UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number          811-08090

                                 Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1301 South Harrison Street

                                 Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                     Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Registrant’s telephone number, including area code:  (260) 455-2000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

Lincoln iShares® Allocation Funds:

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

Lincoln Nasdaq-100 Buffer Funds

Lincoln Nasdaq-100 Buffer Fund Jun

Lincoln Nasdaq-100 Buffer Fund Sep

Lincoln Nasdaq-100 Buffer Fund Dec

Lincoln S&P 500 Buffer Funds

Lincoln S&P 500 Buffer Fund May

Lincoln S&P 500 Buffer Fund Aug

Lincoln S&P 500 Buffer Fund Nov

Lincoln S&P 500 Ultra Buffer Fund May

Lincoln S&P 500 Ultra Buffer Fund Aug

Lincoln S&P 500 Ultra Buffer Fund Nov

LVIP Aggressive Growth Allocation Managed Risk Funds

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Advantage Allocation Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Global Real Estate Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund

LVIP Delaware REIT Fund

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware U.S. Growth Fund

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP SSGA Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Funds:

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small/Mid-Cap 200 Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Nasdaq-100 Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2010 Fund

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Allocation Funds:

LVIP Vanguard Bond Allocation Fund (formerly LVIP Dimensional/Vanguard Total Bond Fund)

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington SMID Cap Value Fund (formerly LVIP Wellington Mid-Cap Value Fund)

LVIP Western Asset Core Bond Fund

Lincoln iShares® Allocation Funds
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln iShares® Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln iShares® Allocation Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
The Lincoln iShares® Fixed Income Allocation Fund returned (1.60)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Lincoln iShares Fixed Income Allocation Composite1, returned (1.54)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The Lincoln iShares® Global Growth Allocation Fund returned 13.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Lincoln iShares Global Growth Allocation Composite3, returned 13.84% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)4, returned 18.54%.
The Lincoln iShares® U.S. Moderate Allocation Fund returned 15.51% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Lincoln iShares U.S. Moderate Allocation Composite5, returned 14.70% and its broad-based benchmark index, the Russell 1000 Index6, returned 26.45%.
Lincoln iShares Fixed Income Allocation Fund
From the start of the year, as the vaccines got rolled out, it was the speed of inoculation that became critical for markets. When viewed as successful, the unloved parts of the equity market were refranchised.
The curse of inflation began to appear in 2Q21, with breakeven inflation expectations turning positive around the world. In May, while investors were distracted by the re-emergence of inflation, global money supply had begun to roll over just as world GDP peaked. With manufacturing unfilled orders still building, global producer prices accelerated sharply – even after accounting for base effects.
The US yield curve dropped over the preceding month with record low rates at the short-end while high yield credit spreads tightened further – monetary policy remained super-accommodative. The disconcerting bear flattening was more alarming set against a long-term Fed Funds forecast of 2.5%.
Ahead of a potential November taper announcement, post the Federal Open Market Committee in September, the US yield curve shifted upwards and steepened modestly. Global supply bottlenecks were getting worse (driver shortages, electricity disruptions) suggesting the rise in producer prices might be accompanied by falling activity. In early November, the Fed delivered tapering (US$15bn) in line with market expectations. The US and global yield curves continued to flatten with markets pricing in a small probability of a recession in 2022 with Federal Reserve Chairperson Powell acknowledging that ‘it was time to retire transitory’ (doubling the pace of tapering).
The fixed income portfolio outperformed its benchmark, though at low relative levels of return overall, driven by the early year moves higher in rates following the vaccine rollout that served to drive credit spreads tighter and curves steeper. High yield bonds, with their shorter relative duration and far higher spreads to the majority of the investment grade market, were able to generate positive total returns in an otherwise muted year for fixed income. The Fund continues to maintain a shorter view on duration to the benchmark.
Lincoln iShares U.S. Moderate Allocation Fund
From the start of the year, as the vaccines got rolled out, it was the speed of inoculation that became critical for markets. When viewed as successful, the unloved parts of the equity market were refranchised. Despite equity markets being overbought, earnings were still being revised up while financial conditions were loosening with US investment grade real spreads negative for the first time ever. Earnings momentum was with equities and so too were break-evens.
As the yield curves steepened, the Value over Growth rotation continued to build momentum. The curse of inflation began to appear in 2Q21, with manufacturing unfilled orders still building, global producer prices accelerated sharply – even after accounting for base effects.
The US yield curve dropped over the preceding month with record low rates at the short-end while high yield credit spreads tightened further – monetary policy remained super-accommodative. Equity market breadth expanded. Cross-asset volatility had also been crushed. The disconcerting bear flattening was more alarming set against a long-term Fed Funds forecast of 2.5%.
Ahead of a potential November taper announcement, post the Federal Open Market Committee in September, the US yield curve shifted upwards and steepened modestly. Global supply bottlenecks were getting worse (driver shortages, electricity disruptions) suggesting the rise in producer prices might be accompanied by falling activity. In early November, the Fed delivered tapering (US$15bn) in line with market expectations. The US and global yield curves continued to flatten with markets pricing in a small probability of a recession in 2022 with Federal Reserve Chairperson Powell acknowledging that ‘it was time to retire transitory’ (doubling the pace of tapering).
Positive Fund performance was driven almost entirely by the large and mega cap space, as factor selection in equities, and mid and small cap ranges underperformed the large cap universe.
The fixed income portion of the Fund saw low relative levels of return overall, driven by the early year moves higher in rates following the vaccine rollout that served to drive credit spreads tighter and curves steeper. High yield bonds with their shorter relative duration and far higher spreads to the majority of the investment grade market, were able to generate positive total returns in an otherwise muted year for fixed income. The Fund continues to maintain a shorter view on duration to the benchmark.
Lincoln iShares Global Growth Allocation Fund
From the start of the year, as the vaccines got rolled out, it was the speed of inoculation that became critical for markets. When viewed as successful, the unloved parts of the equity market were refranchised. Despite equity markets being overbought, earnings were still being revised up while financial conditions were loosening with US investment grade real spreads negative for the first time ever.

Lincoln iShares® Allocation Funds–1

Lincoln iShares® Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
Earnings momentum was with equities and so too were break-evens. As the yield curves steepened, the Value over Growth rotation continued to build momentum.
The curse of inflation began to appear in 2Q21, with breakeven inflation expectations turning positive around the world. In May, while investors were distracted by the re-emergence of inflation, global money supply had begun to roll over just as world GDP peaked. With manufacturing unfilled orders still building, global producer prices accelerated sharply – even after accounting for base effects.
The US yield curve dropped over the preceding month with record low rates at the short-end while high yield credit spreads tightened further – monetary policy remained super-accommodative. Equity market breadth expanded. Cross-asset volatility had also been crushed. The disconcerting bear flattening was more alarming set against a long-term Fed Funds forecast of 2.5%.
Ahead of a potential November taper announcement, post the Federal Open Market Committee in September, the US yield curve shifted upwards and steepened modestly. Global supply bottlenecks were getting worse (driver shortages, electricity disruptions) suggesting the rise in producer prices might be accompanied by falling activity. In early November, the Fed delivered tapering (US$15bn) in line with market expectations. The US and global yield curves continued to flatten with markets pricing in a small probability of a recession in 2022 with Federal Reserve Chairperson Powell acknowledging that ‘it was time to retire transitory’ (doubling the pace of tapering).
The equity markets found that while ‘local’ reopening trades had been responsive to vaccination rates and hospitalization cases, supply side constraints and delivery bottlenecks had accentuated the performance between cross-border sectors.
Positive performance was driven almost entirely by the US large and mega cap space, as factor selection in equities, and mid and small cap ranges underperformed the large cap universe. Developed market Equities underperformed the US once again, and emerging market equities provided negative returns on the year.
The fixed income portion of the Fund saw low relative levels of return overall, driven by the early year moves higher in rates following the vaccine rollout that served to drive credit spreads tighter and curves steeper. High yield bonds, with their shorter relative duration and far higher spreads to the majority of the investment grade market, were able to generate positive total returns in an otherwise muted year for fixed income. The Fund continues to maintain a shorter view on duration to the benchmark.
Portfolio Managers:
BlackRock Investment Management LLC:	Michael Gates
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Lincoln iShares® Fixed Income Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Fixed Income Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value would have increased to $11,997 for the Standard Class shares. For comparison, look at how the Lincoln iShares Fixed Income Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 2/1/17 through 12/31/21. The same $10,000 investment would have increased to $11,893 and $11,893, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.60%
Inception (2/1/17)	+ 3.77%

Lincoln iShares® Allocation Funds–2

Lincoln iShares® Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® Global Growth Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Global Growth Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value would have increased to $16,953 for the Standard Class shares. For comparison, look at how the Lincoln iShares Global Growth Allocation Composite and MSCI All Country World Index (net dividends) did from 2/1/17 through 12/31/21. The same $10,000 investment would have increased to $17,480 and $19,071, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.91%
Inception (2/1/17)	+ 11.34%
Lincoln iShares® U.S. Moderate Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® U.S. Moderate Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value would have increased to $17,024 for the Standard Class shares. For comparison, look at how the Lincoln iShares U.S. Moderate Allocation Composite and Russell 1000 Index did from 2/1/17 through 12/31/21. The same $10,000 investment would have increased to $18,010 and $22,835, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 15.51%
Inception (2/1/17)	+ 11.43%
1. The Lincoln iShares Fixed Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Fixed Income Allocation Composite is constructed as follows: 100% Bloomberg U.S. Aggregate Bond TR USD.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Lincoln iShares Global Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Global Growth Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond TR USD, 49% MSCI ACWI NR USD and 21% MSCI USA NR USD.
4. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

Lincoln iShares® Allocation Funds–3

Lincoln iShares® Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
5. The Lincoln iShares U.S. Moderate Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares U.S. Moderate Allocation Composite is constructed as follows: 40% U.S. Aggregate Bond TR USD and 60% Russell 1000 TR USD.
6. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Lincoln iShares® Allocation Funds–4

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln iShares® Fixed Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$999.40	0.15%	$0.76
Hypothetical
Standard Class Shares	$1,000.00	$1,024.40	0.15%	$0.77
Lincoln iShares® Global Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,042.40	0.20%	$1.03
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Lincoln iShares® U.S. Moderate Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,060.70	0.19%	$0.99
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.19%	$0.97

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lincoln iShares® Allocation Funds–5

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln iShares® Allocation Funds–6

Lincoln iShares® Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln iShares® Fixed Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	109.29%
Fixed Income Funds	109.08%
Money Market Fund	0.21%
Total Investments	109.29%
Liabilities Net of Receivables and Other Assets	(9.29%)
Total Net Assets	100.00%
Lincoln iShares® Global Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	102.09%
Equity Funds	53.59%
Fixed Income Funds	27.27%
International Equity Funds	21.19%
Money Market Fund	0.04%
Total Investments	102.09%
Liabilities Net of Receivables and Other Assets	(2.09%)
Total Net Assets	100.00%
Lincoln iShares® U.S. Moderate Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	101.86%
Equity Funds	65.46%
Fixed Income Funds	36.20%
Money Market Fund	0.20%
Total Investments	101.86%
Liabilities Net of Receivables and Other Assets	(1.86%)
Total Net Assets	100.00%
Lincoln iShares® Allocation Funds–7

Lincoln iShares® Fixed Income Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–109.29%
Fixed Income Funds–109.08%
iShares 1-3 Year Treasury Bond ETF	167	$ 14,285
iShares 20+ Year Treasury Bond ETF	20	2,964
iShares 7-10 Year Treasury Bond ETF	13	1,495
iShares Broad USD Investment Grade Corporate Bond ETF	408	24,374
iShares Core U.S. Aggregate Bond ETF	723	82,480
iShares Core U.S. Treasury Bond ETF	923	24,625
iShares iBoxx $ Investment Grade Corporate Bond ETF	25	3,313
iShares iBoxx High Yield Corporate Bond ETF	64	5,569
iShares MBS ETF	227	24,386
		183,491
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.21%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	353	$ 353
		353
Total Investment Companies (Cost $177,589)		183,844

TOTAL INVESTMENTS–109.29% (Cost $177,589)	183,844
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(9.29%)	(15,631)
NET ASSETS APPLICABLE TO 15,750 SHARES OUTSTANDING–100.00%	$168,213
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® FIXED INCOME ALLOCATION FUND STANDARD CLASS ($168,213 / 15,750 Shares)	$10.680
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$163,349
Distributable earnings/(accumulated loss)	4,864
TOTAL NET ASSETS	$168,213

★ Includes $6,007 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1 payable for fund shares redeemed, $21,627 other accrued expenses payable and $11 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–8

Lincoln iShares® Global Growth Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–102.09%
Equity Funds–53.59%
iShares Core S&P 500 ETF	508	$ 242,311
iShares Core S&P Mid-Cap ETF	290	82,093
iShares Core S&P Small-Cap ETF	365	41,796
iShares Edge MSCI Min Vol USA ETF	816	66,014
iShares Edge MSCI USA Momentum Factor ETF	129	23,455
		455,669
Fixed Income Funds–27.27%
iShares 20+ Year Treasury Bond ETF	51	7,558
iShares Broad USD Investment Grade Corporate Bond ETF	283	16,906
iShares Core U.S. Aggregate Bond ETF	1,114	127,085
iShares Core U.S. Treasury Bond ETF	1,056	28,174
iShares iBoxx $ Investment Grade Corporate Bond ETF	86	11,397
iShares MBS ETF	379	40,716
		231,836
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–21.19%
iShares Core MSCI EAFE ETF	1,675	$ 125,022
iShares Core MSCI Emerging Markets ETF	921	55,131
		180,153
Money Market Fund–0.04%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	328	328
		328
Total Investment Companies (Cost $628,752)		867,986

TOTAL INVESTMENTS–102.09% (Cost $628,752)	867,986
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.09%)	(17,797)
NET ASSETS APPLICABLE TO 55,987 SHARES OUTSTANDING–100.00%	$850,189
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® GLOBAL GROWTH ALLOCATION FUND STANDARD CLASS ($850,189 / 55,987 Shares)	$15.185
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$586,269
Distributable earnings/(accumulated loss)	263,920
TOTAL NET ASSETS	$850,189

★ Includes $6,523 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $14 payable for fund shares redeemed, $24,380 other accrued expenses payable and $115 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–9

Lincoln iShares® U.S. Moderate Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–101.86%
Equity Funds–65.46%
iShares Core S&P 500 ETF	693	$ 330,554
iShares Core S&P Mid-Cap ETF	302	85,490
iShares Core S&P Small-Cap ETF	320	36,643
iShares Edge MSCI Min Vol USA ETF	803	64,963
iShares Edge MSCI USA Momentum Factor ETF	191	34,727
		552,377
Fixed Income Funds–36.20%
iShares 1-3 Year Treasury Bond ETF	249	21,299
iShares 20+ Year Treasury Bond ETF	48	7,113
iShares Broad USD Investment Grade Corporate Bond ETF	459	27,421
iShares Core U.S. Aggregate Bond ETF	1,451	165,530
iShares Core U.S. Treasury Bond ETF	1,294	34,524
iShares iBoxx $ Investment Grade Corporate Bond ETF	53	7,024
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares iBoxx High Yield Corporate Bond ETF	175	$ 15,227
iShares MBS ETF	254	27,287
		305,425
Money Market Fund–0.20%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	1,670	1,670
		1,670
Total Investment Companies (Cost $587,344)		859,472

TOTAL INVESTMENTS–101.86% (Cost $587,344)	859,472
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.86%)	(15,701)
NET ASSETS APPLICABLE TO 55,669 SHARES OUTSTANDING–100.00%	$843,771
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® U.S. MODERATE ALLOCATION FUND STANDARD CLASS ($843,771 / 55,669 Shares)	$15.157
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$529,907
Distributable earnings/(accumulated loss)	313,864
TOTAL NET ASSETS	$843,771

★ Includes $6,035 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $14 payable for fund shares redeemed, $21,635 other accrued expenses payable and $92 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–10

Lincoln iShares® Allocation Funds
Statements of Operations
Year Ended December 31, 2021
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INVESTMENT INCOME:
Dividends	$ 2,900	$ 14,812	$ 11,679
EXPENSES:
Accounting and administration expenses	41,368	41,413	41,412
Professional fees	21,472	26,141	21,480
Consulting fees	2,345	2,345	2,345
Reports and statements to shareholders	1,526	1,535	1,534
Custodian fees	468	1,602	525
Management fees	424	2,039	2,021
Pricing fees	156	209	209
Shareholder servicing fees	49	236	234
Trustees’ fees and expenses	3	17	17
Other	2,094	2,101	2,106
	69,905	77,638	71,883
Less:
Management fees waived	(339)	(979)	(1,213)
Expenses reimbursed	(69,312)	(75,028)	(69,135)
Total operating expenses	254	1,631	1,535
NET INVESTMENT INCOME	2,646	13,181	10,144
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,140)	36,790	49,506
Net change in unrealized appreciation (depreciation) of investments	(4,283)	54,928	55,405
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,423)	91,718	104,911
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$ (2,777)	$104,899	$115,055
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–11

Lincoln iShares® Allocation Funds
Statements of Changes in Net Assets
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,646	$ 3,012	$ 13,181	$ 14,401	$ 10,144	$ 15,896
Net realized gain (loss)	(1,140)	1,029	36,790	7,757	49,506	18,705
Net change in unrealized appreciation (depreciation)	(4,283)	5,187	54,928	82,096	55,405	34,925
Net increase (decrease) in net assets resulting from operations	(2,777)	9,228	104,899	104,254	115,055	69,526
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,537)	(3,643)	(27,482)	(17,834)	(31,161)	(20,489)
	(2,537)	(3,643)	(27,482)	(17,834)	(31,161)	(20,489)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	52,379	—	—	—	—
Reinvestment of dividends and distributions:
Standard Class	2,537	3,643	27,482	17,834	31,161	20,489
	2,537	56,022	27,482	17,834	31,161	20,489
Cost of shares redeemed:
Standard Class	(2,760)	(899)	(143,529)	(10,520)	(164,162)	(421,907)
Increase (decrease) in net assets derived from capital share transactions	(223)	55,123	(116,047)	7,314	(133,001)	(401,418)
NET INCREASE (DECREASE) IN NET ASSETS	(5,537)	60,708	(38,630)	93,734	(49,107)	(352,381)
NET ASSETS:
Beginning of year	173,750	113,042	888,819	795,085	892,878	1,245,259
End of year	$168,213	$173,750	$ 850,189	$888,819	$ 843,771	$ 892,878
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–12

Lincoln iShares® Fixed Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Fixed Income Allocation Fund Standard Class
	Year Ended				2/1/17 [1] to 12/31/17
	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.019	$ 10.436	$ 9.822	$ 10.163	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.169	0.242	0.314	0.290	0.225
Net realized and unrealized gain (loss)	(0.345)	0.576	0.628	(0.347)	0.147
Total from investment operations	(0.176)	0.818	0.942	(0.057)	0.372
Less dividends and distributions from:
Net investment income	(0.155)	(0.184)	(0.328)	(0.284)	(0.209)
Net realized gain	(0.008)	(0.051)	—	—	—
Total dividends and distributions	(0.163)	(0.235)	(0.328)	(0.284)	(0.209)
Net asset value, end of period	$ 10.680	$ 11.019	$ 10.436	$ 9.822	$ 10.163
Total return[3]	(1.60%)	7.85%	9.59%	(0.55%)	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 168	$ 174	$ 113	$ 103	$ 104
Ratio of expenses to average net assets[4]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	41.24%	50.75%	64.19%	57.60%	58.01%
Ratio of net investment income to average net assets	1.56%	2.20%	3.02%	2.92%	2.40%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(39.53%)	(48.40%)	(61.02%)	(54.53%)	(55.46%)
Portfolio turnover	24%	37%	40%	43%	16%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–13

Lincoln iShares® Global Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Global Growth Allocation Fund Standard Class
	Year Ended				2/1/17 [1] to 12/31/17
	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.775	$ 12.412	$ 10.434	$ 11.403	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.240	0.226	0.280	0.240	0.280
Net realized and unrealized gain (loss)	1.674	1.418	2.010	(0.977)	1.236
Total from investment operations	1.914	1.644	2.290	(0.737)	1.516
Less dividends and distributions from:
Net investment income	(0.265)	(0.204)	(0.312)	(0.232)	(0.113)
Net realized gain	(0.239)	(0.077)	—	—	—
Total dividends and distributions	(0.504)	(0.281)	(0.312)	(0.232)	(0.113)
Net asset value, end of period	$ 15.185	$ 13.775	$ 12.412	$ 10.434	$ 11.403
Total return[3]	13.91%	13.30%	21.95%	(6.47%)	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 850	$ 889	$ 795	$ 661	$ 709
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	9.52%	9.97%	10.53%	8.91%	23.01%
Ratio of net investment income to average net assets	1.62%	1.84%	2.39%	2.09%	2.78%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.70%)	(7.93%)	(7.94%)	(6.62%)	(20.03%)
Portfolio turnover	13%	19%	20%	75%	43%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–14

Lincoln iShares® U.S. Moderate Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® U.S. Moderate Allocation Fund Standard Class
	Year Ended				2/1/17 [1] to 12/31/17
	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.627	$ 12.441	$ 10.523	$ 11.128	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.184	0.207	0.245	0.229	0.216
Net realized and unrealized gain (loss)	1.918	1.297	1.959	(0.625)	1.049
Total from investment operations	2.102	1.504	2.204	(0.396)	1.265
Less dividends and distributions from:
Net investment income	(0.186)	(0.262)	(0.255)	(0.209)	(0.137)
Net realized gain	(0.386)	(0.056)	(0.031)	—	—
Total dividends and distributions	(0.572)	(0.318)	(0.286)	(0.209)	(0.137)
Net asset value, end of period	$ 15.157	$ 13.627	$ 12.441	$ 10.523	$ 11.128
Total return[3]	15.51%	12.16%	20.97%	(3.56%)	12.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 844	$ 893	$ 1,245	$ 1,061	$ 910
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.19%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	8.89%	7.55%	6.26%	6.00%	10.32%
Ratio of net investment income to average net assets	1.25%	1.67%	2.07%	2.03%	2.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.45%)	(5.68%)	(4.00%)	(3.78%)	(7.93%)
Portfolio turnover	9%	27%	24%	34%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–15

Lincoln iShares® Allocation Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sell its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in Exchange-Traded Funds (“ETFs”) or financial instruments that provide exposure to such underlying ETFs or other investment companies (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. The underlying ETFs will primarily be BlackRock iShares ETFs.
Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.
The investment objective of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln iShares® Allocation Funds–16

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.20%	0.12%	0.15%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.15%	0.20%	0.19%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2022	2023	2024	Total
Lincoln iShares® Fixed Income Allocation Fund	$52,418	$69,108	$69,312	$ 190,838
Lincoln iShares® Global Growth Allocation Fund	$56,835	$75,570	$75,028	$ 207,433
Lincoln iShares® U.S. Moderate Allocation Fund	$52,302	$68,507	$69,136	$ 189,945
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIAC, not the Funds, pay BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Administrative	$10	$48	$47
Legal	2	7	7
Lincoln iShares® Allocation Funds–17

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Printing and mailing	$1	$4	$3
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Expense reimbursement receivable due from LIAC	$6,007	$6,523	$6,035
Management fees payable to LIAC	7	92	70
Printing and mailing fees payable to Lincoln Life	—	2	1
Shareholder servicing fees payable to Lincoln Life	4	21	21
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2021, Lincoln Life directly owned 71.32% of Lincoln iShares® Fixed Income Allocation Fund.
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Purchases	$44,463	$105,771	$ 77,009
Sales	45,043	235,076	232,918
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Cost of investments	$179,094	$633,137	$591,256
Aggregate unrealized appreciation of investments	$ 4,833	$234,868	$268,268
Aggregate unrealized depreciation of investments	(83)	(19)	(52)
Net unrealized appreciation of investments	$ 4,750	$234,849	$268,216
Lincoln iShares® Allocation Funds–18

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Investments:
Assets:
Investment Companies	$183,844	$867,986	$859,472
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Year ended December 31, 2021
Ordinary income	$2,507	$21,601	$13,977
Long-term capital gains	30	5,881	17,184
Total	$2,537	$27,482	$31,161
Year ended December 31, 2020
Ordinary income	$3,643	$16,417	$17,147
Long-term capital gains	—	1,417	3,342
Total	$3,643	$17,834	$20,489
Lincoln iShares® Allocation Funds–19

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Undistributed ordinary income	$ 500	$ 118	$ —
Undistributed long-term capital gains	—	28,954	45,649
Capital loss carryforward	(385)	—	—
Other temporary differences	(1)	(1)	(1)
Net unrealized appreciation	4,750	234,849	268,216
Distributable earnings/(accumulated loss)	$4,864	$263,920	$313,864
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Lincoln iShares® Fixed Income Allocation Fund
Short-Term	$92
Long-Term	293
Total	$385
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	—	4,685	—	—	—	—
Shares reinvested:
Standard Class	237	331	1,808	1,320	2,075	1,536
	237	5,016	1,808	1,320	2,075	1,536
Shares redeemed:
Standard Class	(255)	(80)	(10,346)	(852)	(11,929)	(36,105)
Net increase (decrease)	(18)	4,936	(8,538)	468	(9,854)	(34,569)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
Lincoln iShares® Allocation Funds–20

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln iShares® Allocation Funds–21

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust.
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
Lincoln iShares® Allocation Funds–22

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Lincoln iShares® Fixed Income Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
Lincoln iShares® Allocation Funds–23

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® Global Growth Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® U.S. Moderate Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund, BlackRock’s experience with exchange-traded funds and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Lincoln iShares® Fixed Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and a custom index (Lincoln iShares Fixed Income Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and equal to the return of the Morningstar peer group median and above the benchmark index for the three-year period. The Board concluded that the services provided by BlackRock were satisfactory.
Lincoln iShares® Allocation Funds–24

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
The Board reviewed the Lincoln iShares® Global Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (Lincoln iShares Global Growth Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period. The Board concluded that the services provided by BlackRock were satisfactory.
The Board reviewed the Lincoln iShares® U.S. Moderate Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Lincoln iShares US Moderate Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Funds’ subadvisory fee schedule, which is the same for each Fund and aggregates the Funds’ assets for purposes of a breakpoint and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team as the Funds. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Funds invest and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln iShares® Allocation Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
Lincoln iShares® Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
Lincoln iShares® Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Lincoln iShares® Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln iShares® Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln iShares® Allocation Funds–30

Lincoln Nasdaq-100 Buffer Funds
Lincoln Nasdaq-100 Buffer Fund Jun
Lincoln Nasdaq-100 Buffer Fund Sep
Lincoln Nasdaq-100 Buffer Fund Dec
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln Nasdaq-100 Buffer Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln Nasdaq-100 Buffer Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln Nasdaq-100 Buffer Fund Jun returned 6.45% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Invesco QQQ TrustSM, Series 11, returned 16.12%.
The Lincoln Nasdaq-100 Buffer Fund Sep returned 3.19% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Invesco QQQ TrustSM, Series 1, returned 6.43%.
The Lincoln Nasdaq-100 Buffer Fund Dec returned 1.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Invesco QQQ TrustSM, Series 1, returned 3.36%.
The Lincoln Nasdaq - 100 Buffer Fund Jun seeks to track the performance of the price return of the QQQ ETF up to a cap, while providing a buffer against losses. Since the Fund’s launch on June 18, 2021, the QQQ ETF has rallied as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln Nasdaq - 100 Buffer Fund Sep seeks to track the performance of the price return of the QQQ ETF up to a cap, while providing a buffer against losses. Since the Fund’s launch on September 17, 2021, the QQQ ETF has rallied as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln Nasdaq - 100 Buffer Fund Dec seeks to track the performance of the price return of the QQQ ETF up to a cap, while providing a buffer against losses. Since the Fund’s launch on December 17, 2021, the QQQ ETF has rallied as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Fund maintained its exposure to the QQQ ETF throughout the year, and the Fund does not hold individual stocks to gain market exposure. Looking through the option and VIT wrappers to decompose performance, we can see that all 11 of the Nasdaq 100 sectors finished the year with gains. The energy sector led the way with a 54.4% gain and the utilities sector was the worst performing sector with a 17.7% gain.
The Fund holds approximately 50% of its assets in CBOE2 listed FLEX options on the QQQ ETF. These FLEX options provide approximately 50% of the long exposure to the QQQ ETF. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the portfolio and are designed to provide a 12% reduction in losses if the market goes down. The cap is structured using a short FLEX call option, the short call is used to offset the cost of the buffer. The effect of selling the short call is the fund does not participate in any market gains beyond the strike of the call.
The Fund underperformed relative to its benchmark, had lower realized volatility and better maximum drawdowns. The underperformance is due to the time value remaining in the options portfolio.
The Libor transition does not impact the value of the Fund’s holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln Nasdaq-100 Buffer Funds–1

Lincoln Nasdaq-100 Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Jun
Growth of $10,000 invested 6/18/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Jun shares on 6/18/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,645 for the Standard Class shares and to $10,625 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 6/18/21 through 12/31/21. The same $10,000 investment would have increased to $11,612. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (6/18/21)	+ 6.45%
Service Class Shares
Inception (6/18/21)	+ 6.25%
Lincoln Nasdaq-100 Buffer Fund Sep
Growth of $10,000 invested 9/17/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Sep shares on 9/17/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,319 for the Standard Class shares and to $10,308 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 9/17/21 through 12/31/21. The same $10,000 investment would have increased to $10,643. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (9/17/21)	+ 3.19%
Service Class Shares
Inception (9/17/21)	+ 3.08%

Lincoln Nasdaq-100 Buffer Funds–2

Lincoln Nasdaq-100 Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Dec
Growth of $10,000 invested 12/17/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Dec shares on 12/17/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,179 for the Standard Class shares and to $10,178 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 12/17/21 through 12/31/21. The same $10,000 investment would have increased to $10,336. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (12/17/21)	+ 1.79%
Service Class Shares
Inception (12/17/21)	+ 1.78%
1. Invesco QQQ TrustSM Series 1 (the “Trust’’) is a unit investment trust that issues securities called Invesco QQQ SharesSM. The Trust holds all of the component securities of the NASDAQ-100 Index® (the “Index”).
2. The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
Lincoln Nasdaq-100 Buffer Funds–3

Lincoln Nasdaq-100 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln Nasdaq-100 Buffer Fund Jun
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual
Standard Class Shares	$1,000.00	$1,064.50	0.62%	$3.23
Service Class Shares	1,000.00	1,062.50	0.97%	5.04
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,021.90	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Lincoln Nasdaq-100 Buffer Fund Sep
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,031.90	0.62%	$1.83
Service Class Shares	1,000.00	1,030.80	0.97%	2.86
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,014.40	0.62%	$3.15
Service Class Shares	1,000.00	1,008.40	0.97%	4.91

*	The Fund commenced operations on September 17, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 106/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lincoln Nasdaq-100 Buffer Funds–4

Lincoln Nasdaq-100 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Dec
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,017.90	0.62%	$0.26
Service Class Shares	1,000.00	1,017.80	0.97%	0.40
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$946.00	0.62%	$3.04
Service Class Shares	1,000.00	906.20	0.97%	4.66

*	The Fund commenced operations on December 17, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 15/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln Nasdaq-100 Buffer Funds–5

Lincoln Nasdaq-100 Buffer Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln Nasdaq-100 Buffer Fund Jun
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	54.34%
Investment Company	54.34%
Equity Fund	54.34%
Unaffiliated Investments	57.71%
Investment Company	2.25%
Money Market Fund	2.25%
Options Purchased	55.46%
Centrally Cleared	55.46%
Call Options Purchased	52.85%
Put Option Purchased	2.61%
Total Investments	112.05%
Options Written	(10.89%)
Centrally Cleared	(10.89%)
Call Options Written	(9.61%)
Put Option Written	(1.28%)
Liabilities Net of Receivables and Other Assets	(1.16%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Fund Sep
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.60%
Investment Company	50.60%
Equity Fund	50.60%
Unaffiliated Investments	58.85%
Investment Company	3.99%
Money Market Fund	3.99%
Options Purchased	54.86%
Centrally Cleared	54.86%
Call Options Purchased	49.17%
Put Option Purchased	5.69%
Total Investments	109.45%
Options Written	(8.21%)
Centrally Cleared	(8.21%)
Call Options Written	(5.18%)
Put Option Written	(3.03%)
Liabilities Net of Receivables and Other Assets	(1.24%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Fund Dec
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.17%
Investment Company	50.17%
Equity Fund	50.17%
Unaffiliated Investments	58.68%
Investment Company	2.10%
Money Market Fund	2.10%
Options Purchased	56.58%
Centrally Cleared	56.58%
Call Options Purchased	48.68%
Put Option Purchased	7.90%
Total Investments	108.85%
Options Written	(8.82%)
Centrally Cleared	(8.82%)
Call Options Written	(4.30%)
Put Option Written	(4.52%)
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Lincoln Nasdaq-100 Buffer Funds–6

Lincoln Nasdaq-100 Buffer Fund Jun
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–54.34%
INVESTMENT COMPANY–54.34%
Equity Fund–54.34%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	111,588	$ 1,312,828
Total Affiliated Investment (Cost $1,152,512)		1,312,828
UNAFFILIATED INVESTMENTS–57.71%
INVESTMENT COMPANY–2.25%
Money Market Fund–2.25%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	54,234	54,234
Total Investment Company (Cost $54,234)		54,234

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–55.46%
CENTRALLY CLEARED–55.46%
Call Options–52.85%
Invesco QQQ Trust SM Series 1 ETF Strike price $10.28, expiration date 6/17/22, notional amount $33,924	33	$ 1,276,928
Put Options–2.61%
Invesco QQQ Trust SM Series 1 ETF Strike price $342.52, expiration date 6/17/22, notional amount $2,260,632	66	62,994
Total Options Purchased (Cost $1,291,604)		1,339,922
Total Unaffiliated Investments (Cost $1,345,838)		1,394,156

TOTAL INVESTMENTS–112.05% (Cost $2,498,350)	2,706,984

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(10.89)%
CENTRALLY CLEARED–(10.89)%
Call Options–(9.61)%
Invesco QQQ Trust SM Series 1 ETF Strike price $381.91, expiration date 6/17/22, notional amount $(2,520,606)	(66)	(232,204)
Put Options–(1.28)%
Invesco QQQ Trust SM Series 1 ETF Strike price $301.42, expiration date 6/17/22, notional amount $(1,989,372)	(66)	(30,875)
Total Options Written (Premiums received $(189,196))		(263,079)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.16%)		(28,077)
NET ASSETS APPLICABLE TO 228,123 SHARES OUTSTANDING–100.00%		$2,415,828

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–7

Lincoln Nasdaq-100 Buffer Fund Sep
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.60%
INVESTMENT COMPANY–50.60%
Equity Fund–50.60%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	104,510	$ 1,229,557
Total Affiliated Investment (Cost $1,173,106)		1,229,557
UNAFFILIATED INVESTMENTS–58.85%
INVESTMENT COMPANY–3.99%
Money Market Fund–3.99%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	96,943	96,943
Total Investment Company (Cost $96,943)		96,943

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.86%
CENTRALLY CLEARED–54.86%
Call Options–49.17%
Invesco QQQ Trust SM Series 1 ETF Strike price $11.21, expiration date 9/16/22, notional amount $34,751	31	$ 1,194,680
Put Options–5.69%
Invesco QQQ Trust SM Series 1 ETF Strike price $373.84, expiration date 9/16/22, notional amount $2,317,808	62	138,319
Total Options Purchased (Cost $1,331,031)		1,332,999
Total Unaffiliated Investments (Cost $1,427,974)		1,429,942

TOTAL INVESTMENTS–109.45% (Cost $2,601,080)	2,659,499

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(8.21)%
CENTRALLY CLEARED–(8.21)%
Call Options–(5.18)%
Invesco QQQ Trust SM Series 1 ETF Strike price $420.11, expiration date 9/16/22, notional amount $(2,604,682)	(62)	(125,944)
Put Options–(3.03)%
Invesco QQQ Trust SM Series 1 ETF Strike price $328.97, expiration date 9/16/22, notional amount $(2,039,614)	(62)	(73,623)
Total Options Written (Premiums received $(200,267))		(199,567)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.24%)		(30,144)
NET ASSETS APPLICABLE TO 236,977 SHARES OUTSTANDING–100.00%		$2,429,788

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–8

Lincoln Nasdaq-100 Buffer Fund Dec
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.17%
INVESTMENT COMPANY–50.17%
Equity Fund–50.17%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	114,527	$ 1,347,413
Total Affiliated Investment (Cost $1,306,338)		1,347,413
UNAFFILIATED INVESTMENTS–58.68%
INVESTMENT COMPANY–2.10%
Money Market Fund–2.10%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	56,437	56,437
Total Investment Company (Cost $56,437)		56,437

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–56.58%
CENTRALLY CLEARED–56.58%
Call Options–48.68%
Invesco QQQ Trust SM Series 1 ETF Strike price $11.55, expiration date 12/16/22, notional amount $39,270	34	$ 1,307,080
Put Options–7.90%
Invesco QQQ Trust SM Series 1 ETF Strike price $384.92, expiration date 12/16/22, notional amount $2,617,456	68	212,211
Total Options Purchased (Cost $1,522,859)		1,519,291
Total Unaffiliated Investments (Cost $1,579,296)		1,575,728

TOTAL INVESTMENTS–108.85% (Cost $2,885,634)	2,923,141

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(8.82)%
CENTRALLY CLEARED–(8.82)%
Call Options–(4.30)%
Invesco QQQ Trust SM Series 1 ETF Strike price $442.30, expiration date 12/16/22, notional amount $(3,007,640)	(68)	(115,335)
Put Options–(4.52)%
Invesco QQQ Trust SM Series 1 ETF Strike price $338.72, expiration date 12/16/22, notional amount $(2,303,296)	(68)	(121,400)
Total Options Written (Premiums received $(245,266))		(236,735)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)		(997)
NET ASSETS APPLICABLE TO 263,843 SHARES OUTSTANDING–100.00%		$2,685,409

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–9

Lincoln Nasdaq-100 Buffer Funds
Statements of Assets and Liabilities
December 31, 2021
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
ASSETS:
Unaffiliated investments, at value	$1,394,156	$1,429,942	$1,575,728
Affiliated investments, at value	1,312,828	1,229,557	1,347,413
Prepaid expenses	7	7	—
Dividends and interest receivable	2	2	5
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	—	504	22,173
TOTAL ASSETS	2,706,993	2,660,012	2,945,319
LIABILITIES:
Options written, at value	263,079	199,567	236,735
Other accrued expenses payable	25,894	29,241	22,165
Due to manager and affiliates	2,191	1,413	1,010
Payable for fund shares redeemed	1	3	—
TOTAL LIABILITIES	291,165	230,224	259,910
TOTAL NET ASSETS	$2,415,828	$2,429,788	$2,685,409
Unaffiliated investments, at cost	$1,345,838	$1,427,974	$1,579,296
Affiliated investments, at cost	1,152,512	1,173,106	1,306,338
Options written, premiums received	(189,196)	(200,267)	(245,266)
Standard Class:
Net Assets	$ 10,645	$ 10,319	$ 10,179
Shares Outstanding	1,005	1,006	1,000
Net Asset Value Per Share	$ 10.591[1]	$ 10.254[1]	$ 10.179
Service Class:
Net Assets	$2,405,183	$2,419,469	$2,675,230
Shares Outstanding	227,118	235,971	262,843
Net Asset Value Per Share	$ 10.590	$ 10.253	$ 10.178
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,281,077	$2,370,669	$2,639,371
Distributable earnings/(accumulated loss)	134,751	59,119	46,038
TOTAL NET ASSETS	$2,415,828	$2,429,788	$2,685,409

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–10

Lincoln Nasdaq-100 Buffer Funds
Statements of Operations
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
	6/18/21 *	9/17/21 *	12/17/21 *
	to 12/31/21	to 12/31/21	to 12/31/21
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,171	$ 2,097	$ —
Dividends from unaffiliated investments	18	9	5
	2,189	2,106	5
EXPENSES:
Professional fees	26,560	25,015	20,026
Accounting and administration expenses	24,800	11,564	1,584
Reports and statements to shareholders	11,966	800	329
Management fees	6,934	3,686	569
Distribution fees-Service Class	4,393	2,335	361
Index fees	808	435	62
Pricing fees	535	388	206
Shareholder servicing fees	366	194	30
Custodian fees	363	200	100
Trustees’ fees and expenses	25	11	47
Consulting fees	5	5	6
Other	2,927	1,233	94
	79,682	45,866	23,414
Less:
Management fees waived	(2,900)	(1,541)	(238)
Expenses reimbursed	(64,572)	(37,835)	(22,173)
Total operating expenses	12,210	6,490	1,003
NET INVESTMENT LOSS	(10,021)	(4,384)	(998)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from affiliated investment companies	15,957	15,413	—
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	160,316	56,451	41,075
Options purchased	48,318	1,968	(3,568)
Options written	(73,883)	700	8,531
Net change in unrealized appreciation (depreciation)	134,751	59,119	46,038
NET REALIZED AND UNREALIZED GAIN	150,708	74,532	46,038
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$140,687	$ 70,148	$ 45,040

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–11

Lincoln Nasdaq-100 Buffer Funds
Statements of Changes in Net Assets
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
	6/18/21 * to	9/17/21 * to	12/17/21 * to
	12/31/21	12/31/21	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (10,021)	$ (4,384)	$ (998)
Net realized gain	15,957	15,413	—
Net change in unrealized appreciation (depreciation)	134,751	59,119	46,038
Net increase in net assets resulting from operations	140,687	70,148	45,040
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(54)	(65)	—
Service Class	(7,878)	(12,945)	—
	(7,932)	(13,010)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	10,000	10,000
Service Class	2,265,151	2,362,556	2,630,369
Reinvestment of dividends and distributions:
Standard Class	54	65	—
Service Class	7,878	12,945	—
	2,283,083	2,385,566	2,640,369
Cost of shares redeemed:
Service Class	(10)	(12,916)	—
	(10)	(12,916)	—
Increase in net assets derived from capital share transactions	2,283,073	2,372,650	2,640,369
NET INCREASE IN NET ASSETS	2,415,828	2,429,788	2,685,409
NET ASSETS:
Beginning of period	—	—	—
End of period	$2,415,828	$2,429,788	$2,685,409

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–12

Lincoln Nasdaq-100 Buffer Fund Jun
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun
	Standard Class 6/18/21[1] to 12/31/21	Service Class 6/18/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.023)	(0.045)
Net realized and unrealized gain	0.668	0.670
Total from investment operations	0.645	0.625
Less dividends and distributions from:
Net investment income	(0.054)	(0.035)
Total dividends and distributions	(0.054)	(0.035)
Net asset value, end of period	$ 10.591	$ 10.590
Total return[3]	6.45%	6.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11	$ 2,405
Ratio of expenses to average net assets[4]	0.62%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.97%	6.32%
Ratio of net investment income (loss) to average net assets	(0.45%)	(0.80%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(5.80%)	(6.15%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–13

Lincoln Nasdaq-100 Buffer Fund Sep
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Sep
	Standard Class 9/17/21[1] to 12/31/21	Service Class 9/17/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.009)	(0.020)
Net realized and unrealized gain	0.328	0.328
Total from investment operations	0.319	0.308
Less dividends and distributions from:
Net investment income	(0.065)	(0.055)
Total dividends and distributions	(0.065)	(0.055)
Net asset value, end of period	$ 10.254	$ 10.253
Total return[3]	3.19%	3.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,419
Ratio of expenses to average net assets[4]	0.62%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	6.50%	6.85%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.66%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(6.19%)	(6.54%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–14

Lincoln Nasdaq-100 Buffer Fund Dec
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Dec
	Standard Class 12/17/21[1] to 12/31/21	Service Class 12/17/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	—	(0.005)
Net realized and unrealized gain	0.179	0.183
Total from investment operations	0.179	0.178
Less dividends and distributions from:
Net asset value, end of period	$ 10.179	$ 10.178
Total return[3]	1.79%	1.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,675
Ratio of expenses to average net assets[4]	0.62%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	22.27%	22.62%
Ratio of net investment income (loss) to average net assets	(0.62%)	(0.97%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(22.27%)	(22.62%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–15

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep and Lincoln Nasdaq-100 Buffer Fund Dec (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA Nasdaq-100 Index Fund. Each Fund is advised by Lincoln Investment Advisors Corporation ( LIAC ). The LVIP SSGA Nasdaq-100 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in the securities that make up the Nasdaq-100 Index and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment companies, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”) to seek to produce pre-determined investment outcomes based on the performance of the Index over a one-year period. Financial statements for the Underlying Funds can be found at www.sec.gov.
Each Fund’s investment objective is to seek over a specified annual period (an “Outcome Period”), to provide returns that track those of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds’ sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on each Fund's federal income tax return from the period June 18, 2021* for Lincoln Nasdaq-100 Buffer Fund Jun, September 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Sep, December 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Dec through December 31, 2021, and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period June 18, 2021* for Lincoln Nasdaq-100 Buffer Fund Jun, September 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Sep, December 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Dec through December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln Nasdaq-100 Buffer Funds–16

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
* Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.
For its services, LIAC receives a management fee at an annual rate of 0.55% of each Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.23% on first $50 million and 0.00% over $50 million of each Fund’s average daily net assets. This agreement will continue at least through the following dates and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Agreement Date
Lincoln Nasdaq-100 Buffer Fund Jun	June 17, 2022
Lincoln Nasdaq-100 Buffer Fund Sep	September 16, 2022
Lincoln Nasdaq-100 Buffer Fund Dec	December 16, 2022
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly. The agreement will continue at least through the following dates and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
	Standard Class	Service Class	Agreement Date
Lincoln Nasdaq-100 Buffer Fund Jun	0.62%	0.97%	June 17, 2022
Lincoln Nasdaq-100 Buffer Fund Sep	0.62%	0.97%	September 16, 2022
Lincoln Nasdaq-100 Buffer Fund Dec	0.62%	0.97%	December 16, 2022
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	Total
Lincoln Nasdaq-100 Buffer Fund Jun	$64,572	$ 64,572
Lincoln Nasdaq-100 Buffer Fund Sep	$37,835	$ 37,835
Lincoln Nasdaq-100 Buffer Fund Dec	$22,173	$ 22,173
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the periods shown through December 31, 2021, costs for these administrative and legal services were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun June 18, 2021*	Lincoln Nasdaq-100 Buffer Fund Sep September 17, 2021*	Lincoln Nasdaq-100 Buffer Fund Dec December 17, 2021*
Administrative	$66	$33	$—
Legal	7	6	—
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Nasdaq-100 Buffer Funds–17

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the periods shown through December 31, 2021, these fees were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun June 18, 2021*	Lincoln Nasdaq-100 Buffer Fund Sep September 17, 2021*	Lincoln Nasdaq-100 Buffer Fund Dec December 17, 2021*
Printing and mailing	$6	$—	$288
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Expense reimbursement receivable due from LIAC	$ —	$504	$22,173
Management fees payable to LIAC	1,422	648	331
Distribution fees payable to LFD	704	706	361
Printing and mailing fees payable to Lincoln Life	6	—	288
Shareholder servicing fees payable to Lincoln Life	59	59	30
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2021, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln Nasdaq-100 Buffer Fund Jun	98.96%
Lincoln Nasdaq-100 Buffer Fund Sep	95.46%
Lincoln Nasdaq-100 Buffer Fund Dec	85.28%
Lincoln Nasdaq-100 Buffer Funds–18

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
Lincoln Nasdaq-100 Buffer Fund Jun
	Value 6/18/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-54.34%@
Equity Fund-54.34%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$—	$1,152,512	$—	$—	$160,316	$1,312,828	111,588	$2,171	$15,957

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Fund Sep
	Value 9/17/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.60%@
Equity Fund-50.60%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$—	$1,173,106	$—	$—	$56,451	$1,229,557	104,510	$2,097	$15,413

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Fund Dec
	Value 12/17/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.17%@
Equity Fund-50.17%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$—	$1,306,338	$—	$—	$41,075	$1,347,413	114,527	$—	$—

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Funds–19

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Nasdaq-100 Buffer Fund Dec (continued)
* Date of commencement of operations.
3. Investments
For the periods shown through December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun June 18, 2021*	Lincoln Nasdaq-100 Buffer Fund Sep September 17, 2021*	Lincoln Nasdaq-100 Buffer Fund Dec December 17, 2021*
Purchases	$1,152,513	$1,173,106	$1,306,339
Sales	—	—	—
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Cost of investments and derivatives	$2,498,350	$2,601,080	$2,885,634
Aggregate unrealized appreciation of investments and derivatives	$ 418,407	$ 209,334	$ 143,422
Aggregate unrealized depreciation of investments and derivatives	(283,656)	(150,215)	(97,385)
Net unrealized appreciation of investments and derivatives	$ 134,751	$ 59,119	$ 46,037
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Lincoln Nasdaq-100 Buffer Funds–20

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Lincoln Nasdaq-100 Buffer Fund Jun
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,312,828	$ —	$—	$1,312,828
Unaffiliated Investment Company	54,234	—	—	54,234
Options Purchased	—	1,339,922	—	1,339,922
Total Investments	$1,367,062	$1,339,922	$—	$2,706,984
Derivatives:
Liabilities:
Options Written	$ —	$ (263,079)	$—	$ (263,079)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Nasdaq-100 Buffer Fund Sep
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,229,557	$ —	$—	$1,229,557
Unaffiliated Investment Company	96,943	—	—	96,943
Options Purchased	—	1,332,999	—	1,332,999
Total Investments	$1,326,500	$1,332,999	$—	$2,659,499
Derivatives:
Liabilities:
Options Written	$ —	$ (199,567)	$—	$ (199,567)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Nasdaq-100 Buffer Fund Dec
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,347,413	$ —	$—	$1,347,413
Unaffiliated Investment Company	56,437	—	—	56,437
Options Purchased	—	1,519,291	—	1,519,291
Total Investments	$1,403,850	$1,519,291	$—	$2,923,141
Derivatives:
Liabilities:
Options Written	$ —	$ (236,735)	$—	$ (236,735)
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the period ended December 31, 2021 were as follows:
Lincoln Nasdaq-100 Buffer Funds–21

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Period ended December 31, 2021
Ordinary income	$7,932	$13,010	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Net unrealized appreciation	$134,751	$59,119	$46,038
Distributable earnings/(accumulated loss)	$134,751	$59,119	$46,038
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Funds recorded the following permanent reclassifications primarily related to tax treatment of non-deductible expenses and net operating losses:
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Distributable Earnings/(Accumulated Loss)	$ 1,996	$ 1,981	$ 998
Paid-in capital	(1,996)	(1,981)	(998)
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
	6/18/21 * to	9/17/21 * to	12/17/21 * to
	12/31/21	12/31/21	12/31/21
Shares sold:
Standard Class	1,000	1,000	1,000
Service Class	226,375	235,984	262,843
Shares reinvested:
Standard Class	5	6	—
Service Class	744	1,261	—
	228,124	238,251	263,843
Shares redeemed:
Standard Class	—	—	—
Service Class	(1)	(1,274)	—
	(1)	(1,274)	—
Net increase	228,123	236,977	263,843

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Lincoln Nasdaq-100 Buffer Funds–22

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Options Contracts–During the period ended June 18, 2021* for Lincoln Nasdaq-100 Buffer Fund Jun, September 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Sep and December 17,2021* for Lincoln Nasdaq-100 Buffer Fund Dec through December 31, 2021, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
During the period ended June 18, 2021* for Lincoln Nasdaq-100 Buffer Fund Jun, September 17, 2021* for Lincoln Nasdaq-100 Buffer Fund Sep and December 17,2021* for Lincoln Nasdaq-100 Buffer Fund Dec through December 31, 2021, the Funds used options contracts to adjust the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln Nasdaq-100 Buffer Fund Jun
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,339,922	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(263,079)
Total		$1,339,922		$(263,079)
The effect of derivative instruments on the Statements of Operations for the period June 18, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ 48,318
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(73,883)
Total		$—	$(25,565)
Lincoln Nasdaq-100 Buffer Funds–23

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln Nasdaq-100 Buffer Fund Sep
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Investments, at value	$1,332,999	Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(199,567)
Total		$1,332,999		$(199,567)
The effect of derivative instruments on the Statements of Operations for the period September 17, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$1,968
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	700
Total		$—	$2,668
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln Nasdaq-100 Buffer Fund Dec
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Investments, at value	$1,519,291	Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(236,735)
Total		$1,519,291		$(236,735)
Lincoln Nasdaq-100 Buffer Funds–24

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the period December 17, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$(3,568)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	8,531
Total		$—	$ 4,963
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the periods shown through December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln Nasdaq-100 Buffer Fund Jun June 18, 2021*	$691,553	$122,541
Lincoln Nasdaq-100 Buffer Fund Sep September 17, 2021*	399,635	61,237
Lincoln Nasdaq-100 Buffer Fund Dec December 17, 2021*	116,869	18,210
* Date of commencement of operations.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln Nasdaq-100 Buffer Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln Nasdaq–100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer fund Sep, and Lincoln Nasdaq-100 Buffer Fund Dec and the Board of Trustees of Lincoln Variable Insurance Products Trust.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep and Lincoln Nasdaq-100 Buffer Fund Dec (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Lincoln Nasdaq-100 Buffer Fund Jun	For the period from June 18, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Sep	For the period from September 17, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Dec	For the period from December 17, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
Lincoln Nasdaq-100 Buffer Funds–26

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On March 8-9, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for four new series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meeting. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life and LIAC to consider the approval of the Advisory Agreements.
Based upon its review, the Board concluded that it was in the best interest of each Fund that the Advisory Agreements be approved. The Board determined that, given the totality of the information provided in connection with the 2020 annual contract renewal process, similar defined outcome funds based on the S&P 500 Index and with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to each Fund by LIAC, including LIAC personnel and resources. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the 2020 contract renewal process. The Board considered LIAC’s rationale for proposing the Funds. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to each Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Management Fee. The Board reviewed each Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the gross investment management fee and net expense ratio to those of a peer group provided by LIAC. The Board noted that the peer group provided by LIAC included funds organized as exchange-traded funds, some of which pay a unitary fee.
The Board noted that the gross investment management fee for each Fund was below the median gross investment management fee of the peer group. The Board considered that LIAC proposed, for each Fund, to waive a portion of its advisory fee and implement an expense limitation for the Standard class and the Service class for one year after the applicable Fund’s launch. The Board also considered that each Fund’s estimated net expense ratio for Standard class shares, giving effect to the expense limitation, was lower than the median net expense ratio of the peer group. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had not commenced operations and that LIAC proposed, for each Fund, an advisory fee waiver and an expense limitation for its Standard and Service class shares for one year after the applicable Fund’s launch and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of the each Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the 2020 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) receive 12b-1 fees which are paid by the Fund’s Service class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Lincoln Nasdaq-100 Buffer Funds–27

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to each Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Milliman under the sub-advisory agreement. The Board considered that Milliman provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the 2020 contract renewal process. The Board reviewed the services to be provided by Milliman, the background of the investment professionals to be servicing the Funds, and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and comparable sub-advisory information provided by LIAC. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed subadvisory fee for each Fund was reasonable.
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting defined outcome programs for clients in large volume among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interest of each Fund.
Lincoln Nasdaq-100 Buffer Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
Lincoln Nasdaq-100 Buffer Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
Lincoln Nasdaq-100 Buffer Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Lincoln Nasdaq-100 Buffer Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln Nasdaq-100 Buffer Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln Nasdaq-100 Buffer Funds–33

Lincoln S&P 500 Buffer Funds
Lincoln S&P 500 Buffer Fund May
Lincoln S&P 500 Buffer Fund Aug
Lincoln S&P 500 Buffer Fund Nov
Lincoln S&P 500 Ultra Buffer Funds
Lincoln S&P 500 Ultra Buffer Fund May
Lincoln S&P 500 Ultra Buffer Fund Aug
Lincoln S&P 500 Ultra Buffer Fund Nov
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln S&P 500 Buffer Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln S&P 500 Buffer Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln S&P 500 Buffer Fund May returned 7.18% (Standard Class shares with distributions reinvested) for the period May 21, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index1, returned 14.69%.
The Lincoln S&P 500 Buffer Fund Aug returned 3.96% (Standard Class shares with distributions reinvested) for the period August 20, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index, returned 7.31%.
The Lincoln S&P 500 Buffer Fund Nov returned 1.01% (Standard Class shares with distributions reinvested) for the period November 19, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index, returned 1.45%.
The Lincoln S&P 500 Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing a buffer against losses. Since the Fund’s launch on May 21, 2021, the S&P 500®Index has rallied 14.7% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln S&P 500 Buffer Fund Aug seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing a buffer against losses. Since the Fund’s launch on August 20, 2021, the S&P 500® Index has rallied 7.3% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln S&P 500 Buffer Fund Nov seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing a buffer against losses. Since the Fund’s launch on November 19, 2021, the S&P 500® Index has rallied 1.45% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Funds maintained its exposure to the S&P 500® Index throughout the year, and the Funds does not hold individual stocks to gain market exposure. Looking through the option and VIT wrappers to decompose performance, we can see that all 11 of the S&P sectors finished the year with gains. The energy sector of the S&P® Index led the way with a 53.4% gain and the communications services sector was the worst performing sector of the S&P Index with a 16.0% gain.
The Funds hold approximately 50% of its assets in CBOE (Chicago Board Options Exchange) listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the portfolio and are designed to provide a 12% reduction in losses if the market goes down. The cap is structured using a short FLEX call option, the short call is used to offset the cost of the buffer. The effect of selling the short call is the Funds does not participate in any market gains beyond the strike of the call.
The Funds underperformed relative to its benchmark, had lower realized volatility and better maximum drawdowns. The underperformance is due to the time value remaining in the options portfolio.
The Libor transition does not impact the value of the Fund’s holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln S&P 500 Buffer Funds–1

Lincoln S&P 500 Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,718 for the Standard Class shares and to $10,696 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 5/21/21 through 12/31/21. The same $10,000 investment would have increased to $11,469. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (5/21/21)	+ 7.18%
Service Class Shares
Inception (5/21/21)	+ 6.96%
Lincoln S&P 500 Buffer Fund Aug
Growth of $10,000 invested 8/20/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Aug shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,396 for the Standard Class shares and to $10,382 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 8/20/21 through 12/31/21. The same $10,000 investment would have increased to $10,731. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (8/20/21)	+ 3.96%
Service Class Shares
Inception (8/20/21)	+ 3.82%

Lincoln S&P 500 Buffer Funds–2

Lincoln S&P 500 Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Nov
Growth of $10,000 invested 11/19/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Nov shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,101 for the Standard Class shares and to $10,097 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 11/19/21 through 12/31/21. The same $10,000 investment would have increased to $10,145. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (11/19/21)	+ 1.01%
Service Class Shares
Inception (11/19/21)	+ 0.97%
1. The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.
Lincoln S&P 500 Buffer Funds–3

Lincoln S&P 500 Ultra Buffer Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln S&P 500 Ultra Buffer Fund May returned 3.69% (Standard Class shares with distributions reinvested) for the period May 21, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index1, returned 14.69%.
The Lincoln S&P 500 Ultra Buffer Fund Aug returned 2.15% (Standard Class shares with distributions reinvested) for the period August 20, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index, returned 7.31%.
The Lincoln S&P 500 Ultra Buffer Fund Nov returned 0.56% (Standard Class shares with distributions reinvested) for the period November 19, 2021, to December 31, 2021, while its benchmark, the S&P 500 Price Return Index, returned 1.45%.
The Lincoln S&P 500 Ultra Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing a buffer against losses. Since the Fund’s launch on May 21, 2021, the S&P 500® Index has rallied 14.7% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln S&P 500 Ultra Buffer Fund Aug seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing a buffer against losses. Since the Fund’s launch on August 20, 2021, the S&P 500® Index has rallied 7.3% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Lincoln S&P 500 Ultra Buffer Fund Nov seeks to track the performance of the price return of the S&P 500® Index up to a cap, while providing provide a buffer against losses. Since the Fund’s launch on November 19, 2021, the S&P 500® Index has rallied 1.45% as US monetary policy remained accommodative and economic conditions continued to improve from the start of the COVID pandemic as lockdowns faded.
The Funds maintained its exposure to the S&P 500® Index throughout the year, and the Funds does not hold individual stocks to gain market exposure. Looking through the option and VIT wrappers to decompose performance, we can see that all 11 of the S&P sectors finished the year with gains. The energy sector of the S&P 500® Index led the way with a 53.4% gain and the communications services sector was the worst performing sector of the S&P 500® Index with a 16.0% gain.
The Funds hold approximately 50% of its assets in CBOE (Chicago Board Options Exchange) listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the portfolio and are designed to provide a 22% reduction in losses if the market goes down. The cap is structured using a short FLEX call option, the short call is used to offset the cost of the buffer. The effect of selling the short call is the Funds does not participate in any market gains beyond the strike of the call.
The Funds underperformed relative to its benchmark, had lower realized volatility and better maximum drawdowns. The underperformance is due to the time value remaining in the options portfolio.
The Libor transition does not impact the value of the Fund’s holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln S&P 500 Ultra Buffer Funds–4

Lincoln S&P 500 Ultra Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Ultra Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,369 for the Standard Class shares and to $10,345 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 5/21/21 through 12/31/21. The same $10,000 investment would have increased to $11,469. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (5/21/21)	+ 3.69%
Service Class Shares
Inception (5/21/21)	+ 3.45%
Lincoln S&P 500 Ultra Buffer Fund Aug
Growth of $10,000 invested 8/20/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Aug shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,215 for the Standard Class shares and to $10,202 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 8/20/21 through 12/31/21. The same $10,000 investment would have increased to $10,731. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (8/20/21)	+ 2.15%
Service Class Shares
Inception (8/20/21)	+ 2.02%

Lincoln S&P 500 Ultra Buffer Funds–5

Lincoln S&P 500 Ultra Buffer Funds
2021 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Ultra Buffer Fund Nov
Growth of $10,000 invested 11/19/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Nov shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,056 for the Standard Class shares and to $10,052 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 11/19/21 through 12/31/21. The same $10,000 investment would have increased to $10,145. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (11/19/21)	+ 0.56%
Service Class Shares
Inception (11/19/21)	+ 0.52%
1. The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.

Lincoln S&P 500 Ultra Buffer Funds–6

Lincoln S&P 500 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln S&P 500 Buffer Fund May
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,047.90	0.58%	$2.99
Service Class Shares	1,000.00	1,046.10	0.93%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Lincoln S&P 500 Buffer Fund Aug
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,039.60	0.58%	$2.17
Service Class Shares	1,000.00	1,038.20	0.93%	3.48
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,017.00	0.58%	$2.95
Service Class Shares	1,000.00	1,012.40	0.93%	4.72

*	The Fund commenced operations on August 20, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 134/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lincoln S&P 500 Buffer Funds–7

Lincoln S&P 500 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Nov
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,010.10	0.58%	$0.69
Service Class Shares	1,000.00	1,009.70	0.93%	1.10
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,005.20	0.58%	$0.69
Service Class Shares	1,000.00	1,004.80	0.93%	1.10

*	The Fund commenced operations on November 19, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 43/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Lincoln S&P 500 Ultra Buffer Fund May
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,022.80	0.58%	$2.96
Service Class Shares	1,000.00	1,021.00	0.93%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Lincoln S&P 500 Ultra Buffer Fund Aug
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,021.50	0.58%	$2.15
Service Class Shares	1,000.00	1,020.20	0.93%	3.45
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,017.00	0.58%	$2.95
Service Class Shares	1,000.00	1,012.40	0.93%	4.72

*	The Fund commenced operations on August 20, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 134/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Lincoln S&P 500 Ultra Buffer Fund Nov
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21
Actual*
Standard Class Shares	$1,000.00	$1,005.60	0.58%	$0.69
Service Class Shares	1,000.00	1,005.20	0.93%	1.10
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,005.20	0.58%	$0.69
Service Class Shares	1,000.00	1,004.80	0.93%	1.10

*	The Fund commenced operations on November 19, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 43/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lincoln S&P 500 Buffer Funds–8

Lincoln S&P 500 Ultra Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln S&P 500 Buffer Funds–9

Lincoln S&P 500 Buffer Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln S&P 500 Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	52.93%
Investment Company	52.93%
Equity Fund	52.93%
Unaffiliated Investments	55.86%
Investment Company	2.19%
Money Market Fund	2.19%
Options Purchased	53.67%
Centrally Cleared	53.67%
Call Options Purchased	51.98%
Put Option Purchased	1.69%
Total Investments	108.79%
Options Written	(7.65%)
Centrally Cleared	(7.65%)
Call Options Written	(6.86%)
Put Option Written	(0.79%)
Liabilities Net of Receivables and Other Assets	(1.14%)
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund Aug
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.00%
Investment Company	51.00%
Equity Fund	51.00%
Unaffiliated Investments	56.39%
Investment Company	2.27%
Money Market Fund	2.27%
Options Purchased	54.12%
Centrally Cleared	54.12%
Call Options Purchased	50.00%
Put Option Purchased	4.12%
Total Investments	107.39%
Options Written	(6.31%)
Centrally Cleared	(6.31%)
Call Options Written	(4.18%)
Put Option Written	(2.13%)
Liabilities Net of Receivables and Other Assets	(1.08%)
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund Nov
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	49.25%
Investment Company	49.25%
Equity Fund	49.25%
Unaffiliated Investments	57.32%
Investment Company	2.38%
Money Market Fund	2.38%
Options Purchased	54.94%
Centrally Cleared	54.94%
Call Options Purchased	48.12%
Put Option Purchased	6.82%
Total Investments	106.57%
Options Written	(6.21%)
Centrally Cleared	(6.21%)
Call Options Written	(2.43%)
Put Option Written	(3.78%)
Liabilities Net of Receivables and Other Assets	(0.36%)
Total Net Assets	100.00%

Lincoln S& P 500 Buffer Funds–10

Lincoln S&P 500 Ultra Buffer Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	53.55%
Investment Company	53.55%
Equity Fund	53.55%
Unaffiliated Investments	58.78%
Investment Company	4.49%
Money Market Fund	4.49%
Options Purchased	54.29%
Centrally Cleared	54.29%
Call Options Purchased	52.58%
Put Option Purchased	1.71%
Total Investments	112.33%
Options Written	(11.10%)
Centrally Cleared	(11.10%)
Call Options Written	(10.65%)
Put Option Written	(0.45%)
Liabilities Net of Receivables and Other Assets	(1.23%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund Aug
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.45%
Investment Company	51.45%
Equity Fund	51.45%
Unaffiliated Investments	57.94%
Investment Company	3.38%
Money Market Fund	3.38%
Options Purchased	54.56%
Centrally Cleared	54.56%
Call Options Purchased	50.41%
Put Option Purchased	4.15%
Total Investments	109.39%
Options Written	(8.14%)
Centrally Cleared	(8.14%)
Call Options Written	(6.92%)
Put Option Written	(1.22%)
Liabilities Net of Receivables and Other Assets	(1.25%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund Nov
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	49.93%
Investment Company	49.93%
Equity Fund	49.93%
Unaffiliated Investments	57.17%
Investment Company	1.49%
Money Market Fund	1.49%
Options Purchased	55.68%
Centrally Cleared	55.68%
Call Options Purchased	48.77%
Put Option Purchased	6.91%
Total Investments	107.10%
Options Written	(6.75%)
Centrally Cleared	(6.75%)
Call Options Written	(4.48%)
Put Option Written	(2.27%)
Liabilities Net of Receivables and Other Assets	(0.35%)
Total Net Assets	100.00%

Lincoln S&P 500 Buffer Funds–11

Lincoln S&P 500 Buffer Fund May
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–52.93%
INVESTMENT COMPANY–52.93%
Equity Fund–52.93%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	45,615	$ 1,372,324
Total Affiliated Investment (Cost $1,241,210)		1,372,324
UNAFFILIATED INVESTMENTS–55.86%
INVESTMENT COMPANY–2.19%
Money Market Fund–2.19%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	56,797	56,797
Total Investment Company (Cost $56,797)		56,797

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–53.67%
CENTRALLY CLEARED–53.67%
Call Options–51.98%
S&P 500 Mini Index Strike price $10.40, expiration date 5/20/22, notional amount $30,160	29	$ 1,347,948
Put Options–1.69%
S&P 500 Mini Index Strike price $415.62, expiration date 5/20/22, notional amount $2,410,596	58	43,752
Total Options Purchased (Cost $1,349,136)		1,391,700
Total Unaffiliated Investments (Cost $1,405,933)		1,448,497

TOTAL INVESTMENTS–108.79% (Cost $2,647,143)	2,820,821

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(7.65)%
CENTRALLY CLEARED–(7.65)%
Call Options–(6.86)%
S&P 500 Mini Index Strike price $460.70, expiration date 5/20/22, notional amount $(2,672,060)	(58)	(177,931)
Put Options–(0.79)%
S&P 500 Mini Index Strike price $365.74, expiration date 5/20/22, notional amount $(2,121,292)	(58)	(20,334)
Total Options Written (Premiums received $(151,019))		(198,265)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.14%)		(29,641)
NET ASSETS APPLICABLE TO 244,572 SHARES OUTSTANDING–100.00%		$2,592,915

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–12

Lincoln S&P 500 Buffer Fund Aug
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.00%
INVESTMENT COMPANY–51.00%
Equity Fund–51.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	45,490	$ 1,368,570
Total Affiliated Investment (Cost $1,306,151)		1,368,570
UNAFFILIATED INVESTMENTS–56.39%
INVESTMENT COMPANY–2.27%
Money Market Fund–2.27%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	60,858	60,858
Total Investment Company (Cost $60,858)		60,858

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.12%
CENTRALLY CLEARED–54.12%
Call Options–50.00%
S&P 500 Mini Index Strike price $11.11, expiration date 8/19/22, notional amount $32,219	29	$ 1,342,007
Put Options–4.12%
S&P 500 Mini Index Strike price $444.17, expiration date 8/19/22, notional amount $2,576,186	58	110,565
Total Options Purchased (Cost $1,437,034)		1,452,572
Total Unaffiliated Investments (Cost $1,497,892)		1,513,430

TOTAL INVESTMENTS–107.39% (Cost $2,804,043)	2,882,000

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(6.31)%
CENTRALLY CLEARED–(6.31)%
Call Options–(4.18)%
S&P 500 Mini Index Strike price $489.69, expiration date 8/19/22, notional amount $(2,840,202)	(58)	(112,180)
Put Options–(2.13)%
S&P 500 Mini Index Strike price $390.86, expiration date 8/19/22, notional amount $(2,266,988)	(58)	(57,063)
Total Options Written (Premiums received $(163,257))		(169,243)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.08%)		(29,026)
NET ASSETS APPLICABLE TO 261,145 SHARES OUTSTANDING–100.00%		$2,683,731

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–13

Lincoln S&P 500 Buffer Fund Nov
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–49.25%
INVESTMENT COMPANY–49.25%
Equity Fund–49.25%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	37,635	$ 1,132,262
Total Affiliated Investment (Cost $1,130,145)		1,132,262
UNAFFILIATED INVESTMENTS–57.32%
INVESTMENT COMPANY–2.38%
Money Market Fund–2.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	54,717	54,717
Total Investment Company (Cost $54,717)		54,717

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.94%
CENTRALLY CLEARED–54.94%
Call Options–48.12%
S&P 500 Mini Index Strike price $11.75, expiration date 11/18/22, notional amount $28,200	24	$ 1,106,116
Put Options–6.82%
S&P 500 Mini Index Strike price $469.81, expiration date 11/18/22, notional amount $2,255,088	48	156,771
Total Options Purchased (Cost $1,267,768)		1,262,887
Total Unaffiliated Investments (Cost $1,322,485)		1,317,604

TOTAL INVESTMENTS–106.57% (Cost $2,452,630)	2,449,866

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(6.21)%
CENTRALLY CLEARED–(6.21)%
Call Options–(2.43)%
S&P 500 Mini Index Strike price $520.60, expiration date 11/18/22, notional amount $(2,498,880)	(48)	(55,795)
Put Options–(3.78)%
S&P 500 Mini Index Strike price $413.42, expiration date 11/18/22, notional amount $(1,984,416)	(48)	(86,868)
Total Options Written (Premiums received $(154,491))		(142,663)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.36%)		(8,265)
NET ASSETS APPLICABLE TO 229,043 SHARES OUTSTANDING–100.00%		$2,298,938

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–14

Lincoln S&P 500 Ultra Buffer Fund May
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–53.55%
INVESTMENT COMPANY–53.55%
Equity Fund–53.55%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	42,487	$ 1,278,212
Total Affiliated Investment (Cost $1,150,185)		1,278,212
UNAFFILIATED INVESTMENTS–58.78%
INVESTMENT COMPANY–4.49%
Money Market Fund–4.49%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	107,254	107,254
Total Investment Company (Cost $107,254)		107,254

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.29%
CENTRALLY CLEARED–54.29%
Call Options–52.58%
S&P 500 Mini Index Strike price $10.39, expiration date 5/20/22, notional amount $28,053	27	$ 1,255,013
Put Options–1.71%
S&P 500 Mini Index Strike price $415.61, expiration date 5/20/22, notional amount $2,244,294	54	40,729
Total Options Purchased (Cost $1,254,720)		1,295,742
Total Unaffiliated Investments (Cost $1,361,974)		1,402,996

TOTAL INVESTMENTS–112.33% (Cost $2,512,159)	2,681,208

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(11.10)%
CENTRALLY CLEARED–(11.10)%
Call Options–(10.65)%
S&P 500 Mini Index Strike price $439.84, expiration date 5/20/22, notional amount $(2,375,136)	(54)	(254,278)
Put Options–(0.45)%
S&P 500 Mini Index Strike price $324.17, expiration date 5/20/22, notional amount $(1,750,518)	(54)	(10,626)
Total Options Written (Premiums received $(145,319))		(264,904)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.23%)		(29,495)
NET ASSETS APPLICABLE TO 232,931 SHARES OUTSTANDING–100.00%		$2,386,809

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–15

Lincoln S&P 500 Ultra Buffer Fund Aug
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.45%
INVESTMENT COMPANY–51.45%
Equity Fund–51.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	39,258	$ 1,181,083
Total Affiliated Investment (Cost $1,127,200)		1,181,083
UNAFFILIATED INVESTMENTS–57.94%
INVESTMENT COMPANY–3.38%
Money Market Fund–3.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	77,590	77,590
Total Investment Company (Cost $77,590)		77,590

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.56%
CENTRALLY CLEARED–54.56%
Call Options–50.41%
S&P 500 Mini Index Strike price $11.10, expiration date 8/19/22, notional amount $27,750	25	$ 1,156,928
Put Options–4.15%
S&P 500 Mini Index Strike price $444.16, expiration date 8/19/22, notional amount $2,220,800	50	95,304
Total Options Purchased (Cost $1,238,169)		1,252,232
Total Unaffiliated Investments (Cost $1,315,759)		1,329,822

TOTAL INVESTMENTS–109.39% (Cost $2,442,959)	2,510,905

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(8.14)%
CENTRALLY CLEARED–(8.14)%
Call Options–(6.92)%
S&P 500 Mini Index Strike price $469.43, expiration date 8/19/22, notional amount $(2,347,150)	(50)	(158,715)
Put Options–(1.22)%
S&P 500 Mini Index Strike price $346.45, expiration date 8/19/22, notional amount $(1,732,250)	(50)	(28,084)
Total Options Written (Premiums received $(140,775))		(186,799)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.25%)		(28,795)
NET ASSETS APPLICABLE TO 227,513 SHARES OUTSTANDING–100.00%		$2,295,311

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–16

Lincoln S&P 500 Ultra Buffer Fund Nov
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–49.93%
INVESTMENT COMPANY–49.93%
Equity Fund–49.93%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	39,210	$ 1,179,632
Total Affiliated Investment (Cost $1,176,056)		1,179,632
UNAFFILIATED INVESTMENTS–57.17%
INVESTMENT COMPANY–1.49%
Money Market Fund–1.49%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	35,043	35,043
Total Investment Company (Cost $35,043)		35,043

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–55.68%
CENTRALLY CLEARED–55.68%
Call Options–48.77%
S&P 500 Mini Index Strike price $11.74, expiration date 11/18/22, notional amount $29,350	25	$ 1,152,229
Put Options–6.91%
S&P 500 Mini Index Strike price $469.80, expiration date 11/18/22, notional amount $2,349,000	50	163,287
Total Options Purchased (Cost $1,320,622)		1,315,516
Total Unaffiliated Investments (Cost $1,355,665)		1,350,559

TOTAL INVESTMENTS–107.10% (Cost $2,531,721)	2,530,191

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(6.75)%
CENTRALLY CLEARED–(6.75)%
Call Options–(4.48)%
S&P 500 Mini Index Strike price $497.98, expiration date 11/18/22, notional amount $(2,489,900)	(50)	(105,736)
Put Options–(2.27)%
S&P 500 Mini Index Strike price $366.44, expiration date 11/18/22, notional amount $(1,832,200)	(50)	(53,669)
Total Options Written (Premiums received $(160,742))		(159,405)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.35%)		(8,275)
NET ASSETS APPLICABLE TO 236,399 SHARES OUTSTANDING–100.00%		$2,362,511

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–17

Lincoln S&P 500 Buffer Funds
Statements of Assets and Liabilities
December 31, 2021
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
ASSETS:
Unaffiliated investments, at value	$1,448,497	$1,513,430	$1,317,604	$1,402,996	$1,329,822	$1,350,559
Affiliated investments, at value	1,372,324	1,368,570	1,132,262	1,278,212	1,181,083	1,179,632
Excise tax reimbursement receivable from Lincoln Investment Advisors Corporation	4,236	1,735	—	1,954	664	—
Receivable for securities sold	17	—	—	17	—	—
Prepaid expenses	7	7	6	7	7	7
Dividends and interest receivable	3	3	1	2	2	—
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	—	—	22,522	—	—	22,524
TOTAL ASSETS	2,825,084	2,883,745	2,472,395	2,683,188	2,511,578	2,552,722
LIABILITIES:
Options written, at value	198,265	169,243	142,663	264,904	186,799	159,405
Other accrued expenses payable	29,397	26,762	28,414	27,114	25,744	28,419
Due to manager and affiliates	4,502	4,000	2,379	4,359	3,724	2,387
Payable for fund shares redeemed	5	9	1	2	—	—
TOTAL LIABILITIES	232,169	200,014	173,457	296,379	216,267	190,211
TOTAL NET ASSETS	$2,592,915	$2,683,731	$2,298,938	$2,386,809	$2,295,311	$2,362,511
Unaffiliated investments, at cost	$1,405,933	$1,497,892	$1,322,485	$1,361,974	$1,315,759	$1,355,665
Affiliated investments, at cost	1,241,210	1,306,151	1,130,145	1,150,185	1,127,200	1,176,056
Options written, premiums received	(151,019)	(163,257)	(154,491)	(145,319)	(140,775)	(160,742)
Standard Class:
Net Assets	$ 10,718	$ 10,395	$ 10,101	$ 10,369	$ 10,214	$ 10,056
Shares Outstanding	1,011	1,011	1,006	1,012	1,012	1,006
Net Asset Value Per Share	$ 10.603[1]	$ 10.278[1]	$ 10.037[1]	$ 10.250[1]	$ 10.089[1]	$ 9.994[1]
Service Class:
Net Assets	$2,582,197	$2,673,336	$2,288,837	$2,376,440	$2,285,097	$2,352,455
Shares Outstanding	243,561	260,134	228,037	231,919	226,501	235,393
Net Asset Value Per Share	$ 10.602	$ 10.277	$ 10.037	$ 10.247	$ 10.089	$ 9.994
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,462,256	$2,610,037	$2,289,534	$2,335,394	$2,272,727	$2,362,382
Distributable earnings/(accumulated loss)	130,659	73,694	9,404	51,415	22,584	129
TOTAL NET ASSETS	$2,592,915	$2,683,731	$2,298,938	$2,386,809	$2,295,311	$2,362,511

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–18

Lincoln S&P 500 Buffer Funds
Statements of Operations
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
	5/21/21 *	8/20/21 *	11/19/21 *	5/21/21 *	8/20/21 *	11/19/21 *
	to 12/31/21	to 12/31/21	to 12/31/21	to 12/31/21	to 12/31/21	to 12/31/21
INVESTMENT INCOME:
Dividends from affiliated investments	$ 15,508	$ 15,465	$ 13,253	$ 14,961	$ 13,824	$ 13,253
Dividends from unaffiliated investments	10	14	5	10	11	5
	15,518	15,479	13,258	14,971	13,835	13,258
EXPENSES:
Accounting and administration expenses	27,981	17,611	4,556	27,979	17,608	4,560
Professional fees	26,564	25,018	20,106	26,563	25,016	20,106
Reports and statements to shareholders	8,368	1,616	976	8,358	1,593	976
Management fees	7,874	5,017	1,466	7,619	4,578	1,469
Distribution fees-Service Class	4,988	3,179	929	4,827	2,900	931
Excise tax	4,236	1,735	—	1,954	664	—
Pricing fees	836	483	589	836	483	589
Custodian fees	483	310	4,696	470	310	4,696
Shareholder servicing fees	415	265	77	402	241	78
Index fees	74	44	14	74	44	14
Trustees’ fees and expenses	26	15	134	26	14	134
Consulting fees	5	5	18	5	5	18
Other	2,348	1,453	515	2,343	1,434	514
	84,198	56,751	34,076	81,456	54,890	34,085
Less:
Management fees waived	(1,718)	(1,095)	(320)	(1,662)	(999)	(321)
Expenses reimbursed	(64,953)	(45,451)	(31,282)	(64,979)	(45,500)	(31,284)
Excise tax reimbursed	(4,236)	(1,735)	—	(1,954)	(664)	—
Total operating expenses	13,291	8,470	2,474	12,861	7,727	2,480
NET INVESTMENT INCOME	2,227	7,009	10,784	2,110	6,108	10,778
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from affiliated investment companies	18,796	18,150	2,247	18,702	17,281	2,248
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	131,114	62,419	2,117	128,027	53,883	3,576
Options purchased	42,564	15,538	(4,881)	41,022	14,063	(5,106)
Options written	(47,246)	(5,986)	11,828	(119,585)	(46,024)	1,336
Net change in unrealized appreciation (depreciation)	126,432	71,971	9,064	49,464	21,922	(194)
NET REALIZED AND UNREALIZED GAIN	145,228	90,121	11,311	68,166	39,203	2,054
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,455	$ 97,130	$ 22,095	$ 70,276	$ 45,311	$ 12,832

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–19

Lincoln S&P 500 Buffer Funds
Statements of Changes in Net Assets
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
	5/21/21 * to	8/20/21 * to	11/19/21 * to
	12/31/21	12/31/21	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,227	$ 7,009	$ 10,784
Net realized gain	18,796	18,150	2,247
Net change in unrealized appreciation (depreciation)	126,432	71,971	9,064
Net increase in net assets resulting from operations	147,455	97,130	22,095
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(115)	(118)	(64)
Service Class	(22,749)	(27,132)	(13,556)
	(22,864)	(27,250)	(13,620)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	10,000	10,000
Service Class	2,456,086	2,577,285	2,266,869
Reinvestment of dividends and distributions:
Standard Class	115	118	64
Service Class	22,749	27,132	13,556
	2,488,950	2,614,535	2,290,489
Cost of shares redeemed:
Service Class	(20,626)	(684)	(26)
	(20,626)	(684)	(26)
Increase in net assets derived from capital share transactions	2,468,324	2,613,851	2,290,463
NET INCREASE IN NET ASSETS	2,592,915	2,683,731	2,298,938
NET ASSETS:
Beginning of period	—	—	—
End of period	$2,592,915	$2,683,731	$2,298,938

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–20

Lincoln S&P 500 Buffer Funds
Statements of Changes in Net Assets (continued)
	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
	5/21/21 * to	8/20/21 * to	11/19/21 * to
	12/31/21	12/31/21	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,110	$ 6,108	$ 10,778
Net realized gain	18,702	17,281	2,248
Net change in unrealized appreciation (depreciation)	49,464	21,922	(194)
Net increase in net assets resulting from operations	70,276	45,311	12,832
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(119)	(125)	(62)
Service Class	(22,513)	(25,209)	(13,572)
	(22,632)	(25,334)	(13,634)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	10,000	10,000
Service Class	2,326,999	2,240,000	2,339,679
Reinvestment of dividends and distributions:
Standard Class	119	125	62
Service Class	22,513	25,209	13,572
	2,359,631	2,275,334	2,363,313
Cost of shares redeemed:
Service Class	(20,466)	—	—
	(20,466)	—	—
Increase in net assets derived from capital share transactions	2,339,165	2,275,334	2,363,313
NET INCREASE IN NET ASSETS	2,386,809	2,295,311	2,362,511
NET ASSETS:
Beginning of period	—	—	—
End of period	$2,386,809	$2,295,311	$2,362,511

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–21

Lincoln S&P 500 Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Buffer Fund May
	Standard Class 5/21/21[1] to 12/31/21	Service Class 5/21/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.032	0.010
Net realized and unrealized gain	0.686	0.686
Total from investment operations	0.718	0.696
Less dividends and distributions from:
Net investment income	(0.115)	(0.094)
Total dividends and distributions	(0.115)	(0.094)
Net asset value, end of period	$ 10.603	$ 10.602
Total return[3]	7.18%	6.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11	$ 2,582
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.54%	5.89%
Ratio of net investment income to average net assets	0.50%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.46%)	(4.81%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–22

Lincoln S&P 500 Buffer Fund Aug
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Buffer Fund Aug
	Standard Class 8/20/21[1] to 12/31/21	Service Class 8/20/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.043	0.029
Net realized and unrealized gain	0.353	0.353
Total from investment operations	0.396	0.382
Less dividends and distributions from:
Net investment income	(0.118)	(0.105)
Total dividends and distributions	(0.118)	(0.105)
Net asset value, end of period	$ 10.278	$ 10.277
Total return[3]	3.96%	3.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,673
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.87%	6.22%
Ratio of net investment income to average net assets	1.12%	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.17%)	(4.52%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–23

Lincoln S&P 500 Buffer Fund Nov
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Buffer Fund Nov
	Standard Class 11/19/21[1] to 12/31/21	Service Class 11/19/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.053	0.050
Net realized and unrealized gain	0.048	0.047
Total from investment operations	0.101	0.097
Less dividends and distributions from:
Net investment income	(0.064)	(0.060)
Total dividends and distributions	(0.064)	(0.060)
Net asset value, end of period	$ 10.037	$ 10.037
Total return[3]	1.01%	0.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,289
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	12.43%	12.78%
Ratio of net investment income to average net assets	4.36%	4.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.47%)	(7.82%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–24

Lincoln S&P 500 Ultra Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund May
	Standard Class 5/21/21[1] to 12/31/21	Service Class 5/21/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.032	0.009
Net realized and unrealized gain	0.337	0.336
Total from investment operations	0.369	0.345
Less dividends and distributions from:
Net investment income	(0.119)	(0.098)
Total dividends and distributions	(0.119)	(0.098)
Net asset value, end of period	$ 10.250	$ 10.247
Total return[3]	3.69%	3.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,376
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.53%	5.88%
Ratio of net investment income to average net assets	0.50%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.46%)	(4.81%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–25

Lincoln S&P 500 Ultra Buffer Fund Aug
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Aug
	Standard Class 8/20/21[1] to 12/31/21	Service Class 8/20/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.042	0.027
Net realized and unrealized gain	0.172	0.175
Total from investment operations	0.214	0.202
Less dividends and distributions from:
Net investment income	(0.125)	(0.113)
Total dividends and distributions	(0.125)	(0.113)
Net asset value, end of period	$ 10.089	$ 10.089
Total return[3]	2.15%	2.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,285
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	6.25%	6.60%
Ratio of net investment income to average net assets	1.09%	0.74%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.58%)	(4.93%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–26

Lincoln S&P 500 Ultra Buffer Fund Nov
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Nov
	Standard Class 11/19/21[1] to 12/31/21	Service Class 11/19/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.054	0.049
Net realized and unrealized gain	0.002	0.003
Total from investment operations	0.056	0.052
Less dividends and distributions from:
Net investment income	(0.062)	(0.058)
Total dividends and distributions	(0.062)	(0.058)
Net asset value, end of period	$ 9.994	$ 9.994
Total return[3]	0.56%	0.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 2,352
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	12.41%	12.76%
Ratio of net investment income to average net assets	4.38%	4.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.45%)	(7.80%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–27

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund Aug and Lincoln S& P 500 Ultra Buffer Fund Nov (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (the “Underlying Funds”). Each Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in the securities that make up the S& P 500® Index and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”) to seek to produce pre-determined investment outcomes based on the performance of the Index over one-year periods. Financial statements for the Underlying Funds can be found at www.sec.gov.
Each Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds’ sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on each Fund's federal income tax return from the period May 21, 2021* for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, August 20, 2021* for Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, November 19, 2021* for Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov through December 31, 2021, and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period May 21, 2021* for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, August 20, 2021* for Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, November 19, 2021* for Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov through December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
Lincoln S&P 500 Buffer Funds–28

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.
For its services, LIAC receives a management fee at an annual rate of 0.55% of each Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of each Fund’s average daily net assets. This agreement will continue at least through the following dates and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Agreement Date
Lincoln S&P 500 Buffer Fund May	May 20, 2022
Lincoln S&P 500 Buffer Fund Aug	August 19, 2022
Lincoln S&P 500 Buffer Fund Nov	November 18, 2022
Lincoln S&P 500 Ultra Buffer Fund May	May 20, 2022
Lincoln S&P 500 Ultra Buffer Fund Aug	August 19, 2022
Lincoln S&P 500 Ultra Buffer Fund Nov	November 18, 2022
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly. The agreement will continue at least through the following dates and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
	Standard Class	Service Class	Agreement Date
Lincoln S&P 500 Buffer Fund May	0.58%	0.93%	May 20, 2022
Lincoln S&P 500 Buffer Fund Aug	0.58%	0.93%	August 19, 2022
Lincoln S&P 500 Buffer Fund Nov	0.58%	0.93%	November 18, 2022
Lincoln S&P 500 Ultra Buffer Fund May	0.58%	0.93%	May 20, 2022
Lincoln S&P 500 Ultra Buffer Fund Aug	0.58%	0.93%	August 19, 2022
Lincoln S&P 500 Ultra Buffer Fund Nov	0.58%	0.93%	November 18, 2022
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	Total
Lincoln S&P 500 Buffer Fund May	$64,953	$ 64,953
Lincoln S&P 500 Buffer Fund Aug	$45,451	$ 45,451
Lincoln S&P 500 Buffer Fund Nov	$31,282	$ 31,282
Lincoln S&P 500 Ultra Buffer Fund May	$64,979	$ 64,979
Lincoln S&P 500 Ultra Buffer Fund Aug	$45,500	$ 45,500
Lincoln S&P 500 Ultra Buffer Fund Nov	$31,284	$ 31,284
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Lincoln S&P 500 Buffer Funds–29

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the periods shown through December 31, 2021, costs for these administrative and legal services were as follows:
	Lincoln S&P 500 Buffer Fund May May 21, 2021*	Lincoln S&P 500 Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Buffer Fund Nov November 19, 2021*	Lincoln S&P 500 Ultra Buffer Fund May May 21, 2021*	Lincoln S&P 500 Ultra Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Ultra Buffer Fund Nov November 19, 2021*
Administrative	$72	$47	$13	$70	$43	$13
Legal	12	8	2	11	7	6
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the periods shown through December 31, 2021, these fees were as follows:
	Lincoln S&P 500 Buffer Fund May May 21, 2021*	Lincoln S&P 500 Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Buffer Fund Nov November 19, 2021*	Lincoln S&P 500 Ultra Buffer Fund May May 21, 2021*	Lincoln S&P 500 Ultra Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Ultra Buffer Fund Nov November 19, 2021*
Printing and mailing	$6	$—	$825	$6	$—	$825
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Expense reimbursement receivable due from LIAC	$ —	$ —	$22,522	$ —	$ —	$22,524
Management fees payable to LIAC	3,678	3,155	827	3,592	2,994	832
Distribution fees payable to LFD	755	780	671	703	674	674
Printing and mailing fees payable to Lincoln Life	6	—	825	6	—	825
Shareholder servicing fees payable to Lincoln Life	63	65	56	58	56	56
Excise tax reimbursement receivable from LIAC	4,236	1,735	—	1,954	664	—
Lincoln S&P 500 Buffer Funds–30

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2021, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln S&P 500 Buffer Fund May	92.26%
Lincoln S&P 500 Buffer Fund Aug	87.04%
Lincoln S&P 500 Buffer Fund Nov	98.82%
Lincoln S&P 500 Ultra Buffer Fund May	97.17%
Lincoln S&P 500 Ultra Buffer Fund Aug	100%
Lincoln S&P 500 Ultra Buffer Fund Nov	95.73%
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
Lincoln S&P 500 Buffer Fund May
	Value 5/21/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-52.93%@
Equity Fund-52.93%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,241,210	$—	$—	$131,114	$1,372,324	45,615	$15,508	$18,796

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Fund Aug
	Value 8/20/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.00%@
Equity Fund-51.00%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,306,151	$—	$—	$62,419	$1,368,570	45,490	$15,465	$18,150

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Funds–31

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Buffer Fund Nov
	Value 11/19/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-49.25%@
Equity Fund-49.25%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,130,145	$—	$—	$2,117	$1,132,262	37,635	$13,253	$2,247

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund May
	Value 5/21/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-53.55%@
Equity Fund-53.55%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,150,185	$—	$—	$128,027	$1,278,212	42,487	$14,961	$18,702

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund Aug
	Value 8/20/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.45%@
Equity Fund-51.45%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,127,200	$—	$—	$53,883	$1,181,083	39,258	$13,824	$17,281

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Funds–32

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Ultra Buffer Fund Nov
	Value 11/19/21*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-49.93%@
Equity Fund-49.93%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,176,056	$—	$—	$3,576	$1,179,632	39,210	$13,253	$2,248

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
* Date of commencement of operations.
3. Investments
For the periods shown through December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln S&P 500 Buffer Fund May May 21, 2021*	Lincoln S&P 500 Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Buffer Fund Nov November 19, 2021*	Lincoln S&P 500 Ultra Buffer Fund May May 21, 2021*	Lincoln S&P 500 Ultra Buffer Fund Aug August 20, 2021*	Lincoln S&P 500 Ultra Buffer Fund Nov November 19, 2021*
Purchases	$1,241,209	$1,306,151	$1,130,145	$1,150,185	$1,127,200	$1,176,056
Sales	—	—	—	—	—	—
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Cost of investments and derivatives	$2,647,143	$2,804,043	$2,452,630	$2,512,159	$2,442,959	$2,531,721
Aggregate unrealized appreciation of investments and derivatives	$ 131,114	$ 62,418	$ 2,117	$ 128,026	$ 53,884	$ 3,576
Aggregate unrealized depreciation of investments and derivatives	—	—	—	—	—	—
Net unrealized appreciation of investments and derivatives	$ 131,114	$ 62,418	$ 2,117	$ 128,026	$ 53,884	$ 3,576
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Lincoln S&P 500 Buffer Funds–33

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Lincoln S&P 500 Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,372,324	$ —	$—	$1,372,324
Unaffiliated Investment Company	56,797	—	—	56,797
Options Purchased	—	1,391,700	—	1,391,700
Total Investments	$1,429,121	$1,391,700	$—	$2,820,821
Derivatives:
Liabilities:
Options Written	$ —	$ (198,265)	$—	$ (198,265)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Fund Aug
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,368,570	$ —	$—	$1,368,570
Unaffiliated Investment Company	60,858	—	—	60,858
Options Purchased	—	1,452,572	—	1,452,572
Total Investments	$1,429,428	$1,452,572	$—	$2,882,000
Derivatives:
Liabilities:
Options Written	$ —	$ (169,243)	$—	$ (169,243)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Funds–34

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Buffer Fund Nov
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,132,262	$ —	$—	$1,132,262
Unaffiliated Investment Company	54,717	—	—	54,717
Options Purchased	—	1,262,887	—	1,262,887
Total Investments	$1,186,979	$1,262,887	$—	$2,449,866
Derivatives:
Liabilities:
Options Written	$ —	$ (142,663)	$—	$ (142,663)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Ultra Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,278,212	$ —	$—	$1,278,212
Unaffiliated Investment Company	107,254	—	—	107,254
Options Purchased	—	1,295,742	—	1,295,742
Total Investments	$1,385,466	$1,295,742	$—	$2,681,208
Derivatives:
Liabilities:
Options Written	$ —	$ (264,904)	$—	$ (264,904)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Ultra Buffer Fund Aug
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,181,083	$ —	$—	$1,181,083
Unaffiliated Investment Company	77,590	—	—	77,590
Options Purchased	—	1,252,232	—	1,252,232
Total Investments	$1,258,673	$1,252,232	$—	$2,510,905
Derivatives:
Liabilities:
Options Written	$ —	$ (186,799)	$—	$ (186,799)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Funds–35

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Ultra Buffer Fund Nov
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,179,632	$ —	$—	$1,179,632
Unaffiliated Investment Company	35,043	—	—	35,043
Options Purchased	—	1,315,516	—	1,315,516
Total Investments	$1,214,675	$1,315,516	$—	$2,530,191
Derivatives:
Liabilities:
Options Written	$ —	$ (159,405)	$—	$ (159,405)
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to straddle losses and mark to market on options contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the period ended December 31, 2021 was as follows:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Period ended December 31, 2021
Ordinary income	$22,864	$27,250	$13,620	$22,632	$21,073	$13,634
Long-term capital gains	—	—	—	—	4,261	—
Total	$22,864	$27,250	$13,620	$22,632	$25,334	$13,634
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Undistributed ordinary income	$ 39,982	$ 16,278	$ 3,966	$ 6,918	$ —	$ 323
Undistributed long-term capital gains	90,677	57,417	5,438	44,497	22,584	—
Capital loss carryforward	—	—	—	—	—	(193)
Other temporary differences	(131,114)	(62,419)	(2,117)	(128,026)	(53,884)	(3,577)
Net unrealized appreciation	131,114	62,418	2,117	128,026	53,884	3,576
Distributable earnings/(accumulated loss)	$ 130,659	$ 73,694	$ 9,404	$ 51,415	$ 22,584	$ 129
Lincoln S&P 500 Buffer Funds–36

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2021, the Funds recorded the following permanent reclassifications primarily related to initial year excise tax and non-deductible expense:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Distributable Earnings/(Accumulated Loss)	$ 6,068	$ 3,814	$ 929	$ 3,771	$ 2,607	$ 931
Paid-in capital	(6,068)	(3,814)	(929)	(3,771)	(2,607)	(931)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Lincoln S&P 500 Ultra Buffer Fund Nov
Short-Term	$77
Long-Term	116
Total	$193
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
	5/21/21 * to	8/20/21 * to	11/19/21 * to	5/21/21 * to	8/20/21 * to	11/19/21 * to
	12/31/21	12/31/21	12/31/21	12/31/21	12/31/21	12/31/21
Shares sold:
Standard Class	1,000	1,000	1,000	1,000	1,000	1,000
Service Class	243,476	257,561	226,690	231,767	224,001	234,034
Shares reinvested:
Standard Class	11	11	6	12	12	6
Service Class	2,146	2,640	1,350	2,198	2,500	1,359
	246,633	261,212	229,046	234,977	227,513	236,399
Shares redeemed:
Standard Class	—	—	—	—	—	—
Service Class	(2,061)	(67)	(3)	(2,046)	—	—
	(2,061)	(67)	(3)	(2,046)	—	—
Net increase	244,572	261,145	229,043	232,931	227,513	236,399

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Lincoln S&P 500 Buffer Funds–37

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Options Contracts–During the period May 21, 2021* for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, August 20, 2021* for Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, November 19, 2021* for Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov through December 31, 2021, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
During the period May 21, 2021* for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, August 20, 2021* for Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, November 19, 2021* for Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov through December 31, 2021, the Fund used options contracts to adjust the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,391,700	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(198,265)
Total		$1,391,700		$(198,265)
The effect of derivative instruments on the Statements of Operations for the period May 21, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ 42,564
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(47,246)
Total		$—	$ (4,682)
Lincoln S&P 500 Buffer Funds–38

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Buffer Fund Aug
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,452,572	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(169,243)
Total		$1,452,572		$(169,243)
The effect of derivative instruments on the Statements of Operations for the period August 20, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$15,538
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(5,986)
Total		$—	$ 9,552
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Buffer Fund Nov
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,262,887	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(142,663)
Total		$1,262,887		$(142,663)
Lincoln S&P 500 Buffer Funds–39

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the period November 19, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ (4,881)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	11,828
Total		$—	$ 6,947
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Ultra Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,295,742	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(264,904)
Total		$1,295,742		$(264,904)
The effect of derivative instruments on the Statements of Operations for the period May 21, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ 41,022
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(119,585)
Total		$—	$ (78,563)
Lincoln S&P 500 Buffer Funds–40

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Aug
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,252,232	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(186,799)
Total		$1,252,232		$(186,799)
The effect of derivative instruments on the Statements of Operations for the period August 20, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ 14,063
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(46,024)
Total		$—	$(31,961)
Fair values of derivative instruments as of December 31, 2021 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Nov
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,315,516	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(159,405)
Total		$1,315,516		$(159,405)
Lincoln S&P 500 Buffer Funds–41

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the period November 19, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$(5,106)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	1,336
Total		$—	$(3,770)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the periods shown through December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln S&P 500 Buffer Fund May May 21, 2021*	$796,380	$ 94,359
Lincoln S&P 500 Buffer Fund Aug August 20, 2021*	521,814	60,221
Lincoln S&P 500 Buffer Fund Nov November 19, 2021*	195,073	23,710
Lincoln S&P 500 Ultra Buffer Fund May May 21, 2021*	781,701	118,737
Lincoln S&P 500 Ultra Buffer Fund Aug August 20, 2021*	479,544	61,117
Lincoln S&P 500 Ultra Buffer Fund Nov November 19, 2021*	199,122	24,077
* Date of commencement of operations.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
Lincoln S&P 500 Buffer Funds–42

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln S&P 500 Buffer Funds–43

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, and Lincoln S& P 500 Ultra Buffer Fund Nov and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, and Lincoln S&P 500 Ultra Buffer Fund Nov (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations, changes in net assets, and the financial highlights periods
Lincoln S&P 500 Buffer Fund May	For the period from May 21, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund May
Lincoln S&P 500 Buffer Fund Aug	For the period from August 20, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund Aug
Lincoln S&P 500 Buffer Fund Nov	For the period from November 19, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund Nov
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our
Lincoln S&P 500 Buffer Funds–44

Report of Independent Registered Public Accounting Firm
audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
Lincoln S&P 500 Buffer Funds–45

Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On June 2-3, August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for eight new series of the Trust (each a “Fund” and collectively the “Funds”) that were to launch in 2021. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meeting. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including a presentation by representatives of Milliman at the August 12, 2020 Board meeting. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided in connection with the 2020 annual contract renewal process and with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life and LIAC to consider the approval of the Advisory Agreements.
Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to each Fund by LIAC, including LIAC personnel and resources. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the 2020 contract renewal process. The Board considered LIAC’s rationale for proposing the Funds. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to each Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Management Fee. The Board reviewed each Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the gross investment management fee and net expense ratio to those of a peer group provided by LIAC. The Board noted that the peer group provided by LIAC included funds organized as exchange-traded funds, some of which pay a unitary fee.
The Board noted that the gross investment management fee for each Fund was below the median gross investment management fee of the peer group. The Board considered that LIAC proposed to waive a portion of its advisory fee for at least one year after each Fund’s launch, and implement an expense limitation for the Standard and Service class until at least April 30, 2022. The Board also considered that each Fund’s estimated net expense ratio for Standard class shares, giving effect to the expense limitation, was lower than the median net expense ratio of the peer group. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had not commenced operations and that LIAC proposed an advisory fee waiver for each Fund for at least one year after each Fund’s launch and an expense limitation for each Fund’s Standard and Service class shares through at least April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of the each Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the 2020 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) receive 12b-1 fees which are paid by the Fund’s Service class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which
Lincoln S&P 500 Buffer Funds–46

Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to each Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Milliman under the sub-advisory agreement. The Board considered that Milliman provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the 2020 contract renewal process. The Board reviewed the services to be provided by Milliman, the background of the investment professionals to be servicing the Funds, and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed subadvisory fee for each Fund was reasonable.
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting defined outcome programs for clients in large volume among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of each Fund.
Lincoln S&P 500 Buffer Funds–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
Lincoln S&P 500 Buffer Funds–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
Lincoln S&P 500 Buffer Funds–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Lincoln S&P 500 Buffer Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln S&P 500 Buffer Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln S&P 500 Buffer Funds–52

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Aggressive Growth Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 14.73% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned 14.61% and its broad-based benchmark index, the Russell 1000 Index2, returned 26.45%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP Global Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds.
From a return standpoint, domestic equity markets broadly outperformed developed non-US and emerging market equities. The broad fixed income markets were largely negative for the year, however high yield and treasury inflation protected securities were sectors that posted positive results. The performance of the Fund and its underlying funds were impacted by varied market conditions during 2021, most notably the dispersion of returns across style and market capitalizations. During 2021, equity allocations to value-oriented, lower market capitalization funds generally contributed positively to performance. Conversely, equity allocations to domestic growth-oriented actively managed funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year. Within fixed income,
TIPS contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,887 for the Standard Class shares and to $13,779 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $15,692 and $18,645, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Aggressive Growth Allocation Managed Risk Funds–1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 14.73%
Inception (11/1/18)	+ 10.92%
Service Class Shares
One Year	+ 14.45%
Inception (11/1/18)	+ 10.65%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP Aggressive Growth Allocation Managed Risk Funds–2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 18.18% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned 19.01% and its broad-based benchmark index, the Russell 1000 Index2, returned 26.45%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP U.S. Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2021, most notably the dispersion of returns across style and market capitalizations. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2021, equity allocations to value-oriented, lower market capitalization funds generally contributed positively to performance. Conversely, equity allocations to higher market capitalization actively managed funds generally detracted as they underperformed their respective equity index within the composite benchmark for the year. Within fixed income, TIPS contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,632 for the Standard Class shares and to $14,518 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $16,885 and $18,645, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Aggressive Growth Allocation Managed Risk Funds–3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 18.18%
Inception (11/1/18)	+ 12.77%
Service Class Shares
One Year	+ 17.88%
Inception (11/1/18)	+ 12.49%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP Aggressive Growth Allocation Managed Risk Funds–4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,036.60	0.33%	$1.69
Service Class Shares	1,000.00	1,035.40	0.58%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.20	0.58%	2.96
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,061.80	0.32%	$1.66
Service Class Shares	1,000.00	1,060.40	0.57%	2.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Aggressive Growth Allocation Managed Risk Funds–5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.15%
Investment Companies	97.15%
Equity Funds	48.86%
Fixed Income Funds	17.94%
Global Equity Fund	1.50%
International Equity Funds	28.85%
Unaffiliated Investment	2.71%
Investment Company	2.71%
Money Market Fund	2.71%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.54%
Investment Companies	97.54%
Equity Funds	78.23%
Fixed Income Funds	18.10%
Global Equity Fund	1.21%
Unaffiliated Investment	2.31%
Investment Company	2.31%
Money Market Fund	2.31%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds–6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.15%
INVESTMENT COMPANIES–97.15%
Equity Funds–48.86%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	108,147	$ 4,975,724
LVIP SSGA Large Cap 100 Fund	1,103,799	16,168,452
LVIP SSGA Mid-Cap Index Fund	859,714	13,039,283
LVIP SSGA Nasdaq-100 Index Fund	206,156	2,425,423
LVIP SSGA S&P 500 Index Fund	1,892,960	56,949,715
LVIP SSGA Small-Cap Index Fund	331,588	13,142,803
LVIP T. Rowe Price Growth Stock Fund	138,827	10,040,649
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	109,043	3,953,907
		120,695,956
Fixed Income Funds–17.94%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	818,934	8,457,954
LVIP Delaware Bond Fund	977,217	13,379,077
LVIP SSGA Bond Index Fund	785,298	9,067,053
LVIP Western Asset Core Bond Fund	1,315,613	13,415,302
		44,319,386
Global Equity Fund–1.50%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	370,342	3,713,418
		3,713,418
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–28.85%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	277,658	$ 4,590,801
LVIP MFS International Growth Fund	581,548	13,166,832
LVIP Mondrian International Value Fund	588,371	9,695,177
LVIP SSGA Developed International 150 Fund	657,666	5,423,773
LVIP SSGA Emerging Markets 100 Fund	204,885	1,793,766
LVIP SSGA Emerging Markets Equity Index Fund	936,524	11,695,305
LVIP SSGA International Index Fund	2,219,828	24,902,030
		71,267,684
Total Affiliated Investments (Cost $200,090,972)		239,996,444

UNAFFILIATED INVESTMENT–2.71%
INVESTMENT COMPANY–2.71%
Money Market Fund–2.71%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	6,696,270	6,696,270
Total Unaffiliated Investment (Cost $6,696,270)		6,696,270

TOTAL INVESTMENTS–99.86% (Cost $206,787,242)	246,692,714
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	335,794
NET ASSETS APPLICABLE TO 20,275,939 SHARES OUTSTANDING–100.00%	$247,028,508

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
2	Australian Dollar	$ 145,560	$ 142,552	3/14/22	$ 3,008	$ —
7	British Pound	591,981	586,199	3/14/22	5,782	—
5	Euro	712,656	707,066	3/14/22	5,590	—
3	Japanese Yen	326,175	331,079	3/14/22	—	(4,904)
					14,380	(4,904)
Equity Contracts:
10	E-mini MSCI Emerging Markets Index	613,150	618,557	3/18/22	—	(5,407)
4	E-mini Russell 2000 Index	448,560	443,103	3/18/22	5,457	—
12	E-mini S&P 500 Index	2,855,100	2,795,889	3/18/22	59,211	—
4	E-mini S&P MidCap 400 Index	1,135,080	1,104,648	3/18/22	30,432	—
14	Euro STOXX 50 Index	683,384	665,104	3/18/22	18,280	—
3	FTSE 100 Index	297,402	292,288	3/18/22	5,114	—
2	OMXS 30 Index	53,546	50,796	1/21/22	2,750	—
1	SPI 200 Index	133,632	132,924	3/17/22	708	—
2	TOPIX Index	346,345	337,045	3/10/22	9,300	—
					131,252	(5,407)
Total Futures Contracts					$145,632	$(10,311)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.54%
INVESTMENT COMPANIES–97.54%
Equity Funds–78.23%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	51,751	$ 4,930,034
LVIP MFS Value Fund	574,311	33,148,633
LVIP SSGA Mid-Cap Index Fund	449,219	6,813,303
LVIP SSGA Nasdaq-100 Index Fund	169,302	1,991,841
LVIP SSGA S&P 500 Index Fund	1,578,047	47,475,537
LVIP SSGA Small-Cap Index Fund	331,050	13,121,484
LVIP SSGA Small-Mid Cap 200 Fund	221,863	2,923,940
LVIP T. Rowe Price Growth Stock Fund	380,963	27,553,166
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	208,200	7,549,318
LVIP Wellington SMID Cap Value Fund	376,590	11,852,803
		157,360,059
Fixed Income Funds–18.10%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	672,595	6,946,556
LVIP Delaware Bond Fund	772,029	10,569,845
LVIP SSGA Bond Index Fund	717,610	8,285,530
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Western Asset Core Bond Fund	1,039,369	$ 10,598,447
		36,400,378
Global Equity Fund–1.21%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	243,434	2,440,911
		2,440,911
Total Affiliated Investments (Cost $153,251,580)		196,201,348

UNAFFILIATED INVESTMENT–2.31%
INVESTMENT COMPANY–2.31%
Money Market Fund–2.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	4,642,528	4,642,528
Total Unaffiliated Investment (Cost $4,642,528)		4,642,528

TOTAL INVESTMENTS–99.85% (Cost $157,894,108)	200,843,876
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	296,270
NET ASSETS APPLICABLE TO 15,449,123 SHARES OUTSTANDING–100.00%	$201,140,146

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
6	E-mini Russell 2000 Index	$ 672,840	$ 664,654	3/18/22	$ 8,186	$—
17	E-mini S&P 500 Index	4,044,725	3,960,843	3/18/22	83,882	—
3	E-mini S&P MidCap 400 Index	851,310	831,317	3/18/22	19,993	—
Total Futures Contracts					$112,061	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2021
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$239,996,444	$196,201,348
Unaffiliated investments, at value	6,696,270	4,642,528
Cash collateral held at broker for futures contracts	391,375	272,000
Receivable for fund shares sold	98,455	125,643
Receivable for securities sold	11,714	34,838
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	1,702	2,292
Prepaid expenses	725	597
Dividends and interest receivable	143	98
TOTAL ASSETS	247,196,828	201,279,344
LIABILITIES:
Due to manager and affiliates	109,359	90,129
Other accrued expenses payable	36,856	31,908
Variation margin due to broker on futures contracts	18,696	12,538
Payable for fund shares redeemed	3,409	4,623
TOTAL LIABILITIES	168,320	139,198
TOTAL NET ASSETS	$247,028,508	$201,140,146
Affiliated investments, at cost	$200,090,972	$153,251,580
Unaffiliated investments, at cost	6,696,270	4,642,528
Standard Class:
Net Assets	$ 3,627,649	$ 1,274,390
Shares Outstanding	297,007	97,679
Net Asset Value Per Share	$ 12.214	$ 13.047
Service Class:
Net Assets	$243,400,859	$199,865,756
Shares Outstanding	19,978,932	15,351,444
Net Asset Value Per Share	$ 12.183	$ 13.019
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$219,279,575	$166,774,495
Distributable earnings/(accumulated loss)	27,748,933	34,365,651
TOTAL NET ASSETS	$247,028,508	$201,140,146
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 4,309,882	$ 2,364,082
Dividends from unaffiliated investments	997	1,140
	4,310,879	2,365,222
EXPENSES:
Management fees	519,746	440,310
Distribution fees-Service Class	511,528	437,615
Accounting and administration expenses	77,293	75,219
Shareholder servicing fees	60,291	51,076
Professional fees	33,781	28,585
Custodian fees	9,769	7,110
Trustees’ fees and expenses	4,204	3,576
Reports and statements to shareholders	3,164	2,940
Consulting fees	3,109	3,093
Pricing fees	1,034	439
Other	4,685	4,218
	1,228,604	1,054,181
Less:
Management fees waived	(10,395)	(26,419)
Expenses reimbursed	(31,011)	(35,356)
Total operating expenses	1,187,198	992,406
NET INVESTMENT INCOME	3,123,681	1,372,816
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	533,497	568,423
Sale of unaffiliated investments	19	69
Distributions from affiliated investment companies	5,845,217	6,408,378
Futures contracts	770,220	(250,116)
Net realized gain	7,148,953	6,726,754
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,168,996	19,977,739
Foreign currencies	(4,899)	—
Futures contracts	27,580	18,525
Net change in unrealized appreciation (depreciation)	16,191,677	19,996,264
NET REALIZED AND UNREALIZED GAIN	23,340,630	26,723,018
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,464,311	$28,095,834
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,123,681	$ 1,816,580	$ 1,372,816	$ 1,042,916
Net realized gain (loss)	7,148,953	(10,079,665)	6,726,754	(8,204,031)
Net change in unrealized appreciation (depreciation)	16,191,677	20,286,856	19,996,264	19,388,856
Net increase in net assets resulting from operations	26,464,311	12,023,771	28,095,834	12,227,741
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(177,880)	(49,144)	(47,954)	(13,069)
Service Class	(11,285,379)	(2,545,829)	(7,154,144)	(1,824,803)
	(11,463,259)	(2,594,973)	(7,202,098)	(1,837,872)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	589,472	625,622	337,344	728,974
Service Class	76,329,644	62,836,713	54,163,070	59,723,409
Reinvestment of dividends and distributions:
Standard Class	177,880	49,144	47,954	13,069
Service Class	11,285,379	2,545,829	7,154,144	1,824,803
	88,382,375	66,057,308	61,702,512	62,290,255
Cost of shares redeemed:
Standard Class	(177,441)	(145,621)	(102,915)	(55,657)
Service Class	(21,480,835)	(14,936,546)	(20,897,134)	(17,296,347)
	(21,658,276)	(15,082,167)	(21,000,049)	(17,352,004)
Increase in net assets derived from capital share transactions	66,724,099	50,975,141	40,702,463	44,938,251
NET INCREASE IN NET ASSETS	81,725,151	60,403,939	61,596,199	55,328,120
NET ASSETS:
Beginning of year	165,303,357	104,899,418	139,543,947	84,215,827
End of year	$247,028,508	$165,303,357	$201,140,146	$139,543,947
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.197	$ 10.710	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.213	0.166	0.385	0.217
Net realized and unrealized gain (loss)	1.431	0.522	1.274	(0.536)
Total from investment operations	1.644	0.688	1.659	(0.319)
Less dividends and distributions from:
Net investment income	(0.371)	(0.201)	(0.418)	(0.179)
Net realized gain	(0.256)	—	(0.018)	—
Return of capital	—	—	(0.015)	—
Total dividends and distributions	(0.627)	(0.201)	(0.451)	(0.179)
Net asset value, end of period	$ 12.214	$ 11.197	$ 10.710	$ 9.502
Total return[3]	14.73%	6.44%	17.46%	(3.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,628	$ 2,781	$ 2,092	$ 10
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.35%	0.39%	0.51%	3.81%
Ratio of net investment income to average net assets	1.74%	1.60%	3.71%	13.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.54%	3.53%	9.54%
Portfolio turnover	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–14

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.174	$ 10.694	$ 9.500	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.182	0.139	0.360	0.209
Net realized and unrealized gain (loss)	1.428	0.519	1.273	(0.533)
Total from investment operations	1.610	0.658	1.633	(0.324)
Less dividends and distributions from:
Net investment income	(0.345)	(0.178)	(0.406)	(0.176)
Net realized gain	(0.256)	—	(0.018)	—
Return of capital	—	—	(0.015)	—
Total dividends and distributions	(0.601)	(0.178)	(0.439)	(0.176)
Net asset value, end of period	$ 12.183	$ 11.174	$ 10.694	$ 9.500
Total return[3]	14.45%	6.16%	17.19%	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$243,401	$162,522	$102,807	$ 8,005
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.60%	0.64%	0.76%	4.06%
Ratio of net investment income to average net assets	1.49%	1.35%	3.46%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	1.29%	3.28%	9.34%
Portfolio turnover	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–15

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.478	$ 10.739	$ 9.503	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.130	0.126	0.231	0.140
Net realized and unrealized gain (loss)	1.952	0.789	1.513	(0.502)
Total from investment operations	2.082	0.915	1.744	(0.362)
Less dividends and distributions from:
Net investment income	(0.327)	(0.176)	(0.485)	(0.135)
Net realized gain	(0.186)	—	(0.020)	—
Return of capital	—	—	(0.003)	—
Total dividends and distributions	(0.513)	(0.176)	(0.508)	(0.135)
Net asset value, end of period	$ 13.047	$ 11.478	$ 10.739	$ 9.503
Total return[3]	18.18%	8.53%	18.34%	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,274	$ 865	$ 151	$ 10
Ratio of expenses to average net assets[4]	0.32%	0.32%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.40%	0.52%	4.24%
Ratio of net investment income to average net assets	1.02%	1.20%	2.17%	8.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.12%	1.98%	4.46%
Portfolio turnover	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–16

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.459	$ 10.727	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.098	0.100	0.201	0.134
Net realized and unrealized gain (loss)	1.946	0.785	1.517	(0.501)
Total from investment operations	2.044	0.885	1.718	(0.367)
Less dividends and distributions from:
Net investment income	(0.298)	(0.153)	(0.470)	(0.131)
Net realized gain	(0.186)	—	(0.020)	—
Return of capital	—	—	(0.003)	—
Total dividends and distributions	(0.484)	(0.153)	(0.493)	(0.131)
Net asset value, end of period	$ 13.019	$ 11.459	$ 10.727	$ 9.502
Total return[3]	17.88%	8.26%	18.07%	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,866	$138,679	$ 84,065	$ 6,604
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.65%	0.77%	4.49%
Ratio of net investment income to average net assets	0.77%	0.95%	1.92%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.87%	1.73%	4.25%
Portfolio turnover	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Gains or losses attributable to changes in foreign exchange rates are included in the Statements of Operations under “Net realized gain (loss) on foreign currencies”. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Aggressive Growth Allocation Managed Risk Funds–18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
0.005%	0.015%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Standard Class	0.325%	0.315%
Service Class	0.575%	0.565%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2022	2023	2024	Total
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$56,335	$77,084	$31,011	$ 164,430
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	$56,094	$73,874	$35,356	$ 165,324
LVIP Aggressive Growth Allocation Managed Risk Funds–19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$11,696	$9,943
Legal	1,895	1,610
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable due from LIAC	$ 1,702	$ 2,292
Management fees payable to LIAC	50,070	39,104
Distribution fees payable to LFD	50,334	41,337
Printing and mailing fees payable to Lincoln Life	3,028	4,862
Shareholder servicing fees payable to Lincoln Life	5,927	4,826
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP Aggressive Growth Allocation Managed Risk Funds–20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.15%@
Equity Funds-48.86%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 2,103,590	$ 2,327,512	$ 363,203	$ 5,726	$ 902,099	$ 4,975,724	108,147	$ 62,152	$ —
✧✧LVIP SSGA Large Cap 100 Fund	9,111,824	6,852,855	821,523	3,016	1,022,280	16,168,452	1,103,799	335,573	1,831,416
✧✧LVIP SSGA Mid-Cap Index Fund	8,901,097	4,271,974	1,875,989	62,605	1,679,596	13,039,283	859,714	136,085	417,350
✧✧‡LVIP SSGA Nasdaq-100 Index Fund	—	2,438,580	380,881	12,914	354,810	2,425,423	206,156	4,098	30,120
✧✧LVIP SSGA S&P 500 Index Fund	44,048,503	15,989,451	13,817,113	588,537	10,140,337	56,949,715	1,892,960	660,441	799,669
✧✧LVIP SSGA Small-Cap Index Fund	7,327,659	6,941,892	1,897,615	38,079	732,788	13,142,803	331,588	109,585	360,539
✧✧LVIP T. Rowe Price Growth Stock Fund	7,950,899	3,450,835	2,318,796	50,301	907,410	10,040,649	138,827	—	694,986
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,193,189	2,451,747	597,891	(11,071)	(82,067)	3,953,907	109,043	455	514,926
Fixed Income Funds-17.94%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	4,674,940	4,166,928	293,289	(568)	(90,057)	8,457,954	818,934	371,338	—
✧✧LVIP Delaware Bond Fund	8,569,610	5,921,023	527,280	(26,937)	(557,339)	13,379,077	977,217	269,354	144,781
✧✧LVIP SSGA Bond Index Fund	7,715,341	3,243,000	1,522,816	(59,375)	(309,097)	9,067,053	785,298	174,052	33,095
✧✧LVIP Western Asset Core Bond Fund	8,587,978	5,971,188	527,280	(16,382)	(600,202)	13,415,302	1,315,613	296,684	179,067
Global Equity Fund-1.50%@
✧✧LVIP BlackRock Global Real Estate Fund	2,383,032	1,349,648	395,240	(3,819)	379,797	3,713,418	370,342	224,395	132,260
International Equity Funds-28.85%@
✧✧LVIP Loomis Sayles Global Growth Fund	3,231,910	1,555,609	341,646	1,940	142,988	4,590,801	277,658	—	43,823
✧✧LVIP MFS International Growth Fund	8,071,679	5,294,041	494,892	(8,831)	304,835	13,166,832	581,548	89,237	663,185
✧✧LVIP Mondrian International Value Fund	6,100,424	3,879,772	671,421	(6,209)	392,611	9,695,177	588,371	317,586	—
✧✧LVIP SSGA Developed International 150 Fund	3,269,058	2,338,736	360,851	(754)	177,584	5,423,773	657,666	235,895	—
✧✧LVIP SSGA Emerging Markets 100 Fund	1,262,323	725,222	202,566	3,236	5,551	1,793,766	204,885	98,813	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	8,825,196	5,986,889	2,353,616	(89,911)	(673,253)	11,695,305	936,524	297,719	—
LVIP Aggressive Growth Allocation Managed Risk Funds–21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (continued)
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
✧✧LVIP SSGA International Index Fund	$ 16,425,177	$ 8,269,459	$ 1,121,931	$ (9,000)	$ 1,338,325	$ 24,902,030	2,219,828	$ 626,420	$ —
Total	$160,753,429	$ 93,426,361	$ 30,885,839	$ 533,497	$ 16,168,996	$239,996,444		$4,309,882	$ 5,845,217

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP Aggressive Growth Allocation Managed Risk Funds–22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.54%@
Equity Funds-78.23%@
✧✧LVIP Baron Growth Opportunities Fund	$ 3,495,706	$ 1,435,668	$ 664,080	$ 7,386	$ 655,354	$ 4,930,034	51,751	$ —	$ 103,241
✧✧LVIP MFS Value Fund	20,234,402	11,685,932	3,773,387	68,387	4,933,299	33,148,633	574,311	423,793	489,272
✧✧LVIP SSGA Mid-Cap Index Fund	5,008,230	1,874,129	1,046,281	18,388	958,837	6,813,303	449,219	71,065	219,577
✧✧LVIP SSGA Nasdaq-100 Index Fund	—	1,961,456	279,099	12,379	297,105	1,991,841	169,302	3,363	24,721
✧✧LVIP SSGA S&P 500 Index Fund	35,697,892	11,573,220	8,886,209	88,040	9,002,594	47,475,537	1,578,047	550,265	680,039
✧✧LVIP SSGA Small-Cap Index Fund	8,189,012	5,951,172	1,888,990	37,565	832,725	13,121,484	331,050	109,336	358,289
✧✧LVIP SSGA Small-Mid Cap 200 Fund	2,152,378	1,541,074	797,721	74,368	(46,159)	2,923,940	221,863	51,830	634,343
✧✧LVIP T. Rowe Price Growth Stock Fund	20,879,332	9,724,664	5,946,877	215,785	2,680,262	27,553,166	380,963	—	1,981,488
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	5,764,470	3,129,164	1,276,480	12,917	(80,753)	7,549,318	208,200	890	1,003,545
✧✧LVIP Wellington SMID Cap Value Fund	6,422,869	4,828,973	1,011,484	18,368	1,594,077	11,852,803	376,590	53,855	534,553
Fixed Income Funds-18.10%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	3,945,574	3,418,165	349,249	(1,738)	(66,196)	6,946,556	672,595	305,763	—
✧✧LVIP Delaware Bond Fund	6,957,135	4,664,576	586,657	(33,822)	(431,387)	10,569,845	772,029	212,670	116,990
✧✧LVIP SSGA Bond Index Fund	7,061,321	2,764,115	1,204,057	(48,929)	(286,920)	8,285,530	717,610	158,938	30,735
✧✧LVIP Western Asset Core Bond Fund	6,972,084	4,704,020	586,657	(22,644)	(468,356)	10,598,447	1,039,369	234,832	144,701
Global Equity Fund-1.21%@
✧✧LVIP BlackRock Global Real Estate Fund	2,682,027	1,124,976	1,891,322	121,973	403,257	2,440,911	243,434	187,482	86,884
Total	$135,462,432	$ 70,381,304	$30,188,550	$ 568,423	$19,977,739	$196,201,348		$2,364,082	$ 6,408,378

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$93,604,887	$70,542,503
Sales	30,885,839	30,188,549
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$210,228,135	$160,450,241
Aggregate unrealized appreciation of investments and derivatives	$ 37,332,566	$ 41,005,004
Aggregate unrealized depreciation of investments and derivatives	(855,230)	(611,369)
Net unrealized appreciation of investments and derivatives	$ 36,477,336	$ 40,393,635
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Aggressive Growth Allocation Managed Risk Funds–24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$239,996,444	$196,201,348
Unaffiliated Investment Companies	6,696,270	4,642,528
Total Investments	$246,692,714	$200,843,876
Derivatives:
Assets:
Futures Contracts	$ 145,632	$ 112,061
Derivatives:
Liabilities:
Futures Contracts	$ (10,311)	$ —
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Year ended December 31, 2021
Ordinary income	$ 8,807,837	$5,739,076
Long-term capital gains	2,655,422	1,463,022
Total	$11,463,259	$7,202,098
Year ended December 31, 2020
Ordinary income	$ 2,594,973	$1,837,872
LVIP Aggressive Growth Allocation Managed Risk Funds–25

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 213,168	$ 296,666
Undistributed long-term capital gains	3,056,974	4,119,917
Other temporary differences	(11,995,677)	(10,444,567)
Net unrealized appreciation	36,474,468	40,393,635
Distributable earnings/(accumulated loss)	$ 27,748,933	$ 34,365,651
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	48,680	62,767	26,615	65,515
Service Class	6,290,806	6,156,675	4,368,317	5,744,202
Shares reinvested:
Standard Class	14,495	4,410	3,680	1,147
Service Class	922,361	228,921	550,551	160,352
	7,276,342	6,452,773	4,949,163	5,971,216
Shares redeemed:
Standard Class	(14,585)	(14,085)	(7,987)	(5,357)
Service Class	(1,778,241)	(1,454,991)	(1,669,525)	(1,639,269)
	(1,792,826)	(1,469,076)	(1,677,512)	(1,644,626)
Net increase	5,483,516	4,983,697	3,271,651	4,326,590
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP Aggressive Growth Allocation Managed Risk Funds–26

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund’s investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$131,252	Variation margin due to broker on futures contracts	$ (5,407)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	14,380	Variation margin due to broker on futures contracts	(4,904)
Total		$145,632		$(10,311)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$854,461	$27,569
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(74,914)	11
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,327)	—
Total		$770,220	$27,580
LVIP Aggressive Growth Allocation Managed Risk Funds–27

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$112,061	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(250,116)	$18,525
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2021.
Long Derivative Volume
Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$6,584,077
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	4,705,470
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP Aggressive Growth Allocation Managed Risk Funds–28

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Aggressive Growth Allocation Managed Risk Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Aggressive Growth Allocation Managed Risk Funds–31

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and the Fund’s custom benchmark index, the U.S. Aggressive Growth Blended Composite, and a risk controlled benchmark. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in November 2018 and that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Global Aggressive Growth Blended Composite, and a risk controlled benchmark. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had commenced operations in November 2018 and that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
LVIP Aggressive Growth Allocation Managed Risk Funds–32

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Aggressive Growth Allocation Managed Risk Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Aggressive Growth Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Aggressive Growth Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Aggressive Growth Allocation Managed Risk Funds–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds–38

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP American Balanced Allocation Fund returned 10.63% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Balanced Allocation Composite1, returned 12.25% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The LVIP American Growth Allocation Fund returned 10.88% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Growth Allocation Composite3, returned 13.94% and its broad-based benchmark index, the S&P 500 Index4, returned 28.71%.
The LVIP American Income Allocation Fund returned 7.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Income Allocation Composite5, returned 8.28% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (1.54)%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP American Allocation Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, domestic equity markets broadly outperformed developed non-US and emerging market equities. The broad fixed income markets were largely negative for the year, however high yield and treasury inflation protected securities were sectors that posted positive results. Within the LVIP American Allocation Funds, equity results were broadly positive on an absolute basis, however the domestic and non-US equity portions of the Funds detracted from overall Fund results on a relative basis as they underperformed their respective equity indexes within the composite benchmarks for the year. The fixed income allocations within the LVIP American Allocation Funds generally contributed to returns in 2021 as the majority of the underlying funds outperformed the fixed income index component of the Funds’ composite benchmark.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,869 for the Standard Class shares and to $23,048 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $24,565 and $13,308, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.63%
Five Years	+ 10.78%
Ten Years	+ 9.09%
Service Class Shares
One Year	+ 10.24%
Five Years	+ 10.39%
Ten Years	+ 8.71%
LVIP American Growth Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,819 for the Standard Class shares and to $24,931 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500 Index did over the same period. The same $10,000 investment would have increased to $26,119 and $46,259, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.88%
Five Years	+ 11.66%
Ten Years	+ 9.95%
Service Class Shares
One Year	+ 10.50%
Five Years	+ 11.28%
Ten Years	+ 9.57%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP American Income Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,856 for the Standard Class shares and to $19,171 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $20,936 and $13,308, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.39%
Five Years	+ 8.53%
Ten Years	+ 7.10%
Service Class Shares
One Year	+ 7.01%
Five Years	+ 8.15%
Ten Years	+ 6.72%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.
4.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

LVIP American Allocation Funds–3

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,032.20	0.25%	$1.28
Service Class Shares	1,000.00	1,030.30	0.60%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,028.20	0.25%	$1.28
Service Class Shares	1,000.00	1,026.50	0.60%	3.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

LVIP American Allocation Funds–4

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,025.40	0.28%	$1.43
Service Class Shares	1,000.00	1,023.50	0.63%	3.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds–5

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.01%
Investment Company	3.01%
Fixed Income Fund	3.01%
Unaffiliated Investments	97.12%
Investment Companies	97.12%
Asset Allocation Fund	15.45%
Equity Funds	33.20%
Fixed Income Funds	30.04%
Global Equity Funds	6.73%
Global Fixed Income Fund	2.02%
International Equity Funds	9.62%
Money Market Fund	0.06%
Total Investments	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.03%
Asset Allocation Fund	11.38%
Equity Funds	36.60%
Fixed Income Funds	26.04%
Global Equity Funds	8.15%
International Equity Funds	17.86%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.95%
Asset Allocation Fund	14.35%
Equity Funds	23.43%
Fixed Income Funds	52.13%
Global Equity Fund	1.84%
Global Fixed Income Fund	3.00%
International Equity Funds	5.20%
Total Investments	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.01%
INVESTMENT COMPANY–3.01%
Fixed Income Fund–3.01%
✢American Funds Insurance Series®– Mortgage Fund	2,934,555	$ 31,194,317
Total Affiliated Investment (Cost $30,555,015)		31,194,317

UNAFFILIATED INVESTMENTS–97.12%
INVESTMENT COMPANIES–97.12%
Asset Allocation Fund–15.45%
✧American Funds®– Capital Income Builder	2,278,174	159,791,103
		159,791,103
Equity Funds–33.20%
✧American Funds®– American Mutual Fund	1,207,638	64,198,033
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	4,138,092	74,858,080
Growth Fund	946,600	120,767,303
Growth-Income Fund	1,240,970	83,579,308
		343,402,724
Fixed Income Funds–30.04%
✧American Funds®-
Bond Fund of America	13,878,122	185,828,060
High-Income Trust	1,988,162	20,915,462
Intermediate Bond Fund of America	4,916,886	67,508,846
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	3,122,357	36,437,909
		310,690,277
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds–6.73%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,127,518	$ 20,768,882
Global Small Capitalization Fund	1,429,466	48,844,864
		69,613,746
Global Fixed Income Fund–2.02%
✢American Funds Insurance Series®– Global Bond Fund	1,766,693	20,829,306
		20,829,306
International Equity Funds–9.62%
American Funds Insurance Series®-
✢International Fund	2,848,340	64,657,318
New World Fund	1,094,983	34,853,312
		99,510,630
Money Market Fund–0.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	591,583	591,583
		591,583
Total Unaffiliated Investments (Cost $746,119,317)		1,004,429,369

TOTAL INVESTMENTS–100.13% (Cost $776,674,332)	1,035,623,686
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(1,381,348)
NET ASSETS APPLICABLE TO 67,894,848 SHARES OUTSTANDING–100.00%	$1,034,242,338
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($56,474,466 / 3,703,260 Shares)	$15.250
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($977,767,872 / 64,191,588 Shares)	$15.232
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 746,096,017
Distributable earnings/(accumulated loss)	288,146,321
TOTAL NET ASSETS	$1,034,242,338

LVIP American Allocation Funds–7

LVIP American Balanced Allocation Fund
Statement of Net Assets (continued)

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $1,873,954 payable for securities purchased, $326,698 payable for fund shares redeemed, $28,021 other accrued expenses payable and $487,349 due to manager and affiliates as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–8

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.03%
Asset Allocation Fund–11.38%
✧American Funds®– Capital Income Builder	1,590,119	$ 111,530,961
		111,530,961
Equity Funds–36.60%
✧American Funds®– American Mutual Fund	1,340,986	71,286,817
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	4,501,267	81,427,915
Growth Fund	901,034	114,953,836
Growth-Income Fund	1,349,970	90,920,497
		358,589,065
Fixed Income Funds–26.04%
✧American Funds®-
Bond Fund of America	10,923,395	146,264,267
Intermediate Bond Fund of America	4,823,878	66,231,840
Mortgage Fund	2,918,267	29,707,954
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	1,103,825	12,881,641
		255,085,702
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Funds–8.15%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,609,847	$ 29,653,379
Global Small Capitalization Fund	1,467,692	50,151,046
		79,804,425
International Equity Funds–17.86%
✧American Funds®– New World Fund	496,299	42,666,865
✢American Funds Insurance Series®– International Fund	5,828,989	132,318,042
		174,984,907
Total Investment Companies (Cost $707,661,679)		979,995,060

TOTAL INVESTMENTS–100.03% (Cost $707,661,679)	979,995,060
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(340,874)
NET ASSETS APPLICABLE TO 61,966,847 SHARES OUTSTANDING–100.00%	$979,654,186
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($29,845,313 / 1,885,577 Shares)	$15.828
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($949,808,873 / 60,081,270 Shares)	$15.809
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$680,461,978
Distributable earnings/(accumulated loss)	299,192,208
TOTAL NET ASSETS	$979,654,186

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $984,563 payable for securities purchased, $204,827 payable for fund shares redeemed, $27,560 other accrued expenses payable, $467,794 due to manager and affiliates and $774,904 due to custodian as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–9

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.95%
Asset Allocation Fund–14.35%
✧American Funds®– Capital Income Builder	460,995	$ 32,334,200
		32,334,200
Equity Funds–23.43%
✧American Funds®-
American Mutual Fund	227,786	12,109,101
Investment Company of America	219,554	11,368,531
✢American Funds Insurance Series®-
Growth Fund	153,924	19,637,558
Growth-Income Fund	143,719	9,679,478
		52,794,668
Fixed Income Funds–52.13%
✧American Funds®-
High-Income Trust	431,014	4,534,266
Intermediate Bond Fund of America	1,771,031	24,316,256
Mortgage Fund	886,221	9,021,727
✢American Funds Insurance Series®-
Bond Fund	6,005,367	67,320,170
U.S. Government/AAA-Rated Securities Fund	1,053,977	12,299,908
		117,492,327
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.84%
✢American Funds Insurance Series®– Global Small Capitalization Fund	121,526	$ 4,152,541
		4,152,541
Global Fixed Income Fund–3.00%
✢American Funds Insurance Series®– Global Bond Fund	574,485	6,773,175
		6,773,175
International Equity Funds–5.20%
✧American Funds®– New World Fund	64,044	5,505,923
✢American Funds Insurance Series®– International Fund	273,395	6,206,065
		11,711,988
Total Investment Companies (Cost $188,518,278)		225,258,899

TOTAL INVESTMENTS–99.95% (Cost $188,518,278)	225,258,899
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	103,319
NET ASSETS APPLICABLE TO 17,162,591 SHARES OUTSTANDING–100.00%	$225,362,218
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($12,452,105 / 947,446 Shares)	$13.143
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($212,910,113 / 16,215,145 Shares)	$13.130
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$183,535,280
Distributable earnings/(accumulated loss)	41,826,938
TOTAL NET ASSETS	$225,362,218

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $69,102 payable for securities purchased, $10,004 payable for fund shares redeemed, $24,452 other accrued expenses payable, $106,602 due to manager and affiliates and $27,532 due to custodian as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–10

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$18,057,110	$16,460,944	$ 3,982,724
Dividends from affiliated investments	220,374	—	—
	18,277,484	16,460,944	3,982,724
EXPENSES:
Distribution fees-Service Class	3,388,269	3,314,692	745,324
Management fees	2,557,207	2,425,112	562,251
Shareholder servicing fees	296,636	281,313	65,221
Accounting and administration expenses	114,531	110,989	59,808
Professional fees	34,861	34,175	24,378
Custodian fees	22,983	21,124	9,033
Trustees’ fees and expenses	21,577	20,495	4,772
Reports and statements to shareholders	16,167	14,499	5,213
Consulting fees	2,932	2,902	2,479
Pricing fees	650	523	531
Other	16,717	16,128	5,069
	6,472,530	6,241,952	1,484,079
Less:
Management fees waived	(511,441)	(485,023)	(112,450)
Total operating expenses	5,961,089	5,756,929	1,371,629
NET INVESTMENT INCOME	12,316,395	10,704,015	2,611,095
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(84,174)	—	—
Sale of unaffiliated investments	20,480,793	20,984,949	3,444,732
Distributions from affiliated investment companies	1,015,051	—	—
Distributions from unaffiliated investment companies	26,323,288	24,540,688	8,056,398
Net realized gain	47,734,958	45,525,637	11,501,130
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(1,243,143)	—	—
Unaffiliated investments	40,567,227	40,301,460	1,080,213
Net change in unrealized appreciation (depreciation)	39,324,084	40,301,460	1,080,213
NET REALIZED AND UNREALIZED GAIN	87,059,042	85,827,097	12,581,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,375,437	$96,531,112	$15,192,438
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–11

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,316,395	$ 12,229,251	$ 10,704,015	$ 9,190,376	$ 2,611,095	$ 3,170,100
Net realized gain	47,734,958	26,740,446	45,525,637	24,618,120	11,501,130	4,099,959
Net change in unrealized appreciation (depreciation)	39,324,084	97,557,318	40,301,460	102,431,620	1,080,213	19,474,918
Net increase in net assets resulting from operations	99,375,437	136,527,015	96,531,112	136,240,116	15,192,438	26,744,977
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,630,331)	(2,245,156)	(1,197,624)	(996,329)	(546,846)	(478,389)
Service Class	(42,354,065)	(42,721,248)	(40,158,172)	(43,066,912)	(8,828,942)	(7,924,177)
	(44,984,396)	(44,966,404)	(41,355,796)	(44,063,241)	(9,375,788)	(8,402,566)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,427,790	10,675,050	9,811,426	1,787,341	2,820,494	1,445,894
Service Class	87,491,993	65,236,570	79,843,454	61,013,195	26,634,355	26,641,154
Reinvestment of dividends and distributions:
Standard Class	2,630,331	2,245,156	1,197,624	996,329	546,846	478,389
Service Class	42,354,065	42,721,248	40,158,172	43,066,912	8,828,942	7,924,177
	138,904,179	120,878,024	131,010,676	106,863,777	38,830,637	36,489,614
Cost of shares redeemed:
Standard Class	(5,318,548)	(5,278,653)	(2,431,429)	(2,360,316)	(2,990,908)	(2,034,882)
Service Class	(138,081,717)	(131,779,371)	(143,991,333)	(133,731,788)	(37,875,836)	(36,738,232)
	(143,400,265)	(137,058,024)	(146,422,762)	(136,092,104)	(40,866,744)	(38,773,114)
Decrease in net assets derived from capital share transactions	(4,496,086)	(16,180,000)	(15,412,086)	(29,228,327)	(2,036,107)	(2,283,500)
NET INCREASE IN NET ASSETS	49,894,955	75,380,611	39,763,230	62,948,548	3,780,543	16,058,911
NET ASSETS:
Beginning of year	984,347,383	908,966,772	939,890,956	876,942,408	221,581,675	205,522,764
End of year	$1,034,242,338	$ 984,347,383	$ 979,654,186	$ 939,890,956	$225,362,218	$221,581,675
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.451	$ 13.077	$ 11.823	$ 12.998	$ 11.865
Income (loss) from investment operations:
Net investment income[1]	0.234	0.226	0.265	0.218	0.238
Net realized and unrealized gain (loss)	1.294	1.870	1.794	(0.724)	1.508
Total from investment operations	1.528	2.096	2.059	(0.506)	1.746
Less dividends and distributions from:
Net investment income	(0.373)	(0.262)	(0.323)	(0.263)	(0.282)
Net realized gain	(0.356)	(0.460)	(0.482)	(0.406)	(0.331)
Total dividends and distributions	(0.729)	(0.722)	(0.805)	(0.669)	(0.613)
Net asset value, end of period	$ 15.250	$ 14.451	$ 13.077	$ 11.823	$ 12.998
Total return[2]	10.63%	16.38%	17.63%	(4.06%)	14.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 56,474	$ 49,888	$ 37,760	$ 30,739	$ 33,900
Ratio of expenses to average net assets[3]	0.25%	0.26%	0.25%	0.25%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.30%	0.30%	0.29%
Ratio of net investment income to average net assets	1.54%	1.70%	2.07%	1.69%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.65%	2.02%	1.64%	1.82%
Portfolio turnover	16%	22%	12%	41%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.436	$ 13.069	$ 11.819	$ 12.991	$ 11.860
Income (loss) from investment operations:
Net investment income[1]	0.180	0.179	0.220	0.172	0.193
Net realized and unrealized gain (loss)	1.292	1.863	1.790	(0.721)	1.506
Total from investment operations	1.472	2.042	2.010	(0.549)	1.699
Less dividends and distributions from:
Net investment income	(0.320)	(0.215)	(0.278)	(0.217)	(0.237)
Net realized gain	(0.356)	(0.460)	(0.482)	(0.406)	(0.331)
Total dividends and distributions	(0.676)	(0.675)	(0.760)	(0.623)	(0.568)
Net asset value, end of period	$ 15.232	$ 14.436	$ 13.069	$ 11.819	$ 12.991
Total return[2]	10.24%	15.97%	17.22%	(4.39%)	14.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$977,768	$934,459	$871,206	$796,230	$888,018
Ratio of expenses to average net assets[3]	0.60%	0.61%	0.60%	0.60%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.66%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.19%	1.35%	1.72%	1.34%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.30%	1.67%	1.29%	1.47%
Portfolio turnover	16%	22%	12%	41%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.945	$ 13.459	$ 12.168	$ 13.632	$ 12.207
Income (loss) from investment operations:
Net investment income[1]	0.229	0.192	0.244	0.210	0.222
Net realized and unrealized gain (loss)	1.393	2.057	2.099	(0.856)	1.904
Total from investment operations	1.622	2.249	2.343	(0.646)	2.126
Less dividends and distributions from:
Net investment income	(0.345)	(0.219)	(0.314)	(0.272)	(0.258)
Net realized gain	(0.394)	(0.544)	(0.738)	(0.546)	(0.443)
Total dividends and distributions	(0.739)	(0.763)	(1.052)	(0.818)	(0.701)
Net asset value, end of period	$ 15.828	$ 14.945	$ 13.459	$ 12.168	$ 13.632
Total return[2]	10.88%	17.21%	19.61%	(5.00%)	17.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,845	$ 20,171	$ 17,758	$ 14,524	$ 15,691
Ratio of expenses to average net assets[3]	0.25%	0.26%	0.25%	0.25%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.30%	0.30%	0.29%
Ratio of net investment income to average net assets	1.45%	1.42%	1.84%	1.55%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.40%	1.37%	1.79%	1.50%	1.63%
Portfolio turnover	15%	19%	12%	44%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.928	$ 13.450	$ 12.163	$ 13.624	$ 12.203
Income (loss) from investment operations:
Net investment income[1]	0.173	0.145	0.197	0.162	0.175
Net realized and unrealized gain (loss)	1.391	2.048	2.095	(0.853)	1.901
Total from investment operations	1.564	2.193	2.292	(0.691)	2.076
Less dividends and distributions from:
Net investment income	(0.289)	(0.171)	(0.267)	(0.224)	(0.212)
Net realized gain	(0.394)	(0.544)	(0.738)	(0.546)	(0.443)
Total dividends and distributions	(0.683)	(0.715)	(1.005)	(0.770)	(0.655)
Net asset value, end of period	$ 15.809	$ 14.928	$ 13.450	$ 12.163	$ 13.624
Total return[2]	10.50%	16.79%	19.20%	(5.34%)	17.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$949,809	$919,720	$859,184	$795,498	$888,216
Ratio of expenses to average net assets[3]	0.60%	0.61%	0.60%	0.60%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.66%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.10%	1.07%	1.49%	1.20%	1.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	1.02%	1.44%	1.15%	1.28%
Portfolio turnover	15%	19%	12%	44%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–16

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.804	$ 11.701	$ 11.012	$ 11.770	$ 11.098
Income (loss) from investment operations:
Net investment income[1]	0.198	0.226	0.267	0.229	0.225
Net realized and unrealized gain (loss)	0.745	1.415	1.287	(0.526)	0.911
Total from investment operations	0.943	1.641	1.554	(0.297)	1.136
Less dividends and distributions from:
Net investment income	(0.409)	(0.281)	(0.286)	(0.258)	(0.278)
Net realized gain	(0.195)	(0.257)	(0.579)	(0.203)	(0.186)
Total dividends and distributions	(0.604)	(0.538)	(0.865)	(0.461)	(0.464)
Net asset value, end of period	$ 13.143	$ 12.804	$ 11.701	$ 11.012	$ 11.770
Total return[2]	7.39%	14.17%	14.30%	(2.57%)	10.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,452	$ 11,783	$ 10,924	$ 8,626	$ 9,096
Ratio of expenses to average net assets[3]	0.28%	0.29%	0.28%	0.28%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.34%	0.33%	0.33%	0.32%
Ratio of net investment income to average net assets	1.49%	1.87%	2.28%	1.95%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	1.82%	2.23%	1.90%	1.87%
Portfolio turnover	18%	25%	17%	31%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–17

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.793	$ 11.694	$ 11.009	$ 11.764	$ 11.094
Income (loss) from investment operations:
Net investment income[1]	0.151	0.184	0.225	0.188	0.183
Net realized and unrealized gain (loss)	0.743	1.411	1.285	(0.525)	0.910
Total from investment operations	0.894	1.595	1.510	(0.337)	1.093
Less dividends and distributions from:
Net investment income	(0.362)	(0.239)	(0.246)	(0.215)	(0.237)
Net realized gain	(0.195)	(0.257)	(0.579)	(0.203)	(0.186)
Total dividends and distributions	(0.557)	(0.496)	(0.825)	(0.418)	(0.423)
Net asset value, end of period	$ 13.130	$ 12.793	$ 11.694	$ 11.009	$ 11.764
Total return[2]	7.01%	13.77%	13.90%	(2.91%)	9.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212,910	$209,799	$194,599	$178,751	$203,163
Ratio of expenses to average net assets[3]	0.63%	0.64%	0.63%	0.63%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.69%	0.68%	0.68%	0.67%
Ratio of net investment income to average net assets	1.14%	1.52%	1.93%	1.60%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	1.47%	1.88%	1.55%	1.52%
Portfolio turnover	18%	25%	17%	31%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–18

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds–19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$59,332	$56,339	$13,080
Legal	9,597	9,112	2,116
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$6,478	$5,245	$1,897
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$173,592	$163,892	$38,018
Distribution fees payable to LFD	287,198	278,557	62,910
Printing and mailing fees payable to Lincoln Life	1,388	1,581	162
Shareholder servicing fees payable to Lincoln Life	25,171	23,764	5,512
LVIP American Allocation Funds–20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP American Balanced Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.01%@
Fixed Income Fund-3.01%@
✢American Funds Insurance Series® – Mortgage Fund	$28,374,855	$6,823,344	$2,676,565	$(84,174)	$(1,243,143)	$31,194,317	2,934,555	$220,374	$1,015,051

@ As a percentage of Net Assets as of December 31, 2021.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$166,589,248	$146,417,287	$41,343,740
Sales	175,291,675	168,435,680	42,336,636
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$786,832,382	$719,082,280	$191,570,503
Aggregate unrealized appreciation of investments	$250,316,102	$261,447,837	$ 34,170,873
Aggregate unrealized depreciation of investments	(1,524,798)	(535,057)	(482,477)
Net unrealized appreciation of investments	$248,791,304	$260,912,780	$ 33,688,396
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP American Allocation Funds–21

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Affiliated Investment Company	$ 31,194,317	$ —	$ —
Unaffiliated Investment Companies	1,004,429,369	979,995,060	225,258,899
Total Investments	$1,035,623,686	$979,995,060	$225,258,899
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2021
Ordinary income	$22,365,889	$19,260,808	$5,593,213
Long-term capital gains	22,618,507	22,094,988	3,782,575
Total	$44,984,396	$41,355,796	$9,375,788
Year ended December 31, 2020
Ordinary income	$15,719,624	$11,302,347	$4,461,388
Long-term capital gains	29,246,780	32,760,894	3,941,178
Total	$44,966,404	$44,063,241	$8,402,566
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed long-term capital gains	$ 39,355,017	$ 38,279,427	$ 8,138,542
Net unrealized appreciation	248,791,304	260,912,781	33,688,396
Distributable earnings/(accumulated loss)	$288,146,321	$299,192,208	$41,826,938
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	427,988	803,663	615,069	132,205	212,379	120,367
Service Class	5,795,983	4,965,706	5,076,481	4,621,483	2,013,891	2,220,285
Shares reinvested:
Standard Class	171,807	163,308	75,320	71,680	41,347	38,191
Service Class	2,772,493	3,131,711	2,529,906	3,121,240	668,308	634,871
	9,168,271	9,064,388	8,296,776	7,946,608	2,935,925	3,013,714
Shares redeemed:
Standard Class	(348,813)	(402,153)	(154,496)	(173,679)	(226,512)	(171,973)
Service Class	(9,106,994)	(10,027,772)	(9,134,361)	(10,013,287)	(2,866,783)	(3,096,055)
	(9,455,807)	(10,429,925)	(9,288,857)	(10,186,966)	(3,093,295)	(3,268,028)
Net decrease	(287,536)	(1,365,537)	(992,081)	(2,240,358)	(157,370)	(254,314)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP American Allocation Funds–24

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was above the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year
LVIP American Allocation Funds–25

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
period, above the return of the Morningstar peer group median and the same as the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2022. The Board noted that the net investment management fee for the LVIP American Balanced Allocation Fund, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Fund’s respective Morningstar peer group. The Board noted that the net investment management fee for the LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to the advisory fee waiver, was the same as the median net investment management fee of each Fund’s respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds–31

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: American Century Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 21.22% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell Midcap® Value Index1, returned 28.34%.
U.S. equities performed very well as massive fiscal and monetary stimulus and progress on vaccinations aided an economic and corporate profit recovery. The rebound in economic growth and ongoing supply chain disruptions caused by the pandemic contributed to surging inflation, rising bond yields and the impending end of the Fed’s stimulus policies. Corporate earnings surged, with data provider FactSet estimating that earnings growth for the S&P 500® Index2 companies will end up being the best since they began tracking the data in 2008. The more economically sensitive energy, industrials and materials sectors experienced the fastest earnings recovery. In that environment, large-cap stocks performed best followed by mid- and small-company shares as measured by the Russell family of indices. In terms of returns by style, the shift in earnings growth toward more economically sensitive stocks fueled a rotation from growth to value. Value stocks significantly outperformed growth among both small- and mid-cap stocks, while large growth narrowly beat value.
The Fund performed very well in absolute terms but trailed the benchmark. The best-performing sector and largest contributor to absolute performance was information technology (IT). Communications equipment stocks helped most, led by an overweight position in Arista Networks.
At the other end of the spectrum, communication services was the only sector to decline outright and detract from absolute results. Interactive media and services companies lagged the most, with Pinterest the leading detractor.
The key contribution to relative performance versus the benchmark came from stock selection decisions in the industrials sector. Positioning in the electrical equipment industry contributed the most, led by a stake in nVent Electric. The U.K.-based electric equipment company is an attractively valued, high-quality company addressing growing end markets around the world. In addition to solid fundamental results, the stock benefited from the rotation to higher-quality companies with strong balance sheets, low levels of debt, leading market positions and more returns-focused management teams.
At the other end of the spectrum, positioning in the health care sector hurt relative performance the most. An overweight allocation and security selection decisions detracted, particularly in the health care providers and services industry, where it hurt to have exposure to Amedisys. Zimmer Biomet Holdings, a medical device company, underperformed due to its worse-than-expected earnings, pandemic disruption and reduced elective procedures. However, Zimmer has historically exhibited high returns on capital and holds a leading market share in orthopedics. The stock of Las Vegas Sands, a casino resort in Macau and Singapore, was pressured by possible new dividend regulations in Macau that would be harmful to shareholders and concerns about China’s increasing interference in certain sectors. We eliminated this casino resort operator given these uncertainties.
Exposure to derivatives did not have a material effect on performance in the period.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
American Century Investment
Management, Inc.:	Rob Brookby
Phillip Davidson
Michael Liss
Kevin Toney
Brian Woglom
Nalin Yogasundram
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 1/2/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,439 for the Standard Class shares and to $20,852 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $22,311. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 21.22%
Five Years	+ 10.65%
Inception (1/2/14)	+ 10.01%
Service Class Shares
One Year	+ 20.79%
Five Years	+ 10.26%
Inception (1/2/14)	+ 9.63%
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,054.60	0.83%	$4.30
Service Class Shares	1,000.00	1,052.80	1.18%	6.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.83%	$4.23
Service Class Shares	1,000.00	1,019.30	1.18%	6.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.87%
Aerospace & Defense	1.95%
Airlines	1.36%
Auto Components	1.80%
Automobiles	0.36%
Banks	3.91%
Beverages	0.10%
Biotechnology	0.66%
Building Products	0.55%
Capital Markets	6.08%
Chemicals	1.04%
Commercial Services & Supplies	0.40%
Communications Equipment	2.21%
Containers & Packaging	2.91%
Electric Utilities	3.45%
Electrical Equipment	4.06%
Electronic Equipment, Instruments & Components	1.02%
Energy Equipment & Services	0.75%
Entertainment	0.47%
Equity Real Estate Investment Trusts	4.86%
Food & Staples Retailing	1.61%
Food Products	3.69%
Gas Utilities	1.18%
Health Care Equipment & Supplies	5.29%
Health Care Providers & Services	6.85%
Health Care Technology	2.03%
Hotels, Restaurants & Leisure	2.11%
Household Products	0.82%
Insurance	5.08%
Interactive Media & Services	0.42%
Internet & Direct Marketing Retail	0.35%
IT Services	1.90%
Leisure Products	0.58%
Life Sciences Tools & Services	1.32%
Machinery	2.33%
Media	1.01%
Multiline Retail	0.94%
Multi-Utilities	1.06%
Oil, Gas & Consumable Fuels	2.61%
Paper & Forest Products	1.04%
Professional Services	0.72%
Road & Rail	0.58%
Semiconductors & Semiconductor Equipment	1.03%
Software	4.79%
Specialty Retail	2.14%
Technology Hardware, Storage & Peripherals	1.03%
Security Type/Sector	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	0.36%
Thrifts & Mortgage Finance	0.30%
Trading Companies & Distributors	1.76%
Money Market Fund	6.80%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Zimmer Biomet Holdings, Inc.	2.28%
Northern Trust Corp.	1.77%
Cerner Corp.	1.71%
Conagra Brands, Inc.	1.53%
Bank of New York Mellon Corp.	1.44%
Advance Auto Parts, Inc.	1.44%
Edison International	1.44%
Southwest Airlines Co.	1.36%
nVent Electric PLC	1.33%
Emerson Electric Co.	1.31%
Total	15.61%

IT–Information Technology

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.87%
Aerospace & Defense–1.95%
BAE Systems PLC	605,514	$ 4,506,125
General Dynamics Corp.	28,501	5,941,603
HEICO Corp.	7,825	1,128,522
		11,576,250
Airlines–1.36%
†Southwest Airlines Co.	188,606	8,079,881
		8,079,881
Auto Components–1.80%
†Aptiv PLC	13,302	2,194,165
BorgWarner, Inc.	141,029	6,356,177
Bridgestone Corp.	49,300	2,116,580
		10,666,922
Automobiles–0.36%
Honda Motor Co. Ltd. ADR	74,339	2,114,945
		2,114,945
Banks–3.91%
Commerce Bancshares, Inc.	11,570	795,318
First Hawaiian, Inc.	133,407	3,646,013
M&T Bank Corp.	33,035	5,073,515
Prosperity Bancshares, Inc.	60,736	4,391,213
Truist Financial Corp.	116,287	6,808,604
Westamerica BanCorp	43,730	2,524,533
		23,239,196
Beverages–0.10%
†Celsius Holdings, Inc.	8,181	610,057
		610,057
Biotechnology–0.66%
†Alnylam Pharmaceuticals, Inc.	7,311	1,239,799
†Horizon Therapeutics PLC	14,035	1,512,412
†Natera, Inc.	8,372	781,861
†Turning Point Therapeutics, Inc.	8,002	381,695
		3,915,767
Building Products–0.55%
Trane Technologies PLC	11,344	2,291,828
Zurn Water Solutions Corp.	26,899	979,124
		3,270,952
Capital Markets–6.08%
Ameriprise Financial, Inc.	15,105	4,556,574
Bank of New York Mellon Corp.	147,268	8,553,326
LPL Financial Holdings, Inc.	18,260	2,923,243
MSCI, Inc.	3,652	2,237,544
Northern Trust Corp.	87,834	10,505,825
State Street Corp.	24,578	2,285,754
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
T Rowe Price Group, Inc.	25,720	$ 5,057,581
		36,119,847
Chemicals–1.04%
Albemarle Corp.	3,684	861,209
†Axalta Coating Systems Ltd.	120,495	3,990,794
Element Solutions, Inc.	54,820	1,331,030
		6,183,033
Commercial Services & Supplies–0.40%
Republic Services, Inc.	17,221	2,401,468
		2,401,468
Communications Equipment–2.21%
†Arista Networks, Inc.	24,473	3,517,994
†F5, Inc.	28,753	7,036,147
Juniper Networks, Inc.	71,154	2,540,909
		13,095,050
Containers & Packaging–2.91%
Amcor PLC	140,644	1,689,135
Avery Dennison Corp.	10,697	2,316,649
Ball Corp.	11,205	1,078,705
Packaging Corp. of America	32,612	4,440,124
Sonoco Products Co.	133,569	7,732,309
		17,256,922
Electric Utilities–3.45%
Edison International	125,036	8,533,707
Evergy, Inc.	44,431	3,048,411
Eversource Energy	31,285	2,846,309
Pinnacle West Capital Corp.	57,710	4,073,749
Xcel Energy, Inc.	29,464	1,994,713
		20,496,889
Electrical Equipment–4.06%
AMETEK, Inc.	14,101	2,073,411
Emerson Electric Co.	83,587	7,771,083
†Generac Holdings, Inc.	2,441	859,037
Hubbell, Inc.	11,720	2,440,924
nVent Electric PLC	208,578	7,925,964
†Plug Power, Inc.	15,434	435,702
Regal Rexnord Corp.	8,962	1,525,153
Rockwell Automation, Inc.	3,063	1,068,528
		24,099,802
Electronic Equipment, Instruments & Components–1.02%
Cognex Corp.	20,625	1,603,800
Corning, Inc.	30,611	1,139,647
†Keysight Technologies, Inc.	16,125	3,329,974
		6,073,421
LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services–0.75%
Baker Hughes Co.	184,966	$ 4,450,282
		4,450,282
Entertainment–0.47%
†Live Nation Entertainment, Inc.	9,404	1,125,565
†ROBLOX Corp. Class A	4,839	499,191
†Roku, Inc.	5,152	1,175,686
		2,800,442
Equity Real Estate Investment Trusts–4.86%
Equinix, Inc.	4,482	3,791,055
Essex Property Trust, Inc.	11,878	4,183,788
Healthcare Trust of America, Inc. Class A	138,917	4,638,439
Healthpeak Properties, Inc.	166,632	6,013,749
MGM Growth Properties LLC Class A	113,171	4,623,035
Regency Centers Corp.	54,591	4,113,432
Weyerhaeuser Co.	36,839	1,517,030
		28,880,528
Food & Staples Retailing–1.61%
Koninklijke Ahold Delhaize NV	183,003	6,278,593
Sysco Corp.	41,419	3,253,462
		9,532,055
Food Products–3.69%
Conagra Brands, Inc.	265,473	9,065,903
General Mills, Inc.	47,894	3,227,098
J M Smucker Co.	25,559	3,471,423
Kellogg Co.	43,847	2,824,624
Orkla ASA	331,457	3,322,378
		21,911,426
Gas Utilities–1.18%
Atmos Energy Corp.	38,774	4,062,352
Spire, Inc.	45,535	2,969,793
		7,032,145
Health Care Equipment & Supplies–5.29%
†Align Technology, Inc.	1,558	1,023,886
Becton Dickinson & Co.	18,537	4,661,685
†Dexcom, Inc.	3,868	2,076,923
†Envista Holdings Corp.	90,102	4,059,996
†IDEXX Laboratories, Inc.	3,857	2,539,680
Koninklijke Philips NV	75,644	2,787,481
Teleflex, Inc.	2,154	707,546
Zimmer Biomet Holdings, Inc.	106,749	13,561,393
		31,418,590
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–6.85%
†Amedisys, Inc.	4,939	$ 799,525
AmerisourceBergen Corp.	23,504	3,123,447
Cardinal Health, Inc.	94,554	4,868,586
†Centene Corp.	38,315	3,157,156
†Henry Schein, Inc.	90,420	7,010,263
McKesson Corp.	26,860	6,676,590
Quest Diagnostics, Inc.	39,324	6,803,445
†R1 RCM, Inc.	24,460	623,485
Universal Health Services, Inc. Class B	58,930	7,640,864
		40,703,361
Health Care Technology–2.03%
Cerner Corp.	109,650	10,183,195
†Veeva Systems, Inc. Class A	7,224	1,845,588
		12,028,783
Hotels, Restaurants & Leisure–2.11%
†Airbnb, Inc. Class A	6,310	1,050,552
†Chipotle Mexican Grill, Inc.	1,186	2,073,425
Cracker Barrel Old Country Store, Inc.	17,232	2,216,724
†Hilton Worldwide Holdings, Inc.	18,569	2,896,578
Sodexo SA	49,156	4,312,593
		12,549,872
Household Products–0.82%
Kimberly-Clark Corp.	34,201	4,888,007
		4,888,007
Insurance–5.08%
Aflac, Inc.	128,266	7,489,452
Allstate Corp.	40,515	4,766,590
Arthur J Gallagher & Co.	10,127	1,718,248
Chubb Ltd.	34,533	6,675,574
Progressive Corp.	23,214	2,382,917
Reinsurance Group of America, Inc.	65,151	7,133,383
		30,166,164
Interactive Media & Services–0.42%
†Match Group, Inc.	12,303	1,627,072
†Pinterest, Inc. Class A	24,126	876,980
		2,504,052
Internet & Direct Marketing Retail–0.35%
†Chewy, Inc. Class A	12,524	738,540
†Etsy, Inc.	6,066	1,328,090
		2,066,630
IT Services–1.90%
Amdocs Ltd.	39,223	2,935,449
†Block, Inc.	4,909	792,853

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Cloudflare, Inc. Class A	8,087	$ 1,063,441
†EPAM Systems, Inc.	3,007	2,010,029
†Euronet Worldwide, Inc.	19,643	2,340,856
†Okta, Inc.	7,329	1,642,942
†Twilio, Inc. Class A	1,914	504,033
		11,289,603
Leisure Products–0.58%
†Peloton Interactive, Inc. Class A	8,390	300,026
Polaris, Inc.	28,347	3,115,619
		3,415,645
Life Sciences Tools & Services–1.32%
†10X Genomics, Inc. Class A	5,370	799,915
Agilent Technologies, Inc.	10,208	1,629,707
Bio-Techne Corp.	3,295	1,704,635
†Mettler-Toledo International, Inc.	1,551	2,632,373
†Repligen Corp.	4,112	1,089,022
		7,855,652
Machinery–2.33%
Cummins, Inc.	9,028	1,969,368
Graco, Inc.	13,248	1,068,054
IMI PLC	12,665	297,597
Oshkosh Corp.	36,591	4,124,172
PACCAR, Inc.	46,183	4,076,111
Parker-Hannifin Corp.	7,323	2,329,593
		13,864,895
Media–1.01%
Fox Corp. Class B	175,815	6,025,180
		6,025,180
Multiline Retail–0.94%
†Dollar Tree, Inc.	39,751	5,585,811
		5,585,811
Multi-Utilities–1.06%
NorthWestern Corp.	109,739	6,272,681
		6,272,681
Oil, Gas & Consumable Fuels–2.61%
ConocoPhillips	84,619	6,107,800
Devon Energy Corp.	125,883	5,545,146
Pioneer Natural Resources Co.	21,298	3,873,680
		15,526,626
Paper & Forest Products–1.04%
Mondi PLC	250,968	6,202,880
		6,202,880
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.72%
†CoStar Group, Inc.	12,870	$ 1,017,116
Jacobs Engineering Group, Inc.	13,212	1,839,507
Verisk Analytics, Inc.	6,137	1,403,716
		4,260,339
Road & Rail–0.58%
Heartland Express, Inc.	168,942	2,841,604
†Lyft, Inc. Class A	13,750	587,538
		3,429,142
Semiconductors & Semiconductor Equipment–1.03%
†Enphase Energy, Inc.	7,816	1,429,859
Marvell Technology, Inc.	31,849	2,786,469
Monolithic Power Systems, Inc.	1,597	787,848
Skyworks Solutions, Inc.	7,225	1,120,887
		6,125,063
Software–4.79%
†Atlassian Corp. PLC Class A	5,138	1,959,068
†Autodesk, Inc.	4,170	1,172,562
†Cadence Design Systems, Inc.	23,789	4,433,080
CDK Global, Inc.	67,245	2,806,806
†Coupa Software, Inc.	2,071	327,322
†Datadog, Inc. Class A	8,420	1,499,686
†DocuSign, Inc.	9,131	1,390,743
†HubSpot, Inc.	2,900	1,911,535
†Manhattan Associates, Inc.	14,903	2,317,267
Open Text Corp.	96,285	4,571,612
†Palantir Technologies, Inc. Class A	78,485	1,429,212
†Palo Alto Networks, Inc.	8,363	4,656,184
		28,475,077
Specialty Retail–2.14%
Advance Auto Parts, Inc.	35,647	8,551,002
†Burlington Stores, Inc.	4,800	1,399,248
†Carvana Co.	4,431	1,027,062
†Five Below, Inc.	3,518	727,839
†Floor & Decor Holdings, Inc. Class A	7,942	1,032,539
		12,737,690
Technology Hardware, Storage & Peripherals–1.03%
HP, Inc.	162,213	6,110,564
		6,110,564
Textiles, Apparel & Luxury Goods–0.36%
†Lululemon Athletica, Inc.	5,450	2,133,402
		2,133,402

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.30%
Capitol Federal Financial, Inc.	156,498	$ 1,773,122
		1,773,122
Trading Companies & Distributors–1.76%
†Beacon Roofing Supply, Inc.	40,906	2,345,959
MSC Industrial Direct Co., Inc. Class A	77,688	6,530,453
WW Grainger, Inc.	2,985	1,546,947
		10,423,359
Total Common Stock (Cost $434,553,597)		551,639,470

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.80%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	40,360,640	$ 40,360,640
Total Money Market Fund (Cost $40,360,640)		40,360,640

TOTAL INVESTMENTS–99.67% (Cost $474,914,237)	592,000,110
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	1,970,934
NET ASSETS APPLICABLE TO 37,193,630 SHARES OUTSTANDING–100.00%	$593,971,044
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($21,438 / 1,340 Shares)	$15.994 [1]
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($593,949,606 / 37,192,290 Shares)	$15.970
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$439,368,873
Distributable earnings/(accumulated loss)	154,602,171
TOTAL NET ASSETS	$593,971,044

1	Net Asset Value Per Share does not recalculate exactly, due to rounding.

† Non-income producing.
★ Includes $1,675,689 cash collateral held at broker for futures contracts, $136,944 payable for securities purchased, $95,156 payable for fund shares redeemed, $63,277 other accrued expenses payable, $554,002 due to manager and affiliates and $5,270 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	JPY	(430,636,547)	USD	3,793,673	3/31/22	$46,861	$ —
BOA	JPY	15,067,552	USD	(132,652)	3/31/22	—	(1,555)
CSI	EUR	(10,090,224)	USD	11,426,779	3/31/22	—	(83,015)
JPMC	GBP	(6,938,799)	USD	9,178,912	3/31/22	—	(209,254)
UBS	NOK	(24,871,870)	USD	2,749,595	3/31/22	—	(69,851)
Total Foreign Currency Exchange Contracts						$46,861	$(363,675)

LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
JPY–Japanese Yen
USD–United States Dollar
EUR–Euro
GBP–British Pound Sterling
NOK–Norwegian Krone
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
12	British Pound	$ 1,014,825	$ 990,632	3/14/22	$ 24,193	$ —
12	Euro	1,710,375	1,699,082	3/14/22	11,293	—
11	Japanese Yen	1,195,975	1,210,001	3/14/22	—	(14,026)
					35,486	(14,026)
Equity Contracts:
28	E-mini S&P 500 Index	6,661,900	6,549,682	3/18/22	112,218	—
65	E-mini S&P MidCap 400 Index	18,445,050	18,282,694	3/18/22	162,356	—
36	Euro STOXX 50 Index	1,757,274	1,718,693	3/18/22	38,581	—
11	FTSE 100 Index	1,090,474	1,080,066	3/18/22	10,408	—
5	Nikkei 225 Index (OSE)	1,250,978	1,209,703	3/10/22	41,275	—
					364,838	—
Total Futures Contracts					$400,324	$(14,026)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CSI–Credit Suisse International
FTSE–Financial Times Stock Exchange
IT–Information Technology
JPMC–JPMorgan Chase
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 10,149,114
Foreign taxes withheld	(113,130)
10,035,984
EXPENSES:
Management fees	4,325,805
Distribution fees-Service Class	2,018,639
Shareholder servicing fees	167,264
Accounting and administration expenses	152,949
Custodian fees	43,528
Professional fees	42,965
Reports and statements to shareholders	22,215
Pricing fees	15,206
Trustees’ fees and expenses	12,139
Consulting fees	3,344
Other	15,636
6,819,690
Less:
Management fees waived	(28,839)
Total operating expenses	6,790,851
NET INVESTMENT INCOME	3,245,133
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	67,153,577
Foreign currencies	1,085
Foreign currency exchange contracts	1,574,336
Futures contracts	6,124,191
Net realized gain	74,853,189
Net change in unrealized appreciation (depreciation) of:
Investments	30,040,559
Foreign currencies	(1,511)
Foreign currency exchange contracts	(97,531)
Futures contracts	(334,001)
Net change in unrealized appreciation (depreciation)	29,607,516
NET REALIZED AND UNREALIZED GAIN	104,460,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,705,838
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,245,133	$ 3,652,590
Net realized gain (loss)	74,853,189	(22,776,936)
Net change in unrealized appreciation (depreciation)	29,607,516	49,222,927
Net increase in net assets resulting from operations	107,705,838	30,098,581
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(740)	(1,069)
Service Class	(18,609,407)	(34,034,791)
Return of capital:
Standard Class	—	(69)
Service Class	—	(1,498,466)
	(18,610,147)	(35,534,395)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	24,134,840	68,220,376
Reinvestment of dividends and distributions:
Standard Class	740	1,138
Service Class	18,609,407	35,533,257
	42,744,987	103,754,771
Cost of shares redeemed:
Service Class	(80,495,818)	(75,642,833)
	(80,495,818)	(75,642,833)
Increase (decrease) in net assets derived from capital share transactions	(37,750,831)	28,111,938
NET INCREASE IN NET ASSETS	51,344,860	22,676,124
NET ASSETS:
Beginning of year	542,626,184	519,950,060
End of year	$593,971,044	$542,626,184
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.667	$ 14.029	$ 11.749	$ 13.801	$ 12.418
Income (loss) from investment operations:
Net investment income[3]	0.144	0.137	0.199	0.154	0.154
Net realized and unrealized gain (loss)	2.755	0.442	3.034	(1.532)	1.552
Total from investment operations	2.899	0.579	3.233	(1.378)	1.706
Less dividends and distributions from:
Net investment income	(0.206)	(0.084)	(0.440)	(0.156)	(0.167)
Net realized gain	(0.366)	(0.803)	(0.513)	(0.518)	(0.156)
Return of capital	—	(0.054)	—	—	—
Total dividends and distributions	(0.572)	(0.941)	(0.953)	(0.674)	(0.323)
Net asset value, end of period	$ 15.994	$ 13.667	$ 14.029	$ 11.749	$ 13.801
Total return[4]	21.22%	5.16%	27.80%	(10.53%)	13.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21	$ 18	$ 17	$ 13	$ 15
Ratio of expenses to average net assets[5]	0.82%	0.87%	0.60%	0.06%	0.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.83%	0.87%	0.83%	0.82%	0.81%
Ratio of net investment income to average net assets	0.92%	1.09%	1.47%	1.12%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.91%	1.09%	1.23%	0.36%	0.42%
Portfolio turnover	51%	86%	58%	5%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.649	$ 14.018	$ 11.747	$ 13.796	$ 12.420
Income (loss) from investment operations:
Net investment income[3]	0.087	0.092	0.151	0.105	0.108
Net realized and unrealized gain (loss)	2.750	0.436	3.030	(1.523)	1.545
Total from investment operations	2.837	0.528	3.181	(1.418)	1.653
Less dividends and distributions from:
Net investment income	(0.150)	(0.057)	(0.397)	(0.113)	(0.121)
Net realized gain	(0.366)	(0.803)	(0.513)	(0.518)	(0.156)
Return of capital	—	(0.037)	—	—	—
Total dividends and distributions	(0.516)	(0.897)	(0.910)	(0.631)	(0.277)
Net asset value, end of period	$ 15.970	$ 13.649	$ 14.018	$ 11.747	$ 13.796
Total return[4]	20.79%	4.82%	27.35%	(10.85%)	13.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$593,950	$542,608	$519,933	$ 373,568	$367,232
Ratio of expenses to average net assets[5]	1.17%	1.22%	0.95%	0.41%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.18%	1.22%	1.18%	1.17%	1.16%
Ratio of net investment income to average net assets	0.57%	0.74%	1.12%	0.77%	0.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.56%	0.74%	0.89%	0.01%	0.07%
Portfolio turnover	51%	86%	58%	5%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP American Century Select Mid Cap Managed Volatility Fund is $62 and $62 respectively.
LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.895% of the average daily net assets for the Standard Class and 1.245% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
American Century Investment Management, Inc, (“American Century”) are sub-adviser to the Fund and is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays American Century a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$33,420
Legal	5,406
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,070 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$367,203
Distribution fees payable to LFD	172,505
Shareholder servicing fees payable to Lincoln Life	14,294
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $381,540 and securities sales of $1,279,779, which resulted in net realized gains of $147,121.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$272,212,042
Sales	328,170,560
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$481,501,387
Aggregate unrealized appreciation of investments and derivatives	$120,589,176
Aggregate unrealized depreciation of investments and derivatives	(10,049,178)
Net unrealized appreciation of investments and derivatives	$110,539,998
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP American Century Select Mid Cap Managed Volatility Fund–15

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 11,576,250	$ —	$—	$ 11,576,250
Airlines	8,079,881	—	—	8,079,881
Auto Components	8,550,342	2,116,580	—	10,666,922
Automobiles	2,114,945	—	—	2,114,945
Banks	23,239,196	—	—	23,239,196
Beverages	610,057	—	—	610,057
Biotechnology	3,915,767	—	—	3,915,767
Building Products	3,270,952	—	—	3,270,952
Capital Markets	36,119,847	—	—	36,119,847
Chemicals	6,183,033	—	—	6,183,033
Commercial Services & Supplies	2,401,468	—	—	2,401,468
Communications Equipment	13,095,050	—	—	13,095,050
Containers & Packaging	17,256,922	—	—	17,256,922
Electric Utilities	20,496,889	—	—	20,496,889
Electrical Equipment	24,099,802	—	—	24,099,802
Electronic Equipment, Instruments & Components	6,073,421	—	—	6,073,421
Energy Equipment & Services	4,450,282	—	—	4,450,282
Entertainment	2,800,442	—	—	2,800,442
Equity Real Estate Investment Trusts	28,880,528	—	—	28,880,528
Food & Staples Retailing	9,532,055	—	—	9,532,055
Food Products	18,589,048	3,322,378	—	21,911,426
Gas Utilities	7,032,145	—	—	7,032,145
Health Care Equipment & Supplies	31,418,590	—	—	31,418,590
Health Care Providers & Services	40,703,361	—	—	40,703,361
Health Care Technology	12,028,783	—	—	12,028,783
Hotels, Restaurants & Leisure	12,549,872	—	—	12,549,872
Household Products	4,888,007	—	—	4,888,007
Insurance	30,166,164	—	—	30,166,164
Interactive Media & Services	2,504,052	—	—	2,504,052
Internet & Direct Marketing Retail	2,066,630	—	—	2,066,630
IT Services	11,289,603	—	—	11,289,603
Leisure Products	3,415,645	—	—	3,415,645
Life Sciences Tools & Services	7,855,652	—	—	7,855,652
Machinery	13,864,895	—	—	13,864,895
Media	6,025,180	—	—	6,025,180
Multiline Retail	5,585,811	—	—	5,585,811
Multi-Utilities	6,272,681	—	—	6,272,681
Oil, Gas & Consumable Fuels	15,526,626	—	—	15,526,626
Paper & Forest Products	6,202,880	—	—	6,202,880
Professional Services	4,260,339	—	—	4,260,339
Road & Rail	3,429,142	—	—	3,429,142
Semiconductors & Semiconductor Equipment	6,125,063	—	—	6,125,063
Software	28,475,077	—	—	28,475,077
Specialty Retail	12,737,690	—	—	12,737,690
Technology Hardware, Storage & Peripherals	6,110,564	—	—	6,110,564
Textiles, Apparel & Luxury Goods	2,133,402	—	—	2,133,402
Thrifts & Mortgage Finance	1,773,122	—	—	1,773,122
Trading Companies & Distributors	10,423,359	—	—	10,423,359
LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 40,360,640	$ —	$—	$ 40,360,640
Total Investments	$586,561,152	$5,438,958	$—	$592,000,110
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 46,861	$—	$ 46,861
Futures Contracts	$400,324	$ —	$—	$ 400,324
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(363,675)	$—	$(363,675)
Futures Contract	$ (14,026)	$ —	$—	$ (14,026)
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts and Straddle Loss Deferral.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$18,610,147	$2,289,114
Long-term capital gains	—	32,373,046
Return of capital	—	872,235
Total	$18,610,147	$35,534,395
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,925,300
Undistributed long-term capital gains	42,173,053
Other temporary differences	(37,173)
Net unrealized appreciation	110,540,991
Distributable earnings/(accumulated loss)	$154,602,171
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(626,300)	$626,300
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $13,608,304 of capital loss carryforwards.
LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	—	—
Service Class	1,546,632	5,610,163
Shares reinvested:
Standard Class	46	95
Service Class	1,166,076	3,012,722
	2,712,754	8,622,980
Shares redeemed:
Standard Class	—	—
Service Class	(5,276,097)	(5,957,806)
	(5,276,097)	(5,957,806)
Net increase (decrease)	(2,563,343)	2,665,174
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments..
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 46,861	Receivables and other assets net of liabilities	$(363,675)
Futures contracts (Equity contracts)*	Receivables and other assets net of liabilities	364,838	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)*	Receivables and other assets net of liabilities	35,486	Receivables and other assets net of liabilities	(14,026)
Total		$447,185		$(377,701)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,574,336	$ (97,531)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	6,277,064	(324,280)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(152,873)	(9,721)
Total		$7,698,527	$(431,532)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$2,437,570	$33,021,577
Futures contracts (average notional value)	31,467,236	—
LVIP American Century Select Mid Cap Managed Volatility Fund–19

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP American Century Select Mid Cap Managed Volatility Fund–21

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund–22

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and American Century Investment Management, Inc. (“American Century”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by American Century under the subadvisory agreement. The Board reviewed the services provided by American Century, the
LVIP American Century Select Mid Cap Managed Volatility Fund–23

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement (continued)
background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of American Century. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by American Century were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the average fees charged to other proprietary funds advised by American Century. The Board considered that LIAC compensates American Century from its fees and that the subadvisory fee schedules for the Fund were negotiated between LIAC and American Century, which is unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and American Century, which is unaffiliated with LIAC, and that LIAC compensates American Century from its fees. The Board reviewed materials provided by American Century as to any additional benefits it receives and noted American Century’s statement that its relationship with the Fund may enhance its name recognition in the investment community and may enhance its ability to obtain research from broker-dealers or obtaining research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP American Century Select Mid Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP American Century Select Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Century Select Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Century Select Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund–29

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 16.02% (Service Class II shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 18.54%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.
Stock selection within the health care sector was the top driver of additive returns. Compared to the index, weightings in information technology sector firms ASML and Microsoft benefitted the Fund and were among its top contributors to relative returns. The biggest drag on relative returns was PayPal, also in the information technology sector, where returns lagged the market for the year.
On a geographic basis, stocks of companies domiciled in the Netherlands and Japan were among the top contributors to results, while stocks of companies based in Hong Kong and the United States were among the top detractors.
The Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products and services, and whose values are not yet fully reflected in their share prices.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Patrice Collette
Paul Flynn
Jonathan Knowles
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $41,254. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $30,649. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Service Class II Shares
One Year	+ 16.02%
Five Years	+ 19.26%
Ten Years	+ 15.23%
1The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 6.29% (Service Class II shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned 16.10%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.
Stock selection in the utilities sector contributed the most to relative returns. An investment in health care sector firm GW Pharmaceuticals was among the fund’s top individual contributors over the period, as the stock widely outpaced the broader market. On the downside, health care company Haemonetics lagged the broader market and the Fund’s holdings in its stock detracted from returns.
Investments in companies domiciled in India and Taiwan were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.
The Fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. The Fund is supported by an unparalleled global research effort that carefully selects each holding based on careful analysis of companies and substantial interactions with their managements, suppliers and customers. As always, we maintain our commitment to investing for the long term.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Michael Beckwith
Bradford Freer
Harold La
Aidan O'Connell
Renaud Samyn
Gregory Wendt
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,245. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $30,463. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Service Class II Shares
One Year	+ 6.29%
Five Years	+ 15.00%
Ten Years	+ 12.07%

LVIP American Funds–2

LVIP American Global Small Capitalization Fund
2021 Annual Report Commentary (unaudited) (continued)
1The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.
LVIP American Funds–3

LVIP American Growth Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 21.58% (Service Class II shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.
The Fund’s top contributors in relative terms were the consumer discretionary and consumer staples sectors. Investments in Tesla and ASML, both of which outpaced the broader market, were additive to relative results. On the downside, an investment in RingCentral and a lower-than-benchmark position in Nvidia, which outpaced the market, detracted from relative returns.
As both the pandemic and economic growth continue, portfolio managers and analysts are considering whether shortages of supplies and labor will continue to drive both prices and interest rates higher. For growth companies in this environment, the bigger the disconnect between sales and cash flow growth, the more vulnerable the securities. The Fund’s managers and research team will continue to appraise this economic environment in search of attractive opportunities for capital appreciation.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Paul Benjamin
Mark Casey
Irfan Furniturewala
Anne-Marie Peterson
Andraz Razen
Alan Wilson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $58,316. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Service Class II Shares
One Year	+ 21.58%
Five Years	+ 24.98%
Ten Years	+ 19.28%
1 The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American Growth-Income Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 23.69% (Service Class II shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.
Regarding the Fund, investments in the energy and communication services sectors were additive to the fund’s relative returns. Within individual stock selection, a higher-than-index position in information technology firm Broadcom was a top contributor, as the stock outpaced the broader market.
On the downside, information technology and real estate sector investments were a drag on relative returns. An investment in media firm Comcast hindered results as its shares lagged the broader market over the period.
The Fund’s portfolio managers are monitoring several crosscurrents in the investing environment. A further reduction in COVID-19 restrictions would be positive for economic activity in 2022. On the other hand, higher inflation is causing the Fed to plan for interest rate hikes. The Fund’s portfolio managers and analysts will look for good investments that could generate superior long term returns for shareholders.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Donald O'Neal
Keiko McKibben
Charles Ellwein
J. Blair Frank
William Robbins
Carlos Schonfeld
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $40,505. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Service Class II Shares
One Year	+ 23.69%
Five Years	+ 15.99%
Ten Years	+ 15.01%
1 The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–5

LVIP American International Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (1.84)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 7.82%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.
Regarding the Fund, investments in the energy and utilities sectors boosted relative returns. Within individual securities, a higher-than-index position in ABN AMRO Bank was additive to returns as the stock outpaced the wider market. On the downside, some investments within the health care and financials sectors hindered relative returns. Among individual securities, Brazilian cloud technology platform StoneCo was a top detractor as its stock lagged the broader market.
The Fund’s portfolio managers believe that economic growth prospects are strong, particularly in developed markets, despite the continued rise in infection rates of COVID-19 led by the omicron variant. Fund managers note that while emerging markets were hit hard during the pandemic, the worst may be behind them, and economic recovery seems to be progressing well. Counter-balancing optimism for a global economic recovery is the potential for a further rise in inflation, which may dampen the real returns of financial assets. Given this backdrop, the portfolio managers have different views about how to position their portfolios, but as always, within the context of fundamental research behind each decision.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Sung Lee
Renaud Samyn
Nicholas Grace
Jesper Lyckeus
Christopher Thomsen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,058. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,195. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Service Class II Shares
One Year	- 1.84%
Five Years	+ 9.22%
Ten Years	+ 7.73%
1The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The

LVIP American Funds–6

LVIP American International Fund
2021 Annual Report Commentary (unaudited) (continued)
index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
LVIP American Funds–7

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalization Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Service Class II Shares	$1,000.00	$1,041.20	0.61%	$3.14
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.61%	$3.11
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Service Class II Shares	$1,000.00	$961.80	0.65%	$3.21
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.31
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Service Class II Shares	$1,000.00	$1,078.80	0.60%	$3.14
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06

LVIP American Funds–8

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Service Class II Shares	$1,000.00	$1,085.30	0.60%	$3.15
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Service Class II Shares	$1,000.00	$940.20	0.62%	$3.03
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds–9

LVIP American Global Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
✢American Funds Insurance Series®– Global Growth Fund	10,022,149	$ 455,606,898
Total Investment Company (Cost $272,453,294)		455,606,898

TOTAL INVESTMENTS–100.05% (Cost $272,453,294)	455,606,898
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(235,548)
NET ASSETS APPLICABLE TO 14,914,627 SHARES OUTSTANDING–100.00%	$455,371,350
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($455,371,350 / 14,914,627 Shares)	$30.532
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$256,794,294
Distributable earnings/(accumulated loss)	198,577,056
TOTAL NET ASSETS	$455,371,350

✢ Class 1 shares.
★ Includes $62,167 payable for fund shares redeemed, $19,056 other accrued expenses payable and $218,873 due to manager and affiliates as of December 31, 2021.
The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–10

LVIP American Global Small Capitalization Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.07%
Global Equity Fund–100.07%
✢American Funds Insurance Series®– Global Small Capitalization Fund	2,426,600	$ 82,916,912
Total Investment Company (Cost $45,902,238)		82,916,912

TOTAL INVESTMENTS–100.07% (Cost $45,902,238)	82,916,912
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(56,369)
NET ASSETS APPLICABLE TO 4,048,750 SHARES OUTSTANDING–100.00%	$82,860,543
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($82,860,543 / 4,048,750 Shares)	$20.466
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$42,830,119
Distributable earnings/(accumulated loss)	40,030,424
TOTAL NET ASSETS	$82,860,543

✢ Class 1 shares.
★ Includes $2,569 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $8,347 payable for securities purchased, $20,150 payable for fund shares redeemed, $19,633 other accrued expenses payable and $39,780 due to manager and affiliates as of December 31, 2021.
The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–11

LVIP American Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth Fund	13,839,439	$ 1,765,635,582
Total Investment Company (Cost $1,039,762,064)		1,765,635,582

TOTAL INVESTMENTS–100.05% (Cost $1,039,762,064)	1,765,635,582
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(866,381)
NET ASSETS APPLICABLE TO 45,719,244 SHARES OUTSTANDING–100.00%	$1,764,769,201
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($1,764,769,201 / 45,719,244 Shares)	$38.600
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 852,342,853
Distributable earnings/(accumulated loss)	912,426,348
TOTAL NET ASSETS	$1,764,769,201

✢ Class 1 shares.
★ Includes $2,365,083 payable for securities purchased, $178,071 payable for fund shares redeemed, $26,461 other accrued expenses payable and $848,958 due to manager and affiliates as of December 31, 2021.
The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–12

LVIP American Growth-Income Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth-Income Fund	19,761,534	$ 1,330,939,292
Total Investment Company (Cost $889,609,470)		1,330,939,292

TOTAL INVESTMENTS–100.05% (Cost $889,609,470)	1,330,939,292
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(655,994)
NET ASSETS APPLICABLE TO 47,843,480 SHARES OUTSTANDING–100.00%	$1,330,283,298
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($1,330,283,298 / 47,843,480 Shares)	$27.805
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 887,763,811
Distributable earnings/(accumulated loss)	442,519,487
TOTAL NET ASSETS	$1,330,283,298

✢ Class 1 shares.
★ Includes $725,039 payable for securities purchased, $148,825 payable for fund shares redeemed, $24,960 other accrued expenses payable and $637,791 due to manager and affiliates as of December 31, 2021.
The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–13

LVIP American International Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
✢American Funds Insurance Series®– International Fund	13,062,331	$ 296,514,908
Total Investment Company (Cost $231,519,864)		296,514,908

TOTAL INVESTMENTS–100.05% (Cost $231,519,864)	296,514,908
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(159,315)
NET ASSETS APPLICABLE TO 18,403,775 SHARES OUTSTANDING–100.00%	$296,355,593
NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($296,355,593 / 18,403,775 Shares)	$16.103
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$237,116,509
Distributable earnings/(accumulated loss)	59,239,084
TOTAL NET ASSETS	$296,355,593

✢ Class 1 shares.
★ Includes $360,959 payable for securities purchased, $40,792 payable for fund shares redeemed, $19,407 other accrued expenses payable and $141,556 due to manager and affiliates as of December 31, 2021.
The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–14

LVIP American Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,531,861	$ —	$ —	$ —	$ —
Dividends from investment companies	—	—	7,572,583	16,623,596	8,149,571
	2,531,861	—	7,572,583	16,623,596	8,149,571
EXPENSES:
Distribution fees-Service Class II	2,352,875	473,281	8,716,972	6,634,050	1,641,628
Shareholder servicing fees	124,061	24,955	459,622	349,795	86,559
Accounting and administration expenses	70,419	47,310	148,447	122,889	61,935
Professional fees	23,894	19,273	39,761	34,496	22,114
Reports and statements to shareholders	11,984	4,192	31,025	25,594	9,952
Trustees’ fees and expenses	8,895	1,834	32,554	24,898	6,361
Consulting fees	2,570	2,394	3,140	2,970	2,517
Custodian fees	1,774	611	5,722	4,396	1,333
Pricing fees	59	59	59	59	59
Other	7,112	3,298	23,774	20,687	5,410
	2,603,643	577,207	9,461,076	7,219,834	1,837,868
Less:
Expenses reimbursed	—	(17,875)	—	—	—
Total operating expenses	2,603,643	559,332	9,461,076	7,219,834	1,837,868
NET INVESTMENT INCOME (LOSS)	(71,782)	(559,332)	(1,888,493)	9,403,762	6,311,703
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	1,906,679	—	—	—	—
Sale of investment companies	11	3,174,541	8,915,402	2,204,545	1,674,031
Distributions from affiliated investment companies	20,473,714	—	—	—	—
Distributions from unaffiliated investment companies	—	1,893,426	197,786,749	11,473,819	—
Net realized gain	22,380,404	5,067,967	206,702,151	13,678,364	1,674,031
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(142,898,692)	—	—	—	—
Unaffiliated investments	183,153,604	1,068,352	103,056,430	230,564,060	(13,125,774)
Net change in unrealized appreciation (depreciation)	40,254,912	1,068,352	103,056,430	230,564,060	(13,125,774)
NET REALIZED AND UNREALIZED GAIN (LOSS)	62,635,316	6,136,319	309,758,581	244,242,424	(11,451,743)
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$ 62,563,534	$5,576,987	$307,870,088	$253,646,186	$ (5,140,040)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–15

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (71,782)	$ (89,137)	$ (559,332)	$ (317,466)	$ (1,888,493)	$ (689,266)
Net realized gain (loss)	22,380,404	10,748,637	5,067,967	6,757,454	206,702,151	40,044,779
Net change in unrealized appreciation (depreciation)	40,254,912	79,981,394	1,068,352	13,970,276	103,056,430	456,762,275
Net increase (decrease) in net assets resulting from operations	62,563,534	90,640,894	5,576,987	20,410,264	307,870,088	496,117,788
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(11,733,137)	(13,391,378)	(6,315,681)	(4,108,707)	(46,178,759)	(76,884,777)
	(11,733,137)	(13,391,378)	(6,315,681)	(4,108,707)	(46,178,759)	(76,884,777)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	81,478,870	47,204,732	10,515,147	8,196,840	251,927,846	146,675,370
Reinvestment of dividends and distributions:
Service Class II	11,733,137	13,391,378	6,315,681	4,108,707	46,178,759	76,884,777
Cost of shares redeemed:
Service Class II	(73,754,745)	(69,968,859)	(18,081,012)	(19,938,243)	(198,304,248)	(238,540,909)
Increase (decrease) in net assets derived from capital share transactions	19,457,262	(9,372,749)	(1,250,184)	(7,632,696)	99,802,357	(14,980,762)
NET INCREASE (DECREASE) IN NET ASSETS	70,287,659	67,876,767	(1,988,878)	8,668,861	361,493,686	404,252,249
NET ASSETS:
Beginning of year	385,083,691	317,206,924	84,849,421	76,180,560	1,403,275,515	999,023,266
End of year	$455,371,350	$385,083,691	$ 82,860,543	$ 84,849,421	$1,764,769,201	$1,403,275,515
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–16

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 9,403,762	$ 9,514,476	$ 6,311,703	$ 718,321
Net realized gain (loss)	13,678,364	20,999,790	1,674,031	(1,228,236)
Net change in unrealized appreciation (depreciation)	230,564,060	99,276,287	(13,125,774)	38,858,033
Net increase (decrease) in net assets resulting from operations	253,646,186	129,790,553	(5,140,040)	38,348,118
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(32,108,312)	(75,622,312)	(6,396,758)	(6,115,209)
	(32,108,312)	(75,622,312)	(6,396,758)	(6,115,209)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	136,266,769	144,762,160	38,363,431	29,607,253
Reinvestment of dividends and distributions:
Service Class II	32,108,312	75,622,312	6,396,758	6,115,209
Cost of shares redeemed:
Service Class II	(122,988,450)	(87,812,289)	(31,702,047)	(39,197,965)
Increase (decrease) in net assets derived from capital share transactions	45,386,631	132,572,183	13,058,142	(3,475,503)
NET INCREASE (DECREASE) IN NET ASSETS	266,924,505	186,740,424	1,521,344	28,757,406
NET ASSETS:
Beginning of year	1,063,358,793	876,618,369	294,834,249	266,076,843
End of year	$1,330,283,298	$1,063,358,793	$296,355,593	$294,834,249
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–17

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 27.014	$ 21.644	$ 17.109	$ 19.410	$ 15.711
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.005)	(0.006)	0.156	0.075	0.067
Net realized and unrealized gain (loss)	4.345	6.342	5.688	(1.847)	4.747
Total from investment operations	4.340	6.336	5.844	(1.772)	4.814
Less dividends and distributions from:
Net investment income	—	—	(0.251)	(0.138)	(0.058)
Net realized gain	(0.822)	(0.966)	(1.058)	(0.391)	(1.057)
Total dividends and distributions	(0.822)	(0.966)	(1.309)	(0.529)	(1.115)
Net asset value, end of period	$ 30.532	$ 27.014	$ 21.644	$ 17.109	$ 19.410
Total return[2]	16.02%	29.99%	34.78%	(9.39%)	30.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$455,371	$385,084	$317,207	$224,301	$196,465
Ratio of expenses to average net assets[3]	0.61%	0.63%	0.64%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets	(0.02%)	(0.03%)	0.78%	0.38%	0.36%
Portfolio turnover	9%	10%	7%	4%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–18

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 20.741	$ 17.017	$ 13.740	$ 15.561	$ 14.540
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.143)	(0.073)	(0.041)	(0.050)	0.002
Net realized and unrealized gain (loss)	1.557	4.789	4.247	(1.644)	3.541
Total from investment operations	1.414	4.716	4.206	(1.694)	3.543
Less dividends and distributions from:
Net investment income	—	—	(0.230)	(0.107)	(0.002)
Net realized gain	(1.689)	(0.992)	(0.699)	(0.020)	(2.520)
Total dividends and distributions	(1.689)	(0.992)	(0.929)	(0.127)	(2.522)
Net asset value, end of period	$ 20.466	$ 20.741	$ 17.017	$ 13.740	$ 15.561
Total return[2]	6.29%	29.23%	31.02%	(10.90%)	25.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 82,861	$ 84,849	$ 76,181	$ 67,877	$ 78,448
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.73%	0.73%	0.71%	0.70%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.44%)	(0.26%)	(0.31%)	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.67%)	(0.52%)	(0.34%)	(0.37%)	(0.03%)
Portfolio turnover	9%	13%	9%	12%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–19

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 32.636	$ 23.030	$ 19.311	$ 20.735	$ 17.307
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.043)	(0.016)	0.092	0.024	0.036
Net realized and unrealized gain	7.055	11.488	5.586	0.027	4.700
Total from investment operations	7.012	11.472	5.678	0.051	4.736
Less dividends and distributions from:
Net investment income	(0.194)	—	(0.379)	(0.082)	(0.073)
Net realized gain	(0.854)	(1.866)	(1.580)	(1.393)	(1.235)
Total dividends and distributions	(1.048)	(1.866)	(1.959)	(1.475)	(1.308)
Net asset value, end of period	$ 38.600	$ 32.636	$ 23.030	$ 19.311	$ 20.735
Total return[2]	21.58%	51.55%	30.30%	(0.64%)	27.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,764,769	$1,403,276	$999,023	$672,547	$568,127
Ratio of expenses to average net assets[3]	0.60%	0.63%	0.63%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets	(0.12%)	(0.06%)	0.42%	0.11%	0.18%
Portfolio turnover	6%	9%	3%	4%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–20

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 23.052	$ 22.114	$ 18.858	$ 20.367	$ 18.186
Income (loss) from investment operations:
Net investment income[1]	0.202	0.224	0.305	0.253	0.238
Net realized and unrealized gain (loss)	5.239	2.495	4.471	(0.592)	3.659
Total from investment operations	5.441	2.719	4.776	(0.339)	3.897
Less dividends and distributions from:
Net investment income	(0.199)	(0.289)	(0.537)	(0.293)	(0.216)
Net realized gain	(0.489)	(1.492)	(0.983)	(0.877)	(1.500)
Total dividends and distributions	(0.688)	(1.781)	(1.520)	(1.170)	(1.716)
Net asset value, end of period	$ 27.805	$ 23.052	$ 22.114	$ 18.858	$ 20.367
Total return[2]	23.69%	13.14%	25.70%	(2.15%)	21.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,330,283	$1,063,359	$876,618	$593,581	$485,918
Ratio of expenses to average net assets[3]	0.60%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.78%	1.05%	1.44%	1.20%	1.20%
Portfolio turnover	6%	5%	2%	3%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–21

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 16.769	$ 15.125	$ 12.886	$ 15.486	$ 12.634
Income (loss) from investment operations:
Net investment income[1]	0.362	0.040	0.160	0.222	0.141
Net realized and unrealized gain (loss)	(0.672)	1.947	2.697	(2.304)	3.809
Total from investment operations	(0.310)	1.987	2.857	(2.082)	3.950
Less dividends and distributions from:
Net investment income	(0.355)	(0.037)	(0.190)	(0.390)	(0.131)
Net realized gain	(0.001)	(0.306)	(0.428)	(0.128)	(0.967)
Total dividends and distributions	(0.356)	(0.343)	(0.618)	(0.518)	(1.098)
Net asset value, end of period	$ 16.103	$ 16.769	$ 15.125	$ 12.886	$ 15.486
Total return[2]	(1.84%)	13.57%	22.44%	(13.50%)	31.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$296,356	$294,834	$266,077	$ 214,325	$202,007
Ratio of expenses to average net assets[3]	0.62%	0.64%	0.64%	0.63%	0.63%
Ratio of net investment income to average net assets	2.11%	0.29%	1.11%	1.47%	0.96%
Portfolio turnover	7%	8%	8%	4%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–22

LVIP American Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
LVIP American Funds–23

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2021, no advisory fees were charged to the Funds.
LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2022	2023	2024	Total
LVIP American Global Small Capitalization Fund	$40,986	$54,773	$17,875	$ 113,634
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$24,571	$5,031	$90,578	$68,949	$17,393
Legal	3,977	814	14,658	11,159	2,815
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Funds–24

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$7,038	$1,982	$17,008	$14,383	$6,040
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable due from LIAC	$ —	$ 2,569	$ —	$ —	$ —
Distribution fees payable to LFD	207,911	37,788	805,473	605,481	134,466
Printing and mailing fees payable to Lincoln Life	—	—	1,015	385	—
Shareholder servicing fees payable to Lincoln Life	10,962	1,992	42,470	31,925	7,090
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Growth Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
International Equity Fund-0.00%@
×American Funds Insurance Series® – Global Growth Fund	$385,284,587	$68,386,376	$40,225,656	$1,906,679	$(142,898,692)	$—	—	$2,531,861	$20,473,714

@ As a percentage of Net Assets as of December 31, 2021.
× Issuer is no longer an affiliate of the Fund at December 31, 2021.
LVIP American Funds–25

LVIP American Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$68,386,377	$ 7,910,711	$346,174,336	$104,980,481	$33,658,307
Sales	40,225,656	14,144,475	96,474,846	70,694,964	20,684,008
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$279,034,227	$47,589,864	$1,050,909,098	$899,894,408	$238,370,176
Aggregate unrealized appreciation of investments	$176,572,671	$35,327,048	$ 714,726,484	$431,044,884	$ 58,144,732
Aggregate unrealized depreciation of investments	—	—	—	—	—
Net unrealized appreciation of investments	$176,572,671	$35,327,048	$ 714,726,484	$431,044,884	$ 58,144,732
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Investment Companies	$455,606,898	$82,916,912	$1,765,635,582	$1,330,939,292	$296,514,908
LVIP American Funds–26

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2021
Ordinary income	$ 465,467	$ —	$ 8,678,625	$11,782,906	$6,394,872
Long-term capital gains	11,267,670	6,315,681	37,500,134	20,325,406	1,886
Total	$11,733,137	$6,315,681	$46,178,759	$32,108,312	$6,396,758
Year ended December 31, 2020
Ordinary income	$ —	$ —	$ 3,182,819	$12,076,723	$ 647,948
Long-term capital gains	13,391,378	4,108,707	73,701,958	63,545,589	5,467,261
Total	$13,391,378	$4,108,707	$76,884,777	$75,622,312	$6,115,209
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed ordinary income	$ 37,296	$ —	$ 2	$ 783	$ —
Undistributed long-term capital gains	21,967,089	4,703,376	197,699,862	11,473,819	1,094,354
Other temporary differences	—	—	—	1	(2)
Net unrealized appreciation	176,572,671	35,327,048	714,726,484	431,044,884	58,144,732
Distributable earnings/(accumulated loss)	$198,577,056	$40,030,424	$912,426,348	$442,519,487	$59,239,084
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, American Global Small Capitalization Fund has a permanent difference of (323,206) PIC due to net operating loss.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
In 2021, the Funds had utilized the following capital loss carryforward:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Capital loss carryforward utilized	$—	$—	$—	$—	$328,287
LVIP American Funds–27

LVIP American Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Service Class II	2,781,087	2,114,165	487,998	532,197	7,008,945	5,846,622
Shares reinvested:
Service Class II	378,582	574,811	288,743	249,143	1,225,766	2,852,274
	3,159,669	2,688,976	776,741	781,340	8,234,711	8,698,896
Shares redeemed:
Service Class II	(2,500,088)	(3,089,719)	(818,830)	(1,167,346)	(5,513,878)	(9,080,390)
Net increase (decrease)	659,581	(400,743)	(42,089)	(386,006)	2,720,833	(381,494)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Service Class II	5,317,717	7,051,253	2,267,201	2,314,851
Shares reinvested:
Service Class II	1,181,089	3,582,003	397,915	434,154
	6,498,806	10,633,256	2,665,116	2,749,005
Shares redeemed:
Service Class II	(4,784,474)	(4,144,564)	(1,843,912)	(2,757,918)
Net increase (decrease)	1,714,332	6,488,692	821,204	(8,913)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP American Funds–28

LVIP American Funds
Notes to Financial Statements (continued)
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Funds–29

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP American Funds–30

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invest all of their assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five-, and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and above the return of Morningstar
LVIP American Funds–31

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board considered LIAC’s view that underperformance for the one-, three- and five-year periods was due, in part, to the Fund’s allocation to non-U.S. stocks and overweight allocation to cash for periods greater than one year. The Board noted LIAC’s view that it remains comfortable with the Fund and its ability to meet its performance objective going forward. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the benchmark index and the Morningstar peer group median for the one- and three-year periods and below the return of the Morningstar peer group median and above the benchmark index for the five- and ten-year periods. The Board considered LIAC’s view that underperformance for the one- and three-year periods was primarily due to negative stock selection in Industrials and an underweight to Information Technology compared to peers. The Board also noted LIAC’s view that performance was consistent with expectations for a non-US equity fund with a lower growth bias than peers. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large–Stock Growth funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and the benchmark index for the one-year period and below the Morningstar peer group median and above the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and that LIAC had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2022. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class II shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP American Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP American Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds–37

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned 9.36% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Balanced Blended Composite1, returned 8.88% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The LVIP American Global Growth Allocation Managed Risk Fund returned 11.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Growth Blended Composite3, returned 12.56% and its broad-based benchmark index, the Russell 1000 Index4, returned 26.45%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP American Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, domestic equity markets broadly outperformed developed non-US and emerging market equities. The broad fixed income markets were largely negative for the year, however high yield and treasury inflation protected securities were sectors that posted positive results. Within the LVIP American Global Allocation Managed Risk Funds, equity results were broadly positive on an absolute basis, however the domestic and non-US equity portions of the Funds detracted from overall Fund results on a relative basis as they underperformed their respective equity indexes within the composite benchmarks for the year. The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds generally contributed to returns in 2021 as the majority of the underlying funds outperformed the fixed income index component of the Funds’ composite benchmark.
Despite elevated volatility of the stock market, the risk management overlay of the LVIP American Global Allocation Managed Risk Funds had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,195 for the Standard Class shares and to $18,549 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $21,119 and $13,313, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 9.36%
Five Years	+ 8.77%
Inception (3/16/12)	+ 6.88%
Service Class Shares
One Year	+ 8.97%
Five Years	+ 8.39%
Inception (3/16/12)	+ 6.51%
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,272 for the Standard Class shares and to $19,592 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $24,319 and $41,057, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.17%
Five Years	+ 10.16%
Inception (3/16/12)	+ 7.48%
Service Class Shares
One Year	+ 10.78%
Five Years	+ 9.78%
Inception (3/16/12)	+ 7.11%
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited) (continued)
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index
4. Russell 1000 Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,030.30	0.29%	$1.48
Service Class Shares	1,000.00	1,028.50	0.64%	3.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.00	0.64%	3.26
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,030.10	0.29%	$1.48
Service Class Shares	1,000.00	1,028.30	0.64%	3.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.91%
Investment Company	3.91%
Fixed Income Fund	3.91%
Unaffiliated Investments	95.99%
Investment Companies	95.99%
Asset Allocation Fund	15.01%
Equity Funds	25.52%
Fixed Income Funds	37.98%
Global Equity Funds	4.30%
Global Fixed Income Fund	1.96%
International Equity Funds	8.73%
Money Market Fund	2.49%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.95%
Investment Company	2.95%
Fixed Income Fund	2.95%
Unaffiliated Investments	96.94%
Investment Companies	96.94%
Asset Allocation Fund	11.10%
Equity Funds	33.37%
Fixed Income Funds	22.42%
Global Equity Funds	8.06%
International Equity Funds	19.43%
Money Market Fund	2.56%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.91%
INVESTMENT COMPANY–3.91%
Fixed Income Fund–3.91%
✢American Funds Insurance Series®– Mortgage Fund	6,269,322	$ 66,642,899
Total Affiliated Investment (Cost $65,861,639)		66,642,899

UNAFFILIATED INVESTMENTS–95.99%
INVESTMENT COMPANIES–95.99%
Asset Allocation Fund–15.01%
✧American Funds®– Capital Income Builder	3,650,290	256,031,325
		256,031,325
Equity Funds–25.52%
✧American Funds®– American Mutual Fund	2,902,453	154,294,380
✢American Funds Insurance Series®-
Growth Fund	1,263,489	161,195,984
Growth-Income Fund	1,778,106	119,755,455
		435,245,819
Fixed Income Funds–37.98%
✧American Funds®-
High-Income Trust	3,185,621	33,512,735
Intermediate Bond Fund of America	10,302,218	141,449,456
✢American Funds Insurance Series®-
Bond Fund	38,455,695	431,088,341
U.S. Government/AAA-Rated Securities Fund	3,573,524	41,703,021
		647,753,553
Global Equity Funds–4.30%
✢American Funds Insurance Series®-
Global Growth & Income Fund	903,162	16,636,249
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds (continued)
✢American Funds Insurance Series®- (continued)
Global Small Capitalization Fund	1,660,539	$ 56,740,604
		73,376,853
Global Fixed Income Fund–1.96%
✢American Funds Insurance Series®– Global Bond Fund	2,830,785	33,374,950
		33,374,950
International Equity Funds–8.73%
✧American Funds®-
New Perspective Fund	736,757	48,957,482
New World Fund	463,864	39,878,356
✢American Funds Insurance Series®– International Fund	2,646,359	60,072,361
		148,908,199
Money Market Fund–2.49%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	42,453,477	42,453,477
		42,453,477
Total Unaffiliated Investments (Cost $1,314,728,917)		1,637,144,176

TOTAL INVESTMENTS–99.90% (Cost $1,380,590,556)	1,703,787,075
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	1,760,781
NET ASSETS APPLICABLE TO 129,766,282 SHARES OUTSTANDING–100.00%	$1,705,547,856
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND STANDARD CLASS ($3,622,871 / 275,511 Shares)	$13.150
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND SERVICE CLASS ($1,701,924,985 / 129,490,771 Shares)	$13.143
LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,323,751,129
Distributable earnings/(accumulated loss)	381,796,727
TOTAL NET ASSETS	$1,705,547,856

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $2,592,978 cash collateral held at broker for futures contracts, $394,154 payable for securities purchased, $289,518 payable for fund shares redeemed, $38,844 other accrued expenses payable, $891,842 due to manager and affiliates and $83,794 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
10	Australian Dollar	$ 727,800	$ 712,708	3/14/22	$ 15,092	$ —
19	British Pound	1,606,806	1,573,809	3/14/22	32,997	—
31	Euro	4,418,469	4,383,619	3/14/22	34,850	—
19	Japanese Yen	2,065,775	2,096,071	3/14/22	—	(30,296)
1	Swedish Krona	221,420	220,921	3/14/22	499	—
					83,438	(30,296)
Equity Contracts:
63	E-mini MSCI Emerging Markets Index	3,862,845	3,896,912	3/18/22	—	(34,067)
8	E-mini Russell 2000 Index	897,120	886,206	3/18/22	10,914	—
110	E-mini S&P 500 Index	26,171,750	25,628,982	3/18/22	542,768	—
15	E-mini S&P MidCap 400 Index	4,256,550	4,156,586	3/18/22	99,964	—
95	Euro STOXX 50 Index	4,637,251	4,513,205	3/18/22	124,046	—
19	FTSE 100 Index	1,883,546	1,851,155	3/18/22	32,391	—
13	OMXS 30 Index	348,047	330,172	1/21/22	17,875	—
6	SPI 200 Index	801,796	798,199	3/17/22	3,597	—
13	TOPIX Index	2,251,239	2,195,313	3/10/22	55,926	—
					887,481	(34,067)
Total Futures Contracts					$970,919	$(64,363)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–2.95%
INVESTMENT COMPANY–2.95%
Fixed Income Fund–2.95%
✢American Funds Insurance Series®– Mortgage Fund	9,500,037	$ 100,985,389
Total Affiliated Investment (Cost $100,125,632)		100,985,389

UNAFFILIATED INVESTMENTS–96.94%
INVESTMENT COMPANIES–96.94%
Asset Allocation Fund–11.10%
✧American Funds®– Capital Income Builder	5,408,491	379,351,540
		379,351,540
Equity Funds–33.37%
✧American Funds®– American Mutual Fund	7,167,580	381,028,535
✢American Funds Insurance Series®-
Growth Fund	3,063,745	390,872,613
Growth-Income Fund	5,479,156	369,021,175
		1,140,922,323
Fixed Income Funds–22.42%
✧American Funds®-
Bond Fund of America	37,154,192	497,494,626
Intermediate Bond Fund of America	16,407,082	225,269,236
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	3,754,432	43,814,221
		766,578,083
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds–8.06%
✢American Funds Insurance Series®-
Global Growth & Income Fund	3,649,787	$ 67,229,086
Global Small Capitalization Fund	6,095,217	208,273,565
		275,502,651
International Equity Funds–19.43%
✧American Funds®– New Perspective Fund	2,481,192	164,875,213
✢American Funds Insurance Series®-
International Fund	14,186,483	322,033,173
New World Fund	5,569,182	177,267,062
		664,175,448
Money Market Fund–2.56%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	87,701,086	87,701,086
		87,701,086
Total Unaffiliated Investments (Cost $2,450,789,812)		3,314,231,131

TOTAL INVESTMENTS–99.89% (Cost $2,550,915,444)	3,415,216,520
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	3,629,860
NET ASSETS APPLICABLE TO 237,211,707 SHARES OUTSTANDING–100.00%	$3,418,846,380
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND STANDARD CLASS ($1,120,400 / 77,692 Shares)	$14.421
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND SERVICE CLASS ($3,417,725,980 / 237,134,015 Shares)	$14.413
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,452,417,539
Distributable earnings/(accumulated loss)	966,428,841
TOTAL NET ASSETS	$3,418,846,380

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets (continued)

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $6,320,625 cash collateral held at broker for futures contracts, $3,277,536 payable for securities purchased, $1,123,684 payable for fund shares redeemed, $47,169 other accrued expenses payable, $1,797,537 due to manager and affiliates and $221,496 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
23	Australian Dollar	$ 1,673,940	$ 1,639,366	3/14/22	$ 34,574	$ —
49	British Pound	4,143,869	4,058,772	3/14/22	85,097	—
72	Euro	10,262,250	10,181,308	3/14/22	80,942	—
48	Japanese Yen	5,218,800	5,295,638	3/14/22	—	(76,838)
3	Swedish Krona	664,260	662,762	3/14/22	1,498	—
					202,111	(76,838)
Equity Contracts:
247	E-mini MSCI Emerging Markets Index	15,144,805	15,278,370	3/18/22	—	(133,565)
24	E-mini Russell 2000 Index	2,691,360	2,658,618	3/18/22	32,742	—
243	E-mini S&P 500 Index	57,815,775	56,616,752	3/18/22	1,199,023	—
35	E-mini S&P MidCap 400 Index	9,931,950	9,698,701	3/18/22	233,249	—
230	Euro STOXX 50 Index	11,227,029	10,926,708	3/18/22	300,321	—
43	FTSE 100 Index	4,262,762	4,189,456	3/18/22	73,306	—
29	OMXS 30 Index	776,413	736,537	1/21/22	39,876	—
14	SPI 200 Index	1,870,859	1,861,955	3/17/22	8,904	—
29	TOPIX Index	5,021,994	4,894,715	3/10/22	127,279	—
					2,014,700	(133,565)
Total Futures Contracts					$2,216,811	$(210,403)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 28,887,102	$ 53,028,480
Dividends from affiliated investments	477,037	719,862
	29,364,139	53,748,342
EXPENSES:
Distribution fees-Service Class	6,081,704	12,205,012
Management fees	4,349,811	8,720,523
Shareholder servicing fees	504,578	1,011,581
Accounting and administration expenses	183,692	304,311
Professional fees	48,488	71,125
Trustees’ fees and expenses	37,038	74,114
Reports and statements to shareholders	27,702	49,686
Custodian fees	12,916	20,015
Consulting fees	3,978	4,918
Pricing fees	1,742	1,476
Other	35,500	64,711
	11,287,149	22,527,472
Less:
Management fees waived	(173,992)	(174,411)
Total operating expenses	11,113,157	22,353,061
NET INVESTMENT INCOME	18,250,982	31,395,281
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(242,545)	(407,427)
Sale of unaffiliated investments	44,244,305	109,071,093
Distributions from affiliated investment companies	2,247,990	3,367,535
Distributions from unaffiliated investment companies	57,493,934	98,186,079
Futures contracts	8,655,194	16,023,309
Net realized gain	112,398,878	226,240,589
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(2,699,413)	(4,001,966)
Unaffiliated investments	21,582,534	104,119,475
Foreign currencies	(20,354)	(46,829)
Futures contracts	(115,548)	(443,408)
Net change in unrealized appreciation (depreciation)	18,747,219	99,627,272
NET REALIZED AND UNREALIZED GAIN	131,146,097	325,867,861
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,397,079	$357,263,142
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,250,982	$ 22,712,505	$ 31,395,281	$ 29,859,539
Net realized gain (loss)	112,398,878	(16,768,084)	226,240,589	(65,059,226)
Net change in unrealized appreciation (depreciation)	18,747,219	147,392,424	99,627,272	363,196,967
Net increase in net assets resulting from operations	149,397,079	153,336,845	357,263,142	327,997,280
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(97,768)	(35,416)	(23,543)	(34,229)
Service Class	(40,574,522)	(71,873,954)	(60,317,240)	(104,884,245)
	(40,672,290)	(71,909,370)	(60,340,783)	(104,918,474)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,406,550	775,100	84,444	5,993
Service Class	32,715,174	24,903,116	35,330,521	34,995,653
Reinvestment of dividends and distributions:
Standard Class	97,768	35,416	23,543	34,229
Service Class	40,574,522	71,873,954	60,317,240	104,884,245
	75,794,014	97,587,586	95,755,748	139,920,120
Cost of shares redeemed:
Standard Class	(227,865)	(19,251)	(107,874)	(55,391)
Service Class	(221,108,242)	(207,609,020)	(437,058,260)	(407,339,440)
	(221,336,107)	(207,628,271)	(437,166,134)	(407,394,831)
Decrease in net assets derived from capital share transactions	(145,542,093)	(110,040,685)	(341,410,386)	(267,474,711)
NET DECREASE IN NET ASSETS	(36,817,304)	(28,613,210)	(44,488,027)	(44,395,905)
NET ASSETS:
Beginning of year	1,742,365,160	1,770,978,370	3,463,334,407	3,507,730,312
End of year	$1,705,547,856	$1,742,365,160	$3,418,846,380	$3,463,334,407
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.362	$ 11.761	$ 11.010	$ 11.817	$ 10.770
Income (loss) from investment operations:
Net investment income[1]	0.183	0.200	0.247	0.224	0.202
Net realized and unrealized gain (loss)	0.973	0.959	1.522	(0.578)	1.099
Total from investment operations	1.156	1.159	1.769	(0.354)	1.301
Less dividends and distributions from:
Net investment income	(0.368)	(0.225)	(0.295)	(0.234)	(0.254)
Net realized gain	—	(0.333)	(0.723)	(0.219)	—
Total dividends and distributions	(0.368)	(0.558)	(1.018)	(0.453)	(0.254)
Net asset value, end of period	$ 13.150	$ 12.362	$ 11.761	$ 11.010	$ 11.817
Total return[2]	9.36%	10.10%	16.35%	(3.06%)	12.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,623	$ 1,272	$ 450	$ 414	$ 727
Ratio of expenses to average net assets[3]	0.29%	0.30%	0.30%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.30%	0.30%	0.29%
Ratio of net investment income to average net assets	1.40%	1.70%	2.10%	1.90%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.69%	2.10%	1.90%	1.76%
Portfolio turnover	12%	19%	9%	27%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.355	$ 11.758	$ 11.009	$ 11.812	$ 10.767
Income (loss) from investment operations:
Net investment income[1]	0.136	0.158	0.206	0.182	0.161
Net realized and unrealized gain (loss)	0.972	0.955	1.519	(0.575)	1.098
Total from investment operations	1.108	1.113	1.725	(0.393)	1.259
Less dividends and distributions from:
Net investment income	(0.320)	(0.183)	(0.253)	(0.191)	(0.214)
Net realized gain	—	(0.333)	(0.723)	(0.219)	—
Total dividends and distributions	(0.320)	(0.516)	(0.976)	(0.410)	(0.214)
Net asset value, end of period	$ 13.143	$ 12.355	$ 11.758	$ 11.009	$ 11.812
Total return[2]	8.97%	9.70%	15.95%	(3.39%)	11.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,701,925	$1,741,094	$1,770,529	$1,709,482	$1,951,706
Ratio of expenses to average net assets[3]	0.64%	0.65%	0.65%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.66%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.05%	1.35%	1.75%	1.55%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	1.34%	1.75%	1.55%	1.41%
Portfolio turnover	12%	19%	9%	27%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.250	$ 12.374	$ 11.692	$ 12.594	$ 10.967
Income (loss) from investment operations:
Net investment income[1]	0.177	0.154	0.214	0.179	0.177
Net realized and unrealized gain (loss)	1.303	1.168	1.756	(0.666)	1.662
Total from investment operations	1.480	1.322	1.970	(0.487)	1.839
Less dividends and distributions from:
Net investment income	(0.309)	(0.189)	(0.249)	(0.196)	(0.212)
Net realized gain	—	(0.257)	(1.039)	(0.219)	—
Total dividends and distributions	(0.309)	(0.446)	(1.288)	(0.415)	(0.212)
Net asset value, end of period	$ 14.421	$ 13.250	$ 12.374	$ 11.692	$ 12.594
Total return[2]	11.17%	10.89%	17.37%	(3.96%)	16.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,120	$ 1,033	$ 979	$ 856	$ 897
Ratio of expenses to average net assets[3]	0.29%	0.30%	0.30%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.29%
Ratio of net investment income to average net assets	1.25%	1.25%	1.73%	1.43%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.25%	1.73%	1.43%	1.49%
Portfolio turnover	13%	22%	10%	47%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.242	$ 12.369	$ 11.691	$ 12.589	$ 10.965
Income (loss) from investment operations:
Net investment income[1]	0.127	0.111	0.171	0.137	0.135
Net realized and unrealized gain (loss)	1.300	1.163	1.752	(0.666)	1.659
Total from investment operations	1.427	1.274	1.923	(0.529)	1.794
Less dividends and distributions from:
Net investment income	(0.256)	(0.144)	(0.206)	(0.150)	(0.170)
Net realized gain	—	(0.257)	(1.039)	(0.219)	—
Total dividends and distributions	(0.256)	(0.401)	(1.245)	(0.369)	(0.170)
Net asset value, end of period	$ 14.413	$ 13.242	$ 12.369	$ 11.691	$ 12.589
Total return[2]	10.78%	10.51%	16.96%	(4.30%)	16.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,417,726	$3,462,302	$3,506,751	$3,345,158	$3,798,539
Ratio of expenses to average net assets[3]	0.64%	0.65%	0.65%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	0.90%	0.90%	1.38%	1.08%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.89%	0.90%	1.38%	1.08%	1.14%
Portfolio turnover	13%	22%	10%	47%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
0.01%	0.005%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$101,558	$203,465
Legal	16,424	32,906
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$12,269	$20,266
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$345,463	$ 703,871
Distribution fees payable to LFD	502,738	1,005,202
Printing and mailing fees payable to Lincoln Life	1,898	5,149
Shareholder servicing fees payable to Lincoln Life	41,743	83,315
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.91%@
Fixed Income Fund-3.91%@
✢American Funds Insurance Series® – Mortgage Fund	$65,782,598	$11,484,439	$7,682,180	$(242,545)	$(2,699,413)	$66,642,899	6,269,322	$477,037	$2,247,990

@ As a percentage of Net Assets as of December 31, 2021.
✢ Class 1 shares.
LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-2.95%@
Fixed Income Fund-2.95%@
✢American Funds Insurance Series® – Mortgage Fund	$96,697,699	$20,914,173	$12,217,090	$(407,427)	$(4,001,966)	$100,985,389	9,500,037	$719,862	$3,367,535

@ As a percentage of Net Assets as of December 31, 2021.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$210,887,948	$455,147,878
Sales	313,894,283	710,490,208
LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,398,640,408	$2,594,411,047
Aggregate unrealized appreciation of investments and derivatives	$ 306,587,398	$ 822,895,556
Aggregate unrealized depreciation of investments and derivatives	(1,363,332)	(1,914,025)
Net unrealized appreciation of investments and derivatives	$ 305,224,066	$ 820,981,531
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$ 66,642,899	$ 100,985,389
Unaffiliated Investment Companies	1,637,144,176	3,314,231,131
Total Investments	$1,703,787,075	$3,415,216,520
Derivatives:
Assets:
Futures Contracts	$ 970,919	$ 2,216,811
Derivatives:
Liabilities:
Futures Contracts	$ (64,363)	$ (210,403)
LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2021
Ordinary income	$36,080,750	$ 49,032,317
Long-term capital gains	4,591,540	11,308,466
Total	$40,672,290	$ 60,340,783
Year ended December 31, 2020
Ordinary income	$25,424,497	$ 37,399,530
Long-term capital gains	46,484,873	67,518,944
Total	$71,909,370	$104,918,474
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Undistributed long-term capital gains	$ 76,625,515	$145,567,847
Other temporary differences	(55,927)	(130,827)
Net unrealized appreciation	305,227,139	820,991,821
Distributable earnings/(accumulated loss)	$381,796,727	$966,428,841
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
In 2021, the Funds had utilized the following capital loss carryforward:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Capital loss carryforward utilized	$17,168,126	$60,611,219
LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	182,510	63,278	6,045	493
Service Class	2,514,425	2,126,878	2,539,774	2,893,309
Shares reinvested:
Standard Class	7,430	2,942	1,631	2,710
Service Class	3,084,753	6,087,670	4,181,737	8,361,419
	5,789,118	8,280,768	6,729,187	11,257,931
Shares redeemed:
Standard Class	(17,292)	(1,599)	(7,933)	(4,404)
Service Class	(17,024,911)	(17,882,090)	(31,051,092)	(33,311,865)
	(17,042,203)	(17,883,689)	(31,059,025)	(33,316,269)
Net decrease	(11,253,085)	(9,602,921)	(24,329,838)	(22,058,338)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, to hedge currency risks associated with the Fund's investments.
LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$887,481	Receivables and other assets net of liabilities	$(34,067)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	83,438	Receivables and other assets net of liabilities	(30,296)
Total		$970,919		$(64,363)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$9,143,330	$ (54,570)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(488,136)	(60,978)
Total		$8,655,194	$(115,548)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,014,700	Receivables and other assets net of liabilities	$(133,565)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	202,111	Receivables and other assets net of liabilities	(76,838)
Total		$2,216,811		$(210,403)
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$17,455,390	$(279,018)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,195,868)	(164,390)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(236,213)	—
Total		$16,023,309	$(443,408)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2021.
Long Derivative Volume
Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$ 53,150,185
LVIP American Global Growth Allocation Managed Risk Fund	126,889,712
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by LIAC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP American Global Balanced Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Balanced Blended Composite, and a risk-controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP American Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group of information funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite, and a risk-controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
LVIP American Global Allocation Managed Risk Funds–27

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Global Allocation Managed Risk Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Global Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds–33

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Preservation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (0.52%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned (0.47%).
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The Fund operates under a fund of funds structure, investing all its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in US and foreign investment grade fixed income securities, with modest off-benchmark high yield exposure. Over the one-year period ended December 31, 2021, the Fund’s longer duration positioning versus the benchmark detracted from performance, as interest rates increased. Additionally, the Fund’s underweight to corporate securities negatively impacted performance as credit spreads narrowed, supported by solid fundamentals and strong investor demand. However, the Fund’s overweight to asset-backed securities and collateralized mortgage-backed securities sectors benefited performance.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 8/29/12 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,701 for the Standard Class shares and to $11,327 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,371. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 0.52%
Five Years	+ 2.42%
Inception (8/29/12)	+ 1.70%
Service Class Shares
One Year	- 0.86%
Five Years	+ 2.07%
Inception (8/29/12)	+ 1.34%
1.The Bloomberg U.S. Government/Credit 1-3 Year Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

LVIP American Preservation Fund–1

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$998.90	0.20%	$1.01
Service Class Shares	1,000.00	997.10	0.55%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–2

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	4.01%
Investment Company	4.01%
Fixed Income Fund	4.01%
Unaffiliated Investments	96.05%
Investment Companies	96.05%
Fixed Income Funds	86.04%
Global Fixed Income Fund	3.01%
Money Market Fund	7.00%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
LVIP American Preservation Fund–3

LVIP American Preservation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–4.01%
INVESTMENT COMPANY–4.01%
Fixed Income Fund–4.01%
✢American Funds Insurance Series®– Mortgage Fund	2,939,692	$ 31,248,923
Total Affiliated Investment (Cost $30,655,805)		31,248,923

UNAFFILIATED INVESTMENTS–96.05%
INVESTMENT COMPANIES–96.05%
Fixed Income Funds–86.04%
✧American Funds®-
Bond Fund of America	1,171,637	15,688,224
Intermediate Bond Fund of America	13,071,222	179,467,876
Short Term Bond Fund of America	35,182,251	350,415,226
✢American Funds Insurance Series®-
Bond Fund	2,795,750	31,340,360
High-Income Bond Fund	2,308,219	23,520,749
U.S. Government/AAA-Rated Securities Fund	6,032,369	70,397,742
		670,830,177
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–3.01%
✢American Funds Insurance Series®– Global Bond Fund	1,991,021	$ 23,474,144
		23,474,144
Money Market Fund–7.00%
✧American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 0.03%)	54,597,090	54,597,090
		54,597,090
Total Unaffiliated Investments (Cost $741,636,917)		748,901,411

TOTAL INVESTMENTS–100.06% (Cost $772,292,722)	780,150,334
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(457,604)
NET ASSETS APPLICABLE TO 77,965,890 SHARES OUTSTANDING–100.00%	$779,692,730
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($351,739 / 35,171 Shares)	$10.001
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($779,340,991 / 77,930,719 Shares)	$10.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$776,255,358
Distributable earnings/(accumulated loss)	3,437,372
TOTAL NET ASSETS	$779,692,730

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $743,372 payable for securities purchased, $105,176 payable for fund shares redeemed, $27,310 other accrued expenses payable, $351,878 due to manager and affiliates and $145,206 due to custodian as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–4

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 8,533,548
Dividends from affiliated investments	224,294
8,757,842
EXPENSES:
Distribution fees-Service Class	2,805,398
Management fees	2,004,795
Shareholder servicing fees	232,556
Accounting and administration expenses	102,710
Professional fees	31,757
Custodian fees	19,173
Trustees’ fees and expenses	17,112
Reports and statements to shareholders	16,017
Consulting fees	2,843
Pricing fees	386
Other	9,432
5,242,179
Less:
Management fees waived	(801,918)
Total operating expenses	4,440,261
NET INVESTMENT INCOME	4,317,581
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(114,933)
Sale of unaffiliated investments	(2,029,202)
Distributions from affiliated investment companies	1,074,472
Distributions from unaffiliated investment companies	8,313,358
Net realized gain	7,243,695
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(1,286,822)
Unaffiliated investments	(17,275,187)
Net change in unrealized appreciation (depreciation)	(18,562,009)
NET REALIZED AND UNREALIZED LOSS	(11,318,314)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (7,000,733)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,317,581	$ 8,775,135
Net realized gain	7,243,695	9,482,552
Net change in unrealized appreciation (depreciation)	(18,562,009)	20,386,339
Net increase (decrease) in net assets resulting from operations	(7,000,733)	38,644,026
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,247)	(10,550)
Service Class	(17,435,097)	(9,993,108)
	(17,442,344)	(10,003,658)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	100,805	545,911
Service Class	205,131,393	293,978,024
Reinvestment of dividends and distributions:
Standard Class	7,247	10,550
Service Class	17,435,097	9,993,108
	222,674,542	304,527,593
Cost of shares redeemed:
Standard Class	(417,976)	(118,366)
Service Class	(221,789,027)	(204,690,086)
	(222,207,003)	(204,808,452)
Increase in net assets derived from capital share transactions	467,539	99,719,141
NET INCREASE (DECREASE) IN NET ASSETS	(23,975,538)	128,359,509
NET ASSETS:
Beginning of year	803,668,268	675,308,759
End of year	$ 779,692,730	$ 803,668,268
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–5

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.316	$ 9.904	$ 9.699	$ 9.798	$ 9.785
Income (loss) from investment operations:
Net investment income[1]	0.091	0.158	0.215	0.189	0.139
Net realized and unrealized gain (loss)	(0.144)	0.418	0.213	(0.106)	0.026
Total from investment operations	(0.053)	0.576	0.428	0.083	0.165
Less dividends and distributions from:
Net investment income	(0.262)	(0.164)	(0.223)	(0.182)	(0.152)
Total dividends and distributions	(0.262)	(0.164)	(0.223)	(0.182)	(0.152)
Net asset value, end of period	$ 10.001	$ 10.316	$ 9.904	$ 9.699	$ 9.798
Total return[2]	(0.52%)	5.82%	4.41%	0.85%	1.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 352	$ 672	$ 222	$ 187	$ 128
Ratio of expenses to average net assets[3]	0.20%	0.21%	0.21%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	0.89%	1.53%	2.16%	1.94%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.79%	1.43%	2.06%	1.84%	1.30%
Portfolio turnover	15%	13%	22%	21%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–6

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.314	$ 9.906	$ 9.700	$ 9.798	$ 9.786
Income (loss) from investment operations:
Net investment income[1]	0.055	0.121	0.180	0.155	0.104
Net realized and unrealized gain (loss)	(0.143)	0.417	0.214	(0.106)	0.026
Total from investment operations	(0.088)	0.538	0.394	0.049	0.130
Less dividends and distributions from:
Net investment income	(0.226)	(0.130)	(0.188)	(0.147)	(0.118)
Total dividends and distributions	(0.226)	(0.130)	(0.188)	(0.147)	(0.118)
Net asset value, end of period	$ 10.000	$ 10.314	$ 9.906	$ 9.700	$ 9.798
Total return[2]	(0.86%)	5.44%	4.06%	0.51%	1.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$779,341	$802,996	$675,087	$662,105	$663,606
Ratio of expenses to average net assets[3]	0.55%	0.56%	0.56%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.66%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	0.54%	1.18%	1.81%	1.59%	1.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.44%	1.08%	1.71%	1.49%	0.95%
Portfolio turnover	15%	13%	22%	21%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–7

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LVIP American Preservation Fund–8

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$46,807
Legal	7,570
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,119 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 99,760
Distribution fees payable to LFD	232,686
Printing and mailing fees payable to Lincoln Life	145
Shareholder servicing fees payable to Lincoln Life	19,287
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-4.01%@
Fixed Income Fund-4.01%@
✢American Funds Insurance Series® – Mortgage Fund	$32,067,058	$5,217,200	$4,633,580	$(114,933)	$(1,286,822)	$31,248,923	2,939,692	$224,294	$1,074,472

@ As a percentage of Net Assets as of December 31, 2021.
✢ Class 1 shares.
LVIP American Preservation Fund–9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$116,659,980
Sales	119,520,818
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$778,449,398
Aggregate unrealized appreciation of investments	$ 4,032,177
Aggregate unrealized depreciation of investments	(2,331,241)
Net unrealized appreciation of investments	$ 1,700,936
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 31,248,923	$—	$—	$ 31,248,923
Unaffiliated Investment Companies	748,901,411	—	—	748,901,411
Total Investments	$780,150,334	$—	$—	$780,150,334
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$17,430,449	$10,003,658
Long-term capital gains	11,895	—
Total	$17,442,344	$10,003,658
LVIP American Preservation Fund–10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$1,736,436
Net unrealized appreciation	1,700,936
Distributable earnings/(accumulated loss)	$3,437,372
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $ 836,971 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	10,004	53,250
Service Class	20,017,952	28,741,069
Shares reinvested:
Standard Class	719	1,023
Service Class	1,729,863	969,136
	21,758,538	29,764,478
Shares redeemed:
Standard Class	(40,733)	(11,505)
Service Class	(21,669,832)	(20,008,978)
	(21,710,565)	(20,020,483)
Net increase	47,973	9,743,995
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP American Preservation Fund–11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund–12

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP American Preservation Fund–13

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Government/Credit 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one- and five-year periods and above the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022. The Board noted that the net investment management fee for the LVIP American Preservation Fund, giving effect to the advisory fee waiver, was lower than the median net investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP American Preservation Fund–14

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Preservation Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Preservation Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund–20

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BAMCO, Inc.
The Fund returned 19.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2000® Growth Index1, returned 2.83%.
The U.S. stock market rose relatively steadily during 2021, buoyed by COVID-19 vaccines, strong corporate earnings, and robust consumer demand. While the distribution of vaccines and lifting of lockdowns kicked off an economic rebound at the start of the year, the subsequent emergence of new variants slowed the recovery. Investors largely shrugged off concerns around labor shortages, supply chain issues, rising inflation, and signs that the Federal Reserve would taper its Quantitative Easing program. Large caps significantly outpaced small- and mid-cap stocks.
Investments in Health Care, Financials, and IT added the most value. Within Health Care, meaningfully lower exposure to lagging biotechnology stocks, which were down more than 30% in the benchmark, contributed over 565 basis points to relative results. Strength in the sector also came from life sciences tools developer Bio-Techne Corporation, veterinary diagnostics leader IDEXX Laboratories, Inc., and pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc., whose financial results consistently exceeded Wall Street expectations throughout the year. Bio-Techne also benefited from an upbeat investor day where management outlined its objective of doubling the size of the business over the next five years. Favorable stock selection in Financials was driven by sharp gains from financial exchanges & data providers MSCI, Inc., Morningstar, Inc., and FactSet Research Systems, Inc. MSCI was the second largest contributor due to solid quarterly earnings results and positive reports from management about the economic and market backdrop. Morningstar performed well as the company is seeing strong interest in multiple aspects of its data services and has successfully attracted assets onto its investment management platform. FactSet’s shares rose after reporting strong quarterly financial results and providing encouraging guidance for fiscal year 2022 as recent investments in technology and content are beginning to contribute to stronger growth. Additionally, the Fund’s significantly higher exposure to this strong performing sector contributed materially to relative results. Performance in IT was bolstered by Gartner, Inc., the world’s leading research and advisory company. Gartner was the largest contributor after the company’s financial results surprised to the upside throughout the year. Growth in the company’s core research business reaccelerated to double-digit levels, led by its Global Business Services (GBS) segment, which continued to reap the rewards from its recent investment cycle. Positive stock selection in IT was partially offset by lack of exposure to semiconductor stocks, which were up 66% in the benchmark.
Underperformance of Industrials and Consumer Discretionary investments weighed the most on relative results. Weakness in Industrials came from real estate information and marketing services company CoStar Group, Inc., while regional gaming operator Penn
National Gaming, Inc. and corporate daycare provider Bright Horizons Family Solutions, Inc. were responsible for the relative shortfall in the Consumer Discretionary sector.
Portfolio Managers:
BAMCO, Inc.:	Ronald Baron
Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/11. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $46,327. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $37,518. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 19.02%
Five Years	+ 21.86%
Ten Years	+ 16.86%
Service Class Shares
One Year	+ 18.72%
Five Years	+ 21.55%
Ten Years	+ 16.57%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,089.80	0.89%	$4.69
Service Class Shares	1,000.00	1,088.50	1.14%	6.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.80	0.89%	$4.53
Service Class Shares	1,000.00	1,019.50	1.14%	5.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.26%
Biotechnology	0.51%
Building Products	4.05%
Capital Markets	17.24%
Commercial Services & Supplies	0.56%
Diversified Consumer Services	1.79%
Diversified Telecommunication Services	2.32%
Electronic Equipment, Instruments & Components	0.73%
Entertainment	0.39%
Equity Real Estate Investment Trusts	4.55%
Health Care Equipment & Supplies	6.52%
Health Care Technology	0.26%
Hotels, Restaurants & Leisure	20.03%
Insurance	9.22%
IT Services	5.49%
Life Sciences Tools & Services	8.67%
Machinery	0.58%
Pharmaceuticals	1.63%
Professional Services	4.77%
Software	9.53%
Specialty Retail	0.08%
Thrifts & Mortgage Finance	0.34%
Warrant	0.00%
Money Market Fund	0.85%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
MSCI, Inc.	7.13%
Vail Resorts, Inc.	6.77%
Gartner, Inc.	5.49%
IDEXX Laboratories, Inc.	5.31%
CoStar Group, Inc.	4.77%
ANSYS, Inc.	4.67%
Choice Hotels International, Inc.	4.48%
Bio-Techne Corp.	4.10%
Trex Co., Inc.	4.05%
Kinsale Capital Group, Inc.	3.75%
Total	50.52%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.26%
Biotechnology–0.51%
†Denali Therapeutics, Inc.	120,000	$ 5,352,000
		5,352,000
Building Products–4.05%
†Trex Co., Inc.	313,900	42,385,917
		42,385,917
Capital Markets–17.24%
Carlyle Group, Inc.	220,200	12,088,980
Cohen & Steers, Inc.	191,000	17,669,410
FactSet Research Systems, Inc.	50,900	24,737,909
Houlihan Lokey, Inc.	148,500	15,372,720
Moelis & Co. Class A	118,650	7,416,812
Morningstar, Inc.	83,580	28,583,524
MSCI, Inc.	122,000	74,748,180
		180,617,535
Commercial Services & Supplies–0.56%
†BrightView Holdings, Inc.	416,820	5,868,825
		5,868,825
Diversified Consumer Services–1.79%
†Bright Horizons Family Solutions, Inc.	149,000	18,756,120
		18,756,120
Diversified Telecommunication Services–2.32%
†Iridium Communications, Inc.	590,000	24,361,100
		24,361,100
Electronic Equipment, Instruments & Components–0.73%
Littelfuse, Inc.	14,200	4,468,456
†Mirion Technologies, Inc.	308,304	3,227,943
		7,696,399
Entertainment–0.39%
Manchester United Plc Class A	290,000	4,129,600
		4,129,600
Equity Real Estate Investment Trusts–4.55%
Alexandria Real Estate Equities, Inc.	57,000	12,708,720
American Assets Trust, Inc.	28,500	1,069,605
Douglas Emmett, Inc.	319,050	10,688,175
Gaming & Leisure Properties, Inc.	476,657	23,194,130
		47,660,630
Health Care Equipment & Supplies–6.52%
†IDEXX Laboratories, Inc.	84,500	55,639,870
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Neogen Corp.	280,000	$ 12,714,800
		68,354,670
Health Care Technology–0.26%
†Schrodinger, Inc.	77,000	2,681,910
		2,681,910
Hotels, Restaurants & Leisure–20.03%
†Boyd Gaming Corp.	150,000	9,835,500
Choice Hotels International, Inc.	301,000	46,952,990
Krispy Kreme, Inc.	81,818	1,547,996
Marriott Vacations Worldwide Corp.	165,000	27,881,700
†Penn National Gaming, Inc.	685,000	35,517,250
Red Rock Resorts, Inc. Class A	296,000	16,282,960
†Sweetgreen, Inc. Class A	26,000	832,000
Vail Resorts, Inc.	216,500	70,990,350
		209,840,746
Insurance–9.22%
†Arch Capital Group Ltd.	686,000	30,492,700
Kinsale Capital Group, Inc.	165,000	39,251,850
Primerica, Inc.	175,500	26,898,885
		96,643,435
IT Services–5.49%
†Gartner, Inc.	172,000	57,503,040
		57,503,040
Life Sciences Tools & Services–8.67%
Bio-Techne Corp.	83,000	42,939,220
†Mettler-Toledo International, Inc.	11,100	18,839,031
West Pharmaceutical Services, Inc.	62,000	29,078,620
		90,856,871
Machinery–0.58%
Marel HF	459,500	3,107,455
†Velo3D, Inc.	380,958	2,975,290
		6,082,745
Pharmaceuticals–1.63%
Dechra Pharmaceuticals PLC	237,600	17,125,385
		17,125,385
Professional Services–4.77%
†CoStar Group, Inc.	632,000	49,946,960
		49,946,960
Software–9.53%
†Altair Engineering, Inc. Class A	72,000	5,567,040
LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†ANSYS, Inc.	122,000	$ 48,936,640
†Guidewire Software, Inc.	129,500	14,702,135
Pegasystems, Inc.	110,000	12,300,200
SS&C Technologies Holdings, Inc.	224,000	18,363,520
		99,869,535
Specialty Retail–0.08%
†Warby Parker, Inc. Class A	18,000	838,080
		838,080
Thrifts & Mortgage Finance–0.34%
Essent Group Ltd.	77,500	3,528,575
		3,528,575
Total Common Stock (Cost $184,195,942)		1,040,100,078
	Number of Shares	Value (U.S. $)
WARRANT–0.00%
Onespaworld Holding exp 3/19/24 exercise price USD 11.50	9,999	$ 31,097
Total Warrant (Cost $0)		31,097

MONEY MARKET FUND–0.85%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	8,888,129	8,888,129
Total Money Market Fund (Cost $8,888,129)		8,888,129

TOTAL INVESTMENTS–100.11% (Cost $193,084,071)	1,049,019,304
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(1,179,545)
NET ASSETS APPLICABLE TO 11,410,173 SHARES OUTSTANDING–100.00%	$1,047,839,759
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($78,494,712 / 823,967 Shares)	$95.264
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($969,345,047 / 10,586,206 Shares)	$91.567
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 131,243,736
Distributable earnings/(accumulated loss)	916,596,023
TOTAL NET ASSETS	$1,047,839,759

† Non-income producing.
★ Includes $101,490 payable for securities purchased, $1,203,714 payable for fund shares redeemed, $46,376 other accrued expenses payable and $941,991 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 6,038,832
Foreign taxes withheld	(6,571)
6,032,261
EXPENSES:
Management fees	9,938,856
Distribution fees-Service Class	2,300,529
Shareholder servicing fees	288,227
Accounting and administration expenses	181,396
Professional fees	39,649
Reports and statements to shareholders	28,351
Trustees’ fees and expenses	20,792
Custodian fees	14,858
Pricing fees	8,558
Consulting fees	2,883
Other	20,061
12,844,160
Less:
Management fees waived	(1,664,714)
Total operating expenses	11,179,446
NET INVESTMENT LOSS	(5,147,185)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	61,243,246
Foreign currencies	(1,128)
Net realized gain	61,242,118
Net change in unrealized appreciation (depreciation) of investments	114,695,633
NET REALIZED AND UNREALIZED GAIN	175,937,751
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,790,566
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (5,147,185)	$ (4,166,414)
Net realized gain	61,242,118	24,152,178
Net change in unrealized appreciation (depreciation)	114,695,633	227,845,828
Net increase in net assets resulting from operations	170,790,566	247,831,592
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,670,942)	(1,282,212)
Service Class	(21,694,089)	(15,525,564)
	(23,365,031)	(16,807,776)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,864,923	15,961,201
Service Class	128,169,778	105,882,672
Reinvestment of dividends and distributions:
Standard Class	1,670,942	1,282,212
Service Class	21,694,089	15,525,564
	161,399,732	138,651,649
Cost of shares redeemed:
Standard Class	(13,947,064)	(39,332,386)
Service Class	(183,681,267)	(175,526,711)
	(197,628,331)	(214,859,097)
Decrease in net assets derived from capital share transactions	(36,228,599)	(76,207,448)
NET INCREASE IN NET ASSETS	111,196,936	154,816,368
NET ASSETS:
Beginning of year	936,642,823	781,826,455
End of year	$1,047,839,759	$ 936,642,823
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 81.827	$ 62.157	$ 46.700	$ 50.365	$ 41.088
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.255)	(0.198)	0.050	0.012	(0.001)
Net realized and unrealized gain (loss)	15.744	21.270	17.014	(1.427)	11.178
Total from investment operations	15.489	21.072	17.064	(1.415)	11.177
Less dividends and distributions from:
Net realized gain	(2.052)	(1.402)	(1.607)	(2.250)	(1.900)
Total dividends and distributions	(2.052)	(1.402)	(1.607)	(2.250)	(1.900)
Net asset value, end of period	$ 95.264	$ 81.827	$ 62.157	$ 46.700	$ 50.365
Total return[2]	19.02%	34.41%	36.72%	(3.70%)	27.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,495	$ 69,487	$ 71,190	$ 50,558	$ 41,010
Ratio of expenses to average net assets	0.89%	0.93%	0.93%	0.93%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.07%	1.07%	1.08%	1.07%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.32%)	0.08%	0.02%	0.00%
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.45%)	(0.46%)	(0.06%)	(0.13%)	(0.12%)
Portfolio turnover	2%	1%	6%	6%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 78.916	$ 60.140	$ 45.337	$ 49.069	$ 40.172
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.460)	(0.347)	(0.090)	(0.118)	(0.116)
Net realized and unrealized gain (loss)	15.163	20.525	16.500	(1.364)	10.913
Total from investment operations	14.703	20.178	16.410	(1.482)	10.797
Less dividends and distributions from:
Net realized gain	(2.052)	(1.402)	(1.607)	(2.250)	(1.900)
Total dividends and distributions	(2.052)	(1.402)	(1.607)	(2.250)	(1.900)
Net asset value, end of period	$ 91.567	$ 78.916	$ 60.140	$ 45.337	$ 49.069
Total return[2]	18.72%	34.08%	36.38%	(3.93%)	27.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$969,345	$867,155	$710,636	$540,704	$569,973
Ratio of expenses to average net assets	1.14%	1.18%	1.18%	1.18%	1.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.31%	1.32%	1.32%	1.33%	1.32%
Ratio of net investment (loss) to average net assets	(0.53%)	(0.57%)	(0.17%)	(0.23%)	(0.25%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.70%)	(0.71%)	(0.31%)	(0.38%)	(0.37%)
Portfolio turnover	2%	1%	6%	6%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Special Purpose Acquisition Companies – Special purpose acquisition companies (“SPACs”) are collective investment structures that allow for private investments in public equity investments (“PIPE”). SPACs, sometimes referred to “blank-check” companies, do not have an operating history but conduct an initial public offering (“IPO”) the proceeds of which are held in a trust account and used to finance an acquisition of a business or assets. Following the IPO but prior to finalizing the merger or purchase agreement, the SPAC often will raise additional capital through committed debt or equity financing, the latter of which is often structured as a PIPE commitment. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. The LVIP Baron Growth Opportunities Fund had contingent commitments outstanding of approximately $0 to purchase PIPE shares as of December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$57,413
Legal	9,292
LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $18,045 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$717,186
Distribution fees payable to LFD	199,767
Shareholder servicing fees payable to Lincoln Life	25,038
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$17,927,061
Sales	87,582,699
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$193,601,417
Aggregate unrealized appreciation of investments	$856,380,008
Aggregate unrealized depreciation of investments	(962,121)
Net unrealized appreciation of investments	$855,417,887
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,040,100,078	$ —	$—	$1,040,100,078
Warrant	—	31,097	—	31,097
Money Market Fund	8,888,129	—	—	8,888,129
Total Investments	$1,048,988,207	$31,097	$—	$1,049,019,304
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Long-term capital gains	$23,365,031	$16,807,776
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 61,178,139
Other temporary differences	1
Net unrealized appreciation	855,417,883
Distributable earnings/(accumulated loss)	$916,596,023
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to tax treatment of net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$5,139,516	$(5,139,516)
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	113,006	302,018
Service Class	1,507,309	1,796,461
Shares reinvested:
Standard Class	18,149	19,238
Service Class	244,959	241,354
	1,883,423	2,359,071
Shares redeemed:
Standard Class	(156,383)	(617,381)
Service Class	(2,154,341)	(2,865,862)
	(2,310,724)	(3,483,243)
Net decrease	(427,301)	(1,124,172)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the LVIP Baron Growth Opportunities Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP Baron Growth Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the benchmark index and below the return of the Morningstar peer group median for the three- and five-year periods. The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fees BAMCO charges as well as information provided by BAMCO regarding the fees charged to a fund for which BAMCO manages a comparable portfolio with the same portfolio managers. The Board considered that LIAC compensates BAMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BAMCO’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commissions and that research may be used for the benefit of all the clients of BAMCO.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Baron Growth Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund–23

LVIP BlackRock Advantage Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Advantage Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Advantage Allocation Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 7.71% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the LVIP BlackRock Advantage Allocation Composite1, returned 8.21% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)2, returned 18.54%.
2021 ended on a positive note for riskier assets. After a bout of risk aversion towards the end of November following the outbreak of Omicron, financial markets quickly rebounded in the beginning of December and were further supported by evidence that the new variant was less severe than previous COVID-19 strains, despite being more infectious. Risk assets were further propelled by the Federal Reserve whose updated forecasts implied three rate hikes in 2022 and an accelerated taper schedule that should eliminate the quantitative easing program in March.
The Fund underperformed its benchmark in 2021. The equity sleeve started the year strong as markets moved to price the restart of the global economy and this coincided with an acceleration in the roll out of COVID vaccinations, which played out, against a backdrop of continued accommodative monetary and fiscal policy. September saw a reintroduction of volatility across asset classes and global stocks finishing Q3 with the first quarterly drop since the beginning of the COVID-19 pandemic. The equity sleeve underperformed the benchmark during both quarters but experienced a positive comeback during the last quarter of the year as global stocks closed the year with a seasonal rally.
Performance was similarly mixed across signal composites with sentiment driving gains while macro and fundamental insights detracting from performance. Sentiment-based measures performed consistently well during the last three quarters of the year. Mobile app usage and internet search trend information benefited the equity model. Furthermore, the equity model was able to successfully utilize its suite of Natural Language Processing capabilities to read company conference calls to determine sentiment.
From a region and sector perspective, stock selection in Canada and Taiwan added to performance in the equity sleeve while an overweight to the US detracted. The Technology sector was additive for the Fund. Specifically, an overweight to the technology services and software sectors were additive to performance. Elsewhere, portfolio performance within several sectors was mixed; an overweight to consumer discretionary and financials detracted from performance.
Within the broader Fund, the fixed income allocation underperformed the Bloomberg US Aggregate Index for the year. US Rates were the main contributor due to our US Treasury curve positioning. Credit security selection was the primary detractor due to an underweight within the Wireless sub-sector in Communications. Security selection within the Banking sector also hurt performance. Asset Allocation detracted from performance as well, mainly due to the Fund’s curve positioning.
Portfolio Managers:
BlackRock Investment Management, LLC:	Raffaele Savi
Kevin Franklin
Scott Radell
Jasmita Mohan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Advantage Allocation Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,165. For comparison, look at how the LVIP BlackRock Advantage Allocation Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,805 and $30,649, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Advantage Allocation Fund–1

LVIP BlackRock Advantage Allocation Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.71%
Five Years	+ 8.99%
Ten Years	+ 7.79%
Service Class Shares
One Year	+ 7.43%
Five Years	+ 8.72%
Ten Years	+ 7.52%
1. The BlackRock Advantage Allocation Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The BlackRock Advantage Allocation Composite is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg U.S. Aggregate Bond Index.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.
LVIP BlackRock Advantage Allocation Fund–2

LVIP BlackRock Advantage Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,023.00	0.73%	$3.72
Service Class Shares	1,000.00	1,021.70	0.98%	4.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Advantage Allocation Fund–3

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	49.99%
U.S. Markets	34.04%
Aerospace & Defense	0.24%
Air Freight & Logistics	0.49%
Auto Components	0.02%
Automobiles	0.61%
Banks	1.28%
Biotechnology	0.63%
Building Products	0.02%
Capital Markets	1.03%
Chemicals	0.11%
Commercial Services & Supplies	0.12%
Communications Equipment	0.54%
Construction & Engineering	0.03%
Construction Materials	0.08%
Consumer Finance	0.13%
Diversified Consumer Services	0.21%
Diversified Financial Services	0.11%
Diversified Telecommunication Services	0.62%
Electric Utilities	0.38%
Electronic Equipment, Instruments & Components	0.20%
Energy Equipment & Services	0.04%
Entertainment	0.25%
Equity Real Estate Investment Trusts	1.33%
Food & Staples Retailing	0.85%
Food Products	0.02%
Gas Utilities	0.02%
Health Care Equipment & Supplies	1.27%
Health Care Providers & Services	0.74%
Health Care Technology	0.02%
Hotels, Restaurants & Leisure	0.32%
Household Durables	0.04%
Household Products	0.13%
Independent Power and Renewable Electricity Producers	0.00%
Industrial Conglomerates	0.55%
Insurance	1.70%
Interactive Media & Services	1.54%
Internet & Direct Marketing Retail	0.93%
IT Services	1.23%
Leisure Products	0.02%
Life Sciences Tools & Services	1.11%
Machinery	0.32%
Marine	0.06%
Media	0.47%
Metals & Mining	0.26%
Security Type/Sector	Percentage of Net Assets
Mortgage Real Estate Investment Trusts (REITs)	0.00%
Multiline Retail	0.06%
Multi-Utilities	0.55%
Oil, Gas & Consumable Fuels	0.92%
Personal Products	0.53%
Pharmaceuticals	2.19%
Professional Services	0.32%
Real Estate Management & Development	0.09%
Road & Rail	0.24%
Semiconductors & Semiconductor Equipment	1.63%
Software	4.16%
Specialty Retail	0.45%
Technology Hardware, Storage & Peripherals	2.17%
Textiles, Apparel & Luxury Goods	0.21%
Tobacco	0.41%
Trading Companies & Distributors	0.04%
Developed Markets	11.67%
Aerospace & Defense	0.06%
Air Freight & Logistics	0.24%
Auto Components	0.14%
Automobiles	0.12%
Banks	0.80%
Beverages	0.33%
Biotechnology	0.11%
Building Products	0.05%
Capital Markets	0.15%
Chemicals	0.56%
Commercial Services & Supplies	0.04%
Communications Equipment	0.11%
Distributors	0.01%
Diversified Consumer Services	0.02%
Diversified Telecommunication Services	0.05%
Electrical Equipment	0.28%
Electronic Equipment, Instruments & Components	0.16%
Entertainment	0.06%
Equity Real Estate Investment Trusts	0.05%
Food & Staples Retailing	0.15%
Food Products	0.12%
Gas Utilities	0.01%
Health Care Equipment & Supplies	0.24%
Hotels, Restaurants & Leisure	0.10%
Household Durables	0.07%
Industrial Conglomerates	0.61%
Insurance	0.38%
Interactive Media & Services	0.15%
Internet & Direct Marketing Retail	0.10%
IT Services	0.06%
Life Sciences Tools & Services	0.11%

LVIP BlackRock Advantage Allocation Fund–4

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Machinery	0.53%
Media	0.04%
Metals & Mining	0.47%
Multi-Utilities	0.04%
Oil, Gas & Consumable Fuels	0.44%
Personal Products	0.59%
Pharmaceuticals	0.27%
Professional Services	0.93%
Real Estate Management & Development	0.02%
Road & Rail	0.06%
Semiconductors & Semiconductor Equipment	0.94%
Software	0.58%
Specialty Retail	0.28%
Technology Hardware, Storage & Peripherals	0.06%
Textiles, Apparel & Luxury Goods	0.07%
Tobacco	0.59%
Trading Companies & Distributors	0.18%
Wireless Telecommunication Services	0.14%
Emerging Markets	4.28%
Aerospace & Defense	0.03%
Airlines	0.11%
Automobiles	0.13%
Banks	0.42%
Beverages	0.03%
Biotechnology	0.00%
Capital Markets	0.01%
Chemicals	0.01%
Construction & Engineering	0.01%
Construction Materials	0.01%
Diversified Consumer Services	0.00%
Electric Utilities	0.04%
Electronic Equipment, Instruments & Components	0.11%
Food & Staples Retailing	0.01%
Food Products	0.11%
Health Care Providers & Services	0.04%
Household Durables	0.01%
Independent Power and Renewable Electricity Producers	0.08%
Insurance	0.10%
Interactive Media & Services	0.63%
Internet & Direct Marketing Retail	0.18%
IT Services	0.06%
Machinery	0.04%
Marine	0.11%
Media	0.02%
Metals & Mining	0.15%
Multiline Retail	0.01%
Oil, Gas & Consumable Fuels	0.55%
Security Type/Sector	Percentage of Net Assets
Real Estate Management & Development	0.09%
Semiconductors & Semiconductor Equipment	0.83%
Specialty Retail	0.05%
Technology Hardware, Storage & Peripherals	0.16%
Textiles, Apparel & Luxury Goods	0.08%
Transportation Infrastructure	0.03%
Wireless Telecommunication Services	0.03%
Preferred Stocks	0.21%
Rights	0.00%
Agency Collateralized Mortgage Obligations	5.11%
Agency Commercial Mortgage-Backed Securities	1.03%
Agency Mortgage-Backed Securities	13.93%
Corporate Bonds	21.68%
Aerospace & Defense	0.25%
Agriculture	0.73%
Apparel	0.14%
Auto Manufacturers	0.37%
Auto Parts & Equipment	0.03%
Banks	5.91%
Beverages	0.27%
Building Materials	0.28%
Chemicals	0.31%
Commercial Services	0.82%
Computers	0.72%
Cosmetics & Personal Care	0.16%
Diversified Financial Services	0.90%
Electric	1.71%
Electrical Components & Equipment	0.09%
Electronics	0.24%
Environmental Control	0.01%
Food	0.10%
Forest Products & Paper	0.07%
Gas	0.20%
Health Care Products	0.39%
Health Care Services	0.63%
Home Builders	0.09%
Household Products Wares	0.07%
Insurance	0.60%
Internet	0.18%
Investment Companies	0.64%
Iron & Steel	0.08%
Lodging	0.05%
Machinery Diversified	0.16%
Media	0.43%
Mining	0.06%
Miscellaneous Manufacturing	0.09%
Office Business Equipment	0.04%

LVIP BlackRock Advantage Allocation Fund–5

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Oil & Gas	0.27%
Oil & Gas Services	0.04%
Pharmaceuticals	0.88%
Pipelines	0.42%
Real Estate	0.03%
Real Estate Investment Trusts	0.95%
Retail	0.27%
Semiconductors	0.31%
Software	0.71%
Telecommunications	0.78%
Transportation	0.10%
Water	0.10%
Municipal Bonds	0.36%
Non-Agency Asset-Backed Securities	6.31%
Non-Agency Commercial Mortgage-Backed Securities	1.74%
Sovereign Bonds	0.54%
Money Market Fund	1.15%
Total Investments	102.05%
Agency Mortgage-Backed Securities	(0.62%)
Liabilities Net of Receivables and Other Assets	(1.43%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	1.98%
Microsoft Corp.	1.97%
Amazon.com, Inc.	0.93%
Johnson & Johnson	0.80%
NVIDIA Corp.	0.74%
Alphabet, Inc. Class C	0.73%
ASML Holding NV	0.71%
Visa, Inc. Class A	0.63%
Tesla, Inc.	0.61%
Intuit, Inc.	0.59%
Total	9.69%

Geography	Percentage of Net Assets
Australia	0.44%
Austria	0.04%
Belgium	0.02%
Brazil	0.24%
Canada	3.02%
China	1.55%
Denmark	0.22%
Finland	1.07%
France	1.09%
Germany	1.82%
Greece	0.02%
Hong Kong	0.35%
Hungary	0.07%
India	0.25%
Indonesia	0.29%
Ireland	0.70%
Israel	0.27%
Italy	0.03%
Japan	2.82%
Luxembourg	0.02%
Malaysia	0.24%
Mexico	0.11%
Netherlands	1.45%
Norway	0.61%
Peru	0.17%
Philippines	0.11%
Poland	0.02%
Portugal	0.09%
Republic of Korea	0.39%
Russia	0.06%

LVIP BlackRock Advantage Allocation Fund–6

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Geography	Percentage of Net Assets
Singapore	0.05%
South Africa	0.19%
Spain	0.46%
Sweden	0.53%
Switzerland	0.45%
Taiwan	1.17%
Thailand	0.01%
Turkey	0.05%
United Kingdom	2.08%
United States	78.23%
Uruguay	0.10%
Total	100.90%

IT–Information Technology
LVIP BlackRock Advantage Allocation Fund–7

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–49.99%
U.S. MARKETS–34.04%
Aerospace & Defense–0.24%
†Axon Enterprise, Inc.	431	$ 67,667
Lockheed Martin Corp.	320	113,731
		181,398
Air Freight & Logistics–0.49%
CH Robinson Worldwide, Inc.	434	46,711
Expeditors International of Washington, Inc.	713	95,749
United Parcel Service, Inc. Class B	1,063	227,844
		370,304
Auto Components–0.02%
Hyundai Mobis Co. Ltd.	60	12,825
		12,825
Automobiles–0.61%
†Tesla, Inc.	438	462,870
		462,870
Banks–1.28%
Bank of America Corp.	5,209	231,748
Citigroup, Inc.	960	57,974
East West Bancorp, Inc.	309	24,312
First Republic Bank	280	57,823
IndusInd Bank Ltd.	741	8,853
JPMorgan Chase & Co.	1,385	219,315
M&T Bank Corp.	187	28,720
PNC Financial Services Group, Inc.	502	100,661
Regions Financial Corp.	2,178	47,480
Signature Bank	148	47,874
Truist Financial Corp.	219	12,823
U.S. Bancorp	2,125	119,361
Wintrust Financial Corp.	131	11,897
		968,841
Biotechnology–0.63%
AbbVie, Inc.	1,167	158,012
†Alkermes PLC	618	14,375
Amgen, Inc.	372	83,689
†Biogen, Inc.	149	35,748
Gilead Sciences, Inc.	418	30,351
†Moderna, Inc.	144	36,573
†Regeneron Pharmaceuticals, Inc.	69	43,575
†Sarepta Therapeutics, Inc.	131	11,796
†United Therapeutics Corp.	97	20,960
†Vertex Pharmaceuticals, Inc.	211	46,335
		481,414
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Building Products–0.02%
Masco Corp.	257	$ 18,047
		18,047
Capital Markets–1.03%
FactSet Research Systems, Inc.	189	91,856
Intercontinental Exchange, Inc.	521	71,257
Invesco Ltd.	1,126	25,921
Moody's Corp.	406	158,576
S&P Global, Inc.	867	409,163
Stifel Financial Corp.	344	24,224
		780,997
Chemicals–0.11%
Asian Paints Ltd.	823	37,454
†LG Chem Ltd.	45	23,263
Valvoline, Inc.	586	21,852
		82,569
Commercial Services & Supplies–0.12%
†Clean Harbors, Inc.	90	8,979
Republic Services, Inc.	51	7,112
Waste Connections, Inc.	531	72,360
		88,451
Communications Equipment–0.54%
Cisco Systems, Inc.	401	25,411
Juniper Networks, Inc.	578	20,641
†Nokia Oyj	57,371	363,370
		409,422
Construction & Engineering–0.03%
†MasTec, Inc.	265	24,454
		24,454
Construction Materials–0.08%
James Hardie Industries PLC	1,484	59,707
		59,707
Consumer Finance–0.13%
Ally Financial, Inc.	250	11,902
Capital One Financial Corp.	607	88,070
		99,972
Diversified Consumer Services–0.21%
H&R Block, Inc.	574	13,523
Service Corp. International	2,008	142,548
		156,071
LVIP BlackRock Advantage Allocation Fund–8

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Diversified Financial Services–0.11%
†Berkshire Hathaway, Inc. Class B	290	$ 86,710
		86,710
Diversified Telecommunication Services–0.62%
AT&T, Inc.	17,658	434,387
†Iridium Communications, Inc.	355	14,658
†KT Corp.	814	20,881
		469,926
Electric Utilities–0.38%
Entergy Corp.	695	78,292
Evergy, Inc.	421	28,885
NextEra Energy, Inc.	1,588	148,255
OGE Energy Corp.	765	29,361
		284,793
Electronic Equipment, Instruments & Components–0.20%
†Keysight Technologies, Inc.	747	154,263
		154,263
Energy Equipment & Services–0.04%
Schlumberger NV	947	28,363
		28,363
Entertainment–0.25%
Electronic Arts, Inc.	290	38,251
†Netflix, Inc.	55	33,134
†Roku, Inc.	159	36,284
†Spotify Technology SA	347	81,208
		188,877
Equity Real Estate Investment Trusts–1.33%
American Homes 4 Rent Class A	2,588	112,863
AvalonBay Communities, Inc.	99	25,006
Brixmor Property Group, Inc.	470	11,943
Crown Castle International Corp.	758	158,225
CubeSmart	2,007	114,218
Equity Residential	1,003	90,771
H&R Real Estate Investment Trust	1,284	16,495
Invitation Homes, Inc.	1,300	58,942
Kimco Realty Corp.	612	15,086
Life Storage, Inc.	217	33,240
Prologis, Inc.	1,090	183,512
SBA Communications Corp.	291	113,205
Simon Property Group, Inc.	77	12,302
Sun Communities, Inc.	316	66,351
		1,012,159
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Food & Staples Retailing–0.85%
Alimentation Couche-Tard, Inc.	2,087	$ 87,443
Costco Wholesale Corp.	202	114,675
George Weston Ltd.	161	18,667
Walmart, Inc.	2,956	427,704
		648,489
Food Products–0.02%
Campbell Soup Co.	290	12,603
		12,603
Gas Utilities–0.02%
†Korea Gas Corp.	460	15,127
		15,127
Health Care Equipment & Supplies–1.27%
Abbott Laboratories	2,217	312,021
†Align Technology, Inc.	162	106,463
†Boston Scientific Corp.	934	39,676
†IDEXX Laboratories, Inc.	376	247,581
Medtronic PLC	2,238	231,521
†Osstem Implant Co. Ltd.	96	11,495
†Penumbra, Inc.	62	17,814
		966,571
Health Care Providers & Services–0.74%
Anthem, Inc.	226	104,760
Cigna Corp.	621	142,600
CVS Health Corp.	805	83,044
†Laboratory Corp. of America Holdings	370	116,258
†LHC Group, Inc.	60	8,234
McKesson Corp.	420	104,399
		559,295
Health Care Technology–0.02%
Cerner Corp.	160	14,859
		14,859
Hotels, Restaurants & Leisure–0.32%
†Booking Holdings, Inc.	44	105,566
†Expedia Group, Inc.	382	69,035
†Flutter Entertainment PLC	201	31,809
International Game Technology PLC	906	26,192
Travel & Leisure Co.	181	10,004
		242,606
Household Durables–0.04%
DR Horton, Inc.	282	30,583
		30,583

LVIP BlackRock Advantage Allocation Fund–9

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Products–0.13%
Colgate-Palmolive Co.	1,163	$ 99,250
		99,250
Independent Power and Renewable Electricity Producers–0.00%
TransAlta Corp.	1	11
		11
Industrial Conglomerates–0.55%
Honeywell International, Inc.	2,010	419,105
		419,105
Insurance–1.70%
†Alleghany Corp.	25	16,690
Aon PLC Class A	45	13,525
†Brighthouse Financial, Inc.	361	18,700
Fairfax Financial Holdings Ltd.	185	91,003
Fidelity National Financial, Inc.	665	34,700
Great-West Lifeco, Inc.	2,336	70,101
Hartford Financial Services Group, Inc.	591	40,802
Marsh & McLennan Cos., Inc.	1,318	229,095
MetLife, Inc.	5,139	321,136
Reinsurance Group of America, Inc.	179	19,599
SBI Life Insurance Co. Ltd.	862	13,869
Travelers Cos., Inc.	2,084	326,000
W R Berkley Corp.	159	13,100
Willis Towers Watson PLC	339	80,509
		1,288,829
Interactive Media & Services–1.54%
†Alphabet, Inc. Class C	190	549,782
†Alphabet, Inc. Class A	153	443,247
†Kakao Corp.	176	16,620
†Meta Platforms, Inc. Class A	385	129,495
†Twitter, Inc.	662	28,612
		1,167,756
Internet & Direct Marketing Retail–0.93%
†Amazon.com, Inc.	213	710,214
		710,214
IT Services–1.23%
†EPAM Systems, Inc.	18	12,032
Fidelity National Information Services, Inc.	1,565	170,820
†Gartner, Inc.	150	50,148
†GoDaddy, Inc. Class A	137	11,626
†Okta, Inc.	624	139,882
Paychex, Inc.	553	75,484
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Visa, Inc. Class A	2,205	$ 477,846
		937,838
Leisure Products–0.02%
BRP, Inc.	147	12,876
		12,876
Life Sciences Tools & Services–1.11%
Agilent Technologies, Inc.	1,639	261,666
Bruker Corp.	191	16,027
Danaher Corp.	804	264,524
†Illumina, Inc.	36	13,696
†Mettler-Toledo International, Inc.	34	57,705
†Repligen Corp.	43	11,388
Thermo Fisher Scientific, Inc.	304	202,841
†Wuxi Biologics Cayman, Inc.	1,500	17,804
		845,651
Machinery–0.32%
Caterpillar, Inc.	346	71,532
Otis Worldwide Corp.	1,330	115,803
Snap-on, Inc.	275	59,230
		246,565
Marine–0.06%
AP Moller - Maersk AS Class A	9	29,858
Orient Overseas International Ltd.	500	12,267
		42,125
Media–0.47%
†Altice USA, Inc. Class A	2,626	42,489
†Charter Communications, Inc. Class A	57	37,162
Comcast Corp. Class A	3,828	192,663
Sirius XM Holdings, Inc.	10,527	66,847
WPP PLC	1,170	17,729
		356,890
Metals & Mining–0.26%
Agnico Eagle Mines Ltd.	1,025	54,445
Alcoa Corp.	370	22,045
Royal Gold, Inc.	374	39,348
Southern Copper Corp.	1,169	72,139
Yamana Gold, Inc.	2,559	10,762
		198,739

LVIP BlackRock Advantage Allocation Fund–10

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Mortgage Real Estate Investment Trusts (REITs)–0.00%
Blackstone Mortgage Trust, Inc. Class A	101	$ 3,093
		3,093
Multiline Retail–0.06%
Harvey Norman Holdings Ltd.	2,716	9,761
†Marks & Spencer Group PLC	10,193	31,926
		41,687
Multi-Utilities–0.55%
CMS Energy Corp.	791	51,454
DTE Energy Co.	3,085	368,781
		420,235
Oil, Gas & Consumable Fuels–0.92%
ARC Resources Ltd.	1,127	10,246
Continental Resources, Inc.	627	28,065
Coterra Energy, Inc.	4,225	80,275
Crescent Point Energy Corp.	19,670	104,963
Devon Energy Corp.	765	33,698
EOG Resources, Inc.	2,749	244,194
Exxon Mobil Corp.	228	13,951
Imperial Oil Ltd.	363	13,091
†NexGen Energy Ltd.	1,940	8,496
Tourmaline Oil Corp.	5,035	162,559
		699,538
Personal Products–0.53%
Estee Lauder Cos., Inc. Class A	1,090	403,518
		403,518
Pharmaceuticals–2.19%
Bristol-Myers Squibb Co.	2,262	141,036
Eli Lilly & Co.	433	119,603
Johnson & Johnson	3,567	610,207
Merck & Co., Inc.	5,727	438,917
Pfizer, Inc.	4,731	279,366
Zoetis, Inc.	302	73,697
		1,662,826
Professional Services–0.32%
Booz Allen Hamilton Holding Corp.	475	40,275
Equifax, Inc.	591	173,039
Stantec, Inc.	509	28,598
		241,912
Real Estate Management & Development–0.09%
China Overseas Land & Investment Ltd.	2,500	5,919
FirstService Corp.	335	65,837
		71,756
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Road & Rail–0.24%
Canadian Pacific Railway Ltd.	904	$ 65,019
Landstar System, Inc.	125	22,377
Ryder System, Inc.	572	47,150
Union Pacific Corp.	203	51,142
		185,688
Semiconductors & Semiconductor Equipment–1.63%
†Advanced Micro Devices, Inc.	1,734	249,523
†Cirrus Logic, Inc.	177	16,288
Intel Corp.	5,352	275,628
Monolithic Power Systems, Inc.	41	20,226
NVIDIA Corp.	1,905	560,280
Texas Instruments, Inc.	637	120,055
		1,242,000
Software–4.16%
†Adobe, Inc.	494	280,128
†Atlassian Corp. PLC Class A	442	168,530
†Descartes Systems Group, Inc.	216	17,865
†Fortinet, Inc.	109	39,175
Intuit, Inc.	697	448,324
†Manhattan Associates, Inc.	257	39,961
Microsoft Corp.	4,441	1,493,597
†Paylocity Holding Corp.	140	33,062
†salesforce.com, Inc.	457	116,138
†ServiceNow, Inc.	458	297,292
VMware, Inc. Class A	353	40,906
†Workday, Inc. Class A	685	187,128
		3,162,106
Specialty Retail–0.45%
†Aritzia, Inc.	333	13,781
Lowe's Cos., Inc.	633	163,618
†National Vision Holdings, Inc.	842	40,407
†O'Reilly Automotive, Inc.	127	89,691
Penske Automotive Group, Inc.	162	17,370
†Ulta Beauty, Inc.	50	20,617
		345,484
Technology Hardware, Storage & Peripherals–2.17%
Apple, Inc.	8,470	1,504,018
†Dell Technologies, Inc. Class C	562	31,568
Hewlett Packard Enterprise Co.	1,363	21,494
HP, Inc.	911	34,317
NetApp, Inc.	322	29,621

LVIP BlackRock Advantage Allocation Fund–11

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Technology Hardware, Storage & Peripherals (continued)
†Pure Storage, Inc. Class A	882	$ 28,709
		1,649,727
Textiles, Apparel & Luxury Goods–0.21%
†Canada Goose Holdings, Inc.	339	12,563
Levi Strauss & Co. Class A	495	12,390
Ralph Lauren Corp.	1,078	128,131
†Skechers USA, Inc. Class A	117	5,078
		158,162
Tobacco–0.41%
Philip Morris International, Inc.	3,275	311,125
		311,125
Trading Companies & Distributors–0.04%
†SiteOne Landscape Supply, Inc.	121	29,316
		29,316
Total U.S. Markets (Cost $20,024,525)		25,866,588
DEVELOPED MARKETS–11.67%
Aerospace & Defense–0.06%
Saab AB Class B	1,739	44,170
		44,170
Air Freight & Logistics–0.24%
Deutsche Post AG	2,515	161,767
PostNL NV	2,389	10,409
Royal Mail PLC	1,721	11,787
		183,963
Auto Components–0.14%
Bridgestone Corp.	600	25,759
JTEKT Corp.	1,000	8,746
NOK Corp.	800	8,714
Pirelli & C SpA	2,839	19,690
Valeo SA	1,059	32,047
Yokohama Rubber Co. Ltd.	600	9,623
		104,579
Automobiles–0.12%
Bayerische Motoren Werke AG	609	60,926
Yadea Group Holdings Ltd.	16,000	31,189
		92,115
Banks–0.80%
ABN AMRO Bank NV	247	3,632
Bank Hapoalim BM	9,031	92,947
Bank of Montreal	1,131	121,768
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Banks (continued)
BOC Hong Kong Holdings Ltd.	18,500	$ 60,618
First International Bank of Israel Ltd.	562	23,359
Hang Seng Bank Ltd.	900	16,471
Israel Discount Bank Ltd. Class A	3,194	21,445
Nordea Bank Abp	16,131	196,775
Royal Bank of Canada	267	28,337
Societe Generale SA	910	31,293
United Overseas Bank Ltd.	700	13,973
		610,618
Beverages–0.33%
Coca-Cola Europacific Partners PLC	468	26,175
Diageo PLC	3,644	199,069
Pernod Ricard SA	106	25,524
		250,768
Biotechnology–0.11%
CSL Ltd.	230	48,648
†Genmab AS	85	33,928
		82,576
Building Products–0.05%
Kingspan Group PLC	331	39,569
		39,569
Capital Markets–0.15%
Onex Corp.	667	52,350
Partners Group Holding AG	36	59,429
		111,779
Chemicals–0.56%
Evonik Industries AG	462	14,925
Givaudan SA	13	68,206
Johnson Matthey PLC	1,341	37,137
†K&S AG	781	13,435
Lintec Corp.	500	11,469
Nitto Denko Corp.	300	23,176
Sika AG	173	71,902
Sumitomo Chemical Co. Ltd.	32,000	150,906
Teijin Ltd.	1,600	19,693
Wacker Chemie AG	82	12,190
		423,039
Commercial Services & Supplies–0.04%
Rentokil Initial PLC	4,078	32,235
		32,235

LVIP BlackRock Advantage Allocation Fund–12

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Communications Equipment–0.11%
Telefonaktiebolaget LM Ericsson Class B	7,500	$ 82,523
		82,523
Distributors–0.01%
D'ieteren Group	58	11,331
		11,331
Diversified Consumer Services–0.02%
Benesse Holdings, Inc.	600	11,782
		11,782
Diversified Telecommunication Services–0.05%
BCE, Inc.	241	12,538
Telecom Italia SpA	5,394	2,654
Telefonica Deutschland Holding AG	3,491	9,683
Telenor ASA	783	12,308
		37,183
Electrical Equipment–0.28%
ABB Ltd.	2,005	76,416
Legrand SA	865	101,336
Signify NV	785	36,446
		214,198
Electronic Equipment, Instruments & Components–0.16%
Hexagon AB Class B	1,551	24,569
Japan Aviation Electronics Industry Ltd.	1,000	17,331
Keyence Corp.	100	62,876
Omron Corp.	200	19,929
		124,705
Entertainment–0.06%
NetEase, Inc.	2,100	42,417
		42,417
Equity Real Estate Investment Trusts–0.05%
Link REIT	4,400	38,738
		38,738
Food & Staples Retailing–0.15%
†HelloFresh SE	125	9,580
Jeronimo Martins SGPS SA	2,926	66,958
Tesco PLC	9,742	38,227
		114,765
Food Products–0.12%
Ajinomoto Co., Inc.	400	12,177
JDE Peet's NV	419	12,927
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Food Products (continued)
Uni-President Enterprises Corp.	27,000	$ 66,847
		91,951
Gas Utilities–0.01%
Rubis SCA	356	10,643
		10,643
Health Care Equipment & Supplies–0.24%
Elekta AB Class B	2,130	26,931
Hoya Corp.	800	118,713
Olympus Corp.	500	11,514
Terumo Corp.	600	25,344
		182,502
Hotels, Restaurants & Leisure–0.10%
Aristocrat Leisure Ltd.	1,005	31,858
†Compass Group PLC	947	21,163
†Flutter Entertainment PLC	131	20,852
		73,873
Household Durables–0.07%
Nikon Corp.	3,600	38,780
Sekisui House Ltd.	500	10,758
		49,538
Industrial Conglomerates–0.61%
Jardine Cycle & Carriage Ltd.	1,700	25,987
Siemens AG	2,435	421,749
Toshiba Corp.	300	12,344
		460,080
Insurance–0.38%
Allianz SE	13	3,066
ASR Nederland NV	616	28,403
AXA SA	2,223	66,271
China Life Insurance Co. Ltd. Class H	6,000	9,942
Intact Financial Corp.	533	69,280
Manulife Financial Corp.	2,525	48,127
Ping An Insurance Group Co. of China Ltd. Class H	9,000	64,809
		289,898
Interactive Media & Services–0.15%
REA Group Ltd.	394	48,055
Rightmove PLC	5,005	53,858
Scout24 AG	165	11,521
		113,434

LVIP BlackRock Advantage Allocation Fund–13

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Internet & Direct Marketing Retail–0.10%
†Meituan Class B	2,500	$ 72,266
		72,266
IT Services–0.06%
†Shopify, Inc. Class A	34	46,814
		46,814
Life Sciences Tools & Services–0.11%
Sartorius Stedim Biotech	19	10,435
Tecan Group AG	43	26,117
WuXi AppTec Co. Ltd. Class H	2,560	44,321
		80,873
Machinery–0.53%
Amada Co. Ltd.	1,100	10,892
Atlas Copco AB Class A	207	14,304
Fluidra SA	404	16,112
Indutrade AB	548	16,731
Kone Oyj Class B	3,553	254,959
Spirax-Sarco Engineering PLC	22	4,779
Sumitomo Heavy Industries Ltd.	500	12,136
Trelleborg AB Class B	1,647	43,213
VAT Group AG	55	27,254
		400,380
Media–0.04%
Nippon Television Holdings, Inc.	2,900	29,425
		29,425
Metals & Mining–0.47%
Anglo American PLC	501	20,490
Franco-Nevada Corp.	771	106,628
Iluka Resources Ltd.	2,034	14,946
Wheaton Precious Metals Corp.	5,096	218,674
		360,738
Multi-Utilities–0.04%
Engie SA	2,126	31,500
		31,500
Oil, Gas & Consumable Fuels–0.44%
Aker BP ASA	729	22,416
BP PLC	13,819	61,819
Canadian Natural Resources Ltd.	2,501	105,679
Enbridge, Inc.	1,958	76,481
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC Class A	3,154	$ 69,238
		335,633
Personal Products–0.59%
Kao Corp.	600	$ 31,424
L'Oreal SA	880	417,734
		449,158
Pharmaceuticals–0.27%
CSPC Pharmaceutical Group Ltd.	11,200	12,166
GlaxoSmithKline PLC	1,295	28,161
Novo Nordisk AS Class B	931	104,576
†Teva Pharmaceutical Industries Ltd.	7,864	$ 63,366
		208,269
Professional Services–0.93%
Experian PLC	1,902	93,504
Intertek Group PLC	254	19,356
Randstad NV	2,152	147,101
Recruit Holdings Co. Ltd.	3,600	219,081
Teleperformance	75	33,472
Wolters Kluwer NV	1,629	192,138
		704,652
Real Estate Management & Development–0.02%
Relo Group, Inc.	500	9,023
Samhallsbyggnadsbolaget i Norden AB	317	2,325
		11,348
Road & Rail–0.06%
TFI International, Inc.	386	43,292
		43,292
Semiconductors & Semiconductor Equipment–0.94%
ASML Holding NV	675	543,090
Tokyo Electron Ltd.	300	172,672
		715,762
Software–0.58%
SAP SE	3,121	439,248
		439,248
Specialty Retail–0.28%
Fielmann AG	183	12,286
Industria de Diseno Textil SA	4,205	135,611
JB Hi-Fi Ltd.	403	14,168
Kingfisher PLC	7,670	35,121
Yamada Holdings Co. Ltd.	4,000	13,675
		210,861

LVIP BlackRock Advantage Allocation Fund–14

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Technology Hardware, Storage & Peripherals–0.06%
Canon, Inc.	1,100	$ 26,833
Konica Minolta, Inc.	2,000	9,126
Ricoh Co. Ltd.	1,400	13,050
		49,009
Textiles, Apparel & Luxury Goods–0.07%
HUGO BOSS AG	530	32,083
Kering SA	30	24,144
		56,227
Tobacco–0.59%
British American Tobacco PLC	4,071	150,624
Japan Tobacco, Inc.	11,700	236,246
Swedish Match AB	7,877	62,533
		449,403
Trading Companies & Distributors–0.18%
IMCD NV	268	59,406
†Rexel SA	2,270	46,080
Sumitomo Corp.	2,200	32,559
		138,045
Wireless Telecommunication Services–0.14%
Freenet AG	596	15,751
KDDI Corp.	900	26,320
SoftBank Corp.	2,100	26,524
SoftBank Group Corp.	800	38,352
		106,947
Total Developed Markets (Cost $8,051,146)		8,864,822
EMERGING MARKETS–4.28%
Aerospace & Defense–0.03%
†Embraer SA	4,545	20,300
		20,300
Airlines–0.11%
†AirAsia Group Bhd	51,800	9,823
†China Airlines Ltd.	26,000	25,841
†China Eastern Airlines Corp. Ltd. Class H	12,000	4,540
†Eva Airways Corp.	39,000	39,325
		79,529
Automobiles–0.13%
BYD Co. Ltd.	2,000	68,381
†XPeng, Inc. ADR	643	32,362
		100,743
Banks–0.42%
†BAWAG Group AG	212	13,002
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Banks (continued)
CTBC Financial Holding Co. Ltd.	19,000	$ 17,799
Dah Sing Banking Group Ltd.	2,000	1,708
DNB Bank ASA	2,077	$ 47,533
HDFC Bank Ltd.	1,649	32,818
Kotak Mahindra Bank Ltd.	2,034	49,146
Malayan Banking Bhd	17,200	34,268
†OTP Bank Nyrt	627	31,972
Public Bank Bhd	63,300	63,209
Turkiye Garanti Bankasi AS	19,392	16,520
Turkiye Is Bankasi AS Class C	15,685	8,525
		316,500
Beverages–0.03%
Ambev SA	8,658	24,227
Fraser & Neave Holdings Bhd	300	1,782
		26,009
Biotechnology–0.00%
Celltrion, Inc.	3	499
		499
Capital Markets–0.01%
China International Capital Corp. Ltd. Class H	2,800	7,720
		7,720
Chemicals–0.01%
Dongyue Group Ltd.	4,000	6,238
		6,238
Construction & Engineering–0.01%
Metallurgical Corp. of China Ltd. Class H	23,000	5,870
		5,870
Construction Materials–0.01%
Anhui Conch Cement Co. Ltd. Class H	1,500	7,493
		7,493
Diversified Consumer Services–0.00%
†TAL Education Group ADR	436	1,713
		1,713
Electric Utilities–0.04%
†PGE Polska Grupa Energetyczna SA	7,690	15,345
Tenaga Nasional Bhd	6,900	15,469
		30,814
Electronic Equipment, Instruments & Components–0.11%
AU Optronics Corp.	5,000	4,133

LVIP BlackRock Advantage Allocation Fund–15

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
Delta Electronics, Inc.	6,000	$ 59,533
Nan Ya Printed Circuit Board Corp.	1,000	20,599
		84,265
Food & Staples Retailing–0.01%
Magnit PJSC GDR	276	4,140
†Migros Ticaret AS	1,777	5,096
		9,236
Food Products–0.11%
Marfrig Global Foods SA	3,743	14,831
Uni-President China Holdings Ltd.	3,000	2,908
Universal Robina Corp.	24,940	62,604
		80,343
Health Care Providers & Services–0.04%
IHH Healthcare Bhd	8,600	15,152
†Netcare Ltd.	18,643	18,579
		33,731
Household Durables–0.01%
Arcelik AS	2,875	10,518
		10,518
Independent Power and Renewable Electricity Producers–0.08%
China Longyuan Power Group Corp. Ltd. Class H	4,000	9,337
Gulf Energy Development PCL	6,500	8,902
Huaneng Power International, Inc. Class H	58,000	38,753
		56,992
Insurance–0.10%
AIA Group Ltd.	7,800	78,625
		78,625
Interactive Media & Services–0.63%
†Baidu, Inc. ADR	1,069	$ 87,421
†Kuaishou Technology	1,400	12,936
†NAVER Corp.	196	62,215
Tencent Holdings Ltd.	5,400	316,346
		478,918
Internet & Direct Marketing Retail–0.18%
†Alibaba Group Holding Ltd.	2,892	44,098
Naspers Ltd. Class N	482	74,773
†Vipshop Holdings Ltd. ADR	2,252	18,917
		137,788
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
IT Services–0.06%
Infosys Ltd.	1,871	$ 47,514
		47,514
Machinery–0.04%
ANDRITZ AG	377	19,390
CIMC Enric Holdings Ltd.	8,000	11,635
		31,025
Marine–0.11%
†COSCO SHIPPING Holdings Co. Ltd. Class H	8,000	15,512
Evergreen Marine Corp. Taiwan Ltd.	3,000	15,369
MISC Bhd	25,200	42,645
Star Bulk Carriers Corp.	531	12,038
		85,564
Media–0.02%
†RTL Group SA	238	12,614
		12,614
Metals & Mining–0.15%
†Aluminum Corp. of China Ltd. Class H	18,000	9,949
Ganfeng Lithium Co. Ltd. Class H	1,000	15,736
MMC Norilsk Nickel PJSC	28	8,517
Norsk Hydro ASA	5,687	44,749
†Tung Ho Steel Enterprise Corp.	7,370	17,873
Zijin Mining Group Co. Ltd. Class H	12,000	14,281
		111,105
Multiline Retail–0.01%
Woolworths Holdings Ltd.	1,120	3,645
		3,645
Oil, Gas & Consumable Fuels–0.55%
China Suntien Green Energy Corp. Ltd. Class H	20,000	15,595
Equinor ASA	11,845	313,647
LUKOIL PJSC	236	21,014
MOL Hungarian Oil & Gas PLC	3,111	24,145
Novatek PJSC GDR	52	12,178
†SK Innovation Co. Ltd.	171	34,240
		420,819
Real Estate Management & Development–0.09%
Hysan Development Co. Ltd.	12,000	37,089
Kerry Properties Ltd.	7,500	19,525
†KWG Group Holdings Ltd.	12,000	7,849

LVIP BlackRock Advantage Allocation Fund–16

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Real Estate Management & Development (continued)
†Seazen Group Ltd.	4,000	$ 2,703
		67,166
Semiconductors & Semiconductor Equipment–0.83%
Faraday Technology Corp.	7,000	60,305
Kinsus Interconnect Technology Corp.	2,000	16,765
MediaTek, Inc.	5,000	214,548
†Nordic Semiconductor ASA	299	10,028
Taiwan Semiconductor Manufacturing Co. Ltd.	15,000	331,815
		633,461
Specialty Retail–0.05%
†Foschini Group Ltd.	2,636	20,496
Truworths International Ltd.	1,815	5,951
Zhongsheng Group Holdings Ltd.	1,500	11,696
		38,143
Technology Hardware, Storage & Peripherals–0.16%
Lenovo Group Ltd.	22,000	25,280
Samsung Electronics Co. Ltd.	1,482	97,330
		122,610
Textiles, Apparel & Luxury Goods–0.08%
ANTA Sports Products Ltd.	2,000	29,984
Li Ning Co. Ltd.	3,000	32,837
		62,821
Transportation Infrastructure–0.03%
Zhejiang Expressway Co. Ltd. Class H	22,000	19,609
		19,609
Wireless Telecommunication Services–0.03%
PLDT, Inc.	560	19,899
		19,899
Total Emerging Markets (Cost $2,663,507)		3,249,839
Total Common Stock (Cost $30,739,178)		37,981,249
PREFERRED STOCKS–0.21%
Banco Bradesco SA 5.68%	28,708	99,525
Lojas Americanas SA 3.68%	12,835	13,519
Sartorius AG 0.13%	68	45,991
Total Preferred Stocks (Cost $151,519)		159,035
	Number of Shares	Value (U.S. $)
RIGHTS–0.00%
=†Seazen Group Ltd.	190	$ 0
Total Rights (Cost $0)		0

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.11%
•Connecticut Avenue Securities Trust
Series 2019-R05 1M2 2.10% (LIBOR01M + 2.00%) 7/25/39	17,961	17,977
Series 2021-R03 1M1 0.90% (SOFR30A + 0.85%) 12/25/41	200,000	199,930
Series 2021-R03 1M2 1.70% (SOFR30A + 1.65%) 12/25/41	60,000	60,048
•Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M2 3.65% (LIBOR01M + 3.55%) 7/25/29	134,031	137,604
Series 2017-C01 1M2A 3.65% (LIBOR01M + 3.55%) 7/25/29	1,256	1,258
Series 2017-C03 1ED1 0.80% (LIBOR01M + 0.70%) 10/25/29	222,949	222,442
Series 2017-C03 1ED2 1.30% (LIBOR01M + 1.20%) 10/25/29	148,632	148,790
Series 2017-C03 1M2 3.10% (LIBOR01M + 3.00%) 10/25/29	165,865	169,742
Series 2017-C03 1M2C 3.10% (LIBOR01M + 3.00%) 10/25/29	100,000	102,774
Series 2017-C05 1M2 2.30% (LIBOR01M + 2.20%) 1/25/30	140,073	142,344
Series 2018-C01 1EA1 0.55% (LIBOR01M + 0.45%) 7/25/30	20,769	20,736
Series 2021-R01 1M2 1.60% (SOFR30A + 1.55%) 10/25/41	75,000	75,126
•Freddie Mac STACR REMIC Trust
Series 2020-DNA1 M2 1.80% (LIBOR01M + 1.70%) 1/25/50	80,854	81,064
Series 2020-DNA2 M2 1.95% (LIBOR01M + 1.85%) 2/25/50	139,728	140,191
Series 2020-DNA4 M2B 3.85% (LIBOR01M + 3.75%) 8/25/50	107,933	108,381

LVIP BlackRock Advantage Allocation Fund–17

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac STACR REMIC Trust (continued)
Series 2020-DNA6 M1 0.95% (SOFR30A + 0.90%) 12/25/50	23,339	$ 23,333
Series 2021-DNA1 M1 0.70% (SOFR30A + 0.65%) 1/25/51	38,108	38,105
Series 2021-DNA3 M1 0.80% (SOFR30A + 0.75%) 10/25/33	129,375	129,375
Series 2021-DNA3 M2 2.15% (SOFR30A + 2.10%) 10/25/33	10,000	10,168
Series 2021-DNA6 M1 0.85% (SOFR30A + 0.80%) 10/25/41	80,000	80,010
Series 2021-DNA6 M2 1.55% (SOFR30A + 1.50%) 10/25/41	80,000	80,000
Series 2021-HQA1 M1 0.75% (SOFR30A + 0.70%) 8/25/33	71,805	71,764
Series 2021-HQA2 M1 0.75% (SOFR30A + 0.70%) 12/25/33	70,000	69,975
•Freddie Mac STACR Trust
Series 2018-DNA2 M2AS 1.05% (LIBOR01M + 0.95%) 12/25/30	300,000	299,254
Series 2019-DNA2 M2 2.55% (LIBOR01M + 2.45%) 3/25/49	167,207	168,888
Series 2019-DNA3 M2 2.15% (LIBOR01M + 2.05%) 7/25/49	201,697	203,072
Series 2019-FTR2 M1 1.05% (LIBOR01M + 0.95%) 11/25/48	61,119	61,157
•Freddie Mac Structured Agency Credit Risk Debt Notes
1.15% (LIBOR01M + 1.05%) 7/25/30	175,916	176,108
Series 2014-HQ1 M3 4.20% (LIBOR01M + 4.10%) 8/25/24	15,862	15,952
Series 2017-DNA2 M2 3.55% (LIBOR01M + 3.45%) 10/25/29	250,000	257,141
Series 2017-DNA3 M2 2.60% (LIBOR01M + 2.50%) 3/25/30	248,403	253,021
Series 2017-HQA3 M2 2.45% (LIBOR01M + 2.35%) 4/25/30	176,151	178,672
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2021-DNA2 M1 0.85% (SOFR30A + 0.80%) 8/25/33	81,127	$ 81,162
•STACR Trust
Series 2018-DNA3 M1 0.85% (LIBOR01M + 0.75%) 9/25/48	283	283
Series 2018-HRP2 M2 1.35% (LIBOR01M + 1.25%) 2/25/47	53,273	53,359
Total Agency Collateralized Mortgage Obligations (Cost $3,880,852)		3,879,206
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.03%
Fannie Mae-Aces
•Series 2017-M4 A2 2.56% 12/25/26	103,995	108,767
•Series 2018-M8 A2 3.32% 6/25/28	90,000	99,143
Series 2020-M42 A2 1.27% 7/25/30	100,000	95,701
♦Freddie Mac Multifamily Structured Pass Through Certificates
Series K055 A2 2.67% 3/25/26	110,000	115,297
Series K056 A2 2.53% 5/25/26	140,000	146,045
Series K064 A2 3.22% 3/25/27	50,000	54,110
Series K090 A2 3.42% 2/25/29	70,000	77,840
Series K115 A2 1.38% 6/25/30	50,000	48,542
Series KSG1 A2 1.50% 9/25/30	40,000	39,166
Total Agency Commercial Mortgage-Backed Securities (Cost $788,832)		784,611
AGENCY MORTGAGE-BACKED SECURITIES–13.93%
Fannie Mae S.F. 15 yr
2.00% 4/1/36	255,359	261,667
2.00% 11/1/36	49,684	51,050
2.50% 6/1/36	22,647	23,501
3.00% 3/1/30	76,858	80,361
4.00% 5/1/33	20,553	21,742
4.00% 6/1/33	7,918	8,332
Fannie Mae S.F. 15 yr TBA
1.50% 1/1/37	350,000	350,937
2.00% 1/1/37	200,000	204,785
2.50% 1/1/37	50,000	51,681
3.00% 1/1/37	36,000	37,641
3.50% 1/1/37	75,000	78,941

LVIP BlackRock Advantage Allocation Fund–18

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr
2.00% 7/1/50	71,825	$ 71,667
2.00% 4/1/51	73,820	73,721
2.00% 7/1/51	73,492	73,333
2.00% 8/1/51	51,666	51,552
2.00% 10/1/51	322,056	321,361
2.00% 11/1/51	26,824	26,766
2.00% 12/1/51	300,222	299,574
2.50% 11/1/50	21,258	21,814
2.50% 3/1/51	45,878	46,922
2.50% 5/1/51	159,154	162,588
2.50% 11/1/51	60,727	62,118
2.50% 12/1/51	174,515	178,380
2.50% 1/1/52	125,000	127,651
3.00% 10/1/44	71,617	75,525
3.00% 11/1/46	24,086	25,241
3.00% 7/1/47	8,819	9,246
3.00% 12/1/49	30,265	31,363
3.50% 2/1/45	17,284	18,660
3.50% 3/1/46	12,119	13,078
3.50% 10/1/46	63,252	67,331
3.50% 12/1/46	87,832	94,828
3.50% 1/1/47	75,357	81,477
3.50% 11/1/47	12,433	13,451
3.50% 1/1/48	52,387	56,688
3.50% 2/1/48	115,072	123,835
3.50% 6/1/49	30,008	32,556
3.50% 11/1/51	160,797	172,114
4.00% 1/1/45	16,258	17,817
4.00% 3/1/45	9,855	10,755
4.00% 6/1/46	63,672	69,908
4.00% 2/1/47	31,625	34,007
4.00% 8/1/47	46,098	49,289
4.00% 9/1/47	24,226	26,463
4.00% 10/1/47	51,610	56,700
4.00% 10/1/48	84,273	89,658
4.00% 1/1/57	14,022	15,464
4.00% 2/1/57	14,296	15,767
4.50% 8/1/41	15,695	17,397
4.50% 2/1/48	345,239	378,483
4.50% 6/1/48	9,454	10,385
5.00% 2/1/35	2,209	2,494
5.00% 10/1/35	1,666	1,883
5.00% 11/1/35	2,051	2,317
5.50% 9/1/41	24,394	27,612
6.00% 12/1/36	528	611
6.00% 2/1/37	1,534	1,778
6.00% 8/1/37	1,518	1,757
6.00% 9/1/37	504	584
6.00% 5/1/38	5,204	6,035
6.00% 9/1/38	1,462	1,693
6.00% 11/1/38	1,136	1,343
6.00% 9/1/39	4,469	5,176
6.00% 3/1/40	2,149	2,491
6.00% 7/1/40	6,575	7,616
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 5/1/41	2,413	$ 2,785
6.00% 7/1/41	12,967	15,018
Fannie Mae S.F. 30 yr TBA
1.50% 1/1/52	300,000	289,701
2.00% 1/15/52	530,000	528,367
2.50% 1/15/52	450,000	459,108
4.00% 1/1/52	25,000	26,592
5.00% 1/1/52	57,000	62,113
5.50% 1/1/52	23,000	25,214
Freddie Mac S.F. 15 yr
2.00% 7/1/36	46,458	47,623
2.50% 7/1/32	153,325	159,495
2.50% 5/1/36	85,892	89,395
3.00% 5/1/29	100,890	105,886
3.50% 2/1/34	39,079	41,279
Freddie Mac S.F. 30 yr
2.00% 5/1/50	456,083	457,377
2.00% 5/1/51	108,909	108,739
2.00% 6/1/51	72,250	72,092
2.00% 12/1/51	28,906	28,844
2.50% 11/1/50	83,782	85,911
2.50% 1/1/52	100,000	102,121
3.00% 3/1/46	22,071	23,196
3.00% 7/1/46	39,588	41,543
3.00% 12/1/46	35,954	37,654
3.00% 9/1/47	983,075	1,021,955
3.00% 4/1/50	23,668	24,618
3.00% 7/1/50	14,568	15,234
3.00% 5/1/51	69,285	73,628
3.50% 10/1/42	41,087	44,393
3.50% 7/1/47	6,860	7,281
3.50% 9/1/47	21,325	22,979
3.50% 12/1/47	19,322	20,440
3.50% 2/1/48	26,636	28,209
3.50% 3/1/48	13,571	14,388
3.50% 5/1/48	12,223	12,909
4.00% 10/1/46	7,195	7,808
4.00% 10/1/47	2,188	2,332
4.00% 2/1/48	12,440	13,276
4.00% 6/1/48	11,981	13,168
4.00% 10/1/48	20,169	21,429
4.00% 12/1/48	11,777	12,682
4.00% 3/1/49	9,928	10,558
4.50% 5/1/40	48,100	53,300
4.50% 9/1/46	109,385	119,240
5.00% 7/1/48	11,261	12,322
5.50% 3/1/34	613	696
5.50% 12/1/34	554	629
5.50% 8/1/37	1,992	2,232
5.50% 4/1/38	2,175	2,490
5.50% 7/1/38	2,302	2,636
6.00% 3/1/36	1,906	2,211
6.00% 9/1/37	1,436	1,666
6.00% 1/1/38	546	629

LVIP BlackRock Advantage Allocation Fund–19

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 6/1/38	1,757	$ 2,037
GNMA I S.F. 30 yr
3.50% 6/15/43	17,536	19,514
3.50% 12/15/47	37,883	42,138
GNMA II S.F. 30 yr
2.00% 10/20/51	29,815	30,117
2.00% 12/20/51	100,000	101,011
2.50% 2/20/51	41,901	42,962
2.50% 5/20/51	23,702	24,303
2.50% 7/20/51	121,695	124,778
2.50% 8/20/51	146,971	150,695
3.00% 5/20/45	14,620	15,333
3.00% 12/20/45	17,996	18,831
3.00% 1/20/46	9,669	10,127
3.00% 2/20/46	8,985	9,402
3.00% 3/20/46	12,492	13,039
3.00% 5/20/46	11,568	12,074
3.00% 8/20/46	81,935	85,526
3.00% 4/20/49	91,502	95,332
3.00% 2/20/50	41,774	43,258
3.00% 10/20/51	24,699	25,624
3.50% 10/20/42	18,430	19,742
3.50% 4/20/45	3,785	4,005
3.50% 11/20/45	15,396	16,314
3.50% 3/20/46	33,537	35,484
3.50% 4/20/46	14,514	15,335
3.50% 6/20/46	56,700	59,719
3.50% 12/20/46	22,059	23,226
3.50% 2/20/47	9,334	9,813
3.50% 3/20/47	18,206	19,133
3.50% 4/20/48	60,350	64,823
3.50% 8/20/50	25,062	26,147
4.00% 7/20/47	31,713	33,798
4.00% 11/20/47	33,102	35,276
4.00% 3/20/48	21,014	22,337
4.00% 4/20/48	12,355	13,119
4.00% 8/20/48	23,633	24,987
4.00% 11/20/48	6,494	6,878
4.00% 2/20/50	20,989	22,109
4.50% 8/20/49	5,676	5,996
5.00% 12/20/48	6,612	7,056
5.00% 1/20/49	16,969	18,057
GNMA II S.F. 30 yr TBA
2.00% 1/1/52	420,000	423,792
2.50% 1/1/52	25,000	25,602
3.00% 1/1/52	25,000	25,866
5.00% 1/1/52	25,000	26,654
Total Agency Mortgage-Backed Securities (Cost $10,487,849)		10,585,721
CORPORATE BONDS–21.68%
Aerospace & Defense–0.25%
Boeing Co.
4.88% 5/1/25	20,000	21,881
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing Co. (continued)
5.15% 5/1/30	35,000	$ 40,779
General Dynamics Corp.
1.15% 6/1/26	40,000	39,630
2.25% 6/1/31	25,000	25,424
3.25% 4/1/25	25,000	26,425
Raytheon Technologies Corp. 3.95% 8/16/25	35,000	37,951
		192,090
Agriculture–0.73%
Altria Group, Inc.
2.45% 2/4/32	80,000	75,953
3.70% 2/4/51	20,000	18,642
4.00% 2/4/61	10,000	9,556
4.80% 2/14/29	100,000	112,794
5.80% 2/14/39	10,000	12,020
Philip Morris International, Inc.
0.88% 5/1/26	60,000	57,828
2.10% 5/1/30	40,000	39,141
2.38% 8/17/22	60,000	60,586
2.50% 8/22/22	40,000	40,506
4.25% 11/10/44	40,000	45,667
6.38% 5/16/38	40,000	56,129
Reynolds American, Inc. 5.85% 8/15/45	20,000	24,301
		553,123
Apparel–0.14%
NIKE, Inc. 3.25% 3/27/40	36,000	39,162
Ralph Lauren Corp. 1.70% 6/15/22	25,000	25,152
VF Corp. 2.05% 4/23/22	42,000	42,214
		106,528
Auto Manufacturers–0.37%
American Honda Finance Corp. 1.20% 7/8/25	20,000	19,922
General Motors Co. 6.75% 4/1/46	16,000	22,862
General Motors Financial Co., Inc.
2.40% 10/15/28	10,000	9,972
2.90% 2/26/25	35,000	36,186
3.55% 7/8/22	20,000	20,290
4.15% 6/19/23	80,000	83,203
PACCAR Financial Corp. 1.90% 2/7/23	45,000	45,544
Toyota Motor Corp. 0.68% 3/25/24	5,000	4,970
Toyota Motor Credit Corp. 1.13% 6/18/26	40,000	39,394
		282,343

LVIP BlackRock Advantage Allocation Fund–20

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment–0.03%
Aptiv PLC 3.10% 12/1/51	20,000	$ 19,051
		19,051
Banks–5.91%
μBanco Santander SA 0.70% 6/30/24	200,000	198,934
Bank of America Corp.
μ0.52% 6/14/24	170,000	168,872
μ0.98% 9/25/25	10,000	9,879
μ1.32% 6/19/26	70,000	69,256
μ1.73% 7/22/27	80,000	79,417
μ2.50% 2/13/31	40,000	40,102
μ2.68% 6/19/41	45,000	43,316
μ2.69% 4/22/32	120,000	121,779
μ3.48% 3/13/52	10,000	11,035
μ4.08% 3/20/51	67,000	80,589
4.18% 11/25/27	20,000	21,883
Bank of Montreal 0.63% 7/9/24	20,000	19,727
Bank of Nova Scotia
0.65% 7/31/24	50,000	49,373
1.05% 3/2/26	20,000	19,493
Canadian Imperial Bank of Commerce
0.45% 6/22/23	60,000	59,606
0.95% 6/23/23	30,000	30,037
2.25% 1/28/25	40,000	40,864
μ2.61% 7/22/23	10,000	10,103
Citigroup, Inc.
μ0.78% 10/30/24	190,000	188,868
μ1.46% 6/9/27	135,000	132,697
μ1.68% 5/15/24	10,000	10,111
μ3.11% 4/8/26	30,000	31,450
μ3.35% 4/24/25	85,000	88,753
4.65% 7/23/48	20,000	25,681
μFifth Third Bancorp 1.71% 11/1/27	15,000	14,815
Goldman Sachs Group, Inc.
μ0.86% 2/12/26	35,000	34,314
μ1.99% 1/27/32	45,000	43,145
2.60% 2/7/30	40,000	40,670
μ2.62% 4/22/32	45,000	45,323
μ2.91% 7/21/42	25,000	24,855
3.50% 4/1/25	75,000	79,307
3.80% 3/15/30	40,000	44,033
μ4.41% 4/23/39	45,000	53,755
5.15% 5/22/45	21,000	27,310
6.75% 10/1/37	45,000	63,805
μHSBC Holdings PLC 0.98% 5/24/25	200,000	197,582
JPMorgan Chase & Co.
μ1.47% 9/22/27	80,000	78,418
μ1.56% 12/10/25	40,000	40,043
μ1.58% 4/22/27	25,000	24,705
μ3.22% 3/1/25	100,000	103,956
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ3.33% 4/22/52	2,000	$ 2,140
3.38% 5/1/23	50,000	51,547
μ3.96% 11/15/48	120,000	140,740
μ4.03% 7/24/48	20,000	23,609
μ4.26% 2/22/48	35,000	42,786
4.95% 6/1/45	10,000	13,013
Landesbank Baden-Wuerttemberg 7.63% 2/1/23	60,000	64,215
μMitsubishi UFJ Financial Group, Inc.
0.95% 7/19/25	200,000	197,546
1.64% 10/13/27	200,000	197,387
Morgan Stanley
μ0.86% 10/21/25	90,000	88,720
μ1.51% 7/20/27	40,000	39,370
μ1.59% 5/4/27	75,000	74,261
μ1.79% 2/13/32	10,000	9,465
μ2.19% 4/28/26	45,000	45,883
μ2.48% 9/16/36	45,000	43,333
μ2.70% 1/22/31	10,000	10,231
μ2.80% 1/25/52	50,000	49,060
μ3.97% 7/22/38	50,000	56,983
4.30% 1/27/45	45,000	55,333
μ5.60% 3/24/51	46,000	68,712
Royal Bank of Canada
0.75% 10/7/24	70,000	69,290
2.25% 11/1/24	50,000	51,323
Santander Holdings USA, Inc. 3.45% 6/2/25	10,000	10,491
μSantander UK Group Holdings PLC 1.53% 8/21/26	200,000	196,730
SVB Financial Group 1.80% 2/2/31	60,000	56,844
Toronto-Dominion Bank 2.65% 6/12/24	100,000	103,726
Truist Financial Corp. 1.20% 8/5/25	70,000	69,424
Wells Fargo & Co.
μ2.41% 10/30/25	110,000	112,747
3.75% 1/24/24	50,000	52,498
μ5.01% 4/4/51	20,000	27,311
		4,492,579
Beverages–0.27%
Diageo Capital PLC 1.38% 9/29/25	200,000	198,893
PepsiCo, Inc. 4.45% 4/14/46	7,000	9,191
		208,084
Building Materials–0.28%
Carrier Global Corp.
2.24% 2/15/25	8,000	8,192
3.38% 4/5/40	80,000	83,585

LVIP BlackRock Advantage Allocation Fund–21

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Eagle Materials, Inc. 2.50% 7/1/31	60,000	$ 59,211
Martin Marietta Materials, Inc.
2.40% 7/15/31	45,000	44,794
3.20% 7/15/51	20,000	20,232
		216,014
Chemicals–0.31%
Air Products & Chemicals, Inc. 2.80% 5/15/50	3,000	3,074
Sherwin-Williams Co.
2.95% 8/15/29	70,000	73,640
3.30% 5/15/50	10,000	10,532
3.45% 6/1/27	100,000	108,187
3.80% 8/15/49	10,000	11,250
4.50% 6/1/47	20,000	24,924
		231,607
Commercial Services–0.82%
Block Financial LLC
2.50% 7/15/28	50,000	50,055
3.88% 8/15/30	5,000	5,350
Equifax, Inc. 2.35% 9/15/31	15,000	14,797
Georgetown University 2.94% 4/1/50	3,000	3,016
Northwestern University 2.64% 12/1/50	5,000	5,097
PayPal Holdings, Inc.
2.20% 9/26/22	95,000	96,342
2.85% 10/1/29	195,000	205,224
President & Fellows of Harvard College 2.52% 10/15/50	3,000	3,008
Quanta Services, Inc.
0.95% 10/1/24	55,000	54,403
2.35% 1/15/32	35,000	33,982
2.90% 10/1/30	45,000	45,762
S&P Global, Inc. 2.30% 8/15/60	58,000	50,145
University of Chicago
2.55% 4/1/50	2,000	1,951
2.76% 4/1/45	3,000	3,038
University of Southern California 2.95% 10/1/51	10,000	10,362
Verisk Analytics, Inc. 4.13% 3/15/29	30,000	33,449
Yale University 2.40% 4/15/50	5,000	4,917
		620,898
Computers–0.72%
Apple, Inc.
1.40% 8/5/28	10,000	9,792
2.65% 5/11/50	15,000	14,747
2.70% 8/5/51	30,000	29,676
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Dell International LLC/EMC Corp.
5.85% 7/15/25	50,000	$ 56,672
8.10% 7/15/36	8,000	12,173
8.35% 7/15/46	17,000	28,263
Hewlett Packard Enterprise Co. 4.45% 10/2/23	70,000	73,864
HP, Inc.
1.45% 6/17/26	60,000	58,812
2.20% 6/17/25	20,000	20,413
2.65% 6/17/31	73,000	71,967
3.00% 6/17/27	20,000	21,033
3.40% 6/17/30	10,000	10,582
6.00% 9/15/41	11,000	14,619
International Business Machines Corp. 3.50% 5/15/29	100,000	108,524
Kyndryl Holdings, Inc. 2.05% 10/15/26	10,000	9,737
NetApp, Inc. 2.38% 6/22/27	5,000	5,131
		546,005
Cosmetics & Personal Care–0.16%
Procter & Gamble Co. 1.20% 10/29/30	20,000	18,915
Unilever Capital Corp. 2.20% 5/5/22	100,000	100,475
		119,390
Diversified Financial Services–0.90%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.15% 10/29/23	150,000	149,350
Air Lease Corp. 2.88% 1/15/26	15,000	15,472
Ally Financial, Inc. 3.05% 6/5/23	10,000	10,253
American Express Co. 2.50% 8/1/22	50,000	50,515
Brookfield Finance, Inc. 4.70% 9/20/47	10,000	12,280
Intercontinental Exchange, Inc.
0.70% 6/15/23	50,000	49,886
4.25% 9/21/48	10,000	12,448
Mastercard, Inc.
2.95% 3/15/51	20,000	20,693
3.80% 11/21/46	25,000	29,563
3.85% 3/26/50	20,000	24,036
Nomura Holdings, Inc. 2.65% 1/16/25	200,000	205,675
ORIX Corp. 2.90% 7/18/22	30,000	30,346
Visa, Inc.
2.00% 8/15/50	8,000	7,006
2.15% 9/15/22	45,000	45,477
3.65% 9/15/47	20,000	23,275
		686,275

LVIP BlackRock Advantage Allocation Fund–22

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric–1.71%
Ameren Corp. 3.50% 1/15/31	10,000	$ 10,787
Appalachian Power Co. 3.70% 5/1/50	10,000	10,759
Arizona Public Service Co. 2.60% 8/15/29	50,000	50,750
Berkshire Hathaway Energy Co.
2.85% 5/15/51	10,000	9,624
4.25% 10/15/50	20,000	24,432
Black Hills Corp. 1.04% 8/23/24	5,000	4,938
CenterPoint Energy Houston Electric LLC 2.90% 7/1/50	10,000	10,075
Cleveland Electric Illuminating Co. 5.50% 8/15/24	40,000	44,025
Connecticut Light & Power Co. 4.00% 4/1/48	10,000	11,962
Consolidated Edison Co. of New York, Inc.
3.95% 4/1/50	10,000	11,424
4.13% 5/15/49	10,000	11,447
Consumers Energy Co. 2.50% 5/1/60	5,000	4,408
Dominion Energy, Inc.
3.90% 10/1/25	75,000	80,889
4.60% 3/15/49	20,000	24,953
DTE Electric Co. 2.63% 3/1/31	10,000	10,290
Duke Energy Corp.
2.45% 6/1/30	30,000	29,784
2.65% 9/1/26	135,000	139,766
Duke Energy Florida LLC 1.75% 6/15/30	30,000	28,789
Duke Energy Ohio, Inc. 2.13% 6/1/30	10,000	9,838
Duke Energy Progress LLC 2.50% 8/15/50	10,000	9,237
Entergy Arkansas LLC 2.65% 6/15/51	5,000	4,646
Entergy Corp. 4.00% 7/15/22	35,000	35,426
Entergy Louisiana LLC
3.10% 6/15/41	10,000	10,260
4.05% 9/1/23	90,000	93,596
Exelon Corp.
3.50% 6/1/22	35,000	35,324
3.95% 6/15/25	35,000	37,392
Georgia Power Co. 3.70% 1/30/50	20,000	21,263
Indiana Michigan Power Co. 4.55% 3/15/46	15,000	18,306
Interstate Power & Light Co. 2.30% 6/1/30	20,000	19,886
ITC Holdings Corp. 3.25% 6/30/26	15,000	15,811
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
National Rural Utilities Cooperative Finance Corp. 1.75% 1/21/22	85,000	$ 85,056
NextEra Energy Capital Holdings, Inc.
2.25% 6/1/30	40,000	39,759
2.75% 11/1/29	30,000	30,818
Northern States Power Co. 3.60% 9/15/47	25,000	28,104
Oncor Electric Delivery Co. LLC 3.80% 6/1/49	10,000	11,561
Pacific Gas & Electric Co.
2.50% 2/1/31	5,000	4,763
3.00% 6/15/28	5,000	5,036
3.25% 6/1/31	10,000	10,033
3.50% 8/1/50	10,000	9,264
4.50% 7/1/40	10,000	10,414
PECO Energy Co. 2.80% 6/15/50	30,000	29,344
PPL Electric Utilities Corp. 3.00% 10/1/49	15,000	15,348
Public Service Electric & Gas Co.
2.05% 8/1/50	10,000	8,451
2.70% 5/1/50	10,000	9,655
Puget Energy, Inc. 2.38% 6/15/28	10,000	9,843
San Diego Gas & Electric Co. 2.95% 8/15/51	20,000	20,127
Southern California Edison Co. 3.65% 2/1/50	15,000	15,872
Southern Co. 3.25% 7/1/26	55,000	58,184
Union Electric Co. 3.25% 10/1/49	10,000	10,629
Virginia Electric & Power Co. 3.30% 12/1/49	10,000	10,625
WEC Energy Group, Inc.
0.55% 9/15/23	40,000	39,681
1.80% 10/15/30	10,000	9,437
		1,302,091
Electrical Components & Equipment–0.09%
Emerson Electric Co.
2.00% 12/21/28	45,000	44,995
2.20% 12/21/31	25,000	24,884
		69,879
Electronics–0.24%
Agilent Technologies, Inc. 2.30% 3/12/31	35,000	34,658
Allegion U.S. Holding Co., Inc. 3.20% 10/1/24	40,000	41,595
Arrow Electronics, Inc. 2.95% 2/15/32	25,000	25,246
Flex Ltd. 3.75% 2/1/26	5,000	5,340

LVIP BlackRock Advantage Allocation Fund–23

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Honeywell International, Inc. 2.30% 8/15/24	20,000	$ 20,665
Jabil, Inc. 1.70% 4/15/26	30,000	29,918
Keysight Technologies, Inc. 4.60% 4/6/27	25,000	28,138
		185,560
Environmental Control–0.01%
Waste Connections, Inc. 2.60% 2/1/30	5,000	5,101
		5,101
Food–0.10%
General Mills, Inc. 2.88% 4/15/30	20,000	20,872
Hershey Co. 1.70% 6/1/30	10,000	9,785
McCormick & Co., Inc. 2.70% 8/15/22	45,000	45,466
		76,123
Forest Products & Paper–0.07%
Georgia-Pacific LLC 8.00% 1/15/24	50,000	56,783
		56,783
Gas–0.20%
Atmos Energy Corp. 1.50% 1/15/31	20,000	18,766
NiSource, Inc. 4.38% 5/15/47	20,000	23,549
Southern Co. Gas Capital Corp. 3.25% 6/15/26	100,000	106,152
		148,467
Health Care Products–0.39%
Baxter International, Inc. 2.60% 8/15/26	45,000	46,633
DH Europe Finance II Sarl 3.40% 11/15/49	10,000	10,716
PerkinElmer, Inc.
0.55% 9/15/23	80,000	79,322
0.85% 9/15/24	80,000	78,862
1.90% 9/15/28	35,000	34,169
2.25% 9/15/31	25,000	24,309
Thermo Fisher Scientific, Inc. 4.10% 8/15/47	20,000	24,669
		298,680
Health Care Services–0.63%
Allina Health System 2.90% 11/15/51	10,000	10,060
Anthem, Inc. 3.35% 12/1/24	95,000	100,356
Baylor Scott & White Holdings 2.84% 11/15/50	2,000	2,001
Beth Israel Lahey Health, Inc. 3.08% 7/1/51	4,000	3,943
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
CommonSpirit Health 3.91% 10/1/50	6,000	$ 6,675
HCA, Inc.
3.50% 7/15/51	40,000	40,779
5.25% 6/15/49	30,000	38,530
5.50% 6/15/47	63,000	82,438
Humana, Inc. 2.90% 12/15/22	55,000	56,083
Kaiser Foundation Hospitals 3.00% 6/1/51	7,000	7,204
Laboratory Corp. of America Holdings 2.70% 6/1/31	60,000	60,910
Memorial Sloan-Kettering Cancer Center 2.96% 1/1/50	1,000	1,021
Providence St Joseph Health Obligated Group 2.70% 10/1/51	8,000	7,732
UnitedHealth Group, Inc.
3.13% 5/15/60	30,000	30,975
4.25% 4/15/47	25,000	30,597
		479,304
Home Builders–0.09%
NVR, Inc. 3.00% 5/15/30	65,000	67,540
		67,540
Household Products Wares–0.07%
Avery Dennison Corp. 2.25% 2/15/32	50,000	48,558
Kimberly-Clark Corp. 2.88% 2/7/50	5,000	5,125
		53,683
Insurance–0.60%
Aflac, Inc.
3.25% 3/17/25	50,000	52,831
4.75% 1/15/49	30,000	39,742
Aon Corp. 2.80% 5/15/30	15,000	15,459
Athene Holding Ltd.
3.45% 5/15/52	15,000	15,066
3.95% 5/25/51	10,000	10,788
Enstar Group Ltd. 3.10% 9/1/31	15,000	14,703
Fairfax Financial Holdings Ltd. 3.38% 3/3/31	10,000	10,293
Marsh & McLennan Cos., Inc.
4.20% 3/1/48	55,000	66,755
4.75% 3/15/39	62,000	77,313
4.90% 3/15/49	65,000	87,366
MetLife, Inc. 4.05% 3/1/45	15,000	17,828
Progressive Corp. 3.95% 3/26/50	38,000	45,934
		454,078

LVIP BlackRock Advantage Allocation Fund–24

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet–0.18%
Alphabet, Inc. 2.25% 8/15/60	10,000	$ 8,911
Amazon.com, Inc.
2.10% 5/12/31	30,000	30,408
2.88% 5/12/41	10,000	10,385
3.10% 5/12/51	10,000	10,676
3.25% 5/12/61	10,000	10,765
Booking Holdings, Inc. 4.63% 4/13/30	6,000	7,012
eBay, Inc. 2.70% 3/11/30	25,000	25,553
VeriSign, Inc. 2.70% 6/15/31	30,000	30,150
		133,860
Investment Companies–0.64%
Ares Capital Corp.
2.15% 7/15/26	87,000	85,813
2.88% 6/15/28	30,000	29,867
3.25% 7/15/25	70,000	72,294
3.88% 1/15/26	13,000	13,701
4.20% 6/10/24	80,000	84,416
Barings BDC, Inc. 3.30% 11/23/26	20,000	19,781
FS KKR Capital Corp.
2.63% 1/15/27	40,000	39,475
3.40% 1/15/26	35,000	35,542
4.13% 2/1/25	20,000	20,914
4.63% 7/15/24	20,000	21,050
Goldman Sachs BDC, Inc. 2.88% 1/15/26	45,000	46,090
Golub Capital BDC, Inc.
2.05% 2/15/27	10,000	9,598
2.50% 8/24/26	10,000	9,828
		488,369
Iron & Steel–0.08%
Reliance Steel & Aluminum Co. 2.15% 8/15/30	50,000	48,583
Vale Overseas Ltd. 6.88% 11/10/39	7,000	9,398
		57,981
Lodging–0.05%
Choice Hotels International, Inc. 3.70% 12/1/29	35,000	37,193
		37,193
Machinery Diversified–0.16%
IDEX Corp. 2.63% 6/15/31	91,000	91,788
John Deere Capital Corp. 1.20% 4/6/23	30,000	30,226
		122,014
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–0.43%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 6/1/41	5,000	$ 4,875
3.95% 6/30/62	5,000	4,817
4.40% 12/1/61	15,000	15,518
4.46% 7/23/22	100,000	101,476
5.38% 4/1/38	20,000	23,867
Comcast Corp.
2.65% 8/15/62	30,000	26,623
2.89% 11/1/51	28,000	27,104
3.70% 4/15/24	30,000	31,872
4.60% 10/15/38	23,000	27,908
Fox Corp. 4.03% 1/25/24	35,000	36,963
Time Warner Cable LLC 4.50% 9/15/42	20,000	21,804
		322,827
Mining–0.06%
Newmont Corp. 2.25% 10/1/30	17,000	16,761
Southern Copper Corp.
3.88% 4/23/25	19,000	20,282
6.75% 4/16/40	5,000	6,994
		44,037
Miscellaneous Manufacturing–0.09%
3M Co.
2.25% 3/15/23	20,000	20,327
2.65% 4/15/25	40,000	41,750
Trane Technologies Luxembourg Finance SA 4.50% 3/21/49	5,000	6,186
		68,263
Office Business Equipment–0.04%
CDW LLC/CDW Finance Corp. 3.57% 12/1/31	30,000	31,212
		31,212
Oil & Gas–0.27%
BP Capital Markets America, Inc. 3.79% 2/6/24	50,000	52,634
Cenovus Energy, Inc. 4.40% 4/15/29	10,000	11,064
Chevron Corp. 1.55% 5/11/25	10,000	10,085
Conoco Funding Co. 7.25% 10/15/31	13,000	18,330
ConocoPhillips Co. 6.95% 4/15/29	17,000	22,365
Devon Energy Corp.
5.00% 6/15/45	5,000	6,044
7.88% 9/30/31	7,000	9,903
Equinor ASA 3.25% 11/18/49	10,000	10,592

LVIP BlackRock Advantage Allocation Fund–25

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil Corp.
2.99% 3/19/25	40,000	$ 42,037
3.45% 4/15/51	20,000	21,665
		204,719
Oil & Gas Services–0.04%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc. 4.08% 12/15/47	25,000	28,410
		28,410
Pharmaceuticals–0.88%
AbbVie, Inc. 2.60% 11/21/24	70,000	72,634
AmerisourceBergen Corp.
2.70% 3/15/31	13,000	13,135
3.45% 12/15/27	25,000	26,869
Bristol-Myers Squibb Co.
2.35% 11/13/40	15,000	14,225
2.55% 11/13/50	20,000	18,919
3.25% 8/15/22	150,000	152,587
Cigna Corp. 3.75% 7/15/23	24,000	24,958
CVS Health Corp. 3.00% 8/15/26	25,000	26,398
McKesson Corp. 0.90% 12/3/25	35,000	33,910
Merck & Co., Inc.
0.75% 2/24/26	85,000	83,322
4.00% 3/7/49	10,000	12,123
Novartis Capital Corp. 2.75% 8/14/50	12,000	12,119
Zoetis, Inc.
3.00% 9/12/27	100,000	105,407
3.90% 8/20/28	35,000	38,834
4.70% 2/1/43	25,000	31,864
		667,304
Pipelines–0.42%
Cheniere Corpus Christi Holdings LLC
3.70% 11/15/29	45,000	48,202
5.13% 6/30/27	70,000	78,982
Enbridge, Inc. 3.40% 8/1/51	10,000	10,136
Energy Transfer LP 5.00% 5/15/50	10,000	11,507
MPLX LP
4.50% 4/15/38	5,000	5,599
4.70% 4/15/48	10,000	11,537
4.88% 12/1/24	5,000	5,427
5.50% 2/15/49	20,000	25,540
ONEOK, Inc.
2.75% 9/1/24	45,000	46,242
5.20% 7/15/48	5,000	6,042
6.35% 1/15/31	25,000	31,384
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Williams Cos., Inc.
3.50% 11/15/30	5,000	$ 5,315
3.50% 10/15/51	15,000	15,154
5.10% 9/15/45	17,000	20,893
		321,960
Real Estate–0.03%
CBRE Services, Inc. 4.88% 3/1/26	20,000	22,353
		22,353
Real Estate Investment Trusts–0.95%
American Tower Corp.
1.30% 9/15/25	25,000	24,619
4.00% 6/1/25	45,000	48,155
4.40% 2/15/26	25,000	27,283
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85% 4/15/23	50,000	51,740
Crown Castle International Corp.
2.50% 7/15/31	25,000	24,815
3.20% 9/1/24	35,000	36,529
CubeSmart LP 2.50% 2/15/32	40,000	39,823
Essex Portfolio LP 1.70% 3/1/28	30,000	29,211
Extra Space Storage LP 2.35% 3/15/32	20,000	19,442
GLP Capital LP/GLP Financing II, Inc.
4.00% 1/15/30	20,000	21,161
4.00% 1/15/31	90,000	96,029
5.38% 4/15/26	40,000	44,543
Life Storage LP 2.20% 10/15/30	20,000	19,644
Office Properties Income Trust 3.45% 10/15/31	26,000	25,192
Public Storage
1.85% 5/1/28	55,000	54,886
1.95% 11/9/28	35,000	34,877
2.30% 5/1/31	20,000	20,179
3.39% 5/1/29	60,000	65,359
Simon Property Group LP 1.38% 1/15/27	30,000	29,299
Weyerhaeuser Co. 4.00% 4/15/30	10,000	11,152
		723,938
Retail–0.27%
Costco Wholesale Corp. 1.75% 4/20/32	56,000	54,407
Genuine Parts Co. 1.88% 11/1/30	23,000	21,583
Home Depot, Inc.
3.35% 9/15/25	30,000	32,026
4.25% 4/1/46	20,000	24,891

LVIP BlackRock Advantage Allocation Fund–26

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Lowe's Cos., Inc. 3.50% 4/1/51	30,000	$ 32,367
Starbucks Corp. 3.55% 8/15/29	20,000	21,844
Walmart, Inc. 2.65% 9/22/51	20,000	20,449
		207,567
Semiconductors–0.31%
Broadcom, Inc.
3.75% 2/15/51	35,000	36,593
4.11% 9/15/28	73,000	80,030
Intel Corp. 2.88% 5/11/24	40,000	41,644
Micron Technology, Inc. 4.66% 2/15/30	20,000	23,049
Qorvo, Inc. 1.75% 12/15/24	40,000	40,026
Texas Instruments, Inc. 2.70% 9/15/51	15,000	15,000
		236,342
Software–0.71%
Activision Blizzard, Inc. 2.50% 9/15/50	5,000	4,379
Adobe, Inc. 2.15% 2/1/27	40,000	41,146
Intuit, Inc. 1.35% 7/15/27	25,000	24,449
Microsoft Corp.
2.53% 6/1/50	9,000	8,777
2.92% 3/17/52	8,000	8,494
4.10% 2/6/37	8,000	9,687
Oracle Corp.
2.50% 4/1/25	95,000	97,226
2.88% 3/25/31	95,000	95,605
3.95% 3/25/51	25,000	25,953
Roper Technologies, Inc.
2.35% 9/15/24	25,000	25,632
3.65% 9/15/23	40,000	41,638
3.80% 12/15/26	25,000	27,386
salesforce.com, Inc.
1.50% 7/15/28	10,000	9,878
2.70% 7/15/41	10,000	9,987
ServiceNow, Inc. 1.40% 9/1/30	121,000	112,627
		542,864
Telecommunications–0.78%
AT&T, Inc.
0.90% 3/25/24	60,000	59,729
1.70% 3/25/26	55,000	54,716
3.10% 2/1/43	15,000	14,582
3.30% 2/1/52	5,000	4,896
4.45% 4/1/24	38,000	40,560
5.25% 3/1/37	90,000	111,322
Deutsche Telekom International Finance BV 8.75% 6/15/30	38,000	55,232
Motorola Solutions, Inc.
2.30% 11/15/30	6,000	5,797
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Motorola Solutions, Inc. (continued)
2.75% 5/24/31	20,000	$ 20,036
4.60% 2/23/28	20,000	22,581
Verizon Communications, Inc.
2.36% 3/15/32	70,000	68,972
3.00% 11/20/60	20,000	18,899
4.13% 8/15/46	20,000	23,194
4.50% 8/10/33	75,000	88,174
		588,690
Transportation–0.10%
Burlington Northern Santa Fe LLC 4.70% 9/1/45	25,000	32,013
United Parcel Service, Inc. 5.30% 4/1/50	30,000	44,317
		76,330
Water–0.10%
American Water Capital Corp. 2.30% 6/1/31	35,000	34,999
Essential Utilities, Inc. 3.57% 5/1/29	35,000	37,884
		72,883
Total Corporate Bonds (Cost $16,224,639)		16,470,392
MUNICIPAL BONDS–0.36%
Bay Area Toll Authority Series S3 6.91% 10/1/50	15,000	26,453
Board of Regents of the University of Texas System Series B 2.44% 8/15/49	5,000	4,943
California State University Series B 2.98% 11/1/51	15,000	15,299
City of San Antonio TX Electric & Gas Systems Revenue 2.91% 2/1/48	10,000	10,060
Dallas Area Rapid Transit Series A 2.61% 12/1/48	10,000	9,805
Dallas Fort Worth International Airport 2.84% 11/1/46	5,000	5,027
District of Columbia Water & Sewer Authority 4.81% 10/1/14	5,000	7,513
New Jersey Turnpike Authority Series A 7.10% 1/1/41	25,000	39,223
New York State Dormitory Authority Series B 3.14% 7/1/43	5,000	5,163
Port Authority of New York & New Jersey Series 21 3.29% 8/1/69	15,000	15,748

LVIP BlackRock Advantage Allocation Fund–27

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Regents of the University of California Medical Center Pooled Revenue 3.71% 5/15/20	5,000	$ 5,522
State of California 7.55% 4/1/39	35,000	58,410
State of Oregon 5.89% 6/1/27	35,000	40,996
Texas Transportation Commission 2.47% 10/1/44	10,000	9,777
Texas Transportation Commission State Highway Fund 4.00% 10/1/33	10,000	11,953
University of Virginia Series B 2.58% 11/1/51	10,000	10,106
Total Municipal Bonds (Cost $254,435)		275,998
NON-AGENCY ASSET-BACKED SECURITIES–6.31%
ACC Auto Trust Series 2021-A A 1.08% 4/15/27	149,733	149,349
Avant Loans Funding Trust
Series 2020-REV1 A 2.17% 5/15/29	150,000	150,175
Series 2021-REV1 A 1.21% 7/15/30	110,000	109,091
Carvana Auto Receivables Trust
Series 2021-N2 B 0.75% 3/10/28	34,000	33,781
Series 2021-N2 C 1.07% 3/10/28	71,000	70,455
Conn's Receivables Funding LLC Series 2020-A A 1.71% 6/16/25	10,327	10,338
Drive Auto Receivables Trust
Series 2017-3 D 3.53% 12/15/23	5,132	5,139
Series 2018-3 D 4.30% 9/16/24	27,771	28,121
Series 2018-4 D 4.09% 1/15/26	20,450	20,779
Series 2019-1 D 4.09% 6/15/26	200,000	204,411
Series 2019-2 C 3.42% 6/16/25	85,640	86,292
Series 2019-4 C 2.51% 11/17/25	156,309	157,219
Series 2020-1 C 2.36% 3/16/26	140,000	141,114
Series 2020-2 A3 0.83% 5/15/24	8,165	8,166
Series 2020-2 B 1.42% 3/17/25	60,000	60,155
Series 2020-2 C 2.28% 8/17/26	30,000	30,395
Series 2021-1 C 1.02% 6/15/27	140,000	139,984
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust (continued)
Series 2021-1 D 1.45% 1/16/29	32,000	$ 31,838
DT Auto Owner Trust Series 2019-3A C 2.74% 4/15/25	44,415	44,732
Exeter Automobile Receivables Trust
Series 2020-1A B 2.26% 4/15/24	24,864	24,881
Series 2020-3A B 0.79% 9/16/24	80,892	80,941
Series 2020-3A D 1.73% 7/15/26	40,000	40,310
Series 2021-1A C 0.74% 1/15/26	180,000	179,480
Series 2021-3A C 0.96% 10/15/26	70,000	69,163
Ford Credit Auto Owner Trust Series 2018-1 A 3.19% 7/15/31	100,000	105,352
JPMorgan Chase Bank NA - CACLN
Series 2021-2 C 0.97% 12/26/28	85,999	85,644
Series 2021-3 B 0.76% 2/26/29	257,247	255,634
OneMain Financial Issuance Trust Series 2019-2A A 3.14% 10/14/36	140,000	147,349
Santander Drive Auto Receivables Trust
Series 2018-2 D 3.88% 2/15/24	114,701	115,743
Series 2018-5 D 4.19% 12/16/24	81,116	82,004
Series 2020-2 B 0.96% 11/15/24	37,798	37,832
Series 2020-2 C 1.46% 9/15/25	60,000	60,280
Series 2020-3 B 0.69% 3/17/25	190,000	190,118
Series 2020-4 C 1.01% 1/15/26	120,000	120,160
Series 2021-1 C 0.75% 2/17/26	90,000	89,909
Series 2021-3 C 0.95% 9/15/27	100,000	99,036
Series 2021-4 C 1.26% 2/16/27	120,000	119,268
Santander Revolving Auto Loan Trust Series 2019-A A 2.51% 1/26/32	100,000	103,374
Toyota Auto Loan Extended Note Trust Series 2020-1A A 1.35% 5/25/33	100,000	99,728
Upstart Securitization Trust
Series 2020-1 A 2.32% 4/22/30	56,059	56,197

LVIP BlackRock Advantage Allocation Fund–28

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Upstart Securitization Trust (continued)
Series 2021-1 A 0.87% 3/20/31	77,157	$ 76,895
Series 2021-2 A 0.91% 6/20/31	137,410	137,128
Series 2021-3 A 0.83% 7/20/31	164,032	163,440
Series 2021-4 A 0.84% 9/20/31	163,142	161,532
Series 2021-5 A 1.31% 11/20/31	110,000	109,598
Westlake Automobile Receivables Trust
Series 2018-3A D 4.00% 10/16/23	21,872	22,012
Series 2020-2A B 1.32% 7/15/25	110,000	110,376
Series 2020-2A C 2.01% 7/15/25	150,000	151,646
Series 2020-3A B 0.78% 11/17/25	140,000	139,858
Series 2020-3A C 1.24% 11/17/25	80,000	80,150
Total Non-Agency Asset-Backed Securities (Cost $4,788,594)		4,796,572
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.74%
BANK Series 2019-BN23 A3 2.92% 12/15/52	40,000	42,261
BBCMS Mortgage Trust Series 2020-C8 A5 2.04% 10/15/53	60,000	58,887
BBCMS Trust Series 2021-C10 A5 2.49% 7/15/54	40,000	40,637
Benchmark Mortgage Trust
Series 2018-B5 A4 4.21% 7/15/51	30,000	33,851
Series 2018-B6 A4 4.26% 10/10/51	20,000	22,647
Series 2019-B15 A5 2.93% 12/15/72	40,000	42,194
Series 2020-B19 A5 1.85% 9/15/53	30,000	29,249
Series 2020-B20 A5 2.03% 10/15/53	40,000	39,500
Series 2021-B29 A5 2.39% 9/15/54	50,000	50,708
CFCRE Commercial Mortgage Trust Series 2016-C4 AM 3.69% 5/10/58	50,000	52,571
•Citigroup Commercial Mortgage Trust Series 2017-P8 AS 3.79% 9/15/50	40,000	43,233
COMM Mortgage Trust Series 2017-COR2 A3 3.51% 9/10/50	30,000	32,317
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust Series 2020-GC47 A4 2.12% 5/12/53	30,000	$ 29,665
JPM-BB Commercial Mortgage Securities Trust
Series 2013-C17 A3 3.93% 1/15/47	27,480	27,981
Series 2015-C30 A5 3.82% 7/15/48	100,000	106,493
Series 2015-C33 A4 3.77% 12/15/48	50,000	53,446
Series 2016-C1 A5 3.58% 3/15/49	30,000	31,947
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 A4 3.10% 5/15/46	40,000	40,665
Morgan Stanley Capital I Trust
Series 2015-UBS8 A3 3.54% 12/15/48	70,000	73,918
Series 2019-L3 AS 3.49% 11/15/52	20,000	21,494
Series 2020-L4 A3 2.70% 2/15/53	50,000	51,704
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 A4 3.24% 4/10/46	100,000	101,563
Wells Fargo Commercial Mortgage Trust
Series 2015-C26 AS 3.58% 2/15/48	30,000	30,993
Series 2020-C56 A5 2.45% 6/15/53	55,000	56,065
Series 2021-C60 A4 2.34% 8/15/54	40,000	40,354
WFRBS Commercial Mortgage Trust
Series 2013-C12 A4 3.20% 3/15/48	6,987	7,089
Series 2013-C14 A5 3.34% 6/15/46	20,000	20,529
•Series 2013-C18 A5 4.16% 12/15/46	50,000	52,393
•Series 2013-UBS1 A4 4.08% 3/15/46	49,794	51,955
•Series 2014-C23 AS 4.21% 10/15/57	30,000	31,602
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,341,299)		1,317,911
ΔSOVEREIGN BONDS–0.54%
INDONESIA–0.29%
Indonesia Government International Bond 4.10% 4/24/28	200,000	223,028
		223,028

LVIP BlackRock Advantage Allocation Fund–29

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
MEXICO–0.11%
Mexico Government International Bond 6.05% 1/11/40	70,000	$ 86,976
		86,976
PERU–0.04%
Peru Government International Bond
3.55% 3/10/51	5,000	5,200
5.63% 11/18/50	15,000	21,075
		26,275
URUGUAY–0.10%
Uruguay Government International Bond
4.38% 10/27/27	50,000	56,188
5.10% 6/18/50	15,000	19,808
		75,996
Total Sovereign Bonds (Cost $409,227)		412,275

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.15%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	874,889	$ 874,889
Total Money Market Fund (Cost $874,889)		874,889

TOTAL INVESTMENTS–102.05% (Cost $69,941,313)	77,537,859

	Principal Amount	Value (U.S. $)
TBA SALES–(0.62)%
AGENCY MORTGAGE-BACKED SECURITIES–(0.62)%
Fannie Mae S.F. 30 yr TBA	(430,000)	$ (445,464)
GNMA II S.F. 30 yr TBA	(25,000)	(26,031)
Total TBA Sales (Proceeds $471,393)		(471,495)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.43%)	(1,089,091)
NET ASSETS APPLICABLE TO 5,794,894 SHARES OUTSTANDING–100.00%	$75,977,273
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND STANDARD CLASS ($45,063,483 / 3,490,823 Shares)	$12.909
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND SERVICE CLASS ($30,913,790 / 2,304,071 Shares)	$13.417
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$66,063,140
Distributable earnings/(accumulated loss)	9,914,133
TOTAL NET ASSETS	$75,977,273

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
LVIP BlackRock Advantage Allocation Fund–30

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
Δ Securities have been classified by country of origin.

★ Includes $44,432 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $179,577 variation margin due from broker on futures contracts, $14,393 variation margin due from brokers on centrally cleared swap contracts, $3,765,242 payable for securities purchased, $1,708 payable for fund shares redeemed, $121,891 other accrued expenses payable, $50,507 due to manager and affiliates and $6,210 foreign capital gain taxes payable as of December 31, 2021.

The following futures contracts and swap contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
6	U.S. Treasury 10 yr Notes	$ 782,813	$ 775,024	3/22/22	$ 7,789	$ —
(3)	U.S. Treasury 10 yr Ultra Notes	(439,313)	(434,760)	3/22/22	—	(4,553)
(3)	U.S. Treasury 2 yr Notes	(654,515)	(655,449)	3/31/22	934	—
(8)	U.S. Treasury 5 yr Notes	(967,813)	(966,413)	3/31/22	—	(1,400)
19	U.S. Treasury Long Bonds	3,048,313	3,046,069	3/22/22	2,244	—
9	U.S. Treasury Ultra Bonds	1,774,125	1,737,314	3/22/22	36,811	—
					47,778	(5,953)
Equity Contracts:
1	E-mini MSCI EAFE Index	116,090	116,508	3/18/22	—	(418)
1	E-mini MSCI Emerging Markets Index	61,315	61,528	3/18/22	—	(213)
2	E-mini S&P 500 Index	475,850	479,263	3/18/22	—	(3,413)
					—	(4,044)
Total Futures Contracts					$47,778	$(9,997)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.37- Quarterly[4]	3,700,000	1.00%	12/20/26	$(83,083)	$(83,624)	$541	$—
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
LVIP BlackRock Advantage Allocation Fund–31

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:
ADR–American Depositary Receipt
EAFE–Europe Australasia Far East
GDR–Global Depository Receipt
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
JPM-BB–JPMorgan Barclays Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
MSCI–Morgan Stanley Capital International
PJSC–Public Joint Stock Company
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–32

LVIP BlackRock Advantage Allocation Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 788,078
Dividends	732,631
Foreign taxes withheld	(56,284)
1,464,425
EXPENSES:
Management fees	513,688
Custodian fees	163,127
Accounting and administration expenses	93,305
Professional fees	80,376
Pricing fees	79,432
Distribution fees-Service Class	74,208
Shareholder servicing fees	22,918
Reports and statements to shareholders	3,499
Consulting fees	2,394
Trustees’ fees and expenses	1,694
Other	8,621
1,043,262
Less:
Expenses reimbursed	(392,143)
Total operating expenses	651,119
NET INVESTMENT INCOME	813,306
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	6,980,058
Foreign currencies	(10,876)
Futures contracts	(148,991)
Swap contracts	(67,744)
Net realized gain	6,752,447
Net change in unrealized appreciation (depreciation) of:
Investments**	(1,761,520)
Foreign currencies	(37,895)
Futures contracts	28,016
Swap contracts	541
Net change in unrealized appreciation (depreciation)	(1,770,858)
NET REALIZED AND UNREALIZED GAIN	4,981,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,794,895

*	Includes $7,035 foreign capital gains taxes paid.
**	Includes $2,086 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 813,306	$ 1,036,959
Net realized gain	6,752,447	4,270,824
Net change in unrealized appreciation (depreciation)	(1,770,858)	4,021,147
Net increase in net assets resulting from operations	5,794,895	9,328,930
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,785,446)	(4,028,042)
Service Class	(2,339,276)	(2,024,158)
	(6,124,722)	(6,052,200)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,444,093	4,170,246
Service Class	4,085,277	5,880,539
Reinvestment of dividends and distributions:
Standard Class	3,785,446	4,028,042
Service Class	2,339,276	2,024,158
	14,654,092	16,102,985
Cost of shares redeemed:
Standard Class	(15,821,040)	(6,486,919)
Service Class	(3,743,781)	(3,918,164)
	(19,564,821)	(10,405,083)
Increase (decrease) in net assets derived from capital share transactions	(4,910,729)	5,697,902
NET INCREASE (DECREASE) IN NET ASSETS	(5,240,556)	8,974,632
NET ASSETS:
Beginning of year	81,217,829	72,243,197
End of year	$ 75,977,273	$ 81,217,829
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–33

LVIP BlackRock Advantage Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 13.029	$ 12.471	$ 11.521	$ 15.182	$ 14.235
Income (loss) from investment operations:
Net investment income[2]	0.152	0.189	0.271	0.271	0.254
Net realized and unrealized gain (loss)	0.851	1.425	1.634	(0.928)	1.771
Total from investment operations	1.003	1.614	1.905	(0.657)	2.025
Less dividends and distributions from:
Net investment income	(0.178)	(0.220)	(0.323)	(0.290)	(0.327)
Net realized gain	(0.945)	(0.836)	(0.632)	(2.714)	(0.751)
Total dividends and distributions	(1.123)	(1.056)	(0.955)	(3.004)	(1.078)
Net asset value, end of period	$ 12.909	$ 13.029	$ 12.471	$ 11.521	$ 15.182
Total return[3]	7.71%	13.13%	16.66%	(5.37%)	14.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,063	$ 52,757	$ 48,950	$ 49,857	$ 70,230
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.23%	1.22%	1.15%	1.11%	1.05%
Ratio of net investment income to average net assets	1.12%	1.50%	2.17%	1.90%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.62%	1.01%	1.75%	1.52%	1.36%
Portfolio turnover	230%	321%	145%	255%	566%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–34

LVIP BlackRock Advantage Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 13.503	$ 12.894	$ 11.888	$ 15.575	$ 14.580
Income (loss) from investment operations:
Net investment income[2]	0.122	0.163	0.247	0.238	0.222
Net realized and unrealized gain (loss)	0.881	1.471	1.685	(0.951)	1.812
Total from investment operations	1.003	1.634	1.932	(0.713)	2.034
Less dividends and distributions from:
Net investment income	(0.144)	(0.189)	(0.294)	(0.260)	(0.288)
Net realized gain	(0.945)	(0.836)	(0.632)	(2.714)	(0.751)
Total dividends and distributions	(1.089)	(1.025)	(0.926)	(2.974)	(1.039)
Net asset value, end of period	$ 13.417	$ 13.503	$ 12.894	$ 11.888	$ 15.575
Total return[3]	7.43%	12.85%	16.38%	(5.60%)	14.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,914	$ 28,461	$ 23,293	$ 17,247	$ 15,298
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.48%	1.47%	1.40%	1.36%	1.30%
Ratio of net investment income to average net assets	0.87%	1.25%	1.92%	1.65%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.76%	1.50%	1.27%	1.11%
Portfolio turnover	230%	321%	145%	255%	566%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–35

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Advantage Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Advantage Allocation Fund–36

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP BlackRock Advantage Allocation Fund is $20,623 and $21,516 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP BlackRock Advantage Allocation Fund–37

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 200,061	$ 360,398	$ 392,143	$ 952,602
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$4,626
Legal	748
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,171 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$44,432
Management fees payable to LIAC	42,111
Distribution fees payable to LFD	6,517
Shareholder servicing fees payable to Lincoln Life	1,879
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 93,499,562
Purchases of U.S. government securities	85,168,836
Sales other than U.S. government securities	102,713,227
Sales of U.S. government securities	84,826,187
LVIP BlackRock Advantage Allocation Fund–38

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$70,137,061
Aggregate unrealized appreciation of investments and derivatives	$ 8,445,246
Aggregate unrealized depreciation of investments and derivatives	(1,044,448)
Net unrealized appreciation of investments and derivatives	$ 7,400,798
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 181,398	$ —	$—	$ 181,398
Air Freight & Logistics	370,304	—	—	370,304
Auto Components	—	12,825	—	12,825
Automobiles	462,870	—	—	462,870
Banks	968,841	—	—	968,841
Biotechnology	481,414	—	—	481,414
Building Products	18,047	—	—	18,047
Capital Markets	780,997	—	—	780,997
Chemicals	59,306	23,263	—	82,569
Commercial Services & Supplies	88,451	—	—	88,451
Communications Equipment	46,052	363,370	—	409,422
Construction & Engineering	24,454	—	—	24,454
Construction Materials	59,707	—	—	59,707
Consumer Finance	99,972	—	—	99,972
Diversified Consumer Services	156,071	—	—	156,071
LVIP BlackRock Advantage Allocation Fund–39

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Diversified Financial Services	$ 86,710	$ —	$—	$ 86,710
Diversified Telecommunication Services	449,045	20,881	—	469,926
Electric Utilities	284,793	—	—	284,793
Electronic Equipment, Instruments & Components	154,263	—	—	154,263
Energy Equipment & Services	28,363	—	—	28,363
Entertainment	188,877	—	—	188,877
Equity Real Estate Investment Trusts	1,012,159	—	—	1,012,159
Food & Staples Retailing	648,489	—	—	648,489
Food Products	12,603	—	—	12,603
Gas Utilities	—	15,127	—	15,127
Health Care Equipment & Supplies	955,076	11,495	—	966,571
Health Care Providers & Services	559,295	—	—	559,295
Health Care Technology	14,859	—	—	14,859
Hotels, Restaurants & Leisure	242,606	—	—	242,606
Household Durables	30,583	—	—	30,583
Household Products	99,250	—	—	99,250
Independent Power and Renewable Electricity Producers	11	—	—	11
Industrial Conglomerates	419,105	—	—	419,105
Insurance	1,288,829	—	—	1,288,829
Interactive Media & Services	1,151,136	16,620	—	1,167,756
Internet & Direct Marketing Retail	710,214	—	—	710,214
IT Services	937,838	—	—	937,838
Leisure Products	12,876	—	—	12,876
Life Sciences Tools & Services	845,651	—	—	845,651
Machinery	246,565	—	—	246,565
Marine	12,267	29,858	—	42,125
Media	356,890	—	—	356,890
Metals & Mining	198,739	—	—	198,739
Mortgage Real Estate Investment Trusts (REITs)	3,093	—	—	3,093
Multiline Retail	41,687	—	—	41,687
Multi-Utilities	420,235	—	—	420,235
Oil, Gas & Consumable Fuels	699,538	—	—	699,538
Personal Products	403,518	—	—	403,518
Pharmaceuticals	1,662,826	—	—	1,662,826
Professional Services	241,912	—	—	241,912
Real Estate Management & Development	71,756	—	—	71,756
Road & Rail	185,688	—	—	185,688
Semiconductors & Semiconductor Equipment	1,242,000	—	—	1,242,000
Software	3,162,106	—	—	3,162,106
Specialty Retail	345,484	—	—	345,484
Technology Hardware, Storage & Peripherals	1,649,727	—	—	1,649,727
Textiles, Apparel & Luxury Goods	158,162	—	—	158,162
Tobacco	311,125	—	—	311,125
Trading Companies & Distributors	29,316	—	—	29,316
Developed Markets
Aerospace & Defense	—	44,170	—	44,170
Air Freight & Logistics	22,196	161,767	—	183,963
Auto Components	32,047	72,532	—	104,579
Automobiles	31,189	60,926	—	92,115
Banks	276,092	334,526	—	610,618
Beverages	250,768	—	—	250,768
Biotechnology	48,648	33,928	—	82,576
Building Products	39,569	—	—	39,569
Capital Markets	52,350	59,429	—	111,779
Chemicals	37,137	385,902	—	423,039
Commercial Services & Supplies	32,235	—	—	32,235
LVIP BlackRock Advantage Allocation Fund–40

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Developed Markets (continued)
Communications Equipment	$ —	$ 82,523	$—	$ 82,523
Distributors	11,331	—	—	11,331
Diversified Consumer Services	—	11,782	—	11,782
Diversified Telecommunication Services	12,538	24,645	—	37,183
Electrical Equipment	137,782	76,416	—	214,198
Electronic Equipment, Instruments & Components	—	124,705	—	124,705
Entertainment	42,417	—	—	42,417
Equity Real Estate Investment Trusts	38,738	—	—	38,738
Food & Staples Retailing	105,185	9,580	—	114,765
Food Products	12,927	79,024	—	91,951
Gas Utilities	10,643	—	—	10,643
Health Care Equipment & Supplies	—	182,502	—	182,502
Hotels, Restaurants & Leisure	73,873	—	—	73,873
Household Durables	—	49,538	—	49,538
Industrial Conglomerates	25,987	434,093	—	460,080
Insurance	286,832	3,066	—	289,898
Interactive Media & Services	101,913	11,521	—	113,434
Internet & Direct Marketing Retail	72,266	—	—	72,266
IT Services	46,814	—	—	46,814
Life Sciences Tools & Services	54,756	26,117	—	80,873
Machinery	4,779	395,601	—	400,380
Media	—	29,425	—	29,425
Metals & Mining	360,738	—	—	360,738
Multi-Utilities	31,500	—	—	31,500
Oil, Gas & Consumable Fuels	313,217	22,416	—	335,633
Personal Products	417,734	31,424	—	449,158
Pharmaceuticals	84,238	124,031	—	208,269
Professional Services	485,571	219,081	—	704,652
Real Estate Management & Development	—	11,348	—	11,348
Road & Rail	43,292	—	—	43,292
Semiconductors & Semiconductor Equipment	543,090	172,672	—	715,762
Software	—	439,248	—	439,248
Specialty Retail	49,289	161,572	—	210,861
Technology Hardware, Storage & Peripherals	—	49,009	—	49,009
Textiles, Apparel & Luxury Goods	24,144	32,083	—	56,227
Tobacco	150,624	298,779	—	449,403
Trading Companies & Distributors	105,486	32,559	—	138,045
Wireless Telecommunication Services	—	106,947	—	106,947
Emerging Markets
Aerospace & Defense	—	20,300	—	20,300
Airlines	14,363	65,166	—	79,529
Automobiles	100,743	—	—	100,743
Banks	215,048	101,452	—	316,500
Beverages	1,782	24,227	—	26,009
Biotechnology	—	499	—	499
Capital Markets	7,720	—	—	7,720
Chemicals	6,238	—	—	6,238
Construction & Engineering	5,870	—	—	5,870
Construction Materials	7,493	—	—	7,493
Diversified Consumer Services	1,713	—	—	1,713
Electric Utilities	15,469	15,345	—	30,814
Electronic Equipment, Instruments & Components	—	84,265	—	84,265
Food & Staples Retailing	9,236	—	—	9,236
Food Products	80,343	—	—	80,343
Health Care Providers & Services	33,731	—	—	33,731
Household Durables	10,518	—	—	10,518
LVIP BlackRock Advantage Allocation Fund–41

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Emerging Markets (continued)
Independent Power and Renewable Electricity Producers	$ 56,992	$ —	$—	$ 56,992
Insurance	78,625	—	—	78,625
Interactive Media & Services	416,703	62,215	—	478,918
Internet & Direct Marketing Retail	137,788	—	—	137,788
IT Services	47,514	—	—	47,514
Machinery	11,635	19,390	—	31,025
Marine	70,195	15,369	—	85,564
Media	—	12,614	—	12,614
Metals & Mining	39,966	71,139	—	111,105
Multiline Retail	3,645	—	—	3,645
Oil, Gas & Consumable Fuels	27,773	393,046	—	420,819
Real Estate Management & Development	67,166	—	—	67,166
Semiconductors & Semiconductor Equipment	—	633,461	—	633,461
Specialty Retail	38,143	—	—	38,143
Technology Hardware, Storage & Peripherals	25,280	97,330	—	122,610
Textiles, Apparel & Luxury Goods	62,821	—	—	62,821
Transportation Infrastructure	19,609	—	—	19,609
Wireless Telecommunication Services	19,899	—	—	19,899
Preferred Stocks	—	159,035	—	159,035
Rights	—	—	—*	0
Agency Collateralized Mortgage Obligations	—	3,879,206	—	3,879,206
Agency Commercial Mortgage-Backed Securities	—	784,611	—	784,611
Agency Mortgage-Backed Securities	—	10,585,721	—	10,585,721
Corporate Bonds	—	16,470,392	—	16,470,392
Municipal Bonds	—	275,998	—	275,998
Non-Agency Asset-Backed Securities	—	4,796,572	—	4,796,572
Non-Agency Commercial Mortgage-Backed Securities	—	1,317,911	—	1,317,911
Sovereign Bonds	—	412,275	—	412,275
Money Market Fund	874,889	—	—	874,889
Total Investments	$32,351,994	$45,185,865	$—	$77,537,859
Liabilities:
TBA Sales	$ —	$ (471,495)	$—	(471,495)
Derivatives:

Assets:
Futures Contracts	$47,778	$ —	$—	$47,778
Swap Contract	$ —	$541	$—	$ 541
Liabilities:
Futures Contracts	$ (9,997)	$ —	$—	$ (9,997)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, the tax treatment of swaps, mark-to-market of futures contracts and foreign currency and tax treatment of market discount and premium on debt
LVIP BlackRock Advantage Allocation Fund–42

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$5,301,913	$4,448,980
Long-term capital gains	822,809	1,603,220
Total	$6,124,722	$6,052,200
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 101,640
Undistributed long-term capital gains	2,411,706
Net unrealized appreciation	7,400,787
Distributable earnings/(accumulated loss)	$9,914,133
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	327,299	332,762
Service Class	291,426	455,228
Shares reinvested:
Standard Class	289,820	310,854
Service Class	172,490	150,876
	1,081,035	1,249,720
Shares redeemed:
Standard Class	(1,175,355)	(519,708)
Service Class	(267,680)	(304,813)
	(1,443,035)	(824,521)
Net increase (decrease)	(362,000)	425,199
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund
LVIP BlackRock Advantage Allocation Fund–43

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts as a cash management tool and to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2021, the notional value of the protection sold was USD 0, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing
LVIP BlackRock Advantage Allocation Fund–44

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2021, net unrealized depreciation of the protection sold was $0.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to gain exposure to certain securities or markets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(4,044)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	47,778	Liabilities net of receivables and other assets	(5,953)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	541	Liabilities net of receivables and other assets	—
Total		$48,319		$(9,997)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 161,089	$(23,788)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(310,080)	51,804
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(67,744)	541
Total		$(216,735)	$ 28,557
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,815,026	$1,311,760
CDS contracts (average notional value)	—	530,769
Interest rate swap contracts (average notional value)	41,538	339,231
LVIP BlackRock Advantage Allocation Fund–45

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP BlackRock Advantage Allocation Fund–46

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Advantage Allocation Fund–47

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Advantage Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Advantage Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Advantage Allocation Fund–48

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a "Fund" and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP BlackRock Advantage Allocation Fund–49

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Advantage Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Advantage Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP BlackRock Advantage Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that BlackRock became subadviser effective May 1, 2017. The Board considered that LIAC would continue to monitor performance closely. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, noting BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Advantage Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Advantage Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Advantage Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Advantage Allocation Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Advantage Allocation Fund–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Advantage Allocation Fund–55

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Schroder Investment Management North America Inc.
The Fund returned 23.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Value Index1, returned 25.16%.
Coordinated monetary and fiscal policy stimulus continued to assist in the healing of the U.S. economy, as the accommodative backdrop helped to stoke robust consumer demand for goods & services, and aided strong corporate earnings growth and resilient profit margins. Enhancements in vaccine supply & distribution, improvements in therapeutics, and progress toward heard immunity (via a combination of vaccines and infections) also helped markets to shrug off bouts of COVID-19 variant concerns. Fed policy also continued to evolve during the year, with the U.S. central bank signaling in December that it will slow its bond purchases at a quicker pace and that it has “penciled in the potential for three rate hikes next year.”
The largest detractor from relative performance was stock selection and allocation decisions in the health care (“HC”) sector. Notably, a large overweight allocation to the health care equipment & supplies industry weighed on relative return, as did stock selection decisions in pharmaceuticals. In addition to company specific weakness (i.e., Philips and Bayer) in the sector, the Fund’s exposure to the reopening trade via overweight positions in medical device manufacturers and a lack of exposure to COVID beneficiaries (i.e. Pfizer and Danaher) proved costly. In communication services, stock selection and allocation decisions in the media industry hindered relative results, including the Fund’s large underweight allocation to ViacomCBS Inc. and large overweight allocation to Comcast Corporation. Other detractors during the period included stock selection in the industrials and consumer staples sectors. The Fund’s cash position, which averaged 4.3% for the period, also dampened relative return amid rising U.S. stock prices.
The largest contributor to relative performance was the Fund’s large underweight allocation to the utilities sector, including underweight positions in the electric utilities and multi-utilities industries. In materials, stock selection and an underweight allocation to companies in the containers & packaging industry boosted relative return, as did an underweight to metals & mining operators. Other contributors during the annual period included stock selection in the consumer discretionary sector and, at the industry level, stock selection among capital markets companies.
Derivatives were not used in the portfolio during the reporting period.
The past year was remarkable in many respects. The annual return of U.S. value stocks rivaled growth stocks for the first time in half a decade, earnings growth and positive revenue & earnings surprises reached historic proportions, and inflation readings were higher than levels seen by many present-day investors.
In 2021, a combination of cost-push and demand-pull forces contributed to the persistence of inflation. For example, on the cost-push side we saw higher prices for raw materials, rising labor costs, and continued supply chain friction. On the demand-pull side we saw the effects of aggressive monetary and fiscal policy initiatives in the form of robust consumer demand. This resulted in year-over-year changes in sticky-price CPI1, as measured by the Federal Reserve Bank of Atlanta, that exceeded 3.0% per annum for the first time since November 2008.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Suzanne Henige
Franco Tapia
David Zhao
Amy Whitelaw
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,122. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $33,846. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 23.07%
Five Years	+ 9.61%
Ten Years	+ 9.20%
Service Class Shares
One Year	+ 22.76%
Five Years	+ 9.34%
Ten Years	+ 8.93%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
2. Sticky-price CPI is comprised of consumer price index (“CPI”) components that reprice slowly and with low volatility.
Performance commentary for the LVIP BlackRock Dividend Value Managed Volatility Fund Aggregate account is written relative to the Dow Jones U.S. Select Dividend Index.
LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,044.20	0.65%	$3.35
Service Class Shares	1,000.00	1,042.90	0.90%	4.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.65%	$3.31
Service Class Shares	1,000.00	1,020.70	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	91.19%
Aerospace & Defense	2.30%
Auto Components	0.52%
Automobiles	1.36%
Banks	10.60%
Beverages	1.90%
Biotechnology	0.35%
Capital Markets	3.93%
Chemicals	1.77%
Communications Equipment	2.04%
Consumer Finance	0.49%
Containers & Packaging	1.28%
Distributors	0.25%
Diversified Consumer Services	0.11%
Diversified Financial Services	0.57%
Diversified Telecommunication Services	1.89%
Electric Utilities	4.53%
Electrical Equipment	0.36%
Entertainment	0.39%
Food & Staples Retailing	0.27%
Food Products	0.29%
Gas Utilities	0.20%
Health Care Equipment & Supplies	3.45%
Health Care Providers & Services	6.35%
Hotels, Restaurants & Leisure	0.21%
Household Durables	1.52%
Household Products	0.48%
Industrial Conglomerates	1.50%
Insurance	6.79%
IT Services	3.97%
Machinery	0.84%
Media	2.73%
Metals & Mining	0.29%
Multiline Retail	1.01%
Multi-Utilities	4.50%
Oil, Gas & Consumable Fuels	6.51%
Personal Products	1.36%
Pharmaceuticals	4.76%
Professional Services	0.70%
Road & Rail	0.69%
Semiconductors & Semiconductor Equipment	0.61%
Software	1.96%
Specialty Retail	1.09%
Technology Hardware, Storage & Peripherals	1.08%
Textiles, Apparel & Luxury Goods	0.14%
Thrifts & Mortgage Finance	0.15%
Security Type/Sector	Percentage of Net Assets
Tobacco	1.94%
Trading Companies & Distributors	0.25%
Wireless Telecommunication Services	0.91%
Money Market Fund	8.11%
Total Investments	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Wells Fargo & Co.	2.59%
Cisco Systems, Inc.	2.04%
Anthem, Inc.	2.04%
American International Group, Inc.	2.00%
Citigroup, Inc.	1.99%
Bank of America Corp.	1.78%
AstraZeneca PLC	1.45%
Sanofi	1.43%
General Motors Co.	1.36%
Unilever PLC ADR	1.36%
Total	18.04%

ADR–American Depositary Receipt
IT–Information Technology

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–91.19%
Aerospace & Defense–2.30%
BAE Systems PLC	3,257,585	$ 24,242,354
Huntington Ingalls Industries, Inc.	17,919	3,346,194
Lockheed Martin Corp.	27,945	9,931,932
Raytheon Technologies Corp.	89,335	7,688,170
		45,208,650
Auto Components–0.52%
Lear Corp.	55,312	10,119,330
		10,119,330
Automobiles–1.36%
†General Motors Co.	454,435	26,643,524
		26,643,524
Banks–10.60%
Bank of America Corp.	784,171	34,887,768
Citigroup, Inc.	647,127	39,079,999
Citizens Financial Group, Inc.	106,801	5,046,347
Comerica, Inc.	70,046	6,094,002
Fifth Third Bancorp	108,363	4,719,209
First Citizens BancShares, Inc. Class A	13,690	11,360,510
First Horizon Corp.	271,779	4,438,151
FNB Corp.	154,083	1,869,027
Huntington Bancshares, Inc.	317,391	4,894,169
JPMorgan Chase & Co.	112,396	17,797,907
KeyCorp	229,867	5,316,824
People's United Financial, Inc.	215,894	3,847,231
Regions Financial Corp.	185,090	4,034,962
Truist Financial Corp.	71,136	4,165,013
U.S. Bancorp	82,674	4,643,798
United Bankshares, Inc.	62,086	2,252,480
Valley National Bancorp	187,619	2,579,761
Wells Fargo & Co.	1,060,643	50,889,651
		207,916,809
Beverages–1.90%
Coca-Cola Co.	312,574	18,507,507
Constellation Brands, Inc. Class A	74,725	18,753,733
		37,261,240
Biotechnology–0.35%
Gilead Sciences, Inc.	95,877	6,961,629
		6,961,629
Capital Markets–3.93%
Apollo Global Management, Inc.	160,296	11,610,239
Charles Schwab Corp.	210,846	17,732,149
Federated Hermes, Inc.	42,033	1,579,600
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Franklin Resources, Inc.	130,192	$ 4,360,130
Invesco Ltd.	145,196	3,342,412
Janus Henderson Group PLC	83,589	3,505,723
Lazard Ltd. Class A	53,834	2,348,777
Morgan Stanley	162,208	15,922,337
Raymond James Financial, Inc.	166,565	16,723,126
		77,124,493
Chemicals–1.77%
CF Industries Holdings, Inc.	71,150	5,035,997
Corteva, Inc.	169,694	8,023,132
DuPont de Nemours, Inc.	51,004	4,120,103
Huntsman Corp.	99,325	3,464,456
LyondellBasell Industries NV Class A	49,530	4,568,152
PPG Industries, Inc.	55,213	9,520,930
		34,732,770
Communications Equipment–2.04%
Cisco Systems, Inc.	631,299	40,005,418
		40,005,418
Consumer Finance–0.49%
Capital One Financial Corp.	65,983	9,573,473
		9,573,473
Containers & Packaging–1.28%
International Paper Co.	100,271	4,710,732
Packaging Corp. of America	28,501	3,880,411
Sealed Air Corp.	173,350	11,695,924
Sonoco Products Co.	49,947	2,891,432
Westrock Co.	46,142	2,046,859
		25,225,358
Distributors–0.25%
Genuine Parts Co.	35,585	4,989,017
		4,989,017
Diversified Consumer Services–0.11%
H&R Block, Inc.	89,660	2,112,390
		2,112,390
Diversified Financial Services–0.57%
Equitable Holdings, Inc.	342,635	11,235,002
		11,235,002
Diversified Telecommunication Services–1.89%
AT&T, Inc.	329,435	8,104,101
Lumen Technologies, Inc.	456,852	5,733,493
Verizon Communications, Inc.	448,714	23,315,179
		37,152,773
LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–4.53%
Alliant Energy Corp.	91,843	$ 5,645,589
American Electric Power Co., Inc.	134,973	12,008,548
Edison International	189,045	12,902,321
Entergy Corp.	61,403	6,917,048
Eversource Energy	49,142	4,470,939
Exelon Corp.	125,440	7,245,414
FirstEnergy Corp.	180,491	7,506,621
IDACORP, Inc.	23,966	2,715,587
NextEra Energy, Inc.	37,230	3,475,793
NRG Energy, Inc.	114,324	4,925,078
OGE Energy Corp.	95,214	3,654,313
Pinnacle West Capital Corp.	52,427	3,700,822
PPL Corp.	305,776	9,191,627
Xcel Energy, Inc.	66,544	4,505,029
		88,864,729
Electrical Equipment–0.36%
Eaton Corp. PLC	22,214	3,839,023
Emerson Electric Co.	34,036	3,164,327
		7,003,350
Entertainment–0.39%
Activision Blizzard, Inc.	114,452	7,614,492
		7,614,492
Food & Staples Retailing–0.27%
Walgreens Boots Alliance, Inc.	102,446	5,343,583
		5,343,583
Food Products–0.29%
General Mills, Inc.	83,833	5,648,668
		5,648,668
Gas Utilities–0.20%
New Jersey Resources Corp.	48,101	1,975,027
†Southwest Gas Holdings, Inc.	27,310	1,913,066
		3,888,093
Health Care Equipment & Supplies–3.45%
Alcon, Inc.	71,561	6,312,063
Becton Dickinson & Co.	13,876	3,489,536
Koninklijke Philips NV	355,830	13,273,505
Medtronic PLC	257,175	26,604,754
Zimmer Biomet Holdings, Inc.	141,165	17,933,602
		67,613,460
Health Care Providers & Services–6.35%
Anthem, Inc.	86,221	39,966,882
Cigna Corp.	83,128	19,088,683
CVS Health Corp.	173,482	17,896,403
Humana, Inc.	44,034	20,425,611
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Laboratory Corp. of America Holdings	15,115	$ 4,749,284
McKesson Corp.	35,017	8,704,176
UnitedHealth Group, Inc.	27,605	13,861,575
		124,692,614
Hotels, Restaurants & Leisure–0.21%
McDonald's Corp.	15,563	4,171,973
		4,171,973
Household Durables–1.52%
Garmin Ltd.	20,573	2,801,426
Leggett & Platt, Inc.	60,855	2,504,792
Newell Brands, Inc.	636,644	13,904,305
Panasonic Corp.	972,400	10,689,386
		29,899,909
Household Products–0.48%
Kimberly-Clark Corp.	35,014	5,004,201
Reckitt Benckiser Group PLC	51,161	4,391,770
		9,395,971
Industrial Conglomerates–1.50%
General Electric Co.	207,229	19,576,923
Siemens AG	56,414	9,771,062
		29,347,985
Insurance–6.79%
Allstate Corp.	50,280	5,915,442
American International Group, Inc.	689,514	39,205,766
Cincinnati Financial Corp.	32,093	3,656,356
Fidelity National Financial, Inc.	427,545	22,309,298
MetLife, Inc.	335,553	20,968,707
Old Republic International Corp.	131,809	3,239,865
Principal Financial Group, Inc.	85,599	6,191,376
Progressive Corp.	60,477	6,207,964
Prudential Financial, Inc.	75,722	8,196,149
Unum Group	96,220	2,364,126
Willis Towers Watson PLC	63,011	14,964,482
		133,219,531
IT Services–3.97%
Cognizant Technology Solutions Corp. Class A	295,722	26,236,456
Fidelity National Information Services, Inc.	214,427	23,404,707
International Business Machines Corp.	56,796	7,591,353
†Kyndryl Holdings, Inc.	11,439	207,046
Visa, Inc. Class A	77,534	16,802,393

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Western Union Co.	202,558	$ 3,613,635
		77,855,590
Machinery–0.84%
Caterpillar, Inc.	11,465	2,370,274
Komatsu Ltd.	602,700	14,094,734
		16,465,008
Media–2.73%
Comcast Corp. Class A	483,983	24,358,864
Fox Corp. Class A	466,721	17,218,281
Interpublic Group of Cos., Inc.	182,435	6,832,191
Omnicom Group, Inc.	70,483	5,164,289
		53,573,625
Metals & Mining–0.29%
Newmont Corp.	92,027	5,707,515
		5,707,515
Multiline Retail–1.01%
Dollar General Corp.	83,838	19,771,516
		19,771,516
Multi-Utilities–4.50%
Ameren Corp.	60,663	5,399,614
Avista Corp.	33,212	1,411,178
Black Hills Corp.	29,771	2,100,939
CenterPoint Energy, Inc.	579,797	16,182,134
CMS Energy Corp.	74,618	4,853,901
Dominion Energy, Inc.	66,841	5,251,029
DTE Energy Co.	38,671	4,622,731
NiSource, Inc.	488,282	13,481,466
NorthWestern Corp.	24,849	1,420,369
Public Service Enterprise Group, Inc.	238,741	15,931,187
Sempra Energy	96,690	12,790,153
WEC Energy Group, Inc.	51,094	4,959,695
		88,404,396
Oil, Gas & Consumable Fuels–6.51%
BP PLC	5,454,415	24,400,231
Chevron Corp.	61,378	7,202,708
ConocoPhillips	286,236	20,660,514
†DTE Midstream LLC	19,444	932,923
Enterprise Products Partners LP	1,071,138	23,522,190
†EQT Corp.	222,511	4,852,965
Exxon Mobil Corp.	137,269	8,399,490
Hess Corp.	78,585	5,817,648
Marathon Petroleum Corp.	215,613	13,797,076
ONEOK, Inc.	201,860	11,861,294
Valero Energy Corp.	82,904	6,226,919
		127,673,958
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–1.36%
Unilever PLC ADR	494,638	$ 26,606,578
		26,606,578
Pharmaceuticals–4.76%
AstraZeneca PLC	242,019	28,427,809
Bayer AG	341,962	18,262,235
Merck & Co., Inc.	103,959	7,967,418
Organon & Co.	6,389	194,545
Pfizer, Inc.	176,662	10,431,891
Sanofi	278,188	28,054,786
		93,338,684
Professional Services–0.70%
Leidos Holdings, Inc.	154,684	13,751,408
		13,751,408
Road & Rail–0.69%
Union Pacific Corp.	54,173	13,647,804
		13,647,804
Semiconductors & Semiconductor Equipment–0.61%
Analog Devices, Inc.	33,811	5,942,959
Intel Corp.	48,535	2,499,553
QUALCOMM, Inc.	19,760	3,613,511
		12,056,023
Software–1.96%
CDK Global, Inc.	322,144	13,446,290
Microsoft Corp.	18,287	6,150,284
SS&C Technologies Holdings, Inc.	229,908	18,847,858
		38,444,432
Specialty Retail–1.09%
Ross Stores, Inc.	186,490	21,312,077
		21,312,077
Technology Hardware, Storage & Peripherals–1.08%
HP, Inc.	117,347	4,420,461
Samsung Electronics Co. Ltd. GDR	5,734	9,455,366
Seagate Technology Holdings PLC	64,703	7,310,145
		21,185,972
Textiles, Apparel & Luxury Goods–0.14%
Hanesbrands, Inc.	162,320	2,713,990
		2,713,990
Thrifts & Mortgage Finance–0.15%
New York Community Bancorp, Inc.	234,228	2,859,924
		2,859,924

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–1.94%
Altria Group, Inc.	386,349	$ 18,309,079
British American Tobacco PLC	309,508	11,451,576
Philip Morris International, Inc.	87,231	8,286,945
		38,047,600
Trading Companies & Distributors–0.25%
Watsco, Inc.	16,020	5,012,338
		5,012,338
Wireless Telecommunication Services–0.91%
Rogers Communications, Inc. Class B	375,622	17,885,065
		17,885,065
Total Common Stock (Cost $1,343,167,507)		1,789,279,737

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–8.11%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	159,260,442	$ 159,260,442
Total Money Market Fund (Cost $159,260,442)		159,260,442

TOTAL INVESTMENTS–99.30% (Cost $1,502,427,949)	1,948,540,179
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.70%	13,660,639
NET ASSETS APPLICABLE TO 81,940,393 SHARES OUTSTANDING–100.00%	$1,962,200,818
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($320,847,959 / 13,364,644 Shares)	$24.007
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($1,641,352,859 / 68,575,749 Shares)	$23.935
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,388,514,971
Distributable earnings/(accumulated loss)	573,685,847
TOTAL NET ASSETS	$1,962,200,818

† Non-income producing.
★ Includes $3,760,782 cash collateral held at broker for futures contracts, $1,390,610 variation margin due from broker on futures contracts, $1,642,722 payable for securities purchased, $399,222 payable for fund shares redeemed, $116,399 other accrued expenses payable and $1,321,184 due to manager and affiliates as of December 31, 2021.
LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
46	British Pound	$ 3,890,162	$ 3,797,671	3/14/22	$ 92,491	$ —
45	Euro	6,413,906	6,371,143	3/14/22	42,763	—
42	Japanese Yen	4,566,450	4,620,006	3/14/22	—	(53,556)
					135,254	(53,556)
Equity Contracts:
7	Dow Jones U.S. Real Estate Index	316,680	308,543	3/18/22	8,137	—
16	E-mini MSCI Emerging Markets Index	981,040	990,727	3/18/22	—	(9,687)
9	E-mini Russell 2000 Index	1,009,260	1,018,121	3/18/22	—	(8,861)
199	E-mini S&P 500 Index	47,347,075	46,549,000	3/18/22	798,075	—
87	E-mini S&P MidCap 400 Index	24,687,991	24,428,591	3/18/22	259,400	—
134	Euro STOXX 50 Index	6,540,965	6,398,651	3/18/22	142,314	—
40	FTSE 100 Index	3,965,360	3,927,202	3/18/22	38,158	—
18	Nikkei 225 Index (OSE)	4,503,521	4,354,933	3/10/22	148,588	—
					1,394,672	(18,548)
Total Futures Contracts					$1,529,926	$(72,104)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 46,005,863
Foreign taxes withheld	(890,010)
45,115,853
EXPENSES:
Management fees	13,738,328
Distribution fees-Service Class	4,026,507
Shareholder servicing fees	558,802
Accounting and administration expenses	361,245
Index fees	150,095
Custodian fees	63,307
Professional fees	61,160
Reports and statements to shareholders	54,920
Trustees’ fees and expenses	40,648
Pricing fees	16,230
Consulting fees	4,098
Other	24,116
19,099,456
Less:
Management fees waived	(2,686,701)
Total operating expenses	16,412,755
NET INVESTMENT INCOME	28,703,098
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	224,408,665
Foreign currencies	48,892
Futures contracts	18,746,635
Net realized gain	243,204,192
Net change in unrealized appreciation (depreciation) of:
Investments	121,322,805
Foreign currencies	(26,611)
Futures contracts	(632,688)
Net change in unrealized appreciation (depreciation)	120,663,506
NET REALIZED AND UNREALIZED GAIN	363,867,698
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$392,570,796
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 28,703,098	$ 33,614,210
Net realized gain (loss)	243,204,192	(25,553,050)
Net change in unrealized appreciation (depreciation)	120,663,506	21,737,942
Net increase in net assets resulting from operations	392,570,796	29,799,102
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(18,392,374)	(6,233,699)
Service Class	(90,518,720)	(29,713,090)
	(108,911,094)	(35,946,789)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,654,930	11,329,263
Service Class	68,816,853	163,793,221
Reinvestment of dividends and distributions:
Standard Class	18,392,374	6,233,699
Service Class	90,518,720	29,713,090
	184,382,877	211,069,273
Cost of shares redeemed:
Standard Class	(38,915,257)	(29,596,056)
Service Class	(280,345,246)	(139,102,983)
	(319,260,503)	(168,699,039)
Increase (decrease) in net assets derived from capital share transactions	(134,877,626)	42,370,234
NET INCREASE IN NET ASSETS	148,782,076	36,222,547
NET ASSETS:
Beginning of year	1,813,418,742	1,777,196,195
End of year	$1,962,200,818	$1,813,418,742
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 20.691	$ 20.923	$ 18.789	$ 20.918	$ 18.287
Income (loss) from investment operations:
Net investment income[2]	0.407	0.425	0.442	0.451	0.372
Net realized and unrealized gain (loss)	4.367	(0.203)	2.992	(2.107)	2.633
Total from investment operations	4.774	0.222	3.434	(1.656)	3.005
Less dividends and distributions from:
Net investment income	(0.510)	(0.409)	(0.381)	(0.473)	(0.374)
Net realized gain	(0.948)	(0.045)	(0.919)	—	—
Total dividends and distributions	(1.458)	(0.454)	(1.300)	(0.473)	(0.374)
Net asset value, end of period	$ 24.007	$ 20.691	$ 20.923	$ 18.789	$ 20.918
Total return[3]	23.07%	1.12%	18.59%	(7.91%)	16.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$320,848	$288,674	$305,230	$279,810	$335,958
Ratio of expenses to average net assets	0.64%	0.66%	0.67%	0.68%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.80%	0.80%	0.81%	0.79%
Ratio of net investment income to average net assets	1.70%	2.26%	2.20%	2.16%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	2.12%	2.07%	2.02%	1.77%
Portfolio turnover	37%	48%	40%	37%	29%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 20.634	$ 20.871	$ 18.759	$ 20.881	$ 18.258
Income (loss) from investment operations:
Net investment income[2]	0.345	0.376	0.391	0.397	0.322
Net realized and unrealized gain (loss)	4.352	(0.206)	2.982	(2.097)	2.626
Total from investment operations	4.697	0.170	3.373	(1.700)	2.948
Less dividends and distributions from:
Net investment income	(0.448)	(0.362)	(0.342)	(0.422)	(0.325)
Net realized gain	(0.948)	(0.045)	(0.919)	—	—
Total dividends and distributions	(1.396)	(0.407)	(1.261)	(0.422)	(0.325)
Net asset value, end of period	$ 23.935	$ 20.634	$ 20.871	$ 18.759	$ 20.881
Total return[3]	22.76%	0.87%	18.30%	(8.14%)	16.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,641,353	$1,524,745	$1,471,966	$910,794	$968,739
Ratio of expenses to average net assets	0.89%	0.91%	0.92%	0.93%	0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.05%	1.05%	1.06%	1.04%
Ratio of net investment income to average net assets	1.45%	2.01%	1.95%	1.91%	1.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.31%	1.87%	1.82%	1.77%	1.52%
Portfolio turnover	37%	48%	40%	37%	29%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP BlackRock Dividend Value Managed Volatility Fund is $2,902 and $1,492 respectively.
LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.750% of the first $500 million of the Fund’s average daily net assets; and 0.700% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $750 million of the Fund’s average daily net assets and 0.155% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.675% of the average daily net assets for the Standard Class and 0.925% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the six months ended June 30, 2021, LIAC has not recouped any previously reimbursed Fund expenses. As of December 31, 2021, no expense reimbursements were subject to recoupment.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$111,683
Legal	18,065
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,758 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$933,632
Distribution fees payable to LFD	340,358
Shareholder servicing fees payable to Lincoln Life	47,194
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$638,538,466
Sales	836,653,372
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,530,349,773
Aggregate unrealized appreciation of investments and derivatives	$ 442,026,777
Aggregate unrealized depreciation of investments and derivatives	(23,687,783)
Net unrealized appreciation of investments and derivatives	$ 418,338,994
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 45,208,650	$ —	$—	$ 45,208,650
Auto Components	10,119,330	—	—	10,119,330
Automobiles	26,643,524	—	—	26,643,524
Banks	207,916,809	—	—	207,916,809
Beverages	37,261,240	—	—	37,261,240
Biotechnology	6,961,629	—	—	6,961,629
Capital Markets	77,124,493	—	—	77,124,493
Chemicals	34,732,770	—	—	34,732,770
Communications Equipment	40,005,418	—	—	40,005,418
Consumer Finance	9,573,473	—	—	9,573,473
Containers & Packaging	25,225,358	—	—	25,225,358
Distributors	4,989,017	—	—	4,989,017
Diversified Consumer Services	2,112,390	—	—	2,112,390
Diversified Financial Services	11,235,002	—	—	11,235,002
Diversified Telecommunication Services	37,152,773	—	—	37,152,773
Electric Utilities	88,864,729	—	—	88,864,729
Electrical Equipment	7,003,350	—	—	7,003,350
Entertainment	7,614,492	—	—	7,614,492
Food & Staples Retailing	5,343,583	—	—	5,343,583
Food Products	5,648,668	—	—	5,648,668
Gas Utilities	3,888,093	—	—	3,888,093
Health Care Equipment & Supplies	61,301,397	6,312,063	—	67,613,460
Health Care Providers & Services	124,692,614	—	—	124,692,614
Hotels, Restaurants & Leisure	4,171,973	—	—	4,171,973
Household Durables	19,210,523	10,689,386	—	29,899,909
Household Products	9,395,971	—	—	9,395,971
Industrial Conglomerates	19,576,923	9,771,062	—	29,347,985
Insurance	133,219,531	—	—	133,219,531
IT Services	77,855,590	—	—	77,855,590
Machinery	2,370,274	14,094,734	—	16,465,008
Media	53,573,625	—	—	53,573,625
Metals & Mining	5,707,515	—	—	5,707,515
Multiline Retail	19,771,516	—	—	19,771,516
Multi-Utilities	88,404,396	—	—	88,404,396
Oil, Gas & Consumable Fuels	127,673,958	—	—	127,673,958
Personal Products	26,606,578	—	—	26,606,578
Pharmaceuticals	75,076,449	18,262,235	—	93,338,684
Professional Services	13,751,408	—	—	13,751,408
Road & Rail	13,647,804	—	—	13,647,804
Semiconductors & Semiconductor Equipment	12,056,023	—	—	12,056,023
Software	38,444,432	—	—	38,444,432
Specialty Retail	21,312,077	—	—	21,312,077
Technology Hardware, Storage & Peripherals	21,185,972	—	—	21,185,972
Textiles, Apparel & Luxury Goods	2,713,990	—	—	2,713,990
Thrifts & Mortgage Finance	2,859,924	—	—	2,859,924
Tobacco	38,047,600	—	—	38,047,600
Trading Companies & Distributors	5,012,338	—	—	5,012,338
Wireless Telecommunication Services	17,885,065	—	—	17,885,065
LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 159,260,442	$ —	$—	$ 159,260,442
Total Investments	$1,889,410,699	$59,129,480	$—	$1,948,540,179
Derivatives:

Assets:
Futures Contracts	$1,529,926	$—	$—	$1,529,926
Liabilities:
Futures Contracts	$ (72,104)	$—	$—	$ (72,104)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferral, mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$105,793,538	$31,908,028
Long-term capital gains	3,117,556	4,038,760
Total	$108,911,094	$35,946,788
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$155,479,328
Other temporary differences	(148,588)
Net unrealized appreciation	418,355,107
Distributable earnings/(accumulated loss)	$573,685,847
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,502	$(2,502)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $7,970,620 of capital loss carryforwards.
LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	277,045	620,026
Service Class	2,850,320	9,107,894
Shares reinvested:
Standard Class	766,120	308,392
Service Class	3,781,865	1,476,794
	7,675,350	11,513,106
Shares redeemed:
Standard Class	(1,629,916)	(1,565,349)
Service Class	(11,952,275)	(7,216,863)
	(13,582,191)	(8,782,212)
Net increase (decrease)	(5,906,841)	2,730,894
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,394,672	Receivables and other assets net of liabilities	$(18,548)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	135,254	Receivables and other assets net of liabilities	(53,556)
Total		$1,529,926		$(72,104)
LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$19,376,871	$(560,348)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(630,236)	(72,340)
Total		$18,746,635	$(632,688)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$100,381,091	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–19

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP BlackRock Dividend Value Managed Volatility Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, one of which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategies with the same portfolio management team as the Fund. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Dividend Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Dividend Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund–29

LVIP BlackRock Global Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 7.55% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 10.23% and its broad-based benchmark index, the S&P 500 Index2, returned 28.71%.
Global stocks finished 2021 strong, as investors around the world put aside immediate concerns about the contagiousness of the Omicron variant and evolving global central bank policy, and instead decided to embrace risk assets as the year headed toward its close. Despite another month of elevated inflation prints, market participants chose to selectively focus their attention on the strength of the U.S. jobs market, where initial jobless claims reported for the month of November hovered near 50-year lows. European stocks, as represented by the MSCI Europe Index, posted some of the best returns during December’s rally, despite elevated risks of lockdowns across portions of the continent. Within fixed income, high quality bonds such as U.S. Treasuries, U.S. investment grade bonds, and International Sovereigns experienced losses, while more aggressive sectors across global credit markets, including U.S. high yield bonds and Emerging Market Sovereigns, enjoyed gains, as investors sought out riskier asset classes.
The Fund was overweight equities (+8%) and cash equivalents (+16%), underweight fixed income (-24%), and had minimal exposure to commodities (<1%). Within equities, the Fund's largest overweights were consumer discretionary, healthcare, energy, materials, communication services and industrials, and largest underweight was consumer staples. The Fund was overweight the U.S., China and Europe, and underweight Japan and Australia. Within fixed income, the Fund was underweight developed market government bonds, and overweight credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 0.3 years vs. a benchmark duration of 2.7 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund was overweight the U.S. dollar and underweight the euro.
An overweight to equities, as compared to the reference benchmark, positively impacted returns. Within equities, stock selection within materials contributed to performance. An underweight to developed market government bonds, as compared to the reference benchmark, was additive. Within fixed income, exposure to credit and securitized assets positively impacted returns. An overweight to Chinese government bonds also contributed to performance. Currency management, notably an overweight to the U.S. dollar and an underweight to the euro, was additive.
Within equities, security selection in consumer discretionary, information technology and industrials detracted from performance. Tactical hedges on equity positioning to manage the overall beta, notably short positions on select U.S. equity markets futures, negatively impacted returns. Within fixed income, positioning with
U.S. Treasuries to manage duration exposure, notably positioning at the long end of the curve, weighed on performance. Exposure to gold-related securities and cash and cash equivalents detracted from returns.
Portfolio Managers:
BlackRock Investment Management, LLC:	David Clayton
Russ Koesterich
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 4/29/19 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Fund shares on 4/29/19 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,869 for the Standard Class shares and to $13,791 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500 Index did from 4/29/19 through 12/31/21. The same $10,000 investment would have increased to $13,587 and $16,980, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Allocation Fund–1

LVIP BlackRock Global Allocation Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.55%
Inception (4/29/19)	+ 12.97%
Service Class Shares
One Year	+ 7.31%
Inception (4/29/19)	+ 12.73%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The BlackRock Global Allocation Composite is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index, 24% ICE Bank of America 5-year U.S. Treasury Bond Index and 16% FTSE Non-U.S. Dollar World Government Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation Fund–2

LVIP BlackRock Global Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,009.60	0.73%	$3.70
Service Class Shares	1,000.00	1,008.40	0.98%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.73%	$3.72
Service Class Shares	1,000.00	1,020.40	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Allocation Fund–3

LVIP BlackRock Global Allocation Fund
Consolidated Security Type/Country Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	66.60%
Argentina	0.34%
Australia	0.22%
Belgium	0.02%
Brazil	0.08%
Canada	1.09%
Cayman Islands	0.03%
China	2.01%
Denmark	0.32%
Finland	0.15%
France	2.29%
Germany	3.11%
Greenland	0.08%
Hong Kong	0.40%
India	0.07%
Indonesia	0.03%
Ireland	0.08%
Israel	0.39%
Italy	0.84%
Japan	2.18%
Macau	0.00%
Mexico	0.01%
Netherlands	2.09%
Norway	0.05%
Poland	0.00%
Portugal	0.02%
Republic of Korea	0.57%
Saudi Arabia	0.00%
Singapore	0.06%
South Africa	0.01%
Spain	0.40%
Sweden	0.96%
Switzerland	1.14%
Taiwan	0.88%
Thailand	0.02%
Turkey	0.00%
United Arab Emirates	0.00%
United Kingdom	2.57%
United States	44.09%
Convertible Preferred Stocks	0.64%
Preferred Stocks	0.27%
Warrants	0.01%
Convertible Bonds	0.00%
Agency Commercial Mortgage-Backed Securities	0.07%
Corporate Bonds	5.06%
Loan Agreements	3.12%
Security Type/Country	Percentage of Net Assets
Non-Agency Asset-Backed Securities	1.12%
Non-Agency Collateralized Mortgage Obligations	0.13%
Non-Agency Commercial Mortgage-Backed Securities	2.03%
Sovereign Bonds	2.41%
U.S. Treasury Obligations	1.38%
Exchange-Traded Funds	3.07%
Money Market Fund	14.25%
Options Purchased	0.38%
Total Investments	100.54%
Common Stocks Sold Short	(0.12)%
Options Written	(0.25)%
Liabilities Net of Receivables and Other Assets	(0.17)%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	2.48%
Apple, Inc.	2.04%
Alphabet, Inc. Class C	1.85%
Amazon.com, Inc.	1.39%
UnitedHealth Group, Inc.	1.23%
Johnson & Johnson	0.81%
Abbott Laboratories	0.81%
Siemens AG	0.81%
Bank of America Corp.	0.81%
American Tower Corp.	0.80%
Total	13.03%
LVIP BlackRock Global Allocation Fund–4

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–66.60%
Argentina–0.34%
†MercadoLibre, Inc.	2,338	$ 3,152,559
		3,152,559
Australia–0.22%
†Atlassian Corp. PLC Class A	1,908	727,501
Australia & New Zealand Banking Group Ltd.	685	13,710
BHP Group Ltd.	4,359	131,613
Commonwealth Bank of Australia	145	10,655
CSL Ltd.	332	70,222
Endeavour Group Ltd.	18,703	91,714
†Goodman Group	1,720	33,162
Magellan Financial Group Ltd.	869	13,429
=†πQuintis Pty. Ltd.	1,064,776	240,150
Rio Tinto Ltd.	219	15,951
Santos Ltd.	7,938	36,442
South32 Ltd.	143,525	418,731
Treasury Wine Estates Ltd.	5,118	46,098
Westpac Banking Corp.	2,831	43,974
Woodside Petroleum Ltd.	6,290	100,358
		1,993,710
Belgium–0.02%
Etablissements Franz Colruyt NV	3,216	136,424
Umicore SA	580	23,607
		160,031
Brazil–0.08%
†B3 SA - Brasil Bolsa Balcao	14,789	29,451
Banco do Brasil SA	2,280	11,784
Cosan SA	3,284	12,902
†Engie Brasil Energia SA	6,022	41,495
†Locaweb Servicos de Internet SA	42,561	98,743
†Natura & Co. Holding SA	6,767	31,203
†NU Holdings Ltd. Class A	54,170	508,115
Sendas Distribuidora SA	4,215	9,832
WEG SA	4,797	28,255
		771,780
Canada–1.09%
Alimentation Couche-Tard, Inc.	1,149	48,142
Barrick Gold Corp.	1,144	21,750
Brookfield Asset Management, Inc. Class A	351	21,197
Canadian Natural Resources Ltd.	863	36,466
Cenovus Energy, Inc.	185,998	2,281,198
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†CGI, Inc.	854	$ 75,513
Enbridge, Inc.	169,431	6,618,116
†George Weston Ltd.	290	33,623
Great-West Lifeco, Inc.	907	27,218
Loblaw Cos. Ltd.	374	30,643
†Lululemon Athletica, Inc.	285	111,563
Nutrien Ltd.	1,554	116,806
Restaurant Brands International, Inc.	462	28,013
Rogers Communications, Inc. Class B	405	19,284
Saputo, Inc.	1,295	29,177
†Shopify, Inc. Class A	327	450,398
TC Energy Corp.	794	36,927
Thomson Reuters Corp.	1,121	134,056
		10,120,090
Cayman Islands–0.03%
†Hedosophia European Growth	27,630	312,051
		312,051
China–2.01%
AAC Technologies Holdings, Inc.	25,500	100,724
Agricultural Bank of China Ltd. Class H	224,000	76,988
Aier Eye Hospital Group Co. Ltd. Class A	33,447	221,883
†Alibaba Group Holding Ltd.	45,600	695,326
†Alibaba Group Holding Ltd. ADR	9,395	1,116,032
Amoy Diagnostics Co. Ltd. Class A	19,050	225,700
†Angelalign Technology, Inc.	3,400	108,747
Anhui Gujing Distillery Co. Ltd. Class B	500	7,118
†ANTA Sports Products Ltd.	29,000	434,765
Asymchem Laboratories Tianjin Co. Ltd. Class A	3,296	224,962
Bank of China Ltd. Class H	66,000	23,784
BYD Co. Ltd. Class A	27,000	1,135,861
China Feihe Ltd.	38,000	50,975
China Galaxy Securities Co. Ltd. Class H	15,000	8,618
China Hongqiao Group Ltd.	105,000	110,823
China Life Insurance Co. Ltd. Class H	16,000	26,511
China Merchants Bank Co. Ltd. Class H	23,000	178,601
China Pacific Insurance Group Co. Ltd. Class H	8,400	22,784
LVIP BlackRock Global Allocation Fund–5

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Petroleum & Chemical Corp. Class H	198,000	$ 92,175
China Tower Corp. Ltd. Class H	126,000	13,897
Contemporary Amperex Technology Co. Ltd. Class A	25,164	2,321,610
†COSCO SHIPPING Holdings Co. Ltd. Class H	23,250	45,083
Dali Foods Group Co. Ltd.	23,500	12,296
ENN Energy Holdings Ltd.	5,300	99,780
Foshan Haitian Flavouring & Food Co. Ltd. Class A	19,500	321,596
Ganfeng Lithium Co. Ltd. Class H	18,200	286,390
Glodon Co. Ltd. Class A	18,664	187,362
Guangzhou Baiyun International Airport Co. Ltd. Class A	183,200	346,661
Haidilao International Holding Ltd.	54,000	121,884
Haitong Securities Co. Ltd. Class H	12,400	10,989
Hangzhou Robam Appliances Co. Ltd. Class A	23,100	130,553
Hangzhou Tigermed Consulting Co. Ltd. Class H	8,100	102,840
Hengan International Group Co. Ltd.	2,000	10,298
†Huazhu Group Ltd. ADR	8,146	304,172
Hundsun Technologies, Inc. Class A	27,886	271,932
Hygeia Healthcare Holdings Co. Ltd.	29,400	183,996
Industrial & Commercial Bank of China Ltd. Class H	234,000	132,041
Jafron Biomedical Co. Ltd. Class A	6,100	51,014
†JD Health International, Inc.	111,550	879,090
Jiangsu Hengrui Medicine Co. Ltd. Class A	26,300	209,258
†Jinxin Fertility Group Ltd.	158,500	177,047
JiuGui Liquor Co. Ltd. Class A	500	16,671
†Kingdee International Software Group Co. Ltd.	92,000	283,166
Kingsoft Corp. Ltd.	39,800	174,818
Kweichow Moutai Co. Ltd. Class A	1,000	321,652
Lenovo Group Ltd.	116,000	133,293
†Li Auto, Inc. ADR	35,658	1,144,622
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Meituan Class B	3,700	$ 106,954
†Microport Cardioflow Medtech Corp.	455,000	225,821
Ming Yuan Cloud Group Holdings Ltd.	46,000	104,771
NetEase, Inc. ADR	1,510	153,688
Nongfu Spring Co. Ltd. Class H	5,600	36,950
PetroChina Co. Ltd. Class H	96,000	42,721
Pharmaron Beijing Co. Ltd. Class H	1,300	20,056
PICC Property & Casualty Co. Ltd. Class H	42,000	34,311
Ping An Insurance Group Co. of China Ltd. Class H	12,500	90,012
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	400	23,900
Tencent Holdings Ltd.	50,800	2,975,991
Tingyi Cayman Islands Holding Corp.	26,000	53,417
†Trip.com Group Ltd. ADR	763	18,785
Venustech Group, Inc. Class A	37,000	165,629
†Vipshop Holdings Ltd. ADR	5,162	43,361
†Want Want China Holdings Ltd.	168,000	154,264
†Weibo Corp. Sponsored ADR	993	30,763
WuXi AppTec Co. Ltd. Class A	9,789	182,130
†Wuxi Biologics Cayman, Inc.	33,484	397,425
Yifeng Pharmacy Chain Co. Ltd. Class A	19,760	170,864
Yonyou Network Technology Co. Ltd. Class A	52,830	297,417
Yum China Holdings, Inc.	3,660	182,414
		18,668,032
Denmark–0.32%
AP Moller - Maersk AS Class B	38	135,634
DSV AS	5,246	1,222,466
GN Store Nord AS	1,073	67,326
Novo Nordisk AS Class B	6,538	734,387
Pandora AS	6,851	852,202
		3,012,015
Finland–0.15%
Neste Oyj	27,276	1,342,409
Nordea Bank Abp	1,632	19,908

LVIP BlackRock Global Allocation Fund–6

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
Wartsila OYJ Abp	2,107	$ 29,553
		1,391,870
France–2.29%
Alstom SA	54,361	1,932,205
Arkema SA	15,828	2,231,798
BNP Paribas SA	20,747	1,435,415
Cie de Saint-Gobain	30,475	2,146,628
Cie Generale des Etablissements Michelin SCA	86	14,114
Credit Agricole SA	1,490	21,289
Danone SA	35,385	2,199,202
Electricite de France SA	5,991	70,458
EssilorLuxottica SA	5,061	1,078,867
Kering SA	412	331,580
La Francaise des Jeux SAEM	714	31,654
LVMH Moet Hennessy Louis Vuitton SE	5,838	4,832,050
†Orange SA	1,681	18,015
Orpea SA	284	28,486
Pernod Ricard SA	278	66,940
Remy Cointreau SA	204	49,702
Safran SA	27,187	3,332,334
Schneider Electric SE	970	190,455
Societe Generale SA	21,518	739,969
STMicroelectronics NV	10,567	521,764
†TotalEnergies SE	606	30,792
		21,303,717
Germany–3.11%
adidas AG	356	102,508
Allianz SE	7,702	1,816,583
†Auto1 Group SE	37,373	826,002
Bayer AG	265	14,152
Bayerische Motoren Werke AG	1,436	143,661
Brenntag SE	505	45,603
Covestro AG	10,361	637,699
Daimler AG	75,349	5,756,976
†Daimler Truck Holding AG	26,524	975,079
Deutsche Boerse AG	642	107,198
Deutsche Post AG	662	42,580
†Deutsche Telekom AG	228,474	4,221,625
Evonik Industries AG	851	27,492
Fresenius Medical Care AG & Co. KGaA	269	17,439
Fresenius SE & Co. KGaA	441	17,725
Infineon Technologies AG	25,430	1,170,758
Puma SE	17,577	2,146,578
SAP SE	776	109,214
Siemens AG	43,500	7,534,321
†TeamViewer AG	1,204	16,156
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Telefonica Deutschland Holding AG	3,487	$ 9,672
Vantage Towers AG	86,450	3,165,341
†Vitesco Technologies Group AG	476	23,343
		28,927,705
Greenland–0.08%
Ferguson PLC	4,409	782,080
		782,080
Hong Kong–0.40%
AIA Group Ltd.	318,000	3,205,468
ASM Pacific Technology Ltd.	700	7,563
China Construction Bank Corp. Class H	134,000	92,798
China Gas Holdings Ltd.	8,600	17,867
China National Building Material Co. Ltd. Class H	118,000	144,671
China Resources Cement Holdings Ltd.	26,000	19,640
†Dongfeng Motor Group Co. Ltd. Class H	52,000	43,214
Hang Lung Properties Ltd.	44,000	90,510
Jardine Matheson Holdings Ltd.	200	11,002
†Nine Dragons Paper Holdings Ltd.	10,000	10,734
Shimao Group Holdings Ltd.	15,000	9,811
†SITC International Holdings Co. Ltd.	17,000	61,481
Sun Art Retail Group Ltd.	20,500	8,229
		3,722,988
India–0.07%
HCL Technologies Ltd.	6,017	106,773
Indian Oil Corp. Ltd.	17,394	26,090
†InterGlobe Aviation Ltd.	5,484	148,842
Reliance Industries Ltd.	10,727	341,735
Tata Consultancy Services Ltd.	455	22,882
		646,322
Indonesia–0.03%
Bank Central Asia Tbk PT	499,200	255,665
		255,665
Ireland–0.08%
†Accenture PLC Class A	97	40,211
†Medtronic PLC	1,508	156,003
Trane Technologies PLC	2,488	502,651
		698,865

LVIP BlackRock Global Allocation Fund–7

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel–0.39%
†Nice Ltd. Sponsored ADR	11,617	$ 3,526,921
†SimilarWeb Ltd.	5,849	104,756
		3,631,677
Italy–0.84%
Enel SpA	322,313	2,577,240
Eni SpA	1,750	24,321
Ferrari NV	3,083	793,582
Intesa Sanpaolo SpA	1,713,019	4,424,597
		7,819,740
Japan–2.18%
Advantest Corp.	1,100	104,169
AGC, Inc.	2,300	109,878
Aisin Corp.	1,500	57,551
Asahi Group Holdings Ltd.	500	19,464
Asahi Kasei Corp.	2,100	19,783
Astellas Pharma, Inc.	14,600	237,623
Capcom Co. Ltd.	2,700	63,589
Chubu Electric Power Co., Inc.	3,100	32,744
Chugai Pharmaceutical Co. Ltd.	5,300	172,759
Daifuku Co. Ltd.	4,000	327,099
Daikin Industries Ltd.	400	90,608
Disco Corp.	1,800	550,175
†Electric Power Development Co. Ltd.	900	11,961
FANUC Corp.	16,700	3,549,784
Fast Retailing Co. Ltd.	100	56,844
Fujitsu Ltd.	1,000	171,826
†GLP J-Reit	15	25,928
†GMO Payment Gateway, Inc.	3,300	410,938
Honda Motor Co. Ltd.	6,700	190,620
Hoya Corp.	21,800	3,234,940
†Inpex Corp.	3,500	30,435
ITOCHU Corp.	4,100	125,435
Kao Corp.	4,400	230,447
KDDI Corp.	2,300	67,261
Keyence Corp.	2,313	1,454,317
Kirin Holdings Co. Ltd.	9,900	159,458
Kose Corp.	7,400	839,471
Kyocera Corp.	1,900	118,799
Lixil Corp.	2,500	66,692
Marubeni Corp.	10,800	105,224
†Mazda Motor Corp.	17,800	136,577
Mitsubishi Corp.	4,600	146,064
Mitsubishi Electric Corp.	22,800	289,401
Mitsubishi Heavy Industries Ltd.	3,800	87,858
Mitsui & Co. Ltd.	4,000	94,791
Mizuho Financial Group, Inc.	15,000	190,519
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†MS&AD Insurance Group Holdings, Inc.	2,700	$ 83,139
Murata Manufacturing Co. Ltd.	1,200	95,715
NEC Corp.	5,700	263,566
Nidec Corp.	1,100	130,124
Nintendo Co. Ltd.	200	93,571
Nippon Paint Holdings Co. Ltd.	2,100	22,934
Nippon Telegraph & Telephone Corp.	6,400	175,029
Nippon Yusen KK	1,400	106,754
†Nissan Motor Co. Ltd.	8,500	40,941
Nitto Denko Corp.	1,000	77,252
Nomura Holdings, Inc.	47,800	208,200
Obic Co. Ltd.	100	18,715
Olympus Corp.	5,000	115,136
Oracle Corp.	1,600	121,558
Oriental Land Co. Ltd.	2,600	438,430
Osaka Gas Co. Ltd.	1,200	19,847
†Otsuka Holdings Co. Ltd.	3,300	120,057
Pan Pacific International Holdings Corp.	14,500	199,866
Panasonic Corp.	11,300	124,219
†Recruit Holdings Co. Ltd.	23,455	1,427,370
Ricoh Co. Ltd.	5,300	49,402
Rohm Co. Ltd.	800	72,776
†SoftBank Corp.	10,500	132,621
SoftBank Group Corp.	2,300	110,262
Sony Group Corp.	9,700	1,224,898
Subaru Corp.	4,600	82,192
†SUMCO Corp.	1,600	32,580
Sumitomo Corp.	10,000	147,994
Sumitomo Mitsui Trust Holdings, Inc.	800	26,751
Suzuki Motor Corp.	4,100	158,108
Takeda Pharmaceutical Co. Ltd.	4,100	111,964
Terumo Corp.	2,100	88,705
Tokyo Electron Ltd.	200	115,114
Tokyo Gas Co. Ltd.	600	10,770
Toray Industries, Inc.	3,300	19,551
Toyota Motor Corp.	16,700	308,659
Yamato Holdings Co. Ltd.	5,300	124,505
		20,280,307
Macau–0.00%
†Sands China Ltd.	5,200	12,110
		12,110
Mexico–0.01%
Fomento Economico Mexicano SAB de CV	3,266	25,440

LVIP BlackRock Global Allocation Fund–8

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Grupo Bimbo SAB de CV	12,384	$ 38,158
		63,598
Netherlands–2.09%
†Adyen NV	1,090	2,868,490
ASML Holding NV	7,313	5,883,877
Heineken Holding NV	142	13,119
ING Groep NV	396,848	5,531,074
Koninklijke Ahold Delhaize NV	1,315	45,116
Koninklijke Philips NV	5,797	216,245
†NXP Semiconductors NV	16,767	3,819,187
†QIAGEN NV	13,354	742,160
Randstad NV	1,701	116,273
Royal Dutch Shell PLC Class A	2,328	51,104
Stellantis NV	8,521	160,864
		19,447,509
Norway–0.05%
†LINK Mobility Group Holding ASA	25,857	56,211
Norsk Hydro ASA	53,184	418,483
		474,694
Poland–0.00%
†Dino Polska SA	164	14,950
Polski Koncern Naftowy ORLEN SA	1,351	24,902
		39,852
Portugal–0.02%
Jeronimo Martins SGPS SA	9,539	218,289
		218,289
Republic of Korea–0.57%
Amorepacific Corp.	10,726	1,505,238
†Cano Health, Inc.	9,494	22,691
†DL E&C Co. Ltd.	142	14,192
Fila Holdings Corp.	544	16,394
Hana Financial Group, Inc.	1,492	52,711
†Kakao Corp.	10,173	960,659
†KB Financial Group, Inc.	1,045	48,325
Kia Corp.	368	25,397
†Krafton, Inc.	242	93,532
Kumho Petrochemical Co. Ltd.	250	34,851
LG Chem Ltd.	1,708	882,970
LG Household & Health Care Ltd.	39	35,996
Lotte Chemical Corp.	80	14,594
†OCI Co. Ltd.	96	8,385
POSCO	731	169,509
†Samsung Biologics Co. Ltd.	43	32,650
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
Samsung Electronics Co. Ltd.	1,904	$ 125,045
Samsung Fire & Marine Insurance Co. Ltd.	138	23,443
†Samsung SDI Co. Ltd.	2,183	1,200,589
†SK Hynix, Inc.	217	23,834
†SK Innovation Co. Ltd.	233	46,654
		5,337,659
Saudi Arabia–0.00%
Dr Sulaiman Al Habib Medical Services Group Co.	257	11,035
		11,035
Singapore–0.06%
DBS Group Holdings Ltd.	12,000	290,828
Singapore Press Holdings Ltd.	5,000	8,645
United Overseas Bank Ltd.	12,500	249,518
		548,991
South Africa–0.01%
FirstRand Ltd.	5,943	22,676
Impala Platinum Holdings Ltd.	4,107	57,990
Kumba Iron Ore Ltd.	1,121	32,367
Standard Bank Group Ltd.	1,454	12,775
		125,808
Spain–0.40%
Banco Santander SA	4,423	14,689
Cellnex Telecom SA	60,805	3,522,288
Endesa SA	2,578	59,349
†Iberdrola SA	8,191	96,981
		3,693,307
Sweden–0.96%
ArcelorMittal SA	11,671	373,975
Atlas Copco AB Class A	13,133	907,501
†Elekta AB Class B	2,250	28,448
Epiroc AB Class A	19,095	482,832
EQT AB	189	10,246
H & M Hennes & Mauritz AB Class B	4,749	93,185
Hexagon AB Class B	60,462	957,751
†Kinnevik AB Class B	449	15,963
Lundin Energy AB	254	9,089
Saab AB Class B	764	19,405
Sandvik AB	96,143	2,679,844
Svenska Handelsbanken AB Class A	6,765	73,116
Volvo AB Class B	141,175	3,264,882
		8,916,237

LVIP BlackRock Global Allocation Fund–9

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland–1.14%
ABB Ltd.	5,663	$ 215,833
Adecco Group AG	2,955	150,579
Alcon, Inc.	1,700	148,104
Cie Financiere Richemont SA Class A	4,089	611,039
Glencore PLC	254,438	1,291,307
Julius Baer Group Ltd.	865	57,844
Kuehne & Nagel International AG	151	48,631
Lonza Group AG	1,148	955,811
Nestle SA	5,888	822,067
Novartis AG	329	28,910
†On Holding AG Class A	1,776	67,151
Partners Group Holding AG	187	308,701
Roche Holding AG	70	29,040
†Siemens Energy AG	3,526	89,963
Sika AG	3,312	1,376,524
Straumann Holding AG	419	886,014
Swatch Group AG	228	69,434
†TE Connectivity Ltd.	21,079	3,400,886
UBS Group AG	913	16,388
Vifor Pharma AG	47	8,349
		10,582,575
Taiwan–0.88%
ASE Technology Holding Co. Ltd.	8,000	30,914
Asustek Computer, Inc.	2,000	27,151
Cathay Financial Holding Co. Ltd.	81,000	182,481
Evergreen Marine Corp. Taiwan Ltd.	13,000	66,598
Formosa Plastics Corp.	39,000	146,378
Fubon Financial Holding Co. Ltd.	85,502	235,346
Hon Hai Precision Industry Co. Ltd.	45,000	168,756
MediaTek, Inc.	5,000	214,548
Nan Ya Plastics Corp.	53,000	163,279
Nanya Technology Corp.	6,000	16,900
Novatek Microelectronics Corp.	6,000	116,510
SinoPac Financial Holdings Co. Ltd.	36,000	20,995
Taiwan Cooperative Financial Holding Co. Ltd.	39,000	35,834
Taiwan Glass Industry Corp.	33,000	31,842
Taiwan Semiconductor Manufacturing Co. Ltd.	293,000	6,481,451
Uni-President Enterprises Corp.	40,000	99,033
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
United Microelectronics Corp.	20,000	$ 46,855
Yageo Corp.	3,000	51,869
		8,136,740
Thailand–0.02%
Intouch Holdings PCL Class F	71,000	170,566
†Sea Ltd. ADR	83	18,568
		189,134
Turkey–0.00%
BIM Birlesik Magazalar AS	2,614	12,113
		12,113
United Arab Emirates–0.00%
=†NMC Health PLC	41,894	0
		0
United Kingdom–2.57%
†Alphawave IP Group PLC	93,371	252,512
Anglo American PLC	20,250	826,667
AstraZeneca PLC	31,308	3,677,471
†Auto Trader Group PLC	38,159	382,211
Barclays PLC	110,001	278,428
BHP Group PLC	27,757	826,363
BP PLC	41,835	187,148
BP PLC ADR	23,456	624,633
British American Tobacco PLC	673	24,900
Burberry Group PLC	3,349	82,388
†Capri Holdings Ltd.	10,869	705,507
†Compass Group PLC	97,251	2,173,279
Diageo PLC	3,425	187,105
†Dr. Martens PLC	10,952	63,447
†Experian PLC	414	20,353
†Genius Sports Ltd.	34,648	263,325
GlaxoSmithKline PLC	2,426	52,756
Hargreaves Lansdown PLC	1,067	19,569
Intertek Group PLC	238	18,137
Kingfisher PLC	13,630	62,413
Legal & General Group PLC	17,307	69,692
Linde PLC	2,020	699,789
Lloyds Banking Group PLC	9,306,199	6,021,082
London Stock Exchange Group PLC	205	19,229
†National Grid PLC	2,375	34,069
Natwest Group PLC	9,742	29,761
RELX PLC	1,226	39,860
Rio Tinto PLC	9,616	636,730
†Royal Mail PLC	8,568	58,682
Smith & Nephew PLC	3,104	54,345

LVIP BlackRock Global Allocation Fund–10

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Spirax-Sarco Engineering PLC	2,524	$ 548,326
†THG PLC	342,507	1,062,572
Unilever PLC	72,046	3,847,567
†Vodafone Group PLC	13,865	21,068
		23,871,384
United States–44.09%
Abbott Laboratories	53,592	7,542,538
AbbVie, Inc.	49,890	6,755,106
Activision Blizzard, Inc.	1,462	97,267
†Adobe, Inc.	413	234,196
Advance Auto Parts, Inc.	3,705	888,755
†Advanced Micro Devices, Inc.	488	70,223
Agilent Technologies, Inc.	726	115,906
Air Products & Chemicals, Inc.	14,091	4,287,328
†Airbnb, Inc. Class A	1,452	241,743
†Akamai Technologies, Inc.	136	15,917
Albemarle Corp.	7,510	1,755,613
Alcoa Corp.	3,752	223,544
Allegion PLC	158	20,926
Allstate Corp.	346	40,707
†Alnylam Pharmaceuticals, Inc.	2,727	462,445
†Alphabet, Inc. Class C	5,943	17,196,605
†Alphabet, Inc. Class A	29	84,014
†Altair Engineering, Inc. Class A	11,362	878,510
†§AltC Acquisition Corp. Class A	27,448	270,363
†Altice USA, Inc. Class A	5,158	83,456
†Amazon.com, Inc.	3,881	12,940,574
American Tower Corp.	25,278	7,393,815
American Water Works Co., Inc.	3,382	638,725
AMETEK, Inc.	508	74,696
Amphenol Corp. Class A	396	34,634
Analog Devices, Inc.	256	44,997
†ANSYS, Inc.	2,275	912,548
Anthem, Inc.	8,852	4,103,256
Aon PLC Class A	48	14,427
Apple, Inc.	106,762	18,957,728
Applied Materials, Inc.	25,898	4,075,309
†Aptiv PLC	14,273	2,354,331
Arthur J Gallagher & Co.	174	29,523
†Autodesk, Inc.	12,362	3,476,071
†AutoZone, Inc.	23	48,217
†AvidXchange Holdings, Inc.	662	9,970
Bank of America Corp.	169,155	7,525,706
Bank of New York Mellon Corp.	551	32,002
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Bath & Body Works, Inc.	7,936	$ 553,853
Becton Dickinson & Co.	401	100,843
†Berkshire Hathaway, Inc. Class B	625	186,875
Best Buy Co., Inc.	6,758	686,613
†Bio-Rad Laboratories, Inc. Class A	19	14,356
†Booking Holdings, Inc.	7	16,795
†Boston Scientific Corp.	150,198	6,380,411
Bristol-Myers Squibb Co.	61,350	3,825,172
Brookfield Renewable Corp. Class A	244	8,979
Brown & Brown, Inc.	289	20,311
Brown-Forman Corp. Class B	2,324	169,327
†Cadence Design Systems, Inc.	5,086	947,776
California Resources Corp.	16,270	694,892
Capital One Financial Corp.	38,699	5,614,838
Cardinal Health, Inc.	304	15,653
Carrier Global Corp.	11,429	619,909
†CBRE Group, Inc. Class A	557	60,440
Cerner Corp.	681	63,244
CF Industries Holdings, Inc.	5,795	410,170
†Charles River Laboratories International, Inc.	84	31,650
Charles Schwab Corp.	71,194	5,987,415
†Charter Communications, Inc. Class A	5,281	3,443,054
Cigna Corp.	292	67,052
Citigroup, Inc.	427	25,787
Citrix Systems, Inc.	250	23,648
CME Group, Inc.	3,157	721,248
Comcast Corp. Class A	103,827	5,225,613
ConocoPhillips	97,410	7,031,054
Constellation Brands, Inc. Class A	819	205,544
Corteva, Inc.	2,598	122,833
Costco Wholesale Corp.	11,155	6,332,693
†Crowdstrike Holdings, Inc. Class A	7,947	1,627,148
Crown Castle International Corp.	612	127,749
Danaher Corp.	1,261	414,882
†Datadog, Inc. Class A	2,748	489,446
†DaVita, Inc.	1,378	156,761
Deere & Co.	799	273,969
†Dell Technologies, Inc. Class C	1,527	85,772
†Delta Air Lines, Inc.	8,343	326,044
Devon Energy Corp.	8,754	385,614
†Dexcom, Inc.	1,746	937,515

LVIP BlackRock Global Allocation Fund–11

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Dick's Sporting Goods, Inc.	2,597	$ 298,629
†Diversey Holdings Ltd.	97,295	1,294,996
†DocuSign, Inc.	526	80,115
Dominion Energy, Inc.	144	11,313
DR Horton, Inc.	42,816	4,643,395
Duke Energy Corp.	97	10,175
†Dynatrace, Inc.	10,157	612,975
Eaton Corp. PLC	805	139,120
†Edwards Lifesciences Corp.	25,302	3,277,874
Electronic Arts, Inc.	1,410	185,979
Element Solutions, Inc.	8,010	194,483
Eli Lilly & Co.	74	20,440
Emerson Electric Co.	2,423	225,266
Energy Transfer LP	36,266	298,469
†Enphase Energy, Inc.	64	11,708
†EPAM Systems, Inc.	540	360,963
†EQT Corp.	172,710	3,766,805
Equity Residential	1,032	93,396
Essex Property Trust, Inc.	98	34,519
Estee Lauder Cos., Inc. Class A	1,069	395,744
†EVgo, Inc.	5,230	13,860
†Expedia Group, Inc.	4,046	731,193
Extra Space Storage, Inc.	68	15,418
Exxon Mobil Corp.	6,637	406,118
FedEx Corp.	2,345	606,511
Fidelity National Information Services, Inc.	406	44,315
†Floor & Decor Holdings, Inc. Class A	5,466	710,635
FMC Corp.	772	84,835
Ford Motor Co.	33,188	689,315
†Fortinet, Inc.	3,819	1,372,549
Fortive Corp.	73,701	5,622,649
Fortune Brands Home & Security, Inc.	5,099	545,083
Franklin Resources, Inc.	2,694	90,222
Freeport-McMoRan, Inc.	114,080	4,760,558
†Frontier Communications Parent, Inc.	15,457	455,827
†Garmin Ltd.	109	14,843
†Gartner, Inc.	182	60,846
†Generac Holdings, Inc.	1,719	604,950
†General Motors Co.	24,358	1,428,110
Genuine Parts Co.	489	68,558
Gilead Sciences, Inc.	323	23,453
†Gitlab, Inc. Class A	72	6,264
Global Payments, Inc.	112	15,140
†GLOBALFOUNDRIES, Inc.	33,321	2,164,865
Globe Life, Inc.	160	14,995
†✱Gores Holdings VIII, Inc. Class A	8,630	88,026
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Green Plains, Inc.	10,410	$ 361,852
Hasbro, Inc.	209	21,272
HCA Healthcare, Inc.	767	197,058
Hess Corp.	457	33,832
Hewlett Packard Enterprise Co.	4,351	68,615
†✧✧Highland Transcend Partners I Corp.	29,088	314,878
†Hilton Worldwide Holdings, Inc.	16,918	2,639,039
†Hologic, Inc.	534	40,883
Home Depot, Inc.	12,809	5,315,863
Honeywell International, Inc.	92	19,183
HP, Inc.	1,600	60,272
Humana, Inc.	28	12,988
†IDEXX Laboratories, Inc.	159	104,695
IHS Markit Ltd.	370	49,180
†Informatica, Inc. Class A	13,610	503,298
Ingersoll Rand, Inc.	417	25,800
International Flavors & Fragrances, Inc.	16,703	2,516,307
International Paper Co.	433	20,342
Intuit, Inc.	154	99,056
†Intuitive Surgical, Inc.	7,856	2,822,661
Invesco Ltd.	3,282	75,552
†IQVIA Holdings, Inc.	167	47,117
=†πJawbone Health Hub, Inc.	32,637	0
Johnson & Johnson	44,148	7,552,398
†Johnson Controls International PLC	6,762	549,818
JPMorgan Chase & Co.	1,306	206,805
†Khosla Ventures Acquisition Co.	28,257	274,093
Kinder Morgan, Inc.	2,330	36,954
Kroger Co.	949	42,952
Lam Research Corp.	184	132,324
†Latch, Inc.	11,942	21,914
Leidos Holdings, Inc.	335	29,782
Lennar Corp. A	258	29,969
†Liberty Broadband Corp.	85	13,694
†✱Liberty Media Acquisition Corp.	55,364	587,412
†Liberty Media Corp. - Liberty SiriusXM	77,402	3,935,891
†Lions Gate Entertainment Corp. Class A	16,203	269,618
†Live Nation Entertainment, Inc.	5,947	711,796
LKQ Corp.	1,414	84,882
=†πLookout, Inc.	8,011	88,281
Lowe's Cos., Inc.	9,691	2,504,930
Marsh & McLennan Cos., Inc.	32,679	5,680,264

LVIP BlackRock Global Allocation Fund–12

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Masco Corp.	65,760	$ 4,617,667
†Masimo Corp.	2,677	783,772
Mastercard, Inc. Class A	17,856	6,416,018
McDonald's Corp.	18,211	4,881,823
Merck & Co., Inc.	1,337	102,468
†Meta Platforms, Inc. Class A	8,608	2,895,301
†Mettler-Toledo International, Inc.	107	181,601
Micron Technology, Inc.	32,742	3,049,917
Microsoft Corp.	68,513	23,042,292
†Moderna, Inc.	2,287	580,852
Mondelez International, Inc. Class A	139	9,217
†MongoDB, Inc.	1,196	633,103
Monolithic Power Systems, Inc.	49	24,173
Moody's Corp.	44	17,186
Morgan Stanley	45,712	4,487,090
Mosaic Co.	1,930	75,830
Motorola Solutions, Inc.	45	12,227
MSCI, Inc.	17	10,416
†Netflix, Inc.	199	119,886
†New Relic, Inc.	5,223	574,321
Newmont Corp.	176	10,916
NextEra Energy, Inc.	77,735	7,257,340
NIKE, Inc. Class B	4,459	743,182
Northern Trust Corp.	663	79,301
NortonLifeLock, Inc.	2,807	72,926
NVIDIA Corp.	16,625	4,889,579
†NVR, Inc.	3	17,727
†Offerpad Solutions, Inc.	7,857	8,407
†Okta, Inc.	2,939	658,836
ONEOK, Inc.	1,561	91,724
Oracle Corp.	239	20,843
†O'Reilly Automotive, Inc.	1,185	836,883
Otis Worldwide Corp.	1,061	92,381
†Palantir Technologies, Inc. Class A	2,528	46,035
†Palo Alto Networks, Inc.	2,370	1,319,521
†Park Hotels & Resorts, Inc.	4,697	88,679
Parker-Hannifin Corp.	8,120	2,583,134
†PayPal Holdings, Inc.	10,465	1,973,490
†Peloton Interactive, Inc. Class A	22,870	817,831
†Penn National Gaming, Inc.	6,499	336,973
PepsiCo, Inc.	3,499	607,811
†Petco Health & Wellness Co., Inc.	7,629	150,978
Philip Morris International, Inc.	1,001	95,095
†Pinterest, Inc. Class A	900	32,715
†Playtika Holding Corp.	67,594	1,168,700
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
PNC Financial Services Group, Inc.	302	$ 60,557
PPG Industries, Inc.	30,861	5,321,671
Prologis, Inc.	1,438	242,102
Public Storage	68	25,470
PVH Corp.	3,997	426,280
QUALCOMM, Inc.	5,126	937,392
Raytheon Technologies Corp.	226	19,450
†Regeneron Pharmaceuticals, Inc.	1,942	1,226,412
ResMed, Inc.	3,673	956,743
†RingCentral, Inc. Class A	586	109,787
†Rivian Automotive, Inc. Class A	16,090	1,668,372
Robert Half International, Inc.	235	26,207
Rockwell Automation, Inc.	374	130,470
†Roku, Inc.	35	7,987
Rollins, Inc.	311	10,639
S&P Global, Inc.	1,405	663,062
†salesforce.com, Inc.	27,776	7,058,715
†Sarcos Technology & Robotics Corp. Class A	27,641	56,111
SBA Communications Corp.	555	215,906
†Seagen, Inc.	8,720	1,348,112
Sempra Energy	37,734	4,991,454
†ServiceNow, Inc.	7,476	4,852,746
Signet Jewelers Ltd.	4,428	385,369
Skyworks Solutions, Inc.	160	24,822
†SmartRent, Inc.	35,563	344,250
Snap-on, Inc.	341	73,445
†Snowflake, Inc. Class A	205	69,444
†Sonos, Inc.	27,070	806,686
Southern Co.	401	27,501
†Southwest Airlines Co.	1,235	52,907
†Splunk, Inc.	1,786	206,676
Starbucks Corp.	181	21,172
Starwood Property Trust, Inc.	18,034	438,226
State Street Corp.	245	22,785
Stryker Corp.	2,084	557,303
†Synopsys, Inc.	61	22,479
T Rowe Price Group, Inc.	357	70,200
Target Corp.	229	53,000
†Teledyne Technologies, Inc.	69	30,145
†Tesla, Inc.	204	215,583
Thermo Fisher Scientific, Inc.	11,078	7,391,685
TJX Cos., Inc.	59,451	4,513,520
†T-Mobile U.S., Inc.	59	6,843
†Toast, Inc. Class A	19,341	671,326

LVIP BlackRock Global Allocation Fund–13

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†TransDigm Group, Inc.	1,515	$ 963,964
†Trimble, Inc.	324	28,250
†Twilio, Inc. Class A	3,648	960,664
†Twitter, Inc.	1,144	49,444
U.S. Bancorp	8,475	476,041
†Uber Technologies, Inc.	6,693	280,637
UDR, Inc.	376	22,556
†Ulta Beauty, Inc.	876	361,210
United Parcel Service, Inc. Class B	30,727	6,586,025
†United Rentals, Inc.	1,625	539,971
United States Steel Corp.	12,977	308,982
UnitedHealth Group, Inc.	22,772	11,434,732
†Vail Resorts, Inc.	245	80,335
Valero Energy Corp.	46,128	3,464,674
†VeriSign, Inc.	3,923	995,736
Verisk Analytics, Inc.	3,327	760,985
†Verizon Communications, Inc.	5,174	268,841
†Vertex Pharmaceuticals, Inc.	360	79,056
Vertiv Holdings Co.	151,115	3,773,342
VF Corp.	1,426	104,412
†Victoria's Secret, Inc.	3,495	194,112
Visa, Inc. Class A	73	15,820
VMware, Inc. Class A	1,032	119,588
Vulcan Materials Co.	23,805	4,941,442
W R Berkley Corp.	224	18,455
†Walmart, Inc.	15,507	2,243,708
†Walt Disney Co.	36,608	5,670,213
Waste Connections, Inc.	779	106,154
†Waters Corp.	282	105,073
†Western Digital Corp.	13,034	849,947
Weyerhaeuser Co.	13,923	573,349
†Williams-Sonoma, Inc.	11,298	1,910,831
†Willis Towers Watson PLC	492	116,845
†WillScot Mobile Mini Holdings Corp.	16,076	656,544
†Workday, Inc. Class A	2,179	595,259
†Wynn Resorts Ltd.	1,383	117,610
Xilinx, Inc.	7,615	1,614,608
Yum! Brands, Inc.	401	55,683
†Zebra Technologies Corp. Class A	151	89,875
†Zimmer Biomet Holdings, Inc.	853	108,365
†Zoetis, Inc.	4,183	1,020,777
†Zoom Video Communications, Inc. Class A	406	74,667
†Zscaler, Inc.	3,659	1,175,746
		409,855,368
Total Common Stock (Cost $434,207,090)		619,187,607
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS–0.64%
United States–0.64%
†2020 Cash Mandatory Exchangeable Trust	1,323	$ 1,382,813
†Aptiv PLC	5,228	962,423
†Becton Dickinson & Co.	19,490	1,028,097
†Boston Scientific Corp.	3,446	395,118
=†πGrand Rounds, Inc.	128,303	322,041
=†πGrand Rounds, Inc.	209,114	529,058
=†πLookout, Inc.	93,593	1,031,395
†Wells Fargo & Co.	226	336,860
Total Convertible Preferred Stocks (Cost $4,830,248)		5,987,805
PREFERRED STOCKS–0.27%
Brazil–0.02%
†Banco Bradesco SA 5.68%	31,902	110,598
†Itau Unibanco Holding SA	5,040	18,994
Petroleo Brasileiro SA 19.04%	13,426	68,206
		197,798
Germany–0.17%
Henkel AG & Co. KGaA 2.63%	194	15,654
Porsche Automobil Holding SE 2.55%	4,549	429,484
Volkswagen AG 2.67%	5,765	1,158,091
		1,603,229
United States–0.08%
•Citigroup Capital XIII 6.50% (LIBOR03M + 6.37%) 10/30/40	24,284	677,523
		677,523
Total Preferred Stocks (Cost $2,827,558)		2,478,550
WARRANTS–0.01%
Cayman Islands–0.00%
†Hedosophia European Growth exp 5/13/27 exercise price EUR 11.5000	9,210	10,486
		10,486
Switzerland–0.00%
†Cie Financiere Richemont exp 11/23/22 exercise price CHF 67.0000	174	191
		191

LVIP BlackRock Global Allocation Fund–14

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
United Kingdom–0.00%
†Genius Sports Ltd. exp 12/31/28 exercise price USD 11.5000	5,500	$ 12,045
		12,045
United States–0.01%
†Altus Power, Inc. exp 12/31/27 exercise price USD 11.0000	2,406	6,183
†Austerlitz Acquisition Corp. I exp 2/19/26 exercise price USD 11.5000	7,284	7,648
†Gores Holdings VIII, Inc. exp 12/31/27 exercise price USD 11.5000	381	774
†Hippo Holdings, Inc. exp 7/30/26 exercise price USD 11.5000	4,587	2,191
†TPG Pace Beneficial Finance Corp. exp 10/09/27 exercise price USD 11.5000	2,340	1,942
†Volta, Inc. exp 8/26/26 exercise price USD 11.5000	5,390	10,025
		28,763
Total Warrants (Cost $76,952)		51,485

	Principal Amount°
CONVERTIBLE BONDS–0.00%
India–0.00%
‡REI Agro Ltd. 5.50%, excercise price $5.5000 11/13/14	599,000	5,007
		5,007
United States–0.00%
Stem, Inc. 0.50%, excercise price $0.5000 12/1/28	26,000	24,799
		24,799
Total Convertible Bonds (Cost $26,006)		29,806
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.07%
United States–0.07%
Freddie Mac Multifamily Structured Pass Through Certificates
*♦•0.80% 5/25/29	2,057,220	99,408
*♦•1.04% 10/25/30	1,725,929	133,366
*♦1.36% 12/25/29	307,423	26,574
*♦•1.43% 7/25/30	278,781	28,696
*♦•1.52% 3/25/53	1,289,445	137,234
*♦•1.58% 4/25/30	548,814	61,474
*♦•1.70% 4/25/30	479,222	57,428
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•Freddie Mac S.F. 15 yr 3.71% 9/25/30	83,000	$ 95,328
Total Agency Commercial Mortgage-Backed Securities (Cost $643,298)		639,508
ΔCORPORATE BONDS–5.06%
Argentina–0.01%
Genneia SA 8.75% 9/2/27	78,100	73,726
		73,726
Australia–0.45%
=@Quintis Australia Pty. Ltd. (PIK Rate 12.00%, Cash Rate 12.00%) 12.00% 10/1/28	2,006,979	2,006,979
=@Quintis Australia Pty. Ltd. (PIK Rate 7.50%, Cash Rate 8.00%) 7.50% 10/1/26	2,156,286	2,156,286
		4,163,265
Bahrain–0.02%
Oil & Gas Holding Co. BSCC 7.63% 11/7/24	200,000	215,500
		215,500
Brazil–0.03%
@Oi SA 10.00% 7/27/25	88,000	77,221
Suzano Austria GmbH
3.13% 1/15/32	60,000	58,050
3.75% 1/15/31	95,000	96,545
		231,816
Canada–0.06%
Bombardier, Inc. 7.13% 6/15/26	76,000	78,843
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
5.00% 6/15/29	70,000	70,049
6.25% 9/15/27	13,000	13,570
First Quantum Minerals Ltd. 6.88% 10/15/27	200,000	215,250
Mattamy Group Corp. 4.63% 3/1/30	160,000	162,952
		540,664
Cayman Islands–0.02%
Sable International Finance Ltd. 5.75% 9/7/27	200,000	204,750
		204,750
Chile–0.02%
VTR Comunicaciones SpA 4.38% 4/15/29	200,000	198,000
		198,000

LVIP BlackRock Global Allocation Fund–15

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Colombia–0.03%
Avianca Midco 2 Ltd. 9.00% 12/1/28		52,948	$ 53,067
Ecopetrol SA 4.63% 11/2/31		60,000	58,332
Empresas Publicas de Medellin ESP 4.25% 7/18/29		200,000	189,702
			301,101
Cyprus–0.02%
ASG Finance Designated Activity Co. 7.88% 12/3/24		200,000	196,000
			196,000
Germany–0.20%
•APCOA Parking Holdings GmbH 5.00% (EURIBOR03M + 5.00%) 1/15/27	EUR	327,000	373,779
μDeutsche Bank AG 3.73% 1/14/32		200,000	204,464
Douglas GmbH 6.00% 4/8/26	EUR	420,000	476,735
@Kirk Beauty SUN GmbH 8.25% 10/1/26	EUR	307,744	334,600
KME SE 6.75% 2/1/23	EUR	426,000	464,146
			1,853,724
Greece–0.06%
Ellaktor Value Plc 6.38% 12/15/24	EUR	545,000	591,547
			591,547
India–0.02%
Muthoot Finance Ltd. 6.13% 10/31/22		200,000	205,500
			205,500
Indonesia–0.03%
Pertamina Persero PT 3.65% 7/30/29		213,000	226,054
			226,054
Israel–0.03%
μBank Leumi Le-Israel BM 3.28% 1/29/31		200,000	200,250
Leviathan Bond Ltd. 5.75% 6/30/23		43,494	44,597
			244,847
Italy–0.09%
Marcolin SpA 6.13% 11/15/26	EUR	366,000	424,381
Shiba Bidco SpA 4.50% 10/31/28	EUR	362,000	416,258
			840,639
Luxembourg–0.19%
Garfunkelux Holdco 3 SA
6.75% 11/1/25	EUR	190,000	224,210
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Luxembourg (continued)
Garfunkelux Holdco 3 SA (continued)
7.75% 11/1/25	GBP	323,000	$ 454,138
Herens Midco Sarl 5.25% 5/15/29	EUR	426,000	454,886
Picard Bondco SA 5.38% 7/1/27	EUR	300,000	343,685
Sani/Ikos Financial Holdings 1 Sarl 5.63% 12/15/26	EUR	281,000	324,461
			1,801,380
Mexico–0.12%
Alfa SAB de CV 6.88% 3/25/44		200,000	259,500
μBBVA Bancomer SA 5.13% 1/18/33		200,000	205,252
Controladora Mabe SA de CV 5.60% 10/23/28		200,000	227,500
Petroleos Mexicanos
5.95% 1/28/31		80,000	77,738
6.38% 1/23/45		43,000	37,346
6.50% 3/13/27		133,000	141,890
6.70% 2/16/32		60,000	60,600
6.75% 9/21/47		77,000	68,337
			1,078,163
Netherlands–0.05%
μBraskem Netherlands Finance BV 8.50% 1/23/81		200,000	232,502
Titan Holdings II BV 5.13% 7/15/29	EUR	220,000	248,692
			481,194
Peru–0.02%
Inkia Energy Ltd. 5.88% 11/9/27		200,000	205,002
			205,002
South Africa–0.02%
Sasol Financing USA LLC 6.50% 9/27/28		200,000	216,700
			216,700
United Arab Emirates–0.05%
μDP World Salaam 6.00% 10/1/25		200,000	216,037
μNBK Tier 1 Ltd. 3.63% 8/24/26		200,000	197,560
Shelf Drilling Holdings Ltd. 8.88% 11/15/24		20,000	20,500
			434,097
United Kingdom–0.37%
BCP V Modular Services Finance II PLC 6.13% 11/30/28	GBP	452,000	608,746

LVIP BlackRock Global Allocation Fund–16

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United Kingdom (continued)
BCP V Modular Services Finance PLC 6.75% 11/30/29	EUR	603,000	$ 675,359
Boparan Finance PLC 7.63% 11/30/25	GBP	302,000	338,259
Constellation Automotive Financing PLC 4.88% 7/15/27	GBP	124,000	165,104
Deuce Finco Plc 5.50% 6/15/27	GBP	793,000	1,065,495
Inspired Entertainment Financing PLC 7.88% 6/1/26	GBP	263,000	363,103
Wheel Bidco Ltd. 6.75% 7/15/26	GBP	145,000	192,340
			3,408,406
United States–3.15%
Acadia Healthcare Co., Inc.
5.00% 4/15/29		26,000	26,715
5.50% 7/1/28		30,000	31,532
Affinity Gaming 6.88% 12/15/27		98,000	101,920
Air Lease Corp. 3.13% 12/1/30		180,000	183,667
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50% 3/15/29		424,000	424,831
AMC Networks, Inc.
4.75% 8/1/25		17,000	17,361
5.00% 4/1/24		8,000	8,060
AMN Healthcare, Inc. 4.00% 4/15/29		32,000	32,440
Aramark Services, Inc. 5.00% 2/1/28		20,000	20,675
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.63% 8/1/29		50,000	49,375
Avantor Funding, Inc. 4.63% 7/15/28		78,000	81,315
Avaya, Inc. 6.13% 9/15/28		210,000	222,600
Aviation Capital Group LLC 1.95% 9/20/26		145,000	140,836
μBank of America Corp. 2.69% 4/22/32		173,000	175,565
Bausch Health Cos., Inc. 4.88% 6/1/28		61,000	62,220
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63% 12/15/25		39,000	41,340
Bristow Group, Inc. 6.88% 3/1/28		160,000	166,435
Broadcom, Inc. 1.95% 2/15/28		47,000	46,466
Buckeye Partners LP
4.13% 3/1/25		222,000	229,215
4.35% 10/15/24		45,000	46,913
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Caesars Entertainment, Inc.
4.63% 10/15/29	74,000	$ 74,000
6.25% 7/1/25	482,000	505,919
8.13% 7/1/27	308,000	341,092
Caesars Resort Collection LLC/CRC Finco, Inc. 5.75% 7/1/25	98,000	102,343
Carrols Restaurant Group, Inc. 5.88% 7/1/29	55,000	49,500
Cedar Fair LP 5.25% 7/15/29	11,000	11,275
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.38% 4/15/27	11,000	11,275
Centene Corp.
2.45% 7/15/28	317,000	312,245
2.63% 8/1/31	212,000	207,760
4.25% 12/15/27	53,000	55,253
Centennial Resource Production LLC 5.38% 1/15/26	10,000	9,800
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80% 4/1/31	264,000	261,226
3.90% 6/1/52	196,000	196,542
Cheniere Energy Partners LP 3.25% 1/31/32	23,000	23,230
Cheniere Energy, Inc. 4.63% 10/15/28	81,000	86,161
Chesapeake Energy Corp.
5.50% 2/1/26	180,000	189,450
5.88% 2/1/29	33,000	35,302
Churchill Downs, Inc. 5.50% 4/1/27	13,000	13,390
μCitigroup, Inc.
2.56% 5/1/32	128,000	128,664
4.41% 3/31/31	226,000	258,105
Clean Harbors, Inc. 4.88% 7/15/27	11,000	11,330
Colgate Energy Partners III LLC 7.75% 2/15/26	57,000	61,560
CrownRock LP/CrownRock Finance, Inc. 5.63% 10/15/25	20,000	20,450
CSC Holdings LLC
3.38% 2/15/31	200,000	187,250
4.13% 12/1/30	380,000	370,975
4.63% 12/1/30	609,000	576,266
Dana, Inc. 4.25% 9/1/30	36,000	36,495
Darling Ingredients, Inc. 5.25% 4/15/27	11,000	11,358
DaVita, Inc.
3.75% 2/15/31	544,000	530,036

LVIP BlackRock Global Allocation Fund–17

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
DaVita, Inc. (continued)
4.63% 6/1/30	305,000	$ 312,244
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88% 8/15/27	30,000	30,711
DISH DBS Corp. 5.25% 12/1/26	260,000	264,104
Emergent BioSolutions, Inc. 3.88% 8/15/28	15,000	14,397
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28	18,000	19,186
Equinix, Inc. 2.50% 5/15/31	78,000	77,946
Ford Motor Co. 3.25% 2/12/32	84,000	86,016
Forestar Group, Inc.
3.85% 5/15/26	68,000	68,170
5.00% 3/1/28	457,000	468,996
Fresh Market, Inc. 9.75% 5/1/23	124,000	127,565
Frontier Communications Holdings LLC
5.00% 5/1/28	191,000	196,730
5.88% 10/15/27	80,000	84,600
6.75% 5/1/29	306,000	318,240
Frontier North, Inc. 6.73% 2/15/28	70,000	74,200
Full House Resorts, Inc. 8.25% 2/15/28	31,000	32,550
GCI LLC 4.75% 10/15/28	54,000	55,417
General Motors Financial Co., Inc. 2.70% 8/20/27	327,000	332,613
Genesis Energy LP/Genesis Energy Finance Corp. 8.00% 1/15/27	45,000	46,375
μGoldman Sachs Group, Inc. 2.62% 4/22/32	366,000	368,628
Great Western Petroleum LLC/Great Western Finance Corp. 12.00% 9/1/25	44,000	46,200
HCA, Inc.
3.50% 9/1/30	154,000	162,759
5.38% 2/1/25	171,000	187,929
5.88% 2/1/29	17,000	20,256
Hilton Domestic Operating Co., Inc. 3.63% 2/15/32	524,000	521,244
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.88% 4/1/27	13,000	13,390
Hologic, Inc. 3.25% 2/15/29	321,000	321,000
Howard Hughes Corp.
4.13% 2/1/29	132,000	133,762
4.38% 2/1/31	145,000	146,450
5.38% 8/1/28	247,000	263,066
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
iHeartCommunications, Inc.
5.25% 8/15/27	14,000	$ 14,561
6.38% 5/1/26	15,103	15,669
Iron Mountain, Inc.
4.50% 2/15/31	388,000	392,148
5.25% 7/15/30	204,000	214,980
JBS USA LUX SA/JBS USA Finance, Inc. 6.75% 2/15/28	21,000	22,654
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.50% 4/15/29	33,000	36,300
Joseph T Ryerson & Son, Inc. 8.50% 8/1/28	22,000	23,925
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.00% 2/1/26	17,000	17,085
Level 3 Financing, Inc.
3.63% 1/15/29	336,000	319,200
4.25% 7/1/28	655,000	648,450
Lions Gate Capital Holdings LLC 5.50% 4/15/29	37,000	37,648
LogMeIn, Inc. 5.50% 9/1/27	85,000	86,020
Lumen Technologies, Inc.
5.13% 12/15/26	235,000	244,548
5.38% 6/15/29	227,000	227,000
Marriott Ownership Resorts, Inc. 6.13% 9/15/25	129,000	134,482
Masonite International Corp. 5.38% 2/1/28	9,000	9,439
Meritor, Inc. 4.50% 12/15/28	3,000	3,008
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
3.88% 2/15/29	125,000	131,250
5.63% 5/1/24	24,000	25,649
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.88% 5/1/29	168,000	168,840
Molina Healthcare, Inc. 3.88% 11/15/30	48,000	49,800
•Morgan Stanley 3.73% (LIBOR03M + 3.61%) 1/18/22	382,000	382,194
Mozart Debt Merger Sub, Inc. 3.88% 4/1/29	439,000	437,450
MPT Operating Partnership LP/MPT Finance Corp. 5.00% 10/15/27	30,000	31,388
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30	44,000	43,450
5.50% 8/15/28	79,000	80,580
New Home Co., Inc. 7.25% 10/15/25	99,000	100,980

LVIP BlackRock Global Allocation Fund–18

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Nexstar Broadcasting, Inc. 4.75% 11/1/28	121,000	$ 123,269
NRG Energy, Inc.
5.25% 6/15/29	13,000	13,928
5.75% 1/15/28	18,000	19,028
NuStar Logistics LP 5.75% 10/1/25	318,000	342,206
ONEOK Partners LP 4.90% 3/15/25	354,000	385,525
Oracle Corp. 3.95% 3/25/51	174,000	180,631
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00% 8/15/27	12,000	12,279
Pacific Gas & Electric Co.
2.10% 8/1/27	165,000	159,298
4.50% 7/1/40	122,500	127,572
4.55% 7/1/30	48,000	51,897
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88% 5/15/29	240,000	245,400
5.88% 10/1/28	37,000	38,480
Parsley Energy LLC/Parsley Finance Corp. 5.63% 10/15/27	15,000	15,319
Party City Holdings, Inc. 8.75% 2/15/26	70,000	72,275
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In 8.50% 11/15/27	91,000	98,280
PG&E Corp.
5.00% 7/1/28	388,000	408,106
5.25% 7/1/30	41,000	42,997
Pilgrim's Pride Corp. 5.88% 9/30/27	19,000	20,063
Pitney Bowes, Inc.
6.88% 3/15/27	260,000	270,010
7.25% 3/15/29	220,000	226,050
Playtika Holding Corp. 4.25% 3/15/29	75,000	73,500
μPrudential Financial, Inc.
5.63% 6/15/43	189,000	196,656
5.88% 9/15/42	285,000	291,279
Radiate Holdco LLC/Radiate Finance, Inc. 4.50% 9/15/26	90,000	90,900
Rattler Midstream LP 5.63% 7/15/25	50,000	52,000
Renewable Energy Group, Inc. 5.88% 6/1/28	36,000	36,990
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.63% 3/1/29	407,000	408,526
3.88% 3/1/31	312,000	316,680
Sabre GLBL, Inc. 9.25% 4/15/25	170,000	192,100
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Select Medical Corp. 6.25% 8/15/26	686,000	$ 726,642
Service Properties Trust
4.50% 6/15/23	312,000	311,847
5.00% 8/15/22	457,000	456,488
7.50% 9/15/25	42,000	45,504
Sirius XM Radio, Inc.
4.13% 7/1/30	243,000	243,000
5.00% 8/1/27	33,000	34,298
5.50% 7/1/29	27,000	29,093
Six Flags Entertainment Corp. 4.88% 7/31/24	21,000	21,210
SM Energy Co. 10.00% 1/15/25	218,000	239,940
SRS Distribution, Inc. 4.63% 7/1/28	38,000	38,143
Standard Industries, Inc. 5.00% 2/15/27	9,000	9,265
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29	20,000	20,948
Sunoco LP/Sunoco Finance Corp.
4.50% 5/15/29	46,000	46,714
4.50% 4/30/30	151,000	154,762
6.00% 4/15/27	13,000	13,558
Talen Energy Supply LLC 7.63% 6/1/28	293,000	260,799
Tap Rock Resources LLC 7.00% 10/1/26	359,000	373,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	386,000	403,370
5.38% 2/1/27	11,000	11,336
5.88% 4/15/26	22,000	22,956
6.50% 7/15/27	18,000	19,296
6.88% 1/15/29	18,000	20,138
TEGNA, Inc. 4.75% 3/15/26	76,000	79,040
Teleflex, Inc. 4.63% 11/15/27	11,000	11,440
Tenet Healthcare Corp.
4.25% 6/1/29	596,000	605,232
4.38% 1/15/30	195,000	197,548
4.63% 9/1/24	13,000	13,293
4.63% 6/15/28	28,000	28,770
4.88% 1/1/26	44,000	45,194
6.25% 2/1/27	33,000	34,155
TransDigm, Inc. 6.25% 3/15/26	1,288,000	1,338,715
Travel & Leisure Co. 6.63% 7/31/26	72,000	79,836
♦United Airlines Pass-Through Trust 5.88% 4/15/29	724,447	793,539
United Rentals North America, Inc.
4.88% 1/15/28	35,000	36,781

LVIP BlackRock Global Allocation Fund–19

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
United Rentals North America, Inc. (continued)
5.50% 5/15/27		22,000	$ 22,880
United Wholesale Mortgage LLC 5.50% 11/15/25		378,000	385,087
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 1/31/22		153,000	147,344
Venture Global Calcasieu Pass LLC 3.88% 11/1/33		113,000	118,716
Verizon Communications, Inc. 3.70% 3/22/61		115,000	124,685
VICI Properties LP/VICI Note Co., Inc.
3.50% 2/15/25		146,000	148,190
3.75% 2/15/27		140,000	144,598
4.13% 8/15/30		140,000	148,050
μVistra Corp. 7.00% 12/15/26		100,000	101,289
Vistra Operations Co. LLC
5.00% 7/31/27		28,000	29,059
5.63% 2/15/27		394,000	405,820
Weekley Homes LLC/Weekley Finance Corp. 4.88% 9/15/28		116,000	119,480
William Carter Co. 5.63% 3/15/27		11,000	11,371
Wyndham Hotels & Resorts, Inc. 4.38% 8/15/28		31,000	31,930
Xerox Holdings Corp. 5.00% 8/15/25		76,000	80,560
XHR LP
4.88% 6/1/29		36,000	36,630
6.38% 8/15/25		308,000	325,781
Zayo Group Holdings, Inc. 4.00% 3/1/27		160,000	157,723
			29,297,822
Total Corporate Bonds (Cost $46,844,284)			47,009,897
LOAN AGREEMENTS–3.12%
Canada–0.19%
•KDC/ONE Development Corp., Inc. 5.00% (EURIBOR03M+ 5.00%) 12/22/25	EUR	899,226	1,026,011
Kronos Acquisition Holdings, Inc. 4.25% (LIBOR03M + 3.75%) 12/22/26		68,000	67,363
•Stars Group Holdings BV 2.47% (LIBOR03M + 2.25%) 7/21/26		650,954	648,200
			1,741,574
		Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
France–0.12%
•Babilou Group 4.00% (EURIBOR03M + 4.00%) 11/30/27	EUR	1,018,000	$ 1,158,703
			1,158,703
Gibraltar–0.06%
•GVC Holdings Ltd. 3.00% (LIBOR03M + 2.50%) 3/16/27		597,995	595,902
			595,902
Luxembourg–0.01%
•AEA International Holdings SARL 4.25% (LIBOR03M + 3.75%) 9/7/28		132,666	132,666
			132,666
Netherlands–0.19%
•Ziggo BV 3.00% (EURIBOR03M+ 3.00%) 1/31/29	EUR	1,558,766	1,747,697
			1,747,697
United Kingdom–0.02%
•Constellation Automotive Ltd. 7.58% (SONIA + 7.50%) 7/30/29	GBP	146,000	199,409
			199,409
United States–2.53%
•ACProducts, Inc. 4.75% (LIBOR06M + 4.25%) 5/17/28		481,580	474,356
•Aimbridge Acquisition Co., Inc. 5.50% (LIBOR01M + 4.75%) 2/2/26		354,429	351,771
•Allied Universal Holdco LLC 4.25% (LIBOR03M + 3.75%) 5/12/28		44,888	44,691
•American Rock Salt Co. LLC 4.75% (LIBOR01M + 4.00%) 6/4/28		118,405	117,961
•Applied Systems, Inc. 5.25% (LIBOR03M + 3.00%) 9/19/24		61,000	60,939
•Athenahealth, Inc. 4.40% (LIBOR03M + 4.25%) 2/11/26		95,280	95,185
•Avantor Funding, Inc. 2.75% (LIBOR01M + 2.25%) 11/8/27		222,802	222,524
•Avaya, Inc.
4.11% (LIBOR03M + 4.00%) 12/15/27		110,000	109,835

LVIP BlackRock Global Allocation Fund–20

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
United States (continued)
•Avaya, Inc. (continued)
4.36% (LIBOR03M + 4.25%) 12/15/27	146,840	$ 147,116
•Bausch Health Cos., Inc. 3.10% (LIBOR01M + 3.00%) 6/2/25	380,754	378,755
•Brooks Automation, Inc. 2.63% (LIBOR03M + 2.50%) 11/17/28	240,000	239,100
•Cablevision Lightpath LLC 3.75% (LIBOR03M + 3.25%) 11/30/27	91,080	90,852
•Caesars Resort Collection LLC 3.60% (LIBOR01M + 3.50%) 7/21/25	166,887	166,846
•Change Healthcare Holdings LLC 3.50% (LIBOR01M + 2.50%) 3/1/24	78,114	78,025
•City Brewing Co. LLC 4.25% (LIBOR03M + 3.50%) 4/5/28	353,115	333,545
∞Cobham Ultra U.S. Co-Borrower LLC 0.00% 12/24/28	50,000	49,797
•Columbus McKinnon Corp. 3.25% (LIBOR03M + 2.75%) 5/14/28	37,027	37,027
•Conair Holdings LLC 4.25% (LIBOR03M + 3.75%) 5/17/28	156,607	156,523
•ConnectWise LLC 4.00% (LIBOR03M + 3.50%) 9/29/28	151,000	150,488
∞Digital Room Holdings, Inc. 0.00% 12/15/28	129,000	127,911
•DirecTV Financing LLC 5.75% (LIBOR03M + 5.00%) 8/2/27	480,930	481,069
∞DS Parent, Inc. 0.00% 12/10/28	206,000	200,335
•DT Midstream, Inc. 2.50% (LIBOR06M + 2.00%) 6/26/28	323,375	323,831
•Dun & Bradstreet Corp. 3.35% (LIBOR01M + 3.25%) 2/6/26	150,480	149,782
•ECL Entertainment LLC 8.25% (LIBOR01M + 7.50%) 4/30/28	231,835	235,313
•Fanatics Commerce Intermediate Holdco LLC 3.75% (LIBOR03M + 3.25%) 11/24/28	170,000	168,938
•Flexera Software LLC 4.50% (LIBOR03M + 3.75%) 3/3/28	100,980	100,966
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
United States (continued)
•Foundation Building Materials Holding Co. LLC 3.75% (LIBOR03M + 3.25%) 2/3/28	112,733	$ 111,846
•Frontier Communications Corp. 4.50% (LIBOR03M + 3.75%) 10/8/27	303,087	302,480
•Gray Television, Inc. 3.10% (LIBOR01M + 3.00%) 1/3/28	564,000	560,757
•Herschend Entertainment Co. LLC 4.25% (LIBOR01M + 3.75%) 8/27/28	137,655	137,253
•Hilton Grand Vacations Borrower LLC 3.50% (LIBOR01M + 3.00%) 8/2/28	663,337	663,835
•Hilton Worldwide Finance LLC 1.85% (LIBOR01M + 1.75%) 6/22/26	752,715	745,888
Hydrofarm Holdings LLC 6.50% 9/27/28	97,000	94,090
•Informatica LLC 2.88% (LIBOR01M + 2.75%) 10/27/28	421,000	419,122
•IPS Corp. 4.25% (LIBOR01M + 3.75%) 10/2/28	52,881	52,749
✠IPS Corporation 0.00% 10/2/28	21,152	21,099
•IRB Holding Corp. 4.25% (LIBOR03M + 3.25%) 12/15/27	543,988	543,477
•ITT Holdings LLC 3.25% (LIBOR01M + 2.75%) 7/10/28	175,560	174,507
•J&J Ventures Gaming LLC 4.75% (LIBOR01M + 4.00%) 4/26/28	298,000	298,000
•Jack Ohio Finance LLC 5.50% (LIBOR01M + 4.75%) 10/4/28	90,000	89,719
•Jazz Financing Lux SARL 4.00% (LIBOR01M + 3.50%) 5/5/28	588,443	590,320
•Jeld-Wen, Inc. 2.35% (LIBOR01M + 2.25%) 7/28/28	415,910	415,390
•Jo-Ann Stores, Inc. 5.50% (LIBOR03M + 4.75%) 7/7/28	324,187	320,339
•LBM Acquisition LLC 4.50% (LIBOR01M + 3.75%) 12/17/27	633,416	627,183
•Leslie's Poolmart, Inc. 3.00% (LIBOR03M + 2.50%) 3/9/28	429,128	427,214

LVIP BlackRock Global Allocation Fund–21

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
United States (continued)
•LogMeIn, Inc. 4.84% (LIBOR03M + 4.75%) 8/31/27	448,002	$ 445,077
•LSF11 A5 Holdco LLC 4.25% (LIBOR03M + 3.75%) 10/15/28	248,000	247,586
•Maverick Gaming LLC 8.50% (LIBOR03M + 7.50%) 9/3/26	123,690	123,845
•McAfee LLC 3.85% (LIBOR01M + 3.75%) 9/30/24	86,874	86,922
•Medical Solutions LLC 7.50% 11/1/29	68,000	67,094
•Medline Borrower LP 3.75% (LIBOR01M + 3.25%) 10/23/28	583,000	582,744
•MetroNet Systems Holdings LLC 4.50% (LIBOR01M + 3.75%) 5/26/28	95,781	95,709
•Michaels Cos., Inc. 5.00% (LIBOR03M + 4.25%) 4/15/28	226,860	224,632
•MIP V Waste Holdings LLC 3.75% (LIBOR01M + 3.25%) 12/8/28	113,000	112,576
•Organon & Co. 3.50% (LIBOR03M + 3.00%) 6/2/28	305,641	305,705
•OVG Business Services LLC 7.25% (LIBOR03M + 6.25%) 10/13/28	252,000	248,220
•Pacific Gas & Electric Co. 3.50% (LIBOR03M + 3.00%) 6/23/25	310,287	306,564
•Park River Holdings, Inc. 4.00% (LIBOR03M + 3.25%) 12/28/27	282,742	279,869
•Peraton Corp. 4.50% (LIBOR01M + 3.75%) 2/1/28	140,442	140,391
•Playtika Holding Corp. 2.85% (LIBOR01M + 2.75%) 3/13/28	713,971	710,101
•Project Ruby Ultimate Parent Corp. 4.00% (LIBOR01M + 3.25%) 3/3/28	403,947	403,273
•Proofpoint, Inc. 3.75% (LIBOR03M + 3.25%) 8/31/28	90,000	89,557
•Raptor Acquisition Corp. 4.75% (LIBOR03M + 4.00%) 11/1/26	106,000	106,199
•RealPage, Inc. 3.75% (LIBOR01M + 3.25%) 4/24/28	240,397	239,534
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
United States (continued)
•Redstone Holdco 2 LP
5.50% (LIBOR03M + 4.75%) 4/27/28	446,880	$ 425,792
8.50% (LIBOR03M + 7.75%) 4/27/29	242,000	222,236
•Rexnord LLC 2.75% (LIBOR01M + 2.25%) 10/4/28	24,000	23,993
•SCIH Salt Holdings, Inc. 4.75% (LIBOR03M + 4.00%) 3/16/27	532,771	527,001
•SeaWorld Parks & Entertainment, Inc. 3.50% (LIBOR01M + 3.00%) 8/25/28	544,635	541,912
•Select Medical Corp. 2.36% (LIBOR01M + 2.25%) 3/6/25	188,205	186,793
•Shearer's Foods, Inc. 4.25% (LIBOR01M + 3.50%) 9/23/27	296,302	295,108
•Signal Parent, Inc. 4.25% (LIBOR01M + 3.50%) 4/3/28	372,130	360,966
•Southwestern Energy Co. 3.00% (SOFR03M + 2.50%) 6/22/27	32,000	32,020
•Sovos Brands Intermediate, Inc. 4.50% (LIBOR03M + 3.75%) 6/8/28	90,203	90,072
•Springs Windows Fashions LLC 4.75% (LIBOR03M + 4.00%) 10/6/28	133,000	131,670
•SRS Distribution, Inc. 4.25% (LIBOR03M + 3.75%) 6/2/28	540,645	538,920
•Surf Holdings LLC 3.69% (LIBOR03M + 3.50%) 3/5/27	303,847	301,146
•The Enterprise Development Authority 5.00% (LIBOR01M + 4.25%) 2/28/28	490,875	489,854
•Tory Burch LLC 3.50% (LIBOR01M + 3.00%) 4/16/28	238,679	238,082
•Triton Water Holdings, Inc. 4.00% (LIBOR03M + 3.50%) 3/31/28	371,219	366,831
•Twin River Worldwide Holdings, Inc. 3.75% (LIBOR06M + 3.25%) 10/2/28	506,000	505,787
•Ultimate Software Group, Inc. 3.75% (LIBOR03M + 3.25%) 5/4/26	161,778	160,817
Univision Communications, Inc.
∞0.00% 5/5/28	170,000	169,575

LVIP BlackRock Global Allocation Fund–22

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
United States (continued)
Univision Communications, Inc. (continued)
•4.00% (LIBOR01M + 3.25%) 3/15/26	99,500	$ 99,594
•Valcour Packaging LLC 4.25% (LIBOR03M + 3.75%) 10/4/28	67,000	66,916
•VS Buyer LLC 3.10% (LIBOR01M + 3.00%) 2/28/27	215,202	214,035
•White Cap Buyer LLC 4.50% (LIBOR01M + 4.00%) 10/19/27	631,620	631,690
•WIN Waste Innovations Holdings, Inc. 3.25% (LIBOR03M + 2.75%) 3/24/28	130,345	129,987
•WOOF Holdings, Inc. 4.50% (LIBOR03M + 3.75%) 12/21/27	222,409	222,409
		23,477,553
Total Loan Agreements (Cost $29,153,066)		29,053,504
NON-AGENCY ASSET-BACKED SECURITIES–1.12%
Cayman Islands–0.06%
•ACRES Commercial Realty Ltd. 1.31% (LIBOR01M + 1.20%) 6/15/36	222,500	222,440
•Gracie Point International Funding 2.50% (LIBOR01M + 2.40%) 11/1/23	100,000	99,954
Loanpal Solar Loan Ltd. 2.75% 7/20/47	147,141	149,671
•Voya CLO Ltd. 1.17% (LIBOR03M + 1.04%) 4/20/34	150,000	148,938
		621,003
United States–1.06%
•AccessLex Institute 0.48% (LIBOR03M + 0.30%) 5/25/36	91,420	89,868
BHG Securitization Trust 1.42% 11/17/33	135,860	134,905
Brex Commercial Charge Card Master Trust 2.09% 7/15/24	200,000	200,686
GoodLeap Sustainable Home Solutions Trust 2.10% 5/20/48	510,223	501,390
Lendmark Funding Trust
1.90% 11/20/31	400,000	395,597
2.47% 11/20/31	110,000	110,635
3.41% 11/20/31	100,000	101,624
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
United States (continued)
Mariner Finance Issuance Trust 2.19% 8/21/34	220,000	$ 221,450
Mercury Financial Credit Card Master Trust 1.54% 3/20/26	740,000	739,313
Mosaic Solar Loan Trust 2.09% 4/22/47	132,892	130,011
Mosaic Solar Loans LLC 3.82% 6/22/43	67,404	70,098
Navient Private Education Refi Loan Trust
•1.26% (PRIME minus 1.99%) 4/15/60	558,563	557,751
2.61% 4/15/60	110,000	110,422
3.48% 4/15/60	260,000	263,262
4.00% 4/15/60	100,000	99,318
Nelnet Student Loan Trust
2.68% 4/20/62	810,000	806,526
2.85% 4/20/62	934,000	934,518
3.57% 4/20/62	220,000	219,851
3.75% 4/20/62	500,000	517,470
4.44% 4/20/62	100,000	101,973
4.75% 4/20/62	100,000	99,936
4.93% 4/20/62	210,000	215,715
Oportun Issuance Trust
1.47% 5/8/31	260,000	258,345
1.96% 5/8/31	100,000	99,579
Pagaya AI Debt Selection Trust 3.00% 1/25/29	491,594	491,502
Progress Residential 3.44% 5/17/26	100,000	99,150
•SLM Private Education Loan Trust 4.86% (LIBOR01M + 4.75%) 10/15/41	621,000	691,605
SMB Private Education Loan Trust
2.30% 1/15/53	100,000	100,225
2.31% 1/15/53	210,000	208,184
2.76% 7/15/53	140,000	139,306
2.99% 1/15/53	520,000	518,337
3.00% 1/15/53	100,000	99,631
3.86% 1/15/53	280,000	275,717
3.86% 1/15/53	150,000	148,152
♦Upstart Pass-Through Trust 2.00% 7/20/27	82,504	81,781
		9,833,833
Total Non-Agency Asset-Backed Securities (Cost $10,400,891)		10,454,836
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.13%
United States–0.13%
•Med Trust
4.11% (LIBOR01M + 4.00%) 11/15/38	576,381	570,621

LVIP BlackRock Global Allocation Fund–23

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
•Med Trust (continued)
5.36% (LIBOR01M + 5.25%) 11/15/38	614,000	$ 607,873
Total Non-Agency Collateralized Mortgage Obligations (Cost $1,190,381)		1,178,494
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.03%
Cayman Islands–0.03%
•MF1 3.42% (SOFR30A + 3.37%) 12/15/34	303,932	303,681
		303,681
United States–2.00%
•1211 Avenue of the Americas Trust 4.14% 8/10/35	170,000	173,531
•Alen Mortgage Trust 3.21% (LIBOR01M + 3.10%) 4/15/34	185,000	184,423
Arbor Multifamily Mortgage Securities Trust 1.75% 5/15/53	101,848	82,299
BANK
3.54% 11/15/54	84,029	91,266
•3.93% 11/15/50	59,811	63,898
•Bayview Commercial Asset Trust
0.44% (LIBOR01M + 0.34%) 10/25/36	18,139	17,104
1.15% (LIBOR01M + 1.05%) 11/25/35	14,790	13,919
•BBCMS Mortgage Trust
1.23% (LIBOR01M + 1.12%) 3/15/37	188,000	180,490
2.61% (LIBOR01M + 2.50%) 8/15/36	101,000	99,739
•Beast Mortgage Trust
1.21% (LIBOR01M + 1.10%) 4/15/36	170,000	168,672
1.46% (LIBOR01M + 1.35%) 4/15/36	207,000	205,384
1.71% (LIBOR01M + 1.60%) 4/15/36	199,000	197,135
2.21% (LIBOR01M + 2.10%) 4/15/36	170,000	168,301
3.01% (LIBOR01M + 2.90%) 4/15/36	161,000	159,913
3.91% (LIBOR01M + 3.80%) 4/15/36	180,000	179,507
5.01% (LIBOR01M + 4.90%) 4/15/36	132,000	132,000
Benchmark Mortgage Trust
*•1.11% 4/15/54	1,027,634	84,596
*•1.28% 2/15/54	2,145,054	193,337
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Benchmark Mortgage Trust (continued)
2.58% 4/15/54	180,000	$ 185,636
•BHMS
1.36% (LIBOR01M + 1.25%) 7/15/35	204,134	204,007
2.01% (LIBOR01M + 1.90%) 7/15/35	100,600	100,035
BWAY Mortgage Trust 3.63% 3/10/33	200,861	205,167
•BX
2.36% (LIBOR01M + 2.25%) 1/15/34	120,000	118,176
3.11% (LIBOR01M + 3.00%) 1/15/34	180,000	179,558
BX Commercial Mortgage Trust
•1.36% (LIBOR01M + 1.25%) 12/15/36	83,504	83,191
•1.43% (LIBOR01M + 1.32%) 3/15/37	97,464	97,069
•2.06% (LIBOR01M + 1.95%) 3/15/37	308,621	307,177
•2.11% (LIBOR01M + 2.00%) 12/15/36	83,990	83,308
•2.16% (LIBOR01M + 2.05%) 11/15/35	169,706	169,286
•2.28% (LIBOR01M + 2.17%) 10/15/36	517,000	510,539
•2.35% (LIBOR01M + 2.24%) 10/15/38	577,000	577,000
•2.41% (LIBOR01M + 2.30%) 10/15/36	318,750	316,168
•2.58% (LIBOR01M + 2.47%) 3/15/37	284,939	282,271
•2.61% (LIBOR01M + 2.50%) 12/15/36	94,441	93,025
•2.76% (LIBOR01M + 2.65%) 10/15/36	494,262	489,025
2.84% 3/9/44	100,708	103,048
•2.91% (LIBOR01M + 2.80%) 5/15/38	445,000	444,002
•2.92% (LIBOR01M + 2.82%) 12/15/28	461,454	461,311
•3.36% (LIBOR01M + 3.25%) 10/15/37	82,243	81,991
•BX Trust
2.35% (LIBOR01M + 2.24%) 10/15/36	323,059	321,245
2.91% (LIBOR01M + 2.80%) 6/15/38	590,000	584,481
4.08% 12/9/41	317,000	325,240
4.08% 12/9/41	445,000	443,010
•CAMB Commercial Mortgage Trust 2.26% (LIBOR01M + 2.15%) 12/15/37	100,000	99,878

LVIP BlackRock Global Allocation Fund–24

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•CD Mortgage Trust 3.91% 11/13/50	33,602	$ 34,970
Citigroup Commercial Mortgage Trust
4.41% 11/10/51	77,100	88,212
•5.09% 3/10/47	44,179	45,973
COMM Mortgage Trust
3.53% 12/10/47	155,319	160,296
•4.78% 5/10/47	70,358	72,786
•CORE Mortgage Trust 2.46% (LIBOR01M + 2.35%) 12/15/31	61,600	60,492
•Credit Suisse Mortgage Capital Certificates
1.34% (LIBOR01M + 1.23%) 5/15/36	101,000	100,811
1.54% (LIBOR01M + 1.43%) 5/15/36	101,000	100,685
1.71% (LIBOR01M + 1.60%) 5/15/36	219,000	218,180
2.26% (LIBOR01M + 2.15%) 5/15/36	224,000	222,881
2.76% (LIBOR01M + 2.65%) 5/15/36	287,000	284,860
CSAIL Commercial Mortgage Trust
2.56% 3/15/53	455,585	464,498
•4.65% 11/15/48	44,796	46,640
CSMC
2.26% 8/15/37	146,000	147,130
•4.97% (LIBOR01M + 4.86%) 10/15/37	101,000	102,623
•DBGS Mortgage Trust
1.40% (LIBOR01M + 1.30%) 5/15/35	92,814	92,583
2.10% (LIBOR01M + 2.00%) 5/15/35	271,945	269,399
•DBWF Mortgage Trust
1.45% (LIBOR01M + 1.35%) 12/19/30	100,000	99,633
1.85% (LIBOR01M + 1.75%) 12/19/30	100,000	99,509
•ELP Commercial Mortgage Trust 2.78% (LIBOR01M + 2.67%) 11/15/38	231,000	229,557
•Extended Stay America Trust
2.36% (LIBOR01M + 2.25%) 7/15/38	527,257	527,257
2.96% (LIBOR01M + 2.85%) 7/15/38	338,240	338,240
•GS Mortgage Securities Corp. II 1.26% (LIBOR01M + 1.15%) 5/15/26	100,000	99,853
GS Mortgage Securities Trust
2.73% 5/12/53	170,624	173,893
•3.04% (LIBOR01M + 2.94%) 11/15/36	449,000	447,695
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•J.P. Morgan Chase Commercial Mortgage Securities Trust 3.11% (LIBOR01M + 3.00%) 7/15/36	139,000	$ 136,139
JP Morgan Chase Commercial Mortgage Securities Trust
•2.56% (LIBOR01M + 2.45%) 4/15/38	270,000	269,495
•3.06% (LIBOR01M + 2.95%) 4/15/38	280,000	279,652
5.35% 7/5/33	83,505	85,917
JPMCC Commercial Mortgage Securities Trust 4.03% 3/10/52	167,000	187,180
•Life Mortgage Trust 2.46% (LIBOR01M + 2.35%) 3/15/38	542,000	540,175
•MHC Commercial Mortgage Trust
2.21% (LIBOR01M + 2.10%) 4/15/38	570,000	569,109
2.71% (LIBOR01M + 2.60%) 4/15/38	494,029	493,257
•MHP 2.86% (LIBOR01M + 2.75%) 7/15/38	138,000	136,727
Morgan Stanley Bank of America Merrill Lynch Trust
3.72% 12/15/49	131,000	141,563
•4.34% 5/15/48	24,948	25,670
Morgan Stanley Capital I Trust
2.70% 2/15/53	110,000	113,750
•4.28% 7/11/40	77,000	84,276
•PKHL Commercial Mortgage Trust 3.46% (LIBOR01M + 3.35%) 7/15/38	100,000	99,709
•SREIT Trust
2.72% (LIBOR01M + 2.62%) 11/15/36	130,000	129,350
2.72% (LIBOR01M + 2.62%) 11/15/38	344,000	342,067
•STWD Trust 2.03% (LIBOR01M + 1.92%) 7/15/36	115,000	112,957
•TPGI Trust 3.11% (LIBOR01M + 3.00%) 6/15/26	126,691	125,755
UBS Commercial Mortgage Trust 2.92% 10/15/52	45,785	48,010
•UBS-Barclays Commercial Mortgage Trust 5.05% 8/10/49	65,107	65,543
•VNDO Trust 3.90% 1/10/35	100,000	101,534
Wells Fargo Commercial Mortgage Trust
*•1.55% 4/15/54	1,000,357	111,469
*•1.88% 7/15/53	1,171,943	152,578
•3.75% 6/15/36	100,000	108,382
•3.87% 5/15/48	130,000	136,296

LVIP BlackRock Global Allocation Fund–25

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Commercial Mortgage Trust (continued)
•3.90% 7/15/50		48,308	$ 50,219
•4.19% 11/15/50		115,506	121,079
			18,556,872
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $18,876,400)			18,860,553
SOVEREIGN BONDS–2.41%
Argentina–0.15%
Argentine Republic Government International Bond
φ0.50% 7/9/30		1,429,149	500,216
1.00% 7/9/29		146,136	52,976
φ1.13% 7/9/35		1,713,837	548,445
φ2.00% 1/9/38		572,678	216,186
φ2.50% 7/9/41		188,000	66,270
			1,384,093
Austria–0.10%
Austria Government Bond 2.10% 9/20/17	EUR	548,000	961,389
			961,389
Bahrain–0.02%
Bahrain Government International Bond 6.75% 9/20/29		200,000	215,185
			215,185
Brazil–0.31%
^Brazil Letras do Tesouro Nacional 0.00% 7/1/24	BRL	20,677,000	2,871,590
			2,871,590
Canada–0.50%
Canada Government Bond 0.50% 9/1/25	CAD	5,962,000	4,600,871
			4,600,871
China–0.26%
China Government Bond 2.68% 5/21/30	CNY	15,730,000	2,431,424
			2,431,424
Colombia–0.04%
Colombia Government International Bond
3.13% 4/15/31		202,000	181,113
4.50% 3/15/29		200,000	204,502
			385,615
Dominican Republic–0.04%
Dominican Republic International Bond
4.88% 9/23/32		200,000	203,250
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Dominican Republic (continued)
Dominican Republic International Bond (continued)
5.95% 1/25/27		184,000	$ 204,700
			407,950
Egypt–0.06%
Egypt Government International Bond
5.88% 6/11/25		327,000	335,847
7.60% 3/1/29		200,000	198,183
			534,030
Japan–0.36%
Japan Government Thirty Year Bond 0.70% 9/20/51	JPY	383,800,000	3,342,360
			3,342,360
Mexico–0.02%
Mexico Government International Bond 3.75% 1/11/28		200,000	214,718
			214,718
Morocco–0.02%
Morocco Government International Bond 3.00% 12/15/32		200,000	190,608
			190,608
Panama–0.02%
Panama Government International Bond 4.50% 4/16/50		200,000	220,302
			220,302
Peru–0.01%
Peru Government International Bond 2.78% 1/23/31		42,000	41,790
			41,790
Romania–0.01%
Romanian Government International Bond 6.13% 1/22/44		62,000	81,215
			81,215
Russia–0.03%
Russia Foreign Bond - Eurobond 5.25% 6/23/47		200,000	253,008
			253,008
Saudi Arabia–0.03%
Saudi Government International Bond 2.25% 2/2/33		278,000	270,983
			270,983

LVIP BlackRock Global Allocation Fund–26

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Spain–0.41%
Spain Government Bond 3.45% 7/30/66	EUR	2,219,000	$ 3,802,330
			3,802,330
Ukraine–0.02%
Ukraine Government International Bond 7.25% 3/15/33		200,000	176,000
			176,000
Uruguay–0.00%
Uruguay Government International Bond 5.10% 6/18/50		31,547	41,658
			41,658
Total Sovereign Bonds (Cost $24,121,023)			22,427,119
U.S. TREASURY OBLIGATIONS–1.38%
U.S. Treasury Bonds
1.75% 8/15/41		1,751,800	1,698,425
1.88% 11/15/51		1,193,100	1,183,592
2.00% 8/15/51		2,490,100	2,538,346
U.S. Treasury Notes
0.13% 11/30/22		5,000,000	4,988,672
1.38% 11/15/31		2,441,500	2,410,600
Total U.S. Treasury Obligations (Cost $12,700,803)			12,819,635

	Number of Shares
EXCHANGE-TRADED FUNDS–3.07%
Consumer Discretionary Select Sector SPDR® Fund	4,462	912,211
Financial Select Sector SPDR® Fund	27,182	1,061,457
Health Care Select Sector SPDR® Fund	7,867	1,108,382
Industrial Select Sector SPDR® Fund	18,581	1,966,056
Invesco Senior Loan ETF	64,413	1,423,527
iShares Biotechnology ETF	781	119,196
iShares China Large-Cap ETF	17,899	654,745
iShares iBoxx $ Investment Grade Corporate Bond ETF	399	52,876
iShares Latin America 40 ETF	14,673	344,229
iShares MSCI Brazil ETF	16,115	452,348
iShares MSCI Emerging Markets ETF	1,999	97,651
iShares S&P 500 Value ETF	8,834	1,383,669
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS (continued)
KraneShares Bosera MSCI China A ETF	6,295	$ 273,329
KraneShares CSI China Internet ETF	20,472	747,023
SPDR® S&P 500 ETF Trust	30,000	14,248,800
SPDR® Blackstone Senior Loan ETF	11,020	502,843
†SPDR® Gold Shares	14,278	2,440,967
†United States Oil Fund	7,828	425,530
VanEck Vectors Semiconductor ETF	1,049	323,921
Total Exchange-Traded Funds (Cost $26,862,265)		28,538,760
MONEY MARKET FUND–14.25%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	132,485,717	132,485,717
Total Money Market Fund (Cost $132,485,717)		132,485,717

	Number of Contracts
OPTIONS PURCHASED–0.38%
Over-The-Counter–0.12%
Call Swaptions–0.05%
1 yr Constant Maturity Swap Pay 0.80%, expiration date 3/16/23, notional amount $39,220,725 MSC	49,025,906	40,466
10 yr Constant Maturity Swap Pay 0.013%, expiration date 4/21/22, notional amount $50,365 MSC	3,874,225	19,789
30 yr Constant Maturity Swap Pay 0.015%, expiration date 7/5/22, notional amount $56,916 CITI	3,744,488	107,314
30 yr Constant Maturity Swap Pay 0.016%, expiration date 4/20/22, notional amount $29,224 GSI	1,826,476	47,275
30 yr Constant Maturity Swap Pay 0.016%, expiration date 4/20/22, notional amount $29,232 GSI	1,827,000	47,289
30 yr Constant Maturity Swap Pay 0.016% , expiration date 7/6/22, notional amount $24,507 GSI	1,581,102	49,236

LVIP BlackRock Global Allocation Fund–27

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Call Swaptions (continued)
30 yr Constant Maturity Swap Pay 1.50%, expiration date 4/14/22, notional amount $10,524,834 MSC	7,016,556	$ 122,813
		434,182
Call Options–0.02%
Amazon.Com, Inc. Strike price $4,150, expiration date 6/17/22, notional amount $1,477,400 CITI	356	15,917
Eli Lilly & Co. Strike price $275, expiration date 1/21/22, notional amount $990,000 WF	36	27,065
Essilorluxottica SA Strike price EUR200, expiration date 6/17/22, notional amount EUR893,400 GSI	4,467	27,593
Fiat Spa Strike price EUR200, expiration date 9/16/22, notional amount EUR535,000 JPM	2,675	25,016
Invesco Euro Stoxx 50 Ucits ETF Strike price EUR4,600, expiration date 3/18/22, notional amount EUR1,375,400 CSI	299	4,745
Invesco Euro Stoxx 50 Ucits ETF Strike price EUR4,650, expiration date 6/17/22, notional amount EUR1,390,350 CSI	299	11,239
LVMH Moet Hennessy Louis Vuitton SE Strike price EUR730, expiration date 3/18/22, notional amount EUR439,460 BCLY	602	20,262
Pandora Strike price DKK964.81, expiration date 1/21/22, notional amount DKK1,061,291 CITI	11	253
Pioneer Natural Resources Co. Strike price $205, expiration date 1/21/22, notional amount $1,622,780 MSC	7,916	4,311
Pioneer Natural Resources Co. Strike price $210, expiration date 4/14/22, notional amount $3,033,660 MSC	14,446	56,912
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Call Options (continued)
Royal Dutch Shell PLC Strike price $50, expiration date 4/14/22, notional amount $1,435,900 CITI	28,718	$ 13,959
USD vs CNH Strike price CNH6.45, expiration date 3/29/22, notional amount CNH29,818,350 CITI	4,623,000	23,707
USD vs CNH Strike price CNH6.75, expiration date 3/29/22, notional amount CNH31,205,250 CITI	4,623,000	3,333
Vodafone Group PLC Strike price GBP1.2, expiration date 1/21/22, notional amount GBP346,810 GSI	289,008	1,513
		235,825
Put Options–0.05%
EUR vs USD Strike price EUR1.125, expiration date 1/6/22, notional amount EUR28,665,177 DB	25,480,157	5,047
EUR vs USD Strike price EUR1.125, expiration date 3/17/22, notional amount EUR6,718,500 BNP	5,972,000	35,750
EUR vs USD Strike price EUR1.14, expiration date 1/6/22, notional amount EUR29,047,379 DB	25,480,157	107,479
EUR vs USD Strike price EUR1.15, expiration date 1/6/22, notional amount EUR29,302,180 JPM	25,480,157	314,198
		462,474
Put Swaptions–0.00%
30 yr Constant Maturity Swap Pay 1.96%, expiration date 1/19/22, notional amount $7,397,949 MSC	3,774,464	6,374
5 yr Constant Maturity Swap Pay 0.70%, expiration date 1/19/22, notional amount $2,170,000 JPM	3,100,000	264
5 yr Constant Maturity Swap Pay 1.04%, expiration date 2/16/22, notional amount $286,000 JPM	275,000	504
5 yr Constant Maturity Swap pay 1.06%, expiration date 1/19/22, notional amount $477,000 MSC	450,000	365

LVIP BlackRock Global Allocation Fund–28

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Put Swaptions (continued)
5 yr Constant Maturity Swap Pay 1.06%, expiration date 1/19/22, notional amount $583,000 GSI	550,000	$ 447
5 yr Constant Maturity Swap Pay 1.06% , expiration date 1/19/22, notional amount $614,800 BOA	580,000	470
		8,424
		1,140,905
Centrally Cleared–0.26%
Call Options–0.22%
Alcoa Corp. Strike price $50, expiration date 1/21/22, notional amount $420,000	84	87,528
Alcoa Corp. Strike price $55, expiration date 1/21/22, notional amount $885,500	161	98,210
Alibaba Group Holding Ltd Strike price $190, expiration date 1/21/22, notional amount $1,007,000	53	371
Alphabet, Inc. Strike price $3,200, expiration date 2/18/22, notional amount $1,280,000	4	7,840
Amazon.Com, Inc. Strike price $3,900, expiration date 1/21/22, notional amount $1,170,000	3	564
ARK Innovation ETF Strike price $97, expiration date 2/18/22, notional amount $1,096,100	113	50,285
Atlassian Corp. PLC Strike price $470, expiration date 1/21/22, notional amount $517,000	11	770
Autodesk, Inc. Strike price $310, expiration date 1/21/22, notional amount $868,000	28	1,764
Barclays PLC Strike price GBP2.05, expiration date 1/21/22, notional amount GBP278,800	136	460
BP PLC Strike price $27, expiration date 1/21/22, notional amount $386,100	143	6,864
BP PLC Strike price $31, expiration date 1/21/22, notional amount $728,500	235	705
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
BP PLC Strike price $32, expiration date 1/21/22, notional amount $528,000	165	$ 165
BP PLC Strike price $32, expiration date 4/14/22, notional amount $1,500,800	469	9,849
Caesars Entertainment, Inc. Strike price $100, expiration date 1/21/22, notional amount $280,000	28	4,872
Cf Industries Holdings, Inc. Strike price $65, expiration date 1/21/22, notional amount $325,000	50	32,500
Comcast Corp. Strike price $55, expiration date 1/21/22, notional amount $511,500	93	465
Comcast Corp. Strike price $57.5, expiration date 1/21/22, notional amount $339,250	59	118
Daimler AG Strike price EUR95, expiration date 1/21/22, notional amount EUR237,500	25	228
Deere & Co. Strike price $380, expiration date 1/21/22, notional amount $418,000	11	330
Devon Energy Corp. Strike price $40, expiration date 1/21/22, notional amount $2,008,000	502	233,430
Devon Energy Corp. Strike price $44, expiration date 1/21/22, notional amount $162,800	37	7,067
Devon Energy Corp. Strike price $46, expiration date 1/21/22, notional amount $469,200	102	11,118
Dexcom, Inc. Strike price $600, expiration date 3/18/22, notional amount $540,000	9	19,080
Diamondback Energy, Inc. Strike price $115, expiration date 1/21/22, notional amount $494,500	43	8,944
Dick'S Sporting Goods, Inc. Strike price $140, expiration date 1/21/22, notional amount $1,134,000	81	4,050

LVIP BlackRock Global Allocation Fund–29

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
DR Horton, Inc. Strike price $105, expiration date 1/21/22, notional amount $661,500	63	$ 26,019
Energy Transfer LP Strike price $10, expiration date 1/21/22, notional amount $295,000	295	295
Exxon Mobil Corp. Strike price $62.5, expiration date 1/21/22, notional amount $356,250	57	4,674
Fedex Corp. Strike price $280, expiration date 1/21/22, notional amount $476,000	17	816
Ford Motor Co. Strike price $22, expiration date 1/21/22, notional amount $748,000	340	11,900
Ford Motor Co. Strike price $22, expiration date 2/18/22, notional amount $895,400	407	36,630
Freeport-Mcmoran, Inc. Strike price $41, expiration date 1/21/22, notional amount $1,004,500	245	45,570
Generac Holdings, Inc. Strike price $390, expiration date 2/18/22, notional amount $156,000	4	3,680
Generac Holdings, Inc. Strike price $440, expiration date 1/21/22, notional amount $176,000	4	190
General Motors Co Strike price $65, expiration date 1/21/22, notional amount $546,000	84	2,436
General Motors Co. Strike price $65, expiration date 6/17/22, notional amount $1,079,000	166	60,756
Global Payments, Inc. Strike price $170, expiration date 1/21/22, notional amount $1,003,000	59	1,622
Hilton Worldwide Holdings, Inc. Strike price $140, expiration date 1/21/22, notional amount $392,000	28	47,040
iShares China Large-Cap ETF Strike price $39, expiration date 2/18/22, notional amount $1,903,200	488	22,448
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
iShares China Large-Cap ETF Strike price $44, expiration date 2/18/22, notional amount $3,784,000	860	$ 4,300
iShares MSCI Emerging Markets ETF Strike price $54, expiration date 1/21/22, notional amount $2,732,400	506	506
Lions Gate Entertainment Corp. Strike price $19, expiration date 1/21/22, notional amount $30,400	16	320
Lloyds Banking Group PLC Strike price GBP0.52, expiration date 1/21/22, notional amount GBP645,840	1,242	2
Micron Technology, Inc. Strike price $90, expiration date 2/18/22, notional amount $486,000	54	35,964
Microsoft Corp. Strike price $340, expiration date 2/18/22, notional amount $2,040,000	60	60,840
Microsoft Corp. Strike price $350, expiration date 2/18/22, notional amount $1,050,000	30	18,300
Mongodb, Inc. Strike price $610, expiration date 1/21/22, notional amount $488,000	8	2,872
O'Reilly Automotive, Inc. Strike price $660, expiration date 1/21/22, notional amount $396,000	6	30,864
Ovintiv, Inc. Strike price $38, expiration date 1/21/22, notional amount $406,600	107	4,815
Pandora Strike price DKK875.29, expiration date 1/21/22, notional amount DKK2,188,225	25	14,425
Pandora Strike price DKK934.97, expiration date 1/21/22, notional amount DKK1,776,443	19	7,901
Royal Dutch Shell PLC Strike price EUR22, expiration date 1/21/22, notional amount EUR814,000	370	421

LVIP BlackRock Global Allocation Fund–30

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Royal Dutch Shell PLC Strike price $45, expiration date 1/21/22, notional amount $733,500	163	$ 5,705
†Sabre Corp. Strike price $12, expiration date 1/21/22, notional amount $21,600	18	18
salesforce.Com, Inc. Strike price $290, expiration date 1/21/22, notional amount $580,000	20	480
Societe Generale SA Strike price EUR30, expiration date 1/21/22, notional amount EUR414,000	138	12,726
SPDR® S&P 500 ETF Trust Strike price $468, expiration date 1/21/22, notional amount $14,227,200	304	326,800
SPDR® S&P 500 ETF Trust Strike price $470, expiration date 1/21/22, notional amount $17,061,000	363	333,960
SPDR® S&P 500 ETF Trust Strike price $472, expiration date 1/7/22, notional amount $13,829,600	293	142,691
SPDR® S&P 500 ETF Trust Strike price $475, expiration date 1/14/22, notional amount $14,250,000	300	138,300
SPDR® S&P Biotech ETF Strike price $134, expiration date 1/21/22, notional amount $1,326,600	99	396
SPDR® S&P Biotech ETF Strike price $135, expiration date 1/21/22, notional amount $1,593,000	118	1,180
Tesla, Inc. Strike price $1,200, expiration date 1/21/22, notional amount $1,320,000	11	18,590
Twilio, Inc. Strike price $310, expiration date 4/14/22, notional amount $713,000	23	25,461
Uber Technologies, Inc. Strike price $50, expiration date 1/21/22, notional amount $1,715,000	343	5,831
Western Digital Corp. Strike price $80, expiration date 4/14/22, notional amount $360,000	45	7,830
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Xerox Holdings Corp. Strike price $25, expiration date 2/18/22, notional amount $60,000	24	$ 1,080
Xerox Holdings Corp. Strike price $30, expiration date 4/14/22, notional amount $78,000	26	455
Xerox Holdings Corp. Strike price $30, expiration date 7/15/22, notional amount $39,000	13	481
Zscaler, Inc. Strike price $370, expiration date 1/21/22, notional amount $518,000	14	1,372
		2,056,539
Put Options–0.04%
†American Airlines Group, Inc. Strike price $10, expiration date 3/18/22, notional amount $31,000	31	186
CBOE Volatility Index Strike price $22, expiration date 1/19/22, notional amount $728,200	331	122,470
CBOT 10 Yr U.S. Treasury Note Future Strike price $129, expiration date 2/18/22, notional amount $387,000	3	1,219
CBOT 10 Yr U.S. Treasury Note Future Strike price $129.5, expiration date 2/18/22, notional amount $23,569,000	182	99,531
Invesco QQQ Trust Series 1 Strike price $325, expiration date 2/18/22, notional amount $487,500	15	1,545
Invesco QQQ Trust Series 1 Strike price $350, expiration date 2/18/22, notional amount $420,000	12	2,736
Invesco QQQ Trust Series 1 Strike price $360, expiration date 1/21/22, notional amount $180,000	5	335
Invesco Senior Loan ETF Strike price $20, expiration date 4/14/22, notional amount $154,000	77	577

LVIP BlackRock Global Allocation Fund–31

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Put Options (continued)
iShares iBoxx High Yield Corporate Bond ETF Strike price $82, expiration date 1/21/22, notional amount $4,034,400	492	$ 2,952
iShares iBoxx High Yield Corporate Bond ETF Strike price $84, expiration date 1/21/22, notional amount $8,265,600	984	8,856
iShares iBoxx High Yield Corporate Bond ETF Strike price $84, expiration date 2/18/22, notional amount $117,600	14	378
iShares iBoxx High Yield Corporate Bond ETF Strike price $85, expiration date 1/21/22, notional amount $178,500	21	210
iShares Russell 2000 ETF Strike price $190, expiration date 2/18/22, notional amount $171,000	9	873
iShares Russell 2000 ETF Strike price $195, expiration date 1/21/22, notional amount $253,500	13	351
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Put Options (continued)
iShares Russell 2000 ETF Strike price $205, expiration date 2/18/22, notional amount $574,000	28	$ 6,580
Pitney Bowes, Inc. Strike price $6, expiration date 4/14/22, notional amount $4,800	8	380
salesforce.com, Inc. Strike price $280, expiration date 1/21/22, notional amount $560,000	20	48,760
†United Airlines Holdings, Inc. Strike price $25, expiration date 3/18/22, notional amount $37,500	15	285
		298,224
		2,354,763
Total Options Purchased (Cost $4,841,561)		3,495,668

TOTAL INVESTMENTS–100.54% (Cost $750,087,543)	934,698,944

	Number of Shares	Value (U.S. $)
COMMON STOCKS SOLD SHORT–(0.12)%
United States–(0.12)%
J M Smucker Co.	(1,967)	$ (267,158)
Walgreens Boots Alliance, Inc.	(16,486)	(859,910)
Total Common Stocks Sold Short (Proceeds $935,419)		(1,127,068)

	Number of Contracts
OPTIONS WRITTEN–(0.25)%
Over-The-Counter–(0.13)%
Put Swaptions–(0.04)%
10 yr Constant Maturity Swap Receive 1.76%, expiration date 1/26/22, notional amount $(9,498,131) GSI	(9,498,131)	(21,547)
10 yr Constant Maturity Swap Receive 1.76%, expiration date 1/26/22, notional amount $(4,749,066) GSI	(4,749,066)	(10,774)
2 yr Constant Maturity Swap Receive 1.08%, expiration date 3/16/22, notional amount $(40,780,434) GSI	(40,780,434)	(56,947)
5 yr Constant Maturity Swap Receive 0.014%, expiration date 1/05/22, notional amount $(14,561,899) CITI	(14,561,899)	(17,799)
5 yr Constant Maturity Swap Receive 0.014%Strike Price,expiration date 1/6/22,notional amount $(5,929,132) GSI	(5,929,132)	$ (5,472)
5 yr Constant Maturity Swap Receive 0.014%, expiration date 1/12/22, notional amount $(2,160,572) MSC	(2,160,572)	(2,147)
5 yr Constant Maturity Swap Receive 0.03%, expiration date 6/15/26, notional amount $(7,540,000) BCLY	(7,540,000)	(87,144)
5 yr Constant Maturity Swap Receive 0.03%, expiration date 6/15/26, notional amount $(7,537,540) BCLY	(7,537,540)	(87,116)
LVIP BlackRock Global Allocation Fund–32

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Over-The-Counter (continued)
Put Swaptions (continued)
5 yr Constant Maturity Swap Receive 0.03%, expiration date 6/30/26, notional amount $(6,873,429) MSC	(6,873,429)	$ (80,021)
5 yr Constant Maturity Swap Receive 0.85%, expiration date 1/19/22, notional amount $(3,100,000) JPM	(3,100,000)	(76)
5 yr Constant Maturity Swap Receive 1.01%, expiration date 1/19/22, notional amount $(450,000) MSC	(450,000)	(134)
5 yr Constant Maturity Swap Receive 1.01%, expiration date 1/19/22, notional amount $(550,000) GSI	(550,000)	(164)
5 yr Constant Maturity Swap Receive 1.01%, expiration date 1/19/22, notional amount $(375,000) BOA	(375,000)	(112)
5 yr Constant Maturity Swap Receive 1.63%, expiration date 2/07/22, notional amount $(19,926,596) GSI	(19,926,596)	(26,657)
		(396,110)
Call Swaptions–(0.01)%
1 yr Constant Maturity Swap Receive 0.40%, expiration date 3/16/23, notional amount $(49,025,906) MSC	(49,025,906)	(14,915)
1 yr Constant Maturity Swap Receive 0.60%, expiration date 3/16/23, notional amount $(49,025,906) MSC	(49,025,906)	(24,539)
		(39,454)
Put Options–(0.07)%
Amazon.com, Inc. Strike price $2,800, expiration date 6/17/22, notional amount $(498,400) CITI	(178)	(14,171)
Charter Communications, Inc. Strike price $560, expiration date 3/18/22, notional amount $(728,000) CITI	(1,300)	(8,562)
EssilorLuxottica SA Strike price EUR160, expiration date 6/17/22, notional amount EUR(714,720) GSI	(4,467)	(23,578)
EUR vs USD Strike price EUR1.1, expiration date 3/17/22, notional amount EUR(6,569,200) BNP	(5,972,000)	(9,662)
EUR vs USD Strike price EUR1.11, expiration date 1/06/22, notional amount EUR(21,212,231) DB	(19,110,118)	(87)
EUR vs USD Strike price EUR1.14, expiration date 1/06/22, notional amount EUR(29,047,379) JPM	(25,480,157)	(107,479)
EUR vs USD Strike price EUR1.15, expiration date 1/06/22, notional amount EUR(29,302,180) DB	(25,480,157)	(314,198)
FIAT Spa Strike price EUR160, expiration date 9/16/22, notional amount EUR(428,000) JPM	(2,675)	(20,270)
Invesco Euro Stoxx 50 Ucits ETF Strike price EUR3,400, expiration date 6/17/22, notional amount EUR(1,523,200) CSI	(448)	(27,253)
LVMH Moet Hennessy Louis Vuitton SE Strike price EUR650, expiration date 3/18/22, notional amount EUR(391,300) BCLY	(602)	(7,826)
Pandora Strike price DKK835.5, expiration date 1/21/22, notional amount DKK(919,050) CITI	(11)	(5,178)
Pioneer Natural Resources Co. Strike price $155, expiration date 4/14/22, notional amount $(2,239,130) MSC	(14,446)	(95,702)
Pioneer Natural Resources Co. Strike price $160, expiration date 1/21/22, notional amount $(844,800) MSC	(5,280)	(4,551)
Royal Dutch Shell PLC Strike price $40, expiration date 4/14/22, notional amount $(1,148,720) CITI	(28,718)	(42,667)
		(681,184)
Call Options–(0.01)%
Charter Communications, Inc. Strike price $680, expiration date 3/18/22, notional amount $(884,000) CITI	(1,300)	(24,915)
Eli Lilly & Co. Strike price $295, expiration date 1/21/22, notional amount $(1,062,000) WF	(36)	(5,226)
Essilorluxottica SA Strike price EUR220, expiration date 6/17/22, notional amount EUR(982,740) GSI	(4,467)	(8,745)
Fiat Spa Strike price EUR225, expiration date 9/16/22, notional amount EUR(601,875) JPM	(2,675)	(8,540)
LVMH Moet Hennessy Louis Vuitton SE Strike price EUR800, expiration date 3/18/22, notional amount EUR(723,200) BCLY	(904)	(6,191)
Pioneer Natural Resources Co. Strike price $225, expiration date 1/21/22, notional amount $(890,550) MSC	(3,958)	(455)
Pioneer Natural Resources Co. Strike price $240, expiration date 4/14/22, notional amount $(3,467,040) MSC	(14,446)	(12,639)
Royal Dutch Shell PLC Strike price $60, expiration date 4/14/22, notional amount $(1,723,080) CITI	(28,718)	(2,718)
USD vs CNH Strike price CNH6.6, expiration date 3/29/22, notional amount CNH(61,023,600) CITI	(9,246,000)	(15,644)
Vodafone Group PLC Strike price GBP1.35, expiration date 1/21/22, notional amount GBP(390,161) GSI	(289,008)	(40)
		(85,113)
		(1,201,861)
Centrally Cleared–(0.12)%
Call Options–(0.05)%
Abbott Laboratories Strike price $146, expiration date 1/21/22, notional amount $(715,400)	(49)	(3,969)
Alcoa Corp. Strike price $65, expiration date 1/21/22, notional amount $(630,500)	(97)	(14,550)
Alibaba Group Holding Ltd Strike price $215, expiration date 1/21/22, notional amount $(1,139,500)	(53)	(212)
Alphabet, Inc. Strike price $3,400, expiration date 2/18/22, notional amount $(1,360,000)	(4)	(2,160)
LVIP BlackRock Global Allocation Fund–33

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Call Options (continued)
Amazon.Com, Inc. Strike price $4,250, expiration date 1/21/22, notional amount $(1,275,000)	(3)	$ (153)
Apple, Inc. Strike price $195, expiration date 1/21/22, notional amount $(5,947,500)	(305)	(11,285)
ARK Innovation ETF Strike price $108, expiration date 2/18/22, notional amount $(1,220,400)	(113)	(14,916)
Atlassian Corp. PLC Strike price $520, expiration date 1/21/22, notional amount $(572,000)	(11)	(1,293)
Autodesk, Inc. Strike price $330, expiration date 1/21/22, notional amount $(924,000)	(28)	(420)
BP PLC Strike price $30, expiration date 1/21/22, notional amount $(429,000)	(143)	(429)
Caesars Entertainment, Inc. Strike price $130, expiration date 1/21/22, notional amount $(364,000)	(28)	(392)
Capital One Financial Corp. Strike price $164.4, expiration date 1/21/22, notional amount $(1,282,320)	(78)	(1,092)
Costco Wholesale Corp. Strike price $585, expiration date 1/21/22, notional amount $(1,813,500)	(31)	(10,850)
Daimler AG Strike price EUR104, expiration date 1/21/22, notional amount EUR(260,000)	(25)	(28)
Devon Energy Corp. Strike price $40, expiration date 1/21/22, notional amount $(560,000)	(140)	(65,100)
Devon Energy Corp. Strike price $50, expiration date 1/21/22, notional amount $(1,810,000)	(362)	(10,860)
Devon Energy Corp. Strike price $55, expiration date 1/21/22, notional amount $(561,000)	(102)	(714)
Dexcom, Inc. Strike price $680, expiration date 3/18/22, notional amount $(884,000)	(13)	(8,775)
Diamondback Energy, Inc. Strike price $140, expiration date 1/21/22, notional amount $(602,000)	(43)	(430)
DR Horton, Inc. Strike price $100, expiration date 1/21/22, notional amount $(510,000)	(51)	(46,027)
DR Horton, Inc. Strike price $115, expiration date 2/18/22, notional amount $(1,449,000)	(126)	(28,476)
Exxon Mobil Corp. Strike price $70, expiration date 1/21/22, notional amount $(399,000)	(57)	(171)
Ford Motor Co. Strike price $27, expiration date 2/18/22, notional amount $(1,098,900)	(407)	(6,105)
Freeport-Mcmoran, Inc. Strike price $46, expiration date 1/21/22, notional amount $(1,048,800)	(228)	(6,156)
Freeport-Mcmoran, Inc. Strike price $49, expiration date 1/21/22, notional amount $(1,200,500)	(245)	(1,715)
General Motors Co. Strike price $80, expiration date 6/17/22, notional amount $(1,328,000)	(166)	(18,260)
Global Payments, Inc. Strike price $195, expiration date 1/21/22, notional amount $(1,150,500)	(59)	(23,600)
Home Depot, Inc. Strike price $440, expiration date 2/18/22, notional amount $(1,848,000)	(42)	(17,010)
iShares China Large-Cap ETF Strike price $42, expiration date 2/18/22, notional amount $(2,049,600)	(488)	(5,368)
iShares China Large-Cap ETF Strike price $48, expiration date 2/18/22, notional amount $(4,128,000)	(860)	(8,600)
iShares MSCI Emerging Markets ETF Strike price $57, expiration date 1/21/22, notional amount $(2,884,200)	(506)	(506)
Lowe's Cos, Inc. Strike price $270, expiration date 1/21/22, notional amount $(1,053,000)	(39)	(4,797)
Marsh & McLennan Cos., Inc. Strike price $180, expiration date 2/18/22, notional amount $(1,476,000)	(82)	(14,760)
Mcdonald'S Corp. Strike price $280, expiration date 2/18/22, notional amount $(1,512,000)	(54)	(10,962)
Micron Technology, Inc. Strike price $92.5, expiration date 1/21/22, notional amount $(249,750)	(27)	(9,180)
Micron Technology, Inc. Strike price $100, expiration date 2/18/22, notional amount $(540,000)	(54)	(13,500)
Micron Technology, Inc. Strike price $105, expiration date 2/18/22, notional amount $(567,000)	(54)	(8,046)
Microsoft Corp. Strike price $365, expiration date 2/18/22, notional amount $(3,248,500)	(89)	(22,695)
Microsoft Corp. Strike price $380, expiration date 2/18/22, notional amount $(1,710,000)	(45)	(4,770)
Mongodb, Inc. Strike price $680, expiration date 1/21/22, notional amount $(544,000)	(8)	(2,000)
Nextera Energy, Inc. Strike price $100, expiration date 3/18/22, notional amount $(2,220,000)	(222)	(24,420)
Nvidia Corp. Strike price $350, expiration date 2/18/22, notional amount $(1,225,000)	(35)	(16,800)
Ovintiv, Inc. Strike price $50, expiration date 1/21/22, notional amount $(535,000)	(107)	(535)
Royal Dutch Shell PLC Strike price $50, expiration date 1/21/22, notional amount $(815,000)	(163)	(815)
SPDR® S&P 500 ETF Trust Strike price $480, expiration date 1/07/22, notional amount $(9,360,000)	(195)	(15,990)
SPDR® S&P 500 ETF Trust Strike price $488, expiration date 1/21/22, notional amount $(5,612,000)	(115)	(8,855)
Tesla, Inc. Strike price $1,400, expiration date 1/21/22, notional amount $(1,540,000)	(11)	(3,795)
Tjx Cos, Inc. Strike price $77.5, expiration date 1/21/22, notional amount $(658,750)	(85)	(6,885)
Twilio, Inc. Strike price $390, expiration date 4/14/22, notional amount $(897,000)	(23)	(4,819)
Uber Technologies, Inc. Strike price $60, expiration date 1/21/22, notional amount $(1,680,000)	(280)	(280)
Unitedhealth Group, Inc. Strike price $530, expiration date 3/18/22, notional amount $(636,000)	(12)	(11,760)
Zscaler, Inc. Strike price $410, expiration date 1/21/22, notional amount $(574,000)	(14)	(280)
		(495,566)
Put Options–(0.07)%
Alcoa Corp. Strike price $40, expiration date 1/21/22, notional amount $(592,000)	(148)	(1,036)
Alibaba Group Holding Ltd. Strike price $150, expiration date 1/21/22, notional amount $(795,000)	(53)	(166,950)
LVIP BlackRock Global Allocation Fund–34

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Put Options (continued)
Alphabet, Inc. Strike price $2,700, expiration date 2/18/22, notional amount $(1,080,000)	(4)	$ (17,120)
Aptiv PLC Strike price $150, expiration date 1/21/22, notional amount $(450,000)	(30)	(2,250)
Atlassian Corp. PLC Strike price $380, expiration date 1/21/22, notional amount $(418,000)	(11)	(12,705)
Autodesk, Inc. Strike price $270, expiration date 1/21/22, notional amount $(756,000)	(28)	(8,960)
Barclays PLC Strike price GBP1.7, expiration date 1/21/22, notional amount GBP(231,200)	(136)	(2,531)
Boston Scientific Corp. Strike price $38, expiration date 1/21/22, notional amount $(421,800)	(111)	(1,610)
BP PLC Strike price $24, expiration date 4/14/22, notional amount $(1,521,600)	(634)	(50,086)
BP PLC Strike price $25, expiration date 1/21/22, notional amount $(292,500)	(117)	(2,106)
CBOE Volatility Index Strike price $18, expiration date 1/19/22, notional amount $(892,800)	(496)	(39,680)
CBOT 10 Yr U.S. Treasury Note Future Strike price $127.5, expiration date 2/18/22, notional amount $(34,807,500)	(273)	(42,656)
CF Industries Holdings, Inc. Strike price $52.5, expiration date 1/21/22, notional amount $(262,500)	(50)	(2,500)
Comcast Corp. Strike price $50, expiration date 1/21/22, notional amount $(760,000)	(152)	(14,288)
Deere & Co. Strike price $320, expiration date 1/21/22, notional amount $(352,000)	(11)	(1,628)
Devon Energy Corp. Strike price $35, expiration date 1/21/22, notional amount $(129,500)	(37)	(481)
Dexcom, Inc. Strike price $580, expiration date 3/18/22, notional amount $(522,000)	(9)	(59,355)
Dick's Sporting Goods, Inc. Strike price $100, expiration date 1/21/22, notional amount $(560,000)	(56)	(3,640)
Dick's Sporting Goods, Inc. Strike price $110, expiration date 1/21/22, notional amount $(275,000)	(25)	(5,625)
DR Horton, Inc. Strike price $90, expiration date 1/21/22, notional amount $(567,000)	(63)	(1,134)
Edwards Lifesciences Corp. Strike price $105, expiration date 1/21/22, notional amount $(441,000)	(42)	(210)
Energy Transfer LP Strike price $8, expiration date 1/21/22, notional amount $(236,000)	(295)	(4,425)
FedEx Corp. Strike price $220, expiration date 1/21/22, notional amount $(374,000)	(17)	(187)
Generac Holdings, Inc. Strike price $300, expiration date 2/18/22, notional amount $(120,000)	(4)	(2,360)
Generac Holdings, Inc. Strike price $360, expiration date 1/21/22, notional amount $(144,000)	(4)	(6,836)
Global Payments, Inc. Strike price $135, expiration date 1/21/22, notional amount $(594,000)	(44)	(16,720)
Intuitive Surgical, Inc. Strike price $320, expiration date 1/21/22, notional amount $(448,000)	(14)	(2,786)
iShares iBoxx High Yield Corporate Bond ETF Strike price $78, expiration date 1/21/22, notional amount $(3,837,600)	(492)	(492)
iShares iBoxx High Yield Corporate Bond ETF Strike price $80, expiration date 1/21/22, notional amount $(7,872,000)	(984)	(2,952)
iShares iBoxx High Yield Corporate Bond ETF Strike price $81, expiration date 1/21/22, notional amount $(170,100)	(21)	(21)
Live Nation Entertainment, Inc. Strike price $85, expiration date 2/18/22, notional amount $(374,000)	(44)	(2,860)
Lloyds Banking Group PLC Strike price GBP0.44, expiration date 1/21/22, notional amount GBP(546,480)	(1,242)	(4,203)
Micron Technology, Inc. Strike price $72.5, expiration date 2/18/22, notional amount $(391,500)	(54)	(1,620)
Microsoft Corp. Strike price $300, expiration date 1/21/22, notional amount $(900,000)	(30)	(1,770)
MongoDB, Inc. Strike price $490, expiration date 1/21/22, notional amount $(392,000)	(8)	(6,944)
O'Reilly Automotive, Inc. Strike price $560, expiration date 1/21/22, notional amount $(336,000)	(6)	(2,460)
Pandora Strike price DKK755.93, expiration date 1/21/22, notional amount DKK(1,908,723)	(25)	(4,147)
Pandora Strike price DKK775.82, expiration date 1/21/22, notional amount DKK(1,488,799)	(19)	(3,081)
Royal Dutch Shell PLC Strike price EUR19, expiration date 1/21/22, notional amount EUR(703,000)	(370)	(13,901)
Royal Dutch Shell PLC Strike price $40, expiration date 1/21/22, notional amount $(884,000)	(221)	(3,867)
salesforce.com, Inc. Strike price $230, expiration date 2/18/22, notional amount $(1,196,000)	(52)	(13,676)
salesforce.com, Inc. Strike price $240, expiration date 1/21/22, notional amount $(384,000)	(16)	(2,544)
salesforce.com, Inc. Strike price $250, expiration date 1/21/22, notional amount $(1,950,000)	(78)	(31,590)
Societe Generale SA Strike price EUR27, expiration date 1/21/22, notional amount EUR(372,600)	(138)	(1,414)
Twilio, Inc. Strike price $200, expiration date 2/18/22, notional amount $(360,000)	(18)	(5,400)
Twilio, Inc. Strike price $260, expiration date 4/14/22, notional amount $(598,000)	(23)	(57,385)
Uber Technologies, Inc. Strike price $40, expiration date 1/21/22, notional amount $(252,000)	(63)	(6,300)
UnitedHealth Group, Inc. Strike price $430, expiration date 3/18/22, notional amount $(516,000)	(12)	(4,620)
LVIP BlackRock Global Allocation Fund–35

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Put Options (continued)
Zscaler, Inc. Strike price $290, expiration date 1/21/22, notional amount $(406,000)	(14)	$ (4,368)
		(645,480)
		(1,141,046)
Total Options Written (Premiums received $(3,390,738))		(2,342,907)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.17%)	(1,529,623)
NET ASSETS APPLICABLE TO 73,255,458 SHARES OUTSTANDING–100.00%	$929,699,346
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND STANDARD CLASS ($929,685,555 / 73,254,372 Shares)	$12.691
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND SERVICE CLASS ($13,791 / 1,086 Shares)	$12.699
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$725,630,499
Distributable earnings/(accumulated loss)	204,068,847
TOTAL NET ASSETS	$929,699,346

Δ Securities have been classified by country of origin.
✠ All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 2 in the Notes to Consolidated Financial Statements for more information regarding unfunded loan commitments.
∞ Delayed settlement. Interest rate to be determined upon settlement date.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
✧✧ Units consist of 1 share of common stock and 1/3 warrant.
✱ Units consist of 1 share of common stock and 1/5 warrant.
§ Units consist of 1 share of common stock and 1/6 warrant.
LVIP BlackRock Global Allocation Fund–36

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 4 in "Notes to Consolidated Financial Statements."
† Non-income producing.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $2,210,925, which represented 0.24% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
Grand Rounds, Inc. Series C	4/29/2019	$ 512,329	$ 529,058
Grand Rounds, Inc. Series D	4/29/2019	310,493	322,041
Jawbone Health Hub, Inc.	4/29/2019	0	0
Lookout, Inc.	4/29/2019	80	88,281
Lookout, Inc. Series F	4/29/2019	534,416	1,031,395
Quintis Pty. Ltd.	4/29/2019	532,104	240,150
Total		$1,889,422	$2,210,925
★	Includes $5,172,507 cash collateral held at broker for futures contracts, $5,616,355 cash collateral held at brokers for centrally cleared swap contracts, $140,000 cash collateral held at brokers for certain open bilateral derivatives, $69,837 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $16,414 variation margin due from broker on futures contracts, $15,899,091 payable for securities purchased, $378,719 payable for fund shares redeemed, $5,757,708 variation margin due to brokers on centrally cleared interest rate swap contracts, $260,838 other accrued expenses payable, $537,317 due to manager and affiliates and $33,802 foreign capital gain taxes payable as of December 31, 2021.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	1,187,744	USD	(1,339,272)	2/3/22	$ 13,889	$ —
BCLY	GBP	1,754,179	USD	(2,327,785)	3/17/22	45,769	—
BCLY	INR	(41,081,317)	USD	537,770	3/17/22	—	(8,412)
BNP	AUD	2,940,000	USD	(2,150,978)	2/17/22	—	(11,724)
BNP	CHF	(2,173,338)	USD	2,374,737	2/3/22	—	(12,460)
BNP	CNH	(27,473,114)	USD	4,259,893	2/11/22	—	(49,584)
BNP	EUR	(9,356,034)	USD	10,891,640	1/20/22	235,430	—
BNP	EUR	17,282,661	USD	(19,574,515)	3/17/22	133,302	—
BNP	INR	(105,691,616)	USD	1,401,599	3/3/22	—	(7,210)
BNP	NOK	20,315,280	USD	(2,374,737)	2/3/22	—	(69,288)
BOA	CAD	2,065,616	USD	(1,606,505)	3/17/22	26,177	—
BOA	EUR	(1,196,000)	USD	1,391,483	1/20/22	29,279	—
BOA	EUR	(1,615,214)	USD	1,821,785	3/17/22	—	(20,081)
BOA	GBP	1,379,044	USD	(1,821,785)	3/17/22	44,180	—
BOA	JPY	318,874,000	USD	(2,786,335)	2/17/22	—	(13,238)
BOA	SEK	(20,184,321)	USD	2,223,656	3/10/22	—	(11,339)
CITI	CNH	4,343,991	USD	(676,413)	1/27/22	5,586	—
CITI	CNH	27,473,114	USD	(4,287,915)	2/11/22	21,563	—
CITI	EUR	2,030,609	USD	(2,288,679)	3/10/22	26,473	—
CITI	EUR	2,017,160	USD	(2,273,269)	3/16/22	26,889	—
CITI	EUR	(1,614,896)	USD	1,830,904	3/16/22	—	(10,553)
CITI	INR	(138,163,945)	USD	1,817,875	3/10/22	—	(21,401)
CITI	JPY	213,429,000	USD	(1,868,959)	1/20/22	—	(13,246)
LVIP BlackRock Global Allocation Fund–37

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	JPY	(261,546,490)	USD	2,303,684	1/20/22	$ 29,601	$ —
CITI	KRW	4,151,222,000	USD	(3,500,807)	2/24/22	—	(14,729)
CITI	RUB	85,671,804	USD	(1,141,758)	3/17/22	—	(15,743)
DB	CHF	(1,322,028)	USD	1,441,065	2/17/22	—	(11,541)
DB	CNH	(27,248,153)	USD	4,249,556	3/17/22	—	(15,117)
DB	EUR	2,200,587	USD	(2,556,478)	2/10/22	—	(49,086)
DB	JPY	1,837,711,833	USD	(16,195,460)	3/10/22	—	(210,269)
DB	NOK	12,514,137	USD	(1,441,065)	2/17/22	—	(21,277)
GSI	AUD	2,481,565	USD	(1,807,299)	2/17/22	—	(1,619)
GSI	CAD	2,893,000	USD	(2,333,996)	1/20/22	—	(46,994)
GSI	JPY	214,624,000	USD	(1,880,624)	1/20/22	—	(14,521)
GSI	MXN	41,218,000	USD	(2,005,934)	1/20/22	201	—
HSBC	BRL	(9,418,673)	USD	1,636,749	3/8/22	—	(26,544)
HSBC	GBP	1,402,616	USD	(1,854,672)	3/17/22	43,188	—
HSBC	HKD	(28,818,683)	USD	3,700,063	2/10/22	3,929	—
HSBC	IDR	13,492,060,000	USD	(942,776)	1/27/22	5,375	—
HSBC	JPY	(156,903,182)	USD	1,373,203	2/10/22	8,757	—
JPMC	CNH	(23,666,000)	USD	3,645,297	1/6/22	—	(76,241)
JPMC	EUR	3,951,000	USD	(4,594,813)	1/6/22	—	(96,077)
JPMC	HKD	(28,680,713)	USD	3,686,377	1/27/22	8,023	—
JPMC	JPY	(166,506,510)	USD	1,465,015	1/20/22	17,281	—
JPMC	JPY	2,939,143,606	USD	(25,878,780)	3/17/22	—	(310,592)
JPMC	NOK	(18,973,000)	USD	2,261,467	1/20/22	107,842	—
MSC	AUD	2,492,190	USD	(1,782,464)	3/3/22	30,999	—
MSC	BRL	7,713,052	USD	(1,351,484)	3/17/22	6,970	—
MSC	CAD	2,896,000	USD	(2,343,345)	1/20/22	—	(53,972)
MSC	EUR	(1,948,000)	USD	2,252,982	1/13/22	34,602	—
MSC	EUR	(4,985,581)	USD	5,803,458	1/20/22	125,047	—
MSC	EUR	(1,187,744)	USD	1,378,908	2/3/22	25,746	—
MSC	GBP	2,356,000	USD	(3,250,255)	1/20/22	—	(61,444)
MSC	JPY	255,409,253	USD	(2,252,982)	1/13/22	—	(32,393)
MSC	JPY	428,729,226	USD	(3,770,208)	1/20/22	—	(42,511)
MSC	NZD	(2,646,415)	USD	1,786,282	3/10/22	—	(24,236)
MSC	SEK	(22,281,029)	USD	2,469,751	3/3/22	2,781	—
UBS	CNH	(21,424,481)	USD	3,301,413	1/13/22	—	(65,900)
UBS	CNH	(4,343,991)	USD	674,634	1/27/22	—	(7,365)
UBS	EUR	3,156,806	USD	(3,562,733)	3/24/22	37,665	—
UBS	JPY	360,178,213	USD	(3,193,701)	2/10/22	—	(61,553)
Total Foreign Currency Exchange Contracts						$1,096,544	$(1,508,260)
LVIP BlackRock Global Allocation Fund–38

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
130	Australia 10 yr Bonds	$ 13,162,655	$ 13,151,256	3/15/22	$ 11,399	$ —
85	Euro- Bund	16,583,898	16,867,529	3/8/22	—	(283,631)
(18)	Euro- Buxl	(4,236,722)	(4,464,325)	3/8/22	227,603	—
60	Euro-BTP	10,042,250	10,242,695	3/8/22	—	(200,445)
7	Japan 10 yr Bonds (OSE)	9,224,811	9,246,392	3/14/22	—	(21,581)
(28)	Long Gilt	(4,733,635)	(4,714,655)	3/29/22	—	(18,980)
241	U.S. Treasury 10 yr Notes	31,442,969	31,160,346	3/22/22	282,623	—
(362)	U.S. Treasury 10 yr Ultra Notes	(53,010,375)	(52,530,688)	3/22/22	—	(479,687)
(136)	U.S. Treasury 2 yr Notes	(29,671,375)	(29,730,614)	3/31/22	59,239	—
895	U.S. Treasury 5 yr Notes	108,274,024	107,873,407	3/31/22	400,617	—
25	U.S. Treasury Long Bonds	4,010,937	3,956,486	3/22/22	54,451	—
(9)	U.S. Treasury Ultra Bonds	(1,774,125)	(1,778,727)	3/22/22	4,602	—
					1,040,534	(1,004,324)
Equity Contracts:
23	E-mini MSCI Emerging Markets Index	1,410,245	1,425,213	3/18/22	—	(14,968)
(17)	E-mini NASDAQ 100	(5,549,055)	(5,564,085)	3/18/22	15,030	—
94	E-mini Russell 2000 Index	10,541,160	10,381,656	3/18/22	159,504	—
(281)	E-mini S&P 500 Index	(66,856,925)	(65,937,053)	3/18/22	—	(919,872)
(52)	Euro STOXX 50 Index	(2,538,285)	(2,475,536)	3/18/22	—	(62,749)
22	FTSE 100 Index	2,180,948	2,142,954	3/18/22	37,994	—
4	FTSE MIB Index	620,437	603,670	3/18/22	16,767	—
4	S&P / TSX 60 Index	810,094	796,297	3/17/22	13,797	—
(6)	SPI 200 Index	(801,796)	(794,145)	3/17/22	—	(7,651)
1	Yen Denominated Nikkei 225 Index	125,293	125,014	3/10/22	279	—
					243,371	(1,005,240)
Total Futures Contracts					$1,283,905	$(2,009,564)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.33- Quarterly[4]	34,561,915	1.00%	12/20/24	$(632,318)	$(477,657)	$—	$(154,661)
CDX.NA.IG.36- Quarterly[4]	1,684,509	1.00%	6/20/26	(41,701)	(36,135)	—	(5,566)
					(513,792)	—	(160,227)
Protection Sold
CDX.NA.HY.37- Quarterly[5]	3,435,049	5.00%	12/20/26	321,863	295,328	26,535	—
ITRAXX.XO.34- Quarterly[6]	EUR 2,601,054	5.00%	12/20/25	355,446	166,978	188,468	—
ITRAXX.XO.35- Quarterly[6]	EUR 1,827,000	5.00%	6/20/26	237,582	210,549	27,033	—
ITRAXX.XO.36- Quarterly[6]	EUR 4,366,734	5.00%	12/20/26	597,598	577,599	19,999	—
					1,250,454	262,035	—

LVIP BlackRock Global Allocation Fund–39

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
JPMC AVIS Budget Group 4.75 - 04/01/2028 - Quarterly	431,000	5.00%	12/20/26	$(58,802)	$(61,835)	$3,033	$—
BCLY Bombardier, Inc. 7.45 - 05/01/2034 - Quarterly	323,216	5.00%	6/20/23	(10,613)	26,731	—	(37,344)
					(35,104)	3,033	(37,344)
Protection Sold
CITI Trust Fibrauno 6.39 - 01/15/2050 - Quarterly	137,000	1.00%	6/20/26	(8,905)	(13,668)	4,763	—
CITI Trust Fibrauno 6.39 - 01/15/2050 - Quarterly	25,000	1.00%	6/20/26	(1,625)	(2,500)	875	—
					(16,168)	5,638	—
					(51,272)	8,671	(37,344)
Total CDS Contracts					$685,390	$270,706	$(197,571)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-(Semiannual/Quarterly)	1,972,000	0.69%	(0.22%) [7]	6/23/30	$133,196	$29	$133,167	$—
10 yr IRS-(Semiannual/Quarterly)	4,443,151	(1.08%)	0.16% [7]	8/17/30	(147,535)	69	—	(147,604)
10 yr IRS-(Semiannual/Quarterly)	2,136,495	(0.64%)	0.16% [7]	8/21/30	(151,982)	33	—	(152,015)
10 yr IRS-(Semiannual/Quarterly)	1,236,000	0.71%	(0.22%) [7]	9/25/30	82,302	19	82,283	—
10 yr IRS-(Semiannual/Quarterly)	988,000	0.76%	(0.22%) [7]	9/29/30	61,374	16	61,358	—
10 yr IRS-(Semiannual/Quarterly)	808,365	(0.68%)	0.20% [7]	9/14/30	(55,890)	12	—	(55,902)
10 yr IRS-(Semiannual/Quarterly)	1,236,000	(0.66%)	0.22% [7]	9/25/30	(87,537)	19	—	(87,556)
10 yr IRS-(Semiannual/Quarterly)	988,000	(0.69%)	0.22% [7]	9/29/30	(67,377)	15	—	(67,392)
10 yr IRS-(Semiannual/Quarterly)	3,283,547	0.81%	(0.16%) [7]	11/23/30	199,668	54	199,614	—
10 yr IRS-(Semiannual/Quarterly)	2,043,203	1.17%	(0.15%) [7]	2/4/31	56,192	30	56,162	—
10 yr IRS-(Semiannual/Quarterly)	1,204,516	1.20%	(0.14%) [7]	2/5/31	30,731	17	30,714	—
10 yr IRS-(Semiannual/Quarterly)	8,919,367	(1.40%)	0.12% [7]	4/7/31	(90,859)	135	—	(90,994)
10 yr IRS-(Semiannual/Quarterly)	5,139,268	(1.42%)	0.12% [7]	4/8/31	(43,359)	78	—	(43,437)
10 yr IRS-(Semiannual/Quarterly)	3,303,612	1.57%	(0.18%) [7]	5/27/31	(8,652)	51	—	(8,703)
10 yr IRS-(Semiannual/Quarterly)	585,787	1.54%	(0.18%) [7]	5/28/31	6	9	—	(3)
10 yr IRS-(Semiannual/Quarterly)	1,712,660	1.38%	(0.13%) [7]	10/14/31	24,596	26	24,570	—
10 yr IRS-(Semiannual/Quarterly)	2,488,312	1.38%	(0.13%) [7]	10/14/31	36,439	38	36,401	—
10 yr IRS-(Semiannual/Quarterly)	2,804,566	1.40%	(0.12%) [7]	10/12/31	35,544	43	35,501	—
10 yr IRS-(Annual/Semiannual)	EUR 3,655,837	0.02%	(0.52%) [8]	8/26/31	104,594	72	104,522	—
10 yr IRS-(Semiannual/Quarterly)	1,042,811	1.41%	(0.18%) [7]	11/30/31	14,394	16	14,378	—
10 yr IRS-(Semiannual/Quarterly)	1,505,692	1.44%	(0.18%) [7]	11/26/31	16,258	23	16,235	—
10 yr IRS-(Semiannual/Quarterly)	12,956,647	(1.59%)	0.13% [7]	10/14/31	66,884	206	66,678	—
10 yr IRS-(Semiannual/Quarterly)	8,824,038	(1.62%)	0.16% [7]	11/19/31	55,246	141	55,105	—
2 yr IRS-(Semiannual/Quarterly)	39,683,220	1.06%	(0.22%) [7]	3/27/22	(188,489)	64	—	(188,553)
2 yr IRS-(Semiannual/Quarterly)	8,141,276	0.53%	(1.00%) [7]	6/6/24	111,897	68	111,829	—
2 yr IRS-(Semiannual/Quarterly)	22,182,766	0.88%	(0.16%) [7]	8/17/22	(141,393)	96	—	(141,489)
LVIP BlackRock Global Allocation Fund–40

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts (continued)
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:(continued)
2 yr IRS-(Monthly)	MXN 34,644,162	(4.42%)	5.23% [9]	2/28/23	$(50,908)	$5	$—	$(50,913)
2 yr IRS-(Monthly)	MXN 34,633,271	(4.50%)	5.24% [9]	3/3/23	(49,548)	4	—	(49,552)
20 yr IRS-(Semiannual/Quarterly)	807,932	1.70%	(0.18%) [7]	11/26/41	6,818	19	6,799	—
3 yr IRS-(Semiannual/Quarterly)	31,150,000	0.40%	(0.19%) [7]	3/8/24	361,379	100	361,279	—
3 yr IRS-(Monthly)	MXN 24,581,627	(4.68%)	5.23% [9]	2/27/24	(65,564)	4	—	(65,569)
3 yr IRS-(Monthly)	MXN 24,581,627	(4.86%)	5.24% [9]	3/1/24	(61,349)	4	—	(61,353)
3 yr IRS-(Semiannual/Quarterly)	6,983,451	0.57%	(0.22%) [7]	6/28/24	85,031	26	85,005	—
3 yr IRS-(Semiannual/Quarterly)	6,383,244	0.51%	(0.12%) [7]	7/13/24	77,214	24	77,190	—
3 yr IRS-(Semiannual/Quarterly)	9,632,031	0.55%	(0.12%) [7]	7/16/24	106,458	62	106,396	—
3 yr IRS-(Semiannual/Quarterly)	6,377,752	0.55%	(0.13%) [7]	7/20/24	71,243	23	71,220	—
3 yr IRS-(Semiannual/Quarterly)	3,188,876	0.55%	(0.13%) [7]	7/20/24	35,479	12	35,467	—
3 yr IRS-(Semiannual/Quarterly)	6,290,174	0.49%	(0.12%) [7]	7/23/24	81,077	24	81,053	—
3 yr IRS-(Semiannual/Quarterly)	6,290,174	0.49%	(0.12%) [7]	7/23/24	81,638	23	81,615	—
3 yr IRS-(Semiannual/Quarterly)	9,606,586	0.56%	(0.15%) [7]	8/12/24	114,343	36	114,307	—
3 yr IRS-(Semiannual/Quarterly)	6,252,514	0.57%	(0.16%) [7]	8/13/24	72,460	23	72,437	—
3 yr IRS-(At Maturity)	BRL 10,128,697	(9.39%)	1.00% [10]	1/2/25	(40,381)	—	—	(40,381)
3 yr IRS-(At Maturity)	BRL 11,049,648	(9.42%)	1.00% [10]	1/2/25	(42,183)	—	—	(42,183)
3 yr IRS-(At Maturity)	BRL 11,008,919	(9.54%)	1.00% [10]	1/2/25	(34,554)	—	—	(34,554)
3 yr IRS-(Semiannual/Quarterly)	3,152,770	0.57%	(0.18%) [7]	8/27/24	38,743	12	38,731	—
3 yr IRS-(Semiannual/Quarterly)	3,152,770	0.57%	(0.18%) [7]	8/27/24	38,509	13	38,496	—
3 yr IRS-(Semiannual/Quarterly)	3,121,240	0.57%	(0.18%) [7]	8/27/24	37,984	12	37,972	—
3 yr IRS-(Semiannual/Quarterly)	3,168,530	0.57%	(0.18%) [7]	8/27/24	38,400	12	38,388	—
3 yr IRS-(Semiannual/Quarterly)	3,168,530	0.57%	(0.18%) [7]	8/27/24	38,221	12	38,209	—
30 yr IRS-(Semiannual/Quarterly)	1,464,000	0.89%	(0.13%) [7]	7/2/50	283,615	34	283,581	—
30 yr IRS-(Semiannual/Quarterly)	958,135	0.88%	(0.13%) [7]	7/21/50	188,351	23	188,328	—
30 yr IRS-(Semiannual/Quarterly)	1,169,000	0.97%	(0.14%) [7]	10/28/50	(207,612)	28	—	(207,640)
30 yr IRS-(Semiannual/Quarterly)	489,000	(1.08%)	0.22% [7]	9/28/50	(73,482)	12	—	(73,494)
30 yr IRS-(Semiannual/Quarterly)	2,084,599	(1.08%)	0.22% [7]	9/28/50	(315,725)	50	—	(315,775)
30 yr IRS-(Semiannual/Quarterly)	3,076,000	1.27%	(0.12%) [7]	10/23/50	327,145	76	327,069	—
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.17%	(0.14%) [7]	10/28/50	158,372	30	158,342	—
30 yr IRS-(Semiannual/Quarterly)	3,539,123	0.98%	(0.13%) [7]	10/29/50	619,981	88	619,893	—
30 yr IRS-(Semiannual/Quarterly)	1,437,202	(1.07%)	0.13% [7]	10/21/50	(220,866)	36	—	(220,902)
30 yr IRS-(Semiannual/Quarterly)	2,634,180	1.30%	(0.16%) [7]	11/19/50	264,113	66	264,047	—
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.22%	(0.18%) [7]	11/27/50	145,336	30	145,306	—
30 yr IRS-(Semiannual/Quarterly)	863,978	1.45%	(0.20%) [7]	12/11/50	56,717	22	56,695	—
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.27%	(0.22%) [7]	12/30/50	132,222	30	132,192	—
30 yr IRS-(Semiannual/Quarterly)	4,734,881	(1.20%)	0.21% [7]	12/22/50	(592,480)	118	—	(592,598)
30 yr IRS-(Semiannual/Quarterly)	2,803,064	1.45%	(0.12%) [7]	1/7/51	170,665	85	170,580	—
30 yr IRS-(Semiannual/Quarterly)	959,496	1.52%	(0.12%) [7]	1/8/51	41,106	29	41,077	—
30 yr IRS-(Semiannual/Quarterly)	2,039,352	1.63%	(0.12%) [7]	1/25/51	37,080	62	37,018	—
30 yr IRS-(Semiannual/Quarterly)	3,772,189	1.48%	(0.14%) [7]	1/28/51	200,768	114	200,654	—
30 yr IRS-(Semiannual/Quarterly)	2,078,083	1.58%	(0.15%) [7]	2/1/51	63,437	63	63,374	—
30 yr IRS-(Semiannual/Quarterly)	1,163,054	1.66%	(0.15%) [7]	2/4/51	11,792	35	11,757	—
30 yr IRS-(Semiannual/Quarterly)	1,204,516	1.68%	(0.14%) [7]	2/5/51	6,454	36	6,418	—
30 yr IRS-(Semiannual/Quarterly)	2,281,240	0.89%	(0.15%) [7]	2/10/51	447,959	69	447,889	—
30 yr IRS-(Semiannual/Quarterly)	468,774	1.88%	(0.17%) [7]	2/22/51	(19,263)	15	—	(19,278)
30 yr IRS-(Semiannual/Quarterly)	3,421,860	(1.24%)	0.15% [7]	2/10/51	(383,552)	104	—	(383,656)
30 yr IRS-(Semiannual/Quarterly)	1,708,765	2.01%	(0.18%) [7]	5/27/51	(117,776)	53	—	(117,829)
30 yr IRS-(Semiannual/Quarterly)	281,178	1.97%	(0.18%) [7]	5/28/51	(16,910)	9	—	(16,919)
30 yr IRS-(Semiannual/Quarterly)	535,345	2.04%	(0.19%) [7]	6/7/51	(39,912)	16	—	(39,928)
30 yr IRS-(Semiannual/Quarterly)	1,189,341	(1.83%)	0.21% [7]	6/22/51	28,481	37	28,444	—
30 yr IRS-(Semiannual/Quarterly)	403,383	1.63%	(0.16%) [7]	8/23/51	7,502	12	7,490	—
30 yr IRS-(Semiannual/Quarterly)	381,874	1.71%	(0.18%) [7]	11/30/51	1,322	12	1,310	—
30 yr IRS-(Semiannual/Quarterly)	564,768	1.85%	(0.12%) [7]	10/15/51	(18,977)	18	—	(18,995)
30 yr IRS-(Semiannual/Quarterly)	878,511	1.82%	(0.12%) [7]	10/18/51	(23,002)	27	—	(23,029)
30 yr IRS-(Semiannual/Quarterly)	953,500	(1.84%)	0.14% [7]	11/8/51	27,645	29	27,616	—
5 yr IRS-(Semiannual/Quarterly)	15,946,713	1.60%	(0.12%) [7]	1/24/25	(313,270)	284	—	(313,554)
5 yr IRS-(Semiannual/Quarterly)	6,209,000	0.35%	(0.19%) [7]	8/27/25	193,344	69	193,275	—
LVIP BlackRock Global Allocation Fund–41

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts (continued)
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:(continued)
5 yr IRS-(Semiannual/Quarterly)	17,914,078	(0.37%)	0.13% [7]	10/29/25	(595,077)	$213	$—	$(595,290)
5 yr IRS-(Semiannual/Quarterly)	4,985,000	(0.46%)	0.16% [7]	11/23/25	(154,313)	60	—	(154,373)
5 yr IRS-(Semiannual/Quarterly)	5,999,681	0.68%	(0.16%) [7]	2/19/26	135,099	46	135,053	—
5 yr IRS-(Semiannual/Quarterly)	1,639,664	0.68%	(0.17%) [7]	2/22/26	37,103	12	37,091	—
5 yr IRS-(Semiannual/Quarterly)	12,546,820	(0.39%)	0.15% [7]	2/10/26	(442,187)	95	—	(442,281)
5 yr IRS-(Semiannual/Quarterly)	19,115,000	(0.83%)	0.19% [7]	3/8/26	(316,318)	147	—	(316,465)
5 yr IRS-(Semiannual/Quarterly)	12,110,094	0.62%	(0.12%) [7]	4/8/26	333,648	96	333,552	—
5 yr IRS-(Semiannual/Quarterly)	29,410,228	0.60%	(0.12%) [7]	4/8/26	836,120	234	835,886	—
5 yr IRS-(Semiannual/Quarterly)	29,410,228	(0.85%)	0.12% [7]	4/8/26	(511,889)	233	—	(512,122)
5 yr IRS-(Semiannual/Quarterly)	12,110,094	(0.87%)	0.12% [7]	4/8/26	(200,128)	96	—	(200,224)
5 yr IRS-(Semiannual/Quarterly)	27,742,000	0.63%	(0.18%) [7]	5/26/26	808,245	227	808,018	—
5 yr IRS-(Semiannual/Quarterly)	41,997,765	0.64%	(0.18%) [7]	5/27/26	1,207,333	343	1,206,990	—
5 yr IRS-(Semiannual/Quarterly)	13,999,255	0.85%	(0.18%) [7]	5/27/26	273,186	115	273,071	—
5 yr IRS-(Semiannual/Quarterly)	4,977,540	2.18%	(1.00%) [7]	6/17/31	(90,832)	44	—	(90,876)
5 yr IRS-(Semiannual/Quarterly)	5,050,000	2.18%	(1.00%) [7]	6/17/31	(91,866)	44	—	(91,910)
5 yr IRS-(Semiannual/Quarterly)	5,050,000	2.16%	(1.00%) [7]	6/18/31	(87,850)	44	—	(87,894)
5 yr IRS-(Semiannual/Quarterly)	2,062,000	1.99%	(1.00%) [7]	7/2/31	(19,533)	19	—	(19,552)
5 yr IRS-(Semiannual/Quarterly)	4,811,429	1.99%	(1.00%) [7]	7/2/31	(46,458)	43	—	(46,501)
5 yr IRS-(Semiannual/Quarterly)	4,190,071	(0.98%)	0.22% [7]	6/28/26	(64,214)	35	—	(64,249)
5 yr IRS-(Semiannual/Quarterly)	2,196,673	0.94%	(0.13%) [7]	10/14/26	37,907	18	37,889	—
5 yr IRS-(Semiannual/Quarterly)	3,761,555	(0.87%)	0.12% [7]	7/13/26	(61,177)	31	—	(61,208)
5 yr IRS-(Monthly)	MXN 20,296,160	(6.48%)	5.24% [9]	8/12/26	(35,872)	9	—	(35,881)
5 yr IRS-(Monthly)	MXN 27,869,289	(6.47%)	5.24% [9]	8/13/26	(49,996)	11	—	(50,007)
5 yr IRS-(Monthly)	MXN 13,784,000	(6.44%)	5.24% [9]	8/14/26	(25,436)	6	—	(25,442)
5 yr IRS-(Monthly)	MXN 22,719,389	(6.42%)	5.24% [9]	8/14/26	(43,042)	9	—	(43,051)
5 yr IRS-(Monthly)	MXN 20,466,582	(6.42%)	5.24% [9]	8/17/26	(38,688)	9	—	(38,697)
5 yr IRS-(Monthly)	MXN 28,020,580	(6.43%)	5.24% [9]	8/13/26	(52,333)	11	—	(52,344)
5 yr IRS-(Semiannual/Quarterly)	3,456,846	1.17%	(0.13%) [7]	10/14/26	21,672	31	21,641	—
5 yr IRS-(Semiannual/Quarterly)	9,191,546	1.15%	(0.15%) [7]	11/10/26	74,669	82	74,587	—
Total IRS Contracts						$6,013	$9,489,214	$(6,600,117)
LVIP BlackRock Global Allocation Fund–42

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Paid (Received)	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
MSC- Receive amounts based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index and pay variable quarterly payments based on LIBOR03M.	2,691	(0.22%)	3/20/22	$1,467	$1,467	$—
GSI- Receive amounts based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index and pay variable quarterly payments based on LIBOR03M.	4,041	(0.21%)	3/20/22	3,201	3,201	—
CITI- Receive Variable amounts based on SOFR12M and payments based on iShares iBoxx $ Investment Grade Corporate Bond ETF.	1,109,080	1.00%	1/19/22	(2,430)	—	(2,430)
CITI- Receive Variable amounts based on SOFR12M and payments based on iShares iBoxx High Yield Corporate Bond ETF.	562,611	0.03%	1/19/22	(855)	—	(855)
CITI- Receive Variable amounts based on SOFR12M and payments based on iShares iBoxx $ Investment Grade Corporate Bond ETF.	545,174	1.00%	1/21/22	(3,661)	—	(3,661)
GSI- Receive amounts based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index and pay variable quarterly payments based on TBILL03M .	4,038	(0.21%)	6/20/22	4,652	4,652	—
MSC- Receive amounts based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index and pay variable quarterly payments based on TBILL03M.	2,692	(0.09%)	6/20/22	3,123	3,123	—
BNP- Receive Variable amounts based on SOFR12M and payments based on Universal Health Services Inc.	87,575	1.00%	6/10/22	(1,244)	—	(1,244)
BNP- Receive Variable amounts based on SOFR12M and payments based on Snap Inc.	176,856	1.00%	3/16/22	(10,663)	—	(10,663)
BNP- Receive Variable amounts based on SOFR12M and payments based on Markit iBoxx USD Liquid Leveraged Loans Total Return Index.	479,989	1.00%	3/17/22	(18,569)	—	(18,569)
Total TRS Contracts					$12,443	$(37,422)
LVIP BlackRock Global Allocation Fund–43

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[11]	Termination Date[12]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Short Equities
Australia
JPM - Afterpay Ltd. - Monthly	(1,088)	0.18%	1/12/2022	(77,260)	$11,596	$11,596	$—
JPM - Crown Resorts Ltd. - Monthly	(1,014)	0.18%	1/12/2022	(8,097)	(720)	—	(720)
JPM - IDP Education Ltd. - Monthly	(3,413)	0.18%	1/12/2022	(85,576)	(405)	—	(405)
Brazil
CITI - Banco BTG Pactual SA - Monthly	(2,874)	0.07%	1/22/2022	(11,033)	238	238	—
JPM - Hapvida Participacoes - Monthly	(13,659)	0.43%	1/12/2022	(27,858)	2,504	2,504	—
JPM - Petro Rio SA - Monthly	(4,185)	0.43%	1/12/2022	(15,812)	315	315	—
JPM - Raia Drogasil SA - Monthly	(7,986)	0.43%	1/12/2022	(34,173)	(596)	—	(596)
CITI - Suzano SA - Monthly	(4,863)	0.07%	1/22/2022	(50,717)	(1,808)	—	(1,808)
Canada
JPM - Teck Cominco Ltd. - Monthly	(670)	0.18%	1/12/2022	(18,611)	(712)	—	(712)
China
CITI - Bilibili, Inc. - Monthly	(1,583)	0.07%	1/22/2022	(74,401)	950	950	—
CITI - China Longyuan Power Group - Monthly	(15,000)	0.07%	1/22/2022	(33,692)	(1,324)	—	(1,324)
JPM - Fuyao Glass Industry Group - Monthly	(3,600)	0.23%	1/12/2022	(19,394)	785	785	—
JPM - GDS Holdings Ltd. - Monthly	(1,265)	0.08%	1/12/2022	(67,177)	7,520	7,520	—
JPM - Innovent Biologics, Inc. - Monthly	(2,000)	0.34%	1/12/2022	(16,828)	4,451	4,451	—
CITI - Microport Scientific Corp. - Monthly	(8,000)	0.07%	1/22/2022	(29,641)	499	499	—
JPM - Shandong Gold Mining Co. Ltd. - Monthly	(28,000)	1.22%	1/12/2022	(47,191)	(719)	—	(719)
CITI - Smoore International Holdings - Monthly	(2,000)	0.07%	1/22/2022	(10,180)	(18)	—	(18)
Denmark
CITI - Vestas Wind Systems - Monthly	(474)	0.08%	1/22/2022	(13,999)	(418)	—	(418)
Finland
CITI - Sampo OYJ - Monthly	(1,108)	0.08%	1/22/2022	(54,201)	(1,189)	—	(1,189)
Germany
CITI - Commerzbank AG - Monthly	(11,818)	0.08%	1/22/2022	(89,071)	(236)	—	(236)
JPM - Delivery Hero SE - Monthly	(739)	0.19%	1/12/2022	(88,939)	7,232	7,232	—
JPM - Hannover Rueck SE - Monthly	(168)	0.19%	1/12/2022	(30,947)	(869)	—	(869)
CITI - Hellofresh SE - Monthly	(188)	0.08%	1/22/2022	(14,697)	306	306	—
Hong Kong
CITI - China Conch Venture Holdings - Monthly	(15,500)	0.07%	1/22/2022	(76,109)	361	361	—
CITI - China Molybdenum Co. Ltd. - Monthly	(21,000)	0.07%	1/22/2022	(11,038)	(32)	—	(32)
JPM - China Southern Airlines Co. - Monthly	(50,000)	0.23%	1/12/2022	(29,629)	(321)	—	(321)
CITI - China Vanke Co. Ltd. - Monthly	(28,700)	0.07%	1/22/2022	(67,629)	851	851	—
JPM - CK Asset Holdings Ltd. - Monthly	(15,500)	0.23%	1/12/2022	(92,022)	(5,694)	—	(5,694)
JPM - Country Garden Holdings Co. Ltd. - Monthly	(140,152)	0.23%	1/12/2022	(131,105)	6,706	6,706	—
JPM - Galaxy Entertainment Group Ltd. - Monthly	(4,000)	0.23%	1/12/2022	(22,164)	1,436	1,436	—
JPM - Geely Automobile Holdings Ltd. - Monthly	(22,000)	0.23%	1/12/2022	(66,313)	6,208	6,208	—
JPM - Great Wall Motor Company Ltd. - Monthly	(14,000)	0.23%	1/12/2022	(54,590)	6,464	6,464	—
CITI - Longfor Group Holdings Ltd. - Monthly	(17,500)	0.07%	1/22/2022	(82,901)	522	522	—
JPM - Ping An Healthcare And Technology - Monthly	(10,100)	0.69%	1/12/2022	(37,893)	1,166	1,166	—
JPM - Shenzhou International Grp - Monthly	(1,500)	0.23%	1/12/2022	(30,591)	1,751	1,751	—
CITI - Sunny Optical Tech - Monthly	(3,300)	0.07%	1/22/2022	(102,638)	(1,742)	—	(1,742)
JPM - Xiaomi Corp. - Monthly	(9,000)	0.23%	1/12/2022	(22,023)	205	205	—
CITI - Xinyi Solar Holdings Ltd. - Monthly	(10,000)	0.07%	1/22/2022	(16,359)	(598)	—	(598)
Italy
JPM - Telecom Italia SPA - Monthly	(40,362)	0.19%	1/12/2022	(20,511)	721	721	—
Japan
JPM - Central Japan Railway Co. - Monthly	(100)	0.18%	1/12/2022	(14,169)	876	876	—
JPM - Hitachi Metals Ltd. - Monthly	(2,400)	0.18%	1/12/2022	(44,946)	525	525	—
JPM - Kobe Bussan Co. Ltd. - Monthly	(200)	0.18%	1/12/2022	(7,100)	(635)	—	(635)
JPM - Lasertec Corporation - Monthly	(300)	0.18%	1/12/2022	(81,081)	(10,710)	—	(10,710)
JPM - Mitsui Fudosan Co., Ltd. - Monthly	(1,900)	0.18%	1/12/2022	(40,837)	3,218	3,218	—
CITI - Open House Co. Ltd. - Monthly	(700)	0.07%	1/22/2022	(37,056)	517	517	—
Netherlands
CITI - Just Eat Takeaway - Monthly	(1,149)	0.07%	1/22/2022	(61,879)	(1,454)	—	(1,454)
Poland
JPM - Cd Projekt SA - Monthly	(1,712)	0.87%	1/12/2022	(77,821)	(3,581)	—	(3,581)
Republic of Korea
CITI - Celltrion Healthcare Co. Ltd. - Monthly	(2,017)	0.07%	1/22/2022	(133,089)	(2,797)	—	(2,797)
JPM - Korea Zinc Co. Ltd. - Monthly	(30)	0.28%	1/12/2022	(12,758)	(150)	—	(150)
LVIP BlackRock Global Allocation Fund–44

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[11]	Termination Date[12]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:

Republic of Korea (continued)
JPM - Ncsoft Corp. - Monthly	(22)	0.28%	1/12/2022	(13,697)	$1,814	$1,814	$—
JPM - Posco Chemical Co. Ltd. - Monthly	(686)	1.07%	1/12/2022	(85,259)	2,363	2,363	—
Singapore
CITI - Singapore Airlines Ltd. - Monthly	(17,800)	0.07%	1/22/2022	(63,092)	(2,792)	—	(2,792)
South Africa
JPM - Capitec Bank Holdings Ltd. - Monthly	(317)	0.33%	1/12/2022	(38,486)	(2,029)	—	(2,029)
Spain
CITI - Ferrovial SA - Monthly	(1,201)	0.07%	1/22/2022	(36,080)	(1,437)	—	(1,437)
Sweden
CITI - Fastighets AB Balder - Monthly	(614)	0.08%	1/22/2022	(42,858)	(1,241)	—	(1,241)
CITI - Sagax AB - Monthly	(901)	0.08%	1/22/2022	(29,356)	(892)	—	(892)
CITI - Sweco AB - Monthly	(814)	0.08%	1/22/2022	(14,406)	(882)	—	(882)
Switzerland
JPM - Swiss Life Holding AG - Monthly	(40)	0.19%	1/12/2022	(23,654)	(787)	—	(787)
Taiwan
JPM - Taiwan Cement - Monthly	(6,000)	0.48%	1/12/2022	(10,307)	(92)	—	(92)
United Kingdom
JPM - Aviva PLC - Monthly	(7,527)	0.18%	1/12/2022	(39,534)	(2,306)	—	(2,306)
CITI - Bt Group PLC - Monthly	(8,525)	0.07%	1/22/2022	(19,331)	(246)	—	(246)
JPM - Ocado Group PLC - Monthly	(1,181)	0.18%	1/12/2022	(26,427)	(415)	—	(415)
CITI - Prudential - Monthly	(818)	0.07%	1/22/2022	(13,783)	(337)	—	(337)
CITI - Rolls-Royce Holdings PLC - Monthly	(47,770)	0.07%	1/22/2022	(75,449)	(4,057)	—	(4,057)
CITI - SSE - Monthly	(1,923)	0.07%	1/22/2022	(42,027)	(923)	—	(923)
CITI - Tesco PLC - Monthly	(12,854)	0.07%	1/22/2022	(49,331)	(1,141)	—	(1,141)
United States
CITI - American International Group - Monthly	(533)	0.07%	1/22/2022	(29,459)	(847)	—	(847)
CITI - Automatic Data Processing - Monthly	(229)	0.07%	1/22/2022	(54,415)	(2,052)	—	(2,052)
CITI - Baidu, Inc. - Monthly	(175)	0.07%	1/22/2022	(25,106)	(933)	—	(933)
JPM - Catalent, Inc. - Monthly	(322)	0.08%	1/12/2022	(41,042)	(184)	—	(184)
JPM - Chipotle Mexican Grill, Inc. - Monthly	(40)	0.08%	1/12/2022	(69,568)	(362)	—	(362)
CITI - Cooper Cos, Inc. - Monthly	(77)	0.07%	1/22/2022	(31,156)	(1,103)	—	(1,103)
JPM - CVS Health Corp. - Monthly	(321)	0.08%	1/12/2022	(30,175)	(2,940)	—	(2,940)
JPM - Discovery, Inc. - Monthly	(558)	1.25%	1/12/2022	(13,409)	273	273	—
CITI - Dish Network Corp. - Monthly	(3,384)	0.08%	1/22/2022	(109,233)	(544)	—	(544)
JPM - Dollar General Corp. - Monthly	(431)	0.08%	1/12/2022	(95,665)	(5,978)	—	(5,978)
JPM - Dollar Tree, Inc. - Monthly	(465)	0.08%	1/12/2022	(64,542)	(800)	—	(800)
JPM - DXC Technology Co. - Monthly	(654)	0.08%	1/12/2022	(20,470)	(582)	—	(582)
CITI - Etsy, Inc. - Monthly	(412)	0.07%	1/22/2022	(92,741)	2,538	2,538	—
JPM - Fiserv, Inc. - Monthly	(808)	0.08%	1/12/2022	(83,459)	(404)	—	(404)
CITI - General Electric Co. - Monthly	(255)	0.07%	1/22/2022	(23,733)	(357)	—	(357)
JPM - Iqiyi, Inc. - Monthly	(21,448)	0.08%	1/12/2022	(116,330)	18,527	18,527	—
CITI - Ke Holdings, Inc. - Monthly	(1,841)	0.07%	1/22/2022	(35,623)	(1,418)	—	(1,418)
CITI - Kingsoft Cloud Holdings - Monthly	(3,076)	0.07%	1/22/2022	(48,724)	277	277	—
CITI - Martin Marietta Materials - Monthly	(47)	0.07%	1/22/2022	(20,478)	(226)	—	(226)
JPM - Match Group, Inc. - Monthly	(349)	0.08%	1/12/2022	(46,244)	89	89	—
CITI - Nucor Corp. - Monthly	(950)	0.08%	1/22/2022	(107,170)	(1,273)	—	(1,273)
CITI - Occidental Petroleum Corp. - Monthly	(925)	0.08%	1/22/2022	(28,462)	1,646	1,646	—
JPM - Paccar, Inc. - Monthly	(1,366)	0.08%	1/12/2022	(121,320)	757	757	—
JPM - Paychex, Inc. - Monthly	(1,033)	0.08%	1/12/2022	(127,150)	(13,855)	—	(13,855)
JPM - Roper Technologies, Inc. - Monthly	(297)	0.08%	1/12/2022	(140,110)	(5,972)	—	(5,972)
JPM - Snap, Inc. - Monthly	(493)	0.08%	1/12/2022	(23,493)	307	307	—
CITI - Wabtec Corp. - Monthly	(1,462)	0.07%	1/22/2022	(131,185)	(3,480)	—	(3,480)
LVIP BlackRock Global Allocation Fund–45

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[11]	Termination Date[12]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:

United States (continued)
JPM - Xpeng, Inc. - Monthly	(1,599)	0.08%	1/12/2022	(76,560)	$(3,918)	$—	$(3,918)
Total Short Equities						$96,514	$(103,533)
Total CFD Swap Contracts						$96,514	$(103,533)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 9 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] The Markit iTraxx Crossover Index, or ITRAXX.XO Index comprises the 75 most liquid sub-investment grade entities. Constituents for the index can be found at www.markit.com/Documentation.
[7] Rate resets based on LIBOR03M.
[8] Rate resets based on EURIBOR06M.
[9] Rate resets based on Mexican Interbank Equilibrium Interest Rate 01M.
[10] Rate resets based on Brazilian Interbank Deposit (Certificado de Depósito Interbancário) Rate.
[11] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 30-300 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the Federal Funds Rate.
[12] Date reflected is the next payment date. Contracts have an open-ended maturity date.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CDX.NA.HY–Credit Default Swap Index North America High Yield
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CHF–Swiss Franc
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CNH–Chinese Yuan Renminbi
CNY–Chinese Yuan
CSI–Credit Suisse International
LVIP BlackRock Global Allocation Fund–46

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
DB–Deutsche Bank
DKK–Danish Krone
ETF–Exchange-Traded Fund
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GS–Goldman Sachs
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
IDR–Indonesia Rupiah
INR–Indian Rupee
IRS–Interest Rate Swap
ITRAXX.XO–Markit iTraxx Crossover Index
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
MIB–Milano Indice di Borsa
MSC–Morgan Stanley & Co.
MSCI–Morgan Stanley Capital International
MXN–Mexican Peso
NOK–Norwegian Krone
NZD–New Zealand Dollar
OSE–Osaka Securities Exchange
PIK–Payment-in-kind
PRIME–Federal Reserve Prime Lending Rate
RUB–Russian Rouble
S&P–Standard & Poor’s
S.F.–Single Family
SEK–Swedish Krona
SOFR03M–Secured Overnight Financing Rate 3 Months
TBILL03M–3-Month Treasury Bill Secondary Market Rate
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SPDR–Standard & Poor’s Depositary Receipt
SPI–Swiss Performance Index
TSX–Toronto Stock Exchange
USD–United States Dollar
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–47

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 12,629,439
Interest	5,683,351
Foreign taxes withheld	(711,377)
17,601,413
EXPENSES:
Management fees	6,139,518
Custodian fees	456,427
Shareholder servicing fees	273,917
Accounting and administration expenses	258,562
Professional fees	152,312
Pricing fees	115,089
Interest expense on securities sold short	62,100
Trustees’ fees and expenses	20,035
Reports and statements to shareholders	9,129
Consulting fees	2,873
Distribution fees-Service Class	34
Other	187,597
7,677,593
Less:
Expenses reimbursed	(555,633)
Total operating expenses	7,121,960
NET INVESTMENT INCOME	10,479,453
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	84,878,588
Foreign currencies	(131,164)
Foreign currency exchange contracts	(5,496,826)
Futures contracts	(29,031,825)
Options purchased	(10,803,690)
Options written	8,776,175
Swap contracts	488,024
Net realized gain	48,679,282
Net change in unrealized appreciation (depreciation) of:
Investments**	7,914,288
Foreign currencies	(28,251)
Foreign currency exchange contracts	(2,063,823)
Futures contracts	1,758,967
Securities sold short	(379,691)
Options purchased	(1,929,300)
Options written	836,428
Swap contracts	3,551,171
Net change in unrealized appreciation (depreciation)	9,659,789
NET REALIZED AND UNREALIZED GAIN	58,339,071
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 68,818,524

*	Includes $116,783 foreign capital gains taxes paid.
**	Includes $33,802 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund
Consolidated Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,479,453	$ 8,382,126
Net realized gain	48,679,282	16,342,675
Net change in unrealized appreciation (depreciation)	9,659,789	124,925,174
Net increase in net assets resulting from operations	68,818,524	149,649,975
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(46,520,027)	(20,679,663)
Service Class	(647)	(253)
	(46,520,674)	(20,679,916)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,110,841	11,437,905
Reinvestment of dividends and distributions:
Standard Class	46,520,027	20,679,663
Service Class	647	253
	58,631,515	32,117,821
Cost of shares redeemed:
Standard Class	(82,866,995)	(147,144,286)
	(82,866,995)	(147,144,286)
Decrease in net assets derived from capital share transactions	(24,235,480)	(115,026,465)
NET INCREASE (DECREASE) IN NET ASSETS	(1,937,630)	13,943,594
NET ASSETS:
Beginning of year	931,636,976	917,693,382
End of year	$929,699,346	$ 931,636,976
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–48

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Standard Class
	Year Ended		4/29/19 [1] to 12/31/19
	12/31/21	12/31/20
Net asset value, beginning of period	$ 12.412	$ 10.653	$ 10.000
Income from investment operations:
Net investment income[2]	0.143	0.105	0.096
Net realized and unrealized gain	0.786	1.929	0.718
Total from investment operations	0.929	2.034	0.814
Less dividends and distributions from:
Net investment income	(0.198)	(0.091)	(0.100)
Net realized gain	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.650)	(0.275)	(0.161)
Net asset value, end of period	$ 12.691	$ 12.412	$ 10.653
Total return[3]	7.55%	19.23%	8.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$929,686	$931,624	$917,683
Ratio of expenses to average net assets	0.75% [4]	0.76% [4]	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.85%	0.75%
Ratio of net investment income to average net assets	1.11% [5]	0.98% [5]	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	0.89%	1.38%
Portfolio turnover	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the year ended December 31, 2021 and year ended December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.73%.
[5]	The ratio of net investment income to average net assets for the year ended December 31, 2021 and year ended December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 1.16% and 1.01% respectively.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–49

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Service Class
	Year Ended		4/29/19 [1] to 12/31/19
	12/31/21	12/31/20
Net asset value, beginning of period	$ 12.416	$ 10.654	$ 10.000
Income from investment operations:
Net investment income[2]	0.113	0.080	0.080
Net realized and unrealized gain	0.788	1.930	0.717
Total from investment operations	0.901	2.010	0.797
Less dividends and distributions from:
Net investment income	(0.166)	(0.064)	(0.082)
Net realized gain	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.618)	(0.248)	(0.143)
Net asset value, end of period	$ 12.699	$ 12.416	$ 10.654
Total return[3]	7.31%	19.01%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14	$ 13	$ 11
Ratio of expenses to average net assets	1.00% [4]	1.01% [4]	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.10%	1.00%
Ratio of net investment income to average net assets	0.87% [5]	0.72% [5]	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.81%	0.63%	1.13%
Portfolio turnover	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the year ended December 31, 2021 and year ended December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.98%.
[5]	The ratio of net investment income to average net assets for the year ended December 31, 2021 and year ended December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 0.91% and 0.76% respectively.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–50

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These consolidated financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek high total investment return.
1. Basis for Consolidation
The Fund may invest up to 25% of its total assets in the shares of LVIP BlackRock Global Allocation Fund Cayman, Ltd., a wholly-owned subsidiary (the "Subsidiary") of the Fund formed in the Cayman Islands. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is not registered under the 1940 Act and not subject to all the investor protections of the 1940 Act.
The Fund consolidates its investment in the Subsidiary in these consolidated financial statements. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary. All material intercompany balances and transactions have been eliminated. As of December 31, 2021, the net assets of the Subsidiary were $7,655,652, which represented 0.82% of the Fund's net assets.
2. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.   Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, interest rate swap contracts, interest rate swap option contracts (swaptions) and contracts for difference ("CFD") are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not
LVIP BlackRock Global Allocation Fund–51

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2019- December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Consolidated Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Net Assets.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Consolidated Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities and derivatives denominated in foreign currency, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP BlackRock Global Allocation Fund is $887,901 and $842,505 respectively.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
LVIP BlackRock Global Allocation Fund–52

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
Use of Estimates–The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
3. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding interest expense and brokerage commissions) exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 101,742	$ 799,605	$ 555,633	$ 1,456,980
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's and the Subsidiary's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$55,024
Legal	8,898
LVIP BlackRock Global Allocation Fund–53

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 3. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Consolidated Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2021, there were no fees paid by the Fund for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 69,837
Management fees payable to LIAC	508,516
Distribution fees payable to LFD	3
Printing and mailing fees payable to Lincoln Life	6,110
Shareholder servicing fees payable to Lincoln Life	22,688
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
4. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 904,231,076
Purchases of U.S. government securities	237,647,702
Sales other than U.S. government securities	1,043,824,930
Sales of U.S. government securities	256,150,574
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$757,947,380
Aggregate unrealized appreciation of investments and derivatives	$227,102,192
Aggregate unrealized depreciation of investments and derivatives	(45,946,776)
Net unrealized appreciation of investments and derivatives	$181,155,416
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
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Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 3,152,559	$ —	$ —	$ 3,152,559
Australia	1,753,560	—	240,150	1,993,710
Belgium	160,031	—	—	160,031
Brazil	508,115	263,665	—	771,780
Canada	10,120,090	—	—	10,120,090
Cayman Islands	312,051	—	—	312,051
China	18,668,032	—	—	18,668,032
Denmark	—	3,012,015	—	3,012,015
Finland	—	1,391,870	—	1,391,870
France	21,303,717	—	—	21,303,717
Germany	975,079	27,952,626	—	28,927,705
Greenland	782,080	—	—	782,080
Hong Kong	3,722,988	—	—	3,722,988
India	646,322	—	—	646,322
Indonesia	—	255,665	—	255,665
Ireland	698,865	—	—	698,865
Israel	3,631,677	—	—	3,631,677
Italy	—	7,819,740	—	7,819,740
Japan	—	20,280,307	—	20,280,307
Macau	12,110	—	—	12,110
Mexico	63,598	—	—	63,598
Netherlands	19,263,023	184,486	—	19,447,509
Norway	—	474,694	—	474,694
Poland	14,950	24,902	—	39,852
Portugal	218,289	—	—	218,289
Republic of Korea	22,691	5,314,968	—	5,337,659
Saudi Arabia	—	11,035	—	11,035
Singapore	548,991	—	—	548,991
South Africa	125,808	—	—	125,808
Spain	—	3,693,307	—	3,693,307
Sweden	373,975	8,542,262	—	8,916,237
Switzerland	4,907,448	5,675,127	—	10,582,575
Taiwan	—	8,136,740	—	8,136,740
Thailand	189,134	—	—	189,134
Turkey	12,113	—	—	12,113
United Arab Emirates	—	—	—*	0
United Kingdom	23,871,384	—	—	23,871,384
United States	409,767,087	—	88,281	409,855,368
Convertible Preferred Stocks	4,105,311	—	1,882,494	5,987,805
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Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$ —	$ 197,798	$ —	$ 197,798
Germany	—	1,603,229	—	1,603,229
United States	677,523	—	—	677,523
Warrants	51,485	—	—	51,485
Convertible Bonds	—	29,806	—	29,806
Agency Commercial Mortgage-Backed Securities	—	639,508	—	639,508
Corporate Bonds
Argentina	—	73,726	—	73,726
Australia	—	—	4,163,265	4,163,265
Bahrain	—	215,500	—	215,500
Brazil	—	231,816	—	231,816
Canada	—	540,664	—	540,664
Cayman Islands	—	204,750	—	204,750
Chile	—	198,000	—	198,000
Colombia	—	301,101	—	301,101
Cyprus	—	196,000	—	196,000
Germany	—	1,853,724	—	1,853,724
Greece	—	591,547	—	591,547
India	—	205,500	—	205,500
Indonesia	—	226,054	—	226,054
Israel	—	244,847	—	244,847
Italy	—	840,639	—	840,639
Luxembourg	—	1,801,380	—	1,801,380
Mexico	—	1,078,163	—	1,078,163
Netherlands	—	481,194	—	481,194
Peru	—	205,002	—	205,002
South Africa	—	216,700	—	216,700
United Arab Emirates	—	434,097	—	434,097
United Kingdom	—	3,408,406	—	3,408,406
United States	—	29,297,822	—	29,297,822
Loan Agreements	—	29,053,504	—	29,053,504
Non-Agency Asset-Backed Securities	—	10,454,836	—	10,454,836
Non-Agency Collateralized Mortgage Obligations	—	1,178,494	—	1,178,494
Non-Agency Commercial Mortgage-Backed Securities	—	18,860,553	—	18,860,553
Sovereign Bonds	—	22,427,119	—	22,427,119
U.S. Treasury Obligations	—	12,819,635	—	12,819,635
Exchange-Traded Funds	28,538,760	—	—	28,538,760
Money Market Fund	132,485,717	—	—	132,485,717
Options Purchased	2,355,016	1,140,652	—	3,495,668
Total Investments	$694,039,579	$234,285,175	$6,374,190	$934,698,944
Liabilities:
Common Stocks Sold Short	$ (1,127,068)	$ —	$ —	(1,127,068)
Total Investments	$ (1,127,068)	$ —	$ —	$ (1,127,068)
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 1,096,544	$—	$ 1,096,544
Futures Contracts	$ 1,283,905	$ —	$—	$ 1,283,905
Swap Contracts	$ —	$ 9,868,877	$—	$ 9,868,877
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(1,508,260)	$—	$(1,508,260)
Futures Contracts	$(2,009,564)	$ —	$—	$(2,009,564)
Options Written	$(1,141,046)	$(1,201,861)	$—	$(2,342,907)
Swap Contracts	$ —	$(6,938,643)	$—	$(6,938,643)

LVIP BlackRock Global Allocation Fund–56

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Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
*	Includes securities that have been valued at zero on the "Consolidated Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts, Defaulted Bond Income Accruals, Premium Amortization Accruals, straddle losses deferral, tax treatment of Passive Foreign Investment Company (“PFICS”) Un-reversed Inclusions, investment in wholly owned subsidiary and investments in SWAPs.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$46,520,674	$20,679,916
6. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 42,956,357
Undistributed long-term capital gains	15,801,710
Other temporary differences	(33,883,284)
Net unrealized appreciation	179,194,064
Distributable earnings/(accumulated loss)	$204,068,847
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to tax treatment of earnings from wholly owned subsidiary:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(886,716)	$886,716
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
7. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	945,313	1,069,148
Service Class	—	—
Shares reinvested:
Standard Class	3,664,538	1,745,436
Service Class	51	21
	4,609,902	2,814,605
Shares redeemed:
Standard Class	(6,414,667)	(13,901,747)
Service Class	—	—
	(6,414,667)	(13,901,747)
Net decrease	(1,804,765)	(11,087,142)
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
8. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and as a cash management tool.
Options Contracts–During the year ended December 31, 2021, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received
LVIP BlackRock Global Allocation Fund–58

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2021, the Fund used options contracts, including swaptions, to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to generate income; to protect the value of portfolio securities; as a cash management tool; to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options; to facilitate investments in portfolio securities; to offset capital losses and to receive premiums for writing options.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, interest rate swap contracts and CFDs in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a buyer and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Consolidated Statement of Net Assets, at December 31, 2021, the notional value of the protection sold was USD 3,597,049 and EUR 8,794,788, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined
LVIP BlackRock Global Allocation Fund–59

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2021, net unrealized appreciation of the protection sold was $267,673.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to gain exposure to certain securities or markets; to enhance total return and to hedge against credit events.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2021, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2021, the Fund used contracts for difference to obtain short exposure and to gain exposure to certain securities or markets.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended December 31, 2021, the Fund used currency swaps to protect against currency fluctuations.
LVIP BlackRock Global Allocation Fund–60

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Consolidated Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Net Assets Location	Fair Value	Consolidated Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ 1,096,544	Liabilities net of receivables and other assets	$ (1,508,260)
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	243,371	Liabilities net of receivables and other assets	(1,005,240)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	1,040,534	Liabilities net of receivables and other assets	(1,004,324)
Options purchased (Equity contracts)	Liabilities net of receivables and other assets	2,462,798	Liabilities net of receivables and other assets	—
Options purchased (Currency contracts)	Liabilities net of receivables and other assets	489,514	Liabilities net of receivables and other assets	—
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	543,356	Liabilities net of receivables and other assets	—
Options written (Equity contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(1,852,696)
Options written (Currency contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(447,070)
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(43,142)
Swap contracts (Equity contracts)	Liabilities net of receivables and other assets	108,957	Liabilities net of receivables and other assets	(140,955)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	270,706	Liabilities net of receivables and other assets	(197,571)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	9,489,214	Liabilities net of receivables and other assets	(6,600,117)
Total		$15,744,994		$(12,799,375)
LVIP BlackRock Global Allocation Fund–61

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (5,496,826)	$(2,063,823)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(23,194,407)	1,527,203
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(5,837,418)	231,764
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(9,467,295)	(1,581,773)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	865,706	262,493
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(2,202,101)	(610,020)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	7,588,964	(441,435)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(496,527)	270,350
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,683,738	1,007,513
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	514,872	(678,175)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(36,407)	(313,748)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	9,559	4,543,094
Total		$(36,068,142)	$ 2,153,443
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$133,248,461	$67,004,734
Futures contracts (average notional value)	156,014,879	246,935,318
Options contracts (average value)	5,784,978	3,377,151
CDS contracts (average notional value)**	13,107,209	29,596,186
Interest rate swap contracts (average notional value)***	225,669,194	216,355,971
Total return swap contracts (average notional value)	545,625	2,893,990
Contracts for difference swap contract (average notional volume)	—	52,412

**Long represents buying protection and short represents selling protection.
***Long represents paying floating interest payments and short represent receiving floating interest payments.
LVIP BlackRock Global Allocation Fund–62

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
At December 31, 2021, the Fund posted cash and securities collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Barclays Bank	$140,000	$ 39,306
Credit Suisse International	—	4,913
Deutsche Bank	—	208,189
Goldman Sachs	—	40,289
Total	$140,000	$292,697
At December 31, 2021, the Fund received cash and securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$ 2,000	$ —
Citigroup Global Markets	70,257	—
Hong Kong Shanghai Bank	—	10,748
JPMorgan Chase Bank	281,000	—
Morgan Stanley & Co. International	30,000	—
Total	$383,257	$10,748
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 100,106	$ (44,770)	$ 55,336
Barclays Bank PLC	79,920	(234,032)	(154,112)
BNP Paribas SA	404,482	(190,404)	214,078
Citigroup Global Markets	288,938	(252,070)	36,868
Credit Suisse International	15,984	(27,253)	(11,269)
Deutsche Bank	112,526	(621,575)	(509,049)
Goldman Sachs International	181,409	(217,059)	(35,650)
Hong Kong Shanghai Bank	61,249	(26,544)	34,705
JPMorgan Chase Bank	563,970	(685,010)	(121,040)
Morgan Stanley Capital	481,766	(449,660)	32,106
UBS AG	37,665	(134,818)	(97,153)
Wells Fargo Securities LLC	27,065	(5,226)	21,839
Total	$2,355,080	$(2,888,421)	$(533,341)

LVIP BlackRock Global Allocation Fund–63

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 55,336	$ —	$ (2,000)	$ —	$ —	$ 53,336
Barclays Bank PLC	(154,112)	—	—	14,112	140,000	—
BNP Paribas SA	214,078	—	—	—	—	214,078
Citigroup Global Markets	36,868	—	(36,868)	—	—	—
Credit Suisse International	(11,269)	—	—	4,913	—	(6,356)
Deutsche Bank	(509,049)	—	—	208,189	—	(300,860)
Goldman Sachs International	(35,650)	—	—	35,650	—	—
Hong Kong Shanghai Bank	34,705	(10,748)	—	—	—	23,957
JPMorgan Chase Bank	(121,040)	—	—	—	—	(121,040)
Morgan Stanley Capital	32,106	—	(30,000)	—	—	2,106
UBS AG	(97,153)	—	—	—	—	(97,153)
Wells Fargo Securities LLC	21,839	—	—	—	—	21,839
Total	$(533,341)	$(10,748)	$(68,868)	$262,864	$140,000	$(210,093)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
10. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 2. Restricted securities have been identified on the Consolidated Statement of Net Assets.
LVIP BlackRock Global Allocation Fund–64

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Risk Factors (continued)
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Fund–65

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of net assets of LVIP BlackRock Global Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period ended, the consolidated financial highlights for each of the two years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended and its consolidated financial highlights for each of the two years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Global Allocation Fund–66

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group category and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP BlackRock Global Allocation Fund–67

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Global Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Allocation funds category and the BlackRock Global Allocation Composite Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in 2019, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which BlackRock serves as investment adviser or subadviser. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Fund–68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Allocation Fund–69

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Global Allocation Fund–70

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Fund–71

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Fund–72

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Fund–73

LVIP BlackRock Global Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
BlackRock Investment Management LLC
The Fund returned 7.74% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 10.23% and its broad-based benchmark index, the S&P 500® Index2, returned 28.71%.
Global stocks finished 2021 strong, as investors around the world put aside immediate concerns about the contagiousness of the Omicron variant and evolving global central bank policy, and instead decided to embrace risk assets as the year headed toward its close. Despite another month of elevated inflation prints, market participants chose to selectively focus their attention on the strength of the U.S. jobs market, where initial jobless claims reported for the month of November hovered near 50-year lows. European stocks, as represented by the MSCI Europe Index, posted some of the best returns during December’s rally, despite elevated risks of lockdowns across portions of the continent. Within fixed income, high quality bonds such as U.S. Treasuries, U.S. investment grade bonds, and International Sovereigns experienced losses, while more aggressive sectors across global credit markets, including U.S. high yield bonds and Emerging Market Sovereigns, enjoyed gains, as investors sought out riskier asset classes.
The Fund was overweight equities (+8%) and cash equivalents (+16%), underweight fixed income (-24%), and had minimal exposure to commodities (<1%). Within equities, the Fund's largest overweights were consumer discretionary, healthcare, energy, materials, communication services and industrials, and largest underweight was consumer staples. The Fund was overweight the U.S., China and Europe, and underweight Japan and Australia. Within fixed income, the Fund was underweight developed market government bonds, and overweight credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 0.3 years vs. a benchmark duration of 2.7 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund was overweight the U.S. dollar and underweight the euro.
An overweight to equities, as compared to the reference benchmark, positively impacted returns. Within equities, stock selection within materials contributed to performance. An underweight to developed market government bonds, as compared to the reference benchmark, was additive. Within fixed income, exposure to credit and securitized assets positively impacted returns. An overweight to Chinese government bonds also contributed to performance. Currency management, notably an overweight to the U.S. dollar and an underweight to the euro, was additive.
Within equities, security selection in consumer discretionary, information technology and industrials detracted from performance. Tactical hedges on equity positioning to manage the overall beta, notably short positions on select U.S. equity markets futures, negatively impacted returns. Within fixed income, positioning with
U.S. Treasuries to manage duration exposure, notably positioning at the long end of the curve, weighed on performance. Exposure to gold-related securities and cash and cash equivalents detracted from returns.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco
Maria Schiopu
Adam Schenck
Underlying Fund Portfolio Managers:
BlackRock Investment Management LLC:	Russ Koesterich
David Clayton
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,400 for the Standard Class shares and to $14,940 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 5/1/13 through 12/31/21. The same $10,000 investment would

LVIP BlackRock Global Allocation Managed Risk Fund–1

LVIP BlackRock Global Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
have increased to $19,370 and $35,372, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.74%
Five Years	+ 7.89%
Inception (5/1/13)	+ 5.11%
Service Class Shares
One Year	+ 7.36%
Five Years	+ 7.52%
Inception (5/1/13)	+ 4.74%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% ICE Bank of America 5-Yr US Treasury Bond Index; 16% FTSE Non-U.S. Dollar World Government Bond Index; 24% FTSE World Ex US; and 36% S&P 500® Index.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation Managed Risk Fund–2

LVIP BlackRock Global Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,010.80	0.13%	$0.66
Service Class Shares	1,000.00	1,009.00	0.48%	2.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.60	0.13%	$0.66
Service Class Shares	1,000.00	1,022.80	0.48%	2.45

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund–3

LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	97.17%
Investment Company	97.17%
Global Multi-Asset Fund	97.17%
Unaffiliated Investment	2.67%
Investment Company	2.67%
Money Market Fund	2.67%
Total Investments	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%
LVIP BlackRock Global Allocation Managed Risk Fund–4

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–97.17%
INVESTMENT COMPANY–97.17%
Global Multi-Asset Fund–97.17%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Allocation Fund	73,152,693	$ 928,380,823
Total Affiliated Investment (Cost $736,189,170)		928,380,823
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–2.67%
INVESTMENT COMPANY–2.67%
Money Market Fund–2.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	25,524,872	$ 25,524,872
Total Unaffiliated Investment (Cost $25,524,872)		25,524,872

TOTAL INVESTMENTS–99.84% (Cost $761,714,042)	953,905,695
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	1,562,970
NET ASSETS APPLICABLE TO 76,449,492 SHARES OUTSTANDING–100.00%	$955,468,665

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
5	Australian Dollar	$ 363,900	$ 356,429	3/14/22	$ 7,471	$ —
10	British Pound	845,688	828,321	3/14/22	17,367	—
15	Euro	2,137,969	2,121,200	3/14/22	16,769	—
10	Japanese Yen	1,087,250	1,103,320	3/14/22	—	(16,070)
1	Swedish Krona	221,420	220,921	3/14/22	499	—
					42,106	(16,070)
Equity Contracts:
54	E-mini MSCI Emerging Markets Index	3,311,010	3,340,210	3/18/22	—	(29,200)
8	E-mini Russell 2000 Index	897,120	886,206	3/18/22	10,914	—
72	E-mini S&P 500 Index	17,130,600	16,775,334	3/18/22	355,266	—
10	E-mini S&P MidCap 400 Index	2,837,700	2,771,057	3/18/22	66,643	—
50	Euro STOXX 50 Index	2,440,658	2,375,371	3/18/22	65,287	—
10	FTSE 100 Index	991,340	974,292	3/18/22	17,048	—
7	OMXS 30 Index	187,410	177,785	1/21/22	9,625	—
4	SPI 200 Index	534,531	531,915	3/17/22	2,616	—
7	TOPIX Index	1,212,205	1,180,570	3/10/22	31,635	—
					559,034	(29,200)
Total Futures Contracts					$601,140	$(45,270)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP BlackRock Global Allocation Managed Risk Fund–5

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–6

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$928,380,823
Unaffiliated investments, at value	25,524,872
Cash collateral held at broker for futures contracts	1,663,716
Receivable for securities sold	378,719
Receivable for fund shares sold	22,654
Prepaid expenses	2,963
Dividends and interest receivable	533
Other receivables	210
TOTAL ASSETS	955,974,490
LIABILITIES:
Due to manager and affiliates	364,674
Variation margin due to broker on futures contracts	63,640
Other accrued expenses payable	39,615
Payable for fund shares redeemed	37,896
TOTAL LIABILITIES	505,825
TOTAL NET ASSETS	$955,468,665
Affiliated investments, at cost	$736,189,170
Unaffiliated investments, at cost	25,524,872
Standard Class:
Net Assets	$ 89,733
Shares Outstanding	7,130
Net Asset Value Per Share	$ 12.585
Service Class:
Net Assets	$955,378,932
Shares Outstanding	76,442,362
Net Asset Value Per Share	$ 12.498
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$830,344,166
Distributable earnings/(accumulated loss)	125,124,499
TOTAL NET ASSETS	$955,468,665
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–7

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$14,127,725
Dividends from unaffiliated investments	3,627
14,131,352
EXPENSES:
Distribution fees-Service Class	3,394,761
Management fees	1,455,032
Shareholder servicing fees	281,306
Accounting and administration expenses	128,855
Professional fees	38,663
Reports and statements to shareholders	22,046
Trustees’ fees and expenses	20,573
Custodian fees	6,157
Consulting fees	3,552
Pricing fees	902
Other	73,623
5,425,470
Less:
Management fees waived	(727,516)
Total operating expenses	4,697,954
NET INVESTMENT INCOME	9,433,398
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	10,166,557
Sale of unaffiliated investments	28
Distributions from affiliated investment companies	32,362,081
Futures contracts	4,956,121
Net realized gain	47,484,787
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	12,125,151
Foreign currencies	(16,933)
Futures contracts	(113,830)
Net change in unrealized appreciation (depreciation)	11,994,388
NET REALIZED AND UNREALIZED GAIN	59,479,175
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,912,573
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,433,398	$ 2,466,200
Net realized gain (loss)	47,484,787	(37,542,548)
Net change in unrealized appreciation (depreciation)	11,994,388	125,017,583
Net increase in net assets resulting from operations	68,912,573	89,941,235
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,329)	(1,595)
Service Class	(43,222,401)	(14,334,904)
	(43,226,730)	(14,336,499)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,743	1,126
Service Class	30,941,157	32,338,569
Reinvestment of dividends and distributions:
Standard Class	4,329	1,595
Service Class	43,222,401	14,334,904
	74,169,630	46,676,194
Cost of shares redeemed:
Standard Class	(4,735)	(95,052)
Service Class	(100,394,000)	(110,823,916)
	(100,398,735)	(110,918,968)
Decrease in net assets derived from capital share transactions	(26,229,105)	(64,242,774)
NET INCREASE (DECREASE) IN NET ASSETS	(543,262)	11,361,962
NET ASSETS:
Beginning of year	956,011,927	944,649,965
End of year	$ 955,468,665	$ 956,011,927
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–8

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.272	$ 11.280	$ 10.008	$ 10.789	$ 9.631
Income (loss) from investment operations:
Net investment income[1]	0.171	0.069	0.090	0.088	0.121
Net realized and unrealized gain (loss)	0.778	1.149	1.563	(0.869)	1.148
Total from investment operations	0.949	1.218	1.653	(0.781)	1.269
Less dividends and distributions from:
Net investment income	(0.636)	(0.226)	(0.252)	—	(0.111)
Net realized gain	—	—	(0.129)	—	—
Total dividends and distributions	(0.636)	(0.226)	(0.381)	—	(0.111)
Net asset value, end of period	$ 12.585	$ 12.272	$ 11.280	$ 10.008	$ 10.789
Total return[2]	7.74%	10.81%	16.63%	(7.24%)	13.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90	$ 86	$ 168	$ 164	$ 189
Ratio of expenses to average net assets[3]	0.13%	0.15%	0.14%	0.14%	0.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.22%	0.41%	0.81%	0.79%
Ratio of net investment income to average net assets	1.33%	0.62%	0.83%	0.82%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	0.55%	0.56%	0.15%	0.50%
Portfolio turnover[4]	6%	4%	104%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–9

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.190	$ 11.209	$ 9.911	$ 10.722	$ 9.575
Income (loss) from investment operations:
Net investment income[1]	0.124	0.030	0.051	0.050	0.084
Net realized and unrealized gain (loss)	0.773	1.136	1.548	(0.861)	1.141
Total from investment operations	0.897	1.166	1.599	(0.811)	1.225
Less dividends and distributions from:
Net investment income	(0.589)	(0.185)	(0.172)	—	(0.078)
Net realized gain	—	—	(0.129)	—	—
Total dividends and distributions	(0.589)	(0.185)	(0.301)	—	(0.078)
Net asset value, end of period	$ 12.498	$ 12.190	$ 11.209	$ 9.911	$ 10.722
Total return[2]	7.36%	10.42%	16.22%	(7.56%)	12.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$955,379	$955,926	$944,482	$899,033	$1,034,015
Ratio of expenses to average net assets[3]	0.48%	0.50%	0.49%	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.57%	0.76%	1.16%	1.14%
Ratio of net investment income to average net assets	0.98%	0.27%	0.48%	0.47%	0.82%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.90%	0.20%	0.21%	(0.20%)	0.15%
Portfolio turnover[4]	6%	4%	104%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–10

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP BlackRock Global Allocation Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP BlackRock Global Allocation Fund invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP BlackRock Global Allocation Managed Risk Fund–11

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.075% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$56,503
Legal	9,138
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,727 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 60,248
Distribution fees payable to LFD	281,130
Shareholder servicing fees payable to Lincoln Life	23,296
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation Managed Risk Fund–12

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-97.17%@
Global Multi-Asset Fund-97.17%@
✧✧LVIP BlackRock Global Allocation Fund	$931,634,642	$57,264,342	$82,809,869	$10,166,557	$12,125,151	$928,380,823	73,152,693	$14,127,725	$32,362,081

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$57,264,342
Sales	82,809,869
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$761,997,730
Aggregate unrealized appreciation of investments and derivatives	$191,951,842
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$191,951,842
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Allocation Managed Risk Fund–13

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$928,380,823	$—	$—	$928,380,823
Unaffiliated Investment Company	25,524,872	—	—	25,524,872
Total Investments	$953,905,695	$—	$—	$953,905,695
Derivatives:
Assets:
Futures Contracts	$ 601,140	$—	$—	$ 601,140
Liabilities:
Futures Contracts	$ (45,270)	$—	$—	$ (45,270)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle deferral and reversals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$43,226,730	$14,336,499
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,012,532
Capital loss carryforward	(67,807,022)
Other temporary differences	(35,700)
Net unrealized appreciation	191,954,689
Distributable earnings/(accumulated loss)	$125,124,499
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$25,674,546	$42,132,476	$67,807,022
In 2021, the Fund utilized $15,161,833 of capital loss carryforwards.
LVIP BlackRock Global Allocation Managed Risk Fund–14

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	136	105
Service Class	2,430,098	2,921,195
Shares reinvested:
Standard Class	343	131
Service Class	3,447,637	1,183,275
	5,878,214	4,104,706
Shares redeemed:
Standard Class	(364)	(8,071)
Service Class	(7,853,249)	(9,950,050)
	(7,853,613)	(9,958,121)
Net decrease	(1,975,399)	(5,853,415)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$559,034	Variation margin due to broker on futures contracts	$(29,200)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	42,106	Variation margin due to broker on futures contracts	(16,070)
Total		$601,140		$(45,270)

LVIP BlackRock Global Allocation Managed Risk Fund–15

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,372,596	$ (33,605)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(337,473)	(80,225)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(79,002)	—
Total		$4,956,121	$(113,830)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$36,787,607	$33,534
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Global Allocation Managed Risk Fund–17

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by LIAC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation Managed Risk Fund–18

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP BlackRock Global Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar World Allocation funds category and the Fund’s custom benchmark index, the BlackRock Global Allocation Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net management fee of the Morningstar peer group. The Board considered that the Morningstar peer group for the Fund contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Global Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Managed Risk Fund–24

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 12.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned 12.63% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
2021 was as successful year for equity markets as global stocks gained 19% as represented by the MSCI ACWI Index3, commodities soared 39% as represented by the CRB Commodities Index, and bitcoin rose 60%, as per Bloomberg. With rising global inflation and concerns about the Fed taking away the punchbowl, bond investors saw a tick lower across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive assets fared the worst while high yield bonds squeaked out a 1% gain on the back of 77bps of spread compression (Bloomberg Corporate High Yield Index).
U.S. equities, as represented by the S&P 500 Index, soared in Q4 with an 11% return ending 2021 29% higher and continuing the momentum from the previous two years. While the year began with value and small caps outpacing, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, the VIX ended the year up over 17%.
U.S. equity factors posted strong absolute returns in the fourth quarter and overall, for 2021, but failed to outpace broader markets contributing to the Fund’s underperformance. The value factor, as represented by the MSCI USA Enhanced Value Factor Index, managed to squeak out a +52bps excess return in 2021, on the back of a massive 18% gain in Q1 and a 29% return for the year. Quality, as represented by the MSCI USA Sector Neutral Quality Index, led the pack with a 27% return, followed by low size as represented by the MSCI USA Size Factor Index, minimum volatility as represented by the MSCI USA Minimum Volatility Index, and momentum as represented by MSCI USA Momentum Index rounding out the back returning 25%, 21% and 14% returns respectively.
While COVID lead the headlines in 2021, it was inflation and FED interest rate policy that dominated markets. As we turned the corner into 2021, we saw a continued rebound in economic activity and normalizing of growth. In Q3 2021 we saw 2.3% GDP (Bloomberg) growth in the US. While growth was stabilizing inflation ratcheted up through the year. At the end of November prices climbed to a rate of 7% (Bloomberg), the highest in 40 years. While corporate bonds provided some cushion to rising rates, spreads only tightened 4bps during the year to 92bps as represented by the Bloomberg Investment Grade Corporate Bond Index.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Maria Schiopu
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,396 for the Standard Class shares and to $15,094 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 5/2/16 through 12/31/21. The same $10,000 investment would have increased to $17,367 and $11,827, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 12.69%
Five Years	+ 8.52%
Inception (5/2/16)	+ 7.91%
Service Class Shares
One Year	+ 12.31%
Five Years	+ 8.14%
Inception (5/2/16)	+ 7.54%
1. The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 5% S&P MidCap 400® Index and 5% Russell 2000 Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,049.50	0.30%	$1.55
Service Class Shares	1,000.00	1,047.70	0.65%	3.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.30%	$1.53
Service Class Shares	1,000.00	1,022.00	0.65%	3.31

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.86%
Equity Funds	49.84%
Fixed Income Funds	29.08%
International Equity Funds	18.04%
Money Market Fund	2.90%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.86%
Equity Funds–49.84%
iShares Core S&P 500 ETF	248,753	$ 118,652,694
iShares Core S&P Mid-Cap ETF	98,066	27,760,523
iShares Edge MSCI Min Vol USA ETF	1,274,057	103,071,211
iShares Russell 2000 ETF	114,325	25,431,596
		274,916,024
Fixed Income Funds–29.08%
iShares Broad USD Investment Grade Corporate Bond ETF	449,722	26,866,392
iShares Core U.S. Aggregate Bond ETF	697,084	79,523,343
iShares Core U.S. Treasury Bond ETF	1,017,793	27,154,717
iShares MBS ETF	249,891	26,845,790
		160,390,242
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–18.04%
iShares Edge MSCI Min Vol EAFE ETF	891,073	$ 68,407,674
iShares Edge MSCI Min Vol Emerging Markets ETF	495,042	31,098,539
		99,506,213
Money Market Fund–2.90%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	15,976,961	15,976,961
		15,976,961
Total Investment Companies (Cost $410,077,100)		550,789,440

TOTAL INVESTMENTS–99.86% (Cost $410,077,100)	550,789,440
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	794,917
NET ASSETS APPLICABLE TO 40,681,357 SHARES OUTSTANDING–100.00%	$551,584,357
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($51,500,619 / 3,792,930 Shares)	$13.578
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($500,083,738 / 36,888,427 Shares)	$13.557
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$450,721,579
Distributable earnings/(accumulated loss)	100,862,778
TOTAL NET ASSETS	$551,584,357

★ Includes $969,035 cash collateral held at broker for futures contracts, $7,367,652 payable for securities purchased, $56,673 payable for fund shares redeemed, $32,910 other accrued expenses payable, $273,142 due to manager and affiliates and $32,481 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	Australian Dollar	$ 218,340	$ 213,812	3/14/22	$ 4,528	$ —
5	British Pound	422,844	414,160	3/14/22	8,684	—
8	Euro	1,140,250	1,131,306	3/14/22	8,944	—
6	Japanese Yen	652,350	662,157	3/14/22	—	(9,807)
					22,156	(9,807)
Equity Contracts:
15	E-mini MSCI Emerging Markets Index	919,725	927,836	3/18/22	—	(8,111)
12	E-mini Russell 2000 Index	1,345,680	1,329,309	3/18/22	16,371	—
42	E-mini S&P 500 Index	9,992,850	9,785,612	3/18/22	207,238	—
9	E-mini S&P MidCap 400 Index	2,553,930	2,493,952	3/18/22	59,978	—
26	Euro STOXX 50 Index	1,269,142	1,235,193	3/18/22	33,949	—
5	FTSE 100 Index	495,670	487,146	3/18/22	8,524	—
4	OMXS 30 Index	107,091	101,591	1/21/22	5,500	—
2	SPI 200 Index	267,266	265,885	3/17/22	1,381	—
4	TOPIX Index	692,689	674,438	3/10/22	18,251	—
					351,192	(8,111)
Total Futures Contracts					$373,348	$(17,918)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 8,085,606
EXPENSES:
Distribution fees-Service Class	1,695,090
Management fees	1,330,065
Shareholder servicing fees	154,288
Accounting and administration expenses	101,538
Professional fees	32,964
Trustees’ fees and expenses	11,220
Custodian fees	10,881
Reports and statements to shareholders	10,285
Consulting fees	3,334
Pricing fees	983
Other	13,409
3,364,057
Less:
Management fees waived	(26,601)
Total operating expenses	3,337,456
NET INVESTMENT INCOME	4,748,150
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	13,916,588
Futures contracts	3,217,187
Net realized gain	17,133,775
Net change in unrealized appreciation (depreciation) of:
Investments	39,882,290
Foreign currencies	(5,368)
Futures contracts	(22,801)
Net change in unrealized appreciation (depreciation)	39,854,121
NET REALIZED AND UNREALIZED GAIN	56,987,896
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,736,046
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,748,150	$ 6,221,129
Net realized gain (loss)	17,133,775	(34,551,420)
Net change in unrealized appreciation (depreciation)	39,854,121	37,470,097
Net increase in net assets resulting from operations	61,736,046	9,139,806
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,157,102)	(683,303)
Service Class	(19,744,717)	(5,467,193)
	(21,901,819)	(6,150,496)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,956,593	21,680,765
Service Class	29,421,475	51,697,039
Reinvestment of dividends and distributions:
Standard Class	2,157,102	683,303
Service Class	19,744,717	5,467,193
	56,279,887	79,528,300
Cost of shares redeemed:
Standard Class	(5,948,494)	(9,050,497)
Service Class	(66,605,436)	(52,678,924)
	(72,553,930)	(61,729,421)
Increase (decrease) in net assets derived from capital share transactions	(16,274,043)	17,798,879
NET INCREASE IN NET ASSETS	23,560,184	20,788,189
NET ASSETS:
Beginning of year	528,024,173	507,235,984
End of year	$551,584,357	$528,024,173
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.586	$ 12.526	$ 10.843	$ 11.390	$ 10.112
Income (loss) from investment operations:
Net investment income[1]	0.161	0.187	0.275	0.240	0.197
Net realized and unrealized gain (loss)	1.426	0.060	1.682	(0.583)	1.255
Total from investment operations	1.587	0.247	1.957	(0.343)	1.452
Less dividends and distributions from:
Net investment income	(0.171)	(0.187)	(0.235)	(0.204)	(0.164)
Net realized gain	(0.424)	—	(0.039)	—	(0.010)
Total dividends and distributions	(0.595)	(0.187)	(0.274)	(0.204)	(0.174)
Net asset value, end of period	$ 13.578	$ 12.586	$ 12.526	$ 10.843	$ 11.390
Total return[2]	12.69%	1.98%	18.06%	(3.01%)	14.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 51,501	$46,782	$ 32,853	$ 22,504	$ 11,131
Ratio of expenses to average net assets[3]	0.30%	0.32%	0.32%	0.32%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.32%	0.32%	0.32%	0.33%
Ratio of net investment income to average net assets	1.21%	1.55%	2.30%	2.09%	1.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.55%	2.30%	2.09%	1.79%
Portfolio turnover	6%	18%	2%	4%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.569	$ 12.511	$ 10.837	$ 11.388	$ 10.113
Income (loss) from investment operations:
Net investment income[1]	0.114	0.144	0.233	0.199	0.158
Net realized and unrealized gain (loss)	1.423	0.058	1.678	(0.579)	1.252
Total from investment operations	1.537	0.202	1.911	(0.380)	1.410
Less dividends and distributions from:
Net investment income	(0.125)	(0.144)	(0.198)	(0.171)	(0.125)
Net realized gain	(0.424)	—	(0.039)	—	(0.010)
Total dividends and distributions	(0.549)	(0.144)	(0.237)	(0.171)	(0.135)
Net asset value, end of period	$ 13.557	$ 12.569	$ 12.511	$ 10.837	$ 11.388
Total return[2]	12.31%	1.62%	17.64%	(3.34%)	13.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$500,084	$481,243	$474,383	$326,656	$213,738
Ratio of expenses to average net assets[3]	0.65%	0.67%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.67%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	0.86%	1.20%	1.95%	1.74%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.85%	1.20%	1.95%	1.74%	1.44%
Portfolio turnover	6%	18%	2%	4%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$30,901
Legal	4,999
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,557 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$112,965
Distribution fees payable to LFD	146,431
Printing and mailing fees payable to Lincoln Life	375
Shareholder servicing fees payable to Lincoln Life	13,371
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$30,445,618
Sales	62,555,787
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$414,238,540
Aggregate unrealized appreciation of investments and derivatives	$136,593,951
Aggregate unrealized depreciation of investments and derivatives	(17,919)
Net unrealized appreciation of investments and derivatives	$136,576,032
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$550,789,440	$—	$—	$550,789,440
Derivatives:
Assets:
Futures Contracts	$ 373,348	$—	$—	$ 373,348
Liabilities:
Futures Contracts	$ (17,918)	$—	$—	$ (17,918)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$14,839,288	$6,150,496
Long-term capital gains	7,062,531	—
Total	$21,901,819	$6,150,496
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 11,506,195
Undistributed long-term capital gains	4,300,650
Other temporary differences	(51,520,954)
Net unrealized appreciation	136,576,887
Distributable earnings/(accumulated loss)	$100,862,778
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	374,148	1,783,546
Service Class	2,219,397	4,323,904
Shares reinvested:
Standard Class	160,044	54,622
Service Class	1,470,794	438,074
	4,224,383	6,600,146
Shares redeemed:
Standard Class	(458,213)	(744,005)
Service Class	(5,088,740)	(4,392,812)
	(5,546,953)	(5,136,817)
Net increase (decrease)	(1,322,570)	1,463,329
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$351,192	Receivables and other assets net of liabilities	$ (8,111)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	22,156	Receivables and other assets net of liabilities	(9,807)
Total		$373,348		$(17,918)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,369,001	$ (8,667)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(151,814)	(14,134)
Total		$3,217,187	$(22,801)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,680,483	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each, a "Fund" and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar ("Morningstar") of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the BlacRock Investment Management, LLC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by by each of (i) Broadridge comparing the performance of the Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve – Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund. The Board reviewed the performance of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock Global Growth ETF Allocation Index, and a risk control benchmark. The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–24

LVIP BlackRock Global Real Estate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Real Estate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Real Estate Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 28.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 26.09%.
2021 was a positive albeit turbulent year for listed real estate. While COVID-19 variants and breakouts remained key risk factors, rising immunity levels, development and distribution of effective therapeutics, and behavioral adaptation led to progressively milder human and economic tolls. In this environment, both macro factors and company-level micro factors drove investment returns. The first half of the year saw a broader rollout of vaccines in developed markets and a rollback of pandemic restrictions. Pent up demand benefited mobility dependent sectors while the secular trends of migration, demographics and digitization continued at pace. The emergence of the Delta and Omicron variants in the second half of 2021 added uncertainty to the economic outlook. This combined with a growing discussion of central bank tightening and rising global inflation drove more volatility and a lower return in the second half of the year.
Stock selection was the primary driver of active returns. From a regional perspective, outperformance was primarily driven by stock selection in the Americas and EMEA regions. Over the year, there was a long list of stock-level stories: Extra Space (US Self Storage), Rexford Industrial (US Industrial), EPR Properties (US Net Lease) were the top-3 contributors to alpha; Shimao Group (Chinese Developer), GDS Holdings (Chinese Datacenter) and Mitsubishi Estates (Japanese Developer) were the top-3 detractors. Chinese equities saw material volatility and underperformance in 2021 as increased government intervention led to a spike in risk premium and a material reduction in stock prices. The Fund’s exposure is measured and in two companies (Shimao Group and GDS Holdings) where we have confidence in our bottom-up analysis and our view of relative value in the context of the global real estate securities universe.
Portfolio Managers:
BlackRock Investment Management, LLC:	Mark Howard-Johnson
Alastair Gillespie
James Wilkinson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Real Estate Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,299 for the Standard Class shares and to $22,727 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index did over the same period. The same $10,000 investment would have increased to $22,898. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 28.02%
Five Years	+ 9.71%
Ten Years	+ 8.83%
Service Class Shares
One Year	+ 27.69%
Five Years	+ 9.43%
Ten Years	+ 8.56%
1.The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

LVIP BlackRock Global Real Estate Fund–1

LVIP BlackRock Global Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,086.40	0.79%	$4.15
Service Class Shares	1,000.00	1,085.10	1.04%	5.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.79%	$4.02
Service Class Shares	1,000.00	1,020.10	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Real Estate Fund–2

LVIP BlackRock Global Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	98.30%
Australia	1.69%
Belgium	1.95%
Canada	2.54%
China	2.27%
France	2.03%
Germany	6.09%
Hong Kong	4.83%
Japan	9.22%
Malta	0.00%
Republic of Korea	0.69%
Singapore	1.34%
Spain	0.76%
Sweden	2.36%
United Kingdom	4.24%
United States	58.29%
Money Market Fund	1.62%
Total Investments	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Diversified Real Estate Activities	7.64%
Diversified REITs	1.30%
Diversified Support Services	0.00%
Health Care REITs	7.28%
Hotel & Resort REITs	0.78%
Hotels, Resorts & Cruise Lines	1.08%
Industrial REITs	14.69%
Integrated Telecommunication Services	0.76%
Internet Services & Infrastructure	2.27%
Office REITs	12.59%
Real Estate Development	1.66%
Real Estate Operating Companies	10.87%
Residential REITs	11.43%
Retail REITs	7.67%
Specialized REITs	18.28%
Total	98.30%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	6.91%
Vonovia SE	4.10%
Equinix, Inc.	3.79%
AvalonBay Communities, Inc.	2.98%
Welltower, Inc.	2.94%
Extra Space Storage, Inc.	2.83%
Mitsubishi Estate Co. Ltd.	2.69%
Simon Property Group, Inc.	2.45%
Sun Communities, Inc.	2.42%
Medical Properties Trust, Inc.	2.39%
Total	33.50%
LVIP BlackRock Global Real Estate Fund–3

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.30%
Australia–1.69%
Centuria Capital Group	1,433,662	$ 3,650,712
Lendlease Corp. Ltd.	593,599	4,616,722
		8,267,434
Belgium–1.95%
Aedifica SA	32,229	4,215,992
Warehouses De Pauw CVA	110,119	5,288,125
		9,504,117
Canada–2.54%
Allied Properties Real Estate Investment Trust	181,695	6,312,894
Summit Industrial Income REIT	329,356	6,118,713
		12,431,607
China–2.27%
†GDS Holdings Ltd. ADR	17,196	810,963
†GDS Holdings Ltd. Class A	1,765,917	10,259,125
		11,070,088
France–2.03%
Covivio	48,531	3,989,233
Cromwell European Real Estate Investment Trust	934,302	2,691,167
†Klepierre SA	136,123	3,231,249
		9,911,649
Germany–6.09%
Aroundtown SA	1,611,864	9,723,354
Vonovia SE	363,307	20,019,000
		29,742,354
Hong Kong–4.83%
CK Asset Holdings Ltd.	786,000	4,954,364
†ESR Cayman Ltd.	3,165,400	10,696,730
New World Development Co. Ltd.	1,207,250	4,776,329
Shimao Group Holdings Ltd.	4,874,500	3,188,175
		23,615,598
Japan–9.22%
Hulic Co. Ltd.	894,100	8,502,430
Kenedix Office Investment Corp.	1,151	7,112,982
Mitsubishi Estate Co. Ltd.	947,000	13,137,241
Mitsui Fudosan Logistics Park, Inc.	745	4,177,389
Nippon Building Fund, Inc.	1,422	8,282,651
Orix JREIT, Inc.	2,453	3,834,645
		45,047,338
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malta–0.00%
=†πAZ. BGP Holdings	4,536,115	$ 0
		0
Republic of Korea–0.69%
ESR Kendall Square REIT Co. Ltd.	637,369	3,391,472
		3,391,472
Singapore–1.34%
†Capitaland Investment Ltd.	1,610,500	4,075,249
†Digital Core Reit Management Pte Ltd.	2,119,600	2,458,736
		6,533,985
Spain–0.76%
Cellnex Telecom SA	63,969	3,705,571
		3,705,571
Sweden–2.36%
Castellum AB	259,556	6,979,520
Samhallsbyggnadsbolaget i Norden AB	618,134	4,532,626
		11,512,146
United Kingdom–4.24%
Assura PLC	3,378,667	3,192,090
Big Yellow Group PLC	164,411	3,798,732
Derwent London PLC	102,773	4,750,551
Grainger PLC	777,485	3,314,949
Segro PLC	289,652	5,631,920
		20,688,242
United States–58.29%
Agree Realty Corp.	87,055	6,212,245
Alexandria Real Estate Equities, Inc.	28,425	6,337,638
AvalonBay Communities, Inc.	57,622	14,554,741
Boston Properties, Inc.	73,775	8,497,404
CareTrust REIT, Inc.	90,075	2,056,412
Cousins Properties, Inc.	129,491	5,215,897
CubeSmart	70,130	3,991,098
Digital Realty Trust, Inc.	57,126	10,103,876
EPR Properties	169,663	8,057,296
Equinix, Inc.	21,898	18,522,204
Extra Space Storage, Inc.	60,996	13,829,623
Federal Realty Investment Trust	26,880	3,664,282
†Hilton Grand Vacations, Inc.	101,706	5,299,900
Hudson Pacific Properties, Inc.	86,056	2,126,444
Invitation Homes, Inc.	146,316	6,633,967
LVIP BlackRock Global Real Estate Fund–4

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Medical Properties Trust, Inc.	494,052	$ 11,674,449
Mid-America Apartment Communities, Inc.	48,975	11,236,824
Outfront Media, Inc.	417,321	11,192,549
Prologis, Inc.	200,341	33,729,411
Regency Centers Corp.	65,196	4,912,519
Rexford Industrial Realty, Inc.	139,049	11,278,264
RLJ Lodging Trust	274,524	3,824,119
SBA Communications Corp.	12,235	4,759,660
Simon Property Group, Inc.	74,941	11,973,324
SL Green Realty Corp.	69,205	4,961,999
Spirit Realty Capital, Inc.	155,001	7,469,498
STAG Industrial, Inc.	115,728	5,550,315
Sun Communities, Inc.	56,389	11,839,998
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
UDR, Inc.	193,184	$ 11,589,108
VICI Properties, Inc.	305,825	9,208,391
Welltower, Inc.	167,557	14,371,364
		284,674,819
Total Common Stock (Cost $349,859,351)		480,096,420

MONEY MARKET FUND–1.62%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	7,900,344	7,900,344
Total Money Market Fund (Cost $7,900,344)		7,900,344

TOTAL INVESTMENTS–99.92% (Cost $357,759,695)	487,996,764
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	380,857
NET ASSETS APPLICABLE TO 48,874,480 SHARES OUTSTANDING–100.00%	$488,377,621
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND STANDARD CLASS ($372,538,380 / 37,155,247 Shares)	$10.027
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND SERVICE CLASS ($115,839,241 / 11,719,233 Shares)	$9.885
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$377,172,213
Distributable earnings/(accumulated loss)	111,205,408
TOTAL NET ASSETS	$488,377,621

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Security
Investment	Date of Acquisition	Cost	Value
AZ. BGP Holdings	8/19/2009	$0	$0
LVIP BlackRock Global Real Estate Fund–5

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
★	Includes $141,013 variation margin due from brokers on centrally cleared swap contracts, $1,289,940 payable for securities purchased, $250,794 payable for fund shares redeemed, $130,000 cash collateral held at brokers for certain open bilateral derivatives, $20,000 cash collateral pledged to brokers for certain open bilateral derivatives, $106,574 other accrued expenses payable and $303,765 due to manager and affiliates as of December 31, 2021.

The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	1,000	USD	(1,155)	1/14/22	$ —	$ (16)
BCLY	EUR	1,000	USD	(1,132)	1/14/22	7	—
BCLY	GBP	(109,000)	USD	144,765	1/14/22	—	(2,767)
BCLY	SEK	3,593,000	USD	(419,791)	1/14/22	—	(22,123)
BCLY	SEK	(1,222,000)	USD	134,846	1/14/22	—	(403)
BOA	AUD	1,346,000	USD	(980,278)	1/14/22	—	(954)
BOA	AUD	3,705,000	USD	(2,638,753)	1/14/22	56,936	—
BOA	CAD	33,000	USD	(26,627)	1/14/22	—	(540)
BOA	CAD	(468,000)	USD	363,369	1/14/22	—	(6,602)
BOA	EUR	(227,000)	USD	264,211	1/14/22	5,699	—
BOA	EUR	(943,000)	USD	1,062,399	1/14/22	—	(11,511)
BOA	EUR	513,000	USD	(579,833)	1/14/22	4,383	—
BOA	GBP	2,246,000	USD	(2,977,567)	1/14/22	62,407	—
BOA	JPY	(39,132,000)	USD	343,689	1/14/22	3,463	—
BOA	JPY	(81,641,000)	USD	709,341	1/14/22	—	(471)
BOA	SEK	(395,000)	USD	43,661	1/14/22	—	(58)
CITI	GBP	24,000	USD	(32,939)	1/14/22	—	(455)
CITI	HKD	2,625,000	USD	(337,758)	1/14/22	—	(1,106)
CITI	HKD	(1,525,000)	USD	196,118	1/14/22	540	—
CITI	KRW	(1,227,628,000)	USD	1,042,262	1/14/22	10,363	—
CITI	SGD	(158,000)	USD	115,790	1/14/22	—	(1,446)
DB	AUD	1,786,000	USD	(1,279,142)	1/14/22	20,318	—
DB	EUR	(723,000)	USD	818,057	1/14/22	—	(5,312)
DB	JPY	13,295,000	USD	(117,201)	1/14/22	—	(1,610)
DB	SEK	(1,001,000)	USD	112,855	1/14/22	2,066	—
DB	SEK	(256,000)	USD	28,116	1/14/22	—	(218)
GSI	AUD	194,000	USD	(145,419)	1/14/22	—	(4,268)
GSI	CHF	4,310,000	USD	(4,691,388)	1/14/22	40,362	—
GSI	EUR	(575,000)	USD	651,262	1/14/22	—	(3,562)
GSI	GBP	1,058,000	USD	(1,450,585)	1/14/22	—	(18,576)
GSI	HKD	818,000	USD	(105,119)	1/14/22	—	(212)
GSI	JPY	(38,460,000)	USD	335,558	1/14/22	1,175	—
GSI	JPY	5,245,000	USD	(45,520)	1/14/22	82	—
GSI	JPY	18,262,000	USD	(159,228)	1/14/22	—	(452)
HSBC	AUD	311,000	USD	(220,733)	1/14/22	5,545	—
HSBC	EUR	(129,000)	USD	146,725	1/14/22	—	(183)
HSBC	GBP	(145,000)	USD	200,079	1/14/22	3,821	—
HSBC	GBP	(276,000)	USD	369,507	1/14/22	—	(4,060)
HSBC	HKD	(119,444,000)	USD	15,356,408	1/14/22	37,910	—
HSBC	HKD	16,513,000	USD	(2,118,278)	1/14/22	—	(513)
HSBC	HKD	6,551,000	USD	(839,998)	1/14/22	157	—
HSBC	HKD	(18,718,000)	USD	2,399,406	1/14/22	—	(1,146)
HSBC	ILS	3,327,000	USD	(1,033,559)	1/14/22	36,625	—
HSBC	JPY	258,012,743	USD	(2,275,717)	1/14/22	—	(32,474)
HSBC	SEK	1,002,000	USD	(116,595)	1/14/22	—	(5,695)
HSBC	SEK	(519,000)	USD	58,152	1/14/22	710	—
HSBC	SEK	(4,096,000)	USD	450,111	1/14/22	—	(3,228)
HSBC	SGD	(68,000)	USD	49,718	1/14/22	—	(737)
HSBC	SGD	64,000	USD	(46,889)	1/14/22	599	—
JPMC	AUD	4,236,000	USD	(3,143,153)	1/14/22	—	(61,119)
JPMC	CAD	3,297,000	USD	(2,663,118)	1/14/22	—	(56,723)
JPMC	CAD	(725,000)	USD	574,684	1/14/22	1,546	—
LVIP BlackRock Global Real Estate Fund–6

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	496,000	USD	(576,941)	1/14/22	$ —	$ (12,085)
JPMC	EUR	2,265,000	USD	(2,549,276)	1/14/22	30,158	—
JPMC	GBP	7,000	USD	(9,645)	1/14/22	—	(171)
JPMC	JPY	(150,973,000)	USD	1,328,071	1/14/22	15,464	—
JPMC	JPY	(117,419,000)	USD	1,017,740	1/14/22	—	(3,138)
JPMC	KRW	(2,833,717,000)	USD	2,365,393	1/14/22	—	(16,526)
JPMC	NOK	4,018,000	USD	(475,725)	1/14/22	—	(19,593)
JPMC	SEK	17,566,000	USD	(2,037,150)	1/14/22	—	(92,971)
JPMC	SEK	(8,556,000)	USD	943,569	1/14/22	—	(3,397)
JPMC	SGD	(646,000)	USD	471,895	1/14/22	—	(7,433)
SCB	AUD	678,000	USD	(509,346)	1/14/22	—	(16,045)
SCB	AUD	(681,000)	USD	489,731	1/14/22	—	(5,752)
SCB	CAD	591,000	USD	(475,906)	1/14/22	—	(8,698)
SCB	EUR	(1,706,000)	USD	1,992,144	1/14/22	49,313	—
SCB	EUR	(3,974,000)	USD	4,495,605	1/14/22	—	(30,075)
SCB	EUR	940,000	USD	(1,059,654)	1/14/22	10,839	—
SCB	GBP	(94,000)	USD	129,369	1/14/22	2,140	—
SCB	GBP	(283,000)	USD	374,018	1/14/22	—	(9,024)
SCB	HKD	(2,166,000)	USD	278,110	1/14/22	324	—
SCB	HKD	6,139,000	USD	(787,507)	1/14/22	—	(191)
SCB	HKD	25,913,000	USD	(3,321,696)	1/14/22	1,603	—
SCB	NZD	2,181,000	USD	(1,533,017)	1/14/22	—	(39,506)
SSB	AUD	(333,000)	USD	246,586	1/14/22	4,301	—
SSB	CAD	(240,000)	USD	185,954	1/14/22	—	(3,774)
SSB	EUR	(9,962,000)	USD	11,584,184	1/14/22	239,234	—
SSB	EUR	(227,000)	USD	256,052	1/14/22	—	(2,460)
SSB	EUR	48,000	USD	(54,257)	1/14/22	407	—
SSB	GBP	51,000	USD	(69,979)	1/14/22	—	(950)
SSB	GBP	(395,000)	USD	522,836	1/14/22	—	(11,799)
SSB	JPY	(120,199,000)	USD	1,060,999	1/14/22	15,951	—
SSB	SEK	2,148,000	USD	(247,162)	1/14/22	—	(9,425)
SSB	SGD	(122,000)	USD	90,537	1/14/22	13	—
UBS	AUD	1,512,000	USD	(1,072,082)	1/14/22	28,021	—
UBS	CAD	32,000	USD	(25,047)	1/14/22	250	—
UBS	EUR	(1,406,000)	USD	1,633,799	1/14/22	32,614	—
UBS	EUR	(481,000)	USD	543,341	1/14/22	—	(4,433)
UBS	HKD	1,175,000	USD	(151,176)	1/14/22	—	(484)
UBS	HKD	(20,213,000)	USD	2,593,287	1/14/22	1,002	—
UBS	HKD	(5,198,000)	USD	666,454	1/14/22	—	(181)
UBS	JPY	(26,678,000)	USD	234,724	1/14/22	2,777	—
UBS	JPY	6,229,000	USD	(54,701)	1/14/22	—	(544)
UBS	SGD	13,651,000	USD	(10,119,723)	1/14/22	9,243	—
Total Foreign Currency Exchange Contracts						$738,368	$(547,195)
LVIP BlackRock Global Real Estate Fund–7

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[2]	Termination Date[3]	Notional Amount[4]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Long Equities
United States
GSI - CareTrust - Monthly	3,082	0.08%	1/13/2022	207,172	$12,759	$12,759	$—
GSI - Equinix - Monthly	4,461	0.08%	1/13/2022	3,834,603	128,254	128,254	—
Total CFD Swap Contracts						$141,013	$—
The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-25 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the Federal Funds Rate.
[3] Date reflected is the next payment date. Contracts have an open-ended maturity date.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BCLY–Barclays Bank
BOA–Bank of America
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
CVA–Dutch Certificate
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
NOK–Norwegian Krone
NZD–New Zealand Dollar
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–8

LVIP BlackRock Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 15,662,969
Interest	(5,474)
Foreign taxes withheld	(394,193)
15,263,302
EXPENSES:
Management fees	3,188,774
Distribution fees-Service Class	274,635
Custodian fees	188,631
Shareholder servicing fees	135,277
Accounting and administration expenses	132,530
Professional fees	36,394
Pricing fees	14,971
Reports and statements to shareholders	14,507
Trustees’ fees and expenses	9,784
Consulting fees	2,408
Other	63,489
4,061,400
Less:
Management fees waived	(71,647)
Total operating expenses	3,989,753
NET INVESTMENT INCOME	11,273,549
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	55,357,522
Foreign currencies	140,495
Foreign currency exchange contracts	481,729
Swap contracts	6,723
Net realized gain	55,986,469
Net change in unrealized appreciation (depreciation) of:
Investments	47,110,240
Foreign currencies	(27,358)
Foreign currency exchange contracts	(291,863)
Swap contracts	141,013
Net change in unrealized appreciation (depreciation)	46,932,032
NET REALIZED AND UNREALIZED GAIN	102,918,501
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,192,050
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,273,549	$ 9,146,136
Net realized gain (loss)	55,986,469	(18,281,207)
Net change in unrealized appreciation (depreciation)	46,932,032	(1,113,078)
Net increase (decrease) in net assets resulting from operations	114,192,050	(10,248,149)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,784,610)	(29,139,298)
Service Class	(11,444,271)	(8,470,463)
	(48,228,881)	(37,609,761)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,075,114	79,477,392
Service Class	13,957,664	13,882,665
Reinvestment of dividends and distributions:
Standard Class	36,784,610	29,139,298
Service Class	11,444,271	8,470,463
	87,261,659	130,969,818
Cost of shares redeemed:
Standard Class	(72,734,396)	(164,608,745)
Service Class	(26,192,458)	(17,981,820)
	(98,926,854)	(182,590,565)
Decrease in net assets derived from capital share transactions	(11,665,195)	(51,620,747)
NET INCREASE (DECREASE) IN NET ASSETS	54,297,974	(99,478,657)
NET ASSETS:
Beginning of year	434,079,647	533,558,304
End of year	$488,377,621	$ 434,079,647
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–9

LVIP BlackRock Global Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19 [1]	12/31/18	12/31/17
Net asset value, beginning of period	$ 8.712	$ 9.769	$ 8.456	$ 9.587	$ 9.024
Income (loss) from investment operations:
Net investment income[2]	0.246	0.176	0.212	0.207	0.229
Net realized and unrealized gain (loss)	2.146	(0.458)	1.871	(0.986)	0.746
Total from investment operations	2.392	(0.282)	2.083	(0.779)	0.975
Less dividends and distributions from:
Net investment income	(0.687)	(0.464)	(0.355)	(0.352)	(0.412)
Net realized gain	(0.390)	(0.311)	(0.415)	—	—
Total dividends and distributions	(1.077)	(0.775)	(0.770)	(0.352)	(0.412)
Net asset value, end of period	$ 10.027	$ 8.712	$ 9.769	$ 8.456	$ 9.587
Total return[3]	28.02%	(2.21%)	24.92%	(8.34%)	10.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$372,538	$332,627	$426,116	$382,835	$296,649
Ratio of expenses to average net assets	0.79%	0.81%	0.76%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.83%	0.77%	0.79%	0.78%
Ratio of net investment income to average net assets	2.47%	2.09%	2.21%	2.25%	2.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.45%	2.07%	2.20%	2.24%	2.44%
Portfolio turnover	77%	120%	155%	116%	89%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–10

LVIP BlackRock Global Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19 [1]	12/31/18	12/31/17
Net asset value, beginning of period	$ 8.602	$ 9.658	$ 8.367	$ 9.489	$ 8.937
Income (loss) from investment operations:
Net investment income[2]	0.218	0.153	0.191	0.182	0.203
Net realized and unrealized gain (loss)	2.117	(0.454)	1.844	(0.976)	0.738
Total from investment operations	2.335	(0.301)	2.035	(0.794)	0.941
Less dividends and distributions from:
Net investment income	(0.662)	(0.444)	(0.329)	(0.328)	(0.389)
Net realized gain	(0.390)	(0.311)	(0.415)	—	—
Total dividends and distributions	(1.052)	(0.755)	(0.744)	(0.328)	(0.389)
Net asset value, end of period	$ 9.885	$ 8.602	$ 9.658	$ 8.367	$ 9.489
Total return[3]	27.69%	(2.45%)	24.60%	(8.57%)	10.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115,839	$101,452	$107,442	$ 97,581	$116,005
Ratio of expenses to average net assets	1.04%	1.06%	1.01%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.08%	1.02%	1.04%	1.03%
Ratio of net investment income to average net assets	2.22%	1.84%	1.96%	2.00%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	1.82%	1.95%	1.99%	2.19%
Portfolio turnover	77%	120%	155%	116%	89%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–11

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other debt securities and contract for differences are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in
LVIP BlackRock Global Real Estate Fund–12

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP BlackRock Global Real Estate Fund is $20,308 and $20,445 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.730% of the first $250 million of the Fund’s average daily net assets; and 0.630% of the Fund’s average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.02% of the first $250 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.00% of the Fund’s average daily net assets in excess of $750 million.
 The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$26,924
Legal	4,355
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,248 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP BlackRock Global Real Estate Fund–13

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$268,195
Distribution fees payable to LFD	23,919
Shareholder servicing fees payable to Lincoln Life	11,651
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$353,116,835
Sales	408,016,595
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$385,393,501
Aggregate unrealized appreciation of investments and derivatives	$117,049,646
Aggregate unrealized depreciation of investments and derivatives	(14,407,855)
Net unrealized appreciation of investments and derivatives	$102,641,791
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP BlackRock Global Real Estate Fund–14

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 8,267,434	$ —	$—	$ 8,267,434
Belgium	9,504,117	—	—	9,504,117
Canada	12,431,607	—	—	12,431,607
China	11,070,088	—	—	11,070,088
France	9,911,649	—	—	9,911,649
Germany	—	29,742,354	—	29,742,354
Hong Kong	23,615,598	—	—	23,615,598
Japan	4,177,389	40,869,949	—	45,047,338
Malta	—	—	—*	—
Republic of Korea	—	3,391,472	—	3,391,472
Singapore	6,533,985	—	—	6,533,985
Spain	—	3,705,571	—	3,705,571
Sweden	—	11,512,146	—	11,512,146
United Kingdom	20,688,242	—	—	20,688,242
United States	284,674,819	—	—	284,674,819
Money Market Fund	7,900,344	—	—	7,900,344
Total Investments	$398,775,272	$89,221,492	$—	$487,996,764
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$ 738,368	$—	$ 738,368
Swap Contracts	$—	$ 141,013	$—	$ 141,013
Liabilities:
Foreign Currency Exchange Contracts	$—	$(547,195)	$—	$(547,195)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, mark-to-market of forward contracts and straddle loss deferrals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$45,839,786	$22,454,458
Long-term capital gains	2,389,095	15,155,303
Total	$48,228,881	$37,609,761
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 8,581,281
Other temporary differences	(11,604)
Net unrealized appreciation	102,635,731
Distributable earnings/(accumulated loss)	$111,205,408
LVIP BlackRock Global Real Estate Fund–15

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $16,697,035 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,503,716	11,146,578
Service Class	1,409,177	1,755,270
Shares reinvested:
Standard Class	3,756,901	3,565,998
Service Class	1,184,982	1,051,241
	8,854,776	17,519,087
Shares redeemed:
Standard Class	(7,283,630)	(20,152,478)
Service Class	(2,668,613)	(2,136,997)
	(9,952,243)	(22,289,475)
Net decrease	(1,097,467)	(4,770,388)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
LVIP BlackRock Global Real Estate Fund–16

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2021, the Fund used contracts for difference to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$738,368	Receivables and other assets net of liabilities	$(547,195)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	141,013	Receivables and other assets net of liabilities	—
Total		$879,381		$(547,195)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$481,729	$(291,863)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	6,723	141,013
Total		$488,452	$(150,850)
LVIP BlackRock Global Real Estate Fund–17

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$51,806,764	$50,827,211
Contracts for difference swap contract (average notional volume)	580	—
At December 31, 2021, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$20,000
Total	$20,000
At December 31, 2021, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Citigroup Global Markets	$ 10,000
Goldman Sachs International	120,000
Total	$130,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$132,889	$ (20,136)	$ 112,753
Barclays Bank PLC	7	(25,309)	(25,302)
Citigroup Global Markets	10,903	(3,007)	7,896
Deutsche Bank	22,384	(7,140)	15,244
Goldman Sachs International	182,632	(27,069)	155,563
Hong Kong Shanghai Bank	85,367	(48,036)	37,331
JPMorgan Chase Bank	47,168	(273,156)	(225,988)
Standard Chartered Bank	64,219	(109,291)	(45,072)
State Street Bank & Trust Company	259,906	(28,409)	231,497
UBS AG	73,906	(5,642)	68,264
Total	$879,381	$(547,195)	$ 332,186

LVIP BlackRock Global Real Estate Fund–18

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 112,753	$—	$ —	$—	$ —	$ 112,753
Barclays Bank PLC	(25,302)	—	—	—	—	(25,302)
Citigroup Global Markets	7,896	—	(7,896)	—	—	—
Deutsche Bank	15,244	—	—	—	—	15,244
Goldman Sachs International	155,563	—	(120,000)	—	—	35,563
Hong Kong Shanghai Bank	37,331	—	—	—	—	37,331
JPMorgan Chase Bank	(225,988)	—	—	—	20,000	(205,988)
Standard Chartered Bank	(45,072)	—	—	—	—	(45,072)
State Street Bank & Trust Company	231,497	—	—	—	—	231,497
UBS AG	68,264	—	—	—	—	68,264
Total	$ 332,186	$—	$(127,896)	$—	$20,000	$ 224,290

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP BlackRock Global Real Estate Fund–19

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Real Estate Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Global Real Estate Fund–21

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Global Real Estate Fund–22

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $750 million for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of BlackRock. The Board considered that BlackRock uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered that in February 2019 BlackRock replaced the prior subadviser to the Fund. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by BlackRock regarding BlackRock’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Real Estate Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Real Estate Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Global Real Estate Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Real Estate Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Real Estate Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Real Estate Fund–28

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Inflation Protected Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned 4.67% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 5.65%.
2021 started with a reflationary outlook and increased expectations for stronger growth as interest rates moved higher and spread sectors moved marginally tighter. A few key events led to the rise in yields throughout January and February. Notably, the vaccine rollout and the passing of the $1.9trn fiscal stimulus package. The significant pick-up in government bond yields rattled investors' confidence as the market pulled forward its estimate on when the Federal Reserve would start lifting rates, but the Fed remained dovish for much of 2021, which kept interest rates in the long end of the curve anchored. Inflation expectations moved higher over this period given the strong risk sentiment. In the Summer, spread sectors continued to perform well as the curve flattened and inflation moved higher. Risk assets remained resilient for much of the rest of the year but wobbled around concerns stemming from the delta and omicron variants. Late in the year, the Federal Reserve became even more hawkish to combat higher inflation announcing it was doubling the pace of tapering to end in March and signaling three rate hikes in 2022. Overall, the consumer was extremely healthy in 2021, the employment picture continued to improve with record numbers of jobs added and inflation was running at elevated levels. Inflation prints in Europe and the UK surpassed consensus expectations over the period. In December, the Bank of England became one of the first major central banks to raise interest rates to 0.25% since the pandemic.
The Fund was broadly positioned for a risk-on, reflationary environment entering 2021. The Fund's tactical underweight positions in US Treasury Inflation-Protected Securities detracted from performance as heightened inflation prints and concerns of prolonged inflation pushed real rates lower across the curve. This triggered a significant rally in US real rates, especially in Q2. The Fund's outright short in UK breakevens also detracted from performance as inflation expectations in the UK rose significantly over 2021. The Fund's relative value positions between US vs. EU breakevens detracted from performance. The Fund’s structural underweight in US nominal rates was the most notable contributor to performance over the year. Hawkish comments from the Federal Reserve brought forward market participants' timeline on the tapering of asset purchase program and rate hike projections, triggering a significant repricing in the rates market.
The Fund uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views. The team sees no issues with the LIBOR transition given that BlackRock is well ahead of the planning in anticipation of the move. This is not expected to have a material effect on the Fund.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Akiva Dickstein Chris Allen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,103 for the Standard Class shares and to $11,804 for the Service Class shares. For comparison, look at how the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $13,179. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 4.67%
Five Years	+ 3.64%
Ten Years	+ 1.93%
Service Class Shares
One Year	+ 4.41%
Five Years	+ 3.38%
Ten Years	+ 1.67%
1. The Bloomberg World Government 1-10 year Inflation-Linked Bond index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.
LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,028.40	0.48%	$2.45
Service Class Shares	1,000.00	1,027.10	0.73%	3.73
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.80	0.48%	$2.45
Service Class Shares	1,000.00	1,021.50	0.73%	3.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bond	0.03%
Non-Agency Collateralized Mortgage Obligations	0.01%
Non-Agency Commercial Mortgage-Backed Securities	0.23%
Sovereign Bonds	45.46%
Australia	1.14%
Canada	0.81%
Colombia	0.17%
Denmark	0.40%
Finland	0.30%
France	10.09%
Germany	3.42%
Italy	5.19%
Japan	6.97%
Mexico	0.19%
New Zealand	1.00%
Panama	0.07%
Peru	0.05%
Romania	0.10%
Spain	2.85%
Sweden	1.05%
United Kingdom	11.66%
U.S. Treasury Obligations	53.12%
Money Market Fund	0.79%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	53.74%
AAA	7.76%
AA	21.25%
A	6.20%
BBB	6.77%
Non-Rated	4.28%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2021
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BOND–0.03%
Saudi Arabia–0.03%
SA Global Sukuk Ltd. 2.69% 6/17/31		480,000	$ 482,400
Total Corporate Bond (Cost $480,000)			482,400
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.01%
ABN Amro Mortgage Corp. Series 2003-4 A4 5.50% 3/25/33		14,336	14,301
♦CHL Mortgage Pass-Through Trust Series 2004-5 2A4 5.50% 5/25/34		38,926	39,936
♦WaMu Mortgage Pass-Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33		55,436	55,625
Total Non-Agency Collateralized Mortgage Obligations (Cost $111,702)			109,862
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.23%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30		1,014,000	1,032,497
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	963,453
GS Mortgage Securities Corp. Trust Series 2012-ALOH A 3.55% 4/10/34		883,000	882,562
•Irvine Core Office Trust Series 2013-IRV A2 3.17% 5/15/48		798,000	817,120
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.92% 2/15/46		357,000	360,224
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,041,587)			4,055,856
ΔSOVEREIGN BONDS–45.46%
Australia–1.14%
Australia Government Bonds
0.75% 11/21/27	AUD	2,730,000	2,362,936
1.25% 2/21/22	AUD	5,255,000	4,589,460
1.25% 8/21/40	AUD	490,000	500,814
2.50% 9/20/30	AUD	5,200,000	6,093,394
3.00% 9/20/25	AUD	6,115,000	6,642,309
			20,188,913
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada–0.81%
Canada Government Real Return Bonds
4.00% 12/1/31	CAD	6,899,025	$ 7,978,916
4.25% 12/1/26	CAD	6,339,486	6,324,716
			14,303,632
Colombia–0.17%
Colombia Government International Bonds
3.00% 1/30/30		2,490,000	2,275,860
3.25% 4/22/32		765,000	687,544
			2,963,404
Denmark–0.40%
Denmark I/L Government Bonds
0.10% 11/15/23	DKK	27,626,591	4,459,765
0.10% 11/15/30	DKK	14,732,874	2,694,751
			7,154,516
Finland–0.30%
Finland Government Bonds 0.13% 4/15/52	EUR	5,280,000	5,392,044
			5,392,044
France–10.09%
French Republic Government Bond OAT
0.10% 3/1/25	EUR	14,590,653	17,775,783
0.10% 3/1/26	EUR	10,799,601	13,504,219
0.10% 3/1/28	EUR	10,942,625	14,029,151
0.10% 3/1/29	EUR	3,427,910	4,481,924
0.10% 7/25/31	EUR	4,261,154	5,732,633
0.25% 7/25/24	EUR	14,765,687	18,081,184
0.70% 7/25/30	EUR	38,108,571	53,484,736
1.85% 7/25/27	EUR	12,892,569	18,146,815
2.10% 7/25/23	EUR	16,574,293	20,226,567
3.40% 7/25/29	EUR	786,175	1,276,660
3.40% 7/25/29	EUR	7,128,875	11,576,491
			178,316,163
Germany–3.42%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/23	EUR	13,388,616	15,780,278
0.10% 4/15/26	EUR	35,460,109	44,686,692
			60,466,970
Italy–5.19%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/23	EUR	4,309,769	5,064,017
0.15% 5/15/51	EUR	46,924	53,691
0.40% 4/11/24	EUR	11,141,238	13,228,959
0.40% 5/15/30	EUR	10,256,612	12,686,055
0.45% 5/22/23	EUR	2,171,762	2,560,503
0.65% 5/15/26	EUR	3,381,630	4,164,183
1.25% 9/15/32	EUR	380,212	516,441
1.30% 5/15/28	EUR	14,151,231	18,448,742
2.35% 9/15/24	EUR	12,371,515	15,719,384
LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
2.60% 9/15/23	EUR	3,713,566	$ 4,595,424
3.10% 9/15/26	EUR	10,594,214	14,684,742
			91,722,141
Japan–6.97%
Japan Government CPI Linked Bonds
0.01% 3/10/31	JPY	441,726,250	3,987,940
0.10% 9/10/23	JPY	679,079,700	5,977,294
0.10% 3/10/24	JPY	459,842,400	4,061,548
0.10% 9/10/24	JPY	874,913,400	7,754,275
0.10% 3/10/25	JPY	1,439,814,200	12,811,004
0.10% 3/10/26	JPY	1,000,768,992	8,943,671
0.10% 3/10/27	JPY	1,096,759,163	10,006,509
0.10% 3/10/28	JPY	2,783,639,187	25,022,020
0.10% 3/10/29	JPY	226,400,083	2,043,958
0.20% 3/10/30	JPY	91,289,406	853,532
≠^Japan Treasury Discount Bill 0.00% 1/31/22	JPY	4,800,000,000	41,731,644
			123,193,395
Mexico–0.19%
Mexico Government International Bonds
1.45% 10/25/33	EUR	2,820,000	2,978,894
2.13% 10/25/51	EUR	449,000	421,708
			3,400,602
New Zealand–1.00%
New Zealand Government Bonds 1.75% 5/15/41	NZD	1,782,000	1,029,668
New Zealand Government Inflation Linked Bonds
2.00% 9/20/25	NZD	13,674,000	11,651,961
2.50% 9/20/40	NZD	2,012,000	2,008,435
3.00% 9/20/30	NZD	3,195,000	3,062,486
			17,752,550
Panama–0.07%
Panama Government International Bond 4.50% 4/1/56		1,135,000	1,250,214
			1,250,214
Peru–0.05%
Peru Government International Bonds 1.25% 3/11/33	EUR	780,000	848,122
			848,122
Romania–0.10%
Romanian Government International Bonds 3.62% 5/26/30	EUR	1,440,000	1,776,936
			1,776,936
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain–2.85%
Spain Government Inflation Linked Bonds
0.15% 11/30/23	EUR	4,421,396	$ 5,323,953
0.65% 11/30/27	EUR	10,383,666	13,562,726
1.00% 11/30/30	EUR	12,298,723	17,065,022
1.80% 11/30/24	EUR	11,153,231	14,390,484
			50,342,185
Sweden–1.05%
Sweden Inflation Linked Bonds
0.13% 6/1/26	SEK	12,325,000	1,669,484
0.13% 12/1/27	SEK	23,445,000	3,231,750
0.13% 6/1/30	SEK	8,700,000	1,192,980
0.25% 6/1/22	SEK	22,950,000	2,853,994
1.00% 6/1/25	SEK	31,395,000	4,276,536
3.50% 12/1/28	SEK	25,000,000	5,320,960
			18,545,704
United Kingdom–11.66%
United Kingdom Gilt Inflation Linked
0.13% 3/22/24	GBP	27,654,822	40,964,688
0.13% 3/22/26	GBP	12,626,922	19,804,464
0.13% 8/10/28	GBP	15,816,012	26,624,517
0.13% 3/22/29	GBP	23,179,531	39,524,294
0.13% 8/10/31	GBP	3,478,247	6,329,491
1.25% 11/22/27	GBP	16,987,364	29,723,295
1.88% 11/22/22	GBP	21,512,262	31,044,928
2.50% 7/17/24	GBP	1,115,000	5,521,979
4.13% 7/22/30	GBP	1,255,000	6,536,656
			206,074,312
Total Sovereign Bonds (Cost $784,957,373)			803,691,803
U.S. TREASURY OBLIGATIONS–53.12%
∞U.S. Treasury Bonds 1.75% 8/15/41		22,255,000	21,576,918
U.S. Treasury Inflation Indexed Bonds
0.13% 7/15/22		30,833	31,594
0.13% 1/15/23		23,959,200	24,743,490
0.13% 7/15/24		35,372,903	37,705,360
0.13% 10/15/24		29,083,354	31,062,059
0.13% 4/15/25		25,729,948	27,521,884
0.13% 10/15/25		23,615,690	25,457,007
0.13% 4/15/26		8,667,168	9,352,968
0.13% 7/15/26		22,604,400	24,540,021
0.13% 10/15/26		8,267,386	8,990,146
0.13% 1/15/30		37,610,876	41,741,643
0.13% 7/15/30		32,780,704	36,673,243
0.13% 1/15/31		33,911,693	37,966,230
0.13% 7/15/31		19,284,385	21,675,087
0.25% 1/15/25		43,355,007	46,446,142
×0.25% 7/15/29		56,217,925	62,986,592
0.38% 7/15/23		1	1
0.38% 7/15/25		34,986,730	37,998,026
0.38% 1/15/27		43,355,777	47,684,719

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds (continued)
0.38% 7/15/27	35,765,856	$ 39,677,979
0.50% 4/15/24	28,133,111	29,987,429
0.50% 1/15/28	48,827,833	54,631,059
0.63% 4/15/23	37,437,589	39,135,442
0.63% 1/15/24	42,443,640	45,166,317
0.63% 1/15/26	33,716,167	37,027,066
0.75% 7/15/28	39,298,867	45,002,012
∞0.88% 1/15/29	29,428,075	34,028,326
1.75% 1/15/28	14,103,238	16,917,633
2.00% 1/15/26	5,802,595	6,713,743
2.38% 1/15/25	21,216,791	24,160,299
2.38% 1/15/27	623,882	753,448
∞2.50% 1/15/29	5,955,471	7,612,681
3.63% 4/15/28	1,256,578	1,669,307
3.88% 4/15/29	8,914,812	12,415,172
Total U.S. Treasury Obligations (Cost $883,096,141)		939,051,043

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.79%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	13,878,003	$ 13,878,003
Total Money Market Fund (Cost $13,878,003)		13,878,003

TOTAL INVESTMENTS–99.64% (Cost $1,686,564,806)	1,761,268,967
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	6,417,406
NET ASSETS APPLICABLE TO 171,207,050 SHARES OUTSTANDING –100.00%	$1,767,686,373
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($806,736,924 / 78,111,002 Shares)	$10.328
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($960,949,449 / 93,096,048 Shares)	$10.322
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,807,258,426
Distributable earnings/(accumulated loss)	(39,572,053)
TOTAL NET ASSETS	$1,767,686,373

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ Securities have been classified by country of origin.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
≠ The rate shown is the effective yield at the time of purchase.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
∞ Fully or partially pledged as collateral for futures contracts.
LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
× Fully or partially pledged as collateral for derivatives.

★ Includes $110,524 cash collateral held at broker for futures contracts, $8,032,286 payable for securities purchased, $1,144,446 payable for fund shares redeemed, $452,700 variation margin due to brokers on centrally cleared interest rate swap contracts, $106,519 other accrued expenses payable, $861,653 due to manager and affiliates, $2,247 due to custodian and $272,153 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	AUD	(496,856)	USD	361,262	2/2/22	$ —	$ (262)
BOA	DKK	(6,507,000)	USD	987,427	2/2/22	—	(9,422)
BOA	EUR	(1,766,985)	USD	2,007,109	2/2/22	—	(5,927)
BOA	GBP	2,110,747	USD	(2,858,802)	2/2/22	—	(2,044)
BOA	SEK	(4,168,039)	USD	460,460	2/2/22	—	(918)
CITI	GBP	(152,420,000)	USD	202,871,020	2/2/22	—	(3,419,454)
DB	GBP	(945,896)	USD	1,253,528	2/2/22	—	(26,681)
GSI	NZD	(25,759,000)	USD	17,487,659	2/2/22	—	(147,090)
HSBC	DKK	(38,902,000)	USD	5,906,788	2/2/22	—	(52,857)
HSBC	SEK	(140,633,000)	USD	15,491,675	2/2/22	—	(75,593)
JPMC	SEK	(23,102,000)	USD	2,526,744	2/2/22	—	(30,515)
MSC	AUD	(1,343,000)	USD	971,247	2/2/22	—	(5,951)
MSC	CAD	(31,855,000)	USD	24,936,112	2/2/22	—	(245,801)
MSC	CAD	22,789,000	USD	(17,795,158)	2/2/22	219,930	—
MSC	EUR	(312,708,663)	USD	353,103,049	2/2/22	—	(3,150,064)
MSC	GBP	(67,000)	USD	89,305	2/2/22	—	(1,375)
MSC	JPY	(192,614,000)	USD	1,712,170	2/2/22	37,272	—
RBC	EUR	(319,000)	USD	361,742	2/2/22	—	(1,678)
RBS	GBP	(28,000)	USD	37,422	2/2/22	—	(474)
SCB	AUD	(25,351,000)	USD	18,059,581	2/2/22	—	(386,388)
SCB	EUR	(23,551,000)	USD	26,668,583	2/2/22	—	(161,877)
SCB	JPY	(4,800,000,000)	USD	42,302,392	1/31/22	563,988	—
TDB	AUD	(628,322)	USD	445,776	2/2/22	—	(11,405)
TDB	EUR	(3,227,672)	USD	3,640,617	2/2/22	—	(36,506)
TDB	GBP	(3,200,799)	USD	4,238,172	2/2/22	—	(93,900)
UBS	EUR	(7,065,253)	USD	7,987,995	2/2/22	—	(61,090)
UBS	JPY	(9,160,347,000)	USD	80,648,926	2/2/22	994,014	—
Total Foreign Currency Exchange Contracts						$1,815,204	$(7,927,272)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
124	Euro- Bund	$ 24,192,980	$ 24,602,988	3/8/22	$ —	$(410,008)
(105)	Euro- Buxl	(24,714,208)	(25,835,406)	3/8/22	1,121,198	—
(167)	Euro-BOBL	(25,332,846)	(25,384,115)	3/8/22	51,269	—
(124)	Euro-O.A.T.	(23,032,537)	(23,444,656)	3/8/22	412,119	—
(34)	Long Gilt	(5,747,985)	(5,843,353)	3/29/22	95,368	—
74	U.S. Treasury 10 yr Notes	9,654,687	9,634,872	3/22/22	19,815	—
(111)	U.S. Treasury 10 yr Ultra Notes	(16,254,563)	(16,307,251)	3/22/22	52,688	—
68	U.S. Treasury 2 yr Notes	14,835,688	14,830,617	3/31/22	5,071	—
510	U.S. Treasury 5 yr Notes	61,698,047	61,573,747	3/31/22	124,300	—
(76)	U.S. Treasury Ultra Bonds	(14,981,500)	(14,877,166)	3/22/22	—	(104,334)
Total Futures Contracts					$1,881,828	$(514,342)
LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	40,000,000	2.95%	9/13/23	$725,013	$725,013
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	14,000,000	2.73%	10/4/26	318,403	318,403
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 1,370,000	(1.86%)	8/15/51	(298,094)	(298,094)
Pay amounts based on Inflation UK-RPI-U Index and receive fixed rate coupon at maturity	GBP 3,300,000	(3.73%)	8/15/41	(225,876)	(225,876)
Pay amounts based on Inflation UK-RPI-U Index and receive fixed rate coupon at maturity	GBP 6,500,000	(3.88%)	8/15/31	(516,829)	(516,829)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 725,000	(1.96%)	9/15/51	(118,686)	(118,686)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 932,500	1.96%	10/15/31	17,469	17,469
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,503,000	2.57%	10/22/51	(3,936)	(3,936)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 932,500	2.04%	10/15/31	6,391	6,391
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,502,000	2.62%	10/25/51	(36,619)	(36,619)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	6,500,000	2.61%	10/25/51	(112,530)	(112,530)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 935,000	2.09%	10/15/31	441	441
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,502,000	2.62%	10/26/51	(34,593)	(34,593)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 902,500	2.13%	10/15/31	(4,866)	(4,866)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,495,000	2.63%	10/28/51	(37,278)	(37,278)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	22,700,000	2.90%	10/28/31	(126,149)	(126,149)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	10,590,000	3.07%	11/2/26	44,787	44,787
LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts (continued)
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:(continued)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 932,500	(2.13%)	10/15/51	$(60,794)	$(60,794)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,503,000	(2.76%)	10/22/31	(16,687)	(16,687)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 932,500	(2.22%)	10/15/51	(13,294)	(13,294)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,502,000	(2.83%)	10/25/31	(5,069)	(5,069)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 4,340,000	(2.21%)	10/15/51	(102,525)	(102,525)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 935,000	(2.28%)	10/15/51	16,957	16,957
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,502,000	(2.86%)	10/26/31	145	145
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,495,000	(2.89%)	10/28/31	6,188	6,188
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 902,500	(2.32%)	10/15/51	39,092	39,092
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 1,735,000	2.00%	11/15/31	20,828	20,828
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	865,000	2.54%	11/3/51	7,951	7,951
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 255,000	2.17%	11/15/51	11,143	11,143
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	8,590,000	3.05%	11/4/26	45,785	45,785
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	12,010,000	3.05%	11/4/26	65,150	65,150
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	12,055,000	3.17%	11/12/26	(15,577)	(15,577)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 680,000	2.18%	11/15/51	24,365	24,365
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 695,000	2.19%	11/15/51	20,847	20,847
LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts (continued)
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:(continued)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 730,000	2.13%	11/15/51	$49,652	$49,652
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	15,660,000	1.36%	11/15/28	(101,633)	(101,633)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	11,640,000	1.46%	5/31/26	(32,281)	(32,281)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	2,980,000	1.52%	8/15/31	(47,943)	(47,943)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	4,940,000	1.64%	5/15/47	(149,165)	(149,165)
Receive amounts based on Inflation UK-RPI-U Index and pay fixed rate coupon at maturity	GBP 885,000	3.86%	12/15/41	(24,112)	(24,112)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,360,000	1.47%	5/15/47	7,166	7,166
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	8,140,000	2.89%	12/14/26	75,673	75,673
Receive amounts based on Inflation UK-RPI-U Index and pay fixed rate coupon at maturity	GBP 900,000	3.77%	12/15/41	9,342	9,342
Receive amounts based on Inflation UK-RPI-U Index and pay fixed rate coupon at maturity	GBP 1,525,000	3.73%	12/15/41	49,792	49,792
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,105,000	2.45%	12/20/51	43,004	43,004
Receive amounts based on Inflation UK-RPI-U Index and pay fixed rate coupon at maturity	GBP 2,390,000	4.23%	12/15/31	(23,987)	(23,987)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	9,300,000	3.00%	1/5/27	123	123
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 380,000	(2.21%)	11/15/51	(8,782)	(8,782)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	2,935,000	(2.83%)	11/3/31	(9,386)	(9,386)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,005,000	(2.63%)	11/15/51	26,851	26,851
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,030,000	(2.68%)	11/17/51	47,048	47,048
LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts (continued)
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:(continued)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 15,325,000	(0.08%)	8/15/26	$(55,770)	$(55,770)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	305,000	(2.63%)	11/22/51	7,957	7,957
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,095,000	(2.61%)	11/24/51	22,819	22,819
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	5,720,000	(1.46%)	8/15/31	61,460	61,460
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	27,050,000	(1.00%)	12/31/23	(16,504)	(16,504)
Pay amounts based on Inflation UK-RPI-U Index and receive fixed rate coupon at maturity	GBP 2,385,000	(4.42%)	11/15/31	64,057	64,057
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	2,440,000	(1.36%)	5/15/47	(70,022)	(70,022)
Pay amounts based on Inflation UK-RPI-U Index and receive fixed rate coupon at maturity	GBP 3,110,000	(4.27%)	12/15/31	52,106	52,106
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	2,440,000	(1.20%)	11/15/28	(9,156)	(9,156)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,730,000	(1.25%)	8/15/31	(13,210)	(13,210)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 740,000	(2.13%)	12/15/51	(48,588)	(48,588)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 185,000	(2.10%)	12/15/51	(15,107)	(15,107)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 735,000	(2.17%)	12/15/51	(29,563)	(29,563)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 18,500,000	(2.11%)	12/15/26	(71,109)	(71,109)
Total Inflation Swap Contracts				$(567,715)	$(567,715)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
USD–United States Dollar
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BB-UBS–Barclays Bank United Bank of Switzerland
BOA–Bank of America
BOBL–Bundesobligationen
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CPI–Consumer Price Index
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GS–Goldman Sachs
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
JPMC–JPMorgan Chase
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
RBC–Royal Bank of Canada
RBS–Royal Bank of Scotland
RPI-U–Retail Price Index for All Urban Consumers
SCB–Standard Chartered Bank
SEK–Swedish Krona
TDB–Toronto-Dominion Bank
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 59,156,014
EXPENSES:
Management fees	6,642,301
Distribution fees-Service Class	2,207,683
Shareholder servicing fees	463,442
Accounting and administration expenses	286,849
Custodian fees	113,989
Professional fees	68,556
Reports and statements to shareholders	40,803
Trustees’ fees and expenses	33,138
Pricing fees	20,548
Consulting fees	3,090
Other	22,866
Total operating expenses	9,903,265
NET INVESTMENT INCOME	49,252,749
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	32,921,511
Foreign currencies	(2,168,823)
Foreign currency exchange contracts	37,981,185
Futures contracts	2,320,850
Swap contracts	(101,641)
Net realized gain	70,953,082
Net change in unrealized appreciation (depreciation) of:
Investments	(58,685,177)
Foreign currencies	3,192
Foreign currency exchange contracts	8,464,595
Futures contracts	1,142,807
Swap contracts	(567,715)
Net change in unrealized appreciation (depreciation)	(49,642,298)
NET REALIZED AND UNREALIZED GAIN	21,310,784
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 70,563,533
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 49,252,749	$ (2,117,920)
Net realized gain (loss)	70,953,082	(16,700,244)
Net change in unrealized appreciation (depreciation)	(49,642,298)	85,812,496
Net increase in net assets resulting from operations	70,563,533	66,994,332
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,105,681)	(1,117,539)
Service Class	(40,361,351)	(1,228,926)
Return of capital:
Standard Class	(16,533,643)	—
Service Class	(18,482,428)	—
	(111,483,103)	(2,346,465)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	218,825,023	190,955,769
Service Class	218,470,758	100,351,399
Reinvestment of dividends and distributions:
Standard Class	52,639,324	1,117,539
Service Class	58,843,779	1,228,926
	548,778,884	293,653,633
Cost of shares redeemed:
Standard Class	(101,051,305)	(271,566,737)
Service Class	(85,695,031)	(138,054,299)
	(186,746,336)	(409,621,036)
Increase (decrease) in net assets derived from capital share transactions	362,032,548	(115,967,403)
NET INCREASE (DECREASE) IN NET ASSETS	321,112,978	(51,319,536)
NET ASSETS:
Beginning of year	1,446,573,395	1,497,892,931
End of year	$1,767,686,373	$1,446,573,395
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.562	$ 10.048	$ 9.709	$ 10.209	$ 10.158
Income (loss) from investment operations:
Net investment income (loss)[1]	0.345	(0.002)	0.104	0.170	0.108
Net realized and unrealized gain (loss)	0.144	0.533	0.467	(0.143)	0.112
Total from investment operations	0.489	0.531	0.571	0.027	0.220
Less dividends and distributions from:
Net investment income	(0.496)	(0.017)	(0.229)	(0.293)	(0.169)
Return of capital	(0.227)	—	(0.003)	(0.234)	—
Total dividends and distributions	(0.723)	(0.017)	(0.232)	(0.527)	(0.169)
Net asset value, end of period	$ 10.328	$ 10.562	$ 10.048	$ 9.709	$ 10.209
Total return[2]	4.67%	5.28%	5.89%	0.27%	2.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$806,737	$656,834	$706,436	$766,173	$373,352
Ratio of expenses to average net assets	0.48%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets[3]	3.22%	(0.01%)	1.04%	1.68%	1.05%
Portfolio turnover	72%	99%	100%	107%	101%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.536	$ 10.049	$ 9.710	$ 10.184	$ 10.158
Income (loss) from investment operations:
Net investment income (loss)[1]	0.318	(0.027)	0.079	0.145	0.082
Net realized and unrealized gain (loss)	0.143	0.531	0.466	(0.143)	0.113
Total from investment operations	0.461	0.504	0.545	0.002	0.195
Less dividends and distributions from:
Net investment income	(0.463)	(0.017)	(0.204)	(0.265)	(0.169)
Return of capital	(0.212)	—	(0.002)	(0.211)	—
Total dividends and distributions	(0.675)	(0.017)	(0.206)	(0.476)	(0.169)
Net asset value, end of period	$ 10.322	$ 10.536	$ 10.049	$ 9.710	$ 10.184
Total return[2]	4.41%	5.02%	5.62%	0.02%	1.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$960,949	$789,740	$791,457	$796,591	$850,504
Ratio of expenses to average net assets	0.73%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets[3]	2.97%	(0.26%)	0.79%	1.43%	0.80%
Portfolio turnover	72%	99%	100%	107%	101%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and inflation swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign
LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP BlackRock Inflation Protected Bond Fund is $1,728,252 and $1,557,560 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$91,464
Legal	14,807
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,657 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$616,591
Distribution fees payable to LFD	201,898
Shareholder servicing fees payable to Lincoln Life	43,164
LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $1,793,298.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$678,059,717
Purchases of U.S. government securities	704,235,719
Sales other than U.S. government securities	588,433,218
Sales of U.S. government securities	531,784,846
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,693,789,829
Aggregate unrealized appreciation of investments and derivatives	$ 83,339,788
Aggregate unrealized depreciation of investments and derivatives	(10,378,582)
Net unrealized appreciation of investments and derivatives	$ 72,961,206
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bond	$ —	$ 482,400	$—	$ 482,400
Non-Agency Collateralized Mortgage Obligations	—	109,862	—	109,862
Non-Agency Commercial Mortgage-Backed Securities	—	4,055,856	—	4,055,856
Sovereign Bonds	—	803,691,803	—	803,691,803
U.S. Treasury Obligations	—	939,051,043	—	939,051,043
Money Market Fund	13,878,003	—	—	13,878,003
Total Investments	$13,878,003	$1,747,390,964	$—	$1,761,268,967
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 1,815,204	$—	$ 1,815,204
Futures Contracts	$1,881,828	$ —	$—	$ 1,881,828
Swap Contracts	$ —	$ 1,888,005	$—	$ 1,888,005
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(7,927,272)	$—	$(7,927,272)
Futures Contracts	$ (514,342)	$ —	$—	$ (514,342)
Swap Contracts	$ —	$(2,455,720)	$—	$(2,455,720)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts and mark-to-market on futures contracts, premium callable bond income adjustments, straddle loss deferral and Open US and Foreign Tips Adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$76,467,032	$2,346,465
Return of capital	35,016,071	—
Total	$111,483,103	$2,346,465
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(42,138,949)
Other temporary differences	(63,876,592)
Net unrealized appreciation	66,443,488
Distributable earnings/(accumulated loss)	$(39,572,053)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to prior year tax return of capital true up adjustments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(4,547,695)	$4,547,695
LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$42,138,949	$42,138,949
In 2021, the Fund utilized $27,619,930 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	20,250,259	18,596,886
Service Class	20,452,899	9,737,604
Shares reinvested:
Standard Class	5,076,995	107,198
Service Class	5,684,650	118,075
	51,464,803	28,559,763
Shares redeemed:
Standard Class	(9,407,296)	(26,818,817)
Service Class	(7,995,912)	(13,660,403)
	(17,403,208)	(40,479,220)
Net increase (decrease)	34,061,595	(11,919,457)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from
LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund pledged securities with a value of $1,639,634 as collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into inflation swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2021, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,815,204	Receivables and other assets net of liabilities	$ (7,927,272)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	1,881,828	Receivables and other assets net of liabilities	(514,342)
Swap contracts (Inflation contracts)	Receivables and other assets net of liabilities	1,888,005	Receivables and other assets net of liabilities	(2,455,720)
Total		$5,585,037		$(10,897,334)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$37,981,185	$8,464,595
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,320,850	1,142,807
Swap contracts (Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(101,641)	(567,715)
Total		$40,200,394	$9,039,687
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$447,479,047	$1,167,236,067
Futures contracts (average notional value)	93,594,069	148,518,267
Inflation rate swap contracts (average notional value)	51,401,930	68,018,964
At December 31, 2021, the Fund posted securities collateral for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Morgan Stanley & Co. International	$680,674
Total	$680,674
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP BlackRock Inflation Protected Bond Fund–23

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (18,573)	$ (18,573)
Citigroup Global Markets	—	(3,419,454)	(3,419,454)
Deutsche Bank	—	(26,681)	(26,681)
Goldman Sachs International	—	(147,090)	(147,090)
Hong Kong Shanghai Bank	—	(128,450)	(128,450)
JPMorgan Chase Bank	—	(30,515)	(30,515)
Morgan Stanley Capital	257,202	(3,403,191)	(3,145,989)
Royal Bank of Canada	—	(1,678)	(1,678)
Royal Bank of Scotland	—	(474)	(474)
Standard Chartered Bank	563,988	(548,265)	15,723
Toronto Dominion Bank	—	(141,811)	(141,811)
UBS AG	994,014	(61,090)	932,924
Total	$1,815,204	$(7,927,272)	$(6,112,068)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (18,573)	$—	$—	$ —	$—	$ (18,573)
Citigroup Global Markets	(3,419,454)	—	—	—	—	(3,419,454)
Deutsche Bank	(26,681)	—	—	—	—	(26,681)
Goldman Sachs International	(147,090)	—	—	—	—	(147,090)
Hong Kong Shanghai Bank	(128,450)	—	—	—	—	(128,450)
JPMorgan Chase Bank	(30,515)	—	—	—	—	(30,515)
Morgan Stanley Capital	(3,145,989)	—	—	680,674	—	(2,465,315)
Royal Bank of Canada	(1,678)	—	—	—	—	(1,678)
Royal Bank of Scotland	(474)	—	—	—	—	(474)
Standard Chartered Bank	15,723	—	—	—	—	15,723
Toronto Dominion Bank	(141,811)	—	—	—	—	(141,811)
UBS AG	932,924	—	—	—	—	932,924
Total	$(6,112,068)	$—	$—	$680,674	$—	$(5,431,394)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP BlackRock Inflation Protected Bond Fund–24

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock Inflation Protected Bond Fund–26

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a "Fund" and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund–27

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. The Board considered that BlackRock uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays World Government IL 1-10 Year Hedged Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board considered LIAC’s view that underperformance compared to peers was attributable to the Fund having a shorter duration and lower exposure to the U.S. and underperformance compared to the benchmark was largely attributable to the Fund’s shorter duration and long inflation bias at the longer end of the U.S. yield curve. The Board noted LIAC’s view that it continues to believe that the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, and the subadvisory fee schedule for similar accounts subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Inflation Protected Bond Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock Inflation Protected Bond Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock Inflation Protected Bond Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Inflation Protected Bond Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Inflation Protected Bond Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund–33

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 14.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation composite1, returned 15.71% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
2021 was a successful year for equity markets as global stocks represented by the MSCI ACWI index3 gained 19%, commodities soared 39% as represented by the CRB Commodities Index and bitcoin 60%, per Bloomberg. With rising global inflation and concerns about the Fed taking away the punchbowl, bond investors saw a tick lower across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive assets fared the worst while high yield bonds squeaked out a 1% gain on the back of 77bps of spread compression as represented by the Bloomberg Corporate High Yield Index.
U.S. equities, as represented by the S&P 500 Index, soared in Q4 with an 11% return ending 2021 29% higher and continuing the momentum from the previous two years. While the year began with value and small caps outpacing, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, the VIX ended the year up over 17%.
U.S. equity factors posted strong absolute returns in the fourth quarter and overall, for 2021, but failed to outpace broader markets contributing to the Fund’s underperformance. The value factor, as represented by the MSCI USA Enhanced Value Factor Index, managed to squeak out a +52bps excess return in 2021, on the back of a massive 18% gain in Q1 and a 29% return for the year. Quality, as represented by the MSCI USA Sector Neutral Quality Index, led the pack with a 27% return, followed by low size as represented by the MSCI USA Size Factor Index, minimum volatility as represented by the MSCI USA Minimum Volatility Index, and momentum as represented by MSCI USA Momentum Index rounding out the back returning 25%, 21% and 14% returns respectively.
Minimum volatility underperformed in developed markets, posting a 7% return, as broader developed markets represented by the MSCI EAFE index returned 12%. Minimum volatility did outperform in EM delivering a 6% return as represented by the MSCI Emerging Markets Minimum Volatility Index while broader EM as represented MSCI Emerging Markets Index was down 2%.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Maria Schiopu
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,409 for the Standard Class shares and to $16,088 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $19,091 and $11,827, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 14.66%
Five Years	+ 9.23%
Inception (5/2/16)	+ 9.13%
Service Class Shares
One Year	+ 14.26%
Five Years	+ 8.85%
Inception (5/2/16)	+ 8.75%
1. BlackRock U.S. Growth ETF Allocation composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index and 9% Russell 2000 Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,061.70	0.30%	$1.56
Service Class Shares	1,000.00	1,059.90	0.65%	3.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.04%
Equity Funds	68.24%
Fixed Income Funds	29.09%
Money Market Fund	2.71%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.04%
Equity Funds–68.24%
iShares Core S&P 500 ETF	422,747	$ 201,646,092
iShares Core S&P Mid-Cap ETF	169,080	47,863,166
iShares Edge MSCI Min Vol USA ETF	2,159,660	174,716,494
iShares Russell 2000 ETF	270,672	60,210,986
		484,436,738
Fixed Income Funds–29.09%
iShares Broad USD Investment Grade Corporate Bond ETF	578,252	34,544,774
iShares Core U.S. Aggregate Bond ETF	899,369	102,600,016
iShares Core U.S. Treasury Bond ETF	1,307,542	34,885,221
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	321,028	$ 34,488,038
		206,518,049
Money Market Fund–2.71%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	19,248,373	19,248,373
		19,248,373
Total Investment Companies (Cost $494,633,247)		710,203,160

TOTAL INVESTMENTS–100.04% (Cost $494,633,247)	710,203,160
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(279,347)
NET ASSETS APPLICABLE TO 49,674,812 SHARES OUTSTANDING–100.00%	$709,923,813
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($22,196,334 / 1,550,343 Shares)	$14.317
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($687,727,479 / 48,124,469 Shares)	$14.291
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$575,258,075
Distributable earnings/(accumulated loss)	134,665,738
TOTAL NET ASSETS	$709,923,813

★ Includes $1,080,500 cash collateral held at broker for futures contracts, $8,923,504 payable for securities purchased, $135,890 payable for fund shares redeemed, $33,463 other accrued expenses payable, $363,796 due to manager and affiliates and $48,047 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
24	E-mini Russell 2000 Index	$ 2,691,360	$ 2,658,618	3/18/22	$ 32,742	$—
65	E-mini S&P 500 Index	15,465,125	15,144,399	3/18/22	320,726	—
14	E-mini S&P MidCap 400 Index	3,972,780	3,879,480	3/18/22	93,300	—
Total Futures Contracts					$446,768	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 8,962,676
Interest	4,367
8,967,043
EXPENSES:
Distribution fees-Service Class	2,294,266
Management fees	1,687,662
Shareholder servicing fees	195,769
Accounting and administration expenses	111,153
Professional fees	34,882
Trustees’ fees and expenses	14,145
Reports and statements to shareholders	12,914
Custodian fees	12,558
Consulting fees	3,400
Pricing fees	361
Other	12,563
4,379,673
Less:
Management fees waived	(33,753)
Total operating expenses	4,345,920
NET INVESTMENT INCOME	4,621,123
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	16,960,977
Futures contracts	(2,516,629)
Net realized gain	14,444,348
Net change in unrealized appreciation (depreciation) of:
Investments	70,988,352
Futures contracts	(25,361)
Net change in unrealized appreciation (depreciation)	70,962,991
NET REALIZED AND UNREALIZED GAIN	85,407,339
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,028,462
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,621,123	$ 7,173,910
Net realized gain (loss)	14,444,348	(48,585,055)
Net change in unrealized appreciation (depreciation)	70,962,991	62,985,435
Net increase in net assets resulting from operations	90,028,462	21,574,290
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,217,116)	(223,648)
Service Class	(37,245,471)	(6,526,964)
	(38,462,587)	(6,750,612)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,445,649	5,583,526
Service Class	53,126,271	120,579,251
Reinvestment of dividends and distributions:
Standard Class	1,217,116	223,648
Service Class	37,245,471	6,526,964
	96,034,507	132,913,389
Cost of shares redeemed:
Standard Class	(1,573,342)	(1,485,103)
Service Class	(84,664,426)	(53,969,843)
	(86,237,768)	(55,454,946)
Increase in net assets derived from capital share transactions	9,796,739	77,458,443
NET INCREASE IN NET ASSETS	61,362,614	92,282,121
NET ASSETS:
Beginning of year	648,561,199	556,279,078
End of year	$709,923,813	$648,561,199
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.260	$ 13.008	$ 11.225	$ 11.719	$ 10.463
Income (loss) from investment operations:
Net investment income[1]	0.144	0.196	0.240	0.217	0.184
Net realized and unrealized gain (loss)	1.773	0.237	1.874	(0.538)	1.228
Total from investment operations	1.917	0.433	2.114	(0.321)	1.412
Less dividends and distributions from:
Net investment income	(0.176)	(0.181)	(0.207)	(0.173)	(0.156)
Net realized gain	(0.684)	—	(0.124)	—	— [2]
Total dividends and distributions	(0.860)	(0.181)	(0.331)	(0.173)	(0.156)
Net asset value, end of period	$ 14.317	$ 13.260	$ 13.008	$ 11.225	$ 11.719
Total return[3]	14.66%	3.34%	18.90%	(2.74%)	13.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,196	$16,664	$ 11,864	$ 5,937	$ 3,784
Ratio of expenses to average net assets[4]	0.30%	0.31%	0.32%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	1.03%	1.55%	1.94%	1.82%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	1.55%	1.94%	1.82%	1.64%
Portfolio turnover	6%	20%	3%	5%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.241	$ 12.993	$ 11.221	$ 11.718	$ 10.464
Income (loss) from investment operations:
Net investment income[1]	0.094	0.151	0.196	0.174	0.144
Net realized and unrealized gain (loss)	1.768	0.235	1.872	(0.534)	1.226
Total from investment operations	1.862	0.386	2.068	(0.360)	1.370
Less dividends and distributions from:
Net investment income	(0.128)	(0.138)	(0.172)	(0.137)	(0.116)
Net realized gain	(0.684)	—	(0.124)	—	— [2]
Total dividends and distributions	(0.812)	(0.138)	(0.296)	(0.137)	(0.116)
Net asset value, end of period	$ 14.291	$ 13.241	$ 12.993	$ 11.221	$ 11.718
Total return[3]	14.26%	2.98%	18.48%	(3.07%)	13.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$687,727	$631,897	$544,415	$327,163	$258,831
Ratio of expenses to average net assets[4]	0.65%	0.66%	0.67%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.66%	0.66%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	0.68%	1.20%	1.59%	1.47%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	1.20%	1.59%	1.47%	1.29%
Portfolio turnover	6%	20%	3%	5%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$39,038
Legal	6,314
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,028 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$145,132
Distribution fees payable to LFD	201,108
Printing and mailing fees payable to Lincoln Life	377
Shareholder servicing fees payable to Lincoln Life	17,179
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$41,064,419
Sales	69,008,222
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$499,476,037
Aggregate unrealized appreciation of investments and derivatives	$211,189,150
Aggregate unrealized depreciation of investments and derivatives	(15,259)
Net unrealized appreciation of investments and derivatives	$211,173,891
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$710,203,160	$—	$—	$710,203,160
Derivatives:
Assets:
Futures Contracts	$ 446,768	$—	$—	$ 446,768
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$23,608,803	$6,750,612
Long-term capital gains	14,853,784	—
Total	$38,462,587	$6,750,612
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 15,505,250
Undistributed long-term capital gains	3,278,147
Other temporary differences	(95,291,550)
Net unrealized appreciation	211,173,891
Distributable earnings/(accumulated loss)	$134,665,738
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	318,025	447,041
Service Class	3,798,618	9,629,975
Shares reinvested:
Standard Class	86,822	16,993
Service Class	2,670,644	496,979
	6,874,109	10,590,988
Shares redeemed:
Standard Class	(111,237)	(119,366)
Service Class	(6,069,149)	(4,304,484)
	(6,180,386)	(4,423,850)
Net increase	693,723	6,167,138
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$446,768	Liabilities net of receivables and other assets	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,516,629)	$(25,361)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,169,438	$119,381
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the BlacRock Investment Management, LLC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by by each of (i) Broadridge comparing the performance of the Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Underlying Sleeve – Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve – Approval of Subadvisory Agreement (continued)
Performance. The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund. The Board reviewed the performance of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock U.S. Growth ETF Allocation Index, and a risk control benchmark. The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–23

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
AllianceBernstein LP
Schroder Investment Management
North America Inc.
The Fund returned 30.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Growth Index1, returned 27.60%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and quality factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth. During calendar year 2021, exposure to quality-oriented equities generally contributed to relative returns.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Goldman Sachs Asset Management, L.P.:	Osman Ali
Len Ioffe
Dennis Walsh
AllianceBernstein LP:	Frank Caruso
John H. Fogarty
Vinay Thapar
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $36,093. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $60,825. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 30.86%
Five Years	+ 18.59%
Ten Years	+ 13.70%
Service Class Shares
One Year	+ 30.53%
Five Years	+ 18.29%
Ten Years	+ 13.41%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,128.10	0.68%	$3.65
Service Class Shares	1,000.00	1,126.70	0.93%	4.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.74%
Automobiles	1.74%
Beverages	1.40%
Biotechnology	3.42%
Building Products	0.67%
Capital Markets	0.99%
Chemicals	0.46%
Commercial Services & Supplies	0.84%
Communications Equipment	0.98%
Construction & Engineering	0.07%
Consumer Finance	0.34%
Distributors	0.47%
Diversified Telecommunication Services	0.01%
Electrical Equipment	0.29%
Electronic Equipment, Instruments & Components	0.98%
Entertainment	0.64%
Equity Real Estate Investment Trusts	1.74%
Food & Staples Retailing	1.53%
Food Products	0.08%
Health Care Equipment & Supplies	4.53%
Health Care Providers & Services	2.66%
Health Care Technology	0.33%
Hotels, Restaurants & Leisure	2.75%
Household Durables	0.44%
Household Products	0.40%
Industrial Conglomerates	0.76%
Insurance	0.01%
Interactive Media & Services	11.42%
Internet & Direct Marketing Retail	5.63%
IT Services	7.19%
Life Sciences Tools & Services	1.86%
Machinery	0.83%
Media	0.49%
Metals & Mining	0.30%
Personal Products	0.49%
Pharmaceuticals	2.01%
Road & Rail	0.48%
Semiconductors & Semiconductor Equipment	8.39%
Software	16.27%
Specialty Retail	3.39%
Technology Hardware, Storage & Peripherals	5.50%
Textiles, Apparel & Luxury Goods	1.17%
Trading Companies & Distributors	0.79%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	5.17%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	8.80%
Alphabet, Inc. Class C	5.80%
Apple, Inc.	5.18%
Amazon.com, Inc.	5.14%
Meta Platforms, Inc. Class A	4.05%
NVIDIA Corp.	2.66%
Visa, Inc. Class A	2.59%
Home Depot, Inc.	2.04%
UnitedHealth Group, Inc.	1.97%
Zoetis, Inc.	1.91%
Total	40.14%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.74%
Automobiles–1.74%
Ford Motor Co.	6,328	$ 131,433
†Tesla, Inc.	30,367	32,091,238
		32,222,671
Beverages–1.40%
†Monster Beverage Corp.	230,692	22,155,659
PepsiCo, Inc.	21,925	3,808,592
		25,964,251
Biotechnology–3.42%
AbbVie, Inc.	117,396	15,895,418
Amgen, Inc.	28,369	6,382,174
†Horizon Therapeutics PLC	6,263	674,901
†Incyte Corp.	83,793	6,150,406
†Moderna, Inc.	13,214	3,356,092
†Neurocrine Biosciences, Inc.	36,305	3,092,097
†Sarepta Therapeutics, Inc.	4,183	376,679
†Vertex Pharmaceuticals, Inc.	124,006	27,231,718
		63,159,485
Building Products–0.67%
Allegion PLC	36,660	4,855,250
Lennox International, Inc.	7,723	2,505,032
†Trex Co., Inc.	37,890	5,116,287
		12,476,569
Capital Markets–0.99%
MarketAxess Holdings, Inc.	20,821	8,563,053
S&P Global, Inc.	20,513	9,680,700
		18,243,753
Chemicals–0.46%
CF Industries Holdings, Inc.	5,180	366,640
Dow, Inc.	8,374	474,973
Sherwin-Williams Co.	21,910	7,715,826
		8,557,439
Commercial Services & Supplies–0.84%
†Copart, Inc.	94,332	14,302,618
Rollins, Inc.	33,501	1,146,069
		15,448,687
Communications Equipment–0.98%
†Arista Networks, Inc.	100,536	14,452,050
Motorola Solutions, Inc.	13,290	3,610,893
		18,062,943
Construction & Engineering–0.07%
†MasTec, Inc.	13,826	1,275,863
		1,275,863
Consumer Finance–0.34%
Capital One Financial Corp.	30,452	4,418,281
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
Synchrony Financial	40,681	$ 1,887,191
		6,305,472
Distributors–0.47%
LKQ Corp.	20,124	1,208,044
Pool Corp.	13,212	7,477,992
		8,686,036
Diversified Telecommunication Services–0.01%
†Liberty Global PLC Class C	6,853	192,501
		192,501
Electrical Equipment–0.29%
AMETEK, Inc.	36,650	5,389,016
		5,389,016
Electronic Equipment, Instruments & Components–0.98%
Amphenol Corp. Class A	89,610	7,837,291
Cognex Corp.	49,990	3,887,222
†IPG Photonics Corp.	37,460	6,448,364
		18,172,877
Entertainment–0.64%
Electronic Arts, Inc.	18,428	2,430,653
†Netflix, Inc.	1,700	1,024,148
†Take-Two Interactive Software, Inc.	47,124	8,374,877
		11,829,678
Equity Real Estate Investment Trusts–1.74%
American Homes 4 Rent Class A	120,921	5,273,365
Equity LifeStyle Properties, Inc.	80,425	7,050,056
First Industrial Realty Trust, Inc.	104,947	6,947,491
Invitation Homes, Inc.	41,311	1,873,041
Lamar Advertising Co. Class A	59,030	7,160,339
Public Storage	10,406	3,897,671
		32,201,963
Food & Staples Retailing–1.53%
Costco Wholesale Corp.	49,886	28,320,282
		28,320,282
Food Products–0.08%
Archer-Daniels-Midland Co.	21,071	1,424,189
		1,424,189
Health Care Equipment & Supplies–4.53%
†ABIOMED, Inc.	11,420	4,101,722
†Align Technology, Inc.	37,929	24,926,180
†Edwards Lifesciences Corp.	132,937	17,221,988
†IDEXX Laboratories, Inc.	18,271	12,030,723
LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Intuitive Surgical, Inc.	70,687	$ 25,397,839
		83,678,452
Health Care Providers & Services–2.66%
HCA Healthcare, Inc.	34,943	8,977,556
†Molina Healthcare, Inc.	12,081	3,842,725
UnitedHealth Group, Inc.	72,496	36,403,141
		49,223,422
Health Care Technology–0.33%
†Veeva Systems, Inc. Class A	23,700	6,054,876
		6,054,876
Hotels, Restaurants & Leisure–2.75%
†Chipotle Mexican Grill, Inc.	4,875	8,522,719
Choice Hotels International, Inc.	32,394	5,053,140
Domino's Pizza, Inc.	21,422	12,089,077
†Hilton Worldwide Holdings, Inc.	30,190	4,709,338
†Marriott International, Inc. Class A	53,277	8,803,492
Travel & Leisure Co.	70,704	3,907,810
Vail Resorts, Inc.	863	282,978
Wyndham Hotels & Resorts, Inc.	82,194	7,368,692
		50,737,246
Household Durables–0.44%
DR Horton, Inc.	24,250	2,629,912
†NVR, Inc.	155	915,875
PulteGroup, Inc.	66,748	3,815,316
Toll Brothers, Inc.	10,962	793,539
		8,154,642
Household Products–0.40%
Colgate-Palmolive Co.	85,743	7,317,308
		7,317,308
Industrial Conglomerates–0.76%
Roper Technologies, Inc.	28,494	14,015,059
		14,015,059
Insurance–0.01%
Reinsurance Group of America, Inc.	1,169	127,994
		127,994
Interactive Media & Services–11.42%
†Alphabet, Inc. Class C	37,037	107,169,893
†Alphabet, Inc. Class A	9,385	27,188,720
†Meta Platforms, Inc. Class A	222,472	74,828,457
†Pinterest, Inc. Class A	48,830	1,774,971
		210,962,041
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail–5.63%
†Amazon.com, Inc.	28,490	$ 94,995,347
eBay, Inc.	39,112	2,600,948
†Etsy, Inc.	29,199	6,392,829
		103,989,124
IT Services–7.19%
Accenture PLC Class A	13,415	5,561,188
†EPAM Systems, Inc.	27,595	18,445,878
†Gartner, Inc.	23,399	7,822,754
†Globant SA	6,396	2,008,919
Mastercard, Inc. Class A	8,122	2,918,397
†MongoDB, Inc.	3,299	1,746,326
†Okta, Inc.	8,592	1,926,069
†PayPal Holdings, Inc.	162,202	30,588,053
†Snowflake, Inc. Class A	16,496	5,588,020
†VeriSign, Inc.	27,297	6,928,524
Visa, Inc. Class A	221,083	47,910,897
Western Union Co.	74,200	1,323,728
		132,768,753
Life Sciences Tools & Services–1.86%
Bruker Corp.	84,812	7,116,575
†Illumina, Inc.	11,302	4,299,733
†IQVIA Holdings, Inc.	28,561	8,058,200
†Mettler-Toledo International, Inc.	7,027	11,926,295
West Pharmaceutical Services, Inc.	6,391	2,997,443
		34,398,246
Machinery–0.83%
Caterpillar, Inc.	50,485	10,437,269
IDEX Corp.	20,810	4,917,819
		15,355,088
Media–0.49%
†Charter Communications, Inc. Class A	13,939	9,087,810
		9,087,810
Metals & Mining–0.30%
Freeport-McMoRan, Inc.	110,122	4,595,391
Steel Dynamics, Inc.	14,871	923,043
		5,518,434
Personal Products–0.49%
Estee Lauder Cos., Inc. Class A	24,637	9,120,617
		9,120,617
Pharmaceuticals–2.01%
Perrigo Co. PLC	49,607	1,929,712
Zoetis, Inc.	144,499	35,262,091
		37,191,803

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–0.48%
AMERCO	257	$ 186,641
JB Hunt Transport Services, Inc.	1,801	368,125
Landstar System, Inc.	39,592	7,087,760
Union Pacific Corp.	4,597	1,158,122
		8,800,648
Semiconductors & Semiconductor Equipment–8.39%
†Advanced Micro Devices, Inc.	24,607	3,540,947
Applied Materials, Inc.	65,281	10,272,618
ASML Holding NV	12,170	9,689,024
Broadcom, Inc.	17,446	11,608,743
Entegris, Inc.	11,295	1,565,261
KLA Corp.	3,709	1,595,278
Lam Research Corp.	6,487	4,665,126
Monolithic Power Systems, Inc.	2,408	1,187,939
NVIDIA Corp.	166,816	49,062,254
†ON Semiconductor Corp.	26,681	1,812,174
QUALCOMM, Inc.	188,820	34,529,513
Teradyne, Inc.	13,100	2,142,243
Texas Instruments, Inc.	36,724	6,921,372
Xilinx, Inc.	77,548	16,442,502
		155,034,994
Software–16.27%
†Adobe, Inc.	47,228	26,781,110
†Atlassian Corp. PLC Class A	2,155	821,680
†Cadence Design Systems, Inc.	31,412	5,853,626
†DocuSign, Inc.	14,177	2,159,299
†Dynatrace, Inc.	51,426	3,103,559
†Fair Isaac Corp.	11,046	4,790,319
†Fortinet, Inc.	54,353	19,534,468
†HubSpot, Inc.	6,216	4,097,276
Intuit, Inc.	19,807	12,740,258
†Manhattan Associates, Inc.	7,444	1,157,468
Microsoft Corp.	483,490	162,607,357
Oracle Corp.	49,814	4,344,279
†Palo Alto Networks, Inc.	15,745	8,766,186
†Paycom Software, Inc.	17,805	7,392,458
†PTC, Inc.	40,115	4,859,932
†RingCentral, Inc. Class A	11,943	2,237,521
†ServiceNow, Inc.	17,853	11,588,561
†Synopsys, Inc.	6,484	2,389,354
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Tyler Technologies, Inc.	7,690	$ 4,136,835
VMware, Inc. Class A	59,144	6,853,607
†Zscaler, Inc.	13,596	4,368,803
		300,583,956
Specialty Retail–3.39%
†AutoNation, Inc.	27,426	3,204,728
†Burlington Stores, Inc.	26,231	7,646,599
Dick's Sporting Goods, Inc.	2,887	331,976
†Five Below, Inc.	15,651	3,238,035
†GameStop Corp. Class A	1,265	187,713
Home Depot, Inc.	90,990	37,761,760
†O'Reilly Automotive, Inc.	7,167	5,061,551
†Ulta Beauty, Inc.	12,566	5,181,465
		62,613,827
Technology Hardware, Storage & Peripherals–5.50%
Apple, Inc.	539,343	95,771,136
†Dell Technologies, Inc. Class C	26,623	1,495,414
NetApp, Inc.	46,837	4,308,536
		101,575,086
Textiles, Apparel & Luxury Goods–1.17%
NIKE, Inc. Class B	129,658	21,610,099
		21,610,099
Trading Companies & Distributors–0.79%
Fastenal Co.	122,290	7,833,897
†SiteOne Landscape Supply, Inc.	27,706	6,712,610
		14,546,507
Total Common Stock (Cost $1,121,961,041)		1,750,399,707

MONEY MARKET FUND–5.17%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	95,534,479	95,534,479
Total Money Market Fund (Cost $95,534,479)		95,534,479

TOTAL INVESTMENTS–99.91% (Cost $1,217,495,520)	1,845,934,186
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	1,745,385
NET ASSETS APPLICABLE TO 34,752,169 SHARES OUTSTANDING–100.00%	$1,847,679,571
LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($328,573,862 / 6,040,401 Shares)	$54.396
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($1,519,105,709 / 28,711,768 Shares)	$52.909
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,011,839,015
Distributable earnings/(accumulated loss)	835,840,556
TOTAL NET ASSETS	$1,847,679,571

† Non-income producing.
★ Includes $3,777,947 cash collateral held at broker for futures contracts, $11,176 payable for securities purchased, $613,432 payable for fund shares redeemed, $83,250 other accrued expenses payable, $1,303,228 due to manager and affiliates and $201,632 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
6	E-mini Russell 2000 Index	$ 672,840	$ 678,747	3/18/22	$ —	$(5,907)
292	E-mini S&P 500 Index	69,474,100	68,303,825	3/18/22	1,170,275	—
3	E-mini S&P MidCap 400 Index	851,310	843,817	3/18/22	7,493	—
Total Futures Contracts					$1,177,768	$(5,907)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 10,889,194
Foreign taxes withheld	(59,856)
10,829,338
EXPENSES:
Management fees	12,313,125
Distribution fees-Service Class	3,549,620
Shareholder servicing fees	499,758
Accounting and administration expenses	326,993
Reports and statements to shareholders	153,955
Professional fees	72,059
Trustees’ fees and expenses	35,702
Custodian fees	18,215
Consulting fees	3,919
Pricing fees	3,280
Other	32,085
17,008,711
Less:
Management fees waived	(1,759,210)
Total operating expenses	15,249,501
NET INVESTMENT LOSS	(4,420,163)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	365,760,058
Futures contracts	9,633,061
Net realized gain	375,393,119
Net change in unrealized appreciation (depreciation) of:
Investments	89,778,649
Foreign currencies	1,167
Futures contracts	564,449
Net change in unrealized appreciation (depreciation)	90,344,265
NET REALIZED AND UNREALIZED GAIN	465,737,384
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$461,317,221
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (4,420,163)	$ 2,053,712
Net realized gain	375,393,119	63,634,765
Net change in unrealized appreciation (depreciation)	90,344,265	226,880,596
Net increase in net assets resulting from operations	461,317,221	292,569,073
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(28,161,026)	(4,855,667)
Service Class	(133,637,076)	(20,092,014)
	(161,798,102)	(24,947,681)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,506,720	5,037,583
Service Class	102,042,093	190,187,281
Reinvestment of dividends and distributions:
Standard Class	28,161,026	4,855,667
Service Class	133,637,076	20,092,014
	267,346,915	220,172,545
Cost of shares redeemed:
Standard Class	(34,068,665)	(32,990,816)
Service Class	(232,263,921)	(138,737,798)
	(266,332,586)	(171,728,614)
Increase in net assets derived from capital share transactions	1,014,329	48,443,931
NET INCREASE IN NET ASSETS	300,533,448	316,065,323
NET ASSETS:
Beginning of year	1,547,146,123	1,231,080,800
End of year	$1,847,679,571	$1,547,146,123
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [2]	12/31/19	12/31/18	12/31/17 [3]
Net asset value, beginning of period	$ 45.414	$ 37.333	$ 32.690	$ 37.982	$ 30.995
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.026)	0.142	0.264	0.294	0.237
Net realized and unrealized gain (loss)	14.057	8.747	6.137	(1.522)	7.868
Total from investment operations	14.031	8.889	6.401	(1.228)	8.105
Less dividends and distributions from:
Net investment income	—	(0.151)	(0.244)	(0.258)	(0.236)
Net realized gain	(5.049)	(0.657)	(1.514)	(3.806)	(0.882)
Total dividends and distributions	(5.049)	(0.808)	(1.758)	(4.064)	(1.118)
Net asset value, end of period	$ 54.396	$ 45.414	$ 37.333	$ 32.690	$ 37.982
Total return[5]	30.86%	23.82%	19.93%	(4.31%)	26.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,574	$277,685	$250,538	$232,239	$268,162
Ratio of expenses to average net assets	0.68%	0.70%	0.70%	0.71%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.79%	0.79%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets	(0.05%)	0.36%	0.75%	0.77%	0.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.15%)	0.27%	0.66%	0.68%	0.58%
Portfolio turnover	156%	147%	126%	124%	138%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[3]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [2]	12/31/19	12/31/18	12/31/17 [3]
Net asset value, beginning of period	$ 44.388	$ 36.520	$ 32.024	$ 37.292	$ 30.456
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.153)	0.042	0.172	0.195	0.147
Net realized and unrealized gain (loss)	13.723	8.540	6.002	(1.478)	7.721
Total from investment operations	13.570	8.582	6.174	(1.283)	7.868
Less dividends and distributions from:
Net investment income	—	(0.057)	(0.164)	(0.179)	(0.150)
Net realized gain	(5.049)	(0.657)	(1.514)	(3.806)	(0.882)
Total dividends and distributions	(5.049)	(0.714)	(1.678)	(3.985)	(1.032)
Net asset value, end of period	$ 52.909	$ 44.388	$ 36.520	$ 32.024	$ 37.292
Total return[5]	30.53%	23.51%	19.64%	(4.55%)	25.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,519,106	$1,269,461	$980,543	$737,236	$631,022
Ratio of expenses to average net assets	0.93%	0.95%	0.95%	0.96%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.04%	1.04%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	(0.30%)	0.11%	0.50%	0.52%	0.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.40%)	0.02%	0.41%	0.43%	0.33%
Portfolio turnover	156%	147%	126%	124%	138%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[3]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $3,190 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.750% of the first $500 million of the Fund’s average daily net assets; and 0.700% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.155% on the first $100 million of average daily net assets of the Fund; 0.105% on the next $400 million; 0.100% on the next $1.5 billion; and 0.085% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.145% on the first $100 million of the Fund’s average daily net assets; 0.095% on the next $400 million, 0.09% on the next $1.5 billion; and 0.085% on the next $2 billion of the Fund’s average daily net assets.
Effective 1 April, 2021, AllianceBernstein LP (“AllianceBernstein”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays AllianceBernstein a fee based on AllianceBernstein’s managed portion of the Fund’s average daily net assets. Prior to 1 April, 2021, Wellington Management Company LLP (“Wellington”), was responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$98,831
Legal	15,990
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $32,085 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$941,026
Distribution fees payable to LFD	317,437
Shareholder servicing fees payable to Lincoln Life	44,765
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $558,736.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$2,532,489,383
Sales	2,703,375,331
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,224,948,507
Aggregate unrealized appreciation of investments and derivatives	$ 629,333,722
Aggregate unrealized depreciation of investments and derivatives	(8,348,043)
Net unrealized appreciation of investments and derivatives	$ 620,985,679
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,750,399,707	$—	$—	$1,750,399,707
Money Market Fund	95,534,479	—	—	95,534,479
Total Investments	$1,845,934,186	$—	$—	$1,845,934,186
Derivatives:

Assets:
Futures Contracts	$1,177,768	$—	$—	$1,177,768
Liabilities:
Futures Contract	$ (5,907)	$—	$—	$ (5,907)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$159,419,359	$24,947,681
Long-term capital gains	2,378,743	—
Total	$161,798,102	$24,947,681
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 966,073
Undistributed long-term capital gains	213,888,867
Other temporary differences	(1)
Net unrealized appreciation	620,985,617
Distributable earnings/(accumulated loss)	$835,840,556
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	68,138	130,081
Service Class	2,077,640	4,889,537
Shares reinvested:
Standard Class	513,093	107,372
Service Class	2,502,780	454,560
	5,161,651	5,581,550
Shares redeemed:
Standard Class	(655,314)	(833,847)
Service Class	(4,467,589)	(3,594,846)
	(5,122,903)	(4,428,693)
Net increase	38,748	1,152,857
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,177,768	Receivables and other assets net of liabilities	$(5,907)
LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$9,633,061	$564,449
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$53,000,400	$—
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Blended Large Cap Growth Managed Volatility Fund–18

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund–19

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC amended the advisory fee waiver effective February 1, 2021 with implementation through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. The Board noted that it had approved a new sub-advisory agreement with AllianceBernstein L.P. (“AllianceBernstein”) in June 2021 to manage the Underlying Sleeve of the Fund. The Board also noted that Goldman Sachs Asset Management, L.P. (“GSAM”) currently serves as a sub-adviser for the Fund managing the Underlying Sleeve for the Fund.
In considering the renewal of the subadvisory agreement between LIAC and GSAM on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that GSAM manages a portion of the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the Russell 1000 Growth Total Return USD Index. The Board concluded that the services provided by GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board also reviewed the subadvisory fee schedule for GSAM, which contains breakpoints and the fee for another fund with a similar strategy sub-advised by GSAM. The Board considered that LIAC compensates GSAM from its fees and that the subadvisory fee schedule was negotiated between LIAC and GSAM, which is unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by GSAM, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts, an affiliated broker may receive commissions for executing certain trades for the Fund and potential economies of scale.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Blended Large Cap Growth Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
Schroder Investment Management North America Inc.
The Fund returned 13.29% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell Midcap® Growth Index1, returned 12.73%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund utilizes a volatility management overlay and invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential. During calendar year 2021, exposure to quality-oriented equities generally contributed to relative returns.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Massachusetts Financial Service Company:	Eric Fischman
Paul Gordon
Eric Braz
T. Rowe Price Associates, Inc.:	Donald J. Peters
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,485. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $46,550. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.29%
Five Years	+ 17.89%
Ten Years	+ 10.64%
Service Class Shares
One Year	+ 13.00%
Five Years	+ 17.60%
Ten Years	+ 10.37%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,061.70	0.71%	$3.69
Service Class Shares	1,000.00	1,060.30	0.96%	4.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	95.15%
Aerospace & Defense	0.72%
Air Freight & Logistics	0.08%
Airlines	0.16%
Auto Components	0.11%
Banks	0.13%
Beverages	0.32%
Biotechnology	2.35%
Building Products	1.34%
Capital Markets	4.00%
Chemicals	0.86%
Commercial Services & Supplies	2.77%
Communications Equipment	0.24%
Construction & Engineering	0.09%
Construction Materials	0.97%
Consumer Finance	0.25%
Containers & Packaging	0.73%
Distributors	1.33%
Diversified Consumer Services	0.87%
Diversified Financial Services	0.10%
Diversified Telecommunication Services	0.01%
Electrical Equipment	1.70%
Electronic Equipment, Instruments & Components	2.03%
Entertainment	2.03%
Equity Real Estate Investment Trusts	1.99%
Food & Staples Retailing	0.20%
Food Products	0.51%
Health Care Equipment & Supplies	6.39%
Health Care Providers & Services	1.36%
Health Care Technology	0.51%
Hotels, Restaurants & Leisure	4.78%
Household Durables	0.36%
Household Products	0.12%
Insurance	1.40%
Interactive Media & Services	2.40%
Internet & Direct Marketing Retail	0.75%
IT Services	4.35%
Life Sciences Tools & Services	7.55%
Machinery	1.27%
Media	0.65%
Metals & Mining	0.09%
Multiline Retail	0.16%
Oil, Gas & Consumable Fuels	0.94%
Pharmaceuticals	0.30%
Professional Services	6.39%
Real Estate Management & Development	0.03%
Security Type/Sector	Percentage of Net Assets
Road & Rail	0.61%
Semiconductors & Semiconductor Equipment	5.54%
Software	16.68%
Specialty Retail	5.05%
Textiles, Apparel & Luxury Goods	1.09%
Trading Companies & Distributors	0.49%
Convertible Preferred Stocks	0.47%
Money Market Fund	4.90%
Total Investments	100.52%
Liabilities Net of Receivables and Other Assets	(0.52%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Cadence Design Systems, Inc.	1.93%
MSCI, Inc.	1.73%
Monolithic Power Systems, Inc.	1.64%
PerkinElmer, Inc.	1.49%
Entegris, Inc.	1.25%
Verisk Analytics, Inc.	1.24%
Match Group, Inc.	1.23%
Synopsys, Inc.	1.19%
Chipotle Mexican Grill, Inc.	1.18%
Copart, Inc.	1.17%
Total	14.05%

IT–Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–95.15%
Aerospace & Defense–0.72%
BWX Technologies, Inc.	9,616	$ 460,414
†Hexcel Corp.	10,575	547,785
Howmet Aerospace, Inc.	120,890	3,847,929
Huntington Ingalls Industries, Inc.	3,700	690,938
†TransDigm Group, Inc.	2,525	1,606,607
		7,153,673
Air Freight & Logistics–0.08%
Expeditors International of Washington, Inc.	5,800	778,882
		778,882
Airlines–0.16%
†Alaska Air Group, Inc.	16,300	849,230
†Southwest Airlines Co.	16,700	715,428
		1,564,658
Auto Components–0.11%
†Aptiv PLC	6,508	1,073,495
		1,073,495
Banks–0.13%
First Republic Bank	3,000	619,530
†SVB Financial Group	958	649,754
		1,269,284
Beverages–0.32%
†Boston Beer Co., Inc. Class A	1,091	551,064
Brown-Forman Corp. Class B	25,600	1,865,216
Constellation Brands, Inc. Class A	3,100	778,007
		3,194,287
Biotechnology–2.35%
†ACADIA Pharmaceuticals, Inc.	16,900	394,446
†Alnylam Pharmaceuticals, Inc.	24,734	4,194,392
†Argenx SE ADR	4,167	1,459,242
†Ascendis Pharma AS ADR	20,496	2,757,327
†BioMarin Pharmaceutical, Inc.	5,700	503,595
†BioNTech SE ADR	5,800	1,495,240
†Blueprint Medicines Corp.	7,700	824,747
†Denali Therapeutics, Inc.	6,800	303,280
†Exact Sciences Corp.	17,000	1,323,110
†Exelixis, Inc.	28,600	522,808
†Fate Therapeutics, Inc.	5,200	304,252
†Genmab AS Sponsored ADR	35,096	1,388,398
†Horizon Therapeutics PLC	8,200	883,632
†Incyte Corp.	14,400	1,056,960
†Ionis Pharmaceuticals, Inc.	9,900	301,257
†Kodiak Sciences, Inc.	3,896	330,303
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Mirati Therapeutics, Inc.	2,000	$ 293,380
†Natera, Inc.	8,300	775,137
†Neurocrine Biosciences, Inc.	11,027	939,169
†Seagen, Inc.	13,696	2,117,401
†Ultragenyx Pharmaceutical, Inc.	5,630	473,427
†United Therapeutics Corp.	2,800	605,024
		23,246,527
Building Products–1.34%
A O Smith Corp.	7,300	626,705
Allegion PLC	4,500	595,980
†AZEK Co., Inc.	81,870	3,785,669
†Builders FirstSource, Inc.	60,478	5,183,569
Fortune Brands Home & Security, Inc.	12,778	1,365,968
Trane Technologies PLC	8,300	1,676,849
		13,234,740
Capital Markets–4.00%
Cboe Global Markets, Inc.	5,200	678,080
FactSet Research Systems, Inc.	1,300	631,813
MarketAxess Holdings, Inc.	7,150	2,940,580
Morningstar, Inc.	7,930	2,711,981
MSCI, Inc.	27,961	17,131,425
Nasdaq, Inc.	41,729	8,763,507
Tradeweb Markets, Inc. Class A	67,368	6,746,232
		39,603,618
Chemicals–0.86%
Albemarle Corp.	2,600	607,802
CF Industries Holdings, Inc.	15,100	1,068,778
PPG Industries, Inc.	13,800	2,379,672
RPM International, Inc.	14,400	1,454,400
Scotts Miracle-Gro Co.	18,658	3,003,938
		8,514,590
Commercial Services & Supplies–2.77%
Cintas Corp.	9,700	4,298,749
†Copart, Inc.	76,328	11,572,851
†IAA, Inc.	27,658	1,400,048
Republic Services, Inc.	15,900	2,217,255
Ritchie Bros Auctioneers, Inc.	7,300	446,833
Rollins, Inc.	11,848	405,320
Waste Connections, Inc.	52,376	7,137,278
		27,478,334
Communications Equipment–0.24%
Motorola Solutions, Inc.	8,600	2,336,620
		2,336,620
LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering–0.09%
Valmont Industries, Inc.	3,600	$ 901,800
		901,800
Construction Materials–0.97%
Vulcan Materials Co.	46,537	9,660,150
		9,660,150
Consumer Finance–0.25%
Discover Financial Services	21,400	2,472,984
		2,472,984
Containers & Packaging–0.73%
†Ardagh Metal Packaging SA	51,727	467,095
Avery Dennison Corp.	6,200	1,342,734
Ball Corp.	47,586	4,581,104
Sealed Air Corp.	12,900	870,363
		7,261,296
Distributors–1.33%
LKQ Corp.	58,587	3,516,978
Pool Corp.	17,103	9,680,298
		13,197,276
Diversified Consumer Services–0.87%
†Bright Horizons Family Solutions, Inc.	62,819	7,907,656
Service Corp. International	9,700	688,603
		8,596,259
Diversified Financial Services–0.10%
†Altimeter Growth Corp. 2	60,034	591,935
†✱Catalyst Partners Acquisition Corp.	41,369	414,104
		1,006,039
Diversified Telecommunication Services–0.01%
=†πSocure, Inc.	5,095	81,870
		81,870
Electrical Equipment–1.70%
AMETEK, Inc.	70,107	10,308,533
†Generac Holdings, Inc.	8,800	3,096,896
Hubbell, Inc.	3,800	791,426
Rockwell Automation, Inc.	6,600	2,302,410
†Shoals Technologies Group, Inc. Class A	14,804	359,737
		16,859,002
Electronic Equipment, Instruments & Components–2.03%
Amphenol Corp. Class A	57,300	5,011,458
CDW Corp.	20,400	4,177,512
Cognex Corp.	9,500	738,720
†IPG Photonics Corp.	2,000	344,280
†Keysight Technologies, Inc.	8,119	1,676,655
Littelfuse, Inc.	13,295	4,183,670
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Zebra Technologies Corp. Class A	6,700	$ 3,987,840
		20,120,135
Entertainment–2.03%
Electronic Arts, Inc.	16,855	2,223,175
†ROBLOX Corp. Class A	17,396	1,794,571
†Roku, Inc.	14,300	3,263,260
†Spotify Technology SA	16,700	3,908,301
†Take-Two Interactive Software, Inc.	34,666	6,160,842
Warner Music Group Corp. Class A	53,485	2,309,482
†Zynga, Inc. Class A	77,200	494,080
		20,153,711
Equity Real Estate Investment Trusts–1.99%
Alexandria Real Estate Equities, Inc.	6,300	1,404,648
CubeSmart	41,400	2,356,074
Equity LifeStyle Properties, Inc.	28,000	2,454,480
Extra Space Storage, Inc.	31,751	7,198,904
SBA Communications Corp.	16,334	6,354,253
		19,768,359
Food & Staples Retailing–0.20%
†BJ's Wholesale Club Holdings, Inc.	23,000	1,540,310
Casey's General Stores, Inc.	2,020	398,647
		1,938,957
Food Products–0.51%
†Darling Ingredients, Inc.	25,200	1,746,108
Hershey Co.	11,700	2,263,599
McCormick & Co., Inc.	5,500	531,355
Tyson Foods, Inc. Class A	5,522	481,297
		5,022,359
Health Care Equipment & Supplies–6.39%
†ABIOMED, Inc.	5,400	1,939,518
†Align Technology, Inc.	8,919	5,861,388
Cooper Cos., Inc.	1,561	653,965
†Dexcom, Inc.	10,900	5,852,755
†Envista Holdings Corp.	73,964	3,332,818
†Hologic, Inc.	8,896	681,078
†ICU Medical, Inc.	1,255	297,862
†IDEXX Laboratories, Inc.	12,731	8,382,854
†Masimo Corp.	19,809	5,799,679
†Novocure Ltd.	10,700	803,356
†Ortho Clinical Diagnostics Holdings PLC	26,316	562,899
†Penumbra, Inc.	5,600	1,608,992
†Quidel Corp.	4,000	539,960

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
ResMed, Inc.	14,600	$ 3,803,008
†Shockwave Medical, Inc.	2,500	445,825
STERIS PLC	44,702	10,880,914
Teleflex, Inc.	2,396	787,038
†Warby Parker, Inc. Class A	2,687	125,107
West Pharmaceutical Services, Inc.	23,489	11,016,576
		63,375,592
Health Care Providers & Services–1.36%
†Acadia Healthcare Co., Inc.	7,583	460,288
†agilon health, Inc.	16,030	432,810
†Amedisys, Inc.	4,600	744,648
†Centene Corp.	9,532	785,437
†DaVita, Inc.	5,600	637,056
†Guardant Health, Inc.	30,039	3,004,501
McKesson Corp.	25,245	6,275,149
†Molina Healthcare, Inc.	3,650	1,160,992
		13,500,881
Health Care Technology–0.51%
†Multiplan Corp.	51,400	227,702
†Teladoc Health, Inc.	4,703	431,829
†Veeva Systems, Inc. Class A	17,329	4,427,213
		5,086,744
Hotels, Restaurants & Leisure–4.78%
†Caesars Entertainment, Inc.	53,683	5,020,971
†Chipotle Mexican Grill, Inc.	6,699	11,711,527
Domino's Pizza, Inc.	15,552	8,776,460
†DraftKings, Inc. Class A	46,800	1,285,596
†Dutch Bros, Inc. Class A	5,270	268,296
†Hilton Worldwide Holdings, Inc.	28,800	4,492,512
MGM Resorts International	101,844	4,570,759
Papa John's International, Inc.	7,498	1,000,758
†Penn National Gaming, Inc.	9,626	499,108
Red Rock Resorts, Inc. Class A	75,429	4,149,349
Restaurant Brands International, Inc.	17,823	1,081,500
†Sweetgreen, Inc. Class A	3,723	119,136
Vail Resorts, Inc.	4,726	1,549,655
†Wynn Resorts Ltd.	10,900	926,936
Yum China Holdings, Inc.	11,700	583,128
Yum! Brands, Inc.	9,700	1,346,942
		47,382,633
Household Durables–0.36%
†NVR, Inc.	612	3,616,228
		3,616,228
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Products–0.12%
Church & Dwight Co., Inc.	5,600	$ 574,000
Clorox Co.	3,600	627,696
		1,201,696
Insurance–1.40%
Arthur J Gallagher & Co.	67,533	11,458,324
Assurant, Inc.	4,000	623,440
Hartford Financial Services Group, Inc.	25,700	1,774,328
		13,856,092
Interactive Media & Services–2.40%
†Bumble, Inc. Class A	45,731	1,548,452
†Eventbrite, Inc. Class A	79,278	1,382,608
†IAC/InterActiveCorp	35,029	4,578,641
†Match Group, Inc.	92,317	12,208,923
†Pinterest, Inc. Class A	60,300	2,191,905
†Vimeo, Inc.	72,547	1,302,944
†ZoomInfo Technologies, Inc.	8,608	552,634
		23,766,107
Internet & Direct Marketing Retail–0.75%
†Chewy, Inc. Class A	42,204	2,488,770
†Etsy, Inc.	13,900	3,043,266
†Farfetch Ltd. Class A	30,526	1,020,484
†Wayfair, Inc. Class A	4,500	854,865
		7,407,385
IT Services–4.35%
†Affirm Holdings, Inc.	7,027	706,635
†Akamai Technologies, Inc.	6,100	713,944
†Block, Inc.	14,554	2,350,617
Broadridge Financial Solutions, Inc.	13,700	2,504,634
†Endava PLC	14,603	2,452,136
†EPAM Systems, Inc.	7,100	4,745,995
†Euronet Worldwide, Inc.	5,000	595,850
†FleetCor Technologies, Inc.	7,280	1,629,555
†Gartner, Inc.	22,778	7,615,141
Genpact Ltd.	13,400	711,272
†πGitlab, Inc. Class B	10,724	932,988
†GoDaddy, Inc. Class A	6,800	577,048
†MongoDB, Inc.	7,400	3,917,190
†Okta, Inc.	27,654	6,199,197
Paychex, Inc.	9,500	1,296,750
†Squarespace, Inc. Class A	3,248	95,816
†StoneCo Ltd. Class A	16,128	271,918
†Thoughtworks Holding, Inc.	88,501	2,372,712
†Toast, Inc. Class A	10,422	361,748
†Twilio, Inc. Class A	1,400	368,676
†VeriSign, Inc.	2,100	533,022
†WEX, Inc.	4,100	575,599
†Wix.com Ltd.	10,413	1,643,067
		43,171,510

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–7.55%
†Adaptive Biotechnologies Corp.	52,249	$ 1,466,107
Agilent Technologies, Inc.	51,092	8,156,838
†Avantor, Inc.	68,643	2,892,616
†Bio-Rad Laboratories, Inc. Class A	2,600	1,964,482
Bio-Techne Corp.	20,468	10,588,915
Bruker Corp.	7,600	637,716
†Charles River Laboratories International, Inc.	28,932	10,900,999
†ICON PLC	29,146	9,026,516
†IQVIA Holdings, Inc.	6,100	1,721,054
†Maravai LifeSciences Holdings, Inc. Class A	74,205	3,109,189
†Mettler-Toledo International, Inc.	3,670	6,228,761
†Pacific Biosciences of California, Inc.	15,000	306,900
PerkinElmer, Inc.	73,512	14,780,323
†Repligen Corp.	11,569	3,063,934
		74,844,350
Machinery–1.27%
Fortive Corp.	14,286	1,089,879
Graco, Inc.	5,600	451,472
IDEX Corp.	31,648	7,479,055
†Middleby Corp.	4,358	857,480
Otis Worldwide Corp.	9,500	827,165
PACCAR, Inc.	7,200	635,472
Toro Co.	6,600	659,406
Woodward, Inc.	5,100	558,246
		12,558,175
Media–0.65%
†Altice USA, Inc. Class A	46,919	759,149
Cable One, Inc.	3,197	5,637,750
		6,396,899
Metals & Mining–0.09%
Steel Dynamics, Inc.	13,600	844,152
		844,152
Multiline Retail–0.16%
†Dollar Tree, Inc.	3,400	477,768
†Ollie's Bargain Outlet Holdings, Inc.	22,300	1,141,537
		1,619,305
Oil, Gas & Consumable Fuels–0.94%
Devon Energy Corp.	112,800	4,968,840
Pioneer Natural Resources Co.	18,600	3,382,968
=†πVenture Global LNG Inc. Series B	12	71,402
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
=†πVenture Global LNG Inc. Series C	149	$ 886,575
		9,309,785
Pharmaceuticals–0.30%
†Catalent, Inc.	13,513	1,730,069
†Elanco Animal Health, Inc.	26,734	758,711
Royalty Pharma PLC Class A	12,755	508,287
		2,997,067
Professional Services–6.39%
Booz Allen Hamilton Holding Corp.	20,581	1,745,063
†Clarivate PLC	260,352	6,123,479
†CoStar Group, Inc.	120,748	9,542,714
†Dun & Bradstreet Holdings, Inc.	177,221	3,631,258
Equifax, Inc.	32,848	9,617,566
IHS Markit Ltd.	9,848	1,308,996
†Legalzoom.com, Inc.	10,625	170,744
Leidos Holdings, Inc.	6,400	568,960
TransUnion	95,370	11,308,975
†Upwork, Inc.	13,800	471,408
Verisk Analytics, Inc.	53,842	12,315,281
Wolters Kluwer NV	55,172	6,507,458
		63,311,902
Real Estate Management & Development–0.03%
eXp World Holdings, Inc.	9,800	330,162
		330,162
Road & Rail–0.61%
Canadian Pacific Railway Ltd.	20,929	1,505,632
JB Hunt Transport Services, Inc.	2,777	567,619
Landstar System, Inc.	3,400	608,668
Old Dominion Freight Line, Inc.	9,400	3,368,772
		6,050,691
Semiconductors & Semiconductor Equipment–5.54%
ASM International NV	9,538	4,220,897
†Enphase Energy, Inc.	16,900	3,091,686
Entegris, Inc.	89,666	12,425,914
KLA Corp.	2,709	1,165,168
†Lattice Semiconductor Corp.	8,700	670,422
Marvell Technology, Inc.	15,895	1,390,654
Microchip Technology, Inc.	59,988	5,222,555
MKS Instruments, Inc.	4,000	696,680
Monolithic Power Systems, Inc.	32,868	16,214,770
†ON Semiconductor Corp.	29,700	2,017,224
†Silicon Laboratories, Inc.	14,157	2,922,288

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	9,900	$ 1,535,886
Teradyne, Inc.	20,700	3,385,071
		54,959,215
Software–16.68%
†Anaplan, Inc.	24,000	1,100,400
†ANSYS, Inc.	5,400	2,166,048
†AppLovin Corp. Class A	18,000	1,696,680
†Aspen Technology, Inc.	8,661	1,318,204
†Autodesk, Inc.	20,700	5,820,633
†Avalara, Inc.	10,450	1,349,200
Bentley Systems, Inc. Class B	9,844	475,761
†Bill.com Holdings, Inc.	11,700	2,915,055
†Black Knight, Inc.	85,977	7,126,634
†Cadence Design Systems, Inc.	102,641	19,127,150
=†πCanva, Inc.	218	371,507
†CCC Intelligent Solutions Holdings, Inc.	106,136	1,208,893
†Ceridian HCM Holding, Inc.	12,941	1,351,817
Citrix Systems, Inc.	5,500	520,245
†Confluent, Inc. Class A	5,912	450,731
Constellation Software, Inc.	3,109	5,768,320
†Coupa Software, Inc.	19,068	3,013,697
†Crowdstrike Holdings, Inc. Class A	19,871	4,068,587
=†πDatabricks, Inc.	3,406	750,861
†Datadog, Inc. Class A	24,944	4,442,776
†DocuSign, Inc.	33,313	5,073,903
†DoubleVerify Holdings, Inc.	16,448	547,389
†Dynatrace, Inc.	11,812	712,854
†Everbridge, Inc.	20,559	1,384,238
†Five9, Inc.	9,302	1,277,351
†Fortinet, Inc.	19,185	6,895,089
†Gitlab, Inc. Class A	3,559	309,633
†Guidewire Software, Inc.	3,700	420,061
†HashiCorp, Inc. Class A	768	69,919
†HubSpot, Inc.	5,375	3,542,931
†Informatica, Inc. Class A	24,500	906,010
†Manhattan Associates, Inc.	10,000	1,554,900
†Monday.com Ltd.	1,038	320,451
†nCino, Inc.	20,761	1,138,948
†Nice Ltd. Sponsored ADR	27,152	8,243,347
†Palo Alto Networks, Inc.	9,700	5,400,572
†Paycom Software, Inc.	8,400	3,487,596
†Paycor HCM, Inc.	15,900	458,079
†Paylocity Holding Corp.	31,242	7,378,111
†Procore Technologies, Inc.	5,159	412,565
†PTC, Inc.	15,297	1,853,232
†Qualtrics International, Inc. Class A	43,183	1,528,678
†RingCentral, Inc. Class A	9,400	1,761,090
†SentinelOne, Inc. Class A	16,247	820,311
†ServiceNow, Inc.	8,021	5,206,511
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Smartsheet, Inc. Class A	17,900	$ 1,386,355
=†πSNYK Ltd.	23,071	330,942
†Splunk, Inc.	3,900	451,308
SS&C Technologies Holdings, Inc.	45,340	3,716,973
†Synopsys, Inc.	31,959	11,776,892
=†πTanium, Inc. Class B	9,649	88,964
†Topicus.com, Inc.	5,868	538,578
†Trade Desk, Inc. Class A	56,400	5,168,496
†Tyler Technologies, Inc.	17,584	9,459,313
†UiPath, Inc. Class A	30,035	1,295,410
†Unity Software, Inc.	4,291	613,570
†Workiva, Inc.	5,200	678,548
†Zscaler, Inc.	12,600	4,048,758
		165,301,075
Specialty Retail–5.05%
†AutoZone, Inc.	1,590	3,333,260
†Burlington Stores, Inc.	29,528	8,607,707
†CarMax, Inc.	9,132	1,189,260
†Carvana Co.	8,800	2,039,752
†Five Below, Inc.	24,175	5,001,566
†Floor & Decor Holdings, Inc. Class A	9,300	1,209,093
†O'Reilly Automotive, Inc.	11,478	8,106,108
†RH	1,800	964,692
Ross Stores, Inc.	9,100	1,039,948
Tractor Supply Co.	35,752	8,530,427
†Ulta Beauty, Inc.	21,252	8,763,050
Williams-Sonoma, Inc.	7,712	1,304,331
		50,089,194
Textiles, Apparel & Luxury Goods–1.09%
†Lululemon Athletica, Inc.	27,608	10,807,152
		10,807,152
Trading Companies & Distributors–0.49%
Fastenal Co.	9,000	576,540
†SiteOne Landscape Supply, Inc.	7,119	1,724,791
†United Rentals, Inc.	5,200	1,727,908
Watsco, Inc.	2,800	876,064
		4,905,303
Total Common Stock (Cost $525,111,805)		943,178,200
CONVERTIBLE PREFERRED STOCKS–0.47%
=†πCanva, Inc. Series A	13	22,154
=†πCaris Life Sciences, Inc. Series D	39,051	316,313
=†πDatabricks, Inc. Series F	7,776	1,714,238
=†πDatabricks, Inc. Series G	825	181,873
=†πDatabricks, Inc. Series H	1,967	433,630

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS (continued)
=†πDatarobot, Inc. Series G	15,766	$ 431,364
=†πRappi, Inc. Series E	9,859	635,148
=†πSNYK Ltd. Series F	38,452	551,575
=†πSocure, Inc. Series A	6,193	99,513
=†πSocure, Inc. Series A-1	5,083	81,677
=†πSocure, Inc. Series B	92	1,478
=†πSocure, Inc. Series E	11,781	189,304
Total Convertible Preferred Stocks (Cost $3,196,347)		4,658,267

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–4.90%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	48,604,780	$ 48,604,780
Total Money Market Fund (Cost $48,604,780)		48,604,780

TOTAL INVESTMENTS–100.52% (Cost $576,912,932)	996,441,247
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.52%)	(5,132,858)
NET ASSETS APPLICABLE TO 42,913,360 SHARES OUTSTANDING–100.00%	$991,308,389
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($37,540,360 / 1,559,516 Shares)	$24.072
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($953,768,029 / 41,353,844 Shares)	$23.064
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$499,152,921
Distributable earnings/(accumulated loss)	492,155,468
TOTAL NET ASSETS	$991,308,389

† Non-income producing.
✱ Units consist of 1 share of common stock and 1/5 warrant.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $8,173,376, which represented 0.82% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$ 371,590	$ 371,507
Canva, Inc. Series A	11/4/2021	22,162	22,154
Caris Life Sciences, Inc. Series D	5/11/2021	316,313	316,313
Databricks, Inc.	7/24/2020	163,573	750,861
Databricks, Inc. Series F	10/22/2019	333,967	1,714,238
Databricks, Inc. Series G	2/1/2021	146,328	181,873
Databricks, Inc. Series H	8/31/2021	433,630	433,630
Datarobot, Inc. Series G	6/11/2021	431,364	431,364
Gitlab, Inc. Class B	10/14/2021	432,177	932,988
Rappi, Inc. Series E	9/8/2020	589,036	635,148
SNYK Ltd.	9/3/2021	330,942	330,942
SNYK Ltd. Series F	9/3/2021	551,575	551,575
Socure, Inc.	12/22/2021	81,870	81,870
Socure, Inc. Series A	12/22/2021	99,513	99,513
Socure, Inc. Series A-1	12/22/2021	81,677	81,677
Socure, Inc. Series B	12/22/2021	1,478	1,478
Socure, Inc. Series E	10/27/2021	189,304	189,304
Tanium, Inc. Class B	9/24/2020	109,952	88,964
Venture Global LNG Inc. Series B	3/8/2018	36,240	71,402
Venture Global LNG Inc. Series C	10/16/2017	554,369	886,575
Total		$5,277,060	$8,173,376

★ Includes $2,058,249 cash collateral held at broker for futures contracts, $6,376,374 payable for securities purchased, $170,575 payable for fund shares redeemed, $69,562 other accrued expenses payable, $750,910 due to manager and affiliates and $44,335 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
6	British Pound	$ 507,413	$ 495,316	3/14/22	$ 12,097	$ —
6	Euro	855,188	849,541	3/14/22	5,647	—
5	Japanese Yen	543,625	550,001	3/14/22	—	(6,376)
					17,744	(6,376)
Equity Contracts:
9	E-mini MSCI Emerging Markets Index	551,835	557,392	3/18/22	—	(5,557)
75	E-mini S&P 500 Index	17,844,375	17,543,791	3/18/22	300,584	—
61	E-mini S&P MidCap 400 Index	17,309,970	17,157,605	3/18/22	152,365	—
18	Euro STOXX 50 Index	878,637	859,346	3/18/22	19,291	—
5	FTSE 100 Index	495,670	490,939	3/18/22	4,731	—
2	Nikkei 225 Index (OSE)	500,391	483,881	3/10/22	16,510	—
					493,481	(5,557)
Total Futures Contracts					$511,225	$(11,933)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,815,974
Foreign taxes withheld	(30,685)
3,785,289
EXPENSES:
Management fees	6,323,110
Distribution fees-Service Class	2,341,853
Shareholder servicing fees	282,108
Accounting and administration expenses	224,967
Professional fees	49,466
Reports and statements to shareholders	35,013
Custodian fees	25,203
Trustees’ fees and expenses	20,426
Pricing fees	18,568
Consulting fees	3,554
Other	19,158
9,343,426
Less:
Management fees waived	(48,639)
Total operating expenses	9,294,787
NET INVESTMENT LOSS	(5,509,498)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	87,931,122
Foreign currencies	(351)
Futures contracts	478,562
Net realized gain	88,409,333
Net change in unrealized appreciation (depreciation) of:
Investments	40,361,212
Foreign currencies	(903)
Futures contracts	(554,299)
Net change in unrealized appreciation (depreciation)	39,806,010
NET REALIZED AND UNREALIZED GAIN	128,215,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,705,845
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (5,509,498)	$ (3,431,297)
Net realized gain	88,409,333	59,284,820
Net change in unrealized appreciation (depreciation)	39,806,010	148,445,569
Net increase in net assets resulting from operations	122,705,845	204,299,092
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,136,264)	—
Service Class	(30,354,120)	—
	(31,490,384)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,529,084	3,916,661
Service Class	76,278,150	71,526,143
Reinvestment of dividends and distributions:
Standard Class	1,136,264	—
Service Class	30,354,120	—
	112,297,618	75,442,804
Cost of shares redeemed:
Standard Class	(5,764,598)	(6,196,952)
Service Class	(138,087,147)	(120,114,625)
	(143,851,745)	(126,311,577)
Decrease in net assets derived from capital share transactions	(31,554,127)	(50,868,773)
NET INCREASE IN NET ASSETS	59,661,334	153,430,319
NET ASSETS:
Beginning of year	931,647,055	778,216,736
End of year	$ 991,308,389	$ 931,647,055
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18 [2]	12/31/17
Net asset value, beginning of period	$ 21.901	$ 17.149	$ 15.017	$ 14.963	$ 11.917
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.075)	(0.035)	0.022	0.023	0.023
Net realized and unrealized gain	2.984	4.787	3.628	0.031	3.023
Total from investment operations	2.909	4.752	3.650	0.054	3.046
Less dividends and distributions from:
Net realized gain	(0.738)	—	(1.518)	—	—
Total dividends and distributions	(0.738)	—	(1.518)	—	—
Net asset value, end of period	$ 24.072	$ 21.901	$ 17.149	$ 15.017	$ 14.963
Total return[4]	13.29%	27.71%	24.92%	0.36%	25.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 37,540	$ 34,238	$ 29,070	$25,199	$ 26,547
Ratio of expenses to average net assets	0.71%	0.73%	0.74%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.74%	0.75%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets	(0.32%)	(0.19%)	0.13%	0.15%	0.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.33%)	(0.20%)	0.12%	0.11%	0.13%
Portfolio turnover	27%	46%	19%	70%	27%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18 [2]	12/31/17
Net asset value, beginning of period	$ 21.064	$ 16.534	$ 14.561	$ 14.542	$ 11.611
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.128)	(0.077)	(0.019)	(0.016)	(0.010)
Net realized and unrealized gain	2.866	4.607	3.510	0.035	2.941
Total from investment operations	2.738	4.530	3.491	0.019	2.931
Less dividends and distributions from:
Net realized gain	(0.738)	—	(1.518)	—	—
Total dividends and distributions	(0.738)	—	(1.518)	—	—
Net asset value, end of period	$ 23.064	$ 21.064	$ 16.534	$ 14.561	$ 14.542
Total return[4]	13.00%	27.40%	24.60%	0.13%	25.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$953,768	$897,409	$749,146	$600,976	$550,434
Ratio of expenses to average net assets	0.96%	0.98%	0.99%	0.99%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.99%	1.00%	1.03%	1.04%
Ratio of net investment (loss) to average net assets	(0.57%)	(0.44%)	(0.12%)	(0.10%)	(0.08%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.58%)	(0.45%)	(0.13%)	(0.14%)	(0.12%)
Portfolio turnover	27%	46%	19%	70%	27%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021 the value and cost of foreign currency held by the LVIP Blended Mid Cap Managed Volatility Fund is $284 and $0 respectively.
LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Special Purpose Acquisition Companies – Special purpose acquisition companies (“SPACs”) are collective investment structures that allow for private investments in public equity investments (“PIPE”). SPACs, sometimes referred to “blank-check” companies, do not have an operating history but conduct an initial public offering (“IPO”) the proceeds of which are held in a trust account and used to finance an acquisition of a business or assets. Following the IPO but prior to finalizing the merger or purchase agreement, the SPAC often will raise additional capital through committed debt or equity financing, the latter of which is often structured as a PIPE commitment. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. The LVIP Blended Mid Cap Managed Volatility Fund had contingent commitments outstanding of approximately $0 to purchase PIPE shares as of December 31, 2021.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$56,422
Legal	9,129
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,441 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$529,605
Distribution fees payable to LFD	197,493
Shareholder servicing fees payable to Lincoln Life	23,812
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $0 and securities sales of $233,090, which resulted in net realized gains of $131,150.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$247,085,288
Sales	312,623,481
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$579,493,257
Aggregate unrealized appreciation of investments and derivatives	$432,818,437
Aggregate unrealized depreciation of investments and derivatives	(15,853,938)
Net unrealized appreciation of investments and derivatives	$416,964,499
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market
LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 7,153,673	$ —	$ —	$ 7,153,673
Air Freight & Logistics	778,882	—	—	778,882
Airlines	1,564,658	—	—	1,564,658
Auto Components	1,073,495	—	—	1,073,495
Banks	1,269,284	—	—	1,269,284
Beverages	3,194,287	—	—	3,194,287
Biotechnology	23,246,527	—	—	23,246,527
Building Products	13,234,740	—	—	13,234,740
Capital Markets	39,603,618	—	—	39,603,618
Chemicals	8,514,590	—	—	8,514,590
Commercial Services & Supplies	27,478,334	—	—	27,478,334
Communications Equipment	2,336,620	—	—	2,336,620
Construction & Engineering	901,800	—	—	901,800
Construction Materials	9,660,150	—	—	9,660,150
Consumer Finance	2,472,984	—	—	2,472,984
Containers & Packaging	7,261,296	—	—	7,261,296
Distributors	13,197,276	—	—	13,197,276
Diversified Consumer Services	8,596,259	—	—	8,596,259
Diversified Financial Services	1,006,039	—	—	1,006,039
Diversified Telecommunication Services	—	—	81,870	81,870
Electrical Equipment	16,859,002	—	—	16,859,002
Electronic Equipment, Instruments & Components	20,120,135	—	—	20,120,135
Entertainment	20,153,711	—	—	20,153,711
Equity Real Estate Investment Trusts	19,768,359	—	—	19,768,359
Food & Staples Retailing	1,938,957	—	—	1,938,957
Food Products	5,022,359	—	—	5,022,359
Health Care Equipment & Supplies	63,375,592	—	—	63,375,592
Health Care Providers & Services	13,500,881	—	—	13,500,881
Health Care Technology	5,086,744	—	—	5,086,744
Hotels, Restaurants & Leisure	47,382,633	—	—	47,382,633
Household Durables	3,616,228	—	—	3,616,228
LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Household Products	$ 1,201,696	$ —	$ —	$ 1,201,696
Insurance	13,856,092	—	—	13,856,092
Interactive Media & Services	23,766,107	—	—	23,766,107
Internet & Direct Marketing Retail	7,407,385	—	—	7,407,385
IT Services	42,238,522	932,988	—	43,171,510
Life Sciences Tools & Services	74,844,350	—	—	74,844,350
Machinery	12,558,175	—	—	12,558,175
Media	6,396,899	—	—	6,396,899
Metals & Mining	844,152	—	—	844,152
Multiline Retail	1,619,305	—	—	1,619,305
Oil, Gas & Consumable Fuels	8,351,808	—	957,977	9,309,785
Pharmaceuticals	2,997,067	—	—	2,997,067
Professional Services	63,311,902	—	—	63,311,902
Real Estate Management & Development	330,162	—	—	330,162
Road & Rail	6,050,691	—	—	6,050,691
Semiconductors & Semiconductor Equipment	54,959,215	—	—	54,959,215
Software	163,758,801	—	1,542,274	165,301,075
Specialty Retail	50,089,194	—	—	50,089,194
Textiles, Apparel & Luxury Goods	10,807,152	—	—	10,807,152
Trading Companies & Distributors	4,905,303	—	—	4,905,303
Convertible Preferred Stocks	—	—	4,658,267	4,658,267
Money Market Fund	48,604,780	—	—	48,604,780
Total Investments	$988,267,871	$932,988	$7,240,388	$996,441,247
Derivatives:

Assets:
Futures Contracts	$511,225	$—	$—	$511,225
Liabilities:
Futures Contracts	$ (11,933)	$—	$—	$ (11,933)
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, Passive Foreign Investment Company ("PFICS") Un-reversed Inclusions and straddle loss deferrals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$5,346,780	$—
Long-term capital gains	26,143,604	—
Total	$31,490,384	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 75,197,607
Other temporary differences	(6,766)
Net unrealized appreciation	416,964,627
Distributable earnings/(accumulated loss)	$492,155,468
LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(273,120)	$273,120
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	199,589	218,577
Service Class	3,554,090	4,100,470
Shares reinvested:
Standard Class	47,059	—
Service Class	1,311,024	—
	5,111,762	4,319,047
Shares redeemed:
Standard Class	(250,410)	(350,487)
Service Class	(6,115,816)	(6,805,476)
	(6,366,226)	(7,155,963)
Net decrease	(1,254,464)	(2,836,916)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$493,481	Liabilities net of receivables and other assets	$ (5,557)
Futures contracts (Currency contracts)	Liabilities net of receivables and other assets	17,744	Liabilities net of receivables and other assets	(6,376)
Total		$511,225		$(11,933)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$563,980	$(540,881)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(85,418)	(13,418)
Total		$478,562	$(554,299)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$36,849,698	$—
9. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
LVIP Blended Mid Cap Managed Volatility Fund–22

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Mid Cap Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe had subadvised the Fund since February 2016 and that MFS had subadvised the Fund since November 2018. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for T. Rowe, which contains breakpoints. The Board also reviewed the subadvisory fee schedule for MFS, which contains breakpoints, as well as the fees charged to comparable clients managed by MFS. The Board considered that LIAC compensates T. Rowe and MFS from its fees and that the subadvisory fee schedules were negotiated between LIAC and T. Rowe and MFS, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by T. Rowe, the Board considered that the subadvisory fee schedule for T. Rowe, which contains breakpoints, was negotiated between LIAC and T. Rowe, which is unaffiliated with LIAC, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe such as including the Fund’s assets in its assets under management.
For the Underlying Sleeve subadvised by MFS, the Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates or obtaining research services in connection with trading client assets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Mid Cap Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Mid Cap Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund–32

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
(formerly LVIP ClearBridge QS Select Large Cap Managed Volatility)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
ClearBridge Investments, LLC.
Schroder Investment Management North America Inc.
The Fund returned 22.04% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%.
U.S. equities delivered robust performance as the approval and subsequent rollout of multiple COVID-19 vaccines combined with easy monetary policy and ambitious fiscal spending to help the S&P 500® Index to a gain of 28.71%. The market was alternately led by cyclical stocks benefiting from the economic recovery, as re-opened businesses, greater mobility and a healthy consumer encouraged spending and production. High-growth technology stocks benefited from strong secular trends as well as a lingering stay-at-home environment. Stocks withstood the return of inflation pressures and lingering surges of coronavirus variants, paced by solid corporate earnings results and an improving job market.
From a stock selection perspective, holdings in the health care, communication service and information technology sectors were the largest detractors from returns. In terms of individual stocks, Ionis Pharmaceuticals, Inc., Twitter, Inc., Citrix Systems, Inc., DocuSign, Inc. and Vertex Pharmaceuticals Inc. detracted the most from absolute performance. On the upside, stock selection in the materials, consumer discretionary, and industrials sectors added the most value. In terms of individual stocks, UnitedHealth Group, Inc., Apple, Inc., Alphabet Inc., Class A, Seagate Technology Holdings PLC and Broadcom, Inc. contributed the most to absolute returns.
Looking at sector allocation, a small cash position, along with an overweight in communication services and an underweight in financials, were the largest headwinds for performance.
Conversely, underweights in consumer staples, utilities and consumer discretionary were the largest contributors to results.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Franklin Advisers, Inc.:	Christopher Lloyd
ClearBridge Investments, LLC:	Scott Glasser
Evan Bauman
Richard Freeman
Michael Kagan
Aram Green
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–1

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,931 for the Standard Class shares and to $21,321 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $30,121. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 22.04%
Five Years	+ 14.51%
Inception (1/2/14)	+ 10.32%
Service Class Shares
One Year	+ 21.62%
Five Years	+ 14.10%
Inception (1/2/14)	+ 9.93%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–2

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,061.40	0.68%	$3.53
Service Class Shares	1,000.00	1,059.50	1.03%	5.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.68%	$3.47
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–3

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	93.45%
Aerospace & Defense	1.70%
Air Freight & Logistics	0.61%
Automobiles	1.03%
Banks	3.45%
Beverages	0.78%
Biotechnology	4.21%
Building Products	1.84%
Capital Markets	1.20%
Chemicals	2.57%
Commercial Services & Supplies	0.68%
Communications Equipment	1.07%
Construction & Engineering	0.10%
Construction Materials	0.25%
Consumer Finance	0.41%
Containers & Packaging	0.49%
Diversified Financial Services	0.28%
Diversified Telecommunication Services	0.45%
Electric Utilities	0.59%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	1.51%
Entertainment	1.90%
Equity Real Estate Investment Trusts	1.35%
Food & Staples Retailing	1.10%
Food Products	0.80%
Health Care Equipment & Supplies	1.28%
Health Care Providers & Services	4.33%
Health Care Technology	0.15%
Household Durables	0.80%
Household Products	0.73%
Independent Power and Renewable Electricity Producers	0.29%
Industrial Conglomerates	0.77%
Insurance	1.43%
Interactive Media & Services	6.86%
Internet & Direct Marketing Retail	2.59%
IT Services	2.62%
Life Sciences Tools & Services	2.20%
Machinery	0.61%
Media	4.20%
Metals & Mining	1.07%
Mortgage Real Estate Investment Trusts (REITs)	0.15%
Multiline Retail	0.16%
Multi-Utilities	0.13%
Oil, Gas & Consumable Fuels	2.02%
Personal Products	0.12%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	3.26%
Professional Services	0.27%
Real Estate Management & Development	0.45%
Road & Rail	0.82%
Semiconductors & Semiconductor Equipment	5.91%
Software	11.88%
Specialty Retail	2.48%
Technology Hardware, Storage & Peripherals	6.02%
Textiles, Apparel & Luxury Goods	0.32%
Thrifts & Mortgage Finance	0.22%
Wireless Telecommunication Services	0.39%
Money Market Fund	6.20%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	5.44%
Apple, Inc.	4.58%
UnitedHealth Group, Inc.	3.47%
Comcast Corp. Class A	2.32%
Meta Platforms, Inc. Class A	2.31%
Amazon.com, Inc.	2.13%
Broadcom, Inc.	1.75%
Alphabet, Inc. Class A	1.67%
Vertex Pharmaceuticals, Inc.	1.56%
JPMorgan Chase & Co.	1.53%
Total	26.76%

IT–Information Technology

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–4

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–93.45%
Aerospace & Defense–1.70%
L3Harris Technologies, Inc.	26,322	$ 5,612,903
Northrop Grumman Corp.	2,419	936,322
Raytheon Technologies Corp.	47,046	4,048,779
		10,598,004
Air Freight & Logistics–0.61%
United Parcel Service, Inc. Class B	17,773	3,809,465
		3,809,465
Automobiles–1.03%
Ford Motor Co.	103,300	2,145,541
†General Motors Co.	25,100	1,471,613
Harley-Davidson, Inc.	19,000	716,110
†Tesla, Inc.	2,000	2,113,560
		6,446,824
Banks–3.45%
Associated Banc-Corp.	26,000	587,340
Bank of America Corp.	106,160	4,723,058
Citizens Financial Group, Inc.	22,000	1,039,500
JPMorgan Chase & Co.	60,413	9,566,399
KeyCorp	68,400	1,582,092
U.S. Bancorp	25,378	1,425,482
Wells Fargo & Co.	30,000	1,439,400
Zions Bancorp NA	18,500	1,168,460
		21,531,731
Beverages–0.78%
Coca-Cola Co.	38,936	2,305,400
PepsiCo, Inc.	14,601	2,536,340
		4,841,740
Biotechnology–4.21%
AbbVie, Inc.	19,169	2,595,482
†Biogen, Inc.	24,142	5,792,149
†BioMarin Pharmaceutical, Inc.	4,500	397,575
†Halozyme Therapeutics, Inc.	17,000	683,570
†ImmunoGen, Inc.	8,476	62,892
†Incyte Corp.	8,000	587,200
†Ionis Pharmaceuticals, Inc.	42,411	1,290,567
†Regeneron Pharmaceuticals, Inc.	3,000	1,894,560
†Ultragenyx Pharmaceutical, Inc.	22,657	1,905,227
†United Therapeutics Corp.	6,200	1,339,696
†Vertex Pharmaceuticals, Inc.	44,172	9,700,171
		26,249,089
Building Products–1.84%
A O Smith Corp.	9,000	772,650
Allegion PLC	3,500	463,540
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Carlisle Cos., Inc.	6,500	$ 1,612,780
Johnson Controls International PLC	80,550	6,549,521
Owens Corning	11,200	1,013,600
Trane Technologies PLC	5,400	1,090,962
		11,503,053
Capital Markets–1.20%
Ameriprise Financial, Inc.	2,500	754,150
Apollo Global Management, Inc.	10,000	724,300
BGC Partners, Inc. Class A	170,000	790,500
CME Group, Inc.	7,380	1,686,035
Cohen & Steers, Inc.	23,122	2,139,016
Intercontinental Exchange, Inc.	10,135	1,386,164
		7,480,165
Chemicals–2.57%
Air Products & Chemicals, Inc.	12,044	3,664,507
CF Industries Holdings, Inc.	11,500	813,970
Eastman Chemical Co.	7,000	846,370
Ecolab, Inc.	10,603	2,487,358
Huntsman Corp.	43,919	1,531,895
PPG Industries, Inc.	25,422	4,383,769
Sherwin-Williams Co.	6,530	2,299,605
		16,027,474
Commercial Services & Supplies–0.68%
†CoreCivic, Inc.	67,000	667,990
Waste Management, Inc.	21,500	3,588,350
		4,256,340
Communications Equipment–1.07%
†Arista Networks, Inc.	12,700	1,825,625
Cisco Systems, Inc.	76,244	4,831,582
		6,657,207
Construction & Engineering–0.10%
EMCOR Group, Inc.	4,700	598,733
		598,733
Construction Materials–0.25%
Vulcan Materials Co.	7,388	1,533,601
		1,533,601
Consumer Finance–0.41%
Ally Financial, Inc.	14,100	671,301
Discover Financial Services	12,000	1,386,720
Synchrony Financial	11,000	510,290
		2,568,311
Containers & Packaging–0.49%
Ball Corp.	22,226	2,139,697
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–5

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
International Paper Co.	19,000	$ 892,620
		3,032,317
Diversified Financial Services–0.28%
†Berkshire Hathaway, Inc. Class B	3,737	1,117,363
Equitable Holdings, Inc.	19,000	623,010
		1,740,373
Diversified Telecommunication Services–0.45%
†Liberty Global PLC Class C	27,400	769,666
Verizon Communications, Inc.	39,133	2,033,351
		2,803,017
Electric Utilities–0.59%
IDACORP, Inc.	5,400	611,874
NextEra Energy, Inc.	8,100	756,216
OGE Energy Corp.	14,000	537,320
Portland General Electric Co.	18,000	952,560
PPL Corp.	27,000	811,620
		3,669,590
Electrical Equipment–0.55%
Acuity Brands, Inc.	3,800	804,536
Eaton Corp. PLC	3,700	639,434
Emerson Electric Co.	7,000	650,790
GrafTech International Ltd.	67,000	792,610
Regal Rexnord Corp.	3,300	561,594
		3,448,964
Electronic Equipment, Instruments & Components–1.51%
Avnet, Inc.	10,400	428,792
TE Connectivity Ltd.	50,923	8,215,917
†Teledyne Technologies, Inc.	1,728	754,946
		9,399,655
Entertainment–1.90%
Activision Blizzard, Inc.	33,700	2,242,061
Electronic Arts, Inc.	10,100	1,332,190
†Liberty Media Corp. - Liberty Formula One	10,295	651,056
†Madison Square Garden Entertainment Corp.	19,739	1,388,441
†Madison Square Garden Sports Corp. Class A	13,533	2,351,088
†Netflix, Inc.	1,000	602,440
†Walt Disney Co.	17,477	2,707,013
World Wrestling Entertainment, Inc. Class A	12,382	610,928
		11,885,217
Equity Real Estate Investment Trusts–1.35%
American Tower Corp.	11,965	3,499,763
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Gaming & Leisure Properties, Inc.	8,800	$ 428,208
Iron Mountain, Inc.	16,000	837,280
Lamar Advertising Co. Class A	13,000	1,576,900
Life Storage, Inc.	4,000	612,720
Medical Properties Trust, Inc.	43,500	1,027,905
Weyerhaeuser Co.	11,500	473,570
		8,456,346
Food & Staples Retailing–1.10%
Costco Wholesale Corp.	1,800	1,021,860
Walmart, Inc.	40,484	5,857,630
		6,879,490
Food Products–0.80%
Bunge Ltd.	10,400	970,944
†Darling Ingredients, Inc.	9,200	637,468
Hershey Co.	6,900	1,334,943
Mondelez International, Inc. Class A	30,745	2,038,701
		4,982,056
Health Care Equipment & Supplies–1.28%
Becton Dickinson & Co.	3,355	843,715
†ICU Medical, Inc.	3,300	783,222
†Insulet Corp.	3,200	851,424
†Masimo Corp.	2,500	731,950
Medtronic PLC	37,846	3,915,169
†Quidel Corp.	6,200	836,938
		7,962,418
Health Care Providers & Services–4.33%
Chemed Corp.	1,000	529,040
†Guardant Health, Inc.	21,400	2,140,428
†Molina Healthcare, Inc.	5,700	1,813,056
Premier, Inc. Class A	22,300	918,091
UnitedHealth Group, Inc.	43,096	21,640,225
		27,040,840
Health Care Technology–0.15%
†Veeva Systems, Inc. Class A	3,600	919,728
		919,728
Household Durables–0.80%
PulteGroup, Inc.	32,000	1,829,120
Toll Brothers, Inc.	43,729	3,165,542
		4,994,662
Household Products–0.73%
Procter & Gamble Co.	27,780	4,544,252
		4,544,252

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–6

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers–0.29%
AES Corp.	40,000	$ 972,000
Vistra Corp.	37,000	842,490
		1,814,490
Industrial Conglomerates–0.77%
Honeywell International, Inc.	22,953	4,785,930
		4,785,930
Insurance–1.43%
Allstate Corp.	7,000	823,550
American Financial Group, Inc.	4,200	576,744
Everest Re Group Ltd.	3,400	931,328
Hartford Financial Services Group, Inc.	12,119	836,696
Progressive Corp.	10,100	1,036,765
Travelers Cos., Inc.	30,328	4,744,209
		8,949,292
Interactive Media & Services–6.86%
†Alphabet, Inc. Class C	3,184	9,213,190
†Alphabet, Inc. Class A	3,594	10,411,962
†Match Group, Inc.	23,500	3,107,875
†Meta Platforms, Inc. Class A	42,906	14,431,433
†Twitter, Inc.	130,071	5,621,669
		42,786,129
Internet & Direct Marketing Retail–2.59%
†Amazon.com, Inc.	3,982	13,277,342
eBay, Inc.	12,500	831,250
†Etsy, Inc.	9,300	2,036,142
		16,144,734
IT Services–2.62%
Accenture PLC Class A	5,400	2,238,570
Alliance Data Systems Corp.	2,900	193,053
Automatic Data Processing, Inc.	17,462	4,305,780
Fidelity National Information Services, Inc.	16,265	1,775,325
Mastercard, Inc. Class A	2,700	970,164
†PayPal Holdings, Inc.	2,800	528,024
Visa, Inc. Class A	29,245	6,337,684
		16,348,600
Life Sciences Tools & Services–2.20%
†10X Genomics, Inc. Class A	11,500	1,713,040
†Bio-Rad Laboratories, Inc. Class A	1,500	1,133,355
†Charles River Laboratories International, Inc.	6,400	2,411,392
Thermo Fisher Scientific, Inc.	9,404	6,274,725
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
West Pharmaceutical Services, Inc.	4,700	$ 2,204,347
		13,736,859
Machinery–0.61%
Cummins, Inc.	6,100	1,330,654
Fortive Corp.	9,300	709,497
Otis Worldwide Corp.	9,141	795,907
Pentair PLC	12,985	948,294
		3,784,352
Media–4.20%
†AMC Networks, Inc. Class A	42,933	1,478,613
Comcast Corp. Class A	287,352	14,462,426
†Discovery, Inc.	110,556	2,574,564
†Liberty Broadband Corp.	27,644	4,450,827
†Liberty Media Corp. - Liberty SiriusXM	63,471	3,227,500
†Loyalty Ventures, Inc.	1,160	34,881
		26,228,811
Metals & Mining–1.07%
ArcelorMittal SA	66,363	2,112,334
Freeport-McMoRan, Inc.	70,395	2,937,584
Steel Dynamics, Inc.	26,000	1,613,820
		6,663,738
Mortgage Real Estate Investment Trusts (REITs)–0.15%
New Residential Investment Corp.	88,000	942,480
		942,480
Multiline Retail–0.16%
Target Corp.	4,400	1,018,336
		1,018,336
Multi-Utilities–0.13%
Sempra Energy	5,980	791,034
		791,034
Oil, Gas & Consumable Fuels–2.02%
Chevron Corp.	27,006	3,169,154
Devon Energy Corp.	35,000	1,541,750
Exxon Mobil Corp.	61,730	3,777,259
Kinder Morgan, Inc.	62,952	998,419
Pioneer Natural Resources Co.	13,687	2,489,391
Valero Energy Corp.	8,000	600,880
		12,576,853
Personal Products–0.12%
†Coty, Inc. Class A	27,500	288,750

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–7

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
Nu Skin Enterprises, Inc. Class A	9,000	$ 456,750
		745,500
Pharmaceuticals–3.26%
Bristol-Myers Squibb Co.	10,000	623,500
Eli Lilly & Co.	10,231	2,826,007
Johnson & Johnson	38,436	6,575,246
Merck & Co., Inc.	65,681	5,033,792
Pfizer, Inc.	89,299	5,273,106
		20,331,651
Professional Services–0.27%
†FTI Consulting, Inc.	8,100	1,242,702
ManpowerGroup, Inc.	4,400	428,252
		1,670,954
Real Estate Management & Development–0.45%
†CBRE Group, Inc. Class A	13,500	1,464,885
†Jones Lang LaSalle, Inc.	4,900	1,319,766
		2,784,651
Road & Rail–0.82%
AMERCO	900	653,607
Canadian Pacific Railway Ltd.	16,961	1,220,174
†Lyft, Inc. Class A	38,090	1,627,586
Old Dominion Freight Line, Inc.	2,400	860,112
Union Pacific Corp.	3,119	785,770
		5,147,249
Semiconductors & Semiconductor Equipment–5.91%
†Advanced Micro Devices, Inc.	9,000	1,295,100
Applied Materials, Inc.	13,100	2,061,416
ASML Holding NV	3,535	2,814,355
Broadcom, Inc.	16,395	10,909,397
†Enphase Energy, Inc.	3,837	701,941
Lam Research Corp.	2,600	1,869,790
NVIDIA Corp.	13,200	3,882,252
QUALCOMM, Inc.	8,500	1,554,395
Texas Instruments, Inc.	18,443	3,475,952
†Wolfspeed, Inc.	74,016	8,272,768
		36,837,366
Software–11.88%
†Adobe, Inc.	11,225	6,365,249
†Atlassian Corp. PLC Class A	1,900	724,451
†Autodesk, Inc.	30,234	8,501,499
†Cerence, Inc.	23,023	1,764,483
†Crowdstrike Holdings, Inc. Class A	17,200	3,521,700
†DocuSign, Inc.	20,520	3,125,401
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Dolby Laboratories, Inc. Class A	16,920	$ 1,611,122
†Dropbox, Inc. Class A	48,000	1,177,920
†Fortinet, Inc.	6,300	2,264,220
†HubSpot, Inc.	4,400	2,900,260
†Manhattan Associates, Inc.	5,300	824,097
Microsoft Corp.	100,873	33,925,607
Oracle Corp.	24,324	2,121,296
†Qualys, Inc.	5,500	754,710
†salesforce.com, Inc.	7,761	1,972,303
†Teradata Corp.	10,000	424,700
†Trade Desk, Inc. Class A	11,000	1,008,040
†Varonis Systems, Inc.	9,400	458,532
†Zoom Video Communications, Inc. Class A	3,500	643,685
		74,089,275
Specialty Retail–2.48%
Dick's Sporting Goods, Inc.	11,000	1,264,890
Home Depot, Inc.	22,041	9,147,236
TJX Cos., Inc.	66,934	5,081,629
		15,493,755
Technology Hardware, Storage & Peripherals–6.02%
Apple, Inc.	160,855	28,563,023
Seagate Technology Holdings PLC	56,189	6,348,233
†Western Digital Corp.	37,795	2,464,612
Xerox Holdings Corp.	9,000	203,760
		37,579,628
Textiles, Apparel & Luxury Goods–0.32%
†Deckers Outdoor Corp.	1,400	512,834
NIKE, Inc. Class B	9,000	1,500,030
		2,012,864
Thrifts & Mortgage Finance–0.22%
MGIC Investment Corp.	94,000	1,355,480
		1,355,480
Wireless Telecommunication Services–0.39%
Telephone & Data Systems, Inc.	38,000	765,700
†T-Mobile U.S., Inc.	14,231	1,650,511
		2,416,211
Total Common Stock (Cost $375,983,524)		582,896,884

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–8

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.20%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	38,655,708	$ 38,655,708
Total Money Market Fund (Cost $38,655,708)		38,655,708

TOTAL INVESTMENTS–99.65% (Cost $414,639,232)	621,552,592
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	2,193,379
NET ASSETS APPLICABLE TO 34,690,766 SHARES OUTSTANDING–100.00%	$623,745,971
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND STANDARD CLASS ($2,062,708 / 114,479 Shares)	$18.018
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND SERVICE CLASS ($621,683,263 / 34,576,287 Shares)	$17.980
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$369,038,149
Distributable earnings/(accumulated loss)	254,707,822
TOTAL NET ASSETS	$623,745,971

† Non-income producing.
★ Includes $1,691,548 cash collateral held at broker for futures contracts, $22,498 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $121,274 payable for fund shares redeemed, $8 foreign currencies due to custodian, $56,264 other accrued expenses payable, $527,554 due to manager and affiliates and $79,477 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–9

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$ 84,569	$ 82,553	3/14/22	$ 2,016	$ —
1	Euro	142,531	141,590	3/14/22	941	—
1	Japanese Yen	108,725	110,000	3/14/22	—	(1,275)
					2,957	(1,275)
Equity Contracts:
8	E-mini MSCI Emerging Markets Index	490,520	495,459	3/18/22	—	(4,939)
10	E-mini Russell 2000 Index	1,121,400	1,131,511	3/18/22	—	(10,111)
111	E-mini S&P 500 Index	26,409,675	25,964,810	3/18/22	444,865	—
10	E-mini S&P MidCap 400 Index	2,837,700	2,812,722	3/18/22	24,978	—
4	Euro STOXX 50 Index	195,253	190,966	3/18/22	4,287	—
1	FTSE 100 Index	99,134	98,188	3/18/22	946	—
1	Nikkei 225 Index (OSE)	250,196	241,941	3/10/22	8,255	—
					483,331	(15,050)
Total Futures Contracts					$486,288	$(16,325)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–10

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 7,159,085
Foreign taxes withheld	(7,800)
7,151,285
EXPENSES:
Management fees	3,919,212
Distribution fees-Service Class	2,136,496
Shareholder servicing fees	177,589
Accounting and administration expenses	170,044
Professional fees	43,395
Reports and statements to shareholders	22,725
Trustees’ fees and expenses	12,885
Custodian fees	9,461
Pricing fees	4,405
Consulting fees	3,342
Other	12,670
6,512,224
Less:
Management fees waived	(30,619)
Expenses reimbursed	(211,565)
Total operating expenses	6,270,040
NET INVESTMENT INCOME	881,245
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	51,256,514
Foreign currencies	47
Futures contracts	7,297,573
Net realized gain	58,554,134
Net change in unrealized appreciation (depreciation) of:
Investments	59,993,744
Foreign currencies	(349)
Futures contracts	(209,563)
Net change in unrealized appreciation (depreciation)	59,783,832
NET REALIZED AND UNREALIZED GAIN	118,337,966
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,219,211
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 881,245	$ 2,981,791
Net realized gain (loss)	58,554,134	(6,022,352)
Net change in unrealized appreciation (depreciation)	59,783,832	77,396,781
Net increase in net assets resulting from operations	119,219,211	74,356,220
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(23,040)	(75,464)
Service Class	(4,852,759)	(23,396,081)
Return of capital:
Standard Class	—	(30)
Service Class	—	(6,006)
	(4,875,799)	(23,477,581)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	96,081	248,153
Service Class	19,488,861	22,764,658
Reinvestment of dividends and distributions:
Standard Class	23,040	75,494
Service Class	4,852,759	23,402,087
	24,460,741	46,490,392
Cost of shares redeemed:
Standard Class	(201,142)	(262,049)
Service Class	(98,961,060)	(74,713,021)
	(99,162,202)	(74,975,070)
Decrease in net assets derived from capital share transactions	(74,701,461)	(28,484,678)
NET INCREASE IN NET ASSETS	39,641,951	22,393,961
NET ASSETS:
Beginning of year	584,104,020	561,710,059
End of year	$623,745,971	$584,104,020
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–11

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.930	$ 13.638	$ 11.851	$ 12.744	$ 10.672
Income (loss) from investment operations:
Net investment income[3]	0.083	0.121	0.147	0.166	0.136
Net realized and unrealized gain (loss)	3.208	1.820	2.128	(0.482)	2.110
Total from investment operations	3.291	1.941	2.275	(0.316)	2.246
Less dividends and distributions from:
Net investment income	(0.095)	(0.123)	(0.196)	(0.155)	(0.174)
Net realized gain	(0.108)	(0.526)	(0.292)	(0.422)	—
Total dividends and distributions	(0.203)	(0.649)	(0.488)	(0.577)	(0.174)
Net asset value, end of period	$ 18.018	$ 14.930	$ 13.638	$ 11.851	$ 12.744
Total return[4]	22.04%	14.86%	19.38%	(2.80%)	21.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,063	$ 1,786	$ 1,566	$ 81	$ 96
Ratio of expenses to average net assets[5]	0.68%	0.68%	0.62%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.72%	0.73%	0.73%	0.71%	0.70%
Ratio of net investment income to average net assets	0.49%	0.91%	1.14%	1.29%	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.86%	1.03%	0.58%	0.45%
Portfolio turnover	19%	20%	67%	9%	9%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–12

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.900	$ 13.617	$ 11.845	$ 12.739	$ 10.672
Income (loss) from investment operations:
Net investment income[3]	0.024	0.074	0.100	0.121	0.094
Net realized and unrealized gain (loss)	3.197	1.811	2.122	(0.479)	2.106
Total from investment operations	3.221	1.885	2.222	(0.358)	2.200
Less dividends and distributions from:
Net investment income	(0.033)	(0.076)	(0.158)	(0.114)	(0.133)
Net realized gain	(0.108)	(0.526)	(0.292)	(0.422)	—
Total dividends and distributions	(0.141)	(0.602)	(0.450)	(0.536)	(0.133)
Net asset value, end of period	$ 17.980	$ 14.900	$ 13.617	$ 11.845	$ 12.739
Total return[4]	21.62%	14.45%	18.93%	(3.14%)	20.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$621,683	$582,318	$560,144	$301,175	$286,880
Ratio of expenses to average net assets[5]	1.03%	1.03%	0.97%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.07%	1.08%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	0.14%	0.56%	0.79%	0.94%	0.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.10%	0.51%	0.68%	0.23%	0.10%
Portfolio turnover	19%	20%	67%	9%	9%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–13

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (formerly LVIP ClearBridge QS Select Large Cap Managed Volatility) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–14

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,080 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.675% of the Fund’s average daily net assets for the Standard Class and 1.025% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the years ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 206,621	$ 248,340	$ 211,565	$ 666,526
ClearBridge Investments, LLC ("ClearBridge") and Franklin Advisers, Inc (“FAV”) are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays ClearBridge and FAV a fee based on their managed portions of the Fund's average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$35,484
Legal	5,738
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–15

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,805 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 22,498
Management fees payable to LIAC	330,748
Distribution fees payable to LFD	181,701
Shareholder servicing fees payable to Lincoln Life	15,105
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$106,294,920
Sales	186,397,698
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$414,796,777
Aggregate unrealized appreciation of investments and derivatives	$217,746,136
Aggregate unrealized depreciation of investments and derivatives	(10,982,065)
Net unrealized appreciation of investments and derivatives	$206,764,071
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–16

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$582,896,884	$—	$—	$582,896,884
Money Market Fund	38,655,708	—	—	38,655,708
Total Investments	$621,552,592	$—	$—	$621,552,592
Derivatives:

Assets:
Futures Contracts	$486,288	$—	$—	$486,288
Liabilities:
Futures Contracts	$ (16,325)	$—	$—	$ (16,325)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$4,875,799	$2,975,752
Long-term capital gains	—	20,495,793
Return of capital	—	6,036
Total	$4,875,799	$23,477,581
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 81,816
Undistributed long-term capital gains	47,862,042
Other temporary differences	(1)
Net unrealized appreciation	206,763,965
Distributable earnings/(accumulated loss)	$254,707,822
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$55,077	$(55,077)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $6,446,644 of capital loss carryforwards.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–17

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	5,579	18,896
Service Class	1,171,313	1,746,067
Shares reinvested:
Standard Class	1,276	5,681
Service Class	269,224	1,780,266
	1,447,392	3,550,910
Shares redeemed:
Standard Class	(11,987)	(19,826)
Service Class	(5,947,225)	(5,579,208)
	(5,959,212)	(5,599,034)
Net decrease	(4,511,820)	(2,048,124)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$483,331	Receivables and other assets net of liabilities	$(15,050)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	2,957	Receivables and other assets net of liabilities	(1,275)
Total		$486,288		$(16,325)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–18

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$7,311,943	$(207,405)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,370)	(2,158)
Total		$7,297,573	$(209,563)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$30,270,743	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–20

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–21

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–22

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Sleeve - Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and ClearBridge Investments, LLC (“ClearBridge”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by ClearBridge under the subadvisory agreement. The Board reviewed the services provided by ClearBridge, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of ClearBridge. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc., the successor to QS Investors, LLC. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board concluded that the services provided by GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for Clearbridge, which contains breakpoints and the fees charged in similar strategies. The Board also reviewed the subadvisory fee schedule for Franklin, which contains breakpoints, as well as the fees charged to comparable clients subadvised by Franklin. The Board considered that LIAC compensates Clearbridge and Franklin from its fees and that the subadvisory fee schedules were negotiated between LIAC and Clearbridge and Franklin, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to Clearbridge’s profitability, the Board considered that the sub-advisory fee schedule for Clearbridge was negotiated between LIAC and Clearbridge, which is unaffiliated with LIAC, and that LIAC compensates Clearbridge from its fees. The Board reviewed materials provided by Clearbridge as to any additional benefits it receives and noted Clearbridge’s statement that its relationship with the Fund may enhance its name recognition in the investment community, may allow for more favorable trade execution and may provide additional access to the new issue market and research, which may positively affect Clearbridge’s ability to serve the Fund and other clients.
With respect to profitability, the Board considered that the sub-advisory fee schedule for Franklin was negotiated between LIAC and Franklin’s predecessor, which is unaffiliated with LIAC, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided as to any additional benefits it receives and noted the statement that its relationship with the Fund and LIAC may add to its name recognition in the investment community, as well as provide the potential for other business.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–28

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (1.80%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (1.54%).
The year 2021 will go down in the history books as the year many accepted the reality that COVID-19 made the transition from pandemic to endemic. We started the period awash with positive news as nearly one million jobs were added in the United States in March alone, vaccinations in the U.S. surpassed even aggressive estimates, a $1.9 trillion stimulus package was passed without delay, another $2 trillion in infrastructure spending was swiftly announced but failed to garner the necessary support of key democrats to pass the Senate. Housing was as hot as before the global financial crisis, and stocks hit record highs. The return of the metaphorical “animal spirits” added fiscal stimulus and a Federal Reserve committed to see the whites of inflation’s eyes before shifting course – yet comfortable with interest rates rising for “good reasons” – helped push 10-year interest rates to a post pandemic high from record low levels in 2020. As a sign of healthy resetting of risks and surprising resilience, spread sectors performed well, showing little sign of concern with higher borrowing costs.
As we moved into the spring months risk markets continued their march higher as vaccination counts continued to climb in the U.S., albeit at a slower pace, and economic growth remained robust. American travelers again took to the skies, as US Transportation Security Administration (TSA) airport checkpoint numbers of total travelers steadily ascended, ending the quarter at more than 2.1 million passengers flying daily, after spending much of the past year below one million. The inflation debate continued in the U.S., but the bulls won the day as the yield curve bull flattened during the quarter. It was a slightly different story overseas, as German rates inched higher but remained negative out to the 10-year maturity. As the economy gained speed, central banks remained accommodative, and markets were awash with liquidity in need of a home. A more hawkish statement from the Federal Reserve at the June Federal Open Market Committee (FOMC) meeting left investors wondering if a shift was afoot. However, markets appeared to be unfazed by the change in rhetoric. It was interesting, however, to observe members of the FOMC highlighting additional policy considerations ranging from climate control to equality in the workforce. Despite all the noise, Fed Chairman Jerome Powell continued to reiterate that inflationary pressures were transitory.
Many more uncertainties emerged in the third quarter of 2021 than in the first half of the year. The COVID-19 pandemic took a negative turn, with infection rates escalating among the unvaccinated and renewed questions around COVID-mitigation methods fueling a K-shaped recovery. As the pandemic entered its second fall, the real economy continued to wrestle with supply chain and labor market disruptions. Core personal consumption expenditures (PCE) rose by 3.62% year over year in August – the highest level in 10 years, while the headline Consumer Price Index (CPI) figure lingered at around 5%. Notably for fixed income markets, the Federal Reserve shifted from “talking about talking about tapering” to previewing the taper announcement at its September meeting, with Fed Chairman Jerome Powell noting that the conditions for slowing purchases were “all but met.” Current and leading growth indicators, while still solid, were more mixed, reflecting the demand pressures of waning fiscal stimulus and the surge of the Delta variant. On the other hand, corporate financial health remained highly resilient, with another earnings season demonstrating ample liquidity, healthy margins, and strong ability in most cases to pass through cost pressures.
As we transitioned into fall, we saw interest rates rise, and the Federal Reserve abandon its description of the U.S. inflationary backdrop as transitory. Inflation continued to be one of the year’s most hotly debated topics. Multidecade high inflation in countries including the US and euro zone members contributed to central banks’ shifting their focus from easing to tightening sooner than many expected. Interest rates closed the year higher than where they began weighing on fixed income returns.
Key contributors to performance included an allocation to developed high yield, sector underweight combined with good security selection within mortgage-backed securities (MBS), overweight to commercial mortgage-backed securities (CMBS), and security selection within emerging markets.
Key detractors from performance included yield curve management, underweight to non-corporate issuers, and security selection within CMBS.
The fund utilized interest rate futures during the period to risk manage the interest rate sensitivity of the portfolio. The fund is permitted to use derivatives.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a co-ordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,879. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.80%
Five Years	+ 4.05%
Ten Years	+ 3.33%
Service Class Shares
One Year	- 2.14%
Five Years	+ 3.68%
Ten Years	+ 2.97%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware
Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$996.10	0.36%	$1.81
Service Class Shares	1,000.00	994.30	0.71%	3.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,021.60	0.71%	3.62

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.96%
Agency Commercial Mortgage-Backed Securities	0.20%
Agency Mortgage-Backed Securities	21.21%
Corporate Bonds	32.58%
Aerospace & Defense	0.53%
Agriculture	0.18%
Airlines	0.41%
Auto Manufacturers	0.83%
Auto Parts & Equipment	0.28%
Banks	6.98%
Beverages	0.65%
Biotechnology	0.69%
Building Materials	0.04%
Chemicals	1.02%
Commercial Services	0.82%
Diversified Financial Services	1.82%
Electric	2.71%
Engineering & Construction	0.24%
Forest Products & Paper	0.40%
Gas	0.21%
Health Care Products	0.17%
Health Care Services	0.06%
Insurance	1.04%
Internet	0.20%
Iron & Steel	0.21%
Machinery Diversified	0.15%
Media	2.02%
Mining	0.45%
Office Business Equipment	0.10%
Oil & Gas	1.06%
Pharmaceuticals	1.98%
Pipelines	2.31%
Real Estate Investment Trusts	0.49%
Retail	0.27%
Semiconductors	1.28%
Software	0.30%
Telecommunications	2.41%
Transportation	0.22%
Trucking & Leasing	0.05%
Loan Agreement	0.16%
Municipal Bonds	0.30%
Non-Agency Asset-Backed Securities	3.00%
Non-Agency Collateralized Mortgage Obligations	2.73%
Security Type/Sector	Percentage of Net Assets
Non-Agency Commercial Mortgage-Backed Securities	9.28%
Regional Bond	0.81%
Sovereign Bonds	1.97%
Supranational Banks	0.53%
U.S. Treasury Obligations	21.45%
Money Market Fund	0.89%
Short-Term Investments	3.82%
Total Investments	100.89%
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	44.83%
AAA	13.31%
AA	3.73%
A	8.37%
BBB	22.59%
BB	1.09%
B	0.06%
CCC	0.17%
Non-Rated	2.03%
Short-Term Investments	3.82%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.96%
•Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 2.95% (LIBOR01M + 2.85%) 11/25/29	2,097,568	$ 2,150,870
Series 2018-C03 1M2 2.25% (LIBOR01M + 2.15%) 10/25/30	3,652,679	3,695,400
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	61,939	68,314
•Freddie Mac STACR REMIC Trust
2.30% (SOFR30A + 2.25%) 8/25/33	37,000,000	37,275,132
Series 2019-HQA4 M2 2.15% (LIBOR01M + 2.05%) 11/25/49	1,007,836	1,009,696
Series 2020-DNA2 M2 1.95% (LIBOR01M + 1.85%) 2/25/50	2,305,516	2,313,159
Series 2020-HQA2 M2 3.20% (LIBOR01M + 3.10%) 3/25/50	2,559,562	2,589,526
Series 2021-DNA1 M2 1.85% (SOFR30A + 1.80%) 1/25/51	37,000,000	37,087,686
Series 2021-DNA3 M2 2.15% (SOFR30A + 2.10%) 10/25/33	12,900,000	13,116,512
Series 2021-DNA5 M2 1.70% (SOFR30A + 1.65%) 1/25/34	16,700,000	16,767,077
Series 2021-HQA2 M2 2.10% (SOFR30A + 2.05%) 12/25/33	25,500,000	25,565,132
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA3 M2 2.60% (LIBOR01M + 2.50%) 3/25/30	1,972,318	2,008,988
Series 2017-HQA2 M2AS 1.15% (LIBOR01M + 1.05%) 12/25/29	2,362,828	2,362,408
Series 2018-HQA1 M2 2.40% (LIBOR01M + 2.30%) 9/25/30	3,881,497	3,923,987
♦Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	215,331	242,512
GNMA
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,159,990
Series 2017-163 ZK 3.50% 11/20/47	898,285	957,990
Total Agency Collateralized Mortgage Obligations (Cost $151,298,736)		152,294,379
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.20%
•FREMF Mortgage Trust
Series 2012-K18 B 4.17% 1/25/45	4,500,000	$ 4,498,719
Series 2012-K22 B 3.68% 8/25/45	7,781,000	7,894,268
Series 2017-K71 B 3.75% 11/25/50	2,990,000	3,214,942
Total Agency Commercial Mortgage-Backed Securities (Cost $15,482,830)		15,607,929
AGENCY MORTGAGE-BACKED SECURITIES–21.21%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	8,504,345	8,714,431
2.50% 8/1/35	2,072,821	2,143,554
Fannie Mae S.F. 20 yr
2.00% 1/1/41	7,307,261	7,424,744
2.00% 3/1/41	17,698,175	17,983,174
2.00% 4/1/41	7,919,412	8,009,297
2.00% 5/1/41	7,910,121	8,037,493
2.50% 10/1/41	6,287,824	6,503,873
3.00% 12/1/37	12,810,799	13,428,977
3.00% 1/1/38	15,628,658	16,365,584
Fannie Mae S.F. 30 yr
2.00% 11/1/50	20,915,613	20,903,404
2.00% 12/1/50	19,511,262	19,497,575
2.00% 1/1/51	25,514,609	25,461,460
2.00% 2/1/51	24,151,466	24,155,470
2.00% 3/1/51	32,474,860	32,404,214
2.00% 5/1/51	8,452,849	8,438,215
2.00% 6/1/51	1,839,632	1,839,995
2.00% 8/1/51	8,658,784	8,664,589
2.50% 9/1/50	29,848,879	30,711,703
2.50% 10/1/50	8,124,127	8,332,333
2.50% 11/1/50	61,028,525	62,347,228
2.50% 1/1/51	19,449,203	19,861,729
2.50% 5/1/51	6,863,372	7,019,442
2.50% 6/1/51	9,918,758	10,178,472
2.50% 7/1/51	83,370,348	85,238,878
2.50% 8/1/51	46,405,000	47,690,525
2.50% 9/1/51	29,398,686	30,045,555
2.50% 10/1/51	16,775,639	17,152,566
2.50% 11/1/51	6,165,456	6,306,598
3.00% 6/1/45	612,914	650,648
3.00% 4/1/46	2,837,266	2,983,923
3.00% 8/1/46	1,697,686	1,789,616
3.00% 4/1/47	26,296	27,609
3.00% 10/1/47	73,320	74,780
3.00% 12/1/47	3,256,541	3,406,364
3.00% 2/1/48	28,719,321	30,317,635
3.00% 3/1/48	21,813,741	22,861,728
3.00% 11/1/48	4,087,748	4,285,948
3.00% 11/1/49	1,795,667	1,897,648
3.00% 12/1/49	24,632,449	25,870,121
LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 2/1/50	1,513,136	$ 1,524,069
3.00% 7/1/50	10,677,132	11,160,579
3.00% 8/1/50	12,181,798	12,623,882
3.00% 5/1/51	3,604,392	3,789,117
3.00% 7/1/51	11,636,566	12,281,345
3.00% 12/1/51	11,517,284	11,958,377
3.00% 2/1/57	71,960	75,451
3.50% 12/1/47	2,735,325	2,899,954
3.50% 1/1/48	11,298,638	11,975,285
3.50% 2/1/48	18,833,921	20,207,241
3.50% 7/1/48	2,323,371	2,461,822
3.50% 11/1/48	9,819,246	10,382,697
3.50% 1/1/50	9,666,609	10,193,163
3.50% 3/1/50	4,238,490	4,490,945
3.50% 9/1/50	8,490,521	9,228,000
3.50% 6/1/51	22,674,986	24,071,428
3.50% 8/1/51	5,907,097	6,280,937
4.00% 6/1/48	16,801,033	18,241,977
4.00% 10/1/48	15,468,744	16,910,184
4.00% 1/1/50	4,654,445	5,083,879
4.50% 6/1/40	945,906	1,046,362
4.50% 7/1/40	1,266,668	1,352,156
4.50% 11/1/40	21,574	23,773
4.50% 1/1/41	8,743	9,639
4.50% 2/1/41	3,369,672	3,725,196
4.50% 8/1/41	3,139,154	3,479,581
4.50% 4/1/44	640,929	711,555
4.50% 8/1/44	173	191
4.50% 10/1/45	5,009,100	5,527,439
4.50% 2/1/46	39,976,022	44,008,233
4.50% 5/1/46	14,817,439	16,355,382
4.50% 4/1/48	28,507,776	31,479,007
4.50% 12/1/48	5,153,962	5,511,271
4.50% 1/1/49	19,360,802	21,171,923
4.50% 2/1/49	3,581,539	3,923,838
4.50% 5/1/49	339,657	366,778
4.50% 9/1/49	5,003,556	5,437,938
4.50% 1/1/50	6,192,105	6,713,027
5.00% 7/1/47	6,349,459	7,190,258
5.00% 6/1/48	30,929	33,850
5.50% 5/1/44	73,095,177	83,236,995
6.00% 6/1/41	7,215,876	8,332,947
6.00% 7/1/41	26,049,331	30,116,672
6.00% 1/1/42	5,478,394	6,345,138
Fannie Mae S.F. 30 yr TBA
2.00% 1/15/52	63,513,000	63,317,309
2.50% 1/15/52	56,685,000	57,832,259
Freddie Mac S.F. 15 yr
2.00% 12/1/35	27,575,889	28,257,106
2.50% 7/15/45	2,493,287	2,528,438
3.00% 5/25/43	355,536	364,466
3.50% 5/25/47	2,864,714	3,031,493
4.50% 2/1/44	13,888,988	15,287,406
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr
2.00% 3/1/41	19,735,739	$ 20,029,120
2.00% 4/1/41	18,024,507	18,314,766
3.00% 5/1/40	1,003,523	1,049,187
Freddie Mac S.F. 30 yr
2.00% 11/1/50	4,264,336	4,268,348
2.00% 12/1/50	7,641,889	7,625,129
2.00% 9/1/51	30,345,031	30,301,894
2.50% 7/1/50	9,119,957	9,379,339
2.50% 10/1/50	18,089,604	18,627,684
2.50% 11/1/50	14,685,064	15,039,497
2.50% 2/1/51	9,632,512	9,919,496
2.50% 3/1/51	3,986,602	4,095,835
3.00% 8/1/48	5,763,694	6,065,140
3.00% 12/1/49	3,654,073	3,811,432
3.00% 1/1/50	3,893,542	4,077,892
3.00% 12/1/50	2,371,358	2,499,745
3.00% 8/1/51	9,644,688	10,148,613
3.50% 2/1/47	14,295,400	15,430,591
3.50% 11/1/48	25,525,848	27,479,460
4.00% 10/1/47	10,537,554	11,227,622
4.50% 3/1/42	2,068,827	2,287,455
4.50% 7/1/45	16,838,305	18,614,630
4.50% 12/1/45	1,005,702	1,111,871
4.50% 12/1/48	23,910,082	25,901,879
4.50% 3/1/49	3,477,315	3,745,343
4.50% 4/1/49	8,019,113	8,709,314
4.50% 8/1/49	10,535,618	11,562,363
5.00% 10/1/48	4,883,418	5,341,141
5.50% 9/1/41	12,551,191	14,342,183
6.00% 5/1/39	149,595	171,157
GNMA I S.F. 30 yr 3.00% 3/15/50	2,771,471	2,858,579
GNMA II S.F. 30 yr
3.00% 8/15/45	4,406,543	4,612,344
3.00% 8/20/50	5,662,965	5,967,524
3.00% 12/20/51	18,042,000	18,746,825
5.50% 5/20/37	379,578	432,896
Total Agency Mortgage-Backed Securities (Cost $1,641,196,798)		1,645,381,350
CORPORATE BONDS–32.58%
Aerospace & Defense–0.53%
Boeing Co. 3.75% 2/1/50	16,990,000	17,658,346
Lockheed Martin Corp. 1.85% 6/15/30	3,000,000	2,946,279
Teledyne Technologies, Inc.
2.25% 4/1/28	10,470,000	10,462,367
2.75% 4/1/31	9,665,000	9,801,116
		40,868,108
Agriculture–0.18%
BAT Capital Corp. 2.26% 3/25/28	8,915,000	8,687,091

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
BAT International Finance PLC 1.67% 3/25/26	5,350,000	$ 5,251,823
		13,938,914
Airlines–0.41%
Delta Air Lines, Inc. 7.00% 5/1/25	9,182,000	10,498,788
Southwest Airlines Co.
5.13% 6/15/27	12,047,000	13,772,402
5.25% 5/4/25	1,635,000	1,815,967
♦United Airlines Pass-Through Trust
3.75% 9/3/26	3,659,698	3,822,795
4.00% 4/11/26	1,487,412	1,556,612
		31,466,564
Auto Manufacturers–0.83%
Daimler Trucks Finance North America LLC 2.38% 12/14/28	3,295,000	3,310,667
Ford Motor Credit Co. LLC 2.90% 2/16/28	4,180,000	4,190,450
General Motors Co.
5.40% 10/2/23	3,300,000	3,532,192
6.13% 10/1/25	3,300,000	3,790,806
6.60% 4/1/36	9,537,000	12,899,236
General Motors Financial Co., Inc.
4.35% 4/9/25	16,530,000	17,784,324
5.25% 3/1/26	12,791,000	14,343,716
μ5.70% 9/30/30	3,820,000	4,354,800
		64,206,191
Auto Parts & Equipment–0.28%
Aptiv PLC 3.10% 12/1/51	18,552,000	17,671,384
Nemak SAB de CV 3.63% 6/28/31	4,140,000	4,036,500
		21,707,884
Banks–6.98%
Banco de Credito e Inversiones SA 2.88% 10/14/31	4,605,000	4,535,925
Banco Nacional de Panama 2.50% 8/11/30	6,390,000	5,990,689
μBanco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.95% 10/1/28	4,999,000	5,255,249
μBangkok Bank PCL 3.73% 9/25/34	11,340,000	11,578,140
μBank Hapoalim BM 3.26% 1/21/32	4,635,000	4,588,650
μBank of America Corp. 2.48% 9/21/36	60,110,000	58,226,739
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μBank of New York Mellon Corp. 4.70% 9/20/25	13,010,000	$ 13,878,418
Barclays PLC
μ2.67% 3/10/32	5,920,000	5,871,270
μ3.81% 3/10/42	14,250,000	15,191,893
5.20% 5/12/26	6,800,000	7,587,916
μCitigroup, Inc.
2.52% 11/3/32	6,545,000	6,537,248
4.00% 12/10/25	2,980,000	3,002,350
Credit Agricole SA 2.81% 1/11/41	22,232,000	21,272,544
μCredit Suisse Group AG
2.59% 9/11/25	10,630,000	10,854,861
3.87% 1/12/29	3,985,000	4,265,642
4.19% 4/1/31	8,155,000	8,993,645
4.50% 9/3/30	4,585,000	4,470,375
5.25% 2/11/27	4,425,000	4,568,813
7.25% 9/12/25	4,160,000	4,571,341
μDeutsche Bank AG
3.55% 9/18/31	8,885,000	9,351,124
3.73% 1/14/32	12,485,000	12,763,663
μGoldman Sachs Group, Inc.
1.54% 9/10/27	37,155,000	36,402,183
2.65% 10/21/32	3,180,000	3,199,897
μJPMorgan Chase & Co.
1.47% 9/22/27	2,375,000	2,328,038
2.55% 11/8/32	22,795,000	22,923,152
3.33% 4/22/52	2,280,000	2,439,647
4.02% 12/5/24	22,130,000	23,333,148
4.60% 2/1/25	6,300,000	6,465,375
Morgan Stanley
μ2.48% 9/16/36	26,658,000	25,670,317
5.00% 11/24/25	8,756,000	9,801,796
μNBK SPC Ltd. 1.63% 9/15/27	7,985,000	7,780,903
PNC Bank NA
2.70% 11/1/22	4,720,000	4,798,659
3.88% 4/10/25	6,913,000	7,422,262
4.05% 7/26/28	7,075,000	7,933,977
SVB Financial Group
1.80% 10/28/26	3,950,000	3,936,327
1.80% 2/2/31	4,000,000	3,789,588
μ4.00% 5/15/26	12,215,000	12,276,075
Truist Bank
μ2.64% 9/17/29	21,981,000	22,601,136
3.00% 2/2/23	3,790,000	3,873,355
3.30% 5/15/26	7,220,000	7,677,215
μTruist Financial Corp.
1.89% 6/7/29	13,720,000	13,510,043
4.95% 9/1/25	7,095,000	7,612,167
U.S. Bancorp
1.45% 5/12/25	7,585,000	7,616,235
μ2.49% 11/3/36	4,690,000	4,671,964
3.38% 2/5/24	10,550,000	11,059,145
3.60% 9/11/24	11,522,000	12,237,805

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
U.S. Bancorp (continued)
μ3.70% 1/15/27	4,605,000	$ 4,604,079
3.95% 11/17/25	6,220,000	6,811,832
U.S. Bank NA 3.40% 7/24/23	4,810,000	5,001,278
UBS AG 7.63% 8/17/22	12,000,000	12,463,378
UBS Group AG
μ1.36% 1/30/27	2,185,000	2,135,675
4.13% 9/24/25	6,980,000	7,535,967
μWells Fargo & Co. 3.90% 3/15/26	8,190,000	8,415,225
		541,684,338
Beverages–0.65%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65% 2/1/26	11,740,000	12,604,699
4.70% 2/1/36	12,072,000	14,568,610
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/50	18,705,000	23,059,864
		50,233,173
Biotechnology–0.69%
Amgen, Inc.
2.00% 1/15/32	5,095,000	4,933,555
2.80% 8/15/41	23,590,000	22,696,113
Gilead Sciences, Inc. 4.15% 3/1/47	10,230,000	12,044,450
Regeneron Pharmaceuticals, Inc.
1.75% 9/15/30	4,315,000	4,080,487
2.80% 9/15/50	7,089,000	6,642,898
Royalty Pharma PLC 1.75% 9/2/27	3,445,000	3,384,629
		53,782,132
Building Materials–0.04%
Standard Industries, Inc. 3.38% 1/15/31	3,120,000	3,005,465
		3,005,465
Chemicals–1.02%
International Flavors & Fragrances, Inc. 3.27% 11/15/40	6,865,000	6,970,884
LYB International Finance III LLC 3.38% 10/1/40	10,171,000	10,593,042
Nutrien Ltd. 2.95% 5/13/30	15,380,000	16,184,733
OCP SA
4.50% 10/22/25	10,150,000	10,706,829
5.13% 6/23/51	4,285,000	4,041,681
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Chemical Corp. 3.13% 8/15/51	31,770,000	$ 30,597,337
		79,094,506
Commercial Services–0.82%
Ashtead Capital, Inc.
1.50% 8/12/26	16,555,000	16,251,194
2.45% 8/12/31	2,960,000	2,882,130
Global Payments, Inc.
2.15% 1/15/27	3,665,000	3,679,579
2.65% 2/15/25	11,181,000	11,490,461
2.90% 11/15/31	19,535,000	19,814,063
Hutama Karya Persero PT 3.75% 5/11/30	9,070,000	9,667,280
		63,784,707
Diversified Financial Services–1.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.40% 10/29/33	26,536,000	27,016,676
3.65% 7/21/27	3,701,000	3,900,190
4.50% 9/15/23	2,295,000	2,407,277
4.63% 10/15/27	3,855,000	4,264,425
6.50% 7/15/25	3,035,000	3,468,215
Air Lease Corp.
2.88% 1/15/26	10,120,000	10,438,173
3.00% 2/1/30	9,220,000	9,202,467
3.38% 7/1/25	3,290,000	3,432,852
μ4.13% 12/15/26	3,560,000	3,533,300
μAlly Financial, Inc. 4.70% 5/15/26	7,410,000	7,687,875
μCharles Schwab Corp.
4.00% 6/1/26	5,965,000	6,084,300
5.38% 6/1/25	14,935,000	16,279,150
DAE Sukuk Difc Ltd. 3.75% 2/15/26	4,468,000	4,607,625
Jefferies Group LLC
6.45% 6/8/27	1,766,000	2,151,561
6.50% 1/20/43	5,130,000	7,084,167
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 2.63% 10/15/31	5,925,000	5,827,642
Nuveen Finance LLC 4.13% 11/1/24	22,109,000	23,773,604
		141,159,499
Electric–2.71%
Adani Electricity Mumbai Ltd. 3.95% 2/12/30	7,000,000	6,907,670
AEP Texas, Inc.
3.45% 1/15/50	1,805,000	1,835,986
4.15% 5/1/49	1,530,000	1,739,241

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Alfa Desarrollo SpA 4.55% 9/27/51	4,195,000	$ 4,140,465
Appalachian Power Co. 3.70% 5/1/50	2,410,000	2,592,993
Atlantic City Electric Co. 4.00% 10/15/28	1,695,000	1,892,837
Cleveland Electric Illuminating Co. 5.50% 8/15/24	3,017,000	3,320,563
Comision Federal de Electricidad 4.75% 2/23/27	3,093,000	3,421,662
μDuke Energy Corp. 4.88% 9/16/24	10,460,000	10,852,250
Duke Energy Indiana LLC
2.75% 4/1/50	11,495,000	11,180,028
3.25% 10/1/49	4,095,000	4,236,815
Enel Finance International NV
1.88% 7/12/28	3,695,000	3,602,509
2.25% 7/12/31	3,435,000	3,322,410
2.88% 7/12/41	11,800,000	11,313,529
Entergy Arkansas LLC 4.20% 4/1/49	10,450,000	12,392,264
Entergy Louisiana LLC 4.00% 3/15/33	435,000	494,276
Entergy Mississippi LLC 3.85% 6/1/49	975,000	1,117,798
Entergy Texas, Inc. 3.55% 9/30/49	3,560,000	3,755,037
Evergy Kansas Central, Inc. 3.45% 4/15/50	5,975,000	6,404,162
Evergy Metro, Inc. 3.65% 8/15/25	10,103,000	10,756,711
Infraestructura Energetica Nova SAB de CV 3.75% 1/14/28	7,096,000	7,406,450
Louisville Gas & Electric Co. 4.25% 4/1/49	2,505,000	3,052,531
NextEra Energy Capital Holdings, Inc. 3.00% 1/15/52	5,535,000	5,525,186
Oglethorpe Power Corp. 3.75% 8/1/50	8,178,000	8,746,796
Pacific Gas & Electric Co.
2.10% 8/1/27	2,420,000	2,336,371
3.25% 6/1/31	2,220,000	2,227,333
3.30% 8/1/40	21,588,000	20,012,366
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13% 5/15/27	8,659,000	9,239,499
PG&E Corp. 5.25% 7/1/30	2,250,000	2,359,575
μSempra Energy 4.88% 10/15/25	5,160,000	5,525,225
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Southern California Edison Co.
3.65% 2/1/50	240,000	$ 253,953
4.00% 4/1/47	3,505,000	3,864,661
4.88% 3/1/49	11,850,000	14,466,159
Southwestern Electric Power Co. 4.10% 9/15/28	17,845,000	19,765,524
Trans-Allegheny Interstate Line Co. 3.85% 6/1/25	1,000	1,059
		210,061,894
Engineering & Construction–0.24%
Cellnex Finance Co. SA 3.88% 7/7/41	19,675,000	18,815,596
		18,815,596
Forest Products & Paper–0.40%
Georgia-Pacific LLC
2.10% 4/30/27	2,715,000	2,748,499
2.30% 4/30/30	9,910,000	9,921,947
8.00% 1/15/24	16,242,000	18,445,475
		31,115,921
Gas–0.21%
Brooklyn Union Gas Co. 3.87% 3/4/29	14,885,000	16,021,800
		16,021,800
Health Care Products–0.17%
Baxter International, Inc. 3.13% 12/1/51	8,580,000	8,827,365
Thermo Fisher Scientific, Inc. 2.80% 10/15/41	4,307,000	4,356,977
		13,184,342
Health Care Services–0.06%
HCA, Inc. 3.50% 9/1/30	4,250,000	4,491,719
		4,491,719
Insurance–1.04%
Aon Corp./Aon Global Holdings PLC 2.90% 8/23/51	12,560,000	12,090,141
Arthur J Gallagher & Co. 3.50% 5/20/51	10,367,000	10,947,435
Brighthouse Financial, Inc.
3.85% 12/22/51	3,735,000	3,683,874
4.70% 6/22/47	5,203,000	5,710,046
5.63% 5/15/30	4,095,000	4,886,340
Jackson Financial, Inc.
3.13% 11/23/31	19,440,000	19,542,300
4.00% 11/23/51	4,825,000	4,863,771
μMetLife, Inc. 3.85% 9/15/25	8,690,000	8,863,800

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial, Inc. 3.70% 3/13/51	8,920,000	$ 10,149,964
		80,737,671
Internet–0.20%
Netflix, Inc. 4.88% 4/15/28	13,560,000	15,458,400
		15,458,400
Iron & Steel–0.21%
Vale Overseas Ltd. 3.75% 7/8/30	15,765,000	16,316,933
		16,316,933
Machinery Diversified–0.15%
Otis Worldwide Corp.
3.11% 2/15/40	6,139,000	6,297,053
3.36% 2/15/50	4,710,000	4,963,539
		11,260,592
Media–2.02%
AMC Networks, Inc. 4.25% 2/15/29	5,000,000	4,968,750
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25% 2/1/31	4,000,000	4,035,120
Charter Communications Operating LLC/Charter Communications Operating Capital
4.40% 12/1/61	22,189,000	22,954,679
4.46% 7/23/22	10,585,000	10,741,236
4.91% 7/23/25	1,815,000	1,998,512
Comcast Corp.
3.20% 7/15/36	4,770,000	5,087,078
3.70% 4/15/24	17,910,000	19,027,842
CSC Holdings LLC 4.63% 12/1/30	4,965,000	4,698,131
Discovery Communications LLC 4.00% 9/15/55	32,440,000	34,271,889
Sirius XM Radio, Inc. 5.00% 8/1/27	3,680,000	3,824,771
Time Warner Cable LLC
6.75% 6/15/39	6,015,000	8,195,077
7.30% 7/1/38	14,595,000	20,656,493
Time Warner Entertainment Co. LP 8.38% 3/15/23	7,690,000	8,338,601
ViacomCBS, Inc. 4.38% 3/15/43	6,860,000	7,804,493
		156,602,672
Mining–0.45%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	7,010,000	6,939,817
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Newmont Corp.
2.25% 10/1/30	6,280,000	$ 6,191,574
2.60% 7/15/32	1,900,000	1,904,065
2.80% 10/1/29	19,540,000	20,090,885
		35,126,341
Office Business Equipment–0.10%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	2,635,000	2,699,834
3.28% 12/1/28	2,530,000	2,592,327
3.57% 12/1/31	2,530,000	2,632,174
		7,924,335
Oil & Gas–1.06%
μBP Capital Markets PLC 4.88% 3/22/30	5,850,000	6,318,000
Chevron USA, Inc. 3.90% 11/15/24	7,680,000	8,219,239
Continental Resources, Inc. 4.38% 1/15/28	10,495,000	11,345,620
Devon Energy Corp. 4.75% 5/15/42	3,190,000	3,693,481
Equinor ASA 1.75% 1/22/26	3,255,000	3,274,713
KazMunayGas National Co. JSC 5.75% 4/19/47	4,562,000	5,570,330
Lukoil Securities BV 3.88% 5/6/30	11,610,000	11,822,463
Petroleos Mexicanos 6.75% 9/21/47	7,932,000	7,039,650
PTTEP Treasury Center Co. Ltd. 2.59% 6/10/27	8,712,000	8,867,537
Qatar Energy
2.25% 7/12/31	2,800,000	2,773,590
3.30% 7/12/51	2,000,000	2,058,736
Saudi Arabian Oil Co. 4.25% 4/16/39	3,315,000	3,736,522
Tengizchevroil Finance Co. International Ltd. 2.63% 8/15/25	7,694,000	7,707,788
		82,427,669
Pharmaceuticals–1.98%
AbbVie, Inc.
2.95% 11/21/26	18,900,000	19,918,097
4.05% 11/21/39	21,570,000	24,747,908
Cigna Corp.
•1.01% (LIBOR03M + 0.89%) 7/15/23	4,720,000	4,764,184
2.40% 3/15/30	3,625,000	3,656,975
3.20% 3/15/40	3,440,000	3,563,588
CVS Health Corp.
3.75% 4/1/30	4,145,000	4,544,382
4.30% 3/25/28	7,900,000	8,865,279
4.78% 3/25/38	14,703,000	17,897,210

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health Corp. (continued)
5.05% 3/25/48	3,775,000	$ 4,935,578
Takeda Pharmaceutical Co. Ltd.
2.05% 3/31/30	6,495,000	6,360,243
3.03% 7/9/40	4,945,000	5,031,931
3.18% 7/9/50	17,455,000	17,594,663
4.40% 11/26/23	10,240,000	10,834,891
Viatris, Inc.
1.65% 6/22/25	1,855,000	1,847,970
2.30% 6/22/27	1,705,000	1,714,938
2.70% 6/22/30	6,075,000	6,096,555
4.00% 6/22/50	10,735,000	11,433,693
		153,808,085
Pipelines–2.31%
Cheniere Corpus Christi Holdings LLC 7.00% 6/30/24	7,625,000	8,434,961
Energy Transfer LP
6.25% 4/15/49	14,545,000	18,999,574
μ6.50% 11/15/26	15,980,000	16,259,650
Enterprise Products Operating LLC
3.20% 2/15/52	11,315,000	11,094,074
3.30% 2/15/53	19,037,000	18,934,010
Galaxy Pipeline Assets Bidco Ltd. 2.63% 3/31/36	9,280,000	9,066,489
MPLX LP
1.75% 3/1/26	3,710,000	3,672,675
4.00% 3/15/28	2,835,000	3,072,176
4.13% 3/1/27	13,170,000	14,408,988
4.70% 4/15/48	3,590,000	4,141,886
5.50% 2/15/49	12,350,000	15,770,937
Oleoducto Central SA 4.00% 7/14/27	7,321,000	7,280,735
ONEOK, Inc. 7.50% 9/1/23	8,950,000	9,730,131
Sabine Pass Liquefaction LLC
5.63% 3/1/25	8,760,000	9,725,560
5.75% 5/15/24	13,266,000	14,427,396
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	14,002,000	14,222,480
		179,241,722
Real Estate Investment Trusts–0.49%
American Tower Corp. 1.88% 10/15/30	17,495,000	16,532,133
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 4.38% 7/22/31	4,215,000	4,038,687
Crown Castle International Corp.
3.80% 2/15/28	1,695,000	1,844,319
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Crown Castle International Corp. (continued)
4.30% 2/15/29	13,740,000	$ 15,337,854
		37,752,993
Retail–0.27%
Lowe's Cos., Inc.
3.00% 10/15/50	18,267,000	18,014,891
4.05% 5/3/47	2,250,000	2,588,482
		20,603,373
Semiconductors–1.28%
Broadcom, Inc.
3.14% 11/15/35	2,883,000	2,900,178
3.42% 4/15/33	9,507,000	9,966,207
3.47% 4/15/34	18,997,000	19,883,583
Microchip Technology, Inc. 4.33% 6/1/23	7,095,000	7,395,442
Micron Technology, Inc. 2.70% 4/15/32	4,325,000	4,329,887
NXP BV/NXP Funding LLC
3.13% 2/15/42	4,515,000	4,542,950
3.25% 5/11/41	8,930,000	9,229,731
4.88% 3/1/24	17,490,000	18,787,865
5.55% 12/1/28	2,145,000	2,568,911
Qorvo, Inc. 3.38% 4/1/31	8,750,000	8,906,975
SK Hynix, Inc.
1.50% 1/19/26	3,637,000	3,557,319
2.38% 1/19/31	7,615,000	7,328,399
		99,397,447
Software–0.30%
Autodesk, Inc. 2.40% 12/15/31	9,400,000	9,372,575
Broadridge Financial Solutions, Inc. 2.60% 5/1/31	13,468,000	13,518,364
		22,890,939
Telecommunications–2.41%
AT&T, Inc.
3.10% 2/1/43	7,441,000	7,233,697
3.50% 6/1/41	13,124,000	13,488,110
3.50% 9/15/53	13,495,000	13,615,039
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	3,818,750	3,995,176
Telefonica Moviles Chile SA 3.54% 11/18/31	10,000,000	9,957,500
T-Mobile USA, Inc.
2.40% 3/15/29	980,000	989,486
2.55% 2/15/31	7,125,000	7,089,192
3.00% 2/15/41	14,735,000	14,385,867
3.40% 10/15/52	15,365,000	15,294,112

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc. (continued)
3.50% 4/15/25	4,490,000	$ 4,757,039
3.75% 4/15/27	8,750,000	9,475,377
Verizon Communications, Inc.
2.36% 3/15/32	8,315,000	8,192,920
3.40% 3/22/41	9,870,000	10,333,332
4.50% 8/10/33	30,790,000	36,198,308
Vodafone Group PLC
4.25% 9/17/50	3,475,000	4,010,717
4.88% 6/19/49	22,435,000	28,292,101
		187,307,973
Transportation–0.22%
Canadian Pacific Railway Co.
2.45% 12/2/31	15,505,000	15,808,577
3.00% 12/2/41	1,215,000	1,242,422
		17,050,999
Trucking & Leasing–0.05%
DAE Funding LLC 1.55% 8/1/24	4,100,000	4,069,250
		4,069,250
Total Corporate Bonds (Cost $2,463,678,035)		2,526,600,147
LOAN AGREEMENT–0.16%
•Applied Systems, Inc. 6.25% (LIBOR03M + 5.50%) 9/19/25	12,000,000	12,075,000
Total Loan Agreement (Cost $12,000,000)		12,075,000
MUNICIPAL BONDS–0.30%
Curators of the University of Missouri 5.79% 11/1/41	4,070,000	6,014,812
Los Angeles Department of Water & Power System Revenue 6.57% 7/1/45	6,965,000	11,300,659
Metropolitan Transportation Authority 6.81% 11/15/40	1,725,000	2,454,557
South Carolina Public Service Authority Series D 4.77% 12/1/45	1,368,000	1,770,694
State of Oregon 5.89% 6/1/27	1,485,000	1,739,392
Total Municipal Bonds (Cost $15,778,752)		23,280,114
NON-AGENCY ASSET-BACKED SECURITIES–3.00%
American Tower Trust #1 Series 13 2A 3.07% 3/15/48	5,831,000	5,839,162
•Apex Credit CLO Ltd. Series 2018-1A A2 1.15% (LIBOR03M + 1.03%) 4/25/31	7,000,000	6,954,269
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	5,870,000	$ 6,147,417
•Black Diamond CLO Ltd. Series 2017-2A A2 1.43% (LIBOR03M + 1.30%) 1/20/32	3,000,000	2,991,129
•Catamaran CLO Ltd. Series 2014-1A A1BR 1.52% (LIBOR03M + 1.39%) 4/22/30	11,150,000	11,078,484
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.88% 11/25/36	2,143,935	2,166,119
DataBank Issuer Series 2021-1A A2 2.06% 2/27/51	8,500,000	8,341,897
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	26,305,000	25,595,002
Domino's Pizza Master Issuer LLC 2.66% 4/25/51	43,780,000	43,964,270
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,420,000	1,390,550
Ford Credit Floorplan Master Owner Trust Series 2020-2 A 1.06% 9/15/27	5,372,000	5,289,272
GM Financial Leasing Trust Series 2021-1 B 0.54% 2/20/25	2,230,000	2,213,820
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	2,660,625	2,791,206
Hyundai Auto Receivables Trust Series 2020-C A2 0.26% 9/15/23	2,898,406	2,898,242
•ICG U.S. CLO Ltd. Series 2014-1A A1A2 1.33% (LIBOR03M + 1.20%) 10/20/34	4,000,000	4,002,144
JPMorgan Chase Bank NA - CACLN Series 2021-3 B 0.76% 2/26/29	5,938,111	5,900,885
•Marathon CLO XIII Ltd. Series 2019-1A AANR 1.44% (LIBOR03M + 1.32%) 4/15/32	3,250,000	3,243,819
Mercedes-Benz Master Owner Trust Series 2019-BA A 2.61% 5/15/24	2,900,000	2,923,591
•Midocean Credit CLO IX Series 2018-9A A1 1.28% (LIBOR03M + 1.15%) 7/20/31	7,000,000	7,000,448
•MKS CLO Ltd. Series 2017-2A A 1.32% (LIBOR03M + 1.19%) 1/20/31	6,300,000	6,292,276

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Oaktree CLO Ltd. Series 2019-2A A1AR 1.24% (LIBOR03M + 1.12%) 4/15/31	5,582,715	$ 5,583,039
•Octagon Investment Partners 51 Ltd. Series 2021-1A A 1.28% (LIBOR03M + 1.15%) 7/20/34	11,000,000	10,987,515
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	9,200,000	9,069,906
•Signal Peak CLO 5 Ltd. Series 2018-5A A 1.23% (LIBOR03M + 1.11%) 4/25/31	4,000,000	4,000,072
•Steele Creek CLO Ltd. Series 2017-1A A 1.37% (LIBOR03M + 1.25%) 10/15/30	5,500,000	5,483,214
Tesla Auto Lease Trust Series 2021-A A2 0.36% 3/20/25	1,694,950	1,691,258
•TICP CLO IX Ltd. Series 2017-9A A 1.27% (LIBOR03M + 1.14%) 1/20/31	9,600,000	9,599,990
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	31,608	31,584
Series 2016-2 A1 3.00% 8/25/55	172,689	173,158
Series 2016-3 A1 2.25% 4/25/56	103,248	103,274
Series 2017-1 A1 2.75% 10/25/56	481,766	485,920
Series 2017-2 A1 2.75% 4/25/57	249,872	251,820
Series 2018-1 A1 3.00% 1/25/58	1,367,966	1,385,228
•Venture 34 CLO Ltd. Series 2018-34A A 1.35% (LIBOR03M + 1.23%) 10/15/31	7,500,000	7,500,023
•Venture 42 CLO Ltd. Series 2021-42A A1A 1.25% (LIBOR03M + 1.13%) 4/15/34	15,000,000	14,967,600
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	2,250,000	2,238,990
•Zais CLO 17 Ltd. Series 2021-17A A1A 1.49% (LIBOR03M + 1.33%) 10/20/33	2,000,000	1,996,680
Total Non-Agency Asset-Backed Securities (Cost $233,821,704)		232,573,273
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.73%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.56% 1/25/45	1,498,513	$ 1,497,585
Series 2015-1 B2 3.56% 1/25/45	846,754	846,073
•Connecticut Avenue Securities Trust
Series 2018-R07 1M2 2.50% (LIBOR01M + 2.40%) 4/25/31	852,584	856,731
Series 2019-R01 2M2 2.55% (LIBOR01M + 2.45%) 7/25/31	762,540	766,193
Series 2019-R02 1M2 2.40% (LIBOR01M + 2.30%) 8/25/31	795,991	799,362
•GS Mortgage-Backed Securities Trust
Series 2021-PJ7 A2 2.50% 1/25/52	12,294,259	12,270,247
Series 2021-PJ8 A2 2.50% 1/25/52	17,290,000	17,256,231
Series 2021-PJ9 A2 2.50% 2/26/52	19,313,880	19,300,300
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.42% 6/25/29	714,221	741,258
Series 2014-2 B2 3.42% 6/25/29	266,097	273,562
Series 2015-1 B2 2.12% 12/25/44	2,927,289	2,951,938
Series 2015-4 B1 3.57% 6/25/45	2,037,222	2,086,576
Series 2015-4 B2 3.57% 6/25/45	1,458,960	1,490,343
Series 2015-5 B2 2.34% 5/25/45	2,520,746	2,544,236
Series 2015-6 B1 3.52% 10/25/45	1,527,611	1,558,822
Series 2015-6 B2 3.52% 10/25/45	1,294,316	1,316,294
Series 2015-6 B3 3.52% 10/25/45	2,329,728	2,361,036
Series 2016-4 B1 3.83% 10/25/46	1,286,517	1,313,768
Series 2016-4 B2 3.83% 10/25/46	2,353,868	2,397,083
Series 2017-1 B3 3.47% 1/25/47	4,447,554	4,503,665
Series 2017-2 A3 3.50% 5/25/47	437,706	444,358
Series 2020-2 A3 3.50% 7/25/50	744,170	753,226
Series 2020-7 A3 3.00% 1/25/51	2,711,194	2,735,339
Series 2021-1 A3 2.50% 6/25/51	4,116,651	4,131,441

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust (continued)
Series 2021-10 A3 2.50% 12/25/51	8,171,747	$ 8,166,001
Series 2021-11 A3 2.50% 1/25/52	14,435,445	14,425,295
Series 2021-12 A3 2.50% 2/25/52	19,196,248	19,182,751
Series 2021-13 A3 2.50% 4/25/52	19,257,878	19,220,265
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	5,647,276	5,646,835
Series 2021-1 A2 2.50% 3/25/51	3,965,950	3,963,162
Series 2021-4 A3 2.50% 7/25/51	4,025,739	4,010,328
Series 2021-5 A3 2.50% 8/25/51	12,838,870	12,813,795
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	1,064,674	1,094,440
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	4,248,194	4,239,897
Series 2021-4 A1 2.50% 9/25/51	19,471,117	19,433,088
Series 2021-6 A1 2.50% 12/25/51	8,335,810	8,288,270
•Sequoia Mortgage Trust
Series 2013-4 B2 3.46% 4/25/43	617,886	623,888
Series 2015-1 B2 3.91% 1/25/45	1,017,854	1,018,689
Series 2019-CH1 A1 4.50% 3/25/49	155,113	155,776
Series 2020-4 A2 2.50% 11/25/50	3,424,371	3,428,384
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	972,751	987,503
Total Non-Agency Collateralized Mortgage Obligations (Cost $213,914,879)		211,894,034
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–9.28%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	4,486,482	4,828,521
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	4,339,383
Series 2017-BNK7 A5 3.44% 9/15/60	21,805,000	23,530,031
Series 2019-BN20 A3 3.01% 9/15/62	6,159,000	6,545,302
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK (continued)
Series 2019-BN21 A5 2.85% 10/17/52	12,550,000	$ 13,198,086
Series 2020-BN25 A5 2.65% 1/15/63	40,000,000	41,514,176
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	33,000,000	32,487,408
Benchmark Mortgage Trust
A5 2.58% 4/15/54	14,130,000	14,572,389
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,329,516
Series 2020-B17 A5 2.29% 3/15/53	21,500,000	21,678,392
Series 2020-B20 A5 2.03% 10/15/53	22,100,000	21,823,699
Series 2020-B21 A5 1.98% 12/17/53	13,290,000	13,065,044
Series 2020-B22 A5 1.97% 1/15/54	24,350,000	23,920,658
Series 2021-B24 A5 2.58% 3/15/54	6,634,000	6,845,779
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	16,282,000	17,944,698
Series 2019-CF2 A5 2.87% 11/15/52	5,950,000	6,181,701
Series 2019-CF3 A4 3.01% 1/15/53	13,150,000	13,879,672
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	9,638,427	10,007,564
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,872,365
Series 2019-CD8 A4 2.91% 8/15/57	16,075,000	16,888,278
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.19% 12/15/47	123,132	123,101
Series 2016-C7 A3 3.84% 12/10/54	7,090,000	7,688,964
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,991,000	5,247,752
Series 2015-GC27 A5 3.14% 2/10/48	7,120,000	7,411,792
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	8,329,841
Series 2017-C4 A4 3.47% 10/12/50	18,940,000	20,351,430
Series 2019-C7 A4 3.10% 12/15/72	11,904,000	12,683,868
Series 2020-555 A 2.65% 12/10/41	5,300,000	5,427,642

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	6,875,000	$ 6,990,761
Series 2013-WWP A2 3.42% 3/10/31	2,235,000	2,288,201
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	4,165,060
Series 2014-CR20 AM 3.94% 11/10/47	11,135,000	11,633,530
Series 2015-3BP A 3.18% 2/10/35	22,346,000	23,177,571
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	3,494,004
Series 2016-CR28 A4 3.76% 2/10/49	8,148,000	8,716,101
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	4,585,000	4,827,664
Series 2020-C9 A5 1.93% 8/15/53	11,250,000	11,040,556
Series 2020-C9 B 2.57% 8/15/53	3,250,000	3,185,544
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	7,800,000	7,881,072
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	5,457,847
Series 2017-GS6 A3 3.43% 5/10/50	14,900,000	15,944,940
•Series 2018-GS9 A4 3.99% 3/10/51	3,480,000	3,841,585
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	3,138,126
Series 2019-GC39 A4 3.57% 5/10/52	2,200,000	2,407,810
Series 2019-GC42 A4 3.00% 9/1/52	20,000,000	21,161,038
Series 2020-GC47 A5 2.38% 5/12/53	14,250,000	14,443,196
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	8,529,000	8,620,726
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	9,253,835
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	11,064,378
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	13,045,861	13,766,536
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	19,286,332
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	12,342,280
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-DB Commercial Mortgage Securities Trust (continued)
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	$ 7,537,627
Series 2017-C7 A5 3.41% 10/15/50	4,220,000	4,538,155
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	1,487,927	520,775
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,533,000	4,762,615
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	19,043,071
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	6,021,500
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	5,195,404
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52	6,400,000	6,814,312
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45	73,969	73,898
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46	3,300,000	3,311,827
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47	5,756,058	6,049,307
Series 2015-NXS3 A4 3.62% 9/15/57	3,185,000	3,395,441
Series 2016-BNK1 A3 2.65% 8/15/49	7,895,000	8,171,225
Series 2017-C38 A5 3.45% 7/15/50	5,730,000	6,180,117
Series 2019-C54 A4 3.15% 12/15/52	28,403,000	30,404,383
Series 2020-C58 A4 2.09% 7/15/53	3,275,000	3,244,159
WFRBS Commercial Mortgage Trust Series 2012-C10 A3 2.88% 12/15/45	11,490,000	11,600,815
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $721,184,799)		719,710,376
ΔREGIONAL BOND–0.81%
Canada—0.81%
Province of Alberta Canada 1.88% 11/13/24	61,220,000	62,596,551
		62,596,551
Total Regional Bond (Cost $61,128,388)		62,596,551

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS–1.97%
Bermuda—0.05%
Bermuda Government International Bond 2.38% 8/20/30		4,000,000	$ 3,990,000
			3,990,000
Spain—1.92%
Spain Government Bond 0.01% 1/31/27	EUR	130,800,000	149,051,656
			149,051,656
Total Sovereign Bonds (Cost $156,690,578)			153,041,656
SUPRANATIONAL BANKS–0.53%
Banque Ouest Africaine de Developpement
4.70% 10/22/31		7,075,000	7,698,732
5.00% 7/27/27		2,903,000	3,199,629
Central American Bank for Economic Integration 2.00% 5/6/25		30,000,000	30,385,161
Total Supranational Banks (Cost $39,937,202)			41,283,522
U.S. TREASURY OBLIGATIONS–21.45%
U.S. Treasury Bonds
1.75% 8/15/41		41,000,000	39,750,781
1.88% 11/15/51		77,615,000	76,996,505
2.00% 11/15/41		9,980,000	10,093,834
2.00% 8/15/51		4,290,000	4,373,119
2.25% 8/15/46		117,780,000	124,533,947
4.38% 2/15/38		25,550,000	35,207,102
U.S. Treasury Notes
0.75% 12/31/23		163,280,000	163,311,890
1.00% 12/15/24		225,595,000	225,841,745
1.25% 12/31/26		591,675,000	591,027,855
1.38% 10/31/28		160,470,000	159,818,091
1.38% 11/15/31		171,920,000	169,744,138
^U.S. Treasury Strip Principal 0.00% 5/15/44		97,675,000	62,670,203
Total U.S. Treasury Obligations (Cost $1,659,831,684)			1,663,369,210

	Number of Shares
MONEY MARKET FUND–0.89%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	68,669,075	68,669,075
Total Money Market Fund (Cost $68,669,075)		68,669,075

	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS—3.82%
Discounted Commercial Paper–3.82%
≠ABN AMRO Funding USA LLC
0.16% 3/1/22	2,015,000	$ 2,014,472
≠Alianz Finance Corp.
0.12% 1/10/22	5,000,000	4,999,850
≠Australia & New Zealand Banking Group Ltd.
0.12% 1/25/22	10,000,000	9,999,233
0.14% 2/1/22	1,700,000	1,699,795
0.16% 2/7/22	7,000,000	6,998,849
≠Bank of Montreal
0.17% 2/4/22	1,600,000	1,599,743
≠Barclays Bank UK PLC
0.08% 1/11/22	5,000,000	4,999,889
0.11% 1/6/22	5,000,000	4,999,924
≠BASF SE
0.10% 1/3/22	15,576,000	15,575,913
≠BPCE SA
0.13% 2/1/22	5,350,000	5,349,424
0.16% 3/1/22	2,700,000	2,699,292
≠Caisse des Depots ET
0.11% 1/4/22	8,000,000	7,999,930
≠Caterpillar Financial Services Corp.
0.07% 1/19/22	10,000,000	9,999,650
≠Charles Schwab Corp.
0.12% 1/11/22	5,000,000	4,999,833
≠Commonwealth Bank of Australia
0.06% 1/4/22	5,100,000	5,099,974
0.11% 1/14/22	2,050,000	2,049,919
0.14% 1/19/22	2,000,000	1,999,860
0.14% 1/25/22	10,000,000	9,999,067
≠Cooperatieve Rabobank UA/NY
0.16% 2/14/22	6,000,000	5,998,827
≠DNB Bank ASA
0.18% 4/1/22	5,900,000	5,897,584
0.23% 5/26/22	1,850,000	1,847,967
≠Goldman Sachs International
0.15% 1/14/22	6,700,000	6,699,637
≠HSBC Bank PLC
0.13% 2/1/22	3,100,000	3,099,653
0.18% 2/2/22	2,500,000	2,499,600
≠John Deere Canada ULC
0.14% 2/11/22	21,700,000	21,696,540
≠JP Morgan Securities LLC
0.22% 3/7/22	4,500,000	4,498,251
≠KFW
0.15% 2/14/22	2,300,000	2,299,578
≠Koch Industries, Inc.
0.10% 1/12/22	15,000,000	14,999,542
≠National Bank of Canada
0.13% 1/24/22	2,000,000	1,999,834
0.14% 2/4/22	1,000,000	999,868
0.15% 4/19/22	9,000,000	8,992,670
0.16% 2/14/22	2,600,000	2,599,491
0.19% 2/2/22	3,000,000	2,999,493

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Natixis NY
0.13% 2/3/22	3,075,000	$ 3,074,633
0.14% 1/7/22	1,095,000	1,094,974
0.15% 1/3/22	1,750,000	1,749,985
0.23% 3/10/22	5,000,000	4,998,658
≠Northern Illinois Gas Co.
0.23% 1/18/22	5,058,000	5,057,451
≠Province of Alberta Canada
0.13% 2/10/22	5,000,000	4,999,278
0.14% 2/15/22	1,000,000	999,825
≠Rockwell Automation, Inc.
0.18% 1/26/22	10,000,000	9,998,750
≠Royal Bank of Canada
0.12% 1/11/22	2,450,000	2,449,918
0.13% 1/7/22	5,000,000	4,999,892
0.16% 3/18/22	2,000,000	1,999,209
≠Skandin Ens Banken AG
0.14% 2/11/22	3,000,000	2,999,522
0.15% 2/14/22	5,000,000	4,999,083
0.15% 3/7/22	3,500,000	3,499,076
≠Societe Generale
0.11% 1/6/22	4,000,000	3,999,939
	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Societe Generale (continued)
0.14% 1/31/22	5,200,000	$ 5,199,393
0.15% 1/31/22	1,400,000	1,399,825
0.15% 2/22/22	3,200,000	3,199,307
≠Southern California Gas Co.
0.20% 1/13/22	5,000,000	4,999,667
≠Svenska Handelsbanken
0.12% 2/1/22	3,300,000	3,299,659
0.13% 2/18/22	2,000,000	1,999,653
≠Toronto-Dominion Bank
0.14% 2/22/22	10,000,000	9,997,978
0.15% 2/4/22	4,000,000	3,999,433
0.17% 3/30/22	9,500,000	9,495,585
≠Westpac Securities NZ Ltd.
0.08% 1/6/22	2,500,000	2,499,972
0.12% 1/6/22	2,000,000	1,999,967
0.13% 2/7/22	1,250,000	1,249,833
Total Short-Term Investments (Cost $296,476,668)		296,473,617

TOTAL INVESTMENTS–100.89% (Cost $7,751,090,128)	7,824,850,233

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.89%)	(68,893,655)
NET ASSETS APPLICABLE TO 566,688,085 SHARES OUTSTANDING–100.00%	$7,755,956,578
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,932,099,372 / 214,165,043 Shares)	$13.691
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($4,823,857,206 / 352,523,042 Shares)	$13.684
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$7,725,746,586
Distributable earnings/(accumulated loss)	30,209,992
TOTAL NET ASSETS	$7,755,956,578

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
Δ Securities have been classified by country of origin.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
≠ The rate shown is the effective yield at the time of purchase.

★ Includes $3,953,000 cash collateral held at broker for futures contracts, $420,000 cash collateral received from brokers for certain open bilateral derivatives, $125,235,046 payable for securities purchased, $1,848,252 payable for fund shares redeemed, $442,000 cash collateral due to brokers for TBAs, $275,786 other accrued expenses payable, $3,646,061 due to manager and affiliates and $334,936 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contract1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	(138,000,000)	USD	156,933,600	2/18/22	$—	$(329,893)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(944)	U.S. Treasury 10 yr Notes	$(123,162,500)	$(121,951,069)	3/22/22	$ —	$(1,211,431)
(620)	U.S. Treasury 10 yr Ultra Notes	(90,791,250)	(89,486,868)	3/22/22	—	(1,304,382)
481	U.S. Treasury 2 yr Notes	104,940,672	105,137,515	3/31/22	—	(196,843)
680	U.S. Treasury 3 yr Notes	154,944,376	155,152,916	3/31/22	—	(208,540)
885	U.S. Treasury Long Bonds	141,987,188	140,502,639	3/22/22	1,484,549	—
(445)	U.S. Treasury Ultra Bonds	(87,720,625)	(87,468,955)	3/22/22	—	(251,670)
Total Futures Contracts					$1,484,549	$(3,172,866)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
USD–United States Dollar
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
EUR–Euro
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPMC–JPMorgan Chase
JPM-DB–JPMorgan Deutsche Bank
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 154,991,766
Foreign taxes refunded	5,783
154,997,549
EXPENSES:
Management fees	23,402,698
Distribution fees-Service Class	16,528,088
Shareholder servicing fees	2,208,127
Accounting and administration expenses	1,263,452
Professional fees	164,396
Trustees’ fees and expenses	160,784
Reports and statements to shareholders	160,440
Custodian fees	70,208
Pricing fees	58,550
Consulting fees	6,778
Other	116,146
Total operating expenses	44,139,667
NET INVESTMENT INCOME	110,857,882
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,763,318
Foreign currencies	(374,363)
Foreign currency exchange contracts	4,090,320
Futures contracts	(3,437,687)
Net realized gain	2,041,588
Net change in unrealized appreciation (depreciation) of:
Investments	(260,493,021)
Foreign currencies	44,631
Foreign currency exchange contracts	(329,893)
Futures contracts	(1,845,567)
Net change in unrealized appreciation (depreciation)	(262,623,850)
NET REALIZED AND UNREALIZED LOSS	(260,582,262)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,724,380)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 110,857,882	$ 127,298,381
Net realized gain	2,041,588	251,430,426
Net change in unrealized appreciation (depreciation)	(262,623,850)	211,791,982
Net increase (decrease) in net assets resulting from operations	(149,724,380)	590,520,789
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(95,189,238)	(121,174,238)
Service Class	(139,833,329)	(177,172,039)
	(235,022,567)	(298,346,277)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	541,509,031	917,822,450
Service Class	657,891,963	648,677,863
Reinvestment of dividends and distributions:
Standard Class	95,189,238	121,174,238
Service Class	139,833,329	177,172,039
	1,434,423,561	1,864,846,590
Cost of shares redeemed:
Standard Class	(374,817,487)	(924,935,892)
Service Class	(253,914,896)	(577,124,323)
	(628,732,383)	(1,502,060,215)
Increase in net assets derived from capital share transactions	805,691,178	362,786,375
NET INCREASE IN NET ASSETS	420,944,231	654,960,887
NET ASSETS:
Beginning of year	7,335,012,347	6,680,051,460
End of year	$7,755,956,578	$ 7,335,012,347
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.404	$ 13.701	$ 13.057	$ 13.607	$ 13.417
Income (loss) from investment operations:
Net investment income[1]	0.236	0.303	0.390	0.402	0.340
Net realized and unrealized gain (loss)	(0.493)	1.047	0.809	(0.518)	0.247
Total from investment operations	(0.257)	1.350	1.199	(0.116)	0.587
Less dividends and distributions from:
Net investment income	(0.284)	(0.344)	(0.366)	(0.434)	(0.397)
Net realized gain	(0.172)	(0.303)	(0.126)	—	—
Return of capital	—	—	(0.063)	—	—
Total dividends and distributions	(0.456)	(0.647)	(0.555)	(0.434)	(0.397)
Net asset value, end of period	$ 13.691	$ 14.404	$ 13.701	$ 13.057	$ 13.607
Total return[2]	(1.80%)	9.87%	9.21%	(0.83%)	4.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,932,099	$2,816,560	$2,604,021	$2,393,635	$2,762,644
Ratio of expenses to average net assets	0.36%	0.37%	0.37%	0.38%	0.37%
Ratio of net investment income to average net assets	1.67%	2.09%	2.84%	3.00%	2.48%
Portfolio turnover	298%	163%	164%	153%	179%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.398	$ 13.699	$ 13.056	$ 13.606	$ 13.417
Income (loss) from investment operations:
Net investment income[1]	0.186	0.252	0.341	0.354	0.292
Net realized and unrealized gain (loss)	(0.492)	1.044	0.810	(0.517)	0.246
Total from investment operations	(0.306)	1.296	1.151	(0.163)	0.538
Less dividends and distributions from:
Net investment income	(0.236)	(0.294)	(0.326)	(0.387)	(0.349)
Net realized gain	(0.172)	(0.303)	(0.126)	—	—
Return of capital	—	—	(0.056)	—	—
Total dividends and distributions	(0.408)	(0.597)	(0.508)	(0.387)	(0.349)
Net asset value, end of period	$ 13.684	$ 14.398	$ 13.699	$ 13.056	$ 13.606
Total return[2]	(2.14%)	9.48%	8.83%	(1.18%)	4.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,823,857	$4,518,452	$4,076,030	$3,647,766	$3,618,734
Ratio of expenses to average net assets	0.71%	0.72%	0.72%	0.73%	0.72%
Ratio of net investment income to average net assets	1.32%	1.74%	2.49%	2.65%	2.13%
Portfolio turnover	298%	163%	164%	153%	179%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities,
LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Delaware Bond Fund is $7,528,812 and $7,484,181 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$440,804
Legal	71,319
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $98,070 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$2,023,904
Distribution fees payable to LFD	1,431,111
Shareholder servicing fees payable to Lincoln Life	191,046
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 1,990,538,527
Purchases of U.S. government securities	20,753,054,150
Sales other than U.S. government securities	1,473,907,243
Sales of U.S. government securities	20,646,530,553
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$7,753,109,941
Aggregate unrealized appreciation of investments and derivatives	$ 132,689,799
Aggregate unrealized depreciation of investments and derivatives	(60,949,507)
Net unrealized appreciation of investments and derivatives	$ 71,740,292
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 152,294,379	$—	$ 152,294,379
Agency Commercial Mortgage-Backed Securities	—	15,607,929	—	15,607,929
Agency Mortgage-Backed Securities	—	1,645,381,350	—	1,645,381,350
Corporate Bonds	—	2,526,600,147	—	2,526,600,147
Loan Agreement	—	12,075,000	—	12,075,000
Municipal Bonds	—	23,280,114	—	23,280,114
Non-Agency Asset-Backed Securities	—	232,573,273	—	232,573,273
Non-Agency Collateralized Mortgage Obligations	—	211,894,034	—	211,894,034
Non-Agency Commercial Mortgage-Backed Securities	—	719,710,376	—	719,710,376
Regional Bond	—	62,596,551	—	62,596,551
Sovereign Bonds	—	153,041,656	—	153,041,656
Supranational Banks	—	41,283,522	—	41,283,522
U.S. Treasury Obligations	—	1,663,369,210	—	1,663,369,210
Money Market Fund	68,669,075	—	—	68,669,075
Short-Term Investments	—	296,473,617	—	296,473,617
Total Investments	$68,669,075	$7,756,181,158	$—	$7,824,850,233
Derivatives:

Assets:
Futures Contract	$ 1,484,549	$ —	$—	$ 1,484,549
Liabilities:
Foreign Currency Exchange Contract	$ —	$(329,893)	$—	$ (329,893)
Futures Contracts	$(3,172,866)	$ —	$—	$(3,172,866)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts, straddle losses, tax treatment of Passive Foreign Investment Companies (“PFICS”) and premium amortization accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$167,163,883	$298,346,277
Long-term capital gains	67,858,684	—
Total	$235,022,567	$298,346,277
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,758,098
Capital loss carryforward	(33,582,914)
Other temporary differences	(9,750,114)
Net unrealized appreciation	71,784,922
Distributable earnings/(accumulated loss)	$ 30,209,992
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,576,801	$29,006,113	$33,582,914
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	38,304,082	63,234,834
Service Class	46,633,777	44,738,548
Shares reinvested:
Standard Class	6,861,796	8,447,141
Service Class	10,079,876	12,352,509
	101,879,531	128,773,032
Shares redeemed:
Standard Class	(26,543,810)	(66,192,754)
Service Class	(18,014,453)	(40,815,252)
	(44,558,263)	(107,008,006)
Net increase	57,321,268	21,765,026
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $3,953,000 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$ (329,893)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	1,484,549	Liabilities net of receivables and other assets	(3,172,866)
Total		$1,484,549		$(3,502,759)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 4,090,320	$ (329,893)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,437,687)	(1,845,567)
Total		$ 652,633	$(2,175,460)
LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$36,501,425
Futures contracts (average notional value)	185,784,931	120,883,858
At December 31, 2021, the Fund posted cash collateral for TBA's as follows:
Broker	Cash Collateral
Citigroup Global Markets	$229,000
JPMorgan Chase Bank	213,000
Total	$442,000
At December 31, 2021, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$420,000
Total	$420,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(329,893)	$(329,893)
Total	$—	$(329,893)	$(329,893)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$(329,893)	$—	$—	$—	$—	$(329,893)
Total	$(329,893)	$—	$—	$—	$—	$(329,893)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund–30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Bond Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund–38

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Floating Rate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 0.40% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index1, returned 0.17%.
Although 2021 was a year in which interest rates rose, inflation hit multi-decade highs, and the U.S. Federal Reserve abandoned its description of the U.S. inflationary backdrop as transitory, risk premiums across most fixed income asset classes closed the year near where they began it. Fiscal policy initiatives, including the passing of the $1.9 trillion American Rescue Plan in March, provided even more liquidity, after 2020’s flood of stimulus had helped U.S. personal savings climb to more than 30% of disposable income. That statistic, published by the Bureau of Economic Analysis, has since settled back to 6.9%, a level more in line with recent history.
Inflation was one of the year’s most hotly debated topics. Multi-decade high inflation in countries including the U.S. and euro zone members contributed to central banks’ shifting their focus from easing to tightening sooner than many expected. Advocates on both sides of the argument had plenty of talking points. Those in the camp of transitory inflation said that traditional measures of inflation are crude approximations, while others have stated that a high level of savings doesn’t cause inflation, spending does. Although the Fed can tap its massive reserves to lend money and fuel spending, it has mechanisms in place to slow or stop the flood of liquidity. Consumer and producer price inflation remain at or near record levels, prompting the Fed to take proactive steps to accelerate the winddown of its asset purchases sooner than originally thought. Supply disruptions across the distribution channel have eased somewhat, but significant pressures remain and will likely keep the inflation debate alive and well into 2022.
The Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the portfolio. Treasury futures provided an efficient alternative to manage duration. Credit default (CDX) swaps may be utilized to hedge the portfolio’s credit risk, but the Fund did not have any exposure during the year.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a coordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,740 for the Standard Class shares and to $11,450 for the Service Class shares. For comparison, look at how the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 0.40%
Five Years	+ 1.82%
Ten Years	+ 1.62%
Service Class Shares
One Year	+ 0.14%
Five Years	+ 1.57%
Ten Years	+ 1.36%

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund
2021 Annual Report Commentary (unaudited) (continued)
1. The Intercontinental Exchange (ICE) Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,000.80	0.62%	$3.13
Service Class Shares	1,000.00	999.60	0.87%	4.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.62%	$3.16
Service Class Shares	1,000.00	1,020.80	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.77%
Agency Mortgage-Backed Securities	1.83%
Agency Obligations	1.50%
Corporate Bonds	38.27%
Aerospace & Defense	0.91%
Agriculture	0.63%
Airlines	0.11%
Auto Manufacturers	1.14%
Banks	13.25%
Beverages	0.10%
Biotechnology	0.05%
Chemicals	0.76%
Commercial Services	1.08%
Computers	0.38%
Diversified Financial Services	1.46%
Electric	3.29%
Electronics	0.04%
Forest Products & Paper	0.27%
Gas	0.05%
Insurance	0.90%
Internet	0.04%
Machinery Diversified	0.08%
Media	1.66%
Mining	0.06%
Office Business Equipment	0.10%
Oil & Gas	2.08%
Pharmaceuticals	2.60%
Pipelines	2.49%
Real Estate Investment Trusts	0.11%
Semiconductors	0.95%
Software	0.24%
Telecommunications	2.96%
Transportation	0.48%
Loan Agreements	10.79%
Non-Agency Asset-Backed Securities	13.00%
Non-Agency Commercial Mortgage-Backed Securities	7.80%
Sovereign Bonds	6.02%
Supranational Banks	8.59%
U.S. Treasury Obligations	8.55%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	4.39%
Total Investments	102.51%
Liabilities Net of Receivables and Other Assets	(2.51%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	13.91%
AAA	32.35%
AA	9.15%
A	17.37%
BBB	17.56%
BB	5.33%
B	2.32%
Non-Rated	2.01%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.77%
•Freddie Mac STACR REMIC Trust
Series 2021-HQA1 M1 0.75% (SOFR30A + 0.70%) 8/25/33	5,128,949	$ 5,126,029
Series 2021-HQA2 M1 0.75% (SOFR30A + 0.70%) 12/25/33	10,000,000	9,996,442
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 1.15% (LIBOR01M + 1.05%) 12/25/29	236,283	236,241
Total Agency Collateralized Mortgage Obligations (Cost $15,364,556)		15,358,712
AGENCY MORTGAGE-BACKED SECURITIES–1.83%
Fannie Mae S.F. 30 yr
2.50% 12/1/51	1,650,000	1,689,331
3.00% 1/1/47	2,720,256	2,867,818
3.00% 3/1/50	2,712,909	2,851,954
3.00% 7/1/50	2,408,960	2,496,397
3.50% 5/1/47	1,879,476	2,008,708
4.50% 5/1/49	3,646,755	3,937,939
Total Agency Mortgage-Backed Securities (Cost $15,939,784)		15,852,147
AGENCY OBLIGATIONS–1.50%
Federal Farm Credit Banks Funding Corp. 0.21% 12/21/23	5,000,000	4,957,297
Federal Home Loan Mortgage Corp. 0.63% 9/8/25	8,165,000	8,008,801
Total Agency Obligations (Cost $13,162,429)		12,966,098
CORPORATE BONDS–38.27%
Aerospace & Defense–0.91%
Teledyne Technologies, Inc.
0.95% 4/1/24	6,765,000	6,696,451
2.25% 4/1/28	1,190,000	1,189,133
		7,885,584
Agriculture–0.63%
Bunge Ltd. Finance Corp. 4.35% 3/15/24	5,160,000	5,486,819
		5,486,819
Airlines–0.11%
♦United Airlines Pass-Through Trust
3.75% 9/3/26	586,639	612,783
4.00% 4/11/26	318,043	332,839
		945,622
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–1.14%
Daimler Trucks Finance North America LLC 1.63% 12/13/24	3,640,000	$ 3,667,342
Ford Motor Credit Co. LLC 2.90% 2/16/28	450,000	451,125
General Motors Financial Co., Inc.
4.15% 6/19/23	5,310,000	5,522,586
5.25% 3/1/26	218,000	244,463
		9,885,516
Banks–13.25%
μBank of America Corp. 2.48% 9/21/36	2,085,000	2,019,676
μBank of Ireland Group PLC 2.03% 9/30/27	695,000	682,536
Bank of Montreal 1.85% 5/1/25	1,625,000	1,648,995
Bank of New York Mellon Corp.
•1.18% (LIBOR03M + 1.05%) 10/30/23	10,127,000	10,201,688
1.60% 4/24/25	3,980,000	4,016,549
μBNP Paribas SA 1.32% 1/13/27	625,000	608,163
μCitigroup, Inc. 2.52% 11/3/32	830,000	829,017
•Citizens Bank NA 0.88% (LIBOR03M + 0.72%) 2/14/22	2,750,000	2,750,353
Citizens Financial Group, Inc. 4.30% 2/11/31	750,000	792,909
μCredit Suisse Group AG
2.59% 9/11/25	840,000	857,769
4.21% 6/12/24	2,480,000	2,580,369
Deutsche Bank AG 0.90% 5/28/24	4,380,000	4,341,744
Fifth Third Bancorp
2.38% 1/28/25	595,000	610,831
3.65% 1/25/24	2,860,000	2,996,154
Goldman Sachs Group, Inc.
•0.86% (SOFR + 0.81%) 3/9/27	2,705,000	2,718,759
•1.33% (LIBOR03M + 1.17%) 5/15/26	4,925,000	5,022,958
μ1.54% 9/10/27	1,560,000	1,528,392
Huntington National Bank 2.50% 8/7/22	6,290,000	6,355,830
JPMorgan Chase & Co.
•0.63% (SOFR + 0.58%) 3/16/24	2,640,000	2,644,989
•1.01% (LIBOR03M + 0.89%) 7/23/24	10,680,000	10,777,819
μ1.47% 9/22/27	265,000	259,760
μ2.55% 11/8/32	2,020,000	2,031,356
μ4.60% 2/1/25	295,000	302,744
LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Kreditanstalt fuer Wiederaufbau 1.05% (SOFR + 1.00%) 2/12/24	7,000,000	$ 7,133,089
Morgan Stanley
•0.75% (SOFR + 0.70%) 1/20/23	1,675,000	1,675,260
μ1.16% 10/21/25	4,245,000	4,211,470
μ2.48% 9/16/36	250,000	240,738
5.00% 11/24/25	170,000	190,304
National Securities Clearing Corp. 1.20% 4/23/23	800,000	805,446
PNC Bank NA
•0.63% (LIBOR03M + 0.50%) 7/27/22	6,500,000	6,511,570
3.88% 4/10/25	970,000	1,041,457
Royal Bank of Canada 2.75% 2/1/22	5,285,000	5,295,278
μState Street Corp.
1.68% 11/18/27	1,110,000	1,111,566
2.65% 5/15/23	5,140,000	5,177,268
SVB Financial Group 1.80% 10/28/26	450,000	448,442
Truist Bank
2.45% 8/1/22	2,000,000	2,020,366
μ2.64% 9/17/29	653,000	671,423
μTruist Financial Corp. 1.89% 6/7/29	810,000	797,605
U.S. Bancorp 3.38% 2/5/24	1,895,000	1,986,453
U.S. Bank NA 3.40% 7/24/23	2,545,000	2,646,206
μUBS Group AG 1.36% 1/30/27	240,000	234,582
•Wells Fargo & Co. 1.36% (LIBOR03M + 1.23%) 10/31/23	6,115,000	6,163,721
		114,941,604
Beverages–0.10%
Diageo Capital PLC 1.38% 9/29/25	875,000	870,156
		870,156
Biotechnology–0.05%
Royalty Pharma PLC 1.75% 9/2/27	400,000	392,990
		392,990
Chemicals–0.76%
Air Products & Chemicals, Inc.
1.50% 10/15/25	150,000	150,476
1.85% 5/15/27	195,000	197,782
2.05% 5/15/30	315,000	316,848
•DuPont de Nemours, Inc. 1.27% (LIBOR03M + 1.11%) 11/15/23	4,615,000	4,675,319
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Methanex Corp. 5.25% 12/15/29	525,000	$ 553,623
Nutrien Ltd. 2.95% 5/13/30	695,000	731,365
		6,625,413
Commercial Services–1.08%
Ashtead Capital, Inc.
1.50% 8/12/26	375,000	368,118
2.45% 8/12/31	335,000	326,187
Global Payments, Inc.
2.15% 1/15/27	415,000	416,651
2.65% 2/15/25	764,000	785,146
2.90% 11/15/31	410,000	415,857
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	2,750,000	2,926,399
Sodexo, Inc. 1.63% 4/16/26	1,140,000	1,129,284
Triton Container International Ltd. 1.15% 6/7/24	3,070,000	3,026,221
		9,393,863
Computers–0.38%
International Business Machines Corp.
1.95% 5/15/30	685,000	669,653
3.00% 5/15/24	2,515,000	2,627,180
		3,296,833
Diversified Financial Services–1.46%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	5,800,000	5,789,479
3.65% 7/21/27	1,530,000	1,612,346
4.63% 10/15/27	440,000	486,731
6.50% 7/15/25	365,000	417,100
Air Lease Corp.
2.88% 1/15/26	1,205,000	1,242,885
3.38% 7/1/25	400,000	417,368
μ4.13% 12/15/26	400,000	397,000
Aviation Capital Group LLC 1.95% 1/30/26	695,000	677,887
Avolon Holdings Funding Ltd. 2.75% 2/21/28	665,000	652,506
μCharles Schwab Corp. 4.00% 6/1/26	570,000	581,400
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 2.63% 10/15/31	405,000	398,345
		12,673,047
Electric–3.29%
AEP Texas, Inc. 2.40% 10/1/22	6,205,000	6,279,600

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Avangrid, Inc. 3.20% 4/15/25	765,000	$ 803,942
Berkshire Hathaway Energy Co. 3.75% 11/15/23	4,730,000	4,941,590
CenterPoint Energy, Inc. 3.85% 2/1/24	2,268,000	2,376,120
μDuke Energy Corp. 4.88% 9/16/24	1,445,000	1,499,188
Enel Finance International NV
1.88% 7/12/28	380,000	370,488
2.25% 7/12/31	415,000	401,397
ITC Holdings Corp. 2.70% 11/15/22	2,780,000	2,823,155
NRG Energy, Inc. 3.75% 6/15/24	1,690,000	1,763,178
Pacific Gas & Electric Co.
2.10% 8/1/27	295,000	284,806
3.25% 6/1/31	250,000	250,826
μSempra Energy 4.88% 10/15/25	635,000	679,945
Southern California Edison Co. 1.10% 4/1/24	4,335,000	4,318,531
Vistra Operations Co. LLC 3.55% 7/15/24	1,700,000	1,750,619
		28,543,385
Electronics–0.04%
Amphenol Corp. 2.05% 3/1/25	375,000	382,047
		382,047
Forest Products & Paper–0.27%
Georgia-Pacific LLC
1.75% 9/30/25	580,000	582,271
2.10% 4/30/27	460,000	465,676
8.00% 1/15/24	1,125,000	1,277,623
		2,325,570
Gas–0.05%
NiSource, Inc. 0.95% 8/15/25	450,000	438,014
		438,014
Insurance–0.90%
•Athene Global Funding 0.75% (SOFR + 0.70%) 5/24/24	6,555,000	6,572,829
Brighthouse Financial, Inc. 5.63% 5/15/30	525,000	626,454
Jackson Financial, Inc. 3.13% 11/23/31	560,000	562,947
		7,762,230
Internet–0.04%
Amazon.com, Inc. 1.20% 6/3/27	375,000	369,909
		369,909
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified–0.08%
Otis Worldwide Corp.
2.06% 4/5/25	570,000	$ 579,476
2.57% 2/15/30	75,000	76,078
		655,554
Media–1.66%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50% 2/1/24	5,600,000	5,955,492
•Comcast Corp. 0.75% (LIBOR03M + 0.63%) 4/15/24	4,910,000	4,957,856
Time Warner Entertainment Co. LP 8.38% 3/15/23	3,190,000	3,459,056
		14,372,404
Mining–0.06%
Newmont Corp.
2.25% 10/1/30	300,000	295,776
2.60% 7/15/32	235,000	235,503
		531,279
Office Business Equipment–0.10%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	260,000	266,397
3.28% 12/1/28	270,000	276,652
3.57% 12/1/31	270,000	280,904
		823,953
Oil & Gas–2.08%
•Chevron Corp. 0.70% (LIBOR03M + 0.53%) 3/3/22	5,645,000	5,648,608
•ConocoPhillips Co. 1.06% (LIBOR03M + 0.90%) 5/15/22	5,100,000	5,113,725
Equinor ASA 1.75% 1/22/26	405,000	407,453
Exxon Mobil Corp.
•0.55% (LIBOR03M + 0.37%) 3/6/22	5,795,000	5,797,537
2.02% 8/16/24	720,000	737,706
2.28% 8/16/26	310,000	319,922
		18,024,951
Pharmaceuticals–2.60%
AstraZeneca PLC 3.50% 8/17/23	6,710,000	7,002,285
Becton Dickinson & Co. 3.36% 6/6/24	2,270,000	2,376,571
Bristol-Myers Squibb Co. 2.90% 7/26/24	6,221,000	6,509,843
•Cigna Corp. 1.01% (LIBOR03M + 0.89%) 7/15/23	5,425,000	5,475,783

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health Corp.
3.75% 4/1/30	510,000	$ 559,140
4.30% 3/25/28	206,000	231,170
Viatris, Inc.
1.65% 6/22/25	190,000	189,280
2.30% 6/22/27	160,000	160,933
		22,505,005
Pipelines–2.49%
Cheniere Corpus Christi Holdings LLC 7.00% 6/30/24	125,000	138,278
Enbridge, Inc. 1.60% 10/4/26	555,000	547,040
Energy Transfer LP
4.50% 4/15/24	5,000,000	5,299,267
μ6.50% 11/15/26	1,405,000	1,429,587
MPLX LP
1.75% 3/1/26	405,000	400,925
4.13% 3/1/27	1,400,000	1,531,707
4.88% 12/1/24	4,190,000	4,547,808
ONEOK, Inc. 7.50% 9/1/23	1,765,000	1,918,847
Sabine Pass Liquefaction LLC
5.63% 3/1/25	110,000	122,125
5.75% 5/15/24	5,005,000	5,443,172
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	230,000	233,622
		21,612,378
Real Estate Investment Trusts–0.11%
Crown Castle International Corp. 1.05% 7/15/26	1,025,000	989,856
		989,856
Semiconductors–0.95%
Broadcom, Inc. 3.42% 4/15/33	737,000	772,598
Microchip Technology, Inc.
0.98% 9/1/24	2,180,000	2,139,948
4.33% 6/1/23	4,715,000	4,914,660
NXP BV/NXP Funding LLC
2.70% 5/1/25	115,000	118,804
5.55% 12/1/28	280,000	335,336
		8,281,346
Software–0.24%
Autodesk, Inc. 2.40% 12/15/31	685,000	683,002
CDK Global, Inc. 5.00% 10/15/24	620,000	676,110
Roper Technologies, Inc.
2.35% 9/15/24	510,000	522,886
2.95% 9/15/29	185,000	191,344
		2,073,342
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications–2.96%
AT&T, Inc.
•0.69% (SOFR + 0.64%) 3/25/24	5,000,000	$ 5,001,423
1.70% 3/25/26	5,000,000	4,974,175
2.30% 6/1/27	510,000	518,851
Sprint Corp. 7.13% 6/15/24	2,330,000	2,615,786
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	2,153,125	2,252,599
T-Mobile USA, Inc.
1.50% 2/15/26	485,000	479,085
2.40% 3/15/29	105,000	106,016
3.50% 4/15/25	580,000	614,495
•Verizon Communications, Inc. 1.26% (LIBOR03M + 1.10%) 5/15/25	8,905,000	9,076,184
		25,638,614
Transportation–0.48%
Canadian Pacific Railway Co.
1.35% 12/2/24	3,875,000	3,879,657
2.45% 12/2/31	320,000	326,265
		4,205,922
Total Corporate Bonds (Cost $326,445,303)		331,933,206
LOAN AGREEMENTS–10.79%
•AmWINS Group, Inc. 3.00% (LIBOR01M + 2.25%) 2/19/28	2,000,000	1,983,340
•Applied Systems, Inc. 5.25% (LIBOR03M + 3.00%) 9/19/24	3,311,351	3,308,040
•Aramark Services, Inc. 2.60% (LIBOR01M + 2.50%) 4/6/28	1,753,715	1,742,755
•Asplundh Tree Expert LLC 1.85% (LIBOR01M + 1.75%) 9/7/27	2,814,738	2,801,452
•Avantor Funding, Inc. 2.75% (LIBOR01M + 2.25%) 11/8/27	1,985,025	1,982,544
•Beacon Roofing Supply, Inc. 2.35% (LIBOR01M + 2.25%) 5/19/28	7,125	7,079
•Calpine Construction Finance Co. LP 2.10% (LIBOR01M + 2.00%) 1/15/25	2,902,931	2,877,530
•Carnival Corp. 3.75% (LIBOR03M + 3.00%) 6/30/25	3,949,875	3,910,376
•Castlelake Aviation Ltd. 3.25% (LIBOR03M + 2.75%) 10/22/26	2,000,000	1,989,380

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Charter Communications Operating LLC 1.86% (LIBOR01M + 1.75%) 2/1/27	3,865,100	$ 3,825,831
•CSC Holdings LLC 2.36% (LIBOR03M + 2.25%) 7/17/25	1,910,000	1,878,963
•DaVita, Inc. 1.85% (LIBOR01M + 1.75%) 8/12/26	1,974,811	1,963,179
•DirecTV Financing LLC 5.75% (LIBOR03M + 5.00%) 8/2/27	2,126,062	2,126,679
•EFS Cogen Holdings I LLC 4.50% (LIBOR03M + 3.50%) 10/1/27	1,413,861	1,391,239
•Elanco Animal Health, Inc. 1.85% (LIBOR03M + 1.75%) 8/1/27	1,972,949	1,945,209
•Energizer Holdings, Inc. 2.75% (LIBOR01M + 2.00%) 12/22/27	2,977,500	2,965,411
•Frontier Communications Corp. 4.50% (LIBOR03M + 3.75%) 10/8/27	1,985,000	1,981,030
•Gray Television, Inc. 3.10% (LIBOR01M + 3.00%) 1/3/28	475,000	472,269
•HCA, Inc. 1.85% (LIBOR01M + 1.75%) 6/30/28	1,348,225	1,352,081
•Hilton Worldwide Finance LLC 1.85% (LIBOR01M + 1.75%) 6/22/26	2,003,247	1,985,077
•Horizon Therapeutics USA, Inc. 2.25% (LIBOR01M + 1.75%) 3/15/28	992,500	988,242
•Jazz Financing Lux SARL 4.00% (LIBOR01M + 3.50%) 5/5/28	1,990,000	1,996,348
•Lamar Media Corp. 1.61% (LIBOR03M + 1.50%) 2/5/27	2,000,435	1,985,431
•Medline Borrower LP 3.75% (LIBOR01M + 3.25%) 10/23/28	1,465,000	1,464,355
•Mileage Plus Holdings LLC 6.25% (LIBOR03M + 5.25%) 6/21/27	4,000,000	4,212,520
•ON Semiconductor Corp. 2.10% (LIBOR01M + 2.00%) 9/19/26	2,577,944	2,573,768
•Organon & Co. 3.50% (LIBOR03M + 3.00%) 6/2/28	964,167	964,369
•Pacific Gas & Electric Co. 3.47% (LIBOR03M + 3.25%) 10/1/22	1,979,950	1,957,675
Parkway Generation LLC
∞0.00% 11/5/28	2,872,807	2,852,152
∞0.00% 11/5/28	402,193	399,679
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•PECF USS Intermediate Holding III Corp. 4.75% (LIBOR03M + 4.25%) 12/15/28	2,000,000	$ 2,000,720
•Peraton Corp. 4.50% (LIBOR01M + 3.75%) 2/1/28	1,994,975	1,994,257
•Pilot Travel Centers LLC 2.10% (LIBOR01M + 2.00%) 8/4/28	3,241,875	3,219,863
•Polaris Newco LLC 4.50% (LIBOR03M + 4.00%) 6/2/28	698,250	697,594
•Pretium PKG Holdings, Inc. 4.50% (LIBOR03M + 3.75%) 11/5/27	1,100,000	1,096,843
•RealPage, Inc. 3.75% (LIBOR01M + 3.25%) 4/24/28	3,316,437	3,304,531
•RPI Intermediate Finance Trust 1.85% (LIBOR01M + 1.75%) 2/11/27	2,148,638	2,140,130
•SBA Senior Finance II LLC 1.86% (LIBOR01M + 1.75%) 4/11/25	2,436,837	2,407,912
•Setanta Aircraft Leasing Designated Activity Co. 2.14% (LIBOR03M + 2.00%) 11/5/28	2,450,000	2,446,937
•Sinclair Television Group, Inc. 2.36% (LIBOR01M + 2.25%) 1/3/24	2,518,990	2,482,263
•SkyMiles IP Ltd. 4.75% (LIBOR03M + 3.75%) 10/20/27	2,000,000	2,112,500
•SS&C European Holdings SARL 1.85% (LIBOR01M + 1.75%) 4/16/25	607,363	600,002
•SS&C Technologies, Inc. 1.85% (LIBOR01M + 1.75%) 4/16/25	748,195	739,127
•Standard Industries, Inc. 3.00% (LIBOR03M + 2.50%) 9/22/28	1,824,712	1,825,479
•Telenet Financing USD LLC 2.11% (LIBOR03M + 2.00%) 4/30/28	665,000	652,531
•Triton Water Holdings, Inc. 4.00% (LIBOR03M + 3.50%) 3/31/28	1,112	1,099
•Ultimate Software Group, Inc. 3.75% (LIBOR03M + 3.25%) 5/4/26	2,000,000	1,988,120
•Vertical U.S. Newco, Inc. 4.00% (LIBOR06M + 3.50%) 7/30/27	1,975,125	1,974,848
Total Loan Agreements (Cost $93,939,575)		93,568,759

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–13.00%
•Allegro CLO VI Ltd. Series 2017-2A A 1.25% (LIBOR03M + 1.13%) 1/17/31	3,600,000	$ 3,594,312
•Allegro CLO VIII Ltd. Series 2018-2A A 1.22% (LIBOR03M + 1.10%) 7/15/31	500,000	499,694
•Apex Credit CLO Ltd. Series 2018-1A A2 1.15% (LIBOR03M + 1.03%) 4/25/31	500,000	496,733
Avis Budget Rental Car Funding AESOP LLC 3.45% 3/20/23	3,225,000	3,237,669
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 1.24% (LIBOR03M + 1.11%) 7/20/31	950,000	947,524
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 1.21% (LIBOR03M + 1.05%) 5/15/31	1,971,271	1,971,644
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 1.11% (LIBOR03M + 0.98%) 4/20/31	1,280,000	1,277,472
Chesapeake Funding II LLC Series 2019-2A A1 1.95% 9/15/31	7,124,392	7,166,918
Dell Equipment Finance Trust Series 2021-1 A2 0.33% 5/22/26	2,793,926	2,791,724
Enterprise Fleet Financing LLC Series 2021-3 A2 0.77% 8/20/27	11,000,000	10,928,873
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,900,000	1,860,595
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	2,000,000	1,991,655
•Galaxy XXI CLO Ltd. Series 2015-21A AR 1.15% (LIBOR03M + 1.02%) 4/20/31	1,000,000	1,000,020
GM Financial Leasing Trust Series 2021-1 B 0.54% 2/20/25	2,900,000	2,878,959
Harley-Davidson Motorcycle Trust Series 2019-A A3 2.34% 2/15/24	3,330,533	3,344,199
Honda Auto Receivables Owner Trust Series 2019-4 A3 1.83% 1/18/24	677,233	682,181
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust Series 2020-C A2 0.26% 9/15/23	1,656,232	$ 1,656,138
•ICG U.S. CLO Ltd. Series 2014-1A A1A2 1.33% (LIBOR03M + 1.20%) 10/20/34	2,000,000	2,001,072
•Marathon CLO Ltd. Series 2021-16A A1A 1.32% (LIBOR03M + 1.20%) 4/15/34	2,000,000	1,999,996
•Midocean Credit CLO IX Series 2018-9A A1 1.28% (LIBOR03M + 1.15%) 7/20/31	2,000,000	2,000,128
•MKS CLO Ltd. Series 2017-2A A 1.32% (LIBOR03M + 1.19%) 1/20/31	3,000,000	2,996,322
MMAF Equipment Finance LLC Series 2021-A A2 0.30% 4/15/24	8,100,000	8,090,731
•Neuberger Berman Loan Advisers CLO 36 Ltd. Series 2020-36A A1R 1.38% (LIBOR03M + 1.25%) 4/20/33	2,750,000	2,751,521
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 1.32% (LIBOR03M + 1.19%) 1/20/31	4,050,000	4,049,996
•Park Avenue Institutional Advisers CLO Ltd Series 2021-1A A1A 1.52% (LIBOR03M + 1.39%) 1/20/34	2,750,000	2,756,394
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	4,000,000	3,943,437
•Signal Peak CLO 5 Ltd. Series 2018-5A A 1.23% (LIBOR03M + 1.11%) 4/25/31	500,000	500,009
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 1.30% (LIBOR03M + 1.18%) 10/26/31	2,000,000	2,000,356
•Steele Creek CLO Ltd. Series 2017-1A A 1.37% (LIBOR03M + 1.25%) 10/15/30	1,500,000	1,495,422
Tesla Auto Lease Trust
Series 2021-A A2 0.36% 3/20/25	521,197	520,062
Series 2021-B A2 0.36% 9/22/25	11,000,000	10,934,318
•Trillium Credit Card Trust II Series 2021-2A A 0.27% (SOFR30A + 0.22%) 10/26/26	10,000,000	9,994,485

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture 42 CLO Ltd. Series 2021-42A A1A 1.25% (LIBOR03M + 1.13%) 4/15/34	1,500,000	$ 1,496,760
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	5,400,000	5,373,576
•Voya CLO Ltd. 1.28% (LIBOR03M + 1.15%) 10/20/34	500,000	499,415
•Zais CLO 16 Ltd. Series 2020-16A A1R 1.55% (LIBOR03M + 1.42%) 10/20/34	3,000,000	3,012,366
Total Non-Agency Asset-Backed Securities (Cost $113,045,264)		112,742,676
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–7.80%
BANK Series 2020-BN25 A5 2.65% 1/15/63	4,000,000	4,151,418
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	4,000,000	3,937,868
Benchmark Mortgage Trust
A5 2.58% 4/15/54	4,300,000	4,434,626
•Series 2018-B1 A5 3.67% 1/15/51	4,500,000	4,903,954
Series 2019-B15 A5 2.93% 12/15/72	5,185,000	5,469,444
Series 2020-B17 A5 2.29% 3/15/53	8,000,000	8,066,378
Series 2020-B18 A5 1.93% 7/15/53	8,250,000	8,090,054
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.10% 12/15/72	8,000,000	8,524,105
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,402,060
GS Mortgage Securities Trust Series 2020-GC47 A5 2.38% 5/12/53	8,000,000	8,108,461
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	8,551,275
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $69,018,089)		67,639,643
ΔSOVEREIGN BONDS–6.02%
Canada—3.74%
CPPIB Capital, Inc.
1.25% 1/28/31	8,000,000	7,667,638
3.13% 9/25/23	5,110,000	5,313,257
OMERS Finance Trust
1.10% 3/26/26	5,000,000	4,936,447
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada (continued)
OMERS Finance Trust (continued)
2.50% 5/2/24	4,335,000	$ 4,487,245
Province of Ontario Canada 1.80% 10/14/31	5,000,000	4,971,865
Province of Quebec Canada 1.90% 4/21/31	5,000,000	5,030,931
		32,407,383
Japan—1.60%
Development Bank of Japan, Inc.
0.50% 8/27/25	3,000,000	2,910,498
1.00% 8/27/30	3,000,000	2,822,098
Japan Bank for International Cooperation
1.75% 1/23/23	3,000,000	3,034,622
3.38% 10/31/23	2,586,000	2,705,632
Japan Finance Organization for Municipalities 0.63% 9/2/25	2,500,000	2,433,069
		13,905,919
Sweden—0.68%
Svensk Exportkredit AB 0.63% 10/7/24	6,000,000	5,933,355
		5,933,355
Total Sovereign Bonds (Cost $52,370,824)		52,246,657
SUPRANATIONAL BANKS–8.59%
African Development Bank 1.63% 9/16/22	3,250,000	3,277,606
•European Bank for Reconstruction & Development 0.31% (SOFR + 0.26%) 3/13/23	5,000,000	5,008,993
•European Investment Bank
0.30% (SOFR + 0.25%) 1/30/23	6,000,000	6,010,416
0.34% (SOFR + 0.29%) 6/10/22	8,000,000	8,007,825
•Inter-American Development Bank
0.25% (SOFR + 0.20%) 2/10/26	6,000,000	6,008,715
0.31% (SOFR + 0.26%) 9/16/22	10,000,000	10,012,512
0.41% (SOFR + 0.36%) 6/10/31	7,000,000	7,019,696
•International Bank for Reconstruction & Development
0.34% (SOFR + 0.29%) 11/22/28	7,000,000	7,004,871
0.35% (SOFR + 0.30%) 8/6/24	12,000,000	12,056,646

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
•International Bank for Reconstruction & Development (continued)
0.42% (SOFR + 0.37%) 2/11/31	10,000,000	$ 10,063,512
Total Supranational Banks (Cost $74,289,000)		74,470,792
U.S. TREASURY OBLIGATIONS–8.55%
•U.S. Treasury Floating Rate Notes
0.11% 7/31/23 (USBMMY3M + 0.03%)	20,105,000	20,107,913
0.12% 10/31/23 (USBMMY3M + 0.04%)	37,400,000	37,407,026
U.S. Treasury Notes
0.13% 8/31/23	8,745,000	8,668,140
0.75% 12/31/23	7,975,000	7,976,557
Total U.S. Treasury Obligations (Cost $74,213,162)		74,159,636

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–4.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	38,065,326	$ 38,065,326
Total Money Market Fund (Cost $38,065,326)		38,065,326

TOTAL INVESTMENTS–102.51% (Cost $885,853,312)	889,003,652

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.51%)	(21,771,517)
NET ASSETS APPLICABLE TO 87,558,957 SHARES OUTSTANDING–100.00%	$867,232,135
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($64,207,812 / 6,480,131 Shares)	$9.908
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($803,024,323 / 81,078,826 Shares)	$9.904
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$884,336,617
Distributable earnings/(accumulated loss)	(17,104,482)
TOTAL NET ASSETS	$867,232,135

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
∞ Delayed settlement. Interest rate to be determined upon settlement date.
Δ Securities have been classified by country of origin.
★ Includes $249,384 cash collateral held at broker for futures contracts, $2,480,454 cash collateral held at brokers for centrally cleared swap contracts, $4,683,958 variation margin due from brokers on centrally cleared swap contracts, $35,851,964 payable for securities purchased, $41,555 payable for fund shares redeemed, $76,894 other accrued expenses payable, $594,503 due to manager and affiliates, $92,874 due to custodian and $32,625 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
The following futures contracts and swap contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
(148)	U.S. Treasury 10 yr Notes	$(19,309,375)	$(19,276,413)	3/22/22	$—	$(32,962)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-(Quarterly)	36,425,000	0.48%	(0.05%) [4]	10/5/30	$2,438,543	$—	$2,438,543	$—
2 yr IRS-(Semiannual/Quarterly)	69,475,000	0.10%	(0.05%) [4]	5/12/23	381,599	—	381,599	—
3 yr IRS-(Semiannual/Quarterly)	108,595,000	0.04%	(0.05%) [4]	10/5/23	1,198,978	—	1,198,978	—
3 yr IRS-(Annually)	41,280,000	0.28%	(0.05%) [5]	3/19/24	390,168	—	390,168	—
3 yr IRS-(Annually)	23,485,000	0.27%	(0.05%) [5]	6/3/24	294,746	—	294,746	—
5 yr IRS-(Annually)	19,545,000	0.09%	(0.05%) [5]	8/24/25	650,277	—	650,277	—
5 yr IRS-(Annually)	19,825,000	0.72%	(0.05%) [5]	3/25/26	180,550	—	180,550	—
7 yr IRS-(Annually)	9,500,000	0.28%	(0.05%) [5]	10/5/27	471,711	—	471,711	—
7 yr IRS-(Semiannual/Quarterly)	8,235,000	0.43%	(0.05%) [4]	11/20/27	348,247	—	348,247	—
7 yr IRS-(Annually)	14,050,000	1.10%	(0.05%) [5]	3/25/28	(41,222)	—	—	(41,222)
7 yr IRS-(Annually)	19,365,000	0.90%	(0.05%) [5]	9/23/28	356,755	—	356,755	—
Total IRS Contracts						$—	$6,711,574	$(41,222)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Rate resets based on SOFR03M-Secured Overnight Financing Rate.
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
GS–Goldman Sachs
IRS–Interest Rate Swap
JPM-BB–JPMorgan Barclays Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR03M–Secured Overnight Financing Rate 3 Months
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 14,760,254
EXPENSES:
Management fees	4,973,901
Distribution fees-Service Class	1,996,337
Shareholder servicing fees	249,078
Accounting and administration expenses	179,273
Professional fees	57,666
Custodian fees	38,618
Pricing fees	30,439
Reports and statements to shareholders	29,949
Trustees’ fees and expenses	18,109
Consulting fees	2,776
Other	18,051
7,594,197
Less:
Management fees waived	(257,667)
Total operating expenses	7,336,530
NET INVESTMENT INCOME	7,423,724
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	622,902
Foreign currencies	(49)
Foreign currency exchange contracts	91,089
Futures contracts	(59,187)
Swap contracts	2,731,818
Net realized gain	3,386,573
Net change in unrealized appreciation (depreciation) of:
Investments	(15,148,461)
Foreign currency exchange contracts	125,162
Futures contracts	(32,962)
Swap contracts	5,609,192
Net change in unrealized appreciation (depreciation)	(9,447,069)
NET REALIZED AND UNREALIZED LOSS	(6,060,496)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,363,228
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,423,724	$ 10,096,981
Net realized gain (loss)	3,386,573	(15,809,388)
Net change in unrealized appreciation (depreciation)	(9,447,069)	12,309,785
Net increase in net assets resulting from operations	1,363,228	6,597,378
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(712,347)	(789,292)
Service Class	(7,121,216)	(8,981,394)
Return of capital:
Standard Class	(51,462)	(45,669)
Service Class	(514,464)	(519,664)
	(8,399,489)	(10,336,019)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,115,908	14,429,807
Service Class	113,633,509	77,685,397
Reinvestment of dividends and distributions:
Standard Class	763,810	834,961
Service Class	7,635,680	9,501,058
	138,148,907	102,451,223
Cost of shares redeemed:
Standard Class	(8,253,197)	(13,950,766)
Service Class	(75,236,332)	(157,845,029)
	(83,489,529)	(171,795,795)
Increase (decrease) in net assets derived from capital share transactions	54,659,378	(69,344,572)
NET INCREASE (DECREASE) IN NET ASSETS	47,623,117	(73,083,213)
NET ASSETS:
Beginning of year	819,609,018	892,692,231
End of year	$867,232,135	$ 819,609,018
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.988	$ 10.003	$ 9.831	$ 10.189	$ 10.046
Income (loss) from investment operations:
Net investment income[1]	0.110	0.146	0.256	0.249	0.188
Net realized and unrealized gain (loss)	(0.070)	(0.010)	0.195	(0.219)	0.065
Total from investment operations	0.040	0.136	0.451	0.030	0.253
Less dividends and distributions from:
Net investment income	(0.112)	(0.143)	(0.279)	(0.388)	(0.110)
Return of capital	(0.008)	(0.008)	—	—	—
Total dividends and distributions	(0.120)	(0.151)	(0.279)	(0.388)	(0.110)
Net asset value, end of period	$ 9.908	$ 9.988	$ 10.003	$ 9.831	$ 10.189
Total return[2]	0.40%	1.36%	4.60%	0.27%	2.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,208	$56,114	$55,043	$50,440	$36,919
Ratio of expenses to average net assets	0.62%	0.63%	0.63%	0.63%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.66%	0.66%	0.66%	0.65%
Ratio of net investment income to average net assets	1.10%	1.46%	2.53%	2.45%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	1.43%	2.50%	2.42%	1.82%
Portfolio turnover	70%	66%	85%	71%	96%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.985	$ 9.999	$ 9.827	$ 10.162	$ 10.020
Income (loss) from investment operations:
Net investment income[1]	0.085	0.121	0.230	0.223	0.162
Net realized and unrealized gain (loss)	(0.071)	(0.009)	0.195	(0.219)	0.066
Total from investment operations	0.014	0.112	0.425	0.004	0.228
Less dividends and distributions from:
Net investment income	(0.089)	(0.119)	(0.253)	(0.339)	(0.086)
Return of capital	(0.006)	(0.007)	—	—	—
Total dividends and distributions	(0.095)	(0.126)	(0.253)	(0.339)	(0.086)
Net asset value, end of period	$ 9.904	$ 9.985	$ 9.999	$ 9.827	$ 10.162
Total return[2]	0.14%	1.12%	4.34%	0.02%	2.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$803,024	$763,495	$837,649	$864,181	$822,837
Ratio of expenses to average net assets	0.87%	0.88%	0.88%	0.88%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.91%	0.91%	0.91%	0.90%
Ratio of net investment income to average net assets	0.85%	1.21%	2.28%	2.20%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	1.18%	2.25%	2.17%	1.57%
Portfolio turnover	70%	66%	85%	71%	96%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities,
LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Interest income is recorded on an accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.600% of the first $500 million of the Fund’s average daily net assets; and 0.550% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$49,740
Legal	8,047
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,555 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$403,103
Distribution fees payable to LFD	170,103
Shareholder servicing fees payable to Lincoln Life	21,297
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$378,923,890
Purchases of U.S. government securities	287,354,365
Sales other than U.S. government securities	359,204,047
Sales of U.S. government securities	224,723,404
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$885,979,287
Aggregate unrealized appreciation of investments and derivatives	$ 22,108,385
Aggregate unrealized depreciation of investments and derivatives	(11,964,636)
Net unrealized appreciation of investments and derivatives	$ 10,143,749
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 15,358,712	$—	$ 15,358,712
Agency Mortgage-Backed Securities	—	15,852,147	—	15,852,147
Agency Obligations	—	12,966,098	—	12,966,098
Corporate Bonds	—	331,933,206	—	331,933,206
Loan Agreements	—	93,568,759	—	93,568,759
Non-Agency Asset-Backed Securities	—	112,742,676	—	112,742,676
Non-Agency Commercial Mortgage-Backed Securities	—	67,639,643	—	67,639,643
Sovereign Bonds	—	52,246,657	—	52,246,657
Supranational Banks	—	74,470,792	—	74,470,792
U.S. Treasury Obligations	—	74,159,636	—	74,159,636
Money Market Fund	38,065,326	—	—	38,065,326
Total Investments	$38,065,326	$850,938,326	$—	$889,003,652
Derivatives:

Assets:
Swap Contracts	$ —	$6,711,574	$—	$6,711,574
Liabilities:
Futures Contract	$(32,962)	$ —	$—	$ (32,962)
Swap Contract	$ —	$ (41,222)	$—	$ (41,222)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, Passive Foreign Investment Companies ("PFICs"), Straddle loss deferral, and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$7,833,563	$9,770,686
Return of capital	565,926	565,333
Total	$8,399,489	$10,336,019
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(27,242,772)
Other temporary differences	(5,459)
Net unrealized appreciation	10,143,749
Distributable earnings/(accumulated loss)	$(17,104,482)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$12,030	$(12,030)
LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,753,212	$22,489,560	$27,242,772
In 2021, the Fund utilized $2,501,503 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,609,213	1,445,144
Service Class	11,362,448	7,772,440
Shares reinvested:
Standard Class	77,098	83,561
Service Class	771,047	951,247
	13,819,806	10,252,392
Shares redeemed:
Standard Class	(824,092)	(1,413,639)
Service Class	(7,522,630)	(16,032,726)
	(8,346,722)	(17,446,365)
Net increase (decrease)	5,473,084	(7,193,973)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from
LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $226,000 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2021, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(32,962)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	6,711,574	Liabilities net of receivables and other assets	(41,222)
Total		$6,711,574		$(74,184)
LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 91,089	$ 125,162
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(59,187)	(32,962)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	2,731,818	5,609,192
Total		$2,763,720	$5,701,392
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$1,568,799
Futures contracts (average notional value)	—	11,848,635
Interest rate swap contracts (average notional value)*	319,371,923	43,871,538

*Long represents paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by
LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Floating Rate Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Ultrashort Bond funds category and the ICE BofA USD 3-month Deposit Offered Rate Constant Maturity Total Return Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes a breakpoint, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Floating Rate Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund–33

LVIP Delaware Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Income Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (1.30%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (1.54%).
The year 2021 will go down in the history books as the year many accepted the reality that COVID-19 made the transition from pandemic to endemic. We started the period awash with positive news as nearly one million jobs were added in the U.S. in March alone, vaccinations in the U.S. surpassed even aggressive estimates, a $1.9 trillion stimulus package was passed without delay, another $2 trillion in infrastructure spending was swiftly announced but failed to garner the necessary support of key democrats to pass the Senate. Housing was as hot as before the global financial crisis, and stocks hit record highs. The return of the metaphorical “animal spirits” added fiscal stimulus and a US Federal Reserve committed to see the whites of inflation’s eyes before shifting course – yet comfortable with interest rates rising for “good reasons” – helped push 10-year interest rates to a post pandemic high from record low levels in 2020. As a sign of healthy resetting of risks and surprising resilience, spread sectors performed well, showing little sign of concern with higher borrowing costs.
As we moved into the spring months, risk markets continued their march higher as vaccination counts continued to climb in the U.S., albeit at a slower pace, and economic growth remained robust. American travelers again took to the skies, as U.S. Transportation Security Administration (TSA) airport checkpoint numbers of total travelers steadily ascended, ending the quarter at more than 2.1 million passengers flying daily, after spending much of the past year below one million. The inflation debate continued in the U.S., but the bulls won the day as the yield curve bull flattened during the quarter. It was a slightly different story overseas, as German rates inched higher but remained negative out to the 10-year maturity. As the economy gained speed, central banks remained accommodative, and markets were awash with liquidity in need of a home. A more hawkish statement from the Federal Reserve at the June Federal Open Market Committee (FOMC) meeting left investors wondering if a shift was afoot. However, markets appeared to be unfazed by the change in rhetoric. It was interesting, however, to observe members of the FOMC highlighting additional policy considerations ranging from climate control to equality in the workforce. Despite all the noise, Fed Chairman Jerome Powell continued to reiterate that inflationary pressures were transitory.
Many more uncertainties emerged in the third quarter of 2021 than in the first half of the year. The COVID-19 pandemic took a negative turn, with infection rates escalating among the unvaccinated and renewed questions around COVID-mitigation methods fueling a K-shaped recovery. As the pandemic entered its second fall, the real economy continued to wrestle with supply chain and labor market disruptions. Core personal consumption expenditures (PCE) rose by 3.62% year over year in August – the highest level in 10 years, while the headline Consumer Price Index (CPI) figure lingered at around 5%. Notably for fixed income markets, the Federal Reserve shifted from “talking about talking about tapering” to previewing the taper announcement at its September meeting, with Fed Chairman Jerome Powell noting that the conditions for slowing purchases were “all but met.” Current and leading growth indicators, while still solid, were more mixed, reflecting the demand pressures of waning fiscal stimulus and the surge of the Delta variant. On the other hand, corporate financial health remained highly resilient, with another earnings season demonstrating ample liquidity, healthy margins, and strong ability in most cases to pass through cost pressures.
As we transitioned into fall, we saw interest rates rise, and the Federal Reserve abandon its description of the U.S. inflationary backdrop as transitory. Inflation continued to be one of the year’s most hotly debated topics. Multi-decade high inflation in countries including the U.S. and euro zone members contributed to central banks’ shifting their focus from easing to tightening sooner than many expected. Interest rates closed the year higher than where they began weighing on fixed income returns.
Key contributors to performance included security selection within investment grade corporates, mortgage-backed securities (MBS), and emerging markets, allocation to plus sectors including developed high yield, bank loans, and emerging markets, overweight to commercial mortgage-backed securities and investment grade, and an allocation to Treasury Inflation Protected Securities (TIPS).
Key detractors from performance included yield curve management, security selection within developed high yield, and underweight non-corporate credit.
The Fund utilized interest rate futures to risk manage the interest rate sensitivity of the portfolio. The Fund is permitted to use derivatives.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a co-ordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Diversified Income Fund–1

LVIP Delaware Diversified Income Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Income Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,228 for the Standard Class shares and to $13,848 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP®Diversified Income Series, a former series of Delaware VIP®Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.30%
Five Years	+ 4.50%
Ten Years	+ 3.59%
Service Class Shares
One Year	- 1.62%
Five Years	+ 4.20%
Ten Years	+ 3.31%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S.dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities,MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency)
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware Diversified Income Fund–2

LVIP Delaware Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$997.80	0.56%	$2.82
Service Class Shares	1,000.00	996.20	0.86%	4.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.56%	$2.85
Service Class Shares	1,000.00	1,020.90	0.86%	4.38

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Income Fund–3

LVIP Delaware Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.63%
Agency Commercial Mortgage-Backed Securities	0.42%
Agency Mortgage-Backed Securities	19.38%
Convertible Bond	0.20%
Corporate Bonds	41.91%
Advertising	0.03%
Aerospace & Defense	0.51%
Agriculture	0.23%
Airlines	1.46%
Auto Manufacturers	1.24%
Auto Parts & Equipment	0.25%
Banks	8.51%
Beverages	0.31%
Biotechnology	1.12%
Building Materials	0.18%
Chemicals	1.50%
Coal	0.03%
Commercial Services	1.20%
Diversified Financial Services	2.10%
Electric	3.92%
Energy-Alternate Sources	0.11%
Engineering & Construction	0.65%
Entertainment	0.19%
Food	0.13%
Forest Products & Paper	0.31%
Gas	0.04%
Health Care Products	0.19%
Health Care Services	0.30%
Housewares	0.05%
Insurance	1.37%
Internet	0.18%
Iron & Steel	0.09%
Leisure Time	0.21%
Lodging	0.21%
Machinery Construction & Mining	0.00%
Machinery Diversified	0.10%
Media	2.45%
Mining	1.01%
Office Business Equipment	0.11%
Oil & Gas	2.31%
Packaging & Containers	0.09%
Pharmaceuticals	1.78%
Pipelines	2.44%
Real Estate	0.13%
Real Estate Investment Trusts	0.46%
Security Type/Sector	Percentage of Net Assets
Retail	0.12%
Semiconductors	0.77%
Software	0.12%
Telecommunications	2.96%
Transportation	0.15%
Trucking & Leasing	0.19%
Water	0.10%
Loan Agreements	4.58%
Municipal Bonds	1.01%
Non-Agency Asset-Backed Securities	3.22%
Non-Agency Collateralized Mortgage Obligations	1.98%
Non-Agency Commercial Mortgage-Backed Securities	9.43%
Sovereign Bonds	4.53%
Supranational Banks	0.04%
U.S. Treasury Obligations	9.09%
Money Market Fund	1.68%
Total Investments	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	32.03%
AAA	13.19%
AA	2.58%
A	10.58%
BBB	24.08%
BB	8.07%
B	4.92%
CCC	0.68%
Below CCC	0.07%
Non-Rated	3.80%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Income Fund–4

LVIP Delaware Diversified Income Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.63%
•Fannie Mae Connecticut Avenue Securities
Series 2017-C03 1M2 3.10% (LIBOR01M + 3.00%) 10/25/29	2,487,980	$ 2,546,132
Series 2017-C04 2M2 2.95% (LIBOR01M + 2.85%) 11/25/29	825,683	846,665
Series 2018-C01 1M2 2.35% (LIBOR01M + 2.25%) 7/25/30	1,760,672	1,780,399
Series 2018-C03 1M2 2.25% (LIBOR01M + 2.15%) 10/25/30	1,251,162	1,265,796
Fannie Mae REMIC Trust
•Series 2002-W6 2A1 7.00% 6/25/42	8,465	8,928
Series 2004-W11 1A2 6.50% 5/25/44	14,181	15,640
•Freddie Mac STACR REMIC Trust
2.30% (SOFR30A + 2.25%) 8/25/33	13,900,000	14,003,360
Series 2019-DNA4 M2 2.05% (LIBOR01M + 1.95%) 10/25/49	847,558	849,798
Series 2019-HQA4 M2 2.15% (LIBOR01M + 2.05%) 11/25/49	822,723	824,242
Series 2020-DNA2 M2 1.95% (LIBOR01M + 1.85%) 2/25/50	1,187,690	1,191,627
Series 2020-DNA6 M2 2.05% (SOFR30A + 2.00%) 12/25/50	6,500,000	6,531,065
Series 2021-DNA1 M2 1.85% (SOFR30A + 1.80%) 1/25/51	13,900,000	13,932,942
Series 2021-DNA3 M2 2.15% (SOFR30A + 2.10%) 10/25/33	4,800,000	4,880,563
Series 2021-DNA5 M2 1.70% (SOFR30A + 1.65%) 1/25/34	6,250,000	6,275,104
Series 2021-HQA2 M2 2.10% (SOFR30A + 2.05%) 12/25/33	9,575,000	9,599,456
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA3 M2 2.60% (LIBOR01M + 2.50%) 3/25/30	6,488,282	6,608,914
Series 2017-HQA2 M2AS 1.15% (LIBOR01M + 1.05%) 12/25/29	551,327	551,228
Series 2018-HQA1 M2 2.40% (LIBOR01M + 2.30%) 9/25/30	1,526,646	1,543,358
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
♦Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43	7,542	$ 9,012
Series T-58 2A 6.50% 9/25/43	2,105	2,371
GNMA Series 2013-113 LY 3.00% 5/20/43	378,000	393,959
Total Agency Collateralized Mortgage Obligations (Cost $72,796,943)		73,660,559
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.42%
♦Freddie Mac Multifamily Structured Pass Through Certificates 3.00% 6/25/27	2,545,000	2,669,426
•FREMF Mortgage Trust
3.49% 6/25/46	2,400,000	2,461,882
4.56% 1/25/47	1,500,000	1,589,536
Series 2012-K18 B 4.17% 1/25/45	2,000,000	1,999,431
Series 2012-K22 B 3.68% 8/25/45	1,730,000	1,755,184
Series 2017-K71 B 3.75% 11/25/50	1,175,000	1,263,397
Total Agency Commercial Mortgage-Backed Securities (Cost $11,462,005)		11,738,856
AGENCY MORTGAGE-BACKED SECURITIES–19.38%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	7,342,401	7,558,304
2.50% 7/1/36	25,688,761	26,696,596
Fannie Mae S.F. 20 yr
2.00% 3/1/41	6,445,997	6,549,798
2.00% 4/1/41	2,947,408	2,980,861
2.00% 5/1/41	6,001,821	6,098,464
2.50% 10/1/41	4,622,704	4,781,540
3.00% 9/1/37	2,031,907	2,145,411
Fannie Mae S.F. 30 yr
2.00% 11/1/50	7,878,216	7,873,618
2.00% 12/1/50	14,413,942	14,395,327
2.00% 1/1/51	9,253,827	9,234,470
2.00% 2/1/51	6,955,686	6,959,466
2.00% 3/1/51	40,199,191	40,167,721
2.00% 4/1/51	10,622,147	10,598,852
2.00% 8/1/51	2,851,015	2,852,927
2.50% 1/1/43	2,617,346	2,697,199
2.50% 11/1/50	16,815,457	17,178,585
2.50% 1/1/51	6,522,478	6,660,823
2.50% 7/1/51	31,008,089	31,695,937
2.50% 10/1/51	6,192,549	6,331,687
2.50% 11/1/51	3,476,828	3,556,421
2.50% 12/1/51	179,000	183,267
3.00% 10/1/46	8,104,040	8,517,031
3.00% 4/1/47	885,541	929,770
LVIP Delaware Diversified Income Fund–5

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 11/1/48	1,524,431	$ 1,598,345
3.00% 12/1/49	12,738,000	13,378,029
3.00% 7/1/50	1,957,575	2,037,495
3.00% 8/1/50	4,621,580	4,789,300
3.00% 5/1/51	1,350,882	1,420,115
3.00% 7/1/51	9,745,051	10,285,021
3.00% 8/1/51	121,331	127,248
3.00% 12/1/51	4,371,000	4,538,402
3.50% 7/1/47	4,121,625	4,437,648
3.50% 1/1/48	2,084,378	2,211,344
3.50% 2/1/48	2,772,525	2,974,690
3.50% 3/1/48	1,342,757	1,426,605
3.50% 7/1/48	477,047	505,475
3.50% 11/1/48	2,527,697	2,672,743
3.50% 1/1/50	3,195,570	3,369,637
3.50% 3/1/50	1,847,905	1,957,970
3.50% 8/1/50	8,672,303	9,235,633
3.50% 8/1/51	2,821,546	3,000,112
4.00% 4/1/47	1,209,243	1,321,248
4.00% 6/1/48	4,254,060	4,618,910
4.00% 9/1/48	287,580	309,659
4.00% 10/1/48	5,809,892	6,351,281
4.00% 6/1/49	1,325,863	1,437,820
4.50% 6/1/40	312,655	345,859
4.50% 7/1/40	461,711	492,872
4.50% 2/1/41	1,289,406	1,425,447
4.50% 8/1/41	1,059,066	1,173,917
4.50% 10/1/45	1,395,293	1,539,677
4.50% 5/1/46	500,471	552,192
4.50% 4/1/48	444,589	490,926
4.50% 12/1/48	69,823	74,663
4.50% 1/1/49	7,465,173	8,163,883
4.50% 1/1/50	2,129,289	2,308,419
5.00% 7/1/47	1,033,863	1,170,768
5.00% 7/1/49	2,162,249	2,379,115
5.50% 5/1/44	14,702,689	16,736,434
6.00% 6/1/41	2,569,495	2,967,272
6.00% 7/1/41	12,850,041	14,853,151
6.00% 1/1/42	2,123,244	2,459,165
Fannie Mae S.F. 30 yr TBA 2.50% 1/15/52	3,132,000	3,195,389
Freddie Mac S.F. 15 yr
2.00% 12/1/35	4,385,393	4,493,727
2.50% 7/15/45	910,123	922,954
3.00% 3/1/35	16,651,258	17,556,114
3.00% 5/25/43	21,485	22,025
3.50% 5/25/47	951,137	1,006,510
•7.50% 1/19/39	171	180
Freddie Mac S.F. 20 yr
2.00% 3/1/41	7,351,710	7,460,997
2.00% 4/1/41	6,709,453	6,817,499
2.50% 1/1/40	4,006,952	4,125,031
2.50% 6/1/41	12,855,651	13,272,984
6.50% 1/25/44	2,422	2,634
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr
2.00% 9/1/51	7,358,736	$ 7,348,275
2.50% 10/1/50	5,568,700	5,734,342
2.50% 2/1/51	18,319,677	18,865,479
2.50% 3/1/51	9,364,815	9,621,412
3.00% 11/1/46	3,461,605	3,651,610
3.00% 11/1/49	5,547,894	5,763,590
3.00% 12/1/49	1,776,162	1,852,651
3.00% 1/1/50	1,452,192	1,520,950
3.00% 5/1/51	12,437,071	13,216,659
3.00% 8/1/51	3,188,311	3,354,897
3.50% 12/1/47	1,455,461	1,541,163
3.50% 11/1/48	3,471,043	3,736,698
4.00% 12/1/45	1,755,649	1,931,522
4.00% 7/1/47	380,622	408,256
4.00% 10/1/47	3,460,814	3,687,451
4.50% 7/1/45	2,848,356	3,148,838
4.50% 3/1/49	415,258	447,266
4.50% 4/1/49	1,898,425	2,061,822
4.50% 8/1/49	4,031,457	4,424,341
5.50% 9/1/41	3,824,945	4,370,746
GNMA I S.F. 30 yr 3.00% 3/15/50	1,036,227	1,068,796
GNMA II S.F. 30 yr
3.00% 7/20/51	11,423,929	11,834,656
3.00% 12/20/51	5,751,000	5,975,668
5.50% 5/20/37	125,122	142,698
Total Agency Mortgage-Backed Securities (Cost $543,655,342)		542,368,395
CONVERTIBLE BOND–0.20%
Kaman Corp. 3.25% exercise price $3.25, maturity date 5/1/24	5,311,000	5,480,952
Total Convertible Bond (Cost $5,401,227)		5,480,952
CORPORATE BONDS–41.91%
Advertising–0.03%
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/28	785,000	839,950
		839,950
Aerospace & Defense–0.51%
Boeing Co. 3.75% 2/1/50	4,955,000	5,149,918
Teledyne Technologies, Inc.
2.25% 4/1/28	3,910,000	3,907,150
2.75% 4/1/31	3,420,000	3,468,165
TransDigm, Inc. 6.25% 3/15/26	1,583,000	1,645,330
		14,170,563
Agriculture–0.23%
BAT Capital Corp. 2.26% 3/25/28	2,835,000	2,762,524

LVIP Delaware Diversified Income Fund–6

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
BAT International Finance PLC 1.67% 3/25/26	2,005,000	$ 1,968,207
Kernel Holding SA 6.50% 10/17/24	855,000	860,068
MHP Lux SA 6.25% 9/19/29	785,000	736,330
		6,327,129
Airlines–1.46%
‡Aerovias de Mexico SA de CV 7.00% 2/5/25	1,265,000	1,211,238
Azul Investments LLP
5.88% 10/26/24	800,000	744,008
7.25% 6/15/26	745,000	682,614
Delta Air Lines, Inc.
7.00% 5/1/25	6,477,000	7,405,865
7.38% 1/15/26	1,830,000	2,154,453
Gol Finance SA 8.00% 6/30/26	755,000	710,651
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	5,965,000	6,367,638
Southwest Airlines Co.
5.13% 6/15/27	4,526,000	5,174,225
5.25% 5/4/25	3,255,000	3,615,273
United Airlines, Inc.
4.38% 4/15/26	3,735,000	3,894,615
4.63% 4/15/29	8,693,000	8,964,656
		40,925,236
Auto Manufacturers–1.24%
Daimler Trucks Finance North America LLC 2.38% 12/14/28	1,135,000	1,140,397
Ford Motor Credit Co. LLC
2.90% 2/16/28	1,500,000	1,503,750
4.54% 8/1/26	8,815,000	9,575,294
General Motors Co.
5.00% 10/1/28	2,289,000	2,624,977
5.40% 10/2/23	1,300,000	1,391,469
6.13% 10/1/25	1,300,000	1,493,348
6.60% 4/1/36	3,116,000	4,214,535
General Motors Financial Co., Inc.
2.35% 1/8/31	1,045,000	1,017,215
4.35% 4/9/25	2,080,000	2,237,834
5.25% 3/1/26	5,505,000	6,173,259
μ5.70% 9/30/30	2,175,000	2,479,500
Hyundai Capital America 3.50% 11/2/26	875,000	929,883
		34,781,461
Auto Parts & Equipment–0.25%
Aptiv PLC 3.10% 12/1/51	6,302,000	6,002,860
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Nemak SAB de CV 3.63% 6/28/31	1,110,000	$ 1,082,250
		7,085,110
Banks–8.51%
Access Bank PLC
6.13% 9/21/26	790,000	786,050
μ9.13% 10/7/26	885,000	865,707
Akbank TAS 6.80% 2/6/26	1,135,000	1,092,846
Banco Continental SAECA 2.75% 12/10/25	1,695,000	1,646,286
Banco de Bogota SA 6.25% 5/12/26	755,000	815,400
Banco de Credito e Inversiones SA 2.88% 10/14/31	1,130,000	1,113,050
Banco del Estado de Chile 2.70% 1/9/25	530,000	540,605
μBanco GNB Sudameris SA 7.50% 4/16/31	780,000	776,100
μBanco Industrial SA 4.88% 1/29/31	1,290,000	1,279,538
μBanco Mercantil del Norte SA
6.63% 1/24/32	795,000	791,423
8.38% 10/14/30	655,000	751,619
Banco Nacional de Panama 2.50% 8/11/30	360,000	337,504
μBanco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.95% 10/1/28	660,000	693,832
μBangkok Bank PCL 5.00% 9/23/25	800,000	829,000
μBank Hapoalim BM 3.26% 1/21/32	1,480,000	1,465,200
μBank Leumi Le-Israel BM 3.28% 1/29/31	925,000	926,156
μBank of America Corp. 2.48% 9/21/36	23,465,000	22,729,836
Bank of China Ltd. 5.00% 11/13/24	845,000	921,328
Bank of Georgia JSC 6.00% 7/26/23	1,360,000	1,430,720
Bank of Montreal 1.85% 5/1/25	65,000	65,960
μBank of New York Mellon Corp. 4.70% 9/20/25	4,870,000	5,195,072
Barclays PLC
μ2.67% 3/10/32	2,020,000	2,003,373
5.20% 5/12/26	5,663,000	6,319,172
μBBVA Bancomer SA 5.13% 1/18/33	790,000	810,745
BDO Unibank, Inc. 2.13% 1/13/26	1,465,000	1,468,688

LVIP Delaware Diversified Income Fund–7

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μCitigroup, Inc.
2.52% 11/3/32	2,245,000	$ 2,242,341
4.00% 12/10/25	985,000	992,388
Credit Agricole SA 2.81% 1/11/41	3,005,000	2,875,315
μCredit Suisse Group AG
2.59% 9/11/25	3,660,000	3,737,422
4.19% 4/1/31	3,035,000	3,347,114
4.50% 9/3/30	1,565,000	1,525,875
5.25% 2/11/27	1,670,000	1,724,275
7.25% 9/12/25	2,585,000	2,840,605
μDeutsche Bank AG
3.55% 9/18/31	5,030,000	5,293,883
3.73% 1/14/32	4,715,000	4,820,238
Emirates NBD Bank PJSC 2.63% 2/18/25	930,000	960,216
Fifth Third Bancorp 3.65% 1/25/24	820,000	859,037
Goldman Sachs Group, Inc.
μ1.99% 1/27/32	6,340,000	6,078,646
μ2.62% 4/22/32	3,485,000	3,510,028
μ2.65% 10/21/32	1,405,000	1,413,791
3.50% 4/1/25	3,505,000	3,706,306
Hana Bank 1.25% 12/16/26	635,000	623,438
ICICI Bank Ltd. 4.00% 3/18/26	980,000	1,043,618
μJPMorgan Chase & Co.
1.47% 9/22/27	3,530,000	3,460,200
1.95% 2/4/32	1,420,000	1,367,691
2.52% 4/22/31	2,905,000	2,936,178
2.55% 11/8/32	2,225,000	2,237,509
2.58% 4/22/32	2,175,000	2,202,947
3.11% 4/22/41	1,290,000	1,335,988
3.33% 4/22/52	2,205,000	2,359,396
3.70% 5/6/30	230,000	251,356
4.02% 12/5/24	8,915,000	9,399,684
4.60% 2/1/25	2,405,000	2,468,131
5.00% 8/1/24	2,495,000	2,563,612
Morgan Stanley
μ1.79% 2/13/32	175,000	165,645
μ2.48% 9/16/36	21,715,000	20,910,456
5.00% 11/24/25	4,065,000	4,550,514
μNBK SPC Ltd. 1.63% 9/15/27	1,925,000	1,875,797
NongHyup Bank 0.88% 7/28/24	800,000	791,904
Oversea-Chinese Banking Corp. Ltd. 4.25% 6/19/24	1,220,000	1,297,864
PNC Bank NA
2.70% 11/1/22	490,000	498,166
3.88% 4/10/25	2,530,000	2,716,378
QNB Finance Ltd. 2.63% 5/12/25	2,150,000	2,206,438
μShinhan Financial Group Co. Ltd. 3.34% 2/5/30	690,000	710,195
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
SVB Financial Group
1.80% 10/28/26	5,775,000	$ 5,755,009
1.80% 2/2/31	1,505,000	1,425,833
μ4.00% 5/15/26	7,415,000	7,452,075
μ4.10% 2/15/31	4,850,000	4,796,650
Truist Bank
2.25% 3/11/30	4,195,000	4,184,067
μ2.64% 9/17/29	10,165,000	10,451,779
μTruist Financial Corp. 4.95% 9/1/25	2,750,000	2,950,452
U.S. Bancorp
1.45% 5/12/25	2,975,000	2,987,251
μ2.49% 11/3/36	1,685,000	1,678,520
3.38% 2/5/24	4,245,000	4,449,864
3.60% 9/11/24	2,640,000	2,804,010
μ3.70% 1/15/27	2,105,000	2,104,579
3.95% 11/17/25	4,130,000	4,522,969
U.S. Bank NA 3.40% 7/24/23	2,360,000	2,453,850
UBS Group AG 4.13% 9/24/25	5,765,000	6,224,191
μWells Fargo & Co. 3.90% 3/15/26	4,400,000	4,521,000
		238,317,894
Beverages–0.31%
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/50	6,970,000	8,592,743
		8,592,743
Biotechnology–1.12%
Amgen, Inc.
2.00% 1/15/32	7,585,000	7,344,655
2.80% 8/15/41	8,230,000	7,918,144
Biogen, Inc. 3.15% 5/1/50	5,985,000	5,752,563
Gilead Sciences, Inc. 4.15% 3/1/47	6,535,000	7,694,085
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	1,555,000	1,470,488
Royalty Pharma PLC 1.75% 9/2/27	1,285,000	1,262,481
		31,442,416
Building Materials–0.18%
Cemex SAB de CV 5.20% 9/17/30	880,000	944,900
Standard Industries, Inc. 3.38% 1/15/31	2,925,000	2,817,623
UltraTech Cement Ltd. 2.80% 2/16/31	1,220,000	1,177,889
		4,940,412
Chemicals–1.50%
Equate Petrochemical BV 2.63% 4/28/28	710,000	710,888

LVIP Delaware Diversified Income Fund–8

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
GC Treasury Center Co. Ltd. 4.30% 3/18/51	1,175,000	$ 1,288,721
ICL Group Ltd. 6.38% 5/31/38	735,000	942,637
International Flavors & Fragrances, Inc. 3.27% 11/15/40	6,330,000	6,427,632
LYB International Finance III LLC 3.38% 10/1/40	5,670,000	5,905,274
MEGlobal Canada ULC 5.00% 5/18/25	735,000	801,490
Methanex Corp. 5.25% 12/15/29	5,515,000	5,815,678
OCP SA
3.75% 6/23/31	960,000	931,584
4.50% 10/22/25	1,060,000	1,118,152
Olin Corp. 5.63% 8/1/29	1,415,000	1,532,374
Phosagro OAO Via Phosagro Bond Funding DAC 3.95% 4/24/23	705,000	718,522
Sasol Financing USA LLC
4.38% 9/18/26	1,080,000	1,086,750
5.88% 3/27/24	3,620,000	3,777,470
Westlake Chemical Corp. 3.13% 8/15/51	11,475,000	11,051,446
		42,108,618
Coal–0.03%
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25	730,000	759,200
		759,200
Commercial Services–1.20%
Ashtead Capital, Inc.
1.50% 8/12/26	5,345,000	5,246,912
2.45% 8/12/31	4,810,000	4,683,462
Bidvest Group UK PLC 3.63% 9/23/26	1,445,000	1,436,185
Global Payments, Inc.
2.15% 1/15/27	1,120,000	1,124,455
2.65% 2/15/25	3,604,000	3,703,749
2.90% 5/15/30	1,124,000	1,144,403
2.90% 11/15/31	4,135,000	4,194,070
3.20% 8/15/29	2,365,000	2,463,289
Hutama Karya Persero PT 3.75% 5/11/30	300,000	319,756
International Container Terminal Services, Inc. 4.75% 6/17/30	1,380,000	1,507,641
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25% 1/15/28	4,610,000	4,805,925
StoneCo Ltd. 3.95% 6/16/28	1,580,000	1,391,190
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc. 3.88% 2/15/31	1,639,000	$ 1,663,585
		33,684,622
Diversified Financial Services–2.10%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.40% 10/29/33	8,450,000	8,603,064
3.65% 7/21/27	3,144,000	3,313,212
4.50% 9/15/23	860,000	902,073
4.63% 10/15/27	1,405,000	1,554,220
6.50% 7/15/25	2,870,000	3,279,663
Air Lease Corp.
2.88% 1/15/26	3,870,000	3,991,673
3.00% 2/1/30	5,465,000	5,454,607
3.38% 7/1/25	1,255,000	1,309,492
μ4.13% 12/15/26	5,260,000	5,220,550
μAlly Financial, Inc. 4.70% 5/15/26	4,335,000	4,497,563
B3 SA - Brasil Bolsa Balcao 4.13% 9/20/31	1,670,000	1,609,479
BOC Aviation USA Corp. 1.63% 4/29/24	770,000	768,836
μCharles Schwab Corp.
4.00% 6/1/26	1,875,000	1,912,500
5.38% 6/1/25	4,755,000	5,182,950
Jefferies Group LLC 6.50% 1/20/43	750,000	1,035,697
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
2.63% 10/15/31	5,310,000	5,222,748
4.15% 1/23/30	2,135,000	2,366,862
XP, Inc. 3.25% 7/1/26	2,555,000	2,449,606
		58,674,795
Electric–3.92%
Abu Dhabi National Energy Co. PJSC 2.00% 4/29/28	1,235,000	1,221,106
Adani Electricity Mumbai Ltd. 3.87% 7/22/31	1,185,000	1,152,680
μAES Gener SA 7.13% 3/26/79	1,115,000	1,154,025
Alfa Desarrollo SpA 4.55% 9/27/51	1,430,000	1,411,410
Calpine Corp.
4.50% 2/15/28	896,000	929,600
5.00% 2/1/31	2,905,000	2,905,000
5.13% 3/15/28	855,000	867,962
CenterPoint Energy, Inc.
3.85% 2/1/24	821,000	860,139
4.25% 11/1/28	5,198,000	5,775,159
Cikarang Listrindo Tbk PT 4.95% 9/14/26	1,190,000	1,212,610

LVIP Delaware Diversified Income Fund–9

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Clean Renewable Power Mauritius Pte Ltd. 4.25% 3/25/27	830,000	$ 849,713
CLP Power Hong Kong Financing Ltd. 2.88% 4/26/23	545,000	557,066
μDuke Energy Corp. 4.88% 9/16/24	4,665,000	4,839,938
Duke Energy Indiana LLC 3.25% 10/1/49	2,480,000	2,565,886
μElectricite de France SA 2.88% 12/15/26	3,000,000	3,500,886
Enel Finance International NV
1.88% 7/12/28	5,420,000	5,284,330
2.25% 7/12/31	5,855,000	5,663,088
2.88% 7/12/41	3,145,000	3,015,343
Entergy Arkansas LLC 4.20% 4/1/49	1,930,000	2,288,715
Entergy Louisiana LLC 4.95% 1/15/45	545,000	585,686
Entergy Mississippi LLC 3.85% 6/1/49	2,400,000	2,751,504
Entergy Texas, Inc. 3.55% 9/30/49	1,380,000	1,455,604
Evergy Kansas Central, Inc. 3.45% 4/15/50	2,250,000	2,411,609
FirstEnergy Transmission LLC 4.55% 4/1/49	1,675,000	1,912,122
Greenko Power II Ltd. 4.30% 12/13/28	1,290,000	1,309,350
Infraestructura Energetica Nova SAB de CV 4.88% 1/14/48	755,000	762,550
Israel Electric Corp. Ltd. 5.00% 11/12/24	510,000	553,370
Louisville Gas & Electric Co. 4.25% 4/1/49	5,265,000	6,415,798
Minejesa Capital BV 5.63% 8/10/37	745,000	778,525
Mong Duong Finance Holdings BV 5.13% 5/7/29	1,088,000	1,054,000
NextEra Energy Capital Holdings, Inc. 3.00% 1/15/52	1,990,000	1,986,472
Oglethorpe Power Corp. 3.75% 8/1/50	3,049,000	3,261,064
Oryx Funding Ltd. 5.80% 2/3/31	1,225,000	1,294,903
Pacific Gas & Electric Co.
2.10% 8/1/27	925,000	893,034
3.25% 6/1/31	825,000	827,725
3.30% 8/1/40	6,427,000	5,957,915
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.88% 7/17/29	1,120,000	$ 1,184,546
4.13% 5/15/27	475,000	506,844
5.25% 5/15/47	528,000	589,523
PG&E Corp. 5.25% 7/1/30	2,640,000	2,768,568
Saudi Electricity Global Sukuk Co. 4 4.22% 1/27/24	1,135,000	1,200,980
μSempra Energy 4.88% 10/15/25	1,970,000	2,109,437
Southern California Edison Co.
3.65% 2/1/50	3,245,000	3,433,655
4.00% 4/1/47	1,745,000	1,924,061
4.88% 3/1/49	4,680,000	5,713,217
Southwestern Electric Power Co. 4.10% 9/15/28	8,995,000	9,963,065
		109,659,783
Energy-Alternate Sources–0.11%
Azure Power Energy Ltd. 3.58% 8/19/26	765,000	771,120
Investment Energy Resources Ltd. 6.25% 4/26/29	1,075,000	1,154,292
UEP Penonome II SA 6.50% 10/1/38	985,965	1,031,576
		2,956,988
Engineering & Construction–0.65%
μAbertis Infraestructuras Finance BV 3.25% 11/24/25	3,000,000	3,479,348
Aeropuerto Internacional de Tocumen SA 5.13% 8/11/61	300,000	313,878
Aeropuertos Argentina 2000 SA 8.50% 8/1/31	1,292,543	1,124,513
Artera Services LLC 9.03% 12/4/25	2,610,000	2,761,210
Cellnex Finance Co. SA 3.88% 7/7/41	4,894,000	4,680,230
HTA Group Ltd. 7.00% 12/18/25	1,395,000	1,452,195
IHS Holding Ltd. 5.63% 11/29/26	820,000	826,970
^Rutas 2 & 7 Finance Ltd. 0.00% 9/30/36	1,600,000	1,176,000
State Agency of Roads of Ukraine 6.25% 6/24/28	1,070,000	925,550
Summit Digitel Infrastructure Pvt Ltd. 2.88% 8/12/31	1,455,000	1,402,093
		18,141,987

LVIP Delaware Diversified Income Fund–10

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment–0.19%
Scientific Games International, Inc. 8.25% 3/15/26	2,875,000	$ 3,025,937
Six Flags Entertainment Corp. 4.88% 7/31/24	2,345,000	2,368,450
		5,394,387
Food–0.13%
NBM U.S. Holdings, Inc. 6.63% 8/6/29	920,000	1,006,259
Pilgrim's Pride Corp. 5.88% 9/30/27	2,431,000	2,566,990
		3,573,249
Forest Products & Paper–0.31%
Georgia-Pacific LLC
1.75% 9/30/25	1,770,000	1,776,931
8.00% 1/15/24	5,305,000	6,024,704
Suzano Austria GmbH 3.13% 1/15/32	860,000	832,059
		8,633,694
Gas–0.04%
ENN Energy Holdings Ltd. 2.63% 9/17/30	1,120,000	1,112,404
		1,112,404
Health Care Products–0.19%
Baxter International, Inc. 3.13% 12/1/51	3,516,000	3,617,368
Thermo Fisher Scientific, Inc. 2.80% 10/15/41	1,608,000	1,626,658
		5,244,026
Health Care Services–0.30%
Centene Corp. 3.38% 2/15/30	1,980,000	2,016,412
HCA, Inc. 7.58% 9/15/25	80,000	94,000
Tenet Healthcare Corp.
4.25% 6/1/29	3,400,000	3,452,666
6.13% 10/1/28	2,760,000	2,915,140
		8,478,218
Housewares–0.05%
Turkiye Sise ve Cam Fabrikalari AS 6.95% 3/14/26	1,265,000	1,290,300
		1,290,300
Insurance–1.37%
AIA Group Ltd. 3.38% 4/7/30	705,000	761,746
Aon Corp./Aon Global Holdings PLC 2.90% 8/23/51	18,100,000	17,422,894
Arthur J Gallagher & Co. 3.50% 5/20/51	2,675,000	2,824,770
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Brighthouse Financial, Inc.
3.85% 12/22/51	1,415,000	$ 1,395,631
4.70% 6/22/47	1,945,000	2,134,545
5.63% 5/15/30	1,610,000	1,921,125
GTCR AP Finance, Inc. 8.00% 5/15/27	798,000	827,925
Jackson Financial, Inc.
3.13% 11/23/31	1,400,000	1,407,367
4.00% 11/23/51	1,400,000	1,411,250
μMetLife, Inc. 3.85% 9/15/25	2,875,000	2,932,500
Prudential Financial, Inc. 3.70% 3/13/51	3,275,000	3,726,585
Sagicor Financial Co. Ltd. 5.30% 5/13/28	1,465,000	1,501,625
		38,267,963
Internet–0.18%
Alibaba Group Holding Ltd. 2.70% 2/9/41	1,390,000	1,268,710
B2W Digital Lux Sarl 4.38% 12/20/30	1,255,000	1,131,082
JD.com, Inc. 3.88% 4/29/26	980,000	1,048,301
Tencent Holdings Ltd.
2.88% 4/22/31	685,000	697,217
3.68% 4/22/41	740,000	768,019
		4,913,329
Iron & Steel–0.09%
CSN Inova Ventures 6.75% 1/28/28	935,000	984,087
JSW Steel Ltd. 5.05% 4/5/32	565,000	556,194
Vale Overseas Ltd. 3.75% 7/8/30	1,065,000	1,102,286
		2,642,567
Leisure Time–0.21%
Carnival Corp. 7.63% 3/1/26	3,339,000	3,500,107
Royal Caribbean Cruises Ltd. 5.50% 4/1/28	2,400,000	2,427,744
		5,927,851
Lodging–0.21%
MGM China Holdings Ltd. 4.75% 2/1/27	970,000	960,804
MGM Resorts International 4.75% 10/15/28	2,290,000	2,358,700
Sands China Ltd.
3.80% 1/8/26	750,000	753,855
4.38% 6/18/30	940,000	957,672
Wynn Macau Ltd. 5.63% 8/26/28	820,000	759,308
		5,790,339

LVIP Delaware Diversified Income Fund–11

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Construction & Mining–0.00%
Caterpillar, Inc. 2.60% 4/9/30	50,000	$ 52,103
		52,103
Machinery Diversified–0.10%
Otis Worldwide Corp.
3.11% 2/15/40	2,354,000	2,414,605
3.36% 2/15/50	406,000	427,855
		2,842,460
Media–2.45%
Altice Financing SA 5.00% 1/15/28	1,315,000	1,283,295
=Century Communication 9.50% 3/1/49	2,500,000	0
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70% 4/1/51	4,060,000	3,925,154
4.46% 7/23/22	5,555,000	5,636,992
4.80% 3/1/50	1,635,000	1,830,602
4.91% 7/23/25	760,000	836,842
5.05% 3/30/29	5,770,000	6,605,521
Comcast Corp.
3.20% 7/15/36	3,645,000	3,887,296
3.70% 4/15/24	7,050,000	7,490,022
3.75% 4/1/40	835,000	934,804
CSC Holdings LLC 4.63% 12/1/30	1,680,000	1,589,700
Discovery Communications LLC
4.00% 9/15/55	1,005,000	1,061,752
4.13% 5/15/29	11,195,000	12,376,592
5.20% 9/20/47	1,755,000	2,175,442
Time Warner Cable LLC 7.30% 7/1/38	5,775,000	8,173,433
Time Warner Entertainment Co. LP 8.38% 3/15/23	2,495,000	2,705,437
ViacomCBS, Inc. 4.38% 3/15/43	5,775,000	6,570,109
VTR Comunicaciones SpA 4.38% 4/15/29	1,465,000	1,450,350
		68,533,343
Mining–1.01%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	1,580,000	1,564,181
Corp. Nacional del Cobre de Chile
3.70% 1/30/50	800,000	815,613
4.25% 7/17/42	200,000	220,613
First Quantum Minerals Ltd.
6.88% 10/15/27	670,000	721,088
7.50% 4/1/25	4,595,000	4,726,877
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Newmont Corp.
2.25% 10/1/30	5,170,000	$ 5,097,204
2.60% 7/15/32	755,000	756,615
2.80% 10/1/29	7,585,000	7,798,841
Stillwater Mining Co. 4.00% 11/16/26	1,070,000	1,048,065
Vedanta Resources Finance II PLC 8.95% 3/11/25	4,675,000	4,558,125
Volcan Cia Minera SAA 4.38% 2/11/26	1,135,000	1,093,856
		28,401,078
Office Business Equipment–0.11%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	1,120,000	1,147,558
3.28% 12/1/28	910,000	932,418
3.57% 12/1/31	910,000	946,750
		3,026,726
Oil & Gas–2.31%
μBP Capital Markets PLC 4.88% 3/22/30	6,940,000	7,495,200
Canacol Energy Ltd. 5.75% 11/24/28	2,290,000	2,278,550
Chevron USA, Inc. 3.90% 11/15/24	2,320,000	2,482,895
CNX Resources Corp. 6.00% 1/15/29	5,325,000	5,538,000
Devon Energy Corp. 4.75% 5/15/42	3,620,000	4,191,348
Ecopetrol SA
4.63% 11/2/31	2,135,000	2,075,647
5.38% 6/26/26	710,000	748,170
Equinor ASA 1.75% 1/22/26	1,235,000	1,242,479
Gazprom PJSC via Gaz Finance PLC 3.25% 2/25/30	1,055,000	1,017,758
Geopark Ltd. 5.50% 1/17/27	1,025,000	987,844
KazMunayGas National Co. JSC 6.38% 10/24/48	481,000	631,074
Kosmos Energy Ltd. 7.75% 5/1/27	795,000	757,238
Lukoil Capital DAC
2.80% 4/26/27	1,760,000	1,733,125
3.60% 10/26/31	1,570,000	1,527,013
MC Brazil Downstream Trading SARL 7.25% 6/30/31	1,300,000	1,294,150
Medco Laurel Tree Pte Ltd. 6.95% 11/12/28	2,140,000	2,121,181
Murphy Oil Corp. 5.88% 12/1/27	4,950,000	5,110,726
Oil & Gas Holding Co. BSCC 7.63% 11/7/24	404,000	435,310
PDC Energy, Inc. 5.75% 5/15/26	2,280,000	2,356,129

LVIP Delaware Diversified Income Fund–12

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pertamina Persero PT 3.65% 7/30/29	410,000	$ 435,128
Petrobras Global Finance BV 6.75% 6/3/50	630,000	659,138
Petroleos Mexicanos
6.70% 2/16/32	4,134,000	4,175,340
6.75% 9/21/47	839,000	744,613
7.69% 1/23/50	255,000	246,075
Petronas Capital Ltd. 3.50% 4/21/30	500,000	540,323
PTTEP Treasury Center Co. Ltd. 2.59% 6/10/27	1,230,000	1,251,960
Qatar Energy
1.38% 9/12/26	515,000	504,772
2.25% 7/12/31	1,630,000	1,614,626
SA Global Sukuk Ltd. 2.69% 6/17/31	790,000	793,950
Saudi Arabian Oil Co.
1.63% 11/24/25	200,000	198,739
3.50% 11/24/70	735,000	714,788
4.25% 4/16/39	1,080,000	1,217,328
Southwestern Energy Co. 7.75% 10/1/27	4,000,000	4,315,000
Tengizchevroil Finance Co. International Ltd. 2.63% 8/15/25	892,000	893,598
Tullow Oil PLC 10.25% 5/15/26	1,130,000	1,141,741
YPF SA 6.95% 7/21/27	1,800,000	1,178,460
		64,649,416
Packaging & Containers–0.09%
Klabin Austria GmbH 5.75% 4/3/29	835,000	909,106
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA 3.50% 8/2/28	1,615,000	1,578,275
		2,487,381
Pharmaceuticals–1.78%
AbbVie, Inc. 4.05% 11/21/39	6,371,000	7,309,640
Bausch Health Cos., Inc. 6.25% 2/15/29	6,130,000	5,824,971
CVS Health Corp.
1.88% 2/28/31	615,000	590,035
3.75% 4/1/30	1,535,000	1,682,901
4.30% 3/25/28	8,724,000	9,789,962
4.78% 3/25/38	2,055,000	2,501,447
5.05% 3/25/48	4,900,000	6,406,446
Takeda Pharmaceutical Co. Ltd.
2.05% 3/31/30	2,480,000	2,428,545
3.03% 7/9/40	1,845,000	1,877,434
3.18% 7/9/50	4,391,000	4,426,134
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
5.13% 5/9/29	675,000	$ 661,709
6.75% 3/1/28	710,000	756,150
Viatris, Inc.
1.65% 6/22/25	595,000	592,745
2.30% 6/22/27	495,000	497,885
2.70% 6/22/30	3,640,000	3,652,915
4.00% 6/22/50	845,000	899,997
		49,898,916
Pipelines–2.44%
Abu Dhabi Crude Oil Pipeline LLC 4.60% 11/2/47	780,000	922,033
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.00% 2/1/29	3,383,000	3,514,074
Energy Transfer LP
6.25% 4/15/49	8,940,000	11,677,978
μ6.50% 11/15/26	5,670,000	5,769,225
Enterprise Products Operating LLC
3.20% 2/15/52	8,295,000	8,133,040
3.30% 2/15/53	4,245,000	4,222,035
Galaxy Pipeline Assets Bidco Ltd.
2.63% 3/31/36	1,370,000	1,338,479
2.94% 9/30/40	1,380,000	1,373,397
KazTransGas JSC 4.38% 9/26/27	1,957,000	2,128,238
Kinder Morgan, Inc. 3.60% 2/15/51	2,360,000	2,373,382
NuStar Logistics LP
5.63% 4/28/27	420,000	444,150
6.38% 10/1/30	4,436,000	4,923,960
ONEOK, Inc. 7.50% 9/1/23	5,305,000	5,767,412
Sabine Pass Liquefaction LLC
5.63% 3/1/25	3,420,000	3,796,965
5.75% 5/15/24	5,868,000	6,381,725
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	4,768,000	4,843,078
Transportadora de Gas del Sur SA 6.75% 5/2/25	880,000	807,409
		68,416,580
Real Estate–0.13%
China Evergrande Group 10.00% 4/11/23	1,020,000	153,000
CIFI Holdings Group Co. Ltd. 6.45% 11/7/24	795,000	781,087
Goodman HK Finance 4.38% 6/19/24	1,010,000	1,072,701

LVIP Delaware Diversified Income Fund–13

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate (continued)
Kaisa Group Holdings Ltd. 9.38% 6/30/24	705,000	$ 183,300
KWG Group Holdings Ltd. 7.40% 3/5/24	815,000	603,100
Longfor Group Holdings Ltd. 3.95% 9/16/29	915,000	944,278
		3,737,466
Real Estate Investment Trusts–0.46%
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 4.38% 7/22/31	1,195,000	1,145,013
Crown Castle International Corp.
3.80% 2/15/28	5,075,000	5,522,075
4.30% 2/15/29	2,155,000	2,405,610
CubeSmart LP 3.00% 2/15/30	2,272,000	2,367,794
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75% 2/1/27	265,000	299,450
Trust Fibra Uno 5.25% 1/30/26	1,065,000	1,166,186
		12,906,128
Retail–0.12%
Alsea SAB de CV 7.75% 12/14/26	1,145,000	1,187,033
Falabella SA 3.38% 1/15/32	795,000	787,050
Future Retail Ltd. 5.60% 1/22/25	905,000	562,910
InRetail Consumer 3.25% 3/22/28	985,000	975,160
		3,512,153
Semiconductors–0.77%
Broadcom, Inc. 3.47% 4/15/34	3,600,000	3,768,011
Micron Technology, Inc. 2.70% 4/15/32	1,405,000	1,406,588
NXP BV/NXP Funding LLC
2.70% 5/1/25	345,000	356,412
3.13% 2/15/42	1,965,000	1,977,164
4.30% 6/18/29	739,000	827,925
4.88% 3/1/24	6,435,000	6,912,516
5.55% 12/1/28	845,000	1,011,995
Qorvo, Inc. 3.38% 4/1/31	3,205,000	3,262,498
SK Hynix, Inc.
1.50% 1/19/26	1,115,000	1,090,572
2.38% 1/19/31	1,125,000	1,082,659
		21,696,340
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software–0.12%
Autodesk, Inc. 2.40% 12/15/31	3,465,000	$ 3,454,891
		3,454,891
Telecommunications–2.96%
Altice France Holding SA 6.00% 2/15/28	2,400,000	2,292,000
Altice France SA 5.50% 10/15/29	2,535,000	2,496,975
AT&T, Inc.
3.10% 2/1/43	2,337,000	2,271,892
3.50% 6/1/41	2,994,000	3,077,065
3.50% 9/15/53	2,960,000	2,986,329
Connect Finco SARL/Connect U.S. Finco LLC 6.75% 10/1/26	3,520,000	3,700,400
@Digicel Group Holdings Ltd. 10.00% 4/1/24	790,269	790,269
Frontier Communications Holdings LLC 5.88% 10/15/27	2,200,000	2,326,500
Ooredoo International Finance Ltd. 5.00% 10/19/25	605,000	679,113
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	1,730,625	1,810,580
Telefonica Celular del Paraguay SA 5.88% 4/15/27	870,000	900,450
Telefonica Moviles Chile SA 3.54% 11/18/31	1,145,000	1,140,134
T-Mobile USA, Inc.
1.50% 2/15/26	1,520,000	1,501,463
2.40% 3/15/29	345,000	348,339
2.55% 2/15/31	1,070,000	1,064,622
3.00% 2/15/41	2,650,000	2,587,211
3.50% 4/15/25	1,750,000	1,854,080
3.75% 4/15/27	2,405,000	2,604,375
3.88% 4/15/30	6,025,000	6,589,865
Turk Telekomunikasyon AS 6.88% 2/28/25	775,000	784,517
Turkcell Iletisim Hizmetleri AS 5.80% 4/11/28	1,300,000	1,241,500
VEON Holdings BV 3.38% 11/25/27	1,410,000	1,375,384
Verizon Communications, Inc.
2.55% 3/21/31	2,055,000	2,073,316
3.40% 3/22/41	3,635,000	3,805,640
4.50% 8/10/33	12,400,000	14,578,078
Vmed O2 UK Financing I PLC 4.25% 1/31/31	3,560,000	3,488,800
Vodafone Group PLC
4.25% 9/17/50	2,090,000	2,412,201
4.88% 6/19/49	8,605,000	10,851,506

LVIP Delaware Diversified Income Fund–14

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Zayo Group Holdings, Inc. 6.13% 3/1/28	1,125,000	$ 1,108,125
		82,740,729
Transportation–0.15%
Canadian Pacific Railway Co.
2.45% 12/2/31	1,050,000	1,070,558
3.00% 12/2/41	280,000	286,320
Lima Metro Line 2 Finance Ltd. 4.35% 4/5/36	1,073,670	1,132,721
Union Pacific Corp. 3.25% 2/5/50	1,605,000	1,720,194
		4,209,793
Trucking & Leasing–0.19%
DAE Funding LLC
1.55% 8/1/24	300,000	297,750
3.38% 3/20/28	4,870,000	4,918,700
		5,216,450
Water–0.10%
Essential Utilities, Inc.
2.70% 4/15/30	1,345,000	1,366,070
3.35% 4/15/50	1,315,000	1,361,029
		2,727,099
Total Corporate Bonds (Cost $1,145,718,400)		1,173,186,286
LOAN AGREEMENTS–4.58%
Acrisure LLC
•3.72% (LIBOR03M + 3.50%) 2/15/27	865,761	854,939
4.75% (LIBOR03M + 4.25%) 2/15/27	635,000	633,940
•Advantage Sales & Marketing, Inc. 5.25% (LIBOR03M + 4.50%) 10/28/27	1,356,818	1,356,818
•Altice France SA 4.12% (LIBOR02M + 4.00%) 8/14/26	344,350	342,284
•Applied Systems, Inc.
5.25% (LIBOR03M + 3.00%) 9/19/24	1,555,646	1,554,091
6.25% (LIBOR03M + 5.50%) 9/19/25	4,228,830	4,255,260
•Aramark Services, Inc.
1.85% (LIBOR01M + 1.75%) 3/11/25	979,296	966,134
2.60% (LIBOR01M + 2.50%) 4/6/28	613,800	609,964
•Aruba Investments, Inc.
4.75% (LIBOR06M + 3.75%) 11/24/27	684,834	684,834
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Aruba Investments, Inc. (continued)
8.50% (LIBOR 6M + 7.75%) 11/24/28	690,000	$ 691,152
•AssuredPartners, Inc. 3.60% (LIBOR01M + 3.50%) 2/12/27	304,257	301,552
•Avantor Funding, Inc. 2.75% (LIBOR01M + 2.25%) 11/8/27	1,597,945	1,595,948
•Ball Metalpack LLC
4.68% (LIBOR03M + 4.50%) 7/31/25	885,412	885,412
9.75% (LIBOR03M + 8.75%) 7/31/26	213,000	210,514
•Banff Merger Sub, Inc. 3.97% (LIBOR03M + 3.75%) 10/2/25	890,589	884,355
•Bausch Health Cos., Inc. 3.10% (LIBOR01M + 3.00%) 6/2/25	530,869	528,082
•Bella Holding Co. LLC 4.50% (LIBOR01M + 3.75%) 5/10/28	992,512	990,855
•Berry Global, Inc. 1.86% (LIBOR02M + 1.75%) 7/1/26	1,372,232	1,362,283
•BW Gas & Convenience Holdings LLC 4.00% (LIBOR01M + 3.50%) 3/31/28	2,129,300	2,123,977
•BWAY Holding Co. 3.35% (LIBOR01M + 3.25%) 4/3/24	476,127	469,323
•Caesars Resort Collection LLC 3.60% (LIBOR01M + 3.50%) 7/21/25	542,852	542,716
•Calpine Corp.
2.11% (LIBOR01M + 2.00%) 4/5/26	585,000	577,962
2.61% (LIBOR01M + 2.50%) 12/16/27	464,171	460,736
•Camelot U.S. Acquisition 1 Co. 4.00% (LIBOR01M + 3.00%) 10/30/26	1,227,600	1,225,685
•Carnival Corp. 3.75% (LIBOR03M + 3.00%) 6/30/25	935,750	926,393
•Castlelake Aviation Ltd. 3.25% (LIBOR03M + 2.75%) 10/22/26	902,737	897,944
•Change Healthcare Holdings LLC 3.50% (LIBOR01M + 2.50%) 3/1/24	464,218	463,688
•Charter Communications Operating LLC 1.86% (LIBOR01M + 1.75%) 2/1/27	1,140,909	1,129,317

LVIP Delaware Diversified Income Fund–15

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Chemours Co. 1.86% (LIBOR01M + 1.75%) 4/3/25	1,682,794	$ 1,666,269
•Connect Finco SARL 4.50% (LIBOR01M + 3.50%) 12/11/26	1,286,092	1,285,398
•Core & Main LP 2.60% (LIBOR01M + 2.50%) 7/27/28	1,457,150	1,446,833
•CoreLogic, Inc. 4.00% (LIBOR01M + 3.50%) 6/2/28	972,562	970,617
•CSC Holdings LLC
2.36% (LIBOR03M + 2.25%) 7/17/25	773,550	760,980
2.61% (LIBOR03M + 2.50%) 4/15/27	776,175	765,503
•DaVita, Inc. 1.85% (LIBOR01M + 1.75%) 8/12/26	1,604,160	1,594,711
•EFS Cogen Holdings I LLC 4.50% (LIBOR03M + 3.50%) 10/1/27	890,028	875,787
•Electron BidCo, Inc. 3.75% (LIBOR04M + 3.25%) 11/1/28	850,000	847,119
•Ensemble RCM LLC 3.88% (LIBOR03M + 3.75%) 8/3/26	770,270	768,984
•Epicor Software Corp.
4.00% (LIBOR01M + 3.25%) 7/30/27	2,562,562	2,559,026
8.75% (LIBOR01M + 7.75%) 7/31/28	1,500,000	1,532,505
•Frontier Communications Corp. 4.50% (LIBOR03M + 3.75%) 10/8/27	3,370,530	3,363,789
•Gainwell Acquisition Corp. 4.75% (LIBOR03M + 4.00%) 10/1/27	2,258,452	2,261,840
•Garda World Security Corp. 4.36% (LIBOR01M + 4.25%) 10/30/26	383,943	382,665
•Gardner Denver, Inc. 1.85% (LIBOR01M + 1.75%) 3/1/27	1,472,507	1,455,117
•Global Medical Response, Inc. 5.25% (LIBOR03M + 4.25%) 10/2/25	2,218,991	2,207,342
•Golden Nugget, Inc. 3.25% (LIBOR02M + 2.50%) 10/4/23	1,371,088	1,361,421
•Granite Holdings U.S. Acquisition Co. 4.22% (LIBOR03M + 4.00%) 9/30/26	244,240	243,935
•Gray Television, Inc. 2.60% (LIBOR03M + 2.25%) 2/7/24	1,592,396	1,587,220
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
Grupo Aeromexico SAB de CV
=•9.00% (LIBOR01M + 8.00%) 8/19/22	2,500,000	$ 2,500,000
•15.50% (LIBOR01M + 2.00%) 8/19/22	1,964,722	1,933,680
•Hamilton Projects Acquiror LLC 5.50% (LIBOR03M + 4.75%) 6/17/27	1,284,271	1,282,396
•Heartland Dental LLC
3.60% (LIBOR01M + 3.50%) 4/30/25	1,589,429	1,572,215
4.10% (LIBOR01M + 4.00%) 4/30/25	626,850	625,283
•Hilton Worldwide Finance LLC 1.85% (LIBOR01M + 1.75%) 6/22/26	188,754	187,042
•Hub International Ltd. 2.97% (LIBOR03M + 2.75%) 4/25/25	957,558	945,809
•Informatica LLC 2.88% (LIBOR01M + 2.75%) 10/27/28	1,100,000	1,095,094
•IQVIA, Inc. 1.97% (LIBOR03M + 1.75%) 6/11/25	1,345,081	1,339,109
•JBS USA Lux SA 2.10% (LIBOR01M + 2.00%) 5/1/26	379,275	378,240
•Kenan Advantage Group, Inc. 4.50% (LIBOR01M + 3.75%) 3/24/26	935,550	931,003
∞Madison Safety & Flow LLC 0.00% 12/14/28	2,550,000	2,547,603
•Michaels Cos., Inc. 5.00% (LIBOR03M + 4.25%) 4/15/28	2,463	2,438
•Mileage Plus Holdings LLC 6.25% (LIBOR03M + 5.25%) 6/21/27	2,150,000	2,264,229
•Numericable Group SA 2.88% (LIBOR03M + 2.75%) 7/31/25	851,745	835,068
•Olympus Water U.S. Holding Corp. 4.25% (LIBOR03M + 3.75%) 11/9/28	1,025,000	1,020,726
•ON Semiconductor Corp. 2.10% (LIBOR01M + 2.00%) 9/19/26	1,669,994	1,667,289
•Organon & Co. 3.50% (LIBOR03M + 3.00%) 6/2/28	4,251,975	4,252,868
•Pacific Gas & Electric Co. 3.50% (LIBOR03M + 3.00%) 6/23/25	1,822,682	1,800,810
•PAE Holding Corp. 5.25% (LIBOR01M + 4.50%) 10/19/27	4,618,000	4,619,154

LVIP Delaware Diversified Income Fund–16

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
∞Pelican Products, Inc. 0.00% 11/16/28	450,000	$ 447,750
•Penn National Gaming, Inc. 3.00% (LIBOR01M + 2.25%) 10/15/25	1,237,067	1,235,137
•Peraton Corp. 4.50% (LIBOR01M + 3.75%) 2/1/28	2,123,950	2,123,185
•Pilot Travel Centers LLC 2.10% (LIBOR01M + 2.00%) 8/4/28	1,256,850	1,248,316
•PQ Corp. 3.25% (LIBOR03M + 2.75%) 6/9/28	696,500	695,253
∞Pre-Paid Legal Services, Inc. 0.00% 12/9/28	2,015,000	2,001,560
•Prestige Brands, Inc. 2.50% (LIBOR01M + 2.00%) 7/3/28	618,750	621,070
•Pretium PKG Holdings, Inc. 4.50% (LIBOR03M + 3.75%) 11/5/27	1,220,000	1,216,499
•Prime Security Services Borrower LLC 3.50% (LIBOR01M + 2.75%) 9/23/26	820,785	819,570
•RealPage, Inc. 3.75% (LIBOR01M + 3.25%) 4/24/28	1,995,000	1,987,838
•Reynolds Group Holdings, Inc.
3.35% (LIBOR01M + 3.25%) 2/5/26	908,138	902,180
4.00% (LIBOR01M + 3.50%) 9/20/28	513,712	512,510
•Russell Investments U.S. Inst'l Holdco, Inc. 4.50% (LIBOR 6M + 3.50%) 5/30/25	447,494	447,046
•Ryan Specialty Group LLC 3.75% (LIBOR01M + 3.00%) 9/1/27	1,135,625	1,133,922
•Scientific Games International, Inc. 2.85% (LIBOR01M + 2.75%) 8/14/24	1,000,502	996,280
•Sinclair Television Group, Inc. 3.11% (LIBOR01M + 3.00%) 4/1/28	883,692	866,018
•Spirit Aerosystems, Inc. 4.25% (LIBOR01M + 3.75%) 1/15/25	1,480,078	1,480,448
•SS&C European Holdings SARL 1.85% (LIBOR01M + 1.75%) 4/16/25	396,462	391,657
•SS&C Technologies, Inc. 1.85% (LIBOR01M + 1.75%) 4/16/25	488,391	482,472
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Stars Group Holdings BV 2.47% (LIBOR03M + 2.25%) 7/21/26	395,237	$ 393,565
•Summit Materials Cos. I LLC 2.10% (LIBOR01M + 2.00%) 11/21/24	3,509	3,506
•Tecta America Corp.
5.00% (LIBOR01M + 4.25%) 4/10/28	570,659	569,946
9.25% (LIBOR01M + 8.50%) 4/9/29	770,000	766,150
•Telenet Financing USD LLC 2.11% (LIBOR03M + 2.00%) 4/30/28	1,480,000	1,452,250
•Terrier Media Buyer, Inc. 3.60% (LIBOR01M + 3.50%) 12/17/26	927,175	922,307
•TransDigm, Inc. 2.35% (LIBOR01M + 2.25%) 12/9/25	1,741,139	1,715,684
TricorBraun Holdings, Inc.
✠•3.25% (LIBOR01M + 3.25%) 3/3/28	181,635	180,171
•3.75% (LIBOR01M + 3.25%) 3/3/28	804,169	797,687
•Ultimate Software Group, Inc.
3.85% (LIBOR01M + 3.75%) 5/4/26	3,935,230	3,920,473
4.00% (LIBOR03M + 3.25%) 5/4/26	4,539,696	4,512,730
•United Rentals, Inc. 1.85% (LIBOR01M + 1.75%) 10/31/25	120,938	121,240
•USI, Inc.
3.22% (LIBOR03M + 3.00%) 5/16/24	1,150,652	1,140,999
3.47% (LIBOR03M + 3.25%) 12/2/26	340,135	337,523
•Vertical U.S. Newco, Inc. 4.00% (LIBOR06M + 3.50%) 7/30/27	1,285,744	1,285,564
•Vistra Operations Co. LLC 1.86% (LIBOR01M + 1.75%) 12/31/25	1,959,203	1,942,981
•Whole Earth Brands, Inc. 5.50% (LIBOR03M + 4.50%) 2/5/28	773,546	767,744
•Zekelman Industries, Inc. 2.10% (LIBOR01M + 2.00%) 1/24/27	542,592	537,068
Total Loan Agreements (Cost $127,628,178)		128,239,574
MUNICIPAL BONDS–1.01%
Commonwealth of Puerto Rico
4.32% 6/1/22(GO)	6,435,000	6,337,581

LVIP Delaware Diversified Income Fund–17

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Commonwealth of Puerto Rico (continued)
= 5.00% 6/1/22	3,525,000	$ 3,516,187
5.25% 6/1/22	3,095,000	3,091,131
5.25% 6/1/22(GO)	8,025,000	8,032,962
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	7,240,000	6,896,100
South Carolina Public Service Authority Series D 4.77% 12/1/45	340,000	440,085
Total Municipal Bonds (Cost $28,223,307)		28,314,046
NON-AGENCY ASSET-BACKED SECURITIES–3.22%
American Tower Trust #1 Series 13 2A 3.07% 3/15/48	3,070,000	3,074,297
•Apex Credit CLO Ltd. Series 2018-1A A2 1.15% (LIBOR03M + 1.03%) 4/25/31	6,200,000	6,159,495
•Atlas Senior Loan Fund X Ltd. Series 2018-10A A 1.21% (LIBOR03M + 1.09%) 1/15/31	3,339,487	3,323,290
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	4,160,000	4,356,602
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.88% 11/25/36	773,828	781,836
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	9,000,000	8,757,081
Domino's Pizza Master Issuer LLC 2.66% 4/25/51	14,925,000	14,987,819
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	240,000	235,023
•Galaxy XXI CLO Ltd. Series 2015-21A AR 1.15% (LIBOR03M + 1.02%) 4/20/31	3,000,000	3,000,060
GM Financial Leasing Trust Series 2021-1 B 0.54% 2/20/25	360,000	357,388
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	1,209,375	1,268,730
•ICG U.S. CLO Ltd. Series 2014-1A A1A2 1.33% (LIBOR03M + 1.20%) 10/20/34	2,000,000	2,001,072
JPMorgan Chase Bank NA - CACLN Series 2021-3 B 0.76% 2/26/29	2,229,471	2,215,495
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•KKR Financial CLO Ltd. Series 2013-1A A1R 1.41% (LIBOR03M + 1.29%) 4/15/29	3,000,000	$ 3,000,474
•Man GLG U.S. CLO Series 2018-1A A1R 1.27% (LIBOR03M + 1.14%) 4/22/30	8,200,000	8,188,274
Mercedes-Benz Master Owner Trust Series 2019-BA A 2.61% 5/15/24	1,000,000	1,008,135
•Midocean Credit CLO IX Series 2018-9A A1 1.28% (LIBOR03M + 1.15%) 7/20/31	3,000,000	3,000,192
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	3,550,000	3,499,801
•Saranac CLO VII Ltd. Series 2014-2A A1AR 1.39% (LIBOR03M + 1.23%) 11/20/29	2,951,849	2,950,975
•Signal Peak CLO 5 Ltd. Series 2018-5A A 1.23% (LIBOR03M + 1.11%) 4/25/31	4,600,000	4,600,083
•Steele Creek CLO Ltd. Series 2017-1A A 1.37% (LIBOR03M + 1.25%) 10/15/30	2,000,000	1,993,896
•Towd Point Mortgage Trust
3.25% 6/25/57	1,505,000	1,554,108
Series 2015-6 A1B 2.75% 4/25/55	11,016	11,008
Series 2016-2 A1 3.00% 8/25/55	56,859	57,013
Series 2016-3 A1 2.25% 4/25/56	33,728	33,736
Series 2017-1 A1 2.75% 10/25/56	166,295	167,729
Series 2017-2 A1 2.75% 4/25/57	92,235	92,954
Series 2018-1 A1 3.00% 1/25/58	490,244	496,430
UNIFY Auto Receivables Trust Series 2021-1A A3 0.51% 6/16/25	3,300,000	3,289,755
•Venture 42 CLO Ltd. Series 2021-42A A1A 1.25% (LIBOR03M + 1.13%) 4/15/34	3,370,000	3,362,721
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	650,000	646,819

LVIP Delaware Diversified Income Fund–18

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Zais CLO 17 Ltd. Series 2021-17A A1A 1.49% (LIBOR03M + 1.33%) 10/20/33	1,500,000	$ 1,497,510
Total Non-Agency Asset-Backed Securities (Cost $90,215,096)		89,969,801
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.98%
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	34,671	34,504
•Connecticut Avenue Securities Trust
Series 2018-R07 1M2 2.50% (LIBOR01M + 2.40%) 4/25/31	422,687	424,743
Series 2019-R01 2M2 2.55% (LIBOR01M + 2.45%) 7/25/31	285,952	287,322
Series 2019-R02 1M2 2.40% (LIBOR01M + 2.30%) 8/25/31	795,991	799,362
•Flagstar Mortgage Trust 2.50% 4/25/51	1,086,929	1,099,072
•GS Mortgage-Backed Securities Corp. Trust 2.50% 9/25/51	4,434,047	4,483,583
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	4,592,408	4,583,438
•JP Morgan Mortgage Trust
3.00% 12/25/50	2,206,739	2,235,176
Series 2014-2 B1 3.42% 6/25/29	264,812	274,837
Series 2014-2 B2 3.42% 6/25/29	98,983	101,760
Series 2015-1 B2 2.12% 12/25/44	1,037,150	1,045,883
Series 2015-4 B1 3.57% 6/25/45	746,354	764,435
Series 2015-4 B2 3.57% 6/25/45	535,428	546,945
Series 2015-5 B2 2.34% 5/25/45	937,333	946,068
Series 2015-6 B1 3.52% 10/25/45	471,303	480,932
Series 2015-6 B2 3.52% 10/25/45	456,575	464,328
Series 2016-4 B1 3.83% 10/25/46	432,623	441,787
Series 2016-4 B2 3.83% 10/25/46	795,973	810,587
Series 2017-1 B3 3.47% 1/25/47	1,595,376	1,615,504
Series 2017-2 A3 3.50% 5/25/47	160,844	163,288
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust (continued)
Series 2020-2 A3 3.50% 7/25/50	284,255	$ 287,714
Series 2020-7 A3 3.00% 1/25/51	968,284	976,907
Series 2021-1 A3 2.50% 6/25/51	1,617,256	1,623,066
Series 2021-10 A3 2.50% 12/25/51	3,076,422	3,074,259
Series 2021-11 A3 2.50% 1/25/52	8,661,267	8,655,177
Series 2021-13 B1 3.15% 4/25/52	3,268,765	3,355,330
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	806,754	806,691
Series 2021-4 A3 2.50% 7/25/51	1,552,092	1,546,151
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	410,601	422,081
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	1,598,783	1,595,660
Series 2021-6 A1 2.50% 12/25/51	3,000,000	2,982,891
•Sequoia Mortgage Trust
3.77% 5/25/45	3,110,668	3,140,404
3.80% 8/25/47	3,327,332	3,384,276
Series 2015-1 B2 3.91% 1/25/45	379,011	379,321
Series 2020-4 A2 2.50% 11/25/50	1,164,286	1,165,651
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	411,021	417,255
Total Non-Agency Collateralized Mortgage Obligations (Cost $55,774,733)		55,416,388
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–9.43%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	3,645,000	3,922,886
•Series 2017-BNK5 B 3.90% 6/15/60	1,500,000	1,593,409
Series 2017-BNK7 A5 3.44% 9/15/60	2,645,000	2,854,250
Series 2019-BN20 A3 3.01% 9/15/62	2,540,000	2,699,313
Series 2019-BN21 A5 2.85% 10/17/52	6,160,000	6,478,104
Series 2019-BN23 A3 2.92% 12/15/52	4,500,000	4,754,339

LVIP Delaware Diversified Income Fund–19

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK (continued)
Series 2020-BN25 A5 2.65% 1/15/63	13,000,000	$ 13,492,107
Series 2020-BN26 A4 2.40% 3/15/63	5,000,000	5,098,707
Benchmark Mortgage Trust
A5 2.58% 4/15/54	10,880,000	11,220,636
•Series 2018-B1 A5 3.67% 1/15/51	1,270,000	1,384,005
Series 2020-B17 A5 2.29% 3/15/53	2,750,000	2,772,817
Series 2020-B19 A5 1.85% 9/15/53	5,190,000	5,060,145
Series 2020-B20 A5 2.03% 10/15/53	16,819,000	16,608,724
Series 2020-B21 A5 1.98% 12/17/53	2,450,000	2,408,529
Series 2020-B22 A5 1.97% 1/15/54	4,450,000	4,371,537
Series 2021-B24 A5 2.58% 3/15/54	4,435,000	4,576,580
Series 2021-B29 A5 2.39% 9/15/54	2,000,000	2,028,328
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	5,060,000	5,576,721
Series 2019-CF2 A5 2.87% 11/15/52	6,500,000	6,753,119
Series 2019-CF3 A4 3.01% 1/15/53	3,650,000	3,852,533
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	11,497,976	11,938,331
Series 2019-CD8 A4 2.91% 8/15/57	2,650,000	2,784,071
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.19% 12/15/47	22,227	22,221
Series 2016-C7 A3 3.84% 12/10/54	5,695,000	6,176,114
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	1,935,000	2,034,542
Series 2015-GC27 A5 3.14% 2/10/48	2,780,000	2,893,930
Series 2016-P3 A4 3.33% 4/15/49	3,100,000	3,269,913
Series 2017-C4 A4 3.47% 10/12/50	1,560,000	1,676,253
Series 2019-C7 A4 3.10% 12/15/72	3,670,000	3,910,433
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	3,050,000	3,101,356
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2013-WWP A2 3.42% 3/10/31	2,540,000	$ 2,600,461
Series 2014-CR19 A5 3.80% 8/10/47	9,707,000	10,243,283
Series 2014-CR20 AM 3.94% 11/10/47	7,775,000	8,123,098
Series 2015-3BP A 3.18% 2/10/35	3,960,000	4,107,365
Series 2015-CR23 A4 3.50% 5/10/48	1,910,000	2,005,876
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	1,790,000	1,884,737
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	1,240,000	1,322,339
Series 2017-GS5 A4 3.67% 3/10/50	2,980,000	3,225,805
Series 2017-GS6 A3 3.43% 5/10/50	4,410,000	4,719,274
•Series 2018-GS9 A4 3.99% 3/10/51	1,370,000	1,512,348
Series 2019-GC39 A4 3.57% 5/10/52	820,000	897,457
Series 2019-GC42 A4 3.00% 9/1/52	13,750,000	14,548,214
Series 2020-GC47 A5 2.38% 5/12/53	6,020,000	6,101,617
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	2,445,000	2,471,295
Series 2015-JP1 A5 3.91% 1/15/49	1,590,000	1,705,529
Series 2016-JP2 A4 2.82% 8/15/49	4,995,000	5,187,401
Series 2016-JP2 AS 3.06% 8/15/49	3,095,000	3,159,035
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	3,380,969	3,567,740
Series 2015-C33 A4 3.77% 12/15/48	4,710,000	5,034,563
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	2,080,000	2,180,022
Series 2017-C7 A5 3.41% 10/15/50	3,425,000	3,683,219
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	580,062	203,022
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	1,640,000	1,723,073

LVIP Delaware Diversified Income Fund–20

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2015-C26 A5 3.53% 10/15/48		1,970,000	$ 2,081,845
Series 2016-C29 A4 3.33% 5/15/49		1,620,000	1,714,166
Morgan Stanley Capital I Trust
Series 2019-L3 A4 3.13% 11/15/52		2,400,000	2,555,367
Series 2020-HR8 A4 2.04% 7/15/53		8,415,000	8,287,227
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45		39,522	39,483
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46		1,000,000	1,003,584
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47		1,175,000	1,234,862
Series 2015-NXS3 A4 3.62% 9/15/57		1,250,000	1,332,590
Series 2016-BNK1 A3 2.65% 8/15/49		2,575,000	2,665,092
Series 2017-C38 A5 3.45% 7/15/50		2,240,000	2,415,962
Series 2020-C58 A4 2.09% 7/15/53		1,540,000	1,525,498
WFRBS Commercial Mortgage Trust Series 2012-C10 A3 2.88% 12/15/45		3,605,000	3,639,768
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $261,030,750)			264,016,170
ΔSOVEREIGN BONDS–4.53%
Albania—0.01%
Albania Government International Bond 3.50% 6/16/27	EUR	350,000	413,816
			413,816
Angola—0.02%
Angola Government International Bond
8.25% 5/9/28		306,000	306,979
8.25% 5/9/28		353,000	354,130
			661,109
Argentina—0.02%
Argentine Republic Government International Bond
φ0.50% 7/9/30		1,460,820	511,302
1.00% 7/9/29		65,195	23,634
φ1.13% 7/9/35		318,160	101,814
			636,750
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Armenia—0.01%
Armenia International Bond 3.60% 2/2/31		300,000	$ 279,486
			279,486
Azerbaijan—0.02%
Azerbaijan International Bond 3.50% 9/1/32		563,000	569,767
			569,767
Bahrain—0.02%
Bahrain Government International Bond 7.38% 5/14/30		600,000	665,256
			665,256
Brazil—0.17%
Brazil Government International Bond
3.88% 6/12/30		709,000	687,730
4.75% 1/14/50		525,000	466,468
Brazil Notas do Tesouro Nacional 10.00% 1/1/27	BRL	22,000,000	3,676,706
			4,830,904
Chile—0.20%
Bonos de la Tesoreria de la Republica en pesos
2.30% 10/1/28	CLP	2,205,000,000	2,135,641
2.80% 10/1/33	CLP	2,950,000,000	2,623,491
Chile Government International Bond 3.50% 1/25/50		701,000	725,423
			5,484,555
Colombia—0.08%
Colombia Government International Bond
4.13% 2/22/42		326,000	272,210
5.00% 6/15/45		442,000	398,905
5.20% 5/15/49		300,000	275,295
Colombia Government International Bonds 3.25% 4/22/32		1,421,000	1,277,124
			2,223,534
Costa Rica—0.01%
Costa Rica Government International Bond
5.63% 4/30/43		200,000	171,002
7.16% 3/12/45		200,000	197,502
			368,504
Dominican Republic—0.08%
Dominican Republic International Bond
4.50% 1/30/30		544,000	552,840
4.88% 9/23/32		1,475,000	1,498,969
5.30% 1/21/41		300,000	296,250
			2,348,059

LVIP Delaware Diversified Income Fund–21

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Ecuador—0.03%
Ecuador Government International Bond
^0.00% 7/31/30		66,179	$ 37,226
φ0.50% 7/31/40		280,799	164,267
φ1.00% 7/31/35		612,686	402,075
φ5.00% 7/31/30		233,793	193,756
			797,324
Egypt—0.09%
Egypt Government International Bond
3.88% 2/16/26		300,000	280,380
5.75% 5/29/24		475,000	493,525
7.90% 2/21/48		616,000	515,666
7.90% 2/21/48		200,000	167,424
8.70% 3/1/49		1,079,000	957,461
			2,414,456
El Salvador—0.01%
El Salvador Government International Bond 7.12% 1/20/50		609,000	333,427
			333,427
Gabon—0.01%
Gabon Government International Bond 6.63% 2/6/31		275,000	266,571
			266,571
Germany—0.01%
Georgia Government International Bond 2.75% 4/22/26		300,000	298,410
			298,410
Ghana—0.01%
Ghana Government International Bond 7.88% 3/26/27		456,000	400,331
			400,331
Guatemala—0.02%
Guatemala Government Bond 4.88% 2/13/28		387,000	415,448
			415,448
Indonesia—0.23%
Indonesia Government International Bond
4.63% 4/15/43		230,000	270,018
5.25% 1/17/42		600,000	751,360
Indonesia Treasury Bond 6.13% 5/15/28	IDR	71,493,000,000	5,101,402
Perusahaan Penerbit SBSN Indonesia III 3.55% 6/9/51		200,000	204,008
			6,326,788
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Ivory Coast—0.05%
Ivory Coast Government International Bond
4.88% 1/30/32	EUR	200,000	$ 218,738
6.13% 6/15/33		1,182,000	1,244,055
			1,462,793
Jordan—0.01%
Jordan Government International Bond 5.75% 1/31/27		244,000	256,219
			256,219
Kenya—0.02%
Kenya Government International Bond
6.30% 1/23/34		200,000	195,988
8.00% 5/22/32		400,000	436,240
			632,228
Lebanon—0.01%
‡Lebanon Government International Bond 6.25% 5/27/22		1,351,000	142,395
			142,395
Macedonia—0.01%
North Macedonia Government International Bond 3.68% 6/3/26	EUR	250,000	301,347
			301,347
Malaysia—0.43%
Malaysia Government Bond 3.96% 9/15/25	MYR	49,025,000	12,145,125
			12,145,125
Mexico—0.05%
Mexico Government International Bond 4.50% 4/22/29		1,140,000	1,268,432
			1,268,432
Mongolia—0.03%
Mongolia Government International Bond
3.50% 7/7/27		300,000	282,358
5.63% 5/1/23		414,000	425,914
			708,272
Morocco—0.02%
Morocco Government International Bond
1.38% 3/30/26	EUR	300,000	342,609
2.38% 12/15/27		200,000	194,750
			537,359

LVIP Delaware Diversified Income Fund–22

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Nigeria—0.02%
Nigeria Government International Bond 7.88% 2/16/32		652,000	$ 641,229
			641,229
Oman—0.03%
Oman Government International Bond
6.75% 1/17/48		630,000	640,143
7.00% 1/25/51		200,000	209,160
			849,303
Pakistan—0.01%
Pakistan Government International Bond 7.38% 4/8/31		200,000	198,250
			198,250
Panama—0.06%
Panama Bonos del Tesoro 3.36% 6/30/31		200,000	201,000
Panama Government International Bond 3.75% 4/17/26		1,411,000	1,497,212
			1,698,212
Paraguay—0.06%
Paraguay Government International Bond
2.74% 1/29/33		524,000	504,350
4.95% 4/28/31		500,000	561,250
5.40% 3/30/50		445,000	507,856
			1,573,456
Peru—0.07%
Peru Government Bond 6.95% 8/12/31	PEN	1,226,000	329,124
Peru Government International Bond
2.39% 1/23/26		596,000	604,946
2.84% 6/20/30		644,000	649,963
5.63% 11/18/50		182,000	255,712
			1,839,745
Qatar—0.07%
Qatar Government International Bond
4.00% 3/14/29		675,000	760,441
4.40% 4/16/50		869,000	1,079,552
			1,839,993
Romania—0.01%
Romanian Government International Bond
2.63% 12/2/40	EUR	114,000	115,478
3.38% 1/28/50	EUR	214,000	229,021
			344,499
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Russia—0.07%
Russia Foreign Bond - Eurobond
4.25% 6/23/27		1,400,000	$ 1,511,471
5.25% 6/23/47		400,000	506,016
			2,017,487
Saudi Arabia—0.04%
Saudi Government International Bond
3.25% 11/17/51		380,000	374,121
3.63% 3/4/28		730,000	794,751
			1,168,872
Senegal—0.03%
Senegal Government International Bond 6.75% 3/13/48		873,000	854,929
			854,929
Serbia—0.02%
Serbia International Bond
2.13% 12/1/30		210,000	196,497
3.13% 5/15/27	EUR	400,000	485,092
			681,589
South Africa—0.03%
Republic of South Africa Government International Bond
4.85% 9/30/29		296,000	305,620
5.75% 9/30/49		413,000	396,893
			702,513
Spain—1.95%
Spain Government Bond 0.01% 1/31/27	EUR	47,900,000	54,583,902
			54,583,902
Sri Lanka—0.02%
Sri Lanka Government International Bond
6.20% 5/11/27		742,000	373,122
7.55% 3/28/30		200,000	99,000
			472,122
Trinidad And Tobago—0.01%
Trinidad & Tobago Government International Bond 4.50% 6/26/30		250,000	253,250
			253,250
Turkey—0.06%
Hazine Mustesarligi Varlik Kiralama AS 5.13% 6/22/26		350,000	334,075
Turkey Government International Bond 7.63% 4/26/29		922,000	920,866
Turkiye Ihracat Kredi Bankasi AS 5.75% 7/6/26		600,000	549,384
			1,804,325

LVIP Delaware Diversified Income Fund–23

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Ukraine—0.10%
Ukraine Government International Bond
6.88% 5/21/29		350,000	$ 309,207
7.75% 9/1/26		1,434,000	1,365,197
9.75% 11/1/28		1,220,000	1,231,200
			2,905,604
Uruguay—0.12%
Uruguay Government International Bond
4.38% 1/23/31		563,110	648,286
8.50% 3/15/28	UYU	118,200,000	2,622,348
			3,270,634
Uzbekistan—0.07%
Republic of Uzbekistan International Bond
3.90% 10/19/31		500,000	477,560
4.75% 11/16/28		380,000	365,408
5.38% 2/20/29		1,094,000	1,163,259
			2,006,227
Total Sovereign Bonds (Cost $131,978,263)			126,894,806
SUPRANATIONAL BANKS–0.04%
Banque Ouest Africaine de Developpement
2.75% 1/22/33	EUR	300,000	358,679
5.00% 7/27/27		589,000	649,184
Total Supranational Banks (Cost $940,477)			1,007,863
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–9.09%
U.S. Treasury Bonds
1.38% 11/15/40	20,420,000	$ 18,609,320
1.88% 11/15/51	9,190,000	9,116,767
2.00% 8/15/51	9,010,000	9,184,569
2.25% 8/15/46	46,325,000	48,981,449
U.S. Treasury Notes
0.75% 12/31/23	1,130,000	1,130,221
1.00% 12/15/24	59,925,000	59,990,543
1.25% 12/31/26	67,940,000	67,865,691
1.38% 11/15/31	24,725,000	24,412,074
^U.S. Treasury Strip Principal 0.00% 5/15/44	23,660,000	15,180,722
Total U.S. Treasury Obligations (Cost $251,233,281)		254,471,356

	Number of Shares
MONEY MARKET FUND–1.68%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	47,129,940	47,129,940
Total Money Market Fund (Cost $47,129,940)		47,129,940

TOTAL INVESTMENTS–100.10% (Cost $2,773,187,942)	2,801,894,992

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(2,793,781)
NET ASSETS APPLICABLE TO 266,881,080 SHARES OUTSTANDING–100.00%	$2,799,101,211
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND STANDARD CLASS ($385,982,322 / 36,644,616 Shares)	$10.533
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND SERVICE CLASS ($2,413,118,889 / 230,236,464 Shares)	$10.481
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,768,656,420
Distributable earnings/(accumulated loss)	30,444,791
TOTAL NET ASSETS	$2,799,101,211

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
LVIP Delaware Diversified Income Fund–24

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
@ PIK. 100% of the income received was in the form of additional par.
∞ Delayed settlement. Interest rate to be determined upon settlement date.
✠ All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 1 in the Notes to Financial Statements for more information regarding unfunded loan commitments.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
Δ Securities have been classified by country of origin.

★ Includes $1,000,000 cash collateral held at broker for futures contracts, $139,464 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $20,277,161 payable for securities purchased, $269,018 payable for fund shares redeemed, $359,917 other accrued expenses payable, $154,521 payable for unfunded loan commitments, $2,039,735 due to manager and affiliates and $120,405 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	(2,286,000)	USD	2,580,208	1/28/22	$—	$ (23,908)
JPMC	EUR	(54,900,000)	USD	62,432,280	2/18/22	—	(131,240)
JPMC	PEN	(1,271,000)	USD	313,518	1/28/22	—	(4,503)
Total Foreign Currency Exchange Contracts						$—	$(159,651)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(276)	U.S. Treasury 10 yr Ultra Notes	$(40,416,750)	$(39,836,090)	3/22/22	$ —	$(580,660)
252	U.S. Treasury 3 yr Notes	57,420,563	57,497,845	3/31/22	—	(77,282)
197	U.S. Treasury 5 yr Notes	23,832,383	23,732,943	3/31/22	99,440	—
308	U.S. Treasury Long Bonds	49,414,750	48,898,093	3/22/22	516,657	—
(165)	U.S. Treasury Ultra Bonds	(32,525,625)	(32,432,309)	3/22/22	—	(93,316)
Total Futures Contracts					$616,097	$(751,258)
LVIP Delaware Diversified Income Fund–25

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
Protection Purchased
JPMC Federative Republic of Brazil 4.25% 6/20/26-Quarterly	4,754,000	(1.00%)	6/20/26	$177,644	$134,691	$42,953	$—
Protection Sold
JPMC United Mexican States 4.15% 6/20/26-Quarterly	3,900,000	(1.00%)	6/20/26	(33,187)	(5,060)	—	(28,127)
Total CDS Contracts					$129,631	$42,953	$(28,127)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
BRL–Brazilian Real
CLO–Collateralized Loan Obligation
CLP–Chilean Peso
DB-JPM–Deutsche Bank JPMorgan
EUR–Euro
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GO–Government Obligation
GS–Goldman Sachs
IDR–Indonesia Rupiah
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPMC–JPMorgan Chase
JPM-DB–JPMorgan Deutsche Bank
LB–Lehman Brothers
LIBOR–London Interbank Offered Rate
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR02M–Intercontinental Exchange London Interbank Offered Rate USD 2 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
MYR–Malaysian Ringgit
PEN–Peruvian Nuevo Sol
PJSC–Public Joint Stock Company
PRIME–Federal Reserve Prime Lending Rate
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SBSN–Surat Berharga Syariah Negara
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
USD–United States Dollar
UYU–Uruguay Peso
WFRBS–Wells Fargo Royal Bank of Scotland
LVIP Delaware Diversified Income Fund–26

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–27

LVIP Delaware Diversified Income Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 79,766,778
Foreign taxes withheld	(26,830)
79,739,948
EXPENSES:
Management fees	16,148,779
Distribution fees-Service Class	7,323,322
Shareholder servicing fees	555,021
Accounting and administration expenses	488,350
Custodian fees	105,309
Professional fees	94,346
Pricing fees	84,639
Trustees’ fees and expenses	79,264
Reports and statements to shareholders	72,349
Consulting fees	10,524
Other	150,455
25,112,358
Less:
Expenses reimbursed	(1,954,145)
Total operating expenses	23,158,213
NET INVESTMENT INCOME	56,581,735
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	14,147,572
Foreign currencies	(765,539)
Foreign currency exchange contracts	1,537,239
Futures contracts	(3,403,408)
Swap contracts	(405,558)
Net realized gain	11,110,306
Net change in unrealized appreciation (depreciation) of:
Investments	(111,449,632)
Foreign currencies	(13,308)
Foreign currency exchange contracts	(73,653)
Futures contracts	151,764
Swap contracts	326,986
Net change in unrealized appreciation (depreciation)	(111,057,843)
NET REALIZED AND UNREALIZED LOSS	(99,947,537)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (43,365,802)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 56,581,735	$ 55,655,724
Net realized gain	11,110,306	102,766,812
Net change in unrealized appreciation (depreciation)	(111,057,843)	98,166,887
Net increase (decrease) in net assets resulting from operations	(43,365,802)	256,589,423
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(30,250,374)	(9,603,347)
Service Class	(175,401,553)	(53,757,035)
Return of capital:
Standard Class	(55,583)	—
Service Class	(341,438)	—
	(206,048,948)	(63,360,382)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,470,966	49,638,290
Service Class	281,547,227	195,616,086
Reinvestment of dividends and distributions:
Standard Class	30,305,957	9,603,347
Service Class	175,742,991	53,757,035
	549,067,141	308,614,758
Cost of shares redeemed:
Standard Class	(56,989,714)	(48,609,998)
Service Class	(192,770,529)	(251,895,931)
	(249,760,243)	(300,505,929)
Increase in net assets derived from capital share transactions	299,306,898	8,108,829
NET INCREASE IN NET ASSETS	49,892,148	201,337,870
NET ASSETS:
Beginning of year	2,749,209,063	2,547,871,193
End of year	$2,799,101,211	$2,749,209,063
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–28

LVIP Delaware Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 11.560	$ 10.710	$ 9.990	$ 10.540	$ 10.290
Income (loss) from investment operations:
Net investment income[2]	0.247	0.270	0.310	0.340	0.340
Net realized and unrealized gain (loss)	(0.402)	0.890	0.710	(0.560)	0.190
Total from investment operations	(0.155)	1.160	1.020	(0.220)	0.530
Less dividends and distributions from:
Net investment income	(0.553)	(0.310)	(0.300)	(0.330)	(0.280)
Net realized gain	(0.318)	—	—	—	—
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.872)	(0.310)	(0.300)	(0.330)	(0.280)
Net asset value, end of period	$ 10.533	$ 11.560	$ 10.710	$ 9.990	$ 10.540
Total return[3]	(1.30%)	11.04%	10.43% [4]	(2.12%)	5.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,982	$386,607	$ 348,697	$323,184	$333,226
Ratio of expenses to average net assets	0.56%	0.60%	0.62%	0.65%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.63%	0.64%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	2.26%	2.42%	2.92%	3.38%	3.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	2.38%	2.90%	3.38%	3.22%
Portfolio turnover	280%	132%	171%	143%	145%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–29

LVIP Delaware Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 11.470	$ 10.630	$ 9.920	$ 10.460	$ 10.220
Income (loss) from investment operations:
Net investment income[2]	0.213	0.230	0.270	0.310	0.310
Net realized and unrealized gain (loss)	(0.403)	0.880	0.710	(0.550)	0.180
Total from investment operations	(0.190)	1.110	0.980	(0.240)	0.490
Less dividends and distributions from:
Net investment income	(0.480)	(0.270)	(0.270)	(0.300)	(0.250)
Net realized gain	(0.318)	—	—	—	—
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.799)	(0.270)	(0.270)	(0.300)	(0.250)
Net asset value, end of period	$ 10.481	$ 11.470	$ 10.630	$ 9.920	$ 10.460
Total return[3]	(1.62%)	10.69%	10.08% [4]	(2.29%)	4.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,413,119	$2,362,602	$2,199,174	$2,033,837	$2,185,214
Ratio of expenses to average net assets	0.86%	0.90%	0.92%	0.93%	0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.93%	0.94%	0.94%	0.95%	0.96%
Ratio of net investment income to average net assets	1.96%	2.12%	2.62%	3.10%	2.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	2.08%	2.60%	3.08%	2.92%
Portfolio turnover	280%	132%	171%	143%	145%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–30

LVIP Delaware Diversified Income Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum long-term total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Diversified Income Fund–31

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Net Assets.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Delaware Diversified Income Fund is $470,021 and $465,924 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1, 2021, for its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $10,911,800. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $5,236,979.
Effective May 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.54% of the Fund’s average daily net assets for the Standard Class and 0.84% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual
LVIP Delaware Diversified Income Fund–32

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
agreement of the Board and LIAC.   Prior to May 1, 2021, DMC (Delaware Management Company) had contractually agreed to waive all or a portion of its management fee and reimburse the Predecessor Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), did not exceed 0.60% of the Predecessor Fund’s average daily net assets.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2024	Total
LIAC	$ 1,633,948	$ 1,633,948
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$89,211
Legal	19,411
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $36,926 and $33,688 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $72,187 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $4,957,452. Prior to May 1, 2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $2,365,870.
LVIP Delaware Diversified Income Fund–33

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 139,464
Management fees payable to LIAC	1,356,764
Distribution fees payable to LFD	614,131
Shareholder servicing fees payable to Lincoln Life	68,840
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$3,377,839,784
Purchases of U.S. government securities	4,112,656,187
Sales other than U.S. government securities	3,428,442,830
Sales of U.S. government securities	4,037,334,422
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,773,772,428
Aggregate unrealized appreciation of investments and derivatives	$ 28,477,188
Aggregate unrealized depreciation of investments and derivatives	(355,563)
Net unrealized appreciation of investments and derivatives	$ 28,121,625
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Delaware Diversified Income Fund–34

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 73,660,559	$ —	$ 73,660,559
Agency Commercial Mortgage-Backed Securities	—	11,738,856	—	11,738,856
Agency Mortgage-Backed Securities	—	542,368,395	—	542,368,395
Convertible Bond	—	5,480,952	—	5,480,952
Corporate Bonds
Advertising	—	839,950	—	839,950
Aerospace & Defense	—	14,170,563	—	14,170,563
Agriculture	—	6,327,129	—	6,327,129
Airlines	—	40,925,236	—	40,925,236
Auto Manufacturers	—	34,781,461	—	34,781,461
Auto Parts & Equipment	—	7,085,110	—	7,085,110
Banks	—	238,317,894	—	238,317,894
Beverages	—	8,592,743	—	8,592,743
Biotechnology	—	31,442,416	—	31,442,416
Building Materials	—	4,940,412	—	4,940,412
Chemicals	—	42,108,618	—	42,108,618
Coal	—	759,200	—	759,200
Commercial Services	—	33,684,622	—	33,684,622
Diversified Financial Services	—	58,674,795	—	58,674,795
Electric	—	109,659,783	—	109,659,783
Energy-Alternate Sources	—	2,956,988	—	2,956,988
Engineering & Construction	—	18,141,987	—	18,141,987
Entertainment	—	5,394,387	—	5,394,387
Food	—	3,573,249	—	3,573,249
Forest Products & Paper	—	8,633,694	—	8,633,694
Gas	—	1,112,404	—	1,112,404
Health Care Products	—	5,244,026	—	5,244,026
Health Care Services	—	8,478,218	—	8,478,218
Housewares	—	1,290,300	—	1,290,300
Insurance	—	38,267,963	—	38,267,963
Internet	—	4,913,329	—	4,913,329
Iron & Steel	—	2,642,567	—	2,642,567
Leisure Time	—	5,927,851	—	5,927,851
Lodging	—	5,790,339	—	5,790,339
Machinery Construction & Mining	—	52,103	—	52,103
Machinery Diversified	—	2,842,460	—	2,842,460
Media	—	68,533,343	0*	68,533,343
Mining	—	28,401,078	—	28,401,078
Office Business Equipment	—	3,026,726	—	3,026,726
Oil & Gas	—	64,649,416	—	64,649,416
Packaging & Containers	—	2,487,381	—	2,487,381
Pharmaceuticals	—	49,898,916	—	49,898,916
Pipelines	—	68,416,580	—	68,416,580
Real Estate	—	3,737,466	—	3,737,466
Real Estate Investment Trusts	—	12,906,128	—	12,906,128
Retail	—	3,512,153	—	3,512,153
Semiconductors	—	21,696,340	—	21,696,340
Software	—	3,454,891	—	3,454,891
Telecommunications	—	82,740,729	—	82,740,729
Transportation	—	4,209,793	—	4,209,793
Trucking & Leasing	—	5,216,450	—	5,216,450
Water	—	2,727,099	—	2,727,099
Loan Agreements	—	125,739,574	2,500,000	128,239,574
Municipal Bonds	—	24,797,859	3,516,187	28,314,046
Non-Agency Asset-Backed Securities	—	89,969,801	—	89,969,801
Non-Agency Collateralized Mortgage Obligations	—	55,416,388	—	55,416,388
LVIP Delaware Diversified Income Fund–35

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Non-Agency Commercial Mortgage-Backed Securities	$ —	$ 264,016,170	$ —	$ 264,016,170
Sovereign Bonds	—	126,894,806	—	126,894,806
Supranational Banks	—	1,007,863	—	1,007,863
U.S. Treasury Obligations	—	254,471,356	—	254,471,356
Money Market Fund	47,129,940	—	—	47,129,940
Total Investments	$47,129,940	$2,748,748,865	$6,016,187	$2,801,894,992
Derivatives:

Assets:
Futures Contracts	$ 616,097	$ —	$—	$ 616,097
Swap Contract	$ —	$ 42,953	$—	$ 42,953
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(159,651)	$—	$(159,651)
Futures Contracts	$(751,258)	$ —	$—	$(751,258)
Swap Contract	$ —	$ (28,127)	$—	$ (28,127)

*	Includes securities that have been valued at zero on the "Schedule of Investments" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, forward contracts and swap contracts, straddle losses deferral, Passive Foreign Investment Company ("PFIC") and premium amortization accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$200,176,448	$63,360,382
Long-term capital gains	5,475,479	—
Return of capital	397,021	—
Total	$206,048,948	$63,360,382
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 4,931,045
Other temporary differences	(2,583,876)
Net unrealized appreciation	28,097,622
Distributable earnings/(accumulated loss)	$30,444,791
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $2,121,453 of capital loss carryforwards.
LVIP Delaware Diversified Income Fund–36

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	5,616,580	4,446,065
Service Class	25,616,446	17,621,747
Shares reinvested:
Standard Class	2,852,754	904,270
Service Class	16,642,806	5,090,628
	50,728,586	28,062,710
Shares redeemed:
Standard Class	(5,254,413)	(4,474,166)
Service Class	(17,988,288)	(23,693,787)
	(23,242,701)	(28,167,953)
Net increase (decrease)	27,485,885	(105,243)
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP Delaware Diversified Income Fund–37

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $1,000,000 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2021, the notional value of the protection sold was USD 3,900,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2021, net unrealized depreciation of the protection sold was $28,127.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to hedge against credit events..
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
LVIP Delaware Diversified Income Fund–38

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(159,651)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	616,097	Liabilities net of receivables and other assets	(751,258)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	42,953	Liabilities net of receivables and other assets	(28,127)
Total		$659,050		$(939,036)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 1,537,239	$ (73,653)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,403,408)	151,764
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(405,558)	326,986
Total		$(2,271,727)	$405,097
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$5,022,398	$20,474,544
Futures contracts (average notional value)	54,913,219	32,466,007
CDS contracts (average notional value)	2,794,154	3,061,769
At December 31, 2021, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$300,000
Total	$300,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP Delaware Diversified Income Fund–39

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$42,953	$(187,778)	$(144,825)
Total	$42,953	$(187,778)	$(144,825)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$(144,825)	$—	$—	$—	$—	$(144,825)
Total	$(144,825)	$—	$—	$—	$—	$(144,825)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Delaware Diversified Income Fund–40

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Income Fund–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Income Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Diversified Income Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Diversified Income Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Diversified Income Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Diversified Income Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Income Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Income Fund–47

LVIP Delaware High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware High Yield Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 4.92% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the ICE BofA U.S. High Yield Constrained Index1, returned 5.35%.
The high yield market entered 2021 in the midst of its recovery from the 2020 COVID-19 pandemic. The improving fundamental outlook, low interest rate environment, friendly capital markets and declining default rates provided the backdrop for attractive high yield returns versus other fixed income asset classes.
As the year progressed, the market periodically faced short lived bouts of volatility. Treasury yield volatility, COVID-19 variants, supply chain disruptions and inflation all took their turns trying to derail the high yield market to no avail. Fundamentals remained resilient, interest rates remained range bound, and capital markets remained wide open. As a result, the ICE BofA US High Yield Constrained Index returned a healthy 5.35% for the year led by CCC-rated bonds returning 10.26% followed by B-rated and BB-rated bonds returning 4.96% and 4.19%, respectively.
The Fund’s strong credit selection within technology, healthcare and chemicals and its overweight, as well as strong credit selection, within transportation, enhanced the Fund’s performance. Poor credit selection within energy, services and leisure all detracted from the Fund’s performance.
Portfolio Managers:
Delaware Investments Fund Advisers:	Adam H. Brown
John P. McCarthy
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware High Yield Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,243 for the Standard Class shares and to $17,736 for the Service Class shares. For comparison, look at how the ICE BofA U.S. High Yield Constrained Index did over the same period. The same $10,000 investment would have increased to $19,149. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 4.92%
Five Years	+ 6.11%
Ten Years	+ 6.20%
Service Class Shares
One Year	+ 4.59%
Five Years	+ 5.81%
Ten Years	+ 5.90%
1. The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of benchmark.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware High Yield Fund–1

LVIP Delaware High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,015.60	0.74%	$3.76
Service Class Shares	1,000.00	1,014.10	1.04%	5.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware High Yield Fund–2

LVIP Delaware High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	89.00%
Advertising	1.33%
Aerospace & Defense	0.85%
Airlines	1.66%
Auto Manufacturers	1.76%
Banks	4.01%
Chemicals	2.54%
Commercial Services	4.37%
Distribution/Wholesale	0.46%
Diversified Financial Services	4.09%
Electric	2.02%
Electrical Components & Equipment	0.38%
Electronics	1.05%
Engineering & Construction	0.50%
Entertainment	1.56%
Environmental Control	0.48%
Food	1.20%
Forest Products & Paper	0.28%
Health Care Products	2.34%
Health Care Services	5.29%
Home Builders	0.64%
Insurance	2.05%
Internet	0.49%
Investment Company	0.32%
Iron & Steel	0.51%
Leisure Time	3.35%
Lodging	1.21%
Machinery Construction & Mining	0.57%
Machinery Diversified	0.63%
Media	7.84%
Metal Fabricate & Hardware	0.79%
Mining	3.59%
Oil & Gas	6.39%
Oil & Gas Services	0.66%
Packaging & Containers	0.99%
Pharmaceuticals	1.38%
Pipelines	6.09%
Real Estate Investment Trusts	1.26%
Retail	4.08%
Semiconductors	0.26%
Software	2.24%
Telecommunications	6.54%
Transportation	0.95%
Loan Agreements	6.69%
Municipal Bond	0.49%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	3.00%
Total Investments	99.18%
Receivables and Other Assets Net of Liabilities	0.82%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	8.51%
BB	47.23%
B	29.40%
CCC	13.00%
Non-Rated	1.86%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware High Yield Fund–3

LVIP Delaware High Yield Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–89.00%
Advertising–1.33%
Clear Channel Outdoor Holdings, Inc.
7.50% 6/1/29	590,000	$ 629,825
7.75% 4/15/28	520,000	556,400
Terrier Media Buyer, Inc. 8.88% 12/15/27	1,290,000	1,394,193
		2,580,418
Aerospace & Defense–0.85%
Bombardier, Inc. 6.00% 2/15/28	670,000	672,030
Spirit Aerosystems, Inc. 4.25% (LIBOR01M + 3.75%) 1/15/25	980,000	980,245
		1,652,275
Airlines–1.66%
Air Canada 3.88% 8/15/26	625,000	637,500
Delta Air Lines, Inc. 7.38% 1/15/26	459,000	540,379
United Airlines Holdings, Inc. 4.88% 1/15/25	1,985,000	2,042,069
		3,219,948
Auto Manufacturers–1.76%
Allison Transmission, Inc. 5.88% 6/1/29	785,000	853,687
Ford Motor Credit Co. LLC
3.38% 11/13/25	505,000	524,655
4.13% 8/17/27	560,000	604,453
4.54% 8/1/26	510,000	553,987
5.58% 3/18/24	460,000	495,650
μGeneral Motors Financial Co., Inc. 5.70% 9/30/30	340,000	387,600
		3,420,032
Banks–4.01%
μBarclays PLC 6.13% 12/15/25	915,000	990,121
μCredit Suisse Group AG 4.50% 9/3/30	930,000	906,750
μDeutsche Bank AG 6.00% 10/30/25	1,400,000	1,454,250
Popular, Inc. 6.13% 9/14/23	1,476,000	1,570,907
μSVB Financial Group 4.10% 2/15/31	1,425,000	1,409,325
μUBS Group AG 4.38% 2/10/31	1,475,000	1,457,005
		7,788,358
Chemicals–2.54%
Chemours Co. 5.75% 11/15/28	1,445,000	1,512,005
INEOS Quattro Finance 2 Plc 3.38% 1/15/26	995,000	998,632
LSF11 A5 HoldCo LLC 6.63% 10/15/29	475,000	467,875
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
NOVA Chemicals Corp. 4.25% 5/15/29	1,000,000	$ 1,004,060
WR Grace Holdings LLC 5.63% 8/15/29	935,000	957,206
		4,939,778
Commercial Services–4.37%
ADT Security Corp. 4.13% 8/1/29	970,000	955,450
Ahern Rentals, Inc. 7.38% 5/15/23	530,000	504,162
Gartner, Inc. 4.50% 7/1/28	765,000	798,955
Nielsen Finance LLC/Nielsen Finance Co.
4.50% 7/15/29	250,000	245,935
4.75% 7/15/31	1,340,000	1,323,250
PECF USS Intermediate Holding III Corp. 8.00% 11/15/29	280,000	289,940
Prime Security Services Borrower LLC/Prime Finance, Inc.
5.75% 4/15/26	540,000	579,782
6.25% 1/15/28	1,880,000	1,959,900
Sotheby's/Bidfair Holdings, Inc. 5.88% 6/1/29	925,000	943,500
United Rentals North America, Inc. 3.88% 2/15/31	880,000	893,200
		8,494,074
Distribution/Wholesale–0.46%
Wolverine Escrow LLC 9.00% 11/15/26	950,000	902,500
		902,500
Diversified Financial Services–4.09%
μAerCap Holdings NV 5.88% 10/10/79	1,180,000	1,221,300
μAir Lease Corp. 4.65% 6/15/26	905,000	937,806
Ally Financial, Inc.
μ4.70% 5/15/26	955,000	990,813
8.00% 11/1/31	770,000	1,089,988
Castlelake Aviation Finance DAC 5.00% 4/15/27	1,470,000	1,458,975
Midcap Financial Issuer Trust 6.50% 5/1/28	1,430,000	1,490,775
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.50% 6/1/24	705,000	754,350
		7,944,007
Electric–2.02%
Calpine Corp.
4.63% 2/1/29	170,000	167,663
5.00% 2/1/31	1,005,000	1,005,000
LVIP Delaware High Yield Fund–4

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PG&E Corp. 5.25% 7/1/30	490,000	$ 513,863
μVistra Corp.
7.00% 12/15/26	1,045,000	1,058,470
8.00% 10/15/26	455,000	481,162
Vistra Operations Co. LLC 4.38% 5/1/29	690,000	691,125
		3,917,283
Electrical Components & Equipment–0.38%
Energizer Holdings, Inc. 4.38% 3/31/29	755,000	736,842
		736,842
Electronics–1.05%
II-VI, Inc. 5.00% 12/15/29	970,000	990,583
Sensata Technologies BV 4.00% 4/15/29	1,030,000	1,051,888
		2,042,471
Engineering & Construction–0.50%
Artera Services LLC 9.03% 12/4/25	925,000	978,590
		978,590
Entertainment–1.56%
Caesars Entertainment, Inc.
6.25% 7/1/25	575,000	603,534
8.13% 7/1/27	470,000	520,497
Scientific Games International, Inc.
7.25% 11/15/29	455,000	507,325
8.25% 3/15/26	778,000	818,845
Six Flags Entertainment Corp. 4.88% 7/31/24	575,000	580,750
		3,030,951
Environmental Control–0.48%
Madison IAQ LLC 5.88% 6/30/29	935,000	935,000
		935,000
Food–1.20%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.50% 1/15/30	525,000	570,938
6.50% 4/15/29	720,000	792,007
Kraft Heinz Foods Co. 5.20% 7/15/45	765,000	972,677
		2,335,622
Forest Products & Paper–0.28%
Domtar Corp. 6.75% 10/1/28	530,000	544,034
		544,034
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products–2.34%
Avantor Funding, Inc. 3.88% 11/1/29	2,630,000	$ 2,658,693
Mozart Debt Merger Sub, Inc. 3.88% 4/1/29	795,000	792,194
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.25% 2/1/28	462,000	496,650
7.38% 6/1/25	572,000	603,460
		4,550,997
Health Care Services–5.29%
CHS/Community Health Systems, Inc.
4.75% 2/15/31	955,000	963,356
8.00% 3/15/26	480,000	504,600
DaVita, Inc. 4.63% 6/1/30	815,000	834,356
Encompass Health Corp. 4.75% 2/1/30	659,000	678,770
Global Medical Response, Inc. 6.50% 10/1/25	1,445,000	1,459,450
Hadrian Merger Sub, Inc. 8.50% 5/1/26	920,000	945,300
HCA, Inc.
5.38% 2/1/25	585,000	642,915
5.88% 2/1/29	513,000	611,265
7.58% 9/15/25	580,000	681,500
ModivCare Escrow Issuer, Inc. 5.00% 10/1/29	375,000	382,973
Surgery Center Holdings, Inc. 10.00% 4/15/27	490,000	520,625
Tenet Healthcare Corp.
4.38% 1/15/30	485,000	491,337
6.13% 10/1/28	505,000	533,386
6.75% 6/15/23	510,000	545,062
6.88% 11/15/31	426,000	486,705
		10,281,600
Home Builders–0.64%
M/I Homes, Inc. 4.95% 2/1/28	1,193,000	1,240,720
		1,240,720
Insurance–2.05%
AmWINS Group, Inc. 4.88% 6/30/29	1,260,000	1,272,600
GTCR AP Finance, Inc. 8.00% 5/15/27	368,000	381,800
HUB International Ltd. 5.63% 12/1/29	890,000	916,896
USI, Inc. 6.88% 5/1/25	1,400,000	1,410,500
		3,981,796

LVIP Delaware High Yield Fund–5

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet–0.49%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50% 3/1/29	960,000	$ 952,651
		952,651
Investment Company–0.32%
Hightower Holding LLC 6.75% 4/15/29	610,000	625,250
		625,250
Iron & Steel–0.51%
Allegheny Technologies, Inc.
4.88% 10/1/29	105,000	105,105
5.13% 10/1/31	880,000	886,600
		991,705
Leisure Time–3.35%
Carnival Corp.
4.00% 8/1/28	690,000	684,825
5.75% 3/1/27	2,355,000	2,355,000
6.00% 5/1/29	310,000	308,450
7.63% 3/1/26	720,000	754,740
Royal Caribbean Cruises Ltd. 5.50% 4/1/28	2,375,000	2,402,455
		6,505,470
Lodging–1.21%
Boyd Gaming Corp. 4.75% 12/1/27	965,000	984,300
MGM Resorts International 4.75% 10/15/28	1,320,000	1,359,600
		2,343,900
Machinery Construction & Mining–0.57%
Terex Corp. 5.00% 5/15/29	1,085,000	1,114,837
		1,114,837
Machinery Diversified–0.63%
Granite U.S. Holdings Corp. 11.00% 10/1/27	430,000	467,625
OT Merger Corp. 7.88% 10/15/29	350,000	344,313
TK Elevator Holdco GmbH 7.63% 7/15/28	386,000	413,502
		1,225,440
Media–7.84%
AMC Networks, Inc. 4.25% 2/15/29	1,245,000	1,237,219
Beasley Mezzanine Holdings LLC 8.63% 2/1/26	955,000	943,062
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50% 8/15/30	1,215,000	1,243,176
4.50% 5/1/32	230,000	236,613
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (continued)
5.38% 6/1/29	765,000	$ 825,538
CSC Holdings LLC
4.63% 12/1/30	945,000	894,206
5.00% 11/15/31	895,000	862,556
5.75% 1/15/30	1,450,000	1,444,562
Cumulus Media New Holdings, Inc. 6.75% 7/1/26	854,000	886,025
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88% 8/15/27	1,765,000	1,806,848
DISH DBS Corp. 5.75% 12/1/28	860,000	868,600
Gray Escrow II, Inc. 5.38% 11/15/31	1,265,000	1,301,369
LCPR Senior Secured Financing DAC 6.75% 10/15/27	522,000	548,100
Nexstar Broadcasting, Inc. 4.75% 11/1/28	680,000	692,750
Sirius XM Radio, Inc. 4.00% 7/15/28	1,440,000	1,448,050
		15,238,674
Metal Fabricate & Hardware–0.79%
Roller Bearing Co. of America, Inc. 4.38% 10/15/29	1,505,000	1,535,100
		1,535,100
Mining–3.59%
Eldorado Gold Corp. 6.25% 9/1/29	935,000	950,783
First Quantum Minerals Ltd.
6.88% 10/15/27	680,000	731,850
7.25% 4/1/23	535,000	541,152
7.50% 4/1/25	745,000	766,382
Freeport-McMoRan, Inc. 5.45% 3/15/43	1,163,000	1,461,996
Hudbay Minerals, Inc. 6.13% 4/1/29	425,000	450,664
New Gold, Inc. 7.50% 7/15/27	915,000	972,187
Novelis Corp.
3.25% 11/15/26	195,000	196,706
3.88% 8/15/31	195,000	193,781
4.75% 1/30/30	255,000	268,069
Vedanta Resources Finance II PLC 8.95% 3/11/25	455,000	443,625
		6,977,195

LVIP Delaware High Yield Fund–6

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–6.39%
•Apro LLC 4.50% (LIBOR01M + 3.75%) 11/14/26	2	$ 2
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88% 6/30/29	1,015,000	976,623
7.00% 11/1/26	475,000	481,531
Callon Petroleum Co. 6.13% 10/1/24	685,000	674,725
CNX Resources Corp.
6.00% 1/15/29	1,420,000	1,476,800
7.25% 3/14/27	455,000	482,632
Murphy Oil Corp. 6.38% 7/15/28	1,640,000	1,743,041
Occidental Petroleum Corp.
6.45% 9/15/36	455,000	580,128
6.60% 3/15/46	1,850,000	2,400,375
6.63% 9/1/30	670,000	829,125
PDC Energy, Inc. 5.75% 5/15/26	1,167,000	1,205,966
Southwestern Energy Co.
5.38% 3/15/30	560,000	600,029
7.75% 10/1/27	908,000	979,505
		12,430,482
Oil & Gas Services–0.66%
TechnipFMC PLC 6.50% 2/1/26	1,192,000	1,276,157
		1,276,157
Packaging & Containers–0.99%
@ARD Finance SA 6.50% 6/30/27	820,000	844,600
Intertape Polymer Group, Inc. 4.38% 6/15/29	1,070,000	1,070,000
		1,914,600
Pharmaceuticals–1.38%
Bausch Health Cos., Inc. 6.25% 2/15/29	1,310,000	1,244,814
Cheplapharm Arzneimittel GmbH 5.50% 1/15/28	935,000	946,688
Organon Finance 1 LLC 5.13% 4/30/31	475,000	496,223
		2,687,725
Pipelines–6.09%
CNX Midstream Partners LP 4.75% 4/15/30	485,000	483,181
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63% 5/1/27	423,000	430,931
6.00% 2/1/29	803,000	834,112
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
DCP Midstream Operating LP 5.13% 5/15/29	1,365,000	$ 1,542,450
EQM Midstream Partners LP
4.75% 1/15/31	580,000	613,350
6.50% 7/1/27	385,000	431,200
Genesis Energy LP/Genesis Energy Finance Corp.
7.75% 2/1/28	1,040,000	1,047,800
8.00% 1/15/27	1,480,000	1,525,229
NuStar Logistics LP
6.00% 6/1/26	1,022,000	1,108,870
6.38% 10/1/30	1,052,000	1,167,720
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	1,230,000	1,285,350
4.88% 2/1/31	775,000	841,612
Western Midstream Operating LP 4.75% 8/15/28	485,000	535,925
		11,847,730
Real Estate Investment Trusts–1.26%
Iron Mountain, Inc. 5.25% 7/15/30	1,030,000	1,085,436
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 3.88% 2/15/29	765,000	803,250
XHR LP 4.88% 6/1/29	555,000	564,713
		2,453,399
Retail–4.08%
Bath & Body Works, Inc.
6.88% 11/1/35	590,000	733,075
6.95% 3/1/33	666,000	779,220
9.38% 7/1/25	222,000	270,840
Bloomin' Brands, Inc./OSI Restaurant Partners LLC 5.13% 4/15/29	1,010,000	1,025,716
Golden Nugget, Inc. 6.75% 10/15/24	910,000	910,000
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75% 2/15/26	700,000	707,819
Murphy Oil USA, Inc. 3.75% 2/15/31	905,000	899,344
PetSmart, Inc./PetSmart Finance Corp. 7.75% 2/15/29	1,090,000	1,184,012
White Cap Buyer LLC 6.88% 10/15/28	1,365,000	1,423,012
		7,933,038

LVIP Delaware High Yield Fund–7

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–0.26%
Qorvo, Inc. 3.38% 4/1/31	490,000	$ 498,791
		498,791
Software–2.24%
Black Knight InfoServ LLC 3.63% 9/1/28	805,000	803,945
Camelot Finance SA 4.50% 11/1/26	855,000	884,925
Clarivate Science Holdings Corp. 4.88% 7/1/29	1,305,000	1,323,427
•Sovos Compliance LLC
4.50% (LIBOR01M + 4.50%) 8/11/28	41,233	41,310
5.00% (LIBOR01M + 4.50%) 8/11/28	238,767	239,216
SS&C Technologies, Inc. 5.50% 9/30/27	1,024,000	1,070,080
		4,362,903
Telecommunications–6.54%
Altice France Holding SA 6.00% 2/15/28	1,420,000	1,356,100
Altice France SA 5.50% 10/15/29	1,415,000	1,393,775
=Century Communication 9.50% 3/1/49	2,820,000	0
Connect Finco SARL/Connect U.S. Finco LLC 6.75% 10/1/26	1,540,000	1,618,925
Consolidated Communications, Inc.
5.00% 10/1/28	445,000	449,450
6.50% 10/1/28	445,000	471,700
Frontier Communications Holdings LLC
5.88% 10/15/27	1,030,000	1,089,225
6.75% 5/1/29	515,000	535,600
Sable International Finance Ltd. 5.75% 9/7/27	566,000	579,443
Sprint Capital Corp. 8.75% 3/15/32	200,000	300,000
Sprint Corp.
7.13% 6/15/24	405,000	454,675
7.63% 3/1/26	555,000	666,333
7.88% 9/15/23	1,250,000	1,376,563
T-Mobile USA, Inc.
3.38% 4/15/29	515,000	524,754
3.50% 4/15/31	290,000	301,710
Vmed O2 UK Financing I PLC 4.75% 7/15/31	1,000,000	1,012,500
Zayo Group Holdings, Inc. 6.13% 3/1/28	590,000	581,150
		12,711,903
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.95%
Carriage Purchaser, Inc. 7.88% 10/15/29	355,000	$ 340,800
Seaspan Corp. 5.50% 8/1/29	1,500,000	1,515,000
		1,855,800
Total Corporate Bonds (Cost $167,865,624)		173,000,046
LOAN AGREEMENTS–6.69%
•Applied Systems, Inc. 6.25% (LIBOR03M + 5.50%) 9/19/25	2,923,086	2,941,355
•DirecTV Financing LLC 5.75% (LIBOR03M + 5.00%) 8/2/27	669,588	669,782
•Epicor Software Corp. 8.75% (LIBOR01M + 7.75%) 7/31/28	725,600	741,324
•Frontier Communications Corp. 4.50% (LIBOR03M + 3.75%) 10/8/27	373,125	372,379
•Gainwell Acquisition Corp. 4.75% (LIBOR03M + 4.00%) 10/1/27	1,047,338	1,048,909
•Hamilton Projects Acquiror LLC 5.50% (LIBOR03M + 4.75%) 6/17/27	1,339,475	1,337,520
∞Madison Safety & Flow LLC 0.00% 12/14/29	283,000	283,000
•PAE Holding Corp. 5.25% (LIBOR01M + 4.50%) 10/19/27	992,000	992,248
PECF USS Intermediate Holding III Corp. 4.75% (LIBOR03M + 4.25%) 12/15/28	770,000	770,277
∞Pre-Paid Legal Services, Inc. 0.00% 12/14/29	480,000	477,902
•Surgery Center Holdings, Inc. 4.50% (LIBOR01M + 3.75%) 8/31/26	555,995	555,300
•Tecta America Corp. 9.25% (LIBOR01M + 8.50%) 4/9/29	560,000	557,200
Ultimate Software Group, Inc. 5.75% 5/3/27	1,191,000	1,193,239
•Vantage Specialty Chemicals, Inc.
4.50% (LIBOR03M + 3.75%) 10/28/24	306,804	300,539
9.25% (LIBOR03M + 8.25%) 10/27/25	787,000	764,043
Total Loan Agreements (Cost $12,919,026)		13,005,017

LVIP Delaware High Yield Fund–8

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BOND–0.49%
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,000,000	$ 952,500
Total Municipal Bond (Cost $946,773)		952,500

	Number of Shares
MONEY MARKET FUND–3.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	5,838,485	5,838,485
Total Money Market Fund (Cost $5,838,485)		5,838,485
TOTAL INVESTMENTS–99.18% (Cost $187,569,908)	$192,796,048

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.82%	1,592,351
NET ASSETS APPLICABLE TO 40,120,497 SHARES OUTSTANDING–100.00%	$194,388,399
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND STANDARD CLASS ($80,789,679 / 16,673,524 Shares)	$4.845
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND SERVICE CLASS ($113,598,720 / 23,446,973 Shares)	$4.845
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$220,960,025
Distributable earnings/(accumulated loss)	(26,571,626)
TOTAL NET ASSETS	$194,388,399

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
@ PIK. 100% of the income received was in the form of additional par.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
∞ Delayed settlement. Interest rate to be determined upon settlement date.
★ Includes $11,658 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $4,782,458 payable for securities purchased, $18,873 payable for fund shares redeemed, $90,058 other accrued expenses payable, $41,233 payable for unfunded loan commitments and $140,102 due to manager and affiliates as of December 31, 2021.

LVIP Delaware High Yield Fund–9

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
GO–Government Obligation
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–10

LVIP Delaware High Yield Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$10,442,543
EXPENSES:
Management fees	1,276,021
Distribution fees-Service Class	351,588
Accounting and administration expenses	57,026
Professional fees	43,814
Shareholder servicing fees	38,260
Pricing fees	24,921
Custodian fees	19,462
Reports and statements to shareholders	11,370
Trustees’ fees and expenses	5,531
Consulting fees	763
Other	15,461
1,844,217
Less:
Expenses reimbursed	(39,598)
Total operating expenses	1,804,619
NET INVESTMENT INCOME	8,637,924
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	5,393,613
Net change in unrealized appreciation (depreciation) of investments	(5,095,910)
NET REALIZED AND UNREALIZED GAIN	297,703
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,935,627
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,637,924	$ 9,206,207
Net realized gain (loss)	5,393,613	(69,627)
Net change in unrealized appreciation (depreciation)	(5,095,910)	2,996,765
Net increase in net assets resulting from operations	8,935,627	12,133,345
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,615,231)	(4,405,630)
Service Class	(10,632,789)	(6,607,380)
Return of capital:
Standard Class	(6,777)	—
Service Class	(9,460)	—
	(18,264,257)	(11,013,010)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,015,128	6,841,419
Service Class	15,361,361	23,458,055
Reinvestment of dividends and distributions:
Standard Class	7,622,008	4,405,630
Service Class	10,642,249	6,607,380
	43,640,746	41,312,484
Cost of shares redeemed:
Standard Class	(9,705,176)	(14,266,490)
Service Class	(26,448,708)	(35,086,045)
	(36,153,884)	(49,352,535)
Increase (decrease) in net assets derived from capital share transactions	7,486,862	(8,040,051)
NET DECREASE IN NET ASSETS	(1,841,768)	(6,919,716)
NET ASSETS:
Beginning of year	196,230,167	203,149,883
End of year	$194,388,399	$196,230,167
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–11

LVIP Delaware High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 5.100	$ 5.080	$ 4.670	$ 5.200	$ 5.140
Income (loss) from investment operations:
Net investment income[2]	0.225	0.240	0.260	0.280	0.280
Net realized and unrealized gain (loss)	0.016	0.080	0.480	(0.500)	0.090
Total from investment operations	0.241	0.320	0.740	(0.220)	0.370
Less dividends and distributions from:
Net investment income	(0.496)	(0.300)	(0.330)	(0.310)	(0.310)
Return of capital	— [3]	—	—	—	—
Total dividends and distributions	(0.496)	(0.300)	(0.330)	(0.310)	(0.310)
Net asset value, end of period	$ 4.845	$ 5.100	$ 5.080	$ 4.670	$ 5.200
Total return[4]	4.92%	7.24%	16.43% [5]	(4.47%)	7.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,790	$76,743	$ 79,463	$ 75,568	$102,359
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.78%	0.76%	0.75%	0.75%
Ratio of net investment income to average net assets	4.57%	5.08%	5.32%	5.60%	5.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.55%	5.04%	5.30%	5.60%	5.35%
Portfolio turnover	93%	124%	87%	96%	86%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–12

LVIP Delaware High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 5.080	$ 5.060	$ 4.650	$ 5.180	$ 5.120
Income (loss) from investment operations:
Net investment income[2]	0.216	0.230	0.250	0.260	0.260
Net realized and unrealized gain (loss)	0.009	0.070	0.480	(0.490)	0.100
Total from investment operations	0.225	0.300	0.730	(0.230)	0.360
Less dividends and distributions from:
Net investment income	(0.460)	(0.280)	(0.320)	(0.300)	(0.300)
Return of capital	— [3]	—	—	—	—
Total dividends and distributions	(0.460)	(0.280)	(0.320)	(0.300)	(0.300)
Net asset value, end of period	$ 4.845	$ 5.080	$ 5.060	$ 4.650	$ 5.180
Total return[4]	4.59%	6.89%	16.12% [5]	(4.76%)	7.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,599	$119,487	$ 123,687	$118,487	$149,616
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.03%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.08%	1.06%	1.05%	1.05%
Ratio of net investment income to average net assets	4.28%	4.78%	5.02%	5.32%	5.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.26%	4.74%	5.00%	5.30%	5.05%
Portfolio turnover	93%	124%	87%	96%	86%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–13

LVIP Delaware High Yield Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek total return and, as a secondary objective, high current income.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP Delaware High Yield Fund–14

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1, 2021, for its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $857,555. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $418,466.
Effective May 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.74% of the average daily net assets for the Standard Class and 1.04% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2021, DMC (Delaware Management Company) had contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual Predecessor Fund operating expenses from exceeding 0.74% of the Predecessor Fund’s average daily net assets.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2024	Total
LIAC	$ 18,611	$ 18,611
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$6,077
Legal	1,254
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $3,884 and $2,288 respectively.
LVIP Delaware High Yield Fund–15

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,359 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $234,545. Prior to May 1, 2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $117,043.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 11,658
Management fees payable to LIAC	106,572
Distribution fees payable to LFD	28,775
Shareholder servicing fees payable to Lincoln Life	4,755
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$176,954,140
Sales	177,028,860
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$188,017,254
Aggregate unrealized appreciation of investments	$ 5,795,282
Aggregate unrealized depreciation of investments	(1,016,488)
Net unrealized appreciation of investments	$ 4,778,794
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Delaware High Yield Fund–16

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds
Advertising	$ —	$ 2,580,418	$—	$ 2,580,418
Aerospace & Defense	—	1,652,275	—	1,652,275
Airlines	—	3,219,948	—	3,219,948
Auto Manufacturers	—	3,420,032	—	3,420,032
Banks	—	7,788,358	—	7,788,358
Chemicals	—	4,939,778	—	4,939,778
Commercial Services	—	8,494,074	—	8,494,074
Distribution/Wholesale	—	902,500	—	902,500
Diversified Financial Services	—	7,944,007	—	7,944,007
Electric	—	3,917,283	—	3,917,283
Electrical Components & Equipment	—	736,842	—	736,842
Electronics	—	2,042,471	—	2,042,471
Engineering & Construction	—	978,590	—	978,590
Entertainment	—	3,030,951	—	3,030,951
Environmental Control	—	935,000	—	935,000
Food	—	2,335,622	—	2,335,622
Forest Products & Paper	—	544,034	—	544,034
Health Care Products	—	4,550,997	—	4,550,997
Health Care Services	—	10,281,600	—	10,281,600
Home Builders	—	1,240,720	—	1,240,720
Insurance	—	3,981,796	—	3,981,796
Internet	—	952,651	—	952,651
Investment Company	—	625,250	—	625,250
Iron & Steel	—	991,705	—	991,705
Leisure Time	—	6,505,470	—	6,505,470
Lodging	—	2,343,900	—	2,343,900
Machinery Construction & Mining	—	1,114,837	—	1,114,837
Machinery Diversified	—	1,225,440	—	1,225,440
Media	—	15,238,674	—	15,238,674
Metal Fabricate & Hardware	—	1,535,100	—	1,535,100
Mining	—	6,977,195	—	6,977,195
Oil & Gas	—	12,430,482	—	12,430,482
Oil & Gas Services	—	1,276,157	—	1,276,157
Packaging & Containers	—	1,914,600	—	1,914,600
Pharmaceuticals	—	2,687,725	—	2,687,725
Pipelines	—	11,847,730	—	11,847,730
Real Estate Investment Trusts	—	2,453,399	—	2,453,399
Retail	—	7,933,038	—	7,933,038
Semiconductors	—	498,791	—	498,791
Software	—	4,362,903	—	4,362,903
Telecommunications	—	12,711,903	0*	12,711,903
Transportation	—	1,855,800	—	1,855,800
Loan Agreements	—	13,005,017	—	13,005,017
Municipal Bond	—	952,500	—	952,500
LVIP Delaware High Yield Fund–17

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$5,838,485	$ —	$—	$ 5,838,485
Total Investments	$5,838,485	$186,957,563	$—	$192,796,048

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$18,248,020	$11,013,010
Return of capital	16,237	—
Total	$18,264,257	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 521,219
Capital loss carryforward	(31,871,640)
Other temporary differences	(2)
Net unrealized appreciation	4,778,794
Distributable earnings/(accumulated loss)	$(26,571,629)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$9,421,672	$22,449,968	$31,871,640
In 2021, the Fund utilized $4,963,123 of capital loss carryforwards.
LVIP Delaware High Yield Fund–18

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,021,623	1,412,083
Service Class	3,074,607	4,905,743
Shares reinvested:
Standard Class	1,571,548	1,008,153
Service Class	2,194,411	1,515,454
	8,862,189	8,841,433
Shares redeemed:
Standard Class	(1,953,853)	(3,035,029)
Service Class	(5,323,975)	(7,383,421)
	(7,277,828)	(10,418,450)
Net increase (decrease)	1,584,361	(1,577,017)
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Delaware High Yield Fund–19

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware High Yield Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware High Yield Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware High Yield Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware High Yield Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware High Yield Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware High Yield Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware High Yield Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware High Yield Fund–26

LVIP Delaware Limited-Term Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Limited-Term Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Limited-Term Diversified Income Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (0.67%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned (0.47%).
The year 2021 will go down in the history books as the year many accepted the reality that COVID-19 made the transition from pandemic to endemic. We started the period awash with positive news as nearly one million jobs were added in the U.S in March alone, vaccinations in the U.S. surpassed even aggressive estimates, a $1.9 trillion stimulus package was passed without delay, another $2 trillion in infrastructure spending was swiftly announced but failed to garner the necessary support of key democrats to pass the Senate. Housing was as hot as before the global financial crisis, and stocks hit record highs. The return of the metaphorical “animal spirits” added fiscal stimulus and a Federal Reserve committed to see the whites of inflation’s eyes before shifting course – yet comfortable with interest rates rising for “good reasons” – helped push 10-year interest rates to a post pandemic high from record low levels in 2020. As a sign of healthy resetting of risks and surprising resilience, spread sectors performed well, showing little sign of concern with higher borrowing costs.
As we moved into the spring months, risk markets continued their march higher as vaccination counts continued to climb in the U.S., albeit at a slower pace, and economic growth remained robust. American travelers again took to the skies, as U.S. Transportation Security Administration (TSA) airport checkpoint numbers of total travelers steadily ascended, ending the quarter at more than 2.1 million passengers flying daily, after spending much of the past year below one million. The inflation debate continued in the U.S., but the bulls won the day as the yield curve bull flattened during the quarter. It was a slightly different story overseas, as German rates inched higher but remained negative out to the 10-year maturity. As the economy gained speed, central banks remained accommodative, and markets were awash with liquidity in need of a home. A more hawkish statement from the Federal Reserve at the June Federal Open Market Committee (FOMC) meeting left investors wondering if a shift was afoot. However, markets appeared to be unfazed by the change in rhetoric. It was interesting, however, to observe members of the FOMC highlighting additional policy considerations ranging from climate control to equality in the workforce. Despite all the noise, Fed Chairman Jerome Powell continued to reiterate that inflationary pressures were transitory.
Many more uncertainties emerged in the third quarter of 2021 than in the first half of the year. The COVID-19 pandemic took a negative turn, with infection rates escalating among the unvaccinated and renewed questions around COVID-mitigation methods fueling a K-shaped recovery. As the pandemic entered its second fall, the real economy continued to wrestle with supply chain and labor market disruptions. Core personal consumption expenditures (PCE) rose by 3.62% year over year in August – the highest level in 10 years, while the headline Consumer Price Index (CPI) figure lingered at around 5%. Notably for fixed income markets, the Federal Reserve shifted from “talking about talking about tapering” to previewing the taper announcement at its September meeting, with Fed Chairman Jerome Powell noting that the conditions for slowing purchases were “all but met.” Current and leading growth indicators, while still solid, were more mixed, reflecting the demand pressures of waning fiscal stimulus and the surge of the Delta variant. On the other hand, corporate financial health remained highly resilient, with another earnings season demonstrating ample liquidity, healthy margins, and strong ability in most cases to pass through cost pressures.
As we transitioned into fall, we saw interest rates rise, and the Federal Reserve abandon its description of the U.S. inflationary backdrop as transitory. Inflation continued to be one of the year’s most hotly debated topics. Multi-decade high inflation in countries including the U.S. and euro zone members contributed to central banks’ shifting their focus from easing to tightening sooner than many expected. Interest rates closed the year higher than where they began weighing on fixed income returns.
Key contributors to performance included sector overweights to investment grade corporates and asset-backed securities (ABS), including exposure to collateralized loan obligations (CLO), allocation to developed high yield, security selection within investment grade corporates and emerging markets. Key detractors from performance included yield curve management, exposure to mortgage-backed securities (MBS), combined with a modest negative from security selection within the sector, and underweight non-corporate credit.
The Fund utilized interest rate futures to risk manage interest rate sensitivity. The Fund is permitted to use derivatives.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a co-ordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	Brian C. McDonnell J. David Hillmeyer Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Limited-Term Diversified Income Fund–1

LVIP Delaware Limited-Term Diversified Income Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Limited-Term Diversified Income Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,879 for the Standard Class shares and to $11,568 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,476. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP®Limited Term Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 0.67%
Five Years	+ 2.23%
Ten Years	+ 1.74%
Service Class Shares
One Year	- 1.04%
Five Years	+ 1.95%
Ten Years	+ 1.47%
1. The Bloomberg 1-3 Year Government/Credit Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware Limited-Term Diversified Income Fund–2

LVIP Delaware Limited-Term Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$995.20	0.53%	$2.67
Service Class Shares	1,000.00	993.70	0.83%	4.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.53%	$2.70
Service Class Shares	1,000.00	1,021.00	0.83%	4.23

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Limited-Term Diversified Income Fund–3

LVIP Delaware Limited-Term Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.33%
Agency Commercial Mortgage-Backed Securities	0.64%
Agency Mortgage-Backed Securities	6.04%
Corporate Bonds	53.36%
Advertising	0.12%
Aerospace & Defense	1.56%
Airlines	0.52%
Apparel	0.13%
Auto Manufacturers	2.39%
Banks	13.24%
Beverages	0.45%
Biotechnology	0.81%
Chemicals	0.25%
Commercial Services	2.08%
Computers	0.26%
Distribution/Wholesale	0.46%
Diversified Financial Services	3.16%
Electric	5.63%
Electrical Components & Equipment	0.23%
Engineering & Construction	0.11%
Entertainment	0.50%
Food	0.52%
Forest Products & Paper	0.24%
Health Care Products	0.12%
Insurance	4.42%
Internet	0.26%
Iron & Steel	0.44%
Leisure Time	0.16%
Lodging	0.09%
Machinery Diversified	0.09%
Media	1.45%
Mining	0.33%
Miscellaneous Manufacturing	0.26%
Oil & Gas	0.75%
Oil & Gas Services	0.54%
Packaging & Containers	0.55%
Pharmaceuticals	2.10%
Pipelines	4.04%
Retail	0.03%
Semiconductors	1.71%
Software	1.24%
Telecommunications	1.67%
Transportation	0.45%
Non-Agency Asset-Backed Securities	14.45%
Security Type/Sector	Percentage of Net Assets
Non-Agency Commercial Mortgage-Backed Security	0.01%
U.S. Treasury Obligations	18.75%
Money Market Fund	3.93%
Total Investments	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	29.05%
AAA	13.39%
AA	6.24%
A	19.43%
BBB	25.99%
BB	3.26%
B	2.28%
CCC	0.36%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Limited-Term Diversified Income Fund–4

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.33%
Freddie Mac REMIC Series 5029 WG 1.00% 4/25/31	15,598,059	$ 15,282,895
•Freddie Mac STACR REMIC Trust
Series 2020-DNA6 M1 0.95% (SOFR30A + 0.90%) 12/25/50	1,361,439	1,361,078
Series 2021-DNA1 M1 0.70% (SOFR30A + 0.65%) 1/25/51	1,422,696	1,422,586
Series 2021-DNA3 M1 0.80% (SOFR30A + 0.75%) 10/25/33	4,712,944	4,712,944
Series 2021-DNA5 M1 0.70% (SOFR30A + 0.65%) 1/25/34	2,066,088	2,065,595
Series 2021-HQA1 M1 0.75% (SOFR30A + 0.70%) 8/25/33	2,923,501	2,921,837
Series 2021-HQA2 M1 0.75% (SOFR30A + 0.70%) 12/25/33	3,685,000	3,683,689
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA3 M2 2.60% (LIBOR01M + 2.50%) 3/25/30	447,125	455,438
Series 2017-HQA2 M2AS 1.15% (LIBOR01M + 1.05%) 12/25/29	787,610	787,469
Freddie Mac Structured Pass Through Certificates
♦Series T-54 2A 6.50% 2/25/43	539	644
♦•Series T-58 2A 6.50% 9/25/43	8,948	10,077
Total Agency Collateralized Mortgage Obligations (Cost $33,104,276)		32,704,252
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.64%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series K729 A2 3.14% 10/25/24	4,650,000	4,866,640
•FREMF Mortgage Trust
Series 2012-K22 B 3.68% 8/25/45	1,115,000	1,131,231
Series 2015-K720 B 3.39% 7/25/22	2,950,000	2,981,049
Total Agency Commercial Mortgage-Backed Securities (Cost $9,240,350)		8,978,920
AGENCY MORTGAGE-BACKED SECURITIES–6.04%
Fannie Mae S.F. 15 yr
2.50% 8/1/35	3,798,806	3,928,437
2.50% 11/1/35	9,590,383	9,936,852
Fannie Mae S.F. 30 yr
3.50% 1/1/48	8,945,671	9,525,451
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 7/1/40	271,339	$ 289,652
4.50% 8/1/41	670,787	743,531
4.50% 2/1/46	5,190,282	5,713,803
4.50% 5/1/46	738,138	814,854
4.50% 11/1/47	5,491,392	6,040,540
4.50% 4/1/48	2,914,992	3,218,808
5.00% 7/1/47	591,165	669,447
5.00% 8/1/48	11,425,526	12,609,661
5.00% 12/1/48	5,196,188	5,727,360
5.50% 5/1/44	17,733,934	20,174,822
6.00% 1/1/42	1,170,070	1,355,188
•Freddie Mac S.F. 15 yr 6.98% 6/19/41	7,612	8,229
Freddie Mac S.F. 30 yr
4.50% 3/1/42	397,848	439,891
4.50% 7/1/45	744,903	823,485
5.50% 9/1/41	2,022,541	2,311,148
Ginnie Mae II Pool 6.50% 6/20/39	297,007	345,359
GNMA II S.F. 30 yr 5.50% 5/20/37	81,410	92,845
Total Agency Mortgage-Backed Securities (Cost $83,055,889)		84,769,363
CORPORATE BONDS–53.36%
Advertising–0.12%
Clear Channel International BV 6.63% 8/1/25	1,575,000	1,634,062
		1,634,062
Aerospace & Defense–1.56%
Spirit AeroSystems, Inc. 5.50% 1/15/25	2,700,000	2,797,875
Teledyne Technologies, Inc. 0.95% 4/1/24	15,970,000	15,808,178
TransDigm, Inc. 8.00% 12/15/25	3,141,000	3,313,661
		21,919,714
Airlines–0.52%
Delta Air Lines, Inc.
7.00% 5/1/25	3,762,000	4,301,507
7.38% 1/15/26	1,072,000	1,262,062
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00% 9/20/25	1,110,000	1,225,535
United Airlines, Inc. 4.38% 4/15/26	465,000	484,872
		7,273,976
Apparel–0.13%
VF Corp. 2.40% 4/23/25	1,715,000	1,764,212
		1,764,212
LVIP Delaware Limited-Term Diversified Income Fund–5

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–2.39%
BMW U.S. Capital LLC 0.75% 8/12/24	4,805,000	$ 4,751,636
Daimler Trucks Finance North America LLC 1.63% 12/13/24	5,890,000	5,934,242
Ford Motor Credit Co. LLC 3.38% 11/13/25	3,500,000	3,636,220
General Motors Financial Co., Inc.
•0.81% (SOFR + 0.76%) 3/8/24	8,025,000	8,060,510
3.45% 4/10/22	2,145,000	2,151,561
4.15% 6/19/23	1,290,000	1,341,645
4.35% 4/9/25	1,850,000	1,990,381
5.10% 1/17/24	4,880,000	5,232,537
5.25% 3/1/26	339,000	380,152
		33,478,884
Banks–13.24%
Banco Continental SAECA 2.75% 12/10/25	3,115,000	3,025,475
Banco Santander SA 3.50% 4/11/22	4,800,000	4,836,565
Bank of America Corp.
μ0.98% 9/25/25	6,085,000	6,011,111
μ3.46% 3/15/25	3,825,000	4,000,229
4.10% 7/24/23	6,940,000	7,295,119
μBank of Ireland Group PLC 2.03% 9/30/27	4,560,000	4,478,222
Bank of Montreal 1.85% 5/1/25	1,785,000	1,811,358
BBVA Bancomer SA 1.88% 9/18/25	3,490,000	3,460,335
μCitigroup, Inc.
1.28% 11/3/25	2,750,000	2,742,606
4.04% 6/1/24	8,670,000	9,035,826
•Citizens Bank NA 0.88% (LIBOR03M + 0.72%) 2/14/22	7,515,000	7,515,966
μCredit Agricole SA 1.91% 6/16/26	1,895,000	1,898,641
Credit Suisse Group AG
μ2.59% 9/11/25	4,680,000	4,778,998
3.80% 6/9/23	1,640,000	1,699,121
μ4.21% 6/12/24	2,935,000	3,053,783
μ7.25% 9/12/25	2,425,000	2,664,784
Deutsche Bank AG 0.90% 5/28/24	10,710,000	10,616,455
Goldman Sachs Group, Inc.
•0.86% (SOFR + 0.81%) 3/9/27	5,435,000	5,462,645
μ0.93% 10/21/24	9,495,000	9,454,156
3.50% 4/1/25	8,420,000	8,903,593
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.
•0.63% (SOFR + 0.58%) 3/16/24	4,440,000	$ 4,448,390
•0.93% (SOFR + 0.89%) 4/22/27	3,675,000	3,720,618
μ4.02% 12/5/24	13,570,000	14,307,764
μ4.60% 2/1/25	620,000	636,275
μ5.00% 8/1/24	1,050,000	1,078,875
μLloyds Banking Group PLC 2.91% 11/7/23	5,980,000	6,076,366
Morgan Stanley
μ0.73% 4/5/24	6,960,000	6,938,415
μ1.16% 10/21/25	3,500,000	3,472,354
2.75% 5/19/22	3,335,000	3,364,883
National Securities Clearing Corp. 1.20% 4/23/23	2,700,000	2,718,380
PNC Bank NA 3.88% 4/10/25	4,955,000	5,320,021
QNB Finance Ltd. 3.50% 3/28/24	3,120,000	3,268,138
μState Street Corp. 1.68% 11/18/27	2,115,000	2,117,983
•Toronto-Dominion Bank 0.40% (SOFR + 0.36%) 3/4/24	9,625,000	9,630,254
μTruist Bank 2.64% 9/17/29	9,026,000	9,280,645
U.S. Bancorp 3.38% 2/5/24	2,330,000	2,442,446
U.S. Bank NA 3.40% 7/24/23	1,340,000	1,393,287
UBS AG 1.75% 4/21/22	925,000	927,908
UBS Group AG 2.65% 2/1/22	1,795,000	1,798,141
		185,686,131
Beverages–0.45%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26	5,890,000	6,323,823
		6,323,823
Biotechnology–0.81%
Gilead Sciences, Inc. 3.70% 4/1/24	4,035,000	4,241,520
Royalty Pharma PLC 1.20% 9/2/25	7,210,000	7,057,891
		11,299,411
Chemicals–0.25%
Nutrien Ltd. 1.90% 5/13/23	3,505,000	3,549,774
		3,549,774
Commercial Services–2.08%
DP World Crescent Ltd. 3.91% 5/31/23	3,381,000	3,493,540
Global Payments, Inc.
1.50% 11/15/24	4,065,000	4,065,568
2.65% 2/15/25	4,520,000	4,645,102

LVIP Delaware Limited-Term Diversified Income Fund–6

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
PayPal Holdings, Inc. 1.35% 6/1/23	6,510,000	$ 6,562,854
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	3,089,000	3,287,144
Triton Container International Ltd. 1.15% 6/7/24	7,250,000	7,146,613
		29,200,821
Computers–0.26%
International Business Machines Corp. 3.00% 5/15/24	3,500,000	3,656,115
		3,656,115
Distribution/Wholesale–0.46%
Avient Corp. 5.75% 5/15/25	6,182,000	6,444,735
		6,444,735
Diversified Financial Services–3.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	8,260,000	8,245,017
3.15% 2/15/24	5,750,000	5,930,539
Air Lease Corp.
0.80% 8/18/24	5,645,000	5,529,577
2.88% 1/15/26	755,000	778,737
3.00% 9/15/23	4,075,000	4,182,099
Ally Financial, Inc. 5.75% 11/20/25	5,256,000	5,927,872
Aviation Capital Group LLC 1.95% 1/30/26	1,905,000	1,858,093
Avolon Holdings Funding Ltd. 3.95% 7/1/24	3,760,000	3,939,723
μCharles Schwab Corp. 4.00% 6/1/26	1,540,000	1,570,800
DAE Sukuk Difc Ltd. 3.75% 2/15/26	3,420,000	3,526,875
SURA Asset Management SA 4.88% 4/17/24	978,000	1,031,282
USAA Capital Corp. 1.50% 5/1/23	1,720,000	1,736,962
		44,257,576
Electric–5.63%
AEP Texas, Inc. 2.40% 10/1/22	5,720,000	5,788,769
Avangrid, Inc. 3.20% 4/15/25	2,630,000	2,763,879
CenterPoint Energy, Inc. 3.85% 2/1/24	2,526,000	2,646,419
Cleveland Electric Illuminating Co. 5.50% 8/15/24	4,805,000	5,288,467
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
μDuke Energy Corp. 4.88% 9/16/24	3,805,000	$ 3,947,688
Engie Energia Chile SA 4.50% 1/29/25	1,409,000	1,500,585
Entergy Corp. 4.00% 7/15/22	4,727,000	4,784,558
Entergy Louisiana LLC 4.05% 9/1/23	480,000	499,180
NRG Energy, Inc. 3.75% 6/15/24	9,895,000	10,323,458
OGE Energy Corp. 0.70% 5/26/23	8,925,000	8,883,839
Pacific Gas & Electric Co. 3.75% 2/15/24	8,690,000	9,010,531
Southern California Edison Co. 1.10% 4/1/24	10,370,000	10,330,605
Vistra Operations Co. LLC 3.55% 7/15/24	5,945,000	6,122,018
WEC Energy Group, Inc. 0.80% 3/15/24	7,115,000	7,042,041
		78,932,037
Electrical Components & Equipment–0.23%
WESCO Distribution, Inc. 7.13% 6/15/25	3,008,000	3,188,480
		3,188,480
Engineering & Construction–0.11%
Artera Services LLC 9.03% 12/4/25	1,525,000	1,613,351
		1,613,351
Entertainment–0.50%
Scientific Games International, Inc. 5.00% 10/15/25	3,410,000	3,510,595
Six Flags Entertainment Corp. 4.88% 7/31/24	3,535,000	3,570,350
		7,080,945
Food–0.52%
Conagra Brands, Inc. 0.50% 8/11/23	3,450,000	3,420,298
General Mills, Inc. 3.70% 10/17/23	3,640,000	3,808,799
		7,229,097
Forest Products & Paper–0.24%
Inversiones CMPC SA 4.75% 9/15/24	3,120,000	3,326,700
		3,326,700

LVIP Delaware Limited-Term Diversified Income Fund–7

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products–0.12%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.38% 6/1/25	1,621,000	$ 1,710,155
		1,710,155
Insurance–4.42%
Athene Global Funding
•0.75% (SOFR + 0.70%) 5/24/24	8,585,000	8,608,351
1.00% 4/16/24	10,665,000	10,573,634
Brighthouse Financial Global Funding
•0.81% (SOFR + 0.76%) 4/12/24	4,385,000	4,406,047
1.00% 4/12/24	6,265,000	6,211,328
Equitable Financial Life Global Funding 0.80% 8/12/24	1,825,000	1,796,420
Equitable Holdings, Inc. 3.90% 4/20/23	3,744,000	3,874,265
F&G Global Funding 0.90% 9/20/24	10,755,000	10,595,113
GA Global Funding Trust 1.00% 4/8/24	12,730,000	12,607,121
USI, Inc. 6.88% 5/1/25	3,266,000	3,290,495
		61,962,774
Internet–0.26%
JD.com, Inc. 3.88% 4/29/26	3,470,000	3,711,841
		3,711,841
Iron & Steel–0.44%
Steel Dynamics, Inc. 2.80% 12/15/24	6,000,000	6,233,850
		6,233,850
Leisure Time–0.16%
Carnival Corp. 7.63% 3/1/26	2,117,000	2,219,145
		2,219,145
Lodging–0.09%
Boyd Gaming Corp. 8.63% 6/1/25	1,213,000	1,299,754
		1,299,754
Machinery Diversified–0.09%
Welbilt, Inc. 9.50% 2/15/24	1,313,000	1,326,130
		1,326,130
Media–1.45%
AMC Networks, Inc. 5.00% 4/1/24	1,360,000	1,370,200
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91% 7/23/25	4,810,000	$ 5,296,331
Fox Corp. 4.03% 1/25/24	4,025,000	4,250,768
Time Warner Entertainment Co. LP 8.38% 3/15/23	8,635,000	9,363,306
		20,280,605
Mining–0.33%
First Quantum Minerals Ltd. 7.50% 4/1/25	4,500,000	4,629,150
		4,629,150
Miscellaneous Manufacturing–0.26%
Carlisle Cos., Inc. 0.55% 9/1/23	3,690,000	3,656,924
		3,656,924
Oil & Gas–0.75%
Apache Corp. 4.63% 11/15/25	1,965,000	2,109,919
Devon Energy Corp. 5.25% 9/15/24	1,908,000	2,064,320
Murphy Oil Corp. 5.75% 8/15/25	2,706,000	2,781,443
Occidental Petroleum Corp. 5.50% 12/1/25	2,793,000	3,098,471
Southwestern Energy Co. 6.45% 1/23/25	424,000	465,976
		10,520,129
Oil & Gas Services–0.54%
Schlumberger Holdings Corp. 3.75% 5/1/24	7,255,000	7,611,337
		7,611,337
Packaging & Containers–0.55%
Mauser Packaging Solutions Holding Co. 5.50% 4/15/24	7,592,000	7,661,619
		7,661,619
Pharmaceuticals–2.10%
AbbVie, Inc.
2.60% 11/21/24	7,125,000	7,393,133
3.75% 11/14/23	2,150,000	2,250,947
Bausch Health Cos., Inc. 6.13% 4/15/25	2,112,000	2,151,199
Bristol-Myers Squibb Co. 2.90% 7/26/24	3,393,000	3,550,538
Cigna Corp.
•1.01% (LIBOR03M + 0.89%) 7/15/23	6,130,000	6,187,383
3.75% 7/15/23	590,000	613,547
Takeda Pharmaceutical Co. Ltd. 4.40% 11/26/23	6,425,000	6,798,259

LVIP Delaware Limited-Term Diversified Income Fund–8

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Viatris, Inc. 1.65% 6/22/25	500,000	$ 498,105
		29,443,111
Pipelines–4.04%
Cheniere Corpus Christi Holdings LLC 7.00% 6/30/24	4,455,000	4,928,230
Enbridge, Inc.
•0.45% (SOFR + 0.40%) 2/17/23	8,545,000	8,544,999
0.55% 10/4/23	2,150,000	2,133,277
Kinder Morgan Energy Partners LP 3.95% 9/1/22	5,565,000	5,639,615
MPLX LP 4.88% 12/1/24	6,200,000	6,729,453
NuStar Logistics LP 5.75% 10/1/25	3,345,000	3,599,621
ONEOK, Inc. 7.50% 9/1/23	4,745,000	5,158,600
Sabine Pass Liquefaction LLC 5.75% 5/15/24	9,475,000	10,304,506
TransCanada PipeLines Ltd. 1.00% 10/12/24	9,760,000	9,673,936
		56,712,237
Retail–0.03%
IRB Holding Corp. 7.00% 6/15/25	390,000	412,608
		412,608
Semiconductors–1.71%
Microchip Technology, Inc.
0.98% 9/1/24	8,155,000	8,005,171
4.33% 6/1/23	2,250,000	2,345,278
NXP BV/NXP Funding LLC
2.70% 5/1/25	295,000	304,758
4.88% 3/1/24	6,825,000	7,331,457
Qorvo, Inc. 1.75% 12/15/24	2,585,000	2,586,662
SK Hynix, Inc. 1.50% 1/19/26	3,510,000	3,433,102
		24,006,428
Software–1.24%
Roper Technologies, Inc. 2.35% 9/15/24	6,670,000	6,838,530
VMware, Inc. 1.00% 8/15/24	10,670,000	10,566,990
		17,405,520
Telecommunications–1.67%
NBN Co. Ltd. 0.88% 10/8/24	7,100,000	7,000,458
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	1,417,813	1,483,315
T-Mobile USA, Inc. 3.50% 4/15/25	4,850,000	5,138,450
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. 0.75% 3/22/24	9,805,000	$ 9,764,804
		23,387,027
Transportation–0.45%
Canadian Pacific Railway Co. 1.35% 12/2/24	6,305,000	6,312,577
		6,312,577
Total Corporate Bonds (Cost $740,748,241)		748,362,765
NON-AGENCY ASSET-BACKED SECURITIES–14.45%
American Tower Trust #1 Series 13 2A 3.07% 3/15/48	1,575,000	1,577,205
ARI Fleet Lease Trust Series 2018-B A2 3.22% 8/16/27	472,978	473,642
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	3,330,000	3,487,376
•Ballyrock CLO Ltd. Series 2018-1A A1 1.13% (LIBOR03M + 1.00%) 4/20/31	5,250,000	5,236,654
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 1.24% (LIBOR03M + 1.11%) 7/20/31	1,550,000	1,545,961
•Benefit Street Partners CLO VIII Ltd. Series 2015-8A A1AR 1.23% (LIBOR03M + 1.10%) 1/20/31	2,000,000	1,997,970
•BlueMountain CLO XXX Ltd. Series 2020-30A A 1.51% (LIBOR03M + 1.39%) 1/15/33	2,000,000	2,001,168
•Canyon Capital CLO Ltd. Series 2019-2A AR 1.30% (LIBOR03M + 1.18%) 10/15/34	7,250,000	7,251,283
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 1.21% (LIBOR03M + 1.05%) 5/15/31	4,573,349	4,574,213
•CBAM Ltd. 1.56% (LIBOR03M + 1.43%) 1/20/34	7,000,000	7,021,469
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 1.11% (LIBOR03M + 0.98%) 4/20/31	2,150,000	2,145,754
•CIFC Funding Ltd. Series 2013-4A A1RR 1.19% (LIBOR03M + 1.06%) 4/27/31	6,850,000	6,851,836

LVIP Delaware Limited-Term Diversified Income Fund–9

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Dell Equipment Finance Trust Series 2021-2 A2 0.33% 12/22/26	11,700,000	$ 11,656,629
•Dryden 83 CLO Ltd. Series 2020-83A A 1.34% (LIBOR03M + 1.22%) 1/18/32	6,650,000	6,650,519
•Elmwood CLO VII Ltd. Series 2020-4A A 1.51% (LIBOR03M + 1.39%) 1/17/34	1,000,000	1,002,728
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	4,000,000	3,917,043
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	26,000,000	25,891,510
•Galaxy XXI CLO Ltd. Series 2015-21A AR 1.15% (LIBOR03M + 1.02%) 4/20/31	3,500,000	3,500,070
GM Financial Automobile Leasing Trust Series 2020-3 A2A 0.35% 11/21/22	460,997	461,000
GM Financial Leasing Trust Series 2021-1 B 0.54% 2/20/25	6,500,000	6,452,839
GMF Floorplan Owner Revolving Trust Series 2020-1 A 0.68% 8/15/25	16,000,000	15,926,894
GreatAmerica Leasing Receivables Funding LLC Series 2021-1 B 0.72% 12/15/26	3,600,000	3,523,146
•Halseypoint CLO 5 Ltd. Series 2021-5A A1A 1.43% (LIBOR03M + 1.21%) 1/30/35	4,000,000	3,996,660
JPMorgan Chase Bank NA - CACLN Series 2020-2 B 0.84% 2/25/28	4,075,160	4,067,547
•KKR CLO Ltd. Series 32A A1 1.44% (LIBOR03M + 1.32%) 1/15/32	3,450,000	3,451,566
•LCM XVIII LP Series 18A A1R 1.15% (LIBOR03M + 1.02%) 4/20/31	5,003,000	4,988,336
Mercedes-Benz Master Owner Trust Series 2019-BA A 2.61% 5/15/24	2,400,000	2,419,524
MMAF Equipment Finance LLC Series 2020-BA A2 0.38% 8/14/23	9,082,054	9,075,525
•Oaktree CLO Ltd. Series 2019-2A A1AR 1.24% (LIBOR03M + 1.12%) 4/15/31	2,000,000	2,000,116
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 1.32% (LIBOR03M + 1.19%) 1/20/31	5,750,000	$ 5,749,994
•Octagon Investment Partners 48 Ltd. Series 2020-3A AR 1.28% (LIBOR03M + 1.15%) 10/20/34	1,200,000	1,198,590
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 1.30% (LIBOR03M + 1.18%) 10/26/31	4,850,000	4,850,863
Tesla Auto Lease Trust Series 2021-A B 1.02% 3/20/25	11,750,000	11,702,068
•Towd Point Mortgage Trust Series 2015-6 A1B 2.75% 4/25/55	6,970	6,965
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	10,150,000	10,061,139
•TRESTLES CLO V Ltd. Series 2021-5A A1 1.33% (LIBOR03M + 1.17%) 10/20/34	7,000,000	7,001,281
UNIFY Auto Receivables Trust Series 2021-1A A3 0.51% 6/16/25	1,900,000	1,894,102
Verizon Owner Trust Series 2020-C A 0.41% 4/21/25	2,000,000	1,990,812
•Zais CLO 16 Ltd. Series 2020-16A A1R 1.55% (LIBOR03M + 1.42%) 10/20/34	5,000,000	5,020,610
Total Non-Agency Asset-Backed Securities (Cost $202,897,330)		202,622,607
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.01%
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	377,715	132,200
Total Non-Agency Commercial Mortgage-Backed Security (Cost $401,164)		132,200
U.S. TREASURY OBLIGATIONS–18.75%
U.S. Treasury Notes
0.75% 12/31/23	121,885,000	121,908,805
1.00% 12/15/24	140,850,000	141,004,055
Total U.S. Treasury Obligations (Cost $262,809,378)		262,912,860

LVIP Delaware Limited-Term Diversified Income Fund–10

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–3.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	55,088,572	$ 55,088,572
Total Money Market Fund (Cost $55,088,572)		55,088,572

TOTAL INVESTMENTS–99.51% (Cost $1,387,345,200)	1,395,571,539

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.49%	6,845,146
NET ASSETS APPLICABLE TO 143,555,891 SHARES OUTSTANDING–100.00%	$1,402,416,685
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND STANDARD CLASS ($180,706,587 / 18,406,214 Shares)	$9.818
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND SERVICE CLASS ($1,221,710,098 / 125,149,677 Shares)	$9.762
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,423,041,068
Distributable earnings/(accumulated loss)	(20,624,383)
TOTAL NET ASSETS	$1,402,416,685

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
★ Includes $356,528 variation margin due from broker on futures contracts, $72,946 payable for fund shares redeemed, $184,472 other accrued expenses payable and $931,870 due to manager and affiliates as of December 31, 2021.
LVIP Delaware Limited-Term Diversified Income Fund–11

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
313	U.S. Treasury 2 yr Notes	$ 68,287,797	$ 68,337,638	3/31/22	$—	$ (49,841)
211	U.S. Treasury 3 yr Notes	48,078,329	48,143,038	3/31/22	—	(64,709)
(255)	U.S. Treasury 5 yr Notes	(30,849,024)	(30,719,011)	3/31/22	—	(130,013)
Total Futures Contracts					$—	$(244,563)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
CMPC–Coût Moyen Pondéré du Capital
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–12

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 23,087,686
EXPENSES:
Management fees	6,780,157
Distribution fees-Service Class	3,753,390
Shareholder servicing fees	277,201
Accounting and administration expenses	257,066
Professional fees	66,676
Trustees’ fees and expenses	40,111
Custodian fees	39,704
Reports and statements to shareholders	39,260
Pricing fees	25,546
Consulting fees	5,448
Other	79,613
11,364,172
Less:
Expenses reimbursed	(64,523)
Total operating expenses	11,299,649
NET INVESTMENT INCOME	11,788,037
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(1,566,697)
Foreign currencies	38,477
Foreign currency exchange contracts	(48,365)
Futures contracts	266,596
Net realized loss	(1,309,989)
Net change in unrealized appreciation (depreciation) of:
Investments	(24,535,457)
Foreign currency exchange contracts	215,248
Futures contracts	(244,563)
Net change in unrealized appreciation (depreciation)	(24,564,772)
NET REALIZED AND UNREALIZED LOSS	(25,874,761)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,086,724)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,788,037	$ 13,343,006
Net realized gain (loss)	(1,309,989)	21,611,361
Net change in unrealized appreciation (depreciation)	(24,564,772)	18,075,468
Net increase (decrease) in net assets resulting from operations	(14,086,724)	53,029,835
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,061,232)	(2,659,107)
Service Class	(16,640,908)	(17,646,817)
Return of capital:
Standard Class	(16,720)	(62,382)
Service Class	(90,892)	(460,716)
	(19,809,752)	(20,829,022)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	55,941,093	63,258,887
Service Class	136,147,487	140,929,835
Reinvestment of dividends and distributions:
Standard Class	3,077,952	2,797,877
Service Class	16,731,800	18,722,000
	211,898,332	225,708,599
Cost of shares redeemed:
Standard Class	(43,498,297)	(32,112,392)
Service Class	(145,330,927)	(160,819,377)
	(188,829,224)	(192,931,769)
Increase in net assets derived from capital share transactions	23,069,108	32,776,830
NET INCREASE (DECREASE) IN NET ASSETS	(10,827,368)	64,977,643
NET ASSETS:
Beginning of year	1,413,244,053	1,348,266,410
End of year	$1,402,416,685	$1,413,244,053
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–13

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 10.060	$ 9.820	$ 9.590	$ 9.830	$ 9.820
Income (loss) from investment operations:
Net investment income[2]	0.109	0.120	0.220	0.210	0.150
Net realized and unrealized gain (loss)	(0.176)	0.300	0.270	(0.190)	0.060
Total from investment operations	(0.067)	0.420	0.490	0.020	0.210
Less dividends and distributions from:
Net investment income	(0.174)	(0.180)	(0.260)	(0.260)	(0.200)
Return of capital	(0.001)	— [3]	—	—	—
Total dividends and distributions	(0.175)	(0.180)	(0.260)	(0.260)	(0.200)
Net asset value, end of period	$ 9.818	$ 10.060	$ 9.820	$ 9.590	$ 9.830
Total return[4]	(0.67%)	4.31%	5.21%	0.24%	2.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180,707	$169,526	$131,920	$260,009	$98,895
Ratio of expenses to average net assets	0.53%	0.53%	0.54%	0.54%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.53%	0.54%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	1.09%	1.26%	2.27%	2.14%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	1.25%	2.27%	2.14%	1.49%
Portfolio turnover	274%	196%	97%	125%	135%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–14

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 10.000	$ 9.750	$ 9.530	$ 9.760	$ 9.750
Income (loss) from investment operations:
Net investment income[2]	0.079	0.090	0.190	0.180	0.120
Net realized and unrealized gain (loss)	(0.183)	0.310	0.260	(0.180)	0.070
Total from investment operations	(0.104)	0.400	0.450	—	0.190
Less dividends and distributions from:
Net investment income	(0.133)	(0.150)	(0.230)	(0.230)	(0.180)
Return of capital	(0.001)	— [3]	—	—	—
Total dividends and distributions	(0.134)	(0.150)	(0.230)	(0.230)	(0.180)
Net asset value, end of period	$ 9.762	$ 10.000	$ 9.750	$ 9.530	$ 9.760
Total return[4]	(1.04%)	4.12%	4.81%	0.04%	1.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,221,710	$1,243,718	$1,216,346	$1,220,337	$1,319,169
Ratio of expenses to average net assets	0.83%	0.83%	0.84%	0.82%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.84%	0.84%	0.84%	0.85%
Ratio of net investment income to average net assets	0.79%	0.96%	1.97%	1.86%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.79%	0.95%	1.97%	1.84%	1.19%
Portfolio turnover	274%	196%	97%	125%	135%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–15

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Delaware Limited-Term Diversified Income Fund–16

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1, 2021, for its services, LIAC receives a management fee at an annual rate of 0.50% of the first $500 million of the Fund's average daily net assets; 0.475% of the next $500 million; 0.45% of the next $1.5 billion; and 0.425% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $4,553,111. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $2,227,046.
Effective May 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.53% of the average daily net assets for the Standard Class and 0.83% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2021, DMC (Delaware Management Company) had contractually agreed to waive that portion, if any, of its management fee and reimburse the Predecessor Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), did not exceed 0.53% of the Predecessor Fund’s average daily net assets.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2024	Total
LIAC	$ 23,434	$ 23,434
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
LVIP Delaware Limited-Term Diversified Income Fund–17

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Effective May 1, 2021, Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$44,266
Legal	8,860
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $19,706 and $16,860 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,178 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $2,514,361. Prior to May 1, 2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $1,239,029.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$585,881
Distribution fees payable to LFD	311,458
Shareholder servicing fees payable to Lincoln Life	34,531
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 254,571,118
Purchases of U.S. government securities	3,553,642,303
Sales other than U.S. government securities	75,644,570
Sales of U.S. government securities	3,628,557,891
LVIP Delaware Limited-Term Diversified Income Fund–18

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,396,619,371
Aggregate unrealized appreciation of investments and derivatives	$ 9,260,965
Aggregate unrealized depreciation of investments and derivatives	(10,308,797)
Net unrealized depreciation of investments and derivatives	$ (1,047,832)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 32,704,252	$—	$ 32,704,252
Agency Commercial Mortgage-Backed Securities	—	8,978,920	—	8,978,920
Agency Mortgage-Backed Securities	—	84,769,363	—	84,769,363
Corporate Bonds	—	748,362,765	—	748,362,765
Non-Agency Asset-Backed Securities	—	202,622,607	—	202,622,607
Non-Agency Commercial Mortgage-Backed Security	—	132,200	—	132,200
U.S. Treasury Obligations	—	262,912,860	—	262,912,860
Money Market Fund	55,088,572	—	—	55,088,572
Total Investments	$55,088,572	$1,340,482,967	$—	$1,395,571,539
Derivatives:

Liabilities:
Futures Contracts	$(244,563)	$—	$—	$(244,563)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, mark-to-market of futures contracts and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP Delaware Limited-Term Diversified Income Fund–19

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$19,702,229	$20,305,924
Return of capital	107,523	523,098
Total	$19,809,752	$20,829,022
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 271,139
Capital loss carryforward	(19,847,690)
Net unrealized appreciation	(1,047,832)
Distributable earnings/(accumulated loss)	$(20,624,383)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,862,432	$12,985,258	$19,847,690
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	5,602,714	6,368,262
Service Class	13,720,478	14,186,965
Shares reinvested:
Standard Class	311,823	281,873
Service Class	1,703,906	1,900,488
	21,338,921	22,737,588
Shares redeemed:
Standard Class	(4,351,473)	(3,244,654)
Service Class	(14,668,720)	(16,420,463)
	(19,020,193)	(19,665,117)
Net increase	2,318,728	3,072,471
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP Delaware Limited-Term Diversified Income Fund–20

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2021.   During the year ended December 31, 2021, the Fund had open foreign currency exchange contracts with a notional of $219,248 for 15 days.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $340,000 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(244,563)
LVIP Delaware Limited-Term Diversified Income Fund–21

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (48,365)	$ 215,248
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	266,596	(244,563)
Total		$218,231	$ (29,315)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$16,382,777	$19,268,438
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Delaware Limited-Term Diversified Income Fund–22

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Limited-Term Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Limited-Term Diversified Income Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Limited-Term Diversified Income Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Limited-Term Diversified Income Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Limited-Term Diversified Income Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Limited-Term Diversified Income Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Limited-Term Diversified Income Fund–29

LVIP Delaware Mid Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Mid Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Mid Cap Value Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 31.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell Midcap® Value Index1, returned 28.34%.
Stock selection was the main contributor to the Fund’s relative outperformance during the year, specifically within the financial services, industrials, healthcare, and technology sectors. The Fund’s positions in the basic industry, consumer staples, and transportation sectors lagged the stronger returns of those sectors in the benchmark.
Shares of regional bank East West Bancorp Inc. outperformed for the year. East West Bancorp, headquartered in California, is one of the largest independent banks, operating more than 120 locations in the U.S. and China. The bank reported several quarters of better-than-expected earnings results during the year. We maintained the Fund’s position in East West Bancorp as of the end of the year as its loan growth is accelerating, and its profitability is strong.
Stock selection in the energy sector contributed to performance. The Fund’s position in independent oil and gas exploration and production (E&P) company Marathon Oil Corp. outperformed. The re-opening of the US economy led to an increase in demand for oil, thus benefiting Marathon Oil’s financial performance. For the year, Marathon Oil maintained its capital budget, strengthened its balance sheet, and generated significant free cash flow, which it used to repurchase its stock and increase its dividend.
Cable One Inc. is a video, broadband communications, and telephone provider serving residential and business customers in 24 states. With more Americans staying home during the pandemic, Cable One added more broadband subscribers than expected. Shares of Cable One declined during the year as the company reported its pace of subscription growth had begun to slow. We maintained the Fund’s position in Cable One as its financial results remain strong and has margin expansion potential, in our opinion.
The Fund’s position in healthcare equipment manufacturer, Zimmer Biomet Holdings, Inc., underperformed. Zimmer Biomet is a leading manufacturer of knee and hip replacement products. The effects of the COVID-19 global pandemic has led to high deferral rates for elective surgical procedures which led to a decline in the company’s sales. We maintained the Fund’s position in Zimmer Biomet as the company generates strong free cash flow and continues to introduce innovative new products which should eventually help drive growth.
The Fund ended the year overweight in the financial services, technology, and basic industry sectors. The Fund remained underweight in the traditionally defensive sectors, including REITs, utilities, healthcare, and consumer staples.
Portfolio Managers:
Delaware Investments Fund Advisers:	Christopher Beck
Steven Catricks
Kelley McKee Carabasi
Kent Madden
Michael Foley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Mid Cap Value Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,681 for the Standard Class shares and to $33,490 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $35,285. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Mid Cap Value Fund–1

LVIP Delaware Mid Cap Value Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 31.91%
Five Years	+ 11.66%
Ten Years	+ 13.24%
Service Class Shares
One Year	+ 31.45%
Five Years	+ 11.27%
Ten Years	+ 12.85%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2019 Delaware Management Holdings, Inc.
LVIP Delaware Mid Cap Value Fund–2

LVIP Delaware Mid Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,101.30	0.41%	$2.17
Service Class Shares	1,000.00	1,099.40	0.76%	4.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.41%	$2.09
Service Class Shares	1,000.00	1,021.40	0.76%	3.87

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Mid Cap Value Fund–3

LVIP Delaware Mid Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.05%
Airlines	0.96%
Auto Components	1.04%
Banks	8.32%
Building Products	1.18%
Capital Markets	4.06%
Chemicals	3.54%
Commercial Services & Supplies	0.77%
Communications Equipment	1.12%
Construction & Engineering	3.28%
Consumer Finance	1.72%
Containers & Packaging	3.42%
Diversified Consumer Services	0.71%
Electric Utilities	2.27%
Electrical Equipment	1.34%
Electronic Equipment, Instruments & Components	3.50%
Equity Real Estate Investment Trusts	7.68%
Food & Staples Retailing	0.60%
Food Products	2.21%
Health Care Equipment & Supplies	1.99%
Health Care Providers & Services	2.35%
Hotels, Restaurants & Leisure	2.24%
Household Durables	1.74%
Insurance	5.79%
IT Services	0.40%
Leisure Products	1.39%
Life Sciences Tools & Services	2.44%
Machinery	4.71%
Marine	0.61%
Media	1.20%
Metals & Mining	1.37%
Multiline Retail	0.88%
Multi-Utilities	3.69%
Oil, Gas & Consumable Fuels	4.96%
Paper & Forest Products	0.88%
Professional Services	2.38%
Road & Rail	0.83%
Semiconductors & Semiconductor Equipment	4.90%
Software	2.07%
Specialty Retail	2.39%
Technology Hardware, Storage & Peripherals	0.39%
Textiles, Apparel & Luxury Goods	0.91%
Trading Companies & Distributors	0.82%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	0.96%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
East West Bancorp, Inc.	2.33%
Teradyne, Inc.	2.32%
Raymond James Financial, Inc.	2.10%
Synopsys, Inc.	2.07%
Hess Corp.	1.96%
Huntsman Corp.	1.82%
KBR, Inc.	1.82%
Quanta Services, Inc.	1.80%
DR Horton, Inc.	1.74%
Synchrony Financial	1.72%
Total	19.68%

IT–Information Technology

LVIP Delaware Mid Cap Value Fund–4

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.05%
Airlines–0.96%
†Southwest Airlines Co.	242,300	$ 10,380,132
		10,380,132
Auto Components–1.04%
†Aptiv PLC	67,800	11,183,610
		11,183,610
Banks–8.32%
East West Bancorp, Inc.	319,600	25,146,128
Hancock Whitney Corp.	238,200	11,914,764
KeyCorp	755,800	17,481,654
Signature Bank	37,500	12,130,125
Synovus Financial Corp.	240,900	11,531,883
Western Alliance Bancorp	106,700	11,486,255
		89,690,809
Building Products–1.18%
Johnson Controls International PLC	156,395	12,716,477
		12,716,477
Capital Markets–4.06%
Affiliated Managers Group, Inc.	64,100	10,545,091
Raymond James Financial, Inc.	225,525	22,642,710
State Street Corp.	113,500	10,555,500
		43,743,301
Chemicals–3.54%
†Axalta Coating Systems Ltd.	202,700	6,713,424
Celanese Corp.	69,800	11,730,588
Huntsman Corp.	562,900	19,633,952
		38,077,964
Commercial Services & Supplies–0.77%
Brink's Co.	126,200	8,274,934
		8,274,934
Communications Equipment–1.12%
†Ciena Corp.	157,300	12,107,381
		12,107,381
Construction & Engineering–3.28%
†AECOM	205,200	15,872,220
Quanta Services, Inc.	169,600	19,446,336
		35,318,556
Consumer Finance–1.72%
Synchrony Financial	400,200	18,565,278
		18,565,278
Containers & Packaging–3.42%
†Berry Global Group, Inc.	202,682	14,953,878
Crown Holdings, Inc.	96,800	10,708,016
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Graphic Packaging Holding Co.	575,600	$ 11,224,200
		36,886,094
Diversified Consumer Services–0.71%
Service Corp. International	106,950	7,592,380
		7,592,380
Electric Utilities–2.27%
Edison International	121,400	8,285,550
NRG Energy, Inc.	237,100	10,214,268
Xcel Energy, Inc.	88,300	5,977,910
		24,477,728
Electrical Equipment–1.34%
AMETEK, Inc.	47,700	7,013,808
Regal Rexnord Corp.	43,700	7,436,866
		14,450,674
Electronic Equipment, Instruments & Components–3.50%
Avnet, Inc.	205,500	8,472,765
†Flex Ltd.	653,141	11,972,075
†Keysight Technologies, Inc.	83,750	17,295,212
		37,740,052
Equity Real Estate Investment Trusts–7.68%
Apartment Income REIT Corp.	190,659	10,423,328
Brandywine Realty Trust	556,200	7,464,204
†Host Hotels & Resorts, Inc.	390,100	6,783,839
Kimco Realty Corp.	488,500	12,041,525
Life Storage, Inc.	77,750	11,909,745
MGM Growth Properties LLC Class A	290,700	11,875,095
Outfront Media, Inc.	357,400	9,585,468
Spirit Realty Capital, Inc.	263,100	12,678,789
		82,761,993
Food & Staples Retailing–0.60%
†U.S. Foods Holding Corp.	185,800	6,471,414
		6,471,414
Food Products–2.21%
Campbell Soup Co.	83,600	3,633,256
Conagra Brands, Inc.	188,800	6,447,520
Kellogg Co.	101,000	6,506,420
Tyson Foods, Inc. Class A	83,000	7,234,280
		23,821,476
Health Care Equipment & Supplies–1.99%
STERIS PLC	45,900	11,172,519
Zimmer Biomet Holdings, Inc.	81,000	10,290,240
		21,462,759
LVIP Delaware Mid Cap Value Fund–5

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–2.35%
AmerisourceBergen Corp.	79,400	$ 10,551,466
Quest Diagnostics, Inc.	85,400	14,775,054
		25,326,520
Hotels, Restaurants & Leisure–2.24%
Darden Restaurants, Inc.	55,150	8,307,796
†Marriott International, Inc. Class A	95,540	15,787,030
		24,094,826
Household Durables–1.74%
DR Horton, Inc.	172,533	18,711,204
		18,711,204
Insurance–5.79%
Allstate Corp.	115,500	13,588,575
Assurant, Inc.	68,000	10,598,480
Globe Life, Inc.	93,050	8,720,646
Hartford Financial Services Group, Inc.	249,700	17,239,288
Reinsurance Group of America, Inc.	111,600	12,219,084
		62,366,073
IT Services–0.40%
†Fiserv, Inc.	41,800	4,338,422
		4,338,422
Leisure Products–1.39%
Hasbro, Inc.	73,900	7,521,542
Polaris, Inc.	68,000	7,473,880
		14,995,422
Life Sciences Tools & Services–2.44%
Agilent Technologies, Inc.	109,300	17,449,745
†Syneos Health, Inc.	86,500	8,881,820
		26,331,565
Machinery–4.71%
†Gates Industrial Corp. PLC	442,400	7,038,584
ITT, Inc.	180,800	18,475,952
Oshkosh Corp.	96,400	10,865,244
Stanley Black & Decker, Inc.	75,900	14,316,258
		50,696,038
Marine–0.61%
†Kirby Corp.	110,600	6,571,852
		6,571,852
Media–1.20%
Cable One, Inc.	3,600	6,348,420
Nexstar Media Group, Inc. Class A	43,700	6,597,826
		12,946,246
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–1.37%
Alcoa Corp.	148,200	$ 8,829,756
Newmont Corp.	96,000	5,953,920
		14,783,676
Multiline Retail–0.88%
†Dollar Tree, Inc.	67,700	9,513,204
		9,513,204
Multi-Utilities–3.69%
CMS Energy Corp.	177,800	11,565,890
MDU Resources Group, Inc.	226,400	6,982,176
Public Service Enterprise Group, Inc.	210,000	14,013,300
WEC Energy Group, Inc.	73,900	7,173,473
		39,734,839
Oil, Gas & Consumable Fuels–4.96%
Coterra Energy, Inc.	442,500	8,407,500
Hess Corp.	285,200	21,113,356
Marathon Oil Corp.	1,061,600	17,431,472
Valero Energy Corp.	85,700	6,436,927
		53,389,255
Paper & Forest Products–0.88%
Louisiana-Pacific Corp.	121,300	9,503,855
		9,503,855
Professional Services–2.38%
KBR, Inc.	412,200	19,628,964
ManpowerGroup, Inc.	61,600	5,995,528
		25,624,492
Road & Rail–0.83%
JB Hunt Transport Services, Inc.	43,500	8,891,400
		8,891,400
Semiconductors & Semiconductor Equipment–4.90%
†ON Semiconductor Corp.	217,600	14,779,392
†Qorvo, Inc.	83,100	12,996,009
Teradyne, Inc.	153,200	25,052,796
		52,828,197
Software–2.07%
†Synopsys, Inc.	60,600	22,331,100
		22,331,100
Specialty Retail–2.39%
†AutoZone, Inc.	8,000	16,771,120
Ross Stores, Inc.	78,600	8,982,408
		25,753,528

LVIP Delaware Mid Cap Value Fund–6

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–0.39%
†Western Digital Corp.	64,200	$ 4,186,482
		4,186,482
Textiles, Apparel & Luxury Goods–0.91%
PVH Corp.	38,000	4,052,700
VF Corp.	78,600	5,755,092
		9,807,792
Trading Companies & Distributors–0.82%
†United Rentals, Inc.	26,700	8,872,143
		8,872,143
Total Common Stock (Cost $586,239,209)		1,067,321,143

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.96%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	10,322,459	$ 10,322,459
Total Money Market Fund (Cost $10,322,459)		10,322,459

TOTAL INVESTMENTS–100.01% (Cost $596,561,668)	1,077,643,602
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(58,629)
NET ASSETS APPLICABLE TO 23,452,410 SHARES OUTSTANDING–100.00%	$1,077,584,973
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND STANDARD CLASS ($875,293,165 / 19,024,469 Shares)	$46.009
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND SERVICE CLASS ($202,291,808 / 4,427,941 Shares)	$45.685
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 573,029,502
Distributable earnings/(accumulated loss)	504,555,471
TOTAL NET ASSETS	$1,077,584,973

† Non-income producing.
★ Includes $846,471 payable for fund shares redeemed, $47,529 other accrued expenses payable and $397,828 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–7

LVIP Delaware Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 16,710,556
EXPENSES:
Management fees	3,577,743
Distribution fees-Service Class	653,470
Shareholder servicing fees	291,715
Accounting and administration expenses	182,049
Professional fees	40,384
Reports and statements to shareholders	25,409
Trustees’ fees and expenses	20,786
Custodian fees	7,026
Consulting fees	2,845
Pricing fees	1,534
Other	20,964
Total operating expenses	4,823,925
NET INVESTMENT INCOME	11,886,631
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	57,447,071
Net change in unrealized appreciation (depreciation) of investments	199,200,084
NET REALIZED AND UNREALIZED GAIN	256,647,155
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$268,533,786
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,886,631	$ 10,726,271
Net realized gain (loss)	57,447,071	(33,193,001)
Net change in unrealized appreciation (depreciation)	199,200,084	37,343,298
Net increase in net assets resulting from operations	268,533,786	14,876,568
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,081,159)	(15,710,842)
Service Class	(1,928,337)	(3,606,070)
Return of capital:
Standard Class	—	(7,377,570)
Service Class	—	(1,620,904)
	(13,009,496)	(28,315,386)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	103,448,799	82,663,685
Service Class	20,342,410	26,446,408
Reinvestment of dividends and distributions:
Standard Class	11,081,159	23,088,412
Service Class	1,928,337	5,226,974
	136,800,705	137,425,479
Cost of shares redeemed:
Standard Class	(118,197,040)	(157,443,291)
Service Class	(34,633,754)	(24,802,035)
	(152,830,794)	(182,245,326)
Decrease in net assets derived from capital share transactions	(16,030,089)	(44,819,847)
NET INCREASE (DECREASE) IN NET ASSETS	239,494,201	(58,258,665)
NET ASSETS:
Beginning of year	838,090,772	896,349,437
End of year	$1,077,584,973	$ 838,090,772
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–8

LVIP Delaware Mid Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 35.342	$ 36.468	$ 31.753	$ 41.502	$ 39.082
Income (loss) from investment operations:
Net investment income[1]	0.523	0.447	0.504	0.462	0.492
Net realized and unrealized gain (loss)	10.732	(0.357)	8.882	(5.856)	6.066
Total from investment operations	11.255	0.090	9.386	(5.394)	6.558
Less dividends and distributions from:
Net investment income	(0.588)	(0.470)	(0.409)	(0.514)	(0.524)
Net realized gain	—	(0.348)	(4.262)	(3.841)	(3.614)
Return of capital	—	(0.398)	—	—	—
Total dividends and distributions	(0.588)	(1.216)	(4.671)	(4.355)	(4.138)
Net asset value, end of period	$ 46.009	$ 35.342	$ 36.468	$ 31.753	$ 41.502
Total return[2]	31.91%	0.51%	30.43%	(14.75%)	17.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$875,293	$671,609	$736,219	$ 431,527	$569,673
Ratio of expenses to average net assets	0.41%	0.44%	0.46%	0.46%	0.45%
Ratio of net investment income to average net assets	1.25%	1.48%	1.39%	1.15%	1.21%
Portfolio turnover	19%	28%	13%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–9

LVIP Delaware Mid Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 35.102	$ 36.246	$ 31.604	$ 41.324	$ 38.939
Income (loss) from investment operations:
Net investment income[1]	0.373	0.339	0.375	0.318	0.347
Net realized and unrealized gain (loss)	10.649	(0.374)	8.826	(5.809)	6.033
Total from investment operations	11.022	(0.035)	9.201	(5.491)	6.380
Less dividends and distributions from:
Net investment income	(0.439)	(0.412)	(0.297)	(0.388)	(0.381)
Net realized gain	—	(0.348)	(4.262)	(3.841)	(3.614)
Return of capital	—	(0.349)	—	—	—
Total dividends and distributions	(0.439)	(1.109)	(4.559)	(4.229)	(3.995)
Net asset value, end of period	$ 45.685	$ 35.102	$ 36.246	$ 31.604	$ 41.324
Total return[2]	31.45%	0.16%	29.97%	(15.04%)	17.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,292	$166,482	$160,131	$ 115,579	$125,003
Ratio of expenses to average net assets	0.76%	0.79%	0.81%	0.81%	0.80%
Ratio of net investment income to average net assets	0.88%	1.13%	1.04%	0.80%	0.86%
Portfolio turnover	19%	28%	13%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–10

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Mid Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP Delaware Mid Cap Value Fund–11

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$57,410
Legal	9,292
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,676 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$313,812
Distribution fees payable to LFD	58,279
Shareholder servicing fees payable to Lincoln Life	25,737
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$185,869,970
Sales	201,558,638
LVIP Delaware Mid Cap Value Fund–12

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$600,176,487
Aggregate unrealized appreciation of investments	$479,627,554
Aggregate unrealized depreciation of investments	(2,160,439)
Net unrealized appreciation of investments	$477,467,115
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,067,321,143	$—	$—	$1,067,321,143
Money Market Fund	10,322,459	—	—	10,322,459
Total Investments	$1,077,643,602	$—	$—	$1,077,643,602
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$12,163,254	$10,644,320
Long-term capital gains	846,242	8,672,592
Return of capital	—	8,998,474
Total	$13,009,496	$28,315,386
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 27,088,357
Other temporary differences	(1)
Net unrealized appreciation	477,467,115
Distributable earnings/(accumulated loss)	$504,555,471
LVIP Delaware Mid Cap Value Fund–13

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$276,623	$(276,623)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $30,192,962 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,562,694	3,311,011
Service Class	484,608	976,564
Shares reinvested:
Standard Class	250,824	701,125
Service Class	43,950	160,498
	3,342,076	5,149,198
Shares redeemed:
Standard Class	(2,792,289)	(5,197,166)
Service Class	(843,448)	(812,094)
	(3,635,737)	(6,009,260)
Net decrease	(293,661)	(860,062)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware Mid Cap Value Fund–14

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Mid Cap Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Mid Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Mid Cap Value Fund–16

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Mid Cap Value Fund–17

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Mid Cap Value Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Mid Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods, below the return of the Morningstar peer group median and benchmark index for the three-year period and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with a similar investment strategy for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Mid Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Mid Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Mid Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Mid Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Mid Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Mid Cap Value Fund–23

LVIP Delaware REIT Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware REIT Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware REIT Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 43.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the FTSE Nareit Equity REITs Index1, returned 43.24%.
2021 was a tremendous year for REITs. The strong final quarter result saw REITs deliver their best calendar year on record, significantly outperforming the broader market (as defined by the S&P 500).
Performance remains driven by a recovery in commercial real estate fundamentals, particularly across pandemic impacted sectors, the ongoing supportive backdrop of tight credit spreads and the thirst for reopening trades, particularly in markets with strong vaccine rollouts, amplified by structural shifts accelerated by the pandemic (e.g., warehouse demand).
U.S. economic growth began to moderate in the second half of the year. Real gross domestic product (GDP) expanded 2.3% at a seasonally adjusted annual rate in the third quarter, according to the U.S. Department of Commerce. The average annual rate of economic growth for the first half of 2021 was 6.5%. The latter half of the year saw investors sharpen their focus on inflation. Inflation appears to be increasingly likely to be more persistent than transitory, with the Consumer Price Index (CPI) data for November showing mounting pressures.
With rising bond yields now firmly in focus, we are reminded that real estate represents a ‘bond proxy with growth’ – that is, if rates are rising on inflation and growth expectations, sectors with pricing power will see rising rents and real estate’s inflation hedging characteristics should endure.
For the calendar year ended December 31, 2021, the Fund advanced, performing broadly in-line with its benchmark.
On a sector basis, self-storage, Diversified and Office contributed to Fund performance. The strong performance in self-storage was driven by a combination of stock selection and asset allocation. Positions in Life Storage Inc and Extra Space Storage Inc were the primary contributors. Life Storage Inc was the standout in what was a strong sector, experiencing record seasonal occupancy and strong pricing power. Life Storage experience considerable growth over the period crossing the 1000 store threshold in the third quarter of 2021.
In the Diversified sector, stock selection was the key driver. Contributors included a position in LXP Industrial Trust and not holding JPG Smith Properties.
Freestanding, Apartments, and Regional Malls were the leading detractors from performance.The Freestanding sector was the main detractor, driven by both negative stock selection and sector allocation. Among the Fund’s holdings, shares of Four Corners Property Trust and Store Capital Corporation, were the biggest detractors. Store Capital Corporations share price trended sideways as it was impacted by the pandemic, in particular its tenant’s ability to pay rents.
As of the close of the calendar year, cash was 0.5% of the total Fund and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight self-storage. Shopping Centers and Freestanding were underweight industrials, self-storage and apartments.
Portfolio Managers:
Delaware Investments Fund Advisers:	Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware REIT Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,006 for the Standard Class shares and to $25,318 for the Service Class shares. For comparison, look at how the FTSE Nareit Equity REITs Index did over the same period. The same $10,000 investment would have increased to $29,379. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® REIT Series, a former series of Delaware VIP®Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.

LVIP Delaware REIT Fund–1

LVIP Delaware REIT Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 43.07%
Five Years	+ 8.89%
Ten Years	+ 10.03%
Service Class Shares
One Year	+ 42.54%
Five Years	+ 8.58%
Ten Years	+ 9.73%
1. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware REIT Fund–2

LVIP Delaware REIT Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,181.40	0.82%	$4.51
Service Class Shares	1,000.00	1,179.60	1.12%	6.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.82%	$4.18
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware REIT Fund–3

LVIP Delaware REIT Fund
Security Type/Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
REIT Apartments	15.93%
REIT Diversified	18.26%
REIT Health Care	8.73%
REIT Hotels	2.27%
REIT Manufactured Homes	3.84%
REIT Office Property	7.23%
REIT Regional Malls	2.91%
REIT Shopping Centers	8.09%
REIT Single Tenant	7.91%
REIT Storage	12.09%
REIT Warehouse/Industry	11.99%
Total	99.25%
Money Market Fund	0.25%
Total Investments	99.50%
Receivables and Other Assets Net of Liabilities	0.50%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	10.73%
Equinix, Inc.	6.72%
Public Storage	4.96%
Digital Realty Trust, Inc.	3.60%
Extra Space Storage, Inc.	3.20%
Invitation Homes, Inc.	2.97%
Alexandria Real Estate Equities, Inc.	2.96%
Simon Property Group, Inc.	2.91%
Welltower, Inc.	2.91%
Equity Residential	2.85%
Total	43.81%

REIT–Real Estate Investment Trust

LVIP Delaware REIT Fund–4

LVIP Delaware REIT Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.25%
REIT Apartments–15.93%
American Campus Communities, Inc.	27,234	$ 1,560,236
American Homes 4 Rent Class A	128,941	5,623,117
AvalonBay Communities, Inc.	50,248	12,692,142
Camden Property Trust	47,838	8,547,694
Equity Residential	155,339	14,058,180
Essex Property Trust, Inc.	38,562	13,582,693
Invitation Homes, Inc.	322,539	14,623,918
Mid-America Apartment Communities, Inc.	29,707	6,815,974
UDR, Inc.	16,486	988,995
		78,492,949
REIT Diversified–18.26%
Digital Realty Trust, Inc.	100,289	17,738,115
Duke Realty Corp.	208,052	13,656,533
EPR Properties	14,309	679,534
Equinix, Inc.	39,164	33,126,478
Gaming & Leisure Properties, Inc.	96,457	4,693,598
Lamar Advertising Co. Class A	21,689	2,630,876
LXP Industrial Trust	410,105	6,405,840
Outfront Media, Inc.	50,424	1,352,372
VICI Properties, Inc.	308,625	9,292,699
WP Carey, Inc.	4,807	394,414
		89,970,459
REIT Health Care–8.73%
CareTrust REIT, Inc.	204,382	4,666,041
Healthcare Trust of America, Inc. Class A	212,906	7,108,931
Healthpeak Properties, Inc.	184,504	6,658,750
Medical Properties Trust, Inc.	392,756	9,280,824
Ventas, Inc.	19,699	1,007,013
Welltower, Inc.	167,000	14,323,590
		43,045,149
REIT Hotels–2.27%
Apple Hospitality REIT, Inc.	469,649	7,584,831
†Chatham Lodging Trust	262,948	3,607,647
		11,192,478
REIT Manufactured Homes–3.84%
Equity LifeStyle Properties, Inc.	84,332	7,392,543
Sun Communities, Inc.	54,871	11,521,264
		18,913,807
REIT Office Property–7.23%
Alexandria Real Estate Equities, Inc.	65,446	14,591,840
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
REIT Office Property (continued)
Boston Properties, Inc.	9,621	$ 1,108,147
Cousins Properties, Inc.	136,536	5,499,670
Douglas Emmett, Inc.	50,780	1,701,130
Highwoods Properties, Inc.	129,422	5,770,927
Kilroy Realty Corp.	48,743	3,239,460
†Orion Office REIT, Inc.	16,829	314,197
Piedmont Office Realty Trust, Inc. Class A	185,937	3,417,522
		35,642,893
REIT Regional Malls–2.91%
Simon Property Group, Inc.	89,877	14,359,648
		14,359,648
REIT Shopping Centers–8.09%
Brixmor Property Group, Inc.	299,887	7,620,129
Kimco Realty Corp.	229,321	5,652,763
Kite Realty Group Trust	197,450	4,300,461
Regency Centers Corp.	84,406	6,359,992
Retail Opportunity Investments Corp.	288,202	5,648,759
SITE Centers Corp.	360,212	5,702,156
Urban Edge Properties	240,555	4,570,545
		39,854,805
REIT Single Tenant–7.91%
Agree Realty Corp.	46,252	3,300,543
Essential Properties Realty Trust, Inc.	132,049	3,806,973
Four Corners Property Trust, Inc.	121,749	3,580,638
National Retail Properties, Inc.	111,589	5,364,083
Realty Income Corp.	168,298	12,048,454
Spirit Realty Capital, Inc.	103,938	5,008,772
STORE Capital Corp.	170,371	5,860,762
		38,970,225
REIT Storage–12.09%
CubeSmart	67,440	3,838,011
Extra Space Storage, Inc.	69,538	15,766,351
Iron Mountain, Inc.	2,416	126,429
Life Storage, Inc.	70,174	10,749,253
National Storage Affiliates Trust	67,341	4,659,997
Public Storage	65,296	24,457,270
		59,597,311
REIT Warehouse/Industry–11.99%
Plymouth Industrial REIT, Inc.	60,882	1,948,224
Prologis, Inc.	313,982	52,862,010
LVIP Delaware REIT Fund–5

LVIP Delaware REIT Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
REIT Warehouse/Industry (continued)
Terreno Realty Corp.	50,319	$ 4,291,707
		59,101,941
Total Common Stock (Cost $326,245,661)		489,141,665

MONEY MARKET FUND–0.25%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	1,206,563	1,206,563
Total Money Market Fund (Cost $1,206,563)		1,206,563

TOTAL INVESTMENTS–99.50% (Cost $327,452,224)	490,348,228
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.50%	2,468,263
NET ASSETS APPLICABLE TO 29,333,374 SHARES OUTSTANDING–100.00%	$492,816,491
NET ASSET VALUE PER SHARE–LVIP DELAWARE REIT FUND STANDARD CLASS ($274,085,548 / 16,327,626 Shares)	$16.787
NET ASSET VALUE PER SHARE–LVIP DELAWARE REIT FUND SERVICE CLASS ($218,730,943 / 13,005,748 Shares)	$16.818
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$374,758,887
Distributable earnings/(accumulated loss)	118,057,604
TOTAL NET ASSETS	$492,816,491

† Non-income producing.
★ Includes $427,473 payable for fund shares redeemed, $74,880 other accrued expenses payable and $366,698 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–6

LVIP Delaware REIT Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 7,951,964
EXPENSES:
Management fees	3,308,091
Distribution fees-Service Class	588,001
Accounting and administration expenses	95,149
Shareholder servicing fees	89,250
Professional fees	35,939
Custodian fees	20,785
Trustees’ fees and expenses	11,872
Reports and statements to shareholders	4,943
Pricing fees	2,588
Consulting fees	1,518
Other	45,966
Total operating expenses	4,204,102
NET INVESTMENT INCOME	3,747,862
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	24,714,307
Net change in unrealized appreciation (depreciation) of investments	129,020,875
NET REALIZED AND UNREALIZED GAIN	153,735,182
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,483,044
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,747,862	$ 6,792,210
Net realized gain (loss)	24,714,307	(57,757,045)
Net change in unrealized appreciation (depreciation)	129,020,875	5,395,735
Net increase (decrease) in net assets resulting from operations	157,483,044	(45,569,100)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,405,382)	(14,728,509)
Service Class	(4,656,707)	(12,029,202)
Return of capital:
Standard Class	(12,976)	—
Service Class	(8,159)	—
	(12,083,224)	(26,757,711)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	23,133,368	19,020,120
Service Class	18,644,295	11,898,297
Reinvestment of dividends and distributions:
Standard Class	7,418,358	14,728,509
Service Class	4,664,866	12,029,202
	53,860,887	57,676,128
Cost of shares redeemed:
Standard Class	(51,494,948)	(17,184,108)
Service Class	(43,957,127)	(19,842,574)
	(95,452,075)	(37,026,682)
Increase (decrease) in net assets derived from capital share transactions	(41,591,188)	20,649,446
NET INCREASE (DECREASE) IN NET ASSETS	103,808,632	(51,677,365)
NET ASSETS:
Beginning of year	389,007,859	440,685,224
End of year	$492,816,491	$389,007,859
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–7

LVIP Delaware REIT Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware REIT Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 12.090	$ 14.690	$ 11.850	$ 13.490	$ 15.570
Income (loss) from investment operations:
Net investment income[2]	0.140	0.230	0.240	0.280	0.270
Net realized and unrealized gain (loss)	4.994	(1.920)	2.900	(1.270)	(0.030)
Total from investment operations	5.134	(1.690)	3.140	(0.990)	0.240
Less dividends and distributions from:
Net investment income	(0.436)	(0.250)	(0.300)	(0.270)	(0.240)
Net realized gain	—	(0.660)	—	(0.380)	(2.080)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.437)	(0.910)	(0.300)	(0.650)	(2.320)
Net asset value, end of period	$ 16.787	$ 12.090	$ 14.690	$ 11.850	$ 13.490
Total return[3]	43.07%	(10.41%)	26.81%	(7.22%)	1.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,086	$ 214,644	$236,492	$198,904	$235,390
Ratio of expenses to average net assets	0.82%	0.83%	0.83%	0.83%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.82%	0.84%	0.83%	0.83%	0.84%
Ratio of net investment income to average net assets	0.98%	1.94%	1.70%	2.23%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	1.93%	1.70%	2.23%	1.94%
Portfolio turnover	15%	127%	98%	111%	173%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–8

LVIP Delaware REIT Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware REIT Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 12.080	$ 14.660	$ 11.820	$ 13.460	$ 15.540
Income (loss) from investment operations:
Net investment income[2]	0.097	0.190	0.200	0.240	0.240
Net realized and unrealized gain (loss)	4.982	(1.900)	2.900	(1.270)	(0.030)
Total from investment operations	5.079	(1.710)	3.100	(1.030)	0.210
Less dividends and distributions from:
Net investment income	(0.340)	(0.210)	(0.260)	(0.230)	(0.210)
Net realized gain	—	(0.660)	—	(0.380)	(2.080)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.341)	(0.870)	(0.260)	(0.610)	(2.290)
Net asset value, end of period	$ 16.818	$ 12.080	$ 14.660	$ 11.820	$ 13.460
Total return[3]	42.54%	(10.64%)	26.50%	(7.52%)	1.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$218,731	$ 174,364	$204,193	$173,457	$212,133
Ratio of expenses to average net assets	1.12%	1.13%	1.13%	1.11%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.14%	1.13%	1.13%	1.14%
Ratio of net investment income to average net assets	0.68%	1.64%	1.40%	1.95%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.68%	1.63%	1.40%	1.93%	1.64%
Portfolio turnover	15%	127%	98%	111%	173%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–9

LVIP Delaware REIT Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware REIT Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum long-term total return, with capital appreciation as a secondary objective.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer
LVIP Delaware REIT Fund–10

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1, 2021, for its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $2,308,176. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $999,915.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.83% of the average daily net assets for the Standard Class and 1.13% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2021, DMC (Delaware Management Company) had contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual Predecessor Fund operating expenses from exceeding 0.83% of the Predecessor Fund’s average daily net assets.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$14,507
Legal	2,340
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $6,334 and $5,279 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware REIT Fund–11

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,916 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $409,516. Prior to May 1, 2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $178,485.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$301,581
Distribution fees payable to LFD	53,456
Shareholder servicing fees payable to Lincoln Life	11,661
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 67,113,699
Sales	112,677,165
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$340,662,431
Aggregate unrealized appreciation of investments	$149,781,330
Aggregate unrealized depreciation of investments	(95,533)
Net unrealized appreciation of investments	$149,685,797
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware REIT Fund–12

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$489,141,665	$—	$—	$489,141,665
Money Market Fund	1,206,563	—	—	1,206,563
Total Investments	$490,348,228	$—	$—	$490,348,228
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$12,062,089	$6,933,274
Long-term capital gains	—	19,824,437
Return of capital	21,135	—
Total	$12,083,224	$26,757,711
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 452,150
Capital loss carryforward	(32,080,337)
Other temporary differences	(5)
Net unrealized appreciation	149,685,796
Distributable earnings/(accumulated loss)	$118,057,604
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$16,165,214	$15,915,123	$32,080,337
In 2021, the Fund utilized $20,927,052 of capital loss carryforwards.
LVIP Delaware REIT Fund–13

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,579,663	1,660,166
Service Class	1,274,608	1,025,893
Shares reinvested:
Standard Class	513,840	1,434,129
Service Class	325,276	1,171,295
	3,693,387	5,291,483
Shares redeemed:
Standard Class	(3,515,167)	(1,438,661)
Service Class	(3,033,811)	(1,685,742)
	(6,548,978)	(3,124,403)
Net increase (decrease)	(2,855,591)	2,167,080
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Risk Factors
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware REIT Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware REIT Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware REIT Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware REIT Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware REIT Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware REIT Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware REIT Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware REIT Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware REIT Fund–20

LVIP Delaware SMID Cap Core Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware SMID Cap Core Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware SMID Cap Core Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 23.18% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2500™ Index1, returned 18.18%.
Strong stock selection in the capital goods, healthcare, and technology sectors contributed to relative outperformance for the year. On a relative basis, stock selection detracted in only three sectors, consumer services, basic materials, and finance.
The Fund’s position in sporting goods and apparel retailer Dick's Sporting Goods Inc. contributed to outperformance as its share price appreciated by more than the company’s competitors in the specialty retail industry in the benchmark. Dick’s reported multiple quarters of better-than-consensus earnings and revenues over the year. Management increased the company’s dividend and increased its planned share repurchase program over the year. The Fund’s position in Dick’s was maintained as its shares are undervalued, in our opinion, and we believe consumer demand trends will remain favorable.
Speciality contractor, Quanta Services, Inc., was a top contributor for the year as the company reached record revenues, adjusted earnings before interest, taxes, depreciation, and amortization, and earnings per share. We believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends including the modernization and hardening of America’s aging utility infrastructure, the nationwide build-out of 5G telecommunications, and renewable energy infrastructure, which we expect should drive growth over the long term.
Among the Fund’s biotechnology companies that underperformed during the year were Amicus Therapeutics Inc. and Ultragenyx Pharmaceutical Inc. Amicus is focused on discovering, developing, and delivering novel high-quality medicines for people living with rare metabolic diseases. In February, Amicus announced topline results for its Phase 3 PROPEL pivotal trial for the treatment of Pompe disease, which can be debilitating and is characterized by severe muscle weakness that worsens over time. The trial did not achieve superiority on its primary endpoint, and the shares sold off. We felt the reaction was overdone given Amicus has an approved, revenue-generating therapy and a strong balance sheet. We added to the Fund’s position in Amicus during the year and continue to hold it in the Fund.
Ultragenyx Pharmaceutical is a biopharmaceutical company that identifies, acquires, develops, and commercializes novel products for the treatment of rare and ultra-rare genetic diseases. Ultragenyx detracted during the year when investor sentiment weakened following the announcement of a clinical hold on a study the company is conducting in the U.S., Canada, and the UK. Ultragenyx worked with the agency during the year and received approval to resume the study in September. We trimmed the Fund’s position in Ultragenyx during the year and continue to hold it in the Fund. In our opinion, Ultragenyx has a healthy cash position and multiple FDA-approved revenue-generating therapies.
The Fund ended the year with the largest overweights in the capital goods, consumer discretionary, and finance sectors. The Fund ended the year underweight the technology, media, and basic materials sectors. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware SMID Cap Core Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,858 for the Standard Class shares and to $33,927 for the Service Class shares. For comparison, look at how the Russell 2500™ Index did over the same period. The same $10,000 investment would have increased to $37,549. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® SMID Cap Core Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1,

LVIP Delaware SMID Cap Core Fund–1

LVIP Delaware SMID Cap Core Fund
2021 Annual Report Commentary (unaudited) (continued)
2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 23.18%
Five Years	+ 13.09%
Ten Years	+ 13.30%
Service Class Shares
One Year	+ 22.83%
Five Years	+ 12.76%
Ten Years	+ 12.99%
1. The Russell 2500TM Index is a subset of the Russell 3000TM Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware SMID Cap Core Fund–2

LVIP Delaware SMID Cap Core Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,058.10	0.80%	$4.15
Service Class Shares	1,000.00	1,056.60	1.10%	5.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.80%	$4.08
Service Class Shares	1,000.00	1,019.70	1.10%	5.60

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware SMID Cap Core Fund–3

LVIP Delaware SMID Cap Core Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.65%
Aerospace & Defense	0.53%
Airlines	0.72%
Auto Components	0.71%
Banks	8.20%
Biotechnology	6.91%
Building Products	1.15%
Capital Markets	1.56%
Chemicals	2.73%
Commercial Services & Supplies	1.51%
Construction & Engineering	3.77%
Consumer Finance	0.04%
Containers & Packaging	0.62%
Diversified Consumer Services	0.21%
Electrical Equipment	0.92%
Electronic Equipment, Instruments & Components	0.85%
Energy Equipment & Services	0.06%
Entertainment	0.33%
Equity Real Estate Investment Trusts	7.24%
Food & Staples Retailing	1.66%
Food Products	0.87%
Gas Utilities	1.34%
Health Care Equipment & Supplies	0.85%
Health Care Providers & Services	0.74%
Health Care Technology	0.68%
Hotels, Restaurants & Leisure	3.43%
Household Durables	2.80%
Insurance	3.71%
Interactive Media & Services	1.27%
IT Services	2.73%
Leisure Products	1.68%
Life Sciences Tools & Services	3.28%
Machinery	4.49%
Media	0.90%
Metals & Mining	3.15%
Multi-Utilities	1.19%
Oil, Gas & Consumable Fuels	3.12%
Pharmaceuticals	1.69%
Professional Services	2.84%
Road & Rail	2.01%
Semiconductors & Semiconductor Equipment	4.44%
Software	5.15%
Specialty Retail	3.46%
Textiles, Apparel & Luxury Goods	1.22%
Thrifts & Mortgage Finance	1.65%
Trading Companies & Distributors	1.24%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	0.43%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Diamondback Energy, Inc.	2.47%
ExlService Holdings, Inc.	1.59%
Quanta Services, Inc.	1.56%
Knight-Swift Transportation Holdings, Inc.	1.41%
Reliance Steel & Aluminum Co.	1.41%
Huntsman Corp.	1.25%
Five Below, Inc.	1.24%
Catalent, Inc.	1.24%
East West Bancorp, Inc.	1.24%
Camden Property Trust	1.22%
Total	14.63%

IT–Information Technology

LVIP Delaware SMID Cap Core Fund–4

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.65%
Aerospace & Defense–0.53%
BWX Technologies, Inc.	78,586	$ 3,762,698
		3,762,698
Airlines–0.72%
†Allegiant Travel Co.	27,487	5,141,168
		5,141,168
Auto Components–0.71%
BorgWarner, Inc.	112,822	5,084,887
		5,084,887
Banks–8.20%
Comerica, Inc.	68,977	6,000,999
East West Bancorp, Inc.	112,028	8,814,363
First Horizon Corp.	349,038	5,699,790
Independent Bank Group, Inc.	43,269	3,121,858
SouthState Corp.	66,773	5,349,185
Sterling Bancorp	210,216	5,421,471
Umpqua Holdings Corp.	302,784	5,825,564
Valley National Bancorp	364,155	5,007,131
Webster Financial Corp.	128,327	7,165,780
Western Alliance Bancorp	55,487	5,973,176
		58,379,317
Biotechnology–6.91%
†Agios Pharmaceuticals, Inc.	68,617	2,255,441
†Amicus Therapeutics, Inc.	228,529	2,639,510
†Biohaven Pharmaceutical Holding Co. Ltd.	39,707	5,472,022
†Blueprint Medicines Corp.	59,384	6,360,620
†Exact Sciences Corp.	30,715	2,390,548
†Halozyme Therapeutics, Inc.	139,339	5,602,821
†Insmed, Inc.	114,331	3,114,376
†Ligand Pharmaceuticals, Inc.	37,719	5,826,077
†Natera, Inc.	56,313	5,259,071
†Neurocrine Biosciences, Inc.	61,753	5,259,503
†Ultragenyx Pharmaceutical, Inc.	59,877	5,035,057
		49,215,046
Building Products–1.15%
Carlisle Cos., Inc.	15,280	3,791,274
Zurn Water Solutions Corp.	121,728	4,430,899
		8,222,173
Capital Markets–1.56%
Hamilton Lane, Inc. Class A	30,744	3,185,693
Raymond James Financial, Inc.	36,667	3,681,367
Stifel Financial Corp.	60,522	4,261,959
		11,129,019
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–2.73%
Balchem Corp.	17,555	$ 2,959,773
Huntsman Corp.	254,819	8,888,087
Minerals Technologies, Inc.	103,819	7,594,360
		19,442,220
Commercial Services & Supplies–1.51%
ABM Industries, Inc.	92,230	3,767,595
†Casella Waste Systems, Inc. Class A	36,750	3,139,185
Tetra Tech, Inc.	22,660	3,847,668
		10,754,448
Construction & Engineering–3.77%
†Ameresco, Inc. Class A	43,036	3,504,852
†MasTec, Inc.	46,009	4,245,710
Quanta Services, Inc.	96,913	11,112,045
†WillScot Mobile Mini Holdings Corp.	195,587	7,987,773
		26,850,380
Consumer Finance–0.04%
†LendingTree, Inc.	2,176	266,778
		266,778
Containers & Packaging–0.62%
Westrock Co.	100,071	4,439,150
		4,439,150
Diversified Consumer Services–0.21%
†Chegg, Inc.	49,110	1,507,677
		1,507,677
Electrical Equipment–0.92%
†Generac Holdings, Inc.	7,199	2,533,472
Regal Rexnord Corp.	23,696	4,032,585
		6,566,057
Electronic Equipment, Instruments & Components–0.85%
†II-VI, Inc.	88,205	6,027,048
		6,027,048
Energy Equipment & Services–0.06%
Patterson-UTI Energy, Inc.	55,110	465,679
		465,679
Entertainment–0.33%
†Cinemark Holdings, Inc.	146,434	2,360,516
		2,360,516
Equity Real Estate Investment Trusts–7.24%
American Assets Trust, Inc.	51,545	1,934,484
Brixmor Property Group, Inc.	227,670	5,785,095
Camden Property Trust	48,696	8,701,001
Cousins Properties, Inc.	124,119	4,999,513
†DiamondRock Hospitality Co.	238,196	2,289,064
LVIP Delaware SMID Cap Core Fund–5

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
First Industrial Realty Trust, Inc.	85,842	$ 5,682,740
Kite Realty Group Trust	149,224	3,250,099
Life Storage, Inc.	46,895	7,183,376
LXP Industrial Trust	272,489	4,256,278
Pebblebrook Hotel Trust	145,420	3,253,045
Physicians Realty Trust	222,609	4,191,728
		51,526,423
Food & Staples Retailing–1.66%
†BJ's Wholesale Club Holdings, Inc.	64,420	4,314,208
Casey's General Stores, Inc.	37,989	7,497,129
		11,811,337
Food Products–0.87%
J & J Snack Foods Corp.	39,035	6,165,969
		6,165,969
Gas Utilities–1.34%
South Jersey Industries, Inc.	179,829	4,697,133
Spire, Inc.	73,848	4,816,367
		9,513,500
Health Care Equipment & Supplies–0.85%
†Quidel Corp.	24,569	3,316,569
†Shockwave Medical, Inc.	15,400	2,746,282
		6,062,851
Health Care Providers & Services–0.74%
Encompass Health Corp.	80,580	5,258,651
		5,258,651
Health Care Technology–0.68%
†Inspire Medical Systems, Inc.	21,212	4,880,033
		4,880,033
Hotels, Restaurants & Leisure–3.43%
Aramark	181,171	6,676,151
†Brinker International, Inc.	76,950	2,815,601
†Chuy's Holdings, Inc.	62,404	1,879,609
Jack in the Box, Inc.	46,289	4,049,362
Texas Roadhouse, Inc.	47,855	4,272,494
Wendy's Co.	198,511	4,734,487
		24,427,704
Household Durables–2.80%
†Helen of Troy Ltd.	14,450	3,532,592
KB Home	72,760	3,254,555
La-Z-Boy, Inc.	73,741	2,677,536
†Taylor Morrison Home Corp.	102,413	3,580,358
Toll Brothers, Inc.	95,596	6,920,194
		19,965,235
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–3.71%
Axis Capital Holdings Ltd.	103,029	$ 5,611,990
Kemper Corp.	84,281	4,954,880
Primerica, Inc.	37,894	5,808,013
Reinsurance Group of America, Inc.	51,761	5,667,312
Selective Insurance Group, Inc.	53,861	4,413,370
		26,455,565
Interactive Media & Services–1.27%
†Bumble, Inc. Class A	562	19,029
†Yelp, Inc.	102,812	3,725,907
†Ziff Davis, Inc.	47,508	5,266,737
		9,011,673
IT Services–2.73%
†ExlService Holdings, Inc.	78,155	11,314,499
†WNS Holdings Ltd.	91,890	8,106,536
		19,421,035
Leisure Products–1.68%
†Malibu Boats, Inc. Class A	96,954	6,663,648
†YETI Holdings, Inc.	64,114	5,310,563
		11,974,211
Life Sciences Tools & Services–3.28%
Bio-Techne Corp.	14,659	7,583,687
†ICON PLC	21,177	6,558,517
†NeoGenomics, Inc.	68,650	2,342,338
†Repligen Corp.	26,029	6,893,520
		23,378,062
Machinery–4.49%
Barnes Group, Inc.	38,761	1,805,875
Columbus McKinnon Corp.	24,211	1,120,001
ESCO Technologies, Inc.	30,598	2,753,514
Federal Signal Corp.	67,570	2,928,484
†Gates Industrial Corp. PLC	140,599	2,236,930
Graco, Inc.	57,636	4,646,614
Kadant, Inc.	14,888	3,431,386
Lincoln Electric Holdings, Inc.	35,594	4,964,295
Oshkosh Corp.	49,524	5,581,850
Woodward, Inc.	22,793	2,494,922
		31,963,871
Media–0.90%
Interpublic Group of Cos., Inc.	171,428	6,419,979
		6,419,979
Metals & Mining–3.15%
Kaiser Aluminum Corp.	66,542	6,250,956

LVIP Delaware SMID Cap Core Fund–6

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Co.	61,855	$ 10,034,118
Worthington Industries, Inc.	111,888	6,115,798
		22,400,872
Multi-Utilities–1.19%
Black Hills Corp.	61,112	4,312,674
NorthWestern Corp.	72,527	4,145,643
		8,458,317
Oil, Gas & Consumable Fuels–3.12%
Diamondback Energy, Inc.	163,387	17,621,288
PDC Energy, Inc.	93,735	4,572,393
		22,193,681
Pharmaceuticals–1.69%
†Catalent, Inc.	68,865	8,816,786
†Supernus Pharmaceuticals, Inc.	111,103	3,239,763
		12,056,549
Professional Services–2.84%
†ASGN, Inc.	64,023	7,900,438
Jacobs Engineering Group, Inc.	48,163	6,705,735
KBR, Inc.	95,770	4,560,567
†Upwork, Inc.	31,535	1,077,236
		20,243,976
Road & Rail–2.01%
Knight-Swift Transportation Holdings, Inc.	165,325	10,074,905
Werner Enterprises, Inc.	89,025	4,242,932
		14,317,837
Semiconductors & Semiconductor Equipment–4.44%
Azenta, Inc.	48,427	4,993,308
†Ichor Holdings Ltd.	34,801	1,601,890
†MACOM Technology Solutions Holdings, Inc.	59,255	4,639,666
†MaxLinear, Inc.	76,963	5,802,241
†ON Semiconductor Corp.	107,471	7,299,430
†Semtech Corp.	50,648	4,504,127
†Silicon Laboratories, Inc.	13,462	2,778,826
		31,619,488
Software–5.15%
†Blackline, Inc.	24,908	2,578,974
†Box, Inc. Class A	76,589	2,005,866
†Consensus Cloud Solutions, Inc.	15,836	916,429
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Guidewire Software, Inc.	30,283	$ 3,438,029
†Mimecast Ltd.	15,440	1,228,561
†Paycom Software, Inc.	3,904	1,620,902
†PTC, Inc.	65,136	7,891,227
†Q2 Holdings, Inc.	12,571	998,640
†Rapid7, Inc.	49,679	5,846,722
†Sprout Social, Inc. Class A	23,399	2,122,055
SS&C Technologies Holdings, Inc.	43,094	3,532,846
†Tyler Technologies, Inc.	3,077	1,655,272
†Varonis Systems, Inc.	57,955	2,827,045
		36,662,568
Specialty Retail–3.46%
American Eagle Outfitters, Inc.	229,224	5,803,952
Dick's Sporting Goods, Inc.	75,357	8,665,301
†Five Below, Inc.	42,747	8,843,927
Sonic Automotive, Inc. Class A	26,526	1,311,711
		24,624,891
Textiles, Apparel & Luxury Goods–1.22%
Steven Madden Ltd.	186,538	8,668,421
		8,668,421
Thrifts & Mortgage Finance–1.65%
Essent Group Ltd.	121,646	5,538,543
†NMI Holdings, Inc. Class A	148,231	3,238,847
WSFS Financial Corp.	58,901	2,952,118
		11,729,508
Trading Companies & Distributors–1.24%
Boise Cascade Co.	74,876	5,331,171
†WESCO International, Inc.	26,395	3,473,318
		8,804,489
Total Common Stock (Cost $463,200,365)		709,630,957

MONEY MARKET FUND–0.43%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	3,038,181	3,038,181
Total Money Market Fund (Cost $3,038,181)		3,038,181

TOTAL INVESTMENTS–100.08% (Cost $466,238,546)	712,669,138
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(548,097)
NET ASSETS APPLICABLE TO 26,141,416 SHARES OUTSTANDING–100.00%	$712,121,041
LVIP Delaware SMID Cap Core Fund–7

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND STANDARD CLASS ($467,478,296 / 16,627,804 Shares)	$28.114
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND SERVICE CLASS ($244,642,745 / 9,513,612 Shares)	$25.715
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$450,468,026
Distributable earnings/(accumulated loss)	261,653,015
TOTAL NET ASSETS	$712,121,041

† Non-income producing.
★ Includes $476,744 payable for fund shares redeemed, $112,721 other accrued expenses payable and $512,331 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–8

LVIP Delaware SMID Cap Core Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 6,956,081
EXPENSES:
Management fees	5,177,001
Distribution fees-Service Class	741,295
Accounting and administration expenses	138,349
Shareholder servicing fees	138,011
Professional fees	56,411
Reports and statements to shareholders	26,025
Custodian fees	21,127
Trustees’ fees and expenses	19,309
Pricing fees	3,468
Consulting fees	2,431
Other	40,079
Total operating expenses	6,363,506
NET INVESTMENT INCOME	592,575
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	47,262,806
Net change in unrealized appreciation (depreciation) of investments	95,485,867
NET REALIZED AND UNREALIZED GAIN	142,748,673
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,341,248
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 592,575	$ 5,084,014
Net realized gain	47,262,806	20,956,286
Net change in unrealized appreciation (depreciation)	95,485,867	39,339,834
Net increase in net assets resulting from operations	143,341,248	65,380,134
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,722,649)	(10,297,921)
Service Class	(20,778,363)	(5,875,178)
Return of capital:
Standard Class	(19,657)	—
Service Class	(11,123)	—
	(57,531,792)	(16,173,099)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,320,205	13,338,676
Service Class	16,757,948	10,755,568
Reinvestment of dividends and distributions:
Standard Class	36,742,306	10,297,922
Service Class	20,789,486	5,875,178
	92,609,945	40,267,344
Cost of shares redeemed:
Standard Class	(57,893,479)	(40,407,577)
Service Class	(52,892,185)	(32,325,795)
	(110,785,664)	(72,733,372)
Decrease in net assets derived from capital share transactions	(18,175,719)	(32,466,028)
NET INCREASE IN NET ASSETS	67,633,737	16,741,007
NET ASSETS:
Beginning of year	644,487,304	627,746,297
End of year	$ 712,121,041	$644,487,304
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–9

LVIP Delaware SMID Cap Core Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1,2]
Net asset value, beginning of period	$ 24.740	$ 23.090	$ 18.920	$ 30.980	$ 28.080
Income (loss) from investment operations:
Net investment income[3]	0.052	0.210	0.110	0.120	0.060
Net realized and unrealized gain (loss)	5.604	2.040	5.370	(2.590)	4.890
Total from investment operations	5.656	2.250	5.480	(2.470)	4.950
Less dividends and distributions from:
Net investment income	(0.273)	(0.110)	(0.120)	(0.050)	(0.090)
Net realized gain	(2.008)	(0.490)	(1.190)	(9.540)	(1.960)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(2.282)	(0.600)	(1.310)	(9.590)	(2.050)
Net asset value, end of period	$ 28.114	$ 24.740	$ 23.090	$ 18.920	$ 30.980
Total return[4]	23.18%	11.09%	29.63%	(12.12%)	18.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,478	$413,756	$399,267	$ 343,361	$411,087
Ratio of expenses to average net assets	0.80%	0.82%	0.81%	0.81%	0.81%
Ratio of net investment income to average net assets	0.19%	1.02%	0.52%	0.51%	0.22%
Portfolio turnover	17%	32%	14%	18%	112%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.
[2]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2017.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–10

LVIP Delaware SMID Cap Core Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1,2]
Net asset value, beginning of period	$ 22.750	$ 21.280	$ 17.520	$ 29.410	$ 26.750
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.031)	0.140	0.040	0.050	(0.010)
Net realized and unrealized gain (loss)	5.154	1.870	4.970	(2.400)	4.660
Total from investment operations	5.123	2.010	5.010	(2.350)	4.650
Less dividends and distributions from:
Net investment income	(0.148)	(0.050)	(0.060)	—	(0.030)
Net realized gain	(2.009)	(0.490)	(1.190)	(9.540)	(1.960)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(2.158)	(0.540)	(1.250)	(9.540)	(1.990)
Net asset value, end of period	$ 25.715	$ 22.750	$ 21.280	$ 17.520	$ 29.410
Total return[4]	22.83%	10.74%	29.25%	(12.40%)	18.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,643	$230,731	$228,479	$ 197,556	$239,918
Ratio of expenses to average net assets	1.10%	1.12%	1.11%	1.09%	1.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	1.12%	1.11%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	(0.13%)	0.72%	0.22%	0.23%	(0.03%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.13%)	0.72%	0.22%	0.21%	(0.08%)
Portfolio turnover	17%	32%	14%	18%	112%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.
[2]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2017.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–11

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware SMID Cap Core Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP Smid Cap Core Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are
LVIP Delaware SMID Cap Core Fund–12

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1, 2021, for its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $3,499,113. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $1,677,888.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.80% of the average daily net assets for the Standard Class and 1.10% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$22,323
Legal	5,327
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $10,101 and $7,189 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,983 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net
LVIP Delaware SMID Cap Core Fund–13

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
 The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $498,190. Prior to May 1, 2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $243,105.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$434,201
Distribution fees payable to LFD	61,021
Shareholder servicing fees payable to Lincoln Life	17,109
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$117,740,680
Sales	192,284,181
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$467,907,791
Aggregate unrealized appreciation of investments	$258,354,980
Aggregate unrealized depreciation of investments	(13,593,633)
Net unrealized appreciation of investments	$244,761,347
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$709,630,957	$—	$—	$709,630,957
Money Market Fund	3,038,181	—	—	3,038,181
Total Investments	$712,669,138	$—	$—	$712,669,138
There were no Level 3 investments at the beginning or end of the year.
LVIP Delaware SMID Cap Core Fund–14

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$19,804,403	$9,337,536
Long-term capital gains	37,696,609	6,835,563
Return of capital	30,780	—
Total	$57,531,792	$16,173,099
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 782,039
Undistributed long-term capital gains	16,109,629
Net unrealized appreciation	244,761,347
Distributable earnings/(accumulated loss)	$261,653,015
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	685,961	724,381
Service Class	673,207	669,890
Shares reinvested:
Standard Class	1,349,000	629,842
Service Class	834,108	389,859
	3,542,276	2,413,972
Shares redeemed:
Standard Class	(2,133,710)	(1,920,584)
Service Class	(2,135,778)	(1,654,963)
	(4,269,488)	(3,575,547)
Net increase	(727,212)	(1,161,575)
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
LVIP Delaware SMID Cap Core Fund–15

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
8. Risk Factors
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware SMID Cap Core Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware SMID Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware SMID Cap Core Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware SMID Cap Core Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware SMID Cap Core Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware SMID Cap Core Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware SMID Cap Core Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware SMID Cap Core Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware SMID Cap Core Fund–22

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Social Awareness Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 26.43% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Index1, returned 26.45%.
Stock selection in the healthcare sector detracted as the Fund’s positions in the sector lagged those in the benchmark for the year. The Fund’s positions in companies in the healthcare services, life sciences and diagnostics, and managed care industries lagged. Exact Sciences Corp., a molecular diagnostics company, which produces tests for the early detection and prevention of colorectal cancer declined for the year. Exact Sciences created a next generation colorectal cancer screening test, Cologuard, which provides a noninvasive screening option for patients in the detection of colin cancer. During the year, Exact Sciences reduced its sales guidance due to COVID-19 dynamics which led to fewer patient wellness events. Exact Sciences is expanding its testing suite and added sales representatives during the year to promote its products to healthcare professionals and increase sales.
The Fund’s holdings in the media sector declined on average for the year while those in the benchmark advanced, which detracted. Shares of Walt Disney Company declined for the year as the company’s revenues from its theme parks segment has yet to recover to pre-pandemic levels even though globally, all parks have re-opened. Management believes the late 2021 FDA approval of COVID-19 vaccines for 5- to 11-year-olds in the U.S. will boost ticket sales going forward. A component of our investment thesis on Walt Disney is the company’s longer-term 2024 subscriber and profitability targets for its direct-to-consumer streaming platform, Disney+, which management reiterated it will achieve.
On a relative basis, stock selection in the technology sector contributed as the Fund’s positions in companies in the internet and systems industries outperformed. The Fund’s position in Alphabet Inc., the holding company which operates Google Search, Google Cloud, Android, Chrome, and YouTube outperformed. Alphabet reported multiple quarters of better-than-consensus earnings and revenues over the year. The pandemic continued to drive the company’s growth as clients allocated more of their advertising budget to Google and users prove to be sticky with behavior becoming increasingly digital.
In the capital goods sector, the Fund’s positions in companies in the engineering and construction, conglomerates, and heavy machinery industries outperformed. Speciality contractor, Quanta Services, Inc., was a top contributor for the year as the company reached record revenues, adjusted earnings before interest, taxes, depreciation, and amortization, and earnings per share. We believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends including the modernization and hardening of America’s aging utility infrastructure, the nationwide build-out of 5G telecommunications, and renewable energy infrastructure, which we expect should drive growth over the long term.
The Fund ended the year with the largest overweights in the capital goods, media, and finance sectors. The Fund ended the year underweight in the utilities, consumer staples, and real estate investment trusts (REITs) sectors. We continue to maintain our strategy of investing in companies that demonstrate positive environmental, social, and governance standards, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $43,731. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $46,225. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 26.43%
Five Years	+ 18.03%
Ten Years	+ 15.90%
Service Class Shares
One Year	+ 25.99%
Five Years	+ 17.62%
Ten Years	+ 15.49%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,104.70	0.43%	$2.28
Service Class Shares	1,000.00	1,102.80	0.78%	4.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.00	0.43%	$2.19
Service Class Shares	1,000.00	1,021.30	0.78%	3.97

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.04%
Airlines	0.55%
Auto Components	0.38%
Automobiles	1.43%
Banks	5.01%
Beverages	1.48%
Biotechnology	1.51%
Building Products	1.38%
Capital Markets	3.00%
Chemicals	2.33%
Commercial Services & Supplies	0.51%
Communications Equipment	0.95%
Construction & Engineering	1.61%
Consumer Finance	0.71%
Containers & Packaging	0.50%
Diversified Telecommunication Services	0.70%
Electrical Equipment	1.62%
Entertainment	1.42%
Equity Real Estate Investment Trusts	2.39%
Food & Staples Retailing	0.73%
Food Products	0.61%
Gas Utilities	0.33%
Health Care Equipment & Supplies	3.38%
Health Care Providers & Services	0.95%
Health Care Technology	0.39%
Hotels, Restaurants & Leisure	2.17%
Household Durables	1.08%
Industrial Conglomerates	1.17%
Insurance	1.53%
Interactive Media & Services	7.48%
Internet & Direct Marketing Retail	3.91%
IT Services	3.40%
Life Sciences Tools & Services	1.97%
Machinery	2.81%
Media	1.17%
Metals & Mining	0.36%
Multi-Utilities	0.26%
Oil, Gas & Consumable Fuels	1.94%
Pharmaceuticals	4.16%
Road & Rail	1.95%
Semiconductors & Semiconductor Equipment	4.97%
Software	13.92%
Specialty Retail	4.06%
Technology Hardware, Storage & Peripherals	5.27%
Textiles, Apparel & Luxury Goods	1.09%
Thrifts & Mortgage Finance	0.50%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	0.98%
Total Investments	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	6.70%
Alphabet, Inc. Class A	5.85%
Apple, Inc.	5.26%
Amazon.com, Inc.	3.91%
Home Depot, Inc.	2.11%
Visa, Inc. Class A	1.78%
JPMorgan Chase & Co.	1.73%
Meta Platforms, Inc. Class A	1.64%
Accenture PLC Class A	1.62%
PepsiCo, Inc.	1.48%
Total	32.08%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.04%
Airlines–0.55%
†Allegiant Travel Co.	11,734	$ 2,194,727
†Southwest Airlines Co.	63,513	2,720,897
		4,915,624
Auto Components–0.38%
BorgWarner, Inc.	75,890	3,420,362
		3,420,362
Automobiles–1.43%
†Tesla, Inc.	12,120	12,808,174
		12,808,174
Banks–5.01%
Comerica, Inc.	46,250	4,023,750
East West Bancorp, Inc.	103,723	8,160,926
JPMorgan Chase & Co.	97,593	15,453,851
KeyCorp	229,517	5,308,728
U.S. Bancorp	136,533	7,669,059
Webster Financial Corp.	73,737	4,117,474
		44,733,788
Beverages–1.48%
PepsiCo, Inc.	76,180	13,233,228
		13,233,228
Biotechnology–1.51%
†Exact Sciences Corp.	48,840	3,801,217
†Neurocrine Biosciences, Inc.	40,570	3,455,347
†Vertex Pharmaceuticals, Inc.	28,407	6,238,177
		13,494,741
Building Products–1.38%
Carlisle Cos., Inc.	16,848	4,180,326
Trane Technologies PLC	40,470	8,176,154
		12,356,480
Capital Markets–3.00%
BlackRock, Inc.	10,109	9,255,396
Intercontinental Exchange, Inc.	42,362	5,793,851
Raymond James Financial, Inc.	50,532	5,073,413
State Street Corp.	71,676	6,665,868
		26,788,528
Chemicals–2.33%
Corteva, Inc.	90,248	4,266,925
Dow, Inc.	47,028	2,667,428
DuPont de Nemours, Inc.	61,882	4,998,828
Eastman Chemical Co.	30,410	3,676,873
Linde PLC	15,009	5,199,568
		20,809,622
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies–0.51%
Waste Management, Inc.	27,425	$ 4,577,232
		4,577,232
Communications Equipment–0.95%
Cisco Systems, Inc.	134,185	8,503,303
		8,503,303
Construction & Engineering–1.61%
†Ameresco, Inc. Class A	47,794	3,892,343
Quanta Services, Inc.	91,180	10,454,699
		14,347,042
Consumer Finance–0.71%
Capital One Financial Corp.	43,923	6,372,788
		6,372,788
Containers & Packaging–0.50%
Westrock Co.	99,677	4,421,672
		4,421,672
Diversified Telecommunication Services–0.70%
AT&T, Inc.	252,281	6,206,113
		6,206,113
Electrical Equipment–1.62%
Eaton Corp. PLC	25,770	4,453,571
Emerson Electric Co.	44,570	4,143,673
†Generac Holdings, Inc.	9,246	3,253,852
Rockwell Automation, Inc.	7,403	2,582,537
		14,433,633
Entertainment–1.42%
†Cinemark Holdings, Inc.	79,200	1,276,704
†Walt Disney Co.	73,504	11,385,035
		12,661,739
Equity Real Estate Investment Trusts–2.39%
American Tower Corp.	28,810	8,426,925
Brixmor Property Group, Inc.	158,043	4,015,873
Camden Property Trust	28,140	5,028,055
First Industrial Realty Trust, Inc.	59,110	3,913,082
		21,383,935
Food & Staples Retailing–0.73%
Casey's General Stores, Inc.	33,115	6,535,245
		6,535,245
Food Products–0.61%
General Mills, Inc.	81,402	5,484,867
		5,484,867
LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.33%
South Jersey Industries, Inc.	112,297	$ 2,933,198
		2,933,198
Health Care Equipment & Supplies–3.38%
Abbott Laboratories	72,740	10,237,428
Becton Dickinson & Co.	18,160	4,566,877
†Dexcom, Inc.	10,470	5,621,866
†Edwards Lifesciences Corp.	56,420	7,309,211
†Quidel Corp.	18,380	2,481,116
		30,216,498
Health Care Providers & Services–0.95%
Cigna Corp.	37,090	8,516,977
		8,516,977
Health Care Technology–0.39%
†Teladoc Health, Inc.	38,280	3,514,870
		3,514,870
Hotels, Restaurants & Leisure–2.17%
Aramark	144,544	5,326,447
Starbucks Corp.	85,493	10,000,116
Texas Roadhouse, Inc.	45,368	4,050,455
		19,377,018
Household Durables–1.08%
DR Horton, Inc.	45,940	4,982,193
Toll Brothers, Inc.	64,810	4,691,596
		9,673,789
Industrial Conglomerates–1.17%
Roper Technologies, Inc.	21,261	10,457,435
		10,457,435
Insurance–1.53%
Axis Capital Holdings Ltd.	87,104	4,744,555
Reinsurance Group of America, Inc.	43,153	4,724,822
Travelers Cos., Inc.	26,637	4,166,826
		13,636,203
Interactive Media & Services–7.48%
†Alphabet, Inc. Class A	18,031	52,236,528
†Meta Platforms, Inc. Class A	43,430	14,607,681
		66,844,209
Internet & Direct Marketing Retail–3.91%
†Amazon.com, Inc.	10,470	34,910,540
		34,910,540
IT Services–3.40%
Accenture PLC Class A	34,966	14,495,155
Visa, Inc. Class A	73,215	15,866,423
		30,361,578
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–1.97%
†Repligen Corp.	20,440	$ 5,413,330
Thermo Fisher Scientific, Inc.	18,280	12,197,147
		17,610,477
Machinery–2.81%
Deere & Co.	22,430	7,691,023
†Gates Industrial Corp. PLC	126,240	2,008,478
Ingersoll Rand, Inc.	40,179	2,485,875
Lincoln Electric Holdings, Inc.	36,940	5,152,022
Parker-Hannifin Corp.	24,537	7,805,710
		25,143,108
Media–1.17%
Comcast Corp. Class A	206,760	10,406,231
		10,406,231
Metals & Mining–0.36%
Reliance Steel & Aluminum Co.	19,940	3,234,667
		3,234,667
Multi-Utilities–0.26%
Black Hills Corp.	33,334	2,352,380
		2,352,380
Oil, Gas & Consumable Fuels–1.94%
ConocoPhillips	110,520	7,977,334
Diamondback Energy, Inc.	86,872	9,369,145
		17,346,479
Pharmaceuticals–4.16%
†Catalent, Inc.	40,210	5,148,086
Johnson & Johnson	73,550	12,582,198
Merck & Co., Inc.	97,312	7,457,992
Pfizer, Inc.	202,730	11,971,207
		37,159,483
Road & Rail–1.95%
Knight-Swift Transportation Holdings, Inc.	95,299	5,807,521
†Uber Technologies, Inc.	36,854	1,545,288
Union Pacific Corp.	39,915	10,055,786
		17,408,595
Semiconductors & Semiconductor Equipment–4.97%
Broadcom, Inc.	18,347	12,208,277
Intel Corp.	142,639	7,345,908
NVIDIA Corp.	34,260	10,076,209
†ON Semiconductor Corp.	79,806	5,420,423
Texas Instruments, Inc.	49,499	9,329,077
		44,379,894

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–13.92%
†Adobe, Inc.	22,041	$ 12,498,569
Intuit, Inc.	13,566	8,725,923
Microsoft Corp.	177,891	59,828,301
†PTC, Inc.	52,650	6,378,548
†salesforce.com, Inc.	38,929	9,893,027
†ServiceNow, Inc.	16,354	10,615,545
SS&C Technologies Holdings, Inc.	95,712	7,846,470
†Tyler Technologies, Inc.	15,990	8,601,820
		124,388,203
Specialty Retail–4.06%
†Five Below, Inc.	41,761	8,639,933
Home Depot, Inc.	45,434	18,855,565
Tractor Supply Co.	36,827	8,786,922
		36,282,420
Technology Hardware, Storage & Peripherals–5.27%
Apple, Inc.	264,899	47,038,115
		47,038,115
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–1.09%
NIKE, Inc. Class B	58,217	$ 9,703,027
		9,703,027
Thrifts & Mortgage Finance–0.50%
Essent Group Ltd.	98,650	4,491,534
		4,491,534
Total Common Stock (Cost $366,672,836)		884,875,044

MONEY MARKET FUND–0.98%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	8,762,424	8,762,424
Total Money Market Fund (Cost $8,762,424)		8,762,424

TOTAL INVESTMENTS–100.02% (Cost $375,435,260)	893,637,468
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(201,650)
NET ASSETS APPLICABLE TO 16,293,795 SHARES OUTSTANDING–100.00%	$893,435,818
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($760,314,900 / 13,849,987 Shares)	$54.896
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($133,120,918 / 2,443,808 Shares)	$54.473
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$297,842,012
Distributable earnings/(accumulated loss)	595,593,806
TOTAL NET ASSETS	$893,435,818

† Non-income producing.
★ Includes $352,436 payable for fund shares redeemed, $77,620 other accrued expenses payable and $332,354 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 10,525,915
EXPENSES:
Management fees	3,112,436
Distribution fees-Service Class	429,425
Shareholder servicing fees	246,736
Accounting and administration expenses	158,389
Professional fees	37,603
Reports and statements to shareholders	23,037
Trustees’ fees and expenses	17,711
Custodian fees	5,988
Consulting fees	2,809
Pricing fees	1,614
Other	21,556
Total operating expenses	4,057,304
NET INVESTMENT INCOME	6,468,611
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	85,230,050
Net change in unrealized appreciation (depreciation) of investments	105,741,231
NET REALIZED AND UNREALIZED GAIN	190,971,281
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,439,892
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,468,611	$ 7,883,425
Net realized gain	85,230,050	29,628,033
Net change in unrealized appreciation (depreciation)	105,741,231	90,610,826
Net increase in net assets resulting from operations	197,439,892	128,122,284
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,349,057)	(46,303,623)
Service Class	(5,873,353)	(7,225,445)
	(42,222,410)	(53,529,068)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,809,983	5,667,787
Service Class	11,615,373	8,653,471
Reinvestment of dividends and distributions:
Standard Class	36,349,057	46,303,623
Service Class	5,873,353	7,225,445
	61,647,766	67,850,326
Cost of shares redeemed:
Standard Class	(89,584,867)	(75,652,273)
Service Class	(15,351,284)	(18,093,473)
	(104,936,151)	(93,745,746)
Decrease in net assets derived from capital share transactions	(43,288,385)	(25,895,420)
NET INCREASE IN NET ASSETS	111,929,097	48,697,796
NET ASSETS:
Beginning of year	781,506,721	732,808,925
End of year	$ 893,435,818	$781,506,721
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 45.599	$ 41.154	$ 33.401	$ 39.132	$ 36.841
Income (loss) from investment operations:
Net investment income[1]	0.418	0.480	0.518	0.496	0.507
Net realized and unrealized gain (loss)	11.535	7.230	10.004	(1.771)	6.612
Total from investment operations	11.953	7.710	10.522	(1.275)	7.119
Less dividends and distributions from:
Net investment income	(0.433)	(0.533)	(0.799)	(0.503)	(0.489)
Net realized gain	(2.223)	(2.732)	(1.970)	(3.953)	(4.339)
Total dividends and distributions	(2.656)	(3.265)	(2.769)	(4.456)	(4.828)
Net asset value, end of period	$ 54.896	$ 45.599	$ 41.154	$ 33.401	$ 39.132
Total return[2]	26.43%	19.69%	31.98%	(4.56%)	20.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$760,315	$672,678	$632,383	$545,432	$647,337
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.46%	0.45%
Ratio of net investment income to average net assets	0.81%	1.19%	1.34%	1.26%	1.29%
Portfolio turnover	12%	10%	12%	13%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 45.280	$ 40.909	$ 33.230	$ 38.943	$ 36.696
Income (loss) from investment operations:
Net investment income[1]	0.235	0.336	0.381	0.355	0.367
Net realized and unrealized gain (loss)	11.436	7.159	9.934	(1.744)	6.572
Total from investment operations	11.671	7.495	10.315	(1.389)	6.939
Less dividends and distributions from:
Net investment income	(0.255)	(0.392)	(0.666)	(0.371)	(0.353)
Net realized gain	(2.223)	(2.732)	(1.970)	(3.953)	(4.339)
Total dividends and distributions	(2.478)	(3.124)	(2.636)	(4.324)	(4.692)
Net asset value, end of period	$ 54.473	$ 45.280	$ 40.909	$ 33.230	$ 38.943
Total return[2]	25.99%	19.27%	31.51%	(4.89%)	19.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,121	$108,828	$100,426	$ 80,171	$ 90,382
Ratio of expenses to average net assets	0.78%	0.80%	0.81%	0.81%	0.80%
Ratio of net investment income to average net assets	0.46%	0.84%	0.99%	0.91%	0.94%
Portfolio turnover	12%	10%	12%	13%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after
LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$48,997
Legal	7,927
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,709 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$271,827
Distribution fees payable to LFD	38,848
Shareholder servicing fees payable to Lincoln Life	21,679
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
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LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 99,986,789
Sales	181,196,985
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$377,011,792
Aggregate unrealized appreciation of investments	$524,889,963
Aggregate unrealized depreciation of investments	(8,264,287)
Net unrealized appreciation of investments	$516,625,676
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$884,875,044	$—	$—	$884,875,044
Money Market Fund	8,762,424	—	—	8,762,424
Total Investments	$893,637,468	$—	$—	$893,637,468
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$12,590,459	$8,369,786
Long-term capital gains	29,631,951	45,159,282
Total	$42,222,410	$53,529,068
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 78,968,129
Other temporary differences	1
Net unrealized appreciation	516,625,676
Distributable earnings/(accumulated loss)	$595,593,806
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	150,919	140,645
Service Class	229,639	224,886
Shares reinvested:
Standard Class	679,894	1,125,013
Service Class	111,086	177,851
	1,171,538	1,668,395
Shares redeemed:
Standard Class	(1,732,980)	(1,879,691)
Service Class	(300,391)	(454,129)
	(2,033,371)	(2,333,820)
Net decrease	(861,833)	(665,425)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Social Awareness Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000® Total Return USD Index. The Board noted that the Fund’s total return was above the total return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and above the return of the Morningstar peer group median and below the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable funds for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Social Awareness Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Social Awareness Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund–23

LVIP Delaware U.S. Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware U.S. Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware U.S. Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 18.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000 Growth Index1, returned 27.60%.
Despite the backdrop of the global pandemic, equity markets were strong during the year. The U.S. markets continued building on its string of new all-time highs – 70 for the year with the last one coming on December 29. There were other signs of excess as the year ended, including record-setting volumes in daily options trading, all-time-high exchange traded fund (ETF) flows globally, and a new calendar-year record for initial public offerings (IPOs).
The sustained highs were stark when compared with the persistent challenges that marked the year. The lingering effects of COVID-19 (including the emergence of the Omicron variant) resulted in ongoing worker shortages, manufacturing delays, and supply chain bottlenecks.
U.S. economic growth began to moderate in the second half of the year. Real gross domestic product (GDP) expanded 2.3% at a seasonally adjusted annual rate in the third quarter, according to the U.S. Department of Commerce. The average annual rate of economic growth for the first half of 2021 was 6.5%. The latter half of the year saw investors sharpen their focus on inflation. Inflation appears to be increasingly likely to be more persistent than transitory, with the Consumer Price Index (CPI) data for November showing mounting pressures. According to the most recent inflation data, the Personal Consumption Expenditures Price Index (PCE) was up 5.7% in November from a year earlier, the highest since July 1982.
For the calendar year ended December 31, 2021, LVIP Delaware US Growth Fund advanced, although it underperformed its benchmark, the Russell 1000® Growth Index.
On a sector basis, financials, consumer staples, and energy contributed to Fund performance. The strong performance from financials was driven mainly by positive stock selection. A position in KKR & Co Inc. (not held as of December 31, 2021) contributed to the Fund’s performance. KKR & Co performed strongly, reporting a significant increase in earnings driven by growth in asset management fees and profit from asset sales including the sale of The Bountiful Company to the Swiss food company Nestle.
In the Energy sector, both stock selection and sector allocation contributed to performance. The key driver was an overweight holding in Cimarex Energy Co. (not held as of December 31, 2021). The company announced in May, and subsequently approved in September, a merger with Cabot Oil & Gas to form one of the largest U.S. oil and gas firms.
Information technology, Communication Services and industrials were the leading detractors from performance. Information technology was the main detractor, driven by both negative stock selection and sector allocation. Among the Fund’s holdings, shares of
Zoom Video Communication fell after the company saw a deceleration in its revenue growth as demand for video-conferencing facilities fell from pandemic highs.
As of the close of the calendar year, cash was 0.9% of the total Fund and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight in Energy and Communication Services and Information Technology and was underweight in Health Care, Real Estate, and Consumer Staples.
Portfolio Managers:
Delaware Investments Fund Advisers:	Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Delaware U.S. Growth Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware U.S. Growth Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $47,582 for the Standard Class shares and to $46,309 for the Service Class shares. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $60,825. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® U.S. Growth Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous

LVIP Delaware U.S. Growth Fund–1

LVIP Delaware U.S. Growth Fund
2021 Annual Report Commentary (unaudited) (continued)
performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 18.10%
Five Years	+ 21.93%
Ten Years	+ 16.88%
Service Class Shares
One Year	+ 17.74%
Five Years	+ 21.61%
Ten Years	+ 16.56%
1. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware U.S. Growth Fund–2

LVIP Delaware U.S. Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,118.00	0.72%	$3.84
Service Class Shares	1,000.00	1,116.40	1.02%	5.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.10	1.02%	5.19

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware U.S. Growth Fund–3

LVIP Delaware U.S. Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.18%
Automobiles	2.57%
Biotechnology	2.61%
Capital Markets	1.19%
Consumer Finance	1.23%
Diversified Consumer Services	0.38%
Electrical Equipment	0.77%
Entertainment	1.24%
Food & Staples Retailing	2.18%
Health Care Equipment & Supplies	1.42%
Health Care Providers & Services	2.65%
Health Care Technology	0.96%
Hotels, Restaurants & Leisure	2.26%
Household Durables	0.64%
Interactive Media & Services	11.54%
Internet & Direct Marketing Retail	6.20%
IT Services	6.87%
Life Sciences Tools & Services	1.04%
Machinery	0.90%
Media	1.17%
Oil, Gas & Consumable Fuels	0.93%
Paper & Forest Products	0.66%
Road & Rail	1.34%
Semiconductors & Semiconductor Equipment	10.30%
Software	17.19%
Specialty Retail	6.73%
Technology Hardware, Storage & Peripherals	10.75%
Textiles, Apparel & Luxury Goods	2.42%
Tobacco	1.04%
Money Market Fund	0.90%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	9.71%
Microsoft Corp.	8.88%
Amazon.com, Inc.	5.18%
Alphabet, Inc. Class A	4.53%
Alphabet, Inc. Class C	3.33%
Meta Platforms, Inc. Class A	2.85%
Tesla, Inc.	2.56%
NVIDIA Corp.	2.53%
Mastercard, Inc. Class A	2.52%
Costco Wholesale Corp.	2.18%
Total	44.27%

IT–Information Technology

LVIP Delaware U.S. Growth Fund–4

LVIP Delaware U.S. Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.18%
Automobiles–2.57%
†Tesla, Inc.	10,967	$ 11,589,706
		11,589,706
Biotechnology–2.61%
†Incyte Corp.	29,822	2,188,935
†Moderna, Inc.	22,015	5,591,370
†Vertex Pharmaceuticals, Inc.	18,309	4,020,656
		11,800,961
Capital Markets–1.19%
Blackstone, Inc.	41,614	5,384,435
		5,384,435
Consumer Finance–1.23%
American Express Co.	14,418	2,358,785
†Upstart Holdings, Inc.	21,288	3,220,874
		5,579,659
Diversified Consumer Services–0.38%
†frontdoor, Inc.	47,252	1,731,786
		1,731,786
Electrical Equipment–0.77%
†Generac Holdings, Inc.	9,871	3,473,802
		3,473,802
Entertainment–1.24%
†Netflix, Inc.	7,228	4,354,436
†Take-Two Interactive Software, Inc.	7,036	1,250,438
		5,604,874
Food & Staples Retailing–2.18%
Costco Wholesale Corp.	17,378	9,865,491
		9,865,491
Health Care Equipment & Supplies–1.42%
†Intuitive Surgical, Inc.	17,889	6,427,518
		6,427,518
Health Care Providers & Services–2.65%
McKesson Corp.	21,074	5,238,364
†Molina Healthcare, Inc.	17,230	5,480,519
UnitedHealth Group, Inc.	2,514	1,262,380
		11,981,263
Health Care Technology–0.96%
†Veeva Systems, Inc. Class A	16,898	4,317,101
		4,317,101
Hotels, Restaurants & Leisure–2.26%
†Booking Holdings, Inc.	1,031	2,473,606
Domino's Pizza, Inc.	2,500	1,410,825
Starbucks Corp.	54,179	6,337,318
		10,221,749
Household Durables–0.64%
Tempur Sealy International, Inc.	61,403	2,887,783
		2,887,783
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services–11.54%
†Alphabet, Inc. Class C	5,197	$ 15,037,987
†Alphabet, Inc. Class A	7,063	20,461,794
†Match Group, Inc.	12,219	1,615,963
†Meta Platforms, Inc. Class A	38,252	12,866,060
†Pinterest, Inc. Class A	58,938	2,142,396
		52,124,200
Internet & Direct Marketing Retail–6.20%
†Amazon.com, Inc.	7,017	23,397,064
†Etsy, Inc.	21,127	4,625,545
		28,022,609
IT Services–6.87%
†EPAM Systems, Inc.	5,022	3,356,956
Mastercard, Inc. Class A	31,707	11,392,959
†PayPal Holdings, Inc.	41,517	7,829,276
Visa, Inc. Class A	38,972	8,445,622
		31,024,813
Life Sciences Tools & Services–1.04%
†Avantor, Inc.	111,359	4,692,668
		4,692,668
Machinery–0.90%
Caterpillar, Inc.	19,701	4,072,985
		4,072,985
Media–1.17%
†Charter Communications, Inc. Class A	8,088	5,273,133
		5,273,133
Oil, Gas & Consumable Fuels–0.93%
Cheniere Energy, Inc.	41,323	4,190,979
		4,190,979
Paper & Forest Products–0.66%
Louisiana-Pacific Corp.	37,973	2,975,185
		2,975,185
Road & Rail–1.34%
Old Dominion Freight Line, Inc.	12,542	4,494,802
†Uber Technologies, Inc.	37,260	1,562,312
		6,057,114
Semiconductors & Semiconductor Equipment–10.30%
†Advanced Micro Devices, Inc.	55,980	8,055,522
Applied Materials, Inc.	49,967	7,862,807
Lam Research Corp.	8,661	6,228,558
Micron Technology, Inc.	27,319	2,544,765
NVIDIA Corp.	38,884	11,436,173
QUALCOMM, Inc.	51,313	9,383,609
Xilinx, Inc.	4,877	1,034,070
		46,545,504
Software–17.19%
†Adobe, Inc.	16,148	9,156,885
†Atlassian Corp. PLC Class A	3,002	1,144,633
†Crowdstrike Holdings, Inc. Class A	17,721	3,628,375
LVIP Delaware U.S. Growth Fund–5

LVIP Delaware U.S. Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Dropbox, Inc. Class A	113,783	$ 2,792,235
†Fortinet, Inc.	16,092	5,783,465
†HubSpot, Inc.	3,016	1,987,996
Intuit, Inc.	4,383	2,819,233
Microsoft Corp.	119,263	40,110,532
†ServiceNow, Inc.	11,294	7,331,048
†Zoom Video Communications, Inc. Class A	15,867	2,918,100
		77,672,502
Specialty Retail–6.73%
†AutoZone, Inc.	3,213	6,735,701
Home Depot, Inc.	8,076	3,351,621
Ross Stores, Inc.	44,080	5,037,463
TJX Cos., Inc.	82,197	6,240,396
†Ulta Beauty, Inc.	13,124	5,411,550
Williams-Sonoma, Inc.	21,347	3,610,418
		30,387,149
Technology Hardware, Storage & Peripherals–10.75%
Apple, Inc.	247,140	43,884,650
NetApp, Inc.	51,116	4,702,161
		48,586,811
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.42%
†Deckers Outdoor Corp.	6,643	$ 2,433,397
NIKE, Inc. Class B	50,991	8,498,670
		10,932,067
Tobacco–1.04%
Altria Group, Inc.	99,055	4,694,216
		4,694,216
Total Common Stock (Cost $304,983,676)		448,118,063

MONEY MARKET FUND–0.90%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	4,073,632	4,073,632
Total Money Market Fund (Cost $4,073,632)		4,073,632

TOTAL INVESTMENTS–100.08% (Cost $309,057,308)	452,191,695
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(345,376)
NET ASSETS APPLICABLE TO 38,385,121 SHARES OUTSTANDING–100.00%	$451,846,319
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND STANDARD CLASS ($74,977,938 / 6,002,358 Shares)	$12.491
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND SERVICE CLASS ($376,868,381 / 32,382,763 Shares)	$11.638
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$236,167,287
Distributable earnings/(accumulated loss)	215,679,032
TOTAL NET ASSETS	$451,846,319

† Non-income producing.
★ Includes $87,711 payable for fund shares redeemed, $84,079 other accrued expenses payable and $354,497 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–6

LVIP Delaware U.S. Growth Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 2,187,060
EXPENSES:
Management fees	2,883,576
Distribution fees-Service Class	1,114,427
Accounting and administration expenses	96,309
Shareholder servicing fees	87,364
Professional fees	32,529
Reports and statements to shareholders	22,670
Custodian fees	22,358
Trustees’ fees and expenses	12,277
Pricing fees	2,423
Consulting fees	1,687
Other	27,380
Total operating expenses	4,303,000
NET INVESTMENT LOSS	(2,115,940)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	121,409,161
Net change in unrealized appreciation (depreciation) of investments	(44,728,397)
NET REALIZED AND UNREALIZED GAIN	76,680,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 74,564,824
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (2,115,940)	$ (1,872,043)
Net realized gain	121,409,161	68,094,050
Net change in unrealized appreciation (depreciation)	(44,728,397)	78,590,945
Net increase in net assets resulting from operations	74,564,824	144,812,952
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(17,434,382)	(2,919,568)
Service Class	(95,444,711)	(17,807,060)
Return of capital:
Standard Class	(3,977)	—
Service Class	(21,846)	—
	(112,904,916)	(20,726,628)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,617,756	5,475,518
Service Class	16,446,481	10,494,368
Reinvestment of dividends and distributions:
Standard Class	17,438,359	2,919,568
Service Class	95,466,557	17,807,060
	135,969,153	36,696,514
Cost of shares redeemed:
Standard Class	(12,810,827)	(11,800,241)
Service Class	(72,984,670)	(81,290,968)
	(85,795,497)	(93,091,209)
Increase (decrease) in net assets derived from capital share transactions	50,173,656	(56,394,695)
NET INCREASE IN NET ASSETS	11,833,564	67,691,629
NET ASSETS:
Beginning of year	440,012,755	372,321,126
End of year	$ 451,846,319	$440,012,755
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–7

LVIP Delaware U.S. Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 13.770	$ 10.150	$ 9.570	$ 11.310	$ 8.910
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.028)	(0.030)	0.010	0.010	0.010
Net realized and unrealized gain (loss)	2.193	4.220	2.410	(0.270)	2.490
Total from investment operations	2.165	4.190	2.420	(0.260)	2.500
Less dividends and distributions from:
Net realized gain	(3.443)	(0.570)	(1.840)	(1.480)	(0.100)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(3.444)	(0.570)	(1.840)	(1.480)	(0.100)
Net asset value, end of period	$ 12.491	$ 13.770	$ 10.150	$ 9.570	$ 11.310
Total return[3]	18.10%	44.13%	27.25%	(3.00%)	28.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 74,978	$ 68,745	$ 53,322	$ 43,417	$ 46,908
Ratio of expenses to average net assets	0.72%	0.73%	0.73%	0.73%	0.74%
Ratio of net investment income (loss) to average net assets	(0.23%)	(0.23%)	0.13%	0.08%	0.05%
Portfolio turnover	91%	54%	33%	40%	25%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–8

LVIP Delaware U.S. Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 13.080	$ 9.700	$ 9.240	$ 11.000	$ 8.680
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.062)	(0.060)	(0.020)	(0.020)	(0.020)
Net realized and unrealized gain (loss)	2.064	4.010	2.320	(0.260)	2.440
Total from investment operations	2.002	3.950	2.300	(0.280)	2.420
Less dividends and distributions from:
Net realized gain	(3.443)	(0.570)	(1.840)	(1.480)	(0.100)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(3.444)	(0.570)	(1.840)	(1.480)	(0.100)
Net asset value, end of period	$ 11.638	$ 13.080	$ 9.700	$ 9.240	$ 11.000
Total return[3]	17.74%	43.69%	26.88%	(3.29%)	28.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$376,868	$371,268	$318,999	$285,865	$336,676
Ratio of expenses to average net assets	1.02%	1.03%	1.03%	1.01%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.03%	1.03%	1.03%	1.04%
Ratio of net investment (loss) to average net assets	(0.53%)	(0.53%)	(0.17%)	(0.20%)	(0.20%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.53%)	(0.53%)	(0.17%)	(0.22%)	(0.25%)
Portfolio turnover	91%	54%	33%	40%	25%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–9

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware U.S. Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net
LVIP Delaware U.S. Growth Fund–10

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1,2021, for its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $1,958,163. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $925,413.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.73% of the average daily net assets for the Standard Class and 1.03% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$13,929
Legal	2,731
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $6,961 and $5,221 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware U.S. Growth Fund–11

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,643 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $755,119. Prior to May 1,2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $359,308.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$247,959
Distribution fees payable to LFD	95,475
Shareholder servicing fees payable to Lincoln Life	11,063
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$398,259,918
Sales	465,493,631
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$309,190,157
Aggregate unrealized appreciation of investments	$151,047,653
Aggregate unrealized depreciation of investments	(8,046,115)
Net unrealized appreciation of investments	$143,001,538
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware U.S. Growth Fund–12

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$448,118,063	$—	$—	$448,118,063
Money Market Fund	4,073,632	—	—	4,073,632
Total Investments	$452,191,695	$—	$—	$452,191,695
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$31,856,649	$—
Long-term capital gains	81,022,444	20,726,628
Return of capital	25,823	—
Total	$112,904,916	$—
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,137,439
Undistributed long-term capital gains	71,540,055
Net unrealized appreciation	143,001,538
Distributable earnings/(accumulated loss)	$215,679,032
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	536,847	465,840
Service Class	1,495,316	1,030,929
Shares reinvested:
Standard Class	1,476,263	319,078
Service Class	8,637,519	2,044,439
	12,145,945	3,860,286
Shares redeemed:
Standard Class	(1,001,942)	(1,047,020)
Service Class	(6,126,678)	(7,587,096)
	(7,128,620)	(8,634,116)
Net increase (decrease)	5,017,325	(4,773,830)
LVIP Delaware U.S. Growth Fund–13

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Risk Factors
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware U.S. Growth Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware U.S. Growth Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware U.S. Growth Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware U.S. Growth Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware U.S. Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware U.S. Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware U.S. Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware U.S. Growth Fund–20

LVIP Delaware Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Value Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 22.42% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Value Index1, returned 25.16%.
Aided by rising COVID-19 vaccination rates, the Federal Reserve’s highly accommodative monetary policy and unprecedented amounts of fiscal stimulus, the U.S. economy staged a rebound and stocks posted strong gains in 2021. These developments fueled bullish sentiment. The broad market S&P 500® Index continued setting new highs (70 for the year). Amid the high level of investor enthusiasm, several notable challenges surfaced. The lingering effects of COVID-19 (including the emergence of new variants) led to worker shortages, manufacturing delays and supply chain bottlenecks. The result was longer delivery times, higher freight costs and rising prices for a broad array of goods.
For 2021, the Fund trailed its benchmark. At the Fund level, stock selection drove the relative performance shortfall.
Investments in the healthcare sector caused the largest drag on the Fund’s relative returns. Pharmaceutical maker Viatris, Inc. was a significant detractor. Its shares remained under pressure following the company’s announcement in February that full-year results would come in below expectations. Medical products distributor Cardinal Health, Inc. was another notable laggard. The company continued to experience challenges in the medical segment of its business. The position was sold from the Fund because the investment team no longer had strong conviction in Cardinal’s long-term prospects. The Fund’s holding in packaged food maker Conagra Brands, Inc. was another noteworthy detractor. After benefiting from strong growth in packaged food sales during the early stages of the pandemic, Conagra’s year-over-year sales growth fell as the recovery got underway, and margins came under pressure because of commodity price inflation.
Investments in the information technology sector were the largest contributors to the Fund’s relative returns. Motorola Solutions, Inc., a provider of mission critical communication systems and analytics, led the group. The company’s revenue guidance for fiscal 2022 was above the consensus estimate. It also announced a record-high order backlog for the most recent quarter. The Fund’s holding in energy exploration and production company ConocoPhillips was a strong contributor. The company announced several acquisitions during the year and provided an update to its long-term financial outlook. The Fund’s holding in home improvement retailer Lowe’s Companies, Inc. (not held at December 31, 2021) was another notable contributor. The stock continued to benefit from ongoing strength in the housing market. Because Lowe’s was nearing the investment team’s price target, the position was sold near the end of the year.
Portfolio Managers:
Delaware Investments Fund Advisers:	Nikhil G. Lalvani
Robert A. Vogel Jr.
Kristen E. Bartholdson
Erin Ksenak
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Delaware Value Fund
Growth of $10,000 invested 7/28/88 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Value Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,588 for the Standard Class shares and to $31,727 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $33,846. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® Value Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.

LVIP Delaware Value Fund–1

LVIP Delaware Value Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 22.42%
Five Years	+ 10.30%
Ten Years	+ 12.54%
Service Class Shares
One Year	+ 22.04%
Five Years	+ 9.99%
Ten Years	+ 12.24%
1. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware Value Fund–2

LVIP Delaware Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,089.50	0.69%	$3.63
Service Class Shares	1,000.00	1,087.90	0.99%	5.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.69%	$3.52
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Value Fund–3

LVIP Delaware Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.18%
Aerospace & Defense	6.07%
Banks	5.84%
Chemicals	2.97%
Communications Equipment	6.67%
Consumer Finance	2.81%
Diversified Telecommunication Services	2.67%
Electric Utilities	3.35%
Entertainment	2.58%
Equity Real Estate Investment Trusts	3.33%
Food Products	5.87%
Health Care Equipment & Supplies	3.06%
Health Care Providers & Services	6.29%
Industrial Conglomerates	2.72%
Insurance	6.01%
IT Services	6.02%
Machinery	3.04%
Media	2.63%
Multiline Retail	6.51%
Oil, Gas & Consumable Fuels	3.03%
Pharmaceuticals	8.56%
Semiconductors & Semiconductor Equipment	3.26%
Software	2.81%
Specialty Retail	3.08%
Money Market Fund	0.70%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Motorola Solutions, Inc.	3.43%
Dollar Tree, Inc.	3.35%
Edison International	3.35%
Equity Residential	3.34%
CVS Health Corp.	3.30%
Cognizant Technology Solutions Corp. Class A	3.26%
Broadcom, Inc.	3.26%
Cisco Systems, Inc.	3.24%
Northrop Grumman Corp.	3.17%
Dollar General Corp.	3.16%
Total	32.86%

IT–Information Technology

LVIP Delaware Value Fund–4

LVIP Delaware Value Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.18%
Aerospace & Defense–6.07%
Northrop Grumman Corp.	69,600	$ 26,940,072
Raytheon Technologies Corp.	285,774	24,593,711
		51,533,783
Banks–5.84%
Truist Financial Corp.	438,700	25,685,885
U.S. Bancorp	425,700	23,911,569
		49,597,454
Chemicals–2.97%
DuPont de Nemours, Inc.	311,983	25,201,987
		25,201,987
Communications Equipment–6.67%
Cisco Systems, Inc.	434,100	27,508,917
Motorola Solutions, Inc.	107,300	29,153,410
		56,662,327
Consumer Finance–2.81%
Discover Financial Services	206,400	23,851,584
		23,851,584
Diversified Telecommunication Services–2.67%
Verizon Communications, Inc.	437,100	22,711,716
		22,711,716
Electric Utilities–3.35%
Edison International	417,100	28,467,075
		28,467,075
Entertainment–2.58%
†Walt Disney Co.	141,284	21,883,479
		21,883,479
Equity Real Estate Investment Trusts–3.33%
Equity Residential	313,100	28,335,550
		28,335,550
Food Products–5.87%
Archer-Daniels-Midland Co.	391,700	26,475,003
Conagra Brands, Inc.	684,404	23,372,397
		49,847,400
Health Care Equipment & Supplies–3.06%
Baxter International, Inc.	303,400	26,043,856
		26,043,856
Health Care Providers & Services–6.29%
Cigna Corp.	110,451	25,362,863
CVS Health Corp.	271,800	28,038,888
		53,401,751
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–2.72%
Honeywell International, Inc.	110,673	$ 23,076,427
		23,076,427
Insurance–6.01%
American International Group, Inc.	460,600	26,189,716
MetLife, Inc.	398,486	24,901,390
		51,091,106
IT Services–6.02%
Cognizant Technology Solutions Corp. Class A	312,222	27,700,336
Fidelity National Information Services, Inc.	214,834	23,449,131
		51,149,467
Machinery–3.04%
Dover Corp.	142,057	25,797,551
		25,797,551
Media–2.63%
Comcast Corp. Class A	444,848	22,389,200
		22,389,200
Multiline Retail–6.51%
Dollar General Corp.	113,786	26,834,152
†Dollar Tree, Inc.	202,700	28,483,404
		55,317,556
Oil, Gas & Consumable Fuels–3.03%
ConocoPhillips	356,252	25,714,269
		25,714,269
Pharmaceuticals–8.56%
Johnson & Johnson	148,800	25,455,216
Merck & Co., Inc.	313,900	24,057,296
Viatris, Inc.	1,717,312	23,235,231
		72,747,743
Semiconductors & Semiconductor Equipment–3.26%
Broadcom, Inc.	41,600	27,681,056
		27,681,056
Software–2.81%
Oracle Corp.	273,900	23,886,819
		23,886,819
Specialty Retail–3.08%
TJX Cos., Inc.	344,200	26,131,664
		26,131,664
Total Common Stock (Cost $536,707,036)		842,520,820

LVIP Delaware Value Fund–5

LVIP Delaware Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.70%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	5,983,511	$ 5,983,511
Total Money Market Fund (Cost $5,983,511)		5,983,511

TOTAL INVESTMENTS–99.88% (Cost $542,690,547)	848,504,331
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	1,024,803
NET ASSETS APPLICABLE TO 28,620,759 SHARES OUTSTANDING–100.00%	$849,529,134
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND STANDARD CLASS ($463,942,209 / 15,626,206 Shares)	$29.690
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND SERVICE CLASS ($385,586,925 / 12,994,553 Shares)	$29.673
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$491,142,549
Distributable earnings/(accumulated loss)	358,386,585
TOTAL NET ASSETS	$849,529,134

† Non-income producing.
★ Includes $2,530,584 payable for fund shares redeemed, $90,248 other accrued expenses payable and $560,977 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–6

LVIP Delaware Value Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 18,443,420
EXPENSES:
Management fees	5,217,141
Distribution fees-Service Class	1,136,560
Shareholder servicing fees	163,013
Accounting and administration expenses	158,162
Professional fees	37,372
Custodian fees	23,219
Trustees’ fees and expenses	22,707
Reports and statements to shareholders	15,220
Consulting fees	2,997
Pricing fees	2,182
Other	46,644
Total operating expenses	6,825,217
NET INVESTMENT INCOME	11,618,203
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	130,134,810
Net change in unrealized appreciation (depreciation) of investments	23,847,507
NET REALIZED AND UNREALIZED GAIN	153,982,317
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,600,520
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,618,203	$ 14,160,000
Net realized gain	130,134,810	36,605,018
Net change in unrealized appreciation (depreciation)	23,847,507	(52,339,596)
Net increase (decrease) in net assets resulting from operations	165,600,520	(1,574,578)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(74,675,344)	(26,675,996)
Service Class	(60,824,600)	(23,414,377)
Return of capital:
Standard Class	(34,372)	—
Service Class	(26,762)	—
	(135,561,078)	(50,090,373)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,359,482	16,823,119
Service Class	17,432,620	14,451,854
Reinvestment of dividends and distributions:
Standard Class	74,709,716	26,675,996
Service Class	60,851,362	23,414,377
	179,353,180	81,365,346
Cost of shares redeemed:
Standard Class	(71,997,290)	(38,762,703)
Service Class	(69,498,471)	(49,202,841)
	(141,495,761)	(87,965,544)
Increase (decrease) in net assets derived from capital share transactions	37,857,419	(6,600,198)
NET INCREASE (DECREASE) IN NET ASSETS	67,896,861	(58,265,149)
NET ASSETS:
Beginning of year	781,632,273	839,897,422
End of year	$ 849,529,134	$781,632,273
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–7

LVIP Delaware Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 28.810	$ 31.090	$ 28.310	$ 31.570	$ 29.250
Income (loss) from investment operations:
Net investment income[2]	0.454	0.550	0.570	0.540	0.480
Net realized and unrealized gain (loss)	5.619	(0.920)	4.870	(1.290)	3.380
Total from investment operations	6.073	(0.370)	5.440	(0.750)	3.860
Less dividends and distributions from:
Net investment income	(1.059)	(0.580)	(0.540)	(0.530)	(0.510)
Net realized gain	(4.131)	(1.330)	(2.120)	(1.980)	(1.030)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(5.193)	(1.910)	(2.660)	(2.510)	(1.540)
Net asset value, end of period	$ 29.690	$ 28.810	$ 31.090	$ 28.310	$ 31.570
Total return[3]	22.42%	0.41%	19.97%	(2.73%)	13.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$463,942	$419,362	$440,587	$388,644	$431,874
Ratio of expenses to average net assets	0.69%	0.70%	0.69%	0.69%	0.70%
Ratio of net investment income to average net assets	1.54%	2.10%	1.92%	1.77%	1.64%
Portfolio turnover	25%	33%	13%	13%	11%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–8

LVIP Delaware Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]	12/31/17 [1]
Net asset value, beginning of period	$ 28.700	$ 30.950	$ 28.200	$ 31.460	$ 29.150
Income (loss) from investment operations:
Net investment income[2]	0.365	0.470	0.480	0.450	0.410
Net realized and unrealized gain (loss)	5.595	(0.900)	4.840	(1.280)	3.370
Total from investment operations	5.960	(0.430)	5.320	(0.830)	3.780
Less dividends and distributions from:
Net investment income	(0.854)	(0.490)	(0.450)	(0.450)	(0.440)
Net realized gain	(4.130)	(1.330)	(2.120)	(1.980)	(1.030)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(4.987)	(1.820)	(2.570)	(2.430)	(1.470)
Net asset value, end of period	$ 29.673	$ 28.700	$ 30.950	$ 28.200	$ 31.460
Total return[3]	22.04%	0.13%	19.60%	(3.00%)	13.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,587	$362,270	$399,310	$348,946	$372,576
Ratio of expenses to average net assets	0.99%	1.00%	0.99%	0.97%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.00%	0.99%	0.99%	1.00%
Ratio of net investment income to average net assets	1.24%	1.80%	1.62%	1.49%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.80%	1.62%	1.47%	1.34%
Portfolio turnover	25%	33%	13%	13%	11%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–9

LVIP Delaware Value Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund has adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation..
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Delaware Value Fund–10

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   Effective May 1,2021, for its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.   The Fund paid management fees to LIAC for the period May 1, 2021 through December 31, 2021 in the amount of $3,540,496. Prior to May 1, 2021, management fees were paid by the Predecessor Fund to Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust in the amount of $1,676,645.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.69% of the average daily net assets for the Standard Class and 0.99% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Effective May 1, 2021, Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2021 through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$26,229
Legal	5,666
Prior to May 1, 2021, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC(Delaware Management Company) provided fund accounting and financial administrative oversight services to the Predecessor Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds® by Macquarie (Delaware Funds) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.
Prior to May 1, 2021, administrative and legal fees paid by the Predecessor fund to DIFSC were $11,624 and $8,988 respectively.
Effective May 1, 2021, Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware Value Fund–11

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,171 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. Effective May 1, 2021, The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.   The Fund paid 12b-1 distribution fees to LFD for the period May 1, 2021 through December 31, 2021 in the amount of $768,554. Prior to May 1,2021, the Predecessor Fund paid Delaware Distributors, L.P. (DDLP), an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares in the amount of $368,006.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$444,578
Distribution fees payable to LFD	95,937
Shareholder servicing fees payable to Lincoln Life	20,462
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$203,141,031
Sales	288,155,370
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$543,947,821
Aggregate unrealized appreciation of investments	$312,879,073
Aggregate unrealized depreciation of investments	(8,322,563)
Net unrealized appreciation of investments	$304,556,510
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Value Fund–12

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$842,520,820	$—	$—	$842,520,820
Money Market Fund	5,983,511	—	—	5,983,511
Total Investments	$848,504,331	$—	$—	$848,504,331
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$38,968,851	$17,751,226
Long-term capital gains	96,531,093	32,339,147
Return of capital	61,134	—
Total	$135,561,078	$50,090,373
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 53,830,075
Net unrealized appreciation	304,556,510
Distributable earnings/(accumulated loss)	$358,386,585
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	903,598	671,171
Service Class	598,466	595,436
Shares reinvested:
Standard Class	2,616,827	1,170,000
Service Class	2,135,453	1,028,752
	6,254,344	3,465,359
Shares redeemed:
Standard Class	(2,451,058)	(1,457,617)
Service Class	(2,363,731)	(1,901,769)
	(4,814,789)	(3,359,386)
Net increase	1,439,555	105,973
7. Line of Credit
Prior to May 1, 2021, the Predecessor Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% and an upfront
LVIP Delaware Value Fund–13

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The Fund had no amounts outstanding during the period ending April 30, 2021.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Value Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Value Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, and in their opinion dated February 17, 2021 they expressed an unqualified opinion on said financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Value Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Value Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Value Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Value Fund–20

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Wealth Builder Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 11.78% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned 12.91% and its broad-based benchmark index, the S&P 500 Index2, returned 28.71%.
During 2021, the performance attribution analysis suggests that LVIP Delaware Wealth Builder Fund slightly underperformed the benchmark. Allocation had a slight negative impact, which was partly offset by selection effects.
The Fund’s fiscal year was very positive from a performance perspective. Recovery from the COVID-19 pandemic continued throughout the year, resulting in high equity performance but also in rising inflationary pressure. On the flip side of the strong recovery were rapidly rising energy prices and supply chain disruptions, leading to high inflation rates. This, in turn, led to rising yields and prompted central banks to begin tightening their monetary policies. For fixed income investments, this was no beneficial environment.
The U.S. large cap value equity sleeve underperformed the Russell 1000® Value Index3 during the period, mainly due to sector allocation effects. At the sector level, underweights in energy, financials and real estate and an overweight in information technology (IT) were the main detractors to relative returns. Stock selection in communication services and healthcare was also a notable detractor. Underperformance was partially offset by stock selection in consumer discretionary, energy and IT and an underweight in utilities.
The quality and income equity sleeve strongly outperformed its benchmark, mainly driven by stock selection in IT, consumer discretionary and financials sectors. To a smaller extent, a strong underweight in industrials sector and overweights in IT, financials and energy sectors contributed too.
The international equity sleeve underperformed the MSCI EAFE® Index4 during the period. At the sleeve level, both sector allocation and security selection drove relative underperformance. At the sector level, performance was driven by overweight in consumer staples, by avoiding exposure to financials and the negative sector effect in communication services. Underperformance of the sleeve was partially offset by avoiding utilities and strong stock selection in consumer staples, communication services and healthcare.
The REIT sleeve outperformed its benchmark. This outperformance was driven by positive stock selection. At the sector level, the largest contributors to relative performance were stock selection in health care and diversified REITs as well as an overweight to self-storage REITs. The main detractors from the sleeve’s relative performance were freestanding REITs, where both stock selection and the overweight had a negative impact, and stock selection in apartments REITs.
The opportunistic sleeve underperformed its benchmark. The sleeve is not designed to match each sector of the S&P 500® Index but rather to provide exposure to areas not overtly represented by the other sleeves. Underperformance was mainly driven by exposure to emerging market equities and US high yield corporates.
The fixed income sleeve outperformed its benchmark. Key contributors to performance included an allocation to high yield corporates and an overweight to investment grade (IG) corporates. Further, the overweight to collateralized mortgage-backed securities (CMBS) and the underweight to mortgage-backed securities (MBS) contributed to the sleeve’s performance. Security selection within IG corporates and within MBS detracted from performance. Yield curve management also had a negative impact.
Portfolio Managers:
Delaware Investments Fund Advisers:	Stefan Lowenthal
Jurgen Wurzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,572 for the Standard Class shares and to $21,039 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500 Index did over the same period. The same $10,000 investment would have increased to $25,598 and $46,259, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.78%
Five Years	+ 7.81%
Ten Years	+ 7.99%
Service Class Shares
One Year	+ 11.51%
Five Years	+ 7.54%
Ten Years	+ 7.72%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
4. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,044.00	0.71%	$3.66
Service Class Shares	1,000.00	1,042.70	0.96%	4.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	54.48%
U.S. Markets	47.59%
Aerospace & Defense	1.50%
Automobiles	0.20%
Banks	1.24%
Biotechnology	0.63%
Capital Markets	1.52%
Chemicals	0.83%
Communications Equipment	1.66%
Consumer Finance	1.01%
Diversified Telecommunication Services	1.24%
Electric Utilities	0.92%
Electronic Equipment, Instruments & Components	0.02%
Entertainment	0.81%
Equity Real Estate Investment Trusts	3.57%
Food Products	1.48%
Health Care Equipment & Supplies	1.04%
Health Care Providers & Services	2.01%
Household Durables	0.11%
Household Products	0.15%
Independent Power and Renewable Electricity Producers	0.18%
Industrial Conglomerates	0.61%
Insurance	2.32%
Interactive Media & Services	0.70%
Internet & Direct Marketing Retail	0.72%
IT Services	2.41%
Leisure Products	0.07%
Machinery	0.68%
Media	0.66%
Mortgage Real Estate Investment Trusts (REITs)	0.31%
Multiline Retail	1.28%
Oil, Gas & Consumable Fuels	2.22%
Pharmaceuticals	3.75%
Semiconductors & Semiconductor Equipment	2.58%
Software	2.78%
Specialty Retail	3.36%
Technology Hardware, Storage & Peripherals	2.44%
Textiles, Apparel & Luxury Goods	0.28%
Tobacco	0.30%
Developed Markets	6.89%
Beverages	0.69%
Chemicals	0.37%
Commercial Services & Supplies	0.30%
Diversified Telecommunication Services	0.18%
Food & Staples Retailing	0.71%
Security Type/Sector	Percentage of Net Assets
Food Products	0.78%
Health Care Providers & Services	0.33%
Hotels, Restaurants & Leisure	0.31%
Household Products	0.27%
Machinery	0.11%
Media	0.15%
Personal Products	0.22%
Pharmaceuticals	0.77%
Professional Services	0.10%
Software	0.31%
Specialty Retail	0.15%
Textiles, Apparel & Luxury Goods	0.66%
Tobacco	0.28%
Wireless Telecommunication Services	0.20%
Agency Commercial Mortgage-Backed Securities	0.21%
Agency Mortgage-Backed Securities	8.74%
Corporate Bonds	16.15%
Aerospace & Defense	0.40%
Agriculture	0.17%
Airlines	0.06%
Auto Manufacturers	0.16%
Auto Parts & Equipment	0.08%
Banks	3.90%
Beverages	0.35%
Biotechnology	0.42%
Chemicals	0.25%
Commercial Services	0.21%
Computers	0.28%
Diversified Financial Services	1.08%
Electric	1.78%
Gas	0.02%
Health Care Products	0.05%
Insurance	0.11%
Internet	0.25%
Machinery Construction & Mining	0.20%
Machinery Diversified	0.45%
Media	1.14%
Mining	0.41%
Office Business Equipment	0.03%
Oil & Gas	0.18%
Pharmaceuticals	0.86%
Pipelines	0.73%
Real Estate Investment Trusts	0.32%
Retail	0.24%
Semiconductors	0.50%
Software	0.04%
Telecommunications	1.44%
Transportation	0.02%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Water	0.02%
Municipal Bond	0.01%
Non-Agency Asset-Backed Securities	2.47%
Non-Agency Collateralized Mortgage Obligations	0.21%
Non-Agency Commercial Mortgage-Backed Securities	3.91%
U.S. Treasury Obligations	10.29%
Exchange-Traded Funds	2.42%
Money Market Fund	0.75%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	1.84%
Microsoft Corp.	1.53%
Johnson & Johnson	1.18%
Broadcom, Inc.	1.13%
Merck & Co., Inc.	1.00%
Cisco Systems, Inc.	0.99%
ConocoPhillips	0.98%
TJX Cos., Inc.	0.97%
Verizon Communications, Inc.	0.91%
MetLife, Inc.	0.89%
Total	11.42%

Geography	Percentage of Net Assets
Belgium	0.19%
Canada	0.31%
Cayman Islands	1.30%
China	0.06%
Denmark	0.40%
France	1.33%
Germany	1.03%
Ireland	0.54%
Japan	1.01%
Netherlands	0.49%
Spain	0.40%
Sweden	0.72%
Switzerland	1.56%
United Kingdom	1.68%
United States	85.45%
Total	96.47%

IT–Information Technology

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–54.48%
U.S. MARKETS–47.59%
Aerospace & Defense–1.50%
Lockheed Martin Corp.	907	$ 322,357
Northrop Grumman Corp.	2,600	1,006,382
Raytheon Technologies Corp.	11,879	1,022,307
		2,351,046
Automobiles–0.20%
†Tesla, Inc.	295	311,750
		311,750
Banks–1.24%
Truist Financial Corp.	16,400	960,220
U.S. Bancorp	17,500	982,975
		1,943,195
Biotechnology–0.63%
AbbVie, Inc.	4,670	632,318
Amgen, Inc.	1,603	360,627
		992,945
Capital Markets–1.52%
Ameriprise Financial, Inc.	1,291	389,443
Artisan Partners Asset Management, Inc. Class A	4,788	228,100
BlackRock, Inc.	561	513,629
Blackstone, Inc.	3,344	432,680
Diamond Hill Investment Group, Inc.	792	153,830
Invesco Ltd.	15,109	347,809
S&P Global, Inc.	695	327,992
		2,393,483
Chemicals–0.83%
Dow, Inc.	4,528	256,828
DuPont de Nemours, Inc.	13,000	1,050,140
		1,306,968
Communications Equipment–1.66%
Cisco Systems, Inc.	24,462	1,550,157
Motorola Solutions, Inc.	3,900	1,059,630
		2,609,787
Consumer Finance–1.01%
Discover Financial Services	10,941	1,264,342
Synchrony Financial	6,953	322,550
		1,586,892
Diversified Telecommunication Services–1.24%
AT&T, Inc.	20,900	514,140
Verizon Communications, Inc.	27,609	1,434,564
		1,948,704
Electric Utilities–0.92%
Edison International	15,200	1,037,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Electric Utilities (continued)
NRG Energy, Inc.	9,536	$ 410,811
		1,448,211
Electronic Equipment, Instruments & Components–0.02%
TE Connectivity Ltd.	194	31,300
		31,300
Entertainment–0.81%
†Take-Two Interactive Software, Inc.	1,391	247,208
†Walt Disney Co.	6,610	1,023,823
		1,271,031
Equity Real Estate Investment Trusts–3.57%
Agree Realty Corp.	353	25,190
Alexandria Real Estate Equities, Inc.	564	125,749
American Campus Communities, Inc.	53	3,036
American Homes 4 Rent Class A	978	42,651
Apple Hospitality REIT, Inc.	3,349	54,086
AvalonBay Communities, Inc.	400	101,036
Boston Properties, Inc.	97	11,173
Brixmor Property Group, Inc.	2,629	66,803
Camden Property Trust	349	62,359
CareTrust REIT, Inc.	1,273	29,063
†Chatham Lodging Trust	1,831	25,121
Cousins Properties, Inc.	1,281	51,599
CubeSmart	218	12,406
Digital Realty Trust, Inc.	800	141,496
Douglas Emmett, Inc.	72	2,412
Duke Realty Corp.	1,214	79,687
EPR Properties	81	3,847
Equinix, Inc.	309	261,365
Equity LifeStyle Properties, Inc.	795	69,690
Equity Residential	12,984	1,175,052
Essential Properties Realty Trust, Inc.	922	26,581
Essex Property Trust, Inc.	317	111,657
Extra Space Storage, Inc.	580	131,503
Federal Realty Investment Trust	41	5,589
Four Corners Property Trust, Inc.	1,286	37,821
Gaming & Leisure Properties, Inc.	969	47,152
Healthcare Trust of America, Inc. Class A	1,824	60,903
Healthpeak Properties, Inc.	1,651	59,585
Highwoods Properties, Inc.	1,076	47,979
Invitation Homes, Inc.	2,858	129,582
LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc.	4,789	$ 250,608
Kilroy Realty Corp.	496	32,964
Kimco Realty Corp.	2,008	49,497
Kite Realty Group Trust	1,407	30,645
Lamar Advertising Co. Class A	127	15,405
Life Storage, Inc.	544	83,330
LXP Industrial Trust	3,665	57,247
Medical Properties Trust, Inc.	4,717	111,463
Mid-America Apartment Communities, Inc.	141	32,351
National Health Investors, Inc.	89	5,115
National Retail Properties, Inc.	894	42,975
National Storage Affiliates Trust	421	29,133
Omega Healthcare Investors, Inc.	6,880	203,579
†Orion Office REIT, Inc.	123	2,296
Outfront Media, Inc.	408	10,943
Piedmont Office Realty Trust, Inc. Class A	1,247	22,920
Plymouth Industrial REIT, Inc.	382	12,224
Prologis, Inc.	2,547	428,813
Public Storage	470	176,043
Realty Income Corp.	1,231	88,127
Regency Centers Corp.	674	50,786
Retail Opportunity Investments Corp.	1,814	35,554
Simon Property Group, Inc.	725	115,833
SITE Centers Corp.	3,093	48,962
Spirit Realty Capital, Inc.	705	33,974
STORE Capital Corp.	1,411	48,538
Sun Communities, Inc.	461	96,796
Terreno Realty Corp.	399	34,031
UDR, Inc.	232	13,918
Urban Edge Properties	1,617	30,723
VICI Properties, Inc.	9,273	279,210
Welltower, Inc.	1,423	122,051
WP Carey, Inc.	200	16,410
		5,614,637
Food Products–1.48%
Archer-Daniels-Midland Co.	15,600	1,054,404
Conagra Brands, Inc.	29,700	1,014,255
John B Sanfilippo & Son, Inc.	243	21,909
Kellogg Co.	3,697	238,161
		2,328,729
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Equipment & Supplies–1.04%
Baxter International, Inc.	12,200	$ 1,047,248
Smith & Nephew PLC	33,780	591,426
		1,638,674
Health Care Providers & Services–2.01%
AmerisourceBergen Corp.	3,621	481,195
Cigna Corp.	4,700	1,079,261
CVS Health Corp.	10,208	1,053,057
Humana, Inc.	180	83,495
†Molina Healthcare, Inc.	884	281,183
UnitedHealth Group, Inc.	345	173,238
		3,151,429
Household Durables–0.11%
PulteGroup, Inc.	3,121	178,396
		178,396
Household Products–0.15%
Clorox Co.	218	38,011
Colgate-Palmolive Co.	2,283	194,831
		232,842
Independent Power and Renewable Electricity Producers–0.18%
Vistra Corp.	12,090	275,289
		275,289
Industrial Conglomerates–0.61%
Honeywell International, Inc.	4,622	963,733
		963,733
Insurance–2.32%
American Financial Group, Inc.	2,933	402,759
American International Group, Inc.	17,300	983,678
MetLife, Inc.	22,267	1,391,465
Principal Financial Group, Inc.	5,912	427,615
Prudential Financial, Inc.	4,091	442,810
		3,648,327
Interactive Media & Services–0.70%
†Alphabet, Inc. Class C	152	439,826
†Alphabet, Inc. Class A	102	295,498
†Meta Platforms, Inc. Class A	1,104	371,330
		1,106,654
Internet & Direct Marketing Retail–0.72%
†Amazon.com, Inc.	279	930,281
eBay, Inc.	3,028	201,362
		1,131,643

LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services–2.41%
†Amadeus IT Group SA	9,240	$ 625,217
Cognizant Technology Solutions Corp. Class A	12,141	1,077,150
Fidelity National Information Services, Inc.	9,482	1,034,960
International Business Machines Corp.	1,781	238,048
†Kyndryl Holdings, Inc.	356	6,444
Paychex, Inc.	3,470	473,655
Western Union Co.	19,084	340,459
		3,795,933
Leisure Products–0.07%
Sturm Ruger & Co., Inc.	1,493	101,554
		101,554
Machinery–0.68%
Dover Corp.	5,872	1,066,355
		1,066,355
Media–0.66%
Comcast Corp. Class A	20,747	1,044,197
		1,044,197
Mortgage Real Estate Investment Trusts (REITs)–0.31%
AGNC Investment Corp.	20,557	309,177
Annaly Capital Management, Inc.	4,879	38,154
New Residential Investment Corp.	13,018	139,423
		486,754
Multiline Retail–1.28%
Dollar General Corp.	4,362	1,028,691
†Dollar Tree, Inc.	7,000	983,640
		2,012,331
Oil, Gas & Consumable Fuels–2.22%
Chevron Corp.	1,783	209,235
ConocoPhillips	21,302	1,537,578
EOG Resources, Inc.	1,534	136,265
Exxon Mobil Corp.	11,083	678,169
Kinder Morgan, Inc.	23,674	375,470
Marathon Petroleum Corp.	4,867	311,439
Williams Cos., Inc.	9,277	241,573
		3,489,729
Pharmaceuticals–3.75%
Bristol-Myers Squibb Co.	7,688	479,347
Eli Lilly & Co.	841	232,301
Johnson & Johnson	10,800	1,847,556
Merck & Co., Inc.	20,462	1,568,208
Pfizer, Inc.	13,047	770,425
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals (continued)
Viatris, Inc.	73,810	$ 998,649
		5,896,486
Semiconductors & Semiconductor Equipment–2.58%
Broadcom, Inc.	2,661	1,770,656
†Enphase Energy, Inc.	654	119,643
Lam Research Corp.	684	491,898
Monolithic Power Systems, Inc.	820	404,531
NVIDIA Corp.	913	268,522
QUALCOMM, Inc.	2,956	540,564
Xilinx, Inc.	2,164	458,833
		4,054,647
Software–2.78%
†Adobe, Inc.	1,021	578,968
†Dropbox, Inc. Class A	10,453	256,517
Microsoft Corp.	7,136	2,399,979
Oracle Corp.	11,000	959,310
†Paycom Software, Inc.	426	176,871
		4,371,645
Specialty Retail–3.36%
Bath & Body Works, Inc.	5,148	359,279
Best Buy Co., Inc.	3,718	377,749
Buckle, Inc.	8,771	371,101
Haverty Furniture Cos., Inc.	2,200	67,254
Home Depot, Inc.	2,004	831,680
Lowe's Cos., Inc.	2,381	615,441
Ross Stores, Inc.	3,649	417,008
TJX Cos., Inc.	20,120	1,527,510
Tractor Supply Co.	2,003	477,916
†Ulta Beauty, Inc.	587	242,043
		5,286,981
Technology Hardware, Storage & Peripherals–2.44%
Apple, Inc.	16,309	2,895,989
HP, Inc.	12,683	477,769
NetApp, Inc.	5,023	462,066
		3,835,824
Textiles, Apparel & Luxury Goods–0.28%
NIKE, Inc. Class B	2,624	437,342
		437,342
Tobacco–0.30%
Philip Morris International, Inc.	4,952	470,440
		470,440
Total U.S. Markets (Cost $54,307,830)		74,815,883

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS–6.89%
Beverages–0.69%
Asahi Group Holdings Ltd.	5,300	$ 206,322
Diageo PLC	14,340	783,384
Kirin Holdings Co. Ltd.	5,800	93,420
		1,083,126
Chemicals–0.37%
Air Liquide SA	3,380	589,995
		589,995
Commercial Services & Supplies–0.30%
Securitas AB Class B	34,450	473,910
		473,910
Diversified Telecommunication Services–0.18%
†Orange SA	26,930	288,601
		288,601
Food & Staples Retailing–0.71%
Koninklijke Ahold Delhaize NV	14,520	498,162
Lawson, Inc.	4,000	189,797
Seven & i Holdings Co. Ltd.	9,700	426,684
		1,114,643
Food Products–0.78%
Danone SA	7,630	474,210
Nestle SA	5,410	755,329
		1,229,539
Health Care Providers & Services–0.33%
Fresenius Medical Care AG & Co. KGaA	8,090	524,460
		524,460
Hotels, Restaurants & Leisure–0.31%
Sodexo SA	5,580	489,549
		489,549
Household Products–0.27%
Essity AB Class B	13,010	424,449
		424,449
Machinery–0.11%
Knorr-Bremse AG	1,690	166,912
		166,912
Media–0.15%
Publicis Groupe SA	3,580	241,289
		241,289
Personal Products–0.22%
Kao Corp.	6,700	350,908
		350,908
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals–0.77%
Novo Nordisk AS Class B	5,610	$ 630,148
Roche Holding AG	1,390	576,657
		1,206,805
Professional Services–0.10%
Intertek Group PLC	2,090	159,268
		159,268
Software–0.31%
SAP SE	3,430	482,736
		482,736
Specialty Retail–0.15%
H & M Hennes & Mauritz AB Class B	11,850	232,522
		232,522
Textiles, Apparel & Luxury Goods–0.66%
adidas AG	1,560	449,194
Swatch Group AG	1,920	584,709
		1,033,903
Tobacco–0.28%
Altria Group, Inc.	9,222	437,031
		437,031
Wireless Telecommunication Services–0.20%
KDDI Corp.	10,700	312,908
		312,908
Total Developed Markets (Cost $9,833,172)		10,842,554
Total Common Stock (Cost $64,141,002)		85,658,437

	Principal Amount°
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.21%
•FREMF Mortgage Trust
Series 2012-K22 B 3.68% 8/25/45	35,000	35,509
Series 2013-K24 B 3.51% 11/25/45	260,000	264,368
Series 2017-K71 B 3.75% 11/25/50	35,000	37,633
Total Agency Commercial Mortgage-Backed Securities (Cost $329,957)		337,510
AGENCY MORTGAGE-BACKED SECURITIES–8.74%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	82,493	84,531

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
2.50% 7/1/36	184,249	$ 191,478
Fannie Mae S.F. 20 yr
2.00% 3/1/41	147,060	149,429
2.00% 4/1/41	67,114	67,875
2.00% 5/1/41	427,625	434,511
3.00% 3/1/33	170,032	178,354
3.00% 12/1/37	161,321	169,105
3.00% 1/1/38	133,602	139,901
Fannie Mae S.F. 30 yr
2.00% 12/1/50	56,436	56,403
2.00% 1/1/51	57,023	56,923
2.00% 2/1/51	212,498	212,535
2.00% 5/1/51	540,634	539,698
2.50% 1/1/51	171,601	175,241
2.50% 5/1/51	57,883	59,199
2.50% 7/1/51	684,911	700,182
2.50% 8/1/51	185,711	190,856
2.50% 9/1/51	286,169	292,465
2.50% 11/1/51	51,685	52,868
3.00% 1/1/47	6,824	7,194
3.00% 7/1/47	571,454	597,813
3.00% 10/1/47	45,199	46,099
3.00% 2/1/48	382,754	404,055
3.00% 3/1/48	167,397	175,439
3.00% 11/1/48	40,968	42,955
3.00% 3/1/50	6,482	6,815
3.00% 7/1/50	119,385	126,129
3.00% 8/1/50	194,242	201,292
3.00% 5/1/51	30,583	32,150
3.50% 7/1/47	114,249	123,009
3.50% 2/1/48	454,169	487,286
3.50% 11/1/48	64,228	67,914
3.50% 12/1/49	586,006	629,434
3.50% 1/1/50	89,559	94,437
3.50% 3/1/50	55,770	59,091
3.50% 8/1/51	59,584	63,355
4.00% 6/1/48	71,184	77,289
4.50% 6/1/40	7,367	8,149
4.50% 7/1/40	9,935	10,605
4.50% 2/1/41	32,652	36,097
4.50% 8/1/41	19,448	21,557
4.50% 2/1/44	105,921	115,751
4.50% 10/1/45	32,557	35,926
4.50% 5/1/46	42,541	46,976
4.50% 4/1/48	239,596	264,567
4.50% 12/1/48	49,039	52,438
4.50% 1/1/49	197,779	216,344
4.50% 1/1/50	53,781	58,305
5.50% 5/1/44	344,699	391,937
6.00% 6/1/41	71,527	82,599
6.00% 7/1/41	125,368	144,719
Freddie Mac S.F. 15 yr
2.00% 12/1/35	235,372	241,186
3.00% 3/1/35	205,300	216,457
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
•7.50% 2/25/41	18	$ 20
Freddie Mac S.F. 20 yr
2.00% 3/1/41	168,138	170,637
2.00% 4/1/41	153,396	155,866
2.50% 6/1/41	617,827	637,883
Freddie Mac S.F. 30 yr
2.00% 4/1/51	164,640	164,278
2.00% 9/1/51	274,844	274,454
2.00% 11/1/51	355,371	354,605
2.50% 10/1/50	361,099	370,187
2.50% 11/1/50	132,007	135,194
2.50% 2/1/51	81,465	83,892
2.50% 10/1/51	322,884	332,346
3.00% 8/1/48	77,408	81,457
3.00% 11/1/49	9,487	9,856
3.00% 12/1/49	9,996	10,427
3.00% 1/1/50	39,319	41,180
3.00% 8/1/51	88,404	93,023
3.50% 11/1/48	609,784	656,454
4.00% 10/1/47	110,263	117,484
4.50% 8/1/48	238,678	258,250
4.50% 12/1/48	521,020	564,423
4.50% 3/1/49	34,079	36,706
4.50% 4/1/49	47,950	52,077
4.50% 8/1/49	102,090	112,039
5.50% 9/1/41	52,570	60,072
GNMA I S.F. 30 yr 3.00% 3/15/50	26,021	26,839
GNMA II S.F. 30 yr 5.50% 5/20/37	2,607	2,973
Total Agency Mortgage-Backed Securities (Cost $13,579,970)		13,739,545
CORPORATE BONDS–16.15%
Aerospace & Defense–0.40%
Lockheed Martin Corp. 1.85% 6/15/30	500,000	491,047
Teledyne Technologies, Inc.
2.25% 4/1/28	75,000	74,945
2.75% 4/1/31	65,000	65,915
		631,907
Agriculture–0.17%
BAT Capital Corp. 2.26% 3/25/28	75,000	73,083
BAT International Finance PLC 1.67% 3/25/26	45,000	44,174
Bunge Ltd. Finance Corp. 1.63% 8/17/25	155,000	154,441
		271,698
Airlines–0.06%
Southwest Airlines Co.
5.13% 6/15/27	63,000	72,023

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
Southwest Airlines Co. (continued)
5.25% 5/4/25	15,000	$ 16,660
		88,683
Auto Manufacturers–0.16%
General Motors Financial Co., Inc.
4.35% 4/9/25	210,000	225,935
5.25% 3/1/26	18,000	20,185
		246,120
Auto Parts & Equipment–0.08%
Aptiv PLC 3.10% 12/1/51	140,000	133,355
		133,355
Banks–3.90%
μBank of America Corp. 2.48% 9/21/36	655,000	634,479
Bank of Montreal 1.85% 5/1/25	445,000	451,571
Barclays PLC 5.20% 5/12/26	415,000	463,086
μCitigroup, Inc. 2.52% 11/3/32	50,000	49,941
μCredit Suisse Group AG 3.87% 1/12/29	475,000	508,452
Goldman Sachs Group, Inc.
μ1.54% 9/10/27	365,000	357,605
2.60% 2/7/30	50,000	50,837
μ2.65% 10/21/32	20,000	20,125
μJPMorgan Chase & Co.
1.47% 9/22/27	15,000	14,703
2.55% 11/8/32	220,000	221,237
3.33% 4/22/52	15,000	16,050
4.02% 12/5/24	265,000	279,407
4.60% 2/1/25	60,000	61,575
KeyBank NA 3.40% 5/20/26	250,000	266,261
Morgan Stanley
μ2.48% 9/16/36	252,000	242,663
5.00% 11/24/25	180,000	201,499
PNC Financial Services Group, Inc. 2.60% 7/23/26	550,000	576,657
State Street Corp.
3.10% 5/15/23	25,000	25,778
3.30% 12/16/24	480,000	510,956
SVB Financial Group
1.80% 10/28/26	25,000	24,913
1.80% 2/2/31	30,000	28,422
μTruist Bank 2.64% 9/17/29	522,000	536,727
μTruist Financial Corp.
1.89% 6/7/29	50,000	49,235
4.95% 9/1/25	65,000	69,738
U.S. Bancorp
μ2.49% 11/3/36	30,000	29,885
3.00% 7/30/29	70,000	73,928
3.10% 4/27/26	65,000	68,686
3.38% 2/5/24	165,000	172,963
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
U.S. Bancorp (continued)
μ3.70% 1/15/27	30,000	$ 29,994
μWells Fargo & Co. 3.90% 3/15/26	95,000	97,612
		6,134,985
Beverages–0.35%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26	285,000	305,991
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/50	195,000	240,400
		546,391
Biotechnology–0.42%
Amgen, Inc.
2.00% 1/15/32	35,000	33,891
2.20% 2/21/27	25,000	25,590
2.80% 8/15/41	25,000	24,053
Gilead Sciences, Inc. 4.15% 3/1/47	410,000	482,720
Regeneron Pharmaceuticals, Inc.
1.75% 9/15/30	35,000	33,098
2.80% 9/15/50	36,000	33,734
Royalty Pharma PLC 1.75% 9/2/27	30,000	29,474
		662,560
Chemicals–0.25%
LYB International Finance III LLC 3.38% 10/1/40	125,000	130,187
Westlake Chemical Corp. 3.13% 8/15/51	270,000	260,034
		390,221
Commercial Services–0.21%
Global Payments, Inc.
2.15% 1/15/27	25,000	25,099
2.65% 2/15/25	274,000	281,584
2.90% 11/15/31	25,000	25,357
		332,040
Computers–0.28%
Apple, Inc. 2.05% 9/11/26	435,000	446,858
		446,858
Diversified Financial Services–1.08%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45% 4/3/26	325,000	353,022
Air Lease Corp.
2.88% 1/15/26	410,000	422,891
3.00% 2/1/30	345,000	344,344

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
μCharles Schwab Corp. 4.00% 6/1/26	35,000	$ 35,700
Jefferies Group LLC
6.45% 6/8/27	25,000	30,458
6.50% 1/20/43	15,000	20,714
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 2.63% 10/15/31	500,000	491,784
		1,698,913
Electric–1.78%
AEP Texas, Inc. 3.45% 1/15/50	20,000	20,343
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	121,575
3.25% 10/1/49	275,000	284,524
Entergy Louisiana LLC 4.95% 1/15/45	20,000	21,493
Entergy Mississippi LLC 2.85% 6/1/28	165,000	172,095
Entergy Texas, Inc. 3.55% 9/30/49	325,000	342,805
Evergy Kansas Central, Inc. 3.45% 4/15/50	80,000	85,746
FirstEnergy Transmission LLC 4.55% 4/1/49	25,000	28,539
National Rural Utilities Cooperative Finance Corp. 2.85% 1/27/25	330,000	344,141
Nevada Power Co. 3.13% 8/1/50	165,000	166,536
NextEra Energy Capital Holdings, Inc. 3.00% 1/15/52	35,000	34,938
Pacific Gas & Electric Co. 3.25% 6/1/31	315,000	316,041
PacifiCorp
2.70% 9/15/30	15,000	15,442
3.30% 3/15/51	20,000	20,726
Southern California Edison Co.
4.00% 4/1/47	85,000	93,722
4.88% 3/1/49	130,000	158,700
Southwestern Electric Power Co. 4.10% 9/15/28	460,000	509,506
WEC Energy Group, Inc. 1.80% 10/15/30	40,000	37,747
Xcel Energy, Inc. 2.60% 12/1/29	25,000	25,554
		2,800,173
Gas–0.02%
NiSource, Inc. 0.95% 8/15/25	30,000	29,201
		29,201
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products–0.05%
Baxter International, Inc. 3.13% 12/1/51	18,000	$ 18,519
Stryker Corp. 1.95% 6/15/30	55,000	53,767
Thermo Fisher Scientific, Inc. 2.80% 10/15/41	8,000	8,093
		80,379
Insurance–0.11%
Aon Corp./Aon Global Holdings PLC 2.90% 8/23/51	85,000	81,820
Brighthouse Financial, Inc. 3.85% 12/22/51	25,000	24,658
Jackson Financial, Inc.
3.13% 11/23/31	30,000	30,158
4.00% 11/23/51	30,000	30,241
		166,877
Internet–0.25%
Amazon.com, Inc.
1.20% 6/3/27	25,000	24,661
1.50% 6/3/30	375,000	363,401
		388,062
Machinery Construction & Mining–0.20%
Caterpillar, Inc.
2.60% 4/9/30	240,000	250,092
3.25% 4/9/50	55,000	60,765
		310,857
Machinery Diversified–0.45%
Otis Worldwide Corp.
2.57% 2/15/30	620,000	628,913
3.11% 2/15/40	60,000	61,545
3.36% 2/15/50	10,000	10,538
		700,996
Media–1.14%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40% 12/1/61	250,000	258,627
Comcast Corp.
3.20% 7/15/36	105,000	111,980
3.75% 4/1/40	300,000	335,858
Discovery Communications LLC 4.00% 9/15/55	505,000	533,517
Time Warner Cable LLC 7.30% 7/1/38	165,000	233,527
Time Warner Entertainment Co. LP 8.38% 3/15/23	65,000	70,482
ViacomCBS, Inc. 4.38% 3/15/43	225,000	255,978
		1,799,969

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–0.41%
Newmont Corp.
2.25% 10/1/30	95,000	$ 93,663
2.60% 7/15/32	15,000	15,032
2.80% 10/1/29	520,000	534,660
		643,355
Office Business Equipment–0.03%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	15,000	15,369
3.28% 12/1/28	15,000	15,369
3.57% 12/1/31	15,000	15,606
		46,344
Oil & Gas–0.18%
Chevron USA, Inc. 3.90% 11/15/24	55,000	58,862
Devon Energy Corp. 4.75% 5/15/42	190,000	219,988
		278,850
Pharmaceuticals–0.86%
AbbVie, Inc.
2.95% 11/21/26	30,000	31,616
4.05% 11/21/39	217,000	248,971
Bristol-Myers Squibb Co. 2.90% 7/26/24	310,000	324,393
Cigna Corp.
2.40% 3/15/30	35,000	35,309
3.20% 3/15/40	30,000	31,078
CVS Health Corp.
3.75% 4/1/30	35,000	38,372
4.30% 3/25/28	237,000	265,958
4.78% 3/25/38	305,000	371,261
		1,346,958
Pipelines–0.73%
Energy Transfer LP
5.25% 4/15/29	140,000	160,356
6.25% 4/15/49	230,000	300,440
Enterprise Products Operating LLC 3.30% 2/15/53	20,000	19,892
MPLX LP
1.75% 3/1/26	30,000	29,698
4.00% 3/15/28	85,000	92,111
4.13% 3/1/27	105,000	114,878
4.70% 4/15/48	35,000	40,380
5.50% 2/15/49	295,000	376,715
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	20,000	20,315
		1,154,785
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.32%
American Tower Corp. 1.88% 10/15/30	480,000	$ 453,583
Crown Castle International Corp. 1.05% 7/15/26	45,000	43,457
		497,040
Retail–0.24%
Home Depot, Inc. 2.70% 4/15/30	270,000	283,296
Lowe's Cos., Inc.
1.70% 10/15/30	40,000	38,003
3.00% 10/15/50	65,000	64,103
		385,402
Semiconductors–0.50%
Broadcom, Inc. 3.47% 4/15/34	298,000	311,908
Micron Technology, Inc. 2.70% 4/15/32	30,000	30,034
NXP BV/NXP Funding LLC
3.13% 2/15/42	30,000	30,186
3.25% 5/11/41	65,000	67,182
4.88% 3/1/24	250,000	268,551
Qorvo, Inc. 3.38% 4/1/31	80,000	81,435
		789,296
Software–0.04%
Autodesk, Inc. 2.40% 12/15/31	60,000	59,825
		59,825
Telecommunications–1.44%
AT&T, Inc.
3.10% 2/1/43	44,000	42,774
3.50% 6/1/41	30,000	30,832
3.50% 9/15/53	435,000	438,869
T-Mobile USA, Inc.
2.40% 3/15/29	5,000	5,049
2.55% 2/15/31	25,000	24,875
3.00% 2/15/41	565,000	551,613
3.50% 4/15/25	45,000	47,676
3.75% 4/15/27	45,000	48,731
Verizon Communications, Inc.
2.36% 3/15/32	60,000	59,119
3.40% 3/22/41	70,000	73,286
4.50% 8/10/33	350,000	411,478
Vodafone Group PLC
4.25% 9/17/50	210,000	242,374
4.88% 6/19/49	230,000	290,046
		2,266,722
Transportation–0.02%
Canadian Pacific Railway Co.
2.45% 12/2/31	20,000	20,391

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Canadian Pacific Railway Co. (continued)
3.00% 12/2/41	10,000	$ 10,226
		30,617
Water–0.02%
Essential Utilities, Inc. 2.70% 4/15/30	30,000	30,470
		30,470
Total Corporate Bonds (Cost $24,823,165)		25,389,909
MUNICIPAL BOND–0.01%
South Carolina Public Service Authority Series D 4.77% 12/1/45	10,000	12,944
Total Municipal Bond (Cost $11,212)		12,944
NON-AGENCY ASSET-BACKED SECURITIES–2.47%
•AMMC CLO 21 Ltd. Series 2017-21A A 1.38% (LIBOR03M + 1.25%) 11/2/30	100,000	100,001
•AMMC CLO 22 Ltd. Series 2018-22A A 1.15% (LIBOR03M + 1.03%) 4/25/31	100,000	99,678
•Apex Credit CLO Ltd. Series 2018-1A A2 1.15% (LIBOR03M + 1.03%) 4/25/31	100,000	99,347
•Bethpage Park CLO Ltd. Series 2021-1A A 1.27% (LIBOR03M + 1.13%) 1/15/35	250,000	249,851
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 1.11% (LIBOR03M + 0.98%) 4/20/31	500,000	499,012
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	215,000	209,197
Domino's Pizza Master Issuer LLC 2.66% 4/25/51	348,250	349,716
•ICG U.S. CLO Ltd. Series 2014-1A A1A2 1.33% (LIBOR03M + 1.20%) 10/20/34	250,000	250,134
•Man GLG U.S. CLO Series 2018-1A A1R 1.27% (LIBOR03M + 1.14%) 4/22/30	250,000	249,642
Mercedes-Benz Master Owner Trust Series 2019-BA A 2.61% 5/15/24	100,000	100,813
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Morgan Stanley Eaton Vance CLO Ltd. Series 2021-1A A 1.29% (LIBOR03M + 1.16%) 10/20/34	250,000	$ 249,702
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 1.32% (LIBOR03M + 1.19%) 1/20/31	250,000	250,000
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 1.30% (LIBOR03M + 1.18%) 10/26/31	250,000	250,044
Taco Bell Funding LLC Series 2021-1A A2I 1.95% 8/25/51	300,000	294,079
Tesla Auto Lease Trust Series 2021-A A2 0.36% 3/20/25	135,596	135,301
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	500,000	495,623
Total Non-Agency Asset-Backed Securities (Cost $3,891,480)		3,882,140
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.21%
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	95,675	95,488
•JP Morgan Mortgage Trust
Series 2014-2 B2 3.42% 6/25/29	38,308	39,382
Series 2021-10 A3 2.50% 12/25/51	96,138	96,071
•Morgan Stanley Residential Mortgage Loan Trust Series 2021-4 A3 2.50% 7/25/51	97,006	96,635
•Sequoia Mortgage Trust Series 2015-1 B2 3.91% 1/25/45	6,317	6,322
Total Non-Agency Collateralized Mortgage Obligations (Cost $338,887)		333,898
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.91%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	75,337
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	53,114
Series 2019-BN20 A3 3.01% 9/15/62	395,000	419,775
Series 2020-BN25 A5 2.65% 1/15/63	800,000	830,284
Series 2021-BN36 A5 2.47% 9/15/64	680,000	695,619

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust
•Series 2019-B10 B 4.18% 3/15/62	225,000	$ 246,671
Series 2020-B20 A5 2.03% 10/15/53	50,000	49,375
Series 2020-B21 A5 1.98% 12/17/53	45,000	44,238
Series 2021-B24 A5 2.58% 3/15/54	47,000	48,500
Cantor Commercial Real Estate Lending Series 2019-CF1 A5 3.79% 5/15/52	155,000	170,828
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	56,780	58,955
Series 2019-CD8 A4 2.91% 8/15/57	400,000	420,237
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	103,026
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	47,315
Series 2016-P3 A4 3.33% 4/15/49	145,000	152,948
Series 2019-C7 A4 3.10% 12/15/72	500,000	532,757
Series 2020-555 A 2.65% 12/10/41	100,000	102,408
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	40,000	40,674
Series 2014-CR19 A5 3.80% 8/10/47	30,000	31,657
Series 2014-CR20 AM 3.94% 11/10/47	85,000	88,806
Series 2015-3BP A 3.18% 2/10/35	100,000	103,721
Series 2015-CR23 A4 3.50% 5/10/48	35,000	36,757
Series 2016-CR28 A4 3.76% 2/10/49	50,000	53,486
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	75,000	78,969
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	200,000	202,079
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	31,992
Series 2017-GS5 A4 3.67% 3/10/50	65,000	70,361
Series 2019-GC39 A4 3.57% 5/10/52	20,000	21,889
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust (continued)
Series 2020-GC47 A5 2.38% 5/12/53	35,000	$ 35,475
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	35,000	35,376
Series 2015-JP1 A5 3.91% 1/15/49	30,000	32,180
Series 2016-JP2 AS 3.06% 8/15/49	60,000	61,241
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	199,173	210,176
Series 2015-C33 A4 3.77% 12/15/48	220,000	235,160
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	78,607
Series 2017-C7 A5 3.41% 10/15/50	195,000	209,701
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	9,443	3,305
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	40,000	42,026
Series 2015-C26 A5 3.53% 10/15/48	35,000	36,987
Series 2016-C29 A4 3.33% 5/15/49	35,000	37,034
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52	100,000	106,474
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	65,000	69,295
Series 2016-BNK1 A3 2.65% 8/15/49	60,000	62,099
Series 2017-C38 A5 3.45% 7/15/50	70,000	75,499
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $6,039,096)		6,142,413
U.S. TREASURY OBLIGATIONS–10.29%
U.S. Treasury Bonds
1.75% 8/15/41	230,000	222,992
2.00% 11/15/41	335,000	338,821
2.00% 8/15/51	340,000	346,588
2.25% 8/15/46	320,000	338,350
U.S. Treasury Notes
1.00% 12/15/24	4,520,000	4,524,944
1.25% 12/31/26	4,530,000	4,525,045
1.38% 10/31/28	3,520,000	3,505,700
1.38% 11/15/31	1,575,000	1,555,066

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
^U.S. Treasury Strip Principal 0.00% 5/15/44	1,275,000	$ 818,065
Total U.S. Treasury Obligations (Cost $16,095,917)		16,175,571

	Number of Shares
EXCHANGE-TRADED FUNDS–2.42%
iShares Core MSCI EAFE ETF	1,270	94,793
iShares Core MSCI Emerging Markets ETF	24,700	1,478,542
iShares Global Infrastructure ETF	31,230	1,486,236
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS (continued)
Xtrackers USD High Yield Corporate Bond ETF	18,510	$ 737,438
Total Exchange-Traded Funds (Cost $3,832,131)		3,797,009
MONEY MARKET FUND–0.75%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	1,180,277	1,180,277
Total Money Market Fund (Cost $1,180,277)		1,180,277

TOTAL INVESTMENTS–99.64% (Cost $134,263,094)	156,649,653
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	571,068
NET ASSETS APPLICABLE TO 12,211,820 SHARES OUTSTANDING–100.00%	$157,220,721
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($125,058,159 / 9,708,831 Shares)	$12.881
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($32,162,562 / 2,502,989 Shares)	$12.850
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$128,313,896
Distributable earnings/(accumulated loss)	28,906,825
TOTAL NET ASSETS	$157,220,721

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
^ Zero coupon security.
★ Includes $84,000 cash collateral held at broker for futures contracts, $4,171 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $10,812 payable for securities purchased, $8,175 payable for fund shares redeemed, $64,174 other accrued expenses payable, $94,026 due to manager and affiliates and $1,048 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(22)	U.S. Treasury 10 yr Notes	$(2,870,313)	$(2,842,080)	3/22/22	$ —	$(28,233)
(9)	U.S. Treasury 10 yr Ultra Notes	(1,317,938)	(1,299,003)	3/22/22	—	(18,935)
6	U.S. Treasury 5 yr Notes	725,859	722,830	3/31/22	3,029	—
4	U.S. Treasury Long Bonds	641,750	635,040	3/22/22	6,710	—
Total Futures Contracts					$9,739	$(47,168)

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IT–Information Technology
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LB–Lehman Brothers
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 2,139,119
Interest	1,617,673
Foreign taxes withheld	(42,857)
3,713,935
EXPENSES:
Management fees	1,012,584
Accounting and administration expenses	86,124
Distribution fees-Service Class	77,848
Professional fees	51,332
Shareholder servicing fees	46,611
Pricing fees	45,720
Custodian fees	31,061
Reports and statements to shareholders	7,228
Trustees’ fees and expenses	3,424
Consulting fees	2,429
Other	5,853
1,370,214
Less:
Expenses reimbursed	(151,200)
Total operating expenses	1,219,014
NET INVESTMENT INCOME	2,494,921
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	12,165,085
Foreign currencies	(16,238)
Futures contracts	154,943
Net realized gain	12,303,790
Net change in unrealized appreciation (depreciation) of:
Investments	3,054,775
Foreign currencies	(2,743)
Futures contracts	(35,233)
Net change in unrealized appreciation (depreciation)	3,016,799
NET REALIZED AND UNREALIZED GAIN	15,320,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,815,510
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,494,921	$ 2,996,302
Net realized gain (loss)	12,303,790	(85,707)
Net change in unrealized appreciation (depreciation)	3,016,799	4,924,935
Net increase in net assets resulting from operations	17,815,510	7,835,530
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,950,958)	(3,906,949)
Service Class	(1,454,249)	(832,000)
	(7,405,207)	(4,738,949)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,510,241	3,899,526
Service Class	6,266,222	5,709,567
Reinvestment of dividends and distributions:
Standard Class	5,950,958	3,906,949
Service Class	1,454,249	832,000
	18,181,670	14,348,042
Cost of shares redeemed:
Standard Class	(23,483,659)	(19,264,374)
Service Class	(7,834,308)	(6,389,623)
	(31,317,967)	(25,653,997)
Decrease in net assets derived from capital share transactions	(13,136,297)	(11,305,955)
NET DECREASE IN NET ASSETS	(2,725,994)	(8,209,374)
NET ASSETS:
Beginning of year	159,946,715	168,156,089
End of year	$157,220,721	$159,946,715
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 12.096	$ 11.812	$ 11.016	$ 14.723	$ 14.117
Income (loss) from investment operations:
Net investment income[2]	0.205	0.226	0.317	0.383	0.315
Net realized and unrealized gain (loss)	1.220	0.425	1.423	(1.004)	1.406
Total from investment operations	1.425	0.651	1.740	(0.621)	1.721
Less dividends and distributions from:
Net investment income	(0.270)	(0.233)	(0.345)	(0.366)	(0.340)
Net realized gain	(0.370)	(0.134)	(0.599)	(2.720)	(0.775)
Total dividends and distributions	(0.640)	(0.367)	(0.944)	(3.086)	(1.115)
Net asset value, end of period	$ 12.881	$ 12.096	$ 11.812	$ 11.016	$ 14.723
Total return[3]	11.78%	5.62%	15.91%	(5.22%)	12.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,058	$129,610	$138,568	$137,182	$165,071
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.83%	0.86%	0.92%	0.91%
Ratio of net investment income to average net assets	1.60%	1.99%	2.66%	2.80%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.87%	2.51%	2.58%	1.96%
Portfolio turnover	144%	106%	126%	112%	148%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 12.069	$ 11.788	$ 10.998	$ 14.708	$ 14.105
Income (loss) from investment operations:
Net investment income[2]	0.173	0.197	0.287	0.346	0.277
Net realized and unrealized gain (loss)	1.215	0.422	1.418	(0.999)	1.403
Total from investment operations	1.388	0.619	1.705	(0.653)	1.680
Less dividends and distributions from:
Net investment income	(0.237)	(0.204)	(0.316)	(0.337)	(0.302)
Net realized gain	(0.370)	(0.134)	(0.599)	(2.720)	(0.775)
Total dividends and distributions	(0.607)	(0.338)	(0.915)	(3.057)	(1.077)
Net asset value, end of period	$ 12.850	$ 12.069	$ 11.788	$ 10.998	$ 14.708
Total return[3]	11.51%	5.36%	15.61%	(5.46%)	12.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 32,163	$30,336	$ 29,588	$ 25,269	$ 27,203
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.96%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.08%	1.11%	1.17%	1.16%
Ratio of net investment income to average net assets	1.35%	1.74%	2.41%	2.55%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.26%	1.62%	2.26%	2.33%	1.71%
Portfolio turnover	144%	106%	126%	112%	148%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of the LVIP Delaware Wealth Builder Fund is to seek to provide a responsible level of income and the potential for capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.
 Other debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Delaware Wealth Builder Fund is $99,229 and $97,669 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective , LIAC receives a management fee at an annual rate of 0.63% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses exceed 0.71% of the average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 139,418	$ 183,549	$ 151,200	$ 474,167
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. A reference to “Sub-Adviser” may also include MIMAK with respect to its role as sub-sub-adviser to the Fund.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$9,377
Legal	1,517
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,052 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 4,171
Management fees payable to LIAC	83,405
Distribution fees payable to LFD	6,782
Shareholder servicing fees payable to Lincoln Life	3,839
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 67,900,448
Purchases of U.S. government securities	157,284,536
Sales other than U.S. government securities	87,001,154
Sales of U.S. government securities	154,354,765
LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$134,746,818
Aggregate unrealized appreciation of investments and derivatives	$ 23,547,726
Aggregate unrealized depreciation of investments and derivatives	(1,644,892)
Net unrealized appreciation of investments and derivatives	$ 21,902,834
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 2,351,046	$ —	$—	$ 2,351,046
Automobiles	311,750	—	—	311,750
Banks	1,943,195	—	—	1,943,195
Biotechnology	992,945	—	—	992,945
Capital Markets	2,393,483	—	—	2,393,483
Chemicals	1,306,968	—	—	1,306,968
Communications Equipment	2,609,787	—	—	2,609,787
Consumer Finance	1,586,892	—	—	1,586,892
Diversified Telecommunication Services	1,948,704	—	—	1,948,704
Electric Utilities	1,448,211	—	—	1,448,211
Electronic Equipment, Instruments & Components	31,300	—	—	31,300
Entertainment	1,271,031	—	—	1,271,031
Equity Real Estate Investment Trusts	5,614,637	—	—	5,614,637
Food Products	2,328,729	—	—	2,328,729
Health Care Equipment & Supplies	1,638,674	—	—	1,638,674
Health Care Providers & Services	3,151,429	—	—	3,151,429
Household Durables	178,396	—	—	178,396
Household Products	232,842	—	—	232,842
Independent Power and Renewable Electricity Producers	275,289	—	—	275,289
Industrial Conglomerates	963,733	—	—	963,733
LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Insurance	$ 3,648,327	$ —	$—	$ 3,648,327
Interactive Media & Services	1,106,654	—	—	1,106,654
Internet & Direct Marketing Retail	1,131,643	—	—	1,131,643
IT Services	3,170,716	625,217	—	3,795,933
Leisure Products	101,554	—	—	101,554
Machinery	1,066,355	—	—	1,066,355
Media	1,044,197	—	—	1,044,197
Mortgage Real Estate Investment Trusts (REITs)	486,754	—	—	486,754
Multiline Retail	2,012,331	—	—	2,012,331
Oil, Gas & Consumable Fuels	3,489,729	—	—	3,489,729
Pharmaceuticals	5,896,486	—	—	5,896,486
Semiconductors & Semiconductor Equipment	4,054,647	—	—	4,054,647
Software	4,371,645	—	—	4,371,645
Specialty Retail	5,286,981	—	—	5,286,981
Technology Hardware, Storage & Peripherals	3,835,824	—	—	3,835,824
Textiles, Apparel & Luxury Goods	437,342	—	—	437,342
Tobacco	470,440	—	—	470,440
Developed Markets
Beverages	783,384	299,742	—	1,083,126
Chemicals	589,995	—	—	589,995
Commercial Services & Supplies	—	473,910	—	473,910
Diversified Telecommunication Services	288,601	—	—	288,601
Food & Staples Retailing	498,162	616,481	—	1,114,643
Food Products	474,210	755,329	—	1,229,539
Health Care Providers & Services	—	524,460	—	524,460
Hotels, Restaurants & Leisure	489,549	—	—	489,549
Household Products	—	424,449	—	424,449
Machinery	—	166,912	—	166,912
Media	241,289	—	—	241,289
Personal Products	—	350,908	—	350,908
Pharmaceuticals	—	1,206,805	—	1,206,805
Professional Services	159,268	—	—	159,268
Software	—	482,736	—	482,736
Specialty Retail	—	232,522	—	232,522
Textiles, Apparel & Luxury Goods	—	1,033,903	—	1,033,903
Tobacco	437,031	—	—	437,031
Wireless Telecommunication Services	—	312,908	—	312,908
Agency Commercial Mortgage-Backed Securities	—	337,510	—	337,510
Agency Mortgage-Backed Securities	—	13,739,545	—	13,739,545
Corporate Bonds	—	25,389,909	—	25,389,909
Municipal Bond	—	12,944	—	12,944
Non-Agency Asset-Backed Securities	—	3,882,140	—	3,882,140
Non-Agency Collateralized Mortgage Obligations	—	333,898	—	333,898
Non-Agency Commercial Mortgage-Backed Securities	—	6,142,413	—	6,142,413
U.S. Treasury Obligations	—	16,175,571	—	16,175,571
Exchange-Traded Funds	3,797,009	—	—	3,797,009
LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 1,180,277	$ —	$—	$ 1,180,277
Total Investments	$83,129,441	$73,520,212	$—	$156,649,653
Derivatives:

Assets:
Futures Contracts	$ 9,739	$—	$—	$ 9,739
Liabilities:
Futures Contracts	$(47,168)	$—	$—	$(47,168)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, mark-to-market of futures contracts, straddle loss deferrals and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$7,405,207	$2,956,690
Long-term capital gains	—	1,782,259
Total	$7,405,207	$4,738,949
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 421,777
Undistributed long-term capital gains	6,674,006
Other temporary differences	(93,623)
Net unrealized appreciation	21,904,665
Distributable earnings/(accumulated loss)	$28,906,825
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $197,341 of capital loss carryforwards.
LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	350,836	343,081
Service Class	489,527	501,539
Shares reinvested:
Standard Class	461,799	331,676
Service Class	113,130	70,915
	1,415,292	1,247,211
Shares redeemed:
Standard Class	(1,819,077)	(1,691,068)
Service Class	(613,257)	(568,819)
	(2,432,334)	(2,259,887)
Net decrease	(1,017,042)	(1,012,676)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $84,000 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$9,739	Receivables and other assets net of liabilities	$(47,168)
LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$154,943	$(35,233)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$637,803	$4,496,746
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund–29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Delaware Wealth Builder Fund–30

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Wealth Builder Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. They also reviewed information provided regarding the structure of DIFA’s portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017. The Board noted LIAC’s statement that the Fund’s underperformance was largely attributable to the Fund’s equity allocation, which has a value bias and for the one-year period, a relative underweight to Information Technology and negative stock selection within the sector. The Board also noted LIAC’s view that it remains comfortable with the Fund and that the performance patterns are in line with expectations given the subadviser’s investment process. The Board considered that LIAC would continue to monitor performance closely. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Delaware Wealth Builder Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Delaware Wealth Builder Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Wealth Builder Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Wealth Builder Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund–37

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 15.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 7.82%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in non-US developed market equities, with a bias towards smaller sized companies, value-oriented stocks, and companies with higher profitability relative to its market cap weighted benchmark. During the calendar year 2021, the Fund’s underweight to emerging market equities significantly benefitted relative performance. The Fund’s value and smaller size bias contributed modestly to relative performance during the period as both factors performed well within the benchmark universe.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,535 for the Standard Class shares and to $16,128 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,195. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 15.37%
Five Years	+ 5.95%
Ten Years	+ 5.16%
Service Class Shares
One Year	+ 15.08%
Five Years	+ 5.69%
Ten Years	+ 4.90%
1. The MSCI ACWI ex USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,016.50	0.26%	$1.32
Service Class Shares	1,000.00	1,015.10	0.51%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.73%
Investment Company	47.73%
International Equity Fund	47.73%
Unaffiliated Investments	51.94%
Investment Companies	51.94%
International Equity Fund	47.70%
Money Market Fund	4.24%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–47.73%
INVESTMENT COMPANY–47.73%
International Equity Fund–47.73%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	24,884,708	$ 317,528,871
Total Affiliated Investment (Cost $235,702,297)		317,528,871

UNAFFILIATED INVESTMENTS–51.94%
INVESTMENT COMPANIES–51.94%
International Equity Fund–47.70%
*Dimensional Investment Group– DFA International Value Portfolio	16,565,239	317,389,979
317,389,979
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.24%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	28,203,813	$ 28,203,813
		28,203,813
Total Unaffiliated Investments (Cost $266,233,736)		345,593,792

TOTAL INVESTMENTS–99.67% (Cost $501,936,033)	663,122,663
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	2,211,407
NET ASSETS APPLICABLE TO 63,850,272 SHARES OUTSTANDING–100.00%	$665,334,070

✧✧ Standard Class shares.
* Class I shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
87	British Pound	$ 7,357,481	$ 7,182,079	3/14/22	$175,402	$ —
85	Euro	12,115,156	12,035,162	3/14/22	79,994	—
78	Japanese Yen	8,480,550	8,580,011	3/14/22	—	(99,461)
					255,396	(99,461)
Equity Contracts:
3	E-mini Russell 2000 Index	336,420	339,374	3/18/22	—	(2,954)
2	E-mini S&P 500 Index	475,850	467,834	3/18/22	8,016	—
1	E-mini S&P MidCap 400 Index	283,770	281,272	3/18/22	2,498	—
255	Euro STOXX 50 Index	12,447,358	12,174,074	3/18/22	273,284	—
75	FTSE 100 Index	7,435,050	7,364,088	3/18/22	70,962	—
35	Nikkei 225 Index (OSE)	8,756,848	8,474,183	3/10/22	282,665	—
					637,425	(2,954)
Total Futures Contracts					$892,821	$(102,415)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Unaffiliated investments, at value	$345,593,792
Affiliated investments, at value	317,528,871
Cash collateral held at broker for futures contracts	2,562,619
Receivable for fund shares sold	93,124
Variation margin due from broker on futures contracts	48,388
Prepaid expenses	2,026
Dividends and interest receivable	584
TOTAL ASSETS	665,829,404
LIABILITIES:
Due to manager and affiliates	261,505
Payable for securities purchased	139,486
Payable for fund shares redeemed	64,875
Other accrued expenses payable	29,468
TOTAL LIABILITIES	495,334
TOTAL NET ASSETS	$665,334,070
Unaffiliated investments, at cost	$266,233,736
Affiliated investments, at cost	235,702,297
Standard Class:
Net Assets	$ 23,351,514
Shares Outstanding	2,238,888
Net Asset Value Per Share	$ 10.430
Service Class:
Net Assets	$641,982,556
Shares Outstanding	61,611,384
Net Asset Value Per Share	$ 10.420
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$598,917,738
Distributable earnings/(accumulated loss)	66,416,332
TOTAL NET ASSETS	$665,334,070
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$13,091,961
Dividends from affiliated investments	7,135,651
20,227,612
EXPENSES:
Management fees	1,632,828
Distribution fees-Service Class	1,574,851
Shareholder servicing fees	189,408
Accounting and administration expenses	106,846
Professional fees	34,824
Reports and statements to shareholders	18,856
Trustees’ fees and expenses	13,854
Custodian fees	9,174
Consulting fees	3,375
Pricing fees	662
Other	7,767
3,592,445
Less:
Management fees waived	(293,909)
Total operating expenses	3,298,536
NET INVESTMENT INCOME	16,929,076
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	3,015,427
Sale of unaffiliated investments	1,960,232
Distributions from unaffiliated investment companies	653,401
Futures contracts	2,828,521
Net realized gain	8,457,581
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	27,822,596
Unaffiliated investments	37,665,466
Foreign currencies	462
Futures contracts	(20,361)
Net change in unrealized appreciation (depreciation)	65,468,163
NET REALIZED AND UNREALIZED GAIN	73,925,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,854,820
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,929,076	$ 9,369,365
Net realized gain (loss)	8,457,581	(71,034,780)
Net change in unrealized appreciation (depreciation)	65,468,163	45,761,972
Net increase (decrease) in net assets resulting from operations	90,854,820	(15,903,443)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(694,621)	(351,637)
Service Class	(17,538,635)	(8,534,165)
	(18,233,256)	(8,885,802)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,030,954	5,295,156
Service Class	38,415,237	119,200,176
Reinvestment of dividends and distributions:
Standard Class	694,621	351,637
Service Class	17,538,635	8,534,165
	59,679,447	133,381,134
Cost of shares redeemed:
Standard Class	(4,660,182)	(2,965,791)
Service Class	(91,158,283)	(68,898,381)
	(95,818,465)	(71,864,172)
Increase (decrease) in net assets derived from capital share transactions	(36,139,018)	61,516,962
NET INCREASE IN NET ASSETS	36,482,546	36,727,717
NET ASSETS:
Beginning of year	628,851,524	592,123,807
End of year	$665,334,070	$628,851,524
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.317	$ 10.120	$ 8.888	$ 10.820	$ 8.760
Income (loss) from investment operations:
Net investment income[2]	0.295	0.160	0.271	0.222	0.220
Net realized and unrealized gain (loss)	1.137	(0.810)	1.224	(1.962)	2.070
Total from investment operations	1.432	(0.650)	1.495	(1.740)	2.290
Less dividends and distributions from:
Net investment income	(0.319)	(0.153)	(0.263)	(0.192)	(0.230)
Total dividends and distributions	(0.319)	(0.153)	(0.263)	(0.192)	(0.230)
Net asset value, end of period	$ 10.430	$ 9.317	$ 10.120	$ 8.888	$ 10.820
Total return[3]	15.37%	(6.42%)	16.81%	(16.08%)	26.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 23,352	$ 21,735	$ 20,047	$ 17,850	$ 19,908
Ratio of expenses to average net assets[4]	0.26%	0.28%	0.28%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.32%	0.32%	0.31%	0.31%
Ratio of net investment income to average net assets	2.84%	1.95%	2.81%	2.13%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.79%	1.91%	2.77%	2.09%	2.19%
Portfolio turnover	9%	20%	5%	2%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.309	$ 10.115	$ 8.886	$ 10.817	$ 8.760
Income (loss) from investment operations:
Net investment income[2]	0.268	0.139	0.247	0.195	0.196
Net realized and unrealized gain (loss)	1.135	(0.813)	1.221	(1.956)	2.066
Total from investment operations	1.403	(0.674)	1.468	(1.761)	2.262
Less dividends and distributions from:
Net investment income	(0.292)	(0.132)	(0.239)	(0.170)	(0.205)
Total dividends and distributions	(0.292)	(0.132)	(0.239)	(0.170)	(0.205)
Net asset value, end of period	$ 10.420	$ 9.309	$ 10.115	$ 8.886	$ 10.817
Total return[3]	15.08%	(6.66%)	16.52%	(16.28%)	25.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$641,983	$607,117	$572,077	$ 454,778	$381,742
Ratio of expenses to average net assets[4]	0.51%	0.53%	0.53%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.57%	0.57%	0.56%	0.56%
Ratio of net investment income to average net assets	2.59%	1.70%	2.56%	1.88%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.54%	1.66%	2.52%	1.84%	1.94%
Portfolio turnover	9%	20%	5%	2%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.045% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$37,934
Legal	6,137
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,094 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$112,821
Distribution fees payable to LFD	132,724
Shareholder servicing fees payable to Lincoln Life	15,960
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP Dimensional International Equity Managed Volatility Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-47.73%@
International Equity Fund-47.73%@
✧✧LVIP Dimensional International Core Equity Fund	$299,406,569	$26,235,453	$38,951,174	$3,015,427	$27,822,596	$317,528,871	24,884,708	$7,135,651	$—

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$52,442,541
Sales	86,930,270
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$537,815,987
Aggregate unrealized appreciation of investments and derivatives	$125,589,339
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$125,589,339
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$317,528,871	$—	$—	$317,528,871
Unaffiliated Investment Companies	345,593,792	—	—	345,593,792
Total Investments	$663,122,663	$—	$—	$663,122,663
Derivatives:
Assets:
Futures Contracts	$ 892,821	$—	$—	$ 892,821
Liabilities:
Futures Contracts	$ (102,415)	$—	$—	$ (102,415)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$18,233,256	$8,885,802
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 185,926
Capital loss carryforward	(59,078,832)
Other temporary differences	(282,663)
Net unrealized appreciation	125,591,901
Distributable earnings/(accumulated loss)	$ 66,416,332
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$45,447,966	$13,630,866	$59,078,832
In 2021, the Fund utilized $ 5,319,746 of capital loss carryforwards.
LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	292,627	675,071
Service Class	3,659,386	15,905,058
Shares reinvested:
Standard Class	66,576	37,885
Service Class	1,682,554	921,511
	5,701,143	17,539,525
Shares redeemed:
Standard Class	(453,005)	(361,130)
Service Class	(8,947,284)	(8,168,795)
	(9,400,289)	(8,529,925)
Net increase (decrease)	(3,699,146)	9,009,600
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$637,425	Variation margin due from broker on futures contracts	$ (2,954)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	255,396	Variation margin due from broker on futures contracts	(99,461)
Total		$892,821		$(102,415)

LVIP Dimensional International Equity Managed Volatility Fund–15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 4,082,961	$ 139,223
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,254,440)	(159,584)
Total		$ 2,828,521	$ (20,361)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$58,105,062	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Value funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund–24

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 27.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 3000® Index1, returned 25.66%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The Fund utilizes a volatility management overlay and invests in US equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark. During calendar year 2021, exposure to smaller cap value-oriented securities generally contributed to relative returns.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,538 for the Standard Class shares and to $30,761 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $45,285. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 27.69%
Five Years	+ 14.11%
Ten Years	+ 12.17%
Service Class Shares
One Year	+ 27.38%
Five Years	+ 13.82%
Ten Years	+ 11.89%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,096.40	0.29%	$1.53
Service Class Shares	1,000.00	1,095.10	0.54%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.29%	$1.48
Service Class Shares	1,000.00	1,022.60	0.54%	2.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	56.80%
Investment Company	56.80%
Equity Fund	56.80%
Unaffiliated Investments	42.94%
Investment Companies	42.94%
Equity Fund	38.40%
Money Market Fund	4.54%
Total Investments	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–56.80%
INVESTMENT COMPANY–56.80%
Equity Fund–56.80%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	31,326,024	$ 642,371,437
Total Affiliated Investment (Cost $309,405,475)		642,371,437

UNAFFILIATED INVESTMENTS–42.94%
INVESTMENT COMPANIES–42.94%
Equity Fund–38.40%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	12,813,170	434,238,335
434,238,335
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.54%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	51,315,171	$ 51,315,171
		51,315,171
Total Unaffiliated Investments (Cost $251,276,089)		485,553,506

TOTAL INVESTMENTS–99.74% (Cost $560,681,564)	1,127,924,943
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	2,889,867
NET ASSETS APPLICABLE TO 47,591,884 SHARES OUTSTANDING–100.00%	$1,130,814,810

✧✧ Standard Class shares.
** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
33	E-mini Russell 2000 Index	$ 3,700,620	$ 3,731,077	3/18/22	$ —	$(30,457)
175	E-mini S&P 500 Index	41,636,875	40,935,512	3/18/22	701,363	—
32	E-mini S&P MidCap 400 Index	9,080,640	8,997,640	3/18/22	83,000	—
Total Futures Contracts					$784,363	$(30,457)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$ 642,371,437
Unaffiliated investments, at value	485,553,506
Cash collateral held at broker for futures contracts	2,906,750
Receivable for securities sold	728,152
Receivable for fund shares sold	66,982
Prepaid expenses	3,475
Dividends and interest receivable	1,078
TOTAL ASSETS	1,131,631,380
LIABILITIES:
Due to manager and affiliates	488,726
Payable for fund shares redeemed	169,883
Variation margin due to broker on futures contracts	123,558
Other accrued expenses payable	34,403
TOTAL LIABILITIES	816,570
TOTAL NET ASSETS	$1,130,814,810
Affiliated investments, at cost	$ 309,405,475
Unaffiliated investments, at cost	251,276,089
Standard Class:
Net Assets	$ 36,694,703
Shares Outstanding	1,542,428
Net Asset Value Per Share	$ 23.790
Service Class:
Net Assets	$1,094,120,107
Shares Outstanding	46,049,456
Net Asset Value Per Share	$ 23.760
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 536,459,656
Distributable earnings/(accumulated loss)	594,355,154
TOTAL NET ASSETS	$1,130,814,810
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,706,027
Dividends from unaffiliated investments	5,028,367
11,734,394
EXPENSES:
Management fees	2,747,380
Distribution fees-Service Class	2,662,605
Shareholder servicing fees	318,696
Accounting and administration expenses	137,156
Professional fees	40,611
Reports and statements to shareholders	25,757
Trustees’ fees and expenses	23,039
Custodian fees	10,665
Consulting fees	3,616
Pricing fees	310
Other	16,658
5,986,493
Less:
Management fees waived	(54,948)
Total operating expenses	5,931,545
NET INVESTMENT INCOME	5,802,849
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	37,019,192
Sale of unaffiliated investments	20,457,687
Distributions from affiliated investment companies	5,658,128
Distributions from unaffiliated investment companies	22,512,098
Futures contracts	12,797,526
Net realized gain	98,444,631
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	103,626,019
Unaffiliated investments	56,956,855
Futures contracts	(460,895)
Net change in unrealized appreciation (depreciation)	160,121,979
NET REALIZED AND UNREALIZED GAIN	258,566,610
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,369,459
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,802,849	$ 8,447,785
Net realized gain	98,444,631	18,136,591
Net change in unrealized appreciation (depreciation)	160,121,979	111,713,631
Net increase in net assets resulting from operations	264,369,459	138,298,007
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(359,547)	(297,144)
Service Class	(8,127,299)	(7,766,076)
	(8,486,846)	(8,063,220)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,440,073	2,984,998
Service Class	34,547,047	58,514,348
Reinvestment of dividends and distributions:
Standard Class	359,547	297,144
Service Class	8,127,299	7,766,076
	47,473,966	69,562,566
Cost of shares redeemed:
Standard Class	(5,734,791)	(4,860,189)
Service Class	(199,326,900)	(147,731,539)
	(205,061,691)	(152,591,728)
Decrease in net assets derived from capital share transactions	(157,587,725)	(83,029,162)
NET INCREASE IN NET ASSETS	98,294,888	47,205,625
NET ASSETS:
Beginning of year	1,032,519,922	985,314,297
End of year	$1,130,814,810	$1,032,519,922
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 18.815	$ 16.485	$ 13.943	$ 15.292	$ 12.972
Income (loss) from investment operations:
Net investment income[2]	0.167	0.185	0.189	0.173	0.169
Net realized and unrealized gain (loss)	5.043	2.334	2.540	(1.365)	2.318
Total from investment operations	5.210	2.519	2.729	(1.192)	2.487
Less dividends and distributions from:
Net investment income	(0.235)	(0.189)	(0.187)	(0.157)	(0.167)
Total dividends and distributions	(0.235)	(0.189)	(0.187)	(0.157)	(0.167)
Net asset value, end of period	$ 23.790	$ 18.815	$ 16.485	$ 13.943	$ 15.292
Total return[3]	27.69%	15.30%	19.58%	(7.79%)	19.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 36,695	$ 29,853	$ 27,715	$ 22,548	$ 26,961
Ratio of expenses to average net assets[4]	0.29%	0.31%	0.31%	0.31%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.31%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	0.78%	1.14%	1.24%	1.11%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.77%	1.14%	1.24%	1.11%	1.20%
Portfolio turnover	7%	12%	10%	7%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 18.792	$ 16.469	$ 13.933	$ 15.280	$ 12.965
Income (loss) from investment operations:
Net investment income[2]	0.112	0.144	0.151	0.134	0.134
Net realized and unrealized gain (loss)	5.033	2.325	2.535	(1.360)	2.313
Total from investment operations	5.145	2.469	2.686	(1.226)	2.447
Less dividends and distributions from:
Net investment income	(0.177)	(0.146)	(0.150)	(0.121)	(0.132)
Total dividends and distributions	(0.177)	(0.146)	(0.150)	(0.121)	(0.132)
Net asset value, end of period	$ 23.760	$ 18.792	$ 16.469	$ 13.933	$ 15.280
Total return[3]	27.38%	15.01%	19.28%	(8.02%)	18.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,094,120	$1,002,667	$957,599	$773,513	$741,295
Ratio of expenses to average net assets[4]	0.54%	0.56%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.56%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	0.53%	0.89%	0.99%	0.86%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.52%	0.89%	0.99%	0.86%	0.95%
Portfolio turnover	7%	12%	10%	7%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual
LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$63,553
Legal	10,277
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,398 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$232,085
Distribution fees payable to LFD	229,170
Shareholder servicing fees payable to Lincoln Life	27,471
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-56.80%@
Equity Fund-56.80%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$593,662,998	$26,123,486	$118,060,258	$37,019,192	$103,626,019	$642,371,437	31,326,024	$6,706,027	$5,658,128

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 70,459,008
Sales	194,752,525
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$565,625,247
Aggregate unrealized appreciation of investments and derivatives	$562,299,696
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$562,299,696
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 642,371,437	$—	$—	$ 642,371,437
Unaffiliated Investment Companies	485,553,506	—	—	485,553,506
Total Investments	$1,127,924,943	$—	$—	$1,127,924,943
Derivatives:
Assets:
Futures Contracts	$ 784,363	$—	$—	$ 784,363
Liabilities:
Futures Contract	$ (30,457)	$—	$—	$ (30,457)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$8,478,620	$8,063,220
Long-term capital gains	8,226	—
Total	$8,486,846	$8,063,220
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 32,055,453
Other temporary differences	2
Net unrealized appreciation	562,299,699
Distributable earnings/(accumulated loss)	$594,355,154
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $ 63,467,263 of capital loss carryforwards.
LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	204,806	191,132
Service Class	1,608,105	3,724,644
Shares reinvested:
Standard Class	15,134	16,020
Service Class	343,109	419,934
	2,171,154	4,351,730
Shares redeemed:
Standard Class	(264,181)	(301,737)
Service Class	(9,256,452)	(8,935,332)
	(9,520,633)	(9,237,069)
Net decrease	(7,349,479)	(4,885,339)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$784,363	Variation margin due to broker on futures contracts	$(30,457)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$12,797,526	$(460,895)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$52,461,774	$—
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund–23

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Core Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 13.22% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI World ex USA® Index (net dividends)1, returned 12.62%.
In U.S. dollar terms, developed ex U.S. markets had positive performance for the year, trailing the U.S. markets but outperforming emerging markets.
A couple of developed ex U.S. market currencies, such as the Israel shekel and the Canadian dollar, appreciated relative to the U.S. dollar, but most developed ex U.S. market currencies, particularly the Japanese yen and Swedish krona, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the US dollar-denominated returns of the developed ex U.S. market.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
Along the market capitalization dimension, small caps (MSCI World ex USA® Small Cap Index, (net dividends)2) underperformed large caps (MSCI World ex USA® Index, (net dividends)) by 1.5%. Mid caps (MSCI World ex USA® Mid Cap Index, (net dividends)3), a subset of the MSCI World ex USA® Index universe, underperformed small caps by 2.9% and large caps by 4.4%.
Along the relative price dimension, large cap value stocks (MSCI World ex USA® Value Index, (net dividends)4) outperformed large cap growth stocks (MSCI World ex USA® Growth Index, (net dividends)5) by 1.7%, and small cap value stocks (MSCI World ex USA® Small Cap Value Index, (net dividends)6) outperformed small cap growth stocks (MSCI World ex USA® Small Cap Growth Index, (net dividends)7) by 4.4%.
Stocks with higher profitability outperformed stocks with lower profitability among both large and small caps.
The Fund's emphasis on value stocks contributed positively to relative performance. The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips
William B. Collins-Dean
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,572 for the Standard Class shares and to $14,327 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,565. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.22%
Five Years	+ 8.95%
Inception (5/1/15)	+ 5.81%
Service Class Shares
One Year	+ 12.94%
Five Years	+ 8.68%
Inception (5/1/15)	+ 5.54%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA® Small Cap Index (net dividends) captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
3. The MSCI World ex USA® Mid Cap Index (net dividends) captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
4. The MSCI World ex USA® Value Index (net dividends) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
5. The MSCI World ex USA® Growth Index (net dividends) captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
6. The MSCI World ex USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings and cash earnings—rather than market prices. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.
7. The MSCI World ex USA® Small Cap Growth Index (net dividends) captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,016.00	0.62%	$3.15
Service Class Shares	1,000.00	1,014.80	0.87%	4.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.62%	$3.16
Service Class Shares	1,000.00	1,020.70	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	98.67%
Australia	6.35%
Austria	0.56%
Belgium	1.09%
Britain	0.07%
Canada	10.46%
Chile	0.05%
China	0.03%
Denmark	2.29%
Faeroe Islands	0.08%
Finland	1.61%
France	7.89%
Georgia	0.00%
Germany	6.43%
Greenland	0.16%
Guernsey	0.00%
Hong Kong	2.28%
Ireland	1.11%
Isle Of Man	0.05%
Israel	1.19%
Italy	2.56%
Japan	21.46%
Jersey	0.03%
Luxembourg	0.35%
Macau	0.01%
Malta	0.00%
Mexico	0.02%
Mongolia	0.00%
Netherlands	4.35%
New Zealand	0.50%
Norway	0.90%
Philippines	0.00%
Portugal	0.21%
Singapore	0.80%
Spain	2.06%
Swaziland	0.01%
Sweden	3.70%
Switzerland	7.93%
Taiwan	0.00%
United Arab Emirates	0.00%
United Kingdom	11.99%
United States	0.09%
Preferred Stocks	0.58%
Rights	0.00%
Warrants	0.00%
Security Type/Country	Percentage of Net Assets
Money Market Fund	0.51%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.79%
Air Freight & Logistics	0.68%
Airlines	0.17%
Auto Components	1.86%
Automobiles	2.74%
Banks	7.72%
Beverages	1.09%
Biotechnology	0.51%
Building Products	1.51%
Capital Markets	2.61%
Chemicals	4.34%
Commercial Services & Supplies	1.06%
Communications Equipment	0.41%
Construction & Engineering	1.89%
Construction Materials	0.93%
Consumer Finance	0.08%
Containers & Packaging	0.69%
Distributors	0.22%
Diversified Consumer Services	0.13%
Diversified Financial Services	0.21%
Diversified Telecommunication Services	2.21%
Electric Utilities	1.58%
Electrical Equipment	1.20%
Electronic Equipment, Instruments & Components	1.51%
Energy Equipment & Services	0.30%
Entertainment	0.45%
Food & Staples Retailing	2.34%
Food Products	3.11%
Gas Utilities	0.43%
Health Care Equipment & Supplies	1.56%
Health Care Providers & Services	1.04%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	1.47%
Household Durables	1.81%
Household Products	0.32%
Independent Power and Renewable Electricity Producers	0.41%
LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Industrial Conglomerates	0.91%
Insurance	3.98%
Interactive Media & Services	0.39%
Internet & Direct Marketing Retail	0.25%
IT Services	2.05%
Leisure Products	0.40%
Life Sciences Tools & Services	0.58%
Machinery	4.37%
Marine	0.65%
Media	1.39%
Metals & Mining	5.34%
Multiline Retail	0.71%
Multi-Utilities	0.99%
Oil, Gas & Consumable Fuels	4.74%
Paper & Forest Products	0.75%
Personal Products	0.66%
Pharmaceuticals	3.89%
Professional Services	2.16%
Real Estate Management & Development	2.32%
Road & Rail	1.20%
Semiconductors & Semiconductor Equipment	2.37%
Software	1.15%
Specialty Retail	1.56%
Technology Hardware, Storage & Peripherals	0.39%
Textiles, Apparel & Luxury Goods	2.11%
Thrifts & Mortgage Finance	0.10%
Tobacco	0.54%
Trading Companies & Distributors	2.27%
Transportation Infrastructure	0.44%
Water Utilities	0.12%
Wireless Telecommunication Services	0.90%
Total	99.25%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle SA	1.30%
Toyota Motor Corp.	0.75%
Roche Holding AG	0.65%
LVMH Moet Hennessy Louis Vuitton SE	0.60%
ASML Holding NV	0.55%
Novo Nordisk AS Class B	0.50%
Sony Group Corp.	0.50%
Royal Bank of Canada	0.46%
TotalEnergies SE	0.43%
Daimler AG	0.36%
Total	6.10%

IT–Information Technology

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.67%
Australia–6.35%
†A2B Australia Ltd.	7,280	$ 7,044
Accent Group Ltd.	23,197	41,349
Adairs Ltd.	13,303	38,811
Adbri Ltd.	25,861	53,059
†Afterpay Ltd.	413	24,943
AGL Energy Ltd.	9,303	41,558
†Ainsworth Game Technology Ltd.	6,705	6,293
†Alkane Resources Ltd.	11,990	7,982
†Alliance Aviation Services Ltd.	9,515	28,383
ALS Ltd.	24,516	233,303
Altium Ltd.	3,169	104,190
Alumina Ltd.	66,729	90,543
Alumina Ltd. ADR	1,900	10,241
†AMA Group Ltd.	41,131	12,868
†AMP Ltd.	218,102	160,267
Ampol Ltd.	9,879	213,180
Ansell Ltd.	7,219	165,496
APA Group	17,380	127,207
Appen Ltd.	977	7,933
ARB Corp. Ltd.	3,709	141,697
Aristocrat Leisure Ltd.	10,926	346,347
ASX Ltd.	1,403	94,828
Atlas Arteria Ltd.	22,174	111,638
Atrium European Real Estate Ltd.	7,707	31,544
AUB Group Ltd.	1,746	32,723
†Aurelia Metals Ltd.	66,930	19,965
Aurizon Holdings Ltd.	131,158	333,030
AusNet Services Ltd.	52,442	98,056
Austal Ltd.	16,268	23,080
Australia & New Zealand Banking Group Ltd.	40,473	810,063
†Australian Agricultural Co. Ltd.	17,102	18,415
Australian Ethical Investment Ltd.	4,085	40,984
Australian Pharmaceutical Industries Ltd.	32,365	40,737
Auswide Bank Ltd.	2,282	11,140
Baby Bunting Group Ltd.	5,130	20,976
Bank of Queensland Ltd.	42,853	252,228
Bapcor Ltd.	19,458	99,238
Beach Energy Ltd.	151,652	139,021
Bega Cheese Ltd.	21,396	88,263
Bell Financial Group Ltd.	20,472	27,778
Bendigo & Adelaide Bank Ltd.	36,945	244,602
BHP Group Ltd.	45,795	1,382,703
BHP Group Ltd. ADR	8,378	505,612
BHP Group PLC ADR	24,970	1,492,457
Blackmores Ltd.	679	45,093
BlueScope Steel Ltd.	25,945	394,514
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Brambles Ltd.	30,890	$ 238,899
Bravura Solutions Ltd.	9,938	17,859
Breville Group Ltd.	5,327	122,858
Brickworks Ltd.	6,412	112,708
BWX Ltd.	2,796	8,849
Capitol Health Ltd.	68,459	19,425
†Cardno Ltd.	1,002	1,407
carsales.com Ltd.	14,385	262,587
Cedar Woods Properties Ltd.	3,769	14,890
Challenger Ltd.	36,923	175,418
†Champion Iron Ltd.	17,449	69,061
CIMIC Group Ltd.	1,187	14,595
†City Chic Collective Ltd.	7,495	29,991
Cleanaway Waste Management Ltd.	104,872	238,818
Clinuvel Pharmaceuticals Ltd.	1,205	23,855
Cochlear Ltd.	1,016	159,754
Codan Ltd.	12,182	82,692
Coles Group Ltd.	26,437	345,062
Collins Foods Ltd.	10,696	104,044
Commonwealth Bank of Australia	16,292	1,197,178
Computershare Ltd.	22,787	331,574
†Cooper Energy Ltd.	81,617	16,627
†Corporate Travel Management Ltd.	2,896	46,375
Costa Group Holdings Ltd.	16,375	36,098
†Crown Resorts Ltd.	18,836	163,901
CSL Ltd.	5,170	1,093,524
CSR Ltd.	42,583	182,170
Data#3 Ltd.	9,337	39,944
†Decmil Group Ltd.	13,360	3,159
Dicker Data Ltd.	3,055	32,984
Domain Holdings Australia Ltd.	12,055	49,554
Domino's Pizza Enterprises Ltd.	2,597	223,011
Downer EDI Ltd.	54,415	235,954
Eagers Automotive Ltd.	8,934	87,359
†Eclipx Group Ltd.	23,440	37,689
Elanor Investor Group	7,930	13,039
Elders Ltd.	9,346	83,364
Emeco Holdings Ltd.	23,831	15,258
Endeavour Group Ltd.	18,667	91,537
†Energy World Corp. Ltd.	57,823	3,786
EQT Holdings Ltd.	657	12,672
Estia Health Ltd.	23,316	39,016
†EVENT Hospitality & Entertainment Ltd.	5,920	63,659
Evolution Mining Ltd.	62,037	183,248
†Flight Centre Travel Group Ltd.	4,808	61,636
LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Fortescue Metals Group Ltd.	79,533	$ 1,111,572
†G8 Education Ltd.	76,969	62,159
Genworth Mortgage Insurance Australia Ltd.	31,524	53,210
Gold Road Resources Ltd.	51,920	59,306
GrainCorp Ltd. Class A	14,156	85,071
GUD Holdings Ltd.	9,648	79,811
GWA Group Ltd.	14,929	29,869
Hansen Technologies Ltd.	12,748	49,620
Harvey Norman Holdings Ltd.	31,910	114,688
Healius Ltd.	37,929	145,703
HT&E Ltd.	22,200	33,918
HUB24 Ltd.	3,266	67,246
†IDP Education Ltd.	6,152	155,090
IGO Ltd.	53,136	443,420
Iluka Resources Ltd.	26,111	191,870
Imdex Ltd.	35,738	76,703
Incitec Pivot Ltd.	132,711	312,835
Infomedia Ltd.	19,919	22,173
Inghams Group Ltd.	21,678	55,201
Insignia Financial Ltd.	47,661	125,526
Insurance Australia Group Ltd.	40,490	125,493
Integral Diagnostics Ltd.	11,537	41,465
†Integrated Research Ltd.	6,964	6,333
InvoCare Ltd.	6,909	59,113
IPH Ltd.	9,773	62,429
IRESS Ltd.	8,627	78,457
IVE Group Ltd.	13,275	16,805
JB Hi-Fi Ltd.	8,291	291,472
Johns Lyng Group Ltd.	9,443	62,725
Jupiter Mines Ltd.	61,368	10,269
Kelsian Group Ltd.	4,852	26,052
†Kogan.com Ltd.	2,826	18,134
Lendlease Corp. Ltd.	16,769	130,421
Lifestyle Communities Ltd.	4,358	65,886
Link Administration Holdings Ltd.	43,066	174,523
Lovisa Holdings Ltd.	2,325	33,983
†Lynas Rare Earths Ltd.	19,856	146,918
MA Financial Group Ltd.	1,772	11,539
MACA Ltd.	44,075	26,295
Macmahon Holdings Ltd.	102,720	13,826
Macquarie Group Ltd.	3,894	581,915
Magellan Financial Group Ltd.	4,427	68,411
†Mayne Pharma Group Ltd.	92,739	19,904
McMillan Shakespeare Ltd.	6,278	55,176
McPherson's Ltd.	9,847	5,839
Medibank Pvt Ltd.	108,226	263,778
Medusa Mining Ltd.	34,142	17,636
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†Mesoblast Ltd.	24,142	$ 24,766
†Metals X Ltd.	32,061	13,412
Metcash Ltd.	83,260	272,591
†Mincor Resources NL	11,611	15,079
Mineral Resources Ltd.	13,235	539,231
†MMA Offshore Ltd.	44,718	12,038
Monadelphous Group Ltd.	3,551	24,931
Monash IVF Group Ltd.	25,246	19,378
†Myer Holdings Ltd.	88,520	28,981
MyState Ltd.	6,779	25,006
†Nanosonics Ltd.	3,177	14,585
National Australia Bank Ltd.	45,481	954,307
Navigator Global Investments Ltd.	10,799	14,574
†Nearmap Ltd.	17,555	19,733
Netwealth Group Ltd.	7,114	91,560
New Hope Corp. Ltd.	36,510	59,235
Newcrest Mining Ltd.	11,464	204,179
†NEXTDC Ltd.	4,758	44,275
nib holdings Ltd.	25,227	128,661
Nick Scali Ltd.	4,073	45,487
Nickel Mines Ltd.	21,364	22,227
Nine Entertainment Co. Holdings Ltd.	85,642	181,319
Northern Star Resources Ltd.	39,640	271,385
†Novonix Ltd.	3,323	22,218
NRW Holdings Ltd.	32,810	42,132
Nufarm Ltd.	27,327	96,427
Objective Corp. Ltd.	662	9,585
†OFX Group Ltd.	8,551	14,371
†OM Holdings Ltd.	23,197	15,189
†Omni Bridgeway Ltd.	11,321	30,311
†oOh!media Ltd.	48,209	59,276
Orica Ltd.	16,103	160,388
Origin Energy Ltd.	42,203	160,893
Orora Ltd.	57,100	145,401
OZ Minerals Ltd.	27,912	573,074
Pact Group Holdings Ltd.	10,178	18,735
Peet Ltd.	38,309	29,683
Pendal Group Ltd.	18,409	74,602
PeopleIN Ltd.	5,911	18,879
Perenti Global Ltd.	37,686	25,362
Perpetual Ltd.	2,984	78,091
†Perseus Mining Ltd.	96,454	113,684
†Pilbara Minerals Ltd.	13,139	30,590
Pinnacle Investment Management Group Ltd.	830	9,426
Platinum Asset Management Ltd.	14,872	29,214
†Praemium Ltd.	19,514	20,870
Premier Investments Ltd.	5,944	131,121
Pro Medicus Ltd.	2,911	132,242

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Propel Funeral Partners Ltd.	3,978	$ 12,821
PWR Holdings Ltd.	7,683	48,016
†Qantas Airways Ltd.	16,608	60,537
QBE Insurance Group Ltd.	32,554	268,821
Qube Holdings Ltd.	54,031	124,614
Ramelius Resources Ltd.	60,311	68,890
Ramsay Health Care Ltd.	3,862	200,901
REA Group Ltd.	988	120,503
†Redbubble Ltd.	8,524	20,279
Reece Ltd.	5,946	116,932
Regis Healthcare Ltd.	6,738	9,167
Regis Resources Ltd.	71,547	101,505
†Reject Shop Ltd.	2,536	13,229
Reliance Worldwide Corp. Ltd.	27,799	126,812
†Resolute Mining Ltd.	69,900	19,834
†Retail Food Group Ltd.	179,663	9,411
Ridley Corp. Ltd.	36,736	39,957
Rio Tinto Ltd.	10,044	731,555
Sandfire Resources Ltd.	31,308	149,880
Santos Ltd.	125,213	574,833
SEEK Ltd.	3,994	95,253
Select Harvests Ltd.	8,564	38,693
Senex Energy Ltd.	11,093	37,287
Servcorp Ltd.	2,368	6,202
†Service Stream Ltd.	31,975	18,727
Seven Group Holdings Ltd.	4,272	67,135
†Seven West Media Ltd.	80,912	37,970
SG Fleet Group Ltd.	12,991	23,629
Sigma Healthcare Ltd.	68,311	23,856
†Silver Lake Resources Ltd.	56,622	73,122
Sims Ltd.	12,538	146,500
SmartGroup Corp. Ltd.	4,615	26,022
Sonic Healthcare Ltd.	8,707	295,391
South32 Ltd.	109,903	320,639
Southern Cross Media Group Ltd.	16,431	23,191
=†SpeedCast International Ltd.	13,963	0
SRG Global Ltd.	36,425	13,516
St Barbara Ltd.	62,703	66,833
†Star Entertainment Grp Ltd.	62,242	166,646
Steadfast Group Ltd.	40,745	155,631
Suncorp Group Ltd.	30,214	243,343
Sunland Group Ltd.	6,027	12,059
Super Retail Group Ltd.	14,826	134,402
†Superloop Ltd.	24,939	21,592
†Sydney Airport	19,204	121,276
†Syrah Resources Ltd.	39,166	51,576
Tabcorp Holdings Ltd.	52,826	192,936
Tassal Group Ltd.	16,917	42,955
Technology One Ltd.	17,176	160,079
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Telstra Corp. Ltd.	94,186	$ 286,435
†Temple & Webster Group Ltd.	2,541	19,892
TPG Telecom Ltd.	23,933	102,559
Transurban Group	19,957	200,662
Treasury Wine Estates Ltd.	14,589	131,404
†Tuas Ltd.	11,966	17,760
†Tyro Payments Ltd.	4,134	8,602
United Malt Grp Ltd.	20,933	66,402
†Uniti Group Ltd.	4,760	15,411
Virtus Health Ltd.	6,265	31,223
Vita Group Ltd.	17,064	4,469
†Viva Energy Group Ltd.	53,177	90,919
†Webjet Ltd.	10,586	39,819
†Wesfarmers Ltd.	17,293	746,084
†West African Resources Ltd.	41,007	39,382
†Western Areas Ltd.	25,101	62,639
Westgold Resources Ltd.	27,667	41,063
Westpac Banking Corp.	54,618	848,392
†Whitehaven Coal Ltd.	73,441	139,458
Woodside Petroleum Ltd.	24,516	391,157
Woolworths Group Ltd.	18,667	516,221
Worley Ltd.	16,705	129,194
†Zip Co. Ltd.	6,683	21,053
		34,752,120
Austria–0.56%
Agrana Beteiligungs AG	660	12,924
ANDRITZ AG	4,494	231,140
AT&S Austria Technologie & Systemtechnik AG	2,359	115,723
†BAWAG Group AG	3,517	215,702
Erste Group Bank AG	7,669	359,526
EVN AG	2,666	80,438
†Lenzing AG	820	113,012
Mayr Melnhof Karton AG	417	83,535
Oesterreichische Post AG	2,358	100,882
OMV AG	5,480	309,909
Palfinger AG	713	27,800
POLYTEC Holding AG	1,389	10,864
†Porr Ag	1,155	18,068
Raiffeisen Bank International AG	10,645	312,649
Rosenbauer International AG	188	9,931
S IMMO AG	2,366	58,588
†Schoeller-Bleckmann Oilfield Equipment AG	676	23,628
Semperit AG Holding	457	15,245
Strabag SE	1,807	75,122
†Telekom Austria AG	13,782	119,564
UBM Development AG	240	11,831

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Austria (continued)
UNIQA Insurance Group AG	11,282	$ 103,293
Verbund AG	481	54,057
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,343	66,505
voestalpine AG	9,005	326,730
Wienerberger AG	5,306	194,855
Zumtobel Group AG	1,947	17,055
		3,068,576
Belgium–1.09%
Ackermans & van Haaren NV	1,690	324,590
Ageas SA/NV	10,725	556,184
†AGFA-Gevaert NV	14,619	63,080
†Akka Technologies	858	47,181
†Anheuser-Busch InBev SA/NV	12,763	772,596
Anheuser-Busch InBev SA/NV ADR	1,200	72,660
Atenor	154	9,959
Barco NV	1,171	25,544
Bekaert SA	2,731	121,696
†bpost SA	6,706	58,559
Cie d'Entreprises CFE	740	103,458
Deceuninck NV	7,755	29,666
D'ieteren Group	2,548	497,794
Econocom Group SA/NV	6,908	28,667
Elia Group SA/NV	1,188	156,488
Etablissements Franz Colruyt NV	3,086	130,910
Euronav	11,805	104,946
Euronav NV	7,649	67,925
EVS Broadcast Equipment SA	1,163	27,408
Exmar NV	2,088	10,210
Fagron	4,288	72,252
†Galapagos NV	195	10,927
†Greenyard NV	945	10,759
Immobel SA	390	32,369
Ion Beam Applications	1,381	23,961
Jensen-Group NV	278	8,514
KBC Group NV	5,230	449,315
†Kinepolis Group NV	664	41,427
Lotus Bakeries NV	22	140,013
Melexis NV	1,085	129,456
†Ontex Group NV	5,670	45,122
Orange Belgium SA	1,748	39,603
†Picanol	88	6,352
Proximus SADP	8,914	173,947
Recticel SA	4,441	88,582
Resilux	61	15,904
Sipef NV	408	26,430
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Belgium (continued)
Solvay SA	5,180	$ 602,717
Telenet Group Holding NV	1,893	69,095
TER Beke SA	49	6,639
†Tessenderlo Group SA	1,566	59,459
UCB SA	1,899	216,958
Umicore SA	7,923	322,477
Van de Velde NV	509	19,877
VGP NV	412	120,080
†X-Fab Silicon Foundries SE	2,501	26,025
		5,967,781
Britain–0.07%
Hargreaves Services PLC	2,415	13,353
Travis Perkins PLC	14,488	304,841
Wickes Group PLC	16,234	52,077
		370,271
Canada–10.46%
†5N Plus, Inc.	6,300	11,853
Absolute Software Corp.	1,400	13,126
Acadian Timber Corp.	800	12,130
Aecon Group, Inc.	4,300	57,381
Ag Growth International, Inc.	900	22,540
AGF Management Ltd. Class B	5,000	33,005
Agnico Eagle Mines Ltd.	2,952	156,869
AirBoss of America Corp.	1,300	47,501
Alamos Gold, Inc. Class A	27,496	211,474
†Alcanna, Inc.	1,420	7,678
Algoma Central Corp.	1,600	21,541
Algonquin Power & Utilities Corp.	14,784	213,584
Alimentation Couche-Tard, Inc.	14,400	603,344
AltaGas Ltd.	19,534	421,735
Altius Minerals Corp.	3,600	49,548
Altus Group Ltd.	796	44,660
Amerigo Resources Ltd.	14,300	16,505
Andlauer Healthcare Group, Inc.	300	12,814
Andrew Peller Ltd. Class A	1,500	9,676
ARC Resources Ltd.	55,249	502,283
†Argonaut Gold, Inc.	16,363	31,046
†Aritzia, Inc.	5,300	219,341
Atco Ltd. Class I	2,800	94,518
†Athabasca Oil Corp.	26,708	25,126
†ATS Automation Tooling Systems, Inc.	3,100	123,123
†Aurora Cannabis, Inc.	9,319	50,417
†AutoCanada, Inc.	1,479	49,926
B2Gold Corp.	101,560	399,833

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Badger Infrastructure Solution	2,900	$ 72,881
†Ballard Power Systems, Inc.	1,300	16,328
Bank of Montreal	18,314	1,972,559
Bank of Nova Scotia	22,691	1,625,104
Barrick Gold Corp.	40,388	767,372
†Bausch Health Cos., Inc.	11,623	320,911
BCE, Inc.	3,049	158,650
Birchcliff Energy Ltd.	22,653	115,687
Bird Construction, Inc.	3,322	25,789
Black Diamond Group Ltd.	2,500	8,755
†BlackBerry Ltd.	7,039	65,801
BMTC Group, Inc.	600	7,483
†Bombardier, Inc. Class B	80,404	106,786
†Bonterra Energy Corp.	2,713	12,139
Boralex, Inc. Class A	4,896	134,229
Boyd Group Services, Inc.	229	36,138
†Brookfield Asset Management Reinsurance Partners Ltd. Class A	15	939
Brookfield Asset Management, Inc. Class A	2,227	134,466
Brookfield Infrastructure Corp.	4,443	303,225
BRP, Inc.	2,241	196,341
†CAE, Inc.	6,896	174,055
†Calfrac Well Services Ltd.	2,200	7,305
Calian Group Ltd.	600	29,190
Cameco Corp.	15,259	332,752
Canaccord Genuity Group, Inc.	7,526	89,721
Canacol Energy Ltd.	13,100	33,243
†Canada Goose Holdings, Inc.	3,868	143,348
Canadian Imperial Bank of Commerce	13,082	1,524,876
Canadian National Railway Co.	8,653	1,063,065
Canadian Natural Resources Ltd.	37,346	1,577,870
Canadian Pacific Railway Ltd.	6,215	447,107
Canadian Tire Corp. Ltd. Class A	1,284	184,172
Canadian Utilities Ltd. Class A	3,145	91,221
Canadian Western Bank	6,945	199,299
†Canfor Corp.	6,500	164,742
†Canfor Pulp Products, Inc.	2,900	15,337
†Canopy Growth Corp.	2,387	20,839
Capital Power Corp.	4,788	149,361
†Capstone Mining Corp.	20,200	89,107
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Cardinal Energy Ltd.	10,200	$ 34,431
Cascades, Inc.	8,787	97,043
CCL Industries, Inc. Class B	5,600	300,287
†Celestica, Inc.	10,108	112,502
Cenovus Energy, Inc.	34,303	420,809
Centerra Gold, Inc.	16,627	128,158
CES Energy Solutions Corp.	18,401	29,530
†CGI, Inc.	6,059	536,050
China Gold International Resources Corp. Ltd.	14,900	39,931
CI Financial Corp.	16,000	334,432
Cogeco Communications, Inc.	1,366	108,777
Cogeco, Inc.	600	38,530
Colliers International Group, Inc.	1,540	228,921
Computer Modelling Group Ltd.	8,100	27,279
Constellation Software, Inc.	400	742,145
†Copper Mountain Mining Corp.	18,300	49,477
Corby Spirit & Wine Ltd.	700	9,280
Corus Entertainment, Inc. Class B	19,156	72,084
Crescent Point Energy Corp.	43,230	230,693
†Crew Energy, Inc.	5,725	12,944
†Cronos Group, Inc.	3,512	13,767
†Denison Mines Corp.	25,260	34,746
†Descartes Systems Group, Inc.	500	41,340
Dexterra Group, Inc.	2,620	17,792
Dollarama, Inc.	5,600	280,277
Doman Building Materials Group Ltd.	6,028	37,027
†Dorel Industries, Inc. Class B	1,100	17,818
DREAM Unlimited Corp. Class A	4,119	126,440
Dundee Precious Metals, Inc.	10,800	66,766
Dynacor Gold Mines, Inc.	4,700	11,741
E-L Financial Corp. Ltd.	139	100,147
†Eldorado Gold Corp.	16,921	158,356
Emera, Inc.	4,709	235,348
Empire Co. Ltd.	8,150	248,311
Enbridge, Inc.	15,563	608,048
Enerflex Ltd.	7,900	47,839
Enerplus Corp.	13,141	139,032
Enghouse Systems Ltd.	3,200	122,515

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Ensign Energy Services, Inc.	9,100	$ 12,086
†Equinox Gold Corp.	16,151	109,244
Equitable Group, Inc.	1,112	60,578
†ERO Copper Corp.	3,262	49,770
Evertz Technologies Ltd.	1,800	18,698
Exchange Income Corp.	808	26,917
Exco Technologies Ltd.	2,400	19,561
Extendicare, Inc.	8,400	48,476
Fairfax Financial Holdings Ltd.	1,278	628,659
Fiera Capital Corp.	3,700	30,683
Finning International, Inc.	11,000	277,228
First Quantum Minerals Ltd.	27,970	669,316
FirstService Corp.	1,900	373,358
Fortis, Inc.	5,947	287,002
†Fortuna Silver Mines, Inc.	14,658	57,244
Franco-Nevada Corp.	798	110,355
†Frontera Energy Corp.	5,800	46,952
†Galiano Gold, Inc.	4,900	3,525
†GDI Integrated Facility Services, Inc.	600	25,524
George Weston Ltd.	4,161	482,432
Gibson Energy, Inc.	9,872	174,972
Gildan Activewear, Inc.	9,456	400,852
†Golden Star Resources Ltd.	3,060	11,708
†GoldMoney, Inc.	6,400	10,018
†Gran Tierra Energy, Inc.	33,675	25,557
Great-West Lifeco, Inc.	6,395	191,908
Hammond Power Solutions, Inc.	1,600	15,166
Hardwoods Distribution, Inc.	1,800	63,750
†Heroux-Devtek, Inc.	2,187	31,121
High Liner Foods, Inc.	2,452	28,902
†Home Capital Group, Inc.	4,312	133,183
Hudbay Minerals, Inc.	17,163	124,333
Hydro One Ltd.	4,900	127,482
†i-80 Gold Corp.	9,398	22,957
iA Financial Corp., Inc.	7,323	419,020
†IAMGOLD Corp.	30,700	95,623
†IBI Group, Inc.	2,100	22,478
IGM Financial, Inc.	5,103	184,038
†Imperial Metals Corp.	3,600	9,022
Imperial Oil Ltd.	5,528	199,547
Information Services Corp.	1,000	20,752
Innergex Renewable Energy, Inc.	7,872	115,751
Intact Financial Corp.	2,230	289,859
Interfor Corp.	7,236	231,733
†International Petroleum Corp.	13,495	74,802
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Intertape Polymer Group, Inc.	4,327	$ 90,033
Jamieson Wellness, Inc.	2,000	63,465
†Karora Resources, Inc.	8,800	29,566
K-Bro Linen, Inc.	800	21,629
†Kelt Exploration Ltd.	13,500	51,441
Keyera Corp.	8,476	191,170
†Kinaxis, Inc.	900	126,169
Kinross Gold Corp.	118,832	689,535
Kirkland Lake Gold Ltd.	13,204	553,376
Lassonde Industries, Inc. Class A	400	49,754
Laurentian Bank of Canada	2,687	85,329
Leon's Furniture Ltd.	2,194	43,101
LifeWorks, Inc.	2,600	52,475
†Lightspeed Commerce, Inc.	1,100	44,473
Linamar Corp.	4,576	271,062
Loblaw Cos. Ltd.	4,733	387,785
†Lucara Diamond Corp.	28,465	13,277
†Lundin Gold, Inc.	1,100	9,061
Lundin Mining Corp.	50,809	396,848
Magellan Aerospace Corp.	1,000	7,874
Magna International, Inc.	16,896	1,367,512
†Mainstreet Equity Corp.	200	19,003
†Major Drilling Group International, Inc.	6,566	42,875
†Mandalay Resources Corp.	5,200	9,496
Manulife Financial Corp.	23,153	441,297
Maple Leaf Foods, Inc.	5,022	116,166
Martinrea International, Inc.	9,900	90,004
†MEG Energy Corp.	21,038	194,588
Methanex Corp.	3,715	146,930
Metro, Inc.	5,671	301,808
Morguard Corp.	186	20,065
†Mountain Province Diamonds, Inc.	4,500	2,704
MTY Food Group, Inc.	600	30,015
Mullen Group Ltd.	8,500	78,149
National Bank of Canada	13,021	992,723
Neo Performance Materials, Inc.	900	14,429
†New Gold, Inc.	59,077	88,269
NFI Group, Inc.	5,000	80,082
North American Construction Group Ltd.	2,400	36,325
North West Co., Inc.	3,800	102,859
Northland Power, Inc.	7,631	228,939
Nutrien Ltd.	12,243	920,666
†NuVista Energy Ltd.	9,000	49,520
†OceanaGold Corp.	50,766	88,292
Open Text Corp.	6,159	292,429

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Organigram Holdings, Inc.	5,865	$ 10,264
Osisko Gold Royalties Ltd.	5,676	69,489
Pan American Silver Corp.	11,256	280,851
Paramount Resources Ltd. Class A	5,750	111,777
Parex Resources, Inc.	13,860	236,780
Park Lawn Corp.	1,100	36,088
Parkland Corp.	9,221	253,460
Pason Systems, Inc.	5,362	48,917
Pembina Pipeline Corp.	14,624	443,554
Peyto Exploration & Development Corp.	14,495	108,287
PHX Energy Services Corp.	3,310	11,670
†Pine Cliff Energy Ltd.	9,500	5,107
Pizza Pizza Royalty Corp.	900	8,552
Polaris Infrastructure, Inc.	1,700	22,659
Pollard Banknote Ltd.	800	25,203
†Precision Drilling Corp.	955	33,766
Premium Brands Holdings Corp.	1,900	189,917
†Pretium Resources, Inc.	7,607	107,176
Quarterhill, Inc.	21,100	45,037
Quebecor, Inc. Class B	7,600	171,532
†Real Matters, Inc.	5,000	32,808
Restaurant Brands International, Inc.	3,369	204,387
†RF Capital Group, Inc.	4,457	6,695
Richelieu Hardware Ltd.	3,600	124,169
Ritchie Bros Auctioneers, Inc.	4,000	244,840
Rogers Communications, Inc. Class B	8,860	421,994
Rogers Sugar, Inc.	6,622	31,148
Royal Bank of Canada	37,519	3,982,137
Russel Metals, Inc.	4,129	109,774
†Sandstorm Gold Ltd.	4,329	26,865
Saputo, Inc.	5,833	131,421
Secure Energy Services, Inc.	20,837	86,646
Shaw Communications, Inc. Class B	25,977	788,142
†ShawCor Ltd.	5,185	20,126
†Shopify, Inc. Class A	100	137,688
Sienna Senior Living, Inc.	3,200	38,022
†Sierra Wireless, Inc.	2,100	37,010
Sleep Country Canada Holdings, Inc.	2,800	83,074
SNC-Lavalin Group, Inc.	8,670	211,858
†Spin Master Corp.	1,781	67,498
Sprott, Inc.	455	20,516
SSR Mining, Inc.	15,628	276,619
Stantec, Inc.	5,136	288,702
Stelco Holdings, Inc.	2,870	93,523
Stella-Jones, Inc.	4,800	151,823
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Sun Life Financial, Inc.	10,091	$ 561,968
Suncor Energy, Inc.	43,048	1,077,491
†SunOpta, Inc.	4,163	28,933
Superior Plus Corp.	11,700	120,242
†Tamarack Valley Energy Ltd.	31,060	94,534
†Taseko Mines Ltd.	18,300	37,614
TC Energy Corp.	11,058	514,639
†Teck Resources Ltd.	11,693	68,497
†Teck Resources Ltd. Class B	16,748	482,434
†TeraGo, Inc.	1,800	7,826
TerraVest Industries, Inc.	900	19,552
TFI International, Inc.	6,211	696,592
Thomson Reuters Corp.	2,100	251,188
Tidewater Midstream & Infrastructure Ltd.	18,184	18,688
†Tilray, Inc.	28,518	200,482
TMX Group Ltd.	1,600	162,220
†Torex Gold Resources, Inc.	6,800	70,691
Toromont Industries Ltd.	3,900	352,586
Toronto-Dominion Bank	22,518	1,726,637
†Total Energy Services, Inc.	3,299	15,726
Tourmaline Oil Corp.	21,303	687,786
TransAlta Corp.	29,076	323,098
TransAlta Renewables, Inc.	3,464	51,346
Transcontinental, Inc. Class A	7,600	122,025
†Trican Well Service Ltd.	12,870	28,183
Tricon Residential, Inc.	7,577	115,966
†Trisura Group Ltd.	700	26,391
†Turquoise Hill Resources Ltd.	7,198	118,359
†Uni-Select, Inc.	3,100	63,081
†Vermilion Energy, Inc.	13,257	166,826
VersaBank	900	10,715
Wajax Corp.	3,200	61,397
†Wesdome Gold Mines Ltd.	14,900	135,578
West Fraser Timber Co. Ltd.	7,135	680,637
Western Forest Products, Inc.	34,200	57,047
Westshore Terminals Investment Corp.	4,267	90,471
Wheaton Precious Metals Corp.	2,460	105,608
Whitecap Resources, Inc.	48,129	284,981
†WildBrain Ltd.	9,347	25,419
Winpak Ltd.	1,695	49,807
WSP Global, Inc.	2,616	379,759
Yamana Gold, Inc.	62,109	261,315
Yellow Pages Ltd.	2,300	24,837
		57,252,836

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Chile–0.05%
†Aclara Resources, Inc.	3,033	$ 3,453
Antofagasta PLC	14,207	257,392
		260,845
China–0.03%
Belimo Holding AG	260	165,097
†Fosun Tourism Group	10,800	14,515
		179,612
Denmark–2.29%
†ALK-Abello AS Class A	313	164,357
Alm Brand AS	49,790	96,723
Ambu AS Class B	656	17,314
AP Moller - Maersk AS Class A	52	172,513
AP Moller - Maersk AS Class B	59	210,589
†Bang & Olufsen AS	8,549	36,409
†Bavarian Nordic AS	4,301	176,646
†Brodrene Hartmann AS	211	11,920
Carlsberg AS Class B	3,065	529,165
cBrain AS	389	16,778
Chemometec AS	616	78,003
Chr Hansen Holding AS	4,279	337,401
Coloplast AS Class B	1,356	238,758
Columbus AS	4,653	6,796
D/S Norden AS	2,354	59,762
Danske Bank AS	14,460	249,637
†Demant AS	5,516	282,453
†Dfds AS	2,301	122,981
†Drilling Co. of 1972 AS	701	27,352
DSV AS	2,085	485,864
FLSmidth & Co. AS	3,466	129,566
†Genmab AS	1,490	594,738
GN Store Nord AS	5,520	346,357
H Lundbeck AS	4,889	125,880
†H+H International AS Class B	1,148	40,422
†ISS AS	10,565	200,321
Jeudan AS	246	10,357
†Jyske Bank AS	3,946	202,978
Matas AS	3,162	60,267
Netcompany Group AS	1,147	122,982
†Nilfisk Holding AS	2,249	74,025
†NKT AS	2,918	141,138
†NNIT AS	488	8,577
Novo Nordisk AS ADR	2,700	302,400
Novo Nordisk AS Class B	24,610	2,764,339
Novozymes AS Class B	5,391	442,654
†NTG Nordic Transport Group AS Class A	143	11,653
Orsted AS	1,095	140,233
Pandora AS	8,404	1,045,381
Per Aarsleff Holding AS	1,112	52,054
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
Ringkjoebing Landbobank AS	1,822	$ 244,903
ROCKWOOL International AS Class A	331	121,616
ROCKWOOL International AS Class B	458	199,998
Royal Unibrew AS	3,206	360,620
†RTX AS	299	9,036
Scandinavian Tobacco Group AS Class A	5,273	110,758
Schouw & Co. AS	848	73,850
SimCorp AS	2,948	321,308
Solar AS Class B	701	85,317
SP Group AS	170	11,477
Spar Nord Bank AS	6,082	77,840
†Sparekassen Sjaelland-Fyn AS	763	19,273
Sydbank AS	3,568	112,775
†Tivoli AS	204	25,333
Topdanmark AS	3,407	191,108
Tryg AS	16,104	397,408
†Zealand Pharma AS	1,529	33,746
		12,534,109
Faeroe Islands–0.08%
Vestas Wind Systems AS	14,460	440,381
		440,381
Finland–1.61%
Aktia Bank Oyj	3,682	51,174
Alandsbanken Abp Class B	968	34,588
Alma Media Oyj	1,259	15,509
Aspo Oyj	1,168	15,091
Atria Oyj	742	9,788
Cargotec Oyj	2,051	102,358
Caverion Oyj	4,210	30,584
†Citycon Oyj	2,218	17,677
Elisa Oyj	5,266	324,259
†Enento Group Oyj	540	20,366
†Finnair Oyj	62,572	42,394
Fiskars OYJ Abp	2,492	65,254
Fortum Oyj	13,451	412,548
F-Secure Oyj	2,413	13,640
Harvia Oyj	658	44,000
Huhtamaki Oyj	6,975	308,511
Kemira Oyj	9,101	137,894
Kesko Oyj Class A	6,192	190,913
Kesko Oyj Class B	16,144	538,092
Kojamo Oyj	4,886	118,152
Kone Oyj Class B	3,839	275,482
Konecranes Oyj	4,282	171,537
Lassila & Tikanoja Oyj	2,818	43,119
Marimekko Oyj	325	31,118
Metsa Board Oyj	11,635	113,991

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
Metso Outotec Oyj	26,300	$ 279,310
†Musti Group Oyj	644	22,798
Neles Oyj	3,953	61,525
Neste Oyj	9,849	484,726
†Nokia Oyj	125,533	795,086
Nordea Bank Abp	33,511	410,579
Olvi Oyj Class A	1,276	74,380
Oriola Oyj Class B	10,932	25,041
Orion Oyj Class A	1,499	61,609
Orion Oyj Class B	6,779	281,591
†Outokumpu Oyj	26,602	166,825
Ponsse Oyj	944	45,354
†QT Group Oyj	745	112,839
Raisio Oyj Class V	2,991	11,476
Revenio Group Oyj	982	62,099
Sampo Oyj Class A	6,047	302,640
Sanoma Oyj	5,246	80,996
†Stockmann OYJ Abp Class B	1,585	3,883
Stora Enso Oyj Class R	30,739	564,164
Terveystalo Oyj	6,412	86,203
TietoEVRY Oyj	5,530	172,744
Tokmanni Group Corp.	5,246	117,439
UPM-Kymmene Oyj	17,892	680,766
Uponor Oyj	3,944	93,426
Vaisala Oyj Class A	1,389	84,287
Valmet Oyj	8,580	367,873
Wartsila OYJ Abp	10,913	153,063
YIT Oyj	11,776	57,913
		8,788,674
France–7.89%
ABC arbitrage	1,221	9,925
†Accor SA	6,774	219,412
†Aeroports de Paris	821	105,902
Air Liquide SA	8,967	1,565,233
†Airbus SE	6,515	833,411
AKWEL	593	14,684
Albioma SA	2,638	102,955
ALD SA	7,147	105,291
Alstom SA	5,386	191,440
Alten SA	1,319	238,016
Amundi SA	1,422	117,455
Arkema SA	5,566	784,824
Assystem SA	625	26,684
Atos SE	5,977	254,432
Aubay	366	26,085
AXA SA	22,429	668,645
Axway Software SA	477	14,608
Bastide le Confort Medical	242	12,398
†Beneteau SA	3,551	57,570
Bigben Interactive	1,625	29,934
BioMerieux	1,124	159,831
BNP Paribas SA	17,147	1,186,343
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Boiron SA	873	$ 35,532
Bollore SA	39,041	218,685
Bonduelle SCA	1,767	41,945
Bouygues SA	14,895	534,006
Bureau Veritas SA	12,042	400,052
Capgemini SE	5,321	1,305,490
Carrefour SA	44,535	816,573
†Casino Guichard Perrachon SA	2,697	71,083
†Catana Group	1,510	11,329
CBo Territoria	2,578	10,742
†Cegedim SA	545	14,892
†CGG SA	51,187	37,087
Chargeurs SA	897	26,613
Cie de Saint-Gobain	14,932	1,051,795
†Cie des Alpes	824	12,946
Cie Generale des Etablissements Michelin SCA	7,381	1,211,331
Cie Plastic Omnium SA	4,354	113,318
CNP Assurances	7,632	188,986
†Coface SA	8,326	118,774
Credit Agricole SA	12,229	174,730
Danone SA	10,247	636,858
Dassault Aviation SA	1,136	122,867
Dassault Systemes SE	3,402	202,606
Delta Plus Group	90	9,632
†Derichebourg SA	9,326	107,769
Edenred	6,148	283,970
Eiffage SA	6,266	645,327
Electricite de France SA	15,157	178,257
Electricite de Strasbourg SA	55	7,044
†Elior Group SA	8,292	60,088
†Elis SA	13,907	240,980
Engie SA	41,370	612,956
†Eramet SA	660	54,064
†ESI Group	146	12,367
EssilorLuxottica SA	1,668	355,572
†Esso SA Francaise	184	2,996
†Etablissements Maurel et Prom SA	5,157	13,386
Eurazeo SE	2,356	206,001
Eutelsat Communications SA	17,127	209,323
†Exel Industries Class A	95	8,371
Faurecia SE	10,024	477,106
Fnac Darty SA	1,519	99,439
Gaztransport Et Technigaz SA	1,672	156,569
Getlink SE	11,068	183,469
†GL Events	866	17,155
Groupe Crit	390	27,529
Guerbet	783	33,251

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
†Haulotte Group SA	610	$ 3,333
Hermes International	366	640,037
HEXAOM	195	8,214
†ID Logistics Group	205	85,772
Imerys SA	2,970	123,554
Infotel SA	163	10,429
Interparfums SA	270	22,593
Ipsen SA	2,638	241,771
IPSOS	3,049	143,190
Jacquet Metals SACA	1,315	31,440
†JCDecaux SA	6,129	153,513
Kaufman & Broad SA	1,637	68,865
Kering SA	999	804,001
Korian SA	5,582	176,926
La Francaise des Jeux SAEM	2,916	129,276
†Lagardere SCA	5,826	161,710
Lectra	1,962	93,817
Legrand SA	6,230	729,854
Linedata Services	218	9,679
LISI	2,070	66,812
LNA Sante SA	494	28,290
L'Oreal SA	965	458,083
LVMH Moet Hennessy Louis Vuitton SE	3,966	3,282,615
Maisons du Monde SA	3,382	78,394
Manitou BF SA	943	29,578
Manutan International	120	9,809
Mersen SA	1,194	50,161
Metropole Television SA	1,918	37,471
Nexans SA	2,567	250,899
Nexity SA	3,478	163,694
Oeneo SA	52	813
Orange SA	106,325	1,139,453
Orange SA ADR	1,900	20,045
Orpea SA	2,643	265,098
Pernod Ricard SA	1,067	256,926
Pharmagest Interactive	113	12,093
Publicis Groupe SA	16,428	1,107,234
Quadient SA	2,522	54,957
†Rallye SA	1,545	8,865
Remy Cointreau SA	264	64,321
†Renault SA	10,032	348,867
†Rexel SA	17,812	361,574
Robertet SA	45	49,952
Rothschild & Co.	2,741	125,917
Rubis SCA	3,888	116,240
Safran SA	1,469	180,057
Samse SA	6	1,407
Sanofi	7,858	792,466
Sartorius Stedim Biotech	594	326,232
Savencia SA	292	20,345
Schneider Electric SE	3,478	682,890
SCOR SE	10,872	339,646
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
SEB SA	1,395	$ 217,425
Seche Environnement SA	286	23,379
†SMCP SA	1,127	9,411
Societe BIC SA	1,667	89,808
Societe Generale SA	18,511	636,563
Societe LDC SA	83	9,147
Societe pour l'Informatique Industrielle	665	36,492
Sodexo SA	2,722	238,809
†SOITEC	820	200,904
†Solocal Group	4,175	5,839
Somfy SA	487	97,694
Sopra Steria Group SACA	1,456	261,081
SPIE SA	8,182	211,641
Stef SA	359	41,690
STMicroelectronics NV	21,356	1,053,964
Suez SA	6,286	141,772
Synergie SE	615	25,486
†Technicolor SA	4,632	14,935
†Technip Energies NV	8,093	118,122
Teleperformance	2,281	1,017,992
Television Francaise 1	5,220	51,852
Thales SA	4,491	382,452
Thermador Groupe	504	58,298
Total Gabon	103	16,183
TotalEnergies SE	46,089	2,341,839
TotalEnergies SE ADR	4,971	245,866
Trigano SA	575	111,943
†Ubisoft Entertainment SA	6,574	322,357
Valeo SA	16,767	507,392
†Vallourec SA	5,462	54,723
Veolia Environnement SA	8,938	328,275
Verallia SA	2,940	103,629
Vetoquinol SA	184	27,652
Vicat SA	1,860	76,234
Vilmorin & Cie SA	478	29,169
Vinci SA	11,713	1,238,978
Virbac SA	258	124,690
Vivendi SE	4,057	54,919
Wavestone	400	24,774
†Worldline SA	3,289	183,519
		43,192,015
Georgia–0.00%
TBC Bank Group PLC	794	17,733
		17,733
Germany–6.43%
1&1 Drillisch AG	3,646	99,516
7C Solarparken AG	3,805	18,736
Aareal Bank AG	4,558	148,728
adidas AG	2,130	613,323
†ADVA Optical Networking SE	4,994	79,862

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
All for One Group SE	186	$ 15,222
Allgeier SE	430	27,317
Allianz SE	4,367	1,029,995
Amadeus Fire AG	230	47,444
Atoss Software AG	162	39,968
Aurubis AG	2,910	290,889
BASF SE	9,485	665,708
Basler AG	144	25,956
†Bauer AG	1,332	14,973
Bayer AG	21,226	1,133,559
Bayerische Motoren Werke AG	10,545	1,054,945
BayWa AG	1,163	51,043
Bechtle AG	4,385	312,035
Beiersdorf AG	471	48,280
Bertrandt AG	393	25,498
bet-at-home.com AG	209	3,089
Bilfinger SE	2,095	70,854
†Borussia Dortmund GmbH & Co. KGaA	4,770	23,508
Brenntag SE	7,903	713,671
CANCOM SE	1,427	95,677
Carl Zeiss Meditec AG	162	33,984
†CECONOMY AG	8,889	38,242
CENIT AG	409	6,449
Cewe Stiftung & Co. KGAA	635	92,465
†Commerzbank AG	65,572	496,090
CompuGroup Medical SE & Co. KgaA	1,663	134,086
†Continental AG	4,335	455,459
Covestro AG	14,428	888,014
CropEnergies AG	1,890	26,321
†CTS Eventim AG & Co. KGaA	2,354	172,061
Daimler AG	25,800	1,971,227
†Daimler Truck Holding AG	12,900	474,232
†Delivery Hero SE	698	77,262
Dermapharm Holding SE	682	69,245
†Deutsche Bank AG	43,700	544,760
Deutsche Boerse AG	3,421	571,219
†Deutsche Lufthansa AG	24,068	168,523
Deutsche Post AG	16,284	1,047,399
Deutsche Telekom AG	99,307	1,834,944
Deutsche Telekom AG ADR	4,300	79,593
†Deutz AG	7,084	52,836
DIC Asset AG	2,395	41,861
Draegerwerk AG & Co. KGaA	351	21,488
Duerr AG	1,262	57,354
E.ON SE	86,395	1,200,669
Eckert & Ziegler Strahlen- und Medizintechnik AG	840	89,769
†EDAG Engineering Group AG	532	7,177
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†ElringKlinger AG	2,669	$ 33,437
Encavis AG	2,405	42,413
Energiekontor AG	647	52,299
EuroEyes International Eye Clinic Ltd.	9,000	9,441
Evonik Industries AG	8,829	285,225
†Evotec SE	3,144	151,773
Fielmann AG	1,757	117,954
First Sensor AG	589	30,444
†flatexDEGIRO AG	2,364	54,157
†Francotyp-Postalia Holding AG Class A	282	986
†Fraport AG Frankfurt Airport Services Worldwide	2,790	186,809
Freenet AG	11,403	301,358
Fresenius Medical Care AG & Co. KGaA	9,023	584,945
Fresenius SE & Co. KGaA	16,582	666,487
FUCHS PETROLUB SE	2,470	86,530
GEA Group AG	6,628	362,017
Gerresheimer AG	2,539	244,122
†Gesco AG	598	17,361
GFT Technologies SE	1,564	81,929
†H&R GmbH & Co. KGaA	1,285	10,270
Hamburger Hafen und Logistik AG	2,777	65,003
Hannover Rueck SE	822	155,848
Hapag-Lloyd AG	593	186,449
Hawesko Holding AG	179	10,847
HeidelbergCement AG	4,652	314,834
†Heidelberger Druckmaschinen AG	22,239	66,738
Hella GmbH & Co. KGaA	2,846	193,114
†HelloFresh SE	4,068	311,764
Henkel AG & Co. KGaA	884	68,909
Hornbach Baumarkt AG	980	53,165
Hornbach Holding AG & Co. KGaA	973	146,124
HUGO BOSS AG	4,331	262,173
†Hypoport SE	189	109,617
Indus Holding AG	1,375	51,218
Infineon Technologies AG	6,903	317,803
Instone Real Estate Group AG	2,366	44,588
Jenoptik AG	2,163	91,272
JOST Werke AG	269	15,160
†K&S AG	14,283	245,696
KION Group AG	6,500	709,967
†Kloeckner & Co. SE	5,996	72,990
Knorr-Bremse AG	843	83,258
†Koenig & Bauer AG	782	27,867
Krones AG	579	62,987
KWS Saat SE & Co. KGaA	473	39,311

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
LANXESS AG	6,153	$ 380,493
LEG Immobilien SE	1,920	267,692
Leifheit AG	726	30,417
†Leoni AG	1,918	21,496
†Manz AG	413	23,393
†Medigene AG	1,735	5,659
Merck KGaA	1,518	390,516
METRO AG	19,411	203,630
MLP SE	4,169	40,677
MTU Aero Engines AG	1,130	229,440
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,401	413,587
†Nagarro SE	430	98,470
Nemetschek SE	2,793	357,124
New Work SE	145	35,902
Nexus AG	689	56,133
†Nordex SE	3,900	61,169
Norma Group SE	2,359	91,067
OHB SE	563	23,021
PATRIZIA AG	1,823	42,547
Pfeiffer Vacuum Technology AG	280	68,847
PNE AG	4,798	45,907
ProSiebenSat.1 Media SE	17,596	279,529
PSI Software AG	901	47,460
Puma SE	1,590	194,178
†PVA TePla AG	1,053	50,026
†q.beyond AG	11,002	24,576
Rational AG	178	182,052
Rheinmetall AG	3,893	366,370
RWE AG	17,374	703,934
S&T AG	2,163	35,935
†SAF-Holland SE	3,803	53,255
†Salzgitter AG	2,683	95,860
SAP SE	6,064	853,444
Scout24 AG	2,339	163,324
Secunet Security Networks AG	79	37,037
Siemens AG	4,734	819,942
Siemens Healthineers AG	975	72,695
Siltronic AG	1,210	193,558
Sirius Real Estate Ltd.	24,941	47,735
†Sixt SE	833	146,951
SMA Solar Technology AG	531	22,430
Software AG	2,411	96,055
STRATEC SE	297	46,588
Stroeer SE & Co. KGaA	2,308	182,093
Suedzucker AG	5,713	86,137
†SUESS MicroTec SE	815	19,419
Surteco Group SE	396	17,087
Symrise AG	2,556	378,019
TAG Immobilien AG	5,727	159,968
Takkt AG	2,185	38,210
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†Talanx AG	2,399	$ 115,673
Technotrans SE	604	20,286
Telefonica Deutschland Holding AG	84,277	233,767
†thyssenkrupp AG	28,416	311,314
Traffic Systems SE	421	15,961
United Internet AG	8,958	355,151
Varta AG	609	78,812
VERBIO Vereinigte BioEnergie AG	2,083	141,787
†Vitesco Technologies Group AG	867	42,519
Volkswagen AG	1,082	316,305
Vonovia SE	6,653	366,595
Vossloh AG	415	21,292
Wacker Chemie AG	1,267	188,354
Wacker Neuson SE	2,960	84,668
Washtec AG	765	47,771
†Westwing Group AG	241	6,022
Wuestenrot & Wuerttembergische AG	1,974	39,674
†Zalando SE	2,358	189,952
Zeal Network SE	255	11,540
		35,217,681
Greenland–0.16%
Ferguson PLC	5,075	900,217
		900,217
Guernsey–0.00%
†Raven Property Group Ltd.	26,309	12,108
		12,108
Hong Kong–2.28%
AIA Group Ltd.	181,200	1,826,512
†Apollo Future Mobility Group Ltd.	332,000	19,160
ASM Pacific Technology Ltd.	15,200	164,231
Bank of East Asia Ltd.	68,126	97,853
BOC Aviation Ltd.	16,200	118,630
BOC Hong Kong Holdings Ltd.	51,500	168,749
BOCOM International Holdings Co. Ltd.	59,000	13,695
Budweiser Brewing Co. APAC Ltd.	20,200	52,977
Cafe de Coral Holdings Ltd.	48,000	85,565
†Cathay Pacific Airways Ltd.	100,909	82,694
†Century City International Holdings Ltd.	124,000	6,440

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
†China Energy Development Holdings Ltd.	840,000	$ 16,267
China Motor Bus Co. Ltd.	1,600	19,699
Chow Sang Sang Holdings International Ltd.	30,000	41,936
†Chow Tai Fook Jewellery Group Ltd.	32,000	57,536
CITIC Telecom International Holdings Ltd.	159,000	53,628
CK Asset Holdings Ltd.	22,780	143,588
CK Hutchison Holdings Ltd.	49,180	317,248
CK Infrastructure Holdings Ltd.	17,000	108,246
CK Life Sciences International Holdings, Inc.	194,000	18,411
CLP Holdings Ltd.	23,500	237,334
Convenience Retail Asia Ltd.	48,000	4,617
Crystal International Group Ltd.	20,000	6,720
CSI Properties Ltd.	300,000	7,964
Dah Sing Banking Group Ltd.	44,000	37,581
Dah Sing Financial Holdings Ltd.	13,200	39,951
†Deckers Outdoor Corp.	212,000	19,304
Eagle Nice International Holdings Ltd.	4,000	2,401
EC Healthcare	28,000	40,002
Emperor International Holdings Ltd.	106,000	12,642
†ESR Cayman Ltd.	16,400	55,420
Fairwood Holdings Ltd.	6,000	11,927
Far East Consortium International Ltd.	120,268	43,804
First Pacific Co. Ltd.	172,000	63,307
†First Shanghai Investments Ltd.	16,000	421
Fountain SET Holdings Ltd.	66,000	11,511
†Galaxy Entertainment Group Ltd.	6,000	31,087
Giordano International Ltd.	126,000	24,077
†Goodbaby International Holdings Ltd.	98,000	12,568
Great Eagle Holdings Ltd.	14,276	39,912
Guotai Junan International Holdings Ltd.	312,000	43,214
Haitong International Securities Group Ltd.	204,864	44,138
Hang Lung Group Ltd.	52,000	111,102
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Hang Lung Properties Ltd.	96,000	$ 197,477
Hang Seng Bank Ltd.	9,900	181,176
Hanison Construction Holdings Ltd.	16,639	2,774
Henderson Land Development Co. Ltd.	30,412	129,487
HK Electric Investments & HK Electric Investments Ltd.	63,000	61,808
HKBN Ltd.	57,500	70,570
HKR International Ltd.	50,160	19,942
HKT Trust & HKT Ltd.	203,000	272,834
Hong Kong & China Gas Co. Ltd.	71,362	111,103
Hong Kong Exchanges & Clearing Ltd.	14,043	820,153
Hong Kong Television Network Ltd.	17,000	18,531
†Hongkong & Shanghai Hotels Ltd.	43,044	37,813
Hongkong Land Holdings Ltd.	23,300	121,160
†Huafa Property Services Group Co. Ltd.	80,000	1,539
†Huasheng International Holding Ltd.	108,000	28,255
Hysan Development Co. Ltd.	21,000	64,905
†I-CABLE Communications Ltd.	16,026	144
IGG, Inc.	87,000	77,320
=†IRC Ltd.	298,000	8,637
ITC Properties Group Ltd.	32,819	4,882
Johnson Electric Holdings Ltd.	30,051	63,666
JS Global Lifestyle Co. Ltd.	29,000	48,869
K Wah International Holdings Ltd.	78,000	30,109
Karrie International Holdings Ltd.	52,000	10,403
Kerry Logistics Network Ltd.	62,000	151,550
Kerry Properties Ltd.	37,500	97,627
†Kingston Financial Group Ltd.	186,000	9,184
Kowloon Development Co. Ltd.	35,000	46,232
†Lai Sun Development Co. Ltd.	45,450	24,772
†Lai Sun Garment International Ltd.	21,457	10,182
†Landing International Development Ltd.	96,000	2,869
†Lifestyle International Holdings Ltd.	28,500	15,680

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Liu Chong Hing Investment Ltd.	10,000	$ 9,939
L'Occitane International SA	27,750	112,280
Luk Fook Holdings International Ltd.	30,000	80,795
Man Wah Holdings Ltd.	160,800	249,112
†Mandarin Oriental International Ltd.	11,700	26,208
†Meilleure Health International Industry Group Ltd.	240,000	14,774
†Melco International Development Ltd.	53,000	64,640
†Melco Resorts & Entertainment Ltd. ADR	600	6,108
†Midland Holdings Ltd.	68,000	8,197
Miramar Hotel & Investment	13,000	21,340
Modern Dental Group Ltd.	35,000	24,867
MTR Corp. Ltd.	15,438	82,857
†NagaCorp Ltd.	106,000	92,439
Nameson Holdings Ltd.	38,000	2,583
New World Development Co. Ltd.	67,769	268,119
†NewOcean Energy Holdings Ltd.	62,000	461
Nissin Foods Co. Ltd.	36,000	27,563
Orient Overseas International Ltd.	8,000	196,267
Pacific Basin Shipping Ltd.	401,000	147,080
†Pacific Century Premium Developments Ltd.	37,368	2,875
Pacific Textiles Holdings Ltd.	82,000	38,699
PC Partner Group Ltd.	28,000	49,123
PCCW Ltd.	313,444	158,781
Perfect Shape Medical Ltd.	15,000	10,888
†Pico Far East Holdings Ltd.	58,000	9,447
Power Assets Holdings Ltd.	23,000	143,353
PRADA SpA	27,400	175,345
Public Financial Holdings Ltd.	24,000	8,003
†Regal Hotels International Holdings Ltd.	18,000	7,064
Regina Miracle International Holdings Ltd.	29,000	24,174
†Sa Sa International Holdings Ltd.	124,445	26,652
†Samsonite International SA	37,500	76,178
†Shangri-La Asia Ltd.	84,000	70,130
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Shenwan Hongyuan HK Ltd.	20,000	$ 2,385
Singamas Container Holdings Ltd.	72,000	10,803
Sino Land Co. Ltd.	160,124	199,396
SITC International Holdings Co. Ltd.	125,000	452,065
†SJM Holdings Ltd.	153,000	103,013
SmarTone Telecommunications Holdings Ltd.	33,500	17,829
Soundwill Holdings Ltd.	5,000	4,925
Stella International Holdings Ltd.	36,000	43,537
Sun Hung Kai Properties Ltd.	15,000	181,980
SUNeVision Holdings Ltd.	49,000	46,376
Swire Pacific Ltd. Class A	23,000	130,817
Swire Pacific Ltd. Class B	45,000	44,091
Swire Properties Ltd.	13,400	33,579
Tai Hing Group Holdings Ltd.	62,000	10,814
Tao Heung Holdings Ltd.	2,000	233
Techtronic Industries Co. Ltd.	29,000	577,207
†Television Broadcasts Ltd.	36,000	21,745
Texhong Textile Group Ltd.	9,500	12,549
Texwinca Holdings Ltd.	36,000	7,156
†Theme International Holdings Ltd.	220,000	24,546
†Town Health International Medical Group Ltd.	336,000	18,960
Tradelink Electronic Commerce Ltd.	74,000	11,009
†Transport International Holdings Ltd.	14,232	23,362
†Trendzon Holdings Group Ltd.	148,000	18,980
United Laboratories International Holdings Ltd.	98,000	54,797
=Untrade Brightoil	123,000	4,437
=Untrade Gold Fin Holdings	80,000	0
=Untrade Pac Andes International Holdings	338,000	1,188
=Untrade.Burwill	208,000	355
Value Partners Group Ltd.	59,000	29,434
†Vitasoy International Holdings Ltd.	48,000	96,892
VPower Group International Holdings Ltd.	11,052	1,828
VSTECS Holdings Ltd.	60,000	56,248
VTech Holdings Ltd.	12,100	94,736
WH Group Ltd.	596,841	374,291

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.	25,000	$ 126,963
Wing Tai Properties Ltd.	16,000	8,680
Xinyi Glass Holdings Ltd.	84,000	210,066
YTO Express Holdings Ltd.	28,000	10,449
†Yue Yuen Industrial Holdings Ltd.	58,500	97,831
Zensun Enterprises Ltd.	26,000	12,871
†Zhaobangji Properties Holdings Ltd.	112,000	6,320
		12,476,806
Ireland–1.11%
†AIB Group PLC	48,458	118,062
†Bank of Ireland Group PLC	60,618	344,102
†C&C Group PLC	14,753	46,368
†Cairn Homes PLC	36,288	46,685
†COSMO Pharmaceuticals NV	116	8,336
CRH PLC ADR	36,300	1,916,640
DCC PLC	3,441	281,783
†FBD Holdings PLC	271	2,265
†Flutter Entertainment PLC	4,039	642,263
Glanbia PLC	7,809	109,354
†Glenveagh Properties PLC	42,689	59,877
Grafton Group PLC	12,744	212,688
†Hostelworld Group Plc	9,886	9,166
†Irish Continental Group PLC	13,703	70,594
James Hardie Industries PLC	8,804	354,216
Kerry Group PLC Class A	1,318	169,936
Keywords Studios PLC	341	13,579
Kingspan Group PLC	7,952	950,602
†Permanent TSB Group Holdings PLC	929	1,692
Smurfit Kappa Group PLC	13,172	726,421
		6,084,629
Isle Of Man–0.05%
†Entain PLC	12,640	287,942
		287,942
Israel–1.19%
Afcon Holdings Ltd.	294	19,753
AFI Properties Ltd.	1,061	70,295
Africa Israel Residences Ltd.	328	21,069
†Airport City Ltd.	3,084	69,068
†Alrov Properties & Lodgings Ltd.	323	19,875
Amot Investments Ltd.	3,705	30,096
Arad Ltd.	603	9,581
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Ashtrom Group Ltd.	4,402	$ 119,215
AudioCodes Ltd.	2,222	77,194
†Azorim-Investment Development & Construction Co. Ltd.	3,495	20,890
Azrieli Group Ltd.	254	24,234
Bank Hapoalim BM	17,035	175,324
Bank Leumi Le-Israel BM	39,866	427,603
†Bezeq The Israeli Telecommunication Corp. Ltd.	71,861	118,707
Big Shopping Centers Ltd.	238	38,807
Blue Square Real Estate Ltd.	300	27,115
†Brack Capital Properties NV	158	24,866
†Camtek Ltd.	1,050	48,424
†Cellcom Israel Ltd.	6,426	36,013
†Clal Insurance Enterprises Holdings Ltd.	4,306	110,244
Danel Adir Yeoshua Ltd.	298	67,362
Delek Automotive Systems Ltd.	3,464	49,042
†Delek Group Ltd.	768	62,974
Delta Galil Industries Ltd.	618	42,489
Dor Alon Energy in Israel 1988 Ltd.	819	25,510
Duniec Brothers Ltd.	208	15,121
Elbit Systems Ltd.	650	112,840
Electra Consumer Products 1970 Ltd.	515	29,745
Electra Ltd.	116	80,347
Electra Real Estate Ltd.	1,339	26,656
Energix-Renewable Energies Ltd.	6,392	27,063
†Enlight Renewable Energy Ltd.	14,426	35,330
†Equital Ltd.	1,783	68,342
First International Bank of Israel Ltd.	3,895	161,890
FMS Enterprises Migun Ltd.	399	12,807
Formula Systems 1985 Ltd.	762	92,909
Fox Wizel Ltd.	1,055	189,455
Gav-Yam Lands Corp. Ltd.	4,200	51,874
Gilat Satellite Networks Ltd.	1,455	10,392
Hadera Paper Ltd.	295	21,563
Hamat Group Ltd.	832	7,350
Harel Insurance Investments & Financial Services Ltd.	9,588	108,842
Hilan Ltd.	1,352	90,420
ICL Group Ltd.	27,312	263,072

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
IDI Insurance Co. Ltd.	511	$ 18,614
Ilex Medical Ltd.	301	15,721
Inrom Construction Industries Ltd.	7,985	39,570
Isracard Ltd.	11,379	56,074
Israel Canada T.R Ltd.	3,989	25,656
Israel Discount Bank Ltd. Class A	43,546	292,379
Israel Land Development - Urban Renewal Ltd.	991	16,907
Isras Investment Co. Ltd.	128	33,889
†Kamada Ltd.	634	4,184
Kerur Holdings Ltd.	403	12,950
M Yochananof & Sons Ltd.	297	22,496
Malam - Team Ltd.	2,070	75,559
Matrix IT Ltd.	2,451	74,404
Maytronics Ltd.	4,037	99,582
Mediterranean Towers Ltd.	4,876	14,857
Mega Or Holdings Ltd.	1,052	48,227
†Mehadrin Ltd.	38	2,228
Meitav Dash Investments Ltd.	2,844	15,249
Menora Mivtachim Holdings Ltd.	2,003	47,351
Migdal Insurance & Financial Holdings Ltd.	29,788	49,017
Mivne Real Estate KD Ltd.	25,661	110,312
Mizrahi Tefahot Bank Ltd.	6,227	239,806
†Naphtha Israel Petroleum Corp. Ltd.	2,641	18,953
†Neto Malinda Trading Ltd.	834	29,642
Neto ME Holdings Ltd.	91	5,285
†Nice Ltd. Sponsored ADR	499	151,496
†Nova Measuring Instruments Ltd.	1,159	165,874
†Oil Refineries Ltd.	183,266	52,483
One Software Technologies Ltd.	1,800	35,786
†OPC Energy Ltd.	3,139	35,147
Palram Industries 1990 Ltd.	1,245	18,958
†Partner Communications Co. Ltd.	10,680	86,797
†Paz Oil Co. Ltd.	681	84,681
†Perion Network Ltd.	1,094	26,531
Phoenix Holdings Ltd.	12,304	158,936
Plasson Industries Ltd.	216	15,214
Plus500 Ltd.	6,766	124,596
Prashkovsky Investments & Construction Ltd.	354	14,543
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	557	41,792
Scope Metals Group Ltd.	396	16,495
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Shapir Engineering & Industry Ltd.	7,311	$ 64,594
†Shikun & Binui Ltd.	15,734	100,630
Shufersal Ltd.	9,132	76,007
Strauss Group Ltd.	2,412	75,210
Tadiran Group Ltd.	507	70,726
Tamar Petroleum Ltd.	6,761	16,121
Telsys Ltd.	76	4,219
†Tera Light Ltd.	2,003	4,829
†Teva Pharmaceutical Industries Ltd. ADR	34,643	277,490
TIV TAAM Holdings 1 Ltd.	2,570	9,194
†Tower Semiconductor Ltd.	5,841	231,771
YH Dimri Construction & Development Ltd.	672	65,265
		6,536,065
Italy–2.56%
A2A SpA	103,471	201,626
ACEA SpA	4,679	99,971
Amplifon SpA	7,582	407,973
Anima Holding SpA	20,240	103,352
†Aquafil SpA	1,318	11,494
†Arnoldo Mondadori Editore SpA	9,603	22,248
Ascopiave SpA	2,898	11,419
Assicurazioni Generali SpA	26,966	569,919
†Atlantia SpA	6,040	119,844
Azimut Holding SpA	9,520	266,144
†Banca Carige SpA	7	6
Banca Generali SpA	3,118	136,777
Banca IFIS SpA	2,288	44,198
Banca Mediolanum SpA	12,806	126,247
†Banca Monte dei Paschi di Siena SpA	3,450	3,489
Banca Popolare di Sondrio SCPA	34,148	143,367
Banco BPM SpA	134,908	403,928
Banco di Desio e della Brianza SpA	4,685	16,108
Be Shaping The Future SpA	10,569	33,269
BFF Bank SpA	10,088	81,119
†Biesse SpA	435	12,068
BPER Banca	60,793	125,642
Brembo SpA	9,934	141,314
†Brunello Cucinelli SpA	1,999	137,397
Buzzi Unicem SpA	6,123	131,926
Carel Industries SpA	1,549	46,845
Cementir Holding NV	2,477	23,622
†CIR SpA-Compagnie Industriali	42,425	22,701
CNH Industrial NV	46,719	903,274
Credito Emiliano SpA	5,291	34,924

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Danieli & C Officine Meccaniche SpA	5,604	$ 125,357
Davide Campari-Milano NV	2,665	38,888
De' Longhi SpA	2,087	74,662
DiaSorin SpA	1,484	282,325
Digital Bros SpA	331	11,283
doValue SpA	1,975	18,848
†Elica SpA	3,193	13,250
Emak SpA	9,453	22,602
Enel SpA	138,122	1,104,434
Eni SpA	57,032	792,618
ERG SpA	2,382	76,929
Esprinet SpA	1,533	22,450
Ferrari NV	2,390	615,200
†Fincantieri SpA	11,573	7,953
FinecoBank Banca Fineco SpA	16,189	283,510
Gefran SpA	845	10,750
†Geox SpA	789	959
Gruppo MutuiOnline SpA	1,221	61,474
Hera SpA	59,298	246,464
†Illimity Bank SpA	2,590	38,766
†IMMSI SpA	4,790	2,373
Infrastrutture Wireless Italiane SpA	8,182	99,215
Interpump Group SpA	748	54,792
Intesa Sanpaolo SpA	201,890	521,466
Iren SpA	32,369	97,418
Italgas SpA	18,912	129,999
†Juventus Football Club SpA	63,710	24,882
La Doria SpA	2,117	39,672
†Leonardo SpA	19,643	140,408
LU-VE SpA	721	19,701
Maire Tecnimont SpA	9,843	46,518
Mediobanca Banca di Credito Finanziario SpA	27,877	320,041
†MFE-MediaForEurope NV Class A	31,335	31,947
MFE-MediaForEurope NV Class B	31,335	44,286
Moncler SpA	6,165	445,534
†Newlat Food SpA	1,500	11,357
Orsero SpA	801	10,834
†OVS SpA	25,902	74,979
Pharmanutra SpA	227	19,450
Piaggio & C SpA	13,390	43,806
Pirelli & C SpA	18,493	128,258
Poste Italiane SpA	22,246	291,428
†Prima Industrie SpA	237	4,957
Prysmian SpA	8,798	330,947
RAI Way SpA	7,667	45,418
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Recordati Industria Chimica e Farmaceutica SpA	1,750	$ 112,375
Reply SpA	1,161	235,808
Rizzoli Corriere Della Sera Mediagroup SpA	17,359	17,490
Sabaf SpA	510	13,935
†Safilo Group SpA	2,772	4,942
†Saipem SpA	25,640	53,759
†Salvatore Ferragamo SpA	1,943	49,817
†Saras SpA	40,141	25,145
†Servizi Italia SpA	1,444	3,411
Sesa SpA	667	131,441
SIT SpA	893	10,929
Snam SpA	23,121	139,262
SOL SpA	1,655	39,776
Technogym SpA	5,657	54,374
Telecom Italia SpA	880,675	426,310
Terna - Rete Elettrica Nazionale	37,644	304,526
Tinexta Spa	1,206	52,271
†Tod's SpA	380	21,229
UniCredit SpA	47,699	733,198
Unieuro SpA	1,596	38,067
Unipol Gruppo SpA	28,979	156,932
UnipolSai Assicurazioni SpA	40,163	113,047
Webuild SpA	8,251	19,516
Zignago Vetro SpA	1,349	26,541
		13,994,720
Japan–21.46%
77 Bank Ltd.	4,800	55,691
A&D Co. Ltd.	2,600	28,567
ABC-Mart, Inc.	800	34,248
Achilles Corp.	800	8,689
Adastria Co. Ltd.	1,600	22,544
ADEKA Corp.	6,100	136,243
Ad-sol Nissin Corp.	1,300	20,218
Advan Co. Ltd.	1,400	11,817
Advantest Corp.	3,800	359,857
Adventure, Inc.	300	18,650
Aeon Co. Ltd.	12,600	296,934
Aeon Delight Co. Ltd.	1,500	43,965
Aeon Fantasy Co. Ltd.	1,000	16,179
Aeon Hokkaido Corp.	2,300	25,350
Aeon Mall Co. Ltd.	3,000	42,803
Aeria, Inc.	1,700	5,910
AGC, Inc.	10,400	496,840
Agro-Kanesho Co. Ltd.	800	9,211
Ahresty Corp.	1,900	6,419
Ai Holdings Corp.	2,000	33,487
Aica Kogyo Co. Ltd.	2,300	66,582
Aichi Bank Ltd.	600	24,312

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Aichi Steel Corp.	1,200	$ 25,983
Aichi Tokei Denki Co. Ltd.	500	23,379
Ain Holdings, Inc.	1,500	74,768
Air Water, Inc.	12,600	194,740
Airport Facilities Co. Ltd.	2,700	12,907
Aisan Industry Co. Ltd.	2,000	13,312
Aisin Corp.	10,400	399,022
Ajinomoto Co., Inc.	9,800	298,333
Ajis Co. Ltd.	700	19,086
Akatsuki, Inc.	800	20,040
†Akebono Brake Industry Co. Ltd.	7,100	11,418
Akita Bank Ltd.	1,500	21,320
Albis Co. Ltd.	600	11,715
Alconix Corp.	1,500	17,486
Alfresa Holdings Corp.	10,800	143,919
Alinco, Inc.	2,100	17,913
Alleanza Holdings Co. Ltd.	1,600	15,157
Alpen Co. Ltd.	2,200	40,881
Alps Alpine Co. Ltd.	13,924	131,331
Altech Corp.	1,980	32,739
Amada Co. Ltd.	18,700	185,165
Amano Corp.	3,800	87,497
Amiyaki Tei Co. Ltd.	300	7,689
†ANA Holdings, Inc.	2,000	41,810
Anest Iwata Corp.	1,300	10,063
Anritsu Corp.	8,100	125,096
AOKI Holdings, Inc.	3,000	16,112
Aomori Bank Ltd.	1,800	27,745
†Aoyama Trading Co. Ltd.	3,400	19,782
Aoyama Zaisan Networks Co. Ltd.	1,300	17,200
Aozora Bank Ltd.	6,700	146,530
Arakawa Chemical Industries Ltd.	1,000	10,354
Arata Corp.	1,100	42,155
Arcland Service Holdings Co. Ltd.	1,400	27,545
Arcs Co. Ltd.	3,000	55,715
Arealink Co. Ltd.	700	9,358
Argo Graphics, Inc.	800	22,393
ARTERIA Networks Corp.	1,900	25,531
As One Corp.	400	26,804
Asahi Co. Ltd.	1,900	23,928
Asahi Group Holdings Ltd.	8,200	319,216
Asahi Holdings, Inc.	6,600	117,895
Asahi Intecc Co. Ltd.	4,700	100,973
Asahi Kasei Corp.	69,800	657,540
Asahi Kogyosha Co. Ltd.	500	13,752
Asahi Net, Inc.	1,400	7,372
ASAHI YUKIZAI Corp.	1,500	22,513
Asanuma Corp.	500	23,915
Asia Pile Holdings Corp.	1,700	6,654
Asics Corp.	6,900	152,969
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
ASKA Pharmaceutical Holdings Co. Ltd.	2,200	$ 19,255
ASKUL Corp.	2,000	26,682
Astellas Pharma, Inc.	10,000	162,755
Astena Holdings Co. Ltd.	2,300	9,689
Aucnet, Inc.	1,200	17,481
Autobacs Seven Co. Ltd.	5,300	64,666
Avant Corp.	700	7,307
Avantia Co. Ltd.	1,400	10,722
Awa Bank Ltd.	2,500	47,195
Axial Retailing, Inc.	1,200	35,194
Azbil Corp.	1,600	72,974
Bandai Namco Holdings, Inc.	3,500	273,659
Bando Chemical Industries Ltd.	4,300	33,424
Bank of Iwate Ltd.	1,400	22,730
Bank of Kochi Ltd.	500	3,356
Bank of Kyoto Ltd.	2,800	129,639
Bank of Nagoya Ltd.	700	16,698
Bank of Saga Ltd.	1,500	18,872
Bank of the Ryukyus Ltd.	3,500	23,201
Bank of Toyama Ltd.	500	7,745
Baroque Japan Ltd.	2,900	21,551
Base Co. Ltd.	300	11,173
BayCurrent Consulting, Inc.	600	231,258
Belc Co. Ltd.	900	44,066
Bell System24 Holdings, Inc.	3,000	32,619
Belluna Co. Ltd.	3,800	23,396
Benefit One, Inc.	3,600	154,672
Benesse Holdings, Inc.	5,200	102,114
BeNext-Yumeshin Group Co.	3,175	46,776
†Bengo4.com, Inc.	600	31,770
Bic Camera, Inc.	5,500	46,045
BML, Inc.	1,700	52,860
Bourbon Corp.	500	10,454
BP Castrol KK	1,800	21,348
Br Holdings Corp.	2,000	6,071
†BrainPad, Inc.	900	11,890
Bridgestone Corp.	9,000	386,394
Broadband Tower, Inc.	9,400	15,862
Broadleaf Co. Ltd.	3,800	14,410
Brother Industries Ltd.	11,300	217,802
Bunka Shutter Co. Ltd.	4,300	40,155
Business Brain Showa-Ota, Inc.	700	12,474
Calbee, Inc.	4,500	104,491
Can Do Co. Ltd.	100	1,957
Canon Electronics, Inc.	1,900	26,202
Canon Marketing Japan, Inc.	3,000	59,782

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Canon, Inc.	6,800	$ 165,877
Capcom Co. Ltd.	5,200	122,467
Careerlink Co. Ltd.	700	8,205
Carlit Holdings Co. Ltd.	2,400	14,711
Carta Holdings, Inc.	500	9,138
Casa, Inc.	2,700	21,873
Casio Computer Co. Ltd.	9,000	115,889
Cawachi Ltd.	1,200	22,981
†CellSource Co. Ltd.	600	28,300
Central Automotive Products Ltd.	500	12,922
Central Glass Co. Ltd.	2,700	50,079
Central Japan Railway Co.	1,100	146,379
Central Security Patrols Co. Ltd.	900	18,875
Central Sports Co. Ltd.	600	12,778
Ceres, Inc.	1,000	21,238
Charm Care Corp. KK	3,000	38,017
Chiba Bank Ltd.	27,500	157,314
Chiba Kogyo Bank Ltd.	4,900	11,277
Chilled & Frozen Logistics Holdings Co. Ltd.	1,400	20,484
†Chiyoda Corp.	7,600	23,229
Chori Co. Ltd.	700	11,120
Chubu Electric Power Co., Inc.	10,800	114,075
Chubu Shiryo Co. Ltd.	1,700	14,562
Chuetsu Pulp & Paper Co. Ltd.	800	6,686
Chugai Pharmaceutical Co. Ltd.	6,500	211,874
Chugai Ro Co. Ltd.	300	4,243
Chugoku Bank Ltd.	12,500	97,876
Chugoku Electric Power Co., Inc.	9,500	77,036
Chugoku Marine Paints Ltd.	4,600	37,968
Chukyo Bank Ltd.	700	11,055
CI Takiron Corp.	4,000	19,568
Citizen Watch Co. Ltd.	20,800	90,032
CKD Corp.	1,300	26,408
CK-San-Etsu Co. Ltd.	700	24,333
CMIC Holdings Co. Ltd.	800	10,647
†CMK Corp.	2,400	14,472
Coca-Cola Bottlers Japan Holdings, Inc.	9,475	108,845
Colowide Co. Ltd.	3,500	49,588
Computer Engineering & Consulting Ltd.	1,800	16,989
COMSYS Holdings Corp.	5,700	126,985
Comture Corp.	1,000	31,315
Concordia Financial Group Ltd.	57,369	208,338
CONEXIO Corp.	1,700	21,796
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Cosmo Energy Holdings Co. Ltd.	4,600	$ 89,874
Cosmos Pharmaceutical Corp.	600	88,208
Cota Co. Ltd.	800	11,476
CRE, Inc.	500	7,237
Create Restaurants Holdings, Inc.	4,200	26,379
Create SD Holdings Co. Ltd.	1,300	35,999
Creek & River Co. Ltd.	1,100	19,500
Cresco Ltd.	900	16,361
CTI Engineering Co. Ltd.	400	8,695
CTS Co. Ltd.	2,700	19,759
Curves Holdings Co. Ltd.	3,600	24,865
CyberAgent, Inc.	10,400	173,366
Cybernet Systems Co. Ltd.	1,700	10,507
Cybozu, Inc.	2,000	31,806
Dai Nippon Toryo Co. Ltd.	2,000	14,383
Daibiru Corp.	2,100	40,478
Daicel Corp.	18,600	128,722
Dai-Dan Co. Ltd.	1,400	27,976
Daido Metal Co. Ltd.	3,800	20,031
Daido Steel Co. Ltd.	1,900	69,010
Daifuku Co. Ltd.	2,300	188,082
Daihatsu Diesel Manufacturing Co. Ltd.	2,100	9,569
Daihen Corp.	800	33,234
Daiho Corp.	1,000	34,551
Dai-Ichi Cutter Kogyo KK	2,400	27,841
Daiichi Jitsugyo Co. Ltd.	600	25,841
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	1,000	10,790
Dai-ichi Life Holdings, Inc.	11,500	231,955
Daiichi Sankyo Co. Ltd.	2,700	68,719
Daiichikosho Co. Ltd.	400	12,111
Daiken Corp.	800	15,093
Daiken Medical Co. Ltd.	2,500	12,167
Daiki Aluminium Industry Co. Ltd.	3,000	41,775
Daikin Industries Ltd.	4,300	974,032
Daikokutenbussan Co. Ltd.	800	35,840
Daikyonishikawa Corp.	4,000	20,357
Dainichi Co. Ltd.	1,600	10,615
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	600	12,231
Daio Paper Corp.	5,600	93,025
Daiseki Co. Ltd.	1,200	53,309
Daishi Hokuetsu Financial Group, Inc.	3,050	67,299
Daito Pharmaceutical Co. Ltd.	900	23,224

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Daito Trust Construction Co. Ltd.	1,900	$ 217,970
Daitron Co. Ltd.	800	14,918
Daiwa House Industry Co. Ltd.	18,600	534,547
Daiwa Securities Group, Inc.	37,700	212,741
Daiwabo Holdings Co. Ltd.	7,000	111,952
DCM Holdings Co. Ltd.	9,200	85,164
Denka Co. Ltd.	5,500	179,959
Densan System Holdings Co. Ltd.	500	11,877
Denso Corp.	3,700	306,622
Dentsu Group, Inc.	5,400	192,203
Denyo Co. Ltd.	1,100	17,672
†Descente Ltd.	600	22,085
Dexerials Corp.	3,900	140,770
Diamond Electric Holdings Co. Ltd.	700	7,844
DIC Corp.	6,100	153,771
Digital Arts, Inc.	500	36,534
Digital Garage, Inc.	1,200	50,985
Digital Hearts Holdings Co. Ltd.	1,000	20,277
†Digital Holdings, Inc.	1,200	13,749
Dip Corp.	4,500	153,187
Disco Corp.	500	152,826
DKS Co. Ltd.	600	16,770
DMG Mori Co. Ltd.	9,200	158,284
Doutor Nichires Holdings Co. Ltd.	1,900	26,481
Dowa Holdings Co. Ltd.	3,700	155,732
DTS Corp.	2,200	48,319
Duskin Co. Ltd.	2,700	65,948
DyDo Group Holdings, Inc.	300	12,364
Eagle Industry Co. Ltd.	2,500	23,990
Earth Corp.	600	32,019
East Japan Railway Co.	2,500	153,689
Ebara Corp.	4,500	249,985
Ebara Foods Industry, Inc.	500	11,662
Ebara Jitsugyo Co. Ltd.	1,200	25,973
Ebase Co. Ltd.	1,200	6,743
Eco's Co. Ltd.	1,500	24,845
EDION Corp.	6,600	61,616
EF-ON, Inc.	960	5,158
eGuarantee, Inc.	2,400	48,289
E-Guardian, Inc.	700	20,763
Ehime Bank Ltd.	2,500	18,116
Eidai Co. Ltd.	3,200	8,069
Eiken Chemical Co. Ltd.	2,300	38,604
Eisai Co. Ltd.	2,400	136,243
Elan Corp.	1,800	17,386
Elecom Co. Ltd.	4,000	52,646
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Electric Power Development Co. Ltd.	4,200	$ 55,816
Elematec Corp.	1,500	14,093
Endo Lighting Corp.	1,600	15,022
ENEOS Holdings, Inc.	179,850	671,886
Enigmo, Inc.	2,400	15,952
en-japan, Inc.	2,000	56,521
eRex Co. Ltd.	2,300	40,875
ES-Con Japan Ltd.	1,800	12,263
ESPEC Corp.	900	17,453
Exedy Corp.	2,000	28,954
EXEO Group, Inc.	4,700	99,102
Ezaki Glico Co. Ltd.	2,800	89,118
FALCO HOLDINGS Co. Ltd.	900	16,110
Fancl Corp.	1,900	56,623
FANUC Corp.	400	85,025
Fast Retailing Co. Ltd.	700	397,911
FCC Co. Ltd.	2,600	33,835
†FDK Corp.	1,200	10,457
Feed One Co. Ltd.	1,840	11,214
Ferrotec Holdings Corp.	2,600	95,287
FIDEA Holdings Co. Ltd.	1,800	20,934
FINDEX, Inc.	1,400	12,231
First Bank of Toyama Ltd.	3,100	7,950
First Brothers Co. Ltd.	1,700	13,608
First Juken Co. Ltd.	1,000	10,531
Fixstars Corp.	1,500	11,634
FJ Next Holdings Co. Ltd.	1,500	13,153
Food & Life Cos. Ltd.	5,200	196,345
FP Corp.	2,600	88,718
France Bed Holdings Co. Ltd.	1,400	11,221
†Freee KK	300	16,494
F-Tech, Inc.	1,100	5,691
Fudo Tetra Corp.	1,890	27,525
Fuji Co. Ltd.	1,400	23,795
Fuji Corp.	4,900	92,834
Fuji Corp. Ltd.	3,100	18,688
Fuji Electric Co. Ltd.	3,600	196,661
Fuji Kyuko Co. Ltd.	600	21,275
Fuji Oil Co. Ltd.	6,500	14,443
Fuji Oil Holdings, Inc.	3,300	66,643
Fuji Pharma Co. Ltd.	700	6,256
Fuji Seal International, Inc.	2,700	49,712
Fuji Soft, Inc.	1,000	48,246
Fujibo Holdings, Inc.	1,300	46,320
Fujicco Co. Ltd.	1,300	21,265
FUJIFILM Holdings Corp.	2,900	214,989
Fujikura Kasei Co. Ltd.	1,700	7,386
†Fujikura Ltd.	24,000	117,812
Fujimi, Inc.	400	26,933
Fujimori Kogyo Co. Ltd.	900	32,179

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Fujisash Co. Ltd.	13,300	$ 8,665
Fujitec Co. Ltd.	2,100	46,026
Fujitsu General Ltd.	2,800	66,540
Fujitsu Ltd.	3,200	549,845
Fujiya Co. Ltd.	600	11,828
FuKoKu Co. Ltd.	1,800	15,926
Fukuda Corp.	400	14,997
Fukuda Denshi Co. Ltd.	700	52,267
Fukui Bank Ltd.	1,800	21,970
Fukui Computer Holdings, Inc.	500	15,019
Fukuoka Financial Group, Inc.	8,700	148,985
†Fukushima Bank Ltd.	1,600	3,223
Fukushima Galilei Co. Ltd.	700	29,056
Fukuyama Transporting Co. Ltd.	2,000	68,334
FULLCAST Holdings Co. Ltd.	1,000	21,397
Funai Soken Holdings, Inc.	2,300	52,327
Furukawa Battery Co. Ltd.	2,300	28,271
Furukawa Co. Ltd.	3,300	36,450
Furukawa Electric Co. Ltd.	5,600	113,142
Furuno Electric Co. Ltd.	2,500	26,281
Furuya Metal Co. Ltd.	600	62,910
Furyu Corp.	2,700	32,155
Fuso Chemical Co. Ltd.	1,200	50,631
Fuso Pharmaceutical Industries Ltd.	400	9,042
Futaba Industrial Co. Ltd.	7,100	26,863
Future Corp.	4,000	60,828
G-7 Holdings, Inc.	3,200	46,933
Gakken Holdings Co. Ltd.	1,000	9,096
Gakkyusha Co. Ltd.	900	12,137
Gecoss Corp.	900	6,458
Genky DrugStores Co. Ltd.	1,300	69,360
Geo Holdings Corp.	3,500	37,720
†Geostr Corp.	1,400	4,229
GLOBERIDE, Inc.	1,400	38,464
Glory Ltd.	4,300	81,907
GMO Financial Holdings, Inc.	2,700	19,832
GMO GlobalSign Holdings KK	800	29,114
GMO internet, Inc.	4,400	103,684
GMO Payment Gateway, Inc.	800	99,621
Godo Steel Ltd.	1,200	14,418
Goldwin, Inc.	800	46,277
Golf Digest Online, Inc.	2,300	23,709
Good Com Asset Co. Ltd.	900	9,014
Grace Technology, Inc.	1,300	4,206
GS Yuasa Corp.	5,000	111,252
G-Tekt Corp.	1,700	21,127
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Gunma Bank Ltd.	28,900	$ 88,374
Gunze Ltd.	1,100	38,631
H.U. Group Holdings, Inc.	4,000	101,482
H2O Retailing Corp.	7,100	50,038
HABA Laboratories, Inc.	400	8,536
Hachijuni Bank Ltd.	28,400	97,024
Hagihara Industries, Inc.	1,300	14,417
Hagiwara Electric Holdings Co. Ltd.	400	7,288
Hakudo Co. Ltd.	1,100	28,288
Hakuhodo DY Holdings, Inc.	8,800	146,432
Hakuto Co. Ltd.	1,300	29,898
Halows Co. Ltd.	800	19,649
Hamakyorex Co. Ltd.	1,800	45,464
Hamamatsu Photonics KK	1,000	63,870
Hankyu Hanshin Holdings, Inc.	6,100	173,354
Hanwa Co. Ltd.	3,300	93,623
Happinet Corp.	800	10,441
Hard Off Corp. Co. Ltd.	2,100	13,480
Harima Chemicals Group, Inc.	1,400	10,069
Harmonic Drive Systems, Inc.	500	21,085
Haseko Corp.	20,600	255,527
Hashimoto Sogyo Holdings Co. Ltd.	700	12,342
Hazama Ando Corp.	15,000	112,887
Heiwa Corp.	3,300	54,345
Heiwa Real Estate Co. Ltd.	2,200	74,150
Heiwado Co. Ltd.	3,300	55,389
Hikari Tsushin, Inc.	500	77,004
Hino Motors Ltd.	7,800	64,318
Hioki EE Corp.	400	30,605
Hirakawa Hewtech Corp.	600	6,531
Hirata Corp.	400	22,194
Hirogin Holdings, Inc.	19,800	118,522
Hiroshima Gas Co. Ltd.	2,000	6,400
Hisamitsu Pharmaceutical Co., Inc.	1,600	55,271
Hitachi Construction Machinery Co. Ltd.	2,800	80,906
Hitachi Ltd.	24,400	1,321,829
†Hitachi Metals Ltd.	2,500	46,323
Hitachi Transport System Ltd.	3,100	145,740
Hitachi Zosen Corp.	13,400	92,913
Hochiki Corp.	1,300	14,716
Hodogaya Chemical Co. Ltd.	400	20,566
Hogy Medical Co. Ltd.	1,600	45,310
Hokkaido Coca-Cola Bottling Co. Ltd.	200	7,094

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hokkaido Electric Power Co., Inc.	9,500	$ 42,489
Hokkaido Gas Co. Ltd.	800	10,612
Hokkan Holdings Ltd.	800	10,093
Hokko Chemical Industry Co. Ltd.	2,100	16,958
Hokkoku Financial Holdings, Inc.	1,900	42,117
Hokuetsu Corp.	9,600	60,012
Hokuetsu Industries Co. Ltd.	2,000	17,511
Hokuhoku Financial Group, Inc.	9,900	78,663
Hokuriku Electric Power Co.	7,900	40,234
Hokuto Corp.	1,200	19,914
Honda Motor Co. Ltd.	25,900	736,874
Honda Motor Co. Ltd. ADR	1,488	42,334
Honda Tsushin Kogyo Co. Ltd.	3,000	11,628
H-One Co. Ltd.	800	4,703
Honeys Holdings Co. Ltd.	2,300	20,371
Honma Golf Ltd.	17,500	7,294
Hoosiers Holdings	1,000	5,905
Horiba Ltd.	1,900	111,727
Hoshizaki Corp.	500	37,619
Hosokawa Micron Corp.	1,200	35,545
House Foods Group, Inc.	2,400	60,626
Howa Machinery Ltd.	1,300	8,909
Hoya Corp.	3,600	534,210
Hulic Co. Ltd.	15,800	150,250
Hyakugo Bank Ltd.	16,800	50,191
Hyakujushi Bank Ltd.	2,400	31,394
Ibiden Co. Ltd.	1,400	83,140
IBJ, Inc.	1,500	11,823
Ichibanya Co. Ltd.	300	12,124
Ichigo, Inc.	20,000	71,660
Ichiken Co. Ltd.	800	13,056
Ichikoh Industries Ltd.	2,000	9,489
Ichiyoshi Securities Co. Ltd.	4,600	26,369
Idec Corp.	2,000	48,404
Idemitsu Kosan Co. Ltd.	14,596	372,486
IDOM, Inc.	9,500	59,715
Ihara Science Corp.	1,200	27,047
IHI Corp.	10,000	201,369
Iida Group Holdings Co. Ltd.	3,500	81,401
Iino Kaiun Kaisha Ltd.	10,000	47,500
IJTT Co. Ltd.	2,700	15,935
†IMAGICA GROUP, Inc.	1,900	10,552
Imura Envelope Co., Inc.	1,100	7,572
Imuraya Group Co. Ltd.	800	15,520
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Inaba Denki Sangyo Co. Ltd.	2,500	$ 58,736
Inaba Seisakusho Co. Ltd.	900	10,724
Inabata & Co. Ltd.	2,800	40,875
Inageya Co. Ltd.	900	10,846
I-Net Corp.	1,100	13,313
Infocom Corp.	1,700	32,221
Infomart Corp.	11,600	94,321
Information Services International-Dentsu Ltd.	1,800	60,598
INFRONEER Holdings, Inc.	15,140	137,825
Innotech Corp.	4,500	58,737
Inpex Corp.	37,000	321,737
Insource Co. Ltd.	700	17,115
Intage Holdings, Inc.	2,000	30,566
Inter Action Corp.	900	19,446
Internet Initiative Japan, Inc.	5,300	218,909
I-PEX, Inc.	900	15,315
IR Japan Holdings Ltd.	800	47,716
Iriso Electronics Co. Ltd.	1,100	41,482
ISB Corp.	1,100	9,692
Iseki & Co. Ltd.	2,300	27,635
Isetan Mitsukoshi Holdings Ltd.	16,000	118,244
Ishihara Sangyo Kaisha Ltd.	1,600	16,567
Isuzu Motors Ltd.	22,900	285,024
ITmedia, Inc.	600	9,689
Ito En Ltd.	900	47,288
ITOCHU Corp.	29,400	899,460
Itochu Enex Co. Ltd.	6,000	51,973
Itochu Techno-Solutions Corp.	2,100	67,552
Itochu-Shokuhin Co. Ltd.	300	13,028
Itoham Yonekyu Holdings, Inc.	12,400	70,953
Itoki Corp.	4,300	13,353
IwaiCosmo Holdings, Inc.	2,000	23,551
Iwaki Co. Ltd.	2,000	18,134
Iwasaki Electric Co. Ltd.	900	18,134
Iwatani Corp.	3,000	151,137
Iyo Bank Ltd.	16,900	84,562
Izumi Co. Ltd.	2,700	75,718
J Front Retailing Co. Ltd.	18,400	167,548
J Trust Co. Ltd.	7,800	38,556
JAC Recruitment Co. Ltd.	1,300	23,576
†Jalux, Inc.	300	6,652
†Jamco Corp.	400	3,352
Janome Sewing Machine Co. Ltd.	1,000	6,039
†Japan Airlines Co. Ltd.	6,400	121,493

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Japan Airport Terminal Co. Ltd.	700	$ 29,195
†Japan Asset Marketing Co. Ltd.	3,900	5,523
Japan Aviation Electronics Industry Ltd.	4,000	69,323
†Japan Cash Machine Co. Ltd.	2,400	14,118
†Japan Display, Inc.	40,900	12,800
Japan Electronic Materials Corp.	1,200	29,787
Japan Elevator Service Holdings Co. Ltd.	2,000	37,360
Japan Exchange Group, Inc.	12,300	269,485
Japan Investment Adviser Co. Ltd.	700	7,921
Japan Lifeline Co. Ltd.	4,500	42,942
Japan Material Co. Ltd.	4,100	67,542
Japan Medical Dynamic Marketing, Inc.	1,400	22,780
Japan Post Holdings Co. Ltd.	17,200	133,993
Japan Post Insurance Co. Ltd.	5,200	83,532
Japan Property Management Center Co. Ltd.	1,500	13,065
Japan Pulp & Paper Co. Ltd.	800	28,664
Japan Steel Works Ltd.	3,800	127,539
Japan System Techniques Co. Ltd.	900	19,972
Japan Tobacco, Inc.	31,700	640,084
Japan Transcity Corp.	3,000	18,509
Japan Wool Textile Co. Ltd.	4,700	37,405
JBCC Holdings, Inc.	800	12,412
JCR Pharmaceuticals Co. Ltd.	2,600	50,361
JCU Corp.	2,100	99,831
JDC Corp.	1,900	9,251
Jeol Ltd.	1,800	143,585
JFE Holdings, Inc.	26,900	343,190
Jimoto Holdings, Inc.	1,930	10,821
JINS Holdings, Inc.	1,100	67,082
JK Holdings Co. Ltd.	1,500	14,467
JM Holdings Co. Ltd.	800	11,459
JMS Co. Ltd.	1,500	7,998
†Joban Kosan Co. Ltd.	800	9,601
J-Oil Mills, Inc.	1,400	20,341
Joshin Denki Co. Ltd.	2,200	40,961
Joyful Honda Co. Ltd.	3,000	38,419
JP-Holdings, Inc.	4,300	9,199
JSB Co. Ltd.	900	24,732
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
JSP Corp.	1,400	$ 19,900
JSR Corp.	1,800	68,406
JTEKT Corp.	14,100	123,313
Juki Corp.	2,600	19,166
Juroku Financial Group, Inc.	1,800	33,952
Justsystems Corp.	900	42,010
JVCKenwood Corp.	16,000	24,512
Kadokawa Corp.	1,800	46,953
Kadoya Sesame Mills, Inc.	300	10,315
Kaga Electronics Co. Ltd.	1,700	48,319
Kagome Co. Ltd.	1,300	33,867
Kajima Corp.	25,900	297,656
Kakaku.com, Inc.	2,700	72,180
Kaken Pharmaceutical Co. Ltd.	2,100	76,887
Kakiyasu Honten Co. Ltd.	700	17,095
Kameda Seika Co. Ltd.	900	33,483
Kamei Corp.	1,600	14,510
Kamigumi Co. Ltd.	5,400	102,253
Kanaden Corp.	1,100	10,172
Kanagawa Chuo Kotsu Co. Ltd.	400	11,968
Kanamic Network Co. Ltd.	1,800	7,671
Kanamoto Co. Ltd.	2,500	52,446
Kandenko Co. Ltd.	9,600	71,521
Kaneka Corp.	3,800	124,766
Kaneko Seeds Co. Ltd.	900	11,771
Kanematsu Corp.	6,800	75,754
Kanematsu Electronics Ltd.	800	27,611
Kansai Electric Power Co., Inc.	9,800	91,600
Kansai Paint Co. Ltd.	1,200	26,095
Kanto Denka Kogyo Co. Ltd.	4,200	41,377
Kao Corp.	6,700	350,908
†Kasai Kogyo Co. Ltd.	2,600	6,626
Katitas Co. Ltd.	2,200	84,677
Kato Sangyo Co. Ltd.	1,700	49,563
Kato Works Co. Ltd.	400	2,884
KAWADA TECHNOLOGIES, Inc.	200	7,442
Kawai Musical Instruments Manufacturing Co. Ltd.	500	14,875
Kawasaki Heavy Industries Ltd.	12,100	218,667
†Kawasaki Kisen Kaisha Ltd.	2,100	126,782
KDDI Corp.	53,200	1,555,765
KeePer Technical Laboratory Co. Ltd.	700	13,518
Keihan Holdings Co. Ltd.	4,000	92,034

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Keihanshin Building Co. Ltd.	1,600	$ 21,735
Keikyu Corp.	5,900	59,020
Keio Corp.	1,800	79,420
Keisei Electric Railway Co. Ltd.	1,800	48,695
KEIWA, Inc.	500	26,217
Keiyo Bank Ltd.	9,000	36,400
Keiyo Co. Ltd.	3,000	22,096
Kenko Mayonnaise Co. Ltd.	500	5,828
Kewpie Corp.	6,100	131,582
Keyence Corp.	600	377,255
KFC Holdings Japan Ltd.	1,400	35,230
KFC Ltd.	1,300	20,561
KH Neochem Co. Ltd.	2,400	66,353
Kikkoman Corp.	1,700	143,159
†Kintetsu Group Holdings Co. Ltd.	2,300	64,296
Kintetsu World Express, Inc.	2,900	75,254
Kirin Holdings Co. Ltd.	10,400	167,511
Ki-Star Real Estate Co. Ltd.	600	46,540
Kitagawa Corp.	600	7,808
Kita-Nippon Bank Ltd.	400	5,531
Kitano Construction Corp.	300	5,339
Kitanotatsujin Corp.	3,800	11,054
Kito Corp.	2,000	34,531
Kitz Corp.	5,100	31,569
Kiyo Bank Ltd.	5,100	62,560
†KLab, Inc.	2,900	12,493
Koa Corp.	2,000	28,004
Koatsu Gas Kogyo Co. Ltd.	2,000	13,719
Kobayashi Pharmaceutical Co. Ltd.	300	23,597
Kobe Bussan Co. Ltd.	4,800	185,844
†Kobe Electric Railway Co. Ltd.	500	13,727
Kobe Steel Ltd.	22,700	113,828
Koei Tecmo Holdings Co. Ltd.	500	19,632
Kohnan Shoji Co. Ltd.	1,900	55,910
Kohsoku Corp.	800	11,584
Koito Manufacturing Co. Ltd.	2,700	143,003
Kojima Co. Ltd.	3,000	14,132
Kokusai Pulp & Paper Co. Ltd.	3,400	9,656
Komatsu Ltd.	9,800	229,183
KOMEDA Holdings Co. Ltd.	3,200	57,036
Komehyo Holdings Co. Ltd.	1,100	16,511
Komeri Co. Ltd.	3,000	66,776
Konaka Co. Ltd.	2,400	6,908
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Konami Holdings Corp.	3,700	$ 177,598
Kondotec, Inc.	2,100	18,298
Konica Minolta, Inc.	35,700	162,899
Konishi Co. Ltd.	2,500	37,635
Konoike Transport Co. Ltd.	1,600	17,141
Konoshima Chemical Co. Ltd.	1,400	29,032
†Kosaido Holdings Co. Ltd.	2,100	14,574
Kose Corp.	100	11,344
Kozo Keikaku Engineering, Inc.	500	11,192
Krosaki Harima Corp.	500	19,167
KRS Corp.	1,200	9,473
K's Holdings Corp.	14,100	137,015
KU Holdings Co. Ltd.	1,500	14,305
Kubota Corp.	8,600	191,230
Kumagai Gumi Co. Ltd.	2,800	69,899
Kumiai Chemical Industry Co. Ltd.	4,770	32,813
Kurabo Industries Ltd.	800	13,610
Kuraray Co. Ltd.	22,500	195,673
Kureha Corp.	1,100	78,593
Kurimoto Ltd.	800	10,959
Kurita Water Industries Ltd.	3,900	184,893
Kuriyama Holdings Corp.	1,400	14,422
Kusuri No. Aoki Holdings Co. Ltd.	800	50,698
KYB Corp.	1,100	30,863
Kyodo Printing Co. Ltd.	400	9,960
Kyoei Steel Ltd.	2,300	28,305
Kyokuto Boeki Kaisha Ltd.	700	15,681
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	30,580
Kyokuto Securities Co. Ltd.	3,600	23,404
Kyokuyo Co. Ltd.	500	13,379
KYORIN Holdings, Inc.	3,000	48,134
Kyoritsu Printing Co. Ltd.	3,400	4,134
Kyosan Electric Manufacturing Co. Ltd.	4,100	16,517
Kyowa Kirin Co. Ltd.	700	19,086
Kyudenko Corp.	2,400	74,163
Kyushu Electric Power Co., Inc.	12,700	94,820
Kyushu Financial Group, Inc.	26,500	96,273
Kyushu Railway Co.	4,200	87,337
LAC Co. Ltd.	800	5,201
Lacto Japan Co. Ltd.	500	10,509
Lasertec Corp.	1,600	490,082
Lawson, Inc.	3,300	156,583
LEC, Inc.	1,800	13,532
Life Corp.	900	26,658
LIFULL Co. Ltd.	5,900	12,416

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Linical Co. Ltd.	1,000	$ 6,762
Link & Motivation, Inc.	1,400	6,704
Lintec Corp.	3,400	77,993
Lion Corp.	10,200	136,354
LITALICO, Inc.	2,400	84,134
Lixil Corp.	10,000	266,769
Look Holdings, Inc.	1,700	17,994
†M&A Capital Partners Co. Ltd.	900	41,235
M3, Inc.	8,000	403,371
Mabuchi Motor Co. Ltd.	3,700	122,381
Macnica Fuji Electronics Holdings, Inc.	3,900	93,324
Macromill, Inc.	3,300	31,810
Maeda Kosen Co. Ltd.	900	30,709
Maezawa Industries, Inc.	2,700	14,156
Makino Milling Machine Co. Ltd.	1,900	67,994
Makita Corp.	500	21,225
†Management Solutions Co. Ltd.	400	12,427
Mandom Corp.	1,100	13,540
Mani, Inc.	1,100	15,266
MarkLines Co. Ltd.	1,600	38,371
Marubeni Corp.	49,800	485,201
Marubun Corp.	2,400	17,605
Marudai Food Co. Ltd.	1,600	21,220
Maruha Nichiro Corp.	3,300	69,136
Marui Group Co. Ltd.	9,900	186,428
MARUKA FURUSATO Corp.	1,661	34,424
Marusan Securities Co. Ltd.	3,900	17,607
Maruwa Co. Ltd.	600	84,947
Maruwa Unyu Kikan Co. Ltd.	1,600	20,293
Maruzen CHI Holdings Co. Ltd.	2,600	8,273
Maruzen Showa Unyu Co. Ltd.	800	22,268
Marvelous, Inc.	2,500	15,874
Matching Service Japan Co. Ltd.	900	7,240
Matsuda Sangyo Co. Ltd.	800	16,947
Matsui Securities Co. Ltd.	6,000	41,238
MatsukiyoCocokara & Co.	4,620	170,837
Matsuoka Corp.	1,600	17,270
Matsuyafoods Holdings Co. Ltd.	200	6,296
Maxell Ltd.	4,900	58,322
Maxvalu Tokai Co. Ltd.	500	11,998
†Mazda Motor Corp.	15,600	119,697
McDonald's Holdings Co. Japan Ltd.	1,500	66,384
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
MCJ Co. Ltd.	5,000	$ 47,073
Mebuki Financial Group, Inc.	81,290	167,323
Media Do Co. Ltd.	300	10,690
Medical Data Vision Co. Ltd.	1,200	12,973
Medical System Network Co. Ltd.	4,100	21,857
Medikit Co. Ltd.	500	12,397
Medipal Holdings Corp.	9,700	181,826
Medius Holdings Co. Ltd.	1,600	13,179
†MedPeer, Inc.	900	28,021
Megachips Corp.	500	22,388
Megmilk Snow Brand Co. Ltd.	3,500	60,680
Meidensha Corp.	2,200	52,433
Meiji Electric Industries Co. Ltd.	1,100	12,094
MEIJI Holdings Co. Ltd.	5,500	328,316
Meiko Electronics Co. Ltd.	1,200	49,614
Meisei Industrial Co. Ltd.	2,700	17,824
Meitec Corp.	1,600	94,186
Meiwa Corp.	2,500	21,693
Melco Holdings, Inc.	400	14,140
Members Co. Ltd.	800	16,793
Menicon Co. Ltd.	2,800	82,823
†Mercari, Inc.	400	20,351
METAWATER Co. Ltd.	2,000	35,139
Michinoku Bank Ltd.	2,000	14,236
Micronics Japan Co. Ltd.	1,500	24,153
Midac Co. Ltd.	300	10,604
Mie Kotsu Group Holdings, Inc.	2,500	10,490
Mikuni Corp.	1,600	4,475
Milbon Co. Ltd.	1,300	64,491
Mimasu Semiconductor Industry Co. Ltd.	1,100	25,351
Minebea Mitsumi, Inc.	14,232	404,383
Ministop Co. Ltd.	600	7,330
Mirait Holdings Corp.	6,200	102,278
Miroku Jyoho Service Co. Ltd.	900	10,801
MISUMI Group, Inc.	2,600	106,813
Mitani Corp.	2,400	42,370
Mitani Sekisan Co. Ltd.	400	26,613
Mito Securities Co. Ltd.	5,800	13,756
†Mitsuba Corp.	2,400	9,374
Mitsubishi Chemical Holdings Corp.	74,700	554,078
Mitsubishi Corp.	14,800	469,946
Mitsubishi Electric Corp.	18,500	234,821
Mitsubishi Estate Co. Ltd.	12,700	176,181
Mitsubishi Gas Chemical Co., Inc.	10,100	171,210

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Heavy Industries Ltd.	18,000	$ 416,167
Mitsubishi Kakoki Kaisha Ltd.	700	13,376
Mitsubishi Logisnext Co. Ltd.	3,300	30,411
Mitsubishi Logistics Corp.	4,100	102,972
Mitsubishi Materials Corp.	6,700	115,143
†Mitsubishi Motors Corp.	30,100	83,874
†Mitsubishi Paper Mills Ltd.	2,100	5,920
Mitsubishi Research Institute, Inc.	500	17,550
Mitsubishi Shokuhin Co. Ltd.	1,200	28,867
Mitsubishi Steel Manufacturing Co. Ltd.	600	5,492
Mitsubishi UFJ Financial Group, Inc.	141,500	770,082
Mitsui Chemicals, Inc.	11,900	319,874
Mitsui DM Sugar Holdings Co. Ltd.	1,200	20,242
†Mitsui E&S Holdings Co. Ltd.	6,300	20,879
Mitsui Fudosan Co. Ltd.	11,100	220,011
Mitsui High-Tec, Inc.	900	88,287
Mitsui Mining & Smelting Co. Ltd.	5,200	141,694
Mitsui OSK Lines Ltd.	2,600	193,243
Mitsui-Soko Holdings Co. Ltd.	1,600	34,580
Miura Co. Ltd.	1,600	55,081
Miyazaki Bank Ltd.	900	16,263
Miyoshi Oil & Fat Co. Ltd.	1,500	16,450
Mizuho Financial Group, Inc.	26,970	342,553
Mizuno Corp.	1,700	33,150
Mochida Pharmaceutical Co. Ltd.	1,400	42,366
Modec, Inc.	1,600	19,164
Monex Group, Inc.	14,000	85,411
†Money Forward, Inc.	400	23,937
Monogatari Corp.	1,400	82,201
MonotaRO Co. Ltd.	4,600	82,736
MORESCO Corp.	700	7,062
Morinaga & Co. Ltd.	2,600	85,040
Morinaga Milk Industry Co. Ltd.	3,200	152,014
Moriroku Holdings Co. Ltd.	1,700	27,259
Morita Holdings Corp.	3,000	34,135
Morito Co. Ltd.	1,400	9,062
Morningstar Japan KK	2,400	13,439
Morozoff Ltd.	100	5,130
Mory Industries, Inc.	200	4,741
MrMax Holdings Ltd.	2,600	13,719
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
MS&AD Insurance Group Holdings, Inc.	5,400	$ 166,278
MTI Ltd.	1,200	6,442
Murata Manufacturing Co. Ltd.	8,000	638,100
Musashi Seimitsu Industry Co. Ltd.	4,800	80,000
Musashino Bank Ltd.	2,100	32,823
Nabtesco Corp.	5,700	168,891
NAC Co. Ltd.	2,400	20,062
Nachi-Fujikoshi Corp.	1,300	46,600
Nafco Co. Ltd.	1,600	24,368
Nagano Bank Ltd.	700	7,627
Nagano Keiki Co. Ltd.	1,200	16,429
Nagase & Co. Ltd.	8,000	129,666
Nagatanien Holdings Co. Ltd.	1,000	16,990
Nagawa Co. Ltd.	300	29,720
†Nagoya Railroad Co. Ltd.	4,900	74,598
Nakabayashi Co. Ltd.	2,100	9,454
Nakamoto Packs Co. Ltd.	800	12,149
Nakamuraya Co. Ltd.	500	15,906
Nakanishi, Inc.	1,700	31,309
Nakayama Steel Works Ltd.	3,400	12,611
†Namura Shipbuilding Co. Ltd.	11,100	20,145
Nankai Electric Railway Co. Ltd.	3,800	71,891
Nanto Bank Ltd.	2,300	38,804
Natori Co. Ltd.	700	12,441
NEC Corp.	9,600	443,901
NEC Networks & System Integration Corp.	2,400	37,644
NET One Systems Co. Ltd.	4,300	115,704
Nexon Co. Ltd.	3,200	61,876
Nextage Co. Ltd.	2,100	43,328
NGK Insulators Ltd.	6,500	110,013
NGK Spark Plug Co. Ltd.	12,500	217,653
NH Foods Ltd.	5,600	201,913
NHK Spring Co. Ltd.	13,900	118,238
Nichias Corp.	3,500	84,466
Nichiban Co. Ltd.	600	9,352
Nichicon Corp.	4,500	49,446
Nichiden Corp.	1,300	26,582
Nichiha Corp.	2,000	53,177
Nichi-iko Pharmaceutical Co. Ltd.	5,500	33,717
Nichirei Corp.	7,100	164,814
Nichirin Co. Ltd.	1,300	18,632
Nidec Corp.	2,700	319,395
Nifco, Inc.	5,600	176,090
Nihon Chouzai Co. Ltd.	800	9,566
Nihon Denkei Co. Ltd.	1,200	14,191
Nihon Flush Co. Ltd.	2,200	20,508

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nihon House Holdings Co. Ltd.	2,600	$ 11,458
Nihon Kohden Corp.	3,300	90,469
Nihon M&A Center Holdings, Inc.	9,000	220,762
Nihon Nohyaku Co. Ltd.	2,400	10,323
Nihon Plast Co. Ltd.	1,900	8,826
Nihon Unisys Ltd.	4,100	115,061
†Nihon Yamamura Glass Co. Ltd.	1,000	6,776
Nikkiso Co. Ltd.	6,300	44,011
Nikko Co. Ltd.	2,100	11,324
Nikkon Holdings Co. Ltd.	4,500	84,782
Nintendo Co. Ltd.	1,700	795,357
Nippn Corp.	3,700	53,320
Nippon Air Conditioning Services Co. Ltd.	1,800	12,697
Nippon Carbide Industries Co., Inc.	800	9,210
Nippon Carbon Co. Ltd.	1,000	36,285
Nippon Chemical Industrial Co. Ltd.	600	14,195
†Nippon Chemi-Con Corp.	2,100	32,644
Nippon Chemiphar Co. Ltd.	300	5,245
Nippon Coke & Engineering Co. Ltd.	18,200	20,894
Nippon Commercial Development Co. Ltd.	700	10,469
Nippon Concept Corp.	800	11,705
Nippon Concrete Industries Co. Ltd.	2,600	6,309
Nippon Denko Co. Ltd.	13,700	34,790
Nippon Densetsu Kogyo Co. Ltd.	2,800	40,519
Nippon Electric Glass Co. Ltd.	5,500	141,019
=†Nippon Express Co. Ltd.	4,700	277,403
Nippon Gas Co. Ltd.	8,700	115,342
Nippon Kanzai Co. Ltd.	600	15,080
Nippon Kayaku Co. Ltd.	8,400	86,561
Nippon Kodoshi Corp.	800	19,427
Nippon Koei Co. Ltd.	800	22,199
Nippon Light Metal Holdings Co. Ltd.	4,270	64,120
Nippon Paint Holdings Co. Ltd.	3,500	38,223
Nippon Paper Industries Co. Ltd.	8,500	80,273
Nippon Parking Development Co. Ltd.	13,600	16,314
Nippon Pillar Packing Co. Ltd.	1,300	41,983
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Piston Ring Co. Ltd.	800	$ 8,955
Nippon Rietec Co. Ltd.	700	9,459
Nippon Road Co. Ltd.	600	42,986
Nippon Sanso Holdings Corp.	7,000	153,109
Nippon Seisen Co. Ltd.	400	17,266
Nippon Sharyo Ltd.	1,700	30,425
†Nippon Sheet Glass Co. Ltd.	6,100	27,214
Nippon Shinyaku Co. Ltd.	300	20,891
Nippon Shokubai Co. Ltd.	1,800	83,339
Nippon Signal Co. Ltd.	3,400	27,054
Nippon Soda Co. Ltd.	1,700	48,940
Nippon Steel Corp.	19,510	318,716
Nippon Steel Trading Corp.	1,400	61,126
Nippon Suisan Kaisha Ltd.	26,600	125,725
Nippon Systemware Co. Ltd.	1,500	29,943
Nippon Telegraph & Telephone Corp.	11,400	311,770
Nippon Thompson Co. Ltd.	6,000	35,568
Nippon Yakin Kogyo Co. Ltd.	1,540	30,378
Nippon Yusen KK	11,300	861,658
Nipro Corp.	11,100	105,084
Nishimatsu Construction Co. Ltd.	4,100	129,922
Nishimatsuya Chain Co. Ltd.	1,700	20,388
Nishi-Nippon Financial Holdings, Inc.	9,600	62,003
Nishi-Nippon Railroad Co. Ltd.	2,300	52,163
Nishio Rent All Co. Ltd.	2,000	49,922
Nissan Chemical Corp.	2,900	168,664
†Nissan Motor Co. Ltd.	42,100	202,776
Nissei ASB Machine Co. Ltd.	1,000	27,521
Nissei Plastic Industrial Co. Ltd.	1,500	13,663
Nissha Co. Ltd.	2,100	30,513
Nisshin Oillio Group Ltd.	2,700	68,116
Nisshin Seifun Group, Inc.	6,600	95,214
Nisshinbo Holdings, Inc.	11,768	89,588
Nissin Corp.	1,000	14,406
Nissin Electric Co. Ltd.	3,300	45,186
Nissin Foods Holdings Co. Ltd.	1,100	80,282
Nisso Corp.	2,200	17,289
Nitori Holdings Co. Ltd.	800	119,657
Nitto Boseki Co. Ltd.	1,000	25,624
Nitto Denko Corp.	4,800	370,812

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nitto Fuji Flour Milling Co. Ltd.	600	$ 19,827
Nitto Kogyo Corp.	2,100	29,033
Nitto Seiko Co. Ltd.	3,100	17,532
Nittoc Construction Co. Ltd.	3,400	19,448
Noevir Holdings Co. Ltd.	1,200	56,258
NOF Corp.	2,500	126,411
Nohmi Bosai Ltd.	2,100	41,119
Nojima Corp.	2,100	43,974
Nomura Holdings, Inc.	51,100	222,574
Nomura Holdings, Inc. ADR	18,200	78,806
Nomura Real Estate Holdings, Inc.	8,700	200,465
Nomura Research Institute Ltd.	2,820	120,557
Noritsu Koki Co. Ltd.	1,200	28,288
Noritz Corp.	2,000	29,203
North Pacific Bank Ltd.	17,800	38,669
NS Solutions Corp.	2,000	61,671
NS United Kaiun Kaisha Ltd.	700	21,301
NSD Co. Ltd.	4,000	72,659
NSK Ltd.	22,100	141,983
†NTN Corp.	36,600	76,446
NTT Data Corp.	17,700	379,687
Obara Group, Inc.	900	27,082
Obayashi Corp.	24,200	187,292
OBIC Business Consultants Co. Ltd.	400	16,816
Obic Co. Ltd.	200	37,430
Odakyu Electric Railway Co. Ltd.	4,400	81,803
Oenon Holdings, Inc.	3,500	10,956
Ogaki Kyoritsu Bank Ltd.	3,100	52,066
Ohsho Food Service Corp.	400	21,248
Oiles Corp.	2,600	38,220
†Oisix ra daichi, Inc.	1,400	37,638
Oita Bank Ltd.	1,400	22,224
Oji Holdings Corp.	50,800	246,129
Okabe Co. Ltd.	2,800	17,661
Okamoto Industries, Inc.	800	29,393
Okamoto Machine Tool Works Ltd.	700	29,775
Okamura Corp.	3,800	42,470
Okasan Securities Group, Inc.	11,400	37,741
Oki Electric Industry Co. Ltd.	7,000	55,053
Okinawa Cellular Telephone Co.	800	35,578
Okinawa Electric Power Co., Inc.	1,948	24,682
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Okinawa Financial Group, Inc.	1,580	$ 30,386
OKUMA Corp.	1,900	84,559
Okumura Corp.	1,700	47,734
Okura Industrial Co. Ltd.	800	15,223
Okuwa Co. Ltd.	2,100	17,361
Olympus Corp.	17,600	405,279
Omron Corp.	1,000	99,647
Ono Pharmaceutical Co. Ltd.	4,900	121,791
Onoken Co. Ltd.	1,400	20,410
Onward Holdings Co. Ltd.	5,500	14,309
Open House Co. Ltd.	3,400	177,672
Optex Group Co. Ltd.	1,900	27,131
†Optim Corp.	1,200	13,737
Optorun Co. Ltd.	2,100	43,336
Oracle Corp.	800	60,779
Organo Corp.	800	60,136
Oriental Land Co. Ltd.	200	33,725
†Oriental Shiraishi Corp.	8,700	17,623
Oro Co. Ltd.	500	12,637
Osaka Gas Co. Ltd.	6,600	109,159
Osaka Organic Chemical Industry Ltd.	1,700	49,095
†OSAKA Titanium Technologies Co. Ltd.	1,300	8,923
Osaki Electric Co. Ltd.	4,100	16,689
OSG Corp.	6,000	93,250
Otsuka Corp.	2,300	109,670
Otsuka Holdings Co. Ltd.	3,000	109,143
OUG Holdings, Inc.	500	11,779
Outsourcing, Inc.	11,100	149,772
Pacific Industrial Co. Ltd.	3,500	37,003
Pack Corp.	1,200	28,150
PAL GROUP Holdings Co. Ltd.	800	11,946
PALTAC Corp.	1,200	49,451
Pan Pacific International Holdings Corp.	9,700	133,703
Panasonic Corp.	71,700	788,183
Paramount Bed Holdings Co. Ltd.	3,200	54,283
†Park24 Co. Ltd.	6,500	89,100
Pasona Group, Inc.	2,500	71,727
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,900	8,801
Penta-Ocean Construction Co. Ltd.	22,600	127,748
People Dreams & Technologies Group Co. Ltd.	1,100	18,185
†PeptiDream, Inc.	4,000	88,816
Persol Holdings Co. Ltd.	6,900	200,605
Pickles Corp.	1,200	18,886

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Pigeon Corp.	5,900	$ 112,911
Pilot Corp.	2,300	88,049
Plenus Co. Ltd.	700	12,278
Pola Orbis Holdings, Inc.	1,500	24,999
Poletowin Pitcrew Holdings, Inc.	1,400	12,618
†Premium Water Holdings, Inc.	800	19,449
Press Kogyo Co. Ltd.	6,300	21,373
Pressance Corp.	1,900	34,625
Prestige International, Inc.	6,800	39,535
Prima Meat Packers Ltd.	2,400	51,806
Pronexus, Inc.	1,200	11,649
Pro-Ship, Inc.	1,600	21,335
Proto Corp.	1,400	16,719
PS Mitsubishi Construction Co. Ltd.	2,300	12,136
Punch Industry Co. Ltd.	1,000	4,732
†QB Net Holdings Co. Ltd.	900	14,107
Qol Holdings Co. Ltd.	2,700	32,883
Quick Co. Ltd.	700	8,826
Raccoon Holdings, Inc.	800	9,810
Raito Kogyo Co. Ltd.	2,000	34,449
Raiznext Corp.	3,000	30,524
Rakus Co. Ltd.	5,200	139,546
†Rakuten Group, Inc.	11,100	111,369
Rasa Corp.	1,300	10,962
Rasa Industries Ltd.	900	13,119
Raysum Co. Ltd.	1,600	9,840
Recruit Holdings Co. Ltd.	14,600	888,493
Relia, Inc.	1,600	13,580
Relo Group, Inc.	5,100	92,039
†Renesas Electronics Corp.	35,700	443,419
Rengo Co. Ltd.	14,200	107,415
†RENOVA, Inc.	1,600	28,969
Resona Holdings, Inc.	58,691	228,084
Resorttrust, Inc.	5,300	86,611
Restar Holdings Corp.	1,800	31,543
Retail Partners Co. Ltd.	1,600	19,081
Ricoh Co. Ltd.	17,500	163,119
Ride On Express Holdings Co. Ltd.	1,100	15,831
Riken Keiki Co. Ltd.	800	40,858
Riken Technos Corp.	2,900	13,123
Riken Vitamin Co. Ltd.	1,000	14,834
Rinnai Corp.	1,000	90,246
Rion Co. Ltd.	500	10,235
Riso Kyoiku Co. Ltd.	9,000	30,781
Rohm Co. Ltd.	1,200	109,163
Rohto Pharmaceutical Co. Ltd.	4,700	142,103
Rokko Butter Co. Ltd.	1,000	13,525
Roland Corp.	500	17,065
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Roland DG Corp.	1,500	$ 48,860
Rorze Corp.	1,000	107,698
Ryobi Ltd.	1,600	15,252
Ryoden Corp.	1,300	20,632
Ryohin Keikaku Co. Ltd.	14,100	214,997
Ryosan Co. Ltd.	1,600	31,651
S Foods, Inc.	1,600	48,440
S&B Foods, Inc.	600	19,724
Sac's Bar Holdings, Inc.	900	4,054
Saibu Gas Holdings Co. Ltd.	1,000	18,498
Saizeriya Co. Ltd.	700	18,283
Sakai Chemical Industry Co. Ltd.	1,000	19,922
Sakai Heavy Industries Ltd.	300	7,252
Sakai Moving Service Co. Ltd.	1,000	37,679
Sakata INX Corp.	2,800	24,202
Sakura Internet, Inc.	2,500	12,113
Sala Corp.	3,600	19,773
SAMTY Co. Ltd.	1,800	34,373
San Holdings, Inc.	900	11,917
San ju San Financial Group, Inc.	1,440	18,411
San-A Co. Ltd.	1,200	43,600
San-Ai Oil Co. Ltd.	4,300	49,915
Sanei Architecture Planning Co. Ltd.	1,000	15,225
Sangetsu Corp.	3,300	46,579
San-In Godo Bank Ltd.	11,600	65,277
Sanken Electric Co. Ltd.	2,200	120,597
Sanki Engineering Co. Ltd.	3,200	40,056
Sankyo Co. Ltd.	3,000	77,767
Sankyo Frontier Co. Ltd.	500	22,559
Sankyo Tateyama, Inc.	2,400	15,103
Sankyu, Inc.	3,500	145,236
Sanoh Industrial Co. Ltd.	4,800	39,513
†Sansan, Inc.	800	17,300
Sansei Technologies, Inc.	1,700	11,492
Sansha Electric Manufacturing Co. Ltd.	2,300	21,762
Sanshin Electronics Co. Ltd.	1,200	15,381
Santen Pharmaceutical Co. Ltd.	7,600	92,786
Sanwa Holdings Corp.	13,000	138,814
Sanyo Chemical Industries Ltd.	800	37,131
Sanyo Denki Co. Ltd.	400	20,980
Sanyo Electric Railway Co. Ltd.	600	10,524
Sanyo Special Steel Co. Ltd.	1,500	26,596

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sanyo Trading Co. Ltd.	2,000	$ 18,100
Sapporo Holdings Ltd.	4,800	91,284
Sato Holdings Corp.	1,700	32,551
Sato Shoji Corp.	700	7,162
Satori Electric Co. Ltd.	200	1,869
Sawada Holdings Co. Ltd.	1,600	17,007
Sawai Group Holdings Co. Ltd.	3,100	118,512
SB Technology Corp.	1,300	29,096
SBI Holdings, Inc.	12,400	338,217
SBS Holdings, Inc.	1,000	28,371
Scala, Inc.	1,600	9,180
SCREEN Holdings Co. Ltd.	1,800	193,416
Scroll Corp.	4,000	29,541
SCSK Corp.	3,600	71,648
Secom Co. Ltd.	1,700	118,127
Seed Co. Ltd.	1,000	5,033
Sega Sammy Holdings, Inc.	5,400	84,702
†Seibu Holdings, Inc.	8,100	75,743
Seika Corp.	900	12,812
Seikitokyu Kogyo Co. Ltd.	2,900	20,471
Seiko Epson Corp.	17,000	306,177
Seiko Holdings Corp.	1,600	31,233
Seino Holdings Co. Ltd.	7,900	80,064
Seiren Co. Ltd.	1,900	41,626
Sekisui Chemical Co. Ltd.	11,600	194,000
Sekisui House Ltd.	14,100	303,372
Sekisui Kasei Co. Ltd.	2,500	10,435
SEMITEC Corp.	300	37,018
Senko Group Holdings Co. Ltd.	8,600	69,272
Senshu Electric Co. Ltd.	600	31,083
Senshu Ikeda Holdings, Inc.	19,500	28,805
Septeni Holdings Co. Ltd.	5,200	21,984
Seria Co. Ltd.	2,000	57,931
Seven & i Holdings Co. Ltd.	20,600	906,153
Seven Bank Ltd.	40,900	84,552
SG Holdings Co. Ltd.	3,600	84,414
Sharp Corp.	5,600	64,314
Shibaura Electronics Co. Ltd.	600	45,566
Shibaura Machine Co. Ltd.	1,400	45,814
Shibaura Mechatronics Corp.	600	50,263
Shibusawa Warehouse Co. Ltd.	700	14,233
Shibuya Corp.	1,300	33,764
†SHIFT, Inc.	200	41,250
Shiga Bank Ltd.	2,900	52,149
Shikibo Ltd.	1,500	11,770
Shikoku Bank Ltd.	2,900	19,540
Shikoku Electric Power Co., Inc.	5,500	38,881
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shima Seiki Manufacturing Ltd.	2,800	$ 48,033
Shimadzu Corp.	1,900	80,252
Shimano, Inc.	600	159,792
Shimizu Bank Ltd.	1,100	15,216
Shimizu Corp.	17,800	110,366
Shimojima Co. Ltd.	500	4,862
Shin Nippon Air Technologies Co. Ltd.	400	8,347
Shin Nippon Biomedical Laboratories Ltd.	1,500	18,479
Shinagawa Refractories Co. Ltd.	700	24,168
†Shindengen Electric Manufacturing Co. Ltd.	300	9,670
Shin-Etsu Chemical Co. Ltd.	3,900	676,944
Shin-Etsu Polymer Co. Ltd.	4,100	39,436
Shinko Electric Industries Co. Ltd.	1,700	80,990
Shinko Shoji Co. Ltd.	2,200	17,553
Shinmaywa Industries Ltd.	5,200	39,556
Shinnihonseiyaku Co. Ltd.	800	8,214
Shinoken Group Co. Ltd.	2,800	22,591
Shinsho Corp.	700	21,102
Shinwa Co. Ltd.	3,300	28,800
Shionogi & Co. Ltd.	2,600	182,900
Ship Healthcare Holdings, Inc.	5,000	116,511
Shiseido Co. Ltd.	2,400	133,888
Shizuki Electric Co., Inc.	1,400	6,874
Shizuoka Bank Ltd.	24,500	174,906
Shizuoka Gas Co. Ltd.	4,100	35,137
SHO-BOND Holdings Co. Ltd.	700	31,450
Shoei Co. Ltd.	1,200	47,310
Shoei Foods Corp.	600	20,030
Shofu, Inc.	1,000	17,770
Showa Denko KK	13,700	288,072
Showa Sangyo Co. Ltd.	1,000	23,116
SIGMAXYZ Holdings, Inc.	2,000	45,475
Siix Corp.	2,900	35,711
Sinanen Holdings Co. Ltd.	600	18,966
Sinfonia Technology Co. Ltd.	1,200	13,697
Sinko Industries Ltd.	1,600	27,987
SK-Electronics Co. Ltd.	700	6,050
SKY Perfect JSAT Holdings, Inc.	14,400	52,584
Skylark Holdings Co. Ltd.	13,100	172,114
†Smaregi, Inc.	400	7,428
SMC Corp.	100	67,586
SMK Corp.	200	3,968
SMS Co. Ltd.	4,400	173,034

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Snow Peak, Inc.	1,000	$ 27,610
Soda Nikka Co. Ltd.	2,000	14,313
Sodick Co. Ltd.	4,700	33,448
SoftBank Corp.	24,400	308,186
Softcreate Holdings Corp.	700	26,430
Sohgo Security Services Co. Ltd.	2,600	103,313
Sojitz Corp.	12,720	191,128
Soken Chemical & Engineering Co. Ltd.	1,100	16,067
Solasto Corp.	2,900	31,158
Soliton Systems KK	500	6,052
Sompo Holdings, Inc.	7,300	307,868
Sony Group Corp.	21,800	2,752,864
†Sotetsu Holdings, Inc.	2,800	51,293
Space Co. Ltd.	1,300	10,209
Sparx Group Co. Ltd.	4,800	12,486
SPK Corp.	1,000	12,096
S-Pool, Inc.	4,800	50,729
Square Enix Holdings Co. Ltd.	1,300	66,689
SRA Holdings	1,000	25,064
†SRE Holdings Corp.	200	12,594
ST Corp.	1,200	16,043
St. Marc Holdings Co. Ltd.	900	11,450
Stanley Electric Co. Ltd.	5,700	143,110
Star Mica Holdings Co. Ltd.	1,800	20,788
Star Micronics Co. Ltd.	1,700	22,909
Starts Corp, Inc.	3,000	65,553
Starzen Co. Ltd.	800	13,922
St-Care Holding Corp.	3,000	20,520
Stella Chemifa Corp.	400	9,209
Strike Co. Ltd.	600	26,678
Studio Alice Co. Ltd.	900	16,769
Subaru Corp.	34,500	616,439
Sugi Holdings Co. Ltd.	1,600	96,940
Sugimoto & Co. Ltd.	800	16,898
SUMCO Corp.	14,800	301,369
Sumida Corp.	2,500	27,559
Suminoe Textile Co. Ltd.	800	10,576
Sumitomo Bakelite Co. Ltd.	2,000	101,500
Sumitomo Chemical Co. Ltd.	86,100	406,031
Sumitomo Corp.	13,000	192,392
Sumitomo Dainippon Pharma Co. Ltd.	6,300	72,686
Sumitomo Densetsu Co. Ltd.	1,400	25,421
Sumitomo Electric Industries Ltd.	23,100	301,478
Sumitomo Forestry Co. Ltd.	13,400	259,040
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Heavy Industries Ltd.	7,100	$ 172,337
Sumitomo Metal Mining Co. Ltd.	5,600	212,097
Sumitomo Mitsui Construction Co. Ltd.	14,700	54,696
Sumitomo Mitsui Financial Group, Inc.	12,500	426,841
Sumitomo Mitsui Financial Group, Inc. ADR	10,818	73,454
Sumitomo Mitsui Trust Holdings, Inc.	7,400	247,444
Sumitomo Osaka Cement Co. Ltd.	2,500	76,885
†Sumitomo Precision Products Co. Ltd.	600	11,089
Sumitomo Realty & Development Co. Ltd.	7,000	206,366
Sumitomo Riko Co. Ltd.	3,300	17,042
Sumitomo Rubber Industries Ltd.	14,200	144,842
Sumitomo Seika Chemicals Co. Ltd.	600	16,359
Sumitomo Warehouse Co. Ltd.	3,600	60,871
Sun Frontier Fudousan Co. Ltd.	2,200	19,155
Suncall Corp.	2,900	15,583
Sundrug Co. Ltd.	4,900	128,103
Suntory Beverage & Food Ltd.	5,900	213,657
Sun-Wa Technos Corp.	1,500	20,924
†SuRaLa Net Co. Ltd.	800	11,529
Suruga Bank Ltd.	13,100	57,865
Suzuken Co. Ltd.	3,800	109,660
Suzuki Co. Ltd.	2,700	20,752
Suzuki Motor Corp.	4,100	158,108
SWCC Showa Holdings Co. Ltd.	1,600	23,147
Sysmex Corp.	1,600	215,970
Systena Corp.	14,400	53,737
Syuppin Co. Ltd.	1,200	11,346
T Hasegawa Co. Ltd.	2,300	54,079
T RAD Co. Ltd.	800	19,470
T&D Holdings, Inc.	14,200	181,416
T&K Toka Co. Ltd.	1,200	8,687
Tachibana Eletech Co. Ltd.	800	11,140
Tachi-S Co. Ltd.	2,500	27,479
Tadano Ltd.	7,900	76,171
Taihei Dengyo Kaisha Ltd.	1,000	24,950
Taiheiyo Cement Corp.	9,200	181,677
Taiho Kogyo Co. Ltd.	900	6,358
Taikisha Ltd.	1,700	46,312

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Taiko Pharmaceutical Co. Ltd.	800	$ 5,729
Taisei Corp.	11,100	337,552
Taisei Lamick Co. Ltd.	500	11,880
Taiyo Holdings Co. Ltd.	2,400	72,594
Taiyo Yuden Co. Ltd.	6,400	368,079
Takamatsu Construction Group Co. Ltd.	1,100	18,846
Takamiya Co. Ltd.	2,400	9,375
Takaoka Toko Co. Ltd.	700	8,645
Takara & Co. Ltd.	700	12,017
Takara Bio, Inc.	1,600	36,718
Takara Holdings, Inc.	6,400	68,069
Takara Leben Co. Ltd.	9,900	24,897
Takara Standard Co. Ltd.	2,500	30,722
Takasago International Corp.	1,100	27,647
Takasago Thermal Engineering Co. Ltd.	4,200	69,293
Takashima & Co. Ltd.	400	8,390
Takashimaya Co. Ltd.	12,100	112,731
†Take & Give Needs Co. Ltd.	600	5,026
TAKEBISHI Corp.	800	10,269
Takeda Pharmaceutical Co. Ltd.	52,123	1,423,390
Takeuchi Manufacturing Co. Ltd.	2,700	64,052
Takihyo Co. Ltd.	700	9,726
Takisawa Machine Tool Co. Ltd.	1,000	10,066
Takuma Co. Ltd.	2,700	33,440
Tama Home Co. Ltd.	1,400	28,134
Tamron Co. Ltd.	700	17,367
Tamura Corp.	7,000	40,756
Tanseisha Co. Ltd.	2,100	14,322
Taoka Chemical Co. Ltd.	1,000	12,823
Tatsuta Electric Wire & Cable Co. Ltd.	3,600	14,956
Tayca Corp.	1,900	21,408
TBK Co. Ltd.	4,000	14,012
TDC Soft, Inc.	1,000	10,043
TDK Corp.	20,100	784,420
TechMatrix Corp.	2,400	39,654
TechnoPro Holdings, Inc.	6,300	190,973
Teijin Ltd.	13,200	162,470
Teikoku Electric Manufacturing Co. Ltd.	1,200	15,441
Tekken Corp.	1,100	17,141
Terumo Corp.	7,800	329,477
T-Gaia Corp.	1,500	21,619
THK Co. Ltd.	3,800	92,204
TIS, Inc.	8,400	249,783
TKC Corp.	1,200	36,073
Toa Corp.	3,800	44,927
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Toa Oil Co. Ltd.	400	$ 10,276
TOA ROAD Corp.	300	12,653
Tobishima Corp.	2,080	18,432
Tobu Railway Co. Ltd.	3,300	75,306
Tocalo Co. Ltd.	5,800	74,393
Tochigi Bank Ltd.	7,700	15,456
Toda Corp.	17,200	108,960
Toei Animation Co. Ltd.	500	49,748
Toenec Corp.	1,000	29,384
Toho Bank Ltd.	16,500	30,418
†Toho Co. Ltd.	1,200	41,861
Toho Gas Co. Ltd.	2,200	56,039
Toho Holdings Co. Ltd.	4,400	67,157
Toho Titanium Co. Ltd.	1,700	13,960
Toho Zinc Co. Ltd.	900	17,883
Tohoku Bank Ltd.	1,100	9,605
Tohoku Electric Power Co., Inc.	12,300	87,429
Tokai Carbon Co. Ltd.	12,400	130,342
Tokai Corp.	2,300	39,513
TOKAI Holdings Corp.	6,700	50,636
Tokai Rika Co. Ltd.	4,500	60,648
Tokai Tokyo Financial Holdings, Inc.	13,200	45,268
Tokio Marine Holdings, Inc.	7,100	395,254
Tokushu Tokai Paper Co. Ltd.	800	28,673
Tokuyama Corp.	5,100	81,097
†Tokyo Base Co. Ltd.	1,700	8,921
†Tokyo Electric Power Co. Holdings, Inc.	43,000	111,164
Tokyo Electron Device Ltd.	500	28,496
Tokyo Electron Ltd.	1,600	920,916
Tokyo Gas Co. Ltd.	6,700	120,267
Tokyo Keiki, Inc.	1,200	10,439
Tokyo Kiraboshi Financial Group, Inc.	2,700	35,582
Tokyo Ohka Kogyo Co. Ltd.	1,400	82,646
Tokyo Rakutenchi Co. Ltd.	300	10,469
†Tokyo Rope Manufacturing Co. Ltd.	1,200	9,086
Tokyo Sangyo Co. Ltd.	2,400	15,701
Tokyo Seimitsu Co. Ltd.	2,500	110,735
Tokyo Tatemono Co. Ltd.	12,800	187,197
Tokyotokeiba Co. Ltd.	1,200	44,447
Tokyu Construction Co. Ltd.	6,200	35,910
Tokyu Corp.	7,200	95,714
Tokyu Fudosan Holdings Corp.	37,600	210,651
Toli Corp.	2,800	5,184
Tomato Bank Ltd.	1,400	12,890
Tomen Devices Corp.	300	19,576

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tomoe Engineering Co. Ltd.	1,100	$ 21,459
Tomoku Co. Ltd.	800	12,435
TOMONY Holdings, Inc.	12,900	35,514
Tomy Co. Ltd.	7,200	68,804
Tonami Holdings Co. Ltd.	500	16,946
Topcon Corp.	5,200	75,080
Topre Corp.	2,600	26,904
Topy Industries Ltd.	1,200	11,644
Toray Industries, Inc.	76,400	452,642
Torex Semiconductor Ltd.	900	26,276
Toridoll Holdings Corp.	3,000	64,870
Torishima Pump Manufacturing Co. Ltd.	1,600	13,315
Tosei Corp.	3,100	27,215
Toshiba Corp.	6,000	246,890
Toshiba TEC Corp.	2,000	81,934
Tosoh Corp.	16,200	240,675
Totech Corp.	400	8,809
Totetsu Kogyo Co. Ltd.	1,900	41,447
TOTO Ltd.	2,200	101,503
Tottori Bank Ltd.	600	6,047
Towa Bank Ltd.	3,300	15,552
Towa Corp.	1,400	39,464
Towa Pharmaceutical Co. Ltd.	2,100	52,339
Toyo Construction Co. Ltd.	5,200	26,278
Toyo Denki Seizo KK	800	7,435
†Toyo Engineering Corp.	1,700	10,461
Toyo Gosei Co. Ltd.	200	27,166
Toyo Ink SC Holdings Co. Ltd.	2,600	43,557
Toyo Kanetsu KK	800	17,448
Toyo Machinery & Metal Co. Ltd.	2,400	11,299
Toyo Seikan Group Holdings Ltd.	7,400	88,383
Toyo Suisan Kaisha Ltd.	4,200	178,073
Toyo Tanso Co. Ltd.	1,000	27,844
Toyo Tire Corp.	8,000	124,891
Toyobo Co. Ltd.	6,300	68,861
Toyoda Gosei Co. Ltd.	5,900	128,330
Toyota Boshoku Corp.	4,300	84,368
Toyota Motor Corp.	221,005	4,084,744
Toyota Motor Corp. ADR	1,109	205,498
Toyota Tsusho Corp.	5,500	253,532
Trancom Co. Ltd.	400	31,100
Trans Genic, Inc.	3,200	12,502
Transaction Co. Ltd.	1,200	11,270
Transcosmos, Inc.	900	25,665
TRE Holdings Corp.	4,216	64,923
†Trend Micro, Inc.	3,300	183,203
Tri Chemical Laboratories, Inc.	1,200	38,035
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Trusco Nakayama Corp.	2,300	$ 54,656
Tsubaki Nakashima Co. Ltd.	1,600	20,442
Tsubakimoto Chain Co.	2,000	54,962
Tsubakimoto Kogyo Co. Ltd.	400	15,435
Tsugami Corp.	3,600	54,923
†Tsukada Global Holdings, Inc.	1,600	4,198
Tsukishima Kikai Co. Ltd.	1,500	14,789
Tsukuba Bank Ltd.	14,800	22,773
Tsumura & Co.	2,600	74,056
Tsuruha Holdings, Inc.	1,000	96,019
Tsurumi Manufacturing Co. Ltd.	2,400	34,567
Tv Tokyo Holdings Corp.	1,200	21,314
†UACJ Corp.	3,200	74,105
Ube Industries Ltd.	8,200	142,484
Ubicom Holdings, Inc.	500	13,125
Uchida Yoko Co. Ltd.	700	32,060
Ulvac, Inc.	1,600	100,085
Unicharm Corp.	2,900	126,171
Uniden Holdings Corp.	800	25,454
Union Tool Co.	400	13,825
Unipres Corp.	3,000	20,973
United Super Markets Holdings, Inc.	3,400	31,270
UNITED, Inc.	700	12,107
†Unitika Ltd.	8,100	21,124
†Universal Entertainment Corp.	2,400	50,950
Urbanet Corp. Co. Ltd.	5,600	14,409
Usen-Next Holdings Co. Ltd.	700	18,329
USS Co. Ltd.	5,400	84,368
UT Group Co. Ltd.	1,900	71,359
†UUUM Co. Ltd.	1,300	9,076
†Uzabase, Inc.	800	10,194
V Technology Co. Ltd.	600	18,742
Valor Holdings Co. Ltd.	3,000	56,021
Valqua Ltd.	1,300	30,641
Value HR Co. Ltd.	800	19,614
ValueCommerce Co. Ltd.	1,200	46,695
Vector, Inc.	2,500	25,540
Vertex Corp.	700	18,830
Vital KSK Holdings, Inc.	4,200	29,448
VT Holdings Co. Ltd.	7,200	29,206
Wacoal Holdings Corp.	3,600	66,897
Wacom Co. Ltd.	10,800	85,929
Wakachiku Construction Co. Ltd.	1,500	24,393
Wakita & Co. Ltd.	3,800	35,578
Warabeya Nichiyo Holdings Co. Ltd.	1,300	23,319

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Watahan & Co. Ltd.	1,000	$ 10,997
Wavelock Holdings Co. Ltd.	1,500	9,440
WDB Holdings Co. Ltd.	1,300	34,982
Weathernews, Inc.	300	25,067
Welbe, Inc.	1,100	12,756
Welcia Holdings Co. Ltd.	3,000	93,699
West Holdings Corp.	2,028	100,828
West Japan Railway Co.	2,600	108,740
Will Group, Inc.	1,900	23,728
Wood One Co. Ltd.	1,400	12,503
Workman Co. Ltd.	800	38,254
†World Co. Ltd.	1,700	17,562
World Holdings Co. Ltd.	800	18,040
Wowow, Inc.	500	7,628
Xebio Holdings Co. Ltd.	2,000	16,040
Yachiyo Industry Co. Ltd.	1,000	5,929
Yagi & Co. Ltd.	500	5,980
Yahagi Construction Co. Ltd.	1,500	9,986
Yakult Honsha Co. Ltd.	1,100	57,386
YAKUODO Holdings Co. Ltd.	1,100	21,489
YAMABIKO Corp.	2,500	27,109
YAMADA Consulting Group Co. Ltd.	500	4,788
Yamada Holdings Co. Ltd.	44,500	152,132
Yamagata Bank Ltd.	1,900	14,331
Yamaguchi Financial Group, Inc.	18,000	105,216
Yamaha Corp.	800	39,468
Yamaha Motor Co. Ltd.	9,700	232,985
Yamaichi Electronics Co. Ltd.	1,500	30,329
YA-MAN Ltd.	2,700	22,548
Yamanashi Chuo Bank Ltd.	2,800	20,940
Yamatane Corp.	900	12,637
Yamato Holdings Co. Ltd.	10,400	244,312
Yamaya Corp.	400	8,509
Yamazaki Baking Co. Ltd.	8,200	108,995
Yamazen Corp.	4,900	45,881
Yaoko Co. Ltd.	1,000	60,767
Yashima Denki Co. Ltd.	1,300	11,098
Yaskawa Electric Corp.	1,500	73,598
Yasunaga Corp.	500	4,056
Yellow Hat Ltd.	2,500	35,976
Yokogawa Bridge Holdings Corp.	2,100	40,120
Yokogawa Electric Corp.	10,500	189,519
Yokohama Rubber Co. Ltd.	10,400	166,801
Yokorei Co. Ltd.	3,900	28,324
Yokowo Co. Ltd.	1,800	46,305
Yondenko Corp.	1,400	20,938
Yondoshi Holdings, Inc.	1,300	19,906
Yorozu Corp.	1,000	9,335
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Yotai Refractories Co. Ltd.	2,700	$ 30,412
Yuasa Trading Co. Ltd.	1,300	33,694
Yukiguni Maitake Co. Ltd.	1,100	11,443
Yurtec Corp.	3,400	19,870
Yushin Precision Equipment Co. Ltd.	1,300	8,500
Z Holdings Corp.	20,900	120,593
Zenrin Co. Ltd.	1,700	14,677
Zensho Holdings Co. Ltd.	4,369	102,695
Zeon Corp.	9,800	113,275
ZERIA Pharmaceutical Co. Ltd.	1,200	20,498
ZOZO, Inc.	1,900	59,242
Zuiko Corp.	2,100	18,202
		117,498,192
Jersey–0.03%
Breedon Group PLC	41,619	53,517
Centamin PLC	92,770	111,530
JTC PLC	1,784	22,119
		187,166
Luxembourg–0.35%
B&S Group Sarl	1,049	8,479
Befesa SA	2,176	166,969
†Corestate Capital Holding SA	2,052	26,183
Eurofins Scientific SE	5,500	681,278
Grand City Properties SA	3,781	89,808
†Millicom International Cellular SA SDR	8,288	235,598
†RTL Group SA	2,878	152,539
SES SA	26,842	213,062
Shurgard Self Storage SA	1,077	70,504
Stabilus SA	1,248	91,716
Sword Group	504	25,047
Tenaris SA	1,983	20,697
Tenaris SA ADR	7,523	156,930
		1,938,810
Macau–0.01%
†Sands China Ltd.	25,600	59,621
		59,621
Malta–0.00%
†Catena Media PLC	2,663	15,455
		15,455
Mexico–0.02%
Fresnillo PLC	6,894	83,311
		83,311

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mongolia–0.00%
†Mongolian Mining Corp.	48,000	$ 10,526
		10,526
Netherlands–4.35%
Aalberts NV	8,083	536,137
ABN AMRO Bank NV	18,680	274,687
†Accell Group NV	1,818	99,350
†Adyen NV	123	323,692
Aegon NV	91,278	456,412
Akzo Nobel NV	4,549	499,777
AMG Advanced Metallurgical Group NV	862	27,655
†Amsterdam Commodities NV	1,224	34,699
APERAM SA	3,459	187,610
Arcadis NV	5,248	252,975
ArcelorMittal SA	14,496	461,408
†Argenx SE ADR	115	40,272
ASM International NV	1,613	713,809
ASML Holding NV	5,080	4,055,132
ASR Nederland NV	10,351	477,277
†Basic-Fit NV	2,052	98,120
BE Semiconductor Industries NV	4,797	409,713
†Beter Bed Holding NV	484	2,772
Boskalis Westminster	5,326	155,351
Brunel International NV	2,398	30,687
Corbion NV	4,814	227,122
Euronext NV	4,804	499,078
ForFarmers NV	2,935	13,483
†Fugro NV	4,980	39,036
Heijmans NV	1,668	28,295
Heineken NV	2,825	317,960
IMCD NV	2,773	614,679
ING Groep NV	39,983	557,263
†Intertrust NV	5,583	124,582
JDE Peet's NV	876	27,027
†Just Eat Takeaway.com NV	4,280	236,157
Kendrion NV	1,572	37,674
Koninklijke Ahold Delhaize NV	55,718	1,911,611
†Koninklijke BAM Groep NV	25,123	76,941
Koninklijke DSM NV	2,870	646,964
Koninklijke KPN NV	230,929	717,751
Koninklijke Philips NV	8,318	307,687
Koninklijke Vopak NV	4,694	164,599
Nedap NV	289	20,597
NN Group NV	11,759	637,384
†OCI NV	4,816	126,219
Ordina NV	8,314	38,808
PostNL NV	32,331	140,867
†Prosus NV	2,395	200,495
†QIAGEN NV	9,019	501,169
Randstad NV	6,968	476,301
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
RHI Magnesita NV	2,682	$ 120,013
Royal Dutch Shell PLC Class B	58,563	1,286,043
SBM Offshore NV	11,930	177,860
Signify NV	9,354	434,288
†Sligro Food Group NV	1,675	40,619
Stellantis NV	106,868	2,014,433
TKH Group NV	3,347	211,486
†TomTom NV	3,375	35,005
Universal Music Group NV	4,057	114,456
Van Lanschot Kempen NV	2,371	59,386
Wolters Kluwer NV	12,857	1,516,465
		23,837,338
New Zealand–0.50%
†a2 Milk Co. Ltd.	13,678	55,553
†Air New Zealand Ltd.	57,042	58,993
Arvida Group Ltd.	27,360	36,916
†Auckland International Airport Ltd.	14,773	77,909
Briscoe Group Ltd.	2,316	10,802
Chorus Ltd.	42,566	209,030
Contact Energy Ltd.	13,063	72,469
EBOS Group Ltd.	6,277	177,124
Fisher & Paykel Healthcare Corp. Ltd.	6,224	139,650
Fletcher Building Ltd.	33,568	168,522
Fonterra Co-operative Group Ltd.	1,770	4,534
Freightways Ltd.	10,800	95,050
Genesis Energy Ltd.	24,957	48,886
†Gentrack Group Ltd.	3,379	4,860
Hallenstein Glasson Holdings Ltd.	5,127	24,756
Heartland Group Holdings Ltd.	31,578	54,502
Infratil Ltd.	22,778	124,805
Kathmandu Holdings Ltd.	50,540	52,615
Mainfreight Ltd.	3,128	201,168
Mercury NZ Ltd.	5,687	23,837
Meridian Energy Ltd.	8,860	29,431
†New Zealand Refining Co. Ltd.	7,205	4,639
NZX Ltd.	15,979	19,809
Oceania Healthcare Ltd.	41,383	37,980
†Pacific Edge Ltd.	16,563	15,087
PGG Wrightson Ltd.	3,482	12,163
Port of Tauranga Ltd.	6,064	27,702
†Pushpay Holdings Ltd.	36,177	32,706
†Rakon Ltd.	8,646	12,317
†Restaurant Brands New Zealand Ltd.	1,312	12,400
Ryman Healthcare Ltd.	7,052	59,166
†Sanford Ltd.	3,824	12,702

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Scales Corp. Ltd.	10,942	$ 41,967
Skellerup Holdings Ltd.	11,414	49,563
†SKY Network Television Ltd.	12,192	22,546
SKYCITY Entertainment Group Ltd.	48,701	104,069
Spark New Zealand Ltd.	51,073	158,109
Steel & Tube Holdings Ltd.	4,332	4,599
Summerset Group Holdings Ltd.	15,147	141,919
†Synlait Milk Ltd.	5,619	13,316
†Tourism Holdings Ltd.	5,195	10,496
TOWER Ltd.	26,350	13,174
Trustpower Ltd.	2,009	10,127
Vector Ltd.	4,460	12,249
†Vista Group International Ltd.	10,648	17,430
Warehouse Group Ltd.	6,110	16,739
†Xero Ltd.	1,283	132,027
Z Energy Ltd.	22,030	53,564
		2,719,977
Norway–0.90%
ABG Sundal Collier Holding ASA	35,090	36,744
†Adevinta ASA	2,397	31,842
†AF Gruppen ASA	1,402	30,821
†Akastor ASA	6,130	3,706
Aker ASA Class A	331	30,868
Aker BP ASA	3,838	118,013
†Aker Solutions ASA	19,413	51,310
†American Shipping Co. ASA	4,751	17,371
†Atea ASA	6,998	130,222
Austevoll Seafood ASA	5,943	71,549
Bakkafrost P/F	317	20,952
Belships ASA	13,155	21,062
Bonheur ASA	1,838	74,092
Borregaard ASA	5,961	150,006
Bouvet ASA	3,710	31,807
†BW Energy Ltd.	1,720	3,900
BW Offshore Ltd.	8,430	25,463
†Crayon Group Holding ASA	1,564	32,502
DNB Bank ASA	12,986	297,038
DNO ASA	52,313	61,867
†Elkem ASA	16,062	54,137
Equinor ASA	31,240	827,213
Europris ASA	12,413	99,147
Fjordkraft Holding ASA	3,635	19,633
†Frontline Ltd.	5,415	38,535
Gjensidige Forsikring ASA	2,569	62,326
Golden Ocean Group Ltd.	8,688	78,165
†Grieg Seafood ASA	1,522	14,335
†Hexagon Composites ASA	3,465	12,812
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
Komplett Bank ASA	13,708	$ 12,032
†Kongsberg Automotive ASA	17,069	5,841
Kongsberg Gruppen ASA	4,561	147,796
Leroy Seafood Group ASA	7,631	59,635
Medistim ASA	229	9,556
Mowi ASA	4,887	115,659
†MPC Container Ships AS	9,408	26,113
†NEL ASA	3,806	6,506
†Nordic Semiconductor ASA	2,820	94,574
Norsk Hydro ASA	37,197	292,688
†Norske Skog ASA	2,906	12,642
Norway Royal Salmon ASA	1,034	19,166
†NRC Group ASA	7,481	20,430
†Odfjell Drilling Ltd.	10,099	23,092
Orkla ASA	13,526	135,579
†Otello Corp. ASA	40	122
Pareto Bank ASA	2,045	13,817
†PGS ASA	27,728	11,483
Protector Forsikring ASA	5,139	63,049
Salmar ASA	1,165	80,350
Sandnes Sparebank	1,014	11,376
†SATS ASA	6,805	16,276
Sbanken ASA	7,910	84,161
Scatec ASA	2,783	48,048
Schibsted ASA Class A	810	31,229
Schibsted ASA Class B	710	23,945
†Self Storage Group ASA	3,198	13,073
Selvaag Bolig ASA	3,629	21,016
SpareBank 1 BV	1,946	14,437
Sparebank 1 Oestlandet	1,833	30,305
SpareBank 1 SR-Bank ASA	9,236	139,470
Stolt-Nielsen Ltd.	1,310	20,178
Storebrand ASA	19,847	198,888
Telenor ASA	8,136	127,890
TGS ASA	4,613	44,122
TOMRA Systems ASA	1,480	105,832
Veidekke ASA	7,146	107,435
†Wallenius Wilhelmsen ASA	6,016	34,566
†XXL ASA	9,596	15,288
Yara International ASA	4,487	226,226
		4,911,329
Philippines–0.00%
Del Monte Pacific Ltd.	48,800	14,666
		14,666
Portugal–0.21%
Altri SGPS SA	3,521	22,489
†Banco Comercial Portugues SA	549,136	88,090
Corticeira Amorim SGPS SA	735	9,439

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Portugal (continued)
CTT-Correios de Portugal SA	4,552	$ 23,606
EDP - Energias de Portugal SA	24,714	135,957
EDP Renovaveis SA	5,237	130,575
Galp Energia SGPS SA	30,984	300,545
†Greenvolt-Energias Renovaveis SA	64	463
Jeronimo Martins SGPS SA	8,189	187,396
†Mota-Engil SGPS SA	7,497	10,891
Navigator Co. SA	16,490	62,892
NOS SGPS SA	20,804	80,767
REN - Redes Energeticas Nacionais SGPS SA	15,882	46,018
Sonae SGPS SA	61,884	70,666
		1,169,794
Singapore–0.80%
AEM Holdings Ltd.	20,400	79,626
†Banyan Tree Holdings Ltd.	48,800	11,588
=†Best World International Ltd.	23,900	4,484
Bukit Sembawang Estates Ltd.	10,600	39,408
BW LPG Ltd.	9,135	51,655
†Capitaland Investment Ltd.	26,100	66,044
China Aviation Oil Singapore Corp. Ltd.	34,700	24,205
China Sunsine Chemical Holdings Ltd.	31,000	11,157
Chip Eng Seng Corp. Ltd.	40,600	12,352
City Developments Ltd.	13,800	69,737
ComfortDelGro Corp. Ltd.	87,500	90,902
†COSCO SHIPPING International Singapore Co. Ltd.	91,400	17,295
Dairy Farm International Holdings Ltd.	16,600	47,476
DBS Group Holdings Ltd.	22,395	542,758
Delfi Ltd.	22,000	12,489
=†Ezion Holdings Ltd.	288,390	1,733
Far East Orchard Ltd.	21,100	17,067
First Resources Ltd.	41,400	46,389
Food Empire Holdings Ltd.	18,200	10,399
Frasers Property Ltd.	33,300	28,170
Frencken Group Ltd.	21,400	31,284
Fu Yu Corp. Ltd.	30,400	6,316
Geo Energy Resources Ltd.	109,100	27,121
Golden Agri-Resources Ltd.	512,000	93,084
Great Eastern Holdings Ltd.	2,900	43,362
GuocoLand Ltd.	27,500	30,814
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
†Halcyon Agri Corp. Ltd.	27,812	$ 4,798
Ho Bee Land Ltd.	12,200	25,258
Hong Fok Corp. Ltd.	19,800	11,167
Hong Leong Asia Ltd.	17,600	11,036
Hotel Grand Central Ltd.	19,945	15,022
Hour Glass Ltd.	3,200	4,844
Hutchison Port Holdings Trust	393,200	88,470
=†Hyflux Ltd.	16,000	495
iFAST Corp. Ltd.	7,200	44,880
†Indofood Agri Resources Ltd.	26,500	6,391
Japfa Ltd.	41,800	18,766
Jardine Cycle & Carriage Ltd.	4,988	76,249
Kenon Holdings Ltd.	1,036	52,526
Keppel Corp. Ltd.	33,400	126,898
Keppel Infrastructure Trust	184,616	74,663
=†Midas Holdings Ltd.	143,100	3,823
†mm2 Asia Ltd.	118,600	4,488
NetLink NBN Trust	57,100	42,372
Olam International Ltd.	52,900	68,696
OUE Ltd.	20,900	21,092
Oversea-Chinese Banking Corp. Ltd.	38,213	323,262
Oxley Holdings Ltd.	104,878	14,631
Propnex Ltd.	8,400	10,534
QAF Ltd.	12,400	8,097
†Raffles Medical Group Ltd.	43,413	44,135
†Razer, Inc.	50,000	15,518
Riverstone Holdings Ltd.	41,600	21,609
†SATS Ltd.	31,100	89,774
SBS Transit Ltd.	4,800	10,508
Sembcorp Industries Ltd.	92,600	137,430
Sheng Siong Group Ltd.	38,200	41,386
SIIC Environment Holdings Ltd.	68,260	12,410
Sinarmas Land Ltd.	50,600	9,199
†Singapore Airlines Ltd.	35,250	130,527
Singapore Exchange Ltd.	28,700	198,063
Singapore Land Group Ltd.	14,500	28,837
Singapore Technologies Engineering Ltd.	39,700	110,769
Singapore Telecommunications Ltd.	57,600	99,163
Stamford Land Corp. Ltd.	46,600	12,622
StarHub Ltd.	49,400	49,855
Tuan Sing Holdings Ltd.	53,288	17,992
UMS Holdings Ltd.	34,531	38,949
United Overseas Bank Ltd.	14,662	292,674
UOB-Kay Hian Holdings Ltd.	37,101	43,775
UOL Group Ltd.	22,200	116,799

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Venture Corp. Ltd.	10,300	$ 139,947
Vicom Ltd.	4,200	6,358
Wilmar International Ltd.	57,500	176,647
Wing Tai Holdings Ltd.	34,200	45,427
		4,365,746
Spain–2.06%
Acciona SA	1,873	356,504
Acerinox SA	15,721	202,308
ACS Actividades de Construccion y Servicios SA	17,955	478,699
Aedas Homes SA	350	9,603
†Aena SME SA	1,030	162,209
Almirall SA	4,063	51,906
†Amadeus IT Group SA	2,850	192,843
†Amper SA	80,575	15,579
Applus Services SA	6,257	57,594
Atresmedia Corp. de Medios de Comunicacion SA	9,361	35,677
Banco Bilbao Vizcaya Argentaria SA	14,733	87,381
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	72,520	425,692
†Banco de Sabadell SA	376,993	251,251
Banco Santander SA	260,971	866,705
Bankinter SA	25,545	130,155
CaixaBank SA	129,190	352,900
Cellnex Telecom SA	2,788	161,502
Cia de Distribucion Integral Logista Holdings SA	4,601	91,815
CIE Automotive SA	3,832	118,431
†Construcciones y Auxiliar de Ferrocarriles SA	1,158	47,866
Ebro Foods SA	4,342	83,444
†eDreams ODIGEO SA	3,178	35,096
Elecnor SA	2,740	32,755
Enagas SA	17,670	410,497
†Ence Energia y Celulosa SA	6,937	17,816
Endesa SA	12,504	287,860
†Ercros SA	10,000	34,001
Faes Farma SA	22,349	88,656
Ferrovial SA	4,160	130,098
Fluidra SA	4,713	187,965
Fomento de Construcciones y Contratas SA	4,430	55,560
†Gestamp Automocion SA	10,646	53,681
Global Dominion Access SA	7,450	39,308
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Grifols SA	10,130	$ 194,928
Grupo Catalana Occidente SA	1,952	66,671
Iberdrola SA	139,660	1,653,571
Iberpapel Gestion SA	881	18,054
†Indra Sistemas SA	10,647	115,010
Industria de Diseno Textil SA	12,864	414,864
Laboratorios Farmaceuticos Rovi SA	1,231	103,430
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	23,678	43,036
Mapfre SA	66,089	135,123
†Mediaset Espana Comunicacion SA	13,229	62,112
†Melia Hotels International SA	8,112	54,971
Metrovacesa SA	2,067	16,643
Miquel y Costas & Miquel SA	1,868	27,860
†Neinor Homes SA	865	10,380
†Obrascon Huarte Lain SA	6,900	8,013
Pharma Mar SA	597	38,696
†Promotora de Informaciones SA Class A	23,606	15,185
Prosegur Cia de Seguridad SA	21,566	56,567
†Realia Business SA	11,794	10,688
Red Electrica Corp. SA	10,208	220,742
Repsol SA	59,073	699,609
Sacyr SA	32,016	83,076
†Siemens Gamesa Renewable Energy SA	1,528	36,287
†Solaria Energia y Medio Ambiente SA	3,457	66,799
†Tecnicas Reunidas SA	591	4,659
Telefonica SA	229,926	997,007
Telefonica SA ADR	23,814	100,971
†Tubacex SA	8,167	13,966
Unicaja Banco SA	90,580	89,117
Vidrala SA	1,199	118,214
Viscofan SA	2,727	176,679
Zardoya Otis SA	12,104	97,429
		11,303,714
Swaziland–0.01%
†Softwareone Holding AG	2,648	57,194
		57,194
Sweden–3.70%
AAK AB	2,756	59,421
AcadeMedia AB	8,341	51,208
AddLife AB Class B	4,272	179,570

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
AddNode Group AB	803	$ 38,123
AddTech AB Class B	15,000	356,780
AF Poyry AB	3,996	112,477
Alfa Laval AB	3,315	133,162
Alimak Group AB	2,560	32,375
Alligo AB Class B	927	19,697
Ambea AB	2,729	18,259
†Annehem Fastigheter AB Class B	2,992	12,351
ArcelorMittal SA	3,727	119,425
Arjo AB Class B	13,896	170,037
Assa Abloy AB Class B	4,869	148,412
Atlas Copco AB Class A	8,445	583,556
Atlas Copco AB Class B	4,669	274,258
Atrium Ljungberg AB Class B	1,884	41,636
†Attendo AB	8,480	36,084
Avanza Bank Holding AB	6,207	227,358
Axfood AB	3,690	106,228
†BE Group AB	1,666	24,366
Beijer Alma AB Class B	3,471	105,178
†Beijer Electronics Group AB	1,878	16,211
Beijer Ref AB	7,863	171,440
Bergman & Beving AB	2,044	34,025
Besqab AB	861	17,627
†Betsson AB Class B	9,414	56,706
Bilia AB Class A	7,797	137,772
BillerudKorsnas AB	8,553	160,964
BioGaia AB Class B	1,029	58,905
Biotage AB	2,689	77,815
†Boliden AB	13,483	519,901
Bonava AB Class B	6,842	59,224
Bravida Holding AB	8,196	115,119
Bufab AB	2,873	141,727
Bulten AB	815	8,370
Byggmax Group AB	4,180	41,355
†Careium AB	2,027	6,763
Castellum AB	5,351	143,890
Catena AB	937	58,370
Cellavision AB	361	12,960
Clas Ohlson AB Class B	3,191	48,405
Cloetta AB Class B	16,221	46,964
Concentric AB	2,269	70,408
Coor Service Management Holding AB	6,389	58,333
Corem Property Group AB	20,233	73,020
Dios Fastigheter AB	3,818	50,133
Dometic Group AB	18,128	237,971
†Doro AB	2,027	6,931
†Duni AB	3,070	39,682
Dustin Group AB	4,792	56,266
Eastnine AB	1,862	32,640
Elanders AB Class B	763	14,692
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†Electrolux AB Class B	11,611	$ 281,215
†Electrolux Professional AB	11,611	80,383
Elekta AB Class B	16,469	208,226
†Eltel AB	11,132	19,218
†Enea AB	1,287	38,609
Epiroc AB Class A	8,210	207,596
Epiroc AB Class B	4,300	90,933
Essity AB	384	12,553
Essity AB Class B	10,316	336,557
Evolution AB	501	70,812
Fabege AB	4,072	68,152
Fagerhult AB	4,249	28,636
†Fastighets AB Balder Class B	1,316	94,705
Fastighets AB Trianon	354	9,324
FastPartner AB	1,287	17,291
FastPartner AB Class D	40	366
Ferronordic AB	578	21,556
GARO AB	546	13,019
Getinge AB Class B	7,369	321,157
Granges AB	9,560	111,764
H & M Hennes & Mauritz AB Class B	16,057	315,072
†Haldex AB	3,002	17,565
Heba Fastighets AB Class B	684	11,930
Hexagon AB Class B	6,164	97,641
Hexatronic Group AB	2,448	135,652
Hexpol AB	12,560	167,962
HMS Networks AB	1,275	78,733
Holmen AB Class B	1,974	94,536
Hufvudstaden AB Class A	4,780	71,414
†Humana AB	3,911	31,466
Husqvarna AB Class A	1,491	23,712
Husqvarna AB Class B	17,570	280,925
Industrivarden AB Class A	296	9,405
Indutrade AB	7,725	235,852
Instalco AB	1,035	49,627
Intrum AB	4,424	113,993
Inwido AB	6,076	125,617
†ITAB Shop Concept AB	1,500	2,228
JM AB	3,305	149,114
Kabe Group AB Class B	418	12,767
Karnov Group AB	1,736	12,842
Kindred Group PLC	17,043	201,919
KNOW IT AB	1,633	67,859
Lagercrantz Group AB Class B	11,514	169,369
LeoVegas AB	4,528	17,508
Lifco AB Class B	6,100	182,199
Lime Technologies AB	395	15,040
Lindab International AB	6,964	247,718
Loomis AB	6,231	165,977
Lundin Energy AB	2,834	101,408

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Medicover AB	1,344	$ 54,876
†Mekonomen AB	2,222	38,540
Midsona AB Class B	1,338	8,011
MIPS AB	1,320	172,718
†Modern Times Group MTG AB Class B	6,589	67,111
Munters Group AB	1,239	9,591
Mycronic AB	3,341	77,910
NCC AB Class B	4,707	87,258
Nederman Holding AB	1,654	39,833
†Net Insight AB Class B	38,456	28,079
New Wave Group AB Class B	5,098	94,669
Nibe Industrier AB Class B	2,520	38,077
Nobia AB	10,077	60,680
Nobina AB	6,838	80,953
Nokian Renkaat Oyj	8,214	310,371
Nolato AB Class B	19,160	227,917
†Nordic Entertainment Group AB Class B	2,429	125,855
Nordic Waterproofing Holding AB	2,580	63,473
†Note AB	708	18,042
Nyfosa AB	5,432	93,493
†OEM International AB Class B	1,713	35,146
Peab AB Class B	14,960	188,536
Platzer Fastigheter Holding AB Class B	1,510	22,616
Pricer AB Class B	7,903	21,409
Proact IT Group AB	2,340	22,529
Probi AB	234	10,294
Ratos AB Class B	17,331	110,765
†RaySearch Laboratories AB	882	5,515
Rejlers AB	587	9,471
Resurs Holding AB	8,813	36,988
Rottneros AB	7,980	9,202
Saab AB Class B	3,204	81,381
Sagax AB Class B	2,136	71,850
Samhallsbyggnadsbolaget i Norden AB	31,695	200,191
Sandvik AB	22,418	624,869
Scandi Standard AB	5,314	24,111
†Sdiptech AB Class B	422	22,020
†Sectra AB Class B	8,550	189,428
Securitas AB Class B	19,209	264,248
Semcon AB	1,825	25,609
†Sinch AB	4,060	51,230
Skandinaviska Enskilda Banken AB Class A	17,046	236,659
Skanska AB Class B	14,093	364,179
SKF AB Class A	825	20,040
SKF AB Class B	10,263	242,717
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
SkiStar AB	3,916	$ 73,583
†Solid Forsakring AB	881	5,728
†SSAB AB Class A	13,409	77,504
†SSAB AB Class B	42,085	211,752
†Stendorren Fastigheter AB	358	12,064
Svenska Cellulosa AB SCA Class A	1,121	19,975
Svenska Cellulosa AB SCA Class B	13,587	241,092
Svenska Handelsbanken AB Class A	19,294	208,528
Sweco AB	6,900	129,840
Swedbank AB Class A	9,886	198,667
Swedish Match AB	23,119	183,534
†Swedish Orphan Biovitrum AB	5,057	103,413
Systemair AB	5,564	62,744
Tele2 AB Class B	25,108	358,182
Telefonaktiebolaget LM Ericsson Class A	2,154	23,845
Telefonaktiebolaget LM Ericsson Class B	63,092	694,204
Telia Co. AB	88,337	345,483
Thule Group AB	2,880	173,930
Trelleborg AB Class B	5,994	157,267
Troax Group AB	3,047	156,292
VBG Group AB Class B	1,159	24,052
Vitec Software Group AB Class B	644	39,691
Volati AB	837	20,980
Volvo AB Class A	9,281	217,709
Volvo AB Class B	48,270	1,116,316
Wallenstam AB Class B	2,582	47,940
Wihlborgs Fastigheter AB	4,936	111,864
		20,268,311
Switzerland–7.93%
ABB Ltd.	13,976	532,664
Adecco Group AG	7,817	398,334
Alcon, Inc.	11,667	1,021,313
Allreal Holding AG	1,177	260,592
†ALSO Holding AG	461	151,181
†ams AG	20,315	367,609
†APG SGA SA	98	21,403
Arbonia AG	5,155	116,227
†Aryzta AG	71,951	89,693
†Ascom Holding AG	1,382	17,787
†Autoneum Holding AG	251	46,653
Bachem Holding AG Class B	129	101,013
Baloise Holding AG	3,294	537,623
Banque Cantonale de Geneve	199	35,052

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Banque Cantonale Vaudoise	1,245	$ 96,568
Barry Callebaut AG	174	422,411
Bell Food Group AG	177	56,611
Bellevue Group AG	933	42,134
Berner Kantonalbank AG	349	77,560
BKW AG	663	86,087
†Bobst Group SA	566	51,353
Bossard Holding AG Class A	510	183,409
Bucher Industries AG	517	254,761
Burckhardt Compression Holding AG	160	75,644
Burkhalter Holding AG	316	21,848
Bystronic AG	97	136,171
Calida Holding AG	290	15,468
Carlo Gavazzi Holding AG	46	13,883
Cembra Money Bank AG	2,367	172,176
Chocoladefabriken Lindt & Spruengli AG	2	268,218
†Cicor Technologies Ltd.	245	14,171
Cie Financiere Richemont SA Class A	5,356	800,373
Cie Financiere Tradition SA	107	12,271
†Clariant AG	31,550	655,381
†Coca-Cola HBC AG	4,962	171,602
†Coltene Holding AG	332	40,953
Comet Holding AG	54	19,859
Credit Suisse Group AG	22,997	222,970
†Credit Suisse Group AG ADR	29,550	284,862
Daetwyler Holding AG	212	93,301
DKSH Holding AG	2,900	239,033
dormakaba Holding AG	215	141,998
†Dufry AG	4,126	203,389
†EFG International AG	9,157	69,653
Emmi AG	145	170,862
EMS-Chemie Holding AG	120	134,110
Energiedienst Holding AG	234	11,916
†Evolva Holding SA	58,889	8,660
†Feintool International Holding AG	279	17,698
Fenix Outdoor International AG	263	35,683
†Flughafen Zurich AG	1,360	244,234
Forbo Holding AG	65	133,158
Galenica AG	3,768	282,973
†GAM Holding AG	14,490	21,584
Geberit AG	932	759,705
Georg Fischer AG	303	458,444
Givaudan SA	69	362,016
†Glencore PLC	233,552	1,185,308
Gurit Holding AG	24	40,819
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Helvetia Holding AG	2,778	$ 326,346
†HOCHDORF Holding AG	78	3,724
†Holcim Ltd.	12,497	635,585
Huber & Suhner AG	1,033	98,460
Hypothekarbank Lenzburg AG	7	32,419
†Implenia AG	1,019	23,216
†Ina Invest Holding AG	203	4,166
Inficon Holding AG	90	131,575
Interroll Holding AG	41	184,336
Intershop Holding AG	54	36,269
Investis Holding SA	307	35,208
Julius Baer Group Ltd.	13,400	896,088
†Jungfraubahn Holding AG	291	42,803
Kardex Holding AG	617	202,519
†Komax Holding AG	254	70,371
Kudelski SA	1,531	6,217
Kuehne & Nagel International AG	1,421	457,643
†Landis & Gyr Group AG	1,668	112,582
LEM Holding SA	36	100,351
Liechtensteinische Landesbank AG	961	55,373
Logitech International SA	4,000	333,358
Lonza Group AG	461	383,823
Luzerner Kantonalbank AG	284	129,231
†Medacta Group SA	345	53,764
†Medartis Holding AG	190	27,149
†Medmix AG	1,270	62,756
Metall Zug AG	22	49,737
Mobilezone Holding AG	2,635	39,301
†Mobimo Holding AG	541	181,382
Nestle SA	50,792	7,091,441
Novartis AG	21,379	1,878,615
Novartis AG ADR	1,018	89,044
OC Oerlikon Corp. AG	14,129	144,498
†Orascom Development Holding AG	824	9,730
Orior AG	492	48,541
Partners Group Holding AG	461	761,023
Phoenix Mecano AG	34	15,131
Plazza AG Class A	93	34,395
PSP Swiss Property AG	1,686	210,101
†Rieter Holding AG	353	68,350
Roche Holding AG	8,947	3,725,211
Romande Energie Holding SA	25	37,451
†Schaffner Holding AG	33	10,973
Schindler Holding AG	592	158,205
Schweiter Technologies AG	88	130,571
†Sensirion Holding AG	372	54,249

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
SFS Group AG	1,215	$ 167,727
SGS SA	151	503,388
†Siegfried Holding AG	333	323,931
†Siemens Energy AG	10,321	263,333
†SIG Combibloc Group AG	16,025	446,363
Sika AG	2,805	1,165,806
Sonova Holding AG	841	328,660
St Galler Kantonalbank AG	243	116,006
Straumann Holding AG	126	266,438
Sulzer AG	1,270	124,761
Swatch Group AG	3,727	563,878
Swiss Life Holding AG	1,428	872,475
Swiss Prime Site AG	5,751	564,564
Swiss Re AG	6,649	656,346
†Swiss Steel Holding AG	99,178	37,388
Swisscom AG	1,723	971,986
Swissquote Group Holding SA	868	190,056
Tecan Group AG	187	113,577
Temenos AG	2,955	407,321
†TX Group AG	202	34,672
†u-blox Holding AG	564	43,474
UBS Group AG	37,275	667,154
Valiant Holding AG	1,122	112,208
†Valora Holding AG	314	53,550
VAT Group AG	994	492,550
Vaudoise Assurances Holding SA	70	34,151
Vetropack Holding AG	950	60,053
Vifor Pharma AG	3,686	654,810
Vontobel Holding AG	2,352	205,666
VP Bank AG	349	36,999
VZ Holding AG	830	89,085
†V-ZUG Holding AG	220	29,697
Warteck Invest AG	8	20,808
Ypsomed Holding AG	215	43,886
Zehnder Group AG	646	65,744
Zug Estates Holding AG	24	52,151
Zuger Kantonalbank AG	9	66,572
Zurich Insurance Group AG	1,975	865,206
		43,404,153
Taiwan–0.00%
†FIT Hon Teng Ltd.	30,000	5,886
		5,886
United Arab Emirates–0.00%
=†NMC Health PLC	2,337	0
		0
United Kingdom–11.99%
4imprint Group PLC	1,836	70,080
888 Holdings PLC	14,760	60,135
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Abcam PLC	2,463	$ 57,775
Admiral Group PLC	5,705	243,784
AG Barr PLC	6,257	43,870
Airtel Africa PLC	62,037	112,268
AJ Bell PLC	7,216	37,057
Alfa Financial Software Holdings PLC	4,940	12,671
Alliance Pharma PLC	27,699	40,791
†Allied Minds PLC	501	145
Anglo American PLC	27,598	1,126,635
Anglo-Eastern Plantations PLC	1,229	11,977
†Ascential PLC	18,868	102,768
Ashmore Group PLC	20,103	79,182
Ashtead Group PLC	12,181	979,693
†ASOS PLC	2,441	78,999
Associated British Foods PLC	6,035	164,027
†Aston Martin Lagonda Global Holdings PLC	1,497	27,415
AstraZeneca PLC	667	78,347
AstraZeneca PLC ADR	28,944	1,685,988
Auto Trader Group PLC	41,240	413,071
AVEVA Group PLC	1,112	51,235
Aviva PLC	92,662	514,735
Avon Rubber PLC	1,962	29,770
B&M European Value Retail SA	51,793	444,462
†Babcock International Group PLC	42,799	184,567
BAE Systems PLC	74,041	551,000
Bakkavor Group PLC	16,224	27,714
Balfour Beatty PLC	35,114	124,525
Bank of Georgia Group PLC	3,870	87,374
Barclays PLC	164,320	415,917
Barclays PLC ADR	15,733	162,837
Barratt Developments PLC	21,025	212,869
†Beazley PLC	30,216	190,711
Begbies Traynor Group PLC	6,705	12,216
Bellway PLC	6,163	278,287
†Berkeley Group Holdings PLC	4,696	303,512
BHP Group PLC	8,188	243,768
Biffa PLC	20,944	101,630
Bloomsbury Publishing PLC	5,977	29,125
Bodycote PLC	12,254	143,555
†boohoo Group PLC	35,966	59,976
BP PLC	271,037	1,212,479
BP PLC ADR	40,348	1,074,467
Braemar Shipping Services PLC	3,535	12,991

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Brewin Dolphin Holdings PLC	18,204	$ 91,168
British American Tobacco PLC	24,554	908,481
Britvic PLC	20,631	256,911
BT Group PLC	502,741	1,153,762
Bunzl PLC	7,335	286,431
Burberry Group PLC	8,557	210,509
Bytes Technology Group PLC	4,878	37,470
†Capita PLC	105,348	52,047
Capricorn Energy PLC	47,847	121,949
†Card Factory PLC	28,435	22,977
CareTech Holdings PLC	2,708	21,113
†Carnival PLC	1,149	21,518
†Carnival PLC ADR	748	13,831
Carr's Group PLC	4,050	8,771
†Cazoo Group Ltd.	3,109	18,747
Central Asia Metals PLC	13,232	46,387
†Centrica PLC	436,371	422,315
Chemring Group PLC	20,014	80,186
Chesnara PLC	11,599	44,745
†Cineworld Group PLC	64,496	27,927
Clarkson PLC	579	30,408
Clinigen Group Plc	6,520	80,794
Clipper Logistics PLC	5,319	52,269
Close Brothers Group PLC	8,325	158,207
CLS Holdings PLC	9,454	27,960
CMC Markets PLC	11,645	41,533
Coats Group PLC	84,286	78,947
Coca-Cola Europacific Partners PLC	5,883	328,728
†Compass Group PLC	6,852	153,122
Computacenter PLC	6,315	248,737
ContourGlobal PLC	12,883	33,376
ConvaTec Group PLC	43,899	114,769
†Costain Group PLC	7,704	5,568
†Countryside Properties PLC	15,432	93,996
Cranswick PLC	2,904	145,515
Crest Nicholson Holdings plc	18,290	92,094
Croda International PLC	1,875	256,836
Currys PLC	84,982	131,591
CVS Group PLC	2,202	66,764
†De La Rue PLC	5,613	11,806
Dechra Pharmaceuticals PLC	1,086	78,275
Devro PLC	15,625	43,567
DFS Furniture PLC	14,362	51,515
Diageo PLC	3,922	214,256
Diageo PLC ADR	3,790	834,331
†Dignity PLC	2,479	19,797
Diploma PLC	5,621	256,704
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Direct Line Insurance Group PLC	72,355	$ 273,242
DiscoverIE Group PLC	4,227	58,702
Diversified Energy Co. PLC	15,850	22,398
Domino's Pizza Group PLC	23,734	147,390
dotdigital group plc	7,254	19,421
Drax Group PLC	28,797	235,818
DS Smith PLC	72,865	378,528
Dunelm Group PLC	7,849	146,718
DWF Group plc	14,866	22,939
†easyJet PLC	10,076	75,829
Electrocomponents PLC	35,880	585,698
†Elementis PLC	44,070	78,501
EMIS Group PLC	3,771	69,418
Endeavour Mining PLC	13,456	294,980
†Energean PLC	3,643	42,160
†EnQuest PLC	228,058	57,786
†Esken Ltd.	7,351	1,407
Essentra PLC	12,680	59,212
Euromoney Institutional Investor PLC	2,798	35,032
Evraz PLC	23,096	188,070
Experian PLC	17,478	859,235
FDM Group Holdings PLC	5,430	93,489
Ferrexpo PLC	25,210	102,164
Fevertree Drinks PLC	4,467	163,553
†Firstgroup PLC	30,831	42,649
†FLEX LNG Ltd.	2,019	45,027
Forterra PLC	15,583	58,215
Foxtons Group PLC	7,206	3,853
†Frasers Group PLC	18,564	193,731
†Frontier Developments PLC	992	23,900
Fuller Smith & Turner PLC Class A	2,606	25,185
Future PLC	2,050	106,274
Galliford Try Holdings PLC	7,192	17,503
Games Workshop Group PLC	2,160	291,490
Gamma Communications PLC	4,520	100,948
GB Group PLC	1,366	13,654
Gem Diamonds Ltd.	5,209	3,342
Genel Energy Plc	15,768	27,810
Genuit Group PLC	10,895	86,417
Genus PLC	728	48,658
†Georgia Capital PLC	2,757	26,607
GlaxoSmithKline PLC	16,266	353,723
GlaxoSmithKline PLC ADR	25,756	1,135,840
†Go-Ahead Group PLC	4,885	44,103
Goodwin PLC	290	12,679
Grainger PLC	33,758	143,933
†Greencore Group PLC	34,767	60,941
Greggs PLC	11,750	530,724

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Gulf Keystone Petroleum Ltd.	17,982	$ 43,665
†Gym Group PLC	10,516	36,225
H&T Group PLC	1,906	7,611
Halfords Group PLC	18,444	86,229
Halma PLC	4,637	200,845
Hargreaves Lansdown PLC	8,228	150,906
Harworth Group PLC	7,902	19,252
Hays PLC	93,860	185,739
Headlam Group PLC	2,792	16,175
Helical PLC	8,670	53,278
†Helios Towers PLC	17,941	41,769
Henry Boot PLC	9,398	36,127
Hikma Pharmaceuticals PLC	6,327	190,033
Hill & Smith Holdings PLC	3,711	90,214
Hilton Food Group PLC	5,422	83,664
Hiscox Ltd.	14,388	167,640
Hochschild Mining PLC	22,075	38,873
†Hollywood Bowl Group PLC	7,810	25,265
HomeServe PLC	22,425	265,440
Howden Joinery Group PLC	51,696	630,598
HSBC Holdings PLC ADR	38,241	1,152,966
†HSBC Holdings PLC (London Shares)	30,517	185,321
Hunting PLC	13,315	30,494
Ibstock PLC	19,333	53,331
IMI PLC	23,615	554,896
Impax Asset Management Group PLC	2,656	52,919
Imperial Brands PLC	49,677	1,086,939
Inchcape PLC	32,613	401,484
†Indivior PLC	58,090	202,073
†Informa PLC	29,384	205,466
IntegraFin Holdings PLC	12,504	94,863
†InterContinental Hotels Group PLC ADR	3,029	197,521
†International Consolidated Airlines Group SA	7,894	15,224
Intertek Group PLC	3,801	289,655
Investec PLC	51,086	278,318
iomart Group PLC	2,391	5,502
†IQE PLC	30,765	14,387
†ITV PLC	154,197	230,733
†IWG PLC	53,169	209,424
†J D Wetherspoon PLC	7,462	97,063
J Sainsbury PLC	115,290	430,388
†James Fisher & Sons PLC	3,307	16,540
James Halstead PLC	3,744	29,089
†JD Sports Fashion PLC	170,100	501,460
†JET2 PLC	3,318	50,076
†John Menzies PLC	6,643	27,874
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†John Wood Group PLC	56,299	$ 145,625
Johnson Matthey PLC	10,370	287,183
†Johnson Service Group PLC	23,518	46,985
Jupiter Fund Management PLC	30,719	106,610
†Just Group PLC	95,906	108,524
Kainos Group PLC	5,562	144,320
Keller Group PLC	5,506	73,409
†Kier Group PLC	20,024	29,814
†Kin & Carta PLC	6,598	25,988
Kingfisher PLC	102,532	469,500
†Lamprell PLC	12,474	6,045
Lancashire Holdings Ltd.	8,998	64,550
Legal & General Group PLC	98,263	395,687
†Liberty Global PLC Class A	1,294	35,896
†Liberty Global PLC Class C	3,168	88,989
Liontrust Asset Management PLC	785	23,376
Lloyds Banking Group PLC	725,888	469,647
Lloyds Banking Group PLC ADR	43,871	111,871
London Stock Exchange Group PLC	1,956	183,475
†Lookers PLC	24,983	22,487
LSL Property Services PLC	3,879	21,527
Luceco PLC	17,351	81,847
Macfarlane Group PLC	5,587	9,831
Man Group PLC	94,429	290,650
†Marks & Spencer Group PLC	140,962	441,509
Marshalls PLC	11,365	106,528
†Marston's PLC	45,699	47,629
†McBride PLC	15,062	12,232
Mears Group PLC	12,639	32,248
†Mediclinic International PLC	29,738	128,967
†Meggitt PLC	25,843	258,151
Melrose Industries PLC	100,178	216,818
†Metro Bank PLC	6,365	8,279
Micro Focus International PLC	22,430	126,875
Micro Focus International PLC Sponsored ADR	2,621	14,599
Midwich Group PLC	1,736	14,780
†Mitchells & Butlers PLC	24,688	85,546
Mitie Group PLC	68,656	59,939
MJ Gleeson PLC	2,085	21,335
Mondi PLC	19,129	472,789
Moneysupermarket.com Group PLC	35,323	103,273
Morgan Advanced Materials PLC	24,596	119,352

LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Morgan Sindall Group PLC	2,724	$ 92,914
Mortgage Advice Bureau Holdings Ltd.	3,472	68,143
†Motorpoint group PLC	3,394	16,079
†N Brown Group PLC	7,054	4,115
†National Express Group PLC	37,376	130,118
National Grid PLC	5,902	84,664
National Grid PLC ADR	4,598	332,527
Natwest Group PLC	53,246	162,665
Natwest Group PLC ADR	26,623	162,667
NCC Group PLC	15,754	49,791
Next Fifteen Communications Group PLC	1,762	31,958
Next PLC	2,960	326,530
Nichols PLC	578	11,677
Norcros PLC	5,059	21,433
Numis Corp. PLC	6,867	31,788
†Ocado Group PLC	1,546	35,114
†On the Beach Group PLC	10,599	40,887
†Oxford Biomedica PLC	561	9,340
Oxford Instruments PLC	3,788	134,847
Pagegroup PLC	30,187	258,846
Pan African Resources PLC	36,317	8,209
PayPoint PLC	4,583	41,252
Pearson PLC	20,095	166,788
Pearson PLC ADR	4,102	34,457
†Pendragon PLC	139,742	43,882
Pennon Group PLC	6,816	107,665
Persimmon PLC	9,629	372,232
†Petrofac Ltd.	31,142	48,602
†Petropavlovsk PLC	107,235	27,796
Pets at Home Group Plc	41,674	262,296
†Pharos Energy PLC	14,884	5,238
Phoenix Group Holdings PLC	31,661	279,927
†Photo-Me International PLC	14,970	12,765
†Playtech Plc	19,897	197,274
Polar Capital Holdings PLC	4,376	46,970
Porvair PLC	1,608	15,671
†PPHE Hotel Group Ltd.	770	14,925
Premier Foods PLC	53,193	80,495
Prudential PLC	13,731	236,873
Prudential PLC ADR	1,713	58,979
PZ Cussons PLC	13,279	36,936
QinetiQ Group PLC	33,003	118,825
†Rank Group PLC	8,180	17,272
Reach PLC	25,344	96,910
Reckitt Benckiser Group PLC	9,346	802,281
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Redde Northgate PLC	22,698	$ 134,105
Redrow PLC	16,777	159,141
RELX PLC	8,237	267,621
RELX PLC ADR	13,938	454,518
Renew Holdings PLC	979	11,065
†Renewi PLC	5,538	56,744
Rentokil Initial PLC	53,152	420,152
†Restaurant Group PLC	23,180	29,587
Ricardo PLC	2,769	16,828
Rightmove PLC	41,268	444,073
Rio Tinto PLC	4,997	330,880
Rio Tinto PLC ADR	27,290	1,826,793
Robert Walters PLC	3,858	40,209
†Rolls-Royce Holdings PLC	140,122	233,057
Rotork PLC	43,440	210,027
Royal Dutch Shell PLC Class B ADR	36,411	1,578,417
Royal Mail PLC	77,199	528,733
RPS Group PLC	21,381	35,828
RWS Holdings PLC	5,347	47,043
Sabre Insurance Group PLC	12,837	31,936
†Saga PLC	5,262	20,299
Sage Group PLC	15,240	175,875
Savills PLC	10,336	196,983
Schroders PLC	3,047	146,824
Schroders PLC Non-Voting Shares	950	29,639
†Senior PLC	23,298	46,356
Serco Group PLC	85,327	155,455
Serica Energy PLC	6,735	21,970
Severfield PLC	10,593	9,750
Severn Trent PLC	6,456	257,524
†SIG PLC	35,371	22,770
Smart Metering Systems PLC	4,474	50,929
Smith & Nephew PLC	6,895	120,719
Smith & Nephew PLC ADR	2,921	101,125
Smiths Group PLC	13,998	299,268
Softcat PLC	8,387	204,794
Spectris PLC	4,371	216,421
Speedy Hire PLC	45,398	38,958
Spirax-Sarco Engineering PLC	2,357	512,046
†Spire Healthcare Group PLC	26,170	88,556
Spirent Communications PLC	22,437	83,881
SSE PLC	37,954	847,135
†SSP Group Plc	29,269	95,121
St. James's Place PLC	14,805	337,362
†Stagecoach Group PLC	50,853	61,777
Standard Chartered PLC	56,678	343,997

LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Standard Life Aberdeen PLC	130,173	$ 424,455
SThree PLC	11,172	70,165
†Studio Retail Group PLC	3,000	6,659
STV Group PLC	2,471	11,706
Subsea 7 SA	10,721	76,692
†Superdry PLC	2,865	10,761
Synthomer PLC	23,821	128,843
Tate & Lyle PLC	36,327	325,213
Tatton Asset Management PLC	5,219	41,043
Taylor Wimpey PLC	108,287	257,234
†Ted Baker PLC	3,155	4,403
Telecom Plus PLC	4,932	105,877
Tesco PLC	131,393	515,578
TI Fluid Systems PLC	8,152	28,137
Topps Tiles PLC	15,052	13,243
†TORM PLC	3,804	29,885
TP ICAP Group PLC	56,555	116,892
TT Electronics plc	12,612	43,702
†Tullow Oil PLC	15,498	9,744
Tyman PLC	15,851	85,713
Ultra Electronics Holdings PLC	3,056	131,539
Unilever PLC	7,977	427,279
Unilever PLC ADR	27,085	1,456,902
United Utilities Group PLC	17,495	257,879
Vertu Motors PLC	24,358	22,683
Vesuvius PLC	12,213	74,422
Victrex PLC	4,142	137,021
†Virgin Money UK PLC	94,850	228,267
Vistry Group PLC	16,255	260,503
Vitec Group PLC	2,446	47,013
Vivo Energy PLC	7,163	12,779
Vodafone Group PLC	523,076	794,811
Vodafone Group PLC ADR	26,464	395,108
Volex PLC	4,222	19,687
Volution Group PLC	1,302	9,746
Vp PLC	1,013	12,697
†Watches of Switzerland Group PLC	9,882	189,936
Watkin Jones PLC	10,791	38,195
Weir Group PLC	9,625	222,973
†WH Smith PLC	5,389	107,955
†Whitbread PLC	5,646	228,882
Wincanton PLC	9,853	49,078
WPP PLC	32,090	486,260
WPP PLC ADR	400	30,220
†Xaar PLC	886	2,183
XP Power Ltd.	694	47,908
Young & Co's Brewery PLC Class A	2,151	45,419
Zotefoams PLC	3,613	19,659
		65,648,108
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States–0.09%
†Arko Corp.	2,139	$ 18,759
Jackson Financial, Inc.	428	17,903
Primo Water Corp.	7,887	139,126
Waste Connections, Inc.	2,164	294,888
		470,676
Total Common Stock (Cost $427,551,475)		540,305,094
PREFERRED STOCKS–0.58%
Germany–0.58%
Bayerische Motoren Werke AG 2.66%	2,185	181,195
Biotest AG 0.10%	349	15,393
Draegerwerk AG & Co. KGaA 0.35%	847	53,066
FUCHS PETROLUB SE 2.52%	4,348	196,482
Henkel AG & Co. KGaA 2.63%	987	79,642
Jungheinrich AG 0.97%	4,759	241,738
Porsche Automobil Holding SE 2.55%	3,579	337,903
Sartorius AG 0.13%	852	576,242
Schaeffler AG 3.42%	9,333	77,157
Sixt SE 0.06%	1,325	130,564
STO SE & Co. KGaA 2.44%	150	37,741
Villeroy & Boch AG 2.46%	830	21,734
Volkswagen AG 2.67%	6,034	1,212,129
Total Preferred Stocks (Cost $2,342,115)		3,160,986
RIGHTS–0.00%
Spain–0.00%
†Faes Farma SA expiration date 4/1/22	22,349	4,631
Total Rights (Cost $4,314)		4,631
WARRANTS–0.00%
Australia–0.00%
=†Decmil Group Ltd. exp 9/15/22 exercise price AUD 1.0000	1,097	0
		0
Canada–0.00%
†Cenovus Energy, Inc. exp 1/01/26 exercise price CAD 6.5400	734	5,518
		5,518

LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
Italy–0.00%
=†Webuild SpA exp 8/02/30 exercise price EUR 1.0000	746	$ 0
		0
Singapore–0.00%
=†Ezion Holdings Ltd. exp 4/16/23 exercise price SGD 0.2763	26,754	0
		0
Total Warrants (Cost $2,734)		5,518

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.51%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	2,765,312	$ 2,765,312
Total Money Market Fund (Cost $2,765,312)		2,765,312

TOTAL INVESTMENTS–99.76% (Cost $432,665,950)	546,241,541
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	1,315,893
NET ASSETS APPLICABLE TO 42,929,676 SHARES OUTSTANDING–100.00%	$547,557,434
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($407,046,589 / 31,899,612 Shares)	$12.760
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($140,510,845 / 11,030,064 Shares)	$12.739
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$465,565,593
Distributable earnings/(accumulated loss)	81,991,841
TOTAL NET ASSETS	$547,557,434

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $130,723 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $717,421 payable for securities purchased, $22,466 payable for fund shares redeemed, $114,783 other accrued expenses payable and $303,407 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
CAD–Canadian Dollar
EUR–Euro
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LNG–Liquefied Natural Gas
SDR–Swedish Depositary Receipt
SGD–Singapore Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–52

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$16,027,079
Foreign taxes withheld	(1,344,842)
14,682,237
EXPENSES:
Management fees	3,008,457
Distribution fees-Service Class	315,006
Pricing fees	171,965
Shareholder servicing fees	150,423
Professional fees	121,224
Custodian fees	119,212
Accounting and administration expenses	107,009
Trustees’ fees and expenses	10,910
Reports and statements to shareholders	9,153
Consulting fees	2,630
Interest expense	(28,645)
Other	10,794
3,998,138
Less:
Expenses reimbursed	(471,517)
Total operating expenses	3,526,621
NET INVESTMENT INCOME	11,155,616
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	7,367,441
Foreign currencies	(72,828)
Net realized gain	7,294,613
Net change in unrealized appreciation (depreciation) of:
Investments	43,916,185
Foreign currencies	(42,909)
Net change in unrealized appreciation (depreciation)	43,873,276
NET REALIZED AND UNREALIZED GAIN	51,167,889
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,323,505
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,155,616	$ 7,326,386
Net realized gain (loss)	7,294,613	(8,288,159)
Net change in unrealized appreciation (depreciation)	43,873,276	39,100,858
Net increase in net assets resulting from operations	62,323,505	38,139,085
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(9,120,704)	(5,909,716)
Service Class	(2,790,536)	(1,543,812)
	(11,911,240)	(7,453,528)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,789,007	67,789,621
Service Class	29,793,688	22,475,272
Reinvestment of dividends and distributions:
Standard Class	9,120,704	5,909,716
Service Class	2,790,536	1,543,812
	75,493,935	97,718,421
Cost of shares redeemed:
Standard Class	(47,562,373)	(61,593,181)
Service Class	(16,347,763)	(15,616,954)
	(63,910,136)	(77,210,135)
Increase in net assets derived from capital share transactions	11,583,799	20,508,286
NET INCREASE IN NET ASSETS	61,996,064	51,193,843
NET ASSETS:
Beginning of year	485,561,370	434,367,527
End of year	$547,557,434	$485,561,370
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.539	$ 10.972	$ 9.291	$ 11.499	$ 9.192
Income (loss) from investment operations:
Net investment income[1]	0.280	0.181	0.257	0.241	0.204
Net realized and unrealized gain (loss)	1.235	0.569	1.671	(2.252)	2.306
Total from investment operations	1.515	0.750	1.928	(2.011)	2.510
Less dividends and distributions from:
Net investment income	(0.294)	(0.183)	(0.247)	(0.197)	(0.203)
Total dividends and distributions	(0.294)	(0.183)	(0.247)	(0.197)	(0.203)
Net asset value, end of period	$ 12.760	$ 11.539	$ 10.972	$ 9.291	$ 11.499
Total return[2]	13.22%	6.86%	20.85%	(17.55%)	27.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$407,047	$373,079	$338,633	$ 262,312	$210,166
Ratio of expenses to average net assets	0.63%	0.65%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.76%	0.87%	1.00%	1.03%
Ratio of net investment income to average net assets	2.21%	1.84%	2.50%	2.19%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	1.73%	2.31%	1.87%	1.59%
Portfolio turnover	12%	18%	8%	4%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.522	$ 10.960	$ 9.285	$ 11.493	$ 9.191
Income (loss) from investment operations:
Net investment income[1]	0.248	0.156	0.231	0.213	0.181
Net realized and unrealized gain (loss)	1.234	0.565	1.668	(2.246)	2.297
Total from investment operations	1.482	0.721	1.899	(2.033)	2.478
Less dividends and distributions from:
Net investment income	(0.265)	(0.159)	(0.224)	(0.175)	(0.176)
Total dividends and distributions	(0.265)	(0.159)	(0.224)	(0.175)	(0.176)
Net asset value, end of period	$ 12.739	$ 11.522	$ 10.960	$ 9.285	$ 11.493
Total return[2]	12.94%	6.61%	20.53%	(17.75%)	27.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,511	$112,482	$ 95,734	$ 63,201	$ 43,703
Ratio of expenses to average net assets	0.88%	0.90%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	1.01%	1.12%	1.25%	1.28%
Ratio of net investment income to average net assets	1.96%	1.59%	2.25%	1.94%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.48%	2.06%	1.62%	1.34%
Portfolio turnover	12%	18%	8%	4%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Dimensional International Core Equity Fund is $469,934 and $465,904 respectively.
LVIP Dimensional International Core Equity Fund–56

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.58% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
Effective April 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class and 0.87% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 1, 2021, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.64% the Fund’s average daily net assets for the Standard Class and 0.89% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	Total
LIAC	$ 332,060	$ 471,517	$ 803,577
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$29,949
Legal	4,847
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Dimensional International Core Equity Fund–57

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,500 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$130,723
Management fees payable to LIAC	261,029
Distribution fees payable to LFD	28,675
Printing and mailing fees payable to Lincoln Life	652
Shareholder servicing fees payable to Lincoln Life	13,051
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$70,392,660
Sales	59,926,561
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$436,907,144
Aggregate unrealized appreciation of investments	$147,212,517
Aggregate unrealized depreciation of investments	(37,878,120)
Net unrealized appreciation of investments	$109,334,397
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 34,752,120	$ —	$ —	$ 34,752,120
Austria	257,015	2,811,561	—	3,068,576
Belgium	5,967,781	—	—	5,967,781
Britain	370,271	—	—	370,271
Canada	57,206,488	46,348	—	57,252,836
Chile	257,392	3,453	—	260,845
China	14,515	165,097	—	179,612
Denmark	1,248,583	11,285,526	—	12,534,109
Faeroe Islands	—	440,381	—	440,381
Finland	532,780	8,255,894	—	8,788,674
France	43,192,015	—	—	43,192,015
Georgia	17,733	—	—	17,733
Germany	1,631,981	33,585,700	—	35,217,681
Greenland	900,217	—	—	900,217
Guernsey	12,108	—	—	12,108
Hong Kong	12,462,189	—	14,617	12,476,806
Ireland	6,076,293	8,336	—	6,084,629
Isle Of Man	287,942	—	—	287,942
Israel	1,024,340	5,511,725	—	6,536,065
Italy	212,001	13,782,719	—	13,994,720
Japan	493,021	116,727,768	277,403	117,498,192
Jersey	187,166	—	—	187,166
Luxembourg	1,247,016	691,794	—	1,938,810
Macau	59,621	—	—	59,621
Malta	—	15,455	—	15,455
Mexico	83,311	—	—	83,311
Mongolia	10,526	—	—	10,526
Netherlands	22,264,899	1,572,439	—	23,837,338
New Zealand	2,719,977	—	—	2,719,977
Norway	597,738	4,313,591	—	4,911,329
Philippines	14,666	—	—	14,666
Portugal	1,169,794	—	—	1,169,794
Singapore	4,251,030	104,181	10,535	4,365,746
Spain	1,137,616	10,166,098	—	11,303,714
Swaziland	—	57,194	—	57,194
Sweden	1,663,189	18,605,122	—	20,268,311
Switzerland	4,877,599	38,526,554	—	43,404,153
Taiwan	5,886	—	—	5,886
United Arab Emirates	—	—	—*	—
United Kingdom	65,496,504	151,604	—	65,648,108
United States	470,676	—	—	470,676
Preferred Stocks
Germany	59,475	3,101,511	—	3,160,986
Rights	4,631	—	—	4,631
Warrants	5,518	—	—*	5,518
Money Market Fund	2,765,312	—	—	2,765,312
Total Investments	$276,008,935	$269,930,051	$302,555	$546,241,541

LVIP Dimensional International Core Equity Fund–59

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2021, the majority of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Company (“PFICS”) Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$11,911,240	$7,453,528
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 3,877,682
Capital loss carryforward	(31,246,917)
Net unrealized appreciation	109,361,071
Distributable earnings/(accumulated loss)	$ 81,991,836
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$19,757,794	$11,489,123	$31,246,917
In 2021, the Fund utilized $5,781,788 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,648,630	7,588,773
Service Class	2,345,808	2,467,842
Shares reinvested:
Standard Class	737,516	530,055
Service Class	225,935	138,880
	5,957,889	10,725,550
Shares redeemed:
Standard Class	(3,817,209)	(6,651,410)
Service Class	(1,303,981)	(1,579,588)
	(5,121,190)	(8,230,998)
Net increase	836,699	2,494,552
LVIP Dimensional International Core Equity Fund–60

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund–61

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Dimensional International Core Equity Fund–62

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional International Core Equity Fund–63

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced its investment management fee in March 2020 and that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the LVIP Dimensional International Core Equity Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board considered LIAC’s comments that underperformance for the three- and five-year periods as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small cap bias. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes a breakpoint and the fees of clients with similar strategies advised by Dimensional and considered that Dimensional’s subadvisory fee was reduced effective March 2021. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Core Equity Fund–64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Dimensional International Core Equity Fund–65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Dimensional International Core Equity Fund–66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Core Equity Fund–67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Core Equity Fund–68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund–69

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 27.55% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 3000 Index1, returned 25.66%.
The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets.
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 11.6%. Mid caps (Russell Midcap® Index4), a subset of the Russell 1000® Index universe, outperformed small caps by 7.8% and underperformed large caps by 3.9%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) underperformed large cap growth stocks (Russell 1000® Growth Index6) by 2.4%, and small cap value stocks (Russell 2000® Value Index7) outperformed small cap growth stocks (Russell 2000® Growth Index8) by 25.4%.
Among large caps, stocks with higher profitability performed in line with stocks with lower profitability. Among small caps, stocks with higher profitability outperformed stocks with lower profitability.
The Fund's emphasis on small value stocks contributed positively to relative performance. The Fund's emphasis on high profitability stocks also contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed Fogdall
Joel Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $42,209. For comparison, look at how the Russell 3000 Index did over the same period. The same $10,000 investment would have increased to $45,285. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 27.55%
Five Years	+ 16.70%
Ten Years	+ 15.49%
Service Class Shares
One Year	+ 27.10%
Five Years	+ 16.30%
Ten Years	+ 15.09%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund
2021 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index. The Russell 1000® Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,089.30	0.38%	$2.00
Service Class Shares	1,000.00	1,087.40	0.73%	3.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,021.60	0.73%	3.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.74%
Aerospace & Defense	1.26%
Air Freight & Logistics	0.70%
Airlines	0.24%
Auto Components	0.53%
Automobiles	1.09%
Banks	5.28%
Beverages	1.32%
Biotechnology	1.95%
Building Products	1.15%
Capital Markets	3.16%
Chemicals	2.36%
Commercial Services & Supplies	0.89%
Communications Equipment	1.04%
Construction & Engineering	0.43%
Construction Materials	0.20%
Consumer Finance	1.06%
Containers & Packaging	0.73%
Distributors	0.18%
Diversified Consumer Services	0.26%
Diversified Financial Services	0.91%
Diversified Telecommunication Services	1.21%
Electric Utilities	1.30%
Electrical Equipment	0.85%
Electronic Equipment, Instruments & Components	1.42%
Energy Equipment & Services	0.33%
Entertainment	1.01%
Food & Staples Retailing	1.48%
Food Products	1.38%
Gas Utilities	0.17%
Health Care Equipment & Supplies	2.08%
Health Care Providers & Services	2.92%
Health Care Technology	0.26%
Hotels, Restaurants & Leisure	1.86%
Household Durables	1.16%
Household Products	1.11%
Independent Power and Renewable Electricity Producers	0.17%
Industrial Conglomerates	0.72%
Insurance	2.84%
Interactive Media & Services	4.04%
Internet & Direct Marketing Retail	2.74%
IT Services	4.23%
Leisure Products	0.24%
Life Sciences Tools & Services	1.53%
Machinery	2.72%
Security Type/Sector	Percentage of Net Assets
Marine	0.06%
Media	1.44%
Metals & Mining	0.77%
Multiline Retail	0.70%
Multi-Utilities	0.60%
Oil, Gas & Consumable Fuels	2.72%
Paper & Forest Products	0.09%
Personal Products	0.29%
Pharmaceuticals	3.07%
Professional Services	1.01%
Real Estate Management & Development	0.34%
Road & Rail	1.44%
Semiconductors & Semiconductor Equipment	5.91%
Software	7.19%
Specialty Retail	2.90%
Technology Hardware, Storage & Peripherals	5.82%
Textiles, Apparel & Luxury Goods	1.03%
Thrifts & Mortgage Finance	0.33%
Tobacco	0.37%
Trading Companies & Distributors	0.81%
Water Utilities	0.15%
Wireless Telecommunication Services	0.19%
Preferred Stocks	0.01%
Rights	0.00%
Money Market Fund	0.34%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	5.37%
Microsoft Corp.	4.09%
Amazon.com, Inc.	2.50%
Alphabet, Inc. Class A	1.32%
Meta Platforms, Inc. Class A	1.28%
Alphabet, Inc. Class C	1.25%
NVIDIA Corp.	1.04%
JPMorgan Chase & Co.	0.99%
Johnson & Johnson	0.91%
Berkshire Hathaway, Inc. Class B	0.81%
Total	19.56%

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.74%
Aerospace & Defense–1.26%
†AAR Corp.	5,389	$ 210,333
Aerojet Rocketdyne Holdings, Inc.	7,418	346,866
†AeroVironment, Inc.	1,264	78,406
†Astronics Corp.	3,806	45,685
†Axon Enterprise, Inc.	1,811	284,327
†Boeing Co.	13,849	2,788,081
BWX Technologies, Inc.	5,833	279,284
Curtiss-Wright Corp.	4,750	658,682
†Ducommun, Inc.	1,600	74,832
General Dynamics Corp.	6,623	1,380,697
HEICO Corp.	5,657	761,719
†Hexcel Corp.	8,199	424,708
Howmet Aerospace, Inc.	15,822	503,614
Huntington Ingalls Industries, Inc.	4,327	808,024
Kaman Corp.	3,636	156,893
†Kratos Defense & Security Solutions, Inc.	8,962	173,863
L3Harris Technologies, Inc.	5,348	1,140,407
Lockheed Martin Corp.	8,961	3,184,829
†Mercury Systems, Inc.	3,446	189,737
Moog, Inc. Class A	3,369	272,788
National Presto Industries, Inc.	1,066	87,444
Northrop Grumman Corp.	5,223	2,021,667
Park Aerospace Corp.	2,423	31,984
Raytheon Technologies Corp.	39,754	3,421,229
Spirit AeroSystems Holdings, Inc. Class A	8,350	359,801
Textron, Inc.	11,958	923,158
†TransDigm Group, Inc.	1,903	1,210,841
†Vectrus, Inc.	1,921	87,924
		21,907,823
Air Freight & Logistics–0.70%
†Air Transport Services Group, Inc.	8,512	250,083
†Atlas Air Worldwide Holdings, Inc.	3,789	356,621
CH Robinson Worldwide, Inc.	9,962	1,072,210
Expeditors International of Washington, Inc.	9,387	1,260,580
FedEx Corp.	9,819	2,539,586
Forward Air Corp.	2,174	263,250
†GXO Logistics, Inc.	9,670	878,326
†Hub Group, Inc. Class A	2,675	225,342
United Parcel Service, Inc. Class B	24,810	5,317,775
		12,163,773
Airlines–0.24%
†Alaska Air Group, Inc.	9,637	502,088
†Allegiant Travel Co.	1,216	227,441
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines (continued)
†American Airlines Group, Inc.	20,094	$ 360,888
†Copa Holdings SA Class A	3,120	257,899
†Delta Air Lines, Inc.	10,763	420,618
†Hawaiian Holdings, Inc.	6,305	115,823
†JetBlue Airways Corp.	28,121	400,443
†SkyWest, Inc.	5,859	230,259
†Southwest Airlines Co.	22,825	977,823
†Spirit Airlines, Inc.	8,530	186,380
†United Airlines Holdings, Inc.	11,789	516,122
		4,195,784
Auto Components–0.53%
†Adient PLC	7,115	340,666
†American Axle & Manufacturing Holdings, Inc.	16,351	152,555
†Aptiv PLC	7,711	1,271,929
Autoliv, Inc.	9,198	951,165
BorgWarner, Inc.	22,830	1,028,948
†Cooper-Standard Holdings, Inc.	2,502	56,070
Dana, Inc.	13,970	318,795
†Dorman Products, Inc.	2,903	328,068
†Fox Factory Holding Corp.	3,534	601,133
Gentex Corp.	21,709	756,559
†Gentherm, Inc.	1,903	165,371
†Goodyear Tire & Rubber Co.	28,808	614,187
†Horizon Global Corp.	2,190	17,476
LCI Industries	2,502	389,987
Lear Corp.	6,113	1,118,373
†Modine Manufacturing Co.	8,303	83,777
†Motorcar Parts of America, Inc.	2,029	34,635
Patrick Industries, Inc.	3,021	243,765
Standard Motor Products, Inc.	2,906	152,245
†Stoneridge, Inc.	3,532	69,722
†Superior Industries International, Inc.	3,283	14,708
†Tenneco, Inc. Class A	8,836	99,847
†Veoneer, Inc.	7,240	256,875
†Visteon Corp.	1,685	187,271
		9,254,127
Automobiles–1.09%
Ford Motor Co.	102,744	2,133,993
†General Motors Co.	78,728	4,615,823
Harley-Davidson, Inc.	15,921	600,062
†Tesla, Inc.	10,319	10,904,913
Thor Industries, Inc.	4,199	435,730
Winnebago Industries, Inc.	2,981	223,337
		18,913,858
LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks–5.28%
1st Source Corp.	3,376	$ 167,450
Allegiance Bancshares, Inc.	1,697	71,630
Ameris Bancorp	8,107	402,756
Arrow Financial Corp.	512	18,038
Associated Banc-Corp.	16,938	382,629
†Atlantic Capital Bancshares, Inc.	2,200	63,294
Atlantic Union Bankshares Corp.	7,033	262,261
Banc of California, Inc.	7,463	146,424
BancFirst Corp.	3,473	245,055
†Bancorp, Inc.	6,649	168,286
Bank of America Corp.	203,468	9,052,291
Bank of Hawaii Corp.	3,306	276,911
Bank of Marin Bancorp	800	29,784
Bank of NT Butterfield & Son Ltd.	6,133	233,729
Bank OZK	13,694	637,182
BankUnited, Inc.	9,140	386,713
Banner Corp.	3,850	233,580
Berkshire Hills Bancorp, Inc.	5,646	160,516
BOK Financial Corp.	5,728	604,247
Brookline Bancorp, Inc.	9,434	152,736
Bryn Mawr Bank Corp.	2,641	118,871
Cadence Bank	22,045	656,721
Camden National Corp.	1,998	96,224
Capital City Bank Group, Inc.	800	21,120
Cathay General Bancorp	8,683	373,282
CBTX, Inc.	1,306	37,874
Central Pacific Financial Corp.	5,001	140,878
CIT Group, Inc.	10,032	515,043
Citigroup, Inc.	60,792	3,671,229
Citizens Financial Group, Inc.	18,014	851,161
City Holding Co.	2,141	175,112
CNB Financial Corp.	543	14,390
Columbia Banking System, Inc.	6,665	218,079
Comerica, Inc.	8,347	726,189
Commerce Bancshares, Inc.	10,964	753,672
Community Bank System, Inc.	5,191	386,626
Community Trust Bancorp, Inc.	2,467	107,586
ConnectOne Bancorp, Inc.	5,185	169,601
Cullen/Frost Bankers, Inc.	4,148	522,938
†Customers Bancorp, Inc.	3,657	239,058
CVB Financial Corp.	14,317	306,527
Dime Community Bancshares, Inc.	7,277	255,859
Eagle Bancorp, Inc.	3,549	207,049
East West Bancorp, Inc.	11,093	872,797
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Enterprise Financial Services Corp.	3,126	$ 147,203
Equity Bancshares, Inc. Class A	1,380	46,823
FB Financial Corp.	5,341	234,043
Fifth Third Bancorp	34,520	1,503,346
Financial Institutions, Inc.	763	24,263
First Bancorp	4,235	193,624
First BanCorp	26,383	363,558
First Bancshares, Inc.	1,363	52,639
First Busey Corp.	7,236	196,240
First Citizens BancShares, Inc. Class A	953	790,838
First Commonwealth Financial Corp.	10,736	172,742
First Community Bankshares, Inc.	1,307	43,680
First Financial Bancorp	11,350	276,713
First Financial Bankshares, Inc.	8,922	453,594
First Financial Corp.	880	39,855
First Foundation, Inc.	5,112	127,084
First Hawaiian, Inc.	5,650	154,415
First Horizon Corp.	49,645	810,703
First Interstate BancSystem, Inc. Class A	3,666	149,096
First Merchants Corp.	5,690	238,354
First Mid Bancshares, Inc.	773	33,077
First Midwest Bancorp, Inc.	11,884	243,384
First of Long Island Corp.	1,772	38,257
First Republic Bank	7,303	1,508,143
Flushing Financial Corp.	4,876	118,487
FNB Corp.	32,839	398,337
Fulton Financial Corp.	16,777	285,209
German American Bancorp, Inc.	3,237	126,178
Glacier Bancorp, Inc.	7,512	425,930
Great Southern Bancorp, Inc.	2,431	144,037
Great Western Bancorp, Inc.	6,142	208,582
Hancock Whitney Corp.	9,517	476,040
Hanmi Financial Corp.	4,000	94,720
HarborOne Bancorp, Inc.	3,325	49,343
Heartland Financial USA, Inc.	6,250	316,313
Heritage Commerce Corp.	3,648	43,557
Heritage Financial Corp.	4,420	108,025
Hilltop Holdings, Inc.	11,657	409,627
Home BancShares, Inc.	18,464	449,598
HomeStreet, Inc.	2,845	147,940
HomeTrust Bancshares, Inc.	901	27,913
Hope Bancorp, Inc.	11,520	169,459
Horizon Bancorp, Inc.	7,246	151,079
Huntington Bancshares, Inc.	62,198	959,093
Independent Bank Corp.	7,462	477,546

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Independent Bank Group, Inc.	4,072	$ 293,795
International Bancshares Corp.	6,070	257,307
Investors Bancorp, Inc.	23,383	354,252
JPMorgan Chase & Co.	108,365	17,159,598
KeyCorp	43,518	1,006,571
Lakeland Bancorp, Inc.	7,123	135,266
Lakeland Financial Corp.	1,993	159,719
Live Oak Bancshares, Inc.	3,640	317,736
M&T Bank Corp.	5,812	892,607
Mercantile Bank Corp.	1,436	50,303
Meta Financial Group, Inc.	7,426	443,035
Midland States Bancorp, Inc.	1,400	34,706
MidWestOne Financial Group, Inc.	600	19,422
National Bank Holdings Corp. Class A	3,762	165,302
NBT Bancorp, Inc.	5,373	206,968
†Nicolet Bankshares, Inc.	573	49,135
OceanFirst Financial Corp.	7,155	158,841
OFG Bancorp	5,663	150,409
Old National Bancorp	17,834	323,152
Origin Bancorp, Inc.	1,679	72,063
Pacific Premier Bancorp, Inc.	10,343	414,030
PacWest Bancorp	6,709	303,046
Park National Corp.	1,685	231,367
Peapack-Gladstone Financial Corp.	2,958	104,713
Peoples Bancorp, Inc.	3,493	111,112
People's United Financial, Inc.	36,431	649,200
Pinnacle Financial Partners, Inc.	5,894	562,877
PNC Financial Services Group, Inc.	11,482	2,302,371
Popular, Inc.	8,599	705,462
Preferred Bank	1,509	108,331
Prosperity Bancshares, Inc.	7,651	553,167
QCR Holdings, Inc.	1,263	70,728
Regions Financial Corp.	43,297	943,875
Renasant Corp.	6,598	250,394
Republic Bancorp, Inc. Class A	1,755	89,224
S&T Bancorp, Inc.	4,286	135,095
Sandy Spring Bancorp, Inc.	4,310	207,225
Seacoast Banking Corp. of Florida	1,194	42,256
ServisFirst Bancshares, Inc.	4,189	355,814
Sierra Bancorp	742	20,145
Signature Bank	2,865	926,742
Simmons First National Corp. Class A	11,060	327,155
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Southside Bancshares, Inc.	3,707	$ 155,027
SouthState Corp.	5,805	465,039
Sterling Bancorp	21,051	542,905
Stock Yards Bancorp, Inc.	2,112	134,915
†SVB Financial Group	2,754	1,867,873
Synovus Financial Corp.	14,921	714,268
†Texas Capital Bancshares, Inc.	5,756	346,799
Tompkins Financial Corp.	1,879	157,047
Towne Bank	7,647	241,569
TriCo Bancshares	3,318	142,541
†TriState Capital Holdings, Inc.	3,540	107,120
†Triumph Bancorp, Inc.	6,346	755,682
Truist Financial Corp.	35,214	2,061,780
Trustmark Corp.	7,049	228,811
U.S. Bancorp	51,756	2,907,135
UMB Financial Corp.	5,041	534,901
Umpqua Holdings Corp.	21,855	420,490
United Bankshares, Inc.	15,676	568,725
United Community Banks, Inc.	9,910	356,165
Univest Financial Corp.	5,030	150,498
Valley National Bancorp	39,046	536,882
Veritex Holdings, Inc.	959	38,149
Washington Trust Bancorp, Inc.	2,170	122,323
Webster Financial Corp.	9,266	517,413
Wells Fargo & Co.	102,466	4,916,319
WesBanco, Inc.	5,095	178,274
Westamerica BanCorp	2,893	167,013
Western Alliance Bancorp	9,181	988,335
Wintrust Financial Corp.	5,764	523,486
Zions Bancorp NA	11,022	696,150
		91,770,235
Beverages–1.32%
†Boston Beer Co., Inc. Class A	731	369,228
Brown-Forman Corp. Class A	12,836	929,927
†Celsius Holdings, Inc.	1,937	144,442
Coca-Cola Co.	130,541	7,729,333
Coca-Cola Consolidated, Inc.	822	508,974
Constellation Brands, Inc. Class A	3,458	867,854
Keurig Dr Pepper, Inc.	16,367	603,288
MGP Ingredients, Inc.	1,497	127,230
Molson Coors Beverage Co. Class B	16,156	748,831
†Monster Beverage Corp.	8,419	808,561
National Beverage Corp.	3,798	172,163
PepsiCo, Inc.	57,262	9,946,982
		22,956,813

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology–1.95%
†2seventy bio, Inc.	1,395	$ 35,754
AbbVie, Inc.	60,581	8,202,667
†ACADIA Pharmaceuticals, Inc.	4,382	102,276
†Adverum Biotechnologies, Inc.	10,775	18,964
†Agios Pharmaceuticals, Inc.	1,832	60,218
†Akebia Therapeutics, Inc.	7,400	16,724
†Alkermes PLC	3,336	77,595
†Allakos, Inc.	867	8,488
†Alnylam Pharmaceuticals, Inc.	2,227	377,655
Amgen, Inc.	25,027	5,630,324
†AnaptysBio, Inc.	2,400	83,400
†Anika Therapeutics, Inc.	1,937	69,403
†Arena Pharmaceuticals, Inc.	3,770	350,384
†Atara Biotherapeutics, Inc.	3,839	60,503
†Biogen, Inc.	6,096	1,462,552
†Biohaven Pharmaceutical Holding Co. Ltd.	1,172	161,513
†BioMarin Pharmaceutical, Inc.	4,560	402,876
†Bluebird Bio, Inc.	4,185	41,808
†Concert Pharmaceuticals, Inc.	4,505	14,191
†CRISPR Therapeutics AG	2,111	159,972
†Denali Therapeutics, Inc.	4,195	187,097
†Eagle Pharmaceuticals, Inc.	1,957	99,650
†Editas Medicine, Inc.	1,820	48,321
†Emergent BioSolutions, Inc.	5,759	250,344
†Enanta Pharmaceuticals, Inc.	2,114	158,085
†Exact Sciences Corp.	4,843	376,931
†Exelixis, Inc.	20,982	383,551
†Fate Therapeutics, Inc.	1,659	97,068
†G1 Therapeutics, Inc.	4,800	49,008
Gilead Sciences, Inc.	39,713	2,883,561
†Global Blood Therapeutics, Inc.	4,238	124,046
†GlycoMimetics, Inc.	1,315	1,894
†Halozyme Therapeutics, Inc.	5,662	227,669
†Horizon Therapeutics PLC	9,897	1,066,501
†Incyte Corp.	2,788	204,639
†Intellia Therapeutics, Inc.	2,940	347,626
†Ionis Pharmaceuticals, Inc.	5,845	177,863
†Iovance Biotherapeutics, Inc.	1,000	19,090
†Ironwood Pharmaceuticals, Inc.	8,400	97,944
†Karuna Therapeutics, Inc.	465	60,915
†Kodiak Sciences, Inc.	915	77,574
†Kura Oncology, Inc.	3,841	53,774
†Ligand Pharmaceuticals, Inc.	1,149	177,475
†MacroGenics, Inc.	2,941	47,203
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Madrigal Pharmaceuticals, Inc.	765	$ 64,826
†Mirati Therapeutics, Inc.	1,683	246,879
†Moderna, Inc.	10,706	2,719,110
†Myriad Genetics, Inc.	6,072	167,587
†Natera, Inc.	2,690	251,219
†Neurocrine Biosciences, Inc.	2,841	241,968
†Novavax, Inc.	1,662	237,782
†OPKO Health, Inc.	26,983	129,788
=†PDL BioPharma, Inc.	21,857	74,970
†Protagonist Therapeutics, Inc.	2,495	85,329
†Prothena Corp. PLC	2,660	131,404
†Regeneron Pharmaceuticals, Inc.	2,634	1,663,424
†REGENXBIO, Inc.	2,474	80,900
†Rhythm Pharmaceuticals, Inc.	631	6,297
†Rocket Pharmaceuticals, Inc.	4,200	91,686
†Sage Therapeutics, Inc.	1,625	69,128
†Sangamo Therapeutics, Inc.	13,158	98,685
†Sarepta Therapeutics, Inc.	2,381	214,409
†Seagen, Inc.	3,269	505,387
†Spectrum Pharmaceuticals, Inc.	5,200	6,604
†SpringWorks Therapeutics, Inc.	300	18,594
†Travere Therapeutics, Inc.	4,405	136,731
†Twist Bioscience Corp.	957	74,062
†Ultragenyx Pharmaceutical, Inc.	1,249	105,028
†United Therapeutics Corp.	3,216	694,913
†Vanda Pharmaceuticals, Inc.	5,302	83,188
†Vertex Pharmaceuticals, Inc.	3,998	877,961
†Vir Biotechnology, Inc.	2,150	90,021
†Xencor, Inc.	5,219	209,386
		33,932,362
Building Products–1.15%
A O Smith Corp.	12,081	1,037,154
AAON, Inc.	4,128	327,887
Advanced Drainage Systems, Inc.	7,020	955,633
Allegion PLC	4,973	658,624
†American Woodmark Corp.	2,433	158,632
Apogee Enterprises, Inc.	3,439	165,588
†Armstrong Flooring, Inc.	3,796	7,516
Armstrong World Industries, Inc.	4,709	546,809
†AZEK Co., Inc.	9,229	426,749
†Builders FirstSource, Inc.	16,653	1,427,329
Carlisle Cos., Inc.	5,516	1,368,630
Carrier Global Corp.	37,720	2,045,933

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
†Cornerstone Building Brands, Inc.	8,244	$ 143,775
CSW Industrials, Inc.	1,989	240,390
Fortune Brands Home & Security, Inc.	9,293	993,422
†Gibraltar Industries, Inc.	2,498	166,567
Griffon Corp.	6,049	172,275
Insteel Industries, Inc.	1,756	69,906
†JELD-WEN Holding, Inc.	11,080	292,069
Johnson Controls International PLC	15,099	1,227,700
Lennox International, Inc.	1,939	628,934
Masco Corp.	10,394	729,867
†Masonite International Corp.	2,782	328,137
Owens Corning	8,300	751,150
†PGT Innovations, Inc.	6,091	136,986
Quanex Building Products Corp.	4,360	108,041
†Resideo Technologies, Inc.	14,386	374,467
Simpson Manufacturing Co., Inc.	4,772	663,642
Trane Technologies PLC	7,981	1,612,401
†Trex Co., Inc.	8,010	1,081,590
UFP Industries, Inc.	7,118	654,927
Zurn Water Solutions Corp.	13,942	507,489
		20,010,219
Capital Markets–3.16%
Affiliated Managers Group, Inc.	4,030	662,975
Ameriprise Financial, Inc.	4,980	1,502,267
Ares Management Corp. Class A	5,059	411,145
Artisan Partners Asset Management, Inc. Class A	3,789	180,508
B Riley Financial, Inc.	702	62,380
Bank of New York Mellon Corp.	22,761	1,321,959
BGC Partners, Inc. Class A	30,856	143,480
BlackRock, Inc.	3,395	3,108,326
Blackstone, Inc.	10,244	1,325,471
†Blucora, Inc.	5,281	91,467
Brightsphere Investment Group, Inc.	3,103	79,437
Cboe Global Markets, Inc.	5,488	715,635
Charles Schwab Corp.	28,537	2,399,962
CME Group, Inc.	6,950	1,587,797
Cohen & Steers, Inc.	4,673	432,299
Diamond Hill Investment Group, Inc.	786	152,665
†Donnelley Financial Solutions, Inc.	6,570	309,710
Evercore, Inc. Class A	5,155	700,307
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
FactSet Research Systems, Inc.	2,282	$ 1,109,075
Federated Hermes, Inc.	11,818	444,120
Franklin Resources, Inc.	20,323	680,617
Goldman Sachs Group, Inc.	12,131	4,640,714
Greenhill & Co., Inc.	3,574	64,082
Hamilton Lane, Inc. Class A	2,290	237,290
Houlihan Lokey, Inc.	2,921	302,382
Interactive Brokers Group, Inc. Class A	3,982	316,250
Intercontinental Exchange, Inc.	13,001	1,778,147
Invesco Ltd.	35,679	821,331
Janus Henderson Group PLC	11,212	470,231
Jefferies Financial Group, Inc.	16,565	642,722
KKR & Co., Inc.	20,695	1,541,777
Lazard Ltd. Class A	6,961	303,708
LPL Financial Holdings, Inc.	8,795	1,407,992
MarketAxess Holdings, Inc.	1,677	689,700
Moelis & Co. Class A	4,279	267,480
Moody's Corp.	6,133	2,395,427
Morgan Stanley	49,802	4,888,564
Morningstar, Inc.	3,729	1,275,281
MSCI, Inc.	2,573	1,576,451
Nasdaq, Inc.	7,726	1,622,537
Northern Trust Corp.	9,018	1,078,643
†Open Lending Corp. Class A	1,499	33,698
Oppenheimer Holdings, Inc. Class A	566	26,245
Piper Sandler Cos.	2,218	395,935
PJT Partners, Inc. Class A	2,208	163,591
Raymond James Financial, Inc.	11,414	1,145,966
S&P Global, Inc.	7,716	3,641,412
SEI Investments Co.	12,025	732,803
State Street Corp.	15,293	1,422,249
StepStone Group, Inc. Class A	1,200	49,884
Stifel Financial Corp.	11,269	793,563
†StoneX Group, Inc.	1,728	105,840
T Rowe Price Group, Inc.	8,095	1,591,801
Tradeweb Markets, Inc. Class A	4,691	469,757
Virtu Financial, Inc. Class A	8,744	252,090
Virtus Investment Partners, Inc.	817	242,731
Westwood Holdings Group, Inc.	147	2,490
WisdomTree Investments, Inc.	18,923	115,809
		54,928,175

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–2.36%
AdvanSix, Inc.	4,807	$ 227,131
Air Products & Chemicals, Inc.	5,258	1,599,799
Albemarle Corp.	4,647	1,086,329
American Vanguard Corp.	3,629	59,479
Ashland Global Holdings, Inc.	4,435	477,472
Avient Corp.	9,434	527,832
†Axalta Coating Systems Ltd.	21,171	701,184
Balchem Corp.	2,885	486,411
Cabot Corp.	5,734	322,251
Celanese Corp.	6,285	1,056,257
CF Industries Holdings, Inc.	16,546	1,171,126
Chase Corp.	1,120	111,507
Chemours Co.	8,853	297,107
Corteva, Inc.	31,215	1,475,845
Dow, Inc.	44,830	2,542,758
DuPont de Nemours, Inc.	10,105	816,282
Eastman Chemical Co.	6,622	800,666
Ecolab, Inc.	8,228	1,930,207
Ecovyst, Inc.	2,891	29,604
Element Solutions, Inc.	26,715	648,640
†Ferro Corp.	7,929	173,090
FMC Corp.	9,372	1,029,889
FutureFuel Corp.	4,566	34,884
†GCP Applied Technologies, Inc.	5,509	174,415
Hawkins, Inc.	1,638	64,619
HB Fuller Co.	5,745	465,345
Huntsman Corp.	21,174	738,549
†Ingevity Corp.	4,179	299,634
Innospec, Inc.	2,598	234,703
International Flavors & Fragrances, Inc.	11,401	1,717,561
†Intrepid Potash, Inc.	612	26,151
†Koppers Holdings, Inc.	1,784	55,839
†Kraton Corp.	5,160	239,011
Kronos Worldwide, Inc.	8,371	125,649
Linde PLC	12,724	4,407,975
†Livent Corp.	5,526	134,724
†LSB Industries, Inc.	3,347	36,984
LyondellBasell Industries NV Class A	28,091	2,590,833
Minerals Technologies, Inc.	3,668	268,314
Mosaic Co.	20,562	807,881
NewMarket Corp.	1,227	420,518
Olin Corp.	18,769	1,079,593
PPG Industries, Inc.	12,119	2,089,800
Quaker Chemical Corp.	333	76,850
†Rayonier Advanced Materials, Inc.	10,113	57,745
RPM International, Inc.	7,154	722,554
Scotts Miracle-Gro Co.	5,415	871,815
Sensient Technologies Corp.	3,597	359,916
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Sherwin-Williams Co.	9,145	$ 3,220,503
Stepan Co.	2,327	289,223
†Trecora Resources	1,810	14,625
Tredegar Corp.	3,092	36,547
Trinseo PLC	7,005	367,482
Tronox Holdings PLC Class A	12,136	291,628
Valvoline, Inc.	14,452	538,915
†Venator Materials PLC	6,100	15,494
Westlake Chemical Corp.	6,558	636,979
		41,084,124
Commercial Services & Supplies–0.89%
ABM Industries, Inc.	6,155	251,432
ACCO Brands Corp.	15,297	126,353
ADT, Inc.	37,621	316,393
Brady Corp. Class A	3,998	215,492
Brink's Co.	3,096	203,005
†Casella Waste Systems, Inc. Class A	2,209	188,693
†Cimpress PLC	1,769	126,678
Cintas Corp.	3,641	1,613,582
†Clean Harbors, Inc.	6,114	609,994
†Copart, Inc.	9,177	1,391,417
Deluxe Corp.	5,890	189,128
Ennis, Inc.	3,323	64,898
†Harsco Corp.	9,121	152,412
Healthcare Services Group, Inc.	2,712	48,246
†Heritage-Crystal Clean, Inc.	1,138	36,439
HNI Corp.	4,903	206,171
†IAA, Inc.	10,453	529,131
Interface, Inc.	8,682	138,478
†KAR Auction Services, Inc.	13,984	218,430
Kimball International, Inc. Class B	4,901	50,137
Matthews International Corp. Class A	2,732	100,182
MillerKnoll, Inc.	9,236	361,959
MSA Safety, Inc.	1,744	263,274
Pitney Bowes, Inc.	13,039	86,449
†Quad/Graphics, Inc.	5,244	20,976
Republic Services, Inc.	20,118	2,805,455
Rollins, Inc.	15,837	541,784
†SP Plus Corp.	3,002	84,716
Steelcase, Inc. Class A	12,090	141,695
†Stericycle, Inc.	7,107	423,861
†Team, Inc.	2,683	2,924
Tetra Tech, Inc.	4,642	788,212
†U.S. Ecology, Inc.	3,069	98,024
UniFirst Corp.	1,742	366,517
†Viad Corp.	2,959	126,616
†Vidler Water Resouces, Inc.	2,699	32,604
VSE Corp.	600	36,564

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	15,317	$ 2,556,407
		15,514,728
Communications Equipment–1.04%
ADTRAN, Inc.	6,434	146,888
†Applied Optoelectronics, Inc.	2,558	13,148
†Arista Networks, Inc.	8,744	1,256,950
†CalAmp Corp.	2,806	19,810
†Calix, Inc.	3,340	267,100
†Ciena Corp.	14,673	1,129,381
Cisco Systems, Inc.	152,237	9,647,259
†CommScope Holding Co., Inc.	14,905	164,551
Comtech Telecommunications Corp.	2,467	58,443
†F5, Inc.	4,197	1,027,048
†Harmonic, Inc.	15,891	186,878
†Infinera Corp.	15,137	145,164
Juniper Networks, Inc.	22,261	794,940
†Lumentum Holdings, Inc.	5,089	538,264
Motorola Solutions, Inc.	5,314	1,443,814
†NETGEAR, Inc.	3,638	106,266
†NetScout Systems, Inc.	8,743	289,218
†Ribbon Communications, Inc.	7,554	45,702
Ubiquiti, Inc.	700	214,690
†Viasat, Inc.	4,826	214,950
†Viavi Solutions, Inc.	21,760	383,411
		18,093,875
Construction & Engineering–0.43%
†AECOM	12,090	935,161
†Ameresco, Inc. Class A	500	40,720
Arcosa, Inc.	4,724	248,955
Argan, Inc.	1,865	72,157
Comfort Systems USA, Inc.	3,877	383,590
†Construction Partners, Inc. Class A	3,231	95,024
†Dycom Industries, Inc.	3,130	293,469
EMCOR Group, Inc.	5,245	668,160
†Fluor Corp.	6,492	160,807
Granite Construction, Inc.	5,660	219,042
†Great Lakes Dredge & Dock Corp.	10,783	169,509
†MasTec, Inc.	9,092	839,010
†Matrix Service Co.	3,017	22,688
†MYR Group, Inc.	2,247	248,406
†NV5 Global, Inc.	1,400	193,368
Primoris Services Corp.	10,014	240,136
Quanta Services, Inc.	8,647	991,465
†Sterling Construction Co., Inc.	6,125	161,087
†Tutor Perini Corp.	7,043	87,122
Valmont Industries, Inc.	2,153	539,326
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†WillScot Mobile Mini Holdings Corp.	21,196	$ 865,645
		7,474,847
Construction Materials–0.20%
Eagle Materials, Inc.	4,281	712,615
Martin Marietta Materials, Inc.	2,943	1,296,450
†Summit Materials, Inc. Class A	11,378	456,713
Vulcan Materials Co.	5,108	1,060,319
		3,526,097
Consumer Finance–1.06%
Ally Financial, Inc.	25,875	1,231,909
American Express Co.	25,031	4,095,072
Capital One Financial Corp.	19,244	2,792,112
†Credit Acceptance Corp.	1,842	1,266,707
Discover Financial Services	16,753	1,935,977
†Encore Capital Group, Inc.	3,279	203,659
†Enova International, Inc.	5,050	206,848
†EZCORP, Inc. Class A	6,690	49,305
FirstCash Holdings, Inc.	4,561	341,208
†Green Dot Corp. Class A	3,997	144,851
†LendingClub Corp.	14,756	356,800
†LendingTree, Inc.	513	62,894
Navient Corp.	19,563	415,127
Nelnet, Inc. Class A	2,759	269,499
OneMain Holdings, Inc.	11,443	572,608
†PRA Group, Inc.	5,542	278,264
†PROG Holdings, Inc.	6,205	279,907
Santander Consumer USA Holdings, Inc.	27,673	1,162,819
SLM Corp.	54,985	1,081,555
Synchrony Financial	31,383	1,455,857
†World Acceptance Corp.	1,118	274,391
		18,477,369
Containers & Packaging–0.73%
Amcor PLC	94,418	1,133,960
AptarGroup, Inc.	6,267	767,582
†Ardagh Metal Packaging SA	6,180	55,805
Avery Dennison Corp.	6,517	1,411,387
Ball Corp.	12,596	1,212,617
†Berry Global Group, Inc.	15,811	1,166,536
Crown Holdings, Inc.	7,001	774,451
Graphic Packaging Holding Co.	37,740	735,930
Greif, Inc. Class A	4,608	277,889
International Paper Co.	21,242	997,949
Myers Industries, Inc.	2,920	58,429
†O-I Glass, Inc.	15,403	185,298
Packaging Corp. of America	8,665	1,179,740
Sealed Air Corp.	10,093	680,975

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Silgan Holdings, Inc.	16,148	$ 691,780
Sonoco Products Co.	11,690	676,734
TriMas Corp.	5,477	202,649
Westrock Co.	12,881	571,401
		12,781,112
Distributors–0.18%
Genuine Parts Co.	8,090	1,134,218
LKQ Corp.	14,159	849,965
Pool Corp.	1,930	1,092,380
		3,076,563
Diversified Consumer Services–0.26%
†Adtalem Global Education, Inc.	5,122	151,406
†American Public Education, Inc.	2,213	49,239
†Bright Horizons Family Solutions, Inc.	3,064	385,696
Carriage Services, Inc.	2,326	149,887
†Chegg, Inc.	2,936	90,135
†frontdoor, Inc.	5,297	194,135
Graham Holdings Co. Class B	453	285,313
†Grand Canyon Education, Inc.	4,629	396,752
H&R Block, Inc.	11,858	279,375
†Houghton Mifflin Harcourt Co.	18,319	294,936
Laureate Education, Inc. Class A	1,100	13,464
†Perdoceo Education Corp.	7,863	92,469
†Regis Corp.	4,006	6,970
Service Corp. International	16,855	1,196,537
Strategic Education, Inc.	2,304	133,263
†Stride, Inc.	4,689	156,284
†Terminix Global Holdings, Inc.	10,594	479,167
†WW International, Inc.	6,119	98,700
		4,453,728
Diversified Financial Services–0.91%
†Berkshire Hathaway, Inc. Class B	46,847	14,007,253
†Cannae Holdings, Inc.	9,850	346,228
Equitable Holdings, Inc.	26,506	869,132
Voya Financial, Inc.	8,511	564,364
		15,786,977
Diversified Telecommunication Services–1.21%
†Anterix, Inc.	2,400	141,024
AT&T, Inc.	262,090	6,447,414
ATN International, Inc.	2,414	96,439
Cogent Communications Holdings, Inc.	2,734	200,074
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†Consolidated Communications Holdings, Inc.	10,085	$ 75,436
†EchoStar Corp. Class A	4,326	113,990
†IDT Corp. Class B	3,397	150,011
†Iridium Communications, Inc.	10,976	453,199
†Liberty Latin America Ltd. Class C	8,319	94,837
Lumen Technologies, Inc.	87,403	1,096,908
†Telesat Corp.	573	16,428
Verizon Communications, Inc.	234,557	12,187,582
		21,073,342
Electric Utilities–1.30%
ALLETE, Inc.	3,194	211,922
Alliant Energy Corp.	10,808	664,368
American Electric Power Co., Inc.	14,504	1,290,421
Avangrid, Inc.	2,641	131,733
Duke Energy Corp.	20,114	2,109,959
Edison International	12,899	880,357
Entergy Corp.	5,703	642,443
Evergy, Inc.	9,198	631,075
Eversource Energy	11,554	1,051,183
Exelon Corp.	26,594	1,536,069
FirstEnergy Corp.	22,090	918,723
Hawaiian Electric Industries, Inc.	8,248	342,292
IDACORP, Inc.	3,906	442,589
MGE Energy, Inc.	2,722	223,884
NextEra Energy, Inc.	49,532	4,624,307
NRG Energy, Inc.	25,841	1,113,230
OGE Energy Corp.	8,515	326,806
Otter Tail Corp.	3,279	234,186
†PG&E Corp.	11,609	140,933
Pinnacle West Capital Corp.	5,231	369,256
PNM Resources, Inc.	8,002	364,971
Portland General Electric Co.	5,391	285,292
PPL Corp.	26,960	810,418
Southern Co.	29,326	2,011,177
Xcel Energy, Inc.	17,587	1,190,640
		22,548,234
Electrical Equipment–0.85%
Acuity Brands, Inc.	2,185	462,608
Allied Motion Technologies, Inc.	2,562	93,487
AMETEK, Inc.	11,026	1,621,263
†Atkore, Inc.	4,968	552,392
AZZ, Inc.	3,479	192,354
Eaton Corp. PLC	11,525	1,991,751

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Emerson Electric Co.	19,279	$ 1,792,369
Encore Wire Corp.	2,824	404,114
EnerSys	4,508	356,403
†FuelCell Energy, Inc.	4,376	22,755
†Generac Holdings, Inc.	3,633	1,278,525
GrafTech International Ltd.	5,319	62,924
Hubbell, Inc.	4,696	978,036
nVent Electric PLC	8,024	304,912
†Plug Power, Inc.	4,000	112,920
Powell Industries, Inc.	1,827	53,878
Regal Rexnord Corp.	6,033	1,026,696
Rockwell Automation, Inc.	5,893	2,055,773
†Sensata Technologies Holding PLC	13,114	809,003
†Sunrun, Inc.	12,414	425,800
†Thermon Group Holdings, Inc.	3,728	63,115
†TPI Composites, Inc.	2,950	44,132
		14,705,210
Electronic Equipment, Instruments & Components–1.42%
Advanced Energy Industries, Inc.	3,148	286,657
Amphenol Corp. Class A	22,350	1,954,731
†Arlo Technologies, Inc.	6,220	65,248
†Arrow Electronics, Inc.	7,305	980,842
Avnet, Inc.	8,965	369,627
Badger Meter, Inc.	2,792	297,516
Belden, Inc.	4,758	312,743
Benchmark Electronics, Inc.	4,152	112,519
CDW Corp.	6,348	1,299,943
Cognex Corp.	7,440	578,534
†Coherent, Inc.	2,520	671,681
Corning, Inc.	36,605	1,362,804
CTS Corp.	4,313	158,373
†Daktronics, Inc.	5,746	29,017
†ePlus, Inc.	3,272	176,295
†Fabrinet	2,950	349,486
†FARO Technologies, Inc.	1,676	117,354
†Flex Ltd.	50,884	932,704
†II-VI, Inc.	5,408	369,529
†Insight Enterprises, Inc.	2,880	307,008
†IPG Photonics Corp.	3,916	674,100
†Itron, Inc.	2,913	199,599
Jabil, Inc.	20,212	1,421,914
†Keysight Technologies, Inc.	9,796	2,022,972
†Knowles Corp.	9,789	228,573
Littelfuse, Inc.	2,042	642,577
Methode Electronics, Inc.	4,593	225,838
National Instruments Corp.	10,428	455,391
†Novanta, Inc.	3,392	598,111
†OSI Systems, Inc.	1,492	139,054
PC Connection, Inc.	3,183	137,283
†Plexus Corp.	3,104	297,643
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Rogers Corp.	1,659	$ 452,907
†Sanmina Corp.	7,565	313,645
†ScanSource, Inc.	4,669	163,789
TD SYNNEX Corp.	6,774	774,675
TE Connectivity Ltd.	9,529	1,537,409
†Teledyne Technologies, Inc.	2,106	920,090
†Trimble, Inc.	10,796	941,303
†TTM Technologies, Inc.	12,750	189,975
Vishay Intertechnology, Inc.	13,041	285,207
Vontier Corp.	5,237	160,933
†Zebra Technologies Corp. Class A	2,031	1,208,851
		24,724,450
Energy Equipment & Services–0.33%
Archrock, Inc.	16,319	122,066
Baker Hughes Co.	31,272	752,404
†Bristow Group, Inc.	670	21,219
Cactus, Inc. Class A	3,339	127,316
†ChampionX Corp.	17,282	349,269
Core Laboratories NV	3,764	83,975
†DMC Global, Inc.	1,792	70,981
†Dril-Quip, Inc.	4,298	84,585
†Expro Group Holdings NV	4,117	59,079
†Exterran Corp.	5,755	17,150
†Forum Energy Technologies, Inc.	581	9,325
Halliburton Co.	43,437	993,404
†Helix Energy Solutions Group, Inc.	20,202	63,030
Helmerich & Payne, Inc.	7,597	180,049
†Liberty Oilfield Services, Inc. Class A	13,753	133,404
†Mammoth Energy Services, Inc.	3,494	6,359
†Nabors Industries Ltd.	845	68,521
†Newpark Resources, Inc.	12,083	35,524
†NexTier Oilfield Solutions, Inc.	25,985	92,247
NOV, Inc.	21,887	296,569
†Oceaneering International, Inc.	12,328	139,430
†Oil States International, Inc.	6,670	33,150
Patterson-UTI Energy, Inc.	16,123	136,239
†ProPetro Holding Corp.	10,570	85,617
†RPC, Inc.	14,752	66,974
Schlumberger NV	41,543	1,244,213
†SEACOR Marine Holdings, Inc.	2,951	10,033
†Select Energy Services, Inc. Class A	17,227	107,324
†Technip Energies NV ADR	4,161	60,335
†TechnipFMC PLC	20,805	123,166
†TETRA Technologies, Inc.	6,536	18,562

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Tidewater, Inc.	1,101	$ 11,792
†Transocean Ltd.	38,916	107,408
†U.S. Silica Holdings, Inc.	11,361	106,793
		5,817,512
Entertainment–1.01%
Activision Blizzard, Inc.	15,960	1,061,819
†Cinemark Holdings, Inc.	7,998	128,928
Electronic Arts, Inc.	10,593	1,397,217
†IMAX Corp.	4,896	87,345
†Liberty Media Corp. - Liberty Formula One	15,678	991,477
†Liberty Media Corp.-Liberty Braves	594	17,077
†Liberty Media Corp-Liberty Braves	1,227	34,479
†Liberty Media Corp-Liberty Formula One	1,485	88,120
†Lions Gate Entertainment Corp.	18,098	285,995
†Live Nation Entertainment, Inc.	7,827	936,814
†Madison Square Garden Entertainment Corp.	3,215	226,143
†Marcus Corp.	3,838	68,547
†Netflix, Inc.	8,642	5,206,286
†Reading International, Inc. Class A	489	1,975
†Roku, Inc.	753	171,835
†Spotify Technology SA	435	101,803
†Take-Two Interactive Software, Inc.	3,820	678,890
†Walt Disney Co.	34,140	5,287,945
Warner Music Group Corp. Class A	2,536	109,504
World Wrestling Entertainment, Inc. Class A	3,541	174,713
†Zynga, Inc. Class A	82,444	527,642
		17,584,554
Food & Staples Retailing–1.48%
Andersons, Inc.	4,370	169,163
†BJ's Wholesale Club Holdings, Inc.	10,299	689,724
Casey's General Stores, Inc.	3,835	756,837
†Chefs' Warehouse, Inc.	2,580	85,914
Costco Wholesale Corp.	13,598	7,719,585
Ingles Markets, Inc. Class A	2,345	202,467
Kroger Co.	67,817	3,069,397
Natural Grocers by Vitamin Cottage, Inc.	3,652	52,041
†Performance Food Group Co.	12,066	553,709
PriceSmart, Inc.	1,845	134,999
†Rite Aid Corp.	5,316	78,092
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
SpartanNash Co.	5,888	$ 151,675
†Sprouts Farmers Market, Inc.	14,602	433,387
Sysco Corp.	23,187	1,821,339
†U.S. Foods Holding Corp.	16,963	590,821
†United Natural Foods, Inc.	6,297	309,057
Village Super Market, Inc. Class A	618	14,455
Walgreens Boots Alliance, Inc.	30,562	1,594,114
Walmart, Inc.	48,739	7,052,046
Weis Markets, Inc.	3,330	219,380
		25,698,202
Food Products–1.38%
Alico, Inc.	234	8,665
Archer-Daniels-Midland Co.	23,598	1,594,989
B&G Foods, Inc.	9,162	281,548
Bunge Ltd.	14,564	1,359,695
Calavo Growers, Inc.	1,666	70,638
†Cal-Maine Foods, Inc.	5,325	196,972
Campbell Soup Co.	23,610	1,026,091
Conagra Brands, Inc.	24,666	842,344
†Darling Ingredients, Inc.	17,161	1,189,086
†Farmer Bros Co.	400	2,980
Flowers Foods, Inc.	21,330	585,935
Fresh Del Monte Produce, Inc.	6,313	174,239
†Freshpet, Inc.	885	84,314
General Mills, Inc.	34,551	2,328,046
†Hain Celestial Group, Inc.	9,937	423,416
Hershey Co.	6,995	1,353,323
Hormel Foods Corp.	18,651	910,355
†Hostess Brands, Inc.	13,011	265,685
Ingredion, Inc.	7,407	715,812
J & J Snack Foods Corp.	1,370	216,405
J M Smucker Co.	5,753	781,372
John B Sanfilippo & Son, Inc.	748	67,440
Kellogg Co.	18,088	1,165,229
Kraft Heinz Co.	19,060	684,254
Lamb Weston Holdings, Inc.	5,940	376,477
Lancaster Colony Corp.	2,661	440,662
†Landec Corp.	1,935	21,478
McCormick & Co., Inc.	12,019	1,161,005
Mondelez International, Inc. Class A	29,450	1,952,829
†Pilgrim's Pride Corp.	10,200	287,640
†Post Holdings, Inc.	8,460	953,696
Sanderson Farms, Inc.	2,438	465,853
Seaboard Corp.	14	55,090
†Simply Good Foods Co.	7,603	316,057
†TreeHouse Foods, Inc.	5,737	232,521
Tyson Foods, Inc. Class A	15,575	1,357,517
		23,949,658

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.17%
Atmos Energy Corp.	5,568	$ 583,359
Chesapeake Utilities Corp.	776	113,149
Macquarie Infrastructure Corp.	5,269	19,232
National Fuel Gas Co.	7,308	467,274
New Jersey Resources Corp.	8,468	347,696
Northwest Natural Holding Co.	2,733	133,316
ONE Gas, Inc.	2,955	229,278
South Jersey Industries, Inc.	7,029	183,597
†Southwest Gas Holdings, Inc.	3,302	231,305
Spire, Inc.	3,336	217,574
UGI Corp.	11,119	510,473
		3,036,253
Health Care Equipment & Supplies–2.08%
Abbott Laboratories	37,659	5,300,128
†ABIOMED, Inc.	1,351	485,239
†Align Technology, Inc.	1,343	882,593
†AngioDynamics, Inc.	5,678	156,599
†AtriCure, Inc.	1,380	95,951
Atrion Corp.	226	159,307
†Avanos Medical, Inc.	5,480	189,992
†Axonics, Inc.	1,703	95,368
Baxter International, Inc.	22,619	1,941,615
Becton Dickinson & Co.	5,266	1,324,294
†Boston Scientific Corp.	19,203	815,743
†Cardiovascular Systems, Inc.	1,059	19,888
CONMED Corp.	1,948	276,149
Cooper Cos., Inc.	1,861	779,647
†CryoLife, Inc.	4,470	90,965
DENTSPLY SIRONA, Inc.	8,257	460,658
†Dexcom, Inc.	1,908	1,024,501
†Edwards Lifesciences Corp.	11,926	1,545,013
†Envista Holdings Corp.	5,087	229,220
†Glaukos Corp.	1,111	49,373
†Globus Medical, Inc. Class A	6,424	463,813
†Haemonetics Corp.	4,127	218,896
†Heska Corp.	496	90,515
†Hologic, Inc.	14,575	1,115,862
†ICU Medical, Inc.	1,303	309,254
†IDEXX Laboratories, Inc.	2,939	1,935,214
†Inogen, Inc.	1,392	47,328
†Insulet Corp.	1,631	433,960
†Integer Holdings Corp.	3,432	293,745
†Integra LifeSciences Holdings Corp.	6,337	424,516
†Intuitive Surgical, Inc.	6,318	2,270,057
†Invacare Corp.	4,463	12,139
†iRhythm Technologies, Inc.	418	49,194
†Lantheus Holdings, Inc.	4,262	123,129
LeMaitre Vascular, Inc.	1,018	51,134
†LENSAR, Inc.	1,658	9,882
†LivaNova PLC	3,945	344,911
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Masimo Corp.	2,348	$ 687,447
Medtronic PLC	25,795	2,668,493
†Meridian Bioscience, Inc.	6,320	128,928
†Merit Medical Systems, Inc.	4,562	284,213
†Natus Medical, Inc.	5,448	129,281
†Neogen Corp.	6,916	314,056
†Nevro Corp.	1,168	94,690
†Novocure Ltd.	1,324	99,406
†NuVasive, Inc.	4,122	216,323
†OraSure Technologies, Inc.	3,636	31,597
†Orthofix Medical, Inc.	3,349	104,120
†Penumbra, Inc.	719	206,583
†Quidel Corp.	3,344	451,407
ResMed, Inc.	5,495	1,431,338
†SeaSpine Holdings Corp.	1,244	16,943
†Shockwave Medical, Inc.	360	64,199
†STAAR Surgical Co.	700	63,910
STERIS PLC	4,788	1,165,447
Stryker Corp.	6,958	1,860,708
†Surgalign Holdings, Inc.	7,962	5,704
†Surmodics, Inc.	1,196	57,587
†Tandem Diabetes Care, Inc.	1,145	172,345
Teleflex, Inc.	1,857	609,987
†Varex Imaging Corp.	4,849	152,986
Zimmer Biomet Holdings, Inc.	8,329	1,058,116
		36,191,606
Health Care Providers & Services–2.92%
†Acadia Healthcare Co., Inc.	9,522	577,985
†Addus HomeCare Corp.	1,490	139,330
†Amedisys, Inc.	2,782	450,350
AmerisourceBergen Corp.	9,288	1,234,282
†AMN Healthcare Services, Inc.	4,516	552,442
Anthem, Inc.	6,867	3,183,129
†Apollo Medical Holdings, Inc.	2,925	214,929
†Brookdale Senior Living, Inc.	25,409	131,110
Cardinal Health, Inc.	17,536	902,929
†Centene Corp.	17,165	1,414,396
Chemed Corp.	1,406	743,830
Cigna Corp.	12,162	2,792,760
†Community Health Systems, Inc.	14,031	186,753
†CorVel Corp.	1,436	298,688
†Covetrus, Inc.	5,946	118,742
†Cross Country Healthcare, Inc.	2,295	63,709
CVS Health Corp.	49,828	5,140,256
†DaVita, Inc.	12,102	1,376,724
Encompass Health Corp.	10,482	684,055
Ensign Group, Inc.	6,380	535,665
†Enzo Biochem, Inc.	4,600	14,766
†Guardant Health, Inc.	2,729	272,955

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Hanger, Inc.	4,881	$ 88,493
HCA Healthcare, Inc.	6,958	1,787,649
†HealthEquity, Inc.	1,071	47,381
†Henry Schein, Inc.	9,338	723,975
Humana, Inc.	3,293	1,527,491
†Laboratory Corp. of America Holdings	6,831	2,146,369
†LHC Group, Inc.	2,369	325,098
†Magellan Health, Inc.	3,441	326,861
McKesson Corp.	5,753	1,430,023
†MEDNAX, Inc.	8,411	228,863
†ModivCare, Inc.	1,930	286,200
†Molina Healthcare, Inc.	5,515	1,754,211
National HealthCare Corp.	1,916	130,173
Owens & Minor, Inc.	8,370	364,095
Patterson Cos., Inc.	9,569	280,850
†Pennant Group, Inc.	3,570	82,396
†PetIQ, Inc.	1,604	36,427
Premier, Inc. Class A	5,449	224,335
†Progyny, Inc.	1,799	90,580
Quest Diagnostics, Inc.	9,564	1,654,668
†R1 RCM, Inc.	8,188	208,712
Select Medical Holdings Corp.	14,513	426,682
†Surgery Partners, Inc.	2,745	146,610
†Tenet Healthcare Corp.	9,313	760,779
†Triple-S Management Corp.	3,286	117,244
U.S. Physical Therapy, Inc.	1,000	95,550
UnitedHealth Group, Inc.	27,006	13,560,793
Universal Health Services, Inc. Class B	7,459	967,134
		50,849,427
Health Care Technology–0.26%
†Allscripts Healthcare Solutions, Inc.	12,205	225,182
Cerner Corp.	20,352	1,890,090
†Change Healthcare, Inc.	16,317	348,858
†Computer Programs & Systems, Inc.	971	28,450
†Evolent Health, Inc. Class A	7,583	209,822
†HealthStream, Inc.	2,606	68,694
†NextGen Healthcare, Inc.	6,248	111,152
†Omnicell, Inc.	2,223	401,118
†Teladoc Health, Inc.	5,765	529,342
†Veeva Systems, Inc. Class A	2,496	637,678
		4,450,386
Hotels, Restaurants & Leisure–1.86%
Aramark	18,038	664,700
†Bally's Corp.	959	36,500
†Biglari Holdings, Inc.	1	143
†BJ's Restaurants, Inc.	1,988	68,685
†Bloomin' Brands, Inc.	5,220	109,516
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Bluegreen Vacations Holding Corp.	529	$ 18,568
†Booking Holdings, Inc.	397	952,494
†Boyd Gaming Corp.	3,668	240,511
†Brinker International, Inc.	3,450	126,235
†Caesars Entertainment, Inc.	9,211	861,505
†Carnival Corp.	31,390	631,567
Carrols Restaurant Group, Inc.	5,537	16,389
†Cheesecake Factory, Inc.	3,055	119,603
†Chipotle Mexican Grill, Inc.	805	1,407,341
Choice Hotels International, Inc.	4,504	702,579
Churchill Downs, Inc.	1,635	393,871
†Chuy's Holdings, Inc.	1,400	42,168
Cracker Barrel Old Country Store, Inc.	2,215	284,938
Darden Restaurants, Inc.	6,117	921,465
†Dave & Buster's Entertainment, Inc.	4,590	176,256
†Denny's Corp.	3,860	61,760
Domino's Pizza, Inc.	1,369	772,568
†El Pollo Loco Holdings, Inc.	3,990	56,618
†Expedia Group, Inc.	2,936	530,594
†Fiesta Restaurant Group, Inc.	2,409	26,523
†Hilton Grand Vacations, Inc.	4,607	240,071
†Hilton Worldwide Holdings, Inc.	9,723	1,516,691
†Hyatt Hotels Corp. Class A	2,033	194,965
International Game Technology PLC	10,873	314,338
Jack in the Box, Inc.	1,951	170,673
†Las Vegas Sands Corp.	8,039	302,588
†Marriott International, Inc. Class A	9,978	1,648,765
Marriott Vacations Worldwide Corp.	3,604	609,004
McDonald's Corp.	19,848	5,320,653
MGM Resorts International	16,524	741,597
†Norwegian Cruise Line Holdings Ltd.	22,655	469,865
Papa John's International, Inc.	2,370	316,324
†Penn National Gaming, Inc.	9,276	480,961
†Planet Fitness, Inc. Class A	6,007	544,114
†Playa Hotels & Resorts NV	2,978	23,764
†Red Robin Gourmet Burgers, Inc.	2,551	42,168
Red Rock Resorts, Inc. Class A	6,654	366,037
†Royal Caribbean Cruises Ltd.	10,175	782,457
†Ruth's Hospitality Group, Inc.	5,354	106,545

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Scientific Games Corp. Class A	7,878	$ 526,487
†SeaWorld Entertainment, Inc.	7,588	492,158
Starbucks Corp.	29,269	3,423,595
Texas Roadhouse, Inc.	5,372	479,612
Travel & Leisure Co.	6,597	364,616
Vail Resorts, Inc.	1,643	538,740
Wendy's Co.	21,332	508,768
Wingstop, Inc.	2,063	356,486
Wyndham Hotels & Resorts, Inc.	4,719	423,058
†Wynn Resorts Ltd.	3,118	265,155
Yum! Brands, Inc.	10,780	1,496,911
		32,290,263
Household Durables–1.16%
†Beazer Homes USA, Inc.	1,618	37,570
†Cavco Industries, Inc.	837	265,873
Century Communities, Inc.	3,853	315,137
DR Horton, Inc.	27,293	2,959,926
Ethan Allen Interiors, Inc.	3,617	95,091
Flexsteel Industries, Inc.	262	7,037
Garmin Ltd.	9,022	1,228,526
†GoPro, Inc. Class A	2,300	23,713
†Green Brick Partners, Inc.	1,200	36,396
Hamilton Beach Brands Holding Co. Class A	400	5,744
†Helen of Troy Ltd.	2,108	515,343
Hooker Furnishings Corp.	1,803	41,974
Installed Building Products, Inc.	2,299	321,216
†iRobot Corp.	1,300	85,644
KB Home	9,361	418,717
La-Z-Boy, Inc.	5,162	187,432
Leggett & Platt, Inc.	12,560	516,970
Lennar Corp.	13,397	1,545,658
†LGI Homes, Inc.	2,369	365,963
†Lovesac Co.	1,377	91,240
†M/I Homes, Inc.	4,399	273,530
MDC Holdings, Inc.	7,338	409,681
†Meritage Homes Corp.	5,353	653,387
†Mohawk Industries, Inc.	2,934	534,516
Newell Brands, Inc.	34,587	755,380
†NVR, Inc.	299	1,766,752
PulteGroup, Inc.	22,245	1,271,524
†Skyline Champion Corp.	3,677	290,409
†Sonos, Inc.	2,851	84,960
†Taylor Morrison Home Corp.	12,982	453,851
Tempur Sealy International, Inc.	16,431	772,750
Toll Brothers, Inc.	9,920	718,109
†TopBuild Corp.	4,347	1,199,381
†Tri Pointe Homes, Inc.	13,629	380,113
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Tupperware Brands Corp.	4,293	$ 65,640
†Universal Electronics, Inc.	1,276	51,997
Whirlpool Corp.	6,418	1,506,048
		20,253,198
Household Products–1.11%
†Central Garden & Pet Co.	5,487	262,553
Church & Dwight Co., Inc.	11,426	1,171,165
Clorox Co.	6,009	1,047,729
Colgate-Palmolive Co.	22,655	1,933,378
Energizer Holdings, Inc.	2,995	120,099
Kimberly-Clark Corp.	9,668	1,381,751
Procter & Gamble Co.	78,038	12,765,456
Spectrum Brands Holdings, Inc.	4,932	501,683
WD-40 Co.	802	196,201
		19,380,015
Independent Power and Renewable Electricity Producers–0.17%
AES Corp.	27,893	677,800
Atlantica Sustainable Infrastructure PLC	8,753	313,007
Brookfield Renewable Corp. Class A	8,421	310,146
Clearway Energy, Inc.	11,203	392,934
Ormat Technologies, Inc.	5,007	397,055
†Sunnova Energy International, Inc.	2,425	67,706
Vistra Corp.	37,351	850,482
		3,009,130
Industrial Conglomerates–0.72%
3M Co.	27,842	4,945,574
General Electric Co.	20,420	1,929,077
Honeywell International, Inc.	21,768	4,538,846
Roper Technologies, Inc.	2,223	1,093,405
		12,506,902
Insurance–2.84%
Aflac, Inc.	30,816	1,799,346
†Alleghany Corp.	1,012	675,601
Allstate Corp.	22,632	2,662,655
†Ambac Financial Group, Inc.	5,809	93,234
American Equity Investment Life Holding Co.	7,892	307,157
American Financial Group, Inc.	5,919	812,797
American International Group, Inc.	22,594	1,284,695
American National Group, Inc.	2,184	412,427
AMERISAFE, Inc.	2,406	129,515
Aon PLC Class A	9,109	2,737,801
†Arch Capital Group Ltd.	20,393	906,469

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Argo Group International Holdings Ltd.	2,831	$ 164,509
Arthur J Gallagher & Co.	9,671	1,640,879
Assurant, Inc.	4,180	651,495
Assured Guaranty Ltd.	8,298	416,560
†Athene Holding Ltd. Class A	11,979	998,210
Axis Capital Holdings Ltd.	7,323	398,884
†Brighthouse Financial, Inc.	8,990	465,682
Brown & Brown, Inc.	14,922	1,048,718
Chubb Ltd.	11,488	2,220,745
Cincinnati Financial Corp.	7,701	877,375
CNA Financial Corp.	4,359	192,145
†eHealth, Inc.	2,423	61,786
Employers Holdings, Inc.	3,284	135,892
†Enstar Group Ltd.	1,331	329,542
Erie Indemnity Co. Class A	2,514	484,347
Everest Re Group Ltd.	2,439	668,091
†FedNat Holding Co.	2,034	2,868
Fidelity National Financial, Inc.	24,731	1,290,464
First American Financial Corp.	12,666	990,861
†Genworth Financial, Inc. Class A	43,794	177,366
Globe Life, Inc.	8,750	820,050
†Greenlight Capital Re Ltd. Class A	4,459	34,959
Hanover Insurance Group, Inc.	4,661	610,871
Hartford Financial Services Group, Inc.	18,488	1,276,412
HCI Group, Inc.	2,595	216,786
Heritage Insurance Holdings, Inc.	3,747	22,032
Horace Mann Educators Corp.	5,165	199,885
Independence Holding Co.	300	17,004
James River Group Holdings Ltd.	3,086	88,908
Kemper Corp.	7,106	417,762
Kinsale Capital Group, Inc.	1,057	251,450
Loews Corp.	10,924	630,970
†Maiden Holdings Ltd.	12,125	37,102
†Markel Corp.	624	770,016
Marsh & McLennan Cos., Inc.	16,852	2,929,215
Mercury General Corp.	6,071	322,127
MetLife, Inc.	20,200	1,262,298
National Western Life Group, Inc. Class A	415	88,993
†NI Holdings, Inc.	900	17,019
Old Republic International Corp.	27,874	685,143
Primerica, Inc.	4,918	753,782
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Principal Financial Group, Inc.	13,466	$ 973,996
ProAssurance Corp.	6,511	164,728
Progressive Corp.	17,058	1,751,004
Prudential Financial, Inc.	12,050	1,304,292
Reinsurance Group of America, Inc.	4,774	522,705
RenaissanceRe Holdings Ltd.	3,891	658,863
RLI Corp.	3,097	347,174
Safety Insurance Group, Inc.	2,074	176,352
Selective Insurance Group, Inc.	7,063	578,742
†SiriusPoint Ltd.	13,203	107,340
State Auto Financial Corp.	6,451	333,452
Stewart Information Services Corp.	3,350	267,095
Travelers Cos., Inc.	17,587	2,751,134
United Fire Group, Inc.	3,480	80,701
United Insurance Holdings Corp.	4,888	21,214
Universal Insurance Holdings, Inc.	7,335	124,695
Unum Group	9,122	224,128
W R Berkley Corp.	10,492	864,436
White Mountains Insurance Group Ltd.	305	309,239
Willis Towers Watson PLC	5,334	1,266,772
		49,318,962
Interactive Media & Services–4.04%
†Alphabet, Inc. Class C	7,515	21,745,329
†Alphabet, Inc. Class A	7,902	22,892,410
†Angi, Inc.	2,100	19,341
†Cargurus, Inc.	2,819	94,831
†Cars.com, Inc.	8,684	139,726
†DHI Group, Inc.	5,517	34,426
†Match Group, Inc.	9,882	1,306,894
†Meta Platforms, Inc. Class A	66,168	22,255,607
†Pinterest, Inc. Class A	7,293	265,100
†QuinStreet, Inc.	3,909	71,105
†Snap, Inc. Class A	4,200	197,526
†TripAdvisor, Inc.	8,010	218,353
†TrueCar, Inc.	10,819	36,785
†Twitter, Inc.	13,007	562,162
†Yelp, Inc.	6,349	230,088
†Zedge, Inc. Class B	1,132	9,622
†Zillow Group, Inc.	2,234	138,999
		70,218,304
Internet & Direct Marketing Retail–2.74%
†1-800-Flowers.com, Inc. Class A	5,253	122,763
†Amazon.com, Inc.	13,042	43,486,462
†Chewy, Inc. Class A	1,306	77,015

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
eBay, Inc.	29,163	$ 1,939,340
†Etsy, Inc.	4,697	1,028,361
†Lands' End, Inc.	2,926	57,437
†Liquidity Services, Inc.	356	7,861
PetMed Express, Inc.	1,000	25,260
†Quotient Technology, Inc.	10,979	81,464
Qurate Retail, Inc.	23,614	179,466
†Revolve Group, Inc.	600	33,624
Shutterstock, Inc.	1,235	136,937
†Wayfair, Inc. Class A	2,356	447,569
		47,623,559
IT Services–4.23%
Accenture PLC Class A	23,314	9,664,819
†Akamai Technologies, Inc.	8,140	952,706
Alliance Data Systems Corp.	4,827	321,333
Amdocs Ltd.	9,367	701,026
Automatic Data Processing, Inc.	17,610	4,342,274
†Block, Inc.	4,058	655,407
†BM Technologies, Inc.	562	5,176
Broadridge Financial Solutions, Inc.	6,640	1,213,925
Cass Information Systems, Inc.	1,874	73,686
†Cloudflare, Inc. Class A	1,236	162,534
Cognizant Technology Solutions Corp. Class A	23,339	2,070,636
Concentrix Corp.	5,575	995,806
†Conduent, Inc.	18,114	96,729
CSG Systems International, Inc.	2,870	165,369
†DXC Technology Co.	19,155	616,599
†EPAM Systems, Inc.	1,758	1,175,135
†Euronet Worldwide, Inc.	4,413	525,897
EVERTEC, Inc.	7,143	357,007
†Evo Payments, Inc. Class A	463	11,853
†ExlService Holdings, Inc.	2,948	426,782
Fidelity National Information Services, Inc.	16,512	1,802,285
†Fiserv, Inc.	15,359	1,594,111
†FleetCor Technologies, Inc.	4,616	1,033,245
†Gartner, Inc.	5,032	1,682,298
Genpact Ltd.	17,874	948,752
Global Payments, Inc.	8,159	1,102,934
†Globant SA	1,717	539,292
†GoDaddy, Inc. Class A	3,510	297,859
Hackett Group, Inc.	2,613	53,645
International Business Machines Corp.	43,938	5,872,753
Jack Henry & Associates, Inc.	4,888	816,247
†Kyndryl Holdings, Inc.	8,787	159,045
†Limelight Networks, Inc.	5,104	17,507
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†LiveRamp Holdings, Inc.	4,728	$ 226,708
Mastercard, Inc. Class A	30,330	10,898,176
Maximus, Inc.	7,040	560,877
†MoneyGram International, Inc.	1,616	12,750
†MongoDB, Inc.	1,325	701,389
†Okta, Inc.	2,043	457,979
Paychex, Inc.	11,973	1,634,314
†PayPal Holdings, Inc.	19,280	3,635,822
†Perficient, Inc.	3,007	388,775
SolarWinds Corp.	4,705	66,764
Switch, Inc. Class A	6,909	197,874
TTEC Holdings, Inc.	4,912	444,782
†Twilio, Inc. Class A	2,382	627,276
†Unisys Corp.	5,740	118,072
†VeriSign, Inc.	3,545	899,792
Visa, Inc. Class A	52,344	11,343,468
Western Union Co.	21,608	385,487
†WEX, Inc.	3,024	424,539
		73,479,516
Leisure Products–0.24%
Acushnet Holdings Corp.	6,089	323,204
†American Outdoor Brands, Inc.	2,016	40,179
Brunswick Corp.	7,857	791,436
†Callaway Golf Co.	3,178	87,204
Hasbro, Inc.	7,816	795,512
Johnson Outdoors, Inc. Class A	842	78,887
†Malibu Boats, Inc. Class A	2,224	152,855
†Mattel, Inc.	18,587	400,736
†Nautilus, Inc.	4,229	25,924
†Peloton Interactive, Inc. Class A	4,493	160,670
Polaris, Inc.	4,675	513,829
Smith & Wesson Brands, Inc.	8,067	143,593
†Vista Outdoor, Inc.	7,301	336,357
†YETI Holdings, Inc.	3,031	251,058
		4,101,444
Life Sciences Tools & Services–1.53%
†10X Genomics, Inc. Class A	375	55,860
†Adaptive Biotechnologies Corp.	4,935	138,476
Agilent Technologies, Inc.	7,038	1,123,617
†Avantor, Inc.	21,138	890,755
†Bio-Rad Laboratories, Inc. Class A	1,047	791,082
Bio-Techne Corp.	1,282	663,230
Bruker Corp.	12,233	1,026,471
†Charles River Laboratories International, Inc.	1,891	712,491
Danaher Corp.	11,681	3,843,166

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Illumina, Inc.	2,544	$ 967,839
†IQVIA Holdings, Inc.	8,264	2,331,605
†Medpace Holdings, Inc.	3,184	692,966
†Mettler-Toledo International, Inc.	1,134	1,924,636
†NeoGenomics, Inc.	2,472	84,345
PerkinElmer, Inc.	7,931	1,594,607
†Repligen Corp.	1,556	412,091
†Syneos Health, Inc.	7,453	765,274
Thermo Fisher Scientific, Inc.	9,443	6,300,747
†Waters Corp.	2,540	946,404
West Pharmaceutical Services, Inc.	2,890	1,355,439
		26,621,101
Machinery–2.72%
AGCO Corp.	8,002	928,392
Alamo Group, Inc.	1,267	186,477
Albany International Corp. Class A	2,740	242,353
Allison Transmission Holdings, Inc.	11,348	412,500
Astec Industries, Inc.	2,784	192,848
Barnes Group, Inc.	5,223	243,340
Caterpillar, Inc.	18,781	3,882,784
†Chart Industries, Inc.	2,648	422,330
†CIRCOR International, Inc.	2,161	58,736
†Colfax Corp.	11,030	507,049
Columbus McKinnon Corp.	2,989	138,271
Crane Co.	5,256	534,693
Cummins, Inc.	9,768	2,130,792
Deere & Co.	10,659	3,654,865
Donaldson Co., Inc.	12,837	760,721
Douglas Dynamics, Inc.	3,649	142,530
Dover Corp.	9,459	1,717,754
†Energy Recovery, Inc.	5,205	111,855
Enerpac Tool Group Corp.	5,155	104,543
EnPro Industries, Inc.	2,717	299,060
ESCO Technologies, Inc.	2,378	213,996
†Evoqua Water Technologies Corp.	3,982	186,159
Federal Signal Corp.	6,198	268,621
Flowserve Corp.	11,478	351,227
Fortive Corp.	13,093	998,865
Franklin Electric Co., Inc.	3,933	371,904
Gorman-Rupp Co.	3,528	157,172
Graco, Inc.	12,990	1,047,254
Greenbrier Cos., Inc.	3,320	152,355
Helios Technologies, Inc.	4,083	429,409
Hillenbrand, Inc.	7,862	408,745
Hyster-Yale Materials Handling, Inc.	2,265	93,092
IDEX Corp.	3,004	709,905
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Illinois Tool Works, Inc.	10,872	$ 2,683,210
Ingersoll Rand, Inc.	18,575	1,149,235
ITT, Inc.	7,814	798,513
John Bean Technologies Corp.	2,531	388,660
Kadant, Inc.	857	197,521
Kennametal, Inc.	8,400	301,644
†L B Foster Co. Class A	1,339	18,411
Lincoln Electric Holdings, Inc.	5,153	718,689
Lindsay Corp.	1,086	165,072
†Manitowoc Co., Inc.	5,279	98,137
†Meritor, Inc.	9,827	243,513
†Middleby Corp.	4,781	940,710
Mueller Industries, Inc.	6,447	382,694
Mueller Water Products, Inc. Class A	14,392	207,245
†NN, Inc.	2,981	12,222
Nordson Corp.	2,573	656,810
Oshkosh Corp.	5,854	659,804
Otis Worldwide Corp.	15,126	1,317,021
PACCAR, Inc.	16,526	1,458,585
Parker-Hannifin Corp.	8,335	2,651,530
Park-Ohio Holdings Corp.	1,206	25,531
Pentair PLC	14,502	1,059,081
†Province of Alberta	1,861	95,562
†RBC Bearings, Inc.	2,276	459,684
REV Group, Inc.	7,071	100,055
Shyft Group, Inc.	3,500	171,955
Snap-on, Inc.	4,957	1,067,639
†SPX Corp.	3,638	217,116
SPX FLOW, Inc.	3,819	330,267
Standex International Corp.	1,405	155,477
Stanley Black & Decker, Inc.	6,307	1,189,626
Tennant Co.	1,546	125,288
Terex Corp.	5,972	262,469
Timken Co.	8,361	579,334
†Titan International, Inc.	4,215	46,196
Toro Co.	9,030	902,187
Trinity Industries, Inc.	12,252	370,010
Wabash National Corp.	7,597	148,293
Watts Water Technologies, Inc. Class A	2,301	446,785
†Welbilt, Inc.	12,316	292,751
Westinghouse Air Brake Technologies Corp.	8,019	738,630
Woodward, Inc.	4,565	499,685
Xylem, Inc.	6,906	828,168
		47,221,612
Marine–0.06%
Costamare, Inc.	10,400	131,560
Eneti, Inc.	1,605	12,423

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine (continued)
Genco Shipping & Trading Ltd.	1,685	$ 26,960
†Kirby Corp.	5,754	341,903
Matson, Inc.	5,348	481,480
		994,326
Media–1.44%
†Altice USA, Inc. Class A	14,605	236,309
†AMC Networks, Inc. Class A	4,165	143,443
Cable One, Inc.	488	860,564
†Charter Communications, Inc. Class A	4,629	3,017,969
Comcast Corp. Class A	154,872	7,794,708
†comScore, Inc.	6,307	21,065
†Discovery, Inc.	33,336	771,176
†DISH Network Corp. Class A	15,803	512,649
†Emerald Holding, Inc.	1,076	4,272
†Entercom Communications Corp.	18,467	47,460
Entravision Communications Corp. Class A	11,605	78,682
†EW Scripps Co. Class A	6,953	134,541
Fox Corp. Class A	33,467	1,193,372
†Gannett Co., Inc.	20,670	110,171
Gray Television, Inc.	12,929	260,649
Interpublic Group of Cos., Inc.	41,293	1,546,423
John Wiley & Sons, Inc. Class A	3,746	214,533
†Liberty Broadband Corp.	8,341	1,343,491
†Liberty Media Corp. - Liberty SiriusXM	15,544	790,412
†Loyalty Ventures, Inc.	1,930	58,035
National CineMedia, Inc.	6,797	19,100
New York Times Co. Class A	12,678	612,347
News Corp. Class A	29,560	661,573
Nexstar Media Group, Inc. Class A	5,697	860,133
Omnicom Group, Inc.	22,077	1,617,582
Scholastic Corp.	4,716	188,451
Sirius XM Holdings, Inc.	68,041	432,060
TEGNA, Inc.	26,053	483,544
ViacomCBS, Inc. Class A	31,115	939,619
		24,954,333
Metals & Mining–0.77%
Alcoa Corp.	18,767	1,118,138
†Allegheny Technologies, Inc.	11,771	187,512
†Arconic Corp.	6,630	218,856
Carpenter Technology Corp.	5,905	172,367
†Century Aluminum Co.	9,619	159,291
†Cleveland-Cliffs, Inc.	8,845	192,556
†Coeur Mining, Inc.	23,894	120,426
Commercial Metals Co.	12,040	436,932
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Compass Minerals International, Inc.	3,859	$ 197,118
†Ferroglobe PLC	12,975	80,575
Freeport-McMoRan, Inc.	54,931	2,292,271
Haynes International, Inc.	1,268	51,138
Hecla Mining Co.	58,317	304,415
Kaiser Aluminum Corp.	1,961	184,216
Materion Corp.	2,300	211,462
Newmont Corp.	19,903	1,234,384
Nucor Corp.	15,954	1,821,149
Reliance Steel & Aluminum Co.	5,749	932,603
Royal Gold, Inc.	5,496	578,234
Ryerson Holding Corp.	607	15,812
Schnitzer Steel Industries, Inc. Class A	2,756	143,091
Southern Copper Corp.	4,923	303,798
Steel Dynamics, Inc.	21,496	1,334,257
SunCoke Energy, Inc.	15,427	101,664
†TimkenSteel Corp.	6,778	111,837
United States Steel Corp.	19,736	469,914
Warrior Met Coal, Inc.	5,674	145,878
Worthington Industries, Inc.	3,912	213,830
		13,333,724
Multiline Retail–0.70%
Big Lots, Inc.	4,322	194,706
Dillard's, Inc. Class A	3,626	888,442
Dollar General Corp.	8,779	2,070,351
†Dollar Tree, Inc.	16,075	2,258,859
Kohl's Corp.	17,305	854,694
Macy's, Inc.	41,432	1,084,690
†Nordstrom, Inc.	4,534	102,559
†Ollie's Bargain Outlet Holdings, Inc.	3,936	201,484
Target Corp.	19,765	4,574,412
		12,230,197
Multi-Utilities–0.60%
Ameren Corp.	8,666	771,361
Avista Corp.	5,502	233,780
Black Hills Corp.	4,628	326,598
CenterPoint Energy, Inc.	22,804	636,460
CMS Energy Corp.	11,504	748,335
Consolidated Edison, Inc.	10,269	876,151
Dominion Energy, Inc.	21,497	1,688,804
DTE Energy Co.	6,090	727,999
MDU Resources Group, Inc.	18,965	584,881
NiSource, Inc.	16,856	465,394
NorthWestern Corp.	3,593	205,376
Public Service Enterprise Group, Inc.	16,849	1,124,334
Sempra Energy	6,916	914,848
Unitil Corp.	1,492	68,617

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
WEC Energy Group, Inc.	11,137	$ 1,081,068
		10,454,006
Oil, Gas & Consumable Fuels–2.72%
Antero Midstream Corp.	18,197	176,147
†Antero Resources Corp.	21,428	374,990
APA Corp.	24,746	665,420
Arch Resources, Inc.	2,884	263,367
Berry Corp.	5,961	50,192
California Resources Corp.	1,240	52,960
†Callon Petroleum Co.	5,442	257,134
†Centennial Resource Development, Inc. Class A	22,272	133,187
Cheniere Energy, Inc.	9,402	953,551
Chesapeake Energy Corp.	3,224	208,012
Chevron Corp.	58,821	6,902,644
Civitas Resources, Inc.	1,747	85,551
†Clean Energy Fuels Corp.	25,088	153,789
†CNX Resources Corp.	18,203	250,291
†Comstock Resources, Inc.	6,200	50,158
ConocoPhillips	48,451	3,497,193
†CONSOL Energy, Inc.	4,705	106,851
Continental Resources, Inc.	6,219	278,362
Coterra Energy, Inc.	69,289	1,316,491
CVR Energy, Inc.	8,133	136,716
†Delek U.S. Holdings, Inc.	9,997	149,855
†Denbury, Inc.	1,908	146,134
Devon Energy Corp.	33,930	1,494,616
DHT Holdings, Inc.	14,019	72,759
Diamondback Energy, Inc.	3,862	416,517
Dorian LPG Ltd.	349	4,429
†DTE Midstream LLC	3,045	146,099
†EnLink Midstream LLC	18,193	125,350
EOG Resources, Inc.	21,512	1,910,911
†EQT Corp.	18,234	397,684
Equitrans Midstream Corp.	14,947	154,552
Exxon Mobil Corp.	108,758	6,654,902
†Green Plains, Inc.	4,898	170,254
Hess Corp.	14,817	1,096,903
HollyFrontier Corp.	18,276	599,087
International Seaways, Inc.	3,390	49,765
Kinder Morgan, Inc.	61,710	978,721
†Kosmos Energy Ltd.	44,165	152,811
†Laredo Petroleum, Inc.	1,478	88,872
Magnolia Oil & Gas Corp. Class A	9,933	187,436
Marathon Oil Corp.	56,103	921,211
Marathon Petroleum Corp.	29,946	1,916,245
Matador Resources Co.	13,122	484,464
Murphy Oil Corp.	15,669	409,118
NACCO Industries, Inc. Class A	200	7,258
Occidental Petroleum Corp.	63,728	1,847,475
ONEOK, Inc.	22,611	1,328,622
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc.	4,175	$ 140,697
†Par Pacific Holdings, Inc.	9,387	154,792
†PBF Energy, Inc. Class A	14,133	183,305
PDC Energy, Inc.	13,619	664,335
†Peabody Energy Corp.	15,632	157,414
Phillips 66	12,822	929,082
PHX Minerals, Inc.	1,806	3,919
Pioneer Natural Resources Co.	7,310	1,329,543
†Range Resources Corp.	18,226	324,970
†Ranger Oil Corp.	1,279	34,431
†Renewable Energy Group, Inc.	4,757	201,887
†REX American Resources Corp.	1,042	100,032
Scorpio Tankers, Inc.	6,981	89,427
SFL Corp. Ltd.	13,649	111,239
SM Energy Co.	18,345	540,811
†Southwestern Energy Co.	52,528	244,780
†Talos Energy, Inc.	7,201	70,570
Targa Resources Corp.	16,910	883,378
†Teekay Corp.	13,659	42,889
Texas Pacific Land Corp.	214	267,258
Valero Energy Corp.	17,485	1,313,298
†W&T Offshore, Inc.	13,431	43,382
†Whiting Petroleum Corp.	840	54,331
Williams Cos., Inc.	53,335	1,388,843
World Fuel Services Corp.	8,358	221,236
		47,320,905
Paper & Forest Products–0.09%
†Clearwater Paper Corp.	2,473	90,685
Glatfelter Corp.	4,944	85,037
Louisiana-Pacific Corp.	8,881	695,826
Mercer International, Inc.	10,372	124,360
Neenah, Inc.	2,359	109,174
Resolute Forest Products, Inc.	7,351	112,250
Schweitzer-Mauduit International, Inc.	4,384	131,082
†Sylvamo Corp.	1,931	53,856
Verso Corp. Class A	4,244	114,673
		1,516,943
Personal Products–0.29%
†Coty, Inc. Class A	39,789	417,784
Edgewell Personal Care Co.	5,853	267,541
†elf Beauty, Inc.	3,904	129,652
Estee Lauder Cos., Inc. Class A	7,752	2,869,790
†Herbalife Nutrition Ltd.	9,618	393,665
Inter Parfums, Inc.	2,708	289,485
Medifast, Inc.	806	168,800
Natural Health Trends Corp.	1,722	11,658

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
Nu Skin Enterprises, Inc. Class A	4,913	$ 249,335
†USANA Health Sciences, Inc.	2,193	221,932
		5,019,642
Pharmaceuticals–3.07%
†Amphastar Pharmaceuticals, Inc.	7,904	184,084
†ANI Pharmaceuticals, Inc.	738	34,007
†Arvinas, Inc.	1,435	117,871
Bristol-Myers Squibb Co.	64,188	4,002,122
†Catalent, Inc.	8,460	1,083,134
†Corcept Therapeutics, Inc.	5,666	112,187
†Cymabay Therapeutics, Inc.	5,176	17,495
†Elanco Animal Health, Inc.	22,076	626,517
Eli Lilly & Co.	28,746	7,940,220
†Endo International PLC	19,354	72,771
†Innoviva, Inc.	12,944	223,284
†Intra-Cellular Therapies, Inc.	5,388	282,008
†Jazz Pharmaceuticals PLC	4,967	632,796
Johnson & Johnson	92,449	15,815,250
†Lannett Co., Inc.	7,113	11,523
Merck & Co., Inc.	86,083	6,597,401
†Nektar Therapeutics	9,757	131,817
†NGM Biopharmaceuticals, Inc.	1,298	22,988
Organon & Co.	9,303	283,276
†Otonomy, Inc.	619	1,287
†Pacira BioSciences, Inc.	500	30,085
Perrigo Co. PLC	8,951	348,194
Pfizer, Inc.	156,456	9,238,727
Phibro Animal Health Corp. Class A	1,442	29,446
†Prestige Consumer Healthcare, Inc.	5,307	321,870
†Supernus Pharmaceuticals, Inc.	3,800	110,808
†Taro Pharmaceutical Industries Ltd.	3,413	171,025
Viatris, Inc.	55,995	757,612
Zoetis, Inc.	17,085	4,169,252
†Zogenix, Inc.	4,371	71,029
		53,440,086
Professional Services–1.01%
†ASGN, Inc.	5,526	681,908
Barrett Business Services, Inc.	300	20,718
Booz Allen Hamilton Holding Corp.	9,775	828,822
†CACI International, Inc. Class A	2,587	696,446
†CBIZ, Inc.	6,133	239,923
†Clarivate PLC	3,625	85,260
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†CoStar Group, Inc.	7,680	$ 606,950
Equifax, Inc.	3,968	1,161,791
Exponent, Inc.	4,416	515,480
†Forrester Research, Inc.	2,034	119,457
†Franklin Covey Co.	993	46,035
†FTI Consulting, Inc.	3,393	520,554
Heidrick & Struggles International, Inc.	2,100	91,833
†Huron Consulting Group, Inc.	2,990	149,201
ICF International, Inc.	2,478	254,119
IHS Markit Ltd.	15,728	2,090,566
Insperity, Inc.	2,353	277,913
Jacobs Engineering Group, Inc.	5,278	734,856
KBR, Inc.	12,823	610,631
Kelly Services, Inc. Class A	5,692	95,455
Kforce, Inc.	2,567	193,090
Korn Ferry	5,540	419,544
Leidos Holdings, Inc.	12,573	1,117,740
ManpowerGroup, Inc.	5,754	560,037
ManTech International Corp. Class A	3,157	230,240
†Mistras Group, Inc.	3,448	25,619
Nielsen Holdings PLC	26,911	551,944
Resources Connection, Inc.	4,071	72,627
Robert Half International, Inc.	9,812	1,094,234
Science Applications International Corp.	6,116	511,236
TransUnion	3,586	425,228
†TriNet Group, Inc.	6,496	618,809
†TrueBlue, Inc.	5,561	153,873
†Upwork, Inc.	2,142	73,171
Verisk Analytics, Inc.	7,642	1,747,955
		17,623,265
Real Estate Management & Development–0.34%
†CBRE Group, Inc. Class A	15,664	1,699,701
Douglas Elliman, Inc.	7,104	81,696
eXp World Holdings, Inc.	2,976	100,261
†Forestar Group, Inc.	476	10,353
†FRP Holdings, Inc.	631	36,472
†Howard Hughes Corp.	4,225	430,020
†Jones Lang LaSalle, Inc.	4,649	1,252,162
Kennedy-Wilson Holdings, Inc.	16,113	384,778
†Marcus & Millichap, Inc.	4,001	205,891
Newmark Group, Inc. Class A	20,238	378,451
†Rafael Holdings, Inc. Class B	1,698	8,660
RE/MAX Holdings, Inc. Class A	3,816	116,350
†Realogy Holdings Corp.	15,606	262,337
†Redfin Corp.	1,712	65,724
RMR Group, Inc. Class A	862	29,894

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
St. Joe Co.	8,527	$ 443,830
†Tejon Ranch Co.	2,365	45,124
†Zillow Group, Inc.	5,442	347,472
		5,899,176
Road & Rail–1.44%
AMERCO	1,663	1,207,720
ArcBest Corp.	3,105	372,134
†Avis Budget Group, Inc.	4,584	950,584
Canadian Pacific Railway Ltd.	18,535	1,333,408
†Covenant Logistics Group, Inc.	3,400	89,862
CSX Corp.	81,525	3,065,340
Heartland Express, Inc.	11,699	196,777
JB Hunt Transport Services, Inc.	8,342	1,705,105
Knight-Swift Transportation Holdings, Inc.	13,736	837,072
Landstar System, Inc.	3,625	648,948
†Lyft, Inc. Class A	3,275	139,941
Marten Transport Ltd.	11,904	204,273
Norfolk Southern Corp.	8,087	2,407,581
Old Dominion Freight Line, Inc.	6,623	2,373,551
†PAM Transportation Services, Inc.	612	43,458
Ryder System, Inc.	5,995	494,168
†Saia, Inc.	3,054	1,029,290
Schneider National, Inc. Class B	12,607	339,254
†Uber Technologies, Inc.	11,046	463,159
Union Pacific Corp.	23,513	5,923,630
Universal Logistics Holdings, Inc.	2,500	47,150
†USA Truck, Inc.	1,448	28,786
Werner Enterprises, Inc.	9,031	430,417
†XPO Logistics, Inc.	9,670	748,748
		25,080,356
Semiconductors & Semiconductor Equipment–5.91%
†Advanced Micro Devices, Inc.	19,753	2,842,457
†Alpha & Omega Semiconductor Ltd.	1,200	72,672
†Ambarella, Inc.	1,579	320,363
Amkor Technology, Inc.	34,629	858,453
Analog Devices, Inc.	14,016	2,463,592
Applied Materials, Inc.	33,111	5,210,347
†Axcelis Technologies, Inc.	3,896	290,486
Azenta, Inc.	5,180	534,110
Broadcom, Inc.	15,314	10,190,089
†CEVA, Inc.	1,850	79,994
†Cirrus Logic, Inc.	5,584	513,840
CMC Materials, Inc.	2,032	389,514
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Cohu, Inc.	4,934	$ 187,936
†Diodes, Inc.	3,823	419,804
†Enphase Energy, Inc.	3,297	603,153
Entegris, Inc.	6,793	941,374
†First Solar, Inc.	7,613	663,549
†FormFactor, Inc.	6,333	289,545
†Ichor Holdings Ltd.	2,461	113,280
Intel Corp.	192,256	9,901,184
KLA Corp.	7,775	3,344,105
Kulicke & Soffa Industries, Inc.	6,090	368,689
Lam Research Corp.	5,946	4,276,066
†Lattice Semiconductor Corp.	7,133	549,669
†MACOM Technology Solutions Holdings, Inc.	4,534	355,012
Marvell Technology, Inc.	35,186	3,078,423
†MaxLinear, Inc.	5,270	397,305
Microchip Technology, Inc.	17,612	1,533,301
Micron Technology, Inc.	45,489	4,237,300
MKS Instruments, Inc.	4,703	819,121
Monolithic Power Systems, Inc.	1,614	796,235
†NeoPhotonics Corp.	2,126	32,677
NVE Corp.	50	3,415
NVIDIA Corp.	61,316	18,033,649
NXP Semiconductors NV	2,363	538,244
†ON Semiconductor Corp.	23,557	1,599,991
†Onto Innovation, Inc.	5,165	522,853
†PDF Solutions, Inc.	3,040	96,642
†Photronics, Inc.	5,636	106,239
Power Integrations, Inc.	5,085	472,346
†Qorvo, Inc.	5,681	888,451
QUALCOMM, Inc.	40,021	7,318,640
†Rambus, Inc.	12,319	362,055
†Semtech Corp.	5,171	459,857
†Silicon Laboratories, Inc.	2,813	580,659
†SiTime Corp.	365	106,777
Skyworks Solutions, Inc.	9,309	1,444,198
†SMART Global Holdings, Inc.	3,325	236,042
†SolarEdge Technologies, Inc.	1,742	488,753
†Synaptics, Inc.	3,515	1,017,628
Teradyne, Inc.	9,638	1,576,102
Texas Instruments, Inc.	37,904	7,143,767
†Ultra Clean Holdings, Inc.	2,793	160,206
Universal Display Corp.	1,770	292,103
†Veeco Instruments, Inc.	6,193	176,315
†Wolfspeed, Inc.	4,487	501,512
Xilinx, Inc.	9,244	1,960,005
		102,760,094
Software–7.19%
†ACI Worldwide, Inc.	8,610	298,767
†Adobe, Inc.	11,801	6,691,875
†Alarm.com Holdings, Inc.	2,786	236,281

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Altair Engineering, Inc. Class A	997	$ 77,088
†Alteryx, Inc. Class A	939	56,809
†ANSYS, Inc.	2,448	981,942
†Appfolio, Inc. Class A	1,131	136,919
†Asana, Inc. Class A	2,643	197,036
†Aspen Technology, Inc.	4,013	610,779
†Atlassian Corp. PLC Class A	1,472	561,259
†Autodesk, Inc.	5,266	1,480,747
†Avalara, Inc.	2,525	326,003
†Avaya Holdings Corp.	9,200	182,160
†Bill.com Holdings, Inc.	1,914	476,873
†Black Knight, Inc.	6,997	579,981
†Blackbaud, Inc.	3,139	247,918
†Blackline, Inc.	786	81,382
†Bottomline Technologies DE, Inc.	1,500	84,705
†Box, Inc. Class A	4,710	123,355
†Cadence Design Systems, Inc.	9,307	1,734,359
CDK Global, Inc.	9,277	387,222
†Cerence, Inc.	2,733	209,457
†Ceridian HCM Holding, Inc.	3,040	317,558
Citrix Systems, Inc.	4,741	448,451
†Cognyte Software Ltd.	5,416	84,869
†CommVault Systems, Inc.	1,800	124,056
†Consensus Cloud Solutions, Inc.	1,735	100,404
†Coupa Software, Inc.	1,158	183,022
†Crowdstrike Holdings, Inc. Class A	1,645	336,814
†Datadog, Inc. Class A	1,907	339,656
†DocuSign, Inc.	2,254	343,307
Dolby Laboratories, Inc. Class A	6,088	579,699
†Dropbox, Inc. Class A	7,150	175,461
†Dynatrace, Inc.	8,266	498,853
Ebix, Inc.	3,512	106,765
†Elastic NV	740	91,087
†Envestnet, Inc.	3,287	260,791
†Fair Isaac Corp.	1,666	722,494
†Five9, Inc.	698	95,849
†Fortinet, Inc.	5,173	1,859,176
†Guidewire Software, Inc.	3,986	452,531
†HubSpot, Inc.	998	657,832
InterDigital, Inc.	3,332	238,671
Intuit, Inc.	8,030	5,165,057
†Mandiant, Inc.	9,315	163,385
†Manhattan Associates, Inc.	4,099	637,354
Microsoft Corp.	211,633	71,176,411
†Mimecast Ltd.	1,074	85,458
†N-Able, Inc.	4,705	52,225
†NCR Corp.	13,077	525,695
†New Relic, Inc.	1,830	201,227
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
NortonLifeLock, Inc.	13,452	$ 349,483
†Nuance Communications, Inc.	16,608	918,755
†OneSpan, Inc.	3,332	56,411
Oracle Corp.	50,358	4,391,721
†Palantir Technologies, Inc. Class A	14,120	257,125
†Palo Alto Networks, Inc.	1,493	831,243
†Paycom Software, Inc.	2,337	970,299
†Paylocity Holding Corp.	1,771	418,239
Pegasystems, Inc.	3,145	351,674
Progress Software Corp.	4,679	225,855
†PTC, Inc.	4,125	499,744
†Q2 Holdings, Inc.	1,216	96,599
†Qualys, Inc.	1,453	199,381
†RingCentral, Inc. Class A	402	75,315
†Sailpoint Technologies Holdings, Inc.	1,400	67,676
†salesforce.com, Inc.	12,611	3,204,833
Sapiens International Corp. NV	854	29,420
†ServiceNow, Inc.	2,218	1,439,726
†Smartsheet, Inc. Class A	2,737	211,981
†Splunk, Inc.	2,645	306,079
†SPS Commerce, Inc.	602	85,695
SS&C Technologies Holdings, Inc.	13,110	1,074,758
†Synchronoss Technologies, Inc.	4,423	10,792
†Synopsys, Inc.	3,261	1,201,678
†Teradata Corp.	10,985	466,533
†Trade Desk, Inc. Class A	8,630	790,853
†Tyler Technologies, Inc.	1,278	687,500
†Varonis Systems, Inc.	2,654	129,462
†Verint Systems, Inc.	5,416	284,394
VMware, Inc. Class A	5,665	656,460
†Vonage Holdings Corp.	14,049	292,079
†Workday, Inc. Class A	1,507	411,682
†Workiva, Inc.	709	92,517
Xperi Holding Corp.	14,584	275,783
†Zendesk, Inc.	2,528	263,645
†Ziff Davis, Inc.	5,206	577,137
†Zoom Video Communications, Inc. Class A	2,558	470,442
†Zscaler, Inc.	1,623	521,519
		124,981,563
Specialty Retail–2.90%
Aaron's Co., Inc.	3,102	76,464
†Abercrombie & Fitch Co. Class A	8,315	289,611
Advance Auto Parts, Inc.	5,029	1,206,357
American Eagle Outfitters, Inc.	17,294	437,884

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†America's Car-Mart, Inc.	559	$ 57,242
†Asbury Automotive Group, Inc.	2,126	367,224
†AutoNation, Inc.	10,371	1,211,851
†AutoZone, Inc.	842	1,765,160
†Barnes & Noble Education, Inc.	6,119	41,670
Bath & Body Works, Inc.	4,877	340,366
†Bed Bath & Beyond, Inc.	14,541	212,008
Best Buy Co., Inc.	17,025	1,729,740
Big 5 Sporting Goods Corp.	900	17,109
†Boot Barn Holdings, Inc.	3,430	422,061
Buckle, Inc.	4,520	191,241
Build-A-Bear Workshop, Inc.	2,901	56,628
†Burlington Stores, Inc.	1,507	439,306
Caleres, Inc.	7,320	166,018
Camping World Holdings, Inc. Class A	2,739	110,656
†CarMax, Inc.	11,131	1,449,590
†Carvana Co.	442	102,451
Cato Corp. Class A	4,303	73,839
†Chico's FAS, Inc.	18,957	101,989
†Children's Place, Inc.	1,721	136,458
†Citi Trends, Inc.	2,149	203,618
†Conn's, Inc.	6,316	148,552
†Designer Brands, Inc. Class A	7,264	103,221
Dick's Sporting Goods, Inc.	8,270	950,967
†Five Below, Inc.	3,322	687,289
†Floor & Decor Holdings, Inc. Class A	5,614	729,876
Foot Locker, Inc.	11,651	508,333
Gap, Inc.	29,199	515,362
†Genesco, Inc.	3,102	199,055
Group 1 Automotive, Inc.	2,404	469,309
Guess?, Inc.	8,419	199,362
Haverty Furniture Cos., Inc.	2,655	81,163
Hibbett, Inc.	1,645	118,325
Home Depot, Inc.	29,507	12,245,700
Lithia Motors, Inc.	2,853	847,198
Lowe's Cos., Inc.	19,066	4,928,180
†MarineMax, Inc.	2,439	143,999
Monro, Inc.	2,231	130,000
Murphy USA, Inc.	4,148	826,448
†National Vision Holdings, Inc.	4,591	220,322
†ODP Corp.	6,111	240,040
†O'Reilly Automotive, Inc.	3,146	2,221,800
Penske Automotive Group, Inc.	9,169	983,100
Rent-A-Center, Inc.	8,035	386,001
†RH	1,359	728,342
Ross Stores, Inc.	14,409	1,646,661
†Sally Beauty Holdings, Inc.	5,960	110,022
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Shoe Carnival, Inc.	3,150	$ 123,102
Signet Jewelers Ltd.	8,178	711,731
†Sleep Number Corp.	2,723	208,582
Sonic Automotive, Inc. Class A	3,294	162,888
†Sportsman's Warehouse Holdings, Inc.	165	1,947
TJX Cos., Inc.	33,461	2,540,359
Tractor Supply Co.	8,025	1,914,765
†Ulta Beauty, Inc.	3,053	1,258,874
†Urban Outfitters, Inc.	8,844	259,660
†Victoria's Secret, Inc.	1,625	90,253
Williams-Sonoma, Inc.	8,213	1,389,065
Winmark Corp.	151	37,492
†Zumiez, Inc.	3,015	144,690
		50,418,576
Technology Hardware, Storage & Peripherals–5.82%
†3D Systems Corp.	12,600	271,404
Apple, Inc.	525,452	93,304,512
†Avid Technology, Inc.	6,614	215,418
†Dell Technologies, Inc. Class C	8,375	470,424
Hewlett Packard Enterprise Co.	66,095	1,042,318
HP, Inc.	42,775	1,611,334
NetApp, Inc.	10,966	1,008,762
†Pure Storage, Inc. Class A	9,250	301,088
Seagate Technology Holdings PLC	10,461	1,181,884
†Stratasys Ltd.	4,881	119,536
†Western Digital Corp.	17,077	1,113,591
Xerox Holdings Corp.	23,774	538,243
		101,178,514
Textiles, Apparel & Luxury Goods–1.03%
†Capri Holdings Ltd.	15,972	1,036,743
Carter's, Inc.	3,697	374,210
Columbia Sportswear Co.	6,536	636,868
†Crocs, Inc.	5,293	678,668
Culp, Inc.	695	6,609
†Deckers Outdoor Corp.	2,578	944,347
†Fossil Group, Inc.	8,573	88,216
†G-III Apparel Group Ltd.	9,262	256,002
Hanesbrands, Inc.	36,640	612,621
Kontoor Brands, Inc.	1,846	94,608
Levi Strauss & Co. Class A	6,870	171,956
†Lululemon Athletica, Inc.	3,750	1,467,937
Movado Group, Inc.	2,255	94,327
NIKE, Inc. Class B	43,454	7,242,478
Oxford Industries, Inc.	1,750	177,660
PVH Corp.	5,201	554,687
Ralph Lauren Corp.	3,815	453,451
†Skechers USA, Inc. Class A	10,959	475,621

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.	5,325	$ 247,453
Tapestry, Inc.	16,823	683,014
†Under Armour, Inc. Class A	23,812	455,486
†Unifi, Inc.	3,174	73,478
†Vera Bradley, Inc.	810	6,893
VF Corp.	11,580	847,888
Wolverine World Wide, Inc.	7,147	205,905
		17,887,126
Thrifts & Mortgage Finance–0.33%
†Axos Financial, Inc.	7,624	426,258
Capitol Federal Financial, Inc.	17,349	196,564
†Columbia Financial, Inc.	6,136	127,997
Essent Group Ltd.	9,692	441,277
Federal Agricultural Mortgage Corp. Class C	1,195	148,096
Flagstar Bancorp, Inc.	5,432	260,410
Kearny Financial Corp.	10,885	144,226
MGIC Investment Corp.	35,831	516,683
†Mr Cooper Group, Inc.	6,569	273,336
New York Community Bancorp, Inc.	39,410	481,196
†NMI Holdings, Inc. Class A	9,001	196,672
Northfield Bancorp, Inc.	6,724	108,660
Northwest Bancshares, Inc.	14,286	202,290
Premier Financial Corp.	4,031	124,598
Provident Financial Services, Inc.	6,385	154,645
Radian Group, Inc.	20,843	440,413
†Sterling Bancorp, Inc.	1,664	9,568
TFS Financial Corp.	9,915	177,181
TrustCo Bank Corp.	2,494	83,075
Walker & Dunlop, Inc.	3,997	603,067
Washington Federal, Inc.	7,858	262,300
Waterstone Financial, Inc.	3,925	85,800
WSFS Financial Corp.	5,321	266,689
		5,731,001
Tobacco–0.37%
Altria Group, Inc.	49,032	2,323,627
Philip Morris International, Inc.	39,236	3,727,420
Universal Corp.	2,660	146,087
Vector Group Ltd.	14,208	163,108
		6,360,242
Trading Companies & Distributors–0.81%
Air Lease Corp.	16,007	707,990
Applied Industrial Technologies, Inc.	3,004	308,511
†Beacon Roofing Supply, Inc.	8,312	476,693
Boise Cascade Co.	5,038	358,706
†DXP Enterprises, Inc.	1,631	41,868
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Fastenal Co.	31,166	$ 1,996,494
GATX Corp.	3,554	370,291
Global Industrial Co.	4,022	164,500
†GMS, Inc.	5,211	313,233
H&E Equipment Services, Inc.	5,317	235,384
Herc Holdings, Inc.	3,940	616,807
McGrath RentCorp	2,869	230,266
†MRC Global, Inc.	11,216	77,166
MSC Industrial Direct Co., Inc. Class A	5,382	452,411
†NOW, Inc.	13,867	118,424
Rush Enterprises, Inc. Class A	7,029	391,093
†SiteOne Landscape Supply, Inc.	1,610	390,071
Textainer Group Holdings Ltd.	6,500	232,115
†Titan Machinery, Inc.	4,300	144,867
Triton International Ltd.	8,058	485,333
†United Rentals, Inc.	7,322	2,433,027
†Univar Solutions, Inc.	13,479	382,130
†Veritiv Corp.	1,100	134,827
Watsco, Inc.	2,624	820,997
†WESCO International, Inc.	6,710	882,969
WW Grainger, Inc.	2,584	1,339,132
		14,105,305
Water Utilities–0.15%
American States Water Co.	2,081	215,259
American Water Works Co., Inc.	6,665	1,258,752
California Water Service Group	3,488	250,648
Essential Utilities, Inc.	10,156	545,275
Middlesex Water Co.	1,357	163,247
SJW Group	2,175	159,210
York Water Co.	591	29,420
		2,621,811
Wireless Telecommunication Services–0.19%
Shenandoah Telecommunications Co.	4,651	118,600
Spok Holdings, Inc.	1,858	17,335
Telephone & Data Systems, Inc.	9,452	190,458
†T-Mobile U.S., Inc.	24,922	2,890,454
†U.S. Cellular Corp.	3,838	120,974
		3,337,821
Total Common Stock (Cost $751,345,528)		1,734,204,441
PREFERRED STOCKS–0.01%
†Qurate Retail, Inc. 8.00%	708	73,080

LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	3,174	$ 97,283
Total Preferred Stocks (Cost $288,457)		170,363
RIGHTS–0.00%
=†Achillion Pharmace CVR	5,527	8,014
=†Contra Zagg, Inc. CVR	1,799	162
=†Media General, Inc. CVR	16,818	2,080
Total Rights (Cost $2,704)		10,256

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.34%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	5,946,045	$ 5,946,045
Total Money Market Fund (Cost $5,946,045)		5,946,045

TOTAL INVESTMENTS–100.09% (Cost $757,582,734)	1,740,331,105
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(1,543,745)
NET ASSETS APPLICABLE TO 37,579,765 SHARES OUTSTANDING–100.00%	$1,738,787,360
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,409,943,918 / 30,427,765 Shares)	$46.337
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($328,843,442 / 7,152,000 Shares)	$45.979
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 689,510,300
Distributable earnings/(accumulated loss)	1,049,277,060
TOTAL NET ASSETS	$1,738,787,360

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
★ Includes $944,770 payable for securities purchased, $1,443,067 payable for fund shares redeemed, $71,632 other accrued expenses payable and $604,742 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 23,288,994
Foreign taxes withheld	(6,249)
23,282,745
EXPENSES:
Management fees	5,520,154
Distribution fees-Service Class	1,052,868
Shareholder servicing fees	479,482
Accounting and administration expenses	283,969
Professional fees	50,599
Reports and statements to shareholders	38,877
Trustees’ fees and expenses	34,448
Pricing fees	26,864
Custodian fees	19,200
Consulting fees	3,206
Other	34,154
7,543,821
Less:
Management fees waived	(137,744)
Total operating expenses	7,406,077
NET INVESTMENT INCOME	15,876,668
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	75,679,901
Net change in unrealized appreciation (depreciation) of:
Investments	304,022,932
Foreign currencies	32
Net change in unrealized appreciation (depreciation)	304,022,964
NET REALIZED AND UNREALIZED GAIN	379,702,865
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$395,579,533
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,876,668	$ 17,271,962
Net realized gain	75,679,901	63,899,278
Net change in unrealized appreciation (depreciation)	304,022,964	129,409,820
Net increase in net assets resulting from operations	395,579,533	210,581,060
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(68,352,860)	(61,570,537)
Service Class	(14,885,077)	(12,759,216)
	(83,237,937)	(74,329,753)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,545,227	22,719,919
Service Class	50,267,050	40,257,954
Reinvestment of dividends and distributions:
Standard Class	68,352,860	61,570,537
Service Class	14,885,077	12,759,216
	158,050,214	137,307,626
Cost of shares redeemed:
Standard Class	(175,045,629)	(148,449,653)
Service Class	(54,615,763)	(49,392,294)
	(229,661,392)	(197,841,947)
Decrease in net assets derived from capital share transactions	(71,611,178)	(60,534,321)
NET INCREASE IN NET ASSETS	240,730,418	75,716,986
NET ASSETS:
Beginning of year	1,498,056,942	1,422,339,956
End of year	$1,738,787,360	$1,498,056,942
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$38.201	$34.698	$28.534	$32.022	$27.254
Income (loss) from investment operations:
Net investment income[1]	0.447	0.454	0.468	0.457	0.416
Net realized and unrealized gain (loss)	9.971	4.986	8.000	(2.676)	5.236
Total from investment operations	10.418	5.440	8.468	(2.219)	5.652
Less dividends and distributions from:
Net investment income	(0.512)	(0.520)	(0.609)	(0.486)	(0.433)
Net realized gain	(1.770)	(1.417)	(1.695)	(0.783)	(0.451)
Total dividends and distributions	(2.282)	(1.937)	(2.304)	(1.269)	(0.884)
Net asset value, end of period	$46.337	$38.201	$34.698	$28.534	$32.022
Total return[2]	27.55%	16.40%	30.11%	(7.29%)	20.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,409,944	$1,235,576	$1,191,025	$1,024,194	$1,245,607
Ratio of expenses to average net assets	0.38%	0.41%	0.41%	0.42%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.41%	0.41%	0.42%	—
Ratio of net investment income to average net assets	1.03%	1.37%	1.43%	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	1.37%	1.43%	1.39%	—
Portfolio turnover	3%	6%	5%	5%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 37.935	$ 34.486	$ 28.389	$ 31.861	$ 27.130
Income (loss) from investment operations:
Net investment income[1]	0.292	0.335	0.352	0.339	0.312
Net realized and unrealized gain (loss)	9.885	4.934	7.945	(2.644)	5.199
Total from investment operations	10.177	5.269	8.297	(2.305)	5.511
Less dividends and distributions from:
Net investment income	(0.363)	(0.403)	(0.505)	(0.384)	(0.329)
Net realized gain	(1.770)	(1.417)	(1.695)	(0.783)	(0.451)
Total dividends and distributions	(2.133)	(1.820)	(2.200)	(1.167)	(0.780)
Net asset value, end of period	$ 45.979	$ 37.935	$ 34.486	$ 28.389	$ 31.861
Total return[2]	27.10%	16.00%	29.65%	(7.60%)	20.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,843	$262,481	$231,315	$155,082	$138,464
Ratio of expenses to average net assets	0.73%	0.76%	0.76%	0.77%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.76%	0.76%	0.77%	—
Ratio of net investment income to average net assets	0.68%	1.02%	1.08%	1.04%	1.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	1.02%	1.08%	1.04%	—
Portfolio turnover	3%	6%	5%	5%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   Effective April 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.0075% on the first $100 million of the Fund’s average daily net assets and 0.0025% of the Fund’s average daily net assets in excess of $100 million.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$95,146
Legal	15,391
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,060 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Dimensional U.S. Core Equity 1 Fund–34

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$467,376
Distribution fees payable to LFD	95,385
Shareholder servicing fees payable to Lincoln Life	41,981
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 53,148,451
Sales	189,058,448
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 761,191,192
Aggregate unrealized appreciation of investments	$1,033,217,179
Aggregate unrealized depreciation of investments	(54,077,266)
Net unrealized appreciation of investments	$ 979,139,913
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 21,907,823	$—	$ —	$ 21,907,823
Air Freight & Logistics	12,163,773	—	—	12,163,773
Airlines	4,195,784	—	—	4,195,784
Auto Components	9,254,127	—	—	9,254,127
LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Automobiles	$ 18,913,858	$—	$ —	$ 18,913,858
Banks	91,770,235	—	—	91,770,235
Beverages	22,956,813	—	—	22,956,813
Biotechnology	33,857,392	—	74,970	33,932,362
Building Products	20,010,219	—	—	20,010,219
Capital Markets	54,928,175	—	—	54,928,175
Chemicals	41,084,124	—	—	41,084,124
Commercial Services & Supplies	15,514,728	—	—	15,514,728
Communications Equipment	18,093,875	—	—	18,093,875
Construction & Engineering	7,474,847	—	—	7,474,847
Construction Materials	3,526,097	—	—	3,526,097
Consumer Finance	18,477,369	—	—	18,477,369
Containers & Packaging	12,781,112	—	—	12,781,112
Distributors	3,076,563	—	—	3,076,563
Diversified Consumer Services	4,453,728	—	—	4,453,728
Diversified Financial Services	15,786,977	—	—	15,786,977
Diversified Telecommunication Services	21,073,342	—	—	21,073,342
Electric Utilities	22,548,234	—	—	22,548,234
Electrical Equipment	14,705,210	—	—	14,705,210
Electronic Equipment, Instruments & Components	24,724,450	—	—	24,724,450
Energy Equipment & Services	5,817,512	—	—	5,817,512
Entertainment	17,584,554	—	—	17,584,554
Food & Staples Retailing	25,698,202	—	—	25,698,202
Food Products	23,949,658	—	—	23,949,658
Gas Utilities	3,036,253	—	—	3,036,253
Health Care Equipment & Supplies	36,191,606	—	—	36,191,606
Health Care Providers & Services	50,849,427	—	—	50,849,427
Health Care Technology	4,450,386	—	—	4,450,386
Hotels, Restaurants & Leisure	32,290,263	—	—	32,290,263
Household Durables	20,253,198	—	—	20,253,198
Household Products	19,380,015	—	—	19,380,015
Independent Power and Renewable Electricity Producers	3,009,130	—	—	3,009,130
Industrial Conglomerates	12,506,902	—	—	12,506,902
Insurance	49,318,962	—	—	49,318,962
Interactive Media & Services	70,218,304	—	—	70,218,304
Internet & Direct Marketing Retail	47,623,559	—	—	47,623,559
IT Services	73,479,516	—	—	73,479,516
Leisure Products	4,101,444	—	—	4,101,444
Life Sciences Tools & Services	26,621,101	—	—	26,621,101
Machinery	47,221,612	—	—	47,221,612
Marine	994,326	—	—	994,326
Media	24,954,333	—	—	24,954,333
Metals & Mining	13,333,724	—	—	13,333,724
Multiline Retail	12,230,197	—	—	12,230,197
Multi-Utilities	10,454,006	—	—	10,454,006
Oil, Gas & Consumable Fuels	47,320,905	—	—	47,320,905
Paper & Forest Products	1,516,943	—	—	1,516,943
Personal Products	5,019,642	—	—	5,019,642
Pharmaceuticals	53,440,086	—	—	53,440,086
Professional Services	17,623,265	—	—	17,623,265
Real Estate Management & Development	5,899,176	—	—	5,899,176
Road & Rail	25,080,356	—	—	25,080,356
Semiconductors & Semiconductor Equipment	102,760,094	—	—	102,760,094
Software	124,981,563	—	—	124,981,563
Specialty Retail	50,418,576	—	—	50,418,576
Technology Hardware, Storage & Peripherals	101,178,514	—	—	101,178,514
Textiles, Apparel & Luxury Goods	17,887,126	—	—	17,887,126
Thrifts & Mortgage Finance	5,731,001	—	—	5,731,001
Tobacco	6,360,242	—	—	6,360,242
LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$ 14,105,305	$—	$ —	$ 14,105,305
Water Utilities	2,621,811	—	—	2,621,811
Wireless Telecommunication Services	3,337,821	—	—	3,337,821
Preferred Stocks	170,363	—	—	170,363
Rights	—	—	10,256	10,256
Money Market Fund	5,946,045	—	—	5,946,045
Total Investments	$1,740,245,879	$—	$85,226	$1,740,331,105
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Partnership Basis Adjustments and Passive Foreign Investment Company ("PFICS") Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$19,439,888	$17,682,090
Long-term capital gains	63,798,049	56,647,663
Total	$83,237,937	$74,329,753
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 70,137,148
Other temporary differences	(1)
Net unrealized appreciation	979,139,913
Distributable earnings/(accumulated loss)	$1,049,277,060
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	572,037	703,268
Service Class	1,151,260	1,313,942
Shares reinvested:
Standard Class	1,528,060	1,801,690
Service Class	336,739	379,232
	3,588,096	4,198,132
Shares redeemed:
Standard Class	(4,016,598)	(4,486,289)
Service Class	(1,255,320)	(1,481,283)
	(5,271,918)	(5,967,572)
Net decrease	(1,683,822)	(1,769,440)
LVIP Dimensional U.S. Core Equity 1 Fund–37

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Dimensional U.S. Core Equity 1 Fund–39

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund–40

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include a breakpoint and considered that Dimensional’s subadvisory fees were reduced effective March 2021. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Core Equity 1 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Dimensional U.S. Core Equity 1 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 1 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 1 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund–46

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 27.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 3000® Index1, returned 25.66%.
The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets.
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 11.6%. Mid caps (Russell Midcap® Index4), a subset of the Russell 1000® Index universe, outperformed small caps by 7.8% and underperformed large caps by 3.9%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) underperformed large cap growth stocks (Russell 1000® Growth Index6) by 2.4%, and small cap value stocks (Russell 2000® Value Index7) outperformed small cap growth stocks (Russell 2000® Growth Index8) by 25.4%.
Among large caps, stocks with higher profitability performed in line with stocks with lower profitability. Among small caps, stocks with higher profitability outperformed stocks with lower profitability.
The Fund's emphasis on small value stocks contributed positively to relative performance. The Fund's emphasis on high profitability stocks also contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the US equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joel Schneider
Jed S. Fogdall
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,462 for the Standard Class shares and to $22,096 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $25,306. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 27.77%
Five Years	+ 15.21%
Inception (5/1/15)	+ 12.90%
Service Class Shares
One Year	+ 27.46%
Five Years	+ 14.92%
Inception (5/1/15)	+ 12.62%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000®Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund
2021 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap®Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap®Index are the same 800 of the 1,000 companies that comprise Russell 1000®Index. The Russell 1000®Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000®Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000®Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,086.20	0.48%	$2.52
Service Class Shares	1,000.00	1,084.80	0.73%	3.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.80	0.48%	$2.45
Service Class Shares	1,000.00	1,021.50	0.73%	3.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.72%
Aerospace & Defense	1.20%
Air Freight & Logistics	0.74%
Airlines	0.25%
Auto Components	0.62%
Automobiles	0.71%
Banks	5.59%
Beverages	1.27%
Biotechnology	2.04%
Building Products	1.29%
Capital Markets	3.21%
Chemicals	2.52%
Commercial Services & Supplies	0.99%
Communications Equipment	1.04%
Construction & Engineering	0.51%
Construction Materials	0.24%
Consumer Finance	1.18%
Containers & Packaging	0.84%
Distributors	0.21%
Diversified Consumer Services	0.30%
Diversified Financial Services	0.81%
Diversified Telecommunication Services	1.14%
Electric Utilities	0.85%
Electrical Equipment	0.97%
Electronic Equipment, Instruments & Components	1.60%
Energy Equipment & Services	0.38%
Entertainment	0.78%
Equity Real Estate Investment Trusts	0.00%
Food & Staples Retailing	1.55%
Food Products	1.50%
Gas Utilities	0.20%
Health Care Equipment & Supplies	1.80%
Health Care Providers & Services	3.14%
Health Care Technology	0.23%
Hotels, Restaurants & Leisure	1.46%
Household Durables	1.29%
Household Products	1.18%
Independent Power and Renewable Electricity Producers	0.20%
Industrial Conglomerates	0.58%
Insurance	3.02%
Interactive Media & Services	3.08%
Internet & Direct Marketing Retail	2.90%
IT Services	4.29%
Leisure Products	0.30%
Life Sciences Tools & Services	1.59%
Security Type/Sector	Percentage of Net Assets
Machinery	3.08%
Marine	0.07%
Media	1.55%
Metals & Mining	0.95%
Multiline Retail	0.77%
Multi-Utilities	0.47%
Oil, Gas & Consumable Fuels	3.01%
Paper & Forest Products	0.12%
Personal Products	0.24%
Pharmaceuticals	3.28%
Professional Services	1.08%
Real Estate Investment Trusts (REITs)	0.00%
Real Estate Management & Development	0.36%
Road & Rail	1.70%
Semiconductors & Semiconductor Equipment	5.03%
Software	6.99%
Specialty Retail	2.94%
Technology Hardware, Storage & Peripherals	5.68%
Textiles, Apparel & Luxury Goods	1.00%
Thrifts & Mortgage Finance	0.35%
Tobacco	0.20%
Trading Companies & Distributors	0.91%
Water Utilities	0.17%
Wireless Telecommunication Services	0.18%
Preferred Stock	0.01%
Rights	0.00%
Money Market Fund	0.24%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	5.22%
Microsoft Corp.	4.37%
Amazon.com, Inc.	2.60%
Johnson & Johnson	1.02%
Meta Platforms, Inc. Class A	0.96%
Alphabet, Inc. Class A	0.95%
UnitedHealth Group, Inc.	0.94%
Alphabet, Inc. Class C	0.93%
JPMorgan Chase & Co.	0.90%
Procter & Gamble Co.	0.81%
Total	18.70%

IT–Information Technology
LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.72%
Aerospace & Defense–1.20%
†AAR Corp.	2,339	$ 91,291
Aerojet Rocketdyne Holdings, Inc.	6,136	286,919
†AeroVironment, Inc.	732	45,406
†Astronics Corp.	3,366	40,402
†Axon Enterprise, Inc.	892	140,044
†Boeing Co.	3,476	699,788
BWX Technologies, Inc.	5,445	260,707
Curtiss-Wright Corp.	3,000	416,010
†Ducommun, Inc.	1,095	51,213
General Dynamics Corp.	3,875	807,821
HEICO Corp.	2,829	381,199
†Hexcel Corp.	6,480	335,664
Howmet Aerospace, Inc.	9,783	311,393
Huntington Ingalls Industries, Inc.	1,759	328,476
Kaman Corp.	2,196	94,757
†Kratos Defense & Security Solutions, Inc.	7,221	140,087
L3Harris Technologies, Inc.	2,580	550,159
Lockheed Martin Corp.	4,642	1,649,813
Maxar Technologies, Inc.	411	12,137
†Mercury Systems, Inc.	2,137	117,663
Moog, Inc. Class A	2,078	168,256
National Presto Industries, Inc.	415	34,043
Northrop Grumman Corp.	3,797	1,469,705
Park Aerospace Corp.	1,422	18,770
Raytheon Technologies Corp.	17,936	1,543,572
Spirit AeroSystems Holdings, Inc. Class A	4,503	194,034
Textron, Inc.	7,208	556,458
†TransDigm Group, Inc.	988	628,645
†Vectrus, Inc.	700	32,039
		11,406,471
Air Freight & Logistics–0.74%
†Air Transport Services Group, Inc.	4,399	129,243
†Atlas Air Worldwide Holdings, Inc.	1,872	176,193
CH Robinson Worldwide, Inc.	6,781	729,839
Expeditors International of Washington, Inc.	6,016	807,889
FedEx Corp.	6,059	1,567,100
Forward Air Corp.	1,360	164,682
†GXO Logistics, Inc.	6,121	555,970
†Hub Group, Inc. Class A	1,843	155,254
†Radiant Logistics, Inc.	4,220	30,764
United Parcel Service, Inc. Class B	12,787	2,740,765
		7,057,699
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.25%
†Alaska Air Group, Inc.	6,350	$ 330,835
†Allegiant Travel Co.	963	180,119
†American Airlines Group, Inc.	14,699	263,994
†Copa Holdings SA Class A	1,782	147,300
†Delta Air Lines, Inc.	2,224	86,914
†Hawaiian Holdings, Inc.	3,086	56,690
†JetBlue Airways Corp.	17,815	253,686
†Mesa Air Group, Inc.	2,354	13,182
†SkyWest, Inc.	3,119	122,577
†Southwest Airlines Co.	12,115	519,006
†Spirit Airlines, Inc.	5,476	119,651
†United Airlines Holdings, Inc.	7,109	311,232
		2,405,186
Auto Components–0.62%
†Adient PLC	6,791	325,153
†American Axle & Manufacturing Holdings, Inc.	7,274	67,867
†Aptiv PLC	4,752	783,842
Autoliv, Inc.	5,998	620,253
BorgWarner, Inc.	14,888	671,002
†Cooper-Standard Holdings, Inc.	1,627	36,461
Dana, Inc.	8,992	205,198
†Dorman Products, Inc.	1,581	178,669
†Fox Factory Holding Corp.	1,929	328,123
Gentex Corp.	14,126	492,291
†Gentherm, Inc.	1,589	138,084
†Goodyear Tire & Rubber Co.	17,941	382,502
†Horizon Global Corp.	1,513	12,074
LCI Industries	1,744	271,837
Lear Corp.	3,892	712,041
†Modine Manufacturing Co.	3,832	38,665
†Motorcar Parts of America, Inc.	2,131	36,376
Patrick Industries, Inc.	1,704	137,496
Standard Motor Products, Inc.	1,116	58,467
†Stoneridge, Inc.	2,012	39,717
†Superior Industries International, Inc.	1,457	6,527
†Tenneco, Inc. Class A	5,209	58,862
†Veoneer, Inc.	3,982	141,281
†Visteon Corp.	1,057	117,475
†XPEL, Inc.	339	23,147
		5,883,410
Automobiles–0.71%
Ford Motor Co.	46,611	968,111
†General Motors Co.	34,353	2,014,116
Harley-Davidson, Inc.	10,933	412,065
LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles (continued)
†Tesla, Inc.	2,657	$ 2,807,865
Thor Industries, Inc.	3,525	365,789
Winnebago Industries, Inc.	1,657	124,142
		6,692,088
Banks–5.59%
1st Source Corp.	1,869	92,702
ACNB Corp.	300	9,384
Allegiance Bancshares, Inc.	1,602	67,620
American National Bankshares, Inc.	691	26,037
Ameris Bancorp	4,264	211,836
Ames National Corp.	508	12,441
Arrow Financial Corp.	1,242	43,756
Associated Banc-Corp.	9,472	213,972
†Atlantic Capital Bancshares, Inc.	2,130	61,280
Atlantic Union Bankshares Corp.	5,077	189,321
†Axos Financial, Inc.	4,313	241,140
Banc of California, Inc.	4,299	84,346
BancFirst Corp.	2,354	166,098
†Bancorp, Inc.	5,433	137,509
Bank of America Corp.	92,335	4,107,984
Bank of Hawaii Corp.	2,642	221,294
Bank of Marin Bancorp	1,102	41,027
Bank of NT Butterfield & Son Ltd.	3,380	128,812
Bank OZK	8,849	411,744
BankFinancial Corp.	1,093	11,662
BankUnited, Inc.	5,824	246,413
Bankwell Financial Group, Inc.	404	13,267
Banner Corp.	1,939	117,639
Bar Harbor Bankshares	748	21,640
†BayCom Corp.	1,762	33,055
Berkshire Hills Bancorp, Inc.	4,384	124,637
BOK Financial Corp.	3,149	332,188
Brookline Bancorp, Inc.	5,744	92,995
Bryn Mawr Bank Corp.	1,379	62,069
Business First Bancshares, Inc.	727	20,581
Byline Bancorp, Inc.	1,200	32,820
C&F Financial Corp.	247	12,644
Cadence Bank	14,152	421,588
Cambridge Bancorp	195	18,250
Camden National Corp.	1,173	56,492
Capital City Bank Group, Inc.	1,029	27,166
Capstar Financial Holdings, Inc.	789	16,593
Cathay General Bancorp	5,111	219,722
CBTX, Inc.	1,491	43,239
Central Pacific Financial Corp.	1,797	50,621
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Central Valley Community Bancorp	650	$ 13,501
CIT Group, Inc.	5,667	290,944
Citigroup, Inc.	26,965	1,628,416
Citizens & Northern Corp.	830	21,680
Citizens Financial Group, Inc.	10,395	491,164
City Holding Co.	1,056	86,370
Civista Bancshares, Inc.	1,887	46,043
CNB Financial Corp.	1,363	36,120
Codorus Valley Bancorp, Inc.	389	8,402
Columbia Banking System, Inc.	4,744	155,224
Comerica, Inc.	5,568	484,416
Commerce Bancshares, Inc.	6,729	462,551
Community Bank System, Inc.	3,521	262,244
Community Trust Bancorp, Inc.	1,576	68,729
ConnectOne Bancorp, Inc.	3,369	110,200
Cullen/Frost Bankers, Inc.	3,117	392,960
†Customers Bancorp, Inc.	2,725	178,133
CVB Financial Corp.	8,489	181,749
Dime Community Bancshares, Inc.	3,418	120,177
Eagle Bancorp, Inc.	2,082	121,464
East West Bancorp, Inc.	8,263	650,133
Enterprise Bancorp, Inc.	505	22,685
Enterprise Financial Services Corp.	2,260	106,423
Equity Bancshares, Inc. Class A	1,411	47,875
Farmers & Merchants Bancorp, Inc.	621	20,387
Farmers National Banc Corp.	1,405	26,063
FB Financial Corp.	3,337	146,227
Fifth Third Bancorp	18,805	818,958
Financial Institutions, Inc.	1,236	39,305
First Bancorp	2,305	105,385
First BanCorp	15,722	216,649
First Bancorp, Inc.	400	12,560
First Bancshares, Inc.	606	23,404
First Bank	702	10,186
First Busey Corp.	3,995	108,344
First Business Financial Services, Inc.	400	11,668
First Citizens BancShares, Inc. Class A	572	474,668
First Commonwealth Financial Corp.	7,586	122,059
First Community Bankshares, Inc.	1,806	60,357
First Financial Bancorp	6,619	161,371

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Financial Bankshares, Inc.	6,396	$ 325,173
First Financial Corp.	910	41,214
First Foundation, Inc.	3,162	78,607
First Hawaiian, Inc.	9,409	257,148
First Horizon Corp.	29,816	486,895
First Internet Bancorp	281	13,218
First Interstate BancSystem, Inc. Class A	2,923	118,878
First Merchants Corp.	3,427	143,557
First Mid Bancshares, Inc.	782	33,462
First Midwest Bancorp, Inc.	7,574	155,116
First of Long Island Corp.	2,890	62,395
First Republic Bank	4,389	906,372
Flushing Financial Corp.	2,575	62,573
FNB Corp.	23,407	283,927
Fulton Financial Corp.	10,167	172,839
German American Bancorp, Inc.	1,832	71,411
Glacier Bancorp, Inc.	7,320	415,044
Great Southern Bancorp, Inc.	1,288	76,314
Great Western Bancorp, Inc.	3,312	112,476
Guaranty Bancshares, Inc.	986	37,054
Hancock Whitney Corp.	5,726	286,415
Hanmi Financial Corp.	2,726	64,552
HarborOne Bancorp, Inc.	3,449	51,183
Heartland Financial USA, Inc.	2,936	148,591
Heritage Commerce Corp.	4,676	55,831
Heritage Financial Corp.	2,744	67,063
Hilltop Holdings, Inc.	4,920	172,889
Home BancShares, Inc.	11,965	291,348
HomeStreet, Inc.	1,444	75,088
HomeTrust Bancshares, Inc.	2,018	62,518
Hope Bancorp, Inc.	7,589	111,634
Horizon Bancorp, Inc.	3,992	83,233
†Howard Bancorp, Inc.	745	16,234
Huntington Bancshares, Inc.	38,021	586,284
Independent Bank Corp.	5,850	345,947
Independent Bank Group, Inc.	3,133	226,046
International Bancshares Corp.	4,629	196,223
Investar Holding Corp.	619	11,396
Investors Bancorp, Inc.	16,471	249,536
JPMorgan Chase & Co.	53,837	8,525,089
KeyCorp	23,443	542,237
Lakeland Bancorp, Inc.	3,667	69,636
Lakeland Financial Corp.	1,686	135,116
Live Oak Bancshares, Inc.	3,910	341,304
M&T Bank Corp.	3,071	471,644
Macatawa Bank Corp.	1,713	15,109
Mercantile Bank Corp.	1,549	54,261
Meta Financial Group, Inc.	3,630	216,566
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Metropolitan Bank Holding Corp.	1,000	$ 106,530
Midland States Bancorp, Inc.	2,021	50,101
MidWestOne Financial Group, Inc.	1,275	41,272
National Bank Holdings Corp. Class A	1,818	79,883
National Bankshares, Inc.	222	8,050
NBT Bancorp, Inc.	3,154	121,492
†Nicolet Bankshares, Inc.	736	63,112
Northrim BanCorp, Inc.	322	13,994
OceanFirst Financial Corp.	3,787	84,071
OFG Bancorp	3,694	98,113
Old National Bancorp	11,890	215,447
Old Second Bancorp, Inc.	1,033	13,005
Origin Bancorp, Inc.	1,422	61,032
Orrstown Financial Services, Inc.	503	12,676
Pacific Premier Bancorp, Inc.	5,733	229,492
PacWest Bancorp	6,636	299,748
Park National Corp.	1,191	163,536
Parke Bancorp, Inc.	739	15,726
PCB Bancorp	642	14,098
Peapack-Gladstone Financial Corp.	2,178	77,101
Peoples Bancorp, Inc.	2,283	72,622
Peoples Financial Services Corp.	412	21,708
People's United Financial, Inc.	28,955	515,978
Pinnacle Financial Partners, Inc.	3,905	372,927
PNC Financial Services Group, Inc.	5,084	1,019,444
Popular, Inc.	5,265	431,941
Preferred Bank	1,329	95,409
Primis Financial Corp.	1,601	24,079
Prosperity Bancshares, Inc.	4,571	330,483
QCR Holdings, Inc.	1,366	76,496
RBB Bancorp	1,258	32,960
Regions Financial Corp.	24,752	539,594
Renasant Corp.	4,113	156,088
Republic Bancorp, Inc. Class A	1,308	66,499
†Republic First Bancorp, Inc.	4,711	17,525
S&T Bancorp, Inc.	3,057	96,357
Sandy Spring Bancorp, Inc.	3,595	172,848
Seacoast Banking Corp. of Florida	3,281	116,115
ServisFirst Bancshares, Inc.	3,116	264,673
Sierra Bancorp	1,304	35,404
Signature Bank	1,450	469,031

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Simmons First National Corp. Class A	7,200	$ 212,976
SmartFinancial, Inc.	542	14,829
†Southern First Bancshares, Inc.	419	26,183
Southside Bancshares, Inc.	2,708	113,249
SouthState Corp.	3,910	313,230
Spirit of Texas Bancshares, Inc.	600	17,268
Sterling Bancorp	12,947	333,903
Stock Yards Bancorp, Inc.	1,461	93,329
Summit Financial Group, Inc.	450	12,353
†SVB Financial Group	1,665	1,129,270
Synovus Financial Corp.	9,521	455,770
†Texas Capital Bancshares, Inc.	2,530	152,433
Tompkins Financial Corp.	1,112	92,941
Towne Bank	4,814	152,074
TriCo Bancshares	2,055	88,283
†TriState Capital Holdings, Inc.	2,375	71,868
†Triumph Bancorp, Inc.	2,365	281,624
Truist Financial Corp.	16,483	965,080
Trustmark Corp.	4,607	149,543
U.S. Bancorp	26,453	1,485,865
UMB Financial Corp.	2,898	307,507
Umpqua Holdings Corp.	14,427	277,575
United Bankshares, Inc.	8,773	318,284
United Community Banks, Inc.	5,327	191,452
Univest Financial Corp.	2,727	81,592
Valley National Bancorp	26,937	370,384
Washington Trust Bancorp, Inc.	1,505	84,837
Webster Financial Corp.	4,326	241,564
Wells Fargo & Co.	52,041	2,496,927
WesBanco, Inc.	5,072	177,469
West BanCorp, Inc.	758	23,551
Westamerica BanCorp	1,867	107,782
Western Alliance Bancorp	5,374	578,511
Wintrust Financial Corp.	2,899	263,287
Zions Bancorp NA	7,368	465,363
		52,960,240
Beverages–1.27%
†Boston Beer Co., Inc. Class A	527	266,188
Brown-Forman Corp. Class A	8,438	606,285
†Celsius Holdings, Inc.	783	58,388
Coca-Cola Co.	66,136	3,915,912
Coca-Cola Consolidated, Inc.	532	329,409
Constellation Brands, Inc. Class A	1,643	412,344
Keurig Dr Pepper, Inc.	6,902	254,408
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
MGP Ingredients, Inc.	1,309	$ 111,252
Molson Coors Beverage Co. Class B	8,465	392,353
†Monster Beverage Corp.	3,682	353,619
National Beverage Corp.	4,024	182,408
PepsiCo, Inc.	29,654	5,151,196
		12,033,762
Biotechnology–2.04%
†2seventy bio, Inc.	848	21,734
AbbVie, Inc.	31,346	4,244,248
†ACADIA Pharmaceuticals, Inc.	3,332	77,769
†Adverum Biotechnologies, Inc.	5,792	10,194
†Agios Pharmaceuticals, Inc.	1,115	36,650
†Akebia Therapeutics, Inc.	7,580	17,131
†Albireo Pharma, Inc.	900	20,961
†Alkermes PLC	7,678	178,590
†Allakos, Inc.	198	1,938
†Allogene Therapeutics, Inc.	2,127	31,735
†Alnylam Pharmaceuticals, Inc.	409	69,358
Amgen, Inc.	12,442	2,799,077
†AnaptysBio, Inc.	1,298	45,105
†Anika Therapeutics, Inc.	1,049	37,586
†Arcus Biosciences, Inc.	700	28,329
†Arcutis Biotherapeutics, Inc.	1,509	31,297
†Ardelyx, Inc.	2,308	2,539
†Arena Pharmaceuticals, Inc.	2,941	273,337
†Assembly Biosciences, Inc.	1,150	2,679
†Atara Biotherapeutics, Inc.	2,169	34,183
†Avidity Biosciences, Inc.	940	22,344
†Biogen, Inc.	4,046	970,716
†Biohaven Pharmaceutical Holding Co. Ltd.	1,563	215,397
†BioMarin Pharmaceutical, Inc.	2,850	251,797
†Bluebird Bio, Inc.	2,545	25,425
†Blueprint Medicines Corp.	540	57,839
†Catalyst Pharmaceuticals, Inc.	2,500	16,925
†ChemoCentryx, Inc.	443	16,130
†Chimerix, Inc.	1,691	10,873
†Concert Pharmaceuticals, Inc.	1,683	5,301
†Crinetics Pharmaceuticals, Inc.	600	17,046
†CRISPR Therapeutics AG	1,463	110,866
†Denali Therapeutics, Inc.	3,237	144,370
†Eagle Pharmaceuticals, Inc.	867	44,148
†Editas Medicine, Inc.	2,173	57,693
†Emergent BioSolutions, Inc.	3,148	136,844

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Enanta Pharmaceuticals, Inc.	1,564	$ 116,956
†Enochian Biosciences, Inc.	1,600	11,664
†Exact Sciences Corp.	2,539	197,610
†Exelixis, Inc.	14,409	263,397
†Fate Therapeutics, Inc.	1,229	71,909
†FibroGen, Inc.	797	11,238
†G1 Therapeutics, Inc.	1,617	16,510
Gilead Sciences, Inc.	19,971	1,450,094
†Global Blood Therapeutics, Inc.	1,964	57,486
†GlycoMimetics, Inc.	2,474	3,563
†Halozyme Therapeutics, Inc.	4,947	198,919
†Heron Therapeutics, Inc.	3,806	34,749
†Horizon Therapeutics PLC	6,133	660,892
†Incyte Corp.	2,494	183,060
†Intellia Therapeutics, Inc.	1,899	224,538
†Ionis Pharmaceuticals, Inc.	3,180	96,767
†Iovance Biotherapeutics, Inc.	3,515	67,101
†Ironwood Pharmaceuticals, Inc.	7,322	85,375
†Jounce Therapeutics, Inc.	728	6,079
†KalVista Pharmaceuticals, Inc.	1,364	18,046
†Kodiak Sciences, Inc.	240	20,347
†Krystal Biotech, Inc.	200	13,990
†Kura Oncology, Inc.	1,842	25,788
†Lexicon Pharmaceuticals, Inc.	4,300	16,942
†Ligand Pharmaceuticals, Inc.	909	140,404
†Lineage Cell Therapeutics, Inc.	4,300	10,535
†Lumos Pharma, Inc.	21	146
†MacroGenics, Inc.	2,522	40,478
†Madrigal Pharmaceuticals, Inc.	698	59,149
†Minerva Neurosciences, Inc.	4,500	3,604
†Mirati Therapeutics, Inc.	209	30,658
†Moderna, Inc.	3,082	782,766
†Molecular Templates, Inc.	2,529	9,914
†Myriad Genetics, Inc.	6,104	168,470
†Natera, Inc.	344	32,126
†Neurocrine Biosciences, Inc.	1,259	107,229
†Novavax, Inc.	434	62,092
†OPKO Health, Inc.	44,007	211,674
=†PDL BioPharma, Inc.	12,718	43,623
†Protagonist Therapeutics, Inc.	3,412	116,690
†Prothena Corp. PLC	2,185	107,939
†Regeneron Pharmaceuticals, Inc.	1,764	1,114,001
†REGENXBIO, Inc.	2,597	84,922
†REVOLUTION Medicines, Inc.	900	22,653
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Rhythm Pharmaceuticals, Inc.	1,655	$ 16,517
†Rocket Pharmaceuticals, Inc.	1,401	30,584
†Sage Therapeutics, Inc.	752	31,990
†Sangamo Therapeutics, Inc.	8,751	65,632
†Sarepta Therapeutics, Inc.	895	80,595
†Seagen, Inc.	1,844	285,082
†Spectrum Pharmaceuticals, Inc.	5,260	6,680
†SpringWorks Therapeutics, Inc.	296	18,346
†Syros Pharmaceuticals, Inc.	300	978
†Travere Therapeutics, Inc.	1,860	57,734
†Twist Bioscience Corp.	476	36,838
†Ultragenyx Pharmaceutical, Inc.	1,378	115,876
†United Therapeutics Corp.	2,384	515,135
†Vanda Pharmaceuticals, Inc.	3,572	56,045
†Verastem, Inc.	6,841	14,024
†Vertex Pharmaceuticals, Inc.	3,556	780,898
†Xencor, Inc.	3,216	129,026
		19,312,227
Building Products–1.29%
A O Smith Corp.	8,201	704,056
AAON, Inc.	3,577	284,121
Advanced Drainage Systems, Inc.	4,887	665,267
Allegion PLC	3,804	503,802
†American Woodmark Corp.	1,121	73,089
Apogee Enterprises, Inc.	1,507	72,562
†Armstrong Flooring, Inc.	1,730	3,425
Armstrong World Industries, Inc.	3,181	369,378
†AZEK Co., Inc.	590	27,282
†Builders FirstSource, Inc.	10,757	921,982
Carlisle Cos., Inc.	3,630	900,676
Carrier Global Corp.	23,247	1,260,917
†Cornerstone Building Brands, Inc.	5,674	98,955
CSW Industrials, Inc.	1,444	174,522
Fortune Brands Home & Security, Inc.	7,315	781,973
†Gibraltar Industries, Inc.	1,995	133,027
Griffon Corp.	3,933	112,012
Insteel Industries, Inc.	1,555	61,905
†JELD-WEN Holding, Inc.	7,208	190,003
Johnson Controls International PLC	7,194	584,944
Lennox International, Inc.	1,245	403,828
Masco Corp.	4,785	336,003
†Masonite International Corp.	1,626	191,787
Owens Corning	5,731	518,655
†PGT Innovations, Inc.	4,054	91,174

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Quanex Building Products Corp.	2,203	$ 54,590
†Resideo Technologies, Inc.	9,867	256,838
Simpson Manufacturing Co., Inc.	2,689	373,959
Tecnoglass, Inc.	1,700	44,523
Trane Technologies PLC	2,470	499,014
†Trex Co., Inc.	6,500	877,695
UFP Industries, Inc.	4,286	394,355
Zurn Water Solutions Corp.	6,889	250,760
		12,217,079
Capital Markets–3.21%
Affiliated Managers Group, Inc.	2,450	403,050
Ameriprise Financial, Inc.	3,011	908,298
Ares Management Corp. Class A	1,769	143,767
Artisan Partners Asset Management, Inc. Class A	3,108	148,065
B Riley Financial, Inc.	150	13,329
Bank of New York Mellon Corp.	10,656	618,901
BGC Partners, Inc. Class A	17,890	83,189
BlackRock, Inc.	2,111	1,932,747
Blackstone, Inc.	5,556	718,891
†Blucora, Inc.	3,219	55,753
Brightsphere Investment Group, Inc.	2,470	63,232
Cboe Global Markets, Inc.	3,177	414,281
Charles Schwab Corp.	11,522	969,000
CME Group, Inc.	3,001	685,609
Cohen & Steers, Inc.	2,732	252,737
Cowen, Inc. Class A	1,499	54,114
Diamond Hill Investment Group, Inc.	308	59,823
†Donnelley Financial Solutions, Inc.	3,917	184,647
Evercore, Inc. Class A	3,008	408,637
FactSet Research Systems, Inc.	1,445	702,284
Federated Hermes, Inc.	6,284	236,153
Franklin Resources, Inc.	11,369	380,748
GAMCO Investors, Inc. Class A	694	17,336
Goldman Sachs Group, Inc.	5,708	2,183,595
Greenhill & Co., Inc.	1,658	29,728
Hamilton Lane, Inc. Class A	1,683	174,392
Houlihan Lokey, Inc.	2,512	260,042
Interactive Brokers Group, Inc. Class A	1,344	106,741
Intercontinental Exchange, Inc.	5,959	815,012
Invesco Ltd.	17,695	407,339
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Janus Henderson Group PLC	10,713	$ 449,303
Jefferies Financial Group, Inc.	12,086	468,937
KKR & Co., Inc.	11,406	849,747
Lazard Ltd. Class A	8,039	350,742
LPL Financial Holdings, Inc.	6,025	964,542
MarketAxess Holdings, Inc.	898	369,321
Moelis & Co. Class A	2,414	150,899
Moody's Corp.	2,960	1,156,117
Morgan Stanley	26,284	2,580,037
Morningstar, Inc.	2,516	860,447
MSCI, Inc.	625	382,931
Nasdaq, Inc.	4,429	930,134
Northern Trust Corp.	8,457	1,011,542
†Open Lending Corp. Class A	1,211	27,223
Oppenheimer Holdings, Inc. Class A	765	35,473
Piper Sandler Cos.	1,263	225,458
PJT Partners, Inc. Class A	816	60,457
Raymond James Financial, Inc.	7,398	742,759
S&P Global, Inc.	3,140	1,481,860
†Safeguard Scientifics, Inc.	1,565	11,503
SEI Investments Co.	9,150	557,601
State Street Corp.	9,159	851,787
StepStone Group, Inc. Class A	1,230	51,131
Stifel Financial Corp.	6,789	478,081
†StoneX Group, Inc.	1,244	76,195
T Rowe Price Group, Inc.	6,609	1,299,594
Tradeweb Markets, Inc. Class A	2,207	221,009
Victory Capital Holdings, Inc.	700	25,571
Virtu Financial, Inc. Class A	5,162	148,820
Virtus Investment Partners, Inc.	420	124,782
Westwood Holdings Group, Inc.	439	7,437
WisdomTree Investments, Inc.	10,540	64,505
		30,447,385
Chemicals–2.52%
AdvanSix, Inc.	2,562	121,054
†AgroFresh Solutions, Inc.	1,708	3,399
Air Products & Chemicals, Inc.	2,930	891,482
Albemarle Corp.	2,615	611,309
American Vanguard Corp.	2,114	34,648
Ashland Global Holdings, Inc.	3,930	423,104
Avient Corp.	6,532	365,465
†Axalta Coating Systems Ltd.	15,781	522,667
Balchem Corp.	1,569	264,533

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Cabot Corp.	3,948	$ 221,878
Celanese Corp.	3,452	580,143
CF Industries Holdings, Inc.	8,984	635,888
Chase Corp.	690	68,696
Chemours Co.	10,477	351,608
Corteva, Inc.	18,564	877,706
Dow, Inc.	22,099	1,253,455
DuPont de Nemours, Inc.	3,901	315,123
Eastman Chemical Co.	3,835	463,690
Ecolab, Inc.	3,310	776,493
Ecovyst, Inc.	2,313	23,685
Element Solutions, Inc.	18,605	451,729
†Ferro Corp.	5,633	122,968
†Flotek Industries, Inc.	3,167	3,579
FMC Corp.	3,567	391,978
FutureFuel Corp.	4,158	31,767
†GCP Applied Technologies, Inc.	4,182	132,402
Hawkins, Inc.	1,770	69,826
HB Fuller Co.	3,432	277,992
Huntsman Corp.	14,366	501,086
†Ingevity Corp.	2,010	144,117
Innospec, Inc.	1,414	127,741
International Flavors & Fragrances, Inc.	6,197	933,578
†Intrepid Potash, Inc.	1,283	54,823
†Koppers Holdings, Inc.	1,060	33,178
†Kraton Corp.	2,937	136,042
Kronos Worldwide, Inc.	4,954	74,360
Linde PLC	6,241	2,162,070
†Livent Corp.	7,469	182,094
†LSB Industries, Inc.	3,136	34,653
LyondellBasell Industries NV Class A	17,181	1,584,604
Minerals Technologies, Inc.	2,394	175,121
Mosaic Co.	11,375	446,924
NewMarket Corp.	666	228,252
Olin Corp.	12,382	712,213
PPG Industries, Inc.	8,352	1,440,219
†Rayonier Advanced Materials, Inc.	7,464	42,619
RPM International, Inc.	6,108	616,908
Scotts Miracle-Gro Co.	3,385	544,985
Sensient Technologies Corp.	2,141	214,228
Sherwin-Williams Co.	5,388	1,897,438
Stepan Co.	1,624	201,847
†Trecora Resources	817	6,601
Tredegar Corp.	3,415	40,365
Trinseo PLC	3,760	197,250
Tronox Holdings PLC Class A	7,716	185,415
Valvoline, Inc.	8,731	325,579
†Venator Materials PLC	3,553	9,025
Westlake Chemical Corp.	3,165	307,416
		23,849,018
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies–0.99%
ABM Industries, Inc.	4,513	$ 184,356
ACCO Brands Corp.	7,956	65,717
ADT, Inc.	16,250	136,663
Brady Corp. Class A	2,770	149,303
†BrightView Holdings, Inc.	3,756	52,884
Brink's Co.	2,184	143,205
†Casella Waste Systems, Inc. Class A	2,417	206,460
†CECO Environmental Corp.	1,187	7,395
†Cimpress PLC	912	65,308
Cintas Corp.	2,871	1,272,341
†Civeo Corp.	630	12,077
†Clean Harbors, Inc.	4,340	433,002
†Copart, Inc.	5,336	809,044
Deluxe Corp.	3,259	104,646
Ennis, Inc.	1,765	34,470
†Harsco Corp.	5,387	90,017
Healthcare Services Group, Inc.	4,016	71,445
†Heritage-Crystal Clean, Inc.	2,134	68,331
HNI Corp.	3,300	138,765
†IAA, Inc.	4,783	242,115
Interface, Inc.	3,770	60,132
†KAR Auction Services, Inc.	9,508	148,515
Kimball International, Inc. Class B	3,544	36,255
Matthews International Corp. Class A	2,379	87,238
MillerKnoll, Inc.	5,531	216,760
MSA Safety, Inc.	1,750	264,180
NL Industries, Inc.	2,090	15,466
Pitney Bowes, Inc.	8,459	56,083
†Quad/Graphics, Inc.	4,623	18,492
Republic Services, Inc.	6,731	938,638
Rollins, Inc.	8,554	292,632
†RR Donnelley & Sons Co.	1,900	21,394
†SP Plus Corp.	1,793	50,598
Steelcase, Inc. Class A	5,268	61,741
†Stericycle, Inc.	4,397	262,237
†Team, Inc.	1,744	1,901
Tetra Tech, Inc.	2,382	404,464
†U.S. Ecology, Inc.	1,884	60,175
UniFirst Corp.	1,034	217,554
†Viad Corp.	1,218	52,118
†Vidler Water Resouces, Inc.	1,481	17,890
VSE Corp.	1,374	83,732
Waste Management, Inc.	10,092	1,684,355
		9,340,094
Communications Equipment–1.04%
ADTRAN, Inc.	4,319	98,603
†Applied Optoelectronics, Inc.	1,210	6,219
†Arista Networks, Inc.	7,236	1,040,175
†CalAmp Corp.	3,203	22,613

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Calix, Inc.	1,776	$ 142,027
†Casa Systems, Inc.	3,998	22,669
†Ciena Corp.	8,129	625,689
Cisco Systems, Inc.	69,288	4,390,781
†CommScope Holding Co., Inc.	9,089	100,343
Comtech Telecommunications Corp.	2,049	48,541
†Digi International, Inc.	1,498	36,806
†Extreme Networks, Inc.	2,992	46,974
†F5, Inc.	2,011	492,112
†Harmonic, Inc.	6,256	73,571
†Infinera Corp.	10,268	98,470
Juniper Networks, Inc.	15,147	540,899
†Lumentum Holdings, Inc.	3,600	380,772
Motorola Solutions, Inc.	3,286	892,806
†NETGEAR, Inc.	2,066	60,348
†NetScout Systems, Inc.	5,309	175,622
†Palo Alto Networks, Inc.	166	92,422
†Ribbon Communications, Inc.	9,487	57,396
Ubiquiti, Inc.	253	77,595
†Viasat, Inc.	2,404	107,074
†Viavi Solutions, Inc.	10,641	187,494
		9,818,021
Construction & Engineering–0.51%
†AECOM	6,852	530,002
†Ameresco, Inc. Class A	3,022	246,112
Arcosa, Inc.	2,983	157,204
Argan, Inc.	1,157	44,764
Comfort Systems USA, Inc.	2,557	252,990
†Construction Partners, Inc. Class A	2,150	63,232
†Dycom Industries, Inc.	2,115	198,302
EMCOR Group, Inc.	3,159	402,425
†Fluor Corp.	7,505	185,899
Granite Construction, Inc.	2,572	99,536
†Great Lakes Dredge & Dock Corp.	4,650	73,098
†IES Holdings, Inc.	1,179	59,705
†MasTec, Inc.	5,994	553,126
†Matrix Service Co.	2,351	17,680
†MYR Group, Inc.	1,177	130,117
†Northwest Pipe Co.	539	17,140
†NV5 Global, Inc.	614	84,806
Primoris Services Corp.	5,392	129,300
Quanta Services, Inc.	4,755	545,208
†Sterling Construction Co., Inc.	2,101	55,256
†Tutor Perini Corp.	4,056	50,173
Valmont Industries, Inc.	1,274	319,137
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†WillScot Mobile Mini Holdings Corp.	14,301	$ 584,053
		4,799,265
Construction Materials–0.24%
Eagle Materials, Inc.	2,323	386,687
†Forterra, Inc.	1,614	38,381
Martin Marietta Materials, Inc.	1,696	747,122
†Summit Materials, Inc. Class A	8,272	332,038
U.S. Lime & Minerals, Inc.	277	35,739
Vulcan Materials Co.	3,325	690,203
		2,230,170
Consumer Finance–1.18%
Ally Financial, Inc.	16,293	775,710
American Express Co.	15,598	2,551,833
Capital One Financial Corp.	6,562	952,081
†Credit Acceptance Corp.	1,348	926,993
Curo Group Holdings Corp.	1,445	23,134
Discover Financial Services	9,315	1,076,441
†Encore Capital Group, Inc.	2,487	154,468
†Enova International, Inc.	2,115	86,630
†EZCORP, Inc. Class A	4,961	36,563
FirstCash Holdings, Inc.	2,903	217,173
†Green Dot Corp. Class A	3,291	119,266
†LendingClub Corp.	7,603	183,841
†LendingTree, Inc.	222	27,217
Navient Corp.	12,007	254,788
Nelnet, Inc. Class A	1,924	187,936
OneMain Holdings, Inc.	8,941	447,408
†PRA Group, Inc.	3,508	176,137
†PROG Holdings, Inc.	4,619	208,363
Regional Management Corp.	567	32,580
Santander Consumer USA Holdings, Inc.	18,724	786,782
SLM Corp.	27,460	540,138
Synchrony Financial	25,752	1,194,635
†World Acceptance Corp.	783	192,172
		11,152,289
Containers & Packaging–0.84%
Amcor PLC	38,673	464,463
AptarGroup, Inc.	3,912	479,142
†Ardagh Metal Packaging SA	4,030	36,391
Avery Dennison Corp.	4,167	902,447
Ball Corp.	10,192	981,184
†Berry Global Group, Inc.	10,390	766,574
Crown Holdings, Inc.	6,948	768,588
Graphic Packaging Holding Co.	25,771	502,535
Greif, Inc. Class A	2,191	131,852
International Paper Co.	11,999	563,713

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Myers Industries, Inc.	3,079	$ 61,611
†O-I Glass, Inc.	8,101	97,455
Packaging Corp. of America	4,433	603,553
Sealed Air Corp.	5,125	345,784
Silgan Holdings, Inc.	8,348	357,628
Sonoco Products Co.	7,114	411,829
TriMas Corp.	3,116	115,292
†UFP Technologies, Inc.	419	29,439
Westrock Co.	7,303	323,961
		7,943,441
Distributors–0.21%
†Funko, Inc. Class A	1,250	23,500
Genuine Parts Co.	4,336	607,907
LKQ Corp.	9,025	541,771
Pool Corp.	1,456	824,096
Weyco Group, Inc.	507	12,137
		2,009,411
Diversified Consumer Services–0.30%
†2U, Inc.	2,763	55,454
†Adtalem Global Education, Inc.	2,932	86,670
†American Public Education, Inc.	1,456	32,396
†Bright Horizons Family Solutions, Inc.	1,341	168,805
Carriage Services, Inc.	1,652	106,455
†Chegg, Inc.	1,280	39,296
†frontdoor, Inc.	3,903	143,045
Graham Holdings Co. Class B	279	175,723
†Grand Canyon Education, Inc.	3,013	258,244
H&R Block, Inc.	8,384	197,527
†Houghton Mifflin Harcourt Co.	10,453	168,293
Laureate Education, Inc. Class A	6,158	75,374
†Perdoceo Education Corp.	6,090	71,618
Service Corp. International	10,544	748,519
Strategic Education, Inc.	1,317	76,175
†Stride, Inc.	2,788	92,924
†Terminix Global Holdings, Inc.	5,840	264,143
†WW International, Inc.	1,972	31,808
†Zovio, Inc.	2,198	2,792
		2,795,261
Diversified Financial Services–0.81%
†Berkshire Hathaway, Inc. Class B	22,189	6,634,511
†Cannae Holdings, Inc.	5,520	194,028
Equitable Holdings, Inc.	12,487	409,449
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
Marlin Business Services Corp.	729	$ 16,971
Voya Financial, Inc.	6,997	463,971
		7,718,930
Diversified Telecommunication Services–1.14%
†Anterix, Inc.	1,166	68,514
AT&T, Inc.	137,994	3,394,653
ATN International, Inc.	1,118	44,664
Cogent Communications Holdings, Inc.	1,631	119,357
†Consolidated Communications Holdings, Inc.	6,890	51,537
†EchoStar Corp. Class A	4,341	114,385
†IDT Corp. Class B	1,774	78,340
†Iridium Communications, Inc.	7,987	329,783
†Liberty Latin America Ltd. Class A	15,472	177,061
Lumen Technologies, Inc.	66,373	832,981
†Telesat Corp.	853	24,456
Verizon Communications, Inc.	107,103	5,565,072
		10,800,803
Electric Utilities–0.85%
ALLETE, Inc.	1,883	124,937
Alliant Energy Corp.	5,343	328,434
American Electric Power Co., Inc.	3,298	293,423
Avangrid, Inc.	1,617	80,656
Duke Energy Corp.	4,885	512,436
Edison International	7,419	506,347
Entergy Corp.	3,777	425,479
Evergy, Inc.	5,103	350,117
Eversource Energy	2,987	271,757
Exelon Corp.	7,024	405,706
FirstEnergy Corp.	10,192	423,885
Hawaiian Electric Industries, Inc.	4,111	170,606
IDACORP, Inc.	1,690	191,494
MGE Energy, Inc.	1,792	147,392
NextEra Energy, Inc.	11,624	1,085,217
NRG Energy, Inc.	15,841	682,430
OGE Energy Corp.	5,679	217,960
Otter Tail Corp.	1,231	87,918
†PG&E Corp.	4,692	56,961
Pinnacle West Capital Corp.	2,967	209,441
PNM Resources, Inc.	4,259	194,253
Portland General Electric Co.	3,574	189,136
PPL Corp.	13,594	408,636
Southern Co.	6,267	429,791

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	3,561	$ 241,080
		8,035,492
Electrical Equipment–0.97%
Acuity Brands, Inc.	2,140	453,081
Allied Motion Technologies, Inc.	1,137	41,489
AMETEK, Inc.	6,378	937,821
†Atkore, Inc.	3,256	362,035
AZZ, Inc.	2,008	111,022
Eaton Corp. PLC	6,494	1,122,293
Emerson Electric Co.	10,060	935,278
Encore Wire Corp.	1,649	235,972
EnerSys	2,817	222,712
†FuelCell Energy, Inc.	3,227	16,780
†Generac Holdings, Inc.	1,111	390,983
GrafTech International Ltd.	10,007	118,383
Hubbell, Inc.	3,699	770,391
LSI Industries, Inc.	457	3,135
nVent Electric PLC	9,432	358,416
†Plug Power, Inc.	4,656	131,439
Powell Industries, Inc.	1,009	29,755
Preformed Line Products Co.	449	29,050
Regal Rexnord Corp.	4,409	750,324
Rockwell Automation, Inc.	3,377	1,178,066
†Sensata Technologies Holding PLC	8,924	550,522
†Sunrun, Inc.	9,039	310,038
†Thermon Group Holdings, Inc.	2,349	39,769
†TPI Composites, Inc.	2,494	37,310
†Vicor Corp.	594	75,426
		9,211,490
Electronic Equipment, Instruments & Components–1.60%
Advanced Energy Industries, Inc.	2,741	249,595
Amphenol Corp. Class A	9,313	814,515
†Arlo Technologies, Inc.	5,053	53,006
†Arrow Electronics, Inc.	4,234	568,499
Avnet, Inc.	6,028	248,534
Badger Meter, Inc.	2,033	216,636
Bel Fuse, Inc. Class B	886	11,456
Belden, Inc.	3,141	206,458
Benchmark Electronics, Inc.	2,494	67,587
CDW Corp.	4,704	963,285
Cognex Corp.	3,289	255,753
†Coherent, Inc.	1,139	303,589
Corning, Inc.	22,617	842,031
CTS Corp.	2,254	82,767
†Daktronics, Inc.	2,615	13,206
†ePlus, Inc.	2,128	114,657
†Fabrinet	2,253	266,913
†FARO Technologies, Inc.	842	58,957
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Flex Ltd.	37,460	$ 686,642
†II-VI, Inc.	2,215	151,351
†Insight Enterprises, Inc.	2,095	223,327
†IPG Photonics Corp.	2,199	378,536
†Itron, Inc.	2,486	170,341
Jabil, Inc.	12,991	913,917
†Keysight Technologies, Inc.	6,786	1,401,377
†Kimball Electronics, Inc.	2,160	47,002
†Knowles Corp.	6,423	149,977
Littelfuse, Inc.	1,254	394,609
Methode Electronics, Inc.	2,176	106,994
National Instruments Corp.	6,508	284,204
†Novanta, Inc.	1,666	293,766
†OSI Systems, Inc.	1,334	124,329
PC Connection, Inc.	2,018	87,036
†Plexus Corp.	2,007	192,451
†Rogers Corp.	1,055	288,015
†Sanmina Corp.	3,814	158,128
†ScanSource, Inc.	1,716	60,197
TD SYNNEX Corp.	3,860	441,430
TE Connectivity Ltd.	5,631	908,506
†Teledyne Technologies, Inc.	1,270	554,850
†Trimble, Inc.	6,467	563,858
†TTM Technologies, Inc.	6,628	98,757
Vishay Intertechnology, Inc.	8,859	193,746
†Vishay Precision Group, Inc.	600	22,272
Vontier Corp.	4,655	143,048
†Zebra Technologies Corp. Class A	1,396	830,899
		15,207,009
Energy Equipment & Services–0.38%
Archrock, Inc.	8,285	61,972
†Aspen Aerogels, Inc.	400	19,916
Baker Hughes Co.	16,384	394,199
†Bristow Group, Inc.	446	14,125
Cactus, Inc. Class A	2,654	101,197
†ChampionX Corp.	8,993	181,749
Core Laboratories NV	2,200	49,082
†DMC Global, Inc.	551	21,825
†Dril-Quip, Inc.	2,477	48,747
†Expro Group Holdings NV	3,574	51,287
†Exterran Corp.	3,133	9,336
†Forum Energy Technologies, Inc.	380	6,099
†Geospace Technologies Corp.	1,182	7,943
Halliburton Co.	24,072	550,527
†Helix Energy Solutions Group, Inc.	13,252	41,346
Helmerich & Payne, Inc.	5,797	137,389
†Independence Contract Drilling, Inc.	97	291
†Liberty Oilfield Services, Inc. Class A	5,858	56,823

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Mammoth Energy Services, Inc.	2,622	$ 4,772
†Nabors Industries Ltd.	576	46,708
†Natural Gas Services Group, Inc.	679	7,109
†Newpark Resources, Inc.	12,475	36,676
†NexTier Oilfield Solutions, Inc.	14,413	51,166
NOV, Inc.	18,750	254,062
†Oceaneering International, Inc.	6,032	68,222
†Oil States International, Inc.	5,610	27,882
Patterson-UTI Energy, Inc.	14,628	123,607
†ProPetro Holding Corp.	8,008	64,865
†RPC, Inc.	7,313	33,201
Schlumberger NV	25,658	768,457
†SEACOR Marine Holdings, Inc.	1,843	6,266
†Select Energy Services, Inc. Class A	9,056	56,419
Solaris Oilfield Infrastructure, Inc. Class A	2,100	13,755
†Technip Energies NV ADR	2,202	31,929
†TechnipFMC PLC	17,349	102,706
†TETRA Technologies, Inc.	6,409	18,202
†Tidewater, Inc.	3,355	35,932
†Transocean Ltd.	21,123	58,299
†U.S. Silica Holdings, Inc.	8,053	75,698
		3,639,786
Entertainment–0.78%
Activision Blizzard, Inc.	8,780	584,134
†Cinemark Holdings, Inc.	4,148	66,866
Electronic Arts, Inc.	3,076	405,724
†IMAX Corp.	3,593	64,099
†Lions Gate Entertainment Corp.	15,707	249,586
†Live Nation Entertainment, Inc.	2,936	351,410
†Madison Square Garden Entertainment Corp.	1,336	93,974
†Marcus Corp.	2,001	35,738
†Netflix, Inc.	3,531	2,127,216
†Reading International, Inc. Class A	1,404	5,672
†Roku, Inc.	862	196,708
†Spotify Technology SA	342	80,038
†Take-Two Interactive Software, Inc.	2,462	437,547
†Walt Disney Co.	14,515	2,248,228
Warner Music Group Corp. Class A	1,625	70,168
World Wrestling Entertainment, Inc. Class A	2,951	145,602
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Zynga, Inc. Class A	41,823	$ 267,667
		7,430,377
Equity Real Estate Investment Trusts–0.00%
CTO Realty Growth, Inc.	279	17,136
		17,136
Food & Staples Retailing–1.55%
Andersons, Inc.	2,422	93,756
†BJ's Wholesale Club Holdings, Inc.	5,171	346,302
Casey's General Stores, Inc.	2,858	564,026
†Chefs' Warehouse, Inc.	2,797	93,140
Costco Wholesale Corp.	7,985	4,533,085
Ingles Markets, Inc. Class A	1,307	112,846
Kroger Co.	42,500	1,923,550
Natural Grocers by Vitamin Cottage, Inc.	2,445	34,841
†Performance Food Group Co.	6,896	316,458
PriceSmart, Inc.	1,820	133,169
†Rite Aid Corp.	1,528	22,446
SpartanNash Co.	3,365	86,682
†Sprouts Farmers Market, Inc.	7,175	212,954
Sysco Corp.	15,655	1,229,700
†U.S. Foods Holding Corp.	10,600	369,198
†United Natural Foods, Inc.	3,773	185,179
Village Super Market, Inc. Class A	880	20,583
Walgreens Boots Alliance, Inc.	14,660	764,666
Walmart, Inc.	24,642	3,565,451
Weis Markets, Inc.	1,433	94,406
		14,702,438
Food Products–1.50%
Alico, Inc.	310	11,479
Archer-Daniels-Midland Co.	13,819	934,026
B&G Foods, Inc.	4,796	147,381
Bunge Ltd.	7,479	698,240
Calavo Growers, Inc.	781	33,114
†Cal-Maine Foods, Inc.	3,414	126,284
Campbell Soup Co.	15,430	670,588
Conagra Brands, Inc.	14,520	495,858
†Darling Ingredients, Inc.	11,255	779,859
†Farmer Bros Co.	1,079	8,039
Flowers Foods, Inc.	13,973	383,838
Fresh Del Monte Produce, Inc.	3,707	102,313
†Freshpet, Inc.	656	62,497
General Mills, Inc.	13,411	903,633
†Hain Celestial Group, Inc.	6,883	293,285
Hershey Co.	3,913	757,048
Hormel Foods Corp.	10,944	534,177
†Hostess Brands, Inc.	8,647	176,572

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Ingredion, Inc.	4,250	$ 410,720
J & J Snack Foods Corp.	1,165	184,023
J M Smucker Co.	3,289	446,712
John B Sanfilippo & Son, Inc.	644	58,063
Kellogg Co.	11,922	768,015
Kraft Heinz Co.	8,651	310,571
Lamb Weston Holdings, Inc.	5,830	369,505
Lancaster Colony Corp.	2,052	339,811
†Landec Corp.	2,083	23,121
†Lifeway Foods, Inc.	699	3,299
Limoneira Co.	992	14,880
McCormick & Co., Inc.	7,298	704,490
Mondelez International, Inc. Class A	13,538	897,705
†Pilgrim's Pride Corp.	7,304	205,973
†Post Holdings, Inc.	5,163	582,025
Sanderson Farms, Inc.	1,426	272,480
Seaboard Corp.	55	216,426
†Seneca Foods Corp. Class A	364	17,454
†Simply Good Foods Co.	6,162	256,154
Tootsie Roll Industries, Inc.	1,596	57,823
†TreeHouse Foods, Inc.	3,497	141,734
Tyson Foods, Inc. Class A	9,729	847,980
		14,247,195
Gas Utilities–0.20%
Atmos Energy Corp.	2,669	279,631
Chesapeake Utilities Corp.	908	132,396
Macquarie Infrastructure Corp.	5,659	20,655
National Fuel Gas Co.	3,810	243,611
New Jersey Resources Corp.	6,806	279,454
Northwest Natural Holding Co.	1,338	65,268
ONE Gas, Inc.	2,252	174,733
South Jersey Industries, Inc.	4,505	117,671
Southwest Gas Holdings, Inc.	1,839	128,822
Spire, Inc.	2,361	153,984
UGI Corp.	5,970	274,083
		1,870,308
Health Care Equipment & Supplies–1.80%
Abbott Laboratories	16,618	2,338,817
†ABIOMED, Inc.	626	224,840
†Accuray, Inc.	4,267	20,354
†Align Technology, Inc.	385	253,014
†AngioDynamics, Inc.	3,064	84,505
†AtriCure, Inc.	1,000	69,530
Atrion Corp.	84	59,212
†Avanos Medical, Inc.	2,882	99,919
†Axogen, Inc.	1,694	15,873
†Axonics, Inc.	1,522	85,232
Baxter International, Inc.	8,921	765,779
Becton Dickinson & Co.	2,735	687,798
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Boston Scientific Corp.	11,192	$ 475,436
†Cardiovascular Systems, Inc.	1,216	22,836
CONMED Corp.	1,545	219,019
Cooper Cos., Inc.	1,008	422,292
†CryoLife, Inc.	2,557	52,035
†Cutera, Inc.	403	16,652
DENTSPLY SIRONA, Inc.	4,446	248,042
†Dexcom, Inc.	388	208,337
†Edwards Lifesciences Corp.	2,988	387,095
†Envista Holdings Corp.	7,903	356,109
†Glaukos Corp.	214	9,510
†Globus Medical, Inc. Class A	3,302	238,404
†Haemonetics Corp.	2,274	120,613
†Heska Corp.	202	36,863
†Hologic, Inc.	10,745	822,637
†ICU Medical, Inc.	892	211,707
†IDEXX Laboratories, Inc.	1,562	1,028,515
†Inogen, Inc.	962	32,708
†Insulet Corp.	225	59,866
†Integer Holdings Corp.	2,023	173,149
†Integra LifeSciences Holdings Corp.	3,804	254,830
†Intuitive Surgical, Inc.	1,413	507,691
†Invacare Corp.	2,243	6,101
†iRhythm Technologies, Inc.	365	42,957
†Lantheus Holdings, Inc.	5,690	164,384
LeMaitre Vascular, Inc.	1,009	50,682
†LENSAR, Inc.	965	5,751
†LivaNova PLC	3,030	264,913
†Masimo Corp.	1,080	316,202
Medtronic PLC	10,996	1,137,536
†Meridian Bioscience, Inc.	2,980	60,792
†Merit Medical Systems, Inc.	3,063	190,825
†Natus Medical, Inc.	2,866	68,010
†Neogen Corp.	3,068	139,318
†Nevro Corp.	198	16,052
†Novocure Ltd.	459	34,462
†NuVasive, Inc.	2,785	146,157
†OraSure Technologies, Inc.	3,929	34,143
†Orthofix Medical, Inc.	1,631	50,708
†Penumbra, Inc.	250	71,830
†Quidel Corp.	1,784	240,822
ResMed, Inc.	2,939	765,551
†SeaSpine Holdings Corp.	660	8,989
†Shockwave Medical, Inc.	241	42,978
†STAAR Surgical Co.	327	29,855
STERIS PLC	2,626	639,195
Stryker Corp.	2,779	743,160
†Surgalign Holdings, Inc.	5,064	3,628
†Surmodics, Inc.	576	27,734
†Tandem Diabetes Care, Inc.	570	85,796
Teleflex, Inc.	1,116	366,584
†Utah Medical Products, Inc.	304	30,400
†Varex Imaging Corp.	2,809	88,624

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	4,704	$ 597,596
		17,080,954
Health Care Providers & Services–3.14%
†Acadia Healthcare Co., Inc.	6,534	396,614
†Addus HomeCare Corp.	1,037	96,970
†Amedisys, Inc.	1,501	242,982
AmerisourceBergen Corp.	5,383	715,347
†AMN Healthcare Services, Inc.	2,817	344,604
Anthem, Inc.	4,045	1,875,019
†Apollo Medical Holdings, Inc.	1,233	90,601
†Brookdale Senior Living, Inc.	14,577	75,217
Cardinal Health, Inc.	10,655	548,626
†Centene Corp.	8,151	671,642
Chemed Corp.	857	453,387
Cigna Corp.	6,607	1,517,166
†Community Health Systems, Inc.	5,888	78,369
†CorVel Corp.	1,034	215,072
†Covetrus, Inc.	4,287	85,611
†Cross Country Healthcare, Inc.	2,183	60,600
CVS Health Corp.	25,540	2,634,706
†DaVita, Inc.	6,324	719,418
Encompass Health Corp.	7,712	503,285
Ensign Group, Inc.	4,466	374,965
†Enzo Biochem, Inc.	4,475	14,365
†Five Star Senior Living, Inc.	46	136
†Guardant Health, Inc.	1,462	146,229
†Hanger, Inc.	1,874	33,976
HCA Healthcare, Inc.	1,658	425,973
†HealthEquity, Inc.	1,255	55,521
†Henry Schein, Inc.	4,163	322,757
Humana, Inc.	2,066	958,335
†Joint Corp.	300	19,707
†Laboratory Corp. of America Holdings	3,221	1,012,070
†LHC Group, Inc.	1,435	196,925
†Magellan Health, Inc.	2,574	244,504
McKesson Corp.	3,088	767,584
†MEDNAX, Inc.	5,330	145,029
†ModivCare, Inc.	1,393	206,568
†Molina Healthcare, Inc.	3,329	1,058,888
National HealthCare Corp.	1,163	79,014
National Research Corp.	1,656	68,757
†Option Care Health, Inc.	2,000	56,880
Owens & Minor, Inc.	4,089	177,872
Patterson Cos., Inc.	6,463	189,689
†Pennant Group, Inc.	1,314	30,327
†PetIQ, Inc.	1,642	37,290
Premier, Inc. Class A	5,444	224,130
Quest Diagnostics, Inc.	4,743	820,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†R1 RCM, Inc.	8,118	$ 206,928
†RadNet, Inc.	3,391	102,103
Select Medical Holdings Corp.	9,557	280,976
†Surgery Partners, Inc.	2,117	113,069
†Tenet Healthcare Corp.	5,353	437,287
†Tivity Health, Inc.	800	21,152
†Triple-S Management Corp.	1,992	71,075
U.S. Physical Therapy, Inc.	363	34,685
UnitedHealth Group, Inc.	17,744	8,909,972
Universal Health Services, Inc. Class B	4,616	598,511
		29,769,072
Health Care Technology–0.23%
†Allscripts Healthcare Solutions, Inc.	9,307	171,714
†Castlight Health, Inc. Class B	4,422	6,810
Cerner Corp.	11,189	1,039,123
†Change Healthcare, Inc.	9,602	205,291
†Computer Programs & Systems, Inc.	313	9,171
†Evolent Health, Inc. Class A	6,148	170,115
†HealthStream, Inc.	2,713	71,515
†NextGen Healthcare, Inc.	4,127	73,419
†Omnicell, Inc.	1,103	199,025
†Teladoc Health, Inc.	660	60,601
†Veeva Systems, Inc. Class A	505	129,017
		2,135,801
Hotels, Restaurants & Leisure–1.46%
Aramark	9,872	363,783
†Bally's Corp.	393	14,958
†Biglari Holdings, Inc.	136	22,152
†BJ's Restaurants, Inc.	1,840	63,572
†Bloomin' Brands, Inc.	3,612	75,780
†Bluegreen Vacations Holding Corp.	1,022	35,872
†Booking Holdings, Inc.	85	203,935
†Boyd Gaming Corp.	3,072	201,431
†Brinker International, Inc.	1,880	68,789
†Caesars Entertainment, Inc.	2,213	206,982
†Carnival Corp.	16,011	322,141
Carrols Restaurant Group, Inc.	3,714	10,993
†Cheesecake Factory, Inc.	1,853	72,545
†Chipotle Mexican Grill, Inc.	178	311,188
Choice Hotels International, Inc.	2,305	359,557
Churchill Downs, Inc.	991	238,732
†Chuy's Holdings, Inc.	1,208	36,385
Cracker Barrel Old Country Store, Inc.	1,519	195,404
Darden Restaurants, Inc.	3,109	468,340

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Dave & Buster's Entertainment, Inc.	2,106	$ 80,870
Del Taco Restaurants, Inc.	2,099	26,133
Dine Brands Global, Inc.	552	41,847
Domino's Pizza, Inc.	730	411,961
†El Pollo Loco Holdings, Inc.	3,403	48,289
†Everi Holdings, Inc.	1,700	36,295
†Expedia Group, Inc.	492	88,914
†Fiesta Restaurant Group, Inc.	1,638	18,034
†Hilton Grand Vacations, Inc.	1,939	101,041
†Hilton Worldwide Holdings, Inc.	5,258	820,195
†Hyatt Hotels Corp. Class A	1,871	179,429
International Game Technology PLC	8,417	243,335
Jack in the Box, Inc.	1,074	93,954
†Las Vegas Sands Corp.	1,264	47,577
†Marriott International, Inc. Class A	5,315	878,251
Marriott Vacations Worldwide Corp.	2,191	370,235
McDonald's Corp.	4,663	1,250,010
MGM Resorts International	9,858	442,427
Nathan's Famous, Inc.	298	17,400
†Norwegian Cruise Line Holdings Ltd.	9,314	193,172
Papa John's International, Inc.	1,423	189,928
†Penn National Gaming, Inc.	3,322	172,246
†Planet Fitness, Inc. Class A	2,912	263,769
†Playa Hotels & Resorts NV	8,515	67,950
†PlayAGS, Inc.	1,440	9,778
†Potbelly Corp.	1,460	8,147
†Red Robin Gourmet Burgers, Inc.	1,284	21,225
Red Rock Resorts, Inc. Class A	4,381	240,999
†Royal Caribbean Cruises Ltd.	6,475	497,927
†Ruth's Hospitality Group, Inc.	3,701	73,650
†Scientific Games Corp. Class A	3,487	233,036
†SeaWorld Entertainment, Inc.	4,911	318,527
†Shake Shack, Inc. Class A	835	60,254
Starbucks Corp.	7,152	836,569
Texas Roadhouse, Inc.	3,420	305,338
Travel & Leisure Co.	3,985	220,251
Vail Resorts, Inc.	915	300,029
Wendy's Co.	13,624	324,932
Wingstop, Inc.	1,345	232,416
Wyndham Hotels & Resorts, Inc.	2,374	212,829
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Wynn Resorts Ltd.	1,444	$ 122,798
Yum! Brands, Inc.	3,499	485,871
		13,860,377
Household Durables–1.29%
Bassett Furniture Industries, Inc.	722	12,108
†Beazer Homes USA, Inc.	2,298	53,360
†Cavco Industries, Inc.	542	172,166
Century Communities, Inc.	2,517	205,865
DR Horton, Inc.	11,511	1,248,368
Ethan Allen Interiors, Inc.	1,750	46,008
Flexsteel Industries, Inc.	419	11,254
Garmin Ltd.	5,124	697,735
†GoPro, Inc. Class A	2,100	21,651
†Green Brick Partners, Inc.	3,200	97,056
Hamilton Beach Brands Holding Co. Class A	652	9,363
†Helen of Troy Ltd.	1,664	406,798
Hooker Furnishings Corp.	831	19,346
Installed Building Products, Inc.	1,646	229,979
†iRobot Corp.	1,792	118,057
KB Home	5,148	230,270
La-Z-Boy, Inc.	3,008	109,220
Leggett & Platt, Inc.	7,210	296,764
Lennar Corp.	10,251	1,179,192
†LGI Homes, Inc.	1,679	259,372
Lifetime Brands, Inc.	785	12,536
†Lovesac Co.	603	39,955
†M/I Homes, Inc.	1,091	67,838
MDC Holdings, Inc.	4,503	251,402
†Meritage Homes Corp.	2,325	283,790
†Mohawk Industries, Inc.	1,648	300,233
Newell Brands, Inc.	22,715	496,096
†NVR, Inc.	121	714,973
PulteGroup, Inc.	17,484	999,385
†Purple Innovation, Inc.	800	10,616
†Skyline Champion Corp.	2,886	227,936
†Sonos, Inc.	2,987	89,013
†Taylor Morrison Home Corp.	9,255	323,555
Tempur Sealy International, Inc.	11,328	532,756
Toll Brothers, Inc.	6,351	459,749
†TopBuild Corp.	2,631	725,919
†Tri Pointe Homes, Inc.	8,843	246,631
†Tupperware Brands Corp.	2,421	37,017
†Universal Electronics, Inc.	867	35,330
Whirlpool Corp.	4,083	958,117
		12,236,779
Household Products–1.18%
†Central Garden & Pet Co.	3,287	161,556
Church & Dwight Co., Inc.	8,227	843,268

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Products (continued)
Clorox Co.	3,633	$ 633,450
Colgate-Palmolive Co.	7,201	614,533
Energizer Holdings, Inc.	3,912	156,871
Kimberly-Clark Corp.	4,357	622,702
Oil-Dri Corp. of America	282	9,230
Procter & Gamble Co.	46,860	7,665,359
Spectrum Brands Holdings, Inc.	2,923	297,328
WD-40 Co.	775	189,596
		11,193,893
Independent Power and Renewable Electricity Producers–0.20%
AES Corp.	14,524	352,933
Atlantica Sustainable Infrastructure PLC	5,908	211,270
Brookfield Renewable Corp. Class A	7,554	278,214
Clearway Energy, Inc.	5,540	194,491
Ormat Technologies, Inc.	2,822	223,784
†Sunnova Energy International, Inc.	3,839	107,185
Vistra Corp.	23,319	530,974
		1,898,851
Industrial Conglomerates–0.58%
3M Co.	13,652	2,425,005
General Electric Co.	8,723	824,062
Honeywell International, Inc.	8,579	1,788,807
Roper Technologies, Inc.	980	482,023
		5,519,897
Insurance–3.02%
Aflac, Inc.	18,383	1,073,383
†Alleghany Corp.	635	423,920
Allstate Corp.	11,168	1,313,915
†Ambac Financial Group, Inc.	2,234	35,856
American Equity Investment Life Holding Co.	6,329	246,325
American Financial Group, Inc.	4,583	629,338
American International Group, Inc.	10,172	578,380
American National Group, Inc.	1,541	291,002
AMERISAFE, Inc.	1,468	79,022
Aon PLC Class A	5,491	1,650,375
†Arch Capital Group Ltd.	11,376	505,663
Argo Group International Holdings Ltd.	2,598	150,970
Arthur J Gallagher & Co.	5,072	860,566
Assurant, Inc.	3,006	468,515
Assured Guaranty Ltd.	5,886	295,477
†Athene Holding Ltd. Class A	8,668	722,304
Axis Capital Holdings Ltd.	5,346	291,197
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Brighthouse Financial, Inc.	5,959	$ 308,676
Brown & Brown, Inc.	8,544	600,472
†BRP Group, Inc. Class A	600	21,666
Chubb Ltd.	5,362	1,036,528
Cincinnati Financial Corp.	4,103	467,455
CNA Financial Corp.	3,226	142,202
CNO Financial Group, Inc.	6,176	147,236
Crawford & Co. Class A	3,914	29,316
Donegal Group, Inc. Class A	996	14,233
†eHealth, Inc.	1,543	39,346
Employers Holdings, Inc.	2,097	86,774
†Enstar Group Ltd.	1,075	266,159
Erie Indemnity Co. Class A	1,708	329,063
Everest Re Group Ltd.	1,770	484,838
†FedNat Holding Co.	630	888
Fidelity National Financial, Inc.	12,601	657,520
First American Financial Corp.	6,407	501,220
†Genworth Financial, Inc. Class A	22,919	92,822
Global Indemnity Group LLC Class A	1,056	26,537
Globe Life, Inc.	5,440	509,837
Goosehead Insurance, Inc. Class A	189	24,585
†Greenlight Capital Re Ltd. Class A	1,907	14,951
†Hallmark Financial Services, Inc.	1,100	4,785
Hanover Insurance Group, Inc.	3,093	405,369
Hartford Financial Services Group, Inc.	13,650	942,396
HCI Group, Inc.	887	74,100
Heritage Insurance Holdings, Inc.	4,237	24,914
Horace Mann Educators Corp.	2,359	91,293
Independence Holding Co.	654	37,069
Investors Title Co.	124	24,447
James River Group Holdings Ltd.	1,705	49,121
Kemper Corp.	3,591	211,115
Kinsale Capital Group, Inc.	999	237,652
Loews Corp.	6,756	390,227
†Maiden Holdings Ltd.	5,521	16,894
†Markel Corp.	350	431,900
Marsh & McLennan Cos., Inc.	7,511	1,305,562
Mercury General Corp.	3,824	202,901
MetLife, Inc.	8,650	540,538
National Western Life Group, Inc. Class A	298	63,903
†NI Holdings, Inc.	863	16,319

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Old Republic International Corp.	18,644	$ 458,270
†Palomar Holdings, Inc.	463	29,989
Primerica, Inc.	3,375	517,286
Principal Financial Group, Inc.	7,966	576,181
ProAssurance Corp.	3,203	81,036
Progressive Corp.	9,455	970,556
Prudential Financial, Inc.	5,394	583,847
Reinsurance Group of America, Inc.	2,470	270,440
RenaissanceRe Holdings Ltd.	2,289	387,596
RLI Corp.	2,059	230,814
Safety Insurance Group, Inc.	1,159	98,550
Selective Insurance Group, Inc.	3,458	283,349
†Selectquote, Inc.	567	5,137
†SiriusPoint Ltd.	7,714	62,715
State Auto Financial Corp.	3,303	170,732
Stewart Information Services Corp.	1,688	134,584
Tiptree, Inc.	1,600	22,128
Travelers Cos., Inc.	8,832	1,381,590
United Fire Group, Inc.	2,034	47,168
United Insurance Holdings Corp.	4,881	21,184
Universal Insurance Holdings, Inc.	3,924	66,708
Unum Group	9,940	244,226
W R Berkley Corp.	7,051	580,932
White Mountains Insurance Group Ltd.	204	206,836
Willis Towers Watson PLC	3,133	744,056
		28,664,947
Interactive Media & Services–3.08%
†Alphabet, Inc. Class C	3,056	8,842,811
†Alphabet, Inc. Class A	3,123	9,047,456
†Angi, Inc.	1,639	15,095
†Cargurus, Inc.	3,083	103,712
†Cars.com, Inc.	4,551	73,226
†DHI Group, Inc.	3,155	19,687
†Match Group, Inc.	4,578	605,440
†Meta Platforms, Inc. Class A	27,036	9,093,559
†Pinterest, Inc. Class A	2,279	82,842
†QuinStreet, Inc.	3,300	60,027
†Snap, Inc. Class A	1,701	79,998
†TripAdvisor, Inc.	4,445	121,171
†TrueCar, Inc.	6,947	23,620
†Twitter, Inc.	3,081	133,161
†Yelp, Inc.	3,429	124,267
†Zedge, Inc. Class B	591	5,023
†Ziff Davis, Inc.	3,482	386,014
†Zillow Group, Inc.	3,937	249,950
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†ZipRecruiter, Inc. Class A	3,041	$ 75,842
		29,142,901
Internet & Direct Marketing Retail–2.90%
†1-800-Flowers.com, Inc. Class A	3,054	71,372
†Amazon.com, Inc.	7,379	24,604,095
†Chewy, Inc. Class A	836	49,299
†Duluth Holdings, Inc. Class B	753	11,431
eBay, Inc.	17,149	1,140,408
†Etsy, Inc.	2,811	615,440
†Lands' End, Inc.	2,935	57,614
†Liquidity Services, Inc.	1,758	38,817
PetMed Express, Inc.	1,442	36,425
†Quotient Technology, Inc.	5,042	37,412
Qurate Retail, Inc.	26,054	198,010
†Revolve Group, Inc.	1,075	60,243
Shutterstock, Inc.	2,288	253,693
†Stitch Fix, Inc. Class A	990	18,731
†Wayfair, Inc. Class A	1,590	302,052
		27,495,042
IT Services–4.29%
Accenture PLC Class A	14,073	5,833,962
†Akamai Technologies, Inc.	4,441	519,775
Alliance Data Systems Corp.	2,682	178,541
Amdocs Ltd.	6,463	483,691
Automatic Data Processing, Inc.	9,977	2,460,129
†Block, Inc.	731	118,064
†BM Technologies, Inc.	419	3,859
Broadridge Financial Solutions, Inc.	4,424	808,796
Cass Information Systems, Inc.	1,074	42,230
†Cloudflare, Inc. Class A	488	64,172
Cognizant Technology Solutions Corp. Class A	10,584	939,012
Concentrix Corp.	3,860	689,473
†Conduent, Inc.	11,528	61,560
CSG Systems International, Inc.	1,963	113,108
†DXC Technology Co.	11,644	374,820
†EPAM Systems, Inc.	977	653,076
†Euronet Worldwide, Inc.	1,668	198,776
EVERTEC, Inc.	4,425	221,161
†Evo Payments, Inc. Class A	788	20,173
†ExlService Holdings, Inc.	2,052	297,068
Fidelity National Information Services, Inc.	7,577	827,030
†Fiserv, Inc.	7,057	732,446
†FleetCor Technologies, Inc.	3,326	744,492
†Gartner, Inc.	3,035	1,014,661
Genpact Ltd.	11,702	621,142

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Global Payments, Inc.	3,576	$ 483,404
†Globant SA	833	261,637
†GoDaddy, Inc. Class A	3,455	293,191
Hackett Group, Inc.	2,748	56,416
International Business Machines Corp.	22,623	3,023,790
Jack Henry & Associates, Inc.	3,073	513,160
†Kyndryl Holdings, Inc.	4,524	81,884
†Limelight Networks, Inc.	3,333	11,432
†LiveRamp Holdings, Inc.	4,179	200,383
Mastercard, Inc. Class A	16,384	5,887,099
Maximus, Inc.	4,397	350,309
†MongoDB, Inc.	226	119,633
†Okta, Inc.	417	93,479
Paychex, Inc.	13,290	1,814,085
†PayPal Holdings, Inc.	5,238	987,782
†Perficient, Inc.	1,815	234,661
†PFSweb, Inc.	867	11,167
SolarWinds Corp.	2,262	32,098
†StarTek, Inc.	1,400	7,308
Switch, Inc. Class A	3,379	96,775
TTEC Holdings, Inc.	3,257	294,921
†Twilio, Inc. Class A	670	176,438
†Unisys Corp.	1,659	34,126
†VeriSign, Inc.	2,057	522,108
†Verra Mobility Corp.	4,796	74,002
Visa, Inc. Class A	29,802	6,458,391
Western Union Co.	13,573	242,142
†WEX, Inc.	1,728	242,594
		40,625,632
Leisure Products–0.30%
Acushnet Holdings Corp.	4,495	238,595
†American Outdoor Brands, Inc.	1,803	35,934
Brunswick Corp.	5,296	533,466
†Callaway Golf Co.	4,043	110,940
Clarus Corp.	1,204	33,375
Hasbro, Inc.	4,346	442,336
Johnson Outdoors, Inc. Class A	436	40,849
†Malibu Boats, Inc. Class A	1,584	108,868
Marine Products Corp.	2,133	26,663
†Mattel, Inc.	14,675	316,393
†Nautilus, Inc.	2,171	13,308
†Peloton Interactive, Inc. Class A	420	15,019
Polaris, Inc.	3,553	390,510
Smith & Wesson Brands, Inc.	2,575	45,835
†Vista Outdoor, Inc.	4,147	191,052
†YETI Holdings, Inc.	3,406	282,119
		2,825,262
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–1.59%
†10X Genomics, Inc. Class A	224	$ 33,367
†Adaptive Biotechnologies Corp.	1,110	31,147
Agilent Technologies, Inc.	2,849	454,843
†Avantor, Inc.	13,009	548,199
†Bio-Rad Laboratories, Inc. Class A	670	506,232
Bio-Techne Corp.	730	377,658
Bruker Corp.	8,550	717,431
†Charles River Laboratories International, Inc.	1,074	404,662
Danaher Corp.	8,219	2,704,133
†Illumina, Inc.	415	157,883
†IQVIA Holdings, Inc.	2,767	780,681
†Medpace Holdings, Inc.	1,557	338,866
†Mettler-Toledo International, Inc.	705	1,196,533
†NeoGenomics, Inc.	2,833	96,662
PerkinElmer, Inc.	4,119	828,166
†Repligen Corp.	812	215,050
†Syneos Health, Inc.	4,646	477,051
Thermo Fisher Scientific, Inc.	5,692	3,797,930
†Waters Corp.	1,354	504,500
West Pharmaceutical Services, Inc.	1,928	904,251
		15,075,245
Machinery–3.08%
AGCO Corp.	4,680	542,974
Alamo Group, Inc.	671	98,758
Albany International Corp. Class A	2,141	189,371
Allison Transmission Holdings, Inc.	7,945	288,801
Altra Industrial Motion Corp.	3,594	185,343
Astec Industries, Inc.	1,462	101,273
Barnes Group, Inc.	3,140	146,293
†Blue Bird Corp.	812	12,700
Caterpillar, Inc.	10,940	2,261,736
†Chart Industries, Inc.	2,259	360,288
†CIRCOR International, Inc.	1,341	36,448
†Colfax Corp.	6,718	308,826
Columbus McKinnon Corp.	1,631	75,450
†Commercial Vehicle Group, Inc.	4,182	33,707
Crane Co.	4,090	416,076
Cummins, Inc.	5,384	1,174,466
Deere & Co.	7,228	2,478,409
Donaldson Co., Inc.	8,393	497,369
Douglas Dynamics, Inc.	1,386	54,137
Dover Corp.	5,313	964,841
†Energy Recovery, Inc.	2,984	64,126
Enerpac Tool Group Corp.	2,890	58,609

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
EnPro Industries, Inc.	2,155	$ 237,201
ESCO Technologies, Inc.	1,491	134,175
†Evoqua Water Technologies Corp.	7,310	341,742
Federal Signal Corp.	4,085	177,044
Flowserve Corp.	6,513	199,298
Fortive Corp.	6,827	520,832
Franklin Electric Co., Inc.	2,494	235,833
†Gates Industrial Corp. PLC	3,772	60,013
Gorman-Rupp Co.	2,146	95,604
Graco, Inc.	7,552	608,842
Graham Corp.	501	6,232
Greenbrier Cos., Inc.	1,954	89,669
Helios Technologies, Inc.	2,751	289,323
Hillenbrand, Inc.	5,042	262,134
Hurco Cos., Inc.	300	8,910
Hyster-Yale Materials Handling, Inc.	834	34,277
IDEX Corp.	1,637	386,856
Illinois Tool Works, Inc.	6,120	1,510,416
Ingersoll Rand, Inc.	9,821	607,625
ITT, Inc.	4,999	510,848
John Bean Technologies Corp.	1,844	283,165
Kadant, Inc.	745	171,708
Kennametal, Inc.	5,039	180,950
†L B Foster Co. Class A	762	10,477
Lincoln Electric Holdings, Inc.	4,383	611,297
Lindsay Corp.	475	72,200
†Manitowoc Co., Inc.	3,195	59,395
†Meritor, Inc.	4,478	110,965
†Middleby Corp.	3,112	612,317
Miller Industries, Inc.	637	21,276
Mueller Industries, Inc.	4,258	252,755
Mueller Water Products, Inc. Class A	10,288	148,147
†NN, Inc.	5,648	23,157
Nordson Corp.	1,475	376,523
Omega Flex, Inc.	460	58,397
Oshkosh Corp.	4,066	458,279
Otis Worldwide Corp.	7,899	687,766
PACCAR, Inc.	10,615	936,880
Parker-Hannifin Corp.	3,129	995,397
Park-Ohio Holdings Corp.	1,241	26,272
Pentair PLC	9,500	693,785
†Province of Alberta	1,067	54,790
†RBC Bearings, Inc.	901	181,975
REV Group, Inc.	4,472	63,279
Shyft Group, Inc.	2,371	116,487
Snap-on, Inc.	3,176	684,047
†SPX Corp.	3,324	198,376
SPX FLOW, Inc.	2,624	226,923
Standex International Corp.	630	69,716
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Stanley Black & Decker, Inc.	4,384	$ 826,910
Tennant Co.	1,373	111,268
Terex Corp.	3,393	149,122
Timken Co.	4,369	302,728
†Titan International, Inc.	6,689	73,311
Toro Co.	7,115	710,860
Trinity Industries, Inc.	6,963	210,283
†Twin Disc, Inc.	600	6,576
Wabash National Corp.	2,605	50,850
Watts Water Technologies, Inc. Class A	1,597	310,089
†Welbilt, Inc.	6,195	147,255
Westinghouse Air Brake Technologies Corp.	4,846	446,365
Woodward, Inc.	2,515	275,292
Xylem, Inc.	3,951	473,804
		29,148,289
Marine–0.07%
Costamare, Inc.	6,357	80,416
Eagle Bulk Shipping, Inc.	539	24,525
Eneti, Inc.	533	4,126
Genco Shipping & Trading Ltd.	2,086	33,376
†Kirby Corp.	4,034	239,700
Matson, Inc.	2,879	259,196
		641,339
Media–1.55%
†Altice USA, Inc. Class A	6,515	105,413
†AMC Networks, Inc. Class A	1,659	57,136
†Boston Omaha Corp. Class A	1,027	29,506
Cable One, Inc.	307	541,379
†Charter Communications, Inc. Class A	2,320	1,512,570
Comcast Corp. Class A	77,882	3,919,801
†comScore, Inc.	4,616	15,418
†Cumulus Media, Inc. Class A	600	6,750
†Discovery, Inc.	21,262	491,821
†DISH Network Corp. Class A	12,184	395,249
†Emerald Holding, Inc.	759	3,013
†Entercom Communications Corp.	12,190	31,328
Entravision Communications Corp. Class A	4,034	27,351
EW Scripps Co. Class A	5,690	110,102
†Fluent, Inc.	1,021	2,032
Fox Corp. Class A	22,858	818,472
†Gannett Co., Inc.	11,594	61,796
Gray Television, Inc.	5,362	108,098
†Hemisphere Media Group, Inc.	308	2,239
Interpublic Group of Cos., Inc.	27,567	1,032,384

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
John Wiley & Sons, Inc. Class A	2,592	$ 148,444
†Liberty Broadband Corp.	4,690	755,417
†Liberty Media Corp. - Liberty Formula One	9,490	600,148
†Liberty Media Corp. - Liberty SiriusXM	8,345	424,343
†Liberty Media Corp.-Liberty Braves	161	4,629
†Liberty Media Corp-Liberty Braves	1,514	42,543
†Liberty Media Corp-Liberty Formula One	1,504	89,247
†Loyalty Ventures, Inc.	1,072	32,235
National CineMedia, Inc.	6,168	17,332
New York Times Co. Class A	6,656	321,485
News Corp. Class A	15,002	335,779
Nexstar Media Group, Inc. Class A	3,557	537,036
Omnicom Group, Inc.	11,367	832,860
Saga Communications, Inc. Class A	635	15,246
Scholastic Corp.	2,318	92,627
Sirius XM Holdings, Inc.	39,799	252,724
†TechTarget, Inc.	959	91,738
TEGNA, Inc.	15,413	286,065
ViacomCBS, Inc. Class A	17,278	522,726
†WideOpenWest, Inc.	1,100	23,672
		14,698,154
Metals & Mining–0.95%
Alcoa Corp.	11,273	671,645
†Allegheny Technologies, Inc.	9,446	150,475
†Ampco-Pittsburgh Corp.	782	3,910
†Arconic Corp.	4,843	159,867
Carpenter Technology Corp.	2,617	76,390
†Century Aluminum Co.	6,328	104,792
†Cleveland-Cliffs, Inc.	7,955	173,180
†Coeur Mining, Inc.	13,662	68,857
Commercial Metals Co.	7,882	286,038
Compass Minerals International, Inc.	2,029	103,641
†Ferroglobe PLC	9,406	58,411
Fortitude Gold Corp.	1,049	6,944
Freeport-McMoRan, Inc.	37,782	1,576,643
Gold Resource Corp.	3,674	5,731
Haynes International, Inc.	2,063	83,201
Hecla Mining Co.	36,267	189,314
Kaiser Aluminum Corp.	589	55,331
Materion Corp.	1,479	135,979
Newmont Corp.	13,552	840,495
Nexa Resources SA	4,710	37,021
Nucor Corp.	12,868	1,468,882
Olympic Steel, Inc.	623	14,641
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Co.	3,940	$ 639,147
Royal Gold, Inc.	1,959	206,106
Ryerson Holding Corp.	2,843	74,060
Schnitzer Steel Industries, Inc. Class A	1,911	99,219
Southern Copper Corp.	2,927	180,625
Steel Dynamics, Inc.	13,428	833,476
SunCoke Energy, Inc.	6,128	40,384
†TimkenSteel Corp.	6,202	102,333
United States Steel Corp.	12,149	289,268
†Universal Stainless & Alloy Products, Inc.	352	2,777
Warrior Met Coal, Inc.	3,207	82,452
Worthington Industries, Inc.	3,712	202,898
		9,024,133
Multiline Retail–0.77%
Big Lots, Inc.	2,718	122,446
Dillard's, Inc. Class A	1,631	399,627
Dollar General Corp.	5,557	1,310,507
†Dollar Tree, Inc.	8,611	1,210,018
Kohl's Corp.	9,455	466,982
Macy's, Inc.	17,805	466,135
†Nordstrom, Inc.	5,169	116,923
†Ollie's Bargain Outlet Holdings, Inc.	1,810	92,654
Target Corp.	13,313	3,081,161
		7,266,453
Multi-Utilities–0.47%
Ameren Corp.	4,745	422,352
Avista Corp.	2,686	114,128
Black Hills Corp.	2,357	166,333
CenterPoint Energy, Inc.	13,408	374,217
CMS Energy Corp.	5,779	375,924
Consolidated Edison, Inc.	5,469	466,615
Dominion Energy, Inc.	5,531	434,515
DTE Energy Co.	3,725	445,287
MDU Resources Group, Inc.	12,934	398,885
NiSource, Inc.	8,491	234,437
NorthWestern Corp.	1,697	97,001
Public Service Enterprise Group, Inc.	5,113	341,191
Sempra Energy	1,964	259,798
Unitil Corp.	1,166	53,624
WEC Energy Group, Inc.	2,876	279,173
		4,463,480
Oil, Gas & Consumable Fuels–3.01%
Antero Midstream Corp.	22,887	221,546
†Antero Resources Corp.	13,414	234,745
APA Corp.	16,029	431,020
Arch Resources, Inc.	1,270	115,976

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Ardmore Shipping Corp.	2,791	$ 9,434
Berry Corp.	3,410	28,712
California Resources Corp.	2,779	118,691
†Callon Petroleum Co.	3,716	175,581
†Centennial Resource Development, Inc. Class A	17,052	101,971
Cheniere Energy, Inc.	5,741	582,252
Chesapeake Energy Corp.	2,575	166,139
Chevron Corp.	23,807	2,793,751
Civitas Resources, Inc.	1,860	91,084
†Clean Energy Fuels Corp.	20,933	128,319
†CNX Resources Corp.	15,674	215,518
†Comstock Resources, Inc.	8,189	66,249
ConocoPhillips	27,361	1,974,917
†CONSOL Energy, Inc.	2,615	59,387
Continental Resources, Inc.	7,040	315,110
Coterra Energy, Inc.	51,038	969,722
†Crescent Energy, Inc. Class A	1,120	14,202
CVR Energy, Inc.	6,732	113,165
†Delek U.S. Holdings, Inc.	4,667	69,958
†Denbury, Inc.	2,266	173,553
Devon Energy Corp.	26,900	1,184,945
DHT Holdings, Inc.	8,597	44,618
Diamondback Energy, Inc.	3,656	394,300
Dorian LPG Ltd.	2,455	31,154
†DTE Midstream LLC	1,862	89,339
†EnLink Midstream LLC	17,018	117,254
EOG Resources, Inc.	11,396	1,012,307
†EQT Corp.	18,993	414,237
Equitrans Midstream Corp.	17,256	178,427
Evolution Petroleum Corp.	2,220	11,211
Exxon Mobil Corp.	54,809	3,353,763
†Green Plains, Inc.	2,427	84,363
†Gulfport Energy Corp.	300	21,609
Hess Corp.	10,069	745,408
HollyFrontier Corp.	10,776	353,237
International Seaways, Inc.	2,758	40,487
Kinder Morgan, Inc.	25,837	409,775
†Kosmos Energy Ltd.	26,917	93,133
†Laredo Petroleum, Inc.	929	55,861
Magnolia Oil & Gas Corp. Class A	9,382	177,038
Marathon Oil Corp.	39,984	656,537
Marathon Petroleum Corp.	17,066	1,092,053
Matador Resources Co.	6,684	246,773
Murphy Oil Corp.	10,368	270,708
NACCO Industries, Inc. Class A	326	11,831
Occidental Petroleum Corp.	37,466	1,086,139
ONEOK, Inc.	13,132	771,636
†Overseas Shipholding Group, Inc. Class A	5,002	9,404
Ovintiv, Inc.	8,761	295,246
†Par Pacific Holdings, Inc.	3,626	59,793
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†PBF Energy, Inc. Class A	7,775	$ 100,842
PDC Energy, Inc.	6,279	306,290
†Peabody Energy Corp.	9,294	93,591
Phillips 66	7,915	573,521
PHX Minerals, Inc.	655	1,421
Pioneer Natural Resources Co.	3,765	684,778
†Range Resources Corp.	17,978	320,548
†Ranger Oil Corp.	1,090	29,343
†Renewable Energy Group, Inc.	2,813	119,384
†REX American Resources Corp.	540	51,840
†SandRidge Energy, Inc.	3,035	31,746
Scorpio Tankers, Inc.	5,026	64,383
SFL Corp. Ltd.	10,126	82,527
†SilverBow Resources, Inc.	419	9,122
SM Energy Co.	11,376	335,364
†Southwestern Energy Co.	47,493	221,317
†Talos Energy, Inc.	4,058	39,768
Targa Resources Corp.	11,866	619,880
†Teekay Corp.	3,211	10,083
†Teekay Tankers Ltd. Class A	2,248	24,503
†Tellurian, Inc.	13,929	42,901
Texas Pacific Land Corp.	263	328,453
Valero Energy Corp.	10,662	800,823
†W&T Offshore, Inc.	6,926	22,371
†Whiting Petroleum Corp.	1,350	87,318
Williams Cos., Inc.	32,603	848,982
World Fuel Services Corp.	6,061	160,435
		28,495,122
Paper & Forest Products–0.12%
†Clearwater Paper Corp.	1,500	55,005
Glatfelter Corp.	3,242	55,763
Louisiana-Pacific Corp.	7,699	603,217
Mercer International, Inc.	4,679	56,101
Neenah, Inc.	719	33,275
Resolute Forest Products, Inc.	6,285	95,972
Schweitzer-Mauduit International, Inc.	1,872	55,973
†Sylvamo Corp.	1,090	30,400
Verso Corp. Class A	4,362	117,861
		1,103,567
Personal Products–0.24%
†Coty, Inc. Class A	28,705	301,402
Edgewell Personal Care Co.	3,074	140,513
†elf Beauty, Inc.	1,640	54,464
Estee Lauder Cos., Inc. Class A	2,578	954,376
†Herbalife Nutrition Ltd.	4,218	172,643
Inter Parfums, Inc.	1,441	154,043

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
Medifast, Inc.	636	$ 133,197
Natural Health Trends Corp.	462	3,128
Nature's Sunshine Products, Inc.	909	16,816
Nu Skin Enterprises, Inc. Class A	3,625	183,969
†USANA Health Sciences, Inc.	1,458	147,550
		2,262,101
Pharmaceuticals–3.28%
†Amphastar Pharmaceuticals, Inc.	3,846	89,573
†ANI Pharmaceuticals, Inc.	935	43,085
†Arvinas, Inc.	527	43,288
Bristol-Myers Squibb Co.	35,531	2,215,358
†Cara Therapeutics, Inc.	1,547	18,843
†Catalent, Inc.	4,237	542,463
†Collegium Pharmaceutical, Inc.	1,508	28,170
†Corcept Therapeutics, Inc.	4,605	91,179
†Cymabay Therapeutics, Inc.	5,352	18,090
†Elanco Animal Health, Inc.	12,080	342,830
Eli Lilly & Co.	15,847	4,377,258
†Endo International PLC	14,512	54,565
†Harmony Biosciences Holdings, Inc.	705	30,061
†Innoviva, Inc.	8,244	142,209
†Intra-Cellular Therapies, Inc.	3,773	197,479
†Jazz Pharmaceuticals PLC	3,266	416,089
Johnson & Johnson	56,368	9,642,874
†Lannett Co., Inc.	1,820	2,948
Merck & Co., Inc.	52,827	4,048,661
†Nektar Therapeutics	5,848	79,007
†NGM Biopharmaceuticals, Inc.	1,200	21,252
Organon & Co.	7,098	216,134
†Otonomy, Inc.	732	1,523
†Pacira BioSciences, Inc.	1,047	62,998
Perrigo Co. PLC	6,594	256,507
Pfizer, Inc.	85,862	5,070,151
Phibro Animal Health Corp. Class A	1,490	30,426
†Prestige Consumer Healthcare, Inc.	3,449	209,182
†Revance Therapeutics, Inc.	745	12,158
†SIGA Technologies, Inc.	4,189	31,501
†Supernus Pharmaceuticals, Inc.	4,014	117,048
†Taro Pharmaceutical Industries Ltd.	2,002	100,320
Viatris, Inc.	29,225	395,414
Zoetis, Inc.	8,679	2,117,936
†Zogenix, Inc.	3,717	60,401
		31,126,981
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–1.08%
†ASGN, Inc.	3,282	$ 404,999
Barrett Business Services, Inc.	764	52,762
BGSF, Inc.	458	6,572
Booz Allen Hamilton Holding Corp.	6,133	520,017
†CACI International, Inc. Class A	1,381	371,779
†CBIZ, Inc.	2,928	114,543
†Clarivate PLC	10,298	242,209
†CoStar Group, Inc.	4,230	334,297
CRA International, Inc.	465	43,412
Equifax, Inc.	3,183	931,951
Exponent, Inc.	2,295	267,895
†Forrester Research, Inc.	1,302	76,467
†Franklin Covey Co.	769	35,651
†FTI Consulting, Inc.	2,327	357,008
Heidrick & Struggles International, Inc.	1,738	76,003
†Huron Consulting Group, Inc.	1,526	76,147
ICF International, Inc.	989	101,422
Insperity, Inc.	1,432	169,134
Jacobs Engineering Group, Inc.	2,662	370,630
KBR, Inc.	9,686	461,247
Kelly Services, Inc. Class A	2,914	48,868
Kforce, Inc.	1,861	139,985
Korn Ferry	3,509	265,737
Leidos Holdings, Inc.	4,371	388,582
ManpowerGroup, Inc.	3,592	349,609
ManTech International Corp. Class A	1,569	114,427
†Mistras Group, Inc.	2,371	17,617
Nielsen Holdings PLC	26,287	539,146
Resources Connection, Inc.	3,042	54,269
Robert Half International, Inc.	8,363	932,642
Science Applications International Corp.	4,049	338,456
TransUnion	4,978	590,291
†TriNet Group, Inc.	4,695	447,246
†TrueBlue, Inc.	2,836	78,472
†Upwork, Inc.	1,625	55,510
Verisk Analytics, Inc.	3,525	806,273
†Willdan Group, Inc.	746	26,259
		10,207,534
Real Estate Investment Trusts (REITs)–0.00%
Douglas Elliman, Inc.	3,557	40,905
		40,905
Real Estate Management & Development–0.36%
†CBRE Group, Inc. Class A	9,324	1,011,747
†Cushman & Wakefield PLC	5,962	132,595

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
eXp World Holdings, Inc.	1,193	$ 40,192
†Five Point Holdings LLC Class A	1,459	9,542
†Forestar Group, Inc.	2,282	49,634
†FRP Holdings, Inc.	1,191	68,840
†Howard Hughes Corp.	2,366	240,811
†Jones Lang LaSalle, Inc.	2,637	710,250
Kennedy-Wilson Holdings, Inc.	9,523	227,409
†Marcus & Millichap, Inc.	2,435	125,305
†Maui Land & Pineapple Co., Inc.	1,011	10,070
Newmark Group, Inc. Class A	11,223	209,870
†Rafael Holdings, Inc. Class B	887	4,524
RE/MAX Holdings, Inc. Class A	1,472	44,881
†Realogy Holdings Corp.	7,238	121,671
†Redfin Corp.	1,750	67,182
RMR Group, Inc. Class A	1,499	51,985
St. Joe Co.	5,193	270,296
†Tejon Ranch Co.	3,049	58,175
		3,454,979
Road & Rail–1.70%
AMERCO	1,196	868,571
ArcBest Corp.	1,859	222,801
†Avis Budget Group, Inc.	2,837	588,309
Canadian Pacific Railway Ltd.	7,472	537,536
†Covenant Logistics Group, Inc.	1,476	39,011
CSX Corp.	61,173	2,300,105
†Daseke, Inc.	9,269	93,061
Heartland Express, Inc.	5,586	93,956
JB Hunt Transport Services, Inc.	5,339	1,091,291
Knight-Swift Transportation Holdings, Inc.	9,538	581,246
Landstar System, Inc.	2,710	485,144
†Lyft, Inc. Class A	2,279	97,382
Marten Transport Ltd.	5,929	101,741
Norfolk Southern Corp.	4,256	1,267,054
Old Dominion Freight Line, Inc.	4,704	1,685,819
†PAM Transportation Services, Inc.	1,364	96,858
Ryder System, Inc.	3,781	311,668
†Saia, Inc.	2,290	771,799
Schneider National, Inc. Class B	5,218	140,416
†Uber Technologies, Inc.	2,905	121,807
Union Pacific Corp.	15,901	4,005,939
Universal Logistics Holdings, Inc.	2,167	40,869
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
†USA Truck, Inc.	643	$ 12,783
Werner Enterprises, Inc.	4,045	192,785
†XPO Logistics, Inc.	4,881	377,936
		16,125,887
Semiconductors & Semiconductor Equipment–5.03%
†ACM Research, Inc. Class A	463	39,480
†Advanced Micro Devices, Inc.	7,751	1,115,369
†Alpha & Omega Semiconductor Ltd.	978	59,228
†Ambarella, Inc.	1,741	353,232
Amkor Technology, Inc.	22,758	564,171
Analog Devices, Inc.	10,977	1,929,427
Applied Materials, Inc.	14,737	2,319,014
†Axcelis Technologies, Inc.	2,339	174,396
†AXT, Inc.	1,172	10,325
Azenta, Inc.	2,211	227,976
Broadcom, Inc.	7,013	4,666,520
†CEVA, Inc.	1,018	44,018
†Cirrus Logic, Inc.	4,655	428,353
CMC Materials, Inc.	1,936	371,112
†Cohu, Inc.	3,624	138,038
†Diodes, Inc.	2,424	266,179
†Enphase Energy, Inc.	1,912	349,781
Entegris, Inc.	3,458	479,210
†First Solar, Inc.	4,890	426,212
†FormFactor, Inc.	4,562	208,575
†Ichor Holdings Ltd.	1,913	88,055
Intel Corp.	94,862	4,885,393
KLA Corp.	4,398	1,891,624
Kulicke & Soffa Industries, Inc.	3,275	198,269
Lam Research Corp.	3,251	2,337,957
†Lattice Semiconductor Corp.	3,059	235,727
†MACOM Technology Solutions Holdings, Inc.	1,580	123,714
Marvell Technology, Inc.	18,525	1,620,752
†MaxLinear, Inc.	2,621	197,597
Microchip Technology, Inc.	7,374	641,980
Micron Technology, Inc.	21,433	1,996,484
MKS Instruments, Inc.	2,121	369,415
Monolithic Power Systems, Inc.	771	380,357
†NeoPhotonics Corp.	1,612	24,776
NVE Corp.	375	25,613
NVIDIA Corp.	10,272	3,021,098
NXP Semiconductors NV	1,651	376,065
†ON Semiconductor Corp.	12,973	881,126
†Onto Innovation, Inc.	3,137	317,559
†PDF Solutions, Inc.	2,280	72,481
†Photronics, Inc.	4,937	93,063
Power Integrations, Inc.	2,937	272,818
†Qorvo, Inc.	3,137	490,595
QUALCOMM, Inc.	20,614	3,769,682

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Rambus, Inc.	6,528	$ 191,858
†Semtech Corp.	2,840	252,561
†Silicon Laboratories, Inc.	1,942	400,868
Skyworks Solutions, Inc.	6,210	963,419
†SMART Global Holdings, Inc.	1,230	87,318
†SolarEdge Technologies, Inc.	414	116,156
†Synaptics, Inc.	2,171	628,526
Teradyne, Inc.	5,398	882,735
Texas Instruments, Inc.	19,692	3,711,351
†Ultra Clean Holdings, Inc.	2,077	119,137
Universal Display Corp.	1,230	202,987
†Veeco Instruments, Inc.	2,578	73,396
†Wolfspeed, Inc.	3,268	365,264
Xilinx, Inc.	5,564	1,179,735
		47,658,127
Software–6.99%
A10 Networks, Inc.	2,287	37,918
†ACI Worldwide, Inc.	6,433	223,225
†Adobe, Inc.	6,309	3,577,582
†Agilysys, Inc.	934	41,526
†Alarm.com Holdings, Inc.	1,481	125,604
†Altair Engineering, Inc. Class A	800	61,856
†Alteryx, Inc. Class A	1,205	72,902
American Software, Inc. Class A	1,038	27,164
†ANSYS, Inc.	1,313	526,671
†Appfolio, Inc. Class A	301	36,439
†Appian Corp.	376	24,519
†Asana, Inc. Class A	1,121	83,571
†Aspen Technology, Inc.	3,599	547,768
†Atlassian Corp. PLC Class A	898	342,398
†Autodesk, Inc.	2,954	830,635
†Avalara, Inc.	1,234	159,322
†Avaya Holdings Corp.	6,128	121,334
†Black Knight, Inc.	3,616	299,730
†Blackbaud, Inc.	2,993	236,387
†Blackline, Inc.	620	64,195
†Bottomline Technologies DE, Inc.	1,658	93,627
†Box, Inc. Class A	2,738	71,708
†Cadence Design Systems, Inc.	2,603	485,069
CDK Global, Inc.	4,694	195,928
†Cerence, Inc.	1,724	132,127
†Ceridian HCM Holding, Inc.	2,185	228,245
†ChannelAdvisor Corp.	2,000	49,360
Citrix Systems, Inc.	3,003	284,054
†Cognyte Software Ltd.	3,097	48,530
†CommVault Systems, Inc.	1,488	102,553
†Consensus Cloud Solutions, Inc.	1,160	67,129
†Coupa Software, Inc.	251	39,671
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Crowdstrike Holdings, Inc. Class A	228	$ 46,683
†Datadog, Inc. Class A	238	42,390
†Dell Technologies, Inc. Class C	6,411	360,106
†DocuSign, Inc.	339	51,633
Dolby Laboratories, Inc. Class A	2,941	280,042
†Dropbox, Inc. Class A	12,202	299,437
†Duck Creek Technologies, Inc.	1,403	42,244
†Dynatrace, Inc.	1,379	83,223
Ebix, Inc.	2,526	76,790
†eGain Corp.	796	7,944
†Elastic NV	311	38,281
†Envestnet, Inc.	2,030	161,060
†Everbridge, Inc.	687	46,256
†Fair Isaac Corp.	934	405,048
†Five9, Inc.	397	54,516
†Fortinet, Inc.	3,130	1,124,922
†Guidewire Software, Inc.	1,956	222,065
†HubSpot, Inc.	157	103,487
InterDigital, Inc.	2,062	147,701
Intuit, Inc.	3,195	2,055,088
†Mandiant, Inc.	9,874	173,190
†Manhattan Associates, Inc.	3,299	512,962
Microsoft Corp.	123,218	41,440,678
†Mimecast Ltd.	536	42,650
†N-Able, Inc.	2,262	25,108
†NCR Corp.	9,975	400,995
†New Relic, Inc.	1,371	150,755
NortonLifeLock, Inc.	12,649	328,621
†Nuance Communications, Inc.	4,032	223,050
†OneSpan, Inc.	2,510	42,494
Oracle Corp.	11,488	1,001,868
†Palantir Technologies, Inc. Class A	923	16,808
†Paycom Software, Inc.	1,328	551,372
†Paylocity Holding Corp.	708	167,201
Pegasystems, Inc.	581	64,967
†Ping Identity Holding Corp.	1,531	35,029
Progress Software Corp.	3,296	159,098
†PTC, Inc.	2,198	266,288
†Q2 Holdings, Inc.	156	12,393
†Qualys, Inc.	1,916	262,914
†RingCentral, Inc. Class A	288	53,957
†Sailpoint Technologies Holdings, Inc.	1,608	77,731
†salesforce.com, Inc.	6,276	1,594,920
Sapiens International Corp. NV	3,371	116,131
†ServiceNow, Inc.	339	220,048
†Smartsheet, Inc. Class A	1,396	108,120

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Splunk, Inc.	1,375	$ 159,115
†SPS Commerce, Inc.	816	116,158
SS&C Technologies Holdings, Inc.	6,801	557,546
†Synchronoss Technologies, Inc.	2,306	5,627
†Synopsys, Inc.	1,469	541,326
†Teradata Corp.	7,049	299,371
†Trade Desk, Inc. Class A	1,794	164,402
†Tyler Technologies, Inc.	575	309,321
†Upland Software, Inc.	1,653	29,655
†Varonis Systems, Inc.	1,151	56,146
†Verint Systems, Inc.	3,097	162,623
VMware, Inc. Class A	1,626	188,421
†Vonage Holdings Corp.	7,194	149,563
†Workday, Inc. Class A	315	86,052
†Workiva, Inc.	292	38,103
Xperi Holding Corp.	7,533	142,449
†Zendesk, Inc.	500	52,145
†Zoom Video Communications, Inc. Class A	694	127,634
†Zscaler, Inc.	476	152,953
		66,275,621
Specialty Retail–2.94%
Aaron's Co., Inc.	2,309	56,917
†Abercrombie & Fitch Co. Class A	6,902	240,397
Advance Auto Parts, Inc.	2,015	483,358
American Eagle Outfitters, Inc.	13,926	352,606
†America's Car-Mart, Inc.	473	48,435
†Arko Corp.	2,100	18,417
†Asbury Automotive Group, Inc.	1,229	212,285
†AutoNation, Inc.	7,273	849,850
†AutoZone, Inc.	459	962,243
†Barnes & Noble Education, Inc.	4,091	27,860
Bath & Body Works, Inc.	2,245	156,679
†Bed Bath & Beyond, Inc.	11,792	171,927
Best Buy Co., Inc.	14,515	1,474,724
Big 5 Sporting Goods Corp.	952	18,098
†Boot Barn Holdings, Inc.	2,377	292,490
Buckle, Inc.	2,085	88,216
Build-A-Bear Workshop, Inc.	1,134	22,136
†Burlington Stores, Inc.	1,372	399,952
Caleres, Inc.	3,166	71,805
Camping World Holdings, Inc. Class A	1,466	59,226
†CarMax, Inc.	5,954	775,389
†Carvana Co.	154	35,696
Cato Corp. Class A	2,294	39,365
†Chico's FAS, Inc.	9,593	51,610
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Children's Place, Inc.	524	$ 41,548
†Citi Trends, Inc.	1,474	139,661
†Conn's, Inc.	3,161	74,347
†Container Store Group, Inc.	7,273	72,585
†Designer Brands, Inc. Class A	3,126	44,420
Dick's Sporting Goods, Inc.	4,473	514,350
†Five Below, Inc.	1,436	297,094
†Floor & Decor Holdings, Inc. Class A	5,597	727,666
Foot Locker, Inc.	8,253	360,078
Gap, Inc.	12,803	225,973
†Genesco, Inc.	1,809	116,084
Group 1 Automotive, Inc.	1,309	255,543
Guess?, Inc.	7,264	172,011
Haverty Furniture Cos., Inc.	1,170	35,767
Hibbett, Inc.	1,132	81,425
Home Depot, Inc.	14,124	5,861,601
Lithia Motors, Inc.	1,842	546,982
Lowe's Cos., Inc.	7,466	1,929,812
†Lumber Liquidators Holdings, Inc.	2,511	42,863
†MarineMax, Inc.	1,791	105,741
Monro, Inc.	2,081	121,260
Murphy USA, Inc.	2,169	432,152
†National Vision Holdings, Inc.	3,754	180,154
†ODP Corp.	3,561	139,876
†O'Reilly Automotive, Inc.	1,307	923,043
Penske Automotive Group, Inc.	5,297	567,944
Rent-A-Center, Inc.	3,348	160,838
†RH	1,072	574,528
Ross Stores, Inc.	5,019	573,571
†Sally Beauty Holdings, Inc.	4,190	77,347
Shoe Carnival, Inc.	2,018	78,863
Signet Jewelers Ltd.	4,587	399,207
†Sleep Number Corp.	1,810	138,646
Sonic Automotive, Inc. Class A	1,581	78,180
†Sportsman's Warehouse Holdings, Inc.	1,747	20,615
Tilly's, Inc. Class A	2,120	34,153
TJX Cos., Inc.	14,970	1,136,522
Tractor Supply Co.	6,057	1,445,200
†Ulta Beauty, Inc.	2,108	869,213
†Urban Outfitters, Inc.	6,503	190,928
†Victoria's Secret, Inc.	748	41,544
Williams-Sonoma, Inc.	6,036	1,020,869
Winmark Corp.	203	50,403
†Zumiez, Inc.	1,585	76,064
		27,886,352

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–5.68%
†3D Systems Corp.	6,912	$ 148,885
Apple, Inc.	278,560	49,463,899
†Avid Technology, Inc.	1,312	42,732
Hewlett Packard Enterprise Co.	33,041	521,057
HP, Inc.	16,569	624,154
†Immersion Corp.	1,963	11,209
NetApp, Inc.	7,200	662,328
†Pure Storage, Inc. Class A	5,495	178,862
Seagate Technology Holdings PLC	9,991	1,128,783
†Stratasys Ltd.	3,678	90,074
†Super Micro Computer, Inc.	2,031	89,263
†Turtle Beach Corp.	601	13,378
†Western Digital Corp.	8,583	559,697
Xerox Holdings Corp.	13,402	303,421
		53,837,742
Textiles, Apparel & Luxury Goods–1.00%
†Capri Holdings Ltd.	6,876	446,321
Carter's, Inc.	3,084	312,163
Columbia Sportswear Co.	3,905	380,503
†Crocs, Inc.	4,701	602,762
Culp, Inc.	857	8,150
†Deckers Outdoor Corp.	1,861	681,703
†Fossil Group, Inc.	4,356	44,823
†G-III Apparel Group Ltd.	5,065	139,997
Hanesbrands, Inc.	26,411	441,592
Kontoor Brands, Inc.	1,550	79,438
Levi Strauss & Co. Class A	1,906	47,707
†Lululemon Athletica, Inc.	1,598	625,537
Movado Group, Inc.	1,488	62,243
NIKE, Inc. Class B	17,946	2,991,060
Oxford Industries, Inc.	1,080	109,642
PVH Corp.	3,292	351,092
Ralph Lauren Corp.	1,882	223,695
†Skechers USA, Inc. Class A	5,696	247,206
Steven Madden Ltd.	4,035	187,506
Superior Group of Cos., Inc.	478	10,487
Tapestry, Inc.	13,865	562,919
†Under Armour, Inc. Class A	11,988	233,443
†Unifi, Inc.	1,589	36,785
†Vera Bradley, Inc.	4,817	40,993
VF Corp.	7,148	523,377
Wolverine World Wide, Inc.	4,245	122,298
		9,513,442
Thrifts & Mortgage Finance–0.35%
†Bridgewater Bancshares, Inc.	1,259	22,272
Capitol Federal Financial, Inc.	10,543	119,452
†Columbia Financial, Inc.	5,791	120,800
Essent Group Ltd.	7,232	329,273
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Federal Agricultural Mortgage Corp. Class C	746	$ 92,452
Flagstar Bancorp, Inc.	3,532	169,324
FS Bancorp, Inc.	364	12,241
Hingham Institution For Savings The	65	27,292
Home Bancorp, Inc.	767	31,838
Kearny Financial Corp.	6,302	83,502
Luther Burbank Corp.	1,860	26,115
Merchants Bancorp	600	28,398
MGIC Investment Corp.	3,265	47,081
†Mr Cooper Group, Inc.	5,737	238,717
New York Community Bancorp, Inc.	26,009	317,570
†NMI Holdings, Inc. Class A	4,487	98,041
Northfield Bancorp, Inc.	4,576	73,948
Northwest Bancshares, Inc.	9,475	134,166
†Ocwen Financial Corp.	526	21,024
PCSB Financial Corp.	1,434	27,303
†PDL Community Bancorp	817	11,961
Premier Financial Corp.	3,387	104,692
Provident Financial Services, Inc.	5,414	131,127
Radian Group, Inc.	2,793	59,016
Southern Missouri Bancorp, Inc.	664	34,641
†Sterling Bancorp, Inc.	1,968	11,316
Territorial Bancorp, Inc.	299	7,550
TFS Financial Corp.	7,410	132,417
Timberland Bancorp, Inc.	400	11,080
TrustCo Bank Corp.	1,470	48,966
Walker & Dunlop, Inc.	2,190	330,427
Washington Federal, Inc.	4,358	145,470
Waterstone Financial, Inc.	2,626	57,404
Western New England Bancorp, Inc.	1,120	9,811
WSFS Financial Corp.	3,528	176,823
		3,293,510
Tobacco–0.20%
Altria Group, Inc.	16,956	803,545
Philip Morris International, Inc.	9,405	893,475
Turning Point Brands, Inc.	703	26,559
Universal Corp.	1,492	81,941
Vector Group Ltd.	7,114	81,669
		1,887,189
Trading Companies & Distributors–0.91%
Air Lease Corp.	8,537	377,592
Applied Industrial Technologies, Inc.	2,223	228,302
†Beacon Roofing Supply, Inc.	4,965	284,743
Boise Cascade Co.	2,267	161,410

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†DXP Enterprises, Inc.	1,412	$ 36,246
Fastenal Co.	16,174	1,036,106
GATX Corp.	2,433	253,494
Global Industrial Co.	2,361	96,565
†GMS, Inc.	2,996	180,090
H&E Equipment Services, Inc.	2,029	89,824
Herc Holdings, Inc.	1,751	274,119
†Lawson Products, Inc.	624	34,164
McGrath RentCorp	1,676	134,516
†MRC Global, Inc.	5,465	37,599
MSC Industrial Direct Co., Inc. Class A	3,057	256,971
†NOW, Inc.	6,498	55,493
Rush Enterprises, Inc. Class A	3,929	217,240
†SiteOne Landscape Supply, Inc.	2,352	569,843
Textainer Group Holdings Ltd.	3,468	123,842
†Titan Machinery, Inc.	1,745	58,789
Triton International Ltd.	4,168	251,039
†United Rentals, Inc.	4,479	1,488,327
†Univar Solutions, Inc.	9,999	283,472
†Veritiv Corp.	1,896	232,393
Watsco, Inc.	1,424	445,541
†WESCO International, Inc.	4,265	561,231
†Willis Lease Finance Corp.	616	23,192
WW Grainger, Inc.	1,618	838,512
		8,630,655
Water Utilities–0.17%
American States Water Co.	1,681	173,883
American Water Works Co., Inc.	3,453	652,134
Artesian Resources Corp. Class A	575	26,640
California Water Service Group	2,184	156,942
Consolidated Water Co. Ltd.	860	9,150
Essential Utilities, Inc.	6,714	360,475
Middlesex Water Co.	968	116,450
SJW Group	1,157	84,692
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
York Water Co.	500	$ 24,890
		1,605,256
Wireless Telecommunication Services–0.18%
Shenandoah Telecommunications Co.	3,690	94,095
Spok Holdings, Inc.	803	7,492
Telephone & Data Systems, Inc.	6,032	121,545
†T-Mobile U.S., Inc.	12,136	1,407,533
†U.S. Cellular Corp.	2,733	86,144
		1,716,809
Total Common Stock (Cost $509,051,255)		945,121,761
PREFERRED STOCK–0.01%
†•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	1,790	54,863
Total Preferred Stock (Cost $44,738)		54,863
RIGHTS–0.00%
=†Achillion Pharmace CVR	22,444	32,544
=†Contra Aduro Biotech, Inc. CVR	227	411
=†Contra Zagg, Inc. CVR	2,221	200
=†Media General, Inc. CVR	5,975	739
=†Progenics Pharmaceuticals, Inc. CVR	8,600	3,268
Total Rights (Cost $10,524)		37,162

MONEY MARKET FUND–0.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	2,237,555	2,237,555
Total Money Market Fund (Cost $2,237,555)		2,237,555

TOTAL INVESTMENTS–99.97% (Cost $511,344,072)	947,451,341
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	283,068
NET ASSETS APPLICABLE TO 46,229,834 SHARES OUTSTANDING–100.00%	$947,734,409
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($779,683,228 / 38,022,501 Shares)	$20.506
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($168,051,181 / 8,207,333 Shares)	$20.476
LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$476,759,405
Distributable earnings/(accumulated loss)	470,975,004
TOTAL NET ASSETS	$947,734,409

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
★ Includes $129,025 payable for securities purchased, $504,205 payable for fund shares redeemed, $56,404 other accrued expenses payable and $391,895 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 13,090,538
Foreign taxes withheld	(4,557)
13,085,981
EXPENSES:
Management fees	6,489,421
Distribution fees-Service Class	369,143
Shareholder servicing fees	261,379
Accounting and administration expenses	166,721
Professional fees	46,143
Pricing fees	29,749
Custodian fees	21,467
Trustees’ fees and expenses	18,797
Reports and statements to shareholders	12,013
Consulting fees	2,833
Other	18,384
7,436,050
Less:
Management fees waived	(2,703,925)
Total operating expenses	4,732,125
NET INVESTMENT INCOME	8,353,856
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	40,760,509
Futures contracts	(10,570)
Net realized gain	40,749,939
Net change in unrealized appreciation (depreciation) of:
Investments	168,959,199
Foreign currencies	10
Net change in unrealized appreciation (depreciation)	168,959,209
NET REALIZED AND UNREALIZED GAIN	209,709,148
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$218,063,004
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,353,856	$ 9,032,444
Net realized gain	40,749,939	13,069,255
Net change in unrealized appreciation (depreciation)	168,959,209	99,385,220
Net increase in net assets resulting from operations	218,063,004	121,486,919
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(14,961,135)	(8,388,756)
Service Class	(2,788,001)	(1,253,596)
	(17,749,136)	(9,642,352)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	29,796,215	72,306,664
Service Class	34,009,299	27,427,764
Reinvestment of dividends and distributions:
Standard Class	14,961,135	8,388,756
Service Class	2,788,001	1,253,596
	81,554,650	109,376,780
Cost of shares redeemed:
Standard Class	(134,977,869)	(121,445,458)
Service Class	(27,629,939)	(22,338,270)
	(162,607,808)	(143,783,728)
Decrease in net assets derived from capital share transactions	(81,053,158)	(34,406,948)
NET INCREASE IN NET ASSETS	119,260,710	77,437,619
NET ASSETS:
Beginning of year	828,473,699	751,036,080
End of year	$ 947,734,409	$ 828,473,699
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$16.368	$14.366	$11.284	$12.636	$10.801
Income (loss) from investment operations:
Net investment income[1]	0.183	0.176	0.176	0.158	0.143
Net realized and unrealized gain (loss)	4.348	2.022	3.073	(1.368)	1.831
Total from investment operations	4.531	2.198	3.249	(1.210)	1.974
Less dividends and distributions from:
Net investment income	(0.215)	(0.196)	(0.167)	(0.142)	(0.139)
Net realized gain	(0.178)	—	—	—	—
Total dividends and distributions	(0.393)	(0.196)	(0.167)	(0.142)	(0.139)
Net asset value, end of period	$20.506	$16.368	$14.366	$11.284	$12.636
Total return[2]	27.77%	15.34%	28.82%	(9.64%)	18.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$779,683	$701,744	$648,786	$509,361	$461,856
Ratio of expenses to average net assets	0.48%	0.49%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets	0.97%	1.29%	1.34%	1.23%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.99%	1.05%	0.94%	0.94%
Portfolio turnover	6%	12%	9%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$16.349	$14.355	$11.280	$12.634	$10.803
Income (loss) from investment operations:
Net investment income[1]	0.136	0.142	0.143	0.126	0.114
Net realized and unrealized gain (loss)	4.338	2.013	3.070	(1.365)	1.828
Total from investment operations	4.474	2.155	3.213	(1.239)	1.942
Less dividends and distributions from:
Net investment income	(0.169)	(0.161)	(0.138)	(0.115)	(0.111)
Net realized gain	(0.178)	—	—	—	—
Total dividends and distributions	(0.347)	(0.161)	(0.138)	(0.115)	(0.111)
Net asset value, end of period	$20.476	$16.349	$14.355	$11.280	$12.634
Total return[2]	27.46%	15.05%	28.51%	(9.86%)	18.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,051	$126,730	$102,250	$ 56,993	$ 39,207
Ratio of expenses to average net assets	0.73%	0.74%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	0.72%	1.04%	1.09%	0.98%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.42%	0.74%	0.80%	0.69%	0.69%
Portfolio turnover	6%	12%	9%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.72% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.30% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$51,944
Legal	8,402
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,279 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$332,252
Distribution fees payable to LFD	34,811
Printing and mailing fees payable to Lincoln Life	1,891
Shareholder servicing fees payable to Lincoln Life	22,941
LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 51,245,580
Sales	138,386,642
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$513,438,409
Aggregate unrealized appreciation of investments	$461,792,383
Aggregate unrealized depreciation of investments	(27,779,451)
Net unrealized appreciation of investments	$434,012,932
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$945,078,138	$—	$43,623	$945,121,761
Preferred Stock	54,863	—	—	54,863
Rights	—	—	37,162	37,162
Money Market Fund	2,237,555	—	—	2,237,555
Total Investments	$947,370,556	$—	$80,785	$947,451,341
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
LVIP Dimensional U.S. Core Equity 2 Fund–38

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, partnership basis adjustment and Passive Foreign Investment Company ("PFICS") Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$10,882,884	$9,642,352
Long-term capital gains	6,866,252	—
Total	$17,749,136	$9,642,352
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 36,962,063
Net unrealized appreciation	434,012,941
Distributable earnings/(accumulated loss)	$470,975,004
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$6	$(6)
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,573,005	6,033,433
Service Class	1,789,457	2,171,386
Shares reinvested:
Standard Class	756,951	527,425
Service Class	141,409	78,993
	4,260,822	8,811,237
Shares redeemed:
Standard Class	(7,179,135)	(8,849,923)
Service Class	(1,475,113)	(1,621,881)
	(8,654,248)	(10,471,804)
Net decrease	(4,393,426)	(1,660,567)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,570)	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Dimensional U.S. Core Equity 2 Fund–42

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Dimensional U.S. Core Equity 2 Fund–43

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board considered LIAC’s comments that underperformance for longer time periods as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include a breakpoint and considered that Dimensional’s subadvisory fees were reduced effective April 2021. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 2 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Core Equity 2 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Dimensional U.S. Core Equity 2 Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 2 Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 2 Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund–49

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Schroder Investment Management North America Inc.
The Fund returned 17.32% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI World Index (net dividends)1, returned 21.82%.
Global developed and emerging market equities, as measured by the MSCI All Country World Index2, rose over the 12 months ended December 31, 2021. Global equities benefited from monetary and fiscal stimulus measures, easing COVID-19 pandemic restrictions in certain regions and the development of treatments and vaccines. However, the Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, the spread of the Delta and Omicron variants and higher inflation in an environment of persistent supply-chain disruptions hindered global equities at certain points during the 12-month period.
Geographically, stock selection and an underweighting in the United States detracted significantly from relative results. Positioning in South Korea, Hong Kong, and China also proved detrimental, as did our investments in the United Kingdom and Canada. Conversely, exposure to Norway aided relative performance, as did our investments in France, Ireland and Spain.
For the Franklin Mutual Global Discovery sleeve of the Fund, security selection in information technology, materials and a lack of exposure to real estate detracted from relative returns during the quarter. Stock selection in health care, an overweight in energy and an underweight in utilities contributed to relative returns. Regionally, security selection and overweights in Germany and Switzerland and stock selection in Israel hampered relative performance. Stock selection in the United States, an overweight in the Netherlands and an underweight in Japan bolstered relative returns.
Switzerland-based Credit Suisse detracted from relative returns after dealing with several scandals earlier in the year including exposure to the collapse of Greensill, a supply chain finance provider, and the failure of prime broker client Archegos Capital Management. As a result, the shares are trading at a significant discount to peers, despite the company’s premier wealth management platform with strong positions in Europe, Asia, and Latin America. The company’s new management team is focused on turning around the business and further building its wealth management operations in Asia and the Middle East. IT security company Check Point Software Technologies detracted from relative results during the year. After a profit warning early in the year, recent results have been more upbeat, and the company has been positive about momentum in areas like cloud security and end-user access security that can help its long-term growth outlook. Swiss pharmaceutical company Novartis hindered performance in 2021 amid concerns around the potential impact of drug pricing reforms in the United States. However, we believe that given the company’s geographic and product diversification and its focus on innovation, it should be able to manage through these concerns and continue to provide value to patients. The company’s financial results have been robust despite uncertainty surrounding the impact of the global pandemic and Novartis expects its overall business to continue to normalize.
Conversely, pharmaceutical maker Eli Lilly contributed to relative performance in 2021 on positive pipeline news on several molecules as well as strong financial performance. The company announced that it would file its Alzheimer’s drug with the U.S. Food and Drug Administration (FDA) much earlier than expected following approval of a rival Alzheimer’s treatment. In addition, Lilly’s diabetes drug, Trulicity, continues to grow, and their key diabetes pipeline compound, Tirzepatide, showed positive results in multiple Phase 3 clinical trials, further strengthening their position in the growing diabetes end market. Capital One Financial boosted relative performance, amid a strong period for financial stocks in general in 2021. We believe Capital One is one of the best managed and positioned consumer banks in the United States, with a good brand and strong franchises in credit card and auto lending. Furthermore, the bank has invested heavily in technology as evidenced by being the first U.S. bank to migrate its technology to the cloud. Canadian Natural Resources, an oil and gas company, bolstered relative performance in 2021, as energy stocks generally had a strong year due to higher oil and natural gas prices. Fundamentally, the company generates significant amounts of excess free cash flow and is highly disciplined with its capital. Canadian Natural Resources’ carbon footprint also is improving faster than generally perceived.
For the Franklin Rising Dividends sleeve of the Fund, an underweight and stock selection in financials, stock selection in consumer staples, and a combination of stock selection and an overweight in health care detracted from relative performance. Stock selection in industrials, a lack of exposure to communication services and stock selection in consumer discretionary contributed to relative performance.
Notable detractors included Medtronic, Roper Technologies and Becton Dickinson. Shares of medical technology company Medtronic declined during the year, and the company missed revenue estimates in its most recent earnings report, citing the impact of a COVID-19 resurgence and staffing challenges in the health care industry, which pressured surgical procedure volumes. Though Medtronic’s volumes remain vulnerable to the pandemic’s path going forward, we believe its strong pipeline and proven ability to innovate should lead to promising results in the coming years. Roper Technologies, primarily an industrial software company, detracted amid some margin and cost pressures, despite strong organic growth. The company entered into agreements to divest three of its businesses in the second half of the year to enable it to focus on its core holdings. Roper is a high-quality company, in our view, and it continues to focus on improving its position in high-growth markets. Medical products supplier Becton, Dickinson hindered relative performance amid concerns about the impact of the global pandemic on its routine medical procedures and a possible deceleration of its COVID testing business as pandemic trends improve. We believe the company is using appropriately

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
conservative estimates for its COVID-19 testing business, and that demand for its medical products and supplies will likely improve as routine health care services recover.
Contributors for the 12-month period included Accenture, West Pharmaceutical Services and Albemarle. Global information technology services leader Accenture continued to benefit from trends toward digital transformation across sectors, posting better-than-expected earnings on strong revenue growth, margin expansion and new bookings, especially for consulting services. Accenture raised its guidance during the year amid elevated, sustained demand for digital, cloud and security services from businesses looking to improve processes and efficiency in an ongoing shift to hybrid working models. West Pharmaceutical Services, a drug packaging and delivery company, benefited from the need for supplies, such as syringes, seals, and stoppers, to distribute COVID-19 vaccines. The company’s recent earnings reports documented strong growth in sales, and even stronger profit growth. Its core non-COVID business has continued to perform well, especially in biologics. The company also boosted its guidance for the full year on the back of the robust results. Lithium producer Albemarle was also a leading contributor, benefiting from improving fundamentals in the lithium market, which have been bolstered by accelerating electric vehicle penetration forecasts. Prices for lithium and lithium-based chemicals more than doubled in 2021, and demand is forecast to rise sharply over the next five years, as battery costs continue to decline.
The Franklin DynaTech sleeve of the Fund experienced broadly weak results versus the Russell 1000® Growth Index3, resulting in a wide underperformance gap of more than 14 percentage points. The Fund fared worse than the index across 10 out of 11 equity sectors, largely as a result of unfavourable stock selection, though weighting differences and currency impacts were also net negatives. Most of the 2021 lag occurred in the IT sector, which averaged roughly 47% of total assets. The latter half of the year saw a distinct rotation from “cash in the future” emerging tech names (i.e., fast-growing disrupters) to more established, profitable businesses, as well as a reset for IT and communication services equity valuations in general. The Fund negatively impacted by this trend and, more specifically, its underweighting of mega-capitalisation tech bellwethers like Microsoft, Alphabet (Google) and Apple—though all three companies were strong contributors to absolute, standalone returns.
To a lesser extent, consumer discretionary sector names were down for the year on both relative and absolute terms. Health care and communication services holdings were solid contributors in the absolute, but results versus the index were hindered by stock selection in both cases. On the upside, stock selection and a near-zero weighting in consumer staples was helpful as the group generally lagged most others in 2021.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Templeton Investment Council, LLC:	Peter Nori
Heather Waddell
Matthew Nagle
Franklin Advisers, Inc:	Rupert Johnson, Jr.
Matthew Moberg
Nicholas Getaz
Matthew Quinlan
Amritha Kasturiangan
Nayan Sheth
Franklin Mutual Advisers, LLC:	Katrina S. Dudley
Timothy Rankin
Christian Correa
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,072. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $33,050. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 17.32%
Five Years	+ 10.46%
Ten Years	+ 8.24%
Service Class Shares
One Year	+ 17.03%
Five Years	+ 10.19%
Ten Years	+ 7.97%
1.The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2.The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures quity market performance of developedmarkets. The index consists of more than 20 developed-market country indexes, ncluding the United States.
3.The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,046.60	0.71%	$3.66
Service Class Shares	1,000.00	1,045.30	0.96%	4.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.30	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	93.71%
Argentina	0.10%
Australia	0.13%
Belgium	0.64%
Brazil	0.00%
Canada	1.32%
China	0.17%
France	3.31%
Germany	4.29%
Hong Kong	0.42%
Ireland	3.75%
Israel	0.24%
Japan	4.38%
Kazakhstan	0.00%
Netherlands	1.86%
Republic of Korea	1.56%
Singapore	0.45%
Spain	0.03%
Switzerland	1.91%
Taiwan	0.77%
Thailand	0.17%
United Kingdom	7.70%
United States	60.49%
Uruguay	0.02%
Preferred Stock	0.01%
Corporate Bonds	0.01%
Money Market Fund	5.79%
Total Investments	99.52%
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	2.91%
Air Freight & Logistics	0.66%
Airlines	1.19%
Auto Components	0.51%
Automobiles	1.26%
Banks	6.16%
Beverages	1.79%
Biotechnology	1.27%
Building Products	1.10%
Capital Markets	0.76%
Chemicals	4.27%
Sector	Percentage of Net Assets
Commercial Services & Supplies	0.58%
Construction & Engineering	0.45%
Construction Materials	0.94%
Consumer Finance	1.19%
Containers & Packaging	0.98%
Diversified Financial Services	1.00%
Diversified Telecommunication Services	1.13%
Electric Utilities	0.80%
Electrical Equipment	0.35%
Electronic Equipment, Instruments & Components	0.48%
Entertainment	1.20%
Equity Real Estate Investment Trusts	0.07%
Food & Staples Retailing	0.40%
Food Products	0.73%
Health Care Equipment & Supplies	5.13%
Health Care Providers & Services	4.43%
Health Care Technology	0.13%
Hotels, Restaurants & Leisure	1.92%
Household Durables	0.72%
Household Products	1.03%
Industrial Conglomerates	2.77%
Insurance	1.53%
Interactive Media & Services	0.61%
Internet & Direct Marketing Retail	0.88%
IT Services	5.08%
Life Sciences Tools & Services	1.87%
Machinery	2.24%
Media	1.63%
Metals & Mining	1.91%
Multiline Retail	1.41%
Multi-Utilities	1.66%
Oil, Gas & Consumable Fuels	4.70%
Personal Products	0.00%
Pharmaceuticals	3.50%
Professional Services	0.71%
Road & Rail	0.58%
Semiconductors & Semiconductor Equipment	5.12%
Software	5.29%
Specialty Retail	2.12%
Technology Hardware, Storage & Peripherals	1.47%
Textiles, Apparel & Luxury Goods	1.59%
Tobacco	0.34%
Trading Companies & Distributors	0.32%
Wireless Telecommunication Services	0.86%
Total	93.73%
LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	3.30%
UnitedHealth Group, Inc.	1.87%
Medtronic PLC	1.53%
Accenture PLC Class A	1.44%
Wells Fargo & Co.	1.32%
Roper Technologies, Inc.	1.29%
Marathon Petroleum Corp.	1.23%
Visa, Inc. Class A	1.22%
American Express Co.	1.19%
AbbVie, Inc.	1.14%
Total	15.53%

IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–93.71%
Argentina–0.10%
†MercadoLibre, Inc.	890	$ 1,200,076
		1,200,076
Australia–0.13%
†Afterpay Ltd.	1,716	103,636
†Atlassian Corp. PLC Class A	3,713	1,415,730
		1,519,366
Belgium–0.64%
†Anheuser-Busch InBev SA/NV	124,118	7,513,362
		7,513,362
Brazil–0.00%
†NU Holdings Ltd. Class A	4,200	39,396
		39,396
Canada–1.32%
Barrick Gold Corp.	190,000	3,610,000
Canadian Natural Resources Ltd.	50,333	2,126,803
†Descartes Systems Group, Inc.	381	31,501
†Shopify, Inc. Class A	1,773	2,441,216
Wheaton Precious Metals Corp.	167,400	7,183,266
		15,392,786
China–0.17%
China Pacific Insurance Group Co. Ltd. Class H	535,642	1,452,870
Tencent Holdings Ltd.	3,496	204,804
†Wuxi Biologics Cayman, Inc.	28,166	334,306
		1,991,980
France–3.31%
†Accor SA	44,127	1,429,287
†Airbus SE	15,024	1,921,897
Alstom SA	31,141	1,106,874
BNP Paribas SA	39,858	2,757,640
Capgemini SE	7,979	1,957,621
Cie Generale des Etablissements Michelin SCA	11,664	1,914,234
Danone SA	29,378	1,825,863
Eiffage SA	50,641	5,215,450
TotalEnergies SE	218,521	11,103,323
Veolia Environnement SA	259,635	9,535,874
		38,768,063
Germany–4.29%
adidas AG	14,702	4,233,371
BASF SE	26,710	1,874,651
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Germany (continued)
†BioNTech SE ADR	1,075	$ 277,135
†Continental AG	39,089	4,106,902
Covestro AG	35,623	2,192,523
†Deutsche Telekom AG	704,858	13,024,004
E.ON SE	621,551	8,637,967
†Evotec SE	2,069	99,879
†Evotec SE ADR	5,200	123,500
Fresenius Medical Care AG & Co. KGaA	129,849	8,417,876
HeidelbergCement AG	27,900	1,888,189
Infineon Technologies AG	87,886	4,046,136
RWE AG	30,647	1,241,710
		50,163,843
Hong Kong–0.42%
AIA Group Ltd.	481,200	4,850,539
		4,850,539
Ireland–3.75%
Accenture PLC Class A	40,700	16,872,185
CRH PLC	171,960	9,107,518
Medtronic PLC	172,883	17,884,746
		43,864,449
Israel–0.24%
†Check Point Software Technologies Ltd.	21,684	2,527,487
†Fiverr International Ltd.	678	77,088
†Inmode Ltd.	3,539	249,783
		2,854,358
Japan–4.38%
Hitachi Ltd.	136,000	7,367,572
Honda Motor Co. Ltd.	338,500	9,630,573
Isuzu Motors Ltd.	14,400	179,229
Keyence Corp.	706	443,903
Komatsu Ltd.	177,300	4,146,336
Kyocera Corp.	63,600	3,976,655
Mitsubishi Electric Corp.	136,618	1,734,097
†Renesas Electronics Corp.	166,524	2,068,345
Sony Group Corp.	66,200	8,359,615
Sumitomo Metal Mining Co. Ltd.	195,500	7,404,449
Sumitomo Mitsui Financial Group, Inc.	172,000	5,873,332
		51,184,106
Kazakhstan–0.00%
Kaspi.KZ JSC GDR	389	45,124
		45,124
Netherlands–1.86%
†Adyen NV	710	1,868,466
†Argenx SE	881	316,252
LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Netherlands (continued)
ASML Holding NV	2,568	$ 2,044,487
Heineken NV	13,676	1,539,262
ING Groep NV	211,205	2,943,672
†Just Eat Takeaway.com NV	50,929	2,810,419
NN Group NV	47,790	2,590,408
NXP Semiconductors NV	33,800	7,698,964
		21,811,930
Republic of Korea–1.56%
Samsung Electronics Co. Ltd.	197,660	12,981,303
Shinhan Financial Group Co. Ltd.	165,770	5,122,132
†SK IE Technology Co. Ltd.	1,082	152,779
		18,256,214
Singapore–0.45%
United Overseas Bank Ltd.	265,500	5,299,755
		5,299,755
Spain–0.03%
CaixaBank SA	109,806	299,950
		299,950
Switzerland–1.91%
Adecco Group AG	158,606	8,082,141
Cie Financiere Richemont SA Class A	7,638	1,141,383
Credit Suisse Group AG	185,313	1,796,724
Lonza Group AG	709	590,305
Novartis AG ADR	35,962	3,145,596
Roche Holding AG	18,222	7,559,600
		22,315,749
Taiwan–0.77%
Catcher Technology Co. Ltd.	166,000	938,429
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	66,829	8,040,197
		8,978,626
Thailand–0.17%
†Sea Ltd. ADR	8,864	1,982,965
		1,982,965
United Kingdom–7.70%
AstraZeneca PLC	61,387	7,210,582
BAE Systems PLC	1,549,491	11,531,030
BP PLC	709,520	3,174,025
BP PLC ADR	494,319	13,163,715
British American Tobacco PLC	68,248	2,525,127
†Endava PLC	1,221	205,030
GlaxoSmithKline PLC	444,402	9,664,025
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom (continued)
†Informa PLC	449,469	$ 3,142,885
†International Consolidated Airlines Group SA	2,577,112	4,970,058
Linde PLC	35,908	12,439,873
Lloyds Banking Group PLC	12,029,974	7,783,356
nVent Electric PLC	62,400	2,371,200
†Oxford Nanopore Technologies PLC	1,119	10,572
Pentair PLC	54,150	3,954,575
Reckitt Benckiser Group PLC	24,684	2,118,927
Standard Chartered PLC	607,893	3,689,496
†Trustpilot Group PLC	10,446	46,292
Willis Towers Watson PLC	8,683	2,062,126
		90,062,894
United States–60.49%
†10X Genomics, Inc. Class A	1,799	267,979
Abbott Laboratories	60,714	8,544,888
AbbVie, Inc.	98,570	13,346,378
†Adobe, Inc.	1,955	1,108,602
†Advanced Micro Devices, Inc.	2,118	304,780
Agilent Technologies, Inc.	351	56,037
Air Products & Chemicals, Inc.	31,725	9,652,649
†Airbnb, Inc. Class A	2,512	418,223
Albemarle Corp.	33,170	7,754,151
†Alleghany Corp.	1,243	829,814
†Alphabet, Inc. Class C	354	1,024,331
†Alphabet, Inc. Class A	1,064	3,082,451
Altria Group, Inc.	29,602	1,402,839
†Amazon.com, Inc.	1,774	5,915,119
American Electric Power Co., Inc.	51,200	4,555,264
American Express Co.	85,400	13,971,440
Amphenol Corp. Class A	4,570	399,692
†Amplitude, Inc. Class A	985	52,146
Analog Devices, Inc.	68,585	12,055,185
†ANSYS, Inc.	1,768	709,180
Anthem, Inc.	6,613	3,065,390
Apple, Inc.	5,678	1,008,242
†AppLovin Corp. Class A	350	32,991
†Aspen Technology, Inc.	692	105,322
†Autodesk, Inc.	721	202,738
†Avalara, Inc.	4,249	548,588
†Avantor, Inc.	1,734	73,071
†Avid Bioservices, Inc.	1,552	45,287
†Axon Enterprise, Inc.	2,825	443,525
Bank of America Corp.	226,300	10,068,087
Becton Dickinson & Co.	30,410	7,647,507
Bentley Systems, Inc. Class B	1,076	52,003

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
†Berkshire Hathaway, Inc. Class B	30,800	$ 9,209,200
†Bill.com Holdings, Inc.	2,859	712,320
†Bio-Rad Laboratories, Inc. Class A	709	535,699
Bio-Techne Corp.	712	368,346
†Block, Inc.	4,957	800,605
†Booking Holdings, Inc.	3,377	8,102,200
†Braze, Inc. Class A	481	37,114
†Cadence Design Systems, Inc.	5,668	1,056,232
Carlisle Cos., Inc.	14,030	3,481,124
†Catalent, Inc.	5,881	752,944
†Charles River Laboratories International, Inc.	362	136,394
†Charter Communications, Inc. Class A	4,566	2,976,895
Chevron Corp.	25,900	3,039,365
Cintas Corp.	15,300	6,780,501
†Cloudflare, Inc. Class A	4,455	585,833
Cognizant Technology Solutions Corp. Class A	32,598	2,892,095
Colgate-Palmolive Co.	45,800	3,908,572
Comcast Corp. Class A	252,410	12,703,795
†CoStar Group, Inc.	3,530	278,976
†Crowdstrike Holdings, Inc. Class A	1,764	361,179
Crown Castle International Corp.	713	148,832
Crown Holdings, Inc.	103,700	11,471,294
†CryoPort, Inc.	1,060	62,720
†CS Disco, Inc.	836	29,887
CVS Health Corp.	52,624	5,428,692
Danaher Corp.	6,230	2,049,732
†Datadog, Inc. Class A	4,595	818,415
†Definitive Healthcare Corp.	1,088	29,735
†Dexcom, Inc.	702	376,939
†DocuSign, Inc.	2,823	429,971
†Dollar Tree, Inc.	55,600	7,812,912
Donaldson Co., Inc.	33,807	2,003,403
†DoorDash, Inc. Class A	1,084	161,408
†DoubleVerify Holdings, Inc.	660	21,965
Dover Corp.	34,200	6,210,720
†Doximity, Inc. Class A	793	39,753
DuPont de Nemours, Inc.	98,900	7,989,142
†DXC Technology Co.	262,700	8,456,313
Ecolab, Inc.	22,900	5,372,111
†Edwards Lifesciences Corp.	4,585	593,987
†Enphase Energy, Inc.	1,441	263,617
Entegris, Inc.	3,523	488,217
EOG Resources, Inc.	26,700	2,371,761
†EPAM Systems, Inc.	1,253	837,568
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
Erie Indemnity Co. Class A	11,900	$ 2,292,654
†Etsy, Inc.	366	80,132
Everest Re Group Ltd.	7,620	2,087,270
Exxon Mobil Corp.	26,200	1,603,178
Fastenal Co.	308	19,730
†Fiserv, Inc.	16,542	1,716,894
†Fortinet, Inc.	879	315,913
Freeport-McMoRan, Inc.	98,900	4,127,097
†Frontier Communications Parent, Inc.	6,278	185,138
General Dynamics Corp.	58,500	12,195,495
General Electric Co.	19,207	1,814,485
†General Motors Co.	35,672	2,091,449
†Gitlab, Inc. Class A	1,756	152,772
Global Payments, Inc.	9,652	1,304,757
†GLOBALFOUNDRIES, Inc.	3,118	202,576
Hartford Financial Services Group, Inc.	22,989	1,587,161
†HashiCorp, Inc. Class A	829	75,472
HCA Healthcare, Inc.	50,800	13,051,536
Honeywell International, Inc.	38,450	8,017,210
†HubSpot, Inc.	3,008	1,982,723
†Hyatt Hotels Corp. Class A	62,900	6,032,110
†ICON PLC	13,000	4,026,100
†IDEXX Laboratories, Inc.	2,304	1,517,092
†Illumina, Inc.	698	265,547
†Inari Medical, Inc.	369	33,679
†Inspire Medical Systems, Inc.	2,660	611,960
†Insulet Corp.	898	238,931
Intel Corp.	2,711	139,617
†Intellia Therapeutics, Inc.	1,964	232,223
Intuit, Inc.	3,630	2,334,889
†Intuitive Surgical, Inc.	3,251	1,168,084
JB Hunt Transport Services, Inc.	8,300	1,696,520
Johnson & Johnson	35,600	6,090,092
Johnson Controls International PLC	114,348	9,297,636
JPMorgan Chase & Co.	76,600	12,129,610
Keurig Dr Pepper, Inc.	159,300	5,871,798
†Keysight Technologies, Inc.	888	183,381
Kinder Morgan, Inc.	80,757	1,280,806
KLA Corp.	1,429	614,627
Kraft Heinz Co.	43,460	1,560,214
Lam Research Corp.	1,782	1,281,525
†Liberty Broadband Corp.	1,752	281,897
Lowe's Cos., Inc.	35,600	9,201,888
Marathon Petroleum Corp.	225,600	14,436,144
†Maravai LifeSciences Holdings, Inc. Class A	3,664	153,522
Mastercard, Inc. Class A	3,542	1,272,711

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
†Match Group, Inc.	1,813	$ 239,769
McCormick & Co., Inc.	53,600	5,178,296
McDonald's Corp.	23,800	6,380,066
†Medpace Holdings, Inc.	701	152,566
Merck & Co., Inc.	28,142	2,156,803
†Meta Platforms, Inc. Class A	4,973	1,672,669
Micron Technology, Inc.	36,800	3,427,920
Microsoft Corp.	114,741	38,589,693
†Moderna, Inc.	1,421	360,906
†Monday.com Ltd.	1,351	417,081
†MongoDB, Inc.	1,954	1,034,350
Monolithic Power Systems, Inc.	1,771	873,687
Moody's Corp.	1,419	554,233
MSCI, Inc.	1,788	1,095,490
Nasdaq, Inc.	21,450	4,504,715
†Natera, Inc.	3,929	366,929
†Netflix, Inc.	447	269,291
NextEra Energy, Inc.	10,611	990,643
NIKE, Inc. Class B	52,000	8,666,840
Norfolk Southern Corp.	16,900	5,031,299
NVIDIA Corp.	14,178	4,169,892
†Okta, Inc.	693	155,350
†Olaplex Holdings, Inc.	1,559	45,414
†Palo Alto Networks, Inc.	524	291,742
†Paylocity Holding Corp.	426	100,604
†Paymentus Holdings, Inc. Class A	1,482	51,840
†PayPal Holdings, Inc.	4,616	870,485
PepsiCo, Inc.	34,900	6,062,479
Pfizer, Inc.	62,025	3,662,576
†Procore Technologies, Inc.	3,932	314,442
Procter & Gamble Co.	37,100	6,068,818
Raytheon Technologies Corp.	91,964	7,914,422
†Repligen Corp.	3,582	948,657
†Rivian Automotive, Inc. Class A	5,952	617,163
†ROBLOX Corp. Class A	7,839	808,671
Roper Technologies, Inc.	30,640	15,070,590
Ross Stores, Inc.	49,100	5,611,148
†salesforce.com, Inc.	4,622	1,174,589
†Samsara, Inc. Class A	4,600	129,306
SBA Communications Corp.	1,770	688,565
†SentinelOne, Inc. Class A	3,584	180,956
†ServiceNow, Inc.	4,078	2,647,071
Sherwin-Williams Co.	7,250	2,553,160
†SiTime Corp.	1,729	505,802
†Skechers USA, Inc. Class A	104,600	4,539,640
†Snap, Inc. Class A	3,463	162,865
†Snowflake, Inc. Class A	1,596	540,645
Southern Co.	56,100	3,847,338
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
†Southwest Airlines Co.	206,500	$ 8,846,460
†Sprinklr, Inc. Class A	3,364	53,387
STERIS PLC	2,501	608,768
Stryker Corp.	46,979	12,563,124
†SVB Financial Group	889	602,955
†Synopsys, Inc.	3,716	1,369,346
Target Corp.	37,315	8,636,184
Teradyne, Inc.	3,530	577,261
†Tesla, Inc.	2,123	2,243,544
Texas Instruments, Inc.	58,650	11,053,765
Thermo Fisher Scientific, Inc.	3,201	2,135,835
†Thoughtworks Holding, Inc.	1,786	47,883
TJX Cos., Inc.	130,400	9,899,968
†T-Mobile U.S., Inc.	86,500	10,032,270
Tradeweb Markets, Inc. Class A	8,835	884,737
†Trimble, Inc.	346	30,168
†Twilio, Inc. Class A	3,554	935,910
†Tyler Technologies, Inc.	1,071	576,144
United Parcel Service, Inc. Class B	35,925	7,700,165
UnitedHealth Group, Inc.	43,527	21,856,648
†Veeva Systems, Inc. Class A	3,544	905,421
Visa, Inc. Class A	65,975	14,297,442
Voya Financial, Inc.	37,577	2,491,731
Walmart, Inc.	32,500	4,702,425
†Walt Disney Co.	71,100	11,012,679
Wells Fargo & Co.	320,650	15,384,787
West Pharmaceutical Services, Inc.	20,400	9,567,804
†Western Digital Corp.	34,730	2,264,743
Westinghouse Air Brake Technologies Corp.	96,700	8,907,037
Williams Cos., Inc.	107,530	2,800,081
†Workday, Inc. Class A	2,675	730,757
WW Grainger, Inc.	7,200	3,731,328
†Zebra Technologies Corp. Class A	1,060	630,912
Zimmer Biomet Holdings, Inc.	66,900	8,498,976
Zoetis, Inc.	2,817	687,433
†ZoomInfo Technologies, Inc.	12,435	798,327
†Zscaler, Inc.	430	138,172
		707,690,680
Uruguay–0.02%
†Globant SA	895	281,111
		281,111
Total Common Stock (Cost $688,097,181)		1,096,367,322

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.01%
Germany–0.01%
Sartorius AG 0.13%	76	$ 51,402
Total Preferred Stock (Cost $48,903)		51,402

	Principal Amount°
CORPORATE BONDS–0.01%
United States–0.01%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50% 4/20/26	51,567	53,623
5.75% 4/20/29	20,585	22,000
Total Corporate Bonds (Cost $72,152)		75,623

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.79%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	67,772,556	$ 67,772,556
Total Money Market Fund (Cost $67,772,556)		67,772,556

TOTAL INVESTMENTS–99.52% (Cost $755,990,792)	1,164,266,903
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.48%	5,637,967
NET ASSETS APPLICABLE TO 25,509,640 SHARES OUTSTANDING–100.00%	$1,169,904,870
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($98,212,523 / 2,141,204 Shares)	$45.868
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($1,071,692,347 / 23,368,436 Shares)	$45.861
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 720,186,997
Distributable earnings/(accumulated loss)	449,717,873
TOTAL NET ASSETS	$1,169,904,870

† Non-income producing.
° Principal amount shown is stated in U.S. dollars.
★ Includes $3,577,637 cash collateral held at broker for futures contracts, $15,214 payable for securities purchased, $270,142 payable for fund shares redeemed, $102,871 other accrued expenses payable, $864,325 due to manager and affiliates and $59,534 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(6,281,561)	USD	7,366,589	1/24/22	$211,499	$ —
BOA	EUR	(83,131)	USD	93,593	1/24/22	—	(1,097)
BOA	GBP	(2,190,003)	USD	3,021,405	1/18/22	57,253	—
BOA	GBP	105,496	USD	(144,846)	1/18/22	—	(2,058)
BOA	GBP	16,648	USD	(22,083)	1/18/22	450	—
BOA	JPY	(104,870,251)	USD	924,608	1/18/22	12,803	—
HSBC	CHF	(1,520,953)	USD	1,647,226	1/20/22	—	(22,825)
HSBC	EUR	(5,800,804)	USD	6,807,787	1/24/22	200,310	—
HSBC	EUR	67,353	USD	(78,982)	1/24/22	—	(2,264)
HSBC	EUR	(211,824)	USD	239,882	1/24/22	—	(1,398)
HSBC	KRW	(711,136,575)	USD	601,874	5/16/22	5,480	—
HSBC	KRW	(818,886,985)	USD	691,336	6/17/22	4,914	—
HSBC	TWD	(25,647,000)	USD	931,230	3/30/22	—	(254)
UBS	CHF	118,626	USD	(128,411)	1/20/22	1,842	—
UBS	CHF	(129,523)	USD	141,412	1/20/22	—	(808)
UBS	CHF	(86,302)	USD	94,786	1/20/22	24	—
UBS	EUR	(390,502)	USD	455,413	1/24/22	10,606	—
UBS	EUR	(429,788)	USD	487,212	1/24/22	—	(2,344)
UBS	EUR	20,718	USD	(23,360)	1/24/22	239	—
UBS	JPY	(100,412,311)	USD	882,516	1/18/22	9,470	—
UBS	JPY	10,599,426	USD	(93,481)	1/18/22	—	(1,323)
Total Foreign Currency Exchange Contracts						$514,890	$(34,371)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
51	British Pound	$ 4,313,006	$ 4,209,934	3/14/22	$ 103,072	$ —
49	Euro	6,984,031	6,938,048	3/14/22	45,983	—
46	Japanese Yen	5,001,350	5,060,524	3/14/22	—	(59,174)
					149,055	(59,174)
Equity Contracts:
14	E-mini MSCI Emerging Markets Index	858,410	867,053	3/18/22	—	(8,643)
11	E-mini Russell 2000 Index	1,233,540	1,244,104	3/18/22	—	(10,564)
123	E-mini S&P 500 Index	29,264,776	28,771,817	3/18/22	492,959	—
30	E-mini S&P MidCap 400 Index	8,513,100	8,438,166	3/18/22	74,934	—
146	Euro STOXX 50 Index	7,126,723	6,970,493	3/18/22	156,230	—
44	FTSE 100 Index	4,361,896	4,320,366	3/18/22	41,530	—
20	Nikkei 225 Index (OSE)	5,003,912	4,845,942	3/10/22	157,970	—
					923,623	(19,207)
Total Futures Contracts					$1,072,678	$(78,381)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CHF–Swiss Franc
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GDR–Global Depository Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
JPY–Japanese Yen
KRW–South Korean Won
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
TWD–Taiwan New Dollar
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 19,315,000
Interest	129,343
Foreign taxes withheld	(1,069,300)
18,375,043
EXPENSES:
Management fees	7,399,462
Distribution fees-Service Class	2,656,133
Shareholder servicing fees	335,890
Accounting and administration expenses	272,522
Custodian fees	134,329
Professional fees	45,468
Reports and statements to shareholders	31,730
Pricing fees	25,263
Trustees’ fees and expenses	24,456
Consulting fees	3,650
Other	20,775
10,949,678
Less:
Management fees waived	(115,824)
Total operating expenses	10,833,854
NET INVESTMENT INCOME	7,541,189
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	104,305,522
Foreign currencies	(24,204)
Foreign currency exchange contracts	541,636
Futures contracts	10,422,161
Net realized gain	115,245,115
Net change in unrealized appreciation (depreciation) of:
Investments	58,122,004
Foreign currencies	(25,597)
Foreign currency exchange contracts	732,487
Futures contracts	(242,420)
Net change in unrealized appreciation (depreciation)	58,586,474
NET REALIZED AND UNREALIZED GAIN	173,831,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,372,778
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,541,189	$ 10,334,045
Net realized gain (loss)	115,245,115	(19,133,324)
Net change in unrealized appreciation (depreciation)	58,586,474	132,748,392
Net increase in net assets resulting from operations	181,372,778	123,949,113
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,116,849)	(876,989)
Service Class	(9,558,523)	(7,621,022)
	(10,675,372)	(8,498,011)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,149,619	5,255,139
Service Class	30,283,128	51,498,877
Reinvestment of dividends and distributions:
Standard Class	1,116,849	876,989
Service Class	9,558,523	7,621,022
	44,108,119	65,252,027
Cost of shares redeemed:
Standard Class	(10,603,292)	(9,535,371)
Service Class	(149,300,104)	(128,996,779)
	(159,903,396)	(138,532,150)
Decrease in net assets derived from capital share transactions	(115,795,277)	(73,280,123)
NET INCREASE IN NET ASSETS	54,902,129	42,170,979
NET ASSETS:
Beginning of year	1,115,002,741	1,072,831,762
End of year	$1,169,904,870	$1,115,002,741
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 39.545	$ 35.448	$ 32.180	$ 35.974	$ 30.020
Income (loss) from investment operations:
Net investment income[2]	0.385	0.431	0.598	0.491	0.455
Net realized and unrealized gain (loss)	6.464	4.052	3.511	(3.779)	5.968
Total from investment operations	6.849	4.483	4.109	(3.288)	6.423
Less dividends and distributions from:
Net investment income	(0.526)	(0.386)	(0.636)	(0.506)	(0.469)
Net realized gain	—	—	(0.199)	—	—
Return of capital	—	—	(0.006)	—	—
Total dividends and distributions	(0.526)	(0.386)	(0.841)	(0.506)	(0.469)
Net asset value, end of period	$ 45.868	$ 39.545	$ 35.448	$ 32.180	$ 35.974
Total return[3]	17.32%	12.66%	12.80%	(9.14%)	21.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 98,213	$ 90,558	$ 84,909	$ 78,653	$ 92,307
Ratio of expenses to average net assets	0.71%	0.73%	0.74%	0.73%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.74%	0.74%	0.73%	0.72%
Ratio of net investment income to average net assets	0.88%	1.25%	1.76%	1.37%	1.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.87%	1.24%	1.76%	1.37%	—
Portfolio turnover	27%	45%	29%	30%	17%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$39.540	$35.451	$32.187	$35.975	$30.027
Income (loss) from investment operations:
Net investment income[2]	0.275	0.344	0.512	0.401	0.372
Net realized and unrealized gain (loss)	6.457	4.041	3.507	(3.770)	5.961
Total from investment operations	6.732	4.385	4.019	(3.369)	6.333
Less dividends and distributions from:
Net investment income	(0.411)	(0.296)	(0.551)	(0.419)	(0.385)
Net realized gain	—	—	(0.199)	—	—
Return of capital	—	—	(0.005)	—	—
Total dividends and distributions	(0.411)	(0.296)	(0.755)	(0.419)	(0.385)
Net asset value, end of period	$45.861	$39.540	$35.451	$32.187	$35.975
Total return[3]	17.03%	12.38%	12.51%	(9.37%)	21.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,071,692	$1,024,444	$987,922	$882,097	$914,177
Ratio of expenses to average net assets	0.96%	0.98%	0.99%	0.98%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.99%	0.99%	0.98%	—
Ratio of net investment income to average net assets	0.63%	1.00%	1.51%	1.12%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.62%	0.99%	1.51%	1.12%	—
Portfolio turnover	27%	45%	29%	30%	17%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Franklin Templeton Global Equity Managed Volatility Fund is $104 and $104 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,277 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$67,241
Legal	10,876
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,865 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$612,987
Distribution fees payable to LFD	223,087
Shareholder servicing fees payable to Lincoln Life	28,251
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$284,963,590
Sales	382,734,212
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$761,548,945
Aggregate unrealized appreciation of investments and derivatives	$418,058,257
Aggregate unrealized depreciation of investments and derivatives	(15,165,007)
Net unrealized appreciation of investments and derivatives	$402,893,250
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 1,200,076	$ —	$—	$ 1,200,076
Australia	1,519,366	—	—	1,519,366
Belgium	7,513,362	—	—	7,513,362
Brazil	39,396	—	—	39,396
Canada	15,392,786	—	—	15,392,786
China	1,991,980	—	—	1,991,980
France	38,768,063	—	—	38,768,063
Germany	400,635	49,763,208	—	50,163,843
Hong Kong	4,850,539	—	—	4,850,539
Ireland	43,864,449	—	—	43,864,449
Israel	2,854,358	—	—	2,854,358
Japan	—	51,184,106	—	51,184,106
Kazakhstan	45,124	—	—	45,124
Netherlands	21,811,930	—	—	21,811,930
Republic of Korea	—	18,256,214	—	18,256,214
Singapore	5,299,755	—	—	5,299,755
Spain	—	299,950	—	299,950
Switzerland	3,145,596	19,170,153	—	22,315,749
Taiwan	8,040,197	938,429	—	8,978,626
Thailand	1,982,965	—	—	1,982,965
United Kingdom	89,903,965	158,929	—	90,062,894
United States	707,690,680	—	—	707,690,680
Uruguay	281,111	—	—	281,111
Preferred Stock	—	51,402	—	51,402
Corporate Bonds	—	75,623	—	75,623
Money Market Fund	67,772,556	—	—	67,772,556
Total Investments	$1,024,368,889	$139,898,014	$—	$1,164,266,903
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$514,890	$—	$ 514,890
Futures Contracts	$1,072,678	$ —	$—	$1,072,678
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (34,371)	$—	$ (34,371)
Futures Contracts	$ (78,381)	$ —	$—	$ (78,381)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock and preferred stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts, straddle losses deferral and
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
tax treatment of Passive Foreign Investment Companies (“PFICS”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$10,675,372	$8,498,011
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 822,324
Undistributed long-term capital gains	46,160,269
Other temporary differences	(157,970)
Net unrealized appreciation	402,893,250
Distributable earnings/(accumulated loss)	$449,717,873
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $68,227,850 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	72,633	154,919
Service Class	694,639	1,527,773
Shares reinvested:
Standard Class	24,353	22,337
Service Class	208,549	194,132
	1,000,174	1,899,161
Shares redeemed:
Standard Class	(245,801)	(282,558)
Service Class	(3,443,849)	(3,679,878)
	(3,689,650)	(3,962,436)
Net decrease	(2,689,476)	(2,063,275)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 514,890	Receivables and other assets net of liabilities	$ (34,371)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	923,623	Receivables and other assets net of liabilities	(19,207)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	149,055	Receivables and other assets net of liabilities	(59,174)
Total		$1,587,568		$(112,752)
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 541,636	$ 732,487
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,166,242	(150,854)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(744,081)	(91,566)
Total		$10,963,797	$ 490,067
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$989,353	$21,634,208
Futures contracts (average notional value)	70,734,779	—
At December 31, 2021, the Fund received cash collateral and securities collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$260,000	$ 59,593
Hong Kong Shanghai Bank	—	137,158
Total	$260,000	$196,751
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$282,005	$ (3,155)	$278,850
Hong Kong Shanghai Bank	210,705	(26,741)	183,964
UBS AG	22,180	(4,475)	17,705
Total	$514,890	$(34,371)	$480,519

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$278,850	$ (18,850)	$(260,000)	$—	$—	$ —
Hong Kong Shanghai Bank	183,964	(137,158)	—	—	—	46,806
UBS AG	17,705	—	—	—	—	17,705
Total	$480,519	$(156,008)	$(260,000)	$—	$—	$64,511

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee for the Fund was within the range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver through April 30, 2022 and that the Fund had breakpoints in the investment management fee schedule. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (together, the “Franklin Templeton Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar World Large-Stock Blend funds category and the MSCI World Net Return USD Index. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and the fees charged by Franklin Templeton Advisers to other clients in similar strategies. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin Templeton Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with LIAC, and considered that the Franklin Templeton Advisers may receive research and services with soft dollars related to brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Franklin Templeton Global Equity Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund–34

LVIP Franklin Templeton Multi-Asset Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations
.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Multi-Asset Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 11.25% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 11.91% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
Global developed and emerging market equities, as measured by the MSCI All Country World Index3, rose over the 12 months ended December 31, 2021. Global equities benefited from monetary and fiscal stimulus measures, easing COVID-19 pandemic restrictions in certain regions and the development of treatments and vaccines. However, the Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, the spread of the Delta and Omicron variants and higher inflation in an environment of persistent supply-chain disruptions hindered global equities at certain points during the 12-month period.
In the U.S., the economy continued to recover. Equities rallied amid monetary and fiscal stimulus measures and the continued progress of vaccination programs. Gross domestic product (GDP) growth was generally robust, as the lifting of many COVID-19 restrictions and strong consumer spending supported the economy. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. To support the economy, the U.S. Federal Reserve (Fed) kept the federal funds target rate in a record-low range of 0.00%–0.25%. The Fed also maintained quantitative easing measures with U.S. Treasury and mortgage bond purchasing. It began to reduce the rate of purchases in November 2021 and accelerated the pace of tapering in December. The Fed also noted that it expected easing supply constraints to help reduce inflationary pressures and that further employment progress was needed before the Fed would consider raising the range for the federal funds target rate.
The economic recovery in the eurozone was slow, as quarter-over-quarter GDP growth contracted in 2021’s first quarter before returning to growth in 2021’s second and third quarters. GDP growth rates were initially sluggish among the region’s largest economies, although most showed signs of improvement later in the 12-month period. Business activity growth also helped. However, in November 2021, the annual inflation rate in the eurozone reached the highest level since the introduction of the euro, and the prospect of energy shortages during the winter months tempered investor optimism.
While many Asian countries experienced improving economic conditions, Japan’s quarter-over-quarter GDP contracted in 2021’s third quarter. China’s economic recovery continued, although the country’s quarter-over-quarter GDP growth in 2021’s first three quarters was slower than in 2020’s second half, pressured by higher commodity prices. Unexpected regulatory changes by the Chinese government, which negatively impacted education- and technology-related businesses, and concerns about a large property developer’s solvency pressured Asian stocks during 2021’s fourth quarter.
Higher inflation led many central banks in emerging market countries to raise interest rates, which dampened economic growth. The Omicron variant of COVID-19 also negatively impacted global emerging markets, as some countries reimplemented restrictions to counter rising infections.
Cross-asset positioning benefited performance. The Fund was overweight in equity, which was additive to performance.
Style and sector rotation was a pertinent theme throughout 2021 and made for a challenging U.S. equity environment. Stock selection in the information technology sector, and allocation and selection in the healthcare sector, contributed to the fund’s relative underperformance. In addition, the Franklin Small Cap Value VIP Fund lagged its benchmark, the Russell 2000 Value Index4, and detracted from relative performance. The Franklin Rising Dividend VIP Fund also detracted over the full year. The Fund slightly underperformed its benchmark, the S&P 500 Index5 due to allocation and selection within financials, consumer staples, and healthcare sectors.
International equities generally lagged U.S. large cap equities during the period. However, within the strategy, international equities made a strong contribution to relative performance due to fund selection. The portfolio held an approximate 4% overweight to international equities during the period. The Franklin Mutual Global Discovery Fund outperformed the EAFE Index6. The Fund benefitted from a value bias, especially in the final weeks of the calendar year. Strong stock selection within the healthcare sector and limited exposure to the utilities sector also benefitted performance.
At year-end, the Fund’s fixed income allocation was approximately 39% and meaningfully underweight the benchmark’s neutral weighting of 45%, which helped relative performance. Collectively, the Fund’s underlying fixed income holdings outperformed the benchmark.
The fixed income allocation was underweight in U.S. Treasuries and corporate investment grade credits and overweight corporate high yield. The Fund’s dedicated ETF exposures to iShares TIPS and high-yield corporate bonds aided relative performance as both outperformed the U.S Aggregate Bond Index. At the underlying fund level, the Franklin Total Return Fund outperformed its benchmark in the period, benefiting from credit sector allocation and security selection in high-yield and securitized debt.
Portfolio Managers:
Franklin Advisers, Inc.:	Thomas Nelson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,040 for the Standard Class shares and to $15,736 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,644 and $12,690, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.25%
Five Years	+ 9.99%
Inception (5/1/14)	+ 6.36%
Service Class Shares
One Year	+ 10.98%
Five Years	+ 9.72%
Inception (5/1/14)	+ 6.09%
1. The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation(LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 40% S&P 500® Index, 15% MSCI EAFE Index and 45% Bloomberg U.S. Aggregate Bond Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
4. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The EAFE Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,044.80	0.42%	$2.16
Service Class Shares	1,000.00	1,043.60	0.67%	3.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	4.32%
Investment Company	4.32%
Equity Fund	4.32%
Unaffiliated Investments	95.93%
Investment Companies	95.93%
Equity Funds	36.48%
Fixed Income Funds	39.99%
Global Equity Fund	14.53%
International Equity Fund	3.60%
Money Market Fund	1.33%
Total Investments	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%)
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–4.32%
INVESTMENT COMPANY–4.32%
Equity Fund–4.32%
✢Franklin Templeton Variable Insurance Products Trust– Franklin Small Cap Value VIP Fund	101,498	$ 1,870,607
Total Affiliated Investment (Cost $1,734,600)		1,870,607

UNAFFILIATED INVESTMENTS–95.93%
INVESTMENT COMPANIES–95.93%
Equity Funds–36.48%
✧Franklin Growth Fund	39,402	5,957,933
✢Franklin Templeton Variable Insurance Products Trust– Franklin Rising Dividends VIP Fund	193,174	7,097,216
iShares Core S&P 500 ETF	5,766	2,750,324
		15,805,473
Fixed Income Funds–39.99%
✧Franklin Total Return Fund	568,766	5,687,656
iShares Core U.S. Aggregate Bond ETF	83,654	9,543,248
iShares iBoxx High Yield Corporate Bond ETF	14,560	1,266,866
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares TIPS Bond ETF	6,403	$ 827,268
		17,325,038
Global Equity Fund–14.53%
✧Franklin Mutual Global Discovery Fund	199,338	6,293,110
		6,293,110
International Equity Fund–3.60%
iShares Core MSCI EAFE ETF	20,918	1,561,320
		1,561,320
Money Market Fund–1.33%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	574,385	574,385
		574,385
Total Unaffiliated Investments (Cost $35,215,517)		41,559,326

TOTAL INVESTMENTS–100.25% (Cost $36,950,117)	43,429,933
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(107,719)
NET ASSETS APPLICABLE TO 3,493,354 SHARES OUTSTANDING–100.00%	$43,322,214

✢ Class 1 shares.
✧ Class R-6 shares.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Unaffiliated investments, at value	$41,559,326
Affiliated investments, at value	1,870,607
Receivable for securities sold	596,120
Receivable for fund shares sold	19,611
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	3,584
Dividends and interest receivable	1,335
Prepaid expenses	227
TOTAL ASSETS	44,050,810
LIABILITIES:
Payable for securities purchased	685,031
Other accrued expenses payable	21,227
Due to manager and affiliates	21,115
Payable for fund shares redeemed	1,223
TOTAL LIABILITIES	728,596
TOTAL NET ASSETS	$43,322,214
Unaffiliated investments, at cost	$35,215,517
Affiliated investments, at cost	1,734,600
Standard Class:
Net Assets	$ 1,785,264
Shares Outstanding	143,796
Net Asset Value Per Share	$ 12.415
Service Class:
Net Assets	$41,536,950
Shares Outstanding	3,349,558
Net Asset Value Per Share	$ 12.401
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$36,675,732
Distributable earnings/(accumulated loss)	6,646,482
TOTAL NET ASSETS	$43,322,214
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 657,107
Dividends from affiliated investments	43,006
Foreign taxes withheld	(498)
699,615
EXPENSES:
Management fees	304,346
Distribution fees-Service Class	97,212
Accounting and administration expenses	31,763
Professional fees	27,071
Shareholder servicing fees	11,768
Reports and statements to shareholders	2,368
Consulting fees	2,368
Trustees’ fees and expenses	849
Custodian fees	518
Pricing fees	432
Other	4,570
483,265
Less:
Management fees waived	(174,492)
Expenses reimbursed	(41,127)
Total operating expenses	267,646
NET INVESTMENT INCOME	431,969
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	59,520
Sale of unaffiliated investments	1,674,392
Distributions from affiliated investment companies	95,915
Distributions from unaffiliated investment companies	1,075,846
Net realized gain	2,905,673
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	136,007
Unaffiliated investments	730,522
Foreign currencies	(21)
Net change in unrealized appreciation (depreciation)	866,508
NET REALIZED AND UNREALIZED GAIN	3,772,181
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,204,150
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 431,969	$ 472,646
Net realized gain	2,905,673	886,034
Net change in unrealized appreciation (depreciation)	866,508	3,245,969
Net increase in net assets resulting from operations	4,204,150	4,604,649
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(159,953)	(45,358)
Service Class	(3,639,474)	(929,971)
	(3,799,427)	(975,329)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	51,470	17,456
Service Class	4,728,553	4,402,009
Reinvestment of dividends and distributions:
Standard Class	159,953	45,358
Service Class	3,639,474	929,971
	8,579,450	5,394,794
Cost of shares redeemed:
Standard Class	(82,520)	(77,891)
Service Class	(3,801,350)	(3,050,566)
	(3,883,870)	(3,128,457)
Increase in net assets derived from capital share transactions	4,695,580	2,266,337
NET INCREASE IN NET ASSETS	5,100,303	5,895,657
NET ASSETS:
Beginning of year	38,221,911	32,326,254
End of year	$43,322,214	$38,221,911
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.259	$11.067	$9.724	$10.258	$9.483
Income (loss) from investment operations:
Net investment income[1]	0.168	0.184	0.195	0.174	0.210
Net realized and unrealized gain (loss)	1.201	1.354	1.643	(0.544)	0.808
Total from investment operations	1.369	1.538	1.838	(0.370)	1.018
Less dividends and distributions from:
Net investment income	(0.239)	(0.144)	(0.322)	(0.164)	(0.179)
Net realized gain	(0.974)	(0.202)	(0.173)	—	—
Return of capital	—	—	—	—	(0.064)
Total dividends and distributions	(1.213)	(0.346)	(0.495)	(0.164)	(0.243)
Net asset value, end of period	$12.415	$12.259	$11.067	$ 9.724	$10.258
Total return[2]	11.25%	13.94%	18.98%	(3.61%)	10.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,785	$ 1,637	$ 1,496	$ 1,096	$ 1,119
Ratio of expenses to average net assets[3]	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.95%	0.99%	1.01%	0.99%	1.01%
Ratio of net investment income to average net assets	1.30% [4]	1.64%	1.80%	1.68%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.77% [4]	1.07%	1.21%	1.11%	1.51%
Portfolio turnover	31%	16%	10%	11%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.248	$11.061	$ 9.721	$10.258	$9.483
Income (loss) from investment operations:
Net investment income[1]	0.136	0.155	0.168	0.148	0.186
Net realized and unrealized gain (loss)	1.199	1.351	1.642	(0.544)	0.807
Total from investment operations	1.335	1.506	1.810	(0.396)	0.993
Less dividends and distributions from:
Net investment income	(0.208)	(0.117)	(0.297)	(0.141)	(0.154)
Net realized gain	(0.974)	(0.202)	(0.173)	—	—
Return of capital	—	—	—	—	(0.064)
Total dividends and distributions	(1.182)	(0.319)	(0.470)	(0.141)	(0.218)
Net asset value, end of period	$12.401	$12.248	$11.061	$9.721	$10.258
Total return[2]	10.98%	13.65%	18.68%	(3.85%)	10.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 41,537	$ 36,585	$ 30,831	$ 22,569	$ 17,962
Ratio of expenses to average net assets[3]	0.67%	0.67%	0.67%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.20%	1.24%	1.26%	1.24%	1.26%
Ratio of net investment income to average net assets	1.05% [4]	1.39%	1.55%	1.43%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.52% [4]	0.82%	0.96%	0.86%	1.26%
Portfolio turnover	31%	16%	10%	11%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.43% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.42% of the Fund’s average daily net assets for the Standard Class and 0.67% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 38,290	$ 47,533	$ 41,127	$ 126,950
Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$2,341
Legal	379
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $524 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 3,584
Management fees payable to LIAC	11,477
Distribution fees payable to LFD	8,596
Printing and mailing fees payable to Lincoln Life	2
Shareholder servicing fees payable to Lincoln Life	1,040
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2021, Lincoln Life directly owned 36.39% of the Fund.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-4.32%@
Equity Fund-4.32%@
✢‡Franklin Small Cap Value VIP Fund	$—	$3,815,648	$2,140,568	$59,520	$136,007	$1,870,607	101,498	$43,006	$95,915

@ As a percentage of Net Assets as of December 31, 2021.
✢ Class 1 shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$14,573,956
Sales	12,246,649
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$37,016,686
Aggregate unrealized appreciation of investments	$ 6,413,798
Aggregate unrealized depreciation of investments	(551)
Net unrealized appreciation of investments	$ 6,413,247
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market
LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 1,870,607	$—	$—	$ 1,870,607
Unaffiliated Investment Companies	41,559,326	—	—	41,559,326
Total Investments	$43,429,933	$—	$—	$43,429,933
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$773,744	$410,366
Long-term capital gains	3,025,683	564,963
Total	$3,799,427	$975,329
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 233,236
Other temporary differences	(1)
Net unrealized appreciation	6,413,247
Distributable earnings/(accumulated loss)	$6,646,482
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	4,002	1,679
Service Class	368,981	401,671
Shares reinvested:
Standard Class	12,753	3,776
Service Class	290,512	77,597
	676,248	484,723
Shares redeemed:
Standard Class	(6,488)	(7,076)
Service Class	(296,998)	(279,564)
	(303,486)	(286,640)
Net increase	372,762	198,083
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Multi-Asset Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a "Fund" and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Franklin Templeton Multi-Asset Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Franklin Multi-Asset Opportunities Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by Franklin were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board noted that the subadvisory fee was currently being waived as Franklin is compensated from the management fees from the underlying funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that Franklin does not receive a subadvisory fee to the extent the Fund invests in affiliated underlying funds. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted Franklin’s statement that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Multi-Asset Opportunities Fund–22

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned 7.63% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Conservative Blended Composite1, returned 7.17% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The LVIP Global Moderate Allocation Managed Risk Fund returned 10.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Moderate Blended Composite3, returned 10.64% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond IndexSM, returned (1.54)%.
The LVIP Global Growth Allocation Managed Risk Fund returned 12.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Growth Blended Composite4, returned 12.56% and its broad-based benchmark index, the Russell 1000 Index5, returned 26.45%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds.
From a return standpoint, domestic equity markets broadly outperformed developed non-US and emerging market equities. The broad fixed income markets were largely negative for the year, however high yield and TIPS were sectors that posted positive results. The performance of the LVIP Global Allocation Managed Risk Funds and their underlying funds were impacted by varied market conditions during 2021, most notably the dispersion of returns across style and market capitalizations. During 2021, equity allocations to value-oriented, lower market capitalization funds generally contributed positively to performance. Conversely, equity allocations to domestic growth-oriented actively managed funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year. Within fixed income, allocations to high yield contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Funds’ composite benchmarks.
Given elevated volatility of the stock market, the risk management overlay of the LVIP Global Allocation Managed Risk Funds had mixed results in 2021. Within the LVIP Global Conservative Allocation Managed Risk Fund, the risk overlay had a modestly positive impact on relative performance, however within the LVIP Global Moderate Allocation Managed Risk Fund and the LVIP Global Growth Allocation Managed Risk Fund the risk overlay had a modestly negative impact on relative performance.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,342 for the Standard Class shares and to $17,888 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $20,677 and $13,308, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.63%
Five Years	+ 6.95%
Ten Years	+ 6.25%
Service Class Shares
One Year	+ 7.37%
Five Years	+ 6.69%
Ten Years	+ 5.99%
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,817 for the Standard Class shares and to $18,354 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $24,475 and $13,308, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.82%
Five Years	+ 7.89%
Ten Years	+ 6.53%
Service Class Shares
One Year	+ 10.54%
Five Years	+ 7.62%
Ten Years	+ 6.26%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,378 for the Standard Class shares and to $18,900 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $26,501 and $46,225, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 12.77%
Five Years	+ 8.42%
Ten Years	+ 6.84%
Service Class Shares
One Year	+ 12.49%
Five Years	+ 8.15%
Ten Years	+ 6.57%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000®Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,022.60	0.29%	$1.48
Service Class Shares	1,000.00	1,021.40	0.54%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,029.90	0.28%	$1.43
Service Class Shares	1,000.00	1,028.60	0.53%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.50	0.53%	2.70

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,033.80	0.28%	$1.44
Service Class Shares	1,000.00	1,032.50	0.53%	2.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.60	0.53%	2.70

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.34%
Investment Companies	97.34%
Equity Funds	28.45%
Fixed Income Funds	56.15%
Global Equity Fund	1.00%
Global Fixed Income Fund	0.98%
International Equity Funds	10.76%
Unaffiliated Investment	2.52%
Investment Company	2.52%
Money Market Fund	2.52%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.64%
Investment Companies	97.64%
Equity Funds	38.57%
Fixed Income Funds	36.73%
Global Equity Fund	1.51%
Global Fixed Income Fund	0.99%
International Equity Funds	19.84%
Unaffiliated Investment	2.21%
Investment Company	2.21%
Money Market Fund	2.21%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.44%
Investment Companies	97.44%
Equity Funds	43.21%
Fixed Income Funds	26.86%
Global Equity Fund	1.51%
Global Fixed Income Fund	0.98%
International Equity Funds	24.88%
Unaffiliated Investment	2.43%
Investment Company	2.43%
Money Market Fund	2.43%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.34%
INVESTMENT COMPANIES–97.34%
Equity Funds–28.45%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	432,798	$ 19,912,632
LVIP MFS Value Fund	326,893	18,867,939
LVIP SSGA Large Cap 100 Fund	2,908,322	42,601,097
LVIP SSGA Mid-Cap Index Fund	1,477,628	22,411,186
LVIP SSGA Nasdaq-100 Index Fund	238,065	2,800,830
LVIP SSGA S&P 500 Index Fund	4,237,781	127,493,642
LVIP SSGA Small-Cap Index Fund	816,467	32,361,500
LVIP T. Rowe Price Growth Stock Fund	615,604	44,523,540
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	406,027	14,722,538
		325,694,904
Fixed Income Funds–56.15%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	5,945,877	61,409,017
LVIP Delaware Bond Fund	17,835,954	244,192,051
LVIP JPMorgan High Yield Fund	3,330,380	35,981,430
LVIP PIMCO Low Duration Bond Fund	487,480	4,803,622
LVIP SSGA Bond Index Fund	3,892,387	44,941,497
LVIP SSGA Short-Term Bond Index Fund	743,104	7,599,728
LVIP Western Asset Core Bond Fund	23,925,475	243,968,070
		642,895,415
Global Equity Fund–1.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	1,140,431	11,435,103
		11,435,103
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	1,029,362	$ 11,223,132
		11,223,132
International Equity Funds–10.76%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	639,895	10,580,023
LVIP MFS International Growth Fund	1,381,222	31,272,237
LVIP Mondrian International Value Fund	1,495,286	24,639,329
LVIP SSGA Developed International 150 Fund	1,349,601	11,130,160
LVIP SSGA Emerging Markets Equity Index Fund	811,465	10,133,573
LVIP SSGA International Index Fund	3,158,101	35,427,574
		123,182,896
Total Affiliated Investments (Cost $882,711,542)		1,114,431,450

UNAFFILIATED INVESTMENT–2.52%
INVESTMENT COMPANY–2.52%
Money Market Fund–2.52%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	28,854,483	28,854,483
Total Unaffiliated Investment (Cost $28,854,483)		28,854,483

TOTAL INVESTMENTS–99.86% (Cost $911,566,025)	1,143,285,933
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	1,626,415
NET ASSETS APPLICABLE TO 77,831,688 SHARES OUTSTANDING–100.00%	$1,144,912,348

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
6	Australian Dollar	$ 436,680	$ 427,631	3/14/22	$ 9,049	$ —
12	British Pound	1,014,825	993,984	3/14/22	20,841	—
19	Euro	2,708,094	2,686,853	3/14/22	21,241	—
12	Japanese Yen	1,304,700	1,323,985	3/14/22	—	(19,285)
1	Swedish Krona	221,420	220,921	3/14/22	499	—
					51,630	(19,285)
Equity Contracts:
18	E-mini MSCI Emerging Markets Index	1,103,670	1,113,403	3/18/22	—	(9,733)
20	E-mini Russell 2000 Index	2,242,800	2,215,515	3/18/22	27,285	—
64	E-mini S&P 500 Index	15,227,200	14,911,408	3/18/22	315,792	—
17	E-mini S&P MidCap 400 Index	4,824,090	4,710,798	3/18/22	113,292	—
58	Euro STOXX 50 Index	2,831,164	2,755,431	3/18/22	75,733	—
12	FTSE 100 Index	1,189,608	1,169,150	3/18/22	20,458	—
8	OMXS 30 Index	214,183	203,183	1/21/22	11,000	—
4	SPI 200 Index	534,531	531,842	3/17/22	2,689	—
8	TOPIX Index	1,385,377	1,348,179	3/10/22	37,198	—
					603,447	(9,733)
Total Futures Contracts					$655,077	$(29,018)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.64%
INVESTMENT COMPANIES–97.64%
Equity Funds–38.57%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	3,987,934	$ 183,480,877
LVIP SSGA Large Cap 100 Fund	24,488,123	358,702,019
LVIP SSGA Mid-Cap Index Fund	8,467,915	128,432,864
LVIP SSGA Nasdaq-100 Index Fund	2,182,629	25,678,629
LVIP SSGA S&P 500 Index Fund	39,498,975	1,188,326,659
LVIP SSGA Small-Cap Index Fund	6,339,653	251,278,491
LVIP T. Rowe Price Growth Stock Fund	3,302,416	238,847,263
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,883,710	140,823,337
		2,515,570,139
Fixed Income Funds–36.73%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	34,070,742	351,882,622
LVIP Delaware Bond Fund	54,670,240	748,490,256
LVIP JPMorgan High Yield Fund	14,432,047	155,923,838
LVIP PIMCO Low Duration Bond Fund	7,535,548	74,255,290
LVIP SSGA Bond Index Fund	23,976,099	276,828,035
LVIP SSGA Short-Term Bond Index Fund	3,694,552	37,784,186
LVIP Western Asset Core Bond Fund	73,605,888	750,559,238
		2,395,723,465
Global Equity Fund–1.51%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	9,802,153	98,286,186
		98,286,186
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.99%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	5,898,319	$ 64,309,368
		64,309,368
International Equity Funds–19.84%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	7,334,165	121,263,082
LVIP MFS International Growth Fund	13,228,400	299,504,202
LVIP Mondrian International Value Fund	11,104,371	182,977,833
LVIP SSGA Developed International 150 Fund	20,416,462	168,374,561
LVIP SSGA Emerging Markets 100 Fund	7,227,112	63,273,366
LVIP SSGA Emerging Markets Equity Index Fund	17,643,697	220,334,483
LVIP SSGA International Index Fund	21,216,562	238,007,397
		1,293,734,924
Total Affiliated Investments (Cost $4,552,633,595)		6,367,624,082

UNAFFILIATED INVESTMENT–2.21%
INVESTMENT COMPANY–2.21%
Money Market Fund–2.21%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	144,401,358	144,401,358
Total Unaffiliated Investment (Cost $144,401,358)		144,401,358

TOTAL INVESTMENTS–99.85% (Cost $4,697,034,953)	6,512,025,440
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	9,794,323
NET ASSETS APPLICABLE TO 412,298,205 SHARES OUTSTANDING–100.00%	$6,521,819,763

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
46	Australian Dollar	$ 3,347,880	$ 3,278,457	3/14/22	$ 69,423	$ —
88	British Pound	7,442,050	7,289,220	3/14/22	152,830	—
129	Euro	18,386,531	18,242,299	3/14/22	144,232	—
84	Japanese Yen	9,132,900	9,269,467	3/14/22	—	(136,567)
6	Swedish Krona	1,328,520	1,325,525	3/14/22	2,995	—
					369,480	(136,567)
Equity Contracts:
307	E-mini MSCI Emerging Markets Index	18,823,705	18,989,715	3/18/22	—	(166,010)
133	E-mini Russell 2000 Index	14,914,620	14,733,175	3/18/22	181,445	—
407	E-mini S&P 500 Index	96,835,475	94,827,235	3/18/22	2,008,240	—
103	E-mini S&P MidCap 400 Index	29,228,310	28,541,892	3/18/22	686,418	—
371	Euro STOXX 50 Index	18,109,686	17,625,255	3/18/22	484,431	—
82	FTSE 100 Index	8,128,988	7,989,195	3/18/22	139,793	—
54	OMXS 30 Index	1,445,735	1,371,484	1/21/22	74,251	—
27	SPI 200 Index	3,608,084	3,588,459	3/17/22	19,625	—
52	TOPIX Index	9,004,955	8,769,949	3/10/22	235,006	—
					3,829,209	(166,010)
Total Futures Contracts					$4,198,689	$(302,577)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.44%
INVESTMENT COMPANIES–97.44%
Equity Funds–43.21%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	2,807,115	$ 129,152,562
LVIP SSGA Large Cap 100 Fund	32,407,261	474,701,562
LVIP SSGA Mid-Cap Index Fund	20,571,891	312,013,865
LVIP SSGA Nasdaq-100 Index Fund	4,696,832	55,258,223
LVIP SSGA S&P 500 Index Fund	56,820,387	1,709,441,358
LVIP SSGA Small-Cap Index Fund	9,837,930	389,936,194
LVIP T. Rowe Price Growth Stock Fund	4,140,741	299,479,095
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,737,915	99,276,788
		3,469,259,647
Fixed Income Funds–26.86%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	19,042,270	196,668,558
LVIP Delaware Bond Fund	56,136,092	768,559,234
LVIP JPMorgan High Yield Fund	19,799,634	213,915,241
LVIP PIMCO Low Duration Bond Fund	2,715,911	26,762,591
LVIP SSGA Bond Index Fund	13,714,320	158,345,542
LVIP SSGA Short-Term Bond Index Fund	2,078,995	21,261,877
LVIP Western Asset Core Bond Fund	75,579,345	770,682,584
		2,156,195,627
Global Equity Fund–1.51%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	12,053,091	120,856,343
		120,856,343
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	7,252,809	$ 79,077,378
		79,077,378
International Equity Funds–24.88%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	9,018,834	149,117,400
LVIP MFS International Growth Fund	17,882,714	404,882,538
LVIP Mondrian International Value Fund	14,267,534	235,100,422
LVIP SSGA Developed International 150 Fund	27,387,223	225,862,430
LVIP SSGA Emerging Markets 100 Fund	8,886,868	77,804,533
LVIP SSGA Emerging Markets Equity Index Fund	22,303,611	278,527,493
LVIP SSGA International Index Fund	55,805,005	626,020,541
		1,997,315,357
Total Affiliated Investments (Cost $5,396,491,993)		7,822,704,352

UNAFFILIATED INVESTMENT–2.43%
INVESTMENT COMPANY–2.43%
Money Market Fund–2.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	194,688,838	194,688,838
Total Unaffiliated Investment (Cost $194,688,838)		194,688,838

TOTAL INVESTMENTS–99.87% (Cost $5,591,180,831)	8,017,393,190
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	10,649,607
NET ASSETS APPLICABLE TO 514,563,018 SHARES OUTSTANDING–100.00%	$8,028,042,797

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
60	Australian Dollar	$ 4,366,800	$ 4,276,548	3/14/22	$ 90,252	$ —
114	British Pound	9,640,838	9,442,854	3/14/22	197,984	—
193	Euro	27,508,531	27,292,767	3/14/22	215,764	—
114	Japanese Yen	12,394,650	12,579,564	3/14/22	—	(184,914)
9	Swedish Krona	1,992,780	1,988,287	3/14/22	4,493	—
					508,493	(184,914)
Equity Contracts:
332	E-mini MSCI Emerging Markets Index	20,356,580	20,536,109	3/18/22	—	(179,529)
163	E-mini Russell 2000 Index	18,278,820	18,056,447	3/18/22	222,373	—
459	E-mini S&P 500 Index	109,207,575	106,942,754	3/18/22	2,264,821	—
132	E-mini S&P MidCap 400 Index	37,457,640	36,577,959	3/18/22	879,681	—
546	Euro STOXX 50 Index	26,651,991	25,939,054	3/18/22	712,937	—
105	FTSE 100 Index	10,409,069	10,230,066	3/18/22	179,003	—
84	OMXS 30 Index	2,248,921	2,133,419	1/21/22	115,502	—
35	SPI 200 Index	4,677,146	4,654,252	3/17/22	22,894	—
75	TOPIX Index	12,987,916	12,635,925	3/10/22	351,991	—
					4,749,202	(179,529)
Total Futures Contracts					$5,257,695	$(364,443)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2021
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,114,431,450	$6,367,624,082	$7,822,704,352
Unaffiliated investments, at value	28,854,483	144,401,358	194,688,838
Cash collateral held at broker for futures contracts	1,679,618	11,503,440	14,196,277
Receivable for securities sold	744,185	3,033,433	1,263,353
Receivable for fund shares sold	7,576	294,394	393,317
Prepaid expenses	3,555	20,225	24,895
Dividends and interest receivable	608	3,006	3,983
TOTAL ASSETS	1,145,721,475	6,526,879,938	8,033,275,015
LIABILITIES:
Due to manager and affiliates	482,761	2,780,213	3,453,616
Payable for fund shares redeemed	240,847	1,862,519	1,353,879
Variation margin due to broker on futures contracts	44,324	351,941	356,536
Other accrued expenses payable	41,195	65,502	68,187
TOTAL LIABILITIES	809,127	5,060,175	5,232,218
TOTAL NET ASSETS	$1,144,912,348	$6,521,819,763	$8,028,042,797
Affiliated investments, at cost	$ 882,711,542	$4,552,633,595	$5,396,491,993
Unaffiliated investments, at cost	28,854,483	144,401,358	194,688,838
Standard Class:
Net Assets	$ 97,520,623	$ 239,240,394	$ 274,559,467
Shares Outstanding	6,626,959	15,118,628	17,597,024
Net Asset Value Per Share	$ 14.716	$ 15.824	$ 15.603
Service Class:
Net Assets	$1,047,391,725	$6,282,579,369	$7,753,483,330
Shares Outstanding	71,204,729	397,179,577	496,965,994
Net Asset Value Per Share	$ 14.710	$ 15.818	$ 15.602
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 926,500,961	$5,128,484,882	$6,205,105,323
Distributable earnings/(accumulated loss)	218,411,387	1,393,334,881	1,822,937,474
TOTAL NET ASSETS	$1,144,912,348	$6,521,819,763	$8,028,042,797
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 22,985,100	$127,777,333	$150,878,375
Dividends from unaffiliated investments	6,042	24,368	31,426
	22,991,142	127,801,701	150,909,801
EXPENSES:
Management fees	2,933,579	16,511,274	20,315,017
Distribution fees-Service Class	2,697,220	15,915,764	19,646,656
Shareholder servicing fees	340,295	1,915,308	2,356,542
Accounting and administration expenses	144,680	519,221	623,886
Professional fees	45,812	115,575	130,673
Trustees’ fees and expenses	25,035	140,183	172,365
Reports and statements to shareholders	21,109	100,483	118,783
Custodian fees	14,431	35,008	39,579
Consulting fees	3,669	6,536	7,177
Pricing fees	1,223	1,223	1,223
Other	21,170	104,246	124,276
	6,248,223	35,364,821	43,536,177
Less:
Management fees waived	(117,343)	(990,676)	(812,601)
Total operating expenses	6,130,880	34,374,145	42,723,576
NET INVESTMENT INCOME	16,860,262	93,427,556	108,186,225
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	58,869,306	354,121,110	476,634,243
Sale of unaffiliated investments	37	193	234
Distributions from affiliated investment companies	23,936,539	154,264,395	192,544,622
Futures contracts	5,604,124	(8,088,468)	4,190,046
Net realized gain	88,410,006	500,297,230	673,369,145
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(21,396,205)	69,845,244	175,680,043
Foreign currencies	(9,440)	(59,876)	(70,349)
Futures contracts	(95,015)	(963,146)	(1,010,467)
Net change in unrealized appreciation (depreciation)	(21,500,660)	68,822,222	174,599,227
NET REALIZED AND UNREALIZED GAIN	66,909,346	569,119,452	847,968,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 83,769,608	$662,547,008	$956,154,597
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,860,262	$ 15,780,364	$ 93,427,556	$ 77,947,249	$ 108,186,225	$ 97,310,772
Net realized gain (loss)	88,410,006	(21,314,277)	500,297,230	(199,805,878)	673,369,145	(257,609,991)
Net change in unrealized appreciation (depreciation)	(21,500,660)	80,573,187	68,822,222	469,366,835	174,599,227	554,005,246
Net increase in net assets resulting from operations	83,769,608	75,039,274	662,547,008	347,508,206	956,154,597	393,706,027
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,685,706)	(3,582,235)	(15,857,527)	(7,468,280)	(21,116,428)	(7,200,354)
Service Class	(59,601,763)	(40,829,678)	(401,172,984)	(191,474,928)	(583,818,102)	(206,486,401)
	(65,287,469)	(44,411,913)	(417,030,511)	(198,943,208)	(604,934,530)	(213,686,755)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,852,380	9,336,783	18,827,702	25,492,604	17,995,637	21,699,434
Service Class	35,096,963	48,890,205	83,082,106	99,007,654	50,687,825	45,922,060
Reinvestment of dividends and distributions:
Standard Class	5,685,706	3,582,235	15,857,527	7,468,280	21,116,428	7,200,354
Service Class	59,601,763	40,829,678	401,172,984	191,474,928	583,818,102	206,486,401
	107,236,812	102,638,901	518,940,319	323,443,466	673,617,992	281,308,249
Cost of shares redeemed:
Standard Class	(7,821,130)	(12,012,894)	(34,101,167)	(39,972,828)	(26,277,930)	(28,635,710)
Service Class	(159,997,899)	(159,881,816)	(755,962,774)	(728,161,667)	(979,599,397)	(970,226,357)
	(167,819,029)	(171,894,710)	(790,063,941)	(768,134,495)	(1,005,877,327)	(998,862,067)
Decrease in net assets derived from capital share transactions	(60,582,217)	(69,255,809)	(271,123,622)	(444,691,029)	(332,259,335)	(717,553,818)
NET INCREASE (DECREASE) IN NET ASSETS	(42,100,078)	(38,628,448)	(25,607,125)	(296,126,031)	18,960,732	(537,534,546)
NET ASSETS:
Beginning of year	1,187,012,426	1,225,640,874	6,547,426,888	6,843,552,919	8,009,082,065	8,546,616,611
End of year	$1,144,912,348	$1,187,012,426	$6,521,819,763	$6,547,426,888	$ 8,028,042,797	$8,009,082,065
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.510	$ 14.113	$ 13.097	$ 14.301	$ 13.330
Income (loss) from investment operations:
Net investment income[1]	0.251	0.222	0.297	0.324	0.256
Net realized and unrealized gain (loss)	0.854	0.758	1.651	(0.950)	1.142
Total from investment operations	1.105	0.980	1.948	(0.626)	1.398
Less dividends and distributions from:
Net investment income	(0.527)	(0.307)	(0.366)	(0.367)	(0.328)
Net realized gain	(0.372)	(0.276)	(0.566)	(0.211)	(0.099)
Total dividends and distributions	(0.899)	(0.583)	(0.932)	(0.578)	(0.427)
Net asset value, end of period	$ 14.716	$ 14.510	$ 14.113	$ 13.097	$ 14.301
Total return[2]	7.63%	7.07%	15.01%	(4.45%)	10.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,521	$91,578	$ 88,187	$ 78,617	$ 82,493
Ratio of expenses to average net assets[3]	0.29%	0.30%	0.31%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.31%	0.30%	—
Ratio of net investment income to average net assets	1.67%	1.60%	2.10%	2.29%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.59%	2.10%	2.29%	—
Portfolio turnover	17%	26%	18%	26%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$14.504	$14.108	$13.094	$14.294	$13.325
Income (loss) from investment operations:
Net investment income[1]	0.213	0.187	0.261	0.288	0.220
Net realized and unrealized gain (loss)	0.853	0.755	1.649	(0.948)	1.141
Total from investment operations	1.066	0.942	1.910	(0.660)	1.361
Less dividends and distributions from:
Net investment income	(0.488)	(0.270)	(0.330)	(0.329)	(0.293)
Net realized gain	(0.372)	(0.276)	(0.566)	(0.211)	(0.099)
Total dividends and distributions	(0.860)	(0.546)	(0.896)	(0.540)	(0.392)
Net asset value, end of period	$14.710	$14.504	$14.108	$13.094	$14.294
Total return[2]	7.37%	6.81%	14.72%	(4.69%)	10.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,047,392	$1,095,434	$1,137,454	$1,098,660	$1,304,701
Ratio of expenses to average net assets[3]	0.54%	0.55%	0.56%	0.55%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.56%	0.56%	0.55%	—
Ratio of net investment income to average net assets	1.42%	1.35%	1.85%	2.04%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	1.34%	1.85%	2.04%	—
Portfolio turnover	17%	26%	18%	26%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$15.264	$14.876	$13.850	$15.105	$13.513
Income (loss) from investment operations:
Net investment income[1]	0.266	0.212	0.288	0.310	0.258
Net realized and unrealized gain (loss)	1.377	0.680	1.761	(1.128)	1.677
Total from investment operations	1.643	0.892	2.049	(0.818)	1.935
Less dividends and distributions from:
Net investment income	(0.491)	(0.308)	(0.347)	(0.370)	(0.336)
Net realized gain	(0.592)	(0.196)	(0.676)	(0.067)	(0.007)
Total dividends and distributions	(1.083)	(0.504)	(1.023)	(0.437)	(0.343)
Net asset value, end of period	$15.824	$15.264	$14.876	$13.850	$15.105
Total return[2]	10.82%	6.10%	15.02%	(5.43%)	14.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$239,240	$230,183	$231,407	$206,919	$234,424
Ratio of expenses to average net assets[3]	0.28%	0.29%	0.30%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	—
Ratio of net investment income to average net assets	1.66%	1.46%	1.96%	2.06%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	1.45%	1.96%	2.06%	—
Portfolio turnover	15%	25%	19%	24%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$15.259	$14.872	$13.848	$15.100	$13.510
Income (loss) from investment operations:
Net investment income[1]	0.226	0.176	0.251	0.272	0.221
Net realized and unrealized gain (loss)	1.375	0.677	1.759	(1.125)	1.676
Total from investment operations	1.601	0.853	2.010	(0.853)	1.897
Less dividends and distributions from:
Net investment income	(0.450)	(0.270)	(0.310)	(0.332)	(0.300)
Net realized gain	(0.592)	(0.196)	(0.676)	(0.067)	(0.007)
Total dividends and distributions	(1.042)	(0.466)	(0.986)	(0.399)	(0.307)
Net asset value, end of period	$15.818	$15.259	$14.872	$13.848	$15.100
Total return[2]	10.54%	5.83%	14.73%	(5.67%)	14.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,282,579	$6,317,244	$6,612,145	$6,314,626	$7,196,361
Ratio of expenses to average net assets[3]	0.53%	0.54%	0.55%	0.55%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.55%	0.55%	—
Ratio of net investment income to average net assets	1.41%	1.21%	1.71%	1.81%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.20%	1.71%	1.81%	—
Portfolio turnover	15%	25%	19%	24%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$14.964	$14.561	$13.467	$14.765	$13.058
Income (loss) from investment operations:
Net investment income[1]	0.250	0.210	0.275	0.288	0.264
Net realized and unrealized gain (loss)	1.648	0.632	1.826	(1.224)	1.778
Total from investment operations	1.898	0.842	2.101	(0.936)	2.042
Less dividends and distributions from:
Net investment income	(0.491)	(0.317)	(0.331)	(0.362)	(0.335)
Net realized gain	(0.768)	(0.122)	(0.676)	—	—
Total dividends and distributions	(1.259)	(0.439)	(1.007)	(0.362)	(0.335)
Net asset value, end of period	$15.603	$14.964	$14.561	$13.467	$14.765
Total return[2]	12.77%	5.86%	15.86%	(6.33%)	15.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,559	$251,167	$244,405	$215,402	$231,178
Ratio of expenses to average net assets[3]	0.28%	0.29%	0.30%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.30%	0.30%	0.30%	—
Ratio of net investment income to average net assets	1.58%	1.49%	1.91%	1.96%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.48%	1.91%	1.96%	—
Portfolio turnover	15%	24%	17%	22%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$14.964	$14.562	$13.470	$14.763	$13.059
Income (loss) from investment operations:
Net investment income[1]	0.210	0.174	0.239	0.251	0.229
Net realized and unrealized gain (loss)	1.646	0.630	1.823	(1.220)	1.775
Total from investment operations	1.856	0.804	2.062	(0.969)	2.004
Less dividends and distributions from:
Net investment income	(0.450)	(0.280)	(0.294)	(0.324)	(0.300)
Net realized gain	(0.768)	(0.122)	(0.676)	—	—
Total dividends and distributions	(1.218)	(0.402)	(0.970)	(0.324)	(0.300)
Net asset value, end of period	$15.602	$14.964	$14.562	$13.470	$14.763
Total return[2]	12.49%	5.59%	15.56%	(6.56%)	15.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,753,483	$7,757,915	$8,302,212	$7,976,326	$9,144,310
Ratio of expenses to average net assets[3]	0.53%	0.54%	0.55%	0.55%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.55%	0.55%	0.55%	—
Ratio of net investment income to average net assets	1.33%	1.24%	1.66%	1.71%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.32%	1.23%	1.66%	1.71%	—
Portfolio turnover	15%	24%	17%	22%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are
LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
0.01%	0.015%	0.01%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$68,588	$384,988	$473,447
Legal	11,091	62,257	76,562
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$10,203	$46,118	$52,125
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$232,405	$1,290,853	$1,618,716
Distribution fees payable to LFD	221,553	1,322,644	1,628,779
Printing and mailing fees payable to Lincoln Life	721	7,419	10,526
Shareholder servicing fees payable to Lincoln Life	28,082	159,297	195,595
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.34%@
Equity Funds-28.45%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 11,855,352	$ 7,026,774	$ 3,336,096	$ 163,091	$ 4,203,511	$ 19,912,632	432,798	$ 252,577	$ —
✧✧LVIP MFS Value Fund	17,263,667	703,184	2,702,127	425,547	3,177,668	18,867,939	326,893	245,016	308,317
✧✧LVIP SSGA Large Cap 100 Fund	42,042,700	6,509,984	12,140,141	1,831,449	4,357,105	42,601,097	2,908,322	900,078	4,899,094
✧✧LVIP SSGA Mid-Cap Index Fund	24,170,611	1,818,947	7,910,241	2,000,059	2,331,810	22,411,186	1,477,628	237,626	755,139
✧✧‡LVIP SSGA Nasdaq-100 Index Fund	—	3,090,988	780,689	69,226	421,305	2,800,830	238,065	4,805	35,315
✧✧LVIP SSGA S&P 500 Index Fund	154,548,804	4,596,927	62,154,711	38,023,772	(7,521,150)	127,493,642	4,237,781	1,500,975	1,993,960
✧✧LVIP SSGA Small-Cap Index Fund	31,237,776	9,618,385	12,218,980	3,661,041	63,278	32,361,500	816,467	274,300	931,743
✧✧LVIP T. Rowe Price Growth Stock Fund	55,763,006	3,957,863	22,022,180	9,532,737	(2,707,886)	44,523,540	615,604	—	3,535,836
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	12,372,268	6,749,660	4,279,878	46,837	(166,349)	14,722,538	406,027	1,921	2,143,642
Fixed Income Funds-56.15%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	57,073,184	11,880,609	7,376,778	113,098	(281,096)	61,409,017	5,945,877	2,791,399	—
✧✧LVIP Delaware Bond Fund	247,902,494	38,606,310	29,876,357	(1,131,591)	(11,308,805)	244,192,051	17,835,954	4,992,630	2,983,153
✧✧LVIP JPMorgan High Yield Fund	37,125,233	2,742,210	4,586,503	80,536	619,954	35,981,430	3,330,380	1,594,100	—
✧✧LVIP PIMCO Low Duration Bond Fund	7,690,745	415,881	3,209,642	31,369	(124,731)	4,803,622	487,480	69,066	—
✧✧LVIP SSGA Bond Index Fund	56,738,439	4,893,708	14,475,276	(144,195)	(2,071,179)	44,941,497	3,892,387	875,642	184,380
✧✧LVIP SSGA Short-Term Bond Index Fund	7,686,785	996,411	933,636	(6,455)	(143,377)	7,599,728	743,104	73,252	36,416
✧✧LVIP Western Asset Core Bond Fund	247,544,383	39,621,277	29,766,518	(767,234)	(12,663,838)	243,968,070	23,925,475	5,544,067	3,676,301
Global Equity Fund-1.00%@
✧✧LVIP BlackRock Global Real Estate Fund	11,636,741	1,239,441	3,182,834	137,698	1,604,057	11,435,103	1,140,431	732,102	413,486
Global Fixed Income Fund-0.98%@
✧✧LVIP Global Income Fund	11,405,305	2,136,585	1,372,994	2,236	(948,000)	11,223,132	1,029,362	150,412	209,415
International Equity Funds-10.76%@
✧✧LVIP Loomis Sayles Global Growth Fund	11,841,690	678,577	2,593,943	491,228	162,471	10,580,023	639,895	—	107,518
✧✧LVIP MFS International Growth Fund	24,010,227	10,368,253	3,879,093	587,955	184,895	31,272,237	1,381,222	215,320	1,722,824
✧✧LVIP Mondrian International Value Fund	16,826,838	10,007,111	3,135,609	110,632	830,357	24,639,329	1,495,286	831,572	—
✧✧LVIP SSGA Developed International 150 Fund	11,986,587	1,353,262	3,233,135	286,878	736,568	11,130,160	1,349,601	494,266	—
LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Emerging Markets Equity Index Fund	$ 15,723,789	$ 15,705,712	$ 19,261,319	$ (1,150,768)	$ (883,841)	$ 10,133,573	811,465	$ 293,529	$ —
✧✧LVIP SSGA International Index Fund	44,578,011	2,441,990	14,797,655	4,474,160	(1,268,932)	35,427,574	3,158,101	910,445	—
Total	$1,159,024,635	$187,160,049	$269,226,335	$ 58,869,306	$ (21,396,205)	$1,114,431,450		$22,985,100	$23,936,539

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.64%@
Equity Funds-38.57%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 129,089,339	$ 39,135,305	$ 27,186,044	$ 1,330,027	$ 41,112,250	$ 183,480,877	3,987,934	$ 2,326,760	$ —
✧✧LVIP SSGA Large Cap 100 Fund	331,547,278	52,713,756	73,949,173	11,231,489	37,158,669	358,702,019	24,488,123	7,574,533	41,240,525
✧✧LVIP SSGA Mid-Cap Index Fund	131,580,520	9,574,493	36,593,658	9,031,779	14,839,730	128,432,864	8,467,915	1,361,439	4,303,512
✧✧‡LVIP SSGA Nasdaq-100 Index Fund	—	27,748,378	6,506,996	568,471	3,868,776	25,678,629	2,182,629	44,040	323,705
✧✧LVIP SSGA S&P 500 Index Fund	1,336,607,130	32,988,614	457,889,511	258,615,582	18,004,844	1,188,326,659	39,498,975	13,986,753	18,329,734
✧✧LVIP SSGA Small-Cap Index Fund	238,074,229	51,044,898	65,465,647	13,564,593	14,060,418	251,278,491	6,339,653	2,129,340	7,184,034
✧✧LVIP T. Rowe Price Growth Stock Fund	284,810,087	18,896,338	100,011,354	45,010,426	(9,858,234)	238,847,263	3,302,416	—	18,743,445
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	134,706,975	43,430,262	37,189,510	1,815,641	(1,940,031)	140,823,337	3,883,710	18,088	20,218,474
Fixed Income Funds-36.73%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	310,696,584	78,016,770	35,611,253	278,890	(1,498,369)	351,882,622	34,070,742	15,952,947	—
✧✧LVIP Delaware Bond Fund	721,864,673	145,060,875	81,000,037	(4,367,457)	(33,067,798)	748,490,256	54,670,240	15,298,433	9,000,226
✧✧LVIP JPMorgan High Yield Fund	152,841,603	17,140,433	16,840,214	119,342	2,662,674	155,923,838	14,432,047	6,899,898	—
✧✧LVIP PIMCO Low Duration Bond Fund	86,812,109	7,389,233	18,429,148	(55,643)	(1,461,261)	74,255,290	7,535,548	1,067,367	—
✧✧LVIP SSGA Bond Index Fund	327,381,593	34,712,147	72,076,642	(2,293,711)	(10,895,352)	276,828,035	23,976,099	5,392,450	1,113,320
✧✧LVIP SSGA Short-Term Bond Index Fund	36,307,271	6,324,040	4,105,671	(66,104)	(675,350)	37,784,186	3,694,552	363,867	178,495
✧✧LVIP Western Asset Core Bond Fund	723,458,866	148,501,211	81,000,037	(2,827,223)	(37,573,579)	750,559,238	73,605,888	17,020,160	11,132,382
LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund (continued)
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
Global Equity Fund-1.51%@
✧✧LVIP BlackRock Global Real Estate Fund	$ 95,018,373	$ 9,903,469	$ 21,131,424	$ 1,092,990	$ 13,402,778	$ 98,286,186	9,802,153	$ 6,251,128	$ 3,553,117
Global Fixed Income Fund-0.99%@
✧✧LVIP Global Income Fund	62,085,062	14,487,095	6,958,766	19,738	(5,323,761)	64,309,368	5,898,319	856,446	1,181,120
International Equity Funds-19.84%@
✧✧LVIP Loomis Sayles Global Growth Fund	128,934,860	8,892,740	23,556,491	3,476,011	3,515,962	121,263,082	7,334,165	—	1,223,534
✧✧LVIP MFS International Growth Fund	275,595,485	46,212,914	33,457,896	5,792,600	5,361,099	299,504,202	13,228,400	2,061,707	16,538,772
✧✧LVIP Mondrian International Value Fund	166,551,615	32,472,441	27,934,166	1,363,144	10,524,799	182,977,833	11,104,371	6,159,245	—
✧✧LVIP SSGA Developed International 150 Fund	161,813,793	22,633,161	29,133,682	1,193,703	11,867,586	168,374,561	20,416,462	7,468,975	—
✧✧LVIP SSGA Emerging Markets 100 Fund	67,187,612	9,413,177	15,693,051	1,025,206	1,340,422	63,273,366	7,227,112	3,603,055	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	204,028,392	94,530,201	61,068,810	(4,267,304)	(12,887,996)	220,334,483	17,643,697	5,825,591	—
✧✧LVIP SSGA International Index Fund	255,669,738	13,726,375	51,164,604	12,468,920	7,306,968	238,007,397	21,216,562	6,115,111	—
Total	$ 6,362,663,187	$ 964,948,326	$1,383,953,785	$ 354,121,110	$ 69,845,244	$ 6,367,624,082		$127,777,333	$154,264,395

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.44%@
Equity Funds-43.21%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 78,560,008	$ 41,260,455	$ 19,584,123	$ 936,622	$ 27,979,600	$ 129,152,562	2,807,115	$ 1,637,033	$ —
✧✧LVIP SSGA Large Cap 100 Fund	422,943,116	70,004,557	79,281,146	11,511,796	49,523,239	474,701,562	32,407,261	10,019,272	54,551,397
✧✧LVIP SSGA Mid-Cap Index Fund	320,302,157	23,507,078	89,950,996	22,387,371	35,768,255	312,013,865	20,571,891	3,305,842	10,449,279
✧✧‡LVIP SSGA Nasdaq-100 Index Fund	—	59,874,684	14,158,762	1,212,051	8,330,250	55,258,223	4,696,832	94,724	696,256
✧✧LVIP SSGA S&P 500 Index Fund	1,882,455,932	47,017,127	614,426,026	340,161,459	54,232,866	1,709,441,358	56,820,387	20,110,903	26,352,215
✧✧LVIP SSGA Small-Cap Index Fund	372,570,828	82,874,492	108,828,401	21,858,693	21,460,582	389,936,194	9,837,930	3,302,623	11,141,885
LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund (continued)
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
✧✧LVIP T. Rowe Price Growth Stock Fund	$ 366,357,588	$ 23,602,217	$ 134,756,677	$ 50,992,443	$ (6,716,476)	$ 299,479,095	4,140,741	$ —	$ 23,486,024
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	81,982,288	45,045,423	26,561,282	315,662	(1,505,303)	99,276,788	2,737,915	12,743	14,244,582
Fixed Income Funds-26.86%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	151,246,212	66,784,625	19,871,604	69,348	(1,560,023)	196,668,558	19,042,270	8,833,642	—
✧✧LVIP Delaware Bond Fund	733,622,962	164,443,880	91,210,208	(4,969,143)	(33,328,257)	768,559,234	56,136,092	15,701,222	9,235,762
✧✧LVIP JPMorgan High Yield Fund	207,546,736	27,940,494	25,336,169	181,826	3,582,354	213,915,241	19,799,634	9,461,565	—
✧✧LVIP PIMCO Low Duration Bond Fund	44,231,531	2,914,051	19,869,849	213,555	(726,697)	26,762,591	2,715,911	384,512	—
✧✧LVIP SSGA Bond Index Fund	225,525,541	25,854,494	84,561,373	(1,401,307)	(7,071,813)	158,345,542	13,714,320	3,083,029	676,549
✧✧LVIP SSGA Short-Term Bond Index Fund	20,224,461	3,988,122	2,533,617	173	(417,262)	21,261,877	2,078,995	204,657	100,382
✧✧LVIP Western Asset Core Bond Fund	735,231,154	167,955,858	91,210,208	(3,254,247)	(38,039,973)	770,682,584	75,579,345	17,467,969	11,423,746
Global Equity Fund-1.51%@
✧✧LVIP BlackRock Global Real Estate Fund	115,642,672	13,661,558	26,171,703	3,918,499	13,805,317	120,856,343	12,053,091	7,682,570	4,366,988
Global Fixed Income Fund-0.98%@
✧✧LVIP Global Income Fund	75,560,328	19,401,289	9,383,766	(8,465)	(6,492,008)	79,077,378	7,252,809	1,052,562	1,451,439
International Equity Funds-24.88%@
✧✧LVIP Loomis Sayles Global Growth Fund	156,932,224	12,279,494	28,557,655	3,975,627	4,487,710	149,117,400	9,018,834	—	1,503,739
✧✧LVIP MFS International Growth Fund	376,190,750	62,170,045	48,917,753	5,896,283	9,543,213	404,882,538	17,882,714	2,786,093	22,864,379
✧✧LVIP Mondrian International Value Fund	210,499,293	37,506,995	27,918,602	434,486	14,578,250	235,100,422	14,267,534	7,970,617	—
✧✧LVIP SSGA Developed International 150 Fund	222,357,406	29,413,805	44,293,939	3,181,464	15,203,694	225,862,430	27,387,223	10,014,245	—
✧✧LVIP SSGA Emerging Markets 100 Fund	81,779,400	11,965,651	18,765,030	1,643,640	1,180,872	77,804,533	8,886,868	4,428,268	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	248,335,032	112,415,606	60,569,365	(4,998,186)	(16,655,594)	278,527,493	22,303,611	7,247,839	—
✧✧LVIP SSGA International Index Fund	647,625,425	39,223,607	111,720,331	22,374,593	28,517,247	626,020,541	55,805,005	16,076,445	—
Total	$ 7,777,723,044	$1,191,105,607	$1,798,438,585	$ 476,634,243	$ 175,680,043	$ 7,822,704,352		$150,878,375	$192,544,622

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$188,836,917	$ 974,163,453	$1,197,271,580
Sales	269,226,335	1,383,953,785	1,798,438,585
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$928,445,440	$4,806,825,021	$5,732,213,220
Aggregate unrealized appreciation of investments and derivatives	$214,914,888	$1,706,393,567	$2,286,477,469
Aggregate unrealized depreciation of investments and derivatives	(23,508)	(864,265)	(807,108)
Net unrealized appreciation of investments and derivatives	$214,891,380	$1,705,529,302	$2,285,670,361
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$1,114,431,450	$6,367,624,082	$7,822,704,352
Unaffiliated Investment Companies	28,854,483	144,401,358	194,688,838
Total Investments	$1,143,285,933	$6,512,025,440	$8,017,393,190
Derivatives:
Assets:
Futures Contracts	$ 655,077	$ 4,198,689	$ 5,257,695
Derivatives:
Liabilities:
Futures Contracts	$ (29,018)	$ (302,577)	$ (364,443)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2021
Ordinary income	$51,426,336	$286,166,484	$403,016,815
Long-term capital gains	13,861,133	130,864,027	201,917,715
Total	$65,287,469	$417,030,511	$604,934,530
Year ended December 31, 2020
Ordinary income	$21,965,522	$114,468,912	$147,745,656
Long-term capital gains	22,446,391	84,474,296	65,941,099
Total	$44,411,913	$198,943,208	$213,686,755
LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 36,518,453	$ 263,742,347	$ 373,865,016
Undistributed long-term capital gains	30,378,974	160,119,468	196,327,379
Other temporary differences	(63,380,849)	(736,066,666)	(1,032,956,513)
Net unrealized appreciation	214,894,809	1,705,539,732	2,285,701,592
Distributable earnings/(accumulated loss)	$218,411,387	$1,393,334,881	$ 1,822,937,474
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	457,318	678,231	1,171,104	1,775,325	1,127,427	1,544,533
Service Class	2,338,210	3,552,630	5,181,681	6,894,968	3,189,913	3,294,216
Shares reinvested:
Standard Class	382,035	252,236	992,679	499,899	1,341,583	490,355
Service Class	4,006,243	2,882,709	25,136,847	12,849,918	37,122,940	14,093,312
	7,183,806	7,365,806	32,482,311	22,020,110	42,781,863	19,422,416
Shares redeemed:
Standard Class	(523,759)	(867,968)	(2,125,011)	(2,751,293)	(1,656,653)	(2,034,837)
Service Class	(10,666,101)	(11,533,141)	(47,134,291)	(50,345,277)	(61,782,756)	(69,069,778)
	(11,189,860)	(12,401,109)	(49,259,302)	(53,096,570)	(63,439,409)	(71,104,615)
Net decrease	(4,006,054)	(5,035,303)	(16,776,991)	(31,076,460)	(20,657,546)	(51,682,199)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$603,447	Variation margin due to broker on futures contracts	$ (9,733)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	51,630	Variation margin due to broker on futures contracts	(19,285)
Total		$655,077		$(29,018)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,939,069	$(63,317)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(334,945)	(31,698)
Total		$5,604,124	$(95,015)
LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$3,829,209	Variation margin due to broker on futures contracts	$(166,010)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	369,480	Variation margin due to broker on futures contracts	(136,567)
Total		$4,198,689		$(302,577)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,028,267)	$(738,435)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,072,646)	(224,711)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(987,555)	—
Total		$(8,088,468)	$(963,146)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$4,749,202	Variation margin due to broker on futures contracts	$(179,529)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	508,493	Variation margin due to broker on futures contracts	(184,914)
Total		$5,257,695		$(364,443)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 8,586,737	$ (639,758)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,270,108)	(370,709)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,126,583)	—
Total		$ 4,190,046	$(1,010,467)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2021.
Long Derivative Volume
Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 34,446,592
LVIP Global Moderate Allocation Managed Risk Fund	230,513,096
LVIP Global Growth Allocation Managed Risk Fund	299,224,574
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Global Allocation Managed Risk Funds–35

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Global Allocation Managed Risk Funds–36

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by LIAC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds–37

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP Global Conservative Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Conservative Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP Global Moderate Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Moderate Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the respective Morningstar peer group. The Board considered that the net expense ratio of each of the LVIP Global Moderate Allocation Managed Risk Fund (plus AFFE) and the LVIP Global Growth Allocation Managed Risk Fund was lower than the median net expense ratio (plus AFFE) of its respective Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
LVIP Global Allocation Managed Risk Funds–38

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Global Allocation Managed Risk Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Global Allocation Managed Risk Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Allocation Managed Risk Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Allocation Managed Risk Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds–44

LVIP Global Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Global Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Allianz Global Investors U.S. LLC
Mondrian Investment Partners Limited
The Fund returned (5.09%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the FTSE World Government Bond Index1, returned (6.97%).
The FTSE World Government Bond Index (50% hedged into U.S. dollars), fell 4.6% in 2021. Government bond yields modestly rose over the year, and international currencies were generally weak versus the U.S. dollar. The strongest performing markets were the U.S. (down 2.3%) and Canada (down 2.5%). Both countries’ currencies were relatively strong compared to the average currency in the index. The weakest performing markets were Poland (down 14.1%) and Mexico (down 7.6%). The Polish market was weak in Polish zloty terms, as increased inflation pressures led to a significant sell-off in the local market.
Over the 12- month period, the Fund lagged the performance of the benchmark index. The underweight to the U.S. dollar detracted from performance over the period, over a year of relative dollar strength. The modest overweight to the Mexican market also detracted from relative performance, as Mexican yields rose more than other index markets. These positions were broadly offset by the underweight to the relatively weak UK market, which added to performance over the year, as did the allocations to Peru and to the Chinese market that were both added to the portfolio in November. The underweight to the euro also added to relative performance over the year, due to the relative weakness of the currency.
The only derivatives used on the Fund are currency forwards. Currency forwards are employed on the fund to partially hedge bond market positions back to U.S. dollars, as the Fund is managed against a 50% hedged benchmark. Additional currency forwards are used to take currency exposure that corresponds with our proprietary Purchasing Power Parity valuation metrics.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Allianz Global Investors U.S. LLC:	Julian Le Beron
Ranjiv Mann
Sam Hogg
Jayesh Mistry
Mondrian Investment Partners Limited:	Matthew Day
David Wakefield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,166 for the Standard Class shares and to $11,866 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have increased to $11,001. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 5.09%
Five Years	+ 2.98%
Ten Years	+ 1.98%
Service Class Shares
One Year	- 5.33%
Five Years	+ 2.72%
Ten Years	+ 1.73%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.

LVIP Global Income Fund–1

LVIP Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$976.60	0.67%	$3.34
Service Class Shares	1,000.00	975.40	0.92%	4.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–2

LVIP Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	1.55%
Loan Agreements	0.01%
Sovereign Bonds	54.74%
Supranational Banks	3.47%
U.S. Treasury Obligations	37.65%
Common Stock	0.01%
Agency Obligations	0.21%
Money Market Fund	1.60%
Total Investments	99.24%
Receivables and Other Assets Net of Liabilities	0.76%
Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	2.04%
Austria	0.98%
Belgium	1.68%
Canada	0.87%
Chile	0.05%
China	2.86%
Denmark	0.12%
Finland	0.95%
France	3.83%
Germany	4.01%
Ireland	0.16%
Israel	0.12%
Italy	8.37%
Japan	11.89%
Luxembourg	1.74%
Malaysia	0.70%
Mexico	4.69%
Netherlands	3.26%
New Zealand	0.69%
Norway	0.06%
Panama	0.06%
Peru	1.40%
Philippines	1.53%
Poland	0.12%
Romania	0.10%
Russia	0.26%
Singapore	2.55%
South Africa	0.00%
Spain	1.32%
Supranational	0.41%
Sweden	0.07%
Switzerland	0.14%
United Kingdom	2.82%
United States	37.79%
Total	97.64%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	38.56%
AAA	14.55%
AA	8.91%
A	14.23%
BBB	10.80%
Non-Rated	12.95%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Global Income Fund–3

LVIP Global Income Fund
Statement of Net Assets
December 31, 2021
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS–1.55%
Belgium–0.06%
μAgeas SA/NV 1.88% 11/24/51	EUR	400,000	$ 453,573
			453,573
Canada–0.41%
Bank of Nova Scotia 0.50% 4/30/24	EUR	900,000	1,037,573
Royal Bank of Canada 0.25% 5/2/24	EUR	950,000	1,088,908
Toronto-Dominion Bank 0.38% 4/25/24	EUR	900,000	1,034,037
			3,160,518
France–0.27%
Air Liquide Finance SA 1.00% 4/2/25	EUR	900,000	1,058,719
BPCE SA 0.63% 4/28/25	EUR	900,000	1,040,860
			2,099,579
Germany–0.30%
Kreditanstalt fuer Wiederaufbau 2.60% 6/20/37	JPY	200,000,000	2,369,782
			2,369,782
Italy–0.07%
μAssicurazioni Generali SpA 5.00% 6/8/48	EUR	400,000	544,772
			544,772
Mexico–0.03%
Petroleos Mexicanos 6.70% 2/16/32		258,000	260,580
			260,580
Netherlands–0.13%
μArgentum Netherlands BV for Zurich Insurance Co. Ltd. 3.50% 10/1/46	EUR	800,000	1,016,729
			1,016,729
South Africa–0.00%
@K2016470219 South Africa Ltd. PIK 3.00% 12/31/22		103,693	52
			52
Switzerland–0.14%
UBS AG 0.01% 3/31/26	EUR	950,000	1,071,767
			1,071,767
United States–0.14%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50% 10/20/25		1,000,000	1,051,011
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Sanchez Energy Corp. 7.75% 6/15/21		150,000	$ 4,875
			1,055,886
Total Corporate Bonds (Cost $12,835,896)			12,033,238
LOAN AGREEMENTS–0.01%
•Onsite Rental Group Pty Ltd. 6.10% (LIBOR06M + 6.10%) 10/26/23		121,112	84,778
•SCIH Salt Holdings, Inc. 4.75% (LIBOR03M + 4.00%) 3/16/27		7,130	7,053
•Univision Communications, Inc. 4.00% (LIBOR01M + 3.25%) 3/15/26		27	27
Total Loan Agreements (Cost $128,048)			91,858
ΔSOVEREIGN BONDS–54.74%
Australia–2.03%
Australia Government Bond
0.50% 9/21/26	AUD	7,850,000	5,495,400
3.00% 3/21/47	AUD	3,600,000	2,924,560
3.25% 4/21/25	AUD	6,000,000	4,669,416
4.75% 4/21/27	AUD	3,100,000	2,643,926
			15,733,302
Austria–0.98%
Austria Government Bond
1.50% 2/20/47	EUR	1,000,000	1,390,354
6.25% 7/15/27	EUR	4,000,000	6,237,193
			7,627,547
Belgium–1.62%
Belgium Government Bond
0.01% 10/22/31	EUR	4,300,000	4,808,603
0.10% 6/22/30	EUR	900,000	1,031,925
0.40% 6/22/40	EUR	5,750,000	6,224,729
1.70% 6/22/50	EUR	350,000	476,177
			12,541,434
Canada–0.46%
Canada Government Bond
1.00% 6/1/27	CAD	3,650,000	2,848,151
3.50% 12/1/45	CAD	700,000	753,394
			3,601,545
Chile–0.05%
Chile Government International Bond 3.50% 1/25/50		400,000	413,936
			413,936
LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
China–2.86%
China Government Bond
2.68% 5/21/30	CNY	40,500,000	$ 6,260,182
2.85% 6/4/27	CNY	90,000,000	14,254,446
3.81% 9/14/50	CNY	10,000,000	1,679,372
			22,194,000
Denmark–0.12%
Denmark Government Bond 0.50% 11/15/29	DKK	5,600,000	893,721
			893,721
Finland–0.95%
Finland Government Bond 0.50% 9/15/27	EUR	6,200,000	7,377,398
			7,377,398
France–3.56%
French Republic Government Bond O.A.T.
0.50% 6/25/44	EUR	2,600,000	2,826,468
1.25% 5/25/36	EUR	3,000,000	3,786,417
1.25% 5/25/36	EUR	2,250,000	2,839,812
1.50% 5/25/31	EUR	14,130,000	18,153,890
			27,606,587
Germany–3.71%
Bundesobligation 0.01% 4/5/24	EUR	3,900,000	4,508,625
Bundesrepublik Deutschland Bundesanleihe
0.01% 8/15/31	EUR	1,350,000	1,564,625
0.01% 8/15/50	EUR	900,000	980,778
1.25% 8/15/48	EUR	430,000	634,181
2.50% 7/4/44	EUR	3,500,000	6,222,878
4.00% 1/4/37	EUR	6,400,000	11,821,991
4.25% 7/4/39	EUR	1,500,000	3,009,201
			28,742,279
Ireland–0.16%
Ireland Government Bond 0.01% 10/18/31	EUR	1,100,000	1,221,176
			1,221,176
Israel–0.12%
Israel Government Bond - Fixed 2.25% 9/28/28	ILS	2,550,000	905,023
			905,023
Italy–8.30%
Italy Buoni Poliennali Del Tesoro
0.01% 1/15/24	EUR	7,450,000	8,495,393
0.60% 8/1/31	EUR	5,000,000	5,418,827
0.95% 3/1/23	EUR	10,150,000	11,732,782
1.45% 5/15/25	EUR	5,500,000	6,532,230
1.80% 3/1/41	EUR	2,950,000	3,391,854
2.00% 2/1/28	EUR	10,000,000	12,328,790
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
2.45% 9/1/50	EUR	400,000	$ 500,887
2.95% 9/1/38	EUR	8,500,000	11,595,916
4.75% 9/1/44	EUR	2,500,000	4,408,824
			64,405,503
Japan–11.88%
Japan Government 10 yr Bond
0.10% 3/20/28	JPY	1,081,900,000	9,501,025
0.60% 6/20/24	JPY	906,800,000	8,017,569
Japan Government 2 yr Bond 0.10% 12/1/22	JPY	248,200,000	2,161,452
Japan Government 20 yr Bond
0.20% 6/20/36	JPY	850,000,000	7,304,251
0.60% 12/20/37	JPY	1,333,250,000	12,050,480
1.50% 3/20/34	JPY	1,200,000,000	12,074,276
1.60% 6/20/30	JPY	300,000,000	2,963,071
1.90% 6/20/25	JPY	456,000,000	4,237,514
Japan Government 30 yr Bond
0.30% 6/20/46	JPY	1,865,000,000	15,198,704
0.60% 9/20/50	JPY	663,900,000	5,656,684
1.70% 9/20/44	JPY	1,200,000,000	13,006,798
			92,171,824
Malaysia–0.70%
Malaysia Government Bond
3.76% 5/22/40	MYR	2,000,000	458,046
3.90% 11/30/26	MYR	6,000,000	1,487,960
3.90% 11/16/27	MYR	2,750,000	680,656
4.18% 7/15/24	MYR	6,000,000	1,486,690
4.25% 5/31/35	MYR	5,250,000	1,302,393
			5,415,745
Mexico–4.66%
Mexican Bonos
7.50% 6/3/27	MXN	118,000,000	5,778,142
7.75% 5/29/31	MXN	183,950,000	9,081,293
7.75% 11/23/34	MXN	135,000,000	6,641,376
7.75% 11/13/42	MXN	95,000,000	4,502,449
8.00% 11/7/47	MXN	200,000,000	9,679,764
Mexico Government International Bond 2.25% 8/12/36	EUR	400,000	439,552
			36,122,576
Netherlands–3.13%
Netherlands Government Bond
0.25% 7/15/29	EUR	11,850,000	13,949,112
0.50% 1/15/40	EUR	3,500,000	4,242,566
2.75% 1/15/47	EUR	3,300,000	6,110,855
			24,302,533

LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
New Zealand–0.69%
New Zealand Government Bond 1.50% 5/15/31	NZD	8,400,000	$ 5,362,003
			5,362,003
Norway–0.06%
Norway Government Bond 1.25% 9/17/31	NOK	3,950,000	430,499
			430,499
Panama–0.06%
Panama Government International Bond 4.50% 4/16/50		400,000	440,604
			440,604
Peru–1.40%
Peru Government Bond
6.35% 8/12/28	PEN	27,000,000	7,113,144
6.95% 8/12/31	PEN	14,000,000	3,758,345
			10,871,489
Poland–0.12%
Poland Government Bond 2.50% 7/25/26	PLN	3,950,000	924,251
			924,251
Romania–0.10%
Romanian Government International Bonds 3.62% 5/26/30	EUR	650,000	802,089
			802,089
Russia–0.26%
Russia Federal Bond - OFZ 6.90% 5/23/29	RUB	162,300,000	1,999,745
			1,999,745
Singapore–2.55%
Singapore Government Bond
2.38% 6/1/25	SGD	7,700,000	5,947,932
2.88% 7/1/29	SGD	1,000,000	804,740
2.88% 9/1/30	SGD	16,100,000	13,041,772
			19,794,444
Spain–1.32%
Spain Government Bond
0.01% 5/31/24	EUR	2,350,000	2,701,428
0.10% 4/30/31	EUR	2,450,000	2,690,582
0.50% 10/31/31	EUR	2,250,000	2,545,699
1.00% 10/31/50	EUR	600,000	620,036
2.90% 10/31/46	EUR	1,100,000	1,691,403
			10,249,148
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Sweden–0.07%
Sweden Government Bond 0.75% 11/12/29	SEK	4,550,000	$ 526,562
			526,562
United Kingdom–2.82%
United Kingdom Gilt
0.13% 1/31/24	GBP	2,300,000	3,077,871
0.38% 10/22/30	GBP	1,200,000	1,550,351
1.25% 10/22/41	GBP	2,700,000	3,688,917
1.25% 7/31/51	GBP	2,100,000	2,913,803
4.25% 12/7/27	GBP	4,250,000	6,899,025
4.50% 9/7/34	GBP	1,954,632	3,725,647
			21,855,614
Total Sovereign Bonds (Cost $425,369,259)			424,532,577
SUPRANATIONAL BANKS–3.47%
Asian Development Bank 2.35% 6/21/27	JPY	1,200,000,000	11,849,187
European Investment Bank
0.01% 1/14/31	EUR	1,400,000	1,580,036
2.15% 1/18/27	JPY	1,400,000,000	13,501,259
Total Supranational Banks (Cost $27,136,812)			26,930,482
U.S. TREASURY OBLIGATIONS–37.65%
U.S. Treasury Bonds
1.13% 8/15/40		6,300,000	5,500,688
1.38% 8/15/50		9,000,000	7,883,789
2.25% 5/15/41		12,000,000	12,603,750
2.50% 2/15/46		7,900,000	8,726,723
3.13% 8/15/44		3,650,000	4,432,326
3.63% 8/15/43		8,000,000	10,377,500
4.50% 5/15/38		7,300,000	10,207,738
5.38% 2/15/31		14,500,000	19,404,512
U.S. Treasury Notes
0.13% 8/31/22		26,400,000	26,377,312
0.13% 8/15/23		17,000,000	16,861,211
0.13% 2/15/24		1,550,000	1,529,777
0.88% 11/15/30		2,500,000	2,376,856
1.13% 2/28/25		7,570,000	7,596,613
1.25% 11/30/26		4,230,000	4,227,356
1.25% 8/15/31		1,600,000	1,564,250
1.38% 2/15/23		6,100,000	6,163,621
1.38% 6/30/23		3,400,000	3,440,375
1.50% 11/30/24		950,000	964,918
1.63% 8/15/22		19,309,000	19,474,183
1.63% 4/30/23		4,200,000	4,260,539
1.63% 5/31/23		1,700,000	1,725,633
1.63% 2/15/26		18,000,000	18,309,375
1.88% 1/31/22		7,000,000	7,009,637
2.00% 2/15/25		930,000	957,900
2.00% 8/15/25		19,500,000	20,110,898
2.13% 7/31/24		1,500,000	1,547,637

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.13% 5/15/25	1,100,000	$ 1,138,629
2.50% 5/15/24	18,500,000	19,218,320
2.63% 2/28/23	400,000	409,891
2.75% 5/31/23	3,200,000	3,298,750
2.75% 2/28/25	15,900,000	16,756,488
2.75% 2/15/28	17,500,000	18,913,672
2.88% 10/31/23	4,100,000	4,261,598
2.88% 11/30/23	3,900,000	4,059,656
2.88% 5/31/25	250,000	265,068
Total U.S. Treasury Obligations (Cost $284,784,903)		291,957,189
AGENCY OBLIGATIONS–0.21%
European Financial Stability Facility 0.01% 1/20/31	1,400,000	1,578,933
Total Agency Obligations (Cost $1,681,018)		1,578,933

	Number of Shares	Value (U.S. $)
COMMON STOCK–0.01%
Fieldwood Energy, Inc.	900	$ 84,600
=†Holdco Class A	1,232,692	0
=†K2016470219 South Africa Ltd.	7,273	0
Total Common Stock (Cost $106,326)		84,600
MONEY MARKET FUND–1.60%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	12,433,463	12,433,463
Total Money Market Fund (Cost $12,433,463)		12,433,463

TOTAL INVESTMENTS–99.24% (Cost $764,475,725)	769,642,340
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.76%	5,877,655
NET ASSETS APPLICABLE TO 71,502,269 SHARES OUTSTANDING –100.00%	$775,519,995
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($201,393,664 / 18,472,089 Shares)	$10.903
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($574,126,331 / 53,030,180 Shares)	$10.826
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$784,977,517
Distributable earnings/(accumulated loss)	(9,457,522)
TOTAL NET ASSETS	$775,519,995

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ Securities have been classified by country of origin.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
† Non-income producing.
LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)
★ Includes $460,474 cash collateral held at broker for futures contracts, $196,308 variation margin due from broker on futures contracts, $36,968 payable for securities purchased, $281,829 payable for fund shares redeemed, $8,152 cash collateral pledged to brokers for certain open bilateral derivatives, $127,343 other accrued expenses payable and $496,807 due to manager and affiliates as of December 31, 2021.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GSI	AUD	(3,440,000)	USD	2,459,046	3/22/22	$ —	$ (44,283)
GSI	EUR	5,195,000	USD	(5,875,288)	3/14/22	48,253	—
GSI	EUR	(575,000)	USD	649,025	3/22/22	—	(6,741)
GSI	JPY	36,600,000	USD	(322,326)	3/22/22	—	(3,915)
GSI	JPY	(248,214,103)	USD	2,183,941	3/22/22	24,541	—
GSI	MXN	(171,116,412)	USD	7,920,765	3/14/22	—	(327,763)
GSI	MXN	8,763,046	USD	(412,146)	3/14/22	10,270	—
GSI	NZD	(7,666,989)	USD	5,180,569	3/22/22	—	(63,372)
GSI	RUB	(303,082,179)	USD	4,013,770	3/14/22	27,183	—
GSI	RUB	139,280,000	USD	(1,855,056)	3/14/22	—	(23,038)
SSB	AUD	(7,163,500)	USD	5,383,499	1/31/22	171,186	—
SSB	CNY	(142,834,500)	USD	22,221,140	1/28/22	—	(192,763)
SSB	EUR	(47,933,500)	USD	55,770,534	1/31/22	1,164,373	—
SSB	EUR	(16,751,500)	USD	18,890,010	1/31/22	—	(193,410)
SSB	EUR	841,500	USD	(955,022)	1/31/22	3,621	—
SSB	GBP	9,365,500	USD	(12,921,206)	1/31/22	—	(245,461)
SSB	GBP	(8,004,500)	USD	10,865,404	1/31/22	31,706	—
SSB	JPY	(6,211,805,000)	USD	54,479,824	1/31/22	465,068	—
SSB	JPY	2,376,159,000	USD	(21,049,452)	1/31/22	—	(387,559)
SSB	JPY	654,060,000	USD	(5,677,249)	1/31/22	10,130	—
SSB	MXN	(333,630,000)	USD	16,293,073	1/31/22	83,672	—
SSB	MXN	(129,980,500)	USD	6,016,055	1/31/22	—	(299,043)
SSB	MXN	23,824,000	USD	(1,136,707)	1/31/22	20,781	—
SSB	NOK	92,588,500	USD	(11,085,525)	1/31/22	—	(577,687)
SSB	NOK	(42,852,000)	USD	4,786,275	1/31/22	—	(76,984)
SSB	PLN	44,058,500	USD	(11,082,070)	1/31/22	—	(169,884)
SSB	PLN	49,536,500	USD	(11,760,802)	1/31/22	508,148	—
SSB	SGD	(25,765,500)	USD	19,128,290	1/31/22	12,574	—
SSB	SGD	(321,500)	USD	235,436	1/31/22	—	(3,089)
Total Foreign Currency Exchange Contracts						$2,581,506	$(2,614,992)
LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(53)	Australia 10 yr Bonds	$ (5,366,313)	$ (5,382,518)	3/15/22	$ 16,205	$ —
20	Euro- Bund	3,902,094	3,967,696	3/8/22	—	(65,602)
32	EURO-BOBL	4,854,198	4,894,676	3/8/22	—	(40,478)
2	Euro-Buxl	470,747	493,474	3/8/22	—	(22,727)
(34)	Euro-O.A.T.	(6,315,371)	(6,425,263)	3/8/22	109,892	—
2	Japan 10 yr Bonds (OSE)	2,635,660	2,644,006	3/14/22	—	(8,346)
(3)	Long Gilt	(507,175)	(506,723)	3/29/22	—	(452)
88	U.S. Treasury 10 yr Notes	11,481,250	11,369,184	3/22/22	112,066	—
8	U.S. Treasury 5 yr Notes	967,812	970,263	3/31/22	—	(2,451)
11	U.S. Treasury Ultra Bonds	2,168,375	2,133,591	3/22/22	34,784	—
Total Futures Contracts					$272,947	$(140,056)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
AUD–Australian Dollar
BOBL–Bundesobligationen
CAD–Canadian Dollar
CNY–Chinese Yuan
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
ILS–Israeli Shekel
JPY–Japanese Yen
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
PEN–Peruvian Nuevo Sol
PIK–Payment-in-kind
PLN–Polish Zloty
RUB–Russian Rouble
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 11,198,327
Dividends	38,194
Foreign taxes withheld	(57,449)
11,179,072
EXPENSES:
Management fees	5,083,302
Distribution fees-Service Class	1,473,271
Shareholder servicing fees	226,793
Accounting and administration expenses	215,462
Custodian fees	147,040
Professional fees	89,164
Pricing fees	46,808
Reports and statements to shareholders	46,602
Trustees’ fees and expenses	16,600
Consulting fees	2,773
Other	44,198
7,392,013
Less:
Management fees waived	(672,827)
Total operating expenses	6,719,186
NET INVESTMENT INCOME	4,459,886
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	2,596,904
Foreign currencies	(35,602)
Foreign currency exchange contracts	3,495,765
Futures contracts	(132,978)
Swap contracts	(6,129)
Net realized gain	5,917,960
Net change in unrealized appreciation (depreciation) of:
Investments**	(57,546,344)
Foreign currencies	(94,940)
Foreign currency exchange contracts	4,922,225
Futures contracts	110,658
Swap contracts	251,908
Net change in unrealized appreciation (depreciation)	(52,356,493)
NET REALIZED AND UNREALIZED LOSS	(46,438,533)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,978,647)

*	Includes $22,829 foreign capital gains taxes paid.
**	Includes $22,823 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,459,886	$ 7,184,084
Net realized gain	5,917,960	9,493,202
Net change in unrealized appreciation (depreciation)	(52,356,493)	29,174,089
Net increase (decrease) in net assets resulting from operations	(41,978,647)	45,851,375
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,754,525)	(3,224,311)
Service Class	(19,153,018)	(8,802,351)
Return of capital:
Standard Class	(3,192,304)	—
Service Class	(9,052,070)	—
	(38,151,917)	(12,026,662)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	52,790,522	57,039,111
Service Class	69,438,897	59,464,715
Reinvestment of dividends and distributions:
Standard Class	9,946,829	3,224,311
Service Class	28,205,088	8,802,351
	160,381,336	128,530,488
Cost of shares redeemed:
Standard Class	(25,796,814)	(66,085,312)
Service Class	(48,106,177)	(111,777,104)
	(73,902,991)	(177,862,416)
Increase (decrease) in net assets derived from capital share transactions	86,478,345	(49,331,928)
NET INCREASE (DECREASE) IN NET ASSETS	6,347,781	(15,507,215)
NET ASSETS:
Beginning of year	769,172,214	784,679,429
End of year	$775,519,995	$ 769,172,214
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–10

LVIP Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/21 [1]	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.086	$11.522	$11.082	$11.356	$10.866
Income (loss) from investment operations:
Net investment income[2]	0.088	0.138	0.200	0.217	0.188
Net realized and unrealized gain (loss)	(0.693)	0.641	0.547	(0.009)	0.360
Total from investment operations	(0.605)	0.779	0.747	0.208	0.548
Less dividends and distributions from:
Net investment income	(0.175)	(0.198)	(0.307)	(0.398)	—
Net realized gain	(0.217)	(0.017)	—	(0.017)	(0.058)
Return of capital	(0.186)	—	—	(0.067)	—
Total dividends and distributions	(0.578)	(0.215)	(0.307)	(0.482)	(0.058)
Net asset value, end of period	$10.903	$12.086	$11.522	$11.082	$11.356
Total return[3]	(5.09%)	6.78%	6.74%	1.90%	5.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$201,394	$184,379	$182,976	$178,755	$366,308
Ratio of expenses to average net assets	0.67%	0.69%	0.70%	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.76%	0.77%	0.75%	0.74%
Ratio of net investment income to average net assets	0.76%	1.16%	1.73%	1.91%	1.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	1.09%	1.66%	1.84%	1.60%
Portfolio turnover	45%	48%	30%	47%	59%

[1]	Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–11

LVIP Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Service Class
	Year Ended
	12/31/21 [1]	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.006	$11.447	$11.011	$11.284	$10.824
Income (loss) from investment operations:
Net investment income[2]	0.059	0.107	0.170	0.187	0.159
Net realized and unrealized gain (loss)	(0.689)	0.637	0.543	(0.008)	0.359
Total from investment operations	(0.630)	0.744	0.713	0.179	0.518
Less dividends and distributions from:
Net investment income	(0.156)	(0.168)	(0.277)	(0.372)	—
Net realized gain	(0.217)	(0.017)	—	(0.017)	(0.058)
Return of capital	(0.177)	—	—	(0.063)	—
Total dividends and distributions	(0.550)	(0.185)	(0.277)	(0.452)	(0.058)
Net asset value, end of period	$10.826	$12.006	$11.447	$11.011	$11.284
Total return[3]	(5.33%)	6.52%	6.47%	1.65%	4.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$574,126	$584,793	$601,703	$628,282	$691,228
Ratio of expenses to average net assets	0.92%	0.94%	0.95%	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.01%	1.02%	1.00%	0.99%
Ratio of net investment income to average net assets	0.51%	0.91%	1.48%	1.66%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.42%	0.84%	1.41%	1.59%	1.35%
Portfolio turnover	45%	48%	30%	47%	59%

[1]	Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–12

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities, credit default swap (“CDS”) contracts, inflation swap contracts and currency swaps are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP Global Income Fund–13

LVIP Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Net Assets.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Global Income Fund is $1,536,829 and $1,533,897 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   Effective August 17, 2021, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.1025% on the first $350 million of average daily net assets of the Fund; 0.1125% on the next $175 million; 0.1225% on the next $175 million; and 0.1375% on the excess of $700 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to August 17, 2021, the waiver amount was 0.07% of the Fund’s average daily net assets.
Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.
Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays AllianzGI U.S. a fee based on AllianzGI U.S.’s managed portion of the Fund’s average daily net assets. Prior to August 17, 2021, Franklin Advisers, Inc. was responsible for the day-to-day management of a portion of the Fund's investment portfolio.
LVIP Global Income Fund–14

LVIP Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$45,452
Legal	7,352
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,400 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$355,302
Distribution fees payable to LFD	122,325
Shareholder servicing fees payable to Lincoln Life	19,180
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$308,161,495
Purchases of U.S. government securities	128,705,807
Sales other than U.S. government securities	237,707,749
Sales of U.S. government securities	87,284,329
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$764,538,955
Aggregate unrealized appreciation of investments and derivatives	$ 23,160,695
Aggregate unrealized depreciation of investments and derivatives	(18,039,966)
Net unrealized appreciation of investments and derivatives	$ 5,120,729
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Global Income Fund–15

LVIP Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$ 12,033,238	$—	$ 12,033,238
Loan Agreements	—	91,858	—	91,858
Sovereign Bonds	—	424,532,577	—	424,532,577
Supranational Banks	—	26,930,482	—	26,930,482
U.S. Treasury Obligations	—	291,957,189	—	291,957,189
Common Stock	—	84,600	0 *	84,600
Agency Obligations	—	1,578,933	—	1,578,933
Money Market Fund	12,433,463	—	—	12,433,463
Total Investments	$12,433,463	$757,208,877	$—	$769,642,340
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,581,506	$—	$ 2,581,506
Futures Contracts	$ 272,947	$ —	$—	$ 272,947
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(2,614,992)	$—	$(2,614,992)
Futures Contracts	$(140,056)	$ —	$—	$ (140,056)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market on futures contracts, tax adjustments related to Interest Rate Swaps, straddle losses and income accruals for contingent payment debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP Global Income Fund–16

LVIP Global Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$24,482,873	$12,026,662
Long-term capital gains	1,424,670	—
Return of capital	12,244,374	—
Total	$38,151,917	$12,026,662
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Other temporary differences	$(14,501,188)
Net unrealized appreciation	5,043,666
Distributable earnings/(accumulated loss)	$ (9,457,522)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to Net Operating Loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$4,011,115	$(4,011,115)
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	4,551,003	4,775,654
Service Class	5,977,105	5,020,261
Shares reinvested:
Standard Class	886,359	268,179
Service Class	2,529,014	737,622
	13,943,481	10,801,716
Shares redeemed:
Standard Class	(2,221,160)	(5,669,034)
Service Class	(4,186,012)	(9,613,361)
	(6,407,172)	(15,282,395)
Net increase (decrease)	7,536,309	(4,480,679)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP Global Income Fund–17

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities and to reduce transaction costs.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, currency swap contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are
LVIP Global Income Fund–18

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2021, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended December 31, 2021, the Fund used currency swaps to protect against currency fluctuations.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,581,506	Receivables and other assets net of liabilities	$(2,614,992)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	272,947	Receivables and other assets net of liabilities	(140,056)
Total		$2,854,453		$(2,755,048)
LVIP Global Income Fund–19

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$3,495,765	$4,922,225
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(132,978)	110,658
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	49,363	65,888
Swap contracts (Currency contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(115,522)	192,753
Swap contracts (Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	60,030	(6,733)
Total		$3,356,658	$5,284,791
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$95,134,021	$202,906,965
Futures contracts (average notional value)	24,947,776	10,517,515
CDS contracts (average notional value)*	957,031	770,371
Currency swap contracts (average notional value)	223,262	1,246,621
Interest rate swap contracts (average notional value)	517,362	554,316
Inflation rate swap contracts (average notional value)	592,308	—

*Long represents buying protection and short represents selling protection.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP Global Income Fund–20

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Goldman Sachs International	$ 110,247	$ (469,112)	$(358,865)
State Street Bank & Trust Company	2,471,259	(2,145,880)	325,379
Total	$2,581,506	$(2,614,992)	$ (33,486)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Goldman Sachs International	$(358,865)	$—	$—	$—	$—	$(358,865)
State Street Bank & Trust Company	325,379	—	—	—	—	325,379
Total	$ (33,486)	$—	$—	$—	$—	$ (33,486)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Trading in bonds through the China – Hong Kong Bond Connect Program (“BondConnect”) is subject to certain restrictions and risks that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. For example, there is the risk that the Fund may have a limited ability to enforce its rights as a bondholder. These risks are heightened by the underdeveloped state of the Peoples Republic Of China’s investment and banking systems in general.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
LVIP Global Income Fund–21

LVIP Global Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Global Income Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Global Income Fund–23

LVIP Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On June 7-8, 2021, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the “Trust” or “LVIP”) (the “Board”) met to consider, among other things, the approval of a new sub-advisory agreement between Lincoln Investment Advisors Corporation (“LIAC”) and Allianz Global Investors (“Allianz”) (the “Sub-Advisory Agreement”), with respect to the LVIP Global Income Fund, a series of the Trust (the “Fund”). On August 11 and September 13-14, 2021, the Board of the Trust met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and LIAC and (ii) the renewal of the subadvisory agreement with Mondrian Investment Partners Limited (“Mondrian”) (collectively, with the Sub-Advisory Agreement, the “Advisory Agreements”) for the Fund. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had reviewed materials provided by Allianz, Mondrian, LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, Allianz, Mondrian, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. LIAC and Allianz also provided a presentation by representatives of Allianz and Allianz’s responses to LIAC’s request for proposal. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the approval of the Sub-Advisory Agreement with Allianz and the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board also considered that LIAC provided oversight of two subadvisers. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
LVIP Global Income Fund–24

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the net median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. The Board noted that it had approved a new sub-advisory agreement with Allianz in June 2021 to manage a global bond sleeve for the Fund. The Board also noted that Mondrian currently serves as a sub-adviser for the Fund managing a global bond sleeve for the Fund.
In considering the approval of the proposed Sub-Advisory Agreement between LIAC and Allianz on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by Allianz under the proposed Sub-Advisory Agreement. The Board reviewed the services to be provided by Allianz, the backgrounds of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of Allianz. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Allianz were expected to be satisfactory.
In considering the renewal of the subadvisory agreement between LIAC and Mondrian on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that Mondrian manages a portion of the Fund’s assets. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Bond funds category and the FTSE WGBI USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one-, five- and ten-year periods, and above the return of the peer group median and the benchmark index for the three-year period. The Board determined that the services provided by Mondrian were satisfactory. The Board also noted that Allianz was a new sub-adviser for the Fund.
Subadvisory Fees and Economies of Scale. For Allianz, the Board considered comparable sub-advisory information provided by LIAC and noted that the proposed sub-advisory fee schedule was lower than the current sub-advisory fee for the Fund. The Board considered that the proposed sub-advisory fee schedule was negotiated between LIAC and Allianz, an unaffiliated third party, and that LIAC would compensate Allianz from its fees and concluded the proposed sub-advisory fee schedule was reasonable.
The Board reviewed the subadvisory fee schedule for Mondrian, which includes a breakpoint, and the fee schedule of an account with a similar investment strategy managed by Mondrian. The Board considered that Mondrian had agreed to a reduced subadvisory fee effective August 2021 and that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the proposed sub-advisory fee schedule was negotiated between LIAC and Allianz, an unaffiliated third party, and that LIAC would compensate Allianz from its fees. The Board reviewed materials provided by Allianz as to any additional benefits it would receive and noted that Allianz indicated that additional investment mandates improve the profile of the firm’s composite and the business in general.
The Board considered the information provided regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
LVIP Global Income Fund–25

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that approval of the Sub-Advisory Agreement and the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Global Income Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Global Income Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Global Income Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Income Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Income Fund–31

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Government Money Market Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission monthly on Form N-MFP. The Trust’s Form N-MFP is available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 0.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021.
Economic conditions in the United States vastly improved in year two of the pandemic. On inflation, several key barometers indicated that inflation had risen and was elevated throughout the year. At the end of November, the Consumer Price Index (CPI) rose 6.8% on an annual basis, the largest increase in over three decades.
Notable announcements from the Federal Open Market Committee (FOMC or the Committee) during the year were a “technical” adjustments of 0.05% to the interest rate paid on required and excess reserves (IOER) and the offering rate on overnight reverse repurchase agreement (RRP) operations, bringing these “administered rates” to 0.15% and 0.05%, respectively. At the November meeting the FOMC announced that they would begin tapering their asset purchases. And then at their December meeting they made the decision to double the monthly pace of reductions to $30 billion in aggregate.
On December 16, President Biden signed legislation to raise the debt limit by $2.5 trillion, expected to provide the US Government with borrowing authority into at least early 2023.
The main investment themes that dominated most of the year included the ultra-accommodative policy put in place by the FOMC, the large and growing supply versus demand imbalance for front-end securities, and debt ceiling impasse toward the later part of the year. The duration of the Fund was managed to best take advantage of yield movements in this environment. Duration was managed lower at the mid-year point with the expectation that the FOMC would adjust the RRP and IOER rates. After the technical adjustment, a slightly longer duration profile was employed to take advantage of the back-up in yields that followed.
Toward the later part of the year, the debt ceiling impasse dominated headlines. The general market avoidance of Treasury securities which may have matured inside of the default date range pushed yields on surrounding maturities through the RRP rate. Positioning around the debt ceiling dominated the Fund’s strategy during that time as we targeted securities that matured outside of what we believed to be the most vulnerable period.
Following the hawkish tilt of the FOMC’s December meeting, longer dated points on the Treasury bill curve backed-up as the market began to incorporate the possibility of multiple rate hikes through 2022. We took advantage of this repricing to add back some duration into the Fund.
With the debt ceiling impasse now resolved, the U.S. Treasury quickly increased debt issuance to build back its general account balance which had been depleted due to the limitations placed on the Treasury. Overall, net new Treasury bill supply is expected to be positive going forward.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 0.02%
Five Years	+ 0.78%
Ten Years	+ 0.40%
Service Class Shares
One Year	+ 0.02%
Five Years	+ 0.61%
Ten Years	+ 0.32%

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the tables reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.07%	$0.35
Service Class Shares	1,000.00	1,000.10	0.07%	0.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.80	0.07%	$0.36
Service Class Shares	1,000.00	1,024.80	0.07%	0.36

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Security Type/Sector	Percentage of Net Assets
Agency Obligations	35.44%
U.S. Treasury Obligations	23.85%
Repurchase Agreements	40.49%
Money Market Fund	0.04%
Total Investments	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%
LVIP Government Money Market Fund–3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS–35.44%
≠Fannie Mae Discount Notes 0.05% 3/02/22	3,430,000	$ 3,429,714
Federal Farm Credit Banks Funding Corp.
0.07% 8/10/22	12,695,000	12,694,616
•0.08% (SOFR + 0.03%) 1/12/23	8,525,000	8,524,556
•0.10% (SOFR + 0.05%) 5/05/22	6,000,000	5,999,907
•0.10% (SOFR + 0.05%) 9/08/22	5,720,000	5,720,594
•0.10% (SOFR + 0.05%) 8/22/23	5,520,000	5,520,000
•0.10% (SOFR + 0.05%) 9/28/23	3,815,000	3,815,000
•0.11% (SOFR + 0.06%) 1/20/23	2,080,000	2,080,000
•0.11% (SOFR + 0.06%) 11/22/23	7,075,000	7,075,000
•0.13% (SOFR + 0.08%) 11/03/22	5,350,000	5,350,000
•0.14% (SOFR + 0.09%) 10/07/22	3,635,000	3,635,000
•0.15% (SOFR + 0.10%) 9/02/22	4,365,000	4,365,000
•0.21% (USBMMY3M + 0.12%) 5/02/22	1,375,000	1,374,972
•0.23% (SOFR + 0.18%) 1/14/22	3,765,000	3,765,000
•0.24% (SOFR + 0.19%) 7/14/22	3,015,000	3,015,000
•0.26% (FEDL01 + 0.18%) 7/20/22	10,330,000	10,329,439
Federal Farm Credit Discount Notes
≠0.05% 1/07/22	1,790,000	1,789,985
≠0.05% 1/31/22	3,280,000	3,279,863
≠0.05% 3/03/22	10,000,000	9,999,153
≠0.05% 4/19/22	6,770,000	6,768,985
≠0.06% 6/21/22	4,185,000	4,183,807
≠0.08% 1/19/22	3,155,000	3,154,874
≠0.08% 1/28/22	2,760,000	2,759,834
Federal Home Loan Bank Discount Notes
≠0.04% 1/12/22	10,545,000	10,544,871
≠0.05% 1/14/22	2,995,000	2,994,951
≠0.05% 2/08/22	2,490,000	2,489,869
≠0.05% 2/11/22	9,700,000	9,699,448
≠0.05% 2/14/22	9,420,000	9,419,424
≠0.05% 2/15/22	7,685,000	7,684,568
≠0.05% 2/16/22	17,560,000	17,558,990
≠0.05% 2/18/22	7,230,000	7,229,518
≠0.05% 3/02/22	14,455,000	14,453,820
≠0.05% 3/08/22	15,405,000	15,403,729
≠0.05% 3/11/22	780,000	779,933
≠0.05% 3/18/22	17,585,000	17,583,367
≠0.05% 4/01/22	3,440,000	3,439,622
≠0.06% 2/14/22	10,065,000	10,064,323
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
≠0.06% 4/22/22	10,210,000	$ 10,208,237
Federal Home Loan Banks
0.04% 1/12/22	9,485,000	9,484,968
0.04% 1/28/22	14,160,000	14,159,885
0.04% 2/01/22	8,755,000	8,754,917
0.05% 1/25/22	1,330,000	1,329,998
0.05% 1/28/22	4,800,000	4,799,997
0.05% 2/07/22	2,345,000	2,344,997
0.06% 3/22/22	9,980,000	9,979,945
0.06% 5/23/22	4,395,000	4,394,906
•0.06% (SOFR + 0.01%) 3/28/22	700,000	700,000
•0.06% (SOFR + 0.01%) 3/30/22	1,120,000	1,120,000
•0.06% (SOFR + 0.01%) 9/06/22	5,360,000	5,360,000
•0.07% (SOFR + 0.02%) 12/16/22	10,350,000	10,350,000
•0.11% (SOFR + 0.06%) 12/16/22	9,985,000	9,985,000
•0.12% (SOFR + 0.07%) 4/28/22	1,755,000	1,755,000
•0.17% (SOFR + 0.12%) 2/28/22	5,130,000	5,130,000
Federal Home Loan Mortgage Corp.
•0.12% (SOFR + 0.07%) 11/10/22	2,960,000	2,960,000
0.13% 7/25/22	3,920,000	3,920,973
•0.24% (SOFR + 0.19%) 6/02/22	11,845,000	11,845,000
•0.25% (SOFR + 0.20%) 3/11/22	3,345,000	3,345,000
Federal National Mortgage Association
•0.40% (SOFR + 0.35%) 4/07/22	5,220,000	5,220,000
•0.44% (SOFR + 0.39%) 4/15/22	5,690,000	5,690,000
Total Agency Obligations (Cost $380,815,555)		380,815,555
U.S. TREASURY OBLIGATIONS–23.85%
U.S. Treasury Bills
≠0.05% 2/24/22	4,715,000	4,714,646
≠0.05% 3/03/22	62,220,000	62,214,729
≠0.06% 3/01/22	9,822,700	9,821,860
≠0.06% 3/10/22	41,800,000	41,795,657
≠0.08% 3/24/22	8,155,000	8,153,607
≠0.08% 9/08/22	4,086,000	4,083,872
≠0.09% 3/31/22	22,810,000	22,805,207
0.12% 5/03/22	1,455,000	1,454,411
0.13% 5/03/22	21,790,000	21,780,996
≠0.13% 6/16/22	20,300,000	20,287,831
≠0.15% 6/23/22	11,560,000	11,551,945
≠0.16% 6/23/22	6,570,000	6,564,948
LVIP Government Money Market Fund–4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
≠0.18% 6/30/22	1,465,000	$ 1,463,681
≠0.21% 6/30/22	8,225,000	8,216,364
0.40% 12/29/22	2,035,000	2,027,019
U.S. Treasury Cash Management Bill
≠0.07% 4/05/22	550,000	549,899
≠0.08% 4/05/22	1,080,000	1,079,789
•U.S. Treasury Floating Rate 0.13% (USBMMY3M + 0.05%) 1/31/23	15,000,000	15,000,428
U.S. Treasury Notes
0.13% 6/30/22	740,000	740,197
0.38% 3/31/22	250,000	250,172
1.38% 1/31/22	8,475,000	8,484,127
1.75% 2/28/22	250,000	250,659
1.75% 5/15/22	1,065,000	1,071,565
1.75% 6/15/22	195,000	196,479
2.13% 5/15/22	1,665,000	1,677,554
Total U.S. Treasury Obligations (Cost $256,237,642)		256,237,642
REPURCHASE AGREEMENTS–40.49%
Bank of Montreal 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $16,000,022 ( collateralized by U.S. government obligation 0.00% 2/15/23−2/15/39 market value $16,320,000).	16,000,000	16,000,000
Bank of Nova Scotia 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $61,000,085 ( collateralized by U.S. government obligation 0.00%-3.125% 1/15/22−2/15/51 market value $62,220,275).	61,000,000	61,000,000
BNP Paribas SA 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $63,000,088 ( collateralized by U.S. government and U.S. agency obligations 0.00%-7.00% 1/27/22−10/20/51 market value $64,293,444).	63,000,000	63,000,000
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $50,000,069 ( collateralized by U.S. government obligation 1.125%-3.625% 2/29/28−5/31/28 market value $51,000,041).	50,000,000	$ 50,000,000
Goldman Sachs & Co. 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $59,000,082 ( collateralized by U.S. agency obligations 2.25%-6.50% 12/15/35−1/15/57 market value $60,180,000).	59,000,000	59,000,000
Mizuho Securities USA LLC 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $64,000,089 (collateralized by U.S. government obligation 0.75% 04/30/26 market value $65,280,042).	64,000,000	64,000,000
Natixis 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $60,000,083 ( collateralized by U.S. government obligation 0.875%-2.25% 6/30/24−5/15/41 market value $61,200,018).	60,000,000	60,000,000
TD Securities USA LLC 0.05%, dated 12/31/21, to be repurchased on 1/03/22, repurchase price $62,000,086 ( collateralized by U.S. government obligation 2.25%-2.375% 2/15/27−5/15/27 market value $63,240,013).	62,000,000	62,000,000
Total Repurchase Agreements (Cost $435,000,000)		435,000,000

	Number of Shares
MONEY MARKET FUND–0.04%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	413,400	413,400
Total Money Market Fund (Cost $413,400)		413,400

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.82% (Cost $1,072,466,597)Δ	$1,072,466,597
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	1,946,766
NET ASSETS APPLICABLE TO 107,441,652 SHARES OUTSTANDING–100.00%	$1,074,413,363
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($595,454,786 / 59,545,243 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($478,958,577 / 47,896,409 Shares)	$10.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,074,412,345
Distributable earnings/(accumulated loss)	1,018
TOTAL NET ASSETS	$1,074,413,363

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Also the cost for federal income tax purposes.
★ Includes $33,057,267 payable for securities purchased, $1,186,309 payable for fund shares redeemed and $437,345 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
BNP–BNP Paribas
FEDL01–Federal Funds Rate
SOFR–Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–6

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 778,238
EXPENSES:
Management fees	3,572,911
Distribution fees-Service Class	1,173,896
Shareholder servicing fees	291,248
Accounting and administration expenses	211,907
Professional fees	39,532
Trustees’ fees and expenses	21,466
Custodian fees	18,604
Reports and statements to shareholders	17,745
Pricing fees	5,671
Consulting fees	3,045
Other	11,761
5,367,786
Less:
Management fees waived	(3,516,089)
Distribution fees waived-Service Class	(1,173,896)
Total operating expenses	677,801
NET INVESTMENT INCOME	100,437
NET REALIZED GAIN FROM INVESTMENTS	69,871
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 170,308
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 100,437	$ 2,144,584
Net realized gain	69,871	28,958
Net increase in net assets resulting from operations	170,308	2,173,542
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(89,857)	(1,478,499)
Service Class	(79,432)	(704,866)
	(169,289)	(2,183,365)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	562,968,372	613,021,894
Service Class	697,911,700	851,982,914
Reinvestment of dividends and distributions:
Standard Class	89,857	1,478,499
Service Class	79,432	704,866
	1,261,049,361	1,467,188,173
Cost of shares redeemed:
Standard Class	(522,370,967)	(604,011,301)
Service Class	(721,279,168)	(670,926,566)
	(1,243,650,135)	(1,274,937,867)
Increase in net assets derived from capital share transactions	17,399,226	192,250,306
NET INCREASE IN NET ASSETS	17,400,245	192,240,483
NET ASSETS:
Beginning of year	1,057,013,118	864,772,635
End of year	$ 1,074,413,363	$ 1,057,013,118
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–7

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000
Income from investment operations:
Net investment income	0.001	0.028	0.178	0.138	0.041
Total from investment operations	0.001	0.028	0.178	0.138	0.041
Less dividends and distributions from:
Net investment income	(0.001)	(0.028)	(0.178)	(0.138)	(0.041)
Net realized gain	—	—	—	—	— [1]
Total dividends and distributions	(0.001)	(0.028)	(0.178)	(0.138)	(0.041)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000
Total return[2]	0.02%	0.28%	1.79%	1.39%	0.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$595,455	$554,767	$544,284	$493,231	$494,673
Ratio of expenses to average net assets[3]	0.07%	0.29%	0.48%	0.49%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.42%	0.42%	0.45%	0.46%	0.45%
Ratio of net investment income to average net assets[3]	0.01%	0.23%	1.77%	1.38%	0.41%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.34%)	0.10%	1.80%	1.41%	0.48%

[1]	For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–8

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000
Income from investment operations:
Net investment income	0.001	0.019	0.153	0.113	0.018
Net realized and unrealized gain	—	0.001	—	—	—
Total from investment operations	0.001	0.020	0.153	0.113	0.018
Less dividends and distributions from:
Net investment income	(0.001)	(0.020)	(0.153)	(0.113)	(0.018)
Net realized gain	—	—	—	—	— [1]
Total dividends and distributions	(0.001)	(0.020)	(0.153)	(0.113)	(0.018)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000
Total return[2]	0.02%	0.21%	1.54%	1.14%	0.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478,959	$502,246	$320,489	$287,330	$232,364
Ratio of expenses to average net assets[3]	0.07%	0.33%	0.73%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.67%	0.70%	0.71%	0.70%
Ratio of net investment income to average net assets[3]	0.01%	0.19%	1.52%	1.13%	0.18%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.59%)	(0.15%)	1.55%	1.16%	0.23%

[1]	For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–9

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2021, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund–10

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$58,833
Legal	9,511
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,442 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	Total
LFD	$ 1,173,896	$ 1,173,896
LIAC	3,516,089	3,516,089
Total	$4,689,985	$4,689,985
LVIP Government Money Market Fund–11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$308,479
Distribution fees payable to LFD	103,412
Printing and mailing fees payable to Lincoln Life	232
Shareholder servicing fees payable to Lincoln Life	25,222
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$ —	$ 380,815,555	$—	$ 380,815,555
U.S. Treasury Obligations	—	256,237,642	—	256,237,642
Repurchase Agreements	—	435,000,000	—	435,000,000
Money Market Fund	413,400	—	—	413,400
Total Investments	$413,400	$1,072,053,197	$—	$1,072,466,597
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$169,289	$2,177,090
Long-term capital gains	—	6,275
Total	$169,289	$2,183,365
LVIP Government Money Market Fund–12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,018
Distributable earnings/(accumulated loss)	$1,018
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	56,296,517	61,302,189
Service Class	69,790,908	85,198,291
Shares reinvested:
Standard Class	8,986	147,850
Service Class	7,943	70,487
	126,104,354	146,718,817
Shares redeemed:
Standard Class	(52,236,694)	(60,401,130)
Service Class	(72,127,528)	(67,092,657)
	(124,364,222)	(127,493,787)
Net increase	1,740,132	19,225,030
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
LVIP Government Money Market Fund–13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Government Money Market Fund–15

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Government Money Market Fund–16

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the LVIP Government Money Market Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.
Performance. The Board reviewed the LVIP Government Money Market Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Money Market Taxable funds category and the FTSE Treasury Bill 3 Month USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered that the Fund had been restructured as a government money market fund and that BlackRock became the Fund’s subadviser in April 2016. The Board determined that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable funds subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Government Money Market Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Government Money Market Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Invesco Select Equity Income Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Income Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Invesco Advisors, Inc.
Invesco Capital Management LLC
Schroder Investment Management North America Inc.
The Fund returned 20.60% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the LVIP Invesco Select Equity Income Composite1, returned 20.91% and its broad-based benchmark index, the Russell 1000 Value Index2, returned 25.16%.
US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. However, approval of a third COVID-19 vaccine boosted investors’ optimism for an economic recovery. Stocks continued to hit all-time highs through the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Despite the Consumer Price Index (CPI) increasing in June through September, the Federal Reserve (the Fed) declined to raise interest rates at its September meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. During the fourth quarter of 2021 record inflation was reported and the emergence of a new COVID-19 variant. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October, causing higher gas prices for consumers and pushing energy stocks higher. To combat inflation, the Fed announced to end its asset purchase program by March 2022 and the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end.
Equities was a contributor on a relative basis versus the benchmark. Stock selection within Industrials, Financials and Energy, along with an underweight to Communications services were contributors within equities. Holdings Conoco Phillips, Devon Energy, Johnson Controls and Hartford Financial Services were some of the top contributors to absolute performance. Stock selection within Consumer Staples, Healthcare and Consumer Discretionary were detractors to relative performance within equities. Holdings Pfizer, Procter and Gamble and Campbell Soup, along with underweights to United Health and Exxon Mobile were some of the top detractors.
Fixed income was a detractor to performance versus the benchmark. The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the benchmark during the year and detracted from relative performance. Convertible securities are not held within the benchmark and had flat returns for the year; therefore, acted as a detractor. Investment grade bonds posted negative returns during 2021 from bond yields rising from historic lows, as bond prices typically fall inversely from higher yields.
The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a slight positive impact on the Fund’s relative performance for the fiscal year.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a neutral impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Invesco Advisors, Inc.:	Peter Santoro
Brian Jurkash
Matthew Titus
Robert Botard
Chuck Burge
Sergio Marcheli
Christopher McMeans
Caroline Le Feuvre
Invesco Capital Management LLC:	Peter Hubbard
Michael Jeanette
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Invesco Select Equity Income Managed Volatility Fund–1

LVIP Invesco Select Equity Income Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP Invesco Select Equity Income Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Income Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,924 for the Standard Class shares and to $16,457 for the Service Class shares. For comparison, look at how the LVIP Invesco Select Equity Income Composite and Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $20,519 and $21,734, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 20.60%
Five Years	+ 10.70%
Inception (1/2/14)	+ 6.80%
Service Class Shares
One Year	+ 20.19%
Five Years	+ 10.31%
Inception (1/2/14)	+ 6.43%
1. The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LIAC, the Fund's Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000® Value Index and 15% Bloomberg U.S. Govt/Credit Index.
2. The Russell 1000®Value Index measures the performance of those companies in the Russell 1000®Index with lower price-to-book ratios and lower forecasted the Russell 1000® Index with lower price-to-book ratios and lower forecasted the Russell 1000®Index with lower price-to-book ratios and lower forecasted growth values.

LVIP Invesco Select Equity Income Managed Volatility Fund–2

LVIP Invesco Select Equity Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,056.80	0.57%	$2.96
Service Class Shares	1,000.00	1,055.00	0.92%	4.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.57%	$2.91
Service Class Shares	1,000.00	1,020.50	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Invesco Select Equity Income Managed Volatility Fund–3

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	81.65%
Aerospace & Defense	2.58%
Air Freight & Logistics	0.69%
Airlines	0.13%
Auto Components	0.07%
Automobiles	1.11%
Banks	6.80%
Beverages	1.69%
Biotechnology	1.08%
Building Products	0.60%
Capital Markets	3.70%
Chemicals	1.91%
Commercial Services & Supplies	0.36%
Communications Equipment	1.58%
Construction & Engineering	0.30%
Construction Materials	0.15%
Consumer Finance	1.03%
Containers & Packaging	0.52%
Distributors	0.07%
Diversified Financial Services	0.26%
Diversified Telecommunication Services	0.95%
Electric Utilities	2.84%
Electrical Equipment	0.95%
Electronic Equipment, Instruments & Components	1.11%
Energy Equipment & Services	0.15%
Entertainment	1.37%
Equity Real Estate Investment Trusts	1.79%
Food & Staples Retailing	1.53%
Food Products	2.03%
Health Care Equipment & Supplies	2.42%
Health Care Providers & Services	3.77%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	1.98%
Household Durables	0.22%
Household Products	0.38%
Industrial Conglomerates	0.28%
Insurance	3.06%
Interactive Media & Services	0.39%
Internet & Direct Marketing Retail	0.56%
IT Services	3.71%
Leisure Products	0.05%
Life Sciences Tools & Services	0.59%
Machinery	2.40%
Media	1.99%
Metals & Mining	0.66%
Multiline Retail	0.67%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	1.14%
Oil, Gas & Consumable Fuels	4.45%
Personal Products	0.36%
Pharmaceuticals	4.54%
Professional Services	0.28%
Real Estate Management & Development	0.88%
Road & Rail	0.99%
Semiconductors & Semiconductor Equipment	2.78%
Software	1.78%
Specialty Retail	1.61%
Technology Hardware, Storage & Peripherals	0.55%
Textiles, Apparel & Luxury Goods	0.34%
Tobacco	0.70%
Trading Companies & Distributors	0.15%
Water Utilities	0.08%
Wireless Telecommunication Services	0.39%
Convertible Preferred Stock	0.07%
Preferred Stock	0.00%
Agency Obligation	0.02%
Convertible Bonds	2.54%
Corporate Bonds	4.85%
Aerospace & Defense	0.07%
Agriculture	0.07%
Airlines	0.02%
Auto Manufacturers	0.13%
Banks	0.66%
Beverages	0.07%
Biotechnology	0.06%
Chemicals	0.00%
Computers	0.18%
Diversified Financial Services	0.53%
Electric	0.19%
Electronics	0.03%
Entertainment	0.09%
Food	0.01%
Forest Products & Paper	0.01%
Gas	0.01%
Health Care Products	0.01%
Health Care Services	0.03%
Insurance	0.56%
Internet	0.11%
Machinery Diversified	0.07%
Media	0.24%
Metal Fabricate & Hardware	0.01%
Mining	0.01%
Oil & Gas	0.08%
Pharmaceuticals	0.33%

LVIP Invesco Select Equity Income Managed Volatility Fund–4

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Pipelines	0.23%
Private Equity	0.07%
Real Estate Investment Trusts	0.22%
Retail	0.14%
Semiconductors	0.13%
Software	0.15%
Telecommunications	0.22%
Transportation	0.11%
U.S. Treasury Obligations	4.15%
Money Market Fund	6.39%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Bank of America Corp.	1.58%
Cisco Systems, Inc.	1.43%
Wells Fargo & Co.	1.37%
Cognizant Technology Solutions Corp. Class A	1.36%
Raytheon Technologies Corp.	1.28%
Johnson & Johnson	1.19%
ConocoPhillips	1.17%
Comcast Corp. Class A	1.15%
Merck & Co., Inc.	1.14%
CVS Health Corp.	1.04%
Total	12.71%

IT–Information Technology
LVIP Invesco Select Equity Income Managed Volatility Fund–5

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–81.65%
Aerospace & Defense–2.58%
†Boeing Co.	1,755	$ 353,317
General Dynamics Corp.	12,332	2,570,852
L3Harris Technologies, Inc.	1,675	357,177
Lockheed Martin Corp.	1,099	390,596
Northrop Grumman Corp.	1,063	411,455
Raytheon Technologies Corp.	78,384	6,745,727
Textron, Inc.	31,350	2,420,220
†TransDigm Group, Inc.	586	372,860
		13,622,204
Air Freight & Logistics–0.69%
CH Robinson Worldwide, Inc.	3,902	419,972
Expeditors International of Washington, Inc.	2,918	391,858
FedEx Corp.	1,548	400,375
United Parcel Service, Inc. Class B	11,449	2,453,979
		3,666,184
Airlines–0.13%
†Delta Air Lines, Inc.	9,466	369,931
†Southwest Airlines Co.	8,024	343,748
		713,679
Auto Components–0.07%
†Aptiv PLC	2,134	352,003
		352,003
Automobiles–1.11%
Ford Motor Co.	19,377	402,460
†General Motors Co.	87,030	5,102,569
†Tesla, Inc.	324	342,397
		5,847,426
Banks–6.80%
Bank of America Corp.	187,581	8,345,479
Citigroup, Inc.	5,664	342,049
Citizens Financial Group, Inc.	57,062	2,696,180
Comerica, Inc.	27,486	2,391,282
Cullen/Frost Bankers, Inc.	12,626	1,591,760
Fifth Third Bancorp	46,152	2,009,920
First Republic Bank	1,718	354,784
JPMorgan Chase & Co.	2,335	369,747
KeyCorp	16,077	371,861
M&T Bank Corp.	15,611	2,397,537
PNC Financial Services Group, Inc.	8,196	1,643,462
Regions Financial Corp.	15,859	345,726
†SVB Financial Group	516	349,972
Truist Financial Corp.	46,340	2,713,207
U.S. Bancorp	6,524	366,453
Wells Fargo & Co.	150,937	7,241,957
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Zions Bancorp NA	38,333	$ 2,421,112
		35,952,488
Beverages–1.69%
†Anheuser-Busch InBev SA/NV	19,045	1,152,870
Brown-Forman Corp. Class B	4,996	364,009
Coca-Cola Co.	44,307	2,623,417
Constellation Brands, Inc. Class A	1,596	400,548
Diageo PLC	29,762	1,625,877
Heineken NV	13,900	1,564,474
Keurig Dr Pepper, Inc.	10,688	393,960
†Monster Beverage Corp.	4,206	403,944
PepsiCo, Inc.	2,293	398,317
		8,927,416
Biotechnology–1.08%
AbbVie, Inc.	12,299	1,665,285
Amgen, Inc.	1,793	403,371
†Biogen, Inc.	1,460	350,283
†BioMarin Pharmaceutical, Inc.	4,109	363,030
†BioNTech SE ADR	1,271	327,664
†CureVac NV	9,141	313,628
Gilead Sciences, Inc.	5,470	397,177
†Incyte Corp.	5,824	427,482
†Moderna, Inc.	1,424	361,667
†Regeneron Pharmaceuticals, Inc.	567	358,072
†Seagen, Inc.	2,045	316,157
†Vertex Pharmaceuticals, Inc.	2,054	451,058
		5,734,874
Building Products–0.60%
Carrier Global Corp.	6,575	356,628
Johnson Controls International PLC	30,095	2,447,024
Trane Technologies PLC	1,889	381,635
		3,185,287
Capital Markets–3.70%
Ameriprise Financial, Inc.	1,231	371,343
Bank of New York Mellon Corp.	6,583	382,341
BlackRock, Inc.	410	375,380
Blackstone, Inc.	2,565	331,885
Charles Schwab Corp.	62,950	5,294,095
CME Group, Inc.	1,658	378,787
†Coinbase Global, Inc. Class A	1,129	284,926
Franklin Resources, Inc.	10,835	362,864
Goldman Sachs Group, Inc.	7,903	3,023,293
Intercontinental Exchange, Inc.	2,819	385,555
LVIP Invesco Select Equity Income Managed Volatility Fund–6

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
KKR & Co., Inc.	4,797	$ 357,376
MarketAxess Holdings, Inc.	1,043	428,955
Moody's Corp.	968	378,081
Morgan Stanley	29,653	2,910,738
MSCI, Inc.	572	350,459
Nasdaq, Inc.	1,781	374,028
Northern Trust Corp.	3,115	372,585
†Robinhood Markets, Inc.	12,961	230,187
S&P Global, Inc.	800	377,544
State Street Corp.	23,731	2,206,983
T Rowe Price Group, Inc.	1,785	351,002
		19,528,407
Chemicals–1.91%
Air Products & Chemicals, Inc.	1,239	376,978
†Axalta Coating Systems Ltd.	33,405	1,106,374
Celanese Corp.	2,266	380,824
Corteva, Inc.	48,546	2,295,255
Dow, Inc.	6,553	371,686
DuPont de Nemours, Inc.	25,798	2,083,963
Ecolab, Inc.	1,599	375,109
International Flavors & Fragrances, Inc.	2,504	377,228
Linde PLC	1,130	391,466
LyondellBasell Industries NV Class A	4,201	387,458
Nutrien Ltd.	15,047	1,131,008
PPG Industries, Inc.	2,303	397,129
Sherwin-Williams Co.	1,130	397,941
		10,072,419
Commercial Services & Supplies–0.36%
Cintas Corp.	841	372,706
†Copart, Inc.	2,466	373,895
Republic Services, Inc.	2,754	384,045
Waste Connections, Inc.	2,733	372,426
Waste Management, Inc.	2,300	383,870
		1,886,942
Communications Equipment–1.58%
†Arista Networks, Inc.	2,864	411,700
Cisco Systems, Inc.	119,081	7,546,163
Motorola Solutions, Inc.	1,484	403,203
		8,361,066
Construction & Engineering–0.30%
Quanta Services, Inc.	13,943	1,598,704
		1,598,704
Construction Materials–0.15%
Martin Marietta Materials, Inc.	898	395,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials (continued)
Vulcan Materials Co.	1,888	$ 391,911
		787,498
Consumer Finance–1.03%
American Express Co.	26,485	4,332,946
Capital One Financial Corp.	2,436	353,439
Discover Financial Services	3,285	379,615
Synchrony Financial	7,848	364,069
		5,430,069
Containers & Packaging–0.52%
Amcor PLC	31,572	379,180
Avery Dennison Corp.	4,036	874,076
Ball Corp.	3,925	377,860
International Paper Co.	23,423	1,100,412
		2,731,528
Distributors–0.07%
Genuine Parts Co.	2,737	383,727
		383,727
Diversified Financial Services–0.26%
†Berkshire Hathaway, Inc. Class B	1,322	395,278
Voya Financial, Inc.	15,115	1,002,276
		1,397,554
Diversified Telecommunication Services–0.95%
AT&T, Inc.	96,425	2,372,055
Deutsche Telekom AG	82,615	1,526,518
†Liberty Global PLC Class C	13,415	376,827
Lumen Technologies, Inc.	28,164	353,458
Verizon Communications, Inc.	7,389	383,932
		5,012,790
Electric Utilities–2.84%
American Electric Power Co., Inc.	35,577	3,165,286
Avangrid, Inc.	7,346	366,419
Duke Energy Corp.	3,817	400,403
Edison International	5,790	395,168
Entergy Corp.	32,568	3,668,785
Eversource Energy	4,480	407,590
Exelon Corp.	62,055	3,584,297
FirstEnergy Corp.	33,777	1,404,785
NextEra Energy, Inc.	4,255	397,247
PPL Corp.	13,230	397,694
Southern Co.	5,995	411,137
Xcel Energy, Inc.	5,772	390,764
		14,989,575
Electrical Equipment–0.95%
ABB Ltd.	39,969	1,523,330

LVIP Invesco Select Equity Income Managed Volatility Fund–7

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
AMETEK, Inc.	2,637	$ 387,745
Eaton Corp. PLC	2,181	376,920
Emerson Electric Co.	25,631	2,382,914
Rockwell Automation, Inc.	1,078	376,060
		5,046,969
Electronic Equipment, Instruments & Components–1.11%
Amphenol Corp. Class A	4,414	386,048
CDW Corp.	1,888	386,625
Corning, Inc.	37,939	1,412,469
†Keysight Technologies, Inc.	1,903	392,988
TE Connectivity Ltd.	17,970	2,899,280
†Zebra Technologies Corp. Class A	620	369,024
		5,846,434
Energy Equipment & Services–0.15%
Baker Hughes Co.	16,662	400,888
Schlumberger NV	12,503	374,465
		775,353
Entertainment–1.37%
Activision Blizzard, Inc.	6,023	400,710
Electronic Arts, Inc.	2,795	368,660
†Netflix, Inc.	2,958	1,782,018
†ROBLOX Corp. Class A	2,790	287,816
†Roku, Inc.	1,604	366,033
†Walt Disney Co.	26,202	4,058,428
		7,263,665
Equity Real Estate Investment Trusts–1.79%
Alexandria Real Estate Equities, Inc.	1,793	399,767
American Tower Corp.	1,439	420,908
AvalonBay Communities, Inc.	1,552	392,020
Boston Properties, Inc.	3,213	370,073
Crown Castle International Corp.	2,044	426,665
Digital Realty Trust, Inc.	2,236	395,481
Equinix, Inc.	476	402,620
Equity Residential	4,367	395,214
Essex Property Trust, Inc.	1,080	380,408
Healthpeak Properties, Inc.	10,982	396,340
Prologis, Inc.	2,501	421,068
Public Storage	1,131	423,627
Realty Income Corp.	5,298	379,284
SBA Communications Corp.	1,088	423,254
Simon Property Group, Inc.	2,254	360,122
Ventas, Inc.	7,317	374,045
Welltower, Inc.	4,464	382,877
Weyerhaeuser Co.	65,720	2,706,350
		9,450,123
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.53%
Costco Wholesale Corp.	692	$ 392,848
Kroger Co.	9,188	415,849
Sysco Corp.	20,532	1,612,788
†U.S. Foods Holding Corp.	33,788	1,176,836
Walgreens Boots Alliance, Inc.	7,885	411,282
Walmart, Inc.	28,185	4,078,088
		8,087,691
Food Products–2.03%
Archer-Daniels-Midland Co.	5,750	388,642
Campbell Soup Co.	39,258	1,706,153
Conagra Brands, Inc.	12,058	411,781
General Mills, Inc.	6,057	408,121
Hershey Co.	2,094	405,126
Hormel Foods Corp.	8,813	430,162
J M Smucker Co.	2,971	403,521
Kellogg Co.	6,067	390,836
Kraft Heinz Co.	67,966	2,439,979
McCormick & Co., Inc.	4,413	426,340
Mondelez International, Inc. Class A	6,120	405,817
Nestle SA	17,923	2,502,361
Tyson Foods, Inc. Class A	4,610	401,808
		10,720,647
Health Care Equipment & Supplies–2.42%
Abbott Laboratories	2,921	411,101
†Align Technology, Inc.	550	361,449
Baxter International, Inc.	4,740	406,881
Becton Dickinson & Co.	9,542	2,399,622
†Boston Scientific Corp.	9,156	388,947
†Dexcom, Inc.	586	314,653
†Edwards Lifesciences Corp.	3,166	410,155
†IDEXX Laboratories, Inc.	580	381,907
†Intuitive Surgical, Inc.	1,077	386,966
Medtronic PLC	42,184	4,363,935
ResMed, Inc.	1,443	375,873
Stryker Corp.	4,990	1,334,426
Zimmer Biomet Holdings, Inc.	9,905	1,258,331
		12,794,246
Health Care Providers & Services–3.77%
AmerisourceBergen Corp.	3,117	414,218
Anthem, Inc.	9,993	4,632,155
Cardinal Health, Inc.	7,756	399,357
†Centene Corp.	20,169	1,661,926
Cigna Corp.	9,611	2,206,974
CVS Health Corp.	53,073	5,475,011
HCA Healthcare, Inc.	1,571	403,621
Humana, Inc.	862	399,847
†Laboratory Corp. of America Holdings	1,304	409,730

LVIP Invesco Select Equity Income Managed Volatility Fund–8

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
McKesson Corp.	8,074	$ 2,006,954
Quest Diagnostics, Inc.	2,530	437,715
UnitedHealth Group, Inc.	852	427,823
Universal Health Services, Inc. Class B	7,942	1,029,760
		19,905,091
Health Care Technology–0.15%
Cerner Corp.	5,104	474,009
†Veeva Systems, Inc. Class A	1,232	314,751
		788,760
Hotels, Restaurants & Leisure–1.98%
†Airbnb, Inc. Class A	1,914	318,662
†Booking Holdings, Inc.	870	2,087,330
†Carnival Corp.	18,336	368,920
†Chipotle Mexican Grill, Inc.	212	370,629
Darden Restaurants, Inc.	5,127	772,331
†DraftKings, Inc. Class A	10,395	285,551
†Expedia Group, Inc.	2,145	387,644
†Hilton Worldwide Holdings, Inc.	2,558	399,022
†Las Vegas Sands Corp.	34,443	1,296,435
†Marriott International, Inc. Class A	2,384	393,932
McDonald's Corp.	11,183	2,997,827
Starbucks Corp.	3,342	390,914
Yum! Brands, Inc.	2,909	403,944
		10,473,141
Household Durables–0.22%
DR Horton, Inc.	3,678	398,879
Garmin Ltd.	2,631	358,263
Lennar Corp. A	3,372	391,692
		1,148,834
Household Products–0.38%
Church & Dwight Co., Inc.	4,074	417,585
Clorox Co.	2,211	385,510
Colgate-Palmolive Co.	4,867	415,350
Kimberly-Clark Corp.	2,754	393,602
Procter & Gamble Co.	2,558	418,437
		2,030,484
Industrial Conglomerates–0.28%
3M Co.	2,096	372,313
General Electric Co.	3,759	355,113
Honeywell International, Inc.	1,720	358,637
Roper Technologies, Inc.	754	370,862
		1,456,925
Insurance–3.06%
Aflac, Inc.	6,777	395,709
Allstate Corp.	3,357	394,951
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
American International Group, Inc.	61,529	$ 3,498,539
Aon PLC Class A	1,243	373,596
Arthur J Gallagher & Co.	2,265	384,303
Chubb Ltd.	1,995	385,653
Hartford Financial Services Group, Inc.	47,076	3,250,127
†Markel Corp.	302	372,668
Marsh & McLennan Cos., Inc.	2,219	385,707
MetLife, Inc.	6,145	384,001
Principal Financial Group, Inc.	5,301	383,421
Progressive Corp.	4,104	421,276
Prudential Financial, Inc.	3,527	381,763
Travelers Cos., Inc.	20,566	3,217,139
Willis Towers Watson PLC	8,174	1,941,243
		16,170,096
Interactive Media & Services–0.39%
†Alphabet, Inc. Class A	126	365,027
†Match Group, Inc.	2,667	352,711
†Meta Platforms, Inc. Class A	1,087	365,612
†Pinterest, Inc. Class A	8,394	305,122
†Snap, Inc. Class A	7,322	344,354
†Twitter, Inc.	7,763	335,517
		2,068,343
Internet & Direct Marketing Retail–0.56%
†Amazon.com, Inc.	397	1,323,733
†Coupang, Inc.	13,834	406,443
†DoorDash, Inc. Class A	1,746	259,979
eBay, Inc.	5,036	334,894
†MercadoLibre, Inc.	264	355,978
†Wayfair, Inc. Class A	1,368	259,879
		2,940,906
IT Services–3.71%
Accenture PLC Class A	1,015	420,768
†Akamai Technologies, Inc.	3,337	390,563
Automatic Data Processing, Inc.	6,759	1,666,634
†Block, Inc.	1,669	269,560
Cognizant Technology Solutions Corp. Class A	80,807	7,169,197
†EPAM Systems, Inc.	566	378,343
Fidelity National Information Services, Inc.	17,091	1,865,483
†Fiserv, Inc.	16,346	1,696,551
†FleetCor Technologies, Inc.	1,625	363,740
Global Payments, Inc.	2,984	403,377
International Business Machines Corp.	15,179	2,028,825
Mastercard, Inc. Class A	1,106	397,408
†Okta, Inc.	1,561	349,929

LVIP Invesco Select Equity Income Managed Volatility Fund–9

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Paychex, Inc.	2,964	$ 404,586
†PayPal Holdings, Inc.	1,905	359,245
†Snowflake, Inc. Class A	957	324,184
†Twilio, Inc. Class A	1,319	347,345
†VeriSign, Inc.	1,507	382,507
Visa, Inc. Class A	1,844	399,613
		19,617,858
Leisure Products–0.05%
†Peloton Interactive, Inc. Class A	7,972	285,079
		285,079
Life Sciences Tools & Services–0.59%
Agilent Technologies, Inc.	2,286	364,960
Danaher Corp.	1,196	393,496
†Illumina, Inc.	990	376,635
†IQVIA Holdings, Inc.	1,400	394,996
†Mettler-Toledo International, Inc.	239	405,633
Thermo Fisher Scientific, Inc.	582	388,334
†Waters Corp.	1,073	399,800
West Pharmaceutical Services, Inc.	836	392,092
		3,115,946
Machinery–2.40%
Caterpillar, Inc.	9,040	1,868,930
Cummins, Inc.	1,652	360,367
Deere & Co.	5,319	1,823,832
Dover Corp.	2,133	387,353
Flowserve Corp.	33,151	1,014,421
Fortive Corp.	4,749	362,301
Illinois Tool Works, Inc.	1,552	383,034
Otis Worldwide Corp.	4,356	379,277
PACCAR, Inc.	4,351	384,019
Parker-Hannifin Corp.	6,659	2,118,361
Pentair PLC	20,139	1,470,751
Stanley Black & Decker, Inc.	11,394	2,149,136
		12,701,782
Media–1.99%
†Charter Communications, Inc. Class A	3,349	2,183,448
Comcast Corp. Class A	120,990	6,089,427
Fox Corp. Class A	9,636	355,568
†Liberty Broadband Corp.	2,265	364,892
†Liberty Media Corp. - Liberty SiriusXM	7,212	366,730
Omnicom Group, Inc.	5,598	410,165
Sirius XM Holdings, Inc.	60,697	385,426
ViacomCBS, Inc. Class B	11,163	336,899
		10,492,555
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–0.66%
Barrick Gold Corp.	48,013	$ 912,247
Freeport-McMoRan, Inc.	9,813	409,497
Newmont Corp.	28,610	1,774,392
Nucor Corp.	3,280	374,412
		3,470,548
Multiline Retail–0.67%
Dollar General Corp.	1,648	388,648
†Dollar Tree, Inc.	2,743	385,446
Target Corp.	11,991	2,775,197
		3,549,291
Multi-Utilities–1.14%
Ameren Corp.	4,401	391,733
CMS Energy Corp.	6,169	401,293
Consolidated Edison, Inc.	4,815	410,816
Dominion Energy, Inc.	40,780	3,203,677
DTE Energy Co.	3,332	398,307
Public Service Enterprise Group, Inc.	5,957	397,511
Sempra Energy	3,060	404,777
WEC Energy Group, Inc.	4,151	402,937
		6,011,051
Oil, Gas & Consumable Fuels–4.45%
Canadian Natural Resources Ltd.	23,529	994,209
Cheniere Energy, Inc.	3,605	365,619
Chevron Corp.	44,196	5,186,401
ConocoPhillips	85,921	6,201,778
Devon Energy Corp.	38,576	1,699,273
EOG Resources, Inc.	4,385	389,519
Exxon Mobil Corp.	6,193	378,950
Hess Corp.	4,940	365,708
Kinder Morgan, Inc.	23,251	368,761
Marathon Petroleum Corp.	6,233	398,850
Occidental Petroleum Corp.	12,902	374,029
ONEOK, Inc.	6,122	359,729
Phillips 66	5,394	390,849
Pioneer Natural Resources Co.	20,775	3,778,557
TotalEnergies SE	29,527	1,500,303
Valero Energy Corp.	5,439	408,523
Williams Cos., Inc.	13,703	356,826
		23,517,884
Personal Products–0.36%
Estee Lauder Cos., Inc. Class A	1,063	393,522
L'Oreal SA	3,190	1,514,285
		1,907,807
Pharmaceuticals–4.54%
Bristol-Myers Squibb Co.	66,806	4,165,354

LVIP Invesco Select Equity Income Managed Volatility Fund–10

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	8,740	$ 2,414,163
GlaxoSmithKline PLC	51,242	1,114,315
Johnson & Johnson	36,846	6,303,245
Merck & Co., Inc.	78,876	6,045,057
Pfizer, Inc.	26,316	1,553,960
Royalty Pharma PLC Class A	9,041	360,284
Sanofi	15,903	1,603,790
Zoetis, Inc.	1,659	404,846
		23,965,014
Professional Services–0.28%
†CoStar Group, Inc.	4,607	364,091
Equifax, Inc.	1,277	373,893
IHS Markit Ltd.	2,858	379,885
Verisk Analytics, Inc.	1,633	373,516
		1,491,385
Real Estate Management & Development–0.88%
†CBRE Group, Inc. Class A	38,781	4,208,126
†Zillow Group, Inc.	6,601	421,474
		4,629,600
Road & Rail–0.99%
CSX Corp.	97,737	3,674,911
Norfolk Southern Corp.	1,349	401,611
Old Dominion Freight Line, Inc.	1,067	382,392
†Uber Technologies, Inc.	8,495	356,195
Union Pacific Corp.	1,556	392,003
		5,207,112
Semiconductors & Semiconductor Equipment–2.78%
†Advanced Micro Devices, Inc.	2,380	342,482
Analog Devices, Inc.	1,989	349,607
Applied Materials, Inc.	2,504	394,029
Broadcom, Inc.	3,886	2,585,783
Intel Corp.	48,473	2,496,360
KLA Corp.	888	381,938
Lam Research Corp.	575	413,511
Marvell Technology, Inc.	4,972	435,000
Microchip Technology, Inc.	17,029	1,482,545
Micron Technology, Inc.	4,464	415,822
NVIDIA Corp.	1,138	334,697
NXP Semiconductors NV	7,194	1,638,649
QUALCOMM, Inc.	12,810	2,342,565
Skyworks Solutions, Inc.	2,301	356,977
Texas Instruments, Inc.	1,926	362,993
Xilinx, Inc.	1,669	353,878
		14,686,836
Software–1.78%
†Adobe, Inc.	546	309,615
†ANSYS, Inc.	932	373,844
†Autodesk, Inc.	1,141	320,838
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Cadence Design Systems, Inc.	1,996	$ 371,955
Citrix Systems, Inc.	4,355	411,939
†Crowdstrike Holdings, Inc. Class A	1,458	298,526
†DocuSign, Inc.	1,426	217,194
†Fortinet, Inc.	1,096	393,902
†HubSpot, Inc.	457	301,232
Intuit, Inc.	534	343,479
Microsoft Corp.	1,094	367,934
NortonLifeLock, Inc.	15,029	390,453
Oracle Corp.	3,998	348,666
†Palantir Technologies, Inc. Class A	17,548	319,549
†Palo Alto Networks, Inc.	698	388,618
†RingCentral, Inc. Class A	1,635	306,317
†salesforce.com, Inc.	1,248	317,154
†ServiceNow, Inc.	556	360,905
†Splunk, Inc.	11,332	1,311,339
†Synopsys, Inc.	1,049	386,557
†UiPath, Inc. Class A	7,146	308,207
†Unity Software, Inc.	1,979	282,977
VMware, Inc. Class A	3,117	361,198
†Workday, Inc. Class A	1,287	351,583
†Zoom Video Communications, Inc. Class A	1,494	274,762
		9,418,743
Specialty Retail–1.61%
†AutoZone, Inc.	200	419,278
Best Buy Co., Inc.	2,760	280,416
†CarMax, Inc.	2,555	332,738
Gap, Inc.	26,308	464,336
Home Depot, Inc.	918	380,979
Lowe's Cos., Inc.	1,505	389,012
†O'Reilly Automotive, Inc.	581	410,320
Ross Stores, Inc.	3,281	374,953
TJX Cos., Inc.	66,624	5,058,094
†Ulta Beauty, Inc.	920	379,353
		8,489,479
Technology Hardware, Storage & Peripherals–0.55%
Apple, Inc.	2,308	409,832
†Dell Technologies, Inc. Class C	6,827	383,473
Hewlett Packard Enterprise Co.	26,109	411,739
HP, Inc.	11,791	444,167
NetApp, Inc.	4,369	401,904
Seagate Technology Holdings PLC	3,728	421,189
†Western Digital Corp.	6,706	437,298
		2,909,602

LVIP Invesco Select Equity Income Managed Volatility Fund–11

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.34%
Columbia Sportswear Co.	8,021	$ 781,566
†Lululemon Athletica, Inc.	777	304,157
NIKE, Inc. Class B	2,149	358,174
VF Corp.	4,945	362,073
		1,805,970
Tobacco–0.70%
Altria Group, Inc.	8,656	410,208
Philip Morris International, Inc.	34,801	3,306,095
		3,716,303
Trading Companies & Distributors–0.15%
Fastenal Co.	6,157	394,417
WW Grainger, Inc.	765	396,454
		790,871
Water Utilities–0.08%
American Water Works Co., Inc.	2,167	409,260
		409,260
Wireless Telecommunication Services–0.39%
†T-Mobile U.S., Inc.	17,569	2,037,653
		2,037,653
Total Common Stock (Cost $312,795,144)		431,377,177
CONVERTIBLE PREFERRED STOCK–0.07%
†AMG Capital Trust II 5.15%, expiration date 10/15/37	6,068	356,116
Total Convertible Preferred Stock (Cost $294,815)		356,116
PREFERRED STOCK–0.00%
•Wachovia Corp. 5.85% (LIBOR03M + 3.09%)	1,089	29,174
Total Preferred Stock (Cost $28,728)		29,174

	Principal Amount°
AGENCY OBLIGATION–0.02%
Freddie Mac S.F. 15 yr 6.75% 3/15/31	68,000	97,695
Total Agency Obligation (Cost $90,810)		97,695
CONVERTIBLE BONDS–2.54%
Airlines–0.07%
JetBlue Airways Corp. 0.50%, excercise price $0.50 4/1/26	248,000	231,190
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Airlines (continued)
Spirit Airlines, Inc. 1.00%, excercise price $1.00 5/15/26	174,000	$ 149,995
		381,185
Banks–0.07%
BofA Finance LLC 0.13%, excercise price $0.13 9/1/22	321,000	359,841
		359,841
Computers–0.06%
Western Digital Corp. 1.50%, excercise price $1.50 2/1/24	291,000	293,728
		293,728
Health Care Products–0.12%
Integra LifeSciences Holdings Corp. 0.50%, excercise price $0.50 8/15/25	493,000	533,968
Tandem Diabetes Care, Inc. 1.50%, excercise price $1.50 5/1/25	56,000	83,020
		616,988
Health Care Services–0.09%
Teladoc Health, Inc. 1.25%, excercise price $1.25 6/1/27	551,000	501,754
		501,754
Internet–0.31%
Booking Holdings, Inc. 0.75%, excercise price $0.75 5/1/25	61,000	89,579
Mandiant, Inc.
1.00%, exercise price $1.00 6/1/35	221,000	216,936
1.63%, exercise price $1.62 6/1/35	241,000	240,417
Shopify, Inc. 0.13%, excercise price $0.13 11/1/25	336,000	419,160
Trip.com Group Ltd. 1.25%, excercise price $1.25 9/15/22	387,000	367,837
TripAdvisor, Inc. 0.25%, excercise price $0.25 4/1/26	49,000	42,998
Twitter, Inc. 0.01%, excercise price $0.01 3/15/26	297,000	265,993
		1,642,920
Leisure Time–0.09%
Peloton Interactive, Inc. 0.01%, excercise price $0.01 2/15/26	570,000	483,075
		483,075

LVIP Invesco Select Equity Income Managed Volatility Fund–12

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Media–0.81%
Cable One, Inc.
0.01%, exercise price $0.01 3/15/26	780,000	$ 745,680
1.13%, exercise price $1.13 3/15/28	407,000	402,859
DISH Network Corp. 3.38%, excercise price $3.37 8/15/26	1,103,000	1,044,048
Liberty Broadband Corp. 1.25%, excercise price $1.25 9/30/50	383,000	377,638
Liberty Latin America Ltd. 2.00%, excercise price $2.00 7/15/24	396,000	389,070
Liberty Media Corp. 1.38%, excercise price $1.37 10/15/23	780,000	1,173,735
Liberty Media Corp.-Liberty Formula One 1.00%, excercise price $1.00 1/30/23	70,000	120,675
		4,253,705
Pharmaceuticals–0.22%
Jazz Investments I Ltd. 2.00%, excercise price $2.00 6/15/26	249,000	281,059
Neurocrine Biosciences, Inc. 2.25%, excercise price $2.25 5/15/24	251,000	312,966
Pacira BioSciences, Inc. 0.75%, excercise price $0.75 8/1/25	353,000	390,285
Supernus Pharmaceuticals, Inc. 0.63%, excercise price $0.62 4/1/23	158,000	155,729
		1,140,039
Real Estate–0.09%
^Redfin Corp. 0.00% 10/15/25	547,000	487,172
		487,172
Semiconductors–0.12%
Microchip Technology, Inc. 0.13%, excercise price $0.13 11/15/24	515,000	637,312
		637,312
Software–0.49%
Dropbox, Inc. 0.01%, excercise price $0.01 3/1/26	768,000	746,880
Splunk, Inc. 1.13%, excercise price $1.12 6/15/27	989,000	922,243
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Software (continued)
^Zynga, Inc. 0.00% 12/15/26	1,015,000	$ 926,280
		2,595,403
Total Convertible Bonds (Cost $13,067,291)		13,393,122
CORPORATE BONDS–4.85%
Aerospace & Defense–0.07%
Boeing Co. 5.81% 5/1/50	265,000	358,843
Raytheon Technologies Corp. 4.45% 11/16/38	28,000	33,746
		392,589
Agriculture–0.07%
Altria Group, Inc. 5.80% 2/14/39	185,000	222,367
Philip Morris International, Inc.
3.60% 11/15/23	36,000	37,751
4.88% 11/15/43	108,000	131,442
		391,560
Airlines–0.02%
♦American Airlines Pass-Through Trust 3.70% 4/1/28	25,015	25,378
♦United Airlines Pass-Through Trust
3.50% 9/1/31	41,216	42,939
3.75% 9/3/26	31,818	33,236
4.15% 10/11/25	26,174	27,133
		128,686
Auto Manufacturers–0.13%
General Motors Co. 6.60% 4/1/36	186,000	251,574
General Motors Financial Co., Inc. 5.25% 3/1/26	44,000	49,341
Toyota Motor Credit Corp. 2.60% 1/11/22	395,000	395,167
		696,082
Banks–0.66%
Bank of America Corp.
μ2.57% 10/20/32	137,000	137,658
3.25% 10/21/27	275,000	292,711
Citigroup, Inc.
μ3.67% 7/24/28	49,000	52,849
4.75% 5/18/46	34,000	41,808
5.30% 5/6/44	22,000	28,706
6.68% 9/13/43	299,000	449,537
Goldman Sachs Group, Inc.
μ2.91% 7/21/42	50,000	49,710
4.25% 10/21/25	275,000	299,902
μHSBC Holdings PLC 2.63% 11/7/25	400,000	410,275

LVIP Invesco Select Equity Income Managed Volatility Fund–13

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.
3.20% 6/15/26	36,000	$ 38,175
μ3.51% 1/23/29	327,000	350,296
•3.53% 12/29/49	58,000	58,215
μ3.90% 1/23/49	102,000	118,166
μ4.26% 2/22/48	46,000	56,234
Morgan Stanley 4.00% 7/23/25	61,000	66,108
PNC Financial Services Group, Inc. 3.45% 4/23/29	291,000	316,854
U.S. Bancorp 3.10% 4/27/26	208,000	219,796
Wells Fargo & Co.
3.55% 9/29/25	59,000	62,869
4.10% 6/3/26	40,000	43,598
4.65% 11/4/44	333,000	403,146
		3,496,613
Beverages–0.07%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70% 2/1/36	91,000	109,820
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90% 2/1/46	101,000	127,658
Heineken NV 3.50% 1/29/28	90,000	96,914
Molson Coors Beverage Co. 4.20% 7/15/46	34,000	37,687
		372,079
Biotechnology–0.06%
Gilead Sciences, Inc. 3.25% 9/1/22	330,000	334,450
		334,450
Chemicals–0.00%
Sherwin-Williams Co. 4.50% 6/1/47	14,000	17,447
		17,447
Computers–0.18%
Apple, Inc.
2.15% 2/9/22	254,000	254,455
3.35% 2/9/27	30,000	32,555
Dell International LLC/EMC Corp.
5.45% 6/15/23	15,000	15,824
6.02% 6/15/26	335,000	387,210
International Business Machines Corp. 2.88% 11/9/22	235,000	239,628
		929,672
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services–0.53%
Air Lease Corp.
3.00% 9/15/23	6,000	$ 6,158
4.25% 9/15/24	38,000	40,413
Aircastle Ltd. 4.40% 9/25/23	304,000	318,525
American Express Co. 3.63% 12/5/24	30,000	32,055
Aviation Capital Group LLC 4.88% 10/1/25	66,000	71,328
Capital One Financial Corp. 3.20% 1/30/23	317,000	324,689
=Convertible Trust - Energy 0.33% 9/19/24	832,000	948,314
=Convertible Trust - Media 0.25% 12/4/24	848,000	998,011
Synchrony Financial 3.95% 12/1/27	54,000	57,986
		2,797,479
Electric–0.19%
Electricite de France SA 4.88% 1/22/44	84,000	104,370
Georgia Power Co. 3.70% 1/30/50	51,000	54,222
NextEra Energy Capital Holdings, Inc.
0.65% 3/1/23	395,000	394,201
3.55% 5/1/27	50,000	54,165
Oglethorpe Power Corp. 4.55% 6/1/44	52,000	58,721
PPL Electric Utilities Corp. 6.25% 5/15/39	4,000	5,725
Sempra Energy 3.80% 2/1/38	54,000	59,250
Xcel Energy, Inc.
0.50% 10/15/23	94,000	93,366
3.50% 12/1/49	143,000	152,047
		976,067
Electronics–0.03%
Avnet, Inc. 4.63% 4/15/26	64,000	70,148
Honeywell International, Inc. 0.48% 8/19/22	77,000	77,001
		147,149
Entertainment–0.09%
Live Nation Entertainment, Inc. 2.50% 3/15/23	272,000	490,960
		490,960
Food–0.01%
Ingredion, Inc. 6.63% 4/15/37	23,000	32,049
		32,049

LVIP Invesco Select Equity Income Managed Volatility Fund–14

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.01%
International Paper Co. 6.00% 11/15/41	22,000	$ 30,392
		30,392
Gas–0.01%
NiSource, Inc. 4.38% 5/15/47	54,000	63,583
		63,583
Health Care Products–0.01%
Medtronic, Inc. 4.38% 3/15/35	23,000	28,293
		28,293
Health Care Services–0.03%
Laboratory Corp. of America Holdings 4.70% 2/1/45	23,000	27,991
UnitedHealth Group, Inc. 3.50% 8/15/39	135,000	149,687
		177,678
Insurance–0.56%
Allstate Corp. 3.28% 12/15/26	28,000	30,072
American Equity Investment Life Holding Co. 5.00% 6/15/27	244,000	276,285
American International Group, Inc. 4.38% 1/15/55	64,000	78,486
Athene Global Funding
2.75% 6/25/24	250,000	257,631
4.00% 1/25/22	110,000	110,230
Athene Holding Ltd. 3.45% 5/15/52	293,000	294,286
Brighthouse Financial, Inc. 3.85% 12/22/51	292,000	288,003
Guardian Life Global Funding 2.90% 5/6/24	291,000	303,506
Jackson National Life Global Funding 3.25% 1/30/24	42,000	43,761
Liberty Mutual Group, Inc. 3.95% 5/15/60	88,000	96,615
Markel Corp.
5.00% 3/30/43	34,000	41,329
5.00% 5/20/49	273,000	347,242
Nationwide Financial Services, Inc. 5.30% 11/18/44	40,000	50,864
PartnerRe Finance B LLC 3.70% 7/2/29	210,000	228,436
Protective Life Global Funding 2.62% 8/22/22	295,000	298,998
Prudential Financial, Inc. 3.91% 12/7/47	14,000	16,255
Reinsurance Group of America, Inc. 4.70% 9/15/23	34,000	35,994
Travelers Cos., Inc. 4.60% 8/1/43	60,000	76,615
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
W R Berkley Corp. 4.63% 3/15/22	38,000	$ 38,301
Willis North America, Inc. 3.60% 5/15/24	22,000	23,042
		2,935,951
Internet–0.11%
Amazon.com, Inc. 2.88% 5/12/41	549,000	570,108
		570,108
Machinery Diversified–0.07%
Deere & Co. 2.60% 6/8/22	314,000	315,394
Rockwell Automation, Inc. 1.75% 8/15/31	50,000	48,581
		363,975
Media–0.24%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85% 4/1/61	194,000	182,944
4.46% 7/23/22	321,000	325,738
Comcast Corp.
2.89% 11/1/51	34,000	32,911
2.94% 11/1/56	24,000	22,861
3.90% 3/1/38	74,000	83,745
4.15% 10/15/28	315,000	357,598
Cox Communications, Inc. 2.95% 10/1/50	58,000	54,148
Walt Disney Co. 3.00% 9/15/22	220,000	223,840
		1,283,785
Metal Fabricate & Hardware–0.01%
Precision Castparts Corp. 2.50% 1/15/23	32,000	32,472
		32,472
Mining–0.01%
Rio Tinto Finance USA Ltd. 7.13% 7/15/28	18,000	23,466
		23,466
Oil & Gas–0.08%
BP Capital Markets America, Inc. 2.94% 6/4/51	208,000	199,652
Chevron Corp. 2.50% 3/3/22	210,000	210,371
ConocoPhillips Co. 4.15% 11/15/34	20,000	22,626
		432,649
Pharmaceuticals–0.33%
AbbVie, Inc.
4.05% 11/21/39	223,000	255,855
4.50% 5/14/35	64,000	76,558

LVIP Invesco Select Equity Income Managed Volatility Fund–15

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie, Inc. (continued)
4.85% 6/15/44	86,000	$ 107,773
AstraZeneca PLC 2.38% 6/12/22	455,000	457,866
Becton Dickinson & Co. 4.88% 5/15/44	35,000	41,833
Bristol-Myers Squibb Co. 4.13% 6/15/39	108,000	127,748
Cigna Corp. 4.80% 8/15/38	328,000	403,440
CVS Health Corp. 3.38% 8/12/24	34,000	35,732
♦CVS Pass-Through Trust 6.04% 12/10/28	167,257	190,660
GlaxoSmithKline Capital, Inc. 6.38% 5/15/38	6,000	8,780
Mead Johnson Nutrition Co. 4.13% 11/15/25	4,000	4,358
Zoetis, Inc. 4.70% 2/1/43	32,000	40,785
		1,751,388
Pipelines–0.23%
Cameron LNG LLC 3.70% 1/15/39	90,000	96,934
Energy Transfer LP
4.20% 9/15/23	170,000	177,529
4.90% 3/15/35	32,000	36,128
5.00% 5/15/50	106,000	121,974
5.30% 4/1/44	58,000	66,414
Enterprise Products Operating LLC
4.25% 2/15/48	68,000	76,967
6.45% 9/1/40	2,000	2,765
Kinder Morgan, Inc. 5.30% 12/1/34	38,000	45,729
MPLX LP
4.50% 7/15/23	389,000	404,963
4.50% 4/15/38	78,000	87,349
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	32,000	32,157
Spectra Energy Partners LP 4.50% 3/15/45	48,000	55,485
Texas Eastern Transmission LP 7.00% 7/15/32	16,000	21,665
		1,226,059
Private Equity–0.07%
Apollo Management Holdings LP 4.00% 5/30/24	270,000	286,003
Brookfield Asset Management, Inc. 4.00% 1/15/25	40,000	42,752
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Private Equity (continued)
KKR Group Finance Co. III LLC 5.13% 6/1/44	28,000	$ 36,120
		364,875
Real Estate Investment Trusts–0.22%
American Tower Corp. 1.60% 4/15/26	137,000	135,598
Crown Castle International Corp.
2.50% 7/15/31	224,000	222,338
4.75% 5/15/47	4,000	4,905
CubeSmart LP 2.50% 2/15/32	166,000	165,265
EPR Properties 4.75% 12/15/26	154,000	164,574
LifeStorage LP 3.50% 7/1/26	40,000	42,789
Office Properties Income Trust 4.00% 7/15/22	66,000	66,875
Regency Centers LP
2.95% 9/15/29	240,000	249,025
4.65% 3/15/49	69,000	85,480
Service Properties Trust 5.00% 8/15/22	18,000	17,980
		1,154,829
Retail–0.14%
Dollar General Corp. 3.25% 4/15/23	32,000	32,773
Home Depot, Inc. 2.63% 6/1/22	315,000	317,418
Starbucks Corp. 3.55% 8/15/29	300,000	327,658
Walgreens Boots Alliance, Inc. 4.50% 11/18/34	40,000	45,906
		723,755
Semiconductors–0.13%
Broadcom, Inc.
3.47% 4/15/34	60,000	62,800
4.25% 4/15/26	195,000	212,652
Marvell Technology, Inc. 2.45% 4/15/28	192,000	194,729
Micron Technology, Inc.
3.37% 11/1/41	28,000	28,753
4.66% 2/15/30	100,000	115,248
NXP BV/NXP Funding LLC 5.35% 3/1/26	64,000	72,314
Texas Instruments, Inc. 2.63% 5/15/24	20,000	20,761
		707,257
Software–0.15%
Fiserv, Inc. 3.80% 10/1/23	138,000	144,256
Microsoft Corp. 3.50% 2/12/35	36,000	41,114
Oracle Corp. 3.60% 4/1/40	175,000	175,499
salesforce.com, Inc. 2.70% 7/15/41	217,000	216,722

LVIP Invesco Select Equity Income Managed Volatility Fund–16

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
VMware, Inc. 1.00% 8/15/24	239,000	$ 236,693
		814,284
Telecommunications–0.22%
AT&T, Inc.
3.00% 6/30/22	46,000	46,350
3.50% 9/15/53	220,000	221,957
3.55% 9/15/55	14,000	14,051
3.80% 12/1/57	161,000	167,611
4.30% 2/15/30	30,000	33,765
Rogers Communications, Inc.
4.30% 2/15/48	136,000	155,407
4.50% 3/15/43	52,000	59,605
T-Mobile USA, Inc.
2.70% 3/15/32	170,000	171,047
3.40% 10/15/52	118,000	117,456
Verizon Communications, Inc.
3.40% 3/22/41	92,000	96,319
4.40% 11/1/34	28,000	32,614
4.81% 3/15/39	44,000	55,166
		1,171,348
Transportation–0.11%
Canadian Pacific Railway Co. 3.00% 12/2/41	63,000	64,422
CSX Corp. 5.50% 4/15/41	34,000	45,241
FedEx Corp. 4.90% 1/15/34	38,000	45,820
Norfolk Southern Corp. 3.40% 11/1/49	103,000	110,431
Union Pacific Corp.
3.20% 5/20/41	161,000	171,401
3.65% 2/15/24	9,000	9,405
3.84% 3/20/60	51,000	60,045
4.15% 1/15/45	39,000	46,110
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
United Parcel Service, Inc. 3.40% 11/15/46	22,000	$ 24,726
		577,601
Total Corporate Bonds (Cost $23,909,440)		25,636,630
U.S. TREASURY OBLIGATIONS–4.15%
U.S. Treasury Bonds
4.50% 2/15/36	1,088,200	1,495,595
4.50% 8/15/39	3,600	5,084
4.38% 5/15/40	7,200	10,078
2.00% 8/15/51	1,240,000	1,264,025
2.00% 11/15/41	586,300	592,988
U.S. Treasury Notes
1.38% 11/15/31	1,747,500	1,725,383
1.25% 11/30/26	3,849,800	3,847,394
1.50% 11/30/28	3,470,200	3,483,755
0.50% 11/30/23	7,244,700	7,216,966
1.00% 12/15/24	2,277,500	2,279,991
Total U.S. Treasury Obligations (Cost $21,748,242)		21,921,259

	Number of Shares
MONEY MARKET FUND–6.39%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	33,784,170	33,784,170
Total Money Market Fund (Cost $33,784,170)		33,784,170

TOTAL INVESTMENTS–99.67% (Cost $405,718,640)	526,595,343
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	1,745,123
NET ASSETS APPLICABLE TO 36,571,298 SHARES OUTSTANDING–100.00%	$528,340,466
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND STANDARD CLASS ($3,262,482 / 225,490 Shares)	$14.468
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND SERVICE CLASS ($525,077,984 / 36,345,808 Shares)	$14.447
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$372,272,795
Distributable earnings/(accumulated loss)	156,067,671
TOTAL NET ASSETS	$528,340,466

LVIP Invesco Select Equity Income Managed Volatility Fund–17

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)

† Non-income producing.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $1,356,217 cash collateral held at broker for futures contracts, $31,598 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $37,451 payable for fund shares redeemed, $73,672 other accrued expenses payable, $415,461 due to manager and affiliates and $21,728 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	CAD	(1,142,650)	USD	892,538	1/7/22	$ —	$(10,775)
SSB	CAD	265,374	USD	(207,101)	1/7/22	2,689	—
SSB	CAD	(59,217)	USD	46,835	1/7/22	21	—
SSB	EUR	(1,125,699)	USD	1,269,453	1/7/22	—	(12,329)
SSB	EUR	68,147	USD	(77,053)	1/7/22	542	—
SSB	GBP	(1,539,850)	USD	2,040,474	1/7/22	—	(43,759)
SSB	GBP	23,358	USD	(31,364)	1/7/22	252	—
Total Foreign Currency Exchange Contracts						$3,504	$(66,863)
LVIP Invesco Select Equity Income Managed Volatility Fund–18

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
9	British Pound	$ 761,119	$ 742,974	3/14/22	$ 18,145	$ —
8	Euro	1,140,250	1,132,721	3/14/22	7,529	—
8	Japanese Yen	869,800	880,001	3/14/22	—	(10,201)
					25,674	(10,201)
Equity Contracts:
44	E-mini S&P 500 Index	10,468,700	10,292,357	3/18/22	176,343	—
37	E-mini S&P MidCap 400 Index	10,499,490	10,407,072	3/18/22	92,418	—
26	Euro STOXX 50 Index	1,269,142	1,241,278	3/18/22	27,864	—
8	FTSE 100 Index	793,072	785,503	3/18/22	7,569	—
3	Nikkei 225 Index (OSE)	750,587	725,822	3/10/22	24,765	—
					328,959	—
Total Futures Contracts					$354,633	$(10,201)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
CAD–Canadian Dollar
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
S.F.–Single Family
SSB–State Street Bank
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–19

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 8,654,460
Interest	880,023
Foreign taxes withheld	(111,143)
9,423,340
EXPENSES:
Management fees	2,986,715
Distribution fees-Service Class	1,839,359
Accounting and administration expenses	157,024
Shareholder servicing fees	153,300
Custodian fees	58,762
Professional fees	44,618
Pricing fees	39,565
Reports and statements to shareholders	20,056
Trustees’ fees and expenses	11,203
Consulting fees	3,304
Other	13,040
5,326,946
Less:
Expenses reimbursed	(500,872)
Total operating expenses	4,826,074
NET INVESTMENT INCOME	4,597,266
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	46,643,259
Foreign currencies	45,678
Foreign currency exchange contracts	(17,226)
Futures contracts	5,234,170
Net realized gain	51,905,881
Net change in unrealized appreciation (depreciation) of:
Investments	40,348,221
Foreign currencies	(7,111)
Foreign currency exchange contracts	199,228
Futures contracts	(217,346)
Net change in unrealized appreciation (depreciation)	40,322,992
NET REALIZED AND UNREALIZED GAIN	92,228,873
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,826,139
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,597,266	$ 6,527,824
Net realized gain (loss)	51,905,881	(7,918,233)
Net change in unrealized appreciation (depreciation)	40,322,992	35,344,221
Net increase in net assets resulting from operations	96,826,139	33,953,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(94,896)	(92,537)
Service Class	(13,528,304)	(15,732,867)
	(13,623,200)	(15,825,404)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	278,095	311,868
Service Class	11,136,806	34,413,974
Reinvestment of dividends and distributions:
Standard Class	94,896	92,537
Service Class	13,528,304	15,732,867
	25,038,101	50,551,246
Cost of shares redeemed:
Standard Class	(385,263)	(182,500)
Service Class	(89,450,888)	(68,066,676)
	(89,836,151)	(68,249,176)
Decrease in net assets derived from capital share transactions	(64,798,050)	(17,697,930)
NET INCREASE IN NET ASSETS	18,404,889	430,478
NET ASSETS:
Beginning of year	509,935,577	509,505,099
End of year	$528,340,466	$509,935,577
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–20

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$12.356	$ 11.938	$10.135	$ 11.368	$ 9.794
Income (loss) from investment operations:
Net investment income[3]	0.169	0.192	0.205	0.135	0.111
Net realized and unrealized gain (loss)	2.376	0.643	1.790	(1.171)	1.659
Total from investment operations	2.545	0.835	1.995	(1.036)	1.770
Less dividends and distributions from:
Net investment income	(0.207)	(0.188)	(0.189)	(0.197)	(0.196)
Net realized gain	(0.226)	(0.229)	(0.003)	—	—
Total dividends and distributions	(0.433)	(0.417)	(0.192)	(0.197)	(0.196)
Net asset value, end of period	$14.468	$ 12.356	$11.938	$ 10.135	$11.368
Total return[4]	20.60%	7.32%	19.68%	(9.12%)	18.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,262	$ 2,797	$ 2,461	$ 90	$ 97
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.55%	0.14%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.72%	0.76%	0.75%	0.74%
Ratio of net investment income to average net assets	1.21%	1.72%	1.81%	1.19%	1.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.12%	1.57%	1.60%	0.58%	0.46%
Portfolio turnover	86%	65%	115%	12%	12%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–21

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17
Net asset value, beginning of period	$12.338	$11.925	$10.135	$11.365	$9.794
Income (loss) from investment operations:
Net investment income[3]	0.120	0.152	0.164	0.095	0.074
Net realized and unrealized gain (loss)	2.370	0.638	1.789	(1.168)	1.656
Total from investment operations	2.490	0.790	1.953	(1.073)	1.730
Less dividends and distributions from:
Net investment income	(0.155)	(0.148)	(0.160)	(0.157)	(0.159)
Net realized gain	(0.226)	(0.229)	(0.003)	—	(0.000)
Total dividends and distributions	(0.381)	(0.377)	(0.163)	(0.157)	(0.159)
Net asset value, end of period	$14.447	$12.338	$11.925	$10.135	$11.365
Total return[4]	20.19%	6.94%	19.26%	(9.44%)	17.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$525,078	$507,139	$507,045	$131,744	$147,732
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.90%	0.49%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.01%	1.07%	1.11%	1.10%	1.09%
Ratio of net investment income to average net assets	0.86%	1.37%	1.46%	0.84%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.77%	1.22%	1.25%	0.23%	0.11%
Portfolio turnover	86%	65%	115%	12%	12%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, after market trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP Invesco Select Equity Income Managed Volatility Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Invesco Select Equity Income Managed Volatility Fund is $12,086 and $12,087 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.
 Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.565% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.565% of the Fund’s average daily net assets for the Standard Class and 0.915% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the years ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 332,948	$ 592,352	$ 500,872	$ 1,426,172
Invesco Advisers, Inc. ("Invesco Advisers") and Invesco Capital Management, LLC ("Invesco Capital") are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays Invesco Advisers and Invesco Captial a fee based on their managed portions of the Fund's average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Invesco Select Equity Income Managed Volatility Fund–24

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$30,737
Legal	4,971
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,273 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 31,598
Management fees payable to LIAC	249,228
Distribution fees payable to LFD	153,441
Shareholder servicing fees payable to Lincoln Life	12,792
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $23,913,467.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2021, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Invesco Capital Markets, Inc.	$219,574
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$168,864,955
Purchases of U.S. government securities	246,119,569
Sales other than U.S. government securities	241,139,792
Sales of U.S. government securities	239,045,551
LVIP Invesco Select Equity Income Managed Volatility Fund–25

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$408,515,284
Aggregate unrealized appreciation of investments and derivatives	$124,419,211
Aggregate unrealized depreciation of investments and derivatives	(6,314,387)
Net unrealized appreciation of investments and derivatives	$118,104,824
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 13,622,204	$ —	$ —	$ 13,622,204
Air Freight & Logistics	3,666,184	—	—	3,666,184
Airlines	713,679	—	—	713,679
Auto Components	352,003	—	—	352,003
Automobiles	5,847,426	—	—	5,847,426
Banks	35,952,488	—	—	35,952,488
Beverages	8,927,416	—	—	8,927,416
Biotechnology	5,734,874	—	—	5,734,874
Building Products	3,185,287	—	—	3,185,287
Capital Markets	19,528,407	—	—	19,528,407
Chemicals	10,072,419	—	—	10,072,419
Commercial Services & Supplies	1,886,942	—	—	1,886,942
Communications Equipment	8,361,066	—	—	8,361,066
Construction & Engineering	1,598,704	—	—	1,598,704
Construction Materials	787,498	—	—	787,498
Consumer Finance	5,430,069	—	—	5,430,069
LVIP Invesco Select Equity Income Managed Volatility Fund–26

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Containers & Packaging	$ 2,731,528	$ —	$ —	$ 2,731,528
Distributors	383,727	—	—	383,727
Diversified Financial Services	1,397,554	—	—	1,397,554
Diversified Telecommunication Services	3,486,272	1,526,518	—	5,012,790
Electric Utilities	14,989,575	—	—	14,989,575
Electrical Equipment	3,523,639	1,523,330	—	5,046,969
Electronic Equipment, Instruments & Components	5,846,434	—	—	5,846,434
Energy Equipment & Services	775,353	—	—	775,353
Entertainment	7,263,665	—	—	7,263,665
Equity Real Estate Investment Trusts	9,450,123	—	—	9,450,123
Food & Staples Retailing	8,087,691	—	—	8,087,691
Food Products	8,218,286	2,502,361	—	10,720,647
Health Care Equipment & Supplies	12,794,246	—	—	12,794,246
Health Care Providers & Services	19,905,091	—	—	19,905,091
Health Care Technology	788,760	—	—	788,760
Hotels, Restaurants & Leisure	10,473,141	—	—	10,473,141
Household Durables	1,148,834	—	—	1,148,834
Household Products	2,030,484	—	—	2,030,484
Industrial Conglomerates	1,456,925	—	—	1,456,925
Insurance	16,170,096	—	—	16,170,096
Interactive Media & Services	2,068,343	—	—	2,068,343
Internet & Direct Marketing Retail	2,940,906	—	—	2,940,906
IT Services	19,617,858	—	—	19,617,858
Leisure Products	285,079	—	—	285,079
Life Sciences Tools & Services	3,115,946	—	—	3,115,946
Machinery	12,701,782	—	—	12,701,782
Media	10,492,555	—	—	10,492,555
Metals & Mining	3,470,548	—	—	3,470,548
Multiline Retail	3,549,291	—	—	3,549,291
Multi-Utilities	6,011,051	—	—	6,011,051
Oil, Gas & Consumable Fuels	23,517,884	—	—	23,517,884
Personal Products	1,907,807	—	—	1,907,807
Pharmaceuticals	23,965,014	—	—	23,965,014
Professional Services	1,491,385	—	—	1,491,385
Real Estate Management & Development	4,629,600	—	—	4,629,600
Road & Rail	5,207,112	—	—	5,207,112
Semiconductors & Semiconductor Equipment	14,686,836	—	—	14,686,836
Software	9,418,743	—	—	9,418,743
Specialty Retail	8,489,479	—	—	8,489,479
Technology Hardware, Storage & Peripherals	2,909,602	—	—	2,909,602
Textiles, Apparel & Luxury Goods	1,805,970	—	—	1,805,970
Tobacco	3,716,303	—	—	3,716,303
Trading Companies & Distributors	790,871	—	—	790,871
Water Utilities	409,260	—	—	409,260
Wireless Telecommunication Services	2,037,653	—	—	2,037,653
Convertible Preferred Stock	356,116	—	—	356,116
Preferred Stock	29,174	—	—	29,174
Agency Obligation	—	97,695	—	97,695
Convertible Bonds	—	13,393,122	—	13,393,122
Corporate Bonds
Aerospace & Defense	—	392,589	—	392,589
Agriculture	—	391,560	—	391,560
Airlines	—	128,686	—	128,686
Auto Manufacturers	—	696,082	—	696,082
Banks	—	3,496,613	—	3,496,613
Beverages	—	372,079	—	372,079
Biotechnology	—	334,450	—	334,450
Chemicals	—	17,447	—	17,447
Computers	—	929,672	—	929,672
Diversified Financial Services	—	851,154	1,946,325	2,797,479
LVIP Invesco Select Equity Income Managed Volatility Fund–27

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Electric	$ —	$ 976,067	$ —	$ 976,067
Electronics	—	147,149	—	147,149
Entertainment	—	490,960	—	490,960
Food	—	32,049	—	32,049
Forest Products & Paper	—	30,392	—	30,392
Gas	—	63,583	—	63,583
Health Care Products	—	28,293	—	28,293
Health Care Services	—	177,678	—	177,678
Insurance	—	2,935,951	—	2,935,951
Internet	—	570,108	—	570,108
Machinery Diversified	—	363,975	—	363,975
Media	—	1,283,785	—	1,283,785
Metal Fabricate & Hardware	—	32,472	—	32,472
Mining	—	23,466	—	23,466
Oil & Gas	—	432,649	—	432,649
Pharmaceuticals	—	1,751,388	—	1,751,388
Pipelines	—	1,226,059	—	1,226,059
Private Equity	—	364,875	—	364,875
Real Estate Investment Trusts	—	1,154,829	—	1,154,829
Retail	—	723,755	—	723,755
Semiconductors	—	707,257	—	707,257
Software	—	814,284	—	814,284
Telecommunications	—	1,171,348	—	1,171,348
Transportation	—	577,601	—	577,601
U.S. Treasury Obligations	—	21,921,259	—	21,921,259
Money Market Fund	33,784,170	—	—	33,784,170
Total Investments	$459,994,428	$64,654,590	$1,946,325	$526,595,343
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 3,504	$—	$ 3,504
Futures Contracts	$354,633	$ —	$—	$354,633
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(66,863)	$—	$ (66,863)
Futures Contract	$ (10,201)	$ —	$—	$ (10,201)
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts, straddle losses deferral, Passive Foreign Investment Company ("PFIC") and deemed dividends for Convertible Bonds under Section 305(c) and premium amortization accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$13,623,200	$15,825,403
LVIP Invesco Select Equity Income Managed Volatility Fund–28

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 209,172
Undistributed long-term capital gains	37,774,922
Other temporary differences	(24,767)
Net unrealized appreciation	118,108,344
Distributable earnings/(accumulated loss)	$156,067,671
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $4,664,289 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	20,253	28,405
Service Class	805,025	3,197,172
Shares reinvested:
Standard Class	6,563	8,098
Service Class	937,037	1,392,177
	1,768,878	4,625,852
Shares redeemed:
Standard Class	(27,658)	(16,281)
Service Class	(6,499,099)	(6,005,359)
	(6,526,757)	(6,021,640)
Net decrease	(4,757,879)	(1,395,788)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP Invesco Select Equity Income Managed Volatility Fund–29

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 3,504	Receivables and other assets net of liabilities	$(66,863)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	328,959	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	25,674	Receivables and other assets net of liabilities	(10,201)
Total		$358,137		$(77,064)
LVIP Invesco Select Equity Income Managed Volatility Fund–30

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (17,226)	$ 199,228
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	5,371,245	(197,367)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(137,075)	(19,979)
Total		$5,216,944	$ (18,118)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$247,585	$7,696,396
Futures contracts (average notional value)	26,645,084	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP Invesco Select Equity Income Managed Volatility Fund–31

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–32

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Invesco Select Equity Income Managed Volatility Fund–33

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Income Managed Volatility Fund–34

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.
The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Invesco Advisers, Inc. and Invesco Capital Management LLC (together, the “Invesco Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Invesco Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the
LVIP Invesco Select Equity Income Managed Volatility Fund–35

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement (continued)
background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Invesco Advisers. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the Invesco Advisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and a custom index (LVIP Invesco Select Equity Income Composite). The Board concluded that the services provided by the Invesco Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, two of which contain breakpoints. The Board considered Invesco Advisers’ fees to comparable fee schedules provided. The Board considered that LIAC compensates the Invesco Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Invesco Advisers from its fees. The Board reviewed materials provided by the Invesco Advisers as to any additional benefits they receive and considered that the Invesco Advisers may receive research and services from brokerage commissions paid by the Fund that may be shared with advisory affiliates. The Board also noted that an affiliated broker may receive commissions for executing certain trades for the Fund and that Invesco Indexing, an affiliate of the Invesco Advisers, receives a licensing fee in connection with the Fund’s index sleeve or obtaining research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Invesco Select Equity Income Managed Volatility Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Invesco Select Equity Income Managed Volatility Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Invesco Select Equity Income Managed Volatility Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Invesco Select Equity Income Managed Volatility Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Invesco Select Equity Income Managed Volatility Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Income Managed Volatility Fund–41

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 6.43% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index1, returned 5.26%.
Following a historic 2020 that ended with a strong risk-on rally as a result of the positive vaccine news, the high yield market slowly ground tighter during 2021 with positive returns each of the first nine months of the year. COVID impacted sectors and CCC-rated bonds (CCCs) outperformed as the economy continued to recover. Yields broke 4% for the first time ever in June before drifting back above 4% with rising rates. October was the first negative returning month for the high yield market since September 2020, followed by November, the weakest month of 2021 following comments from the Fed outlining its taper and rate hike plans and news of the Omicron variant. However, December marked a stark reversal of the prior two months as the market corrected its sell off, shrugging off Omicron concerns, and posted the strongest month of the year. Corporate fundamentals strengthened each quarter and despite COVID and inflation concerns remain as strong as they have ever been. New issuance set a record in 2021 as issuers continued to extend maturity walls and lower interest rates, and defaults remain muted, with one company defaulting in the final six months of the year.
On the back of the ‘re-open trade’ lower quality led the way for the year with CCCs +10.26%, single-Bs +4.97% and BBs +4.19%. Due to increasing oil prices, Energy was the best performing sector, followed by Transportation and Automotive while defensive sectors underperformed, specifically Utilities, Telecommunications and Media.
Relative to the benchmark, the Fund benefitted primarily from good security selection in a handful of sectors, Independent Energy (both oil and natural gas prices rose more than 50% in 2021), Retailers (driven by Claire’s that had significant tremendous recovery post-reorg structures) and Transportation Services (driven by outperformance of Hertz bonds’ significant appreciation as the bankruptcy process led to full repayment of the bonds at par).
Conversely, the Fund was hurt by security selection in Cable Satellite and Healthcare along with underweight to Oil Field Services (sector was the second top performer for 2021 with significant increase in oil and natural gas prices, improving investor sentiment regarding the potential earnings outlook for the sector).
Derivatives were not used in the Fund in 2021.
Leveraged loans comprise a majority of the positions that explicitly reference LIBOR in the Fund. As of 12/31/21, leveraged loans accounted for 4.83% of the market value of the Fund. The Fund’s managers do not believe LIBOR transition will have a material impact on the Fund.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:	James P. Shanahan Jr.
Robert Cook
Thomas Hauser
Jeffrey Lovell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,043 for the Standard Class shares and to $17,596 for the Service Class shares. For comparison, look at how the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $19,343. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 6.43%
Five Years	+ 5.66%
Ten Years	+ 6.08%
Service Class Shares
One Year	+ 6.16%
Five Years	+ 5.39%
Ten Years	+ 5.81%
1. Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,012.20	0.66%	$3.35
Service Class Shares	1,000.00	1,010.90	0.91%	4.61
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.66%	$3.36
Service Class Shares	1,000.00	1,020.60	0.91%	4.63

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.18%
Corporate Bonds	86.54%
Advertising	0.66%
Aerospace & Defense	1.26%
Airlines	0.95%
Apparel	0.08%
Auto Manufacturers	2.18%
Auto Parts & Equipment	2.97%
Banks	0.65%
Beverages	0.19%
Biotechnology	0.14%
Building Materials	1.09%
Chemicals	2.30%
Commercial Services	3.62%
Computers	1.27%
Cosmetics & Personal Care	0.37%
Distribution/Wholesale	0.32%
Diversified Financial Services	1.31%
Electric	1.03%
Electrical Components & Equipment	0.75%
Electronics	0.82%
Engineering & Construction	0.47%
Entertainment	3.16%
Environmental Control	0.77%
Food	2.43%
Food Service	0.11%
Forest Products & Paper	0.07%
Gas	0.21%
Health Care Products	0.89%
Health Care Services	7.35%
Home Furnishings	0.28%
Household Products Wares	0.85%
Housewares	0.74%
Internet	1.42%
Iron & Steel	0.60%
Leisure Time	0.90%
Lodging	1.25%
Machinery Construction & Mining	0.05%
Machinery Diversified	0.07%
Media	10.24%
Metal Fabricate & Hardware	0.10%
Mining	1.13%
Office Business Equipment	0.23%
Oil & Gas	4.85%
Oil & Gas Services	0.22%
Packaging & Containers	1.99%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	3.69%
Pipelines	4.81%
Real Estate	0.08%
Real Estate Investment Trusts	2.00%
Retail	2.89%
Semiconductors	0.72%
Software	1.13%
Telecommunications	8.68%
Toys Games Hobbies	0.20%
Transportation	0.00%
Loan Agreements	4.81%
Common Stock	2.03%
Preferred Stocks	0.47%
Rights	0.03%
Warrants	0.10%
Money Market Fund	4.67%
Total Investments	98.83%
Receivables and Other Assets Net of Liabilities	1.17%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	9.21%
BB	53.71%
B	29.71%
CCC	5.71%
Below CCC	0.22%
Non-Rated	1.44%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.18%
DISH Network Corp. 3.38% exercise price $3.38, maturity date 8/15/26	1,404,000	$ 1,328,960
Liberty Interactive LLC
3.75% exercise price $3.75, maturity date 2/15/30	129,432	98,368
4.00% exercise price $4.00, maturity date 11/15/29	175,369	131,527
Total Convertible Bonds (Cost $1,433,290)		1,558,855
CORPORATE BONDS–86.54%
Advertising–0.66%
Clear Channel Outdoor Holdings, Inc.
7.50% 6/1/29	1,762,000	1,880,935
7.75% 4/15/28	1,215,000	1,300,050
Lamar Media Corp. 4.88% 1/15/29	865,000	902,844
Midas Opco Holdings LLC 5.63% 8/15/29	665,000	680,794
National CineMedia LLC 5.88% 4/15/28	490,000	439,775
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00% 8/15/27	540,000	552,571
		5,756,969
Aerospace & Defense–1.26%
Bombardier, Inc.
7.13% 6/15/26	330,000	342,345
7.50% 12/1/24	1,457,000	1,518,012
7.50% 3/15/25	465,000	473,719
BWX Technologies, Inc.
4.13% 6/30/28	686,000	696,290
4.13% 4/15/29	1,071,000	1,084,387
Howmet Aerospace, Inc.
5.90% 2/1/27	376,000	429,580
6.75% 1/15/28	1,400,000	1,660,666
6.88% 5/1/25	30,000	34,491
Rolls-Royce PLC 5.75% 10/15/27	545,000	602,716
Spirit AeroSystems, Inc.
5.50% 1/15/25	470,000	487,038
7.50% 4/15/25	920,000	964,850
TransDigm, Inc. 6.25% 3/15/26	2,499,000	2,597,398
Triumph Group, Inc. 8.88% 6/1/24	87,000	94,889
		10,986,381
Airlines–0.95%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50% 4/20/26	1,320,000	1,372,635
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (continued)
5.75% 4/20/29	1,144,000	$ 1,222,616
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50% 10/20/25	725,000	761,983
4.75% 10/20/28	1,015,000	1,108,361
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	1,747,500	1,865,456
United Airlines Holdings, Inc. 4.88% 1/15/25	772,000	794,195
United Airlines, Inc. 4.38% 4/15/26	1,106,000	1,153,265
		8,278,511
Apparel–0.08%
William Carter Co. 5.63% 3/15/27	685,000	708,119
		708,119
Auto Manufacturers–2.18%
Allison Transmission, Inc.
3.75% 1/30/31	662,000	645,450
5.88% 6/1/29	95,000	103,312
Ford Motor Credit Co. LLC
2.70% 8/10/26	376,000	379,290
3.37% 11/17/23	330,000	340,352
3.38% 11/13/25	1,003,000	1,042,037
3.82% 11/2/27	871,000	920,917
4.00% 11/13/30	1,127,000	1,212,427
4.13% 8/4/25	450,000	477,562
4.13% 8/17/27	2,028,000	2,188,983
4.27% 1/9/27	1,230,000	1,322,250
4.39% 1/8/26	725,000	781,187
4.54% 8/1/26	3,515,000	3,818,169
4.69% 6/9/25	1,315,000	1,413,625
5.13% 6/16/25	1,658,000	1,803,075
JB Poindexter & Co., Inc. 7.13% 4/15/26	765,000	800,435
PM General Purchaser LLC 9.50% 10/1/28	1,096,000	1,110,429
Wabash National Corp. 4.50% 10/15/28	731,000	738,310
		19,097,810
Auto Parts & Equipment–2.97%
Adient Global Holdings Ltd. 4.88% 8/15/26	1,120,000	1,142,400
Adient U.S. LLC 9.00% 4/15/25	843,000	895,688
Allison Transmission, Inc. 4.75% 10/1/27	2,926,000	3,047,429
LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
American Axle & Manufacturing, Inc.
5.00% 10/1/29	993,000	$ 974,034
6.25% 3/15/26	1,317,000	1,344,986
6.50% 4/1/27	1,222,000	1,269,353
6.88% 7/1/28	1,119,000	1,206,707
Clarios Global LP/Clarios U.S. Finance Co.
6.25% 5/15/26	775,000	810,844
6.75% 5/15/25	936,000	980,460
8.50% 5/15/27	2,070,000	2,194,200
Cooper-Standard Automotive, Inc.
5.63% 11/15/26	2,560,000	2,112,000
13.00% 6/1/24	1,187,000	1,281,960
Dana, Inc.
5.38% 11/15/27	1,895,000	1,987,277
5.63% 6/15/28	239,000	253,938
Dornoch Debt Merger Sub, Inc. 6.63% 10/15/29	1,315,000	1,298,562
Goodyear Tire & Rubber Co.
5.00% 7/15/29	942,000	1,011,896
5.25% 4/30/31	1,239,000	1,346,805
5.25% 7/15/31	236,000	256,226
Tenneco, Inc.
5.00% 7/15/26	910,000	874,738
5.13% 4/15/29	742,000	725,305
5.38% 12/15/24	445,000	442,219
7.88% 1/15/29	480,000	518,400
		25,975,427
Banks–0.65%
μBank of America Corp.
6.10% 3/17/25	1,396,000	1,512,915
6.25% 9/5/24	845,000	909,431
μBarclays PLC
7.75% 9/15/23	527,000	565,534
8.00% 6/15/24	996,000	1,100,859
μCitigroup, Inc.
5.95% 5/15/25	370,000	395,900
6.25% 8/15/26	1,070,000	1,206,746
		5,691,385
Beverages–0.19%
Triton Water Holdings, Inc. 6.25% 4/1/29	1,761,000	1,688,975
		1,688,975
Biotechnology–0.14%
Emergent BioSolutions, Inc. 3.88% 8/15/28	850,000	815,804
Grifols Escrow Issuer SA 4.75% 10/15/28	426,000	434,614
		1,250,418
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials–1.09%
Boise Cascade Co. 4.88% 7/1/30	190,000	$ 200,450
Builders FirstSource, Inc. 4.25% 2/1/32	786,000	813,667
Forterra Finance LLC/FRTA Finance Corp. 6.50% 7/15/25	575,000	610,248
Griffon Corp. 5.75% 3/1/28	1,610,000	1,672,516
JELD-WEN, Inc.
4.88% 12/15/27	1,200,000	1,231,368
6.25% 5/15/25	520,000	543,400
Masonite International Corp. 5.38% 2/1/28	196,000	205,555
PGT Innovations, Inc. 4.38% 10/1/29	526,000	528,630
Standard Industries, Inc.
3.38% 1/15/31	470,000	452,746
4.75% 1/15/28	2,190,000	2,261,175
5.00% 2/15/27	445,000	458,083
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29	554,000	580,260
		9,558,098
Chemicals–2.30%
Axalta Coating Systems LLC 3.38% 2/15/29	713,000	689,827
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/27	2,024,000	2,110,020
Chemours Co.
4.63% 11/15/29	190,000	188,527
5.75% 11/15/28	1,488,000	1,556,999
CVR Partners LP/CVR Nitrogen Finance Corp.
6.13% 6/15/28	796,000	839,780
9.25% 6/15/23	286,000	286,601
Element Solutions, Inc. 3.88% 9/1/28	1,260,000	1,266,300
GCP Applied Technologies, Inc. 5.50% 4/15/26	300,000	307,500
Hexion, Inc. 7.88% 7/15/27	995,000	1,049,725
INEOS Quattro Finance 2 Plc 3.38% 1/15/26	992,000	995,621
NOVA Chemicals Corp.
4.25% 5/15/29	824,000	827,345
4.88% 6/1/24	1,406,000	1,451,695
5.00% 5/1/25	313,000	328,046
5.25% 6/1/27	1,056,000	1,124,640
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13% 4/1/29	1,457,000	1,486,140
5.38% 9/1/25	2,247,000	2,288,008

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Valvoline, Inc. 4.25% 2/15/30	570,000	$ 581,525
Venator Finance Sarl/Venator Materials LLC 9.50% 7/1/25	815,000	888,350
WR Grace Holdings LLC
4.88% 6/15/27	1,390,000	1,427,711
5.63% 8/15/29	396,000	405,405
		20,099,765
Commercial Services–3.62%
ADT Security Corp.
4.13% 8/1/29	1,056,000	1,040,160
4.88% 7/15/32	1,600,000	1,633,592
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63% 7/15/26	374,000	392,401
9.75% 7/15/27	373,000	398,523
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63% 6/1/28	555,000	554,656
4.63% 6/1/28	863,000	847,022
APi Escrow Corp. 4.75% 10/15/29	527,000	537,540
APi Group DE, Inc. 4.13% 7/15/29	625,000	628,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38% 3/1/29	849,000	895,542
5.75% 7/15/27	997,000	1,034,387
5.75% 7/15/27	735,000	762,562
Brink's Co. 4.63% 10/15/27	2,313,000	2,382,390
CoreCivic, Inc. 8.25% 4/15/26	1,045,000	1,092,025
Garda World Security Corp.
6.00% 6/1/29	929,000	887,195
9.50% 11/1/27	1,285,000	1,385,468
Gartner, Inc.
3.63% 6/15/29	424,000	428,685
3.75% 10/1/30	190,000	194,256
4.50% 7/1/28	755,000	788,511
HealthEquity, Inc. 4.50% 10/1/29	243,000	240,570
Herc Holdings, Inc. 5.50% 7/15/27	1,562,000	1,624,480
Hertz Corp.
4.63% 12/1/26	412,000	414,575
5.00% 12/1/29	491,000	491,420
5.50% 10/15/24	656,000	2,460
6.00% 1/15/28	2,613,000	84,923
7.13% 8/1/26	805,000	26,163
NESCO Holdings II, Inc. 5.50% 4/15/29	503,000	519,347
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Nielsen Finance LLC/Nielsen Finance Co. 5.63% 10/1/28	1,075,000	$ 1,109,937
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38% 8/31/27	1,850,000	1,785,971
5.75% 4/15/26	772,000	828,873
Sabre GLBL, Inc.
7.38% 9/1/25	1,170,000	1,222,650
9.25% 4/15/25	373,000	421,490
Service Corp. International
3.38% 8/15/30	556,000	545,753
4.00% 5/15/31	287,000	290,588
4.63% 12/15/27	75,000	78,281
5.13% 6/1/29	990,000	1,061,775
Team Health Holdings, Inc. 6.38% 2/1/25	577,000	543,101
United Rentals North America, Inc.
3.88% 2/15/31	807,000	819,105
4.88% 1/15/28	391,000	410,892
5.25% 1/15/30	2,310,000	2,500,575
5.50% 5/15/27	770,000	800,800
		31,706,769
Computers–1.27%
Ahead DB Holdings LLC 6.63% 5/1/28	635,000	630,238
Booz Allen Hamilton, Inc.
3.88% 9/1/28	741,000	753,968
4.00% 7/1/29	808,000	834,571
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00% 11/1/29	1,200,000	1,182,816
Dell International LLC/EMC Corp.
6.10% 7/15/27	280,000	333,988
6.20% 7/15/30	280,000	353,323
Diebold Nixdorf, Inc. 9.38% 7/15/25	155,000	166,895
Exela Intermediate LLC/Exela Finance, Inc. 11.50% 7/15/26	1,344,000	953,353
NCR Corp.
5.00% 10/1/28	486,000	500,580
5.13% 4/15/29	851,000	880,955
5.75% 9/1/27	2,432,000	2,541,440
6.13% 9/1/29	1,105,000	1,180,850
Presidio Holdings, Inc. 4.88% 2/1/27	505,000	520,150

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Science Applications International Corp. 4.88% 4/1/28	285,000	$ 292,125
		11,125,252
Cosmetics & Personal Care–0.37%
Coty, Inc. 5.00% 4/15/26	660,000	679,820
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29	610,000	619,912
Edgewell Personal Care Co.
4.13% 4/1/29	450,000	453,375
5.50% 6/1/28	1,360,000	1,443,572
		3,196,679
Distribution/Wholesale–0.32%
Ritchie Bros Holdings, Inc. 4.75% 12/15/31	422,000	440,462
Wolverine Escrow LLC
8.50% 11/15/24	120,000	111,300
9.00% 11/15/26	2,083,000	1,978,850
13.13% 11/15/27	365,000	233,162
		2,763,774
Diversified Financial Services–1.31%
Ally Financial, Inc. 5.75% 11/20/25	1,919,000	2,164,305
Coinbase Global, Inc.
3.38% 10/1/28	320,000	298,800
3.63% 10/1/31	320,000	294,400
•ILFC E-Capital Trust I 3.37% (LIBOR03M + 1.55%) 12/21/65	640,000	528,000
•ILFC E-Capital Trust II 3.67% (LIBOR03M + 1.80%) 12/21/65	1,566,000	1,335,015
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30	640,000	632,000
5.50% 8/15/28	644,000	656,880
5.75% 11/15/31	1,050,000	1,044,750
OneMain Finance Corp.
3.50% 1/15/27	305,000	301,569
4.00% 9/15/30	340,000	334,349
6.13% 3/15/24	785,000	832,280
6.63% 1/15/28	410,000	459,200
7.13% 3/15/26	597,000	680,580
Rocket Mortgage LLC
2.88% 10/15/26	704,000	698,720
4.00% 10/15/33	237,000	240,053
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.63% 3/1/29	807,000	810,026
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (continued)
3.88% 3/1/31	143,000	$ 145,145
		11,456,072
Electric–1.03%
Calpine Corp.
4.63% 2/1/29	1,106,000	1,090,792
5.00% 2/1/31	557,000	557,000
NextEra Energy Operating Partners LP 4.25% 9/15/24	89,000	92,115
NRG Energy, Inc.
3.38% 2/15/29	400,000	391,960
3.63% 2/15/31	411,000	400,725
3.88% 2/15/32	620,000	607,600
5.25% 6/15/29	1,020,000	1,092,813
5.75% 1/15/28	143,000	151,167
6.63% 1/15/27	563,000	585,258
PG&E Corp.
5.00% 7/1/28	803,000	844,611
5.25% 7/1/30	199,000	208,691
Pike Corp. 5.50% 9/1/28	641,000	642,461
=Texas Competitive Electric Holdings 1.00% 10/20/99	6,255,000	9,383
μVistra Corp. 7.00% 12/15/26	975,000	987,568
Vistra Operations Co. LLC
4.38% 5/1/29	641,000	642,045
5.00% 7/31/27	280,000	290,590
5.63% 2/15/27	425,000	437,750
		9,032,529
Electrical Components & Equipment–0.75%
Energizer Holdings, Inc.
4.38% 3/31/29	2,206,000	2,152,946
4.75% 6/15/28	1,097,000	1,120,311
WESCO Distribution, Inc.
7.13% 6/15/25	1,152,000	1,221,120
7.25% 6/15/28	1,847,000	2,024,774
		6,519,151
Electronics–0.82%
II-VI, Inc. 5.00% 12/15/29	377,000	385,000
Imola Merger Corp. 4.75% 5/15/29	3,637,000	3,731,744
Sensata Technologies BV
4.00% 4/15/29	1,052,000	1,074,355
4.88% 10/15/23	435,000	456,750
5.00% 10/1/25	391,000	424,235
5.63% 11/1/24	531,000	583,728
Sensata Technologies, Inc. 3.75% 2/15/31	546,000	544,062
		7,199,874

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Engineering & Construction–0.47%
Global Infrastructure Solutions, Inc. 5.63% 6/1/29	1,203,000	$ 1,233,075
MasTec, Inc. 4.50% 8/15/28	1,940,000	2,015,175
Weekley Homes LLC/Weekley Finance Corp. 4.88% 9/15/28	841,000	866,230
		4,114,480
Entertainment–3.16%
AMC Entertainment Holdings, Inc.
10.00% 6/15/26	786,475	777,081
10.50% 4/24/26	449,000	477,062
Boyne USA, Inc. 4.75% 5/15/29	999,000	1,028,970
Caesars Entertainment, Inc.
4.63% 10/15/29	810,000	810,000
8.13% 7/1/27	1,316,000	1,457,391
Cedar Fair LP 5.25% 7/15/29	380,000	389,500
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
5.38% 4/15/27	67,000	68,675
5.50% 5/1/25	1,931,000	1,998,585
Cinemark USA, Inc.
5.25% 7/15/28	685,000	667,875
8.75% 5/1/25	407,000	431,420
International Game Technology PLC
4.13% 4/15/26	350,000	360,525
5.25% 1/15/29	376,000	398,391
6.50% 2/15/25	1,439,000	1,561,315
Live Nation Entertainment, Inc.
3.75% 1/15/28	564,000	559,770
4.75% 10/15/27	1,165,000	1,197,037
4.88% 11/1/24	649,000	655,490
5.63% 3/15/26	1,402,000	1,447,565
6.50% 5/15/27	2,710,000	2,964,062
Six Flags Entertainment Corp.
4.88% 7/31/24	1,970,000	1,989,700
5.50% 4/15/27	866,000	896,310
Six Flags Theme Parks, Inc. 7.00% 7/1/25	1,137,000	1,214,251
Vail Resorts, Inc. 6.25% 5/15/25	2,031,000	2,112,240
WMG Acquisition Corp.
3.00% 2/15/31	990,000	947,925
3.75% 12/1/29	1,497,000	1,493,257
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13% 10/1/29	1,660,000	1,684,900
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (continued)
7.75% 4/15/25	25,000	$ 26,219
		27,615,516
Environmental Control–0.77%
Clean Harbors, Inc. 4.88% 7/15/27	735,000	757,050
GFL Environmental, Inc.
3.75% 8/1/25	961,000	970,610
4.00% 8/1/28	1,155,000	1,131,900
4.38% 8/15/29	555,000	549,797
4.75% 6/15/29	684,000	689,985
Harsco Corp. 5.75% 7/31/27	156,000	158,925
Madison IAQ LLC
4.13% 6/30/28	483,000	484,207
5.88% 6/30/29	1,120,000	1,120,000
Stericycle, Inc. 3.88% 1/15/29	893,000	879,605
		6,742,079
Food–2.43%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.25% 3/15/26	699,000	712,106
3.50% 2/15/23	430,000	437,525
3.50% 3/15/29	1,426,000	1,428,795
4.63% 1/15/27	1,472,000	1,544,776
5.88% 2/15/28	834,000	884,040
7.50% 3/15/26	1,361,000	1,452,867
B&G Foods, Inc. 5.25% 4/1/25	1,479,000	1,510,621
Lamb Weston Holdings, Inc.
4.13% 1/31/30	1,188,000	1,219,114
4.38% 1/31/32	396,000	408,383
4.88% 5/15/28	448,000	484,960
New Albertsons LP
6.63% 6/1/28	569,000	624,478
7.45% 8/1/29	154,000	178,255
7.75% 6/15/26	672,000	760,200
8.00% 5/1/31	644,000	785,680
Performance Food Group, Inc.
4.25% 8/1/29	1,190,000	1,180,551
5.50% 10/15/27	1,239,000	1,293,206
6.88% 5/1/25	195,000	203,775
Post Holdings, Inc.
5.50% 12/15/29	202,000	212,227
5.63% 1/15/28	1,140,000	1,208,104
5.75% 3/1/27	3,700,000	3,820,250
TreeHouse Foods, Inc. 4.00% 9/1/28	92,000	88,320
U.S. Foods, Inc.
4.63% 6/1/30	590,000	596,579

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
U.S. Foods, Inc. (continued)
4.75% 2/15/29	260,000	$ 264,225
		21,299,037
Food Service–0.11%
Aramark Services, Inc. 5.00% 2/1/28	917,000	947,949
		947,949
Forest Products & Paper–0.07%
Glatfelter Corp. 4.75% 11/15/29	595,000	613,594
		613,594
Gas–0.21%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50% 5/20/25	680,000	728,450
5.63% 5/20/24	291,000	314,621
5.75% 5/20/27	520,000	575,250
5.88% 8/20/26	220,000	246,072
		1,864,393
Health Care Products–0.89%
Avantor Funding, Inc. 4.63% 7/15/28	1,791,000	1,867,117
Hill-Rom Holdings, Inc. 4.38% 9/15/27	375,000	391,875
Hologic, Inc. 3.25% 2/15/29	2,184,000	2,184,000
Mozart Debt Merger Sub, Inc.
3.88% 4/1/29	1,944,000	1,937,138
5.25% 10/1/29	1,376,000	1,394,769
		7,774,899
Health Care Services–7.35%
Acadia Healthcare Co., Inc.
5.00% 4/15/29	457,000	469,568
5.50% 7/1/28	15,000	15,766
AHP Health Partners, Inc. 5.75% 7/15/29	603,000	596,970
Catalent Pharma Solutions, Inc.
3.13% 2/15/29	211,000	208,130
5.00% 7/15/27	142,000	147,538
Centene Corp.
4.25% 12/15/27	2,466,000	2,570,805
4.63% 12/15/29	5,127,000	5,529,264
CHS/Community Health Systems, Inc.
4.75% 2/15/31	735,000	741,431
5.63% 3/15/27	870,000	920,747
6.00% 1/15/29	435,000	463,819
6.13% 4/1/30	1,246,000	1,232,693
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
CHS/Community Health Systems, Inc. (continued)
8.00% 3/15/26	1,729,000	$ 1,817,611
DaVita, Inc.
3.75% 2/15/31	2,401,000	2,339,366
4.63% 6/1/30	585,000	598,894
Encompass Health Corp.
4.50% 2/1/28	3,401,000	3,498,779
4.75% 2/1/30	474,000	488,220
Envision Healthcare Corp. 8.75% 10/15/26	901,000	518,075
Global Medical Response, Inc. 6.50% 10/1/25	940,000	949,400
HCA, Inc.
3.50% 9/1/30	1,665,000	1,759,697
5.38% 2/1/25	5,506,000	6,051,094
5.38% 9/1/26	3,920,000	4,405,100
5.63% 9/1/28	812,000	948,814
5.88% 2/15/26	7,118,000	8,028,250
5.88% 2/1/29	200,000	238,310
IQVIA, Inc.
5.00% 10/15/26	1,826,000	1,873,932
5.00% 5/15/27	1,259,000	1,303,443
Molina Healthcare, Inc. 3.88% 11/15/30	752,000	780,200
Radiology Partners, Inc. 9.25% 2/1/28	825,000	866,349
RP Escrow Issuer LLC 5.25% 12/15/25	425,000	428,719
Syneos Health, Inc. 3.63% 1/15/29	292,000	288,350
Tenet Healthcare Corp.
4.25% 6/1/29	790,000	802,237
4.63% 7/15/24	1,182,000	1,196,775
4.63% 9/1/24	326,000	333,335
4.63% 6/15/28	397,000	407,918
4.88% 1/1/26	4,225,000	4,339,624
5.13% 11/1/27	3,586,000	3,733,922
6.25% 2/1/27	2,750,000	2,846,250
7.50% 4/1/25	568,000	597,792
		64,337,187
Home Furnishings–0.28%
Tempur Sealy International, Inc.
3.88% 10/15/31	473,000	473,894
4.00% 4/15/29	1,907,000	1,940,372
		2,414,266
Household Products Wares–0.85%
ACCO Brands Corp. 4.25% 3/15/29	2,130,000	2,114,025
Central Garden & Pet Co.
4.13% 10/15/30	651,000	656,696

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Products Wares (continued)
Central Garden & Pet Co. (continued)
5.13% 2/1/28	2,367,000	$ 2,473,515
Spectrum Brands, Inc.
3.88% 3/15/31	357,000	352,538
5.00% 10/1/29	572,000	599,885
5.50% 7/15/30	1,040,000	1,115,400
5.75% 7/15/25	104,000	106,210
		7,418,269
Housewares–0.74%
CD&R Smokey Buyer, Inc. 6.75% 7/15/25	1,357,000	1,424,850
Newell Brands, Inc.
4.70% 4/1/26	1,463,000	1,595,043
4.88% 6/1/25	395,000	430,550
5.88% 4/1/36	250,000	308,125
Scotts Miracle-Gro Co.
4.00% 4/1/31	819,000	808,763
4.38% 2/1/32	819,000	816,952
4.50% 10/15/29	1,079,000	1,124,858
		6,509,141
Internet–1.42%
Arches Buyer, Inc.
4.25% 6/1/28	744,000	743,613
6.13% 12/1/28	423,000	425,642
Millennium Escrow Corp. 6.63% 8/1/26	850,000	852,125
Netflix, Inc.
4.88% 4/15/28	2,500,000	2,850,000
4.88% 6/15/30	1,170,000	1,364,512
5.38% 11/15/29	1,105,000	1,312,188
5.88% 11/15/28	648,000	779,220
Photo Holdings Merger Sub, Inc. 8.50% 10/1/26	1,975,000	2,054,434
TripAdvisor, Inc. 7.00% 7/15/25	78,000	82,290
Uber Technologies, Inc.
4.50% 8/15/29	1,879,000	1,913,461
7.50% 9/15/27	80,000	87,064
		12,464,549
Iron & Steel–0.60%
Allegheny Technologies, Inc.
4.88% 10/1/29	415,000	415,415
5.13% 10/1/31	310,000	312,325
5.88% 12/1/27	565,000	589,012
Big River Steel LLC/BRS Finance Corp. 6.63% 1/31/29	699,000	755,794
Carpenter Technology Corp. 6.38% 7/15/28	763,000	811,141
Cleveland-Cliffs, Inc.
4.63% 3/1/29	708,000	722,160
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Iron & Steel (continued)
Cleveland-Cliffs, Inc. (continued)
4.88% 3/1/31	643,000	$ 667,997
U.S. Steel Corp. 6.88% 3/1/29	896,000	964,320
		5,238,164
Leisure Time–0.90%
Carnival Corp.
4.00% 8/1/28	921,000	914,092
6.00% 5/1/29	1,444,000	1,436,780
10.50% 2/1/26	289,000	329,892
Constellation Merger Sub, Inc. 8.50% 9/15/25	962,000	913,900
Royal Caribbean Cruises Ltd.
9.13% 6/15/23	179,000	189,292
10.88% 6/1/23	524,000	572,473
11.50% 6/1/25	906,000	1,014,720
Vista Outdoor, Inc. 4.50% 3/15/29	2,531,000	2,546,819
		7,917,968
Lodging–1.25%
Hilton Domestic Operating Co., Inc.
3.75% 5/1/29	335,000	337,513
4.00% 5/1/31	201,000	205,531
4.88% 1/15/30	722,000	771,637
5.38% 5/1/25	236,000	245,582
5.75% 5/1/28	659,000	704,089
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.88% 4/1/27	858,000	883,740
Marriott Ownership Resorts, Inc.
4.50% 6/15/29	333,000	335,171
4.75% 1/15/28	45,000	45,675
6.13% 9/15/25	392,000	408,660
MGM Resorts International
4.63% 9/1/26	1,102,000	1,146,080
5.50% 4/15/27	1,266,000	1,348,290
5.75% 6/15/25	430,000	462,787
6.00% 3/15/23	1,255,000	1,311,475
Station Casinos LLC 4.50% 2/15/28	1,635,000	1,644,319
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50% 3/1/25	1,093,000	1,125,790
		10,976,339
Machinery Construction & Mining–0.05%
Terex Corp. 5.00% 5/15/29	457,000	469,568
		469,568

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified–0.07%
ATS Automation Tooling Systems, Inc. 4.13% 12/15/28	321,000	$ 323,407
TK Elevator Holdco GmbH 7.63% 7/15/28	251,000	268,884
		592,291
Media–10.24%
Altice Financing SA 5.75% 8/15/29	1,129,000	1,117,710
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25% 2/1/31	3,244,000	3,272,482
4.25% 1/15/34	1,245,000	1,224,865
4.50% 8/15/30	175,000	179,058
4.75% 3/1/30	5,491,000	5,710,640
5.00% 2/1/28	3,271,000	3,401,840
5.13% 5/1/27	8,600,000	8,858,000
5.38% 6/1/29	1,968,000	2,123,738
5.50% 5/1/26	735,000	757,206
Clear Channel Worldwide Holdings, Inc. 5.13% 8/15/27	2,666,000	2,758,670
CSC Holdings LLC
4.50% 11/15/31	1,160,000	1,145,500
5.38% 2/1/28	800,000	828,296
5.88% 9/15/22	735,000	753,375
6.50% 2/1/29	3,580,000	3,830,600
7.50% 4/1/28	615,000	659,588
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38% 8/15/26	890,000	445,000
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88% 8/15/27	1,208,000	1,236,642
DISH DBS Corp.
5.00% 3/15/23	558,000	571,950
5.25% 12/1/26	3,760,000	3,819,352
5.75% 12/1/28	750,000	757,500
5.88% 7/15/22	132,000	134,145
5.88% 11/15/24	8,132,000	8,353,678
7.75% 7/1/26	2,740,000	2,890,700
Entercom Media Corp. 6.50% 5/1/27	761,000	752,781
Gannett Holdings LLC 6.00% 11/1/26	420,000	428,925
GCI LLC 4.75% 10/15/28	1,145,000	1,175,056
Gray Escrow II, Inc. 5.38% 11/15/31	889,000	914,559
Gray Television, Inc.
4.75% 10/15/30	600,000	596,250
5.88% 7/15/26	718,000	741,787
7.00% 5/15/27	112,000	119,700
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
iHeartCommunications, Inc.
5.25% 8/15/27	723,000	$ 751,992
6.38% 5/1/26	797,062	826,952
8.38% 5/1/27	3,095,299	3,263,498
Liberty Interactive LLC 8.25% 2/1/30	352,000	385,440
McGraw-Hill Education, Inc. 5.75% 8/1/28	1,025,000	1,014,750
Midcontinent Communications/Midcontinent Finance Corp. 5.38% 8/15/27	901,000	928,030
News Corp. 3.88% 5/15/29	865,000	873,650
Nexstar Broadcasting, Inc.
4.75% 11/1/28	900,000	916,875
5.63% 7/15/27	4,477,000	4,719,295
Scripps Escrow II, Inc.
3.88% 1/15/29	301,000	300,624
5.38% 1/15/31	291,000	295,729
Scripps Escrow, Inc. 5.88% 7/15/27	192,000	201,708
Sinclair Television Group, Inc.
4.13% 12/1/30	1,100,000	1,042,250
5.88% 3/15/26	84,000	85,260
Sirius XM Radio, Inc.
4.00% 7/15/28	903,000	908,048
4.13% 7/1/30	285,000	285,000
5.00% 8/1/27	3,866,000	4,018,088
5.50% 7/1/29	2,465,000	2,656,037
Univision Communications, Inc. 4.50% 5/1/29	629,000	635,290
UPC Broadband Finco BV 4.88% 7/15/31	794,000	809,880
UPC Holding BV 5.50% 1/15/28	160,000	166,000
μViacomCBS, Inc.
5.88% 2/28/57	887,000	884,508
6.25% 2/28/57	1,145,000	1,289,556
Videotron Ltd.
5.13% 4/15/27	1,383,000	1,424,490
5.38% 6/15/24	798,000	853,860
Virgin Media Secured Finance PLC 5.50% 5/15/29	456,000	481,486
		89,577,889
Metal Fabricate & Hardware–0.10%
Advanced Drainage Systems, Inc. 5.00% 9/30/27	605,000	625,419
Roller Bearing Co. of America, Inc. 4.38% 10/15/29	211,000	215,220
		840,639

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–1.13%
Alcoa Nederland Holding BV 5.50% 12/15/27	789,000	$ 844,230
Arconic Corp.
6.00% 5/15/25	1,432,000	1,496,440
6.13% 2/15/28	2,129,000	2,265,682
FMG Resources August 2006 Pty. Ltd. 4.38% 4/1/31	564,000	592,200
Freeport-McMoRan, Inc.
4.13% 3/1/28	1,140,000	1,182,750
4.38% 8/1/28	693,000	726,784
5.40% 11/14/34	150,000	182,625
5.45% 3/15/43	185,000	232,562
Kaiser Aluminum Corp. 4.50% 6/1/31	485,000	477,119
Novelis Corp.
3.25% 11/15/26	637,000	642,574
3.88% 8/15/31	318,000	316,012
4.75% 1/30/30	890,000	935,612
		9,894,590
Office Business Equipment–0.23%
CDW LLC/CDW Finance Corp.
3.25% 2/15/29	489,000	493,367
4.25% 4/1/28	1,000,000	1,032,500
5.50% 12/1/24	435,000	476,668
		2,002,535
Oil & Gas–4.85%
Antero Resources Corp.
5.38% 3/1/30	341,000	364,529
7.63% 2/1/29	334,000	370,740
8.38% 7/15/26	999,000	1,137,431
Apache Corp.
4.63% 11/15/25	146,000	156,768
4.88% 11/15/27	146,000	159,140
Baytex Energy Corp. 8.75% 4/1/27	1,280,000	1,340,800
California Resources Corp. 7.13% 2/1/26	907,000	942,264
Callon Petroleum Co. 6.13% 10/1/24	385,000	379,225
Chesapeake Energy Corp. 5.50% 2/1/26	643,000	676,757
CNX Resources Corp. 6.00% 1/15/29	493,000	512,720
Comstock Resources, Inc.
5.88% 1/15/30	534,000	547,350
6.75% 3/1/29	1,682,000	1,824,297
7.50% 5/15/25	572,000	589,875
Continental Resources, Inc. 5.75% 1/15/31	180,000	211,972
Devon Energy Corp. 5.88% 6/15/28	524,000	567,534
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Encino Acquisition Partners Holdings LLC 8.50% 5/1/28	1,530,000	$ 1,589,287
Endeavor Energy Resources LP/EER Finance, Inc. 6.63% 7/15/25	481,000	508,912
EQT Corp.
3.13% 5/15/26	421,000	432,169
3.63% 5/15/31	345,000	357,938
3.90% 10/1/27	465,000	498,722
5.00% 1/15/29	320,000	354,400
6.63% 2/1/25	350,000	394,627
Gulfport Energy Corp.
6.00% 10/15/24	1,110,000	44,400
6.38% 5/15/25	196,000	7,840
6.38% 1/15/26	1,155,000	46,200
8.00% 5/17/26	721,850	787,719
MEG Energy Corp.
6.50% 1/15/25	637,000	647,351
7.13% 2/1/27	1,327,000	1,413,149
Nabors Industries Ltd. 7.25% 1/15/26	355,000	328,375
Nabors Industries, Inc. 5.75% 2/1/25	465,000	431,009
Oasis Petroleum, Inc. 6.38% 6/1/26	398,000	416,905
Occidental Petroleum Corp.
5.50% 12/1/25	510,000	565,779
5.88% 9/1/25	559,000	616,297
6.13% 1/1/31	879,000	1,067,985
6.38% 9/1/28	623,000	739,713
6.63% 9/1/30	479,000	592,763
8.00% 7/15/25	1,305,000	1,523,587
8.50% 7/15/27	919,000	1,146,452
8.88% 7/15/30	1,069,000	1,441,718
Ovintiv, Inc. 8.13% 9/15/30	290,000	385,627
PBF Holding Co. LLC/PBF Finance Corp.
6.00% 2/15/28	337,000	216,523
9.25% 5/15/25	599,000	569,799
Precision Drilling Corp.
6.88% 1/15/29	122,000	124,345
7.13% 1/15/26	789,000	802,807
Range Resources Corp.
5.00% 3/15/23	72,000	73,620
8.25% 1/15/29	392,000	437,080
9.25% 2/1/26	1,870,000	2,015,472
Rockcliff Energy II LLC 5.50% 10/15/29	382,000	393,460
SM Energy Co.
6.50% 7/15/28	242,000	250,470
6.63% 1/15/27	616,000	634,480
6.75% 9/15/26	379,000	389,423
Southwestern Energy Co.
4.75% 2/1/32	240,000	252,745

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Southwestern Energy Co. (continued)
5.38% 3/15/30	1,088,000	$ 1,165,770
8.38% 9/15/28	1,400,000	1,562,750
Sunoco LP/Sunoco Finance Corp.
4.50% 5/15/29	474,000	481,359
4.50% 4/30/30	1,690,000	1,732,106
Transocean Pontus Ltd. 6.13% 8/1/25	1,331,960	1,301,991
Transocean, Inc. 11.50% 1/30/27	1,073,000	1,051,540
Vine Energy Holdings LLC 6.75% 4/15/29	2,594,000	2,814,490
		42,390,556
Oil & Gas Services–0.22%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25% 4/1/28	429,000	447,327
6.88% 4/1/27	649,000	681,450
Oceaneering International, Inc. 6.00% 2/1/28	550,000	539,599
@Telford Offshore Ltd. 12.00% 12/31/99	717,902	359
Transocean Proteus Ltd. 6.25% 12/1/24	231,000	227,535
		1,896,270
Packaging & Containers–1.99%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13% 8/15/26	364,000	372,190
5.25% 8/15/27	1,618,000	1,628,112
5.25% 8/15/27	1,121,000	1,128,006
Berry Global, Inc. 4.88% 7/15/26	750,000	775,815
Graham Packaging Co., Inc. 7.13% 8/15/28	268,000	277,401
Greif, Inc. 6.50% 3/1/27	697,000	723,138
LABL Escrow Issuer LLC 6.75% 7/15/26	2,508,000	2,584,745
Mauser Packaging Solutions Holding Co.
5.50% 4/15/24	3,109,000	3,137,510
7.25% 4/15/25	1,695,000	1,699,297
Owens-Brockway Glass Container, Inc.
6.38% 8/15/25	460,000	495,650
6.63% 5/13/27	949,000	1,001,195
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00% 10/15/27	1,828,000	$ 1,777,730
TriMas Corp. 4.13% 4/15/29	852,000	854,130
Trivium Packaging Finance BV
5.50% 8/15/26	488,000	507,520
8.50% 8/15/27	445,000	470,587
		17,433,026
Pharmaceuticals–3.69%
180 Medical, Inc. 3.88% 10/15/29	686,000	694,575
Bausch Health Americas, Inc.
8.50% 1/31/27	3,758,000	3,945,900
9.25% 4/1/26	3,137,000	3,313,456
Bausch Health Cos., Inc.
4.88% 6/1/28	1,195,000	1,218,900
5.00% 1/30/28	411,000	378,120
5.00% 2/15/29	916,000	808,370
5.25% 1/30/30	720,000	633,600
5.25% 2/15/31	670,000	588,762
5.50% 11/1/25	3,017,000	3,066,026
5.75% 8/15/27	453,000	470,214
6.13% 4/15/25	1,986,000	2,022,860
6.25% 2/15/29	140,000	133,034
7.00% 1/15/28	715,000	711,425
7.25% 5/30/29	787,000	779,130
9.00% 12/15/25	2,609,000	2,747,747
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
5.88% 10/15/24	580,000	570,964
6.00% 6/30/28	665,000	495,425
9.50% 7/31/27	803,000	817,390
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 6.13% 4/1/29	470,000	460,600
Jazz Securities DAC 4.38% 1/15/29	918,000	950,534
‡Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50% 4/15/25	870,000	474,150
5.63% 10/15/23	500,000	272,500
5.75% 8/1/22	470,000	249,100
Organon Finance 1 LLC
4.13% 4/30/28	2,178,000	2,213,392
5.13% 4/30/31	1,151,000	1,202,427
Owens & Minor, Inc. 4.50% 3/31/29	1,337,000	1,370,425
Par Pharmaceutical, Inc. 7.50% 4/1/27	818,000	835,939

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Prestige Brands, Inc. 5.13% 1/15/28	820,000	$ 853,825
		32,278,790
Pipelines–4.81%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38% 6/15/29	242,000	255,314
5.75% 3/1/27	435,000	450,769
5.75% 1/15/28	1,622,000	1,700,878
7.88% 5/15/26	892,000	983,020
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63% 12/15/25	781,000	827,860
Buckeye Partners LP
3.95% 12/1/26	185,000	188,554
4.13% 3/1/25	720,000	743,400
4.13% 12/1/27	190,000	195,816
4.50% 3/1/28	720,000	725,400
Cheniere Energy Partners LP
3.25% 1/31/32	523,000	528,230
4.00% 3/1/31	608,000	637,762
4.50% 10/1/29	25,000	26,500
Cheniere Energy, Inc. 4.63% 10/15/28	1,635,000	1,739,182
CNX Midstream Partners LP 4.75% 4/15/30	206,000	205,228
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	1,380,000	1,411,050
DCP Midstream Operating LP
3.88% 3/15/23	1,082,000	1,108,487
4.95% 4/1/22	270,000	270,000
5.38% 7/15/25	355,000	387,838
5.63% 7/15/27	535,000	604,550
6.75% 9/15/37	735,000	983,173
DT Midstream, Inc.
4.13% 6/15/29	968,000	990,990
4.38% 6/15/31	570,000	592,800
EnLink Midstream Partners LP
4.15% 6/1/25	656,000	679,911
4.40% 4/1/24	522,000	545,490
4.85% 7/15/26	312,000	328,380
μ6.00% 12/15/22	1,010,000	806,737
EQM Midstream Partners LP
4.13% 12/1/26	352,000	360,800
4.50% 1/15/29	881,000	916,240
4.75% 7/15/23	43,000	44,720
4.75% 1/15/31	959,000	1,014,142
5.50% 7/15/28	158,000	172,616
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
EQM Midstream Partners LP (continued)
6.00% 7/1/25	1,007,000	$ 1,095,112
6.50% 7/1/27	465,000	520,800
Genesis Energy LP/Genesis Energy Finance Corp.
6.25% 5/15/26	914,000	891,150
6.50% 10/1/25	80,000	79,000
7.75% 2/1/28	796,000	801,970
8.00% 1/15/27	27,000	27,825
Hess Midstream Operations LP
4.25% 2/15/30	697,000	691,773
5.13% 6/15/28	185,000	192,631
5.63% 2/15/26	970,000	999,100
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00% 2/1/28	635,000	632,619
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50% 2/1/26	679,000	700,253
NuStar Logistics LP
5.63% 4/28/27	925,000	978,187
5.75% 10/1/25	429,000	461,655
6.00% 6/1/26	385,000	417,725
6.38% 10/1/30	429,000	476,190
Oasis Midstream Partners LP/OMP Finance Corp. 8.00% 4/1/29	1,263,000	1,376,670
μPlains All American Pipeline LP 6.13% 11/15/22	75,000	63,656
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50% 10/15/26	538,000	560,558
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50% 1/15/28	55,000	54,519
6.00% 3/1/27	575,000	598,000
6.00% 12/31/30	467,000	467,000
6.00% 9/1/31	1,043,000	1,032,116
7.50% 10/1/25	1,985,000	2,148,762
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	1,369,000	1,430,605
4.88% 2/1/31	1,072,000	1,164,138
5.00% 1/15/28	100,000	105,370
5.38% 2/1/27	344,000	354,516
5.88% 4/15/26	1,010,000	1,053,900
6.50% 7/15/27	1,174,000	1,258,528
6.88% 1/15/29	252,000	281,933

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Western Midstream Operating LP
4.50% 3/1/28	123,000	$ 133,763
4.65% 7/1/26	535,000	582,291
		42,058,152
Real Estate–0.08%
Kennedy-Wilson, Inc.
4.75% 3/1/29	345,000	352,763
5.00% 3/1/31	346,000	356,380
		709,143
Real Estate Investment Trusts–2.00%
Iron Mountain, Inc.
4.50% 2/15/31	844,000	853,022
5.25% 3/15/28	1,649,000	1,714,960
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
3.88% 2/15/29	790,000	829,500
4.50% 9/1/26	260,000	279,500
4.63% 6/15/25	852,000	908,309
5.75% 2/1/27	1,794,000	2,027,220
RHP Hotel Properties LP/RHP Finance Corp.
4.50% 2/15/29	1,423,000	1,423,000
4.75% 10/15/27	2,063,000	2,104,260
SBA Communications Corp.
3.13% 2/1/29	952,000	913,920
3.88% 2/15/27	342,000	352,260
VICI Properties LP/VICI Note Co., Inc.
3.50% 2/15/25	81,000	82,215
3.75% 2/15/27	470,000	485,437
4.13% 8/15/30	350,000	370,125
4.25% 12/1/26	2,874,000	2,993,185
4.63% 12/1/29	1,996,000	2,124,193
		17,461,106
Retail–2.89%
1011778 BC ULC/New Red Finance, Inc.
3.50% 2/15/29	320,000	316,704
3.88% 1/15/28	1,005,000	1,017,824
4.00% 10/15/30	640,000	628,800
Asbury Automotive Group, Inc.
4.50% 3/1/28	172,000	175,440
4.63% 11/15/29	495,000	504,281
4.75% 3/1/30	161,000	163,616
Bath & Body Works, Inc.
6.75% 7/1/36	190,000	234,650
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Bath & Body Works, Inc. (continued)
6.88% 11/1/35	155,000	$ 192,588
9.38% 7/1/25	60,000	73,200
Gap, Inc.
3.63% 10/1/29	305,000	301,676
3.88% 10/1/31	243,000	239,659
IRB Holding Corp. 7.00% 6/15/25	415,000	439,058
Lithia Motors, Inc. 4.38% 1/15/31	681,000	726,967
Murphy Oil USA, Inc. 3.75% 2/15/31	252,000	250,425
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.13% 4/1/26	2,150,000	2,281,945
PetSmart, Inc./PetSmart Finance Corp.
4.75% 2/15/28	1,336,000	1,371,070
7.75% 2/15/29	616,000	669,130
Rite Aid Corp.
7.50% 7/1/25	823,000	846,044
8.00% 11/15/26	2,702,000	2,756,040
Sonic Automotive, Inc. 4.63% 11/15/29	728,000	734,916
SRS Distribution, Inc.
4.63% 7/1/28	1,031,000	1,034,866
6.00% 12/1/29	875,000	879,375
6.13% 7/1/29	490,000	499,369
Staples, Inc.
7.50% 4/15/26	3,268,000	3,357,870
10.75% 4/15/27	1,893,000	1,784,152
Superior Plus LP/Superior General Partner, Inc. 4.50% 3/15/29	369,000	379,273
White Cap Buyer LLC 6.88% 10/15/28	369,000	384,683
Yum! Brands, Inc.
3.63% 3/15/31	784,000	781,060
4.63% 1/31/32	1,000,000	1,062,620
4.75% 1/15/30	758,000	820,535
7.75% 4/1/25	380,000	400,425
		25,308,261
Semiconductors–0.72%
ams AG 7.00% 7/31/25	390,000	413,588
Entegris, Inc.
3.63% 5/1/29	576,000	577,440
4.38% 4/15/28	2,300,000	2,363,250
Microchip Technology, Inc. 4.25% 9/1/25	439,000	455,934
ON Semiconductor Corp. 3.88% 9/1/28	2,040,000	2,091,000

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Synaptics, Inc. 4.00% 6/15/29	366,000	$ 371,490
		6,272,702
Software–1.13%
Black Knight InfoServ LLC 3.63% 9/1/28	744,000	743,025
CDK Global, Inc. 5.25% 5/15/29	1,515,000	1,605,900
Clarivate Science Holdings Corp.
3.88% 7/1/28	634,000	637,170
4.88% 7/1/29	714,000	724,082
Dun & Bradstreet Corp. 5.00% 12/15/29	324,000	331,462
Nuance Communications, Inc. 5.63% 12/15/26	1,505,000	1,552,648
SS&C Technologies, Inc. 5.50% 9/30/27	2,640,000	2,758,800
Twilio, Inc.
3.63% 3/15/29	360,000	363,179
3.88% 3/15/31	360,000	363,492
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.88% 2/1/29	788,000	781,223
		9,860,981
Telecommunications–8.68%
Altice France Holding SA
6.00% 2/15/28	380,000	362,900
10.50% 5/15/27	2,174,000	2,337,050
Altice France SA
5.13% 7/15/29	1,570,000	1,531,457
5.50% 1/15/28	200,000	198,482
5.50% 10/15/29	971,000	956,435
8.13% 2/1/27	2,270,000	2,426,062
CommScope Technologies LLC
5.00% 3/15/27	485,000	453,475
6.00% 6/15/25	86,000	86,000
CommScope, Inc.
4.75% 9/1/29	1,177,000	1,169,714
6.00% 3/1/26	2,946,000	3,034,380
8.25% 3/1/27	2,944,000	3,025,519
Embarq Corp. 8.00% 6/1/36	1,500,000	1,680,000
Frontier Communications Holdings LLC
5.00% 5/1/28	2,407,000	2,479,210
5.88% 10/15/27	895,000	946,463
5.88% 11/1/29	172,507	172,507
6.00% 1/15/30	356,000	357,780
Hughes Satellite Systems Corp. 6.63% 8/1/26	854,000	955,840
‡Intelsat Jackson Holdings SA
5.50% 8/1/23	3,134,000	1,419,138
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
‡Intelsat Jackson Holdings SA (continued)
8.00% 2/15/24	2,226,000	$ 2,256,607
8.50% 10/15/24	3,737,000	1,712,611
9.75% 7/15/25	1,050,000	482,024
Level 3 Financing, Inc.
3.63% 1/15/29	552,000	524,400
4.63% 9/15/27	346,000	352,920
5.25% 3/15/26	1,293,000	1,321,614
5.38% 5/1/25	2,627,000	2,684,177
Lumen Technologies, Inc.
4.00% 2/15/27	2,590,000	2,627,684
4.50% 1/15/29	390,000	377,325
5.13% 12/15/26	2,386,000	2,482,943
5.38% 6/15/29	1,020,000	1,020,000
5.63% 4/1/25	253,000	267,603
6.88% 1/15/28	450,000	500,625
7.50% 4/1/24	667,000	730,365
Plantronics, Inc. 4.75% 3/1/29	744,000	709,590
Qwest Corp. 7.25% 9/15/25	210,000	245,171
Sprint Capital Corp.
6.88% 11/15/28	313,000	395,945
8.75% 3/15/32	5,523,000	8,284,500
Sprint Corp.
7.13% 6/15/24	4,648,000	5,218,100
7.63% 2/15/25	1,829,000	2,103,350
7.63% 3/1/26	4,933,000	5,922,560
7.88% 9/15/23	3,665,000	4,036,081
Switch Ltd.
3.75% 9/15/28	428,000	431,210
4.13% 6/15/29	341,000	348,673
Telecom Italia Capital SA
6.00% 9/30/34	325,000	343,741
6.38% 11/15/33	878,000	945,435
T-Mobile USA, Inc.
2.25% 2/15/26	436,000	437,090
4.75% 2/1/28	3,151,000	3,316,428
U.S. Cellular Corp. 6.70% 12/15/33	1,063,000	1,284,678
Zayo Group Holdings, Inc. 4.00% 3/1/27	985,000	970,983
		75,926,845
Toys Games Hobbies–0.20%
Mattel, Inc.
3.38% 4/1/26	300,000	307,656
3.75% 4/1/29	546,000	565,793
5.88% 12/15/27	845,000	908,341
		1,781,790

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.00%
First Student Bidco, Inc./First Transit Parent, Inc. 4.00% 7/31/29	12,000	$ 11,664
		11,664
Total Corporate Bonds (Cost $738,694,395)		757,106,586
LOAN AGREEMENTS–4.81%
•ACProducts, Inc. 4.75% (LIBOR06M + 4.25%) 5/17/28	1,278,575	1,259,397
•Adient U.S. LLC 3.60% (LIBOR01M + 3.50%) 4/8/28	1,094,500	1,093,362
•American Axle & Manufacturing, Inc. 3.00% (LIBOR01M + 2.25%) 4/6/24	169,110	168,502
•Bausch Health Cos., Inc. 3.10% (LIBOR01M + 3.00%) 6/2/25	2,095,454	2,084,453
•BWAY Holding Co. 3.35% (LIBOR01M + 3.25%) 4/3/24	385,298	379,793
•CCI Buyer, Inc. 4.50% (LIBOR03M + 3.75%) 12/17/27	604,256	604,256
•Cincinnati Bell, Inc. 3.75% (SOFR03M + 3.25%) 11/22/28	403,500	402,996
•Claire's Stores, Inc. 6.60% (LIBOR01M + 6.50%) 12/18/26	1,174,102	1,165,790
•CSC Holdings LLC 2.36% (LIBOR03M + 2.25%) 1/15/26	359,825	354,607
DexKo Global, Inc.
✠•4.25% (LIBOR01M + 3.75%) 10/4/28	293,257	291,838
•4.25% (LIBOR03M + 3.75%) 10/4/28	1,139,250	1,133,736
•DirecTV Financing LLC 5.75% (LIBOR03M + 5.00%) 8/2/27	1,775,792	1,776,307
•Ensemble RCM LLC 3.88% (LIBOR03M + 3.75%) 8/3/26	138,903	138,671
•Envision Healthcare Corp. 3.85% (LIBOR01M + 3.75%) 10/10/25	2,056,704	1,648,901
=•FGI Operating Co. LLC 10.22% (LIBOR03M + 10.00%) 5/16/22	90,918	9,910
•First Student Bidco, Inc.
3.50% (LIBOR03M + 3.00%) 7/21/28	955,128	950,754
4.00% (LIBOR03M + 3.00%) 7/21/28	352,564	350,949
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Graham Packaging Co., Inc. 3.75% (LIBOR01M + 3.00%) 8/4/27	1,096,770	$ 1,092,766
•Greeneden U.S. Holdings II LLC 4.75% (LIBOR01M + 4.00%) 12/1/27	995,678	998,585
•iHeartCommunications, Inc. 3.10% (LIBOR01M + 3.00%) 5/1/26	1,343,952	1,334,115
•IRB Holding Corp. 4.25% (LIBOR03M + 3.25%) 12/15/27	829,125	828,346
•LABL, Inc. 5.10% (LIBOR01M + 5.00%) 7/1/26	1,110,000	1,107,225
•Madison IAQ LLC 3.75% (LIBOR06M + 3.25%) 6/21/28	974,105	972,615
•Medline Borrower LP 3.75% (LIBOR01M + 3.25%) 10/23/28	650,558	650,271
Moran Foods LLC
=✠^0.00% 4/1/23	199,821	199,821
•8.00% (LIBOR03M + 7.00%) 4/1/24	1,310,114	1,329,765
•11.75% (LIBOR03M + 10.75%) 10/1/24	895,683	761,331
•Olympus Water U.S. Holding Corp. 4.25% (LIBOR03M + 3.75%) 11/9/28	618,000	615,423
•Parexel International Corp. 4.00% (LIBOR01M + 3.50%) 11/15/28	988,000	987,555
•Park River Holdings, Inc. 4.00% (LIBOR03M + 3.25%) 12/28/27	465,659	460,928
•Petco Health & Wellness Co., Inc. 4.00% (LIBOR03M + 3.25%) 3/3/28	1,399,624	1,396,559
•Revlon Consumer Products Corp. 4.25% (LIBOR03M + 3.50%) 9/7/23	1,400,315	812,183
•Reynolds Group Holdings, Inc. 4.00% (LIBOR01M + 3.50%) 9/20/28	435,783	434,763
•Sabre Global, Inc.
4.00% (LIBOR01M + 3.50%) 12/17/27	452,459	446,238
4.00% (LIBOR01M + 3.50%) 12/17/27	283,841	279,938
•Scientific Games International, Inc. 2.85% (LIBOR01M + 2.75%) 8/14/24	1,981,244	1,972,883
•Serta Simmons Bedding LLC 8.50% (LIBOR03M + 7.50%) 8/10/23	1,424,377	1,328,630

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Shutterfly, Inc. 5.75% (LIBOR03M + 5.00%) 9/25/26	735,000	$ 725,812
•SP Preferred Buyer LLC 4.60% (LIBOR01M + 4.50%) 12/22/25	2,123,964	2,056,273
•Spirit Aerosystems, Inc. 4.25% (LIBOR01M + 3.75%) 1/15/25	433,628	433,737
•Summer Holdco B SARL 5.25% (LIBOR01M + 4.50%) 12/4/26	347,700	347,119
•Titan Acquisition Ltd. 3.35% (LIBOR01M + 3.00%) 3/28/25	296,493	291,222
•Triton Water Holdings, Inc. 4.00% (LIBOR03M + 3.50%) 3/31/28	993,914	982,166
•Truck Hero, Inc. 4.00% (LIBOR01M + 3.25%) 1/31/28	223,908	222,457
•U.S. Renal Care, Inc. 5.10% (LIBOR01M + 5.00%) 6/26/26	1,499,323	1,454,913
•UFC Holdings LLC 3.50% (LIBOR06M + 2.75%) 4/29/26	832,659	828,046
•Vertical U.S. Newco, Inc. 4.00% (LIBOR06M + 3.50%) 7/30/27	864,892	864,771
•Vertiv Group Corp. 2.84% (LIBOR01M + 2.75%) 3/2/27	466,720	463,388
•White Cap Buyer LLC 4.50% (LIBOR01M + 4.00%) 10/19/27	1,553,310	1,553,481
Total Loan Agreements (Cost $42,550,526)		42,047,547

	Number of Shares
COMMON STOCK–2.03%
Chesapeake Energy Corp.	1,926	124,266
=†πClaire's Stores, Inc.	1,493	503,887
†Clear Channel Outdoor Holdings, Inc.	169,362	560,588
†EP Energy Corp.	31,130	2,751,114
†Frontier Communications Parent, Inc.	56,214	1,657,751
=†Goodman Networks, Inc.	22,179	0
†Gulfport Energy Corp.	27,103	1,952,229
†iHeartMedia, Inc. Class A	32,090	675,174
=†Moran Foods	53,726	214,906
=†MYT Holding LLC	502,370	2,072,276
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
†Neiman Marcus Group Ltd. LLC	483	$ 73,416
†NMG Parent LLC	5,708	867,616
Oasis Petroleum, Inc.	29,238	3,683,696
=†Telford Offshore Ltd.	26,723	0
Vistra Corp.	61,362	1,397,213
†Whiting Petroleum Corp.	19,122	1,236,811
Total Common Stock (Cost $14,355,779)		17,770,943
PREFERRED STOCKS–0.47%
=†πClaire S Stores, Inc. 0.00%	1,005	2,587,875
=†Goodman Networks, Inc. 0.00%	26,388	264
=†@Gulfport Energy Corp. 10.00%	71	365,295
=†MYT Holding LLC 10.00% 6/6/29	1,067,993	1,145,422
Total Preferred Stocks (Cost $1,279,353)		4,098,856
RIGHTS–0.03%
=†Vistra Energy Corp. CVR	189,643	261,707
Total Rights (Cost $0)		261,707
WARRANTS–0.10%
†Chesapeake Energy Corp. exp 2/09/26 exercise price $27.63	5,888	235,285
†Chesapeake Energy Corp. exp 2/09/26 exercise price $32.13	6,543	234,959
†Chesapeake Energy Corp. exp 2/09/26 exercise price $36.18	3,635	117,701
=†NMG Parent LLC exp 9/24/27 exercise price $1.00	13,698	267,111
=†Windstream Holdings, Inc. exp 10/31/25 exercise price $1.00	1,567	23,521
Total Warrants (Cost $1,624,264)		878,577
MONEY MARKET FUND–4.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	40,843,395	40,843,395
Total Money Market Fund (Cost $40,843,395)		40,843,395

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.83% (Cost $840,781,002)	$864,566,466

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.17%	10,265,100
NET ASSETS APPLICABLE TO 80,987,076 SHARES OUTSTANDING–100.00%	$874,831,566
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($624,429,257 / 57,797,480 Shares)	$10.804
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($250,402,309 / 23,189,596 Shares)	$10.798
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$885,987,563
Distributable earnings/(accumulated loss)	(11,155,997)
TOTAL NET ASSETS	$874,831,566

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
@ PIK. 100% of the income received was in the form of additional par.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
✠ All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 1 in the Notes to Financial Statements for more information regarding unfunded loan commitments.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
† Non-income producing.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $3,091,762, which represented 0.35% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Claire S Stores, Inc.	10/5/2018	$ 332,691	$2,587,875
Claire's Stores, Inc.	2/8/2019	1,267,517	503,887
Total		$1,600,208	$3,091,762

★ Includes $1,089,692 payable for securities purchased, $909,195 payable for fund shares redeemed, $71,740 other accrued expenses payable, $379,133 payable for unfunded loan commitments and $504,831 due to manager and affiliates as of December 31, 2021.

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
CVR–Contingent Value Rights
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
SOFR03M–Secured Overnight Financing Rate 3 Months
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$40,054,595
Dividends	442,439
40,497,034
EXPENSES:
Management fees	5,347,339
Distribution fees-Service Class	598,897
Shareholder servicing fees	246,371
Accounting and administration expenses	160,942
Professional fees	61,784
Pricing fees	59,756
Reports and statements to shareholders	23,318
Custodian fees	22,837
Trustees’ fees and expenses	17,907
Consulting fees	2,782
Other	14,389
6,556,322
Less:
Management fees waived	(349,778)
Total operating expenses	6,206,544
NET INVESTMENT INCOME	34,290,490
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	13,779,439
Net change in unrealized appreciation (depreciation) of investments	3,585,437
NET REALIZED AND UNREALIZED GAIN	17,364,876
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,655,366
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 34,290,490	$ 36,519,060
Net realized gain (loss)	13,779,439	(9,223,855)
Net change in unrealized appreciation (depreciation)	3,585,437	11,391,697
Net increase in net assets resulting from operations	51,655,366	38,686,902
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(27,680,296)	(26,901,089)
Service Class	(10,273,582)	(9,772,724)
Return of capital:
Standard Class	(58,309)	—
Service Class	(21,642)	—
	(38,033,829)	(36,673,813)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,663,284	118,820,665
Service Class	73,414,126	75,533,364
Reinvestment of dividends and distributions:
Standard Class	27,738,605	26,901,089
Service Class	10,295,224	9,772,724
	186,111,239	231,027,842
Cost of shares redeemed:
Standard Class	(68,174,676)	(170,244,136)
Service Class	(59,497,701)	(78,798,593)
	(127,672,377)	(249,042,729)
Increase (decrease) in net assets derived from capital share transactions	58,438,862	(18,014,887)
NET INCREASE (DECREASE) IN NET ASSETS	72,060,399	(16,001,798)
NET ASSETS:
Beginning of year	802,771,167	818,772,965
End of year	$ 874,831,566	$ 802,771,167
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.624	$10.558	$ 9.898	$10.802	$10.780
Income (loss) from investment operations:
Net investment income[1]	0.453	0.519	0.598	0.600	0.609
Net realized and unrealized gain (loss)	0.227	0.062	0.673	(0.885)	0.087
Total from investment operations	0.680	0.581	1.271	(0.285)	0.696
Less dividends and distributions from:
Net investment income	(0.499)	(0.515)	(0.611)	(0.619)	(0.674)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.500)	(0.515)	(0.611)	(0.619)	(0.674)
Net asset value, end of period	$10.804	$10.624	$10.558	$ 9.898	$10.802
Total return[2]	6.43%	5.56%	12.89%	(2.78%)	6.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$624,429	$580,227	$604,222	$532,265	$601,921
Ratio of expenses to average net assets	0.66%	0.68%	0.68%	0.68%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.72%	0.72%	0.71%	0.70%
Ratio of net investment income to average net assets	4.11%	5.05%	5.58%	5.57%	5.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.07%	5.01%	5.54%	5.54%	5.42%
Portfolio turnover	33%	43%	54%	46%	51%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.619	$10.555	$9.896	$10.800	$10.778
Income (loss) from investment operations:
Net investment income[1]	0.424	0.492	0.571	0.573	0.581
Net realized and unrealized gain (loss)	0.227	0.061	0.672	(0.885)	0.087
Total from investment operations	0.651	0.553	1.243	(0.312)	0.668
Less dividends and distributions from:
Net investment income	(0.471)	(0.489)	(0.584)	(0.592)	(0.646)
Return of capital	(0.001)	—	—	—	—
Total dividends and distributions	(0.472)	(0.489)	(0.584)	(0.592)	(0.646)
Net asset value, end of period	$10.798	$10.619	$10.555	$ 9.896	$10.800
Total return[2]	6.16%	5.30%	12.61%	(3.03%)	6.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,402	$222,544	$214,551	$181,982	$191,099
Ratio of expenses to average net assets	0.91%	0.93%	0.93%	0.93%	0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.97%	0.97%	0.96%	0.95%
Ratio of net investment income to average net assets	3.86%	4.80%	5.33%	5.32%	5.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.82%	4.76%	5.29%	5.29%	5.17%
Portfolio turnover	33%	43%	54%	46%	51%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.   Restricted securities are valued at fair value by the Fund’s Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Net Assets.
LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $150 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $150 million.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$49,115
Legal	7,949
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,053 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$431,793
Distribution fees payable to LFD	51,726
Shareholder servicing fees payable to Lincoln Life	21,312
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$327,639,074
Sales	262,015,664
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$843,052,862
Aggregate unrealized appreciation of investments	$ 34,898,696
Aggregate unrealized depreciation of investments	(13,385,092)
Net unrealized appreciation of investments	$ 21,513,604
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$ —	$ 1,558,855	$ —	$ 1,558,855
Corporate Bonds
Advertising	—	5,756,969	—	5,756,969
Aerospace & Defense	—	10,986,381	—	10,986,381
Airlines	—	8,278,511	—	8,278,511
Apparel	—	708,119	—	708,119
Auto Manufacturers	—	19,097,810	—	19,097,810
Auto Parts & Equipment	—	25,975,427	—	25,975,427
Banks	—	5,691,385	—	5,691,385
Beverages	—	1,688,975	—	1,688,975
Biotechnology	—	1,250,418	—	1,250,418
Building Materials	—	9,558,098	—	9,558,098
Chemicals	—	20,099,765	—	20,099,765
Commercial Services	—	31,706,769	—	31,706,769
Computers	—	11,125,252	—	11,125,252
LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Cosmetics & Personal Care	$ —	$ 3,196,679	$ —	$ 3,196,679
Distribution/Wholesale	—	2,763,774	—	2,763,774
Diversified Financial Services	—	11,456,072	—	11,456,072
Electric	—	9,023,146	9,383	9,032,529
Electrical Components & Equipment	—	6,519,151	—	6,519,151
Electronics	—	7,199,874	—	7,199,874
Engineering & Construction	—	4,114,480	—	4,114,480
Entertainment	—	27,615,516	—	27,615,516
Environmental Control	—	6,742,079	—	6,742,079
Food	—	21,299,037	—	21,299,037
Food Service	—	947,949	—	947,949
Forest Products & Paper	—	613,594	—	613,594
Gas	—	1,864,393	—	1,864,393
Health Care Products	—	7,774,899	—	7,774,899
Health Care Services	—	64,337,187	—	64,337,187
Home Furnishings	—	2,414,266	—	2,414,266
Household Products Wares	—	7,418,269	—	7,418,269
Housewares	—	6,509,141	—	6,509,141
Internet	—	12,464,549	—	12,464,549
Iron & Steel	—	5,238,164	—	5,238,164
Leisure Time	—	7,917,968	—	7,917,968
Lodging	—	10,976,339	—	10,976,339
Machinery Construction & Mining	—	469,568	—	469,568
Machinery Diversified	—	592,291	—	592,291
Media	—	89,577,889	—	89,577,889
Metal Fabricate & Hardware	—	840,639	—	840,639
Mining	—	9,894,590	—	9,894,590
Office Business Equipment	—	2,002,535	—	2,002,535
Oil & Gas	—	42,390,556	—	42,390,556
Oil & Gas Services	—	1,896,270	—	1,896,270
Packaging & Containers	—	17,433,026	—	17,433,026
Pharmaceuticals	—	32,278,790	—	32,278,790
Pipelines	—	42,058,152	—	42,058,152
Real Estate	—	709,143	—	709,143
Real Estate Investment Trusts	—	17,461,106	—	17,461,106
Retail	—	25,308,261	—	25,308,261
Semiconductors	—	6,272,702	—	6,272,702
Software	—	9,860,981	—	9,860,981
Telecommunications	—	75,926,845	—	75,926,845
Toys Games Hobbies	—	1,781,790	—	1,781,790
Transportation	—	11,664	—	11,664
Loan Agreements	—	41,837,816	209,731	42,047,547
Common Stock	14,906,458	73,416	2,791,069	17,770,943
Preferred Stocks	—	—	4,098,856	4,098,856
Rights	—	—	261,707	261,707
Warrants	587,945	—	290,632	878,577
Money Market Fund	40,843,395	—	—	40,843,395
Total Investments	$56,337,798	$800,567,290	$7,661,378	$864,566,466
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, income accruals for contingent payment debt instruments, defaulted bond income tax accruals, premium amortization accruals and partnership basis adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$37,953,878	$36,673,813
Return of capital	79,951	—
Total	$38,033,829	$36,673,813
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(32,669,601)
Net unrealized appreciation	21,513,604
Distributable earnings/(accumulated loss)	$(11,155,997)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$13,060	$32,656,541	$32,669,601
In 2021, the Fund utilized $13,164,007 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	6,791,841	11,581,643
Service Class	6,681,084	7,526,280
Shares reinvested:
Standard Class	2,578,764	2,557,915
Service Class	957,392	929,560
	17,009,081	22,595,398
Shares redeemed:
Standard Class	(6,187,020)	(16,757,331)
Service Class	(5,405,726)	(7,826,877)
	(11,592,746)	(24,584,208)
Net increase (decrease)	5,416,335	(1,988,810)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund–30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP JPMorgan High Yield Fund–31

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP JPMorgan High Yield Fund–32

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2022. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan High Yield Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg US High Yield 2% Issuer Cap Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s overweight to more liquid securities and underweight to lower quality securities as credit spreads narrowed over the last five years. The Board noted LIAC’s view that it was comfortable with the current investment process and the team’s ability to meet the performance objective of the Fund. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as fees for other similar funds managed by JPMorgan. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JPMorgan, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP JPMorgan High Yield Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan High Yield Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan High Yield Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund–38

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Retirement Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned 5.87% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P Target Date® Retirement Income Index1, returned 5.11%.
2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings; Following the strong market rally in 2020, global markets experienced a rollercoaster ride of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and booster together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.
Global Equity markets were up for the year, as measured by the MSCI World Index. In the U.S. the S&P 500®Index2 was up for the year. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities trailed large cap, although this was still above the 20-year average. Outside the U.S., equities in developed markets had another strong year with returns as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted (MSCI EM Index) following a correction in the Chinese stock market in the second half of 2021 and continued lockdown measures throughout the region.
Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined according to the Bloomberg Barclays U.S. Aggregate Index as long-term interest rates ended the year higher. The U.S. Long Government Credit Index was down for the year. U.S. 10-year and 30-year Treasury yields increased, while long credit spreads compressed for the year. The Bloomberg Barclays US High Yield Index was positive for the year, while the Bloomberg Barclays US Investment Grade Corporate Index was down. The Bloomberg Barclays Emerging Markets Debt Index was negative for the year.
Over the year, the Fund’s strongest contributors were JPM Equity Index, JPM Realty Income, and JPM International Research Enhanced. The Fund’s biggest detractors were JPM Core Bond, JPM Emerging Markets Equity, and JPM Small Cap Growth.
The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. They are also being used to manage exposure to U.S. equities, Europe ex U.K. equities, Japanese Equities, EAFE Equities, REITs and U.S. government bonds.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Jeffrey Geller
Silvia Trillo
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on December 31, 2011. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,407. For comparison, look at how the S&P Target Date® Retirement Income Index did over the same period. The same $10,000 investment would have increased to $17,220. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 5.87%
Five Years	+ 6.94%
Ten Years	+ 6.29%
Service Class Shares
One Year	+ 5.60%
Five Years	+ 6.68%
Ten Years	+ 6.03%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund
2021 Annual Report Commentary (unaudited) (continued)
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,020.80	0.52%	$2.65
Service Class Shares	1,000.00	1,019.50	0.77%	3.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.52%	$2.65
Service Class Shares	1,000.00	1,021.30	0.77%	3.92

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	61.26%
Equity Funds	23.86%
Fixed Income Funds	19.97%
International Equity Funds	10.29%
Money Market Funds	7.14%
Agency Collateralized Mortgage Obligations	4.32%
Agency Commercial Mortgage-Backed Securities	1.87%
Agency Mortgage-Backed Securities	3.57%
Corporate Bonds	12.00%
Aerospace & Defense	0.32%
Agriculture	0.12%
Airlines	0.02%
Auto Manufacturers	0.28%
Auto Parts & Equipment	0.05%
Banks	2.32%
Beverages	0.32%
Biotechnology	0.13%
Building Materials	0.13%
Chemicals	0.16%
Commercial Services	0.36%
Computers	0.13%
Diversified Financial Services	0.79%
Electric	0.91%
Electronics	0.06%
Food	0.09%
Gas	0.17%
Health Care Products	0.13%
Health Care Services	0.17%
Insurance	0.42%
Media	0.42%
Mining	0.18%
Miscellaneous Manufacturing	0.03%
Oil & Gas	0.64%
Oil & Gas Services	0.19%
Pharmaceuticals	0.32%
Pipelines	0.51%
Real Estate Investment Trusts	1.16%
Retail	0.28%
Semiconductors	0.17%
Software	0.20%
Telecommunications	0.61%
Transportation	0.14%
Trucking & Leasing	0.07%
Non-Agency Asset-Backed Securities	2.56%
Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.24%
Non-Agency Commercial Mortgage-Backed Securities	3.12%
U.S. Treasury Obligations	10.04%
Total Investments	98.98%
Receivables and Other Assets Net of Liabilities	1.02%
Net Assets	100.00%

LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–61.26%
Equity Funds–23.86%
JPMorgan BetaBuilders Mid Cap Equity ETF	53,555	$ 4,918,491
✧JPMorgan Equity Index Fund	462,604	33,080,819
JPMorgan High Yield Research Enhanced ETF	217,384	11,253,970
✧JPMorgan Realty Income Fund	189,976	3,256,184
✧JPMorgan Small Cap Equity Fund	24,160	1,625,967
✧JPMorgan Small Cap Growth Fund	27,147	698,496
✧JPMorgan Small Cap Value Fund	21,784	666,373
		55,500,300
Fixed Income Funds–19.97%
JPMorgan BetaBuilders MSCI US REIT ETF	10,940	1,214,996
✧JPMorgan Floating Rate Income Fund	1,411,256	12,630,743
✧JPMorgan High Yield Fund	2,038,998	14,803,127
✧JPMorgan Inflation Managed Bond Fund	1,617,972	17,797,685
		46,446,551
International Equity Funds–10.29%
✧JPMorgan Emerging Markets Equity Fund	199,729	7,595,703
✧JPMorgan International Equity Fund	281,770	5,905,900
✧JPMorgan International Research Enhanced Equity Fund	507,646	10,442,276
		23,943,879
Money Market Funds–7.14%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 0.03%)	16,166,168	16,172,635
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	434,175	434,175
		16,606,810
Total Investment Companies (Cost $118,662,539)		142,497,540

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.32%
Fannie Mae REMICs
Series 2009-100 PN 5.00% 11/25/39	170,838	$ 181,439
Series 2009-20 DT 4.50% 4/25/39	628,980	702,759
Series 2011-52 KB 5.50% 6/25/41	546,380	614,917
Series 2011-55 BZ 3.50% 6/25/41	387,803	410,836
Freddie Mac REMICs
Series 2893 PE 5.00% 11/15/34	109,746	121,100
Series 4739 PA 3.00% 11/15/46	341,404	353,641
Freddie Mac S.F. 15 yr
Series 2011-112 PB 4.00% 11/25/41	592,669	641,332
•Series 2011-86 NF 0.65% (LIBOR01M + 0.55%) 9/25/41	113,996	115,631
*•Series 2012-122 SD 6.00% (6.10% minus LIBOR01M) 11/25/42	90,519	15,933
Series 2012-14 Z 4.00% 3/25/42	446,121	480,650
Series 2012-54 WG 3.50% 1/25/41	6,046	6,055
*Series 2012-98 MI 3.00% 8/25/31	58,001	2,111
*Series 2013-55 AI 3.00% 6/25/33	115,968	10,944
•Series 2013-57 FN 0.45% (LIBOR01M + 0.35%) 6/25/43	50,586	50,971
*Series 2013-7 EI 3.00% 10/25/40	34,854	1,187
Series 2014-19 Z 4.50% 4/25/44	630,285	698,702
Series 2015-40 GZ 3.50% 5/25/45	85,592	90,091
Series 2015-89 AZ 3.50% 12/25/45	29,685	31,754
*•Series 2015-95 SH 5.90% (6.00% minus LIBOR01M) 1/25/46	86,593	15,508
*Series 2016-50 IB 3.00% 2/25/46	36,574	3,316
*•Series 2016-55 SK 5.90% (6.00% minus LIBOR01M) 8/25/46	90,858	18,915
*•Series 2016-62 SA 5.90% (6.00% minus LIBOR01M) 9/25/46	184,267	39,991
*•Series 2016-74 GS 5.90% (6.00% minus LIBOR01M) 10/25/46	44,077	9,357
LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac S.F. 15 yr (continued)
*Series 2017-12 JI 3.50% 5/25/40	28,865	$ 1,200
Series 2019-65 PA 2.50% 5/25/48	425,191	434,632
Series 3843 PZ 5.00% 4/15/41	1,021,630	1,156,396
Series 3893 PU 4.00% 7/15/41	411,065	442,762
Series 3939 BZ 4.50% 6/15/41	376,511	403,170
•Series 3984 DF 0.66% (LIBOR01M + 0.55%) 1/15/42	91,815	93,114
Series 4065 DE 3.00% 6/15/32	40,000	41,887
*Series 4109 AI 3.00% 7/15/31	117,115	4,484
*Series 4161 IM 3.50% 2/15/43	34,552	5,666
*Series 4181 DI 2.50% 3/15/33	49,033	3,907
*•Series 4184 GS 6.01% (6.12% minus LIBOR01M) 3/15/43	91,928	17,265
Series 4219 AB 3.50% 1/15/43	132,604	137,239
•Series 4286 VF 0.56% (LIBOR01M + 0.45%) 12/15/43	65,175	65,976
*Series 4342 CI 3.00% 11/15/33	23,279	1,280
Series 4457 KZ 3.00% 4/15/45	102,088	106,527
*•Series 4494 SA 6.07% (6.18% minus LIBOR01M) 7/15/45	27,221	5,026
*Series 4543 HI 3.00% 4/15/44	34,549	2,074
*•Series 4594 SG 5.89% (6.00% minus LIBOR01M) 6/15/46	259,795	55,472
Series 4614 HB 2.50% 9/15/46	101,000	102,314
*•Series 4618 SA 5.89% (6.00% minus LIBOR01M) 9/15/46	58,906	11,905
Series 4623 LZ 2.50% 10/15/46	98,982	100,675
Series 4623 MW 2.50% 10/15/46	105,000	108,190
*Series 4625 BI 3.50% 6/15/46	85,988	10,351
*•Series 4631 GS 5.89% (6.00% minus LIBOR01M) 11/15/46	137,564	24,212
*•Series 4648 SA 5.89% (6.00% minus LIBOR01M) 1/15/47	106,476	20,029
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac S.F. 15 yr (continued)
Series 4657 VZ 3.00% 2/15/47	517,745	$ 529,215
*•Freddie Mac Strips
Series 267 S5 5.89% (6.00% minus LIBOR01M) 8/15/42	75,300	11,882
Series 299 S1 5.89% (6.00% minus LIBOR01M) 1/15/43	52,530	9,357
Series 326 S2 5.84% (5.95% minus LIBOR01M) 3/15/44	42,927	6,803
♦•Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	33,950	38,235
GNMA
Series 2012-136 MX 2.00% 11/20/42	40,000	39,665
Series 2013-113 AZ 3.00% 8/20/43	318,339	328,844
Series 2013-113 LY 3.00% 5/20/43	29,000	30,224
*Series 2015-142 AI 4.00% 2/20/44	8,086	195
Series 2015-64 GZ 2.00% 5/20/45	117,482	111,325
*Series 2015-74 CI 3.00% 10/16/39	60,965	2,873
*•Series 2016-108 SK 5.95% (6.05% minus LIBOR01M) 8/20/46	128,038	24,997
Series 2016-111 PB 2.50% 8/20/46	97,000	100,205
*Series 2016-116 GI 3.50% 11/20/44	143,313	12,764
*Series 2016-118 DI 3.50% 3/20/43	182,526	13,897
*•Series 2016-120 AS 6.00% (6.10% minus LIBOR01M) 9/20/46	142,593	29,024
*•Series 2016-120 NS 6.00% (6.10% minus LIBOR01M) 9/20/46	203,169	41,887
*•Series 2016-121 JS 6.00% (6.10% minus LIBOR01M) 9/20/46	134,433	25,818
Series 2016-134 MW 3.00% 10/20/46	8,022	8,305
Series 2016-156 PB 2.00% 11/20/46	61,000	59,894
*Series 2016-160 GI 3.50% 11/20/46	118,172	18,081
*Series 2016-163 MI 3.50% 11/20/46	5,875	116
*Series 2016-163 XI 3.00% 10/20/46	29,374	2,219

LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA REMIC
Series 2010-29 AG 4.00% 10/20/39	455,810	$ 491,192
Series 2012-117 BC 1.25% 9/20/27	147,643	147,337
Total Agency Collateralized Mortgage Obligations (Cost $10,145,365)		10,057,247
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.87%
Fannie Mae-Aces
Series 2017-M11 A2 2.98% 8/25/29	275,000	297,935
•Series 2017-M8 A2 3.06% 5/25/27	554,055	595,536
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K066 A2 3.12% 6/25/27	340,000	367,131
♦Series K067 A2 3.19% 7/25/27	637,000	691,658
♦Series K725 A2 3.00% 1/25/24	185,000	191,640
♦•Series K731 AM 3.60% 2/25/25	1,200,000	1,276,689
♦•Series KS03 A4 3.16% 5/25/25	150,000	157,598
•FREMF Mortgage Trust
Series 2012-K18 B 4.17% 1/25/45	85,000	84,976
Series 2012-K22 B 3.68% 8/25/45	150,000	152,184
Series 2013-K29 C 3.47% 5/25/46	295,000	301,630
Series 2013-K32 B 3.53% 10/25/46	110,000	113,677
Series 2013-K33 B 3.50% 8/25/46	120,000	124,205
Total Agency Commercial Mortgage-Backed Securities (Cost $4,150,035)		4,354,859
AGENCY MORTGAGE-BACKED SECURITIES–3.57%
•Fannie Mae ARM
2.08% (LIBOR12M + 1.83%) 8/1/35	612	613
2.88% (LIBOR12M + 1.60%) 7/1/45	14,711	15,243
3.10% (LIBOR12M + 1.53%) 3/1/44	52,820	54,826
Fannie Mae S.F. 15 yr
2.53% 7/1/26	129,550	134,284
2.60% 9/1/28	288,348	303,372
2.64% 2/1/23	450,000	455,866
3.16% 12/1/26	475,006	507,913
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
•3.18% 9/1/27	412,924	$ 444,343
3.50% 2/1/35	651,582	690,319
3.77% 12/1/25	646,974	699,544
3.88% 12/1/28	395,000	447,482
Fannie Mae S.F. 20 yr
3.00% 8/1/32	354,604	374,745
3.50% 4/1/35	264,620	283,932
Fannie Mae S.F. 30 yr
2.00% 8/1/50	668,585	667,119
3.50% 7/1/42	437,651	472,349
3.50% 7/1/46	328,861	354,395
4.00% 7/1/45	172,138	188,664
5.50% 4/1/37	52,308	59,715
5.50% 3/1/38	10,436	11,955
5.50% 6/1/39	18,141	20,729
5.50% 7/1/40	22,195	25,398
5.50% 5/1/44	483,141	549,257
6.00% 9/1/36	11,438	13,253
6.00% 12/1/36	2,415	2,796
6.00% 6/1/37	1,348	1,564
6.00% 9/1/38	6,783	7,850
6.00% 11/1/38	5,197	6,146
6.00% 10/1/39	73,781	85,453
6.00% 11/1/40	3,600	4,284
7.50% 6/1/31	2,820	3,220
•Freddie Mac ARM
2.64% (LIBOR12M + 1.63%) 10/1/46	25,038	25,767
2.88% (LIBOR12M + 1.63%) 10/1/45	18,690	19,316
3.10% (LIBOR12M + 1.62%) 3/1/46	23,329	24,131
Freddie Mac S.F. 30 yr
4.00% 4/1/45	89,567	98,022
5.00% 6/1/36	38,941	44,030
5.50% 3/1/34	2,854	3,239
5.50% 11/1/34	2,078	2,347
5.50% 12/1/34	2,561	2,909
5.50% 12/1/35	2,472	2,819
5.50% 8/1/37	8,233	9,224
5.50% 8/1/40	5,841	6,567
5.50% 6/1/41	27,235	30,868
6.00% 2/1/36	5,564	6,455
6.00% 3/1/36	8,075	9,368
6.00% 8/1/38	8,418	9,767
6.00% 5/1/40	13,508	15,650
6.50% 4/1/39	14,365	16,559
7.00% 11/1/33	479	543
GNMA I S.F. 30 yr
5.50% 2/15/41	15,945	18,182
7.00% 12/15/34	24,234	27,713
GNMA II S.F. 30 yr
2.50% 12/20/51	850,000	871,534
5.50% 5/20/37	10,026	11,434

LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
5.50% 4/20/40	5,154	$ 5,813
6.00% 2/20/39	16,455	18,537
6.00% 10/20/39	40,582	46,734
6.00% 2/20/40	39,445	45,425
6.00% 4/20/46	13,975	16,109
6.50% 10/20/39	18,425	21,214
Total Agency Mortgage-Backed Securities (Cost $8,152,329)		8,296,905
CORPORATE BONDS–12.00%
Aerospace & Defense–0.32%
Boeing Co.
2.75% 2/1/26	405,000	416,575
4.88% 5/1/25	115,000	125,818
Raytheon Technologies Corp. 4.15% 5/15/45	175,000	203,944
		746,337
Agriculture–0.12%
Reynolds American, Inc.
4.45% 6/12/25	70,000	75,600
5.85% 8/15/45	170,000	206,557
		282,157
Airlines–0.02%
♦American Airlines Pass-Through Trust 3.38% 5/1/27	54,110	53,606
		53,606
Auto Manufacturers–0.28%
General Motors Financial Co., Inc. 1.25% 1/8/26	175,000	171,226
Hyundai Capital America 1.00% 9/17/24	320,000	314,470
Nissan Motor Acceptance Co. LLC 2.00% 3/9/26	165,000	162,527
		648,223
Auto Parts & Equipment–0.05%
Lear Corp. 3.55% 1/15/52	120,000	118,722
		118,722
Banks–2.32%
μBanco Santander SA 1.72% 9/14/27	200,000	196,361
Bank of America Corp.
μ1.66% 3/11/27	220,000	218,455
μ2.09% 6/14/29	140,000	139,016
μ2.57% 10/20/32	85,000	85,408
4.18% 11/25/27	275,000	300,889
μ4.44% 1/20/48	240,000	298,231
Bank of Nova Scotia 3.40% 2/11/24	125,000	131,152
μBarclays PLC 2.28% 11/24/27	240,000	240,428
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.
3.20% 10/21/26	49,000	$ 51,925
8.13% 7/15/39	150,000	253,607
Cooperatieve Rabobank UA 3.75% 7/21/26	250,000	269,232
Credit Suisse Group AG 4.28% 1/9/28	250,000	271,376
Deutsche Bank AG 0.96% 11/8/23	165,000	164,706
Fifth Third Bancorp 3.65% 1/25/24	50,000	52,380
Goldman Sachs Group, Inc.
μ1.95% 10/21/27	175,000	174,230
3.85% 1/26/27	80,000	85,982
5.15% 5/22/45	200,000	260,093
μHSBC Holdings PLC
0.98% 5/24/25	210,000	207,461
2.25% 11/22/27	215,000	215,448
μMacquarie Group Ltd.
2.69% 6/23/32	275,000	274,269
2.87% 1/14/33	85,000	84,743
Morgan Stanley
μ3.22% 4/22/42	25,000	26,191
3.95% 4/23/27	265,000	291,733
Regions Financial Corp. 1.80% 8/12/28	185,000	180,972
Societe Generale SA 2.63% 1/22/25	200,000	205,040
μUBS Group AG 2.10% 2/11/32	226,000	218,712
Wells Fargo & Co.
μ3.07% 4/30/41	105,000	107,680
4.75% 12/7/46	175,000	218,409
Westpac Banking Corp. 2.35% 2/19/25	170,000	175,523
		5,399,652
Beverages–0.32%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70% 2/1/36	260,000	313,771
Anheuser-Busch InBev Worldwide, Inc. 4.95% 1/15/42	105,000	131,702
Constellation Brands, Inc. 3.60% 2/15/28	165,000	178,153
Keurig Dr Pepper, Inc. 3.35% 3/15/51	125,000	129,977
		753,603
Biotechnology–0.13%
Biogen, Inc. 2.25% 5/1/30	165,000	162,457

LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Royalty Pharma PLC 3.35% 9/2/51	140,000	$ 133,915
		296,372
Building Materials–0.13%
Eagle Materials, Inc. 2.50% 7/1/31	140,000	138,159
Martin Marietta Materials, Inc.
3.45% 6/1/27	75,000	79,952
3.50% 12/15/27	75,000	80,660
		298,771
Chemicals–0.16%
Celanese U.S. Holdings LLC 3.50% 5/8/24	5,000	5,222
DuPont de Nemours, Inc. 5.32% 11/15/38	70,000	90,197
International Flavors & Fragrances, Inc. 1.83% 10/15/27	35,000	34,361
Mosaic Co. 4.25% 11/15/23	70,000	73,627
Sherwin-Williams Co. 2.30% 5/15/30	165,000	164,542
		367,949
Commercial Services–0.36%
Element Fleet Management Corp.
1.60% 4/6/24	20,000	20,016
3.85% 6/15/25	145,000	154,108
Global Payments, Inc.
2.65% 2/15/25	160,000	164,428
2.90% 11/15/31	65,000	65,929
Quanta Services, Inc. 0.95% 10/1/24	155,000	153,318
Triton Container International Ltd.
0.80% 8/1/23	110,000	108,915
2.05% 4/15/26	170,000	168,665
		835,379
Computers–0.13%
Apple, Inc.
3.45% 2/9/45	130,000	145,065
3.85% 5/4/43	135,000	158,973
		304,038
Diversified Financial Services–0.79%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00% 10/29/28	150,000	152,120
3.15% 2/15/24	180,000	185,652
Air Lease Corp.
1.88% 8/15/26	250,000	245,862
2.88% 1/15/26	76,000	78,390
3.25% 3/1/25	185,000	191,963
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Aviation Capital Group LLC
1.95% 9/20/26	140,000	$ 135,980
4.88% 10/1/25	80,000	86,459
Avolon Holdings Funding Ltd.
2.53% 11/18/27	47,000	45,656
2.88% 2/15/25	235,000	240,055
3.63% 5/1/22	110,000	110,709
5.50% 1/15/26	220,000	243,126
Capital One Financial Corp. 3.75% 3/9/27	80,000	86,608
ORIX Corp. 3.25% 12/4/24	30,000	31,609
		1,834,189
Electric–0.91%
AEP Texas, Inc. 3.45% 1/15/50	85,000	86,459
Ameren Corp.
1.75% 3/15/28	25,000	24,159
1.95% 3/15/27	40,000	40,115
Avangrid, Inc. 3.80% 6/1/29	85,000	92,414
CenterPoint Energy, Inc.
2.65% 6/1/31	15,000	15,203
2.95% 3/1/30	95,000	98,002
Duke Energy Corp. 2.55% 6/15/31	55,000	55,065
Duke Energy Indiana LLC 3.25% 10/1/49	10,000	10,346
Duquesne Light Holdings, Inc.
2.78% 1/7/32	90,000	88,924
3.62% 8/1/27	95,000	100,411
Emera U.S. Finance LP 3.55% 6/15/26	155,000	164,858
Entergy Louisiana LLC 2.90% 3/15/51	5,000	4,897
Entergy Texas, Inc. 4.00% 3/30/29	20,000	21,902
Evergy, Inc. 2.90% 9/15/29	160,000	163,771
Exelon Corp. 3.50% 6/1/22	150,000	151,386
Fortis, Inc. 3.06% 10/4/26	50,000	52,048
ITC Holdings Corp. 2.95% 5/14/30	80,000	81,684
Metropolitan Edison Co. 4.00% 4/15/25	125,000	132,337
NextEra Energy Capital Holdings, Inc. 2.25% 6/1/30	65,000	64,609
Pacific Gas & Electric Co.
1.37% 3/10/23	250,000	248,439
1.70% 11/15/23	45,000	45,116
Pennsylvania Electric Co. 3.60% 6/1/29	85,000	90,443
PG&E Energy Recovery Funding LLC 2.82% 7/15/46	65,000	64,647
Public Service Co. of Oklahoma 3.15% 8/15/51	35,000	35,267

LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Public Service Enterprise Group, Inc. 1.60% 8/15/30	60,000	$ 55,616
Puget Energy, Inc. 2.38% 6/15/28	30,000	29,528
Wisconsin Public Service Corp. 3.30% 9/1/49	90,000	95,757
		2,113,403
Electronics–0.06%
Arrow Electronics, Inc.
2.95% 2/15/32	45,000	45,443
3.25% 9/8/24	96,000	100,196
		145,639
Food–0.09%
Kroger Co. 4.45% 2/1/47	170,000	206,234
		206,234
Gas–0.17%
APT Pipelines Ltd. 4.20% 3/23/25	90,000	96,252
Atmos Energy Corp. 4.15% 1/15/43	100,000	115,626
NiSource, Inc. 3.95% 3/30/48	150,000	168,473
Southern Co. Gas Capital Corp. 3.15% 9/30/51	25,000	24,685
		405,036
Health Care Products–0.13%
Abbott Laboratories 4.90% 11/30/46	65,000	88,868
Zimmer Biomet Holdings, Inc. 2.60% 11/24/31	220,000	221,156
		310,024
Health Care Services–0.17%
Beth Israel Lahey Health, Inc. 3.08% 7/1/51	55,000	54,221
HCA, Inc.
3.50% 7/15/51	205,000	208,992
4.75% 5/1/23	85,000	89,026
Quest Diagnostics, Inc. 2.95% 6/30/30	40,000	41,565
		393,804
Insurance–0.42%
American International Group, Inc.
3.40% 6/30/30	115,000	124,357
3.88% 1/15/35	45,000	49,752
Athene Global Funding 3.00% 7/1/22	105,000	106,014
Berkshire Hathaway Finance Corp. 4.30% 5/15/43	175,000	209,382
F&G Global Funding 1.75% 6/30/26	70,000	69,563
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Jackson Financial, Inc. 4.00% 11/23/51	170,000	$ 171,366
μManulife Financial Corp. 4.06% 2/24/32	90,000	96,828
μPrudential Financial, Inc. 5.38% 5/15/45	140,000	149,414
		976,676
Media–0.42%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70% 4/1/51	35,000	33,838
3.75% 2/15/28	165,000	176,762
4.80% 3/1/50	150,000	167,945
Comcast Corp.
3.25% 11/1/39	85,000	89,678
3.90% 3/1/38	115,000	130,145
Discovery Communications LLC 3.63% 5/15/30	155,000	165,705
ViacomCBS, Inc.
4.20% 6/1/29	80,000	88,889
4.95% 1/15/31	95,000	113,170
		966,132
Mining–0.18%
Glencore Funding LLC
1.63% 9/1/25	170,000	168,253
2.63% 9/23/31	60,000	58,312
Newcrest Finance Pty. Ltd. 3.25% 5/13/30	15,000	15,710
Teck Resources Ltd. 3.90% 7/15/30	170,000	182,641
		424,916
Miscellaneous Manufacturing–0.03%
General Electric Co. 6.75% 3/15/32	49,000	66,824
		66,824
Oil & Gas–0.64%
BP Capital Markets America, Inc. 3.63% 4/6/30	185,000	204,116
Cenovus Energy, Inc. 4.40% 4/15/29	85,000	94,042
CNOOC Petroleum North America ULC 5.88% 3/10/35	125,000	154,267
Exxon Mobil Corp. 3.00% 8/16/39	155,000	156,826
Lundin Energy Finance BV 2.00% 7/15/26	200,000	198,599
Marathon Petroleum Corp. 4.70% 5/1/25	116,000	126,547
Phillips 66 1.30% 2/15/26	45,000	44,022

LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pioneer Natural Resources Co. 1.13% 1/15/26	125,000	$ 121,375
Shell International Finance BV 4.38% 5/11/45	100,000	121,496
Suncor Energy, Inc. 6.50% 6/15/38	65,000	88,879
Valero Energy Corp. 3.65% 12/1/51	180,000	178,845
		1,489,014
Oil & Gas Services–0.19%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc. 4.49% 5/1/30	145,000	166,332
NOV, Inc. 3.60% 12/1/29	165,000	170,433
Schlumberger Holdings Corp. 4.30% 5/1/29	85,000	94,311
		431,076
Pharmaceuticals–0.32%
AbbVie, Inc. 4.25% 11/21/49	120,000	144,261
Becton Dickinson & Co. 2.82% 5/20/30	155,000	160,436
Bristol-Myers Squibb Co. 4.13% 6/15/39	155,000	183,342
Cigna Corp. 3.40% 3/15/51	95,000	99,334
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	85,000	90,156
Zoetis, Inc. 2.00% 5/15/30	70,000	69,003
		746,532
Pipelines–0.51%
Boardwalk Pipelines LP
3.40% 2/15/31	15,000	15,483
4.95% 12/15/24	75,000	81,276
Cameron LNG LLC 3.30% 1/15/35	15,000	15,657
Cheniere Corpus Christi Holdings LLC 2.74% 12/31/39	120,000	117,072
Energy Transfer LP
3.90% 7/15/26	155,000	166,677
5.35% 5/15/45	45,000	51,680
Enterprise Products Operating LLC 5.10% 2/15/45	185,000	228,125
Gray Oak Pipeline LLC 2.60% 10/15/25	265,000	265,306
Kinder Morgan, Inc. 3.25% 8/1/50	45,000	43,062
MPLX LP 4.13% 3/1/27	135,000	147,700
ONEOK, Inc. 5.20% 7/15/48	45,000	54,382
		1,186,420
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–1.16%
Alexandria Real Estate Equities, Inc. 1.88% 2/1/33	205,000	$ 192,628
American Campus Communities Operating Partnership LP 2.85% 2/1/30	30,000	30,606
American Tower Corp.
3.80% 8/15/29	65,000	70,714
4.40% 2/15/26	100,000	109,131
Boston Properties LP
2.55% 4/1/32	100,000	99,252
3.40% 6/21/29	85,000	90,219
Brixmor Operating Partnership LP 2.50% 8/16/31	80,000	78,287
CubeSmart LP 2.25% 12/15/28	180,000	180,024
Equinix, Inc. 3.20% 11/18/29	90,000	94,598
Extra Space Storage LP 2.35% 3/15/32	140,000	136,092
Healthcare Trust of America Holdings LP
2.00% 3/15/31	45,000	42,578
3.10% 2/15/30	153,000	157,930
Healthpeak Properties, Inc.
2.13% 12/1/28	70,000	70,097
3.40% 2/1/25	5,000	5,246
Host Hotels & Resorts LP 3.88% 4/1/24	40,000	41,799
Kilroy Realty LP 2.65% 11/15/33	140,000	136,078
Kimco Realty Corp. 2.25% 12/1/31	165,000	160,775
Life Storage LP
2.40% 10/15/31	60,000	58,975
4.00% 6/15/29	10,000	11,084
Mid-America Apartments LP 1.70% 2/15/31	25,000	23,873
National Retail Properties, Inc. 3.50% 10/15/27	125,000	133,666
Office Properties Income Trust
2.40% 2/1/27	30,000	29,040
2.65% 6/15/26	40,000	39,687
4.50% 2/1/25	5,000	5,270
Public Storage 1.95% 11/9/28	120,000	119,579
Realty Income Corp.
3.25% 1/15/31	20,000	21,505
4.60% 2/6/24	35,000	37,225
Safehold Operating Partnership LP 2.85% 1/15/32	95,000	93,125
SITE Centers Corp. 4.25% 2/1/26	75,000	80,119
UDR, Inc.
3.10% 11/1/34	20,000	20,711
3.20% 1/15/30	22,000	23,113

LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
UDR, Inc. (continued)
3.50% 7/1/27	28,000	$ 29,961
Welltower, Inc.
2.75% 1/15/32	170,000	171,493
4.25% 4/15/28	90,000	100,812
		2,695,292
Retail–0.28%
7-Eleven, Inc. 1.30% 2/10/28	100,000	95,240
Alimentation Couche-Tard, Inc. 3.55% 7/26/27	85,000	91,062
AutoZone, Inc. 1.65% 1/15/31	105,000	98,812
Kohl's Corp. 3.38% 5/1/31	85,000	86,566
Lowe's Cos., Inc. 2.80% 9/15/41	130,000	126,839
McDonald's Corp. 4.70% 12/9/35	135,000	164,360
		662,879
Semiconductors–0.17%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88% 1/15/27	260,000	281,916
Microchip Technology, Inc. 0.97% 2/15/24	103,000	102,094
		384,010
Software–0.20%
Fidelity National Information Services, Inc. 3.10% 3/1/41	60,000	60,582
Fiserv, Inc. 2.65% 6/1/30	160,000	162,351
Oracle Corp. 4.50% 7/8/44	185,000	208,882
VMware, Inc. 1.80% 8/15/28	45,000	43,792
		475,607
Telecommunications–0.61%
AT&T, Inc.
3.10% 2/1/43	55,000	53,468
3.30% 2/1/52	140,000	137,100
3.50% 9/15/53	310,000	312,757
Telefonica Emisiones SA 5.21% 3/8/47	150,000	186,228
T-Mobile USA, Inc. 2.05% 2/15/28	210,000	208,448
Verizon Communications, Inc.
2.10% 3/22/28	155,000	155,295
2.99% 10/30/56	167,000	158,081
4.27% 1/15/36	85,000	99,704
Vodafone Group PLC 5.00% 5/30/38	83,000	103,174
		1,414,255
Transportation–0.14%
CSX Corp. 4.30% 3/1/48	140,000	170,888
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Norfolk Southern Corp. 4.05% 8/15/52	130,000	$ 156,241
		327,129
Trucking & Leasing–0.07%
Penske Truck Leasing Co. Lp/PTL Finance Corp. 4.20% 4/1/27	140,000	154,230
		154,230
Total Corporate Bonds (Cost $27,096,891)		27,914,130
NON-AGENCY ASSET-BACKED SECURITIES–2.56%
Carvana Auto Receivables Trust Series 2021-P3 A3 0.70% 11/10/26	475,000	468,807
•Discover Card Execution Note Trust Series 2017-A1 A1 0.60% (LIBOR01M + 0.49%) 7/15/24	185,000	185,032
Exeter Automobile Receivables Trust
Series 2020-1A C 2.49% 1/15/25	460,000	463,696
Series 2021-4A B 1.05% 5/15/26	240,000	239,454
Flagship Credit Auto Trust
Series 2021-3 B 0.95% 7/15/27	240,000	236,278
Series 2021-4 B 1.49% 2/15/27	175,000	174,528
Ford Credit Auto Owner Trust
Series 2018-1 A 3.19% 7/15/31	335,000	352,931
Series 2020-1 A 2.04% 8/15/31	500,000	509,006
GLS Auto Receivables Issuer Trust
Series 2020-1A A 2.17% 2/15/24	23,762	23,797
Series 2021-3A B 0.78% 11/17/25	195,000	193,128
HERO Funding Trust
Series 2016-2A A 3.75% 9/20/41	44,317	45,813
Series 2016-3A A1 3.08% 9/20/42	47,738	48,888
Hyundai Auto Lease Securitization Trust Series 2021-B A3 0.33% 6/17/24	475,000	472,017
Marlette Funding Trust Series 2021-1A A 0.60% 6/16/31	47,559	47,547
MVW LLC Series 2021-2A A 1.43% 5/20/39	310,000	306,271
NMEF Funding LLC Series 2021-A A2 0.81% 12/15/27	565,000	563,757

LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Octane Receivables Trust Series 2021-1A A 0.93% 3/22/27	127,364	$ 126,728
Santander Drive Auto Receivables Trust Series 2020-4 C 1.01% 1/15/26	420,000	420,560
Tesla Auto Lease Trust Series 2021-B A4 0.63% 9/22/25	175,000	172,627
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	856	856
Series 2016-2 A1 3.00% 8/25/55	5,415	5,430
Series 2016-3 A1 2.25% 4/25/56	2,639	2,639
Westgate Resorts LLC
Series 2018-1A A 3.38% 12/20/31	52,095	52,277
Series 2018-1A B 3.58% 12/20/31	67,382	67,689
Westlake Automobile Receivables Trust
Series 2020-3A B 0.78% 11/17/25	465,000	464,528
Series 2021-3A C 1.58% 1/15/27	315,000	314,097
Total Non-Agency Asset-Backed Securities (Cost $5,982,712)		5,958,381
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.24%
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.42% 6/25/29	25,710	26,683
Series 2014-2 B2 3.42% 6/25/29	25,710	26,431
Series 2014-IVR6 2A4 1.99% 7/25/44	41,838	41,797
Series 2015-4 B1 3.57% 6/25/45	64,900	66,473
Series 2015-4 B2 3.57% 6/25/45	64,900	66,296
Series 2015-6 B1 3.52% 10/25/45	58,913	60,117
Series 2015-6 B2 3.52% 10/25/45	58,913	59,913
Series 2016-4 B1 3.83% 10/25/46	79,380	81,062
Series 2016-4 B2 3.83% 10/25/46	85,131	86,694
•New Residential Mortgage Loan Trust Series 2016-4A A1 3.75% 11/25/56	31,172	33,157
Total Non-Agency Collateralized Mortgage Obligations (Cost $531,184)		548,623
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.12%
•20 Times Square Trust Series 2018-20TS A 3.10% 5/15/35	388,000	$ 392,150
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	189,267	196,516
•Series 2016-CD2 A4 3.53% 11/10/49	105,000	112,456
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	90,000	97,603
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	195,000	205,031
Series 2015-GC27 A5 3.14% 2/10/48	215,000	223,811
Series 2016-P3 A4 3.33% 4/15/49	145,000	152,948
Series 2016-P5 A4 2.94% 10/10/49	130,000	135,715
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	180,000	183,031
Series 2013-WWP A2 3.42% 3/10/31	100,000	102,380
Series 2014-CR19 A5 3.80% 8/10/47	100,000	105,525
Series 2014-CR20 AM 3.94% 11/10/47	340,000	355,222
Series 2015-3BP A 3.18% 2/10/35	400,000	414,885
Series 2015-CR23 A4 3.50% 5/10/48	135,000	141,777
DBJPM 16-C3 Mortgage Trust Series 2016-C3 A5 2.89% 8/10/49	160,000	166,746
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	250,000	263,231
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	105,000	111,972
Series 2017-GS5 A4 3.67% 3/10/50	210,000	227,322
Houston Galleria Mall Trust Series 2015-HGLR A1A2 3.09% 3/5/37	160,000	162,529
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	130,000	131,398
Series 2015-JP1 A5 3.91% 1/15/49	130,000	139,446
Series 2016-JP2 A4 2.82% 8/15/49	310,000	321,941

LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust (continued)
Series 2016-JP2 AS 3.06% 8/15/49	210,000	$ 214,345
•Series 2016-JP3 B 3.40% 8/15/49	60,000	61,565
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C32 A5 3.60% 11/15/48	225,000	233,943
Series 2015-C33 A4 3.77% 12/15/48	340,000	363,429
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	275,000	288,224
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	135,000	141,838
Series 2015-C23 A4 3.72% 7/15/50	440,000	466,352
Series 2015-C26 A5 3.53% 10/15/48	140,000	147,948
Series 2016-C29 A4 3.33% 5/15/49	130,000	137,557
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	250,000	266,518
Series 2016-BNK1 A3 2.65% 8/15/49	205,000	212,172
*•Series 2017-RB1 XA 1.18% 3/15/50	1,263,609	68,436
WFRBS Commercial Mortgage Trust
Series 2012-C10 A3 2.88% 12/15/45	130,000	131,254
Series 2013-C12 A4 3.20% 3/15/48	181,652	184,308
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $7,131,821)		7,261,524
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–10.04%
U.S. Treasury Bonds
1.13% 5/15/40	550,000	$ 482,066
1.63% 11/15/50	615,000	572,983
2.00% 2/15/50	905,000	919,247
2.25% 8/15/46	1,075,000	1,136,644
2.50% 5/15/46	1,115,000	1,232,293
2.75% 11/15/42	785,000	894,655
2.88% 8/15/45	1,240,000	1,455,886
3.88% 8/15/40	285,000	375,632
U.S. Treasury Notes
1.25% 8/15/31	560,000	547,487
∞1.38% 1/31/22	1,288,300	1,289,584
1.50% 3/31/23	2,100,000	2,125,676
1.63% 11/15/22	2,000,000	2,021,406
1.63% 5/15/26	1,315,000	1,337,036
1.75% 3/31/22	1,500,000	1,505,945
2.00% 8/15/25	1,175,000	1,211,811
2.75% 5/31/23	52,000	53,605
2.88% 11/30/23	1,655,000	1,722,752
2.88% 5/31/25	148,000	156,920
2.88% 7/31/25	845,000	897,978
2.88% 5/15/28	750,000	817,119
3.13% 11/15/28	1,200,000	1,333,828
≠^U.S. Treasury Strip Coupon 0.00% 2/15/33	1,545,000	1,275,887
Total U.S. Treasury Obligations (Cost $22,557,442)		23,366,440

TOTAL INVESTMENTS–98.98% (Cost $204,410,318)	230,255,649
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.02%	2,378,670
NET ASSETS APPLICABLE TO 17,154,887 SHARES OUTSTANDING–100.00%	$232,634,319
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($170,271,107 / 12,553,043 Shares)	$13.564
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($62,363,212 / 4,601,844 Shares)	$13.552
LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$201,233,436
Distributable earnings/(accumulated loss)	31,400,883
TOTAL NET ASSETS	$232,634,319

✧ Class R-6 shares.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
∞ Fully or partially pledged as collateral for futures contracts.
≠ The rate shown is the effective yield at the time of purchase.
^ Zero coupon security.
★ Includes $84,750 cash collateral held at broker for futures contracts, $11,125 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $325,407 variation margin due from broker on futures contracts, $345,646 payable for securities purchased, $46,787 payable for fund shares redeemed, $60,184 other accrued expenses payable and $105,761 due to manager and affiliates as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
51	U.S. Treasury 10 yr Notes	$6,653,906	$6,588,833	3/22/22	$ 65,073	$—
Equity Contracts:
70	E-mini MSCI EAFE Index	8,126,300	7,899,830	3/18/22	226,470	—
10	E-mini Russell 2000 Index	1,121,400	1,088,348	3/18/22	33,052	—
21	E-mini S&P 500 Index	4,996,425	4,892,193	3/18/22	104,232	—
49	Euro STOXX 50 Index	2,391,846	2,307,946	3/18/22	83,900	—
					447,654	—
Total Futures Contracts					$512,727	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
DB-JPM–Deutsche Bank JPMorgan
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
USD–United States Dollar
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,479,556
Interest	2,067,245
Foreign taxes withheld	(25,225)
5,521,576
EXPENSES:
Management fees	1,788,472
Distribution fees-Service Class	155,682
Accounting and administration expenses	79,183
Shareholder servicing fees	69,154
Professional fees	50,762
Pricing fees	44,610
Custodian fees	16,873
Reports and statements to shareholders	12,962
Trustees’ fees and expenses	5,082
Consulting fees	2,482
Other	7,137
2,232,399
Less:
Management fees waived	(744,677)
Expenses reimbursed	(97,475)
Total operating expenses	1,390,247
NET INVESTMENT INCOME	4,131,329
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	5,303,416
Distributions from investment companies	1,693,697
Foreign currencies	(7)
Futures contracts	336,395
Net realized gain	7,333,501
Net change in unrealized appreciation (depreciation) of:
Investments	1,700,745
Foreign currencies	(53,342)
Futures contracts	295,712
Net change in unrealized appreciation (depreciation)	1,943,115
NET REALIZED AND UNREALIZED GAIN	9,276,616
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,407,945
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,131,329	$ 4,532,195
Net realized gain	7,333,501	4,351,441
Net change in unrealized appreciation (depreciation)	1,943,115	11,767,372
Net increase in net assets resulting from operations	13,407,945	20,651,008
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,949,514)	(6,351,083)
Service Class	(2,021,524)	(1,960,673)
	(7,971,038)	(8,311,756)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,183,606	4,203,508
Service Class	11,122,717	7,134,238
Reinvestment of dividends and distributions:
Standard Class	5,949,515	6,351,083
Service Class	2,021,523	1,960,673
	24,277,361	19,649,502
Cost of shares redeemed:
Standard Class	(24,863,231)	(23,347,721)
Service Class	(11,890,499)	(8,561,239)
	(36,753,730)	(31,908,960)
Decrease in net assets derived from capital share transactions	(12,476,369)	(12,259,458)
NET INCREASE (DECREASE) IN NET ASSETS	(7,039,462)	79,794
NET ASSETS:
Beginning of year	239,673,781	239,593,987
End of year	$232,634,319	$239,673,781
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 13.267	$ 12.562	$ 11.370	$ 14.163	$ 13.548
Income (loss) from investment operations:
Net investment income[2]	0.245	0.256	0.330	0.310	0.316
Net realized and unrealized gain (loss)	0.532	0.928	1.254	(0.862)	1.162
Total from investment operations	0.777	1.184	1.584	(0.552)	1.478
Less dividends and distributions from:
Net investment income	(0.312)	(0.328)	(0.392)	(0.349)	(0.359)
Net realized gain	(0.168)	(0.151)	—	(1.892)	(0.504)
Total dividends and distributions	(0.480)	(0.479)	(0.392)	(2.241)	(0.863)
Net asset value, end of period	$ 13.564	$ 13.267	$ 12.562	$ 11.370	$ 14.163
Total return[3]	5.87%	9.48%	13.93%	(4.53%)	10.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,271	$179,898	$183,336	$182,539	$223,079
Ratio of expenses to average net assets[4]	0.52%	0.50%	0.47%	0.46%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.87%	0.89%	0.88%	0.87%	0.89%
Ratio of net investment income to average net assets	1.80%	2.03%	2.69%	2.31%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	1.64%	2.28%	1.90%	1.87%
Portfolio turnover	51%	44%	35%	44%	192%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–18

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17 [1]
Net asset value, beginning of period	$ 13.256	$ 12.554	$ 11.367	$ 14.161	$ 13.548
Income (loss) from investment operations:
Net investment income[2]	0.211	0.224	0.300	0.275	0.281
Net realized and unrealized gain (loss)	0.531	0.925	1.250	(0.859)	1.159
Total from investment operations	0.742	1.149	1.550	(0.584)	1.440
Less dividends and distributions from:
Net investment income	(0.278)	(0.296)	(0.363)	(0.318)	(0.323)
Net realized gain	(0.168)	(0.151)	—	(1.892)	(0.504)
Total dividends and distributions	(0.446)	(0.447)	(0.363)	(2.210)	(0.827)
Net asset value, end of period	$ 13.552	$ 13.256	$ 12.554	$ 11.367	$ 14.161
Total return[3]	5.60%	9.21%	13.64%	(4.76%)	10.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,363	$59,776	$ 56,258	$ 42,968	$ 44,746
Ratio of expenses to average net assets[4]	0.77%	0.75%	0.72%	0.71%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.14%	1.13%	1.12%	1.14%
Ratio of net investment income to average net assets	1.55%	1.78%	2.44%	2.06%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.39%	2.03%	1.65%	1.62%
Portfolio turnover	51%	44%	35%	44%	192%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP JPMorgan Retirement Income Fund–20

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2021, the waiver amount is 0.307% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2021, the waiver amount was 0.323% of the Fund’s average daily net assets.
Effective May 1, 2021, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.523% of the Fund’s average daily net assets for the Standard Class and 0.773% for the Service Class. The waiver and/or reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2021, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.507% the Fund’s average daily net assets for the Standard Class and 0.757% for the Service Class.
LVIP JPMorgan Retirement Income Fund–21

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 72,128	$ 148,631	$ 97,475	$ 318,234
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$13,928
Legal	2,253
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,550 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$11,125
Management fees payable to LIAC	86,958
Distribution fees payable to LFD	13,110
Shareholder servicing fees payable to Lincoln Life	5,693
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$102,033,933
Purchases of U.S. government securities	16,010,349
Sales other than U.S. government securities	119,440,079
Sales of U.S. government securities	10,984,932
LVIP JPMorgan Retirement Income Fund–22

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$205,161,295
Aggregate unrealized appreciation of investments and derivatives	$ 26,349,703
Aggregate unrealized depreciation of investments and derivatives	(1,255,350)
Net unrealized appreciation of investments and derivatives	$ 25,094,353
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$142,497,540	$ —	$—	$142,497,540
Agency Collateralized Mortgage Obligations	—	10,057,247	—	10,057,247
Agency Commercial Mortgage-Backed Securities	—	4,354,859	—	4,354,859
Agency Mortgage-Backed Securities	—	8,296,905	—	8,296,905
Corporate Bonds	—	27,914,130	—	27,914,130
Non-Agency Asset-Backed Securities	—	5,958,381	—	5,958,381
Non-Agency Collateralized Mortgage Obligations	—	548,623	—	548,623
Non-Agency Commercial Mortgage-Backed Securities	—	7,261,524	—	7,261,524
U.S. Treasury Obligations	—	23,366,440	—	23,366,440
Total Investments	$142,497,540	$87,758,109	$—	$230,255,649
Derivatives:

Assets:
Futures Contracts	$512,727	$—	$—	$512,727
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle loss deferrals, tax treatment of market
LVIP JPMorgan Retirement Income Fund–23

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
discount, premium on debt instruments and CPDI.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$5,324,078	$4,850,451
Long-term capital gains	2,646,960	3,461,305
Total	$7,971,038	$8,311,756
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 6,343,583
Other temporary differences	(18,131)
Net unrealized appreciation	25,075,431
Distributable earnings/(accumulated loss)	$31,400,883
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	381,906	334,717
Service Class	818,551	571,607
Shares reinvested:
Standard Class	436,129	483,147
Service Class	148,348	149,367
	1,784,934	1,538,838
Shares redeemed:
Standard Class	(1,824,509)	(1,852,626)
Service Class	(874,450)	(692,751)
	(2,698,959)	(2,545,377)
Net decrease	(914,025)	(1,006,539)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP JPMorgan Retirement Income Fund–24

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund pledged securities with a value of $1,253,247 as collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$447,654	Receivables and other assets net of liabilities	$—
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	65,073	Receivables and other assets net of liabilities	—
Total		$512,727		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 975,338	$213,305
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(638,943)	82,407
Total		$ 336,395	$295,712
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$21,610,199	$8,901,067
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP JPMorgan Retirement Income Fund–25

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London
LVIP JPMorgan Retirement Income Fund–26

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–27

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP JPMorgan Retirement Income Fund–28

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a "Fund" and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net
LVIP JPMorgan Retirement Income Fund–29

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
expense ratio (plus acquired fund fees and expenses (“AFFE”)) was within range of the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan Retirement Income Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that JPMorgan became subadviser effective May 1, 2017. The Board considered that LIAC would continue to monitor performance closely. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and fees for a similar fund advised by JPMorgan. The Board considered that JPMorgan received management fees from the underlying funds managed by JPMorgan, that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP JPMorgan Retirement Income Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP JPMorgan Retirement Income Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Retirement Income Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Retirement Income Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund–35

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 29.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell Midcap® Value Index1, returned 28.34%.
The Energy and Real Estate sectors, which were the laggards of 2020, contributed most this year. While all sectors ended in the green, Utilities and Consumer Staples sectors failed to keep up the pace.
Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout the year, with the S&P 500® Index2 posting a historic record of 70 all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for the year. The rally was not without its challenges, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new variant Omicron were identified, triggering a sell-off in November. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, tightened lockdowns and restrictions in some parts of Asia and Europe, along with rising COVID-19 cases globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.
Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000 Index®. Value narrowly underperformed Growth.
2021 was a banner year for markets. Despite the strong overall return, volatility persisted underneath the hood, as COVID-19 surges, mixed economic data, and supply chain issues remained in the headlines. Midcap Value was able to navigate the pockets of volatility; healthily outperforming its benchmark. In terms of Fund impact, Industrials was a leading contributor to performance, while Materials was the top detractor.
Stock selection within Industrials has been additive to Fund performance, as we have been able to gain exposure to cyclicality through high quality companies that have been able to maintain strong pricing power during a difficult operating environment. One of the Fund’s top contributors was Carlisle (CSL), a diversified manufacturer that serves a broad range of niche industrial markets with significant exposure to commercial roofing. CSL continuously to delivered strong earnings as the year progressed, which demonstrates that construction projects are rebounding amidst the economic recovery. Despite the recent outperformance, we still view CSL as attractively valued given their ability to capitalize on the cyclical uptick, which will allow for continued margin and return improvement. Additionally, we appreciate management’s history of delivering steady and consistent cash flows, and their focus on returning capital to shareholders.
On the other hand, Health Care has been a detractor from a stock selection perspective to Fund performance. Particularly, the position in Zimmer (ZBH) has lagged this year as hospitals have been forced to postpone elective surgeries in response to increasing COVID-19 cases. While this continues to hamper earnings, we believe that management is navigating this situation well, and will be well-positioned for a rebound once elective surgeries resume at a more normalized pace. Additionally, ZBH’s size as the largest manufacturer of orthopedic devices, plus current valuations, provide significant room for multiple expansion. Finally, the company has recently delivered multiple successful product launches, which should increase the magnitude of the future recovery and set up for long-term earnings and margin expansion.
For the period, the Fund held a minor position in futures to equitize an excess cash position and stay fully invested. Futures positions do not have a significant impact on the Fund’s performance.
While the economic recovery is underway, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, we maintain exposure to quality, focus on high conviction stocks, and take advantage of market dislocations for compelling stock selection opportunities.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
J.P. Morgan Investment Management, Inc.:	Wonseok Choi
Akash Gupta
Andrew Stern
Phillip D. Hart
Lawrence Playford
Jonathan Tse
Jonathan K. L. Simon
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,967. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $35,285. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 29.07%
Five Years	+ 9.11%
Ten Years	+ 9.13%
Service Class Shares
One Year	+ 28.75%
Five Years	+ 8.84%
Ten Years	+ 8.86%
1 The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,069.50	0.76%	$3.96
Service Class Shares	1,000.00	1,068.20	1.01%	5.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.20	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.45%
Aerospace & Defense	0.32%
Air Freight & Logistics	0.11%
Airlines	0.70%
Auto Components	0.13%
Automobiles	0.16%
Banks	7.01%
Beverages	1.08%
Biotechnology	0.73%
Building Products	2.67%
Capital Markets	5.73%
Chemicals	1.58%
Commercial Services & Supplies	0.24%
Communications Equipment	1.16%
Construction & Engineering	0.16%
Construction Materials	0.65%
Consumer Finance	1.24%
Containers & Packaging	1.41%
Distributors	1.34%
Diversified Consumer Services	0.06%
Diversified Financial Services	0.47%
Diversified Telecommunication Services	0.40%
Electric Utilities	2.93%
Electrical Equipment	2.98%
Electronic Equipment, Instruments & Components	2.52%
Energy Equipment & Services	0.04%
Entertainment	0.76%
Equity Real Estate Investment Trusts	8.85%
Food & Staples Retailing	0.97%
Food Products	1.01%
Gas Utilities	0.87%
Health Care Equipment & Supplies	1.16%
Health Care Providers & Services	4.82%
Health Care Technology	0.13%
Hotels, Restaurants & Leisure	1.38%
Household Durables	1.72%
Household Products	0.71%
Independent Power and Renewable Electricity Producers	0.28%
Insurance	4.46%
Interactive Media & Services	1.24%
IT Services	1.26%
Leisure Products	0.15%
Life Sciences Tools & Services	0.83%
Machinery	4.86%
Media	2.09%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	0.96%
Mortgage Real Estate Investment Trusts (REITs)	0.04%
Multiline Retail	0.59%
Multi-Utilities	2.49%
Oil, Gas & Consumable Fuels	3.79%
Paper & Forest Products	0.10%
Personal Products	0.03%
Pharmaceuticals	1.17%
Professional Services	0.93%
Real Estate Management & Development	0.90%
Road & Rail	0.32%
Semiconductors & Semiconductor Equipment	1.06%
Software	2.47%
Specialty Retail	3.05%
Technology Hardware, Storage & Peripherals	0.57%
Textiles, Apparel & Luxury Goods	1.71%
Thrifts & Mortgage Finance	0.33%
Tobacco	0.26%
Trading Companies & Distributors	0.27%
Water Utilities	0.04%
Money Market Fund	5.24%
Total Investments	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Ameriprise Financial, Inc.	1.82%
Laboratory Corp. of America Holdings	1.18%
AutoZone, Inc.	1.09%
Coterra Energy, Inc.	1.07%
Huntington Bancshares, Inc.	1.03%
Carlisle Cos., Inc.	1.02%
Motorola Solutions, Inc.	1.02%
Xcel Energy, Inc.	1.01%
M&T Bank Corp.	1.01%
Fortune Brands Home & Security, Inc.	0.99%
Total	11.24%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.45%
Aerospace & Defense–0.32%
†Axon Enterprise, Inc.	1,150	$ 180,550
Curtiss-Wright Corp.	4,850	672,549
HEICO Corp. Class A	1,650	212,058
Raytheon Technologies Corp.	7,050	606,723
Spirit AeroSystems Holdings, Inc. Class A	1,200	51,708
Textron, Inc.	6,910	533,452
		2,257,040
Air Freight & Logistics–0.11%
CH Robinson Worldwide, Inc.	1,800	193,734
Expeditors International of Washington, Inc.	4,300	577,447
		771,181
Airlines–0.70%
†Alaska Air Group, Inc.	12,400	646,040
†Copa Holdings SA Class A	4,800	396,768
†Delta Air Lines, Inc.	30,010	1,172,791
†JetBlue Airways Corp.	23,300	331,792
†Southwest Airlines Co.	50,168	2,149,197
†United Airlines Holdings, Inc.	8,000	350,240
		5,046,828
Auto Components–0.13%
Lear Corp.	5,050	923,897
		923,897
Automobiles–0.16%
Ford Motor Co.	53,900	1,119,503
Thor Industries, Inc.	500	51,885
		1,171,388
Banks–7.01%
Bank of America Corp.	66,070	2,939,454
Bank OZK	1,200	55,836
Citigroup, Inc.	19,630	1,185,456
Citizens Financial Group, Inc.	137,177	6,481,613
Comerica, Inc.	5,760	501,120
East West Bancorp, Inc.	2,000	157,360
Fifth Third Bancorp	157,896	6,876,371
First Horizon Corp.	18,500	302,105
FNB Corp.	7,800	94,614
Huntington Bancshares, Inc.	481,076	7,418,192
KeyCorp	6,100	141,093
M&T Bank Corp.	47,064	7,228,089
PacWest Bancorp	2,400	108,408
Pinnacle Financial Partners, Inc.	1,400	133,700
Popular, Inc.	16,700	1,370,068
Regions Financial Corp.	263,646	5,747,483
Signature Bank	1,650	533,725
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Sterling Bancorp	5,300	$ 136,687
†SVB Financial Group	1,765	1,197,094
Synovus Financial Corp.	2,500	119,675
Truist Financial Corp.	6,330	370,622
Webster Financial Corp.	800	44,672
Wells Fargo & Co.	44,560	2,137,989
Western Alliance Bancorp	4,420	475,813
Wintrust Financial Corp.	1,200	108,984
Zions Bancorp NA	70,296	4,439,895
		50,306,118
Beverages–1.08%
†Boston Beer Co., Inc. Class A	225	113,648
Constellation Brands, Inc. Class A	15,903	3,991,176
Keurig Dr Pepper, Inc.	73,825	2,721,189
PepsiCo, Inc.	5,270	915,452
		7,741,465
Biotechnology–0.73%
AbbVie, Inc.	12,395	1,678,283
†Alnylam Pharmaceuticals, Inc.	550	93,269
Amgen, Inc.	1,400	314,958
†Biogen, Inc.	1,600	383,872
†BioMarin Pharmaceutical, Inc.	1,200	106,020
†Exelixis, Inc.	2,500	45,700
†Incyte Corp.	750	55,050
†Iovance Biotherapeutics, Inc.	11,900	227,171
†Mirati Therapeutics, Inc.	2,000	293,380
†Moderna, Inc.	775	196,835
†Neurocrine Biosciences, Inc.	1,300	110,721
†Regeneron Pharmaceuticals, Inc.	450	284,184
†Sarepta Therapeutics, Inc.	11,725	1,055,836
†Ultragenyx Pharmaceutical, Inc.	4,200	353,178
		5,198,457
Building Products–2.67%
†Builders FirstSource, Inc.	3,500	299,985
Carlisle Cos., Inc.	29,583	7,340,134
Fortune Brands Home & Security, Inc.	66,369	7,094,846
Johnson Controls International PLC	22,530	1,831,915
Owens Corning	1,400	126,700
Trane Technologies PLC	12,040	2,432,441
		19,126,021
Capital Markets–5.73%
Affiliated Managers Group, Inc.	3,810	626,783
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Ameriprise Financial, Inc.	43,247	$ 13,045,890
Apollo Global Management, Inc.	1,800	130,374
Ares Management Corp. Class A	1,400	113,778
Evercore, Inc. Class A	2,350	319,248
Goldman Sachs Group, Inc.	2,500	956,375
Invesco Ltd.	12,900	296,958
Jefferies Financial Group, Inc.	23,480	911,024
KKR & Co., Inc.	5,400	402,300
LPL Financial Holdings, Inc.	3,675	588,331
Morningstar, Inc.	950	324,890
Northern Trust Corp.	47,325	5,660,543
Raymond James Financial, Inc.	63,207	6,345,983
S&P Global, Inc.	490	231,246
State Street Corp.	63,410	5,897,130
Stifel Financial Corp.	1,800	126,756
T Rowe Price Group, Inc.	26,163	5,144,692
		41,122,301
Chemicals–1.58%
Ashland Global Holdings, Inc.	2,350	253,001
†Axalta Coating Systems Ltd.	8,100	268,272
Celanese Corp.	29,360	4,934,241
CF Industries Holdings, Inc.	1,200	84,936
DuPont de Nemours, Inc.	11,960	966,129
Eastman Chemical Co.	4,700	568,277
Huntsman Corp.	23,660	825,261
LyondellBasell Industries NV Class A	1,900	175,237
PPG Industries, Inc.	1,150	198,306
RPM International, Inc.	22,300	2,252,300
Scotts Miracle-Gro Co.	1,700	273,700
Valvoline, Inc.	13,700	510,873
		11,310,533
Commercial Services & Supplies–0.24%
†IAA, Inc.	3,900	197,418
Republic Services, Inc.	10,720	1,494,904
		1,692,322
Communications Equipment–1.16%
†Ciena Corp.	8,100	623,457
Cisco Systems, Inc.	6,350	402,400
Motorola Solutions, Inc.	26,939	7,319,326
		8,345,183
Construction & Engineering–0.16%
†AECOM	12,330	953,725
Quanta Services, Inc.	1,750	200,655
		1,154,380
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.65%
Martin Marietta Materials, Inc.	10,528	$ 4,637,795
		4,637,795
Consumer Finance–1.24%
Ally Financial, Inc.	36,210	1,723,958
Capital One Financial Corp.	3,520	510,717
Discover Financial Services	45,055	5,206,556
SLM Corp.	14,900	293,083
Synchrony Financial	25,610	1,188,048
		8,922,362
Containers & Packaging–1.41%
=†Ardagh Group SA	3,700	91,575
Avery Dennison Corp.	940	203,576
†Berry Global Group, Inc.	20,030	1,477,814
Crown Holdings, Inc.	1,600	176,992
Graphic Packaging Holding Co.	38,400	748,800
Packaging Corp. of America	24,307	3,309,398
Silgan Holdings, Inc.	95,448	4,088,992
Westrock Co.	700	31,052
		10,128,199
Distributors–1.34%
Genuine Parts Co.	21,501	3,014,440
LKQ Corp.	110,268	6,619,388
		9,633,828
Diversified Consumer Services–0.06%
H&R Block, Inc.	17,330	408,295
		408,295
Diversified Financial Services–0.47%
†Berkshire Hathaway, Inc. Class B	5,860	1,752,140
Equitable Holdings, Inc.	20,300	665,637
Voya Financial, Inc.	14,750	978,072
		3,395,849
Diversified Telecommunication Services–0.40%
Lumen Technologies, Inc.	36,200	454,310
Verizon Communications, Inc.	46,050	2,392,758
		2,847,068
Electric Utilities–2.93%
Edison International	54,324	3,707,613
Entergy Corp.	50,067	5,640,047
Evergy, Inc.	2,000	137,220
Exelon Corp.	28,380	1,639,229
NextEra Energy, Inc.	12,100	1,129,656
NRG Energy, Inc.	19,600	844,368
OGE Energy Corp.	7,400	284,012

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Southern Co.	5,350	$ 366,903
Xcel Energy, Inc.	107,228	7,259,336
		21,008,384
Electrical Equipment–2.98%
Acuity Brands, Inc.	29,020	6,144,114
AMETEK, Inc.	35,311	5,192,130
Eaton Corp. PLC	12,350	2,134,327
Hubbell, Inc.	31,115	6,480,321
nVent Electric PLC	28,900	1,098,200
Regal Rexnord Corp.	1,900	323,342
		21,372,434
Electronic Equipment, Instruments & Components–2.52%
Amphenol Corp. Class A	57,878	5,062,010
†Arrow Electronics, Inc.	14,050	1,886,494
Avnet, Inc.	16,500	680,295
CDW Corp.	20,162	4,128,774
Jabil, Inc.	7,200	506,520
TD SYNNEX Corp.	50,543	5,780,097
		18,044,190
Energy Equipment & Services–0.04%
Halliburton Co.	11,800	269,866
NOV, Inc.	2,400	32,520
		302,386
Entertainment–0.76%
Activision Blizzard, Inc.	1,150	76,510
†Roku, Inc.	1,750	399,350
†Spotify Technology SA	1,050	245,731
†Take-Two Interactive Software, Inc.	3,250	577,590
†Walt Disney Co.	2,110	326,818
†Zynga, Inc. Class A	595,166	3,809,062
		5,435,061
Equity Real Estate Investment Trusts–8.85%
Alexandria Real Estate Equities, Inc.	1,150	256,404
American Campus Communities, Inc.	2,400	137,496
American Homes 4 Rent Class A	106,406	4,640,366
AvalonBay Communities, Inc.	18,657	4,712,572
Boston Properties, Inc.	35,540	4,093,497
Brixmor Property Group, Inc.	139,159	3,536,030
Camden Property Trust	4,115	735,268
Cousins Properties, Inc.	4,000	161,120
CubeSmart	5,000	284,550
Duke Realty Corp.	3,200	210,048
Equinix, Inc.	210	177,626
Equity LifeStyle Properties, Inc.	2,785	244,133
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Equity Residential	2,725	$ 246,613
Essex Property Trust, Inc.	10,648	3,750,545
Federal Realty Investment Trust	17,663	2,407,820
First Industrial Realty Trust, Inc.	2,100	139,020
Gaming & Leisure Properties, Inc.	10,863	528,594
Highwoods Properties, Inc.	3,700	164,983
†Host Hotels & Resorts, Inc.	96,300	1,674,657
Hudson Pacific Properties, Inc.	3,100	76,601
Invitation Homes, Inc.	36,780	1,667,605
JBG SMITH Properties	59,699	1,713,958
Kilroy Realty Corp.	3,400	225,964
Kimco Realty Corp.	139,134	3,429,653
Life Storage, Inc.	4,850	742,923
Medical Properties Trust, Inc.	4,300	101,609
Mid-America Apartment Communities, Inc.	13,100	3,005,664
†Park Hotels & Resorts, Inc.	3,000	56,640
Rayonier, Inc.	106,757	4,308,713
Realty Income Corp.	3,710	265,599
Regency Centers Corp.	35,109	2,645,463
Rexford Industrial Realty, Inc.	33,110	2,685,552
Simon Property Group, Inc.	1,700	271,609
Spirit Realty Capital, Inc.	3,100	149,389
Sun Communities, Inc.	14,795	3,106,506
UDR, Inc.	2,200	131,978
Ventas, Inc.	33,443	1,709,606
VICI Properties, Inc.	26,618	801,468
Weyerhaeuser Co.	127,557	5,252,797
WP Carey, Inc.	37,214	3,053,409
		63,504,048
Food & Staples Retailing–0.97%
Kroger Co.	77,350	3,500,861
†U.S. Foods Holding Corp.	89,300	3,110,319
Walmart, Inc.	2,190	316,871
		6,928,051
Food Products–1.01%
Archer-Daniels-Midland Co.	12,050	814,459
Bunge Ltd.	2,340	218,462
Conagra Brands, Inc.	5,500	187,825
Hershey Co.	1,600	309,552
Lamb Weston Holdings, Inc.	2,050	129,929
†Pilgrim's Pride Corp.	17,000	479,400
†Post Holdings, Inc.	35,816	4,037,538
Tyson Foods, Inc. Class A	12,230	1,065,967
		7,243,132

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.87%
National Fuel Gas Co.	97,863	$ 6,257,360
		6,257,360
Health Care Equipment & Supplies–1.16%
†Align Technology, Inc.	500	328,590
Cooper Cos., Inc.	500	209,470
DENTSPLY SIRONA, Inc.	2,900	161,791
†Hologic, Inc.	4,090	313,130
Medtronic PLC	19,050	1,970,723
Teleflex, Inc.	600	197,088
Zimmer Biomet Holdings, Inc.	40,379	5,129,748
		8,310,540
Health Care Providers & Services–4.82%
AmerisourceBergen Corp.	44,419	5,902,841
Anthem, Inc.	5,270	2,442,856
Cardinal Health, Inc.	8,700	447,963
†Centene Corp.	6,430	529,832
Cigna Corp.	2,650	608,520
†DaVita, Inc.	2,200	250,272
†Henry Schein, Inc.	52,665	4,083,117
Humana, Inc.	5,485	2,544,272
†Laboratory Corp. of America Holdings	27,002	8,484,298
McKesson Corp.	7,147	1,776,530
†Molina Healthcare, Inc.	1,400	445,312
Premier, Inc. Class A	9,000	370,530
Quest Diagnostics, Inc.	1,850	320,069
UnitedHealth Group, Inc.	3,000	1,506,420
Universal Health Services, Inc. Class B	37,305	4,836,966
		34,549,798
Health Care Technology–0.13%
Cerner Corp.	10,140	941,702
		941,702
Hotels, Restaurants & Leisure–1.38%
†Chipotle Mexican Grill, Inc.	500	874,125
Darden Restaurants, Inc.	19,919	3,000,598
Domino's Pizza, Inc.	750	423,248
†Expedia Group, Inc.	17,749	3,207,599
†Las Vegas Sands Corp.	3,410	128,352
MGM Resorts International	11,100	498,168
†Six Flags Entertainment Corp.	12,000	510,960
Travel & Leisure Co.	23,170	1,280,606
		9,923,656
Household Durables–1.72%
Garmin Ltd.	2,600	354,042
†Mohawk Industries, Inc.	27,287	4,971,146
Newell Brands, Inc.	256,094	5,593,093
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
PulteGroup, Inc.	11,550	$ 660,198
Tempur Sealy International, Inc.	1,600	75,248
Whirlpool Corp.	2,790	654,701
		12,308,428
Household Products–0.71%
Energizer Holdings, Inc.	55,945	2,243,394
Procter & Gamble Co.	12,310	2,013,670
Spectrum Brands Holdings, Inc.	8,500	864,620
		5,121,684
Independent Power and Renewable Electricity Producers–0.28%
AES Corp.	46,000	1,117,800
Vistra Corp.	38,600	878,922
		1,996,722
Insurance–4.46%
†Alleghany Corp.	3,769	2,516,147
American Financial Group, Inc.	1,645	225,891
†Arch Capital Group Ltd.	68,081	3,026,200
Arthur J Gallagher & Co.	2,350	398,725
Assurant, Inc.	640	99,750
Assured Guaranty Ltd.	2,770	139,054
†Athene Holding Ltd. Class A	4,900	408,317
Axis Capital Holdings Ltd.	800	43,576
Chubb Ltd.	3,110	601,194
Everest Re Group Ltd.	1,375	376,640
Fidelity National Financial, Inc.	9,350	487,883
First American Financial Corp.	4,775	373,548
Hartford Financial Services Group, Inc.	73,754	5,091,976
Loews Corp.	121,992	7,046,258
MetLife, Inc.	4,940	308,701
Old Republic International Corp.	2,100	51,618
Progressive Corp.	38,538	3,955,926
Prudential Financial, Inc.	8,030	869,167
RenaissanceRe Holdings Ltd.	14,621	2,475,774
W R Berkley Corp.	42,674	3,515,911
		32,012,256
Interactive Media & Services–1.24%
†Alphabet, Inc. Class C	495	1,432,327
†Alphabet, Inc. Class A	620	1,796,165
†Bumble, Inc. Class A	11,472	388,442
†IAC/InterActiveCorp	33,944	4,436,820
†Match Group, Inc.	3,188	421,613
†Pinterest, Inc. Class A	2,100	76,335
†Twitter, Inc.	6,950	300,379

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Vimeo, Inc.	2,341	$ 42,044
		8,894,125
IT Services–1.26%
Accenture PLC Class A	1,460	605,243
†DXC Technology Co.	34,220	1,101,542
Fidelity National Information Services, Inc.	2,514	274,403
†Fiserv, Inc.	1,100	114,169
†FleetCor Technologies, Inc.	22,500	5,036,400
Global Payments, Inc.	1,697	229,400
†Globant SA	700	219,863
†GoDaddy, Inc. Class A	2,800	237,608
Mastercard, Inc. Class A	930	334,168
†MongoDB, Inc.	200	105,870
SolarWinds Corp.	8,900	126,291
†StoneCo Ltd. Class A	600	10,116
†Toast, Inc. Class A	9,400	326,274
†Twilio, Inc. Class A	1,100	289,674
		9,011,021
Leisure Products–0.15%
Brunswick Corp.	5,860	590,278
Hasbro, Inc.	1,600	162,848
†Mattel, Inc.	7,100	153,076
Polaris, Inc.	1,700	186,847
		1,093,049
Life Sciences Tools & Services–0.83%
†10X Genomics, Inc. Class A	300	44,688
Agilent Technologies, Inc.	23,990	3,830,003
†Bio-Rad Laboratories, Inc. Class A	375	283,339
Bio-Techne Corp.	275	142,269
†Charles River Laboratories International, Inc.	1,375	518,072
†IQVIA Holdings, Inc.	1,810	510,673
†QIAGEN NV	3,500	194,530
†Repligen Corp.	100	26,484
Thermo Fisher Scientific, Inc.	640	427,034
		5,977,092
Machinery–4.86%
Crane Co.	4,870	495,425
Deere & Co.	2,030	696,067
Fortive Corp.	2,400	183,096
IDEX Corp.	15,491	3,660,833
Ingersoll Rand, Inc.	6,715	415,457
ITT, Inc.	56,881	5,812,669
Lincoln Electric Holdings, Inc.	35,597	4,964,714
†Middleby Corp.	26,728	5,259,001
Otis Worldwide Corp.	9,760	849,803
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
PACCAR, Inc.	8,600	$ 759,036
Parker-Hannifin Corp.	1,950	620,334
Snap-on, Inc.	26,678	5,745,908
Timken Co.	70,375	4,876,284
Toro Co.	3,200	319,712
Westinghouse Air Brake Technologies Corp.	1,800	165,798
		34,824,137
Media–2.09%
†Charter Communications, Inc. Class A	1,770	1,153,987
Comcast Corp. Class A	6,160	310,033
†Discovery, Inc.	9,500	217,550
Fox Corp. Class B	30,500	1,045,235
†Liberty Broadband Corp.	39,046	6,290,310
†Liberty Media Corp. - Liberty SiriusXM	98,606	5,014,115
Nexstar Media Group, Inc. Class A	3,520	531,450
Omnicom Group, Inc.	5,820	426,431
		14,989,111
Metals & Mining–0.96%
Freeport-McMoRan, Inc.	129,901	5,420,769
Newmont Corp.	2,075	128,692
Nucor Corp.	1,400	159,810
Reliance Steel & Aluminum Co.	1,425	231,163
Steel Dynamics, Inc.	15,700	974,499
		6,914,933
Mortgage Real Estate Investment Trusts (REITs)–0.04%
New Residential Investment Corp.	23,000	246,330
Starwood Property Trust, Inc.	2,500	60,750
		307,080
Multiline Retail–0.59%
Dollar General Corp.	450	106,123
Kohl's Corp.	78,340	3,869,213
Target Corp.	1,220	282,357
		4,257,693
Multi-Utilities–2.49%
CenterPoint Energy, Inc.	1,970	54,983
CMS Energy Corp.	98,935	6,435,722
Dominion Energy, Inc.	16,580	1,302,525
DTE Energy Co.	1,700	203,218
MDU Resources Group, Inc.	12,900	397,836
Sempra Energy	23,219	3,071,409
WEC Energy Group, Inc.	65,452	6,353,425
		17,819,118

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–3.79%
Cheniere Energy, Inc.	13,580	$ 1,377,284
Chevron Corp.	4,600	539,810
Coterra Energy, Inc.	403,291	7,662,529
Devon Energy Corp.	15,400	678,370
Diamondback Energy, Inc.	58,424	6,301,028
†DTE Midstream LLC	850	40,783
EOG Resources, Inc.	7,850	697,316
Exxon Mobil Corp.	14,980	916,626
Kinder Morgan, Inc.	37,210	590,151
Marathon Petroleum Corp.	15,400	985,446
Pioneer Natural Resources Co.	1,700	309,196
Targa Resources Corp.	7,800	407,472
Valero Energy Corp.	630	47,319
Williams Cos., Inc.	254,809	6,635,226
		27,188,556
Paper & Forest Products–0.10%
Louisiana-Pacific Corp.	9,190	720,037
		720,037
Personal Products–0.03%
†Herbalife Nutrition Ltd.	4,800	196,464
		196,464
Pharmaceuticals–1.17%
Bristol-Myers Squibb Co.	28,640	1,785,704
†Jazz Pharmaceuticals PLC	23,800	3,032,120
Johnson & Johnson	4,550	778,369
Merck & Co., Inc.	2,750	210,760
†Nektar Therapeutics	14,900	201,299
Pfizer, Inc.	38,050	2,246,852
Viatris, Inc.	11,400	154,242
		8,409,346
Professional Services–0.93%
†CoStar Group, Inc.	6,400	505,792
†FTI Consulting, Inc.	2,900	444,918
IHS Markit Ltd.	1,700	225,964
Leidos Holdings, Inc.	43,697	3,884,663
ManpowerGroup, Inc.	8,860	862,344
Nielsen Holdings PLC	3,500	71,785
Science Applications International Corp.	4,600	384,514
TransUnion	2,600	308,308
		6,688,288
Real Estate Management & Development–0.90%
†CBRE Group, Inc. Class A	53,476	5,802,681
†Jones Lang LaSalle, Inc.	2,320	624,869
		6,427,550
Road & Rail–0.32%
CSX Corp.	33,900	1,274,640
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Landstar System, Inc.	1,160	$ 207,663
Norfolk Southern Corp.	1,540	458,474
Schneider National, Inc. Class B	7,800	209,898
†XPO Logistics, Inc.	1,700	131,631
		2,282,306
Semiconductors & Semiconductor Equipment–1.06%
Analog Devices, Inc.	15,839	2,784,021
†Cirrus Logic, Inc.	1,800	165,636
†Enphase Energy, Inc.	1,700	310,998
Intel Corp.	12,470	642,205
Lam Research Corp.	3,455	2,484,663
†Qorvo, Inc.	3,770	589,591
Skyworks Solutions, Inc.	3,950	612,803
		7,589,917
Software–2.47%
†Anaplan, Inc.	5,400	247,590
†Avalara, Inc.	1,700	219,487
†Bill.com Holdings, Inc.	800	199,320
†Black Knight, Inc.	1,821	150,943
†C3.ai, Inc. Class A	3,000	93,750
†Cadence Design Systems, Inc.	1,700	316,795
†Crowdstrike Holdings, Inc. Class A	400	81,900
†Dropbox, Inc. Class A	7,340	180,124
†Elastic NV	1,900	233,871
†Five9, Inc.	1,800	247,176
†Freshworks, Inc. Class A	9,400	246,844
†HashiCorp, Inc. Class A	943	85,851
†HubSpot, Inc.	1,000	659,150
Intuit, Inc.	480	308,746
Microsoft Corp.	3,310	1,113,219
†N-Able, Inc.	8,800	97,680
†NCR Corp.	21,450	862,290
†New Relic, Inc.	3,700	406,852
NortonLifeLock, Inc.	165,340	4,295,533
†Nuance Communications, Inc.	14,200	785,544
Oracle Corp.	11,900	1,037,799
†Palo Alto Networks, Inc.	850	473,246
†Qualtrics International, Inc. Class A	16,180	572,772
†Smartsheet, Inc. Class A	8,800	681,560
†Synopsys, Inc.	5,375	1,980,687
†Trade Desk, Inc. Class A	2,000	183,280
†UiPath, Inc. Class A	7,898	340,641
VMware, Inc. Class A	6,070	703,391
†Workday, Inc. Class A	2,020	551,823
†Zendesk, Inc.	3,100	323,299
		17,681,163

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–3.05%
Advance Auto Parts, Inc.	2,150	$ 515,742
†AutoNation, Inc.	5,300	619,305
†AutoZone, Inc.	3,718	7,794,378
Bath & Body Works, Inc.	17,670	1,233,189
Best Buy Co., Inc.	45,891	4,662,526
†Burlington Stores, Inc.	2,635	768,129
Dick's Sporting Goods, Inc.	2,050	235,729
†Five Below, Inc.	900	186,201
†Floor & Decor Holdings, Inc. Class A	4,300	559,043
Foot Locker, Inc.	2,300	100,349
Gap, Inc.	162,066	2,860,465
Lowe's Cos., Inc.	2,280	589,334
†O'Reilly Automotive, Inc.	1,460	1,031,096
†Ulta Beauty, Inc.	600	247,404
†Victoria's Secret, Inc.	3,933	218,439
Williams-Sonoma, Inc.	1,500	253,695
		21,875,024
Technology Hardware, Storage & Peripherals–0.57%
†Dell Technologies, Inc. Class C	13,809	775,651
Hewlett Packard Enterprise Co.	49,870	786,450
NetApp, Inc.	8,900	818,711
†Pure Storage, Inc. Class A	3,900	126,945
Seagate Technology Holdings PLC	6,810	769,394
Xerox Holdings Corp.	34,200	774,288
		4,051,439
Textiles, Apparel & Luxury Goods–1.71%
†Capri Holdings Ltd.	10,250	665,328
Carter's, Inc.	38,260	3,872,677
PVH Corp.	3,150	335,948
Ralph Lauren Corp.	32,741	3,891,595
Tapestry, Inc.	86,282	3,503,049
		12,268,597
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.33%
MGIC Investment Corp.	161,804	$ 2,333,214
New York Community Bancorp, Inc.	3,700	45,177
		2,378,391
Tobacco–0.26%
Altria Group, Inc.	11,160	528,872
Philip Morris International, Inc.	13,930	1,323,350
		1,852,222
Trading Companies & Distributors–0.27%
MSC Industrial Direct Co., Inc. Class A	7,100	596,826
†United Rentals, Inc.	1,530	508,404
†Univar Solutions, Inc.	2,800	79,380
WW Grainger, Inc.	1,475	764,404
		1,949,014
Water Utilities–0.04%
American Water Works Co., Inc.	1,200	226,632
Essential Utilities, Inc.	1,700	91,273
		317,905
Total Common Stock (Cost $435,202,783)		677,363,920

MONEY MARKET FUND–5.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	37,582,912	37,582,912
Total Money Market Fund (Cost $37,582,912)		37,582,912

TOTAL INVESTMENTS–99.69% (Cost $472,785,695)	714,946,832
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	2,256,811
NET ASSETS APPLICABLE TO 32,349,606 SHARES OUTSTANDING–100.00%	$717,203,643
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($48,363,669 / 2,165,681 Shares)	$22.332
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($668,839,974 / 30,183,925 Shares)	$22.159
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$407,308,741
Distributable earnings/(accumulated loss)	309,894,902
TOTAL NET ASSETS	$717,203,643

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $1,846,666 cash collateral held at broker for futures contracts, $309,488 variation margin due from broker on futures contracts, $66,845 payable for securities purchased, $243,124 payable for fund shares redeemed, $56,976 other accrued expenses payable and $569,023 due to manager and affiliates as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
2	British Pound	$ 169,137	$ 165,105	3/14/22	$ 4,032	$ —
2	Euro	285,062	283,180	3/14/22	1,882	—
2	Japanese Yen	217,450	220,000	3/14/22	—	(2,550)
					5,914	(2,550)
Equity Contracts:
12	E-mini Russell 2000 Index	1,345,680	1,357,494	3/18/22	—	(11,814)
29	E-mini S&P 500 Index	6,899,825	6,805,652	3/18/22	94,173	—
98	E-mini S&P MidCap 400 Index	27,809,460	27,543,866	3/18/22	265,594	—
5	Euro STOXX 50 Index	244,066	238,707	3/18/22	5,359	—
2	FTSE 100 Index	198,267	196,376	3/18/22	1,891	—
1	Nikkei 225 Index (OSE)	250,196	241,941	3/10/22	8,255	—
					375,272	(11,814)
Total Futures Contracts					$381,186	$(14,364)

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 10,420,079
Foreign taxes withheld	(5,016)
10,415,063
EXPENSES:
Management fees	4,940,009
Distribution fees-Service Class	1,657,202
Shareholder servicing fees	205,677
Accounting and administration expenses	180,397
Professional fees	40,450
Reports and statements to shareholders	27,189
Custodian fees	18,523
Trustees’ fees and expenses	14,961
Pricing fees	8,404
Consulting fees	3,394
Other	15,794
7,112,000
Less:
Management fees waived	(35,462)
Total operating expenses	7,076,538
NET INVESTMENT INCOME	3,338,525
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	98,389,832
Futures contracts	8,750,966
Net realized gain	107,140,798
Net change in unrealized appreciation (depreciation) of:
Investments	68,408,831
Foreign currencies	(98)
Futures contracts	(552,689)
Net change in unrealized appreciation (depreciation)	67,856,044
NET REALIZED AND UNREALIZED GAIN	174,996,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$178,335,367
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,338,525	$ 5,587,995
Net realized gain (loss)	107,140,798	(4,275,651)
Net change in unrealized appreciation (depreciation)	67,856,044	15,070,568
Net increase in net assets resulting from operations	178,335,367	16,382,912
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(927,681)	(425,893)
Service Class	(11,296,470)	(5,085,068)
Return of capital:
Standard Class	—	(20,437)
Service Class	—	(244,018)
	(12,224,151)	(5,775,416)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,405,193	5,600,971
Service Class	21,850,935	55,789,679
Reinvestment of dividends and distributions:
Standard Class	927,681	446,330
Service Class	11,296,470	5,329,086
	39,480,279	67,166,066
Cost of shares redeemed:
Standard Class	(10,491,291)	(3,749,987)
Service Class	(149,350,962)	(82,123,765)
	(159,842,253)	(85,873,752)
Decrease in net assets derived from capital share transactions	(120,361,974)	(18,707,686)
NET INCREASE (DECREASE) IN NET ASSETS	45,749,242	(8,100,190)
NET ASSETS:
Beginning of year	671,454,401	679,554,591
End of year	$ 717,203,643	$671,454,401
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 17.640	$ 17.492	$ 15.396	$ 17.735	$ 15.618
Income (loss) from investment operations:
Net investment income[2]	0.147	0.178	0.207	0.217	0.164
Net realized and unrealized gain (loss)	4.981	0.160	2.271	(2.311)	2.129
Total from investment operations	5.128	0.338	2.478	(2.094)	2.293
Less dividends and distributions from:
Net investment income	(0.219)	(0.181)	(0.208)	(0.245)	(0.176)
Net realized gain	(0.217)	—	(0.172)	—	—
Return of capital	—	(0.009)	(0.002)	—	—
Total dividends and distributions	(0.436)	(0.190)	(0.382)	(0.245)	(0.176)
Net asset value, end of period	$ 22.332	$ 17.640	$ 17.492	$ 15.396	$ 17.735
Total return[3]	29.07%	1.95%	16.16%	(11.80%)	14.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 48,364	$41,887	$ 38,767	$ 33,519	$ 41,504
Ratio of expenses to average net assets	0.76%	0.79%	0.78%	0.78%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.79%	0.78%	0.78%	0.77%
Ratio of net investment income to average net assets	0.71%	1.14%	1.24%	1.24%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.70%	1.14%	1.24%	1.24%	0.99%
Portfolio turnover	30%	48%	35%	35%	31%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 17.507	$ 17.363	$ 15.287	$ 17.605	$ 15.507
Income (loss) from investment operations:
Net investment income[2]	0.094	0.138	0.164	0.172	0.121
Net realized and unrealized gain (loss)	4.938	0.155	2.252	(2.289)	2.112
Total from investment operations	5.032	0.293	2.416	(2.117)	2.233
Less dividends and distributions from:
Net investment income	(0.163)	(0.142)	(0.166)	(0.201)	(0.135)
Net realized gain	(0.217)	—	(0.172)	—	—
Return of capital	—	(0.007)	(0.002)	—	—
Total dividends and distributions	(0.380)	(0.149)	(0.340)	(0.201)	(0.135)
Net asset value, end of period	$ 22.159	$ 17.507	$ 17.363	$ 15.287	$ 17.605
Total return[3]	28.75%	1.70%	15.87%	(12.02%)	14.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$668,840	$629,567	$640,788	$ 576,684	$668,694
Ratio of expenses to average net assets	1.01%	1.04%	1.03%	1.03%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.04%	1.03%	1.03%	1.02%
Ratio of net investment income to average net assets	0.46%	0.89%	0.99%	0.99%	0.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.89%	0.99%	0.99%	0.74%
Portfolio turnover	30%	48%	35%	35%	31%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund is $124 and $0 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.
 Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.
 In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $8,847 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$41,173
Legal	6,658
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,842 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$412,668
Distribution fees payable to LFD	139,061
Shareholder servicing fees payable to Lincoln Life	17,294
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$199,387,662
Sales	320,728,585
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$477,808,367
Aggregate unrealized appreciation of investments and derivatives	$244,958,712
Aggregate unrealized depreciation of investments and derivatives	(7,811,993)
Net unrealized appreciation of investments and derivatives	$237,146,719
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$677,272,345	$—	$91,575	$677,363,920
Money Market Fund	37,582,912	—	—	37,582,912
Total Investments	$714,855,257	$—	$91,575	$714,946,832
Derivatives:

Assets:
Futures Contracts	$381,186	$—	$—	$381,186
Liabilities:
Futures Contracts	$ (14,364)	$—	$—	$ (14,364)
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$11,948,331	$5,510,961
Long-term capital gains	275,820	—
Return of capital	—	264,455
Total	$12,224,151	$5,775,416
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 72,756,316
Other temporary differences	(8,255)
Net unrealized appreciation	237,146,841
Distributable earnings/(accumulated loss)	$309,894,902
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to re-designation of dividends and distributions and partnership income:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$498,298	$(498,298)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $23,138,484 of capital loss carryforwards.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	257,650	371,664
Service Class	1,046,103	3,852,029
Shares reinvested:
Standard Class	41,651	25,651
Service Class	511,129	308,593
	1,856,533	4,557,937
Shares redeemed:
Standard Class	(508,157)	(239,075)
Service Class	(7,334,991)	(5,103,508)
	(7,843,148)	(5,342,583)
Net decrease	(5,986,615)	(784,646)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$375,272	Receivables and other assets net of liabilities	$(11,814)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	5,914	Receivables and other assets net of liabilities	(2,550)
Total		$381,186		$(14,364)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$8,782,322	$(548,373)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(31,356)	(4,316)
Total		$8,750,966	$(552,689)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$37,966,021	$—
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Value and Mid-Cap Blend funds categories and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted JPMorgan’s statement that there were no comparable funds subadvised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, which is unaffiliated with LIAC. The Board also considered that JPMorgan had proposed to reduce its subadvisory fee rate on all assets. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–31

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Loomis Sayles Global Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned 6.12% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 18.54%.
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund posted positive returns during the period and underperformed its benchmark. Alphabet, Microsoft, and Oracle were the largest contributors to performance during the period. Alibaba, MercadoLibre, and Baidu were the largest detractors from performance. Stock selection in the communication services sector, along with our allocations in the information technology and healthcare sectors contributed positively to relative performance. Stock selection in the consumer discretionary, information technology, healthcare, consumer staples, industrials, and financials sectors, along with our allocations in the consumer discretionary, financials, communication services, energy, industrials, and consumer staples sectors, detracted from relative performance.
Alphabet is a holding company that owns a collection of businesses - the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A holding in the strategy since inception, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads – particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and is driven by Google Cloud Platform, the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion, or around 20% of the $1.5 trillion annual spending on global advertising and marketing. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.
A strategy holding since inception, Alibaba Group, is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted other Fund holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen

LVIP Loomis Sayles Global Growth Fund–1

LVIP Loomis Sayles Global Growth Fund
2021 Annual Report Commentary (unaudited) (continued)
increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance), and Kuaishou. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most recent quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. We trimmed the position and allocated the proceeds to our existing holdings in Ambev, CRISPR Therapeutics, and Fanuc.
The portfolio does not use derivatives.
Portfolio Managers:
Loomis, Sayles & Company, L.P:	Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,538 for the Standard Class shares and to $17,316 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/21. The same $10,000 investment would have increased to $15,806. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 6.12%
Inception (5/1/18)	+ 16.54%
Service Class Shares
One Year	+ 5.75%
Inception (5/1/18)	+ 16.13%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP Loomis Sayles Global Growth Fund–2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$963.10	0.77%	$3.81
Service Class Shares	1,000.00	961.50	1.12%	5.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Loomis Sayles Global Growth Fund–3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	99.61%
Argentina	5.22%
Brazil	2.11%
China	8.92%
Denmark	1.46%
France	0.80%
Hong Kong	0.34%
Japan	2.37%
Netherlands	7.08%
Switzerland	11.84%
United Kingdom	5.03%
United States	54.44%
Money Market Fund	0.04%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	3.68%
Air Freight & Logistics	1.00%
Beverages	2.45%
Biotechnology	6.04%
Capital Markets	0.98%
Energy Equipment & Services	0.62%
Food Products	1.95%
Hotels, Restaurants & Leisure	4.31%
Household Products	2.14%
Interactive Media & Services	16.41%
Internet & Direct Marketing Retail	13.37%
IT Services	8.64%
Machinery	4.49%
Personal Products	1.33%
Pharmaceuticals	9.39%
Professional Services	2.86%
Semiconductors & Semiconductor Equipment	4.84%
Software	13.43%
Textiles, Apparel & Luxury Goods	1.68%
Total	99.61%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com, Inc.	6.73%
Alphabet, Inc. Class A	6.34%
MercadoLibre, Inc.	5.22%
Meta Platforms, Inc. Class A	5.20%
Microsoft Corp.	4.73%
Adyen NV	4.60%
Novartis AG	4.18%
Visa, Inc. Class A	4.04%
Oracle Corp.	4.04%
Roche Holding AG	3.76%
Total	48.84%

IT–Information Technology
LVIP Loomis Sayles Global Growth Fund–4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.61%
Argentina–5.22%
†MercadoLibre, Inc.	13,035	$ 17,576,394
		17,576,394
Brazil–2.11%
Ambev SA ADR	2,538,550	7,107,940
		7,107,940
China–8.92%
†Alibaba Group Holding Ltd. ADR	40,196	4,774,882
†Baidu, Inc. ADR	38,296	5,698,062
Tencent Holdings Ltd.	183,200	10,732,315
†Trip.com Group Ltd. ADR	160,853	3,960,201
Yum China Holdings, Inc.	98,159	4,892,244
		30,057,704
Denmark–1.46%
Novo Nordisk AS Class B	43,915	4,932,790
		4,932,790
France–0.80%
Sodexo SA	30,494	2,675,323
		2,675,323
Hong Kong–0.34%
Budweiser Brewing Co. APAC Ltd.	436,513	1,144,807
		1,144,807
Japan–2.37%
FANUC Corp.	37,600	7,992,327
		7,992,327
Netherlands–7.08%
†Adyen NV	5,896	15,516,160
NXP Semiconductors NV	36,666	8,351,782
		23,867,942
Switzerland–11.84%
†CRISPR Therapeutics AG	87,104	6,600,741
Nestle SA	47,126	6,579,605
Novartis AG	160,122	14,070,236
Roche Holding AG	30,510	12,657,413
		39,907,995
United Kingdom–5.03%
Experian PLC	196,041	9,637,559
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom (continued)
Reckitt Benckiser Group PLC	32,986	$ 2,831,589
Unilever PLC	83,377	4,466,681
		16,935,829
United States–54.44%
†Alnylam Pharmaceuticals, Inc.	50,313	8,532,079
†Alphabet, Inc. Class A	7,372	21,356,979
†Amazon.com, Inc.	6,803	22,683,515
†Autodesk, Inc.	18,586	5,226,197
†Boeing Co.	61,633	12,407,956
Colgate-Palmolive Co.	51,290	4,377,089
Core Laboratories NV	10,000	223,100
Deere & Co.	20,852	7,149,942
Expeditors International of Washington, Inc.	25,232	3,388,405
†Meta Platforms, Inc. Class A	52,141	17,537,625
Microsoft Corp.	47,393	15,939,214
Oracle Corp.	155,935	13,599,091
QUALCOMM, Inc.	43,407	7,937,838
†salesforce.com, Inc.	41,417	10,525,302
Schlumberger NV	61,587	1,844,531
SEI Investments Co.	54,071	3,295,087
†Under Armour, Inc. Class A	266,506	5,647,262
†Vertex Pharmaceuticals, Inc.	23,730	5,211,108
Visa, Inc. Class A	62,768	13,602,453
Yum! Brands, Inc.	21,414	2,973,548
		183,458,321
Total Common Stock (Cost $224,667,979)		335,657,372

MONEY MARKET FUND–0.04%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	134,650	134,650
Total Money Market Fund (Cost $134,650)		134,650

TOTAL INVESTMENTS–99.65% (Cost $224,802,629)	335,792,022
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,195,944
NET ASSETS APPLICABLE TO 20,382,944 SHARES OUTSTANDING–100.00%	$336,987,966
LVIP Loomis Sayles Global Growth Fund–5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($334,282,693 / 20,217,781 Shares)	$16.534
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($2,705,273 / 165,163 Shares)	$16.379
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$214,719,599
Distributable earnings/(accumulated loss)	122,268,367
TOTAL NET ASSETS	$336,987,966

† Non-income producing.
★ Includes $372 payable for securities purchased, $110,699 payable for fund shares redeemed, $37,773 other accrued expenses payable and $210,321 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,026,475
Foreign taxes withheld	(223,535)
2,802,940
EXPENSES:
Management fees	2,386,265
Shareholder servicing fees	101,767
Accounting and administration expenses	80,925
Professional fees	34,798
Custodian fees	32,634
Pricing fees	12,925
Distribution fees-Service Class	10,647
Trustees’ fees and expenses	7,441
Reports and statements to shareholders	5,222
Consulting fees	2,559
Other	10,282
2,685,465
Plus:
Recoupment of prior expenses reduced by the Advisor	27,276
Total operating expenses	2,712,741
NET INVESTMENT INCOME	90,199
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	16,862,269
Foreign currencies	(5,963)
Net realized gain	16,856,306
Net change in unrealized appreciation (depreciation) of:
Investments	4,880,315
Foreign currencies	(5,749)
Net change in unrealized appreciation (depreciation)	4,874,566
NET REALIZED AND UNREALIZED GAIN	21,730,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,821,071
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 90,199	$ 611,273
Net realized gain	16,856,306	11,753,008
Net change in unrealized appreciation (depreciation)	4,874,566	87,668,578
Net increase in net assets resulting from operations	21,821,071	100,032,859
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,361,817)	(14,964,934)
Service Class	(25,736)	(132,572)
	(3,387,553)	(15,097,506)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,614,035	23,202,888
Service Class	1,943,127	2,718,850
Reinvestment of dividends and distributions:
Standard Class	3,361,817	14,964,934
Service Class	25,736	132,572
	36,944,715	41,019,244
Cost of shares redeemed:
Standard Class	(59,328,380)	(140,956,734)
Service Class	(2,620,859)	(717,300)
	(61,949,239)	(141,674,034)
Decrease in net assets derived from capital share transactions	(25,004,524)	(100,654,790)
NET DECREASE IN NET ASSETS	(6,571,006)	(15,719,437)
NET ASSETS:
Beginning of year	343,558,972	359,278,409
End of year	$336,987,966	$ 343,558,972
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended			5/1/18 to 12/31/18[1]
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 15.735	$ 12.220	$ 9.370	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.005	0.024	0.061	0.033
Net realized and unrealized gain (loss)	0.960	4.207	2.806	(0.643)
Total from investment operations	0.965	4.231	2.867	(0.610)
Less dividends and distributions from:
Net investment income	—	(0.040)	(0.014)	(0.020)
Net realized gain	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.166)	(0.716)	(0.017)	(0.020)
Net asset value, end of period	$ 16.534	$ 15.735	$ 12.220	$ 9.370
Total return[3]	6.12%	34.77%	30.61%	(6.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$334,283	$340,368	$358,653	$ 27,614
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.76%	0.77%	0.86%	1.01%
Ratio of net investment income (loss) to average net assets[4]	0.03%	0.18%	0.54%	0.48%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	0.04%	0.18%	0.45%	0.24%
Portfolio turnover	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the Year ended December 31, 2021, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.01%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–8

LVIP Loomis Sayles Global Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended			5/1/18 to 12/31/18[1]
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 15.644	$ 12.174	$ 9.363	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.054)	(0.023)	0.021	0.009
Net realized and unrealized gain (loss)	0.955	4.183	2.801	(0.641)
Total from investment operations	0.901	4.160	2.822	(0.632)
Less dividends and distributions from:
Net investment income	—	(0.014)	(0.008)	(0.005)
Net realized gain	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.166)	(0.690)	(0.011)	(0.005)
Net asset value, end of period	$ 16.379	$ 15.644	$ 12.174	$ 9.363
Total return[3]	5.75%	34.32%	30.14%	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,705	$ 3,191	$ 626	$ 73
Ratio of expenses to average net assets[4]	1.12%	1.12%	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.11%	1.12%	1.21%	1.36%
Ratio of net investment income (loss) to average net assets[4]	(0.32%)	(0.17%)	0.19%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	(0.31%)	(0.17%)	0.10%	(0.11%)
Portfolio turnover	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the Year ended December 31, 2021, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.01%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Loomis Sayles Global Growth Fund–10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,917 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has recouped $27,276 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2023	Total
LIAC	$ 10,297	$ 10,297
Loomis, Sayles & Company, L.P. ("Loomis Sayles") is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$20,453
Legal	3,308
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Loomis Sayles Global Growth Fund–11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $891 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$200,428
Distribution fees payable to LFD	786
Printing and mailing fees payable to Lincoln Life	854
Shareholder servicing fees payable to Lincoln Life	8,253
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$60,349,060
Sales	87,146,899
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$230,115,821
Aggregate unrealized appreciation of investments	$112,663,316
Aggregate unrealized depreciation of investments	(6,987,115)
Net unrealized appreciation of investments	$105,676,201
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Loomis Sayles Global Growth Fund–12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 17,576,394	$ —	$—	$ 17,576,394
Brazil	7,107,940	—	—	7,107,940
China	30,057,704	—	—	30,057,704
Denmark	—	4,932,790	—	4,932,790
France	2,675,323	—	—	2,675,323
Hong Kong	1,144,807	—	—	1,144,807
Japan	—	7,992,327	—	7,992,327
Netherlands	23,867,942	—	—	23,867,942
Switzerland	6,600,741	33,307,254	—	39,907,995
United Kingdom	16,935,829	—	—	16,935,829
United States	183,458,321	—	—	183,458,321
Money Market Fund	134,650	—	—	134,650
Total Investments	$289,559,651	$46,232,371	$—	$335,792,022
There were no Level 3 investments at the beginning or end of the period.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICS").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 and the period ended December 31, 2020 was as follows:
	Year Ended	Year Ended
	12/31/21	12/31/20
Ordinary income	$3,341,922	$14,790,595
Long-term capital gains	45,631	306,911
Total	$3,387,553	$15,097,506
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 245,538
Undistributed long-term capital gains	16,329,526
Net unrealized appreciation	105,693,303
Distributable earnings/(accumulated loss)	$122,268,367
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Loomis Sayles Global Growth Fund–13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,904,499	2,072,750
Service Class	117,478	193,861
Shares reinvested:
Standard Class	200,698	973,282
Service Class	1,553	8,657
	2,224,228	3,248,550
Shares redeemed:
Standard Class	(3,518,179)	(10,766,002)
Service Class	(157,831)	(49,956)
	(3,676,010)	(10,815,958)
Net decrease	(1,451,782)	(7,567,408)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
LVIP Loomis Sayles Global Growth Fund–14

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Loomis Sayles Global Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Loomis Sayles Global Growth Fund–16

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Loomis Sayles Global Growth Fund–17

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Loomis, Sayles & Company, L.P. (“Loomis”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Loomis under the subadvisory agreement. The Board considered the services provided by Loomis, the backgrounds of the portfolio managers and Loomis’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Loomis Sayles Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large-Stock Growth funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in May 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Loomis were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee and the fee rates charged to other accounts advised by Loomis. The Board considered that LIAC compensates Loomis from its fees and that the subadvisory fee schedule was negotiated between LIAC and Loomis, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Loomis regarding Loomis’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Loomis as to any additional benefits it receives and noted Loomis’s statement that it may use the performance of the Fund in marketing materials and may use soft dollars to acquire brokerage and research products and services.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Loomis Sayles Global Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Loomis Sayles Global Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Loomis Sayles Global Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Loomis Sayles Global Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Loomis Sayles Global Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund–23

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 12.42% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.26%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-US developed market stocks and has a higher quality growth orientation. Thus, the Fund tends to deliver better returns versus the benchmark when growth outperforms value. Given the muted dispersion between growth and value within international developed markets in 2021, favorable Fund performance was driven by strong security selection, most notably within the Consumer Staples and Industrials sectors.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,227 for the Standard Class shares and to $15,881 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,683. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 12.42%
Five Years	+ 11.50%
Inception (5/1/13)	+ 5.74%
Service Class Shares
One Year	+ 12.14%
Five Years	+ 11.22%
Inception (5/1/13)	+ 5.48%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,036.20	0.14%	$0.72
Service Class Shares	1,000.00	1,035.00	0.39%	2.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.40	0.14%	$0.71
Service Class Shares	1,000.00	1,023.20	0.39%	1.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.99%
Investment Companies	94.99%
Equity Fund	9.74%
International Equity Funds	85.25%
Unaffiliated Investment	4.65%
Investment Company	4.65%
Money Market Fund	4.65%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.99%
INVESTMENT COMPANIES–94.99%
Equity Fund–9.74%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,184,346	$ 68,359,257
		68,359,257
International Equity Funds–85.25%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	20,552,294	465,324,482
✠MFS® Variable Insurance Trust II–– MFS® VIT II Research International Portfolio	6,956,102	133,070,228
		598,394,710
Total Affiliated Investments (Cost $471,540,351)		666,753,967

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.65%
INVESTMENT COMPANY–4.65%
Money Market Fund–4.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	32,628,480	$ 32,628,480
Total Unaffiliated Investment (Cost $32,628,480)		32,628,480

TOTAL INVESTMENTS–99.64% (Cost $504,168,831)	699,382,447
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	2,511,234
NET ASSETS APPLICABLE TO 49,294,766 SHARES OUTSTANDING–100.00%	$701,893,681

✧✧ Standard Class shares.
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
84	British Pound	$ 7,103,775	$ 6,934,421	3/14/22	$169,354	$ —
82	Euro	11,687,562	11,610,391	3/14/22	77,171	—
77	Japanese Yen	8,371,825	8,470,011	3/14/22	—	(98,186)
					246,525	(98,186)
Equity Contracts:
10	E-mini MSCI Emerging Markets Index	613,150	619,323	3/18/22	—	(6,173)
20	E-mini S&P 500 Index	4,758,500	4,678,344	3/18/22	80,156	—
3	E-mini S&P MidCap 400 Index	851,310	843,817	3/18/22	7,493	—
239	Euro STOXX 50 Index	11,666,348	11,411,392	3/18/22	254,956	—
73	FTSE 100 Index	7,236,782	7,167,712	3/18/22	69,070	—
34	Nikkei 225 Index (OSE)	8,506,653	8,246,499	3/10/22	260,154	—
					671,829	(6,173)
Total Futures Contracts					$918,354	$(104,359)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$666,753,967
Unaffiliated investments, at value	32,628,480
Cash collateral held at broker for futures contracts	2,738,467
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	36,233
Variation margin due from broker on futures contracts	31,423
Receivable for securities sold	30,819
Receivable for fund shares sold	21,573
Prepaid expenses	2,142
Dividends and interest receivable	681
TOTAL ASSETS	702,243,785
LIABILITIES:
Due to manager and affiliates	242,193
Payable for fund shares redeemed	78,371
Other accrued expenses payable	29,540
TOTAL LIABILITIES	350,104
TOTAL NET ASSETS	$701,893,681
Affiliated investments, at cost	$471,540,351
Unaffiliated investments, at cost	32,628,480
Standard Class:
Net Assets	$ 16,124
Shares Outstanding	1,131
Net Asset Value Per Share	$ 14.252[1]
Service Class:
Net Assets	$701,877,557
Shares Outstanding	49,293,635
Net Asset Value Per Share	$ 14.239
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$521,212,794
Distributable earnings/(accumulated loss)	180,680,887
TOTAL NET ASSETS	$701,893,681

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,133,998
Dividends from unaffiliated investments	3,997
5,137,995
EXPENSES:
Management fees	5,756,734
Distribution fees-Service Class	1,693,118
Shareholder servicing fees	196,406
Accounting and administration expenses	108,263
Professional fees	35,075
Reports and statements to shareholders	20,188
Trustees’ fees and expenses	14,214
Custodian fees	6,790
Consulting fees	3,389
Pricing fees	683
Other	8,886
7,843,746
Less:
Management fees waived	(4,842,428)
Expenses reimbursed	(393,895)
Total operating expenses	2,607,423
NET INVESTMENT INCOME	2,530,572
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	2,393,543
Sale of unaffiliated investments	19
Distributions from affiliated investment companies	33,780,420
Futures contracts	3,362,465
Net realized gain	39,536,447
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	35,087,580
Foreign currencies	1,044
Futures contracts	5,304
Net change in unrealized appreciation (depreciation)	35,093,928
NET REALIZED AND UNREALIZED GAIN	74,630,375
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,160,947
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,530,572	$ 4,353,250
Net realized gain (loss)	39,536,447	(45,872,522)
Net change in unrealized appreciation (depreciation)	35,093,928	64,186,525
Net increase in net assets resulting from operations	77,160,947	22,667,253
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(165)	(437)
Service Class	(5,506,239)	(18,349,958)
	(5,506,404)	(18,350,395)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	39,750,039	90,439,964
Reinvestment of dividends and distributions:
Standard Class	165	437
Service Class	5,506,239	18,349,958
	45,256,443	108,790,359
Cost of shares redeemed:
Service Class	(55,708,703)	(65,686,359)
	(55,708,703)	(65,686,359)
Increase (decrease) in net assets derived from capital share transactions	(10,452,260)	43,104,000
NET INCREASE IN NET ASSETS	61,202,283	47,420,858
NET ASSETS:
Beginning of year	640,691,398	593,270,540
End of year	$701,893,681	$640,691,398
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.809	$ 12.914	$ 10.377	$ 11.545	$ 9.069
Income (loss) from investment operations:
Net investment income[2]	0.088	0.118	0.175	0.160	0.127
Net realized and unrealized gain (loss)	1.502	0.177	2.562	(1.109)	2.493
Total from investment operations	1.590	0.295	2.737	(0.949)	2.620
Less dividends and distributions from:
Net investment income	(0.147)	(0.149)	(0.200)	(0.219)	(0.144)
Net realized gain	—	(0.251)	—	—	—
Total dividends and distributions	(0.147)	(0.400)	(0.200)	(0.219)	(0.144)
Net asset value, end of period	$ 14.252	$ 12.809	$ 12.914	$ 10.377	$ 11.545
Total return[3]	12.42%	2.50%	26.37%	(8.22%)	28.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 16	$ 14	$ 14	$ 11	$ 12
Ratio of expenses to average net assets[4]	0.14%	0.17%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	0.62%	1.02%	1.48%	1.39%	1.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.16%)	0.27%	0.76%	0.67%	0.49%
Portfolio turnover	7%	15%	5%	3%	8%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.798	$ 12.908	$ 10.376	$ 11.546	$ 9.072
Income (loss) from investment operations:
Net investment income[2]	0.051	0.089	0.146	0.131	0.101
Net realized and unrealized gain (loss)	1.502	0.173	2.559	(1.106)	2.491
Total from investment operations	1.553	0.262	2.705	(0.975)	2.592
Less dividends and distributions from:
Net investment income	(0.112)	(0.121)	(0.173)	(0.195)	(0.118)
Net realized gain	—	(0.251)	—	—	—
Total dividends and distributions	(0.112)	(0.372)	(0.173)	(0.195)	(0.118)
Net asset value, end of period	$ 14.239	$ 12.798	$ 12.908	$ 10.376	$ 11.546
Total return[3]	12.14%	2.24%	26.06%	(8.45%)	28.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$701,878	$640,677	$593,257	$420,638	$315,016
Ratio of expenses to average net assets[4]	0.39%	0.42%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.37%	0.77%	1.23%	1.14%	0.96%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.41%)	0.02%	0.51%	0.42%	0.24%
Portfolio turnover	7%	15%	5%	3%	8%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.715% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.135% of the Fund’s average daily net assets for the Standard Class and 0.385% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 246,324	$ 429,468	$ 393,895	$ 1,069,687
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$39,126
Legal	6,330
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,212 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 36,233
Management fees payable to LIAC	78,978
Distribution fees payable to LFD	146,250
Shareholder servicing fees payable to Lincoln Life	16,965
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.99%@
Equity Fund-9.74%@
✧✧LVIP MFS Value Fund	$ 59,331,561	$ 5,350,193	$ 9,106,314	$1,125,190	$11,658,627	$ 68,359,257	1,184,346	$ 882,758	$ 1,083,846
International Equity Funds-85.25%@
✧✧LVIP MFS International Growth Fund	426,580,410	46,544,254	25,824,868	850,764	17,173,922	465,324,482	20,552,294	3,186,257	26,495,852
✠MFS® VIT II Research International Portfolio	122,253,319	13,943,000	9,798,711	417,589	6,255,031	133,070,228	6,956,102	1,064,983	6,200,722
Total	$ 608,165,290	$ 65,837,447	$ 44,729,893	$ 2,393,543	$ 35,087,580	$ 666,753,967		$ 5,133,998	$ 33,780,420

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
✠ Initial Class.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$65,837,447
Sales	44,729,893
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$514,870,667
Aggregate unrealized appreciation of investments and derivatives	$184,771,932
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$184,771,932
LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$666,753,967	$—	$—	$666,753,967
Unaffiliated Investment Company	32,628,480	—	—	32,628,480
Total Investments	$699,382,447	$—	$—	$699,382,447
Derivatives:
Assets:
Futures Contracts	$ 918,354	$—	$—	$ 918,354
Liabilities:
Futures Contracts	$ (104,359)	$—	$—	$ (104,359)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$5,506,404	$5,994,618
Long-term capital gains	—	12,355,777
Total	$5,506,404	$18,350,395
LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 358,193
Capital loss carryforward	(4,191,913)
Other temporary differences	(260,153)
Net unrealized appreciation	184,774,760
Distributable earnings/(accumulated loss)	$180,680,887
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$4,191,913	$4,191,913
In 2021, the Fund utilized $36,733,129 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	—	—
Service Class	2,908,548	8,132,285
Shares reinvested:
Standard Class	12	36
Service Class	387,343	1,531,888
	3,295,903	9,664,209
Shares redeemed:
Standard Class	—	—
Service Class	(4,064,217)	(5,562,962)
	(4,064,217)	(5,562,962)
Net increase (decrease)	(768,314)	4,101,247
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio
LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$671,829	Variation margin due from broker on futures contracts	$ (6,173)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	246,525	Variation margin due from broker on futures contracts	(98,186)
Total		$918,354		$(104,359)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 4,466,159	$ 81,839
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,103,694)	(76,535)
Total		$ 3,362,465	$ 5,304
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$55,518,635	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP MFS International Equity Managed Volatility Fund–17

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.
The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Growth funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP MFS International Equity Managed Volatility Fund–19

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund–25

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: MFS Investment Management
The Fund returned 11.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Growth Index (net dividends)1, returned 11.25%.
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the ’People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in ’China’s highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as "meme stocks" popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Stock selection in the industrials, consumer staples and health care sectors benefited performance relative to the benchmark. Within the industrials sector, the Fund’s overweight positions in electronics company Hitachi (Japan), electrical distribution equipment manufacturer Schneider Electric (France) and mechanical engineering firm GEA Group (Germany) lifted relative returns as the stock price of all three companies outperformed the benchmark over the reporting period. Within the consumer staples sector, overweight positions in premium drinks distributer Diageo (United Kingdom) and global food company Nestle (Switzerland) aided relative results. Within the health care sector, the Fund’’s overweight position in pharmaceutical company Novo Nordisk (Denmark) contributed to relative performance as the ’company’s stock price rose over the reporting period.
Elsewhere, overweight positions in luxury goods company LVMH (France) and eyewear manufacturer Essilorluxottica (France), holding shares of industrial gas supplier Linde(b) (United Kingdom) and not holding shares of technology investment firm SoftBank (Japan) supported relative returns.
During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Stock selection and, to a lesser extent, an underweight position in the financials sector weakened relative performance over the reporting period. Here, the Fund’s overweight position in poor-performing insurance company AIA Group (Hong Kong) detracted from relative returns.
Security selection in both the consumer discretionary and information technology sectors also weighed on relative results. Within the consumer discretionary sector, holding shares of online and mobile commerce company Alibaba Group(b) (China) and an overweight position in online betting and gaming operator Flutter Entertainment (Ireland) dampened relative performance. Within the information technology sector, not holding shares of lithography systems manufacturer ASML (Netherlands) held back relative returns as the company’s stock outperformed the benchmark over the reporting period.
Stocks in other sectors that hindered relative performance included holding shares of precious metals exploration company Agnico Eagle Mines(b) (Canada) and industrial equipment distributor Ritchie Bros. Auctioneers(b) (Canada), and overweight positions in household and industrial products manufacturer Kao (Japan), cosmetic products manufacturer Kose (Japan), household products manufacturer Reckitt Benckiser (United Kingdom) and pharmaceutical company Novartis (Switzerland).
Portfolio Managers:
MFS Investment Management[2]:	Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,083. For comparison, look at how the MSCI EAFE Growth Index (net dividends) did over the same period. The same $10,000 investment would have increased to $26,117. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.24%
Five Years	+ 14.48%
Ten Years	+ 10.06%
Service Class Shares
One Year	+ 10.97%
Five Years	+ 14.20%
Ten Years	+ 9.79%
1. The MSCI EAFE Growth Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Effective April 15, 2021, David Antonelli is no longer a portfolio manager of the Fund.
LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,030.70	0.78%	$3.99
Service Class Shares	1,000.00	1,029.50	1.03%	5.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.78%	$3.97
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	98.43%
Australia	0.85%
Brazil	0.07%
Canada	7.87%
China	1.76%
Denmark	2.03%
France	18.76%
Germany	9.05%
Hong Kong	3.39%
India	1.66%
Ireland	1.24%
Israel	0.67%
Italy	1.24%
Japan	9.46%
Mexico	0.34%
Netherlands	3.46%
Peru	0.23%
Republic of Korea	0.60%
Singapore	1.72%
Spain	0.75%
Sweden	1.68%
Switzerland	14.93%
Taiwan	2.26%
United Kingdom	13.36%
United States	1.05%
Money Market Fund	1.34%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.10%
Auto Components	0.63%
Banks	2.89%
Beverages	5.65%
Biotechnology	0.04%
Building Products	1.00%
Capital Markets	1.78%
Chemicals	9.70%
Commercial Services & Supplies	1.69%
Consumer Finance	0.53%
Diversified Financial Services	1.19%
Electrical Equipment	4.93%
Sector	Percentage of Net Assets
Electronic Equipment, Instruments & Components	0.46%
Entertainment	0.12%
Food & Staples Retailing	0.77%
Food Products	5.60%
Gas Utilities	0.29%
Health Care Equipment & Supplies	1.48%
Hotels, Restaurants & Leisure	1.46%
Household Products	2.60%
Industrial Conglomerates	3.63%
Insurance	3.58%
Interactive Media & Services	1.82%
Internet & Direct Marketing Retail	1.20%
IT Services	1.75%
Life Sciences Tools & Services	1.47%
Machinery	2.43%
Metals & Mining	2.13%
Oil, Gas & Consumable Fuels	1.05%
Personal Products	2.18%
Pharmaceuticals	10.77%
Professional Services	1.58%
Road & Rail	2.86%
Semiconductors & Semiconductor Equipment	1.80%
Software	6.46%
Textiles, Apparel & Luxury Goods	8.91%
Tobacco	0.90%
Total	98.43%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle SA	5.60%
Roche Holding AG	4.93%
SAP SE	4.18%
LVMH Moet Hennessy Louis Vuitton SE	3.78%
Schneider Electric SE	3.69%
Hitachi Ltd.	3.63%
AIA Group Ltd.	3.39%
Diageo PLC	3.31%
Linde PLC	3.19%
EssilorLuxottica SA	2.97%
Total	38.67%

IT–Information Technology
LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.43%
Australia–0.85%
Santos Ltd.	2,313,952	$ 10,622,985
WiseTech Global Ltd.	101,477	4,324,937
		14,947,922
Brazil–0.07%
Hypera SA	255,966	1,295,802
		1,295,802
Canada–7.87%
Agnico Eagle Mines Ltd.	353,067	18,753,762
Canadian National Railway Co.	282,694	34,731,785
Canadian Pacific Railway Ltd.	217,816	15,666,152
Element Fleet Management Corp.	2,056,063	20,935,287
Franco-Nevada Corp.	134,650	18,621,820
Ritchie Bros Auctioneers, Inc.	486,478	29,770,554
		138,479,360
China–1.76%
†Alibaba Group Holding Ltd.	490,800	7,483,905
China Resources Gas Group Ltd.	914,000	5,163,378
Kingsoft Corp. Ltd.	469,000	2,060,038
Ping An Insurance Group Co. of China Ltd. Class H	459,000	3,305,250
Tencent Holdings Ltd.	156,300	9,156,445
Yum China Holdings, Inc.	77,988	3,866,932
		31,035,948
Denmark–2.03%
Novo Nordisk AS Class B	318,605	35,787,582
		35,787,582
France–18.76%
Air Liquide SA	185,609	32,398,935
Capgemini SE	71,630	17,574,182
Dassault Systemes SE	268,028	15,962,385
EssilorLuxottica SA	245,175	52,264,609
Kering SA	28,935	23,287,043
L'Oreal SA	33,800	16,044,772
LVMH Moet Hennessy Louis Vuitton SE	80,434	66,574,355
Pernod Ricard SA	170,992	41,173,620
Schneider Electric SE	330,999	64,990,212
		330,270,113
Germany–9.05%
Bayer AG	330,691	17,660,316
Deutsche Boerse AG	127,038	21,212,093
GEA Group AG	444,509	24,278,803
SAP SE	522,775	73,575,093
Symrise AG	152,166	22,504,535
		159,230,840
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong–3.39%
AIA Group Ltd.	5,915,000	$ 59,623,728
		59,623,728
India–1.66%
HDFC Bank Ltd. ADR	200,374	13,038,336
ITC Ltd.	1,323,420	3,882,010
Reliance Industries Ltd.	249,782	7,957,437
UPL Ltd.	425,250	4,273,915
		29,151,698
Ireland–1.24%
†Flutter Entertainment PLC	137,084	21,820,685
		21,820,685
Israel–0.67%
†Nice Ltd. Sponsored ADR	38,709	11,752,052
		11,752,052
Italy–1.24%
Prysmian SpA	581,750	21,883,193
		21,883,193
Japan–9.46%
AEON Financial Service Co. Ltd.	866,600	9,347,613
Hitachi Ltd.	1,180,100	63,929,940
Kao Corp.	222,900	11,674,232
Koito Manufacturing Co. Ltd.	208,500	11,043,004
Kose Corp.	67,600	7,668,677
Nitto Denko Corp.	148,500	11,471,985
Oracle Corp.	104,900	7,969,620
Sugi Holdings Co. Ltd.	130,000	7,876,382
Terumo Corp.	461,000	19,472,914
Z Holdings Corp.	2,781,800	16,050,958
		166,505,325
Mexico–0.34%
Grupo Financiero Banorte SAB de CV Class O	548,038	3,564,368
Wal-Mart de Mexico SAB de CV	647,332	2,409,692
		5,974,060
Netherlands–3.46%
Akzo Nobel NV	194,648	21,385,044
†Just Eat Takeaway.com NV	83,136	4,587,701
†Prosus NV	108,481	9,081,365
†QIAGEN NV	467,643	25,931,057
		60,985,167
Peru–0.23%
Credicorp Ltd.	33,352	4,071,279
		4,071,279
LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea–0.60%
Amorepacific Corp.	21,798	$ 3,059,033
†Hugel, Inc.	5,739	740,451
NAVER Corp.	21,574	6,848,048
		10,647,532
Singapore–1.72%
DBS Group Holdings Ltd.	1,250,400	30,304,292
		30,304,292
Spain–0.75%
†Amadeus IT Group SA	194,889	13,187,014
		13,187,014
Sweden–1.68%
Assa Abloy AB Class B	577,421	17,600,354
Swedish Match AB	1,497,128	11,885,223
		29,485,577
Switzerland–14.93%
Alcon, Inc.	73,160	6,453,103
Nestle SA	706,530	98,643,803
Novartis AG	549,176	48,257,179
Roche Holding AG	209,147	86,766,961
Sika AG	54,495	22,649,058
		262,770,104
Taiwan–2.26%
Delta Electronics, Inc.	814,000	8,076,659
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	263,035	31,645,741
		39,722,400
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom–13.36%
Burberry Group PLC	599,341	$ 14,744,250
Diageo PLC	1,066,057	58,237,922
Experian PLC	565,788	27,814,667
Linde PLC	161,608	56,079,199
London Stock Exchange Group PLC	106,957	10,032,675
†Ocado Group PLC	137,303	3,118,504
Reckitt Benckiser Group PLC	532,706	45,728,622
†Rolls-Royce Holdings PLC	11,664,551	19,400,973
		235,156,812
United States–1.05%
Ingersoll Rand, Inc.	298,301	18,455,883
		18,455,883
Total Common Stock (Cost $1,077,035,386)		1,732,544,368

MONEY MARKET FUND–1.34%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	23,501,178	23,501,178
Total Money Market Fund (Cost $23,501,178)		23,501,178

TOTAL INVESTMENTS–99.77% (Cost $1,100,536,564)	1,756,045,546
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	4,109,818
NET ASSETS APPLICABLE TO 77,730,681 SHARES OUTSTANDING–100.00%	$1,760,155,364
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,442,751,869 / 63,721,944 Shares)	$22.641
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($317,403,495 / 14,008,737 Shares)	$22.658
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,026,059,629
Distributable earnings/(accumulated loss)	734,095,735
TOTAL NET ASSETS	$1,760,155,364

Δ Securities have been classified by country of origin.
† Non-income producing.
LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
★ Includes $96 payable for securities purchased, $371,039 payable for fund shares redeemed, $6,070 foreign currencies due to custodian, $111,538 other accrued expenses payable, $1,155,631 due to manager and affiliates and $358,541 foreign capital gain taxes payable as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 27,934,331
Foreign taxes withheld	(3,125,566)
24,808,765
EXPENSES:
Management fees	13,650,959
Distribution fees-Service Class	754,850
Shareholder servicing fees	484,879
Accounting and administration expenses	286,006
Custodian fees	156,117
Professional fees	81,656
Trustees’ fees and expenses	35,047
Reports and statements to shareholders	31,177
Pricing fees	16,458
Consulting fees	3,124
Other	28,122
15,528,395
Less:
Management fees waived	(1,711,995)
Total operating expenses	13,816,400
NET INVESTMENT INCOME	10,992,365
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	112,838,194
Foreign currencies	19,310
Net realized gain	112,857,504
Net change in unrealized appreciation (depreciation) of:
Investments	52,217,874
Foreign currencies	(347,138)
Net change in unrealized appreciation (depreciation)	51,870,736
NET REALIZED AND UNREALIZED GAIN	164,728,240
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$175,720,605
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,992,365	$ 11,470,848
Net realized gain	112,857,504	85,850,832
Net change in unrealized appreciation (depreciation)	51,870,736	97,008,744
Net increase in net assets resulting from operations	175,720,605	194,330,424
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(90,774,745)	(18,036,147)
Service Class	(19,261,946)	(3,278,702)
	(110,036,691)	(21,314,849)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	130,992,450	136,735,702
Service Class	40,807,692	36,893,316
Reinvestment of dividends and distributions:
Standard Class	90,774,745	18,036,147
Service Class	19,261,946	3,278,702
	281,836,833	194,943,867
Cost of shares redeemed:
Standard Class	(131,021,163)	(341,249,734)
Service Class	(38,518,454)	(41,335,931)
	(169,539,617)	(382,585,665)
Increase (decrease) in net assets derived from capital share transactions	112,297,216	(187,641,798)
NET INCREASE (DECREASE) IN NET ASSETS	177,981,130	(14,626,223)
NET ASSETS:
Beginning of year	1,582,174,234	1,596,800,457
End of year	$1,760,155,364	$1,582,174,234
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 21.750	$ 19.265	$ 16.018	$ 17.878	$ 13.705
Income (loss) from investment operations:
Net investment income[1]	0.160	0.156	0.285	0.226	0.178
Net realized and unrealized gain (loss)	2.256	2.631	4.061	(1.687)	4.184
Total from investment operations	2.416	2.787	4.346	(1.461)	4.362
Less dividends and distributions from:
Net investment income	(0.157)	(0.186)	(0.284)	(0.233)	(0.189)
Net realized gain	(1.368)	(0.116)	(0.815)	(0.166)	—
Total dividends and distributions	(1.525)	(0.302)	(1.099)	(0.399)	(0.189)
Net asset value, end of period	$ 22.641	$ 21.750	$ 19.265	$ 16.018	$ 17.878
Total return[2]	11.24%	14.54%	27.56%	(8.24%)	31.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,442,752	$1,298,318	$1,344,586	$1,261,880	$1,387,961
Ratio of expenses to average net assets	0.78%	0.79%	0.79%	0.80%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.89%	0.89%	0.90%	0.89%
Ratio of net investment income to average net assets	0.70%	0.83%	1.56%	1.29%	1.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.60%	0.73%	1.46%	1.18%	1.00%
Portfolio turnover	18%	23%	11%	26%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 21.767	$ 19.286	$ 16.039	$ 17.899	$ 13.724
Income (loss) from investment operations:
Net investment income[1]	0.103	0.109	0.239	0.163	0.137
Net realized and unrealized gain (loss)	2.258	2.626	4.063	(1.667)	4.187
Total from investment operations	2.361	2.735	4.302	(1.504)	4.324
Less dividends and distributions from:
Net investment income	(0.102)	(0.138)	(0.240)	(0.190)	(0.149)
Net realized gain	(1.368)	(0.116)	(0.815)	(0.166)	—
Total dividends and distributions	(1.470)	(0.254)	(1.055)	(0.356)	(0.149)
Net asset value, end of period	$ 22.658	$ 21.767	$ 19.286	$ 16.039	$ 17.899
Total return[2]	10.97%	14.25%	27.25%	(8.46%)	31.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$317,403	$283,856	$252,214	$197,084	$197,882
Ratio of expenses to average net assets	1.03%	1.04%	1.04%	1.05%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.14%	1.14%	1.15%	1.14%
Ratio of net investment income to average net assets	0.45%	0.58%	1.31%	1.04%	0.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.35%	0.48%	1.21%	0.93%	0.75%
Portfolio turnover	18%	23%	11%	26%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP MFS International Growth Fund is $0 and $(6,070) respectively.
LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$96,467
Legal	15,604
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,239 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,047,192
Distribution fees payable to LFD	65,882
Shareholder servicing fees payable to Lincoln Life	42,557
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $497,553 and securities sales of $186,882, which resulted in net realized gains of $45,961.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$307,762,031
Sales	299,821,178
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,125,021,426
Aggregate unrealized appreciation of investments	$ 691,403,896
Aggregate unrealized depreciation of investments	(60,379,776)
Net unrealized appreciation of investments	$ 631,024,120
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 14,947,922	$ —	$—	$ 14,947,922
Brazil	—	1,295,802	—	1,295,802
Canada	138,479,360	—	—	138,479,360
China	31,035,948	—	—	31,035,948
Denmark	—	35,787,582	—	35,787,582
France	330,270,113	—	—	330,270,113
Germany	—	159,230,840	—	159,230,840
Hong Kong	59,623,728	—	—	59,623,728
India	29,151,698	—	—	29,151,698
Ireland	21,820,685	—	—	21,820,685
Israel	11,752,052	—	—	11,752,052
Italy	—	21,883,193	—	21,883,193
Japan	—	166,505,325	—	166,505,325
Mexico	5,974,060	—	—	5,974,060
Netherlands	35,054,110	25,931,057	—	60,985,167
Peru	4,071,279	—	—	4,071,279
Republic of Korea	—	10,647,532	—	10,647,532
Singapore	30,304,292	—	—	30,304,292
Spain	—	13,187,014	—	13,187,014
Sweden	—	29,485,577	—	29,485,577
Switzerland	—	262,770,104	—	262,770,104
Taiwan	31,645,741	8,076,659	—	39,722,400
United Kingdom	179,077,613	56,079,199	—	235,156,812
United States	18,455,883	—	—	18,455,883
Money Market Fund	23,501,178	—	—	23,501,178
Total Investments	$965,165,662	$790,879,884	$—	$1,756,045,546
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and tax treatment of former Passive Foreign Investment Companies (“PFICS”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$19,229,123	$21,314,849
Long-term capital gains	90,807,568	—
Total	$110,036,691	$21,314,849
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$102,925,252
Other temporary differences	(1)
Net unrealized appreciation	631,170,484
Distributable earnings/(accumulated loss)	$734,095,735
LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	5,722,222	7,852,078
Service Class	1,799,323	1,991,011
Shares reinvested:
Standard Class	4,046,878	865,611
Service Class	858,631	157,804
	12,427,054	10,866,504
Shares redeemed:
Standard Class	(5,740,801)	(18,816,865)
Service Class	(1,689,869)	(2,185,865)
	(7,430,670)	(21,002,730)
Net increase (decrease)	4,996,384	(10,136,226)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
LVIP MFS International Growth Fund–18

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS International Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Gr NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and considered fees charged to other accounts with a similar investment strategy. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates, and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund–24

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned 25.46% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000 Value Index1, returned 25.16%.
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China’s highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as "meme stocks" popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
An underweight position in the communication services sector contributed to performance relative to the benchmark. Within this sector, not owning diversified entertainment company Walt Disney and telecommunication services provider AT&T, and the portfolio’s underweight position in telecommunications services provider Verizon Communications3, aided relative results.
Stock selection in the industrials, information technology, consumer staples and consumer discretionary sectors also boosted relative returns. Within the industrials sector, overweight positions in building controls and systems supplier Johnson Controls and consumer credit reporting agency Equifax supported relative performance. Within the information technology sector, an overweight position in IT servicing firm Accenture helped relative returns. There were no individual stocks within the consumer staples sector that were among the Fund’s largest relative contributors during the period. Within the consumer discretionary sector, holdings of home improvement retailer Lowe’s Companies2 bolstered relative results.
Stocks in other sectors that aided relative performance included overweight positions in securities exchange services provider NASDAQ, consultancy firm Marsh & McLennan Companies and risk management and human capital consulting services provider Aon.
A combination of an overweight position and stock selection in the health care sector detracted from relative performance. Here, the Fund’s overweight position in medical device maker Medtronic and not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group weighed on relative returns.
An underweight position in both the real estate and energy sectors also weakened relative. There were no individual stocks within the real estate sector that were among the Fund’s largest relative detractors during the period. Within the energy sector, not owning integrated oil and gas company Exxon Mobil weakened relative returns.
Elsewhere, overweight positions in cable services provider Comcast, diversified technology and manufacturing company Honeywell International, global provider of banking and payment technologies Fidelity National Information Services and diversified financial services firm Citigroup dampened relative performance. Additionally, not owning technology company Alphabet and financial services firm Bank of America further hindered relative returns.
The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara
Katherine Cannan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $35,448. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $33,846. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 25.46%
Five Years	+ 12.32%
Ten Years	+ 13.49%
Service Class Shares
One Year	+ 25.15%
Five Years	+ 12.04%
Ten Years	+ 13.21%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
LVIP MFS Value Fund–2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,092.80	0.65%	$3.43
Service Class Shares	1,000.00	1,091.40	0.90%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.65%	$3.31
Service Class Shares	1,000.00	1,020.70	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.97%
Aerospace & Defense	3.63%
Banks	8.86%
Beverages	2.68%
Building Products	3.63%
Capital Markets	7.11%
Chemicals	4.40%
Consumer Finance	1.53%
Electric Utilities	4.79%
Electrical Equipment	1.71%
Equity Real Estate Investment Trusts	0.46%
Food Products	2.06%
Health Care Equipment & Supplies	4.55%
Health Care Providers & Services	3.00%
Hotels, Restaurants & Leisure	0.74%
Household Products	2.10%
Industrial Conglomerates	2.21%
Insurance	9.95%
IT Services	4.21%
Life Sciences Tools & Services	3.93%
Machinery	3.39%
Media	2.90%
Multi-Utilities	1.45%
Oil, Gas & Consumable Fuels	2.04%
Pharmaceuticals	7.28%
Professional Services	1.23%
Road & Rail	2.44%
Semiconductors & Semiconductor Equipment	4.69%
Specialty Retail	1.79%
Tobacco	0.21%
Money Market Fund	0.97%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	4.15%
Johnson & Johnson	3.38%
Accenture PLC Class A	2.85%
Aon PLC Class A	2.67%
Comcast Corp. Class A	2.59%
Texas Instruments, Inc.	2.39%
Marsh & McLennan Cos., Inc.	2.24%
Honeywell International, Inc.	2.21%
Thermo Fisher Scientific, Inc.	2.21%
Pfizer, Inc.	2.16%
Total	26.85%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.97%
Aerospace & Defense–3.63%
Lockheed Martin Corp.	48,719	$ 17,315,220
Northrop Grumman Corp.	121,040	46,850,953
Raytheon Technologies Corp.	193,562	16,657,945
		80,824,118
Banks–8.86%
Citigroup, Inc.	593,289	35,828,723
JPMorgan Chase & Co.	583,320	92,368,722
PNC Financial Services Group, Inc.	138,250	27,721,890
Truist Financial Corp.	284,796	16,674,806
U.S. Bancorp	436,706	24,529,776
		197,123,917
Beverages–2.68%
Diageo PLC	643,943	35,178,140
PepsiCo, Inc.	141,097	24,509,960
		59,688,100
Building Products–3.63%
Johnson Controls International PLC	416,322	33,851,142
Masco Corp.	276,649	19,426,293
Trane Technologies PLC	136,046	27,485,373
		80,762,808
Capital Markets–7.11%
BlackRock, Inc.	35,717	32,701,056
Goldman Sachs Group, Inc.	67,111	25,673,313
KKR & Co., Inc.	181,000	13,484,500
Moody's Corp.	28,058	10,958,894
Morgan Stanley	385,760	37,866,202
Nasdaq, Inc.	179,119	37,616,781
		158,300,746
Chemicals–4.40%
DuPont de Nemours, Inc.	284,491	22,981,183
International Flavors & Fragrances, Inc.	53,095	7,998,762
PPG Industries, Inc.	221,907	38,265,643
Sherwin-Williams Co.	81,263	28,617,578
		97,863,166
Consumer Finance–1.53%
American Express Co.	208,664	34,137,430
		34,137,430
Electric Utilities–4.79%
American Electric Power Co., Inc.	170,737	15,190,471
Duke Energy Corp.	428,233	44,921,642
Southern Co.	531,970	36,482,502
Xcel Energy, Inc.	148,436	10,049,117
		106,643,732
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–1.71%
Eaton Corp. PLC	220,415	$ 38,092,120
		38,092,120
Equity Real Estate Investment Trusts–0.46%
Public Storage	27,375	10,253,580
		10,253,580
Food Products–2.06%
Archer-Daniels-Midland Co.	118,963	8,040,709
Nestle SA	270,260	37,732,968
		45,773,677
Health Care Equipment & Supplies–4.55%
Abbott Laboratories	278,680	39,221,423
†Boston Scientific Corp.	471,061	20,010,672
Medtronic PLC	406,076	42,008,562
		101,240,657
Health Care Providers & Services–3.00%
Cigna Corp.	187,523	43,060,907
McKesson Corp.	95,130	23,646,464
		66,707,371
Hotels, Restaurants & Leisure–0.74%
†Marriott International, Inc. Class A	100,100	16,540,524
		16,540,524
Household Products–2.10%
Colgate-Palmolive Co.	193,352	16,500,660
Kimberly-Clark Corp.	130,598	18,665,066
Reckitt Benckiser Group PLC	135,463	11,628,433
		46,794,159
Industrial Conglomerates–2.21%
Honeywell International, Inc.	235,844	49,175,832
		49,175,832
Insurance–9.95%
Aon PLC Class A	197,922	59,487,437
Chubb Ltd.	247,957	47,932,568
Marsh & McLennan Cos., Inc.	286,516	49,802,211
Progressive Corp.	369,685	37,948,165
Travelers Cos., Inc.	168,047	26,287,592
		221,457,973
IT Services–4.21%
Accenture PLC Class A	153,247	63,528,544
Fidelity National Information Services, Inc.	166,171	18,137,565
†Fiserv, Inc.	115,845	12,023,552
		93,689,661
Life Sciences Tools & Services–3.93%
Danaher Corp.	116,654	38,380,333
LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	73,696	$ 49,172,919
		87,553,252
Machinery–3.39%
Illinois Tool Works, Inc.	152,095	37,537,046
Otis Worldwide Corp.	82,982	7,225,243
PACCAR, Inc.	90,707	8,005,800
Stanley Black & Decker, Inc.	119,896	22,614,783
		75,382,872
Media–2.90%
†Charter Communications, Inc. Class A	10,485	6,835,905
Comcast Corp. Class A	1,146,811	57,718,998
		64,554,903
Multi-Utilities–1.45%
Dominion Energy, Inc.	410,250	32,229,240
		32,229,240
Oil, Gas & Consumable Fuels–2.04%
ConocoPhillips	283,609	20,470,898
EOG Resources, Inc.	149,856	13,311,708
Pioneer Natural Resources Co.	63,261	11,505,911
		45,288,517
Pharmaceuticals–7.28%
Johnson & Johnson	439,507	75,186,462
Merck & Co., Inc.	406,015	31,116,990
Pfizer, Inc.	814,473	48,094,631
Roche Holding AG	18,541	7,691,940
		162,090,023
Professional Services–1.23%
Equifax, Inc.	93,597	27,404,266
		27,404,266
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–2.44%
Canadian National Railway Co.	105,551	$ 12,967,996
Union Pacific Corp.	164,180	41,361,867
		54,329,863
Semiconductors & Semiconductor Equipment–4.69%
Analog Devices, Inc.	93,706	16,470,704
Intel Corp.	290,526	14,962,089
NXP Semiconductors NV	87,281	19,880,866
Texas Instruments, Inc.	281,824	53,115,369
		104,429,028
Specialty Retail–1.79%
Lowe's Cos., Inc.	154,398	39,908,795
		39,908,795
Tobacco–0.21%
Philip Morris International, Inc.	49,107	4,665,165
		4,665,165
Total Common Stock (Cost $1,071,979,798)		2,202,905,495

MONEY MARKET FUND–0.97%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	21,461,717	21,461,717
Total Money Market Fund (Cost $21,461,717)		21,461,717

TOTAL INVESTMENTS–99.94% (Cost $1,093,441,515)	2,224,367,212
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	1,420,452
NET ASSETS APPLICABLE TO 38,588,049 SHARES OUTSTANDING–100.00%	$2,225,787,664
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($962,573,904 / 16,676,898 Shares)	$57.719
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,263,213,760 / 21,911,151 Shares)	$57.652
LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,024,855,242
Distributable earnings/(accumulated loss)	1,200,932,422
TOTAL NET ASSETS	$2,225,787,664

† Non-income producing.
★ Includes $862,953 payable for fund shares redeemed, $82,868 other accrued expenses payable and $1,411,747 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 42,082,009
Foreign taxes withheld	(228,773)
41,853,236
EXPENSES:
Management fees	12,252,096
Distribution fees-Service Class	2,992,624
Shareholder servicing fees	598,152
Accounting and administration expenses	346,740
Professional fees	53,658
Reports and statements to shareholders	49,336
Trustees’ fees and expenses	42,817
Custodian fees	19,767
Pricing fees	13,183
Consulting fees	3,465
Other	36,089
Total operating expenses	16,407,927
NET INVESTMENT INCOME	25,445,309
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	90,598,835
Foreign currencies	21,405
Net realized gain	90,620,240
Net change in unrealized appreciation (depreciation) of:
Investments	343,947,069
Foreign currencies	(49,158)
Net change in unrealized appreciation (depreciation)	343,897,911
NET REALIZED AND UNREALIZED GAIN	434,518,151
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,963,460
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 25,445,309	$ 24,933,082
Net realized gain	90,620,240	31,781,041
Net change in unrealized appreciation (depreciation)	343,897,911	29,934,837
Net increase in net assets resulting from operations	459,963,460	86,648,960
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(27,372,067)	(11,485,549)
Service Class	(33,733,624)	(14,732,305)
	(61,105,691)	(26,217,854)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	135,258,684	170,796,067
Service Class	119,282,575	124,211,029
Reinvestment of dividends and distributions:
Standard Class	27,372,067	11,485,549
Service Class	33,733,624	14,732,305
	315,646,950	321,224,950
Cost of shares redeemed:
Standard Class	(115,444,483)	(132,364,936)
Service Class	(230,925,725)	(132,166,685)
	(346,370,208)	(264,531,621)
Increase (decrease) in net assets derived from capital share transactions	(30,723,258)	56,693,329
NET INCREASE IN NET ASSETS	368,134,511	117,124,435
NET ASSETS:
Beginning of year	1,857,653,153	1,740,528,718
End of year	$2,225,787,664	$1,857,653,153
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 47.407	$ 46.462	$ 36.798	$ 43.085	$ 37.927
Income (loss) from investment operations:
Net investment income[1]	0.744	0.706	0.731	0.722	0.635
Net realized and unrealized gain (loss)	11.259	0.981	10.207	(4.818)	5.993
Total from investment operations	12.003	1.687	10.938	(4.096)	6.628
Less dividends and distributions from:
Net investment income	(0.758)	(0.735)	(0.744)	(0.733)	(0.729)
Net realized gain	(0.933)	(0.007)	(0.530)	(1.458)	(0.741)
Total dividends and distributions	(1.691)	(0.742)	(1.274)	(2.191)	(1.470)
Net asset value, end of period	$ 57.719	$ 47.407	$ 46.462	$ 36.798	$ 43.085
Total return[2]	25.46%	3.66%	29.84%	(9.99%)	17.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$962,574	$749,207	$670,397	$492,642	$471,467
Ratio of expenses to average net assets	0.65%	0.67%	0.67%	0.68%	0.67%
Ratio of net investment income to average net assets	1.38%	1.66%	1.70%	1.71%	1.55%
Portfolio turnover	9%	15%	12%	11%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 47.359	$ 46.426	$ 36.778	$ 43.059	$ 37.912
Income (loss) from investment operations:
Net investment income[1]	0.607	0.599	0.622	0.617	0.531
Net realized and unrealized gain (loss)	11.239	0.969	10.192	(4.813)	5.984
Total from investment operations	11.846	1.568	10.814	(4.196)	6.515
Less dividends and distributions from:
Net investment income	(0.620)	(0.628)	(0.636)	(0.627)	(0.627)
Net realized gain	(0.933)	(0.007)	(0.530)	(1.458)	(0.741)
Total dividends and distributions	(1.553)	(0.635)	(1.166)	(2.085)	(1.368)
Net asset value, end of period	$ 57.652	$ 47.359	$ 46.426	$ 36.778	$ 43.059
Total return[2]	25.15%	3.40%	29.52%	(10.22%)	17.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,263,214	$1,108,447	$1,070,132	$ 863,228	$1,004,740
Ratio of expenses to average net assets	0.90%	0.92%	0.92%	0.93%	0.92%
Ratio of net investment income to average net assets	1.13%	1.41%	1.45%	1.46%	1.30%
Portfolio turnover	9%	15%	12%	11%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$118,308
Legal	19,144
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,072 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,094,953
Distribution fees payable to LFD	263,189
Shareholder servicing fees payable to Lincoln Life	53,605
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$184,285,577
Sales	248,895,803
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,104,310,613
Aggregate unrealized appreciation of investments	$1,122,621,033
Aggregate unrealized depreciation of investments	(2,564,434)
Net unrealized appreciation of investments	$1,120,056,599
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 80,824,118	$ —	$—	$ 80,824,118
Banks	197,123,917	—	—	197,123,917
Beverages	59,688,100	—	—	59,688,100
Building Products	80,762,808	—	—	80,762,808
Capital Markets	158,300,746	—	—	158,300,746
Chemicals	97,863,166	—	—	97,863,166
Consumer Finance	34,137,430	—	—	34,137,430
Electric Utilities	106,643,732	—	—	106,643,732
Electrical Equipment	38,092,120	—	—	38,092,120
Equity Real Estate Investment Trusts	10,253,580	—	—	10,253,580
Food Products	8,040,709	37,732,968	—	45,773,677
Health Care Equipment & Supplies	101,240,657	—	—	101,240,657
Health Care Providers & Services	66,707,371	—	—	66,707,371
Hotels, Restaurants & Leisure	16,540,524	—	—	16,540,524
Household Products	46,794,159	—	—	46,794,159
Industrial Conglomerates	49,175,832	—	—	49,175,832
Insurance	221,457,973	—	—	221,457,973
IT Services	93,689,661	—	—	93,689,661
Life Sciences Tools & Services	87,553,252	—	—	87,553,252
Machinery	75,382,872	—	—	75,382,872
Media	64,554,903	—	—	64,554,903
Multi-Utilities	32,229,240	—	—	32,229,240
Oil, Gas & Consumable Fuels	45,288,517	—	—	45,288,517
Pharmaceuticals	154,398,083	7,691,940	—	162,090,023
Professional Services	27,404,266	—	—	27,404,266
Road & Rail	54,329,863	—	—	54,329,863
Semiconductors & Semiconductor Equipment	104,429,028	—	—	104,429,028
Specialty Retail	39,908,795	—	—	39,908,795
Tobacco	4,665,165	—	—	4,665,165
Money Market Fund	21,461,717	—	—	21,461,717
Total Investments	$2,178,942,304	$45,424,908	$—	$2,224,367,212
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$32,170,154	$24,899,411
Long-term capital gains	28,935,537	1,318,443
Total	$61,105,691	$26,217,854
LVIP MFS Value Fund–14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 80,838,379
Net unrealized appreciation	1,120,094,043
Distributable earnings/(accumulated loss)	$1,200,932,422
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,524,651	4,315,807
Service Class	2,215,006	3,096,722
Shares reinvested:
Standard Class	489,993	246,179
Service Class	605,435	316,102
	5,835,085	7,974,810
Shares redeemed:
Standard Class	(2,141,445)	(3,187,324)
Service Class	(4,314,666)	(3,057,908)
	(6,456,111)	(6,245,232)
Net increase (decrease)	(621,026)	1,729,578
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP MFS Value Fund–15

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS Value Fund–18

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods, above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, as well as the fees charged to comparable clients managed by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund–24

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Mondrian International Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned 11.26% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.26%.
International equity markets continued to rebound strongly in the past twelve months from the initial sharp pandemic-induced decline. Despite widespread shutdowns and ongoing geopolitical tensions, equities were supported by improving corporate earnings, continued economic stimulus, and the approval and distribution of multiple COVID-19 vaccines, which enabled many economies to substantially re-open in 2021. Economically sensitive sectors outperformed, led by the energy sector, which was buoyed by an uptick in economic activity from the initial trough in the first half of 2020. Depreciation of all major international currencies held back U.S. dollar returns.
The Fund generated strong absolute returns which exceeded index returns, driven by strong stock selection.
The overweight position in the weak Hong Kong equity market and the underweight position in the strong Dutch equity market held back relative returns. The Dutch market benefitted from its high weighting to the strong IT sector. Hong Kong was the weakest performer as the region suffered from contagion from the Chinese government’s increasing regulatory crackdowns and concerns over fallout from the Evergrande debt crisis.
In Europe, strong stock selection in the UK and France added to relative returns. Saint Gobain, the French building materials company, performed particularly well on the back of a record operating profit margin and an improvement in the outlook for renovation and construction as economies re-opened. WPP, the UK advertising and communications group, was supported by the economic recovery, significant new account wins, and strong execution on the group’s transformation plan. This was only partially offset by stock selection in Germany. Continental, the tires and auto parts supplier, suffered from the intensifying semiconductor shortage and the sharp decline in global auto production.
In Asia-Pacific, strong stock selection in Japan was driven by Fujifilm, the diversified imaging company, which continued to benefit from its increased focus on healthcare. Increased disclosures about, and investment in, its high growth, high margin bio-pharmaceutical manufacturing business were rewarded by the market.
The positive impact of the overweight position in the strong energy sector was broadly offset by the overweight position in the weak communication services sector. The energy sector was the standout performer, rising 23%, as gas prices rose sharply and oil prices rallied back up to 2018 levels due to growing demand and continued supply discipline from OPEC.
Stock selection within sectors was also broadly neutral for relative returns, with strong stock selection in the communication services and energy sectors being broadly offset by stock selection in the health care and consumer discretionary sectors.
The positive impact of the overweight positions in the relatively strong British pound and the pegged Hong Kong dollar more than offset the underweight position in the relatively strong Swiss franc. The British pound was strong after a Brexit deal was eventually reached in December 2020.
Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Nigel A. Bliss
Alex Simcox
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,493. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,649. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.26%
Five Years	+ 6.07%
Ten Years	+ 5.75%
Service Class Shares
One Year	+ 10.99%
Five Years	+ 5.81%
Ten Years	+ 5.49%
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$993.00	0.76%	$3.82
Service Class Shares	1,000.00	991.80	1.01%	5.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.20	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	99.51%
Britain	1.09%
Denmark	0.89%
France	8.77%
Germany	6.98%
Hong Kong	5.51%
Italy	7.55%
Japan	28.17%
Netherlands	3.01%
Singapore	4.01%
Spain	3.22%
Sweden	1.79%
Switzerland	4.02%
Taiwan	1.68%
United Kingdom	22.82%
Money Market Fund	0.11%
Total Investments	99.62%
Receivables and Other Assets Net of Liabilities	0.38%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.34%
Auto Components	2.27%
Automobiles	2.79%
Banks	10.57%
Beverages	0.91%
Building Products	1.70%
Chemicals	2.26%
Commercial Services & Supplies	1.37%
Construction & Engineering	0.83%
Diversified Telecommunication Services	5.12%
Electric Utilities	6.86%
Electrical Equipment	1.63%
Electronic Equipment, Instruments & Components	2.60%
Food & Staples Retailing	2.43%
Food Products	2.10%
Gas Utilities	2.66%
Household Durables	5.37%
Industrial Conglomerates	5.11%
Insurance	5.13%
IT Services	1.22%
Machinery	2.01%
Media	2.92%
Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	6.87%
Pharmaceuticals	13.93%
Semiconductors & Semiconductor Equipment	1.68%
Specialty Retail	2.26%
Technology Hardware, Storage & Peripherals	2.21%
Tobacco	2.43%
Trading Companies & Distributors	0.93%
Total	99.51%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Sanofi	3.62%
Sony Group Corp.	3.57%
GlaxoSmithKline PLC	3.53%
Novartis AG	3.26%
Lloyds Banking Group PLC	3.24%
Enel SpA	3.24%
United Overseas Bank Ltd.	3.24%
SSE PLC	3.21%
Royal Dutch Shell PLC Class B	3.01%
WPP PLC	2.92%
Total	32.84%

IT–Information Technology
LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.51%
Britain–1.09%
Travis Perkins PLC	447,122	$ 9,407,864
Wickes Group PLC	508,336	1,630,698
		11,038,562
Denmark–0.89%
†ISS AS	470,859	8,927,853
		8,927,853
France–8.77%
Bouygues SA	234,419	8,404,238
Cie de Saint-Gobain	242,440	17,077,224
Dassault Aviation SA	124,852	13,503,676
Sanofi	361,899	36,496,898
Societe Generale SA	375,034	12,896,812
		88,378,848
Germany–6.98%
Allianz SE	104,688	24,691,566
†Continental AG	199,186	20,927,562
Evonik Industries AG	704,433	22,757,041
†Vitesco Technologies Group AG	39,016	1,913,382
		70,289,551
Hong Kong–5.51%
CK Hutchison Holdings Ltd.	4,554,000	29,376,689
Jardine Matheson Holdings Ltd.	226,300	12,448,763
WH Group Ltd.	21,919,862	13,746,385
		55,571,837
Italy–7.55%
Enel SpA	4,082,015	32,640,110
Eni SpA	1,198,969	16,662,999
Snam SpA	4,440,523	26,746,043
		76,049,152
Japan–28.17%
Coca-Cola Bottlers Japan Holdings, Inc.	799,700	9,186,590
FUJIFILM Holdings Corp.	300,500	22,277,342
Fujitsu Ltd.	71,700	12,319,958
Hitachi Ltd.	177,500	9,615,765
Honda Motor Co. Ltd.	986,400	28,063,802
Kyocera Corp.	418,800	26,185,899
Mitsubishi Electric Corp.	1,295,700	16,446,362
Nippon Telegraph & Telephone Corp.	940,900	25,731,978
Otsuka Holdings Co. Ltd.	339,000	12,333,129
Secom Co. Ltd.	69,700	4,843,192
Sekisui Chemical Co. Ltd.	1,082,200	18,098,865
Sony Group Corp.	285,200	36,014,535
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Japan (continued)
Takeda Pharmaceutical Co. Ltd.	847,900	$ 23,154,699
Tokio Marine Holdings, Inc.	347,000	19,317,364
Toyota Industries Corp.	253,200	20,254,214
		283,843,694
Netherlands–3.01%
Royal Dutch Shell PLC Class B	1,380,921	30,325,017
		30,325,017
Singapore–4.01%
Singapore Telecommunications Ltd.	4,558,800	7,848,335
United Overseas Bank Ltd.	1,633,381	32,604,592
		40,452,927
Spain–3.22%
Banco Santander SA	8,565,735	28,447,459
Red Electrica Corp. SA	184,505	3,989,808
		32,437,267
Sweden–1.79%
Telia Co. AB	4,601,470	17,996,179
		17,996,179
Switzerland–4.02%
Novartis AG	373,535	32,823,258
Zurich Insurance Group AG	17,473	7,654,554
		40,477,812
Taiwan–1.68%
Taiwan Semiconductor Manufacturing Co. Ltd.	764,000	16,900,440
		16,900,440
United Kingdom–22.82%
Associated British Foods PLC	275,263	7,481,451
BP PLC	4,972,525	22,244,504
GlaxoSmithKline PLC	1,634,043	35,534,117
Imperial Brands PLC	1,119,220	24,488,685
Kingfisher PLC	4,625,889	21,182,221
Lloyds Banking Group PLC	50,522,964	32,688,200
SSE PLC	1,451,374	32,394,724
Tesco PLC	6,233,260	24,458,947
WPP PLC	1,944,438	29,464,053
		229,936,902
Total Common Stock (Cost $871,547,134)		1,002,626,041

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.11%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	1,140,852	$ 1,140,852
Total Money Market Fund (Cost $1,140,852)		1,140,852

TOTAL INVESTMENTS–99.62% (Cost $872,687,986)	1,003,766,893
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	3,861,168
NET ASSETS APPLICABLE TO 61,162,936 SHARES OUTSTANDING–100.00%	$1,007,628,061
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($718,352,922 / 43,593,954 Shares)	$16.478
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($289,275,139 / 17,568,982 Shares)	$16.465
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 921,095,087
Distributable earnings/(accumulated loss)	86,532,974
TOTAL NET ASSETS	$1,007,628,061

† Non-income producing.
★ Includes $429,758 payable for securities purchased, $350,356 payable for fund shares redeemed, $83,884 other accrued expenses payable and $653,325 due to manager and affiliates as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 37,646,094
Foreign taxes withheld	(2,788,549)
34,857,545
EXPENSES:
Management fees	6,814,349
Distribution fees-Service Class	736,259
Shareholder servicing fees	285,860
Accounting and administration expenses	179,858
Custodian fees	103,557
Professional fees	55,626
Reports and statements to shareholders	31,725
Trustees’ fees and expenses	20,886
Pricing fees	15,579
Consulting fees	2,772
Other	19,414
8,265,885
Less:
Management fees waived	(55,826)
Total operating expenses	8,210,059
NET INVESTMENT INCOME	26,647,486
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	30,939,451
Foreign currencies	13,436
Foreign currency exchange contracts	11,019
Net realized gain	30,963,906
Net change in unrealized appreciation (depreciation) of:
Investments	45,325,114
Foreign currencies	(291,407)
Foreign currency exchange contracts	(1,892)
Net change in unrealized appreciation (depreciation)	45,031,815
NET REALIZED AND UNREALIZED GAIN	75,995,721
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,643,207
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 26,647,486	$ 20,854,732
Net realized gain (loss)	30,963,906	(51,827,404)
Net change in unrealized appreciation (depreciation)	45,031,815	(18,851,516)
Net increase (decrease) in net assets resulting from operations	102,643,207	(49,824,188)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(24,369,127)	(30,905,244)
Service Class	(9,174,654)	(12,689,044)
	(33,543,781)	(43,594,288)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	90,332,383	98,434,170
Service Class	24,323,711	45,725,483
Reinvestment of dividends and distributions:
Standard Class	24,369,127	30,905,244
Service Class	9,174,654	12,689,044
	148,199,875	187,753,941
Cost of shares redeemed:
Standard Class	(98,966,219)	(172,217,485)
Service Class	(55,094,623)	(41,877,670)
	(154,060,842)	(214,095,155)
Decrease in net assets derived from capital share transactions	(5,860,967)	(26,341,214)
NET INCREASE (DECREASE) IN NET ASSETS	63,238,459	(119,759,690)
NET ASSETS:
Beginning of year	944,389,602	1,064,149,292
End of year	$1,007,628,061	$ 944,389,602
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 15.341	$ 16.962	$ 15.218	$ 18.031	$ 15.381
Income (loss) from investment operations:
Net investment income[1]	0.466	0.340	0.550	0.544	0.495
Net realized and unrealized gain (loss)	1.249	(1.243)	2.174	(2.578)	2.779
Total from investment operations	1.715	(0.903)	2.724	(2.034)	3.274
Less dividends and distributions from:
Net investment income	(0.578)	(0.343)	(0.624)	(0.558)	(0.593)
Net realized gain	—	(0.375)	(0.356)	(0.221)	(0.031)
Total dividends and distributions	(0.578)	(0.718)	(0.980)	(0.779)	(0.624)
Net asset value, end of period	$ 16.478	$ 15.341	$ 16.962	$ 15.218	$ 18.031
Total return[2]	11.26%	(4.97%)	18.17%	(11.42%)	21.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$718,353	$655,155	$768,883	$ 726,792	$893,651
Ratio of expenses to average net assets	0.75%	0.78%	0.76%	0.76%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.78%	0.76%	0.76%	0.75%
Ratio of net investment income to average net assets	2.78%	2.40%	3.35%	3.08%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.77%	2.40%	3.35%	3.08%	2.88%
Portfolio turnover	22%	22%	20%	19%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 15.327	$ 16.953	$ 15.212	$ 18.021	$ 15.375
Income (loss) from investment operations:
Net investment income[1]	0.423	0.304	0.508	0.499	0.451
Net realized and unrealized gain (loss)	1.250	(1.247)	2.172	(2.574)	2.779
Total from investment operations	1.673	(0.943)	2.680	(2.075)	3.227
Less dividends and distributions from:
Net investment income	(0.535)	(0.308)	(0.583)	(0.513)	(0.550)
Net realized gain	—	(0.375)	(0.356)	(0.221)	(0.031)
Total dividends and distributions	(0.535)	(0.683)	(0.939)	(0.734)	(0.581)
Net asset value, end of period	$ 16.465	$ 15.327	$ 16.953	$ 15.212	$ 18.021
Total return[2]	10.99%	(5.21%)	17.88%	(11.64%)	21.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$289,275	$289,235	$295,266	$ 267,822	$316,262
Ratio of expenses to average net assets	1.00%	1.03%	1.01%	1.01%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.03%	1.01%	1.01%	1.00%
Ratio of net investment income to average net assets	2.53%	2.15%	3.10%	2.83%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.52%	2.15%	3.10%	2.83%	2.63%
Portfolio turnover	22%	22%	20%	19%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Mondrian International Value Fund is $674,035 and $672,062 respectively.
LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   Effective August 17, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.015% on the first $1 billion of the Fund’s average daily net assets and 0.010% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$57,189
Legal	9,250
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,300 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$568,603
Distribution fees payable to LFD	60,324
Shareholder servicing fees payable to Lincoln Life	24,398
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$216,888,175
Sales	230,062,767
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$903,049,623
Aggregate unrealized appreciation of investments	$154,316,568
Aggregate unrealized depreciation of investments	(53,599,423)
Net unrealized appreciation of investments	$100,717,145
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Britain	$ 11,038,562	$ —	$—	$ 11,038,562
Denmark	—	8,927,853	—	8,927,853
France	88,378,848	—	—	88,378,848
Germany	—	70,289,551	—	70,289,551
Hong Kong	55,571,837	—	—	55,571,837
Italy	—	76,049,152	—	76,049,152
Japan	—	283,843,694	—	283,843,694
Netherlands	30,325,017	—	—	30,325,017
Singapore	40,452,927	—	—	40,452,927
Spain	—	32,437,267	—	32,437,267
Sweden	—	17,996,179	—	17,996,179
Switzerland	—	40,477,812	—	40,477,812
Taiwan	—	16,900,440	—	16,900,440
United Kingdom	229,936,902	—	—	229,936,902
Money Market Fund	1,140,852	—	—	1,140,852
Total Investments	$456,844,945	$546,921,948	$—	$1,003,766,893
As a result of utilizing International fair value pricing at December 31, 2021, the majority of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts and tax treatment of Passive Foreign Investment Companies (“PFICS”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$33,543,781	$20,350,548
Long-term capital gains	—	23,243,740
Total	$33,543,781	$43,594,288
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 680,304
Capital loss carryforward	(14,896,822)
Net unrealized appreciation	100,749,492
Distributable earnings/(accumulated loss)	$ 86,532,974
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,141,113	$13,755,709	$14,896,822
In 2021, the Fund utilized $31,077,838 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	5,307,169	7,726,110
Service Class	1,449,458	3,447,422
Shares reinvested:
Standard Class	1,503,474	2,158,898
Service Class	565,682	889,176
	8,825,783	14,221,606
Shares redeemed:
Standard Class	(5,923,607)	(12,507,369)
Service Class	(3,316,779)	(2,882,665)
	(9,240,386)	(15,390,034)
Net decrease	(414,603)	(1,168,428)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts facilitate or expedite the settlement of portfolio transactions.
LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$11,019	$(1,892)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$73,331
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Mondrian International Value Fund–18

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the LVIP Mondrian International Value Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Mondrian International Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, and five-year periods, and above the return of the Morningstar peer group median and below the benchmark index for the ten-year period. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that Mondrian had agreed to a reduced subadvisory fee effective July 2021 and that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Mondrian International Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Mondrian International Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund–24

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 15.90% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 20.87% and its broad-based benchmark index, the S&P 500 Index2, returned 28.71%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund utilizes a volatility management overlay and invests in global equities. The Fund has exposure to both growth and value factors through allocations to multiple strategies. During the calendar year 2021, negative security selection within the Consumer Discretionary sector generally detracted from relative returns.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly positive impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,517 for the Standard Class shares and to $17,052 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500 Index did from 5/1/14 through 12/31/21. The same $10,000 investment would have increased to $23,045 and $29,369, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 15.90%
Five Years	+ 12.15%
Inception (5/1/14)	+ 7.58%
Service Class Shares
One Year	+ 15.49%
Five Years	+ 11.76%
Inception (5/1/14)	+ 7.20%
1. The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,019.90	0.21%	$1.07
Service Class Shares	1,000.00	1,018.20	0.56%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.08%
Investment Companies	95.08%
Equity Fund	38.98%
International Equity Funds	56.10%
Unaffiliated Investment	4.66%
Investment Company	4.66%
Money Market Fund	4.66%
Total Investments	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.08%
INVESTMENT COMPANIES–95.08%
Equity Fund–38.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	2,489,050	$ 51,040,474
		51,040,474
International Equity Funds–56.10%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	988,496	12,613,215
LVIP Loomis Sayles Global Growth Fund	2,914,580	48,189,664
LVIP SSGA Developed International 150 Fund	1,536,156	12,668,674
		73,471,553
Total Affiliated Investments (Cost $87,968,811)		124,512,027

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.66%
INVESTMENT COMPANY–4.66%
Money Market Fund–4.66%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	6,102,612	$ 6,102,612
Total Unaffiliated Investment (Cost $6,102,612)		6,102,612

TOTAL INVESTMENTS–99.74% (Cost $94,071,423)	130,614,639
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	343,799
NET ASSETS APPLICABLE TO 9,416,109 SHARES OUTSTANDING–100.00%	$130,958,438

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
5	British Pound	$ 422,844	$ 412,763	3/14/22	$ 10,081	$ —
5	Euro	712,657	707,951	3/14/22	4,706	—
4	Japanese Yen	434,900	440,001	3/14/22	—	(5,101)
					14,787	(5,101)
Equity Contracts:
8	E-mini MSCI Emerging Markets Index	490,520	494,278	3/18/22	—	(3,758)
4	E-mini Russell 2000 Index	448,560	442,524	3/18/22	6,036	—
14	E-mini S&P 500 Index	3,330,950	3,272,801	3/18/22	58,149	—
3	E-mini S&P MidCap 400 Index	851,310	843,817	3/18/22	7,493	—
14	Euro STOXX 50 Index	683,384	668,110	3/18/22	15,274	—
4	FTSE 100 Index	396,536	392,751	3/18/22	3,785	—
2	Nikkei 225 Index (OSE)	500,391	483,881	3/10/22	16,510	—
					107,247	(3,758)
Total Futures Contracts					$122,034	$(8,859)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$124,512,027
Unaffiliated investments, at value	6,102,612
Cash collateral held at broker for futures contracts	395,594
Receivable for securities sold	41,105
Foreign currencies, at value	22,547
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	18,687
Receivable for fund shares sold	14,324
Prepaid expenses	401
Dividends and interest receivable	128
TOTAL ASSETS	131,107,425
LIABILITIES:
Due to manager and affiliates	66,698
Payable for fund shares redeemed	37,418
Other accrued expenses payable	35,060
Variation margin due to broker on futures contracts	9,811
TOTAL LIABILITIES	148,987
TOTAL NET ASSETS	$130,958,438
Affiliated investments, at cost	$ 87,968,811
Unaffiliated investments, at cost	6,102,612
Standard Class:
Net Assets	$ 3,849,615
Shares Outstanding	276,355
Net Asset Value Per Share	$ 13.930
Service Class:
Net Assets	$127,108,823
Shares Outstanding	9,139,754
Net Asset Value Per Share	$ 13.907
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 98,387,816
Distributable earnings/(accumulated loss)	32,570,622
TOTAL NET ASSETS	$130,958,438
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 1,371,863
Dividends from unaffiliated investments	982
1,372,845
EXPENSES:
Distribution fees-Service Class	423,768
Management fees	311,980
Accounting and administration expenses	70,385
Shareholder servicing fees	36,190
Professional fees	33,244
Custodian fees	4,405
Reports and statements to shareholders	4,323
Consulting fees	3,070
Trustees’ fees and expenses	2,570
Pricing fees	755
Other	3,675
894,365
Less:
Management fees waived	(12,479)
Expenses reimbursed	(196,055)
Total operating expenses	685,831
NET INVESTMENT INCOME	687,014
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	132,819
Distributions from affiliated investment companies	923,415
Futures contracts	1,008,479
Net realized gain	2,064,713
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	14,260,711
Foreign currencies	352
Futures contracts	(4,453)
Net change in unrealized appreciation (depreciation)	14,256,610
NET REALIZED AND UNREALIZED GAIN	16,321,323
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,008,337
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 687,014	$ 486,124
Net realized gain (loss)	2,064,713	(75,081)
Net change in unrealized appreciation (depreciation)	14,256,610	12,963,124
Net increase in net assets resulting from operations	17,008,337	13,374,167
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(68,367)	(66,408)
Service Class	(1,853,166)	(1,748,656)
	(1,921,533)	(1,815,064)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	926,862	104,665
Service Class	25,568,758	17,549,704
Reinvestment of dividends and distributions:
Standard Class	68,367	66,408
Service Class	1,853,166	1,748,656
	28,417,153	19,469,433
Cost of shares redeemed:
Standard Class	(824,785)	(157,196)
Service Class	(15,664,545)	(11,864,308)
	(16,489,330)	(12,021,504)
Increase in net assets derived from capital share transactions	11,927,823	7,447,929
NET INCREASE IN NET ASSETS	27,014,627	19,007,032
NET ASSETS:
Beginning of year	103,943,811	84,936,779
End of year	$130,958,438	$103,943,811
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.236	$ 10.826	$ 9.175	$ 11.106	$ 9.404
Income (loss) from investment operations:
Net investment income[2]	0.121	0.097	0.101	0.116	0.152
Net realized and unrealized gain (loss)	1.824	1.568	1.706	(1.027)	1.787
Total from investment operations	1.945	1.665	1.807	(0.911)	1.939
Less dividends and distributions from:
Net investment income	(0.251)	(0.255)	(0.077)	(0.109)	(0.176)
Net realized gain	—	—	(0.079)	(0.911)	(0.061)
Total dividends and distributions	(0.251)	(0.255)	(0.156)	(1.020)	(0.237)
Net asset value, end of period	$ 13.930	$ 12.236	$ 10.826	$ 9.175	$ 11.106
Total return[3]	15.90%	15.47%	19.77%	(8.22%)	20.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,850	$ 3,236	$ 2,859	$ 2,329	$ 3,078
Ratio of expenses to average net assets[4]	0.21%	0.21%	0.22%	0.26%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.38%	0.43%	0.42%	0.40%	0.42%
Ratio of net investment income to average net assets	0.89%	0.93%	1.00%	1.04%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.72%	0.71%	0.80%	0.90%	1.39%
Portfolio turnover	12%	17%	13%	103%	10%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.219	$ 10.818	$ 9.170	$ 11.103	$ 9.405
Income (loss) from investment operations:
Net investment income[2]	0.073	0.060	0.065	0.077	0.116
Net realized and unrealized gain (loss)	1.820	1.561	1.703	(1.024)	1.783
Total from investment operations	1.893	1.621	1.768	(0.947)	1.899
Less dividends and distributions from:
Net investment income	(0.205)	(0.220)	(0.041)	(0.075)	(0.140)
Net realized gain	—	—	(0.079)	(0.911)	(0.061)
Total dividends and distributions	(0.205)	(0.220)	(0.120)	(0.986)	(0.201)
Net asset value, end of period	$ 13.907	$ 12.219	$ 10.818	$ 9.170	$ 11.103
Total return[3]	15.49%	15.07%	19.35%	(8.55%)	20.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$127,109	$100,707	$ 82,078	$ 71,417	$ 61,100
Ratio of expenses to average net assets[4]	0.56%	0.56%	0.57%	0.61%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.73%	0.78%	0.77%	0.75%	0.77%
Ratio of net investment income to average net assets	0.54%	0.58%	0.65%	0.69%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.36%	0.45%	0.55%	1.04%
Portfolio turnover	12%	17%	13%	103%	10%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Multi-Manager Global Equity Managed Volatility Fund is $22,547 and $0 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.21% of average daily net assets for the Standard Class and 0.56% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2022 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 121,583	$ 177,620	$ 196,055	$ 495,258
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$7,114
Legal	1,152
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,791 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$18,687
Management fees payable to LIAC	26,295
Distribution fees payable to LFD	37,226
Shareholder servicing fees payable to Lincoln Life	3,177
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.08%@
Equity Fund-38.98%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$39,513,360	$ 7,971,333	$ 6,919,699	$ 300,990	$10,174,490	$ 51,040,474	2,489,050	$ 527,889	$444,959
International Equity Funds-56.10%@
✧✧LVIP Dimensional International Core Equity Fund	9,987,039	2,772,164	1,252,269	4,075	1,102,206	12,613,215	988,496	284,894	—
✧✧LVIP Loomis Sayles Global Growth Fund	39,317,932	11,057,662	4,215,652	(36,554)	2,066,276	48,189,664	2,914,580	—	478,456
✧✧LVIP SSGA Developed International 150 Fund	9,936,411	3,454,343	1,504,127	(135,692)	917,739	12,668,674	1,536,156	559,080	—
Total	$ 98,754,742	$ 25,255,502	$13,891,747	$ 132,819	$ 14,260,711	$124,512,027		$1,371,863	$ 923,415

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$25,255,502
Sales	13,891,747
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$95,533,754
Aggregate unrealized appreciation of investments and derivatives	$35,097,395
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$35,097,395
LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$124,512,027	$—	$—	$124,512,027
Unaffiliated Investment Company	6,102,612	—	—	6,102,612
Total Investments	$130,614,639	$—	$—	$130,614,639
Derivatives:
Assets:
Futures Contracts	$ 122,034	$—	$—	$ 122,034
Liabilities:
Futures Contracts	$ (8,859)	$—	$—	$ (8,859)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$1,921,533	$1,815,064
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (2,516,094)
Other temporary differences	(10,941)
Net unrealized appreciation	35,097,657
Distributable earnings/(accumulated loss)	$32,570,622
LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to distributions in excess:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$661	$(661)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,539,331	$976,763	$2,516,094
In 2021, the Fund utilized $1,632,501 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	70,406	10,020
Service Class	1,921,576	1,614,225
Shares reinvested:
Standard Class	4,891	5,608
Service Class	132,834	148,350
	2,129,707	1,778,203
Shares redeemed:
Standard Class	(63,442)	(15,196)
Service Class	(1,156,761)	(1,107,504)
	(1,220,203)	(1,122,700)
Net increase	909,504	655,503
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the
LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$107,247	Variation margin due to broker on futures contracts	$(3,758)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	14,787	Variation margin due to broker on futures contracts	(5,101)
Total		$122,034		$(8,859)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,081,098	$ (874)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(72,619)	(3,579)
Total		$1,008,479	$(4,453)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,207,900	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP Multi-Manager Global Equity Managed Volatility Fund–16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.
The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar World Large Stock Blend funds category and a custom index (LVIP Multi-Manager Global Equity Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Large Stock funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP Multi-Manager Global Equity Managed Volatility Fund–20

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Multi-Manager Global Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Multi-Manager Global Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Multi-Manager Global Equity Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund–26

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP PIMCO Low Duration Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Pacific Investment Management Company
The Fund returned (0.64%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the ICE Bank of America 1-3 Yr US Treasury Index1, returned (0.55%).
As markets digested longer-than-expected COVID restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns for example, while sovereign bonds and emerging markets tended to post negative returns for the year.
The global economic recovery from the COVID-19 shock continued at a slower pace in the second half of the year, but remained uneven across sectors and regions. The introduction of the rapidly spreading Omicron variant in the fourth quarter coupled with still-rising inflation contributed to market volatility. Additionally, global central banks shifted to more hawkish tone with the Fed announcing in December that it will double the pace of tapering, bringing an end to its asset purchases in March 2022.
An underweight to U.S. duration contributed to Fund performance as U.S. rates rose over the year. This more than offset negative contribution from a tactical long to Canadian interest rates as Canadian government yields shifted higher. Within spread sectors, holdings of investment grade corporate credit, particularly financials, contributed to performance while select allocations to the securitized sector also added to performance. Within currency strategies, positive contributions from a tactical short to the Euro were more than offset by negative contribution from a tactical long to the Japanese yen on the back of a broadly stronger U.S. dollar.
Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to interest rates was partly facilitated through the use of interest rate swaps, options, and futures. The Fund’s overall corporate exposure was partially obtained via the use of credit default swaps and swaptions. Currency positioning was partly achieved through currency forward agreements.
While PIMCO recognizes the importance of transitioning from LIBOR to risk free rates, LIBOR related assets continue to be issued or traded in the primary and secondary markets and PIMCO continues to transact in these securities for the time being when the risk/return trade-off is favorable for our client portfolios. PIMCO reviews the fallback language for new instruments that utilize LIBOR as a reference rate and gives consideration to potential valuation impacts.
PIMCO is carefully and actively evaluating current market conditions, including liquidity, applicable jurisdictional regulatory guidance and client portfolio needs, to evaluate whether purchasing certain IBOR-referencing securities with appropriate fallbacks is reasonable and is in the best interest of clients.
Portfolio Managers:
Pacific Investment Management Company:	Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,496 for the Standard Class shares and to $11,280 for the Service Class shares. For comparison, look at how the ICE Bank of America 1-3 Yr US Treasury Index did over the same period. The same $10,000 investment would have increased to $11,024. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 0.64%
Five Years	+ 1.92%
Inception (5/1/14)	+ 1.83%
Service Class Shares
One Year	- 0.89%
Five Years	+ 1.66%
Inception (5/1/14)	+ 1.58%
1. The ICE Bank of America 1-3 Year US Treasury Index is a subset of the BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$993.50	0.53%	$2.66
Service Class Shares	1,000.00	992.20	0.78%	3.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.53%	$2.70
Service Class Shares	1,000.00	1,021.30	0.78%	3.97

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Asset-Backed Security	0.06%
Agency Collateralized Mortgage Obligations	5.97%
Agency Commercial Mortgage-Backed Securities	5.39%
Agency Obligations	1.45%
Corporate Bonds	47.62%
Aerospace & Defense	0.95%
Agriculture	0.87%
Airlines	0.35%
Auto Manufacturers	5.10%
Banks	16.03%
Building Materials	0.43%
Chemicals	0.43%
Commercial Services	0.48%
Computers	0.14%
Diversified Financial Services	6.62%
Electric	3.08%
Food	0.10%
Gas	0.20%
Health Care Products	0.89%
Health Care Services	0.42%
Holding Companies-Diversified	0.22%
Home Builders	0.57%
Insurance	1.52%
Investment Company	0.50%
Lodging	0.45%
Media	1.21%
Oil & Gas	0.56%
Packaging & Containers	0.65%
Pharmaceuticals	0.86%
Pipelines	0.18%
Retail	0.44%
Savings & Loans	0.58%
Semiconductors	1.01%
Software	0.58%
Telecommunications	1.27%
Transportation	0.27%
Trucking & Leasing	0.66%
Municipal Bonds	0.90%
Non-Agency Asset-Backed Securities	13.39%
Non-Agency Collateralized Mortgage Obligations	6.16%
Non-Agency Commercial Mortgage-Backed Securities	5.13%
Sovereign Bonds	4.20%
Supranational Bank	0.28%
Security Type/Sector	Percentage of Net Assets
U.S. Treasury Obligations	17.60%
Options Purchased	0.00%
Money Market Fund	0.54%
Short-Term Investments	0.58%
Total Investments	109.27%
Options Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(9.26%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	27.96%
AAA	22.12%
AA	3.39%
A	25.67%
BBB	18.05%
BB	1.46%
Below CCC	0.11%
Non-Rated	1.15%
Short-Term Investments	0.09%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY ASSET-BACKED SECURITY–0.06%
•SLC Student Loan Trust Series 2005-3 A3 0.32% (LIBOR03M + 0.12%) 6/15/29	517,539	$ 516,378
Total Agency Asset-Backed Security (Cost $516,310)		516,378
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.97%
Freddie Mac REMICs
•Series 4730 WF 0.44% (LIBOR01M + 0.35%) 8/15/38	3,309,084	3,300,822
•Series 4906 WF 0.49% (LIBOR01M + 0.40%) 12/15/38	4,341,062	4,336,372
Series 4948 E 2.50% 10/25/48	449,587	459,295
Series 5115 CD 1.00% 8/15/44	7,800,110	7,635,393
Freddie Mac S.F. 15 yr
1.50% 12/15/42	7,154,551	7,083,253
•Series 2011-86 NF 0.65% (LIBOR01M + 0.55%) 9/25/41	1,139,965	1,156,310
Series 2013-6 JB 1.50% 2/25/43	7,012,417	6,940,418
•Series 2014-49 AF 0.41% (LIBOR01M + 0.32%) 8/25/44	489,090	487,557
•Series 2017-95 FA 0.44% (LIBOR01M + 0.35%) 11/25/47	2,796,596	2,801,244
•Series 2019-53 FA 0.49% (LIBOR01M + 0.40%) 9/25/49	3,041,317	3,045,977
•Series 2020-29 FC 0.89% (LIBOR01M + 0.80%) 5/25/50	3,467,917	3,522,442
•Series 4347 WF 0.49% (LIBOR01M + 0.40%) 1/15/40	1,109,709	1,106,933
•Series 4367 GF 0.44% (LIBOR01M + 0.35%) 3/15/37	3,123,321	3,117,832
•Series 4419 AF 0.43% (LIBOR01M + 0.34%) 6/15/40	1,904,984	1,900,767
•Freddie Mac Strips
Series 328 F4 0.44% (LIBOR01M + 0.35%) 2/15/38	3,245,035	3,220,502
Series 330 F4 0.44% (LIBOR01M + 0.35%) 10/15/37	1,503,291	1,490,053
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GNMA
Series 2016-H11 F 0.88% (LIBOR01M + 0.80%) 5/20/66	1,914,610	$ 1,947,163
Series 2016-H17 FC 0.91% (LIBOR01M + 0.83%) 8/20/66	1,676,528	1,708,475
Series 2016-H19 FA 0.86% (LIBOR01M + 0.78%) 9/20/66	1,496,904	1,522,354
Total Agency Collateralized Mortgage Obligations (Cost $56,679,343)		56,783,162
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–5.39%
Freddie Mac S.F. 15 yr
0.65% 8/25/25	18,300,000	17,962,427
0.65% 10/27/25	12,000,000	11,751,233
0.70% 7/30/25	7,000,000	6,889,357
0.80% 10/27/26	9,000,000	8,767,792
0.88% 12/18/26	5,000,000	4,886,419
•Series 2017-M13 FA 0.49% (LIBOR01M + 0.40%) 10/25/24	966,508	967,322
Total Agency Commercial Mortgage-Backed Securities (Cost $52,219,274)		51,224,550
AGENCY OBLIGATIONS–1.45%
Federal Home Loan Banks
×0.90% 2/26/27	4,700,000	4,578,697
0.92% 2/26/27	9,400,000	9,186,186
Total Agency Obligations (Cost $14,063,469)		13,764,883
CORPORATE BONDS–47.62%
Aerospace & Defense–0.95%
Boeing Co.
1.43% 2/4/24	1,100,000	1,098,320
4.51% 5/1/23	7,595,000	7,932,708
		9,031,028
Agriculture–0.87%
BAT Capital Corp. 3.22% 8/15/24	908,000	943,724
Imperial Brands Finance PLC
3.13% 7/26/24	5,500,000	5,683,142
3.75% 7/21/22	1,600,000	1,617,670
		8,244,536
Airlines–0.35%
♦Continental Airlines Pass-Through Trust 5.98% 4/19/22	150,206	151,922
LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
Delta Air Lines, Inc. 3.63% 3/15/22	3,200,000	$ 3,200,021
		3,351,943
Auto Manufacturers–5.10%
Daimler Finance North America LLC
0.75% 3/1/24	5,000,000	4,953,389
•1.06% (LIBOR03M + 0.90%) 2/15/22	8,500,000	8,507,436
Daimler Trucks Finance North America LLC 1.13% 12/14/23	3,000,000	3,000,845
Ford Motor Credit Co. LLC
4.25% 9/20/22	2,900,000	2,952,200
5.60% 1/7/22	3,000,000	3,002,100
General Motors Financial Co., Inc. 3.55% 7/8/22	1,400,000	1,420,334
Hyundai Capital America
1.15% 11/10/22	5,000,000	5,012,605
1.25% 9/18/23	600,000	599,501
2.85% 11/1/22	2,800,000	2,848,322
Nissan Motor Acceptance Co. LLC
•0.77% (LIBOR03M + 0.65%) 7/13/22	600,000	600,387
•1.01% (LIBOR03M + 0.89%) 1/13/22	3,100,000	3,100,279
2.60% 9/28/22	200,000	202,090
2.65% 7/13/22	6,000,000	6,052,193
Stellantis Finance US, Inc. 1.71% 1/29/27	2,000,000	1,965,842
Volkswagen Group of America Finance LLC 0.88% 11/22/23	3,500,000	3,476,623
VW Credit Canada, Inc. 2.65% 6/27/22	1,000,000	797,937
		48,492,083
Banks–16.03%
μBank of America Corp. 3.30% 4/24/24	6,000,000	4,858,698
Barclays PLC
•1.54% (LIBOR03M + 1.38%) 5/16/24	5,500,000	5,568,420
μ4.34% 5/16/24	4,000,000	4,163,902
•Citigroup, Inc. 1.60% (LIBOR03M + 1.43%) 9/1/23	8,000,000	8,059,848
μCooperatieve Rabobank UA 1.98% 12/15/27	4,200,000	4,201,132
μCredit Agricole SA 1.25% 1/26/27	350,000	340,571
Danske Bank AS
μ1.17% 12/8/23	2,380,000	2,379,450
•1.26% (LIBOR03M + 1.06%) 9/12/23	6,200,000	6,252,259
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Danske Bank AS (continued)
5.00% 1/12/22	2,000,000	$ 2,001,772
•First Abu Dhabi Bank PJSC 1.07% (LIBOR03M + 0.95%) 4/16/22	2,000,000	2,002,096
Goldman Sachs Group, Inc.
0.52% 3/8/23	3,100,000	3,090,023
μ0.93% 10/21/24	3,200,000	3,186,235
1.22% 12/6/23	2,000,000	2,005,108
HSBC Holdings PLC
•0.63% (SOFR30A + 0.58%) 11/22/24	1,000,000	1,000,290
μ0.98% 5/24/25	3,100,000	3,062,519
1.14% 2/16/24	4,700,000	3,442,337
•1.43% (LIBOR03M + 1.23%) 3/11/25	2,350,000	2,385,878
JPMorgan Chase & Co.
μ0.70% 3/16/24	2,200,000	2,194,625
•3.60% (LIBOR03M + 3.47%) 4/30/22	2,787,000	2,800,935
Lloyds Banking Group PLC
μ2.86% 3/17/23	2,600,000	2,610,069
4.05% 8/16/23	6,500,000	6,810,064
Mitsubishi UFJ Financial Group, Inc.
μ0.96% 10/11/25	10,800,000	10,649,768
1.41% 7/17/25	4,000,000	3,977,756
Mizuho Financial Group, Inc.
•0.80% (LIBOR03M + 0.61%) 9/8/24	3,000,000	3,009,976
•0.81% (LIBOR03M + 0.63%) 5/25/24	2,617,000	2,628,436
•1.05% (LIBOR03M + 0.85%) 9/13/23	2,400,000	2,408,818
μ1.24% 7/10/24	2,300,000	2,305,570
μMorgan Stanley
0.79% 5/30/25	3,900,000	3,849,032
1.16% 10/21/25	5,000,000	4,960,506
μNatwest Group PLC
3.50% 5/15/23	5,000,000	5,043,690
4.52% 6/25/24	4,200,000	4,393,731
•QNB Finance Ltd. 1.13% (LIBOR03M + 1.00%) 5/2/22	3,800,000	3,802,979
Santander Holdings USA, Inc. 3.40% 1/18/23	900,000	919,827
μSociete Generale SA 1.49% 12/14/26	5,600,000	5,454,089
Standard Chartered PLC
•0.98% (SOFR30A + 0.93%) 11/23/25	3,100,000	3,100,887
•1.30% (SOFR30A + 1.25%) 10/14/23	500,000	503,313
μ1.32% 10/14/23	1,800,000	1,801,469

LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.
0.51% 1/12/24	3,000,000	$ 2,964,967
1.47% 7/8/25	2,500,000	2,486,908
2.78% 10/18/22	6,000,000	6,103,326
UBS AG 0.94% 7/30/25	2,000,000	1,468,471
μUBS Group AG 1.01% 7/30/24	1,800,000	1,794,253
Wells Fargo & Co. 2.51% 10/27/23	8,000,000	6,432,703
		152,476,706
Building Materials–0.43%
Carrier Global Corp. 2.24% 2/15/25	4,000,000	4,095,923
		4,095,923
Chemicals–0.43%
International Flavors & Fragrances, Inc. 1.23% 10/1/25	4,200,000	4,107,232
		4,107,232
Commercial Services–0.48%
Global Payments, Inc.
1.20% 3/1/26	2,800,000	2,717,855
1.50% 11/15/24	1,800,000	1,800,251
		4,518,106
Computers–0.14%
Dell International LLC/EMC Corp. 5.45% 6/15/23	1,307,000	1,378,745
		1,378,745
Diversified Financial Services–6.62%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	4,000,000	3,992,744
4.50% 9/15/23	2,500,000	2,622,306
Air Lease Corp. 4.25% 2/1/24	5,200,000	5,478,519
Ally Financial, Inc. 1.45% 10/2/23	4,500,000	4,520,650
Avolon Holdings Funding Ltd. 2.88% 2/15/25	4,700,000	4,801,094
BOC Aviation Ltd.
2.75% 12/2/23	2,000,000	2,046,164
3.00% 5/23/22	4,000,000	4,019,086
Cantor Fitzgerald LP 6.50% 6/17/22	3,500,000	3,586,595
International Lease Finance Corp. 5.88% 8/15/22	800,000	824,687
LeasePlan Corp. NV 2.88% 10/24/24	5,000,000	5,154,020
LSEGA Financing PLC 0.65% 4/6/24	6,500,000	6,406,049
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Mitsubishi HC Capital, Inc. 2.65% 9/19/22	6,700,000	$ 6,773,778
Nomura Holdings, Inc.
1.85% 7/16/25	6,300,000	6,295,914
2.65% 1/16/25	2,600,000	2,673,779
ORIX Corp. 2.90% 7/18/22	2,000,000	2,023,054
Park Aerospace Holdings Ltd. 4.50% 3/15/23	1,700,000	1,754,399
		62,972,838
Electric–3.08%
AES Corp. 1.38% 1/15/26	5,200,000	5,046,372
FirstEnergy Corp. 3.35% 7/15/22	3,030,000	3,039,393
Israel Electric Corp. Ltd. 5.00% 11/12/24	4,000,000	4,339,520
Korea Southern Power Co. Ltd. 1.04% 10/30/24	2,500,000	1,838,698
Pacific Gas & Electric Co.
•1.69% (LIBOR03M + 1.48%) 6/16/22	1,400,000	1,400,476
1.75% 6/16/22	7,700,000	7,700,025
2.10% 8/1/27	1,300,000	1,255,075
2.95% 3/1/26	200,000	203,340
3.25% 6/15/23	100,000	101,850
3.40% 8/15/24	500,000	517,027
3.75% 2/15/24	100,000	103,689
3.85% 11/15/23	200,000	206,516
Southern California Edison Co. 1.10% 4/1/24	3,600,000	3,586,324
		29,338,305
Food–0.10%
McCormick & Co., Inc. 2.70% 8/15/22	900,000	909,324
		909,324
Gas–0.20%
CenterPoint Energy Resources Corp.
•0.67% (LIBOR03M + 0.50%) 3/2/23	700,000	698,370
0.70% 3/2/23	1,200,000	1,194,480
		1,892,850
Health Care Products–0.89%
Thermo Fisher Scientific, Inc. 1.22% 10/18/24	8,500,000	8,490,568
		8,490,568
Health Care Services–0.42%
CommonSpirit Health 1.55% 10/1/25	4,000,000	3,962,111
		3,962,111

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Holding Companies-Diversified–0.22%
CK Hutchison International 19 Ltd. 3.25% 4/11/24	2,000,000	$ 2,081,900
		2,081,900
Home Builders–0.57%
DR Horton, Inc. 4.38% 9/15/22	1,000,000	1,016,103
Lennar Corp.
4.50% 4/30/24	3,000,000	3,186,540
5.88% 11/15/24	1,100,000	1,210,946
		5,413,589
Insurance–1.52%
•Athene Global Funding 1.44% (LIBOR03M + 1.23%) 7/1/22	9,000,000	9,047,981
Equitable Financial Life Global Funding 1.00% 1/9/26	4,500,000	4,363,113
GA Global Funding Trust 1.63% 1/15/26	1,100,000	1,090,916
		14,502,010
Investment Company–0.50%
KKR Financial Holdings LLC 5.40% 5/23/33	4,500,000	4,751,820
		4,751,820
Lodging–0.45%
MGM Resorts International 7.75% 3/15/22	4,200,000	4,252,500
		4,252,500
Media–1.21%
Charter Communications Operating LLC/Charter Communications Operating Capital
•1.78% (LIBOR03M + 1.65%) 2/1/24	3,000,000	3,065,461
4.46% 7/23/22	2,000,000	2,029,520
4.50% 2/1/24	3,000,000	3,190,442
TWDC Enterprises 18 Corp. 2.76% 10/7/24	4,000,000	3,251,177
		11,536,600
Oil & Gas–0.56%
Petronas Energy Canada Ltd. 2.11% 3/23/28	2,400,000	2,400,786
Woodside Finance Ltd.
3.65% 3/5/25	800,000	840,670
3.70% 9/15/26	2,000,000	2,127,948
		5,369,404
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.65%
Berry Global, Inc.
0.95% 2/15/24	2,100,000	$ 2,081,100
1.57% 1/15/26	4,200,000	4,109,784
		6,190,884
Pharmaceuticals–0.86%
AbbVie, Inc. 2.30% 11/21/22	7,400,000	7,503,329
Bristol-Myers Squibb Co. 3.20% 6/15/26	600,000	645,199
		8,148,528
Pipelines–0.18%
Energy Transfer LP 4.25% 3/15/23	1,700,000	1,746,906
		1,746,906
Retail–0.44%
7-Eleven, Inc. 0.95% 2/10/26	4,300,000	4,163,811
		4,163,811
Savings & Loans–0.58%
Nationwide Building Society 2.00% 1/27/23	5,400,000	5,469,533
		5,469,533
Semiconductors–1.01%
Broadcom, Inc. 3.46% 9/15/26	6,253,000	6,656,781
NXP BV/NXP Funding LLC
4.63% 6/1/23	1,000,000	1,046,537
4.88% 3/1/24	1,800,000	1,933,571
		9,636,889
Software–0.58%
Citrix Systems, Inc. 1.25% 3/1/26	1,900,000	1,850,371
Oracle Corp. 1.65% 3/25/26	3,700,000	3,671,392
		5,521,763
Telecommunications–1.27%
AT&T, Inc. 1.32% 9/19/23	2,170,000	1,595,554
T-Mobile USA, Inc. 1.50% 2/15/26	5,600,000	5,531,705
Verizon Communications, Inc. 1.26% 2/17/23	6,800,000	4,984,843
		12,112,102
Transportation–0.27%
Kansas City Southern/Old
3.00% 5/15/23	1,250,000	1,278,683
3.13% 6/1/26	1,200,000	1,257,102
		2,535,785

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing–0.66%
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.45% 7/1/24	5,000,000	$ 5,239,007
SMBC Aviation Capital Finance DAC 3.00% 7/15/22	1,000,000	1,010,291
		6,249,298
Total Corporate Bonds (Cost $451,717,322)		452,945,620
MUNICIPAL BONDS–0.90%
Golden State Tobacco Securitization Corp. Series A-1 1.71% 6/1/24	2,600,000	2,610,261
State of Hawaii Series GB 0.80% 10/1/24	3,000,000	2,977,539
University of California Series BG 0.88% 5/15/25	3,000,000	2,966,775
Total Municipal Bonds (Cost $8,606,493)		8,554,575
NON-AGENCY ASSET-BACKED SECURITIES–13.39%
•Accredited Mortgage Loan Trust Series 2004-3 2A2 1.30% (LIBOR01M + 1.20%) 10/25/34	7,682	7,677
•AMMC CLO 16 Ltd. Series 2015-16A AR2 1.11% (LIBOR03M + 0.98%) 4/14/29	565,889	565,888
•Amortizing Residential Collateral Trust Series 2004-1 A5 1.10% (LIBOR01M + 1.00%) 10/25/34	32,289	32,217
•Ares CLO Ltd. Series 2016-39A A1R2 1.17% (LIBOR03M + 1.05%) 4/18/31	700,000	698,799
•Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 M1 0.93% (LIBOR01M + 0.83%) 4/25/34	1,867,428	1,845,739
•ASSURANT CLO Ltd. Series 2018-3A AR 1.17% (LIBOR03M + 1.04%) 10/20/31	600,000	599,037
•Atrium XII Series 12A AR 0.96% (LIBOR03M + 0.83%) 4/22/27	4,481,261	4,485,312
•Bain Capital Euro CLO DAC 0.74% (EURIBOR03M + 0.74%) 1/20/32	3,000,000	3,399,224
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Bear Stearns Asset-Backed Securities I Trust Series 2005-AQ1 M3 1.23% (LIBOR01M + 1.13%) 3/25/35	1,104,000	$ 1,103,342
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 1.60% (LIBOR01M + 1.50%) 3/25/43	36,038	36,017
•Benefit Street Partners CLO XII Ltd. Series 2017-12A A1R 1.07% (LIBOR03M + 0.95%) 10/15/30	300,000	299,856
•Carlyle Euro CLO DAC
Series 2017-3A A1R 0.70% (EURIBOR03M + 0.70%) 1/15/31	800,000	907,190
Series 2019-2A A1R 0.89% (EURIBOR03M + 0.89%) 8/15/32	2,900,000	3,288,294
•CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6 1A1 0.64% (LIBOR01M + 0.54%) 12/25/34	1,657,963	1,624,370
•Dryden 27 R Euro CLO DAC Series 2017-27A AR 0.66% (EURIBOR03M + 0.66%) 4/15/33	1,800,000	2,038,750
•Dryden 36 Senior Loan Fund Series 2014-36A AR3 1.14% (LIBOR03M + 1.02%) 4/15/29	293,101	293,152
•Elevation CLO Ltd. Series 2017-8A A1R2 1.08% (LIBOR03M + 0.95%) 10/25/30	1,000,000	999,970
ELFI Graduate Loan Program LLC Series 2021-A A 1.53% 12/26/46	3,860,107	3,826,865
•Finance America Mortgage Loan Trust Series 2004-2 M1 0.93% (LIBOR01M + 0.83%) 8/25/34	391,667	390,263
Ford Auto Securitization Trust Series 2020-AA A2 0.89% 8/15/24	7,172,888	5,675,022
•Gallatin CLO VIII Ltd. Series 2017-1A A1R 1.18% (LIBOR03M + 1.09%) 7/15/31	1,100,000	1,099,120
GMF Canada Leasing Trust Series 2020-1A A2 0.91% 7/20/23	3,758,292	2,974,317

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Goldentree Loan Management U.S. CLO 2 Ltd. Series 2017-2A AR 1.03% (LIBOR03M + 0.91%) 11/20/30	4,700,000	$ 4,690,630
•Harvest CLO XVI DAC Series 16A ARR 0.64% (EURIBOR03M + 0.64%) 10/15/31	3,900,000	4,407,225
Harvest CLO XXI DAC Series 21A A2R 1.04% 7/15/31	2,050,000	2,309,465
•HERA Commercial Mortgage Ltd. Series 2021-FL1 A 1.15% (LIBOR01M + 1.05%) 2/18/38	3,700,000	3,697,767
•Invesco Euro CLO I DAC Series 1A A1R 0.65% (EURIBOR03M + 0.65%) 7/15/31	900,000	1,018,943
•LCM XIII LP Series 13A AR3 1.09% (LIBOR03M + 0.87%) 7/19/27	1,500,000	1,498,734
•LoanCore Issuer Ltd.
Series 2019-CRE2 A 1.24% (LIBOR01M + 1.13%) 5/15/36	790,878	789,996
Series 2021-CRE5 A 1.41% (LIBOR01M + 1.30%) 7/15/36	500,000	499,681
•Man GLG Euro CLO III DAC Series 3A AR 0.68% (EURIBOR03M + 0.68%) 10/15/30	3,800,000	4,322,972
MBarc Credit Canada, Inc. Series 2021-AA A2 0.63% 5/15/24	4,500,000	3,533,949
•MF1 Ltd. Series 2020-FL4 A 1.86% (SOFR30A + 1.81%) 11/15/35	2,700,000	2,709,489
Navient Private Education Loan Trust
•Series 2015-AA A2B 1.31% (LIBOR01M + 1.20%) 12/15/28	512,688	514,750
Series 2020-IA A1A 1.33% 4/15/69	2,599,696	2,560,905
Navient Private Education Refi Loan Trust
1.58% 4/15/70	2,800,000	2,789,889
Series 2020-A A2A 2.46% 11/15/68	2,939,818	2,996,492
Series 2020-HA A 1.31% 1/15/69	2,012,010	2,003,913
•OCP CLO Ltd. Series 2015-9A A1R 0.92% (LIBOR03M + 0.80%) 7/15/27	17,678	17,679
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Palmer Square CLO Ltd. Series 2013-2A A1A3 1.12% (LIBOR03M + 1.00%) 10/17/31	4,600,000	$ 4,600,313
•Palmer Square European Loan Funding DAC Series 2021-1A A 0.78% (EURIBOR03M + 0.78%) 4/15/31	250,000	284,013
•Palmer Square Loan Funding Ltd.
Series 2020-1A A1 0.96% (LIBOR03M + 0.80%) 2/20/28	1,933,913	1,935,417
Series 2021-4A A1 0.93% (LIBOR03M + 0.80%) 10/15/29	900,000	899,937
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	2,831,387	2,863,622
•Series 2020-PTA A2B 0.95% (LIBOR01M + 0.85%) 9/15/54	5,352,256	5,411,368
SoFi Professional Loan Program LLC
Series 2016-F A2 3.02% 2/25/40	952,939	973,327
Series 2017-D A2FX 2.65% 9/25/40	497,884	503,621
•Sound Point CLO XII Ltd. Series 2016-2A AR2 1.18% (LIBOR03M + 1.05%) 10/20/28	1,852,079	1,852,175
•TCW CLO Ltd. Series 2018-1A A1R 1.12% (LIBOR03M + 0.97%) 4/25/31	4,700,000	4,700,498
•Tikehau CLO DAC Series 2015-1A ARR 0.87% (EURIBOR03M + 0.87%) 8/4/34	3,900,000	4,439,815
•Toro European CLO 4 DAC Series 6A AR 0.92% (EURIBOR03M + 0.92%) 1/12/32	3,000,000	3,400,781
•Towd Point Mortgage Trust
Series 2019-4 A1 2.90% 10/25/59	3,259,922	3,322,641
Series 2019-HY2 A1 1.10% (LIBOR01M + 1.00%) 5/25/58	1,320,607	1,325,563
Series 2019-MH1 A1 3.00% 11/25/58	1,338,923	1,354,323
Series 2020-1 A1 2.71% 1/25/60	1,949,430	1,980,368
Series 2020-2 A1A 1.64% 4/25/60	5,688,651	5,651,033

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture XVII CLO Ltd. Series 2014-17A ARR 1.00% (LIBOR03M + 0.88%) 4/15/27	3,909,827	$ 3,909,878
•Venture XXVI CLO Ltd. Series 2017-26A AR 1.23% (LIBOR03M + 1.10%) 1/20/29	1,400,000	1,399,023
Total Non-Agency Asset-Backed Securities (Cost $128,568,329)		127,360,616
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–6.16%
•Avon Finance No. PLC Series 2A A 0.95% (SONIA03M IR + 0.90%) 9/20/48	3,312,065	4,492,626
•Bear Stearns ARM Trust Series 2003-1 5A1 2.12% 4/25/33	26,955	25,705
•Canada Square Funding PLC Series 2020-2 A 1.30% (SONIA03M IR + 1.25%) 12/17/57	1,917,691	2,622,647
•Canterbury Finance No. PLC Series 1 A2 1.40% (SONIA03M IR + 1.35%) 5/16/56	2,832,783	3,864,900
Cheshire PLC 0.99% 8/20/45	2,488,096	3,375,056
•CRSNT Trust 0.93% (LIBOR01M + 0.82%) 4/15/36	4,500,000	4,492,496
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 2A3 2.12% 7/25/33	2,039	2,027
•Finsbury Square PLC Series 2020-2A A 1.35% (SONIA03M IR + 1.30%) 6/16/70	2,706,556	3,690,494
•Gemgarto PLC Series 2021-1A A 0.64% (SONIA03M IR + 0.59%) 12/16/67	1,878,134	2,545,646
•Great Hall Mortgages No. 1 PLC Series 2006-1 A2B 0.15% (EURIBOR03M + 0.15%) 6/18/38	182,466	205,674
•GSR Mortgage Loan Trust Series 2005-5F 8A1 0.60% (LIBOR01M + 0.50%) 6/25/35	161,789	157,553
Hawksmoor Mortgage Funding PLC Series 2019-1X A 1.14% 5/25/53	1,215,304	1,649,294
•Hawksmoor Mortgages Series 2019-1A A 1.10% (SONIA03M IR + 1.05%) 5/25/53	3,216,980	4,365,778
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 1A 1.93% 5/25/33	6,721	$ 6,654
•MFA Trust
Series 2020-NQM2 A1 1.38% 4/25/65	1,209,531	1,211,913
Series 2021-RPL1 A1 1.13% 7/25/60	3,005,313	2,968,488
•New Residential Mortgage Loan Trust
Series 2018-3A A1 4.50% 5/25/58	493,550	532,902
Series 2019-RPL3 A1 2.75% 7/25/59	3,952,588	4,031,384
Series 2020-RPL1 A1 2.75% 11/25/59	3,319,945	3,369,810
•New York Mortgage Trust Series 2005-3 A1 0.58% (LIBOR01M + 0.48%) 2/25/36	225,062	222,394
φPretium Mortgage Credit Partners LLC Series 2021-RN1 A1 1.99% 2/25/61	2,067,378	2,045,729
•Resimac Bastille Trust Series 2021-2NCA A1A 0.75% (LIBOR01M + 0.65%) 2/3/53	3,555,015	3,553,231
•Sequoia Mortgage Trust Series 2004-6 A1 1.55% 7/20/34	4,862	4,723
Stratton Mortgage Funding 0.97% 7/20/60	886,068	1,201,377
Trinity Square PLC Series 2021-1A A 0.92% 7/15/59	3,270,405	4,438,228
•Verus Securitization Trust Series 2021-6 A1 1.63% 10/25/66	3,562,096	3,551,767
Total Non-Agency Collateralized Mortgage Obligations (Cost $57,637,154)		58,628,496
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–5.13%
•BSREP Commercial Mortgage Trust Series 2021-DC A 1.06% (LIBOR01M + 0.95%) 8/15/38	3,700,000	3,695,374
•BX Series 2021-MFM1 A 0.81% (LIBOR01M + 0.70%) 1/15/34	4,400,000	4,365,640
•BXMT Ltd. Series 2020-FL3 A 1.56% (SOFR30A + 1.51%) 11/15/37	3,600,000	3,599,990
•GCT Commercial Mortgage Trust Series 2021-GCT A 0.91% (LIBOR01M + 0.80%) 2/15/38	900,000	896,507

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•GPMT Ltd. Series 2021-FL3 A 1.35% (LIBOR01M + 1.25%) 7/16/35		3,922,747	$ 3,921,060
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-FL12 A 2.45% (LIBOR01M + 1.45%) 12/15/31		1,419,806	1,403,808
•LUXE Trust Series 2021-TRIP A 1.16% (LIBOR01M + 1.05%) 10/15/38		4,000,000	3,995,608
•NYO Commercial Mortgage Trust Series 2021-1290 A 1.21% (LIBOR01M + 1.10%) 11/15/38		4,500,000	4,469,875
•One New York Plaza Trust Series 2020-1NYP A 1.06% (LIBOR01M + 0.95%) 1/15/36		3,000,000	2,998,187
•PFP Ltd. Series 2021-8 A 1.11% (LIBOR01M + 1.00%) 8/9/37		4,600,000	4,582,967
•Readycap Commercial Mortgage Series 2021-FL6 A 1.04% (LIBOR01M + 0.95%) 7/25/36		3,500,000	3,478,125
•SREIT Trust Series 2021-IND A 0.81% (LIBOR01M + 0.70%) 10/15/38		300,000	296,555
•STWD Mortgage Trust Series 2021-HTS A 1.16% (LIBOR01M + 1.05%) 4/15/34		4,600,000	4,600,981
Taurus UK DAC Series 2021-UK1A A 0.93% 5/17/31		2,581,043	3,498,405
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47		2,945,008	3,027,073
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $49,122,259)			48,830,155
ΔSOVEREIGN BONDS–4.20%
India—0.08%
•Export-Import Bank of India 1.16% (LIBOR03M + 1.00%) 8/21/22		750,000	751,462
			751,462
Israel—2.04%
Israel Government Bond 5.50% 1/31/22	ILS	57,200,000	19,408,572
			19,408,572
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan—0.90%
Japan Bank for International Cooperation 1.75% 1/23/23		8,500,000	$ 8,598,095
			8,598,095
Republic of Korea—1.18%
Export-Import Bank of Korea 1.12% 5/29/23	AUD	2,000,000	1,470,016
Industrial Bank of Korea 2.13% 10/23/24		9,500,000	9,742,535
			11,212,551
Total Sovereign Bonds (Cost $37,575,991)			39,970,680
SUPRANATIONAL BANK–0.28%
International Bank for Reconstruction & Development 0.85% 2/10/27		2,800,000	2,692,914
Total Supranational Bank (Cost $2,800,000)			2,692,914
U.S. TREASURY OBLIGATIONS–17.60%
×U.S. Treasury Notes
0.75% 11/15/24		134,600,000	133,842,875
1.00% 12/15/24		33,500,000	33,536,641
Total U.S. Treasury Obligations (Cost $167,296,340)			167,379,516

	Number of Contracts
OPTIONS PURCHASED–0.00%
Centrally Cleared–0.00%
Put Options–0.00%
U.S. Treasury 2 yr Notes Strike price $106.50, expiration date 1/21/22, notional amount $10,650,000	50	50
U.S. Treasury 2 yr Notes Strike price $107.50, expiration date 1/21/22, notional amount $182,750,000	850	850
		900
Total Options Purchased (Cost $7,461)		900

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.54%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	5,174,198	$ 5,174,198
Total Money Market Fund (Cost $5,174,198)		5,174,198

	Principal Amount°
SHORT-TERM INVESTMENTS—0.58%
U.S. Treasury Obligations–0.10%
≠U.S. Treasury Bills
0.04% 1/4/22	343,000	342,999
0.05% 1/4/22	600,000	599,998
		942,997
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement–0.48%
BNP Paribas 0.03%, dated 12/31/21, to be repurchased on 1/3/22, repurchase price $4,600,000(collateralized by U.S. government obligation 2.50% 5/15/24; market value $4,679,297	4,600,000	$ 4,600,000
		4,600,000
Total Short-Term Investments (Cost $5,542,997)		5,542,997

TOTAL INVESTMENTS–109.27% (Cost $1,037,526,940)	1,039,369,640

Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN –(0.01)%

Over-The-Counter–(0.01)%

PUT SWAPTIONS WRITTEN–(0.01)%
✢Markit CDX.NA.IG.S37.V1 Strike price $0.80, expiration date 1/19/22, notional amount $31,200,000MSC	(39,000,000)	(1,566)
✢Markit CDX.NA.IG.S37.V1 Strike price $0.90, expiration date 3/16/22, notional amount $60,660,000GSI	(67,400,000)	(21,620)
✢Markit CDX.NA.IG.S37.V1 Strike price $1.00, expiration date 3/16/22, notional amount $32,500,000GSI	(32,500,000)	(7,596)
✢Markit CDX.NA.IG.S37.V1 Strike price $1.00, expiration date 3/16/22, notional amount $73,300,000MSC	(73,300,000)	(17,132)
		(47,914)
Total Options Written (Premium received $(253,214))		(47,914)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(9.26%)	(88,154,394)
NET ASSETS APPLICABLE TO 96,569,427 SHARES OUTSTANDING–100.00%	$951,167,332
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND STANDARD CLASS ($135,986,390 / 13,800,488 Shares)	$9.854
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND SERVICE CLASS ($815,180,942 / 82,768,939 Shares)	$9.849
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$962,034,595
Distributable earnings/(accumulated loss)	(10,867,263)
TOTAL NET ASSETS	$951,167,332

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
× Fully or partially pledged as collateral for derivatives.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
✢ Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
★ Includes $1,729,000 cash collateral held at broker for futures contracts, $3,508,519 cash collateral held at brokers for centrally cleared swap contracts, $6,197 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $275,793 variation margin due from brokers on centrally cleared swap contracts, $1,120,029 payable for fund shares redeemed, $79,784 other accrued expenses payable, $544,992 due to manager and affiliates and $1,215,553 variation margin due to broker on futures contracts as of December 31, 2021.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2021:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	CAD	(36,456,000)	USD	28,507,533	1/7/22	$—	$ (312,465)
BNP	EUR	(42,542,000)	USD	48,289,046	1/4/22	—	(148,773)
BNP	GBP	(27,086,000)	USD	36,119,498	1/7/22	—	(542,214)
JPMC	AUD	(20,207,000)	USD	14,480,288	1/7/22	—	(221,598)
JPMC	ILS	(60,359,731)	USD	18,360,799	1/31/22	—	(1,056,353)
JPMC	JPY	534,000,000	USD	(4,704,130)	1/7/22	—	(61,644)
Total Foreign Currency Exchange Contracts						$—	$(2,343,047)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
637	Bank Acceptance	$ 123,678,564	$ 124,637,568	12/19/22	$ —	$ (959,004)
1,295	Bank Acceptance	250,999,348	252,514,034	3/13/23	—	(1,514,686)
(4)	U.S. Treasury 10 yr Notes	(521,875)	(518,619)	3/22/22	—	(3,256)
(320)	U.S. Treasury 10 yr Ultra Notes	(46,860,000)	(46,286,516)	3/22/22	—	(573,484)
1,392	U.S. Treasury 2 yr Notes	303,695,251	304,296,282	3/31/22	—	(601,031)
(1,668)	U.S. Treasury 5 yr Notes	(201,788,907)	(201,845,540)	3/31/22	56,633	—
Total Futures Contracts					$56,633	$(3,651,461)
LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Reverse Repurchase Agreements
Counterparty [3]	Interest Rate	Trade Date	Maturity Date	Principal Amount	Face Value Including Accrued Interest
JPMC-collateralized U.S. Treasury Notes 0.75% 11/15/24; market value $3,774,648	0.06%	12/23/21	1/3/22	$ (3,681,500)	$ (3,681,589)
JPMC-collateralized U.S. Treasury Notes 0.75% 11/15/24; market value $90,591,540	0.05%	12/21/21	1/4/22	(90,972,000)	(90,974,232)
Total Total Reverse Repurchase Agreements				$(94,653,500)	$(94,655,821)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[4]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.36-Quarterly [5]	70,500,000	(1.00%)	6/20/26	$(1,745,264)	$(1,590,317)	$—	$(154,947)
CDX.NA.IG.37-Quarterly [5]	100,600,000	(1.00%)	12/20/26	(2,491,012)	(2,348,749)	—	(142,263)
Total CDS Contracts					$(3,939,066)	$—	$(297,210)
Swap Contracts
Interest Rate Floating Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount[4]	Floating Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
OIS IRS LIBOR03M/LIBOR01M-Quarterly	24,400,000	(0.21%) [6]	0.10% [7]	1/13/23	$(9,596)	$—	$—	$(9,596)
OIS IRS LIBOR03M/LIBOR01M-Quarterly	18,600,000	(0.21%) [6]	0.10% [7]	1/13/23	(7,408)	—	—	(7,408)
Total IRS Contracts						$—	$—	$(17,004)
The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
[3] See Note 1 in Notes to Financial Statements.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[5] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] Rate resets based on LIBOR03M.
[7] Rate resets based on LIBOR01M.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
BNP–BNP Paribas
CAD–Canadian Dollar
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSC–Morgan Stanley & Co.
OIS–Overnight Index Swap
PJSC–Public Joint Stock Company
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SONIA03M–Sterling Overnight Index Average Offered Rate GBP 3 Month
SOFR30A–Secured Overnight Financing Rate 30 Days Average
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 14,524,951
EXPENSES:
Management fees	4,628,837
Distribution fees-Service Class	1,968,789
Shareholder servicing fees	256,161
Accounting and administration expenses	174,128
Professional fees	74,693
Custodian fees	45,098
Pricing fees	27,480
Reports and statements to shareholders	25,063
Trustees’ fees and expenses	19,470
Consulting fees	2,853
Interest expense on reverse repurchase agreements	872
Other	16,611
7,240,055
Less:
Management fees waived	(303,512)
Expenses reimbursed	(74,643)
Total operating expenses	6,861,900
NET INVESTMENT INCOME	7,663,051
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,895,610)
Foreign currencies	(636,720)
Foreign currency exchange contracts	5,927,895
Futures contracts	2,448,485
Options purchased	(68,739)
Options written	139,309
Swap contracts	(6,755,408)
Net realized loss	(1,840,788)
Net change in unrealized appreciation (depreciation) of:
Investments	(15,561,343)
Foreign currencies	33,043
Foreign currency exchange contracts	(1,136,744)
Futures contracts	(3,909,546)
Options purchased	4,414
Options written	205,300
Swap contracts	6,500,081
Net change in unrealized appreciation (depreciation)	(13,864,795)
NET REALIZED AND UNREALIZED LOSS	(15,705,583)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (8,042,532)
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,663,051	$ 13,000,684
Net realized gain (loss)	(1,840,788)	17,084,743
Net change in unrealized appreciation (depreciation)	(13,864,795)	2,326,297
Net increase (decrease) in net assets resulting from operations	(8,042,532)	32,411,724
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,575,805)	(3,365,441)
Service Class	(7,915,736)	(12,432,909)
Return of capital:
Standard Class	(691,673)	(311,262)
Service Class	(3,474,477)	(1,099,046)
	(13,657,691)	(17,208,658)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,454,120	23,258,292
Service Class	354,244,395	330,641,011
Reinvestment of dividends and distributions:
Standard Class	2,267,478	3,676,703
Service Class	11,390,213	13,531,955
	389,356,206	371,107,961
Cost of shares redeemed:
Standard Class	(52,000,999)	(255,825,564)
Service Class	(252,208,950)	(198,711,633)
	(304,209,949)	(454,537,197)
Increase (decrease) in net assets derived from capital share transactions	85,146,257	(83,429,236)
NET INCREASE (DECREASE) IN NET ASSETS	63,446,034	(68,226,170)
NET ASSETS:
Beginning of year	887,721,298	955,947,468
End of year	$ 951,167,332	$ 887,721,298
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.085	$ 9.900	$ 9.882	$ 10.010	$ 10.018
Income (loss) from investment operations:
Net investment income[1]	0.105	0.166	0.242	0.225	0.165
Net realized and unrealized gain (loss)	(0.170)	0.238	0.089	(0.111)	0.005
Total from investment operations	(0.065)	0.404	0.331	0.114	0.170
Less dividends and distributions from:
Net investment income	(0.115)	(0.153)	(0.313)	(0.242)	(0.178)
Net realized gain	—	(0.048)	—	—	—
Return of capital	(0.051)	(0.018)	—	—	—
Total dividends and distributions	(0.166)	(0.219)	(0.313)	(0.242)	(0.178)
Net asset value, end of period	$ 9.854	$ 10.085	$ 9.900	$ 9.882	$ 10.010
Total return[2]	(0.64%)	4.09%	3.37%	1.16%	1.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,986	$167,331	$390,993	$493,734	$653,369
Ratio of expenses to average net assets[3]	0.53%	0.54%	0.54%	0.76%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.57%	0.58%	0.58%	0.80%	0.75%
Ratio of net investment income to average net assets[4]	1.04%	1.64%	2.41%	2.25%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.60%	2.37%	2.21%	1.60%
Portfolio turnover	461%	852%	715%	2,370%	1,302%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 was 0.53%, 0.54%, 0.54%, 0.54%, and 0.54%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, was 1.04%, 1.64%, 2.41%, 2.47%, and 1.81% respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.080	$ 9.898	$ 9.881	$ 10.011	$ 10.019
Income (loss) from investment operations:
Net investment income[1]	0.079	0.140	0.217	0.200	0.140
Net realized and unrealized gain (loss)	(0.168)	0.238	0.088	(0.111)	0.005
Total from investment operations	(0.089)	0.378	0.305	0.089	0.145
Less dividends and distributions from:
Net investment income	(0.099)	(0.132)	(0.288)	(0.219)	(0.153)
Net realized gain	—	(0.048)	—	—	—
Return of capital	(0.043)	(0.016)	—	—	—
Total dividends and distributions	(0.142)	(0.196)	(0.288)	(0.219)	(0.153)
Net asset value, end of period	$ 9.849	$ 10.080	$ 9.898	$ 9.881	$ 10.011
Total return[2]	(0.89%)	3.83%	3.11%	0.90%	1.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$815,181	$720,390	$564,954	$516,059	$434,449
Ratio of expenses to average net assets[3]	0.78%	0.79%	0.79%	1.01%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.82%	0.83%	0.83%	1.05%	1.00%
Ratio of net investment income to average net assets[4]	0.79%	1.39%	2.16%	2.00%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.75%	1.35%	2.12%	1.96%	1.35%
Portfolio turnover	461%	852%	715%	2,370%	1,302%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 was 0.78%, 0.79%, 0.79%, 0.79%, and 0.79%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 , was 0.79%, 1.39%, 2.16%, 2.22%, and 1.56%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts, interest rate swap contracts and interest rate swap option contracts (“Swaptions”) are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign
LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP PIMCO Low Duration Bond Fund is $1,468,898 and $1,444,610 respectively.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of December 31, 2021, there were no open repurchase agreements.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At December 31, 2021, the Fund pledged $94,366,188 in securities as collateral for reverse repurchase agreements.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a
LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
management fee at an annual rate of 0.50% of the Fund's average daily net assets.   Effective October 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% on the first $500 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to October 1, 2021, the waiver amount was 0.05% of the Fund’s average daily net assets in excess of $500 million.
Effective October 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.50% of the Fund’s average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1,2021, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.54% the Fund’s average daily net assets for the Standard Class and 0.79% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 54,076	$ 150,231	$ 74,643	$ 278,950
Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$53,613
Legal	8,673
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,204 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 6,197
Management fees payable to LIAC	350,792
Distribution fees payable to LFD	170,988
Shareholder servicing fees payable to Lincoln Life	23,212
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the
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LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $46,923,389 and securities sales of $58,883,401, which resulted in net realized gains of $790,778.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 359,434,772
Purchases of U.S. government securities	3,990,873,170
Sales other than U.S. government securities	291,160,476
Sales of U.S. government securities	3,898,830,241
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,040,351,390
Aggregate unrealized appreciation of investments and derivatives	$ 10,492,730
Aggregate unrealized depreciation of investments and derivatives	(13,753,311)
Net unrealized depreciation of investments and derivatives	$ (3,260,581)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Asset-Backed Security	$ —	$ 516,378	$—	$ 516,378
Agency Collateralized Mortgage Obligations	—	56,783,162	—	56,783,162
Agency Commercial Mortgage-Backed Securities	—	51,224,550	—	51,224,550
Agency Obligations	—	13,764,883	—	13,764,883
Corporate Bonds	—	452,945,620	—	452,945,620
Municipal Bonds	—	8,554,575	—	8,554,575
Non-Agency Asset-Backed Securities	—	127,360,616	—	127,360,616
Non-Agency Collateralized Mortgage Obligations	—	58,628,496	—	58,628,496
Non-Agency Commercial Mortgage-Backed Securities	—	48,830,155	—	48,830,155
Sovereign Bonds	—	39,970,680	—	39,970,680
Supranational Bank	—	2,692,914	—	2,692,914
U.S. Treasury Obligations	—	167,379,516	—	167,379,516
Options Purchased	900	—	—	900
Money Market Fund	5,174,198	—	—	5,174,198
Short-Term Investments	—	5,542,997	—	5,542,997
Total Investments	$5,175,098	$1,034,194,542	$—	$1,039,369,640
Derivatives:

Assets:
Futures Contract	$ 56,633	$ —	$—	$ 56,633
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (2,343,047)	$—	$ (2,343,047)
Futures Contracts	$(3,651,461)	$ —	$—	$ (3,651,461)
Reverse Repurchase Agreements	$ —	$(94,653,500)	$—	$(94,653,500)
Swap Contracts	$ —	$ (314,214)	$—	$ (314,214)
Options Written	$ —	$ (47,914)	$—	$ (47,914)
There were no Level 3 investments at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, mark-to-market of futures contracts, mark-to-market of forward contracts, tax treatment of SWAPs, mark-to-market of options contracts, straddle loss deferrals and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$9,491,541	$15,798,350
Return of capital	4,166,150	1,410,308
Total	$13,657,691	$17,208,658
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (5,528,961)
Other temporary differences	(1,147,809)
Net unrealized depreciation	(4,190,493)
Distributable earnings/(accumulated loss)	$(10,867,263)
LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to Adjustments to the Prior Period Accumulated Balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(243,604)	$243,604
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$5,528,961	$5,528,961
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,130,576	2,284,634
Service Class	35,212,283	32,809,685
Shares reinvested:
Standard Class	230,107	364,749
Service Class	1,156,367	1,343,378
	38,729,333	36,802,446
Shares redeemed:
Standard Class	(5,152,377)	(25,551,907)
Service Class	(25,063,920)	(19,766,638)
	(30,216,297)	(45,318,545)
Net increase (decrease)	8,513,036	(8,516,099)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2021, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund pledged $1,738,931 in securities and $1,729,000 in cash as collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2021, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2021, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to generate income and to facilitate investments in portfolio securities.
Swap Contracts–The Fund may enter into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized
LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
At December 31, 2021, the Fund pledged $781,823 in securities as collateral for open swap contracts. The Fund pledged $1,462,000 of cash collateral to Morgan Stanley as collateral for open swap contracts. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.
LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(2,343,047)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	56,633	Liabilities net of receivables and other assets	(3,651,461)
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	900	Liabilities net of receivables and other assets	—
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(47,914)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(297,210)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(17,004)
Total		$57,533		$(6,356,636)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 5,927,895	$(1,136,744)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,448,485	(3,909,546)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(68,739)	4,414
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	139,309	205,300
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,966,954)	1,655,124
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(4,788,454)	4,844,957
Total		$ 1,691,542	$ 1,663,505
LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$18,550,058	$150,134,123
Futures contracts (average notional value)	773,141,326	201,720,979
Options contracts (average value)	2,763	37,223
CDS contracts (average notional value)*	28,668,063	69,915,385
Interest rate swap contracts (average notional value)**	—	46,446,154

*Long represents buying protection and short represents selling protection.
**Long represents paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2021, the Fund posted securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
BNP Paribas SA	$ 408,446
JPMorgan Chase Bank	1,318,440
Total	$1,726,886
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$—	$(1,003,452)	$(1,003,452)
Goldman Sachs International	—	(29,216)	(29,216)
JPMorgan Chase Bank	—	(1,339,595)	(1,339,595)
Morgan Stanley Capital	—	(18,698)	(18,698)
Total	$—	$(2,390,961)	$(2,390,961)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$(1,003,452)	$—	$—	$ 408,446	$—	$(595,006)
Goldman Sachs International	(29,216)	—	—	—	—	(29,216)
JPMorgan Chase Bank	(1,339,595)	—	—	1,318,440	—	(21,155)
Morgan Stanley Capital	(18,698)	—	—	—	—	(18,698)
Total	$(2,390,961)	$—	$—	$1,726,886	$—	$(664,075)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Repurchase Agreements
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2021, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
Counterparty	Repurchase Agreement	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure[1]
BNP Paribas	$4,600,000	$(4,679,297)	$—	$(4,679,297)	$(79,297)
Total	$4,600,000	$(4,679,297)	$—	$(4,679,297)	$(79,297)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
Reverse repurchase agreements
Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty, the Fund is considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2021, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:
Counterparty	Reverse Repurchase Agreement	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$(94,655,821)	$94,366,188	$—	$(289,633)
Total	$(94,655,821)	$94,366,188	$—	$(289,633)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund–31

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP PIMCO Low Duration Bond Fund–32

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a "Fund" and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023. The Board noted that the net investment management
LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023 and an expense limitation for the Fund through April 30, 2023. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the LVIP PIMCO Low Duration Bond Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the investment professionals and PIMCO’s investment strategy and resources. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP PIMCO Low Duration Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofA 1-3 Year US Treasury Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one- and three-year periods, and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint, and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that PIMCO had agreed to a reduced subadvisory fee effective September 2021, that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by PIMCO as to any additional benefits it receives and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP PIMCO Low Duration Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP PIMCO Low Duration Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP PIMCO Low Duration Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP PIMCO Low Duration Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund–39

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 26.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its benchmark. During calendar year 2021, exposure to value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
Due to elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,608 for the Standard Class shares and to $24,844 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $35,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 26.98%
Five Years	+ 15.49%
Inception (5/1/13)	+ 11.45%
Service Class Shares
One Year	+ 26.54%
Five Years	+ 15.08%
Inception (5/1/13)	+ 11.07%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,107.10	0.10%	$0.53
Service Class Shares	1,000.00	1,105.20	0.45%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.77%
Equity Funds	95.08%
Money Market Fund	4.69%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.77%
Equity Funds–95.08%
✠Fidelity ® --
VIP Contrafund® Portfolio	7,268,358	$ 395,035,264
VIP Equity-Income Portfolio	6,602,885	172,665,433
		567,700,697
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.69%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	28,032,729	$ 28,032,729
		28,032,729
Total Investment Companies (Cost $395,521,188)		595,733,426

TOTAL INVESTMENTS–99.77% (Cost $395,521,188)	595,733,426
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,350,710
NET ASSETS APPLICABLE TO 32,019,230 SHARES OUTSTANDING–100.00%	$597,084,136
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($153,544 / 8,222 Shares)	$18.674
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($596,930,592 / 32,011,008 Shares)	$18.648
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$344,156,782
Distributable earnings/(accumulated loss)	252,927,354
TOTAL NET ASSETS	$597,084,136

✠ Initial Class.
★ Includes $1,540,258 cash collateral held at broker for futures contracts, $22,082 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $38,899,378 payable for securities purchased, $279,156 payable for fund shares redeemed, $32,332 other accrued expenses payable, $227,923 due to manager and affiliates and $81,987 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$ 84,569	$ 82,553	3/14/22	$ 2,016	$ —
1	Euro	142,531	141,590	3/14/22	941	—
1	Japanese Yen	108,725	110,000	3/14/22	—	(1,275)
					2,957	(1,275)
Equity Contracts:
8	E-mini MSCI Emerging Markets Index	490,520	495,460	3/18/22	—	(4,940)
116	E-mini S&P 500 Index	27,599,300	27,134,396	3/18/22	464,904	—
4	Euro STOXX 50 Index	195,253	190,966	3/18/22	4,287	—
1	FTSE 100 Index	99,134	98,188	3/18/22	946	—
1	Nikkei 225 Index (OSE)	250,196	249,590	3/10/22	606	—
					470,743	(4,940)
Total Futures Contracts					$473,700	$(6,215)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,394,804
EXPENSES:
Management fees	4,054,888
Distribution fees-Service Class	2,026,935
Shareholder servicing fees	167,988
Accounting and administration expenses	101,449
Professional fees	33,859
Reports and statements to shareholders	15,399
Trustees’ fees and expenses	12,075
Custodian fees	7,185
Consulting fees	3,324
Pricing fees	643
Other	8,423
6,432,168
Less:
Management fees waived	(3,620,435)
Expenses reimbursed	(234,492)
Total operating expenses	2,577,241
NET INVESTMENT INCOME	817,563
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	15,996,922
Distributions from investment companies	65,025,034
Futures contracts	6,781,106
Net realized gain	87,803,062
Net change in unrealized appreciation (depreciation) of:
Investments	47,925,980
Foreign currencies	(330)
Futures contracts	(105,985)
Net change in unrealized appreciation (depreciation)	47,819,665
NET REALIZED AND UNREALIZED GAIN	135,622,727
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,440,290
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 817,563	$ 1,343,529
Net realized gain	87,803,062	5,210,298
Net change in unrealized appreciation (depreciation)	47,819,665	79,158,537
Net increase in net assets resulting from operations	136,440,290	85,712,364
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,903)	(3,977)
Service Class	(21,071,429)	(12,874,993)
	(21,077,332)	(12,878,970)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	208	1,303
Service Class	40,860,879	71,594,572
Reinvestment of dividends and distributions:
Standard Class	5,903	3,977
Service Class	21,071,429	12,874,993
	61,938,419	84,474,845
Cost of shares redeemed:
Standard Class	(13,394)	(17,075)
Service Class	(110,347,194)	(79,029,868)
	(110,360,588)	(79,046,943)
Increase (decrease) in net assets derived from capital share transactions	(48,422,169)	5,427,902
NET INCREASE IN NET ASSETS	66,940,789	78,261,296
NET ASSETS:
Beginning of year	530,143,347	451,882,051
End of year	$ 597,084,136	$530,143,347
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 15.290	$ 13.110	$ 12.098	$ 13.486	$ 11.684
Income (loss) from investment operations:
Net investment income[2]	0.085	0.088	0.113	0.145	0.138
Net realized and unrealized gain (loss)	4.030	2.527	2.220	(0.878)	2.086
Total from investment operations	4.115	2.615	2.333	(0.733)	2.224
Less dividends and distributions from:
Net investment income	(0.243)	(0.089)	(0.157)	(0.175)	(0.336)
Net realized gain	(0.488)	(0.346)	(1.164)	(0.480)	(0.086)
Total dividends and distributions	(0.731)	(0.435)	(1.321)	(0.655)	(0.422)
Net asset value, end of period	$ 18.674	$ 15.290	$ 13.110	$ 12.098	$ 13.486
Total return[3]	26.98%	20.26%	20.04%	(5.85%)	19.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 153	$ 132	$ 124	$ 109	$ 138
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.77%	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets	0.49%	0.64%	0.87%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.18%)	(0.03%)	0.20%	0.41%	0.43%
Portfolio turnover	20%	16%	15%	43%	11%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 15.270	$ 13.100	$ 12.095	$ 13.479	$ 11.681
Income (loss) from investment operations:
Net investment income[2]	0.024	0.040	0.067	0.097	0.094
Net realized and unrealized gain (loss)	4.021	2.519	2.215	(0.874)	2.082
Total from investment operations	4.045	2.559	2.282	(0.777)	2.176
Less dividends and distributions from:
Net investment income	(0.179)	(0.043)	(0.113)	(0.127)	(0.292)
Net realized gain	(0.488)	(0.346)	(1.164)	(0.480)	(0.086)
Total dividends and distributions	(0.667)	(0.389)	(1.277)	(0.607)	(0.378)
Net asset value, end of period	$ 18.648	$ 15.270	$ 13.100	$ 12.095	$ 13.479
Total return[3]	26.54%	19.84%	19.62%	(6.18%)	18.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$596,931	$530,011	$451,758	$404,985	$474,108
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.12%	1.12%	1.11%	1.10%
Ratio of net investment income (loss) to average net assets	0.14%	0.29%	0.52%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.53%)	(0.38%)	(0.15%)	0.06%	0.08%
Portfolio turnover	20%	16%	15%	43%	11%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.625% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.095% of the Fund’s average daily net assets for the Standard Class and 0.445% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 158,896	$ 245,320	$ 234,492	$ 638,708
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$33,373
Legal	5,398
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,202 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 22,082
Management fees payable to LIAC	37,660
Distribution fees payable to LFD	175,701
Shareholder servicing fees payable to Lincoln Life	14,562
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$111,827,034
Sales	111,541,896
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$415,808,326
Aggregate unrealized appreciation of investments and derivatives	$179,925,706
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$179,925,706
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$595,733,426	$—	$—	$595,733,426
Derivatives:
Assets:
Futures Contracts	$ 473,700	$—	$—	$ 473,700
Liabilities:
Futures Contracts	$ (6,215)	$—	$—	$ (6,215)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$14,553,470	$1,343,865
Long-term capital gains	6,523,862	11,535,105
Total	$21,077,332	$12,878,970
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 726,651
Undistributed long-term capital gains	72,275,081
Other temporary differences	(1)
Net unrealized appreciation	179,925,623
Distributable earnings/(accumulated loss)	$252,927,354
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	12	99
Service Class	2,474,458	5,154,460
Shares reinvested:
Standard Class	317	283
Service Class	1,134,715	927,155
	3,609,502	6,081,997
Shares redeemed:
Standard Class	(759)	(1,218)
Service Class	(6,307,953)	(5,855,892)
	(6,308,712)	(5,857,110)
Net increase (decrease)	(2,699,210)	224,887
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$470,743	Receivables and other assets net of liabilities	$(4,940)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	2,957	Receivables and other assets net of liabilities	(1,275)
Total		$473,700		$(6,215)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,795,476	$(103,827)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,370)	(2,158)
Total		$6,781,106	$(105,985)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$27,853,394	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–23

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Structured Allocation Funds
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Allocation Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Index Allocation Fund returned 6.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Conservative Index Allocation Composite1, returned 6.88% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The LVIP SSGA Moderate Index Allocation Fund returned 10.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Moderate Index Allocation Composite3, returned 10.85% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (1.54)%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 11.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned 11.71% and its broad-based benchmark index, the S&P 500 Index5, returned 28.71%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The Funds operate in a fund of funds structure, investing all their assets in passive index-tracking mutual funds and exchange traded funds. The Funds are designed to have a strategic asset allocation that is in line with the Funds’ prospectus benchmarks. During the calendar year 2021, the performance of the LVIP SSGA Index Allocation Funds was mainly driven by the Funds’ asset allocation and their underlying holdings, while performing in line with their composite benchmarks for the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,420 for the Standard Class shares and to $17,964 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $19,410. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 6.37%
Five Years	+ 7.73%
Ten Years	+ 6.30%
Service Class Shares
One Year	+ 6.10%
Five Years	+ 7.46%
Ten Years	+ 6.03%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,987 for the Standard Class shares and to $21,446 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $23,138. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.39%
Five Years	+ 9.79%
Ten Years	+ 8.20%
Service Class Shares
One Year	+ 10.12%
Five Years	+ 9.52%
Ten Years	+ 7.93%

LVIP SSGA Allocation Funds–2

LVIP SSGA Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,389 for the Standard Class shares and to $22,811 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $24,638. For additional comparison, the S&P 500 Index would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.37%
Five Years	+ 10.53%
Ten Years	+ 8.87%
Service Class Shares
One Year	+ 11.09%
Five Years	+ 10.26%
Ten Years	+ 8.60%
1. The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Structured Allocation Fund returned 7.43% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Conservative Structured Allocation Composite1, returned 6.88% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
The LVIP SSGA Moderate Structured Allocation Fund returned 12.15% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Moderate Structured Allocation Composite3, returned 10.85% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (1.54)%.
The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned 13.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Moderately Aggressive Structured Allocation Composite4, returned 11.71% and its broad-based benchmark index, the S&P 500 Index5, returned 28.71%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The Funds operate in a fund of funds structure, investing all their assets in mutual funds and exchange traded funds. The performance of the LVIP SSGA Structured Allocation Funds and their underlying sleeves were impacted by market conditions and style factors during 2021. From a return standpoint, domestic equity markets broadly outperformed developed non-US and emerging market equities. The broad fixed income markets were largely negative for the year, however high yield and TIPS were sectors that posted positive results. The Funds primarily invest in passive equity and fixed income index funds but have a material allocation to rules-based funds which maintain a value and lower market capitalization bias. Allocations to these rules-based funds contributed to returns during the year as lower market capitalization and value biased equities outperformed their core and growth counterparts.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Structured Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,912 for the Standard Class shares and to $17,471 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $19,410. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 7.43%
Five Years	+ 6.89%
Ten Years	+ 6.00%
Service Class Shares
One Year	+ 7.17%
Five Years	+ 6.62%
Ten Years	+ 5.74%
LVIP SSGA Moderate Structured Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,123 for the Standard Class shares and to $20,603 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $23,138. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 12.15%
Five Years	+ 8.58%
Ten Years	+ 7.76%
Service Class Shares
One Year	+ 11.87%
Five Years	+ 8.31%
Ten Years	+ 7.50%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,156 for the Standard Class shares and to $21,611 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 12/31/11 through 12/31/21. The same $10,000 investment would have increased to $24,638. For additional comparison, the S&P 500 Index would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.68%
Five Years	+ 9.00%
Ten Years	+ 8.28%
Service Class Shares
One Year	+ 13.39%
Five Years	+ 8.73%
Ten Years	+ 8.01%
1. The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,022.20	0.20%	$1.02
Service Class Shares	1,000.00	1,020.90	0.45%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,031.30	0.21%	$1.08
Service Class Shares	1,000.00	1,030.10	0.46%	2.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.80	0.46%	2.35

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,028.80	0.21%	$1.07
Service Class Shares	1,000.00	1,027.50	0.46%	2.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,017.70	0.24%	$1.22
Service Class Shares	1,000.00	1,016.40	0.49%	2.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50
LVIP SSGA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,026.60	0.20%	$1.02
Service Class Shares	1,000.00	1,025.30	0.45%	2.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,025.10	0.21%	$1.07
Service Class Shares	1,000.00	1,023.80	0.46%	2.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	86.00%
Investment Companies	86.00%
Equity Funds	22.17%
Fixed Income Fund	49.65%
International Equity Fund	14.18%
Unaffiliated Investments	14.13%
Investment Companies	14.13%
Fixed Income Fund	10.01%
International Equity Fund	4.03%
Money Market Fund	0.09%
Total Investments	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.05%
Investment Companies	84.05%
Equity Funds	34.19%
Fixed Income Fund	29.68%
International Equity Fund	20.18%
Unaffiliated Investments	15.99%
Investment Companies	15.99%
Fixed Income Fund	9.97%
International Equity Fund	6.02%
Money Market Fund	0.00%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	85.01%
Investment Companies	85.01%
Equity Funds	38.16%
Fixed Income Fund	24.69%
International Equity Fund	22.16%
Unaffiliated Investments	15.18%
Investment Companies	15.18%
Fixed Income Fund	4.98%
International Equity Fund	10.02%
Money Market Fund	0.18%
Total Investments	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2021
LVIP SSGA Conservative Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.09%
Investment Companies	90.09%
Equity Funds	22.03%
Fixed Income Fund	50.20%
International Equity Funds	17.86%
Unaffiliated Investments	9.95%
Investment Companies	9.95%
Fixed Income Fund	9.94%
Money Market Fund	0.01%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderate Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.09%
Investment Companies	90.09%
Equity Funds	34.08%
Fixed Income Fund	30.17%
International Equity Funds	25.84%
Unaffiliated Investment	9.95%
Investment Company	9.95%
Fixed Income Fund	9.95%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.07%
Investment Companies	95.07%
Equity Funds	38.07%
Fixed Income Fund	25.17%
International Equity Funds	31.83%
Unaffiliated Investments	5.07%
Investment Companies	5.07%
Fixed Income Fund	4.98%
Money Market Fund	0.09%
Total Investments	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–86.00%
INVESTMENT COMPANIES–86.00%
Equity Funds–22.17%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	327,213	$ 4,962,841
LVIP SSGA S&P 500 Index Fund	920,825	27,703,027
LVIP SSGA Small-Cap Index Fund	83,159	3,296,087
		35,961,955
Fixed Income Fund–49.65%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,975,315	80,536,985
		80,536,985
International Equity Fund–14.18%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	2,049,520	22,991,515
		22,991,515
Total Affiliated Investments (Cost $108,409,927)		139,490,455

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–14.13%
INVESTMENT COMPANIES–14.13%
Fixed Income Fund–10.01%
SPDR® Portfolio TIPS ETF	515,347	$ 16,233,431
		16,233,431
International Equity Fund–4.03%
iShares Core MSCI Emerging Markets ETF	109,148	6,533,599
		6,533,599
Money Market Fund–0.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	151,179	151,179
		151,179
Total Unaffiliated Investments (Cost $19,663,901)		22,918,209

TOTAL INVESTMENTS–100.13% (Cost $128,073,828)	162,408,664
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(207,600)
NET ASSETS APPLICABLE TO 10,649,702 SHARES OUTSTANDING–100.00%	$162,201,064

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.05%
INVESTMENT COMPANIES–84.05%
Equity Funds–34.19%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,580,505	$ 39,138,515
LVIP SSGA S&P 500 Index Fund	5,125,396	154,197,526
LVIP SSGA Small-Cap Index Fund	655,852	25,995,357
		219,331,398
Fixed Income Fund–29.68%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	16,495,168	190,453,213
		190,453,213
International Equity Fund–20.18%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,543,251	129,492,191
		129,492,191
Total Affiliated Investments (Cost $375,775,414)		539,276,802

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.99%
INVESTMENT COMPANIES–15.99%
Fixed Income Fund–9.97%
SPDR® Portfolio TIPS ETF	2,030,350	$ 63,956,025
		63,956,025
International Equity Fund–6.02%
iShares Core MSCI Emerging Markets ETF	645,061	38,613,352
		38,613,352
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	40,060	40,060
		40,060
Total Unaffiliated Investments (Cost $88,445,179)		102,609,437

TOTAL INVESTMENTS–100.04% (Cost $464,220,593)	641,886,239
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(233,565)
NET ASSETS APPLICABLE TO 35,396,254 SHARES OUTSTANDING–100.00%	$641,652,674

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–85.01%
INVESTMENT COMPANIES–85.01%
Equity Funds–38.16%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,689,835	$ 40,796,724
LVIP SSGA S&P 500 Index Fund	4,960,912	149,249,051
LVIP SSGA Small-Cap Index Fund	732,457	29,031,645
		219,077,420
Fixed Income Fund–24.69%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	12,279,508	141,779,201
		141,779,201
International Equity Fund–22.16%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,344,520	127,262,823
		127,262,823
Total Affiliated Investments (Cost $326,841,777)		488,119,444

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.18%
INVESTMENT COMPANIES–15.18%
Fixed Income Fund–4.98%
SPDR® Portfolio TIPS ETF	907,257	$ 28,578,596
		28,578,596
International Equity Fund–10.02%
iShares Core MSCI Emerging Markets ETF	960,993	57,525,041
		57,525,041
Money Market Fund–0.18%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	1,044,295	1,044,295
		1,044,295
Total Unaffiliated Investments (Cost $72,581,949)		87,147,932

TOTAL INVESTMENTS–100.19% (Cost $399,423,726)	575,267,376
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(1,089,045)
NET ASSETS APPLICABLE TO 30,303,002 SHARES OUTSTANDING–100.00%	$574,178,331

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.09%
INVESTMENT COMPANIES–90.09%
Equity Funds–22.03%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	1,032,737	$ 15,127,522
LVIP SSGA Mid-Cap Index Fund	240,018	3,640,358
LVIP SSGA S&P 500 Index Fund	502,928	15,130,583
LVIP SSGA Small-Cap Index Fund	87,730	3,477,247
LVIP SSGA Small-Mid Cap 200 Fund	276,635	3,645,777
		41,021,487
Fixed Income Fund–50.20%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	8,098,103	93,500,697
		93,500,697
International Equity Funds–17.86%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	1,572,761	12,970,558
LVIP SSGA Emerging Markets 100 Fund	839,893	7,353,267
LVIP SSGA International Index Fund	1,153,755	12,942,822
		33,266,647
Total Affiliated Investments (Cost $136,826,408)		167,788,831

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–9.95%
INVESTMENT COMPANIES–9.95%
Fixed Income Fund–9.94%
SPDR® Portfolio TIPS ETF	587,449	$ 18,504,644
		18,504,644
Money Market Fund–0.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	13,575	13,575
		13,575
Total Unaffiliated Investments (Cost $16,181,733)		18,518,219

TOTAL INVESTMENTS–100.04% (Cost $153,008,141)	186,307,050
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(65,662)
NET ASSETS APPLICABLE TO 14,422,794 SHARES OUTSTANDING–100.00%	$186,241,388

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.09%
INVESTMENT COMPANIES–90.09%
Equity Funds–34.08%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	7,403,018	$ 108,439,409
LVIP SSGA Mid-Cap Index Fund	2,293,782	34,789,798
LVIP SSGA S&P 500 Index Fund	3,605,257	108,464,166
LVIP SSGA Small-Cap Index Fund	628,719	24,919,890
LVIP SSGA Small-Mid Cap 200 Fund	1,982,728	26,130,369
		302,743,632
Fixed Income Fund–30.17%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	23,219,422	268,091,447
		268,091,447
International Equity Funds–25.84%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	10,735,894	88,538,915
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,019,950	$ 52,704,665
LVIP SSGA International Index Fund	7,875,660	88,349,153
		229,592,733
Total Affiliated Investments (Cost $607,652,449)		800,427,812

UNAFFILIATED INVESTMENT–9.95%
INVESTMENT COMPANY–9.95%
Fixed Income Fund–9.95%
SPDR® Portfolio TIPS ETF	2,807,518	88,436,817
Total Unaffiliated Investment (Cost $78,488,657)		88,436,817

TOTAL INVESTMENTS–100.04% (Cost $686,141,106)	888,864,629
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(387,995)
NET ASSETS APPLICABLE TO 61,848,859 SHARES OUTSTANDING–100.00%	$888,476,634

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.07%
INVESTMENT COMPANIES–95.07%
Equity Funds–38.07%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	4,998,918	$ 73,224,156
LVIP SSGA Mid-Cap Index Fund	1,430,156	21,691,177
LVIP SSGA S&P 500 Index Fund	2,434,291	73,235,642
LVIP SSGA Small-Cap Index Fund	522,828	20,722,805
LVIP SSGA Small-Mid Cap 200 Fund	1,648,223	21,721,929
		210,595,709
Fixed Income Fund–25.17%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	12,059,302	139,236,701
		139,236,701
International Equity Funds–31.83%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	7,361,154	60,707,437
LVIP SSGA Emerging Markets 100 Fund	6,254,029	54,754,024
LVIP SSGA International Index Fund	5,400,336	60,580,964
		176,042,425
Total Affiliated Investments (Cost $395,337,871)		525,874,835

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–5.07%
INVESTMENT COMPANIES–5.07%
Fixed Income Fund–4.98%
SPDR® Portfolio TIPS ETF	874,848	$ 27,557,712
		27,557,712
Money Market Fund–0.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	511,847	511,847
		511,847
Total Unaffiliated Investments (Cost $25,024,716)		28,069,559

TOTAL INVESTMENTS–100.14% (Cost $420,362,587)	553,944,394
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(770,274)
NET ASSETS APPLICABLE TO 36,912,325 SHARES OUTSTANDING–100.00%	$553,174,120

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities
December 31, 2021
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$139,490,455	$539,276,802	$488,119,444	$167,788,831	$800,427,812	$525,874,835
Unaffiliated investments, at value	22,918,209	102,609,437	87,147,932	18,518,219	88,436,817	28,069,559
Receivable for fund shares sold	15,477	106,144	140,360	53,481	71,213	273,268
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,825	—	—	—	—	—
Prepaid expenses	483	1,935	1,741	574	2,734	1,687
Dividends and interest receivable	5	16	887	1	1	7
Receivable for securities sold	—	2,997	—	—	35,485	—
TOTAL ASSETS	162,430,454	641,997,331	575,410,364	186,361,106	888,974,062	554,219,356
LIABILITIES:
Payable for securities purchased	151,192	43,077	1,044,205	13,532	—	511,825
Due to manager and affiliates	45,804	166,205	142,880	62,268	287,866	170,148
Other accrued expenses payable	23,602	25,553	25,385	23,905	26,930	25,424
Payable for fund shares redeemed	8,792	109,822	19,563	20,013	147,089	337,839
Due to custodian	—	—	—	—	35,543	—
TOTAL LIABILITIES	229,390	344,657	1,232,033	119,718	497,428	1,045,236
TOTAL NET ASSETS	$162,201,064	$641,652,674	$574,178,331	$186,241,388	$888,476,634	$553,174,120
Affiliated investments, at cost	$108,409,927	$375,775,414	$326,841,777	$136,826,408	$607,652,449	$395,337,871
Unaffiliated investments, at cost	19,663,901	88,445,179	72,581,949	16,181,733	78,488,657	25,024,716
Standard Class:
Net Assets	$ 58,531,430	$308,832,085	$305,640,355	$ 24,304,171	$156,805,075	$140,459,172
Shares Outstanding	3,841,458	17,029,246	16,112,109	1,881,815	10,910,115	9,367,540
Net Asset Value Per Share	$ 15.237	$ 18.135	$ 18.970	$ 12.915	$ 14.372	$ 14.994
Service Class:
Net Assets	$103,669,634	$332,820,589	$268,537,976	$161,937,217	$731,671,559	$412,714,948
Shares Outstanding	6,808,244	18,367,008	14,190,893	12,540,979	50,938,744	27,544,785
Net Asset Value Per Share	$ 15.227	$ 18.121	$ 18.923	$ 12.913	$ 14.364	$ 14.983
LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$128,783,823	$459,697,958	$397,725,085	$153,492,231	$678,648,915	$422,729,730
Distributable earnings/(accumulated loss)	33,417,241	181,954,716	176,453,246	32,749,157	209,827,719	130,444,390
TOTAL NET ASSETS	$162,201,064	$641,652,674	$574,178,331	$186,241,388	$888,476,634	$553,174,120
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$2,494,972	$ 9,330,587	$ 8,341,267	$ 3,756,977	$ 18,974,184	$13,191,892
Dividends from unaffiliated investments	884,055	3,869,797	2,854,089	844,732	4,073,718	1,252,952
	3,379,027	13,200,384	11,195,356	4,601,709	23,047,902	14,444,844
EXPENSES:
Distribution fees-Service Class	251,335	801,365	653,007	404,331	1,864,742	1,047,573
Management fees	230,075	913,406	819,903	278,102	1,341,587	823,972
Accounting and administration expenses	54,822	85,912	81,589	57,102	105,846	82,034
Shareholder servicing fees	44,481	176,592	158,515	53,767	259,373	159,301
Professional fees	23,479	29,483	28,770	23,868	33,155	28,707
Custodian fees	5,471	12,269	8,596	7,247	19,472	14,595
Reports and statements to shareholders	4,186	10,470	9,547	4,522	15,872	9,221
Trustees’ fees and expenses	3,221	12,762	11,419	3,938	18,965	11,614
Consulting fees	2,434	2,692	2,644	2,450	2,826	2,625
Index fees	914	3,355	3,014	—	—	—
Pricing fees	128	138	128	134	124	114
Other	3,377	7,969	7,260	4,945	16,897	10,871
	623,923	2,056,413	1,784,392	840,406	3,678,859	2,190,627
Less:
Expenses reimbursed	(65,822)	—	—	—	—	—
Total operating expenses	558,101	2,056,413	1,784,392	840,406	3,678,859	2,190,627
NET INVESTMENT INCOME	2,820,926	11,143,971	9,410,964	3,761,303	19,369,043	12,254,217
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	1,958,497	8,644,662	6,947,889	5,127,830	29,949,604	17,258,517
Sale of unaffiliated investments	52,618	159,477	23,195	(1,670)	847	689
Distributions from affiliated investment companies	973,894	5,101,827	4,991,914	3,335,712	22,732,777	16,067,057
Net realized gain	2,985,009	13,905,966	11,962,998	8,461,872	52,683,228	33,326,263
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	3,467,473	34,494,593	37,652,666	445,014	27,312,661	22,893,571
Unaffiliated investments	(98,356)	(777,018)	(1,698,625)	195,041	941,573	294,067
Net change in unrealized appreciation (depreciation)	3,369,117	33,717,575	35,954,041	640,055	28,254,234	23,187,638
NET REALIZED AND UNREALIZED GAIN	6,354,126	47,623,541	47,917,039	9,101,927	80,937,462	56,513,901
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,175,052	$58,767,512	$57,328,003	$12,863,230	$100,306,505	$68,768,118
LVIP SSGA Allocation Funds–19

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–20

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,820,926	$ 2,323,646	$ 11,143,971	$ 8,669,362	$ 9,410,964	$ 7,525,766
Net realized gain	2,985,009	1,059,901	13,905,966	5,373,777	11,962,998	3,911,543
Net change in unrealized appreciation (depreciation)	3,369,117	11,422,845	33,717,575	56,883,795	35,954,041	50,324,962
Net increase in net assets resulting from operations	9,175,052	14,806,392	58,767,512	70,926,934	57,328,003	61,762,271
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,582,220)	(1,417,880)	(8,371,329)	(8,638,134)	(7,799,777)	(9,317,645)
Service Class	(2,644,215)	(2,640,565)	(8,268,732)	(9,198,858)	(6,328,104)	(8,349,970)
	(4,226,435)	(4,058,445)	(16,640,061)	(17,836,992)	(14,127,881)	(17,667,615)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,920,255	12,223,839	27,242,024	44,343,131	39,609,768	29,479,975
Service Class	18,893,189	28,869,559	38,705,930	27,426,939	29,064,232	20,905,694
Reinvestment of dividends and distributions:
Standard Class	1,582,220	1,417,880	8,371,329	8,638,134	7,799,777	9,317,645
Service Class	2,644,215	2,640,565	8,268,732	9,198,858	6,328,104	8,349,970
	34,039,879	45,151,843	82,588,015	89,607,062	82,801,881	68,053,284
Cost of shares redeemed:
Standard Class	(4,729,613)	(6,719,602)	(14,357,857)	(19,799,281)	(26,117,231)	(14,321,706)
Service Class	(19,204,644)	(24,071,605)	(41,931,833)	(42,625,969)	(33,468,230)	(38,530,616)
	(23,934,257)	(30,791,207)	(56,289,690)	(62,425,250)	(59,585,461)	(52,852,322)
Increase (decrease) in net assets derived from capital share transactions	10,105,622	14,360,636	26,298,325	27,181,812	23,216,420	15,200,962
NET INCREASE (DECREASE) IN NET ASSETS	15,054,239	25,108,583	68,425,776	80,271,754	66,416,542	59,295,618
NET ASSETS:
Beginning of year	147,146,825	122,038,242	573,226,898	492,955,144	507,761,789	448,466,171
End of year	$162,201,064	$147,146,825	$641,652,674	$573,226,898	$574,178,331	$507,761,789
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–21

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,761,303	$ 3,057,991	$ 19,369,043	$ 14,673,511	$ 12,254,217	$ 9,231,774
Net realized gain	8,461,872	2,599,926	52,683,228	13,456,979	33,326,263	6,536,410
Net change in unrealized appreciation (depreciation)	640,055	9,634,318	28,254,234	46,315,525	23,187,638	25,404,040
Net increase in net assets resulting from operations	12,863,230	15,292,235	100,306,505	74,446,015	68,768,118	41,172,224
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,087,957)	(892,280)	(8,570,019)	(6,190,956)	(8,084,246)	(5,515,317)
Service Class	(6,904,124)	(6,191,329)	(38,576,912)	(32,105,402)	(23,294,395)	(18,766,952)
	(7,992,081)	(7,083,609)	(47,146,931)	(38,296,358)	(31,378,641)	(24,282,269)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,456,127	2,180,202	12,059,629	19,423,217	13,986,610	18,231,141
Service Class	14,423,527	13,427,121	24,352,988	21,702,408	15,621,093	14,475,285
Reinvestment of dividends and distributions:
Standard Class	1,087,957	892,280	8,570,020	6,190,956	8,084,246	5,515,317
Service Class	6,904,124	6,191,329	38,576,911	32,105,402	23,294,395	18,766,952
	27,871,735	22,690,932	83,559,548	79,421,983	60,986,344	56,988,695
Cost of shares redeemed:
Standard Class	(5,064,561)	(2,844,504)	(8,889,211)	(11,728,595)	(9,005,744)	(12,182,730)
Service Class	(25,235,892)	(28,104,386)	(104,645,736)	(93,791,514)	(62,675,218)	(67,296,777)
	(30,300,453)	(30,948,890)	(113,534,947)	(105,520,109)	(71,680,962)	(79,479,507)
Increase (decrease) in net assets derived from capital share transactions	(2,428,718)	(8,257,958)	(29,975,399)	(26,098,126)	(10,694,618)	(22,490,812)
NET INCREASE (DECREASE) IN NET ASSETS	2,442,431	(49,332)	23,184,175	10,051,531	26,694,859	(5,600,857)
NET ASSETS:
Beginning of year	183,798,957	183,848,289	865,292,459	855,240,928	526,479,261	532,080,118
End of year	$186,241,388	$183,798,957	$ 888,476,634	$ 865,292,459	$553,174,120	$526,479,261
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.733	$ 13.532	$ 12.157	$ 13.090	$ 12.117
Income (loss) from investment operations:
Net investment income[1]	0.305	0.273	0.306	0.300	0.287
Net realized and unrealized gain (loss)	0.634	1.368	1.495	(0.867)	1.011
Total from investment operations	0.939	1.641	1.801	(0.567)	1.298
Less dividends and distributions from:
Net investment income	(0.322)	(0.294)	(0.319)	(0.307)	(0.288)
Net realized gain	(0.113)	(0.146)	(0.107)	(0.059)	(0.037)
Total dividends and distributions	(0.435)	(0.440)	(0.426)	(0.366)	(0.325)
Net asset value, end of period	$ 15.237	$ 14.733	$ 13.532	$ 12.157	$ 13.090
Total return[2]	6.37%	12.18%	14.83%	(4.34%)	10.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,531	$ 49,097	$ 38,885	$ 32,361	$ 29,018
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.26%	0.29%	0.35%	0.34%
Ratio of net investment income to average net assets	2.00%	1.97%	2.33%	2.32%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.91%	2.24%	2.17%	2.10%
Portfolio turnover	15%	31%	15%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–23

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.726	$ 13.528	$ 12.156	$ 13.086	$ 12.115
Income (loss) from investment operations:
Net investment income[1]	0.266	0.238	0.273	0.267	0.254
Net realized and unrealized gain (loss)	0.632	1.366	1.492	(0.864)	1.010
Total from investment operations	0.898	1.604	1.765	(0.597)	1.264
Less dividends and distributions from:
Net investment income	(0.284)	(0.260)	(0.286)	(0.274)	(0.256)
Net realized gain	(0.113)	(0.146)	(0.107)	(0.059)	(0.037)
Total dividends and distributions	(0.397)	(0.406)	(0.393)	(0.333)	(0.293)
Net asset value, end of period	$ 15.227	$ 14.726	$ 13.528	$ 12.156	$ 13.086
Total return[2]	6.10%	11.91%	14.54%	(4.57%)	10.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,670	$ 98,050	$ 83,153	$ 72,588	$ 79,324
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.51%	0.54%	0.60%	0.59%
Ratio of net investment income to average net assets	1.75%	1.72%	2.08%	2.07%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.66%	1.99%	1.92%	1.85%
Portfolio turnover	15%	31%	15%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 16.887	$ 15.344	$ 13.362	$ 14.659	$ 13.119
Income (loss) from investment operations:
Net investment income[1]	0.351	0.282	0.325	0.325	0.311
Net realized and unrealized gain (loss)	1.403	1.817	2.108	(1.255)	1.597
Total from investment operations	1.754	2.099	2.433	(0.930)	1.908
Less dividends and distributions from:
Net investment income	(0.399)	(0.343)	(0.342)	(0.324)	(0.313)
Net realized gain	(0.107)	(0.213)	(0.109)	(0.043)	(0.055)
Total dividends and distributions	(0.506)	(0.556)	(0.451)	(0.367)	(0.368)
Net asset value, end of period	$ 18.135	$ 16.887	$ 15.344	$ 13.362	$ 14.659
Total return[2]	10.39%	13.83%	18.24%	(6.27%)	14.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$308,832	$267,776	$208,502	$142,597	$122,827
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.24%	0.31%	0.30%
Ratio of net investment income to average net assets	1.96%	1.84%	2.21%	2.23%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.84%	2.18%	2.13%	2.10%
Portfolio turnover	10%	23%	10%	11%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–25

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 16.875	$ 15.337	$ 13.359	$ 14.653	$ 13.116
Income (loss) from investment operations:
Net investment income[1]	0.306	0.243	0.288	0.288	0.275
Net realized and unrealized gain (loss)	1.402	1.812	2.104	(1.251)	1.595
Total from investment operations	1.708	2.055	2.392	(0.963)	1.870
Less dividends and distributions from:
Net investment income	(0.355)	(0.304)	(0.305)	(0.288)	(0.278)
Net realized gain	(0.107)	(0.213)	(0.109)	(0.043)	(0.055)
Total dividends and distributions	(0.462)	(0.517)	(0.414)	(0.331)	(0.333)
Net asset value, end of period	$ 18.121	$ 16.875	$ 15.337	$ 13.359	$ 14.653
Total return[2]	10.12%	13.55%	17.94%	(6.50%)	14.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$332,821	$305,451	$284,453	$243,997	$255,446
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.49%	0.56%	0.55%
Ratio of net investment income to average net assets	1.71%	1.59%	1.96%	1.98%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.59%	1.93%	1.88%	1.85%
Portfolio turnover	10%	23%	10%	11%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 17.483	$ 15.891	$ 13.689	$ 15.191	$ 13.311
Income (loss) from investment operations:
Net investment income[1]	0.344	0.287	0.323	0.325	0.313
Net realized and unrealized gain (loss)	1.643	1.950	2.371	(1.466)	1.944
Total from investment operations	1.987	2.237	2.694	(1.141)	2.257
Less dividends and distributions from:
Net investment income	(0.405)	(0.389)	(0.353)	(0.315)	(0.314)
Net realized gain	(0.095)	(0.256)	(0.139)	(0.046)	(0.063)
Total dividends and distributions	(0.500)	(0.645)	(0.492)	(0.361)	(0.377)
Net asset value, end of period	$ 18.970	$ 17.483	$ 15.891	$ 13.689	$ 15.191
Total return[2]	11.37%	14.28%	19.73%	(7.42%)	16.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$305,640	$262,014	$214,176	$154,120	$141,716
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.24%	0.31%	0.31%
Ratio of net investment income to average net assets	1.84%	1.83%	2.13%	2.16%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.83%	2.10%	2.06%	2.06%
Portfolio turnover	12%	22%	13%	11%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–27

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 17.443	$ 15.860	$ 13.664	$ 15.164	$ 13.291
Income (loss) from investment operations:
Net investment income[1]	0.297	0.246	0.284	0.287	0.275
Net realized and unrealized gain (loss)	1.636	1.941	2.365	(1.461)	1.938
Total from investment operations	1.933	2.187	2.649	(1.174)	2.213
Less dividends and distributions from:
Net investment income	(0.358)	(0.348)	(0.314)	(0.280)	(0.277)
Net realized gain	(0.095)	(0.256)	(0.139)	(0.046)	(0.063)
Total dividends and distributions	(0.453)	(0.604)	(0.453)	(0.326)	(0.340)
Net asset value, end of period	$ 18.923	$ 17.443	$ 15.860	$ 13.664	$ 15.164
Total return[2]	11.09%	13.99%	19.43%	(7.66%)	16.67%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$268,538	$245,748	$234,290	$210,069	$204,497
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.49%	0.56%	0.56%
Ratio of net investment income to average net assets	1.59%	1.58%	1.88%	1.91%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.58%	1.85%	1.81%	1.81%
Portfolio turnover	12%	22%	13%	11%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–28

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.585	$ 11.966	$ 10.983	$ 12.054	$ 11.489
Income (loss) from investment operations:
Net investment income[1]	0.296	0.236	0.282	0.282	0.286
Net realized and unrealized gain (loss)	0.638	0.906	1.211	(0.882)	0.826
Total from investment operations	0.934	1.142	1.493	(0.600)	1.112
Less dividends and distributions from:
Net investment income	(0.497)	(0.256)	(0.323)	(0.348)	(0.411)
Net realized gain	(0.107)	(0.267)	(0.187)	(0.123)	(0.136)
Total dividends and distributions	(0.604)	(0.523)	(0.510)	(0.471)	(0.547)
Net asset value, end of period	$ 12.915	$ 12.585	$ 11.966	$ 10.983	$ 12.054
Total return[2]	7.43%	9.68%	13.64%	(5.01%)	9.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,304	$22,240	$ 21,161	$ 18,119	$17,372
Ratio of expenses to average net assets[3]	0.24%	0.24%	0.24%	0.23%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.24%	0.27%	0.33%	0.31%
Ratio of net investment income to average net assets	2.24%	1.99%	2.39%	2.38%	2.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	1.99%	2.36%	2.28%	2.27%
Portfolio turnover	17%	24%	13%	11%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–29

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.582	$ 11.966	$ 10.983	$ 12.051	$ 11.487
Income (loss) from investment operations:
Net investment income[1]	0.262	0.206	0.252	0.252	0.255
Net realized and unrealized gain (loss)	0.639	0.903	1.211	(0.880)	0.825
Total from investment operations	0.901	1.109	1.463	(0.628)	1.080
Less dividends and distributions from:
Net investment income	(0.463)	(0.226)	(0.293)	(0.317)	(0.380)
Net realized gain	(0.107)	(0.267)	(0.187)	(0.123)	(0.136)
Total dividends and distributions	(0.570)	(0.493)	(0.480)	(0.440)	(0.516)
Net asset value, end of period	$ 12.913	$ 12.582	$ 11.966	$ 10.983	$ 12.051
Total return[2]	7.17%	9.40%	13.36%	(5.25%)	9.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,937	$161,559	$162,687	$162,879	$198,858
Ratio of expenses to average net assets[3]	0.49%	0.49%	0.49%	0.48%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.49%	0.52%	0.58%	0.56%
Ratio of net investment income to average net assets	1.99%	1.74%	2.14%	2.13%	2.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	1.74%	2.11%	2.03%	2.02%
Portfolio turnover	17%	24%	13%	11%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–30

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.554	$ 12.950	$ 11.659	$ 13.162	$ 12.285
Income (loss) from investment operations:
Net investment income[1]	0.347	0.256	0.304	0.300	0.315
Net realized and unrealized gain (loss)	1.299	0.988	1.617	(1.229)	1.293
Total from investment operations	1.646	1.244	1.921	(0.929)	1.608
Less dividends and distributions from:
Net investment income	(0.696)	(0.317)	(0.363)	(0.400)	(0.518)
Net realized gain	(0.132)	(0.323)	(0.267)	(0.174)	(0.213)
Total dividends and distributions	(0.828)	(0.640)	(0.630)	(0.574)	(0.731)
Net asset value, end of period	$ 14.372	$ 13.554	$ 12.950	$ 11.659	$ 13.162
Total return[2]	12.15%	9.86%	16.57%	(7.12%)	13.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$156,805	$136,955	$116,658	$ 93,678	$ 93,340
Ratio of expenses to average net assets[3]	0.20%	0.21%	0.21%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.20%	0.21%	0.24%	0.30%	0.30%
Ratio of net investment income to average net assets	2.38%	2.05%	2.40%	2.40%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	2.05%	2.37%	2.30%	2.31%
Portfolio turnover	13%	21%	12%	11%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–31

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.546	$ 12.945	$ 11.655	$ 13.154	$ 12.280
Income (loss) from investment operations:
Net investment income[1]	0.310	0.224	0.272	0.288	0.282
Net realized and unrealized gain (loss)	1.297	0.984	1.615	(1.246)	1.290
Total from investment operations	1.607	1.208	1.887	(0.958)	1.572
Less dividends and distributions from:
Net investment income	(0.657)	(0.284)	(0.330)	(0.367)	(0.485)
Net realized gain	(0.132)	(0.323)	(0.267)	(0.174)	(0.213)
Total dividends and distributions	(0.789)	(0.607)	(0.597)	(0.541)	(0.698)
Net asset value, end of period	$ 14.364	$ 13.546	$ 12.945	$ 11.655	$ 13.154
Total return[2]	11.87%	9.59%	16.28%	(7.36%)	12.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$731,672	$728,337	$738,583	$721,976	$860,665
Ratio of expenses to average net assets[3]	0.45%	0.46%	0.46%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.45%	0.46%	0.49%	0.55%	0.55%
Ratio of net investment income to average net assets	2.13%	1.80%	2.15%	2.15%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	1.80%	2.12%	2.05%	2.06%
Portfolio turnover	13%	21%	12%	11%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–32

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.002	$ 13.483	$ 12.014	$ 13.646	$ 12.567
Income (loss) from investment operations:
Net investment income[1]	0.370	0.271	0.321	0.332	0.333
Net realized and unrealized gain (loss)	1.544	0.937	1.762	(1.447)	1.531
Total from investment operations	1.914	1.208	2.083	(1.115)	1.864
Less dividends and distributions from:
Net investment income	(0.786)	(0.337)	(0.380)	(0.435)	(0.558)
Net realized gain	(0.136)	(0.352)	(0.234)	(0.082)	(0.227)
Total dividends and distributions	(0.922)	(0.689)	(0.614)	(0.517)	(0.785)
Net asset value, end of period	$ 14.994	$ 14.002	$ 13.483	$ 12.014	$ 13.646
Total return[2]	13.68%	9.28%	17.43%	(8.20%)	14.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,459	$119,194	$103,328	$ 78,667	$ 76,979
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.24%	0.31%	0.30%
Ratio of net investment income to average net assets	2.42%	2.13%	2.45%	2.46%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	2.13%	2.42%	2.36%	2.36%
Portfolio turnover	15%	22%	13%	14%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–33

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.993	$ 13.477	$ 12.009	$ 13.636	$ 12.560
Income (loss) from investment operations:
Net investment income[1]	0.331	0.238	0.288	0.298	0.298
Net realized and unrealized gain (loss)	1.541	0.934	1.760	(1.443)	1.529
Total from investment operations	1.872	1.172	2.048	(1.145)	1.827
Less dividends and distributions from:
Net investment income	(0.746)	(0.304)	(0.346)	(0.400)	(0.524)
Net realized gain	(0.136)	(0.352)	(0.234)	(0.082)	(0.227)
Total dividends and distributions	(0.882)	(0.656)	(0.580)	(0.482)	(0.751)
Net asset value, end of period	$ 14.983	$ 13.993	$ 13.477	$ 12.009	$ 13.636
Total return[2]	13.39%	9.01%	17.14%	(8.43%)	14.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$412,715	$407,285	$428,752	$410,730	$489,278
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.49%	0.56%	0.55%
Ratio of net investment income to average net assets	2.17%	1.88%	2.20%	2.21%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	1.88%	2.17%	2.11%	2.11%
Portfolio turnover	15%	22%	13%	14%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2022	2023	2024	Total
LVIP SSGA Conservative Index Allocation Fund	$53,208	$76,618	$65,822	$ 195,648
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$8,871	$35,146	$31,505	$10,796	$51,995	$31,878
Legal	1,435	5,686	5,098	1,746	8,409	5,156
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$1,440	$4,080	$3,660	$1,519	$7,149	$3,276
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable due from LIAC	$ 5,825	$ —	$ —	$ —	$ —	$ —
Management fees payable to LIAC	20,169	80,274	71,839	23,514	111,872	69,297
Distribution fees payable to LFD	21,660	69,610	56,429	34,066	153,813	86,682
Printing and mailing fees payable to Lincoln Life	76	801	723	142	552	771
Shareholder servicing fees payable to Lincoln Life	3,899	15,520	13,889	4,546	21,629	13,398
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$1,720,473	$2,871,688	$1,516,128	$707,140	$ 357,002	$303,221
Sales	686,608	1,034,473	1,457,451	664,061	2,664,232	968,826
Net realized gain (loss)	3,817	17,510	(13,610)	440	2,441	(387)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-86.00%@
Equity Funds-22.17%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 4,443,931	$ 926,824	$ 1,207,794	$ 141,863	$ 658,017	$ 4,962,841	327,213	$ 53,299	$162,824
✧✧LVIP SSGA S&P 500 Index Fund	25,222,646	4,476,208	7,878,276	1,596,287	4,286,162	27,703,027	920,825	341,439	430,634
✧✧LVIP SSGA Small-Cap Index Fund	2,963,681	719,069	687,966	179,720	121,583	3,296,087	83,159	26,915	85,155
Fixed Income Fund-49.65%@
✧✧LVIP SSGA Bond Index Fund	73,224,744	18,462,712	7,912,243	(274,916)	(2,963,312)	80,536,985	6,975,315	1,507,731	295,281
International Equity Fund-14.18%@
✧✧LVIP SSGA International Index Fund	20,707,853	4,153,239	3,550,143	315,543	1,365,023	22,991,515	2,049,520	565,588	—
Total	$126,562,855	$ 28,738,052	$21,236,422	$ 1,958,497	$ 3,467,473	$139,490,455		$ 2,494,972	$ 973,894

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.05%@
Equity Funds-34.19%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 34,519,607	$ 4,451,662	$ 6,072,427	$ 651,039	$ 5,588,634	$ 39,138,515	2,580,505	$ 422,385	$1,293,294
✧✧LVIP SSGA S&P 500 Index Fund	138,303,558	13,635,451	30,449,810	6,673,099	26,035,228	154,197,526	5,125,396	1,909,476	2,424,586
✧✧LVIP SSGA Small-Cap Index Fund	23,018,912	3,948,838	3,325,642	818,102	1,535,147	25,995,357	655,852	213,317	676,731
Fixed Income Fund-29.68%@
✧✧LVIP SSGA Bond Index Fund	170,680,434	36,071,645	8,742,578	(241,870)	(7,314,418)	190,453,213	16,495,168	3,583,472	707,216
International Equity Fund-20.18%@
✧✧LVIP SSGA International Index Fund	114,888,530	14,729,672	9,520,305	744,292	8,650,002	129,492,191	11,543,251	3,201,937	—
Total	$ 481,411,041	$ 72,837,268	$ 58,110,762	$ 8,644,662	$ 34,494,593	$ 539,276,802		$ 9,330,587	$ 5,101,827

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-85.01%@
Equity Funds-38.16%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 35,636,553	$ 5,080,352	$ 6,446,840	$ 574,562	$ 5,952,097	$ 40,796,724	2,689,835	$ 440,493	$1,350,342
✧✧LVIP SSGA S&P 500 Index Fund	132,588,746	15,128,923	30,265,232	5,515,135	26,281,479	149,249,051	4,960,912	1,848,598	2,355,604
✧✧LVIP SSGA Small-Cap Index Fund	25,458,060	4,741,704	3,793,127	670,161	1,954,847	29,031,645	732,457	238,304	757,167
Fixed Income Fund-24.69%@
✧✧LVIP SSGA Bond Index Fund	125,878,702	30,156,777	8,647,108	(266,169)	(5,343,001)	141,779,201	12,279,508	2,666,788	528,801
International Equity Fund-22.16%@
✧✧LVIP SSGA International Index Fund	111,830,071	15,805,607	9,634,299	454,200	8,807,244	127,262,823	11,344,520	3,147,084	—
Total	$ 431,392,132	$ 70,913,363	$ 58,786,606	$ 6,947,889	$ 37,652,666	$ 488,119,444		$ 8,341,267	$ 4,991,914

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Conservative Structured Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.09%@
Equity Funds-22.03%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 14,851,213	$ 2,907,609	$ 4,831,327	$1,203,267	$ 996,760	$ 15,127,522	1,032,737	$ 317,569	$1,728,901
✧✧LVIP SSGA Mid-Cap Index Fund	3,830,763	444,240	1,325,860	258,072	433,143	3,640,358	240,018	38,351	121,404
✧✧LVIP SSGA S&P 500 Index Fund	14,822,322	1,271,044	4,343,737	2,108,486	1,272,468	15,130,583	502,928	177,042	232,862
✧✧LVIP SSGA Small-Cap Index Fund	3,960,265	638,474	1,594,880	585,353	(111,965)	3,477,247	87,730	29,275	98,952
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,956,707	1,273,666	1,916,688	419,850	(87,758)	3,645,777	276,635	65,267	798,798
Fixed Income Fund-50.20%@
✧✧LVIP SSGA Bond Index Fund	89,939,130	18,242,557	10,753,509	(345,192)	(3,582,289)	93,500,697	8,098,103	1,810,325	354,795
International Equity Funds-17.86%@
✧✧LVIP SSGA Developed International 150 Fund	13,295,879	1,932,901	3,363,039	257,006	847,811	12,970,558	1,572,761	572,008	—
✧✧LVIP SSGA Emerging Markets 100 Fund	7,824,354	1,365,356	2,108,200	146,677	125,080	7,353,267	839,893	416,527	—
✧✧LVIP SSGA International Index Fund	13,224,140	1,103,022	2,430,415	494,311	551,764	12,942,822	1,153,755	330,613	—
Total	$165,704,773	$ 29,178,869	$ 32,667,655	$ 5,127,830	$ 445,014	$167,788,831		$ 3,756,977	$ 3,335,712

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Structured Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.09%@
Equity Funds-34.08%@
✧✧LVIP SSGA Large Cap 100 Fund	$103,744,232	$ 15,716,460	$ 26,680,137	$ 6,828,987	$ 8,829,867	$108,439,409	7,403,018	$ 2,281,752	$12,421,865
✧✧LVIP SSGA Mid-Cap Index Fund	35,673,174	2,341,024	9,746,501	2,204,040	4,318,061	34,789,798	2,293,782	367,382	1,163,641
✧✧LVIP SSGA S&P 500 Index Fund	103,544,362	3,960,320	23,298,944	12,846,278	11,412,150	108,464,166	3,605,257	1,271,999	1,675,478
✧✧LVIP SSGA Small-Cap Index Fund	27,657,375	3,572,685	9,594,431	3,545,280	(261,019)	24,919,890	628,719	210,335	711,470
✧✧LVIP SSGA Small-Mid Cap 200 Fund	27,629,775	7,725,157	11,492,323	2,502,052	(234,292)	26,130,369	1,982,728	468,906	5,738,895
Fixed Income Fund-30.17%@
✧✧LVIP SSGA Bond Index Fund	251,281,799	54,031,219	26,088,675	(972,003)	(10,160,893)	268,091,447	23,219,422	5,203,324	1,021,428
International Equity Funds-25.84%@
✧✧LVIP SSGA Developed International 150 Fund	88,435,008	9,514,415	16,873,162	944,140	6,518,514	88,538,915	10,735,894	3,914,306	—
✧✧LVIP SSGA Emerging Markets 100 Fund	54,649,003	6,973,014	10,754,250	(75,424)	1,912,322	52,704,665	6,019,950	2,993,763	—
✧✧LVIP SSGA International Index Fund	87,967,451	4,008,706	10,731,209	2,126,254	4,977,951	88,349,153	7,875,660	2,262,417	—
Total	$ 780,582,179	$107,843,000	$145,259,632	$ 29,949,604	$ 27,312,661	$ 800,427,812		$18,974,184	$ 22,732,777

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.07%@
Equity Funds-38.07%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 67,946,652	$11,420,880	$16,299,377	$ 3,921,276	$ 6,234,725	$ 73,224,156	4,998,918	$ 1,535,909	$ 8,363,303
✧✧LVIP SSGA Mid-Cap Index Fund	21,568,026	1,656,638	5,489,469	1,168,227	2,787,755	21,691,177	1,430,156	228,350	720,534
✧✧LVIP SSGA S&P 500 Index Fund	67,828,235	4,637,543	15,305,920	7,096,141	8,979,643	73,235,642	2,434,291	856,335	1,117,163
✧✧LVIP SSGA Small-Cap Index Fund	22,293,284	3,279,135	7,473,501	2,486,644	137,243	20,722,805	522,828	174,346	586,853
✧✧LVIP SSGA Small-Mid Cap 200 Fund	22,259,696	6,602,468	8,839,347	1,793,224	(94,112)	21,721,929	1,648,223	388,601	4,756,058
Fixed Income Fund-25.17%@
✧✧LVIP SSGA Bond Index Fund	126,640,590	32,875,997	14,607,016	(534,911)	(5,137,959)	139,236,701	12,059,302	2,694,583	523,146
International Equity Funds-31.83%@
✧✧LVIP SSGA Developed International 150 Fund	58,797,195	7,287,204	10,246,633	472,817	4,396,854	60,707,437	7,361,154	2,674,328	—
✧✧LVIP SSGA Emerging Markets 100 Fund	55,058,639	7,860,771	9,890,949	(143,154)	1,868,717	54,754,024	6,254,029	3,093,909	—
✧✧LVIP SSGA International Index Fund	58,502,149	4,069,466	6,709,609	998,253	3,720,705	60,580,964	5,400,336	1,545,531	—
Total	$ 500,894,466	$ 79,690,102	$ 94,861,821	$17,258,517	$ 22,893,571	$ 525,874,835		$13,191,892	$16,067,057

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$31,602,357	$86,427,687	$86,209,863	$30,748,212	$118,438,104	$83,798,239
Sales	22,973,634	62,206,192	62,849,608	34,210,562	150,955,282	96,646,372
LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$131,492,896	$471,504,885	$408,523,158	$158,561,462	$708,196,245	$439,639,704
Aggregate unrealized appreciation of investments	$ 30,915,768	$170,381,354	$166,744,218	$ 27,745,588	$180,668,384	$114,304,690
Aggregate unrealized depreciation of investments	—	—	—	—	—	—
Net unrealized appreciation of investments	$ 30,915,768	$170,381,354	$166,744,218	$ 27,745,588	$180,668,384	$114,304,690
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$139,490,455	$539,276,802	$488,119,444	$167,788,831	$800,427,812	$525,874,835
LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Unaffiliated Investment Companies	$ 22,918,209	$102,609,437	$ 87,147,932	$ 18,518,219	$ 88,436,817	$ 28,069,559
Total Investments	$162,408,664	$641,886,239	$575,267,376	$186,307,050	$888,864,629	$553,944,394
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, return of capital distributions and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year ended December 31, 2021
Ordinary income	$3,755,117	$13,360,394	$11,820,729	$6,654,156	$39,589,420	$26,965,548
Long-term capital gains	471,318	3,279,667	2,307,152	1,337,925	7,557,511	4,413,093
Total	$4,226,435	$16,640,061	$14,127,881	$7,992,081	$47,146,931	$31,378,641
Year ended December 31, 2020
Ordinary income	$2,979,183	$10,733,894	$ 9,810,867	$4,306,500	$19,289,137	$11,890,043
Long-term capital gains	1,079,262	7,103,098	7,856,748	2,777,109	19,007,221	12,392,226
Total	$4,058,445	$17,836,992	$17,667,615	$7,083,609	$38,296,358	$24,282,269
LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed ordinary income	$ 16,276	$ 15,022	$ 23,981	$ —	$ —	$ —
Undistributed long-term capital gains	2,485,199	11,558,340	9,685,048	5,003,571	29,159,334	16,139,697
Other temporary differences	(2)	—	(1)	—	1	1
Net unrealized appreciation	30,915,768	170,381,354	166,744,218	27,745,588	180,668,384	114,304,690
Distributable earnings/(accumulated loss)	$33,417,241	$181,954,716	$176,453,246	$32,749,159	$209,827,719	$130,444,388
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	718,992	867,316	1,515,872	2,989,891	2,103,289	1,866,535
Service Class	1,242,052	2,119,120	2,158,362	1,785,089	1,559,056	1,372,902
Shares reinvested:
Standard Class	103,511	97,489	460,710	528,436	410,473	554,018
Service Class	173,084	181,932	455,490	564,691	333,884	499,498
	2,237,639	3,265,857	4,590,434	5,868,107	4,406,702	4,292,953
Shares redeemed:
Standard Class	(313,380)	(506,083)	(804,327)	(1,249,725)	(1,388,157)	(911,721)
Service Class	(1,265,309)	(1,789,236)	(2,347,530)	(2,795,383)	(1,790,475)	(2,556,038)
	(1,578,689)	(2,295,319)	(3,151,857)	(4,045,108)	(3,178,632)	(3,467,759)
Net increase (decrease)	658,950	970,538	1,438,577	1,822,999	1,228,070	825,194

LVIP SSGA Allocation Funds–45

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	415,894	181,049	820,221	1,556,954	911,211	1,380,601
Service Class	1,094,741	1,131,532	1,676,081	1,730,737	1,018,346	1,197,131
Shares reinvested:
Standard Class	83,792	72,285	593,155	473,970	536,233	412,594
Service Class	531,794	502,613	2,671,125	2,467,981	1,545,933	1,411,761
	2,126,221	1,887,479	5,760,582	6,229,642	4,011,723	4,402,087
Shares redeemed:
Standard Class	(385,142)	(254,471)	(607,315)	(935,244)	(592,316)	(944,136)
Service Class	(1,925,646)	(2,390,025)	(7,174,813)	(7,487,385)	(4,126,187)	(5,315,290)
	(2,310,788)	(2,644,496)	(7,782,128)	(8,422,629)	(4,718,503)	(6,259,426)
Net increase (decrease)	(184,567)	(757,017)	(2,021,546)	(2,192,987)	(706,780)	(1,857,339)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Allocation Funds–46

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Allocation Funds–47

LVIP SSGA Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP SSGA Index Allocation Fund of Funds: LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the return of the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing and cash drag in the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
LVIP SSGA Allocation Funds–48

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the three- and ten-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing, and cash drag in the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board noted that the investment management fee for LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund was lower than the median net investment management fee of its Morningstar peer group. The Board noted that the investment management fee for LVIP SSGA Moderate Index Allocation Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also noted that LVIP SSGA Moderate Index Allocation Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for LVIP SSGA Conservative Index Allocation Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
LVIP SSGA Structured Allocation Fund of Funds: LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund
The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five and ten-year periods. The Board noted LIAC’s comments that underperformance was due to value and size biases of the underlying funds and the Fund’s overweight to U.S. equities. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board noted LIAC’s comments that underperformance for longer time periods was due to value and size biases of the underlying funds and the Fund’s overweight to U.S. equities. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions favoring growth strategies over value strategies. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board noted LIAC’s comments that underperformance for longer time periods was due to value and size biases of the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board noted that the investment management fee for LVIP SSGA Conservative Structured Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund was lower than the median net investment management fee of the Morningstar peer group. The Board noted that the investment management fee for LVIP SSGA Moderately Aggressive Structured Allocation Fund was higher than the median net investment fee of the Morningstar peer group median. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
LVIP SSGA Allocation Funds–49

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP SSGA Allocation Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Allocation Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Allocation Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Allocation Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Allocation Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Allocation Funds–55

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (1.98%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (1.54%).
Though the first quarter of 2021 started off on shaky ground with a runoff election in Georgia, a second impeachment trial, and deadly capitol riots, by February the overall outlook for the year turned widely optimistic. The release of multiple effective vaccines and the passing of a $1.9 trillion stimulus package boosted investor sentiment, and risk assets surged along with treasury yields.
As the year progressed, inflation became a larger and larger concern, especially as base effects took hold, pushing up the headline y/y rate due to sharp price declines at the start of the pandemic. For the first 11 months of the year, we heard Fed Chair Powell use the word “transitory” when describing inflation, even after observing a notable increase in headline figures during the summer months. However, by year-end, the Chair acquiesced that inflation would, in fact, be more sustained than had been originally thought. By year end, US Consumer Price Index had risen to 6.8% y/y, while Producer Price Index exceeded forecasts at 9.6%, bolstered by ongoing supply chain issues.
In addition to changing its rhetoric on inflation, the Fed also became noticeably more hawkish by year end. At the December Federal Open Market Committee (FOMC) meeting, after months of vague and non-committal language around the future of quantitative easing, the Fed announced plans to double the pace of its previously announced tapering plan, which will pull forward the end date to March 2022 and open the door to a potential rate hike in the first half of the year. Furthermore, many of the FOMC members called for three 25 basis point rate hikes in 2022, and another three in 2023, a far cry from the more dovish predictions they had released just six months earlier. The hawkish pivot shows a dedication from the Fed to combat inflation. Needless to say, 2022 is shaping up to be an interesting and eventful year from a fiscal standpoint!
In Washington, Congress passed the Infrastructure Investment and Jobs Act in the fourth quarter, which represents the largest federal investment in infrastructure in more than a decade. The bill provides $550 billion in new funding for infrastructure projects like bridges, broadband, and electric vehicle charging stations. Congress also kicked the can on a looming debt ceiling issue, lifting the borrowing limit by $2.5 trillion which is expected to last until 2023. However, Biden’s “Build Back Better” plan came to a halt just before year end after Senator Manchin of West Virginia said he would not support his party’s legislation, meaning the bill would come up short in votes to pass the Senate.
Bond markets were fairly volatile throughout the year, and most US indices ended in the red, save for US high yield corporates. In Treasuries, 10 year yields started the year at 0.91%, peaked twice throughout the year at 1.75% (March and October), troughed in the summer at 1.17%, and ended the year at 1.51%. November saw a sharp bear flattening of the Treasury curve where the short end of the curve moved higher while the longer end moved lower. This may indicate the market does not see any long term issues stemming from inflation and sees the Fed taking action on the near term inflation threat through accelerating tapering and rate hikes.
Meanwhile in the corporate space, both investment grade and high yield corporates reported strong issuance for the year, with high yield reporting their highest level ever at $484B, and investment grade reporting their second highest level (after 2020) at $1.38T. Investment grade spreads moved quite a bit, though ended the year around where they started at 0.92%. Throughout the year, investment grade spreads tightened to 0.80% and widened to over 1.00%, mirroring the volatility seen in the Treasury space. High yield, on the other hand, had a smoother downward trend, tightening even further from their 2020 wides. After starting the year at 3.60%, high yield spreads tightened considerably to end the year at 2.83%.
Economic data was reasonably strong in 2021. Both manufacturing and services Purchasing Managers’ Indices reached multi-year highs as the economy opened more broadly and consumers regained confidence. The labor market recovery has been consistent albeit somewhat shaky, with some months reporting big payroll misses, while others reported larger-than-expected gains. First quarter GDP readings came in strong at 6.4% q/q, though as the year progressed growth subsided, coming in at just 2.3% q/q in Q3. The overall unemployment rate had plummeted from 6.7% at the beginning of the year to 3.9% by year’s end, just 40 bps above pre-pandemic lows, while labor force participation rate rose 0.5% to just under 62%. Average hourly earnings climbed 4.7% in December from a year earlier, highlighting employers’ willingness to pay up to attract and retain talent, even amid a high inflationary environment. Accelerating inflation, lower unemployment, and faster wage growth all may lead to the Fed taking a closer look at, and perhaps accelerating, their current tightening schedule.
As this is an indexed Fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that contributed to Fund performance included the increase in Treasury yields, concerns around inflation and the delta/omicron variants, as well as the Fed’s announcement of its tapering program and rate hiking schedule in 2022. Corporate bond spreads were volatile throughout the year, as investment grade bonds, especially, are sensitive to treasury movements.
Portfolio Managers:
SSGA Funds Management, Inc.:	Marc Di Cosimo
Michael Pryzgoda
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,870 for the Standard Class shares and to $12,552 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.98%
Five Years	+ 3.24%
Ten Years	+ 2.55%
Service Class Shares
One Year	- 2.22%
Five Years	+ 2.98%
Ten Years	+ 2.30%
1 The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$997.60	0.36%	$1.81
Service Class Shares	1,000.00	996.30	0.61%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.90%
Agency Mortgage-Backed Securities	27.42%
Agency Obligations	1.57%
Corporate Bonds	26.67%
Advertising	0.03%
Aerospace & Defense	0.55%
Agriculture	0.35%
Airlines	0.08%
Apparel	0.08%
Auto Manufacturers	0.41%
Auto Parts & Equipment	0.03%
Banks	5.62%
Beverages	0.63%
Biotechnology	0.30%
Building Materials	0.13%
Chemicals	0.34%
Commercial Services	0.28%
Computers	0.67%
Cosmetics & Personal Care	0.09%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.95%
Electric	2.04%
Electrical Components & Equipment	0.04%
Electronics	0.17%
Environmental Control	0.05%
Food	0.34%
Forest Products & Paper	0.06%
Gas	0.17%
Hand Machine Tools	0.03%
Health Care Products	0.30%
Health Care Services	0.73%
Home Builders	0.04%
Home Furnishings	0.02%
Household Products Wares	0.05%
Insurance	0.85%
Internet	0.41%
Investment Companies	0.12%
Iron & Steel	0.07%
Leisure Time	0.00%
Lodging	0.09%
Machinery Construction & Mining	0.09%
Machinery Diversified	0.18%
Media	0.95%
Metal Fabricate & Hardware	0.03%
Mining	0.15%
Security Type/Sector	Percentage of Net Assets
Miscellaneous Manufacturing	0.20%
Office Business Equipment	0.01%
Office Furnishings	0.00%
Oil & Gas	1.14%
Oil & Gas Services	0.10%
Packaging & Containers	0.05%
Pharmaceuticals	1.52%
Pipelines	0.96%
Private Equity	0.01%
Real Estate	0.01%
Real Estate Investment Trusts	1.06%
Retail	0.69%
Semiconductors	0.56%
Software	0.78%
Telecommunications	1.38%
Textiles	0.01%
Toys Games Hobbies	0.02%
Transportation	0.58%
Trucking & Leasing	0.02%
Water	0.04%
Municipal Bonds	0.68%
Non-Agency Asset-Backed Securities	0.25%
Non-Agency Commercial Mortgage-Backed Securities	1.12%
Regional Bonds	0.28%
Sovereign Bonds	1.41%
Supranational Banks	1.42%
U.S. Treasury Obligations	37.56%
Money Market Fund	3.43%
Total Investments	102.71%
Liabilities Net of Receivables and Other Assets	(2.71%)
Total Net Assets	100.00%

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited) (continued)
Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	67.94%
AAA	4.17%
AA	4.56%
A	12.15%
BBB	11.15%
Non-Rated	0.03%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.90%
Fannie Mae-Aces
•Series 2017-M8 A2 3.06% 5/25/27	349,404	$ 375,563
Series 2020-M42 A2 1.27% 7/25/30	960,000	918,725
Freddie Mac Multifamily Structured Pass Through Certificates
♦•Series K030 A2 3.25% 4/25/23	4,682,147	4,795,214
♦Series K060 A2 3.30% 10/25/26	1,000,000	1,082,756
♦Series K067 AM 3.28% 8/25/27	800,000	866,100
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,522,771
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,402,010
♦Series K089 A2 3.56% 1/25/29	714,286	800,373
♦Series K098 A2 2.43% 8/25/29	350,000	367,063
♦Series K102 A2 2.54% 10/25/29	1,000,000	1,058,080
♦Series K105 A2 1.87% 3/25/53	250,000	252,430
♦Series K108 A2 1.52% 3/25/30	222,222	218,600
♦Series K109 A2 1.56% 4/25/30	200,000	197,251
♦Series K110 A2 1.48% 4/25/30	160,714	157,428
♦Series K111 A2 1.35% 5/25/30	600,000	581,480
♦Series K113 A2 1.34% 6/25/30	500,000	484,062
♦Series K115 A2 1.38% 6/25/30	2,383,333	2,313,817
♦Series K117 A2 1.41% 8/25/30	750,000	728,888
♦Series K121 A2 1.55% 10/25/30	400,000	392,524
♦Series K123 A2 1.62% 12/25/30	350,000	345,447
♦Series K126 A2 2.07% 1/25/31	400,000	409,324
♦Series K-1515 A2 1.94% 2/25/35	351,000	342,776
♦Series K-1519 A2 2.01% 12/25/35	250,000	245,097
♦Series K723 A2 2.45% 8/25/23	481,287	490,274
♦Series K734 A2 3.21% 2/25/26	500,000	533,884
♦Series K737 A2 2.53% 10/25/26	1,500,000	1,570,276
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
♦Series K741 A2 1.60% 12/25/27	400,000	$ 401,222
Freddie Mac S.F. 15 yr
Series 2015-M1 A2 2.53% 9/25/24	419,470	431,851
•Series 2016-M13 A2 2.50% 9/25/26	1,497,987	1,559,126
•Series 2017-M15 ATS2 3.14% 11/25/27	500,000	542,979
•Series 2017-M3 A2 2.47% 12/25/26	741,401	772,507
•Series 2018-M1 A2 2.99% 12/25/27	169,638	181,543
•Series 2020-M53 A2 1.68% 11/25/32	1,000,000	972,867
Series 2020-M8 A2 1.82% 2/25/30	144,700	145,307
•Series 2021-M1 A2 1.39% 11/25/30	131,250	127,709
Total Agency Commercial Mortgage-Backed Securities (Cost $27,199,812)		27,587,324
AGENCY MORTGAGE-BACKED SECURITIES–27.42%
Fannie Mae S.F. 10 yr 4.00% 5/1/23	65	69
Fannie Mae S.F. 15 yr
1.50% 7/1/36	4,737,474	4,752,904
2.00% 9/1/35	3,320,011	3,402,026
2.00% 11/1/35	5,001,365	5,124,915
2.00% 12/1/35	3,849,662	3,944,761
2.00% 2/1/36	5,073,552	5,198,886
2.00% 6/1/36	5,607,828	5,756,141
2.00% 12/1/36	8,389,946	8,597,206
2.50% 10/1/27	337,081	350,097
2.50% 3/1/28	699,232	727,766
2.50% 4/1/28	910,696	945,820
2.50% 7/1/28	213,184	221,401
2.50% 9/1/28	359,965	373,832
2.50% 10/1/28	206,331	214,104
2.50% 3/1/29	943,373	978,882
2.50% 2/1/30	654,206	679,421
2.50% 5/1/30	259,565	269,562
2.50% 2/1/31	1,606,336	1,668,277
2.50% 7/1/31	691,498	718,794
2.50% 10/1/31	690,480	717,197
2.50% 6/1/32	1,880,460	1,947,672
2.50% 12/1/32	734,210	762,174
2.50% 2/1/35	4,595,121	4,759,118
2.50% 8/1/35	1,270,007	1,315,714
3.00% 11/1/26	520,133	545,201
3.00% 6/1/27	142,643	149,613
LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.00% 8/1/27	267,271	$ 280,361
3.00% 9/1/27	1,080,651	1,132,522
3.00% 10/1/27	166,934	175,079
3.00% 12/1/27	54,386	57,056
3.00% 8/1/29	795,523	834,512
3.00% 4/1/30	433,351	455,684
3.00% 5/1/30	1,021,354	1,070,157
3.00% 6/1/30	643,034	673,894
3.00% 12/1/30	385,281	405,175
3.00% 10/1/32	563,082	591,689
3.00% 8/1/34	987,715	1,034,788
3.50% 11/1/25	103,286	108,802
3.50% 12/1/25	268,100	282,238
3.50% 12/1/26	191,477	201,737
3.50% 10/1/29	707,145	748,505
3.50% 4/1/32	238,144	251,922
3.50% 7/1/32	142,736	150,972
3.50% 6/1/33	334,487	353,620
4.00% 4/1/24	12,246	12,843
4.00% 5/1/24	21,101	22,134
4.00% 6/1/24	32,914	34,531
4.00% 7/1/24	13,037	13,677
4.00% 10/1/24	875	919
4.00% 12/1/24	32,914	34,554
4.00% 1/1/25	57,179	60,017
4.00% 3/1/25	77,175	81,009
4.00% 5/1/25	20,801	21,815
4.00% 7/1/25	310	325
4.00% 8/1/25	2,244	2,356
4.00% 9/1/25	39,810	41,791
4.00% 10/1/25	35,688	37,472
4.00% 1/1/26	1,095	1,150
4.00% 3/1/26	91,060	95,912
4.00% 5/1/26	1,183	1,246
4.00% 7/1/26	62,288	65,376
4.00% 3/1/31	181,667	191,258
4.50% 2/1/23	1,857	1,926
4.50% 4/1/23	396	411
4.50% 5/1/23	910	944
4.50% 6/1/23	17,779	18,437
4.50% 11/1/23	1,301	1,350
4.50% 2/1/24	130	135
4.50% 3/1/24	384	399
4.50% 4/1/24	10,317	10,709
4.50% 5/1/24	19,136	19,863
4.50% 7/1/24	20,606	21,431
4.50% 8/1/24	40,228	41,809
4.50% 11/1/24	21,106	22,106
4.50% 4/1/25	26,525	27,624
4.50% 5/1/25	2,537	2,644
4.50% 6/1/25	1,221	1,268
5.00% 4/1/23	995	1,025
5.00% 6/1/23	23,225	23,931
5.00% 9/1/23	17,013	17,534
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
5.00% 11/1/23	5,425	$ 5,593
5.00% 12/1/23	5,529	5,697
5.00% 3/1/25	4,899	5,053
5.00% 6/1/25	179	185
5.50% 4/1/22	1,079	1,082
5.50% 7/1/22	209	209
6.00% 8/1/22	530	533
6.00% 9/1/22	1,840	1,859
Fannie Mae S.F. 15 yr TBA
1.50% 1/1/37	16,000,000	16,042,816
2.00% 1/1/37	4,450,000	4,556,471
Fannie Mae S.F. 20 yr
1.50% 12/1/41	2,988,727	2,942,019
2.00% 8/1/40	720,299	730,954
2.00% 10/1/40	797,491	809,308
2.00% 11/1/40	5,740,509	5,797,269
2.00% 1/1/41	2,622,461	2,664,640
2.00% 2/1/41	893,398	907,779
2.00% 11/1/41	2,978,245	3,014,192
2.50% 2/1/40	550,860	565,961
2.50% 6/1/40	550,702	565,124
2.50% 8/1/40	1,281,049	1,317,173
3.00% 11/1/34	394,721	417,051
3.00% 12/1/34	272,456	287,594
3.00% 2/1/35	525,348	554,508
3.00% 3/1/36	224,537	237,005
3.00% 11/1/36	1,031,762	1,083,173
3.00% 9/1/37	542,200	569,129
3.50% 6/1/34	599,840	641,538
3.50% 7/1/34	1,565,133	1,673,966
3.50% 2/1/37	662,293	708,296
4.00% 9/1/35	143,764	156,369
4.00% 10/1/35	217,882	236,332
4.00% 1/1/37	325,902	353,257
Fannie Mae S.F. 30 yr
1.50% 11/1/51	7,954,904	7,687,543
2.00% 8/1/50	8,412,762	8,394,312
2.00% 1/1/51	12,470,426	12,443,077
2.00% 2/1/51	6,944,420	6,929,189
2.00% 3/1/51	4,602,716	4,592,621
2.00% 4/1/51	18,753,791	18,712,662
2.00% 5/1/51	2,376,350	2,371,138
2.00% 7/1/51	10,437,978	10,415,085
2.00% 10/1/51	15,065,485	15,032,979
2.00% 1/1/52	8,000,000	7,982,738
2.50% 11/1/49	5,523,526	5,640,683
2.50% 7/1/50	3,913,413	3,996,418
2.50% 8/1/50	2,500,678	2,553,719
2.50% 10/1/50	7,276,180	7,430,511
2.50% 4/1/51	6,994,198	7,143,550
2.50% 7/1/51	10,051,454	10,264,650
2.50% 8/1/51	7,341,736	7,505,541
2.50% 9/1/51	1,961,806	2,005,577
3.00% 9/1/42	378,381	394,434

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 10/1/42	1,367,850	$ 1,444,299
3.00% 11/1/42	816,804	862,566
3.00% 12/1/42	866,921	916,000
3.00% 1/1/43	604,192	637,772
3.00% 3/1/43	1,164,881	1,229,448
3.00% 4/1/43	841,113	887,588
3.00% 6/1/43	2,148,424	2,265,815
3.00% 7/1/43	1,198,040	1,263,861
3.00% 8/1/43	1,344,213	1,413,838
3.00% 9/1/45	874,324	918,553
3.00% 11/1/45	1,541,411	1,614,923
3.00% 9/1/46	1,862,179	1,954,704
3.00% 10/1/46	1,191,942	1,250,699
3.00% 11/1/46	1,325,738	1,384,240
3.00% 12/1/46	3,293,964	3,471,852
3.00% 1/1/47	2,677,596	2,808,985
3.00% 9/1/47	463,381	484,049
3.00% 2/1/48	1,617,588	1,697,343
3.00% 12/1/49	7,628,838	7,907,121
3.00% 7/1/50	2,475,846	2,565,696
3.50% 10/1/40	229,373	247,497
3.50% 12/1/40	132,423	142,757
3.50% 2/1/41	228,117	246,151
3.50% 8/1/42	233,474	252,172
3.50% 9/1/42	778,387	840,101
3.50% 10/1/42	1,210,177	1,301,604
3.50% 11/1/42	428,329	455,139
3.50% 1/1/43	1,235,863	1,334,457
3.50% 2/1/43	193,837	209,345
3.50% 7/1/43	1,530,319	1,641,328
3.50% 10/1/44	686,355	736,232
3.50% 1/1/45	457,618	491,238
3.50% 2/1/45	1,954,027	2,105,635
3.50% 5/1/45	808,823	865,530
3.50% 8/1/45	985,558	1,052,229
3.50% 11/1/45	1,240,129	1,324,852
3.50% 2/1/46	2,267,022	2,421,290
3.50% 5/1/46	519,084	553,461
3.50% 6/1/46	224,382	240,090
3.50% 2/1/47	701,477	746,236
3.50% 3/1/47	469,919	499,891
3.50% 5/1/47	904,833	965,698
3.50% 7/1/47	1,820,372	1,962,276
3.50% 9/1/47	433,291	458,766
3.50% 10/1/47	1,060,914	1,124,860
3.50% 12/1/47	901,112	955,346
3.50% 1/1/48	1,055,033	1,117,224
3.50% 2/1/48	564,351	604,019
3.50% 6/1/48	1,145,521	1,211,148
3.50% 11/1/48	804,676	858,062
3.50% 6/1/49	3,054,082	3,229,331
3.50% 8/1/49	3,256,022	3,434,182
3.50% 6/1/50	835,702	880,914
4.00% 1/1/39	14,128	15,512
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 2/1/39	15,168	$ 16,649
4.00% 3/1/39	770	845
4.00% 4/1/39	57,782	63,265
4.00% 6/1/39	37,326	40,775
4.00% 8/1/39	171,672	188,204
4.00% 9/1/39	255,606	280,933
4.00% 11/1/39	13,451	14,760
4.00% 12/1/39	271,158	297,421
4.00% 1/1/40	97,464	106,646
4.00% 5/1/40	93,859	100,207
4.00% 8/1/40	26,791	29,078
4.00% 9/1/40	55,096	60,478
4.00% 10/1/40	194,593	212,941
4.00% 11/1/40	273,764	298,470
4.00% 12/1/40	539,073	590,997
4.00% 1/1/41	919,731	1,003,498
4.00% 2/1/41	330,237	362,485
4.00% 3/1/41	4,118	4,384
4.00% 4/1/41	104,580	114,810
4.00% 5/1/41	529,568	579,441
4.00% 6/1/41	4,377	4,653
4.00% 9/1/41	97,543	106,986
4.00% 10/1/41	46,418	50,950
4.00% 11/1/41	115,855	127,174
4.00% 12/1/41	3,613	3,928
4.00% 1/1/42	3,798	4,150
4.00% 10/1/43	1,483,564	1,627,266
4.00% 12/1/43	389,415	427,698
4.00% 7/1/44	498,606	544,673
4.00% 9/1/44	478,055	522,136
4.00% 10/1/44	723,149	782,379
4.00% 3/1/45	792,399	856,092
4.00% 7/1/45	772,095	841,525
4.00% 9/1/45	2,070,799	2,248,601
4.00% 4/1/46	439,348	471,974
4.00% 7/1/46	192,870	208,101
4.00% 11/1/46	1,224,567	1,322,381
4.00% 4/1/47	756,904	811,960
4.00% 9/1/47	409,465	438,437
4.00% 12/1/47	1,599,731	1,713,067
4.00% 1/1/48	472,225	507,000
4.00% 2/1/48	1,009,879	1,077,842
4.00% 5/1/48	252,975	269,880
4.00% 6/1/48	2,082,898	2,218,820
4.00% 7/1/48	606,060	646,157
4.00% 5/1/49	1,042,765	1,108,394
4.00% 8/1/49	2,970,160	3,155,444
4.50% 1/1/34	6,062	6,677
4.50% 9/1/35	23,543	25,929
4.50% 2/1/38	8,009	8,748
4.50% 4/1/38	14,105	15,103
4.50% 7/1/38	15,273	16,486
4.50% 11/1/38	35,211	38,900
4.50% 2/1/39	109,433	120,987

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 3/1/39	74,038	$ 81,817
4.50% 4/1/39	353,354	391,671
4.50% 5/1/39	156,362	172,981
4.50% 7/1/39	123,569	136,429
4.50% 9/1/39	94,000	103,921
4.50% 1/1/40	302,691	335,442
4.50% 2/1/40	529,562	585,783
4.50% 5/1/40	240,194	264,839
4.50% 6/1/40	120,604	133,299
4.50% 8/1/40	57,097	62,692
4.50% 9/1/40	129,448	143,073
4.50% 10/1/40	806,939	887,207
4.50% 11/1/40	88,614	95,282
4.50% 2/1/41	458,802	505,232
4.50% 4/1/41	6,358	6,809
4.50% 5/1/41	664,751	731,387
4.50% 6/1/41	33,203	35,560
4.50% 1/1/42	776,302	858,002
4.50% 9/1/43	336,069	371,937
4.50% 12/1/43	1,106,792	1,224,469
4.50% 10/1/44	76,503	84,589
4.50% 9/1/47	558,350	603,228
4.50% 11/1/47	456,097	492,596
4.50% 8/1/48	1,127,494	1,209,085
4.50% 11/1/48	667,999	715,248
4.50% 12/1/48	759,261	814,133
5.00% 4/1/34	170,673	192,836
5.00% 7/1/34	117,219	132,333
5.00% 11/1/34	56,505	62,822
5.00% 4/1/35	34,555	39,011
5.00% 6/1/35	57,546	64,963
5.00% 7/1/35	685,337	773,714
5.00% 9/1/35	13,476	15,066
5.00% 10/1/35	41,778	47,214
5.00% 12/1/35	204,201	230,764
5.00% 2/1/36	451,523	510,482
5.00% 3/1/36	25,611	28,931
5.00% 11/1/36	10,817	12,225
5.00% 4/1/38	58,423	66,182
5.00% 7/1/38	5,179	5,659
5.00% 11/1/38	11,901	12,967
5.00% 8/1/39	170,758	193,428
5.00% 12/1/39	45,378	51,341
5.00% 1/1/40	156,831	177,134
5.00% 7/1/40	418,798	473,201
5.00% 9/1/40	123,305	138,878
5.00% 6/1/41	255,476	284,962
5.50% 11/1/33	11,895	13,438
5.50% 5/1/34	53,686	60,412
5.50% 7/1/34	31,022	35,202
5.50% 10/1/34	56,859	64,700
5.50% 9/1/35	35,863	40,830
5.50% 10/1/35	12,988	14,676
5.50% 12/1/35	127,286	140,913
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 1/1/36	139,964	$ 159,416
5.50% 4/1/36	362,804	411,322
5.50% 8/1/36	124,570	142,209
5.50% 1/1/37	105,715	119,386
5.50% 3/1/37	34,173	38,466
5.50% 5/1/37	41,049	46,896
5.50% 6/1/37	15,249	16,869
5.50% 8/1/37	14,765	16,889
5.50% 11/1/37	738	841
5.50% 12/1/37	80	88
5.50% 1/1/38	769,618	880,812
5.50% 2/1/38	11,086	12,461
5.50% 5/1/38	57,062	65,327
5.50% 6/1/38	3,564	4,079
5.50% 7/1/38	30,784	35,091
5.50% 10/1/38	12,123	13,880
5.50% 1/1/39	61,749	69,991
5.50% 5/1/39	113,881	130,368
5.50% 6/1/39	119,905	137,287
5.50% 10/1/39	51,952	59,451
5.50% 7/1/41	98,995	113,284
6.00% 12/1/35	47,394	53,735
6.00% 6/1/36	10,864	12,585
6.00% 7/1/36	34,592	38,789
6.00% 8/1/36	21,408	24,776
6.00% 9/1/36	28,577	32,116
6.00% 10/1/36	21,483	24,268
6.00% 11/1/36	2,464	2,806
6.00% 1/1/37	31,944	36,680
6.00% 2/1/37	105,991	122,037
6.00% 3/1/37	18,180	20,377
6.00% 4/1/37	3,271	3,598
6.00% 5/1/37	36,093	41,787
6.00% 6/1/37	22,992	26,630
6.00% 8/1/37	39,146	45,314
6.00% 9/1/37	66,023	75,164
6.00% 10/1/37	63,236	71,876
6.00% 11/1/37	20,179	22,926
6.00% 1/1/38	9,968	11,541
6.00% 2/1/38	16,893	18,570
6.00% 4/1/38	1,724	1,909
6.00% 6/1/38	20,743	23,636
6.00% 8/1/38	15,861	17,441
6.00% 9/1/38	20,561	22,780
6.00% 10/1/38	5,552	6,235
6.00% 11/1/38	6,283	7,175
6.00% 12/1/38	182,035	211,128
6.00% 4/1/40	139,769	162,109
6.00% 6/1/40	242,605	280,989
6.50% 9/1/36	23,230	26,466
6.50% 11/1/36	40,580	47,036
6.50% 9/1/37	4,323	5,015
6.50% 10/1/37	55,325	63,077
6.50% 2/1/38	71,174	81,863

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.50% 3/1/38	159,007	$ 183,288
6.50% 5/1/38	19,959	22,395
6.50% 7/1/38	87,965	100,385
7.00% 8/1/39	26,608	30,243
Fannie Mae S.F. 30 yr TBA
2.00% 1/15/52	30,700,000	30,605,410
2.50% 1/15/52	22,500,000	22,955,382
3.00% 1/1/52	5,000,000	5,179,816
Freddie Mac S.F. 15 yr
2.50% 4/1/28	33,839	35,159
2.50% 7/1/28	129,441	134,226
2.50% 9/1/28	749,743	778,853
2.50% 10/1/28	959,753	997,068
2.50% 10/1/29	587,826	610,695
2.50% 1/1/31	751,837	778,862
2.50% 5/1/31	283,293	294,349
2.50% 6/1/31	1,038,267	1,078,796
2.50% 12/1/31	1,107,961	1,152,903
2.50% 12/1/32	657,484	683,098
3.00% 11/1/26	668,223	699,755
3.00% 2/1/27	66,832	70,204
3.00% 3/1/27	80,284	83,957
3.00% 4/1/27	210,381	220,687
3.00% 11/1/27	102,729	107,553
3.00% 2/1/29	468,257	493,463
3.00% 4/1/30	1,072,549	1,128,363
3.00% 12/1/30	1,199,759	1,258,696
3.00% 5/1/31	572,961	602,805
3.00% 2/1/32	513,773	540,882
3.00% 5/1/32	322,055	338,763
3.00% 11/1/32	598,094	628,515
3.50% 12/1/25	251,563	264,928
3.50% 3/1/26	209,612	220,869
3.50% 10/1/27	171,493	180,517
3.50% 2/1/30	94,048	99,609
3.50% 4/1/32	250,911	265,532
4.00% 8/1/24	13,372	14,038
4.00% 2/1/25	24,345	25,567
4.00% 7/1/25	69,297	72,805
4.00% 4/1/26	161,529	170,009
4.50% 6/1/24	588	612
4.50% 7/1/24	21,517	22,370
4.50% 8/1/24	10,715	11,130
4.50% 11/1/24	24,698	25,737
4.50% 5/1/25	7,074	7,391
4.50% 8/1/33	7,225	7,954
4.50% 6/1/39	34,930	38,588
5.00% 4/1/23	6,719	6,925
5.00% 3/1/25	4,782	4,934
5.00% 9/1/33	48,230	53,441
5.50% 1/1/34	25,324	28,697
5.50% 10/1/35	744	848
6.00% 11/1/23	7,419	7,626
6.00% 2/1/36	16,898	19,574
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
6.00% 5/1/38	40,759	$ 47,230
6.50% 3/1/32	319	352
6.50% 7/1/36	23,269	27,119
Freddie Mac S.F. 20 yr
1.50% 5/1/41	2,847,461	2,795,895
3.00% 4/1/36	616,871	647,816
3.00% 2/1/37	477,016	501,429
Freddie Mac S.F. 30 yr
1.50% 2/1/51	8,876,121	8,577,819
1.50% 10/1/51	3,097,611	2,993,414
1.50% 11/1/51	3,052,525	2,949,846
2.00% 10/1/50	6,671,913	6,657,280
2.00% 11/1/50	9,461,236	9,440,486
2.00% 12/1/50	5,072,633	5,061,508
2.00% 1/1/51	6,789,369	6,774,479
2.00% 2/1/51	12,639,020	12,611,301
2.00% 9/1/51	7,554,736	7,538,241
2.00% 11/1/51	12,160,056	12,133,819
2.50% 7/1/50	5,967,441	6,094,013
2.50% 8/1/50	6,394,801	6,530,438
2.50% 10/1/50	5,247,717	5,359,023
2.50% 11/1/50	4,934,785	5,039,454
2.50% 9/1/51	8,787,346	8,981,028
2.50% 10/1/51	7,303,561	7,465,385
2.50% 11/1/51	8,814,494	9,009,793
2.50% 12/1/51	7,423,686	7,581,146
3.00% 10/1/42	861,806	910,362
3.00% 1/1/43	2,070,937	2,187,819
3.00% 3/1/43	1,029,802	1,087,566
3.00% 4/1/43	1,300,852	1,373,828
3.00% 7/1/43	513,762	542,244
3.00% 8/1/43	213,050	224,870
3.00% 10/1/43	735,008	775,142
3.00% 8/1/45	2,018,327	2,121,379
3.00% 4/1/46	448,642	471,515
3.00% 7/1/46	3,356,201	3,526,805
3.00% 11/1/46	1,215,713	1,279,298
3.00% 12/1/46	769,495	805,998
3.00% 1/1/47	1,488,800	1,560,530
3.00% 2/1/47	2,829,210	2,991,347
3.00% 12/1/47	129,911	135,351
3.00% 10/1/49	930,330	965,597
3.00% 12/1/49	2,298,575	2,386,900
3.00% 1/1/50	2,723,365	2,822,246
3.00% 2/1/50	3,544,157	3,674,828
3.00% 4/1/50	4,431,699	4,599,347
3.00% 5/1/50	588,953	610,333
3.50% 10/1/41	935,124	1,010,368
3.50% 2/1/42	636,950	685,596
3.50% 5/1/42	733,994	789,733
3.50% 10/1/42	756,634	817,511
3.50% 2/1/43	634,411	685,410
3.50% 5/1/43	551,552	595,927
3.50% 8/1/43	1,127,302	1,217,318

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.50% 2/1/44	284,590	$ 305,967
3.50% 3/1/44	20,659	22,201
3.50% 6/1/44	297,623	318,842
3.50% 8/1/44	336,828	360,626
3.50% 11/1/44	581,866	622,409
3.50% 1/1/45	748,588	803,901
3.50% 7/1/45	2,132,881	2,282,202
3.50% 10/1/45	724,973	774,133
3.50% 12/1/45	540,324	579,237
3.50% 1/1/46	982,937	1,049,824
3.50% 3/1/46	498,657	536,091
3.50% 5/1/46	375,481	403,390
3.50% 6/1/46	854,828	906,411
3.50% 12/1/46	1,101,018	1,172,024
3.50% 2/1/47	827,044	881,512
3.50% 3/1/47	451,841	480,752
3.50% 10/1/47	324,795	344,762
3.50% 11/1/47	469,701	498,223
3.50% 12/1/47	1,033,385	1,097,083
3.50% 2/1/48	1,063,499	1,124,593
3.50% 5/1/48	417,683	440,659
3.50% 8/1/49	287,079	302,668
3.50% 12/1/49	1,096,804	1,156,436
3.50% 3/1/50	329,672	347,304
4.00% 5/1/39	77,386	85,020
4.00% 2/1/40	38,156	41,842
4.00% 5/1/40	42,379	46,548
4.00% 8/1/40	12,986	14,221
4.00% 9/1/40	103,075	112,845
4.00% 10/1/40	363,895	398,464
4.00% 11/1/40	804,994	881,625
4.00% 12/1/40	531,461	583,708
4.00% 2/1/41	473,844	519,408
4.00% 12/1/41	570,465	624,969
4.00% 1/1/42	255,846	272,973
4.00% 3/1/42	37,782	41,503
4.00% 4/1/42	744,173	814,692
4.00% 6/1/42	3,503	3,842
4.00% 5/1/44	785,483	859,873
4.00% 9/1/44	239,252	261,409
4.00% 4/1/45	802,091	877,810
4.00% 10/1/45	374,410	406,137
4.00% 11/1/45	151,634	164,358
4.00% 1/1/46	450,145	488,939
4.00% 2/1/46	366,089	397,655
4.00% 2/1/47	207,151	222,887
4.00% 9/1/47	1,605,637	1,716,665
4.00% 11/1/47	217,011	232,711
4.00% 12/1/47	450,555	482,188
4.00% 1/1/48	221,354	237,330
4.00% 5/1/48	905,655	968,410
4.00% 7/1/48	279,851	298,303
4.00% 10/1/48	416,823	443,022
4.00% 3/1/49	448,676	477,077
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 11/1/49	1,041,085	$ 1,106,724
4.50% 2/1/39	16,774	18,244
4.50% 4/1/39	12,470	13,687
4.50% 5/1/39	35,313	39,065
4.50% 6/1/39	200,839	221,966
4.50% 7/1/39	40,391	44,662
4.50% 9/1/39	254,770	282,488
4.50% 10/1/39	160,229	176,404
4.50% 1/1/40	683,283	755,888
4.50% 2/1/40	358,565	396,733
4.50% 7/1/40	47,292	52,308
4.50% 8/1/40	24,740	27,364
4.50% 9/1/40	303,987	336,330
4.50% 2/1/41	631,127	692,449
4.50% 3/1/41	172,166	190,131
4.50% 9/1/41	223,554	245,512
4.50% 3/1/44	131,844	145,805
4.50% 7/1/45	417,490	461,202
4.50% 4/1/47	116,713	126,239
4.50% 9/1/47	273,609	295,789
4.50% 12/1/47	127,208	137,294
4.50% 6/1/48	444,326	477,358
4.50% 8/1/48	598,124	641,840
4.50% 3/1/49	679,781	727,180
4.50% 6/1/49	878,185	941,119
5.00% 10/1/34	76,184	86,166
5.00% 2/1/35	18,553	20,907
5.00% 8/1/35	25,922	29,311
5.00% 10/1/35	12,764	14,437
5.00% 11/1/35	6,088	6,889
5.00% 12/1/35	43,635	49,352
5.00% 2/1/37	31,324	35,489
5.00% 12/1/37	159,736	181,100
5.00% 1/1/38	2,216	2,514
5.00% 4/1/38	1,240	1,407
5.00% 6/1/38	57,017	64,572
5.00% 7/1/38	7,548	8,562
5.00% 9/1/38	3,024	3,430
5.00% 10/1/38	57,848	65,554
5.00% 12/1/38	48,226	54,640
5.00% 1/1/39	15,106	17,123
5.00% 2/1/39	264,545	299,767
5.00% 3/1/39	630,099	714,952
5.00% 8/1/39	57,707	65,474
5.00% 9/1/39	188,554	213,913
5.00% 1/1/40	138,795	157,444
5.00% 5/1/40	53,719	60,521
5.00% 6/1/40	282,506	317,915
5.00% 9/1/40	40,704	46,121
5.00% 3/1/41	118,296	129,745
5.00% 9/1/48	112,201	122,807
5.00% 11/1/48	225,367	246,373
5.50% 8/1/33	13,703	15,073
5.50% 6/1/34	42,357	48,045

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 6/1/35	26,740	$ 30,425
5.50% 11/1/35	33,099	37,544
5.50% 1/1/37	18,478	20,964
5.50% 5/1/37	24,494	27,993
5.50% 7/1/37	6,792	7,672
5.50% 1/1/38	92,932	106,141
5.50% 2/1/38	23,838	27,323
5.50% 5/1/38	228,391	259,861
5.50% 6/1/38	6,413	7,344
5.50% 8/1/38	24,226	27,770
5.50% 12/1/38	23,968	27,446
5.50% 8/1/39	47,968	54,951
5.50% 12/1/39	151,722	169,305
5.50% 3/1/40	145,387	166,396
5.50% 4/1/40	278,282	318,777
5.50% 5/1/40	90,689	103,820
5.50% 6/1/41	28,137	32,211
6.00% 11/1/28	4,256	4,766
6.00% 7/1/33	8,077	8,996
6.00% 8/1/36	6,439	7,465
6.00% 11/1/36	15,028	17,385
6.00% 4/1/37	232	260
6.00% 5/1/37	26,041	30,213
6.00% 8/1/37	59,269	67,951
6.00% 9/1/37	49,971	57,106
6.00% 10/1/37	9,022	9,938
6.00% 11/1/37	71,101	82,497
6.00% 12/1/37	7,352	8,107
6.00% 1/1/38	45,098	51,916
6.00% 4/1/38	3,706	4,251
6.00% 6/1/38	9,692	11,239
6.00% 7/1/38	13,858	15,973
6.00% 8/1/38	8,924	10,351
6.00% 9/1/38	10,242	11,775
6.00% 10/1/38	18,328	20,948
6.00% 11/1/38	18,278	20,121
6.00% 3/1/39	10,858	12,561
6.00% 5/1/40	297,923	345,369
6.00% 7/1/40	391,020	453,054
6.50% 11/1/36	56,509	64,095
6.50% 8/1/37	27,525	31,187
6.50% 10/1/37	8,084	9,593
6.50% 6/1/38	25,708	28,372
6.50% 4/1/39	35,801	40,244
GNMA I S.F. 30 yr
3.00% 9/15/42	443,461	464,346
3.00% 11/15/42	425,327	445,380
3.00% 12/15/42	167,311	175,181
3.00% 2/15/45	305,263	321,498
3.50% 10/15/40	70,286	74,874
3.50% 1/15/41	20,489	21,734
3.50% 7/15/41	45,322	49,609
3.50% 10/15/41	126,592	135,129
3.50% 3/15/42	7,941	8,437
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.50% 6/15/42	632,187	$ 675,598
3.50% 10/15/42	18,935	19,789
4.00% 6/15/39	26,564	28,962
4.00% 8/15/40	116,133	126,174
4.00% 10/15/40	216,320	237,838
4.00% 12/15/40	391,846	431,034
4.00% 1/15/41	339,785	373,375
4.00% 9/15/41	89,537	97,443
4.50% 2/15/39	34,639	38,699
4.50% 3/15/39	318,839	356,398
4.50% 4/15/39	57,931	64,511
4.50% 5/15/39	30,629	33,940
4.50% 6/15/39	29,282	32,539
4.50% 7/15/39	79,775	89,166
4.50% 8/15/39	14,462	16,196
4.50% 9/15/39	107,186	119,670
4.50% 10/15/39	369,088	420,132
4.50% 11/15/39	106,377	118,954
4.50% 12/15/39	72,925	81,828
4.50% 1/15/40	307,190	346,873
4.50% 4/15/40	90,640	101,799
4.50% 5/15/40	82,822	91,718
4.50% 6/15/40	229,942	255,524
4.50% 8/15/40	66,578	74,528
4.50% 9/15/40	55,668	62,476
4.50% 1/15/41	241,340	275,676
4.50% 2/15/41	537,299	604,655
4.50% 3/15/41	54,497	61,115
4.50% 6/15/41	58,852	65,996
4.50% 7/15/41	7,548	8,458
5.00% 3/15/35	18,928	21,321
5.00% 3/15/38	8,159	9,423
5.00% 4/15/38	3,838	4,350
5.00% 5/15/38	1,014	1,164
5.00% 8/15/38	2,250	2,533
5.00% 1/15/39	69,246	79,991
5.00% 4/15/39	63,181	72,967
5.00% 5/15/39	368,122	425,096
5.00% 6/15/39	277,049	318,490
5.00% 9/15/39	98,436	110,725
5.00% 10/15/39	94,594	108,413
5.00% 11/15/39	131,782	152,179
5.00% 1/15/40	371,639	425,884
5.00% 2/15/40	228,752	264,164
5.00% 4/15/40	168,098	194,026
5.00% 7/15/40	136,048	156,628
5.50% 10/15/33	84,976	97,158
5.50% 4/15/37	18,073	20,924
5.50% 7/15/37	9,423	10,540
5.50% 1/15/38	50,048	55,631
5.50% 2/15/38	82,881	95,954
5.50% 7/15/38	31,716	36,700
5.50% 8/15/38	9,071	10,421
5.50% 9/15/38	145,541	168,429

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.50% 12/15/38	108,734	$ 125,860
5.50% 1/15/39	38,607	43,724
5.50% 5/15/39	76,222	88,256
5.50% 7/15/39	624	686
5.50% 10/15/39	80,070	92,197
5.50% 12/15/39	22,014	25,501
5.50% 4/15/40	137,124	153,404
5.50% 2/15/41	19,087	21,978
6.00% 1/15/38	34,444	39,669
6.00% 3/15/38	319	351
6.00% 5/15/38	12,935	14,379
6.00% 7/15/38	1,705	1,982
6.00% 8/15/38	26,486	29,214
6.00% 10/15/38	28,015	31,426
6.00% 11/15/38	28,666	33,152
6.00% 12/15/38	61,988	69,382
6.00% 1/15/39	2,940	3,235
6.00% 8/15/39	4,390	4,831
6.00% 10/15/39	2,592	2,853
6.00% 6/15/40	2,617	2,879
6.00% 12/15/40	214,627	249,087
6.50% 5/15/38	7,669	8,414
6.50% 7/15/38	61,384	69,394
6.50% 10/15/38	5,175	5,840
6.50% 2/15/39	65,573	74,910
6.50% 8/15/39	3,329	3,652
GNMA II S.F. 30 yr
2.00% 1/20/51	4,029,109	4,069,856
2.00% 4/20/51	7,285,360	7,359,038
2.00% 5/20/51	4,436,449	4,481,315
2.00% 6/20/51	7,403,821	7,478,698
2.00% 9/20/51	7,465,590	7,541,091
2.00% 12/20/51	5,000,000	5,050,566
2.50% 12/20/46	703,349	724,586
2.50% 7/20/50	1,793,585	1,839,025
2.50% 8/20/50	4,579,768	4,695,794
2.50% 10/20/50	5,401,827	5,538,679
2.50% 4/20/51	6,975,961	7,152,693
2.50% 7/20/51	7,301,676	7,486,660
2.50% 8/20/51	3,429,331	3,516,211
2.50% 10/20/51	2,357,372	2,417,095
3.00% 9/20/42	714,564	749,504
3.00% 11/20/42	362,569	380,298
3.00% 12/20/42	575,761	603,932
3.00% 1/20/43	555,846	583,043
3.00% 2/20/43	1,026,676	1,092,925
3.00% 3/20/43	1,530,597	1,621,903
3.00% 6/20/43	480,405	503,912
3.00% 9/20/43	882,107	925,169
3.00% 12/20/44	518,301	542,210
3.00% 3/20/45	504,742	527,082
3.00% 4/20/45	438,409	457,634
3.00% 6/20/45	728,547	764,982
3.00% 8/20/45	963,428	1,005,677
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 12/20/45	204,192	$ 213,137
3.00% 5/20/46	838,318	874,956
3.00% 9/20/46	1,010,377	1,054,685
3.00% 10/20/46	1,029,977	1,075,150
3.00% 11/20/46	850,747	888,076
3.00% 12/20/46	2,044,057	2,133,778
3.00% 1/20/47	1,572,066	1,640,937
3.00% 2/20/47	558,348	582,765
3.00% 6/20/47	645,510	674,503
3.00% 1/20/48	533,732	555,955
3.00% 12/20/49	675,131	699,053
3.00% 2/20/50	384,324	397,978
3.00% 5/20/50	1,862,908	1,930,996
3.00% 6/20/50	3,657,088	3,791,443
3.00% 7/20/50	5,744,268	5,953,333
3.50% 12/20/41	494,645	529,909
3.50% 4/20/42	234,083	250,758
3.50% 6/20/42	705,564	755,864
3.50% 10/20/42	294,873	315,875
3.50% 12/20/42	648,347	690,527
3.50% 2/20/43	1,093,155	1,170,904
3.50% 3/20/43	646,764	695,238
3.50% 5/20/43	772,054	826,718
3.50% 9/20/43	887,654	950,483
3.50% 1/20/44	880,259	940,768
3.50% 10/20/44	1,491,310	1,582,960
3.50% 12/20/44	459,027	486,471
3.50% 3/20/45	389,777	412,451
3.50% 4/20/45	2,060,358	2,188,664
3.50% 6/20/45	794,908	841,285
3.50% 10/20/45	808,674	855,195
3.50% 11/20/45	537,291	569,329
3.50% 12/20/45	187,718	198,642
3.50% 3/20/46	720,580	762,400
3.50% 6/20/46	1,419,761	1,495,362
3.50% 7/20/46	843,889	888,779
3.50% 1/20/47	639,747	673,124
3.50% 6/20/47	898,479	943,900
3.50% 7/20/47	811,245	852,137
3.50% 9/20/47	906,802	955,143
3.50% 10/20/47	1,276,319	1,346,609
3.50% 11/20/47	836,246	879,348
3.50% 12/20/47	370,765	389,330
3.50% 1/20/48	830,514	873,138
3.50% 6/20/48	1,029,296	1,080,845
3.50% 8/20/49	483,245	503,716
3.50% 11/20/49	772,839	806,875
3.50% 12/20/49	1,629,768	1,696,979
4.00% 8/20/40	152,484	165,170
4.00% 10/20/41	30,001	32,498
4.00% 11/20/41	525,055	568,748
4.00% 12/20/41	211,696	229,313
4.00% 5/20/42	481,411	524,567
4.00% 7/20/42	316,970	343,281

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 8/20/42	235,605	$ 255,168
4.00% 8/20/43	360,661	390,632
4.00% 3/20/44	489,740	529,659
4.00% 8/20/44	679,166	735,575
4.00% 10/20/44	196,667	212,995
4.00% 12/20/44	695,509	753,244
4.00% 1/20/45	143,999	155,949
4.00% 2/20/45	367,788	398,304
4.00% 8/20/45	252,873	273,561
4.00% 9/20/45	354,373	383,330
4.00% 10/20/45	535,530	568,940
4.00% 11/20/45	348,446	376,964
4.00% 1/20/46	76,217	82,203
4.00% 6/20/46	352,550	380,763
4.00% 1/20/47	289,555	308,772
4.00% 3/20/47	1,611,298	1,717,893
4.00% 4/20/47	525,889	560,679
4.00% 6/20/47	371,778	395,696
4.00% 7/20/47	134,371	143,203
4.00% 8/20/47	535,234	570,050
4.00% 5/20/49	763,775	804,459
4.00% 7/20/49	618,344	651,214
4.00% 3/20/50	955,796	1,005,503
4.50% 7/20/41	738,425	817,010
4.50% 12/20/43	476,887	527,500
4.50% 3/20/44	307,558	339,624
4.50% 4/20/45	231,090	255,319
4.50% 4/20/47	169,890	182,959
4.50% 7/20/47	172,424	185,569
4.50% 9/20/47	86,037	92,619
4.50% 3/20/48	258,277	276,309
4.50% 7/20/48	1,051,125	1,117,899
5.00% 4/20/43	372,442	421,040
5.00% 7/20/48	216,938	232,319
GNMA II S.F. 30 yr TBA
2.00% 1/1/52	6,975,000	7,037,972
2.50% 1/1/52	10,050,000	10,291,817
3.00% 1/1/52	2,000,000	2,069,305
Total Agency Mortgage-Backed Securities (Cost $836,964,070)		841,148,071
AGENCY OBLIGATIONS–1.57%
Fannie Mae S.F. 15 yr 5.63% 7/15/37	100,000	150,399
Federal Farm Credit Banks Funding Corp. 0.25% 2/26/24	4,245,000	4,200,811
Federal Home Loan Banks
0.13% 3/17/23	1,410,000	1,403,423
1.38% 2/17/23	1,000,000	1,010,667
3.25% 11/16/28	1,255,000	1,402,025
5.50% 7/15/36	300,000	435,032
Freddie Mac S.F. 15 yr
0.13% 10/16/23	225,000	222,774
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Freddie Mac S.F. 15 yr (continued)
0.25% 5/22/23	1,000,000	$ 995,796
0.25% 6/26/23	4,345,000	4,324,078
0.25% 7/10/23	455,000	452,521
0.25% 8/24/23	2,145,000	2,131,073
0.25% 9/8/23	2,190,000	2,175,134
0.25% 11/27/23	595,000	589,783
0.25% 12/4/23	335,000	331,832
0.38% 4/20/23	1,000,000	997,689
0.38% 5/5/23	1,000,000	997,759
0.38% 8/25/25	2,850,000	2,772,093
0.38% 9/23/25	185,000	179,990
0.75% 10/8/27	850,000	820,022
0.88% 8/5/30	3,500,000	3,298,187
1.50% 2/12/25	3,000,000	3,043,326
1.63% 1/7/25	2,580,000	2,626,646
1.75% 7/2/24	3,000,000	3,065,723
2.13% 4/24/26	1,765,000	1,830,283
2.63% 9/6/24	2,085,000	2,181,104
6.25% 5/15/29	500,000	664,078
6.25% 7/15/32	750,000	1,077,434
6.63% 11/15/30	300,000	423,664
6.75% 9/15/29	100,000	137,775
6.75% 3/15/31	300,000	431,005
7.13% 1/15/30	500,000	707,556
7.25% 5/15/30	500,000	719,506
Japan International Cooperation Agency
2.13% 10/20/26	200,000	206,422
3.38% 6/12/28	200,000	219,968
Tennessee Valley Authority
4.63% 9/15/60	150,000	229,623
4.65% 6/15/35	500,000	646,925
Series B 4.70% 7/15/33	200,000	258,375
5.38% 4/1/56	200,000	334,210
5.88% 4/1/36	75,000	109,355
6.15% 1/15/38	100,000	154,524
7.13% 5/1/30	100,000	142,266
Total Agency Obligations (Cost $46,660,168)		48,100,856
CORPORATE BONDS–26.67%
Advertising–0.03%
Interpublic Group of Cos., Inc.
2.40% 3/1/31	100,000	99,730
3.38% 3/1/41	70,000	72,071
4.75% 3/30/30	400,000	464,487
Omnicom Group, Inc. 2.45% 4/30/30	100,000	99,890
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60% 4/15/26	200,000	214,423
		950,601

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense–0.55%
Boeing Co.
1.17% 2/4/23	110,000	$ 110,011
1.43% 2/4/24	165,000	164,748
1.88% 6/15/23	250,000	252,013
1.95% 2/1/24	85,000	85,965
2.20% 2/4/26	1,750,000	1,749,583
2.60% 10/30/25	100,000	102,739
2.70% 2/1/27	75,000	76,259
2.75% 2/1/26	150,000	154,287
2.80% 3/1/23	100,000	101,773
2.95% 2/1/30	150,000	152,824
3.10% 5/1/26	100,000	104,197
3.20% 3/1/29	100,000	102,918
3.25% 2/1/28	150,000	156,298
3.25% 3/1/28	95,000	98,326
3.25% 2/1/35	100,000	100,765
3.55% 3/1/38	65,000	66,100
3.60% 5/1/34	100,000	104,761
3.63% 2/1/31	85,000	90,643
3.63% 3/1/48	35,000	34,660
3.75% 2/1/50	150,000	155,901
3.85% 11/1/48	35,000	36,326
3.90% 5/1/49	100,000	104,843
3.95% 8/1/59	150,000	155,806
4.51% 5/1/23	250,000	261,116
4.88% 5/1/25	285,000	311,810
5.04% 5/1/27	250,000	281,499
5.15% 5/1/30	500,000	582,551
5.71% 5/1/40	450,000	577,983
5.81% 5/1/50	500,000	677,063
5.93% 5/1/60	350,000	485,689
6.13% 2/15/33	50,000	63,194
6.88% 3/15/39	100,000	138,481
General Dynamics Corp.
1.88% 8/15/23	150,000	152,407
2.13% 8/15/26	150,000	154,342
2.38% 11/15/24	100,000	103,737
2.63% 11/15/27	100,000	104,872
3.38% 5/15/23	125,000	129,160
3.50% 5/15/25	150,000	159,910
3.75% 5/15/28	160,000	176,752
4.25% 4/1/50	300,000	382,568
L3Harris Technologies, Inc.
3.83% 4/27/25	250,000	266,527
3.85% 6/15/23	105,000	109,060
3.85% 12/15/26	75,000	81,559
3.95% 5/28/24	154,000	162,883
4.40% 6/15/28	150,000	168,362
4.85% 4/27/35	70,000	85,346
5.05% 4/27/45	70,000	91,752
Lockheed Martin Corp.
1.85% 6/15/30	45,000	44,194
2.80% 6/15/50	50,000	49,835
2.90% 3/1/25	300,000	314,197
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Lockheed Martin Corp. (continued)
3.10% 1/15/23	50,000	$ 50,913
3.60% 3/1/35	150,000	167,661
3.80% 3/1/45	250,000	285,777
4.07% 12/15/42	279,000	328,410
4.50% 5/15/36	40,000	48,813
4.70% 5/15/46	109,000	142,372
Northrop Grumman Corp.
3.20% 2/1/27	100,000	106,133
3.25% 8/1/23	350,000	362,017
3.25% 1/15/28	125,000	133,777
4.03% 10/15/47	300,000	353,765
5.05% 11/15/40	100,000	129,466
5.25% 5/1/50	600,000	840,383
7.75% 2/15/31	150,000	213,634
Raytheon Technologies Corp.
2.25% 7/1/30	100,000	99,716
2.38% 3/15/32	200,000	199,783
3.03% 3/15/52	140,000	140,673
3.13% 5/4/27	350,000	371,602
3.13% 7/1/50	600,000	612,761
3.20% 3/15/24	150,000	156,104
3.50% 3/15/27	107,000	114,612
3.75% 11/1/46	100,000	111,402
3.95% 8/16/25	75,000	81,324
4.05% 5/4/47	50,000	57,859
4.13% 11/16/28	180,000	201,338
4.15% 5/15/45	250,000	291,348
4.35% 4/15/47	70,000	85,055
4.45% 11/16/38	60,000	72,312
4.50% 6/1/42	400,000	494,488
4.63% 11/16/48	100,000	128,102
4.70% 12/15/41	200,000	246,353
		17,006,548
Agriculture–0.35%
Altria Group, Inc.
2.35% 5/6/25	40,000	40,939
2.45% 2/4/32	500,000	474,708
2.63% 9/16/26	145,000	149,728
3.40% 5/6/30	25,000	25,866
3.40% 2/4/41	415,000	382,811
3.70% 2/4/51	500,000	466,060
3.88% 9/16/46	200,000	193,450
4.00% 2/4/61	385,000	367,897
4.40% 2/14/26	65,000	71,598
4.45% 5/6/50	40,000	41,263
4.50% 5/2/43	100,000	103,641
4.80% 2/14/29	225,000	253,787
5.38% 1/31/44	63,000	72,717
5.80% 2/14/39	165,000	198,327
Archer-Daniels-Midland Co.
2.70% 9/15/51	250,000	251,207

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Archer-Daniels-Midland Co. (continued)
4.50% 3/15/49	500,000	$ 657,272
BAT Capital Corp.
2.26% 3/25/28	75,000	73,083
2.73% 3/25/31	150,000	145,563
2.79% 9/6/24	105,000	108,176
3.22% 8/15/24	400,000	415,737
3.22% 9/6/26	150,000	156,096
3.46% 9/6/29	200,000	207,249
3.56% 8/15/27	600,000	629,280
3.73% 9/25/40	65,000	62,435
3.98% 9/25/50	100,000	96,124
4.39% 8/15/37	275,000	289,753
4.54% 8/15/47	240,000	250,997
4.76% 9/6/49	100,000	107,375
4.91% 4/2/30	700,000	785,729
BAT International Finance PLC 1.67% 3/25/26	100,000	98,165
Bunge Ltd. Finance Corp.
1.63% 8/17/25	50,000	49,820
3.25% 8/15/26	45,000	47,467
3.75% 9/25/27	55,000	59,666
4.35% 3/15/24	150,000	159,501
Philip Morris International, Inc.
0.88% 5/1/26	250,000	240,952
1.13% 5/1/23	65,000	65,281
1.75% 11/1/30	250,000	237,842
2.10% 5/1/30	55,000	53,819
2.13% 5/10/23	50,000	50,748
2.75% 2/25/26	100,000	103,944
2.88% 5/1/24	100,000	103,963
3.13% 8/17/27	150,000	160,084
3.38% 8/11/25	100,000	106,073
3.38% 8/15/29	100,000	107,749
3.60% 11/15/23	300,000	314,589
4.13% 3/4/43	150,000	165,846
4.25% 11/10/44	85,000	97,043
4.38% 11/15/41	200,000	227,038
4.50% 3/20/42	100,000	115,644
6.38% 5/16/38	150,000	210,482
Reynolds American, Inc.
4.45% 6/12/25	105,000	113,399
4.85% 9/15/23	225,000	238,853
5.70% 8/15/35	50,000	59,246
5.85% 8/15/45	180,000	218,707
6.15% 9/15/43	125,000	153,072
		10,637,861
Airlines–0.08%
♦American Airlines Pass-Through Trust
3.00% 4/15/30	46,310	46,007
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
♦American Airlines Pass-Through Trust (continued)
3.20% 12/15/29	382,250	$ 384,199
3.65% 2/15/29	78,125	81,518
♦Delta Air Lines Pass-Through Trust
2.00% 12/10/29	136,546	133,501
3.20% 10/25/25	25,000	25,848
♦JetBlue Pass-Through Trust
2.75% 11/15/33	45,732	46,045
4.00% 5/15/34	23,364	25,200
Southwest Airlines Co.
2.63% 2/10/30	100,000	99,852
3.00% 11/15/26	100,000	104,238
4.75% 5/4/23	90,000	94,252
5.13% 6/15/27	265,000	302,954
5.25% 5/4/25	115,000	127,729
♦Spirit Airlines Pass-Through Trust 4.10% 10/1/29	16,495	17,002
♦United Airlines Pass-Through Trust
2.70% 11/1/33	88,880	88,104
3.10% 1/7/30	78,894	81,167
3.50% 9/1/31	115,922	120,767
3.75% 9/3/26	132,574	138,482
4.15% 10/11/25	145,410	150,741
4.15% 2/25/33	98,335	107,436
4.88% 7/15/27	53,880	56,095
5.88% 4/15/29	270,990	296,835
		2,527,972
Apparel–0.08%
NIKE, Inc.
2.25% 5/1/23	100,000	101,832
2.38% 11/1/26	150,000	156,726
2.85% 3/27/30	500,000	531,507
3.38% 11/1/46	100,000	111,302
3.38% 3/27/50	300,000	339,115
3.63% 5/1/43	100,000	114,022
3.88% 11/1/45	100,000	119,985
PVH Corp. 4.63% 7/10/25	30,000	32,671
Ralph Lauren Corp.
2.95% 6/15/30	55,000	57,320
3.75% 9/15/25	100,000	107,734
Tapestry, Inc.
3.05% 3/15/32	100,000	100,588
4.13% 7/15/27	35,000	37,812
VF Corp. 2.40% 4/23/25	500,000	514,348
		2,324,962

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–0.41%
American Honda Finance Corp.
0.55% 7/12/24	100,000	$ 98,689
0.65% 9/8/23	185,000	184,439
0.75% 8/9/24	135,000	133,477
0.88% 7/7/23	135,000	135,045
1.00% 9/10/25	250,000	245,997
1.20% 7/8/25	200,000	199,216
1.30% 9/9/26	165,000	162,973
1.80% 1/13/31	100,000	97,436
1.95% 5/10/23	100,000	101,579
2.00% 3/24/28	115,000	116,136
2.35% 1/8/27	100,000	102,803
2.90% 2/16/24	100,000	103,742
3.45% 7/14/23	100,000	104,085
3.55% 1/12/24	100,000	104,961
3.63% 10/10/23	75,000	78,624
Cummins, Inc.
0.75% 9/1/25	85,000	83,348
1.50% 9/1/30	250,000	236,543
2.60% 9/1/50	250,000	230,319
3.65% 10/1/23	139,000	144,718
4.88% 10/1/43	64,000	84,744
Daimler Finance North America LLC 8.50% 1/18/31	200,000	297,394
General Motors Co.
5.00% 10/1/28	150,000	172,017
5.15% 4/1/38	125,000	150,655
5.40% 4/1/48	200,000	255,154
5.95% 4/1/49	100,000	136,878
6.25% 10/2/43	350,000	478,954
6.60% 4/1/36	305,000	412,527
6.75% 4/1/46	75,000	107,167
6.80% 10/1/27	500,000	613,715
General Motors Financial Co., Inc.
1.05% 3/8/24	50,000	49,736
1.25% 1/8/26	250,000	244,610
1.70% 8/18/23	170,000	171,616
2.35% 1/8/31	250,000	243,353
2.40% 4/10/28	100,000	100,412
2.70% 8/20/27	250,000	254,291
2.90% 2/26/25	750,000	775,420
3.25% 1/5/23	150,000	153,245
3.60% 6/21/30	250,000	266,620
3.70% 5/9/23	140,000	144,174
3.85% 1/5/28	100,000	107,511
3.95% 4/13/24	150,000	157,835
4.00% 1/15/25	200,000	212,463
4.30% 7/13/25	100,000	107,794
4.35% 4/9/25	115,000	123,726
4.35% 1/17/27	180,000	198,288
5.10% 1/17/24	200,000	214,448
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
PACCAR Financial Corp.
0.35% 8/11/23	70,000	$ 69,435
0.35% 2/2/24	100,000	98,662
0.80% 6/8/23	40,000	40,031
0.90% 11/8/24	100,000	99,371
3.40% 8/9/23	100,000	104,015
Toyota Motor Corp.
0.68% 3/25/24	200,000	198,803
1.34% 3/25/26	200,000	199,088
2.36% 7/2/24	70,000	72,130
2.36% 3/25/31	200,000	206,074
2.76% 7/2/29	70,000	73,579
3.42% 7/20/23	150,000	156,211
3.67% 7/20/28	105,000	116,130
Toyota Motor Credit Corp.
0.40% 4/6/23	55,000	54,872
0.45% 1/11/24	250,000	247,879
0.50% 8/14/23	155,000	154,429
0.80% 1/9/26	250,000	243,072
1.15% 8/13/27	120,000	116,465
1.35% 8/25/23	200,000	201,768
1.65% 1/10/31	250,000	240,583
1.80% 2/13/25	250,000	253,741
1.90% 4/6/28	100,000	100,205
2.25% 10/18/23	150,000	153,785
2.90% 4/17/24	150,000	156,177
3.20% 1/11/27	100,000	107,265
3.40% 4/14/25	150,000	159,812
		12,522,459
Auto Parts & Equipment–0.03%
Aptiv PLC
3.10% 12/1/51	200,000	190,507
4.35% 3/15/29	65,000	73,680
5.40% 3/15/49	150,000	198,676
BorgWarner, Inc. 2.65% 7/1/27	125,000	129,140
Lear Corp.
3.80% 9/15/27	100,000	109,003
4.25% 5/15/29	50,000	55,075
Magna International, Inc. 3.63% 6/15/24	200,000	210,347
		966,428
Banks–5.62%
Banco Bilbao Vizcaya Argentaria SA
0.88% 9/18/23	200,000	199,195
1.13% 9/18/25	200,000	195,889
Banco Santander SA
μ0.70% 6/30/24	200,000	198,934
μ1.72% 9/14/27	200,000	196,361
1.85% 3/25/26	200,000	199,083
2.75% 5/28/25	200,000	206,718

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Banco Santander SA (continued)
2.96% 3/25/31	200,000	$ 204,058
3.13% 2/23/23	200,000	204,705
3.49% 5/28/30	200,000	211,129
3.85% 4/12/23	200,000	206,869
4.25% 4/11/27	200,000	219,884
4.38% 4/12/28	200,000	223,020
5.18% 11/19/25	200,000	222,626
Bank of America Corp.
μ0.81% 10/24/24	350,000	347,667
μ0.98% 9/25/25	200,000	197,571
μ1.20% 10/24/26	1,350,000	1,323,057
μ1.32% 6/19/26	900,000	890,441
μ1.49% 5/19/24	250,000	251,811
μ1.53% 12/6/25	200,000	200,326
μ1.66% 3/11/27	250,000	248,245
μ1.73% 7/22/27	305,000	302,779
μ1.90% 7/23/31	200,000	191,415
μ1.92% 10/24/31	350,000	335,110
μ2.02% 2/13/26	300,000	303,861
μ2.09% 6/14/29	750,000	744,728
μ2.30% 7/21/32	500,000	491,603
μ2.46% 10/22/25	200,000	205,413
μ2.48% 9/21/36	300,000	290,601
μ2.50% 2/13/31	300,000	300,765
μ2.57% 10/20/32	250,000	251,201
μ2.65% 3/11/32	250,000	253,212
μ2.68% 6/19/41	700,000	673,798
μ2.83% 10/24/51	75,000	73,635
μ2.88% 10/22/30	200,000	206,510
μ2.97% 7/21/52	500,000	501,487
μ3.09% 10/1/25	550,000	572,268
μ3.19% 7/23/30	250,000	263,647
3.25% 10/21/27	500,000	532,201
3.30% 1/11/23	1,000,000	1,027,371
μ3.37% 1/23/26	250,000	262,999
μ3.42% 12/20/28	480,000	512,479
μ3.46% 3/15/25	200,000	209,162
μ3.48% 3/13/52	250,000	275,864
3.50% 4/19/26	350,000	377,016
μ3.55% 3/5/24	400,000	411,889
μ3.56% 4/23/27	300,000	320,806
μ3.59% 7/21/28	350,000	376,698
μ3.82% 1/20/28	250,000	270,719
μ3.86% 7/23/24	400,000	416,743
3.88% 8/1/25	400,000	433,564
3.95% 4/21/25	250,000	267,225
μ3.95% 1/23/49	250,000	291,845
μ3.97% 2/7/30	375,000	413,075
4.00% 4/1/24	475,000	504,948
μ4.08% 3/20/51	700,000	841,979
4.10% 7/24/23	350,000	367,909
4.18% 11/25/27	250,000	273,536
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp. (continued)
4.25% 10/22/26	433,000	$ 477,773
μ4.27% 7/23/29	400,000	445,977
μ4.44% 1/20/48	200,000	248,525
4.45% 3/3/26	430,000	473,412
5.00% 1/21/44	350,000	459,609
5.88% 2/7/42	218,000	309,540
6.11% 1/29/37	200,000	269,035
7.75% 5/14/38	200,000	313,371
Bank of America NA 6.00% 10/15/36	400,000	548,194
Bank of Montreal
0.40% 9/15/23	135,000	134,025
0.45% 12/8/23	355,000	351,562
1.25% 9/15/26	200,000	195,723
2.50% 6/28/24	135,000	139,218
μ3.80% 12/15/32	300,000	321,779
Bank of New York Mellon Corp.
1.85% 1/27/23	115,000	116,585
2.10% 10/24/24	170,000	174,357
2.20% 8/16/23	100,000	102,166
2.45% 8/17/26	650,000	674,358
3.00% 2/24/25	100,000	104,913
3.00% 10/30/28	55,000	58,550
3.25% 9/11/24	400,000	420,881
3.25% 5/16/27	150,000	161,615
3.30% 8/23/29	350,000	377,271
μ3.44% 2/7/28	180,000	193,122
3.45% 8/11/23	100,000	104,191
3.85% 4/28/28	100,000	112,194
3.95% 11/18/25	100,000	109,150
Bank of Nova Scotia
0.40% 9/15/23	80,000	79,367
1.05% 3/2/26	250,000	243,663
1.30% 6/11/25	500,000	497,099
1.30% 9/15/26	100,000	98,006
2.38% 1/18/23	200,000	203,432
2.70% 8/3/26	200,000	208,486
3.40% 2/11/24	250,000	262,303
μ3.63% 10/27/81	200,000	193,208
4.50% 12/16/25	150,000	164,767
BankUnited, Inc. 5.13% 6/11/30	200,000	227,728
Barclays PLC
μ2.28% 11/24/27	200,000	200,357
μ2.65% 6/24/31	300,000	298,715
μ2.67% 3/10/32	200,000	198,354
μ2.85% 5/7/26	200,000	206,271
μ2.89% 11/24/32	200,000	201,417
μ3.33% 11/24/42	200,000	203,524
3.68% 1/10/23	200,000	200,093
μ3.81% 3/10/42	200,000	213,220

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Barclays PLC (continued)
μ3.93% 5/7/25	200,000	$ 210,331
μ4.34% 5/16/24	200,000	208,195
4.34% 1/10/28	200,000	218,355
4.38% 1/12/26	200,000	218,639
4.95% 1/10/47	200,000	258,956
μ4.97% 5/16/29	200,000	228,124
5.20% 5/12/26	1,100,000	1,227,457
5.25% 8/17/45	200,000	264,794
BNP Paribas SA
3.25% 3/3/23	200,000	205,930
4.25% 10/15/24	200,000	215,691
BPCE SA 3.38% 12/2/26	250,000	266,398
Canadian Imperial Bank of Commerce
0.50% 12/14/23	250,000	246,914
0.95% 10/23/25	105,000	102,794
1.00% 10/18/24	150,000	148,673
2.25% 1/28/25	200,000	204,319
3.10% 4/2/24	300,000	312,778
Citibank NA 3.65% 1/23/24	500,000	525,938
Citigroup, Inc.
μ0.78% 10/30/24	300,000	298,212
μ0.98% 5/1/25	125,000	124,014
μ1.28% 11/3/25	60,000	59,839
μ2.52% 11/3/32	145,000	144,828
μ2.56% 5/1/32	140,000	140,726
μ2.57% 6/3/31	500,000	504,324
μ2.67% 1/29/31	300,000	304,541
μ2.90% 11/3/42	100,000	99,013
μ3.11% 4/8/26	1,600,000	1,677,323
3.20% 10/21/26	300,000	317,906
μ3.35% 4/24/25	300,000	313,245
μ3.52% 10/27/28	250,000	268,170
μ3.67% 7/24/28	200,000	215,708
3.70% 1/12/26	400,000	432,510
3.75% 6/16/24	400,000	424,354
3.88% 10/25/23	350,000	368,875
μ3.88% 1/24/39	250,000	284,292
μ3.98% 3/20/30	750,000	827,917
μ4.04% 6/1/24	250,000	260,549
4.13% 7/25/28	380,000	417,014
4.30% 11/20/26	400,000	442,590
4.45% 9/29/27	300,000	334,506
4.60% 3/9/26	105,000	115,799
4.65% 7/30/45	250,000	315,235
4.65% 7/23/48	250,000	321,011
4.75% 5/18/46	150,000	184,447
μ5.32% 3/26/41	900,000	1,189,504
5.50% 9/13/25	200,000	226,185
5.88% 2/22/33	200,000	253,668
5.88% 1/30/42	150,000	211,992
6.00% 10/31/33	100,000	128,945
6.63% 6/15/32	100,000	132,660
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc. (continued)
6.68% 9/13/43	150,000	$ 225,520
8.13% 7/15/39	350,000	591,749
Comerica Bank 4.00% 7/27/25	250,000	270,230
Comerica, Inc. 3.70% 7/31/23	75,000	78,047
Cooperatieve Rabobank UA
0.38% 1/12/24	250,000	246,717
2.75% 1/10/23	250,000	255,258
3.75% 7/21/26	250,000	269,232
5.25% 5/24/41	150,000	210,316
5.25% 8/4/45	250,000	328,761
Credit Suisse AG 1.00% 5/5/23	915,000	917,396
Credit Suisse Group AG
3.80% 6/9/23	400,000	414,420
4.55% 4/17/26	350,000	385,609
4.88% 5/15/45	400,000	506,446
Deutsche Bank AG
μ1.45% 4/1/25	200,000	198,759
μ2.13% 11/24/26	150,000	149,754
μ2.22% 9/18/24	265,000	268,409
μ3.55% 9/18/31	355,000	373,624
3.70% 5/30/24	490,000	514,884
μ3.96% 11/26/25	200,000	211,190
4.10% 1/13/26	200,000	213,239
Discover Bank
3.35% 2/6/23	550,000	563,156
4.20% 8/8/23	250,000	262,541
Fifth Third Bancorp
μ1.71% 11/1/27	220,000	217,293
2.55% 5/5/27	120,000	123,775
3.65% 1/25/24	100,000	104,761
4.30% 1/16/24	250,000	264,358
8.25% 3/1/38	100,000	163,998
Fifth Third Bank NA 3.95% 7/28/25	200,000	217,529
First Horizon Corp.
3.55% 5/26/23	100,000	103,038
4.00% 5/26/25	100,000	106,907
First Republic Bank 4.63% 2/13/47	250,000	309,669
FNB Corp. 2.20% 2/24/23	35,000	35,291
Goldman Sachs Group, Inc.
0.52% 3/8/23	155,000	154,501
μ0.67% 3/8/24	250,000	248,871
μ0.86% 2/12/26	1,250,000	1,225,507
μ0.93% 10/21/24	210,000	209,097
μ1.09% 12/9/26	100,000	97,446
1.22% 12/6/23	500,000	501,277
μ1.43% 3/9/27	200,000	195,925
μ1.95% 10/21/27	430,000	428,108
μ2.38% 7/21/32	855,000	841,830
μ2.65% 10/21/32	175,000	176,095
μ2.91% 7/21/42	290,000	288,319

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
3.20% 2/23/23	470,000	$ 482,021
μ3.27% 9/29/25	350,000	367,235
3.63% 1/22/23	450,000	463,432
3.63% 2/20/24	210,000	220,302
μ3.69% 6/5/28	135,000	145,374
3.75% 5/22/25	750,000	800,406
3.80% 3/15/30	600,000	660,490
μ3.81% 4/23/29	400,000	435,101
3.85% 7/8/24	400,000	423,226
3.85% 1/26/27	300,000	322,432
μ4.02% 10/31/38	350,000	400,305
μ4.22% 5/1/29	500,000	555,413
μ4.41% 4/23/39	500,000	597,274
4.75% 10/21/45	150,000	193,062
5.15% 5/22/45	360,000	468,168
5.95% 1/15/27	200,000	235,754
6.25% 2/1/41	255,000	370,705
6.45% 5/1/36	200,000	273,317
6.75% 10/1/37	800,000	1,134,319
HSBC Bank USA NA 7.00% 1/15/39	100,000	155,259
HSBC Holdings PLC
μ1.59% 5/24/27	210,000	205,366
μ1.65% 4/18/26	225,000	223,135
μ2.01% 9/22/28	355,000	347,508
μ2.10% 6/4/26	290,000	291,879
μ2.36% 8/18/31	200,000	195,399
μ2.63% 11/7/25	510,000	523,100
μ2.85% 6/4/31	250,000	252,887
3.60% 5/25/23	500,000	518,500
μ3.80% 3/11/25	325,000	341,046
3.90% 5/25/26	400,000	431,385
μ3.95% 5/18/24	235,000	243,708
μ3.97% 5/22/30	435,000	471,865
μ4.04% 3/13/28	200,000	216,188
4.25% 3/14/24	300,000	316,776
μ4.29% 9/12/26	600,000	647,764
4.30% 3/8/26	250,000	273,945
4.38% 11/23/26	375,000	411,421
μ4.58% 6/19/29	235,000	263,258
6.10% 1/14/42	200,000	285,954
6.50% 5/2/36	200,000	271,725
6.50% 9/15/37	200,000	276,710
6.80% 6/1/38	200,000	283,075
Huntington Bancshares, Inc.
2.55% 2/4/30	250,000	253,793
2.63% 8/6/24	100,000	102,974
4.00% 5/15/25	150,000	161,332
Industrial & Commercial Bank of China Ltd. 3.54% 11/8/27	250,000	270,476
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV
μ1.73% 4/1/27	200,000	$ 198,656
3.55% 4/9/24	500,000	524,120
4.05% 4/9/29	370,000	413,177
JPMorgan Chase & Co.
μ0.56% 2/16/25	575,000	566,673
μ0.65% 9/16/24	335,000	333,426
μ0.70% 3/16/24	250,000	249,389
μ0.77% 8/9/25	165,000	162,385
μ0.82% 6/1/25	335,000	331,089
μ0.97% 6/23/25	500,000	495,133
μ1.04% 2/4/27	250,000	241,963
μ1.47% 9/22/27	190,000	186,243
μ1.51% 6/1/24	700,000	705,314
μ1.56% 12/10/25	200,000	200,213
μ1.76% 11/19/31	350,000	331,728
μ1.95% 2/4/32	150,000	144,474
μ2.01% 3/13/26	110,000	111,297
μ2.07% 6/1/29	280,000	277,664
μ2.18% 6/1/28	700,000	705,709
μ2.30% 10/15/25	185,000	189,201
μ2.53% 11/19/41	350,000	332,814
μ2.55% 11/8/32	250,000	251,405
2.70% 5/18/23	250,000	255,673
μ2.74% 10/15/30	460,000	472,642
2.95% 10/1/26	500,000	527,822
μ2.96% 5/13/31	80,000	82,830
μ3.11% 4/22/41	800,000	828,519
μ3.11% 4/22/51	700,000	723,219
3.20% 1/25/23	500,000	513,560
3.20% 6/15/26	450,000	477,189
μ3.22% 3/1/25	270,000	280,682
3.30% 4/1/26	500,000	533,236
3.38% 5/1/23	200,000	206,190
μ3.51% 1/23/29	310,000	332,085
μ3.54% 5/1/28	150,000	162,905
μ3.56% 4/23/24	265,000	273,848
3.63% 5/13/24	250,000	264,427
3.63% 12/1/27	260,000	280,155
μ3.70% 5/6/30	250,000	273,213
μ3.80% 7/23/24	300,000	312,653
3.90% 7/15/25	500,000	541,137
μ3.96% 1/29/27	500,000	540,243
μ3.96% 11/15/48	200,000	234,566
μ4.01% 4/23/29	350,000	386,314
μ4.02% 12/5/24	200,000	210,873
4.13% 12/15/26	500,000	551,486
μ4.20% 7/23/29	300,000	335,590
μ4.45% 12/5/29	200,000	226,979
μ4.49% 3/24/31	700,000	810,046
4.95% 6/1/45	500,000	650,660
5.40% 1/6/42	200,000	271,968
5.50% 10/15/40	100,000	136,030
5.60% 7/15/41	500,000	692,355

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
6.40% 5/15/38	450,000	$ 654,724
8.00% 4/29/27	100,000	129,403
μKeyBank NA 0.42% 1/3/24	250,000	249,077
KeyCorp 2.25% 4/6/27	250,000	254,093
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	154,169
^0.00% 6/29/37	500,000	378,289
0.25% 4/25/23	390,000	388,390
0.25% 10/19/23	500,000	495,658
0.25% 3/8/24	325,000	320,881
0.38% 7/18/25	1,520,000	1,479,417
0.63% 1/22/26	450,000	439,033
0.75% 9/30/30	800,000	746,585
1.63% 2/15/23	875,000	885,680
1.75% 9/14/29	140,000	142,237
2.00% 5/2/25	400,000	411,313
2.13% 1/17/23	1,000,000	1,016,879
2.63% 2/28/24	680,000	706,411
2.88% 4/3/28	525,000	569,097
Landwirtschaftliche Rentenbank
0.50% 5/27/25	145,000	141,918
0.88% 3/30/26	160,000	157,142
2.50% 11/15/27	300,000	316,585
3.13% 11/14/23	1,000,000	1,042,984
Lloyds Banking Group PLC
μ0.70% 5/11/24	200,000	199,207
μ1.63% 5/11/27	200,000	196,891
μ2.44% 2/5/26	200,000	203,897
μ3.57% 11/7/28	350,000	373,803
3.75% 1/11/27	235,000	254,300
4.05% 8/16/23	200,000	209,540
4.34% 1/9/48	150,000	174,839
4.38% 3/22/28	200,000	224,368
4.45% 5/8/25	200,000	217,247
4.55% 8/16/28	700,000	796,134
4.58% 12/10/25	300,000	327,250
4.65% 3/24/26	200,000	220,172
Mitsubishi UFJ Financial Group, Inc.
μ0.85% 9/15/24	500,000	497,524
μ0.96% 10/11/25	200,000	197,218
1.41% 7/17/25	200,000	198,888
μ1.64% 10/13/27	250,000	246,733
2.05% 7/17/30	200,000	194,250
2.53% 9/13/23	200,000	205,181
2.56% 2/25/30	200,000	201,692
2.80% 7/18/24	200,000	207,296
3.20% 7/18/29	200,000	211,274
3.29% 7/25/27	200,000	213,591
3.41% 3/7/24	150,000	157,025
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (continued)
3.46% 3/2/23	200,000	$ 205,916
3.74% 3/7/29	200,000	218,486
3.75% 7/18/39	200,000	226,729
3.78% 3/2/25	200,000	213,718
3.85% 3/1/26	400,000	432,778
3.96% 3/2/28	350,000	388,124
4.05% 9/11/28	200,000	224,144
4.15% 3/7/39	70,000	82,750
4.29% 7/26/38	70,000	83,929
Mizuho Financial Group, Inc.
μ0.85% 9/8/24	200,000	198,961
μ1.24% 7/10/24	300,000	300,726
μ1.98% 9/8/31	200,000	192,412
μ2.26% 7/9/32	200,000	195,431
2.56% 9/13/31	200,000	194,929
μ2.84% 7/16/25	200,000	207,041
μ3.15% 7/16/30	200,000	209,708
3.17% 9/11/27	200,000	210,701
3.55% 3/5/23	200,000	206,236
μ3.92% 9/11/24	200,000	208,940
4.02% 3/5/28	200,000	221,901
μ4.25% 9/11/29	200,000	223,210
Morgan Stanley
μ0.79% 1/22/25	500,000	494,934
μ0.79% 5/30/25	200,000	197,386
μ0.86% 10/21/25	50,000	49,289
μ0.99% 12/10/26	500,000	484,968
μ1.16% 10/21/25	185,000	183,539
μ1.51% 7/20/27	500,000	492,120
μ1.79% 2/13/32	655,000	619,987
μ1.93% 4/28/32	1,000,000	955,516
μ2.24% 7/21/32	500,000	489,037
μ2.48% 9/16/36	250,000	240,737
μ2.51% 10/20/32	185,000	184,803
μ2.70% 1/22/31	235,000	240,425
μ2.72% 7/22/25	95,000	97,897
3.13% 1/23/23	450,000	461,395
3.13% 7/27/26	235,000	248,941
μ3.59% 7/22/28	200,000	215,618
μ3.62% 4/1/31	1,600,000	1,743,509
3.63% 1/20/27	350,000	379,455
3.70% 10/23/24	725,000	772,089
μ3.74% 4/24/24	210,000	217,254
3.75% 2/25/23	500,000	517,144
μ3.77% 1/24/29	950,000	1,033,767
3.88% 1/27/26	265,000	286,553
3.95% 4/23/27	300,000	330,264
μ3.97% 7/22/38	130,000	148,157
4.00% 7/23/25	200,000	216,748
4.10% 5/22/23	350,000	364,535
4.30% 1/27/45	500,000	614,811
4.35% 9/8/26	300,000	331,601

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley (continued)
4.38% 1/22/47	400,000	$ 502,456
μ4.43% 1/23/30	165,000	188,027
5.00% 11/24/25	175,000	195,902
6.25% 8/9/26	100,000	119,282
7.25% 4/1/32	100,000	142,493
National Australia Bank Ltd.
2.50% 7/12/26	250,000	261,062
3.00% 1/20/23	500,000	512,143
μNational Bank of Canada 0.55% 11/15/24	250,000	247,089
Natwest Group PLC
μ3.07% 5/22/28	200,000	208,018
μ4.27% 3/22/25	400,000	423,299
μ4.45% 5/8/30	200,000	224,634
μ4.52% 6/25/24	400,000	418,451
4.80% 4/5/26	250,000	278,066
Northern Trust Corp.
1.95% 5/1/30	190,000	188,124
3.65% 8/3/28	100,000	111,294
3.95% 10/30/25	250,000	273,205
Oesterreichische Kontrollbank AG
0.38% 9/17/25	320,000	310,114
1.50% 2/12/25	600,000	606,904
2.88% 3/13/23	150,000	154,002
PNC Bank NA
2.70% 10/22/29	250,000	258,267
3.10% 10/25/27	250,000	267,456
3.25% 6/1/25	250,000	265,668
PNC Financial Services Group, Inc.
1.15% 8/13/26	250,000	246,464
2.20% 11/1/24	200,000	205,347
2.55% 1/22/30	150,000	154,205
3.15% 5/19/27	250,000	269,418
3.45% 4/23/29	350,000	381,095
3.50% 1/23/24	125,000	130,886
Regions Financial Corp. 2.25% 5/18/25	100,000	101,957
Royal Bank of Canada
0.43% 1/19/24	215,000	212,355
0.50% 10/26/23	105,000	104,367
0.88% 1/20/26	250,000	243,244
1.15% 6/10/25	1,030,000	1,021,098
1.40% 11/2/26	250,000	246,665
1.95% 1/17/23	125,000	126,677
2.25% 11/1/24	200,000	205,293
2.30% 11/3/31	200,000	200,931
Santander Holdings USA, Inc.
3.40% 1/18/23	150,000	153,305
3.45% 6/2/25	100,000	104,914
4.40% 7/13/27	220,000	241,197
4.50% 7/17/25	250,000	270,634
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μSantander UK Group Holdings PLC
1.09% 3/15/25	250,000	$ 247,712
1.53% 8/21/26	250,000	245,913
3.37% 1/5/24	500,000	510,833
3.82% 11/3/28	200,000	214,662
μSignature Bank 4.00% 10/15/30	250,000	265,398
Sumitomo Mitsui Financial Group, Inc.
1.40% 9/17/26	200,000	195,212
1.47% 7/8/25	435,000	432,722
1.90% 9/17/28	200,000	196,066
2.13% 7/8/30	300,000	291,462
2.14% 9/23/30	500,000	480,448
2.22% 9/17/31	200,000	196,169
2.35% 1/15/25	200,000	204,931
2.45% 9/27/24	200,000	205,688
2.70% 7/16/24	200,000	206,535
2.93% 9/17/41	100,000	98,772
3.01% 10/19/26	500,000	523,622
3.04% 7/16/29	200,000	208,449
3.10% 1/17/23	250,000	255,929
3.35% 10/18/27	150,000	160,242
3.36% 7/12/27	200,000	214,171
3.45% 1/11/27	250,000	267,771
3.54% 1/17/28	250,000	269,741
3.75% 7/19/23	150,000	156,261
3.78% 3/9/26	200,000	215,713
3.94% 7/19/28	150,000	166,096
SVB Financial Group
1.80% 10/28/26	100,000	99,654
1.80% 2/2/31	165,000	156,321
3.13% 6/5/30	60,000	62,969
Toronto-Dominion Bank
0.25% 1/6/23	210,000	209,399
0.45% 9/11/23	500,000	496,927
0.55% 3/4/24	250,000	247,283
0.70% 9/10/24	200,000	197,399
0.75% 6/12/23	165,000	165,007
0.75% 1/6/26	250,000	242,263
1.25% 12/13/24	65,000	65,078
1.25% 9/10/26	200,000	196,492
2.00% 9/10/31	100,000	98,569
2.65% 6/12/24	200,000	207,453
3.25% 3/11/24	200,000	208,998
3.50% 7/19/23	150,000	156,307
Truist Bank
3.00% 2/2/23	100,000	102,199
3.20% 4/1/24	600,000	628,060
3.30% 5/15/26	200,000	212,665
3.63% 9/16/25	250,000	267,816
μ3.69% 8/2/24	200,000	208,573
4.05% 11/3/25	75,000	81,844

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Truist Financial Corp.
1.13% 8/3/27	200,000	$ 193,510
1.20% 8/5/25	165,000	163,643
μ1.27% 3/2/27	145,000	142,261
1.95% 6/5/30	165,000	162,927
2.20% 3/16/23	150,000	152,522
2.85% 10/26/24	100,000	104,492
3.70% 6/5/25	150,000	161,263
3.75% 12/6/23	150,000	157,660
U.S. Bancorp
1.38% 7/22/30	150,000	141,138
1.45% 5/12/25	100,000	100,412
2.38% 7/22/26	150,000	155,756
2.40% 7/30/24	150,000	154,976
3.00% 7/30/29	150,000	158,418
3.10% 4/27/26	65,000	68,686
3.38% 2/5/24	250,000	262,065
3.60% 9/11/24	250,000	265,531
3.70% 1/30/24	250,000	263,924
3.90% 4/26/28	250,000	279,906
U.S. Bank NA
2.05% 1/21/25	300,000	306,819
2.85% 1/23/23	250,000	255,326
Wachovia Corp. 5.50% 8/1/35	150,000	190,188
Wells Fargo & Co.
μ0.81% 5/19/25	60,000	59,323
μ1.65% 6/2/24	650,000	655,500
μ2.16% 2/11/26	415,000	421,193
μ2.19% 4/30/26	1,000,000	1,017,663
μ2.39% 6/2/28	205,000	208,347
μ2.41% 10/30/25	440,000	450,987
μ2.57% 2/11/31	415,000	423,657
μ2.88% 10/30/30	500,000	519,794
3.00% 4/22/26	150,000	157,562
3.00% 10/23/26	300,000	315,178
μ3.07% 4/30/41	1,000,000	1,025,525
3.30% 9/9/24	250,000	262,921
3.45% 2/13/23	250,000	257,216
μ3.58% 5/22/28	755,000	811,643
3.75% 1/24/24	300,000	314,987
4.10% 6/3/26	740,000	806,565
4.13% 8/15/23	300,000	314,605
4.15% 1/24/29	300,000	335,822
4.30% 7/22/27	750,000	835,599
4.40% 6/14/46	250,000	296,288
4.65% 11/4/44	225,000	272,396
4.75% 12/7/46	350,000	436,818
μ5.01% 4/4/51	950,000	1,297,257
Wells Fargo Bank NA 6.60% 1/15/38	450,000	653,364
Westpac Banking Corp.
2.00% 1/13/23	30,000	30,449
2.35% 2/19/25	200,000	206,498
2.65% 1/16/30	70,000	72,754
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking Corp. (continued)
μ2.67% 11/15/35	125,000	$ 121,768
2.70% 8/19/26	200,000	210,011
2.85% 5/13/26	150,000	157,975
μ2.89% 2/4/30	600,000	612,867
2.96% 11/16/40	95,000	93,175
3.30% 2/26/24	250,000	262,251
3.35% 3/8/27	250,000	269,897
3.40% 1/25/28	100,000	108,639
3.65% 5/15/23	100,000	103,982
μ4.11% 7/24/34	95,000	102,524
μ4.32% 11/23/31	250,000	270,365
4.42% 7/24/39	70,000	81,840
		172,275,692
Beverages–0.63%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65% 2/1/26	700,000	751,558
4.70% 2/1/36	950,000	1,146,469
Anheuser-Busch InBev Finance, Inc. 4.00% 1/17/43	100,000	111,258
Anheuser-Busch InBev Worldwide, Inc.
3.50% 6/1/30	500,000	548,026
3.75% 7/15/42	136,000	148,241
4.00% 4/13/28	270,000	300,321
4.35% 6/1/40	600,000	705,191
4.38% 4/15/38	285,000	333,751
4.44% 10/6/48	395,000	472,113
4.60% 4/15/48	115,000	140,627
4.75% 1/23/29	395,000	459,755
4.75% 4/15/58	200,000	247,273
4.90% 1/23/31	160,000	192,136
4.95% 1/15/42	300,000	376,293
5.45% 1/23/39	165,000	215,945
5.55% 1/23/49	1,230,000	1,701,653
5.80% 1/23/59	415,000	600,027
8.20% 1/15/39	200,000	324,750
Brown-Forman Corp.
3.50% 4/15/25	60,000	63,915
4.00% 4/15/38	85,000	98,401
Coca-Cola Co.
1.00% 3/15/28	145,000	139,353
1.38% 3/15/31	250,000	235,800
1.45% 6/1/27	60,000	59,648
1.50% 3/5/28	145,000	142,605
1.65% 6/1/30	700,000	675,483
1.75% 9/6/24	150,000	152,845
2.00% 3/5/31	165,000	164,448
2.13% 9/6/29	150,000	152,481
2.50% 6/1/40	70,000	70,263

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola Co. (continued)
2.50% 3/15/51	165,000	$ 158,328
2.60% 6/1/50	150,000	146,458
2.75% 6/1/60	150,000	148,568
2.90% 5/25/27	100,000	106,454
3.00% 3/5/51	65,000	68,790
Coca-Cola Consolidated, Inc. 3.80% 11/25/25	50,000	53,896
Coca-Cola Femsa SAB de CV
1.85% 9/1/32	185,000	174,344
2.75% 1/22/30	300,000	306,828
Constellation Brands, Inc.
3.15% 8/1/29	100,000	105,471
3.20% 2/15/23	100,000	102,145
3.50% 5/9/27	30,000	32,238
3.60% 2/15/28	100,000	107,972
3.70% 12/6/26	100,000	108,021
4.10% 2/15/48	100,000	113,367
4.25% 5/1/23	280,000	291,785
4.50% 5/9/47	45,000	53,753
4.65% 11/15/28	125,000	143,698
Diageo Capital PLC
2.13% 10/24/24	200,000	204,486
2.38% 10/24/29	200,000	204,249
3.50% 9/18/23	200,000	208,244
3.88% 5/18/28	200,000	223,310
3.88% 4/29/43	30,000	35,252
5.88% 9/30/36	100,000	139,827
Fomento Economico Mexicano SAB de CV
2.88% 5/10/23	150,000	153,563
4.38% 5/10/43	200,000	234,350
Keurig Dr Pepper, Inc.
0.75% 3/15/24	100,000	99,303
2.25% 3/15/31	85,000	83,759
3.13% 12/15/23	100,000	103,621
3.35% 3/15/51	60,000	62,389
3.40% 11/15/25	150,000	158,869
3.43% 6/15/27	70,000	74,872
3.80% 5/1/50	450,000	498,272
4.42% 12/15/46	50,000	59,215
4.60% 5/25/28	150,000	170,591
4.99% 5/25/38	100,000	123,719
Molson Coors Beverage Co.
3.00% 7/15/26	110,000	115,142
4.20% 7/15/46	345,000	382,416
5.00% 5/1/42	250,000	302,017
PepsiCo, Inc.
0.40% 10/7/23	55,000	54,700
0.75% 5/1/23	85,000	85,109
1.40% 2/25/31	75,000	71,523
1.63% 5/1/30	560,000	543,065
1.95% 10/21/31	150,000	149,927
2.38% 10/6/26	80,000	83,554
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo, Inc. (continued)
2.63% 10/21/41	200,000	$ 202,352
2.75% 3/1/23	550,000	563,524
2.75% 3/19/30	100,000	105,560
2.75% 10/21/51	135,000	138,351
2.85% 2/24/26	90,000	94,813
3.00% 10/15/27	150,000	160,788
3.60% 3/1/24	479,000	504,738
		19,348,215
Biotechnology–0.30%
Amgen, Inc.
1.65% 8/15/28	200,000	195,990
1.90% 2/21/25	135,000	137,528
2.00% 1/15/32	200,000	193,663
2.20% 2/21/27	175,000	179,131
2.25% 8/19/23	200,000	204,299
2.30% 2/25/31	100,000	100,550
2.45% 2/21/30	400,000	407,104
2.60% 8/19/26	200,000	208,491
2.77% 9/1/53	758,000	708,208
2.80% 8/15/41	200,000	192,421
3.00% 1/15/52	200,000	194,059
3.13% 5/1/25	200,000	210,823
3.15% 2/21/40	200,000	205,103
3.38% 2/21/50	300,000	312,039
3.63% 5/22/24	150,000	157,979
5.15% 11/15/41	250,000	317,964
Baxalta, Inc.
4.00% 6/23/25	45,000	48,521
5.25% 6/23/45	14,000	18,592
Biogen, Inc.
2.25% 5/1/30	75,000	73,844
3.15% 5/1/50	120,000	115,340
3.25% 2/15/51	586,000	575,007
4.05% 9/15/25	145,000	157,488
Gilead Sciences, Inc.
0.75% 9/29/23	86,000	85,638
1.20% 10/1/27	120,000	115,984
1.65% 10/1/30	95,000	91,051
2.60% 10/1/40	250,000	240,840
2.80% 10/1/50	250,000	242,361
2.95% 3/1/27	300,000	316,003
3.50% 2/1/25	270,000	285,427
3.65% 3/1/26	300,000	323,206
4.15% 3/1/47	380,000	447,399
4.50% 2/1/45	80,000	97,527
4.60% 9/1/35	200,000	241,995
4.75% 3/1/46	200,000	253,424
4.80% 4/1/44	200,000	252,450
5.65% 12/1/41	250,000	344,161
Royalty Pharma PLC
0.75% 9/2/23	135,000	134,150
1.20% 9/2/25	180,000	176,202

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Royalty Pharma PLC (continued)
1.75% 9/2/27	115,000	$ 112,985
2.20% 9/2/30	105,000	101,634
3.30% 9/2/40	160,000	159,539
3.55% 9/2/50	160,000	158,635
		9,094,755
Building Materials–0.13%
Carrier Global Corp.
2.24% 2/15/25	700,000	716,787
2.49% 2/15/27	85,000	87,323
2.72% 2/15/30	120,000	122,549
3.38% 4/5/40	85,000	88,809
3.58% 4/5/50	120,000	127,587
Fortune Brands Home & Security, Inc.
3.25% 9/15/29	150,000	158,553
4.00% 6/15/25	50,000	53,604
Johnson Controls International plc
φ3.63% 7/2/24	100,000	105,291
3.90% 2/14/26	28,000	30,307
4.50% 2/15/47	145,000	175,711
φ4.95% 7/2/64	68,000	87,835
5.13% 9/14/45	7,000	9,236
Johnson Controls International plc/Tyco Fire & Security Finance SCA 1.75% 9/15/30	85,000	81,348
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 2.00% 9/16/31	90,000	87,152
Lennox International, Inc.
1.35% 8/1/25	55,000	54,291
1.70% 8/1/27	40,000	39,303
3.00% 11/15/23	25,000	25,710
Martin Marietta Materials, Inc.
3.45% 6/1/27	43,000	45,839
3.50% 12/15/27	100,000	107,547
4.25% 7/2/24	55,000	58,576
4.25% 12/15/47	100,000	117,101
Masco Corp.
1.50% 2/15/28	75,000	72,594
2.00% 10/1/30	125,000	119,999
2.00% 2/15/31	150,000	143,749
3.13% 2/15/51	45,000	44,707
3.50% 11/15/27	60,000	64,219
4.50% 5/15/47	225,000	269,903
Owens Corning
3.88% 6/1/30	150,000	163,592
3.95% 8/15/29	70,000	76,690
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Owens Corning (continued)
4.30% 7/15/47	100,000	$ 114,413
7.00% 12/1/36	50,000	70,603
Vulcan Materials Co.
3.90% 4/1/27	45,000	49,227
4.70% 3/1/48	250,000	314,509
		3,884,664
Chemicals–0.34%
Air Products & Chemicals, Inc. 3.35% 7/31/24	250,000	262,746
Albemarle Corp. 5.45% 12/1/44	100,000	130,089
Cabot Corp. 4.00% 7/1/29	100,000	109,092
Celanese U.S. Holdings LLC 1.40% 8/5/26	50,000	48,785
Dow Chemical Co.
2.10% 11/15/30	250,000	245,770
3.60% 11/15/50	250,000	270,720
3.63% 5/15/26	150,000	161,595
4.38% 11/15/42	400,000	472,403
4.80% 5/15/49	95,000	120,851
5.25% 11/15/41	100,000	127,849
7.38% 11/1/29	58,000	78,038
9.40% 5/15/39	58,000	103,914
DuPont de Nemours, Inc.
4.21% 11/15/23	300,000	317,241
4.49% 11/15/25	250,000	276,238
4.73% 11/15/28	350,000	405,384
5.32% 11/15/38	135,000	173,952
5.42% 11/15/48	225,000	314,848
Eastman Chemical Co.
3.80% 3/15/25	100,000	106,789
4.65% 10/15/44	70,000	83,714
4.80% 9/1/42	250,000	299,527
Ecolab, Inc.
1.30% 1/30/31	195,000	182,768
2.13% 8/15/50	250,000	220,354
2.70% 11/1/26	45,000	47,250
EI du Pont de Nemours & Co.
1.70% 7/15/25	155,000	156,111
2.30% 7/15/30	335,000	336,247
FMC Corp. 4.10% 2/1/24	100,000	104,827
Huntsman International LLC
2.95% 6/15/31	45,000	45,631
4.50% 5/1/29	90,000	99,485
International Flavors & Fragrances, Inc.
3.20% 5/1/23	50,000	51,260
4.38% 6/1/47	55,000	63,873
Linde, Inc.
1.10% 8/10/30	250,000	233,532
2.00% 8/10/50	160,000	139,717
2.70% 2/21/23	100,000	101,732

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Lubrizol Corp. 6.50% 10/1/34	300,000	$ 430,902
LYB International Finance BV 4.00% 7/15/23	113,000	118,054
LYB International Finance III LLC
1.25% 10/1/25	40,000	39,323
2.25% 10/1/30	45,000	44,757
3.38% 10/1/40	60,000	62,490
3.63% 4/1/51	85,000	89,951
3.80% 10/1/60	60,000	63,331
4.20% 10/15/49	125,000	144,373
Mosaic Co.
4.05% 11/15/27	150,000	165,516
4.25% 11/15/23	125,000	131,476
5.45% 11/15/33	104,000	128,969
5.63% 11/15/43	200,000	265,614
NewMarket Corp. 2.70% 3/18/31	200,000	199,176
Nutrien Ltd.
1.90% 5/13/23	35,000	35,447
2.95% 5/13/30	100,000	105,232
3.00% 4/1/25	300,000	312,283
3.95% 5/13/50	100,000	115,754
4.13% 3/15/35	100,000	113,623
PPG Industries, Inc.
1.20% 3/15/26	135,000	132,047
2.40% 8/15/24	100,000	103,090
2.55% 6/15/30	50,000	50,804
2.80% 8/15/29	100,000	104,105
RPM International, Inc.
3.75% 3/15/27	100,000	108,857
5.25% 6/1/45	100,000	128,264
Sherwin-Williams Co.
2.30% 5/15/30	60,000	59,833
2.95% 8/15/29	100,000	105,200
3.13% 6/1/24	100,000	104,380
3.30% 5/15/50	100,000	105,320
3.45% 6/1/27	145,000	156,872
3.80% 8/15/49	100,000	112,496
3.95% 1/15/26	250,000	272,047
4.50% 6/1/47	88,000	109,666
Westlake Chemical Corp.
3.60% 8/15/26	150,000	160,862
5.00% 8/15/46	100,000	126,438
		10,398,884
Commercial Services–0.28%
Automatic Data Processing, Inc.
1.25% 9/1/30	75,000	70,584
1.70% 5/15/28	95,000	94,657
3.38% 9/15/25	125,000	134,032
Block Financial LLC 3.88% 8/15/30	60,000	64,195
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
California Institute of Technology
3.65% 9/1/19	45,000	$ 52,355
4.32% 8/1/45	60,000	77,940
Cintas Corp. No. 2 3.70% 4/1/27	100,000	109,399
Emory University
2.14% 9/1/30	35,000	35,484
2.97% 9/1/50	35,000	36,773
Equifax, Inc.
2.35% 9/15/31	350,000	345,256
2.60% 12/1/24	50,000	51,685
3.95% 6/15/23	40,000	41,570
Ford Foundation
2.42% 6/1/50	200,000	188,960
2.82% 6/1/70	30,000	30,927
George Washington University
4.13% 9/15/48	200,000	242,138
4.30% 9/15/44	100,000	126,879
Georgetown University
4.32% 4/1/49	50,000	61,237
5.22% 10/1/18	50,000	71,267
Global Payments, Inc.
1.20% 3/1/26	375,000	363,998
1.50% 11/15/24	110,000	110,015
2.15% 1/15/27	200,000	200,796
2.90% 5/15/30	115,000	117,088
2.90% 11/15/31	200,000	202,857
3.75% 6/1/23	125,000	128,815
4.00% 6/1/23	100,000	103,877
4.45% 6/1/28	100,000	111,548
4.80% 4/1/26	100,000	111,016
Johns Hopkins University 2.81% 1/1/60	35,000	35,865
Leland Stanford Junior University
2.41% 6/1/50	60,000	58,207
3.65% 5/1/48	70,000	84,745
Massachusetts Institute of Technology
3.89% 7/1/16	55,000	68,511
5.60% 7/1/11	200,000	349,427
Moody's Corp.
2.00% 8/19/31	100,000	97,239
2.55% 8/18/60	50,000	43,853
2.63% 1/15/23	100,000	101,661
2.75% 8/19/41	100,000	97,584
3.25% 1/15/28	65,000	69,682
3.25% 5/20/50	100,000	104,428
4.25% 2/1/29	100,000	112,830
4.88% 12/17/48	100,000	133,012
Northwestern University 3.66% 12/1/57	75,000	93,663

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
PayPal Holdings, Inc.
1.35% 6/1/23	55,000	$ 55,447
1.65% 6/1/25	100,000	101,222
2.30% 6/1/30	80,000	81,252
2.40% 10/1/24	105,000	108,671
2.65% 10/1/26	65,000	68,234
2.85% 10/1/29	95,000	99,981
3.25% 6/1/50	500,000	535,547
President & Fellows of Harvard College
3.15% 7/15/46	100,000	113,854
3.30% 7/15/56	100,000	114,174
Quanta Services, Inc.
0.95% 10/1/24	30,000	29,675
2.35% 1/15/32	55,000	53,401
3.05% 10/1/41	60,000	58,008
RELX Capital, Inc.
3.00% 5/22/30	100,000	104,836
3.50% 3/16/23	145,000	149,257
4.00% 3/18/29	200,000	221,826
Rockefeller Foundation 2.49% 10/1/50	60,000	59,004
S&P Global, Inc.
1.25% 8/15/30	75,000	69,976
2.30% 8/15/60	395,000	341,506
2.50% 12/1/29	55,000	56,800
2.95% 1/22/27	150,000	158,374
3.25% 12/1/49	65,000	70,457
Trustees of Boston University 4.06% 10/1/48	25,000	30,322
Trustees of Princeton University
2.52% 7/1/50	40,000	39,962
5.70% 3/1/39	50,000	72,115
Trustees of the University of Pennsylvania 3.61% 2/15/19	100,000	115,123
University of Chicago
2.55% 4/1/50	35,000	34,149
3.00% 10/1/52	65,000	67,810
4.00% 10/1/53	60,000	74,328
University of Notre Dame du Lac 3.39% 2/15/48	100,000	115,731
University of Southern California
3.03% 10/1/39	200,000	212,174
3.84% 10/1/47	55,000	64,917
Verisk Analytics, Inc.
3.63% 5/15/50	20,000	21,748
4.00% 6/15/25	100,000	107,443
4.13% 3/15/29	120,000	133,795
William Marsh Rice University 3.57% 5/15/45	100,000	116,074
		8,593,248
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers–0.67%
Apple, Inc.
0.55% 8/20/25	400,000	$ 389,090
0.70% 2/8/26	250,000	244,894
0.75% 5/11/23	655,000	656,785
1.13% 5/11/25	535,000	533,320
1.20% 2/8/28	250,000	242,844
1.25% 8/20/30	400,000	377,034
1.40% 8/5/28	200,000	195,850
1.65% 5/11/30	120,000	116,782
1.70% 8/5/31	200,000	195,171
1.80% 9/11/24	200,000	204,374
2.05% 9/11/26	200,000	205,452
2.20% 9/11/29	250,000	255,883
2.38% 2/8/41	250,000	242,611
2.40% 1/13/23	150,000	152,866
2.40% 8/20/50	220,000	206,544
2.45% 8/4/26	250,000	261,075
2.50% 2/9/25	250,000	260,154
2.65% 5/11/50	500,000	491,566
2.70% 8/5/51	200,000	197,843
2.75% 1/13/25	100,000	104,470
2.80% 2/8/61	250,000	248,233
2.85% 2/23/23	450,000	459,388
2.85% 8/5/61	200,000	200,394
2.90% 9/12/27	400,000	426,345
2.95% 9/11/49	135,000	139,071
3.00% 11/13/27	200,000	214,895
3.20% 5/13/25	150,000	159,604
3.20% 5/11/27	154,000	166,081
3.25% 2/23/26	415,000	443,616
3.35% 2/9/27	200,000	217,035
3.45% 5/6/24	350,000	370,164
3.45% 2/9/45	125,000	139,486
3.75% 9/12/47	225,000	263,055
3.75% 11/13/47	150,000	176,046
3.85% 5/4/43	350,000	412,152
3.85% 8/4/46	135,000	159,970
4.25% 2/9/47	25,000	31,221
4.38% 5/13/45	100,000	126,099
4.45% 5/6/44	600,000	765,716
4.50% 2/23/36	250,000	313,655
4.65% 2/23/46	530,000	695,194
Dell International LLC/EMC Corp.
3.38% 12/15/41	125,000	123,580
3.45% 12/15/51	250,000	240,026
4.00% 7/15/24	100,000	106,110
4.90% 10/1/26	800,000	901,059
5.30% 10/1/29	300,000	351,658
5.45% 6/15/23	135,000	142,411
6.02% 6/15/26	250,000	288,963
8.10% 7/15/36	73,000	111,077
8.35% 7/15/46	33,000	54,863

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
FLIR Systems, Inc. 2.50% 8/1/30	35,000	$ 35,076
Genpact Luxembourg Sarl 3.38% 12/1/24	100,000	105,292
Hewlett Packard Enterprise Co.
1.45% 4/1/24	200,000	201,280
1.75% 4/1/26	300,000	299,628
4.90% 10/15/25	450,000	499,208
6.20% 10/15/35	250,000	327,235
6.35% 10/15/45	250,000	334,842
HP, Inc.
2.20% 6/17/25	150,000	153,100
3.00% 6/17/27	150,000	157,746
3.40% 6/17/30	150,000	158,723
6.00% 9/15/41	305,000	405,334
International Business Machines Corp.
1.70% 5/15/27	505,000	503,259
1.95% 5/15/30	110,000	107,536
2.85% 5/15/40	165,000	161,961
2.95% 5/15/50	155,000	151,371
3.00% 5/15/24	500,000	522,302
3.30% 5/15/26	250,000	267,266
3.30% 1/27/27	100,000	107,231
3.45% 2/19/26	150,000	160,724
4.00% 6/20/42	200,000	230,041
4.15% 5/15/39	200,000	230,968
4.25% 5/15/49	350,000	424,501
5.60% 11/30/39	210,000	286,835
5.88% 11/29/32	120,000	157,875
Leidos, Inc. 2.30% 2/15/31	195,000	187,742
NetApp, Inc.
1.88% 6/22/25	35,000	35,259
2.38% 6/22/27	50,000	51,308
2.70% 6/22/30	50,000	50,038
Western Digital Corp.
2.85% 2/1/29	65,000	65,626
3.10% 2/1/32	110,000	110,803
		20,471,885
Cosmetics & Personal Care–0.09%
Colgate-Palmolive Co.
3.70% 8/1/47	55,000	66,422
4.00% 8/15/45	100,000	124,976
Estee Lauder Cos., Inc.
1.95% 3/15/31	115,000	113,282
3.15% 3/15/27	100,000	107,156
4.15% 3/15/47	65,000	81,114
4.38% 6/15/45	250,000	314,473
Procter & Gamble Co.
0.55% 10/29/25	100,000	97,559
1.20% 10/29/30	100,000	94,574
2.45% 11/3/26	150,000	157,064
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Procter & Gamble Co. (continued)
2.70% 2/2/26	100,000	$ 105,626
2.85% 8/11/27	150,000	160,476
3.10% 8/15/23	200,000	207,912
Unilever Capital Corp.
0.38% 9/14/23	100,000	99,367
1.38% 9/14/30	105,000	99,557
2.00% 7/28/26	100,000	102,245
2.60% 5/5/24	100,000	103,356
2.90% 5/5/27	150,000	159,003
3.13% 3/22/23	150,000	154,121
3.25% 3/7/24	120,000	125,621
3.38% 3/22/25	100,000	106,550
3.50% 3/22/28	100,000	109,200
5.90% 11/15/32	133,000	178,804
		2,868,458
Distribution/Wholesale–0.01%
WW Grainger, Inc.
3.75% 5/15/46	150,000	171,259
4.20% 5/15/47	100,000	123,251
4.60% 6/15/45	55,000	70,377
		364,887
Diversified Financial Services–0.95%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15% 10/29/23	150,000	149,350
1.65% 10/29/24	290,000	289,474
1.75% 10/29/24	150,000	149,634
1.75% 1/30/26	225,000	220,683
2.45% 10/29/26	150,000	151,230
3.15% 2/15/24	200,000	206,280
3.30% 1/30/32	240,000	244,505
3.40% 10/29/33	150,000	152,717
3.50% 1/15/25	150,000	156,581
3.65% 7/21/27	150,000	158,073
3.85% 10/29/41	150,000	156,246
4.50% 9/15/23	150,000	157,338
4.63% 10/15/27	200,000	221,241
4.88% 1/16/24	150,000	159,519
6.50% 7/15/25	150,000	171,411
Affiliated Managers Group, Inc. 4.25% 2/15/24	100,000	106,190
Air Lease Corp.
0.70% 2/15/24	100,000	98,414
0.80% 8/18/24	85,000	83,262
2.10% 9/1/28	70,000	67,509
2.88% 1/15/26	525,000	541,506
3.13% 12/1/30	50,000	51,019
3.25% 3/1/25	100,000	103,764
3.38% 7/1/25	95,000	99,125

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease Corp. (continued)
3.75% 6/1/26	100,000	$ 106,575
3.88% 7/3/23	250,000	258,919
4.25% 9/15/24	300,000	319,054
Aircastle Ltd.
4.13% 5/1/24	90,000	93,969
4.25% 6/15/26	65,000	69,624
5.00% 4/1/23	90,000	93,944
Ally Financial, Inc.
3.05% 6/5/23	635,000	651,042
8.00% 11/1/31	600,000	849,342
American Express Co.
0.75% 11/3/23	100,000	99,693
1.65% 11/4/26	85,000	85,239
2.50% 7/30/24	665,000	687,051
3.00% 10/30/24	300,000	314,402
3.30% 5/3/27	230,000	246,589
3.40% 2/27/23	200,000	205,774
3.70% 8/3/23	150,000	156,397
4.05% 12/3/42	135,000	160,248
Ameriprise Financial, Inc. 2.88% 9/15/26	100,000	105,270
BGC Partners, Inc. 5.38% 7/24/23	100,000	105,529
BlackRock, Inc.
1.90% 1/28/31	50,000	49,272
2.10% 2/25/32	250,000	248,042
2.40% 4/30/30	90,000	92,672
3.20% 3/15/27	167,000	180,242
3.25% 4/30/29	150,000	162,977
Blackstone Private Credit Fund 2.63% 12/15/26	200,000	194,991
Brookfield Finance LLC 3.45% 4/15/50	150,000	156,178
Brookfield Finance, Inc.
2.72% 4/15/31	80,000	80,707
3.50% 3/30/51	200,000	209,587
3.90% 1/25/28	100,000	109,699
4.00% 4/1/24	100,000	105,402
4.70% 9/20/47	150,000	184,201
Capital One Financial Corp.
μ1.88% 11/2/27	250,000	248,722
μ2.36% 7/29/32	200,000	189,341
μ2.62% 11/2/32	250,000	249,315
3.20% 2/5/25	150,000	157,173
3.50% 6/15/23	300,000	310,870
3.65% 5/11/27	500,000	538,623
3.75% 3/9/27	250,000	270,650
3.80% 1/31/28	400,000	435,468
3.90% 1/29/24	200,000	210,466
4.20% 10/29/25	200,000	217,852
4.25% 4/30/25	150,000	162,078
Cboe Global Markets, Inc.
1.63% 12/15/30	200,000	189,969
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Cboe Global Markets, Inc. (continued)
3.65% 1/12/27	100,000	$ 108,730
Charles Schwab Corp.
0.75% 3/18/24	200,000	199,107
0.90% 3/11/26	335,000	326,698
1.65% 3/11/31	400,000	384,133
2.00% 3/20/28	200,000	202,648
3.00% 3/10/25	100,000	105,115
3.20% 3/2/27	100,000	106,731
3.25% 5/22/29	200,000	214,841
3.30% 4/1/27	90,000	96,448
3.45% 2/13/26	70,000	75,109
3.75% 4/1/24	150,000	158,342
3.85% 5/21/25	200,000	215,502
CI Financial Corp.
3.20% 12/17/30	155,000	159,031
4.10% 6/15/51	200,000	216,755
CME Group, Inc.
3.75% 6/15/28	100,000	111,226
4.15% 6/15/48	75,000	97,040
5.30% 9/15/43	100,000	138,987
Discover Financial Services
3.75% 3/4/25	100,000	105,794
3.95% 11/6/24	100,000	106,353
4.10% 2/9/27	115,000	124,647
4.50% 1/30/26	150,000	164,265
Eaton Vance Corp. 3.50% 4/6/27	100,000	107,549
Franklin Resources, Inc.
1.60% 10/30/30	100,000	94,459
2.85% 3/30/25	100,000	104,557
Intercontinental Exchange, Inc.
0.70% 6/15/23	220,000	219,499
1.85% 9/15/32	165,000	158,130
2.10% 6/15/30	155,000	153,887
2.65% 9/15/40	165,000	160,520
3.00% 6/15/50	115,000	116,024
3.00% 9/15/60	160,000	157,928
3.10% 9/15/27	250,000	265,825
3.45% 9/21/23	60,000	62,341
3.75% 12/1/25	85,000	91,729
3.75% 9/21/28	105,000	116,104
4.00% 10/15/23	200,000	210,798
4.25% 9/21/48	150,000	186,721
Invesco Finance PLC
3.75% 1/15/26	100,000	108,112
4.00% 1/30/24	500,000	527,910
Janus Capital Group, Inc. 4.88% 8/1/25	150,000	164,375
Jefferies Group LLC
2.75% 10/15/32	155,000	153,298
6.25% 1/15/36	100,000	132,559

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.85% 1/15/27	310,000	$ 351,635
Lazard Group LLC
3.63% 3/1/27	100,000	107,014
3.75% 2/13/25	100,000	106,326
Legg Mason, Inc.
4.75% 3/15/26	150,000	168,063
5.63% 1/15/44	100,000	137,114
Mastercard, Inc.
1.90% 3/15/31	100,000	100,546
2.00% 3/3/25	200,000	205,046
2.95% 11/21/26	150,000	159,581
2.95% 6/1/29	150,000	160,690
2.95% 3/15/51	45,000	46,559
3.30% 3/26/27	600,000	648,379
3.65% 6/1/49	150,000	173,592
3.80% 11/21/46	100,000	118,250
Nasdaq, Inc.
2.50% 12/21/40	200,000	184,742
3.85% 6/30/26	45,000	49,064
NASDAQ, Inc. 1.65% 1/15/31	200,000	186,175
Nomura Holdings, Inc.
1.85% 7/16/25	300,000	299,805
2.61% 7/14/31	200,000	197,364
2.68% 7/16/30	200,000	199,084
3.10% 1/16/30	250,000	257,699
ORIX Corp.
2.25% 3/9/31	100,000	99,637
3.25% 12/4/24	100,000	105,365
3.70% 7/18/27	100,000	108,553
Private Export Funding Corp. 2.45% 7/15/24	250,000	258,585
Raymond James Financial, Inc.
3.75% 4/1/51	250,000	276,123
4.95% 7/15/46	50,000	63,635
Stifel Financial Corp. 4.00% 5/15/30	500,000	547,429
Synchrony Financial
2.88% 10/28/31	125,000	124,739
3.70% 8/4/26	200,000	212,392
4.25% 8/15/24	150,000	158,870
4.38% 3/19/24	35,000	36,926
4.50% 7/23/25	100,000	108,045
5.15% 3/19/29	50,000	57,460
Visa, Inc.
1.10% 2/15/31	300,000	280,070
1.90% 4/15/27	500,000	507,156
2.00% 8/15/50	300,000	262,733
2.70% 4/15/40	300,000	306,550
2.75% 9/15/27	75,000	79,062
3.15% 12/14/25	350,000	373,449
4.15% 12/14/35	115,000	137,624
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Visa, Inc. (continued)
4.30% 12/14/45	530,000	$ 666,933
Western Union Co.
1.35% 3/15/26	100,000	97,996
2.75% 3/15/31	100,000	98,410
2.85% 1/10/25	50,000	51,745
4.25% 6/9/23	150,000	156,170
		29,200,441
Electric–2.04%
AEP Texas, Inc.
2.10% 7/1/30	100,000	96,193
3.45% 1/15/50	50,000	50,858
4.15% 5/1/49	100,000	113,676
AEP Transmission Co. LLC 3.75% 12/1/47	100,000	112,283
AES Corp.
1.38% 1/15/26	190,000	184,387
2.45% 1/15/31	250,000	243,576
Alabama Power Co.
1.45% 9/15/30	250,000	233,644
3.70% 12/1/47	100,000	110,448
3.75% 3/1/45	150,000	165,979
4.30% 1/2/46	150,000	179,576
4.30% 7/15/48	65,000	78,568
6.13% 5/15/38	100,000	137,311
Ameren Corp.
1.75% 3/15/28	100,000	96,636
3.65% 2/15/26	50,000	53,073
Ameren Illinois Co.
1.55% 11/15/30	40,000	37,632
3.70% 12/1/47	100,000	113,481
3.80% 5/15/28	100,000	110,234
American Electric Power Co., Inc.
0.75% 11/1/23	35,000	34,759
1.00% 11/1/25	125,000	122,230
2.30% 3/1/30	50,000	48,746
3.20% 11/13/27	100,000	105,557
3.25% 3/1/50	65,000	63,820
Appalachian Power Co.
2.70% 4/1/31	250,000	256,253
3.70% 5/1/50	100,000	107,593
Arizona Public Service Co.
2.95% 9/15/27	50,000	52,325
3.15% 5/15/25	100,000	104,039
3.35% 5/15/50	70,000	71,264
3.50% 12/1/49	100,000	103,927
4.25% 3/1/49	100,000	115,931
4.35% 11/15/45	100,000	115,334
4.50% 4/1/42	100,000	116,394
5.05% 9/1/41	100,000	122,514
Atlantic City Electric Co. 2.30% 3/15/31	50,000	50,214

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Avangrid, Inc.
3.15% 12/1/24	150,000	$ 157,037
3.80% 6/1/29	100,000	108,722
Avista Corp. 4.35% 6/1/48	100,000	123,487
Baltimore Gas & Electric Co.
2.90% 6/15/50	55,000	54,645
3.35% 7/1/23	100,000	103,014
3.50% 8/15/46	200,000	215,900
3.75% 8/15/47	100,000	112,823
6.35% 10/1/36	100,000	141,037
Berkshire Hathaway Energy Co.
1.65% 5/15/31	90,000	85,491
2.80% 1/15/23	125,000	127,295
2.85% 5/15/51	150,000	144,362
3.25% 4/15/28	125,000	133,792
3.75% 11/15/23	200,000	208,947
3.80% 7/15/48	70,000	78,318
5.15% 11/15/43	200,000	257,713
5.95% 5/15/37	125,000	168,165
6.13% 4/1/36	247,000	336,181
Black Hills Corp.
3.05% 10/15/29	100,000	103,845
3.15% 1/15/27	100,000	104,015
3.88% 10/15/49	100,000	109,376
3.95% 1/15/26	50,000	53,588
4.20% 9/15/46	100,000	113,053
4.25% 11/30/23	100,000	105,008
CenterPoint Energy Houston Electric LLC
2.35% 4/1/31	85,000	86,288
2.40% 9/1/26	100,000	102,983
3.00% 2/1/27	100,000	105,224
3.35% 4/1/51	125,000	137,386
4.25% 2/1/49	50,000	62,105
CenterPoint Energy, Inc.
2.50% 9/1/24	100,000	102,766
2.95% 3/1/30	100,000	103,160
3.70% 9/1/49	100,000	108,009
4.25% 11/1/28	75,000	83,328
Cleco Corporate Holdings LLC
3.74% 5/1/26	100,000	106,631
4.97% 5/1/46	70,000	84,538
Cleveland Electric Illuminating Co. 5.95% 12/15/36	100,000	133,477
CMS Energy Corp.
3.00% 5/15/26	40,000	41,708
μ3.75% 12/1/50	300,000	294,750
4.88% 3/1/44	100,000	125,841
Commonwealth Edison Co.
2.20% 3/1/30	100,000	99,999
2.55% 6/15/26	100,000	104,520
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Commonwealth Edison Co. (continued)
2.75% 9/1/51	285,000	$ 275,524
3.13% 3/15/51	100,000	103,670
3.20% 11/15/49	145,000	152,120
3.65% 6/15/46	100,000	110,725
3.70% 8/15/28	45,000	49,368
4.00% 3/1/48	250,000	292,007
6.45% 1/15/38	100,000	144,220
Connecticut Light & Power Co.
0.75% 12/1/25	50,000	48,594
4.00% 4/1/48	250,000	299,060
4.15% 6/1/45	75,000	90,668
4.30% 4/15/44	130,000	156,167
Consolidated Edison Co. of New York, Inc.
3.00% 12/1/60	160,000	149,143
3.60% 6/15/61	200,000	211,082
3.70% 11/15/59	85,000	90,716
3.80% 5/15/28	100,000	109,282
3.95% 3/1/43	150,000	162,909
4.00% 12/1/28	100,000	111,990
4.30% 12/1/56	100,000	118,826
4.45% 3/15/44	200,000	234,339
4.50% 12/1/45	100,000	118,050
4.63% 12/1/54	200,000	249,651
4.65% 12/1/48	100,000	123,703
5.50% 12/1/39	250,000	321,325
5.85% 3/15/36	100,000	131,760
6.30% 8/15/37	20,000	27,736
6.75% 4/1/38	25,000	36,128
Consolidated Edison, Inc. 0.65% 12/1/23	200,000	198,363
Consumers Energy Co.
2.50% 5/1/60	85,000	74,933
3.25% 8/15/46	100,000	105,822
3.38% 8/15/23	200,000	206,707
3.95% 5/15/43	150,000	171,782
Dayton Power & Light Co. 3.95% 6/15/49	95,000	108,277
Delmarva Power & Light Co.
3.50% 11/15/23	150,000	156,057
4.15% 5/15/45	50,000	58,835
Dominion Energy South Carolina, Inc. 6.05% 1/15/38	225,000	315,959
Dominion Energy, Inc.
1.45% 4/15/26	40,000	39,537
2.25% 8/15/31	90,000	87,895
2.85% 8/15/26	60,000	62,543
φ3.07% 8/15/24	35,000	36,228
3.30% 4/15/41	30,000	31,160
3.38% 4/1/30	400,000	424,485
4.25% 6/1/28	250,000	278,617

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Dominion Energy, Inc. (continued)
4.60% 3/15/49	150,000	$ 187,146
4.90% 8/1/41	60,000	73,795
5.95% 6/15/35	25,000	32,606
DTE Electric Co.
1.90% 4/1/28	160,000	158,410
2.25% 3/1/30	150,000	150,395
3.25% 4/1/51	70,000	75,267
3.65% 3/15/24	100,000	104,700
3.70% 6/1/46	50,000	56,322
3.75% 8/15/47	100,000	113,548
3.95% 3/1/49	70,000	82,718
4.05% 5/15/48	100,000	118,943
DTE Energy Co.
1.05% 6/1/25	370,000	362,512
2.53% 10/1/24	75,000	77,193
2.85% 10/1/26	200,000	208,467
3.40% 6/15/29	98,000	103,424
Duke Energy Carolinas LLC
2.55% 4/15/31	75,000	76,986
3.05% 3/15/23	150,000	153,671
3.45% 4/15/51	90,000	98,423
3.95% 3/15/48	150,000	172,789
4.00% 9/30/42	150,000	172,176
5.30% 2/15/40	100,000	131,632
6.10% 6/1/37	170,000	230,473
Duke Energy Corp.
0.90% 9/15/25	65,000	63,163
2.45% 6/1/30	370,000	367,339
2.65% 9/1/26	165,000	170,825
3.15% 8/15/27	250,000	262,956
3.40% 6/15/29	65,000	68,913
3.95% 8/15/47	200,000	220,787
4.20% 6/15/49	65,000	74,328
4.80% 12/15/45	100,000	122,763
Duke Energy Florida LLC
1.75% 6/15/30	335,000	321,474
3.20% 1/15/27	150,000	159,589
3.85% 11/15/42	100,000	112,083
6.40% 6/15/38	300,000	432,494
Duke Energy Florida Project Finance LLC 2.54% 9/1/31	100,000	102,934
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	121,575
3.25% 10/1/49	50,000	51,732
3.75% 5/15/46	150,000	167,129
6.12% 10/15/35	100,000	133,328
6.45% 4/1/39	130,000	186,388
Duke Energy Ohio, Inc.
3.65% 2/1/29	100,000	108,106
3.70% 6/15/46	68,000	74,970
3.80% 9/1/23	500,000	519,798
4.30% 2/1/49	45,000	53,998
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Progress LLC
3.38% 9/1/23	50,000	$ 51,906
3.45% 3/15/29	70,000	75,538
3.70% 9/1/28	100,000	109,550
4.10% 3/15/43	100,000	115,533
6.30% 4/1/38	250,000	353,224
Edison International
2.95% 3/15/23	250,000	253,973
3.55% 11/15/24	80,000	83,675
El Paso Electric Co. 5.00% 12/1/44	150,000	182,554
Emera U.S. Finance LP
0.83% 6/15/24	125,000	122,672
3.55% 6/15/26	100,000	106,360
4.75% 6/15/46	105,000	123,695
Enel Americas SA 4.00% 10/25/26	35,000	37,275
Enel Chile SA 4.88% 6/12/28	150,000	165,375
Enel Generacion Chile SA 4.25% 4/15/24	100,000	104,375
Entergy Arkansas LLC
2.65% 6/15/51	65,000	60,403
3.35% 6/15/52	100,000	105,004
3.50% 4/1/26	60,000	64,183
3.70% 6/1/24	200,000	210,098
4.20% 4/1/49	100,000	118,586
Entergy Corp.
1.90% 6/15/28	85,000	83,286
2.40% 6/15/31	100,000	98,489
2.80% 6/15/30	250,000	254,415
2.95% 9/1/26	90,000	93,850
Entergy Louisiana LLC
0.62% 11/17/23	75,000	74,393
1.60% 12/15/30	50,000	47,084
2.35% 6/15/32	100,000	99,691
2.40% 10/1/26	100,000	102,183
2.90% 3/15/51	75,000	73,461
3.10% 6/15/41	100,000	102,596
3.25% 4/1/28	150,000	159,452
4.00% 3/15/33	95,000	107,945
4.05% 9/1/23	150,000	155,994
4.20% 4/1/50	100,000	118,871
4.95% 1/15/45	110,000	118,212
Entergy Mississippi LLC
2.85% 6/1/28	50,000	52,150
3.50% 6/1/51	145,000	155,727
3.85% 6/1/49	25,000	28,661
Entergy Texas, Inc. 3.55% 9/30/49	50,000	52,739
Evergy Kansas Central, Inc.
2.55% 7/1/26	50,000	51,828
4.10% 4/1/43	300,000	348,916
4.25% 12/1/45	50,000	60,159

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Evergy Metro, Inc.
2.25% 6/1/30	150,000	$ 149,144
3.65% 8/15/25	250,000	266,176
4.20% 6/15/47	100,000	119,071
Eversource Energy
0.80% 8/15/25	200,000	194,621
2.55% 3/15/31	250,000	250,687
2.90% 10/1/24	100,000	103,569
3.15% 1/15/25	100,000	104,169
3.30% 1/15/28	100,000	106,543
3.80% 12/1/23	45,000	47,234
4.25% 4/1/29	75,000	83,641
Exelon Corp.
3.40% 4/15/26	100,000	106,522
4.45% 4/15/46	100,000	119,444
4.95% 6/15/35	105,000	124,887
5.10% 6/15/45	105,000	135,064
Exelon Generation Co. LLC
3.25% 6/1/25	60,000	62,863
5.60% 6/15/42	292,000	345,076
6.25% 10/1/39	100,000	124,884
Florida Power & Light Co.
3.13% 12/1/25	250,000	264,326
3.15% 10/1/49	310,000	329,109
3.70% 12/1/47	100,000	114,483
3.80% 12/15/42	100,000	113,527
4.05% 6/1/42	150,000	176,434
4.13% 6/1/48	100,000	122,801
5.69% 3/1/40	50,000	70,275
5.95% 2/1/38	200,000	278,439
5.96% 4/1/39	100,000	141,907
Fortis, Inc. 3.06% 10/4/26	200,000	208,192
Georgia Power Co.
2.65% 9/15/29	105,000	107,021
3.25% 4/1/26	50,000	52,784
3.25% 3/15/51	285,000	285,841
3.70% 1/30/50	40,000	42,527
4.30% 3/15/42	200,000	227,698
4.30% 3/15/43	100,000	113,803
4.75% 9/1/40	100,000	117,954
Hydro-Quebec
8.05% 7/7/24	250,000	292,043
8.50% 12/1/29	115,000	169,618
Iberdrola International BV 6.75% 7/15/36	100,000	146,832
Indiana Michigan Power Co.
3.75% 7/1/47	100,000	110,264
3.85% 5/15/28	150,000	164,825
4.25% 8/15/48	50,000	59,313
Interstate Power & Light Co.
2.30% 6/1/30	25,000	24,858
3.50% 9/30/49	50,000	53,583
3.60% 4/1/29	200,000	217,149
6.25% 7/15/39	130,000	181,489
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
ITC Holdings Corp.
3.25% 6/30/26	90,000	$ 94,867
3.35% 11/15/27	100,000	105,862
3.65% 6/15/24	75,000	78,636
Kentucky Utilities Co.
3.30% 6/1/50	105,000	110,079
5.13% 11/1/40	100,000	127,274
MidAmerican Energy Co.
3.10% 5/1/27	100,000	106,163
3.50% 10/15/24	100,000	105,659
3.65% 4/15/29	50,000	55,098
3.95% 8/1/47	100,000	117,435
4.25% 7/15/49	50,000	61,695
4.40% 10/15/44	100,000	122,298
5.75% 11/1/35	25,000	33,150
Mississippi Power Co. 3.95% 3/30/28	100,000	109,521
National Rural Utilities Cooperative Finance Corp.
1.00% 6/15/26	250,000	243,821
1.35% 3/15/31	125,000	114,864
2.40% 3/15/30	195,000	196,621
2.70% 2/15/23	50,000	50,916
2.95% 2/7/24	60,000	62,157
3.05% 4/25/27	100,000	106,187
3.25% 11/1/25	100,000	106,439
4.02% 11/1/32	100,000	112,796
μ4.75% 4/30/43	100,000	102,283
8.00% 3/1/32	150,000	218,373
Nevada Power Co.
2.40% 5/1/30	100,000	100,486
3.13% 8/1/50	65,000	65,605
3.70% 5/1/29	75,000	82,058
6.75% 7/1/37	100,000	147,886
NextEra Energy Capital Holdings, Inc.
0.65% 3/1/23	115,000	114,767
1.88% 1/15/27	200,000	201,186
2.25% 6/1/30	470,000	467,173
2.44% 1/15/32	200,000	200,447
2.75% 11/1/29	320,000	328,724
3.00% 1/15/52	200,000	199,645
3.50% 4/1/29	150,000	160,896
μ5.65% 5/1/79	100,000	113,294
Northern States Power Co.
2.25% 4/1/31	100,000	100,806
2.60% 5/15/23	100,000	101,481
2.90% 3/1/50	60,000	60,574
3.20% 4/1/52	60,000	63,570
3.60% 5/15/46	50,000	55,979
3.60% 9/15/47	100,000	112,417
4.00% 8/15/45	100,000	117,670
5.35% 11/1/39	40,000	54,490
6.20% 7/1/37	100,000	144,151

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NorthWestern Corp. 4.18% 11/15/44	150,000	$ 175,878
NSTAR Electric Co.
1.95% 8/15/31	100,000	97,389
3.20% 5/15/27	100,000	106,704
Oglethorpe Power Corp.
3.75% 8/1/50	155,000	165,781
4.25% 4/1/46	75,000	80,381
5.95% 11/1/39	100,000	132,697
Ohio Edison Co. 6.88% 7/15/36	100,000	142,358
Ohio Power Co.
1.63% 1/15/31	100,000	94,026
4.15% 4/1/48	100,000	117,286
Oklahoma Gas & Electric Co.
3.30% 3/15/30	100,000	106,767
3.80% 8/15/28	100,000	109,899
4.15% 4/1/47	50,000	59,125
Oncor Electric Delivery Co. LLC
0.55% 10/1/25	175,000	168,456
2.75% 5/15/30	300,000	311,647
2.95% 4/1/25	100,000	104,372
3.70% 11/15/28	200,000	220,116
3.75% 4/1/45	100,000	113,753
4.10% 11/15/48	100,000	120,534
4.55% 12/1/41	150,000	186,380
5.30% 6/1/42	200,000	267,107
Pacific Gas & Electric Co.
1.37% 3/10/23	135,000	134,157
1.70% 11/15/23	50,000	50,129
2.10% 8/1/27	85,000	82,063
2.50% 2/1/31	250,000	238,140
3.25% 6/1/31	185,000	185,611
3.30% 8/1/40	150,000	139,052
3.45% 7/1/25	900,000	933,445
3.50% 8/1/50	410,000	379,809
4.20% 6/1/41	115,000	115,733
4.50% 7/1/40	600,000	624,841
4.95% 7/1/50	600,000	653,434
PacifiCorp
2.95% 6/1/23	100,000	102,366
3.30% 3/15/51	450,000	466,336
3.50% 6/15/29	65,000	70,249
4.10% 2/1/42	100,000	114,323
4.13% 1/15/49	70,000	80,643
4.15% 2/15/50	100,000	118,302
5.75% 4/1/37	100,000	131,570
6.00% 1/15/39	100,000	136,852
6.35% 7/15/38	25,000	35,111
7.70% 11/15/31	100,000	142,746
PECO Energy Co.
2.80% 6/15/50	290,000	283,655
3.00% 9/15/49	40,000	40,377
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PECO Energy Co. (continued)
3.05% 3/15/51	30,000	$ 30,597
5.95% 10/1/36	100,000	138,709
Pinnacle West Capital Corp. 1.30% 6/15/25	50,000	49,179
Potomac Electric Power Co. 4.15% 3/15/43	100,000	116,439
PPL Electric Utilities Corp.
4.13% 6/15/44	100,000	117,254
6.25% 5/15/39	30,000	42,936
Progress Energy, Inc.
6.00% 12/1/39	50,000	68,498
7.75% 3/1/31	150,000	208,987
Public Service Co. of Colorado
1.88% 6/15/31	335,000	325,641
1.90% 1/15/31	150,000	145,697
2.70% 1/15/51	150,000	143,916
3.20% 3/1/50	65,000	67,766
3.80% 6/15/47	200,000	225,343
4.05% 9/15/49	50,000	59,273
6.25% 9/1/37	100,000	145,865
Public Service Electric & Gas Co.
0.95% 3/15/26	150,000	146,868
2.05% 8/1/50	100,000	84,515
2.38% 5/15/23	200,000	203,503
3.00% 5/15/25	100,000	104,775
3.00% 3/1/51	100,000	102,787
3.20% 5/15/29	150,000	161,154
3.60% 12/1/47	50,000	56,038
3.70% 5/1/28	100,000	110,277
3.80% 3/1/46	100,000	114,833
3.85% 5/1/49	125,000	145,945
4.05% 5/1/48	100,000	119,450
5.50% 3/1/40	100,000	134,634
Public Service Enterprise Group, Inc.
0.80% 8/15/25	100,000	97,355
1.60% 8/15/30	100,000	92,693
2.88% 6/15/24	70,000	72,478
Puget Energy, Inc. 3.65% 5/15/25	200,000	211,345
Puget Sound Energy, Inc.
2.89% 9/15/51	105,000	103,329
4.22% 6/15/48	65,000	76,845
5.64% 4/15/41	80,000	107,226
5.80% 3/15/40	100,000	137,004
San Diego Gas & Electric Co.
1.70% 10/1/30	235,000	224,868
3.60% 9/1/23	200,000	206,598
4.10% 6/15/49	100,000	118,156
4.15% 5/15/48	100,000	118,943
6.00% 6/1/39	110,000	153,936

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Sempra Energy
3.40% 2/1/28	95,000	$ 101,129
3.80% 2/1/38	150,000	164,584
4.00% 2/1/48	95,000	105,681
6.00% 10/15/39	125,000	172,524
Sierra Pacific Power Co. 2.60% 5/1/26	200,000	207,952
Southern California Edison Co.
0.70% 4/3/23	75,000	74,626
1.10% 4/1/24	75,000	74,715
2.25% 6/1/30	70,000	69,078
2.85% 8/1/29	155,000	160,186
3.65% 3/1/28	100,000	107,960
3.90% 3/15/43	100,000	106,513
4.00% 4/1/47	300,000	330,784
4.13% 3/1/48	150,000	168,261
4.20% 3/1/29	100,000	111,484
4.50% 9/1/40	100,000	112,829
4.65% 10/1/43	400,000	467,161
4.88% 3/1/49	100,000	122,077
5.95% 2/1/38	25,000	32,313
6.00% 1/15/34	200,000	259,119
6.05% 3/15/39	170,000	222,924
6.65% 4/1/29	100,000	122,757
Southern Co.
2.95% 7/1/23	75,000	76,807
3.25% 7/1/26	250,000	264,471
4.25% 7/1/36	85,000	95,899
Southern Power Co.
0.90% 1/15/26	125,000	120,792
4.15% 12/1/25	200,000	217,510
4.95% 12/15/46	100,000	121,522
5.25% 7/15/43	120,000	150,067
Southwestern Electric Power Co.
1.65% 3/15/26	300,000	297,546
2.75% 10/1/26	150,000	155,143
3.85% 2/1/48	100,000	107,593
3.90% 4/1/45	300,000	323,100
6.20% 3/15/40	200,000	276,551
Southwestern Public Service Co. 4.40% 11/15/48	100,000	125,128
Tampa Electric Co.
4.10% 6/15/42	100,000	115,242
4.35% 5/15/44	50,000	59,688
4.45% 6/15/49	100,000	125,666
Tucson Electric Power Co. 1.50% 8/1/30	90,000	84,066
Union Electric Co.
2.63% 3/15/51	250,000	239,667
2.95% 6/15/27	100,000	105,186
3.50% 4/15/24	100,000	104,416
3.50% 3/15/29	100,000	108,041
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Union Electric Co. (continued)
3.65% 4/15/45	100,000	$ 111,056
3.90% 9/15/42	100,000	112,897
4.00% 4/1/48	100,000	118,227
8.45% 3/15/39	80,000	133,662
Virginia Electric & Power Co.
2.30% 11/15/31	200,000	201,521
2.75% 3/15/23	200,000	203,422
2.95% 11/15/26	100,000	105,124
2.95% 11/15/51	200,000	200,727
3.15% 1/15/26	70,000	74,001
3.30% 12/1/49	100,000	106,246
3.50% 3/15/27	150,000	161,589
3.80% 4/1/28	100,000	109,446
3.80% 9/15/47	100,000	112,978
4.00% 11/15/46	45,000	52,131
4.60% 12/1/48	115,000	146,705
4.65% 8/15/43	150,000	187,901
6.00% 5/15/37	25,000	34,179
6.35% 11/30/37	100,000	142,170
8.88% 11/15/38	100,000	176,345
WEC Energy Group, Inc.
0.80% 3/15/24	60,000	59,385
1.38% 10/15/27	150,000	144,623
1.80% 10/15/30	150,000	141,551
Wisconsin Electric Power Co.
2.05% 12/15/24	50,000	51,161
4.30% 10/15/48	45,000	55,223
Wisconsin Power & Light Co. 1.95% 9/16/31	50,000	48,641
Wisconsin Public Service Corp. 4.75% 11/1/44	200,000	254,986
Xcel Energy, Inc.
0.50% 10/15/23	200,000	198,652
3.30% 6/1/25	100,000	104,987
3.35% 12/1/26	100,000	106,186
6.50% 7/1/36	100,000	139,867
		62,497,085
Electrical Components & Equipment–0.04%
Emerson Electric Co.
0.88% 10/15/26	135,000	131,306
1.80% 10/15/27	45,000	45,189
1.95% 10/15/30	100,000	98,631
2.00% 12/21/28	200,000	199,977
2.20% 12/21/31	200,000	199,072
2.75% 10/15/50	30,000	29,175
2.80% 12/21/51	200,000	195,902
3.15% 6/1/25	150,000	158,077
5.25% 11/15/39	50,000	66,601
		1,123,930

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics–0.17%
Agilent Technologies, Inc.
2.10% 6/4/30	115,000	$ 112,579
2.30% 3/12/31	250,000	247,558
3.88% 7/15/23	150,000	155,472
Allegion plc 3.50% 10/1/29	50,000	53,140
Allegion U.S. Holding Co., Inc.
3.20% 10/1/24	150,000	155,983
3.55% 10/1/27	150,000	159,048
Amphenol Corp.
2.20% 9/15/31	60,000	58,639
2.80% 2/15/30	200,000	206,086
3.20% 4/1/24	100,000	103,956
4.35% 6/1/29	75,000	85,209
Arrow Electronics, Inc. 3.88% 1/12/28	200,000	216,563
Avnet, Inc. 4.63% 4/15/26	50,000	54,803
Flex Ltd.
3.75% 2/1/26	300,000	320,403
4.75% 6/15/25	125,000	135,980
4.88% 6/15/29	75,000	85,079
Fortive Corp.
3.15% 6/15/26	150,000	158,898
4.30% 6/15/46	50,000	59,225
Honeywell International, Inc.
1.10% 3/1/27	200,000	194,260
1.35% 6/1/25	125,000	125,505
1.75% 9/1/31	160,000	155,798
1.95% 6/1/30	250,000	248,552
2.30% 8/15/24	100,000	103,324
2.50% 11/1/26	200,000	209,381
2.70% 8/15/29	60,000	62,834
2.80% 6/1/50	100,000	103,947
3.35% 12/1/23	200,000	208,968
Hubbell, Inc.
2.30% 3/15/31	60,000	60,068
3.35% 3/1/26	150,000	158,312
Jabil, Inc.
1.70% 4/15/26	65,000	64,822
3.00% 1/15/31	50,000	51,361
3.60% 1/15/30	50,000	53,767
3.95% 1/12/28	110,000	120,527
Keysight Technologies, Inc.
4.55% 10/30/24	250,000	270,297
4.60% 4/6/27	60,000	67,531
Trimble, Inc.
4.15% 6/15/23	100,000	103,995
4.75% 12/1/24	100,000	108,409
4.90% 6/15/28	100,000	113,732
Tyco Electronics Group SA 3.70% 2/15/26	100,000	107,650
		5,061,661
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control–0.05%
Republic Services, Inc.
0.88% 11/15/25	50,000	$ 48,596
1.45% 2/15/31	200,000	185,979
1.75% 2/15/32	100,000	94,220
2.90% 7/1/26	110,000	114,980
3.20% 3/15/25	250,000	262,231
3.38% 11/15/27	60,000	64,297
3.95% 5/15/28	150,000	166,126
4.75% 5/15/23	55,000	57,333
Waste Connections, Inc.
2.20% 1/15/32	115,000	112,626
2.95% 1/15/52	115,000	113,197
3.50% 5/1/29	150,000	162,200
Waste Management, Inc.
0.75% 11/15/25	20,000	19,465
1.15% 3/15/28	30,000	28,630
1.50% 3/15/31	30,000	28,247
2.40% 5/15/23	100,000	101,870
2.50% 11/15/50	20,000	19,027
3.15% 11/15/27	100,000	106,780
		1,685,804
Food–0.34%
Campbell Soup Co.
3.65% 3/15/23	58,000	59,789
3.95% 3/15/25	150,000	160,379
4.15% 3/15/28	200,000	222,107
4.80% 3/15/48	65,000	80,984
Conagra Brands, Inc.
0.50% 8/11/23	60,000	59,483
1.38% 11/1/27	100,000	95,502
3.20% 1/25/23	102,000	103,934
4.30% 5/1/24	75,000	79,807
4.60% 11/1/25	70,000	76,963
4.85% 11/1/28	165,000	190,333
5.30% 11/1/38	50,000	63,179
5.40% 11/1/48	105,000	141,407
8.25% 9/15/30	100,000	142,223
Flowers Foods, Inc.
2.40% 3/15/31	45,000	44,319
3.50% 10/1/26	105,000	112,621
General Mills, Inc.
2.25% 10/14/31	175,000	172,913
3.00% 2/1/51	95,000	95,258
3.20% 2/10/27	150,000	159,369
3.65% 2/15/24	111,000	116,312
3.70% 10/17/23	75,000	78,478
4.00% 4/17/25	100,000	107,375
4.20% 4/17/28	75,000	83,754
Hershey Co.
1.70% 6/1/30	195,000	190,802
2.05% 11/15/24	50,000	51,371
2.30% 8/15/26	100,000	103,592
2.45% 11/15/29	50,000	51,832

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Hershey Co. (continued)
3.13% 11/15/49	50,000	$ 53,418
3.38% 5/15/23	100,000	103,486
Hormel Foods Corp. 1.80% 6/11/30	85,000	83,343
Ingredion, Inc.
2.90% 6/1/30	200,000	205,814
3.20% 10/1/26	100,000	105,956
3.90% 6/1/50	200,000	226,107
J M Smucker Co.
3.38% 12/15/27	100,000	106,852
3.50% 3/15/25	150,000	159,842
4.25% 3/15/35	100,000	116,793
4.38% 3/15/45	50,000	60,316
Kellogg Co.
2.65% 12/1/23	167,000	172,098
3.25% 4/1/26	95,000	100,595
3.40% 11/15/27	200,000	215,467
4.30% 5/15/28	150,000	169,763
4.50% 4/1/46	100,000	124,072
Koninklijke Ahold Delhaize NV 5.70% 10/1/40	145,000	196,759
Kroger Co.
1.70% 1/15/31	125,000	118,683
3.50% 2/1/26	100,000	107,003
4.45% 2/1/47	500,000	606,572
5.00% 4/15/42	100,000	126,896
6.90% 4/15/38	100,000	145,796
7.50% 4/1/31	250,000	349,208
McCormick & Co., Inc.
3.15% 8/15/24	100,000	104,405
3.40% 8/15/27	150,000	161,335
4.20% 8/15/47	20,000	23,937
Mondelez International, Inc.
1.50% 2/4/31	210,000	196,933
1.88% 10/15/32	180,000	171,617
2.63% 9/4/50	360,000	336,258
2.75% 4/13/30	135,000	139,118
Sysco Corp.
2.40% 2/15/30	35,000	35,103
3.25% 7/15/27	200,000	212,676
3.30% 7/15/26	100,000	106,500
3.30% 2/15/50	35,000	35,442
3.75% 10/1/25	125,000	133,950
4.45% 3/15/48	100,000	117,666
4.50% 4/1/46	75,000	87,262
4.85% 10/1/45	85,000	104,186
6.60% 4/1/50	350,000	543,717
Tyson Foods, Inc.
3.55% 6/2/27	155,000	166,844
3.95% 8/15/24	240,000	255,123
4.00% 3/1/26	65,000	70,485
4.35% 3/1/29	130,000	147,200
4.55% 6/2/47	505,000	625,811
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Tyson Foods, Inc. (continued)
5.10% 9/28/48	40,000	$ 53,798
		10,328,291
Forest Products & Paper–0.06%
Celulosa Arauco y Constitucion SA 4.50% 8/1/24	200,000	212,502
Fibria Overseas Finance Ltd. 5.50% 1/17/27	100,000	112,126
Georgia-Pacific LLC 8.00% 1/15/24	250,000	283,916
International Paper Co.
4.80% 6/15/44	149,000	188,326
6.00% 11/15/41	135,000	186,498
7.30% 11/15/39	100,000	153,220
Suzano Austria GmbH
2.50% 9/15/28	125,000	120,625
3.75% 1/15/31	205,000	208,333
6.00% 1/15/29	200,000	231,502
		1,697,048
Gas–0.17%
Atmos Energy Corp.
0.63% 3/9/23	65,000	64,751
1.50% 1/15/31	250,000	234,571
2.63% 9/15/29	100,000	102,810
3.00% 6/15/27	65,000	68,744
3.38% 9/15/49	55,000	58,379
4.13% 10/15/44	150,000	174,583
4.13% 3/15/49	155,000	184,261
CenterPoint Energy Resources Corp.
0.70% 3/2/23	95,000	94,563
1.75% 10/1/30	275,000	260,460
4.00% 4/1/28	100,000	109,321
4.10% 9/1/47	45,000	51,435
5.85% 1/15/41	115,000	155,491
National Fuel Gas Co.
3.75% 3/1/23	156,000	159,437
3.95% 9/15/27	200,000	212,186
NiSource, Inc.
0.95% 8/15/25	145,000	141,138
1.70% 2/15/31	175,000	163,381
2.95% 9/1/29	100,000	103,631
3.49% 5/15/27	100,000	107,344
3.95% 3/30/48	150,000	168,474
4.38% 5/15/47	100,000	117,746
4.80% 2/15/44	100,000	122,511
5.25% 2/15/43	59,000	75,467
ONE Gas, Inc.
1.10% 3/11/24	500,000	497,276
3.61% 2/1/24	100,000	104,247

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
ONE Gas, Inc. (continued)
4.66% 2/1/44	50,000	$ 61,379
Piedmont Natural Gas Co., Inc.
3.50% 6/1/29	100,000	106,761
3.64% 11/1/46	50,000	52,994
4.65% 8/1/43	50,000	59,870
Southern California Gas Co.
3.15% 9/15/24	100,000	104,535
3.95% 2/15/50	50,000	59,146
4.13% 6/1/48	100,000	119,336
Southern Co. Gas Capital Corp.
1.75% 1/15/31	250,000	234,116
4.40% 6/1/43	100,000	113,938
4.40% 5/30/47	200,000	232,215
5.88% 3/15/41	70,000	95,228
Southwest Gas Corp.
3.18% 8/15/51	140,000	134,159
3.70% 4/1/28	100,000	107,831
Washington Gas Light Co.
3.65% 9/15/49	40,000	44,709
3.80% 9/15/46	70,000	79,234
		5,137,658
Hand Machine Tools–0.03%
Kennametal, Inc. 2.80% 3/1/31	125,000	124,287
Snap-on, Inc. 4.10% 3/1/48	85,000	102,883
Stanley Black & Decker, Inc.
2.75% 11/15/50	300,000	288,741
3.40% 3/1/26	145,000	154,592
5.20% 9/1/40	100,000	130,741
		801,244
Health Care Products–0.30%
Abbott Laboratories
1.15% 1/30/28	45,000	43,737
1.40% 6/30/30	40,000	38,595
3.40% 11/30/23	210,000	219,771
3.75% 11/30/26	340,000	375,711
3.88% 9/15/25	120,000	130,312
4.75% 11/30/36	400,000	510,449
4.90% 11/30/46	400,000	546,880
6.00% 4/1/39	50,000	72,153
6.15% 11/30/37	50,000	73,691
Baxter International, Inc.
1.32% 11/29/24	200,000	199,720
1.73% 4/1/31	65,000	61,556
1.92% 2/1/27	200,000	200,733
2.54% 2/1/32	200,000	202,044
2.60% 8/15/26	150,000	155,443
3.13% 12/1/51	150,000	154,325
3.50% 8/15/46	100,000	108,825
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Boston Scientific Corp.
1.90% 6/1/25	65,000	$ 65,731
2.65% 6/1/30	100,000	101,941
3.45% 3/1/24	75,000	78,429
3.75% 3/1/26	100,000	107,426
3.85% 5/15/25	51,000	54,809
4.00% 3/1/29	140,000	155,466
4.55% 3/1/39	100,000	119,611
4.70% 3/1/49	105,000	132,990
7.38% 1/15/40	201,000	312,555
Danaher Corp.
2.60% 10/1/50	190,000	181,108
2.80% 12/10/51	200,000	197,221
3.35% 9/15/25	125,000	133,105
4.38% 9/15/45	115,000	141,354
DH Europe Finance II Sarl
2.60% 11/15/29	65,000	67,157
3.25% 11/15/39	100,000	106,751
Koninklijke Philips NV
5.00% 3/15/42	100,000	126,953
6.88% 3/11/38	50,000	72,966
Medtronic, Inc.
3.50% 3/15/25	389,000	414,159
4.38% 3/15/35	108,000	132,855
4.63% 3/15/45	479,000	627,319
PerkinElmer, Inc.
2.25% 9/15/31	180,000	175,024
2.55% 3/15/31	210,000	211,722
3.30% 9/15/29	95,000	100,548
3.63% 3/15/51	160,000	172,598
Smith & Nephew PLC 2.03% 10/14/30	100,000	96,565
Stryker Corp.
0.60% 12/1/23	40,000	39,782
1.95% 6/15/30	300,000	293,277
3.38% 5/15/24	150,000	157,413
3.38% 11/1/25	100,000	106,594
3.50% 3/15/26	75,000	80,375
3.65% 3/7/28	200,000	218,308
4.38% 5/15/44	100,000	121,377
4.63% 3/15/46	95,000	121,652
Thermo Fisher Scientific, Inc.
0.80% 10/18/23	235,000	234,179
1.22% 10/18/24	260,000	259,711
4.10% 8/15/47	100,000	123,348
5.30% 2/1/44	200,000	275,075
		9,211,399
Health Care Services–0.73%
Advocate Health & Hospitals Corp.
3.39% 10/15/49	100,000	111,339
3.83% 8/15/28	35,000	39,089
4.27% 8/15/48	30,000	37,107

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Aetna, Inc.
2.80% 6/15/23	135,000	$ 138,322
3.88% 8/15/47	145,000	161,295
6.63% 6/15/36	100,000	141,756
6.75% 12/15/37	100,000	144,585
AHS Hospital Corp.
2.78% 7/1/51	40,000	39,651
5.02% 7/1/45	50,000	68,114
Anthem, Inc.
0.45% 3/15/23	165,000	164,324
1.50% 3/15/26	200,000	199,767
2.25% 5/15/30	50,000	49,821
2.38% 1/15/25	65,000	67,025
2.55% 3/15/31	200,000	204,191
3.13% 5/15/50	65,000	66,601
3.35% 12/1/24	150,000	158,456
3.50% 8/15/24	250,000	263,992
3.60% 3/15/51	115,000	127,645
4.10% 3/1/28	350,000	388,066
4.38% 12/1/47	125,000	152,282
4.55% 3/1/48	350,000	436,513
4.63% 5/15/42	100,000	124,267
4.65% 1/15/43	125,000	156,190
4.65% 8/15/44	100,000	125,347
Ascension Health
3.11% 11/15/39	45,000	47,812
3.95% 11/15/46	185,000	226,193
Banner Health
1.90% 1/1/31	40,000	38,936
2.34% 1/1/30	75,000	75,918
2.91% 1/1/51	50,000	50,516
Baylor Scott & White Holdings
1.78% 11/15/30	25,000	24,127
2.84% 11/15/50	45,000	45,020
3.97% 11/15/46	50,000	59,295
4.19% 11/15/45	95,000	116,137
Bon Secours Mercy Health, Inc.
2.10% 6/1/31	25,000	24,547
3.21% 6/1/50	25,000	26,337
Children's Health System of Texas 2.51% 8/15/50	105,000	99,103
Children's Hospital Corp. 4.12% 1/1/47	65,000	80,249
Children's Hospital Medical Center 4.27% 5/15/44	50,000	63,152
City of Hope 4.38% 8/15/48	75,000	93,870
CommonSpirit Health
1.55% 10/1/25	35,000	34,668
2.76% 10/1/24	30,000	30,940
2.78% 10/1/30	65,000	66,529
3.35% 10/1/29	40,000	42,535
3.82% 10/1/49	40,000	45,213
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
CommonSpirit Health (continued)
3.91% 10/1/50	150,000	$ 166,880
4.19% 10/1/49	70,000	81,446
4.35% 11/1/42	400,000	458,983
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	118,478
Duke University Health System, Inc. 3.92% 6/1/47	75,000	89,096
Hackensack Meridian Health, Inc.
2.68% 9/1/41	250,000	243,794
4.50% 7/1/57	100,000	131,478
HCA, Inc.
2.38% 7/15/31	150,000	147,668
3.50% 7/15/51	150,000	152,921
4.13% 6/15/29	485,000	533,682
4.50% 2/15/27	160,000	176,257
4.75% 5/1/23	165,000	172,816
5.00% 3/15/24	265,000	284,949
5.13% 6/15/39	50,000	61,576
5.25% 4/15/25	185,000	204,648
5.25% 6/15/26	200,000	224,915
5.25% 6/15/49	200,000	256,864
5.50% 6/15/47	200,000	261,708
Humana, Inc.
0.65% 8/3/23	25,000	24,870
1.35% 2/3/27	55,000	53,481
2.15% 2/3/32	55,000	53,181
4.63% 12/1/42	175,000	215,436
4.95% 10/1/44	300,000	385,841
Indiana University Health, Inc. Obligated Group 3.97% 11/1/48	55,000	66,340
Integris Baptist Medical Center, Inc. 3.88% 8/15/50	100,000	114,185
Johns Hopkins Health System Corp. 3.84% 5/15/46	70,000	83,057
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	133,050
3.27% 11/1/49	185,000	197,928
4.15% 5/1/47	105,000	129,438
Laboratory Corp. of America Holdings
3.25% 9/1/24	100,000	104,692
3.60% 9/1/27	100,000	108,008
4.70% 2/1/45	500,000	608,505
Mass General Brigham, Inc.
3.19% 7/1/49	50,000	52,968
3.34% 7/1/60	65,000	70,736
3.77% 7/1/48	40,000	46,228
Mayo Clinic
3.20% 11/15/61	200,000	214,944
4.13% 11/15/52	100,000	125,561

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
McLaren Health Care Corp. 4.39% 5/15/48	65,000	$ 80,130
Memorial Sloan-Kettering Cancer Center
2.96% 1/1/50	110,000	112,359
4.20% 7/1/55	127,000	160,438
Mercy Health 4.30% 7/1/28	25,000	28,119
Methodist Hospital 2.71% 12/1/50	300,000	290,049
Montefiore Obligated Group 5.25% 11/1/48	70,000	75,908
Mount Sinai Hospitals Group, Inc. 3.98% 7/1/48	100,000	115,493
New York & Presbyterian Hospital
2.26% 8/1/40	50,000	46,766
3.95% 8/1/19	35,000	42,446
4.02% 8/1/45	75,000	91,691
4.06% 8/1/56	50,000	64,534
Northwell Healthcare, Inc.
3.98% 11/1/46	250,000	283,908
4.26% 11/1/47	150,000	177,086
Novant Health, Inc.
3.17% 11/1/51	85,000	89,185
3.32% 11/1/61	70,000	75,051
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery 2.67% 10/1/50	120,000	112,199
NYU Langone Hospitals
3.38% 7/1/55	100,000	102,611
4.37% 7/1/47	100,000	116,228
Orlando Health Obligated Group
3.33% 10/1/50	125,000	130,865
4.09% 10/1/48	45,000	53,184
PeaceHealth Obligated Group
1.38% 11/15/25	60,000	59,604
3.22% 11/15/50	65,000	68,029
Providence St Joseph Health Obligated Group
2.70% 10/1/51	75,000	72,488
2.75% 10/1/26	100,000	104,824
3.74% 10/1/47	100,000	113,439
Quest Diagnostics, Inc.
3.45% 6/1/26	55,000	58,662
3.50% 3/30/25	300,000	316,623
4.20% 6/30/29	100,000	112,902
RWJ Barnabas Health, Inc.
3.48% 7/1/49	100,000	111,463
3.95% 7/1/46	50,000	58,512
Seattle Children's Hospital 2.72% 10/1/50	185,000	181,397
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Spectrum Health System Obligated Group 3.49% 7/15/49	50,000	$ 55,227
SSM Health Care Corp.
3.69% 6/1/23	90,000	92,624
3.82% 6/1/27	71,000	77,858
Stanford Health Care 3.80% 11/15/48	30,000	35,655
Sutter Health
1.32% 8/15/25	100,000	99,092
2.29% 8/15/30	110,000	109,840
3.16% 8/15/40	100,000	102,859
3.36% 8/15/50	110,000	115,263
Texas Health Resources 4.33% 11/15/55	30,000	40,088
Toledo Hospital 5.75% 11/15/38	200,000	233,383
Trinity Health Corp.
2.63% 12/1/40	50,000	49,011
4.13% 12/1/45	25,000	30,257
UnitedHealth Group, Inc.
0.55% 5/15/24	135,000	133,924
1.15% 5/15/26	200,000	197,837
1.25% 1/15/26	180,000	179,315
2.00% 5/15/30	265,000	263,082
2.30% 5/15/31	200,000	203,483
2.38% 8/15/24	70,000	72,477
2.75% 2/15/23	107,000	108,837
2.75% 5/15/40	250,000	253,795
2.88% 3/15/23	250,000	256,372
2.88% 8/15/29	155,000	163,966
2.90% 5/15/50	250,000	254,662
2.95% 10/15/27	250,000	266,620
3.05% 5/15/41	200,000	209,324
3.25% 5/15/51	200,000	216,366
3.38% 4/15/27	150,000	162,520
3.45% 1/15/27	100,000	108,818
3.50% 6/15/23	100,000	104,003
3.50% 2/15/24	40,000	42,153
3.50% 8/15/39	115,000	127,511
3.70% 12/15/25	40,000	43,496
3.70% 8/15/49	135,000	155,345
3.75% 7/15/25	500,000	542,132
3.75% 10/15/47	200,000	229,569
3.85% 6/15/28	200,000	222,904
3.88% 12/15/28	50,000	56,038
3.88% 8/15/59	150,000	179,511
4.20% 1/15/47	55,000	66,761
4.25% 3/15/43	100,000	121,201
4.25% 6/15/48	150,000	185,806
4.38% 3/15/42	100,000	121,832
4.63% 11/15/41	200,000	251,197
6.50% 6/15/37	150,000	221,738
6.63% 11/15/37	100,000	149,665

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group, Inc. (continued)
6.88% 2/15/38	100,000	$ 153,315
Universal Health Services, Inc.
1.65% 9/1/26	65,000	63,798
2.65% 1/15/32	50,000	49,133
Willis-Knighton Medical Center 3.07% 3/1/51	100,000	97,935
Yale-New Haven Health Services Corp. 2.50% 7/1/50	50,000	46,217
		22,243,458
Home Builders–0.04%
DR Horton, Inc.
1.40% 10/15/27	250,000	241,755
2.50% 10/15/24	200,000	205,791
MDC Holdings, Inc. 3.97% 8/6/61	200,000	191,240
NVR, Inc. 3.00% 5/15/30	595,000	618,254
		1,257,040
Home Furnishings–0.02%
Harman International Industries, Inc. 4.15% 5/15/25	100,000	107,649
Leggett & Platt, Inc.
3.50% 11/15/27	100,000	106,611
3.50% 11/15/51	150,000	150,517
Whirlpool Corp.
4.50% 6/1/46	70,000	83,293
4.60% 5/15/50	150,000	185,507
4.75% 2/26/29	60,000	69,262
		702,839
Household Products Wares–0.05%
Avery Dennison Corp.
0.85% 8/15/24	40,000	39,415
2.25% 2/15/32	100,000	97,116
4.88% 12/6/28	100,000	116,605
Church & Dwight Co., Inc.
3.15% 8/1/27	100,000	105,870
3.95% 8/1/47	100,000	116,386
Clorox Co.
3.10% 10/1/27	150,000	159,189
3.50% 12/15/24	150,000	159,765
3.90% 5/15/28	100,000	112,058
Kimberly-Clark Corp.
1.05% 9/15/27	85,000	82,337
2.88% 2/7/50	45,000	46,129
3.05% 8/15/25	50,000	53,105
3.20% 7/30/46	50,000	54,592
3.90% 5/4/47	100,000	119,807
5.30% 3/1/41	200,000	269,546
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Products Wares (continued)
Kimberly-Clark Corp. (continued)
6.63% 8/1/37	100,000	$ 151,059
		1,682,979
Insurance–0.85%
Aflac, Inc.
1.13% 3/15/26	105,000	103,080
4.00% 10/15/46	300,000	349,527
4.75% 1/15/49	100,000	132,475
Alleghany Corp. 4.90% 9/15/44	95,000	119,464
Allied World Assurance Co. Holdings Ltd. 4.35% 10/29/25	100,000	107,298
Allstate Corp.
0.75% 12/15/25	65,000	63,338
1.45% 12/15/30	100,000	94,535
3.28% 12/15/26	150,000	161,102
4.20% 12/15/46	150,000	180,048
4.50% 6/15/43	100,000	121,566
5.55% 5/9/35	150,000	196,384
μ5.75% 8/15/53	225,000	234,000
American Financial Group, Inc.
3.50% 8/15/26	65,000	69,524
4.50% 6/15/47	150,000	177,918
American International Group, Inc.
2.50% 6/30/25	200,000	206,219
3.40% 6/30/30	200,000	216,273
3.75% 7/10/25	70,000	74,901
3.90% 4/1/26	600,000	650,283
4.20% 4/1/28	100,000	111,554
4.38% 6/30/50	130,000	162,047
4.50% 7/16/44	200,000	246,310
4.70% 7/10/35	100,000	119,267
4.75% 4/1/48	200,000	254,738
4.80% 7/10/45	100,000	128,133
Aon Corp.
2.80% 5/15/30	150,000	154,587
3.75% 5/2/29	100,000	109,621
Aon Corp./Aon Global Holdings PLC
2.05% 8/23/31	100,000	97,216
2.90% 8/23/51	100,000	96,259
Aon PLC
3.50% 6/14/24	100,000	105,094
3.88% 12/15/25	100,000	108,022
4.00% 11/27/23	150,000	156,993
4.75% 5/15/45	100,000	124,423
Arch Capital Finance LLC
4.01% 12/15/26	100,000	109,722
5.03% 12/15/46	100,000	129,315

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Arch Capital Group Ltd. 3.64% 6/30/50	140,000	$ 149,770
Arch Capital Group US, Inc. 5.14% 11/1/43	105,000	136,905
Aspen Insurance Holdings Ltd. 4.65% 11/15/23	100,000	106,056
Assurant, Inc.
4.20% 9/27/23	100,000	105,017
4.90% 3/27/28	100,000	114,560
Assured Guaranty U.S. Holdings, Inc. 5.00% 7/1/24	66,000	71,440
Athene Holding Ltd.
3.50% 1/15/31	20,000	21,148
3.95% 5/25/51	125,000	134,850
4.13% 1/12/28	150,000	164,053
AXA SA 8.60% 12/15/30	200,000	288,534
AXIS Specialty Finance LLC 3.90% 7/15/29	100,000	108,522
Berkshire Hathaway Finance Corp.
1.45% 10/15/30	160,000	153,231
2.50% 1/15/51	140,000	129,967
2.85% 10/15/50	180,000	177,354
4.25% 1/15/49	100,000	122,789
4.30% 5/15/43	100,000	119,647
4.40% 5/15/42	100,000	121,875
5.75% 1/15/40	100,000	140,486
Berkshire Hathaway, Inc.
3.00% 2/11/23	100,000	102,545
3.13% 3/15/26	215,000	229,597
4.50% 2/11/43	250,000	308,504
Brighthouse Financial, Inc.
3.70% 6/22/27	250,000	268,157
4.70% 6/22/47	200,000	219,491
Brown & Brown, Inc.
2.38% 3/15/31	85,000	82,791
4.50% 3/15/29	100,000	112,438
Chubb Corp.
6.00% 5/11/37	100,000	141,959
6.50% 5/15/38	200,000	298,048
Chubb INA Holdings, Inc.
1.38% 9/15/30	415,000	390,870
2.70% 3/13/23	100,000	102,422
3.35% 5/15/24	300,000	316,231
3.35% 5/3/26	95,000	101,852
4.15% 3/13/43	100,000	119,784
Cincinnati Financial Corp. 6.92% 5/15/28	100,000	128,441
CNA Financial Corp.
2.05% 8/15/30	20,000	19,366
3.90% 5/1/29	40,000	44,271
3.95% 5/15/24	125,000	131,881
4.50% 3/1/26	100,000	110,344
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Enstar Group Ltd. 3.10% 9/1/31	95,000	$ 93,120
Everest Reinsurance Holdings, Inc.
3.50% 10/15/50	50,000	52,450
4.87% 6/1/44	100,000	125,709
Fairfax Financial Holdings Ltd. 3.38% 3/3/31	180,000	185,276
Fidelity National Financial, Inc.
2.45% 3/15/31	250,000	245,329
3.40% 6/15/30	50,000	52,785
4.50% 8/15/28	150,000	169,278
First American Financial Corp. 4.60% 11/15/24	100,000	108,199
Globe Life, Inc. 2.15% 8/15/30	500,000	493,256
Hanover Insurance Group, Inc.
2.50% 9/1/30	145,000	144,175
4.50% 4/15/26	100,000	109,618
Hartford Financial Services Group, Inc.
2.80% 8/19/29	70,000	72,590
2.90% 9/15/51	100,000	98,530
3.60% 8/19/49	55,000	60,200
4.30% 4/15/43	43,000	50,649
4.40% 3/15/48	100,000	122,466
6.10% 10/1/41	50,000	69,969
Kemper Corp. 4.35% 2/15/25	70,000	74,702
✱Lincoln National Corp. 4.00% 9/1/23	500,000	524,146
Loews Corp.
4.13% 5/15/43	200,000	230,522
6.00% 2/1/35	100,000	132,955
Manulife Financial Corp.
μ4.06% 2/24/32	250,000	268,967
4.15% 3/4/26	100,000	109,457
5.38% 3/4/46	100,000	139,980
Markel Corp.
5.00% 4/5/46	250,000	316,765
5.00% 5/20/49	65,000	82,677
Marsh & McLennan Cos., Inc.
2.25% 11/15/30	105,000	104,780
2.38% 12/15/31	90,000	90,854
2.90% 12/15/51	110,000	109,778
3.30% 3/14/23	100,000	102,624
3.50% 3/10/25	150,000	158,762
3.75% 3/14/26	75,000	81,376
3.88% 3/15/24	100,000	105,763
4.20% 3/1/48	100,000	121,373
4.35% 1/30/47	45,000	55,489
4.38% 3/15/29	195,000	222,280
4.75% 3/15/39	55,000	68,584
4.90% 3/15/49	90,000	120,968

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Mercury General Corp. 4.40% 3/15/27	50,000	$ 55,117
MetLife, Inc.
3.00% 3/1/25	150,000	157,705
4.05% 3/1/45	150,000	178,278
4.37% 9/15/23	367,000	388,231
4.60% 5/13/46	200,000	255,686
5.70% 6/15/35	50,000	67,086
5.88% 2/6/41	100,000	141,519
6.38% 6/15/34	100,000	138,981
6.40% 12/15/66	100,000	123,022
6.50% 12/15/32	100,000	139,069
10.75% 8/1/69	150,000	252,873
Old Republic International Corp.
3.85% 6/11/51	200,000	215,077
4.88% 10/1/24	100,000	108,903
Principal Financial Group, Inc.
3.10% 11/15/26	300,000	315,294
3.40% 5/15/25	100,000	105,608
3.70% 5/15/29	50,000	55,182
Progressive Corp.
4.13% 4/15/47	200,000	242,196
4.20% 3/15/48	150,000	185,324
Prudential Financial, Inc.
μ3.70% 10/1/50	535,000	541,199
3.70% 3/13/51	250,000	284,472
3.88% 3/27/28	65,000	72,074
3.91% 12/7/47	163,000	189,257
3.94% 12/7/49	302,000	352,276
4.35% 2/25/50	250,000	311,844
4.42% 3/27/48	100,000	123,628
μ4.50% 9/15/47	215,000	224,066
μ5.20% 3/15/44	100,000	104,137
6.63% 6/21/40	200,000	298,890
Reinsurance Group of America, Inc.
3.15% 6/15/30	70,000	72,912
3.95% 9/15/26	30,000	32,538
4.70% 9/15/23	150,000	158,798
RenaissanceRe Finance, Inc. 3.45% 7/1/27	130,000	139,780
RenaissanceRe Holdings Ltd. 3.60% 4/15/29	100,000	108,586
Swiss Re America Holding Corp. 7.00% 2/15/26	100,000	120,893
Transatlantic Holdings, Inc. 8.00% 11/30/39	100,000	156,805
Travelers Cos., Inc.
3.75% 5/15/46	50,000	57,391
4.00% 5/30/47	80,000	95,560
4.05% 3/7/48	200,000	242,034
4.10% 3/4/49	100,000	120,963
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Travelers Cos., Inc. (continued)
4.60% 8/1/43	250,000	$ 319,230
6.25% 6/15/37	100,000	143,301
6.75% 6/20/36	100,000	147,255
Trinity Acquisition PLC 4.40% 3/15/26	100,000	109,396
Unum Group
4.00% 6/15/29	145,000	160,044
4.13% 6/15/51	200,000	202,998
5.75% 8/15/42	50,000	61,043
Voya Financial, Inc.
3.65% 6/15/26	100,000	107,645
4.80% 6/15/46	60,000	74,305
5.70% 7/15/43	100,000	136,080
W R Berkley Corp.
3.55% 3/30/52	150,000	163,960
4.00% 5/12/50	105,000	120,135
Willis North America, Inc.
2.95% 9/15/29	65,000	66,540
3.60% 5/15/24	100,000	104,735
3.88% 9/15/49	70,000	75,957
4.50% 9/15/28	150,000	167,667
5.05% 9/15/48	150,000	189,446
XLIT Ltd. 5.25% 12/15/43	200,000	275,971
		26,101,795
Internet–0.41%
Alibaba Group Holding Ltd.
2.13% 2/9/31	200,000	193,089
3.15% 2/9/51	200,000	187,205
3.25% 2/9/61	200,000	184,077
3.40% 12/6/27	210,000	222,299
3.60% 11/28/24	633,000	665,867
4.00% 12/6/37	100,000	108,397
4.20% 12/6/47	400,000	439,889
4.40% 12/6/57	200,000	227,134
Alphabet, Inc.
0.45% 8/15/25	90,000	87,931
0.80% 8/15/27	200,000	193,653
1.10% 8/15/30	130,000	122,884
1.90% 8/15/40	100,000	91,060
2.00% 8/15/26	250,000	257,614
2.05% 8/15/50	130,000	116,017
2.25% 8/15/60	400,000	356,446
3.38% 2/25/24	200,000	210,723
Amazon.com, Inc.
0.25% 5/12/23	110,000	109,441
0.40% 6/3/23	105,000	104,608
0.45% 5/12/24	115,000	113,862
0.80% 6/3/25	635,000	627,738
1.00% 5/12/26	250,000	247,571
1.20% 6/3/27	90,000	88,778
1.50% 6/3/30	165,000	159,897

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com, Inc. (continued)
1.65% 5/12/28	250,000	$ 250,412
2.10% 5/12/31	250,000	253,402
2.40% 2/22/23	595,000	606,041
2.50% 6/3/50	80,000	76,171
2.70% 6/3/60	365,000	351,716
2.80% 8/22/24	75,000	78,504
2.88% 5/12/41	250,000	259,612
3.10% 5/12/51	250,000	266,906
3.15% 8/22/27	500,000	540,011
3.25% 5/12/61	250,000	269,111
3.80% 12/5/24	500,000	536,186
3.88% 8/22/37	115,000	135,163
4.05% 8/22/47	635,000	769,903
4.25% 8/22/57	205,000	262,483
5.20% 12/3/25	100,000	113,792
Baidu, Inc.
3.88% 9/29/23	200,000	208,444
4.13% 6/30/25	200,000	215,285
4.38% 3/29/28	200,000	221,398
Booking Holdings, Inc.
2.75% 3/15/23	150,000	153,219
3.55% 3/15/28	150,000	162,842
3.60% 6/1/26	200,000	215,651
4.63% 4/13/30	300,000	350,615
E*TRADE Financial Corp.
3.80% 8/24/27	35,000	38,038
4.50% 6/20/28	100,000	112,509
eBay, Inc. 1.90% 3/11/25	140,000	141,571
Expedia Group, Inc.
2.95% 3/15/31	80,000	79,886
3.25% 2/15/30	35,000	35,718
3.60% 12/15/23	50,000	51,949
3.80% 2/15/28	100,000	106,915
4.50% 8/15/24	200,000	213,718
4.63% 8/1/27	90,000	100,221
JD.com, Inc. 3.88% 4/29/26	200,000	213,939
		12,507,511
Investment Companies–0.12%
Ares Capital Corp.
3.20% 11/15/31	250,000	245,796
3.25% 7/15/25	100,000	103,278
3.50% 2/10/23	150,000	153,447
3.88% 1/15/26	250,000	263,473
4.20% 6/10/24	60,000	63,312
4.25% 3/1/25	100,000	105,831
Blackstone Secured Lending Fund
2.75% 9/16/26	250,000	249,960
2.85% 9/30/28	250,000	243,721
FS KKR Capital Corp.
1.65% 10/12/24	150,000	147,156
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Investment Companies (continued)
FS KKR Capital Corp. (continued)
3.13% 10/12/28	150,000	$ 149,238
3.40% 1/15/26	200,000	203,098
4.13% 2/1/25	150,000	156,855
Goldman Sachs BDC, Inc. 2.88% 1/15/26	100,000	102,422
Golub Capital BDC, Inc.
2.50% 8/24/26	145,000	142,502
3.38% 4/15/24	375,000	385,301
Main Street Capital Corp. 3.00% 7/14/26	165,000	165,474
Owl Rock Capital Corp.
2.88% 6/11/28	200,000	196,316
3.40% 7/15/26	200,000	203,213
3.75% 7/22/25	100,000	103,588
5.25% 4/15/24	60,000	63,972
Prospect Capital Corp. 3.71% 1/22/26	200,000	203,406
Sixth Street Specialty Lending, Inc. 2.50% 8/1/26	125,000	124,180
		3,775,539
Iron & Steel–0.07%
Nucor Corp.
2.00% 6/1/25	15,000	15,294
2.70% 6/1/30	15,000	15,462
2.98% 12/15/55	400,000	392,682
3.95% 5/1/28	100,000	110,271
4.00% 8/1/23	139,000	144,887
Reliance Steel & Aluminum Co. 4.50% 4/15/23	150,000	155,266
Steel Dynamics, Inc.
1.65% 10/15/27	25,000	24,450
2.40% 6/15/25	50,000	51,154
2.80% 12/15/24	50,000	51,949
3.25% 1/15/31	60,000	63,263
3.25% 10/15/50	40,000	40,313
3.45% 4/15/30	75,000	80,135
Vale Overseas Ltd.
6.25% 8/10/26	300,000	347,253
6.88% 11/21/36	350,000	465,066
6.88% 11/10/39	170,000	228,227
		2,185,672
Leisure Time–0.00%
Harley-Davidson, Inc.
3.50% 7/28/25	50,000	52,729
4.63% 7/28/45	50,000	53,141
		105,870
Lodging–0.09%
Choice Hotels International, Inc. 3.70% 12/1/29	100,000	106,267

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Hyatt Hotels Corp.
4.38% 9/15/28	100,000	$ 108,128
4.85% 3/15/26	50,000	54,359
Las Vegas Sands Corp.
2.90% 6/25/25	155,000	154,575
3.20% 8/8/24	90,000	91,628
3.50% 8/18/26	70,000	70,853
3.90% 8/8/29	105,000	105,732
Marriott International, Inc.
2.75% 10/15/33	250,000	242,510
2.85% 4/15/31	220,000	219,327
3.13% 6/15/26	100,000	103,853
3.50% 10/15/32	150,000	157,088
3.60% 4/15/24	75,000	78,428
3.75% 10/1/25	50,000	52,950
4.00% 4/15/28	100,000	107,911
4.63% 6/15/30	135,000	151,868
Sands China Ltd.
5.13% 8/8/25	700,000	734,342
5.40% 8/8/28	200,000	215,284
		2,755,103
Machinery Construction & Mining–0.09%
Caterpillar Financial Services Corp.
0.25% 3/1/23	165,000	164,584
0.45% 9/14/23	180,000	179,182
0.45% 5/17/24	100,000	98,761
0.65% 7/7/23	200,000	199,986
0.80% 11/13/25	85,000	83,362
0.90% 3/2/26	250,000	244,080
2.15% 11/8/24	150,000	154,343
2.40% 8/9/26	100,000	103,565
2.85% 5/17/24	150,000	156,589
3.25% 12/1/24	150,000	159,167
3.65% 12/7/23	100,000	105,263
Caterpillar, Inc.
1.90% 3/12/31	100,000	99,677
2.60% 9/19/29	150,000	156,866
3.80% 8/15/42	168,000	196,014
4.75% 5/15/64	250,000	359,016
6.05% 8/15/36	200,000	282,192
Oshkosh Corp. 4.60% 5/15/28	100,000	112,704
		2,855,351
Machinery Diversified–0.18%
CNH Industrial Capital LLC
1.88% 1/15/26	250,000	250,106
1.95% 7/2/23	65,000	65,846
4.20% 1/15/24	100,000	105,545
CNH Industrial NV 3.85% 11/15/27	105,000	114,298
Crane Co.
4.20% 3/15/48	100,000	110,636
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
Crane Co. (continued)
4.45% 12/15/23	100,000	$ 105,389
Deere & Co.
2.88% 9/7/49	65,000	67,129
3.90% 6/9/42	150,000	178,094
5.38% 10/16/29	100,000	123,872
Dover Corp.
2.95% 11/4/29	20,000	21,097
5.38% 3/1/41	100,000	129,523
Flowserve Corp. 3.50% 10/1/30	70,000	72,316
IDEX Corp. 3.00% 5/1/30	75,000	77,934
John Deere Capital Corp.
0.25% 1/17/23	200,000	199,545
0.40% 10/10/23	90,000	89,548
0.45% 1/17/24	200,000	198,061
0.70% 7/5/23	100,000	99,967
0.70% 1/15/26	100,000	96,971
1.45% 1/15/31	70,000	66,632
1.50% 3/6/28	200,000	197,153
2.05% 1/9/25	100,000	102,749
2.45% 1/9/30	85,000	87,548
2.60% 3/7/24	165,000	170,625
2.65% 6/24/24	115,000	119,384
2.65% 6/10/26	100,000	104,545
2.70% 1/6/23	100,000	101,986
2.80% 3/6/23	200,000	204,931
2.80% 9/8/27	100,000	105,883
2.80% 7/18/29	50,000	52,735
3.05% 1/6/28	100,000	106,905
3.45% 1/10/24	100,000	105,052
3.45% 3/13/25	250,000	266,478
3.45% 3/7/29	120,000	132,157
nVent Finance Sarl 4.55% 4/15/28	100,000	111,152
Otis Worldwide Corp.
2.06% 4/5/25	105,000	106,746
2.29% 4/5/27	90,000	91,707
2.57% 2/15/30	105,000	106,509
3.11% 2/15/40	250,000	256,436
3.36% 2/15/50	145,000	152,805
Rockwell Automation, Inc.
3.50% 3/1/29	85,000	93,168
4.20% 3/1/49	70,000	87,690
Westinghouse Air Brake Technologies Corp. 3.20% 6/15/25	285,000	296,611
Xylem, Inc.
1.95% 1/30/28	115,000	113,694
3.25% 11/1/26	55,000	58,727
4.38% 11/1/46	50,000	59,480
		5,565,365

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–0.95%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25% 1/15/29	115,000	$ 112,205
3.50% 6/1/41	815,000	794,612
3.50% 3/1/42	160,000	155,182
3.75% 2/15/28	100,000	107,128
3.85% 4/1/61	70,000	66,011
3.90% 6/1/52	145,000	145,401
3.95% 6/30/62	250,000	240,845
4.20% 3/15/28	150,000	164,271
4.50% 2/1/24	200,000	212,696
4.80% 3/1/50	445,000	498,237
4.91% 7/23/25	450,000	495,499
5.05% 3/30/29	100,000	114,480
5.13% 7/1/49	200,000	231,994
5.38% 5/1/47	275,000	328,242
5.75% 4/1/48	225,000	280,588
6.38% 10/23/35	190,000	245,432
6.48% 10/23/45	565,000	771,557
Comcast Corp.
1.50% 2/15/31	200,000	188,773
1.95% 1/15/31	175,000	171,463
2.35% 1/15/27	105,000	108,747
2.45% 8/15/52	150,000	134,308
2.65% 2/1/30	100,000	103,710
2.65% 8/15/62	700,000	621,216
2.80% 1/15/51	140,000	134,876
2.89% 11/1/51	75,000	72,599
2.94% 11/1/56	269,000	256,231
2.99% 11/1/63	101,000	95,852
3.15% 3/1/26	350,000	373,175
3.15% 2/15/28	150,000	161,006
3.20% 7/15/36	150,000	159,971
3.25% 11/1/39	150,000	158,256
3.30% 2/1/27	250,000	268,576
3.30% 4/1/27	500,000	537,412
3.38% 2/15/25	425,000	450,967
3.38% 8/15/25	65,000	69,473
3.40% 7/15/46	110,000	116,508
3.45% 2/1/50	110,000	117,460
3.55% 5/1/28	150,000	164,459
3.70% 4/15/24	195,000	207,171
3.75% 4/1/40	655,000	733,290
3.90% 3/1/38	150,000	169,755
3.95% 10/15/25	300,000	327,519
3.97% 11/1/47	362,000	416,788
4.00% 8/15/47	150,000	172,528
4.00% 3/1/48	150,000	172,782
4.00% 11/1/49	79,000	91,541
4.05% 11/1/52	258,000	301,327
4.15% 10/15/28	185,000	210,018
4.20% 8/15/34	83,000	97,615
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp. (continued)
4.25% 10/15/30	165,000	$ 190,422
4.25% 1/15/33	200,000	234,050
4.40% 8/15/35	192,000	230,077
4.60% 10/15/38	195,000	236,609
4.65% 7/15/42	24,000	29,369
4.70% 10/15/48	190,000	241,936
4.95% 10/15/58	190,000	262,478
6.50% 11/15/35	200,000	287,118
7.05% 3/15/33	500,000	719,324
Discovery Communications LLC
2.95% 3/20/23	66,000	67,502
3.80% 3/13/24	100,000	104,891
3.90% 11/15/24	150,000	159,038
3.95% 6/15/25	100,000	106,514
3.95% 3/20/28	200,000	217,359
4.00% 9/15/55	323,000	341,240
4.13% 5/15/29	70,000	77,388
4.65% 5/15/50	400,000	469,242
4.90% 3/11/26	100,000	111,450
5.20% 9/20/47	215,000	266,507
5.30% 5/15/49	65,000	81,382
Fox Corp.
4.03% 1/25/24	100,000	105,609
4.71% 1/25/29	705,000	804,686
5.48% 1/25/39	75,000	96,725
5.58% 1/25/49	90,000	122,841
Grupo Televisa SAB
4.63% 1/30/26	200,000	216,122
6.63% 1/15/40	100,000	135,645
8.50% 3/11/32	200,000	287,250
NBCUniversal Media LLC 4.45% 1/15/43	675,000	817,957
Thomson Reuters Corp.
3.35% 5/15/26	55,000	58,367
4.30% 11/23/23	200,000	210,158
Time Warner Cable LLC
5.50% 9/1/41	100,000	121,241
5.88% 11/15/40	100,000	124,791
6.55% 5/1/37	200,000	261,654
6.75% 6/15/39	450,000	613,098
7.30% 7/1/38	150,000	212,297
Time Warner Entertainment Co. LP
8.38% 3/15/23	250,000	271,086
8.38% 7/15/33	200,000	291,203
TWDC Enterprises 18 Corp.
1.85% 7/30/26	95,000	95,801
2.95% 6/15/27	200,000	213,143
3.00% 2/13/26	300,000	317,362
3.00% 7/30/46	50,000	51,317
3.15% 9/17/25	100,000	106,197
3.70% 12/1/42	150,000	169,783

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
TWDC Enterprises 18 Corp. (continued)
4.13% 12/1/41	100,000	$ 118,698
4.13% 6/1/44	83,000	99,128
ViacomCBS, Inc.
2.90% 1/15/27	100,000	104,133
3.88% 4/1/24	200,000	210,586
4.00% 1/15/26	255,000	275,317
4.20% 5/19/32	50,000	56,398
4.38% 3/15/43	477,000	542,674
4.85% 7/1/42	150,000	178,591
4.90% 8/15/44	125,000	152,094
4.95% 1/15/31	400,000	476,504
5.85% 9/1/43	150,000	202,051
6.88% 4/30/36	125,000	178,908
7.88% 7/30/30	200,000	276,180
Walt Disney Co.
1.75% 8/30/24	200,000	203,169
1.75% 1/13/26	145,000	146,510
2.00% 9/1/29	335,000	333,229
2.65% 1/13/31	520,000	540,917
2.75% 9/1/49	180,000	174,158
3.38% 11/15/26	60,000	64,543
3.50% 5/13/40	200,000	219,039
3.60% 1/13/51	75,000	84,815
3.70% 10/15/25	40,000	43,153
3.80% 5/13/60	490,000	567,647
4.70% 3/23/50	500,000	659,642
4.75% 9/15/44	60,000	76,798
4.75% 11/15/46	50,000	65,513
4.95% 10/15/45	30,000	39,487
6.40% 12/15/35	229,000	327,712
6.65% 11/15/37	175,000	259,394
		29,144,969
Metal Fabricate & Hardware–0.03%
Precision Castparts Corp.
2.50% 1/15/23	200,000	202,950
3.25% 6/15/25	100,000	106,011
3.90% 1/15/43	50,000	57,662
4.38% 6/15/45	100,000	123,560
Timken Co. 3.88% 9/1/24	70,000	73,574
Valmont Industries, Inc.
5.00% 10/1/44	100,000	123,383
5.25% 10/1/54	100,000	127,566
		814,706
Mining–0.15%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	200,000	197,998
Barrick Gold Corp. 5.25% 4/1/42	300,000	389,043
Barrick North America Finance LLC 5.75% 5/1/43	150,000	203,793
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Barrick PD Australia Finance Pty. Ltd. 5.95% 10/15/39	100,000	$ 136,057
BHP Billiton Finance USA Ltd.
4.13% 2/24/42	125,000	147,949
5.00% 9/30/43	500,000	661,215
Kinross Gold Corp. 4.50% 7/15/27	400,000	446,840
Newmont Corp.
2.60% 7/15/32	200,000	200,428
4.88% 3/15/42	400,000	500,986
6.25% 10/1/39	100,000	139,446
Rio Tinto Alcan, Inc. 6.13% 12/15/33	150,000	206,418
Rio Tinto Finance USA Ltd.
2.75% 11/2/51	200,000	198,271
5.20% 11/2/40	100,000	133,041
7.13% 7/15/28	75,000	97,774
Rio Tinto Finance USA PLC 4.13% 8/21/42	150,000	179,344
Southern Copper Corp.
5.25% 11/8/42	150,000	188,813
5.88% 4/23/45	69,000	94,773
6.75% 4/16/40	110,000	153,863
7.50% 7/27/35	200,000	285,750
Teck Resources Ltd. 3.90% 7/15/30	125,000	134,295
		4,696,097
Miscellaneous Manufacturing–0.20%
3M Co.
1.75% 2/14/23	100,000	101,108
2.00% 2/14/25	100,000	102,298
2.25% 3/15/23	70,000	71,146
2.38% 8/26/29	150,000	153,871
2.88% 10/15/27	150,000	159,640
3.00% 8/7/25	100,000	105,858
3.25% 2/14/24	100,000	104,527
3.25% 8/26/49	85,000	92,567
3.38% 3/1/29	100,000	108,455
3.63% 10/15/47	150,000	170,525
3.88% 6/15/44	150,000	174,508
4.00% 9/14/48	65,000	78,091
Carlisle Cos., Inc.
0.55% 9/1/23	20,000	19,821
2.20% 3/1/32	150,000	144,458
3.50% 12/1/24	95,000	100,191
3.75% 12/1/27	100,000	107,911
Eaton Corp.
3.10% 9/15/27	100,000	106,388
3.92% 9/15/47	100,000	115,576
4.15% 11/2/42	150,000	175,344
GE Capital Funding LLC 4.55% 5/15/32	250,000	295,712

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
GE Capital International Funding Unlimited Co. 4.42% 11/15/35	854,000	$ 1,019,130
General Electric Co. 6.75% 3/15/32	224,000	305,481
Illinois Tool Works, Inc.
2.65% 11/15/26	150,000	157,299
3.90% 9/1/42	150,000	174,237
4.88% 9/15/41	100,000	131,939
Parker-Hannifin Corp.
2.70% 6/14/24	35,000	36,160
3.25% 6/14/29	55,000	58,288
3.30% 11/21/24	60,000	62,944
4.00% 6/14/49	55,000	64,285
6.25% 5/15/38	350,000	481,999
Textron, Inc.
3.00% 6/1/30	100,000	103,194
3.38% 3/1/28	50,000	52,803
3.65% 3/15/27	50,000	53,657
3.88% 3/1/25	170,000	181,565
Trane Technologies Global Holding Co. Ltd.
3.75% 8/21/28	100,000	109,229
4.25% 6/15/23	250,000	261,339
4.30% 2/21/48	100,000	121,855
5.75% 6/15/43	100,000	140,630
		6,004,029
Office Business Equipment–0.01%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	180,000	184,429
3.57% 12/1/31	250,000	260,096
		444,525
Office Furnishings–0.00%
Steelcase, Inc. 5.13% 1/18/29	100,000	113,007
		113,007
Oil & Gas–1.14%
BP Capital Markets America, Inc.
1.75% 8/10/30	760,000	730,817
2.75% 5/10/23	250,000	256,210
2.77% 11/10/50	165,000	155,429
2.94% 6/4/51	320,000	307,157
3.00% 2/24/50	90,000	88,598
3.00% 3/17/52	100,000	97,857
3.02% 1/16/27	250,000	263,896
3.12% 5/4/26	75,000	79,319
3.38% 2/8/61	300,000	308,205
3.41% 2/11/26	200,000	213,329
3.79% 2/6/24	280,000	294,750
4.23% 11/6/28	700,000	790,115
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
BP Capital Markets PLC
3.28% 9/19/27	150,000	$ 161,142
3.54% 11/4/24	100,000	106,500
3.72% 11/28/28	90,000	98,770
3.99% 9/26/23	250,000	262,924
Burlington Resources LLC 7.20% 8/15/31	100,000	140,311
Canadian Natural Resources Ltd.
2.05% 7/15/25	50,000	50,478
2.95% 1/15/23	200,000	203,808
2.95% 7/15/30	50,000	50,619
3.80% 4/15/24	43,000	45,099
3.90% 2/1/25	200,000	212,442
4.95% 6/1/47	100,000	122,708
5.85% 2/1/35	200,000	248,511
6.25% 3/15/38	150,000	197,357
Cenovus Energy, Inc.
4.40% 4/15/29	150,000	165,956
5.40% 6/15/47	500,000	622,466
Chevron Corp.
1.14% 5/11/23	35,000	35,197
1.55% 5/11/25	165,000	166,399
2.24% 5/11/30	125,000	126,432
2.57% 5/16/23	200,000	204,323
2.90% 3/3/24	150,000	155,802
2.95% 5/16/26	200,000	211,741
3.08% 5/11/50	625,000	663,477
3.19% 6/24/23	200,000	205,924
3.33% 11/17/25	150,000	160,086
Chevron USA, Inc.
0.43% 8/11/23	60,000	59,728
0.69% 8/12/25	135,000	132,071
1.02% 8/12/27	85,000	81,855
2.34% 8/12/50	125,000	115,318
3.25% 10/15/29	100,000	108,036
3.85% 1/15/28	150,000	166,071
CNOOC Finance 2013 Ltd.
3.00% 5/9/23	250,000	255,627
4.25% 5/9/43	400,000	432,494
CNOOC Finance 2015 Australia Pty. Ltd. 4.20% 5/5/45	200,000	214,636
CNOOC Finance 2015 USA LLC 3.50% 5/5/25	200,000	210,665
CNOOC Petroleum North America ULC
6.40% 5/15/37	150,000	196,619
7.50% 7/30/39	200,000	295,659
ConocoPhillips
2.40% 2/15/31	365,000	366,160
3.75% 10/1/27	95,000	104,138
4.30% 8/15/28	100,000	112,759
4.85% 8/15/48	75,000	98,151

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
ConocoPhillips (continued)
4.88% 10/1/47	75,000	$ 98,766
6.50% 2/1/39	380,000	552,003
ConocoPhillips Co.
4.30% 11/15/44	150,000	179,748
4.95% 3/15/26	250,000	282,039
5.95% 3/15/46	100,000	148,147
6.95% 4/15/29	200,000	263,124
Coterra Energy, Inc.
3.90% 5/15/27	215,000	231,044
4.38% 3/15/29	50,000	55,869
Devon Energy Corp.
4.50% 1/15/30	325,000	348,918
4.75% 5/15/42	100,000	115,783
5.00% 6/15/45	70,000	84,611
5.60% 7/15/41	100,000	125,432
5.85% 12/15/25	150,000	171,507
Diamondback Energy, Inc.
2.88% 12/1/24	155,000	160,799
3.13% 3/24/31	95,000	97,912
3.25% 12/1/26	110,000	116,009
3.50% 12/1/29	200,000	212,081
4.40% 3/24/51	70,000	80,235
4.75% 5/31/25	65,000	71,203
EOG Resources, Inc.
2.63% 3/15/23	150,000	152,546
3.90% 4/1/35	150,000	170,026
4.15% 1/15/26	100,000	109,236
Equinor ASA
1.75% 1/22/26	220,000	221,332
2.38% 5/22/30	200,000	203,182
2.45% 1/17/23	200,000	203,515
2.65% 1/15/24	100,000	103,096
3.25% 11/18/49	110,000	116,508
3.63% 9/10/28	150,000	164,789
3.95% 5/15/43	250,000	290,616
4.80% 11/8/43	150,000	194,156
5.10% 8/17/40	200,000	262,141
Exxon Mobil Corp.
1.57% 4/15/23	600,000	606,762
2.02% 8/16/24	200,000	204,919
2.28% 8/16/26	200,000	206,401
2.44% 8/16/29	700,000	717,957
2.73% 3/1/23	170,000	173,343
3.00% 8/16/39	200,000	202,357
3.04% 3/1/26	750,000	793,427
3.10% 8/16/49	200,000	202,558
3.57% 3/6/45	200,000	216,928
4.11% 3/1/46	165,000	192,539
4.33% 3/19/50	900,000	1,105,066
Helmerich & Payne, Inc. 2.90% 9/29/31	45,000	44,161
Hess Corp.
4.30% 4/1/27	150,000	163,358
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Hess Corp. (continued)
5.60% 2/15/41	200,000	$ 246,912
5.80% 4/1/47	150,000	191,632
7.13% 3/15/33	100,000	133,613
7.30% 8/15/31	250,000	332,862
HollyFrontier Corp. 2.63% 10/1/23	115,000	117,170
Marathon Oil Corp.
4.40% 7/15/27	100,000	109,538
6.60% 10/1/37	100,000	130,658
Marathon Petroleum Corp.
3.63% 9/15/24	250,000	262,840
3.80% 4/1/28	120,000	128,606
4.50% 4/1/48	50,000	57,001
4.70% 5/1/25	300,000	327,277
5.13% 12/15/26	150,000	170,708
6.50% 3/1/41	145,000	199,358
Phillips 66
0.90% 2/15/24	70,000	69,480
1.30% 2/15/26	40,000	39,130
3.30% 3/15/52	65,000	64,928
3.90% 3/15/28	200,000	216,772
4.65% 11/15/34	350,000	410,091
4.88% 11/15/44	180,000	226,935
5.88% 5/1/42	250,000	344,362
Pioneer Natural Resources Co.
0.55% 5/15/23	35,000	34,866
0.75% 1/15/24	135,000	133,169
1.13% 1/15/26	115,000	111,665
1.90% 8/15/30	200,000	189,948
2.15% 1/15/31	90,000	86,834
4.45% 1/15/26	100,000	109,114
Shell International Finance BV
0.38% 9/15/23	500,000	496,655
2.50% 9/12/26	150,000	156,933
2.75% 4/6/30	315,000	329,019
2.88% 5/10/26	400,000	424,281
3.25% 5/11/25	350,000	372,488
3.25% 4/6/50	500,000	531,967
3.75% 9/12/46	150,000	168,430
4.00% 5/10/46	350,000	407,007
4.13% 5/11/35	156,000	182,046
4.38% 5/11/45	167,000	202,898
4.55% 8/12/43	600,000	748,182
5.50% 3/25/40	100,000	135,494
6.38% 12/15/38	300,000	436,862
Suncor Energy, Inc.
3.75% 3/4/51	70,000	75,129
4.00% 11/15/47	70,000	77,798
5.95% 5/15/35	200,000	257,127
6.50% 6/15/38	250,000	341,841
6.80% 5/15/38	100,000	139,404

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Suncor Energy, Inc. (continued)
6.85% 6/1/39	100,000	$ 143,913
7.15% 2/1/32	25,000	34,016
Total Capital Canada Ltd. 2.75% 7/15/23	300,000	308,231
Total Capital International SA
2.43% 1/10/25	100,000	103,070
2.70% 1/25/23	200,000	204,094
2.83% 1/10/30	100,000	104,707
3.39% 6/29/60	200,000	212,104
3.46% 2/19/29	200,000	216,659
3.70% 1/15/24	100,000	105,115
Total Capital SA 3.88% 10/11/28	200,000	223,055
TotalEnergies Capital International SA
2.99% 6/29/41	200,000	202,613
3.13% 5/29/50	200,000	205,005
3.46% 7/12/49	100,000	108,029
Valero Energy Corp.
2.15% 9/15/27	250,000	249,044
4.00% 4/1/29	100,000	108,817
4.35% 6/1/28	175,000	192,963
4.90% 3/15/45	150,000	177,121
6.63% 6/15/37	300,000	404,148
7.50% 4/15/32	100,000	137,947
		34,939,971
Oil & Gas Services–0.10%
Baker Hughes Holdings LLC 5.13% 9/15/40	200,000	249,640
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.
1.23% 12/15/23	80,000	80,364
2.06% 12/15/26	200,000	201,795
2.77% 12/15/22	200,000	203,972
3.34% 12/15/27	250,000	266,469
4.08% 12/15/47	200,000	227,278
4.49% 5/1/30	30,000	34,414
Halliburton Co.
2.92% 3/1/30	150,000	154,309
3.80% 11/15/25	18,000	19,350
4.75% 8/1/43	200,000	229,756
4.85% 11/15/35	100,000	117,527
5.00% 11/15/45	283,000	338,106
7.45% 9/15/39	200,000	293,877
NOV, Inc. 3.95% 12/1/42	150,000	146,965
Schlumberger Finance Canada Ltd. 1.40% 9/17/25	125,000	124,537
Schlumberger Investment SA
2.65% 6/26/30	150,000	153,705
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Schlumberger Investment SA (continued)
3.65% 12/1/23	204,000	$ 213,074
		3,055,138
Packaging & Containers–0.05%
Amcor Flexibles North America, Inc. 2.69% 5/25/31	230,000	233,112
Berry Global, Inc. 1.57% 1/15/26	575,000	562,649
Packaging Corp. of America
3.00% 12/15/29	50,000	52,279
3.05% 10/1/51	45,000	44,780
3.40% 12/15/27	70,000	75,394
4.05% 12/15/49	25,000	29,175
WestRock MWV LLC 8.20% 1/15/30	150,000	207,961
WRKCo, Inc.
3.00% 9/15/24	100,000	104,241
3.75% 3/15/25	100,000	106,540
3.90% 6/1/28	50,000	54,741
4.00% 3/15/28	100,000	110,516
4.20% 6/1/32	50,000	56,990
		1,638,378
Pharmaceuticals–1.52%
AbbVie, Inc.
2.60% 11/21/24	760,000	788,601
2.85% 5/14/23	150,000	153,320
2.95% 11/21/26	250,000	263,467
3.20% 5/14/26	200,000	212,026
3.20% 11/21/29	525,000	561,326
3.60% 5/14/25	600,000	638,054
3.80% 3/15/25	500,000	532,238
4.05% 11/21/39	250,000	286,833
4.25% 11/21/49	525,000	631,140
4.30% 5/14/36	150,000	176,823
4.40% 11/6/42	300,000	357,962
4.45% 5/14/46	200,000	241,866
4.50% 5/14/35	600,000	717,733
4.55% 3/15/35	250,000	300,597
4.63% 10/1/42	125,000	152,902
4.70% 5/14/45	665,000	825,019
4.85% 6/15/44	250,000	313,294
AmerisourceBergen Corp.
0.74% 3/15/23	105,000	104,725
2.70% 3/15/31	200,000	202,069
2.80% 5/15/30	50,000	51,628
3.40% 5/15/24	250,000	261,121
3.45% 12/15/27	100,000	107,476
4.30% 12/15/47	100,000	117,822
Astrazeneca Finance LLC
0.70% 5/28/24	160,000	158,726
1.20% 5/28/26	65,000	64,172

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Astrazeneca Finance LLC (continued)
2.25% 5/28/31	55,000	$ 55,385
AstraZeneca PLC
0.70% 4/8/26	200,000	193,452
1.38% 8/6/30	200,000	188,812
2.13% 8/6/50	95,000	84,271
3.00% 5/28/51	30,000	31,442
3.13% 6/12/27	150,000	160,762
3.38% 11/16/25	150,000	160,985
3.50% 8/17/23	100,000	104,356
4.00% 1/17/29	105,000	118,579
4.00% 9/18/42	150,000	179,166
4.38% 11/16/45	95,000	121,656
4.38% 8/17/48	125,000	161,317
6.45% 9/15/37	250,000	367,526
Becton Dickinson & Co.
1.96% 2/11/31	165,000	158,613
3.36% 6/6/24	68,000	71,192
3.70% 6/6/27	196,000	213,595
3.73% 12/15/24	96,000	102,042
3.79% 5/20/50	200,000	224,414
4.67% 6/6/47	125,000	157,604
Bristol-Myers Squibb Co.
0.54% 11/13/23	100,000	99,557
0.75% 11/13/25	150,000	146,082
1.13% 11/13/27	150,000	146,612
1.45% 11/13/30	90,000	85,739
2.35% 11/13/40	65,000	61,640
2.55% 11/13/50	90,000	85,137
2.75% 2/15/23	200,000	204,534
2.90% 7/26/24	396,000	414,386
3.20% 6/15/26	120,000	129,040
3.25% 2/20/23	144,000	147,794
3.25% 8/1/42	100,000	106,430
3.40% 7/26/29	700,000	766,503
3.45% 11/15/27	200,000	218,261
3.88% 8/15/25	95,000	102,807
3.90% 2/20/28	250,000	278,644
4.13% 6/15/39	585,000	691,969
4.25% 10/26/49	210,000	259,511
4.35% 11/15/47	200,000	246,350
4.50% 3/1/44	100,000	124,633
4.55% 2/20/48	250,000	319,274
5.00% 8/15/45	84,000	111,586
Cardinal Health, Inc.
3.08% 6/15/24	100,000	103,698
3.20% 3/15/23	100,000	102,684
3.41% 6/15/27	250,000	268,121
3.75% 9/15/25	100,000	107,182
4.37% 6/15/47	100,000	112,692
4.90% 9/15/45	100,000	120,167
Cigna Corp.
0.61% 3/15/24	80,000	79,333
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cigna Corp. (continued)
1.25% 3/15/26	135,000	$ 133,051
2.38% 3/15/31	120,000	120,617
2.40% 3/15/30	150,000	151,323
3.05% 10/15/27	395,000	419,305
3.20% 3/15/40	105,000	108,772
3.25% 4/15/25	400,000	420,136
3.40% 3/15/50	85,000	88,225
3.40% 3/15/51	80,000	83,650
3.75% 7/15/23	99,000	102,951
3.88% 10/15/47	400,000	446,607
4.13% 11/15/25	790,000	863,957
4.38% 10/15/28	200,000	227,300
4.80% 8/15/38	145,000	178,350
4.90% 12/15/48	145,000	187,358
6.13% 11/15/41	300,000	432,347
CVS Health Corp.
1.30% 8/21/27	415,000	402,310
1.75% 8/21/30	250,000	238,237
1.88% 2/28/31	160,000	153,505
2.63% 8/15/24	65,000	67,302
2.70% 8/21/40	85,000	81,869
2.88% 6/1/26	250,000	261,095
3.00% 8/15/26	65,000	68,634
3.25% 8/15/29	85,000	90,627
3.63% 4/1/27	400,000	434,040
3.75% 4/1/30	800,000	877,082
3.88% 7/20/25	400,000	429,875
4.13% 4/1/40	300,000	344,427
4.30% 3/25/28	323,000	362,466
4.78% 3/25/38	810,000	985,972
4.88% 7/20/35	225,000	275,096
5.05% 3/25/48	585,000	764,851
5.13% 7/20/45	215,000	279,471
Eli Lilly & Co.
2.25% 5/15/50	250,000	228,655
2.50% 9/15/60	250,000	235,032
3.38% 3/15/29	65,000	71,649
GlaxoSmithKline Capital PLC
0.53% 10/1/23	125,000	124,513
3.00% 6/1/24	140,000	146,462
3.38% 6/1/29	165,000	179,923
GlaxoSmithKline Capital, Inc.
3.63% 5/15/25	510,000	549,229
5.38% 4/15/34	100,000	132,287
6.38% 5/15/38	450,000	658,466
Johnson & Johnson
0.55% 9/1/25	250,000	244,725
0.95% 9/1/27	155,000	151,594
2.05% 3/1/23	150,000	152,166
2.10% 9/1/40	335,000	316,989
2.45% 3/1/26	150,000	156,511
2.45% 9/1/60	165,000	155,797
2.63% 1/15/25	150,000	156,590

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson (continued)
2.90% 1/15/28	550,000	$ 586,437
2.95% 3/3/27	200,000	214,753
3.40% 1/15/38	150,000	168,929
3.50% 1/15/48	95,000	108,898
3.55% 3/1/36	70,000	80,073
3.70% 3/1/46	80,000	93,979
3.75% 3/3/47	200,000	235,170
4.38% 12/5/33	183,000	225,839
4.85% 5/15/41	100,000	133,416
5.85% 7/15/38	100,000	144,597
McKesson Corp. 0.90% 12/3/25	145,000	140,486
Mead Johnson Nutrition Co.
4.13% 11/15/25	95,000	103,502
5.90% 11/1/39	50,000	71,305
Merck & Co., Inc.
0.75% 2/24/26	515,000	504,834
1.45% 6/24/30	105,000	100,529
1.70% 6/10/27	100,000	100,599
1.90% 12/10/28	100,000	100,471
2.15% 12/10/31	95,000	95,265
2.35% 6/24/40	145,000	138,111
2.45% 6/24/50	100,000	94,208
2.75% 2/10/25	400,000	418,936
2.75% 12/10/51	100,000	98,950
2.80% 5/18/23	250,000	257,353
2.90% 3/7/24	90,000	93,902
2.90% 12/10/61	55,000	54,714
3.40% 3/7/29	200,000	217,575
3.60% 9/15/42	100,000	111,608
3.90% 3/7/39	200,000	234,746
4.00% 3/7/49	135,000	163,654
4.15% 5/18/43	242,000	294,083
Mylan, Inc.
4.55% 4/15/28	150,000	167,899
5.20% 4/15/48	150,000	185,692
5.40% 11/29/43	133,000	163,963
Novartis Capital Corp.
1.75% 2/14/25	150,000	152,089
2.00% 2/14/27	150,000	152,401
2.20% 8/14/30	150,000	152,220
2.75% 8/14/50	100,000	100,995
3.00% 11/20/25	250,000	264,928
3.10% 5/17/27	125,000	133,297
3.40% 5/6/24	250,000	263,751
3.70% 9/21/42	150,000	173,020
4.40% 5/6/44	250,000	319,607
Pfizer, Inc.
0.80% 5/28/25	125,000	123,505
1.70% 5/28/30	125,000	122,443
1.75% 8/18/31	100,000	97,648
2.55% 5/28/40	700,000	698,383
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Pfizer, Inc. (continued)
2.70% 5/28/50	115,000	$ 115,693
2.75% 6/3/26	150,000	158,849
2.95% 3/15/24	150,000	156,175
3.00% 6/15/23	200,000	206,969
3.20% 9/15/23	150,000	155,838
3.45% 3/15/29	250,000	275,117
3.60% 9/15/28	250,000	278,127
3.90% 3/15/39	50,000	58,828
4.00% 12/15/36	100,000	118,880
4.00% 3/15/49	200,000	243,543
4.10% 9/15/38	150,000	178,586
4.20% 9/15/48	100,000	125,437
7.20% 3/15/39	300,000	484,112
Sanofi
3.38% 6/19/23	150,000	155,499
3.63% 6/19/28	150,000	168,487
Shire Acquisitions Investments Ireland DAC
2.88% 9/23/23	300,000	308,544
3.20% 9/23/26	300,000	318,200
Takeda Pharmaceutical Co. Ltd.
2.05% 3/31/30	600,000	587,551
3.03% 7/9/40	200,000	203,516
3.18% 7/9/50	200,000	201,600
3.38% 7/9/60	200,000	207,072
5.00% 11/26/28	200,000	234,953
Utah Acquisition Sub, Inc.
3.95% 6/15/26	250,000	269,547
5.25% 6/15/46	160,000	196,017
Viatris, Inc.
1.65% 6/22/25	180,000	179,318
2.70% 6/22/30	95,000	95,337
4.00% 6/22/50	95,000	101,183
Wyeth LLC
5.95% 4/1/37	350,000	492,911
6.00% 2/15/36	100,000	140,953
6.50% 2/1/34	100,000	142,702
Zoetis, Inc.
3.00% 9/12/27	100,000	105,407
3.00% 5/15/50	145,000	150,748
3.25% 2/1/23	163,000	166,099
3.90% 8/20/28	50,000	55,477
3.95% 9/12/47	100,000	117,410
4.45% 8/20/48	50,000	63,871
4.50% 11/13/25	200,000	220,169
4.70% 2/1/43	150,000	191,181
		46,746,540
Pipelines–0.96%
Boardwalk Pipelines LP
3.38% 2/1/23	100,000	101,795
3.40% 2/15/31	45,000	46,450

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Boardwalk Pipelines LP (continued)
4.45% 7/15/27	70,000	$ 76,595
4.95% 12/15/24	50,000	54,184
5.95% 6/1/26	50,000	57,277
Cheniere Corpus Christi Holdings LLC
3.70% 11/15/29	230,000	246,366
5.13% 6/30/27	500,000	564,159
Columbia Pipeline Group, Inc.
4.50% 6/1/25	250,000	269,487
5.80% 6/1/45	100,000	132,198
Enable Midstream Partners LP
3.90% 5/15/24	200,000	208,832
4.40% 3/15/27	100,000	107,904
5.00% 5/15/44	70,000	75,209
Enbridge Energy Partners LP 7.50% 4/15/38	300,000	448,606
Enbridge, Inc.
0.55% 10/4/23	80,000	79,378
1.60% 10/4/26	110,000	108,422
3.40% 8/1/51	140,000	141,909
3.50% 6/10/24	100,000	104,366
3.70% 7/15/27	200,000	215,635
4.00% 10/1/23	150,000	156,608
4.25% 12/1/26	100,000	109,907
4.50% 6/10/44	100,000	116,770
5.50% 12/1/46	100,000	135,171
Energy Transfer LP
2.90% 5/15/25	95,000	98,138
3.45% 1/15/23	200,000	203,631
3.60% 2/1/23	100,000	101,940
3.75% 5/15/30	105,000	111,264
3.90% 7/15/26	100,000	107,533
4.00% 10/1/27	245,000	263,061
4.05% 3/15/25	100,000	105,950
4.20% 9/15/23	50,000	52,214
4.20% 4/15/27	150,000	162,760
4.75% 1/15/26	400,000	437,543
4.95% 6/15/28	75,000	84,368
5.00% 5/15/50	315,000	362,470
5.15% 3/15/45	150,000	169,511
5.25% 4/15/29	500,000	572,700
5.30% 4/1/44	200,000	229,015
5.30% 4/15/47	150,000	173,815
5.40% 10/1/47	245,000	287,498
5.80% 6/15/38	100,000	121,126
5.95% 12/1/25	100,000	113,938
5.95% 10/1/43	125,000	150,235
6.00% 6/15/48	100,000	124,233
6.50% 2/1/42	150,000	193,250
7.50% 7/1/38	200,000	275,650
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC
2.80% 1/31/30	105,000	$ 109,478
3.13% 7/31/29	150,000	159,285
3.20% 2/15/52	350,000	343,166
3.30% 2/15/53	85,000	84,540
3.35% 3/15/23	350,000	358,138
3.70% 2/15/26	150,000	160,893
3.75% 2/15/25	340,000	361,274
3.90% 2/15/24	200,000	209,996
3.95% 2/15/27	245,000	267,085
4.15% 10/16/28	100,000	112,257
4.20% 1/31/50	100,000	112,099
4.25% 2/15/48	90,000	101,868
4.45% 2/15/43	125,000	142,603
4.80% 2/1/49	100,000	121,701
4.85% 8/15/42	200,000	238,833
4.85% 3/15/44	125,000	150,446
4.90% 5/15/46	100,000	120,916
5.70% 2/15/42	150,000	194,956
5.95% 2/1/41	100,000	132,735
6.13% 10/15/39	50,000	67,497
7.55% 4/15/38	100,000	148,979
Kinder Morgan Energy Partners LP
3.50% 9/1/23	200,000	206,753
5.00% 3/1/43	250,000	291,158
5.80% 3/15/35	150,000	188,147
6.50% 9/1/39	100,000	133,099
6.55% 9/15/40	200,000	268,608
7.75% 3/15/32	200,000	279,938
Kinder Morgan, Inc.
1.75% 11/15/26	95,000	94,628
2.00% 2/15/31	140,000	133,224
3.15% 1/15/23	250,000	255,278
3.25% 8/1/50	145,000	138,756
3.60% 2/15/51	280,000	281,588
4.30% 6/1/25	200,000	216,128
4.30% 3/1/28	200,000	222,240
5.20% 3/1/48	150,000	185,272
5.55% 6/1/45	200,000	252,864
Magellan Midstream Partners LP
3.95% 3/1/50	155,000	164,184
4.20% 10/3/47	100,000	108,811
4.25% 9/15/46	180,000	199,986
5.00% 3/1/26	100,000	111,597
MPLX LP
1.75% 3/1/26	70,000	69,296
2.65% 8/15/30	390,000	388,218
3.38% 3/15/23	275,000	281,991
4.00% 3/15/28	175,000	189,641
4.13% 3/1/27	165,000	180,523
4.25% 12/1/27	50,000	55,380

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
MPLX LP (continued)
4.50% 4/15/38	290,000	$ 324,757
4.70% 4/15/48	115,000	132,679
4.88% 12/1/24	500,000	542,698
4.90% 4/15/58	50,000	57,537
5.20% 3/1/47	165,000	202,003
5.20% 12/1/47	90,000	109,283
ONEOK Partners LP
4.90% 3/15/25	100,000	108,905
6.13% 2/1/41	100,000	125,987
6.20% 9/15/43	178,000	229,751
6.65% 10/1/36	100,000	130,701
ONEOK, Inc.
2.20% 9/15/25	100,000	101,001
2.75% 9/1/24	150,000	154,141
3.10% 3/15/30	100,000	101,851
3.40% 9/1/29	150,000	155,380
4.00% 7/13/27	85,000	91,895
4.45% 9/1/49	60,000	66,295
4.50% 3/15/50	100,000	110,753
4.55% 7/15/28	150,000	165,600
4.95% 7/13/47	100,000	115,539
5.20% 7/15/48	75,000	90,637
Phillips 66 Partners LP
2.45% 12/15/24	100,000	101,671
3.15% 12/15/29	100,000	103,671
3.55% 10/1/26	100,000	106,391
3.75% 3/1/28	50,000	53,807
4.68% 2/15/45	40,000	46,895
4.90% 10/1/46	100,000	121,745
Plains All American Pipeline LP/PAA Finance Corp.
4.30% 1/31/43	100,000	100,250
4.50% 12/15/26	100,000	109,779
4.65% 10/15/25	200,000	218,138
4.70% 6/15/44	600,000	638,044
5.15% 6/1/42	200,000	219,735
6.65% 1/15/37	125,000	160,500
Sabine Pass Liquefaction LLC
4.20% 3/15/28	70,000	76,676
4.50% 5/15/30	255,000	287,646
5.63% 3/1/25	545,000	605,072
5.75% 5/15/24	545,000	592,713
Spectra Energy Partners LP
3.38% 10/15/26	145,000	153,725
4.50% 3/15/45	50,000	57,797
TC PipeLines LP 4.38% 3/13/25	150,000	160,960
Tennessee Gas Pipeline Co. LLC 7.63% 4/1/37	150,000	213,192
TransCanada PipeLines Ltd.
1.00% 10/12/24	120,000	118,942
2.50% 10/12/31	165,000	164,102
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
TransCanada PipeLines Ltd. (continued)
3.75% 10/16/23	150,000	$ 156,106
4.25% 5/15/28	150,000	167,270
4.63% 3/1/34	200,000	234,796
4.75% 5/15/38	150,000	178,731
4.88% 1/15/26	100,000	111,354
4.88% 5/15/48	150,000	190,618
5.10% 3/15/49	150,000	197,678
6.10% 6/1/40	100,000	138,556
7.25% 8/15/38	100,000	149,712
7.63% 1/15/39	250,000	389,031
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	100,000	105,401
3.95% 5/15/50	200,000	224,036
4.00% 3/15/28	100,000	109,268
4.45% 8/1/42	100,000	116,937
4.60% 3/15/48	100,000	120,872
Valero Energy Partners LP
4.38% 12/15/26	44,000	48,302
4.50% 3/15/28	100,000	110,260
Williams Cos., Inc.
2.60% 3/15/31	135,000	134,083
3.50% 11/15/30	650,000	690,890
3.70% 1/15/23	65,000	66,433
3.75% 6/15/27	250,000	269,894
4.30% 3/4/24	195,000	205,769
4.55% 6/24/24	245,000	262,175
4.85% 3/1/48	70,000	85,052
5.75% 6/24/44	95,000	123,303
6.30% 4/15/40	470,000	636,429
		29,406,924
Private Equity–0.01%
Brookfield Asset Management, Inc. 4.00% 1/15/25	150,000	160,318
		160,318
Real Estate–0.01%
CBRE Services, Inc. 4.88% 3/1/26	300,000	335,293
		335,293
Real Estate Investment Trusts–1.06%
Alexandria Real Estate Equities, Inc.
2.00% 5/18/32	125,000	119,376
2.75% 12/15/29	100,000	103,052
3.00% 5/18/51	250,000	246,912
3.38% 8/15/31	60,000	64,593
3.45% 4/30/25	100,000	106,097
3.95% 1/15/27	25,000	27,323

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Alexandria Real Estate Equities, Inc. (continued)
3.95% 1/15/28	100,000	$ 110,404
4.00% 2/1/50	100,000	116,519
4.30% 1/15/26	250,000	273,774
4.50% 7/30/29	110,000	126,435
American Campus Communities Operating Partnership LP
2.25% 1/15/29	75,000	74,180
2.85% 2/1/30	70,000	71,415
3.63% 11/15/27	55,000	58,733
3.88% 1/30/31	35,000	38,761
4.13% 7/1/24	100,000	106,800
American Homes 4 Rent LP 2.38% 7/15/31	80,000	78,403
American Tower Corp.
0.60% 1/15/24	40,000	39,572
1.30% 9/15/25	25,000	24,619
1.50% 1/31/28	50,000	47,835
1.60% 4/15/26	100,000	98,977
1.88% 10/15/30	250,000	236,241
2.10% 6/15/30	25,000	24,071
2.70% 4/15/31	100,000	100,304
2.95% 1/15/25	100,000	103,847
2.95% 1/15/51	50,000	47,361
3.00% 6/15/23	100,000	102,819
3.10% 6/15/50	300,000	291,749
3.13% 1/15/27	200,000	209,386
3.38% 10/15/26	200,000	212,504
3.50% 1/31/23	250,000	256,715
3.60% 1/15/28	100,000	107,730
3.80% 8/15/29	265,000	288,295
4.00% 6/1/25	100,000	107,011
5.00% 2/15/24	100,000	107,599
AvalonBay Communities, Inc.
1.90% 12/1/28	100,000	98,734
2.45% 1/15/31	105,000	107,618
2.90% 10/15/26	50,000	52,726
3.20% 1/15/28	85,000	90,856
3.30% 6/1/29	60,000	64,765
3.45% 6/1/25	100,000	106,131
3.50% 11/15/24	200,000	211,576
3.50% 11/15/25	50,000	53,463
3.90% 10/15/46	50,000	59,029
4.15% 7/1/47	50,000	61,294
Boston Properties LP
2.45% 10/1/33	100,000	96,838
2.55% 4/1/32	400,000	397,009
2.75% 10/1/26	300,000	312,162
3.20% 1/15/25	100,000	104,701
3.40% 6/21/29	150,000	159,209
3.65% 2/1/26	100,000	107,129
4.50% 12/1/28	70,000	78,889
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Brandywine Operating Partnership LP
3.95% 2/15/23	50,000	$ 51,191
3.95% 11/15/27	50,000	53,740
Brixmor Operating Partnership LP
3.85% 2/1/25	70,000	74,009
3.90% 3/15/27	100,000	107,977
4.05% 7/1/30	300,000	327,355
4.13% 6/15/26	50,000	54,158
Camden Property Trust
3.15% 7/1/29	125,000	132,936
3.35% 11/1/49	40,000	43,837
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85% 4/15/23	150,000	155,221
Columbia Property Trust Operating Partnership LP 3.65% 8/15/26	100,000	108,690
Corporate Office Properties LP
2.25% 3/15/26	90,000	91,021
2.75% 4/15/31	100,000	99,427
Crown Castle International Corp.
1.05% 7/15/26	200,000	193,143
2.10% 4/1/31	200,000	191,389
2.25% 1/15/31	40,000	38,970
2.90% 4/1/41	200,000	194,505
3.15% 7/15/23	110,000	113,313
3.20% 9/1/24	105,000	109,588
3.25% 1/15/51	150,000	147,394
3.65% 9/1/27	140,000	150,397
3.70% 6/15/26	365,000	391,171
3.80% 2/15/28	150,000	163,214
4.00% 3/1/27	40,000	43,473
4.45% 2/15/26	365,000	399,472
4.75% 5/15/47	25,000	30,653
5.20% 2/15/49	100,000	128,301
CubeSmart LP
2.00% 2/15/31	160,000	154,118
3.00% 2/15/30	100,000	104,216
3.13% 9/1/26	50,000	52,464
4.38% 2/15/29	30,000	33,884
CyrusOne LP/CyrusOne Finance Corp.
2.15% 11/1/30	250,000	247,392
2.90% 11/15/24	75,000	77,416
3.45% 11/15/29	85,000	92,192
Digital Realty Trust LP
3.60% 7/1/29	65,000	70,354
3.70% 8/15/27	100,000	108,367
4.75% 10/1/25	100,000	110,702

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Duke Realty LP
1.75% 7/1/30	100,000	$ 95,007
3.75% 12/1/24	250,000	265,037
Equinix, Inc.
1.00% 9/15/25	250,000	242,500
1.25% 7/15/25	55,000	54,018
1.55% 3/15/28	125,000	120,231
2.15% 7/15/30	55,000	53,465
2.63% 11/18/24	125,000	128,796
2.90% 11/18/26	90,000	93,236
2.95% 9/15/51	250,000	235,950
3.00% 7/15/50	45,000	43,047
3.20% 11/18/29	90,000	94,598
ERP Operating LP
2.50% 2/15/30	100,000	102,586
2.85% 11/1/26	140,000	147,264
3.00% 7/1/29	100,000	105,872
3.38% 6/1/25	100,000	105,881
4.15% 12/1/28	100,000	112,800
4.50% 7/1/44	150,000	188,324
4.50% 6/1/45	50,000	62,813
Essex Portfolio LP
1.65% 1/15/31	250,000	232,848
1.70% 3/1/28	210,000	204,473
3.00% 1/15/30	100,000	104,802
3.25% 5/1/23	100,000	102,395
3.38% 4/15/26	50,000	53,022
3.63% 5/1/27	200,000	215,278
4.00% 3/1/29	100,000	110,620
Extra Space Storage LP 2.35% 3/15/32	180,000	174,976
Federal Realty Investment Trust
1.25% 2/15/26	50,000	48,972
3.25% 7/15/27	100,000	106,065
3.95% 1/15/24	100,000	104,728
4.50% 12/1/44	100,000	118,360
GLP Capital LP/GLP Financing II, Inc.
3.25% 1/15/32	50,000	50,270
3.35% 9/1/24	85,000	88,015
4.00% 1/15/30	95,000	100,514
4.00% 1/15/31	50,000	53,349
5.25% 6/1/25	75,000	82,144
5.38% 11/1/23	75,000	79,590
5.38% 4/15/26	145,000	161,468
5.75% 6/1/28	75,000	86,598
Healthcare Realty Trust, Inc.
2.05% 3/15/31	155,000	148,143
2.40% 3/15/30	100,000	99,511
Healthcare Trust of America Holdings LP
2.00% 3/15/31	110,000	104,079
3.10% 2/15/30	50,000	51,611
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Healthcare Trust of America Holdings LP (continued)
3.50% 8/1/26	95,000	$ 101,266
3.75% 7/1/27	50,000	54,251
Healthpeak Properties, Inc.
1.35% 2/1/27	200,000	194,625
2.13% 12/1/28	160,000	160,221
3.00% 1/15/30	150,000	157,461
Highwoods Realty LP
2.60% 2/1/31	65,000	64,306
3.88% 3/1/27	60,000	65,418
4.20% 4/15/29	100,000	110,351
Host Hotels & Resorts LP
2.90% 12/15/31	140,000	135,067
3.38% 12/15/29	150,000	152,884
3.50% 9/15/30	70,000	71,858
Hudson Pacific Properties LP
3.95% 11/1/27	25,000	26,783
4.65% 4/1/29	100,000	112,929
Invitation Homes Operating Partnership LP
2.30% 11/15/28	100,000	98,911
2.70% 1/15/34	100,000	98,073
Kilroy Realty LP
2.50% 11/15/32	50,000	48,358
3.05% 2/15/30	100,000	103,046
3.45% 12/15/24	100,000	104,719
4.25% 8/15/29	150,000	168,269
Kimco Realty Corp.
2.25% 12/1/31	70,000	68,207
2.70% 3/1/24	100,000	102,681
2.80% 10/1/26	100,000	103,938
3.30% 2/1/25	120,000	126,124
3.80% 4/1/27	100,000	108,198
4.13% 12/1/46	100,000	112,638
4.45% 9/1/47	100,000	119,033
Kite Realty Group LP 4.00% 10/1/26	50,000	53,029
Kite Realty Group Trust 4.75% 9/15/30	250,000	276,531
Life Storage LP
2.20% 10/15/30	235,000	230,813
4.00% 6/15/29	100,000	110,846
LifeStorage LP 3.50% 7/1/26	100,000	106,972
Mid-America Apartments LP
1.70% 2/15/31	50,000	47,747
3.75% 6/15/24	100,000	105,264
3.95% 3/15/29	100,000	111,637
4.00% 11/15/25	50,000	54,021
4.20% 6/15/28	100,000	112,588
4.30% 10/15/23	50,000	52,320
National Health Investors, Inc. 3.00% 2/1/31	25,000	24,104

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
National Retail Properties, Inc.
2.50% 4/15/30	150,000	$ 152,034
3.00% 4/15/52	50,000	47,254
3.10% 4/15/50	150,000	144,937
3.50% 4/15/51	90,000	92,494
3.60% 12/15/26	100,000	106,432
4.00% 11/15/25	65,000	70,396
Office Properties Income Trust
4.25% 5/15/24	250,000	260,703
4.50% 2/1/25	250,000	263,486
Omega Healthcare Investors, Inc.
3.25% 4/15/33	150,000	146,202
3.38% 2/1/31	50,000	50,362
3.63% 10/1/29	100,000	103,792
4.38% 8/1/23	11,000	11,478
4.50% 4/1/27	200,000	218,729
4.95% 4/1/24	57,000	60,865
5.25% 1/15/26	100,000	111,203
Physicians Realty LP
2.63% 11/1/31	50,000	49,951
3.95% 1/15/28	100,000	109,213
4.30% 3/15/27	50,000	55,483
Piedmont Operating Partnership LP
2.75% 4/1/32	35,000	34,221
3.15% 8/15/30	200,000	204,826
Prologis LP
1.25% 10/15/30	115,000	106,946
1.63% 3/15/31	200,000	190,585
2.13% 4/15/27	50,000	50,818
2.13% 10/15/50	85,000	72,827
2.25% 4/15/30	95,000	95,483
3.00% 4/15/50	50,000	51,501
3.88% 9/15/28	65,000	72,821
4.38% 2/1/29	125,000	142,880
4.38% 9/15/48	50,000	62,788
Public Storage
0.88% 2/15/26	125,000	121,769
1.50% 11/9/26	50,000	49,877
1.95% 11/9/28	85,000	84,702
2.25% 11/9/31	65,000	65,327
3.09% 9/15/27	60,000	64,426
3.39% 5/1/29	65,000	70,806
Realty Income Corp.
0.75% 3/15/26	195,000	187,194
1.80% 3/15/33	125,000	117,106
2.20% 6/15/28	65,000	65,608
2.85% 12/15/32	95,000	98,581
3.10% 12/15/29	100,000	106,174
3.25% 6/15/29	250,000	269,917
3.65% 1/15/28	100,000	108,932
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Realty Income Corp. (continued)
3.88% 7/15/24	65,000	$ 68,950
3.95% 8/15/27	80,000	88,701
4.60% 2/6/24	75,000	79,768
4.65% 3/15/47	100,000	129,242
4.88% 6/1/26	95,000	106,881
Regency Centers LP
3.60% 2/1/27	160,000	172,437
3.70% 6/15/30	105,000	114,913
4.13% 3/15/28	100,000	111,572
4.40% 2/1/47	165,000	193,923
Sabra Health Care LP 3.90% 10/15/29	100,000	104,702
Simon Property Group LP
1.38% 1/15/27	50,000	48,831
1.75% 2/1/28	250,000	245,168
2.00% 9/13/24	100,000	101,779
2.20% 2/1/31	250,000	244,198
2.25% 1/15/32	50,000	48,649
2.45% 9/13/29	150,000	151,021
2.65% 7/15/30	200,000	203,744
3.25% 11/30/26	100,000	106,992
3.25% 9/13/49	100,000	102,383
3.38% 10/1/24	100,000	105,186
3.38% 6/15/27	200,000	214,518
4.25% 11/30/46	100,000	118,368
6.75% 2/1/40	300,000	440,154
SITE Centers Corp.
4.25% 2/1/26	100,000	106,826
4.70% 6/1/27	100,000	110,519
Spirit Realty LP
2.10% 3/15/28	100,000	97,330
2.70% 2/15/32	125,000	123,678
3.20% 1/15/27	100,000	104,528
3.40% 1/15/30	100,000	105,167
4.00% 7/15/29	45,000	49,432
STORE Capital Corp.
2.70% 12/1/31	100,000	97,786
2.75% 11/18/30	50,000	49,584
4.50% 3/15/28	50,000	55,247
4.63% 3/15/29	100,000	112,028
Sun Communities Operating LP
2.30% 11/1/28	65,000	64,917
2.70% 7/15/31	40,000	39,675
Tanger Properties LP
3.13% 9/1/26	50,000	51,650
3.88% 7/15/27	100,000	107,209
UDR, Inc.
1.90% 3/15/33	50,000	46,094
2.10% 8/1/32	25,000	23,763
2.10% 6/15/33	200,000	188,570
2.95% 9/1/26	50,000	51,967

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
UDR, Inc. (continued)
3.20% 1/15/30	200,000	$ 210,117
3.50% 1/15/28	100,000	107,189
Ventas Realty LP
3.00% 1/15/30	100,000	103,205
3.75% 5/1/24	150,000	157,091
3.85% 4/1/27	100,000	108,781
4.00% 3/1/28	100,000	110,650
4.13% 1/15/26	156,000	169,745
4.40% 1/15/29	150,000	170,233
4.88% 4/15/49	50,000	62,478
Vornado Realty LP 3.50% 1/15/25	100,000	104,780
Welltower, Inc.
2.70% 2/15/27	50,000	52,090
2.75% 1/15/31	105,000	106,957
2.80% 6/1/31	200,000	203,839
3.10% 1/15/30	55,000	57,619
3.63% 3/15/24	80,000	84,136
4.25% 4/1/26	200,000	219,092
4.25% 4/15/28	50,000	56,007
4.95% 9/1/48	50,000	65,276
6.50% 3/15/41	250,000	361,820
Weyerhaeuser Co. 7.38% 3/15/32	250,000	351,712
WP Carey, Inc.
2.25% 4/1/33	50,000	47,393
2.40% 2/1/31	50,000	49,131
4.25% 10/1/26	100,000	109,470
4.60% 4/1/24	100,000	106,163
		32,540,087
Retail–0.69%
Advance Auto Parts, Inc. 1.75% 10/1/27	40,000	38,816
AutoNation, Inc.
3.50% 11/15/24	100,000	104,868
3.80% 11/15/27	100,000	106,475
4.50% 10/1/25	45,000	48,922
AutoZone, Inc.
1.65% 1/15/31	85,000	79,991
2.88% 1/15/23	100,000	101,557
3.13% 4/18/24	100,000	104,468
3.13% 4/21/26	75,000	79,203
3.75% 6/1/27	150,000	163,750
3.75% 4/18/29	100,000	109,136
Best Buy Co., Inc. 1.95% 10/1/30	250,000	239,846
Costco Wholesale Corp.
1.38% 6/20/27	500,000	496,142
3.00% 5/18/27	250,000	268,644
Darden Restaurants, Inc. 4.55% 2/15/48	35,000	40,466
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Dollar General Corp.
3.25% 4/15/23	200,000	$ 204,833
3.88% 4/15/27	100,000	109,664
4.13% 5/1/28	70,000	77,786
4.15% 11/1/25	75,000	81,448
Dollar Tree, Inc.
2.65% 12/1/31	200,000	200,436
3.38% 12/1/51	100,000	100,669
4.20% 5/15/28	165,000	183,894
Genuine Parts Co. 1.88% 11/1/30	55,000	51,612
Home Depot, Inc.
0.90% 3/15/28	80,000	76,330
1.38% 3/15/31	250,000	235,666
1.50% 9/15/28	150,000	148,020
1.88% 9/15/31	65,000	63,950
2.13% 9/15/26	155,000	159,860
2.38% 3/15/51	250,000	229,657
2.70% 4/1/23	150,000	152,997
2.70% 4/15/30	200,000	209,849
2.75% 9/15/51	150,000	148,953
2.80% 9/14/27	200,000	212,094
3.00% 4/1/26	125,000	132,803
3.13% 12/15/49	250,000	263,470
3.35% 9/15/25	265,000	282,899
3.35% 4/15/50	400,000	436,225
3.50% 9/15/56	135,000	152,266
3.75% 2/15/24	200,000	210,809
3.90% 12/6/28	60,000	67,564
3.90% 6/15/47	150,000	175,240
4.20% 4/1/43	150,000	181,003
4.25% 4/1/46	100,000	124,454
4.50% 12/6/48	200,000	258,580
4.88% 2/15/44	96,000	126,594
5.40% 9/15/40	100,000	136,744
5.88% 12/16/36	350,000	495,743
5.95% 4/1/41	100,000	143,482
Kohl's Corp.
3.38% 5/1/31	110,000	112,027
5.55% 7/17/45	50,000	58,299
Lowe's Cos., Inc.
1.30% 4/15/28	65,000	62,292
1.70% 9/15/28	50,000	48,993
1.70% 10/15/30	65,000	61,756
2.63% 4/1/31	250,000	255,777
2.80% 9/15/41	100,000	97,568
3.00% 10/15/50	850,000	838,269
3.10% 5/3/27	250,000	266,729
3.38% 9/15/25	120,000	127,712
3.50% 4/1/51	125,000	134,862
3.65% 4/5/29	170,000	186,368
3.70% 4/15/46	200,000	219,226
3.88% 9/15/23	200,000	208,659
4.05% 5/3/47	147,000	169,114

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Lowe's Cos., Inc. (continued)
4.50% 4/15/30	400,000	$ 464,321
McDonald's Corp.
1.45% 9/1/25	55,000	55,490
2.13% 3/1/30	65,000	64,700
3.25% 6/10/24	300,000	315,195
3.35% 4/1/23	155,000	159,562
3.38% 5/26/25	150,000	159,417
3.50% 3/1/27	150,000	162,017
3.63% 5/1/43	100,000	108,581
3.63% 9/1/49	50,000	55,286
3.70% 1/30/26	500,000	537,939
3.80% 4/1/28	200,000	219,735
4.45% 3/1/47	225,000	274,432
4.45% 9/1/48	40,000	49,251
4.60% 5/26/45	94,000	116,758
4.70% 12/9/35	270,000	328,720
4.88% 12/9/45	275,000	353,308
6.30% 3/1/38	50,000	71,051
O'Reilly Automotive, Inc.
1.75% 3/15/31	225,000	212,876
3.55% 3/15/26	150,000	160,872
3.60% 9/1/27	100,000	108,083
3.90% 6/1/29	100,000	110,377
4.35% 6/1/28	100,000	112,797
Ross Stores, Inc.
0.88% 4/15/26	100,000	96,893
1.88% 4/15/31	100,000	95,867
Starbucks Corp.
2.45% 6/15/26	100,000	103,452
2.55% 11/15/30	200,000	203,970
3.10% 3/1/23	150,000	153,572
3.50% 3/1/28	150,000	162,228
3.50% 11/15/50	200,000	215,360
3.55% 8/15/29	200,000	218,439
3.75% 12/1/47	70,000	76,995
3.80% 8/15/25	150,000	161,827
3.85% 10/1/23	100,000	104,415
4.00% 11/15/28	150,000	167,390
4.30% 6/15/45	105,000	123,051
4.45% 8/15/49	200,000	246,176
4.50% 11/15/48	80,000	98,927
Target Corp.
2.35% 2/15/30	60,000	61,659
2.50% 4/15/26	100,000	104,665
3.38% 4/15/29	200,000	219,057
TJX Cos., Inc.
1.15% 5/15/28	50,000	48,152
1.60% 5/15/31	50,000	47,967
2.25% 9/15/26	250,000	258,094
2.50% 5/15/23	100,000	101,883
Walgreens Boots Alliance, Inc.
3.45% 6/1/26	45,000	47,880
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Walgreens Boots Alliance, Inc. (continued)
3.80% 11/18/24	700,000	$ 743,539
Walmart, Inc.
1.05% 9/17/26	135,000	133,483
1.80% 9/22/31	55,000	54,449
2.38% 9/24/29	6,000	6,259
2.50% 9/22/41	110,000	110,905
2.55% 4/11/23	300,000	306,588
2.65% 9/22/51	80,000	81,796
2.85% 7/8/24	115,000	120,169
3.05% 7/8/26	85,000	90,850
3.25% 7/8/29	780,000	857,210
3.40% 6/26/23	350,000	364,072
3.55% 6/26/25	250,000	269,821
		21,123,357
Semiconductors–0.56%
Analog Devices, Inc.
1.70% 10/1/28	45,000	44,861
2.10% 10/1/31	60,000	60,124
2.80% 10/1/41	50,000	50,572
2.95% 10/1/51	55,000	56,481
3.50% 12/5/26	150,000	163,588
Applied Materials, Inc.
1.75% 6/1/30	30,000	29,358
3.30% 4/1/27	80,000	86,378
3.90% 10/1/25	70,000	76,263
4.35% 4/1/47	70,000	88,879
5.10% 10/1/35	70,000	90,572
5.85% 6/15/41	350,000	511,782
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50% 1/15/28	400,000	427,292
3.88% 1/15/27	250,000	271,073
Broadcom, Inc.
1.95% 2/15/28	165,000	163,125
2.45% 2/15/31	400,000	392,205
2.60% 2/15/33	400,000	389,958
3.15% 11/15/25	660,000	690,985
3.42% 4/15/33	845,000	885,815
3.50% 2/15/41	135,000	138,512
3.75% 2/15/51	80,000	83,640
4.11% 9/15/28	633,000	693,958
4.15% 11/15/30	200,000	221,811
4.25% 4/15/26	250,000	272,631
4.30% 11/15/32	115,000	129,234
4.75% 4/15/29	500,000	569,151
Intel Corp.
2.60% 5/19/26	150,000	157,755
2.88% 5/11/24	400,000	416,438
3.25% 11/15/49	165,000	174,143
3.40% 3/25/25	400,000	425,180
3.70% 7/29/25	365,000	393,848

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Intel Corp. (continued)
3.73% 12/8/47	200,000	$ 227,800
3.90% 3/25/30	500,000	567,938
4.00% 12/15/32	250,000	293,219
4.10% 5/19/46	150,000	178,159
4.75% 3/25/50	500,000	665,841
4.95% 3/25/60	300,000	420,587
KLA Corp.
3.30% 3/1/50	75,000	80,135
4.65% 11/1/24	300,000	325,242
Lam Research Corp.
1.90% 6/15/30	50,000	49,169
2.88% 6/15/50	35,000	34,874
3.13% 6/15/60	240,000	244,538
3.75% 3/15/26	100,000	108,855
4.00% 3/15/29	85,000	95,174
4.88% 3/15/49	50,000	67,870
Marvell Technology, Inc.
1.65% 4/15/26	65,000	64,232
2.45% 4/15/28	65,000	65,924
2.95% 4/15/31	60,000	61,136
4.20% 6/22/23	100,000	103,896
4.88% 6/22/28	100,000	114,534
Micron Technology, Inc.
2.70% 4/15/32	90,000	90,102
3.37% 11/1/41	65,000	66,747
3.48% 11/1/51	95,000	97,254
4.19% 2/15/27	75,000	82,133
4.98% 2/6/26	100,000	111,030
5.33% 2/6/29	100,000	118,445
NVIDIA Corp.
3.20% 9/16/26	200,000	214,798
3.50% 4/1/50	600,000	683,983
NXP BV/NXP Funding LLC
2.70% 5/1/25	40,000	41,323
3.13% 2/15/42	155,000	155,960
4.88% 3/1/24	100,000	107,421
5.35% 3/1/26	100,000	112,991
5.55% 12/1/28	65,000	77,846
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.65% 2/15/32	200,000	200,602
3.15% 5/1/27	65,000	68,356
3.25% 11/30/51	110,000	109,925
3.40% 5/1/30	85,000	90,585
Qorvo, Inc. 1.75% 12/15/24	60,000	60,039
QUALCOMM, Inc.
2.15% 5/20/30	200,000	201,722
2.60% 1/30/23	300,000	305,593
2.90% 5/20/24	200,000	208,424
3.25% 5/20/27	200,000	215,808
3.25% 5/20/50	90,000	98,853
3.45% 5/20/25	300,000	319,689
4.65% 5/20/35	200,000	248,670
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
QUALCOMM, Inc. (continued)
4.80% 5/20/45	200,000	$ 264,983
Texas Instruments, Inc.
2.25% 5/1/23	250,000	253,457
2.25% 9/4/29	65,000	66,353
2.63% 5/15/24	48,000	49,826
3.88% 3/15/39	55,000	64,993
4.15% 5/15/48	300,000	374,251
Xilinx, Inc.
2.38% 6/1/30	100,000	101,273
2.95% 6/1/24	100,000	103,480
		17,291,650
Software–0.78%
Activision Blizzard, Inc.
3.40% 9/15/26	100,000	107,000
3.40% 6/15/27	45,000	48,344
4.50% 6/15/47	60,000	71,961
Adobe, Inc.
1.70% 2/1/23	40,000	40,441
1.90% 2/1/25	65,000	66,553
2.15% 2/1/27	65,000	66,862
2.30% 2/1/30	390,000	398,611
3.25% 2/1/25	95,000	100,461
Autodesk, Inc.
2.85% 1/15/30	55,000	56,766
3.50% 6/15/27	100,000	107,455
4.38% 6/15/25	100,000	108,567
Broadridge Financial Solutions, Inc. 2.90% 12/1/29	150,000	155,073
Cadence Design Systems, Inc. 4.38% 10/15/24	75,000	80,594
Citrix Systems, Inc.
1.25% 3/1/26	135,000	131,474
3.30% 3/1/30	500,000	507,231
4.50% 12/1/27	100,000	108,552
Electronic Arts, Inc.
1.85% 2/15/31	120,000	115,014
2.95% 2/15/51	85,000	80,091
4.80% 3/1/26	100,000	111,489
Fidelity National Information Services, Inc.
0.38% 3/1/23	60,000	59,703
0.60% 3/1/24	50,000	49,220
1.15% 3/1/26	80,000	77,926
1.65% 3/1/28	55,000	53,251
2.25% 3/1/31	150,000	146,691
3.10% 3/1/41	25,000	25,242
Fiserv, Inc.
2.25% 6/1/27	500,000	508,696
2.65% 6/1/30	500,000	507,348
2.75% 7/1/24	300,000	310,297

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Fiserv, Inc. (continued)
3.20% 7/1/26	65,000	$ 68,726
3.50% 7/1/29	180,000	193,579
3.85% 6/1/25	150,000	160,191
4.40% 7/1/49	140,000	166,789
Intuit, Inc. 0.95% 7/15/25	65,000	64,065
Microsoft Corp.
2.00% 8/8/23	250,000	254,741
2.38% 5/1/23	150,000	153,170
2.40% 8/8/26	850,000	889,504
2.53% 6/1/50	574,000	559,758
2.68% 6/1/60	782,000	779,415
2.88% 2/6/24	515,000	536,021
2.92% 3/17/52	1,280,000	1,359,000
3.04% 3/17/62	166,000	177,578
3.13% 11/3/25	200,000	213,347
3.30% 2/6/27	500,000	544,862
3.45% 8/8/36	596,000	686,025
3.63% 12/15/23	300,000	315,747
Oracle Corp.
1.65% 3/25/26	225,000	223,260
2.30% 3/25/28	250,000	249,225
2.40% 9/15/23	150,000	152,968
2.50% 4/1/25	1,000,000	1,023,432
2.63% 2/15/23	70,000	71,246
2.88% 3/25/31	240,000	241,529
2.95% 11/15/24	150,000	156,001
2.95% 4/1/30	500,000	505,683
3.25% 11/15/27	200,000	210,586
3.60% 4/1/40	1,000,000	1,002,855
3.60% 4/1/50	1,000,000	979,139
3.65% 3/25/41	400,000	404,453
3.80% 11/15/37	90,000	93,967
3.85% 7/15/36	150,000	158,451
3.85% 4/1/60	700,000	691,216
3.90% 5/15/35	355,000	380,220
3.95% 3/25/51	405,000	420,433
4.00% 7/15/46	150,000	155,688
4.00% 11/15/47	140,000	145,354
4.10% 3/25/61	240,000	250,132
4.30% 7/8/34	200,000	221,513
4.50% 7/8/44	500,000	564,545
5.38% 7/15/40	400,000	488,444
6.13% 7/8/39	150,000	198,815
6.50% 4/15/38	200,000	269,764
Roper Technologies, Inc.
1.00% 9/15/25	210,000	205,174
1.40% 9/15/27	250,000	242,582
2.00% 6/30/30	115,000	110,559
3.65% 9/15/23	150,000	156,144
3.80% 12/15/26	55,000	60,250
3.85% 12/15/25	100,000	107,772
4.20% 9/15/28	95,000	106,646
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
salesforce.com, Inc.
0.63% 7/15/24	110,000	$ 108,976
1.50% 7/15/28	135,000	133,348
1.95% 7/15/31	200,000	198,128
2.70% 7/15/41	120,000	119,847
2.90% 7/15/51	200,000	203,542
3.05% 7/15/61	100,000	102,847
3.25% 4/11/23	100,000	103,147
3.70% 4/11/28	100,000	110,963
ServiceNow, Inc. 1.40% 9/1/30	125,000	116,351
VMware, Inc.
0.60% 8/15/23	115,000	114,193
1.00% 8/15/24	125,000	123,793
1.40% 8/15/26	80,000	78,623
1.80% 8/15/28	110,000	107,047
2.20% 8/15/31	135,000	132,596
3.90% 8/21/27	85,000	92,540
4.50% 5/15/25	500,000	544,468
		23,961,886
Telecommunications–1.38%
America Movil SAB de CV
2.88% 5/7/30	200,000	207,452
4.38% 7/16/42	200,000	237,429
6.13% 11/15/37	150,000	203,681
6.13% 3/30/40	250,000	350,759
6.38% 3/1/35	25,000	34,591
AT&T, Inc.
0.90% 3/25/24	200,000	199,096
1.65% 2/1/28	45,000	44,047
1.70% 3/25/26	200,000	198,967
2.25% 2/1/32	210,000	202,928
2.30% 6/1/27	200,000	203,471
2.55% 12/1/33	1,000,000	978,042
2.75% 6/1/31	650,000	663,165
3.10% 2/1/43	250,000	243,035
3.40% 5/15/25	300,000	316,926
3.50% 6/1/41	900,000	924,969
3.50% 9/15/53	460,000	464,092
3.50% 2/1/61	170,000	167,162
3.55% 9/15/55	1,400,000	1,405,080
3.65% 6/1/51	400,000	414,258
3.65% 9/15/59	555,000	560,488
3.80% 2/15/27	105,000	114,020
3.80% 12/1/57	812,000	845,342
3.85% 6/1/60	185,000	193,244
4.13% 2/17/26	550,000	599,910
4.25% 3/1/27	500,000	554,619
4.30% 2/15/30	286,000	321,890
4.35% 3/1/29	370,000	415,612
4.35% 6/15/45	532,000	599,662
4.45% 4/1/24	300,000	320,213
4.50% 5/15/35	220,000	254,143
4.75% 5/15/46	665,000	803,078

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
4.85% 3/1/39	120,000	$ 143,433
4.90% 6/15/42	200,000	240,938
5.25% 3/1/37	150,000	185,537
5.35% 9/1/40	338,000	428,196
Bell Canada
0.75% 3/17/24	250,000	247,425
3.65% 3/17/51	250,000	274,474
4.46% 4/1/48	100,000	123,719
Bell Telephone Co. of Canada/Bell Canada 4.30% 7/29/49	55,000	66,788
British Telecommunications PLC
4.50% 12/4/23	200,000	211,563
9.63% 12/15/30	350,000	512,530
Cisco Systems, Inc.
2.50% 9/20/26	300,000	314,723
2.60% 2/28/23	150,000	153,383
2.95% 2/28/26	150,000	159,410
3.50% 6/15/25	45,000	48,490
3.63% 3/4/24	100,000	106,088
5.50% 1/15/40	200,000	278,478
5.90% 2/15/39	300,000	430,714
Corning, Inc.
3.90% 11/15/49	100,000	112,010
4.75% 3/15/42	250,000	314,873
5.45% 11/15/79	40,000	52,806
5.75% 8/15/40	25,000	33,803
Deutsche Telekom International Finance BV 8.75% 6/15/30	460,000	668,593
Juniper Networks, Inc.
1.20% 12/10/25	105,000	103,127
2.00% 12/10/30	160,000	151,131
5.95% 3/15/41	100,000	132,309
Motorola Solutions, Inc.
2.30% 11/15/30	85,000	82,118
2.75% 5/24/31	100,000	100,180
4.00% 9/1/24	227,000	241,760
4.60% 2/23/28	100,000	112,903
4.60% 5/23/29	100,000	114,251
Orange SA
5.38% 1/13/42	100,000	131,614
9.00% 3/1/31	400,000	612,913
Rogers Communications, Inc.
2.90% 11/15/26	200,000	208,797
3.00% 3/15/23	125,000	127,348
3.63% 12/15/25	65,000	69,106
3.70% 11/15/49	100,000	104,961
4.10% 10/1/23	300,000	313,066
4.30% 2/15/48	40,000	45,708
4.35% 5/1/49	155,000	179,618
4.50% 3/15/43	100,000	114,625
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Rogers Communications, Inc. (continued)
5.00% 3/15/44	100,000	$ 123,375
7.50% 8/15/38	25,000	37,719
Telefonica Emisiones SA
4.67% 3/6/38	150,000	172,564
4.90% 3/6/48	200,000	240,561
5.21% 3/8/47	300,000	372,455
5.52% 3/1/49	200,000	260,358
7.05% 6/20/36	175,000	249,667
Telefonica Europe BV 8.25% 9/15/30	200,000	282,446
TELUS Corp.
2.80% 2/16/27	100,000	103,959
3.70% 9/15/27	100,000	108,334
4.30% 6/15/49	200,000	242,220
4.60% 11/16/48	100,000	127,236
T-Mobile USA, Inc.
1.50% 2/15/26	200,000	197,561
2.05% 2/15/28	255,000	253,115
2.25% 11/15/31	150,000	145,547
2.40% 3/15/29	55,000	55,532
2.55% 2/15/31	230,000	228,844
2.70% 3/15/32	110,000	110,678
3.00% 2/15/41	155,000	151,327
3.30% 2/15/51	275,000	268,577
3.40% 10/15/52	300,000	298,616
3.60% 11/15/60	65,000	64,384
3.60% 11/15/60	200,000	198,105
3.88% 4/15/30	1,500,000	1,640,630
4.50% 4/15/50	800,000	936,323
Verizon Communications, Inc.
0.75% 3/22/24	110,000	109,549
0.85% 11/20/25	250,000	243,900
1.45% 3/20/26	160,000	159,189
1.50% 9/18/30	300,000	281,436
1.68% 10/30/30	1,006,000	955,832
1.75% 1/20/31	250,000	236,614
2.10% 3/22/28	240,000	240,457
2.55% 3/21/31	415,000	418,699
2.63% 8/15/26	230,000	239,627
2.65% 11/20/40	250,000	237,554
2.85% 9/3/41	95,000	93,720
2.88% 11/20/50	250,000	237,222
2.99% 10/30/56	931,000	881,278
3.00% 11/20/60	720,000	680,365
3.40% 3/22/41	195,000	204,154
3.55% 3/22/51	145,000	156,145
3.70% 3/22/61	120,000	130,106
3.88% 2/8/29	250,000	277,043
4.00% 3/22/50	500,000	574,116
4.13% 3/16/27	200,000	222,306
4.13% 8/15/46	35,000	40,590
4.27% 1/15/36	904,000	1,060,378

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
4.33% 9/21/28	1,387,000	$ 1,575,570
4.40% 11/1/34	600,000	698,874
4.50% 8/10/33	1,170,000	1,375,512
4.81% 3/15/39	300,000	376,134
Vodafone Group PLC
4.13% 5/30/25	75,000	81,034
4.25% 9/17/50	85,000	98,104
4.38% 5/30/28	175,000	196,907
4.38% 2/19/43	150,000	175,861
4.88% 6/19/49	200,000	252,214
5.00% 5/30/38	95,000	118,091
5.25% 5/30/48	700,000	911,747
6.15% 2/27/37	400,000	542,242
7.88% 2/15/30	100,000	138,920
		42,186,503
Textiles–0.01%
Mohawk Industries, Inc. 3.63% 5/15/30	150,000	160,762
		160,762
Toys Games Hobbies–0.02%
Hasbro, Inc.
3.50% 9/15/27	60,000	64,684
3.90% 11/19/29	400,000	441,014
5.10% 5/15/44	65,000	80,902
6.35% 3/15/40	65,000	89,682
		676,282
Transportation–0.58%
Burlington Northern Santa Fe LLC
3.00% 4/1/25	250,000	262,556
3.05% 2/15/51	600,000	620,839
3.25% 6/15/27	100,000	107,612
3.30% 9/15/51	200,000	217,123
3.65% 9/1/25	100,000	107,587
3.85% 9/1/23	100,000	104,060
3.90% 8/1/46	105,000	121,828
4.13% 6/15/47	100,000	120,539
4.15% 4/1/45	114,000	137,017
4.15% 12/15/48	40,000	49,207
4.40% 3/15/42	100,000	121,689
4.45% 3/15/43	100,000	122,913
4.70% 9/1/45	100,000	128,051
4.95% 9/15/41	100,000	127,955
5.05% 3/1/41	100,000	129,764
5.15% 9/1/43	150,000	200,886
5.75% 5/1/40	200,000	277,613
6.15% 5/1/37	100,000	141,685
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Canadian National Railway Co.
2.45% 5/1/50	65,000	$ 60,475
2.75% 3/1/26	50,000	52,240
2.95% 11/21/24	100,000	104,269
3.20% 8/2/46	100,000	104,525
3.65% 2/3/48	100,000	114,089
6.20% 6/1/36	100,000	139,884
6.25% 8/1/34	100,000	137,584
Canadian Pacific Railway Co.
1.35% 12/2/24	115,000	115,138
1.75% 12/2/26	60,000	60,217
2.05% 3/5/30	35,000	34,496
2.45% 12/2/31	65,000	66,273
2.90% 2/1/25	150,000	156,008
3.00% 12/2/41	60,000	61,354
3.10% 12/2/51	75,000	77,124
4.45% 3/15/23	100,000	103,319
4.80% 9/15/35	65,000	80,381
4.80% 8/1/45	100,000	127,985
6.13% 9/15/15	65,000	96,735
7.13% 10/15/31	150,000	208,347
CH Robinson Worldwide, Inc. 4.20% 4/15/28	100,000	112,647
CSX Corp.
2.40% 2/15/30	50,000	50,774
3.25% 6/1/27	100,000	107,230
3.35% 11/1/25	250,000	266,733
3.35% 9/15/49	65,000	68,659
3.80% 3/1/28	100,000	109,890
3.80% 11/1/46	150,000	168,593
3.95% 5/1/50	90,000	105,676
4.10% 3/15/44	100,000	115,696
4.25% 3/15/29	150,000	168,638
4.25% 11/1/66	100,000	122,199
4.30% 3/1/48	100,000	122,063
4.40% 3/1/43	200,000	236,401
4.65% 3/1/68	100,000	129,690
5.50% 4/15/41	200,000	266,124
6.15% 5/1/37	120,000	168,203
6.22% 4/30/40	100,000	142,464
FedEx Corp.
3.25% 4/1/26	150,000	159,984
3.40% 2/15/28	100,000	107,920
3.88% 8/1/42	100,000	109,779
4.05% 2/15/48	100,000	112,266
4.10% 4/15/43	100,000	112,023
4.10% 2/1/45	200,000	223,911
4.40% 1/15/47	100,000	117,767
4.55% 4/1/46	150,000	179,750
4.75% 11/15/45	350,000	426,484
4.90% 1/15/34	60,000	72,348
♦FedEx Corp. Pass-Through Trust 1.88% 8/20/35	662,569	652,306

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
JB Hunt Transport Services, Inc. 3.88% 3/1/26	100,000	$ 108,705
Kansas City Southern/Old
2.88% 11/15/29	65,000	67,312
4.20% 11/15/69	70,000	82,368
4.30% 5/15/43	100,000	116,355
4.70% 5/1/48	100,000	124,416
4.95% 8/15/45	100,000	127,001
Kirby Corp. 4.20% 3/1/28	100,000	107,668
Norfolk Southern Corp.
2.90% 2/15/23	121,000	123,012
2.90% 8/25/51	250,000	245,865
3.05% 5/15/50	100,000	101,859
3.15% 6/1/27	50,000	52,999
3.16% 5/15/55	41,000	41,531
3.65% 8/1/25	50,000	53,445
3.80% 8/1/28	60,000	66,224
3.85% 1/15/24	150,000	157,137
3.94% 11/1/47	80,000	92,583
4.05% 8/15/52	132,000	158,645
4.15% 2/28/48	125,000	148,926
4.45% 6/15/45	100,000	122,645
4.65% 1/15/46	100,000	126,560
4.84% 10/1/41	111,000	139,862
Ryder System, Inc.
1.75% 9/1/26	65,000	64,530
2.90% 12/1/26	90,000	93,717
3.40% 3/1/23	100,000	102,594
3.65% 3/18/24	100,000	105,171
3.88% 12/1/23	100,000	105,018
Union Pacific Corp.
2.15% 2/5/27	50,000	51,265
2.38% 5/20/31	45,000	45,869
2.40% 2/5/30	85,000	86,621
2.75% 3/1/26	250,000	261,904
2.89% 4/6/36	115,000	120,514
2.95% 3/10/52	70,000	70,827
2.97% 9/16/62	75,000	74,142
3.25% 8/15/25	50,000	53,063
3.25% 2/5/50	150,000	160,766
3.35% 8/15/46	150,000	160,357
3.38% 2/1/35	200,000	218,521
3.50% 6/8/23	150,000	155,144
3.55% 8/15/39	70,000	77,573
3.60% 9/15/37	40,000	44,354
3.65% 2/15/24	185,000	193,332
3.75% 7/15/25	100,000	108,026
3.75% 2/5/70	40,000	45,314
3.80% 10/1/51	332,000	386,243
3.80% 4/6/71	80,000	92,624
3.84% 3/20/60	240,000	282,563
3.88% 2/1/55	94,000	109,212
3.95% 8/15/59	70,000	82,783
4.00% 4/15/47	100,000	117,620
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific Corp. (continued)
4.10% 9/15/67	65,000	$ 78,937
United Parcel Service, Inc.
2.20% 9/1/24	45,000	46,328
2.40% 11/15/26	150,000	155,407
2.50% 9/1/29	45,000	46,497
3.40% 3/15/29	65,000	70,888
3.40% 11/15/46	150,000	168,585
3.40% 9/1/49	65,000	73,240
3.63% 10/1/42	75,000	86,408
3.75% 11/15/47	150,000	178,357
4.25% 3/15/49	100,000	127,969
4.88% 11/15/40	55,000	72,032
5.30% 4/1/50	600,000	886,336
6.20% 1/15/38	255,000	367,975
		17,929,329
Trucking & Leasing–0.02%
GATX Corp.
1.90% 6/1/31	250,000	237,419
3.25% 9/15/26	50,000	52,302
3.85% 3/30/27	50,000	53,944
4.00% 6/30/30	65,000	72,361
4.55% 11/7/28	100,000	114,586
4.70% 4/1/29	50,000	57,418
5.20% 3/15/44	50,000	62,664
		650,694
Water–0.04%
American Water Capital Corp.
2.30% 6/1/31	150,000	149,993
2.95% 9/1/27	180,000	189,859
3.25% 6/1/51	150,000	155,800
3.75% 9/1/28	150,000	164,508
3.75% 9/1/47	250,000	278,793
4.00% 12/1/46	50,000	57,257
4.20% 9/1/48	100,000	119,313
4.30% 12/1/42	100,000	118,752
		1,234,275
Total Corporate Bonds (Cost $762,733,996)		817,975,322
MUNICIPAL BONDS–0.68%
American Municipal Power, Inc.
Series B 6.45% 2/15/44	50,000	74,599
Series B 7.83% 2/15/41	55,000	90,938
Series B 8.08% 2/15/50	800,000	1,515,355
Bay Area Toll Authority
Series F-2 6.26% 4/1/49	200,000	319,631
Series S1 6.92% 4/1/40	100,000	149,460
Series S1 7.04% 4/1/50	100,000	174,920

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Board of Regents of the University of Texas System
Series A 3.35% 8/15/47	100,000	$ 116,381
Series B 2.44% 8/15/49	50,000	49,427
Series C 4.79% 8/15/46	90,000	121,622
California State University Series B 3.90% 11/1/47	50,000	57,542
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue 5.49% 11/1/39	50,000	68,596
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	131,591
Series C 4.57% 1/1/54	100,000	136,957
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
Series A 6.90% 12/1/40	100,000	140,842
Series B 6.90% 12/1/40	40,000	56,337
City of Atlanta GA Water & Wastewater Revenue 2.26% 11/1/35	50,000	49,939
City of Chicago IL Series B 7.75% 1/1/42	83,000	99,169
City of Houston TX 3.96% 3/1/47	100,000	120,681
City of New York NY
5.52% 10/1/37	85,000	113,219
Series A2 5.21% 10/1/31	100,000	119,244
Series F1 6.27% 12/1/37	100,000	141,962
City of Riverside CA Series A 3.86% 6/1/45	20,000	21,769
City of San Antonio TX Electric & Gas Systems Revenue
4.43% 2/1/42	250,000	305,644
5.99% 2/1/39	50,000	70,553
City of San Francisco CA Public Utilities Commission Water Revenue Series A 3.30% 11/1/39	25,000	25,847
Commonwealth of Massachusetts
4.91% 5/1/29	100,000	119,676
Series C 2.51% 7/1/41(GO)	30,000	29,554
Series E 5.46% 12/1/39	100,000	136,326
County of Clark Department of Aviation Series C 6.82% 7/1/45	75,000	117,732
Dallas Area Rapid Transit Series B 6.00% 12/1/44	200,000	297,486
Dallas Fort Worth International Airport
Series C 2.92% 11/1/50	40,000	40,906
Series C 3.09% 11/1/40	60,000	61,493
Dallas Independent School District Series C 6.45% 2/15/35	100,000	107,012
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
East Bay Municipal Utility District Water System Revenue Surbordinate Series 5.87% 6/1/40	100,000	$ 143,110
Grand Parkway Transportation Corp. 3.24% 10/1/52	125,000	126,473
Health & Educational Facilities Authority of the State of Missouri 3.65% 8/15/57	150,000	183,717
JobsOhio Beverage System Series A 2.83% 1/1/38	30,000	30,928
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	130,192
Los Angeles Community College District
1.61% 8/1/28	50,000	49,790
1.81% 8/1/30	50,000	49,624
2.11% 8/1/32	50,000	48,994
6.75% 8/1/49	100,000	171,884
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	165,076
Los Angeles Unified School District Series RY 6.76% 7/1/34	315,000	438,696
Massachusetts School Building Authority
Series B 3.40% 10/15/40	45,000	47,093
Series C 2.95% 5/15/43	250,000	254,119
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd Series B 4.05% 7/1/26	10,000	10,934
Metropolitan Government of Nashville & Davidson County Convention Center Auth Series B 6.73% 7/1/43	50,000	72,512
Metropolitan Transportation Authority
5.87% 11/15/39	100,000	129,401
6.67% 11/15/39	130,000	184,647
6.81% 11/15/40	500,000	711,466
Metropolitan Water Reclamation District of Greater Chicago 5.72% 12/1/38	150,000	206,599
Municipal Electric Authority of Georgia
6.64% 4/1/57	145,000	220,755
6.66% 4/1/57	119,000	184,089
7.06% 4/1/57	97,000	143,945

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New Jersey Economic Development Authority Series A (NATL) 7.43% 2/15/29	225,000	$ 282,787
New Jersey Transportation Trust Fund Authority
4.13% 6/15/42	80,000	89,581
Series B 6.56% 12/15/40	100,000	147,045
Series C 5.75% 12/15/28	100,000	116,983
New Jersey Turnpike Authority
Series A 7.10% 1/1/41	350,000	549,122
Series F 7.41% 1/1/40	90,000	144,875
New York City Transitional Finance Authority Future Tax Secured Revenue
5.51% 8/1/37	200,000	262,895
5.57% 11/1/38	65,000	84,417
New York City Water & Sewer System
5.72% 6/15/42	65,000	95,730
5.75% 6/15/41	100,000	146,461
5.95% 6/15/42	100,000	150,215
6.01% 6/15/42	35,000	52,783
New York State Dormitory Authority
5.60% 3/15/40	100,000	134,401
Series B 3.14% 7/1/43	100,000	103,267
New York State Urban Development Corp.
3.90% 3/15/33	100,000	109,883
5.77% 3/15/39	50,000	61,604
Ohio State University
4.91% 6/1/40	100,000	136,234
Series A 3.80% 12/1/46	100,000	120,418
Oregon School Boards Association Series B 5.55% 6/30/28	250,000	289,614
Pennsylvania Turnpike Commission Series B 5.51% 12/1/45	150,000	213,116
Permanent University Fund - University of Texas System 3.38% 7/1/47	40,000	45,954
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	350,006
Series 168th 4.93% 10/1/51	350,000	485,116
Series 174th 4.46% 10/1/62	250,000	331,368
Series 181th 4.96% 8/1/46	155,000	210,814
Series 192th 4.81% 10/15/65	250,000	343,005
Regents of the University of California Medical Center Pooled Revenue Series H 6.55% 5/15/48	100,000	154,739
Rutgers The State University of New Jersey 5.67% 5/1/40	155,000	209,161
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Sales Tax Securitization Corp. Series B 3.82% 1/1/48	100,000	$ 112,263
Salt River Project Agricultural Improvement & Power District 4.84% 1/1/41	60,000	78,625
San Diego County Regional Transportation Commission 5.91% 4/1/48	100,000	150,346
San Diego County Water Authority 6.14% 5/1/49	100,000	150,409
State Board of Administration Finance Corp.
Series A 1.26% 7/1/25	100,000	99,512
Series A 1.71% 7/1/27	100,000	99,750
Series A 2.15% 7/1/30	100,000	99,764
State of California
3.38% 4/1/25	75,000	80,473
3.50% 4/1/28	100,000	110,594
4.50% 4/1/33	100,000	115,996
4.60% 4/1/38	60,000	69,069
7.50% 4/1/34	325,000	497,351
7.55% 4/1/39	600,000	1,001,313
7.60% 11/1/40	80,000	137,905
7.63% 3/1/40	85,000	140,782
State of Connecticut
5.09% 10/1/30	200,000	231,311
Series A 5.85% 3/15/32	100,000	129,933
State of Illinois
4.95% 6/1/23	50,909	52,860
5.10% 6/1/33	800,000	924,707
State of Mississippi 5.25% 11/1/34	100,000	126,480
State of Oregon Department of Transportation 5.83% 11/15/34	75,000	102,216
State of Texas 5.52% 4/1/39	100,000	140,706
State of Utah
Series B 3.54% 7/1/25	100,000	104,524
Series D 4.55% 7/1/24	35,000	36,859
State Public School Building Authority 5.00% 9/15/27	100,000	115,061
Texas Transportation Commission 2.47% 10/1/44	150,000	146,653
Texas Transportation Commission (State of Texas) 2.56% 4/1/42	40,000	39,664
Texas Transportation Commission State Highway Fund Series B 5.18% 4/1/30	200,000	240,099
University of California
Series AD 4.86% 5/15/12	250,000	367,730
Series AQ 4.77% 5/15/15	250,000	357,634
Series AX 3.06% 7/1/25	100,000	106,327
Series BG 1.61% 5/15/30	60,000	58,214

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
University of Michigan
Series B 2.44% 4/1/40	50,000	$ 50,013
Series B 2.56% 4/1/50	50,000	50,247
University of Virginia
2.26% 9/1/50	60,000	56,784
Series C 4.18% 9/1/17	50,000	69,490
Westchester County Local Development Corp. 3.85% 11/1/50	180,000	190,767
Total Municipal Bonds (Cost $16,203,587)		20,950,479
NON-AGENCY ASSET-BACKED SECURITIES–0.25%
American Express Credit Account Master Trust Series 2021-1 A 0.90% 11/15/26	368,000	365,013
BA Credit Card Trust Series 2021-A1 A1 0.44% 9/15/26	68,000	67,009
Capital One Multi-Asset Execution Trust Series 2021-A2 A2 1.39% 7/15/30	600,000	589,901
CarMax Auto Owner Trust Series 2021-2 A3 0.52% 2/17/26	400,000	397,710
Carvana Auto Receivables Trust Series 2021-P4 A3 1.31% 1/11/27	204,000	203,872
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	750,000	1,036,791
Drive Auto Receivables Trust Series 2021-3 A3 0.79% 10/15/25	217,000	216,505
Exeter Automobile Receivables Trust Series 2021-2A C 0.98% 6/15/26	350,000	348,638
Ford Credit Auto Owner Trust Series 2020-C A3 0.41% 7/15/25	750,000	746,417
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	250,000	248,957
GM Financial Consumer Automobile Receivables Trust
Series 2020-4 A3 0.38% 8/18/25	186,000	185,232
Series 2021-2 A3 0.51% 4/16/26	230,000	228,411
Series 2021-4 A3 0.68% 9/16/26	231,000	229,255
GM Financial Leasing Trust Series 2021-3 A3 0.39% 10/21/24	500,000	495,202
Hyundai Auto Receivables Trust
Series 2020-C A3 0.38% 5/15/25	150,000	149,353
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust (continued)
Series 2021-A A3 0.38% 9/15/25	125,000	$ 124,064
John Deere Owner Trust Series 2021-B A3 0.52% 3/16/26	86,000	85,017
Santander Drive Auto Receivables Trust
Series 2021-3 C 0.95% 9/15/27	228,000	225,802
Series 2021-4 A3 0.51% 8/15/25	116,000	115,575
Verizon Owner Trust Series 2020-B A 0.47% 2/20/25	1,000,000	997,325
Volkswagen Auto Loan Enhanced Trust Series 2021-1 A3 1.02% 6/22/26	101,000	100,993
World Omni Auto Receivables Trust Series 2021-C A3 0.44% 8/17/26	500,000	493,900
Total Non-Agency Asset-Backed Securities (Cost $7,587,721)		7,650,942
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.12%
BANK
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	527,721
•Series 2018-BN13 A5 4.22% 8/15/61	145,000	163,656
Series 2019-BN17 A4 3.71% 4/15/52	265,000	292,606
Series 2019-BN24 A3 2.96% 11/15/62	500,000	530,206
Series 2020-BN25 A5 2.65% 1/15/63	600,000	622,713
Series 2020-BN28 A4 1.84% 3/15/63	187,500	182,918
Series 2021-BN31 A4 2.04% 2/15/54	313,043	309,471
BBCMS Mortgage Trust
Series 2020-C6 A4 2.64% 2/15/53	650,000	668,854
Series 2020-C8 A5 2.04% 10/15/53	250,000	245,364
Benchmark Mortgage Trust
•Series 2018-B2 A5 3.88% 2/15/51	195,000	214,887
Series 2018-B3 A5 4.03% 4/10/51	350,000	388,884
Series 2018-B5 A4 4.21% 7/15/51	200,000	225,671
Series 2019-B10 A4 3.72% 3/15/62	575,000	634,648
Series 2020-B18 A5 1.93% 7/15/53	296,875	291,119

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B19 A5 1.85% 9/15/53	800,000	$ 779,984
Series 2021-B24 A5 2.58% 3/15/54	500,000	515,962
CD Mortgage Trust Series 2017-CD3 A4 3.63% 2/10/50	400,000	430,763
Citigroup Commercial Mortgage Trust
Series 2013-GC11 AS 3.42% 4/10/46	770,000	785,363
Series 2013-GC15 A3 4.10% 9/10/46	440,332	453,509
•Series 2015-GC33 B 4.57% 9/10/58	500,000	533,971
Series 2020-GC46 A5 2.72% 2/15/53	500,000	519,208
COMM Mortgage Trust
Series 2014-CR14 A3 3.96% 2/10/47	545,000	563,969
Series 2014-CR17 A5 3.98% 5/10/47	1,365,000	1,439,892
Series 2014-UBS3 A4 3.82% 6/10/47	1,500,000	1,579,007
Series 2015-CR26 A3 3.36% 10/10/48	985,091	1,016,674
CSAIL Commercial Mortgage Trust
Series 2015-C3 A4 3.72% 8/15/48	1,000,000	1,062,714
•Series 2017-CX10 A5 3.46% 11/15/50	500,000	534,930
Series 2020-C19 A3 2.56% 3/15/53	150,000	152,935
GS Mortgage Securities Trust
Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,514,260
Series 2015-GC28 A5 3.40% 2/10/48	1,500,000	1,572,860
Series 2020-GC45 A5 2.91% 2/13/53	275,000	289,463
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,191,955
JPM-BB Commercial Mortgage Securities Trust
•Series 2013-C14 AS 4.41% 8/15/46	1,475,000	1,527,238
Series 2016-C1 A5 3.58% 3/15/49	500,000	532,457
JPMDB Commercial Mortgage Securities Trust Series 2020-COR7 A5 2.18% 5/13/53	400,000	400,162
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.10% 5/15/46	725,000	737,059
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2015-C24 A4 3.73% 5/15/48	1,250,000	$ 1,333,223
Series 2015-C25 ASB 3.38% 10/15/48	632,559	650,344
Morgan Stanley Capital I Series 2017-HR2 A4 3.59% 12/15/50	500,000	542,852
Morgan Stanley Capital I Trust
Series 2015-MS1 A3 3.51% 5/15/48	500,000	522,121
Series 2020-L4 A3 2.70% 2/15/53	400,000	413,635
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	623,570
Series 2017-C7 A4 3.68% 12/15/50	350,000	379,052
Series 2018-C14 A3 4.18% 12/15/51	350,000	380,685
Series 2018-C8 A4 3.98% 2/15/51	200,000	220,721
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 A3 3.41% 9/15/58	465,777	488,697
Series 2015-P2 A4 3.81% 12/15/48	665,000	715,231
Series 2017-C41 A4 3.47% 11/15/50	350,000	377,273
Series 2018-C46 A4 4.15% 8/15/51	2,350,000	2,633,170
Series 2019-C50 A5 3.73% 5/15/52	310,000	341,884
Series 2020-C56 A5 2.45% 6/15/53	220,600	224,872
WFRBS Commercial Mortgage Trust Series 2014-C22 A5 3.75% 9/15/57	1,000,000	1,050,244
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $34,163,843)		34,330,627
ΔREGIONAL BONDS–0.28%
Canada—0.28%
Province of Alberta Canada
1.30% 7/22/30	150,000	142,889
1.88% 11/13/24	250,000	255,621
3.30% 3/15/28	400,000	438,176
3.35% 11/1/23	200,000	209,041
Province of British Columbia Canada
1.30% 1/29/31	250,000	240,453
6.50% 1/15/26	100,000	119,155
7.25% 9/1/36	100,000	166,570
Province of Manitoba Canada 2.60% 4/16/24	750,000	777,300

LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔREGIONAL BONDS (continued)
Canada (continued)
Province of New Brunswick Canada 3.63% 2/24/28	150,000	$ 167,852
Province of Ontario 2.30% 6/15/26	500,000	518,578
Province of Ontario Canada
0.63% 1/21/26	175,000	170,074
1.05% 4/14/26	600,000	591,730
1.13% 10/7/30	1,250,000	1,181,431
1.60% 2/25/31	250,000	244,507
1.75% 1/24/23	145,000	146,756
2.00% 10/2/29	250,000	253,822
Province of Quebec
1.35% 5/28/30	200,000	193,514
2.50% 4/20/26	1,000,000	1,047,609
Province of Quebec Canada
0.60% 7/23/25	250,000	244,298
1.50% 2/11/25	250,000	253,185
2.50% 4/9/24	100,000	103,555
2.63% 2/13/23	350,000	358,072
2.75% 4/12/27	300,000	318,373
7.50% 7/15/23	200,000	220,136
7.50% 9/15/29	175,000	244,363
		8,607,060
Total Regional Bonds (Cost $8,392,557)		8,607,060
ΔSOVEREIGN BONDS–1.41%
Canada—0.05%
Canada Government International Bond 1.63% 1/22/25	500,000	508,127
Export Development Canada
1.38% 2/24/23	500,000	504,652
2.63% 2/21/24	500,000	518,765
		1,531,544
Chile—0.08%
Chile Government International Bond
2.55% 1/27/32	200,000	199,500
2.55% 7/27/33	250,000	243,125
3.10% 5/7/41	200,000	195,700
3.10% 1/22/61	200,000	184,786
3.13% 1/21/26	826,000	869,373
3.24% 2/6/28	350,000	368,816
3.50% 1/25/50	200,000	206,968
3.50% 4/15/53	200,000	206,410
		2,474,678
Hungary—0.02%
ΔHungary Government International Bond 5.38% 3/25/24	700,000	760,263
		760,263
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Indonesia—0.09%
Indonesia Government International Bond
2.15% 7/28/31	400,000	$ 396,754
2.85% 2/14/30	250,000	260,456
3.20% 9/23/61	200,000	191,925
3.50% 2/14/50	250,000	258,312
4.10% 4/24/28	300,000	334,543
4.20% 10/15/50	800,000	911,037
4.75% 2/11/29	200,000	232,745
5.35% 2/11/49	200,000	262,167
		2,847,939
Israel—0.09%
ΔIsrael Government AID Bond 5.50% 4/26/24	200,000	220,578
Israel Government International Bond
2.88% 3/16/26	200,000	211,343
3.15% 6/30/23	200,000	206,632
3.25% 1/17/28	200,000	216,681
3.88% 7/3/50	1,000,000	1,166,682
4.50% 1/30/43	200,000	255,750
State of Israel
2.50% 1/15/30	200,000	208,248
3.38% 1/15/50	200,000	216,011
		2,701,925
Italy—0.06%
Italy Government International Bond
1.25% 2/17/26	495,000	482,014
5.38% 6/15/33	800,000	984,475
6.88% 9/27/23	350,000	384,136
		1,850,625
Japan—0.14%
Japan Bank for International Cooperation
0.38% 9/15/23	420,000	416,657
0.63% 7/15/25	235,000	229,677
1.25% 1/21/31	200,000	191,575
1.75% 10/17/24	200,000	203,606
1.88% 4/15/31	200,000	202,010
2.00% 10/17/29	200,000	204,108
2.25% 11/4/26	200,000	206,637
2.38% 4/20/26	300,000	311,569
2.50% 5/23/24	200,000	207,086
2.50% 5/28/25	700,000	728,893
2.75% 11/16/27	200,000	211,967
2.88% 6/1/27	350,000	372,478
2.88% 7/21/27	200,000	213,105
3.25% 7/20/23	200,000	207,720
3.25% 7/20/28	300,000	330,330
3.38% 7/31/23	200,000	208,233
		4,445,651

LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico—0.26%
Mexico Government International Bond
2.66% 5/24/31	500,000	$ 487,505
3.25% 4/16/30	205,000	209,896
3.75% 1/11/28	200,000	214,718
3.75% 4/19/71	200,000	179,800
3.77% 5/24/61	200,000	184,152
4.13% 1/21/26	285,000	312,790
4.15% 3/28/27	370,000	408,854
4.28% 8/14/41	200,000	207,250
4.35% 1/15/47	200,000	207,552
4.50% 1/31/50	400,000	424,000
4.60% 2/10/48	200,000	213,002
4.75% 4/27/32	1,500,000	1,695,750
4.75% 3/8/44	1,000,000	1,088,760
5.75% 10/12/10	800,000	917,608
6.05% 1/11/40	475,000	590,192
6.75% 9/27/34	500,000	666,880
		8,008,709
Panama—0.12%
Panama Government International Bond
2.25% 9/29/32	700,000	664,125
3.16% 1/23/30	445,000	460,579
3.87% 7/23/60	910,000	910,000
3.88% 3/17/28	300,000	323,553
4.30% 4/29/53	300,000	322,053
4.50% 4/16/50	200,000	220,302
6.70% 1/26/36	200,000	267,500
7.13% 1/29/26	100,000	119,751
8.88% 9/30/27	100,000	134,550
9.38% 4/1/29	100,000	143,251
		3,565,664
Peru—0.10%
Peru Government International Bond
2.78% 1/23/31	140,000	139,302
3.00% 1/15/34	233,000	232,068
3.30% 3/11/41	125,000	125,001
3.55% 3/10/51	395,000	410,804
3.60% 1/15/72	400,000	390,000
4.13% 8/25/27	350,000	384,566
5.63% 11/18/50	100,000	140,501
6.55% 3/14/37	500,000	681,255
7.35% 7/21/25	100,000	119,126
8.75% 11/21/33	200,000	311,502
		2,934,125
Philippines—0.13%
Philippines Government International Bond
2.46% 5/5/30	250,000	257,822
2.95% 5/5/45	1,050,000	1,034,223
3.00% 2/1/28	200,000	214,467
3.20% 7/6/46	200,000	203,130
3.70% 2/2/42	200,000	217,892
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Philippines (continued)
Philippines Government International Bond (continued)
3.75% 1/14/29	400,000	$ 450,075
3.95% 1/20/40	500,000	558,379
5.00% 1/13/37	500,000	620,553
9.50% 2/2/30	300,000	465,430
		4,021,971
Poland—0.02%
Poland Government International Bond
3.00% 3/17/23	250,000	256,604
3.25% 4/6/26	400,000	429,006
		685,610
Republic of Korea—0.13%
Export-Import Bank of Korea
0.38% 2/9/24	200,000	197,510
0.63% 2/9/26	200,000	193,354
1.38% 2/9/31	250,000	238,393
2.88% 1/21/25	500,000	522,771
3.25% 11/10/25	200,000	213,719
3.63% 11/27/23	300,000	315,009
Korea Development Bank
0.40% 6/19/24	215,000	211,685
0.80% 7/19/26	250,000	242,424
1.63% 1/19/31	250,000	244,720
2.75% 3/19/23	200,000	203,843
3.25% 2/19/24	400,000	418,508
Korea International Bond
2.50% 6/19/29	200,000	211,179
2.75% 1/19/27	500,000	526,852
3.88% 9/11/23	200,000	210,168
		3,950,135
Sweden—0.05%
Svensk Exportkredit AB
0.25% 9/29/23	200,000	198,124
0.38% 3/11/24	200,000	197,689
0.50% 8/26/25	500,000	487,356
2.88% 3/14/23	500,000	513,316
		1,396,485
Uruguay—0.07%
Uruguay Government International Bond
4.38% 10/27/27	300,000	337,128
5.10% 6/18/50	1,000,000	1,320,510
7.63% 3/21/36	250,000	377,502
		2,035,140
Total Sovereign Bonds (Cost $41,120,439)		43,210,464
SUPRANATIONAL BANKS–1.42%
African Development Bank
0.88% 3/23/26	800,000	786,863
0.88% 7/22/26	250,000	245,341

LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Asian Development Bank
0.25% 7/14/23	1,045,000	$ 1,038,471
0.25% 10/6/23	250,000	247,897
0.38% 9/3/25	750,000	728,115
0.50% 2/4/26	500,000	485,753
0.63% 4/29/25	1,500,000	1,476,785
0.75% 10/8/30	250,000	233,649
1.00% 4/14/26	300,000	296,506
1.50% 10/18/24	500,000	506,865
1.63% 1/24/23	200,000	202,262
1.75% 8/14/26	100,000	102,012
1.88% 1/24/30	200,000	204,951
2.00% 4/24/26	600,000	618,210
2.38% 8/10/27	250,000	262,347
2.63% 1/30/24	400,000	415,179
2.63% 1/12/27	1,000,000	1,060,329
2.75% 3/17/23	725,000	743,997
Asian Infrastructure Investment Bank
0.25% 9/29/23	665,000	659,311
0.50% 5/28/25	500,000	489,313
Corp Andina de Fomento
1.63% 9/23/25	500,000	499,136
2.38% 5/12/23	250,000	254,627
3.75% 11/23/23	220,000	230,499
Council Of Europe Development Bank
1.38% 2/27/25	250,000	252,078
2.50% 2/27/24	300,000	310,401
2.63% 2/13/23	90,000	92,042
European Bank for Reconstruction & Development
0.25% 7/10/23	250,000	248,407
0.50% 5/19/25	1,000,000	977,933
1.50% 2/13/25	85,000	86,063
European Investment Bank
0.25% 9/15/23	365,000	362,053
0.38% 12/15/25	400,000	386,634
0.38% 3/26/26	340,000	328,064
0.75% 10/26/26	222,000	216,021
0.88% 5/17/30	700,000	664,189
1.25% 2/14/31	1,175,000	1,143,220
1.63% 3/14/25	325,000	330,044
1.63% 10/9/29	550,000	551,892
2.50% 3/15/23	955,000	977,169
2.63% 3/15/24	415,000	431,305
2.88% 8/15/23	500,000	517,498
3.25% 1/29/24	1,400,000	1,469,631
FMS Wertmanagement 2.75% 3/6/23	250,000	256,251
Inter-American Development Bank
0.25% 11/15/23	500,000	495,507
0.50% 5/24/23	600,000	599,354
0.63% 7/15/25	1,000,000	981,088
0.63% 9/16/27	500,000	476,631
1.13% 7/20/28	200,000	195,465
1.13% 1/13/31	250,000	240,154
1.75% 3/14/25	1,250,000	1,275,269
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Inter-American Development Bank (continued)
2.00% 6/2/26	250,000	$ 257,756
2.00% 7/23/26	100,000	103,114
2.25% 6/18/29	350,000	367,778
2.63% 1/16/24	1,500,000	1,555,920
3.00% 10/4/23	500,000	519,889
3.00% 2/21/24	400,000	418,727
3.20% 8/7/42	100,000	115,986
3.88% 10/28/41	100,000	127,517
4.38% 1/24/44	56,000	77,359
International Bank for Reconstruction & Development
0.25% 11/24/23	175,000	173,391
0.38% 7/28/25	500,000	486,122
0.50% 10/28/25	280,000	272,744
0.63% 4/22/25	1,500,000	1,474,866
0.75% 11/24/27	325,000	311,720
0.75% 8/26/30	1,000,000	934,014
0.88% 5/14/30	500,000	473,528
1.13% 9/13/28	1,000,000	975,859
1.25% 2/10/31	1,000,000	971,757
1.63% 1/15/25	750,000	762,792
1.63% 11/3/31	381,000	381,047
1.75% 10/23/29	250,000	253,568
1.88% 6/19/23	1,000,000	1,018,072
2.13% 2/13/23	100,000	101,758
2.50% 3/19/24	750,000	777,178
2.50% 11/25/24	900,000	938,220
2.50% 11/22/27	350,000	369,701
3.13% 11/20/25	450,000	481,676
4.75% 2/15/35	50,000	66,702
7.63% 1/19/23	100,000	107,402
International Finance Corp.
0.38% 7/16/25	145,000	141,085
0.50% 3/20/23	85,000	84,917
0.75% 8/27/30	500,000	468,200
1.38% 10/16/24	675,000	681,701
2.88% 7/31/23	160,000	165,434
Nordic Investment Bank
0.38% 5/19/23	200,000	199,275
0.38% 9/11/25	250,000	242,615
0.50% 1/21/26	250,000	242,478
2.25% 5/21/24	200,000	206,546
2.88% 7/19/23	200,000	206,641
Weibo Corp. 3.38% 7/8/30	300,000	297,041
Total Supranational Banks (Cost $43,261,515)		43,464,877
U.S. TREASURY OBLIGATIONS–37.56%
U.S. Treasury Bonds
1.13% 5/15/40	3,000,000	2,629,453
1.13% 8/15/40	4,500,000	3,929,063
1.25% 5/15/50	11,300,000	9,595,731
1.38% 11/15/40	8,500,000	7,746,289
1.38% 8/15/50	8,000,000	7,007,813
1.63% 11/15/50	8,750,000	8,152,197

LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
1.88% 2/15/41	3,000,000	$ 2,969,414
1.88% 2/15/51	5,000,000	4,946,875
1.88% 11/15/51	5,000,000	4,960,156
2.00% 2/15/50	1,500,000	1,523,613
2.00% 8/15/51	7,000,000	7,135,625
2.38% 11/15/49	2,500,000	2,746,289
2.38% 5/15/51	3,500,000	3,865,859
2.50% 2/15/45	10,400,000	11,437,156
2.50% 2/15/46	6,350,000	7,014,518
2.50% 5/15/46	7,200,000	7,957,406
2.75% 8/15/42	2,600,000	2,962,375
2.75% 11/15/42	3,500,000	3,988,906
2.75% 8/15/47	4,200,000	4,887,422
2.75% 11/15/47	6,500,000	7,567,422
2.88% 5/15/43	13,500,000	15,687,422
2.88% 8/15/45	1,200,000	1,408,922
2.88% 5/15/49	3,000,000	3,613,828
3.00% 5/15/42	2,850,000	3,374,801
3.00% 11/15/45	8,100,000	9,730,758
3.00% 2/15/47	7,700,000	9,318,203
3.00% 5/15/47	5,700,000	6,918,375
3.00% 2/15/48	5,000,000	6,102,734
3.00% 8/15/48	11,000,000	13,459,961
3.00% 2/15/49	9,500,000	11,679,805
3.13% 8/15/44	19,500,000	23,679,551
3.13% 5/15/48	4,000,000	4,999,062
3.38% 11/15/48	2,000,000	2,616,797
3.63% 2/15/44	3,000,000	3,904,102
3.75% 8/15/41	3,850,000	5,028,311
3.88% 8/15/40	3,750,000	4,942,529
4.38% 5/15/41	2,750,000	3,873,955
5.00% 5/15/37	1,000,000	1,455,586
5.25% 11/15/28	500,000	625,645
5.38% 2/15/31	500,000	669,121
5.50% 8/15/28	500,000	628,828
6.00% 2/15/26	750,000	895,898
6.13% 11/15/27	800,000	1,016,500
6.13% 8/15/29	300,000	402,457
6.25% 8/15/23	1,600,000	1,745,500
6.63% 2/15/27	750,000	948,398
6.75% 8/15/26	500,000	623,164
6.88% 8/15/25	1,000,000	1,205,391
7.13% 2/15/23	1,000,000	1,074,375
7.50% 11/15/24	500,000	593,613
7.63% 2/15/25	500,000	602,402
U.S. Treasury Notes
0.13% 2/28/23	10,000,000	9,958,984
0.13% 8/15/23	20,000,000	19,836,719
0.13% 2/15/24	10,000,000	9,869,531
0.25% 11/15/23	32,000,000	31,736,250
0.25% 6/15/24	10,000,000	9,852,734
0.25% 10/31/25	20,000,000	19,330,469
0.38% 9/15/24	11,000,000	10,844,453
0.38% 12/31/25	2,500,000	2,423,242
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.38% 7/31/27	45,000,000	$ 42,741,211
0.50% 5/31/27	5,000,000	4,787,695
0.50% 6/30/27	12,000,000	11,482,500
0.50% 8/31/27	15,500,000	14,789,785
0.63% 10/15/24	5,000,000	4,959,375
0.63% 12/31/27	10,000,000	9,568,359
0.63% 5/15/30	3,750,000	3,506,250
0.63% 8/15/30	5,000,000	4,662,891
0.75% 11/15/24	16,000,000	15,910,000
0.75% 1/31/28	35,000,000	33,703,906
0.88% 9/30/26	10,000,000	9,821,484
0.88% 11/15/30	21,000,000	19,965,586
1.13% 2/28/25	5,500,000	5,519,336
1.13% 2/29/28	12,000,000	11,825,625
1.13% 2/15/31	5,000,000	4,852,539
1.25% 6/30/28	5,000,000	4,948,828
1.25% 8/15/31	17,000,000	16,620,156
1.38% 2/15/23	5,000,000	5,052,148
1.38% 6/30/23	9,400,000	9,511,625
1.38% 10/31/28	8,000,000	7,967,500
1.38% 12/31/28	10,000,000	9,954,688
1.38% 11/15/31	7,500,000	7,405,078
1.50% 2/28/23	12,000,000	12,142,031
1.50% 3/31/23	4,500,000	4,555,020
1.50% 9/30/24	5,000,000	5,078,906
1.50% 11/30/24	32,000,000	32,502,500
1.50% 8/15/26	11,000,000	11,124,609
1.50% 1/31/27	8,000,000	8,088,438
1.50% 2/15/30	6,000,000	6,030,938
1.63% 5/31/23	16,000,000	16,241,250
1.63% 10/31/23	18,000,000	18,302,344
1.63% 2/15/26	11,000,000	11,189,063
1.63% 5/15/26	6,500,000	6,608,926
1.63% 11/30/26	6,000,000	6,102,188
1.63% 8/15/29	8,000,000	8,115,938
1.63% 5/15/31	19,000,000	19,240,469
1.75% 5/15/23	15,000,000	15,247,266
1.75% 11/15/29	5,000,000	5,125,000
1.88% 7/31/26	8,000,000	8,226,563
2.00% 2/15/23	14,150,000	14,394,309
2.00% 4/30/24	8,000,000	8,216,875
2.00% 5/31/24	10,000,000	10,274,609
2.00% 2/15/25	11,000,000	11,330,000
2.00% 11/15/26	5,000,000	5,172,070
2.13% 11/30/23	22,000,000	22,590,391
2.13% 2/29/24	12,000,000	12,344,531
2.13% 9/30/24	7,000,000	7,228,594
2.13% 11/30/24	9,000,000	9,300,234
2.13% 5/31/26	10,000,000	10,386,719
2.25% 3/31/26	5,000,000	5,213,867
2.25% 2/15/27	16,000,000	16,760,625
2.25% 8/15/27	9,000,000	9,440,859
2.25% 11/15/27	11,500,000	12,073,652
2.38% 5/15/27	9,500,000	10,026,211

LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.38% 5/15/29	11,000,000	$ 11,724,023
2.50% 8/15/23	18,250,000	18,796,074
2.63% 6/30/23	23,000,000	23,696,289
2.63% 12/31/25	2,000,000	2,114,688
2.63% 2/15/29	9,000,000	9,729,492
2.75% 8/31/23	8,000,000	8,274,375
2.75% 11/15/23	5,000,000	5,188,867
2.75% 2/15/24	26,000,000	27,079,609
2.75% 2/28/25	5,000,000	5,269,336
2.75% 6/30/25	5,000,000	5,285,352
2.75% 2/15/28	12,000,000	12,969,375
2.88% 11/30/25	7,000,000	7,461,289
2.88% 5/15/28	4,000,000	4,357,969
2.88% 8/15/28	13,000,000	14,197,422
3.13% 11/15/28	7,000,000	7,780,664
Total U.S. Treasury Obligations (Cost $1,115,264,104)		1,151,858,342

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–3.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	105,114,396	$ 105,114,396
Total Money Market Fund (Cost $105,114,396)		105,114,396

TOTAL INVESTMENTS–102.71% (Cost $3,044,666,208)	3,149,998,760

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.71%)	(82,993,285)
NET ASSETS APPLICABLE TO 265,605,527 SHARES OUTSTANDING–100.00%	$3,067,005,475
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($2,033,169,231 / 176,093,835 Shares)	$11.546
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,033,836,244 / 89,511,692 Shares)	$11.550
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,964,054,147
Distributable earnings/(accumulated loss)	102,951,328
TOTAL NET ASSETS	$3,067,005,475

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
✱ Considered an affiliated investment. See Note 2 in “Notes.”
Δ Securities have been classified by country of origin.
LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
★ Includes $98,804,300 payable for securities purchased, $617,645 payable for fund shares redeemed, $319,869 other accrued expenses payable and $1,010,076 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
AID–Agency for International Development
GNMA–Government National Mortgage Association
GO–Government Obligation
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM-BB–JPMorgan Barclays Bank
NATL–Insured by the National Public Finance Guarantee Corporation
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest from unaffiliated investments	$ 61,181,004
Interest from affiliated investments	20,000
Foreign taxes withheld	(109)
61,200,895
EXPENSES:
Management fees	12,497,994
Distribution fees-Service Class	2,613,579
Shareholder servicing fees	906,105
Accounting and administration expenses	517,811
Index fees	493,466
Pricing fees	362,556
Professional fees	102,050
Custodian fees	91,279
Trustees’ fees and expenses	66,700
Reports and statements to shareholders	43,873
Consulting fees	4,295
Other	71,050
17,770,758
Less:
Management fees waived	(3,961,950)
Total operating expenses	13,808,808
NET INVESTMENT INCOME	47,392,087
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	7,308,744
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(21,877)
Unaffiliated investments	(121,850,638)
Net change in unrealized appreciation (depreciation)	(121,872,515)
NET REALIZED AND UNREALIZED LOSS	(114,563,771)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (67,171,684)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 47,392,087	$ 55,740,512
Net realized gain	7,308,744	32,558,742
Net change in unrealized appreciation (depreciation)	(121,872,515)	110,617,819
Net increase (decrease) in net assets resulting from operations	(67,171,684)	198,917,073
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(46,770,124)	(45,380,036)
Service Class	(21,464,481)	(19,106,167)
	(68,234,605)	(64,486,203)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	378,704,555	868,668,493
Service Class	146,126,604	209,210,347
Reinvestment of dividends and distributions:
Standard Class	46,770,124	45,380,036
Service Class	21,464,481	19,106,167
	593,065,764	1,142,365,043
Cost of shares redeemed:
Standard Class	(473,919,792)	(790,073,605)
Service Class	(122,238,697)	(195,612,600)
	(596,158,489)	(985,686,205)
Increase (decrease) in net assets derived from capital share transactions	(3,092,725)	156,678,838
NET INCREASE (DECREASE) IN NET ASSETS	(138,499,014)	291,109,708
NET ASSETS:
Beginning of year	3,205,504,489	2,914,394,781
End of year	$3,067,005,475	$3,205,504,489
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.057	$ 11.460	$ 10.881	$ 11.231	$ 11.156
Income (loss) from investment operations:
Net investment income[1]	0.189	0.237	0.284	0.275	0.258
Net realized and unrealized gain (loss)	(0.427)	0.620	0.612	(0.315)	0.097
Total from investment operations	(0.238)	0.857	0.896	(0.040)	0.355
Less dividends and distributions from:
Net investment income	(0.228)	(0.260)	(0.317)	(0.310)	(0.280)
Net realized gain	(0.045)	—	—	—	—
Total dividends and distributions	(0.273)	(0.260)	(0.317)	(0.310)	(0.280)
Net asset value, end of period	$ 11.546	$ 12.057	$ 11.460	$ 10.881	$ 11.231
Total return[2]	(1.98%)	7.49%	8.24%	(0.32%)	3.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,033,169	$2,172,627	$1,961,969	$1,833,230	$2,031,198
Ratio of expenses to average net assets	0.36%	0.35%	0.35%	0.35%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.47%	0.47%	0.48%	0.46%
Ratio of net investment income to average net assets	1.60%	1.97%	2.48%	2.50%	2.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.85%	2.36%	2.38%	2.15%
Portfolio turnover	95%	92%	43%	43%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–76

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.061	$ 11.464	$ 10.885	$ 11.234	$ 11.160
Income (loss) from investment operations:
Net investment income[1]	0.159	0.207	0.256	0.247	0.229
Net realized and unrealized gain (loss)	(0.427)	0.621	0.611	(0.315)	0.097
Total from investment operations	(0.268)	0.828	0.867	(0.068)	0.326
Less dividends and distributions from:
Net investment income	(0.198)	(0.231)	(0.288)	(0.281)	(0.252)
Net realized gain	(0.045)	—	—	—	—
Total dividends and distributions	(0.243)	(0.231)	(0.288)	(0.281)	(0.252)
Net asset value, end of period	$ 11.550	$ 12.061	$ 11.464	$ 10.885	$ 11.234
Total return[2]	(2.22%)	7.23%	7.97%	(0.58%)	2.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,033,836	$1,032,877	$952,426	$943,149	$1,046,956
Ratio of expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.72%	0.72%	0.73%	0.71%
Ratio of net investment income to average net assets	1.35%	1.72%	2.23%	2.25%	2.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.22%	1.60%	2.11%	2.13%	1.90%
Portfolio turnover	95%	92%	43%	43%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–77

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Bond Index Fund–78

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   Effective April 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% of the next $1.5 billion; 0.152% of the next $500 million; 0.157% of the next $2.5 billion; and 0.162% of the Fund’s average daily net assets in excess of $5 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.08% on the first $500 million of the Fund’s average daily net assets; 0.122% on the next $1.5 billion and 0.152% on the next $2 billion of the Fund’s average daily net assets.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$182,684
Legal	29,538
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,508 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$711,043
Distribution fees payable to LFD	219,840
Printing and mailing fees payable to Lincoln Life	3,813
Shareholder servicing fees payable to Lincoln Life	75,380
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Bond Index Fund–79

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Accretion/ (Amortization)	Value 12/31/21	Principal Amount 12/31/21°	Interest Income
CORPORATE BOND-0.02%@
Insurance-0.02% @
Lincoln National Corp.	$545,351	$—	$—	$—	$(21,877)	$672	$524,146	500,000	$20,000

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
@ As a percentage of Net Assets as of December 31, 2021.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 122,554,009
Purchases of U.S. government securities	2,821,289,664
Sales other than U.S. government securities	161,247,072
Sales of U.S. government securities	2,789,669,754
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$3,045,241,855
Aggregate unrealized appreciation of investments	$ 132,388,278
Aggregate unrealized depreciation of investments	(27,631,373)
Net unrealized appreciation of investments	$ 104,756,905
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Bond Index Fund–80

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$ —	$ 27,587,324	$—	$ 27,587,324
Agency Mortgage-Backed Securities	—	841,148,071	—	841,148,071
Agency Obligations	—	48,100,856	—	48,100,856
Corporate Bonds	—	817,975,322	—	817,975,322
Municipal Bonds	—	20,950,479	—	20,950,479
Non-Agency Asset-Backed Securities	—	7,650,942	—	7,650,942
Non-Agency Commercial Mortgage-Backed Securities	—	34,330,627	—	34,330,627
Regional Bonds	—	8,607,060	—	8,607,060
Sovereign Bonds	—	43,210,464	—	43,210,464
Supranational Banks	—	43,464,877	—	43,464,877
U.S. Treasury Obligations	—	1,151,858,342	—	1,151,858,342
Money Market Fund	105,114,396	—	—	105,114,396
Total Investments	$105,114,396	$3,044,884,364	$—	$3,149,998,760
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and AICPA premium amortization adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$56,493,431	$64,469,506
Long-term capital gains	11,741,174	16,697
Total	$68,234,605	$64,486,203
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 546,914
Capital loss carryforward	(2,352,490)
Other temporary differences	(1)
Net unrealized appreciation	104,756,905
Distributable earnings/(accumulated loss)	$102,951,328
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$2,352,490	$2,352,490
LVIP SSGA Bond Index Fund–81

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	32,090,476	71,528,811
Service Class	12,381,986	17,326,435
Shares reinvested:
Standard Class	4,022,492	3,773,704
Service Class	1,844,761	1,588,182
	50,339,715	94,217,132
Shares redeemed:
Standard Class	(40,216,057)	(66,311,508)
Service Class	(10,355,122)	(16,351,726)
	(50,571,179)	(82,663,234)
Net increase (decrease)	(231,464)	11,553,898
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP SSGA Bond Index Fund–82

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund–83

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Bond Index Fund–84

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a "Fund" and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
LVIP SSGA Bond Index Fund–85

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and below the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s statement that the Fund’s tracking error was within reasonable range of its benchmark index and that underperformance was primarily attributable to cash and fees. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Bond Index Fund–86

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Bond Index Fund–87

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Bond Index Fund–88

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Bond Index Fund–89

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Bond Index Fund–90

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund–91

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Emerging Markets Equity Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned (3.30%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned (2.54%).
The COVID-19 pandemic and the policy and medical responses to it were one of the primary drivers of Fund performance during the period. The spread of the Delta variant of COVID-19 and uneven vaccination rates had far reaching impacts on the constituents of this Fund. Concerns with the local medical infrastructure in general but especially in light of the more contagious Delta variant had far reaching impacts in much of the emerging markets and led to a significant impact on the supply and output side. These supply side issues contributed to dramatic shipping related bottlenecks. All of this contributed to heightened observed and anticipated inflationary concerns. Other pandemic related impacts included a continuing reduction in global tourism, dramatic increases in commodity prices and a significant hit to demand. Counteracting these impacts, a broad based and globally accommodative central bank environment for most of the period helped from a money supply and interest rate perspective. Though, China during the reporting period moved to a less accommodative monetary stance due to local market concerns. Additionally, returns were hurt by a strengthening US dollar. Geopolitical tensions most notably between the US and China continued to have a negative impact on the returns of some of the constituents of the Fund for the period.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures contributed to Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Taiwan Semiconductor Manufacturing Co., Ltd., Infosys Limited, and MediaTek Inc. The top negative contributors to the Fund’s performance during the period were Pinduoduo, Inc. Sponsored ADR Class A, Alibaba Group Holding Ltd., and Tencent Holdings Ltd.
Portfolio Managers:
SSGA Funds Management, Inc:	Thomas Coleman
Michael Feehily
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,460 for the Standard Class shares and to $13,355 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/21. The same $10,000 investment would have increased to $13,838. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 3.30%
Inception (11/1/18)	+ 9.84%
Service Class Shares
One Year	- 3.54%
Inception (11/1/18)	+ 9.57%
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Emerging Markets Equity Index Fund–1

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$902.80	0.50%	$2.40
Service Class Shares	1,000.00	901.70	0.75%	3.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Emerging Markets Equity Index Fund–2

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Country	Percentage of Net Assets
Common Stock	95.46%
Australia	0.01%
Brazil	2.94%
Chile	0.28%
China	28.74%
Colombia	0.12%
Czech Republic	0.14%
Egypt	0.09%
Greece	0.20%
Hong Kong	2.27%
Hungary	0.23%
India	12.24%
Indonesia	1.43%
Kuwait	0.60%
Luxembourg	0.03%
Malaysia	1.36%
Mexico	2.01%
Peru	0.19%
Philippines	0.69%
Poland	0.75%
Qatar	0.76%
Republic of Korea	11.85%
Romania	0.04%
Russia	3.54%
Saudi Arabia	3.28%
South Africa	3.05%
Taiwan	15.55%
Thailand	1.65%
Turkey	0.23%
United Arab Emirates	1.10%
United States	0.09%
Preferred Stocks	1.88%
Rights	0.00%
Warrants	0.00%
Total Investments	97.34%
Receivables and Other Assets Net of Liabilities	2.66%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.15%
Sector	Percentage of Net Assets
Air Freight & Logistics	0.28%
Airlines	0.13%
Auto Components	0.55%
Automobiles	3.16%
Banks	13.32%
Beverages	1.43%
Biotechnology	0.80%
Building Products	0.05%
Capital Markets	0.99%
Chemicals	2.95%
Commercial Services & Supplies	0.09%
Communications Equipment	0.15%
Construction & Engineering	0.58%
Construction Materials	1.01%
Consumer Finance	0.56%
Containers & Packaging	0.09%
Distributors	0.00%
Diversified Consumer Services	0.09%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	1.35%
Electric Utilities	0.81%
Electrical Equipment	0.70%
Electronic Equipment, Instruments & Components	2.90%
Energy Equipment & Services	0.05%
Entertainment	1.18%
Equity Real Estate Investment Trusts	0.08%
Food & Staples Retailing	1.21%
Food Products	1.74%
Gas Utilities	0.58%
Health Care Equipment & Supplies	0.24%
Health Care Providers & Services	0.69%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	0.82%
Household Durables	0.41%
Household Products	0.07%
Independent Power and Renewable Electricity Producers	0.77%
Industrial Conglomerates	0.87%
Insurance	2.53%
Interactive Media & Services	6.14%
Internet & Direct Marketing Retail	6.16%
IT Services	2.62%
Leisure Products	0.08%
Life Sciences Tools & Services	1.05%
Machinery	0.47%
Marine	0.52%
Media	0.20%
Metals & Mining	4.08%
Multiline Retail	0.23%

LVIP SSGA Emerging Markets Equity Index Fund–3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Multi-Utilities	0.03%
Oil, Gas & Consumable Fuels	5.44%
Paper & Forest Products	0.18%
Personal Products	0.82%
Pharmaceuticals	1.25%
Professional Services	0.02%
Real Estate Management & Development	1.81%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	10.27%
Software	0.31%
Specialty Retail	0.58%
Technology Hardware, Storage & Peripherals	5.84%
Textiles, Apparel & Luxury Goods	1.18%
Thrifts & Mortgage Finance	0.75%
Tobacco	0.38%
Trading Companies & Distributors	0.10%
Transportation Infrastructure	0.59%
Water Utilities	0.10%
Wireless Telecommunication Services	1.71%
Total	97.34%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.82%
Tencent Holdings Ltd.	4.22%
Samsung Electronics Co. Ltd.	3.93%
Alibaba Group Holding Ltd.	2.90%
Meituan Class B	1.48%
Reliance Industries Ltd.	1.14%
Infosys Ltd.	1.08%
China Construction Bank Corp. Class H	0.83%
MediaTek, Inc.	0.81%
JD.com, Inc. Class A	0.77%
Total	23.98%

IT–Information Technology

LVIP SSGA Emerging Markets Equity Index Fund–4

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.46%
Australia–0.01%
†MMG Ltd.	332,000	$ 106,444
		106,444
Brazil–2.94%
Alpargatas SA	19,300	127,818
Ambev SA	490,700	1,373,090
†Americanas SA	48,666	274,235
Atacadao SA	49,900	136,257
B3 SA - Brasil Bolsa Balcao	637,100	1,268,711
Banco Bradesco SA	143,331	415,475
Banco BTG Pactual SA	122,772	461,142
Banco do Brasil SA	87,900	454,302
Banco Inter SA	39,472	200,704
Banco Santander Brasil SA	41,500	223,224
BB Seguridade Participacoes SA	72,400	267,998
†BRF SA	68,100	276,072
CCR SA	126,600	262,834
Centrais Eletricas Brasileiras SA	32,700	199,337
Cia de Saneamento Basico do Estado de Sao Paulo	34,700	253,399
Cia Siderurgica Nacional SA	72,800	326,059
Cosan SA	106,900	420,000
Energisa SA	20,000	159,046
Engie Brasil Energia SA	21,625	149,009
Equatorial Energia SA	96,000	389,281
Hapvida Participacoes e Investimentos SA	119,886	222,540
Hypera SA	39,000	197,434
JBS SA	92,100	628,402
Klabin SA	75,200	345,823
Localiza Rent a Car SA	63,321	600,774
Lojas Renner SA	102,943	445,500
Magazine Luiza SA	313,191	403,698
†Natura & Co. Holding SA	93,096	429,275
Notre Dame Intermedica Participacoes SA	54,453	587,858
Petroleo Brasileiro SA	387,000	2,131,246
Raia Drogasil SA	111,900	487,180
Rede D'Or Sao Luiz SA	41,500	333,325
†Rumo SA	135,718	431,982
†Suzano SA	78,130	843,889
Telefonica Brasil SA	52,400	454,887
TIM SA	87,500	207,261
TOTVS SA	56,014	284,668
Ultrapar Participacoes SA	76,100	201,777
Vale SA	427,792	5,960,554
†Via SA	136,100	127,734
Vibra Energia SA	122,300	468,929
WEG SA	175,000	1,030,777
		24,463,506
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Chile–0.28%
Banco de Chile	4,714,156	$ 368,169
Banco de Credito e Inversiones SA	5,737	167,599
Banco Santander Chile	6,868,523	275,993
Cencosud SA	149,006	249,218
Cia Cervecerias Unidas SA	15,896	130,210
Empresas CMPC SA	116,613	195,450
Empresas COPEC SA	40,186	310,640
Enel Americas SA	2,217,652	242,326
Enel Chile SA	2,769,017	97,035
Falabella SA	78,263	255,273
		2,291,913
China–28.74%
360 DigiTech, Inc.	9,100	208,663
†360 Security Technology, Inc. Class A	36,600	73,047
†3SBio, Inc.	135,000	112,535
†51job, Inc. ADR	3,300	161,469
AAC Technologies Holdings, Inc.	77,000	304,147
Addsino Co. Ltd. Class A	8,500	22,272
†Advanced Micro-Fabrication Equipment, Inc. Class A	3,252	64,598
AECC Aero-Engine Control Co. Ltd. Class A	6,100	28,981
AECC Aviation Power Co. Ltd. Class A	13,601	135,426
Agile Group Holdings Ltd.	120,000	65,097
†Agora, Inc.	5,300	85,913
Agricultural Bank of China Ltd. Class A	334,000	154,073
Agricultural Bank of China Ltd. Class H	2,724,000	936,233
Aier Eye Hospital Group Co. Ltd. Class A	27,432	181,980
†Air China Ltd. Class A	29,100	41,687
†Air China Ltd. Class H	192,000	133,950
†Akeso, Inc.	31,000	135,171
†Alibaba Group Holding Ltd.	1,583,700	24,148,858
A-Living Smart City Services Co. Ltd.	61,750	105,325
†Aluminum Corp. of China Ltd. Class A	72,400	69,181
†Aluminum Corp. of China Ltd. Class H	414,000	228,833
Angel Yeast Co. Ltd. Class A	4,500	42,618
Anhui Conch Cement Co. Ltd. Class A	20,200	127,729
Anhui Conch Cement Co. Ltd. Class H	129,000	644,375
LVIP SSGA Emerging Markets Equity Index Fund–5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Anhui Gujing Distillery Co. Ltd. Class A	2,200	$ 84,226
Anhui Gujing Distillery Co. Ltd. Class B	11,100	158,011
Anhui Honglu Steel Construction Group Co. Ltd. Class A	2,100	17,641
Anhui Kouzi Distillery Co. Ltd. Class A	3,300	36,695
Anhui Yingjia Distillery Co. Ltd. Class A	2,600	28,332
ANTA Sports Products Ltd.	113,000	1,694,083
Apeloa Pharmaceutical Co. Ltd. Class A	6,200	34,136
Asymchem Laboratories Tianjin Co. Ltd. Class A	1,300	88,729
Autel Intelligent Technology Corp. Ltd. Class A	797	9,929
Autobio Diagnostics Co. Ltd. Class A	2,470	21,339
Autohome, Inc. ADR	8,000	235,840
Avary Holding Shenzhen Co. Ltd. Class A	8,500	56,588
†Avic Capital Co. Ltd. Class A	49,300	30,709
AVIC Electromechanical Systems Co. Ltd. Class A	20,600	58,762
AviChina Industry & Technology Co. Ltd. Class H	262,000	181,106
AVICOPTER PLC Class A	3,000	37,798
†Baidu, Inc. ADR	29,900	4,448,821
†Baidu, Inc.	1,473	27,316
Bank of Beijing Co. Ltd. Class A	92,800	64,649
Bank of Chengdu Co. Ltd. Class A	18,300	34,456
Bank of China Ltd. Class A	142,300	68,098
Bank of China Ltd. Class H	8,263,000	2,977,734
Bank of Communications Co. Ltd. Class A	183,720	132,889
Bank of Hangzhou Co. Ltd. Class A	31,600	63,563
Bank of Jiangsu Co. Ltd. Class A	78,200	71,533
Bank of Nanjing Co. Ltd. Class A	53,300	74,932
Bank of Ningbo Co. Ltd. Class A	33,970	204,033
Bank of Shanghai Co. Ltd. Class A	64,640	72,314
Baoshan Iron & Steel Co. Ltd. Class A	119,500	134,250
BBMG Corp. Class A	44,200	19,696
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†BeiGene Ltd. ADR	4,900	$ 1,327,557
†Beijing BDStar Navigation Co. Ltd. Class A	2,200	13,549
†Beijing Capital International Airport Co. Ltd. Class H	204,000	124,793
Beijing Dabeinong Technology Group Co. Ltd. Class A	22,400	36,869
Beijing Easpring Material Technology Co. Ltd. Class A	1,800	24,534
Beijing E-Hualu Information Technology Co. Ltd. Class A	3,720	20,633
Beijing Enlight Media Co. Ltd. Class A	16,300	32,864
Beijing Enterprises Holdings Ltd.	53,000	182,839
Beijing Enterprises Water Group Ltd.	464,000	180,303
Beijing Kingsoft Office Software, Inc. Class A	2,039	84,780
Beijing Kunlun Tech Co. Ltd. Class A	6,100	22,157
Beijing New Building Materials PLC Class A	9,200	51,721
Beijing Originwater Technology Co. Ltd. Class A	18,100	20,419
Beijing Roborock Technology Co. Ltd. Class A	364	46,433
Beijing Shiji Information Technology Co. Ltd. Class A	5,600	25,253
Beijing Shunxin Agriculture Co. Ltd. Class A	3,800	22,764
Beijing Sinnet Technology Co. Ltd. Class A	9,300	21,655
Beijing Tiantan Biological Products Corp. Ltd. Class A	7,160	32,534
Beijing United Information Technology Co. Ltd. Class A	1,900	32,048
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	2,100	72,984
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	1,200	33,786

LVIP SSGA Emerging Markets Equity Index Fund–6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	204,900	$ 155,282
Betta Pharmaceuticals Co. Ltd. Class A	2,200	27,556
†BGI Genomics Co. Ltd. Class A	2,300	31,685
†Bilibili, Inc. ADR	17,200	798,080
BOC International China Co. Ltd. Class A	10,000	21,103
BOE Technology Group Co. Ltd. Class A	199,100	157,759
BYD Co. Ltd.	82,000	2,803,599
BYD Co. Ltd. Class A	9,300	391,241
BYD Electronic International Co. Ltd.	71,000	259,960
By-health Co. Ltd. Class A	9,700	41,032
C&S Paper Co. Ltd. Class A	6,600	17,304
Caitong Securities Co. Ltd. Class A	18,100	31,580
†CanSino Biologics, Inc. Class A	479	22,513
†CanSino Biologics, Inc. Class H	8,600	198,744
CECEP Solar Energy Co. Ltd. Class A	10,300	18,100
CECEP Wind-Power Corp. Class A	20,200	20,633
CGN Power Co. Ltd. Class H	1,151,000	349,837
Chacha Food Co. Ltd. Class A	3,000	28,883
Changchun High & New Technology Industry Group, Inc. Class A	2,100	89,425
Changjiang Securities Co. Ltd. Class A	26,500	31,351
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	1,500	48,071
Chaozhou Three-Circle Group Co. Ltd. Class A	9,600	67,180
Chengtun Mining Group Co. Ltd. Class A	6,100	10,270
†Chengxin Lithium Group Co. Ltd.	4,100	37,279
†Chifeng Jilong Gold Mining Co. Ltd. Class A	9,300	21,742
China Baoan Group Co. Ltd. Class A	13,800	31,245
China Bohai Bank Co. Ltd. Class H	328,500	126,386
China CITIC Bank Corp. Ltd. Class H	919,000	398,358
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Coal Energy Co. Ltd. Class H	124,000	$ 71,561
China Communications Services Corp. Ltd. Class H	260,000	126,706
China Conch Venture Holdings Ltd.	171,000	835,532
China Construction Bank Corp. Class A	48,500	44,593
China CSSC Holdings Ltd. Class A	23,800	92,573
†China Eastern Airlines Corp. Ltd. Class A	42,100	34,085
China Education Group Holdings Ltd.	87,000	141,252
China Everbright Bank Co. Ltd. Class A	199,000	103,663
China Everbright Bank Co. Ltd. Class H	323,000	114,328
China Everbright Environment Group Ltd.	393,000	315,507
China Evergrande Group	213,000	43,433
China Feihe Ltd.	373,000	500,360
China Galaxy Securities Co. Ltd. Class A	17,900	31,428
China Galaxy Securities Co. Ltd. Class H	376,500	216,314
China Great Wall Securities Co. Ltd. Class A	11,800	23,976
China Greatwall Technology Group Co. Ltd. Class A	16,000	35,548
China Hongqiao Group Ltd.	242,000	255,421
=†China Huarong Asset Management Co. Ltd. Class H	1,088,000	71,161
China International Capital Corp. Ltd. Class A	5,400	41,542
China International Capital Corp. Ltd. Class H	150,000	413,591
China Jinmao Holdings Group Ltd.	606,000	187,297
China Jushi Co. Ltd. Class A	21,746	62,099
China Lesso Group Holdings Ltd.	115,000	165,180
China Life Insurance Co. Ltd. Class A	14,700	69,402
China Life Insurance Co. Ltd. Class H	770,000	1,275,837
†China Literature Ltd.	43,200	271,470
China Longyuan Power Group Corp. Ltd. Class H	351,000	819,257

LVIP SSGA Emerging Markets Equity Index Fund–7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Medical System Holdings Ltd.	144,000	$ 240,445
China Meidong Auto Holdings Ltd.	60,000	309,328
†China Mengniu Dairy Co. Ltd.	329,000	1,864,919
China Merchants Bank Co. Ltd. Class A	104,000	794,847
China Merchants Bank Co. Ltd. Class H	407,000	3,160,461
China Merchants Securities Co. Ltd. Class A	37,100	102,743
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	41,400	86,654
China Minmetals Rare Earth Co. Ltd.	4,600	28,163
China Minsheng Banking Corp. Ltd. Class A	154,200	94,359
China Molybdenum Co. Ltd. Class A	96,200	84,225
China Molybdenum Co. Ltd. Class H	351,000	185,008
China National Chemical Engineering Co. Ltd. Class A	29,900	56,297
China National Medicines Corp. Ltd. Class A	3,700	18,304
China National Nuclear Power Co. Ltd. Class A	77,600	101,058
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	19,300	138,693
China Oilfield Services Ltd. Class H	192,000	168,176
China Overseas Land & Investment Ltd.	400,000	946,964
China Overseas Property Holdings Ltd.	140,000	148,483
China Pacific Insurance Group Co. Ltd. Class A	34,700	147,656
China Pacific Insurance Group Co. Ltd. Class H	274,600	744,822
China Petroleum & Chemical Corp. Class A	155,700	103,338
China Petroleum & Chemical Corp. Class H	2,526,000	1,175,931
China Power International Development Ltd.	425,000	286,148
China Railway Group Ltd. Class A	103,900	94,390
†China Railway Signal & Communication Corp. Ltd. Class A	36,642	28,631
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Resources Beer Holdings Co. Ltd.	152,000	$ 1,244,647
China Resources Gas Group Ltd.	96,000	542,324
China Resources Land Ltd.	336,000	1,413,367
China Resources Mixc Lifestyle Services Ltd.	60,600	282,500
China Resources Power Holdings Co. Ltd.	204,000	682,830
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	4,900	26,325
China Shenhua Energy Co. Ltd. Class A	33,100	116,958
China Shenhua Energy Co. Ltd. Class H	355,000	832,236
†China Southern Airlines Co. Ltd. Class A	53,200	56,845
†China Southern Airlines Co. Ltd. Class H	178,000	106,605
China State Construction Engineering Corp. Ltd. Class A	206,700	162,160
China Suntien Green Energy Corp. Ltd. Class H	158,000	123,198
China Taiping Insurance Holdings Co. Ltd.	167,600	229,985
China Tourism Group Duty Free Corp. Ltd. Class A	9,900	340,819
China Tower Corp. Ltd. Class H	4,344,000	479,104
China TransInfo Technology Co. Ltd. Class A	8,500	19,938
China United Network Communications Ltd. Class A	153,400	94,591
China Vanke Co. Ltd. Class A	49,200	152,540
China Vanke Co. Ltd. Class H	179,600	417,816
China Yangtze Power Co. Ltd. Class A	117,284	417,731
†China Yuhua Education Corp. Ltd.	176,000	62,974
China Zhenhua Group Science & Technology Co. Ltd. Class A	2,300	44,850
China Zheshang Bank Co. Ltd. Class A	68,800	37,782
†Chinasoft International Ltd.	278,000	362,227
†Chindata Group Holdings Ltd.	9,300	61,287

LVIP SSGA Emerging Markets Equity Index Fund–8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Chongqing Brewery Co. Ltd. Class A	2,600	$ 61,731
Chongqing Changan Automobile Co. Ltd. Class A	33,400	79,604
Chongqing Fuling Zhacai Group Co. Ltd. Class A	4,600	27,282
Chongqing Rural Commercial Bank Co. Ltd.	23,900	14,437
Chongqing Zhifei Biological Products Co. Ltd. Class A	8,100	158,356
CIFI Ever Sunshine Services Group Ltd.	86,000	133,232
CIFI Holdings Group Co. Ltd.	374,291	225,125
CITIC Ltd.	607,000	599,406
CITIC Securities Co. Ltd. Class A	53,900	223,352
CITIC Securities Co. Ltd. Class H	238,500	622,436
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	6,000	11,852
Contemporary Amperex Technology Co. Ltd. Class A	11,800	1,088,658
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	18,600	17,277
†COSCO SHIPPING Holdings Co. Ltd. Class A	63,890	187,359
†COSCO SHIPPING Holdings Co. Ltd. Class H	350,150	678,966
COSCO SHIPPING Ports Ltd.	190,427	165,333
Country Garden Holdings Co. Ltd.	821,474	729,024
Country Garden Services Holdings Co. Ltd.	181,000	1,084,020
CRRC Corp. Ltd.	467,000	200,634
CRRC Corp. Ltd. Class A	119,000	113,709
CSC Financial Co. Ltd. Class A	21,800	100,049
CSPC Pharmaceutical Group Ltd.	940,240	1,021,325
Da An Gene Co. Ltd. of Sun Yat-Sen University Class A	8,256	25,986
†Dada Nexus Ltd. ADR	6,500	85,540
Dali Foods Group Co. Ltd.	219,500	114,851
†Daqo New Energy Corp.	6,200	249,984
DaShenLin Pharmaceutical Group Co. Ltd. Class A	4,000	26,429
DHC Software Co. Ltd. Class A	18,900	23,131
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†DiDi Global, Inc. ADR	32,100	$ 159,858
Do-Fluoride Chemicals Co. Ltd.	3,800	26,825
Dong-E-E-Jiao Co. Ltd. Class A	2,700	20,652
Dongfang Electric Corp. Ltd. Class A	14,900	50,077
Dongxing Securities Co. Ltd. Class A	10,773	19,658
Dongyue Group Ltd.	152,000	237,039
East Money Information Co. Ltd. Class A	53,120	309,301
Ecovacs Robotics Co. Ltd. Class A	2,500	59,211
ENN Energy Holdings Ltd.	82,600	1,555,063
ENN Natural Gas Co. Ltd. Class A	10,200	29,384
Eve Energy Co. Ltd. Class A	9,755	180,885
Everbright Securities Co. Ltd. Class A	19,800	46,383
Fangda Carbon New Material Co. Ltd. Class A	20,180	34,259
Far East Horizon Ltd.	179,000	158,855
FAW Jiefang Group Co. Ltd.	16,200	26,155
Fiberhome Telecommunication Technologies Co. Ltd. Class A	5,800	16,363
First Capital Securities Co. Ltd. Class A	22,600	25,957
†Flat Glass Group Co. Ltd.	43,000	218,376
Flat Glass Group Co. Ltd. Class A	7,300	66,364
Focus Media Information Technology Co. Ltd. Class A	77,300	99,333
Foshan Haitian Flavouring & Food Co. Ltd. Class A	17,800	293,560
Fosun International Ltd.	259,500	279,882
Founder Securities Co. Ltd. Class A	43,800	53,879
Foxconn Industrial Internet Co. Ltd. Class A	38,052	71,168
Fu Jian Anjoy Foods Co. Ltd. Class A	1,300	34,835
Fujian Sunner Development Co. Ltd. Class A	6,700	25,409
Fuyao Glass Industry Group Co. Ltd. Class A	10,000	73,964
Fuyao Glass Industry Group Co. Ltd. Class H	64,000	330,771

LVIP SSGA Emerging Markets Equity Index Fund–9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Ganfeng Lithium Co. Ltd. Class A	6,100	$ 136,723
Ganfeng Lithium Co. Ltd. Class H	27,000	424,864
G-bits Network Technology Xiamen Co. Ltd. Class A	400	26,476
†GCL System Integration Technology Co. Ltd. Class A	31,500	18,781
†GDS Holdings Ltd. ADR	9,400	443,304
GEM Co. Ltd. Class A	27,100	44,009
Gemdale Corp. Class A	25,200	51,283
†Genscript Biotech Corp.	122,000	539,785
GF Securities Co. Ltd. Class A	26,400	101,858
GF Securities Co. Ltd. Class H	124,600	237,454
Giant Network Group Co. Ltd. Class A	10,500	19,720
Gigadevice Semiconductor Beijing, Inc. Class A	3,552	98,005
Ginlong Technologies Co. Ltd. Class A	1,300	47,230
GoerTek, Inc. Class A	18,100	153,641
†GOME Retail Holdings Ltd.	1,293,000	109,442
†Gotion High-tech Co. Ltd. Class A	6,800	54,681
Great Wall Motor Co. Ltd. Class A	11,800	89,870
Greenland Holdings Corp. Ltd. Class A	39,895	27,167
Greentown China Holdings Ltd.	94,000	151,412
Greentown Service Group Co. Ltd.	158,000	145,892
GRG Banking Equipment Co. Ltd. Class A	14,000	26,140
Guangdong Haid Group Co. Ltd. Class A	8,700	100,059
Guangdong Kinlong Hardware Products Co. Ltd. Class A	1,700	48,437
†Guanghui Energy Co. Ltd. Class A	36,300	37,249
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	8,000	42,929
Guangzhou Haige Communications Group, Inc. Co. Class A	13,600	23,302
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	2,400	41,938
Guangzhou R&F Properties Co. Ltd. Class H	174,800	65,010
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	3,400	$ 43,425
Guangzhou Tinci Materials Technology Co. Ltd. Class A	5,030	90,485
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. Class A	14,145	19,309
Guolian Securities Co. Ltd. Class A	9,200	20,166
Guosen Securities Co. Ltd. Class A	32,700	58,901
Guotai Junan Securities Co. Ltd. Class A	40,100	112,561
Guoyuan Securities Co. Ltd. Class A	22,940	27,715
Haidilao International Holding Ltd.	115,000	259,569
Haier Smart Home Co. Ltd. Class A	31,800	149,137
Haier Smart Home Co. Ltd. Class H	234,800	992,191
†Haitian International Holdings Ltd.	67,000	186,026
Haitong Securities Co. Ltd. Class A	46,500	89,449
Haitong Securities Co. Ltd. Class H	286,400	253,801
†Hang Zhou Great Star Industrial Co. Ltd. Class A	5,900	28,244
Hangzhou First Applied Material Co. Ltd. Class A	4,932	101,026
Hangzhou Oxygen Plant Group Co. Ltd. Class A	5,100	24,014
Hangzhou Robam Appliances Co. Ltd. Class A	5,100	28,823
Hangzhou Silan Microelectronics Co. Ltd. Class A	7,000	59,529
Hangzhou Tigermed Consulting Co. Ltd. Class A	2,000	40,104
Hangzhou Tigermed Consulting Co. Ltd. Class H	12,900	163,782
Hansoh Pharmaceutical Group Co. Ltd.	124,000	302,146
Hefei Meiya Optoelectronic Technology, Inc. Class A	3,100	18,221
Heilongjiang Agriculture Co. Ltd. Class A	7,300	16,677
Hello Group, Inc.	17,200	154,456

LVIP SSGA Emerging Markets Equity Index Fund–10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Henan Shuanghui Investment & Development Co. Ltd. Class A	15,000	$ 74,254
Hengan International Group Co. Ltd.	67,000	344,987
Hengli Petrochemical Co. Ltd. Class A	29,400	105,960
†HengTen Networks Group Ltd.	300,000	113,497
Hengyi Petrochemical Co. Ltd. Class A	19,670	32,776
Hesteel Co. Ltd. Class A	47,700	18,411
Hithink RoyalFlush Information Network Co. Ltd. Class A	2,800	63,518
Hongfa Technology Co. Ltd. Class A	4,100	48,016
Hopson Development Holdings Ltd.	75,690	157,834
Hoshine Silicon Industry Co. Ltd. Class A	2,100	43,484
†Hua Hong Semiconductor Ltd.	55,000	303,300
Huadian Power International Corp. Ltd. Class A	31,500	26,442
Huadong Medicine Co. Ltd. Class A	9,000	56,768
Huafon Chemical Co. Ltd. Class A	25,000	40,952
Huagong Tech Co. Ltd. Class A	4,700	20,545
Hualan Biological Engineering, Inc. Class A	9,720	44,441
Huaneng Power International, Inc. Class A	41,600	63,248
Huaneng Power International, Inc. Class H	370,000	247,219
Huatai Securities Co. Ltd. Class A	38,700	107,842
Huatai Securities Co. Ltd. Class H	160,800	267,672
Huaxi Securities Co. Ltd. Class A	17,700	27,355
Huaxia Bank Co. Ltd. Class A	54,600	47,975
Huaxin Cement Co. Ltd. Class A	6,100	18,472
Huayu Automotive Systems Co. Ltd. Class A	17,000	75,486
†Huazhu Group Ltd. ADR	18,700	698,258
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Hubei Xingfa Chemicals Group Co. Ltd. Class A	5,600	$ 33,284
Huizhou Desay Sv Automotive Co. Ltd. Class A	2,300	51,068
Humanwell Healthcare Group Co. Ltd. Class A	8,900	31,448
Hunan Valin Steel Co. Ltd. Class A	38,100	30,548
Hundsun Technologies, Inc. Class A	7,888	76,920
Hygeia Healthcare Holdings Co. Ltd.	32,600	204,023
Iflytek Co. Ltd. Class A	12,200	100,516
†I-Mab ADR	3,900	184,821
Imeik Technology Development Co. Ltd. Class A	1,000	84,117
Industrial & Commercial Bank of China Ltd. Class A	298,700	216,994
Industrial & Commercial Bank of China Ltd. Class H	5,871,000	3,312,887
Industrial Bank Co. Ltd. Class A	105,096	313,968
Industrial Securities Co. Ltd. Class A	36,542	56,648
Ingenic Semiconductor Co. Ltd. Class A	2,500	52,563
†Inner Mongolia BaoTou Steel Union Co. Ltd. Class A	248,600	108,827
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	44,200	36,271
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	32,000	208,167
†Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	16,900	19,357
†Innovent Biologics, Inc.	122,000	754,917
Inspur Electronic Information Industry Co. Ltd. Class A	7,960	44,750
Intco Medical Technology Co. Ltd. Class A	2,750	24,957
†iQIYI, Inc. ADR	30,800	140,448
JA Solar Technology Co. Ltd. Class A	8,400	122,177
Jafron Biomedical Co. Ltd. Class A	4,410	36,881
Jason Furniture Hangzhou Co. Ltd. Class A	3,400	41,163

LVIP SSGA Emerging Markets Equity Index Fund–11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
JCET Group Co. Ltd. Class A	8,900	$ 43,318
†JD Health International, Inc.	37,350	294,343
†JD.com, Inc. Class A	181,500	6,377,772
Jiangsu Eastern Shenghong Co. Ltd. Class A	16,300	49,463
Jiangsu Expressway Co. Ltd. Class H	126,000	129,110
Jiangsu Hengli Hydraulic Co. Ltd. Class A	6,532	83,836
Jiangsu Hengrui Medicine Co. Ltd. Class A	32,422	257,968
Jiangsu King's Luck Brewery JSC Ltd. Class A	6,600	56,335
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	7,700	199,019
Jiangsu Yangnong Chemical Co. Ltd. Class A	1,500	30,879
Jiangsu Yoke Technology Co. Ltd. Class A	2,400	30,566
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	4,100	24,317
Jiangsu Zhongtian Technology Co. Ltd. Class A	16,400	43,642
Jiangxi Copper Co. Ltd. Class A	10,900	38,190
Jiangxi Copper Co. Ltd. Class H	119,000	190,460
Jiangxi Zhengbang Technology Co. Ltd. Class A	17,500	26,525
Jinke Properties Group Co. Ltd. Class A	28,500	20,033
†Jinxin Fertility Group Ltd.	131,500	146,888
JiuGui Liquor Co. Ltd. Class A	1,700	56,681
Jiumaojiu International Holdings Ltd.	76,000	133,529
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	12,300	24,780
Joinn Laboratories China Co. Ltd. Class A	1,640	29,703
Jointown Pharmaceutical Group Co. Ltd. Class A	9,500	21,941
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A	4,331	25,802
JOYY, Inc.	5,900	268,037
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Juewei Food Co. Ltd. Class A	3,200	$ 34,308
†Kanzhun Ltd. ADR	5,900	205,792
†KE Holdings, Inc. ADR	37,400	752,488
†Kingdee International Software Group Co. Ltd.	273,000	840,264
Kingfa Sci & Tech Co. Ltd. Class A	13,600	26,844
†Kingsoft Cloud Holdings Ltd. ADR	6,100	96,075
Kingsoft Corp. Ltd.	101,400	445,390
†Kuaishou Technology	48,500	448,144
†Kuang-Chi Technologies Co. Ltd. Class A	11,500	43,323
Kunlun Energy Co. Ltd.	412,000	386,239
Kweichow Moutai Co. Ltd. Class A	6,400	2,058,572
†KWG Group Holdings Ltd.	137,000	89,605
Lakala Payment Co. Ltd. Class A	4,300	19,579
Laobaixing Pharmacy Chain JSC Class A	2,100	16,271
Lenovo Group Ltd.	756,000	868,704
Lens Technology Co. Ltd. Class A	26,300	94,828
Lepu Medical Technology Beijing Co. Ltd. Class A	9,900	35,152
Leyard Optoelectronic Co. Ltd. Class A	14,800	23,802
†Li Auto, Inc. ADR	57,500	1,845,750
Li Ning Co. Ltd.	234,500	2,566,777
†Lingyi iTech Guangdong Co. Class A	39,600	45,730
Livzon Pharmaceutical Group, Inc. Class A	2,400	15,142
Logan Group Co. Ltd.	147,000	112,358
Lomon Billions Group Co. Ltd. Class A	11,300	50,690
Longfor Group Holdings Ltd.	190,500	896,609
†LONGi Green Energy Technology Co. Ltd. Class A	27,680	374,374
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	800	22,407
Luxi Chemical Group Co. Ltd. Class A	10,000	23,943
Luxshare Precision Industry Co. Ltd. Class A	35,987	277,807
Luzhou Laojiao Co. Ltd. Class A	7,400	294,765
Mango Excellent Media Co. Ltd. Class A	10,000	89,780

LVIP SSGA Emerging Markets Equity Index Fund–12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Maxscend Microelectronics Co. Ltd.	1,720	$ 88,195
†Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	20,600	25,373
†Meituan Class B	426,300	12,322,848
Metallurgical Corp. of China Ltd. Class A	94,800	56,969
†Mianyang Fulin Precision Co. Ltd. Class A	3,700	17,068
Ming Yang Smart Energy Group Ltd. Class A	10,100	41,361
†Ming Yuan Cloud Group Holdings Ltd.	53,000	120,715
Minth Group Ltd.	80,000	352,418
Montage Technology Co. Ltd. Class A	4,061	53,441
Muyuan Foods Co. Ltd. Class A	26,850	224,798
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	5,681	37,437
Nanjing Securities Co. Ltd. Class A	17,700	27,522
NARI Technology Co. Ltd. Class A	29,264	183,803
†National Silicon Industry Group Co. Ltd. Class A	11,200	45,374
NAURA Technology Group Co. Ltd. Class A	2,800	152,456
†NavInfo Co. Ltd. Class A	12,700	31,723
NetEase, Inc.	210,100	4,243,737
New China Life Insurance Co. Ltd. Class A	10,500	64,054
New China Life Insurance Co. Ltd. Class H	91,800	245,466
†New Hope Liuhe Co. Ltd. Class A	24,800	59,185
†New Oriental Education & Technology Group, Inc. Sponsored ADR	161,400	338,940
Ninestar Corp. Class A	6,000	44,962
Ningbo Joyson Electronic Corp. Class A	7,000	24,130
Ningbo Tuopu Group Co. Ltd. Class A	5,800	48,232
Ningxia Baofeng Energy Group Co. Ltd. Class A	31,400	85,529
†NIO, Inc. ADR	141,900	4,495,392
†Noah Holdings Ltd. Sponsored ADR	3,600	110,484
Nongfu Spring Co. Ltd. Class H	170,400	1,124,338
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†North Industries Group Red Arrow Co. Ltd. Class A	6,100	$ 25,526
Northeast Securities Co. Ltd. Class A	14,900	20,526
Offshore Oil Engineering Co. Ltd. Class A	22,000	15,913
†OFILM Group Co. Ltd. Class A	15,100	22,982
Oppein Home Group, Inc. Class A	2,600	60,172
Orient Securities Co. Ltd. Class A	32,200	74,471
Ovctek China, Inc. Class A	4,469	40,228
†Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	52,831	32,246
People's Insurance Co. Group of China Ltd. Class A	22,600	16,666
People's Insurance Co. Group of China Ltd. Class H	882,000	266,945
Perfect World Co. Ltd. Class A	10,850	34,576
PetroChina Co. Ltd. Class A	98,900	76,192
PetroChina Co. Ltd. Class H	2,224,000	989,706
PharmaBlock Sciences Nanjing, Inc. Class A	600	13,384
Pharmaron Beijing Co. Ltd. Class A	3,500	77,580
Pharmaron Beijing Co. Ltd. Class H	14,000	215,991
PICC Property & Casualty Co. Ltd. Class H	722,000	589,819
†Pinduoduo, Inc. ADR	45,800	2,670,140
Ping An Bank Co. Ltd. Class A	98,892	255,712
†Ping An Healthcare & Technology Co. Ltd.	48,300	175,607
Ping An Insurance Group Co. of China Ltd. Class A	53,700	424,740
Ping An Insurance Group Co. of China Ltd. Class H	660,000	4,752,647
Poly Developments & Holdings Group Co. Ltd. Class A	63,100	154,746
Postal Savings Bank of China Co. Ltd. Class A	132,100	105,707
Power Construction Corp. of China Ltd. Class A	80,700	102,310
Powerlong Real Estate Holdings Ltd.	157,000	82,149

LVIP SSGA Emerging Markets Equity Index Fund–13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Proya Cosmetics Co. Ltd. Class A	1,000	$ 32,685
Qingdao Rural Commercial Bank Corp.	24,200	14,657
Raytron Technology Co. Ltd. Class A	2,387	29,427
RiseSun Real Estate Development Co. Ltd. Class A	20,600	14,060
Riyue Heavy Industry Co. Ltd. Class A	5,100	26,367
†RLX Technology, Inc. ADR	64,900	253,110
Rongsheng Petrochemical Co. Ltd. Class A	51,650	147,170
SAIC Motor Corp. Ltd. Class A	39,100	126,563
Sailun Group Co. Ltd. Class A	16,300	37,826
Sangfor Technologies, Inc. Class A	2,200	65,931
Sany Heavy Equipment International Holdings Co. Ltd.	119,000	115,069
Sany Heavy Industry Co. Ltd. Class A	43,400	155,259
Satellite Chemical Co. Ltd. Class A	9,340	58,663
SDIC Capital Co. Ltd. Class A	33,593	43,326
SDIC Power Holdings Co. Ltd. Class A	32,700	58,850
Sealand Securities Co. Ltd. Class A	26,000	16,767
†Seazen Group Ltd.	236,000	159,501
Seazen Holdings Co. Ltd. Class A	12,000	54,847
SF Holding Co. Ltd. Class A	24,100	260,612
SG Micro Corp. Class A	1,250	60,604
Shaanxi Coal Industry Co. Ltd. Class A	52,400	100,305
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	6,200	20,516
Shandong Gold Mining Co. Ltd. Class A	21,880	64,610
Shandong Gold Mining Co. Ltd. Class H	65,750	112,485
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	11,310	55,544
Shandong Linglong Tyre Co. Ltd. Class A	7,300	41,864
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shandong Nanshan Aluminum Co. Ltd. Class A	68,100	$ 50,327
Shandong Sun Paper Industry JSC Ltd. Class A	14,500	26,141
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	266,000	331,922
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	4,060	38,113
Shanghai Baosight Software Co. Ltd.	29,500	142,396
Shanghai Baosight Software Co. Ltd. Class A	6,290	60,034
Shanghai Construction Group Co. Ltd. Class A	33,200	18,753
Shanghai Electric Group Co. Ltd. Class A	64,800	49,413
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	10,700	82,164
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	51,500	226,869
†Shanghai International Airport Co. Ltd. Class A	4,200	30,768
Shanghai International Port Group Co. Ltd. Class A	45,600	39,208
Shanghai Jahwa United Co. Ltd. Class A	3,200	20,289
Shanghai Jinjiang International Hotels Co. Ltd. Class A	4,500	41,375
†Shanghai Junshi Biosciences Co. Ltd. Class A	1,232	12,948
Shanghai Lingang Holdings Corp. Ltd. Class A	9,140	21,325
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	121,320	110,523
Shanghai M&G Stationery, Inc. Class A	4,900	49,597
Shanghai Medicilon, Inc. Class A	332	25,295
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	5,700	17,771
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	88,500	167,749
Shanghai Pudong Development Bank Co. Ltd. Class A	141,300	189,114

LVIP SSGA Emerging Markets Equity Index Fund–14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shanghai Putailai New Energy Technology Co. Ltd. Class A	3,580	$ 90,217
Shanghai RAAS Blood Products Co. Ltd. Class A	36,900	39,486
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	17,400	28,120
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	8,900	21,030
Shanxi Coking Coal Energy Group Co. Ltd. Class A	21,770	28,249
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	14,300	25,376
†Shanxi Meijin Energy Co. Ltd. Class A	23,700	60,353
Shanxi Securities Co. Ltd. Class A	22,850	23,663
Shanxi Taigang Stainless Steel Co. Ltd. Class A	28,200	31,150
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	6,180	306,200
Shenghe Resources Holding Co. Ltd. Class A	9,800	30,169
Shengyi Technology Co. Ltd. Class A	12,800	47,297
Shennan Circuits Co. Ltd. Class A	2,520	48,167
Shenwan Hongyuan Group Co. Ltd. Class A	116,600	93,670
Shenzhen Capchem Technology Co. Ltd. Class A	2,100	37,233
Shenzhen Energy Group Co. Ltd. Class A	21,400	27,198
Shenzhen Goodix Technology Co. Ltd. Class A	2,200	37,201
Shenzhen Inovance Technology Co. Ltd. Class A	13,650	146,923
Shenzhen Kaifa Technology Co. Ltd. Class A	8,200	20,380
Shenzhen Kangtai Biological Products Co. Ltd. Class A	3,600	55,661
Shenzhen Kedali Industry Co. Ltd. Class A	900	22,642
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	6,200	$ 370,443
†Shenzhen MTC Co. Ltd. Class A	25,800	19,674
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	1,500	10,367
Shenzhen Overseas Chinese Town Co. Ltd. Class A	40,544	44,785
†Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	5,800	24,862
Shenzhen SC New Energy Technology Corp. Class A	1,800	32,281
Shenzhen Senior Technology Material Co. Ltd. Class A	3,600	20,747
Shenzhen Sunlord Electronics Co. Ltd. Class A	4,200	25,160
Shenzhen Sunway Communication Co. Ltd. Class A	4,600	18,275
Shenzhen Transsion Holdings Co. Ltd. Class A	3,064	75,430
Shenzhou International Group Holdings Ltd.	86,300	1,659,030
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	9,240	28,416
Shimao Services Holdings Ltd.	64,000	44,486
Sichuan Chuantou Energy Co. Ltd. Class A	20,400	40,010
†Sichuan Hebang Biotechnology Co. Ltd. Class A	30,500	16,319
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	6,500	19,306
†Sichuan New Energy Power Co. Ltd.	6,400	26,641
Sichuan Road & Bridge Co. Ltd. Class A	24,100	45,528
Sichuan Swellfun Co. Ltd. Class A	2,600	48,950
Sichuan Yahua Industrial Group Co. Ltd. Class A	4,100	18,437
Sieyuan Electric Co. Ltd. Class A	2,600	20,075
Silergy Corp.	8,000	1,447,970
Sinolink Securities Co. Ltd. Class A	17,100	30,399

LVIP SSGA Emerging Markets Equity Index Fund–15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Sinoma Science & Technology Co. Ltd. Class A	8,900	$ 47,507
Sinopec Shanghai Petrochemical Co. Ltd. Class A	25,200	16,488
Sinotrans Ltd. Class A	26,300	18,487
Sinotruk Hong Kong Ltd.	73,500	113,112
Skshu Paint Co. Ltd. Class A	1,980	43,230
Smoore International Holdings Ltd.	188,000	958,378
Songcheng Performance Development Co. Ltd. Class A	12,120	27,232
SooChow Securities Co. Ltd. Class A	20,880	29,027
Southwest Securities Co. Ltd. Class A	29,800	24,735
StarPower Semiconductor Ltd. Class A	800	47,824
Sunac China Holdings Ltd.	273,000	412,430
†Sunac Services Holdings Ltd.	99,000	100,936
Sungrow Power Supply Co. Ltd. Class A	7,500	171,574
†Suning.com Co. Ltd. Class A	45,500	29,413
Sunny Optical Technology Group Co. Ltd.	74,500	2,356,086
Sunwoda Electronic Co. Ltd. Class A	8,700	57,551
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	9,300	39,544
Suzhou Maxwell Technologies Co. Ltd. Class A	500	50,389
Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	2,900	36,857
†TAL Education Group ADR	44,900	176,457
TBEA Co. Ltd. Class A	19,700	65,436
TCL Technology Group Corp. Class A	69,600	67,379
Tencent Holdings Ltd.	600,000	35,149,502
†Tencent Music Entertainment Group ADR	70,300	481,555
Thunder Software Technology Co. Ltd. Class A	2,300	49,953
Tianfeng Securities Co. Ltd. Class A	51,100	32,472
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	4,000	$ 27,176
Tianjin Zhonghuan Semiconductor Co. Ltd. Class A	17,100	112,017
Tianma Microelectronics Co. Ltd. Class A	13,400	27,375
Tianshan Aluminum Group Co. Ltd. Class A	12,900	16,496
Tianshui Huatian Technology Co. Ltd. Class A	15,000	29,914
Tibet Summit Resources Co. Ltd. Class A	4,400	26,000
Tingyi Cayman Islands Holding Corp.	208,000	427,334
Titan Wind Energy Suzhou Co. Ltd. Class A	8,000	24,339
Toly Bread Co. Ltd. Class A	4,200	18,715
†Tongcheng Travel Holdings Ltd.	104,000	192,594
TongFu Microelectronics Co. Ltd. Class A	7,432	22,657
Tongkun Group Co. Ltd. Class A	12,200	40,543
Tongling Nonferrous Metals Group Co. Ltd. Class A	57,900	31,615
Tongwei Co. Ltd. Class A	23,700	167,189
†Topchoice Medical Corp. Class A	1,700	53,080
Topsec Technologies Group, Inc. Class A	6,700	20,153
Topsports International Holdings Ltd.	168,000	169,992
Transfar Zhilian Co. Ltd. Class A	17,900	24,435
TravelSky Technology Ltd. Class H	102,000	171,623
†Trip.com Group Ltd. ADR	53,200	1,309,784
Tsingtao Brewery Co. Ltd. Class A	3,700	57,474
Tsingtao Brewery Co. Ltd. Class H	56,000	524,267
Unigroup Guoxin Microelectronics Co. Ltd. Class A	3,200	112,970
Uni-President China Holdings Ltd.	138,000	133,796
Unisplendour Corp. Ltd. Class A	15,180	54,424
Universal Scientific Industrial Shanghai Co. Ltd. Class A	6,900	17,387

LVIP SSGA Emerging Markets Equity Index Fund–16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Venus MedTech Hangzhou, Inc. Class H	23,500	$ 89,207
†Vipshop Holdings Ltd. ADR	47,600	399,840
†Vnet Group, Inc.	10,500	94,815
Walvax Biotechnology Co. Ltd. Class A	8,200	72,307
Wanhua Chemical Group Co. Ltd. Class A	16,120	255,457
Want Want China Holdings Ltd.	503,000	461,873
†Weibo Corp. Sponsored ADR	6,700	207,566
Weichai Power Co. Ltd. Class A	33,600	94,315
Weichai Power Co. Ltd. Class H	204,000	399,233
Weihai Guangwei Composites Co. Ltd. Class A	2,800	37,115
†Weimob, Inc.	185,000	187,193
†Wens Foodstuffs Group Co. Ltd. Class A	34,020	102,807
Western Securities Co. Ltd. Class A	20,300	25,704
Western Superconducting Technologies Co. Ltd. Class A	1,226	18,648
Westone Information Industry, Inc. Class A	3,800	33,353
Will Semiconductor Co. Ltd. Class A	4,500	219,424
Wingtech Technology Co. Ltd. Class A	6,600	133,898
Winning Health Technology Group Co. Ltd. Class A	11,660	30,662
Wuchan Zhongda Group Co. Ltd. Class A	27,200	25,265
Wuhan Guide Infrared Co. Ltd. Class A	12,622	47,946
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A	11,800	50,026
Wuhu Token Science Co. Ltd. Class A	11,400	23,754
Wuliangye Yibin Co. Ltd. Class A	19,600	684,748
WUS Printed Circuit Kunshan Co. Ltd. Class A	10,010	26,041
WuXi AppTec Co. Ltd. Class A	12,932	240,608
WuXi AppTec Co. Ltd. Class H	36,856	638,093
†Wuxi Biologics Cayman, Inc.	375,500	4,456,852
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Wuxi Lead Intelligent Equipment Co. Ltd. Class A	4,040	$ 47,142
Wuxi Shangji Automation Co. Ltd. Class A	1,500	39,300
XCMG Construction Machinery Co. Ltd. Class A	42,500	39,944
Xiamen C & D, Inc. Class A	12,000	17,077
Xiamen Faratronic Co. Ltd. Class A	900	32,818
Xiamen Intretech, Inc. Class A	3,600	19,222
Xiamen Tungsten Co. Ltd. Class A	8,400	29,826
†Xiaomi Corp. Class B	1,489,200	3,609,580
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	18,700	48,324
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	80,800	157,713
Xinjiang Zhongtai Chemical Co. Ltd.	6,900	10,328
Xinyi Solar Holdings Ltd.	510,546	865,582
†XPeng, Inc. ADR	40,500	2,038,365
Yadea Group Holdings Ltd.	126,000	245,616
Yankuang Energy Group Co. Ltd. Class A	12,700	46,888
Yankuang Energy Group Co. Ltd. Class H	160,000	318,049
Yantai Eddie Precision Machinery Co. Ltd. Class A	4,740	23,740
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	5,200	32,636
Yealink Network Technology Corp. Ltd. Class A	4,750	60,704
Yifeng Pharmacy Chain Co. Ltd. Class A	3,538	30,593
†Yihai International Holding Ltd.	50,000	231,162
Yihai Kerry Arawana Holdings Co. Ltd. Class A	6,492	64,102
Yintai Gold Co. Ltd. Class A	13,280	18,295
Yonghui Superstores Co. Ltd. Class A	51,000	32,408
YongXing Special Materials Technology Co. Ltd. Class A	2,000	46,450

LVIP SSGA Emerging Markets Equity Index Fund–17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Yonyou Network Technology Co. Ltd. Class A	17,440	$ 98,182
Youngor Group Co. Ltd. Class A	18,800	20,324
†Youngy Co. Ltd. Class A	1,400	28,589
YTO Express Group Co. Ltd. Class A	16,500	43,183
†Yuan Longping High-tech Agriculture Co. Ltd. Class A	7,700	28,102
Yuexiu Property Co. Ltd.	142,400	125,461
Yum China Holdings, Inc.	43,800	2,182,992
Yunda Holding Co. Ltd. Class A	15,130	48,571
†Yunnan Aluminium Co. Ltd. Class A	17,600	30,846
Yunnan Baiyao Group Co. Ltd. Class A	6,400	105,088
Yunnan Energy New Material Co. Ltd. Class A	4,600	180,728
†Yunnan Tin Co. Ltd. Class A	3,600	11,032
†Zai Lab Ltd. ADR	8,000	502,800
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	3,100	212,630
†Zhefu Holding Group Co. Ltd. Class A	25,200	28,152
†Zhejiang Century Huatong Group Co. Ltd. Class A	40,340	53,104
Zhejiang China Commodities City Group Co. Ltd. Class A	27,200	20,699
†Zhejiang Chint Electrics Co. Ltd. Class A	11,400	96,393
Zhejiang Dahua Technology Co. Ltd. Class A	15,900	58,577
Zhejiang Dingli Machinery Co. Ltd. Class A	2,640	33,246
Zhejiang Expressway Co. Ltd. Class H	152,000	135,478
Zhejiang HangKe Technology, Inc. Co. Class A	2,187	36,916
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	7,920	26,916
Zhejiang Huayou Cobalt Co. Ltd. Class A	6,500	112,502
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	6,800	74,153
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	4,400	$ 38,840
Zhejiang Juhua Co. Ltd. Class A	13,300	26,941
Zhejiang Longsheng Group Co. Ltd. Class A	17,800	35,274
Zhejiang NHU Co. Ltd. Class A	13,720	66,992
†Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	19,140	75,979
Zhejiang Semir Garment Co. Ltd. Class A	10,700	12,978
†Zhejiang Supor Co. Ltd. Class A	2,800	27,344
Zhejiang Weiming Environment Protection Co. Ltd. Class A	1,000	5,732
Zhejiang Weixing New Building Materials Co. Ltd. Class A	8,700	33,198
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	2,800	25,174
†Zhejiang Yongtai Technology Co. Ltd.	4,500	36,158
Zheshang Securities Co. Ltd. Class A	19,500	40,326
†ZhongAn Online P&C Insurance Co. Ltd. Class H	52,500	182,461
Zhongji Innolight Co. Ltd. Class A	4,600	30,675
Zhongsheng Group Holdings Ltd.	62,500	487,333
Zhongtai Securities Co. Ltd. Class A	30,900	48,338
Zhuzhou CRRC Times Electric Co. Ltd. Class H	57,800	334,678
Zhuzhou Hongda Electronics Corp. Ltd. Class A	1,200	18,840
Zhuzhou Kibing Group Co. Ltd. Class A	13,910	37,321
Zibo Qixiang Tengda Chemical Co. Ltd. Class A	5,300	8,732
Zijin Mining Group Co. Ltd. Class A	109,500	166,655
Zijin Mining Group Co. Ltd. Class H	598,000	711,690
†Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	34,300	38,587

LVIP SSGA Emerging Markets Equity Index Fund–18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	143,400	$ 90,297
ZTE Corp. Class A	20,100	105,651
ZTE Corp. Class H	79,600	217,948
ZTO Express Cayman, Inc. ADR	45,400	1,281,188
		239,180,723
Colombia–0.12%
Bancolombia SA	26,701	227,871
Ecopetrol SA	514,517	339,845
Grupo de Inversiones Suramericana SA	24,605	181,542
Interconexion Electrica SA ESP	46,732	257,133
		1,006,391
Czech Republic–0.14%
CEZ AS	17,385	658,024
Komercni banka as	8,047	344,056
Moneta Money Bank AS	38,253	164,134
		1,166,214
Egypt–0.09%
†Commercial International Bank Egypt SAE	175,480	590,593
Eastern Co. SAE	103,621	70,708
†Fawry for Banking & Payment Technology Services SAE	58,022	47,341
		708,642
Greece–0.20%
†Alpha Services & Holdings SA	237,863	291,659
†Eurobank Ergasias Services & Holdings SA	286,507	290,764
Hellenic Telecommunications Organization SA	24,853	459,937
JUMBO SA	12,215	175,225
OPAP SA	22,531	319,875
†Public Power Corp. SA	14,116	151,068
		1,688,528
Hong Kong–2.27%
†Alibaba Health Information Technology Ltd.	426,000	360,028
†Alibaba Pictures Group Ltd.	1,320,000	120,192
Bank of Communications Co. Ltd. Class H	914,000	552,089
BOC Aviation Ltd.	21,900	160,370
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Bosideng International Holdings Ltd.	342,000	$ 215,352
China Cinda Asset Management Co. Ltd. Class H	902,000	164,262
China Construction Bank Corp. Class H	9,993,000	6,920,404
China Gas Holdings Ltd.	318,800	662,331
China Merchants Port Holdings Co. Ltd.	157,342	286,533
China Minsheng Banking Corp. Ltd. Class H	617,000	235,800
China National Building Material Co. Ltd. Class H	420,000	514,931
China Railway Group Ltd. Class H	414,000	218,746
China Resources Cement Holdings Ltd.	252,000	190,352
China State Construction International Holdings Ltd.	214,000	265,937
China Traditional Chinese Medicine Holdings Co. Ltd.	292,000	193,604
†China Youzan Ltd.	1,432,000	99,170
†Dongfeng Motor Group Co. Ltd. Class H	282,000	234,350
Geely Automobile Holdings Ltd.	614,000	1,677,219
Great Wall Motor Co. Ltd. Class H	323,000	1,110,144
Guangdong Investment Ltd.	304,000	386,357
Guangzhou Automobile Group Co. Ltd. Class H	310,000	305,724
Huabao International Holdings Ltd.	98,000	180,980
†Hutchmed China Ltd. ADR	9,100	319,228
Kingboard Holdings Ltd.	71,000	345,551
Kingboard Laminates Holdings Ltd.	101,000	171,754
Lee & Man Paper Manufacturing Ltd.	142,000	98,703
Microport Scientific Corp.	67,658	246,422
†Nine Dragons Paper Holdings Ltd.	172,000	184,627
Postal Savings Bank of China Co. Ltd. Class H	834,000	585,053
Shenzhen International Holdings Ltd.	123,485	128,275
Shimao Group Holdings Ltd.	130,000	85,027
Sino Biopharmaceutical Ltd.	1,083,000	758,338

LVIP SSGA Emerging Markets Equity Index Fund–19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Sinopharm Group Co. Ltd. Class H	140,000	$ 304,506
Sun Art Retail Group Ltd.	206,000	82,690
Vinda International Holdings Ltd.	39,000	95,030
Wharf Holdings Ltd.	145,000	445,364
		18,905,443
Hungary–0.23%
MOL Hungarian Oil & Gas PLC	42,623	330,805
†OTP Bank Nyrt	23,524	1,199,519
Richter Gedeon Nyrt	14,677	394,675
		1,924,999
India–12.24%
ACC Ltd.	8,290	247,103
Adani Enterprises Ltd.	29,286	673,472
†Adani Green Energy Ltd.	41,057	734,722
Adani Ports & Special Economic Zone Ltd.	53,597	526,556
Adani Total Gas Ltd.	28,871	668,725
†Adani Transmission Ltd.	28,989	678,887
Ambuja Cements Ltd.	74,637	379,030
Apollo Hospitals Enterprise Ltd.	10,621	716,309
Asian Paints Ltd.	40,070	1,823,550
Aurobindo Pharma Ltd.	30,508	301,384
†Avenue Supermarts Ltd.	16,952	1,065,309
†Axis Bank Ltd.	236,434	2,158,215
Bajaj Auto Ltd.	7,069	308,990
Bajaj Finance Ltd.	28,329	2,659,019
Bajaj Finserv Ltd.	4,018	886,790
Balkrishna Industries Ltd.	9,264	289,551
Bandhan Bank Ltd.	67,061	227,970
Berger Paints India Ltd.	25,646	266,256
Bharat Electronics Ltd.	129,954	367,036
Bharat Forge Ltd.	24,764	232,480
Bharat Petroleum Corp. Ltd.	89,479	463,972
†Bharti Airtel Ltd.	257,803	2,371,482
†Biocon Ltd.	44,285	217,238
Britannia Industries Ltd.	11,316	548,936
Cholamandalam Investment & Finance Co. Ltd.	43,583	305,111
Cipla Ltd.	50,654	643,331
Coal India Ltd.	160,232	314,814
Colgate-Palmolive India Ltd.	12,764	254,351
Container Corp. Of India Ltd.	26,001	214,956
Dabur India Ltd.	64,345	502,092
Divi's Laboratories Ltd.	13,930	876,663
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
DLF Ltd.	65,814	$ 345,690
Dr Reddy's Laboratories Ltd.	12,111	799,464
Eicher Motors Ltd.	14,217	495,712
GAIL India Ltd.	159,604	277,402
†Godrej Consumer Products Ltd.	37,587	489,635
†Godrej Properties Ltd.	11,194	281,869
Grasim Industries Ltd.	28,010	611,271
Havells India Ltd.	26,701	501,795
HCL Technologies Ltd.	113,959	2,022,224
HDFC Asset Management Co. Ltd.	5,556	182,827
HDFC Life Insurance Co. Ltd.	87,443	764,083
Hero MotoCorp Ltd.	12,264	406,201
Hindalco Industries Ltd.	166,809	1,067,133
Hindustan Petroleum Corp. Ltd.	67,350	264,877
Hindustan Unilever Ltd.	85,546	2,716,078
Housing Development Finance Corp. Ltd.	178,771	6,220,195
ICICI Bank Ltd.	534,565	5,322,591
ICICI Lombard General Insurance Co. Ltd.	23,327	439,721
†ICICI Prudential Life Insurance Co. Ltd.	38,024	286,859
Indian Oil Corp. Ltd.	194,015	291,013
Indian Railway Catering & Tourism Corp. Ltd.	23,247	260,113
Indraprastha Gas Ltd.	29,058	183,881
Indus Towers Ltd.	70,923	236,901
Info Edge India Ltd.	8,132	610,067
Infosys Ltd.	355,503	9,027,980
†InterGlobe Aviation Ltd.	9,992	271,194
ITC Ltd.	308,766	905,708
JSW Steel Ltd.	89,580	790,469
Jubilant Foodworks Ltd.	8,314	401,643
Kotak Mahindra Bank Ltd.	57,896	1,398,885
Larsen & Toubro Infotech Ltd.	5,615	553,828
Larsen & Toubro Ltd.	71,760	1,830,209
Lupin Ltd.	23,749	303,749
Mahindra & Mahindra Ltd.	90,719	1,021,655
Marico Ltd.	54,827	378,110
Maruti Suzuki India Ltd.	14,129	1,411,548
Mindtree Ltd.	5,813	373,793
Motherson Sumi Systems Ltd.	133,341	400,549
Mphasis Ltd.	6,868	313,827
MRF Ltd.	198	195,343
Muthoot Finance Ltd.	12,820	257,941
Nestle India Ltd.	3,518	932,590
NTPC Ltd.	512,734	858,055

LVIP SSGA Emerging Markets Equity Index Fund–20

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Oil & Natural Gas Corp. Ltd.	264,210	$ 506,130
Page Industries Ltd.	593	322,456
Petronet LNG Ltd.	76,721	223,344
PI Industries Ltd.	8,915	363,889
Pidilite Industries Ltd.	16,154	535,195
Piramal Enterprises Ltd.	11,016	391,807
Power Grid Corp. of India Ltd.	330,316	908,267
Reliance Industries Ltd.	297,065	9,463,756
†SBI Cards & Payment Services Ltd.	24,743	308,939
SBI Life Insurance Co. Ltd.	47,457	763,544
Shree Cement Ltd.	1,132	410,971
Shriram Transport Finance Co. Ltd.	21,197	347,031
†Siemens Ltd.	7,673	243,741
SRF Ltd.	11,419	371,761
State Bank of India	187,463	1,161,184
Sun Pharmaceutical Industries Ltd.	87,831	999,234
Tata Consultancy Services Ltd.	96,530	4,854,507
Tata Consumer Products Ltd.	62,934	629,419
†Tata Motors Ltd.	174,187	1,130,384
Tata Power Co. Ltd.	137,300	408,101
Tata Steel Ltd.	76,383	1,142,061
Tech Mahindra Ltd.	66,486	1,601,473
Titan Co. Ltd.	37,225	1,263,140
Torrent Pharmaceuticals Ltd.	5,375	237,055
Trent Ltd.	19,363	277,412
UltraTech Cement Ltd.	10,571	1,079,495
†United Spirits Ltd.	31,054	375,247
UPL Ltd.	52,347	526,106
Vedanta Ltd.	118,674	544,713
Wipro Ltd.	144,325	1,388,874
†Yes Bank Ltd.	1,187,582	218,870
†Zomato Ltd.	141,819	262,134
		101,889,218
Indonesia–1.43%
Adaro Energy Tbk PT	1,526,400	242,067
Aneka Tambang Tbk	899,100	142,298
Astra International Tbk PT	2,104,100	842,171
Bank Central Asia Tbk PT	5,769,000	2,954,596
Bank Mandiri Persero Tbk PT	1,948,400	962,079
Bank Negara Indonesia Persero Tbk PT	786,400	371,738
Bank Rakyat Indonesia Persero Tbk PT	7,109,159	2,046,912
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
Barito Pacific Tbk PT	2,958,400	$ 177,174
Charoen Pokphand Indonesia Tbk PT	769,100	320,550
Gudang Garam Tbk PT	49,300	105,869
Indah Kiat Pulp & Paper Tbk PT	290,000	159,299
Indocement Tunggal Prakarsa Tbk PT	151,800	128,864
Indofood CBP Sukses Makmur Tbk PT	239,600	146,347
Indofood Sukses Makmur Tbk PT	454,400	201,766
Kalbe Farma Tbk PT	2,205,900	249,958
†Merdeka Copper Gold Tbk PT	1,199,000	328,210
Sarana Menara Nusantara Tbk PT	2,429,200	191,551
Semen Indonesia Persero Tbk PT	310,100	157,664
Telkom Indonesia Persero Tbk PT	5,162,900	1,473,503
Tower Bersama Infrastructure Tbk PT	860,100	178,210
Unilever Indonesia Tbk PT	800,100	230,734
United Tractors Tbk PT	175,200	272,012
		11,883,572
Kuwait–0.60%
Agility Public Warehousing Co. KSC	128,767	402,464
†Boubyan Bank KSCP	122,871	321,045
Kuwait Finance House KSCP	489,086	1,345,856
Mabanee Co. KPSC	62,869	164,892
Mobile Telecommunications Co. KSCP	210,067	413,395
National Bank of Kuwait SAKP	713,238	2,351,904
		4,999,556
Luxembourg–0.03%
Reinet Investments SCA	14,197	254,833
		254,833
Malaysia–1.36%
†AMMB Holdings Bhd	201,200	153,097
Axiata Group Bhd	293,461	293,038
CIMB Group Holdings Bhd	689,560	902,089
Dialog Group Bhd	422,300	265,585
DiGi.Com Bhd	337,600	353,321
Fraser & Neave Holdings Bhd	14,000	83,140
Genting Bhd	221,800	248,633
†Genting Malaysia Bhd	312,700	216,173

LVIP SSGA Emerging Markets Equity Index Fund–21

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
HAP Seng Consolidated Bhd	67,700	$ 125,130
Hartalega Holdings Bhd	182,400	250,877
Hong Leong Bank Bhd	68,900	307,950
Hong Leong Financial Group Bhd	25,400	105,722
IHH Healthcare Bhd	186,100	327,886
Inari Amertron Bhd	189,000	181,469
IOI Corp. Bhd	267,600	239,594
Kuala Lumpur Kepong Bhd	46,996	245,697
Malayan Banking Bhd	428,021	852,754
†Malaysia Airports Holdings Bhd	117,200	168,232
Maxis Bhd	254,200	295,936
MISC Bhd	133,600	226,087
Nestle Malaysia Bhd	7,300	235,156
Petronas Chemicals Group Bhd	253,200	542,137
Petronas Dagangan Bhd	32,200	159,222
Petronas Gas Bhd	82,400	356,025
PPB Group Bhd	67,000	275,012
Press Metal Aluminium Holdings Bhd	348,900	484,072
Public Bank Bhd	1,516,200	1,514,016
QL Resources Bhd	120,700	132,405
RHB Bank Bhd	195,725	252,291
Sime Darby Bhd	294,600	164,060
Sime Darby Plantation Bhd	186,687	168,493
Telekom Malaysia Bhd	123,400	162,914
Tenaga Nasional Bhd	242,900	544,572
Top Glove Corp. Bhd	562,100	349,457
Westports Holdings Bhd	109,800	106,743
		11,288,985
Mexico–2.01%
Alfa SAB de CV Class A	161,500	118,549
America Movil SAB de CV	3,584,800	3,795,681
Arca Continental SAB de CV	47,300	300,356
Becle SAB de CV	57,700	145,127
†Cemex SAB de CV	1,583,100	1,081,662
Coca-Cola Femsa SAB de CV	56,145	308,509
Fibra Uno Administracion SA de CV	330,700	349,831
Fomento Economico Mexicano SAB de CV	203,100	1,582,009
Gruma SAB de CV Class B	22,890	292,549
†Grupo Aeroportuario del Pacifico SAB de CV Class B	38,400	530,329
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Grupo Aeroportuario del Sureste SAB de CV Class B	21,810	$ 449,642
Grupo Bimbo SAB de CV	166,100	511,795
Grupo Carso SAB de CV	49,100	156,852
Grupo Financiero Banorte SAB de CV Class O	271,300	1,764,500
†Grupo Financiero Inbursa SAB de CV Class O	237,700	285,233
Grupo Mexico SAB de CV	326,400	1,422,894
Grupo Televisa SAB	253,700	475,916
Industrias Penoles SAB de CV	15,160	174,756
Kimberly-Clark de Mexico SAB de CV Class A	165,500	251,457
Megacable Holdings SAB de CV	33,000	112,802
Orbia Advance Corp. SAB de CV	111,700	285,094
Promotora y Operadora de Infraestructura SAB de CV	23,005	179,496
Telesites SAB de CV	143,200	146,798
Wal-Mart de Mexico SAB de CV	546,700	2,035,089
		16,756,926
Peru–0.19%
†Cia de Minas Buenaventura SAA ADR	23,100	169,092
Credicorp Ltd.	7,000	854,490
Southern Copper Corp.	8,900	549,219
		1,572,801
Philippines–0.69%
Aboitiz Equity Ventures, Inc.	208,760	222,915
AC Energy Corp.	673,300	145,243
Ayala Corp.	29,270	476,999
Ayala Land, Inc.	845,900	608,806
Bank of the Philippine Islands	189,900	343,174
BDO Unibank, Inc.	207,870	492,031
Globe Telecom, Inc.	2,885	187,949
GT Capital Holdings, Inc.	10,093	106,883
International Container Terminal Services, Inc.	108,880	427,043
JG Summit Holdings, Inc.	314,990	327,391
Jollibee Foods Corp.	46,590	197,717
Manila Electric Co.	24,130	139,691
Metro Pacific Investments Corp.	1,259,900	96,359
Metropolitan Bank & Trust Co.	189,964	207,501
†Monde Nissin Corp.	298,200	94,736

LVIP SSGA Emerging Markets Equity Index Fund–22

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Philippines (continued)
PLDT, Inc.	8,000	$ 284,277
SM Investments Corp.	25,240	466,761
SM Prime Holdings, Inc.	1,056,000	702,033
Universal Robina Corp.	92,350	231,814
		5,759,323
Poland–0.75%
†Allegro.eu SA	37,901	364,859
Bank Polska Kasa Opieki SA	19,664	593,532
CD Projekt SA	7,422	353,008
Cyfrowy Polsat SA	27,296	235,215
†Dino Polska SA	5,147	469,204
KGHM Polska Miedz SA	14,725	511,122
LPP SA	117	499,460
†mBank SA	1,107	118,302
†Orange Polska SA	72,614	152,287
†PGE Polska Grupa Energetyczna SA	89,583	178,757
Polski Koncern Naftowy ORLEN SA	31,388	578,541
Polskie Gornictwo Naftowe i Gazownictwo SA	177,026	276,849
†Powszechna Kasa Oszczednosci Bank Polski SA	92,098	1,021,523
Powszechny Zaklad Ubezpieczen SA	63,282	552,606
Santander Bank Polska SA	3,865	331,903
		6,237,168
Qatar–0.76%
Barwa Real Estate Co.	192,864	162,055
Commercial Bank PSQC	217,239	402,594
Industries Qatar QSC	159,657	679,093
Masraf Al Rayan QSC	400,718	510,560
Mesaieed Petrochemical Holding Co.	479,618	274,957
Ooredoo QPSC	80,837	155,825
Qatar Electricity & Water Co. QSC	49,277	224,617
Qatar Fuel QSC	49,268	247,304
Qatar Gas Transport Co. Ltd.	260,717	235,931
Qatar International Islamic Bank QSC	79,282	200,504
Qatar Islamic Bank SAQ	121,894	613,528
Qatar National Bank QPSC	471,542	2,614,247
		6,321,215
Republic of Korea–11.85%
†Alteogen, Inc.	2,896	184,166
†Amorepacific Corp.	3,377	473,913
†AMOREPACIFIC Group	3,098	115,434
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†BGF retail Co. Ltd.	842	$ 102,883
Celltrion Healthcare Co. Ltd.	9,088	612,261
†Celltrion Pharm, Inc.	1,780	186,062
Celltrion, Inc.	10,277	1,710,798
†Cheil Worldwide, Inc.	7,409	142,171
†CJ CheilJedang Corp.	875	285,051
†CJ Corp.	1,589	111,348
†CJ ENM Co. Ltd.	1,232	143,626
†CJ Logistics Corp.	968	102,515
†Coway Co. Ltd.	5,815	364,317
†DB Insurance Co. Ltd.	4,962	225,288
†Doosan Bobcat, Inc.	5,316	181,928
†Doosan Heavy Industries & Construction Co. Ltd.	31,638	541,689
†Douzone Bizon Co. Ltd.	2,154	132,109
Ecopro BM Co. Ltd.	1,169	491,150
†E-MART, Inc.	2,064	261,656
†F&F Co. Ltd./New	310	246,119
†Green Cross Corp.	608	111,274
†GS Engineering & Construction Corp.	6,784	225,596
†GS Holdings Corp.	4,970	163,241
Hana Financial Group, Inc.	31,406	1,109,545
†Hankook Tire & Technology Co. Ltd.	7,822	261,311
†Hanmi Pharm Co. Ltd.	717	166,329
Hanon Systems	19,601	221,651
†Hanwha Solutions Corp.	13,094	390,527
†HLB, Inc.	9,490	277,663
†HMM Co. Ltd.	27,491	621,862
†Hotel Shilla Co. Ltd.	3,397	222,637
†HYBE Co. Ltd.	1,548	453,412
†Hyundai Engineering & Construction Co. Ltd.	8,308	309,996
†Hyundai Glovis Co. Ltd.	1,959	276,252
Hyundai Heavy Industries Holdings Co. Ltd.	4,991	225,244
Hyundai Mobis Co. Ltd.	6,901	1,475,136
Hyundai Motor Co.	14,445	2,535,522
†Hyundai Steel Co.	9,333	321,411
†Iljin Materials Co. Ltd.	2,059	233,131
†Industrial Bank of Korea	27,548	238,311
†Kakao Corp.	32,559	3,074,619
†Kakao Games Corp.	2,784	212,755
†KakaoBank Corp.	9,322	462,669
†Kangwon Land, Inc.	9,793	197,815
KB Financial Group, Inc.	41,270	1,908,501
†Kia Corp.	27,476	1,896,203
†Korea Aerospace Industries Ltd.	7,917	215,714
†Korea Electric Power Corp.	26,831	498,189

LVIP SSGA Emerging Markets Equity Index Fund–23

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†Korea Investment Holdings Co. Ltd.	4,404	$ 298,373
†Korea Shipbuilding & Offshore Engineering Co. Ltd.	4,113	326,939
†Korea Zinc Co. Ltd.	911	391,977
†Korean Air Lines Co. Ltd.	18,184	447,787
†Krafton, Inc.	2,266	875,795
†KT&G Corp.	12,147	807,020
†Kumho Petrochemical Co. Ltd.	1,926	268,492
†L&F Co. Ltd.	2,324	432,449
†LG Chem Ltd.	4,785	2,473,661
†LG Corp.	9,012	613,423
†LG Display Co. Ltd.	24,671	508,660
†LG Electronics, Inc.	11,085	1,283,428
†LG Household & Health Care Ltd.	977	901,738
†LG Innotek Co. Ltd.	1,513	462,553
LG Uplus Corp.	22,656	258,513
†Lotte Chemical Corp.	1,802	328,722
†Lotte Shopping Co. Ltd.	1,255	91,956
†Meritz Securities Co. Ltd.	33,135	143,464
†Mirae Asset Securities Co. Ltd.	30,158	219,090
†NAVER Corp.	12,878	4,087,752
†NCSoft Corp.	1,728	933,341
†Netmarble Corp.	2,330	244,720
†NH Investment & Securities Co. Ltd.	15,652	164,394
†Orion Corp.	2,508	218,324
†Pan Ocean Co. Ltd.	27,379	124,523
†Pearl Abyss Corp.	3,184	370,025
POSCO	7,769	1,801,528
†POSCO Chemical Co. Ltd.	3,271	395,265
†S-1 Corp.	1,825	113,559
†Samsung Biologics Co. Ltd.	1,729	1,312,840
†Samsung C&T Corp.	8,755	874,801
†Samsung Electro-Mechanics Co. Ltd.	5,915	981,010
Samsung Electronics Co. Ltd.	497,440	32,669,328
†Samsung Engineering Co. Ltd.	16,743	321,916
†Samsung Fire & Marine Insurance Co. Ltd.	3,238	550,058
†Samsung Heavy Industries Co. Ltd.	66,386	316,490
†Samsung Life Insurance Co. Ltd.	7,268	391,361
†Samsung SDI Co. Ltd.	5,743	3,158,489
†Samsung SDS Co. Ltd.	3,707	486,938
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†Samsung Securities Co. Ltd.	6,657	$ 250,999
†SD Biosensor, Inc.	2,761	129,834
Seegene, Inc.	3,848	197,458
†Shin Poong Pharmaceutical Co. Ltd.	3,264	87,456
Shinhan Financial Group Co. Ltd.	45,771	1,414,279
†SK Biopharmaceuticals Co. Ltd.	2,880	235,254
†SK Bioscience Co. Ltd.	2,360	446,688
†SK Chemicals Co. Ltd.	1,204	150,735
SK Holdings Co. Ltd.	3,853	812,287
†SK Hynix, Inc.	56,920	6,251,672
†SK IE Technology Co. Ltd.	1,573	222,109
†SK Innovation Co. Ltd.	5,305	1,062,227
†SK Square Co. Ltd.	1,817	101,492
SK Telecom Co. Ltd.	2,824	137,236
†SKC Co. Ltd.	2,221	324,616
S-Oil Corp.	4,793	344,483
Woori Financial Group, Inc.	53,801	573,751
†Yuhan Corp.	5,411	282,685
		98,596,963
Romania–0.04%
NEPI Rockcastle PLC	45,174	300,499
		300,499
Russia–3.54%
†Alrosa PJSC	298,673	488,449
Gazprom PJSC	951,460	4,349,749
Gazprom PJSC ADR	151,359	1,398,383
†Inter RAO	3,556,000	202,333
Lukoil PJSC ADR	94	8,413
LUKOIL PJSC	45,172	3,952,390
Magnit PJSC	7,135	517,056
MMC Norilsk Nickel PJSC	6,766	2,056,956
Mobile TeleSystems PJSC ADR	49,700	395,115
†Moscow Exchange PJSC	171,200	349,246
Novatek PJSC GDR	9,773	2,288,837
†Novolipetsk Steel PJSC	173,360	502,473
PhosAgro PJSC	15,213	328,296
Polymetal International PLC	38,489	683,249
†Polyus PJSC	3,487	607,182
Polyus PJSC GDR	556	49,067
Rosneft Oil Co. PJSC	134,890	1,077,665
Sberbank of Russia PJSC	1,153,670	4,511,203
Severstal PAO	21,765	465,278
Surgutneftegas PJSC	742,600	393,409
Tatneft PJSC	163,852	1,092,147

LVIP SSGA Emerging Markets Equity Index Fund–24

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Russia (continued)
TCS Group Holding PLC GDR	12,746	$ 1,074,743
†VK Co. Ltd. GDR	12,642	146,521
†VTB Bank PJSC	357,890,000	230,123
X5 Retail Group NV GDR	13,292	351,839
†Yandex NV Class A	32,666	1,976,293
		29,496,415
Saudi Arabia–3.28%
Abdullah Al Othaim Markets Co.	4,360	125,653
Advanced Petrochemical Co.	11,135	208,536
Al Rajhi Bank	127,886	4,822,869
†Alinma Bank	103,479	659,202
†Almarai Co. JSC	25,128	326,656
†Arab National Bank	61,665	375,550
†Bank AlBilad	38,971	480,314
Bank Al-Jazira	43,379	222,537
†Banque Saudi Fransi	61,712	775,325
Bupa Arabia for Cooperative Insurance Co.	6,366	222,803
Co for Cooperative Insurance	6,494	133,656
†Dar Al Arkan Real Estate Development Co.	58,344	156,188
Dr Sulaiman Al Habib Medical Services Group Co.	5,551	238,350
†Emaar Economic City	43,688	138,940
†Etihad Etisalat Co.	39,012	323,584
Jarir Marketing Co.	6,231	326,066
†Mobile Telecommunications Co. Saudi Arabia	44,829	143,491
Mouwasat Medical Services Co.	5,178	239,245
†National Industrialization Co.	35,768	189,380
National Petrochemical Co.	13,095	139,135
†Rabigh Refining & Petrochemical Co.	23,899	131,298
†Riyad Bank	140,670	1,015,384
†SABIC Agri-Nutrients Co.	22,583	1,060,141
Sahara International Petrochemical Co.	38,496	429,029
†Saudi Arabian Mining Co.	45,503	949,638
Saudi Arabian Oil Co.	223,663	2,131,778
†Saudi Basic Industries Corp.	93,519	2,884,069
Saudi British Bank	85,525	750,091
Saudi Cement Co.	6,711	97,854
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Saudi Arabia (continued)
Saudi Electricity Co.	86,769	$ 553,417
Saudi Industrial Investment Group	24,010	198,860
†Saudi Kayan Petrochemical Co.	78,469	354,496
Saudi National Bank	228,509	3,919,662
Saudi Telecom Co.	62,169	1,859,555
Savola Group	26,491	225,499
†Yanbu National Petrochemical Co.	26,349	481,081
		27,289,332
South Africa–3.05%
Absa Group Ltd.	75,494	722,724
African Rainbow Minerals Ltd.	11,696	169,711
Anglo American Platinum Ltd.	5,586	636,867
AngloGold Ashanti Ltd.	43,663	900,661
Aspen Pharmacare Holdings Ltd.	40,798	574,628
Bid Corp. Ltd.	34,944	715,831
Bidvest Group Ltd.	30,582	363,587
Capitec Bank Holdings Ltd.	8,456	1,082,432
Clicks Group Ltd.	25,718	509,244
†Discovery Ltd.	45,220	407,420
Exxaro Resources Ltd.	25,797	247,480
FirstRand Ltd.	525,658	2,005,648
Gold Fields Ltd.	92,914	1,015,378
Growthpoint Properties Ltd.	358,320	345,615
Harmony Gold Mining Co. Ltd.	58,299	243,660
Impala Platinum Holdings Ltd.	85,450	1,206,542
Kumba Iron Ore Ltd.	6,845	197,635
Mr Price Group Ltd.	27,327	342,123
†MTN Group	177,390	1,900,361
MultiChoice Group	39,705	304,060
Naspers Ltd. Class N	22,754	3,529,833
Nedbank Group Ltd.	48,043	527,674
†Northam Platinum Holdings Ltd.	34,136	448,792
Old Mutual Ltd.	490,223	403,007
†Pepkor Holdings Ltd.	61,669	84,715
Rand Merchant Investment Holdings Ltd.	82,588	234,107
Remgro Ltd.	55,796	459,218
Sanlam Ltd.	196,755	732,939
†Sasol Ltd.	59,081	960,275
Shoprite Holdings Ltd.	52,945	694,016
Sibanye Stillwater Ltd.	288,740	889,685
SPAR Group Ltd.	20,053	210,308

LVIP SSGA Emerging Markets Equity Index Fund–25

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa (continued)
Standard Bank Group Ltd.	134,840	$ 1,184,747
Tiger Brands Ltd.	17,796	202,139
Vodacom Group Ltd.	66,609	562,718
Woolworths Holdings Ltd.	106,059	345,166
		25,360,946
Taiwan–15.55%
Accton Technology Corp.	53,000	496,620
Acer, Inc.	310,000	340,390
Advantech Co. Ltd.	40,595	580,317
Airtac International Group	14,696	539,619
ASE Technology Holding Co. Ltd.	344,000	1,329,289
Asia Cement Corp.	225,000	359,737
ASMedia Technology, Inc.	3,000	196,727
Asustek Computer, Inc.	74,000	1,004,585
AU Optronics Corp.	859,000	710,101
Catcher Technology Co. Ltd.	71,000	401,376
Cathay Financial Holding Co. Ltd.	827,563	1,864,376
Chailease Holding Co. Ltd.	137,390	1,306,829
Chang Hwa Commercial Bank Ltd.	427,244	262,379
Cheng Shin Rubber Industry Co. Ltd.	183,000	238,486
China Development Financial Holding Corp.	1,630,048	1,029,523
China Steel Corp.	1,240,000	1,582,321
Chunghwa Telecom Co. Ltd.	392,000	1,650,160
Compal Electronics, Inc.	442,000	386,398
CTBC Financial Holding Co. Ltd.	1,937,000	1,814,582
Delta Electronics, Inc.	204,000	2,024,126
E.Sun Financial Holding Co. Ltd.	1,254,192	1,271,194
Eclat Textile Co. Ltd.	20,000	455,724
eMemory Technology, Inc.	7,000	552,473
Evergreen Marine Corp. Taiwan Ltd.	265,466	1,359,962
Far Eastern New Century Corp.	308,000	325,717
Far EasTone Telecommunications Co. Ltd.	164,000	382,597
Feng TAY Enterprise Co. Ltd.	46,280	386,843
First Financial Holding Co. Ltd.	1,076,627	952,329
Formosa Chemicals & Fibre Corp.	365,000	1,064,558
Formosa Petrochemical Corp.	118,000	408,019
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Formosa Plastics Corp.	400,000	$ 1,501,308
Foxconn Technology Co. Ltd.	100,000	234,180
Fubon Financial Holding Co. Ltd.	794,319	2,186,383
Giant Manufacturing Co. Ltd.	32,000	398,272
Globalwafers Co. Ltd.	23,000	736,832
Hiwin Technologies Corp.	28,198	312,071
Hon Hai Precision Industry Co. Ltd.	1,300,000	4,875,180
Hotai Motor Co. Ltd.	32,000	709,076
Hua Nan Financial Holdings Co. Ltd.	899,055	688,165
Innolux Corp.	992,000	700,997
Inventec Corp.	290,000	261,185
Largan Precision Co. Ltd.	10,000	889,658
Lite-On Technology Corp.	223,000	513,512
MediaTek, Inc.	157,000	6,736,793
Mega Financial Holding Co. Ltd.	1,133,000	1,455,077
Micro-Star International Co. Ltd.	72,000	417,021
momo.com, Inc.	5,000	292,729
Nan Ya Plastics Corp.	540,000	1,663,601
Nan Ya Printed Circuit Board Corp.	24,000	494,361
Nanya Technology Corp.	131,000	368,977
Nien Made Enterprise Co. Ltd.	17,000	253,126
Novatek Microelectronics Corp.	61,000	1,184,516
†Oneness Biotech Co. Ltd.	24,000	249,395
Pegatron Corp.	208,000	518,980
Pou Chen Corp.	248,000	296,689
President Chain Store Corp.	60,000	592,444
Quanta Computer, Inc.	283,000	966,508
Realtek Semiconductor Corp.	49,000	1,023,771
Ruentex Development Co. Ltd.	125,700	289,219
Shanghai Commercial & Savings Bank Ltd.	377,449	643,857
Shin Kong Financial Holding Co. Ltd.	1,266,764	504,821
SinoPac Financial Holdings Co. Ltd.	1,078,000	628,680
Synnex Technology International Corp.	143,000	341,670
Taishin Financial Holding Co. Ltd.	1,095,174	749,231
Taiwan Cement Corp.	541,246	938,057

LVIP SSGA Emerging Markets Equity Index Fund–26

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	996,395	$ 915,520
Taiwan High Speed Rail Corp.	198,000	211,563
Taiwan Mobile Co. Ltd.	170,000	613,959
Taiwan Semiconductor Manufacturing Co. Ltd.	2,566,000	56,762,472
Unimicron Technology Corp.	127,000	1,056,890
Uni-President Enterprises Corp.	502,000	1,242,860
United Microelectronics Corp.	1,233,000	2,888,635
Vanguard International Semiconductor Corp.	95,000	541,142
Voltronic Power Technology Corp.	5,000	278,940
Wan Hai Lines Ltd.	64,600	460,757
Win Semiconductors Corp.	36,000	485,760
Winbond Electronics Corp.	318,000	389,379
Wistron Corp.	291,000	306,244
Wiwynn Corp.	8,000	321,780
WPG Holdings Ltd.	172,000	326,788
†Yageo Corp.	40,000	691,585
†Yang Ming Marine Transport Corp.	181,000	787,264
Yuanta Financial Holding Co. Ltd.	1,016,000	928,049
Zhen Ding Technology Holding Ltd.	71,000	257,229
		129,360,515
Thailand–1.65%
Advanced Info Service PCL NVDR	124,369	855,525
†Airports of Thailand PCL NVDR	441,253	803,481
†Asset World Corp. PCL	750,341	104,223
B Grimm Power PCL NVDR	86,416	104,940
Bangkok Commercial Asset Management PCL	186,527	121,169
Bangkok Dusit Medical Services PCL NVDR	988,125	679,637
Bangkok Expressway & Metro PCL	784,922	198,602
Berli Jucker PCL NVDR	126,555	117,348
BTS Group Holdings PCL NVDR	800,473	223,742
Bumrungrad Hospital PCL NVDR	50,029	210,525
Carabao Group PCL	32,525	116,352
Central Pattana PCL NVDR	211,672	357,890
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
Central Retail Corp. PCL	187,077	$ 179,209
Central Retail Corp. PCL NVDR	3,266	3,126
Charoen Pokphand Foods PCL NVDR	390,311	298,224
CP ALL PCL NVDR	606,605	1,070,607
Delta Electronics Thailand PCL	32,673	402,972
Electricity Generating PCL NVDR	28,249	148,257
Energy Absolute PCL NVDR	158,986	456,300
Global Power Synergy PCL NVDR	75,912	201,862
Gulf Energy Development PCL NVDR	314,643	430,952
Home Product Center PCL NVDR	624,298	270,836
Indorama Ventures PCL NVDR	178,819	231,192
Intouch Holdings PCL Class F	118,963	285,789
Krung Thai Bank PCL NVDR	336,129	132,507
Krungthai Card PCL NVDR	94,686	167,956
Land & Houses PCL NVDR	860,400	226,208
†Minor International PCL NVDR	322,410	277,221
Muangthai Capital PCL NVDR	78,306	137,389
Osotspa PCL NVDR	123,884	126,966
PTT Exploration & Production PCL NVDR	143,347	505,359
PTT Global Chemical PCL NVDR	235,521	413,955
PTT Oil & Retail Business PCL	310,723	253,471
PTT PCL NVDR	1,027,314	1,165,830
Ratch Group PCL NVDR	87,106	117,430
SCG Packaging PCL	137,017	284,042
Siam Cement PCL NVDR	80,411	929,639
Siam Commercial Bank PCL NVDR	90,202	342,384
Sri Trang Gloves Thailand PCL	107,588	97,427
Srisawad Corp. PCL NVDR	78,682	145,120
Thai Oil PCL NVDR	116,399	172,248
Thai Union Group PCL NVDR	309,469	180,728
True Corp. PCL NVDR	1,234,974	176,600
		13,725,240
Turkey–0.23%
Akbank TAS	316,351	172,177

LVIP SSGA Emerging Markets Equity Index Fund–27

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Turkey (continued)
Aselsan Elektronik Sanayi Ve Ticaret AS	71,191	$ 112,364
BIM Birlesik Magazalar AS	46,467	215,317
Eregli Demir ve Celik Fabrikalari TAS	147,716	314,436
Ford Otomotiv Sanayi AS	7,353	132,342
KOC Holding AS	79,263	170,042
Turkcell Iletisim Hizmetleri AS	121,971	170,201
Turkiye Garanti Bankasi AS	239,130	203,719
Turkiye Is Bankasi AS Class C	157,271	85,477
†Turkiye Petrol Rafinerileri AS	13,169	153,700
Turkiye Sise ve Cam Fabrikalari AS	149,667	151,375
		1,881,150
United Arab Emirates–1.10%
Abu Dhabi Commercial Bank PJSC	292,237	678,015
Abu Dhabi Islamic Bank PJSC	154,282	288,067
Abu Dhabi National Oil Co. for Distribution PJSC	262,583	305,258
Aldar Properties PJSC	406,912	441,859
Dubai Islamic Bank PJSC	299,019	437,030
Emaar Properties PJSC	416,157	553,021
Emirates NBD Bank PJSC	263,423	971,001
Emirates Telecommunications Group Co. PJSC	363,471	3,140,521
First Abu Dhabi Bank PJSC	456,441	2,341,201
		9,155,973
United States–0.09%
†Legend Biotech Corp. ADR	3,900	181,779
Parade Technologies Ltd.	7,000	532,561
		714,340
Total Common Stock (Cost $606,336,357)		794,287,773
PREFERRED STOCKS–1.88%
Brazil–0.99%
Banco Bradesco SA 5.68%	510,974	1,771,449
Braskem SA	20,500	216,652
Centrais Eletricas Brasileiras SA 6.42%	27,800	164,257
Cia Energetica de Minas Gerais	114,677	273,693
Gerdau SA 11.26%	120,700	593,337
Itau Unibanco Holding SA	504,600	1,901,655
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Brazil (continued)
Itausa SA 4.27%	479,160	$ 766,371
Petroleo Brasileiro SA 19.04%	496,400	2,521,783
		8,209,197
Chile–0.09%
Sociedad Quimica y Minera de Chile SA 0.88%	14,193	724,568
		724,568
Colombia–0.04%
Bancolombia SA	47,662	375,107
		375,107
Republic of Korea–0.71%
Hyundai Motor Co. 4.04%	3,825	324,407
Hyundai Motor Co. 4.05%	2,391	197,817
†LG Chem Ltd. 3.17%	800	193,030
†LG Household & Health Care Ltd. 1.82%	220	113,919
Samsung Electronics Co. Ltd. 4.28%	85,656	5,121,000
		5,950,173
Russia–0.04%
Surgutneftegas PJSC	720,400	369,176
		369,176
Taiwan–0.01%
†China Development Financial Holding Corp.	156,994	54,417
		54,417
Total Preferred Stocks (Cost $16,650,689)		15,682,638
RIGHTS–0.00%
China–0.00%
=†Seazen Group Ltd.	11,238	0
		0
Republic of Korea–0.00%
=†Doosan Heavy Industries & Construction Co. Ltd.	4,025	14,898
		14,898
Total Rights (Cost $0)		14,898
WARRANTS–0.00%
Thailand–0.00%
†BTS Group Holdings PCL exp 11/20/26 exercise price THB 1.0000	180,506	2,702

LVIP SSGA Emerging Markets Equity Index Fund–28

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
Thailand (continued)
†BTS Group Holdings PCL exp 9/05/22 exercise price THB 9.9000	45,126	$ 973
†BTS Group Holdings PCL exp 11/07/24 exercise price THB 100.0000	90,253	1,729
†Minor International PCL exp 2/15/24 exercise price THB 31.0000	10,810	1,029
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
Thailand (continued)
†Srisawad Corp. PCL exp 8/29/25 exercise price THB 100.0000	3,180	$ 952
Total Warrants (Cost $0)		7,385

TOTAL INVESTMENTS–97.34% (Cost $622,987,046)	809,992,694
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.66%	22,101,025
NET ASSETS APPLICABLE TO 66,633,394 SHARES OUTSTANDING–100.00%	$832,093,719
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($815,846,277 / 65,329,031 Shares)	$12.488
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($16,247,442 / 1,304,363 Shares)	$12.456
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$713,110,666
Distributable earnings/(accumulated loss)	118,983,053
TOTAL NET ASSETS	$832,093,719

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $1,065,508 cash collateral held at broker for futures contracts, $63,956 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $132,887 variation margin due from brokers on centrally cleared swap contracts, $41,900 payable for securities purchased, $197,234 payable for fund shares redeemed, $370,000 cash collateral pledged to brokers for certain open bilateral derivatives, $317,783 other accrued expenses payable, $310,213 due to manager and affiliates, $315,753 due to custodian, $102,225 variation margin due to broker on futures contracts and $3,197,354 foreign capital gain taxes payable as of December 31, 2021.

The following futures contracts and swap contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
292	E-mini MSCI Emerging Markets Index	$17,903,980	$18,003,252	3/18/22	$—	$(99,272)
LVIP SSGA Emerging Markets Equity Index Fund–29

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
CITI- Receive amounts based on MSCI China A Index and pay variable quarterly payments based on FEDL03.[4]	8,354,547	1.00%	10/21/22	$208,793	$208,793	$—
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures from the date the contracts were opened through December 31, 2021.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The MSCI China A Index captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index is designed for international investors and is calculated using China A Stock Connect listings based on the offshore RMB exchange rate (CNH).

Summary of Abbreviations:
ADR–American Depositary Receipt
CITI–Citigroup Global Markets
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
QSC–Qatari Shareholding Company
THB–Thailand Baht
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–30

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 23,537,834
Foreign taxes withheld	(2,700,730)
20,837,104
EXPENSES:
Management fees	3,133,503
Custodian fees	593,874
Index fees	360,423
Shareholder servicing fees	267,269
Accounting and administration expenses	183,084
Professional fees	138,664
Pricing fees	70,617
Distribution fees-Service Class	34,907
Trustees’ fees and expenses	19,501
Reports and statements to shareholders	8,895
Consulting fees	2,795
Other	18,234
4,831,766
Less:
Expenses reimbursed	(202,165)
Plus:
Recoupment of prior expenses reduced by the Advisor	13,399
Total operating expenses	4,643,000
NET INVESTMENT INCOME	16,194,104
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(26,689,763)
Foreign currencies	(645,284)
Futures contracts	245,539
Swap contracts	1,475,647
Net realized loss	(25,613,861)
Net change in unrealized appreciation (depreciation) of:
Investments**	(28,526,147)
Foreign currencies	(380,359)
Futures contracts	(571,502)
Swap contracts	(754,612)
Net change in unrealized appreciation (depreciation)	(30,232,620)
NET REALIZED AND UNREALIZED LOSS	(55,846,481)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,652,377)

*	Includes $691,889 foreign capital gains taxes paid.
**	Includes $1,574,563 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,194,104	$ 12,590,282
Net realized loss	(25,613,861)	(29,009,421)
Net change in unrealized appreciation (depreciation)	(30,232,620)	127,974,872
Net increase (decrease) in net assets resulting from operations	(39,652,377)	111,555,733
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(21,501,760)	(15,163,110)
Service Class	(367,088)	(143,990)
	(21,868,848)	(15,307,100)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	227,907,908	196,707,442
Service Class	11,415,547	5,558,307
Reinvestment of dividends and distributions:
Standard Class	21,501,760	15,163,110
Service Class	367,088	143,990
	261,192,303	217,572,849
Cost of shares redeemed:
Standard Class	(165,552,820)	(271,672,834)
Service Class	(3,221,662)	(1,964,480)
	(168,774,482)	(273,637,314)
Increase (decrease) in net assets derived from capital share transactions	92,417,821	(56,064,465)
NET INCREASE IN NET ASSETS	30,896,596	40,184,168
NET ASSETS:
Beginning of year	801,197,123	761,012,955
End of year	$ 832,093,719	$ 801,197,123
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–31

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 13.244	$ 11.537	$ 10.074	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.238	0.189	0.287	0.028
Net realized and unrealized gain (loss)	(0.674)	1.776	1.491	0.057
Total from investment operations	(0.436)	1.965	1.778	0.085
Less dividends and distributions from:
Net investment income	(0.320)	(0.214)	(0.268)	(0.003)
Net realized gain	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.320)	(0.258)	(0.315)	(0.011)
Net asset value, end of period	$ 12.488	$ 13.244	$ 11.537	$ 10.074
Total return[3]	(3.30%)	17.20%	17.75%	0.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$815,846	$792,366	$757,110	$630,939
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped[4]	0.52%	0.57%	0.51%	0.51%
Ratio of net investment income (loss) to average net assets	1.76%	1.74%	2.63%	1.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed[4]	1.74%	1.67%	2.62%	1.61%
Portfolio turnover	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2021, which increased the ratio of expenses to average net assets and decreased ratio of net investment income to average net assets by 0.07% respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–32

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended			11/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 13.215	$ 11.521	$ 10.072	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.202	0.164	0.259	0.020
Net realized and unrealized gain (loss)	(0.668)	1.767	1.488	0.061
Total from investment operations	(0.466)	1.931	1.747	0.081
Less dividends and distributions from:
Net investment income	(0.293)	(0.193)	(0.251)	(0.001)
Net realized gain	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.293)	(0.237)	(0.298)	(0.009)
Net asset value, end of period	$ 12.456	$ 13.215	$ 11.521	$ 10.072
Total return[3]	(3.54%)	16.91%	17.46%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 16,247	$ 8,831	$ 3,903	$ 211
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped[4]	0.77%	0.82%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	1.51%	1.49%	2.38%	1.37%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed[4]	1.49%	1.42%	2.37%	1.36%
Portfolio turnover	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2021, which increased the ratio of expenses to average net assets and decreased ratio of net investment income to average net assets by 0.07% respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–33

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Total return swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of
LVIP SSGA Emerging Markets Equity Index Fund–34

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP SSGA Emerging Markets Equity Index Fund is $14,396,526 and $14,558,246 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.50% of the average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has recouped $13,399 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	Total
LIAC	$ 510,175	$ 202,165	$ 712,340
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$53,261
Legal	8,625
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA Emerging Markets Equity Index Fund–35

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2021, there were no fees paid by the Fund for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 63,956
Management fees payable to LIAC	244,527
Distribution fees payable to LFD	3,399
Printing and mailing fees payable to Lincoln Life	41,430
Shareholder servicing fees payable to Lincoln Life	20,857
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$250,350,367
Sales	168,597,365
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$646,054,875
Aggregate unrealized appreciation of investments and derivatives	$218,148,263
Aggregate unrealized depreciation of investments and derivatives	(54,283,269)
Net unrealized appreciation of investments and derivatives	$163,864,994
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Emerging Markets Equity Index Fund–36

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 106,444	$ —	$ —	$ 106,444
Brazil	—	24,463,506	—	24,463,506
Chile	1,178,180	1,113,733	—	2,291,913
China	237,661,592	1,447,970	71,161	239,180,723
Colombia	409,413	596,978	—	1,006,391
Czech Republic	822,158	344,056	—	1,166,214
Egypt	70,708	637,934	—	708,642
Greece	1,688,528	—	—	1,688,528
Hong Kong	18,905,443	—	—	18,905,443
Hungary	394,675	1,530,324	—	1,924,999
India	101,889,218	—	—	101,889,218
Indonesia	249,958	11,633,614	—	11,883,572
Kuwait	4,999,556	—	—	4,999,556
Luxembourg	254,833	—	—	254,833
Malaysia	11,288,985	—	—	11,288,985
Mexico	16,756,926	—	—	16,756,926
Peru	1,572,801	—	—	1,572,801
Philippines	5,759,323	—	—	5,759,323
Poland	1,356,166	4,881,002	—	6,237,168
Qatar	5,810,327	510,888	—	6,321,215
Republic of Korea	1,338,141	97,258,822	—	98,596,963
Romania	300,499	—	—	300,499
Russia	28,805,633	690,782	—	29,496,415
Saudi Arabia	5,422,442	21,866,890	—	27,289,332
South Africa	25,360,946	—	—	25,360,946
Taiwan	249,395	129,111,120	—	129,360,515
Thailand	1,844,654	11,880,586	—	13,725,240
Turkey	1,881,150	—	—	1,881,150
United Arab Emirates	2,646,459	6,509,514	—	9,155,973
United States	181,779	532,561	—	714,340
Preferred Stocks
Brazil	—	8,209,197	—	8,209,197
Chile	—	724,568	—	724,568
Colombia	375,107	—	—	375,107
Republic of Korea	—	5,950,173	—	5,950,173
Russia	369,176	—	—	369,176
Taiwan	54,417	—	—	54,417
Rights	—	—	14,898	14,898
LVIP SSGA Emerging Markets Equity Index Fund–37

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Warrants	$ 7,385	$ —	$ —	$ 7,385
Total Investments	$480,012,417	$329,894,218	$86,059	$809,992,694
Derivatives:

Assets:
Swap Contract	$ —	$208,793	$—	$208,793
Liabilities:
Futures Contract	$(99,272)	$ —	$—	$ (99,272)
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, the tax treatment of swaps and Passive Foreign Investment Company ("PFICS") Un-reversed Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 and the period ended December 31, 2020 was as follows:
	Year Ended	Year Ended
	12/31/21	12/31/20
Ordinary income	$21,868,848	$14,880,835
Long-term capital gains	—	426,265
Total	$21,868,848	$15,307,100
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 3,837,295
Capital loss carryforward	(48,589,232)
Other temporary differences	(6)
Net unrealized appreciation	163,734,996
Distributable earnings/(accumulated loss)	$118,983,053
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$15,271,555	$33,317,677	$48,589,232
LVIP SSGA Emerging Markets Equity Index Fund–38

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	16,274,840	17,714,065
Service Class	845,666	497,913
Shares reinvested:
Standard Class	1,708,279	1,220,264
Service Class	29,245	11,595
	18,858,030	19,443,837
Shares redeemed:
Standard Class	(12,480,622)	(24,734,839)
Service Class	(238,801)	(180,019)
	(12,719,423)	(24,914,858)
Net increase	6,138,607	(5,471,021)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of
LVIP SSGA Emerging Markets Equity Index Fund–39

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2021, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$ —	Receivables and other assets net of liabilities	$(99,272)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	208,793	Receivables and other assets net of liabilities	—
Total		$208,793		$(99,272)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 245,539	$ (571,502)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,475,647	(754,612)
Total		$1,721,186	$(1,326,114)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,528,565	$—
Total return swap contracts (average notional value)	8,323,267	8,227,280
At December 31, 2021, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Citigroup Global Markets	$370,000
Total	$370,000
LVIP SSGA Emerging Markets Equity Index Fund–40

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Citigroup Global Markets	$208,793	$—	$208,793
Total	$208,793	$—	$208,793

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Citigroup Global Markets	$208,793	$—	$(208,793)	$—	$—	$—
Total	$208,793	$—	$(208,793)	$—	$—	$—

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services,
LVIP SSGA Emerging Markets Equity Index Fund–41

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Emerging Markets Equity Index Fund–43

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group and that the peer group contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Emerging Markets Equity Index Fund–44

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Emerging Markets Equity Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Emerging Markets Equity Index Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Emerging Markets Equity Index Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Emerging Markets Equity Index Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Emerging Markets Equity Index Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund–50

LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small-Mid Cap 200 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 13.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.26%.
Value exhibited positive performance and Size exhibited negative performance globally in 2021. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Value’s outperformance was able to offset Size’s losses in the period, and the Fund delivered positive returns in 2021.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted approximately 2bps from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Wm Morrison Supermarkets plc2, A.P. Moller - Maersk A/S Class B., and SoftBank Group Corp2. The top negative contributors to the Fund’s performance during the period were ASML Holding NV2, Novo Nordisk A/S Class B2, and Mitsubishi Gas Chemical Company, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson
Juan Acevedo
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,010 for the Standard Class shares and to $18,541 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,649. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.16%
Five Years	+ 5.58%
Ten Years	+ 6.63%
Service Class Shares
One Year	+ 12.87%
Five Years	+ 5.32%
Ten Years	+ 6.37%
1. The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Securities were not held in the Fund as of 12/31/2021.

LVIP SSGA Funds–1

LVIP SSGA Emerging Markets 100 Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 8.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned (2.54%).
Value and Size factors exhibited positive performance in 2021 within Emerging Markets. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted benchmark.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures helped the Fund track by approximately 3.5 bps relative to the benchmark index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Alibaba Group Holding Ltd.2, MTN Group Limited, and Vedanta Limited. The top negative contributors to the Fund’s performance during the period were Taiwan Semiconductor Manufacturing Co., Ltd.2, Great Wall Motor Co., Ltd. Class H2, and Brilliance China Automotive Holdings Limited2.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Cheng
Thomas Coleman
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets 100 Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,218 for the Standard Class shares and to $12,892 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,060. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 8.79%
Five Years	+ 5.47%
Ten Years	+ 2.83%
Service Class Shares
One Year	+ 8.51%
Five Years	+ 5.20%
Ten Years	+ 2.57%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Securities were not held in the Fund as of 12/31/2021.

LVIP SSGA Funds–2

LVIP SSGA Large Cap 100 Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 31.88% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%.
Value was able to stage a turnaround in the last month of 2021, posting positive premiums in December across the US, developed markets, and emerging markets. As a result, Value concluded the year with positive premiums for the entire 12-month period, and consistently across all three regions. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. The Size factor premium was not able to stage a turnaround, and Size ended up negative for the month and the year in the U.S. Value’s gains were able to offset Size’s losses during the period, Fund performance during the period was positive.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted less than 1bp from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Amazon2 (underweight), Nucor Corporation (overweight), and Occidental Petroleum Corp.2 (overweight) Inc. The top detractors to the Fund’s performance during the period were Microsoft Corp.2 (underweight), NVIDIA Corp.2 (underweight) and Alphabet2 (underweight).
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
John Law
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap 100 Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $37,624 for the Standard Class shares and to $36,695 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 31.88%
Five Years	+ 12.79%
Ten Years	+ 14.17%
Service Class Shares
One Year	+ 31.54%
Five Years	+ 12.50%
Ten Years	+ 13.88%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. Securities were not held in the Fund as of 12/31/2021.

LVIP SSGA Funds–3

LVIP SSGA Small-Mid Cap 200 Fund
2021 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 33.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2000® Index1, returned 14.82%.
Value exhibited positive performance in 2021, while Size underperformed during the period. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Value had a particularly strong performance among US mid- and small-cap stocks – which produced the highest outperformance across all size and value dimensions. Small value names outperformed their small growth counterparts, but it was also the underperformance of small growth names that caused small caps to underperform large caps as whole during the period.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted slightly to Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were SM Energy Company2 (overweight), At Home Group, Inc.2 (overweight), and Signet Jewelers Limited2 (overweight). The top negative contributors to the Fund’s performance during the period were Sonic Automotive2, Western Asset Mortgage Capital Corporation2, and Redwood Trust2.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Finocchi
Karl Schneider
Lisa Hobart
Emiliano Rabinovich
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Mid Cap 200 Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,224 for the Standard Class shares and to $29,478 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $34,651. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 33.66%
Five Years	+ 9.33%
Ten Years	+ 11.70%
Service Class Shares
One Year	+ 33.32%
Five Years	+ 9.06%
Ten Years	+ 11.42%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2. Securities were not held in the Fund as of 12/31/2021.

LVIP SSGA Funds–4

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP SSGA Developed International 150 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$986.20	0.39%	$1.95
Service Class Shares	1,000.00	984.90	0.64%	3.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26
LVIP SSGA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$961.80	0.47%	$2.32
Service Class Shares	1,000.00	960.50	0.72%	3.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.80	0.47%	$2.40
Service Class Shares	1,000.00	1,021.50	0.72%	3.67

LVIP SSGA Funds–5

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,080.40	0.35%	$1.84
Service Class Shares	1,000.00	1,079.00	0.60%	3.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.35%	$1.79
Service Class Shares	1,000.00	1,022.30	0.60%	3.06
LVIP SSGA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,022.00	0.38%	$1.94
Service Class Shares	1,000.00	1,020.70	0.63%	3.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Funds–6

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	96.13%
Australia	4.07%
Belgium	0.59%
Canada	3.41%
Denmark	1.10%
Finland	0.75%
France	3.12%
Germany	3.95%
Hong Kong	6.64%
Ireland	0.60%
Italy	0.64%
Japan	42.70%
Netherlands	3.82%
Norway	1.56%
Singapore	2.53%
Spain	4.70%
Sweden	2.34%
Switzerland	3.17%
United Kingdom	10.44%
Preferred Stocks	1.14%
Money Market Fund	2.13%
Total Investments	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.72%
Auto Components	0.70%
Automobiles	5.91%
Banks	7.11%
Building Products	0.78%
Capital Markets	1.93%
Chemicals	3.92%
Commercial Services & Supplies	2.03%
Communications Equipment	0.55%
Construction & Engineering	3.27%
Construction Materials	0.59%
Diversified Financial Services	1.42%
Diversified Telecommunication Services	3.80%
Electric Utilities	4.10%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	0.64%
Equity Real Estate Investment Trusts	1.45%
Sector	Percentage of Net Assets
Food & Staples Retailing	3.15%
Food Products	2.18%
Gas Utilities	0.71%
Health Care Providers & Services	1.21%
Household Durables	3.09%
Industrial Conglomerates	3.93%
Insurance	5.96%
IT Services	3.70%
Machinery	1.85%
Marine	1.10%
Metals & Mining	3.28%
Multiline Retail	0.68%
Multi-Utilities	0.70%
Oil, Gas & Consumable Fuels	2.61%
Paper & Forest Products	0.49%
Pharmaceuticals	5.95%
Professional Services	0.50%
Real Estate Management & Development	4.38%
Road & Rail	1.09%
Software	1.66%
Technology Hardware, Storage & Peripherals	2.15%
Tobacco	2.04%
Trading Companies & Distributors	3.52%
Wireless Telecommunication Services	1.87%
Total	97.27%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
AP Moller - Maersk AS Class B	1.09%
Sage Group PLC	0.93%
Norsk Hydro ASA	0.90%
Shionogi & Co. Ltd.	0.87%
TIS, Inc.	0.86%
Computershare Ltd.	0.86%
Red Electrica Corp. SA	0.84%
Power Corp. of Canada	0.84%
Koninklijke Ahold Delhaize NV	0.83%
FUJIFILM Holdings Corp.	0.83%
Total	8.85%

IT–Information Technology
LVIP SSGA Funds–7

LVIP SSGA Emerging Markets 100 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	97.82%
Brazil	4.39%
Chile	0.66%
China	19.64%
Greece	1.14%
Hong Kong	9.04%
Hungary	0.92%
India	7.35%
Indonesia	1.04%
Kuwait	0.91%
Malaysia	0.49%
Republic of Korea	15.53%
Russia	3.31%
South Africa	7.94%
Taiwan	21.65%
Thailand	2.66%
Trinidad And Tobago	1.15%
Money Market Fund	0.51%
Total Investments	98.33%
Receivables and Other Assets Net of Liabilities	1.67%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	3.51%
Automobiles	4.71%
Banks	14.62%
Beverages	1.03%
Capital Markets	0.95%
Construction & Engineering	1.02%
Construction Materials	5.79%
Diversified Telecommunication Services	2.19%
Electric Utilities	0.66%
Electronic Equipment, Instruments & Components	2.64%
Food & Staples Retailing	1.25%
Food Products	5.18%
Gas Utilities	0.85%
Health Care Equipment & Supplies	1.21%
Health Care Providers & Services	1.84%
Household Durables	1.07%
Independent Power and Renewable Electricity Producers	1.12%
Industrial Conglomerates	3.59%
Insurance	6.53%
Sector	Percentage of Net Assets
Interactive Media & Services	0.60%
Leisure Products	1.23%
Metals & Mining	6.79%
Oil, Gas & Consumable Fuels	5.64%
Paper & Forest Products	0.74%
Personal Products	0.76%
Pharmaceuticals	5.13%
Real Estate Management & Development	1.80%
Semiconductors & Semiconductor Equipment	1.45%
Technology Hardware, Storage & Peripherals	7.60%
Textiles, Apparel & Luxury Goods	1.05%
Tobacco	0.92%
Wireless Telecommunication Services	4.35%
Total	97.82%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
MTN Group	1.83%
China Development Financial Holding Corp.	1.73%
Aspen Pharmacare Holdings Ltd.	1.47%
Vedanta Ltd.	1.46%
Nedbank Group Ltd.	1.44%
JBS SA	1.35%
SinoPac Financial Holdings Co. Ltd.	1.32%
Shin Kong Financial Holding Co. Ltd.	1.31%
Shoprite Holdings Ltd.	1.25%
China Shenhua Energy Co. Ltd. Class H	1.25%
Total	14.41%
LVIP SSGA Funds–8

LVIP SSGA Large Cap 100 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.63%
Aerospace & Defense	2.10%
Automobiles	0.92%
Banks	4.74%
Biotechnology	0.79%
Building Products	2.39%
Capital Markets	1.12%
Chemicals	1.77%
Commercial Services & Supplies	1.24%
Communications Equipment	1.11%
Containers & Packaging	0.93%
Distributors	1.06%
Diversified Telecommunication Services	2.34%
Electric Utilities	3.11%
Electrical Equipment	2.04%
Electronic Equipment, Instruments & Components	2.01%
Energy Equipment & Services	0.95%
Equity Real Estate Investment Trusts	5.27%
Food Products	5.54%
Health Care Equipment & Supplies	1.69%
Health Care Providers & Services	7.56%
Household Durables	4.18%
Industrial Conglomerates	0.81%
Insurance	6.93%
Internet & Direct Marketing Retail	1.01%
IT Services	7.78%
Life Sciences Tools & Services	1.18%
Machinery	3.49%
Media	1.18%
Metals & Mining	2.33%
Multiline Retail	3.23%
Multi-Utilities	1.01%
Oil, Gas & Consumable Fuels	1.80%
Pharmaceuticals	3.92%
Professional Services	0.99%
Semiconductors & Semiconductor Equipment	7.18%
Software	1.06%
Specialty Retail	0.77%
Technology Hardware, Storage & Peripherals	2.10%
Money Market Fund	0.23%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Pfizer, Inc.	1.45%
Nucor Corp.	1.43%
Accenture PLC Class A	1.35%
Teradyne, Inc.	1.27%
QUALCOMM, Inc.	1.26%
Republic Services, Inc.	1.24%
CVS Health Corp.	1.23%
Paychex, Inc.	1.23%
Johnson Controls International PLC	1.21%
Amphenol Corp. Class A	1.20%
Total	12.87%

IT–Information Technology

LVIP SSGA Funds–9

LVIP SSGA Small-Mid Cap 200 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.84%
Aerospace & Defense	0.87%
Air Freight & Logistics	0.79%
Airlines	0.21%
Auto Components	1.05%
Banks	5.79%
Biotechnology	5.19%
Building Products	1.13%
Capital Markets	1.56%
Chemicals	1.45%
Commercial Services & Supplies	3.94%
Communications Equipment	1.02%
Consumer Finance	0.75%
Containers & Packaging	0.52%
Diversified Consumer Services	1.64%
Diversified Telecommunication Services	0.55%
Electric Utilities	0.97%
Electrical Equipment	1.09%
Electronic Equipment, Instruments & Components	6.41%
Energy Equipment & Services	0.69%
Equity Real Estate Investment Trusts	7.71%
Food & Staples Retailing	1.82%
Food Products	0.95%
Health Care Equipment & Supplies	3.69%
Health Care Providers & Services	4.84%
Health Care Technology	0.99%
Household Durables	6.45%
Independent Power and Renewable Electricity Producers	0.63%
Insurance	5.02%
Internet & Direct Marketing Retail	0.31%
IT Services	0.69%
Life Sciences Tools & Services	0.63%
Machinery	1.33%
Media	1.45%
Metals & Mining	1.76%
Mortgage Real Estate Investment Trusts (REITs)	1.93%
Multiline Retail	0.33%
Oil, Gas & Consumable Fuels	3.53%
Paper & Forest Products	1.71%
Pharmaceuticals	4.03%
Professional Services	1.68%
Road & Rail	0.64%
Semiconductors & Semiconductor Equipment	1.79%
Software	1.26%
Specialty Retail	2.65%
Security Type/Sector	Percentage of Net Assets
Technology Hardware, Storage & Peripherals	1.00%
Thrifts & Mortgage Finance	1.01%
Tobacco	0.46%
Trading Companies & Distributors	2.06%
Wireless Telecommunication Services	0.87%
Money Market Fund	1.08%
Total Investments	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Verso Corp. Class A	0.92%
Preferred Apartment Communities, Inc.	0.88%
American National Group, Inc.	0.82%
Atlas Air Worldwide Holdings, Inc.	0.79%
One Liberty Properties, Inc.	0.77%
Photronics, Inc.	0.75%
Navient Corp.	0.75%
Catalyst Pharmaceuticals, Inc.	0.73%
Murphy Oil Corp.	0.72%
Berry Corp.	0.71%
Total	7.84%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Developed International 150 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–96.13%
Australia–4.07%
Aurizon Holdings Ltd.	2,077,210	$ 5,274,347
Computershare Ltd.	547,184	7,962,074
Dexus	852,245	6,894,966
Fortescue Metals Group Ltd.	419,736	5,866,329
Origin Energy Ltd.	1,713,479	6,532,402
Rio Tinto Ltd.	74,037	5,392,487
		37,922,605
Belgium–0.59%
Ageas SA/NV	105,356	5,463,621
		5,463,621
Canada–3.41%
Canadian Tire Corp. Ltd. Class A	44,300	6,354,237
Kinross Gold Corp.	932,900	5,413,246
Manulife Financial Corp.	291,300	5,552,190
Pembina Pipeline Corp.	216,900	6,579,274
Power Corp. of Canada	235,900	7,795,265
		31,694,212
Denmark–1.10%
AP Moller - Maersk AS Class B	2,855	10,190,387
		10,190,387
Finland–0.75%
Fortum Oyj	228,815	7,017,854
		7,017,854
France–3.12%
Bouygues SA	154,594	5,542,404
Danone SA	89,760	5,578,646
Gecina SA	43,427	6,076,376
Orange SA	501,967	5,379,428
Sanofi	63,895	6,443,702
		29,020,556
Germany–3.95%
Bayerische Motoren Werke AG	63,361	6,338,775
Daimler AG	73,036	5,580,253
†Daimler Truck Holding AG	38,147	1,402,366
Evonik Industries AG	175,193	5,659,693
Fresenius Medical Care AG & Co. KGaA	85,090	5,516,231
Fresenius SE & Co. KGaA	144,200	5,795,886
RWE AG	160,818	6,515,788
		36,808,992
Hong Kong–6.64%
BOC Hong Kong Holdings Ltd.	1,730,000	5,668,639
CK Asset Holdings Ltd.	1,003,129	6,322,985
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
CK Hutchison Holdings Ltd.	788,514	$ 5,086,502
Henderson Land Development Co. Ltd.	1,453,300	6,187,785
HKT Trust & HKT Ltd.	4,404,000	5,919,028
Hongkong Land Holdings Ltd.	1,235,700	6,425,640
Jardine Matheson Holdings Ltd.	92,800	5,104,928
New World Development Co. Ltd.	1,267,000	5,012,722
Power Assets Holdings Ltd.	1,061,500	6,616,040
Sun Hung Kai Properties Ltd.	425,500	5,162,173
WH Group Ltd.	6,909,365	4,333,001
		61,839,443
Ireland–0.60%
DCC PLC	68,219	5,586,438
		5,586,438
Italy–0.64%
Telecom Italia SpA	12,102,244	5,954,019
		5,954,019
Japan–42.70%
AGC, Inc.	152,900	7,304,502
Aisin Corp.	169,900	6,518,644
Asahi Kasei Corp.	523,600	4,932,494
Astellas Pharma, Inc.	398,300	6,482,543
Brother Industries Ltd.	277,700	5,352,531
Canon, Inc.	282,844	6,899,600
Chiba Bank Ltd.	925,400	5,293,768
Chubu Electric Power Co., Inc.	474,100	5,007,687
Dai Nippon Printing Co. Ltd.	286,100	7,200,225
Daiwa Securities Group, Inc.	1,182,300	6,671,708
Eisai Co. Ltd.	93,100	5,285,083
ENEOS Holdings, Inc.	1,364,500	5,097,513
FUJIFILM Holdings Corp.	104,500	7,747,029
Fujitsu Ltd.	41,900	7,199,529
Hitachi Ltd.	129,726	7,027,689
Honda Motor Co. Ltd.	207,500	5,903,527
Isuzu Motors Ltd.	568,000	7,069,600
ITOCHU Corp.	195,817	5,990,801
Japan Post Holdings Co. Ltd.	649,600	5,060,560
Japan Tobacco, Inc.	323,246	6,526,964
Kajima Corp.	427,500	4,913,051
Kansai Electric Power Co., Inc.	557,900	5,214,682
KDDI Corp.	195,300	5,711,295
LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kyocera Corp.	94,800	$ 5,927,467
MEIJI Holdings Co. Ltd.	94,600	5,647,029
Mitsubishi Corp.	214,000	6,795,163
Mitsubishi Electric Corp.	402,400	5,107,676
Mitsubishi Gas Chemical Co., Inc.	248,600	4,214,137
Mitsubishi Heavy Industries Ltd.	196,600	4,545,471
Mitsubishi UFJ Financial Group, Inc.	1,114,400	6,064,871
Mitsui & Co. Ltd.	291,200	6,900,817
Mitsui Chemicals, Inc.	189,500	5,093,799
Mizuho Financial Group, Inc.	416,530	5,290,452
NEC Corp.	104,300	4,822,801
NGK Insulators Ltd.	335,500	5,678,338
=†Nippon Express Co. Ltd.	81,700	4,822,097
Nippon Telegraph & Telephone Corp.	231,100	6,320,183
Nomura Holdings, Inc.	980,600	4,271,149
Obayashi Corp.	665,000	5,146,661
Oji Holdings Corp.	935,600	4,533,036
ORIX Corp.	357,100	7,287,757
Otsuka Corp.	137,200	6,542,057
Otsuka Holdings Co. Ltd.	147,700	5,373,461
Resona Holdings, Inc.	1,473,434	5,726,024
Santen Pharmaceutical Co. Ltd.	437,400	5,340,104
Sekisui Chemical Co. Ltd.	319,300	5,340,018
Sekisui House Ltd.	294,300	6,332,081
Seven & i Holdings Co. Ltd.	156,100	6,866,525
Shimizu Corp.	746,900	4,631,035
Shionogi & Co. Ltd.	115,100	8,096,864
Subaru Corp.	319,800	5,714,125
Sumitomo Chemical Co. Ltd.	1,196,600	5,642,938
Sumitomo Corp.	424,800	6,286,781
Sumitomo Mitsui Financial Group, Inc.	166,900	5,699,181
Sumitomo Mitsui Trust Holdings, Inc.	175,100	5,855,054
T&D Holdings, Inc.	479,800	6,129,812
Taisei Corp.	158,500	4,819,999
Takeda Pharmaceutical Co. Ltd.	161,200	4,402,096
TIS, Inc.	269,400	8,010,890
Toppan, Inc.	356,100	6,682,469
Toshiba Corp.	176,600	7,266,809
Tosoh Corp.	318,200	4,727,342
Toyota Industries Corp.	69,500	5,559,510
Toyota Motor Corp.	414,800	7,666,576
Toyota Tsusho Corp.	147,900	6,817,706
†Trend Micro, Inc.	123,200	6,839,572
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Yamaha Motor Co. Ltd.	258,100	$ 6,199,331
		397,448,289
Netherlands–3.82%
ABN AMRO Bank NV	506,584	7,449,247
Aegon NV	1,331,894	6,661,373
Koninklijke Ahold Delhaize NV	226,146	7,758,772
NN Group NV	128,009	6,938,596
Royal Dutch Shell PLC Class A	308,365	6,769,189
		35,577,177
Norway–1.56%
Norsk Hydro ASA	1,062,674	8,361,743
Yara International ASA	122,753	6,188,984
		14,550,727
Singapore–2.53%
CapitaLand Integrated Commercial Trust	347,982	526,776
†Capitaland Investment Ltd.	2,244,700	5,680,044
Singapore Telecommunications Ltd.	3,513,900	6,049,457
United Overseas Bank Ltd.	327,400	6,535,367
Wilmar International Ltd.	1,562,458	4,800,071
		23,591,715
Spain–4.70%
ACS Actividades de Construccion y Servicios SA	199,049	5,306,857
Banco Bilbao Vizcaya Argentaria SA	1,190,674	7,061,863
CaixaBank SA	2,009,604	5,489,512
Enagas SA	284,403	6,607,056
Red Electrica Corp. SA	361,271	7,812,264
Repsol SA	489,524	5,797,493
Telefonica SA	1,305,171	5,659,490
		43,734,535
Sweden–2.34%
†Electrolux AB Class B	206,363	4,998,044
Securitas AB Class B	367,295	5,052,678
Tele2 AB Class B	461,188	6,579,152
Telefonaktiebolaget LM Ericsson Class B	465,219	5,118,823
		21,748,697
Switzerland–3.17%
Adecco Group AG	91,307	4,652,762
†Holcim Ltd.	107,354	5,459,921
Novartis AG	71,836	6,312,371
Swiss Prime Site AG	62,132	6,099,370

LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
UBS Group AG	388,115	$ 6,966,386
		29,490,810
United Kingdom–10.44%
Aviva PLC	1,132,245	6,289,586
BAE Systems PLC	902,580	6,716,836
†Berkeley Group Holdings PLC	94,722	6,122,073
British American Tobacco PLC	158,316	5,857,579
GlaxoSmithKline PLC	351,183	7,636,872
Imperial Brands PLC	301,705	6,601,346
J Sainsbury PLC	1,859,851	6,942,993
M&G PLC	2,220,472	5,996,012
Persimmon PLC	153,209	5,922,659
Phoenix Group Holdings PLC	626,318	5,537,521
Rio Tinto PLC	83,216	5,510,203
Sage Group PLC	750,249	8,658,149
Smiths Group PLC	305,898	6,539,892
Tesco PLC	1,970,305	7,731,361
Vodafone Group PLC	3,369,174	5,119,444
		97,182,526
Total Common Stock (Cost $847,987,436)		894,822,603
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–1.14%
Germany–1.14%
Porsche Automobil Holding SE 2.55%	61,797	$ 5,834,424
Volkswagen AG 2.67%	23,911	4,803,316
Total Preferred Stocks (Cost $7,502,113)		10,637,740

MONEY MARKET FUND–2.13%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	19,864,626	19,864,626
Total Money Market Fund (Cost $19,864,626)		19,864,626

TOTAL INVESTMENTS–99.40% (Cost $875,354,175)	925,324,969
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.60%	5,589,879
NET ASSETS APPLICABLE TO 112,876,254 SHARES OUTSTANDING–100.00%	$930,914,848
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($786,916,836 / 95,422,305 Shares)	$8.247
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($143,998,012 / 17,453,949 Shares)	$8.250
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$904,941,585
Distributable earnings/(accumulated loss)	25,973,263
TOTAL NET ASSETS	$930,914,848

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $1,290,567 cash collateral held at broker for futures contracts, $137,041 payable for fund shares redeemed, $76,905 other accrued expenses payable, $311,810 due to manager and affiliates and $13,862 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
213	E-mini MSCI EAFE Index	$24,727,170	$24,257,464	3/18/22	$469,706	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–14

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.82%
Brazil–4.39%
Ambev SA	2,138,700	$ 5,984,566
Banco do Brasil SA	1,086,200	5,613,907
JBS SA	1,150,200	7,847,863
Telefonica Brasil SA	703,400	6,106,252
		25,552,588
Chile–0.66%
Enel Americas SA	34,865,980	3,809,862
		3,809,862
China–19.64%
Agricultural Bank of China Ltd. Class H	14,037,000	4,824,485
Anhui Conch Cement Co. Ltd. Class H	895,000	4,470,667
Bank of China Ltd. Class H	15,300,100	5,513,691
China CITIC Bank Corp. Ltd. Class H	11,515,000	4,991,401
China Conch Venture Holdings Ltd.	1,218,000	5,951,331
China Life Insurance Co. Ltd. Class H	2,750,000	4,556,560
China Petroleum & Chemical Corp. Class H	11,110,000	5,172,048
China Shenhua Energy Co. Ltd. Class H	3,092,000	7,248,656
Country Garden Holdings Co. Ltd.	4,867,051	4,319,305
CSPC Pharmaceutical Group Ltd.	4,908,000	5,331,259
Fosun International Ltd.	4,171,500	4,499,146
Haitong Securities Co. Ltd. Class H	6,236,400	5,526,547
Hello Group, Inc.	391,500	3,515,670
Hengan International Group Co. Ltd.	862,000	4,438,484
Industrial & Commercial Bank of China Ltd. Class H	8,203,000	4,628,787
Kunlun Energy Co. Ltd.	5,282,000	4,951,737
Minth Group Ltd.	1,420,000	6,255,426
New China Life Insurance Co. Ltd. Class H	1,546,000	4,133,875
PetroChina Co. Ltd. Class H	15,906,000	7,078,354
PICC Property & Casualty Co. Ltd. Class H	7,132,000	5,826,297
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,356,000	4,187,710
Want Want China Holdings Ltd.	7,482,000	6,870,250
		114,291,686
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Greece–1.14%
Hellenic Telecommunications Organization SA	357,998	$ 6,625,222
		6,625,222
Hong Kong–9.04%
Bank of Communications Co. Ltd. Class H	9,633,000	5,818,678
China Construction Bank Corp. Class H	6,909,000	4,784,657
China Minsheng Banking Corp. Ltd. Class H	8,969,000	3,427,695
China National Building Material Co. Ltd. Class H	4,310,000	5,284,172
China Overseas Land & Investment Ltd.	2,126,000	5,033,114
Guangzhou Automobile Group Co. Ltd. Class H	6,551,200	6,460,841
Kingboard Holdings Ltd.	1,220,000	5,937,634
Nine Dragons Paper Holdings Ltd.	3,991,000	4,283,996
Postal Savings Bank of China Co. Ltd. Class H	7,637,000	5,357,374
Shimao Group Holdings Ltd.	1,730,500	1,131,836
Sinopharm Group Co. Ltd. Class H	2,327,200	5,061,758
		52,581,755
Hungary–0.92%
Richter Gedeon Nyrt	199,372	5,361,246
		5,361,246
India–7.35%
Ambuja Cements Ltd.	1,359,881	6,905,907
Aurobindo Pharma Ltd.	482,551	4,767,044
Bajaj Auto Ltd.	114,587	5,008,658
Hero MotoCorp Ltd.	136,109	4,508,119
Indian Oil Corp. Ltd.	4,366,424	6,549,432
NTPC Ltd.	3,896,828	6,521,304
Vedanta Ltd.	1,849,401	8,488,735
		42,749,199
Indonesia–1.04%
Astra International Tbk PT	15,066,100	6,030,239
		6,030,239
Kuwait–0.91%
Mobile Telecommunications Co. KSCP	2,703,809	5,320,874
		5,320,874
LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia–0.49%
Top Glove Corp. Bhd	4,592,100	$ 2,854,906
		2,854,906
Republic of Korea–15.53%
CJ CheilJedang Corp.	15,043	4,900,596
Coway Co. Ltd.	99,129	6,210,558
Hana Financial Group, Inc.	157,589	5,567,474
Hankook Tire & Technology Co. Ltd.	143,566	4,796,145
Hyundai Mobis Co. Ltd.	22,803	4,874,298
KB Financial Group, Inc.	126,535	5,851,520
Kia Corp.	78,891	5,444,511
Korea Zinc Co. Ltd.	16,033	6,898,532
†KT&G Corp.	80,365	5,339,275
LG Corp.	68,483	4,661,455
†LX Holdings Corp.	32,796	275,530
POSCO	21,089	4,890,260
Shinhan Financial Group Co. Ltd.	183,854	5,680,910
SK Holdings Co. Ltd.	26,448	5,575,749
†SK Square Co. Ltd.	50,879	2,841,948
SK Telecom Co. Ltd.	78,705	3,824,780
Woori Financial Group, Inc.	649,223	6,923,525
Yuhan Corp.	111,080	5,803,110
		90,360,176
Russia–3.31%
Novolipetsk Steel PJSC GDR	200,554	5,920,354
Severstal PAO	309,489	6,616,061
Surgutneftegas PJSC	12,642,070	6,697,427
		19,233,842
South Africa–7.94%
Aspen Pharmacare Holdings Ltd.	606,634	8,544,270
†MTN Group	995,371	10,663,306
Nedbank Group Ltd.	761,520	8,364,056
Old Mutual Ltd.	7,068,960	5,811,319
Shoprite Holdings Ltd.	553,287	7,252,626
Vodacom Group Ltd.	658,524	5,563,257
		46,198,834
Taiwan–21.65%
Acer, Inc.	5,240,000	5,753,690
Asia Cement Corp.	3,539,000	5,658,260
Asustek Computer, Inc.	444,000	6,027,507
Catcher Technology Co. Ltd.	787,000	4,449,058
Cheng Shin Rubber Industry Co. Ltd.	3,501,000	4,562,517
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
China Development Financial Holding Corp.	15,925,000	$ 10,058,083
Compal Electronics, Inc.	6,782,000	5,928,843
Far Eastern New Century Corp.	5,572,000	5,892,523
Giant Manufacturing Co. Ltd.	575,000	7,156,443
Hon Hai Precision Industry Co. Ltd.	1,269,000	4,758,926
Inventec Corp.	6,027,000	5,428,153
Lite-On Technology Corp.	2,637,000	6,072,338
Pegatron Corp.	2,189,000	5,461,769
Pou Chen Corp.	5,100,000	6,101,262
Powertech Technology, Inc.	1,585,000	5,585,598
Shin Kong Financial Holding Co. Ltd.	19,113,005	7,616,764
SinoPac Financial Holdings Co. Ltd.	13,152,000	7,670,126
Taiwan Cement Corp.	3,566,454	6,181,179
Uni-President Enterprises Corp.	2,371,000	5,870,160
Wistron Corp.	4,813,000	5,065,133
Zhen Ding Technology Holding Ltd.	1,289,000	4,669,965
		125,968,297
Thailand–2.66%
Bangkok Dusit Medical Services PCL NVDR	8,245,800	5,671,502
Charoen Pokphand Foods PCL	6,084,791	4,644,879
Siam Cement PCL NVDR	445,600	5,151,624
		15,468,005
Trinidad And Tobago–1.15%
Eregli Demir ve Celik Fabrikalari TAS	3,141,436	6,687,039
		6,687,039
Total Common Stock (Cost $532,360,400)		569,093,770

MONEY MARKET FUND–0.51%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	2,990,785	2,990,785
Total Money Market Fund (Cost $2,990,785)		2,990,785

LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.33% (Cost $535,351,185)	$ 572,084,555
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.67%	9,707,673
NET ASSETS APPLICABLE TO 66,446,859 SHARES OUTSTANDING–100.00%	$ 581,792,228
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($408,290,872 / 46,636,292 Shares)	$8.755
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($173,501,356 / 19,810,567 Shares)	$8.758
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 698,772,464
Distributable earnings/(accumulated loss)	(116,980,236)
TOTAL NET ASSETS	$ 581,792,228

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $799,131 cash collateral held at broker for futures contracts, $90,504 payable for fund shares redeemed, $137,646 other accrued expenses payable, $212,572 due to manager and affiliates, $76,611 variation margin due to broker on futures contracts and $615,520 foreign capital gain taxes payable as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
219	E-mini MSCI Emerging Markets Index	$13,427,985	$13,454,941	3/18/22	$—	$(26,956)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
GDR–Global Depository Receipt
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–17

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.63%
Aerospace & Defense–2.10%
General Dynamics Corp.	84,418	$ 17,598,620
Northrop Grumman Corp.	47,179	18,261,576
		35,860,196
Automobiles–0.92%
†General Motors Co.	267,379	15,676,431
		15,676,431
Banks–4.74%
Citigroup, Inc.	212,676	12,843,503
Citizens Financial Group, Inc.	353,315	16,694,134
Fifth Third Bancorp	410,511	17,877,754
KeyCorp	774,133	17,905,696
Truist Financial Corp.	267,343	15,652,933
		80,974,020
Biotechnology–0.79%
†Biogen, Inc.	56,158	13,473,427
		13,473,427
Building Products–2.39%
Carrier Global Corp.	371,069	20,126,783
Johnson Controls International PLC	254,226	20,671,116
		40,797,899
Capital Markets–1.12%
Bank of New York Mellon Corp.	329,154	19,117,264
		19,117,264
Chemicals–1.77%
Dow, Inc.	240,250	13,626,980
Eastman Chemical Co.	137,192	16,587,885
		30,214,865
Commercial Services & Supplies–1.24%
Republic Services, Inc.	151,731	21,158,888
		21,158,888
Communications Equipment–1.11%
Cisco Systems, Inc.	299,984	19,009,986
		19,009,986
Containers & Packaging–0.93%
Amcor PLC	1,318,100	15,830,381
		15,830,381
Distributors–1.06%
Genuine Parts Co.	129,722	18,187,024
		18,187,024
Diversified Telecommunication Services–2.34%
AT&T, Inc.	496,642	12,217,393
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
Lumen Technologies, Inc.	1,126,870	$ 14,142,219
Verizon Communications, Inc.	261,649	13,595,282
		39,954,894
Electric Utilities–3.11%
Entergy Corp.	153,182	17,255,952
Exelon Corp.	347,325	20,061,492
PPL Corp.	524,547	15,767,883
		53,085,327
Electrical Equipment–2.04%
Eaton Corp. PLC	110,778	19,144,654
Emerson Electric Co.	169,291	15,738,984
		34,883,638
Electronic Equipment, Instruments & Components–2.01%
Amphenol Corp. Class A	234,135	20,477,447
Corning, Inc.	370,593	13,797,178
		34,274,625
Energy Equipment & Services–0.95%
Baker Hughes Co.	676,208	16,269,564
		16,269,564
Equity Real Estate Investment Trusts–5.27%
AvalonBay Communities, Inc.	80,620	20,363,806
Boston Properties, Inc.	145,250	16,729,895
Equity Residential	208,449	18,864,634
†Orion Office REIT, Inc.	24,016	448,379
Realty Income Corp.	236,028	16,897,245
VICI Properties, Inc.	554,165	16,685,908
		89,989,867
Food Products–5.54%
Conagra Brands, Inc.	403,936	13,794,415
General Mills, Inc.	254,595	17,154,611
J M Smucker Co.	121,194	16,460,569
Kellogg Co.	242,358	15,612,702
Kraft Heinz Co.	390,179	14,007,426
Tyson Foods, Inc. Class A	202,432	17,643,973
		94,673,696
Health Care Equipment & Supplies–1.69%
Becton Dickinson & Co.	61,660	15,506,257
Medtronic PLC	128,458	13,288,980
		28,795,237
Health Care Providers & Services–7.56%
Anthem, Inc.	41,319	19,153,009
†Centene Corp.	229,780	18,933,872
Cigna Corp.	61,933	14,221,675
CVS Health Corp.	203,565	20,999,766
Humana, Inc.	35,991	16,694,785
LVIP SSGA Funds–18

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Laboratory Corp. of America Holdings	59,540	$ 18,708,063
Quest Diagnostics, Inc.	117,443	20,318,814
		129,029,984
Household Durables–4.18%
DR Horton, Inc.	178,442	19,352,035
Garmin Ltd.	117,712	16,028,843
Lennar Corp. A	157,354	18,278,240
PulteGroup, Inc.	308,923	17,658,039
		71,317,157
Industrial Conglomerates–0.81%
3M Co.	78,248	13,899,192
		13,899,192
Insurance–6.93%
Aflac, Inc.	298,456	17,426,846
Allstate Corp.	132,211	15,554,624
American International Group, Inc.	331,419	18,844,484
Hartford Financial Services Group, Inc.	222,333	15,349,870
MetLife, Inc.	254,665	15,914,016
Principal Financial Group, Inc.	257,299	18,610,437
Progressive Corp.	161,330	16,560,525
		118,260,802
Internet & Direct Marketing Retail–1.01%
eBay, Inc.	258,922	17,218,313
		17,218,313
IT Services–7.78%
Accenture PLC Class A	55,706	23,092,922
†Akamai Technologies, Inc.	151,370	17,716,345
Automatic Data Processing, Inc.	80,395	19,823,799
Broadridge Financial Solutions, Inc.	100,044	18,290,044
Cognizant Technology Solutions Corp. Class A	193,973	17,209,285
International Business Machines Corp.	114,223	15,267,046
†Kyndryl Holdings, Inc.	23,322	422,128
Paychex, Inc.	153,703	20,980,460
		132,802,029
Life Sciences Tools & Services–1.18%
†Bio-Rad Laboratories, Inc. Class A	26,627	20,118,562
		20,118,562
Machinery–3.49%
Cummins, Inc.	57,893	12,628,779
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
PACCAR, Inc.	164,267	$ 14,498,205
Stanley Black & Decker, Inc.	76,640	14,455,837
Westinghouse Air Brake Technologies Corp.	196,078	18,060,745
		59,643,566
Media–1.18%
Fox Corp. Class A	371,301	13,701,007
ViacomCBS, Inc. Class B	212,200	6,404,196
		20,105,203
Metals & Mining–2.33%
Newmont Corp.	247,133	15,327,189
Nucor Corp.	214,549	24,490,768
		39,817,957
Multiline Retail–3.23%
Dollar General Corp.	75,569	17,821,437
†Dollar Tree, Inc.	134,936	18,961,207
Target Corp.	79,102	18,307,367
		55,090,011
Multi-Utilities–1.01%
Consolidated Edison, Inc.	202,815	17,304,176
		17,304,176
Oil, Gas & Consumable Fuels–1.80%
Exxon Mobil Corp.	264,889	16,208,558
Kinder Morgan, Inc.	921,690	14,618,003
		30,826,561
Pharmaceuticals–3.92%
AstraZeneca PLC ADR	208,790	12,162,018
Merck & Co., Inc.	195,731	15,000,824
Organon & Co.	19,096	581,473
Pfizer, Inc.	418,548	24,715,259
Viatris, Inc.	1,065,064	14,410,316
		66,869,890
Professional Services–0.99%
Jacobs Engineering Group, Inc.	121,039	16,852,260
		16,852,260
Semiconductors & Semiconductor Equipment–7.18%
Analog Devices, Inc.	98,995	17,400,351
Applied Materials, Inc.	122,994	19,354,336
Intel Corp.	240,081	12,364,172
Micron Technology, Inc.	179,809	16,749,208
QUALCOMM, Inc.	117,184	21,429,438
Skyworks Solutions, Inc.	87,131	13,517,503
Teradyne, Inc.	133,068	21,760,610
		122,575,618

LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–1.06%
SS&C Technologies Holdings, Inc.	221,285	$ 18,140,944
		18,140,944
Specialty Retail–0.77%
Best Buy Co., Inc.	130,298	13,238,277
		13,238,277
Technology Hardware, Storage & Peripherals–2.10%
Hewlett Packard Enterprise Co.	1,010,042	15,928,362
NetApp, Inc.	217,142	19,974,893
		35,903,255
Total Common Stock (Cost $1,204,004,442)		1,701,240,986

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.23%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	3,962,243	$ 3,962,243
Total Money Market Fund (Cost $3,962,243)		3,962,243

TOTAL INVESTMENTS–99.86% (Cost $1,207,966,685)	1,705,203,229
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	2,317,645
NET ASSETS APPLICABLE TO 116,635,444 SHARES OUTSTANDING–100.00%	$1,707,520,874
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($1,315,104,032 / 89,780,048 Shares)	$14.648
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($392,416,842 / 26,855,396 Shares)	$14.612
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,207,056,796
Distributable earnings/(accumulated loss)	500,464,078
TOTAL NET ASSETS	$1,707,520,874

† Non-income producing.
★ Includes $299,000 cash collateral held at broker for futures contracts, $532,941 payable for fund shares redeemed, $68,477 other accrued expenses payable, $545,645 due to manager and affiliates and $17,883 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
26	E-mini S&P 500 Index	$6,186,050	$6,113,816	3/18/22	$72,234	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–21

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.84%
Aerospace & Defense–0.87%
Moog, Inc. Class A	30,762	$ 2,490,799
National Presto Industries, Inc.	24,912	2,043,531
		4,534,330
Air Freight & Logistics–0.79%
†Atlas Air Worldwide Holdings, Inc.	44,208	4,160,857
		4,160,857
Airlines–0.21%
†Mesa Air Group, Inc.	192,916	1,080,330
		1,080,330
Auto Components–1.05%
BorgWarner, Inc.	55,832	2,516,348
Standard Motor Products, Inc.	57,471	3,010,906
		5,527,254
Banks–5.79%
Associated Banc-Corp.	116,841	2,639,438
Financial Institutions, Inc.	86,178	2,740,460
First Busey Corp.	99,032	2,685,748
First Financial Bancorp	104,451	2,546,515
First Horizon Corp.	149,474	2,440,911
FNB Corp.	198,552	2,408,436
Heritage Commerce Corp.	215,373	2,571,554
Hope Bancorp, Inc.	164,401	2,418,339
Independent Bank Corp.	108,783	2,596,650
Midland States Bancorp, Inc.	91,542	2,269,326
People's United Financial, Inc.	140,874	2,510,375
WesBanco, Inc.	70,763	2,475,997
		30,303,749
Biotechnology–5.19%
†2seventy bio, Inc.	28,574	732,352
†Akebia Therapeutics, Inc.	794,856	1,796,374
†Anika Therapeutics, Inc.	71,496	2,561,702
†Avrobio, Inc.	216,287	832,705
†Bluebird Bio, Inc.	85,724	856,383
†Catalyst Pharmaceuticals, Inc.	567,748	3,843,654
†Gossamer Bio, Inc.	279,742	3,163,882
†Immunic, Inc.	172,017	1,646,203
†OPKO Health, Inc.	557,018	2,679,257
†United Therapeutics Corp.	14,878	3,214,838
†Vanda Pharmaceuticals, Inc.	157,447	2,470,343
†Viking Therapeutics, Inc.	426,200	1,960,520
XBiotech, Inc.	130,401	1,451,363
		27,209,576
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–1.13%
Apogee Enterprises, Inc.	65,539	$ 3,155,703
Griffon Corp.	96,926	2,760,452
		5,916,155
Capital Markets–1.56%
Invesco Ltd.	104,537	2,406,442
Jefferies Financial Group, Inc.	74,991	2,909,651
Oppenheimer Holdings, Inc. Class A	61,629	2,857,736
		8,173,829
Chemicals–1.45%
FutureFuel Corp.	178,376	1,362,793
Kronos Worldwide, Inc.	168,718	2,532,457
Tronox Holdings PLC Class A	153,574	3,690,383
		7,585,633
Commercial Services & Supplies–3.94%
ABM Industries, Inc.	48,803	1,993,603
ACCO Brands Corp.	307,911	2,543,345
†CoreCivic, Inc.	287,090	2,862,287
Deluxe Corp.	63,858	2,050,480
Ennis, Inc.	119,139	2,326,785
HNI Corp.	63,297	2,661,639
Kimball International, Inc. Class B	183,288	1,875,036
MillerKnoll, Inc.	60,337	2,364,607
Steelcase, Inc. Class A	166,351	1,949,634
		20,627,416
Communications Equipment–1.02%
Juniper Networks, Inc.	99,664	3,559,001
†NETGEAR, Inc.	60,348	1,762,765
		5,321,766
Consumer Finance–0.75%
Navient Corp.	184,071	3,905,987
		3,905,987
Containers & Packaging–0.52%
Greif, Inc. Class A	44,822	2,705,904
		2,705,904
Diversified Consumer Services–1.64%
†Adtalem Global Education, Inc.	63,000	1,862,280
Graham Holdings Co. Class B	4,272	2,690,634
†Perdoceo Education Corp.	206,663	2,430,357
Strategic Education, Inc.	27,400	1,584,816
		8,568,087
LVIP SSGA Funds–22

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–0.55%
†Consolidated Communications Holdings, Inc.	384,865	$ 2,878,790
		2,878,790
Electric Utilities–0.97%
OGE Energy Corp.	76,250	2,926,475
Pinnacle West Capital Corp.	30,562	2,157,372
		5,083,847
Electrical Equipment–1.09%
nVent Electric PLC	89,748	3,410,424
Powell Industries, Inc.	78,336	2,310,129
		5,720,553
Electronic Equipment, Instruments & Components–6.41%
†Arrow Electronics, Inc.	23,582	3,166,355
Avnet, Inc.	63,443	2,615,755
Benchmark Electronics, Inc.	83,759	2,269,869
†ePlus, Inc.	49,160	2,648,741
†Insight Enterprises, Inc.	26,304	2,804,006
†Kimball Electronics, Inc.	98,704	2,147,799
Methode Electronics, Inc.	60,860	2,992,486
PC Connection, Inc.	53,881	2,323,888
†Plexus Corp.	27,700	2,656,153
†Sanmina Corp.	61,057	2,531,423
TD SYNNEX Corp.	22,383	2,559,720
†TTM Technologies, Inc.	171,515	2,555,574
Vishay Intertechnology, Inc.	104,805	2,292,085
		33,563,854
Energy Equipment & Services–0.69%
†Helix Energy Solutions Group, Inc.	495,697	1,546,575
†Transocean Ltd.	744,688	2,055,339
		3,601,914
Equity Real Estate Investment Trusts–7.71%
American Finance Trust, Inc.	254,063	2,319,595
†Apartment Investment & Management Co. Class A	432,117	3,335,943
Brandywine Realty Trust	191,845	2,574,560
†Equity Commonwealth	86,200	2,232,580
GEO Group, Inc.	322,318	2,497,964
Industrial Logistics Properties Trust	107,778	2,699,839
Office Properties Income Trust	88,331	2,194,142
One Liberty Properties, Inc.	114,115	4,025,977
†Orion Office REIT, Inc.	4,512	84,239
Piedmont Office Realty Trust, Inc. Class A	142,639	2,621,705
Preferred Apartment Communities, Inc.	256,002	4,623,396
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Realty Income Corp.	45,120	$ 3,230,141
Retail Value, Inc.	140,204	900,110
Sabra Health Care REIT, Inc.	137,457	1,861,168
SL Green Realty Corp.	34,800	2,495,160
Whitestone REIT	266,428	2,698,916
		40,395,435
Food & Staples Retailing–1.82%
Ingles Markets, Inc. Class A	39,071	3,373,390
SpartanNash Co.	126,521	3,259,181
Weis Markets, Inc.	44,400	2,925,072
		9,557,643
Food Products–0.95%
B&G Foods, Inc.	77,363	2,377,365
Ingredion, Inc.	27,100	2,618,944
		4,996,309
Health Care Equipment & Supplies–3.69%
†AngioDynamics, Inc.	118,193	3,259,763
†Avanos Medical, Inc.	56,000	1,941,520
†Envista Holdings Corp.	61,979	2,792,774
†ICU Medical, Inc.	11,800	2,800,612
†Integer Holdings Corp.	28,232	2,416,377
†Invacare Corp.	311,428	847,084
†Lantheus Holdings, Inc.	121,708	3,516,144
†Orthofix Medical, Inc.	56,836	1,767,031
		19,341,305
Health Care Providers & Services–4.84%
†Acadia Healthcare Co., Inc.	44,330	2,690,831
†Brookdale Senior Living, Inc.	433,568	2,237,211
†Covetrus, Inc.	81,974	1,637,021
†Henry Schein, Inc.	37,179	2,882,488
†Magellan Health, Inc.	26,055	2,474,964
†MEDNAX, Inc.	91,479	2,489,143
National HealthCare Corp.	33,030	2,244,058
Premier, Inc. Class A	72,800	2,997,176
†Triple-S Management Corp.	93,157	3,323,842
Universal Health Services, Inc. Class B	18,298	2,372,519
		25,349,253
Health Care Technology–0.99%
†Computer Programs & Systems, Inc.	80,283	2,352,292
†HealthStream, Inc.	107,809	2,841,845
		5,194,137
Household Durables–6.45%
†Beazer Homes USA, Inc.	126,769	2,943,576
Century Communities, Inc.	43,115	3,526,376
†Green Brick Partners, Inc.	116,197	3,524,255
KB Home	56,377	2,521,743

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†M/I Homes, Inc.	46,016	$ 2,861,275
MDC Holdings, Inc.	44,600	2,490,018
†Meritage Homes Corp.	28,241	3,447,096
†Taylor Morrison Home Corp.	84,682	2,960,483
Toll Brothers, Inc.	45,323	3,280,932
†Tri Pointe Homes, Inc.	126,859	3,538,097
Whirlpool Corp.	11,572	2,715,486
		33,809,337
Independent Power and Renewable Electricity Producers–0.63%
Vistra Corp.	145,300	3,308,481
		3,308,481
Insurance–5.02%
American Equity Investment Life Holding Co.	85,634	3,332,875
American National Group, Inc.	22,694	4,285,535
Assured Guaranty Ltd.	58,244	2,923,849
CNO Financial Group, Inc.	102,530	2,444,315
Employers Holdings, Inc.	59,796	2,474,359
First American Financial Corp.	45,387	3,550,625
Horace Mann Educators Corp.	57,736	2,234,383
Old Republic International Corp.	113,425	2,787,987
Unum Group	93,095	2,287,344
		26,321,272
Internet & Direct Marketing Retail–0.31%
Qurate Retail, Inc.	212,581	1,615,616
		1,615,616
IT Services–0.69%
Alliance Data Systems Corp.	22,926	1,526,184
Cass Information Systems, Inc.	53,525	2,104,603
		3,630,787
Life Sciences Tools & Services–0.63%
†Syneos Health, Inc.	32,203	3,306,604
		3,306,604
Machinery–1.33%
Luxfer Holdings PLC	123,510	2,384,978
Miller Industries, Inc.	55,792	1,863,453
Trinity Industries, Inc.	89,709	2,709,212
		6,957,643
Media–1.45%
†DISH Network Corp. Class A	68,614	2,225,838
Gray Television, Inc.	134,739	2,716,338
†Loyalty Ventures, Inc.	9,170	275,742
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
TEGNA, Inc.	128,982	$ 2,393,906
		7,611,824
Metals & Mining–1.76%
Commercial Metals Co.	87,172	3,163,472
Reliance Steel & Aluminum Co.	17,135	2,779,639
Steel Dynamics, Inc.	52,997	3,289,524
		9,232,635
Mortgage Real Estate Investment Trusts (REITs)–1.93%
Broadmark Realty Capital, Inc.	238,252	2,246,716
Dynex Capital, Inc.	131,934	2,204,617
Ready Capital Corp.	186,877	2,920,888
TPG RE Finance Trust, Inc.	221,086	2,723,780
		10,096,001
Multiline Retail–0.33%
Big Lots, Inc.	38,536	1,736,047
		1,736,047
Oil, Gas & Consumable Fuels–3.53%
Berry Corp.	443,712	3,736,055
Civitas Resources, Inc.	71,758	3,513,989
Dorian LPG Ltd.	189,448	2,404,095
Equitrans Midstream Corp.	303,837	3,141,675
International Seaways, Inc.	128,227	1,882,372
Murphy Oil Corp.	145,300	3,793,783
		18,471,969
Paper & Forest Products–1.71%
Glatfelter Corp.	147,618	2,539,029
Schweitzer-Mauduit International, Inc.	54,402	1,626,620
Verso Corp. Class A	177,437	4,794,348
		8,959,997
Pharmaceuticals–4.03%
†Amphastar Pharmaceuticals, Inc.	138,433	3,224,104
†ANI Pharmaceuticals, Inc.	78,670	3,625,114
†Innoviva, Inc.	209,503	3,613,927
†Jazz Pharmaceuticals PLC	14,908	1,899,279
Perrigo Co. PLC	57,289	2,228,542
†Prestige Consumer Healthcare, Inc.	55,078	3,340,481
†Supernus Pharmaceuticals, Inc.	97,156	2,833,069
†VYNE Therapeutics, Inc.	350,307	357,313
		21,121,829
Professional Services–1.68%
CRA International, Inc.	36,485	3,406,240

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
ManTech International Corp. Class A	28,678	$ 2,091,486
Resources Connection, Inc.	185,255	3,304,949
		8,802,675
Road & Rail–0.64%
Knight-Swift Transportation Holdings, Inc.	54,640	3,329,762
		3,329,762
Semiconductors & Semiconductor Equipment–1.79%
Amkor Technology, Inc.	113,200	2,806,228
†First Solar, Inc.	30,100	2,623,516
†Photronics, Inc.	208,058	3,921,893
		9,351,637
Software–1.26%
Ebix, Inc.	84,024	2,554,329
InterDigital, Inc.	39,814	2,851,877
†VirnetX Holding Corp.	459,650	1,195,090
		6,601,296
Specialty Retail–2.65%
Aaron's Co., Inc.	100,133	2,468,278
Foot Locker, Inc.	45,322	1,977,399
Group 1 Automotive, Inc.	16,800	3,279,696
†ODP Corp.	69,949	2,747,597
Penske Automotive Group, Inc.	31,873	3,417,423
		13,890,393
Technology Hardware, Storage & Peripherals–1.00%
†Super Micro Computer, Inc.	65,301	2,869,979
Xerox Holdings Corp.	103,910	2,352,522
		5,222,501
Thrifts & Mortgage Finance–1.01%
New York Community Bancorp, Inc.	206,267	2,518,520
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	113,629	$ 2,752,094
		5,270,614
Tobacco–0.46%
Universal Corp.	43,534	2,390,887
		2,390,887
Trading Companies & Distributors–2.06%
Air Lease Corp.	52,395	2,317,431
GATX Corp.	27,381	2,852,826
Rush Enterprises, Inc. Class A	52,172	2,902,850
Triton International Ltd.	45,279	2,727,154
		10,800,261
Wireless Telecommunication Services–0.87%
Telephone & Data Systems, Inc.	113,342	2,283,841
†U.S. Cellular Corp.	72,113	2,273,002
		4,556,843
Total Common Stock (Cost $439,390,873)		517,700,824

MONEY MARKET FUND–1.08%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	5,635,174	5,635,174
Total Money Market Fund (Cost $5,635,174)		5,635,174

TOTAL INVESTMENTS–99.92% (Cost $445,026,047)	523,335,998
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	437,031
NET ASSETS APPLICABLE TO 39,782,632 SHARES OUTSTANDING–100.00%	$523,773,029
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($299,486,770 / 22,725,186 Shares)	$13.179
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($224,286,259 / 17,057,446 Shares)	$13.149
LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$449,068,444
Distributable earnings/(accumulated loss)	74,704,585
TOTAL NET ASSETS	$523,773,029

† Non-income producing.
★ Includes $312,000 cash collateral held at broker for futures contracts, $476,194 payable for fund shares redeemed, $37,488 other accrued expenses payable, $192,903 due to manager and affiliates and $10,765 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
52	E-mini Russell 2000 Index	$5,831,280	$5,702,979	3/18/22	$128,301	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–26

LVIP SSGA Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 48,416,461	$ 34,910,674	$ 37,123,363	$ 9,673,863
Foreign taxes withheld	(3,339,209)	(3,775,698)	—	(47,757)
	45,077,252	31,134,976	37,123,363	9,626,106
EXPENSES:
Management fees	3,194,535	2,054,235	5,074,520	1,601,383
Distribution fees-Service Class	371,118	448,634	953,593	528,282
Shareholder servicing fees	282,255	174,372	480,870	145,134
Accounting and administration expenses	178,548	120,398	285,574	104,369
Custodian fees	110,753	394,306	20,065	9,044
Professional fees	74,697	58,675	52,142	37,494
Trustees’ fees and expenses	20,709	12,818	34,834	10,473
Pricing fees	20,014	17,773	1,750	2,897
Reports and statements to shareholders	14,971	16,327	23,768	12,744
Consulting fees	2,782	2,668	3,251	2,602
Other	22,937	19,619	35,944	14,263
	4,293,319	3,319,825	6,966,311	2,468,685
Less:
Management fees waived	(80,001)	(64,999)	(107,500)	(32,500)
Total operating expenses	4,213,318	3,254,826	6,858,811	2,436,185
NET INVESTMENT INCOME	40,863,934	27,880,150	30,264,552	7,189,921
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	118,498,151	82,124,342 *	352,242,431	215,072,213
Foreign currencies	(569,887)	(846,847)	—	—
Futures contracts	2,311,302	(469,293)	1,409,755	449,089
Net realized gain	120,239,566	80,808,202	353,652,186	215,521,302
Net change in unrealized appreciation (depreciation) of:
Investments	(42,233,954)	(55,384,355)**	67,838,925	(82,444,351)
Foreign currencies	(12,419)	(137,762)	—	4
Futures contracts	(8,123)	(151,231)	(50,640)	103,276
Net change in unrealized appreciation (depreciation)	(42,254,496)	(55,673,348)	67,788,285	(82,341,071)
NET REALIZED AND UNREALIZED GAIN	77,985,070	25,134,854	421,440,471	133,180,231
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,849,004	$ 53,015,004	$451,705,023	$140,370,152

*	Includes $1,336,444 foreign capital gains taxes paid.
**	Includes $605,761 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–27

LVIP SSGA Funds
Statements of Changes in Net Assets
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 40,863,934	$ 23,482,353	$ 27,880,150	$ 21,113,864	$ 30,264,552	$ 37,329,344	$ 7,189,921	$ 6,559,701
Net realized gain (loss)	120,239,566	(136,674,077)	80,808,202	(104,686,841)	353,652,186	(141,480,144)	215,521,302	(90,554,803)
Net change in unrealized appreciation (depreciation)	(42,254,496)	92,626,020	(55,673,348)	103,905,016	67,788,285	213,553,038	(82,341,071)	141,215,159
Net increase (decrease) in net assets resulting from operations	118,849,004	(20,565,704)	53,015,004	20,332,039	451,705,023	109,402,238	140,370,152	57,220,057
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,603,023)	(19,064,729)	(23,029,384)	(13,436,455)	(178,860,482)	(52,272,019)	(70,725,704)	(5,424,451)
Service Class	(5,978,844)	(3,146,093)	(9,383,403)	(5,220,058)	(52,917,176)	(14,119,454)	(52,911,706)	(3,357,988)
Return of capital:
Standard Class	—	—	—	—	—	—	(1,493,486)	(809,988)
Service Class	—	—	—	—	—	—	(1,117,316)	(501,422)
	(42,581,867)	(22,210,822)	(32,412,787)	(18,656,513)	(231,777,658)	(66,391,473)	(126,248,212)	(10,093,849)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	69,861,351	150,076,349	54,485,297	76,877,418	46,342,004	282,904,545	36,808,755	73,914,882
Service Class	16,301,193	21,596,416	14,608,635	19,301,214	62,168,245	47,467,476	64,703,484	39,372,240
Reinvestment of dividends and distributions:
Standard Class	36,603,023	19,064,729	23,029,384	13,436,455	178,860,482	52,272,019	72,219,190	6,234,439
Service Class	5,978,844	3,146,093	9,383,403	5,220,058	52,917,176	14,119,454	54,029,022	3,859,410
	128,744,411	193,883,587	101,506,719	114,835,145	340,287,907	396,763,494	227,760,451	123,380,971
Cost of shares redeemed:
Standard Class	(176,049,801)	(176,665,493)	(115,340,885)	(82,794,190)	(263,738,518)	(326,309,992)	(86,334,121)	(80,610,438)
Service Class	(32,483,840)	(24,614,395)	(34,720,328)	(26,800,835)	(114,366,006)	(71,314,773)	(74,185,242)	(41,817,291)
	(208,533,641)	(201,279,888)	(150,061,213)	(109,595,025)	(378,104,524)	(397,624,765)	(160,519,363)	(122,427,729)
Increase (decrease) in net assets derived from capital share transactions	(79,789,230)	(7,396,301)	(48,554,494)	5,240,120	(37,816,617)	(861,271)	67,241,088	953,242
NET INCREASE (DECREASE) IN NET ASSETS	(3,522,093)	(50,172,827)	(27,952,277)	6,915,646	182,110,748	42,149,494	81,363,028	48,079,450
NET ASSETS:
Beginning of year	934,436,941	984,609,768	609,744,505	602,828,859	1,525,410,126	1,483,260,632	442,410,001	394,330,551
End of year	$ 930,914,848	$ 934,436,941	$ 581,792,228	$ 609,744,505	$1,707,520,874	$1,525,410,126	$ 523,773,029	$ 442,410,001
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–28

LVIP SSGA Developed International 150 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 7.630	$ 8.154	$ 7.450	$ 9.392	$ 7.925
Income (loss) from investment operations:
Net investment income[1]	0.363	0.187	0.323	0.287	0.269
Net realized and unrealized gain (loss)	0.634	(0.524)	0.818	(1.698)	1.593
Total from investment operations	0.997	(0.337)	1.141	(1.411)	1.862
Less dividends and distributions from:
Net investment income	(0.380)	(0.187)	(0.344)	(0.320)	(0.395)
Net realized gain	—	—	(0.093)	(0.211)	—
Total dividends and distributions	(0.380)	(0.187)	(0.437)	(0.531)	(0.395)
Net asset value, end of period	$ 8.247	$ 7.630	$ 8.154	$ 7.450	$ 9.392
Total return[2]	13.16%	(4.10%)	15.42%	(15.23%)	23.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$786,917	$792,063	$835,302	$ 769,179	$905,853
Ratio of expenses to average net assets	0.39%	0.40%	0.39%	0.40%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.41%	0.40%	0.41%	0.40%
Ratio of net investment income to average net assets	4.24%	2.78%	4.04%	3.18%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.23%	2.77%	4.03%	3.17%	3.01%
Portfolio turnover	57%	52%	53%	49%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–29

LVIP SSGA Developed International 150 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 7.632	$ 8.158	$ 7.454	$ 9.395	$ 7.928
Income (loss) from investment operations:
Net investment income[1]	0.342	0.170	0.303	0.264	0.247
Net realized and unrealized gain (loss)	0.634	(0.527)	0.817	(1.697)	1.593
Total from investment operations	0.976	(0.357)	1.120	(1.433)	1.840
Less dividends and distributions from:
Net investment income	(0.358)	(0.169)	(0.323)	(0.297)	(0.373)
Net realized gain	—	—	(0.093)	(0.211)	—
Total dividends and distributions	(0.358)	(0.169)	(0.416)	(0.508)	(0.373)
Net asset value, end of period	$ 8.250	$ 7.632	$ 8.158	$ 7.454	$ 9.395
Total return[2]	12.87%	(4.34%)	15.13%	(15.44%)	23.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,998	$142,374	$149,308	$ 142,274	$170,736
Ratio of expenses to average net assets	0.64%	0.65%	0.64%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.66%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	3.99%	2.53%	3.79%	2.93%	2.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.98%	2.52%	3.78%	2.92%	2.76%
Portfolio turnover	57%	52%	53%	49%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–30

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 8.528	$ 8.581	$ 8.289	$ 9.923	$ 8.232
Income (loss) from investment operations:
Net investment income[1]	0.437	0.293	0.292	0.380	0.284
Net realized and unrealized gain (loss)	0.309	(0.075)	0.327	(1.593)	1.669
Total from investment operations	0.746	0.218	0.619	(1.213)	1.953
Less dividends and distributions from:
Net investment income	(0.519)	(0.271)	(0.324)	(0.381)	(0.262)
Return of capital	—	—	(0.003)	(0.040)	—
Total dividends and distributions	(0.519)	(0.271)	(0.327)	(0.421)	(0.262)
Net asset value, end of period	$ 8.755	$ 8.528	$ 8.581	$ 8.289	$ 9.923
Total return[2]	8.79%	2.65%	7.61%	(12.31%)	23.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$408,291	$431,292	$422,524	$ 546,245	$621,221
Ratio of expenses to average net assets	0.47%	0.44%	0.49%	0.44%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.48%	0.45%	0.50%	0.45%	0.44%
Ratio of net investment income to average net assets	4.71%	4.00%	3.44%	4.03%	2.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.70%	3.99%	3.43%	4.02%	2.98%
Portfolio turnover	59%	46%	54%	46%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–31

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 8.530	$ 8.585	$ 8.292	$ 9.925	$ 8.235
Income (loss) from investment operations:
Net investment income[1]	0.414	0.275	0.270	0.356	0.260
Net realized and unrealized gain (loss)	0.309	(0.078)	0.329	(1.593)	1.668
Total from investment operations	0.723	0.197	0.599	(1.237)	1.928
Less dividends and distributions from:
Net investment income	(0.495)	(0.252)	(0.303)	(0.358)	(0.238)
Return of capital	—	—	(0.003)	(0.038)	—
Total dividends and distributions	(0.495)	(0.252)	(0.306)	(0.396)	(0.238)
Net asset value, end of period	$ 8.758	$ 8.530	$ 8.585	$ 8.292	$ 9.925
Total return[2]	8.51%	2.40%	7.35%	(12.54%)	23.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,501	$178,453	$180,305	$ 178,896	$208,125
Ratio of expenses to average net assets	0.72%	0.69%	0.74%	0.69%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.70%	0.75%	0.70%	0.69%
Ratio of net investment income to average net assets	4.46%	3.75%	3.19%	3.78%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.45%	3.74%	3.18%	3.77%	2.73%
Portfolio turnover	59%	46%	54%	46%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–32

LVIP SSGA Large Cap 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.917	$ 13.128	$ 11.363	$ 13.915	$ 13.786
Income (loss) from investment operations:
Net investment income[1]	0.289	0.313	0.339	0.325	0.343
Net realized and unrealized gain (loss)	3.746	0.032	2.700	(1.762)	2.188
Total from investment operations	4.035	0.345	3.039	(1.437)	2.531
Less dividends and distributions from:
Net investment income	(0.357)	(0.322)	(0.337)	(0.296)	(0.430)
Net realized gain	(1.947)	(0.234)	(0.937)	(0.819)	(1.972)
Total dividends and distributions	(2.304)	(0.556)	(1.274)	(1.115)	(2.402)
Net asset value, end of period	$ 14.648	$ 12.917	$ 13.128	$ 11.363	$ 13.915
Total return[2]	31.88%	2.98%	27.29%	(11.11%)	18.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,315,104	$1,182,576	$1,130,811	$ 928,043	$949,169
Ratio of expenses to average net assets	0.35%	0.36%	0.36%	0.37%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.37%	0.37%	0.38%	0.37%
Ratio of net investment income to average net assets	1.88%	2.76%	2.65%	2.38%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	2.75%	2.64%	2.37%	2.32%
Portfolio turnover	55%	56%	49%	53%	64%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–33

LVIP SSGA Large Cap 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.890	$ 13.106	$ 11.347	$ 13.895	$ 13.771
Income (loss) from investment operations:
Net investment income[1]	0.250	0.284	0.306	0.291	0.306
Net realized and unrealized gain (loss)	3.736	0.027	2.695	(1.759)	2.183
Total from investment operations	3.986	0.311	3.001	(1.468)	2.489
Less dividends and distributions from:
Net investment income	(0.317)	(0.293)	(0.305)	(0.261)	(0.393)
Net realized gain	(1.947)	(0.234)	(0.937)	(0.819)	(1.972)
Total dividends and distributions	(2.264)	(0.527)	(1.242)	(1.080)	(2.365)
Net asset value, end of period	$ 14.612	$ 12.890	$ 13.106	$ 11.347	$ 13.895
Total return[2]	31.54%	2.72%	26.99%	(11.33%)	18.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$392,417	$342,834	$352,450	$ 301,416	$367,538
Ratio of expenses to average net assets	0.60%	0.61%	0.61%	0.62%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.62%	0.62%	0.63%	0.62%
Ratio of net investment income to average net assets	1.63%	2.51%	2.40%	2.13%	2.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	2.50%	2.39%	2.12%	2.07%
Portfolio turnover	55%	56%	49%	53%	64%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–34

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.190	$ 12.754	$ 10.973	$ 13.461	$ 14.163
Income (loss) from investment operations:
Net investment income[1]	0.254	0.196	0.280	0.339	0.309
Net realized and unrealized gain (loss)	4.003	0.546	1.887	(2.091)	0.550
Total from investment operations	4.257	0.742	2.167	(1.752)	0.859
Less dividends and distributions from:
Net investment income	(0.316)	(0.266)	(0.252)	(0.412)	(0.367)
Net realized gain	(3.864)	—	(0.134)	(0.324)	(1.194)
Return of capital	(0.088)	(0.040)	—	—	—
Total dividends and distributions	(4.268)	(0.306)	(0.386)	(0.736)	(1.561)
Net asset value, end of period	$ 13.179	$ 13.190	$ 12.754	$ 10.973	$ 13.461
Total return[2]	33.66%	5.98%	19.83%	(13.46%)	6.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$299,487	$265,377	$233,154	$ 206,169	$200,815
Ratio of expenses to average net assets	0.38%	0.40%	0.41%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.41%	0.42%	0.41%	0.41%
Ratio of net investment income to average net assets	1.54%	1.90%	2.32%	2.51%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	1.89%	2.31%	2.50%	2.16%
Portfolio turnover	76%	64%	66%	71%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–35

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.168	$ 12.740	$ 10.964	$ 13.446	$ 14.150
Income (loss) from investment operations:
Net investment income[1]	0.212	0.171	0.249	0.305	0.273
Net realized and unrealized gain (loss)	3.996	0.537	1.882	(2.084)	0.548
Total from investment operations	4.208	0.708	2.131	(1.779)	0.821
Less dividends and distributions from:
Net investment income	(0.276)	(0.244)	(0.221)	(0.379)	(0.331)
Net realized gain	(3.864)	—	(0.134)	(0.324)	(1.194)
Return of capital	(0.087)	(0.036)	—	—	—
Total dividends and distributions	(4.227)	(0.280)	(0.355)	(0.703)	(1.525)
Net asset value, end of period	$ 13.149	$ 13.168	$ 12.740	$ 10.964	$ 13.446
Total return[2]	33.32%	5.72%	19.52%	(13.67%)	6.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,286	$177,033	$161,176	$ 133,062	$151,360
Ratio of expenses to average net assets	0.63%	0.65%	0.66%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.66%	0.67%	0.66%	0.66%
Ratio of net investment income to average net assets	1.29%	1.65%	2.07%	2.26%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.64%	2.06%	2.25%	1.91%
Portfolio turnover	76%	64%	66%	71%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–36

LVIP SSGA Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in
LVIP SSGA Funds–37

LVIP SSGA Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
As of December 31, 2021, the value and cost of foreign currency held by the LVIP SSGA Developed International 150 Fund is $756,650 and $751,995 and for LVIP SSGA Emerging Markets 100 Fund is $7,485,525 and $7,594,103 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on non convertible bonds are amortized/accreted to interest income using the effective interest method.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LVIP SSGA Funds–38

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—%
On the next $400 million.	0.010%	0.005%	0.015%	—%
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$56,598	$35,142	$95,870	$28,862
Legal	9,157	5,684	15,504	4,669
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$5,645	$10,007	$8,754	$7,234
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP SSGA Funds–39

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$257,339	$161,866	$421,493	$134,407
Distribution fees payable to LFD	30,002	36,519	81,056	46,058
Printing and mailing fees payable to Lincoln Life	1,147	—	2,290	—
Shareholder servicing fees payable to Lincoln Life	23,322	14,187	40,806	12,438
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$534,144,382	$348,423,586	$ 891,453,655	$372,121,335
Sales	613,733,032	413,074,990	1,122,997,334	422,519,906
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$895,254,879	$551,125,158	$1,221,633,874	$448,631,415
Aggregate unrealized appreciation of investments and derivatives	$ 83,222,675	$ 72,420,511	$ 495,672,969	$102,909,857
Aggregate unrealized depreciation of investments and derivatives	(53,152,584)	(51,461,114)	(12,103,614)	(28,205,274)
Net unrealized appreciation of investments and derivatives	$ 30,070,091	$ 20,959,397	$ 483,569,355	$ 74,704,583
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Funds–40

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
LVIP SSGA Developed International 150 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 37,922,605	$ —	$ —	$ 37,922,605
Belgium	5,463,621	—	—	5,463,621
Canada	31,694,212	—	—	31,694,212
Denmark	—	10,190,387	—	10,190,387
Finland	—	7,017,854	—	7,017,854
France	29,020,556	—	—	29,020,556
Germany	1,402,366	35,406,626	—	36,808,992
Hong Kong	61,839,443	—	—	61,839,443
Ireland	5,586,438	—	—	5,586,438
Italy	—	5,954,019	—	5,954,019
Japan	—	392,626,192	4,822,097	397,448,289
Netherlands	35,577,177	—	—	35,577,177
Norway	—	14,550,727	—	14,550,727
Singapore	23,591,715	—	—	23,591,715
Spain	—	43,734,535	—	43,734,535
Sweden	—	21,748,697	—	21,748,697
Switzerland	—	29,490,810	—	29,490,810
United Kingdom	97,182,526	—	—	97,182,526
Preferred Stocks	—	10,637,740	—	10,637,740
Money Market Fund	19,864,626	—	—	19,864,626
Total Investments	$349,145,285	$571,357,587	$4,822,097	$925,324,969
Derivatives:

Assets:
Futures Contract	$469,706	$—	$—	$469,706
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP SSGA Funds–41

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Emerging Markets 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$ 25,552,588	$—	$ 25,552,588
Chile	—	3,809,862	—	3,809,862
China	114,291,686	—	—	114,291,686
Greece	6,625,222	—	—	6,625,222
Hong Kong	52,581,755	—	—	52,581,755
Hungary	5,361,246	—	—	5,361,246
India	42,749,199	—	—	42,749,199
Indonesia	—	6,030,239	—	6,030,239
Kuwait	5,320,874	—	—	5,320,874
Malaysia	2,854,906	—	—	2,854,906
Republic of Korea	2,841,948	87,518,228	—	90,360,176
Russia	19,233,842	—	—	19,233,842
South Africa	46,198,834	—	—	46,198,834
Taiwan	—	125,968,297	—	125,968,297
Thailand	4,644,879	10,823,126	—	15,468,005
Trinidad And Tobago	6,687,039	—	—	6,687,039
Money Market Fund	2,990,785	—	—	2,990,785
Total Investments	$312,382,215	$259,702,340	$—	$572,084,555
Derivatives:

Liabilities:
Futures Contract	$(26,956)	$—	$—	$(26,956)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP SSGA Large Cap 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,701,240,986	$—	$—	$1,701,240,986
Money Market Fund	3,962,243	—	—	3,962,243
Total Investments	$1,705,203,229	$—	$—	$1,705,203,229
Derivatives:

Assets:
Futures Contract	$72,234	$—	$—	$72,234
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–42

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Small-Mid Cap 200 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$517,700,824	$—	$—	$517,700,824
Money Market Fund	5,635,174	—	—	5,635,174
Total Investments	$523,335,998	$—	$—	$523,335,998
Derivatives:

Assets:
Futures Contract	$128,301	$—	$—	$128,301
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies (“PFICS”) and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year ended December 31, 2021
Ordinary income	$42,581,867	$32,412,787	$229,464,518	$123,637,410
Long-term capital gains	—	—	2,313,140	—
Return of capital	—	—	—	2,610,802
Total	$42,581,867	$32,412,787	$231,777,658	$126,248,212
Year ended December 31, 2020
Ordinary income	$22,210,822	$18,656,513	$ 36,672,712	$ 8,782,439
Long-term capital gains	—	—	29,718,761	—
Return of capital	—	—	—	1,311,410
Total	$22,210,822	$18,656,513	$ 66,391,473	$ 10,093,849
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed ordinary income	$ 21,441,728	$ 30,286,225	$ —	$ —
Undistributed long-term capital gains	—	—	16,894,722	—
Capital loss carryforward	(25,698,288)	(168,066,346)	—	—
Other temporary differences	—	(1)	(2)	(2)
Net unrealized appreciation	30,229,823	20,799,886	483,569,358	74,704,587
Distributable earnings/(accumulated loss)	$ 25,973,263	$(116,980,236)	$500,464,078	$74,704,585
LVIP SSGA Funds–43

LVIP SSGA Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
LVIP SSGA Small-Mid Cap 200 Fund
Distributable Earnings/(Accumulated Loss)	$(71,723)
Paid-in capital	71,723
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund
Long-Term	$25,698,288	$168,066,346
Total	$25,698,288	$168,066,346
In 2021, the Funds had utilized the following capital loss carryforward:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Capital loss carryforward utilized	$101,817,131	$58,067,751	$121,121,601	$95,981,304
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	8,052,677	25,147,103	5,918,925	11,028,177	2,963,640	29,582,572
Service Class	1,894,688	3,499,343	1,581,219	2,836,035	4,007,445	4,682,939
Shares reinvested:
Standard Class	4,511,611	2,539,388	2,623,378	1,632,222	12,642,369	4,347,574
Service Class	736,191	419,004	1,067,942	633,887	3,749,067	1,178,678
	15,195,167	31,604,838	11,191,464	16,130,321	23,362,521	39,791,763
Shares redeemed:
Standard Class	(20,949,661)	(26,319,704)	(12,478,431)	(11,330,258)	(17,379,251)	(28,511,685)
Service Class	(3,831,618)	(3,565,082)	(3,758,314)	(3,552,501)	(7,498,993)	(6,156,944)
	(24,781,279)	(29,884,786)	(16,236,745)	(14,882,759)	(24,878,244)	(34,668,629)
Net increase (decrease)	(9,586,112)	1,720,052	(5,045,281)	1,247,562	(1,515,723)	5,123,134

LVIP SSGA Funds–44

LVIP SSGA Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,246,757	8,720,314
Service Class	3,987,421	4,369,832
Shares reinvested:
Standard Class	5,713,995	504,737
Service Class	4,283,938	314,502
	16,232,111	13,909,385
Shares redeemed:
Standard Class	(5,354,737)	(7,387,013)
Service Class	(4,657,893)	(3,891,714)
	(10,012,630)	(11,278,727)
Net increase (decrease)	6,219,481	2,630,658
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Funds, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, each Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs. LVIP SSGA Developed International 150 Fund and the LVIP SSGA EmergingMarkets 100 Fund used derivatives to facilitate or expedite the settlement of portfolio transactions.
LVIP SSGA Funds–45

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
LVIP SSGA Developed International 150 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$469,706	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,311,302	$(8,123)
LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(26,956)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(469,293)	$(151,231)
LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$72,234	Receivables and other assets net of liabilities	$—
LVIP SSGA Funds–46

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,409,755	$(50,640)
LVIP SSGA Small-Mid Cap 200 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$128,301	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$449,089	$103,276
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2021.
Long Derivative Volume
Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$20,378,023
LVIP SSGA Emerging Markets 100 Fund	9,366,815
LVIP SSGA Large Cap 100 Fund	5,502,550
LVIP SSGA Small-Mid Cap 200 Fund	5,217,616
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial
LVIP SSGA Funds–47

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Net Assets.
At December 31, 2021, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.
9. Risk Factors
Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund invest to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.
The LVIP SSGA Emerging Markets 100 Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
The LVIP SSGA Small-Mid Cap 200 Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2021. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Funds–48

LVIP SSGA Funds
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Funds–49

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Funds–50

LVIP SSGA Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors each Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
LVIP SSGA Funds–51

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2022. The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by each Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that underperformance was due to the Fund’s deep value and small-cap bias. The Board noted LIAC’s statement that the Fund’s allocation to smaller-cap stocks was beneficial in 2020 as smaller cap stocks rebounded. The Board noted LIAC’s statement that it believes the Fund can achieve its performance objectives over a full market cycle and that LIAC would continue to monitor performance closely. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
LVIP SSGA Funds–52

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the average fees charged by SSGA to other clients with investment strategies similar to the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Funds–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Funds–58

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 12.58% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the Global Tactical Allocation Composite1, returned 10.54% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (1.54)%.
Economic recovery gathered pace in the first quarter on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved only in the United States (U.S.) and the United Kingdom (U.K.) and lagged in rest of Europe. Emergence of new variants of Coronavirus and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. With economies reopening and inflation pressures building, one of the most notable developments during the first quarter was the dramatic increase in interest rates which saw the yield on the 10 Year U.S. Treasury jump approximately 80 basis points to over 1.7%.
By April, global growth recovery broadened, aided by accelerated vaccine rollout in the U.S. and Europe and the momentum shifting away from China. Incoming data in the latter half of the second quarter pointed to continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of coronavirus and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter aided by the strong economic recovery across key developed markets (DM). Inflation continued to trend higher across regions as a result of supply-side constraints (in both manufacturing and services), resurgent demand and base effects. Meanwhile, ongoing market interventions in China weighed on emerging markets more broadly.
The relatively uninterrupted progress that equity markets had managed to achieve since the depths of the COVID-induced market panic started to encounter some more serious, though not debilitating, disturbances in the third quarter. The MSCI All Country World Index, for instance, registered its first quarterly loss since the beginning of 2020 – even if the total return concession was just barely in the red. A confluence of slower - and at times disappointing - economic data, aggressive macroprudential and regulatory interventions in China and collective investor anxiety surrounding monetary policy withdrawal all served to reinforce a more tentative tone to trading as the third quarter came to a close.
2021 closed on a constructive note for most asset classes as markets sought to decipher the future path of interest rates as inflation readings remained elevated. In November the Federal Reserve announced that it would begin to taper its asset purchases later that month. But that adjustment was widely anticipated. The emergence of the Omicron variant took markets by surprise just after Thanksgiving and hit commodity markets especially hard. Nonetheless markets would climb back from this relatively brief downturn until encountering some more challenging conditions following a relatively hawkish pivot from the Federal Reserve’s December policy meeting and an unanticipated rate hike from the Bank of England. But stocks would again rally through the end of the year with the MSCI All Country World Index posting a full year return of almost 19%. Bond markets never quite recovered from the downturn earlier in the year and broad based indices such as the Bloomberg U.S. Aggregate Index finished with small losses for the year.
The favorable Fund performance was driven by strong returns in both security selection and asset allocation positioning. Within equities, the inclusion of strategies targeting less expensive and smaller companies proved beneficial. And pro-growth positions across equities and commodities helped lift performance from an asset allocation perspective.
Strong security selection results for the equity strategies favoring value and lower market capitalization was a key driver of Fund outperformance during 2021. These strategies, which were incorporated across US large cap, US small cap, international developed equity and emerging market equity, all outperformed traditional market cap weighed benchmarks. The strategies delivered particularly strong performance in the beginning of the year as interest rates rose significantly. Asset allocation positioning also benefited the portfolios as a pro-growth stance was maintained for much of the year, including an allocation to commodities.
Equity sector allocations contributed negatively to Fund performance. Weak performance from some of the quality-oriented factors used to select sectors as well as poor timing in volatile sectors such as energy led to weak performance within the sector allocations. Periodic allocations to cash also modestly detracted from the yearly results.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Jason Forsythe
SSGA Funds Management, Inc.:	Jeremiah Holly
Michael Martel
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,422 for the Standard Class shares and to $17,968 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $23,161 and $13,308, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 12.58%
Five Years	+ 8.01%
Ten Years	+ 6.30%
Service Class Shares
One Year	+ 12.29%
Five Years	+ 7.74%
Ten Years	+ 6.04%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,026.70	0.36%	$1.84
Service Class Shares	1,000.00	1,025.40	0.61%	3.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	35.98%
Investment Companies	35.98%
Equity Funds	16.06%
Fixed Income Fund	9.39%
International Equity Funds	10.53%
Unaffiliated Investments	63.93%
Investment Companies	63.93%
Equity Funds	16.87%
Fixed Income Funds	25.10%
International Equity Funds	15.72%
Money Market Fund	6.24%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–35.98%
INVESTMENT COMPANIES–35.98%
Equity Funds–16.06%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	6,776,387	$ 99,260,523
LVIP SSGA S&P 500 Index Fund	137,386	4,133,255
LVIP SSGA Small-Cap Index Fund	417,601	16,552,047
LVIP SSGA Small-Mid Cap 200 Fund	1,263,703	16,654,335
		136,600,160
Fixed Income Fund–9.39%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,913,549	79,823,832
		79,823,832
International Equity Funds–10.53%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	8,876,928	73,208,026
LVIP SSGA Emerging Markets 100 Fund	1,388,407	12,155,504
LVIP SSGA International Index Fund	368,642	4,135,429
		89,498,959
Total Affiliated Investments (Cost $249,103,690)		305,922,951

UNAFFILIATED INVESTMENTS–63.93%
INVESTMENT COMPANIES–63.93%
Equity Funds–16.87%
SPDR® Portfolio S&P 600 Small Cap ETF	866,233	38,711,953
SPDR® S&P 500 ETF Trust	220,501	104,729,155
		143,441,108
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds–25.10%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,209,221	$ 17,001,647
SPDR® Portfolio Aggregate Bond ETF	1,481,188	43,872,789
SPDR® Portfolio Long Term Corporate Bond ETF	1,268,065	39,918,686
SPDR® Portfolio Long Term Treasury ETF	748,091	31,532,036
SPDR® Portfolio TIPS ETF	2,057,707	64,817,770
SPDR® FTSE International Government Inflation-Protected Bond ETF	303,501	16,331,389
		213,474,317
International Equity Funds–15.72%
SPDR® Portfolio Developed World ex-US ETF	1,827,260	66,658,445
SPDR® Portfolio Emerging Markets ETF	704,163	29,215,723
Vanguard FTSE European ETF	553,759	37,788,514
		133,662,682
Money Market Fund–6.24%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	53,099,315	53,099,315
		53,099,315
Total Unaffiliated Investments (Cost $464,213,273)		543,677,422

TOTAL INVESTMENTS–99.91% (Cost $713,316,963)	849,600,373
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	753,402
NET ASSETS APPLICABLE TO 68,089,900 SHARES OUTSTANDING–100.00%	$850,353,775

✧✧ Standard Class shares.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
14	British Pound	$1,183,963	$1,155,737	3/14/22	$ 28,226	$ —
13	Euro	1,852,906	1,840,672	3/14/22	12,234	—
13	Japanese Yen	1,413,425	1,429,479	3/14/22	—	(16,054)
					40,460	(16,054)
Equity Contracts:
34	E-mini MSCI Emerging Markets Index	2,084,710	2,105,699	3/18/22	—	(20,989)
22	E-mini Russell 2000 Index	2,467,080	2,484,437	3/18/22	—	(17,357)
36	E-mini S&P 500 Index	8,565,300	8,421,020	3/18/22	144,280	—
40	Euro STOXX 50 Index	1,952,527	1,909,659	3/18/22	42,868	—
12	FTSE 100 Index	1,189,607	1,178,254	3/18/22	11,353	—
6	Nikkei 225 Index (OSE)	1,501,173	1,465,552	3/10/22	35,621	—
					234,122	(38,346)
Total Futures Contracts					$274,582	$(54,400)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Unaffiliated investments, at value	$543,677,422
Affiliated investments, at value	305,922,951
Cash collateral held at broker for futures contracts	1,139,174
Dividends and interest receivable	403,214
Receivable for fund shares sold	15,861
Prepaid expenses	3,044
TOTAL ASSETS	851,161,666
LIABILITIES:
Due to manager and affiliates	402,594
Payable for fund shares redeemed	333,280
Other accrued expenses payable	38,422
Variation margin due to broker on futures contracts	33,595
TOTAL LIABILITIES	807,891
TOTAL NET ASSETS	$850,353,775
Unaffiliated investments, at cost	$464,213,273
Affiliated investments, at cost	249,103,690
Standard Class:
Net Assets	$ 55,090,234
Shares Outstanding	4,410,897
Net Asset Value Per Share	$ 12.490
Service Class:
Net Assets	$795,263,541
Shares Outstanding	63,679,003
Net Asset Value Per Share	$ 12.489
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$760,290,591
Distributable earnings/(accumulated loss)	90,063,184
TOTAL NET ASSETS	$850,353,775
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$18,969,605
Dividends from affiliated investments	8,312,619
27,282,224
EXPENSES:
Management fees	3,445,329
Distribution fees-Service Class	2,020,443
Shareholder servicing fees	249,786
Accounting and administration expenses	122,838
Professional fees	42,041
Reports and statements to shareholders	20,141
Trustees’ fees and expenses	18,309
Custodian fees	7,443
Consulting fees	3,460
Pricing fees	902
Other	21,441
5,952,133
Less:
Management fees waived	(861,332)
Total operating expenses	5,090,801
NET INVESTMENT INCOME	22,191,423
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	11,145,932
Sale of unaffiliated investments	23,778,306
Distributions from affiliated investment companies	16,047,663
Futures contracts	3,124,149
Net realized gain	54,096,050
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	12,214,674
Unaffiliated investments	11,531,622
Foreign currencies	24
Futures contracts	(241,771)
Net change in unrealized appreciation (depreciation)	23,504,549
NET REALIZED AND UNREALIZED GAIN	77,600,599
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,792,022
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,191,423	$ 11,826,550
Net realized gain	54,096,050	7,528,296
Net change in unrealized appreciation (depreciation)	23,504,549	30,894,300
Net increase in net assets resulting from operations	99,792,022	50,249,146
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,124,272)	(2,424,133)
Service Class	(87,317,420)	(38,407,508)
	(93,441,692)	(40,831,641)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,566,143	3,320,592
Service Class	15,860,873	18,261,647
Reinvestment of dividends and distributions:
Standard Class	6,124,272	2,424,133
Service Class	87,317,420	38,407,508
	115,868,708	62,413,880
Cost of shares redeemed:
Standard Class	(6,257,930)	(5,949,681)
Service Class	(109,086,527)	(107,629,089)
	(115,344,457)	(113,578,770)
Increase (decrease) in net assets derived from capital share transactions	524,251	(51,164,890)
NET INCREASE (DECREASE) IN NET ASSETS	6,874,581	(41,747,385)
NET ASSETS:
Beginning of year	843,479,194	885,226,579
End of year	$ 850,353,775	$ 843,479,194
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.446	$ 12.268	$ 11.026	$ 12.394	$ 11.227
Income (loss) from investment operations:
Net investment income[2]	0.375	0.198	0.274	0.251	0.268
Net realized and unrealized gain (loss)	1.185	0.615	1.455	(1.265)	1.396
Total from investment operations	1.560	0.813	1.729	(1.014)	1.664
Less dividends and distributions from:
Net investment income	(0.678)	(0.220)	(0.310)	(0.354)	(0.497)
Net realized gain	(0.838)	(0.415)	(0.177)	—	—
Total dividends and distributions	(1.516)	(0.635)	(0.487)	(0.354)	(0.497)
Net asset value, end of period	$ 12.490	$ 12.446	$ 12.268	$ 11.026	$ 12.394
Total return[3]	12.58%	7.02%	15.75%	(8.18%)	14.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 55,090	$48,644	$ 48,147	$ 44,683	$ 50,670
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%	0.35%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.46%	0.46%	0.46%	0.45%	0.44%
Ratio of net investment income to average net assets	2.81%	1.71%	2.30%	2.05%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.71%	1.61%	2.20%	1.95%	2.12%
Portfolio turnover	91%	81%	65%	34%	41%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.446	$ 12.270	$ 11.028	$ 12.392	$ 11.227
Income (loss) from investment operations:
Net investment income[2]	0.341	0.169	0.244	0.220	0.237
Net realized and unrealized gain (loss)	1.184	0.612	1.454	(1.262)	1.395
Total from investment operations	1.525	0.781	1.698	(1.042)	1.632
Less dividends and distributions from:
Net investment income	(0.644)	(0.190)	(0.279)	(0.322)	(0.467)
Net realized gain	(0.838)	(0.415)	(0.177)	—	—
Total dividends and distributions	(1.482)	(0.605)	(0.456)	(0.322)	(0.467)
Net asset value, end of period	$ 12.489	$ 12.446	$ 12.270	$ 11.028	$ 12.392
Total return[3]	12.29%	6.75%	15.47%	(8.40%)	14.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$795,264	$794,835	$837,080	$809,893	$960,694
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.60%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.71%	0.71%	0.71%	0.70%	0.69%
Ratio of net investment income to average net assets	2.56%	1.46%	2.05%	1.80%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.46%	1.36%	1.95%	1.70%	1.87%
Portfolio turnover	91%	81%	65%	34%	41%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. The Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$50,171
Legal	8,113
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,428 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$214,587
Distribution fees payable to LFD	167,264
Shareholder servicing fees payable to Lincoln Life	20,743
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-35.98%@
Equity Funds-16.06%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 97,787,828	$18,747,561	$ 31,258,202	$ 3,722,618	$10,260,718	$ 99,260,523	6,776,387	$2,139,998	$11,647,563
✧✧LVIP SSGA S&P 500 Index Fund	4,107,067	115,292	1,069,713	692,147	288,462	4,133,255	137,386	49,338	65,955
✧✧LVIP SSGA Small-Cap Index Fund	16,158,271	1,860,146	3,300,000	963,065	870,565	16,552,047	417,601	138,206	451,939
✧✧LVIP SSGA Small-Mid Cap 200 Fund	16,359,656	4,625,544	5,390,000	1,331,692	(272,557)	16,654,335	1,263,703	299,537	3,666,007
Fixed Income Fund-9.39%@
✧✧LVIP SSGA Bond Index Fund	66,608,507	34,205,808	17,770,000	285,636	(3,506,119)	79,823,832	6,913,549	1,589,609	216,199
International Equity Funds-10.53%@
✧✧LVIP SSGA Developed International 150 Fund	73,794,801	7,672,263	14,440,000	646,575	5,534,387	73,208,026	8,876,928	3,292,263	—
✧✧LVIP SSGA Emerging Markets 100 Fund	21,016,914	8,097,206	18,670,000	1,442,765	268,619	12,155,504	1,388,407	697,206	—
✧✧LVIP SSGA International Index Fund	20,686,934	176,462	17,560,000	2,061,434	(1,229,401)	4,135,429	368,642	106,462	—
Total	$316,519,978	$ 75,500,282	$109,457,915	$11,145,932	$ 12,214,674	$305,922,951		$ 8,312,619	$ 16,047,663

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$743,905,218
Sales	787,935,929
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$732,699,200
Aggregate unrealized appreciation of investments and derivatives	$121,551,081
Aggregate unrealized depreciation of investments and derivatives	(4,614,287)
Net unrealized appreciation of investments and derivatives	$116,936,794
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$305,922,951	$—	$—	$305,922,951
Unaffiliated Investment Companies	543,677,422	—	—	543,677,422
Total Investments	$849,600,373	$—	$—	$849,600,373
Derivatives:
Assets:
Futures Contracts	$ 274,582	$—	$—	$ 274,582
Liabilities:
Futures Contracts	$ (54,400)	$—	$—	$ (54,400)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$81,263,720	$19,692,141
Long-term capital gains	12,177,972	21,139,500
Total	$93,441,692	$40,831,641
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,211,260
Undistributed long-term capital gains	11,795,562
Other temporary differences	(39,881,248)
Net unrealized appreciation	116,937,610
Distributable earnings/(accumulated loss)	$ 90,063,184
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	490,397	288,347
Service Class	1,188,332	1,626,718
Shares reinvested:
Standard Class	480,354	206,957
Service Class	6,846,713	3,293,217
	9,005,796	5,415,239
Shares redeemed:
Standard Class	(468,239)	(511,337)
Service Class	(8,220,309)	(9,276,735)
	(8,688,548)	(9,788,072)
Net increase (decrease)	317,248	(4,372,833)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$234,122	Variation margin due to broker on futures contracts	$(38,346)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	40,460	Variation margin due to broker on futures contracts	(16,054)
Total		$274,582		$(54,400)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,319,723	$(215,364)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(195,574)	(26,407)
Total		$3,124,149	$(241,771)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$22,239,246	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, one of which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategies with the same portfolio management team as the Fund. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–26

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 11.06% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.26%.
The consistent storyline in most of the developed world was economic recovery as vaccine distribution became widespread and the world learned how to adapt to a new way of life. Many initiatives throughout Europe and Asia collectively attributed to the benchmark’s success. During the first quarter alone, the UK developed a £65 billion stimulus package and Japan approved a larger than normal budget equivalent to US$1 trillion to kickstart their respective economies. Following those plans, second quarter brought recovery funding approvals for many European countries including Portugal, Spain, and Greece. The third quarter produced a small dip in the benchmark index as supply chain disruptions and the unfortunate reality of a new COVID variant emerged. As the year closed, however, the benchmark index righted the ship thanks to strong earnings announcements and healthy holiday spending.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Nestle S.A., Novo Nordisk A/S Class B, and ASML Holding NV. The top negative contributors to the Fund’s performance during the period were SoftBank Group Corp., AIA Group Limited, and M3, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,036 for the Standard Class shares and to $20,515 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,649. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 11.06%
Five Years	+ 9.40%
Ten Years	+ 7.72%
Service Class Shares
One Year	+ 10.78%
Five Years	+ 9.13%
Ten Years	+ 7.45%
1 The MSCI EAFE Index (net dividends) is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 829 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,020.90	0.37%	$1.88
Service Class Shares	1,000.00	1,019.70	0.62%	3.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.00	0.62%	3.16

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Security Type/Country	Percentage of Net Assets
Common Stock	98.48%
Australia	6.76%
Austria	0.24%
Belgium	0.81%
Chile	0.04%
China	0.01%
Denmark	2.51%
Faeroe Islands	0.18%
Finland	1.25%
France	11.34%
Germany	8.10%
Greenland	0.23%
Hong Kong	2.72%
Ireland	0.74%
Isle Of Man	0.08%
Israel	0.71%
Italy	2.17%
Japan	22.31%
Luxembourg	0.09%
Malta	0.00%
Netherlands	6.13%
New Zealand	0.29%
Norway	0.66%
Poland	0.01%
Portugal	0.19%
Singapore	1.02%
Spain	2.23%
Sweden	3.83%
Switzerland	10.69%
Thailand	0.18%
United Kingdom	12.82%
United States	0.14%
Preferred Stocks	0.54%
Money Market Fund	0.53%
Total Investments	99.55%
Receivables and Other Assets Net of Liabilities	0.45%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.06%
Air Freight & Logistics	0.74%
Airlines	0.11%
Auto Components	0.78%
Sector	Percentage of Net Assets
Automobiles	3.09%
Banks	8.41%
Beverages	2.06%
Biotechnology	0.82%
Building Products	1.28%
Capital Markets	2.82%
Chemicals	3.56%
Commercial Services & Supplies	0.32%
Communications Equipment	0.39%
Construction & Engineering	0.71%
Construction Materials	0.56%
Containers & Packaging	0.08%
Diversified Consumer Services	0.03%
Diversified Financial Services	0.90%
Diversified Telecommunication Services	1.75%
Electric Utilities	1.81%
Electrical Equipment	1.92%
Electronic Equipment, Instruments & Components	1.80%
Energy Equipment & Services	0.03%
Entertainment	0.84%
Equity Real Estate Investment Trusts	1.36%
Food & Staples Retailing	1.45%
Food Products	3.34%
Gas Utilities	0.36%
Health Care Equipment & Supplies	2.34%
Health Care Providers & Services	0.43%
Health Care Technology	0.13%
Hotels, Restaurants & Leisure	1.37%
Household Durables	1.50%
Household Products	0.74%
Independent Power and Renewable Electricity Producers	0.09%
Industrial Conglomerates	1.57%
Insurance	4.64%
Interactive Media & Services	0.29%
Internet & Direct Marketing Retail	0.83%
IT Services	1.71%
Leisure Products	0.24%
Life Sciences Tools & Services	0.63%
Machinery	3.39%
Marine	0.39%
Media	0.51%
Metals & Mining	2.99%
Multiline Retail	0.42%
Multi-Utilities	0.95%
Oil, Gas & Consumable Fuels	3.30%
Paper & Forest Products	0.33%
Personal Products	1.87%
Pharmaceuticals	8.28%
LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Professional Services	1.84%
Real Estate Management & Development	1.42%
Road & Rail	0.58%
Semiconductors & Semiconductor Equipment	3.52%
Software	1.68%
Specialty Retail	0.69%
Technology Hardware, Storage & Peripherals	0.46%
Textiles, Apparel & Luxury Goods	3.44%
Tobacco	0.80%
Trading Companies & Distributors	1.62%
Transportation Infrastructure	0.45%
Water Utilities	0.11%
Wireless Telecommunication Services	1.09%
Total	99.02%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle SA	2.25%
ASML Holding NV	1.90%
Roche Holding AG	1.75%
LVMH Moet Hennessy Louis Vuitton SE	1.32%
Toyota Motor Corp.	1.12%
Novartis AG	1.10%
Novo Nordisk AS Class B	1.08%
AstraZeneca PLC	1.04%
Royal Dutch Shell PLC	0.97%
Sony Group Corp.	0.91%
Total	13.44%

IT–Information Technology

LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.48%
Australia–6.76%
†Afterpay Ltd.	37,372	$ 2,257,042
Ampol Ltd.	47,268	1,020,002
APA Group	223,823	1,638,195
Aristocrat Leisure Ltd.	109,713	3,477,831
ASX Ltd.	31,382	2,121,090
Aurizon Holdings Ltd.	325,129	825,551
AusNet Services Ltd.	435,365	814,047
Australia & New Zealand Banking Group Ltd.	500,070	10,008,851
BHP Group Ltd.	514,425	15,532,201
BlueScope Steel Ltd.	86,097	1,309,173
Brambles Ltd.	246,829	1,908,940
Cochlear Ltd.	11,375	1,788,583
Coles Group Ltd.	240,196	3,135,097
Commonwealth Bank of Australia	311,776	22,910,095
Computershare Ltd.	88,428	1,286,716
†Crown Resorts Ltd.	79,376	690,690
CSL Ltd.	79,297	16,772,373
Dexus	199,042	1,610,321
Domino's Pizza Enterprises Ltd.	10,644	914,029
Endeavour Group Ltd.	226,771	1,112,014
Evolution Mining Ltd.	282,375	834,094
Fortescue Metals Group Ltd.	299,496	4,185,827
Goodman Group	292,197	5,633,580
GPT Group	337,644	1,331,439
IDP Education Ltd.	36,389	917,352
Insurance Australia Group Ltd.	392,398	1,216,184
James Hardie Industries PLC	80,323	3,231,677
Lendlease Corp. Ltd.	120,231	935,098
Macquarie Group Ltd.	60,260	9,005,180
Magellan Financial Group Ltd.	27,203	420,372
Medibank Pvt Ltd.	443,136	1,080,052
Mirvac Group	701,067	1,484,278
National Australia Bank Ltd.	579,432	12,157,956
Newcrest Mining Ltd.	142,838	2,544,005
Northern Star Resources Ltd.	192,517	1,318,019
Orica Ltd.	80,976	806,534
Origin Energy Ltd.	268,522	1,023,703
†Qantas Airways Ltd.	154,254	562,260
QBE Insurance Group Ltd.	271,525	2,242,170
Ramsay Health Care Ltd.	32,540	1,692,725
REA Group Ltd.	8,586	1,047,204
Reece Ltd.	51,086	1,004,641
Rio Tinto Ltd.	65,722	4,786,864
Santos Ltd.	535,633	2,459,006
Scentre Group	907,792	2,087,066
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
SEEK Ltd.	56,009	$ 1,335,764
Sonic Healthcare Ltd.	74,143	2,515,350
South32 Ltd.	852,460	2,494,296
Stockland	429,346	1,324,452
Suncorp Group Ltd.	218,699	1,761,397
†Sydney Airport	212,520	1,342,092
Tabcorp Holdings Ltd.	405,855	1,482,305
Telstra Corp. Ltd.	675,976	2,055,750
Transurban Group	536,167	5,391,020
Treasury Wine Estates Ltd.	138,038	1,243,318
Vicinity Centres	683,296	840,153
Washington H Soul Pattinson & Co. Ltd.	37,743	813,088
†Wesfarmers Ltd.	196,062	8,458,843
Westpac Banking Corp.	644,711	10,014,420
WiseTech Global Ltd.	30,236	1,288,655
Woodside Petroleum Ltd.	178,927	2,854,811
Woolworths Group Ltd.	226,771	6,271,165
		206,627,006
Austria–0.24%
Erste Group Bank AG	59,937	2,809,868
OMV AG	28,032	1,585,286
Raiffeisen Bank International AG	31,533	926,141
Verbund AG	10,993	1,235,440
voestalpine AG	24,055	872,792
		7,429,527
Belgium–0.81%
Ageas SA/NV	29,921	1,551,663
†Anheuser-Busch InBev SA/NV	133,905	8,105,809
Elia Group SA/NV	4,163	548,369
Etablissements Franz Colruyt NV	11,289	478,885
Groupe Bruxelles Lambert SA	21,026	2,349,763
KBC Group NV	45,857	3,939,629
Proximus SADP	32,419	632,621
Sofina SA	2,794	1,374,178
Solvay SA	14,260	1,659,217
UCB SA	23,050	2,633,426
Umicore SA	33,743	1,373,386
		24,646,946
Chile–0.04%
Antofagasta PLC	66,473	1,204,309
		1,204,309
China–0.01%
†Futu Holdings Ltd. ADR	8,800	381,040
		381,040
LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark–2.51%
Ambu AS Class B	27,691	$ 730,871
AP Moller - Maersk AS Class A	522	1,731,768
AP Moller - Maersk AS Class B	1,077	3,844,150
Carlsberg AS Class B	17,602	3,038,945
Chr Hansen Holding AS	18,361	1,447,772
Coloplast AS Class B	21,378	3,764,136
Danske Bank AS	124,239	2,144,861
†Demant AS	16,353	837,374
DSV AS	35,343	8,235,918
†Genmab AS	11,153	4,451,753
GN Store Nord AS	23,990	1,505,271
Novo Nordisk AS Class B	295,216	33,160,392
Novozymes AS Class B	36,242	2,975,823
Orsted AS	33,984	4,352,231
Pandora AS	17,850	2,220,377
ROCKWOOL International AS Class B	1,524	665,497
Tryg AS	63,276	1,561,501
		76,668,640
Faeroe Islands–0.18%
Vestas Wind Systems AS	177,472	5,404,932
		5,404,932
Finland–1.25%
Elisa Oyj	23,864	1,469,448
Fortum Oyj	77,853	2,387,785
Kesko Oyj Class B	51,648	1,721,469
Kone Oyj Class B	59,982	4,304,228
Neste Oyj	74,719	3,677,353
†Nokia Oyj	959,800	6,079,071
Nordea Bank Abp	571,852	6,976,206
Orion Oyj Class B	15,299	635,501
Sampo Oyj Class A	87,647	4,386,559
Stora Enso Oyj Class R	98,947	1,816,009
UPM-Kymmene Oyj	95,550	3,635,543
Wartsila OYJ Abp	70,882	994,175
		38,083,347
France–11.34%
†Accor SA	33,285	1,078,112
†Aeroports de Paris	6,327	816,132
Air Liquide SA	82,407	14,384,534
†Airbus SE	102,148	13,066,958
Alstom SA	55,776	1,982,500
Amundi SA	9,532	787,325
Arkema SA	12,087	1,704,305
AXA SA	334,145	9,961,401
BioMerieux	6,841	972,781
BNP Paribas SA	195,355	13,515,952
Bollore SA	126,487	708,507
Bouygues SA	42,213	1,513,393
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Bureau Veritas SA	50,111	$ 1,664,758
Capgemini SE	27,456	6,736,238
Carrefour SA	105,995	1,943,475
Cie de Saint-Gobain	88,203	6,212,929
Cie Generale des Etablissements Michelin SCA	29,962	4,917,205
CNP Assurances	36,584	905,906
Covivio	10,450	858,987
Credit Agricole SA	204,534	2,922,417
Danone SA	114,634	7,124,583
Dassault Aviation SA	5,340	577,561
Dassault Systemes SE	116,710	6,950,654
Edenred	45,050	2,080,811
Eiffage SA	14,950	1,539,681
Electricite de France SA	83,920	986,958
Engie SA	322,472	4,777,885
EssilorLuxottica SA	50,147	10,689,970
Eurazeo SE	8,562	748,634
Faurecia SE	22,351	1,061,867
Gecina SA	8,101	1,133,505
Getlink SE	77,105	1,278,135
Hermes International	5,610	9,810,406
Ipsen SA	8,038	736,676
Kering SA	13,106	10,547,779
†Klepierre SA	30,955	734,801
La Francaise des Jeux SAEM	16,783	744,044
Legrand SA	47,001	5,506,243
L'Oreal SA	44,275	21,017,228
LVMH Moet Hennessy Louis Vuitton SE	48,617	40,239,767
Orange SA	338,803	3,630,849
Orpea SA	8,949	897,601
Pernod Ricard SA	36,133	8,700,561
Publicis Groupe SA	41,106	2,770,511
Remy Cointreau SA	3,589	874,420
†Renault SA	36,247	1,260,506
Safran SA	60,065	7,362,219
Sanofi	197,810	19,948,801
Sartorius Stedim Biotech	5,114	2,808,671
Schneider Electric SE	93,827	18,422,523
SEB SA	4,862	757,794
Societe Generale SA	141,319	4,859,732
Sodexo SA	16,053	1,408,374
STMicroelectronics NV	120,015	5,925,948
Suez SA	58,012	1,308,384
Teleperformance	10,696	4,773,538
Thales SA	18,645	1,587,804
TotalEnergies SE	440,161	22,365,125
†Ubisoft Entertainment SA	17,718	868,805
†Unibail-Rodamco-Westfield	164,321	1,686,618
Valeo SA	41,370	1,251,911
Veolia Environnement SA	111,375	4,090,581

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Vinci SA	92,652	$ 9,800,543
Vivendi SE	125,055	1,692,840
Wendel SE	5,771	692,508
†Worldline SA	40,574	2,263,943
		346,952,113
Germany–8.10%
adidas AG	33,083	9,526,092
Allianz SE	71,869	16,950,922
Aroundtown SA	172,110	1,038,231
BASF SE	159,808	11,216,181
Bayer AG	170,591	9,110,290
Bayerische Motoren Werke AG	58,435	5,845,967
Bechtle AG	15,486	1,101,977
Beiersdorf AG	18,253	1,871,024
Brenntag SE	27,379	2,472,428
Carl Zeiss Meditec AG	6,394	1,341,310
†Commerzbank AG	167,606	1,268,035
†Continental AG	20,051	2,106,667
Covestro AG	33,739	2,076,567
Daimler AG	148,789	11,368,096
†Daimler Truck Holding AG	74,394	2,734,884
†Delivery Hero SE	27,597	3,054,727
†Deutsche Bank AG	363,210	4,523,786
Deutsche Boerse AG	33,593	5,609,171
†Deutsche Lufthansa AG	101,280	709,157
Deutsche Post AG	174,200	11,204,675
Deutsche Telekom AG	578,261	10,684,809
E.ON SE	394,553	5,483,276
Evonik Industries AG	40,700	1,314,833
Fresenius Medical Care AG & Co. KGaA	38,355	2,486,485
Fresenius SE & Co. KGaA	76,086	3,058,154
GEA Group AG	25,921	1,415,789
Hannover Rueck SE	10,828	2,052,951
HeidelbergCement AG	26,152	1,769,890
†HelloFresh SE	29,027	2,224,573
Henkel AG & Co. KGaA	19,599	1,527,764
Infineon Technologies AG	227,643	10,480,332
KION Group AG	12,297	1,343,148
Knorr-Bremse AG	13,717	1,354,752
LANXESS AG	15,612	965,426
LEG Immobilien SE	13,388	1,866,592
Merck KGaA	21,881	5,629,041
MTU Aero Engines AG	9,472	1,923,231
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	24,137	7,125,451
Nemetschek SE	8,714	1,114,207
Puma SE	17,680	2,159,156
Rational AG	968	990,035
RWE AG	113,224	4,587,444
SAP SE	182,587	25,697,203
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Scout24 AG	17,276	$ 1,206,319
Siemens AG	133,665	23,151,150
Siemens Healthineers AG	48,722	3,632,673
Symrise AG	23,587	3,488,391
Telefonica Deutschland Holding AG	190,187	527,538
Uniper SE	16,078	763,385
United Internet AG	19,309	765,530
Volkswagen AG	5,406	1,580,356
Vonovia SE	128,839	7,099,307
†Zalando SE	38,884	3,132,358
		247,731,736
Greenland–0.23%
Ferguson PLC	39,676	7,037,837
		7,037,837
Hong Kong–2.72%
AIA Group Ltd.	2,116,200	21,331,485
BOC Hong Kong Holdings Ltd.	668,000	2,188,816
Budweiser Brewing Co. APAC Ltd.	260,900	684,241
†Chow Tai Fook Jewellery Group Ltd.	351,400	631,817
CK Asset Holdings Ltd.	351,800	2,217,488
CK Hutchison Holdings Ltd.	474,660	3,061,910
CK Infrastructure Holdings Ltd.	141,000	897,801
CLP Holdings Ltd.	285,500	2,883,358
†ESR Cayman Ltd.	318,200	1,075,283
†Galaxy Entertainment Group Ltd.	378,000	1,958,461
Hang Lung Properties Ltd.	314,000	645,916
Hang Seng Bank Ltd.	132,600	2,426,662
Henderson Land Development Co. Ltd.	236,149	1,005,463
HK Electric Investments & HK Electric Investments Ltd.	564,808	554,120
HKT Trust & HKT Ltd.	581,592	781,667
Hong Kong & China Gas Co. Ltd.	1,951,358	3,038,068
Hong Kong Exchanges & Clearing Ltd.	209,908	12,259,249
Hongkong Land Holdings Ltd.	179,600	933,920
Jardine Matheson Holdings Ltd.	39,700	2,183,897
Link REIT	374,922	3,300,831
†Melco Resorts & Entertainment Ltd. ADR	44,746	455,514
MTR Corp. Ltd.	283,296	1,520,470

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
New World Development Co. Ltd.	280,869	$ 1,111,222
Power Assets Holdings Ltd.	254,000	1,583,113
†Sands China Ltd.	423,468	986,230
Sino Land Co. Ltd.	508,363	633,046
SITC International Holdings Co. Ltd.	235,000	849,882
Sun Hung Kai Properties Ltd.	228,505	2,772,226
Swire Pacific Ltd. Class A	106,000	602,894
Swire Properties Ltd.	249,361	624,878
Techtronic Industries Co. Ltd.	242,000	4,816,692
WH Group Ltd.	1,359,340	852,469
Wharf Real Estate Investment Co. Ltd.	317,000	1,609,890
Xinyi Glass Holdings Ltd.	344,000	860,270
		83,339,249
Ireland–0.74%
CRH PLC	139,043	7,364,135
DCC PLC	17,612	1,442,243
†Flutter Entertainment PLC	28,751	4,549,887
Kerry Group PLC Class A	26,829	3,459,199
Kingspan Group PLC	27,130	3,243,187
Smurfit Kappa Group PLC	45,926	2,532,769
		22,591,420
Isle Of Man–0.08%
†Entain PLC	102,403	2,332,766
		2,332,766
Israel–0.71%
Azrieli Group Ltd.	9,046	863,084
Bank Hapoalim BM	203,905	2,098,582
Bank Leumi Le-Israel BM	255,329	2,738,662
†Check Point Software Technologies Ltd.	20,064	2,338,660
†CyberArk Software Ltd.	6,400	1,108,992
Elbit Systems Ltd.	5,177	894,868
†Fiverr International Ltd.	5,100	579,870
ICL Group Ltd.	123,792	1,192,378
Israel Discount Bank Ltd. Class A	186,199	1,250,189
†Kornit Digital Ltd.	8,100	1,233,225
Mizrahi Tefahot Bank Ltd.	24,502	943,587
†Nice Ltd.	10,973	3,327,623
†Teva Pharmaceutical Industries Ltd.	139,930	1,142,901
†Teva Pharmaceutical Industries Ltd. ADR	55,369	443,506
†Wix.com Ltd.	9,300	1,467,447
		21,623,574
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy–2.17%
Amplifon SpA	23,545	$ 1,266,913
Assicurazioni Generali SpA	197,122	4,166,118
†Atlantia SpA	91,704	1,819,570
CNH Industrial NV	175,990	3,402,626
Davide Campari-Milano NV	100,699	1,469,427
DiaSorin SpA	4,246	807,784
Enel SpA	1,416,344	11,325,197
Eni SpA	448,899	6,238,696
Ferrari NV	22,205	5,715,698
FinecoBank Banca Fineco SpA	108,256	1,895,835
Infrastrutture Wireless Italiane SpA	52,629	638,181
Intesa Sanpaolo SpA	2,851,960	7,366,394
Mediobanca Banca di Credito Finanziario SpA	101,836	1,169,126
Moncler SpA	35,950	2,598,043
†Nexi SpA	83,097	1,316,787
Poste Italiane SpA	82,911	1,086,156
Prysmian SpA	42,244	1,589,056
Recordati Industria Chimica e Farmaceutica SpA	16,947	1,088,236
Snam SpA	328,693	1,979,775
Telecom Italia SpA	1,751,080	861,490
Tenaris SA	82,986	866,125
Terna - Rete Elettrica Nazionale	227,592	1,841,137
UniCredit SpA	371,533	5,710,961
		66,219,331
Japan–22.31%
Advantest Corp.	34,100	3,229,241
Aeon Co. Ltd.	115,200	2,714,824
AGC, Inc.	34,200	1,633,839
Aisin Corp.	24,700	947,678
Ajinomoto Co., Inc.	86,600	2,636,287
†ANA Holdings, Inc.	24,500	512,169
Asahi Group Holdings Ltd.	79,500	3,094,838
Asahi Intecc Co. Ltd.	33,700	723,997
Asahi Kasei Corp.	226,400	2,132,767
Astellas Pharma, Inc.	329,200	5,357,904
Azbil Corp.	23,300	1,062,679
Bandai Namco Holdings, Inc.	36,700	2,869,513
Benefit One, Inc.	13,900	597,207
Bridgestone Corp.	100,300	4,306,145
Brother Industries Ltd.	36,000	693,882
Canon, Inc.	175,500	4,281,087
Capcom Co. Ltd.	33,200	781,904
Central Japan Railway Co.	26,100	3,473,178
Chiba Bank Ltd.	80,000	457,642
Chubu Electric Power Co., Inc.	115,900	1,224,195

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Chugai Pharmaceutical Co. Ltd.	118,800	$ 3,872,405
Concordia Financial Group Ltd.	161,400	586,132
Cosmos Pharmaceutical Corp.	4,300	632,155
CyberAgent, Inc.	69,600	1,160,220
Dai Nippon Printing Co. Ltd.	38,900	978,989
Daifuku Co. Ltd.	18,900	1,545,545
Dai-ichi Life Holdings, Inc.	175,200	3,533,778
Daiichi Sankyo Co. Ltd.	307,200	7,818,675
Daikin Industries Ltd.	43,200	9,785,628
Daito Trust Construction Co. Ltd.	11,300	1,296,348
Daiwa House Industry Co. Ltd.	98,800	2,839,421
Daiwa House REIT Investment Corp.	398	1,205,694
Daiwa Securities Group, Inc.	260,800	1,471,692
Denso Corp.	74,000	6,132,441
Dentsu Group, Inc.	41,900	1,491,356
Disco Corp.	4,900	1,497,697
East Japan Railway Co.	54,700	3,362,711
Eisai Co. Ltd.	41,600	2,361,541
ENEOS Holdings, Inc.	551,960	2,062,018
FANUC Corp.	33,200	7,057,055
Fast Retailing Co. Ltd.	10,100	5,741,290
Fuji Electric Co. Ltd.	19,300	1,054,322
FUJIFILM Holdings Corp.	65,100	4,826,140
Fujitsu Ltd.	34,700	5,962,378
GLP J-Reit	633	1,094,152
GMO Payment Gateway, Inc.	7,700	958,855
Hakuhodo DY Holdings, Inc.	33,300	554,110
Hamamatsu Photonics KK	25,300	1,615,908
Hankyu Hanshin Holdings, Inc.	42,100	1,196,430
Hikari Tsushin, Inc.	3,200	492,824
Hino Motors Ltd.	61,200	504,653
Hirose Electric Co. Ltd.	5,387	905,336
Hitachi Construction Machinery Co. Ltd.	22,900	661,694
Hitachi Ltd.	167,100	9,052,363
†Hitachi Metals Ltd.	45,700	846,777
Honda Motor Co. Ltd.	281,800	8,017,416
Hoshizaki Corp.	8,500	639,522
Hoya Corp.	65,000	9,645,462
Hulic Co. Ltd.	64,600	614,313
Ibiden Co. Ltd.	20,000	1,187,710
Idemitsu Kosan Co. Ltd.	31,383	800,886
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Iida Group Holdings Co. Ltd.	31,400	$ 730,284
Inpex Corp.	171,600	1,492,164
Isuzu Motors Ltd.	101,600	1,264,562
Ito En Ltd.	7,200	378,304
ITOCHU Corp.	208,900	6,391,061
Itochu Techno-Solutions Corp.	20,500	659,439
†Japan Airlines Co. Ltd.	24,500	465,091
Japan Exchange Group, Inc.	84,900	1,860,106
Japan Metropolitan Fund Invest	1,228	1,057,917
Japan Post Bank Co. Ltd.	57,300	525,249
Japan Post Holdings Co. Ltd.	426,900	3,325,667
Japan Post Insurance Co. Ltd.	33,100	531,714
Japan Real Estate Investment Corp.	241	1,368,067
Japan Tobacco, Inc.	206,900	4,177,712
JFE Holdings, Inc.	80,600	1,028,295
JSR Corp.	31,900	1,212,311
Kajima Corp.	73,600	845,849
Kakaku.com, Inc.	21,500	574,765
Kansai Electric Power Co., Inc.	122,200	1,142,201
Kansai Paint Co. Ltd.	26,500	576,269
Kao Corp.	86,400	4,525,140
KDDI Corp.	279,200	8,164,841
Keio Corp.	18,000	794,198
Keisei Electric Railway Co. Ltd.	20,800	562,692
Keyence Corp.	34,176	21,488,436
Kikkoman Corp.	26,900	2,265,277
†Kintetsu Group Holdings Co. Ltd.	31,600	883,366
Kirin Holdings Co. Ltd.	140,000	2,254,962
Kobayashi Pharmaceutical Co. Ltd.	8,100	637,126
Kobe Bussan Co. Ltd.	24,000	929,220
Koei Tecmo Holdings Co. Ltd.	11,180	438,979
Koito Manufacturing Co. Ltd.	17,500	926,871
Komatsu Ltd.	149,300	3,491,528
Konami Holdings Corp.	17,500	839,992
Kose Corp.	5,400	612,587
Kubota Corp.	183,300	4,075,868
Kurita Water Industries Ltd.	14,100	668,460
Kyocera Corp.	58,000	3,626,509
Kyowa Kirin Co. Ltd.	51,800	1,412,363
Lasertec Corp.	13,500	4,135,069

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Lawson, Inc.	10,700	$ 507,708
Lion Corp.	42,200	564,131
Lixil Corp.	42,200	1,125,767
M3, Inc.	75,900	3,826,981
Makita Corp.	42,500	1,804,111
Marubeni Corp.	274,900	2,678,350
†Mazda Motor Corp.	91,400	701,302
McDonald's Holdings Co. Japan Ltd.	14,200	628,435
Medipal Holdings Corp.	37,600	704,809
MEIJI Holdings Co. Ltd.	20,768	1,239,720
†Mercari, Inc.	18,000	915,793
Minebea Mitsumi, Inc.	61,800	1,755,962
MISUMI Group, Inc.	47,700	1,959,610
Mitsubishi Chemical Holdings Corp.	227,600	1,688,193
Mitsubishi Corp.	221,900	7,046,012
Mitsubishi Electric Corp.	322,300	4,090,964
Mitsubishi Estate Co. Ltd.	207,400	2,877,153
Mitsubishi Gas Chemical Co., Inc.	22,300	378,018
Mitsubishi HC Capital, Inc.	116,000	573,914
Mitsubishi Heavy Industries Ltd.	54,500	1,260,062
Mitsubishi UFJ Financial Group, Inc.	2,123,000	11,553,948
Mitsui & Co. Ltd.	271,600	6,436,339
Mitsui Chemicals, Inc.	30,300	814,470
Mitsui Fudosan Co. Ltd.	160,700	3,185,198
Miura Co. Ltd.	13,800	475,071
Mizuho Financial Group, Inc.	427,282	5,427,016
MonotaRO Co. Ltd.	43,600	784,189
MS&AD Insurance Group Holdings, Inc.	77,054	2,372,669
Murata Manufacturing Co. Ltd.	99,500	7,936,365
NEC Corp.	44,000	2,034,547
Nexon Co. Ltd.	87,800	1,697,721
NGK Insulators Ltd.	38,100	644,843
Nidec Corp.	77,600	9,179,638
Nihon M&A Center Holdings, Inc.	55,000	1,349,103
Nintendo Co. Ltd.	19,800	9,263,571
Nippon Building Fund, Inc.	279	1,625,077
=†Nippon Express Co. Ltd.	12,000	708,264
Nippon Paint Holdings Co. Ltd.	134,000	1,463,386
Nippon Prologis REIT, Inc.	349	1,233,622
Nippon Sanso Holdings Corp.	27,700	605,872
Nippon Shinyaku Co. Ltd.	9,600	668,498
Nippon Steel Corp.	151,822	2,480,171
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Telegraph & Telephone Corp.	227,900	$ 6,232,668
Nippon Yusen KK	28,400	2,165,582
Nissan Chemical Corp.	22,100	1,285,336
†Nissan Motor Co. Ltd.	410,600	1,977,673
Nisshin Seifun Group, Inc.	42,165	608,288
Nissin Foods Holdings Co. Ltd.	11,900	868,502
Nitori Holdings Co. Ltd.	13,600	2,034,172
Nitto Denko Corp.	26,800	2,070,365
Nomura Holdings, Inc.	549,400	2,392,993
Nomura Real Estate Holdings, Inc.	14,400	331,804
†Nomura Real Estate Master Fund, Inc.	729	1,025,949
Nomura Research Institute Ltd.	59,207	2,531,146
NTT Data Corp.	114,300	2,451,874
Obayashi Corp.	116,800	903,955
Obic Co. Ltd.	11,700	2,189,645
Odakyu Electric Railway Co. Ltd.	53,100	987,208
Oji Holdings Corp.	132,300	641,001
Olympus Corp.	192,500	4,432,741
Omron Corp.	32,400	3,228,573
Ono Pharmaceutical Co. Ltd.	69,500	1,727,450
Open House Co. Ltd.	14,300	747,268
Oracle Corp.	5,900	448,244
Oriental Land Co. Ltd.	35,400	5,969,398
ORIX Corp.	214,700	4,381,634
Orix JREIT, Inc.	387	604,977
Osaka Gas Co. Ltd.	61,500	1,017,165
Otsuka Corp.	19,600	934,580
Otsuka Holdings Co. Ltd.	66,400	2,415,693
Pan Pacific International Holdings Corp.	76,300	1,051,706
Panasonic Corp.	378,100	4,156,373
Persol Holdings Co. Ltd.	30,900	898,363
Pola Orbis Holdings, Inc.	19,500	324,983
†Rakuten Group, Inc.	161,700	1,622,378
Recruit Holdings Co. Ltd.	235,800	14,349,771
†Renesas Electronics Corp.	219,800	2,730,070
Resona Holdings, Inc.	350,500	1,362,105
Ricoh Co. Ltd.	117,800	1,098,027
Rinnai Corp.	7,200	649,772
Rohm Co. Ltd.	16,000	1,455,510
Ryohin Keikaku Co. Ltd.	37,000	564,177
Santen Pharmaceutical Co. Ltd.	61,600	752,059
SBI Holdings, Inc.	39,170	1,068,383
SCSK Corp.	21,000	417,946
Secom Co. Ltd.	37,900	2,633,529
Seiko Epson Corp.	41,400	745,631

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sekisui Chemical Co. Ltd.	61,200	$ 1,023,517
Sekisui House Ltd.	113,900	2,450,642
Seven & i Holdings Co. Ltd.	133,100	5,854,802
SG Holdings Co. Ltd.	61,400	1,439,734
Sharp Corp.	34,200	392,772
Shimadzu Corp.	38,900	1,643,058
Shimano, Inc.	12,700	3,382,255
Shimizu Corp.	90,100	558,651
Shin-Etsu Chemical Co. Ltd.	61,500	10,674,885
Shionogi & Co. Ltd.	47,000	3,306,278
Shiseido Co. Ltd.	70,700	3,944,103
Shizuoka Bank Ltd.	78,300	558,986
SMC Corp.	10,100	6,826,165
SoftBank Corp.	514,900	6,503,479
SoftBank Group Corp.	211,400	10,134,544
Sohgo Security Services Co. Ltd.	15,200	603,984
Sompo Holdings, Inc.	56,575	2,385,977
Sony Group Corp.	220,600	27,856,965
Square Enix Holdings Co. Ltd.	14,400	738,713
Stanley Electric Co. Ltd.	20,800	522,227
Subaru Corp.	106,100	1,895,774
SUMCO Corp.	58,300	1,187,150
Sumitomo Chemical Co. Ltd.	243,300	1,147,357
Sumitomo Corp.	206,600	3,057,554
Sumitomo Dainippon Pharma Co. Ltd.	25,500	294,204
Sumitomo Electric Industries Ltd.	141,800	1,850,629
Sumitomo Metal Mining Co. Ltd.	43,400	1,643,750
Sumitomo Mitsui Financial Group, Inc.	225,600	7,703,626
Sumitomo Mitsui Trust Holdings, Inc.	63,446	2,121,529
Sumitomo Realty & Development Co. Ltd.	57,000	1,680,407
Suntory Beverage & Food Ltd.	20,700	749,609
Suzuki Motor Corp.	64,400	2,483,446
Sysmex Corp.	29,300	3,954,958
T&D Holdings, Inc.	98,800	1,262,246
Taisei Corp.	33,500	1,018,738
Taisho Pharmaceutical Holdings Co. Ltd.	7,700	355,432
Takeda Pharmaceutical Co. Ltd.	273,275	7,462,673
TDK Corp.	68,100	2,657,662
Terumo Corp.	113,900	4,811,204
TIS, Inc.	42,100	1,251,888
Tobu Railway Co. Ltd.	32,800	748,494
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Toho Co. Ltd.	17,600	$ 753,145
Tokio Marine Holdings, Inc.	111,800	6,223,865
Tokyo Century Corp.	9,100	441,746
†Tokyo Electric Power Co. Holdings, Inc.	268,300	693,612
Tokyo Electron Ltd.	25,900	14,907,324
Tokyo Gas Co. Ltd.	63,400	1,138,054
Tokyu Corp.	90,300	1,200,419
Toppan, Inc.	39,300	737,492
Toray Industries, Inc.	235,500	1,395,252
Toshiba Corp.	69,300	2,851,585
Tosoh Corp.	41,800	621,002
TOTO Ltd.	24,000	1,107,300
Toyo Suisan Kaisha Ltd.	12,500	529,980
Toyota Industries Corp.	26,900	2,151,810
Toyota Motor Corp.	1,856,500	34,312,920
Toyota Tsusho Corp.	36,900	1,700,969
†Trend Micro, Inc.	22,400	1,243,559
Tsuruha Holdings, Inc.	7,000	672,131
Unicharm Corp.	70,800	3,080,307
USS Co. Ltd.	31,700	495,272
Welcia Holdings Co. Ltd.	20,200	630,906
West Japan Railway Co.	37,600	1,572,542
Yakult Honsha Co. Ltd.	20,100	1,048,601
Yamaha Corp.	24,200	1,193,917
Yamaha Motor Co. Ltd.	46,500	1,116,888
Yamato Holdings Co. Ltd.	55,600	1,306,129
Yaskawa Electric Corp.	44,600	2,188,328
Yokogawa Electric Corp.	34,900	629,925
Z Holdings Corp.	462,500	2,668,620
ZOZO, Inc.	18,100	564,360
		682,206,796
Luxembourg–0.09%
Eurofins Scientific SE	23,465	2,906,581
		2,906,581
Malta–0.00%
=†πAZ. BGP Holdings	160,069	0
		0
Netherlands–6.13%
ABN AMRO Bank NV	67,881	998,181
†Adyen NV	3,467	9,123,902
Aegon NV	293,728	1,469,060
Akzo Nobel NV	32,520	3,572,817
†Argenx SE	8,077	2,899,392
ASM International NV	8,280	3,664,188
ASML Holding NV	72,411	58,260,274
Euronext NV	14,936	1,551,673
EXOR NV	19,565	1,751,413
Heineken Holding NV	20,303	1,875,779
Heineken NV	45,710	5,144,755

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
IMCD NV	9,934	$ 2,202,029
ING Groep NV	680,535	9,484,965
JDE Peet's NV	14,174	437,315
†Just Eat Takeaway.com NV	31,451	1,735,563
Koninklijke Ahold Delhaize NV	183,767	6,304,804
Koninklijke DSM NV	30,916	6,969,175
Koninklijke KPN NV	643,222	1,999,201
Koninklijke Philips NV	160,666	5,993,314
NN Group NV	50,078	2,714,426
†Prosus NV	163,391	13,678,094
†QIAGEN NV	37,993	2,106,732
Randstad NV	20,790	1,421,111
Royal Dutch Shell PLC Class A	714,102	15,675,877
Royal Dutch Shell PLC Class B	644,270	14,148,166
Stellantis NV	176,356	3,329,350
Universal Music Group NV	125,055	3,528,054
Wolters Kluwer NV	46,328	5,464,321
		187,503,931
New Zealand–0.29%
†Auckland International Airport Ltd.	203,075	1,070,963
Fisher & Paykel Healthcare Corp. Ltd.	104,535	2,345,486
Mercury NZ Ltd.	143,836	602,901
Meridian Energy Ltd.	215,240	714,977
Ryman Healthcare Ltd.	74,689	626,642
Spark New Zealand Ltd.	372,100	1,151,928
†Xero Ltd.	23,206	2,388,006
		8,900,903
Norway–0.66%
†Adevinta ASA	48,699	646,921
Aker BP ASA	21,971	675,577
DNB Bank ASA	169,020	3,866,118
Equinor ASA	170,723	4,520,623
Gjensidige Forsikring ASA	32,261	782,682
Mowi ASA	73,824	1,747,173
Norsk Hydro ASA	220,326	1,733,654
Orkla ASA	146,216	1,465,605
Schibsted ASA Class A	14,296	551,178
Schibsted ASA Class B	20,889	704,479
Telenor ASA	130,632	2,053,411
Yara International ASA	30,915	1,558,678
		20,306,099
Poland–0.01%
†InPost SA	35,148	424,089
		424,089
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Portugal–0.19%
EDP - Energias de Portugal SA	495,350	$ 2,725,035
EDP Renovaveis SA	50,642	1,262,664
Galp Energia SGPS SA	97,481	945,567
Jeronimo Martins SGPS SA	44,236	1,012,290
		5,945,556
Singapore–1.02%
Ascendas Real Estate Investment Trust	618,765	1,354,524
CapitaLand Integrated Commercial Trust	863,722	1,307,504
†Capitaland Investment Ltd.	498,928	1,262,500
City Developments Ltd.	96,900	489,677
DBS Group Holdings Ltd.	315,748	7,652,367
†Genting Singapore Ltd.	1,288,800	741,184
Keppel Corp. Ltd.	237,415	902,022
=Mapletree Commercial Trust REIT	425,700	631,790
Mapletree Logistics Trust REIT	616,374	869,034
Oversea-Chinese Banking Corp. Ltd.	590,540	4,995,664
†Singapore Airlines Ltd.	245,550	909,242
Singapore Exchange Ltd.	130,100	897,841
Singapore Technologies Engineering Ltd.	235,300	656,521
Singapore Telecommunications Ltd.	1,413,200	2,432,936
United Overseas Bank Ltd.	207,085	4,133,709
UOL Group Ltd.	98,851	520,075
Venture Corp. Ltd.	39,200	532,615
Wilmar International Ltd.	315,600	969,564
		31,258,769
Spain–2.23%
ACS Actividades de Construccion y Servicios SA	49,328	1,315,137
†Aena SME SA	13,180	2,075,638
†Amadeus IT Group SA	79,606	5,386,479
Banco Bilbao Vizcaya Argentaria SA	1,181,645	7,008,312
Banco Santander SA	3,022,753	10,038,793
CaixaBank SA	781,224	2,134,022
Cellnex Telecom SA	89,543	5,187,011
Enagas SA	48,905	1,136,127
Endesa SA	59,943	1,379,973
Ferrovial SA	90,240	2,822,135
Grifols SA	50,599	973,659
Iberdrola SA	998,741	11,825,069
Industria de Diseno Textil SA	193,141	6,228,803

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Naturgy Energy Group SA	33,804	$ 1,099,481
Red Electrica Corp. SA	77,676	1,679,696
Repsol SA	253,921	3,007,218
†Siemens Gamesa Renewable Energy SA	41,919	995,487
Telefonica SA	918,543	3,982,993
		68,276,033
Sweden–3.83%
Alfa Laval AB	53,564	2,151,641
ArcelorMittal SA	117,023	3,749,776
Assa Abloy AB Class B	176,808	5,389,280
Atlas Copco AB Class A	119,131	8,232,050
Atlas Copco AB Class B	68,351	4,014,954
†Boliden AB	48,436	1,867,679
Electrolux AB Class B	35,635	863,068
†Embracer Group AB	90,138	956,274
Epiroc AB Class A	114,851	2,904,098
Epiroc AB Class B	64,917	1,372,813
EQT AB	51,577	2,795,991
Essity AB Class B	109,912	3,585,856
Evolution AB	29,851	4,219,168
†Fastighets AB Balder Class B	19,148	1,377,966
Getinge AB Class B	39,872	1,737,708
H & M Hennes & Mauritz AB Class B	128,348	2,518,458
Hexagon AB Class B	356,132	5,641,324
Husqvarna AB Class B	66,591	1,064,717
Industrivarden AB Class A	24,137	766,935
Industrivarden AB Class C	26,548	831,767
Investment AB Latour	26,018	1,057,071
Investor AB	409,668	10,385,490
†Kinnevik AB Class B	42,451	1,509,286
L E Lundbergforetagen AB Class B	16,198	907,503
Lifco AB Class B	40,635	1,213,712
Lundin Energy AB	35,173	1,258,587
Nibe Industrier AB Class B	250,058	3,778,360
Sagax AB Class B	28,074	944,339
Sandvik AB	199,366	5,557,033
Securitas AB Class B	49,323	678,510
†Sinch AB	79,990	1,009,340
Skandinaviska Enskilda Banken AB Class A	289,018	4,012,597
Skanska AB Class B	57,556	1,487,312
SKF AB Class B	67,766	1,602,647
Svenska Cellulosa AB SCA Class B	111,068	1,970,824
Svenska Handelsbanken AB Class A	255,709	2,763,688
Swedbank AB Class A	160,374	3,222,849
Swedish Match AB	294,580	2,338,577
Tele2 AB Class B	85,945	1,226,062
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Telefonaktiebolaget LM Ericsson Class B	517,715	$ 5,696,439
Telia Co. AB	460,086	1,799,379
Volvo AB Class A	35,191	825,493
Volvo AB Class B	254,991	5,897,046
		117,183,667
Switzerland–10.69%
ABB Ltd.	286,317	10,912,335
Adecco Group AG	26,224	1,336,305
Alcon, Inc.	87,133	7,685,597
Bachem Holding AG Class B	1,080	845,690
Baloise Holding AG	7,311	1,193,249
Barry Callebaut AG	627	1,522,137
Chocoladefabriken Lindt & Spruengli AG	196	4,881,190
Cie Financiere Richemont SA Class A	90,349	13,501,286
†Clariant AG	37,917	787,642
†Coca-Cola HBC AG	33,062	1,143,390
Credit Suisse Group AG	462,068	4,480,035
EMS-Chemie Holding AG	1,230	1,374,624
Geberit AG	6,282	5,120,670
Givaudan SA	1,610	8,447,032
†Glencore PLC	1,772,368	8,995,008
†Holcim Ltd.	92,481	4,703,494
Julius Baer Group Ltd.	40,492	2,707,791
Kuehne & Nagel International AG	9,490	3,056,323
Logitech International SA	29,939	2,511,511
Lonza Group AG	12,889	10,731,226
Nestle SA	493,156	68,853,103
Novartis AG	381,923	33,560,328
Partners Group Holding AG	3,988	6,583,428
Roche Holding AG	128,682	53,568,425
Schindler Holding AG	10,684	2,863,729
SGS SA	1,017	3,390,369
†Siemens Energy AG	69,287	1,767,809
Sika AG	24,422	10,150,203
Sonova Holding AG	9,982	3,900,933
Straumann Holding AG	1,817	3,842,212
Swatch Group AG	16,191	2,299,768
Swiss Life Holding AG	5,626	3,437,356
Swiss Prime Site AG	13,839	1,358,546
Swiss Re AG	51,699	5,103,387
Swisscom AG	4,478	2,526,147
Temenos AG	11,211	1,545,339
UBS Group AG	613,122	11,005,100
VAT Group AG	4,707	2,332,429
Vifor Pharma AG	8,227	1,461,508

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Zurich Insurance Group AG	26,123	$ 11,443,937
		326,930,591
Thailand–0.18%
†Sea Ltd. ADR	24,000	5,369,040
		5,369,040
United Kingdom–12.82%
3i Group PLC	169,381	3,322,059
Admiral Group PLC	33,444	1,429,115
Anglo American PLC	227,574	9,290,269
Ashtead Group PLC	77,997	6,273,138
Associated British Foods PLC	62,541	1,699,820
AstraZeneca PLC	271,102	31,843,930
Auto Trader Group PLC	162,037	1,623,006
AVEVA Group PLC	17,983	828,564
Aviva PLC	698,928	3,882,523
BAE Systems PLC	544,046	4,048,691
Barclays PLC	2,979,173	7,540,699
Barratt Developments PLC	183,734	1,860,225
†Berkeley Group Holdings PLC	18,228	1,178,112
BHP Group PLC	366,955	10,924,739
BP PLC	3,507,382	15,690,212
British American Tobacco PLC	383,027	14,171,726
British Land Co. PLC	163,163	1,172,710
BT Group PLC	1,568,558	3,599,753
Bunzl PLC	58,495	2,284,225
Burberry Group PLC	73,384	1,805,303
Coca-Cola Europacific Partners PLC	39,560	2,210,516
†Compass Group PLC	316,147	7,064,972
Croda International PLC	25,673	3,516,668
Diageo PLC	407,820	22,278,911
Evraz PLC	108,304	881,915
Experian PLC	162,188	7,973,314
GlaxoSmithKline PLC	884,141	19,226,648
Halma PLC	68,764	2,978,416
Hargreaves Lansdown PLC	58,970	1,081,545
Hikma Pharmaceuticals PLC	31,884	957,645
†HSBC Holdings PLC (London Shares)	3,558,515	21,609,801
Imperial Brands PLC	171,094	3,743,560
†Informa PLC	284,265	1,987,706
†InterContinental Hotels Group PLC	30,607	1,980,678
Intertek Group PLC	27,901	2,126,192
J Sainsbury PLC	283,273	1,057,484
JD Sports Fashion PLC	462,405	1,363,185
Johnson Matthey PLC	33,416	925,410
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Kingfisher PLC	361,471	$ 1,655,197
Land Securities Group PLC	134,293	1,411,280
Legal & General Group PLC	1,010,200	4,067,885
Lloyds Banking Group PLC	12,551,581	8,120,834
London Stock Exchange Group PLC	57,060	5,352,286
M&G PLC	494,069	1,334,150
Melrose Industries PLC	759,894	1,644,659
Mondi PLC	85,701	2,118,171
National Grid PLC	623,274	8,940,817
Natwest Group PLC	1,014,776	3,100,102
Next PLC	23,591	2,602,425
†Ocado Group PLC	86,932	1,974,449
Pearson PLC	130,670	1,084,557
Persimmon PLC	57,667	2,229,255
Phoenix Group Holdings PLC	103,913	918,735
Prudential PLC	451,507	7,788,945
Reckitt Benckiser Group PLC	126,750	10,880,491
RELX PLC	334,139	10,863,617
Rentokil Initial PLC	320,925	2,536,826
Rio Tinto PLC	195,741	12,961,120
†Rolls-Royce Holdings PLC	1,489,211	2,476,919
Sage Group PLC	183,677	2,119,700
Schroders PLC	19,978	962,667
Segro PLC	199,969	3,888,146
Severn Trent PLC	39,113	1,560,183
Smith & Nephew PLC	157,531	2,758,079
Smiths Group PLC	71,202	1,522,250
Spirax-Sarco Engineering PLC	12,924	2,807,671
SSE PLC	181,856	4,059,033
St. James's Place PLC	94,330	2,149,499
Standard Chartered PLC	481,445	2,922,043
Standard Life Aberdeen PLC	386,363	1,259,815
Taylor Wimpey PLC	619,178	1,470,845
Tesco PLC	1,315,549	5,162,137
Unilever PLC	452,373	24,158,669
United Utilities Group PLC	115,160	1,697,477
Vodafone Group PLC	4,902,051	7,448,643
†Whitbread PLC	36,026	1,460,452
WPP PLC	215,337	3,263,000
		392,166,414
United States–0.14%
†Inmode Ltd.	8,700	614,046
Stellantis NV	185,991	3,531,578
		4,145,624
Total Common Stock (Cost $1,801,490,215)		3,011,797,866

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–0.54%
Germany–0.54%
Bayerische Motoren Werke AG 2.66%	11,962	$ 991,968
FUCHS PETROLUB SE 2.52%	9,686	437,701
Henkel AG & Co. KGaA 2.63%	32,190	2,597,446
Porsche Automobil Holding SE 2.55%	28,687	2,708,419
Sartorius AG 0.13%	4,606	3,115,222
Volkswagen AG 2.67%	32,883	6,605,639
Total Preferred Stocks (Cost $10,312,255)		16,456,395

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.53%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.03%)	16,248,894	$ 16,248,894
Total Money Market Fund (Cost $16,248,894)		16,248,894

TOTAL INVESTMENTS–99.55% (Cost $1,828,051,364)	3,044,503,155
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.45%	13,711,387
NET ASSETS APPLICABLE TO 272,607,736 SHARES OUTSTANDING–100.00%	$3,058,214,542
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,734,309,394 / 243,739,550 Shares)	$11.218
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($323,905,148 / 28,868,186 Shares)	$11.220
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,186,239,236
Distributable earnings/(accumulated loss)	871,975,306
TOTAL NET ASSETS	$3,058,214,542

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
AZ. BGP Holdings	8/19/2009	$0	$0

★ Includes $1,635,930 cash collateral held at broker for futures contracts, $1,816,076 payable for fund shares redeemed, $383,994 other accrued expenses payable, $848,118 due to manager and affiliates and $17,583 variation margin due to broker on futures contracts as of December 31, 2021.
LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
270	E-mini MSCI EAFE Index	$31,344,300	$30,900,839	3/18/22	$443,461	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
EAFE–Europe Australasia Far East
HSBC–Hong Kong and Shanghai Banking Corporation
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 94,764,405
Foreign taxes withheld	(8,056,913)
86,707,492
EXPENSES:
Management fees	12,178,465
Index fees	1,000,722
Shareholder servicing fees	882,938
Distribution fees-Service Class	797,627
Accounting and administration expenses	502,912
Custodian fees	222,878
Professional fees	106,014
Trustees’ fees and expenses	64,528
Pricing fees	51,559
Reports and statements to shareholders	39,442
Consulting fees	4,064
Other	61,442
15,912,591
Less:
Management fees waived	(3,861,648)
Total operating expenses	12,050,943
NET INVESTMENT INCOME	74,656,549
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	30,622,250
Foreign currencies	(143,818)
Futures contracts	6,309,437
Net realized gain	36,787,869
Net change in unrealized appreciation (depreciation) of:
Investments	204,319,457
Foreign currencies	(576,303)
Futures contracts	453,128
Net change in unrealized appreciation (depreciation)	204,196,282
NET REALIZED AND UNREALIZED GAIN	240,984,151
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$315,640,700
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 74,656,549	$ 61,156,733
Net realized gain (loss)	36,787,869	(143,542,811)
Net change in unrealized appreciation (depreciation)	204,196,282	324,634,461
Net increase in net assets resulting from operations	315,640,700	242,248,383
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(71,061,002)	(60,133,269)
Service Class	(7,469,628)	(6,233,239)
	(78,530,630)	(66,366,508)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	261,342,734	590,483,055
Service Class	27,946,821	30,115,619
Reinvestment of dividends and distributions:
Standard Class	71,061,002	60,133,269
Service Class	7,469,628	6,233,239
	367,820,185	686,965,182
Cost of shares redeemed:
Standard Class	(481,883,186)	(1,018,504,375)
Service Class	(47,326,482)	(47,207,102)
	(529,209,668)	(1,065,711,477)
Decrease in net assets derived from capital share transactions	(161,389,483)	(378,746,295)
NET INCREASE (DECREASE) IN NET ASSETS	75,720,587	(202,864,420)
NET ASSETS:
Beginning of year	2,982,493,955	3,185,358,375
End of year	$3,058,214,542	$ 2,982,493,955
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.374	$ 9.843	$ 8.305	$ 9.906	$ 8.152
Income (loss) from investment operations:
Net investment income[1]	0.277	0.195	0.269	0.262	0.231
Net realized and unrealized gain (loss)	0.861	0.568	1.518	(1.609)	1.775
Total from investment operations	1.138	0.763	1.787	(1.347)	2.006
Less dividends and distributions from:
Net investment income	(0.294)	(0.232)	(0.249)	(0.254)	(0.252)
Total dividends and distributions	(0.294)	(0.232)	(0.249)	(0.254)	(0.252)
Net asset value, end of period	$ 11.218	$ 10.374	$ 9.843	$ 8.305	$ 9.906
Total return[2]	11.06%	7.85%	21.58%	(13.70%)	24.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,734,309	$2,671,741	$2,881,403	$2,218,690	$2,671,016
Ratio of expenses to average net assets	0.37%	0.38%	0.38%	0.39%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.50%	0.50%	0.51%	0.50%
Ratio of net investment income to average net assets	2.48%	2.17%	2.90%	2.71%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	2.05%	2.78%	2.59%	2.39%
Portfolio turnover	3%	18%	8%	5%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.375	$ 9.846	$ 8.309	$ 9.908	$ 8.155
Income (loss) from investment operations:
Net investment income[1]	0.249	0.173	0.246	0.237	0.207
Net realized and unrealized gain (loss)	0.861	0.565	1.515	(1.605)	1.775
Total from investment operations	1.110	0.738	1.761	(1.368)	1.982
Less dividends and distributions from:
Net investment income	(0.265)	(0.209)	(0.224)	(0.231)	(0.229)
Total dividends and distributions	(0.265)	(0.209)	(0.224)	(0.231)	(0.229)
Net asset value, end of period	$ 11.220	$ 10.375	$ 9.846	$ 8.309	$ 9.908
Total return[2]	10.78%	7.58%	21.28%	(13.92%)	24.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,905	$310,753	$303,955	$ 278,555	$314,070
Ratio of expenses to average net assets	0.62%	0.63%	0.63%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.75%	0.75%	0.76%	0.75%
Ratio of net investment income to average net assets	2.23%	1.92%	2.65%	2.46%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.80%	2.53%	2.34%	2.14%
Portfolio turnover	3%	18%	8%	5%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP SSGA International Index Fund is $3,456,676 and $3,417,780 respectively.
LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   Effective April 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.097% on the first $1 billion of the Fund’s average daily net assets and 0.145% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.087% on the first $1 billion of the Fund’s average daily net assets and 0.135% of the Fund’s average daily net assets in excess of $1 billion.
Effective April 1, 2021, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.39% of the Fund’s average daily net assets for the Standard Class and 0.64% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 1, 2021, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.40% the Fund’s average daily net assets for the Standard Class and 0.65% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2021, no expense reimbursements were subject to recoupment.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$176,850
Legal	28,609
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,517 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$700,658
Distribution fees payable to LFD	67,104
Printing and mailing fees payable to Lincoln Life	5,310
Shareholder servicing fees payable to Lincoln Life	75,046
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 95,219,704
Sales	269,932,347
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,935,857,630
Aggregate unrealized appreciation of investments and derivatives	$1,195,926,386
Aggregate unrealized depreciation of investments and derivatives	(87,280,859)
Net unrealized appreciation of investments and derivatives	$1,108,645,527
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 206,627,006	$ —	$ —	$ 206,627,006
Austria	—	7,429,527	—	7,429,527
Belgium	24,646,946	—	—	24,646,946
Chile	1,204,309	—	—	1,204,309
China	381,040	—	—	381,040
Denmark	—	76,668,640	—	76,668,640
Faeroe Islands	—	5,404,932	—	5,404,932
Finland	—	38,083,347	—	38,083,347
France	346,952,113	—	—	346,952,113
Germany	2,734,884	244,996,852	—	247,731,736
Greenland	7,037,837	—	—	7,037,837
Hong Kong	83,339,249	—	—	83,339,249
Ireland	22,591,420	—	—	22,591,420
Isle Of Man	2,332,766	—	—	2,332,766
Israel	7,171,700	14,451,874	—	21,623,574
Italy	—	66,219,331	—	66,219,331
Japan	—	681,498,532	708,264	682,206,796
Luxembourg	2,906,581	—	—	2,906,581
Malta	—	—	—*	—
Netherlands	180,316,436	7,187,495	—	187,503,931
New Zealand	8,900,903	—	—	8,900,903
Norway	704,479	19,601,620	—	20,306,099
Poland	424,089	—	—	424,089
Portugal	5,945,556	—	—	5,945,556
Singapore	30,626,979	—	631,790	31,258,769
Spain	—	68,276,033	—	68,276,033
Sweden	3,749,776	113,433,891	—	117,183,667
Switzerland	15,019,588	311,911,003	—	326,930,591
Thailand	5,369,040	—	—	5,369,040
United Kingdom	392,166,414	—	—	392,166,414
United States	4,145,624	—	—	4,145,624
Preferred Stocks	—	16,456,395	—	16,456,395
Money Market Fund	16,248,894	—	—	16,248,894
Total Investments	$1,371,543,629	$1,671,619,472	$1,340,054	$3,044,503,155
Derivatives:

Assets:
Futures Contract	$443,461	$—	$—	$443,461

*	Includes securities that have been valued at zero on the "Schedule of Investments" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the portfolio was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, Passive Foreign Investment Company ("PFIC")
LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
Un-reversed Inclusions and Partnership Basis Adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$78,530,630	$66,366,507
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 41,176,175
Capital loss carryforward	(277,992,588)
Other temporary differences	(4)
Net unrealized appreciation	1,108,791,723
Distributable earnings/(accumulated loss)	$ 871,975,306
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$277,992,588	$277,992,588
In 2021, the Fund utilized $28,519,449 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	23,306,424	69,857,258
Service Class	2,497,103	3,581,504
Shares reinvested:
Standard Class	6,522,595	6,015,994
Service Class	685,143	624,190
	33,011,265	80,078,946
Shares redeemed:
Standard Class	(43,632,428)	(111,073,408)
Service Class	(4,265,500)	(5,124,099)
	(47,897,928)	(116,197,507)
Net decrease	(14,886,663)	(36,118,561)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$443,461	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,309,437	$453,128
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$60,139,287	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain
LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA International Index Fund–27

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board considered LIAC’s view that fees, cash flows, foreign withholding tax differences and fair value adjustments contributed to underperformance compared to the benchmark index. The Board noted LIAC’s statement that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund–34

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 10.76% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.26%.
The consistent storyline in most of the developed world was economic recovery as vaccine distribution became widespread and the world learned how to adapt to a new way of life. Many initiatives throughout Europe and Asia collectively attributed to the benchmark’s success. During the first quarter alone, the UK developed a £65 billion stimulus package and Japan approved a larger than normal budget equivalent to US$1 trillion to kickstart their respective economies. Following those plans, second quarter brought recovery funding approvals for many European countries including Portugal, Spain, and Greece. The third quarter produced a small dip in the benchmark index as supply chain disruptions and the unfortunate reality of a new COVID variant emerged. As the year closed, however, the benchmark index righted the ship thanks to strong earnings announcements and healthy holiday spending.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Nestle S.A., Novo Nordisk A/S Class B, and ASML Holding NV. The top negative contributors to the Fund’s performance during the period were SoftBank Group Corp., AIA Group Limited, and M3, Inc.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a neutral impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc.:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,354 for the Standard Class shares and to $12,113 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,030. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.76%
Five Years	+ 7.29%
Inception (1/2/14)	+ 2.68%
Service Class Shares
One Year	+ 10.49%
Five Years	+ 7.02%
Inception (1/2/14)	+ 2.43%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,019.40	0.25%	$1.27
Service Class Shares	1,000.00	1,018.20	0.50%	2.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.07%
Investment Company	95.07%
International Equity Fund	95.07%
Unaffiliated Investment	4.53%
Investment Company	4.53%
Money Market Fund	4.53%
Total Investments	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.07%
INVESTMENT COMPANY–95.07%
International Equity Fund–95.07%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	33,255,641	$ 373,061,784
Total Affiliated Investment (Cost $272,244,043)		373,061,784
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.53%
INVESTMENT COMPANY–4.53%
Money Market Fund–4.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	17,761,313	$ 17,761,313
Total Unaffiliated Investment (Cost $17,761,313)		17,761,313

TOTAL INVESTMENTS–99.60% (Cost $290,005,356)	390,823,097
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.40%	1,573,938
NET ASSETS APPLICABLE TO 37,586,148 SHARES OUTSTANDING–100.00%	$392,397,035

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
56	British Pound	$4,735,850	$4,622,873	3/14/22	$112,977	$ —
54	Euro	7,696,688	7,645,093	3/14/22	51,595	—
50	Japanese Yen	5,436,250	5,500,003	3/14/22	—	(63,753)
					164,572	(63,753)
Equity Contracts:
2	E-mini S&P 500 Index	475,850	467,835	3/18/22	8,015	—
1	E-mini S&P MidCap 400 Index	283,770	281,272	3/18/22	2,498	—
167	Euro STOXX 50 Index	8,151,800	7,971,960	3/18/22	179,840	—
49	FTSE 100 Index	4,857,566	4,811,278	3/18/22	46,288	—
23	Nikkei 225 Index (OSE)	5,754,499	5,569,677	3/10/22	184,822	—
					421,463	—
Total Futures Contracts					$586,035	$(63,753)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$373,061,784
Unaffiliated investments, at value	17,761,313
Cash collateral held at broker for futures contracts	1,669,828
Variation margin due from broker on futures contracts	30,362
Receivable for fund shares sold	24,267
Receivable for securities sold	22,695
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	19,478
Prepaid expenses	1,386
Dividends and interest receivable	1,246
TOTAL ASSETS	392,592,359
LIABILITIES:
Due to manager and affiliates	158,544
Other accrued expenses payable	33,678
Payable for fund shares redeemed	3,102
TOTAL LIABILITIES	195,324
TOTAL NET ASSETS	$392,397,035
Affiliated investments, at cost	$272,244,043
Unaffiliated investments, at cost	17,761,313
Standard Class:
Net Assets	$ 27,221,891
Shares Outstanding	2,608,849
Net Asset Value Per Share	$ 10.434
Service Class:
Net Assets	$365,175,144
Shares Outstanding	34,977,299
Net Asset Value Per Share	$ 10.440
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$308,025,182
Distributable earnings/(accumulated loss)	84,371,853
TOTAL NET ASSETS	$392,397,035
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 9,524,601
Dividends from unaffiliated investments	2,381
9,526,982
EXPENSES:
Distribution fees-Service Class	918,190
Management fees	904,199
Shareholder servicing fees	114,008
Accounting and administration expenses	83,792
Professional fees	36,031
Reports and statements to shareholders	15,205
Trustees’ fees and expenses	8,374
Custodian fees	6,983
Consulting fees	3,218
Pricing fees	579
Other	7,310
2,097,889
Less:
Management fees waived	(19,657)
Expenses reimbursed	(196,873)
Total operating expenses	1,881,359
NET INVESTMENT INCOME	7,645,623
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	9,242,926
Sale of unaffiliated investments	114,747
Futures contracts	1,856,183
Net realized gain	11,213,856
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	20,535,598
Foreign currencies	311
Futures contracts	21,238
Net change in unrealized appreciation (depreciation)	20,557,147
NET REALIZED AND UNREALIZED GAIN	31,771,003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,416,626
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,645,623	$ 6,584,354
Net realized gain (loss)	11,213,856	(24,889,126)
Net change in unrealized appreciation (depreciation)	20,557,147	17,791,073
Net increase (decrease) in net assets resulting from operations	39,416,626	(513,699)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(604,603)	(427,187)
Service Class	(7,242,580)	(5,731,745)
	(7,847,183)	(6,158,932)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,122,260	3,334,625
Service Class	10,623,348	38,465,267
Reinvestment of dividends and distributions:
Standard Class	604,603	427,187
Service Class	7,242,580	5,731,745
	20,592,791	47,958,824
Cost of shares redeemed:
Standard Class	(1,472,318)	(1,773,045)
Service Class	(49,314,422)	(46,269,294)
	(50,786,740)	(48,042,339)
Decrease in net assets derived from capital share transactions	(30,193,949)	(83,515)
NET INCREASE (DECREASE) IN NET ASSETS	1,375,494	(6,756,146)
NET ASSETS:
Beginning of year	391,021,541	397,777,687
End of year	$392,397,035	$391,021,541
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.634	$ 9.905	$ 8.555	$ 9.996	$ 8.217
Income (loss) from investment operations:
Net investment income[2]	0.226	0.180	0.210	0.230	0.213
Net realized and unrealized gain (loss)	0.811	(0.276)	1.396	(1.450)	1.781
Total from investment operations	1.037	(0.096)	1.606	(1.220)	1.994
Less dividends and distributions from:
Net investment income	(0.237)	(0.175)	(0.232)	(0.221)	(0.215)
Net realized gain	—	—	(0.024)	—	—
Total dividends and distributions	(0.237)	(0.175)	(0.256)	(0.221)	(0.215)
Net asset value, end of period	$ 10.434	$ 9.634	$ 9.905	$ 8.555	$ 9.996
Total return[3]	10.76%	(0.97%)	18.79%	(12.20%)	24.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 27,222	$ 23,989	$ 22,371	$ 18,999	$ 21,319
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.32%	0.49%	0.83%	0.82%
Ratio of net investment income to average net assets	2.17%	2.07%	2.25%	2.36%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.00%	2.01%	1.78%	1.71%
Portfolio turnover	4%	10%	4%	6%	8%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 9.639	$ 9.912	$ 8.562	$ 10.001	$ 8.223
Income (loss) from investment operations:
Net investment income[2]	0.200	0.158	0.186	0.205	0.189
Net realized and unrealized gain (loss)	0.812	(0.279)	1.395	(1.447)	1.781
Total from investment operations	1.012	(0.121)	1.581	(1.242)	1.970
Less dividends and distributions from:
Net investment income	(0.211)	(0.152)	(0.207)	(0.197)	(0.192)
Net realized gain	—	—	(0.024)	—	—
Total dividends and distributions	(0.211)	(0.152)	(0.231)	(0.197)	(0.192)
Net asset value, end of period	$ 10.440	$ 9.639	$ 9.912	$ 8.562	$ 10.001
Total return[3]	10.49%	(1.22%)	18.49%	(12.42%)	23.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$365,175	$367,033	$375,406	$ 356,584	$407,354
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.57%	0.74%	1.08%	1.07%
Ratio of net investment income to average net assets	1.92%	1.82%	2.00%	2.11%	2.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.75%	1.76%	1.53%	1.46%
Portfolio turnover	4%	10%	4%	6%	8%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 168,736	$ 240,700	$ 196,873	$ 606,309
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$22,921
Legal	3,707
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,522 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$19,478
Management fees payable to LIAC	73,288
Distribution fees payable to LFD	75,810
Shareholder servicing fees payable to Lincoln Life	9,446
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.07%@
International Equity Fund-95.07%@
✧✧LVIP SSGA International Index Fund	$371,782,743	$13,644,158	$42,143,641	$9,242,926	$20,535,598	$373,061,784	33,255,641	$9,524,601	$—

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$13,644,158
Sales	42,143,641
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$293,480,396
Aggregate unrealized appreciation of investments and derivatives	$ 97,527,522
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 97,527,522
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$373,061,784	$—	$—	$373,061,784
Unaffiliated Investment Company	17,761,313	—	—	17,761,313
Total Investments	$390,823,097	$—	$—	$390,823,097
Derivatives:
Assets:
Futures Contracts	$ 586,035	$—	$—	$ 586,035
Liabilities:
Futures Contract	$ (63,753)	$—	$—	$ (63,753)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$7,847,183	$6,158,932
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 392,596
Capital loss carryforward	(13,365,176)
Other temporary differences	(184,821)
Net unrealized appreciation	97,529,254
Distributable earnings/(accumulated loss)	$ 84,371,853
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$13,365,176	$13,365,176
In 2021, the Fund utilized $11,189,055 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	204,141	400,783
Service Class	1,022,434	4,841,024
Shares reinvested:
Standard Class	57,755	44,288
Service Class	691,330	594,446
	1,975,660	5,880,541
Shares redeemed:
Standard Class	(143,075)	(213,664)
Service Class	(4,812,905)	(5,231,135)
	(4,955,980)	(5,444,799)
Net increase (decrease)	(2,980,320)	435,742
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$421,463	Variation margin due from broker on futures contracts	$ —
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	164,572	Variation margin due from broker on futures contracts	(63,753)
Total		$586,035		$(63,753)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,671,624	$ 124,372
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(815,441)	(103,134)
Total		$1,856,183	$ 21,238
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$37,987,540	$—
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA International Managed Volatility Fund–16

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.
The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund–23

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 28.09% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund utilizes a volatility management overlay and consists of an allocation to a domestic large cap equity index fund. The Fund is expected to closely track the benchmark, but may not track the index exactly due to expenses, cash, transaction costs and other unique factors. During calendar year 2021, the Fund underperformed its benchmark mainly due to expenses.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a neutral impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,719 for the Standard Class shares and to $25,168 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $35,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 28.09%
Five Years	+ 15.72%
Inception (5/1/13)	+ 11.51%
Service Class Shares
One Year	+ 27.77%
Five Years	+ 15.43%
Inception (5/1/13)	+ 11.23%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,114.00	0.25%	$1.33
Service Class Shares	1,000.00	1,112.60	0.50%	2.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.27%
Investment Company	95.27%
Equity Fund	95.27%
Unaffiliated Investment	4.53%
Investment Company	4.53%
Money Market Fund	4.53%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.27%
INVESTMENT COMPANY–95.27%
Equity Fund–95.27%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	30,467,576	$ 916,617,019
Total Affiliated Investment (Cost $482,328,861)		916,617,019
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.53%
INVESTMENT COMPANY–4.53%
Money Market Fund–4.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	43,593,390	$ 43,593,390
Total Unaffiliated Investment (Cost $43,593,390)		43,593,390

TOTAL INVESTMENTS–99.80% (Cost $525,922,251)	960,210,409
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,969,675
NET ASSETS APPLICABLE TO 51,404,927 SHARES OUTSTANDING–100.00%	$962,180,084

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
191	E-mini S&P 500 Index	$45,443,675	$44,678,187	3/18/22	$765,488	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$916,617,019
Unaffiliated investments, at value	43,593,390
Cash collateral held at broker for futures contracts	2,416,150
Receivable for securities sold	436,854
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	30,221
Prepaid expenses	3,321
Dividends and interest receivable	913
TOTAL ASSETS	963,097,868
LIABILITIES:
Due to manager and affiliates	406,061
Payable for fund shares redeemed	346,606
Variation margin due to broker on futures contracts	131,312
Other accrued expenses payable	33,805
TOTAL LIABILITIES	917,784
TOTAL NET ASSETS	$962,180,084
Affiliated investments, at cost	$482,328,861
Unaffiliated investments, at cost	43,593,390
Standard Class:
Net Assets	$ 25,382
Shares Outstanding	1,353
Net Asset Value Per Share	$ 18.757[1]
Service Class:
Net Assets	$962,154,702
Shares Outstanding	51,403,574
Net Asset Value Per Share	$ 18.718
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$642,730,489
Distributable earnings/(accumulated loss)	319,449,595
TOTAL NET ASSETS	$962,180,084

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 10,833,468
Dividends from unaffiliated investments	7,926
10,841,394
EXPENSES:
Distribution fees-Service Class	2,271,452
Management fees	2,089,788
Shareholder servicing fees	263,495
Accounting and administration expenses	123,830
Professional fees	38,152
Reports and statements to shareholders	21,188
Trustees’ fees and expenses	18,909
Custodian fees	6,825
Consulting fees	3,511
Pricing fees	165
Other	16,642
4,853,957
Less:
Management fees waived	(45,430)
Expenses reimbursed	(310,996)
Total operating expenses	4,497,531
NET INVESTMENT INCOME	6,343,863
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	19,501,458
Sale of unaffiliated investments	25
Distributions from affiliated investment companies	13,814,673
Futures contracts	10,798,043
Net realized gain	44,114,199
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	171,875,228
Futures contracts	(130,803)
Net change in unrealized appreciation (depreciation)	171,744,425
NET REALIZED AND UNREALIZED GAIN	215,858,624
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,202,487
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,343,863	$ 7,762,946
Net realized gain (loss)	44,114,199	(111,692)
Net change in unrealized appreciation (depreciation)	171,744,425	106,706,187
Net increase in net assets resulting from operations	222,202,487	114,357,441
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,512)	(892)
Service Class	(95,909,423)	(36,569,253)
	(95,911,935)	(36,570,145)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	38,234,721	63,026,059
Reinvestment of dividends and distributions:
Standard Class	2,512	892
Service Class	95,909,423	36,569,253
	134,146,656	99,596,204
Cost of shares redeemed:
Service Class	(134,468,484)	(86,708,588)
	(134,468,484)	(86,708,588)
Increase (decrease) in net assets derived from capital share transactions	(321,828)	12,887,616
NET INCREASE IN NET ASSETS	125,968,724	90,674,912
NET ASSETS:
Beginning of year	836,211,360	745,536,448
End of year	$ 962,180,084	$836,211,360
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 16.325	$ 14.814	$ 12.851	$ 13.798	$ 11.584
Income (loss) from investment operations:
Net investment income[2]	0.173	0.192	0.219	0.260	0.223
Net realized and unrealized gain (loss)	4.298	2.082	2.465	(0.895)	2.221
Total from investment operations	4.471	2.274	2.684	(0.635)	2.444
Less dividends and distributions from:
Net investment income	(0.254)	(0.288)	(0.210)	(0.230)	(0.230)
Net realized gain	(1.785)	(0.475)	(0.511)	(0.082)	—
Total dividends and distributions	(2.039)	(0.763)	(0.721)	(0.312)	(0.230)
Net asset value, end of period	$ 18.757	$ 16.325	$ 14.814	$ 12.851	$ 13.798
Total return[3]	28.09%	15.78%	21.19%	(4.66%)	21.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 25	$ 20	$ 17	$ 14	$ 53
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.29%	0.43%	0.76%	0.76%
Ratio of net investment income to average net assets	0.94%	1.29%	1.57%	1.85%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.90%	1.25%	1.39%	1.34%	1.24%
Portfolio turnover	4%	10%	8%	4%	5%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 16.299	$ 14.796	$ 12.844	$ 13.792	$ 11.582
Income (loss) from investment operations:
Net investment income[2]	0.126	0.153	0.184	0.224	0.192
Net realized and unrealized gain (loss)	4.287	2.076	2.456	(0.890)	2.217
Total from investment operations	4.413	2.229	2.640	(0.666)	2.409
Less dividends and distributions from:
Net investment income	(0.209)	(0.251)	(0.177)	(0.200)	(0.199)
Net realized gain	(1.785)	(0.475)	(0.511)	(0.082)	—
Total dividends and distributions	(1.994)	(0.726)	(0.688)	(0.282)	(0.199)
Net asset value, end of period	$ 18.718	$ 16.299	$ 14.796	$ 12.844	$ 13.792
Total return[3]	27.77%	15.49%	20.86%	(4.88%)	20.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$962,155	$836,192	$745,519	$534,125	$404,167
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.54%	0.68%	1.01%	1.01%
Ratio of net investment income to average net assets	0.69%	1.04%	1.32%	1.60%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.65%	1.00%	1.14%	1.09%	0.99%
Portfolio turnover	4%	10%	8%	4%	5%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual
LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 192,205	$ 317,361	$ 310,996	$ 820,562
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$52,287
Legal	8,457
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,381 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 30,221
Management fees payable to LIAC	181,280
Distribution fees payable to LFD	201,416
Shareholder servicing fees payable to Lincoln Life	23,365
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.27%@
Equity Fund-95.27%@
✧✧LVIP SSGA S&P 500 Index Fund	$795,788,203	$37,419,358	$107,967,228	$19,501,458	$171,875,228	$916,617,019	30,467,576	$10,833,468	$13,814,673

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 37,419,358
Sales	107,967,228
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$530,050,590
Aggregate unrealized appreciation of investments and derivatives	$430,159,819
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$430,159,819
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$916,617,019	$—	$—	$916,617,019
Unaffiliated Investment Company	43,593,390	—	—	43,593,390
Total Investments	$960,210,409	$—	$—	$960,210,409
Derivatives:
Assets:
Futures Contract	$ 765,488	$—	$—	$ 765,488
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contract.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$48,910,568	$14,036,817
Long-term capital gains	47,001,367	22,533,328
Total	$95,911,935	$36,570,145
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 18,685,987
Undistributed long-term capital gains	16,985,321
Other temporary differences	(146,381,531)
Net unrealized appreciation	430,159,818
Distributable earnings/(accumulated loss)	$ 319,449,595
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	—	—
Service Class	2,140,160	4,350,776
Shares reinvested:
Standard Class	139	59
Service Class	5,345,009	2,413,463
	7,485,308	6,764,298
Shares redeemed:
Standard Class	—	—
Service Class	(7,386,135)	(5,846,071)
	(7,386,135)	(5,846,071)
Net increase	99,173	918,227
LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$765,488	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$10,798,043	$(130,803)
LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$42,968,119	$—
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.
The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund–23

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Mid-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 24.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P MidCap 400®Index1, returned 24.76%.
Economic recovery gathered pace in the first quarter of 2021 on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. The Democratic Party’s victory in Georgia at the start of the year paved way for further stimulus measures, resulting in the benchmark index gaining during the quarter. In addition, the infection rate continued to trend down, and the vaccine rollout accelerated during the period with the vaccination goal being raised from 100 million to 200 million. The quarter closed with the Fed indicating that there would be no rate hikes before 2024.
The benchmark index gained during the second quarter as the pandemic was reined in, consumer spending increased, growth stocks rebounded, first-quarter earnings grew strongly and the prospects of fiscal stimulus improved in the context of President Biden concluding a bipartisan deal to boost infrastructure spending by US$600 billion. During the quarter, the US president completed 100 days in office and outlined two more spending packages – a US$2.3 trillion American Jobs Plan and a US$1.8 trillion American Families Plan, with many key tax credits from the Rescue bill being extended or made permanent.
The benchmark index had the only quarterly drop in the third quarter. In the US, the economic growth remained strong during the quarter as the manufacturing and services sector contributed towards the economic progress. The job market improved with approximately 850,000 and 943,000 jobs being added in June and July respectively which are the largest additions since August 2020. Sectors like travel and tourism that were impacted by reopening had a strong contribution during the quarter.
Economic activity continued to expand in the fourth quarter, albeit at a measurably moderate pace, with several factors contributing to multiple headwinds. Supply chain bottlenecks continued to persist and sapped growth momentum during the quarter. Rising COVID-19 cases toward the end of the quarter triggered disruption to services and created further bottlenecks related to labor, transportation and goods.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Nestle S.A., Novo Nordisk A/S Class B, and ASML Holding NV. The top negative contributors to the Fund’s performance during the period were SoftBank Group Corp., AIA Group Limited, and M3, Inc. These securities were no longer held as of December 31, 2021.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Karl Schneider
Daniel TenPas
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,626 for the Standard Class shares and to $21,235 for the Service Class shares. For comparison, look at how the S&P MidCap 400®Index did over the same period. The same $10,000 investment would have increased to $22,177. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 24.37%
Five Years	+ 12.71%
Inception (9/2/14)	+ 11.08%
Service Class Shares
One Year	+ 24.06%
Five Years	+ 12.43%
Inception (9/2/14)	+ 10.80%
1. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,059.30	0.35%	$1.82
Service Class Shares	1,000.00	1,058.00	0.60%	3.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.32%
Aerospace & Defense	0.94%
Air Freight & Logistics	0.36%
Airlines	0.18%
Auto Components	1.74%
Automobiles	0.47%
Banks	6.25%
Beverages	0.19%
Biotechnology	1.46%
Building Products	2.86%
Capital Markets	2.06%
Chemicals	2.67%
Commercial Services & Supplies	1.54%
Communications Equipment	0.92%
Construction & Engineering	1.41%
Construction Materials	0.27%
Consumer Finance	0.60%
Containers & Packaging	0.76%
Diversified Consumer Services	0.88%
Diversified Financial Services	0.30%
Diversified Telecommunication Services	0.22%
Electric Utilities	1.02%
Electrical Equipment	2.01%
Electronic Equipment, Instruments & Components	3.23%
Energy Equipment & Services	0.38%
Entertainment	0.09%
Equity Real Estate Investment Trusts	9.74%
Food & Staples Retailing	1.18%
Food Products	1.71%
Gas Utilities	1.25%
Health Care Equipment & Supplies	3.29%
Health Care Providers & Services	2.98%
Hotels, Restaurants & Leisure	2.97%
Household Durables	1.98%
Household Products	0.10%
Insurance	3.68%
Interactive Media & Services	0.21%
IT Services	1.92%
Leisure Products	1.29%
Life Sciences Tools & Services	1.57%
Machinery	4.98%
Marine	0.14%
Media	0.94%
Metals & Mining	2.59%
Multiline Retail	0.85%
Multi-Utilities	0.56%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	1.70%
Paper & Forest Products	0.28%
Personal Products	0.24%
Pharmaceuticals	0.53%
Professional Services	1.57%
Real Estate Management & Development	0.55%
Road & Rail	1.98%
Semiconductors & Semiconductor Equipment	4.31%
Software	3.97%
Specialty Retail	3.32%
Technology Hardware, Storage & Peripherals	0.12%
Textiles, Apparel & Luxury Goods	1.88%
Thrifts & Mortgage Finance	0.71%
Trading Companies & Distributors	0.92%
Water Utilities	0.50%
Money Market Fund	0.39%
Total Investments	99.71%
Receivables and Other Assets Net of Liabilities	0.29%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Molina Healthcare, Inc.	0.75%
Camden Property Trust	0.74%
Builders FirstSource, Inc.	0.66%
Trex Co., Inc.	0.63%
Masimo Corp.	0.60%
Medical Properties Trust, Inc.	0.57%
Nordson Corp.	0.56%
Cognex Corp.	0.55%
Graco, Inc.	0.55%
Repligen Corp.	0.55%
Total	6.16%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.32%
Aerospace & Defense–0.94%
†Axon Enterprise, Inc.	29,102	$ 4,569,014
Curtiss-Wright Corp.	17,429	2,416,879
†Hexcel Corp.	37,571	1,946,178
†Mercury Systems, Inc.	25,429	1,400,121
		10,332,192
Air Freight & Logistics–0.36%
†GXO Logistics, Inc.	43,731	3,972,087
		3,972,087
Airlines–0.18%
†JetBlue Airways Corp.	142,366	2,027,292
		2,027,292
Auto Components–1.74%
†Adient PLC	42,219	2,021,446
Dana, Inc.	63,689	1,453,383
†Fox Factory Holding Corp.	18,664	3,174,747
Gentex Corp.	104,791	3,651,966
†Goodyear Tire & Rubber Co.	124,622	2,656,941
Lear Corp.	26,499	4,847,992
†Visteon Corp.	12,272	1,363,910
		19,170,385
Automobiles–0.47%
Harley-Davidson, Inc.	68,768	2,591,866
Thor Industries, Inc.	24,680	2,561,044
		5,152,910
Banks–6.25%
Associated Banc-Corp.	67,083	1,515,405
Bank of Hawaii Corp.	17,751	1,486,824
Bank OZK	53,430	2,486,098
Cadence Bank	86,930	2,589,645
Cathay General Bancorp	34,277	1,473,568
CIT Group, Inc.	43,979	2,257,882
Commerce Bancshares, Inc.	49,543	3,405,586
Cullen/Frost Bankers, Inc.	25,143	3,169,778
East West Bancorp, Inc.	62,920	4,950,546
First Financial Bankshares, Inc.	57,288	2,912,522
First Horizon Corp.	240,906	3,933,995
FNB Corp.	140,123	1,699,692
Fulton Financial Corp.	71,515	1,215,755
Glacier Bancorp, Inc.	48,117	2,728,234
Hancock Whitney Corp.	38,888	1,945,178
Home BancShares, Inc.	66,203	1,612,043
International Bancshares Corp.	23,345	989,595
PacWest Bancorp	52,403	2,367,043
Pinnacle Financial Partners, Inc.	33,977	3,244,803
Prosperity Bancshares, Inc.	40,754	2,946,514
Sterling Bancorp	86,205	2,223,227
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Synovus Financial Corp.	64,223	$ 3,074,355
†Texas Capital Bancshares, Inc.	22,189	1,336,887
UMB Financial Corp.	19,270	2,044,740
Umpqua Holdings Corp.	96,538	1,857,391
United Bankshares, Inc.	60,961	2,211,665
Valley National Bancorp	182,015	2,502,706
Webster Financial Corp.	40,528	2,263,083
Wintrust Financial Corp.	25,515	2,317,272
		68,762,032
Beverages–0.19%
†Boston Beer Co., Inc. Class A	4,117	2,079,497
		2,079,497
Biotechnology–1.46%
†Arrowhead Pharmaceuticals, Inc.	46,222	3,064,519
†Exelixis, Inc.	140,362	2,565,817
†Halozyme Therapeutics, Inc.	62,420	2,509,908
†Neurocrine Biosciences, Inc.	42,106	3,586,168
†United Therapeutics Corp.	19,987	4,318,791
		16,045,203
Building Products–2.86%
†Builders FirstSource, Inc.	84,970	7,282,779
Carlisle Cos., Inc.	23,159	5,746,211
Lennox International, Inc.	14,995	4,863,778
Owens Corning	44,627	4,038,743
Simpson Manufacturing Co., Inc.	19,250	2,677,098
†Trex Co., Inc.	51,084	6,897,873
		31,506,482
Capital Markets–2.06%
Affiliated Managers Group, Inc.	18,071	2,972,860
Evercore, Inc. Class A	17,391	2,362,567
Federated Hermes, Inc.	42,782	1,607,748
Interactive Brokers Group, Inc. Class A	39,005	3,097,777
Janus Henderson Group PLC	75,583	3,169,951
Jefferies Financial Group, Inc.	87,169	3,382,157
SEI Investments Co.	47,020	2,865,399
Stifel Financial Corp.	46,154	3,250,165
		22,708,624
Chemicals–2.67%
Ashland Global Holdings, Inc.	25,070	2,699,036
Avient Corp.	40,938	2,290,481
Cabot Corp.	24,876	1,398,031
Chemours Co.	72,431	2,430,784
LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Ingevity Corp.	17,331	$ 1,242,633
Minerals Technologies, Inc.	14,732	1,077,646
NewMarket Corp.	3,063	1,049,751
Olin Corp.	63,632	3,660,113
RPM International, Inc.	57,511	5,808,611
Scotts Miracle-Gro Co.	18,164	2,924,404
Sensient Technologies Corp.	18,487	1,849,809
Valvoline, Inc.	80,171	2,989,577
		29,420,876
Commercial Services & Supplies–1.54%
Brink's Co.	21,836	1,431,786
†Clean Harbors, Inc.	22,349	2,229,760
†IAA, Inc.	59,814	3,027,785
MillerKnoll, Inc.	33,028	1,294,367
MSA Safety, Inc.	16,283	2,458,082
†Stericycle, Inc.	41,082	2,450,130
Tetra Tech, Inc.	24,012	4,077,238
		16,969,148
Communications Equipment–0.92%
†Ciena Corp.	68,772	5,293,381
†Lumentum Holdings, Inc.	31,985	3,383,053
†Viasat, Inc.	32,157	1,432,273
		10,108,707
Construction & Engineering–1.41%
†AECOM	63,877	4,940,886
†Dycom Industries, Inc.	13,498	1,265,572
EMCOR Group, Inc.	23,573	3,002,964
†Fluor Corp.	62,017	1,536,161
†MasTec, Inc.	25,595	2,361,907
Valmont Industries, Inc.	9,403	2,355,452
		15,462,942
Construction Materials–0.27%
Eagle Materials, Inc.	18,067	3,007,433
		3,007,433
Consumer Finance–0.60%
FirstCash Holdings, Inc.	17,740	1,327,129
Navient Corp.	71,505	1,517,336
†PROG Holdings, Inc.	25,372	1,144,531
SLM Corp.	130,109	2,559,244
		6,548,240
Containers & Packaging–0.76%
AptarGroup, Inc.	29,226	3,579,601
Greif, Inc. Class A	11,644	702,948
Silgan Holdings, Inc.	36,798	1,576,426
Sonoco Products Co.	43,920	2,542,529
		8,401,504
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.88%
Graham Holdings Co. Class B	1,770	$ 1,114,799
†Grand Canyon Education, Inc.	17,716	1,518,438
H&R Block, Inc.	78,085	1,839,683
Service Corp. International	73,191	5,195,829
		9,668,749
Diversified Financial Services–0.30%
Voya Financial, Inc.	49,300	3,269,083
		3,269,083
Diversified Telecommunication Services–0.22%
†Iridium Communications, Inc.	58,659	2,422,030
		2,422,030
Electric Utilities–1.02%
ALLETE, Inc.	23,622	1,567,320
Hawaiian Electric Industries, Inc.	48,938	2,030,927
IDACORP, Inc.	22,553	2,555,480
OGE Energy Corp.	88,785	3,407,568
PNM Resources, Inc.	37,642	1,716,852
		11,278,147
Electrical Equipment–2.01%
Acuity Brands, Inc.	15,459	3,272,979
EnerSys	18,643	1,473,916
Hubbell, Inc.	24,148	5,029,304
nVent Electric PLC	74,622	2,835,636
Regal Rexnord Corp.	30,091	5,120,886
†Sunrun, Inc.	91,610	3,142,223
†Vicor Corp.	9,500	1,206,310
		22,081,254
Electronic Equipment, Instruments & Components–3.23%
†Arrow Electronics, Inc.	30,896	4,148,406
Avnet, Inc.	43,637	1,799,154
Belden, Inc.	19,670	1,292,909
Cognex Corp.	78,494	6,103,693
†Coherent, Inc.	10,960	2,921,278
†II-VI, Inc.	46,996	3,211,237
Jabil, Inc.	63,553	4,470,954
Littelfuse, Inc.	10,896	3,428,753
National Instruments Corp.	58,318	2,546,747
TD SYNNEX Corp.	18,221	2,083,754
Vishay Intertechnology, Inc.	58,199	1,272,812
Vontier Corp.	75,581	2,322,604
		35,602,301
Energy Equipment & Services–0.38%
†ChampionX Corp.	90,499	1,828,985
NOV, Inc.	174,740	2,367,727
		4,196,712

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.09%
World Wrestling Entertainment, Inc. Class A	19,798	$ 976,833
		976,833
Equity Real Estate Investment Trusts–9.74%
American Campus Communities, Inc.	61,704	3,535,022
Apartment Income REIT Corp.	69,635	3,806,946
Brixmor Property Group, Inc.	131,737	3,347,437
Camden Property Trust	45,306	8,095,276
Corporate Office Properties Trust	49,264	1,377,914
Cousins Properties, Inc.	66,006	2,658,722
CyrusOne, Inc.	56,288	5,050,159
Douglas Emmett, Inc.	78,452	2,628,142
EastGroup Properties, Inc.	18,019	4,105,629
EPR Properties	32,805	1,557,909
First Industrial Realty Trust, Inc.	57,629	3,815,040
Healthcare Realty Trust, Inc.	65,221	2,063,592
Highwoods Properties, Inc.	46,701	2,082,398
Hudson Pacific Properties, Inc.	66,868	1,652,308
JBG SMITH Properties	50,918	1,461,856
Kilroy Realty Corp.	46,463	3,087,931
Kite Realty Group Trust	98,063	2,135,812
Lamar Advertising Co. Class A	38,449	4,663,864
Life Storage, Inc.	36,345	5,567,327
Macerich Co.	93,414	1,614,194
Medical Properties Trust, Inc.	264,540	6,251,080
National Retail Properties, Inc.	77,908	3,745,038
National Storage Affiliates Trust	36,367	2,516,596
Omega Healthcare Investors, Inc.	106,057	3,138,227
†Park Hotels & Resorts, Inc.	103,712	1,958,083
Pebblebrook Hotel Trust	57,617	1,288,892
Physicians Realty Trust	98,642	1,857,429
PotlatchDeltic Corp.	30,102	1,812,742
PS Business Parks, Inc.	8,818	1,624,011
Rayonier, Inc.	63,377	2,557,896
Rexford Industrial Realty, Inc.	67,205	5,450,998
Sabra Health Care REIT, Inc.	101,141	1,369,449
SL Green Realty Corp.	29,452	2,111,708
Spirit Realty Capital, Inc.	54,532	2,627,897
STORE Capital Corp.	108,532	3,733,501
Urban Edge Properties	48,287	917,453
		107,268,478
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.18%
†BJ's Wholesale Club Holdings, Inc.	60,539	$ 4,054,297
Casey's General Stores, Inc.	16,537	3,263,577
†Grocery Outlet Holding Corp.	38,279	1,082,530
†Performance Food Group Co.	68,494	3,143,190
†Sprouts Farmers Market, Inc.	50,078	1,486,315
		13,029,909
Food Products–1.71%
†Darling Ingredients, Inc.	71,775	4,973,290
Flowers Foods, Inc.	88,891	2,441,836
†Hain Celestial Group, Inc.	41,267	1,758,387
Ingredion, Inc.	29,385	2,839,767
Lancaster Colony Corp.	8,697	1,440,223
†Pilgrim's Pride Corp.	21,372	602,690
†Post Holdings, Inc.	26,003	2,931,318
Sanderson Farms, Inc.	9,303	1,777,617
		18,765,128
Gas Utilities–1.25%
National Fuel Gas Co.	40,487	2,588,739
New Jersey Resources Corp.	42,290	1,736,427
ONE Gas, Inc.	23,962	1,859,212
†Southwest Gas Holdings, Inc.	25,915	1,815,346
Spire, Inc.	22,666	1,478,276
UGI Corp.	92,798	4,260,356
		13,738,356
Health Care Equipment & Supplies–3.29%
†Envista Holdings Corp.	71,618	3,227,107
†Globus Medical, Inc. Class A	34,939	2,522,596
†Haemonetics Corp.	22,350	1,185,444
†ICU Medical, Inc.	8,943	2,122,532
†Integra LifeSciences Holdings Corp.	32,599	2,183,807
†LivaNova PLC	23,833	2,083,719
†Masimo Corp.	22,513	6,591,356
†Neogen Corp.	48,133	2,185,720
†NuVasive, Inc.	22,657	1,189,039
†Penumbra, Inc.	15,580	4,476,446
†Quidel Corp.	16,915	2,283,356
†STAAR Surgical Co.	21,285	1,943,320
†Tandem Diabetes Care, Inc.	28,141	4,235,783
		36,230,225
Health Care Providers & Services–2.98%
†Acadia Healthcare Co., Inc.	40,209	2,440,686
†Amedisys, Inc.	14,511	2,349,041
Chemed Corp.	6,799	3,596,943
Encompass Health Corp.	44,437	2,899,959
†HealthEquity, Inc.	36,570	1,617,857
†LHC Group, Inc.	13,889	1,905,987
†Molina Healthcare, Inc.	25,911	8,241,771
†Option Care Health, Inc.	60,738	1,727,389

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Patterson Cos., Inc.	37,813	$ 1,109,811
†Progyny, Inc.	31,186	1,570,215
†R1 RCM, Inc.	58,702	1,496,314
†Tenet Healthcare Corp.	47,548	3,884,196
		32,840,169
Hotels, Restaurants & Leisure–2.97%
†Boyd Gaming Corp.	36,427	2,388,518
Choice Hotels International, Inc.	14,694	2,292,117
Churchill Downs, Inc.	15,203	3,662,403
Cracker Barrel Old Country Store, Inc.	10,405	1,338,499
Jack in the Box, Inc.	9,504	831,410
Marriott Vacations Worldwide Corp.	18,929	3,198,622
Papa John's International, Inc.	14,271	1,904,750
†Scientific Games Corp. Class A	42,862	2,864,468
†Six Flags Entertainment Corp.	33,893	1,443,164
Texas Roadhouse, Inc.	31,123	2,778,662
Travel & Leisure Co.	38,645	2,135,909
Wendy's Co.	78,162	1,864,164
Wingstop, Inc.	13,344	2,305,843
Wyndham Hotels & Resorts, Inc.	41,314	3,703,800
		32,712,329
Household Durables–1.98%
†Helen of Troy Ltd.	10,768	2,632,453
KB Home	38,048	1,701,887
Leggett & Platt, Inc.	59,000	2,428,440
†Taylor Morrison Home Corp.	54,945	1,920,877
Tempur Sealy International, Inc.	85,372	4,015,045
Toll Brothers, Inc.	50,859	3,681,683
†TopBuild Corp.	14,643	4,040,150
†Tri Pointe Homes, Inc.	49,901	1,391,739
		21,812,274
Household Products–0.10%
Energizer Holdings, Inc.	27,585	1,106,159
		1,106,159
Insurance–3.68%
†Alleghany Corp.	6,083	4,060,950
American Financial Group, Inc.	29,490	4,049,567
†Brighthouse Financial, Inc.	35,447	1,836,155
CNO Financial Group, Inc.	54,741	1,305,025
First American Financial Corp.	48,705	3,810,192
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hanover Insurance Group, Inc.	15,658	$ 2,052,138
Kemper Corp.	26,229	1,542,003
Kinsale Capital Group, Inc.	9,601	2,283,982
Mercury General Corp.	11,656	618,467
Old Republic International Corp.	126,694	3,114,139
Primerica, Inc.	17,609	2,698,931
Reinsurance Group of America, Inc.	30,020	3,286,890
RenaissanceRe Holdings Ltd.	20,458	3,464,153
RLI Corp.	17,654	1,979,013
Selective Insurance Group, Inc.	26,860	2,200,908
Unum Group	91,435	2,246,558
		40,549,071
Interactive Media & Services–0.21%
†TripAdvisor, Inc.	43,170	1,176,814
†Yelp, Inc.	30,326	1,099,014
		2,275,828
IT Services–1.92%
Alliance Data Systems Corp.	21,820	1,452,557
Concentrix Corp.	19,077	3,407,534
Genpact Ltd.	76,744	4,073,572
†Kyndryl Holdings, Inc.	78,615	1,422,931
†LiveRamp Holdings, Inc.	29,787	1,428,287
Maximus, Inc.	27,258	2,171,645
†Sabre Corp.	141,499	1,215,476
Western Union Co.	177,800	3,171,952
†WEX, Inc.	19,846	2,786,180
		21,130,134
Leisure Products–1.29%
Brunswick Corp.	34,187	3,443,657
†Callaway Golf Co.	51,371	1,409,620
†Mattel, Inc.	154,938	3,340,463
Polaris, Inc.	25,477	2,800,177
†YETI Holdings, Inc.	38,847	3,217,697
		14,211,614
Life Sciences Tools & Services–1.57%
Bruker Corp.	44,973	3,773,684
†Medpace Holdings, Inc.	12,767	2,778,610
†Repligen Corp.	22,822	6,044,179
†Syneos Health, Inc.	45,982	4,721,432
		17,317,905
Machinery–4.98%
AGCO Corp.	27,109	3,145,186
†Colfax Corp.	59,605	2,740,042
Crane Co.	22,156	2,253,930
Donaldson Co., Inc.	55,074	3,263,685

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Flowserve Corp.	57,126	$ 1,748,056
Graco, Inc.	75,439	6,081,892
ITT, Inc.	37,959	3,879,030
Kennametal, Inc.	36,669	1,316,784
Lincoln Electric Holdings, Inc.	26,344	3,674,198
†Middleby Corp.	24,695	4,858,988
Nordson Corp.	24,008	6,128,522
Oshkosh Corp.	30,500	3,437,655
Terex Corp.	30,610	1,345,310
Timken Co.	30,433	2,108,703
Toro Co.	47,252	4,720,947
Trinity Industries, Inc.	36,582	1,104,776
Woodward, Inc.	27,894	3,053,277
		54,860,981
Marine–0.14%
†Kirby Corp.	26,360	1,566,311
		1,566,311
Media–0.94%
Cable One, Inc.	2,171	3,828,450
John Wiley & Sons, Inc. Class A	19,087	1,093,112
New York Times Co. Class A	74,177	3,582,749
TEGNA, Inc.	99,055	1,838,461
		10,342,772
Metals & Mining–2.59%
Alcoa Corp.	82,800	4,933,224
†Cleveland-Cliffs, Inc.	201,931	4,396,038
Commercial Metals Co.	53,983	1,959,043
Compass Minerals International, Inc.	14,928	762,522
Reliance Steel & Aluminum Co.	27,840	4,516,205
Royal Gold, Inc.	29,171	3,069,081
Steel Dynamics, Inc.	83,637	5,191,349
United States Steel Corp.	120,763	2,875,367
Worthington Industries, Inc.	14,522	793,772
		28,496,601
Multiline Retail–0.85%
Kohl's Corp.	66,815	3,299,993
Macy's, Inc.	137,000	3,586,660
†Nordstrom, Inc.	48,779	1,103,381
†Ollie's Bargain Outlet Holdings, Inc.	26,626	1,362,985
		9,353,019
Multi-Utilities–0.56%
Black Hills Corp.	28,539	2,013,997
MDU Resources Group, Inc.	90,875	2,802,585
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
NorthWestern Corp.	23,612	$ 1,349,662
		6,166,244
Oil, Gas & Consumable Fuels–1.70%
Antero Midstream Corp.	142,383	1,378,268
†CNX Resources Corp.	93,668	1,287,935
†DTE Midstream LLC	43,279	2,076,526
†EQT Corp.	134,121	2,925,179
Equitrans Midstream Corp.	178,299	1,843,612
HollyFrontier Corp.	66,858	2,191,605
Murphy Oil Corp.	63,663	1,662,241
Targa Resources Corp.	101,575	5,306,278
		18,671,644
Paper & Forest Products–0.28%
Louisiana-Pacific Corp.	38,961	3,052,594
		3,052,594
Personal Products–0.24%
†Coty, Inc. Class A	146,738	1,540,749
Nu Skin Enterprises, Inc. Class A	21,986	1,115,790
		2,656,539
Pharmaceuticals–0.53%
†Jazz Pharmaceuticals PLC	27,216	3,467,318
Perrigo Co. PLC	59,840	2,327,776
		5,795,094
Professional Services–1.57%
†ASGN, Inc.	23,199	2,862,757
†CACI International, Inc. Class A	10,328	2,780,401
†FTI Consulting, Inc.	15,332	2,352,235
Insperity, Inc.	15,744	1,859,524
KBR, Inc.	62,240	2,963,869
ManpowerGroup, Inc.	24,083	2,343,998
Science Applications International Corp.	25,417	2,124,607
		17,287,391
Real Estate Management & Development–0.55%
†Jones Lang LaSalle, Inc.	22,435	6,042,643
		6,042,643
Road & Rail–1.98%
†Avis Budget Group, Inc.	17,819	3,695,126
Knight-Swift Transportation Holdings, Inc.	73,588	4,484,453
Landstar System, Inc.	16,986	3,040,834
Ryder System, Inc.	23,582	1,943,864
†Saia, Inc.	11,649	3,926,062
Werner Enterprises, Inc.	27,110	1,292,063

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
†XPO Logistics, Inc.	44,031	$ 3,409,320
		21,791,722
Semiconductors & Semiconductor Equipment–4.31%
Amkor Technology, Inc.	43,934	1,089,124
Azenta, Inc.	33,182	3,421,396
†Cirrus Logic, Inc.	25,259	2,324,333
CMC Materials, Inc.	12,615	2,418,169
†First Solar, Inc.	43,862	3,823,012
†Lattice Semiconductor Corp.	60,611	4,670,684
MKS Instruments, Inc.	24,718	4,305,134
Power Integrations, Inc.	26,700	2,480,163
†Semtech Corp.	28,473	2,532,104
†Silicon Laboratories, Inc.	17,812	3,676,753
†SiTime Corp.	6,700	1,960,018
†SunPower Corp.	36,386	759,376
†Synaptics, Inc.	17,438	5,048,476
Universal Display Corp.	19,211	3,170,391
†Wolfspeed, Inc.	51,439	5,749,337
		47,428,470
Software–3.97%
†ACI Worldwide, Inc.	51,522	1,787,813
†Aspen Technology, Inc.	29,782	4,532,821
†Blackbaud, Inc.	18,436	1,456,075
CDK Global, Inc.	52,503	2,191,475
†Cerence, Inc.	16,667	1,277,359
†CommVault Systems, Inc.	20,116	1,386,395
†Digital Turbine, Inc.	39,049	2,381,599
†Envestnet, Inc.	24,207	1,920,583
†Fair Isaac Corp.	12,149	5,268,657
†Manhattan Associates, Inc.	28,204	4,385,440
†Mimecast Ltd.	27,611	2,197,007
†NCR Corp.	59,024	2,372,765
†Paylocity Holding Corp.	17,540	4,142,247
†Qualys, Inc.	14,688	2,015,487
†Sailpoint Technologies Holdings, Inc.	41,759	2,018,630
†Teradata Corp.	47,845	2,031,977
†Ziff Davis, Inc.	21,540	2,387,924
		43,754,254
Specialty Retail–3.32%
American Eagle Outfitters, Inc.	68,831	1,742,801
†AutoNation, Inc.	17,652	2,062,636
Dick's Sporting Goods, Inc.	28,739	3,304,698
†Five Below, Inc.	24,955	5,162,940
Foot Locker, Inc.	40,505	1,767,233
†GameStop Corp. Class A	27,486	4,078,647
Lithia Motors, Inc.	13,466	3,998,729
Murphy USA, Inc.	10,427	2,077,475
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†RH	7,670	$ 4,110,660
†Urban Outfitters, Inc.	28,895	848,357
†Victoria's Secret, Inc.	32,134	1,784,722
Williams-Sonoma, Inc.	33,043	5,588,563
		36,527,461
Technology Hardware, Storage & Peripherals–0.12%
Xerox Holdings Corp.	60,271	1,364,535
		1,364,535
Textiles, Apparel & Luxury Goods–1.88%
†Capri Holdings Ltd.	66,665	4,327,225
Carter's, Inc.	18,801	1,903,037
Columbia Sportswear Co.	15,333	1,494,047
†Crocs, Inc.	26,059	3,341,285
†Deckers Outdoor Corp.	12,231	4,480,338
Hanesbrands, Inc.	154,500	2,583,240
†Skechers USA, Inc. Class A	59,857	2,597,794
		20,726,966
Thrifts & Mortgage Finance–0.71%
Essent Group Ltd.	49,061	2,233,747
MGIC Investment Corp.	144,507	2,083,791
New York Community Bancorp, Inc.	207,937	2,538,911
Washington Federal, Inc.	28,897	964,582
		7,821,031
Trading Companies & Distributors–0.92%
GATX Corp.	15,568	1,622,030
MSC Industrial Direct Co., Inc. Class A	20,608	1,732,308
†Univar Solutions, Inc.	76,550	2,170,193
Watsco, Inc.	14,659	4,586,508
		10,111,039
Water Utilities–0.50%
Essential Utilities, Inc.	102,075	5,480,407
		5,480,407
Total Common Stock (Cost $667,982,434)		1,093,455,960

MONEY MARKET FUND–0.39%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	4,305,616	4,305,616
Total Money Market Fund (Cost $4,305,616)		4,305,616

LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.71% (Cost $672,288,050)	$1,097,761,576
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.29%	3,153,732
NET ASSETS APPLICABLE TO 72,615,630 SHARES OUTSTANDING–100.00%	$1,100,915,308
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($916,247,958 / 60,409,486 Shares)	$15.167
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($184,667,350 / 12,206,144 Shares)	$15.129
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 596,673,958
Distributable earnings/(accumulated loss)	504,241,350
TOTAL NET ASSETS	$1,100,915,308

† Non-income producing.
★ Includes $418,500 cash collateral held at broker for futures contracts, $1,240,015 payable for fund shares redeemed, $103,257 other accrued expenses payable, $308,083 due to manager and affiliates and $26,212 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
31	E-mini S&P MidCap 400 Index	$8,796,870	$8,708,592	3/18/22	$88,278	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 13,144,794
EXPENSES:
Management fees	2,903,660
Distribution fees-Service Class	400,916
Shareholder servicing fees	311,875
Index fees	216,223
Accounting and administration expenses	194,685
Professional fees	45,029
Trustees’ fees and expenses	22,532
Custodian fees	16,013
Reports and statements to shareholders	14,377
Pricing fees	5,691
Consulting fees	2,923
Other	25,726
4,159,650
Less:
Management fees waived	(45,760)
Total operating expenses	4,113,890
NET INVESTMENT INCOME	9,030,904
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	125,381,494
Futures contracts	2,289,464
Net realized gain	127,670,958
Net change in unrealized appreciation (depreciation) of:
Investments	96,037,003
Futures contracts	(225,253)
Net change in unrealized appreciation (depreciation)	95,811,750
NET REALIZED AND UNREALIZED GAIN	223,482,708
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,513,612
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,030,904	$ 10,358,187
Net realized gain	127,670,958	21,791,012
Net change in unrealized appreciation (depreciation)	95,811,750	125,601,620
Net increase in net assets resulting from operations	232,513,612	157,750,819
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(40,071,078)	(51,187,262)
Service Class	(7,541,010)	(7,075,849)
	(47,612,088)	(58,263,111)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	72,022,938	184,988,318
Service Class	49,584,488	28,354,911
Reinvestment of dividends and distributions:
Standard Class	40,071,078	51,187,262
Service Class	7,541,010	7,075,849
	169,219,514	271,606,340
Cost of shares redeemed:
Standard Class	(232,498,219)	(343,107,917)
Service Class	(29,109,042)	(20,526,328)
	(261,607,261)	(363,634,245)
Decrease in net assets derived from capital share transactions	(92,387,747)	(92,027,905)
NET INCREASE IN NET ASSETS	92,513,777	7,459,803
NET ASSETS:
Beginning of year	1,008,401,531	1,000,941,728
End of year	$1,100,915,308	$1,008,401,531
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.763	$ 12.000	$ 10.712	$ 13.055	$ 11.488
Income (loss) from investment operations:
Net investment income[1]	0.129	0.124	0.156	0.157	0.136
Net realized and unrealized gain (loss)	2.952	1.371	2.536	(1.494)	1.677
Total from investment operations	3.081	1.495	2.692	(1.337)	1.813
Less dividends and distributions from:
Net investment income	(0.165)	(0.178)	(0.146)	(0.176)	(0.169)
Net realized gain	(0.512)	(0.554)	(1.258)	(0.830)	(0.077)
Total dividends and distributions	(0.677)	(0.732)	(1.404)	(1.006)	(0.246)
Net asset value, end of period	$ 15.167	$ 12.763	$ 12.000	$ 10.712	$ 13.055
Total return[2]	24.37%	13.19%	25.81%	(11.37%)	15.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$916,248	$876,695	$895,140	$ 699,126	$1,066,315
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.36%	0.34%
Ratio of net investment income to average net assets	0.87%	1.14%	1.30%	1.20%	1.11%
Portfolio turnover	23%	32%	22%	28%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.736	$ 11.982	$ 10.703	$ 13.053	$ 11.485
Income (loss) from investment operations:
Net investment income[1]	0.092	0.097	0.126	0.123	0.107
Net realized and unrealized gain (loss)	2.945	1.363	2.532	(1.490)	1.675
Total from investment operations	3.037	1.460	2.658	(1.367)	1.782
Less dividends and distributions from:
Net investment income	(0.132)	(0.152)	(0.121)	(0.153)	(0.137)
Net realized gain	(0.512)	(0.554)	(1.258)	(0.830)	(0.077)
Total dividends and distributions	(0.644)	(0.706)	(1.379)	(0.983)	(0.214)
Net asset value, end of period	$ 15.129	$ 12.736	$ 11.982	$ 10.703	$ 13.053
Total return[2]	24.06%	12.90%	25.50%	(11.59%)	15.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$184,667	$131,707	$105,802	$ 65,730	$ 35,271
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.59%
Ratio of net investment income to average net assets	0.62%	0.89%	1.05%	0.95%	0.86%
Portfolio turnover	23%	32%	22%	28%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   Effective April 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.005% on the first $1.5 billion of the Fund’s average daily net assets and 0.01% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.002% on the first $1 billion of the Fund’s average daily net assets.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$62,347
Legal	10,082
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,265 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$241,397
Distribution fees payable to LFD	38,178
Printing and mailing fees payable to Lincoln Life	2,091
Shareholder servicing fees payable to Lincoln Life	26,417
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$245,638,038
Sales	365,529,488
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$691,813,430
Aggregate unrealized appreciation of investments and derivatives	$420,633,211
Aggregate unrealized depreciation of investments and derivatives	(14,685,064)
Net unrealized appreciation of investments and derivatives	$405,948,147
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,093,455,960	$—	$—	$1,093,455,960
Money Market Fund	4,305,616	—	—	4,305,616
Total Investments	$1,097,761,576	$—	$—	$1,097,761,576
Derivatives:

Assets:
Futures Contract	$88,278	$—	$—	$88,278
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$34,140,739	$32,993,448
Long-term capital gains	13,471,349	25,269,663
Total	$47,612,088	$58,263,111
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 98,293,203
Net unrealized appreciation	405,948,147
Distributable earnings/(accumulated loss)	$504,241,350
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	4,890,601	21,445,098
Service Class	3,348,361	2,777,933
Shares reinvested:
Standard Class	2,732,050	4,431,402
Service Class	515,610	613,755
	11,486,622	29,268,188
Shares redeemed:
Standard Class	(15,903,950)	(31,780,426)
Service Class	(1,999,409)	(1,880,311)
	(17,903,359)	(33,660,737)
Net decrease	(6,416,737)	(4,392,549)
LVIP SSGA Mid-Cap Index Fund–18

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$88,278	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,289,464	$(225,253)
LVIP SSGA Mid-Cap Index Fund–19

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,618,745	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Mid-Cap Index Fund–21

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022. The Board noted that the net investment
LVIP SSGA Mid-Cap Index Fund–22

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P Mid-Cap 400 Total Return Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that fees and cash flows contributed to underperformance compared to the benchmark index. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective April 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Mid-Cap Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Mid-Cap Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Mid-Cap Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund–28

LVIP SSGA Nasdaq-100 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Nasdaq-100 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Nasdaq-100 Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 19.39% (Standard Class shares with distributions reinvested) for the period February 18, 2021* to December 31, 2021, while its benchmark, the Nasdaq-100® Index1, returned 19.82%.
The benchmark index had a very prosperous year with substantial gains in three out of the four quarters while still managing a modest gain during a challenging third quarter. Overall, the benchmark index closed out strongly for the calendar year of 2021. The consistent storyline in the US, as well as most of the developed world, was economic recovery as vaccine distribution became widespread and the country learned how to adapt to a new way of life. Many features introduced during the height of the COVID pandemic a year earlier were permanently adopted changing the overall business landscape. Remote working arrangements, curbside store pickups, virtual healthcare, and contactless delivery helped lead the economy through this uncertain terrain. The hiccup during third quarter, caused by continued supply chain disruptions and the unfortunate reality of a new COVID variant on the horizon, subsided as the last quarter began and the season of spending (in the form of both consumer holiday shopping and US government infrastructure investing) signaled economic health in the US.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Microsoft Corporation, Apple Inc and NVIDIA Corporation. The top negative contributors to the Fund’s performance during the period were Pinduoduo, Inc. Sponsored ADR Class A, PayPal Holdings, Inc. and Peloton Interactive, Inc. Class A.
Portfolio Managers:
SSGA Funds Management, Inc.:	Thomas Coleman
Michael Feehily
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 2/18/21 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Nasdaq-100 Index Fund shares on 2/18/21 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,939 for the Standard Class shares and to $11,916 for the Service Class shares. For comparison, look at how the Nasdaq-100® Index did from 2/18/21 through 12/31/21. The same $10,000 investment would have increased to $11,982. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/21
Standard Class Shares
Inception (2/18/21)	+ 19.39%
Service Class Shares
Inception (2/18/21)	+ 19.16%
1. The Nasdaq-100® Index is one of the world’s preeminent large-cap growth indexes. It includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.
Nasdaq-100® and Nasdaq-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations ) and are licensed for use by Lincoln Investment Advisors Corporation. The fund has not been passed on by the corporations as to their legality or suitability. The fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
* Date of commencement of operations.

LVIP SSGA Nasdaq-100 Index Fund–1

LVIP SSGA Nasdaq-100 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,122.60	0.45%	$2.41
Service Class Shares	1,000.00	1,121.40	0.70%	3.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.45%	$2.29
Service Class Shares	1,000.00	1,021.70	0.70%	3.57

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Nasdaq-100 Index Fund–2

LVIP SSGA Nasdaq-100 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.98%
Automobiles	4.57%
Beverages	2.23%
Biotechnology	3.30%
Commercial Services & Supplies	0.53%
Communications Equipment	1.74%
Electric Utilities	0.89%
Entertainment	2.50%
Food & Staples Retailing	1.92%
Food Products	0.89%
Health Care Equipment & Supplies	1.87%
Hotels, Restaurants & Leisure	2.25%
Industrial Conglomerates	0.94%
Interactive Media & Services	12.18%
Internet & Direct Marketing Retail	7.83%
IT Services	3.57%
Leisure Products	0.07%
Life Sciences Tools & Services	0.38%
Machinery	0.20%
Media	2.42%
Multiline Retail	0.20%
Professional Services	0.24%
Road & Rail	0.54%
Semiconductors & Semiconductor Equipment	16.20%
Software	17.04%
Specialty Retail	0.57%
Technology Hardware, Storage & Peripherals	11.42%
Textiles, Apparel & Luxury Goods	0.31%
Trading Companies & Distributors	0.24%
Wireless Telecommunication Services	0.94%
Money Market Fund	1.96%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	11.42%
Microsoft Corp.	9.90%
Amazon.com, Inc.	6.64%
Meta Platforms, Inc. Class A	4.68%
Tesla, Inc.	4.17%
NVIDIA Corp.	4.06%
Alphabet, Inc. Class C	3.61%
Alphabet, Inc. Class A	3.42%
Broadcom, Inc.	1.78%
Adobe, Inc.	1.76%
Total	51.44%

IT–Information Technology

LVIP SSGA Nasdaq-100 Index Fund–3

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.98%
Automobiles–4.57%
†Lucid Group, Inc.	12,300	$ 468,015
†Tesla, Inc.	4,573	4,832,655
		5,300,670
Beverages–2.23%
Keurig Dr Pepper, Inc.	10,559	389,205
†Monster Beverage Corp.	3,928	377,245
PepsiCo, Inc.	10,454	1,815,964
		2,582,414
Biotechnology–3.30%
Amgen, Inc.	4,263	959,047
†Biogen, Inc.	1,118	268,230
Gilead Sciences, Inc.	9,502	689,940
†Moderna, Inc.	3,069	779,465
†Regeneron Pharmaceuticals, Inc.	790	498,901
†Seagen, Inc.	1,366	211,184
†Vertex Pharmaceuticals, Inc.	1,930	423,828
		3,830,595
Commercial Services & Supplies–0.53%
Cintas Corp.	773	342,570
†Copart, Inc.	1,772	268,671
		611,241
Communications Equipment–1.74%
Cisco Systems, Inc.	31,884	2,020,489
		2,020,489
Electric Utilities–0.89%
American Electric Power Co., Inc.	3,829	340,666
Exelon Corp.	7,277	420,319
Xcel Energy, Inc.	3,997	270,597
		1,031,582
Entertainment–2.50%
Activision Blizzard, Inc.	5,829	387,803
Electronic Arts, Inc.	2,113	278,705
NetEase, Inc. ADR	2,117	215,468
†Netflix, Inc.	3,349	2,017,572
		2,899,548
Food & Staples Retailing–1.92%
Costco Wholesale Corp.	3,340	1,896,118
Walgreens Boots Alliance, Inc.	6,460	336,954
		2,233,072
Food Products–0.89%
Kraft Heinz Co.	9,154	328,628
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Mondelez International, Inc. Class A	10,567	$ 700,698
		1,029,326
Health Care Equipment & Supplies–1.87%
†Align Technology, Inc.	589	387,079
†Dexcom, Inc.	724	388,752
†IDEXX Laboratories, Inc.	634	417,464
†Intuitive Surgical, Inc.	2,704	971,547
		2,164,842
Hotels, Restaurants & Leisure–2.25%
†Airbnb, Inc. Class A	2,600	432,874
†Booking Holdings, Inc.	307	736,563
†Marriott International, Inc. Class A	2,457	405,995
Starbucks Corp.	8,879	1,038,577
		2,614,009
Industrial Conglomerates–0.94%
Honeywell International, Inc.	5,209	1,086,129
		1,086,129
Interactive Media & Services–12.18%
†Alphabet, Inc. Class C	1,447	4,187,025
†Alphabet, Inc. Class A	1,370	3,968,945
†Baidu, Inc. ADR	1,829	272,137
†Match Group, Inc.	2,103	278,122
†Meta Platforms, Inc. Class A	16,133	5,426,334
		14,132,563
Internet & Direct Marketing Retail–7.83%
†Amazon.com, Inc.	2,309	7,698,991
eBay, Inc.	4,705	312,882
†JD.com, Inc. ADR	5,513	386,296
†MercadoLibre, Inc.	377	508,347
†Pinduoduo, Inc. ADR	3,065	178,690
		9,085,206
IT Services–3.57%
Automatic Data Processing, Inc.	3,162	779,686
Cognizant Technology Solutions Corp. Class A	3,904	346,363
†Fiserv, Inc.	5,007	519,677
†Okta, Inc.	1,103	247,259
Paychex, Inc.	2,704	369,096
†PayPal Holdings, Inc.	8,884	1,675,345
†VeriSign, Inc.	810	205,594
		4,143,020
LVIP SSGA Nasdaq-100 Index Fund–4

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products–0.07%
†Peloton Interactive, Inc. Class A	2,216	$ 79,244
		79,244
Life Sciences Tools & Services–0.38%
†Illumina, Inc.	1,168	444,354
		444,354
Machinery–0.20%
PACCAR, Inc.	2,613	230,623
		230,623
Media–2.42%
†Charter Communications, Inc. Class A	1,357	884,723
Comcast Corp. Class A	34,474	1,735,077
Sirius XM Holdings, Inc.	30,078	190,995
		2,810,795
Multiline Retail–0.20%
†Dollar Tree, Inc.	1,681	236,214
		236,214
Professional Services–0.24%
Verisk Analytics, Inc.	1,204	275,391
		275,391
Road & Rail–0.54%
CSX Corp.	16,617	624,799
		624,799
Semiconductors & Semiconductor Equipment–16.20%
†Advanced Micro Devices, Inc.	9,135	1,314,526
Analog Devices, Inc.	4,071	715,560
Applied Materials, Inc.	6,833	1,075,241
ASML Holding NV	606	482,461
Broadcom, Inc.	3,112	2,070,756
Intel Corp.	30,754	1,583,831
KLA Corp.	1,133	487,315
Lam Research Corp.	1,066	766,614
Marvell Technology, Inc.	6,161	539,026
Microchip Technology, Inc.	4,167	362,779
Micron Technology, Inc.	8,397	782,180
NVIDIA Corp.	16,021	4,711,936
NXP Semiconductors NV	1,987	452,599
QUALCOMM, Inc.	8,470	1,548,909
Skyworks Solutions, Inc.	1,263	195,942
Texas Instruments, Inc.	6,985	1,316,463
Xilinx, Inc.	1,852	392,679
		18,798,817
Software–17.04%
†Adobe, Inc.	3,597	2,039,715
†ANSYS, Inc.	652	261,530
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Atlassian Corp. PLC Class A	1,049	$ 399,973
†Autodesk, Inc.	1,643	461,995
†Cadence Design Systems, Inc.	2,071	385,931
†Crowdstrike Holdings, Inc. Class A	1,542	315,725
†Datadog, Inc. Class A	1,955	348,205
†DocuSign, Inc.	1,470	223,896
†Fortinet, Inc.	1,222	439,187
Intuit, Inc.	2,142	1,377,777
Microsoft Corp.	34,138	11,481,292
†Palo Alto Networks, Inc.	737	410,332
†Splunk, Inc.	1,217	140,831
†Synopsys, Inc.	1,139	419,721
†Workday, Inc. Class A	1,442	393,926
†Zoom Video Communications, Inc. Class A	1,810	332,877
†Zscaler, Inc.	1,046	336,111
		19,769,024
Specialty Retail–0.57%
†O'Reilly Automotive, Inc.	499	352,408
Ross Stores, Inc.	2,685	306,842
		659,250
Technology Hardware, Storage & Peripherals–11.42%
Apple, Inc.	74,624	13,250,984
		13,250,984
Textiles, Apparel & Luxury Goods–0.31%
†Lululemon Athletica, Inc.	931	364,440
		364,440
Trading Companies & Distributors–0.24%
Fastenal Co.	4,260	272,896
		272,896
Wireless Telecommunication Services–0.94%
†T-Mobile U.S., Inc.	9,450	1,096,011
		1,096,011
Total Common Stock (Cost $96,238,966)		113,677,548

MONEY MARKET FUND–1.96%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	2,273,519	2,273,519
Total Money Market Fund (Cost $2,273,519)		2,273,519

LVIP SSGA Nasdaq-100 Index Fund–5

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.94% (Cost $98,512,485)	$115,951,067
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	72,379
NET ASSETS APPLICABLE TO 9,862,166 SHARES OUTSTANDING–100.00%	$116,023,446
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND STANDARD CLASS ($106,553,258 / 9,056,333 Shares)	$11.766
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND SERVICE CLASS ($9,470,188 / 805,833 Shares)	$11.752
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 97,765,512
Distributable earnings/(accumulated loss)	18,257,934
TOTAL NET ASSETS	$116,023,446

† Non-income producing.
★ Includes $119,000 cash collateral held at broker for futures contracts, $2,683 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $677 variation margin due from broker on futures contracts, $23,591 payable for fund shares redeemed, $35,563 other accrued expenses payable and $33,053 due to manager and affiliates as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
7	E-mini NASDAQ 100	$2,284,905	$2,251,701	3/18/22	$33,204	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–6

LVIP SSGA Nasdaq-100 Index Fund
Statement of Operations
February 18, 2021* to December 31, 2021
INVESTMENT INCOME:
Dividends	$ 620,948
Foreign taxes withheld	(1,066)
619,882
EXPENSES:
Management fees	271,943
Index fees	37,493
Accounting and administration expenses	36,332
Professional fees	32,248
Shareholder servicing fees	27,194
Reports and statements to shareholders	8,350
Distribution fees-Service Class	8,021
Pricing fees	3,559
Custodian fees	3,052
Consulting fees	2,405
Trustees’ fees and expenses	1,819
Other	4,013
436,429
Less:
Expenses reimbursed	(6,428)
Total operating expenses	430,001
NET INVESTMENT INCOME	189,881
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	1,681,829
Futures contracts	542,584
Net realized gain	2,224,413
Net change in unrealized appreciation (depreciation) of:
Investments	17,438,582
Futures contracts	33,204
Net change in unrealized appreciation (depreciation)	17,471,786
NET REALIZED AND UNREALIZED GAIN	19,696,199
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,886,080

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund
Statement of Changes in Net Assets
2/18/21 * to
12/31/21
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 189,881
Net realized gain	2,224,413
Net change in unrealized appreciation (depreciation)	17,471,786
Net increase in net assets resulting from operations	19,886,080
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,503,044)
Service Class	(125,108)
(1,628,152)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	111,570,868
Service Class	12,393,639
Reinvestment of dividends and distributions:
Standard Class	1,503,044
Service Class	125,108
125,592,659
Cost of shares redeemed:
Standard Class	(24,240,460)
Service Class	(3,586,681)
(27,827,141)
Increase in net assets derived from capital share transactions	97,765,518
NET INCREASE IN NET ASSETS	116,023,446
NET ASSETS:
Beginning of period	—
End of period	$116,023,446

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–7

LVIP SSGA Nasdaq-100 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Nasdaq-100 Index Fund
	Standard Class 2/18/21[1] to 12/31/21	Service Class 2/18/21[1] to 12/31/21

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.020	(0.004)
Net realized and unrealized gain	1.916	1.916
Total from investment operations	1.936	1.912
Less dividends and distributions from:
Net investment income	(0.020)	(0.010)
Net realized gain	(0.150)	(0.150)
Total dividends and distributions	(0.170)	(0.160)
Net asset value, end of period	$ 11.766	$ 11.752
Total return[3]	19.39%	19.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,553	$ 9,470
Ratio of expenses to average net assets	0.45%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.46%	0.71%
Ratio of net investment income (loss) to average net assets	0.21%	(0.04%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.20%	(0.05%)
Portfolio turnover	28%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–8

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Nasdaq-100 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index.
Nasdaq-100® and Nasdaq-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by Lincoln Investment Advisors Corporation. The fund has not been passed on by the corporations as to their legality or suitability. The fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return from the period February 18, 2021* through December 31, 2021, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period February 18, 2021* through December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations
LVIP SSGA Nasdaq-100 Index Fund–9

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.29% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.45% of the average daily net assets for the Standard Class and 0.70% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2024	Total
LIAC	$ 6,428	$ 6,428
SSGA Funds Management, Inc. ("SSGA") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period February 18, 2021* through December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$5,121
Legal	832
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the period February 18, 2021* through December 31, 2021, these fees were as follows:
Printing and mailing	$283
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 2,683
Management fees payable to LIAC	28,026
Distribution fees payable to LFD	1,944
Printing and mailing fees payable to Lincoln Life	280
Shareholder servicing fees payable to Lincoln Life	2,803
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Nasdaq-100 Index Fund–10

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
3. Investments
For the period February 18, 2021* through December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$124,108,591
Sales	29,551,450
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$99,108,197
Aggregate unrealized appreciation of investments and derivatives	$20,753,823
Aggregate unrealized depreciation of investments and derivatives	(3,910,953)
Net unrealized appreciation of investments and derivatives	$16,842,870
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$113,677,548	$—	$—	$113,677,548
Money Market Fund	2,273,519	—	—	2,273,519
Total Investments	$115,951,067	$—	$—	$115,951,067
Derivatives:

Assets:
Futures Contract	$33,204	$—	$—	$33,204
There were no Level 3 investments at the beginning or end of the year.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 was as follows:
LVIP SSGA Nasdaq-100 Index Fund–11

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
2/18/21* to
12/31/21
Ordinary income	$1,628,152

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,069,592
Undistributed long-term capital gains	345,472
Net unrealized appreciation	16,842,870
Distributable earnings/(accumulated loss)	$18,257,934
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to non-deductible expenses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$6	$(6)
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
2/18/21 * to
12/31/21
Shares sold:
Standard Class	11,132,416
Service Class	1,095,682
Shares reinvested:
Standard Class	131,018
Service Class	10,917
12,370,033
Shares redeemed:
Standard Class	(2,207,101)
Service Class	(300,766)
(2,507,867)
Net increase	9,862,166

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.
LVIP SSGA Nasdaq-100 Index Fund–12

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the period February 18, 2021* through December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$33,204	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the period February 18, 2021* through December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$542,584	$33,204
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the period February 18, 2021* through December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,827,671	$—
* Date of commencement of operations.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Nasdaq-100 Index Fund–13

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Nasdaq-100 Index Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Nasdaq-100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Nasdaq-100 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from February 18, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations, the changes in its net assets, and its financial highlights for the period from February 18, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Nasdaq-100 Index Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Nasdaq-100 Index Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Nasdaq-100 Index Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Nasdaq-100 Index Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Nasdaq-100 Index Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Nasdaq-100 Index Fund–20

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA S&P 500 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 28.42% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the S&P 500® Index1, returned 28.71%.
The benchmark index had a very prosperous year with substantial gains in three out of the four quarters while still managing a modest gain of during a challenging third quarter. The consistent storyline in the US, as well as most of the developed world, was economic recovery as vaccine distribution became widespread and the country learned how to adapt to a new way of life. Many features introduced during the height of the COVID pandemic a year earlier were permanently adopted changing the overall business landscape. Remote working arrangements, curbside store pickups, virtual healthcare, and contactless delivery helped lead the economy through this uncertain terrain. The hiccup during third quarter, caused by continued supply chain disruptions and the unfortunate reality of a new COVID variant on the horizon, subsided as the last quarter began and the season of spending (in the form of both consumer holiday shopping and US government infrastructure investing) signaled economic health in the US.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Apple Inc., Microsoft Corporation, and NVIDIA Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Global Payments Inc., Walt Disney Company, and PayPal Holdings, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $45,135. For comparison, look at how the S&P 500® Index did over the same period.
The same $10,000 investment would have increased to $46,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 28.42%
Five Years	+ 18.18%
Ten Years	+ 16.27%
Service Class Shares
One Year	+ 28.10%
Five Years	+ 17.89%
Ten Years	+ 15.98%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,115.40	0.23%	$1.23
Service Class Shares	1,000.00	1,114.00	0.48%	2.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.80	0.48%	2.45

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.16%
Aerospace & Defense	1.35%
Air Freight & Logistics	0.63%
Airlines	0.20%
Auto Components	0.14%
Automobiles	2.52%
Banks	3.92%
Beverages	1.40%
Biotechnology	1.77%
Building Products	0.51%
Capital Markets	2.96%
Chemicals	1.76%
Commercial Services & Supplies	0.42%
Communications Equipment	0.91%
Construction & Engineering	0.04%
Construction Materials	0.13%
Consumer Finance	0.55%
Containers & Packaging	0.30%
Distributors	0.15%
Diversified Financial Services	1.34%
Diversified Telecommunication Services	0.99%
Electric Utilities	1.60%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	0.69%
Energy Equipment & Services	0.21%
Entertainment	1.66%
Equity Real Estate Investment Trusts	2.66%
Food & Staples Retailing	1.39%
Food Products	0.87%
Gas Utilities	0.03%
Health Care Equipment & Supplies	2.94%
Health Care Providers & Services	2.75%
Health Care Technology	0.07%
Hotels, Restaurants & Leisure	1.94%
Household Durables	0.39%
Household Products	1.38%
Independent Power and Renewable Electricity Producers	0.04%
Industrial Conglomerates	0.99%
Insurance	1.83%
Interactive Media & Services	6.25%
Internet & Direct Marketing Retail	3.74%
IT Services	4.45%
Leisure Products	0.03%
Life Sciences Tools & Services	1.98%
Machinery	1.49%
Security Type/Sector	Percentage of Net Assets
Media	1.00%
Metals & Mining	0.35%
Multiline Retail	0.49%
Multi-Utilities	0.72%
Oil, Gas & Consumable Fuels	2.44%
Personal Products	0.21%
Pharmaceuticals	3.68%
Professional Services	0.43%
Real Estate Management & Development	0.09%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	6.30%
Software	9.44%
Specialty Retail	2.38%
Technology Hardware, Storage & Peripherals	7.11%
Textiles, Apparel & Luxury Goods	0.67%
Tobacco	0.58%
Trading Companies & Distributors	0.20%
Water Utilities	0.08%
Wireless Telecommunication Services	0.17%
Money Market Fund	0.70%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	6.79%
Microsoft Corp.	6.20%
Amazon.com, Inc.	3.57%
Alphabet, Inc. Class A	2.14%
Tesla, Inc.	2.11%
Alphabet, Inc. Class C	1.99%
Meta Platforms, Inc. Class A	1.95%
NVIDIA Corp.	1.80%
Berkshire Hathaway, Inc. Class B	1.34%
UnitedHealth Group, Inc.	1.16%
Total	29.05%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.16%
Aerospace & Defense–1.35%
†Boeing Co.	154,289	$ 31,061,462
General Dynamics Corp.	65,980	13,754,851
Howmet Aerospace, Inc.	112,660	3,585,968
Huntington Ingalls Industries, Inc.	11,600	2,166,184
L3Harris Technologies, Inc.	54,506	11,622,859
Lockheed Martin Corp.	68,902	24,488,460
Northrop Grumman Corp.	41,933	16,231,006
Raytheon Technologies Corp.	422,471	36,357,854
Textron, Inc.	64,922	5,011,978
†TransDigm Group, Inc.	14,800	9,416,944
		153,697,566
Air Freight & Logistics–0.63%
CH Robinson Worldwide, Inc.	38,027	4,092,846
Expeditors International of Washington, Inc.	48,976	6,576,987
FedEx Corp.	68,703	17,769,344
United Parcel Service, Inc. Class B	204,124	43,751,938
		72,191,115
Airlines–0.20%
†Alaska Air Group, Inc.	35,900	1,870,390
†American Airlines Group, Inc.	169,900	3,051,404
†Delta Air Lines, Inc.	179,800	7,026,584
†Southwest Airlines Co.	170,381	7,299,122
†United Airlines Holdings, Inc.	89,900	3,935,822
		23,183,322
Auto Components–0.14%
†Aptiv PLC	75,324	12,424,694
BorgWarner, Inc.	69,198	3,118,754
		15,543,448
Automobiles–2.52%
Ford Motor Co.	1,110,402	23,063,049
†General Motors Co.	406,206	23,815,858
†Tesla, Inc.	227,900	240,840,162
		287,719,069
Banks–3.92%
Bank of America Corp.	2,017,001	89,736,375
Citigroup, Inc.	554,562	33,489,999
Citizens Financial Group, Inc.	123,200	5,821,200
Comerica, Inc.	36,852	3,206,124
Fifth Third Bancorp	194,267	8,460,328
First Republic Bank	49,000	10,118,990
Huntington Bancshares, Inc.	398,320	6,142,094
JPMorgan Chase & Co.	827,960	131,107,466
KeyCorp	267,694	6,191,762
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
M&T Bank Corp.	37,185	$ 5,710,872
People's United Financial, Inc.	123,217	2,195,727
PNC Financial Services Group, Inc.	118,846	23,831,000
Regions Financial Corp.	263,614	5,746,785
Signature Bank	16,600	5,369,602
†SVB Financial Group	15,900	10,784,016
Truist Financial Corp.	373,342	21,859,174
U.S. Bancorp	377,256	21,190,470
Wells Fargo & Co.	1,115,782	53,535,220
Zions Bancorp NA	47,242	2,983,805
		447,481,009
Beverages–1.40%
Brown-Forman Corp. Class B	52,650	3,836,079
Coca-Cola Co.	1,089,697	64,520,960
Constellation Brands, Inc. Class A	45,635	11,453,016
Molson Coors Beverage Co. Class B	54,317	2,517,593
†Monster Beverage Corp.	106,551	10,233,158
PepsiCo, Inc.	387,675	67,343,024
		159,903,830
Biotechnology–1.77%
AbbVie, Inc.	495,649	67,110,875
Amgen, Inc.	159,057	35,783,053
†Biogen, Inc.	42,049	10,088,396
Gilead Sciences, Inc.	350,649	25,460,624
†Incyte Corp.	53,900	3,956,260
†Moderna, Inc.	98,200	24,940,836
†Regeneron Pharmaceuticals, Inc.	29,362	18,542,690
†Vertex Pharmaceuticals, Inc.	72,300	15,877,080
		201,759,814
Building Products–0.51%
A O Smith Corp.	38,700	3,322,395
Allegion PLC	25,725	3,407,019
Carrier Global Corp.	235,361	12,765,981
Fortune Brands Home & Security, Inc.	39,400	4,211,860
Johnson Controls International PLC	201,289	16,366,808
Masco Corp.	67,821	4,762,391
Trane Technologies PLC	67,075	13,551,162
		58,387,616
Capital Markets–2.96%
Ameriprise Financial, Inc.	32,082	9,677,856
Bank of New York Mellon Corp.	211,103	12,260,862
BlackRock, Inc.	40,091	36,705,716
LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Cboe Global Markets, Inc.	30,500	$ 3,977,200
Charles Schwab Corp.	420,525	35,366,153
CME Group, Inc.	101,753	23,246,490
FactSet Research Systems, Inc.	10,300	5,005,903
Franklin Resources, Inc.	78,456	2,627,492
Goldman Sachs Group, Inc.	94,486	36,145,619
Intercontinental Exchange, Inc.	159,530	21,818,918
Invesco Ltd.	93,239	2,146,362
MarketAxess Holdings, Inc.	11,000	4,523,970
Moody's Corp.	45,242	17,670,620
Morgan Stanley	401,388	39,400,246
MSCI, Inc.	23,000	14,091,870
Nasdaq, Inc.	33,277	6,988,503
Northern Trust Corp.	57,684	6,899,583
Raymond James Financial, Inc.	52,650	5,286,060
S&P Global, Inc.	67,479	31,845,365
State Street Corp.	100,190	9,317,670
T Rowe Price Group, Inc.	63,235	12,434,530
		337,436,988
Chemicals–1.76%
Air Products & Chemicals, Inc.	62,599	19,046,372
Albemarle Corp.	33,600	7,854,672
Celanese Corp.	29,800	5,008,188
CF Industries Holdings, Inc.	61,790	4,373,496
Corteva, Inc.	204,027	9,646,396
Dow, Inc.	207,627	11,776,603
DuPont de Nemours, Inc.	147,849	11,943,242
Eastman Chemical Co.	39,027	4,718,755
Ecolab, Inc.	69,457	16,293,918
FMC Corp.	37,001	4,066,040
International Flavors & Fragrances, Inc.	69,304	10,440,648
Linde PLC	143,380	49,671,133
LyondellBasell Industries NV Class A	71,480	6,592,600
Mosaic Co.	99,547	3,911,202
PPG Industries, Inc.	66,056	11,390,697
Sherwin-Williams Co.	67,748	23,858,136
		200,592,098
Commercial Services & Supplies–0.42%
Cintas Corp.	24,708	10,949,844
†Copart, Inc.	58,000	8,793,960
Republic Services, Inc.	58,237	8,121,150
Rollins, Inc.	63,825	2,183,453
Waste Management, Inc.	107,271	17,903,530
		47,951,937
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment–0.91%
†Arista Networks, Inc.	63,200	$ 9,085,000
Cisco Systems, Inc.	1,182,224	74,917,535
†F5, Inc.	16,996	4,159,091
Juniper Networks, Inc.	94,404	3,371,167
Motorola Solutions, Inc.	47,102	12,797,613
		104,330,406
Construction & Engineering–0.04%
Quanta Services, Inc.	40,187	4,607,841
		4,607,841
Construction Materials–0.13%
Martin Marietta Materials, Inc.	17,300	7,620,996
Vulcan Materials Co.	36,763	7,631,264
		15,252,260
Consumer Finance–0.55%
American Express Co.	175,250	28,670,900
Capital One Financial Corp.	118,630	17,212,027
Discover Financial Services	81,211	9,384,743
Synchrony Financial	150,368	6,975,571
		62,243,241
Containers & Packaging–0.30%
Amcor PLC	447,208	5,370,968
Avery Dennison Corp.	23,943	5,185,336
Ball Corp.	90,656	8,727,453
International Paper Co.	107,601	5,055,095
Packaging Corp. of America	27,400	3,730,510
Sealed Air Corp.	43,797	2,954,984
Westrock Co.	76,718	3,403,210
		34,427,556
Distributors–0.15%
Genuine Parts Co.	41,741	5,852,088
LKQ Corp.	74,100	4,448,223
Pool Corp.	11,600	6,565,600
		16,865,911
Diversified Financial Services–1.34%
†Berkshire Hathaway, Inc. Class B	513,169	153,437,531
		153,437,531
Diversified Telecommunication Services–0.99%
AT&T, Inc.	2,001,840	49,245,264
Lumen Technologies, Inc.	249,077	3,125,916
Verizon Communications, Inc.	1,161,258	60,338,966
		112,710,146
Electric Utilities–1.60%
Alliant Energy Corp.	71,800	4,413,546

LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
American Electric Power Co., Inc.	139,178	$ 12,382,667
Duke Energy Corp.	218,048	22,873,235
Edison International	109,904	7,500,948
Entergy Corp.	58,072	6,541,811
Evergy, Inc.	66,099	4,535,052
Eversource Energy	98,974	9,004,654
Exelon Corp.	272,756	15,754,387
FirstEnergy Corp.	157,406	6,546,516
NextEra Energy, Inc.	549,932	51,341,651
NRG Energy, Inc.	70,555	3,039,509
Pinnacle West Capital Corp.	32,483	2,292,975
PPL Corp.	206,698	6,213,342
Southern Co.	299,826	20,562,067
Xcel Energy, Inc.	151,077	10,227,913
		183,230,273
Electrical Equipment–0.55%
AMETEK, Inc.	64,200	9,439,968
Eaton Corp. PLC	112,817	19,497,034
Emerson Electric Co.	169,130	15,724,016
†Generac Holdings, Inc.	18,200	6,404,944
Rockwell Automation, Inc.	32,290	11,264,367
		62,330,329
Electronic Equipment, Instruments & Components–0.69%
Amphenol Corp. Class A	166,764	14,585,179
CDW Corp.	38,700	7,924,986
Corning, Inc.	216,060	8,043,914
†IPG Photonics Corp.	10,300	1,773,042
†Keysight Technologies, Inc.	51,200	10,573,312
TE Connectivity Ltd.	92,711	14,957,993
†Teledyne Technologies, Inc.	13,397	5,853,015
†Trimble, Inc.	72,700	6,338,713
†Zebra Technologies Corp. Class A	14,800	8,808,960
		78,859,114
Energy Equipment & Services–0.21%
Baker Hughes Co.	245,197	5,899,440
Halliburton Co.	257,637	5,892,158
Schlumberger NV	389,573	11,667,711
		23,459,309
Entertainment–1.66%
Activision Blizzard, Inc.	220,100	14,643,253
Electronic Arts, Inc.	80,279	10,588,800
†Live Nation Entertainment, Inc.	36,400	4,356,716
†Netflix, Inc.	124,200	74,823,048
†Take-Two Interactive Software, Inc.	33,500	5,953,620
†Walt Disney Co.	509,935	78,983,832
		189,349,269
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts–2.66%
Alexandria Real Estate Equities, Inc.	38,100	$ 8,494,776
American Tower Corp.	127,503	37,294,628
AvalonBay Communities, Inc.	38,748	9,787,357
Boston Properties, Inc.	40,712	4,689,208
Crown Castle International Corp.	122,465	25,563,344
Digital Realty Trust, Inc.	78,700	13,919,669
Duke Realty Corp.	107,900	7,082,556
Equinix, Inc.	25,442	21,519,861
Equity Residential	94,442	8,547,001
Essex Property Trust, Inc.	18,800	6,621,924
Extra Space Storage, Inc.	38,500	8,729,105
Federal Realty Investment Trust	20,400	2,780,928
Four Corners Property Trust, Inc.	1	30
Healthpeak Properties, Inc.	155,623	5,616,434
†Host Hotels & Resorts, Inc.	203,451	3,538,013
Iron Mountain, Inc.	83,200	4,353,856
Kimco Realty Corp.	170,245	4,196,539
Mid-America Apartment Communities, Inc.	33,100	7,594,464
Prologis, Inc.	206,987	34,848,331
Public Storage	42,451	15,900,447
Realty Income Corp.	156,800	11,225,312
Regency Centers Corp.	45,500	3,428,425
SBA Communications Corp.	30,500	11,865,110
Simon Property Group, Inc.	91,648	14,642,601
UDR, Inc.	77,700	4,661,223
Ventas, Inc.	108,695	5,556,488
Vornado Realty Trust	45,274	1,895,170
Welltower, Inc.	120,301	10,318,217
Weyerhaeuser Co.	207,807	8,557,492
		303,228,509
Food & Staples Retailing–1.39%
Costco Wholesale Corp.	124,048	70,422,050
Kroger Co.	191,646	8,673,898
Sysco Corp.	142,318	11,179,079
Walgreens Boots Alliance, Inc.	199,462	10,403,938
Walmart, Inc.	397,995	57,585,896
		158,264,861
Food Products–0.87%
Archer-Daniels-Midland Co.	155,523	10,511,800
Campbell Soup Co.	58,450	2,540,237
Conagra Brands, Inc.	139,152	4,752,041
General Mills, Inc.	170,912	11,516,051
Hershey Co.	40,230	7,783,298
Hormel Foods Corp.	81,172	3,962,005
J M Smucker Co.	31,547	4,284,713
Kellogg Co.	72,577	4,675,410

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Kraft Heinz Co.	199,224	$ 7,152,142
Lamb Weston Holdings, Inc.	42,100	2,668,298
McCormick & Co., Inc.	72,138	6,969,252
Mondelez International, Inc. Class A	391,008	25,927,740
Tyson Foods, Inc. Class A	81,550	7,107,898
		99,850,885
Gas Utilities–0.03%
Atmos Energy Corp.	37,600	3,939,352
		3,939,352
Health Care Equipment & Supplies–2.94%
Abbott Laboratories	497,280	69,987,187
†ABIOMED, Inc.	12,900	4,633,293
†Align Technology, Inc.	20,700	13,603,626
Baxter International, Inc.	141,022	12,105,329
Becton Dickinson & Co.	80,213	20,171,965
†Boston Scientific Corp.	397,387	16,881,000
Cooper Cos., Inc.	14,200	5,948,948
DENTSPLY SIRONA, Inc.	61,975	3,457,585
†Dexcom, Inc.	27,400	14,712,430
†Edwards Lifesciences Corp.	176,548	22,871,793
†Hologic, Inc.	73,900	5,657,784
†IDEXX Laboratories, Inc.	24,100	15,868,886
†Intuitive Surgical, Inc.	99,907	35,896,585
Medtronic PLC	376,696	38,969,201
ResMed, Inc.	40,500	10,549,440
STERIS PLC	28,100	6,839,821
Stryker Corp.	94,412	25,247,657
Teleflex, Inc.	13,500	4,434,480
Zimmer Biomet Holdings, Inc.	60,090	7,633,834
		335,470,844
Health Care Providers & Services–2.75%
AmerisourceBergen Corp.	42,478	5,644,901
Anthem, Inc.	68,288	31,654,219
Cardinal Health, Inc.	83,661	4,307,705
†Centene Corp.	162,374	13,379,618
Cigna Corp.	92,402	21,218,271
CVS Health Corp.	369,642	38,132,269
†DaVita, Inc.	19,728	2,244,257
HCA Healthcare, Inc.	66,700	17,136,564
†Henry Schein, Inc.	39,700	3,077,941
Humana, Inc.	36,332	16,852,962
†Laboratory Corp. of America Holdings	27,247	8,561,280
McKesson Corp.	43,594	10,836,161
Quest Diagnostics, Inc.	34,211	5,918,845
UnitedHealth Group, Inc.	263,846	132,487,630
Universal Health Services, Inc. Class B	22,500	2,917,350
		314,369,973
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.07%
Cerner Corp.	82,629	$ 7,673,755
		7,673,755
Hotels, Restaurants & Leisure–1.94%
†Booking Holdings, Inc.	11,475	27,531,164
†Caesars Entertainment, Inc.	60,100	5,621,153
†Carnival Corp.	228,591	4,599,251
†Chipotle Mexican Grill, Inc.	7,922	13,849,637
Darden Restaurants, Inc.	37,830	5,698,711
Domino's Pizza, Inc.	10,300	5,812,599
†Expedia Group, Inc.	40,749	7,364,159
†Hilton Worldwide Holdings, Inc.	77,500	12,089,225
†Las Vegas Sands Corp.	94,800	3,568,272
†Marriott International, Inc. Class A	76,927	12,711,417
McDonald's Corp.	209,418	56,138,683
MGM Resorts International	109,900	4,932,312
†Norwegian Cruise Line Holdings Ltd.	97,600	2,024,224
†Penn National Gaming, Inc.	42,800	2,219,180
†Royal Caribbean Cruises Ltd.	63,100	4,852,390
Starbucks Corp.	330,306	38,635,893
†Wynn Resorts Ltd.	30,350	2,580,964
Yum! Brands, Inc.	83,324	11,570,371
		221,799,605
Household Durables–0.39%
DR Horton, Inc.	90,474	9,811,905
Garmin Ltd.	43,424	5,913,046
Lennar Corp. A	76,143	8,844,771
†Mohawk Industries, Inc.	16,700	3,042,406
Newell Brands, Inc.	109,103	2,382,810
†NVR, Inc.	920	5,436,160
PulteGroup, Inc.	75,941	4,340,788
Whirlpool Corp.	17,808	4,178,825
		43,950,711
Household Products–1.38%
Church & Dwight Co., Inc.	71,200	7,298,000
Clorox Co.	34,285	5,977,933
Colgate-Palmolive Co.	238,852	20,383,630
Kimberly-Clark Corp.	95,131	13,596,122
Procter & Gamble Co.	677,831	110,879,595
		158,135,280
Independent Power and Renewable Electricity Producers–0.04%
AES Corp.	192,215	4,670,824
		4,670,824
Industrial Conglomerates–0.99%
3M Co.	161,971	28,770,909
General Electric Co.	307,347	29,035,071
Honeywell International, Inc.	193,472	40,340,847

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates (continued)
Roper Technologies, Inc.	29,364	$ 14,442,977
		112,589,804
Insurance–1.83%
Aflac, Inc.	174,222	10,172,823
Allstate Corp.	79,372	9,338,116
American International Group, Inc.	230,744	13,120,104
Aon PLC Class A	61,454	18,470,614
Arthur J Gallagher & Co.	59,100	10,027,497
Assurant, Inc.	17,416	2,714,458
Brown & Brown, Inc.	64,800	4,554,144
Chubb Ltd.	120,246	23,244,754
Cincinnati Financial Corp.	43,275	4,930,321
Everest Re Group Ltd.	11,500	3,150,080
Globe Life, Inc.	27,279	2,556,588
Hartford Financial Services Group, Inc.	97,589	6,737,544
✱Lincoln National Corp.	50,736	3,463,239
Loews Corp.	56,008	3,235,022
Marsh & McLennan Cos., Inc.	141,669	24,624,906
MetLife, Inc.	198,615	12,411,451
Principal Financial Group, Inc.	72,833	5,268,011
Progressive Corp.	165,518	16,990,423
Prudential Financial, Inc.	104,925	11,357,082
Travelers Cos., Inc.	70,406	11,013,611
W R Berkley Corp.	40,400	3,328,556
Willis Towers Watson PLC	34,501	8,193,642
		208,902,986
Interactive Media & Services–6.25%
†Alphabet, Inc. Class C	78,398	226,851,669
†Alphabet, Inc. Class A	84,320	244,278,413
†Match Group, Inc.	78,400	10,368,400
†Meta Platforms, Inc. Class A	663,200	223,067,320
†Twitter, Inc.	222,100	9,599,162
		714,164,964
Internet & Direct Marketing Retail–3.74%
†Amazon.com, Inc.	122,358	407,983,174
eBay, Inc.	173,844	11,560,626
†Etsy, Inc.	35,600	7,794,264
		427,338,064
IT Services–4.45%
Accenture PLC Class A	176,867	73,320,215
†Akamai Technologies, Inc.	47,103	5,512,935
Automatic Data Processing, Inc.	118,368	29,187,181
Broadridge Financial Solutions, Inc.	33,600	6,142,752
Cognizant Technology Solutions Corp. Class A	146,316	12,981,156
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†DXC Technology Co.	73,450	$ 2,364,356
†EPAM Systems, Inc.	15,900	10,628,355
Fidelity National Information Services, Inc.	172,589	18,838,089
†Fiserv, Inc.	168,724	17,511,864
†FleetCor Technologies, Inc.	22,200	4,969,248
†Gartner, Inc.	23,500	7,856,520
Global Payments, Inc.	82,945	11,212,505
International Business Machines Corp.	250,963	33,543,715
Jack Henry & Associates, Inc.	21,200	3,540,188
Mastercard, Inc. Class A	242,920	87,286,014
Paychex, Inc.	89,076	12,158,874
†PayPal Holdings, Inc.	329,644	62,164,266
†VeriSign, Inc.	27,187	6,900,604
Visa, Inc. Class A	469,728	101,794,755
		507,913,592
Leisure Products–0.03%
Hasbro, Inc.	36,884	3,754,054
		3,754,054
Life Sciences Tools & Services–1.98%
Agilent Technologies, Inc.	84,537	13,496,332
†Bio-Rad Laboratories, Inc. Class A	6,200	4,684,534
Bio-Techne Corp.	11,200	5,794,208
†Charles River Laboratories International, Inc.	14,500	5,463,310
Danaher Corp.	178,201	58,629,911
†Illumina, Inc.	43,500	16,549,140
†IQVIA Holdings, Inc.	53,400	15,066,276
†Mettler-Toledo International, Inc.	6,400	10,862,144
PerkinElmer, Inc.	32,375	6,509,317
Thermo Fisher Scientific, Inc.	110,353	73,631,936
†Waters Corp.	16,916	6,302,902
West Pharmaceutical Services, Inc.	20,600	9,661,606
		226,651,616
Machinery–1.49%
Caterpillar, Inc.	151,181	31,255,160
Cummins, Inc.	40,429	8,819,182
Deere & Co.	79,500	27,259,755
Dover Corp.	39,851	7,236,942
Fortive Corp.	98,271	7,497,095
IDEX Corp.	21,800	5,151,776
Illinois Tool Works, Inc.	81,119	20,020,169
Ingersoll Rand, Inc.	107,281	6,637,475
Otis Worldwide Corp.	116,180	10,115,793
PACCAR, Inc.	96,355	8,504,292

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Parker-Hannifin Corp.	35,882	$ 11,414,782
Pentair PLC	47,194	3,446,578
Snap-on, Inc.	15,375	3,311,467
Stanley Black & Decker, Inc.	45,140	8,514,307
Westinghouse Air Brake Technologies Corp.	51,009	4,698,439
Xylem, Inc.	52,173	6,256,586
		170,139,798
Media–1.00%
†Charter Communications, Inc. Class A	34,500	22,492,965
Comcast Corp. Class A	1,276,244	64,233,361
†Discovery, Inc.	135,798	3,141,289
†DISH Network Corp. Class A	71,613	2,323,126
Fox Corp. Class A	137,685	4,965,472
Interpublic Group of Cos., Inc.	113,380	4,246,081
News Corp. Class A	150,890	3,373,614
Omnicom Group, Inc.	62,097	4,549,847
ViacomCBS, Inc. Class B	173,600	5,239,248
		114,565,003
Metals & Mining–0.35%
Freeport-McMoRan, Inc.	409,661	17,095,154
Newmont Corp.	225,632	13,993,697
Nucor Corp.	79,143	9,034,173
		40,123,024
Multiline Retail–0.49%
Dollar General Corp.	65,929	15,548,036
†Dollar Tree, Inc.	62,283	8,752,007
Target Corp.	136,338	31,554,067
		55,854,110
Multi-Utilities–0.72%
Ameren Corp.	73,601	6,551,225
CenterPoint Energy, Inc.	168,135	4,692,648
CMS Energy Corp.	82,938	5,395,117
Consolidated Edison, Inc.	99,812	8,515,960
Dominion Energy, Inc.	225,752	17,735,077
DTE Energy Co.	53,492	6,394,434
NiSource, Inc.	112,995	3,119,792
Public Service Enterprise Group, Inc.	140,289	9,361,485
Sempra Energy	90,788	12,009,436
WEC Energy Group, Inc.	90,858	8,819,586
		82,594,760
Oil, Gas & Consumable Fuels–2.44%
APA Corp.	108,926	2,929,020
Chevron Corp.	542,516	63,664,252
ConocoPhillips	368,252	26,580,429
Coterra Energy, Inc.	232,196	4,411,724
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	171,614	$ 7,559,597
Diamondback Energy, Inc.	49,100	5,295,435
EOG Resources, Inc.	162,802	14,461,702
Exxon Mobil Corp.	1,187,910	72,688,213
Hess Corp.	79,720	5,901,671
Kinder Morgan, Inc.	540,981	8,579,959
Marathon Oil Corp.	227,029	3,727,816
Marathon Petroleum Corp.	170,830	10,931,412
Occidental Petroleum Corp.	244,838	7,097,854
ONEOK, Inc.	125,177	7,355,400
Phillips 66	121,671	8,816,281
Pioneer Natural Resources Co.	64,114	11,661,054
Valero Energy Corp.	113,445	8,520,854
Williams Cos., Inc.	337,418	8,786,365
		278,969,038
Personal Products–0.21%
Estee Lauder Cos., Inc. Class A	65,667	24,309,923
		24,309,923
Pharmaceuticals–3.68%
Bristol-Myers Squibb Co.	622,566	38,816,990
†Catalent, Inc.	49,100	6,286,273
Eli Lilly & Co.	222,628	61,494,306
Johnson & Johnson	739,081	126,434,587
Merck & Co., Inc.	709,981	54,412,944
Organon & Co.	74,638	2,272,727
Pfizer, Inc.	1,573,248	92,900,294
Viatris, Inc.	348,851	4,719,954
Zoetis, Inc.	132,721	32,387,906
		419,725,981
Professional Services–0.43%
Equifax, Inc.	33,818	9,901,572
IHS Markit Ltd.	111,200	14,780,704
Jacobs Engineering Group, Inc.	37,434	5,211,936
Leidos Holdings, Inc.	38,000	3,378,200
Nielsen Holdings PLC	103,300	2,118,683
Robert Half International, Inc.	31,917	3,559,384
Verisk Analytics, Inc.	44,800	10,247,104
		49,197,583
Real Estate Management & Development–0.09%
†CBRE Group, Inc. Class A	93,276	10,121,379
		10,121,379
Road & Rail–0.90%
CSX Corp.	618,912	23,271,091
JB Hunt Transport Services, Inc.	23,800	4,864,720

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Norfolk Southern Corp.	67,832	$ 20,194,265
Old Dominion Freight Line, Inc.	26,400	9,461,232
Union Pacific Corp.	179,802	45,297,518
		103,088,826
Semiconductors & Semiconductor Equipment–6.30%
†Advanced Micro Devices, Inc.	286,600	41,241,740
Analog Devices, Inc.	150,523	26,457,428
Applied Materials, Inc.	252,453	39,726,004
Broadcom, Inc.	115,085	76,578,710
†Enphase Energy, Inc.	37,400	6,841,956
Intel Corp.	1,137,828	58,598,142
KLA Corp.	42,221	18,159,674
Lam Research Corp.	39,350	28,298,553
Microchip Technology, Inc.	152,706	13,294,584
Micron Technology, Inc.	314,859	29,329,116
Monolithic Power Systems, Inc.	12,400	6,117,292
NVIDIA Corp.	699,940	205,859,353
NXP Semiconductors NV	75,200	17,129,056
†Qorvo, Inc.	30,500	4,769,895
QUALCOMM, Inc.	313,424	57,315,847
Skyworks Solutions, Inc.	45,700	7,089,898
†SolarEdge Technologies, Inc.	14,400	4,040,208
Teradyne, Inc.	45,600	7,456,968
Texas Instruments, Inc.	258,824	48,780,559
Xilinx, Inc.	104,455	22,147,594
		719,232,577
Software–9.44%
†Adobe, Inc.	133,700	75,815,922
†ANSYS, Inc.	24,200	9,707,104
†Autodesk, Inc.	62,303	17,518,981
†Cadence Design Systems, Inc.	78,100	14,553,935
†Ceridian HCM Holding, Inc.	37,500	3,917,250
Citrix Systems, Inc.	35,756	3,382,160
†Fortinet, Inc.	37,800	13,585,320
Intuit, Inc.	79,540	51,161,719
Microsoft Corp.	2,104,988	707,949,564
NortonLifeLock, Inc.	165,125	4,289,947
Oracle Corp.	451,178	39,347,233
†Paycom Software, Inc.	13,500	5,605,065
†PTC, Inc.	30,300	3,670,845
†salesforce.com, Inc.	272,636	69,284,987
†ServiceNow, Inc.	55,500	36,025,605
†Synopsys, Inc.	42,600	15,698,100
†Tyler Technologies, Inc.	11,700	6,294,015
		1,077,807,752
Specialty Retail–2.38%
Advance Auto Parts, Inc.	17,200	4,125,936
†AutoZone, Inc.	5,827	12,215,665
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Bath & Body Works, Inc.	67,543	$ 4,713,826
Best Buy Co., Inc.	64,277	6,530,543
†CarMax, Inc.	45,009	5,861,522
Gap, Inc.	49,750	878,087
Home Depot, Inc.	295,685	122,712,232
Lowe's Cos., Inc.	193,697	50,066,801
†O'Reilly Automotive, Inc.	18,757	13,246,756
Ross Stores, Inc.	99,426	11,362,403
TJX Cos., Inc.	335,692	25,485,737
Tractor Supply Co.	32,000	7,635,200
†Ulta Beauty, Inc.	15,900	6,556,206
		271,390,914
Technology Hardware, Storage & Peripherals–7.11%
Apple, Inc.	4,369,856	775,955,330
Hewlett Packard Enterprise Co.	374,776	5,910,217
HP, Inc.	320,076	12,057,263
NetApp, Inc.	64,343	5,918,913
Seagate Technology Holdings PLC	57,372	6,481,889
†Western Digital Corp.	88,734	5,786,344
		812,109,956
Textiles, Apparel & Luxury Goods–0.67%
NIKE, Inc. Class B	358,468	59,745,862
PVH Corp.	20,533	2,189,845
Ralph Lauren Corp.	13,872	1,648,826
Tapestry, Inc.	80,334	3,261,560
†Under Armour, Inc. Class A	117,752	2,306,631
VF Corp.	93,452	6,842,555
		75,995,279
Tobacco–0.58%
Altria Group, Inc.	515,701	24,439,070
Philip Morris International, Inc.	436,716	41,488,020
		65,927,090
Trading Companies & Distributors–0.20%
Fastenal Co.	159,706	10,230,766
†United Rentals, Inc.	20,000	6,645,800
WW Grainger, Inc.	12,553	6,505,467
		23,382,033
Water Utilities–0.08%
American Water Works Co., Inc.	50,300	9,499,658
		9,499,658

LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services–0.17%
†T-Mobile U.S., Inc.	166,215	$ 19,277,616
		19,277,616
Total Common Stock (Cost $3,362,482,703)		11,322,932,977

MONEY MARKET FUND–0.70%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	80,021,156	80,021,156
Total Money Market Fund (Cost $80,021,156)		80,021,156

TOTAL INVESTMENTS–99.86% (Cost $3,442,503,859)	11,402,954,133
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	16,093,766
NET ASSETS APPLICABLE TO 379,639,316 SHARES OUTSTANDING–100.00%	$11,419,047,899
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($9,250,240,669 / 307,467,779 Shares)	$30.085
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($2,168,807,230 / 72,171,537 Shares)	$30.051
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 2,706,138,774
Distributable earnings/(accumulated loss)	8,712,909,125
TOTAL NET ASSETS	$11,419,047,899

† Non-income producing.
✱ Considered an affiliated investment. See Note 2 in “Notes.”
★ Includes $4,312,500 cash collateral held at broker for futures contracts, $4,711,215 payable for fund shares redeemed, $580,475 other accrued expenses payable, $2,309,476 due to manager and affiliates and $257,827 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
375	E-mini S&P 500 Index	$89,221,875	$87,390,077	3/18/22	$1,831,798	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 148,277,149
Dividends from affiliated investments	93,678
Foreign taxes withheld	(19,904)
148,350,923
EXPENSES:
Management fees	17,839,903
Distribution fees-Service Class	4,922,959
Shareholder servicing fees	3,124,732
Accounting and administration expenses	1,711,162
Index fees	1,092,206
Trustees’ fees and expenses	224,915
Professional fees	171,986
Reports and statements to shareholders	149,071
Custodian fees	52,801
Pricing fees	8,734
Consulting fees	8,459
Other	181,169
29,488,097
Less:
Management fees waived	(19,998)
Total operating expenses	29,468,099
NET INVESTMENT INCOME	118,882,824
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	358,572
Sale of unaffiliated investments	873,468,722
Futures contracts	17,908,037
Net realized gain	891,735,331
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	673,793
Unaffiliated investments	1,673,959,738
Futures contracts	453,259
Net change in unrealized appreciation (depreciation)	1,675,086,790
NET REALIZED AND UNREALIZED GAIN	2,566,822,121
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,685,704,945
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 118,882,824	$ 139,562,006
Net realized gain	891,735,331	216,050,370
Net change in unrealized appreciation (depreciation)	1,675,086,790	1,325,228,058
Net increase in net assets resulting from operations	2,685,704,945	1,680,840,434
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(246,984,254)	(228,892,853)
Service Class	(52,689,120)	(43,602,135)
	(299,673,374)	(272,494,988)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	413,903,151	1,159,172,722
Service Class	233,506,824	255,378,195
Reinvestment of dividends and distributions:
Standard Class	246,984,254	228,892,853
Service Class	52,689,120	43,602,135
	947,083,349	1,687,045,905
Cost of shares redeemed:
Standard Class	(1,875,234,318)	(1,756,311,417)
Service Class	(320,379,237)	(282,561,244)
	(2,195,613,555)	(2,038,872,661)
Decrease in net assets derived from capital share transactions	(1,248,530,206)	(351,826,756)
NET INCREASE IN NET ASSETS	1,137,501,365	1,056,518,690
NET ASSETS:
Beginning of year	10,281,546,534	9,225,027,844
End of year	$11,419,047,899	$10,281,546,534
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 24.087	$ 20.989	$ 16.898	$ 18.385	$ 15.562
Income (loss) from investment operations:
Net investment income[1]	0.314	0.330	0.343	0.320	0.306
Net realized and unrealized gain (loss)	6.493	3.424	4.863	(1.110)	3.035
Total from investment operations	6.807	3.754	5.206	(0.790)	3.341
Less dividends and distributions from:
Net investment income	(0.357)	(0.350)	(0.334)	(0.349)	(0.330)
Net realized gain	(0.452)	(0.306)	(0.781)	(0.348)	(0.188)
Total dividends and distributions	(0.809)	(0.656)	(1.115)	(0.697)	(0.518)
Net asset value, end of period	$ 30.085	$ 24.087	$ 20.989	$ 16.898	$ 18.385
Total return[2]	28.42%	18.03%	31.20%	(4.64%)	21.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,250,241	$8,511,057	$7,701,580	$5,750,684	$6,790,531
Ratio of expenses to average net assets	0.23%	0.23%	0.23%	0.24%	0.23%
Ratio of net investment income to average net assets	1.15%	1.58%	1.76%	1.69%	1.79%
Portfolio turnover	2%	7%	3%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 24.065	$ 20.977	$ 16.894	$ 18.378	$ 15.560
Income (loss) from investment operations:
Net investment income[1]	0.246	0.277	0.294	0.272	0.263
Net realized and unrealized gain (loss)	6.481	3.414	4.857	(1.107)	3.031
Total from investment operations	6.727	3.691	5.151	(0.835)	3.294
Less dividends and distributions from:
Net investment income	(0.289)	(0.297)	(0.287)	(0.301)	(0.288)
Net realized gain	(0.452)	(0.306)	(0.781)	(0.348)	(0.188)
Total dividends and distributions	(0.741)	(0.603)	(1.068)	(0.649)	(0.476)
Net asset value, end of period	$ 30.051	$ 24.065	$ 20.977	$ 16.894	$ 18.378
Total return[2]	28.10%	17.74%	30.87%	(4.88%)	21.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,168,807	$1,770,490	$1,523,447	$1,155,288	$1,250,684
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.49%	0.48%
Ratio of net investment income to average net assets	0.90%	1.33%	1.51%	1.44%	1.54%
Portfolio turnover	2%	7%	3%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$622,454
Legal	100,663
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $61,268 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,568,306
Distribution fees payable to LFD	452,195
Printing and mailing fees payable to Lincoln Life	13,648
Shareholder servicing fees payable to Lincoln Life	275,327
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
EQUITY INVESTMENT-0.03%@
Insurance-0.03% @
Lincoln National Corp.	$3,050,597	$—	$619,723	$358,572	$673,793	$3,463,239	50,736	$93,678	$—

@ As a percentage of Net Assets as of December 31, 2021.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 201,895,157
Sales	1,629,431,797
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$3,539,024,608
Aggregate unrealized appreciation of investments and derivatives	$7,977,655,142
Aggregate unrealized depreciation of investments and derivatives	(113,725,617)
Net unrealized appreciation of investments and derivatives	$7,863,929,525
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$11,322,932,977	$—	$—	$11,322,932,977
Money Market Fund	80,021,156	—	—	80,021,156
Total Investments	$11,402,954,133	$—	$—	$11,402,954,133
Derivatives:

Assets:
Futures Contract	$1,831,798	$—	$—	$1,831,798
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and tax treatment of former Passive Foreign Investment Companies ("PFICS") securities.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$155,929,296	$218,661,766
Long-term capital gains	143,744,078	53,833,222
Total	$299,673,374	$272,494,988
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 848,979,599
Other temporary differences	1
Net unrealized appreciation	7,863,929,525
Distributable earnings/(accumulated loss)	$8,712,909,125
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	15,025,745	61,074,561
Service Class	8,483,803	12,673,917
Shares reinvested:
Standard Class	8,545,659	9,899,584
Service Class	1,828,219	1,889,858
	33,883,426	85,537,920
Shares redeemed:
Standard Class	(69,450,826)	(84,563,245)
Service Class	(11,712,053)	(13,618,301)
	(81,162,879)	(98,181,546)
Net decrease	(47,279,453)	(12,643,626)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,831,798	Receivables and other assets net of liabilities	$—
LVIP SSGA S&P 500 Index Fund–20

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$17,908,037	$453,259
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$74,474,582	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA S&P 500 Index Fund–23

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was equivalent to the return of the Morningstar peer group median for the one-, three-, five- and ten-year periods and below the return of the benchmark index for the same periods. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA S&P 500 Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA S&P 500 Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund–29

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Short-Term Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (0.52%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. 1-3 Year Corporate Bond Index1, returned (0.12%).
Though the first quarter of 2021 started off on shaky ground with a runoff election in Georgia, a second impeachment trial, and deadly capitol riots, by February the overall outlook for the year turned widely optimistic. The release of multiple effective vaccines and the passing of a $1.9 trillion stimulus package boosted investor sentiment, and risk assets surged along with treasury yields.
As the year progressed, inflation became a larger and larger concern, especially as base effects took hold, pushing up the headline y/y rate due to sharp price declines at the start of the pandemic. For the first 11 months of the year, we heard Fed Chair Powell use the word “transitory” when describing inflation, even after observing a notable increase in headline figures during the summer months. However, by year-end, the Chair acquiesced that inflation would, in fact, be more sustained than had been originally thought. By year end, US Consumer Price Index2 had risen to 6.8% y/y, while Producer Price Index3 exceeded forecasts at 9.6%, bolstered by ongoing supply chain issues.
In addition to changing its rhetoric on inflation, the Fed also became noticeably more hawkish by year end. At the December Federal Open Market Committee (FOMC) meeting, after months of vague and non-committal language around the future of quantitative easing, the Fed announced plans to double the pace of its previously announced tapering plan, which will pull forward the end date to March 2022 and open the door to a potential rate hike in the first half of the year. Furthermore, many of the FOMC members called for three 25 basis point rate hikes in 2022, and another three in 2023, a far cry from the more dovish predictions they had released just six months earlier. The hawkish pivot shows a dedication from the Fed to combat inflation. Needless to say, 2022 is shaping up to be an interesting and eventful year from a fiscal standpoint!
In Washington, Congress passed the Infrastructure Investment and Jobs Act in the fourth quarter, which represents the largest federal investment in infrastructure in more than a decade. The bill provides $550 billion in new funding for infrastructure projects like bridges, broadband, and electric vehicle charging stations. Congress also kicked the can on a looming debt ceiling issue, lifting the borrowing limit by $2.5 trillion which is expected to last until 2023. However, Biden’s “Build Back Better” plan came to a halt just before year end after Senator Manchin of West Virginia said he would not support his party’s legislation, meaning the bill would come up short in votes to pass the Senate.
Bond markets were fairly volatile throughout the year, and most US indices ended in the red, save for US high yield corporates. In Treasuries, 10 year yields started the year at 0.91%, peaked twice throughout the year at 1.75% (March and October), troughed in the summer at 1.17%, and ended the year at 1.51%. November saw a sharp bear flattening of the Treasury curve where the short end of the curve moved higher while the longer end moved lower. This may indicate the market does not see any long term issues stemming from inflation and sees the Fed taking action on the near term inflation threat through accelerating tapering and rate hikes.
Meanwhile in the corporate space, both investment grade and high yield corporates reported strong issuance for the year, with high yield reporting their highest level ever at $484B, and investment grade reporting their second highest level (after 2020) at $1.38T. Investment grade spreads moved quite a bit, though ended the year around where they started at 0.92%. Throughout the year, investment grade spreads tightened to 0.80% and widened to over 1.00%, mirroring the volatility seen in the Treasury space. High yield, on the other hand, had a smoother downward trend, tightening even further from their 2020 wides. After starting the year at 3.60%, high yield spreads tightened considerably to end the year at 2.83%.
Economic data was reasonably strong in 2021. Both manufacturing and services Purchasing Managers’ Indices reached multi-year highs as the economy opened more broadly and consumers regained confidence. The labor market recovery has been consistent albeit somewhat shaky, with some months reporting big payroll misses, while others reported larger-than-expected gains. First quarter GDP readings came in strong at 6.4% q/q, though as the year progressed growth subsided, coming in at just 2.3% q/q in the third quarter. The overall unemployment rate had plummeted from 6.7% at the beginning of the year to 3.9% by year’s end, just 40 bps above pre-pandemic lows, while labor force participation rate rose 0.5% to just under 62%. Average hourly earnings climbed 4.7% in December from a year earlier, highlighting employers’ willingness to pay up to attract and retain talent, even amid a high inflationary environment. Accelerating inflation, lower unemployment, and faster wage growth all may lead to the Fed taking a closer look at, and perhaps accelerating, their current tightening schedule.
As this is an indexed Fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that contributed to Fund performance included the increase in Treasury yields, concerns around inflation and the delta/omicron variants, as well as the Fed’s announcement of its tapering program and rate hiking schedule in 2022. Corporate bond spreads were volatile throughout the year, as investment grade bonds, especially, are sensitive to treasury movements.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Brunell
Christopher DiStefano
David Marchetti
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Short-Term Bond Index Fund–1

LVIP SSGA Short-Term Bond Index Fund
2021 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/18 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,974 for the Standard Class shares and to $10,875 for the Service Class shares. For comparison, look at how the Bloomberg U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $11,118. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 0.52%
Inception (5/1/18)	+ 2.56%
Service Class Shares
One Year	- 0.77%
Inception (5/1/18)	+ 2.31%
1. The Bloomberg U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
LVIP SSGA Short-Term Bond Index Fund–2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$994.40	0.36%	$1.81
Service Class Shares	1,000.00	993.20	0.61%	3.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Short-Term Bond Index Fund–3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	99.26%
Advertising	0.20%
Aerospace & Defense	1.48%
Agriculture	0.89%
Airlines	0.18%
Auto Manufacturers	4.29%
Auto Parts & Equipment	0.10%
Banks	37.45%
Beverages	1.29%
Biotechnology	0.66%
Building Materials	0.37%
Chemicals	0.64%
Commercial Services	0.70%
Computers	3.08%
Cosmetics & Personal Care	0.36%
Diversified Financial Services	5.21%
Electric	3.79%
Electronics	0.48%
Environmental Control	0.25%
Food	0.66%
Forest Products & Paper	0.15%
Gas	0.66%
Health Care Products	0.83%
Health Care Services	2.05%
Home Builders	0.67%
Home Furnishings	0.08%
Household Products Ware	0.08%
Insurance	1.42%
Internet	2.06%
Investment Companies	0.52%
Iron & Steel	0.06%
Leisure Time	0.09%
Lodging	0.17%
Machinery Construction & Mining	1.17%
Machinery Diversified	1.19%
Media	1.54%
Metal Fabricate & Hardware	0.10%
Miscellaneous Manufacturing	0.43%
Office Business Equipment	0.14%
Oil & Gas	3.85%
Oil & Gas Services	0.46%
Packaging & Containers	0.19%
Pharmaceuticals	5.50%
Pipelines	3.04%
Real Estate Investment Trusts	1.92%
Retail	1.49%
Security Type/Sector	Percentage of Net Assets
Semiconductors	1.42%
Shipbuilding	0.09%
Software	3.03%
Telecommunications	1.45%
Textiles	0.08%
Toys Games Hobby	0.14%
Transportation	1.11%
Money Market Fund	2.27%
Total Investments	101.53%
Liabilities Net of Receivables and Other Assets	(1.53%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Credit Quality Ratings (as a % of fixed income investments)#
AAA	2.30%
AA	17.78%
A	45.77%
BBB	34.15%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund–4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–99.26%
Advertising–0.20%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65% 11/1/24	500,000	$ 529,958
		529,958
Aerospace & Defense–1.48%
Boeing Co.
1.17% 2/4/23	220,000	220,022
1.43% 2/4/24	1,000,000	998,473
1.95% 2/1/24	250,000	252,837
2.13% 3/1/22	200,000	200,196
4.51% 5/1/23	750,000	783,348
General Dynamics Corp. 3.38% 5/15/23	350,000	361,647
L3Harris Technologies, Inc. 3.85% 6/15/23	300,000	311,601
Northrop Grumman Corp. 3.25% 8/1/23	300,000	310,301
Raytheon Technologies Corp. 3.20% 3/15/24	250,000	260,174
Teledyne Technologies, Inc. 0.95% 4/1/24	250,000	247,467
		3,946,066
Agriculture–0.89%
Altria Group, Inc. 4.00% 1/31/24	350,000	369,564
BAT Capital Corp. 3.22% 8/15/24	350,000	363,770
Bunge Ltd. Finance Corp. 3.00% 9/25/22	200,000	203,146
Philip Morris International, Inc.
1.13% 5/1/23	635,000	637,745
2.88% 5/1/24	250,000	259,908
Reynolds American, Inc. 4.85% 9/15/23	500,000	530,784
		2,364,917
Airlines–0.18%
Southwest Airlines Co. 4.75% 5/4/23	460,000	481,732
		481,732
Auto Manufacturers–4.29%
American Honda Finance Corp.
0.65% 9/8/23	190,000	189,424
0.75% 8/9/24	1,000,000	988,722
0.88% 7/7/23	365,000	365,123
2.05% 1/10/23	550,000	558,116
3.55% 1/12/24	250,000	262,403
General Motors Co.
4.88% 10/2/23	750,000	796,719
5.40% 10/2/23	600,000	642,217
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.
1.05% 3/8/24	895,000	$ 890,272
1.20% 10/15/24	235,000	233,272
1.70% 8/18/23	455,000	459,325
3.25% 1/5/23	250,000	255,408
4.15% 6/19/23	350,000	364,012
PACCAR Financial Corp.
0.35% 8/11/23	400,000	396,770
0.35% 2/2/24	80,000	78,930
0.50% 8/9/24	140,000	137,563
0.80% 6/8/23	30,000	30,024
0.90% 11/8/24	100,000	99,371
1.90% 2/7/23	200,000	202,418
2.65% 4/6/23	65,000	66,527
Stellantis NV 5.25% 4/15/23	500,000	524,425
Toyota Motor Corp. 0.68% 3/25/24	300,000	298,204
Toyota Motor Credit Corp.
0.40% 4/6/23	145,000	144,662
0.45% 1/11/24	350,000	347,031
0.50% 8/14/23	1,060,000	1,056,092
0.50% 6/18/24	250,000	246,304
0.63% 9/13/24	440,000	433,967
2.70% 1/11/23	350,000	357,860
2.90% 3/30/23	630,000	647,447
3.45% 9/20/23	350,000	365,739
		11,438,347
Auto Parts & Equipment–0.10%
Magna International, Inc. 3.63% 6/15/24	250,000	262,934
		262,934
Banks–37.45%
Banco Bilbao Vizcaya Argentaria SA 0.88% 9/18/23	450,000	448,190
Banco Santander SA
μ0.70% 6/30/24	550,000	547,068
2.71% 6/27/24	500,000	517,689
3.13% 2/23/23	200,000	204,705
3.85% 4/12/23	400,000	413,737
Bank of America Corp.
μ0.52% 6/14/24	750,000	745,023
μ0.81% 10/24/24	600,000	596,000
μ0.98% 4/22/25	700,000	694,388
μ0.98% 9/25/25	500,000	493,929
μ1.49% 5/19/24	950,000	956,880
μ1.53% 12/6/25	400,000	400,652
μ2.46% 10/22/25	500,000	513,532
3.30% 1/11/23	500,000	513,685
μ3.46% 3/15/25	750,000	784,359
μ3.55% 3/5/24	700,000	720,805
μ3.86% 7/23/24	1,000,000	1,041,858
LVIP SSGA Short-Term Bond Index Fund–5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp. (continued)
4.10% 7/24/23	300,000	$ 315,351
4.13% 1/22/24	750,000	796,840
4.20% 8/26/24	750,000	803,894
Bank of Montreal
0.40% 9/15/23	170,000	168,772
0.45% 12/8/23	355,000	351,562
0.63% 7/9/24	1,180,000	1,163,913
μ4.34% 10/5/28	250,000	262,926
Bank of New York Mellon Corp.
0.35% 12/7/23	415,000	411,554
0.50% 4/26/24	500,000	493,818
0.85% 10/25/24	400,000	396,620
1.85% 1/27/23	190,000	192,619
2.20% 8/16/23	300,000	306,499
3.45% 8/11/23	350,000	364,668
3.50% 4/28/23	150,000	155,328
Bank of Nova Scotia
0.40% 9/15/23	200,000	198,417
0.55% 9/15/23	350,000	347,977
0.65% 7/31/24	420,000	414,730
0.70% 4/15/24	250,000	247,791
1.63% 5/1/23	450,000	455,057
1.95% 2/1/23	200,000	202,316
2.38% 1/18/23	200,000	203,432
3.40% 2/11/24	500,000	524,607
Barclays PLC
μ1.01% 12/10/24	740,000	734,601
3.68% 1/10/23	300,000	300,139
μ3.93% 5/7/25	750,000	788,740
μ4.34% 5/16/24	450,000	468,439
BNP Paribas SA
3.25% 3/3/23	250,000	257,413
4.25% 10/15/24	250,000	269,614
BPCE SA 4.00% 4/15/24	350,000	372,556
Canadian Imperial Bank of Commerce
0.45% 6/22/23	185,000	183,786
0.50% 12/14/23	250,000	246,914
0.95% 6/23/23	755,000	755,920
1.00% 10/18/24	380,000	376,638
3.10% 4/2/24	250,000	260,648
Citigroup, Inc.
μ0.78% 10/30/24	750,000	745,531
μ0.98% 5/1/25	1,375,000	1,364,157
μ1.28% 11/3/25	500,000	498,656
μ1.68% 5/15/24	700,000	707,762
3.50% 5/15/23	500,000	516,877
μ4.04% 6/1/24	850,000	885,865
Comerica, Inc. 3.70% 7/31/23	300,000	312,190
Cooperatieve Rabobank UA
0.38% 1/12/24	575,000	567,449
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank UA (continued)
2.75% 1/10/23	250,000	$ 255,258
Credit Suisse AG
0.50% 2/2/24	290,000	286,502
0.52% 8/9/23	350,000	347,512
1.00% 5/5/23	1,200,000	1,203,142
3.63% 9/9/24	500,000	530,176
Deutsche Bank AG
0.90% 5/28/24	150,000	148,690
0.96% 11/8/23	200,000	199,644
μ1.45% 4/1/25	250,000	248,448
μ2.22% 9/18/24	815,000	825,483
3.30% 11/16/22	300,000	306,216
3.95% 2/27/23	150,000	154,671
μ3.96% 11/26/25	500,000	527,974
Discover Bank
3.35% 2/6/23	300,000	307,176
4.20% 8/8/23	250,000	262,541
Fifth Third Bancorp
1.63% 5/5/23	70,000	70,679
3.65% 1/25/24	500,000	523,803
Fifth Third Bank NA 1.80% 1/30/23	250,000	252,535
First Horizon Corp. 3.55% 5/26/23	100,000	103,038
μFirst Republic Bank 1.91% 2/12/24	250,000	252,673
FNB Corp. 2.20% 2/24/23	170,000	171,415
Goldman Sachs Group, Inc.
0.52% 3/8/23	220,000	219,292
μ0.66% 9/10/24	400,000	396,643
μ0.67% 3/8/24	1,350,000	1,343,901
μ0.93% 10/21/24	350,000	348,494
1.22% 12/6/23	250,000	250,639
3.20% 2/23/23	200,000	205,115
μ3.27% 9/29/25	1,000,000	1,049,243
3.63% 1/22/23	350,000	360,447
3.63% 2/20/24	350,000	367,170
3.85% 7/8/24	500,000	529,032
4.00% 3/3/24	750,000	795,202
HSBC Holdings PLC
μ0.73% 8/17/24	200,000	198,229
μ0.98% 5/24/25	1,100,000	1,086,700
μ1.16% 11/22/24	500,000	498,516
μ2.63% 11/7/25	750,000	769,265
3.60% 5/25/23	350,000	362,950
μ3.80% 3/11/25	750,000	787,029
μ3.95% 5/18/24	400,000	414,823
Huntington Bancshares, Inc. 2.63% 8/6/24	250,000	257,436
Huntington National Bank
1.80% 2/3/23	250,000	252,509
3.55% 10/6/23	250,000	260,930

LVIP SSGA Short-Term Bond Index Fund–6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV 4.10% 10/2/23	500,000	$ 526,303
JPMorgan Chase & Co.
μ0.56% 2/16/25	670,000	660,297
μ0.65% 9/16/24	265,000	263,755
μ0.70% 3/16/24	1,000,000	997,557
μ0.77% 8/9/25	415,000	408,424
μ0.82% 6/1/25	675,000	667,119
μ0.97% 6/23/25	1,000,000	990,266
μ1.51% 6/1/24	1,200,000	1,209,110
μ1.56% 12/10/25	600,000	600,640
μ2.30% 10/15/25	750,000	767,031
3.20% 1/25/23	250,000	256,780
3.38% 5/1/23	700,000	721,664
μ3.56% 4/23/24	550,000	568,363
μ3.80% 7/23/24	1,000,000	1,042,176
μ4.02% 12/5/24	600,000	632,620
KeyBank NA
μ0.42% 1/3/24	250,000	249,077
μ0.43% 6/14/24	250,000	248,201
1.25% 3/10/23	450,000	452,682
Lloyds Banking Group PLC
μ0.70% 5/11/24	315,000	313,750
μ3.87% 7/9/25	350,000	369,732
3.90% 3/12/24	250,000	264,077
4.05% 8/16/23	550,000	576,236
Mitsubishi UFJ Financial Group, Inc.
μ0.85% 9/15/24	1,350,000	1,343,315
μ0.96% 10/11/25	250,000	246,522
2.80% 7/18/24	500,000	518,239
3.46% 3/2/23	150,000	154,437
3.76% 7/26/23	600,000	625,723
μMizuho Financial Group, Inc.
0.85% 9/8/24	900,000	895,324
1.24% 7/10/24	500,000	501,211
Morgan Stanley
μ0.53% 1/25/24	500,000	498,281
μ0.73% 4/5/24	480,000	478,511
μ0.79% 1/22/25	1,100,000	1,088,856
μ0.79% 5/30/25	750,000	740,198
μ0.86% 10/21/25	500,000	492,888
μ1.16% 10/21/25	1,245,000	1,235,166
3.70% 10/23/24	250,000	266,238
μ3.74% 4/24/24	800,000	827,633
3.75% 2/25/23	500,000	517,144
3.88% 4/29/24	1,150,000	1,219,104
4.10% 5/22/23	750,000	781,147
MUFG Union Bank NA 2.10% 12/9/22	250,000	253,193
National Australia Bank Ltd. 3.63% 6/20/23	750,000	780,328
National Bank of Canada
0.75% 8/6/24	250,000	246,599
2.10% 2/1/23	250,000	253,369
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Natwest Group PLC
μ2.36% 5/22/24	400,000	$ 406,386
3.88% 9/12/23	1,120,000	1,167,876
μ4.27% 3/22/25	1,000,000	1,058,248
μ4.52% 6/25/24	400,000	418,451
PNC Bank NA
2.50% 8/27/24	250,000	258,129
2.70% 11/1/22	250,000	254,166
2.95% 1/30/23	500,000	511,056
3.50% 6/8/23	250,000	259,381
3.80% 7/25/23	300,000	312,621
PNC Financial Services Group, Inc. 3.50% 1/23/24	250,000	261,772
Royal Bank of Canada
0.43% 1/19/24	345,000	340,756
0.50% 10/26/23	520,000	516,867
0.65% 7/29/24	400,000	394,339
0.75% 10/7/24	250,000	247,465
1.60% 4/17/23	450,000	455,049
1.95% 1/17/23	205,000	207,751
2.55% 7/16/24	350,000	361,603
Santander Holdings USA, Inc.
3.40% 1/18/23	250,000	255,508
3.50% 6/7/24	500,000	521,154
Santander UK Group Holdings PLC
μ1.09% 3/15/25	1,000,000	990,849
3.57% 1/10/23	200,000	200,085
μ4.80% 11/15/24	500,000	530,681
Sumitomo Mitsui Financial Group, Inc.
0.51% 1/12/24	450,000	444,745
2.45% 9/27/24	250,000	257,110
2.70% 7/16/24	500,000	516,337
3.10% 1/17/23	500,000	511,859
3.75% 7/19/23	350,000	364,609
3.94% 10/16/23	350,000	367,832
Svenska Handelsbanken AB 3.90% 11/20/23	350,000	369,556
Toronto-Dominion Bank
0.25% 1/6/23	210,000	209,399
0.30% 6/2/23	250,000	248,437
0.45% 9/11/23	1,000,000	993,853
0.55% 3/4/24	250,000	247,283
0.70% 9/10/24	500,000	493,496
0.75% 6/12/23	460,000	460,021
1.25% 12/13/24	130,000	130,157
2.65% 6/12/24	350,000	363,042
3.50% 7/19/23	300,000	312,613
Truist Bank
1.25% 3/9/23	900,000	905,427
2.15% 12/6/24	500,000	515,122
3.00% 2/2/23	250,000	255,498
μ3.69% 8/2/24	250,000	260,716

LVIP SSGA Short-Term Bond Index Fund–7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Truist Financial Corp.
2.20% 3/16/23	250,000	$ 254,204
3.75% 12/6/23	350,000	367,873
U.S. Bancorp
3.38% 2/5/24	250,000	262,065
3.60% 9/11/24	750,000	796,594
U.S. Bank NA
1.95% 1/9/23	250,000	253,218
2.85% 1/23/23	250,000	255,326
3.40% 7/24/23	450,000	467,895
Wells Fargo & Co.
μ0.81% 5/19/25	60,000	59,323
μ1.65% 6/2/24	1,275,000	1,285,788
μ2.41% 10/30/25	250,000	256,243
3.30% 9/9/24	500,000	525,842
3.45% 2/13/23	250,000	257,216
3.75% 1/24/24	1,250,000	1,312,448
4.13% 8/15/23	500,000	524,342
Westpac Banking Corp.
1.02% 11/18/24	165,000	164,559
2.00% 1/13/23	195,000	197,916
2.75% 1/11/23	450,000	459,580
3.30% 2/26/24	500,000	524,502
		99,847,752
Beverages–1.29%
Constellation Brands, Inc. 4.25% 5/1/23	647,000	674,231
Diageo Capital PLC
2.13% 10/24/24	250,000	255,608
2.63% 4/29/23	600,000	612,891
Keurig Dr Pepper, Inc.
0.75% 3/15/24	335,000	332,665
3.13% 12/15/23	500,000	518,104
4.06% 5/25/23	251,000	261,689
PepsiCo, Inc.
0.40% 10/7/23	515,000	512,194
0.75% 5/1/23	265,000	265,339
		3,432,721
Biotechnology–0.66%
Biogen, Inc. 3.63% 9/15/22	200,000	204,282
Gilead Sciences, Inc.
0.75% 9/29/23	349,000	347,530
2.50% 9/1/23	500,000	511,882
Illumina, Inc. 0.55% 3/23/23	125,000	124,360
Royalty Pharma PLC 0.75% 9/2/23	585,000	581,315
		1,769,369
Building Materials–0.37%
Fortune Brands Home & Security, Inc. 4.00% 9/21/23	250,000	261,910
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
φJohnson Controls International plc 3.63% 7/2/24	250,000	$ 263,228
Lennox International, Inc. 3.00% 11/15/23	305,000	313,664
Owens Corning 4.20% 12/1/24	150,000	160,410
		999,212
Chemicals–0.64%
DuPont de Nemours, Inc. 4.21% 11/15/23	1,000,000	1,057,471
Eastman Chemical Co. 3.60% 8/15/22	200,000	202,230
LYB International Finance BV 4.00% 7/15/23	142,000	148,351
Mosaic Co. 3.25% 11/15/22	200,000	203,865
Nutrien Ltd. 1.90% 5/13/23	85,000	86,086
		1,698,003
Commercial Services–0.70%
Equifax, Inc. 2.60% 12/1/24	250,000	258,423
Global Payments, Inc.
1.50% 11/15/24	110,000	110,015
4.00% 6/1/23	200,000	207,753
Moody's Corp. 2.63% 1/15/23	200,000	203,322
PayPal Holdings, Inc. 1.35% 6/1/23	395,000	398,207
Quanta Services, Inc. 0.95% 10/1/24	500,000	494,575
RELX Capital, Inc. 3.50% 3/16/23	200,000	205,872
		1,878,167
Computers–3.08%
Apple, Inc.
0.75% 5/11/23	935,000	937,547
1.80% 9/11/24	700,000	715,309
2.40% 1/13/23	200,000	203,822
2.40% 5/3/23	1,000,000	1,023,846
2.85% 2/23/23	500,000	510,432
3.45% 5/6/24	500,000	528,806
Dell International LLC/EMC Corp.
4.00% 7/15/24	500,000	530,549
5.45% 6/15/23	280,000	295,370
Genpact Luxembourg Sarl 3.38% 12/1/24	250,000	263,230
Hewlett Packard Enterprise Co.
1.45% 4/1/24	500,000	503,201
2.25% 4/1/23	300,000	304,557
4.45% 10/2/23	250,000	263,800
HP, Inc. 4.05% 9/15/22	250,000	255,289

LVIP SSGA Short-Term Bond Index Fund–8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
International Business Machines Corp.
3.00% 5/15/24	1,000,000	$ 1,044,604
3.38% 8/1/23	500,000	519,401
3.63% 2/12/24	250,000	263,521
Leidos, Inc. 2.95% 5/15/23	55,000	56,315
		8,219,599
Cosmetics & Personal Care–0.36%
Procter & Gamble Co. 3.10% 8/15/23	200,000	207,912
Unilever Capital Corp.
0.38% 9/14/23	300,000	298,100
0.63% 8/12/24	100,000	99,376
3.25% 3/7/24	350,000	366,395
		971,783
Diversified Financial Services–5.21%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15% 10/29/23	360,000	358,441
1.65% 10/29/24	580,000	578,948
1.75% 10/29/24	285,000	284,305
3.30% 1/23/23	550,000	561,569
4.13% 7/3/23	250,000	259,654
4.50% 9/15/23	500,000	524,461
4.88% 1/16/24	250,000	265,864
Affiliated Managers Group, Inc. 4.25% 2/15/24	350,000	371,666
Air Lease Corp.
0.80% 8/18/24	85,000	83,262
2.25% 1/15/23	800,000	809,904
2.63% 7/1/22	200,000	201,606
Aircastle Ltd. 4.40% 9/25/23	250,000	261,945
Ally Financial, Inc.
1.45% 10/2/23	235,000	236,078
3.05% 6/5/23	385,000	394,726
4.13% 2/13/22	100,000	100,394
American Express Co.
0.75% 11/3/23	250,000	249,233
3.00% 10/30/24	500,000	524,004
3.40% 2/27/23	650,000	668,765
3.40% 2/22/24	350,000	367,054
3.70% 8/3/23	600,000	625,587
Ameriprise Financial, Inc. 4.00% 10/15/23	250,000	263,600
Blackstone Private Credit Fund
1.75% 9/15/24	250,000	245,896
2.35% 11/22/24	450,000	449,653
Capital One Bank USA NA 3.38% 2/15/23	1,000,000	1,027,676
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Capital One Financial Corp.
μ1.34% 12/6/24	200,000	$ 201,209
2.60% 5/11/23	421,000	430,107
3.20% 1/30/23	250,000	256,064
3.30% 10/30/24	450,000	473,608
Charles Schwab Corp.
0.75% 3/18/24	400,000	398,213
2.65% 1/25/23	200,000	203,698
Discover Financial Services 3.85% 11/21/22	200,000	205,269
Eaton Vance Corp. 3.63% 6/15/23	250,000	260,143
Intercontinental Exchange, Inc.
0.70% 6/15/23	175,000	174,602
3.45% 9/21/23	200,000	207,805
4.00% 10/15/23	350,000	368,897
Nasdaq, Inc. 4.25% 6/1/24	250,000	265,560
ORIX Corp. 2.90% 7/18/22	200,000	202,305
Synchrony Financial 4.25% 8/15/24	500,000	529,565
		13,891,336
Electric–3.79%
Ameren Corp. 2.50% 9/15/24	250,000	256,695
American Electric Power Co., Inc. 0.75% 11/1/23	185,000	183,725
Berkshire Hathaway Energy Co. 2.80% 1/15/23	300,000	305,509
Black Hills Corp.
1.04% 8/23/24	190,000	187,626
4.25% 11/30/23	250,000	262,520
Consolidated Edison, Inc. 0.65% 12/1/23	200,000	198,363
Consumers Energy Co. 3.38% 8/15/23	250,000	258,384
Dominion Energy, Inc. 2.75% 9/15/22	200,000	201,945
DTE Energy Co. 2.53% 10/1/24	200,000	205,847
Duke Energy Corp.
3.05% 8/15/22	200,000	201,844
3.75% 4/15/24	400,000	420,052
Duke Energy Progress LLC 3.38% 9/1/23	350,000	363,340
Edison International
2.40% 9/15/22	200,000	201,920
3.55% 11/15/24	250,000	261,483
Emera U.S. Finance LP 0.83% 6/15/24	250,000	245,343
Entergy Corp. 4.00% 7/15/22	250,000	253,044
Entergy Louisiana LLC 0.95% 10/1/24	190,000	187,909

LVIP SSGA Short-Term Bond Index Fund–9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Eversource Energy
2.80% 5/1/23	250,000	$ 254,359
3.80% 12/1/23	250,000	262,411
MidAmerican Energy Co. 3.50% 10/15/24	250,000	264,147
National Rural Utilities Cooperative Finance Corp.
0.35% 2/8/24	360,000	354,467
1.00% 10/18/24	65,000	64,438
2.70% 2/15/23	300,000	305,498
NextEra Energy Capital Holdings, Inc. 0.65% 3/1/23	725,000	723,533
Oncor Electric Delivery Co. LLC 7.00% 9/1/22	200,000	208,280
Pacific Gas & Electric Co.
1.37% 3/10/23	165,000	163,970
1.70% 11/15/23	130,000	130,336
3.75% 2/15/24	200,000	207,377
4.25% 8/1/23	250,000	258,784
Public Service Enterprise Group, Inc.
0.84% 11/8/23	100,000	99,608
2.88% 6/15/24	500,000	517,700
Puget Energy, Inc. 5.63% 7/15/22	200,000	202,722
Southern California Edison Co.
0.70% 4/3/23	155,000	154,227
0.70% 8/1/23	125,000	124,216
0.98% 8/1/24	125,000	123,813
1.10% 4/1/24	155,000	154,411
3.50% 10/1/23	250,000	259,205
Southern Co.
0.60% 2/26/24	115,000	113,519
2.95% 7/1/23	250,000	256,024
Virginia Electric & Power Co. 2.75% 3/15/23	300,000	305,133
WEC Energy Group, Inc.
0.55% 9/15/23	200,000	198,405
0.80% 3/15/24	125,000	123,718
Xcel Energy, Inc. 0.50% 10/15/23	80,000	79,461
		10,105,311
Electronics–0.48%
Agilent Technologies, Inc. 3.88% 7/15/23	350,000	362,768
Arrow Electronics, Inc. 3.50% 4/1/22	200,000	200,402
Flex Ltd. 5.00% 2/15/23	200,000	208,604
Keysight Technologies, Inc. 4.55% 10/30/24	250,000	270,296
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
TD SYNNEX Corp. 1.25% 8/9/24	250,000	$ 247,166
		1,289,236
Environmental Control–0.25%
Republic Services, Inc.
2.50% 8/15/24	250,000	257,266
4.75% 5/15/23	109,000	113,624
Waste Management, Inc. 2.40% 5/15/23	300,000	305,610
		676,500
Food–0.66%
Campbell Soup Co. 3.65% 3/15/23	300,000	309,256
Conagra Brands, Inc.
0.50% 8/11/23	120,000	118,967
3.20% 1/25/23	131,000	133,484
Hershey Co. 3.38% 5/15/23	200,000	206,972
Kellogg Co. 2.65% 12/1/23	250,000	257,631
McCormick & Co., Inc. 2.70% 8/15/22	200,000	202,072
Tyson Foods, Inc. 3.95% 8/15/24	500,000	531,505
		1,759,887
Forest Products & Paper–0.15%
Georgia-Pacific LLC 8.00% 1/15/24	350,000	397,483
		397,483
Gas–0.66%
Atmos Energy Corp. 0.63% 3/9/23	85,000	84,674
CenterPoint Energy Resources Corp. 0.70% 3/2/23	165,000	164,241
Eastern Energy Gas Holdings LLC 2.50% 11/15/24	500,000	514,842
National Fuel Gas Co. 3.75% 3/1/23	250,000	255,508
ONE Gas, Inc.
0.85% 3/11/23	250,000	249,709
1.10% 3/11/24	250,000	248,638
Southern Co. Gas Capital Corp. 2.45% 10/1/23	250,000	255,201
		1,772,813
Health Care Products–0.83%
Abbott Laboratories 3.40% 11/30/23	251,000	262,679
Baxter International, Inc. 1.32% 11/29/24	500,000	499,300

LVIP SSGA Short-Term Bond Index Fund–10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
DH Europe Finance II Sarl 2.05% 11/15/22	150,000	$ 151,923
PerkinElmer, Inc. 0.85% 9/15/24	500,000	492,886
Stryker Corp. 0.60% 12/1/23	105,000	104,429
Thermo Fisher Scientific, Inc. 1.22% 10/18/24	500,000	499,445
Zimmer Biomet Holdings, Inc. 1.45% 11/22/24	215,000	214,384
		2,225,046
Health Care Services–2.05%
Aetna, Inc.
2.75% 11/15/22	200,000	202,600
2.80% 6/15/23	300,000	307,383
Anthem, Inc.
0.45% 3/15/23	210,000	209,139
3.30% 1/15/23	250,000	256,502
3.50% 8/15/24	350,000	369,589
CommonSpirit Health 2.76% 10/1/24	250,000	257,835
HCA, Inc.
4.75% 5/1/23	500,000	523,685
5.00% 3/15/24	850,000	913,986
Humana, Inc.
0.65% 8/3/23	410,000	407,871
2.90% 12/15/22	200,000	203,938
3.85% 10/1/24	150,000	159,229
Laboratory Corp. of America Holdings
2.30% 12/1/24	500,000	512,230
4.00% 11/1/23	250,000	262,094
UnitedHealth Group, Inc.
0.55% 5/15/24	165,000	163,685
2.88% 3/15/23	200,000	205,097
3.50% 6/15/23	500,000	520,013
		5,474,876
Home Builders–0.67%
DR Horton, Inc.
4.75% 2/15/23	250,000	258,228
5.75% 8/15/23	500,000	531,102
Lennar Corp.
4.50% 4/30/24	500,000	531,090
4.75% 11/15/22	250,000	255,625
NVR, Inc. 3.95% 9/15/22	200,000	203,140
		1,779,185
Home Furnishings–0.08%
Whirlpool Corp. 4.70% 6/1/22	200,000	203,031
		203,031
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Products Ware–0.08%
Church & Dwight Co., Inc. 2.45% 8/1/22	200,000	$ 201,765
		201,765
Insurance–1.42%
Aflac, Inc. 3.63% 11/15/24	350,000	373,719
Berkshire Hathaway, Inc. 2.75% 3/15/23	750,000	765,778
Chubb INA Holdings, Inc.
2.70% 3/13/23	250,000	256,054
2.88% 11/3/22	250,000	253,849
Equitable Holdings, Inc. 3.90% 4/20/23	292,000	302,160
Marsh & McLennan Cos., Inc.
3.30% 3/14/23	250,000	256,560
3.50% 6/3/24	250,000	263,580
MetLife, Inc. 4.37% 9/15/23	500,000	528,925
Old Republic International Corp. 4.88% 10/1/24	150,000	163,354
Principal Financial Group, Inc. 3.13% 5/15/23	200,000	205,559
μPrudential Financial, Inc. 5.63% 6/15/43	200,000	208,102
W R Berkley Corp. 4.63% 3/15/22	200,000	201,584
		3,779,224
Internet–2.06%
Alibaba Group Holding Ltd. 3.60% 11/28/24	1,000,000	1,051,923
Amazon.com, Inc.
0.25% 5/12/23	185,000	184,059
0.40% 6/3/23	235,000	234,123
0.45% 5/12/24	585,000	579,209
2.40% 2/22/23	350,000	356,495
3.80% 12/5/24	1,000,000	1,072,373
Baidu, Inc.
2.88% 7/6/22	250,000	252,119
3.50% 11/28/22	200,000	204,214
3.88% 9/29/23	550,000	573,222
Booking Holdings, Inc. 2.75% 3/15/23	250,000	255,365
E*TRADE Financial Corp. 2.95% 8/24/22	200,000	202,815
Expedia Group, Inc. 3.60% 12/15/23	250,000	259,744
Weibo Corp. 3.50% 7/5/24	250,000	257,427
		5,483,088
Investment Companies–0.52%
Ares Capital Corp. 3.50% 2/10/23	200,000	204,596
Blackstone Secured Lending Fund 3.65% 7/14/23	100,000	103,078

LVIP SSGA Short-Term Bond Index Fund–11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Investment Companies (continued)
FS KKR Capital Corp.
1.65% 10/12/24	200,000	$ 196,208
4.63% 7/15/24	250,000	263,128
Owl Rock Capital Corp. 5.25% 4/15/24	250,000	266,549
Sixth Street Specialty Lending, Inc. 3.88% 11/1/24	350,000	365,921
		1,399,480
Iron & Steel–0.06%
Steel Dynamics, Inc. 2.80% 12/15/24	150,000	155,846
		155,846
Leisure Time–0.09%
Brunswick Corp. 0.85% 8/18/24	250,000	246,427
		246,427
Lodging–0.17%
Hyatt Hotels Corp.
1.30% 10/1/23	80,000	79,996
1.80% 10/1/24	115,000	115,103
Marriott International, Inc. 2.30% 1/15/22	250,000	250,139
		445,238
Machinery Construction & Mining–1.17%
Caterpillar Financial Services Corp.
0.25% 3/1/23	165,000	164,583
0.45% 9/14/23	630,000	627,136
0.45% 5/17/24	150,000	148,142
0.60% 9/13/24	900,000	887,714
0.65% 7/7/23	400,000	399,972
2.15% 11/8/24	350,000	360,134
3.25% 12/1/24	250,000	265,278
3.65% 12/7/23	250,000	263,157
		3,116,116
Machinery Diversified–1.19%
CNH Industrial Capital LLC 1.95% 7/2/23	180,000	182,342
CNH Industrial NV 4.50% 8/15/23	750,000	787,833
John Deere Capital Corp.
0.25% 1/17/23	200,000	199,544
0.40% 10/10/23	175,000	174,122
0.45% 1/17/24	200,000	198,061
0.45% 6/7/24	165,000	162,943
0.70% 7/5/23	125,000	124,958
1.20% 4/6/23	200,000	201,506
2.65% 6/24/24	250,000	259,530
2.70% 1/6/23	200,000	203,971
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
John Deere Capital Corp. (continued)
2.80% 1/27/23	150,000	$ 153,333
2.80% 3/6/23	250,000	256,164
3.65% 10/12/23	250,000	262,333
		3,166,640
Media–1.54%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50% 2/1/24	250,000	265,870
Comcast Corp. 3.70% 4/15/24	750,000	796,811
Discovery Communications LLC
2.95% 3/20/23	250,000	255,689
3.90% 11/15/24	350,000	371,089
Fox Corp. 4.03% 1/25/24	350,000	369,632
Thomson Reuters Corp. 4.30% 11/23/23	350,000	367,776
Time Warner Entertainment Co. LP 8.38% 3/15/23	400,000	433,737
TWDC Enterprises 18 Corp. 2.35% 12/1/22	200,000	202,605
ViacomCBS, Inc. 3.70% 8/15/24	500,000	529,353
Walt Disney Co. 1.75% 8/30/24	500,000	507,922
		4,100,484
Metal Fabricate & Hardware–0.10%
Precision Castparts Corp. 2.50% 1/15/23	250,000	253,687
		253,687
Miscellaneous Manufacturing–0.43%
3M Co. 2.25% 3/15/23	250,000	254,094
Carlisle Cos., Inc.
0.55% 9/1/23	50,000	49,552
3.50% 12/1/24	150,000	158,197
Parker-Hannifin Corp. 2.70% 6/14/24	350,000	361,597
Trane Technologies Global Holding Co. Ltd. 4.25% 6/15/23	300,000	313,607
		1,137,047
Office Business Equipment–0.14%
CDW LLC/CDW Finance Corp. 5.50% 12/1/24	350,000	383,527
		383,527
Oil & Gas–3.85%
BP Capital Markets America, Inc. 2.75% 5/10/23	850,000	871,113

LVIP SSGA Short-Term Bond Index Fund–12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
BP Capital Markets PLC
3.54% 11/4/24	250,000	$ 266,250
3.81% 2/10/24	500,000	527,224
3.99% 9/26/23	250,000	262,924
Canadian Natural Resources Ltd. 2.95% 1/15/23	400,000	407,617
Chevron Corp.
1.14% 5/11/23	785,000	789,414
2.36% 12/5/22	200,000	202,533
3.19% 6/24/23	350,000	360,367
Chevron USA, Inc.
0.43% 8/11/23	375,000	373,298
3.90% 11/15/24	350,000	374,575
Coterra Energy, Inc. 4.38% 6/1/24	250,000	264,381
Diamondback Energy, Inc. 2.88% 12/1/24	500,000	518,707
EOG Resources, Inc. 2.63% 3/15/23	250,000	254,243
Exxon Mobil Corp.
1.57% 4/15/23	600,000	606,762
2.02% 8/16/24	500,000	512,296
2.73% 3/1/23	300,000	305,899
Hess Corp. 3.50% 7/15/24	500,000	521,630
Phillips 66 3.70% 4/6/23	40,000	41,350
Pioneer Natural Resources Co.
0.55% 5/15/23	85,000	84,675
0.75% 1/15/24	385,000	379,780
Shell International Finance BV
0.38% 9/15/23	500,000	496,655
2.00% 11/7/24	350,000	358,705
3.50% 11/13/23	250,000	261,552
Suncor Energy, Inc. 2.80% 5/15/23	235,000	240,412
Total Capital Canada Ltd. 2.75% 7/15/23	750,000	770,578
Total Capital International SA 2.70% 1/25/23	200,000	204,094
		10,257,034
Oil & Gas Services–0.46%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.
1.23% 12/15/23	80,000	80,364
2.77% 12/15/22	355,000	362,051
Halliburton Co. 3.50% 8/1/23	250,000	258,099
Schlumberger Investment SA 3.65% 12/1/23	500,000	522,240
		1,222,754
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.19%
Berry Global, Inc. 0.95% 2/15/24	250,000	$ 247,750
Packaging Corp. of America 3.65% 9/15/24	250,000	264,030
		511,780
Pharmaceuticals–5.50%
AbbVie, Inc.
2.30% 11/21/22	665,000	674,286
2.60% 11/21/24	500,000	518,816
2.85% 5/14/23	250,000	255,534
3.75% 11/14/23	350,000	366,433
3.85% 6/15/24	250,000	264,638
AmerisourceBergen Corp. 0.74% 3/15/23	215,000	214,438
Astrazeneca Finance LLC 0.70% 5/28/24	700,000	694,426
AstraZeneca PLC 0.30% 5/26/23	185,000	184,175
Becton Dickinson & Co. 3.73% 12/15/24	500,000	531,466
Bristol-Myers Squibb Co.
0.54% 11/13/23	230,000	228,980
2.75% 2/15/23	200,000	204,534
2.90% 7/26/24	1,000,000	1,046,430
3.25% 2/20/23	289,000	296,614
Cardinal Health, Inc. 3.20% 3/15/23	200,000	205,369
Cigna Corp.
0.61% 3/15/24	100,000	99,167
3.00% 7/15/23	200,000	205,726
3.50% 6/15/24	350,000	366,968
3.75% 7/15/23	271,000	281,816
CVS Health Corp.
2.75% 12/1/22	650,000	659,021
3.38% 8/12/24	250,000	262,736
GlaxoSmithKline Capital PLC
0.53% 10/1/23	375,000	373,538
3.00% 6/1/24	750,000	784,615
GlaxoSmithKline Capital, Inc. 3.38% 5/15/23	650,000	673,099
Johnson & Johnson 2.05% 3/1/23	300,000	304,333
McKesson Corp. 3.80% 3/15/24	750,000	787,291
Merck & Co., Inc.
2.40% 9/15/22	200,000	201,754
2.80% 5/18/23	350,000	360,294
Mylan, Inc. 4.20% 11/29/23	500,000	523,952
Novartis Capital Corp. 3.40% 5/6/24	750,000	791,253
Pfizer, Inc.
3.00% 6/15/23	250,000	258,712
3.20% 9/15/23	250,000	259,730

LVIP SSGA Short-Term Bond Index Fund–13

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Sanofi 3.38% 6/19/23	300,000	$ 310,998
Shire Acquisitions Investments Ireland DAC 2.88% 9/23/23	400,000	411,392
Takeda Pharmaceutical Co. Ltd. 4.40% 11/26/23	750,000	793,571
Zoetis, Inc. 3.25% 2/1/23	250,000	254,753
		14,650,858
Pipelines–3.04%
Boardwalk Pipelines LP 4.95% 12/15/24	350,000	379,287
Enbridge, Inc.
0.55% 10/4/23	200,000	198,444
4.00% 10/1/23	350,000	365,419
Energy Transfer LP
3.60% 2/1/23	300,000	305,820
4.25% 3/15/23	250,000	256,898
4.50% 4/15/24	250,000	264,963
5.88% 1/15/24	500,000	538,136
Enterprise Products Operating LLC 3.50% 2/1/22	300,000	300,660
Kinder Morgan Energy Partners LP 3.50% 9/1/23	350,000	361,818
Kinder Morgan, Inc. 3.15% 1/15/23	250,000	255,278
MPLX LP
3.38% 3/15/23	400,000	410,168
3.50% 12/1/22	100,000	102,117
4.88% 12/1/24	500,000	542,698
ONEOK, Inc. 7.50% 9/1/23	500,000	543,583
Plains All American Pipeline LP/PAA Finance Corp.
3.60% 11/1/24	350,000	365,847
3.65% 6/1/22	200,000	200,982
Sabine Pass Liquefaction LLC
5.63% 4/15/23	400,000	418,360
5.75% 5/15/24	500,000	543,773
TransCanada PipeLines Ltd. 1.00% 10/12/24	805,000	797,902
Williams Cos., Inc.
3.70% 1/15/23	400,000	408,821
4.55% 6/24/24	500,000	535,051
		8,096,025
Real Estate Investment Trusts–1.92%
American Tower Corp.
3.38% 5/15/24	600,000	626,501
3.50% 1/31/23	600,000	616,117
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85% 4/15/23	350,000	362,182
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Crown Castle International Corp. 3.20% 9/1/24	500,000	$ 521,849
Equinix, Inc. 2.63% 11/18/24	350,000	360,629
Essex Portfolio LP 3.25% 5/1/23	200,000	204,789
Federal Realty Investment Trust 3.95% 1/15/24	200,000	209,457
Kimco Realty Corp. 3.40% 11/1/22	250,000	254,566
Mid-America Apartments LP 3.75% 6/15/24	250,000	263,159
Omega Healthcare Investors, Inc. 4.38% 8/1/23	42,000	43,825
Piedmont Operating Partnership LP 3.40% 6/1/23	190,000	194,809
Simon Property Group LP 3.38% 10/1/24	500,000	525,929
SL Green Operating Partnership LP 3.25% 10/15/22	150,000	152,443
Ventas Realty LP 3.50% 4/15/24	250,000	261,401
Welltower, Inc. 3.63% 3/15/24	500,000	525,850
		5,123,506
Retail–1.49%
AutoNation, Inc. 3.50% 11/15/24	350,000	367,036
AutoZone, Inc. 3.13% 7/15/23	200,000	205,613
Dollar General Corp. 3.25% 4/15/23	250,000	256,041
Home Depot, Inc. 2.70% 4/1/23	250,000	254,995
Lowe's Cos., Inc. 3.88% 9/15/23	200,000	208,659
McDonald's Corp. 3.35% 4/1/23	200,000	205,886
Walgreens Boots Alliance, Inc. 0.95% 11/17/23	500,000	499,736
Walmart, Inc.
2.55% 4/11/23	350,000	357,687
2.85% 7/8/24	350,000	365,730
3.30% 4/22/24	400,000	419,291
3.40% 6/26/23	800,000	832,164
		3,972,838
Semiconductors–1.42%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.63% 1/15/24	350,000	366,053
Intel Corp. 2.70% 12/15/22	600,000	612,405
KLA Corp. 4.65% 11/1/24	350,000	379,449
Marvell Technology, Inc. 4.20% 6/22/23	500,000	519,479

LVIP SSGA Short-Term Bond Index Fund–14

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Microchip Technology, Inc. 4.33% 6/1/23	200,000	$ 208,469
NVIDIA Corp. 0.31% 6/15/23	500,000	496,342
NXP BV/NXP Funding LLC 4.88% 3/1/24	500,000	537,103
QUALCOMM, Inc. 2.60% 1/30/23	300,000	305,593
Xilinx, Inc. 2.95% 6/1/24	350,000	362,181
		3,787,074
Shipbuilding–0.09%
Huntington Ingalls Industries, Inc. 0.67% 8/16/23	250,000	247,800
		247,800
Software–3.03%
Adobe, Inc. 1.70% 2/1/23	210,000	212,316
Fidelity National Information Services, Inc.
0.38% 3/1/23	160,000	159,207
0.60% 3/1/24	635,000	625,092
Fiserv, Inc.
2.75% 7/1/24	350,000	362,013
3.50% 10/1/22	250,000	253,894
3.80% 10/1/23	250,000	261,333
Intuit, Inc. 0.65% 7/15/23	80,000	79,750
Microsoft Corp.
2.00% 8/8/23	900,000	917,067
2.38% 5/1/23	300,000	306,340
2.88% 2/6/24	650,000	676,532
Oracle Corp.
2.40% 9/15/23	750,000	764,842
2.63% 2/15/23	400,000	407,120
2.95% 11/15/24	600,000	624,006
3.40% 7/8/24	500,000	522,724
3.63% 7/15/23	300,000	310,862
Roper Technologies, Inc. 3.65% 9/15/23	300,000	312,289
salesforce.com, Inc.
0.63% 7/15/24	415,000	411,137
3.25% 4/11/23	250,000	257,866
VMware, Inc.
0.60% 8/15/23	145,000	143,983
1.00% 8/15/24	480,000	475,366
		8,083,739
Telecommunications–1.45%
AT&T, Inc.
0.90% 3/25/24	600,000	597,289
4.45% 4/1/24	300,000	320,213
Bell Canada 0.75% 3/17/24	250,000	247,425
British Telecommunications PLC 4.50% 12/4/23	350,000	370,236
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Cisco Systems, Inc.
2.20% 9/20/23	200,000	$ 204,952
3.63% 3/4/24	300,000	318,264
Rogers Communications, Inc. 4.10% 10/1/23	500,000	521,777
Verizon Communications, Inc. 0.75% 3/22/24	975,000	971,003
Vodafone Group PLC 3.75% 1/16/24	300,000	315,823
		3,866,982
Textiles–0.08%
Mohawk Industries, Inc. 3.85% 2/1/23	200,000	204,622
		204,622
Toys Games Hobby–0.14%
Hasbro, Inc. 3.00% 11/19/24	350,000	364,233
		364,233
Transportation–1.11%
Burlington Northern Santa Fe LLC 3.85% 9/1/23	450,000	468,268
Canadian Pacific Railway Co. 1.35% 12/2/24	305,000	305,367
CSX Corp. 3.40% 8/1/24	250,000	262,959
Norfolk Southern Corp. 2.90% 2/15/23	200,000	203,326
Ryder System, Inc.
3.40% 3/1/23	200,000	205,187
3.65% 3/18/24	250,000	262,928
Union Pacific Corp.
3.15% 3/1/24	500,000	521,129
3.50% 6/8/23	250,000	258,573
United Parcel Service, Inc.
2.50% 4/1/23	200,000	203,976
2.80% 11/15/24	250,000	261,217
		2,952,930
Total Corporate Bonds (Cost $265,550,413)		264,626,008

	Number of Shares
MONEY MARKET FUND–2.27%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	6,034,587	6,034,587
Total Money Market Fund (Cost $6,034,587)		6,034,587

LVIP SSGA Short-Term Bond Index Fund–15

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–101.53% (Cost $271,585,000)	$270,660,595

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.53%)	(4,067,453)
NET ASSETS APPLICABLE TO 26,106,699 SHARES OUTSTANDING–100.00%	$266,593,142
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($82,628,421 / 8,079,468 Shares)	$10.227
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($183,964,721 / 18,027,231 Shares)	$10.205
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$266,394,992
Distributable earnings/(accumulated loss)	198,150
TOTAL NET ASSETS	$266,593,142

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
★ Includes $7,123 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,736,569 payable for securities purchased, $103,294 payable for fund shares redeemed, $53,139 other accrued expenses payable and $107,814 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
HSBC–Hong Kong and Shanghai Banking Corporation
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–16

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 3,032,305
Foreign taxes refunded	83
3,032,388
EXPENSES:
Management fees	712,589
Distribution fees-Service Class	434,439
Shareholder servicing fees	73,804
Accounting and administration expenses	68,113
Pricing fees	44,610
Professional fees	43,870
Index fees	34,052
Reports and statements to shareholders	5,948
Trustees’ fees and expenses	5,341
Consulting fees	2,505
Custodian fees	2,243
Other	8,950
1,436,464
Less:
Expenses reimbursed	(79,477)
Total operating expenses	1,356,987
NET INVESTMENT INCOME	1,675,401
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,722,013
Net change in unrealized appreciation (depreciation) of investments	(5,209,512)
NET REALIZED AND UNREALIZED LOSS	(3,487,499)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,812,098)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,675,401	$ 3,656,037
Net realized gain	1,722,013	1,040,898
Net change in unrealized appreciation (depreciation)	(5,209,512)	1,903,280
Net increase (decrease) in net assets resulting from operations	(1,812,098)	6,600,215
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,175,157)	(1,482,409)
Service Class	(2,136,106)	(2,689,646)
	(3,311,263)	(4,172,055)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,189,687	29,918,057
Service Class	99,122,718	177,056,935
Reinvestment of dividends and distributions:
Standard Class	1,175,157	1,482,409
Service Class	2,136,106	2,689,646
	120,623,668	211,147,047
Cost of shares redeemed:
Standard Class	(12,710,237)	(44,453,722)
Service Class	(79,866,203)	(124,117,160)
	(92,576,440)	(168,570,882)
Increase in net assets derived from capital share transactions	28,047,228	42,576,165
NET INCREASE IN NET ASSETS	22,923,867	45,004,325
NET ASSETS:
Beginning of year	243,669,275	198,664,950
End of year	$266,593,142	$ 243,669,275
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–17

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended			5/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.429	$ 10.254	$ 10.033	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.086	0.185	0.276	0.183
Net realized and unrealized gain (loss)	(0.140)	0.188	0.204	(0.027)
Total from investment operations	(0.054)	0.373	0.480	0.156
Less dividends and distributions from:
Net investment income	(0.099)	(0.185)	(0.251)	(0.123)
Net realized gain	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.148)	(0.198)	(0.259)	(0.123)
Net asset value, end of period	$ 10.227	$ 10.429	$ 10.254	$ 10.033
Total return[3]	(0.52%)	3.65%	4.79%	1.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 82,628	$77,578	$89,778	$88,385
Ratio of expenses to average net assets	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.42%	0.41%	0.39%
Ratio of net investment income to average net assets	0.83%	1.77%	2.68%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	1.71%	2.63%	2.69%
Portfolio turnover	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–18

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended			5/1/18 [1] to 12/31/18
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.408	$ 10.236	$ 10.023	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.060	0.158	0.249	0.164
Net realized and unrealized gain (loss)	(0.140)	0.189	0.205	(0.025)
Total from investment operations	(0.080)	0.347	0.454	0.139
Less dividends and distributions from:
Net investment income	(0.074)	(0.162)	(0.233)	(0.116)
Net realized gain	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.123)	(0.175)	(0.241)	(0.116)
Net asset value, end of period	$ 10.205	$ 10.408	$ 10.236	$ 10.023
Total return[3]	(0.77%)	3.40%	4.53%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$183,965	$166,091	$108,887	$45,708
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.67%	0.66%	0.64%
Ratio of net investment income to average net assets	0.58%	1.52%	2.43%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	1.46%	2.38%	2.44%
Portfolio turnover	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–19

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP SSGA Short-Term Bond Index Fund–20

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.3625% of the average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 65,331	$ 128,744	$ 79,477	$ 273,552
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$14,721
Legal	2,382
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,421 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 7,123
Management fees payable to LIAC	62,739
Distribution fees payable to LFD	38,454
Printing and mailing fees payable to Lincoln Life	123
Shareholder servicing fees payable to Lincoln Life	6,498
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$156,818,812
Sales	126,326,165
LVIP SSGA Short-Term Bond Index Fund–21

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$271,819,662
Aggregate unrealized appreciation of investments	$ 495,460
Aggregate unrealized depreciation of investments	(1,654,527)
Net unrealized depreciation of investments	$ (1,159,067)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$264,626,008	$—	$264,626,008
Money Market Fund	6,034,587	—	—	6,034,587
Total Investments	$6,034,587	$264,626,008	$—	$270,660,595
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium amortization accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2021 was as follows:
	Year Ended	Year Ended
	12/31/21	12/31/20
Ordinary income	$2,128,524	$3,883,354
Long-term capital gains	1,182,739	288,701
Total	$3,311,263	$4,172,055
LVIP SSGA Short-Term Bond Index Fund–22

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 1,357,215
Other temporary differences	1
Net unrealized depreciation	(1,159,066)
Distributable earnings/(accumulated loss)	$ 198,150
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,746,994	2,855,069
Service Class	9,555,024	17,067,822
Shares reinvested:
Standard Class	114,390	142,165
Service Class	208,274	258,492
	11,624,682	20,323,548
Shares redeemed:
Standard Class	(1,220,793)	(4,313,953)
Service Class	(7,694,787)	(12,004,798)
	(8,915,580)	(16,318,751)
Net increase	2,709,102	4,004,797
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Short-Term Bond Index Fund–23

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Short-Term Bond Index Fund–25

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
LVIP SSGA Short-Term Bond Index Fund–26

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. . In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Short-Term Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Short-Term Bond Index Fund’s total return compared to the total return of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Corporate 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period. The Board considered that the Fund commenced operations in 2018. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Short-Term Bond Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Short-Term Bond Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Short-Term Bond Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Short-Term Bond Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Short-Term Bond Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund–32

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Small-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 14.56% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2000® Index1, returned 14.82%.
Economic recovery gathered pace in the first quarter of 2021 on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. The Democratic Party’s victory in Georgia at the start of the year paved way for further stimulus measures. In addition, the COVID-19 infection rate continued to trend down and the vaccine rollout accelerated during the period with the vaccination goal being raised from 100 million to 200 million. The quarter closed with the Fed indicating that there would be no rate hikes before 2024.
The benchmark index gained during the second quarter as the pandemic was reined in, consumer spending increased, growth stocks rebounded, first-quarter earnings grew strongly and the prospects of fiscal stimulus improved in the context of President Biden concluding a bipartisan deal to boost infrastructure spending by US$600 billion. During the quarter, the US president completed 100 days in office and outlined two more spending packages – a US$2.3 trillion American Jobs Plan and a US$1.8 trillion American Families Plan, with many key tax credits from the Rescue bill being extended or made permanent.
The benchmark index had the only quarterly drop which occurred in the third quarter. In the US, the economic growth remained strong during the quarter as the manufacturing and services sector contributed towards the economic progress. The Job market improved with approximately 850,000 and 943,000 jobs being added in June and July respectively which are the largest additions since August 2020. Sectors like travel and tourism that were impacted by reopening had a strong contribution during the quarter.
Economic activity continued to expand in the fourth quarter, albeit at a measurably moderate pace, with several factors contributing to multiple headwinds. Supply chain bottlenecks continued to persist and sapped growth momentum during the quarter. Rising COVID-19 cases toward the end of the quarter triggered disruption to services and created further bottlenecks related to labor, transportation and goods.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures did not contribute or retract from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were GameStop Corp. Class A (Not held at 12/31/21), Synaptics Incorporated, and Avis Budget Group, Inc. The top negative contributors to the Fund’s performance during the period were Invitae Corp., BridgeBio Pharma, Inc., and Allakos, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,247. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $34,651. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 14.56%
Five Years	+ 11.56%
Ten Years	+ 12.77%
Service Class Shares
One Year	+ 14.27%
Five Years	+ 11.28%
Ten Years	+ 12.48%

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund
2021 Annual Report Commentary (unaudited) (continued)
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$975.30	0.38%	$1.89
Service Class Shares	1,000.00	974.10	0.63%	3.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.12%
Aerospace & Defense	0.65%
Air Freight & Logistics	0.35%
Airlines	0.31%
Auto Components	1.37%
Automobiles	0.24%
Banks	8.45%
Beverages	0.43%
Biotechnology	8.26%
Building Products	1.34%
Capital Markets	1.61%
Chemicals	1.96%
Commercial Services & Supplies	1.70%
Communications Equipment	0.79%
Construction & Engineering	1.56%
Construction Materials	0.19%
Consumer Finance	0.83%
Containers & Packaging	0.29%
Distributors	0.02%
Diversified Consumer Services	0.63%
Diversified Financial Services	0.15%
Diversified Telecommunication Services	0.59%
Electric Utilities	0.60%
Electrical Equipment	1.05%
Electronic Equipment, Instruments & Components	2.32%
Energy Equipment & Services	0.77%
Entertainment	0.78%
Equity Real Estate Investment Trusts	6.53%
Food & Staples Retailing	1.01%
Food Products	0.96%
Gas Utilities	0.87%
Health Care Equipment & Supplies	3.17%
Health Care Providers & Services	2.89%
Health Care Technology	1.12%
Hotels, Restaurants & Leisure	2.34%
Household Durables	1.96%
Household Products	0.29%
Independent Power and Renewable Electricity Producers	0.33%
Insurance	1.95%
Interactive Media & Services	0.57%
Internet & Direct Marketing Retail	0.51%
IT Services	1.57%
Leisure Products	0.51%
Life Sciences Tools & Services	0.86%
Machinery	3.66%
Security Type/Sector	Percentage of Net Assets
Marine	0.18%
Media	0.97%
Metals & Mining	1.20%
Mortgage Real Estate Investment Trusts (REITs)	1.24%
Multiline Retail	0.41%
Multi-Utilities	0.37%
Oil, Gas & Consumable Fuels	3.50%
Paper & Forest Products	0.13%
Personal Products	0.56%
Pharmaceuticals	1.43%
Professional Services	1.71%
Real Estate Management & Development	0.76%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	3.69%
Software	5.61%
Specialty Retail	2.40%
Technology Hardware, Storage & Peripherals	0.26%
Textiles, Apparel & Luxury Goods	0.73%
Thrifts & Mortgage Finance	1.51%
Tobacco	0.13%
Trading Companies & Distributors	1.50%
Water Utilities	0.44%
Wireless Telecommunication Services	0.15%
Rights	0.01%
Warrants	0.00%
Money Market Fund	1.92%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
AMC Entertainment Holdings, Inc. Class A	0.46%
Synaptics, Inc.	0.37%
Lattice Semiconductor Corp.	0.34%
EastGroup Properties, Inc.	0.30%
BJ's Wholesale Club Holdings, Inc.	0.30%
Tetra Tech, Inc.	0.30%
Saia, Inc.	0.29%
Ovintiv, Inc.	0.29%
Tenet Healthcare Corp.	0.28%
WillScot Mobile Mini Holdings Corp.	0.28%
Total	3.21%

LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.12%
Aerospace & Defense–0.65%
†AAR Corp.	28,698	$ 1,120,083
Aerojet Rocketdyne Holdings, Inc.	63,268	2,958,412
†AeroVironment, Inc.	18,981	1,177,391
†AerSale Corp.	7,300	129,502
†Astronics Corp.	21,005	252,060
†Byrna Technologies, Inc.	15,900	212,265
†Cadre Holdings, Inc.	3,800	96,596
†Ducommun, Inc.	9,200	430,284
Kaman Corp.	23,352	1,007,639
†Kratos Defense & Security Solutions, Inc.	103,650	2,010,810
Maxar Technologies, Inc.	60,600	1,789,518
Moog, Inc. Class A	24,381	1,974,129
National Presto Industries, Inc.	4,372	358,635
†PAE, Inc.	58,300	578,919
Park Aerospace Corp.	16,788	221,602
†Parsons Corp.	22,300	750,395
†Triumph Group, Inc.	54,000	1,000,620
†Vectrus, Inc.	9,900	453,123
		16,521,983
Air Freight & Logistics–0.35%
†Air Transport Services Group, Inc.	49,876	1,465,357
†Atlas Air Worldwide Holdings, Inc.	24,320	2,288,998
Forward Air Corp.	22,139	2,680,811
†Hub Group, Inc. Class A	27,944	2,354,003
†Radiant Logistics, Inc.	33,376	243,311
		9,032,480
Airlines–0.31%
†Allegiant Travel Co.	12,584	2,353,711
†Frontier Group Holdings, Inc.	29,900	405,743
†Hawaiian Holdings, Inc.	43,825	805,065
†Mesa Air Group, Inc.	29,800	166,880
†SkyWest, Inc.	42,592	1,673,866
†Spirit Airlines, Inc.	84,194	1,839,639
†Sun Country Airlines Holdings, Inc.	27,000	735,750
		7,980,654
Auto Components–1.37%
†Adient PLC	80,000	3,830,400
†American Axle & Manufacturing Holdings, Inc.	95,284	889,000
†Cooper-Standard Holdings, Inc.	14,200	318,222
Dana, Inc.	122,572	2,797,093
†Dorman Products, Inc.	21,773	2,460,567
†Fox Factory Holding Corp.	35,104	5,971,190
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Gentherm, Inc.	28,064	$ 2,438,762
†Goodyear Tire & Rubber Co.	233,193	4,971,675
LCI Industries	20,904	3,258,306
†Modine Manufacturing Co.	42,622	430,056
†Motorcar Parts of America, Inc.	15,900	271,413
Patrick Industries, Inc.	19,171	1,546,908
Standard Motor Products, Inc.	17,451	914,258
†Stoneridge, Inc.	22,131	436,866
†Tenneco, Inc. Class A	57,577	650,620
†Visteon Corp.	23,400	2,600,676
†XL Fleet Corp.	30,000	99,300
†XPEL, Inc.	15,200	1,037,856
		34,923,168
Automobiles–0.24%
†Arcimoto, Inc.	23,400	182,052
†Canoo, Inc.	89,900	694,028
†Fisker, Inc.	137,900	2,169,167
†Lordstown Motors Corp. Class A	130,100	448,845
Winnebago Industries, Inc.	27,373	2,050,785
†Workhorse Group, Inc.	102,400	446,464
		5,991,341
Banks–8.45%
1st Source Corp.	14,334	710,966
Allegiance Bancshares, Inc.	16,100	679,581
Amalgamated Financial Corp.	11,600	194,532
Amerant Bancorp, Inc.	22,600	780,830
American National Bankshares, Inc.	9,100	342,888
Ameris Bancorp	56,212	2,792,612
Arrow Financial Corp.	11,690	411,839
Associated Banc-Corp.	122,800	2,774,052
†Atlantic Capital Bancshares, Inc.	16,208	466,304
Atlantic Union Bankshares Corp.	62,192	2,319,140
Banc of California, Inc.	45,838	899,342
BancFirst Corp.	14,586	1,029,188
†Bancorp, Inc.	44,347	1,122,423
Bank First Corp.	5,600	404,544
Bank of Marin Bancorp	13,498	502,531
Bank of NT Butterfield & Son Ltd.	42,400	1,615,864
BankUnited, Inc.	73,600	3,114,016
Banner Corp.	29,219	1,772,717
Bar Harbor Bankshares	12,468	360,699
Berkshire Hills Bancorp, Inc.	41,393	1,176,803
Blue Ridge Bankshares, Inc.	14,800	264,920
Brookline Bancorp, Inc.	65,119	1,054,277
LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Bryn Mawr Bank Corp.	16,764	$ 754,548
Business First Bancshares, Inc.	16,300	461,453
Byline Bancorp, Inc.	21,200	579,820
Cadence Bank	158,804	4,730,771
Cambridge Bancorp	5,770	540,014
Camden National Corp.	12,355	595,017
Capital Bancorp, Inc.	6,100	159,820
Capital City Bank Group, Inc.	11,384	300,538
Capstar Financial Holdings, Inc.	17,387	365,649
†Carter Bankshares, Inc.	22,019	338,872
Cathay General Bancorp	61,203	2,631,117
CBTX, Inc.	15,500	449,500
Central Pacific Financial Corp.	23,630	665,657
CIT Group, Inc.	84,100	4,317,694
Citizens & Northern Corp.	13,113	342,512
City Holding Co.	12,897	1,054,846
Civista Bancshares, Inc.	12,600	307,440
CNB Financial Corp.	13,595	360,268
†Coastal Financial Corp.	8,000	404,960
Columbia Banking System, Inc.	66,193	2,165,835
Community Bank System, Inc.	45,219	3,367,911
Community Trust Bancorp, Inc.	13,030	568,238
ConnectOne Bancorp, Inc.	31,669	1,035,893
†CrossFirst Bankshares, Inc.	39,700	619,717
†Customers Bancorp, Inc.	25,280	1,652,554
CVB Financial Corp.	108,859	2,330,671
Dime Community Bancshares, Inc.	29,363	1,032,403
Eagle Bancorp, Inc.	26,746	1,560,362
Eastern Bankshares, Inc.	144,900	2,922,633
Enterprise Bancorp, Inc.	7,799	350,331
Enterprise Financial Services Corp.	29,970	1,411,287
Equity Bancshares, Inc. Class A	11,600	393,588
Farmers National Banc Corp.	25,192	467,312
FB Financial Corp.	28,271	1,238,835
Fidelity D&D Bancorp, Inc.	3,400	200,600
Financial Institutions, Inc.	13,267	421,891
First Bancorp	28,709	1,312,576
First BanCorp	166,935	2,300,364
First Bancorp, Inc.	8,780	275,692
First Bancshares, Inc.	17,200	664,264
First Bank	13,400	194,434
First Busey Corp.	42,835	1,161,685
First Commonwealth Financial Corp.	81,039	1,303,918
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Community Bankshares, Inc.	14,534	$ 485,726
First Financial Bancorp	76,017	1,853,294
First Financial Bankshares, Inc.	107,984	5,489,907
First Financial Corp.	9,769	442,438
First Foundation, Inc.	33,905	842,878
First Internet Bancorp	7,892	371,240
First Interstate BancSystem, Inc. Class A	34,646	1,409,053
First Merchants Corp.	45,668	1,913,033
First Mid Bancshares, Inc.	14,013	599,616
First Midwest Bancorp, Inc.	96,055	1,967,206
First of Long Island Corp.	19,354	417,853
Five Star Bancorp	10,400	312,000
Flushing Financial Corp.	24,797	602,567
Fulton Financial Corp.	133,800	2,274,600
German American Bancorp, Inc.	20,977	817,683
Glacier Bancorp, Inc.	93,282	5,289,089
Great Southern Bancorp, Inc.	8,870	525,548
Great Western Bancorp, Inc.	47,000	1,596,120
Guaranty Bancshares, Inc.	6,628	249,080
Hancock Whitney Corp.	73,275	3,665,216
Hanmi Financial Corp.	26,042	616,675
HarborOne Bancorp, Inc.	42,358	628,593
HBT Financial, Inc.	8,100	151,713
Heartland Financial USA, Inc.	33,938	1,717,602
Heritage Commerce Corp.	49,338	589,096
Heritage Financial Corp.	30,255	739,432
Hilltop Holdings, Inc.	50,775	1,784,234
Home BancShares, Inc.	128,728	3,134,527
HomeStreet, Inc.	17,029	885,508
HomeTrust Bancshares, Inc.	12,641	391,618
Hope Bancorp, Inc.	100,258	1,474,795
Horizon Bancorp, Inc.	36,182	754,395
†Howard Bancorp, Inc.	10,700	233,153
Independent Bank Corp.	56,404	3,583,283
Independent Bank Group, Inc.	31,760	2,291,484
International Bancshares Corp.	45,364	1,922,980
Investors Bancorp, Inc.	193,486	2,931,313
Lakeland Bancorp, Inc.	41,378	785,768
Lakeland Financial Corp.	20,717	1,660,260
Live Oak Bancshares, Inc.	26,600	2,321,914
Macatawa Bank Corp.	22,345	197,083
Mercantile Bank Corp.	13,333	467,055
Meta Financial Group, Inc.	26,600	1,586,956
Metrocity Bankshares, Inc.	16,200	445,986
†Metropolitan Bank Holding Corp.	8,200	873,546
Mid Penn Bancorp, Inc.	11,600	368,184

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Midland States Bancorp, Inc.	18,204	$ 451,277
MidWestOne Financial Group, Inc.	12,242	396,274
MVB Financial Corp.	8,300	344,616
National Bank Holdings Corp. Class A	25,152	1,105,179
NBT Bancorp, Inc.	35,639	1,372,814
†Nicolet Bankshares, Inc.	10,400	891,800
Northrim BanCorp, Inc.	5,177	224,992
OceanFirst Financial Corp.	49,967	1,109,267
OFG Bancorp	39,588	1,051,457
Old National Bancorp	139,417	2,526,236
Old Second Bancorp, Inc.	22,946	288,890
Origin Bancorp, Inc.	18,800	806,896
Orrstown Financial Services, Inc.	9,200	231,840
Pacific Premier Bancorp, Inc.	79,182	3,169,655
Park National Corp.	12,176	1,671,887
Peapack-Gladstone Financial Corp.	15,291	541,301
Peoples Bancorp, Inc.	21,440	682,006
Peoples Financial Services Corp.	5,877	309,659
Preferred Bank	11,746	843,245
Primis Financial Corp.	20,400	306,816
QCR Holdings, Inc.	13,000	728,000
RBB Bancorp	11,832	309,998
Red River Bancshares, Inc.	3,900	208,650
Reliant Bancorp, Inc.	13,148	466,754
Renasant Corp.	46,608	1,768,774
Republic Bancorp, Inc. Class A	7,925	402,907
†Republic First Bancorp, Inc.	37,687	140,196
S&T Bancorp, Inc.	32,724	1,031,460
Sandy Spring Bancorp, Inc.	36,717	1,765,353
Seacoast Banking Corp. of Florida	42,544	1,505,632
ServisFirst Bancshares, Inc.	42,200	3,584,468
Sierra Bancorp	11,766	319,447
†Silvergate Capital Corp. Class A	23,000	3,408,600
Simmons First National Corp. Class A	95,452	2,823,470
SmartFinancial, Inc.	11,600	317,376
South Plains Financial, Inc.	8,977	249,650
†Southern First Bancshares, Inc.	6,415	400,873
Southside Bancshares, Inc.	26,467	1,106,850
SouthState Corp.	59,071	4,732,178
Spirit of Texas Bancshares, Inc.	11,000	316,580
Stock Yards Bancorp, Inc.	20,432	1,305,196
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Summit Financial Group, Inc.	9,558	$ 262,367
†Texas Capital Bancshares, Inc.	42,900	2,584,725
Tompkins Financial Corp.	11,959	999,533
Towne Bank	56,537	1,786,004
TriCo Bancshares	23,413	1,005,822
†TriState Capital Holdings, Inc.	24,700	747,422
†Triumph Bancorp, Inc.	19,900	2,369,692
Trustmark Corp.	52,679	1,709,960
UMB Financial Corp.	36,982	3,924,160
United Bankshares, Inc.	111,378	4,040,794
United Community Banks, Inc.	73,556	2,643,603
Univest Financial Corp.	23,920	715,686
Valley National Bancorp	332,576	4,572,920
Veritex Holdings, Inc.	40,282	1,602,418
Washington Trust Bancorp, Inc.	14,575	821,593
WesBanco, Inc.	50,295	1,759,822
West BanCorp, Inc.	13,696	425,535
Westamerica BanCorp	21,981	1,268,963
		215,224,396
Beverages–0.43%
†Celsius Holdings, Inc.	45,600	3,400,392
Coca-Cola Consolidated, Inc.	4,013	2,484,810
†Duckhorn Portfolio, Inc.	28,700	669,858
MGP Ingredients, Inc.	12,000	1,019,880
National Beverage Corp.	19,834	899,075
†NewAge, Inc.	109,300	112,579
Primo Water Corp.	132,500	2,335,975
†Zevia PBC Class A	8,800	62,040
		10,984,609
Biotechnology–8.26%
†2seventy bio, Inc.	19,000	486,970
†4D Molecular Therapeutics, Inc.	22,600	495,844
†89bio, Inc.	8,500	111,095
†ACADIA Pharmaceuticals, Inc.	101,300	2,364,342
†Acumen Pharmaceuticals, Inc.	7,500	50,700
†Adagio Therapeutics, Inc.	17,900	129,954
†Adicet Bio, Inc.	17,900	313,071
†Adverum Biotechnologies, Inc.	73,300	129,008
†Aeglea BioTherapeutics, Inc.	35,000	166,250
†Aerovate Therapeutics, Inc.	8,500	100,215
†Affimed NV	98,400	543,168
†Agenus, Inc.	181,100	583,142
†Agios Pharmaceuticals, Inc.	44,300	1,456,141

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Akebia Therapeutics, Inc.	145,986	$ 329,928
†Akero Therapeutics, Inc.	22,000	465,300
†Akouos, Inc.	20,600	175,100
†Albireo Pharma, Inc.	14,600	340,034
†Aldeyra Therapeutics, Inc.	41,000	164,000
†Alector, Inc.	49,389	1,019,883
†Aligos Therapeutics, Inc.	17,800	211,286
†Alkermes PLC	135,400	3,149,404
†Allakos, Inc.	29,500	288,805
†Allogene Therapeutics, Inc.	57,500	857,900
†Allovir, Inc.	25,000	323,500
†Alpine Immune Sciences, Inc.	10,000	138,500
†Altimmune, Inc.	33,600	307,776
†ALX Oncology Holdings, Inc.	15,000	322,350
†Amicus Therapeutics, Inc.	222,300	2,567,565
†AnaptysBio, Inc.	16,400	569,900
†Anavex Life Sciences Corp.	54,800	950,232
†Anika Therapeutics, Inc.	12,195	436,947
†Annexon, Inc.	26,500	304,485
†Apellis Pharmaceuticals, Inc.	60,304	2,851,173
†Applied Molecular Transport, Inc.	21,100	294,978
†Applied Therapeutics, Inc.	15,200	136,040
†AquaBounty Technologies, Inc.	45,000	94,500
†Arbutus Biopharma Corp.	70,000	272,300
†Arcturus Therapeutics Holdings, Inc.	17,900	662,479
†Arcus Biosciences, Inc.	38,300	1,550,001
†Arcutis Biotherapeutics, Inc.	23,500	487,390
†Ardelyx, Inc.	81,800	89,980
†Arena Pharmaceuticals, Inc.	51,710	4,805,927
†Arrowhead Pharmaceuticals, Inc.	84,632	5,611,102
†Atara Biotherapeutics, Inc.	71,100	1,120,536
†Athenex, Inc.	72,900	99,144
†Athersys, Inc.	170,700	154,074
†Atossa Therapeutics, Inc.	99,000	158,400
†Atreca, Inc. Class A	22,500	68,175
†Aura Biosciences, Inc.	3,900	66,222
†Avalo Therapeutics, Inc.	42,200	71,740
†Avid Bioservices, Inc.	51,000	1,488,180
†Avidity Biosciences, Inc.	31,600	751,132
†Avita Medical, Inc.	20,400	244,392
†Avrobio, Inc.	32,485	125,067
†Beam Therapeutics, Inc.	43,000	3,426,670
†Beyondspring, Inc.	19,100	86,523
†BioAtla, Inc.	12,800	251,264
†BioCryst Pharmaceuticals, Inc.	151,303	2,095,547
†Biohaven Pharmaceutical Holding Co. Ltd.	47,000	6,477,070
†Biomea Fusion, Inc.	15,200	113,240
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Bioxcel Therapeutics, Inc.	14,130	$ 287,263
†Black Diamond Therapeutics, Inc.	19,000	101,270
†Bluebird Bio, Inc.	57,300	572,427
†Blueprint Medicines Corp.	49,348	5,285,664
†Bolt Biotherapeutics, Inc.	19,100	93,590
†Bridgebio Pharma, Inc.	89,285	1,489,274
†Brooklyn ImmunoTherapeutics, Inc.	25,100	104,667
†C4 Therapeutics, Inc.	32,700	1,052,940
†Cardiff Oncology, Inc.	31,100	186,911
†CareDx, Inc.	42,700	1,941,996
†Caribou Biosciences, Inc.	16,100	242,949
†Catalyst Pharmaceuticals, Inc.	82,300	557,171
†Celcuity, Inc.	8,100	106,839
†Celldex Therapeutics, Inc.	38,800	1,499,232
†CEL-SCI Corp.	30,600	217,260
†Century Therapeutics, Inc.	9,800	155,428
†Cerevel Therapeutics Holdings, Inc.	33,900	1,099,038
†ChemoCentryx, Inc.	45,645	1,661,934
†Chimerix, Inc.	61,700	396,731
†Chinook Therapeutics, Inc.	30,560	498,434
†Clene, Inc.	16,800	68,880
†Clovis Oncology, Inc.	98,935	268,114
†Codiak Biosciences, Inc.	13,600	151,504
†Cogent Biosciences, Inc.	31,800	272,844
†Coherus Biosciences, Inc.	54,405	868,304
†Cortexyme, Inc.	17,000	214,540
†Crinetics Pharmaceuticals, Inc.	38,668	1,098,558
†Cue Biopharma, Inc.	26,100	295,191
†Cullinan Oncology, Inc.	21,900	337,917
†Curis, Inc.	73,300	348,908
†Cyteir Therapeutics, Inc.	6,800	77,316
†Cytokinetics, Inc.	66,966	3,052,310
†CytomX Therapeutics, Inc.	55,300	239,449
†Day One Biopharmaceuticals, Inc.	9,500	160,075
†Deciphera Pharmaceuticals, Inc.	33,987	332,053
†Denali Therapeutics, Inc.	76,800	3,425,280
†DermTech, Inc.	20,500	323,900
†Design Therapeutics, Inc.	22,300	477,443
†Dynavax Technologies Corp.	91,015	1,280,581
†Dyne Therapeutics, Inc.	25,400	302,006
†Eagle Pharmaceuticals, Inc.	9,900	504,108
†Editas Medicine, Inc.	57,738	1,532,944
†Eiger BioPharmaceuticals, Inc.	27,700	143,763
†Eliem Therapeutics, Inc.	5,900	61,714
†Emergent BioSolutions, Inc.	41,348	1,797,398

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Enanta Pharmaceuticals, Inc.	16,300	$ 1,218,914
†Entrada Therapeutics, Inc.	7,200	123,264
†Epizyme, Inc.	76,400	191,000
†Erasca, Inc.	17,500	272,650
†Evelo Biosciences, Inc.	25,900	157,213
†Exagen, Inc.	8,800	102,344
†Fate Therapeutics, Inc.	68,554	4,011,095
†FibroGen, Inc.	72,900	1,027,890
†Finch Therapeutics Group, Inc.	6,500	64,805
†Foghorn Therapeutics, Inc.	16,700	381,929
†Forma Therapeutics Holdings, Inc.	28,400	403,848
†Forte Biosciences, Inc.	9,700	20,758
†Fortress Biotech, Inc.	61,000	152,500
†Frequency Therapeutics, Inc.	27,000	138,510
†G1 Therapeutics, Inc.	33,289	339,881
†Gemini Therapeutics, Inc.	18,800	54,708
†Generation Bio Co.	37,100	262,668
†Geron Corp.	259,494	316,583
†Global Blood Therapeutics, Inc.	52,300	1,530,821
†Gossamer Bio, Inc.	53,000	599,430
†Graphite Bio, Inc.	13,300	165,319
†Greenwich Lifesciences, Inc.	3,500	85,155
†Gritstone bio, Inc.	35,900	461,674
†GT Biopharma, Inc.	15,300	46,665
†Halozyme Therapeutics, Inc.	114,843	4,617,837
†Harpoon Therapeutics, Inc.	15,400	116,270
†Heron Therapeutics, Inc.	78,492	716,632
†Homology Medicines, Inc.	34,600	125,944
†Hookipa Pharma, Inc.	15,600	36,348
†Humanigen, Inc.	38,500	143,220
†iBio, Inc.	185,900	102,059
†Icosavax, Inc.	11,400	260,832
†Ideaya Biosciences, Inc.	27,800	657,192
†IGM Biosciences, Inc.	6,800	199,444
†Imago Biosciences, Inc.	8,100	192,051
†Immuneering Corp. Class A	7,000	113,190
†Immunic, Inc.	15,100	144,507
†ImmunityBio, Inc.	57,900	352,032
†ImmunoGen, Inc.	167,593	1,243,540
†Immunovant, Inc.	33,200	282,864
†Impel Neuropharma, Inc.	4,600	39,698
†Infinity Pharmaceuticals, Inc.	75,100	168,975
†Inhibrx, Inc.	23,600	1,030,612
†Inovio Pharmaceuticals, Inc.	174,800	872,252
†Inozyme Pharma, Inc.	12,578	85,782
†Insmed, Inc.	98,300	2,677,692
†Instil Bio, Inc.	44,300	757,973
†Intellia Therapeutics, Inc.	58,400	6,905,216
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Intercept Pharmaceuticals, Inc.	24,100	$ 392,589
†Invitae Corp.	169,180	2,583,379
†Ironwood Pharmaceuticals, Inc.	122,872	1,432,687
†iTeos Therapeutics, Inc.	17,100	796,176
†IVERIC bio, Inc.	94,900	1,586,728
†Janux Therapeutics, Inc.	11,000	217,030
†Jounce Therapeutics, Inc.	28,300	236,305
†KalVista Pharmaceuticals, Inc.	17,000	224,910
†Karuna Therapeutics, Inc.	18,800	2,462,800
†Karyopharm Therapeutics, Inc.	62,162	399,702
†Keros Therapeutics, Inc.	13,200	772,332
†Kezar Life Sciences, Inc.	28,600	478,192
†Kiniksa Pharmaceuticals Ltd. Class A	24,600	289,542
†Kinnate Biopharma, Inc.	21,800	386,296
†Kodiak Sciences, Inc.	28,315	2,400,546
†Kronos Bio, Inc.	32,900	447,111
†Krystal Biotech, Inc.	15,200	1,063,240
†Kura Oncology, Inc.	53,799	753,186
†Kymera Therapeutics, Inc.	29,000	1,841,210
†Lexicon Pharmaceuticals, Inc.	58,316	229,765
†Ligand Pharmaceuticals, Inc.	12,765	1,971,682
†Lineage Cell Therapeutics, Inc.	106,200	260,190
†Lyell Immunopharma, Inc.	20,300	157,122
†MacroGenics, Inc.	50,800	815,340
†Madrigal Pharmaceuticals, Inc.	9,635	816,470
†Magenta Therapeutics, Inc.	25,747	114,059
†MannKind Corp.	208,800	912,456
†MEI Pharma, Inc.	89,800	239,766
†MeiraGTx Holdings plc	25,292	600,432
†Mersana Therapeutics, Inc.	60,700	377,554
†MiMedx Group, Inc.	94,000	567,760
†Mirum Pharmaceuticals, Inc.	3,500	55,825
†Molecular Templates, Inc.	31,200	122,304
†Monte Rosa Therapeutics, Inc.	9,500	193,990
†Morphic Holding, Inc.	17,600	833,888
†Mustang Bio, Inc.	56,300	93,458
†Myriad Genetics, Inc.	65,500	1,807,800
†Neoleukin Therapeutics, Inc.	29,800	143,636
†NexImmune, Inc.	14,681	67,679
†Nkarta, Inc.	12,000	184,200
†Nurix Therapeutics, Inc.	26,500	767,175
†Nuvalent, Inc. Class A	8,900	169,456
†Ocugen, Inc.	155,900	709,345
†Olema Pharmaceuticals, Inc.	21,300	199,368
†Omega Therapeutics, Inc.	6,000	67,980

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Oncocyte Corp.	51,437	$ 111,618
†Oncorus, Inc.	17,500	92,225
†Oncternal Therapeutics, Inc.	38,000	86,260
†OPKO Health, Inc.	337,500	1,623,375
†Organogenesis Holdings, Inc.	32,300	298,452
†ORIC Pharmaceuticals, Inc.	26,100	383,670
†Outlook Therapeutics, Inc.	72,800	99,008
†Oyster Point Pharma, Inc.	9,000	164,340
†Passage Bio, Inc.	31,700	201,295
†PMV Pharmaceuticals, Inc.	22,200	512,820
†Portage Biotech, Inc.	4,000	42,920
†Poseida Therapeutics, Inc.	24,800	168,888
†Praxis Precision Medicines, Inc.	27,300	537,810
†Precigen, Inc.	80,700	299,397
†Precision BioSciences, Inc.	41,700	308,580
†Prelude Therapeutics, Inc.	9,200	114,540
†Prometheus Biosciences, Inc.	24,900	984,546
†Protagonist Therapeutics, Inc.	37,800	1,292,760
†Prothena Corp. PLC	30,100	1,486,940
†PTC Therapeutics, Inc.	58,724	2,338,977
†Puma Biotechnology, Inc.	28,600	86,944
†Pyxis Oncology, Inc.	7,600	83,372
†Radius Health, Inc.	41,100	284,412
†Rallybio Corp.	5,885	56,143
†RAPT Therapeutics, Inc.	17,900	657,467
†Recursion Pharmaceuticals, Inc. Class A	96,400	1,651,332
†REGENXBIO, Inc.	33,400	1,092,180
†Relay Therapeutics, Inc.	57,300	1,759,683
†Reneo Pharmaceuticals, Inc.	5,600	47,880
†Replimune Group, Inc.	25,176	682,270
†REVOLUTION Medicines, Inc.	50,300	1,266,051
†Rhythm Pharmaceuticals, Inc.	37,488	374,130
†Rigel Pharmaceuticals, Inc.	143,663	380,707
†Rocket Pharmaceuticals, Inc.	34,400	750,952
†Rubius Therapeutics, Inc.	38,900	376,552
†Sana Biotechnology, Inc.	72,900	1,128,492
†Sangamo Therapeutics, Inc.	100,589	754,417
†Scholar Rock Holding Corp.	23,500	583,740
†Selecta Biosciences, Inc.	75,600	246,456
†Sensei Biotherapeutics, Inc.	17,600	102,080
†Sera Prognostics, Inc. Class A	3,600	24,732
†Seres Therapeutics, Inc.	59,100	492,303
†Sesen Bio, Inc.	168,400	137,246
†Shattuck Labs, Inc.	22,600	192,326
†Sigilon Therapeutics, Inc.	11,640	32,126
†Silverback Therapeutics, Inc.	16,600	110,556
†Solid Biosciences, Inc.	49,700	86,975
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Sorrento Therapeutics, Inc.	250,900	$ 1,166,685
†Spectrum Pharmaceuticals, Inc.	131,925	167,545
†Spero Therapeutics, Inc.	20,824	333,392
†SpringWorks Therapeutics, Inc.	24,700	1,530,906
†Spruce Biosciences, Inc.	7,900	35,234
†SQZ Biotechnologies Co.	19,500	174,135
†Stoke Therapeutics, Inc.	16,200	388,638
†Summit Therapeutics, Inc.	21,900	58,911
†Surface Oncology, Inc.	28,600	136,708
†Sutro Biopharma, Inc.	36,700	546,096
†Syndax Pharmaceuticals, Inc.	38,206	836,329
†Syros Pharmaceuticals, Inc.	49,300	160,718
†Talaris Therapeutics, Inc.	17,900	273,691
†Taysha Gene Therapies, Inc.	19,100	222,515
†TCR2 Therapeutics, Inc.	26,000	121,160
†Tenaya Therapeutics, Inc.	11,800	223,610
†TG Therapeutics, Inc.	108,200	2,055,800
†Tonix Pharmaceuticals Holding Corp.	311,200	111,316
†Travere Therapeutics, Inc.	49,300	1,530,272
†Trevena, Inc.	140,100	81,608
†Turning Point Therapeutics, Inc.	38,900	1,855,530
†Twist Bioscience Corp.	39,900	3,087,861
†Tyra Biosciences, Inc.	10,200	143,514
†UroGen Pharma Ltd.	16,800	159,768
†Vanda Pharmaceuticals, Inc.	46,481	729,287
†Vaxart, Inc.	101,100	633,897
†Vaxcyte, Inc.	34,200	813,618
†VBI Vaccines, Inc.	159,300	372,762
†Vera Therapeutics, Inc.	8,100	216,432
†Veracyte, Inc.	57,000	2,348,400
†Verastem, Inc.	146,700	300,735
†Vericel Corp.	39,300	1,544,490
†Verve Therapeutics, Inc.	13,400	494,058
†Viking Therapeutics, Inc.	57,436	264,206
†Vincerx Pharma, Inc.	11,100	113,109
†Vir Biotechnology, Inc.	50,800	2,126,996
†Viracta Therapeutics, Inc.	30,800	112,420
†VistaGen Therapeutics, Inc.	164,800	321,360
†Vor BioPharma, Inc.	15,800	183,596
†Werewolf Therapeutics, Inc.	20,200	240,582
XBiotech, Inc.	12,184	135,608
†Xencor, Inc.	47,800	1,917,736
†Xilio Therapeutics, Inc.	5,800	92,800
†XOMA Corp.	5,100	106,335
†Y-mAbs Therapeutics, Inc.	29,600	479,816
†Zentalis Pharmaceuticals, Inc.	30,300	2,547,018
†ZIOPHARM Oncology, Inc.	179,917	196,109
		210,189,863

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–1.34%
AAON, Inc.	35,417	$ 2,813,172
†American Woodmark Corp.	14,175	924,210
Apogee Enterprises, Inc.	21,447	1,032,673
Caesarstone Ltd.	18,900	214,326
†Cornerstone Building Brands, Inc.	46,291	807,315
CSW Industrials, Inc.	12,600	1,522,836
†Gibraltar Industries, Inc.	27,691	1,846,436
Griffon Corp.	39,431	1,122,995
Insteel Industries, Inc.	15,839	630,551
†JELD-WEN Holding, Inc.	76,700	2,021,812
†Masonite International Corp.	19,588	2,310,405
†PGT Innovations, Inc.	48,395	1,088,403
Quanex Building Products Corp.	27,852	690,172
†Resideo Technologies, Inc.	122,100	3,178,263
Simpson Manufacturing Co., Inc.	36,789	5,116,246
UFP Industries, Inc.	50,910	4,684,229
†View, Inc.	110,600	432,446
Zurn Water Solutions Corp.	102,464	3,729,690
		34,166,180
Capital Markets–1.61%
Artisan Partners Asset Management, Inc. Class A	49,600	2,362,944
†AssetMark Financial Holdings, Inc.	15,000	393,150
Associated Capital Group, Inc. Class A	1,451	62,393
B Riley Financial, Inc.	17,123	1,521,550
BGC Partners, Inc. Class A	256,700	1,193,655
†Blucora, Inc.	40,568	702,638
Brightsphere Investment Group, Inc.	47,217	1,208,755
Cohen & Steers, Inc.	20,969	1,939,842
Cowen, Inc. Class A	21,008	758,389
Diamond Hill Investment Group, Inc.	2,532	491,790
†Donnelley Financial Solutions, Inc.	24,900	1,173,786
Federated Hermes, Inc.	76,900	2,889,902
†Focus Financial Partners, Inc. Class A	50,300	3,003,916
GAMCO Investors, Inc. Class A	4,495	112,285
GCM Grosvenor, Inc. Class A	36,500	383,250
Greenhill & Co., Inc.	12,290	220,360
Hamilton Lane, Inc. Class A	28,700	2,973,894
Houlihan Lokey, Inc.	43,164	4,468,337
Moelis & Co. Class A	51,700	3,231,767
†Open Lending Corp. Class A	88,000	1,978,240
Oppenheimer Holdings, Inc. Class A	7,802	361,779
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Piper Sandler Cos.	14,768	$ 2,636,235
PJT Partners, Inc. Class A	20,300	1,504,027
Pzena Investment Management, Inc. Class A	14,259	135,033
Sculptor Capital Management, Inc.	18,300	390,705
StepStone Group, Inc. Class A	34,200	1,421,694
†StoneX Group, Inc.	14,124	865,095
Value Line, Inc.	900	42,138
Virtus Investment Partners, Inc.	6,232	1,851,527
WisdomTree Investments, Inc.	114,208	698,953
		40,978,029
Chemicals–1.96%
AdvanSix, Inc.	22,900	1,082,025
American Vanguard Corp.	24,995	409,668
†Amyris, Inc.	146,800	794,188
Avient Corp.	76,971	4,306,528
Balchem Corp.	27,209	4,587,437
Cabot Corp.	47,400	2,663,880
Chase Corp.	6,239	621,155
†Danimer Scientific, Inc.	75,900	646,668
Ecovyst, Inc.	42,600	436,224
†Ferro Corp.	69,087	1,508,169
FutureFuel Corp.	22,108	168,905
†GCP Applied Technologies, Inc.	41,500	1,313,890
Hawkins, Inc.	16,218	639,800
HB Fuller Co.	44,009	3,564,729
†Ingevity Corp.	33,553	2,405,750
Innospec, Inc.	20,604	1,861,365
†Intrepid Potash, Inc.	8,500	363,205
†Koppers Holdings, Inc.	17,560	549,628
†Kraton Corp.	26,541	1,229,379
Kronos Worldwide, Inc.	18,889	283,524
†Livent Corp.	136,900	3,337,622
†Marrone Bio Innovations, Inc.	88,000	63,378
Minerals Technologies, Inc.	28,364	2,074,827
†Orion Engineered Carbons SA	51,295	941,776
†PureCycle Technologies, Inc.	44,700	427,779
Quaker Chemical Corp.	11,413	2,633,892
†Rayonier Advanced Materials, Inc.	52,000	296,920
Sensient Technologies Corp.	35,695	3,571,642
Stepan Co.	18,170	2,258,349
Tredegar Corp.	22,530	266,305
Trinseo PLC	32,900	1,725,934
Tronox Holdings PLC Class A	96,800	2,326,104
Valhi, Inc.	2,100	60,375

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Zymergen, Inc.	65,300	$ 436,857
		49,857,877
Commercial Services & Supplies–1.70%
ABM Industries, Inc.	56,823	2,321,220
ACCO Brands Corp.	78,724	650,260
†Aris Water Solution, Inc. Class A	16,300	211,085
Brady Corp. Class A	39,737	2,141,824
†BrightView Holdings, Inc.	34,500	485,760
Brink's Co.	39,660	2,600,506
†Casella Waste Systems, Inc. Class A	41,534	3,547,834
†CECO Environmental Corp.	26,764	166,740
†Cimpress PLC	14,334	1,026,458
CompX International, Inc.	1,538	34,559
†CoreCivic, Inc.	101,400	1,010,958
Deluxe Corp.	35,640	1,144,400
Ennis, Inc.	21,562	421,106
†Harsco Corp.	66,100	1,104,531
Healthcare Services Group, Inc.	63,481	1,129,327
†Heritage-Crystal Clean, Inc.	13,254	424,393
HNI Corp.	36,875	1,550,594
Interface, Inc.	49,121	783,480
†KAR Auction Services, Inc.	100,300	1,566,686
Kimball International, Inc. Class B	30,902	316,127
Matthews International Corp. Class A	26,210	961,121
MillerKnoll, Inc.	62,805	2,461,328
†Montrose Environmental Group, Inc.	21,900	1,544,169
NL Industries, Inc.	7,236	53,546
Pitney Bowes, Inc.	148,700	985,881
†RR Donnelley & Sons Co.	60,000	675,600
†SP Plus Corp.	19,497	550,205
Steelcase, Inc. Class A	74,898	877,805
†Team, Inc.	23,897	26,048
Tetra Tech, Inc.	44,891	7,622,492
†U.S. Ecology, Inc.	26,696	852,670
UniFirst Corp.	12,767	2,686,177
†Viad Corp.	17,013	727,986
VSE Corp.	8,966	546,388
		43,209,264
Communications Equipment–0.79%
ADTRAN, Inc.	40,848	932,560
†Aviat Networks, Inc.	8,100	259,848
†CalAmp Corp.	29,472	208,072
†Calix, Inc.	46,531	3,721,084
†Cambium Networks Corp.	9,000	230,670
†Casa Systems, Inc.	25,968	147,239
†Clearfield, Inc.	9,600	810,432
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
Comtech Telecommunications Corp.	21,675	$ 513,481
†Digi International, Inc.	28,443	698,845
†DZS, Inc.	14,500	235,190
†EMCORE Corp.	31,300	218,474
†Extreme Networks, Inc.	104,445	1,639,786
†Harmonic, Inc.	74,888	880,683
†Infinera Corp.	152,723	1,464,614
†Inseego Corp.	71,300	415,679
†KVH Industries, Inc.	13,275	121,997
†NETGEAR, Inc.	25,534	745,848
†NetScout Systems, Inc.	59,156	1,956,880
†Plantronics, Inc.	35,651	1,046,000
†Ribbon Communications, Inc.	59,202	358,172
†Viavi Solutions, Inc.	193,100	3,402,422
		20,007,976
Construction & Engineering–1.56%
†Ameresco, Inc. Class A	26,121	2,127,294
†API Group Corp.	167,300	4,311,321
Arcosa, Inc.	41,000	2,160,700
Argan, Inc.	12,624	488,423
Comfort Systems USA, Inc.	30,136	2,981,656
†Concrete Pumping Holdings, Inc.	22,000	180,400
†Construction Partners, Inc. Class A	24,600	723,486
†Dycom Industries, Inc.	24,229	2,271,711
EMCOR Group, Inc.	44,296	5,642,868
†Fluor Corp.	120,000	2,972,400
Granite Construction, Inc.	38,779	1,500,747
†Great Lakes Dredge & Dock Corp.	54,334	854,131
†IES Holdings, Inc.	7,200	364,608
†Infrastructure & Energy Alternatives, Inc.	23,300	214,360
†INNOVATE Corp.	40,433	149,602
†Matrix Service Co.	22,407	168,501
†MYR Group, Inc.	13,894	1,535,982
†Northwest Pipe Co.	8,348	265,466
†NV5 Global, Inc.	11,100	1,533,132
Primoris Services Corp.	45,038	1,080,011
†Sterling Construction Co., Inc.	23,400	615,420
†Tutor Perini Corp.	35,006	433,024
†WillScot Mobile Mini Holdings Corp.	176,698	7,216,346
		39,791,589
Construction Materials–0.19%
†Forterra, Inc.	24,900	592,122
†Summit Materials, Inc. Class A	100,516	4,034,712

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials (continued)
U.S. Lime & Minerals, Inc.	1,787	$ 230,559
		4,857,393
Consumer Finance–0.83%
†Atlanticus Holdings Corp.	4,515	322,010
Curo Group Holdings Corp.	18,000	288,180
†Encore Capital Group, Inc.	23,763	1,475,920
†Enova International, Inc.	30,623	1,254,318
†EZCORP, Inc. Class A	41,619	306,732
FirstCash Holdings, Inc.	33,524	2,507,930
†Green Dot Corp. Class A	45,102	1,634,496
†LendingClub Corp.	82,660	1,998,719
†LendingTree, Inc.	9,800	1,201,480
Navient Corp.	130,700	2,773,454
Nelnet, Inc. Class A	14,438	1,410,304
†Oportun Financial Corp.	17,500	354,375
†PRA Group, Inc.	35,423	1,778,589
†PROG Holdings, Inc.	56,005	2,526,386
Regional Management Corp.	6,743	387,453
†World Acceptance Corp.	3,701	908,336
		21,128,682
Containers & Packaging–0.29%
Greif, Inc. Class A	26,817	1,615,982
Myers Industries, Inc.	30,497	610,245
†O-I Glass, Inc.	133,500	1,606,005
Pactiv Evergreen, Inc.	36,500	462,820
†Ranpak Holdings Corp.	31,800	1,195,044
†TriMas Corp.	36,525	1,351,425
†UFP Technologies, Inc.	5,900	414,534
		7,256,055
Distributors–0.02%
†Funko, Inc. Class A	22,400	421,120
†Greenlane Holdings, Inc. Class A	13,573	13,086
		434,206
Diversified Consumer Services–0.63%
†2U, Inc.	60,600	1,216,242
†Adtalem Global Education, Inc.	41,917	1,239,067
†American Public Education, Inc.	15,560	346,210
Carriage Services, Inc.	12,235	788,423
†Coursera, Inc.	61,100	1,493,284
†European Wax Center, Inc. Class A	10,600	321,710
Graham Holdings Co. Class B	3,100	1,952,473
†Houghton Mifflin Harcourt Co.	107,400	1,729,140
†Laureate Education, Inc. Class A	83,800	1,025,712
†OneSpaWorld Holdings Ltd.	44,700	447,894
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Perdoceo Education Corp.	59,368	$ 698,168
†PowerSchool Holdings, Inc. Class A	45,100	742,797
†Regis Corp.	35,546	61,850
†StoneMor, Inc.	26,900	61,332
Strategic Education, Inc.	20,635	1,193,528
†Stride, Inc.	34,100	1,136,553
†Udemy, Inc.	11,000	214,940
†Vivint Smart Home, Inc.	77,600	758,928
†WW International, Inc.	44,700	721,011
		16,149,262
Diversified Financial Services–0.15%
Alerus Financial Corp.	12,900	377,712
A-Mark Precious Metals, Inc.	7,300	446,030
Banco Latinoamericano de Comercio Exterior SA	25,858	429,243
†Cannae Holdings, Inc.	71,800	2,523,770
Marlin Business Services Corp.	6,541	152,274
		3,929,029
Diversified Telecommunication Services–0.59%
†Anterix, Inc.	9,800	575,848
ATN International, Inc.	9,292	371,215
†Bandwidth, Inc. Class A	19,600	1,406,496
Cogent Communications Holdings, Inc.	36,004	2,634,773
†Consolidated Communications Holdings, Inc.	62,155	464,919
†EchoStar Corp. Class A	29,800	785,230
†Globalstar, Inc.	512,700	594,732
†IDT Corp. Class B	16,900	746,304
†Iridium Communications, Inc.	99,750	4,118,678
†Liberty Latin America Ltd. Class A	165,571	1,896,094
†Ooma, Inc.	17,894	365,753
†Radius Global Infrastructure, Inc. Class A	50,000	805,000
†Telesat Corp.	10,861	311,385
		15,076,427
Electric Utilities–0.60%
ALLETE, Inc.	44,373	2,944,148
MGE Energy, Inc.	30,815	2,534,534
Otter Tail Corp.	34,881	2,491,201
PNM Resources, Inc.	72,136	3,290,123
Portland General Electric Co.	74,600	3,947,832
Via Renewables, Inc.	10,700	122,301
		15,330,139

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–1.05%
†Advent Technologies Holdings, Inc.	13,900	$ 97,439
Allied Motion Technologies, Inc.	9,900	361,251
†American Superconductor Corp.	23,500	255,680
†Array Technologies, Inc.	107,800	1,691,382
†Atkore, Inc.	38,900	4,325,291
AZZ, Inc.	21,027	1,162,583
†Babcock & Wilcox Enterprises, Inc.	47,100	424,842
†Beam Global	7,500	139,500
†Blink Charging Co.	30,800	816,508
†Bloom Energy Corp. Class A	118,200	2,592,126
Encore Wire Corp.	16,226	2,321,941
EnerSys	36,222	2,863,711
†Eos Energy Enterprises, Inc.	35,900	269,968
†FTC Solar, Inc.	16,400	123,984
†FuelCell Energy, Inc.	307,400	1,598,480
GrafTech International Ltd.	171,900	2,033,577
Powell Industries, Inc.	6,908	203,717
Preformed Line Products Co.	2,486	160,844
†Romeo Power, Inc.	106,700	389,455
†Stem, Inc.	94,200	1,786,974
†Thermon Group Holdings, Inc.	27,660	468,284
†TPI Composites, Inc.	30,700	459,272
†Vicor Corp.	17,871	2,269,259
		26,816,068
Electronic Equipment, Instruments & Components–2.32%
†908 Devices, Inc.	14,100	364,767
Advanced Energy Industries, Inc.	31,179	2,839,160
†Aeva Technologies, Inc.	85,000	642,600
†Akoustis Technologies, Inc.	35,300	235,804
†Arlo Technologies, Inc.	70,815	742,849
Badger Meter, Inc.	24,622	2,623,720
Belden, Inc.	37,342	2,454,490
Benchmark Electronics, Inc.	30,066	814,789
CTS Corp.	27,111	995,516
†Daktronics, Inc.	31,661	159,888
†ePlus, Inc.	22,516	1,213,162
†Fabrinet	31,256	3,702,898
†FARO Technologies, Inc.	15,299	1,071,236
†Identiv, Inc.	17,700	498,078
†II-VI, Inc.	88,228	6,028,619
†Insight Enterprises, Inc.	29,103	3,102,380
†Iteris, Inc.	36,286	145,144
†Itron, Inc.	38,200	2,617,464
†Kimball Electronics, Inc.	20,475	445,536
†Knowles Corp.	74,906	1,749,055
†Luna Innovations, Inc.	25,800	217,752
Methode Electronics, Inc.	32,266	1,586,519
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†MicroVision, Inc.	138,700	$ 694,887
†Napco Security Technologies, Inc.	11,800	589,764
†nLight, Inc.	36,000	862,200
†Novanta, Inc.	29,763	5,248,110
†OSI Systems, Inc.	14,368	1,339,098
†Ouster, Inc.	127,300	661,960
†PAR Technology Corp.	20,600	1,087,062
PC Connection, Inc.	9,324	402,144
†Plexus Corp.	23,663	2,269,045
†Rogers Corp.	15,752	4,300,296
†Sanmina Corp.	54,095	2,242,779
†ScanSource, Inc.	21,237	744,994
†TTM Technologies, Inc.	89,650	1,335,785
†Velodyne Lidar, Inc.	64,300	298,352
Vishay Intertechnology, Inc.	112,121	2,452,086
†Vishay Precision Group, Inc.	10,572	392,433
		59,172,421
Energy Equipment & Services–0.77%
Archrock, Inc.	114,702	857,971
†Aspen Aerogels, Inc.	18,700	931,073
†Bristow Group, Inc.	19,973	632,545
Cactus, Inc. Class A	46,100	1,757,793
†ChampionX Corp.	171,800	3,472,078
†DMC Global, Inc.	15,688	621,402
†Dril-Quip, Inc.	29,500	580,560
†Expro Group Holdings NV	36,466	523,287
†FTS International, Inc. Class A	7,600	199,500
†Helix Energy Solutions Group, Inc.	120,956	377,383
Helmerich & Payne, Inc.	89,100	2,111,670
†Liberty Oilfield Services, Inc. Class A	76,500	742,050
†Nabors Industries Ltd.	6,014	487,675
†National Energy Services Reunited Corp.	32,300	305,235
†Newpark Resources, Inc.	76,141	223,854
†NexTier Oilfield Solutions, Inc.	146,763	521,009
†Oceaneering International, Inc.	84,100	951,171
†Oil States International, Inc.	51,100	253,967
Patterson-UTI Energy, Inc.	157,800	1,333,410
†ProPetro Holding Corp.	72,100	584,010
†RPC, Inc.	57,900	262,866
†Select Energy Services, Inc. Class A	51,900	323,337
Solaris Oilfield Infrastructure, Inc. Class A	26,600	174,230
†TETRA Technologies, Inc.	103,600	294,224
†Tidewater, Inc.	34,411	368,542

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†U.S. Silica Holdings, Inc.	62,083	$ 583,580
		19,474,422
Entertainment–0.78%
†AMC Entertainment Holdings, Inc. Class A	433,690	11,796,368
†Chicken Soup For The Soul Entertainment, Inc.	6,200	85,808
†Cinemark Holdings, Inc.	91,500	1,474,980
†CuriosityStream, Inc.	22,100	131,053
†Eros STX Global Corp.	272,700	65,366
†IMAX Corp.	42,300	754,632
†Liberty Media Corp.-Liberty Braves	10,100	290,375
†Liberty Media Corp-Liberty Braves	29,300	823,330
†Lions Gate Entertainment Corp.	148,900	2,353,696
†LiveOne, Inc.	45,800	58,624
†Madison Square Garden Entertainment Corp.	22,072	1,552,545
†Marcus Corp.	19,434	347,091
		19,733,868
Equity Real Estate Investment Trusts–6.53%
Acadia Realty Trust	73,415	1,602,649
Agree Realty Corp.	57,366	4,093,638
†Alexander & Baldwin, Inc.	61,308	1,538,218
Alexander's, Inc.	1,776	462,293
American Assets Trust, Inc.	42,173	1,582,753
American Finance Trust, Inc.	99,700	910,261
†Apartment Investment & Management Co. Class A	126,400	975,808
Apple Hospitality REIT, Inc.	180,800	2,919,920
Armada Hoffler Properties, Inc.	50,700	771,654
†Ashford Hospitality Trust, Inc.	14,840	142,464
†Braemar Hotels & Resorts, Inc.	42,500	216,750
Brandywine Realty Trust	143,500	1,925,770
Broadstone Net Lease, Inc.	130,700	3,243,974
BRT Apartments Corp.	9,600	230,304
CareTrust REIT, Inc.	81,671	1,864,549
CatchMark Timber Trust, Inc. Class A	41,800	364,078
Centerspace	11,846	1,313,721
†Chatham Lodging Trust	40,431	554,713
City Office REIT, Inc.	36,400	717,808
Clipper Realty, Inc.	11,000	109,340
Community Healthcare Trust, Inc.	20,000	945,400
†CorePoint Lodging, Inc.	33,350	523,595
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Corporate Office Properties Trust	95,600	$ 2,673,932
CTO Realty Growth, Inc.	4,914	301,818
†DiamondRock Hospitality Co.	177,074	1,701,681
†DigitalBridge Group, Inc.	409,700	3,412,801
Diversified Healthcare Trust	200,000	618,000
Easterly Government Properties, Inc.	71,300	1,634,196
EastGroup Properties, Inc.	33,688	7,675,811
Empire State Realty Trust, Inc. Class A	121,100	1,077,790
†Equity Commonwealth	98,600	2,553,740
Essential Properties Realty Trust, Inc.	99,935	2,881,126
Farmland Partners, Inc.	24,300	290,385
Four Corners Property Trust, Inc.	64,200	1,888,122
Franklin Street Properties Corp.	87,127	518,406
†GEO Group, Inc.	99,826	773,652
Getty Realty Corp.	33,564	1,077,069
Gladstone Commercial Corp.	30,805	793,845
Gladstone Land Corp.	24,700	833,872
Global Medical REIT, Inc.	49,800	883,950
Global Net Lease, Inc.	85,054	1,299,625
Healthcare Realty Trust, Inc.	122,784	3,884,886
†Hersha Hospitality Trust	27,541	252,551
Independence Realty Trust, Inc.	89,156	2,302,900
Indus Realty Trust, Inc.	3,686	298,787
Industrial Logistics Properties Trust	54,689	1,369,959
Innovative Industrial Properties, Inc.	20,100	5,284,491
iStar, Inc.	54,670	1,412,126
Kite Realty Group Trust	183,569	3,998,133
LTC Properties, Inc.	32,973	1,125,698
LXP Industrial Trust	231,486	3,615,811
Macerich Co.	180,500	3,119,040
Monmouth Real Estate Investment Corp.	80,489	1,691,074
National Health Investors, Inc.	36,934	2,122,597
National Storage Affiliates Trust	68,650	4,750,580
NETSTREIT Corp.	33,800	774,020
NexPoint Residential Trust, Inc.	18,800	1,576,004
Office Properties Income Trust	40,240	999,562
One Liberty Properties, Inc.	13,707	483,583
Outfront Media, Inc.	122,900	3,296,178
Paramount Group, Inc.	157,100	1,310,214
Pebblebrook Hotel Trust	109,760	2,455,331

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Phillips Edison & Co., Inc.	15,800	$ 522,032
Physicians Realty Trust	181,900	3,425,177
Piedmont Office Realty Trust, Inc. Class A	104,700	1,924,386
Plymouth Industrial REIT, Inc.	25,300	809,600
Postal Realty Trust, Inc.	10,300	203,940
PotlatchDeltic Corp.	55,906	3,366,659
Preferred Apartment Communities, Inc.	43,400	783,804
PS Business Parks, Inc.	16,962	3,123,892
Retail Opportunity Investments Corp.	100,267	1,965,233
Retail Value, Inc.	15,272	98,046
RLJ Lodging Trust	139,555	1,944,001
RPT Realty	68,505	916,597
†Ryman Hospitality Properties, Inc.	45,406	4,175,536
Sabra Health Care REIT, Inc.	186,077	2,519,483
Safehold, Inc.	17,400	1,389,390
Saul Centers, Inc.	10,066	533,699
†Seritage Growth Properties Class A	31,800	421,986
Service Properties Trust	138,700	1,219,173
SITE Centers Corp.	146,700	2,322,261
STAG Industrial, Inc.	147,934	7,094,915
†Summit Hotel Properties, Inc.	87,873	857,640
†Sunstone Hotel Investors, Inc.	183,792	2,155,880
Tanger Factory Outlet Centers, Inc.	86,500	1,667,720
Terreno Realty Corp.	61,234	5,222,648
UMH Properties, Inc.	35,267	963,847
Uniti Group, Inc.	165,600	2,320,056
Universal Health Realty Income Trust	10,873	646,617
Urban Edge Properties	97,900	1,860,100
Urstadt Biddle Properties, Inc. Class A	24,217	515,822
†Veris Residential, Inc.	74,200	1,363,796
Washington Real Estate Investment Trust	71,475	1,847,629
Whitestone REIT	34,971	354,256
†Xenia Hotels & Resorts, Inc.	96,304	1,744,065
		166,302,892
Food & Staples Retailing–1.01%
Andersons, Inc.	26,563	1,028,254
†BJ's Wholesale Club Holdings, Inc.	114,100	7,641,277
†Chefs' Warehouse, Inc.	26,635	886,946
†HF Foods Group, Inc.	29,500	249,570
Ingles Markets, Inc. Class A	11,831	1,021,489
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
†MedAvail Holdings, Inc.	8,400	$ 11,760
Natural Grocers by Vitamin Cottage, Inc.	8,289	118,118
†Performance Food Group Co.	126,022	5,783,150
PriceSmart, Inc.	19,732	1,443,790
†Rite Aid Corp.	46,705	686,096
SpartanNash Co.	30,458	784,598
†Sprouts Farmers Market, Inc.	93,100	2,763,208
†United Natural Foods, Inc.	47,099	2,311,619
Village Super Market, Inc. Class A	7,213	168,712
Weis Markets, Inc.	14,000	922,320
		25,820,907
Food Products–0.96%
†AppHarvest, Inc.	59,100	229,899
B&G Foods, Inc.	54,214	1,665,996
Calavo Growers, Inc.	14,254	604,370
†Cal-Maine Foods, Inc.	34,230	1,266,168
Fresh Del Monte Produce, Inc.	28,156	777,106
†Hostess Brands, Inc.	110,700	2,260,494
J & J Snack Foods Corp.	12,387	1,956,650
John B Sanfilippo & Son, Inc.	7,502	676,380
†Laird Superfood, Inc.	5,000	65,200
Lancaster Colony Corp.	16,054	2,658,542
†Landec Corp.	22,406	248,707
Limoneira Co.	13,500	202,500
†Mission Produce, Inc.	31,400	492,980
Sanderson Farms, Inc.	17,190	3,284,665
†Seneca Foods Corp. Class A	5,288	253,560
†Simply Good Foods Co.	71,900	2,988,883
†Sovos Brands, Inc.	19,200	288,960
†Tattooed Chef, Inc.	40,200	624,708
Tootsie Roll Industries, Inc.	13,340	483,308
†TreeHouse Foods, Inc.	44,100	1,787,373
Utz Brands, Inc.	48,400	771,980
†Vita Coco Co., Inc.	7,700	86,009
†Vital Farms, Inc.	20,700	373,842
†Whole Earth Brands, Inc.	31,600	339,384
		24,387,664
Gas Utilities–0.87%
Brookfield Infrastructure Corp. Class A	51,900	3,542,694
Chesapeake Utilities Corp.	14,765	2,152,885
New Jersey Resources Corp.	79,997	3,284,677
Northwest Natural Holding Co.	26,319	1,283,841
ONE Gas, Inc.	43,646	3,386,493
South Jersey Industries, Inc.	87,604	2,288,216
†Southwest Gas Holdings, Inc.	50,222	3,518,051
Spire, Inc.	41,820	2,727,500
		22,184,357

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–3.17%
†Accelerate Diagnostics, Inc.	28,621	$ 149,402
†Accuray, Inc.	78,718	375,485
†Acutus Medical, Inc.	14,400	49,104
†Alphatec Holdings, Inc.	59,000	674,370
†AngioDynamics, Inc.	31,292	863,033
†Apyx Medical Corp.	26,500	339,730
†Asensus Surgical, Inc.	198,400	220,224
†Aspira Women's Health, Inc.	63,000	111,510
†AtriCure, Inc.	37,803	2,628,443
Atrion Corp.	1,167	822,618
†Avanos Medical, Inc.	40,600	1,407,602
†Axogen, Inc.	32,400	303,588
†Axonics, Inc.	38,800	2,172,800
†BioLife Solutions, Inc.	8,400	313,068
†Bioventus, Inc. Class A	23,956	347,122
†Butterfly Network, Inc.	102,300	684,387
†Cardiovascular Systems, Inc.	33,282	625,036
†Cerus Corp.	142,283	968,947
†ClearPoint Neuro, Inc.	16,100	180,642
CONMED Corp.	24,522	3,476,239
†CryoLife, Inc.	32,210	655,473
†CryoPort, Inc.	34,200	2,023,614
†Cue Health, Inc.	12,200	163,602
†Cutera, Inc.	14,900	615,668
†CVRx, Inc.	7,000	85,610
†CytoSorbents Corp.	34,700	145,393
†DarioHealth Corp.	11,500	149,155
†Eargo, Inc.	24,300	123,930
†Glaukos Corp.	37,945	1,686,276
†Haemonetics Corp.	42,600	2,259,504
†Heska Corp.	8,300	1,514,667
†Inari Medical, Inc.	28,900	2,637,703
†Inogen, Inc.	16,590	564,060
†Integer Holdings Corp.	27,725	2,372,983
†Intersect ENT, Inc.	28,200	770,142
†Invacare Corp.	28,839	78,442
†iRadimed Corp.	5,200	240,292
†iRhythm Technologies, Inc.	24,950	2,936,365
†Lantheus Holdings, Inc.	56,906	1,644,014
LeMaitre Vascular, Inc.	15,698	788,511
†LivaNova PLC	45,096	3,942,743
†Lucid Diagnostics, Inc.	2,000	10,740
†Meridian Bioscience, Inc.	36,075	735,930
†Merit Medical Systems, Inc.	43,241	2,693,914
Mesa Laboratories, Inc.	4,230	1,387,821
†Natus Medical, Inc.	28,563	677,800
†Neogen Corp.	90,850	4,125,498
†Neuronetics, Inc.	21,400	95,444
†NeuroPace, Inc.	5,700	57,456
†Nevro Corp.	29,200	2,367,244
†NuVasive, Inc.	43,837	2,300,566
†OraSure Technologies, Inc.	60,806	528,404
†Ortho Clinical Diagnostics Holdings PLC	100,900	2,158,251
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Orthofix Medical, Inc.	16,003	$ 497,533
†OrthoPediatrics Corp.	11,705	700,661
†Outset Medical, Inc.	39,200	1,806,728
†Paragon 28, Inc.	6,200	109,678
†PAVmed, Inc.	61,600	151,536
†PROCEPT BioRobotics Corp.	6,100	152,561
†Pulmonx Corp.	22,000	705,540
†Pulse Biosciences, Inc.	11,823	175,099
†Quotient Ltd.	66,800	173,012
†Retractable Technologies, Inc.	14,400	99,792
†RxSight, Inc.	7,200	81,000
†SeaSpine Holdings Corp.	26,940	366,923
†Senseonics Holdings, Inc.	365,000	974,550
†Shockwave Medical, Inc.	28,500	5,082,405
†SI-BONE, Inc.	27,400	608,554
†Sientra, Inc.	48,900	179,463
†Sight Sciences, Inc.	9,600	168,672
†Silk Road Medical, Inc.	28,700	1,222,907
†STAAR Surgical Co.	40,099	3,661,039
†Stereotaxis, Inc.	41,555	257,641
†Surmodics, Inc.	11,565	556,855
†Tactile Systems Technology, Inc.	16,300	310,189
†Talis Biomedical Corp.	12,060	48,361
†TransMedics Group, Inc.	22,000	421,520
†Treace Medical Concepts, Inc.	24,100	449,224
†Utah Medical Products, Inc.	2,915	291,500
†Vapotherm, Inc.	19,400	401,774
†Varex Imaging Corp.	32,400	1,022,220
†ViewRay, Inc.	117,400	646,874
†Zynex, Inc.	16,600	165,502
		80,739,878
Health Care Providers & Services–2.89%
†1Life Healthcare, Inc.	98,500	1,730,645
†Accolade, Inc.	42,600	1,122,936
†AdaptHealth Corp.	60,500	1,479,830
†Addus HomeCare Corp.	13,000	1,215,630
†Agiliti, Inc.	19,700	456,252
†AirSculpt Technologies, Inc.	4,200	72,198
†Alignment Healthcare, Inc.	64,800	911,088
†AMN Healthcare Services, Inc.	39,774	4,865,553
†Apollo Medical Holdings, Inc.	31,800	2,336,664
†Apria, Inc.	15,300	498,780
†Aveanna Healthcare Holdings, Inc.	33,100	244,940
†Biodesix, Inc.	10,000	52,900
†Brookdale Senior Living, Inc.	156,800	809,088
†Castle Biosciences, Inc.	18,000	771,660
†Community Health Systems, Inc.	105,000	1,397,550

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†CorVel Corp.	7,486	$ 1,557,088
†Covetrus, Inc.	87,300	1,743,381
†Cross Country Healthcare, Inc.	30,517	847,152
Ensign Group, Inc.	44,333	3,722,199
†Fulgent Genetics, Inc.	17,500	1,760,325
†Hanger, Inc.	31,900	578,347
†HealthEquity, Inc.	69,130	3,058,311
†InfuSystem Holdings, Inc.	15,100	257,153
†Innovage Holding Corp.	15,700	78,500
†Joint Corp.	11,700	768,573
†LHC Group, Inc.	25,804	3,541,083
†LifeStance Health Group, Inc.	39,300	374,136
†Magellan Health, Inc.	20,095	1,908,824
†MEDNAX, Inc.	64,300	1,749,603
†ModivCare, Inc.	10,533	1,561,939
National HealthCare Corp.	10,575	718,466
National Research Corp.	11,837	491,472
†Ontrak, Inc.	7,300	45,917
†Option Care Health, Inc.	133,207	3,788,407
Owens & Minor, Inc.	61,254	2,664,549
Patterson Cos., Inc.	72,300	2,122,005
†Pennant Group, Inc.	21,766	502,359
†PetIQ, Inc.	22,600	513,246
†Privia Health Group, Inc.	12,600	325,962
†Progyny, Inc.	53,700	2,703,795
†R1 RCM, Inc.	100,564	2,563,376
†RadNet, Inc.	38,500	1,159,235
Select Medical Holdings Corp.	93,267	2,742,050
†Sharps Compliance Corp.	11,100	79,143
†SOC Telemed, Inc.	50,000	64,000
†Surgery Partners, Inc.	27,800	1,484,798
†Tenet Healthcare Corp.	88,392	7,220,743
†Tivity Health, Inc.	37,128	981,664
†Triple-S Management Corp.	19,159	683,593
U.S. Physical Therapy, Inc.	10,749	1,027,067
†Viemed Healthcare, Inc.	30,400	158,688
		73,512,863
Health Care Technology–1.12%
†Allscripts Healthcare Solutions, Inc.	99,600	1,837,620
†American Well Corp. Class A	154,900	935,596
†Castlight Health, Inc. Class B	102,700	158,158
†Computer Programs & Systems, Inc.	12,049	353,036
†Convey Health Solutions Holdings, Inc.	11,600	96,976
†Evolent Health, Inc. Class A	66,100	1,828,987
†Forian, Inc.	15,500	139,810
†Health Catalyst, Inc.	43,000	1,703,660
†HealthStream, Inc.	21,545	567,926
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†iCAD, Inc.	18,000	$ 129,600
†Inspire Medical Systems, Inc.	22,700	5,222,362
†Multiplan Corp.	317,500	1,406,525
†NantHealth, Inc.	21,500	22,682
†NextGen Healthcare, Inc.	47,428	843,744
†Omnicell, Inc.	36,625	6,608,615
†OptimizeRx Corp.	14,500	900,595
†Phreesia, Inc.	41,300	1,720,558
†Schrodinger, Inc.	38,300	1,333,989
Simulations Plus, Inc.	12,900	610,170
†Tabula Rasa HealthCare, Inc.	19,100	286,500
†Vocera Communications, Inc.	29,140	1,889,438
		28,596,547
Hotels, Restaurants & Leisure–2.34%
†Accel Entertainment, Inc. Class A	47,700	621,054
†Bally's Corp.	27,573	1,049,428
†Biglari Holdings, Inc.	665	94,809
†BJ's Restaurants, Inc.	19,159	661,944
†Bloomin' Brands, Inc.	74,952	1,572,493
†Bluegreen Vacations Holding Corp.	12,782	448,648
†Brinker International, Inc.	38,400	1,405,056
Carrols Restaurant Group, Inc.	28,565	84,552
†Century Casinos, Inc.	23,100	281,358
†Cheesecake Factory, Inc.	38,974	1,525,832
†Chuy's Holdings, Inc.	16,832	506,980
Cracker Barrel Old Country Store, Inc.	19,962	2,567,912
†Dave & Buster's Entertainment, Inc.	36,600	1,405,440
Del Taco Restaurants, Inc.	25,100	312,495
†Denny's Corp.	53,156	850,496
Dine Brands Global, Inc.	13,832	1,048,604
†Drive Shack, Inc.	67,100	95,953
†El Pollo Loco Holdings, Inc.	16,100	228,459
†Esports Technologies, Inc.	9,200	189,152
†Everi Holdings, Inc.	72,200	1,541,470
†F45 Training Holdings, Inc.	17,600	191,664
†Fiesta Restaurant Group, Inc.	15,057	165,778
†First Watch Restaurant Group, Inc.	9,200	154,192
†Full House Resorts, Inc.	27,800	336,658
†GAN Ltd.	33,900	311,541
†Golden Entertainment, Inc.	14,500	732,685
†Golden Nugget Online Gaming, Inc.	33,800	336,310
†Hall of Fame Resort & Entertainment Co.	46,900	71,288
†Hilton Grand Vacations, Inc.	72,200	3,762,342

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†International Game Technology PLC	84,400	$ 2,440,004
Jack in the Box, Inc.	18,415	1,610,944
Krispy Kreme, Inc.	18,600	351,912
†Kura Sushi USA, Inc. Class A	3,400	274,856
†Life Time Group Holdings, Inc.	30,500	524,905
†Lindblad Expeditions Holdings, Inc.	25,400	396,240
†Monarch Casino & Resort, Inc.	10,984	812,267
Nathan's Famous, Inc.	2,502	146,092
†NEOGAMES SA	7,600	211,128
†Noodles & Co.	34,500	312,915
†ONE Group Hospitality, Inc.	17,000	214,370
Papa John's International, Inc.	27,922	3,726,749
†PlayAGS, Inc.	23,500	159,565
†Portillo's, Inc. Class A	19,400	728,276
RCI Hospitality Holdings, Inc.	7,100	552,948
†Red Robin Gourmet Burgers, Inc.	12,822	211,948
†Red Rock Resorts, Inc. Class A	49,200	2,706,492
†Rush Street Interactive, Inc.	45,500	750,750
†Ruth's Hospitality Group, Inc.	28,566	568,463
†Scientific Games Corp. Class A	81,252	5,430,071
†SeaWorld Entertainment, Inc.	43,462	2,818,945
†Shake Shack, Inc. Class A	31,600	2,280,256
†Target Hospitality Corp.	21,300	75,828
Texas Roadhouse, Inc.	59,070	5,273,770
Wingstop, Inc.	25,200	4,354,560
†Xponential Fitness, Inc. Class A	8,000	163,520
		59,652,367
Household Durables–1.96%
†Aterian, Inc.	21,900	90,009
Bassett Furniture Industries, Inc.	7,800	130,806
†Beazer Homes USA, Inc.	24,719	573,975
†Casper Sleep, Inc.	25,200	168,336
†Cavco Industries, Inc.	7,826	2,485,929
Century Communities, Inc.	25,438	2,080,574
Ethan Allen Interiors, Inc.	19,232	505,609
Flexsteel Industries, Inc.	5,500	147,730
†GoPro, Inc. Class A	106,700	1,100,077
†Green Brick Partners, Inc.	25,982	788,034
Hamilton Beach Brands Holding Co. Class A	6,484	93,110
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Helen of Troy Ltd.	20,298	$ 4,962,252
Hooker Furnishings Corp.	10,000	232,800
†Hovnanian Enterprises, Inc.	4,300	547,347
Installed Building Products, Inc.	20,018	2,796,915
†iRobot Corp.	21,922	1,444,222
KB Home	65,636	2,935,898
†Landsea Homes Corp.	8,401	61,495
La-Z-Boy, Inc.	37,933	1,377,347
†Legacy Housing Corp.	6,860	181,584
†LGI Homes, Inc.	17,800	2,749,744
Lifetime Brands, Inc.	10,524	168,068
†Lovesac Co.	10,800	715,608
†M/I Homes, Inc.	24,174	1,503,140
MDC Holdings, Inc.	48,331	2,698,320
†Meritage Homes Corp.	30,584	3,733,083
†Purple Innovation, Inc.	48,811	647,722
†Skyline Champion Corp.	44,334	3,501,500
†Snap One Holdings Corp.	11,200	236,096
†Sonos, Inc.	101,536	3,025,773
†Taylor Morrison Home Corp.	99,000	3,461,040
†Traeger, Inc.	19,100	232,256
†Tri Pointe Homes, Inc.	92,052	2,567,330
†Tupperware Brands Corp.	42,000	642,180
†Universal Electronics, Inc.	11,011	448,698
†VOXX International Corp.	13,200	134,244
†Vuzix Corp.	49,600	430,032
†Weber, Inc. Class A	14,600	188,778
		49,787,661
Household Products–0.29%
†Central Garden & Pet Co.	42,422	2,072,435
Energizer Holdings, Inc.	57,500	2,305,750
Oil-Dri Corp. of America	4,354	142,506
WD-40 Co.	11,538	2,822,656
		7,343,347
Independent Power and Renewable Electricity Producers–0.33%
Clearway Energy, Inc.	94,300	3,330,309
Ormat Technologies, Inc.	38,260	3,034,018
†Sunnova Energy International, Inc.	72,700	2,029,784
		8,394,111
Insurance–1.95%
†Ambac Financial Group, Inc.	38,393	616,208
American Equity Investment Life Holding Co.	70,055	2,726,541
American National Group, Inc.	6,300	1,189,692
AMERISAFE, Inc.	16,299	877,375
Argo Group International Holdings Ltd.	26,767	1,555,430
†Bright Health Group, Inc.	45,600	156,864

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†BRP Group, Inc. Class A	39,600	$ 1,429,956
†Citizens, Inc.	42,963	228,134
CNO Financial Group, Inc.	101,512	2,420,046
Crawford & Co. Class A	13,000	97,370
Donegal Group, Inc. Class A	12,346	176,424
†eHealth, Inc.	20,719	528,334
Employers Holdings, Inc.	24,127	998,375
†Enstar Group Ltd.	10,511	2,602,418
†Genworth Financial, Inc. Class A	430,200	1,742,310
Goosehead Insurance, Inc. Class A	15,000	1,951,200
†Greenlight Capital Re Ltd. Class A	21,257	166,655
HCI Group, Inc.	4,807	401,577
Heritage Insurance Holdings, Inc.	22,400	131,712
Horace Mann Educators Corp.	35,231	1,363,440
Independence Holding Co.	3,617	205,012
Investors Title Co.	1,053	207,599
James River Group Holdings Ltd.	30,900	890,229
Kinsale Capital Group, Inc.	18,200	4,329,598
†Maiden Holdings Ltd.	58,047	177,624
†MBIA, Inc.	40,084	632,926
†MetroMile, Inc.	68,300	149,577
National Western Life Group, Inc. Class A	2,116	453,755
†NI Holdings, Inc.	7,400	139,934
†Palomar Holdings, Inc.	20,800	1,347,216
ProAssurance Corp.	45,400	1,148,620
RLI Corp.	33,834	3,792,791
Safety Insurance Group, Inc.	12,299	1,045,784
Selective Insurance Group, Inc.	50,307	4,122,156
†Selectquote, Inc.	113,300	1,026,498
†SiriusPoint Ltd.	75,600	614,628
State Auto Financial Corp.	14,895	769,923
Stewart Information Services Corp.	22,639	1,805,007
Tiptree, Inc.	19,646	271,704
†Trean Insurance Group, Inc.	14,400	128,304
†Trupanion, Inc.	32,261	4,259,420
United Fire Group, Inc.	17,621	408,631
United Insurance Holdings Corp.	17,900	77,686
Universal Insurance Holdings, Inc.	23,003	391,051
		49,755,734
Interactive Media & Services–0.57%
†Cargurus, Inc.	79,700	2,681,108
†Cars.com, Inc.	57,700	928,393
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Eventbrite, Inc. Class A	63,500	$ 1,107,440
†EverQuote, Inc. Class A	15,600	244,296
†fuboTV, Inc.	114,500	1,777,040
†Liberty TripAdvisor Holdings, Inc. Class A	62,575	135,788
†MediaAlpha, Inc. Class A	17,800	274,832
†Outbrain, Inc.	6,900	96,600
†QuinStreet, Inc.	42,211	767,818
†Society Pass, Inc.	2,600	27,066
†TrueCar, Inc.	81,000	275,400
†Yelp, Inc.	60,400	2,188,896
†Ziff Davis, Inc.	36,687	4,067,121
		14,571,798
Internet & Direct Marketing Retail–0.51%
†1-800-Flowers.com, Inc. Class A	22,564	527,321
†1stdibs.com, Inc.	5,400	67,554
†aka Brands Holding Corp.	4,300	39,775
†CarParts.com, Inc.	41,400	463,680
†Duluth Holdings, Inc. Class B	9,800	148,764
†Groupon, Inc.	19,995	463,084
†Lands' End, Inc.	12,200	239,486
†Liquidity Services, Inc.	22,473	496,204
†Lulu's Fashion Lounge Holdings, Inc.	1,900	19,437
†Overstock.com, Inc.	36,297	2,141,886
PetMed Express, Inc.	16,609	419,543
†Porch Group, Inc.	65,100	1,014,909
†Quotient Technology, Inc.	75,600	560,952
†RealReal, Inc.	67,200	780,192
†Rent the Runway, Inc. Class A	15,200	123,880
†Revolve Group, Inc.	30,300	1,698,012
Shutterstock, Inc.	19,752	2,190,102
†Stitch Fix, Inc. Class A	67,900	1,284,668
†Xometry, Inc. Class A	6,900	353,625
		13,033,074
IT Services–1.57%
†BigCommerce Holdings, Inc.	40,800	1,443,096
†Brightcove, Inc.	33,686	344,271
†Cantaloupe, Inc.	49,400	438,672
Cass Information Systems, Inc.	12,015	472,430
†Conduent, Inc.	141,500	755,610
CSG Systems International, Inc.	27,388	1,578,097
†DigitalOcean Holdings, Inc.	42,600	3,422,058
EVERTEC, Inc.	51,100	2,553,978
†Evo Payments, Inc. Class A	40,100	1,026,560
†ExlService Holdings, Inc.	27,748	4,017,078
†Flywire Corp.	52,500	1,998,150
†GreenBox POS	15,700	65,940

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Grid Dynamics Holdings, Inc.	37,700	$ 1,431,469
Hackett Group, Inc.	20,676	424,478
†I3 Verticals, Inc. Class A	17,591	400,899
†IBEX Holdings Ltd.	4,859	62,632
†International Money Express, Inc.	27,300	435,708
†Limelight Networks, Inc.	106,949	366,835
†LiveRamp Holdings, Inc.	55,872	2,679,062
Maximus, Inc.	51,774	4,124,835
†MoneyGram International, Inc.	75,900	598,851
†Paya Holdings, Inc.	70,800	448,872
†Perficient, Inc.	27,525	3,558,707
†Priority Technology Holdings, Inc.	8,900	63,012
†Rackspace Technology, Inc.	46,100	620,967
†Remitly Global, Inc.	10,300	212,386
†Repay Holdings Corp.	73,200	1,337,364
†StarTek, Inc.	14,700	76,734
TTEC Holdings, Inc.	15,660	1,418,013
†Tucows, Inc. Class A	8,200	687,324
†Unisys Corp.	55,554	1,142,746
†Verra Mobility Corp.	118,500	1,828,455
		40,035,289
Leisure Products–0.51%
Acushnet Holdings Corp.	29,000	1,539,320
†American Outdoor Brands, Inc.	11,508	229,355
†AMMO, Inc.	73,100	398,395
†Callaway Golf Co.	97,727	2,681,629
Clarus Corp.	20,624	571,697
Escalade, Inc.	8,703	137,420
†Genius Brands International, Inc.	241,800	253,890
Johnson Outdoors, Inc. Class A	4,386	410,924
†Latham Group, Inc.	26,700	668,301
†Malibu Boats, Inc. Class A	17,600	1,209,648
Marine Products Corp.	7,236	90,450
†MasterCraft Boat Holdings, Inc.	16,000	453,280
†Nautilus, Inc.	25,700	157,541
Smith & Wesson Brands, Inc.	40,532	721,470
†Solo Brands, Inc. Class A	9,800	153,174
Sturm Ruger & Co., Inc.	14,514	987,242
†Vista Outdoor, Inc.	48,600	2,239,002
		12,902,738
Life Sciences Tools & Services–0.86%
†Absci Corp.	11,400	93,480
†Akoya Biosciences, Inc.	10,400	159,224
†Alpha Teknova, Inc.	5,600	114,688
†Berkeley Lights, Inc.	41,100	747,198
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Bionano Genomics, Inc.	243,000	$ 726,570
†ChromaDex Corp.	39,500	147,730
†Codex DNA, Inc.	6,300	68,040
†Codexis, Inc.	50,900	1,591,643
†Cytek Biosciences, Inc.	13,300	217,056
†Fluidigm Corp.	65,466	256,627
†Harvard Bioscience, Inc.	32,600	229,830
†Inotiv, Inc.	12,500	525,875
†IsoPlexis Corp.	6,900	63,411
†MaxCyte, Inc.	79,800	813,162
†Medpace Holdings, Inc.	24,200	5,266,888
†NanoString Technologies, Inc.	38,400	1,621,632
†NeoGenomics, Inc.	95,765	3,267,502
†Pacific Biosciences of California, Inc.	164,398	3,363,583
†Personalis, Inc.	30,600	436,662
†Quanterix Corp.	26,100	1,106,640
†Rapid Micro Biosystems, Inc. Class A	6,300	67,032
†Seer, Inc.	35,200	802,912
†Singular Genomics Systems, Inc.	9,700	112,132
		21,799,517
Machinery–3.66%
†AgEagle Aerial Systems, Inc.	57,600	90,432
Alamo Group, Inc.	8,435	1,241,463
Albany International Corp. Class A	25,943	2,294,658
Altra Industrial Motion Corp.	54,778	2,824,901
Astec Industries, Inc.	19,169	1,327,837
Barnes Group, Inc.	39,954	1,861,457
†Blue Bird Corp.	13,192	206,323
†Chart Industries, Inc.	30,374	4,844,349
†CIRCOR International, Inc.	15,526	421,997
Columbus McKinnon Corp.	23,508	1,087,480
†Commercial Vehicle Group, Inc.	27,500	221,650
†Desktop Metal, Inc. Class A	158,138	782,783
Douglas Dynamics, Inc.	19,249	751,866
†Energy Recovery, Inc.	35,300	758,597
Enerpac Tool Group Corp.	51,114	1,036,592
EnPro Industries, Inc.	17,409	1,916,209
ESCO Technologies, Inc.	21,538	1,938,205
†Evoqua Water Technologies Corp.	97,800	4,572,150
Federal Signal Corp.	50,807	2,201,975
Franklin Electric Co., Inc.	39,140	3,701,078
Gorman-Rupp Co.	18,982	845,648
Greenbrier Cos., Inc.	27,001	1,239,076
Helios Technologies, Inc.	27,328	2,874,086
Hillenbrand, Inc.	61,632	3,204,248

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Hydrofarm Holdings Group, Inc.	32,900	$ 930,741
†Hyliion Holdings Corp.	99,300	615,660
Hyster-Yale Materials Handling, Inc.	8,366	343,843
†Ideanomics, Inc.	350,900	421,080
John Bean Technologies Corp.	26,492	4,068,112
Kadant, Inc.	9,699	2,235,426
Kennametal, Inc.	70,500	2,531,655
Lindsay Corp.	9,207	1,399,464
Luxfer Holdings PLC	23,400	451,854
†Manitowoc Co., Inc.	29,175	542,363
†Mayville Engineering Co., Inc.	7,200	107,352
†Meritor, Inc.	57,312	1,420,191
Miller Industries, Inc.	9,346	312,156
Mueller Industries, Inc.	47,440	2,816,038
Mueller Water Products, Inc. Class A	133,027	1,915,589
†Nikola Corp.	190,000	1,875,300
†NN, Inc.	36,256	148,650
Omega Flex, Inc.	2,689	341,369
Park-Ohio Holdings Corp.	7,249	153,461
†Province of Alberta	23,443	1,203,798
†RBC Bearings, Inc.	23,618	4,770,127
REV Group, Inc.	24,100	341,015
Shyft Group, Inc.	29,216	1,435,382
†SPX Corp.	37,100	2,214,128
SPX FLOW, Inc.	35,100	3,035,448
Standex International Corp.	10,254	1,134,708
Tennant Co.	15,581	1,262,684
Terex Corp.	57,800	2,540,310
†Titan International, Inc.	43,500	476,760
Trinity Industries, Inc.	63,400	1,914,680
Wabash National Corp.	42,340	826,477
Watts Water Technologies, Inc. Class A	22,794	4,425,911
†Welbilt, Inc.	110,500	2,626,585
		93,083,377
Marine–0.18%
Costamare, Inc.	44,900	567,985
†Eagle Bulk Shipping, Inc.	7,342	334,061
Genco Shipping & Trading Ltd.	26,400	422,400
Matson, Inc.	34,400	3,097,032
†Safe Bulkers, Inc.	54,300	204,711
		4,626,189
Media–0.97%
†Advantage Solutions, Inc.	64,300	515,686
†AMC Networks, Inc. Class A	24,600	847,224
†Boston Omaha Corp. Class A	14,900	428,077
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Cardlytics, Inc.	27,000	$ 1,784,430
†Clear Channel Outdoor Holdings, Inc.	307,800	1,018,818
†comScore, Inc.	59,000	197,060
†Daily Journal Corp.	1,050	374,567
†Digital Media Solutions, Inc. Class A	1,600	7,648
†Emerald Holding, Inc.	21,200	84,164
†Entercom Communications Corp.	99,706	256,244
Entravision Communications Corp. Class A	49,930	338,525
†EW Scripps Co. Class A	48,266	933,947
†Fluent, Inc.	36,068	71,775
†Gannett Co., Inc.	119,324	635,997
Gray Television, Inc.	72,018	1,451,883
†Hemisphere Media Group, Inc.	13,700	99,599
†iHeartMedia, Inc. Class A	94,600	1,990,384
†Integral Ad Science Holding Corp.	14,400	319,824
John Wiley & Sons, Inc. Class A	36,400	2,084,628
†Magnite, Inc.	109,742	1,920,485
National CineMedia, Inc.	52,629	147,888
Scholastic Corp.	22,191	886,752
Sinclair Broadcast Group, Inc. Class A	39,000	1,030,770
†Stagwell, Inc.	52,300	453,441
†TechTarget, Inc.	21,598	2,066,065
TEGNA, Inc.	186,494	3,461,329
†Thryv Holdings, Inc.	6,500	267,345
†WideOpenWest, Inc.	44,394	955,359
		24,629,914
Metals & Mining–1.20%
†Allegheny Technologies, Inc.	107,700	1,715,661
†Arconic Corp.	88,300	2,914,783
Carpenter Technology Corp.	40,200	1,173,438
†Century Aluminum Co.	43,458	719,664
†Coeur Mining, Inc.	215,886	1,088,065
Commercial Metals Co.	101,600	3,687,064
Compass Minerals International, Inc.	28,900	1,476,212
†Constellium SE	103,900	1,860,849
†Gatos Silver, Inc.	39,200	406,896
Haynes International, Inc.	10,581	426,732
Hecla Mining Co.	449,076	2,344,177
Kaiser Aluminum Corp.	13,322	1,251,469
Materion Corp.	17,184	1,579,897
†MP Materials Corp.	62,800	2,852,376
†Novagold Resources, Inc.	200,200	1,373,372
Olympic Steel, Inc.	8,006	188,141
†Perpetua Resources Corp.	23,000	109,250

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
†PolyMet Mining Corp.	24,500	$ 61,250
Ryerson Holding Corp.	13,925	362,746
Schnitzer Steel Industries, Inc. Class A	21,901	1,137,100
SunCoke Energy, Inc.	70,044	461,590
†TimkenSteel Corp.	38,900	641,850
Warrior Met Coal, Inc.	43,600	1,120,956
Worthington Industries, Inc.	26,908	1,470,791
		30,424,329
Mortgage Real Estate Investment Trusts (REITs)–1.24%
AFC Gamma, Inc.	9,100	207,116
Angel Oak Mortgage, Inc.	6,200	101,556
Apollo Commercial Real Estate Finance, Inc.	118,481	1,559,210
Arbor Realty Trust, Inc.	123,000	2,253,360
Ares Commercial Real Estate Corp.	37,189	540,728
ARMOUR Residential REIT, Inc.	70,153	688,201
Blackstone Mortgage Trust, Inc. Class A	132,917	4,069,919
BrightSpire Capital, Inc.	71,400	732,564
Broadmark Realty Capital, Inc.	108,000	1,018,440
Chimera Investment Corp.	199,500	3,008,460
Dynex Capital, Inc.	28,643	478,624
Ellington Financial, Inc.	43,100	736,579
Franklin BSP Realty Trust, Inc.	27,030	403,828
Granite Point Mortgage Trust, Inc.	46,000	538,660
Great Ajax Corp.	18,255	240,236
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	64,900	3,447,488
Invesco Mortgage Capital, Inc.	248,436	690,652
KKR Real Estate Finance Trust, Inc.	27,500	572,825
Ladder Capital Corp.	96,289	1,154,505
MFA Financial, Inc.	374,000	1,705,440
New York Mortgage Trust, Inc.	320,882	1,193,681
Orchid Island Capital, Inc.	141,700	637,650
PennyMac Mortgage Investment Trust	82,821	1,435,288
Ready Capital Corp.	49,011	766,042
Redwood Trust, Inc.	95,825	1,263,932
TPG RE Finance Trust, Inc.	51,200	630,784
Two Harbors Investment Corp.	265,900	1,534,243
		31,610,011
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.41%
Big Lots, Inc.	26,100	$ 1,175,805
Dillard's, Inc. Class A	4,800	1,176,096
Franchise Group, Inc.	23,900	1,246,624
Macy's, Inc.	262,900	6,882,722
		10,481,247
Multi-Utilities–0.37%
Avista Corp.	58,826	2,499,517
Black Hills Corp.	53,373	3,766,533
NorthWestern Corp.	43,806	2,503,951
Unitil Corp.	12,741	585,958
		9,355,959
Oil, Gas & Consumable Fuels–3.50%
†Aemetis, Inc.	22,900	281,670
†Alto Ingredients, Inc.	60,400	290,524
Altus Midstream Co. Class A	2,671	163,759
†Antero Resources Corp.	241,800	4,231,500
Arch Resources, Inc.	12,800	1,168,896
Berry Corp.	56,871	478,854
Brigham Minerals, Inc. Class A	36,900	778,221
California Resources Corp.	67,000	2,861,570
†Callon Petroleum Co.	39,800	1,880,550
†Centennial Resource Development, Inc. Class A	153,000	914,940
†Centrus Energy Corp. Class A	8,124	405,469
Chesapeake Energy Corp.	87,322	5,634,015
Civitas Resources, Inc.	36,104	1,768,013
†Clean Energy Fuels Corp.	131,295	804,838
†CNX Resources Corp.	172,900	2,377,375
=†Cobalt International Energy, Inc.	1	0
†Comstock Resources, Inc.	77,800	629,402
†CONSOL Energy, Inc.	29,000	658,590
†Crescent Energy, Inc. Class A	24,980	316,746
CVR Energy, Inc.	25,100	421,931
†Delek U.S. Holdings, Inc.	55,462	831,375
†Denbury, Inc.	42,600	3,262,734
DHT Holdings, Inc.	119,400	619,686
Dorian LPG Ltd.	26,436	335,473
†Earthstone Energy, Inc. Class A	19,900	217,706
†Energy Fuels, Inc.	127,900	975,877
Equitrans Midstream Corp.	346,000	3,577,640
Falcon Minerals Corp.	32,700	159,249
†Frontline Ltd.	100,700	711,949
†Gevo, Inc.	165,200	707,056
†Golar LNG Ltd.	87,001	1,077,942
†Green Plains, Inc.	40,393	1,404,061
HighPeak Energy, Inc.	4,200	61,488
International Seaways, Inc.	38,836	570,113
†Kosmos Energy Ltd.	370,600	1,282,276
†Laredo Petroleum, Inc.	10,600	637,378

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Magnolia Oil & Gas Corp. Class A	117,700	$ 2,220,999
Matador Resources Co.	93,530	3,453,128
Murphy Oil Corp.	123,700	3,229,807
Nordic American Tankers Ltd.	128,898	217,838
Northern Oil & Gas, Inc.	44,400	913,752
Oasis Petroleum, Inc.	17,000	2,141,830
Ovintiv, Inc.	218,200	7,353,340
†Par Pacific Holdings, Inc.	37,835	623,899
†PBF Energy, Inc. Class A	81,400	1,055,758
PDC Energy, Inc.	80,804	3,941,619
†Peabody Energy Corp.	74,112	746,308
†Range Resources Corp.	201,900	3,599,877
†Ranger Oil Corp.	17,300	465,716
†Renewable Energy Group, Inc.	37,864	1,606,948
†REX American Resources Corp.	4,450	427,200
Riley Exploration Permian, Inc.	2,100	40,572
Scorpio Tankers, Inc.	41,122	526,773
SFL Corp. Ltd.	91,242	743,622
SM Energy Co.	101,400	2,989,272
†Southwestern Energy Co.	853,609	3,977,818
†Talos Energy, Inc.	31,600	309,680
†Teekay Corp.	58,000	182,120
†Teekay Tankers Ltd. Class A	20,000	218,000
†Tellurian, Inc.	309,200	952,336
†Uranium Energy Corp.	211,100	707,185
†Ur-Energy, Inc.	153,900	187,758
†W&T Offshore, Inc.	80,636	260,454
†Whiting Petroleum Corp.	33,276	2,152,292
World Fuel Services Corp.	52,800	1,397,616
		89,142,383
Paper & Forest Products–0.13%
†Clearwater Paper Corp.	13,951	511,583
Glatfelter Corp.	36,973	635,936
Neenah, Inc.	14,295	661,573
Schweitzer-Mauduit International, Inc.	26,467	791,363
Verso Corp. Class A	22,800	616,056
		3,216,511
Personal Products–0.56%
†Beauty Health Co.	73,800	1,783,008
†BellRing Brands, Inc. Class A	34,000	970,020
Edgewell Personal Care Co.	45,800	2,093,518
†elf Beauty, Inc.	40,300	1,338,363
†Honest Co., Inc.	68,400	553,356
Inter Parfums, Inc.	15,093	1,613,442
Medifast, Inc.	9,787	2,049,691
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
Nature's Sunshine Products, Inc.	9,340	$ 172,790
Nu Skin Enterprises, Inc. Class A	42,000	2,131,500
†Revlon, Inc. Class A	6,354	72,054
†USANA Health Sciences, Inc.	10,505	1,063,106
†Veru, Inc.	53,900	317,471
		14,158,319
Pharmaceuticals–1.43%
†9 Meters Biopharma, Inc.	188,600	184,583
†Aclaris Therapeutics, Inc.	43,000	625,220
†Aerie Pharmaceuticals, Inc.	36,200	254,124
†Amneal Pharmaceuticals, Inc.	85,102	407,639
†Amphastar Pharmaceuticals, Inc.	31,500	733,635
†Ampio Pharmaceuticals, Inc.	162,900	92,853
†Angion Biomedica Corp.	17,100	49,590
†ANI Pharmaceuticals, Inc.	8,100	373,248
†Antares Pharma, Inc.	142,500	508,725
†Arvinas, Inc.	39,500	3,244,530
†Atea Pharmaceuticals, Inc.	54,700	489,018
†Athira Pharma, Inc.	27,300	355,719
†Axsome Therapeutics, Inc.	23,600	891,608
†BioDelivery Sciences International, Inc.	78,000	241,800
†Cara Therapeutics, Inc.	37,800	460,404
†Cassava Sciences, Inc.	32,300	1,411,510
†Citius Pharmaceuticals, Inc.	97,300	149,842
†Collegium Pharmaceutical, Inc.	29,900	558,532
†Corcept Therapeutics, Inc.	81,702	1,617,700
†CorMedix, Inc.	32,100	146,055
†Cymabay Therapeutics, Inc.	60,200	203,476
†DICE Therapeutics, Inc.	10,900	275,879
†Durect Corp.	193,100	190,377
†Edgewise Therapeutics, Inc.	31,000	473,680
†Endo International PLC	193,700	728,312
†Esperion Therapeutics, Inc.	26,300	131,500
†Evolus, Inc.	28,000	182,280
†EyePoint Pharmaceuticals, Inc.	17,800	217,872
†Fulcrum Therapeutics, Inc.	23,000	406,870
†Harmony Biosciences Holdings, Inc.	19,000	810,160
†Ikena Oncology, Inc.	22,100	277,134
†Innoviva, Inc.	36,100	622,725
†Intra-Cellular Therapies, Inc.	59,800	3,129,932
†Kala Pharmaceuticals, Inc.	39,300	47,553
†Kaleido Biosciences, Inc.	17,500	41,825
†KemPharm, Inc.	24,400	212,524
†Landos Biopharma, Inc.	4,200	20,160

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Marinus Pharmaceuticals, Inc.	31,725	$ 376,893
†Mind Medicine MindMed, Inc.	293,900	405,582
†NGM Biopharmaceuticals, Inc.	26,700	472,857
†Nuvation Bio, Inc.	130,400	1,108,400
†Ocular Therapeutix, Inc.	65,400	455,838
†Omeros Corp.	51,266	329,640
†Oramed Pharmaceuticals, Inc.	25,400	362,712
†Pacira BioSciences, Inc.	36,875	2,218,769
†Paratek Pharmaceuticals, Inc.	38,700	173,763
†Phathom Pharmaceuticals, Inc.	17,400	342,258
Phibro Animal Health Corp. Class A	17,200	351,224
†Pliant Therapeutics, Inc.	20,500	276,750
†Prestige Consumer Healthcare, Inc.	42,255	2,562,766
†Provention Bio, Inc.	47,500	266,950
†Rain Therapeutics, Inc.	10,800	139,104
†Reata Pharmaceuticals, Inc. Class A	23,200	611,784
†Relmada Therapeutics, Inc.	12,700	286,131
†Revance Therapeutics, Inc.	59,700	974,304
†Seelos Therapeutics, Inc.	81,400	132,682
†SIGA Technologies, Inc.	39,688	298,454
†Supernus Pharmaceuticals, Inc.	41,590	1,212,764
†Tarsus Pharmaceuticals, Inc.	7,200	162,000
†Terns Pharmaceuticals, Inc.	11,179	79,035
†TherapeuticsMD, Inc.	321,227	114,196
†Theravance Biopharma, Inc.	50,200	554,710
†Theseus Pharmaceuticals, Inc.	8,800	111,584
†Ventyx Biosciences, Inc.	7,500	148,950
†Verrica Pharmaceuticals, Inc.	10,800	98,928
†WaVe Life Sciences Ltd.	32,000	100,480
†Zogenix, Inc.	47,935	778,944
		36,277,046
Professional Services–1.71%
†Acacia Research Corp.	42,276	216,876
†ASGN, Inc.	42,304	5,220,314
†Atlas Technical Consultants, Inc.	11,400	95,988
Barrett Business Services, Inc.	6,332	437,288
†CBIZ, Inc.	40,046	1,566,600
CRA International, Inc.	6,051	564,921
Exponent, Inc.	43,101	5,031,180
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†First Advantage Corp.	46,100	$ 877,744
†Forrester Research, Inc.	9,633	565,746
†Franklin Covey Co.	10,680	495,125
Heidrick & Struggles International, Inc.	16,164	706,852
HireQuest, Inc.	4,100	82,656
†HireRight Holdings Corp.	16,200	259,200
†Huron Consulting Group, Inc.	18,978	947,002
ICF International, Inc.	15,651	1,605,010
Insperity, Inc.	30,667	3,622,079
KBR, Inc.	117,500	5,595,350
Kelly Services, Inc. Class A	29,677	497,683
Kforce, Inc.	17,238	1,296,642
Korn Ferry	44,645	3,380,966
ManTech International Corp. Class A	23,217	1,693,216
†Mistras Group, Inc.	17,247	128,145
Resources Connection, Inc.	27,089	483,268
†Sterling Check Corp.	12,100	248,171
†TriNet Group, Inc.	34,300	3,267,418
†TrueBlue, Inc.	29,700	821,799
†Upwork, Inc.	99,700	3,405,752
†Willdan Group, Inc.	9,500	334,400
		43,447,391
Real Estate Management & Development–0.76%
†Cushman & Wakefield PLC	117,256	2,607,773
Douglas Elliman, Inc.	60,693	697,970
eXp World Holdings, Inc.	53,200	1,792,308
†Fathom Holdings, Inc.	4,400	90,024
†Forestar Group, Inc.	14,505	315,484
†FRP Holdings, Inc.	5,672	327,842
Kennedy-Wilson Holdings, Inc.	101,453	2,422,698
†Marcus & Millichap, Inc.	20,000	1,029,200
Newmark Group, Inc. Class A	126,200	2,359,940
†Rafael Holdings, Inc. Class B	8,200	41,820
RE/MAX Holdings, Inc. Class A	15,598	475,583
†Realogy Holdings Corp.	97,597	1,640,606
†Redfin Corp.	86,100	3,305,379
RMR Group, Inc. Class A	13,068	453,198
St. Joe Co.	28,268	1,471,349
†Tejon Ranch Co.	17,818	339,967
		19,371,141
Road & Rail–0.90%
ArcBest Corp.	21,375	2,561,794
†Avis Budget Group, Inc.	34,700	7,195,739
†Covenant Logistics Group, Inc.	10,100	266,943
†Daseke, Inc.	34,000	341,360
Heartland Express, Inc.	39,909	671,269
†HyreCar, Inc.	15,100	71,121

LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Marten Transport Ltd.	50,194	$ 861,329
†PAM Transportation Services, Inc.	3,000	213,030
†Saia, Inc.	22,083	7,442,634
†U.S. Xpress Enterprises, Inc. Class A	23,000	135,010
Universal Logistics Holdings, Inc.	6,397	120,647
Werner Enterprises, Inc.	50,856	2,423,797
†Yellow Corp.	42,600	536,334
		22,841,007
Semiconductors & Semiconductor Equipment–3.69%
†Alpha & Omega Semiconductor Ltd.	17,971	1,088,324
†Ambarella, Inc.	29,492	5,983,632
Amkor Technology, Inc.	86,165	2,136,030
†Atomera, Inc.	17,200	346,064
†Axcelis Technologies, Inc.	28,233	2,105,052
†AXT, Inc.	34,300	302,183
†CEVA, Inc.	19,117	826,619
CMC Materials, Inc.	23,585	4,521,009
†Cohu, Inc.	40,513	1,543,140
†Diodes, Inc.	36,865	4,048,146
†FormFactor, Inc.	65,731	3,005,221
†Ichor Holdings Ltd.	23,500	1,081,705
†Impinj, Inc.	15,800	1,401,460
†Kopin Corp.	65,900	269,531
Kulicke & Soffa Industries, Inc.	51,700	3,129,918
†Lattice Semiconductor Corp.	113,026	8,709,784
†MACOM Technology Solutions Holdings, Inc.	41,242	3,229,249
†MaxLinear, Inc.	59,934	4,518,424
†Meta Materials, Inc.	185,100	455,346
†NeoPhotonics Corp.	43,600	670,132
NVE Corp.	4,118	281,259
†Onto Innovation, Inc.	41,124	4,162,983
†PDF Solutions, Inc.	25,246	802,570
†Photronics, Inc.	51,460	970,021
Power Integrations, Inc.	51,012	4,738,505
†Rambus, Inc.	92,186	2,709,347
†Semtech Corp.	54,684	4,863,048
†Silicon Laboratories, Inc.	33,186	6,850,254
†SiTime Corp.	13,300	3,890,782
†SkyWater Technology, Inc.	6,900	111,918
†SMART Global Holdings, Inc.	14,901	1,057,822
†SunPower Corp.	67,600	1,410,812
†Synaptics, Inc.	32,652	9,453,081
†Ultra Clean Holdings, Inc.	37,529	2,152,663
†Veeco Instruments, Inc.	42,435	1,208,124
		94,034,158
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–5.61%
†8x8, Inc.	93,805	$ 1,572,172
A10 Networks, Inc.	50,938	844,552
†ACI Worldwide, Inc.	99,551	3,454,420
†Agilysys, Inc.	16,704	742,660
†Alarm.com Holdings, Inc.	39,900	3,383,919
†Alkami Technology, Inc.	22,900	459,374
†Altair Engineering, Inc. Class A	39,100	3,023,212
American Software, Inc. Class A	26,688	698,425
†Appfolio, Inc. Class A	15,800	1,912,748
†Appian Corp.	33,200	2,164,972
†Arteris, Inc.	3,800	80,218
†Asana, Inc. Class A	60,000	4,473,000
†Avaya Holdings Corp.	69,800	1,382,040
†AvidXchange Holdings, Inc.	20,600	310,236
†Benefitfocus, Inc.	19,995	213,147
†Blackbaud, Inc.	39,571	3,125,318
†Blackline, Inc.	45,283	4,688,602
†Bottomline Technologies DE, Inc.	37,571	2,121,634
†Box, Inc. Class A	117,400	3,074,706
†BTRS Holdings, Inc.	55,000	430,100
†Cerence, Inc.	32,000	2,452,480
†ChannelAdvisor Corp.	24,500	604,660
†Cleanspark, Inc.	29,200	277,984
†CommVault Systems, Inc.	38,702	2,667,342
†Consensus Cloud Solutions, Inc.	13,095	757,808
†CoreCard Corp.	6,200	240,560
†Couchbase, Inc.	8,200	204,672
†CS Disco, Inc.	6,200	221,650
†Digimarc Corp.	10,758	424,726
†Digital Turbine, Inc.	76,700	4,677,933
†Domo, Inc. Class B	23,400	1,160,640
†E2open Parent Holdings, Inc.	164,800	1,855,648
Ebix, Inc.	22,378	680,291
†eGain Corp.	17,700	176,646
†Enfusion, Inc. Class A	17,400	364,356
†EngageSmart, Inc.	12,700	306,324
†Envestnet, Inc.	45,859	3,638,453
†EverCommerce, Inc.	14,000	220,500
†GTY Technology Holdings, Inc.	27,600	184,920
†Instructure Holdings, Inc.	10,300	246,994
†Intapp, Inc.	8,500	213,860
InterDigital, Inc.	26,088	1,868,683
†JFrog Ltd.	44,800	1,330,560
†Kaltura, Inc.	15,000	50,550
†LivePerson, Inc.	54,818	1,958,099
†Marathon Digital Holdings, Inc.	80,700	2,651,802
†MeridianLink, Inc.	10,700	230,906
†MicroStrategy, Inc. Class A	7,084	3,857,167

LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Mimecast Ltd.	51,500	$ 4,097,855
†Mitek Systems, Inc.	36,500	647,875
†Model N, Inc.	30,100	903,903
†Momentive Global, Inc.	109,600	2,318,040
†ON24, Inc.	22,900	397,315
†OneSpan, Inc.	29,796	504,446
†PagerDuty, Inc.	68,400	2,376,900
†Ping Identity Holding Corp.	50,200	1,148,576
Progress Software Corp.	37,200	1,795,644
†PROS Holdings, Inc.	33,937	1,170,487
†Q2 Holdings, Inc.	46,100	3,662,184
†Qualys, Inc.	28,825	3,955,366
†Rapid7, Inc.	47,100	5,543,199
†Rekor Systems, Inc.	26,600	174,230
†Rimini Street, Inc.	36,916	220,388
†Riot Blockchain, Inc.	75,100	1,676,983
†Sailpoint Technologies Holdings, Inc.	77,200	3,731,848
Sapiens International Corp. NV	26,100	899,145
†SecureWorks Corp. Class A	8,600	137,342
†ShotSpotter, Inc.	7,300	215,496
†Smith Micro Software, Inc.	37,243	183,236
†Sprout Social, Inc. Class A	37,900	3,437,151
†SPS Commerce, Inc.	30,502	4,341,960
†Stronghold Digital Mining, Inc.	5,900	75,815
†Sumo Logic, Inc.	72,500	983,100
†Telos Corp.	33,800	521,196
†Tenable Holdings, Inc.	77,500	4,267,925
†Upland Software, Inc.	24,275	435,493
†Varonis Systems, Inc.	89,521	4,366,834
†Verint Systems, Inc.	54,256	2,848,983
†Veritone, Inc.	24,000	539,520
†Viant Technology, Inc. Class A	10,000	97,050
†VirnetX Holding Corp.	54,004	140,410
†Vonage Holdings Corp.	204,086	4,242,948
†Weave Communications, Inc.	2,700	40,986
†Workiva, Inc.	36,200	4,723,738
Xperi Holding Corp.	88,516	1,673,838
†Yext, Inc.	94,100	933,472
†Zuora, Inc. Class A	93,900	1,754,052
		142,866,598
Specialty Retail–2.40%
Aaron's Co., Inc.	27,500	677,875
†Abercrombie & Fitch Co. Class A	47,900	1,668,357
†Academy Sports & Outdoors, Inc.	65,700	2,884,230
American Eagle Outfitters, Inc.	128,718	3,259,140
†America's Car-Mart, Inc.	5,285	541,184
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Arko Corp.	102,800	$ 901,556
†Asbury Automotive Group, Inc.	19,144	3,306,743
†Barnes & Noble Education, Inc.	32,900	224,049
†Bed Bath & Beyond, Inc.	84,300	1,229,094
Big 5 Sporting Goods Corp.	17,600	334,576
†Boot Barn Holdings, Inc.	24,718	3,041,550
Buckle, Inc.	25,208	1,066,551
Caleres, Inc.	31,451	713,309
Camping World Holdings, Inc. Class A	36,100	1,458,440
†CarLotz, Inc.	60,700	137,789
Cato Corp. Class A	17,015	291,977
†Chico's FAS, Inc.	102,400	550,912
†Children's Place, Inc.	11,901	943,630
†Citi Trends, Inc.	7,476	708,351
†Conn's, Inc.	15,209	357,716
†Container Store Group, Inc.	27,100	270,458
†Designer Brands, Inc. Class A	51,200	727,552
†Genesco, Inc.	12,432	797,761
Group 1 Automotive, Inc.	14,835	2,896,089
†GrowGeneration Corp.	45,700	596,385
Guess?, Inc.	34,321	812,721
Haverty Furniture Cos., Inc.	13,714	419,237
Hibbett, Inc.	11,882	854,672
JOANN, Inc.	9,600	99,648
†Kirkland's, Inc.	11,900	177,667
†Lazydays Holdings, Inc.	6,300	135,702
†Lumber Liquidators Holdings, Inc.	24,416	416,781
†MarineMax, Inc.	17,840	1,053,274
Monro, Inc.	28,149	1,640,242
Murphy USA, Inc.	20,000	3,984,800
†National Vision Holdings, Inc.	68,900	3,306,511
†ODP Corp.	37,610	1,477,321
OneWater Marine, Inc. Class A	8,800	536,536
†Party City Holdco, Inc.	93,700	521,909
Rent-A-Center, Inc.	55,710	2,676,308
†Sally Beauty Holdings, Inc.	95,300	1,759,238
†Shift Technologies, Inc.	53,200	181,412
Shoe Carnival, Inc.	15,142	591,749
Signet Jewelers Ltd.	43,976	3,827,231
†Sleep Number Corp.	18,046	1,382,324
Sonic Automotive, Inc. Class A	18,631	921,303
†Sportsman's Warehouse Holdings, Inc.	36,100	425,980
Tilly's, Inc. Class A	19,863	319,993
†Torrid Holdings, Inc.	11,000	108,680

LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†TravelCenters of America, Inc.	10,600	$ 547,172
†Urban Outfitters, Inc.	58,100	1,705,816
Winmark Corp.	2,987	741,642
†Zumiez, Inc.	18,523	888,919
		61,100,062
Technology Hardware, Storage & Peripherals–0.26%
†3D Systems Corp.	103,022	2,219,094
†Avid Technology, Inc.	30,500	993,385
†Corsair Gaming, Inc.	23,300	489,533
†Diebold Nixdorf, Inc.	61,500	556,575
†Eastman Kodak Co.	38,000	177,840
†Quantum Corp.	45,700	252,264
†Super Micro Computer, Inc.	36,500	1,604,175
†Turtle Beach Corp.	12,600	280,476
		6,573,342
Textiles, Apparel & Luxury Goods–0.73%
†Crocs, Inc.	48,500	6,218,670
†Fossil Group, Inc.	40,400	415,716
†G-III Apparel Group Ltd.	37,296	1,030,862
Kontoor Brands, Inc.	43,800	2,244,750
Movado Group, Inc.	13,580	568,051
Oxford Industries, Inc.	13,566	1,377,220
†PLBY Group, Inc.	23,600	628,704
Rocky Brands, Inc.	5,700	226,860
Steven Madden Ltd.	66,701	3,099,596
Superior Group of Cos., Inc.	9,866	216,460
†Unifi, Inc.	11,374	263,308
†Vera Bradley, Inc.	21,679	184,488
Wolverine World Wide, Inc.	68,671	1,978,412
		18,453,097
Thrifts & Mortgage Finance–1.51%
†Axos Financial, Inc.	48,260	2,698,217
†Blue Foundry Bancorp	23,700	346,731
†Bridgewater Bancshares, Inc.	18,100	320,189
Capitol Federal Financial, Inc.	110,100	1,247,433
†Columbia Financial, Inc.	33,400	696,724
Enact Holdings, Inc.	10,600	219,102
Essent Group Ltd.	89,809	4,089,004
Federal Agricultural Mortgage Corp. Class C	7,774	963,432
†Finance Of America Cos., Inc. Class A	6,600	26,202
Flagstar Bancorp, Inc.	44,000	2,109,360
FS Bancorp, Inc.	6,200	208,506
Hingham Institution For Savings The	1,260	529,049
Home Bancorp, Inc.	6,274	260,434
Home Point Capital, Inc.	5,700	25,650
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Kearny Financial Corp.	54,037	$ 715,990
Luther Burbank Corp.	13,100	183,924
Merchants Bancorp	8,476	401,169
†Mr Cooper Group, Inc.	50,902	2,118,032
†NMI Holdings, Inc. Class A	71,100	1,553,535
Northfield Bancorp, Inc.	38,256	618,217
Northwest Bancshares, Inc.	103,409	1,464,271
†Ocwen Financial Corp.	6,700	267,799
PCSB Financial Corp.	11,800	224,672
PennyMac Financial Services, Inc.	25,600	1,786,368
†Pioneer Bancorp, Inc.	10,100	114,332
Premier Financial Corp.	31,475	972,892
Provident Bancorp, Inc.	12,255	227,943
Provident Financial Services, Inc.	64,151	1,553,737
Radian Group, Inc.	149,054	3,149,511
Southern Missouri Bancorp, Inc.	6,398	333,784
TrustCo Bank Corp.	15,900	529,629
†Velocity Financial, Inc.	7,000	95,900
Walker & Dunlop, Inc.	24,663	3,721,153
Washington Federal, Inc.	53,200	1,775,816
Waterstone Financial, Inc.	18,080	395,229
WSFS Financial Corp.	48,249	2,418,240
		38,362,176
Tobacco–0.13%
†22nd Century Group, Inc.	136,200	420,858
Turning Point Brands, Inc.	12,125	458,082
Universal Corp.	20,242	1,111,691
Vector Group Ltd.	121,386	1,393,511
		3,384,142
Trading Companies & Distributors–1.50%
†Alta Equipment Group, Inc.	16,090	235,558
Applied Industrial Technologies, Inc.	31,830	3,268,941
†Beacon Roofing Supply, Inc.	47,190	2,706,347
†BlueLinx Holdings, Inc.	7,800	746,928
Boise Cascade Co.	33,346	2,374,235
†Custom Truck One Source, Inc.	39,200	313,600
†DXP Enterprises, Inc.	15,143	388,721
†EVI Industries, Inc.	4,900	153,027
GATX Corp.	29,800	3,104,862
Global Industrial Co.	10,758	440,002
†GMS, Inc.	36,100	2,169,971
H&E Equipment Services, Inc.	27,181	1,203,303
Herc Holdings, Inc.	21,100	3,303,205
†Karat Packaging, Inc.	3,700	74,777
†Lawson Products, Inc.	4,071	222,887
McGrath RentCorp	20,340	1,632,488

LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†MRC Global, Inc.	68,300	$ 469,904
†NOW, Inc.	93,356	797,260
Rush Enterprises, Inc. Class A	38,988	2,162,011
†Textainer Group Holdings Ltd.	40,520	1,446,969
†Titan Machinery, Inc.	16,270	548,136
†Transcat, Inc.	6,000	554,580
Triton International Ltd.	56,489	3,402,333
†Veritiv Corp.	12,400	1,519,868
†WESCO International, Inc.	36,978	4,865,935
†Willis Lease Finance Corp.	2,300	86,595
		38,192,443
Water Utilities–0.44%
American States Water Co.	31,279	3,235,500
Artesian Resources Corp. Class A	6,963	322,596
†Cadiz, Inc.	17,000	65,620
California Water Service Group	43,542	3,128,928
Global Water Resources, Inc.	10,783	184,389
Middlesex Water Co.	14,731	1,772,139
†Pure Cycle Corp.	16,600	242,360
SJW Group	23,415	1,713,978
York Water Co.	10,537	524,532
		11,190,042
Wireless Telecommunication Services–0.15%
†Gogo, Inc.	50,200	679,206
Shenandoah Telecommunications Co.	40,950	1,044,225
Telephone & Data Systems, Inc.	85,100	1,714,765
†U.S. Cellular Corp.	12,900	406,608
		3,844,804
Total Common Stock (Cost $1,529,638,366)		2,497,703,813
	Number of Shares	Value (U.S. $)
RIGHTS–0.01%
=†Contra Aduro Biotech, Inc. CVR	15,060	$ 27,259
=†Contra Gtx, Inc. CVR	828	1,565
=†Media General, Inc. CVR	82,000	10,143
=†Progenics Pharmaceuticals, Inc. CVR	99,698	37,885
=†Tobira Therapeutics, Inc. CVR	7,700	109,109
Total Rights (Cost $1,698)		185,961
WARRANTS–0.00%
†Nabors Industries Ltd. exp 6/11/26 exercise price USD 166.67	2,445	9,120
†Whiting Petroleum Corp. exp 9/01/24 exercise price USD 73.44	5,399	74,830
†Whiting Petroleum Corp. exp 9/01/25 exercise price USD 83.45	2,699	31,848
Total Warrants (Cost $737,635)		115,798

MONEY MARKET FUND–1.92%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	48,864,318	48,864,318
Total Money Market Fund (Cost $48,864,318)		48,864,318

TOTAL INVESTMENTS–100.05% (Cost $1,579,242,017)	2,546,869,890
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(1,226,161)
NET ASSETS APPLICABLE TO 64,245,585 SHARES OUTSTANDING–100.00%	$2,545,643,729
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,994,358,198 / 50,317,227 Shares)	$39.636
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($551,285,531 / 13,928,358 Shares)	$39.580
LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,390,974,283
Distributable earnings/(accumulated loss)	1,154,669,446
TOTAL NET ASSETS	$2,545,643,729

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $2,586,000 cash collateral held at broker for futures contracts, $6,965,216 payable for securities purchased, $1,163,562 payable for fund shares redeemed, $159,984 other accrued expenses payable, $829,683 due to manager and affiliates and $88,387 variation margin due to broker on futures contracts as of December 31, 2021.

The following futures contracts were outstanding at December 31, 2021:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
431	E-mini Russell 2000 Index	$48,332,340	$47,461,761	3/18/22	$870,579	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
SOC–Societe Generale
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 24,062,298
Non-cash dividends	1,433,890
Foreign taxes withheld	(43,300)
25,452,888
EXPENSES:
Management fees	8,166,643
Distribution fees-Service Class	1,372,742
Shareholder servicing fees	740,102
Accounting and administration expenses	427,289
Index fees	271,922
Professional fees	68,615
Trustees’ fees and expenses	53,779
Reports and statements to shareholders	45,158
Pricing fees	27,328
Custodian fees	21,813
Consulting fees	3,630
Other	48,047
11,247,068
Less:
Management fees waived	(221,541)
Total operating expenses	11,025,527
NET INVESTMENT INCOME	14,427,361
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	266,571,438
Futures contracts	3,372,591
Net realized gain	269,944,029
Net change in unrealized appreciation (depreciation) of:
Investments	60,521,203
Foreign currencies	(349)
Futures contracts	278,369
Net change in unrealized appreciation (depreciation)	60,799,223
NET REALIZED AND UNREALIZED GAIN	330,743,252
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$345,170,613
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,427,361	$ 14,546,703
Net realized gain	269,944,029	40,589,920
Net change in unrealized appreciation (depreciation)	60,799,223	385,140,604
Net increase in net assets resulting from operations	345,170,613	440,277,227
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(71,898,063)	(82,899,133)
Service Class	(18,354,546)	(21,384,849)
	(90,252,609)	(104,283,982)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	318,328,380	339,114,028
Service Class	85,517,504	68,122,280
Reinvestment of dividends and distributions:
Standard Class	71,898,063	82,899,133
Service Class	18,354,546	21,384,849
	494,098,493	511,520,290
Cost of shares redeemed:
Standard Class	(426,483,107)	(697,671,483)
Service Class	(114,039,535)	(92,533,994)
	(540,522,642)	(790,205,477)
Decrease in net assets derived from capital share transactions	(46,424,149)	(278,685,187)
NET INCREASE IN NET ASSETS	208,493,855	57,308,058
NET ASSETS:
Beginning of year	2,337,149,874	2,279,841,816
End of year	$2,545,643,729	$2,337,149,874
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 35.910	$ 31.692	$ 26.880	$ 31.733	$ 28.753
Income (loss) from investment operations:
Net investment income[1]	0.252	0.218	0.270	0.313	0.257
Net realized and unrealized gain (loss)	4.931	5.573	6.358	(3.685)	3.774
Total from investment operations	5.183	5.791	6.628	(3.372)	4.031
Less dividends and distributions from:
Net investment income	(0.343)	(0.316)	(0.293)	(0.313)	(0.306)
Net realized gain	(1.114)	(1.257)	(1.523)	(1.168)	(0.745)
Total dividends and distributions	(1.457)	(1.573)	(1.816)	(1.481)	(1.051)
Net asset value, end of period	$ 39.636	$ 35.910	$ 31.692	$ 26.880	$ 31.733
Total return[2]	14.56%	19.20%	25.03%	(11.37%)	14.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,994,358	$1,829,548	$1,839,740	$1,743,015	$1,376,730
Ratio of expenses to average net assets	0.38%	0.39%	0.40%	0.39%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.40%	0.39%	—
Ratio of net investment income to average net assets	0.62%	0.77%	0.88%	0.96%	0.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.61%	0.77%	0.88%	0.96%	—
Portfolio turnover	25%	23%	19%	18%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 35.858	$ 31.665	$ 26.866	$ 31.715	$ 28.741
Income (loss) from investment operations:
Net investment income[1]	0.150	0.147	0.193	0.231	0.181
Net realized and unrealized gain (loss)	4.927	5.547	6.350	(3.675)	3.768
Total from investment operations	5.077	5.694	6.543	(3.444)	3.949
Less dividends and distributions from:
Net investment income	(0.241)	(0.244)	(0.221)	(0.237)	(0.230)
Net realized gain	(1.114)	(1.257)	(1.523)	(1.168)	(0.745)
Total dividends and distributions	(1.355)	(1.501)	(1.744)	(1.405)	(0.975)
Net asset value, end of period	$ 39.580	$ 35.858	$ 31.665	$ 26.866	$ 31.715
Total return[2]	14.27%	18.90%	24.72%	(11.59%)	13.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$551,286	$507,602	$440,102	$ 335,959	$345,526
Ratio of expenses to average net assets	0.63%	0.64%	0.65%	0.64%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.65%	0.64%	—
Ratio of net investment income to average net assets	0.37%	0.52%	0.63%	0.71%	0.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.36%	0.52%	0.63%	0.71%	—
Portfolio turnover	25%	23%	19%	18%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   Effective April 1, 2021, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.005% of the first $500 million of the Fund’s average daily net assets; 0.010% of the next $1 billion; and 0.015% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2021, the waiver amount was 0.005% on the first $500 million of the Fund’s average daily net assets.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$147,930
Legal	23,933
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,707 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$653,851
Distribution fees payable to LFD	114,470
Shareholder servicing fees payable to Lincoln Life	61,362
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$613,891,932
Sales	754,412,268
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,610,329,313
Aggregate unrealized appreciation of investments and derivatives	$1,125,356,652
Aggregate unrealized depreciation of investments and derivatives	(188,816,075)
Net unrealized appreciation of investments and derivatives	$ 936,540,577
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP SSGA Small-Cap Index Fund–37

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$2,497,703,813	$—	$ —	$2,497,703,813
Rights	—	—	185,961	185,961
Warrants	115,798	—	—	115,798
Money Market Fund	48,864,318	—	—	48,864,318
Total Investments	$2,546,683,929	$—	$185,961	$2,546,869,890
Derivatives:

Assets:
Futures Contract	$870,579	$—	$—	$870,579
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies ("PFICS"), investments in Real Estate Investment Trusts and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$58,919,530	$44,941,612
Long-term capital gains	31,333,079	59,342,370
Total	$90,252,609	$104,283,982
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 218,129,216
Net unrealized appreciation	936,540,230
Distributable earnings/(accumulated loss)	$1,154,669,446
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA Small-Cap Index Fund–38

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	7,914,894	14,610,113
Service Class	2,115,699	2,669,771
Shares reinvested:
Standard Class	1,852,859	2,716,413
Service Class	473,454	704,501
	12,356,906	20,700,798
Shares redeemed:
Standard Class	(10,399,371)	(24,427,873)
Service Class	(2,816,697)	(3,117,011)
	(13,216,068)	(27,544,884)
Net decrease	(859,162)	(6,844,086)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$870,579	Liabilities net of receivables and other assets	$—
LVIP SSGA Small-Cap Index Fund–39

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,372,591	$278,369
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$33,932,147	$—
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund–40

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA Small-Cap Index Fund–41

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022. The Board noted that the net investment
LVIP SSGA Small-Cap Index Fund–42

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s comments that the Fund has met its objective of closely tracking its benchmark index on a gross of fees basis and that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA Small-Cap Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA Small-Cap Index Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Small-Cap Index Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Small-Cap Index Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund–48

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 16.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2000® Index1, returned 14.82%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively) and a volatility management overlay. Due to the approximately 20% mid cap allocation, the Fund will have a larger size tilt relative to the benchmark, which is a pure small cap index. During calendar year 2021, the Fund’s exposure to mid-cap securities generally contributed to relative returns.
Despite elevated volatility of the stock market, the risk management overlay of the Fund had a neutral impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund
2021 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,212 for the Standard Class shares and to $18,802 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $26,596. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 16.24%
Five Years	+ 9.38%
Inception (5/1/13)	+ 7.82%
Service Class Shares
One Year	+ 15.95%
Five Years	+ 9.11%
Inception (5/1/13)	+ 7.55%
1. The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000®Index.
2.The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$990.40	0.25%	$1.25
Service Class Shares	1,000.00	989.20	0.50%	2.51
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.89%
Investment Companies	95.89%
Equity Funds	95.89%
Unaffiliated Investment	3.92%
Investment Company	3.92%
Money Market Fund	3.92%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.89%
INVESTMENT COMPANIES–95.89%
Equity Funds–95.89%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	9,505,797	$ 144,174,432
LVIP SSGA Small-Cap Index Fund	13,905,617	551,163,028
Total Affiliated Investments (Cost $464,467,929)		695,337,460
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.92%
INVESTMENT COMPANY–3.92%
Money Market Fund–3.92%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	28,410,662	$ 28,410,662
Total Unaffiliated Investment (Cost $28,410,662)		28,410,662

TOTAL INVESTMENTS–99.81% (Cost $492,878,591)	723,748,122
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	1,388,193
NET ASSETS APPLICABLE TO 51,329,869 SHARES OUTSTANDING–100.00%	$725,136,315

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
211	E-mini Russell 2000 Index	$23,661,540	$23,866,359	3/18/22	$ —	$(204,819)
21	E-mini S&P MidCap 400 Index	5,959,170	5,906,716	3/18/22	52,454	—
Total Futures Contracts					$52,454	$(204,819)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$695,337,460
Unaffiliated investments, at value	28,410,662
Cash collateral held at broker for futures contracts	1,704,450
Receivable for fund shares sold	50,339
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	29,188
Prepaid expenses	2,312
Dividends and interest receivable	590
TOTAL ASSETS	725,535,001
LIABILITIES:
Due to manager and affiliates	303,089
Variation margin due to broker on futures contracts	40,980
Other accrued expenses payable	32,744
Payable for securities purchased	17,999
Payable for fund shares redeemed	3,874
TOTAL LIABILITIES	398,686
TOTAL NET ASSETS	$725,136,315
Affiliated investments, at cost	$464,467,929
Unaffiliated investments, at cost	28,410,662
Standard Class:
Net Assets	$ 79,494
Shares Outstanding	5,618
Net Asset Value Per Share	$ 14.150
Service Class:
Net Assets	$725,056,821
Shares Outstanding	51,324,251
Net Asset Value Per Share	$ 14.127
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$602,767,167
Distributable earnings/(accumulated loss)	122,369,148
TOTAL NET ASSETS	$725,136,315
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,142,202
Dividends from unaffiliated investments	5,259
6,147,461
EXPENSES:
Distribution fees-Service Class	1,786,950
Management fees	1,644,226
Shareholder servicing fees	207,315
Accounting and administration expenses	111,133
Professional fees	35,666
Reports and statements to shareholders	28,161
Trustees’ fees and expenses	15,102
Custodian fees	13,609
Consulting fees	3,413
Pricing fees	246
Other	11,565
3,857,386
Less:
Management fees waived	(35,744)
Expenses reimbursed	(283,234)
Total operating expenses	3,538,408
NET INVESTMENT INCOME	2,609,053
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	20,608,634
Sale of unaffiliated investments	20
Distributions from affiliated investment companies	19,749,087
Futures contracts	5,273,201
Net realized gain	45,630,942
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	58,356,820
Futures contracts	(1,154,063)
Net change in unrealized appreciation (depreciation)	57,202,757
NET REALIZED AND UNREALIZED GAIN	102,833,699
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,442,752
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,609,053	$ 3,654,514
Net realized gain (loss)	45,630,942	(13,218,284)
Net change in unrealized appreciation (depreciation)	57,202,757	101,423,612
Net increase in net assets resulting from operations	105,442,752	91,859,842
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(12,856)	(2,219)
Service Class	(116,124,751)	(10,851,156)
	(116,137,607)	(10,853,375)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,873	26,587
Service Class	66,423,338	78,294,036
Reinvestment of dividends and distributions:
Standard Class	12,856	2,219
Service Class	116,124,751	10,851,156
	182,564,818	89,173,998
Cost of shares redeemed:
Standard Class	(65,080)	(30,027)
Service Class	(122,909,623)	(98,928,911)
	(122,974,703)	(98,958,938)
Increase (decrease) in net assets derived from capital share transactions	59,590,115	(9,784,940)
NET INCREASE IN NET ASSETS	48,895,260	71,221,527
NET ASSETS:
Beginning of year	676,241,055	605,019,528
End of year	$ 725,136,315	$676,241,055
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.479	$ 13.009	$ 11.865	$ 13.275	$ 11.780
Income (loss) from investment operations:
Net investment income[2]	0.098	0.105	0.111	0.135	0.110
Net realized and unrealized gain (loss)	2.216	1.631	1.588	(1.348)	1.559
Total from investment operations	2.314	1.736	1.699	(1.213)	1.669
Less dividends and distributions from:
Net investment income	(0.379)	(0.266)	(0.103)	(0.197)	(0.174)
Net realized gain	(2.264)	—	(0.452)	—	—
Total dividends and distributions	(2.643)	(0.266)	(0.555)	(0.197)	(0.174)
Net asset value, end of period	$ 14.150	$ 14.479	$ 13.009	$ 11.865	$ 13.275
Total return[3]	16.24%	13.37%	14.56%	(9.14%)	14.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 79	$ 123	$ 110	$ 88	$ 127
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.51%	0.97%	0.96%
Ratio of net investment income to average net assets	0.61%	0.88%	0.88%	0.98%	0.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.56%	0.82%	0.62%	0.26%	0.18%
Portfolio turnover	13%	22%	9%	3%	4%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/21	12/31/20 [1]	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 14.463	$ 13.000	$ 11.860	$ 13.270	$ 11.778
Income (loss) from investment operations:
Net investment income[2]	0.058	0.075	0.079	0.100	0.079
Net realized and unrealized gain (loss)	2.213	1.622	1.587	(1.343)	1.556
Total from investment operations	2.271	1.697	1.666	(1.243)	1.635
Less dividends and distributions from:
Net investment income	(0.343)	(0.234)	(0.074)	(0.167)	(0.143)
Net realized gain	(2.264)	—	(0.452)	—	—
Total dividends and distributions	(2.607)	(0.234)	(0.526)	(0.167)	(0.143)
Net asset value, end of period	$ 14.127	$ 14.463	$ 13.000	$ 11.860	$ 13.270
Total return[3]	15.95%	13.08%	14.28%	(9.36%)	13.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$725,057	$676,118	$604,909	$469,803	$401,354
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.76%	1.22%	1.21%
Ratio of net investment income to average net assets	0.36%	0.63%	0.63%	0.73%	0.64%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.31%	0.57%	0.37%	0.01%	(0.07%)
Portfolio turnover	13%	22%	9%	3%	4%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average
LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	2024	Total
LIAC	$ 215,573	$ 307,726	$ 283,234	$ 806,533
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$41,561
Legal	6,720
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,042 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 29,188
Management fees payable to LIAC	135,315
Distribution fees payable to LFD	150,333
Shareholder servicing fees payable to Lincoln Life	17,441
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.89%@
Equity Funds-95.89%@
✧✧LVIP SSGA Mid-Cap Index Fund	$126,183,792	$24,270,666	$ 29,408,885	$ 2,430,873	$20,697,986	$144,174,432	9,505,797	$1,514,751	$ 4,662,463
✧✧LVIP SSGA Small-Cap Index Fund	522,524,447	62,657,898	89,855,912	18,177,761	37,658,834	551,163,028	13,905,617	4,627,451	15,086,624
Total	$ 648,708,239	$ 86,928,564	$119,264,797	$ 20,608,634	$ 58,356,820	$ 695,337,460		$ 6,142,202	$ 19,749,087

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 86,928,564
Sales	119,264,797
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$516,542,451
Aggregate unrealized appreciation of investments and derivatives	$207,205,671
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$207,205,671
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$695,337,460	$—	$—	$695,337,460
Unaffiliated Investment Company	28,410,662	—	—	28,410,662
Total Investments	$723,748,122	$—	$—	$723,748,122
Derivatives:
Assets:
Futures Contract	$ 52,454	$—	$—	$ 52,454
Liabilities:
Futures Contract	$ (204,819)	$—	$—	$ (204,819)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$50,740,426	$10,853,375
Long-term capital gains	65,397,181	—
Total	$116,137,607	$10,853,375
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 20,011,319
Undistributed long-term capital gains	7,747,135
Other temporary differences	(112,594,977)
Net unrealized appreciation	207,205,671
Distributable earnings/(accumulated loss)	$ 122,369,148
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	239	2,403
Service Class	4,166,803	7,119,689
Shares reinvested:
Standard Class	900	155
Service Class	8,155,150	759,964
	12,323,092	7,882,211
Shares redeemed:
Standard Class	(4,021)	(2,532)
Service Class	(7,745,292)	(7,664,918)
	(7,749,313)	(7,667,450)
Net increase	4,573,779	214,761
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$52,454	Variation margin due to broker on futures contracts	$(204,819)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,273,201	$(1,154,063)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$28,792,178	$—
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Small Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approved Managed Volatility Sleeve-Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA SMID Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA SMID Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund–23

LVIP T. Rowe Price Target Date Funds
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Target Date Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates, Inc.
The LVIP T. Rowe Price 2010 Fund returned 8.61% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2010 Index1, returned 6.54%.
The LVIP T. Rowe Price 2020 Fund returned 10.23% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2020 Index2, returned 8.76%.
The LVIP T. Rowe Price 2030 Fund returned 13.60% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2030 Index3, returned 12.61%.
The LVIP T. Rowe Price 2040 Fund returned 16.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2040 Index4, returned 16.55%.
The LVIP T. Rowe Price 2050 Fund returned 18.01% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2050 Index5, returned 17.99%.
The LVIP T. Rowe Price 2060 Fund returned 18.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the S&P Target Date 2060 Index6, returned 18.05%.
Even though the coronavirus pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered facilitated by the rollout of coronavirus vaccines and some federal fiscal relief and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.
Developed European stocks were broadly positive but largely lagged U.S. shares. Markets advanced during the year, overcoming a variety of challenges, including pandemic headwinds, elevated inflation, labor shortages, and inconsistent central bank policies. Austrian shares led the way, but equities in the Netherlands, Norway, and Sweden also rose substantially. Although in positive territory for the year, Portugal, Spain, and Belgium gained the least.
Returns in developed Asian markets were mixed. Japanese shares trended up notably after the general election of a new prime minister at the end of September but ended the year with only modest gains. Australian equity gains were solid, while New Zealand shares slumped significantly. Hong Kong equities also declined, due in part to the Chinese government’s regulatory crackdown in certain sectors, as well as concerns about some highly indebted firms in the Chinese property market.
Stocks in emerging markets fell, considerably lagging their developed market counterparts. Currency weakness versus the U.S. dollar muted returns to USD-based investors. Emerging Asian markets were widely mixed. India, Taiwan, and Vietnam were up substantially. On the other hand, Chinese shares fell sharply amid the government’s regulatory crackdown in certain sectors, as well as concerns about the property market. Chinese domestic market A shares rose, however. Stocks in emerging Europe appreciated, led by the Czech Republic. Russian shares also gained, boosted substantially by higher oil prices. Turkish equities suffered, as the lira weakened. The Latin America region overall declined, but several countries, including markets in Mexico and Argentina, rose considerably. Conversely, Peru and Brazil posted dramatic losses
Within the fixed income universe, domestic bond returns were mixed, with investment-grade debt declining while high yield debt advanced. Rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. Bonds in developed non-U.S. markets declined in U.S. dollar terms, as a stronger U.S. dollar versus the yen, the euro, and other currencies reduced local returns to U.S. investors. Emerging markets bonds also declined, as bond yields increased and many emerging countries raised short-term interest rates in an attempt to stem inflation. Local currency issues fared worse than dollar-denominated debt, as most emerging markets currencies declined against the dollar.
The Funds’ outperformed their respective S&P Target Date Indices for the one-year period ended December 31, 2021. Glide path construction was a notable contributor for the period, with the portfolios’ higher equity exposures and lower cash allocations relative to the benchmark series adding value in a period of strong performance for stocks. Structural composition also added value, driven by the Funds’ larger relative allocation to domestic equities. The Funds’ larger allocations to large-cap stocks relative to the prospectus benchmarks also proved beneficial. Conversely, tactical allocation decisions weighed on relative results. An overweight to emerging markets equities relative to developed markets equities detracted as emerging markets equities turned sharply lower during the latter half of the period. Overall, security selection within the underlying strategies detracted, most notably within the allocations to U.S. large-cap growth, international developed growth, and emerging markets equities.
Portfolio Managers:
T. Rowe Price Associates, Inc.:	Wyatt Lee Kimberly E. DeDominicis Andrew Jacobs van Merlen
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Target Date Funds–1

LVIP T. Rowe Price Target Date Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2010 Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2010 Fund shares on December 31, 2011. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,867 for the Standard Class shares and to $18,401 for the Service Class shares. For comparison, look at how the S&P Target Date 2010 Index did over the same period. The same $10,000 investment would have increased to $18,866 for S&P Target Date 2010 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 8.61%
Five Years	+ 8.19%
Ten Years	+ 6.55%
Service Class Shares
One Year	+ 8.33%
Five Years	+ 7.92%
Ten Years	+ 6.29%
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2011. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,170 for the Standard Class shares and to $19,671 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $21,850 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 10.23%
Five Years	+ 9.45%
Ten Years	+ 7.27%
Service Class Shares
One Year	+ 9.95%
Five Years	+ 9.18%
Ten Years	+ 7.00%

LVIP T. Rowe Price Target Date Funds–2

LVIP T. Rowe Price Target Date Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2011. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,641 for the Standard Class shares and to $21,106 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $25,551 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.60%
Five Years	+ 10.89%
Ten Years	+ 8.03%
Service Class Shares
One Year	+ 13.31%
Five Years	+ 10.62%
Ten Years	+ 7.76%
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2011. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,042 for the Standard Class shares and to $22,474 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $28,887 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 16.93%
Five Years	+ 12.17%
Ten Years	+ 8.71%
Service Class Shares
One Year	+ 16.64%
Five Years	+ 11.89%
Ten Years	+ 8.43%

LVIP T. Rowe Price Target Date Funds–3

LVIP T. Rowe Price Target Date Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on December 31, 2011. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,158 for the Standard Class shares and to $23,549 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $30,589 for S&P Target Date 2050 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 18.01%
Five Years	+ 13.10%
Ten Years	+ 9.22%
Service Class Shares
One Year	+ 17.70%
Five Years	+ 12.80%
Ten Years	+ 8.94%
LVIP T. Rowe Price 2060 Fund
Growth of $10,000 invested 5/1/20 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2060 Fund shares on 5/1/20 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,912 for the Standard Class shares and to $15,845 for the Service Class shares. For comparison, look at how the S&P Target Date 2060 Index did over the same period. The same $10,000 investment would have increased to $15,423. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 18.69%
Inception (5/1/20)	+ 32.04%
Service Class Shares
One Year	+ 18.39%
Inception (5/1/20)	+ 31.71%
1. The S&P Target Date 2010 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2010 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2. The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

LVIP T. Rowe Price Target Date Funds–4

LVIP T. Rowe Price Target Date Funds
2021 Annual Report Commentary (unaudited) (continued)
3. The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4. The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5. The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
6. The S&P Target Date 2060 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2060 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
LVIP T. Rowe Price Target Date Funds–5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP T. Rowe Price 2010 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,025.20	0.27%	$1.38
Service Class Shares	1,000.00	1,023.90	0.52%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,028.60	0.24%	$1.23
Service Class Shares	1,000.00	1,027.30	0.49%	2.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50

LVIP T. Rowe Price Target Date Funds–6

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,037.00	0.25%	$1.28
Service Class Shares	1,000.00	1,035.60	0.50%	2.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,045.40	0.26%	$1.34
Service Class Shares	1,000.00	1,044.10	0.51%	2.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,048.10	0.27%	$1.39
Service Class Shares	1,000.00	1,046.70	0.52%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65
LVIP T. Rowe Price 2060 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,048.40	0.27%	$1.39
Service Class Shares	1,000.00	1,047.10	0.52%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP T. Rowe Price Target Date Funds–7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP T. Rowe Price 2010 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	46.01%
Investment Companies	46.01%
Equity Funds	18.00%
Fixed Income Fund	21.43%
International Equity Fund	6.58%
Unaffiliated Investments	54.22%
Investment Companies	54.22%
Equity Funds	15.53%
Fixed Income Funds	22.90%
International Equity Funds	5.87%
International Fixed Income Funds	7.54%
Money Market Fund	2.38%
Total Investments	100.23%
Liabilities Net of Receivables and Other Assets	(0.23%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	60.24%
Investment Companies	60.24%
Equity Funds	20.83%
Fixed Income Funds	31.82%
International Equity Fund	7.59%
Unaffiliated Investments	40.82%
Investment Companies	40.82%
Equity Funds	18.20%
Fixed Income Funds	7.11%
International Equity Funds	6.90%
International Fixed Income Funds	6.88%
Money Market Fund	1.73%
Total Investments	101.06%
Liabilities Net of Receivables and Other Assets	(1.06%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	52.52%
Investment Companies	52.52%
Equity Funds	28.77%
Fixed Income Fund	13.44%
International Equity Fund	10.31%
Unaffiliated Investments	47.75%
Investment Companies	47.75%
Equity Funds	24.48%
Fixed Income Funds	7.75%
International Equity Funds	9.25%
International Fixed Income Funds	4.04%
Money Market Fund	2.23%
Total Investments	100.27%
Liabilities Net of Receivables and Other Assets	(0.27%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–8

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.07%
Investment Companies	53.07%
Equity Funds	36.33%
Fixed Income Fund	4.00%
International Equity Fund	12.74%
Unaffiliated Investments	47.61%
Investment Companies	47.61%
Equity Funds	30.12%
Fixed Income Funds	2.92%
International Equity Funds	11.36%
International Fixed Income Funds	1.15%
Money Market Fund	2.06%
Total Investments	100.68%
Liabilities Net of Receivables and Other Assets	(0.68%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	52.65%
Investment Companies	52.65%
Equity Funds	38.18%
Fixed Income Fund	0.97%
International Equity Fund	13.50%
Unaffiliated Investments	47.57%
Investment Companies	47.57%
Equity Funds	31.84%
Fixed Income Funds	1.77%
International Equity Funds	12.15%
International Fixed Income Fund	0.35%
Money Market Fund	1.46%
Total Investments	100.22%
Liabilities Net of Receivables and Other Assets	(0.22%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2060 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	52.50%
Investment Companies	52.50%
Equity Funds	38.23%
Fixed Income Fund	0.60%
International Equity Fund	13.67%
Unaffiliated Investments	47.59%
Investment Companies	47.59%
Equity Funds	32.24%
Fixed Income Funds	1.09%
International Equity Funds	11.79%
International Fixed Income Fund	0.04%
Money Market Fund	2.43%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–9

LVIP T. Rowe Price 2010 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–46.01%
INVESTMENT COMPANIES–46.01%
Equity Funds–18.00%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	32,421	$ 491,723
LVIP SSGA S&P 500 Index Fund	137,513	4,137,083
LVIP SSGA Small-Cap Index Fund	11,104	440,130
		5,068,936
Fixed Income Fund–21.43%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	522,539	6,033,236
		6,033,236
International Equity Fund–6.58%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	165,014	1,851,128
		1,851,128
Total Affiliated Investments (Cost $7,559,945)		12,953,300

UNAFFILIATED INVESTMENTS–54.22%
INVESTMENT COMPANIES–54.22%
Equity Funds–15.53%
**T. Rowe Price Emerging Markets Value Stock Fund	21,534	318,694
**T. Rowe Price Growth Stock Fund	10,962	1,165,705
**T. Rowe Price Mid-Cap Growth Fund	2,259	265,262
**T. Rowe Price Mid-Cap Value Fund	7,688	258,404
**T. Rowe Price New Horizons Fund	2,494	192,138
**T. Rowe Price Real Assets Fund	23,084	351,566
**T. Rowe Price Small-Cap Value Fund	4,391	271,001
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	32,475	$ 1,548,747
		4,371,517
Fixed Income Funds–22.90%
**T. Rowe Price High Yield Fund	232,592	1,546,739
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	830,767	4,386,449
**T. Rowe Price U.S. Treasury Long-Term Fund	44,035	513,890
		6,447,078
International Equity Funds–5.87%
**T. Rowe Price Emerging Markets Stock Fund	9,819	445,394
**T. Rowe Price International Stock Fund	25,659	509,069
**T. Rowe Price International Value Equity Fund	44,896	697,685
		1,652,148
International Fixed Income Funds–7.54%
**T. Rowe Price Emerging Markets Bond Fund	98,171	1,060,247
**T. Rowe Price International Bond Fund	107,403	1,064,362
		2,124,609
Money Market Fund–2.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	670,965	670,965
		670,965
Total Unaffiliated Investments (Cost $13,758,048)		15,266,317

TOTAL INVESTMENTS–100.23% (Cost $21,317,993)	28,219,617
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.23%)	(65,709)
NET ASSETS APPLICABLE TO 2,610,870 SHARES OUTSTANDING–100.00%	$28,153,908

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–10

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–60.24%
INVESTMENT COMPANIES–60.24%
Equity Funds–20.83%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	166,195	$ 2,520,676
LVIP SSGA S&P 500 Index Fund	676,952	20,366,108
LVIP SSGA Small-Cap Index Fund	56,914	2,255,866
		25,142,650
Fixed Income Funds–31.82%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,126,969	24,557,988
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,624,437	13,857,026
		38,415,014
International Equity Fund–7.59%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	816,043	9,154,370
		9,154,370
Total Affiliated Investments (Cost $46,719,398)		72,712,034

UNAFFILIATED INVESTMENTS–40.82%
INVESTMENT COMPANIES–40.82%
Equity Funds–18.20%
**T. Rowe Price Emerging Markets Value Stock Fund	106,512	1,576,372
**T. Rowe Price Growth Stock Fund	56,100	5,965,674
**T. Rowe Price Mid-Cap Growth Fund	10,876	1,276,970
**T. Rowe Price Mid-Cap Value Fund	41,656	1,400,053
**T. Rowe Price New Horizons Fund	12,025	926,286
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Real Assets Fund	126,299	$ 1,923,535
**T. Rowe Price Small-Cap Value Fund	21,007	1,296,571
**T. Rowe Price Value Fund	159,461	7,604,698
		21,970,159
Fixed Income Funds–7.11%
**T. Rowe Price High Yield Fund	919,256	6,113,053
**T. Rowe Price U.S. Treasury Long-Term Fund	211,618	2,469,585
		8,582,638
International Equity Funds–6.90%
**T. Rowe Price Emerging Markets Stock Fund	50,992	2,312,996
**T. Rowe Price International Stock Fund	134,633	2,671,126
**T. Rowe Price International Value Equity Fund	214,989	3,340,924
		8,325,046
International Fixed Income Funds–6.88%
**T. Rowe Price Emerging Markets Bond Fund	383,169	4,138,221
**T. Rowe Price International Bond Fund	420,210	4,164,280
		8,302,501
Money Market Fund–1.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	2,094,625	2,094,625
		2,094,625
Total Unaffiliated Investments (Cost $42,892,485)		49,274,969

TOTAL INVESTMENTS–101.06% (Cost $89,611,883)	121,987,003
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.06%)	(1,273,968)
NET ASSETS APPLICABLE TO 10,598,744 SHARES OUTSTANDING–100.00%	$120,713,035

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–11

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–52.52%
INVESTMENT COMPANIES–52.52%
Equity Funds–28.77%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	358,357	$ 5,435,201
LVIP SSGA S&P 500 Index Fund	1,528,859	45,995,717
LVIP SSGA Small-Cap Index Fund	126,096	4,997,954
		56,428,872
Fixed Income Fund–13.44%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,282,133	26,349,512
		26,349,512
International Equity Fund–10.31%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,803,309	20,229,514
		20,229,514
Total Affiliated Investments (Cost $51,732,399)		103,007,898

UNAFFILIATED INVESTMENTS–47.75%
INVESTMENT COMPANIES–47.75%
Equity Funds–24.48%
✧✧T. Rowe Price Emerging Markets Value Stock Fund	237,626	3,516,870
**T. Rowe Price Growth Stock Fund	121,851	12,957,691
**T. Rowe Price Mid-Cap Growth Fund	23,335	2,739,791
**T. Rowe Price Mid-Cap Value Fund	87,380	2,936,830
**T. Rowe Price New Horizons Fund	27,996	2,156,499
**T. Rowe Price Real Assets Fund	272,240	4,146,219
**T. Rowe Price Small-Cap Value Fund	46,152	2,848,477
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	350,549	$ 16,717,677
		48,020,054
Fixed Income Funds–7.75%
**T. Rowe Price High Yield Fund	802,518	5,336,744
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	939,883	4,962,584
**T. Rowe Price U.S. Treasury Long-Term Fund	420,061	4,902,109
		15,201,437
International Equity Funds–9.25%
**T. Rowe Price Emerging Markets Stock Fund	110,300	5,003,222
**T. Rowe Price International Stock Fund	291,266	5,778,708
**T. Rowe Price International Value Equity Fund	473,093	7,351,869
		18,133,799
International Fixed Income Funds–4.04%
**T. Rowe Price Emerging Markets Bond Fund	317,147	3,425,192
**T. Rowe Price International Bond Fund	453,756	4,496,716
		7,921,908
Money Market Fund–2.23%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	4,368,835	4,368,835
		4,368,835
Total Unaffiliated Investments (Cost $81,507,390)		93,646,033

TOTAL INVESTMENTS–100.27% (Cost $133,239,789)	196,653,931
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.27%)	(527,800)
NET ASSETS APPLICABLE TO 14,923,076 SHARES OUTSTANDING–100.00%	$196,126,131

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–12

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.07%
INVESTMENT COMPANIES–53.07%
Equity Funds–36.33%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	364,771	$ 5,532,479
LVIP SSGA S&P 500 Index Fund	1,528,638	45,989,076
LVIP SSGA Small-Cap Index Fund	132,731	5,260,956
		56,782,511
Fixed Income Fund–4.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	542,244	6,260,747
		6,260,747
International Equity Fund–12.74%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,775,523	19,917,815
		19,917,815
Total Affiliated Investments (Cost $35,532,538)		82,961,073

UNAFFILIATED INVESTMENTS–47.61%
INVESTMENT COMPANIES–47.61%
Equity Funds–30.12%
**T. Rowe Price Emerging Markets Value Stock Fund	227,999	3,374,384
**T. Rowe Price Growth Stock Fund	119,076	12,662,546
**T. Rowe Price Mid-Cap Growth Fund	21,902	2,571,466
**T. Rowe Price Mid-Cap Value Fund	82,633	2,777,310
**T. Rowe Price New Horizons Fund	26,558	2,045,778
**T. Rowe Price Real Assets Fund	259,375	3,950,284
**T. Rowe Price Small-Cap Value Fund	45,622	2,815,806
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	353,975	$ 16,881,058
		47,078,632
Fixed Income Funds–2.92%
**T. Rowe Price High Yield Fund	150,188	998,750
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	275,793	1,456,189
**T. Rowe Price U.S. Treasury Long-Term Fund	180,743	2,109,267
		4,564,206
International Equity Funds–11.36%
**T. Rowe Price Emerging Markets Stock Fund	109,243	4,955,237
**T. Rowe Price International Stock Fund	279,058	5,536,508
**T. Rowe Price International Value Equity Fund	467,806	7,269,712
		17,761,457
International Fixed Income Funds–1.15%
**T. Rowe Price Emerging Markets Bond Fund	46,406	501,189
**T. Rowe Price International Bond Fund	130,926	1,297,472
		1,798,661
Money Market Fund–2.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	3,221,024	3,221,024
		3,221,024
Total Unaffiliated Investments (Cost $62,996,683)		74,423,980

TOTAL INVESTMENTS–100.68% (Cost $98,529,221)	157,385,053
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.68%)	(1,069,556)
NET ASSETS APPLICABLE TO 11,986,003 SHARES OUTSTANDING–100.00%	$156,315,497

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–13

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–52.65%
INVESTMENT COMPANIES–52.65%
Equity Funds–38.18%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	199,284	$ 3,022,535
LVIP SSGA S&P 500 Index Fund	840,936	25,299,573
LVIP SSGA Small-Cap Index Fund	72,093	2,857,474
		31,179,582
Fixed Income Fund–0.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	68,298	788,568
		788,568
International Equity Fund–13.50%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	983,141	11,028,878
		11,028,878
Total Affiliated Investments (Cost $22,774,637)		42,997,028

UNAFFILIATED INVESTMENTS–47.57%
INVESTMENT COMPANIES–47.57%
Equity Funds–31.84%
**T. Rowe Price Emerging Markets Value Stock Fund	131,222	1,942,093
**T. Rowe Price Growth Stock Fund	66,778	7,101,162
**T. Rowe Price Mid-Cap Growth Fund	11,815	1,387,205
**T. Rowe Price Mid-Cap Value Fund	46,136	1,550,642
**T. Rowe Price New Horizons Fund	13,943	1,074,053
**T. Rowe Price Real Assets Fund	141,884	2,160,886
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	24,948	$ 1,539,805
**T. Rowe Price Value Fund	194,017	9,252,648
		26,008,494
Fixed Income Funds–1.77%
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	146,452	773,266
**T. Rowe Price U.S. Treasury Long-Term Fund	57,214	667,682
		1,440,948
International Equity Funds–12.15%
**T. Rowe Price Emerging Markets Stock Fund	58,712	2,663,176
**T. Rowe Price International Stock Fund	159,555	3,165,575
**T. Rowe Price International Value Equity Fund	263,653	4,097,166
		9,925,917
International Fixed Income Fund–0.35%
**T. Rowe Price International Bond Fund	28,756	284,971
		284,971
Money Market Fund–1.46%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	1,195,662	1,195,662
		1,195,662
Total Unaffiliated Investments (Cost $32,422,449)		38,855,992

TOTAL INVESTMENTS–100.22% (Cost $55,197,086)	81,853,020
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.22%)	(176,315)
NET ASSETS APPLICABLE TO 5,886,881 SHARES OUTSTANDING–100.00%	$81,676,705

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price 2060 Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–52.50%
INVESTMENT COMPANIES–52.50%
Equity Funds–38.23%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	13,155	$ 199,528
LVIP SSGA S&P 500 Index Fund	57,915	1,742,371
LVIP SSGA Small-Cap Index Fund	5,021	198,991
		2,140,890
Fixed Income Fund–0.60%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,890	33,373
		33,373
International Equity Fund–13.67%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	68,230	765,403
		765,403
Total Affiliated Investments (Cost $2,618,205)		2,939,666

UNAFFILIATED INVESTMENTS–47.59%
INVESTMENT COMPANIES–47.59%
Equity Funds–32.24%
**T. Rowe Price Emerging Markets Value Stock Fund	12,258	181,417
**T. Rowe Price Growth Stock Fund	4,519	480,510
**T. Rowe Price Mid-Cap Growth Fund	767	90,029
**T. Rowe Price Mid-Cap Value Fund	2,990	100,513
**T. Rowe Price New Horizons Fund	918	70,693
**T. Rowe Price Real Assets Fund	9,639	146,803
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	1,624	$ 100,249
**T. Rowe Price Value Fund	13,322	635,332
		1,805,546
Fixed Income Funds–1.09%
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	9,510	50,211
**T. Rowe Price U.S. Treasury Long-Term Fund	920	10,737
		60,948
International Equity Funds–11.79%
**T. Rowe Price Emerging Markets Stock Fund	3,305	149,898
**T. Rowe Price International Stock Fund	11,183	221,873
**T. Rowe Price International Value Equity Fund	18,544	288,177
		659,948
International Fixed Income Fund–0.04%
**T. Rowe Price International Bond Fund	258	2,559
		2,559
Money Market Fund–2.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	135,969	135,969
		135,969
Total Unaffiliated Investments (Cost $2,585,133)		2,664,970

TOTAL INVESTMENTS–100.09% (Cost $5,203,338)	5,604,636
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(5,092)
NET ASSETS APPLICABLE TO 372,687 SHARES OUTSTANDING–100.00%	$5,599,544

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–15

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2021
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
ASSETS:
Unaffiliated investments, at value	$15,266,317	$ 49,274,969	$ 93,646,033	$ 74,423,980	$38,855,992	$2,664,970
Affiliated investments, at value	12,953,300	72,712,034	103,007,898	82,961,073	42,997,028	2,939,666
Dividends and interest receivable	177,882	569,681	220,858	32,729	11,215	598
Receivable for securities sold	75,000	500,000	500,000	—	—	—
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,729	5,593	3,631	3,205	4,588	8,701
Receivable for fund shares sold	3,361	6,790	6,982,090	158,841	20,697	32,895
Prepaid expenses	88	379	605	480	250	16
TOTAL ASSETS	28,481,677	123,069,446	204,361,115	157,580,308	81,889,770	5,646,846
LIABILITIES:
Payable for securities purchased	177,166	568,150	222,439	33,210	11,198	20,592
Payable for fund shares redeemed	118,684	1,735,647	7,942,465	1,168,331	156,676	14
Other accrued expenses payable	25,186	25,593	25,890	25,679	25,361	25,189
Due to manager and affiliates	6,733	27,021	44,190	37,591	19,830	1,507
TOTAL LIABILITIES	327,769	2,356,411	8,234,984	1,264,811	213,065	47,302
TOTAL NET ASSETS	$28,153,908	$120,713,035	$196,126,131	$156,315,497	$81,676,705	$5,599,544
Unaffiliated investments, at cost	$13,758,048	$ 42,892,485	$ 81,507,390	$ 62,996,683	$32,422,449	$2,585,133
Affiliated investments, at cost	7,559,945	46,719,398	51,732,399	35,532,538	22,774,637	2,618,205
Standard Class:
Net Assets	$21,024,921	$100,543,263	$158,689,626	$113,549,533	$57,814,525	$5,126,912
Shares Outstanding	1,949,149	8,826,619	12,072,514	8,697,266	4,161,132	341,199
Net Asset Value Per Share	$ 10.787	$ 11.391	$ 13.145	$ 13.056	$ 13.894	$ 15.026
Service Class:
Net Assets	$ 7,128,987	$ 20,169,772	$ 37,436,505	$ 42,765,964	$23,862,180	$ 472,632
Shares Outstanding	661,721	1,772,125	2,850,562	3,288,737	1,725,749	31,488
Net Asset Value Per Share	$ 10.773	$ 11.382	$ 13.133	$ 13.004	$ 13.827	$ 15.010
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$22,446,344	$ 90,000,813	$134,921,344	$102,873,398	$55,808,218	$5,142,019
Distributable earnings/(accumulated loss)	5,707,564	30,712,222	61,204,787	53,442,099	25,868,487	457,525
TOTAL NET ASSETS	$28,153,908	$120,713,035	$196,126,131	$156,315,497	$81,676,705	$5,599,544
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–16

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 374,768	$ 884,795	$ 1,330,066	$ 741,657	$ 353,157	$ 21,679
Dividends from affiliated investments	222,886	1,506,380	1,672,500	1,272,265	657,265	40,936
	597,654	2,391,175	3,002,566	2,013,922	1,010,422	62,615
EXPENSES:
Management fees	53,197	234,793	364,262	283,766	147,482	5,752
Accounting and administration expenses	46,249	52,871	57,436	54,523	49,616	44,506
Professional fees	26,492	27,716	28,663	28,110	27,165	26,178
Distribution fees-Service Class	18,024	51,099	91,895	102,721	56,717	955
Shareholder servicing fees	8,120	35,837	55,598	43,312	22,510	878
Consulting fees	2,358	2,416	2,453	2,428	2,388	2,337
Reports and statements to shareholders	2,046	3,394	4,823	4,539	3,782	1,551
Custodian fees	917	1,377	1,567	1,353	1,361	1,217
Pricing fees	606	606	606	601	552	433
Trustees’ fees and expenses	592	2,636	4,027	3,129	1,625	54
Other	2,362	3,243	3,792	3,486	2,905	2,185
	160,963	415,988	615,122	527,968	316,103	86,046
Less:
Expenses reimbursed	(67,344)	(68,308)	(43,934)	(36,937)	(49,806)	(76,917)
Total operating expenses	93,619	347,680	571,188	491,031	266,297	9,129
NET INVESTMENT INCOME	504,035	2,043,495	2,431,378	1,522,891	744,125	53,486
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	504,420	5,909,616	4,152,686	1,098,188	336,156	(3,439)
Sale of unaffiliated investments	192,040	1,626,057	2,177,759	1,564,205	773,103	(2,284)
Distributions from affiliated investment companies	113,736	677,930	1,113,558	1,014,578	553,491	29,728
Distributions from unaffiliated investment companies	456,128	2,091,775	4,532,827	4,350,444	2,373,584	150,388
Net realized gain	1,266,324	10,305,378	11,976,830	8,027,415	4,036,334	174,393
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	388,568	(103,709)	7,536,980	10,731,634	6,234,014	214,476
Unaffiliated investments	135,577	(226,622)	2,125,980	2,582,447	1,490,152	(23,774)
Net change in unrealized appreciation (depreciation)	524,145	(330,331)	9,662,960	13,314,081	7,724,166	190,702
NET REALIZED AND UNREALIZED GAIN	1,790,469	9,975,047	21,639,790	21,341,496	11,760,500	365,095
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,294,504	$12,018,542	$24,071,168	$22,864,387	$12,504,625	$418,581
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–17

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 504,035	$ 364,769	$ 2,043,495	$ 1,623,865	$ 2,431,378	$ 2,104,911
Net realized gain	1,266,324	868,441	10,305,378	3,553,919	11,976,830	3,295,881
Net change in unrealized appreciation (depreciation)	524,145	1,741,104	(330,331)	9,118,690	9,662,960	18,258,458
Net increase in net assets resulting from operations	2,294,504	2,974,314	12,018,542	14,296,474	24,071,168	23,659,250
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,096,110)	(827,125)	(5,375,008)	(4,327,747)	(5,456,341)	(5,199,645)
Service Class	(355,594)	(279,236)	(1,003,202)	(832,851)	(1,200,478)	(1,130,541)
	(1,451,704)	(1,106,361)	(6,378,210)	(5,160,598)	(6,656,819)	(6,330,186)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,361,853	4,589,935	13,683,698	34,856,621	32,019,322	33,877,855
Service Class	792,890	810,273	2,068,958	1,625,123	2,797,742	2,516,401
Reinvestment of dividends and distributions:
Standard Class	1,096,110	827,125	5,375,008	4,327,747	5,456,341	5,199,645
Service Class	355,594	279,236	1,003,202	832,851	1,200,478	1,130,541
	4,606,447	6,506,569	22,130,866	41,642,342	41,473,883	42,724,442
Cost of shares redeemed:
Standard Class	(3,709,267)	(7,484,874)	(27,386,461)	(41,672,275)	(37,973,880)	(41,101,144)
Service Class	(1,693,407)	(1,836,933)	(5,115,479)	(3,129,243)	(3,951,172)	(3,285,293)
	(5,402,674)	(9,321,807)	(32,501,940)	(44,801,518)	(41,925,052)	(44,386,437)
Increase (decrease) in net assets derived from capital share transactions	(796,227)	(2,815,238)	(10,371,074)	(3,159,176)	(451,169)	(1,661,995)
NET INCREASE (DECREASE) IN NET ASSETS	46,573	(947,285)	(4,730,742)	5,976,700	16,963,180	15,667,069
NET ASSETS:
Beginning of year	28,107,335	29,054,620	125,443,777	119,467,077	179,162,951	163,495,882
End of year	$28,153,908	$28,107,335	$120,713,035	$125,443,777	$196,126,131	$179,162,951
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–18

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended		Year Ended	5/1/20 * to
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,522,891	$ 1,418,487	$ 744,125	$ 698,039	$ 53,486	$ 13,104
Net realized gain	8,027,415	2,718,053	4,036,334	1,426,261	174,393	22,466
Net change in unrealized appreciation (depreciation)	13,314,081	16,263,063	7,724,166	8,930,666	190,702	210,596
Net increase in net assets resulting from operations	22,864,387	20,399,603	12,504,625	11,054,966	418,581	246,166
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,236,827)	(3,328,605)	(2,198,923)	(1,661,204)	(168,121)	(18,117)
Service Class	(1,503,181)	(1,136,012)	(860,515)	(611,438)	(15,489)	(5,495)
	(5,740,008)	(4,464,617)	(3,059,438)	(2,272,642)	(183,610)	(23,612)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,788,531	14,199,029	10,605,801	9,993,940	4,810,591	846,921
Service Class	2,205,543	2,846,795	1,634,215	2,002,986	214,972	222,637
Reinvestment of dividends and distributions:
Standard Class	4,236,827	3,328,605	2,198,923	1,661,204	168,121	18,117
Service Class	1,503,181	1,136,012	860,515	611,438	15,489	5,495
	23,734,082	21,510,441	15,299,454	14,269,568	5,209,173	1,093,170
Cost of shares redeemed:
Standard Class	(20,917,590)	(19,490,362)	(11,410,632)	(10,379,226)	(912,908)	(165,179)
Service Class	(3,023,991)	(2,718,409)	(1,665,086)	(1,359,254)	(79,672)	(2,565)
	(23,941,581)	(22,208,771)	(13,075,718)	(11,738,480)	(992,580)	(167,744)
Increase (decrease) in net assets derived from capital share transactions	(207,499)	(698,330)	2,223,736	2,531,088	4,216,593	925,426
NET INCREASE (DECREASE) IN NET ASSETS	16,916,880	15,236,656	11,668,923	11,313,412	4,451,564	1,147,980
NET ASSETS:
Beginning of year	139,398,617	124,161,961	70,007,782	58,694,370	1,147,980	—
End of year	$156,315,497	$139,398,617	$ 81,676,705	$ 70,007,782	$5,599,544	$1,147,980

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–19

LVIP T. Rowe Price 2010 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 10.471	$ 9.719	$ 10.438	$ 11.902	$ 11.191
Income (loss) from investment operations:
Net investment income[2]	0.204	0.138	0.202	0.189	0.202
Net realized and unrealized gain (loss)	0.696	1.041	1.372	(0.656)	0.873
Total from investment operations	0.900	1.179	1.574	(0.467)	1.075
Less dividends and distributions from:
Net investment income	(0.302)	(0.218)	(0.295)	(0.240)	(0.224)
Net realized gain	(0.282)	(0.209)	(1.998)	(0.757)	(0.140)
Total dividends and distributions	(0.584)	(0.427)	(2.293)	(0.997)	(0.364)
Net asset value, end of period	$ 10.787	$ 10.471	$ 9.719	$ 10.438	$ 11.902
Total return[3]	8.61%	12.29%	15.73%	(4.22%)	9.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,025	$ 20,654	$ 21,367	$ 21,055	$27,961
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.51%	0.54%	0.49%	0.50%	0.47%
Ratio of net investment income to average net assets	1.86%	1.41%	1.88%	1.63%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.14%	1.66%	1.40%	1.55%
Portfolio turnover	8%	23%	22%	74%	29%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–20

LVIP T. Rowe Price 2010 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 10.459	$ 9.709	$ 10.433	$ 11.895	$ 11.186
Income (loss) from investment operations:
Net investment income[2]	0.176	0.113	0.175	0.160	0.172
Net realized and unrealized gain (loss)	0.694	1.039	1.368	(0.654)	0.872
Total from investment operations	0.870	1.152	1.543	(0.494)	1.044
Less dividends and distributions from:
Net investment income	(0.274)	(0.193)	(0.269)	(0.211)	(0.195)
Net realized gain	(0.282)	(0.209)	(1.998)	(0.757)	(0.140)
Total dividends and distributions	(0.556)	(0.402)	(2.267)	(0.968)	(0.335)
Net asset value, end of period	$ 10.773	$ 10.459	$ 9.709	$ 10.433	$ 11.895
Total return[3]	8.33%	12.02%	15.43%	(4.46%)	9.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 7,129	$ 7,453	$ 7,688	$ 7,141	$ 7,849
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.79%	0.74%	0.75%	0.72%
Ratio of net investment income to average net assets	1.61%	1.16%	1.63%	1.38%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.37%	0.89%	1.41%	1.15%	1.30%
Portfolio turnover	8%	23%	22%	74%	29%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–21

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 10.897	$ 10.050	$ 10.458	$ 11.910	$ 11.206
Income (loss) from investment operations:
Net investment income[2]	0.195	0.146	0.210	0.202	0.207
Net realized and unrealized gain (loss)	0.917	1.165	1.681	(0.826)	1.129
Total from investment operations	1.112	1.311	1.891	(0.624)	1.336
Less dividends and distributions from:
Net investment income	(0.339)	(0.246)	(0.293)	(0.218)	(0.231)
Net realized gain	(0.279)	(0.218)	(2.006)	(0.610)	(0.401)
Total dividends and distributions	(0.618)	(0.464)	(2.299)	(0.828)	(0.632)
Net asset value, end of period	$ 11.391	$ 10.897	$ 10.050	$ 10.458	$ 11.910
Total return[3]	10.23%	13.27%	18.93%	(5.58%)	12.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,543	$104,187	$ 99,074	$ 90,847	$105,395
Ratio of expenses to average net assets[4]	0.24%	0.24%	0.24%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.31%	0.32%	0.36%	0.34%
Ratio of net investment income to average net assets	1.69%	1.46%	1.92%	1.72%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.39%	1.84%	1.61%	1.72%
Portfolio turnover	8%	24%	16%	71%	24%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–22

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 10.889	$ 10.045	$ 10.456	$ 11.906	$ 11.204
Income (loss) from investment operations:
Net investment income[2]	0.166	0.121	0.182	0.172	0.178
Net realized and unrealized gain (loss)	0.916	1.162	1.680	(0.824)	1.126
Total from investment operations	1.082	1.283	1.862	(0.652)	1.304
Less dividends and distributions from:
Net investment income	(0.310)	(0.221)	(0.267)	(0.188)	(0.201)
Net realized gain	(0.279)	(0.218)	(2.006)	(0.610)	(0.401)
Total dividends and distributions	(0.589)	(0.439)	(2.273)	(0.798)	(0.602)
Net asset value, end of period	$ 11.382	$ 10.889	$ 10.045	$ 10.456	$ 11.906
Total return[3]	9.95%	12.99%	18.64%	(5.82%)	11.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,170	$ 21,256	$ 20,393	$ 20,132	$ 24,795
Ratio of expenses to average net assets[4]	0.49%	0.49%	0.49%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.56%	0.57%	0.61%	0.59%
Ratio of net investment income to average net assets	1.44%	1.21%	1.67%	1.47%	1.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.14%	1.59%	1.36%	1.47%
Portfolio turnover	8%	24%	16%	71%	24%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–23

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 11.978	$ 10.788	$ 10.447	$ 11.841	$ 10.851
Income (loss) from investment operations:
Net investment income[2]	0.170	0.145	0.200	0.189	0.204
Net realized and unrealized gain (loss)	1.457	1.477	2.026	(1.062)	1.250
Total from investment operations	1.627	1.622	2.226	(0.873)	1.454
Less dividends and distributions from:
Net investment income	(0.299)	(0.241)	(0.263)	(0.204)	(0.231)
Net realized gain	(0.161)	(0.191)	(1.622)	(0.317)	(0.233)
Total dividends and distributions	(0.460)	(0.432)	(1.885)	(0.521)	(0.464)
Net asset value, end of period	$ 13.145	$ 11.978	$ 10.788	$ 10.447	$ 11.841
Total return[3]	13.60%	15.25%	22.15%	(7.59%)	13.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,690	$145,103	$133,104	$112,819	$131,624
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.29%	0.30%	0.35%	0.33%
Ratio of net investment income to average net assets	1.32%	1.36%	1.78%	1.63%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.32%	1.73%	1.53%	1.74%
Portfolio turnover	13%	22%	12%	67%	20%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–24

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 11.969	$ 10.783	$ 10.447	$ 11.838	$ 10.849
Income (loss) from investment operations:
Net investment income[2]	0.138	0.119	0.172	0.160	0.175
Net realized and unrealized gain (loss)	1.454	1.472	2.023	(1.059)	1.249
Total from investment operations	1.592	1.591	2.195	(0.899)	1.424
Less dividends and distributions from:
Net investment income	(0.267)	(0.214)	(0.237)	(0.175)	(0.202)
Net realized gain	(0.161)	(0.191)	(1.622)	(0.317)	(0.233)
Total dividends and distributions	(0.428)	(0.405)	(1.859)	(0.492)	(0.435)
Net asset value, end of period	$ 13.133	$ 11.969	$ 10.783	$ 10.447	$ 11.838
Total return[3]	13.31%	14.97%	21.84%	(7.82%)	13.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 37,437	$ 34,060	$ 30,392	$ 26,121	$ 29,277
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.54%	0.55%	0.60%	0.58%
Ratio of net investment income to average net assets	1.07%	1.11%	1.53%	1.38%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	1.07%	1.48%	1.28%	1.49%
Portfolio turnover	13%	22%	12%	67%	20%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–25

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 11.595	$ 10.290	$ 9.851	$ 11.399	$ 10.337
Income (loss) from investment operations:
Net investment income[2]	0.139	0.124	0.176	0.167	0.200
Net realized and unrealized gain (loss)	1.822	1.562	2.131	(1.122)	1.304
Total from investment operations	1.961	1.686	2.307	(0.955)	1.504
Less dividends and distributions from:
Net investment income	(0.337)	(0.217)	(0.227)	(0.179)	(0.225)
Net realized gain	(0.163)	(0.164)	(1.641)	(0.414)	(0.217)
Total dividends and distributions	(0.500)	(0.381)	(1.868)	(0.593)	(0.442)
Net asset value, end of period	$ 13.056	$ 11.595	$ 10.290	$ 9.851	$ 11.399
Total return[3]	16.93%	16.62%	24.44%	(8.72%)	14.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,550	$102,012	$ 92,296	$ 76,482	$ 87,523
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.26%	0.26%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.31%	0.32%	0.37%	0.36%
Ratio of net investment income to average net assets	1.09%	1.22%	1.65%	1.50%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	1.17%	1.59%	1.39%	1.75%
Portfolio turnover	13%	14%	10%	65%	27%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–26

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 11.552	$ 10.256	$ 9.828	$ 11.372	$ 10.315
Income (loss) from investment operations:
Net investment income[2]	0.107	0.098	0.149	0.139	0.172
Net realized and unrealized gain (loss)	1.813	1.553	2.123	(1.117)	1.300
Total from investment operations	1.920	1.651	2.272	(0.978)	1.472
Less dividends and distributions from:
Net investment income	(0.305)	(0.191)	(0.203)	(0.152)	(0.198)
Net realized gain	(0.163)	(0.164)	(1.641)	(0.414)	(0.217)
Total dividends and distributions	(0.468)	(0.355)	(1.844)	(0.566)	(0.415)
Net asset value, end of period	$ 13.004	$ 11.552	$ 10.256	$ 9.828	$ 11.372
Total return[3]	16.64%	16.34%	24.13%	(8.95%)	14.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 42,766	$ 37,387	$ 31,866	$ 25,678	$ 28,249
Ratio of expenses to average net assets[4]	0.51%	0.51%	0.51%	0.51%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.56%	0.57%	0.62%	0.61%
Ratio of net investment income to average net assets	0.84%	0.97%	1.40%	1.25%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	0.92%	1.34%	1.14%	1.50%
Portfolio turnover	13%	14%	10%	65%	27%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–27

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 12.238	$ 10.838	$ 9.705	$ 10.912	$ 9.514
Income (loss) from investment operations:
Net investment income[2]	0.140	0.129	0.179	0.168	0.187
Net realized and unrealized gain (loss)	2.061	1.674	2.196	(1.093)	1.440
Total from investment operations	2.201	1.803	2.375	(0.925)	1.627
Less dividends and distributions from:
Net investment income	(0.361)	(0.223)	(0.218)	(0.186)	(0.213)
Net realized gain	(0.184)	(0.180)	(1.024)	(0.096)	(0.016)
Total dividends and distributions	(0.545)	(0.403)	(1.242)	(0.282)	(0.229)
Net asset value, end of period	$ 13.894	$ 12.238	$ 10.838	$ 9.705	$ 10.912
Total return[3]	18.01%	16.89%	25.15%	(8.47%)	17.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 57,815	$ 49,732	$ 42,023	$ 31,731	$ 33,407
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.38%	0.40%	0.46%	0.47%
Ratio of net investment income to average net assets	1.03%	1.21%	1.66%	1.54%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.97%	1.10%	1.53%	1.35%	1.63%
Portfolio turnover	12%	19%	6%	62%	34%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–28

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18 [1]	12/31/17
Net asset value, beginning of period	$ 12.184	$ 10.796	$ 9.681	$ 10.884	$ 9.491
Income (loss) from investment operations:
Net investment income[2]	0.105	0.102	0.152	0.140	0.161
Net realized and unrealized gain (loss)	2.049	1.663	2.181	(1.086)	1.435
Total from investment operations	2.154	1.765	2.333	(0.946)	1.596
Less dividends and distributions from:
Net investment income	(0.327)	(0.197)	(0.194)	(0.161)	(0.187)
Net realized gain	(0.184)	(0.180)	(1.024)	(0.096)	(0.016)
Total dividends and distributions	(0.511)	(0.377)	(1.218)	(0.257)	(0.203)
Net asset value, end of period	$ 13.827	$ 12.184	$ 10.796	$ 9.681	$ 10.884
Total return[3]	17.70%	16.61%	24.77%	(8.70%)	16.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 23,862	$ 20,276	$ 16,671	$ 11,952	$ 11,498
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.63%	0.65%	0.71%	0.72%
Ratio of net investment income to average net assets	0.78%	0.96%	1.41%	1.29%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.72%	0.85%	1.28%	1.10%	1.38%
Portfolio turnover	12%	19%	6%	62%	34%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–29

LVIP T. Rowe Price 2060 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Standard Class
	Year Ended 12/31/21	5/1/20 [1] to 12/31/20

Net asset value, beginning of period	$ 13.123	$ 10.000
Income from investment operations:
Net investment income[2]	0.267	0.190
Net realized and unrealized gain	2.186	3.215
Total from investment operations	2.453	3.405
Less dividends and distributions from:
Net investment income	(0.338)	(0.236)
Net realized gain	(0.212)	(0.046)
Total dividends and distributions	(0.550)	(0.282)
Net asset value, end of period	$ 15.026	$ 13.123
Total return[3]	18.69%	34.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 5,127	$ 871
Ratio of expenses to average net assets[4]	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.81%	12.80%
Ratio of net investment income to average net assets	1.80%	2.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.74%)	(10.11%)
Portfolio turnover	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–30

LVIP T. Rowe Price 2060 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Service Class
	Year Ended 12/31/21	5/1/20 [1] to 12/31/20

Net asset value, beginning of period	$ 13.116	$ 10.000
Income from investment operations:
Net investment income[2]	0.227	0.169
Net realized and unrealized gain	2.186	3.213
Total from investment operations	2.413	3.382
Less dividends and distributions from:
Net investment income	(0.307)	(0.220)
Net realized gain	(0.212)	(0.046)
Total dividends and distributions	(0.519)	(0.266)
Net asset value, end of period	$ 15.010	$ 13.116
Total return[3]	18.39%	33.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 473	$ 277
Ratio of expenses to average net assets[4]	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.06%	13.05%
Ratio of net investment income to average net assets	1.55%	2.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.99%)	(10.36%)
Portfolio turnover	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–31

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP T. Rowe Price Target Date Funds–32

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.19% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly.
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Standard Class	0.27%	0.24%	0.25%	0.26%	0.27%	0.27%
Service Class	0.52%	0.49%	0.50%	0.51%	0.52%	0.52%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2021, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2022	2023	2024	Total
LVIP T. Rowe Price 2010 Fund	$46,377	$73,533	$67,344	$ 187,254
LVIP T. Rowe Price 2020 Fund	$49,172	$81,330	$68,308	$ 198,810
LVIP T. Rowe Price 2030 Fund	$37,536	$65,019	$43,934	$ 146,489
LVIP T. Rowe Price 2040 Fund	$38,458	$59,745	$36,937	$ 135,140
LVIP T. Rowe Price 2050 Fund	$43,954	$66,070	$49,806	$ 159,830
LVIP T. Rowe Price 2060 Fund	$ —	$69,558	$76,917	$ 146,475
T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Administrative	$1,627	$7,221	$11,083	$8,622	$4,473	$156
Legal	263	1,168	1,793	1,395	724	25
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP T. Rowe Price Target Date Funds–33

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Printing and mailing	$299	$886	$1,760	$1,821	$1,633	$—
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Expense reimbursement receivable due from LIAC	$5,729	$ 5,593	$ 3,631	$ 3,205	$ 4,588	$8,701
Management fees payable to LIAC	4,531	19,640	31,408	24,861	12,891	828
Distribution fees payable to LFD	1,507	4,257	7,875	8,935	4,971	96
Printing and mailing fees payable to Lincoln Life	3	126	113	—	—	457
Shareholder servicing fees payable to Lincoln Life	692	2,998	4,794	3,795	1,968	126
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP T. Rowe Price Target Date Funds–34

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP T. Rowe Price 2010 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-46.01%@
Equity Funds-18.00%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 510,133	$ 50,839	$ 160,000	$ 51,317	$ 39,434	$ 491,723	32,421	$ 5,182	$ 15,657
✧✧LVIP SSGA S&P 500 Index Fund	3,920,902	231,706	895,000	327,154	552,321	4,137,083	137,513	49,300	62,406
✧✧LVIP SSGA Small-Cap Index Fund	459,767	15,705	85,000	50,158	(500)	440,130	11,104	3,707	11,998
Fixed Income Fund-21.43%@
✧✧LVIP SSGA Bond Index Fund	6,529,675	290,542	520,000	(10,776)	(256,205)	6,033,236	522,539	116,867	23,675
International Equity Fund-6.58%@
✧✧LVIP SSGA International Index Fund	1,758,213	197,830	245,000	86,567	53,518	1,851,128	165,014	47,830	—
Total	$13,178,690	$ 786,622	$1,905,000	$ 504,420	$ 388,568	$12,953,300		$ 222,886	$113,736

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–35

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2020 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-60.24%@
Equity Funds-20.83%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,839,083	$ 210,966	$ 1,020,000	$ 174,144	$ 316,483	$ 2,520,676	166,195	$ 26,564	$ 84,403
✧✧LVIP SSGA S&P 500 Index Fund	21,722,755	759,134	6,771,500	4,413,604	242,115	20,366,108	676,952	244,226	314,908
✧✧LVIP SSGA Small-Cap Index Fund	2,576,598	281,981	880,000	267,097	10,190	2,255,866	56,914	19,000	62,982
Fixed Income Funds-31.82%@
**§T. Rowe Price Limited Duration Inflation Focused Bond Fund	—	2,792,857	1,500,000	30,498	82,167	13,857,026	2,624,437	507,053	120,569
✧✧LVIP SSGA Bond Index Fund	24,897,671	870,770	150,000	(6,420)	(1,054,033)	24,557,988	2,126,969	475,702	95,068
International Equity Fund-7.59%@
✧✧LVIP SSGA International Index Fund	10,067,612	383,835	2,070,000	1,030,693	(257,770)	9,154,370	816,043	233,835	—
Total	$ 62,103,719	$ 5,299,543	$12,391,500	$ 5,909,616	$ (660,848)	$ 72,712,034		$1,506,380	$ 677,930

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
** Institutional Class shares.
§ Issuer considered an unaffiliated investment of the Fund at December 31, 2020.
LVIP T. Rowe Price Target Date Funds–36

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2030 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-52.52%@
Equity Funds-28.77%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 5,540,138	$ 237,818	$ 1,340,000	$ 97,675	$ 899,570	$ 5,435,201	358,357	$ 57,278	$ 180,540
✧✧LVIP SSGA S&P 500 Index Fund	41,677,923	2,147,788	7,535,000	3,460,249	6,244,757	45,995,717	1,528,859	547,374	700,414
✧✧LVIP SSGA Small-Cap Index Fund	5,088,661	673,621	1,300,000	200,394	335,278	4,997,954	126,096	41,243	132,378
Fixed Income Fund-13.44%@
✧✧LVIP SSGA Bond Index Fund	23,674,524	3,960,631	200,000	(5,091)	(1,080,552)	26,349,512	2,282,133	510,405	100,226
International Equity Fund-10.31%@
✧✧LVIP SSGA International Index Fund	19,275,928	816,200	1,400,000	399,459	1,137,927	20,229,514	1,803,309	516,200	—
Total	$ 95,257,174	$ 7,836,058	$11,775,000	$ 4,152,686	$ 7,536,980	$103,007,898		$1,672,500	$1,113,558

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2040 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.07%@
Equity Funds-36.33%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 5,212,698	$ 387,938	$1,000,000	$ 44,598	$ 887,245	$ 5,532,479	364,771	$ 58,303	$ 179,635
✧✧LVIP SSGA S&P 500 Index Fund	38,939,703	2,514,483	4,700,000	707,603	8,527,287	45,989,076	1,528,638	543,164	671,319
✧✧LVIP SSGA Small-Cap Index Fund	4,803,775	827,427	885,000	131,260	383,494	5,260,956	132,731	41,734	135,693
Fixed Income Fund-4.00%@
✧✧LVIP SSGA Bond Index Fund	8,061,679	149,205	1,650,000	5,062	(305,199)	6,260,747	542,244	121,274	27,931
International Equity Fund-12.74%@
✧✧LVIP SSGA International Index Fund	18,011,553	1,907,790	1,450,000	209,665	1,238,807	19,917,815	1,775,523	507,790	—
Total	$ 75,029,408	$ 5,786,843	$ 9,685,000	$1,098,188	$10,731,634	$ 82,961,073		$1,272,265	$1,014,578

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–37

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2050 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-52.65%@
Equity Funds-38.18%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,725,636	$ 156,158	$ 360,000	$ 39,068	$ 461,673	$ 3,022,535	199,284	$ 31,853	$ 99,305
✧✧LVIP SSGA S&P 500 Index Fund	20,523,936	1,523,665	1,835,000	158,960	4,928,012	25,299,573	840,936	299,172	374,494
✧✧LVIP SSGA Small-Cap Index Fund	2,474,837	344,642	225,000	30,947	232,048	2,857,474	72,093	22,349	72,293
Fixed Income Fund-0.97%@
✧✧LVIP SSGA Bond Index Fund	2,110,251	130,420	1,385,000	62,646	(129,749)	788,568	68,298	23,021	7,399
International Equity Fund-13.50%@
✧✧LVIP SSGA International Index Fund	9,566,442	1,805,871	1,130,000	44,535	742,030	11,028,878	983,141	280,870	—
Total	$ 37,401,102	$ 3,960,756	$ 4,935,000	$ 336,156	$ 6,234,014	$ 42,997,028		$ 657,265	$ 553,491

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2060 Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-52.50%@
Equity Funds-38.23%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 42,630	$ 157,544	$ 10,000	$ (385)	$ 9,739	$ 199,528	13,155	$ 1,943	$ 5,602
✧✧LVIP SSGA S&P 500 Index Fund	364,219	1,574,118	385,500	(1,493)	191,027	1,742,371	57,915	19,096	19,523
✧✧LVIP SSGA Small-Cap Index Fund	39,729	163,475	5,000	37	750	198,991	5,021	1,546	4,429
Fixed Income Fund-0.60%@
✧✧LVIP SSGA Bond Index Fund	14,607	36,725	17,000	(478)	(481)	33,373	2,890	549	174
International Equity Fund-13.67%@
✧✧LVIP SSGA International Index Fund	164,780	776,802	188,500	(1,120)	13,441	765,403	68,230	17,802	—
Total	$ 625,965	$ 2,708,664	$ 606,000	$ (3,439)	$ 214,476	$ 2,939,666		$ 40,936	$ 29,728

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–38

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Purchases	$2,272,181	$ 9,770,826	$23,851,103	$19,279,847	$11,177,601	$4,899,209
Sales	3,685,000	20,895,000	24,985,000	19,729,389	8,845,162	774,000
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Cost of investments	$21,577,023	$90,668,828	$134,584,084	$99,606,683	$55,713,282	$5,212,008
Aggregate unrealized appreciation of investments	$ 6,767,029	$31,760,548	$ 62,707,473	$57,955,251	$26,185,663	$ 422,609
Aggregate unrealized depreciation of investments	(124,435)	(442,373)	(637,626)	(176,881)	(45,925)	(29,981)
Net unrealized appreciation of investments	$ 6,642,594	$31,318,175	$ 62,069,847	$57,778,370	$26,139,738	$ 392,628
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Investments:
Assets:
Affiliated Investment Companies	$12,953,300	$ 72,712,034	$103,007,898	$ 82,961,073	$42,997,028	$2,939,666
LVIP T. Rowe Price Target Date Funds–39

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Unaffiliated Investment Companies	$15,266,317	$ 49,274,969	$ 93,646,033	$ 74,423,980	$38,855,992	$2,664,970
Total Investments	$28,219,617	$121,987,003	$196,653,931	$157,385,053	$81,853,020	$5,604,636
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Year ended December 31, 2021
Ordinary income	$ 801,329	$3,715,999	$4,684,433	$4,030,288	$1,817,310	$114,146
Long-term capital gains	650,375	2,662,211	1,972,386	1,709,720	1,242,128	69,464
Total	$1,451,704	$6,378,210	$6,656,819	$5,740,008	$3,059,438	$183,610
Year ended December 31, 2020
Ordinary income	$ 621,874	$2,674,219	$3,356,783	$2,284,883	$1,194,894	$ 20,390
Long-term capital gains	484,487	2,486,379	2,973,403	2,179,734	1,077,748	3,222
Total	$1,106,361	$5,160,598	$6,330,186	$4,464,617	$2,272,642	$ 23,612
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Undistributed ordinary income	$ 296,048	$ 3,900,112	$ 3,164,768	$ —	$ —	$ —
Undistributed long-term capital gains	678,685	4,655,821	6,503,464	5,498,841	2,648,605	64,897
Other temporary differences	(1,909,758)	(9,161,886)	(10,533,305)	(9,835,112)	(2,919,856)	—
Net unrealized appreciation	6,642,589	31,318,175	62,069,860	57,778,370	26,139,738	392,628
Distributable earnings/(accumulated loss)	$ 5,707,564	$30,712,222	$ 61,204,787	$53,442,099	$25,868,487	$457,525
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
LVIP T. Rowe Price Target Date Funds–40

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	217,105	464,982	1,198,901	3,591,073	2,475,814	3,223,839
Service Class	72,606	81,216	179,824	161,948	220,151	237,883
Shares reinvested:
Standard Class	100,588	81,043	467,406	411,110	413,609	453,353
Service Class	32,680	27,429	87,345	79,403	91,108	98,944
	422,979	654,670	1,933,476	4,243,534	3,200,682	4,014,019
Shares redeemed:
Standard Class	(341,129)	(772,010)	(2,400,862)	(4,298,924)	(2,930,886)	(3,901,291)
Service Class	(156,187)	(187,837)	(447,203)	(319,335)	(306,419)	(309,598)
	(497,316)	(959,847)	(2,848,065)	(4,618,259)	(3,237,305)	(4,210,889)
Net increase (decrease)	(74,337)	(305,177)	(914,589)	(374,725)	(36,623)	(196,870)

	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended		Year Ended	5/1/20 * to
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	1,230,666	1,412,100	783,715	956,476	324,473	77,592
Service Class	173,814	287,156	122,205	193,242	14,631	20,929
Shares reinvested:
Standard Class	323,636	303,057	157,914	143,982	11,166	1,389
Service Class	115,320	104,193	62,120	53,324	1,030	421
	1,843,436	2,106,506	1,125,954	1,347,024	351,300	100,331
Shares redeemed:
Standard Class	(1,654,743)	(1,887,331)	(844,144)	(914,199)	(60,785)	(12,636)
Service Class	(236,700)	(262,062)	(122,772)	(126,588)	(5,315)	(208)
	(1,891,443)	(2,149,393)	(966,916)	(1,040,787)	(66,100)	(12,844)
Net increase (decrease)	(48,007)	(42,887)	159,038	306,237	285,200	87,487

*	Date of commencement of operations.
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was
LVIP T. Rowe Price Target Date Funds–41

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP T. Rowe Price Target Date Funds–42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP T. Rowe Price Target Date Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
LVIP T. Rowe Price 2010 Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP T. Rowe Price Target Date Funds–43

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
The Board considered that, effective February 1, 2018, the Funds were restructured to remove a risk management overlay strategy and that T. Rowe Price Associates, Inc. (“T. Rowe”) was appointed subadviser to manage each Fund’s glide path asset allocation.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to T. Rowe, which is responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
LVIP T. Rowe Price Target Date Funds–44

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the LVIP T. Rowe Price 2010 Fund’s, LVIP T. Rowe Price 2050 Fund’s and LVIP T. Rowe 2060 Fund’s asset levels, and that LIAC had implemented an expense limitation for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe on behalf of the Funds, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters. The Board considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the subadviser to each Fund on February 1, 2018. The Board concluded that the services provided by T. Rowe were satisfactory.
Performance. The Board reviewed the LVIP T. Rowe Price 2010 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2000-2010 funds category and the S&P Target Date 2010 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.
The Board reviewed the LVIP T. Rowe Price 2020 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2020 funds category and the S&P Target Date 2020 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.
The Board reviewed the LVIP T. Rowe Price 2030 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2030 funds category and the S&P Target Date 2030 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.
The Board reviewed the LVIP T. Rowe Price 2040 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2040 funds category and the S&P Target Date 2040 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.
The Board reviewed the LVIP T. Rowe Price 2050 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2050 funds category and the S&P Target Date 2050 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period.
The Board reviewed the LVIP T. Rowe Price 2060 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2060 funds category. The Board considered that the Fund commenced operations in May 2020, which provided a limited period of time to evaluate investment performance.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint and noted T. Rowe’s statement that it does not manage comparable funds using the same strategy as the Funds. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP T. Rowe Price Target Date Funds–45

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe, such as including the Funds’ assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Target Date Funds–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP T. Rowe Price Target Date Funds–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Target Date Funds–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Target Date Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds–51

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Growth Stock Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 20.47% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Growth Index1, returned 27.60%.
Even though the coronavirus pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of coronavirus vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.
Overall, stock selection drove relative Fund underperformance, although it was partially offset by favorable sector allocation. Information technology was the leading detractor, followed by consumer discretionary and communication services. Consumer staples and health care were the largest contributors.
Information technology was the leading detractor, due to stock selection. An underweight to NVIDIA detracted the most. Shares of NVIDIA climbed higher during the year as the company’s data center business showed signs of reacceleration, underpinned by the demand for chips that can support artificial intelligence and deep learning applications.
Security selection in consumer discretionary was primarily responsible for the relative Fund underperformance. Not owning Tesla weighed on relative results. Shares skyrocketed during the period following robust third-quarter earnings despite global supply chain disruptions, with earnings per share handily beating estimates. The company also addressed a probe by the National Highway Traffic Safety Administration into driver distraction by removing the ability for Tesla drivers to play video games while cars are in motion.
The communication services sector also detracted from Fund performance due to unfavorable stock selection, led by Snap. Shares of the company fell due to weak third-quarter earnings results as the firm continues to remain unprofitable despite robust sales growth. Concerns about the changes to iOS privacy settings that arose in the fourth quarter have hurt social media companies like Snap. Making matters worse, class action lawsuits were announced in November, alleging that Snap misled investors about the extent to which iOS privacy setting updates can impact its operations and business.
In contrast, a lack of exposure to consumer staples benefited relative results as the defensive haven fell out of favor during the past 12 months, with risk-seeking behavior prevailing. The sector generally lacks compelling growth opportunities that meet our investment criteria.
An underweight to health care benefitted relative results as the largely defensive sector lagged the index overall; however, the positive impact was partially offset by adverse stock choices.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $57,191. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $60,825. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 20.47%
Five Years	+ 23.29%
Ten Years	+ 19.05%
Service Class Shares
One Year	+ 20.18%
Five Years	+ 22.98%
Ten Years	+ 18.75%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,044.30	0.66%	$3.40
Service Class Shares	1,000.00	1,043.00	0.91%	4.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.66%	$3.36
Service Class Shares	1,000.00	1,020.60	0.91%	4.63

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.53%
Aerospace & Defense	0.67%
Air Freight & Logistics	0.78%
Automobiles	7.84%
Biotechnology	0.20%
Capital Markets	1.01%
Commercial Services & Supplies	0.47%
Consumer Finance	0.27%
Diversified Telecommunication Services	0.00%
Electrical Equipment	0.56%
Electronic Equipment, Instruments & Components	0.78%
Entertainment	4.86%
Health Care Equipment & Supplies	2.72%
Health Care Providers & Services	2.65%
Hotels, Restaurants & Leisure	3.08%
Industrial Conglomerates	0.88%
Interactive Media & Services	15.91%
Internet & Direct Marketing Retail	11.35%
IT Services	6.93%
Leisure Products	0.17%
Life Sciences Tools & Services	0.45%
Metals & Mining	0.04%
Pharmaceuticals	1.52%
Professional Services	0.57%
Road & Rail	0.03%
Semiconductors & Semiconductor Equipment	4.75%
Software	20.08%
Specialty Retail	1.75%
Technology Hardware, Storage & Peripherals	5.98%
Textiles, Apparel & Luxury Goods	1.23%
Convertible Preferred Stocks	1.34%
Money Market Fund	1.24%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	10.36%
Amazon.com, Inc.	9.74%
Rivian Automotive, Inc.	6.61%
Apple, Inc.	5.81%
Meta Platforms, Inc. Class A	5.34%
Alphabet, Inc. Class A	4.39%
Alphabet, Inc. Class C	4.00%
Intuit, Inc.	2.30%
Netflix, Inc.	1.82%
NVIDIA Corp.	1.79%
Total	52.16%

IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.53%
Aerospace & Defense–0.67%
†Airbus SE	97,335	$ 12,451,270
		12,451,270
Air Freight & Logistics–0.78%
FedEx Corp.	55,570	14,372,625
		14,372,625
Automobiles–7.84%
Ferrari NV	56,332	14,579,848
†πRivian Automotive, Inc.	1,177,835	122,129,711
†Rivian Automotive, Inc. Class A	78,234	8,112,084
		144,821,643
Biotechnology–0.20%
†Argenx SE ADR	10,314	3,611,860
		3,611,860
Capital Markets–1.01%
MarketAxess Holdings, Inc.	7,379	3,034,761
MSCI, Inc.	4,417	2,706,252
S&P Global, Inc.	20,805	9,818,503
Tradeweb Markets, Inc. Class A	31,741	3,178,544
		18,738,060
Commercial Services & Supplies–0.47%
Cintas Corp.	19,454	8,621,429
		8,621,429
Consumer Finance–0.27%
†SoFi Technologies, Inc.	309,568	4,894,270
		4,894,270
Diversified Telecommunication Services–0.00%
=†πMagic Leap, Inc. Class A	4,690	90,057
		90,057
Electrical Equipment–0.56%
†Generac Holdings, Inc.	29,293	10,308,792
		10,308,792
Electronic Equipment, Instruments & Components–0.78%
†Teledyne Technologies, Inc.	33,140	14,478,535
		14,478,535
Entertainment–4.86%
†Netflix, Inc.	55,837	33,638,442
†ROBLOX Corp. Class A	100,766	10,395,021
†Sea Ltd. ADR	126,688	28,341,372
†Spotify Technology SA	73,927	17,301,136
		89,675,971
Health Care Equipment & Supplies–2.72%
†Align Technology, Inc.	5,696	3,743,297
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Intuitive Surgical, Inc.	74,870	$ 26,900,791
Stryker Corp.	73,249	19,588,248
		50,232,336
Health Care Providers & Services–2.65%
Anthem, Inc.	16,583	7,686,884
Cigna Corp.	30,795	7,071,456
HCA Healthcare, Inc.	65,405	16,803,852
Humana, Inc.	11,173	5,182,708
UnitedHealth Group, Inc.	24,457	12,280,838
		49,025,738
Hotels, Restaurants & Leisure–3.08%
†Airbnb, Inc. Class A	50,149	8,349,307
†Booking Holdings, Inc.	4,607	11,053,253
†Chipotle Mexican Grill, Inc.	6,418	11,220,268
†DraftKings, Inc. Class A	85,372	2,345,169
†Expedia Group, Inc.	49,920	9,021,542
†Las Vegas Sands Corp.	123,734	4,657,348
†Wynn Resorts Ltd.	120,534	10,250,211
		56,897,098
Industrial Conglomerates–0.88%
Roper Technologies, Inc.	33,121	16,290,895
		16,290,895
Interactive Media & Services–15.91%
†Alphabet, Inc. Class C	25,533	73,882,033
†Alphabet, Inc. Class A	28,012	81,151,884
†IAC/InterActiveCorp	6,508	850,661
†Kuaishou Technology	20,200	186,650
†Match Group, Inc.	81,784	10,815,934
†Meta Platforms, Inc. Class A	292,943	98,531,378
†Pinterest, Inc. Class A	85,451	3,106,144
†Snap, Inc. Class A	523,101	24,601,440
†Vimeo, Inc.	34,606	621,524
		293,747,648
Internet & Direct Marketing Retail–11.35%
†Amazon.com, Inc.	53,919	179,784,278
†Coupang, Inc.	180,231	5,295,187
†DoorDash, Inc. Class A	66,813	9,948,456
†Farfetch Ltd. Class A	219,165	7,326,686
=†πInstacart/Maplebear, Inc.	11,443	1,358,856
=†πInstacart/Maplebear, Inc. Non Voting	598	71,013
†Meituan Class B	129,000	3,728,940
†Pinduoduo, Inc. ADR	34,797	2,028,665
		209,542,081
IT Services–6.93%
†Affirm Holdings, Inc.	19,916	2,002,753
†Afterpay Ltd.	158,351	9,563,438
†Block, Inc.	23,068	3,725,713
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Fiserv, Inc.	145,044	$ 15,054,117
Global Payments, Inc.	60,914	8,234,354
Mastercard, Inc. Class A	63,950	22,978,514
†MongoDB, Inc.	23,599	12,492,131
†PayPal Holdings, Inc.	43,688	8,238,683
†Shopify, Inc. Class A	7,071	9,739,525
†Snowflake, Inc. Class A	12,751	4,319,401
†Toast, Inc. Class A	7,732	268,378
†Twilio, Inc. Class A	13,933	3,669,116
Visa, Inc. Class A	127,832	27,702,473
		127,988,596
Leisure Products–0.17%
†Peloton Interactive, Inc. Class A	86,454	3,091,595
		3,091,595
Life Sciences Tools & Services–0.45%
†Avantor, Inc.	196,587	8,284,176
		8,284,176
Metals & Mining–0.04%
=†πCelonis SE	2,137	790,241
		790,241
Pharmaceuticals–1.52%
AstraZeneca PLC ADR	160,324	9,338,873
Eli Lilly & Co.	67,762	18,717,220
		28,056,093
Professional Services–0.57%
TransUnion	89,110	10,566,664
		10,566,664
Road & Rail–0.03%
†πXiaoju Kuaizhi, Inc.	26,379	525,470
		525,470
Semiconductors & Semiconductor Equipment–4.75%
†Advanced Micro Devices, Inc.	127,180	18,301,202
ASML Holding NV	33,104	26,355,419
NVIDIA Corp.	112,091	32,967,084
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	83,313	10,023,387
		87,647,092
Software–20.08%
=†πANT International Co. Ltd. Class C	1,100,002	4,028,097
†Atlassian Corp. PLC Class A	13,000	4,956,770
†Avalara, Inc.	28,973	3,740,704
†Bill.com Holdings, Inc.	4,611	1,148,831
†Black Knight, Inc.	133,804	11,091,014
=†πCanva, Inc.	875	1,491,142
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Ceridian HCM Holding, Inc.	46,285	$ 4,834,931
†Datadog, Inc. Class A	56,503	10,063,749
=†πEpic Games, Inc.	6,864	6,600,491
†HashiCorp, Inc. Class A	14,394	1,310,430
Intuit, Inc.	66,015	42,462,168
Microsoft Corp.	569,027	191,375,161
†Paycom Software, Inc.	9,242	3,837,186
†salesforce.com, Inc.	87,481	22,231,546
†SentinelOne, Inc. Class A	130,679	6,597,983
†ServiceNow, Inc.	36,770	23,867,775
=†πStripe, Inc. Class B	40,238	2,601,387
†Trade Desk, Inc. Class A	75,532	6,921,752
†UiPath, Inc. Class A	192,750	8,313,307
†Workday, Inc. Class A	16,894	4,615,103
†Zoom Video Communications, Inc. Class A	47,845	8,799,174
		370,888,701
Specialty Retail–1.75%
†Carvana Co.	29,079	6,740,222
Ross Stores, Inc.	223,426	25,533,123
		32,273,345
Technology Hardware, Storage & Peripherals–5.98%
Apple, Inc.	603,991	107,250,682
†πAurora Innovation, Inc.	279,691	3,149,320
		110,400,002
Textiles, Apparel & Luxury Goods–1.23%
†Lululemon Athletica, Inc.	34,959	13,684,700
NIKE, Inc. Class B	54,473	9,079,015
		22,763,715
Total Common Stock (Cost $645,350,587)		1,801,075,998
CONVERTIBLE PREFERRED STOCKS–1.34%
=†πCanva, Inc. Series A	52	88,616
=†πCanva, Inc. Series A-3	18	30,675
=†πCanva, Inc. Series A-4	3	5,113
=†πCelonis SE Series D	5,578	2,062,689
=†πFormagrid, Inc. Series F	10,238	1,917,419
=†πGM Cruise Holdings LLC Class F	126,000	3,320,100
=†πGM Cruise Holdings LLC Class G	70,430	1,855,831
=†πInstacart/Maplebear, Inc. Series A	1,767	209,831
=†πInstacart/Maplebear, Inc. Series G	23,366	2,774,713
=†πInstacart/Maplebear, Inc. Series I	3,541	420,494
=†πNuro Series CWTC Series C	189,324	3,946,591
=†πNuro, Inc. Series D	41,493	864,951
=†πRappi, Inc. Series E	36,866	2,375,023

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS (continued)
=†πRedwood Materials Series C	40,061	$ 1,899,030
=†πSila Nano Ser FWTC Series F	35,141	1,450,367
=†πWaymo LLC Series A-2	17,257	1,582,847
Total Convertible Preferred Stocks (Cost $20,304,297)		24,804,290

MONEY MARKET FUND–1.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	22,978,873	22,978,873
Total Money Market Fund (Cost $22,978,873)		22,978,873

TOTAL INVESTMENTS–100.11% (Cost $688,633,757)	1,848,859,161
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(2,119,653)
NET ASSETS APPLICABLE TO 25,774,237 SHARES OUTSTANDING–100.00%	$1,846,739,508
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,354,420,737 / 18,726,772 Shares)	$72.325
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($492,318,771 / 7,047,465 Shares)	$69.858
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 445,749,802
Distributable earnings/(accumulated loss)	1,400,989,706
TOTAL NET ASSETS	$1,846,739,508

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $167,640,075, which represented 9.08% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
ANT International Co. Ltd. Class C	6/7/2018	$ 4,192,521	$ 4,028,097
Aurora Innovation, Inc.	11/4/2021	1,190,520	3,149,320
Canva, Inc.	12/17/2021	1,491,142	1,491,142
Canva, Inc. Series A	12/17/2021	88,616	88,616
Canva, Inc. Series A-3	12/17/2021	30,675	30,675
Canva, Inc. Series A-4	12/17/2021	5,113	5,113
Celonis SE	6/17/2021	790,241	790,241
Celonis SE Series D	6/17/2021	2,062,689	2,062,689
Epic Games, Inc.	6/18/2020	4,521,540	6,600,491
Formagrid, Inc. Series F	12/8/2021	1,917,419	1,917,419
GM Cruise Holdings LLC Class F	5/8/2019	2,299,500	3,320,100
GM Cruise Holdings LLC Class G	1/21/2021	1,855,831	1,855,831
Instacart/Maplebear, Inc.	8/7/2020	530,199	1,358,856
Instacart/Maplebear, Inc. Series A	11/18/2020	107,809	209,831
Instacart/Maplebear, Inc. Series G	7/2/2020	1,123,715	2,774,713
Instacart/Maplebear, Inc. Series I	2/26/2021	442,625	420,494
Instacart/Maplebear, Inc. Non Voting	8/7/2020	27,708	71,013
Magic Leap, Inc. Class A	9/20/2021	2,280,091	90,057
Nuro Series CWTC Series C	10/30/2020	2,471,549	3,946,591
Nuro, Inc. Series D	10/29/2021	864,951	864,951
Rappi, Inc. Series E	9/8/2020	2,202,598	2,375,023
Redwood Materials Series C	5/28/2021	1,899,030	1,899,030
Rivian Automotive, Inc.	11/10/2021	18,543,889	122,129,711
Sila Nano Ser FWTC Series F	1/7/2021	1,450,367	1,450,367
Stripe, Inc. Class B	12/17/2019	631,334	2,601,387
Waymo LLC Series A-2	5/8/2020	1,481,810	1,582,847
Xiaoju Kuaizhi, Inc.	10/19/2015	723,476	525,470
Total		$55,226,958	$167,640,075

★ Includes $1,570,428 payable for fund shares redeemed, $85,791 other accrued expenses payable and $1,100,498 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
GM–Insured by Assured Guaranty Municipal Corporation
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 6,156,185
Foreign taxes withheld	(73,720)
6,082,465
EXPENSES:
Management fees	11,904,532
Distribution fees-Service Class	1,198,958
Shareholder servicing fees	553,636
Accounting and administration expenses	326,475
Professional fees	59,500
Trustees’ fees and expenses	40,165
Reports and statements to shareholders	31,001
Custodian fees	28,710
Pricing fees	10,257
Consulting fees	3,463
Other	42,518
14,199,215
Less:
Management fees waived	(363,636)
Total operating expenses	13,835,579
NET INVESTMENT LOSS	(7,753,114)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	296,417,909
Foreign currencies	(22,855)
Net realized gain	296,395,054
Net change in unrealized appreciation (depreciation) of:
Investments	71,750,766
Foreign currencies	(123)
Net change in unrealized appreciation (depreciation)	71,750,643
NET REALIZED AND UNREALIZED GAIN	368,145,697
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$360,392,583
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (7,753,114)	$ (4,348,753)
Net realized gain	296,395,054	130,919,234
Net change in unrealized appreciation (depreciation)	71,750,643	396,474,099
Net increase in net assets resulting from operations	360,392,583	523,044,580
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(102,409,042)	(50,474,826)
Service Class	(36,999,456)	(16,065,483)
	(139,408,498)	(66,540,309)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	93,137,249	267,804,537
Service Class	53,308,064	47,761,874
Reinvestment of dividends and distributions:
Standard Class	102,409,042	50,474,826
Service Class	36,999,456	16,065,483
	285,853,811	382,106,720
Cost of shares redeemed:
Standard Class	(410,410,157)	(444,572,282)
Service Class	(94,380,430)	(111,286,831)
	(504,790,587)	(555,859,113)
Decrease in net assets derived from capital share transactions	(218,936,776)	(173,752,393)
NET INCREASE IN NET ASSETS	2,047,309	282,751,878
NET ASSETS:
Beginning of year	1,844,692,199	1,561,940,321
End of year	$1,846,739,508	$1,844,692,199
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 64.603	$ 49.150	$ 39.805	$ 43.584	$ 33.206
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.245)	(0.114)	0.046	0.094	0.083
Net realized and unrealized gain (loss)	13.460	17.835	12.109	(0.084)	11.105
Total from investment operations	13.215	17.721	12.155	0.010	11.188
Less dividends and distributions from:
Net investment income	—	—	(0.034)	(0.082)	(0.095)
Net realized gain	(5.493)	(2.268)	(2.776)	(3.707)	(0.715)
Total dividends and distributions	(5.493)	(2.268)	(2.810)	(3.789)	(0.810)
Net asset value, end of period	$ 72.325	$ 64.603	$ 49.150	$ 39.805	$ 43.584
Total return[2]	20.47%	36.47%	31.06%	(1.12%)	33.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,354,421	$1,398,314	$1,175,892	$1,000,659	$924,211
Ratio of expenses to average net assets	0.66%	0.67%	0.67%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.68%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	(0.34%)	(0.21%)	0.10%	0.21%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.36%)	(0.23%)	0.08%	0.19%	0.19%
Portfolio turnover	21%	43%	31%	50%	60%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 62.709	$ 47.880	$ 38.905	$ 42.736	$ 32.582
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.411)	(0.242)	(0.069)	(0.020)	(0.015)
Net realized and unrealized gain (loss)	13.053	17.339	11.820	(0.065)	10.884
Total from investment operations	12.642	17.097	11.751	(0.085)	10.869
Less dividends and distributions from:
Net investment income	—	—	—	(0.039)	—
Net realized gain	(5.493)	(2.268)	(2.776)	(3.707)	(0.715)
Total dividends and distributions	(5.493)	(2.268)	(2.776)	(3.746)	(0.715)
Net asset value, end of period	$ 69.858	$ 62.709	$ 47.880	$ 38.905	$ 42.736
Total return[2]	20.18%	36.13%	30.73%	(1.37%)	33.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$492,319	$446,379	$386,048	$316,122	$323,881
Ratio of expenses to average net assets	0.91%	0.92%	0.92%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.93%	0.94%	0.94%	0.95%	0.95%
Ratio of net investment (loss) to average net assets	(0.59%)	(0.46%)	(0.15%)	(0.04%)	(0.04%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.61%)	(0.48%)	(0.17%)	(0.06%)	(0.06%)
Portfolio turnover	21%	43%	31%	50%	60%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP T. Rowe Price Growth Stock Fund is $4 and $4 respectively.
LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $957 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$111,090
Legal	17,965
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,295 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$949,320
Distribution fees payable to LFD	104,651
Printing and mailing fees payable to Lincoln Life	1,030
Shareholder servicing fees payable to Lincoln Life	45,497
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$398,706,802
Sales	780,797,129
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 695,602,684
Aggregate unrealized appreciation of investments	$1,190,285,034
Aggregate unrealized depreciation of investments	(37,028,557)
Net unrealized appreciation of investments	$1,153,256,477
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 12,451,270	$ —	$ —	$ 12,451,270
Air Freight & Logistics	14,372,625	—	—	14,372,625
Automobiles	22,691,932	122,129,711	—	144,821,643
Biotechnology	3,611,860	—	—	3,611,860
Capital Markets	18,738,060	—	—	18,738,060
Commercial Services & Supplies	8,621,429	—	—	8,621,429
Consumer Finance	4,894,270	—	—	4,894,270
Diversified Telecommunication Services	—	—	90,057	90,057
Electrical Equipment	10,308,792	—	—	10,308,792
Electronic Equipment, Instruments & Components	14,478,535	—	—	14,478,535
Entertainment	89,675,971	—	—	89,675,971
Health Care Equipment & Supplies	50,232,336	—	—	50,232,336
Health Care Providers & Services	49,025,738	—	—	49,025,738
Hotels, Restaurants & Leisure	56,897,098	—	—	56,897,098
Industrial Conglomerates	16,290,895	—	—	16,290,895
Interactive Media & Services	293,747,648	—	—	293,747,648
Internet & Direct Marketing Retail	208,112,212	—	1,429,869	209,542,081
IT Services	127,988,596	—	—	127,988,596
Leisure Products	3,091,595	—	—	3,091,595
Life Sciences Tools & Services	8,284,176	—	—	8,284,176
Metals & Mining	—	—	790,241	790,241
Pharmaceuticals	28,056,093	—	—	28,056,093
Professional Services	10,566,664	—	—	10,566,664
Road & Rail	—	525,470	—	525,470
Semiconductors & Semiconductor Equipment	87,647,092	—	—	87,647,092
Software	356,167,584	—	14,721,117	370,888,701
Specialty Retail	32,273,345	—	—	32,273,345
Technology Hardware, Storage & Peripherals	107,250,682	3,149,320	—	110,400,002
Textiles, Apparel & Luxury Goods	22,763,715	—	—	22,763,715
Convertible Preferred Stocks	—	—	24,804,290	24,804,290
Money Market Fund	22,978,873	—	—	22,978,873
Total Investments	$1,681,219,086	$125,804,501	$41,835,574	$1,848,859,161
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2021.
Asset Type	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Average)
Common Stock	$17,031,284	Recent Transaction	#	#
			Segment Based Price to Earnings Multiple (b)	9.5x-36.8x (N/A)
			Segment Based Price to Sales Multiple (b)	11.9x (N/A)
			Whole Company Price to Earnings Multiple (b)	18.1x (N/A)
			Discount for Lack of Marketability (a)	10% (N/A)
			Enterprise Value to Sales Multiple (b)	6.4x-7.5x (N/A)
			Enterprise Value to EBITDA Multiple (b)	22.0x-25.4x (N/A)
			Enterprise Value to Gross Profit Multiple (b)	43.4x-58.1x (N/A)
			Conversion Ratio (b)	1.5
Convertible Preferred Stock	$24,804,290	Recent Transaction	#	#
Total	$41,835,574
# No quantitative unobservable inputs significant to the valuation technique were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/20	$ 6,325,296	$ 59,311,352	$ 65,636,648
Reclassifications	5,499,459	(5,499,459)	—
Purchases	6,202,265	13,088,864	19,291,129
Sales	(141,744)	(30,528,008)	(30,669,752)
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain (loss)	19	(61,552)	(61,533)
Net change in unrealized appreciation (depreciation)	(854,011)	(11,506,907)	(12,360,918)
Balance as of 12/31/21	$17,031,284	$ 24,804,290	$ 41,835,574
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/21	$ (1,069,852)	$ 5,200,223	$ 4,130,371
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Company ("PFICS").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$45,350,356	$31,217,204
Long-term capital gains	94,058,142	35,323,105
Total	$139,408,498	$66,540,309
LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 247,732,953
Net unrealized appreciation	1,153,256,753
Distributable earnings/(accumulated loss)	$1,400,989,706
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,319,166	5,250,853
Service Class	768,064	913,738
Shares reinvested:
Standard Class	1,397,796	844,066
Service Class	522,489	276,228
	4,007,515	7,284,885
Shares redeemed:
Standard Class	(5,634,739)	(8,374,884)
Service Class	(1,361,328)	(2,134,467)
	(6,996,067)	(10,509,351)
Net decrease	(2,988,552)	(3,224,466)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual
LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP T. Rowe Price Growth Stock Fund–19

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Growth Stock Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board noted LIAC’s comments that negative security selection in the Information Technology and Consumer Discretionary sectors contributed to underperformance during the three- and five-year periods. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee, which contains breakpoints, and the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Growth Stock Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Growth Stock Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund–25

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 13.84% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell Midcap® Growth Index1, returned 12.73%.
Even though the coronavirus pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of coronavirus vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.
Broadly speaking, stock selection was the primary contributor to the Fund’s relative performance, partially offset by sector allocation. At the sector level, information technology, consumer discretionary, and consumer staples contributed to relative performance, while industrials and business services and communication services detracted.
Information technology had a positive impact on relative results, due to stock selection. Holdings like Fortinet outperformed. Shares of the company traded higher over the period driven by product and revenue growth.
Security selection in consumer discretionary boosted relative performance, led by Autozone. Shares traded higher as the company reported strong sales and earnings results due to the company being able to attract customers through reliable product availability.
The consumer staples sector boosted relative performance due to strong stock selection. Within the sector, shares of BJ's Wholesale Club Holdings drove relative performance.
Conversely, stock selection and an underweight position in industrials and business services hindered relative Fund performance. Shares of Array Technologies (not held at December 31, 2021) plunged after the company noted that it was unable to affirm its previous earnings guidance for fiscal year 2021 due to surging steel and freight prices.
The Fund’s overweight to the communication services sector detracted from relative results during the period; however, stock choices were positive.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Donald J. Peters
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $47,848. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $46,550. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 13.84%
Five Years	+ 20.02%
Ten Years	+ 16.95%
Service Class Shares
One Year	+ 13.56%
Five Years	+ 19.73%
Ten Years	+ 16.66%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,040.20	0.71%	$3.65
Service Class Shares	1,000.00	1,038.90	0.96%	4.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.72%
Aerospace & Defense	0.70%
Air Freight & Logistics	0.15%
Airlines	0.37%
Auto Components	0.20%
Banks	0.26%
Beverages	0.64%
Biotechnology	3.98%
Building Products	0.89%
Capital Markets	2.40%
Chemicals	1.15%
Commercial Services & Supplies	3.23%
Communications Equipment	0.47%
Construction & Engineering	0.19%
Construction Materials	0.30%
Consumer Finance	0.59%
Containers & Packaging	0.76%
Distributors	0.14%
Diversified Consumer Services	0.32%
Diversified Telecommunication Services	0.02%
Electrical Equipment	1.56%
Electronic Equipment, Instruments & Components	3.47%
Entertainment	1.91%
Equity Real Estate Investment Trusts	1.74%
Food & Staples Retailing	0.41%
Food Products	1.07%
Health Care Equipment & Supplies	5.09%
Health Care Providers & Services	2.33%
Health Care Technology	1.06%
Hotels, Restaurants & Leisure	5.66%
Household Durables	0.77%
Household Products	0.25%
Insurance	1.05%
Interactive Media & Services	2.08%
Internet & Direct Marketing Retail	1.02%
IT Services	5.56%
Life Sciences Tools & Services	4.87%
Machinery	0.92%
Media	1.08%
Metals & Mining	0.17%
Multiline Retail	0.36%
Oil, Gas & Consumable Fuels	2.01%
Pharmaceuticals	0.60%
Professional Services	3.15%
Real Estate Management & Development	0.07%
Road & Rail	0.92%
Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	5.88%
Software	19.34%
Specialty Retail	5.80%
Textiles, Apparel & Luxury Goods	1.12%
Trading Companies & Distributors	0.64%
Convertible Preferred Stocks	1.15%
Money Market Fund	0.21%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Fortinet, Inc.	1.39%
Cadence Design Systems, Inc.	1.33%
McKesson Corp.	1.32%
Dexcom, Inc.	1.26%
Chipotle Mexican Grill, Inc.	1.24%
Palo Alto Networks, Inc.	1.14%
Lululemon Athletica, Inc.	1.12%
Microchip Technology, Inc.	1.09%
Trade Desk, Inc. Class A	1.08%
Amphenol Corp. Class A	1.08%
Total	12.05%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.72%
Aerospace & Defense–0.70%
BWX Technologies, Inc.	23,200	$ 1,110,816
†Hexcel Corp.	33,500	1,735,300
Huntington Ingalls Industries, Inc.	8,600	1,605,964
†TransDigm Group, Inc.	7,300	4,644,844
		9,096,924
Air Freight & Logistics–0.15%
Expeditors International of Washington, Inc.	14,900	2,000,921
		2,000,921
Airlines–0.37%
†Alaska Air Group, Inc.	47,100	2,453,910
†Southwest Airlines Co.	54,100	2,317,644
		4,771,554
Auto Components–0.20%
†Aptiv PLC	15,500	2,556,725
		2,556,725
Banks–0.26%
First Republic Bank	7,400	1,528,174
†SVB Financial Group	2,754	1,867,873
		3,396,047
Beverages–0.64%
†Boston Beer Co., Inc. Class A	3,385	1,709,764
Brown-Forman Corp. Class B	68,655	5,002,203
Constellation Brands, Inc. Class A	6,000	1,505,820
		8,217,787
Biotechnology–3.98%
†ACADIA Pharmaceuticals, Inc.	47,200	1,101,648
†Alnylam Pharmaceuticals, Inc.	28,595	4,849,140
†Argenx SE ADR	11,437	4,005,123
†Ascendis Pharma AS ADR	13,336	1,794,092
†BioMarin Pharmaceutical, Inc.	15,700	1,387,095
†BioNTech SE ADR	14,200	3,660,760
†Blueprint Medicines Corp.	18,500	1,981,535
†Denali Therapeutics, Inc.	17,909	798,742
†Exact Sciences Corp.	43,054	3,350,893
†Exelixis, Inc.	82,300	1,504,444
†Fate Therapeutics, Inc.	14,000	819,140
†Genmab AS Sponsored ADR	99,300	3,928,308
†Horizon Therapeutics PLC	25,100	2,704,776
†Incyte Corp.	39,900	2,928,660
†Ionis Pharmaceuticals, Inc.	27,500	836,825
†Kodiak Sciences, Inc.	10,494	889,681
†Mirati Therapeutics, Inc.	5,500	806,795
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Natera, Inc.	23,100	$ 2,157,309
†Neurocrine Biosciences, Inc.	30,817	2,624,684
†Seagen, Inc.	39,231	6,065,113
†Ultragenyx Pharmaceutical, Inc.	17,804	1,497,138
†United Therapeutics Corp.	7,500	1,620,600
		51,312,501
Building Products–0.89%
A O Smith Corp.	20,100	1,725,585
Allegion PLC	12,000	1,589,280
Fortune Brands Home & Security, Inc.	36,183	3,867,963
Trane Technologies PLC	21,311	4,305,461
		11,488,289
Capital Markets–2.40%
Cboe Global Markets, Inc.	12,667	1,651,777
FactSet Research Systems, Inc.	3,650	1,773,937
MarketAxess Holdings, Inc.	18,363	7,552,151
MSCI, Inc.	20,000	12,253,800
Nasdaq, Inc.	8,900	1,869,089
Tradeweb Markets, Inc. Class A	57,937	5,801,811
		30,902,565
Chemicals–1.15%
Albemarle Corp.	7,300	1,706,521
CF Industries Holdings, Inc.	41,900	2,965,682
PPG Industries, Inc.	38,100	6,569,964
RPM International, Inc.	35,400	3,575,400
		14,817,567
Commercial Services & Supplies–3.23%
Cintas Corp.	25,600	11,345,152
†Copart, Inc.	77,900	11,811,198
†IAA, Inc.	78,354	3,966,280
Republic Services, Inc.	41,800	5,829,010
Ritchie Bros Auctioneers, Inc.	17,400	1,065,054
Rollins, Inc.	32,030	1,095,746
Waste Connections, Inc.	47,993	6,540,006
		41,652,446
Communications Equipment–0.47%
Motorola Solutions, Inc.	22,368	6,077,386
		6,077,386
Construction & Engineering–0.19%
Valmont Industries, Inc.	9,600	2,404,800
		2,404,800
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.30%
Vulcan Materials Co.	18,518	$ 3,843,967
		3,843,967
Consumer Finance–0.59%
Discover Financial Services	65,500	7,569,180
		7,569,180
Containers & Packaging–0.76%
†Ardagh Metal Packaging SA	144,853	1,308,022
Avery Dennison Corp.	15,600	3,378,492
Ball Corp.	30,673	2,952,890
Sealed Air Corp.	31,800	2,145,546
		9,784,950
Distributors–0.14%
Pool Corp.	3,100	1,754,600
		1,754,600
Diversified Consumer Services–0.32%
†Bright Horizons Family Solutions, Inc.	20,100	2,530,188
Service Corp. International	22,100	1,568,879
		4,099,067
Diversified Telecommunication Services–0.02%
=†πSocure, Inc.	14,128	227,017
		227,017
Electrical Equipment–1.56%
AMETEK, Inc.	10,325	1,518,188
†Generac Holdings, Inc.	24,500	8,622,040
Hubbell, Inc.	10,800	2,249,316
Rockwell Automation, Inc.	19,400	6,767,690
†Shoals Technologies Group, Inc. Class A	39,991	971,781
		20,129,015
Electronic Equipment, Instruments & Components–3.47%
Amphenol Corp. Class A	158,700	13,879,902
CDW Corp.	53,900	11,037,642
Cognex Corp.	20,650	1,605,744
†IPG Photonics Corp.	5,500	946,770
†Keysight Technologies, Inc.	23,262	4,803,836
Littelfuse, Inc.	4,400	1,384,592
†Zebra Technologies Corp. Class A	18,700	11,130,240
		44,788,726
Entertainment–1.91%
Electronic Arts, Inc.	11,300	1,490,470
†Roku, Inc.	39,200	8,945,440
†Spotify Technology SA	46,700	10,929,201
†Take-Two Interactive Software, Inc.	10,500	1,866,060
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Zynga, Inc. Class A	210,915	$ 1,349,856
		24,581,027
Equity Real Estate Investment Trusts–1.74%
Alexandria Real Estate Equities, Inc.	16,100	3,589,656
CubeSmart	108,000	6,146,280
Equity LifeStyle Properties, Inc.	78,400	6,872,544
SBA Communications Corp.	15,000	5,835,300
		22,443,780
Food & Staples Retailing–0.41%
†BJ's Wholesale Club Holdings, Inc.	61,300	4,105,261
Casey's General Stores, Inc.	5,800	1,144,630
		5,249,891
Food Products–1.07%
†Darling Ingredients, Inc.	69,400	4,808,726
Hershey Co.	31,200	6,036,264
McCormick & Co., Inc.	15,100	1,458,811
Tyson Foods, Inc. Class A	17,200	1,499,152
		13,802,953
Health Care Equipment & Supplies–5.09%
†ABIOMED, Inc.	16,200	5,818,554
†Align Technology, Inc.	2,600	1,708,668
Cooper Cos., Inc.	4,100	1,717,654
†Dexcom, Inc.	30,300	16,269,585
†Hologic, Inc.	21,800	1,669,008
†ICU Medical, Inc.	4,957	1,176,494
†IDEXX Laboratories, Inc.	17,500	11,523,050
†Novocure Ltd.	25,200	1,892,016
†Ortho Clinical Diagnostics Holdings PLC	71,249	1,524,016
†Penumbra, Inc.	16,300	4,683,316
†Quidel Corp.	11,000	1,484,890
ResMed, Inc.	40,000	10,419,200
†Shockwave Medical, Inc.	6,900	1,230,477
STERIS PLC	10,650	2,592,317
Teleflex, Inc.	5,800	1,905,184
		65,614,429
Health Care Providers & Services–2.33%
†Acadia Healthcare Co., Inc.	20,388	1,237,552
†agilon health, Inc.	44,261	1,195,047
†Amedisys, Inc.	12,600	2,039,688
†Centene Corp.	20,876	1,720,182
†DaVita, Inc.	12,900	1,467,504
†Guardant Health, Inc.	23,900	2,390,478
McKesson Corp.	68,249	16,964,654
†Molina Healthcare, Inc.	9,700	3,085,376
		30,100,481

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–1.06%
†Multiplan Corp.	156,600	$ 693,738
†Teladoc Health, Inc.	11,558	1,061,255
†Veeva Systems, Inc. Class A	46,708	11,932,960
		13,687,953
Hotels, Restaurants & Leisure–5.66%
†Caesars Entertainment, Inc.	49,800	4,657,794
†Chipotle Mexican Grill, Inc.	9,150	15,996,487
Domino's Pizza, Inc.	17,700	9,988,641
†DraftKings, Inc. Class A	128,100	3,518,907
†Hilton Worldwide Holdings, Inc.	77,600	12,104,824
MGM Resorts International	286,400	12,853,632
Papa John's International, Inc.	20,700	2,762,829
Restaurant Brands International, Inc.	49,704	3,016,039
†Wynn Resorts Ltd.	31,300	2,661,752
Yum China Holdings, Inc.	33,000	1,644,720
Yum! Brands, Inc.	27,000	3,749,220
		72,954,845
Household Durables–0.77%
†NVR, Inc.	1,682	9,938,719
		9,938,719
Household Products–0.25%
Church & Dwight Co., Inc.	15,600	1,599,000
Clorox Co.	9,300	1,621,548
		3,220,548
Insurance–1.05%
Arthur J Gallagher & Co.	41,300	7,007,371
Assurant, Inc.	9,600	1,496,256
Hartford Financial Services Group, Inc.	73,100	5,046,824
		13,550,451
Interactive Media & Services–2.08%
†Bumble, Inc. Class A	29,915	1,012,922
†IAC/InterActiveCorp	28,500	3,725,235
†Match Group, Inc.	94,967	12,559,386
†Pinterest, Inc. Class A	171,300	6,226,755
†Vimeo, Inc.	75,068	1,348,221
†ZoomInfo Technologies, Inc.	29,542	1,896,596
		26,769,115
Internet & Direct Marketing Retail–1.02%
†Chewy, Inc. Class A	40,727	2,401,671
†Etsy, Inc.	39,500	8,648,130
†Wayfair, Inc. Class A	11,400	2,165,658
		13,215,459
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–5.56%
†Affirm Holdings, Inc.	19,825	$ 1,993,602
†Akamai Technologies, Inc.	13,700	1,603,448
Broadridge Financial Solutions, Inc.	39,700	7,257,954
†EPAM Systems, Inc.	19,600	13,101,620
†Euronet Worldwide, Inc.	13,400	1,596,878
†FleetCor Technologies, Inc.	18,400	4,118,656
†Gartner, Inc.	23,000	7,689,360
Genpact Ltd.	32,600	1,730,408
†πGitlab, Inc. Class B	28,719	2,498,553
†GoDaddy, Inc. Class A	19,000	1,612,340
†MongoDB, Inc.	19,600	10,375,260
†Okta, Inc.	37,600	8,428,792
Paychex, Inc.	23,100	3,153,150
†Squarespace, Inc. Class A	14,402	424,859
†StoneCo Ltd. Class A	47,551	801,710
†Toast, Inc. Class A	5,345	185,525
†Twilio, Inc. Class A	3,800	1,000,692
†VeriSign, Inc.	5,700	1,446,774
†WEX, Inc.	10,800	1,516,212
†Wix.com Ltd.	7,829	1,235,338
		71,771,131
Life Sciences Tools & Services–4.87%
†Adaptive Biotechnologies Corp.	44,394	1,245,696
Agilent Technologies, Inc.	38,800	6,194,420
†Avantor, Inc.	198,133	8,349,324
†Bio-Rad Laboratories, Inc. Class A	7,100	5,364,547
Bio-Techne Corp.	13,300	6,880,622
Bruker Corp.	18,300	1,535,553
†IQVIA Holdings, Inc.	16,220	4,576,311
†Mettler-Toledo International, Inc.	6,100	10,352,981
†Pacific Biosciences of California, Inc.	41,200	842,952
†Repligen Corp.	33,427	8,852,807
West Pharmaceutical Services, Inc.	18,345	8,603,988
		62,799,201
Machinery–0.92%
Graco, Inc.	15,200	1,225,424
IDEX Corp.	5,825	1,376,564
†Middleby Corp.	12,736	2,505,935
Otis Worldwide Corp.	26,400	2,298,648
PACCAR, Inc.	17,500	1,544,550
Toro Co.	13,100	1,308,821
Woodward, Inc.	15,300	1,674,738
		11,934,680
Media–1.08%
†Altice USA, Inc. Class A	124,764	2,018,682

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Cable One, Inc.	6,725	$ 11,859,201
		13,877,883
Metals & Mining–0.17%
Steel Dynamics, Inc.	36,000	2,234,520
		2,234,520
Multiline Retail–0.36%
†Dollar Tree, Inc.	9,200	1,292,784
†Ollie's Bargain Outlet Holdings, Inc.	64,600	3,306,874
		4,599,658
Oil, Gas & Consumable Fuels–2.01%
Devon Energy Corp.	311,500	13,721,575
Pioneer Natural Resources Co.	51,300	9,330,444
=†πVenture Global LNG Inc. Series B	36	214,206
=†πVenture Global LNG Inc. Series C	455	2,707,328
		25,973,553
Pharmaceuticals–0.60%
†Catalent, Inc.	38,469	4,925,186
†Elanco Animal Health, Inc.	63,118	1,791,289
Royalty Pharma PLC Class A	25,480	1,015,378
		7,731,853
Professional Services–3.15%
Booz Allen Hamilton Holding Corp.	57,220	4,851,684
†Clarivate PLC	42,742	1,005,292
†CoStar Group, Inc.	131,700	10,408,251
Equifax, Inc.	20,800	6,090,032
†Legalzoom.com, Inc.	29,243	469,935
Leidos Holdings, Inc.	16,300	1,449,070
TransUnion	65,200	7,731,416
†Upwork, Inc.	46,700	1,595,272
Verisk Analytics, Inc.	30,496	6,975,350
		40,576,302
Real Estate Management & Development–0.07%
eXp World Holdings, Inc.	26,900	906,261
		906,261
Road & Rail–0.92%
JB Hunt Transport Services, Inc.	7,600	1,553,440
Landstar System, Inc.	8,000	1,432,160
Old Dominion Freight Line, Inc.	24,900	8,923,662
		11,909,262
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–5.88%
†Enphase Energy, Inc.	44,800	$ 8,195,712
Entegris, Inc.	81,200	11,252,696
KLA Corp.	7,000	3,010,770
†Lattice Semiconductor Corp.	29,000	2,234,740
Marvell Technology, Inc.	39,511	3,456,817
Microchip Technology, Inc.	161,464	14,057,056
MKS Instruments, Inc.	8,000	1,393,360
Monolithic Power Systems, Inc.	21,700	10,705,261
†ON Semiconductor Corp.	88,500	6,010,920
†Silicon Laboratories, Inc.	9,300	1,919,706
Skyworks Solutions, Inc.	28,900	4,483,546
Teradyne, Inc.	55,400	9,059,562
		75,780,146
Software–19.34%
†Anaplan, Inc.	70,600	3,237,010
†ANSYS, Inc.	14,100	5,655,792
†AppLovin Corp. Class A	49,200	4,637,592
†Aspen Technology, Inc.	22,487	3,422,521
†Avalara, Inc.	29,000	3,744,190
Bentley Systems, Inc. Class B	23,050	1,114,006
†Bill.com Holdings, Inc.	31,900	7,947,885
†Black Knight, Inc.	41,199	3,414,985
†Cadence Design Systems, Inc.	92,300	17,200,105
=†πCanva, Inc.	607	1,034,426
†CCC Intelligent Solutions Holdings, Inc.	40,350	459,587
†Ceridian HCM Holding, Inc.	32,221	3,365,806
Citrix Systems, Inc.	15,400	1,456,686
†Confluent, Inc. Class A	16,403	1,250,565
†Coupa Software, Inc.	28,369	4,483,720
†Crowdstrike Holdings, Inc. Class A	53,895	11,035,001
=†πDatabricks, Inc.	9,712	2,141,034
†Datadog, Inc. Class A	67,818	12,079,064
†DocuSign, Inc.	57,113	8,698,881
†DoubleVerify Holdings, Inc.	56,182	1,869,737
†Dynatrace, Inc.	35,588	2,147,736
†Five9, Inc.	25,818	3,545,328
†Fortinet, Inc.	49,700	17,862,180
†Gitlab, Inc. Class A	9,851	857,037
†Guidewire Software, Inc.	10,400	1,180,712
†HashiCorp, Inc. Class A	2,105	191,639
†HubSpot, Inc.	14,600	9,623,590
†Informatica, Inc. Class A	67,900	2,510,942
†Manhattan Associates, Inc.	26,200	4,073,838
†Monday.com Ltd.	2,879	888,805
†nCino, Inc.	55,667	3,053,892
†Palo Alto Networks, Inc.	26,400	14,698,464
†Paycom Software, Inc.	22,750	9,445,572
†Paycor HCM, Inc.	43,600	1,256,116
†Paylocity Holding Corp.	19,400	4,581,504

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Procore Technologies, Inc.	14,174	$ 1,133,495
†PTC, Inc.	40,451	4,900,639
†Qualtrics International, Inc. Class A	55,749	1,973,515
†RingCentral, Inc. Class A	26,000	4,871,100
†SentinelOne, Inc. Class A	39,392	1,988,902
†Smartsheet, Inc. Class A	60,100	4,654,745
=†πSNYK Ltd.	62,548	897,220
†Splunk, Inc.	10,560	1,222,003
SS&C Technologies Holdings, Inc.	36,600	3,000,468
†Synopsys, Inc.	35,300	13,008,050
=†πTanium, Inc. Class B	26,961	248,580
†Trade Desk, Inc. Class A	151,800	13,910,952
†Tyler Technologies, Inc.	12,900	6,939,555
†UiPath, Inc. Class A	78,956	3,405,372
†Workiva, Inc.	14,100	1,839,909
†Zscaler, Inc.	35,000	11,246,550
		249,407,003
Specialty Retail–5.80%
†AutoZone, Inc.	4,368	9,157,032
†Burlington Stores, Inc.	23,300	6,792,183
†CarMax, Inc.	25,000	3,255,750
†Carvana Co.	24,400	5,655,676
†Five Below, Inc.	22,800	4,717,092
†Floor & Decor Holdings, Inc. Class A	26,000	3,380,260
†O'Reilly Automotive, Inc.	14,300	10,099,089
†RH	5,100	2,733,294
Ross Stores, Inc.	26,400	3,016,992
Tractor Supply Co.	47,300	11,285,780
†Ulta Beauty, Inc.	26,774	11,039,991
†Warby Parker, Inc. Class A	7,381	343,659
Williams-Sonoma, Inc.	19,900	3,365,687
		74,842,485
Textiles, Apparel & Luxury Goods–1.12%
†Lululemon Athletica, Inc.	36,900	14,444,505
		14,444,505
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.64%
Fastenal Co.	21,800	$ 1,396,508
†United Rentals, Inc.	14,400	4,784,976
Watsco, Inc.	6,500	2,033,720
		8,215,204
Total Common Stock (Cost $709,499,421)		1,273,025,332
CONVERTIBLE PREFERRED STOCKS–1.15%
=†πCanva, Inc. Series A	36	61,350
=†πCanva, Inc. Series A-3	1	1,704
=†πCaris Life Sciences, Inc. Series D	107,248	868,709
=†πDatabricks, Inc. Series F	20,628	4,547,492
=†πDatabricks, Inc. Series G	2,233	492,270
=†πDatabricks, Inc. Series H	5,350	1,179,420
=†πDatarobot, Inc. Series G	43,773	1,197,647
=†πRappi, Inc. Series E	27,648	1,781,171
=†πSNYK Ltd. Series F	104,245	1,495,342
=†πSocure, Inc. Series A	17,170	275,898
=†πSocure, Inc. Series A-1	14,092	226,439
=†πSocure, Inc. Series B	255	4,097
=†πSocure, Inc. Series E	32,664	524,865
=†πTanium, Inc. Series G	234,645	2,163,427
Total Convertible Preferred Stocks (Cost $9,934,202)		14,819,831

MONEY MARKET FUND–0.21%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	2,640,392	2,640,392
Total Money Market Fund (Cost $2,640,392)		2,640,392

TOTAL INVESTMENTS–100.08% (Cost $722,074,015)	1,290,485,555
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(971,034)
NET ASSETS APPLICABLE TO 36,307,515 SHARES OUTSTANDING–100.00%	$1,289,514,521
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($837,073,852 / 23,085,555 Shares)	$36.260
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($452,440,669 / 13,221,960 Shares)	$34.219
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$ 588,850,526
Distributable earnings/(accumulated loss)	700,663,995
TOTAL NET ASSETS	$1,289,514,521

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $24,788,195, which represented 1.92% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$ 1,034,657	$ 1,034,426
Canva, Inc. Series A	11/4/2021	61,371	61,350
Canva, Inc. Series A-3	11/4/2021	1,705	1,704
Caris Life Sciences, Inc. Series D	5/11/2021	868,709	868,709
Databricks, Inc.	7/24/2020	466,419	2,141,034
Databricks, Inc. Series F	10/22/2019	885,940	4,547,492
Databricks, Inc. Series G	2/1/2021	396,063	492,270
Databricks, Inc. Series H	9/1/2021	1,179,420	1,179,420
Datarobot, Inc. Series G	6/11/2021	1,197,647	1,197,647
Gitlab, Inc. Class B	10/14/2021	1,157,376	2,498,553
Rappi, Inc. Series E	9/8/2020	1,651,858	1,781,171
SNYK Ltd.	9/3/2021	897,220	897,220
SNYK Ltd. Series F	9/3/2021	1,495,342	1,495,342
Socure, Inc.	12/22/2021	227,017	227,017
Socure, Inc. Series A	12/22/2021	275,898	275,898
Socure, Inc. Series A-1	12/22/2021	226,439	226,439
Socure, Inc. Series B	12/22/2021	4,097	4,097
Socure, Inc. Series E	10/27/2021	524,865	524,865
Tanium, Inc. Class B	9/24/2020	307,226	248,580
Tanium, Inc. Series G	8/16/2015	1,164,848	2,163,427
Venture Global LNG Inc. Series B	3/8/2018	108,720	214,206
Venture Global LNG Inc. Series C	10/16/2017	1,693,275	2,707,328
Total		$15,826,112	$24,788,195

★ Includes $634,979 payable for securities purchased, $761,865 payable for fund shares redeemed, $61,561 other accrued expenses payable and $827,320 due to manager and affiliates as of December 31, 2021.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 4,639,297
Foreign taxes withheld	(19,554)
4,619,743
EXPENSES:
Management fees	8,693,770
Distribution fees-Service Class	1,094,182
Shareholder servicing fees	374,491
Accounting and administration expenses	230,211
Professional fees	52,507
Reports and statements to shareholders	31,840
Trustees’ fees and expenses	27,047
Custodian fees	16,640
Pricing fees	5,082
Consulting fees	3,043
Other	29,402
10,558,215
Less:
Management fees waived	(270,675)
Total operating expenses	10,287,540
NET INVESTMENT LOSS	(5,667,797)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	163,201,621
Foreign currencies	(12)
Net realized gain	163,201,609
Net change in unrealized appreciation (depreciation) of investments	11,046,654
NET REALIZED AND UNREALIZED GAIN	174,248,263
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,580,466
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (5,667,797)	$ (1,257,060)
Net realized gain	163,201,609	172,905,511
Net change in unrealized appreciation (depreciation)	11,046,654	133,377,643
Net increase in net assets resulting from operations	168,580,466	305,026,094
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(116,615,597)	(44,594,447)
Service Class	(64,060,033)	(23,491,091)
	(180,675,630)	(68,085,538)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	125,319,760	103,090,351
Service Class	59,787,171	60,717,785
Reinvestment of dividends and distributions:
Standard Class	116,615,597	44,594,447
Service Class	64,060,033	23,491,091
	365,782,561	231,893,674
Cost of shares redeemed:
Standard Class	(187,596,257)	(207,676,535)
Service Class	(72,856,925)	(75,790,389)
	(260,453,182)	(283,466,924)
Increase (decrease) in net assets derived from capital share transactions	105,329,379	(51,573,250)
NET INCREASE IN NET ASSETS	93,234,215	185,367,306
NET ASSETS:
Beginning of year	1,196,280,306	1,010,913,000
End of year	$1,289,514,521	$1,196,280,306
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 36.647	$ 29.717	$ 23.259	$ 25.969	$ 21.510
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.135)	(0.012)	0.058	0.094	0.035
Net realized and unrealized gain (loss)	5.240	9.016	8.512	(0.608)	5.236
Total from investment operations	5.105	9.004	8.570	(0.514)	5.271
Less dividends and distributions from:
Net investment income	(0.005)	—	(0.047)	(0.099)	(0.049)
Net realized gain	(5.487)	(2.074)	(2.065)	(2.097)	(0.763)
Total dividends and distributions	(5.492)	(2.074)	(2.112)	(2.196)	(0.812)
Net asset value, end of period	$ 36.260	$ 36.647	$ 29.717	$ 23.259	$ 25.969
Total return[2]	13.84%	31.69%	37.40%	(3.08%)	24.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$837,074	$786,921	$688,038	$547,099	$639,333
Ratio of expenses to average net assets	0.71%	0.73%	0.74%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.74%	0.75%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	(0.35%)	(0.04%)	0.21%	0.34%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.37%)	(0.05%)	0.20%	0.34%	0.15%
Portfolio turnover	36%	53%	19%	24%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 34.939	$ 28.489	$ 22.385	$ 25.068	$ 20.799
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.219)	(0.085)	(0.012)	0.025	(0.024)
Net realized and unrealized gain (loss)	4.991	8.609	8.181	(0.571)	5.056
Total from investment operations	4.772	8.524	8.169	(0.546)	5.032
Less dividends and distributions from:
Net investment income	(0.005)	—	—	(0.040)	—
Net realized gain	(5.487)	(2.074)	(2.065)	(2.097)	(0.763)
Total dividends and distributions	(5.492)	(2.074)	(2.065)	(2.137)	(0.763)
Net asset value, end of period	$ 34.219	$ 34.939	$ 28.489	$ 22.385	$ 25.068
Total return[2]	13.56%	31.37%	37.06%	(3.31%)	24.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$452,441	$409,360	$322,875	$209,406	$191,303
Ratio of expenses to average net assets	0.96%	0.98%	0.99%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.99%	1.00%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.60%)	(0.29%)	(0.04%)	0.09%	(0.10%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.62%)	(0.30%)	(0.05%)	0.09%	(0.10%)
Portfolio turnover	36%	53%	19%	24%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2021.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$74,771
Legal	12,098
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,080 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$702,112
Distribution fees payable to LFD	94,044
Shareholder servicing fees payable to Lincoln Life	31,164
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$462,554,419
Sales	544,854,276
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$723,036,529
Aggregate unrealized appreciation of investments	$603,132,123
Aggregate unrealized depreciation of investments	(35,683,097)
Net unrealized appreciation of investments	$567,449,026
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 9,096,924	$ —	$ —	$ 9,096,924
Air Freight & Logistics	2,000,921	—	—	2,000,921
Airlines	4,771,554	—	—	4,771,554
Auto Components	2,556,725	—	—	2,556,725
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Banks	$ 3,396,047	$ —	$ —	$ 3,396,047
Beverages	8,217,787	—	—	8,217,787
Biotechnology	51,312,501	—	—	51,312,501
Building Products	11,488,289	—	—	11,488,289
Capital Markets	30,902,565	—	—	30,902,565
Chemicals	14,817,567	—	—	14,817,567
Commercial Services & Supplies	41,652,446	—	—	41,652,446
Communications Equipment	6,077,386	—	—	6,077,386
Construction & Engineering	2,404,800	—	—	2,404,800
Construction Materials	3,843,967	—	—	3,843,967
Consumer Finance	7,569,180	—	—	7,569,180
Containers & Packaging	9,784,950	—	—	9,784,950
Distributors	1,754,600	—	—	1,754,600
Diversified Consumer Services	4,099,067	—	—	4,099,067
Diversified Telecommunication Services	—	—	227,017	227,017
Electrical Equipment	20,129,015	—	—	20,129,015
Electronic Equipment, Instruments & Components	44,788,726	—	—	44,788,726
Entertainment	24,581,027	—	—	24,581,027
Equity Real Estate Investment Trusts	22,443,780	—	—	22,443,780
Food & Staples Retailing	5,249,891	—	—	5,249,891
Food Products	13,802,953	—	—	13,802,953
Health Care Equipment & Supplies	65,614,429	—	—	65,614,429
Health Care Providers & Services	30,100,481	—	—	30,100,481
Health Care Technology	13,687,953	—	—	13,687,953
Hotels, Restaurants & Leisure	72,954,845	—	—	72,954,845
Household Durables	9,938,719	—	—	9,938,719
Household Products	3,220,548	—	—	3,220,548
Insurance	13,550,451	—	—	13,550,451
Interactive Media & Services	26,769,115	—	—	26,769,115
Internet & Direct Marketing Retail	13,215,459	—	—	13,215,459
IT Services	69,272,578	2,498,553	—	71,771,131
Life Sciences Tools & Services	62,799,201	—	—	62,799,201
Machinery	11,934,680	—	—	11,934,680
Media	13,877,883	—	—	13,877,883
Metals & Mining	2,234,520	—	—	2,234,520
Multiline Retail	4,599,658	—	—	4,599,658
Oil, Gas & Consumable Fuels	23,052,019	—	2,921,534	25,973,553
Pharmaceuticals	7,731,853	—	—	7,731,853
Professional Services	40,576,302	—	—	40,576,302
Real Estate Management & Development	906,261	—	—	906,261
Road & Rail	11,909,262	—	—	11,909,262
Semiconductors & Semiconductor Equipment	75,780,146	—	—	75,780,146
Software	245,085,743	—	4,321,260	249,407,003
Specialty Retail	74,842,485	—	—	74,842,485
Textiles, Apparel & Luxury Goods	14,444,505	—	—	14,444,505
Trading Companies & Distributors	8,215,204	—	—	8,215,204
Convertible Preferred Stocks	—	—	14,819,831	14,819,831
Money Market Fund	2,640,392	—	—	2,640,392
Total Investments	$1,265,697,360	$2,498,553	$22,289,642	$1,290,485,555
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2021.
Asset Type	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Average)
Common Stock	$ 7,469,811	Recent Transaction	#	#
			Enterprise Value to Sales multiple (b)	11.2x (N/A)
			Enterprise Value to Gross Profit multiple (b)	14.2x (N/A)
			Enterprise Value to EBITDA multiple (b)	10.5x-12.5x (N/A)
			Projected future value discount rate (a)	20% (N/A)
			Present Value Factor	0.482
			Projected future value discount rate term	4 years
			Discount for Lack of Marketability (a)	10% (N/A)
Convertible Preferred Stock	$14,819,831	Recent Transaction	#	#
			Enterprise Value to Sales Multiple (b)	11.2x (N/A)
			Enterprise Value to Gross Profit Multiple (b)	14.2x (N/A)
			Discount for Lack of Marketability (a)	10% (N/A)
Total	$22,289,642
# No quantitative unobservable inputs significant to the valuation technique were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/20	$ 3,039,783	$15,963,237	$19,003,020
Reclassifications	2,071,623	(2,071,623)	—
Purchases	2,158,894	6,353,887	8,512,781
Sales	(1,644,256)	(3,446,982)	(5,091,238)
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain (loss)	17,472	(219,947)	(202,475)
Net change in unrealized appreciation (depreciation)	1,826,295	(1,758,741)	67,554
Balance as of 12/31/21	$ 7,469,811	$14,819,831	$22,289,642
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/21	$ 1,804,958	$ 3,272,446	$ 5,077,404
During the year ended December 31, 2021, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies (“PFICS”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$28,748,224	$15,437,894
Long-term capital gains	151,927,406	52,647,644
Total	$180,675,630	$68,085,538
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$133,214,970
Other temporary differences	(1)
Net unrealized appreciation	567,449,026
Distributable earnings/(accumulated loss)	$700,663,995
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	3,308,344	3,861,906
Service Class	1,672,407	2,181,459
Shares reinvested:
Standard Class	3,149,491	1,444,718
Service Class	1,830,982	796,132
	9,961,224	8,284,215
Shares redeemed:
Standard Class	(4,845,012)	(6,987,145)
Service Class	(1,997,820)	(2,594,408)
	(6,842,832)	(9,581,553)
Net increase (decrease)	3,118,392	(1,297,338)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets over $750 million for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, the fees charged to other registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–27

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 15.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its composite benchmark, the U.S. Growth Blended Composite1, returned 16.31% and its broad-based benchmark index, the Russell 1000 Index2, returned 26.45%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2021, most notably the dispersion of returns across style and market capitalizations. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2021, equity allocations to lower market capitalization funds generally contributed positively to performance. Conversely, equity allocations to higher market capitalization actively managed funds generally detracted as they underperformed their respective equity index within the composite benchmark for the year. Within fixed income, allocations to high yield contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
Due to elevated volatility of the stock market, the risk management overlay of the LVIP U.S. Growth Allocation Managed Risk Fund had a modestly negative impact on relative performance in 2021.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,166 for the Standard Class shares and to $15,900 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $20,304 and $25,746, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 15.37%
Five Years	+ 10.02%
Inception (5/1/15)	+ 7.47%
Service Class Shares
One Year	+ 15.08%
Five Years	+ 9.75%
Inception (5/1/15)	+ 7.20%
1. U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,054.00	0.29%	$1.50
Service Class Shares	1,000.00	1,052.70	0.54%	2.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.48%
Investment Companies	97.48%
Equity Funds	68.49%
Fixed Income Funds	27.98%
Global Equity Fund	1.01%
Unaffiliated Investment	2.46%
Investment Company	2.46%
Money Market Fund	2.46%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.48%
INVESTMENT COMPANIES–97.48%
Equity Funds–68.49%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	518,805	$ 49,423,428
LVIP MFS Value Fund	5,444,448	314,248,081
LVIP SSGA Mid-Cap Index Fund	3,344,742	50,729,707
LVIP SSGA Nasdaq-100 Index Fund	1,188,810	13,986,344
LVIP SSGA S&P 500 Index Fund	12,637,258	380,191,907
LVIP SSGA Small-Cap Index Fund	2,445,804	96,941,901
LVIP SSGA Small-Mid Cap 200 Fund	3,706,469	48,847,552
LVIP T. Rowe Price Growth Stock Fund	3,534,492	255,632,148
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,876,294	68,034,410
LVIP Wellington SMID Cap Value Fund	3,394,850	106,849,522
		1,384,885,000
Fixed Income Funds–27.98%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	963,580	9,951,851
LVIP Delaware Bond Fund	11,838,362	162,079,012
LVIP JPMorgan High Yield Fund	4,639,857	50,129,013
LVIP PIMCO Low Duration Bond Fund	1,617,299	15,936,868
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Bond Index Fund	13,445,733	$ 155,244,432
LVIP SSGA Short-Term Bond Index Fund	876,934	8,968,405
LVIP Western Asset Core Bond Fund	16,036,693	163,526,166
		565,835,747
Global Equity Fund–1.01%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	2,033,760	20,392,507
		20,392,507
Total Affiliated Investments (Cost $1,421,925,592)		1,971,113,254

UNAFFILIATED INVESTMENT–2.46%
INVESTMENT COMPANY–2.46%
Money Market Fund–2.46%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	49,734,010	49,734,010
Total Unaffiliated Investment (Cost $49,734,010)		49,734,010

TOTAL INVESTMENTS–99.94% (Cost $1,471,659,602)	2,020,847,264
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	1,245,543
NET ASSETS APPLICABLE TO 150,836,859 SHARES OUTSTANDING–100.00%	$2,022,092,807

✧✧ Standard Class shares.
LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
69	E-mini Russell 2000 Index	$ 7,737,660	$ 7,643,527	3/18/22	$ 94,133	$—
178	E-mini S&P 500 Index	42,350,650	41,472,353	3/18/22	878,297	—
39	E-mini S&P MidCap 400 Index	11,067,030	10,807,124	3/18/22	259,906	—
Total Futures Contracts					$1,232,336	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Affiliated investments, at value	$1,971,113,254
Unaffiliated investments, at value	49,734,010
Cash collateral held at broker for futures contracts	2,987,500
Receivable for fund shares sold	239,447
Prepaid expenses	6,153
Dividends and interest receivable	1,022
TOTAL ASSETS	2,024,081,386
LIABILITIES:
Due to manager and affiliates	875,806
Payable for fund shares redeemed	759,926
Payable for securities purchased	176,993
Variation margin due to broker on futures contracts	132,186
Other accrued expenses payable	43,668
TOTAL LIABILITIES	1,988,579
TOTAL NET ASSETS	$2,022,092,807
Affiliated investments, at cost	$1,421,925,592
Unaffiliated investments, at cost	49,734,010
Standard Class:
Net Assets	$ 17,656,219
Shares Outstanding	1,315,519
Net Asset Value Per Share	$ 13.421
Service Class:
Net Assets	$2,004,436,588
Shares Outstanding	149,521,340
Net Asset Value Per Share	$ 13.406
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,574,518,140
Distributable earnings/(accumulated loss)	447,574,667
TOTAL NET ASSETS	$2,022,092,807
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends from affiliated investments	$ 25,405,980
Dividends from unaffiliated investments	12,261
25,418,241
EXPENSES:
Management fees	4,756,788
Distribution fees-Service Class	4,717,016
Shareholder servicing fees	551,787
Accounting and administration expenses	193,902
Professional fees	56,042
Trustees’ fees and expenses	39,640
Reports and statements to shareholders	30,624
Custodian fees	13,187
Consulting fees	4,062
Pricing fees	497
Other	28,711
10,392,256
Less:
Management fees waived	(190,272)
Total operating expenses	10,201,984
NET INVESTMENT INCOME	15,216,257
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	43,262,726
Sale of unaffiliated investments	57
Distributions from affiliated investment companies	66,097,054
Futures contracts	(8,618,439)
Net realized gain	100,741,398
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	148,818,325
Futures contracts	(54,154)
Net change in unrealized appreciation (depreciation)	148,764,171
NET REALIZED AND UNREALIZED GAIN	249,505,569
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,721,826
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,216,257	$ 15,676,501
Net realized gain (loss)	100,741,398	(91,108,473)
Net change in unrealized appreciation (depreciation)	148,764,171	213,303,333
Net increase in net assets resulting from operations	264,721,826	137,871,361
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(662,799)	(295,948)
Service Class	(71,573,919)	(33,491,608)
	(72,236,718)	(33,787,556)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,252,626	4,610,119
Service Class	119,302,744	212,647,435
Reinvestment of dividends and distributions:
Standard Class	662,799	295,948
Service Class	71,573,919	33,491,608
	193,792,088	251,045,110
Cost of shares redeemed:
Standard Class	(896,489)	(8,856,151)
Service Class	(121,107,084)	(104,279,473)
	(122,003,573)	(113,135,624)
Increase in net assets derived from capital share transactions	71,788,515	137,909,486
NET INCREASE IN NET ASSETS	264,273,623	241,993,291
NET ASSETS:
Beginning of year	1,757,819,184	1,515,825,893
End of year	$2,022,092,807	$1,757,819,184
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.092	$ 11.393	$ 10.250	$ 10.960	$ 9.769
Income (loss) from investment operations:
Net investment income[1]	0.137	0.140	0.172	0.175	0.135
Net realized and unrealized gain (loss)	1.717	0.822	1.570	(0.681)	1.352
Total from investment operations	1.854	0.962	1.742	(0.506)	1.487
Less dividends and distributions from:
Net investment income	(0.358)	(0.202)	(0.177)	(0.202)	(0.178)
Net realized gain	(0.167)	(0.061)	(0.422)	(0.002)	(0.118)
Total dividends and distributions	(0.525)	(0.263)	(0.599)	(0.204)	(0.296)
Net asset value, end of period	$ 13.421	$ 12.092	$ 11.393	$ 10.250	$ 10.960
Total return[2]	15.37%	8.50%	17.18%	(4.62%)	15.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,656	$14,053	$ 17,450	$ 12,113	$ 6,015
Ratio of expenses to average net assets[3]	0.29%	0.29%	0.30%	0.30%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.43%	0.75%	0.74%
Ratio of net investment income to average net assets	1.05%	1.25%	1.56%	1.60%	1.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	1.24%	1.42%	1.15%	0.82%
Portfolio turnover	15%	30%	17%	24%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.081	$ 11.385	$ 10.248	$ 10.959	$ 9.769
Income (loss) from investment operations:
Net investment income[1]	0.104	0.112	0.144	0.148	0.108
Net realized and unrealized gain (loss)	1.714	0.820	1.567	(0.680)	1.352
Total from investment operations	1.818	0.932	1.711	(0.532)	1.460
Less dividends and distributions from:
Net investment income	(0.326)	(0.175)	(0.152)	(0.177)	(0.152)
Net realized gain	(0.167)	(0.061)	(0.422)	(0.002)	(0.118)
Total dividends and distributions	(0.493)	(0.236)	(0.574)	(0.179)	(0.270)
Net asset value, end of period	$ 13.406	$ 12.081	$ 11.385	$ 10.248	$ 10.959
Total return[2]	15.08%	8.24%	16.88%	(4.86%)	14.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,004,437	$1,743,766	$1,498,376	$1,067,849	$949,388
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.55%	0.55%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.68%	1.00%	0.99%
Ratio of net investment income to average net assets	0.80%	1.00%	1.31%	1.35%	1.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.79%	0.99%	1.17%	0.90%	0.57%
Portfolio turnover	15%	30%	17%	24%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's
LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$109,529
Legal	17,722
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,963 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$405,701
Distribution fees payable to LFD	418,950
Printing and mailing fees payable to Lincoln Life	2,133
Shareholder servicing fees payable to Lincoln Life	49,022
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2021, were as follows:
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.48%@
Equity Funds-68.49%@
✧✧LVIP Baron Growth Opportunities Fund	$ 44,167,941	$ 5,601,466	$ 7,665,646	$ 1,719,450	$ 5,600,217	$ 49,423,428	518,805	$ —	$ 1,068,159
✧✧LVIP MFS Value Fund	244,066,132	40,353,578	24,032,593	1,641,021	52,219,943	314,248,081	5,444,448	4,055,025	4,822,822
✧✧LVIP SSGA Mid-Cap Index Fund	43,942,100	6,235,935	7,592,847	650,900	7,493,619	50,729,707	3,344,742	534,329	1,663,068
✧✧‡LVIP SSGA Nasdaq-100 Index Fund	—	13,758,372	2,031,408	159,663	2,099,717	13,986,344	1,188,810	23,840	175,229
✧✧LVIP SSGA S&P 500 Index Fund	361,613,951	22,201,471	83,766,623	16,838,529	63,304,579	380,191,907	12,637,258	4,447,740	5,599,849
✧✧LVIP SSGA Small-Cap Index Fund	74,438,751	29,131,383	14,978,974	1,494,848	6,855,893	96,941,901	2,445,804	816,046	2,698,923
✧✧LVIP SSGA Small-Mid Cap 200 Fund	45,373,495	16,944,070	16,052,237	3,426,638	(844,414)	48,847,552	3,706,469	874,323	10,700,771
✧✧LVIP T. Rowe Price Growth Stock Fund	252,010,514	29,686,276	57,633,435	13,669,922	17,898,871	255,632,148	3,534,492	—	19,128,939
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	71,960,703	24,166,940	29,537,900	4,190,791	(2,746,124)	68,034,410	1,876,294	8,852	9,871,463
✧✧LVIP Wellington SMID Cap Value Fund	69,792,095	29,142,618	8,614,532	415,354	16,113,987	106,849,522	3,394,850	490,155	4,865,151
Fixed Income Funds-27.98%@
✧✧‡LVIP BlackRock Inflation Protected Bond Fund	—	10,411,183	92,336	(1,113)	(365,883)	9,951,851	963,580	414,074	—
✧✧LVIP Delaware Bond Fund	134,254,644	42,131,100	6,644,351	(368,890)	(7,293,491)	162,079,012	11,838,362	3,292,008	1,849,605
✧✧LVIP JPMorgan High Yield Fund	42,195,877	9,370,342	2,050,726	(16,455)	629,975	50,129,013	4,639,857	2,198,974	—
✧✧LVIP PIMCO Low Duration Bond Fund	17,280,789	2,694,197	3,717,989	12,776	(332,905)	15,936,868	1,617,299	227,692	—
✧✧LVIP SSGA Bond Index Fund	144,478,094	27,714,537	10,405,496	(436,166)	(6,106,537)	155,244,432	13,445,733	3,005,856	578,086
✧✧LVIP SSGA Short-Term Bond Index Fund	7,401,922	2,107,805	369,131	(5,968)	(166,223)	8,968,405	876,934	85,682	40,406
✧✧LVIP Western Asset Core Bond Fund	135,376,818	43,085,516	6,685,366	(244,257)	(8,006,545)	163,526,166	16,036,693	3,666,007	2,301,866
Global Equity Fund-1.01%@
✧✧LVIP BlackRock Global Real Estate Fund	16,930,283	3,159,759	2,276,864	115,683	2,463,646	20,392,507	2,033,760	1,265,377	732,717
Total	$1,705,284,109	$357,896,548	$284,148,454	$ 43,262,726	$148,818,325	$1,971,113,254		$25,405,980	$ 66,097,054

@ As a percentage of Net Assets as of December 31, 2021.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$358,496,467
Sales	284,148,454
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,504,183,032
Aggregate unrealized appreciation of investments and derivatives	$ 519,954,745
Aggregate unrealized depreciation of investments and derivatives	(3,290,512)
Net unrealized appreciation of investments and derivatives	$ 516,664,233
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,971,113,254	$—	$—	$1,971,113,254
Unaffiliated Investment Company	49,734,010	—	—	49,734,010
Total Investments	$2,020,847,264	$—	$—	$2,020,847,264
Derivatives:
Assets:
Futures Contracts	$ 1,232,336	$—	$—	$ 1,232,336
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/21	12/31/20
Ordinary income	$56,901,906	$25,074,807
Long-term capital gains	15,334,812	8,712,749
Total	$72,236,718	$33,787,556
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 22,614,689
Undistributed long-term capital gains	59,532,307
Other temporary differences	(151,236,558)
Net unrealized appreciation	516,664,229
Distributable earnings/(accumulated loss)	$ 447,574,667
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	172,563	416,269
Service Class	9,142,769	19,177,846
Shares reinvested:
Standard Class	49,357	24,940
Service Class	5,339,377	2,831,978
	14,704,066	22,451,033
Shares redeemed:
Standard Class	(68,573)	(810,686)
Service Class	(9,302,541)	(9,276,545)
	(9,371,114)	(10,087,231)
Net increase	5,332,952	12,363,802
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S.
LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$1,232,336	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(8,204,665)	$(54,154)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(413,774)	—
Total		$(8,618,439)	$(54,154)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$59,225,277	$2,246,951
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by LIAC in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2021. The Board considered complex-wide and peer group performance information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors and a risk control benchmark. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP U.S. Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the U.S. Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP U.S. Growth Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP U.S. Growth Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP U.S. Growth Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund–25

LVIP Vanguard Allocation Funds
(formerly, LVIP Dimensional/Vanguard Allocation Funds)
LVIP Vanguard Bond Allocation Fund
(formerly, LVIP Dimensional/Vanguard Total Bond Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Vanguard Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Vanguard Allocation Funds
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP Vanguard Bond Allocation Fund returned (1.29)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (1.54)%.
The LVIP Vanguard Domestic Equity ETF Fund returned 25.74% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 3000® Index2, returned 25.66%.
The LVIP Vanguard International Equity ETF Fund returned 8.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned 7.82%.
For a third consecutive year domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID-19 outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate the fact that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed income returns were largely negative. The 10-year US Treasury yield finished the year 0.59% higher than the end of 2020, ending 2021 at 1.51%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in TIPS (“Treasury Inflation-Protected Securities”) being the top performing sector in fixed income.
There continued to be dispersion in performance across investment styles and geographies. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower market capitalizations, specifically mid cap and small cap. Additionally, non-US equities in developed markets and emerging markets continued to lag US equities.
The LVIP Vanguard Bond Allocation Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests its assets in mutual funds and exchange-traded funds sponsored by The Vanguard Group, Inc. During the year, the Fund was restructured to remove the underlying Dimensional funds. Currently approximately 30% of the Fund’s portfolio invests in the Vanguard Core Bond Fund and approximately 70% of the Fund’s portfolio invests in exchange-traded funds of the Vanguard ETFs series, which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). The Fund’s shorter duration positioning versus the benchmark helped performance, as interest rates increased over the year.
This LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund invests predominately in Vanguard equity exchange-traded funds across a broad range of domestic asset classes. The Fund has similar exposures to its benchmark and performance has been in line with the benchmark.
The LVIP Vanguard International Equity ETF Fund operates under a fund of funds structure. It currently consists of seven Vanguard equity exchange-traded funds and one money market fund. The Fund maintains static weights to the underlying ETFs, which results in modest sector and country weight differences versus its prospectus benchmark. During the calendar year 2021, the Fund’s underweight to emerging markets and overweight to global small capitalization stocks contributed positively to relative performance. On the contrary, an overweight to Japan detracted from relative performance.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Vanguard Allocation Funds–1

LVIP Vanguard Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard Bond Allocation Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Bond Allocation Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,460 for the Standard Class shares and to $12,153 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,308. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.29%
Five Years	+ 2.88%
Ten Years	+ 2.22%
Service Class Shares
One Year	- 1.54%
Five Years	+ 2.62%
Ten Years	+ 1.97%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $42,291 for the Standard Class shares and to $41,244 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $45,285. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 25.74%
Five Years	+ 17.53%
Ten Years	+ 15.51%
Service Class Shares
One Year	+ 25.42%
Five Years	+ 17.24%
Ten Years	+ 15.22%

LVIP Vanguard Allocation Funds–2

LVIP Vanguard Allocation Funds
2021 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 12/31/11. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,085 for the Standard Class shares and to $20,563 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,195. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 8.16%
Five Years	+ 9.91%
Ten Years	+ 7.75%
Service Class Shares
One Year	+ 7.89%
Five Years	+ 9.64%
Ten Years	+ 7.48%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3.The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.

LVIP Vanguard Allocation Funds–3

LVIP Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Vanguard Bond Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$998.00	0.28%	$1.41
Service Class Shares	1,000.00	996.70	0.53%	2.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.60	0.53%	2.70
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,094.50	0.25%	$1.32
Service Class Shares	1,000.00	1,093.10	0.50%	2.64
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$987.10	0.26%	$1.30
Service Class Shares	1,000.00	985.90	0.51%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60

LVIP Vanguard Allocation Funds–4

LVIP Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Vanguard Allocation Funds–5

LVIP Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Vanguard Bond Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	30.11%
Investment Company	30.11%
Fixed Income Fund	30.11%
Unaffiliated Investments	70.44%
Investment Companies	70.44%
Fixed Income Funds	69.43%
Money Market Fund	1.01%
Total Investments	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.61%
Equity Funds	100.12%
Money Market Fund	0.49%
Total Investments	100.61%
Liabilities Net of Receivables and Other Assets	(0.61%)
Total Net Assets	100.00%
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.08%
International Equity Funds	100.03%
Money Market Fund	0.05%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
LVIP Vanguard Allocation Funds–6

LVIP Vanguard Bond Allocation Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–30.11%
INVESTMENT COMPANY–30.11%
Fixed Income Fund–30.11%
Vanguard Core Bond Fund	17,865,386	$ 378,924,830
Total Affiliated Investment (Cost $379,170,649)		378,924,830

UNAFFILIATED INVESTMENTS–70.44%
INVESTMENT COMPANIES–70.44%
Fixed Income Funds–69.43%
Vanguard Intermediate-Term Bond ETF	1,587,827	139,125,402
Vanguard Long-Term Bond ETF	1,483,266	152,657,737
Vanguard Mortgage-Backed Securities ETF	2,784,490	147,132,451
Vanguard Short-Term Bond ETF	3,115,451	251,821,904
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Total International Bond ETF	3,319,254	$ 183,090,051
		873,827,545
Money Market Fund–1.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	12,768,538	12,768,538
		12,768,538
Total Unaffiliated Investments (Cost $891,376,854)		886,596,083

TOTAL INVESTMENTS–100.55% (Cost $1,270,547,503)	1,265,520,913
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.55%)	(6,951,716)
NET ASSETS APPLICABLE TO 115,757,835 SHARES OUTSTANDING–100.00%	$1,258,569,197

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–7

LVIP Vanguard Domestic Equity ETF Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.61%
Equity Funds–100.12%
Vanguard Dividend Appreciation ETF	537,797	$ 92,366,635
Vanguard Mega Cap 300 Growth ETF	928,247	242,049,688
Vanguard Mega Cap 300 Value ETF	2,012,686	214,995,119
Vanguard Mid-Cap Growth ETF	141,873	36,123,703
Vanguard Mid-Cap Value ETF	250,334	37,632,710
Vanguard Real Estate ETF	91,681	10,635,913
Vanguard Small-Cap Growth ETF	116,527	32,836,143
Vanguard Small-Cap Value ETF	189,985	33,978,817
Vanguard Total Stock Market ETF	1,263,726	305,114,005
		1,005,732,733
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.49%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	4,872,577	$ 4,872,577
		4,872,577
Total Investment Companies (Cost $477,089,634)		1,010,605,310

TOTAL INVESTMENTS–100.61% (Cost $477,089,634)	1,010,605,310
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.61%)	(6,103,143)
NET ASSETS APPLICABLE TO 31,062,546 SHARES OUTSTANDING–100.00%	$1,004,502,167

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–8

LVIP Vanguard International Equity ETF Fund
Schedule of Investments
December 31, 2021
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.08%
International Equity Funds–100.03%
Vanguard FTSE All World ex-US Small-Cap ETF	221,939	$ 29,730,948
Vanguard FTSE All-World ex-US ETF	2,625,339	160,880,774
Vanguard FTSE Developed Markets ETF	2,816,562	143,813,656
Vanguard FTSE Emerging Markets ETF	1,541,939	76,264,303
Vanguard FTSE European ETF	1,157,073	78,958,662
Vanguard FTSE Pacific ETF	1,059,935	82,685,529
Vanguard Global ex-U.S. Real Estate ETF	427,983	23,089,683
		595,423,555
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.05%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	303,854	$ 303,854
		303,854
Total Investment Companies (Cost $483,268,860)		595,727,409

TOTAL INVESTMENTS–100.08% (Cost $483,268,860)	595,727,409
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(456,999)
NET ASSETS APPLICABLE TO 46,177,479 SHARES OUTSTANDING–100.00%	$595,270,410

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–9

LVIP Vanguard Allocation Funds
Statements of Assets and Liabilities
December 31, 2021
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Unaffiliated investments, at value	$ 886,596,083	$1,010,605,310	$595,727,409
Affiliated investments, at value	378,924,830	—	—
Receivable for fund shares sold	736,947	437,666	372,629
Prepaid expenses	3,791	5,135	3,050
Dividends and interest receivable	156	8	60
Receivable for securities sold	—	—	168,320
TOTAL ASSETS	1,266,261,807	1,011,048,119	596,271,468
LIABILITIES:
Payable for securities purchased	7,086,564	4,871,943	472,014
Due to manager and affiliates	515,802	302,238	181,296
Payable for fund shares redeemed	61,044	1,344,983	325,749
Other accrued expenses payable	29,200	26,788	21,999
TOTAL LIABILITIES	7,692,610	6,545,952	1,001,058
TOTAL NET ASSETS	$1,258,569,197	$1,004,502,167	$595,270,410
Unaffiliated investments, at cost	$ 891,376,854	$ 477,089,634	$483,268,860
Affiliated investments, at cost	379,170,649	—	—
Standard Class:
Net Assets	$ 227,649,147	$ 473,107,314	$265,041,124
Shares Outstanding	20,928,427	14,617,587	20,544,772
Net Asset Value Per Share	$ 10.878	$ 32.366	$ 12.901
Service Class:
Net Assets	$1,030,920,050	$ 531,394,853	$330,229,286
Shares Outstanding	94,829,408	16,444,959	25,632,707
Net Asset Value Per Share	$ 10.871	$ 32.314	$ 12.883
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$1,237,325,086	$ 472,667,507	$492,728,082
Distributable earnings/(accumulated loss)	21,244,111	531,834,660	102,542,328
TOTAL NET ASSETS	$1,258,569,197	$1,004,502,167	$595,270,410
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–10

LVIP Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2021
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 15,664,259	$ 12,154,122	$17,736,043
Dividends from affiliated investments	5,157,318	—	—
	20,821,577	12,154,122	17,736,043
EXPENSES:
Management fees	3,005,303	2,283,759	1,374,170
Distribution fees-Service Class	2,473,204	1,209,427	771,441
Shareholder servicing fees	348,615	264,916	159,404
Accounting and administration expenses	129,133	106,102	81,602
Professional fees	37,315	33,761	28,926
Reports and statements to shareholders	30,039	15,701	13,032
Trustees’ fees and expenses	25,129	18,858	11,434
Custodian fees	7,221	20,463	8,990
Consulting fees	3,019	2,818	2,633
Pricing fees	150	117	138
Other	12,620	15,843	6,502
	6,071,748	3,971,765	2,458,272
Less:
Management fees waived	(187,976)	(456,752)	(274,834)
Total operating expenses	5,883,772	3,515,013	2,183,438
NET INVESTMENT INCOME	14,937,805	8,639,109	15,552,605
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	13,539,539	—	—
Sale of unaffiliated investments	18,958,441	11,097,309	832,134
Distributions from affiliated investment companies	271,501	—	—
Net realized gain	32,769,481	11,097,309	832,134
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(23,028,663)	—	—
Unaffiliated investments	(41,377,958)	186,180,262	23,046,296
Net change in unrealized appreciation (depreciation)	(64,406,621)	186,180,262	23,046,296
NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,637,140)	197,277,571	23,878,430
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(16,699,335)	$205,916,680	$39,431,035
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–11

LVIP Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,937,805	$ 13,298,711	$ 8,639,109	$ 9,052,382	$ 15,552,605	$ 7,760,244
Net realized gain	32,769,481	3,476,577	11,097,309	2,839,041	832,134	8,051,891
Net change in unrealized appreciation (depreciation)	(64,406,621)	35,804,024	186,180,262	123,887,886	23,046,296	37,813,173
Net increase (decrease) in net assets resulting from operations	(16,699,335)	52,579,312	205,916,680	135,779,309	39,431,035	53,625,308
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,774,165)	(2,832,778)	(9,914,879)	(5,590,907)	(11,126,503)	(4,108,110)
Service Class	(14,706,232)	(11,791,072)	(9,903,179)	(5,634,110)	(13,301,027)	(4,863,554)
	(18,480,397)	(14,623,850)	(19,818,058)	(11,225,017)	(24,427,530)	(8,971,664)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	54,696,852	61,468,129	42,708,669	61,184,680	47,588,880	36,457,225
Service Class	189,677,158	189,402,475	70,062,523	58,419,698	70,259,359	38,835,544
Reinvestment of dividends and distributions:
Standard Class	3,774,165	2,832,778	9,914,879	5,590,907	11,126,503	4,108,110
Service Class	14,706,232	11,791,072	9,903,179	5,634,110	13,301,027	4,863,554
	262,854,407	265,494,454	132,589,250	130,829,395	142,275,769	84,264,433
Cost of shares redeemed:
Standard Class	(13,296,382)	(33,724,116)	(39,052,915)	(34,998,365)	(13,332,980)	(15,431,350)
Service Class	(67,973,479)	(133,021,001)	(82,542,288)	(71,707,194)	(43,366,666)	(41,729,105)
	(81,269,861)	(166,745,117)	(121,595,203)	(106,705,559)	(56,699,646)	(57,160,455)
Increase in net assets derived from capital share transactions	181,584,546	98,749,337	10,994,047	24,123,836	85,576,123	27,103,978
NET INCREASE IN NET ASSETS	146,404,814	136,704,799	197,092,669	148,678,128	100,579,628	71,757,622
NET ASSETS:
Beginning of year	1,112,164,383	975,459,584	807,409,498	658,731,370	494,690,782	422,933,160
End of year	$1,258,569,197	$1,112,164,383	$1,004,502,167	$ 807,409,498	$595,270,410	$494,690,782
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–12

LVIP Vanguard Bond Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.206	$ 10.766	$ 10.268	$ 10.519	$ 10.414
Income (loss) from investment operations:
Net investment income[1]	0.160	0.168	0.267	0.259	0.212
Net realized and unrealized gain (loss)	(0.303)	0.444	0.501	(0.276)	0.094
Total from investment operations	(0.143)	0.612	0.768	(0.017)	0.306
Less dividends and distributions from:
Net investment income	(0.158)	(0.164)	(0.269)	(0.229)	(0.196)
Net realized gain	(0.027)	(0.008)	(0.001)	(0.005)	(0.005)
Total dividends and distributions	(0.185)	(0.172)	(0.270)	(0.234)	(0.201)
Net asset value, end of period	$ 10.878	$ 11.206	$ 10.766	$ 10.268	$ 10.519
Total return[2]	(1.29%)	5.68%	7.48%	(0.15%)	2.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227,649	$188,656	$151,894	$119,199	$92,668
Ratio of expenses to average net assets[3]	0.28%	0.26%	0.26%	0.26%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	1.45%	1.50%	2.49%	2.50%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.45%	2.44%	2.45%	1.95%
Portfolio turnover	88%	13%	5%	6%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–13

LVIP Vanguard Bond Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.201	$ 10.763	$ 10.268	$ 10.519	$ 10.414
Income (loss) from investment operations:
Net investment income[1]	0.132	0.140	0.240	0.233	0.186
Net realized and unrealized gain (loss)	(0.304)	0.443	0.500	(0.275)	0.093
Total from investment operations	(0.172)	0.583	0.740	(0.042)	0.279
Less dividends and distributions from:
Net investment income	(0.131)	(0.137)	(0.244)	(0.204)	(0.169)
Net realized gain	(0.027)	(0.008)	(0.001)	(0.005)	(0.005)
Total dividends and distributions	(0.158)	(0.145)	(0.245)	(0.209)	(0.174)
Net asset value, end of period	$ 10.871	$ 11.201	$ 10.763	$ 10.268	$ 10.519
Total return[2]	(1.54%)	5.42%	7.20%	(0.39%)	2.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,030,920	$923,509	$823,566	$676,511	$619,133
Ratio of expenses to average net assets[3]	0.53%	0.51%	0.51%	0.51%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.56%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	1.20%	1.25%	2.24%	2.25%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.20%	2.19%	2.20%	1.70%
Portfolio turnover	88%	13%	5%	6%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 26.296	$ 22.284	$ 17.549	$ 18.804	$ 15.890
Income (loss) from investment operations:
Net investment income[1]	0.322	0.331	0.336	0.305	0.286
Net realized and unrealized gain (loss)	6.438	4.081	4.964	(1.233)	2.920
Total from investment operations	6.760	4.412	5.300	(0.928)	3.206
Less dividends and distributions from:
Net investment income	(0.379)	(0.329)	(0.334)	(0.285)	(0.266)
Net realized gain	(0.311)	(0.071)	(0.231)	(0.042)	(0.026)
Total dividends and distributions	(0.690)	(0.400)	(0.565)	(0.327)	(0.292)
Net asset value, end of period	$ 32.366	$ 26.296	$ 22.284	$ 17.549	$ 18.804
Total return[2]	25.74%	19.82%	30.29%	(4.93%)	20.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$473,107	$372,061	$283,135	$178,279	$139,832
Ratio of expenses to average net assets[3]	0.25%	0.26%	0.26%	0.26%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.31%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	1.08%	1.47%	1.64%	1.57%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.03%	1.42%	1.59%	1.52%	1.59%
Portfolio turnover	13%	15%	11%	17%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–15

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 26.260	$ 22.262	$ 17.538	$ 18.789	$ 15.881
Income (loss) from investment operations:
Net investment income[1]	0.246	0.274	0.284	0.256	0.241
Net realized and unrealized gain (loss)	6.423	4.067	4.954	(1.226)	2.915
Total from investment operations	6.669	4.341	5.238	(0.970)	3.156
Less dividends and distributions from:
Net investment income	(0.304)	(0.272)	(0.283)	(0.239)	(0.222)
Net realized gain	(0.311)	(0.071)	(0.231)	(0.042)	(0.026)
Total dividends and distributions	(0.615)	(0.343)	(0.514)	(0.281)	(0.248)
Net asset value, end of period	$ 32.314	$ 26.260	$ 22.262	$ 17.538	$ 18.789
Total return[2]	25.42%	19.53%	29.96%	(5.17%)	19.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,395	$435,348	$375,597	$281,086	$264,722
Ratio of expenses to average net assets[3]	0.50%	0.51%	0.51%	0.51%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.56%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	0.83%	1.22%	1.39%	1.32%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.78%	1.17%	1.34%	1.27%	1.34%
Portfolio turnover	13%	15%	11%	17%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.454	$ 11.453	$ 9.645	$ 11.590	$ 9.207
Income (loss) from investment operations:
Net investment income[1]	0.396	0.216	0.336	0.286	0.272
Net realized and unrealized gain (loss)	0.626	1.030	1.804	(1.990)	2.334
Total from investment operations	1.022	1.246	2.140	(1.704)	2.606
Less dividends and distributions from:
Net investment income	(0.364)	(0.245)	(0.332)	(0.241)	(0.223)
Net realized gain	(0.211)	—	—	—	—
Total dividends and distributions	(0.575)	(0.245)	(0.332)	(0.241)	(0.223)
Net asset value, end of period	$ 12.901	$ 12.454	$ 11.453	$ 9.645	$ 11.590
Total return[2]	8.16%	10.89%	22.20%	(14.71%)	28.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$265,041	$213,262	$167,736	$ 117,360	$ 99,927
Ratio of expenses to average net assets[3]	0.26%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	2.97%	2.02%	3.12%	2.56%	2.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.92%	1.97%	3.07%	2.51%	2.49%
Portfolio turnover	6%	19%	5%	12%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–17

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.440	$ 11.445	$ 9.641	$ 11.585	$ 9.205
Income (loss) from investment operations:
Net investment income[1]	0.361	0.189	0.309	0.258	0.245
Net realized and unrealized gain (loss)	0.626	1.024	1.801	(1.986)	2.331
Total from investment operations	0.987	1.213	2.110	(1.728)	2.576
Less dividends and distributions from:
Net investment income	(0.333)	(0.218)	(0.306)	(0.216)	(0.196)
Net realized gain	(0.211)	—	—	—	—
Total dividends and distributions	(0.544)	(0.218)	(0.306)	(0.216)	(0.196)
Net asset value, end of period	$ 12.883	$ 12.440	$ 11.445	$ 9.641	$ 11.585
Total return[2]	7.89%	10.61%	21.90%	(14.92%)	27.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$330,229	$281,429	$255,198	$ 191,711	$170,403
Ratio of expenses to average net assets[3]	0.51%	0.52%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.72%	1.77%	2.87%	2.31%	2.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.67%	1.72%	2.82%	2.26%	2.24%
Portfolio turnover	6%	19%	5%	12%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–18

LVIP Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Vanguard Bond Allocation Fund (formerly, LVIP Dimensional/Vanguard Total Bond Fund), LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Vanguard Bond Allocation Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be those of The Vanguard Group, Inc. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETFs investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds and the underlying ETFs can be found at www.sec.gov.
The investment objective of the LVIP Vanguard Bond Allocation Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Vanguard Allocation Funds–19

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund's average daily net assets.   This agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to May 1, 2021 for the LVIP Vanguard Bond Allocation Fund, the waiver amount was 0.05% of the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$69,156	$52,244	$31,526
Legal	11,192	8,452	5,103
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2021, these fees were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$18,902	$6,878	$7,135
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Vanguard Allocation Funds–20

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2021, each Fund had liabilities payable to affiliates as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$266,422	$167,076	$98,389
Distribution fees payable to LFD	218,475	110,412	68,641
Printing and mailing fees payable to Lincoln Life	—	524	—
Shareholder servicing fees payable to Lincoln Life	30,905	24,226	14,266
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2021, were as follows:
LVIP Vanguard Bond Allocation Fund
	Value 12/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Number of Shares 12/31/21	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-30.11%@
Fixed Income Funds-30.11%@
×DFA VA Short-Term Fixed Portfolio	$ 55,370,916	$ 5,378,724	$ 60,749,640	$ (60,019)	$ 60,019	$ —	—	$ —	$ —
×DFA VA Global Bond Portfolio	44,345,253	4,302,979	48,783,294	84,571	50,491	—	—	—	—
×DFA Intermediate Term Extended Quality Portfolio	213,828,845	22,519,118	227,019,439	13,564,831	(22,893,355)	—	—	2,079,969	—
‡Vanguard Core Bond Fund	—	385,054,891	5,834,399	(49,844)	(245,818)	378,924,830	17,865,386	3,076,639	271,501
Money Market Fund-0.00%@
×LVIP Government Money Market Fund	16,789,948	2,152,200	18,942,148	—	—	—	—	710	—
Total	$ 330,334,962	$ 419,407,912	$ 361,328,920	$ 13,539,539	$ (23,028,663)	$ 378,924,830		$ 5,157,318	$ 271,501

@ As a percentage of Net Assets as of December 31, 2021.
× Issuer is no longer an affiliate of the Fund at December 31, 2021.
‡ Issuer was not an investment of the Fund at December 31, 2020.
LVIP Vanguard Allocation Funds–21

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$1,228,503,534	$117,313,167	$111,389,874
Sales	1,046,796,736	117,296,550	35,135,776
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$1,272,008,746	$482,746,455	$493,787,750
Aggregate unrealized appreciation of investments	$ 8,631,828	$527,858,855	$101,939,659
Aggregate unrealized depreciation of investments	(15,119,661)	—	—
Net Unrealized Appreciation (Depreciation) of investments	$ (6,487,833)	$527,858,855	$101,939,659
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2021:
Level 1	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Affiliated Investment Companies	$ 378,924,830	$ —	$ —
LVIP Vanguard Allocation Funds–22

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Unaffiliated Investment Companies	$ 886,596,083	$1,010,605,310	$595,727,409
Total Investments	$1,265,520,913	$1,010,605,310	$595,727,409
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital on investments and tax deferral of losses due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2021
Ordinary income	$15,209,306	$15,408,673	$16,086,293
Long-term capital gains	3,271,091	4,409,385	8,341,237
Total	$18,480,397	$19,818,058	$24,427,530
Year ended December 31, 2020
Ordinary income	$14,486,572	$10,501,007	$ 8,194,021
Long-term capital gains	137,278	724,010	777,643
Total	$14,623,850	$11,225,017	$ 8,971,664
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$ —	$ 63,572	$ —
Undistributed long-term capital gains	27,731,946	3,912,233	602,669
Other temporary differences	(2)	—	—
Net unrealized appreciation (depreciation)	(6,487,833)	527,858,855	101,939,659
Distributable earnings/(accumulated loss)	$21,244,111	$531,834,660	$102,542,328
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.
LVIP Vanguard Allocation Funds–23

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Shares sold:
Standard Class	4,948,424	5,529,770	1,446,186	2,795,799	3,586,356	3,569,771
Service Class	17,180,598	16,991,712	2,350,085	2,757,944	5,286,474	3,851,974
Shares reinvested:
Standard Class	345,344	253,071	308,166	215,841	847,474	331,811
Service Class	1,345,908	1,053,843	308,741	218,122	1,013,749	393,702
	23,820,274	23,828,396	4,413,178	5,987,706	10,734,053	8,147,258
Shares redeemed:
Standard Class	(1,201,123)	(3,056,001)	(1,285,903)	(1,568,295)	(1,013,254)	(1,422,706)
Service Class	(6,149,285)	(12,112,314)	(2,792,005)	(3,269,505)	(3,290,466)	(3,920,738)
	(7,350,408)	(15,168,315)	(4,077,908)	(4,837,800)	(4,303,720)	(5,343,444)
Net increase	16,469,866	8,660,081	335,270	1,149,906	6,430,333	2,803,814
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Funds had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
LVIP Vanguard Allocation Funds–24

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Vanguard Allocation Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Vanguard Allocation Funds–26

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP Equity ETF Funds of Funds: LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
LVIP Vanguard Allocation Funds–27

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2022. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was lower than the median net investment management fee of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
LVIP Vanguard Bond Allocation Fund
The Board reviewed the LVIP Vanguard Bond Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board considered LIAC’s comments that the Fund has a shorter duration and higher quality bias relative to the peer group, which has detracted from performance as interest rates have declined over the past five years. The Board further noted that the Fund’s historical performance was in line with LIAC’s expectations and consistent with market conditions and portfolio positioning. The Board also noted that LIAC proposed and the Board approved the restructuring of the Fund, effective May 1, 2021. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Vanguard Allocation Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Vanguard Allocation Funds–33

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington Capital Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 17.12% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 1000® Growth Index1, returned 27.60%.
U.S. equities, as measured by the S&P 500® Index2, posted positive results during the twelve-month period ended 31 December 2021 amid the accelerating global rollout of vaccines, favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the Federal Reserve (Fed) to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a roughly U.S.$1 trillion infrastructure bill, but the fate of the Democrats' U.S.$1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant prompted a flurry of new restrictions and event cancellations to end the calendar year.
The Fund underperformed the benchmark during the twelve-month period ended 31 December 2021. Weak security selection was the primary driver of relative underperformance, with many of the top detractors in the information technology and consumer discretionary sectors. The Fund’s overweight positioning in payments companies was a large driver of relative performance within the information technology sector. Payments experienced broad weakness related to COVID-19 variants and the effect the pandemic had on travel and consumer spending. However, the Fund maintains a large overweight to payments given extremely attractive valuations in light of secular growth tailwinds and high-quality businesses. Sector allocation, a result of our bottom-up stock selection, did not have a meaningful impact to relative performance during the period.
Top detractors from relative performance during the period included out-of-benchmark positions in Global Payments (information technology), a financial technology company; FIS (information technology), a payment processing provider; and an overweight position in FleetCor Technologies (information technology), a provider of fuel cards and payment services to commercial truck fleets. The Fund maintained a position in all three names at the end of the period.
Top contributors to relative performance during the period included the Fund’s overweight positions in graphics chip provider Advanced Micro Devices (information technology), multinational alternative investment firm Blackstone (financials) and Marvell Technologies (information technology), a semiconductor provider of analog, mixed-signal, digital signal processing and embedded microprocessor integrated circuits. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the information technology and financial sectors, while the largest underweights were to consumer discretionary, consumer staples, and real estate.
The Fund did not utilize derivatives during the period.
Wellington Management Company LLP is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Financial Advisers Corporation.
Portfolio Manager:
Wellington Management Company LLP:	Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $64,423. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $60,825. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 17.12%
Five Years	+ 26.67%
Ten Years	+ 20.48%
Service Class Shares
One Year	+ 16.82%
Five Years	+ 26.35%
Ten Years	+ 20.18%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growthvalues.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,052.60	0.70%	$3.62
Service Class Shares	1,000.00	1,051.30	0.95%	4.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.70%	$3.57
Service Class Shares	1,000.00	1,020.40	0.95%	4.84

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.28%
Aerospace & Defense	1.11%
Automobiles	1.50%
Beverages	2.32%
Biotechnology	0.87%
Capital Markets	3.74%
Commercial Services & Supplies	1.39%
Consumer Finance	0.48%
Electronic Equipment, Instruments & Components	0.43%
Entertainment	0.73%
Equity Real Estate Investment Trusts	0.44%
Health Care Equipment & Supplies	3.61%
Health Care Providers & Services	1.90%
Hotels, Restaurants & Leisure	2.01%
Insurance	0.81%
Interactive Media & Services	12.76%
Internet & Direct Marketing Retail	4.63%
IT Services	11.91%
Life Sciences Tools & Services	1.68%
Machinery	0.23%
Pharmaceuticals	0.89%
Professional Services	2.71%
Road & Rail	0.73%
Semiconductors & Semiconductor Equipment	8.40%
Software	23.89%
Specialty Retail	0.30%
Technology Hardware, Storage & Peripherals	8.61%
Textiles, Apparel & Luxury Goods	1.20%
Money Market Fund	0.92%
Total Investments	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	9.32%
Apple, Inc.	8.61%
Alphabet, Inc. Class C	6.77%
Amazon.com, Inc.	4.63%
Mastercard, Inc. Class A	3.29%
Meta Platforms, Inc. Class A	2.90%
Advanced Micro Devices, Inc.	2.79%
NVIDIA Corp.	2.50%
salesforce.com, Inc.	2.09%
Adobe, Inc.	2.02%
Total	44.92%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.28%
Aerospace & Defense–1.11%
†Airbus SE Sponsored ADR	136,518	$ 4,356,289
Northrop Grumman Corp.	14,995	5,804,115
		10,160,404
Automobiles–1.50%
†Rivian Automotive, Inc. Class A	36,956	3,831,968
†Tesla, Inc.	9,434	9,969,662
		13,801,630
Beverages–2.32%
Constellation Brands, Inc. Class A	66,915	16,793,658
†Monster Beverage Corp.	46,612	4,476,616
		21,270,274
Biotechnology–0.87%
†Seagen, Inc.	51,869	8,018,947
		8,018,947
Capital Markets–3.74%
Blackstone, Inc.	69,886	9,042,550
†Coinbase Global, Inc. Class A	22,119	5,582,172
MarketAxess Holdings, Inc.	20,505	8,433,091
S&P Global, Inc.	23,872	11,265,913
		34,323,726
Commercial Services & Supplies–1.39%
†Copart, Inc.	83,888	12,719,099
		12,719,099
Consumer Finance–0.48%
American Express Co.	26,792	4,383,171
		4,383,171
Electronic Equipment, Instruments & Components–0.43%
CDW Corp.	19,390	3,970,684
		3,970,684
Entertainment–0.73%
†ROBLOX Corp. Class A	32,546	3,357,445
†Walt Disney Co.	21,877	3,388,529
		6,745,974
Equity Real Estate Investment Trusts–0.44%
Equinix, Inc.	4,761	4,027,044
		4,027,044
Health Care Equipment & Supplies–3.61%
†ABIOMED, Inc.	33,746	12,120,551
†Align Technology, Inc.	14,918	9,803,811
†Boston Scientific Corp.	262,980	11,171,390
		33,095,752
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–1.90%
UnitedHealth Group, Inc.	34,695	$ 17,421,747
		17,421,747
Hotels, Restaurants & Leisure–2.01%
†Airbnb, Inc. Class A	80,094	13,334,850
†Hilton Worldwide Holdings, Inc.	32,867	5,126,923
		18,461,773
Insurance–0.81%
Marsh & McLennan Cos., Inc.	42,762	7,432,891
		7,432,891
Interactive Media & Services–12.76%
†Alphabet, Inc. Class C	21,453	62,076,187
†Match Group, Inc.	48,425	6,404,206
†Meta Platforms, Inc. Class A	79,069	26,594,858
†Snap, Inc. Class A	142,970	6,723,879
†ZoomInfo Technologies, Inc.	236,854	15,206,027
		117,005,157
Internet & Direct Marketing Retail–4.63%
†Amazon.com, Inc.	12,728	42,439,480
		42,439,480
IT Services–11.91%
†Affirm Holdings, Inc.	28,134	2,829,155
†Block, Inc.	49,502	7,995,068
Fidelity National Information Services, Inc.	129,935	14,182,405
†FleetCor Technologies, Inc.	54,539	12,208,010
Global Payments, Inc.	103,624	14,007,892
Mastercard, Inc. Class A	83,923	30,155,212
†PayPal Holdings, Inc.	46,391	8,748,415
†Shopify, Inc. Class A	4,136	5,696,885
†Snowflake, Inc. Class A	22,772	7,714,015
Visa, Inc. Class A	26,263	5,691,455
		109,228,512
Life Sciences Tools & Services–1.68%
†Illumina, Inc.	27,631	10,511,938
†Mettler-Toledo International, Inc.	2,882	4,891,359
		15,403,297
Machinery–0.23%
IDEX Corp.	9,143	2,160,674
		2,160,674
Pharmaceuticals–0.89%
Zoetis, Inc.	33,547	8,186,474
		8,186,474
Professional Services–2.71%
IHS Markit Ltd.	57,563	7,651,274
LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†Legalzoom.com, Inc.	12,506	$ 200,972
TransUnion	143,342	16,997,494
		24,849,740
Road & Rail–0.73%
†Uber Technologies, Inc.	160,625	6,735,006
		6,735,006
Semiconductors & Semiconductor Equipment–8.40%
†Advanced Micro Devices, Inc.	177,869	25,595,349
Marvell Technology, Inc.	126,197	11,040,976
Microchip Technology, Inc.	161,575	14,066,720
Monolithic Power Systems, Inc.	6,873	3,390,657
NVIDIA Corp.	77,949	22,925,580
		77,019,282
Software–23.89%
†Adobe, Inc.	32,737	18,563,843
†Autodesk, Inc.	46,322	13,025,283
†Avalara, Inc.	67,319	8,691,556
†Ceridian HCM Holding, Inc.	80,935	8,454,470
†DocuSign, Inc.	16,517	2,515,704
†HashiCorp, Inc. Class A	5,471	498,080
Intuit, Inc.	17,977	11,563,166
Microsoft Corp.	254,294	85,524,158
†nCino, Inc.	112,237	6,157,322
†Qualtrics International, Inc. Class A	12,589	445,651
†RingCentral, Inc. Class A	35,742	6,696,264
†salesforce.com, Inc.	75,555	19,200,792
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†SentinelOne, Inc. Class A	33,681	$ 1,700,554
†ServiceNow, Inc.	22,587	14,661,448
†UiPath, Inc. Class A	200,200	8,634,626
†Workday, Inc. Class A	46,714	12,761,330
		219,094,247
Specialty Retail–0.30%
†Burlington Stores, Inc.	9,457	2,756,810
		2,756,810
Technology Hardware, Storage & Peripherals–8.61%
Apple, Inc.	444,614	78,950,108
		78,950,108
Textiles, Apparel & Luxury Goods–1.20%
†Lululemon Athletica, Inc.	28,077	10,990,742
		10,990,742
Total Common Stock (Cost $422,335,626)		910,652,645

MONEY MARKET FUND–0.92%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	8,420,452	8,420,452
Total Money Market Fund (Cost $8,420,452)		8,420,452

TOTAL INVESTMENTS–100.20% (Cost $430,756,078)	919,073,097
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.20%)	(1,830,804)
NET ASSETS APPLICABLE TO 11,865,413 SHARES OUTSTANDING–100.00%	$917,242,293
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($380,981,810 / 4,801,450 Shares)	$79.347
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($536,260,483 / 7,063,963 Shares)	$75.915
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$301,062,361
Distributable earnings/(accumulated loss)	616,179,932
TOTAL NET ASSETS	$917,242,293

† Non-income producing.
★ Includes $989,312 payable for securities purchased, $422,503 payable for fund shares redeemed, $45,051 other accrued expenses payable and $624,842 due to manager and affiliates as of December 31, 2021.

LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,611,800
Interest	1,220
Foreign taxes withheld	(4,442)
3,608,578
EXPENSES:
Management fees	6,038,831
Distribution fees-Service Class	1,345,554
Shareholder servicing fees	261,617
Accounting and administration expenses	166,939
Professional fees	38,283
Reports and statements to shareholders	32,038
Trustees’ fees and expenses	18,902
Custodian fees	9,662
Consulting fees	2,855
Pricing fees	1,185
Other	23,948
7,939,814
Less:
Management fees waived	(313,564)
Total operating expenses	7,626,250
NET INVESTMENT LOSS	(4,017,672)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	138,726,293
Foreign currencies	132
Net realized gain	138,726,425
Net change in unrealized appreciation (depreciation) of investments	6,874,742
NET REALIZED AND UNREALIZED GAIN	145,601,167
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,583,495
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (4,017,672)	$ (2,297,833)
Net realized gain	138,726,425	105,750,606
Net change in unrealized appreciation (depreciation)	6,874,742	163,308,843
Net increase in net assets resulting from operations	141,583,495	266,761,616
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,552,729)	(24,592,977)
Service Class	(54,623,941)	(41,445,528)
	(91,176,670)	(66,038,505)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	39,805,324	49,585,365
Service Class	38,932,546	92,372,798
Reinvestment of dividends and distributions:
Standard Class	36,552,729	24,592,977
Service Class	54,623,941	41,445,528
	169,914,540	207,996,668
Cost of shares redeemed:
Standard Class	(49,287,924)	(52,146,607)
Service Class	(116,797,389)	(147,997,530)
	(166,085,313)	(200,144,137)
Increase in net assets derived from capital share transactions	3,829,227	7,852,531
NET INCREASE IN NET ASSETS	54,236,052	208,575,642
NET ASSETS:
Beginning of year	863,006,241	654,430,599
End of year	$ 917,242,293	$ 863,006,241
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 74.780	$ 56.741	$ 43.556	$ 45.771	$ 35.922
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.237)	(0.103)	(0.006)	(0.001)	0.033
Net realized and unrealized gain	13.140	23.994	17.676	1.127	12.657
Total from investment operations	12.903	23.891	17.670	1.126	12.690
Less dividends and distributions from:
Net realized gain	(8.336)	(5.852)	(4.485)	(3.341)	(2.841)
Total dividends and distributions	(8.336)	(5.852)	(4.485)	(3.341)	(2.841)
Net asset value, end of period	$ 79.347	$ 74.780	$ 56.741	$ 43.556	$ 45.771
Total return[2]	17.12%	43.03%	41.38%	1.35%	35.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$380,982	$333,154	$235,426	$171,308	$170,877
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.74%	0.76%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.16%)	(0.01%)	(0.00%)	0.08%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.32%)	(0.19%)	(0.04%)	(0.02%)	0.07%
Portfolio turnover	32%	27%	30%	30%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 72.024	$ 54.949	$ 42.392	$ 44.731	$ 35.244
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.420)	(0.256)	(0.135)	(0.122)	(0.071)
Net realized and unrealized gain	12.647	23.183	17.177	1.124	12.399
Total from investment operations	12.227	22.927	17.042	1.002	12.328
Less dividends and distributions from:
Net realized gain	(8.336)	(5.852)	(4.485)	(3.341)	(2.841)
Total dividends and distributions	(8.336)	(5.852)	(4.485)	(3.341)	(2.841)
Net asset value, end of period	$ 75.915	$ 72.024	$ 54.949	$ 42.392	$ 44.731
Total return[2]	16.82%	42.67%	41.03%	1.10%	35.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$536,260	$529,852	$419,005	$328,878	$343,525
Ratio of expenses to average net assets	0.95%	0.96%	0.98%	0.99%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.99%	1.01%	1.01%	1.01%
Ratio of net investment (loss) to average net assets	(0.54%)	(0.41%)	(0.26%)	(0.25%)	(0.17%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.57%)	(0.44%)	(0.29%)	(0.27%)	(0.18%)
Portfolio turnover	32%	27%	30%	30%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $4,006 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.    For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.050% on the first $100 million of average daily net assets of the Fund; 0.0000% on the next $150 million; 0.025% on the next $250 million; and 0.050% on the excess of $500 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$52,254
Legal	8,454
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,427 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$489,375
Distribution fees payable to LFD	113,097
Shareholder servicing fees payable to Lincoln Life	22,370
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2021, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$289,210,497
Sales	385,873,587
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$431,702,574
Aggregate unrealized appreciation of investments	$501,320,802
Aggregate unrealized depreciation of investments	(13,950,279)
Net unrealized appreciation of investments	$487,370,523
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$910,652,645	$—	$—	$910,652,645
Money Market Fund	8,420,452	—	—	8,420,452
Total Investments	$919,073,097	$—	$—	$919,073,097
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$6,329,088	$17,037,878
Long-term capital gains	84,847,582	49,000,627
Total	$91,176,670	$66,038,505
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 349,562
Undistributed long-term capital gains	128,459,845
Other temporary differences	2
Net unrealized appreciation	487,370,523
Distributable earnings/(accumulated loss)	$616,179,932
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	509,524	756,373
Service Class	512,710	1,476,682
Shares reinvested:
Standard Class	452,136	352,305
Service Class	705,537	616,053
	2,179,907	3,201,413
Shares redeemed:
Standard Class	(615,350)	(802,650)
Service Class	(1,510,879)	(2,361,424)
	(2,126,229)	(3,164,074)
Net increase	53,678	37,339
LVIP Wellington Capital Growth Fund–14

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Wellington Capital Growth Fund–16

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving
LVIP Wellington Capital Growth Fund–17

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, and the fees charged to another registered fund subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Wellington Capital Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington Capital Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Capital Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund–23

LVIP Wellington SMID Cap Value Fund
(formerly LVIP Wellington Mid-Cap Value Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington SMID Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington SMID Cap Value Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 28.20% (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Russell 2500™ Value Index1, returned 27.78%.
U.S. equities, as measured by the S&P 500® Index2, posted positive results during the twelve-month period ended 31 December 2021 amid the accelerating global rollout of vaccines, favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the Federal Reserve (Fed) to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a roughly U.S.$1 trillion infrastructure bill, but the fate of the Democrats' U.S.$1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant prompted a flurry of new restrictions and event cancellations to end the calendar year.
Returns during the period varied by market-cap. Large-cap stocks, as measured by the S&P 500® Index, and mid-cap stocks, as measured by the S&P MidCap 400® Index3, outperformed small-cap stocks, as measured by the Russell 2000® Index4.
The Fund outperformed the benchmark during the twelve-month period ended 31 December 2021. Relative outperformance was driven by security selection, particularly in the information technology, industrials, and health care sectors. This was partially offset by weaker selection in financials, materials, and consumer discretionary. Sector allocation, a residual of our bottom-up stock selection process, detracted from relative results; in particular, the Fund’s underweight allocation to energy and overweight allocation to information technology. In contrast, underweights in communication services and utilities, and overweight to financials added to relative outperformance.
Top contributors to relative performance during the period included overweight positions in Diamondback Energy (energy), an oil and gas exploration company; Builders FirstSource (industrials), a supplier of building materials; and Western Alliance Bancorp (financials), a bank holding company. The Fund maintained a position in all three names at the end of the period.
Top relative detractors during the period included overweight positions in Encompass Health (health care), a rehabilitation company; Kemper (financials), an insurance company; and an out-of-benchmark position in Leidos Holdings (industrials), an engineering company. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the industrials, financials, and health care sectors, while the largest underweights were to communication services, materials, and energy.
The Fund did not utilize derivatives during the period.
Portfolio Managers:
Wellington Management Company LLP:	Greg J. Garabedian
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/11 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington SMID Cap Value Fund Standard Class shares on 12/31/11. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,167. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $32,263. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington SMID Cap Value Fund–1

LVIP Wellington SMID Cap Value Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	+ 28.20%
Five Years	+ 10.56%
Ten Years	+ 12.74%
Service Class Shares
One Year	+ 27.88%
Five Years	+ 10.28%
Ten Years	+ 12.46%
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
2. TThe S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
4. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
LVIP Wellington SMID Cap Value Fund–2

LVIP Wellington SMID Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$1,097.40	0.78%	$4.12
Service Class Shares	1,000.00	1,096.00	1.03%	5.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.78%	$3.97
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington SMID Cap Value Fund–3

LVIP Wellington SMID Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.49%
Aerospace & Defense	3.89%
Airlines	1.04%
Auto Components	0.93%
Banks	12.72%
Building Products	4.82%
Chemicals	2.61%
Commercial Services & Supplies	2.54%
Communications Equipment	4.88%
Construction & Engineering	1.13%
Construction Materials	0.50%
Diversified Consumer Services	0.61%
Diversified Financial Services	1.66%
Electric Utilities	3.53%
Electrical Equipment	1.21%
Electronic Equipment, Instruments & Components	1.14%
Equity Real Estate Investment Trusts	10.82%
Food & Staples Retailing	1.57%
Food Products	0.66%
Health Care Equipment & Supplies	3.14%
Health Care Providers & Services	4.43%
Hotels, Restaurants & Leisure	4.45%
Household Durables	0.59%
Insurance	7.58%
Interactive Media & Services	0.53%
Life Sciences Tools & Services	1.62%
Machinery	5.42%
Metals & Mining	1.94%
Oil, Gas & Consumable Fuels	3.21%
Professional Services	1.34%
Road & Rail	0.94%
Semiconductors & Semiconductor Equipment	3.48%
Textiles, Apparel & Luxury Goods	1.72%
Thrifts & Mortgage Finance	1.08%
Trading Companies & Distributors	1.76%
Money Market Fund	0.48%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Lumentum Holdings, Inc.	2.30%
Builders FirstSource, Inc.	2.27%
Encompass Health Corp.	1.98%
Reliance Steel & Aluminum Co.	1.94%
Alleghany Corp.	1.93%
AerCap Holdings NV	1.76%
F5, Inc.	1.76%
Ryman Hospitality Properties, Inc.	1.74%
Cadence Bank	1.73%
Synovus Financial Corp.	1.73%
Total	19.14%

LVIP Wellington SMID Cap Value Fund–4

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets
December 31, 2021
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.49%
Aerospace & Defense–3.89%
Howmet Aerospace, Inc.	200,500	$ 6,381,915
Moog, Inc. Class A	34,917	2,827,229
Spirit AeroSystems Holdings, Inc. Class A	122,017	5,257,713
		14,466,857
Airlines–1.04%
†JetBlue Airways Corp.	270,289	3,848,915
		3,848,915
Auto Components–0.93%
Gentex Corp.	99,132	3,454,750
		3,454,750
Banks–12.72%
Ameris Bancorp	105,145	5,223,603
Atlantic Union Bankshares Corp.	136,815	5,101,831
Cadence Bank	215,500	6,419,745
SouthState Corp.	79,016	6,329,972
Sterling Bancorp	144,578	3,728,667
Synovus Financial Corp.	134,047	6,416,830
†Triumph Bancorp, Inc.	16,409	1,953,984
Western Alliance Bancorp	53,757	5,786,941
Zions Bancorp NA	100,301	6,335,011
		47,296,584
Building Products–4.82%
†Builders FirstSource, Inc.	98,598	8,450,835
†JELD-WEN Holding, Inc.	161,568	4,258,932
†PGT Innovations, Inc.	93,913	2,112,103
Zurn Water Solutions Corp.	85,399	3,108,524
		17,930,394
Chemicals–2.61%
Celanese Corp.	35,183	5,912,855
FMC Corp.	34,323	3,771,755
		9,684,610
Commercial Services & Supplies–2.54%
†Clean Harbors, Inc.	64,248	6,410,023
†U.S. Ecology, Inc.	95,250	3,042,285
		9,452,308
Communications Equipment–4.88%
†Ciena Corp.	39,536	3,043,086
†F5, Inc.	26,730	6,541,098
†Lumentum Holdings, Inc.	80,802	8,546,428
		18,130,612
Construction & Engineering–1.13%
†Fluor Corp.	169,233	4,191,901
		4,191,901
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.50%
Buzzi Unicem SpA	86,988	$ 1,874,234
		1,874,234
Diversified Consumer Services–0.61%
H&R Block, Inc.	96,832	2,281,362
		2,281,362
Diversified Financial Services–1.66%
Voya Financial, Inc.	93,284	6,185,662
		6,185,662
Electric Utilities–3.53%
Alliant Energy Corp.	68,514	4,211,555
Evergy, Inc.	63,718	4,371,692
Portland General Electric Co.	85,955	4,548,739
		13,131,986
Electrical Equipment–1.21%
Regal Rexnord Corp.	26,422	4,496,496
		4,496,496
Electronic Equipment, Instruments & Components–1.14%
†II-VI, Inc.	61,733	4,218,216
		4,218,216
Equity Real Estate Investment Trusts–10.82%
American Assets Trust, Inc.	56,564	2,122,847
American Campus Communities, Inc.	77,159	4,420,439
Americold Realty Trust	134,129	4,398,090
Essential Properties Realty Trust, Inc.	156,059	4,499,181
First Industrial Realty Trust, Inc.	60,133	3,980,805
Gaming & Leisure Properties, Inc.	120,613	5,869,028
†Host Hotels & Resorts, Inc.	324,109	5,636,255
Life Storage, Inc.	18,428	2,822,801
†Ryman Hospitality Properties, Inc.	70,333	6,467,823
		40,217,269
Food & Staples Retailing–1.57%
†U.S. Foods Holding Corp.	167,087	5,819,640
		5,819,640
Food Products–0.66%
†Sovos Brands, Inc.	163,271	2,457,229
		2,457,229
Health Care Equipment & Supplies–3.14%
†Avanos Medical, Inc.	93,657	3,247,088
†Haemonetics Corp.	41,527	2,202,592
LVIP Wellington SMID Cap Value Fund–5

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Integra LifeSciences Holdings Corp.	92,860	$ 6,220,692
		11,670,372
Health Care Providers & Services–4.43%
†Acadia Healthcare Co., Inc.	59,195	3,593,136
Encompass Health Corp.	112,783	7,360,219
†Molina Healthcare, Inc.	17,282	5,497,059
		16,450,414
Hotels, Restaurants & Leisure–4.45%
†Bloomin' Brands, Inc.	135,714	2,847,280
†Boyd Gaming Corp.	40,728	2,670,535
†Denny's Corp.	234,129	3,746,064
†Six Flags Entertainment Corp.	122,021	5,195,654
Wyndham Hotels & Resorts, Inc.	23,314	2,090,100
		16,549,633
Household Durables–0.59%
Leggett & Platt, Inc.	53,451	2,200,043
		2,200,043
Insurance–7.58%
†Alleghany Corp.	10,746	7,173,922
Assurant, Inc.	35,902	5,595,686
CNO Financial Group, Inc.	135,850	3,238,664
Hanover Insurance Group, Inc.	48,840	6,400,970
Kemper Corp.	66,066	3,884,020
Lancashire Holdings Ltd.	260,754	1,870,601
		28,163,863
Interactive Media & Services–0.53%
†Cargurus, Inc.	59,044	1,986,240
		1,986,240
Life Sciences Tools & Services–1.62%
†Syneos Health, Inc.	58,799	6,037,481
		6,037,481
Machinery–5.42%
†Colfax Corp.	106,899	4,914,147
Ingersoll Rand, Inc.	77,348	4,785,521
Kennametal, Inc.	120,569	4,329,633
†Middleby Corp.	31,123	6,123,761
		20,153,062
Metals & Mining–1.94%
Reliance Steel & Aluminum Co.	44,540	7,225,279
		7,225,279
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–3.21%
Coterra Energy, Inc.	259,550	$ 4,931,450
†Delek U.S. Holdings, Inc.	123,138	1,845,839
Diamondback Energy, Inc.	47,847	5,160,299
		11,937,588
Professional Services–1.34%
Leidos Holdings, Inc.	55,978	4,976,444
		4,976,444
Road & Rail–0.94%
Knight-Swift Transportation Holdings, Inc.	57,548	3,506,975
		3,506,975
Semiconductors & Semiconductor Equipment–3.48%
†Cirrus Logic, Inc.	28,054	2,581,529
MKS Instruments, Inc.	31,103	5,417,210
†Tower Semiconductor Ltd.	124,733	4,949,405
		12,948,144
Textiles, Apparel & Luxury Goods–1.72%
Columbia Sportswear Co.	33,659	3,279,733
Steven Madden Ltd.	66,759	3,102,291
		6,382,024
Thrifts & Mortgage Finance–1.08%
MGIC Investment Corp.	279,459	4,029,799
		4,029,799
Trading Companies & Distributors–1.76%
†AerCap Holdings NV	100,038	6,544,486
		6,544,486
Total Common Stock (Cost $268,558,133)		369,900,872

MONEY MARKET FUND–0.48%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.03%)	1,772,762	1,772,762
Total Money Market Fund (Cost $1,772,762)		1,772,762

LVIP Wellington SMID Cap Value Fund–6

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.97% (Cost $270,330,895)	$371,673,634
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	100,546
NET ASSETS APPLICABLE TO 11,837,756 SHARES OUTSTANDING–100.00%	$371,774,180
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND STANDARD CLASS ($212,471,315 / 6,750,763 Shares)	$31.474
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND SERVICE CLASS ($159,302,865 / 5,086,993 Shares)	$31.316
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$246,945,335
Distributable earnings/(accumulated loss)	124,828,845
TOTAL NET ASSETS	$371,774,180

† Non-income producing.
★ Includes $142,620 payable for securities purchased, $129,304 payable for fund shares redeemed, $31,120 other accrued expenses payable and $254,342 due to manager and affiliates as of December 31, 2021.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–7

LVIP Wellington SMID Cap Value Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends	$ 4,176,322
Foreign taxes withheld	(13,175)
4,163,147
EXPENSES:
Management fees	2,657,927
Distribution fees-Service Class	374,417
Shareholder servicing fees	97,686
Accounting and administration expenses	77,662
Professional fees	30,864
Pricing fees	12,874
Reports and statements to shareholders	11,415
Trustees’ fees and expenses	6,953
Custodian fees	5,993
Consulting fees	2,514
Other	10,499
3,288,804
Less:
Management fees waived	(292,635)
Total operating expenses	2,996,169
NET INVESTMENT INCOME	1,166,978
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	50,967,731
Foreign currencies	595
Net realized gain	50,968,326
Net change in unrealized appreciation (depreciation) of:
Investments	29,350,528
Foreign currencies	(586)
Net change in unrealized appreciation (depreciation)	29,349,942
NET REALIZED AND UNREALIZED GAIN	80,318,268
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,485,246
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,166,978	$ 1,783,499
Net realized gain (loss)	50,968,326	(7,427,762)
Net change in unrealized appreciation (depreciation)	29,349,942	21,971,634
Net increase in net assets resulting from operations	81,485,246	16,327,371
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,661,235)	(10,039,683)
Service Class	(7,726,211)	(8,391,695)
Return of capital:
Standard Class	—	(135,080)
Service Class	—	(89,370)
	(18,387,446)	(18,655,828)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	38,947,628	43,478,883
Service Class	22,758,622	27,973,877
Reinvestment of dividends and distributions:
Standard Class	10,661,235	10,174,763
Service Class	7,726,211	8,481,065
	80,093,696	90,108,588
Cost of shares redeemed:
Standard Class	(24,996,598)	(35,287,278)
Service Class	(33,792,681)	(25,034,131)
	(58,789,279)	(60,321,409)
Increase in net assets derived from capital share transactions	21,304,417	29,787,179
NET INCREASE IN NET ASSETS	84,402,217	27,458,722
NET ASSETS:
Beginning of year	287,371,963	259,913,241
End of year	$371,774,180	$287,371,963
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–8

LVIP Wellington SMID Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 25.906	$ 27.575	$ 22.929	$ 27.870	$ 25.200
Income (loss) from investment operations:
Net investment income[1]	0.139	0.190	0.265	0.173	0.098
Net realized and unrealized gain (loss)	7.094	(0.121)	6.599	(4.079)	3.241
Total from investment operations	7.233	0.069	6.864	(3.906)	3.339
Less dividends and distributions from:
Net investment income	(0.152)	(0.182)	(0.259)	(0.184)	(0.108)
Net realized gain	(1.513)	(1.533)	(1.959)	(0.851)	(0.561)
Return of capital	—	(0.023)	—	—	—
Total dividends and distributions	(1.665)	(1.738)	(2.218)	(1.035)	(0.669)
Net asset value, end of period	$ 31.474	$ 25.906	$ 27.575	$ 22.929	$ 27.870
Total return[2]	28.20%	1.77%	30.59%	(14.53%)	13.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212,471	$153,274	$134,735	$ 100,655	$123,063
Ratio of expenses to average net assets	0.78%	0.83%	0.83%	0.87%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.87%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	0.46%	0.85%	1.01%	0.63%	0.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.76%	0.92%	0.58%	0.32%
Portfolio turnover	58%	77%	54%	58%	38%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–9

LVIP Wellington SMID Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 25.785	$ 27.469	$ 22.856	$ 27.780	$ 25.124
Income (loss) from investment operations:
Net investment income[1]	0.062	0.134	0.199	0.104	0.032
Net realized and unrealized gain (loss)	7.057	(0.134)	6.570	(4.059)	3.228
Total from investment operations	7.119	—	6.769	(3.955)	3.260
Less dividends and distributions from:
Net investment income	(0.075)	(0.134)	(0.197)	(0.118)	(0.043)
Net realized gain	(1.513)	(1.533)	(1.959)	(0.851)	(0.561)
Return of capital	—	(0.017)	—	—	—
Total dividends and distributions	(1.588)	(1.684)	(2.156)	(0.969)	(0.604)
Net asset value, end of period	$ 31.316	$ 25.785	$ 27.469	$ 22.856	$ 27.780
Total return[2]	27.88%	1.52%	30.27%	(14.75%)	13.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$159,303	$134,098	$125,178	$ 94,063	$105,476
Ratio of expenses to average net assets	1.03%	1.08%	1.08%	1.12%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.21%	0.60%	0.76%	0.38%	0.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.12%	0.51%	0.67%	0.33%	0.07%
Portfolio turnover	58%	77%	54%	58%	38%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–10

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington SMID Cap Value Fund (formerly LVIP Wellington Mid-Cap Value Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2021, the value and cost of foreign currency held by the LVIP Wellington SMID Cap Value Fund is $5,136 and $5,531 respectively.
LVIP Wellington SMID Cap Value Fund–11

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2021, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $7,618 for the year ended December 31, 2021. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2022, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$19,245
Legal	3,116
LVIP Wellington SMID Cap Value Fund–12

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,226 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$212,693
Distribution fees payable to LFD	32,805
Shareholder servicing fees payable to Lincoln Life	8,844
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $1,062,374.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$194,037,417
Sales	190,274,436
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$277,378,796
Aggregate unrealized appreciation of investments	$ 98,689,237
Aggregate unrealized depreciation of investments	(4,394,399)
Net unrealized appreciation of investments	$ 94,294,838
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Wellington SMID Cap Value Fund–13

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 14,466,857	$ —	$—	$ 14,466,857
Airlines	3,848,915	—	—	3,848,915
Auto Components	3,454,750	—	—	3,454,750
Banks	47,296,584	—	—	47,296,584
Building Products	17,930,394	—	—	17,930,394
Chemicals	9,684,610	—	—	9,684,610
Commercial Services & Supplies	9,452,308	—	—	9,452,308
Communications Equipment	18,130,612	—	—	18,130,612
Construction & Engineering	4,191,901	—	—	4,191,901
Construction Materials	—	1,874,234	—	1,874,234
Diversified Consumer Services	2,281,362	—	—	2,281,362
Diversified Financial Services	6,185,662	—	—	6,185,662
Electric Utilities	13,131,986	—	—	13,131,986
Electrical Equipment	4,496,496	—	—	4,496,496
Electronic Equipment, Instruments & Components	4,218,216	—	—	4,218,216
Equity Real Estate Investment Trusts	40,217,269	—	—	40,217,269
Food & Staples Retailing	5,819,640	—	—	5,819,640
Food Products	2,457,229	—	—	2,457,229
Health Care Equipment & Supplies	11,670,372	—	—	11,670,372
Health Care Providers & Services	16,450,414	—	—	16,450,414
Hotels, Restaurants & Leisure	16,549,633	—	—	16,549,633
Household Durables	2,200,043	—	—	2,200,043
Insurance	28,163,863	—	—	28,163,863
Interactive Media & Services	1,986,240	—	—	1,986,240
Life Sciences Tools & Services	6,037,481	—	—	6,037,481
Machinery	20,153,062	—	—	20,153,062
Metals & Mining	7,225,279	—	—	7,225,279
Oil, Gas & Consumable Fuels	11,937,588	—	—	11,937,588
Professional Services	4,976,444	—	—	4,976,444
Road & Rail	3,506,975	—	—	3,506,975
Semiconductors & Semiconductor Equipment	12,948,144	—	—	12,948,144
Textiles, Apparel & Luxury Goods	6,382,024	—	—	6,382,024
Thrifts & Mortgage Finance	4,029,799	—	—	4,029,799
Trading Companies & Distributors	6,544,486	—	—	6,544,486
Money Market Fund	1,772,762	—	—	1,772,762
Total Investments	$369,799,400	$1,874,234	$—	$371,673,634
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2021, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Wellington SMID Cap Value Fund–14

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$18,387,446	$1,787,293
Long-term capital gains	—	16,644,085
Return of capital	—	224,450
Total	$18,387,446	$18,655,828
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 228,420
Undistributed long-term capital gains	30,305,983
Other temporary differences	(2)
Net unrealized appreciation	94,294,444
Distributable earnings/(accumulated loss)	$124,828,845
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$53,320	$(53,320)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2021, the Fund utilized $1,923,698 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	1,299,315	2,127,382
Service Class	761,745	1,324,655
Shares reinvested:
Standard Class	353,395	483,938
Service Class	257,369	407,759
	2,671,824	4,343,734
Shares redeemed:
Standard Class	(818,403)	(1,581,073)
Service Class	(1,132,768)	(1,088,832)
	(1,951,171)	(2,669,905)
Net increase	720,653	1,673,829
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the
LVIP Wellington SMID Cap Value Fund–15

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2021. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington SMID Cap Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington SMID Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington SMID Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Wellington SMID Cap Value Fund–17

LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2022. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Wellington SMID Cap Value Fund–18

LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington SMID Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington SMID Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and the same as the return of the Morningstar peer group median and below the benchmark index for the three- and five-year periods. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington SMID Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Wellington SMID Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Wellington SMID Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington SMID Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington SMID Cap Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington SMID Cap Value Fund–24

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2021

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
For the third consecutive year, domestic equity market returns were strong in 2021, with a positive bias throughout the year. The markets performed well due to continued optimism related to the economic recovery that resulted from a positive COVID outlook as vaccine distribution began in early 2021, along with the year-long catalysts of robust corporate earnings growth, accommodative monetary policy and an improving labor market. Notably, market volatility increased a bit in the second half of the year as investors began to contemplate that higher inflation would persist longer than initially expected, which could eventually impact interest rates and equity valuations.
Fixed-income returns were largely negative. The 10-year U.S. Treasury yield finished the year 0.59% higher than 2020, ending 2021 at 1.52%, which clearly impacted returns negatively. Given the strong economic fundamentals and higher inflation recorded throughout the year, higher yields were not surprising. Persistent inflation pressure resulted in Treasury Inflation-Protected Securities being the top-performing sector in fixed income.
Dispersed performance across investment styles and geographies continued in 2021. While the magnitude of equity performance was similar to 2019 and 2020, the dynamic was a bit different. In 2019 and 2020, growth stocks materially outperformed value across all market capitalizations. However, in 2021, large cap growth stocks outperformed large cap value, while value stocks materially outperformed in lower-market capitalizations, specifically mid cap and small cap. Additionally, non-U.S. equities in developed markets and emerging markets continued to lag U.S. equities.
As we move into 2022, we believe that three key macro themes are front and center:
Moderating Economic Growth – Unprecedented fiscal and monetary support in response to the COVID-related economic downturn has driven economic activity to exceed historical trends. This was evidenced by an annualized increase in U.S. Gross Domestic Product of 6.9% in 2021. Corporate earnings are in a positive trajectory and consumers are well-employed with near-record levels of capital in their bank accounts. That said, as we look to the year ahead, the sustainability and pace of this rate of growth are expected to decline to more normalized, albeit above trend, levels.
Inflation and the Beginning of the Fed’s Rate-Hiking Cycle – In light of the robust economic growth and reemergence of inflation during 2021, the Federal Reserve Bank (“Fed”) and central bankers around the globe have begun to normalize their balance sheets and are expected to remove accommodation by means of raising short-term interest rates in 2022. The beginning of a rate-hiking cycle is historically a time of increased volatility as the training wheels that have been provided by the Fed to the economic bike are removed and markets are left to interpret the relative stability of the economic ride. As markets have begun to interpret this reality, we have experienced an increase in the U.S. Treasury yield curve and a sharp decline in equity markets. As of Jan. 27, 2022, the yield on the 10-year U.S. Treasury has risen nearly 30 basis points and the S&P 500 has declined over 9% since Dec. 31, 2021.
As the saying goes, “History doesn’t necessarily repeat itself, but it does often rhyme.” As such, we believe that it is relevant to ground ourselves in the economic reality of past rate-hiking cycles. In looking at the prior seven rate hiking cycles, over the past 40 years, equity markets have achieved positive returns more often than negative returns over the 12-month period following the date of the first Fed rate hike. That said, the Fed has not been in the position to raise rates to battle such an acute level of inflation in over 30 years. This is further complicated by the sheer size of central bank balance sheets relative to the global capital markets.
Potential Tail Risks – Alongside any base case economic forecast, there are always risks in the tail-end of the distribution. In addition to the risks related to the removal of monetary stimulus, at least two key risks remain at large with the potential to further impact the markets. First is the potential for the reemergence of variant strains of COVID and the associated health, supply chain, and economic disruptions that could be realized. Second, during times of economic transition, geopolitics tend to become more nuanced and susceptible to change. We have already begun to experience evidence of geopolitical disruption in early 2022 as tensions surrounding potential military confrontation on the Ukraine border continue to escalate.
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules-based and traditional actively managed investment options that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2022.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Western Asset Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2021 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Western Asset Management Company
The Fund returned (1.72%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2021, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (1.54%).
2021 was a year that was once again dominated by the COVID-19 global pandemic. Optimism over the global outlook rose throughout the beginning of the year against a backdrop of slowing COVID-19 case counts, increased vaccination efforts and the anticipation of the eventual reopening of economies. However, the Delta variant caused an increase in cases in late summer and the Omicron variant saw cases explode during the winter. Risk assets generally had another positive year as the global recovery continued. After considerable spread tightening during the first half of the year, there was some softness during the second half due primarily to the emergence of Covid variants.
During the first quarter of the year, a $1.9 trillion COVID relief bill made its way through the US Congress via the budget reconciliation process and was signed by President Biden in mid-March. The US economic recovery continued throughout the year although the data was volatile. US GDP growth was strong during the first half of the year, but weakened considerably during the third quarter. Job growth was also volatile, marked by big monthly upside and downside misses compared to consensus expectations. The unemployment rate trended steadily lower. US inflation increased over the year and accelerated sharply over the fourth quarter.
After announcing the start of their tapering program in early November, the Fed announced during their December meeting that the pace of tapering would be doubled to $30 billion per month, so that purchases will now be completed by mid-March 2022. The Fed also updated their Summary of Economic Projections (SEP) which now shows median committee members expect three hikes next year up from one expected hike as of September.
The Fund’s corporate credit exposures, investment grade (IG) and high-yield (fallen angels), were the largest drivers of positive performance. Throughout the year, the Fund maintained an overweight to IG corporate credit as well as off-benchmark exposure to fallen angels. These exposures contributed to the Fund’s performance as spreads tightened. The second largest positive contributor to performance was the Fund’s exposure to structured products (in aggregate) as spreads generally tightened. The Fund’s Treasury Inflation-Protected Securities (TIPS) exposure also contributed as breakeven inflation rates rose earlier in the year.
The main detractor to the Fund’s performance was its interest rate positioning. The Fund was generally overweight duration relative to the benchmark, which detracted from performance as yields rose, while its yield-curve positioning contributed to performance as the curve significantly flattened.
Interest rate derivatives, including futures, options and swaps, were used to tactically adjust the Fund’s duration and yield curve positioning. Credit index derivatives were used to adjust the Fund’s exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/21
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/21, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,838 for the Standard Class shares and increased to $11,677 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,578. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund
2021 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/21
Standard Class Shares
One Year	- 1.72%
Five Years	+ 4.13%
Inception (7/14/16)	+ 3.13%
Service Class Shares
One Year	- 1.97%
Five Years	+ 3.87%
Inception (7/14/16)	+ 2.88%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2021 to December 31, 2021
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period 7/1/21 to 12/31/21*
Actual
Standard Class Shares	$1,000.00	$999.60	0.50%	$2.52
Service Class Shares	1,000.00	998.30	0.75%	3.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2021
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.64%
Agency Commercial Mortgage-Backed Securities	0.27%
Agency Mortgage-Backed Securities	17.44%
Corporate Bonds	33.88%
Aerospace & Defense	1.32%
Agriculture	0.67%
Airlines	0.13%
Apparel	0.13%
Auto Manufacturers	0.23%
Banks	9.67%
Beverages	0.45%
Biotechnology	0.06%
Building Materials	0.00%
Chemicals	0.40%
Commercial Services	0.32%
Computers	0.20%
Cosmetics & Personal Care	0.03%
Diversified Financial Services	0.63%
Electric	1.22%
Electronics	0.04%
Environmental Control	0.06%
Food	0.30%
Forest Products & Paper	0.29%
Health Care Products	0.13%
Health Care Services	0.55%
Household Products Ware	0.01%
Housewares	0.03%
Insurance	0.42%
Internet	1.01%
Investment Company	0.02%
Iron & Steel	0.27%
Lodging	0.12%
Machinery Diversified	0.08%
Media	1.28%
Mining	1.09%
Miscellaneous Manufacturing	0.17%
Oil & Gas	4.42%
Oil & Gas Services	0.03%
Pharmaceuticals	2.09%
Pipelines	1.73%
Retail	0.61%
Savings & Loans	0.06%
Semiconductors	0.81%
Software	0.69%
Telecommunications	1.81%
Security Type/Sector	Percentage of Net Assets
Transportation	0.30%
Non-Agency Asset-Backed Securities	6.46%
Non-Agency Collateralized Mortgage Obligations	3.92%
Non-Agency Commercial Mortgage-Backed Securities	4.12%
Regional Bonds	0.14%
Sovereign Bonds	4.81%
U.S. Treasury Obligations	27.97%
Money Market Fund	1.13%
Short-Term Investments	0.37%
Total Investments	101.15%
Options Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(1.14%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	46.31%
AAA	11.35%
AA	8.08%
A	15.13%
BBB	17.17%
BB	1.29%
B	0.14%
Non-Rated	0.16%
Short-Term Investments	0.37%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund
Statement of Net Assets
December 31, 2021
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.64%
•Fannie Mae Connecticut Avenue Securities
Series 2014-C04 1M2 5.00% (LIBOR01M + 4.90%) 11/25/24	1,461,334	$ 1,519,812
Series 2021-R01 1M2 1.60% (SOFR30A + 1.55%) 10/25/41	1,200,000	1,202,018
*•Fannie Mae REMICs Series 2010-100 SV 6.53% (6.63% minus LIBOR01M) 9/25/40	1,492,799	304,028
Freddie Mac REMICs
Series 4793 CB 3.00% 5/15/48	976,516	1,013,853
Series 4793 CD 3.00% 6/15/48	626,390	650,358
Series 4813 CJ 3.00% 8/15/48	480,424	495,751
*Series 5010 IK 2.50% 9/25/50	525,244	66,466
*Series 5010 JI 2.50% 9/25/50	1,334,620	187,751
*Series 5013 IN 2.50% 9/25/50	559,083	77,705
*Series 5018 MI 2.00% 10/25/50	1,200,257	148,251
*Series 5059 IB 2.50% 1/25/51	1,887,568	280,527
•Freddie Mac STACR REMIC Trust
Series 2020-DNA6 M1 0.95% (SOFR30A + 0.90%) 12/25/50	439,550	439,434
Series 2021-DNA1 M1 0.70% (SOFR30A + 0.65%) 1/25/51	317,566	317,541
Series 2021-DNA6 M2 1.55% (SOFR30A + 1.50%) 10/25/41	3,250,000	3,249,999
*•Freddie Mac Strips
Series 334 S7 5.99% (6.10% minus LIBOR01M) 8/15/44	1,138,544	212,776
Series 353 S1 5.89% (6.00% minus LIBOR01M) 12/15/46	472,335	86,945
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-DNA3 M2 2.60% (LIBOR01M + 2.50%) 3/25/30	2,056,775	2,095,015
GNMA
*•Series 2007-51 SG 6.48% (6.58% minus LIBOR01M) 8/20/37	176,031	32,947
Series 2010-42 PC 5.00% 7/20/39	12,836	12,896
*Series 2013-53 OI 3.50% 4/20/43	996,170	101,906
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2016-135 SB 5.99% (6.10% minus LIBOR01M) 10/16/46	336,287	$ 85,975
*•Series 2016-21 ST 6.05% (6.15% minus LIBOR01M) 2/20/46	1,541,396	302,244
*Series 2016-84 IG 4.50% 11/16/45	2,248,425	412,054
*•Series 2017-H22 IC 2.36% 11/20/67	1,698,868	140,058
•Series 2018-H13 FC 0.38% (LIBOR01M + 0.30%) 7/20/68	528,697	529,437
*Series 2020-123 IL 2.50% 8/20/50	463,191	59,880
*Series 2020-123 NI 2.50% 8/20/50	1,360,426	173,312
*Series 2020-127 IN 2.50% 8/20/50	633,243	80,608
*Series 2020-129 IE 2.50% 9/20/50	556,163	71,473
*Series 2020-160 VI 2.50% 10/20/50	553,505	73,173
*Series 2020-160 IH 2.50% 10/20/50	375,557	49,854
*Series 2020-160 YI 2.50% 10/20/50	1,942,894	256,536
*Series 2020-47 MI 3.50% 4/20/50	1,351,468	194,825
*Series 2020-47 NI 3.50% 4/20/50	434,852	63,572
•Series 2020-H12 F 0.60% (LIBOR01M + 0.50%) 7/20/70	138,999	140,764
•Series 2020-H13 FA 0.55% (LIBOR01M + 0.45%) 7/20/70	489,697	493,944
•Series 2020-H13 FC 0.55% (LIBOR01M + 0.45%) 7/20/70	140,046	141,280
Total Agency Collateralized Mortgage Obligations (Cost $15,841,740)		15,764,968
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.27%
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 X1 0.92% 8/25/26	27,082,504	1,014,210
Series K094 X1 0.88% 6/25/29	2,991,974	173,699
Series K094 XAM 1.15% 6/25/29	4,850,000	385,433
LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
*♦•Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series K095 XAM 1.24% 6/25/29	1,200,000	$ 101,738
Series K101 X1 0.84% 10/25/29	1,195,114	68,252
Series K104 XAM 1.38% 1/25/30	2,500,000	253,696
Series K116 X1 1.43% 7/25/30	898,158	92,450
Series K-1520 X1 0.47% 2/25/36	4,995,909	262,757
Series K737 X1 0.64% 10/25/26	8,442,470	221,272
Series K741 X1 0.57% 12/25/27	2,998,779	91,920
Series K742 X1 0.78% 3/25/28	6,198,659	234,565
Series K743 X1 0.93% 5/25/28	4,000,000	215,009
Series KC05 X1 1.20% 6/25/27	1,571,680	64,065
GNMA
•Series 2013-107 AD 2.77% 11/16/47	618,539	633,201
*•Series 2013-50 IO 0.13% 10/16/48	12,100,892	70,156
*•Series 2013-74 IO 0.54% 12/16/53	20,501,142	309,612
•Series 2014-17 AM 3.37% 6/16/48	6,091	6,417
*•Series 2016-128 IO 0.76% 9/16/56	8,121,944	366,081
*•Series 2017-145 IO 0.52% 4/16/57	1,955,583	80,040
*•Series 2017-157 IO 0.67% 12/16/59	1,223,850	62,588
*•Series 2017-8 IO 0.52% 8/16/58	1,703,670	63,021
*•Series 2020-109 AI 0.87% 5/16/60	2,310,025	169,418
*•Series 2020-184 IO 0.91% 11/16/60	2,937,875	234,869
*•Series 2021-110 IO 0.88% 11/16/63	4,927,811	397,884
*•Series 2021-133 IO 0.88% 7/16/63	5,839,994	468,207
*•Series 2021-37 IO 0.81% 1/16/61	2,954,002	212,372
*•Series 2021-60 IO 0.84% 5/16/63	2,466,360	187,483
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GNMA (continued)
*•Series 2021-68 IO 0.90% 10/16/62	2,966,663	$ 226,533
Total Agency Commercial Mortgage-Backed Securities (Cost $9,223,996)		6,666,948
AGENCY MORTGAGE-BACKED SECURITIES–17.44%
Fannie Mae Grantor Trust 2.90% 6/25/27	238,892	253,949
Fannie Mae S.F. 15 yr
1.50% 12/1/35	455,894	457,656
1.50% 3/1/36	90,599	90,893
2.26% 4/1/30	1,256,757	1,308,744
2.95% 7/1/27	1,422,784	1,514,094
3.04% 6/1/29	1,000,000	1,088,802
3.08% 1/1/28	2,670,000	2,855,057
3.16% 5/1/29	386,543	422,132
3.50% 4/1/32	2,160,945	2,313,404
Fannie Mae S.F. 20 yr
2.50% 9/1/36	487,091	501,495
2.50% 3/1/38	1,450,928	1,493,846
2.50% 3/1/41	838,721	874,301
2.50% 4/1/41	3,024,014	3,148,438
2.50% 5/1/41	2,455,238	2,534,933
3.00% 7/1/35	420,085	443,398
3.00% 2/1/36	1,027,748	1,085,865
3.00% 4/1/36	779,051	822,323
3.00% 7/1/36	1,639,270	1,720,956
3.00% 8/1/36	2,702,683	2,840,371
3.00% 10/1/36	3,396,006	3,573,146
3.00% 12/1/36	2,432,249	2,556,848
3.00% 4/1/38	670,366	705,423
3.00% 6/1/38	858,357	901,067
3.00% 3/1/40	786,232	825,507
3.00% 1/1/41	279,838	295,033
3.00% 10/1/41	193,317	203,881
3.50% 12/1/34	528,636	565,368
3.50% 1/1/35	329,342	352,231
3.50% 2/1/37	221,032	236,319
3.50% 3/1/37	134,295	142,954
3.50% 12/1/37	245,024	264,332
3.50% 8/1/39	199,814	212,398
3.50% 2/1/40	835,548	899,867
Fannie Mae S.F. 30 yr
2.00% 10/1/41	990,424	1,006,375
2.00% 12/1/41	3,000,000	3,041,877
2.00% 8/1/50	244,984	244,959
2.00% 9/1/50	245,625	245,599
2.00% 1/1/51	1,477,684	1,475,622
2.00% 2/1/51	6,847,853	6,860,837
2.00% 3/1/51	9,032,582	9,029,481
2.00% 4/1/51	7,170,551	7,170,394
2.00% 7/1/51	1,268,790	1,269,641

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.00% 10/1/51	995,501	$ 996,037
2.00% 11/1/51	598,504	598,569
2.50% 9/1/50	470,472	485,768
2.50% 10/1/50	1,901,160	1,951,136
2.50% 11/1/50	2,056,616	2,108,504
2.50% 12/1/50	267,742	274,461
2.50% 1/1/51	2,365,269	2,431,004
2.50% 2/1/51	3,478,175	3,569,129
2.50% 3/1/51	561,668	579,416
2.50% 4/1/51	854,754	880,265
2.50% 5/1/51	1,030,577	1,060,202
2.50% 6/1/51	5,908,278	6,076,013
2.50% 7/1/51	2,623,541	2,695,522
2.50% 8/1/51	1,183,995	1,214,321
2.50% 9/1/51	297,634	306,844
2.50% 10/1/51	1,678,882	1,725,695
3.00% 9/1/46	76,076	79,912
3.00% 10/1/46	1,105,913	1,167,894
3.00% 12/1/46	663,847	701,374
3.00% 1/1/47	8,063,833	8,549,323
3.00% 2/1/47	1,399,201	1,476,909
3.00% 9/1/49	2,494,383	2,641,199
3.00% 1/1/50	1,191,734	1,249,365
3.00% 2/1/50	1,026,487	1,075,747
3.00% 4/1/50	2,462,495	2,573,171
3.00% 7/1/50	370,103	386,920
3.00% 8/1/50	541,916	567,527
3.00% 9/1/50	905,229	945,901
3.00% 9/1/51	484,065	507,169
3.50% 12/1/42	138,324	149,290
3.50% 3/1/43	1,073,440	1,158,955
3.50% 8/1/44	427,272	457,049
3.50% 11/1/44	10,285,179	11,075,039
3.50% 2/1/45	149,908	161,386
3.50% 4/1/45	240,599	258,233
3.50% 12/1/46	1,449,420	1,557,673
3.50% 2/1/47	400,630	425,574
3.50% 3/1/47	739,806	787,636
3.50% 5/1/47	3,357,858	3,559,905
3.50% 6/1/47	347,836	369,952
3.50% 9/1/47	3,883,327	4,138,850
3.50% 10/1/47	160,124	170,405
3.50% 3/1/48	162,894	172,349
3.50% 4/1/48	1,402,968	1,503,392
3.50% 7/1/48	421,102	446,440
3.50% 11/1/48	4,668,743	4,970,301
3.50% 6/1/49	63,738	67,761
3.50% 8/1/50	242,148	257,206
3.50% 9/1/50	305,797	322,604
3.50% 10/1/50	125,977	133,726
4.00% 11/1/42	782,194	858,946
4.00% 10/1/44	10,531,759	11,561,800
4.00% 2/1/47	216,273	233,836
4.00% 4/1/47	81,383	87,885
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 5/1/47	1,272,616	$ 1,373,814
4.00% 9/1/47	943,499	1,010,258
4.00% 10/1/47	240,621	257,727
4.00% 12/1/47	245,484	262,890
4.00% 1/1/48	236,113	253,500
4.00% 6/1/48	161,905	174,137
4.00% 9/1/48	1,768,720	1,884,848
4.00% 10/1/48	466,098	500,404
4.00% 11/1/48	234,251	250,279
4.00% 1/1/49	1,003,091	1,068,062
4.00% 6/1/49	375,906	403,354
4.00% 7/1/50	1,037,259	1,116,190
4.00% 12/1/50	132,455	142,202
4.00% 8/1/56	6,416,870	7,076,684
4.00% 6/1/57	1,364,909	1,499,947
4.50% 6/1/38	972,013	1,069,974
4.50% 6/1/39	826,190	913,435
4.50% 10/1/41	494,949	546,992
4.50% 1/1/42	1,943,752	2,148,319
4.50% 10/1/43	967,183	1,068,945
4.50% 3/1/44	5,641	6,206
4.50% 8/1/44	1,538,377	1,697,414
4.50% 3/1/46	1,358,865	1,503,895
4.50% 5/1/46	66,970	73,407
4.50% 6/1/48	495,678	537,682
4.50% 7/1/48	707,779	772,978
4.50% 8/1/48	1,032,205	1,116,447
4.50% 10/1/48	427,754	465,250
4.50% 11/1/48	541,209	589,871
4.50% 9/1/49	3,299,463	3,588,395
4.50% 3/1/50	586,121	642,215
4.50% 9/1/57	1,747,709	1,940,446
4.50% 8/1/58	1,809,586	2,021,700
4.50% 1/1/59	184,881	206,553
5.00% 4/1/37	14,635	16,480
5.00% 5/1/48	160,557	176,404
5.00% 8/1/48	142,597	156,043
5.00% 9/1/48	1,293,828	1,435,248
5.00% 11/1/48	370,695	405,424
5.00% 9/1/49	1,816,121	2,007,557
5.50% 5/1/34	348,247	390,144
5.50% 9/1/36	463,109	523,383
5.50% 1/1/38	1,402,326	1,583,800
5.50% 1/1/39	522,720	593,175
5.50% 3/1/40	925,883	1,048,385
5.50% 3/1/41	469,431	530,959
5.50% 6/1/41	293,317	335,659
5.50% 7/1/41	1,002,979	1,140,231
6.00% 1/1/39	44,170	51,230
6.00% 10/1/39	545,611	631,926
6.00% 4/1/40	40,304	46,683
6.00% 10/1/40	191,550	221,866
6.00% 7/1/41	921,671	1,066,114

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr TBA
2.00% 1/15/52	1,800,000	$ 1,794,454
2.00% 2/1/52	2,000,000	1,989,385
2.50% 1/15/52	20,100,000	20,506,808
2.50% 2/1/52	5,400,000	5,495,581
3.00% 1/1/52	9,900,000	10,256,036
3.00% 2/1/52	1,800,000	1,861,992
3.50% 2/1/52	4,900,000	5,151,076
4.00% 1/1/52	1,200,000	1,276,403
Fannie Mae-Aces
*•0.73% 7/25/22	3,485,938	602
2.50% 10/25/37	184,242	193,097
•2.72% 10/25/31	599,371	641,916
2.94% 7/25/39	275,384	279,333
•3.12% 4/25/28	97,678	106,105
3.27% 2/25/29	640,000	701,955
•3.35% 2/25/43	55,165	60,623
3.45% 1/1/29	830,000	918,514
3.61% 2/25/31	330,000	376,251
3.70% 1/25/36	1,200,000	1,344,299
Freddie Mac REMICs
*2.00% 6/25/49	1,985,971	222,467
2.00% 7/25/50	824,343	766,641
*2.50% 1/25/49	4,145,067	514,752
*2.50% 4/25/49	3,810,044	522,066
*2.50% 5/25/49	2,066,296	267,266
*2.50% 8/25/50	1,852,132	271,032
*2.50% 2/25/51	6,888,209	1,019,123
*4.00% 9/25/27	75,762	3,473
*•5.85% (5.95% minus LIBOR01M) 12/25/43	295,890	51,337
*•6.00% (6.10% minus LIBOR01M) 9/25/46	1,909,056	309,276
*•6.00% (6.10% minus LIBOR01M) 10/25/57	1,503,006	308,421
*•6.05% (6.15% minus LIBOR01M) 6/25/43	104,520	20,150
*•6.10% (6.20% minus LIBOR01M) 11/25/47	321,780	58,255
*•6.38% (6.49% minus LIBOR01M) 12/15/41	760,626	152,189
Freddie Mac S.F. 15 yr
3.00% 9/1/32	201,257	211,513
3.00% 10/1/32	180,060	189,235
3.00% 10/1/33	125,978	132,304
3.00% 12/1/33	50,300	52,738
Freddie Mac S.F. 20 yr
2.00% 9/1/41	4,008,726	4,073,288
2.00% 12/1/41	1,100,000	1,118,071
2.50% 4/1/41	184,227	189,775
3.00% 6/1/36	88,612	93,030
3.50% 1/1/38	1,696,394	1,815,059
4.50% 8/1/23	561,163	600,067
Freddie Mac S.F. 30 yr
2.00% 11/1/50	1,263,691	1,263,256
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
2.00% 2/1/51	5,132,331	$ 5,132,252
2.00% 3/1/51	4,089,075	4,087,320
2.00% 4/1/51	1,326,985	1,332,102
2.00% 5/1/51	8,155,975	8,156,735
2.00% 6/1/51	1,356,657	1,357,567
2.00% 11/1/51	2,289,819	2,286,136
2.00% 12/1/51	9,000,000	8,980,580
2.50% 11/1/50	977,963	1,004,548
2.50% 12/1/50	2,035,438	2,092,423
2.50% 1/1/51	1,660,616	1,703,705
2.50% 2/1/51	446,140	457,710
2.50% 3/1/51	91,930	95,131
2.50% 5/1/51	187,904	195,088
2.50% 7/1/51	6,130,175	6,297,897
2.50% 8/1/51	1,436,582	1,474,347
2.50% 9/1/51	196,381	201,523
2.88% 11/1/47	1,689,326	1,744,193
3.00% 1/1/47	3,034,301	3,205,411
3.00% 9/1/47	2,114,805	2,240,108
3.00% 3/1/48	2,061,564	2,183,612
3.00% 9/1/48	49,047	51,708
3.00% 9/1/49	588,091	617,269
3.00% 12/1/49	1,012,848	1,055,854
3.00% 1/1/50	167,401	176,581
3.00% 2/1/50	1,497,692	1,560,959
3.00% 7/1/50	2,151,452	2,247,262
3.00% 8/1/50	227,484	236,743
3.00% 9/1/50	5,706,915	5,954,072
3.00% 11/1/50	5,649,863	5,893,311
3.00% 9/1/51	193,908	201,983
3.02% 11/1/48	4,576,413	4,723,839
3.09% 2/1/50	2,662,671	2,750,482
3.50% 7/1/47	3,100,977	3,324,084
3.50% 11/1/47	3,800,194	4,029,147
3.50% 3/1/48	391,318	414,596
4.00% 8/1/44	20,692	22,645
4.00% 5/1/45	13,471	14,731
4.00% 10/1/45	20,524	22,263
4.00% 11/1/45	16,493	17,877
4.00% 9/1/46	331,740	357,479
4.00% 12/1/46	21,287	22,886
4.00% 10/1/47	5,981,330	6,373,026
4.00% 4/1/49	1,176,034	1,271,152
4.00% 3/1/50	224,024	240,112
4.50% 10/1/35	209,253	230,739
5.00% 11/1/48	172,751	190,015
5.00% 1/1/49	20,269	22,157
•Freddie Mac Structured Agency Credit Risk Debt Notes 2.35% (SOFR30A + 2.30%) 8/25/33	1,180,000	1,201,659
GNMA I S.F. 30 yr
3.00% 9/15/42	601,517	635,890
3.00% 10/15/42	54,411	56,975

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.50% 5/15/50	539,615	$ 572,177
4.00% 3/15/50	38,873	41,350
GNMA II S.F. 30 yr
2.00% 12/20/50	1,926,545	1,946,367
2.00% 3/20/51	2,096,055	2,116,820
2.50% 12/20/50	991,459	1,013,726
2.50% 5/20/51	488,807	502,575
3.00% 1/20/46	84,283	87,969
3.00% 8/20/46	618,100	645,182
3.00% 11/20/46	325,285	339,558
3.00% 2/20/47	111,670	116,553
3.00% 4/20/47	56,261	58,718
3.00% 9/20/47	429,418	447,962
3.00% 2/20/48	6,322	6,566
3.00% 1/20/50	1,091,932	1,131,001
3.00% 3/20/50	1,112,636	1,140,824
3.00% 7/20/51	1,018,634	1,055,257
3.00% 9/20/51	1,664,982	1,726,991
3.50% 3/20/45	13,557	14,346
3.50% 1/20/46	215,297	228,250
3.50% 3/20/46	1,033,284	1,093,253
3.50% 4/20/46	582,098	615,014
3.50% 5/20/46	276,129	290,699
3.50% 6/20/46	468,165	493,094
3.50% 7/20/46	286,411	301,646
3.50% 9/20/46	90,005	94,729
3.50% 9/20/47	3,790,434	3,992,499
3.50% 10/20/47	695,100	735,447
3.50% 9/20/48	2,522,883	2,648,622
3.50% 10/20/49	229,612	236,859
3.50% 2/20/50	215,821	226,020
3.50% 7/20/50	309,197	322,594
4.00% 6/20/47	2,308,744	2,457,271
4.00% 9/20/47	1,446,053	1,537,277
4.00% 11/20/47	745,774	794,765
4.00% 12/20/47	310,665	331,068
4.00% 2/20/48	894,131	950,109
4.00% 3/20/48	343,152	364,772
4.00% 4/20/48	223,673	237,493
4.00% 10/20/49	202,779	216,893
4.00% 11/20/49	1,450,531	1,513,995
4.00% 1/20/50	184,116	199,390
4.00% 2/20/50	1,022,841	1,081,686
4.00% 3/20/50	101,218	109,953
4.00% 4/20/50	784,427	844,874
4.50% 7/20/32	409	433
4.50% 6/20/34	1,002	1,099
4.50% 2/20/40	3,207	3,515
4.50% 8/20/45	4,557	5,012
4.50% 8/20/47	398,843	428,041
4.50% 4/20/48	746,106	794,851
4.50% 6/20/48	16,966	18,043
4.50% 7/20/48	14,963	15,913
4.50% 8/20/48	3,059,558	3,240,028
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.50% 10/20/48	653,532	$ 690,916
4.50% 12/20/48	1,075,729	1,137,949
4.50% 1/20/49	202,929	214,607
4.50% 2/20/50	1,907,204	2,019,078
4.50% 3/20/50	264,860	279,356
4.50% 5/20/50	2,755,503	2,914,282
4.50% 11/20/50	1,419,832	1,505,778
4.50% 12/20/50	342,101	363,207
GNMA II S.F. 30 yr TBA 3.00% 1/1/52	4,600,000	4,759,402
Total Agency Mortgage-Backed Securities (Cost $428,842,064)		430,755,259
CORPORATE BONDS–33.88%
Aerospace & Defense–1.32%
Boeing Co.
2.70% 2/1/27	220,000	223,694
2.80% 3/1/27	320,000	326,524
3.10% 5/1/26	250,000	260,493
3.20% 3/1/29	1,090,000	1,121,809
3.25% 2/1/35	3,280,000	3,305,076
3.75% 2/1/50	420,000	436,522
4.88% 5/1/25	3,320,000	3,632,315
5.15% 5/1/30	2,010,000	2,341,853
5.71% 5/1/40	1,130,000	1,451,380
5.81% 5/1/50	2,610,000	3,534,269
5.93% 5/1/60	470,000	652,211
General Dynamics Corp.
4.25% 4/1/40	60,000	73,264
4.25% 4/1/50	280,000	357,064
L3Harris Technologies, Inc. 4.85% 4/27/35	580,000	707,150
Lockheed Martin Corp.
3.55% 1/15/26	936,000	1,013,217
4.50% 5/15/36	240,000	292,879
Northrop Grumman Corp.
2.93% 1/15/25	1,600,000	1,666,710
3.25% 1/15/28	660,000	706,344
5.25% 5/1/50	4,450,000	6,232,837
Raytheon Technologies Corp.
2.25% 7/1/30	750,000	747,868
3.13% 7/1/50	2,000,000	2,042,536
3.95% 8/16/25	980,000	1,062,635
4.13% 11/16/28	480,000	536,900
		32,725,550
Agriculture–0.67%
Altria Group, Inc.
2.35% 5/6/25	230,000	235,399
2.45% 2/4/32	950,000	901,945
3.40% 2/4/41	800,000	737,949
4.40% 2/14/26	1,370,000	1,509,063
4.80% 2/14/29	117,000	131,969
5.80% 2/14/39	530,000	637,050

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Altria Group, Inc. (continued)
5.95% 2/14/49	680,000	$ 848,593
6.20% 2/14/59	678,000	883,746
BAT Capital Corp.
3.56% 8/15/27	2,980,000	3,125,426
3.73% 9/25/40	750,000	720,404
4.54% 8/15/47	1,120,000	1,171,321
Cargill, Inc. 1.38% 7/23/23	850,000	856,658
Philip Morris International, Inc.
1.13% 5/1/23	510,000	512,205
2.10% 5/1/30	1,060,000	1,037,242
2.50% 8/22/22	200,000	202,527
4.50% 3/20/42	2,340,000	2,706,076
Reynolds American, Inc. 5.85% 8/15/45	200,000	243,008
		16,460,581
Airlines–0.13%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50% 10/20/25	1,530,000	1,608,047
4.75% 10/20/28	1,460,000	1,594,293
		3,202,340
Apparel–0.13%
NIKE, Inc.
2.40% 3/27/25	500,000	517,635
2.75% 3/27/27	420,000	444,949
2.85% 3/27/30	1,600,000	1,700,824
3.25% 3/27/40	430,000	467,769
		3,131,177
Auto Manufacturers–0.23%
BMW U.S. Capital LLC 2.80% 4/11/26	644,000	673,805
Ford Motor Credit Co. LLC 3.10% 5/4/23	1,366,000	1,391,612
General Motors Co. 6.75% 4/1/46	191,000	272,918
General Motors Financial Co., Inc.
3.45% 4/10/22	1,140,000	1,143,487
3.70% 5/9/23	2,090,000	2,152,309
		5,634,131
Banks–9.67%
Banco Santander SA
•1.24% (LIBOR03M + 1.12%) 4/12/23	600,000	606,192
2.75% 5/28/25	2,600,000	2,687,334
3.85% 4/12/23	1,000,000	1,034,343
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp.
μ1.32% 6/19/26	190,000	$ 187,982
μ1.90% 7/23/31	1,710,000	1,636,599
μ2.57% 10/20/32	2,790,000	2,803,403
μ2.59% 4/29/31	1,010,000	1,020,277
3.30% 1/11/23	840,000	862,991
μ3.55% 3/5/24	1,600,000	1,647,555
μ3.59% 7/21/28	3,730,000	4,014,521
μ3.97% 3/5/29	2,000,000	2,188,453
μ3.97% 2/7/30	1,170,000	1,288,795
μ4.08% 3/20/51	4,850,000	5,833,709
4.25% 10/22/26	3,410,000	3,762,601
μ4.33% 3/15/50	950,000	1,175,254
4.45% 3/3/26	5,111,000	5,626,993
5.00% 1/21/44	2,180,000	2,862,706
Bank of Montreal
1.85% 5/1/25	1,670,000	1,694,660
μ3.80% 12/15/32	300,000	321,779
Bank of New York Mellon Corp. 1.60% 4/24/25	500,000	504,592
Bank of Nova Scotia 1.30% 6/11/25	860,000	855,010
Barclays Bank PLC 1.70% 5/12/22	680,000	682,312
μBarclays PLC
4.97% 5/16/29	1,900,000	2,167,178
5.09% 6/20/30	800,000	907,466
BNP Paribas SA
μ2.22% 6/9/26	1,080,000	1,090,046
3.38% 1/9/25	500,000	524,999
μ4.38% 3/1/33	420,000	455,558
4.40% 8/14/28	1,790,000	2,006,099
4.63% 3/13/27	390,000	432,282
μ4.71% 1/10/25	3,170,000	3,374,815
μ5.20% 1/10/30	1,260,000	1,465,925
BPCE SA 5.15% 7/21/24	780,000	844,698
Canadian Imperial Bank of Commerce 0.95% 6/23/23	840,000	841,024
Citigroup, Inc.
μ1.68% 5/15/24	960,000	970,645
μ2.52% 11/3/32	1,000,000	998,816
μ2.57% 6/3/31	4,220,000	4,256,498
μ3.11% 4/8/26	670,000	702,379
3.30% 4/27/25	4,070,000	4,322,619
4.45% 9/29/27	11,160,000	12,443,624
4.65% 7/23/48	2,030,000	2,606,607
4.75% 5/18/46	620,000	762,380
8.13% 7/15/39	60,000	101,443
Cooperatieve Rabobank UA 4.38% 8/4/25	3,000,000	3,249,878
μCredit Agricole SA
1.91% 6/16/26	710,000	711,364
4.00% 1/10/33	550,000	586,087

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse AG
1.00% 5/5/23	5,100,000	$ 5,113,353
2.95% 4/9/25	980,000	1,025,799
Credit Suisse Group AG
μ3.09% 5/14/32	1,110,000	1,129,482
μ4.19% 4/1/31	1,680,000	1,852,768
4.55% 4/17/26	1,141,000	1,257,086
Danske Bank AS
1.23% 6/22/24	200,000	199,700
μ3.24% 12/20/25	350,000	363,642
3.88% 9/12/23	410,000	426,432
5.00% 1/12/22	1,920,000	1,921,701
5.38% 1/12/24	1,970,000	2,120,623
Goldman Sachs Group, Inc.
μ2.65% 10/21/32	990,000	996,194
μ2.91% 7/21/42	760,000	755,594
3.20% 2/23/23	970,000	994,809
μ3.21% 4/22/42	330,000	342,239
3.50% 4/1/25	620,000	655,609
3.50% 11/16/26	5,140,000	5,477,693
3.63% 2/20/24	720,000	755,321
μ3.69% 6/5/28	3,000,000	3,230,533
μ4.22% 5/1/29	3,140,000	3,487,996
4.25% 10/21/25	2,090,000	2,279,259
4.75% 10/21/45	1,070,000	1,377,177
5.15% 5/22/45	800,000	1,040,374
6.25% 2/1/41	1,660,000	2,413,214
6.75% 10/1/37	750,000	1,063,424
HSBC Holdings PLC
μ3.97% 5/22/30	2,280,000	2,473,225
μ4.04% 3/13/28	1,610,000	1,740,317
4.30% 3/8/26	710,000	778,004
4.95% 3/31/30	200,000	234,680
Intesa Sanpaolo SpA
3.13% 7/14/22	4,799,000	4,853,636
3.38% 1/12/23	630,000	643,698
JPMorgan Chase & Co.
μ1.51% 6/1/24	2,440,000	2,458,523
μ2.08% 4/22/26	1,550,000	1,573,201
μ2.52% 4/22/31	4,040,000	4,083,360
μ2.55% 11/8/32	740,000	744,160
μ3.11% 4/22/51	990,000	1,022,838
3.63% 12/1/27	510,000	549,536
μ4.02% 12/5/24	2,200,000	2,319,608
μ4.20% 7/23/29	1,170,000	1,308,799
4.25% 10/1/27	6,738,000	7,558,384
μ4.45% 12/5/29	1,930,000	2,190,346
Lloyds Banking Group PLC
μ2.91% 11/7/23	2,120,000	2,154,163
3.90% 3/12/24	200,000	211,262
4.65% 3/24/26	1,410,000	1,552,212
μMorgan Stanley
2.19% 4/28/26	2,210,000	2,253,354
2.70% 1/22/31	2,280,000	2,332,632
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μMorgan Stanley (continued)
3.62% 4/1/31	2,930,000	$ 3,192,801
3.77% 1/24/29	1,620,000	1,762,844
4.43% 1/23/30	70,000	79,769
National Securities Clearing Corp.
1.20% 4/23/23	760,000	765,174
1.50% 4/23/25	630,000	633,780
μNatwest Group PLC
4.27% 3/22/25	1,090,000	1,153,490
4.52% 6/25/24	2,580,000	2,699,006
4.89% 5/18/29	620,000	709,114
Nordea Bank Abp 1.00% 6/9/23	1,540,000	1,544,831
PNC Bank NA 3.88% 4/10/25	892,000	957,711
Royal Bank of Canada
1.15% 6/10/25	820,000	812,913
1.60% 4/17/23	1,430,000	1,446,046
State Street Corp. 3.10% 5/15/23	730,000	752,712
Swedbank AB 1.30% 6/2/23	1,050,000	1,056,221
Toronto-Dominion Bank
0.75% 6/12/23	1,590,000	1,590,072
1.15% 6/12/25	820,000	813,101
U.S. Bancorp 1.45% 5/12/25	1,920,000	1,927,906
UBS AG
1.75% 4/21/22	1,400,000	1,404,402
4.50% 6/26/48	200,000	261,057
UBS Group AG
μ2.86% 8/15/23	280,000	283,357
3.49% 5/23/23	1,820,000	1,838,416
4.13% 4/15/26	1,176,000	1,283,274
4.25% 3/23/28	3,740,000	4,141,865
Wells Fargo & Co.
μ1.65% 6/2/24	1,940,000	1,956,415
μ2.19% 4/30/26	1,580,000	1,607,907
μ2.39% 6/2/28	980,000	996,002
μ2.88% 10/30/30	1,820,000	1,892,051
3.00% 10/23/26	1,390,000	1,460,323
3.75% 1/24/24	430,000	451,482
4.13% 8/15/23	460,000	482,394
4.15% 1/24/29	1,700,000	1,902,992
4.30% 7/22/27	874,000	973,751
4.40% 6/14/46	2,750,000	3,259,163
μ4.48% 4/4/31	1,620,000	1,881,983
4.65% 11/4/44	30,000	36,319
4.75% 12/7/46	2,640,000	3,294,858
4.90% 11/17/45	1,630,000	2,049,794
μ5.01% 4/4/51	9,590,000	13,095,471
		238,887,218

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages–0.45%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90% 2/1/46	3,800,000	$ 4,802,953
Anheuser-Busch InBev Worldwide, Inc.
3.50% 6/1/30	2,860,000	3,134,707
4.35% 6/1/40	1,100,000	1,292,850
4.50% 6/1/50	210,000	258,892
Coca-Cola Co.
1.45% 6/1/27	520,000	516,953
2.50% 3/15/51	140,000	134,339
2.60% 6/1/50	370,000	361,263
PepsiCo, Inc.
1.63% 5/1/30	190,000	184,254
2.25% 3/19/25	100,000	103,330
2.63% 3/19/27	70,000	73,294
2.88% 10/15/49	310,000	325,039
		11,187,874
Biotechnology–0.06%
Gilead Sciences, Inc.
3.65% 3/1/26	590,000	635,639
4.75% 3/1/46	690,000	874,315
		1,509,954
Building Materials–0.00%
Carrier Global Corp. 3.58% 4/5/50	90,000	95,690
		95,690
Chemicals–0.40%
Equate Petrochemical BV
2.63% 4/28/28	2,630,000	2,633,287
4.25% 11/3/26	2,120,000	2,303,143
MEGlobal Canada ULC 5.88% 5/18/30	340,000	411,825
OCP SA 4.50% 10/22/25	1,257,000	1,325,959
Orbia Advance Corp. SAB de CV
1.88% 5/11/26	1,650,000	1,625,894
2.88% 5/11/31	1,560,000	1,534,650
		9,834,758
Commercial Services–0.32%
Cintas Corp. No. 2 3.70% 4/1/27	690,000	754,856
DP World PLC 5.63% 9/25/48	4,160,000	5,103,696
PayPal Holdings, Inc.
1.35% 6/1/23	730,000	735,927
1.65% 6/1/25	760,000	769,288
2.30% 6/1/30	500,000	507,826
		7,871,593
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers–0.20%
Apple, Inc.
1.13% 5/11/25	1,590,000	$ 1,585,006
2.45% 8/4/26	950,000	992,085
3.85% 8/4/46	500,000	592,483
International Business Machines Corp. 3.00% 5/15/24	1,620,000	1,692,259
		4,861,833
Cosmetics & Personal Care–0.03%
Procter & Gamble Co.
2.80% 3/25/27	160,000	169,194
3.00% 3/25/30	490,000	532,573
		701,767
Diversified Financial Services–0.63%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	1,260,000	1,270,332
3.00% 10/29/28	1,850,000	1,876,151
3.30% 1/30/32	1,040,000	1,059,523
Air Lease Corp. 3.38% 7/1/25	550,000	573,881
American Express Co. 2.50% 7/30/24	4,110,000	4,246,286
Mastercard, Inc. 3.85% 3/26/50	2,780,000	3,341,036
Visa, Inc. 4.30% 12/14/45	2,560,000	3,221,414
		15,588,623
Electric–1.22%
Abu Dhabi National Energy Co. PJSC
2.00% 4/29/28	3,310,000	3,272,763
3.40% 4/29/51	2,170,000	2,267,650
Cleveland Electric Illuminating Co. 3.50% 4/1/28	300,000	319,397
Comision Federal de Electricidad
3.88% 7/26/33	910,000	892,264
4.75% 2/23/27	920,000	1,017,759
4.88% 1/15/24	380,000	403,275
Consolidated Edison Co. of New York, Inc.
3.35% 4/1/30	330,000	354,885
3.95% 4/1/50	260,000	297,023
Duke Energy Corp.
2.40% 8/15/22	1,470,000	1,484,234
3.15% 8/15/27	320,000	336,584
FirstEnergy Corp.
1.60% 1/15/26	330,000	318,453
3.35% 7/15/22	2,190,000	2,196,789
4.40% 7/15/27	2,120,000	2,283,317

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
FirstEnergy Corp. (continued)
7.38% 11/15/31	3,790,000	$ 5,114,226
MidAmerican Energy Co. 3.65% 4/15/29	1,080,000	1,190,108
Pacific Gas & Electric Co.
1.75% 6/16/22	1,230,000	1,230,004
2.10% 8/1/27	190,000	183,434
2.50% 2/1/31	470,000	447,704
3.30% 8/1/40	100,000	92,701
3.50% 8/1/50	230,000	213,063
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	1,300,000	1,387,152
5.45% 5/21/28	690,000	790,395
6.15% 5/21/48	3,210,000	3,960,659
		30,053,839
Electronics–0.04%
Honeywell International, Inc. 1.35% 6/1/25	930,000	933,754
		933,754
Environmental Control–0.06%
Republic Services, Inc. 2.50% 8/15/24	590,000	607,148
Waste Management, Inc. 2.40% 5/15/23	960,000	977,952
		1,585,100
Food–0.30%
Danone SA
2.59% 11/2/23	1,160,000	1,189,253
2.95% 11/2/26	360,000	378,785
Kraft Heinz Foods Co. 3.00% 6/1/26	1,482,000	1,550,102
Mars, Inc.
2.38% 7/16/40	1,250,000	1,190,025
2.70% 4/1/25	340,000	353,552
3.20% 4/1/30	1,040,000	1,119,936
Mondelez International Holdings Netherlands BV 2.13% 9/19/22	550,000	555,769
Mondelez International, Inc. 1.50% 5/4/25	1,140,000	1,141,055
		7,478,477
Forest Products & Paper–0.29%
Suzano Austria GmbH 6.00% 1/15/29	6,200,000	7,176,562
		7,176,562
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products–0.13%
Abbott Laboratories
3.75% 11/30/26	484,000	$ 534,836
4.75% 11/30/36	650,000	829,479
4.90% 11/30/46	920,000	1,257,825
Medtronic, Inc.
3.50% 3/15/25	314,000	334,308
4.63% 3/15/45	134,000	175,492
		3,131,940
Health Care Services–0.55%
Aetna, Inc. 3.88% 8/15/47	470,000	522,818
Anthem, Inc.
2.95% 12/1/22	600,000	611,693
3.13% 5/15/22	320,000	323,024
3.35% 12/1/24	430,000	454,241
3.65% 12/1/27	430,000	471,736
Humana, Inc.
3.13% 8/15/29	1,100,000	1,152,496
3.95% 3/15/27	1,220,000	1,333,350
4.50% 4/1/25	150,000	163,474
4.80% 3/15/47	50,000	63,342
Roche Holdings, Inc. 2.61% 12/13/51	2,600,000	2,553,211
UnitedHealth Group, Inc.
1.25% 1/15/26	300,000	298,858
2.00% 5/15/30	980,000	972,908
2.38% 10/15/22	120,000	121,700
2.90% 5/15/50	500,000	509,323
3.13% 5/15/60	100,000	103,251
3.50% 6/15/23	290,000	301,607
3.70% 8/15/49	1,330,000	1,530,435
3.75% 7/15/25	550,000	596,345
3.88% 12/15/28	300,000	336,229
3.88% 8/15/59	650,000	777,879
4.25% 6/15/48	210,000	260,129
4.45% 12/15/48	160,000	204,184
		13,662,233
Household Products Ware–0.01%
Kimberly-Clark Corp. 3.10% 3/26/30	250,000	269,373
		269,373
Housewares–0.03%
Newell Brands, Inc.
4.35% 4/1/23	257,000	264,710
4.70% 4/1/26	460,000	501,517
		766,227
Insurance–0.42%
American International Group, Inc.
2.50% 6/30/25	500,000	515,548
3.75% 7/10/25	450,000	481,509

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp. 4.25% 1/15/49	1,190,000	$ 1,461,185
Chubb INA Holdings, Inc. 3.35% 5/3/26	590,000	632,555
Guardian Life Global Funding 1.10% 6/23/25	320,000	316,941
MassMutual Global Funding II 0.85% 6/9/23	2,500,000	2,500,358
MetLife, Inc. 6.40% 12/15/66	1,600,000	1,968,345
Metropolitan Life Global Funding I 0.90% 6/8/23	1,630,000	1,634,456
New York Life Global Funding 0.95% 6/24/25	600,000	591,203
Principal Life Global Funding II 1.25% 6/23/25	300,000	296,428
		10,398,528
Internet–1.01%
Alphabet, Inc.
1.10% 8/15/30	1,500,000	1,417,886
2.05% 8/15/50	1,000,000	892,434
Amazon.com, Inc.
1.50% 6/3/30	1,440,000	1,395,460
2.10% 5/12/31	980,000	993,337
2.50% 6/3/50	7,320,000	6,969,644
3.15% 8/22/27	750,000	810,016
3.88% 8/22/37	500,000	587,667
4.05% 8/22/47	610,000	739,592
4.25% 8/22/57	200,000	256,081
4.95% 12/5/44	630,000	859,879
Prosus NV
3.68% 1/21/30	800,000	823,328
4.03% 8/3/50	3,570,000	3,428,286
Tencent Holdings Ltd.
2.39% 6/3/30	2,000,000	1,959,495
3.60% 1/19/28	3,690,000	3,916,882
		25,049,987
Investment Company–0.02%
Temasek Financial I Ltd. 2.38% 1/23/23	368,000	374,032
		374,032
Iron & Steel–0.27%
Vale Overseas Ltd.
6.25% 8/10/26	4,600,000	5,324,546
6.88% 11/21/36	1,000,000	1,328,760
		6,653,306
Lodging–0.12%
Las Vegas Sands Corp. 3.20% 8/8/24	1,700,000	1,730,757
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Sands China Ltd. 5.13% 8/8/25	1,120,000	$ 1,174,947
		2,905,704
Machinery Diversified–0.08%
Deere & Co.
3.10% 4/15/30	210,000	226,325
3.75% 4/15/50	1,210,000	1,429,153
Otis Worldwide Corp. 2.06% 4/5/25	400,000	406,650
		2,062,128
Media–1.28%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 3/1/42	370,000	358,859
4.20% 3/15/28	1,760,000	1,927,447
4.80% 3/1/50	970,000	1,086,045
4.91% 7/23/25	3,161,000	3,480,603
5.05% 3/30/29	1,700,000	1,946,167
5.38% 4/1/38	1,670,000	1,992,856
5.38% 5/1/47	740,000	883,268
6.48% 10/23/45	1,210,000	1,652,361
Comcast Corp.
2.80% 1/15/51	1,000,000	963,402
2.89% 11/1/51	920,000	890,547
2.94% 11/1/56	244,000	232,418
3.15% 3/1/26	1,106,000	1,179,233
3.25% 11/1/39	110,000	116,055
3.40% 4/1/30	750,000	818,527
3.40% 7/15/46	90,000	95,324
3.45% 2/1/50	220,000	234,921
3.75% 4/1/40	120,000	134,343
3.95% 10/15/25	2,220,000	2,423,642
4.00% 3/1/48	140,000	161,263
4.15% 10/15/28	3,050,000	3,462,455
4.25% 10/15/30	2,030,000	2,342,764
Fox Corp. 5.48% 1/25/39	2,970,000	3,830,295
Time Warner Cable LLC 7.30% 7/1/38	500,000	707,657
Walt Disney Co. 6.65% 11/15/37	460,000	681,837
		31,602,289
Mining–1.09%
Anglo American Capital PLC
3.63% 9/11/24	1,100,000	1,154,663
4.00% 9/11/27	930,000	999,894
4.75% 4/10/27	430,000	478,223
Barrick Gold Corp. 5.25% 4/1/42	10,000	12,968

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Barrick North America Finance LLC 5.70% 5/30/41	1,760,000	$ 2,391,910
BHP Billiton Finance USA Ltd.
2.88% 2/24/22	192,000	192,548
5.00% 9/30/43	920,000	1,216,636
Corp. Nacional del Cobre de Chile 3.63% 8/1/27	5,270,000	5,622,580
Glencore Finance Canada Ltd. 4.25% 10/25/22	820,000	841,566
Glencore Funding LLC
3.88% 10/27/27	120,000	128,938
4.00% 3/27/27	1,540,000	1,661,391
4.13% 5/30/23	10,000	10,399
4.13% 3/12/24	870,000	914,805
4.63% 4/29/24	1,380,000	1,473,757
Southern Copper Corp. 5.25% 11/8/42	7,810,000	9,830,837
		26,931,115
Miscellaneous Manufacturing–0.17%
3M Co.
2.38% 8/26/29	2,510,000	2,574,769
3.70% 4/15/50	310,000	363,349
Eaton Corp. 4.15% 11/2/42	1,030,000	1,204,028
General Electric Co. 6.75% 3/15/32	119,000	162,287
		4,304,433
Oil & Gas–4.42%
Apache Corp.
4.75% 4/15/43	3,700,000	4,064,561
6.00% 1/15/37	2,223,000	2,720,885
BP Capital Markets America, Inc.
2.77% 11/10/50	310,000	292,019
2.94% 6/4/51	190,000	182,374
3.00% 2/24/50	1,830,000	1,801,484
3.12% 5/4/26	1,820,000	1,924,814
3.41% 2/11/26	200,000	213,329
3.63% 4/6/30	590,000	650,965
3.79% 2/6/24	180,000	189,482
Chevron Corp.
1.55% 5/11/25	990,000	998,393
2.00% 5/11/27	260,000	263,891
3.08% 5/11/50	610,000	647,553
Chevron USA, Inc.
3.25% 10/15/29	2,060,000	2,225,541
3.85% 1/15/28	1,620,000	1,793,563
ConocoPhillips
3.75% 10/1/27	520,000	570,020
4.30% 8/15/28	2,270,000	2,559,632
Continental Resources, Inc.
3.80% 6/1/24	640,000	667,818
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources, Inc. (continued)
4.38% 1/15/28	1,360,000	$ 1,470,228
4.50% 4/15/23	290,000	298,836
4.90% 6/1/44	310,000	343,557
5.75% 1/15/31	30,000	35,329
Coterra Energy, Inc.
3.90% 5/15/27	1,260,000	1,354,027
4.38% 6/1/24	340,000	359,558
4.38% 3/15/29	3,560,000	3,977,881
Devon Energy Corp.
4.50% 1/15/30	835,000	896,452
4.75% 5/15/42	200,000	231,566
5.00% 6/15/45	3,665,000	4,429,964
5.60% 7/15/41	1,237,000	1,551,596
5.85% 12/15/25	750,000	857,536
Diamondback Energy, Inc.
2.88% 12/1/24	350,000	363,095
3.13% 3/24/31	380,000	391,647
3.25% 12/1/26	440,000	464,035
3.50% 12/1/29	1,380,000	1,463,362
Ecopetrol SA 5.88% 5/28/45	4,070,000	3,891,978
EOG Resources, Inc.
3.90% 4/1/35	1,280,000	1,450,887
4.38% 4/15/30	1,230,000	1,421,353
4.95% 4/15/50	1,780,000	2,418,103
Exxon Mobil Corp.
1.57% 4/15/23	90,000	91,014
2.44% 8/16/29	1,230,000	1,261,554
2.99% 3/19/25	2,340,000	2,459,150
3.04% 3/1/26	490,000	518,373
3.45% 4/15/51	750,000	812,451
3.48% 3/19/30	910,000	996,411
4.11% 3/1/46	760,000	886,846
4.33% 3/19/50	120,000	147,342
KazMunayGas National Co. JSC
5.38% 4/24/30	2,550,000	2,972,025
5.75% 4/19/47	2,700,000	3,296,776
Lukoil Capital DAC
2.80% 4/26/27	2,090,000	2,058,086
3.60% 10/26/31	2,670,000	2,596,895
Occidental Petroleum Corp.
3.00% 2/15/27	820,000	832,300
3.50% 8/15/29	500,000	513,650
4.10% 2/15/47	760,000	744,800
4.20% 3/15/48	210,000	210,000
4.40% 4/15/46	380,000	389,500
4.50% 7/15/44	2,850,000	2,935,514
4.63% 6/15/45	1,170,000	1,213,875
5.55% 3/15/26	220,000	244,926
6.60% 3/15/46	2,530,000	3,282,675
Pertamina Persero PT 6.00% 5/3/42	1,790,000	2,187,560

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petroleos del Peru SA
4.75% 6/19/32	2,790,000	$ 2,911,198
5.63% 6/19/47	1,490,000	1,475,309
Petroleos Mexicanos
5.50% 6/27/44	790,000	663,470
5.63% 1/23/46	2,710,000	2,231,089
6.38% 1/23/45	900,000	781,650
6.63% 6/15/35	1,746,000	1,677,548
6.88% 8/4/26	365,000	401,317
Pioneer Natural Resources Co.
1.13% 1/15/26	210,000	203,911
1.90% 8/15/30	850,000	807,280
2.15% 1/15/31	1,830,000	1,765,627
Qatar Energy
2.25% 7/12/31	3,190,000	3,159,912
3.13% 7/12/41	2,040,000	2,061,657
3.30% 7/12/51	2,050,000	2,110,204
Shell International Finance BV
2.38% 11/7/29	200,000	204,276
2.75% 4/6/30	420,000	438,692
2.88% 5/10/26	804,000	852,805
3.25% 4/6/50	2,490,000	2,649,195
4.00% 5/10/46	2,760,000	3,209,539
Sinopec Group Overseas Development 2014 Ltd. 4.38% 4/10/24	1,410,000	1,505,189
		109,198,905
Oil & Gas Services–0.03%
Halliburton Co.
3.80% 11/15/25	69,000	74,176
5.00% 11/15/45	290,000	346,469
Schlumberger Holdings Corp. 3.90% 5/17/28	295,000	318,662
		739,307
Pharmaceuticals–2.09%
AbbVie, Inc.
2.30% 11/21/22	2,780,000	2,818,818
2.60% 11/21/24	3,010,000	3,123,274
2.95% 11/21/26	690,000	727,169
3.20% 11/21/29	4,790,000	5,121,432
3.60% 5/14/25	610,000	648,688
3.75% 11/14/23	190,000	198,921
3.80% 3/15/25	790,000	840,937
4.25% 11/21/49	910,000	1,093,977
4.55% 3/15/35	80,000	96,191
Becton Dickinson & Co.
3.36% 6/6/24	213,000	223,000
3.73% 12/15/24	86,000	91,412
4.69% 12/15/44	516,000	649,688
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
2.90% 7/26/24	1,072,000	$ 1,121,773
3.20% 6/15/26	820,000	881,771
3.40% 7/26/29	3,560,000	3,898,215
3.88% 8/15/25	95,000	102,807
4.55% 2/20/48	1,110,000	1,417,577
Cigna Corp.
3.75% 7/15/23	901,000	936,959
4.13% 11/15/25	550,000	601,489
4.38% 10/15/28	2,380,000	2,704,872
4.80% 8/15/38	1,000,000	1,230,001
4.90% 12/15/48	750,000	969,094
CVS Health Corp.
2.13% 9/15/31	770,000	754,036
3.63% 4/1/27	300,000	325,530
3.75% 4/1/30	760,000	833,228
3.88% 7/20/25	1,380,000	1,483,069
4.13% 4/1/40	300,000	344,427
4.25% 4/1/50	930,000	1,124,012
4.30% 3/25/28	1,642,000	1,842,631
5.05% 3/25/48	1,740,000	2,274,942
5.13% 7/20/45	1,110,000	1,442,849
Johnson & Johnson
0.55% 9/1/25	570,000	557,972
0.95% 9/1/27	1,140,000	1,114,950
2.10% 9/1/40	1,000,000	946,235
3.70% 3/1/46	540,000	634,359
Merck & Co., Inc. 1.45% 6/24/30	2,440,000	2,336,110
Pfizer, Inc.
1.70% 5/28/30	4,330,000	4,241,431
2.63% 4/1/30	910,000	958,742
2.70% 5/28/50	1,000,000	1,006,023
		51,718,611
Pipelines–1.73%
Cameron LNG LLC 3.30% 1/15/35	3,060,000	3,194,028
Energy Transfer LP
2.90% 5/15/25	560,000	578,499
3.75% 5/15/30	3,880,000	4,111,464
4.50% 4/15/24	10,000	10,599
4.95% 6/15/28	350,000	393,715
5.25% 4/15/29	1,040,000	1,191,216
5.30% 4/1/44	70,000	80,155
5.40% 10/1/47	560,000	657,139
5.50% 6/1/27	730,000	832,673
6.25% 4/15/49	450,000	587,818
Enterprise Products Operating LLC
2.80% 1/31/30	1,310,000	1,365,862
3.13% 7/31/29	200,000	212,380
3.70% 1/31/51	1,320,000	1,384,856
3.95% 2/15/27	1,283,000	1,398,651

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC (continued)
3.95% 1/31/60	380,000	$ 410,249
4.15% 10/16/28	1,100,000	1,234,826
4.20% 1/31/50	540,000	605,336
4.45% 2/15/43	200,000	228,165
4.80% 2/1/49	250,000	304,252
4.85% 3/15/44	160,000	192,571
5.10% 2/15/45	750,000	924,829
7.55% 4/15/38	160,000	238,367
Kinder Morgan Energy Partners LP
4.25% 9/1/24	1,080,000	1,151,120
5.50% 3/1/44	580,000	711,011
Kinder Morgan, Inc.
4.30% 6/1/25	610,000	659,191
4.30% 3/1/28	1,200,000	1,333,440
5.20% 3/1/48	90,000	111,163
5.55% 6/1/45	720,000	910,312
MPLX LP
4.50% 4/15/38	980,000	1,097,455
4.70% 4/15/48	720,000	830,685
4.80% 2/15/29	680,000	776,436
5.20% 3/1/47	400,000	489,705
5.20% 12/1/47	550,000	667,839
5.50% 2/15/49	1,140,000	1,455,779
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	2,080,000	2,112,752
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	750,000	790,507
7.85% 2/1/26	4,280,000	5,224,307
Western Midstream Operating LP
•1.97% (LIBOR03M + 1.85%) 1/13/23	250,000	249,632
4.35% 2/1/25	390,000	407,558
5.30% 2/1/30	150,000	164,856
Williams Cos., Inc.
4.85% 3/1/48	220,000	267,306
4.90% 1/15/45	1,130,000	1,350,946
5.10% 9/15/45	790,000	970,886
8.75% 3/15/32	500,000	740,400
		42,610,936
Retail–0.61%
Costco Wholesale Corp.
1.38% 6/20/27	1,220,000	1,210,586
1.60% 4/20/30	130,000	125,939
1.75% 4/20/32	500,000	485,781
Home Depot, Inc.
2.50% 4/15/27	420,000	437,999
2.70% 4/15/30	610,000	640,039
3.30% 4/15/40	690,000	748,082
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot, Inc. (continued)
3.35% 4/15/50	890,000	$ 970,601
3.90% 6/15/47	120,000	140,192
Lowe's Cos., Inc.
1.70% 9/15/28	1,050,000	1,028,855
4.50% 4/15/30	1,000,000	1,160,802
McDonald's Corp.
1.45% 9/1/25	1,050,000	1,059,352
2.13% 3/1/30	920,000	915,756
3.30% 7/1/25	580,000	614,842
3.50% 3/1/27	200,000	216,023
3.50% 7/1/27	170,000	184,357
3.60% 7/1/30	590,000	651,985
3.63% 9/1/49	110,000	121,630
3.70% 1/30/26	390,000	419,593
4.20% 4/1/50	660,000	798,803
4.88% 12/9/45	1,390,000	1,785,812
Target Corp. 2.25% 4/15/25	690,000	711,074
Walmart, Inc.
1.50% 9/22/28	330,000	327,957
1.80% 9/22/31	230,000	227,694
2.38% 9/24/29	120,000	125,190
		15,108,944
Savings & Loans–0.06%
μNationwide Building Society 4.36% 8/1/24	1,510,000	1,581,317
		1,581,317
Semiconductors–0.81%
Applied Materials, Inc. 1.75% 6/1/30	390,000	381,651
Broadcom, Inc.
3.14% 11/15/35	3,150,000	3,168,769
3.19% 11/15/36	38,000	37,934
4.15% 11/15/30	712,000	789,648
Intel Corp.
1.60% 8/12/28	520,000	513,695
3.05% 8/12/51	260,000	265,952
4.75% 3/25/50	1,070,000	1,424,901
NVIDIA Corp.
3.50% 4/1/40	1,240,000	1,393,521
3.50% 4/1/50	2,060,000	2,348,343
3.70% 4/1/60	870,000	1,039,710
NXP BV/NXP Funding LLC 2.70% 5/1/25	250,000	258,269
Texas Instruments, Inc.
1.75% 5/4/30	550,000	539,349
3.88% 3/15/39	300,000	354,505
4.15% 5/15/48	1,540,000	1,921,154
TSMC Arizona Corp.
1.75% 10/25/26	890,000	890,402

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
TSMC Arizona Corp. (continued)
2.50% 10/25/31	4,620,000	$ 4,678,775
		20,006,578
Software–0.69%
Adobe, Inc. 2.30% 2/1/30	1,090,000	1,114,067
Microsoft Corp.
2.40% 8/8/26	1,400,000	1,465,066
2.53% 6/1/50	2,921,000	2,848,524
2.70% 2/12/25	310,000	324,242
2.92% 3/17/52	1,079,000	1,145,595
3.30% 2/6/27	3,870,000	4,217,232
3.45% 8/8/36	20,000	23,021
Oracle Corp.
1.65% 3/25/26	2,350,000	2,331,830
2.88% 3/25/31	2,580,000	2,596,434
salesforce.com, Inc. 3.70% 4/11/28	790,000	876,609
		16,942,620
Telecommunications–1.81%
AT&T, Inc.
2.25% 2/1/32	1,220,000	1,178,912
2.55% 12/1/33	280,000	273,852
3.10% 2/1/43	4,250,000	4,131,597
3.30% 2/1/52	250,000	244,822
3.50% 9/15/53	450,000	454,003
3.55% 9/15/55	1,488,000	1,493,400
3.65% 9/15/59	210,000	212,077
3.80% 2/15/27	1,340,000	1,455,108
3.80% 12/1/57	260,000	270,676
4.13% 2/17/26	601,000	655,538
4.35% 6/15/45	228,000	256,998
Telefonica Emisiones SA 5.21% 3/8/47	490,000	608,344
T-Mobile USA, Inc.
2.05% 2/15/28	180,000	178,669
2.25% 11/15/31	900,000	873,280
2.55% 2/15/31	550,000	547,236
3.00% 2/15/41	1,050,000	1,025,121
3.30% 2/15/51	250,000	244,161
3.50% 4/15/25	890,000	942,932
3.75% 4/15/27	170,000	184,093
3.88% 4/15/30	2,080,000	2,275,007
Verizon Communications, Inc.
1.75% 1/20/31	3,500,000	3,312,591
2.10% 3/22/28	840,000	841,600
2.36% 3/15/32	3,010,000	2,965,807
2.55% 3/21/31	2,500,000	2,522,283
2.65% 11/20/40	960,000	912,208
2.88% 11/20/50	2,260,000	2,144,484
3.15% 3/22/30	720,000	761,725
3.85% 11/1/42	890,000	994,165
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
4.00% 3/22/50	1,070,000	$ 1,228,609
4.13% 3/16/27	440,000	489,073
4.13% 8/15/46	630,000	730,616
4.40% 11/1/34	910,000	1,059,959
4.50% 8/10/33	4,990,000	5,866,501
4.86% 8/21/46	940,000	1,209,809
5.25% 3/16/37	560,000	727,699
5.50% 3/16/47	120,000	167,430
Vodafone Group PLC 4.38% 5/30/28	1,090,000	1,226,452
		44,666,837
Transportation–0.30%
Canadian Pacific Railway Co.
2.45% 12/2/31	3,240,000	3,303,437
3.00% 12/2/41	880,000	899,861
Union Pacific Corp.
2.15% 2/5/27	730,000	748,466
2.40% 2/5/30	690,000	703,160
3.75% 7/15/25	380,000	410,498
3.75% 2/5/70	900,000	1,019,568
3.84% 3/20/60	360,000	423,845
		7,508,835
Total Corporate Bonds (Cost $795,938,026)		837,115,006
NON-AGENCY ASSET-BACKED SECURITIES–6.46%
•522 Funding CLO Ltd. Series 2020-6A A1R 1.28% (LIBOR03M + 1.15%) 10/23/34	4,400,000	4,394,918
Applebee's Funding LLC/IHOP Funding LLC Series 2019-1A A2I 4.19% 6/5/49	3,118,500	3,152,866
•ARES XLIV CLO Ltd. Series 2017-44A A1R 1.20% (LIBOR03M + 1.08%) 4/15/34	2,850,000	2,837,725
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A A 2.33% 8/20/26	2,040,000	2,088,686
Series 2021-1A A 1.38% 8/20/27	4,300,000	4,222,502
•Bain Capital Credit CLO Series 2020-1A A1 1.31% (LIBOR03M + 1.19%) 4/18/33	500,000	500,029
•Balboa Bay Loan Funding Ltd. Series 2021-2A A1 1.38% (LIBOR03M + 1.17%) 1/20/35	1,590,000	1,590,970

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Basswood Park CLO Ltd. Series 2021-1A A 1.13% (LIBOR03M + 1.00%) 4/20/34	2,000,000	$ 1,984,754
Blackbird Capital Aircraft Series 2021-1A A 2.44% 7/15/46	1,188,229	1,172,387
•BlueMountain CLO XXII Ltd. Series 2018-22A A1 1.20% (LIBOR03M + 1.08%) 7/15/31	1,000,000	1,000,103
•BlueMountain CLO XXX Ltd. Series 2020-30A A 1.51% (LIBOR03M + 1.39%) 1/15/33	1,700,000	1,700,993
•Carlyle Global Market Strategies CLO Ltd.
Series 2014-3RA A1A 1.18% (LIBOR03M + 1.05%) 7/27/31	1,071,179	1,070,440
Series 2015-4A A1R 1.47% (LIBOR03M + 1.34%) 7/20/32	1,750,000	1,750,063
•Catskill Park CLO Ltd. Series 2017-1A A2 1.83% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,500,011
•Cayuga Park CLO Ltd. Series 2020-1A AR 1.24% (LIBOR03M + 1.12%) 7/17/34	2,590,000	2,587,112
•CBAM Ltd. Series 2017-1A A1 1.38% (LIBOR03M + 1.25%) 7/20/30	4,000,000	4,000,724
•Cerberus Loan Funding XXVIII LP Series 2020-1A A 1.97% (LIBOR03M + 1.85%) 10/15/31	810,000	810,216
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 0.25% (LIBOR01M + 0.14%) 1/15/37	1,016,163	966,819
•Dryden 75 CLO Ltd. Series 2019-75A AR2 1.16% (LIBOR03M + 1.04%) 4/15/34	1,410,000	1,405,360
•Dryden 87 CLO Ltd. Series 2021-87A A1 1.26% (LIBOR03M + 1.10%) 5/20/34	4,610,000	4,599,835
•EFS Volunteer No. 2 LLC Series 2012-1 A2 1.45% (LIBOR01M + 1.35%) 3/25/36	2,861,311	2,920,429
Ford Credit Floorplan Master Owner Trust A 4.06% 11/15/30	3,030,000	3,393,053
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Golub Capital Partners CLO 57M Ltd. Series 2021-57A A1 1.49% (LIBOR03M + 1.49%) 10/25/34	3,960,000	$ 3,957,961
•Grippen Park CLO Ltd. Series 2017-1A A 1.39% (LIBOR03M + 1.26%) 1/20/30	2,000,000	2,000,818
•Halcyon Loan Advisors Funding Ltd. Series 2015-2A AR 1.20% (LIBOR03M + 1.08%) 7/25/27	37,910	37,910
•Halsey Point CLO I Ltd. Series 2019-1A A1A1 1.48% (LIBOR03M + 1.35%) 1/20/33	570,000	570,138
•HalseyPoint CLO 3 Ltd. Series 2020-3A A1A 1.58% (LIBOR03M + 1.45%) 11/30/32	800,000	801,645
Hardee's Funding LLC Series 2021-1A A2 2.87% 6/20/51	3,014,850	2,964,879
Hertz Vehicle Financing III LP Series 2021-2A C 2.52% 12/27/27	2,420,000	2,401,181
•HGI CRE CLO Ltd. Series 2021-FL1 A 1.16% (LIBOR01M + 1.05%) 6/16/36	3,530,000	3,521,181
Hildene Community Funding CDO Ltd. Series 2015-1A ARR 2.60% 11/1/35	2,580,000	2,483,642
•HPS Loan Management Ltd. Series 2021-16A A1 1.40% (LIBOR03M + 1.14%) 1/23/35	2,240,000	2,238,649
•KKR CLO Ltd. Series 32A A1 1.44% (LIBOR03M + 1.32%) 1/15/32	1,100,000	1,100,499
•LCM XVIII LP Series 19A AR 1.36% (LIBOR03M + 1.24%) 7/15/27	237,022	237,111
•Magnetite XIV-R Ltd. Series 2015-14RA A2 1.24% (LIBOR03M + 1.12%) 10/18/31	3,170,000	3,167,949
•Midocean Credit CLO VII Series 2017-7A BR 1.72% (LIBOR03M + 1.60%) 7/15/29	1,750,000	1,747,319
•Myers Park CLO Ltd. B1 1.73% (LIBOR03M + 1.60%) 10/20/30	1,020,000	1,020,064
•Navient Private Education Loan Trust Series 2014-AA A3 1.71% (LIBOR01M + 1.60%) 10/15/31	3,020,000	3,068,354

LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust Series 2020-A A2A 2.46% 11/15/68	2,018,675	$ 2,057,591
•Navient Student Loan Trust Series 2016-3A A3 1.45% (LIBOR01M + 1.35%) 6/25/65	2,352,833	2,421,253
NP SPE X LP Series 2021-1A A1 2.23% 3/19/51	2,240,000	2,226,066
•Octagon Investment Partners 35 Ltd. Series 2018-1A A1A 1.19% (LIBOR03M + 1.06%) 1/20/31	2,950,000	2,947,083
•Octagon Investment Partners 45 Ltd. Series 2019-1A A 1.45% (LIBOR03M + 1.33%) 10/15/32	1,500,000	1,500,477
•Octagon Investment Partners XXI Ltd. Series 2014-1A AAR3 1.16% (LIBOR03M + 1.00%) 2/14/31	1,580,000	1,580,055
•OHA Credit Funding 7 Ltd. Series 2020-7A A 1.37% (LIBOR03M + 1.25%) 10/19/32	870,000	870,057
•OHA Loan Funding Ltd. Series 2013-2A AR 1.20% (LIBOR03M + 1.04%) 5/23/31	2,040,000	2,040,086
•Owl Rock CLO III Ltd. Series 2020-3A A1L 1.93% (LIBOR03M + 1.80%) 4/20/32	2,010,000	2,012,197
•Palmer Square CLO Ltd. Series 2019-1A A1R 1.15% (LIBOR03M + 1.15%) 11/14/34	2,830,000	2,830,359
•Point Au Roche Park CLO Ltd. Series 2021-1A A 1.26% (LIBOR03M + 1.08%) 7/20/34	3,750,000	3,737,389
•Recette CLO Ltd. Series 2015-1A ARR 1.21% (LIBOR03M + 1.08%) 4/20/34	960,000	955,229
•Reese Park CLO Ltd. Series 2020-1A AR 1.13% (LIBOR03M + 1.13%) 10/15/34	4,300,000	4,297,489
SBA Small Business Investment Cos.
Series 2018-10B 1 3.55% 9/10/28	846,433	895,684
Series 2019-10A 1 3.11% 3/10/29	1,075,267	1,126,243
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Silver Rock CLO I Ltd. Series 2020-1A A 1.78% (LIBOR03M + 1.65%) 10/20/31	2,680,000	$ 2,713,867
•SLC Student Loan Trust Series 2008-1 A4A 1.80% (LIBOR03M + 1.60%) 12/15/32	2,590,326	2,623,728
•SLM Private Credit Student Loan Trust
Series 2005-B A4 0.53% (LIBOR03M + 0.33%) 6/15/39	1,263,510	1,240,053
Series 2006-A A5 0.49% (LIBOR03M + 0.29%) 6/15/39	1,066,242	1,040,368
•SLM Student Loan Trust Series 2004-3A A6A 0.67% (LIBOR03M + 0.55%) 10/25/64	4,091,028	4,063,565
SMB Private Education Loan Trust
Series 2021-C APT1 1.39% 1/15/53	4,173,218	4,102,652
Series 2021-C B 2.30% 1/15/53	1,210,000	1,212,718
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	34,106	34,081
Series 2016-2 A1 3.00% 8/25/55	24,964	25,032
Series 2016-3 B1 4.08% 4/25/56	1,120,000	1,173,827
Series 2017-4 A1 2.75% 6/25/57	790,804	803,653
Series 2017-6 M1 3.25% 10/25/57	2,110,000	2,178,674
Series 2019-HY2 M2 2.00% (LIBOR01M + 1.90%) 5/25/58	1,250,000	1,291,201
TRP - TRIP Rail Master Funding LLC Series 2021-2 A 2.15% 6/19/51	2,133,800	2,121,058
U.S. Small Business Administration
Series 2019-20D 1 2.98% 4/1/39	342,913	365,853
Series 2019-25G 1 2.69% 7/1/44	588,391	614,750
•Venture 32 CLO Ltd. Series 2018-32A A2A 1.19% (LIBOR03M + 1.07%) 7/18/31	1,750,000	1,746,957
•Voya CLO Ltd.
Series 2016-3A A1R 1.31% (LIBOR03M + 1.19%) 10/18/31	750,000	750,212
Series 2017-3A A1R 1.17% (LIBOR03M + 1.04%) 4/20/34	1,530,000	1,519,166

LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Voya CLO Ltd. (continued)
Series 2018-3A A1A 1.27% (LIBOR03M + 1.15%) 10/15/31	3,080,000	$ 3,080,579
Series 2018-4A A1AR 1.16% (LIBOR03M + 1.04%) 1/15/32	4,000,000	4,000,032
Wendy's Funding LLC Series 2021-1A A2I 2.37% 6/15/51	4,805,850	4,694,864
•Whitebox CLO II Ltd. 1.34% (LIBOR03M + 1.22%) 10/24/34	2,100,000	2,103,408
•Whitebox CLO III Ltd. Series 2021-3A A1 1.34% (LIBOR03M + 1.22%) 10/15/34	2,580,000	2,582,743
•Zais CLO 13 Ltd. Series 2019-13A A1A 1.61% (LIBOR03M + 1.49%) 7/15/32	980,000	980,474
Total Non-Agency Asset-Backed Securities (Cost $159,115,089)		159,530,068
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.92%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 0.64% (LIBOR01M + 0.54%) 11/25/35	829,042	815,699
•Angel Oak Mortgage Trust Series 2021-7 A3 2.34% 10/25/66	1,190,510	1,189,613
•CIM Trust Series 2021-R6 A1 1.43% 7/25/61	1,765,008	1,739,683
CSMC
φSeries 2019-NQM1 A3 3.06% 10/25/59	3,908,670	3,937,471
•Series 2021-NQM3 A3 1.63% 4/25/66	3,713,002	3,691,868
•Series 2021-NQM5 A1 0.94% 5/25/66	1,323,231	1,310,670
•Series 2021-NQM7 A1 1.76% 10/25/66	1,158,394	1,157,520
•Series 2021-NQM8 A1 1.84% 10/25/66	4,930,000	4,925,927
•CSMC Trust
Series 2018-J1 A2 3.50% 2/25/48	5,239,401	5,332,412
Series 2021-AFC1 A1 0.83% 3/25/56	1,435,041	1,421,978
Series 2021-AFC1 A3 1.17% 3/25/56	1,944,754	1,921,869
Series 2021-RPL2 A1 2.00% 1/25/60	909,000	911,809
Series 2021-RPL6 A1 2.00% 10/25/60	1,974,680	1,986,864
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Ellington Financial Mortgage Trust Series 2021-2 A1 0.93% 6/25/66	1,431,930	$ 1,419,008
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	237,849	239,827
φGCAT Trust Series 2020-NQM1 A3 2.55% 1/25/60	5,010,338	5,034,958
*GNMA
Series 2020-181 WI 2.00% 12/20/50	4,282,438	451,390
Series 2021-29 TI 2.50% 2/20/51	1,954,368	372,216
•Impac CMB Trust Series 2007-A A 0.60% (LIBOR01M + 0.50%) 5/25/37	1,882,373	1,845,054
•JP Morgan Mortgage Trust
Series 2017-5 A2 3.06% 10/26/48	4,270,687	4,368,338
Series 2018-4 A1 3.50% 10/25/48	500,611	506,525
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 0.84% (LIBOR01M + 0.74%) 8/25/36	467,006	465,371
•MFA Trust Series 2020-NQM1 A3 2.30% 8/25/49	1,625,511	1,630,049
•MSG III Securitization Trust Series 2021-1 A 0.84% (LIBOR01M + 0.75%) 6/25/54	4,820,000	4,816,501
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	997,634	1,050,258
Series 2015-1A A3 3.75% 5/28/52	466,237	489,896
Series 2015-2A A1 3.75% 8/25/55	3,778,665	3,966,254
Series 2015-2A A2 3.75% 8/25/55	2,151,233	2,258,029
Series 2016-3A A1B 3.25% 9/25/56	1,179,737	1,228,392
Series 2016-3A B1 4.00% 9/25/56	4,088,870	4,343,857
Series 2016-4A B2 4.75% 11/25/56	2,039,430	2,213,554
Series 2017-1A A1 4.00% 2/25/57	3,135,517	3,330,323
Series 2017-2A B2 4.75% 3/25/57	2,186,131	2,331,766
Series 2017-4A A1 4.00% 5/25/57	2,889,822	3,048,522

LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•New Residential Mortgage Loan Trust (continued)
Series 2017-6A A1 4.00% 8/27/57	6,292,795	$ 6,657,577
Series 2021-NQM3 A1 1.16% 11/27/56	1,499,637	1,491,470
•OBX Trust Series 2021-NQM3 A1 1.05% 7/25/61	1,525,282	1,512,934
•Onslow Bay Mortgage Loan Trust
Series 2021-NQM2 A1 1.10% 5/25/61	1,021,096	1,014,394
Series 2021-NQM4 A1 1.96% 10/25/61	2,987,143	2,994,762
•OPG Trust 0.59% (LIBOR01M + 0.48%) 10/15/36	4,840,000	4,795,120
•PRKCM Trust Series 2021-AFC2 A1 2.07% 11/25/56	1,227,590	1,225,743
♦•WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13 A1A1 0.68% (LIBOR01M + 0.58%) 10/25/45	1,417,249	1,406,301
Total Non-Agency Collateralized Mortgage Obligations (Cost $96,223,182)		96,851,772
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.12%
•BANK Series 2018-BN14 C 4.61% 9/15/60	2,160,000	2,337,960
•BX Commercial Mortgage Trust
Series 2020-FOX A 1.11% (LIBOR01M + 1.00%) 11/15/32	2,831,820	2,830,933
Series 2021-XL2 A 0.80% (LIBOR01M + 0.69%) 10/15/38	6,040,000	6,013,688
BX Trust
Series 2019-OC11 A 3.20% 12/9/41	1,140,000	1,201,722
•Series 2021-SOAR A 0.78% (LIBOR01M + 0.67%) 6/15/38	1,690,000	1,680,515
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	2,560,000	2,650,079
•CHT Mortgage Trust Series 2017-CSMO A 1.04% (LIBOR01M + 0.93%) 11/15/36	730,000	729,582
Citigroup Commercial Mortgage Trust
*•Series 2013-GC11 XA 1.35% 4/10/46	10,456,099	131,514
Series 2014-GC25 A4 3.64% 10/10/47	889,000	934,733
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2016-P3 A4 3.33% 4/15/49	758,000	$ 799,547
•Cold Storage Trust Series 2020-ICE5 A 1.01% (LIBOR01M + 0.90%) 11/15/37	6,310,799	6,302,908
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	775,000	788,049
Series 2014-CR16 A4 4.05% 4/10/47	774,000	816,006
Series 2014-CR20 A4 3.59% 11/10/47	402,000	420,961
Series 2014-CR20 AM 3.94% 11/10/47	1,580,000	1,650,739
Series 2015-CR23 A4 3.50% 5/10/48	418,000	438,982
•Credit Suisse Commercial Mortgage Securities Corp. Series 2019-SKLZ A 1.36% (LIBOR01M + 1.25%) 1/15/34	727,789	730,948
CSMC A OA LLC Series 2014-USA B 4.18% 9/15/37	7,380,000	7,263,020
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	925,000	973,956
•GS Mortgage Securities Corp. II Series 2021-ROSS A 1.26% (LIBOR01M + 1.15%) 5/15/26	3,900,000	3,894,270
•GS Mortgage Securities Corp. Trust Series 2013-PEMB A 3.55% 3/5/33	5,000,000	4,985,471
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	418,932
Series 2015-GC32 A4 3.76% 7/10/48	512,000	545,998
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	686,000	693,378
Series 2015-JP1 A5 3.91% 1/15/49	1,298,000	1,392,312
•Series 2020-MKST D 1.61% (LIBOR01M + 1.50%) 12/15/36	5,130,000	5,004,786
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,918,692

LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,704,000	$ 1,785,941
•KNDL Mortgage Trust Series 2019-KNSQ A 0.91% (LIBOR01M + 0.80%) 5/15/36	4,450,000	4,444,456
•MHC Trust Series 2021-MHC2 A 0.96% (LIBOR01M + 0.85%) 5/15/23	1,210,000	1,203,198
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.10% 2/15/46	3,000,000	2,916,055
Series 2014-C17 A5 3.74% 8/15/47	717,000	753,319
Series 2015-C23 A4 3.72% 7/15/50	1,618,000	1,714,904
Series 2015-C26 A5 3.53% 10/15/48	1,271,800	1,344,006
Series 2016-C29 A4 3.33% 5/15/49	710,000	751,270
•Morgan Stanley Capital I Trust Series 2019-BPR A 1.51% (LIBOR01M + 1.40%) 5/15/36	3,460,000	3,386,759
Natixis Commercial Mortgage Securities Trust
Series 2019-FAME A 3.05% 8/15/36	7,150,000	7,184,299
*•Series 2019-FAME XA 1.35% 8/15/36	32,225,000	922,792
VLS Commercial Mortgage Trust Series 2020-LAB A 2.13% 10/10/42	2,010,000	1,988,628
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	1,164,509
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.14% 10/15/45	474,000	481,389
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	7,892,898
*•Series 2016-BNK1 XA 1.72% 8/15/49	16,846,542	1,101,060
*•Series 2016-C36 XA 1.23% 11/15/59	37,750,133	1,855,695
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	3,341,028
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $103,197,818)		101,781,887
	Principal Amount°	Value (U.S. $)
REGIONAL BONDS–0.14%
Canada—0.14%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	$ 1,502,139
Province of Manitoba Canada 2.13% 6/22/26	872,000	898,738
Province of Quebec 2.50% 4/20/26	959,000	1,004,657
		3,405,534
Total Regional Bonds (Cost $3,313,556)		3,405,534
ΔSOVEREIGN BONDS–4.81%
Chile—0.31%
Chile Government International Bond
3.10% 5/7/41	3,050,000	2,984,425
3.10% 1/22/61	5,020,000	4,638,129
		7,622,554
Colombia—0.37%
Colombia Government International Bond
3.13% 4/15/31	1,190,000	1,066,954
3.88% 4/25/27	1,740,000	1,753,050
5.00% 6/15/45	2,740,000	2,472,850
5.20% 5/15/49	890,000	816,708
5.63% 2/26/44	3,190,000	3,088,303
		9,197,865
India—0.05%
Export-Import Bank of India 3.38% 8/5/26	1,300,000	1,362,116
		1,362,116
Indonesia—0.50%
Indonesia Government International Bond
3.70% 10/30/49	2,060,000	2,178,381
3.85% 7/18/27	2,110,000	2,309,046
4.63% 4/15/43	950,000	1,115,292
5.13% 1/15/45	5,370,000	6,670,423
		12,273,142
Israel—0.23%
Israel Government International Bond 2.75% 7/3/30	2,620,000	2,784,526
State of Israel
3.38% 1/15/50	930,000	1,004,452
3.80% 5/13/60	1,600,000	1,849,904
		5,638,882
Kazakhstan—0.16%
Kazakhstan Government International Bond 4.88% 10/14/44	3,240,000	3,978,137
		3,978,137

LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Kuwait—0.14%
Kuwait International Government Bond 3.50% 3/20/27	3,160,000	$ 3,440,956
		3,440,956
Mexico—0.33%
Mexico Government International Bond
4.00% 10/2/23	1,352,000	1,422,993
4.75% 3/8/44	6,230,000	6,782,975
		8,205,968
Panama—0.44%
Panama Government International Bond
4.30% 4/29/53	1,540,000	1,653,205
4.50% 5/15/47	4,680,000	5,159,700
4.50% 4/1/56	1,050,000	1,156,586
6.70% 1/26/36	2,230,000	2,982,625
		10,952,116
Peru—0.34%
Peru Government International Bond
3.30% 3/11/41	2,340,000	2,340,023
3.55% 3/10/51	1,610,000	1,674,416
3.60% 1/15/72	1,820,000	1,774,500
6.55% 3/14/37	1,840,000	2,507,019
		8,295,958
Poland—0.17%
Poland Government International Bond 4.00% 1/22/24	4,060,000	4,292,386
		4,292,386
Qatar—0.48%
Qatar Government International Bond
3.25% 6/2/26	270,000	287,542
3.88% 4/23/23	3,210,000	3,337,276
4.00% 3/14/29	1,600,000	1,802,528
4.82% 3/14/49	4,940,000	6,474,562
		11,901,908
Russia—0.44%
Russia Foreign Bond - Eurobond
5.63% 4/4/42	6,400,000	8,336,000
5.88% 9/16/43	1,800,000	2,447,896
		10,783,896
Saudi Arabia—0.03%
Saudi Government International Bond 2.88% 3/4/23	640,000	655,069
		655,069
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
United Arab Emirates—0.48%
Abu Dhabi Government International Bond
2.50% 10/11/22	5,320,000	$ 5,398,204
3.13% 9/30/49	4,490,000	4,581,704
3.88% 4/16/50	1,650,000	1,921,900
		11,901,808
Uruguay—0.34%
Uruguay Government International Bond
4.38% 1/23/31	2,500,000	2,878,150
5.10% 6/18/50	4,130,000	5,453,706
		8,331,856
Total Sovereign Bonds (Cost $112,745,210)		118,834,617
U.S. TREASURY OBLIGATIONS–27.97%
U.S. Treasury Bonds
1.13% 8/15/40	11,900,000	10,390,187
1.25% 5/15/50	85,550,000	72,647,322
1.38% 8/15/50	50,140,000	43,921,465
1.63% 11/15/50	18,610,000	17,338,559
1.75% 8/15/41	10,660,000	10,335,203
1.88% 2/15/51	44,160,000	43,690,800
1.88% 11/15/51	10,740,000	10,654,416
2.00% 11/15/41	21,260,000	21,502,497
2.00% 2/15/50	15,290,000	15,530,698
2.00% 8/15/51	8,880,000	9,052,050
2.38% 5/15/51	12,120,000	13,386,919
U.S. Treasury Notes
0.25% 11/15/23	200,000	198,352
0.25% 5/31/25	72,790,000	70,805,335
0.25% 6/30/25	850,000	825,795
0.25% 9/30/25	180,000	174,305
0.38% 11/30/25	70,000	67,886
0.38% 1/31/26	880,000	851,331
0.50% 2/28/26	520,000	505,233
0.63% 11/30/27	17,130,000	16,406,659
0.63% 12/31/27	6,477,000	6,197,426
0.75% 4/30/26	23,550,000	23,083,599
0.75% 1/31/28	32,840,000	31,623,894
1.00% 7/31/28	2,260,000	2,200,234
1.13% 10/31/26	37,160,000	36,913,235
1.13% 8/31/28	31,410,000	30,801,431
1.25% 11/30/26	210,000	209,869
1.25% 3/31/28	16,050,000	15,907,055
1.25% 4/30/28	23,390,000	23,177,114
1.25% 5/31/28	19,690,000	19,495,407
1.25% 6/30/28	17,830,000	17,647,521
1.25% 9/30/28	5,420,000	5,356,273
1.25% 8/15/31	37,260,000	36,427,472
1.38% 10/31/28	29,390,000	29,270,603
1.38% 12/31/28	18,510,000	18,426,127
1.50% 11/30/28	2,900,000	2,911,328
1.63% 8/31/22	6,440,000	6,498,111

LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.63% 5/15/31	26,230,000	$ 26,561,973
Total U.S. Treasury Obligations (Cost $709,638,858)		690,993,684

	Number of Shares
MONEY MARKET FUND–1.13%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.03%)	27,839,506	27,839,506
Total Money Market Fund (Cost $27,839,506)		27,839,506

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS—0.37%
U.S. Treasury Obligations–0.37%
≠U.S. Treasury Bills
0.06% 4/28/22	4,290,000	$ 4,288,955
0.11% 5/3/22	4,100,000	4,098,333
≠U.S. Treasury Cash Management Bill 0.11% 4/26/22	740,000	739,826
Total Short-Term Investments (Cost $9,127,419)		9,127,114

TOTAL INVESTMENTS–101.15% (Cost $2,471,046,464)	2,498,666,363

Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN –(0.01)%

Centrally Cleared–(0.01)%

Call Options–(0.01)%
U.S. Treasury 5 yr Notes Strike price $121.00, expiration date 1/21/22, notional amount $1,500,400	(124)	(42,625)
U.S. Treasury 5 yr Notes Strike price $121.50, expiration date 1/21/22, notional amount $3,098,250	(255)	(37,852)
U.S. Treasury 5 yr Notes Strike price $121.25, expiration date 1/21/22, notional amount $4,534,750	(374)	(87,656)
		(168,133)
Total Options Written (Premium received $(217,244))		(168,133)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.14%)	(28,185,862)
NET ASSETS APPLICABLE TO 242,326,683 SHARES OUTSTANDING–100.00%	$2,470,312,368
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND STANDARD CLASS ($1,971,349,895 / 193,318,282 Shares)	$10.197
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND SERVICE CLASS ($498,962,473 / 49,008,401 Shares)	$10.181
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2021:
Shares of beneficial interest (unlimited authorization–no par)	$2,446,598,570
Distributable earnings/(accumulated loss)	23,713,798
TOTAL NET ASSETS	$2,470,312,368

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2021.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.

★ Includes $1,860,927 cash collateral held at broker for futures contracts, $18,700,322 cash collateral held at brokers for centrally cleared swap contracts, $248,935 variation margin due from broker on futures contracts, $94,399,189 payable for securities purchased, $741,185 payable for fund shares redeemed, $409,063 variation margin due to brokers on centrally cleared swap contracts, $133,810 other accrued expenses payable and $1,075,897 due to manager and affiliates as of December 31, 2021.

The following futures contracts and swap contracts were outstanding at December 31, 2021:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(477)	90 Day IMM Eurodollar	$(118,838,588)	$(118,940,850)	3/14/22	$ 102,262	$ —
991	90 Day IMM Eurodollar	245,161,013	245,971,419	12/19/22	—	(810,406)
489	90 Day IMM Eurodollar	120,575,175	121,323,329	6/19/23	—	(748,154)
3,148	90 Day IMM Eurodollar	774,486,700	776,843,342	12/18/23	—	(2,356,642)
89	U.S. Treasury 10 yr Notes	11,611,719	11,481,154	3/22/22	130,565	—
549	U.S. Treasury 2 yr Notes	119,776,360	119,870,878	3/31/22	—	(94,518)
6,178	U.S. Treasury 5 yr Notes	747,393,206	746,269,713	3/31/22	1,123,493	—
(1,248)	U.S. Treasury Long Bonds	(200,226,000)	(199,717,110)	3/22/22	—	(508,890)
231	U.S. Treasury Ultra Bonds	45,535,875	44,621,790	3/22/22	914,085	—
Total Futures Contracts					$2,270,405	$(4,518,610)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold
CDX.NA.IG.37-Quarterly [4]	428,571,250	(1.00%)	12/20/26	$10,612,090	$9,764,559	$847,531	$—
LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts
	Notional Amount	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U and pay fixed rate coupon at maturity	21,920,000	2.95%	10/20/26	$245,499	$245,499
Pay amounts based on Inflation USA-CPI-U and receive fixed rate coupon at maturity	21,920,000	(2.77%)	10/20/31	(223,596)	(223,596)
Receive amounts based on Inflation USA-CPI-U and pay fixed rate coupon at maturity	24,580,000	3.97%	11/18/23	9,187	9,187
Pay amounts based on Inflation USA-CPI-U and receive fixed rate coupon at maturity	24,580,000	(3.37%)	11/18/26	(80,339)	(80,339)
Total Inflation Swap Contracts				$(49,249)	$(49,249)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-Semiannual/Quarterly	50,500,000	0.71%	(0.16%) [5]	5/20/30	$3,242,671	$(172,330)	$3,415,001	$—
25 yr IRS-Annual	10,300,000	0.56%	(0.05%) [6]	7/20/45	1,902,105	264,454	1,637,651	—
25 yr IRS-Annual	14,350,000	0.74%	(0.05%) [6]	8/19/45	2,131,217	—	2,131,217	—
26 yr IRS-Semiannual/Quarterly	12,422,000	1.00%	(0.16%) [5]	2/15/47	1,907,607	107,053	1,800,554	—
26 yr IRS-Semiannual/Quarterly	6,306,000	1.20%	(0.16%) [5]	2/15/47	698,340	33,211	665,129	—
26 yr IRS-Semiannual/Quarterly	3,077,000	1.23%	(0.16%) [5]	2/15/47	324,280	2,680	321,600	—
26 yr IRS-Semiannual/Quarterly	5,518,000	1.60%	(0.16%) [5]	2/15/47	138,403	29,160	109,243	—
26 yr IRS-Semiannual/Quarterly	6,415,000	2.00%	(0.16%) [5]	2/15/47	(388,581)	(6,253)	—	(382,328)
26 yr IRS-Annual	9,371,000	1.73%	(0.05%) [6]	2/15/47	(576,709)	—	—	(576,709)
26 yr IRS-Annual	12,385,000	1.52%	(0.05%) [7]	2/15/47	(147,203)	(120,801)	—	(26,402)
26 yr IRS-Semiannual/Quarterly	13,392,000	1.63%	(0.16%) [5]	2/15/47	275,965	11,137	264,828	—
26 yr IRS-Annual	9,231,000	1.67%	(0.12%) [5]	7/9/51	53,500	(40,477)	93,977	—
3 yr IRS-Annual	27,930,000	1.52%	(1.00%) [7]	11/20/26	(112,968)	(65,694)	—	(47,274)
5 yr IRS-Annual	21,920,000	1.73%	(1.00%) [7]	10/20/31	(213,871)	84,581	—	(298,452)
6 yr IRS-Annual	92,836,000	0.71%	(0.05%) [7]	5/15/27	1,728,703	274,590	1,454,113	—
7 yr IRS-Semiannual/Quarterly	40,138,000	1.35%	(0.16%) [5]	2/15/28	(20,877)	(124,704)	103,827	—
7 yr IRS-Annual	46,436,000	1.13%	(0.05%) [7]	8/15/28	209,192	328,453	—	(119,261)
7 yr IRS-Annual	18,512,000	1.22%	(0.05%) [7]	8/15/28	(24,460)	(1,165)	—	(23,295)
7 yr IRS-Annual	14,502,000	1.20%	(0.05%) [7]	11/1/28	(19,523)	(825)	—	(18,698)
Total IRS Contracts						$603,070	$11,997,140	$(1,492,419)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2021.
LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on LIBOR03M.
[6] Rate resets based on the daily SOFR compounded annually.
[7] Rate resets based on SOFR01-Secured Overnight Financing Rate.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
CPI-U–Consumer Price Index for All Urban Consumers
DB-JPM–Deutsche Bank JPMorgan
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IMM–International Monetary Market
IRS–Interest Rate Swap
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
PC–Participation Certificate
PJSC–Public Joint Stock Company
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
USD–United States Dollar
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 50,333,182
EXPENSES:
Management fees	10,359,688
Distribution fees-Service Class	1,154,249
Shareholder servicing fees	692,660
Accounting and administration expenses	402,112
Pricing fees	94,587
Professional fees	86,081
Custodian fees	77,207
Trustees’ fees and expenses	50,469
Reports and statements to shareholders	46,904
Consulting fees	3,687
Other	35,586
Total operating expenses	13,003,230
NET INVESTMENT INCOME	37,329,952
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	9,737,799
Futures contracts	(17,247,436)
Options purchased	(991,769)
Options written	7,298,643
Swap contracts	11,197,754
Net realized gain	9,994,991
Net change in unrealized appreciation (depreciation) of:
Investments	(85,329,367)
Futures contracts	218,375
Options purchased	9,538
Options written	(45,008)
Swap contracts	(1,717,606)
Net change in unrealized appreciation (depreciation)	(86,864,068)
NET REALIZED AND UNREALIZED LOSS	(76,869,077)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,539,125)
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/21	12/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 37,329,952	$ 41,245,320
Net realized gain	9,994,991	62,800,519
Net change in unrealized appreciation (depreciation)	(86,864,068)	60,411,833
Net increase (decrease) in net assets resulting from operations	(39,539,125)	164,457,672
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(73,663,292)	(41,390,463)
Service Class	(17,343,141)	(7,855,036)
Return of capital:
Standard Class	(1,443,158)	—
Service Class	(339,773)	—
	(92,789,364)	(49,245,499)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	347,755,366	487,351,369
Service Class	155,050,978	172,068,493
Reinvestment of dividends and distributions:
Standard Class	75,106,450	41,390,463
Service Class	17,682,914	7,855,036
	595,595,708	708,665,361
Cost of shares redeemed:
Standard Class	(213,173,062)	(506,040,080)
Service Class	(52,874,493)	(66,450,091)
	(266,047,555)	(572,490,171)
Increase in net assets derived from capital share transactions	329,548,153	136,175,190
NET INCREASE IN NET ASSETS	197,219,664	251,387,363
NET ASSETS:
Beginning of year	2,273,092,704	2,021,705,341
End of year	$2,470,312,368	$2,273,092,704
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.782	$ 10.116	$ 9.415	$ 9.862	$ 9.593
Income (loss) from investment operations:
Net investment income[1]	0.169	0.217	0.276	0.262	0.203
Net realized and unrealized gain (loss)	(0.352)	0.692	0.710	(0.367)	0.233
Total from investment operations	(0.183)	0.909	0.986	(0.105)	0.436
Less dividends and distributions from:
Net investment income	(0.235)	(0.243)	(0.283)	(0.293)	(0.167)
Net realized gain	(0.159)	—	—	—	—
Return of capital	(0.008)	—	(0.002)	(0.049)	—
Total dividends and distributions	(0.402)	(0.243)	(0.285)	(0.342)	(0.167)
Net asset value, end of period	$ 10.197	$ 10.782	$ 10.116	$ 9.415	$ 9.862
Total return[2]	(1.72%)	9.00%	10.48%	(1.03%)	4.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,971,350	$1,868,293	$1,748,824	$1,585,597	$1,836,303
Ratio of expenses to average net assets	0.50%	0.51%	0.51%	0.52%	0.51%
Ratio of net investment income to average net assets	1.61%	2.06%	2.75%	2.71%	2.06%
Portfolio turnover	129%	225%	159%	176%	419%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–30

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.768	$ 10.107	$ 9.413	$ 9.866	$ 9.593
Income (loss) from investment operations:
Net investment income[1]	0.143	0.190	0.251	0.236	0.180
Net realized and unrealized gain (loss)	(0.352)	0.691	0.709	(0.364)	0.230
Total from investment operations	(0.209)	0.881	0.960	(0.128)	0.410
Less dividends and distributions from:
Net investment income	(0.212)	(0.220)	(0.264)	(0.279)	(0.137)
Net realized gain	(0.159)	—	—	—	—
Return of capital	(0.007)	—	(0.002)	(0.046)	—
Total dividends and distributions	(0.378)	(0.220)	(0.266)	(0.325)	(0.137)
Net asset value, end of period	$ 10.181	$ 10.768	$ 10.107	$ 9.413	$ 9.866
Total return[2]	(1.97%)	8.73%	10.21%	(1.27%)	4.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$498,962	$404,800	$272,881	$125,802	$41,613
Ratio of expenses to average net assets	0.75%	0.76%	0.76%	0.77%	0.76%
Ratio of net investment income to average net assets	1.36%	1.81%	2.50%	2.46%	1.81%
Portfolio turnover	129%	225%	159%	176%	419%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2021
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 111 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts, inflation swap contracts and currency swaps are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2021 and for all open tax years (years ended December 31, 2018-December 31, 2020), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.450% of the first $2 billion of the Fund’s average daily net assets; and 0.350% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2021, costs for these administrative and legal services were as follows:
Administrative	$137,991
Legal	22,327
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,929 for the year ended December 31, 2021.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2021, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$905,398
Distribution fees payable to LFD	105,123
Printing and mailing fees payable to Lincoln Life	4,432
Shareholder servicing fees payable to Lincoln Life	60,944
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Western Asset Core Bond Fund–33

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 328,841,213
Purchases of U.S. government securities	3,044,177,745
Sales other than U.S. government securities	213,002,191
Sales of U.S. government securities	2,836,115,271
At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,471,823,885
Aggregate unrealized appreciation of investments and derivatives	$ 77,265,037
Aggregate unrealized depreciation of investments and derivatives	(38,747,147)
Net unrealized appreciation of investments and derivatives	$ 38,517,890
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Western Asset Core Bond Fund–34

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2021:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 15,764,968	$—	$ 15,764,968
Agency Commercial Mortgage-Backed Securities	—	6,666,948	—	6,666,948
Agency Mortgage-Backed Securities	—	430,755,259	—	430,755,259
Corporate Bonds	—	837,115,006	—	837,115,006
Non-Agency Asset-Backed Securities	—	159,530,068	—	159,530,068
Non-Agency Collateralized Mortgage Obligations	—	96,851,772	—	96,851,772
Non-Agency Commercial Mortgage-Backed Securities	—	101,781,887	—	101,781,887
Regional Bonds	—	3,405,534	—	3,405,534
Sovereign Bonds	—	118,834,617	—	118,834,617
U.S. Treasury Obligations	—	690,993,684	—	690,993,684
Money Market Fund	27,839,506	—	—	27,839,506
Short-Term Investments	—	9,127,114	—	9,127,114
Total Investments	$27,839,506	$2,470,826,857	$—	$2,498,666,363
Derivatives:

Assets:
Futures Contracts	$ 2,270,405	$ —	$—	$ 2,270,405
Swap Contracts	$ —	$13,099,357	$—	$13,099,357
Liabilities:
Futures Contracts	$(4,518,610)	$ —	$—	$ (4,518,610)
Swap Contracts	$ —	$ (1,796,354)	$—	$ (1,796,354)
Options Written	$ (168,133)	$ —	$—	$ (168,133)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, premium callable bond income adjustments, Passive Foreign Investment Companies (“PFIC”) Un-reversed Inclusions, mark-to-market of futures, options and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	Year Ended
	12/31/21	12/31/20
Ordinary income	$59,398,594	$49,245,499
Long-term capital gains	31,607,839	—
Return of capital	1,782,931	—
Total	$92,789,364	$49,245,499
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(10,806,919)
Other temporary differences	(3,902,101)
Net unrealized appreciation	38,422,818
Distributable earnings/(accumulated loss)	$ 23,713,798
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2021, there were no permanent differences requiring a reclassification.
LVIP Western Asset Core Bond Fund–35

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$9,444,773	$1,362,146	$10,806,919
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/21	12/31/20
Shares sold:
Standard Class	33,049,800	45,430,412
Service Class	14,746,882	16,272,036
Shares reinvested:
Standard Class	7,250,160	3,860,691
Service Class	1,709,253	733,567
	56,756,095	66,296,706
Shares redeemed:
Standard Class	(20,258,165)	(48,885,880)
Service Class	(5,041,565)	(6,411,392)
	(25,299,730)	(55,297,272)
Net increase	31,456,365	10,999,434
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 16, 2023.
The Fund had no amounts outstanding as of December 31, 2021, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2021, the Fund posted $1,860,927 cash collateral for futures contracts.
During the year ended December 31, 2021, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.
LVIP Western Asset Core Bond Fund–36

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Options Contracts–During the year ended December 31, 2021, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2021, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to adjust the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Swap Contracts–The Fund enters into inflation swap contracts, interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2021, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
LVIP Western Asset Core Bond Fund–37

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2021, the notional value of the protection sold was USD 428,571,250, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2021, net unrealized appreciation of the protection sold was $847,531.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2021, the Fund used CDS contracts to gain exposure to certain securities or markets.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2021, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
At December 31, 2021, the Fund pledged $18,700,322 cash collateral with Goldman Sachs for open swap contracts.
Fair values of derivative instruments as of December 31, 2021 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$ 2,270,405	Liabilities net of receivables and other assets	$(4,518,610)
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(168,133)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	847,531	Liabilities net of receivables and other assets	—
Swap contracts (Interest rate contracts & Inflation contracts)	Liabilities net of receivables and other assets	12,251,826	Liabilities net of receivables and other assets	(1,796,354)
Total		$15,369,762		$(6,483,097)
LVIP Western Asset Core Bond Fund–38

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(17,247,436)	$ 218,375
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(991,769)	9,538
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	7,298,643	(45,008)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	6,574,565	(4,080,807)
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	4,623,189	2,363,201
Total		$ 257,192	$(1,534,701)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2021.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,367,930,215	$1,011,947,018
Options contracts (average value)	30,931	455,859
CDS contracts (average notional value)**	310,566,192	101,468,885
Interest rate swap contracts (average notional value)***	305,356,846	251,886,154
Inflation rate swap contracts (average notional value)	11,678,462	4,933,846

**Long represents buying protection and short represents selling protection.
***Long represents paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2021, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP Western Asset Core Bond Fund–39

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
LVIP Western Asset Core Bond Fund–40

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 28, 2022
LVIP Western Asset Core Bond Fund–42

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 11 and September 13-14, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a "Fund" and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2021. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund–43

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the LVIP Western Asset Core Bond Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Western Asset Core Bond Fund’s total return compared to the total return of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Western as to any additional benefits it receives and noted Western’s statement that it may receive research from trading activity but that it does not maintain arrangements or agreements to receive any research or services in exchange for trading activity allocation.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Western Asset Core Bond Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 111 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	111	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	111	Formerly: Lincoln Advisors Trust
LVIP Western Asset Core Bond Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	111	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	111	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	111	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	111	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	111	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	111	None
LVIP Western Asset Core Bond Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	111	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Western Asset Core Bond Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Western Asset Core Bond Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund–49

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Brian W. Wixted is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

In reorganization transactions that occurred on May 1, 2021, the LVIP Delaware Diversified Income Fund, LVIP Delaware High Yield Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, and LVIP Delaware Value Fund (each a “ Reorganized Fund”, together the “Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the Delaware VIP® Diversified Income Series, Delaware VIP® High Yield Series, Delaware VIP® Limited-Term Diversified Income Series, Delaware VIP® REIT Series, Delaware VIP® Smid Cap Core Series, Delaware VIP® U.S. Growth Series, and Delaware VIP® Value Series, respectively, each formerly a series of Delaware VIP® Trust.

The Board of Trustees has engaged Tait, Weller and Baker LLP to serve as the Reorganized Funds’ independent registered public accounting firm in order to maintain auditor independence in light of the reorganization transactions.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for all funds except the Reorganized Funds, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $2,912,085 for 2021 and $2,624,295 for 2020. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds, for the audit of the Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the 2021 fiscal year were $0.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y, the principal accountant for all funds except the Reorganized Funds, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $110,300 for 2021 and $104,180 for 2020. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the 2021 fiscal year. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y, the principal accountant for all funds except the Reorganized Funds, for tax compliance, tax advice, and tax planning are $579,050 for 2021 and $527,715 for 2020. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds, for tax compliance, tax advice, and tax planning are $0 for the 2021 fiscal year. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, the principal accountant for all funds except the Reorganized Funds, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds, for tax compliance, tax advice, and tax planning are $0 for the 2021 fiscal year.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)      No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by E&Y, the principal accountant for all funds except the Reorganized Funds, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,735,065 for 2021 and $1,677,610 for 2020. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for the 2021 fiscal year.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lincoln Variable Insurance Products Trust

By (Signature and Title) /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date February 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date February 21, 2022

By (Signature and Title) /s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date February 25, 2022